As filed with the Securities and Exchange Commission on June 13, 1997.

1933 Act Registration No. 33-17619
1940 Act Registration No. 811-5349



                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C. 20549

                                  ____________

                                   FORM N-1A

                        REGISTRATION STATEMENT UNDER THE
                          SECURITIES ACT OF 1933 ( X )

                     Post-Effective Amendment No. 35 ( X )

                                     and/or

                        REGISTRATION STATEMENT UNDER THE
                      INVESTMENT COMPANY ACT OF 1940 ( X )

                             Amendment No. 37 ( X )
                        (Check appropriate box or boxes)
                                   __________

                              GOLDMAN SACHS TRUST
               (Exact name of registrant as specified in charter)

                                4900 Sears Tower
                          Chicago, Illinois 60606-6303
                    (Address of principal executive offices)

                         Registrant's Telephone Number,
                        including Area Code 312-993-4400
                                  ____________

Michael J. Richman, Esq.                        Copies to:
Goldman, Sachs & Co.                            Pamela J. Wilson, Esq.
85 Broad Street - 12th Floor                    Hale and Dorr LLP
New York, New York 10004                        60 State Street
                                                Boston, MA 02109
(Name and address of agent for service)


It is proposed that this filing will become effective (check appropriate box)

( )  immediately upon filing pursuant to paragraph (b)
( )  on (May 1, 1997) pursuant to paragraph (b)
( )  60 days after filing pursuant to paragraph (a)(1)
( )  On May 1, 1997 pursuant to paragraph (a)(1)
( )  75 days after filing pursuant to paragraph (a)(2)
(X)  On August 15, 1997 pursuant to paragraph (a)(2) of rule 485.


Registrant has registered an indefinite number of its shares under the Securities Act of 1933 pursuant to Rule 24f-2. On December 20, 1996, Registrant filed a Rule 24f-2 notice on behalf of its fixed-income funds for their fiscal year ended October 31, 1997. On February 28, 1997, Registrant filed a Rule 24f-2 notice on behalf of its money market funds for their fiscal year ended December 31, 1996. On March 31, 1997, Registrant filed a Rule 24f-2 notice on behalf of its equity funds for their fiscal year ended January 31, 1997.

                              GOLDMAN SACHS TRUST
                           Institutional Shares of
                       GOLDMAN SACHS FIXED INCOME FUNDS
                        GOLDMAN SACHS EQUITY PORTFOLIOS

                                ---------------

                             CROSS REFERENCE SHEET
                           (as required by Rule 485)

PART A                                          CAPTION
--------                                        -------

1.        Cover Page                            Cover Page

2.        Synopsis                              Fund Highlights

3.        Condensed Financial
          Information                           Financial Highlights

4.        General Description                   Cover Page; Fund Highlights;
          of Registrant                         Investment Objective and
                                                Policies; Description of
                                                Securities; Risk Factors;
                                                Investment Techniques;
                                                Investment Restrictions;
                                                Portfolio Turnover; Reports to
                                                Shareholders; Shares of the
                                                Trust; Additional Information

5.        Management of the Fund                Management

6.        Capital Stock and                     Dividends; Shares of
          Other Securities                      the Trust; Taxation; Additional
                                                Information

7.        Purchase of Securities                Purchase of Institutional Being
                                                Offered Shares; Net Asset Value;
                                                Additional Information

8.        Redemption or                         Redemption of Institutional
                                                Repurchase Shares; Additional
                                                Information

9.        Pending Legal                         Not Applicable
          Proceedings

PART B                                          CAPTION
------                                          -------

10.       Cover Page                            Cover Page

11.       Table of Contents                     Table of Contents

12.       General Information                   Not Applicable
          and History

13.       Investment Objectives                 Investment Objective and Poli-
          and Policies                          cies; Investment Restrictions

14.       Management of the                     Management
          Registrant

15.       Control Persons and                   Shares of the Trust
          Principal Holders of
          Securities

16.       Investment Advisory                   Management
          and Other Services

17.       Brokerage Allocation                  Portfolio Transactions
          and Other Securities

18.       Capital Stock and                     Shares of the Trust
          Other Securities

19.       Purchase, Redemption                  Management; Net Asset Value
          and Pricing of
          Securities Being
          Offered

20.       Tax Status                            Taxation

21.       Underwriters                          Management-Distributor

22.       Calculation of                        Performance Information
          Performance Data

23.       Financial Statements                  Financial Statements

                             GOLDMAN SACHS TRUST
                              Service Shares of
                       GOLDMAN SACHS FIXED INCOME FUNDS
                        GOLDMAN SACHS EQUITY PORTFOLIOS

                                ---------------
                             CROSS REFERENCE SHEET
                           (as required by Rule 485)


PART A                              CAPTION
------                              -------

1.   Cover Page                     Cover Page

2.   Synopsis                       Fund Highlights

3.   Condensed Financial
     Information                    Financial Highlights

4.   General Description            Cover Page; Fund Highlights;
     of Registrant                  Investment Objective and Policies;
                                    Description of Securities; Risk Factors;
                                    Investment Techniques; Investment
                                    Restrictions; Portfolio Turnover; Reports
                                    to Shareholders; Shares of the Trust; Addi-
                                    tional Information

5.   Management of the              Management
     Fund

6.   Capital Stock and              Dividends; Shares of the
     Other Securities               Trust; Taxation; Additional
                                    Information

7.   Purchase of Securities         Purchase of Service
     Being Offered                  Shares; Net Asset Value;
     Additional Information

8.   Redemption or                  Redemption of Service
     Repurchase                     Shares; Additional Information

9.   Pending Legal                  Not Applicable Proceedings


PART B                                CAPTION
------                                -------

10.       Cover Page  Cover Page


11.       Table of Contents              Table of Contents

12.       General Information            Not Applicable
          and History

13.       Investment Objectives          Investment Objective and Poli-
          and Policies                   cies; Investment Restrictions

14.       Management of the              Management
          Registrant

15.       Control Persons and            Shares of the Trust
          Principal Holders of
          Securities

16.       Investment Advisory            Management
          and Other Services

17.       Brokerage Allocation           Portfolio Transactions
          and Other Securities

18.       Capital Stock and              Shares of the Trust
          Other Securities

19.       Purchase, Redemption           Management; Net Asset Value
          and Pricing of
          Securities Being
          Offered

20.       Tax Status                     Taxation

21.       Underwriters                   Management-Distributor

22.       Calculation of                 Performance Information
          Performance Data

23.       Financial Statements           Financial Statements

                             GOLDMAN SACHS TRUST
                     Class A, Class B and Class C Shares
                       GOLDMAN SACHS FIXED INCOME FUNDS

                                ---------------

                             CROSS REFERENCE SHEET
                           (as required by Rule 485)



PART A                                CAPTION
------                                -------

1.    Cover Page                     Cover Page

2.    Synopsis                       Fund Highlights

3.    Condensed Financial
      Information                    Financial Highlights

4.    General Description            Cover Page; Fund Highlights;
      of Registrant                  Investment Objective and Poli
                                     cies; Description of Securi
                                     ties; Risk Factors; Investment
                                     Techniques; Investment Re-
                                     strictions; Portfolio Turn
                                     over; Reports to Shareholders;
                                     Shares of the Trust; Addition
                                     al Information

5.    Management of the              Management
      Fund

6.    Capital Stock and              Dividends; Shares of the
      Other Securities               Trust; Taxation; Additional
      Information

7.    Purchase of Securities         Purchase of Service Shares;
      Being Offered                  Net Asset Value; Additional Information

8.    Redemption or                  Redemption of Service Shares;
      Repurchase                     Additional Information

9.    Pending Legal                  Not Applicable
      Proceedings

PART B                               CAPTION
------                               -------

10.    Cover Page                    Cover Page

11.    Table of Contents             Table of Contents

12.    General Information           Not Applicable
       and History

13.    Investment Objectives         Investment Objective and Poli
       and Policies                  cies; Investment Restrictions

14.    Management of the             Management
       Registrant

15.    Control Persons and           Shares of the Trust
       Principal Holders of
       Securities

16.    Investment Advisory           Management
       and Other Services

17.    Brokerage Allocation          Portfolio Transactions
       and Other Securities

18.    Capital Stock and             Shares of the Trust
       Other Securities

19.    Purchase, Redemption          Management; Net Asset Value
       and Pricing of
       Securities Being
       Offered

20.    Tax Status                    Taxation

21.    Underwriters                  Management-Distributor

22.    Calculation of                Performance Information
       Performance Data

23.    Financial Statements          Financial Statements

                              GOLDMAN SACHS TRUST
                        GOLDMAN SACHS MONEY MARKET FUNDS
                               ILA SERVICE UNITS
                               ILA CLASS B UNITS
                               ILA CLASS C UNITS
                   OF INSTITUTIONAL LIQUID ASSETS PORTFOLIOS

                                ---------------
                             CROSS REFERENCE SHEET
                           (as required by Rule 485)

PART A                          CAPTION
------                          -------
Institutional Liquid Assets Prime Obligations Portfolio and Institutional Liquid
Assets Tax-Exempt Diversified Portfolio

1. Cover Page                   Cover Page

2. Synopsis                     An Introduction to the Portfo-
                                lios; Unitholder and Portfolio Expenses

3. Condensed Financial          Financial Highlights
   Information

4. General Description
   of Registrant                An Introduction to the Portfo-
                                lios;  Investment Policies; De-
                                scription of Securities and In-
                                vestment Techniques; Investment
                                Limitations;  Distribution and
                                Authorized Dealer Service Plans;
                                Organization and Units of the
                                Portfolios

5. Management of the Fund       Management; Organization and
                                Units of the Portfolios

6. Capital Stock and
   Other Securities             Purchase of Units; Reports to
                                Unitholders; Distributions; Tax-
                                es; Organization and Units of
                                the Portfolios

7.  Purchase of Securities       Purchase of Units;
    Exchanges; Net Asset Value

8.  Redemption or Repurchase     Redemption of Units

9.  Pending Legal Proceedings    Not Applicable

PART A                           CAPTION
                                 -------

10. Cover Page                   Cover Page

11. Table of Contents            Table of Contents

12. General Information          Organization and Capitalization
    and History

13. Investment Objectives        Investment Policies and Practic
    and Policies                 es of the Fund;Investment Limita-
                                 tions

14. Management of the Fund       Trustees and Officers; The Advis-
                                 er, Distributor and Transfer
                                 Agent

15. Control Persons and          Trustees and Officers; The Dis-
    Principal Holders            tributor and Transfer Agent;
    of Securities                Organization and Capitalization

16. Investment Advisory          The Adviser, Distributor and
    and Other Services           Transfer Agent; Portfolio Trans-
                                 actions; Custodian and Subcustodian;
                                 Independent Accoun-
                                 tants

17. Brokerage Allocation         Portfolio Transactions

18. Capital Stock and            Organization and Capitalization;
    Other Securities             Service Plan

19. Purchase, Redemption and     Net Asset Value; Redemptions
    Pricing of Securities
    Being Offered

20. Tax Status                   Tax Information

21. Underwriters                 The Adviser, Distributor and
                                 Transfer Agent

22. Calculation of               Calculation of Yield Quotations
    Performance Data

23.                              Financial Statements              Financial Statements

Part C
------
Information required to be included in Part C is set forth under the appropriate Item, so numbered in Part C to this Registration Statement.

------------------------------------------------------------------------------

PROSPECTUS          SUBJECT TO COMPLETION DATED
      , 1997
                GOLDMAN SACHS EQUITY FUNDS INSTITUTIONAL SHARES

GOLDMAN SACHS BALANCED FUND        GOLDMAN SACHS CAPITAL GROWTH FUND

                                     Seeks long-term growth of capital through
                                     diversified investments in equity securi-
 Seeks long-term capital             ties of companies that are considered to
 growth and current income           have long-term capital appreciation po-
 through investments in equity       tential.
 and fixed income securities.

                                   GOLDMAN SACHS MID CAP EQUITY FUND
GOLDMAN SACHS GROWTH AND INCOME      Seeks long-term capital appreciation pri-
FUND                                 marily through investments in equity se-
 Seeks long-term growth of           curities of companies with public stock
 capital and growth of income        market capitalizations of between $500
 through investments in equity       million and $7 billion at the time of in-
 securities that are consid-         vestment.
 ered to have favorable pros-
 pects for capital apprecia-
 tion and/or dividend paying
 ability.

                                   GOLDMAN SACHS INTERNATIONAL EQUITY FUND
                                     Seeks long-term capital appreciation
                                     through investments in equity securities of companies that are organized outside the U.S. or whose securities are princi-pally traded outside the U.S.

GOLDMAN SACHS CORE U.S. EQUITY
FUND
 Seeks long-term growth of
 capital and dividend income
 through a broadly diversified
 portfolio of large cap and
 blue chip equity securities
 representing all major sec-
 tors of the U.S. economy.

                                   GOLDMAN SACHS SMALL CAP EQUITY FUND

                                     Seeks long-term capital growth through
                                     investments in equity securities of com-panies with public stock market capital-izations of $1 billion or less at the time of investment.


GOLDMAN SACHS CORE LARGE CAP       GOLDMAN SACHS EMERGING MARKETS EQUITY FUND
GROWTH FUND                          Seeks long-term capital appreciation
 Seeks long-term growth of           through investments in equity securities
 capital through a broadly di-       of emerging country issuers.
 versified portfolio of equity
 securities of large cap U.S.
 issuers that are expected to
 have better prospects for
 earnings growth than the
 growth rate of the general
 domestic economy. Dividend
 income is a secondary consid-
 eration.

                                   GOLDMAN SACHS ASIA GROWTH FUND
                                     Seeks long-term capital appreciation
                                     through investments in equity securities of companies related (in the manner de-scribed herein) to Asian countries.

GOLDMAN SACHS CORE SMALL CAP
EQUITY FUND

 Seeks long-term growth of
 capital through a broadly di-
 versified portfolio of equity
 securities of U.S. companies
 with public stock market cap-
 italizations of $3 billion or
 less at the time of invest-
 ment.

GOLDMAN SACHS CORE INTERNA-
TIONAL EQUITY FUND

 Seeks long-term growth of
 capital through a broadly di-
 versified portfolio of equity
 securities of companies that
 are organized outside the
 U.S. or whose securities are
 principally traded outside
 the U.S.

                               -----------------

INSTITUTIONAL SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER INSURED DEPOSITORY INSTITUTION AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN A FUND INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                                        (continued on next page)

INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY STATE.

(cover continued)

  A FUND'S INVESTMENTS IN SECURITIES OF FOREIGN ISSUERS AND FOREIGN CURRENCIES ENTAIL CERTAIN RISKS NOT CUSTOMARILY ASSOCIATED WITH INVESTING IN SECURITIES OF U.S. ISSUERS QUOTED IN U.S. DOLLARS. IN PARTICULAR, THE SECURITIES MARKETS OF ASIAN, LATIN AMERICAN, EASTERN EUROPEAN, AFRICAN AND OTHER EMERGING COUNTRIES IN WHICH THE INTERNATIONAL EQUITY, EMERGING MARKETS EQUITY AND ASIA GROWTH FUNDS MAY INVEST WITHOUT LIMIT ARE LESS LIQUID, SUBJECT TO GREATER PRICE VOLATILITY, HAVE SMALLER MARKET CAPITALIZATIONS, HAVE LESS GOVERNMENT REGULATION AND ARE NOT SUBJECT TO AS EXTENSIVE AND FREQUENT ACCOUNTING, FINANCIAL AND OTHER REPORTING REQUIREMENTS AS THE SECURITIES MARKETS OF MORE DEVELOPED COUNTRIES. FURTHER, INVESTMENT IN EQUITY SECURITIES OF ISSUERS LOCATED IN RUSSIA AND CERTAIN OTHER EMERGING COUNTRIES INVOLVES RISK OF LOSS RESULTING FROM PROBLEMS IN SHARE REGISTRATION AND CUSTODY, WHICH RISKS ARE NOT NORMALLY ASSOCIATED WITH INVESTMENT IN MORE DEVELOPED COUNTRIES. THE FUNDS THAT INVEST IN FOREIGN SECURITIES AND EMERGING MARKETS ARE INTENDED FOR INVESTORS WHO CAN ACCEPT THE RISKS ASSOCIATED WITH THEIR INVESTMENTS AND MAY NOT BE SUITABLE FOR ALL INVESTORS. SEE "DESCRIPTION OF SECURITIES" AND "RISK FACTORS."

  Goldman Sachs Asset Management ("GSAM"), New York, New York, a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as investment adviser to the Balanced, CORE Large Cap Growth, CORE Small Cap Equity, Goldman Sachs CORE International Equity, Growth and Income, Mid Cap Equity and Small Cap Equity Funds. Goldman Sachs Funds Management, L.P. ("GSFM"), New York, New York, an affiliate of Goldman Sachs, serves as investment adviser to the CORE U.S. Equity (formerly the "Select Equity Fund") and Capital Growth Funds. Goldman Sachs Asset Management International ("GSAMI"), London, England, an affiliate of Goldman Sachs, serves as investment adviser to the International Equity, Emerging Markets Equity and Asia Growth Funds. GSAM, GSFM and GSAMI are each referred to in this Prospectus as the "Investment Adviser." Goldman Sachs serves as each Fund's distributor and transfer agent.

  This Prospectus provides information about Goldman Sachs Trust (the "Trust") and the Funds that a prospective investor should understand before investing. This Prospectus should be retained for future reference. A Statement of
Additional Information (the "Additional Statement"), dated     , 1997,
containing further information about the Trust and the Funds which may be of interest to investors, has been filed with the Securities and Exchange Commission ("SEC"), is incorporated herein by reference in its entirety, and may be obtained without charge from Goldman Sachs by calling the telephone number, or writing to one of the addresses, listed on the back cover of this Prospectus. The SEC maintains a Web site (http://www.sec.gov) that contains the Additional Statement and other information regarding the Trust.

                               TABLE OF CONTENTS

                                     PAGE
                                     ----
Fund Highlights....................    3
Fees and Expenses..................    8
Financial Highlights...............    9
Investment Objectives and Policies.   14
Description of Securities..........   19
Investment Techniques..............   24
Risk Factors.......................   27
Investment Restrictions............   29
Portfolio Turnover.................   29
Management.........................   30
Net Asset Value....................   33

                                                              PAGE
                                                              ----
                         Performance Information.............  34
                         Shares of the Trust.................  35
                         Taxation............................  35
                         Additional Information..............  37
                         Reports to Shareholders.............  38
                         Dividends...........................  38
                         Purchase of Institutional Shares....  38
                         Exchange Privilege..................  40
                         Redemption of Institutional Shares..  41
                         Appendix ........................... A-1
                         Account Information Form

                                FUND HIGHLIGHTS

   The following is intended to highlight certain information contained in this Prospectus and is qualified in its entirety by the more detailed information contained herein.

  WHAT IS THE GOLDMAN SACHS TRUST?

   The Goldman Sachs Trust is an open-end management investment company that offers its shares in several investment funds (mutual funds). Each Fund pools the monies of investors by selling its shares to the public and investing these monies in a portfolio of securities designed to achieve that Fund's stated investment objectives.

  WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS?

   Each Fund has distinct investment objectives and policies. There can be no assurance that a Fund's objectives will be achieved. For a complete description of each Fund's investment objectives and policies, see "Investment Objectives and Policies," "Description of Securities" and "Investment Techniques."

--------------------------------------------------------------------------------

 FUND NAMES  INVESTMENT OBJECTIVES       INVESTMENT CRITERIA             BENCHMARK
             ---------------------  ------------------------------
 ---------------
                                                          ----------------------------
 BALANCED    Long-term capital      Between 45% and 65% of total   Lehman Aggregate Bond
 FUND        growth and current     assets in equity securities    Index
             income.                and at least 25% in fixed      and the Standard &
                                    income senior securities.      Poor's Index of 500
                                                                   Common Stocks (the
                                                                   "S&P 500 Index")
----------------------------------------------------------------------------------------
 GROWTH AND  Long-term growth of    At least 65% of total assets   S&P 500 Index
 INCOME FUND capital and growth of  in equity securities that the
             income.                Investment Adviser considers
                                    to have favorable prospects
                                    for capital appreciation
                                    and/or dividend paying
                                    ability.
----------------------------------------------------------------------------------------
 CORE U.S.   Long-term growth of    At least 90% of total assets   S&P 500 Index
 EQUITY FUND capital and dividend   in equity securities of U.S.
             income.                issuers. The Fund seeks to
                                    achieve its objective through
                                    a broadly diversified
                                    portfolio of large cap and
                                    blue chip equity securities
                                    representing all major sectors
                                    of the U.S. economy. The
                                    Fund's investments are
                                    selected using both a variety
                                    of quantitative techniques and
                                    fundamental research in
                                    seeking to maximize the
                                    Fund's reward to risk ratio.
                                    The Fund's portfolio is
                                    designed to have risk, style,
                                    capitalization and industry
                                    characteristics similar to the
                                    S&P 500 Index.


                                                                     (continued)

  FUND NAMES    INVESTMENT OBJECTIVES       INVESTMENT CRITERIA             BENCHMARK
                ---------------------  ------------------------------
 ---------------
                                                          ----------------------------
 CORE LARGE     Long-term growth of    At least 90% of total assets   Russell 1000 Growth
 CAP GROWTH     capital. Dividend      in equity securities of U.S.   Index
 FUND           income is a secondary  issuers. The Fund seeks to
                consideration.         achieve its objective through
                                       a broadly diversified
                                       portfolio of equity securities
                                       of large cap U.S. issuers that
                                       are expected to have better
                                       prospects for earnings growth
                                       than the growth rate of the
                                       general domestic economy. The
                                       Fund's investments are
                                       selected using both a variety
                                       of quantitative techniques and
                                       fundamental research in
                                       seeking to maximize the Fund's
                                       reward to risk ratio. The
                                       Fund's portfolio is designed
                                       to have risk, style,
                                       capitalization and industry
                                       characteristics similar to the
                                       Russell 1000 Growth Index.
-----------------------------------------------------------------------------------------
 CORE SMALL     Long-term growth of    At least 90% of total assets   [Russell 2500 or
 CAP EQUITY     capital.               in equity securities of U.S.   Russell 2000 Index]
 FUND                                  issuers. The Fund seeks to
                                       achieve its investment
                                       objective through a broadly
                                       diversified portfolio of
                                       equity securities of U.S.
                                       companies with public stock
                                       market capitalizations of $3
                                       billion or less at the time of
                                       investment. The Fund's
                                       investments are selected using
                                       both a variety of quantitative
                                       techniques and fundamental
                                       research in seeking to
                                       maximize the Fund's reward to
                                       risk ratio. The Fund's
                                       portfolio is designed to have
                                       risk, style, capitalization
                                       and industry characteristics
                                       similar to the [Russell 2500
                                       or Russell 2000 Index].
-----------------------------------------------------------------------------------------
 CORE           Long-term growth of    At least 90% of total assets   EAFE Index
 INTERNATIONAL  capital.               in equity securities of
 EQUITY FUND                           companies organized outside
                                       the United States or whose
                                       securities are principally
                                       traded outside the United
                                       States. The Fund seeks broad
                                       representation across major
                                       countries and sectors of the
                                       international economy. The
                                       Fund's investments are
                                       selected using both a variety
                                       of quantitative techniques and
                                       fundamental research in
                                       seeking to maximize the Fund's
                                       reward to risk ratio. The
                                       Fund's portfolio is designed
                                       to have risk, style,
                                       capitalization and industry
                                       characteristics similar to the
                                       Morgan Stanley Capital
                                       International (MSCI) Europe,
                                       Australia and Far East Index
                                       (the "EAFE Index"). The Fund
                                       may invest in securities of
                                       issuers located in countries
                                       with emerging economies or
                                       securities markets and employ
                                       certain currency management
                                       techniques.

  FUND NAMES    INVESTMENT OBJECTIVES       INVESTMENT CRITERIA             BENCHMARK
                ---------------------  ------------------------------
 ---------------
                                                          ----------------------------
 CAPITAL        Long-term capital      At least 90% of total assets   S&P 500 Index
 GROWTH FUND    growth.                in a diversified portfolio of
                                       equity securities. The
                                       Investment Adviser considers
                                       long-term capital appreciation
                                       potential in selecting
                                       investments.
-------------------------------------------------------------------------------------------
 MID CAP        Long-term capital      At least 65% of total assets   Russell Midcap Index
 EQUITY FUND    appreciation.          in equity securities of
                                       companies ("Mid-Cap
                                       Companies") with public stock
                                       market capitalizations of
                                       under $5 billion at the time
                                       of investment.
-------------------------------------------------------------------------------------------
 INTERNATIONAL  Long-term capital      Substantially all, and at      FT/Actuaries Europe
 EQUITY FUND    appreciation.          least 65%, of total assets in  and Pacific Index
                                       equity securities of companies (unhedged)
                                       organized outside the United
                                       States or whose securities are
                                       principally traded outside the
                                       United States. The Fund may
                                       invest in securities of
                                       issuers located in countries
                                       with emerging economies or
                                       securities markets and employ
                                       certain currency management
                                       techniques.
-------------------------------------------------------------------------------------------
 SMALL CAP      Long-term capital      At least 65% of total assets   Russell 2000
 EQUITY FUND    growth.                in equity securities of
                                       companies with public stock
                                       market capitalizations of $1
                                       billion or less at the time of
                                       investment. The Fund currently
                                       emphasizes investments in
                                       companies with public stock
                                       market capitalizations of $500
                                       million or less at the time of
                                       investment.
-------------------------------------------------------------------------------------------
 EMERGING       Long-term capital      Substantially all, and at      Morgan Stanley
 MARKETS        appreciation.          least 65%, of total assets in  Capital International
 EQUITY FUND                           equity securities of emerging  Emerging Markets Free
                                       country issuers. The Fund may  Index
                                       employ certain currency
                                       management techniques.
-------------------------------------------------------------------------------------------
 ASIA GROWTH    Long-term capital      Substantially all, and at      Morgan Stanley
 FUND           appreciation.          least 65%, of total assets in  Capital International
                                       equity securities of companies All Country Asia Free
                                       in China, Hong Kong, India,    ex Japan Index
                                       Indonesia, Malaysia, Pakistan,
                                       the Philippines,  Singapore,
                                       South Korea, Sri Lanka,
                                       Taiwan and Thailand. The Fund
                                       may employ certain currency
                                       management techniques.




 WHAT ARE THE RISK FACTORS AND SPECIAL CHARACTERISTICS THAT I SHOULD CONSIDER BEFORE INVESTING?

  Each Fund's share price will fluctuate with market, economic and, to the extent applicable, foreign exchange conditions, so that an investment in any of the Funds may be worth more or less when redeemed than when purchased. None of the Funds should be relied upon as a complete investment program. There can be no assurance that a Fund's investment objectives will be achieved. See "Risk Factors."

  Risk of Investments in Small Capitalization Companies. To the extent that a Fund invests in the securities of small market capitalization companies, the Fund may be exposed to a higher degree of risk and price volatility. Securities of such issuers may lack sufficient market liquidity to enable a Fund to effect sales at an advantageous time or without a substantial drop in price.

  Foreign Risks. Investments in securities of foreign issuers and currencies involve risks that are different from those associated with investments in domestic securities. The risks associated with foreign investments and currencies include changes in relative currency exchange rates, political and economic developments, the imposition of exchange controls, confiscation and other governmental restrictions. Generally, there is less availability of data on foreign companies and securities markets as well as less regulation of foreign stock exchanges, brokers and issuers. A Fund's investments in emerging markets and countries ("Emerging Countries") involves greater risks than investments in the developed countries of Western Europe, the U.S., Canada, Australia, New Zealand and Japan. In addition, because the International Equity, Emerging Markets Equity and Asia Growth Funds invest primarily outside the U.S., these Funds may involve greater risks, since the securities markets of foreign countries are generally less liquid and subject to greater price volatility. The securities markets of emerging countries, including those in Asia, Latin America, Eastern Europe and Africa are marked by a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors.

  Other. A Fund's use of certain investment techniques, including derivatives, forward contracts, options and futures, will subject the Fund to greater risk than funds that do not employ such techniques.

 WHO MANAGES THE FUNDS?

  Goldman Sachs Asset Management serves as Investment Adviser to the Balanced, Growth and Income, CORE Large Cap Growth, CORE Small Cap Equity, CORE International Equity, Mid Cap Equity and Small Cap Equity Funds. Goldman Sachs Funds Management, L.P. serves as Investment Adviser to the CORE U.S. Equity and Capital Growth Funds. Goldman Sachs Asset Management International serves as Investment Adviser to the International Equity, Emerging Markets Equity and Asia Growth Funds. As of June 30, 1997, the Investment Advisers, together with their affiliates, acted as investment
adviser, administrator or distributor for assets in excess of $    billion.

 WHO DISTRIBUTES THE FUNDS' SHARES?

  Goldman Sachs acts as distributor of each Fund's shares.

 WHAT IS THE MINIMUM INVESTMENT?

  The minimum initial investment is $1,000,000 in Institutional Shares of the Fund alone or in combination with Institutional Shares (or the corresponding class) of any other mutual fund sponsored by Goldman Sachs and designated as an eligible fund for this purpose.

 HOW DO I PURCHASE INSTITUTIONAL SHARES?

  You may purchase Institutional Shares of the Funds through Goldman Sachs. Institutional Shares are purchased at the current net asset value without any sales load. See "Purchase of Institutional Shares."

 HOW DO I SELL MY INSTITUTIONAL SHARES?

  You may redeem Institutional Shares upon request on any Business Day, as defined under "Additional Information," at the net asset value next determined after receipt of such request in proper form. See "Redemption of Institutional Shares."

 HOW DO I RECEIVE DIVIDENDS AND DISTRIBUTIONS?


                                       INVESTMENT INCOME DIVIDENDS
                                       --------------------------- CAPITAL GAINS
FUND                                        DECLARED AND PAID      DISTRIBUTIONS
----                                        -----------------      -------------
Balanced..............................          Quarterly            Annually
Growth and Income.....................          Quarterly            Annually
CORE U.S. Equity......................           Annually            Annually
CORE Large Cap Growth.................           Annually            Annually
CORE Small Cap Equity.................           Annually            Annually
CORE International Equity.............           Annually            Annually
Capital Growth........................           Annually            Annually
Mid Cap Equity........................           Annually            Annually
International Equity..................           Annually            Annually
Small Cap Equity......................           Annually            Annually
Emerging Markets Equity...............           Annually            Annually
Asia Growth...........................           Annually            Annually

  Recordholders of Institutional Shares may receive dividends in additional Institutional Shares of the Fund in which you have invested or you may elect to receive cash. For further information concerning dividends, see "Dividends."

                               FEES AND EXPENSES
                            (INSTITUTIONAL SHARES)

                                              CORE    CORE
                            GROWTH            LARGE   SMALL      CORE               MID          SMALL  EMERGING
                             AND   CORE U.S.   CAP     CAP   INTERNATIONAL CAPITAL  CAP   INT'L   CAP   MARKETS   ASIA
                   BALANCED INCOME  EQUITY   GROWTH  EQUITY     EQUITY     GROWTH  EQUITY EQUITY EQUITY  EQUITY  GROWTH
                     FUND    FUND    FUND    FUND/1/ FUND/1/    FUND/1/     FUND    FUND   FUND   FUND  FUND/1/   FUND
                   -------- ------ --------- ------- ------- ------------- ------- ------ ------ ------ -------- ------
SHAREHOLDER
 TRANSACTION
 EXPENSES:
 Maximum Sales
  Charge Imposed
  on Purchases...    None    None    None     None    None       None       None    None   None   None    None    None
 Maximum Sales
  Charge Imposed
  on Reinvested
  Dividends......    None    None    None     None    None       None       None    None   None   None    None    None
 Redemption Fees.    None    None    None     None    None       None       None    None   None   None    None    None
 Exchange Fees...    None    None    None     None    None       None       None    None   None   None    None    None
ANNUAL FUND
 OPERATING
 EXPENSES: (as a
 percentage of
 average daily
 net assets)
 Management Fees
  (after
  applicable
  limitations)/2/.   0.65%   0.70%   0.59%    0.60%   1.00%      1.00%      1.00%   0.75%  0.89%  1.00%   1.10%   0.86%
 Distribution
  (Rule 12b-1)
  Fees...........    None    None    None     None    None       None       None    None   None   None    None    None
 Other Expenses
  (after
  applicable
  limitations)/3/.   0.10%   0.12%   0.06%    0.05%   0.20%      0.20%      0.09%   0.10%  0.21%  0.15%   0.20%   0.24%
                     ----    ----    ----     ----    ----       ----       ----    ----   ----   ----    ----    ----
 TOTAL FUND
  OPERATING
  EXPENSES
  (AFTER FEE AND
  EXPENSE
  LIMITATIONS)/4/.   0.75%   0.82%   0.65%    0.65%   1.20%      1.20%      1.09%   0.85%  1.10%  1.15%   1.30%   1.10%
                     ====    ====    ====     ====    ====       ====       ====    ====   ====   ====    ====    ====

EXAMPLE:                                       1 YEAR 3 YEARS 5 YEARS 10 YEARS
--------                                       ------ ------- ------- --------
You would pay the following expenses on a hy-
 pothetical $1,000 investment, assuming (1) a
 5% annual return and (2) redemption at the
 end of each time period:
Balanced Fund.................................  $ 8     $24    $ 42     $ 93
Growth and Income Fund........................  $ 8     $26    $ 46     $101
CORE U.S. Equity Fund.........................  $ 7     $21    $ 36     $ 81
CORE Large Cap Growth Fund....................  $ 7     $21     n/a      n/a
CORE Small Cap Equity Fund....................  $12     $38     n/a      n/a
CORE International Equity Fund................  $12     $38     n/a      n/a
Capital Growth Fund...........................  $11     $35    $ 60     $133
Mid Cap Equity Fund...........................  $ 9     $27    $ 47     $105
International Equity Fund.....................  $11     $35    $ 61     $134
Small Cap Equity Fund.........................  $12     $37    $ 63     $140
Emerging Markets Equity Fund..................  $13     $41     n/a      n/a
Asia Growth Fund..............................  $11     $35    $ 61     $134

---------------------

/1/Based on estimated amounts for the current fiscal year for the CORE Large
  Cap Growth, CORE Small Cap Equity, CORE International Equity and Emerging Markets Equity Funds.

/2/The Investment Advisers have voluntarily agreed that a portion of the management fee would not be imposed on the Core U.S. Equity, CORE Large Cap Growth, [CORE Small Cap Equity,] [CORE International Equity,] International Equity, Emerging Markets Equity and Asia Growth Funds equal to 0.16%, 0.15%, [ %,] [ %,] 0.11%, 0.10% and 0.14%, respectively. Without such limitations, management fees would be 0.75%, 0.75%, [ %,] [ %,] 1.00%, 1.20% and 1.00% of each Fund's average daily net assets, respectively.

/3/The Investment Advisers voluntarily have agreed to reduce or limit certain other expenses (excluding management fees, taxes, interest and brokerage fees and litigation, indemnification and other extraordinary expenses (and transfer agency fees in the case of each Fund other than CORE Large Cap Growth Fund)) for the following funds to the extent such expenses exceed the following percentage of average daily net assets:

                                                                         OTHER
                                                                        EXPENSES
                                                                        --------
      Balanced Fund....................................................   0.10%
      Growth and Income................................................   0.11%
      CORE U.S. Equity.................................................   0.06%
      CORE Large Cap Growth............................................   0.05%
      CORE Small Cap Equity............................................       %
      CORE International Equity........................................       %
      Mid Cap Equity...................................................   0.06%
      International Equity.............................................   0.20%
      Emerging Markets Equity..........................................   0.16%
      Asia Growth......................................................   0.24%

/4/Without the limitations described above, "Other Expenses" and "Total
  Operating Expenses" of the CORE U.S. Equity, Growth and Income, Mid Cap Equity, International Equity and Asia Growth Funds for the fiscal year ended January 31, 1997, would have been as follows:

                                                                         TOTAL
                                                               OTHER   OPERATING
                                                              EXPENSES EXPENSES
                                                              -------- ---------
      Growth and Income......................................   0.12%    0.82%
      CORE U.S. Equity.......................................   0.10%    0.85%
      Mid Cap Equity.........................................   0.16%    0.91%
      International Equity...................................   0.25%    1.25%
      Asia Growth............................................   0.26%    1.26%

 In addition, without the limitations described above, "Other Expenses" and "Total Operating Expenses" of the Institutional Shares of the CORE Large Cap Growth, CORE Small Cap Equity, CORE International Equity [, Balanced] and Emerging Markets Equity Funds for the current fiscal year are estimated to be as follows:

                                                                         TOTAL
                                                               OTHER   OPERATING
                                                              EXPENSES EXPENSES
                                                              -------- ---------
      CORE Large Cap Growth..................................   0.65%    1.40%
      CORE Small Cap Equity..................................       %        %
      CORE International Equity..............................       %        %
      [Balanced Fund]........................................   0.62%    1.27%
      Emerging Markets Equity................................   0.82%    2.02%

  The Investment Advisers have no current intention of modifying or discontinuing any of the limitations set forth above but may do so in the future at their discretion. The information set forth in the foregoing table and hypothetical example relates only to Institutional Shares of the Funds. Each Fund also offers Service Shares and, except for Mid Cap Equity Fund, Class A, Class B and Class C Shares, which are subject to different fees and expenses (which affect performance), have different minimum investment requirements and are entitled to different services. Information regarding Service, Class A, Class B and Class C Shares may be obtained from an investor's sales representative or from Goldman Sachs by calling the number on the back cover of this Prospectus.

  The purpose of the foregoing table is to assist investors in understanding the various fees and expenses of a Fund that an investor will bear directly or indirectly. The information on the fees and expenses included in the table and hypothetical example above are based on each Fund's fees and expenses (actual or estimated) and should not be considered as representative of past or future expenses. Actual fees and expenses may be greater or less than those indicated. Moreover, while the example assumes a 5% annual return, a Fund's actual performance will vary and may result in an actual return greater or less than 5%. See "Management--Investment Advisers."

                             FINANCIAL HIGHLIGHTS


         SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

  The following data with respect to a share (of the Class specified) of the Funds outstanding during the period(s) indicated has been audited by Arthur Andersen LLP, independent public accountants, as indicated in their report incorporated by reference into the Additional Statement from the Annual Report to shareholders for the Funds for the year ended January 31, 1997 (the "Annual Report"). This information should be read in conjunction with the financial statements and related notes incorporated by reference and attached to the Additional Statement. The Annual Report also contains performance information and is available upon request and without charge by calling the telephone number or writing to one of the addresses on the back cover of this Prospectus. During the periods shown, the Trust did not offer the CORE Large Cap Growth, CORE Small Cap Equity, CORE International Equity and Emerging Markets Equity Funds or Class C shares of any Fund. Accordingly, there are no financial highlights for these Funds or Classes.

------------------------------------------------------------------------------------------------------------------------------
                                 INCOME (LOSS) FROM                DISTRIBUTIONS TO
                              INVESTMENT OPERATIONS(H)               SHAREHOLDERS
                           ------------------------------ -----------------------------------
                                         NET REALIZED                  FROM NET
                 NET ASSET              AND UNREALIZED       FROM    REALIZED GAIN IN EXCESS      NET     NET ASSET
                  VALUE,      NET       GAIN (LOSS) ON       NET     ON INVESTMENT   OF NET    INCREASE    VALUE,
                 BEGINNING INVESTMENT    INVESTMENTS,     INVESTMENT  AND FUTURE   INVESTMENT   IN NET     END OF     TOTAL
                 OF PERIOD   INCOME   OPTIONS AND FUTURES   INCOME   TRANSACTIONS    INCOME   ASSET VALUE  PERIOD   RETURN(A)
                 --------- ---------- ------------------- ---------- ------------- ---------- ----------- --------- ---------
                                                           BALANCED FUND
------------------------------------------------------------------------------------------------------------------------------
FOR THE YEAR
ENDED JANUARY
31,
1997--Class A
Shares..........  $17.31     $0.66           $2.47          $(0.66)     $(1.00)        --        $1.47     $18.78     18.59%
1997--Class B
Shares(b).......   17.46      0.42            2.34           (0.42)      (1.00)      (0.07)       1.27      18.73     16.22(c)
1996--Class A
Shares..........   14.22      0.51            3.43           (0.50)      (0.35)        --         3.09      17.31     28.10
FOR THE PERIOD
ENDED JANUARY
31,
1995--Class A
Shares(d).......   14.18      0.10            0.02           (0.08)        --          --         0.04      14.22      0.87(c)
                                                                               RATIOS ASSUMING
                                                                             NO VOLUNTARY WAIVER
                                                                                  OF FEES OR
                                                                             EXPENSE LIMITATIONS
                                                                           ------------------------
                                                                RATIO OF                RATIO OF
                                           NET      RATIO OF       NET                     NET
                                        ASSETS AT      NET     INVESTMENT   RATIO OF   INVESTMENT
                 PORTFOLIO    AVERAGE     END OF   EXPENSES TO  INCOME TO   EXPENSES  INCOME (LOSS)
                 TURNOVER    COMMISSION   PERIOD   AVERAGE NET AVERAGE NET TO AVERAGE  TO AVERAGE
                   RATE       RATE(G)   IN (000'S)   ASSETS      ASSETS    NET ASSETS  NET ASSETS
                 ----------- ---------- ---------- ----------- ----------- ---------- -------------
                                               BALANCED FUND
---------------------------------------------------------------------------------------------------
FOR THE YEAR
ENDED JANUARY
31,
1997--Class A
Shares..........  208.11(f)    $.0587    $81,410      1.00%       3.76%       1.77%        2.99%
1997--Class B
Shares(b).......  208.11(f)     .0587      2,110      1.75(e)     2.59(e)     2.27(e)      2.07(e)
1996--Class A
Shares..........  197.10(f)       --      50,928      1.00        3.65        1.90         2.75
FOR THE PERIOD
ENDED JANUARY
31,
1995--Class A
Shares(d).......   14.71(c)       --       7,510      1.00(e)     3.39(e)     8.29(e)     (3.90)(e)

-----------

(a) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.

(b) For the period from May 1, 1996 (commencement of operations) to January 31, 1997.

(c) Not annualized.

(d) For the period from October 12, 1994 (commencement of operations) to January 31, 1995.

(e) Annualized.

(f) Includes the effect of mortgage dollar roll transactions.

(g) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate on security transactions on which commissions are charged. This rate may vary due to various types of transactions and number of security trades executed.

(h) Includes the balancing effect of calculating per share amounts.

                              INCOME (LOSS) FROM
                           INVESTMENT OPERATIONS(H)      DISTRIBUTIONS TO SHAREHOLDERS
                           -------------------------- -----------------------------------
                                        NET REALIZED               FROM NET
                 NET ASSET             AND UNREALIZED    FROM    REALIZED GAIN IN EXCESS                 NET     NET ASSET
                  VALUE,      NET      GAIN (LOSS) ON    NET     ON INVESTMENT   OF NET   ADDITIONAL  INCREASE    VALUE,
                 BEGINNING INVESTMENT   INVESTMENTS   INVESTMENT  AND OPTION   INVESTMENT  PAID-IN     IN NET     END OF
                 OF PERIOD   INCOME     AND OPTIONS     INCOME   TRANSACTIONS    INCOME    CAPITAL   ASSET VALUE  PERIOD
                 --------- ----------  -------------- ---------- ------------- ---------- ---------- ----------- ---------
                                                      GROWTH AND INCOME FUND
--------------------------------------------------------------------------------------------------------------------------
FOR THE YEAR
ENDED JANUARY
31,
1997--Class A
Shares..........  $19.98     $0.35         $5.18        $(0.35)     $(1.97)      $(0.01)     $--        $3.20     $23.18
1997--Class B
Shares(f).......   20.82      0.17          4.31         (0.17)      (1.97)       (0.06)      --         2.28      23.10
1997--Institu-
tional
Shares(f).......   21.25      0.29          3.96         (0.30)      (1.97)       (0.04)      --         1.94      23.19
1997--Service
Shares(f).......   20.71      0.28          4.50         (0.28)      (1.97)       (0.07)      --         2.46      23.17
1996--Class A
Shares..........   15.80      0.33          4.75         (0.30)      (0.60)         --        --         4.18      19.98
1995--Class A
Shares..........   15.79      0.20(b)       0.30(b)      (0.20)      (0.33)       (0.07)     0.11(b)     0.01      15.80
FOR THE PERIOD
ENDED JANUARY
31,
1994--Class A
Shares(c).......   14.18      0.15          1.68         (0.15)      (0.06)       (0.01)      --         1.61      15.79
                                                                                          RATIOS ASSUMING
                                                                                        NO VOLUNTARY WAIVER
                                                                                             OF FEES OR
                                                                                        EXPENSE LIMITATIONS
                                                                                      ------------------------
                                                                           RATIO OF                RATIO OF
                                                      NET      RATIO OF       NET                     NET
                                                   ASSETS AT      NET     INVESTMENT   RATIO OF   INVESTMENT
                            PORTFOLIO    AVERAGE     END OF   EXPENSES TO  INCOME TO   EXPENSES  INCOME (LOSS)
                   TOTAL    TURNOVER    COMMISSION   PERIOD   AVERAGE NET AVERAGE NET TO AVERAGE  TO AVERAGE
                 RETURN(A)    RATE       RATE(G)   (IN 000'S)   ASSETS      ASSETS    NET ASSETS  NET ASSETS
                 ---------- ----------- ---------- ---------- ----------- ----------- ---------- -------------
                                                      GROWTH AND INCOME FUND
--------------------------------------------------------------------------------------------------------------
FOR THE YEAR
ENDED JANUARY
31,
1997--Class A
Shares..........   28.42%     53.03%      $.0586    $615,103     1.22%       1.60%       1.43%        1.39%
1997--Class B
Shares(f).......   22.23(d)   53.03        .0586      17,346     1.93(e)     0.15(e)     1.93(e)      0.15(e)
1997--Institu-
tional
Shares(f).......   20.77(d)   53.03        .0586         193     0.82(e)     1.36(e)     0.82(e)      1.36(e)
1997--Service
Shares(f).......   23.87(d)   53.03        .0586       3,174     1.32(e)     0.94(e)     1.32(e)      0.94(e)
1996--Class A
Shares..........   32.45      57.93          --      436,757     1.20        1.67        1.45         1.42
1995--Class A
Shares..........    3.97      71.80          --      193,772     1.25        1.28        1.58         0.95
FOR THE PERIOD
ENDED JANUARY
31,
1994--Class A
Shares(c).......   13.08(d)  102.23(d)       --       41,528     1.25(e)     1.23(e)     3.24(e)     (0.76)(e)

-----------
(a) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
(b) Calculated based on the average shares outstanding methodology.
(c) For the period from February 5, 1993 (commencement of operations) to January 31, 1994.
(d) Not annualized.
(e) Annualized.
(f) For the period from March 6, May 1 and June 3, 1996 (commencement of operations) to January 31, 1997 for Service, Class B and Institutional shares, respectively.
(g) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate on security transactions on which commissions are charged. This rate may vary due to various types of transactions and number of security trades executed.
(h) Includes the balancing effect of calculating per share amounts.

                              INCOME (LOSS) FROM              DISTRIBUTIONS TO
                           INVESTMENT OPERATIONS(H)             SHAREHOLDERS
                           ------------------------- -----------------------------------
                                       NET REALIZED
                                      AND UNREALIZED              FROM NET                   NET
                 NET ASSET            GAIN (LOSS) ON    FROM    REALIZED GAIN IN EXCESS  (DECREASE)  NET ASSET
                  VALUE,      NET      INVESTMENTS,     NET     ON INVESTMENT   OF NET    INCREASE    VALUE,
                 BEGINNING INVESTMENT    OPTIONS     INVESTMENT  AND FUTURES  INVESTMENT   IN NET     END OF     TOTAL
                 OF PERIOD   INCOME    AND FUTURES     INCOME   TRANSACTIONS    INCOME   ASSET VALUE  PERIOD   RETURN(A)
                 --------- ---------- -------------- ---------- ------------- ---------- ----------- --------- ---------
                                                       CORE U.S. EQUITY FUND
-------------------------------------------------------------------------------------------------------------------------
FOR THE YEAR
ENDED JANUARY
31,
1997--Class A
Shares..........  $19.66     $0.16        $4.46        $(0.16)     $(0.80)        --        $3.66     $23.32     23.75%
1997--Class B
Shares(f).......   20.44      0.04         3.70         (0.04)      (0.80)      (0.16)       2.74      23.18     18.59(b)
1997--Institu-
tional Shares...   19.71      0.30         4.51         (0.28)      (0.80)        --         3.73      23.44     24.63
1997--Service
Shares(f).......   21.02      0.13         3.15         (0.13)      (0.80)      (0.10)       2.25      23.27     15.92(b)
1996--Class A
Shares..........   14.61      0.19         5.43         (0.16)      (0.41)        --         5.05      19.66     38.63
1996--Institu-
tional
Shares(d).......   16.97      0.16         3.23         (0.24)      (0.41)        --         2.74      19.71     20.14(b)
1995--Class A
Shares..........   15.93      0.20        (0.38)        (0.20)      (0.94)        --        (1.32)     14.61     (1.10)
1994--Class A
Shares..........   15.46      0.17         2.08         (0.17)      (1.61)        --         0.47      15.93     15.12
1993--Class A
Shares..........   15.05      0.22         0.41         (0.22)        --          --         0.41      15.46      4.30
FOR THE PERIOD
ENDED JANUARY
31,
1992--Class A
Shares(e).......   14.17      0.11         0.88         (0.11)        --          --         0.88      15.05      7.01(b)
                                                                              RATIOS ASSUMING
                                                                            NO VOLUNTARY WAIVER
                                                                                OF FEES OR
                                                                            EXPENSE LIMITATIONS
                                                                           -----------------------
                                                                                       RATIO OF
                                                                RATIO OF                 NET
                                           NET      RATIO OF       NET                INVESTMENT
                                        ASSETS AT      NET     INVESTMENT   RATIO OF   INCOME
                 PORTFOLIO    AVERAGE     END OF   EXPENSES TO  INCOME TO   EXPENSES      TO
                 TURNOVER    COMMISSION   PERIOD   AVERAGE NET AVERAGE NET TO AVERAGE   AVERAGE
                   RATE       RATE(G)   (IN 000'S)   ASSETS      ASSETS    NET ASSETS NET ASSETS
                 ----------- ---------- ---------- ----------- ----------- ---------- ------------
                                            CORE U.S. EQUITY FUND
--------------------------------------------------------------------------------------------------
FOR THE YEAR
ENDED JANUARY
31,
1997--Class A
Shares..........   37.28%      $.0417    $225,968     1.29%       0.91%       1.53%      0.67%
1997--Class B
Shares(f).......   37.28        .0417      17,258     1.83(c)     0.06(c)     2.00(c)   (0.11)(c)
1997--Institu-
tional Shares...   37.28        .0417     148,942     0.65        1.52        0.85       1.32
1997--Service
Shares(f).......   37.28        .0417       3,666     1.15(c)     0.69(c)     1.35(c)    0.49(c)
1996--Class A
Shares..........   39.35          --      129,045     1.25        1.01        1.55       0.71
1996--Institu-
tional
Shares(d).......   39.35(b)       --       64,829     0.65(c)     1.49(c)     0.96(c)    1.18(c)
1995--Class A
Shares..........   56.18          --       94,968     1.38        1.33        1.63       1.08
1994--Class A
Shares..........   87.73          --       92,769     1.42        0.92        1.67       0.67
1993--Class A
Shares..........  144.93          --      117,757     1.28        1.30        1.53       1.05
FOR THE PERIOD
ENDED JANUARY
31,
1992--Class A
Shares(e).......  135.02(c)       --      151,142     1.57(c)     1.24(c)     1.82(c)    0.99(c)

-----------
(a) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
(b) Not annualized.
(c) Annualized.
(d) For the period from June 15, 1995 (commencement of operations) to January 31, 1996.
(e) For the period from May 24, 1991 (commencement of operations) to January 31, 1992.
(f) For the period from May 1 and June 7, 1996 (commencement of operations) to January 31, 1997 for Class B and Service shares, respectively.
(g) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate on security transactions on which commissions are charged. This rate may vary due to various types of transactions and number of security trades executed.
(h) Includes the balancing effect of calculating per share amounts.

                                 INCOME (LOSS) FROM                 DISTRIBUTIONS TO
                              INVESTMENT OPERATIONS(G)                SHAREHOLDERS
                           ------------------------------ ------------------------------------
                                         NET REALIZED                   FROM NET                   NET
                 NET ASSET              AND UNREALIZED       FROM    REALIZED GAIN  IN EXCESS   INCREASE   NET ASSET
                  VALUE,      NET       GAIN (LOSS) ON       NET     ON INVESTMENTS   OF NET   (DECREASE)   VALUE,
                 BEGINNING INVESTMENT    INVESTMENTS,     INVESTMENT    OPTIONS     INVESTMENT   IN NET     END OF     TOTAL
                 OF PERIOD   INCOME   OPTIONS AND FUTURES   INCOME    AND FUTURES     INCOME   ASSET VALUE  PERIOD   RETURN(A)
                 --------- ---------- ------------------- ---------- -------------- ---------- ----------- --------- ---------
                                                        CAPITAL GROWTH FUND
-------------------------------------------------------------------------------------------------------------------------------
FOR THE YEAR
ENDED JANUARY
31,
1997--Class A
Shares..........  $14.91     $0.10           $3.56          $(0.10)      $(1.72)      $(0.02)     $1.82     $16.73     25.97%
1997--Class B
Shares(b).......   15.67      0.01            2.81           (0.01)       (1.72)       (0.09)      1.00      16.67     19.39(d)
1996--Class A
Shares..........   13.67      0.12            3.93           (0.12)       (2.69)         --        1.24      14.91     30.45
1995--Class A
Shares..........   15.96      0.03           (0.69)          (0.01)       (1.62)         --       (2.29)     13.67     (4.38)
1994--Class A
Shares..........   14.64      0.02            2.40           (0.01)       (1.07)       (0.02)      1.32      15.96     16.89
1993--Class A
Shares..........   13.65      0.06            2.28           (0.07)       (1.28)         --        0.99      14.64     18.01
1992--Class A
Shares..........   11.10      0.28            2.90           (0.31)       (0.32)         --        2.55      13.65     29.31
FOR THE PERIOD
ENDED JANUARY
31,
1991--Class A
Shares(c).......   11.34      0.34           (0.27)          (0.31)         --           --       (0.24)     11.10      0.84(d)
                                                                               RATIOS ASSUMING
                                                                             NO VOLUNTARY WAIVER
                                                                                   OF FEES
                                                               RATIO OF    ------------------------
                                                                  NET                   RATIO OF
                                          NET      RATIO OF   INVESTMENT                   NET
                                       ASSETS AT      NET       INCOME      RATIO OF   INVESTMENT
                 PORTFOLIO   AVERAGE     END OF   EXPENSES TO  (LOSS) TO    EXPENSES  INCOME (LOSS)
                 TURNOVER   COMMISSION   PERIOD   AVERAGE NET AVERAGE NET  TO AVERAGE  TO AVERAGE
                   RATE      RATE(F)   IN (000'S)   ASSETS      ASSETS     NET ASSETS  NET ASSETS
                 ---------- ---------- ---------- ----------- ------------ ---------- -------------
                                              CAPITAL GROWTH FUND
---------------------------------------------------------------------------------------------------
FOR THE YEAR
ENDED JANUARY
31,
1997--Class A
Shares..........   52.92%     $.0563    $920,646     1.40%        0.62%       1.65%        0.37%
1997--Class B
Shares(b).......   52.92       .0563       3,221     2.15(e)     (0.39)(e)    2.15(e)     (0.39)(e)
1996--Class A
Shares..........   63.90         --      881,056     1.36         0.65        1.61         0.40
1995--Class A
Shares..........   38.36         --      862,105     1.38         0.16        1.63        (0.09)
1994--Class A
Shares..........   36.12         --      833,682     1.38         0.13        1.63        (0.12)
1993--Class A
Shares..........   58.93         --      665,976     1.41         0.42        1.66         0.17
1992--Class A
Shares..........   48.93         --      500,307     1.53         2.09        1.78         1.84
FOR THE PERIOD
ENDED JANUARY
31,
1991--Class A
Shares(c).......   35.63(d)      --      437,533     1.27(d)      3.24(d)     1.47(d)      3.04(d)

-----------

(a) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.

(b) For the period from May 1, 1996 (commencement of operations) to January 31, 1997.

(c) For the period from April 20, 1990 (commencement of operations) to January 31, 1991.

(d) Not annualized.

(e) Annualized.

(f) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate on security transactions on which commissions are charged. This rate may vary due to various types of transactions and number of security trades executed.

(g) Includes the balancing effect of calculating per share amounts.

                                      INCOME FROM
                                 INVESTMENT OPERATIONS                DISTRIBUTIONS TO SHAREHOLDERS
                           --------------------------------- ------------------------------------------------
                                          NET
                                       REALIZED     TOTAL                            FROM NET
                                          AND       INCOME                           REALIZED                   NET      NET
                 NET ASSET            UNREALIZED    (LOSS)              IN EXCESS    GAIN ON        TOTAL     INCREASE  ASSET
                  VALUE,      NET       GAIN ON      FROM     FROM NET    OF NET   INVESTMENTS  DISTRIBUTIONS  IN NET   VALUE,
                 BEGINNING INVESTMENT INVESTMENTS INVESTMENT INVESTMENT INVESTMENT  AND-OPTION       TO         ASSET  END OF
                 OF PERIOD   INCOME   AND OPTIONS OPERATIONS   INCOME     INCOME   TRANSACTIONS  SHAREHOLDERS   VALUE  PERIOD
                 --------- ---------- ----------- ---------- ---------- ---------- ------------ ------------- -------- -------
------------------------------------------------------------------------------------------------------------------------------
For the Year
Ended January
31,
1997--Institu-
tional Shares...  $15.91     $0.24       $3.77      $4.01      $(0.24)    $(0.02)     $(0.93)      $(1.19)     $2.82   $18.73
For the Period
Ended January
31,
1996--Institu-
tional
Shares(a).......   15.00      0.13        0.90       1.03       (0.12)       --          --         (0.12)      0.91    15.91
                                                                                     RATIOS ASSUMING NO
                                                                                     EXPENSE LIMITATION
                                                                                    --------------------
                                                     NET                  RATIO OF             RATIO OF
                                                    ASSETS                  NET     RATIO OF     NET
                                                    AT END               INVESTMENT EXPENSES  INVESTMENT
                                                      OF    RATIO OF NET INCOME TO     TO     INCOME TO
                            PORTFOLIO    AVERAGE    PERIOD  EXPENSES TO   AVERAGE    AVERAGE   AVERAGE
                   TOTAL    TURNOVER    COMMISSION   (IN    AVERAGE NET     NET        NET       NET
                 RETURN(B)    RATE       RATE(E)    000'S)   ASSETS(C)   ASSETS(C)  ASSETS(C) ASSETS(C)
                 ---------- ----------- ---------- -------- ------------ ---------- --------- ----------
                                                   MID CAP EQUITY FUND
--------------------------------------------------------------------------------------------------------
For the Year
Ended January
31,
1997--Institu-
tional Shares...   25.63%     74.03%      $.0547   $145,253     0.85%       1.35%     0.91%      1.29%
For the Period
Ended January
31,
1996--Institu-
tional
Shares(a).......    6.89(d)   58.77%(d)      --     135,670     0.85        1.67      0.98       1.54

-----------
(a) For the period from August 1, 1995 (commencement of operations) to January 31, 1996.
(b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions and a complete redemption of the investment at the net asset value at the end of the period.
(c) Annualized.
(d) Not annualized.
(e) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate on security transactions on which commissions are charged. This rate may vary due to various types of transactions and number of security trades executed.

                                           INCOME (LOSS) FROM                    DISTRIBUTIONS TO
                                        INVESTMENT OPERATIONS(G)                   SHAREHOLDERS
                           -------------------------------------------------- -----------------------
                                                                                           FROM NET
                                                               NET REALIZED                REALIZED
                                            NET REALIZED      AND UNREALIZED               GAIN ON        NET
                 NET ASSET                 AND UNREALIZED     GAIN (LOSS) ON     FROM    INVESTMENT,   INCREASE   NET ASSET
                  VALUE,        NET        GAIN (LOSS) ON        FOREIGN         NET      OPTION AND  (DECREASE)   VALUE,
                 BEGINNING  INVESTMENT      INVESTMENTS,     CURRENCY RELATED INVESTMENT   FUTURES      IN NET     END OF
                 OF PERIOD INCOME (LOSS) OPTIONS AND FUTURES   TRANSACTIONS     INCOME   TRANSACTIONS ASSET VALUE  PERIOD
                 --------- ------------- ------------------- ---------------- ---------- ------------ ----------- ---------
                                                     INTERNATIONAL EQUITY FUND
---------------------------------------------------------------------------------------------------------------------------
FOR THE YEAR
ENDED JANUARY
31,
1997--Class A
Shares..........  $17.20       $0.10            $3.51             $(1.28)       $ --        $(0.21)      $2.12     $19.32
1997--Class B
Shares(e).......   18.91       (0.06)            0.94              (0.34)         --         (0.21)       0.33      19.24
1997--Institu-
tional
Shares(e).......   17.45        0.04             3.39              (1.24)       (0.03)       (0.21)       1.95      19.40
1997--Service
Shares(e).......   17.70       (0.02)            2.95              (1.08)         --         (0.21)       1.64      19.34
1996--Class A
Shares..........   14.52        0.13             2.58               1.42        (0.58)       (0.87)       2.68      17.20
1995--Class A
Shares..........   18.10        0.06            (3.04)             (0.01)         --         (0.59)      (3.58)     14.52
1994--Class A
Shares..........   14.35        0.05             4.08              (0.38)         --           --         3.75      18.10
FOR THE PERIOD
ENDED JANUARY
31,
1993--Class A
Shares(b).......   14.18       (0.01)            0.29              (0.11)         --           --         0.17      14.35
                                                                                             RATIOS ASSUMING
                                                                                           NO VOLUNTARY WAIVER
                                                                                                OF FEES OR
                                                                                           EXPENSE LIMITATIONS
                                                                                         ------------------------
                                                                            RATIO OF                  RATIO OF
                                                     NET     RATIO OF         NET                        NET
                                                  ASSETS AT     NET        INVESTMENT     RATIO OF   INVESTMENT
                             PORTFOLIO  AVERAGE    END OF   EXPENSES TO INCOME (LOSS) TO  EXPENSES  INCOME (LOSS)
                   TOTAL     TURNOVER  COMMISSION  PERIOD   AVERAGE NET   AVERAGE NET    TO AVERAGE  TO AVERAGE
                 RETURN(A)     RATE     RATE(F)   (IN 000S)   ASSETS         ASSETS      NET ASSETS  NET ASSETS
                 ----------- --------- ---------- --------- ----------- ---------------- ---------- -------------
                                                      INTERNATIONAL EQUITY FUND
FOR THE YEAR
ENDED JANUARY
31,
1997--Class A
Shares..........   13.48%      38.01%    $.0318   $536,283     1.69%         (0.07)%        1.88%       (0.26)%
1997--Class B
Shares(e).......    2.83(c)    38.01      .0318     19,198     2.23(d)       (0.97)(d)      2.38(d)     (1.12)(d)
1997--Institu-
tional
Shares(e).......   12.53(c)    38.01      .0318     68,374     1.10(d)        0.43(d)       1.25(d)      0.28(d)
1997--Service
Shares(e).......   10.42(c)    38.01      .0318        674     1.60(d)       (0.40)(d)      1.75(d)     (0.55)(d)
1996--Class A
Shares..........   28.68       68.48        --     330,860     1.52           0.26          1.77         0.01
1995--Class A
Shares..........  (16.65)      84.54        --     275,086     1.73           0.40          1.98         0.15
1994--Class A
Shares..........   26.13       60.04        --     269,091     1.76           0.51          2.01         0.26
FOR THE PERIOD
ENDED JANUARY
31,
1993--Class A
Shares(b).......    1.23(c)     0.00        --      66,063     1.80(d)       (0.42)(d)      2.58(d)     (1.20)(d)

-----------
(a) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
(b) For the period from December 1, 1992 (commencement of operations) to January 31, 1993.
(c) Not annualized.
(d) Annualized.
(e) For the period from February 7, March 6 and May 1, 1996 (commencement of operations) to January 31, 1997 for Institutional, Service and Class B shares, respectively.
(f) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate on security transactions on which commissions are charged. This rate may vary due to various types of transactions and number of security trades executed.
(g) Includes the balancing effect of calculating per share amounts.

                                 INCOME (LOSS) FROM                  DISTRIBUTIONS TO
                              INVESTMENT OPERATIONS(G)                 SHAREHOLDERS
                           ------------------------------ --------------------------------------
                                                                                    IN EXCESS OF
                                                                        FROM NET      REALIZED
                                         NET REALIZED                REALIZED GAIN    GAINS ON       NET
                 NET ASSET    NET       AND UNREALIZED       FROM    ON INVESTMENT, INVESTMENT,   INCREASE   NET ASSET
                  VALUE,   INVESTMENT   GAIN (LOSS) ON       NET       OPTION AND    OPTION AND  (DECREASE)   VALUE,
                 BEGINNING   INCOME      INVESTMENTS,     INVESTMENT    FUTURES       FUTURES      IN NET     END OF     TOTAL
                 OF PERIOD   (LOSS)   OPTIONS AND FUTURES   INCOME    TRANSACTIONS  TRANSACTIONS ASSET VALUE  PERIOD   RETURN(A)
                 --------- ---------- ------------------- ---------- -------------- ------------ ----------- --------- ---------
                                                         SMALL CAP EQUITY FUND
--------------------------------------------------------------------------------------------------------------------------------
FOR THE YEAR
ENDED JANUARY
31,
1997--Class A
Shares..........  $17.29     $(0.21)        $ 4.92          $  --        $(1.09)       $  --       $ 3.62     $20.91    $ 27.28%
1997--Class B
Shares(b).......   20.79      (0.11)          1.21             --         (1.09)          --         0.01      20.80       5.39(d)
1996--Class A
Shares..........   16.14      (0.23)          1.39             --         (0.01)          --         1.15      17.29       7.20
1995--Class A
Shares..........   20.67      (0.07)         (3.53)            --         (0.69)        (0.24)      (4.53)     16.14     (17.53)
1994--Class A
Shares..........   16.68      (0.04)          5.03             --         (1.00)          --         3.99      20.67      30.13
FOR THE PERIOD
ENDED JANUARY
31,
1993--Class A
Shares(c).......   14.18       0.03           2.50           (0.03)         --            --         2.50      16.68      17.86(d)
                                                                             RATIOS ASSUMING NO
                                                                              VOLUNTARY WAIVER
                                                                                   OF FEES
                                                                            -----------------------
                                                                RATIO OF                RATIO OF
                                          NET      RATIO OF        NET                    NET
                                       ASSETS AT      NET      INVESTMENT    RATIO OF  INVESTMENT
                 PORTFOLIO   AVERAGE     END OF   EXPENSES TO INCOME (LOSS)  EXPENSES     LOSS
                 TURNOVER   COMMISSION   PERIOD   AVERAGE NET  TO AVERAGE   TO AVERAGE TO AVERAGE
                   RATE      RATE(F)   (IN 000'S)   ASSETS     NET ASSETS   NET ASSETS NET ASSETS
                 ---------- ---------- ---------- ----------- ------------- ---------- ------------
                                            SMALL CAP EQUITY FUND
---------------------------------------------------------------------------------------------------
FOR THE YEAR
ENDED JANUARY
31,
1997--Class A
Shares..........   99.46%     $.0461    $212,061     1.60%        (0.72)%      1.85%     (0.97)%
1997--Class B
Shares(b).......   99.46       .0461       3,674     2.35(e)      (1.63)(e)    2.35(e)   (1.63)(e)
1996--Class A
Shares..........   57.58         --      204,994     1.41         (0.59)       1.66      (0.84)
1995--Class A
Shares..........   43.67         --      319,487     1.53         (0.53)       1.78      (0.78)
1994--Class A
Shares..........   56.81         --      261,074     1.60         (0.45)       1.85      (0.70)
FOR THE PERIOD
ENDED JANUARY
31,
1993--Class A
Shares(c).......    7.12(e)      --       59,339     1.65(e)       0.62(e)     2.70(e)   (0.43)(e)

-----------

(a) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.

(b) For the period from May 1, 1996 (commencement of operations) to January 31, 1997.

(c) For the period from October 22, 1992 (commencement of operations) to January 31, 1993.

(d) Not annualized.

(e) Annualized.

(f) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate on security transactions on which commissions are charged. This rate may vary due to various types of transactions and number of security trades executed.

(g) Includes the balancing effect of calculating per share amounts.

                                     INCOME (LOSS) FROM             DISTRIBUTIONS TO
                                  INVESTMENT OPERATIONS(G)            SHAREHOLDERS
                           -------------------------------------- ---------------------
                                                         NET
                                                     REALIZED AND
                                                      UNREALIZED
                                                       GAIN ON                              NET
                 NET ASSET    NET      NET REALIZED    FOREIGN       FROM    IN EXCESS   INCREASE   NET ASSET
                  VALUE,   INVESTMENT AND UNREALIZED   CURRENCY      NET       OF NET   (DECREASE)   VALUE,
                 BEGINNING   INCOME   GAIN (LOSS) ON   RELATED    INVESTMENT INVESTMENT   IN NET     END OF     TOTAL
                 OF PERIOD   (LOSS)    INVESTMENTS   TRANSACTIONS   INCOME     INCOME   ASSET VALUE  PERIOD   RETURN(A)
                 --------- ---------- -------------- ------------ ---------- ---------- ----------- --------- ---------
                                                         ASIA GROWTH FUND
-----------------------------------------------------------------------------------------------------------------------
FOR THE YEAR
ENDED JANUARY
31,
1997--Class A
Shares..........  $16.49     $ 0.06       $(0.11)       $(0.12)     $(0.01)    $  --      $(0.18)    $16.31     (1.01)%
1997--Class B
Shares(e).......   17.31      (0.05)       (0.48)        (0.51)        --       (0.03)     (1.07)     16.24     (6.02)(c)
1997--Institu-
tional
Shares(e).......   16.61       0.04        (0.11)        (0.11)      (0.04)     (0.06)     (0.28)     16.33     (1.09)(c)
1996--Class A
Shares..........   13.31       0.17         3.44         (0.12)      (0.17)     (0.14)      3.18      16.49     26.49
FOR THE PERIOD
ENDED JANUARY
31,
1995--Class A
Shares(b).......   14.18       0.11        (0.89)         0.01       (0.10)       --       (0.87)     13.31     (5.46)(c)
                                                                               RATIOS ASSUMING
                                                                             NO VOLUNTARY WAIVER
                                                                                  OF FEES OR
                                                                             EXPENSE LIMITATIONS
                                                                           ------------------------
                                                               RATIO OF                 RATIO OF
                                          NET     RATIO OF        NET                      NET
                                       ASSETS AT     NET      INVESTMENT    RATIO OF   INVESTMENT
                 PORTFOLIO   AVERAGE    END OF   EXPENSES TO INCOME (LOSS)  EXPENSES  INCOME (LOSS)
                 TURNOVER   COMMISSION  PERIOD   AVERAGE NET  TO AVERAGE   TO AVERAGE  TO AVERAGE
                   RATE      RATE(F)    (000'S)    ASSETS     NET ASSETS   NET ASSETS  NET ASSETS
                 ---------- ---------- --------- ----------- ------------- ---------- -------------
                                                  ASIA GROWTH FUND
---------------------------------------------------------------------------------------------------
FOR THE YEAR
ENDED JANUARY
31,
1997--Class A
Shares..........   48.40%     $.0151   $263,014     1.67%         0.20%       1.87%        0.00%
1997--Class B
Shares(e).......   48.40       .0151      3,354     2.21(d)      (0.56)(d)    2.37(d)     (0.72)(d)
1997--Institu-
tional
Shares(e).......   48.40       .0151     13,322     1.10(d)       0.54(d)     1.26(d)      0.38(d)
1996--Class A
Shares..........   88.80         --     205,539     1.77          1.05        2.02         0.80
FOR THE PERIOD
ENDED JANUARY
31,
1995--Class A
Shares(b).......   36.08(c)      --     124,298     1.90(d)       1.83(d)     2.38(d)      1.35(d)

-----------
(a) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
(b) For the period from July 8, 1994 (commencement of operations) to January 31, 1995.
(c) Not annualized.
(d) Annualized.
(e) For the period from February 2 and May 1, 1996 (commencement of operations) to January 31, 1997 for Institutional and Class B shares, respectively.
(f) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate on security transactions on which commissions are charged. This rate may vary due to various types of transactions and number of security trades executed.
(g) Includes the balancing effect of calculating per share amounts.

                      INVESTMENT OBJECTIVES AND POLICIES


  The investment objectives and principal investment policies of each Fund are described below. Other investment practices and management techniques, which involve certain risks are described under "Description of Securities," "Risk Factors" and "Investment Techniques." There can be no assurance that a Fund's investment objectives will be achieved.

  The Investment Advisers may purchase for the Funds common stocks, preferred stocks, interests in real estate investment trusts, convertible debt obligations, convertible preferred stocks, equity interests in trusts, partnerships, joint ventures and similar enterprises, warrants and stock purchase rights ("equity securities"). In choosing a Fund's securities, the Investment Advisers utilize first-hand fundamental research, including visiting company facilities to assess operations and to meet decision-makers. The Investment Advisers may also use macro analysis of numerous economic and valuation variables to anticipate changes in company earnings and the overall investment climate. The Investment Advisers are able to draw on the research and market expertise of the Goldman Sachs Global Investment Research Department and other affiliates of the Investment Advisers, as well as information provided by other securities dealers. Equity securities in a Fund's portfolio will generally be sold when the Investment Adviser believes that the market price fully reflects or exceeds the securities' fundamental valuation or when other more attractive investments are identified.

   Value Style Funds. The Growth and Income, Mid Cap Equity, Small Cap Equity and the equity portion of the Balanced Funds are managed using a value oriented approach. The Investment Adviser evaluates securities using fundamental analysis and intends to purchase equity securities that are, in its view, underpriced relative to a combination of such companies' long-term earnings prospects, growth rate, free cash flow and/or dividend-paying ability. Consideration will be given to the business quality of the issuer. Factors positively affecting the Investment Adviser's view of that quality include the competitiveness and degree of regulation in the markets in which the company operates, the existence of a management team with a record of success, the position of the company in the markets in which it operates, the level of the company's financial leverage and the sustainable return on capital invested in the business. The Funds may also purchase securities of companies that have experienced difficulties and that, in the opinion of the Investment Adviser, are available at attractive prices.

  Growth Style Funds. The Capital Growth, International Equity, Emerging Markets Equity and Asia Growth Funds are managed using a growth oriented approach. Equity securities for these Funds are selected based on their prospects for above average growth. The Investment Adviser will select securities of growth companies trading, in the Investment Adviser's opinion, at a reasonable price relative to other industries, competitors and historical price/earnings multiples. These Funds will generally invest in companies whose earnings are believed to be in a relatively strong growth trend, or, to a lesser extent, in companies in which significant further growth is not anticipated but whose market value per share is thought to be undervalued. In order to determine whether a security has favorable growth prospects, the Investment Adviser ordinarily looks for one or more of the following characteristics in relation to the security's prevailing price: prospects for above average sales and earnings growth per share; high return on invested capital; free cash flow generation; sound balance sheet, financial and accounting policies, and overall financial strength; strong competitive advantages; effective research, product development, and marketing; pricing flexibility; strength of management; and general operating characteristics that will enable the company to compete successfully in its marketplace.

  Quantitative Style Funds. The CORE U.S. Equity, CORE Large Cap Growth, CORE Small Cap Equity and CORE International Equity Funds (the "CORE Funds") are managed using both quantitative and fundamental techniques. CORE is an acronym for "Computer-Optimized, Research-Enhanced," which reflects the Funds' investment process. This investment process and the proprietary multifactor model used to implement it are discussed below.

   Investment Process. The Investment Adviser begins with a broad universe of U.S. equity securities for the CORE U.S. Equity, CORE Large Cap Growth and CORE Small Cap Equity Funds (the "CORE U.S. Funds"), and a broad universe of foreign equity securities for the CORE International Equity Fund. The Investment Adviser uses a proprietary multifactor model (the "Multifactor Model") to assign each equity security a rating. In the case of a U.S. equity security followed by the Goldman Sachs Global Investment Research Department (the "Research Department"), a second rating is assigned based upon the Research Department's evaluation. In the discretion of the Investment Adviser, such ratings may also be assigned to U.S. equity securities based on research ratings obtained from other industry sources. In building a diversified portfolio for each CORE Fund, the Investment Adviser utilizes optimization techniques to seek to maximize the Fund's expected reward to risk ratio. The resulting portfolio is primarily comprised of securities rated highest by the foregoing investment process and has risk characteristics and industry weightings similar to the relevant Fund's benchmark. Under normal conditions, the securities of any one issuer may not exceed 5% of a Fund's total assets.

   Multifactor Model. The Multifactor Model is a rigorous computerized rating system for valuing equity securities according to fundamental investment characteristics. The factors used by the Multifactor Model incorporate many variables studied by traditional fundamental analysts, and cover measures of value, growth, momentum and risk (e.g., price/earnings ratio, book/price ratio, consensus growth forecasts, earnings estimate revisions, price momentum, price volatility and earnings stability). All of the factors used in the Multifactor Model have been shown to significantly impact the performance of equity securities. The weightings assigned to the factors are derived using a statistical formulation that considers each factor's historical performance in different market environments. As such, the Multifactor Model is designed to evaluate each security using only the factors that are statistically related to returns in the anticipated market environment. Because it includes many disparate factors, the Investment Adviser believes that the Multifactor Model is broader in scope and provides a more thorough evaluation than most conventional, value-oriented quantitative models. As a result, the securities ranked highest by the Multifactor Model do not have one dominant investment characteristic (such as a low price/earnings ratio); rather, they possess an attractive combination of investment characteristics.

   Research Department. In assigning ratings to U.S. equity securities, the Research Department uses a four category rating system ranging from "recommended for purchase" to "likely to underperform." The ratings reflect the analyst's judgment as to the investment results of a specific security and incorporate economic outlook, valuation, risk and a variety of other factors.

   By employing both a quantitative (i.e., the Multifactor Model) and a qualitative (i.e., research enhanced) method of selecting securities, each CORE Fund seeks to capitalize on the strengths of each discipline.

 BALANCED FUND

  Objective. The Fund's investment objective is to provide investors with long-term capital growth and current income. The Fund seeks capital appreciation primarily through the equity component of its portfolio while investing in fixed income securities primarily to provide income for regular quarterly dividends.

  Primary Investment Focus. The Fund invests, under normal circumstances, between 45% and 65% of its total assets in equity securities. The Fund also invests at least 25% of its total assets in fixed income senior securities and the remainder of its assets in other fixed income securities and cash. The percentage of the portfolio invested in equity and fixed income securities will vary from time to time as the Investment Adviser evaluates their relative attractiveness based on market valuations, economic growth and inflation prospects. This allocation is subject to the Fund's intention to pay regular quarterly dividends. The amount of quarterly dividends can also be expected to fluctuate in accordance with factors such as prevailing interest rates and the percentage of the Fund's assets invested in fixed-income securities.

  Other. Although the Fund's equity investments consist primarily of publicly traded U.S. securities, the Fund may invest up to 10% of its total assets in the equity securities of foreign issuers, including issuers in Emerging Countries and equity securities quoted in foreign currencies. A portion of the Fund's portfolio of equity securities may be selected primarily to provide current income. Equity securities selected to provide current income may include interests in real estate investment trusts, convertible securities, preferred stocks, utility stocks and interests in limited partnerships.

  The Fund's fixed income securities primarily include securities issued by the U.S. Government, its agencies, instrumentalities or sponsored enterprises, corporations or other entities, mortgage-backed and asset-backed securities, municipal securities and custodial receipts. The Fund may also invest in debt obligations (U.S. dollar and non-U.S. dollar denominated) issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities and foreign corporations or other entities. Such securities are collectively referred to herein as "fixed income securities." The Fund's investments in fixed income securities that are issued by foreign issuers, including issuers in Emerging Countries may not exceed 10% of the Fund's total assets. The Fund may employ certain currency techniques to seek to hedge against currency exchange rate fluctuations or to seek to increase total return. When used to seek to enhance return, these management techniques are considered speculative. Such currency management techniques involve risks different from those associated with investing solely in securities of U.S. issuers quoted in U.S. dollars. See "Description of Securities," "Investment Techniques" and "Risk Factors."

 GROWTH AND INCOME FUND


  Objectives. The Fund's investment objectives are to provide investors with long-term growth of capital and growth of income.

  Primary Investment Focus. The Fund invests, under normal circumstances, at least 65% of its total assets in equity securities that the Investment Adviser considers to have favorable prospects for capital appreciation and/or dividend-paying ability.

  Other. The Fund may invest up to 35% of its total assets in fixed income securities that, in the opinion of the Investment Adviser, offer the potential to further the Fund's investment objectives. In addition, although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 25% of its total assets in foreign securities, including securities of issuers in Emerging Countries and securities quoted in foreign currencies.

 CORE U.S. EQUITY FUND (FORMERLY, THE "SELECT EQUITY FUND")


  Objective. The Fund's investment objective is to provide investors with long-term growth of capital and dividend income. The Fund seeks to achieve its objective through a broadly diversified portfolio of large cap and blue chip equity securities representing all major sectors of the U.S. economy.

  Primary Investment Focus. The Fund invests, under normal circumstances, at least 90% of its total assets in equity securities. The Fund may invest in equity securities of foreign issuers that are traded in the United States and that comply with U.S. accounting standards. The Fund's investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Fund's reward to risk ratio. The Fund's portfolio is designed to have risk, style, capitalization and industry characteristics similar to the S&P 500 Index. The Fund seeks a broad representation in most major sectors of the U.S. economy and a portfolio comprised of companies with average long-term earnings growth expectations and dividend yields. The Fund may invest only in fixed income securities that are considered cash equivalents.

  For a description of the investment process of the Fund, see "Investment Process," "Multifactor Model" and "Research Department" under "INVESTMENT OBJECTIVES AND POLICIES--Quantitative Style Funds."

 CORE LARGE CAP GROWTH FUND


  Objective. The Fund's investment objective is to provide investors with long-term growth of capital. The Fund seeks to achieve its objective through a broadly diversified portfolio of equity securities of large cap U.S. issuers that are expected to have better prospects for earnings growth than the growth rate of the general domestic economy. Dividend income is a secondary consideration.

  Primary Investment Focus. The Fund invests, under normal circumstances, at least 90% of its total assets in equity securities. The Investment Adviser emphasizes a company's growth prospects in analyzing equity securities to be purchased by the Fund. The Fund may invest in equity securities of foreign issuers that are traded in the United States and that comply with U.S. accounting standards. The Fund's investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Fund's reward to risk ratio. The Fund's portfolio is designed to have risk, style, capitalization and industry characteristics similar to the Russell 1000 Growth Index. The Fund seeks a portfolio comprised of companies with above average capitalizations and earnings growth expectations and below average dividend yields. The Fund may invest only in fixed income securities that are considered cash equivalents.

  For a description of the investment process of the Fund, see "Investment Process," "Multifactor Model" and "Research Department" under "INVESTMENT OBJECTIVES AND POLICIES--Quantitative Style Funds."

 CORE SMALL CAP EQUITY FUND

  Objective. The Fund's investment objective is to provide investors with long-term growth of capital. The Fund seeks to achieve its objective through a broadly diversified portfolio of equity securities of U.S. companies with public stock market capitalizations of $3 billion or less at the time of investment.

   Primary Investment Focus. The Fund invests, under normal circumstances, at least 90% of its total assets in U.S. equity securities. The Fund may occasionally invest in equity securities of foreign issuers that are traded in the United States and that comply with U.S. accounting standards. The Fund's investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Fund's reward to risk ratio. The Fund's portfolio is designed to have risk, style, capitalization and industry characteristics similar to the [Russell 2500 or Russell 2000] Index. The Fund seeks a portfolio comprised of companies with small market capitalizations, strong expected earnings growth and momentum, and better valuation and risk characteristics than the [Russell 2000 or Russell 2500] Index. The Fund may invest only in fixed income securities that are considered cash equivalents.

  The Investment Adviser believes that companies in which the Fund may invest offer greater opportunity for growth of capital than larger, more mature, better known companies. Investment in small market capitalization issuers involves special risks. See "Description of Securities" and "Risk Factors."


  For a description of the investment process of the Fund, see "Investment Process," "Multifactor Model" and "Research Department" under "INVESTMENT OBJECTIVES AND POLICIES--Quantitative Style Funds."

 CORE INTERNATIONAL EQUITY FUND

  Objective. The Fund's investment objective is to provide investors with long-term growth of capital.

  Primary Investment Focus. The Fund invests, under normal circumstances, at least 90%, of its total assets in equity securities of companies that are organized outside the United States or whose securities are principally traded outside the United States. The Fund's investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Fund's reward to risk ratio. The Fund's portfolio is designed to have risk, style, capitalization and industry characteristics similar to the EAFE Index. The Fund seeks broad diversification across major countries and sectors of the international economy. In addition, the Fund seeks attractive valuations and stronger momentum characteristics than the EAFE Index.

  The Fund may allocate its assets among countries as determined by the Investment Adviser from time to time, provided the Fund's assets are invested in at least three foreign countries. The Fund may invest in countries that have emerging markets or economies which involve certain risks, as described below under "Risk Factors--Special Risks of Investments in the Asian and Other Emerging Markets," which are not present in investments in more developed countries. The Fund may invest only in fixed income securities that are considered to be cash equivalents.

  For a description of the investment process of the Fund, see "Investment Process," "Multifactor Model" and "Research Department" under "INVESTMENT OBJECTIVES AND POLICIES--Quantitative Style Funds."

  Other. The Fund may employ certain currency techniques to seek to hedge against currency exchange rate fluctuations or to seek to increase total return. When used to seek to enhance return, these management techniques are considered speculative. Such currency management techniques involve risks different from those associated with investing solely in securities of U.S. issuers quoted in U.S. dollars. To the extent that the Fund is fully invested in foreign securities while also maintaining currency positions, it may be exposed to greater combined risk. The Fund's net currency positions may expose it to risks independent of its securities positions. See "Description of Securities," "Investment Techniques" and "Risk Factors."

 MID CAP EQUITY FUND


  Objective. The Fund's investment objective is to provide investors with long-term capital appreciation.

  Primary Investment Focus. The Fund invests, under normal circumstances, substantially all of its assets in equity securities and at least 65% of its total assets in equity securities of Mid Cap Companies with public stock market capitalizations (based upon shares available for trading on an unrestricted basis) of between $500 million and $7 billion at the time of investment. However, the Fund currently intends to emphasize investments in Mid Cap Companies with public stock market capitalizations of below $5 billion at the time of investment. Dividend income, if any, is an incidental consideration.

  Other. The Fund may invest up to 35% of its total assets in mortgage-backed, asset-backed and fixed income securities. In addition, although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 25% of its total assets in foreign securities, including securities of issuers in Emerging Countries and securities quoted in foreign currencies.

 CAPITAL GROWTH FUND

  Objective. The Fund's investment objective is to provide investors with long-term growth of capital.

  Primary Investment Focus. The Fund invests, under normal circumstances, at least 90% of its total assets in equity securities. The Fund seeks to achieve its investment objective by investing in a diversified portfolio of equity securities that are considered by the Investment Adviser to have long-term capital appreciation potential.

  Other. Although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 10% of its total assets in foreign securities, including securities of issuers in Emerging Countries and securities quoted in foreign currencies.

 INTERNATIONAL EQUITY FUND


  Objective. The Fund's investment objective is to provide investors with long-term capital appreciation.

  Primary Investment Focus. The Fund invests, under normal circumstances, substantially all, and at least 65%, of its total assets in equity securities of companies that are organized outside the United States or whose securities are principally traded outside the United States. The Fund may allocate its assets among countries as determined by the Investment Adviser from time to time provided that the Fund's assets are invested in at least three foreign countries. The Fund expects to invest a substantial portion of its assets in the securities of issuers located in the developed countries of Western Europe and in Japan. However, the Fund may also invest in the securities of issuers located in Australia, Canada, New Zealand and the Emerging Countries in which the Emerging Markets Equity Fund may invest. Many of the countries in which the Fund may invest have emerging markets or economies which involve certain risks, as described below under "Risk Factors--Special Risks of Investments in the Asian and Other Emerging Markets," which are not present in investments in more developed countries.

  Other. The Fund may employ certain currency techniques to seek to hedge against currency exchange rate fluctuations or to seek to increase total return. When used to seek to enhance return, these management techniques are considered speculative. Such currency management techniques involve risks different from those associated with investing solely in securities of U.S. issuers quoted in U.S. dollars. To the extent that the Fund is fully invested in foreign securities while also maintaining currency positions, it may be exposed to greater combined risk. The Fund's net currency positions may expose it to risks independent of its securities positions. See "Description of Securities," "Investment Techniques" and "Risk Factors." Up to 35% of the Fund's total assets may be invested in fixed income securities.

 SMALL CAP EQUITY FUND

  Objective. The Fund's investment objective is to provide investors with long-term capital growth.

  Primary Investment Focus. The Fund invests, under normal circumstances, at least 65% of its total assets in equity securities of companies with public stock market capitalizations of $1 billion or less at the time of investment. However, the Fund currently emphasizes investments in companies with public stock market capitalizations of $500 million or less at the time of investment. Under normal circumstances, the Fund's investment horizon for ownership of stocks will be two to three years. Dividend income, if any, is an incidental consideration.

  Small Capitalization Companies. The Fund invests in companies which the Investment Adviser believes are well managed niche businesses that have the potential to achieve high or improving returns on capital and/or above average sustainable growth. The Fund may invest in securities of small market capitalization companies which may have experienced financial difficulties. Investments may also be made in companies that are in the early stages of their life and that the Investment Adviser believes have significant growth potential. The Investment Adviser believes that the companies in which the Fund may invest offer greater opportunity for growth of capital than larger, more mature, better known companies. However, investments in such small market capitalization companies involve special risks. See "Description of Securities" and "Risk Factors."

  Other. The Fund may invest in the aggregate up to 35% of its total assets in the equity securities of companies with public stock market capitalizations in excess of $1 billion and in fixed income securities. In addition, although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 25% of its total assets in foreign securities, including securities of issuers in Emerging Countries and securities quoted in foreign currencies.

 EMERGING MARKETS EQUITY FUND


  Objective. The Fund's investment objective is to provide investors with long-term capital appreciation.

  Primary Investment Focus. The Fund invests, under normal market circumstances, substantially all, and at least 65%, of its total assets in equity securities of Emerging Country issuers. For purposes of the Fund's investment policies, Emerging Countries are countries with economies or securities markets that are considered by the Investment Adviser not to be fully developed. The Investment Adviser may consider, but is not bound by, classifications by the World Bank, the International Finance Corporation or the United Nations and its agencies in determining whether a country is emerging or developed. Currently, Emerging Countries include among others, most Latin American, African, Asian and Eastern European nations. The Investment Adviser currently intends that the Fund's investment focus will be in the following Emerging Countries: Argentina, Botswana, Brazil, Chile, China, Colombia, the Czech Republic, Egypt, Greece, Hong Kong, Hungary, India, Indonesia, Israel, Jordan, Kenya, Malaysia, Mexico, Morocco, Pakistan, Peru, the Philippines, Poland, Portugal, Russia, Singapore, South Africa, South Korea, Sri Lanka, Taiwan, Thailand, Turkey, Venezuela and Zimbabwe. At the Investment Adviser's discretion, the Fund may invest in other Emerging Countries.

  An Emerging Country issuer is any entity that satisfies at least one of the following criteria: (i) it derives 50% or more of its total revenue from goods produced, sales made or services performed in one or more Emerging Countries,
(ii) it is organized under the laws of, or has a principal office in, an Emerging Country, (iii) it maintains 50% or more of its assets in one or more of the Emerging Countries or (iv) the principal securities trading market for a class of its securities is in an Emerging Country.

  Investments in Emerging Countries involve certain risks as described under "Risk Factors--Special Risks of Investments in the Asian and Other Emerging Markets," which are not present in investments in more developed countries. The Fund may purchase privately placed equity securities, equity securities of companies that are in the process of being privatized by foreign governments, securities of issuers that have not paid dividends on a timely basis, equity securities of issuers that have experienced difficulties, and securities of companies without performance records.

  Other. The Fund may employ certain currency management techniques to seek to hedge against currency exchange rate fluctuations or to seek to increase total return. When used to seek to enhance return, these management techniques are considered speculative. Such currency management techniques involve risks different from those associated with investing solely in securities of U.S. issuers quoted in U.S. dollars. To the extent that the Fund is fully invested in foreign securities while also maintaining currency positions, it may be exposed to greater combined risk. The Fund's net currency positions may expose it to risks independent of its securities positions. See "Description of Securities," "Investment Techniques" and "Risk Factors."

  Under normal circumstances, the Fund maintains investments in at least six Emerging Countries and will not invest more than 35% of its total assets in securities of issuers in any one Emerging Country. Allocation of the Fund's investments will depend upon the relative attractiveness of the Emerging Country markets and particular issuers. In addition, macro-economic factors and the portfolio manager's and Goldman Sachs economists' views of the relative attractiveness of Emerging Countries and currencies are considered in allocating the Fund's assets among Emerging Countries. Concentration of the Fund's assets in one or a few Emerging Countries and currencies will subject the Fund to greater risks than if the Fund's assets were not geographically concentrated. See "Description of Securities--Foreign Transactions" and "Risk Factors." The Fund may invest in the aggregate up to 35% of its total assets in (i) fixed income securities of private and governmental Emerging Country issuers, (ii) equity and fixed income securities of issuers in developed countries and (iii) temporary investments.

 ASIA GROWTH FUND


  Objective. The Fund's investment objective is to provide investors with long-term capital appreciation.

  Primary Investment Focus. The Fund invests, under normal market circumstances, substantially all, and at least 65%, of its total assets in equity securities of companies that satisfy at least one of the following criteria: (i) their securities are traded principally on stock exchanges in one or more of the Asian countries, (ii) they derive 50% or more of their total revenue from goods produced, sales made or services performed in one or more of the Asian countries, (iii) they maintain 50% or more of their assets in one or more of the Asian countries, or (iv) they are organized under the laws of one of the Asian countries. The Fund seeks to achieve its objective by investing primarily in equity securities of Asian companies which are considered by the Investment Adviser to have long-term capital appreciation potential. Many of the countries in which the Fund may invest have emerging markets or economies which involve certain risks as described under "Risk Factors--Special Risks of Investments in the Asian and Other Emerging Markets," which are not present in investments in more developed countries. The Fund may purchase equity securities of issuers that have not paid dividends on a timely basis, securities of companies that have experienced difficulties, and securities of companies without performance records.

  Other. The Fund may employ certain currency management techniques to seek to hedge against currency exchange rate fluctuations or to seek to increase total return. When used to seek to enhance return, these management techniques are considered speculative. Such currency management techniques involve risks different from those associated with investing solely in securities of U.S. issuers quoted in U.S. dollars. To the extent that the Fund is fully invested in foreign securities while also maintaining currency positions, it may be exposed to greater combined risk. The Fund's net currency positions may expose it to risks independent of its securities positions. See "Description of Securities," "Investment Techniques" and "Risk Factors."

  The Fund may allocate its assets among the Asian countries as determined from time to time by the Investment Adviser. For purposes of the Fund's investment policies, Asian countries are China, Hong Kong, India, Indonesia, Malaysia, Pakistan, the Philippines, Singapore, South Korea, Sri Lanka, Taiwan and Thailand as well as any other country in the Asian region (other than Japan) to the extent that foreign investors are permitted by applicable law to make such investments. Allocation of the Fund's investments will depend upon the relative attractiveness of the Asian markets and particular issuers. Concentration of the Fund's assets in one or a few of the Asian countries and Asian currencies will subject the Fund to greater risks than if the Fund's assets were not geographically concentrated. See "Description of Securities-- Foreign Investments." The Fund may invest in the aggregate up to 35% of its total assets in equity securities of issuers in other countries, including Japan, and in fixed income securities.


                           DESCRIPTION OF SECURITIES


CONVERTIBLE SECURITIES

  Each Fund may invest in convertible securities, including debt obligations and preferred stock of the issuer convertible at a stated exchange rate into common stock of the issuer. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. As with all fixed income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer's capital structure and consequently entail less risk than the issuer's common stock. In evaluating a convertible security, the Investment Adviser will give primary emphasis to the attractiveness of the underlying common stock. The convertible debt securities in which the Balanced Fund invests will be rated, at the time of investment, B or better by Standard & Poor's Ratings Group ("Standard & Poor's") or Moody's Investors Service, Inc. ("Moody's"), or if unrated by such rating organizations, determined to be of comparable quality by the Investment Adviser. The convertible securities in which the CORE U.S. Equity, CORE Large Cap Growth, CORE Small Cap Equity and CORE International Equity Funds invest are not subject to any minimum rating criteria. The convertible debt securities in which the other Funds may invest are subject to the same rating criteria as a Fund's investments in non-convertible debt securities. Convertible debt securities are equity investments for purposes of each Fund's investment policies.

FOREIGN INVESTMENTS

  FOREIGN SECURITIES. Each Fund may invest in the securities of foreign issuers (provided that the CORE U.S. Equity, CORE Large Cap Growth and CORE Small Cap Equity Funds may only invest in equity securities of foreign issuers that are traded in the U.S. and comply with U.S. accounting standards). Investments in foreign securities may offer potential benefits that are not available from investments exclusively in equity securities of domestic issuers quoted in U.S. dollars. Foreign countries may have economic policies or business cycles different from those of the U.S. and markets for foreign securities do not necessarily move in a manner parallel to U.S. markets.

  Investing in the securities of foreign issuers involves risks that are not typically associated with investing in equity securities of domestic issuers quoted in U.S. dollars. Such investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. In addition, if the currency in which a Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends. Commissions on transactions in foreign securities may be higher than those for similar transactions on domestic stock markets. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have on occasion been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

  Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the U.S. Foreign securities markets may have substantially less volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains), limitations on the removal of funds or other assets of the Funds, political or social instability or diplomatic developments which could affect investments in those countries.

  INVESTMENTS IN ADRS, EDRS AND GDRS. Each Fund may invest in foreign securities which take the form of sponsored and unsponsored American Depository Receipts ("ADRs") and Global Depository Receipts ("GDRs") and each Fund, other than the CORE U.S. Equity, CORE Large Cap Growth and CORE Small Cap Equity Funds, may also invest in European Depository Receipts ("EDRs") or other similar instruments representing securities of foreign issuers (together, "Depository Receipts"). ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the United States on exchanges or over-the-counter and are sponsored and issued by domestic banks. EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security. To the extent a Fund acquires Depository Receipts through banks which do not have a contractual relationship with the foreign issuer of the security underlying the Depository Receipts to issue and service such Depository Receipts (unsponsored Depository Receipts), there may be an increased possibility that the Fund would not become aware of and be able to respond to corporate actions, such as stock splits or rights offerings involving the foreign issuer, in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. Investment in Depository Receipts does not eliminate all the risks inherent in investing in securities of non-U.S. issuers. The market value of Depository Receipts is dependent upon the market value of the underlying securities and fluctuations in the relative value of the currencies in which the Depository Receipt and the underlying securities are quoted. However, by investing in Depository Receipts, such as ADRs, that are quoted in U.S. dollars, a Fund will avoid currency risks during the settlement period for purchases and sales.

  FOREIGN CURRENCY TRANSACTIONS. Because investment in foreign issuers will usually involve currencies of foreign countries, and because the Balanced, CORE International Equity, International Equity, Emerging Markets Equity and Asia Growth Funds may have currency exposure independent of their securities positions, the value of the assets of a Fund as measured in U.S. dollars will be affected by changes in foreign currency exchange rates. A Fund may, to the extent it invests in foreign securities, purchase or sell forward foreign currency exchange contracts for hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange rates. In addition, the Balanced, CORE International Equity, International Equity, Emerging Markets Equity and Asia Growth Funds may enter into such contracts to seek to increase total return when the Investment Adviser anticipates that the foreign currency will appreciate or depreciate in value, but securities denominated or quoted in that currency do not present attractive investment opportunities and are not held in the Fund's portfolio. When entered into to seek to enhance return, forward foreign currency exchange contracts are considered speculative. The Balanced, CORE International Equity, International Equity, Emerging Markets Equity and Asia Growth Funds may also engage in cross-hedging by using forward contracts in a currency different from that in which the hedged security is denominated or quoted if the Investment Adviser determines that there is a pattern of correlation between the two currencies. If a Fund enters into a forward foreign currency exchange contract to buy foreign currency for any purpose or the Balanced, CORE International Equity, International Equity, Emerging Markets Equity and Asia Growth Funds enter into forward foreign currency exchange contracts to sell foreign currency to seek to increase total return, the Fund will be required to place cash or liquid assets in a segregated account with the Fund's custodian in an amount equal to the value of the Fund's total assets committed to the consummation of the forward contract. The Fund will incur costs in connection with conversions between various currencies. A Fund may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Investment Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relevant exchange rate.

  Currency exchange rates may fluctuate significantly over short periods of time causing, along with other factors, a Fund's net asset value to fluctuate. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks or the failure to intervene or by currency controls or political developments in the U.S. or abroad. To the extent that a substantial portion of a Fund's total assets, adjusted to reflect the Fund's net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries.

  The market in forward foreign currency exchange contracts, currency swaps and other privately negotiated currency instruments offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. Such contracts are subject to the risk that the counterparty to the contract will default on its obligations. Since these contracts are not guaranteed by an exchange or clearinghouse, a default on the contract would deprive the Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the Fund to cover its purchase or sale commitments, if any, at the current market price. A Fund will not enter into forward foreign currency exchange contracts, currency swaps or other privately negotiated currency instruments unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is considered to be investment grade by the Investment Adviser.

  The Balanced, CORE International Equity, International Equity, Emerging Markets Equity and Asia Growth Funds may also engage in a variety of foreign currency management techniques. However, due to the limited market for these instruments with respect to the currencies of many Emerging Countries, including certain Asian countries, the Investment Advisers do not currently anticipate that a significant portion of Emerging Markets Equity and Asia Growth Fund's currency exposure will be covered by such instruments. For a discussion of such instruments and the risks associated with their use, see "Investment Objective and Policies" in the Additional Statement.

FIXED INCOME SECURITIES

  U.S. GOVERNMENT SECURITIES. Each Fund may invest in U.S. Government securities. Generally, these securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. Government agencies, instrumentalities or sponsored enterprises. U.S. Government securities also include Treasury receipts and other stripped U.S. Government securities, where the interest and principal components of stripped U.S. Government securities are traded independently. A Fund may also invest in zero coupon U.S. Treasury securities and in zero coupon securities issued by financial institutions, which represent a proportionate interest in underlying U.S. Treasury securities. A zero coupon security pays no interest to its holder during its life and its value consists of the difference between its face value at maturity and its cost. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically. See "Taxation" in the Additional Statement.

  FOREIGN GOVERNMENT SECURITIES. The Balanced, CORE International Equity, International Equity, Emerging Markets Equity and Asia Growth Funds may invest in debt obligations of foreign governments and governmental agencies, including those of Emerging Countries. Investment in sovereign debt obligations involves special risks not present in debt obligations of corporate issuers. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Fund may have limited recourse in the event of a default. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt, and in turn a Fund's net asset value, to a greater extent than the volatility inherent in debt obligations of U.S. issuers. A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward international lenders and the political constraints to which a sovereign debtor may be subject.

  MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. Each Fund (other than the CORE U.S. Equity, CORE Large Cap Growth, CORE Small Cap Equity and CORE International Equity Funds) may invest in mortgage-backed securities ("Mortgage-Backed Securities"), which represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Each Fund (other than the CORE U.S. Equity, CORE Large Cap Growth, CORE Small Cap Equity and CORE International Equity Funds) may also invest in asset-backed securities ("Asset-Backed Securities"). The principal and interest payments on Asset-Backed Securities are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Such asset pools are securitized through the use of special purpose trusts or corporations. Principal and interest payments may be credit enhanced by a letter of credit, a pool insurance policy or a senior/subordinated structure.

  The Balanced Fund may also invest in stripped Mortgage-Backed Securities ("SMBS") (including interest only and principal only securities), which are derivative multiple class Mortgage-Backed Securities. SMBS are usually structured with two different classes: one that receives 100% of the interest payments and the other that receives 100% of the principal payments from a pool of mortgage loans. If the underlying mortgage loans experience different than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest from mortgage loans are generally higher than prevailing market yields on other Mortgage-Backed Securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

  CORPORATE DEBT OBLIGATIONS. Each Fund may invest in corporate debt obligations. Corporate debt obligations are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations.

  BANK OBLIGATIONS. Each Fund may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitation time deposits, bankers' acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation. Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry.

  STRUCTURED SECURITIES. Each Fund may invest in structured securities. The value of the principal of and/or interest on such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, result in the loss of a Fund's investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may entail a greater degree of market risk than other types of fixed-income securities. Structured securities may also be more volatile, less liquid and more difficult to accurately price than less complex securities.

  RATING CRITERIA. Except as noted below, each Fund (other than the CORE U.S. Equity, CORE Large Cap Growth, CORE Small Cap Equity and CORE International Equity Funds, which only invest in debt instruments that are cash equivalents) may invest in debt securities rated at least investment grade at the time of investment. Investment grade debt securities are securities rated BBB or higher by Standard & Poor's or Baa or higher by Moody's. A security will be deemed to have met a rating requirement if it receives the minimum required rating from at least one such rating organization even though it has been rated below the minimum rating by one or more other rating organizations, or if unrated by such rating organizations, determined by the Investment Adviser to be of comparable credit quality. The Balanced Fund may invest up to 10% of its total assets on debt securities that are rated BB or B by Standard & Poor's or Ba or B by Moody's. The Growth and Income, Capital Growth, Small Cap Equity, International Equity, Emerging Markets Equity and Asia Growth Funds may invest up to 10%, 10%, 35%, 35%, 35% and 35%, respectively, of their total assets in debt securities which are unrated or rated in the lowest rating categories by Standard & Poor's or Moody's (i.e., BB or lower by Standard & Poor's or Ba or lower by Moody's), including securities rated D by Moody's or Standard & Poor's. Mid Cap Equity Fund may invest up to 10% of its total assets in below investment grade debt securities rated B or higher by Standard & Poor's or B or higher by Moody's. Fixed income securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers' capacity to pay interest and repay principal. Fixed income securities rated BB or Ba or below (or comparable unrated securities) are commonly referred to as "junk bonds," are considered predominately speculative and may be questionable as to principal and interest payments. In some cases, such bonds may be highly speculative, have poor prospects for reaching investment grade standing and be in default. As a result, investment in such bonds will entail greater speculative risks than those associated with investment in investment grade bonds. Also, to the extent that the rating assigned to a security in a Fund's portfolio is downgraded by a rating organization, the market price and liquidity of such security may be adversely affected. See Appendix A to the Additional Statement for a description of the corporate bond ratings assigned by Standard & Poor's and Moody's.

REAL ESTATE INVESTMENT TRUSTS ("REITS")

  Each Fund may invest in REITs, which are pooled investment vehicles that invest primarily in either real estate or real estate related loans. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependant upon cash flow from their investments to repay financing costs and the ability of the REITs' manager. REITs are also subject to risks generally associated with investments in real estate. A Fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.


                             INVESTMENT TECHNIQUES


OPTIONS ON SECURITIES AND SECURITIES INDICES

  Each Fund (other than the CORE U.S. Equity and CORE Large Cap Growth Funds) may write (sell) covered call and put options and purchase call and put options on any securities in which it may invest or on any securities index composed of securities in which it may invest. The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of options to seek to increase total return involves the risk of loss if the Investment Adviser is incorrect in its expectation of fluctuations in securities prices or interest rates. The successful use of options for hedging purposes also depends in part on the ability of the Investment Adviser to manage future price fluctuations and the degree of correlation between the options and securities markets. If the Investment Adviser is incorrect in its expectation of changes in securities prices or determination of the correlation between the securities indices on which options are written and purchased and the securities in a Fund's investment portfolio, the investment performance of the Fund will be less favorable than it would have been in the absence of such options transactions. The writing of options could significantly increase a Fund's portfolio turnover rate and, therefore, associated brokerage commissions or spreads.

OPTIONS ON FOREIGN CURRENCIES

  A Fund may, to the extent it invests in foreign securities, purchase and sell (write) call and put options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of foreign portfolio securities and anticipated dividends on such securities and against increases in the U.S. dollar cost of foreign securities to be acquired. In addition, the Balanced, CORE International Equity, International Equity, Emerging Markets Equity and Asia Growth Funds may use options on currency to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates for a different currency, if there is a pattern of correlation between the two currencies. As with other kinds of option transactions, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received. If an option that a Fund has written is exercised, the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to a Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs. In addition to purchasing call and put options for hedging purposes, the Balanced, CORE International Equity, International Equity, Emerging Markets Equity and Asia Growth Funds may purchase call or put options on currency to seek to increase total return when the Investment Adviser anticipates that the currency will appreciate or depreciate in value, but the securities quoted or denominated in that currency do not present attractive investment opportunities and are not held in the Fund's portfolio. When purchased or sold to seek to increase total return, options on currencies are considered speculative. Options on foreign currencies written or purchased by the Funds are traded on U.S. and foreign exchanges or over-the-counter.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

  To seek to increase total return or to hedge against changes in interest rates, securities prices or currency exchange rates, a Fund may purchase and sell various kinds of futures contracts, and purchase and write call and put options on any of such futures contracts. Each Fund may also enter into closing purchase and sale transactions with respect to any such contracts and options. The futures contracts may be based on various securities (such as U.S. Government securities), foreign currencies, securities indices and other financial instruments and indices. The CORE U.S. Equity and CORE Large Cap Growth Funds may enter into such transactions only with respect to the S&P 500 Index in the case of the CORE U.S. Equity Fund and a representative index in the case of the CORE Large Cap Growth Fund. A Fund will engage in futures and related options transactions for bona fide hedging purposes as defined in regulations of the Commodity Futures Trading Commission or to seek to increase total return to the extent permitted by such regulations. A Fund may not purchase or sell futures contracts or purchase or sell related options to seek to increase total return, except for closing purchase or sale transactions, if immediately thereafter the sum of the amount of initial margin deposits and premiums paid on the Fund's outstanding positions in futures and related options entered into for the purpose of seeking to increase total return would exceed 5% of the market value of the Fund's net assets. These transactions involve brokerage costs, require margin deposits and, in the case of contracts and options obligating a Fund to purchase securities or currencies, require the Fund to segregate and maintain cash or liquid assets with a value equal to the amount of the Fund's obligations.

  While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. See "Investment Objectives and Policies--Futures Contracts and Options on Future Contracts" in the Additional Statement. Thus, while a Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in poorer overall performance than if the Fund had not entered into any futures contracts or options transactions. Because perfect correlation between a futures position and portfolio position that is intended to be protected is impossible to achieve, the desired protection may not be obtained and a Fund may be exposed to risk of loss. The loss incurred by a Fund in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received. Futures markets are highly volatile and the use of futures may increase the volatility of a Fund's net asset value. The profitability of a Fund's trading in futures to seek to increase total return depends upon the ability of the Investment Adviser to correctly analyze the futures markets. In addition, because of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to a Fund. Further, futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS

  Each Fund may purchase when-issued securities. When-issued transactions arise when securities are purchased by a Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. Each Fund may also purchase securities on a forward commitment basis; that is, make contracts to purchase securities for a fixed price at a future date beyond the customary three-day settlement period. A Fund is required to hold and maintain in a segregated account with the Fund's custodian until three days prior to the settlement date, cash or liquid assets in an amount sufficient to meet the purchase price. Alternatively, each Fund may enter into offsetting contracts for the forward sale of other securities that it owns. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date. Although a Fund would generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, a Fund may dispose of when-issued securities or forward commitments prior to settlement if its Investment Adviser deems it appropriate to do so.

ILLIQUID AND RESTRICTED SECURITIES

  A Fund will not invest more than 15% of its net assets in illiquid investments, which include securities (both foreign and domestic) that are not readily marketable, swap transactions, certain SMBS, repurchase agreements maturing in more than seven days, time deposits with a notice or demand period of more than seven days, and certain restricted securities, unless it is determined, based upon the continuing review of the trading markets for a specific restricted security, that such restricted security is eligible for resale under Rule 144A under the Securities Act of 1933 and, therefore, is liquid. The Trustees have adopted guidelines and delegated to the Investment Advisers the daily function of determining and monitoring the liquidity of portfolio securities. The Trustees, however, retain oversight focusing on factors such as valuation, liquidity and availability of information and are ultimately responsible for each determination. Investing in restricted securities eligible for resale pursuant to Rule 144A may decrease the liquidity of a Fund's portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

REPURCHASE AGREEMENTS

  Each Fund may enter into repurchase agreements with dealers in U.S. Government securities and member banks of the Federal Reserve System which furnish collateral at least equal in value or market price to the amount of their repurchase obligation. The Balanced, CORE International Equity, International Equity, Emerging Markets Equity and Asia Growth Funds may also enter into repurchase agreements involving certain foreign government securities. If the other party or "seller" defaults, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund in connection with the related repurchase agreement are less than the repurchase price. In addition, in the event of bankruptcy of the seller or failure of the seller to repurchase the securities as agreed, a Fund could suffer losses, including loss of interest on or principal of the security and costs associated with delay and enforcement of the repurchase agreement. The Trustees have reviewed and approved certain counterparties whom they believe to be creditworthy and have authorized the Funds to enter into repurchase agreements with such counterparties. In addition, each Fund, together with other registered investment companies having management agreements with an Investment Adviser, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

LENDING OF PORTFOLIO SECURITIES

  Each Fund may also seek to increase its income by lending portfolio securities. Under present regulatory policies, such loans may be made to institutions, such as certain broker-dealers, and are required to be secured continuously by collateral in cash, cash equivalents, or U.S. Government securities maintained on a current basis in an amount at least equal to the market value of the securities loaned. Cash collateral may be invested in cash equivalents. If an Investment Adviser determines to make securities loans, the value of the securities loaned may not exceed 33 1/3% of the value of the total assets of a Fund. A Fund may experience a loss or delay in the recovery of its securities if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund.

SHORT SALES AGAINST-THE-BOX

  Each Fund (other than the CORE U.S. Equity, CORE Large Cap Growth, CORE Small Cap Equity and CORE International Equity Funds) may make short sales of securities or maintain a short position, provided that at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for an equal amount of the securities of the same issuer as the securities sold short (a short sale against-the-box). Not more than 25% of a Fund's net assets (determined at the time of the short sale) may be subject to such short sales. Short sales will be made primarily to defer realization of gain or loss for federal tax purposes; a gain or loss in a Fund's long position will be offset by a gain or loss in its short position.

MORTGAGE DOLLAR ROLLS

  The Balanced Fund may enter into mortgage "dollar rolls" in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date for the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund. The Fund will hold and maintain in a segregated account until the settlement date cash or liquid assets in an amount equal to the forward purchase price. Successful use of mortgage dollar rolls depends upon the Investment Adviser's ability to predict correctly interest rates and mortgage prepayments. There is no assurance that mortgage dollar rolls can be successfully employed. For financial reporting and tax purposes, the Fund treats mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale. The Fund does not currently intend to enter into mortgage dollar rolls that are accounted for as a financing.

TEMPORARY INVESTMENTS

  Each Fund may, for temporary defensive purposes, invest 100% of its total assets (except that the CORE U.S. Equity, CORE Large Cap Growth, CORE Small Cap Equity, CORE International Equity and Emerging Markets Equity Funds may only hold up to 35% of their respective total assets) in U.S. Government securities, repurchase agreements collateralized by U.S. Government securities, commercial paper rated at least A-2 by Standard & Poor's or P-2 by Moody's, certificates of deposit, bankers' acceptances, repurchase agreements, non-convertible preferred stocks, non-convertible corporate bonds with a remaining maturity of less than one year or, subject to certain tax restrictions, foreign currencies. When a Fund's assets are invested in such instruments, the Fund may not be achieving its investment objective.

MISCELLANEOUS TECHNIQUES

  In addition to the techniques and investments described above, each Fund may, with respect to no more than 5% of its net assets, engage in the following techniques and investments: (i) warrants and stock purchase rights,
(ii) currency swaps (Balanced, CORE International Equity, International Equity, Emerging Markets Equity and Asia Growth Funds only), (iii) mortgage swaps, index swaps and interest rate swaps, caps, floors and collars (Balanced Fund only), (iv) yield curve options and inverse floating rate securities (Balanced Fund only), (v) other investment companies, (vi) unseasoned companies and (vii) municipal securities (Balanced Fund only). For more information see the Additional Statement.


                                 RISK FACTORS

  RISK OF INVESTING IN SMALL CAPITALIZATION COMPANIES. Investing in the securities of such companies involves greater risk and the possibility of greater portfolio price volatility. Historically, small market capitalization stocks and stocks of recently organized companies have been more volatile in price than the larger market capitalization stocks included in the S&P 500 Index. Among the reasons for the greater price volatility of these small company and unseasoned stocks are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such stocks.

  SPECIAL RISKS OF INVESTMENTS IN THE ASIAN AND OTHER EMERGING
MARKETS. Investing in the securities of issuers in Emerging Countries involves risks in addition to those discussed under "Description of Securities-- Foreign Investments." The International Equity, Emerging Markets Equity and Asia Growth Funds may each invest without limit in the securities of issuers in Emerging Countries. The Balanced, Growth and Income, Small Cap Equity and Mid Cap Equity Funds may each invest up to 15%, the Capital Growth Fund may invest up to 10% and the CORE International Equity Fund may invest up to 25% of its total assets in securities of issuers in Emerging Countries. Emerging Countries are generally located in the Asia-Pacific region, Eastern Europe, Latin and South America and Africa. A Fund's purchase and sale of portfolio securities in certain Emerging Countries may be constrained by limitations as to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of a Fund, the Investment Adviser, its affiliates and their respective clients and other service providers. A Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.

  Foreign investment in the securities markets of certain Emerging Countries is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. For example, certain Asian countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by a Fund. The repatriation of both investment income and capital from certain Emerging Countries is subject to restrictions such as the need for governmental consents. Due to restrictions on direct investment in equity securities in certain Asian countries, such as Taiwan, it is anticipated that a Fund may invest in such countries only through other investment funds in such countries. See "Other Investment Companies" in the Additional Statement.

  Many Emerging Countries may be subject to a greater degree of economic, political and social instability than is the case in Western Europe, the United States, Canada, Australia, New Zealand and Japan. Many Emerging Countries do not have fully democratic governments. For example, governments of some Emerging Countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other Emerging Countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some Asian and other Emerging Countries. Unanticipated political or social developments may affect the values of a Fund's investments. Investing in Emerging Countries involves the risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. Economies in individual Emerging Countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many Emerging Countries have experienced currency devaluations and substantial and, in some cases, extremely high rates of inflation, which have a negative effect on the economies and securities markets of such Emerging Countries. Economies in Emerging Countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

  Brokerage commissions, custodial services and other costs relating to investment in international securities markets generally are more expensive than in the U.S. A Fund's investment in Emerging Countries may also be subject to withholding or other taxes, which may be significant and may reduce the return from an investment in such country to the Fund. Settlement procedures in Emerging Countries are frequently less developed and reliable than those in the United States and may involve a Fund's delivery of securities before receipt of payment for their sale. In addition, significant delays are common in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for a Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund's inability to complete its contractual obligations.

  Currently, there is no market or only a limited market for many of the management techniques and instruments with respect to the currencies and securities markets of the Emerging Countries. Consequently, there can be no assurance that suitable instruments for hedging currency and market-related risks will be available at the times when a Fund wishes to use them.

  RISK OF INVESTING IN FIXED INCOME SECURITIES. When interest rates decline, the market value of fixed income securities tends to increase. Conversely, when interest rates increase, the market value of fixed income securities tends to decline. Volatility of a security's market value will differ depending upon the security's duration, the issuer and the type of instrument. Investments in fixed income securities are subject to the risk that the issuer could default on its obligations and a Fund could sustain losses on such investments. A default could impact both interest and principal payments.

  RISKS OF DERIVATIVE TRANSACTIONS. A Fund's transactions, if any, in options, futures, options on futures, swap transactions, structured securities and currency forward contracts involve certain risks, including a possible lack of correlation between changes in the value of hedging instruments and the portfolio assets being hedged, the potential illiquidity of the markets for derivative instruments, the risks arising from the margin requirements and related leverage factors associated with such transactions. The use of these management techniques to seek to increase total return may be regarded as a speculative practice and involves the risk of loss if the Investment Adviser is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices. A Fund's use of certain derivative transactions may be limited by the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company.


                            INVESTMENT RESTRICTIONS

  Each Fund is subject to certain investment restrictions that are described in detail under "Investment Restrictions" in the Additional Statement. Fundamental investment restrictions of a Fund can not be changed without approval of a majority of the outstanding shares of that Fund. Each Fund's investment objectives and all policies not specifically designated as fundamental are non-fundamental and may be changed without shareholder approval. If there is a change in a Fund's investment objectives, shareholders should consider whether that Fund remains an appropriate investment in light of their then current financial positions and needs.


                              PORTFOLIO TURNOVER

  A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses which must be borne by a Fund and its shareholders and may under certain circumstances make it more difficult for a Fund to qualify as a regulated investment company under the Code. See "Financial Highlights" for a statement of each Fund's (other than the CORE Large Cap Growth, CORE Small Cap Equity, CORE International Equity and Emerging Markets Equity Funds) historical portfolio turnover ratio. It is anticipated that the annual portfolio turnover rates of the CORE Large Cap Growth, CORE Small Cap Equity, CORE International Equity and Emerging Markets Equity Funds will generally not exceed 70%, 70%, 70% and 100%, respectively. The portfolio turnover rate is calculated by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of a Fund's portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. Notwithstanding the foregoing, the Investment Adviser may, from time to time, make short-term investments when it believes such investments are in the best interest of a Fund.

                                  MANAGEMENT

TRUSTEES AND OFFICERS

  The Trustees are responsible for deciding matters of general policy and reviewing the actions of the Investment Advisers, distributor and transfer agent. The officers of the Trust conduct and supervise the Funds' daily business operations. The Additional Statement contains information as to the identity of, and other information about, the Trustees and officers of the Trust.

INVESTMENT ADVISERS

  INVESTMENT ADVISERS. Goldman Sachs Asset Management, One New York Plaza, New York, New York 10004, a separate operating division of Goldman Sachs, serves as the investment adviser to the Balanced, CORE Large Cap Growth, CORE Small Cap Equity, CORE International Equity, Growth and Income, Mid Cap Equity and Small Cap Equity Funds. Goldman Sachs registered as an investment adviser in 1981. Goldman Sachs Funds Management, L.P., One New York Plaza, New York, New York 10004, a Delaware limited partnership which is an affiliate of Goldman Sachs, serves as the investment adviser to the CORE U.S. Equity and Capital Growth Funds. Goldman Sachs Funds Management, L.P. registered as an investment adviser in 1990. Goldman Sachs Asset Management International, 133 Peterborough Court, London EC4A 2BB, England, an affiliate of Goldman Sachs, serves as the investment adviser to the International Equity, Emerging Markets Equity and Asia Growth Funds. Goldman Sachs Asset Management International became a member of the Investment Management Regulatory Organisation Limited in 1990 and registered as an investment adviser in 1991. As of June 30, 1997, Goldman Sachs Asset Management, Goldman Sachs Funds Management, L.P. and Goldman Sachs Asset Management International, together with their affiliates, acted as investment adviser, administrator or distributor for assets in excess
of $    billion.

  Under a Management Agreement with each Fund, the applicable Investment Adviser, subject to the general supervision of the Trustees, provides day-to-day advice as to the Fund's portfolio transactions. Goldman Sachs has agreed to permit the Trust to use the name "Goldman Sachs" or a derivative thereof as part of each Fund's name for as long as a Fund's Management Agreement is in effect.

  In performing its investment advisory services, each Investment Adviser, while remaining ultimately responsible for the management of the Funds, may rely upon the asset management division of its Singapore and Tokyo affiliates for portfolio decisions and management with respect to certain portfolio securities and is able to draw upon the research and expertise of its other affiliate offices. In addition, the Investment Advisers will haveaccess to the research of, and proprietary technical models developed by, Goldman Sachs and may apply quantitative and qualitative analysis in determining the appropriate allocations among the categories of issuers and types of securities.

  Under the Management Agreement, each Investment Adviser also: (i) supervises all non-advisory operations of each Fund that it advises; (ii) provides personnel to perform such executive, administrative and clerical services as are reasonably necessary to provide effective administration of each Fund;
(iii) arranges for at each Fund's expense (a) the preparation of all required tax returns, (b) the preparation and submission of reports to existing shareholders, (c) the periodic updating of prospectuses and statements of additional information and (d) the preparation of reports to be filed with the SEC and other regulatory authorities; (iv) maintains each Fund's records; and
(v) provides office space and all necessary office equipment and services.

 FUND MANAGERS


                                                              YEARS
                                                              PRIMARILY
         NAME AND TITLE           FUND RESPONSIBILITY         RESPONSIBLE     FIVE YEAR EMPLOYMENT HISTORY
         --------------           -------------------         -----------     ----------------------------
  George D. Adler                  Portfolio Manager--           Since      Mr. Adler joined the
   Vice President                  Capital Growth                1997       Investment Adviser in
                                                                            1997. Prior to 1997, he
                                                                            was a portfolio manager
                                                                            at Liberty Investment
                                                                            Management, Inc. and its
                                                                            predecessor firm
                                                                            ("Liberty").
----------------------------------------------------------------------------------------------------------
  G. Lee Anderson                  Portfolio Manager--           Since      Mr. Anderson joined the
   Vice President                  Growth and Income             1996       Investment Adviser in
                                   Mid Cap Equity                1997       1992. Prior to 1992, he
                                   Balanced (Equity)             1996       was a research analyst
                                                                            in the Investment
                                                                            Research Department of
                                                                            Goldman, Sachs & Co.
----------------------------------------------------------------------------------------------------------
  Eileen A. Aptman                 Portfolio Manager--           Since      Ms. Aptman jointed the
   Vice President                  Mid Cap Equity                1996       Investment Adviser in
                                   Growth and Income             1996       1993. Prior to 1993, she
                                   Balanced (Equity)             1996       was an equity analyst at
                                                                            Delphi Management.
----------------------------------------------------------------------------------------------------------
  Robert Beckwitt                  Portfolio Manager             Since      Mr. Beckwitt joined the
   Vice President                  Emerging Markets Equity       1997       Investment Adviser in
                                                                            1996. Prior to 1996, he
                                                                            was Chief Investment
                                                                            Strategist--Portfolio
                                                                            Advisory at Fidelity
                                                                            Investments.
----------------------------------------------------------------------------------------------------------
  Jonathan A. Beinner              Portfolio Manager--           Since      Mr. Beinner joined the
   Vice President and Co-Head      Balanced (Fixed Income)       1994       Investment Adviser in
   U.S. Fixed Income                                                        1990.
   Department
----------------------------------------------------------------------------------------------------------
  Kent A. Clark                    Portfolio Manager--           Since      Mr. Clark joined the
   Vice President                  CORE U.S. Equity              1996       Investment Adviser in
                                   CORE Large-Cap Growth         1997       1992. Prior to 1992, he
                                   CORE Small Cap Equity         1997       was studying for a Ph.D.
                                   CORE International Equity     1997       in finance at the
                                                                            University of Chicago.
----------------------------------------------------------------------------------------------------------
  Robert G. Collins                Portfolio Manager--           Since      Mr. Collins joined the
   Vice President                  Capital Growth                1997       Investment Adviser in
                                                                            1997. Prior to 1997, he
                                                                            was a portfolio manager
                                                                            at Liberty.
----------------------------------------------------------------------------------------------------------
  Herbert E. Ehlers                Senior Portfolio Manager--    Since      Mr. Ehlers joined the
   Managing Director               Capital Growth                1997       Investment Adviser in
                                                                            1997. Prior to 1997, he
                                                                            was the Chief Investment
                                                                            Officer of Liberty.
----------------------------------------------------------------------------------------------------------
  Gregory H. Ekizian               Portfolio Manager--           Since      Mr. Ekizian joined the
   Vice President                  Capital Growth                1997       Investment Adviser in
                                                                            1997. Prior to 1997, he
                                                                            was a portfolio manager
                                                                            at Liberty.
----------------------------------------------------------------------------------------------------------
  Paul D. Farrell                  Senior Portfolio Manager--    Since      Mr. Farrell joined the
   Vice President                  Small Cap Equity              1992       Investment Adviser in
                                                                            1991.
----------------------------------------------------------------------------------------------------------
  Ronald E. Gutfleish              Senior Portfolio Manager--    Since      Mr. Gutfleish joined the
   Vice President                  Growth and Income                        Investment Adviser in
                                   Mid Cap Equity                1993       1993. Prior to 1993, he
                                   Balanced (Equity)             1995       was a principal of
                                                                 1994       Sanford C. Bernstein &
                                                                            Co. in its Investment
                                                                            Management Research
                                                                            Department.
----------------------------------------------------------------------------------------------------------
  Roderick D. Jack                 Portfolio Manager--           Since      Mr. Jack joined the
   Managing Director               International Equity          1992       Investment Adviser in
                                                                            1992. Prior to 1992, he
                                                                            worked in the advisory
                                                                            and financing group for
                                                                            S.G. Warburg in London.
----------------------------------------------------------------------------------------------------------
  Robert C. Jones                  Senior Portfolio Manager--    Since      Mr. Jones joined the
   Managing Director               CORE U.S. Equity              1991       Investment Adviser in
                                   CORE Large Cap Growth         1997       1989. From 1987 to 1989,
                                   CORE Small Cap Equity         1997       Mr. Jones was a senior
                                   CORE International Equity     1997       quantitative analyst in
                                                                            the Research Department.

                                                        YEARS
                                                        PRIMARILY
      NAME AND TITLE        FUND RESPONSIBILITY         RESPONSIBLE     FIVE YEAR EMPLOYMENT HISTORY
      --------------        -------------------         -----------     ----------------------------
  Marcel Jongen              Portfolio Manager--           Since      Mr. Jongen joined the
   Executive Director        International Equity          1992       Investment Adviser in
                                                                      1992. Prior to 1992, he
                                                                      was head of equities at
                                                                      Philips Pension Fund in
                                                                      Eindhoven.
----------------------------------------------------------------------------------------------------
  Richard C. Lucy            Portfolio Manager--           Since      Mr. Lucy joined the
   Vice President            Balanced (Fixed Income)       1994       Investment Adviser in
   Co-Head U.S.                                                       1992. Prior to 1992, he
   Fixed Income                                                       managed fixed income
   Department                                                         assets at Brown Brothers
                                                                      Harriman & Co.
----------------------------------------------------------------------------------------------------
  Alice Lui                  Portfolio Manager--           Since      Ms. Lui joined the
   Vice President            Asia Growth                   1994       Investment Adviser in
                                                                      1990.
----------------------------------------------------------------------------------------------------
  Shogo Maeda                Portfolio Manager--           Since      Mr. Maeda joined the
   Vice President            International Equity          1994       Investment Adviser in
                                                                      1994. Prior to 1994, he
                                                                      worked at Nomura
                                                                      Investment Management
                                                                      Incorporated and for a
                                                                      period at Manufacturers
                                                                      Hanover Bank in New
                                                                      York.
----------------------------------------------------------------------------------------------------
  Matthew B. McLennan        Assistant Portfolio           Since      Mr. McLennan joined the
   Associate                 Manager--                     1996       Investment Adviser in
                             Small Cap Equity                         1995. Prior to 1995, he
                                                                      worked in the Investment
                                                                      Banking Division of
                                                                      Goldman, Sachs & Co. in
                                                                      Australia. Prior to
                                                                      that, Mr. McLennan
                                                                      worked at Queensland
                                                                      Investment Corporation
                                                                      in Australia.
----------------------------------------------------------------------------------------------------
  Warwick M. Negus           Senior Portfolio Manager--    Since      Mr. Negus joined the
   Managing Director         Asia Growth                   1994       Investment Adviser in
                             Portfolio Manager--                      1994. Prior to 1994, he
                             International Equity          1994       was a vice president of
                             Emerging Markets Equity       1997       Bankers Trust Australia
                                                                      Ltd.
----------------------------------------------------------------------------------------------------
  Victor H. Pinter           Portfolio Manager--           Since      Mr. Pinter joined the
   Vice President            CORE U.S. Equity              1996       Investment Adviser in
                             CORE Large Cap Growth         1997       1990.
                             CORE Small Cap Equity         1997
                             CORE International Equity     1997
----------------------------------------------------------------------------------------------------
  Ramakrishna Shanker        Portfolio Manager--           Since      Mr. Shanker joined the
   Vice President            Asia Growth                   1997       Investment Adviser in
                                                                      1997. Prior to 1997, he
                                                                      worked for the
                                                                      Investment Banking
                                                                      Division of Goldman,
                                                                      Sachs & Co. in
                                                                      Singapore.
----------------------------------------------------------------------------------------------------
  David G. Shell             Portfolio Manager--           Since      Mr. Shell joined the
   Vice President            Capital Growth                1997       Investment Adviser in
                                                                      1997. Prior to 1997, he
                                                                      was a portfolio manager
                                                                      at Liberty.
----------------------------------------------------------------------------------------------------
  Ernest C. Segundo, Jr.     Portfolio Manager--           Since      Mr. Segundo joined the
   Vice President            Capital Growth                1997       Investment Adviser in
                                                                      1997. Prior to 1997, he
                                                                      was a portfolio manager
                                                                      at Liberty.
----------------------------------------------------------------------------------------------------
  Karma Wilson               Portfolio Manager--           Since      Ms. Wilson joined the
   Vice President            Asia Growth                   1995       Investment Adviser in
                                                                      1994. Prior to 1994, she
                                                                      was an investment
                                                                      analyst with Bankers
                                                                      Trust Australia Ltd.
                                                                      Before 1992 she was
                                                                      employed by Arthur
                                                                      Andersen LLP.


  It is the responsibility of the Investment Adviser to make investment decisions for a Fund and to place the purchase and sale orders for the Fund's portfolio transactions in U.S. and foreign securities and currency markets. Such orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, Goldman Sachs or its affiliates. In effecting purchases and sales of portfolio securities for the Funds, the Investment Advisers will seek the best price and execution of a Fund's orders. In doing so, where two or more brokers or dealers offer comparable prices and execution for a particular trade, consideration may be given to whether the broker or dealer provides investment research or brokerage services or sells shares of any Goldman Sachs Fund. See the Additional Statement for a further description of the Investment Advisers' brokerage allocation practices.

  As compensation for its services rendered and assumption of certain expenses pursuant to separate Management Agreements, GSAM, GSFM and GSAMI are entitled to the following fees, computed daily and payable monthly at the annual rates listed below:

                                                                FOR THE FISCAL
                                                   CONTRACTUAL    YEAR ENDED
                                                      RATE*    JANUARY 31, 1997*
                                                   ----------- -----------------
     GSAM
     Balanced.....................................    0.65%          0.65%
     Growth and Income............................    0.70%          0.70%
     CORE Large Cap Growth........................    0.75%            n/a
     CORE Small Cap Equity........................    1.00%            n/a
     CORE International Equity ...................    1.00%            n/a
     Mid Cap Equity...............................    0.75%          0.75%
     Small Cap Equity.............................    1.00%          1.00%
     GSFM
     CORE U.S. Equity.............................    0.75%          0.59%
     Capital Growth...............................    1.00%          1.00%
     GSAMI
     International Equity.........................    1.00%          0.89%
     Emerging Markets Equity......................    1.20%            n/a
     Asia Growth..................................    1.00%          0.86%

---------------------

*With respect to the Balanced, Growth and Income, CORE U.S. Equity, Capital Growth, Mid Cap Equity, International Equity, Small Cap Equity and Asia Growth Funds, a Management Agreement combining both advisory and administrative services was adopted effective April 30, 1997. The contractual rate set forth in the table is the rate payable under the Management Agreements and is identical to the aggregate advisory and administration fees payable by each Fund under the previous separate investment advisory (including subadvisory in the case of International Equity Fund) and administration agreements. For the fiscal year ended January 31, 1997, the annual rate expressed is the combined advisory and administration fees paid (after voluntary fee limitations). The difference, if any, between the stated fees and the actual fees paid by the Funds reflects that the applicable Investment Adviser did not charge the full amount of the fees to which it would have been entitled. The Investment Advisers may discontinue or modify such voluntary limitations in the future at their discretion, although they have no current intention to do so.

  The Investment Advisers to the Balanced, Growth and Income, CORE U.S. Equity, CORE Large Cap Growth, [CORE Small Cap Equity, CORE International Equity], Mid Cap International Equity, Emerging Markets Equity and Asia Growth Funds have voluntarily agreed to reduce or limit certain "Other Expenses" of such Funds (excluding management fees, service fees, taxes, interest and brokerage fees and litigation, indemnification and other extraordinary expenses and, in the case of each Fund other than Balanced and CORE Large Cap Growth Funds, transfer agency fees) to the extent such expenses exceed 0.10%, 0.11%, 0.06%, 0.05%, [ %,] [ %,] 0.06%, 0.20%, 0.16% and 0.24% per annum of such Funds' average daily net assets, respectively. Such reductions or limits, if any, are calculated monthly on a cumulative basis and may be discontinued or modified by the applicable Investment Adviser in its discretion at any time.

  ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS. The involvement of the Investment Advisers, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to a Fund or limit a Fund's investment activities. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Funds and/or which engage in and compete for transactions in the same type of securities, currencies and instruments as the Funds. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Funds and in general it is not anticipated that the Investment Advisers will have access to proprietary information for the purpose of managing a Fund. The results of a Fund's investment activities, therefore, may differ from those of Goldman Sachs and its affiliates and it is possible that a Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. From time to time, a Fund's activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. See "Management--Activities of Goldman Sachs and its Affiliates and Other Accounts Managed by Goldman Sachs" in the Additional Statement for further information.

DISTRIBUTOR AND TRANSFER AGENT

  Goldman Sachs, 85 Broad Street, New York, New York, serves as the exclusive distributor (the "Distributor") of each Fund's shares. Goldman Sachs, 4900 Sears Tower, Chicago, Illinois, also serves as each Fund's transfer agent (the "Transfer Agent") and as such performs various shareholder servicing functions. Shareholders with inquiries regarding a Fund should contact Goldman Sachs (as Transfer Agent) at the address or the telephone number set forth on the back cover page of this Prospectus. Goldman Sachs is not entitled to receive a transfer agency fee from the CORE U.S. Equity, International Equity and Asia Growth Funds with respect to Institutional or Service Shares. Goldman Sachs is entitled to receive a transfer agency fee from the Capital Growth, Growth and Income, Mid Cap Equity, Small Cap Equity and Emerging Markets Equity Funds equal to 0.04% of the average daily net assets of the Institutional and Service Shares of such Funds. Goldman Sachs is entitled to receive a fee from the Balanced, CORE International Equity, CORE Large Cap Growth and CORE Small Cap Equity Funds, with respect to Institutional and Service shares, equal to the fixed per account charge of $12,000 per year plus $7.50 per account, together with out-of-pocket and transaction related expenses (including those out-of-pocket expenses payable to servicing and/or sub-transfer agents) applicable to Class A and B shares plus 0.04% of the average daily net assets of the Institutional and Service classes of the CORE Large Cap Growth Fund.


                                NET ASSET VALUE

  The net asset value per share of each class of a Fund is calculated by the Fund's custodian as of the close of regular trading on the New York Stock Exchange (normally 3:00 p.m. Chicago time, 4:00 p.m. New York time), on each Business Day (as such term is defined under "Additional Information"). Net asset value per share of each class is calculated by determining the net assets attributable to each class and dividing by the number of outstanding shares of that class. Portfolio securities are valued based on market quotations or, if accurate quotations are not readily available, at fair value as determined in good faith under procedures established by the Trustees.

                            PERFORMANCE INFORMATION

  From time to time each Fund may publish average annual total return and the Balanced and Growth and Income Funds may publish their yield and distribution rates in advertisements and communications to shareholders or prospective investors. Average annual total return is determined by computing the average annual percentage change in value of $1,000 invested at the maximum public offering price for specified periods ending with the most recent calendar quarter, assuming reinvestment of all dividends and distributions at net asset value. The total return calculation assumes a complete redemption of the investment at the end of the relevant period. Each Fund may also from time to time advertise total return on a cumulative, average, year-by-year or other basis for various specified periods by means of quotations, charts, graphs or schedules. In addition, each Fund may furnish total return calculations based on investments at various sales charge levels or at net asset value. Any performance data which are based on the net asset value per share would be reduced if any applicable sales charge were taken into account. In addition to the above, each Fund may from time to time advertise its performance relative to certain averages, performance rankings, indices, other information prepared by recognized mutual fund statistical services and investments for which reliable performance data is available.

  The Balanced and Growth and Income Funds computes their yield by dividing net investment income earned during a recent thirty-day period by the product of the average daily number of shares outstanding and entitled to receive dividends during the period and the maximum offering price per share on the last day of the relevant period. The results are compounded on a bond equivalent (semi-annual) basis and then annualized. Net investment income per share is equal to the dividends and interest earned during the period, reduced by accrued expenses for the period. The calculation of net investment income for these purposes may differ from the net investment income determined for accounting purposes. The Balanced and Growth and Income Funds' quotations of distribution rate are calculated by annualizing the most recent distribution of net investment income for a monthly, quarterly or other relevant period and dividing this amount by the net asset value per share on the last day of the period for which the distribution rates are being calculated.

  Each Fund's total return, yield and distribution rate will be calculated separately for each class of shares in existence. Because each class of shares may be subject to different expenses, the total return, yield and distribution rate calculations with respect to each class of shares for the same period will differ. See "Shares of the Trust."

  The investment results of a Fund will fluctuate over time and any presentation of investment results for any prior period should not be considered a representation of what an investment may earn or what the Fund's performance may be in any future period. In addition to information provided in shareholder reports, the Funds may, in their discretion, from time to time make a list of their holdings available to investors upon request.


                              SHARES OF THE TRUST

  Each Fund is a series of Goldman Sachs Trust, which was formed under the laws of the State of Delaware on January 28, 1997. The Funds were formerly series of Goldman Sachs Equity Portfolios, Inc., a Maryland corporation, and were reorganized into the Trust as of April 30, 1997. The Trustees have authority under the Trust's Declaration of Trust to create and classify shares of beneficial interests in separate series, without further action by shareholders. Additional series may be added in the future. The Trustees also have authority to classify and reclassify any series or portfolio of shares into one or more classes.

  When issued, shares are fully paid and non-assessable. In the event of liquidation, shareholders are entitled to share pro rata in the net assets of the applicable Fund available for distribution to such shareholders. All shares, are freely transferable and have no preemptive, subscription or conversion rights. Shareholders are entitled to one vote per share, provided that, at the option of the Trustees, shareholders will be entitled to a number of votes based upon the net asset values represented by their shares.

  As of      , 1997, State Street Bank and Trust Company as Trustee for
Goldman Sachs Profit Sharing Master Trust, Attention: Louis Pereira, P.O. Box 1992, Boston, MA 02105-1992 was recordholder of 97.88% of Mid Cap Equity Fund's outstanding shares.

  The Trust does not intend to hold annual meetings of shareholders. However, pursuant to the Trust's By-Laws, the recordholders of at least 10% of the shares outstanding and entitled to vote at a special meeting may require the Trust to hold such special meeting of shareholders for any purpose and recordholders may, under certain circumstances, as permitted by the Act, communicate with other shareholders in connection with requiring a special meeting of shareholders. The Trustees will call a special meeting of shareholders for the purpose of electing Trustees if, at any time, less than a majority of Trustees holding office at the time were elected by shareholders.

  In the interest of economy and convenience, the Trust does not issue certificates representing the Funds' shares. Instead, the Transfer Agent maintains a record of each shareholder's ownership. Each shareholder receives confirmation of purchase and redemption orders from the Transfer Agent. Fund shares and any dividends and distributions paid by the Fund are reflected in account statements from the Transfer Agent.


                                   TAXATION

FEDERAL TAXES

  Each Fund is treated as a separate entity for tax purposes. The CORE Large Cap Growth, CORE Small Cap Equity, CORE International Equity and Emerging Markets Equity Funds intend to elect and each other Fund has elected to be treated as a regulated investment company and each Fund intends to qualify for such treatment for each taxable year under Subchapter M of the Code. To qualify as such, a Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders. As a regulated investment company, a Fund will not be subject to federal income or excise tax on any net investment income and net realized capital gains that are distributed to its shareholders in accordance with certain timing requirements of the Code.

  Dividends paid by a Fund from net investment income, certain net realized foreign exchange gains, the excess of net short-term capital gain over net long-term capital loss and original issue discount or market discount income will be taxable to its shareholders as ordinary income. Dividends paid by a Fund from the excess of net long-term capital gain over net short-term capital loss will be taxable as long-term capital gains regardless of how long the shareholders have held their shares. These tax consequences will apply regardless of whether distributions are received in cash or reinvested in shares. A Fund's dividends that are paid to its corporate shareholders and are attributable to qualifying dividends such Fund receives from U.S. domestic corporations may be eligible, in the hands of such corporate shareholders, for the corporate dividends-received deduction, subject to certain holding period requirements and debt financing limitations under the Code. Dividends paid by CORE International Equity, International Equity, Emerging Markets Equity and Asia Growth Funds are not generally expected to qualify, in the hands of corporate shareholders, for the corporate dividends-received deduction, but a portion of each other Fund's dividends may generally so qualify. Certain distributions paid by a Fund in January of a given year may be taxable to shareholders as if received the prior December 31. Shareholders will be informed annually about the amount and character of distributions received from the Funds for federal income tax purposes.

  Investors should consider the tax implications of buying shares immediately prior to a distribution. Investors who purchase shares shortly before the record date for a distribution will pay a per share price that includes the value of the anticipated distribution and will be taxed on the distribution even though the distribution represents a return of a portion of the purchase price.

  Redemptions and exchanges of shares are taxable events.

  Individuals and certain other classes of shareholders may be subject to 31% backup withholding of federal income tax on distributions, redemptions and exchanges if they fail to furnish their correct taxpayer identification number and certain certifications required by the Internal Revenue Service or if they are otherwise subject to backup withholding. Individuals, corporations and other shareholders that are not U.S. persons under the Code are subject to different tax rules and may be subject to nonresident alien withholding at the rate of 30% (or a lower rate provided by an applicable tax treaty) on amounts treated as ordinary dividends from the Funds.

  Each Fund may be subject to foreign withholding or other foreign taxes on income or gain from certain foreign securities. The Funds do not anticipate that they will elect to pass such foreign taxes through to their shareholders, who therefore will generally not take such taxes into account on their own tax returns. The Funds will generally deduct such taxes in determining the amounts available for distribution to shareholders.

OTHER TAXES

  In addition to federal taxes, a shareholder may be subject to state, local or foreign taxes on payments received from the Funds. A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent (if any) a Fund's distributions are derived from interest on (or, in the case of intangible property taxes, the value of its assets is attributable to) certain U.S. Government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. For a further discussion of certain tax consequences of investing in shares of the Funds, see "Taxation" in the Additional Statement. Shareholders are urged to consult their own tax advisers regarding specific questions as to federal, state and local taxes as well as to any foreign taxes.


                            ADDITIONAL INFORMATION

  The term "a vote of the majority of the outstanding shares" of a Fund means the vote of the lesser of (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund.

  As used in this Prospectus, the term "Business Day" means any day the New York Stock Exchange is open for trading, which is Monday through Friday except for holidays. The New York Stock Exchange is closed on the following holidays:
New Year's Day, Presidents' Day (observed), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

                            REPORTS TO SHAREHOLDERS


  Recordholders of Institutional Shares of the Funds will receive an annual report containing audited financial statements and a semi-annual report. Each recordholder of Institutional Shares will also be provided with a printed confirmation for each transaction in its account and a quarterly account statement. A year-to-date statement for any account will be provided upon request made to Goldman Sachs. The Funds do not generally provide subaccounting services.


                                   DIVIDENDS


  Each dividend from net investment income and capital gain distributions, if any, declared by a Fund on its outstanding Institutional Shares will, at the election of each shareholder, be paid (i) in cash or (ii) in additional Institutional Shares of such Fund. This election should initially be made on a shareholder's Account Information Form and may be changed upon written notice to Goldman Sachs at any time prior to the record date for a particular dividend or distribution. If no election is made, all dividends from net investment income and capital gain distributions will be reinvested in Institutional Shares of the applicable Fund.

  The election to reinvest dividends and distributions paid by a Fund in additional Institutional Shares of the Fund will not affect the tax treatment of such dividends and distributions, which will be treated as received by the shareholder and then used to purchase Institutional Shares of a Fund.

  Each Fund intends that all or substantially all its net investment income and net realized long-term and short-term capital gains, after reduction by available capital losses, including any capital losses carried forward from prior years, will be declared as dividends for each taxable year. The Balanced and Growth and Income Fund will pay dividends from net investment income quarterly. Each other Fund will pay dividends from net investment income at least annually. All of the Funds will pay dividends from net realized long-term and short-term capital gains, reduced by available capital losses, at least annually. From time to time, a portion of a Fund's dividends may constitute a return of capital.

  At the time of an investor's purchase of shares of a Fund a portion of the net asset value per share may be represented by undistributed income of the Fund or realized or unrealized appreciation of the Fund's portfolio securities. Therefore, subsequent distributions on such shares from such income or realized appreciation may be taxable to the investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the cost of such shares and the distributions (or portions thereof) represent a return of a portion of the purchase price.


                        PURCHASE OF INSTITUTIONAL SHARES


  Institutional Shares may be purchased on any Business Day through Goldman Sachs at the net asset value per share next determined after receipt of an order. No sales load will be charged. If, by the close of regular trading on the New York Stock Exchange (normally 3:00 p.m. Chicago time, 4:00 p.m. New York time), an order is received by Goldman Sachs, the price per share will be the net asset value per share computed on the day the purchase order is received. See "Net Asset Value." Purchases of Institutional Shares of the Funds must be settled within three (3) Business Days of the receipt of a complete purchase order. Payment of the proceeds of redemption of shares purchased by check may be delayed for a period of time as described under "Redemption of Institutional Shares."

  Prior to making an initial investment in a Fund, an investor must open an account with a Fund by furnishing necessary information to the Fund or Goldman Sachs. An Account Information Form, a copy of which is attached to this Prospectus, should be used to open such an account. Subsequent purchases may be made in the manner set forth below.

PURCHASE PROCEDURES

  Purchases of Institutional Shares may be made by placing an order with Goldman Sachs at 800-621-2550 and either wiring federal funds to State Street Bank and Trust Company ("State Street") or initiating an ACH transfer. Purchases may also be made by check (except that the Trust will not accept a check drawn on a foreign bank or a third party check) or Federal Reserve draft made payable to "Goldman Sachs Equity Funds--Name of Fund and Class of shares" and should be directed to "Goldman Sachs Equity Funds--Name of Fund and Class of shares," c/o National Financial Data Services, Inc. ("NFDS"), P.O. Box 419711, Kansas City, MO 64141-6711.

  The minimum initial investment is $1,000,000 in Institutional Shares of a Fund alone or in combination with other assets under the management of GSAM and its affiliates. Institutional Shares of the Fund are offered to (a) banks, trust companies or other types of depository institutions investing for their own account or on behalf of their clients; (b) pension and profit sharing plans, pension funds and other company-sponsored benefit plans; (c) qualified non-profit organizations, charitable trusts, foundations and endowments; (d) any state, county, city or any instrumentality, department, authority or agency thereof; (e) corporations and other for-profit business organizations with assets of at least $100 million or publicly traded securities outstanding; (f) "wrap" accounts for the benefit of clients of broker-dealers, financial institutions or financial planners, provided that they have entered into an agreement with GSAM specifying aggregate minimums and certain operating policies and standards; (g) registered investment advisers investing for accounts for which they receive asset-based fees; and (h) accounts over which GSAM or its advisory affiliates have investment discretion. The minimum investment requirement may be waived at the discretion of the Trust's officers. No minimum amount is required for subsequent investments.

OTHER PURCHASE INFORMATION

  The Funds reserve the right to redeem the Institutional Shares of any Institutional Shareholder whose account balance is less than $50 as a result of earlier redemptions. Such redemptions will not be implemented if the value of an Institutional Shareholder's account falls below the minimum account balance solely as a result of market conditions. The Trust will give sixty (60) days' prior written notice to Institutional Shareholders whose Institutional Shares are being redeemed to allow them to purchase sufficient additional Institutional Shares of a Fund to avoid such redemption.

  Banks, trust companies or other institutions through which investors acquire Institutional Shares may impose charges in connection with transactions in Institutional Shares. Such institutions should be consulted for information regarding such charges.

  The Funds and Goldman Sachs each reserves the right to reject any specific purchase order (including exchanges) or to restrict purchases or exchanges by a particular purchaser (or group of related purchasers). This may occur, for example, when a purchaser or group of purchasers' pattern of frequent purchases, sales or exchanges of Institutional Shares of a Fund is evident, or if purchases, sales or exchanges are, or a subsequent abrupt redemption might be, of a size that would disrupt management of a Fund.

  In the sole discretion of Goldman Sachs, a Fund may accept securities instead of cash for the purchase of shares of the Fund. Such purchases will be permitted only if the Investment Adviser determines that any securities acquired in this manner are consistent with the Fund's investment objectives, restrictions and policies and are desirable investments for the Fund.


                               EXCHANGE PRIVILEGE


  Institutional Shares of the Fund may be exchanged for (i) Institutional Shares of any other mutual fund sponsored by Goldman Sachs and designated as an eligible fund for this purpose and (ii) the corresponding class of any Goldman Sachs Money Market Fund at the net asset value next determined either by writing to Goldman Sachs, Attention: Goldman Sachs Equity Funds--Name of Fund and Class of Shares, c/o GSAM Shareholder Services, 4900 Sears Tower, Chicago, Illinois 60606 or, if previously elected in the Fund's Account Information Form, by telephone at 800-621-2550 (7:00 a.m. to 5:30 p.m. Chicago time). A shareholder should obtain and read the prospectus relating to any other fund and its shares and consider its investment objective, policies and applicable fees before making an exchange. Under the telephone exchange privilege, Institutional Shares may be exchanged among accounts with different names, addresses and social security or other taxpayer identification numbers only if the exchange request is in writing and is received in accordance with the procedures set forth under "Redemptions of Institutional Shares."

  In an effort to prevent unauthorized or fraudulent exchanges by telephone, Goldman Sachs employs reasonable procedures as set forth under "Redemption of Institutional Shares" to confirm that such instructions are genuine. In times of drastic economic or market changes the telephone exchange privilege may be difficult to implement. For federal income tax purposes, an exchange is treated as a sale of the Institutional Shares surrendered in the exchange on which an investor may realize a gain or loss, followed by a purchase of Institutional Shares, or the corresponding class of any Goldman Sachs Money Market Fund received in the exchange. Shareholders should consult their own tax adviser concerning the tax consequences of an exchange.

  Each exchange which represents an initial investment in a Fund must satisfy the minimum investment requirements of the fund into which the Institutional Shares are being exchanged, except that this requirement may be waived at the discretion of the officers of the Fund. Exchanges are available only in states where exchanges may legally be made. The exchange privilege may be modified or withdrawn at any time on sixty (60) days' written notice to Institutional Shareholders and is subject to certain limitations. See "Purchase of Institutional Shares."

                       REDEMPTION OF INSTITUTIONAL SHARES


  The Funds will redeem their Institutional Shares upon request of an Institutional Shareholder on any Business Day at the net asset value next determined after the receipt by the Transfer Agent of such request in proper form. See "Net Asset Value." If Institutional Shares to be redeemed were recently purchased by check, a Fund may delay transmittal of redemption proceeds until such time as it has assured itself that good funds have been collected for the purchase of such Institutional Shares. This may take up to fifteen (15) days. Redemption requests may be made by writing to or calling the Transfer Agent at the address or telephone number set forth on the back cover of this Prospectus. An Institutional Shareholder may request redemptions by telephone if the optional telephone redemption privilege is elected on the Account Information Form accompanying this Prospectus. It may be difficult to implement redemptions by telephone in times of drastic economic or market changes.

  In an effort to prevent unauthorized or fraudulent redemption or exchange requests by telephone, Goldman Sachs employs reasonable procedures specified by the Trust to confirm that such instructions are genuine. Among other things, any redemption request that requires money to go to an account or address other than that designated on the Account Information Form must be in writing and signed by an authorized person designated on the Account Information Form. Any such written request is also confirmed by telephone with both the requesting party and the designated bank account to verify instructions. Exchanges among accounts with different names, addresses and social security or other taxpayer identification numbers must be in writing and signed by an authorized person designated on the Account Information Form. Other procedures may be implemented from time to time. If reasonable procedures are not implemented, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. In all other cases, neither the Funds, the Trust nor Goldman Sachs will be responsible for the authenticity of redemption or exchange instructions received by telephone.

  Written requests for redemptions must be signed by each Institutional Shareholder whose signature has been guaranteed by a bank, a securities broker or dealer, a credit union having authority to issue signature guarantees, a savings and loan association, a building and loan association, a cooperative bank, a federal savings bank or association, a national securities exchange, a registered securities association or a clearing agency, provided that such institution satisfies the standards established by the Transfer Agent.

  The Funds will arrange for the proceeds of redemptions effected by any means to be wired as federal funds to the bank account designated in the Institutional Shareholder's Account Information Form or, if the shareholder elects in writing, by check. Redemption proceeds paid by wire transfer will normally be wired on the next Business Day in federal funds (for a total one-day delay), but may be paid up to three (3) Business Days after receipt of a properly executed redemption request. Wiring of redemption proceeds may be delayed one additional Business Day if the Federal Reserve Bank is closed on the day redemption proceeds would originally be wired. Redemption proceeds paid by check will normally be mailed to the address of record within three (3) Business Days of receipt of a properly executed redemption request. In order to change the bank designated on the Account Information Form to receive redemption proceeds, a written request must be received by the Transfer Agent. This request must be signature guaranteed as set forth above. Further documentation may be required for executors, trustees or corporations. Once wire transfer instructions have been given by Goldman Sachs, neither the Funds, the Trust nor Goldman Sachs assumes any further responsibility for the performance of intermediaries or the Institutional Shareholder's bank in the transfer process. If a problem with such performance arises, the Institutional Shareholder should deal directly with such intermediaries or bank.

  Additional documentation regarding a redemption by any means may be required to effect a redemption when deemed appropriate by Goldman Sachs. The request for such redemption will not be considered to have been received in proper form until such additional documentation has been received.

                              --------------------

                                  APPENDIX



   GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON ACCOUNT
                               INFORMATION FORM

  You are required by law to provide the Fund with your correct Taxpayer Identification Number (TIN), regardless of whether you file tax returns. Failure to do so may subject you to penalties. Failure to provide your correct TIN and to sign your name in the Certification section of the Account Information Form could result in withholding of 31% by the Fund for the federal backup withholding tax on distributions, redemptions, exchanges and other payments relating to your account.

  Any tax withheld may be credited against taxes owed on your federal income tax return.

  If you do not have a TIN, you should apply for one immediately by contacting your local office of the Social Security Administration or the Internal Revenue Service (IRS). Backup withholding could also apply to payments relating to your account prior to the Fund's receipt of your TIN.

  Special rules apply for certain entities. For example, for an account established under a Uniform Gifts or Transfers to Minors Act, the TIN of the minor should be furnished.

  If you have been notified by the IRS that you are subject to backup withholding because you failed to report all your interest and/or dividend income on your tax return and you have not been notified by the IRS that such withholding should cease, you must cross out item (2) in the Certification section of the Account Information Form.

  If you are an exempt recipient, you should furnish your TIN and certify your exemption by signing the Certification section and writing "exempt" after your signature. Exempt recipients include: corporations, tax-exempt pension plans and IRA's, governmental agencies, financial institutions, registered securities and commodities dealers and others.

  If you are a nonresident alien or foreign entity, you must provide a completed Form W-8 to the Fund in order to avoid backup withholding on certain payments. Other payments to you may be subject to nonresident alien withholding of up to 30%.

  For further information regarding backup and nonresident alien withholding, see Sections 3406, 1441 and 1442 of the Internal Revenue Code and consult your tax adviser.

--------------------------------------------------------------------------------

GOLDMAN SACHS ASSET
MANAGEMENT
ONE NEW YORK PLAZA
NEW YORK, NEW YORK 10004

GOLDMAN SACHS FUNDS
MANAGEMENT, L.P.
ONE NEW YORK PLAZA
NEW YORK, NEW YORK 10004

GOLDMAN SACHS ASSET
MANAGEMENT INTERNATIONAL
133 PETERBOROUGH COURT
LONDON, ENGLAND EC4A 2BB

GOLDMAN, SACHS & CO.
DISTRIBUTOR
85 BROAD STREET
NEW YORK, NEW YORK 10004

GOLDMAN, SACHS & CO.
TRANSFER AGENT
4900 SEARS TOWER
CHICAGO, ILLINOIS 60606

STATE STREET BANK AND TRUST COMPANY
CUSTODIAN
1776 HERITAGE DRIVE
NORTH QUINCY, MASSACHUSETTS 02110

TOLL FREE (IN U.S.) . . . . . . . . 800-621-2550

EQPROINST
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                                 GOLDMAN SACHS

                                  EQUITY FUNDS

--------------------------------------------------------------------------------

PROSPECTUS

INSTITUTIONAL SHARES



[LOGO] GOLDMAN
       SACHS

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

-----------------------------------------------------------------------------

                     SUBJECT TO COMPLETION DATED
++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++
+                                                                              +
+INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A         +
+REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE + +SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY +
+OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT        +
+BECOMES EFFECTIVE. THIS PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR + +THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE + +SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE + +UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF +
+ANY STATE.                                                                    +
++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++

PROSPECTUS

    , 1997                 GOLDMAN SACHS EQUITY FUNDS
                                 SERVICE SHARES

GOLDMAN SACHS BALANCED FUND        GOLDMAN SACHS CAPITAL GROWTH FUND

                                     Seeks long-term growth of capital through
                                     diversified investments in equity securi-
 Seeks long-term capital             ties of companies that are considered to
 growth and current income           have long-term capital appreciation po-
 through investments in equity       tential.
 and fixed income securities.

                                   GOLDMAN SACHS MID CAP EQUITY FUND
GOLDMAN SACHS GROWTH AND IN-         Seeks long-term capital appreciation pri-
COME FUND                            marily through investments in equity se-
 Seeks long-term growth of           curities of companies with public stock
 capital and growth of income        market capitalizations of between $500
 through investments in equity       million and $7 billion at the time of in-
 securities that are consid-         vestment.
 ered to have favorable pros-
 pects for capital apprecia-
 tion and/or dividend paying
 ability.

                                   GOLDMAN SACHS INTERNATIONAL EQUITY FUND
                                     Seeks long-term capital appreciation
                                     through investments in equity securities of companies that are organized outside the U.S. or whose securities are princi-pally traded outside the U.S.

GOLDMAN SACHS CORE U.S. EQUITY
FUND

 Seeks long-term growth of
 capital and dividend income
 through a broadly diversified
 portfolio of large cap and
 blue chip equity securities
 representing all major sec-
 tors of the U.S. economy.

                                   GOLDMAN SACHS SMALL CAP EQUITY FUND

                                     Seeks long-term capital growth through
                                     investments in equity securities of com-panies with public stock market capital-izations of $1 billion or less at the time of investment.


                                   GOLDMAN SACHS EMERGING MARKETS
GOLDMAN SACHS CORE LARGE CAP       EQUITY FUND
GROWTH FUND                          Seeks long-term capital appreciation
 Seeks long-term growth of           through investments in equity securities
 capital through a broadly di-       of emerging country issuers.
 versified portfolio of equity
 securities of large cap U.S.
 issuers that are expected to
 have better prospects for
 earnings growth than the
 growth rate of the general
 domestic economy. Dividend
 income is a secondary consid-
 eration.

                                   GOLDMAN SACHS ASIA GROWTH FUND
                                     Seeks long-term capital appreciation
                                     through investments in equity securities of companies related (in the manner de-scribed herein) to Asian countries.

GOLDMAN SACHS CORE SMALL CAP
EQUITY FUND

 Seeks long-term growth of
 capital through a broadly di-
 versified portfolio of equity
 securities of U.S. companies
 with public stock market cap-
 italizations of $3 billion or
 less at the time of invest-
 ment.

GOLDMAN SACHS CORE
INTERNATIONAL EQUITY FUND

 Seeks long term growth of
 capital through a broadly di-
 versified portfolio of equity
 securities of companies that
 are organized outside the
 U.S. or whose securities are
 principally traded outside
 the U.S.

                                 -------------

SERVICE SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER INSURED DEPOSITORY INSTITUTION AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN A FUND INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS
A CRIMINAL OFFENSE.
                                                        (continued on next page)

(cover continued)

  A FUND'S INVESTMENTS IN SECURITIES OF FOREIGN ISSUERS AND FOREIGN CURRENCIES ENTAIL CERTAIN RISKS NOT CUSTOMARILY ASSOCIATED WITH INVESTING IN SECURITIES OF U.S. ISSUERS QUOTED IN U.S. DOLLARS. IN PARTICULAR, THE SECURITIES MARKETS OF ASIAN, LATIN AMERICAN, EASTERN EUROPEAN, AFRICAN AND OTHER EMERGING COUNTRIES IN WHICH THE INTERNATIONAL EQUITY, EMERGING MARKETS EQUITY AND ASIA GROWTH FUNDS MAY INVEST WITHOUT LIMIT ARE LESS LIQUID, SUBJECT TO GREATER PRICE VOLATILITY, HAVE SMALLER MARKET CAPITALIZATIONS, HAVE LESS GOVERNMENT REGULATION AND ARE NOT SUBJECT TO AS EXTENSIVE AND FREQUENT ACCOUNTING, FINANCIAL AND OTHER REPORTING REQUIREMENTS AS THE SECURITIES MARKETS OF MORE DEVELOPED COUNTRIES. FURTHER, INVESTMENT IN EQUITY SECURITIES OF ISSUERS LOCATED IN RUSSIA AND CERTAIN OTHER EMERGING COUNTRIES INVOLVES RISK OF LOSS RESULTING FROM PROBLEMS IN SHARE REGISTRATION AND CUSTODY, WHICH RISKS ARE NOT NORMALLY ASSOCIATED WITH INVESTMENT IN MORE DEVELOPED COUNTRIES. THE FUNDS THAT INVEST IN FOREIGN SECURITIES AND EMERGING MARKETS ARE INTENDED FOR INVESTORS WHO CAN ACCEPT THE RISKS ASSOCIATED WITH THEIR INVESTMENTS AND MAY NOT BE SUITABLE FOR ALL INVESTORS. SEE "DESCRIPTION OF SECURITIES" AND "RISK FACTORS."

  Goldman Sachs Asset Management ("GSAM"), New York, New York, a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as investment adviser to the Balanced, CORE Large Cap Growth, CORE Small Cap Equity, CORE International Equity, Growth and Income, Mid Cap Equity and Small Cap Equity Funds. Goldman Sachs Funds Management, L.P. ("GSFM"), New York, New York, an affiliate of Goldman Sachs, serves as investment adviser to the CORE U.S. Equity (formerly the "Select Equity Fund") and Capital Growth Funds. Goldman Sachs Asset Management International ("GSAMI"), London, England, an affiliate of Goldman Sachs, serves as investment adviser to the International Equity, Emerging Markets Equity and Asia Growth Funds. GSAM, GSFM and GSAMI are each referred to in this Prospectus as the "Investment Adviser." Goldman Sachs serves as each Fund's distributor and transfer agent.

  This Prospectus provides information about Goldman Sachs Trust (the "Trust") and the Funds that a prospective investor should understand before investing. This Prospectus should be retained for future reference. A Statement of
Additional Information (the "Additional Statement"), dated       , 1997,
containing further information about the Trust and the Funds which may be of interest to investors, has been filed with the Securities and Exchange Commission ("SEC"), is incorporated herein by reference in its entirety, and may be obtained without charge from Service Organizations (as defined herein), or Goldman Sachs by calling the telephone number, or writing to one of the addresses, listed on the back cover of this Prospectus. The SEC maintains a Web site (http://www.sec.gov) that contains the Additional Statement and other information regarding the Trust.

                               TABLE OF CONTENTS

                                     PAGE
                                     ----
Fund Highlights....................    3
Fees and Expenses..................    7
Financial Highlights...............    9
Investment Objectives and Policies.   14
Description of Securities..........   19
Investment Techniques..............   24
Risk Factors.......................   27
Investment Restrictions............   29
Portfolio Turnover.................   29
Management.........................   30
Net Asset Value....................   33

                               PAGE
                               ----
Performance Information.......  34
Shares of the Trust...........  35
Taxation......................  35
Additional Information........  37
Additional Services...........  38
Reports to Shareholders.......  38
Dividends.....................  39
Purchase of Service Shares....  39
Exchange Privilege............  40
Redemption of Service Shares..  41
Appendix...................... A-1

                                FUND HIGHLIGHTS

   The following is intended to highlight certain information contained in this Prospectus and is qualified in its entirety by the more detailed information contained herein.

  WHAT IS THE GOLDMAN SACHS TRUST?

   The Goldman Sachs Trust is an open-end management investment company that offers its shares in several investment funds (mutual funds). Each Fund pools the monies of investors by selling its shares to the public and investing these monies in a portfolio of securities designed to achieve that Fund's stated investment objectives.

  WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS?

   Each Fund has distinct investment objectives and policies. There can be no assurance that a Fund's objectives will be achieved. For a complete description of each Fund's investment objectives and policies, see "Investment Objectives and Policies," "Description of Securities" and "Investment Techniques."

--------------------------------------------------------------------------------

                INVESTMENT
 FUND NAME      OBJECTIVES               INVESTMENT CRITERIA                BENCHMARK
             ----------------  ---------------------------------------
 --------------
                                                              ---------------------
 BALANCED    Long-term         Between 45% and 65% of total assets in   Lehman Aggregate
 FUND        capital growth    equity securities and at least 25% in    Bond Index and
             and current       fixed income senior securities.          the Standard &
             income.                                                    Poor's Index of
                                                                        500 Common
                                                                        Stocks (the "S&P
                                                                        500 Index")
----------------------------------------------------------------------------------------
 GROWTH AND  Long-term growth  At least 65% of total assets in equity   S&P 500 Index
 INCOME FUND of capital and    securities that the Investment Adviser
             growth of         considers to have favorable prospects
             income.           for capital appreciation and/or
                               dividend paying ability.
----------------------------------------------------------------------------------------
 CORE U.S.   Long-term growth  At least 90% of total assets in equity   S&P 500 Index
 EQUITY FUND of capital and    securities of U.S. issuers. The Fund
             dividend income.  seeks to achieve its objective through
                               a broadly diversified portfolio of
                               large cap and blue chip equity
                               securities representing all major
                               sectors of the U.S. economy. The Fund's
                               investments are selected using both a
                               variety of quantitative techniques and
                               fundamental research in seeking to
                               maximize the Fund's reward to risk
                               ratio. The Fund's portfolio is designed
                               to have risk, style, capitalization and
                               industry characteristics similar to the
                               S&P 500 Index.
----------------------------------------------------------------------------------------
 CORE LARGE  Long-term growth  At least 90% of total assets in equity   Russell 1000
 CAP GROWTH  of capital.       securities of U.S. issuers. The Fund     Growth Index
 FUND        Dividend income   seeks to achieve its objective through
             is a secondary    a broadly diversified portfolio of
             consideration.    equity securities of large cap U.S.
                               issuers that are expected to have
                               better prospects for earnings growth
                               than the growth rate of the general
                               domestic economy. The Fund's
                               investments are selected using both a
                               variety of quantitative techniques and
                               fundamental research in seeking to
                               maximize the Fund's reward to risk
                               ratio. The Fund's portfolio is designed
                               to have risk, style, capitalization and
                               industry characteristics similar to the
                               Russell 1000 Growth Index.


                                                                     (continued)

--------------------------------------------------------------------------------

                   INVESTMENT
 FUND NAME         OBJECTIVES               INVESTMENT CRITERIA                BENCHMARK
                ----------------  ---------------------------------------
 --------------
                                                              ----------------------
 CORE SMALL     Long-term growth  At least 90% of total assets in equity   [Russell 2500 or
 CAP EQUITY     of capital.       securities of U.S. issuers. The Fund     Russell 2000
 FUND                             seeks to achieve its investment          Index]
                                  objective through a broadly diversified
                                  portfolio of equity securities of U.S.
                                  companies with public stock market
                                  capitalizations of $3 billion or less
                                  at the time of investment. The Fund's
                                  investments are selected using both a
                                  variety of quantitative techniques and
                                  fundamental research in seeking to
                                  maximize the Fund's reward to risk
                                  ratio. The Fund's portfolio is designed
                                  to have risk, style, capitalization and
                                  industry characteristics similar to the
                                  [Russell 2500 or Russell 2000 Index.]
-------------------------------------------------------------------------------------------
 CORE           Long-term growth  At least 90% of total assets in equity   EAFE Index
 INTERNATIONAL  of capital.       securities of companies organized
 EQUITY FUND                      outside the United States or whose
                                  securities are principally traded
                                  outside the United States. The Fund
                                  seeks broad representation across major
                                  countries and sectors of the
                                  international economy. The Fund's
                                  investments are selected using both a
                                  variety of quantitative techniques and
                                  fundamental research in seeking to
                                  maximize the Fund's reward to risk
                                  ratio. The Fund's portfolio is designed
                                  to have risk, style, capitalization and
                                  industry characteristics similar to the
                                  Morgan Stanley Capital International
                                  (MSCI) Europe, Australia and Far East
                                  Index (the "EAFE Index"). The Fund may
                                  invest in securities of issuers located
                                  in countries with emerging economies or
                                  securities markets and employ certain
                                  currency management techniques.
-------------------------------------------------------------------------------------------
 CAPITAL        Long-term         At least 90% of total assets in a        S&P 500 Index
 GROWTH FUND    capital growth.   diversified portfolio of equity
                                  securities. The Investment Adviser
                                  considers long-term capital
                                  appreciation potential in selecting
                                  investments.
-------------------------------------------------------------------------------------------
 MID CAP        Long-term         At least 65% of total assets in          Russell Midcap
 EQUITY FUND    capital           equity securities of companies ("Mid-    Index
                appreciation.     Cap Companies") with public stock
                                  market capitalizations of under $5
                                  billion at the time of investment.
-------------------------------------------------------------------------------------------
 INTERNATIONAL  Long-term         Substantially all, and at least 65%, of  FT/Actuaries
 EQUITY FUND    capital           total assets in equity securities        Europe and
                appreciation.     of companies organized outside           Pacific Index
                                  the United States or whose securities    (unhedged)
                                  are principally traded outside the
                                  United States. The Fund may invest in
                                  securities of issuers located in
                                  countries with emerging economies or
                                  securities markets and employ certain
                                  currency management techniques.
-------------------------------------------------------------------------------------------
 SMALL CAP      Long-term         At least 65% of total assets in equity   Russell 2000
 EQUITY FUND    capital growth.   securities of companies with public
                                  stock market capitalizations of $1
                                  billion or less at the time of
                                  investment. The Fund currently
                                  emphasizes investments in companies
                                  with public stock market
                                  capitalizations of $500 million or less
                                  at the time of investment.
-------------------------------------------------------------------------------------------
 EMERGING       Long-term         Substantially all, and at least 65%, of  Morgan Stanley
 MARKETS        capital           its total assets in equity securities    Capital
 EQUITY FUND    appreciation.     of emerging country issuers. The Fund    International
                                  may employ certain currency management   Emerging Markets
                                  techniques.                              Free Index
-------------------------------------------------------------------------------------------
 ASIA GROWTH    Long-term         Substantially all, and at least 65%, of  Morgan Stanley
 FUND           capital           total assets in equity securities        Capital
                appreciation.     of companies in China, Hong              International
                                  Kong, India, Indonesia, Malaysia,        All Country Asia
                                  Pakistan, the Philippines, Singapore,    Free ex Japan
                                  South Korea, Sri Lanka, Taiwan and       Index
                                  Thailand. The Fund may employ certain
                                  currency management techniques.

 WHAT ARE THE RISK FACTORS AND SPECIAL CHARACTERISTICS THAT I SHOULD CONSIDER BEFORE INVESTING?

  Each Fund's share price will fluctuate with market, economic and, to the extent applicable, foreign exchange conditions, so that an investment in any of the Funds may be worth more or less when redeemed than when purchased. None of the Funds should be relied upon as a complete investment program. There can be no assurance that a Fund's investment objectives will be achieved. See "Risk Factors."

  Risk of Investments in Small Capitalization Companies. To the extent that a Fund invests in the securities of small market capitalization companies, the Fund may be exposed to a higher degree of risk and price volatility. Securities of such issuers may lack sufficient market liquidity to enable a Fund to effect sales at an advantageous time or without a substantial drop in price.

  Foreign Risks. Investments in securities of foreign issuers and currencies involve risks that are different from those associated with investments in domestic securities. The risks associated with foreign investments and currencies include changes in relative currency exchange rates, political and economic developments, the imposition of exchange controls, confiscation and other governmental restrictions. Generally, there is less availability of data on foreign companies and securities markets as well as less regulation of foreign stock exchanges, brokers and issuers. A Fund's investments in emerging markets and countries ("Emerging Countries") involves greater risks than investments in the developed countries of Western Europe, the U.S., Canada, Australia, New Zealand and Japan. In addition, because the International Equity, Emerging Markets Equity and Asia Growth Funds invest primarily outside the U.S., these Funds may involve greater risks, since the securities markets of foreign countries are generally less liquid and subject to greater price volatility. The securities markets of emerging countries, including those in Asia, Latin America, Eastern Europe and Africa are marked by a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors.

  Other. A Fund's use of certain investment techniques, including derivatives, forward contracts, options and futures, will subject the Fund to greater risk than funds that do not employ such techniques.

 WHO MANAGES THE FUNDS?

  Goldman Sachs Asset Management serves as Investment Adviser to the Balanced, Growth and Income, CORE Large Cap Growth, CORE Small Cap Equity, CORE International Equity, Mid Cap Equity and Small Cap Equity Funds. Goldman Sachs Funds Management, L.P. serves as Investment Adviser to the CORE U.S. Equity and Capital Growth Funds. Goldman Sachs Asset Management International serves as Investment Adviser to the International Equity, Emerging Markets Equity and Asia Growth Funds. As of June 30, 1997, the Investment Advisers, together with their affiliates, acted as investment
adviser, administrator or distributor for assets in excess of $   billion.

 WHO DISTRIBUTES THE FUNDS' SHARES?

  Goldman Sachs acts as distributor of each Fund's shares.

 WHAT IS THE MINIMUM INVESTMENT?

  The Funds do not have any minimum purchase or account requirements with respect to Service Shares. A Service Organization may, however, impose a minimum amount for initial and subsequent investments in Service Shares, and may establish other requirements such as a minimum account balance.

 HOW DO I PURCHASE SERVICE SHARES?

  Customers of Service Organizations may invest in Service Shares only through their Service Organizations. Service Shares of a Fund are purchased by Service Organizations through Goldman Sachs at the current net asset value without any sales load. See "Purchase of Service Shares."

  ADDITIONAL SERVICES. The Trust, on behalf of the Funds, has adopted a Service Plan with respect to the Service Shares which authorizes a Fund to compensate Service Organizations for providing account administration and shareholder liaison services to their customers who are the beneficial owners of such Shares. The Trust, on behalf of the Funds, will enter into agreements with each Service Organization which will provide for compensation to the Service Organization in an amount up to 0.50% (on an annualized basis) of the average daily net assets of the Service Shares of the Funds attributable to or held in the name of the Service Organization for its customers. See "Additional Services."

 HOW DO I SELL MY SERVICE SHARES?

  You may redeem Service Shares upon request on any Business Day, as defined under "Additional Information," at the net asset value next determined after receipt of such request in proper form. See "Redemption of Service Shares."

 HOW DO I RECEIVE DIVIDENDS AND DISTRIBUTIONS?


                                       INVESTMENT INCOME DIVIDENDS CAPITAL GAINS
FUND                                        DECLARED AND PAID      DISTRIBUTIONS
----                                        -----------------      -------------
Balanced..............................          Quarterly            Annually
Growth and Income.....................          Quarterly            Annually
CORE U.S. Equity......................           Annually            Annually
CORE Large Cap Growth.................           Annually            Annually
CORE Small Cap Equity.................           Annually            Annually
CORE International Equity.............           Annually            Annually
Capital Growth........................           Annually            Annually
Mid Cap Equity........................           Annually            Annually
International Equity..................           Annually            Annually
Small Cap Equity......................           Annually            Annually
Emerging Markets Equity...............           Annually            Annually
Asia Growth...........................           Annually            Annually

  Recordholders of Service Shares may receive dividends in additional Service Shares of the Fund in which you have invested or you may elect to receive cash. For further information concerning dividends, see
"Dividends."

                               FEES AND EXPENSES
                               (SERVICE SHARES)

                                           CORE    CORE
                            GROWTH  CORE   LARGE   SMALL      CORE               MID          SMALL  EMERGING
                             AND    U.S.    CAP     CAP   INTERNATIONAL CAPITAL  CAP   INT'L   CAP   MARKETS   ASIA
                   BALANCED INCOME EQUITY GROWTH  EQUITY     EQUITY     GROWTH  EQUITY EQUITY EQUITY  EQUITY  GROWTH
                     FUND    FUND   FUND  FUND/1/ FUND/1/    FUND/1/     FUND    FUND   FUND   FUND  FUND/1/   FUND
                   -------- ------ ------ ------- ------- ------------- ------- ------ ------ ------ -------- ------
SHAREHOLDER
TRANSACTION
EXPENSES:
 Maximum Sales
  Charge Imposed
  on Purchases....   None    None   None   None    None       None       None    None   None   None    None    None
 Maximum Sales
  Charge Imposed
  on Reinvested
  Dividends.......   None    None   None   None    None       None       None    None   None   None    None    None
 Redemption Fees..   None    None   None   None    None       None       None    None   None   None    None    None
 Exchange Fees....   None    None   None   None    None       None       None    None   None   None    None    None
ANNUAL FUND
 OPERATING
 EXPENSES: (as a
 percentage of
 average daily net
 assets)
 Management Fees
  (after
  applicable
  limitations)/2/.   0.65%   0.70%  0.59%  0.60%   1.00%      1.00%      1.00%   0.75%  0.89%  1.00%   1.10%   0.86%
 Service Fees/5/..   0.50%   0.50%  0.50%  0.50%   0.50%      0.50%      0.50%   0.50%  0.50%  0.50%   0.50%   0.50%
 Other Expenses
  (after
  applicable limi-
  tations)/3/.....   0.10%   0.12%  0.06%  0.05%   0.20%      0.20%      0.09%   0.10%  0.21%  0.15%   0.20%   0.24%
                     ----    ----   ----   ----    ----       ----       ----    ----   ----   ----    ----    ----
 TOTAL FUND
  OPERATING
  EXPENSES (AFTER
  FEE AND EXPENSE
  LIMITATIONS)/4/.   1.25%   1.32%  1.15%  1.15%   1.70%      1.70%      1.59%   1.35%  1.60%  1.65%   1.80%   1.60%
                     ====    ====   ====   ====    ====       ====       ====    ====   ====   ====    ====    ====

EXAMPLE:                                       1 YEAR 3 YEARS 5 YEARS 10 YEARS
--------                                       ------ ------- ------- --------
You would pay the following expenses on a hy-
 pothetical $1,000 investment, assuming (1) a
 5% annual return and (2) redemption at the
 end of each time period:
Balanced Fund.................................  $ 13   $ 40    $ 69     $151
Growth and Income Fund........................  $ 13   $ 42    $ 72     $159
CORE U.S. Equity Fund.........................  $ 12   $ 37    $ 63     $140
CORE Large Cap Growth Fund....................  $ 12   $ 37     n/a      n/a
CORE Small Cap Equity Fund....................  $ 17   $ 54     n/a      n/a
CORE International Equity Fund................  $ 17   $ 54     n/a      n/a
Capital Growth Fund...........................  $ 16   $ 50    $ 87     $189
Mid Cap Equity Fund...........................  $ 14   $ 43    $ 74     $162
International Equity Fund.....................  $ 16   $ 50    $ 87     $190
Small Cap Equity Fund.........................  $ 17   $ 52    $ 90     $195
Emerging Markets Equity Fund..................  $ 18   $ 57     n/a      n/a
Asia Growth Fund..............................  $ 16   $ 50    $ 87     $190

---------------------

/1/Based on estimated amounts for the current fiscal year for the CORE Large
  Cap Growth, CORE Small Cap Equity, Mid Cap Equity, CORE International Equity, Emerging Markets Equity and Asia Growth Funds.

/2/The Investment Advisers have voluntarily agreed that a portion of the management fee would not be imposed on the CORE U.S. Equity, CORE Large Cap Growth, [CORE Small Cap Equity,] CORE International Equity, International Equity, Emerging Markets Equity and Asia Growth Funds equal to 0.16%, 0.15%, [ %,] [ %,] 0.11%, 0.10% and 0.14%, respectively. Without such limitations, management fees would be 0.75%, 0.75%, [ %,] [ %], 1.00%, 1.20% and 1.00% of each Fund's average daily net assets, respectively.

/3/The Investment Advisers voluntarily have agreed to reduce or limit certain other expenses (excluding management fees, service fees, taxes, interest and brokerage fees and litigation, indemnification and other extraordinary expenses (and transfer agency fees in the case of each Fund other than CORE Large Cap Growth Fund)) for the following funds to the extent such expenses exceed the following percentage of average daily net assets:

                                                                         OTHER
                                                                        EXPENSES
                                                                        --------
      Balanced.........................................................  0.10%
      Growth and Income................................................  0.11%
      CORE U.S. Equity.................................................  0.06%
      CORE Large Cap Growth............................................  0.05%
      CORE Small Cap Equity............................................      %
      CORE International Equity........................................      %
      Mid Cap Equity...................................................  0.06%
      International Equity.............................................  0.20%
      Emerging Markets Equity..........................................  0.16%
      Asia Growth......................................................  0.24%

/4/Without the limitations described above, "Other Expenses" and "Total
  Operating Expenses" of the CORE U.S. Equity, Growth and Income and International Equity Funds for the fiscal year ended January 31, 1997, would have been as follows:

                                                                         TOTAL
                                                               OTHER   OPERATING
                                                              EXPENSES EXPENSES
                                                              -------- ---------
      Growth and Income......................................   0.12%    1.32%
      CORE U.S. Equity.......................................   0.10%    1.35%
      International Equity...................................   0.25%    1.75%

In addition, without the limitations described above, "Other Expenses" and "Total Operating Expenses" of the Service Shares of the CORE Large Cap Growth,
CORE Small Cap Equity, CORE International Equity, [Balanced,] [Capital Growth,]
[Small Cap Equity,] Mid Cap Equity, Emerging Markets Equity and Asia Growth
Funds for the current fiscal year are estimated to be as follows:

                                                                         TOTAL
                                                               OTHER   OPERATING
                                                              EXPENSES EXPENSES
                                                              -------- ---------
      Mid Cap Equity.........................................   0.16%    1.41%
      CORE Large Cap Equity..................................   0.65%    1.90%
      CORE Small Cap Equity..................................       %        %
      CORE International Equity..............................       %        %
      Balanced ..............................................   0.62%        %
      Emerging Markets Equity................................   0.82%    2.52%
      Asia Growth............................................   0.26%    1.76%

/5/Service Organizations may charge other fees to their customers who are beneficial owners of Service Shares in connection with their customer accounts. Due to the service fees, a long-term shareholder may pay more than the economic equivalent of the maximum front-end sales charges permitted by the NASD's rules regarding investment companies. See "Additional Services."

  The Investment Advisers have no current intention of modifying or discontinuing any of the limitations set forth above but may do so in the future at their discretion. The information set forth in the foregoing table and hypothetical example relates only to Service Shares of the Funds. Each Fund also offers Institutional Shares and, except for Mid Cap Equity Fund, Class A, Class B and Class C Shares, which are subject to different fees and expenses (which affect performance), have different minimum investment requirements and are entitled to different services. Information regarding Institutional, Class A, Class B and Class C Shares may be obtained from an investor's sales representative or from Goldman Sachs by calling the number on the back of this Prospectus.

  The purpose of the foregoing table is to assist investors in understanding the various fees and expenses of a Fund that an investor will bear directly or indirectly. The information on the fees and expenses included in the table and hypothetical example above is based on each Fund's fees and expenses (actual or estimated) and should not be considered as representative of future expenses. Actual fees and expenses may be greater or less than those indicated. Moreover, while the example assumes a 5% annual return, a Fund's actual performance will vary and may result in an actual return greater or less than 5%. See "Management--Investment Advisers" and "Additional Services."

                             FINANCIAL HIGHLIGHTS


         SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

  The following data with respect to a share (of the Class specified) of the Funds outstanding during the period(s) indicated has been audited by Arthur Andersen LLP, independent public accountants, as indicated in their report incorporated by reference into the Additional Statement from the Annual Report to shareholders for the Funds for the year ended January 31, 1997 (the "Annual Report"). This information should be read in conjunction with the financial statements and related notes incorporated by reference and attached to the Additional Statement. The Annual Report also contains performance information and is available upon request and without charge by calling the telephone number or writing to one of the addresses on the back cover of this Prospectus. During the periods shown, the Trust did not offer the CORE Large Cap Growth, CORE Small Cap Equity, CORE International Equity and Emerging Markets Equity Funds or Class C shares of any Fund. Accordingly, there are no financial highlights for these Funds or Classes.

------------------------------------------------------------------------------------------------------------------------------
                                 INCOME (LOSS) FROM                DISTRIBUTIONS TO
                              INVESTMENT OPERATIONS(H)               SHAREHOLDERS
                           ------------------------------ -----------------------------------
                                         NET REALIZED                  FROM NET
                 NET ASSET              AND UNREALIZED       FROM    REALIZED GAIN IN EXCESS      NET     NET ASSET
                  VALUE,      NET       GAIN (LOSS) ON       NET     ON INVESTMENT   OF NET    INCREASE    VALUE,
                 BEGINNING INVESTMENT    INVESTMENTS,     INVESTMENT  AND FUTURE   INVESTMENT   IN NET     END OF     TOTAL
                 OF PERIOD   INCOME   OPTIONS AND FUTURES   INCOME   TRANSACTIONS    INCOME   ASSET VALUE  PERIOD   RETURN(A)
                 --------- ---------- ------------------- ---------- ------------- ---------- ----------- --------- ---------
                                                           BALANCED FUND
------------------------------------------------------------------------------------------------------------------------------
FOR THE YEAR
ENDED JANUARY
31,
1997--Class A
Shares..........  $17.31     $0.66           $2.47          $(0.66)     $(1.00)        --        $1.47     $18.78     18.59%
1997--Class B
Shares(b).......   17.46      0.42            2.34           (0.42)      (1.00)      (0.07)       1.27      18.73     16.22(c)
1996--Class A
Shares..........   14.22      0.51            3.43           (0.50)      (0.35)        --         3.09      17.31     28.10
FOR THE PERIOD
ENDED JANUARY
31,
1995--Class A
Shares(d).......   14.18      0.10            0.02           (0.08)        --          --         0.04      14.22      0.87(c)
                                                                               RATIOS ASSUMING
                                                                             NO VOLUNTARY WAIVER
                                                                                  OF FEES OR
                                                                             EXPENSE LIMITATIONS
                                                                           ------------------------
                                                                RATIO OF                RATIO OF
                                           NET      RATIO OF       NET                     NET
                                        ASSETS AT      NET     INVESTMENT   RATIO OF   INVESTMENT
                 PORTFOLIO    AVERAGE     END OF   EXPENSES TO  INCOME TO   EXPENSES  INCOME (LOSS)
                 TURNOVER    COMMISSION   PERIOD   AVERAGE NET AVERAGE NET TO AVERAGE  TO AVERAGE
                   RATE       RATE(G)   IN (000'S)   ASSETS      ASSETS    NET ASSETS  NET ASSETS
                 ----------- ---------- ---------- ----------- ----------- ---------- -------------
                                               BALANCED FUND
---------------------------------------------------------------------------------------------------
FOR THE YEAR
ENDED JANUARY
31,
1997--Class A
Shares..........  208.11(f)    $.0587    $81,410      1.00%       3.76%       1.77%        2.99%
1997--Class B
Shares(b).......  208.11(f)     .0587      2,110      1.75(e)     2.59(e)     2.27(e)      2.07(e)
1996--Class A
Shares..........  197.10(f)       --      50,928      1.00        3.65        1.90         2.75
FOR THE PERIOD
ENDED JANUARY
31,
1995--Class A
Shares(d).......   14.71(c)       --       7,510      1.00(e)     3.39(e)     8.29(e)     (3.90)(e)

-----------

(a) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.

(b) For the period from May 1, 1996 (commencement of operations) to January 31, 1997.

(c) Not annualized.

(d) For the period from October 12, 1994 (commencement of operations) to January 31, 1995.

(e) Annualized.

(f) Includes the effect of mortgage dollar roll transactions.

(g) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate on security transactions on which commissions are charged. This rate may vary due to various types of transactions and number of security trades executed.

(h) Includes the balancing effect of calculating per share amounts.

                              INCOME (LOSS) FROM
                           INVESTMENT OPERATIONS(H)      DISTRIBUTIONS TO SHAREHOLDERS
                           -------------------------- -----------------------------------
                                        NET REALIZED               FROM NET
                 NET ASSET             AND UNREALIZED    FROM    REALIZED GAIN IN EXCESS                 NET     NET ASSET
                  VALUE,      NET      GAIN (LOSS) ON    NET     ON INVESTMENT   OF NET   ADDITIONAL  INCREASE    VALUE,
                 BEGINNING INVESTMENT   INVESTMENTS   INVESTMENT  AND OPTION   INVESTMENT  PAID-IN     IN NET     END OF
                 OF PERIOD   INCOME     AND OPTIONS     INCOME   TRANSACTIONS    INCOME    CAPITAL   ASSET VALUE  PERIOD
                 --------- ----------  -------------- ---------- ------------- ---------- ---------- ----------- ---------
                                                      GROWTH AND INCOME FUND
--------------------------------------------------------------------------------------------------------------------------
FOR THE YEAR
ENDED JANUARY
31,
1997--Class A
Shares..........  $19.98     $0.35         $5.18        $(0.35)     $(1.97)      $(0.01)     $--        $3.20     $23.18
1997--Class B
Shares(f).......   20.82      0.17          4.31         (0.17)      (1.97)       (0.06)      --         2.28      23.10
1997--Institu-
tional
Shares(f).......   21.25      0.29          3.96         (0.30)      (1.97)       (0.04)      --         1.94      23.19
1997--Service
Shares(f).......   20.71      0.28          4.50         (0.28)      (1.97)       (0.07)      --         2.46      23.17
1996--Class A
Shares..........   15.80      0.33          4.75         (0.30)      (0.60)         --        --         4.18      19.98
1995--Class A
Shares..........   15.79      0.20(b)       0.30(b)      (0.20)      (0.33)       (0.07)     0.11(b)     0.01      15.80
FOR THE PERIOD
ENDED JANUARY
31,
1994--Class A
Shares(c).......   14.18      0.15          1.68         (0.15)      (0.06)       (0.01)      --         1.61      15.79
                                                                                          RATIOS ASSUMING
                                                                                        NO VOLUNTARY WAIVER
                                                                                             OF FEES OR
                                                                                        EXPENSE LIMITATIONS
                                                                                      ------------------------
                                                                           RATIO OF                RATIO OF
                                                      NET      RATIO OF       NET                     NET
                                                   ASSETS AT      NET     INVESTMENT   RATIO OF   INVESTMENT
                            PORTFOLIO    AVERAGE     END OF   EXPENSES TO  INCOME TO   EXPENSES  INCOME (LOSS)
                   TOTAL    TURNOVER    COMMISSION   PERIOD   AVERAGE NET AVERAGE NET TO AVERAGE  TO AVERAGE
                 RETURN(A)    RATE       RATE(G)   (IN 000'S)   ASSETS      ASSETS    NET ASSETS  NET ASSETS
                 ---------- ----------- ---------- ---------- ----------- ----------- ---------- -------------
                                                      GROWTH AND INCOME FUND
--------------------------------------------------------------------------------------------------------------
FOR THE YEAR
ENDED JANUARY
31,
1997--Class A
Shares..........   28.42%     53.03%      $.0586    $615,103     1.22%       1.60%       1.43%        1.39%
1997--Class B
Shares(f).......   22.23(d)   53.03        .0586      17,346     1.93(e)     0.15(e)     1.93(e)      0.15(e)
1997--Institu-
tional
Shares(f).......   20.77(d)   53.03        .0586         193     0.82(e)     1.36(e)     0.82(e)      1.36(e)
1997--Service
Shares(f).......   23.87(d)   53.03        .0586       3,174     1.32(e)     0.94(e)     1.32(e)      0.94(e)
1996--Class A
Shares..........   32.45      57.93          --      436,757     1.20        1.67        1.45         1.42
1995--Class A
Shares..........    3.97      71.80          --      193,772     1.25        1.28        1.58         0.95
FOR THE PERIOD
ENDED JANUARY
31,
1994--Class A
Shares(c).......   13.08(d)  102.23(d)       --       41,528     1.25(e)     1.23(e)     3.24(e)     (0.76)(e)

-----------
(a) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
(b) Calculated based on the average shares outstanding methodology.
(c) For the period from February 5, 1993 (commencement of operations) to January 31, 1994.
(d) Not annualized.
(e) Annualized.
(f) For the period from March 6, May 1 and June 3, 1996 (commencement of operations) to January 31, 1997 for Service, Class B and Institutional shares, respectively.
(g) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate on security transactions on which commissions are charged. This rate may vary due to various types of transactions and number of security trades executed.
(h) Includes the balancing effect of calculating per share amounts.

                              INCOME (LOSS) FROM              DISTRIBUTIONS TO
                           INVESTMENT OPERATIONS(H)             SHAREHOLDERS
                           ------------------------- -----------------------------------
                                       NET REALIZED
                                      AND UNREALIZED              FROM NET                   NET
                 NET ASSET            GAIN (LOSS) ON    FROM    REALIZED GAIN IN EXCESS  (DECREASE)  NET ASSET
                  VALUE,      NET      INVESTMENTS,     NET     ON INVESTMENT   OF NET    INCREASE    VALUE,
                 BEGINNING INVESTMENT    OPTIONS     INVESTMENT  AND FUTURES  INVESTMENT   IN NET     END OF     TOTAL
                 OF PERIOD   INCOME    AND FUTURES     INCOME   TRANSACTIONS    INCOME   ASSET VALUE  PERIOD   RETURN(A)
                 --------- ---------- -------------- ---------- ------------- ---------- ----------- --------- ---------
                                                       CORE U.S. EQUITY FUND
-------------------------------------------------------------------------------------------------------------------------
FOR THE YEAR
ENDED JANUARY
31,
1997--Class A
Shares..........  $19.66     $0.16        $4.46        $(0.16)     $(0.80)        --        $3.66     $23.32     23.75%
1997--Class B
Shares(f).......   20.44      0.04         3.70         (0.04)      (0.80)      (0.16)       2.74      23.18     18.59(b)
1997--Institu-
tional Shares...   19.71      0.30         4.51         (0.28)      (0.80)        --         3.73      23.44     24.63
1997--Service
Shares(f).......   21.02      0.13         3.15         (0.13)      (0.80)      (0.10)       2.25      23.27     15.92(b)
1996--Class A
Shares..........   14.61      0.19         5.43         (0.16)      (0.41)        --         5.05      19.66     38.63
1996--Institu-
tional
Shares(d).......   16.97      0.16         3.23         (0.24)      (0.41)        --         2.74      19.71     20.14(b)
1995--Class A
Shares..........   15.93      0.20        (0.38)        (0.20)      (0.94)        --        (1.32)     14.61     (1.10)
1994--Class A
Shares..........   15.46      0.17         2.08         (0.17)      (1.61)        --         0.47      15.93     15.12
1993--Class A
Shares..........   15.05      0.22         0.41         (0.22)        --          --         0.41      15.46      4.30
FOR THE PERIOD
ENDED JANUARY
31,
1992--Class A
Shares(e).......   14.17      0.11         0.88         (0.11)        --          --         0.88      15.05      7.01(b)
                                                                              RATIOS ASSUMING
                                                                            NO VOLUNTARY WAIVER
                                                                                OF FEES OR
                                                                            EXPENSE LIMITATIONS
                                                                           -----------------------
                                                                                       RATIO OF
                                                                RATIO OF                 NET
                                           NET      RATIO OF       NET                INVESTMENT
                                        ASSETS AT      NET     INVESTMENT   RATIO OF   INCOME
                 PORTFOLIO    AVERAGE     END OF   EXPENSES TO  INCOME TO   EXPENSES      TO
                 TURNOVER    COMMISSION   PERIOD   AVERAGE NET AVERAGE NET TO AVERAGE   AVERAGE
                   RATE       RATE(G)   (IN 000'S)   ASSETS      ASSETS    NET ASSETS NET ASSETS
                 ----------- ---------- ---------- ----------- ----------- ---------- ------------
                                            CORE U.S. EQUITY FUND
--------------------------------------------------------------------------------------------------
FOR THE YEAR
ENDED JANUARY
31,
1997--Class A
Shares..........   37.28%      $.0417    $225,968     1.29%       0.91%       1.53%      0.67%
1997--Class B
Shares(f).......   37.28        .0417      17,258     1.83(c)     0.06(c)     2.00(c)   (0.11)(c)
1997--Institu-
tional Shares...   37.28        .0417     148,942     0.65        1.52        0.85       1.32
1997--Service
Shares(f).......   37.28        .0417       3,666     1.15(c)     0.69(c)     1.35(c)    0.49(c)
1996--Class A
Shares..........   39.35          --      129,045     1.25        1.01        1.55       0.71
1996--Institu-
tional
Shares(d).......   39.35(b)       --       64,829     0.65(c)     1.49(c)     0.96(c)    1.18(c)
1995--Class A
Shares..........   56.18          --       94,968     1.38        1.33        1.63       1.08
1994--Class A
Shares..........   87.73          --       92,769     1.42        0.92        1.67       0.67
1993--Class A
Shares..........  144.93          --      117,757     1.28        1.30        1.53       1.05
FOR THE PERIOD
ENDED JANUARY
31,
1992--Class A
Shares(e).......  135.02(c)       --      151,142     1.57(c)     1.24(c)     1.82(c)    0.99(c)

-----------
(a) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
(b) Not annualized.
(c) Annualized.
(d) For the period from June 15, 1995 (commencement of operations) to January 31, 1996.
(e) For the period from May 24, 1991 (commencement of operations) to January 31, 1992.
(f) For the period from May 1 and June 7, 1996 (commencement of operations) to January 31, 1997 for Class B and Service shares, respectively.
(g) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate on security transactions on which commissions are charged. This rate may vary due to various types of transactions and number of security trades executed.
(h) Includes the balancing effect of calculating per share amounts.

                                 INCOME (LOSS) FROM                 DISTRIBUTIONS TO
                              INVESTMENT OPERATIONS(G)                SHAREHOLDERS
                           ------------------------------ ------------------------------------
                                         NET REALIZED                   FROM NET                   NET
                 NET ASSET              AND UNREALIZED       FROM    REALIZED GAIN  IN EXCESS   INCREASE   NET ASSET
                  VALUE,      NET       GAIN (LOSS) ON       NET     ON INVESTMENTS   OF NET   (DECREASE)   VALUE,
                 BEGINNING INVESTMENT    INVESTMENTS,     INVESTMENT    OPTIONS     INVESTMENT   IN NET     END OF     TOTAL
                 OF PERIOD   INCOME   OPTIONS AND FUTURES   INCOME    AND FUTURES     INCOME   ASSET VALUE  PERIOD   RETURN(A)
                 --------- ---------- ------------------- ---------- -------------- ---------- ----------- --------- ---------
                                                        CAPITAL GROWTH FUND
-------------------------------------------------------------------------------------------------------------------------------
FOR THE YEAR
ENDED JANUARY
31,
1997--Class A
Shares..........  $14.91     $0.10           $3.56          $(0.10)      $(1.72)      $(0.02)     $1.82     $16.73     25.97%
1997--Class B
Shares(b).......   15.67      0.01            2.81           (0.01)       (1.72)       (0.09)      1.00      16.67     19.39(d)
1996--Class A
Shares..........   13.67      0.12            3.93           (0.12)       (2.69)         --        1.24      14.91     30.45
1995--Class A
Shares..........   15.96      0.03           (0.69)          (0.01)       (1.62)         --       (2.29)     13.67     (4.38)
1994--Class A
Shares..........   14.64      0.02            2.40           (0.01)       (1.07)       (0.02)      1.32      15.96     16.89
1993--Class A
Shares..........   13.65      0.06            2.28           (0.07)       (1.28)         --        0.99      14.64     18.01
1992--Class A
Shares..........   11.10      0.28            2.90           (0.31)       (0.32)         --        2.55      13.65     29.31
FOR THE PERIOD
ENDED JANUARY
31,
1991--Class A
Shares(c).......   11.34      0.34           (0.27)          (0.31)         --           --       (0.24)     11.10      0.84(d)
                                                                               RATIOS ASSUMING
                                                                             NO VOLUNTARY WAIVER
                                                                                   OF FEES
                                                               RATIO OF    ------------------------
                                                                  NET                   RATIO OF
                                          NET      RATIO OF   INVESTMENT                   NET
                                       ASSETS AT      NET       INCOME      RATIO OF   INVESTMENT
                 PORTFOLIO   AVERAGE     END OF   EXPENSES TO  (LOSS) TO    EXPENSES  INCOME (LOSS)
                 TURNOVER   COMMISSION   PERIOD   AVERAGE NET AVERAGE NET  TO AVERAGE  TO AVERAGE
                   RATE      RATE(F)   IN (000'S)   ASSETS      ASSETS     NET ASSETS  NET ASSETS
                 ---------- ---------- ---------- ----------- ------------ ---------- -------------
                                              CAPITAL GROWTH FUND
---------------------------------------------------------------------------------------------------
FOR THE YEAR
ENDED JANUARY
31,
1997--Class A
Shares..........   52.92%     $.0563    $920,646     1.40%        0.62%       1.65%        0.37%
1997--Class B
Shares(b).......   52.92       .0563       3,221     2.15(e)     (0.39)(e)    2.15(e)     (0.39)(e)
1996--Class A
Shares..........   63.90         --      881,056     1.36         0.65        1.61         0.40
1995--Class A
Shares..........   38.36         --      862,105     1.38         0.16        1.63        (0.09)
1994--Class A
Shares..........   36.12         --      833,682     1.38         0.13        1.63        (0.12)
1993--Class A
Shares..........   58.93         --      665,976     1.41         0.42        1.66         0.17
1992--Class A
Shares..........   48.93         --      500,307     1.53         2.09        1.78         1.84
FOR THE PERIOD
ENDED JANUARY
31,
1991--Class A
Shares(c).......   35.63(d)      --      437,533     1.27(d)      3.24(d)     1.47(d)      3.04(d)

-----------

(a) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.

(b) For the period from May 1, 1996 (commencement of operations) to January 31, 1997.

(c) For the period from April 20, 1990 (commencement of operations) to January 31, 1991.

(d) Not annualized.

(e) Annualized.

(f) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate on security transactions on which commissions are charged. This rate may vary due to various types of transactions and number of security trades executed.

(g) Includes the balancing effect of calculating per share amounts.

                                      INCOME FROM
                                 INVESTMENT OPERATIONS                DISTRIBUTIONS TO SHAREHOLDERS
                           --------------------------------- ------------------------------------------------
                                          NET
                                       REALIZED     TOTAL                            FROM NET
                                          AND       INCOME                           REALIZED                   NET      NET
                 NET ASSET            UNREALIZED    (LOSS)              IN EXCESS    GAIN ON        TOTAL     INCREASE  ASSET
                  VALUE,      NET       GAIN ON      FROM     FROM NET    OF NET   INVESTMENTS  DISTRIBUTIONS  IN NET   VALUE,
                 BEGINNING INVESTMENT INVESTMENTS INVESTMENT INVESTMENT INVESTMENT  AND-OPTION       TO         ASSET  END OF
                 OF PERIOD   INCOME   AND OPTIONS OPERATIONS   INCOME     INCOME   TRANSACTIONS  SHAREHOLDERS   VALUE  PERIOD
                 --------- ---------- ----------- ---------- ---------- ---------- ------------ ------------- -------- -------
------------------------------------------------------------------------------------------------------------------------------
For the Year
Ended January
31,
1997--Institu-
tional Shares...  $15.91     $0.24       $3.77      $4.01      $(0.24)    $(0.02)     $(0.93)      $(1.19)     $2.82   $18.73
For the Period
Ended January
31,
1996--Institu-
tional
Shares(a).......   15.00      0.13        0.90       1.03       (0.12)       --          --         (0.12)      0.91    15.91
                                                                                     RATIOS ASSUMING NO
                                                                                     EXPENSE LIMITATION
                                                                                    --------------------
                                                     NET                  RATIO OF             RATIO OF
                                                    ASSETS                  NET     RATIO OF     NET
                                                    AT END               INVESTMENT EXPENSES  INVESTMENT
                                                      OF    RATIO OF NET INCOME TO     TO     INCOME TO
                            PORTFOLIO    AVERAGE    PERIOD  EXPENSES TO   AVERAGE    AVERAGE   AVERAGE
                   TOTAL    TURNOVER    COMMISSION   (IN    AVERAGE NET     NET        NET       NET
                 RETURN(B)    RATE       RATE(E)    000'S)   ASSETS(C)   ASSETS(C)  ASSETS(C) ASSETS(C)
                 ---------- ----------- ---------- -------- ------------ ---------- --------- ----------
                                                   MID CAP EQUITY FUND
--------------------------------------------------------------------------------------------------------
For the Year
Ended January
31,
1997--Institu-
tional Shares...   25.63%     74.03%      $.0547   $145,253     0.85%       1.35%     0.91%      1.29%
For the Period
Ended January
31,
1996--Institu-
tional
Shares(a).......    6.89(d)   58.77%(d)      --     135,670     0.85        1.67      0.98       1.54

-----------
(a) For the period from August 1, 1995 (commencement of operations) to January 31, 1996.
(b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions and a complete redemption of the investment at the net asset value at the end of the period.
(c) Annualized.
(d) Not annualized.
(e) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate on security transactions on which commissions are charged. This rate may vary due to various types of transactions and number of security trades executed.

                                           INCOME (LOSS) FROM                    DISTRIBUTIONS TO
                                        INVESTMENT OPERATIONS(G)                   SHAREHOLDERS
                           -------------------------------------------------- -----------------------
                                                                                           FROM NET
                                                               NET REALIZED                REALIZED
                                            NET REALIZED      AND UNREALIZED               GAIN ON        NET
                 NET ASSET                 AND UNREALIZED     GAIN (LOSS) ON     FROM    INVESTMENT,   INCREASE   NET ASSET
                  VALUE,        NET        GAIN (LOSS) ON        FOREIGN         NET      OPTION AND  (DECREASE)   VALUE,
                 BEGINNING  INVESTMENT      INVESTMENTS,     CURRENCY RELATED INVESTMENT   FUTURES      IN NET     END OF
                 OF PERIOD INCOME (LOSS) OPTIONS AND FUTURES   TRANSACTIONS     INCOME   TRANSACTIONS ASSET VALUE  PERIOD
                 --------- ------------- ------------------- ---------------- ---------- ------------ ----------- ---------
                                                     INTERNATIONAL EQUITY FUND
---------------------------------------------------------------------------------------------------------------------------
FOR THE YEAR
ENDED JANUARY
31,
1997--Class A
Shares..........  $17.20       $0.10            $3.51             $(1.28)       $ --        $(0.21)      $2.12     $19.32
1997--Class B
Shares(e).......   18.91       (0.06)            0.94              (0.34)         --         (0.21)       0.33      19.24
1997--Institu-
tional
Shares(e).......   17.45        0.04             3.39              (1.24)       (0.03)       (0.21)       1.95      19.40
1997--Service
Shares(e).......   17.70       (0.02)            2.95              (1.08)         --         (0.21)       1.64      19.34
1996--Class A
Shares..........   14.52        0.13             2.58               1.42        (0.58)       (0.87)       2.68      17.20
1995--Class A
Shares..........   18.10        0.06            (3.04)             (0.01)         --         (0.59)      (3.58)     14.52
1994--Class A
Shares..........   14.35        0.05             4.08              (0.38)         --           --         3.75      18.10
FOR THE PERIOD
ENDED JANUARY
31,
1993--Class A
Shares(b).......   14.18       (0.01)            0.29              (0.11)         --           --         0.17      14.35
                                                                                             RATIOS ASSUMING
                                                                                           NO VOLUNTARY WAIVER
                                                                                                OF FEES OR
                                                                                           EXPENSE LIMITATIONS
                                                                                         ------------------------
                                                                            RATIO OF                  RATIO OF
                                                     NET     RATIO OF         NET                        NET
                                                  ASSETS AT     NET        INVESTMENT     RATIO OF   INVESTMENT
                             PORTFOLIO  AVERAGE    END OF   EXPENSES TO INCOME (LOSS) TO  EXPENSES  INCOME (LOSS)
                   TOTAL     TURNOVER  COMMISSION  PERIOD   AVERAGE NET   AVERAGE NET    TO AVERAGE  TO AVERAGE
                 RETURN(A)     RATE     RATE(F)   (IN 000S)   ASSETS         ASSETS      NET ASSETS  NET ASSETS
                 ----------- --------- ---------- --------- ----------- ---------------- ---------- -------------
                                                      INTERNATIONAL EQUITY FUND
FOR THE YEAR
ENDED JANUARY
31,
1997--Class A
Shares..........   13.48%      38.01%    $.0318   $536,283     1.69%         (0.07)%        1.88%       (0.26)%
1997--Class B
Shares(e).......    2.83(c)    38.01      .0318     19,198     2.23(d)       (0.97)(d)      2.38(d)     (1.12)(d)
1997--Institu-
tional
Shares(e).......   12.53(c)    38.01      .0318     68,374     1.10(d)        0.43(d)       1.25(d)      0.28(d)
1997--Service
Shares(e).......   10.42(c)    38.01      .0318        674     1.60(d)       (0.40)(d)      1.75(d)     (0.55)(d)
1996--Class A
Shares..........   28.68       68.48        --     330,860     1.52           0.26          1.77         0.01
1995--Class A
Shares..........  (16.65)      84.54        --     275,086     1.73           0.40          1.98         0.15
1994--Class A
Shares..........   26.13       60.04        --     269,091     1.76           0.51          2.01         0.26
FOR THE PERIOD
ENDED JANUARY
31,
1993--Class A
Shares(b).......    1.23(c)     0.00        --      66,063     1.80(d)       (0.42)(d)      2.58(d)     (1.20)(d)

-----------
(a) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
(b) For the period from December 1, 1992 (commencement of operations) to January 31, 1993.
(c) Not annualized.
(d) Annualized.
(e) For the period from February 7, March 6 and May 1, 1996 (commencement of operations) to January 31, 1997 for Institutional, Service and Class B shares, respectively.
(f) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate on security transactions on which commissions are charged. This rate may vary due to various types of transactions and number of security trades executed.
(g) Includes the balancing effect of calculating per share amounts.

                                 INCOME (LOSS) FROM                  DISTRIBUTIONS TO
                              INVESTMENT OPERATIONS(G)                 SHAREHOLDERS
                           ------------------------------ --------------------------------------
                                                                                    IN EXCESS OF
                                                                        FROM NET      REALIZED
                                         NET REALIZED                REALIZED GAIN    GAINS ON       NET
                 NET ASSET    NET       AND UNREALIZED       FROM    ON INVESTMENT, INVESTMENT,   INCREASE   NET ASSET
                  VALUE,   INVESTMENT   GAIN (LOSS) ON       NET       OPTION AND    OPTION AND  (DECREASE)   VALUE,
                 BEGINNING   INCOME      INVESTMENTS,     INVESTMENT    FUTURES       FUTURES      IN NET     END OF     TOTAL
                 OF PERIOD   (LOSS)   OPTIONS AND FUTURES   INCOME    TRANSACTIONS  TRANSACTIONS ASSET VALUE  PERIOD   RETURN(A)
                 --------- ---------- ------------------- ---------- -------------- ------------ ----------- --------- ---------
                                                         SMALL CAP EQUITY FUND
--------------------------------------------------------------------------------------------------------------------------------
FOR THE YEAR
ENDED JANUARY
31,
1997--Class A
Shares..........  $17.29     $(0.21)        $ 4.92          $  --        $(1.09)       $  --       $ 3.62     $20.91    $ 27.28%
1997--Class B
Shares(b).......   20.79      (0.11)          1.21             --         (1.09)          --         0.01      20.80       5.39(d)
1996--Class A
Shares..........   16.14      (0.23)          1.39             --         (0.01)          --         1.15      17.29       7.20
1995--Class A
Shares..........   20.67      (0.07)         (3.53)            --         (0.69)        (0.24)      (4.53)     16.14     (17.53)
1994--Class A
Shares..........   16.68      (0.04)          5.03             --         (1.00)          --         3.99      20.67      30.13
FOR THE PERIOD
ENDED JANUARY
31,
1993--Class A
Shares(c).......   14.18       0.03           2.50           (0.03)         --            --         2.50      16.68      17.86(d)
                                                                             RATIOS ASSUMING NO
                                                                              VOLUNTARY WAIVER
                                                                                   OF FEES
                                                                            -----------------------
                                                                RATIO OF                RATIO OF
                                          NET      RATIO OF        NET                    NET
                                       ASSETS AT      NET      INVESTMENT    RATIO OF  INVESTMENT
                 PORTFOLIO   AVERAGE     END OF   EXPENSES TO INCOME (LOSS)  EXPENSES     LOSS
                 TURNOVER   COMMISSION   PERIOD   AVERAGE NET  TO AVERAGE   TO AVERAGE TO AVERAGE
                   RATE      RATE(F)   (IN 000'S)   ASSETS     NET ASSETS   NET ASSETS NET ASSETS
                 ---------- ---------- ---------- ----------- ------------- ---------- ------------
                                            SMALL CAP EQUITY FUND
---------------------------------------------------------------------------------------------------
FOR THE YEAR
ENDED JANUARY
31,
1997--Class A
Shares..........   99.46%     $.0461    $212,061     1.60%        (0.72)%      1.85%     (0.97)%
1997--Class B
Shares(b).......   99.46       .0461       3,674     2.35(e)      (1.63)(e)    2.35(e)   (1.63)(e)
1996--Class A
Shares..........   57.58         --      204,994     1.41         (0.59)       1.66      (0.84)
1995--Class A
Shares..........   43.67         --      319,487     1.53         (0.53)       1.78      (0.78)
1994--Class A
Shares..........   56.81         --      261,074     1.60         (0.45)       1.85      (0.70)
FOR THE PERIOD
ENDED JANUARY
31,
1993--Class A
Shares(c).......    7.12(e)      --       59,339     1.65(e)       0.62(e)     2.70(e)   (0.43)(e)

-----------

(a) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.

(b) For the period from May 1, 1996 (commencement of operations) to January 31, 1997.

(c) For the period from October 22, 1992 (commencement of operations) to January 31, 1993.

(d) Not annualized.

(e) Annualized.

(f) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate on security transactions on which commissions are charged. This rate may vary due to various types of transactions and number of security trades executed.

(g) Includes the balancing effect of calculating per share amounts.

                                     INCOME (LOSS) FROM             DISTRIBUTIONS TO
                                  INVESTMENT OPERATIONS(G)            SHAREHOLDERS
                           -------------------------------------- ---------------------
                                                         NET
                                                     REALIZED AND
                                                      UNREALIZED
                                                       GAIN ON                              NET
                 NET ASSET    NET      NET REALIZED    FOREIGN       FROM    IN EXCESS   INCREASE   NET ASSET
                  VALUE,   INVESTMENT AND UNREALIZED   CURRENCY      NET       OF NET   (DECREASE)   VALUE,
                 BEGINNING   INCOME   GAIN (LOSS) ON   RELATED    INVESTMENT INVESTMENT   IN NET     END OF     TOTAL
                 OF PERIOD   (LOSS)    INVESTMENTS   TRANSACTIONS   INCOME     INCOME   ASSET VALUE  PERIOD   RETURN(A)
                 --------- ---------- -------------- ------------ ---------- ---------- ----------- --------- ---------
                                                         ASIA GROWTH FUND
-----------------------------------------------------------------------------------------------------------------------
FOR THE YEAR
ENDED JANUARY
31,
1997--Class A
Shares..........  $16.49     $ 0.06       $(0.11)       $(0.12)     $(0.01)    $  --      $(0.18)    $16.31     (1.01)%
1997--Class B
Shares(e).......   17.31      (0.05)       (0.48)        (0.51)        --       (0.03)     (1.07)     16.24     (6.02)(c)
1997--Institu-
tional
Shares(e).......   16.61       0.04        (0.11)        (0.11)      (0.04)     (0.06)     (0.28)     16.33     (1.09)(c)
1996--Class A
Shares..........   13.31       0.17         3.44         (0.12)      (0.17)     (0.14)      3.18      16.49     26.49
FOR THE PERIOD
ENDED JANUARY
31,
1995--Class A
Shares(b).......   14.18       0.11        (0.89)         0.01       (0.10)       --       (0.87)     13.31     (5.46)(c)
                                                                               RATIOS ASSUMING
                                                                             NO VOLUNTARY WAIVER
                                                                                  OF FEES OR
                                                                             EXPENSE LIMITATIONS
                                                                           ------------------------
                                                               RATIO OF                 RATIO OF
                                          NET     RATIO OF        NET                      NET
                                       ASSETS AT     NET      INVESTMENT    RATIO OF   INVESTMENT
                 PORTFOLIO   AVERAGE    END OF   EXPENSES TO INCOME (LOSS)  EXPENSES  INCOME (LOSS)
                 TURNOVER   COMMISSION  PERIOD   AVERAGE NET  TO AVERAGE   TO AVERAGE  TO AVERAGE
                   RATE      RATE(F)    (000'S)    ASSETS     NET ASSETS   NET ASSETS  NET ASSETS
                 ---------- ---------- --------- ----------- ------------- ---------- -------------
                                                  ASIA GROWTH FUND
---------------------------------------------------------------------------------------------------
FOR THE YEAR
ENDED JANUARY
31,
1997--Class A
Shares..........   48.40%     $.0151   $263,014     1.67%         0.20%       1.87%        0.00%
1997--Class B
Shares(e).......   48.40       .0151      3,354     2.21(d)      (0.56)(d)    2.37(d)     (0.72)(d)
1997--Institu-
tional
Shares(e).......   48.40       .0151     13,322     1.10(d)       0.54(d)     1.26(d)      0.38(d)
1996--Class A
Shares..........   88.80         --     205,539     1.77          1.05        2.02         0.80
FOR THE PERIOD
ENDED JANUARY
31,
1995--Class A
Shares(b).......   36.08(c)      --     124,298     1.90(d)       1.83(d)     2.38(d)      1.35(d)

-----------
(a) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
(b) For the period from July 8, 1994 (commencement of operations) to January 31, 1995.
(c) Not annualized.
(d) Annualized.
(e) For the period from February 2 and May 1, 1996 (commencement of operations) to January 31, 1997 for Institutional and Class B shares, respectively.
(f) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate on security transactions on which commissions are charged. This rate may vary due to various types of transactions and number of security trades executed.
(g) Includes the balancing effect of calculating per share amounts.

                      INVESTMENT OBJECTIVES AND POLICIES


  The investment objectives and principal investment policies of each Fund are described below. Other investment practices and management techniques, which involve certain risks are described under "Description of Securities," "Risk Factors" and "Investment Techniques." There can be no assurance that a Fund's investment objectives will be achieved.

  The Investment Advisers may purchase for the Funds common stocks, preferred stocks, interests in real estate investment trusts, convertible debt obligations, convertible preferred stocks, equity interests in trusts, partnerships, joint ventures and similar enterprises, warrants and stock purchase rights ("equity securities"). In choosing a Fund's securities, the Investment Advisers utilize first-hand fundamental research, including visiting company facilities to assess operations and to meet decision-makers. The Investment Advisers may also use macro analysis of numerous economic and valuation variables to anticipate changes in company earnings and the overall investment climate. The Investment Advisers are able to draw on the research and market expertise of the Goldman Sachs Global Investment Research Department and other affiliates of the Investment Advisers, as well as information provided by other securities dealers. Equity securities in a Fund's portfolio will generally be sold when the Investment Adviser believes that the market price fully reflects or exceeds the securities' fundamental valuation or when other more attractive investments are identified.

   Value Style Funds. The Growth and Income, Mid Cap Equity, Small Cap Equity and the equity portion of the Balanced Funds are managed using a value oriented approach. The Investment Adviser evaluates securities using fundamental analysis and intends to purchase equity securities that are, in its view, underpriced relative to a combination of such companies' long-term earnings prospects, growth rate, free cash flow and/or dividend-paying ability. Consideration will be given to the business quality of the issuer. Factors positively affecting the Investment Adviser's view of that quality include the competitiveness and degree of regulation in the markets in which the company operates, the existence of a management team with a record of success, the position of the company in the markets in which it operates, the level of the company's financial leverage and the sustainable return on capital invested in the business. The Funds may also purchase securities of companies that have experienced difficulties and that, in the opinion of the Investment Adviser, are available at attractive prices.

  Growth Style Funds. The Capital Growth, International Equity, Emerging Markets Equity and Asia Growth Funds are managed using a growth oriented approach. Equity securities for these Funds are selected based on their prospects for above average growth. The Investment Adviser will select securities of growth companies trading, in the Investment Adviser's opinion, at a reasonable price relative to other industries, competitors and historical price/earnings multiples. These Funds will generally invest in companies whose earnings are believed to be in a relatively strong growth trend, or, to a lesser extent, in companies in which significant further growth is not anticipated but whose market value per share is thought to be undervalued. In order to determine whether a security has favorable growth prospects, the Investment Adviser ordinarily looks for one or more of the following characteristics in relation to the security's prevailing price: prospects for above average sales and earnings growth per share; high return on invested capital; free cash flow generation; sound balance sheet, financial and accounting policies, and overall financial strength; strong competitive advantages; effective research, product development, and marketing; pricing flexibility; strength of management; and general operating characteristics that will enable the company to compete successfully in its marketplace.

  Quantitative Style Funds. The CORE U.S. Equity, CORE Large Cap Growth, CORE Small Cap Equity and CORE International Equity Funds (the "CORE Funds") are managed using both quantitative and fundamental techniques. CORE is an acronym for "Computer-Optimized, Research-Enhanced," which reflects the Funds' investment process. This investment process and the proprietary multifactor model used to implement it are discussed below.

   Investment Process. The Investment Adviser begins with a broad universe of U.S. equity securities for the CORE U.S. Equity, CORE Large Cap Growth and CORE Small Cap Equity Funds (the "CORE U.S. Funds"), and a broad universe of foreign equity securities for the CORE International Equity Fund. The Investment Adviser uses a proprietary multifactor model (the "Multifactor Model") to assign each equity security a rating. In the case of a U.S. equity security followed by the Goldman Sachs Global Investment Research Department (the "Research Department"), a second rating is assigned based upon the Research Department's evaluation. In the discretion of the Investment Adviser, such ratings may also be assigned to U.S. equity securities based on research ratings obtained from other industry sources. In building a diversified portfolio for each CORE Fund, the Investment Adviser utilizes optimization techniques to seek to maximize the Fund's expected reward to risk ratio. The resulting portfolio is primarily comprised of securities rated highest by the foregoing investment process and has risk characteristics and industry weightings similar to the relevant Fund's benchmark. Under normal conditions, the securities of any one issuer may not exceed 5% of a Fund's total assets.

   Multifactor Model. The Multifactor Model is a rigorous computerized rating system for valuing equity securities according to fundamental investment characteristics. The factors used by the Multifactor Model incorporate many variables studied by traditional fundamental analysts, and cover measures of value, growth, momentum and risk (e.g., price/earnings ratio, book/price ratio, consensus growth forecasts, earnings estimate revisions, price momentum, price volatility and earnings stability). All of the factors used in the Multifactor Model have been shown to significantly impact the performance of equity securities. The weightings assigned to the factors are derived using a statistical formulation that considers each factor's historical performance in different market environments. As such, the Multifactor Model is designed to evaluate each security using only the factors that are statistically related to returns in the anticipated market environment. Because it includes many disparate factors, the Investment Adviser believes that the Multifactor Model is broader in scope and provides a more thorough evaluation than most conventional, value-oriented quantitative models. As a result, the securities ranked highest by the Multifactor Model do not have one dominant investment characteristic (such as a low price/earnings ratio); rather, they possess an attractive combination of investment characteristics.

   Research Department. In assigning ratings to U.S. equity securities, the Research Department uses a four category rating system ranging from "recommended for purchase" to "likely to underperform." The ratings reflect the analyst's judgment as to the investment results of a specific security and incorporate economic outlook, valuation, risk and a variety of other factors.

   By employing both a quantitative (i.e., the Multifactor Model) and a qualitative (i.e., research enhanced) method of selecting securities, each CORE Fund seeks to capitalize on the strengths of each discipline.

 BALANCED FUND

  Objective. The Fund's investment objective is to provide investors with long-term capital growth and current income. The Fund seeks capital appreciation primarily through the equity component of its portfolio while investing in fixed income securities primarily to provide income for regular quarterly dividends.

  Primary Investment Focus. The Fund invests, under normal circumstances, between 45% and 65% of its total assets in equity securities. The Fund also invests at least 25% of its total assets in fixed income senior securities and the remainder of its assets in other fixed income securities and cash. The percentage of the portfolio invested in equity and fixed income securities will vary from time to time as the Investment Adviser evaluates their relative attractiveness based on market valuations, economic growth and inflation prospects. This allocation is subject to the Fund's intention to pay regular quarterly dividends. The amount of quarterly dividends can also be expected to fluctuate in accordance with factors such as prevailing interest rates and the percentage of the Fund's assets invested in fixed-income securities.

  Other. Although the Fund's equity investments consist primarily of publicly traded U.S. securities, the Fund may invest up to 10% of its total assets in the equity securities of foreign issuers, including issuers in Emerging Countries and equity securities quoted in foreign currencies. A portion of the Fund's portfolio of equity securities may be selected primarily to provide current income. Equity securities selected to provide current income may include interests in real estate investment trusts, convertible securities, preferred stocks, utility stocks and interests in limited partnerships.

  The Fund's fixed income securities primarily include securities issued by the U.S. Government, its agencies, instrumentalities or sponsored enterprises, corporations or other entities, mortgage-backed and asset-backed securities, municipal securities and custodial receipts. The Fund may also invest in debt obligations (U.S. dollar and non-U.S. dollar denominated) issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities and foreign corporations or other entities. Such securities are collectively referred to herein as "fixed income securities." The Fund's investments in fixed income securities that are issued by foreign issuers, including issuers in Emerging Countries may not exceed 10% of the Fund's total assets. The Fund may employ certain currency techniques to seek to hedge against currency exchange rate fluctuations or to seek to increase total return. When used to seek to enhance return, these management techniques are considered speculative. Such currency management techniques involve risks different from those associated with investing solely in securities of U.S. issuers quoted in U.S. dollars. See "Description of Securities," "Investment Techniques" and "Risk Factors."

 GROWTH AND INCOME FUND


  Objectives. The Fund's investment objectives are to provide investors with long-term growth of capital and growth of income.

  Primary Investment Focus. The Fund invests, under normal circumstances, at least 65% of its total assets in equity securities that the Investment Adviser considers to have favorable prospects for capital appreciation and/or dividend-paying ability.

  Other. The Fund may invest up to 35% of its total assets in fixed income securities that, in the opinion of the Investment Adviser, offer the potential to further the Fund's investment objectives. In addition, although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 25% of its total assets in foreign securities, including securities of issuers in Emerging Countries and securities quoted in foreign currencies.

 CORE U.S. EQUITY FUND (FORMERLY, THE "SELECT EQUITY FUND")


  Objective. The Fund's investment objective is to provide investors with long-term growth of capital and dividend income. The Fund seeks to achieve its objective through a broadly diversified portfolio of large cap and blue chip equity securities representing all major sectors of the U.S. economy.

  Primary Investment Focus. The Fund invests, under normal circumstances, at least 90% of its total assets in equity securities. The Fund may invest in equity securities of foreign issuers that are traded in the United States and that comply with U.S. accounting standards. The Fund's investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Fund's reward to risk ratio. The Fund's portfolio is designed to have risk, style, capitalization and industry characteristics similar to the S&P 500 Index. The Fund seeks a broad representation in most major sectors of the U.S. economy and a portfolio comprised of companies with average long-term earnings growth expectations and dividend yields. The Fund may invest only in fixed income securities that are considered cash equivalents.

  For a description of the investment process of the Fund, see "Investment Process," "Multifactor Model" and "Research Department" under "INVESTMENT OBJECTIVES AND POLICIES--Quantitative Style Funds."

 CORE LARGE CAP GROWTH FUND


  Objective. The Fund's investment objective is to provide investors with long-term growth of capital. The Fund seeks to achieve its objective through a broadly diversified portfolio of equity securities of large cap U.S. issuers that are expected to have better prospects for earnings growth than the growth rate of the general domestic economy. Dividend income is a secondary consideration.

  Primary Investment Focus. The Fund invests, under normal circumstances, at least 90% of its total assets in equity securities. The Investment Adviser emphasizes a company's growth prospects in analyzing equity securities to be purchased by the Fund. The Fund may invest in equity securities of foreign issuers that are traded in the United States and that comply with U.S. accounting standards. The Fund's investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Fund's reward to risk ratio. The Fund's portfolio is designed to have risk, style, capitalization and industry characteristics similar to the Russell 1000 Growth Index. The Fund seeks a portfolio comprised of companies with above average capitalizations and earnings growth expectations and below average dividend yields. The Fund may invest only in fixed income securities that are considered cash equivalents.

  For a description of the investment process of the Fund, see "Investment Process," "Multifactor Model" and "Research Department" under "INVESTMENT OBJECTIVES AND POLICIES--Quantitative Style Funds."

 CORE SMALL CAP EQUITY FUND

  Objective. The Fund's investment objective is to provide investors with long-term growth of capital. The Fund seeks to achieve its objective through a broadly diversified portfolio of equity securities of U.S. companies with public stock market capitalizations of $3 billion or less at the time of investment.

   Primary Investment Focus. The Fund invests, under normal circumstances, at least 90% of its total assets in U.S. equity securities. The Fund may occasionally invest in equity securities of foreign issuers that are traded in the United States and that comply with U.S. accounting standards. The Fund's investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Fund's reward to risk ratio. The Fund's portfolio is designed to have risk, style, capitalization and industry characteristics similar to the [Russell 2500 or Russell 2000] Index. The Fund seeks a portfolio comprised of companies with small market capitalizations, strong expected earnings growth and momentum, and better valuation and risk characteristics than the [Russell 2000 or Russell 2500] Index. The Fund may invest only in fixed income securities that are considered cash equivalents.

  The Investment Adviser believes that companies in which the Fund may invest offer greater opportunity for growth of capital than larger, more mature, better known companies. Investment in small market capitalization issuers involves special risks. See "Description of Securities" and "Risk Factors."


  For a description of the investment process of the Fund, see "Investment Process," "Multifactor Model" and "Research Department" under "INVESTMENT OBJECTIVES AND POLICIES--Quantitative Style Funds."

 CORE INTERNATIONAL EQUITY FUND

  Objective. The Fund's investment objective is to provide investors with long-term growth of capital.

  Primary Investment Focus. The Fund invests, under normal circumstances, at least 90%, of its total assets in equity securities of companies that are organized outside the United States or whose securities are principally traded outside the United States. The Fund's investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Fund's reward to risk ratio. The Fund's portfolio is designed to have risk, style, capitalization and industry characteristics similar to the EAFE Index. The Fund seeks broad diversification across major countries and sectors of the international economy. In addition, the Fund seeks attractive valuations and stronger momentum characteristics than the EAFE Index.

  The Fund may allocate its assets among countries as determined by the Investment Adviser from time to time, provided the Fund's assets are invested in at least three foreign countries. The Fund may invest in countries that have emerging markets or economies which involve certain risks, as described below under "Risk Factors--Special Risks of Investments in the Asian and Other Emerging Markets," which are not present in investments in more developed countries. The Fund may invest only in fixed income securities that are considered to be cash equivalents.

  For a description of the investment process of the Fund, see "Investment Process," "Multifactor Model" and "Research Department" under "INVESTMENT OBJECTIVES AND POLICIES--Quantitative Style Funds."

  Other. The Fund may employ certain currency techniques to seek to hedge against currency exchange rate fluctuations or to seek to increase total return. When used to seek to enhance return, these management techniques are considered speculative. Such currency management techniques involve risks different from those associated with investing solely in securities of U.S. issuers quoted in U.S. dollars. To the extent that the Fund is fully invested in foreign securities while also maintaining currency positions, it may be exposed to greater combined risk. The Fund's net currency positions may expose it to risks independent of its securities positions. See "Description of Securities," "Investment Techniques" and "Risk Factors."

 MID CAP EQUITY FUND


  Objective. The Fund's investment objective is to provide investors with long-term capital appreciation.

  Primary Investment Focus. The Fund invests, under normal circumstances, substantially all of its assets in equity securities and at least 65% of its total assets in equity securities of Mid Cap Companies with public stock market capitalizations (based upon shares available for trading on an unrestricted basis) of between $500 million and $7 billion at the time of investment. However, the Fund currently intends to emphasize investments in Mid Cap Companies with public stock market capitalizations of below $5 billion at the time of investment. Dividend income, if any, is an incidental consideration.

  Other. The Fund may invest up to 35% of its total assets in mortgage-backed, asset-backed and fixed income securities. In addition, although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 25% of its total assets in foreign securities, including securities of issuers in Emerging Countries and securities quoted in foreign currencies.

 CAPITAL GROWTH FUND

  Objective. The Fund's investment objective is to provide investors with long-term growth of capital.

  Primary Investment Focus. The Fund invests, under normal circumstances, at least 90% of its total assets in equity securities. The Fund seeks to achieve its investment objective by investing in a diversified portfolio of equity securities that are considered by the Investment Adviser to have long-term capital appreciation potential.

  Other. Although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 10% of its total assets in foreign securities, including securities of issuers in Emerging Countries and securities quoted in foreign currencies.

 INTERNATIONAL EQUITY FUND


  Objective. The Fund's investment objective is to provide investors with long-term capital appreciation.

  Primary Investment Focus. The Fund invests, under normal circumstances, substantially all, and at least 65%, of its total assets in equity securities of companies that are organized outside the United States or whose securities are principally traded outside the United States. The Fund may allocate its assets among countries as determined by the Investment Adviser from time to time provided that the Fund's assets are invested in at least three foreign countries. The Fund expects to invest a substantial portion of its assets in the securities of issuers located in the developed countries of Western Europe and in Japan. However, the Fund may also invest in the securities of issuers located in Australia, Canada, New Zealand and the Emerging Countries in which the Emerging Markets Equity Fund may invest. Many of the countries in which the Fund may invest have emerging markets or economies which involve certain risks, as described below under "Risk Factors--Special Risks of Investments in the Asian and Other Emerging Markets," which are not present in investments in more developed countries.

  Other. The Fund may employ certain currency techniques to seek to hedge against currency exchange rate fluctuations or to seek to increase total return. When used to seek to enhance return, these management techniques are considered speculative. Such currency management techniques involve risks different from those associated with investing solely in securities of U.S. issuers quoted in U.S. dollars. To the extent that the Fund is fully invested in foreign securities while also maintaining currency positions, it may be exposed to greater combined risk. The Fund's net currency positions may expose it to risks independent of its securities positions. See "Description of Securities," "Investment Techniques" and "Risk Factors." Up to 35% of the Fund's total assets may be invested in fixed income securities.

 SMALL CAP EQUITY FUND

  Objective. The Fund's investment objective is to provide investors with long-term capital growth.

  Primary Investment Focus. The Fund invests, under normal circumstances, at least 65% of its total assets in equity securities of companies with public stock market capitalizations of $1 billion or less at the time of investment. However, the Fund currently emphasizes investments in companies with public stock market capitalizations of $500 million or less at the time of investment. Under normal circumstances, the Fund's investment horizon for ownership of stocks will be two to three years. Dividend income, if any, is an incidental consideration.

  Small Capitalization Companies. The Fund invests in companies which the Investment Adviser believes are well managed niche businesses that have the potential to achieve high or improving returns on capital and/or above average sustainable growth. The Fund may invest in securities of small market capitalization companies which may have experienced financial difficulties. Investments may also be made in companies that are in the early stages of their life and that the Investment Adviser believes have significant growth potential. The Investment Adviser believes that the companies in which the Fund may invest offer greater opportunity for growth of capital than larger, more mature, better known companies. However, investments in such small market capitalization companies involve special risks. See "Description of Securities" and "Risk Factors."

  Other. The Fund may invest in the aggregate up to 35% of its total assets in the equity securities of companies with public stock market capitalizations in excess of $1 billion and in fixed income securities. In addition, although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 25% of its total assets in foreign securities, including securities of issuers in Emerging Countries and securities quoted in foreign currencies.

 EMERGING MARKETS EQUITY FUND


  Objective. The Fund's investment objective is to provide investors with long-term capital appreciation.

  Primary Investment Focus. The Fund invests, under normal market circumstances, substantially all, and at least 65%, of its total assets in equity securities of Emerging Country issuers. For purposes of the Fund's investment policies, Emerging Countries are countries with economies or securities markets that are considered by the Investment Adviser not to be fully developed. The Investment Adviser may consider, but is not bound by, classifications by the World Bank, the International Finance Corporation or the United Nations and its agencies in determining whether a country is emerging or developed. Currently, Emerging Countries include among others, most Latin American, African, Asian and Eastern European nations. The Investment Adviser currently intends that the Fund's investment focus will be in the following Emerging Countries: Argentina, Botswana, Brazil, Chile, China, Colombia, the Czech Republic, Egypt, Greece, Hong Kong, Hungary, India, Indonesia, Israel, Jordan, Kenya, Malaysia, Mexico, Morocco, Pakistan, Peru, the Philippines, Poland, Portugal, Russia, Singapore, South Africa, South Korea, Sri Lanka, Taiwan, Thailand, Turkey, Venezuela and Zimbabwe. At the Investment Adviser's discretion, the Fund may invest in other Emerging Countries.

  An Emerging Country issuer is any entity that satisfies at least one of the following criteria: (i) it derives 50% or more of its total revenue from goods produced, sales made or services performed in one or more Emerging Countries,
(ii) it is organized under the laws of, or has a principal office in, an Emerging Country, (iii) it maintains 50% or more of its assets in one or more of the Emerging Countries or (iv) the principal securities trading market for a class of its securities is in an Emerging Country.

  Investments in Emerging Countries involve certain risks as described under "Risk Factors--Special Risks of Investments in the Asian and Other Emerging Markets," which are not present in investments in more developed countries. The Fund may purchase privately placed equity securities, equity securities of companies that are in the process of being privatized by foreign governments, securities of issuers that have not paid dividends on a timely basis, equity securities of issuers that have experienced difficulties, and securities of companies without performance records.

  Other. The Fund may employ certain currency management techniques to seek to hedge against currency exchange rate fluctuations or to seek to increase total return. When used to seek to enhance return, these management techniques are considered speculative. Such currency management techniques involve risks different from those associated with investing solely in securities of U.S. issuers quoted in U.S. dollars. To the extent that the Fund is fully invested in foreign securities while also maintaining currency positions, it may be exposed to greater combined risk. The Fund's net currency positions may expose it to risks independent of its securities positions. See "Description of Securities," "Investment Techniques" and "Risk Factors."

  Under normal circumstances, the Fund maintains investments in at least six Emerging Countries and will not invest more than 35% of its total assets in securities of issuers in any one Emerging Country. Allocation of the Fund's investments will depend upon the relative attractiveness of the Emerging Country markets and particular issuers. In addition, macro-economic factors and the portfolio manager's and Goldman Sachs economists' views of the relative attractiveness of Emerging Countries and currencies are considered in allocating the Fund's assets among Emerging Countries. Concentration of the Fund's assets in one or a few Emerging Countries and currencies will subject the Fund to greater risks than if the Fund's assets were not geographically concentrated. See "Description of Securities--Foreign Transactions" and "Risk Factors." The Fund may invest in the aggregate up to 35% of its total assets in (i) fixed income securities of private and governmental Emerging Country issuers, (ii) equity and fixed income securities of issuers in developed countries and (iii) temporary investments.

 ASIA GROWTH FUND


  Objective. The Fund's investment objective is to provide investors with long-term capital appreciation.

  Primary Investment Focus. The Fund invests, under normal market circumstances, substantially all, and at least 65%, of its total assets in equity securities of companies that satisfy at least one of the following criteria: (i) their securities are traded principally on stock exchanges in one or more of the Asian countries, (ii) they derive 50% or more of their total revenue from goods produced, sales made or services performed in one or more of the Asian countries, (iii) they maintain 50% or more of their assets in one or more of the Asian countries, or (iv) they are organized under the laws of one of the Asian countries. The Fund seeks to achieve its objective by investing primarily in equity securities of Asian companies which are considered by the Investment Adviser to have long-term capital appreciation potential. Many of the countries in which the Fund may invest have emerging markets or economies which involve certain risks as described under "Risk Factors--Special Risks of Investments in the Asian and Other Emerging Markets," which are not present in investments in more developed countries. The Fund may purchase equity securities of issuers that have not paid dividends on a timely basis, securities of companies that have experienced difficulties, and securities of companies without performance records.

  Other. The Fund may employ certain currency management techniques to seek to hedge against currency exchange rate fluctuations or to seek to increase total return. When used to seek to enhance return, these management techniques are considered speculative. Such currency management techniques involve risks different from those associated with investing solely in securities of U.S. issuers quoted in U.S. dollars. To the extent that the Fund is fully invested in foreign securities while also maintaining currency positions, it may be exposed to greater combined risk. The Fund's net currency positions may expose it to risks independent of its securities positions. See "Description of Securities," "Investment Techniques" and "Risk Factors."

  The Fund may allocate its assets among the Asian countries as determined from time to time by the Investment Adviser. For purposes of the Fund's investment policies, Asian countries are China, Hong Kong, India, Indonesia, Malaysia, Pakistan, the Philippines, Singapore, South Korea, Sri Lanka, Taiwan and Thailand as well as any other country in the Asian region (other than Japan) to the extent that foreign investors are permitted by applicable law to make such investments. Allocation of the Fund's investments will depend upon the relative attractiveness of the Asian markets and particular issuers. Concentration of the Fund's assets in one or a few of the Asian countries and Asian currencies will subject the Fund to greater risks than if the Fund's assets were not geographically concentrated. See "Description of Securities-- Foreign Investments." The Fund may invest in the aggregate up to 35% of its total assets in equity securities of issuers in other countries, including Japan, and in fixed income securities.


                           DESCRIPTION OF SECURITIES


CONVERTIBLE SECURITIES

  Each Fund may invest in convertible securities, including debt obligations and preferred stock of the issuer convertible at a stated exchange rate into common stock of the issuer. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. As with all fixed income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer's capital structure and consequently entail less risk than the issuer's common stock. In evaluating a convertible security, the Investment Adviser will give primary emphasis to the attractiveness of the underlying common stock. The convertible debt securities in which the Balanced Fund invests will be rated, at the time of investment, B or better by Standard & Poor's Ratings Group ("Standard & Poor's") or Moody's Investors Service, Inc. ("Moody's"), or if unrated by such rating organizations, determined to be of comparable quality by the Investment Adviser. The convertible securities in which the CORE U.S. Equity, CORE Large Cap Growth, CORE Small Cap Equity and CORE International Equity Funds invest are not subject to any minimum rating criteria. The convertible debt securities in which the other Funds may invest are subject to the same rating criteria as a Fund's investments in non-convertible debt securities. Convertible debt securities are equity investments for purposes of each Fund's investment policies.

FOREIGN INVESTMENTS

  FOREIGN SECURITIES. Each Fund may invest in the securities of foreign issuers (provided that the CORE U.S. Equity, CORE Large Cap Growth and CORE Small Cap Equity Funds may only invest in equity securities of foreign issuers that are traded in the U.S. and comply with U.S. accounting standards). Investments in foreign securities may offer potential benefits that are not available from investments exclusively in equity securities of domestic issuers quoted in U.S. dollars. Foreign countries may have economic policies or business cycles different from those of the U.S. and markets for foreign securities do not necessarily move in a manner parallel to U.S. markets.

  Investing in the securities of foreign issuers involves risks that are not typically associated with investing in equity securities of domestic issuers quoted in U.S. dollars. Such investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. In addition, if the currency in which a Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends. Commissions on transactions in foreign securities may be higher than those for similar transactions on domestic stock markets. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have on occasion been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

  Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the U.S. Foreign securities markets may have substantially less volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains), limitations on the removal of funds or other assets of the Funds, political or social instability or diplomatic developments which could affect investments in those countries.

  INVESTMENTS IN ADRS, EDRS AND GDRS. Each Fund may invest in foreign securities which take the form of sponsored and unsponsored American Depository Receipts ("ADRs") and Global Depository Receipts ("GDRs") and each Fund, other than the CORE U.S. Equity, CORE Large Cap Growth and CORE Small Cap Equity Funds, may also invest in European Depository Receipts ("EDRs") or other similar instruments representing securities of foreign issuers (together, "Depository Receipts"). ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the United States on exchanges or over-the-counter and are sponsored and issued by domestic banks. EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security. To the extent a Fund acquires Depository Receipts through banks which do not have a contractual relationship with the foreign issuer of the security underlying the Depository Receipts to issue and service such Depository Receipts (unsponsored Depository Receipts), there may be an increased possibility that the Fund would not become aware of and be able to respond to corporate actions, such as stock splits or rights offerings involving the foreign issuer, in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. Investment in Depository Receipts does not eliminate all the risks inherent in investing in securities of non-U.S. issuers. The market value of Depository Receipts is dependent upon the market value of the underlying securities and fluctuations in the relative value of the currencies in which the Depository Receipt and the underlying securities are quoted. However, by investing in Depository Receipts, such as ADRs, that are quoted in U.S. dollars, a Fund will avoid currency risks during the settlement period for purchases and sales.

  FOREIGN CURRENCY TRANSACTIONS. Because investment in foreign issuers will usually involve currencies of foreign countries, and because the Balanced, CORE International Equity, International Equity, Emerging Markets Equity and Asia Growth Funds may have currency exposure independent of their securities positions, the value of the assets of a Fund as measured in U.S. dollars will be affected by changes in foreign currency exchange rates. A Fund may, to the extent it invests in foreign securities, purchase or sell forward foreign currency exchange contracts for hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange rates. In addition, the Balanced, CORE International Equity, International Equity, Emerging Markets Equity and Asia Growth Funds may enter into such contracts to seek to increase total return when the Investment Adviser anticipates that the foreign currency will appreciate or depreciate in value, but securities denominated or quoted in that currency do not present attractive investment opportunities and are not held in the Fund's portfolio. When entered into to seek to enhance return, forward foreign currency exchange contracts are considered speculative. The Balanced, CORE International Equity, International Equity, Emerging Markets Equity and Asia Growth Funds may also engage in cross-hedging by using forward contracts in a currency different from that in which the hedged security is denominated or quoted if the Investment Adviser determines that there is a pattern of correlation between the two currencies. If a Fund enters into a forward foreign currency exchange contract to buy foreign currency for any purpose or the Balanced, CORE International Equity, International Equity, Emerging Markets Equity and Asia Growth Funds enter into forward foreign currency exchange contracts to sell foreign currency to seek to increase total return, the Fund will be required to place cash or liquid assets in a segregated account with the Fund's custodian in an amount equal to the value of the Fund's total assets committed to the consummation of the forward contract. The Fund will incur costs in connection with conversions between various currencies. A Fund may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Investment Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relevant exchange rate.

  Currency exchange rates may fluctuate significantly over short periods of time causing, along with other factors, a Fund's net asset value to fluctuate. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks or the failure to intervene or by currency controls or political developments in the U.S. or abroad. To the extent that a substantial portion of a Fund's total assets, adjusted to reflect the Fund's net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries.

  The market in forward foreign currency exchange contracts, currency swaps and other privately negotiated currency instruments offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. Such contracts are subject to the risk that the counterparty to the contract will default on its obligations. Since these contracts are not guaranteed by an exchange or clearinghouse, a default on the contract would deprive the Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the Fund to cover its purchase or sale commitments, if any, at the current market price. A Fund will not enter into forward foreign currency exchange contracts, currency swaps or other privately negotiated currency instruments unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is considered to be investment grade by the Investment Adviser.

  The Balanced, CORE International Equity, International Equity, Emerging Markets Equity and Asia Growth Funds may also engage in a variety of foreign currency management techniques. However, due to the limited market for these instruments with respect to the currencies of many Emerging Countries, including certain Asian countries, the Investment Advisers do not currently anticipate that a significant portion of Emerging Markets Equity and Asia Growth Fund's currency exposure will be covered by such instruments. For a discussion of such instruments and the risks associated with their use, see "Investment Objective and Policies" in the Additional Statement.

FIXED INCOME SECURITIES

  U.S. GOVERNMENT SECURITIES. Each Fund may invest in U.S. Government securities. Generally, these securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. Government agencies, instrumentalities or sponsored enterprises. U.S. Government securities also include Treasury receipts and other stripped U.S. Government securities, where the interest and principal components of stripped U.S. Government securities are traded independently. A Fund may also invest in zero coupon U.S. Treasury securities and in zero coupon securities issued by financial institutions, which represent a proportionate interest in underlying U.S. Treasury securities. A zero coupon security pays no interest to its holder during its life and its value consists of the difference between its face value at maturity and its cost. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically. See "Taxation" in the Additional Statement.

  FOREIGN GOVERNMENT SECURITIES. The Balanced, CORE International Equity, International Equity, Emerging Markets Equity and Asia Growth Funds may invest in debt obligations of foreign governments and governmental agencies, including those of Emerging Countries. Investment in sovereign debt obligations involves special risks not present in debt obligations of corporate issuers. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Fund may have limited recourse in the event of a default. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt, and in turn a Fund's net asset value, to a greater extent than the volatility inherent in debt obligations of U.S. issuers. A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward international lenders and the political constraints to which a sovereign debtor may be subject.

  MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. Each Fund (other than the CORE U.S. Equity, CORE Large Cap Growth, CORE Small Cap Equity and CORE International Equity Funds) may invest in mortgage-backed securities ("Mortgage-Backed Securities"), which represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Each Fund (other than the CORE U.S. Equity, CORE Large Cap Growth, CORE Small Cap Equity and CORE International Equity Funds) may also invest in asset-backed securities ("Asset-Backed Securities"). The principal and interest payments on Asset-Backed Securities are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Such asset pools are securitized through the use of special purpose trusts or corporations. Principal and interest payments may be credit enhanced by a letter of credit, a pool insurance policy or a senior/subordinated structure.

  The Balanced Fund may also invest in stripped Mortgage-Backed Securities ("SMBS") (including interest only and principal only securities), which are derivative multiple class Mortgage-Backed Securities. SMBS are usually structured with two different classes: one that receives 100% of the interest payments and the other that receives 100% of the principal payments from a pool of mortgage loans. If the underlying mortgage loans experience different than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest from mortgage loans are generally higher than prevailing market yields on other Mortgage-Backed Securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

  CORPORATE DEBT OBLIGATIONS. Each Fund may invest in corporate debt obligations. Corporate debt obligations are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations.

  BANK OBLIGATIONS. Each Fund may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitation time deposits, bankers' acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation. Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry.

  STRUCTURED SECURITIES. Each Fund may invest in structured securities. The value of the principal of and/or interest on such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, result in the loss of a Fund's investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may entail a greater degree of market risk than other types of fixed-income securities. Structured securities may also be more volatile, less liquid and more difficult to accurately price than less complex securities.

  RATING CRITERIA. Except as noted below, each Fund (other than the CORE U.S. Equity, CORE Large Cap Growth, CORE Small Cap Equity and CORE International Equity Funds, which only invest in debt instruments that are cash equivalents) may invest in debt securities rated at least investment grade at the time of investment. Investment grade debt securities are securities rated BBB or higher by Standard & Poor's or Baa or higher by Moody's. A security will be deemed to have met a rating requirement if it receives the minimum required rating from at least one such rating organization even though it has been rated below the minimum rating by one or more other rating organizations, or if unrated by such rating organizations, determined by the Investment Adviser to be of comparable credit quality. The Balanced Fund may invest up to 10% of its total assets on debt securities that are rated BB or B by Standard & Poor's or Ba or B by Moody's. The Growth and Income, Capital Growth, Small Cap Equity, International Equity, Emerging Markets Equity and Asia Growth Funds may invest up to 10%, 10%, 35%, 35%, 35% and 35%, respectively, of their total assets in debt securities which are unrated or rated in the lowest rating categories by Standard & Poor's or Moody's (i.e., BB or lower by Standard & Poor's or Ba or lower by Moody's), including securities rated D by Moody's or Standard & Poor's. Mid Cap Equity Fund may invest up to 10% of its total assets in below investment grade debt securities rated B or higher by Standard & Poor's or B or higher by Moody's. Fixed income securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers' capacity to pay interest and repay principal. Fixed income securities rated BB or Ba or below (or comparable unrated securities) are commonly referred to as "junk bonds," are considered predominately speculative and may be questionable as to principal and interest payments. In some cases, such bonds may be highly speculative, have poor prospects for reaching investment grade standing and be in default. As a result, investment in such bonds will entail greater speculative risks than those associated with investment in investment grade bonds. Also, to the extent that the rating assigned to a security in a Fund's portfolio is downgraded by a rating organization, the market price and liquidity of such security may be adversely affected. See Appendix A to the Additional Statement for a description of the corporate bond ratings assigned by Standard & Poor's and Moody's.

REAL ESTATE INVESTMENT TRUSTS ("REITS")

  Each Fund may invest in REITs, which are pooled investment vehicles that invest primarily in either real estate or real estate related loans. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependant upon cash flow from their investments to repay financing costs and the ability of the REITs' manager. REITs are also subject to risks generally associated with investments in real estate. A Fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.


                             INVESTMENT TECHNIQUES


OPTIONS ON SECURITIES AND SECURITIES INDICES

  Each Fund (other than the CORE U.S. Equity and CORE Large Cap Growth Funds) may write (sell) covered call and put options and purchase call and put options on any securities in which it may invest or on any securities index composed of securities in which it may invest. The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of options to seek to increase total return involves the risk of loss if the Investment Adviser is incorrect in its expectation of fluctuations in securities prices or interest rates. The successful use of options for hedging purposes also depends in part on the ability of the Investment Adviser to manage future price fluctuations and the degree of correlation between the options and securities markets. If the Investment Adviser is incorrect in its expectation of changes in securities prices or determination of the correlation between the securities indices on which options are written and purchased and the securities in a Fund's investment portfolio, the investment performance of the Fund will be less favorable than it would have been in the absence of such options transactions. The writing of options could significantly increase a Fund's portfolio turnover rate and, therefore, associated brokerage commissions or spreads.

OPTIONS ON FOREIGN CURRENCIES

  A Fund may, to the extent it invests in foreign securities, purchase and sell (write) call and put options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of foreign portfolio securities and anticipated dividends on such securities and against increases in the U.S. dollar cost of foreign securities to be acquired. In addition, the Balanced, CORE International Equity, International Equity, Emerging Markets Equity and Asia Growth Funds may use options on currency to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates for a different currency, if there is a pattern of correlation between the two currencies. As with other kinds of option transactions, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received. If an option that a Fund has written is exercised, the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to a Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs. In addition to purchasing call and put options for hedging purposes, the Balanced, CORE International Equity, International Equity, Emerging Markets Equity and Asia Growth Funds may purchase call or put options on currency to seek to increase total return when the Investment Adviser anticipates that the currency will appreciate or depreciate in value, but the securities quoted or denominated in that currency do not present attractive investment opportunities and are not held in the Fund's portfolio. When purchased or sold to seek to increase total return, options on currencies are considered speculative. Options on foreign currencies written or purchased by the Funds are traded on U.S. and foreign exchanges or over-the-counter.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

  To seek to increase total return or to hedge against changes in interest rates, securities prices or currency exchange rates, a Fund may purchase and sell various kinds of futures contracts, and purchase and write call and put options on any of such futures contracts. Each Fund may also enter into closing purchase and sale transactions with respect to any such contracts and options. The futures contracts may be based on various securities (such as U.S. Government securities), foreign currencies, securities indices and other financial instruments and indices. The CORE U.S. Equity and CORE Large Cap Growth Funds may enter into such transactions only with respect to the S&P 500 Index in the case of the CORE U.S. Equity Fund and a representative index in the case of the CORE Large Cap Growth Fund. A Fund will engage in futures and related options transactions for bona fide hedging purposes as defined in regulations of the Commodity Futures Trading Commission or to seek to increase total return to the extent permitted by such regulations. A Fund may not purchase or sell futures contracts or purchase or sell related options to seek to increase total return, except for closing purchase or sale transactions, if immediately thereafter the sum of the amount of initial margin deposits and premiums paid on the Fund's outstanding positions in futures and related options entered into for the purpose of seeking to increase total return would exceed 5% of the market value of the Fund's net assets. These transactions involve brokerage costs, require margin deposits and, in the case of contracts and options obligating a Fund to purchase securities or currencies, require the Fund to segregate and maintain cash or liquid assets with a value equal to the amount of the Fund's obligations.

  While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. See "Investment Objectives and Policies--Futures Contracts and Options on Future Contracts" in the Additional Statement. Thus, while a Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in poorer overall performance than if the Fund had not entered into any futures contracts or options transactions. Because perfect correlation between a futures position and portfolio position that is intended to be protected is impossible to achieve, the desired protection may not be obtained and a Fund may be exposed to risk of loss. The loss incurred by a Fund in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received. Futures markets are highly volatile and the use of futures may increase the volatility of a Fund's net asset value. The profitability of a Fund's trading in futures to seek to increase total return depends upon the ability of the Investment Adviser to correctly analyze the futures markets. In addition, because of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to a Fund. Further, futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS

  Each Fund may purchase when-issued securities. When-issued transactions arise when securities are purchased by a Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. Each Fund may also purchase securities on a forward commitment basis; that is, make contracts to purchase securities for a fixed price at a future date beyond the customary three-day settlement period. A Fund is required to hold and maintain in a segregated account with the Fund's custodian until three days prior to the settlement date, cash or liquid assets in an amount sufficient to meet the purchase price. Alternatively, each Fund may enter into offsetting contracts for the forward sale of other securities that it owns. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date. Although a Fund would generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, a Fund may dispose of when-issued securities or forward commitments prior to settlement if its Investment Adviser deems it appropriate to do so.

ILLIQUID AND RESTRICTED SECURITIES

  A Fund will not invest more than 15% of its net assets in illiquid investments, which include securities (both foreign and domestic) that are not readily marketable, swap transactions, certain SMBS, repurchase agreements maturing in more than seven days, time deposits with a notice or demand period of more than seven days, and certain restricted securities, unless it is determined, based upon the continuing review of the trading markets for a specific restricted security, that such restricted security is eligible for resale under Rule 144A under the Securities Act of 1933 and, therefore, is liquid. The Trustees have adopted guidelines and delegated to the Investment Advisers the daily function of determining and monitoring the liquidity of portfolio securities. The Trustees, however, retain oversight focusing on factors such as valuation, liquidity and availability of information and are ultimately responsible for each determination. Investing in restricted securities eligible for resale pursuant to Rule 144A may decrease the liquidity of a Fund's portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

REPURCHASE AGREEMENTS

  Each Fund may enter into repurchase agreements with dealers in U.S. Government securities and member banks of the Federal Reserve System which furnish collateral at least equal in value or market price to the amount of their repurchase obligation. The Balanced, CORE International Equity, International Equity, Emerging Markets Equity and Asia Growth Funds may also enter into repurchase agreements involving certain foreign government securities. If the other party or "seller" defaults, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund in connection with the related repurchase agreement are less than the repurchase price. In addition, in the event of bankruptcy of the seller or failure of the seller to repurchase the securities as agreed, a Fund could suffer losses, including loss of interest on or principal of the security and costs associated with delay and enforcement of the repurchase agreement. The Trustees have reviewed and approved certain counterparties whom they believe to be creditworthy and have authorized the Funds to enter into repurchase agreements with such counterparties. In addition, each Fund, together with other registered investment companies having management agreements with an Investment Adviser, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

LENDING OF PORTFOLIO SECURITIES

  Each Fund may also seek to increase its income by lending portfolio securities. Under present regulatory policies, such loans may be made to institutions, such as certain broker-dealers, and are required to be secured continuously by collateral in cash, cash equivalents, or U.S. Government securities maintained on a current basis in an amount at least equal to the market value of the securities loaned. Cash collateral may be invested in cash equivalents. If an Investment Adviser determines to make securities loans, the value of the securities loaned may not exceed 33 1/3% of the value of the total assets of a Fund. A Fund may experience a loss or delay in the recovery of its securities if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund.

SHORT SALES AGAINST-THE-BOX

  Each Fund (other than the CORE U.S. Equity, CORE Large Cap Growth, CORE Small Cap Equity and CORE International Equity Funds) may make short sales of securities or maintain a short position, provided that at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for an equal amount of the securities of the same issuer as the securities sold short (a short sale against-the-box). Not more than 25% of a Fund's net assets (determined at the time of the short sale) may be subject to such short sales. Short sales will be made primarily to defer realization of gain or loss for federal tax purposes; a gain or loss in a Fund's long position will be offset by a gain or loss in its short position.

MORTGAGE DOLLAR ROLLS

  The Balanced Fund may enter into mortgage "dollar rolls" in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date for the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund. The Fund will hold and maintain in a segregated account until the settlement date cash or liquid assets in an amount equal to the forward purchase price. Successful use of mortgage dollar rolls depends upon the Investment Adviser's ability to predict correctly interest rates and mortgage prepayments. There is no assurance that mortgage dollar rolls can be successfully employed. For financial reporting and tax purposes, the Fund treats mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale. The Fund does not currently intend to enter into mortgage dollar rolls that are accounted for as a financing.

TEMPORARY INVESTMENTS

  Each Fund may, for temporary defensive purposes, invest 100% of its total assets (except that the CORE U.S. Equity, CORE Large Cap Growth, CORE Small Cap Equity, CORE International Equity and Emerging Markets Equity Funds may only hold up to 35% of their respective total assets) in U.S. Government securities, repurchase agreements collateralized by U.S. Government securities, commercial paper rated at least A-2 by Standard & Poor's or P-2 by Moody's, certificates of deposit, bankers' acceptances, repurchase agreements, non-convertible preferred stocks, non-convertible corporate bonds with a remaining maturity of less than one year or, subject to certain tax restrictions, foreign currencies. When a Fund's assets are invested in such instruments, the Fund may not be achieving its investment objective.

MISCELLANEOUS TECHNIQUES

  In addition to the techniques and investments described above, each Fund may, with respect to no more than 5% of its net assets, engage in the following techniques and investments: (i) warrants and stock purchase rights,
(ii) currency swaps (Balanced, CORE International Equity, International Equity, Emerging Markets Equity and Asia Growth Funds only), (iii) mortgage swaps, index swaps and interest rate swaps, caps, floors and collars (Balanced Fund only), (iv) yield curve options and inverse floating rate securities (Balanced Fund only), (v) other investment companies, (vi) unseasoned companies and (vii) municipal securities (Balanced Fund only). For more information see the Additional Statement.


                                 RISK FACTORS

  RISK OF INVESTING IN SMALL CAPITALIZATION COMPANIES. Investing in the securities of such companies involves greater risk and the possibility of greater portfolio price volatility. Historically, small market capitalization stocks and stocks of recently organized companies have been more volatile in price than the larger market capitalization stocks included in the S&P 500 Index. Among the reasons for the greater price volatility of these small company and unseasoned stocks are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such stocks.

  SPECIAL RISKS OF INVESTMENTS IN THE ASIAN AND OTHER EMERGING
MARKETS. Investing in the securities of issuers in Emerging Countries involves risks in addition to those discussed under "Description of Securities-- Foreign Investments." The International Equity, Emerging Markets Equity and Asia Growth Funds may each invest without limit in the securities of issuers in Emerging Countries. The Balanced, Growth and Income, Small Cap Equity and Mid Cap Equity Funds may each invest up to 15%, the Capital Growth Fund may invest up to 10% and the CORE International Equity Fund may invest up to 25% of its total assets in securities of issuers in Emerging Countries. Emerging Countries are generally located in the Asia-Pacific region, Eastern Europe, Latin and South America and Africa. A Fund's purchase and sale of portfolio securities in certain Emerging Countries may be constrained by limitations as to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of a Fund, the Investment Adviser, its affiliates and their respective clients and other service providers. A Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.

  Foreign investment in the securities markets of certain Emerging Countries is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. For example, certain Asian countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by a Fund. The repatriation of both investment income and capital from certain Emerging Countries is subject to restrictions such as the need for governmental consents. Due to restrictions on direct investment in equity securities in certain Asian countries, such as Taiwan, it is anticipated that a Fund may invest in such countries only through other investment funds in such countries. See "Other Investment Companies" in the Additional Statement.

  Many Emerging Countries may be subject to a greater degree of economic, political and social instability than is the case in Western Europe, the United States, Canada, Australia, New Zealand and Japan. Many Emerging Countries do not have fully democratic governments. For example, governments of some Emerging Countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other Emerging Countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some Asian and other Emerging Countries. Unanticipated political or social developments may affect the values of a Fund's investments. Investing in Emerging Countries involves the risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. Economies in individual Emerging Countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many Emerging Countries have experienced currency devaluations and substantial and, in some cases, extremely high rates of inflation, which have a negative effect on the economies and securities markets of such Emerging Countries. Economies in Emerging Countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

  Brokerage commissions, custodial services and other costs relating to investment in international securities markets generally are more expensive than in the U.S. A Fund's investment in Emerging Countries may also be subject to withholding or other taxes, which may be significant and may reduce the return from an investment in such country to the Fund. Settlement procedures in Emerging Countries are frequently less developed and reliable than those in the United States and may involve a Fund's delivery of securities before receipt of payment for their sale. In addition, significant delays are common in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for a Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund's inability to complete its contractual obligations.

  Currently, there is no market or only a limited market for many of the management techniques and instruments with respect to the currencies and securities markets of the Emerging Countries. Consequently, there can be no assurance that suitable instruments for hedging currency and market-related risks will be available at the times when a Fund wishes to use them.

  RISK OF INVESTING IN FIXED INCOME SECURITIES. When interest rates decline, the market value of fixed income securities tends to increase. Conversely, when interest rates increase, the market value of fixed income securities tends to decline. Volatility of a security's market value will differ depending upon the security's duration, the issuer and the type of instrument. Investments in fixed income securities are subject to the risk that the issuer could default on its obligations and a Fund could sustain losses on such investments. A default could impact both interest and principal payments.

  RISKS OF DERIVATIVE TRANSACTIONS. A Fund's transactions, if any, in options, futures, options on futures, swap transactions, structured securities and currency forward contracts involve certain risks, including a possible lack of correlation between changes in the value of hedging instruments and the portfolio assets being hedged, the potential illiquidity of the markets for derivative instruments, the risks arising from the margin requirements and related leverage factors associated with such transactions. The use of these management techniques to seek to increase total return may be regarded as a speculative practice and involves the risk of loss if the Investment Adviser is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices. A Fund's use of certain derivative transactions may be limited by the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company.


                            INVESTMENT RESTRICTIONS

  Each Fund is subject to certain investment restrictions that are described in detail under "Investment Restrictions" in the Additional Statement. Fundamental investment restrictions of a Fund can not be changed without approval of a majority of the outstanding shares of that Fund. Each Fund's investment objectives and all policies not specifically designated as fundamental are non-fundamental and may be changed without shareholder approval. If there is a change in a Fund's investment objectives, shareholders should consider whether that Fund remains an appropriate investment in light of their then current financial positions and needs.


                              PORTFOLIO TURNOVER

  A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses which must be borne by a Fund and its shareholders and may under certain circumstances make it more difficult for a Fund to qualify as a regulated investment company under the Code. See "Financial Highlights" for a statement of each Fund's (other than the CORE Large Cap Growth, CORE Small Cap Equity, CORE International Equity and Emerging Markets Equity Funds) historical portfolio turnover ratio. It is anticipated that the annual portfolio turnover rates of the CORE Large Cap Growth, CORE Small Cap Equity, CORE International Equity and Emerging Markets Equity Funds will generally not exceed 70%, 70%, 70% and 100%, respectively. The portfolio turnover rate is calculated by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of a Fund's portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. Notwithstanding the foregoing, the Investment Adviser may, from time to time, make short-term investments when it believes such investments are in the best interest of a Fund.

                                  MANAGEMENT

TRUSTEES AND OFFICERS

  The Trustees are responsible for deciding matters of general policy and reviewing the actions of the Investment Advisers, distributor and transfer agent. The officers of the Trust conduct and supervise the Funds' daily business operations. The Additional Statement contains information as to the identity of, and other information about, the Trustees and officers of the Trust.

INVESTMENT ADVISERS

  INVESTMENT ADVISERS. Goldman Sachs Asset Management, One New York Plaza, New York, New York 10004, a separate operating division of Goldman Sachs, serves as the investment adviser to the Balanced, CORE Large Cap Growth, CORE Small Cap Equity, CORE International Equity, Growth and Income, Mid Cap Equity and Small Cap Equity Funds. Goldman Sachs registered as an investment adviser in 1981. Goldman Sachs Funds Management, L.P., One New York Plaza, New York, New York 10004, a Delaware limited partnership which is an affiliate of Goldman Sachs, serves as the investment adviser to the CORE U.S. Equity and Capital Growth Funds. Goldman Sachs Funds Management, L.P. registered as an investment adviser in 1990. Goldman Sachs Asset Management International, 133 Peterborough Court, London EC4A 2BB, England, an affiliate of Goldman Sachs, serves as the investment adviser to the International Equity, Emerging Markets Equity and Asia Growth Funds. Goldman Sachs Asset Management International became a member of the Investment Management Regulatory Organisation Limited in 1990 and registered as an investment adviser in 1991. As of June 30, 1997, Goldman Sachs Asset Management, Goldman Sachs Funds Management, L.P. and Goldman Sachs Asset Management International, together with their affiliates, acted as investment adviser, administrator or distributor for assets in excess
of $    billion.

  Under a Management Agreement with each Fund, the applicable Investment Adviser, subject to the general supervision of the Trustees, provides day-to-day advice as to the Fund's portfolio transactions. Goldman Sachs has agreed to permit the Trust to use the name "Goldman Sachs" or a derivative thereof as part of each Fund's name for as long as a Fund's Management Agreement is in effect.

  In performing its investment advisory services, each Investment Adviser, while remaining ultimately responsible for the management of the Funds, may rely upon the asset management division of its Singapore and Tokyo affiliates for portfolio decisions and management with respect to certain portfolio securities and is able to draw upon the research and expertise of its other affiliate offices. In addition, the Investment Advisers will haveaccess to the research of, and proprietary technical models developed by, Goldman Sachs and may apply quantitative and qualitative analysis in determining the appropriate allocations among the categories of issuers and types of securities.

  Under the Management Agreement, each Investment Adviser also: (i) supervises all non-advisory operations of each Fund that it advises; (ii) provides personnel to perform such executive, administrative and clerical services as are reasonably necessary to provide effective administration of each Fund;
(iii) arranges for at each Fund's expense (a) the preparation of all required tax returns, (b) the preparation and submission of reports to existing shareholders, (c) the periodic updating of prospectuses and statements of additional information and (d) the preparation of reports to be filed with the SEC and other regulatory authorities; (iv) maintains each Fund's records; and
(v) provides office space and all necessary office equipment and services.

 FUND MANAGERS


                                                              YEARS
                                                              PRIMARILY
         NAME AND TITLE           FUND RESPONSIBILITY         RESPONSIBLE     FIVE YEAR EMPLOYMENT HISTORY
         --------------           -------------------         -----------     ----------------------------
  George D. Adler                  Portfolio Manager--           Since      Mr. Adler joined the
   Vice President                  Capital Growth                1997       Investment Adviser in
                                                                            1997. Prior to 1997, he
                                                                            was a portfolio manager
                                                                            at Liberty Investment
                                                                            Management, Inc. and its
                                                                            predecessor firm
                                                                            ("Liberty").
----------------------------------------------------------------------------------------------------------
  G. Lee Anderson                  Portfolio Manager--           Since      Mr. Anderson joined the
   Vice President                  Growth and Income             1996       Investment Adviser in
                                   Mid Cap Equity                1997       1992. Prior to 1992, he
                                   Balanced (Equity)             1996       was a research analyst
                                                                            in the Investment
                                                                            Research Department of
                                                                            Goldman, Sachs & Co.
----------------------------------------------------------------------------------------------------------
  Eileen A. Aptman                 Portfolio Manager--           Since      Ms. Aptman jointed the
   Vice President                  Mid Cap Equity                1996       Investment Adviser in
                                   Growth and Income             1996       1993. Prior to 1993, she
                                   Balanced (Equity)             1996       was an equity analyst at
                                                                            Delphi Management.
----------------------------------------------------------------------------------------------------------
  Robert Beckwitt                  Portfolio Manager             Since      Mr. Beckwitt joined the
   Vice President                  Emerging Markets Equity       1997       Investment Adviser in
                                                                            1996. Prior to 1996, he
                                                                            was Chief Investment
                                                                            Strategist--Portfolio
                                                                            Advisory at Fidelity
                                                                            Investments.
----------------------------------------------------------------------------------------------------------
  Jonathan A. Beinner              Portfolio Manager--           Since      Mr. Beinner joined the
   Vice President and Co-Head      Balanced (Fixed Income)       1994       Investment Adviser in
   U.S. Fixed Income                                                        1990.
   Department
----------------------------------------------------------------------------------------------------------
  Kent A. Clark                    Portfolio Manager--           Since      Mr. Clark joined the
   Vice President                  CORE U.S. Equity              1996       Investment Adviser in
                                   CORE Large-Cap Growth         1997       1992. Prior to 1992, he
                                   CORE Small Cap Equity         1997       was studying for a Ph.D.
                                   CORE International Equity     1997       in finance at the
                                                                            University of Chicago.
----------------------------------------------------------------------------------------------------------
  Robert G. Collins                Portfolio Manager--           Since      Mr. Collins joined the
   Vice President                  Capital Growth                1997       Investment Adviser in
                                                                            1997. Prior to 1997, he
                                                                            was a portfolio manager
                                                                            at Liberty.
----------------------------------------------------------------------------------------------------------
  Herbert E. Ehlers                Senior Portfolio Manager--    Since      Mr. Ehlers joined the
   Managing Director               Capital Growth                1997       Investment Adviser in
                                                                            1997. Prior to 1997, he
                                                                            was the Chief Investment
                                                                            Officer of Liberty.
----------------------------------------------------------------------------------------------------------
  Gregory H. Ekizian               Portfolio Manager--           Since      Mr. Ekizian joined the
   Vice President                  Capital Growth                1997       Investment Adviser in
                                                                            1997. Prior to 1997, he
                                                                            was a portfolio manager
                                                                            at Liberty.
----------------------------------------------------------------------------------------------------------
  Paul D. Farrell                  Senior Portfolio Manager--    Since      Mr. Farrell joined the
   Vice President                  Small Cap Equity              1992       Investment Adviser in
                                                                            1991.
----------------------------------------------------------------------------------------------------------
  Ronald E. Gutfleish              Senior Portfolio Manager--    Since      Mr. Gutfleish joined the
   Vice President                  Growth and Income                        Investment Adviser in
                                   Mid Cap Equity                1993       1993. Prior to 1993, he
                                   Balanced (Equity)             1995       was a principal of
                                                                 1994       Sanford C. Bernstein &
                                                                            Co. in its Investment
                                                                            Management Research
                                                                            Department.
----------------------------------------------------------------------------------------------------------
  Roderick D. Jack                 Portfolio Manager--           Since      Mr. Jack joined the
   Managing Director               International Equity          1992       Investment Adviser in
                                                                            1992. Prior to 1992, he
                                                                            worked in the advisory
                                                                            and financing group for
                                                                            S.G. Warburg in London.
----------------------------------------------------------------------------------------------------------
  Robert C. Jones                  Senior Portfolio Manager--    Since      Mr. Jones joined the
   Managing Director               CORE U.S. Equity              1991       Investment Adviser in
                                   CORE Large Cap Growth         1997       1989. From 1987 to 1989,
                                   CORE Small Cap Equity         1997       Mr. Jones was a senior
                                   CORE International Equity     1997       quantitative analyst in
                                                                            the Research Department.

                                                        YEARS
                                                        PRIMARILY
      NAME AND TITLE        FUND RESPONSIBILITY         RESPONSIBLE     FIVE YEAR EMPLOYMENT HISTORY
      --------------        -------------------         -----------     ----------------------------
  Marcel Jongen              Portfolio Manager--           Since      Mr. Jongen joined the
   Executive Director        International Equity          1992       Investment Adviser in
                                                                      1992. Prior to 1992, he
                                                                      was head of equities at
                                                                      Philips Pension Fund in
                                                                      Eindhoven.
----------------------------------------------------------------------------------------------------
  Richard C. Lucy            Portfolio Manager--           Since      Mr. Lucy joined the
   Vice President            Balanced (Fixed Income)       1994       Investment Adviser in
   Co-Head U.S.                                                       1992. Prior to 1992, he
   Fixed Income                                                       managed fixed income
   Department                                                         assets at Brown Brothers
                                                                      Harriman & Co.
----------------------------------------------------------------------------------------------------
  Alice Lui                  Portfolio Manager--           Since      Ms. Lui joined the
   Vice President            Asia Growth                   1994       Investment Adviser in
                                                                      1990.
----------------------------------------------------------------------------------------------------
  Shogo Maeda                Portfolio Manager--           Since      Mr. Maeda joined the
   Vice President            International Equity          1994       Investment Adviser in
                                                                      1994. Prior to 1994, he
                                                                      worked at Nomura
                                                                      Investment Management
                                                                      Incorporated and for a
                                                                      period at Manufacturers
                                                                      Hanover Bank in New
                                                                      York.
----------------------------------------------------------------------------------------------------
  Matthew B. McLennan        Assistant Portfolio           Since      Mr. McLennan joined the
   Associate                 Manager--                     1996       Investment Adviser in
                             Small Cap Equity                         1995. Prior to 1995, he
                                                                      worked in the Investment
                                                                      Banking Division of
                                                                      Goldman, Sachs & Co. in
                                                                      Australia. Prior to
                                                                      that, Mr. McLennan
                                                                      worked at Queensland
                                                                      Investment Corporation
                                                                      in Australia.
----------------------------------------------------------------------------------------------------
  Warwick M. Negus           Senior Portfolio Manager--    Since      Mr. Negus joined the
   Managing Director         Asia Growth                   1994       Investment Adviser in
                             Portfolio Manager--                      1994. Prior to 1994, he
                             International Equity          1994       was a vice president of
                             Emerging Markets Equity       1997       Bankers Trust Australia
                                                                      Ltd.
----------------------------------------------------------------------------------------------------
  Victor H. Pinter           Portfolio Manager--           Since      Mr. Pinter joined the
   Vice President            CORE U.S. Equity              1996       Investment Adviser in
                             CORE Large Cap Growth         1997       1990.
                             CORE Small Cap Equity         1997
                             CORE International Equity     1997
----------------------------------------------------------------------------------------------------
  Ramakrishna Shanker        Portfolio Manager--           Since      Mr. Shanker joined the
   Vice President            Asia Growth                   1997       Investment Adviser in
                                                                      1997. Prior to 1997, he
                                                                      worked for the
                                                                      Investment Banking
                                                                      Division of Goldman,
                                                                      Sachs & Co. in
                                                                      Singapore.
----------------------------------------------------------------------------------------------------
  David G. Shell             Portfolio Manager--           Since      Mr. Shell joined the
   Vice President            Capital Growth                1997       Investment Adviser in
                                                                      1997. Prior to 1997, he
                                                                      was a portfolio manager
                                                                      at Liberty.
----------------------------------------------------------------------------------------------------
  Ernest C. Segundo, Jr.     Portfolio Manager--           Since      Mr. Segundo joined the
   Vice President            Capital Growth                1997       Investment Adviser in
                                                                      1997. Prior to 1997, he
                                                                      was a portfolio manager
                                                                      at Liberty.
----------------------------------------------------------------------------------------------------
  Karma Wilson               Portfolio Manager--           Since      Ms. Wilson joined the
   Vice President            Asia Growth                   1995       Investment Adviser in
                                                                      1994. Prior to 1994, she
                                                                      was an investment
                                                                      analyst with Bankers
                                                                      Trust Australia Ltd.
                                                                      Before 1992 she was
                                                                      employed by Arthur
                                                                      Andersen LLP.


  It is the responsibility of the Investment Adviser to make investment decisions for a Fund and to place the purchase and sale orders for the Fund's portfolio transactions in U.S. and foreign securities and currency markets. Such orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, Goldman Sachs or its affiliates. In effecting purchases and sales of portfolio securities for the Funds, the Investment Advisers will seek the best price and execution of a Fund's orders. In doing so, where two or more brokers or dealers offer comparable prices and execution for a particular trade, consideration may be given to whether the broker or dealer provides investment research or brokerage services or sells shares of any Goldman Sachs Fund. See the Additional Statement for a further description of the Investment Advisers' brokerage allocation practices.

  As compensation for its services rendered and assumption of certain expenses pursuant to separate Management Agreements, GSAM, GSFM and GSAMI are entitled to the following fees, computed daily and payable monthly at the annual rates listed below:

                                                                FOR THE FISCAL
                                                   CONTRACTUAL    YEAR ENDED
                                                      RATE*    JANUARY 31, 1997*
                                                   ----------- -----------------
     GSAM
     Balanced.....................................    0.65%          0.65%
     Growth and Income............................    0.70%          0.70%
     CORE Large Cap Growth........................    0.75%            n/a
     CORE Small Cap Equity........................    1.00%            n/a
     CORE International Equity ...................    1.00%            n/a
     Mid Cap Equity...............................    0.75%          0.75%
     Small Cap Equity.............................    1.00%          1.00%
     GSFM
     CORE U.S. Equity.............................    0.75%          0.59%
     Capital Growth...............................    1.00%          1.00%
     GSAMI
     International Equity.........................    1.00%          0.89%
     Emerging Markets Equity......................    1.20%            n/a
     Asia Growth..................................    1.00%          0.86%

---------------------

*With respect to the Balanced, Growth and Income, CORE U.S. Equity, Capital Growth, Mid Cap Equity, International Equity, Small Cap Equity and Asia Growth Funds, a Management Agreement combining both advisory and administrative services was adopted effective April 30, 1997. The contractual rate set forth in the table is the rate payable under the Management Agreements and is identical to the aggregate advisory and administration fees payable by each Fund under the previous separate investment advisory (including subadvisory in the case of International Equity Fund) and administration agreements. For the fiscal year ended January 31, 1997, the annual rate expressed is the combined advisory and administration fees paid (after voluntary fee limitations). The difference, if any, between the stated fees and the actual fees paid by the Funds reflects that the applicable Investment Adviser did not charge the full amount of the fees to which it would have been entitled. The Investment Advisers may discontinue or modify such voluntary limitations in the future at their discretion, although they have no current intention to do so.

  The Investment Advisers to the Balanced, Growth and Income, CORE U.S. Equity, CORE Large Cap Growth, [CORE Small Cap Equity, CORE International Equity], Mid Cap International Equity, Emerging Markets Equity and Asia Growth Funds have voluntarily agreed to reduce or limit certain "Other Expenses" of such Funds (excluding management fees, service fees, taxes, interest and brokerage fees and litigation, indemnification and other extraordinary expenses and, in the case of each Fund other than Balanced and CORE Large Cap Growth Funds, transfer agency fees) to the extent such expenses exceed 0.10%, 0.11%, 0.06%, 0.05%, [ %,] [ %,] 0.06%, 0.20%, 0.16% and 0.24% per annum of such Funds' average daily net assets, respectively. Such reductions or limits, if any, are calculated monthly on a cumulative basis and may be discontinued or modified by the applicable Investment Adviser in its discretion at any time.

  ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS. The involvement of the Investment Advisers, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to a Fund or limit a Fund's investment activities. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Funds and/or which engage in and compete for transactions in the same type of securities, currencies and instruments as the Funds. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Funds and in general it is not anticipated that the Investment Advisers will have access to proprietary information for the purpose of managing a Fund. The results of a Fund's investment activities, therefore, may differ from those of Goldman Sachs and its affiliates and it is possible that a Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. From time to time, a Fund's activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. See "Management--Activities of Goldman Sachs and its Affiliates and Other Accounts Managed by Goldman Sachs" in the Additional Statement for further information.

DISTRIBUTOR AND TRANSFER AGENT

  Goldman Sachs, 85 Broad Street, New York, New York, serves as the exclusive distributor (the "Distributor") of each Fund's shares. Goldman Sachs, 4900 Sears Tower, Chicago, Illinois, also serves as each Fund's transfer agent (the "Transfer Agent") and as such performs various shareholder servicing functions. Shareholders with inquiries regarding a Fund should contact Goldman Sachs (as Transfer Agent) at the address or the telephone number set forth on the back cover page of this Prospectus. Goldman Sachs is not entitled to receive a transfer agency fee from the CORE U.S. Equity, International Equity and Asia Growth Funds with respect to Institutional or Service Shares. Goldman Sachs is entitled to receive a transfer agency fee from the Capital Growth, Growth and Income, Mid Cap Equity, Small Cap Equity and Emerging Markets Equity Funds equal to 0.04% of the average daily net assets of the Institutional and Service Shares of such Funds. Goldman Sachs is entitled to receive a fee from the Balanced, CORE International Equity, CORE Large Cap Growth and CORE Small Cap Equity Funds, with respect to Institutional and Service shares, equal to the fixed per account charge of $12,000 per year plus $7.50 per account, together with out-of-pocket and transaction related expenses (including those out-of-pocket expenses payable to servicing and/or sub-transfer agents) applicable to Class A and B shares plus 0.04% of the average daily net assets of the Institutional and Service classes of the CORE Large Cap Growth Fund.


                                NET ASSET VALUE

  The net asset value per share of each class of a Fund is calculated by the Fund's custodian as of the close of regular trading on the New York Stock Exchange (normally 3:00 p.m. Chicago time, 4:00 p.m. New York time), on each Business Day (as such term is defined under "Additional Information"). Net asset value per share of each class is calculated by determining the net assets attributable to each class and dividing by the number of outstanding shares of that class. Portfolio securities are valued based on market quotations or, if accurate quotations are not readily available, at fair value as determined in good faith under procedures established by the Trustees.

                            PERFORMANCE INFORMATION

  From time to time each Fund may publish average annual total return and the Balanced and Growth and Income Funds may publish their yield and distribution rates in advertisements and communications to shareholders or prospective investors. Average annual total return is determined by computing the average annual percentage change in value of $1,000 invested at the maximum public offering price for specified periods ending with the most recent calendar quarter, assuming reinvestment of all dividends and distributions at net asset value. The total return calculation assumes a complete redemption of the investment at the end of the relevant period. Each Fund may also from time to time advertise total return on a cumulative, average, year-by-year or other basis for various specified periods by means of quotations, charts, graphs or schedules. In addition, each Fund may furnish total return calculations based on investments at various sales charge levels or at net asset value. Any performance data which are based on the net asset value per share would be reduced if any applicable sales charge were taken into account. In addition to the above, each Fund may from time to time advertise its performance relative to certain averages, performance rankings, indices, other information prepared by recognized mutual fund statistical services and investments for which reliable performance data is available.

  The Balanced and Growth and Income Funds computes their yield by dividing net investment income earned during a recent thirty-day period by the product of the average daily number of shares outstanding and entitled to receive dividends during the period and the maximum offering price per share on the last day of the relevant period. The results are compounded on a bond equivalent (semi-annual) basis and then annualized. Net investment income per share is equal to the dividends and interest earned during the period, reduced by accrued expenses for the period. The calculation of net investment income for these purposes may differ from the net investment income determined for accounting purposes. The Balanced and Growth and Income Funds' quotations of distribution rate are calculated by annualizing the most recent distribution of net investment income for a monthly, quarterly or other relevant period and dividing this amount by the net asset value per share on the last day of the period for which the distribution rates are being calculated.

  Each Fund's total return, yield and distribution rate will be calculated separately for each class of shares in existence. Because each class of shares may be subject to different expenses, the total return, yield and distribution rate calculations with respect to each class of shares for the same period will differ. See "Shares of the Trust."

  The investment results of a Fund will fluctuate over time and any presentation of investment results for any prior period should not be considered a representation of what an investment may earn or what the Fund's performance may be in any future period. In addition to information provided in shareholder reports, the Funds may, in their discretion, from time to time make a list of their holdings available to investors upon request.


                              SHARES OF THE TRUST

  Each Fund is a series of Goldman Sachs Trust, which was formed under the laws of the State of Delaware on January 28, 1997. The Funds were formerly series of Goldman Sachs Equity Portfolios, Inc., a Maryland corporation, and were reorganized into the Trust as of April 30, 1997. The Trustees have authority under the Trust's Declaration of Trust to create and classify shares of beneficial interests in separate series, without further action by shareholders. Additional series may be added in the future. The Trustees also have authority to classify and reclassify any series or portfolio of shares into one or more classes.

  When issued, shares are fully paid and non-assessable. In the event of liquidation, shareholders are entitled to share pro rata in the net assets of the applicable Fund available for distribution to such shareholders. All shares, are freely transferable and have no preemptive, subscription or conversion rights. Shareholders are entitled to one vote per share, provided that, at the option of the Trustees, shareholders will be entitled to a number of votes based upon the net asset values represented by their shares.

  As of      , 1997, State Street Bank and Trust Company as Trustee for
Goldman Sachs Profit Sharing Master Trust, Attention: Louis Pereira, P.O. Box 1992, Boston, MA 02105-1992 was recordholder of 97.88% of Mid Cap Equity Fund's outstanding shares.

  The Trust does not intend to hold annual meetings of shareholders. However, pursuant to the Trust's By-Laws, the recordholders of at least 10% of the shares outstanding and entitled to vote at a special meeting may require the Trust to hold such special meeting of shareholders for any purpose and recordholders may, under certain circumstances, as permitted by the Act, communicate with other shareholders in connection with requiring a special meeting of shareholders. The Trustees will call a special meeting of shareholders for the purpose of electing Trustees if, at any time, less than a majority of Trustees holding office at the time were elected by shareholders.

  In the interest of economy and convenience, the Trust does not issue certificates representing the Funds' shares. Instead, the Transfer Agent maintains a record of each shareholder's ownership. Each shareholder receives confirmation of purchase and redemption orders from the Transfer Agent. Fund shares and any dividends and distributions paid by the Fund are reflected in account statements from the Transfer Agent.


                                   TAXATION

FEDERAL TAXES

  Each Fund is treated as a separate entity for tax purposes. The CORE Large Cap Growth, CORE Small Cap Equity, CORE International Equity and Emerging Markets Equity Funds intend to elect and each other Fund has elected to be treated as a regulated investment company and each Fund intends to qualify for such treatment for each taxable year under Subchapter M of the Code. To qualify as such, a Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders. As a regulated investment company, a Fund will not be subject to federal income or excise tax on any net investment income and net realized capital gains that are distributed to its shareholders in accordance with certain timing requirements of the Code.

  Dividends paid by a Fund from net investment income, certain net realized foreign exchange gains, the excess of net short-term capital gain over net long-term capital loss and original issue discount or market discount income will be taxable to its shareholders as ordinary income. Dividends paid by a Fund from the excess of net long-term capital gain over net short-term capital loss will be taxable as long-term capital gains regardless of how long the shareholders have held their shares. These tax consequences will apply regardless of whether distributions are received in cash or reinvested in shares. A Fund's dividends that are paid to its corporate shareholders and are attributable to qualifying dividends such Fund receives from U.S. domestic corporations may be eligible, in the hands of such corporate shareholders, for the corporate dividends-received deduction, subject to certain holding period requirements and debt financing limitations under the Code. Dividends paid by CORE International Equity, International Equity, Emerging Markets Equity and Asia Growth Funds are not generally expected to qualify, in the hands of corporate shareholders, for the corporate dividends-received deduction, but a portion of each other Fund's dividends may generally so qualify. Certain distributions paid by a Fund in January of a given year may be taxable to shareholders as if received the prior December 31. Shareholders will be informed annually about the amount and character of distributions received from the Funds for federal income tax purposes.

  Investors should consider the tax implications of buying shares immediately prior to a distribution. Investors who purchase shares shortly before the record date for a distribution will pay a per share price that includes the value of the anticipated distribution and will be taxed on the distribution even though the distribution represents a return of a portion of the purchase price.

  Redemptions and exchanges of shares are taxable events.

  Individuals and certain other classes of shareholders may be subject to 31% backup withholding of federal income tax on distributions, redemptions and exchanges if they fail to furnish their correct taxpayer identification number and certain certifications required by the Internal Revenue Service or if they are otherwise subject to backup withholding. Individuals, corporations and other shareholders that are not U.S. persons under the Code are subject to different tax rules and may be subject to nonresident alien withholding at the rate of 30% (or a lower rate provided by an applicable tax treaty) on amounts treated as ordinary dividends from the Funds.

  Each Fund may be subject to foreign withholding or other foreign taxes on income or gain from certain foreign securities. The Funds do not anticipate that they will elect to pass such foreign taxes through to their shareholders, who therefore will generally not take such taxes into account on their own tax returns. The Funds will generally deduct such taxes in determining the amounts available for distribution to shareholders.

OTHER TAXES

  In addition to federal taxes, a shareholder may be subject to state, local or foreign taxes on payments received from the Funds. A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent (if any) a Fund's distributions are derived from interest on (or, in the case of intangible property taxes, the value of its assets is attributable to) certain U.S. Government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. For a further discussion of certain tax consequences of investing in shares of the Funds, see "Taxation" in the Additional Statement. Shareholders are urged to consult their own tax advisers regarding specific questions as to federal, state and local taxes as well as to any foreign taxes.


                            ADDITIONAL INFORMATION

  The term "a vote of the majority of the outstanding shares" of a Fund means the vote of the lesser of (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund.

  As used in this Prospectus, the term "Business Day" means any day the New York Stock Exchange is open for trading, which is Monday through Friday except for holidays. The New York Stock Exchange is closed on the following holidays:
New Year's Day, Presidents' Day (observed), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

                              ADDITIONAL SERVICES


  The Trust, on behalf of the Funds, has adopted a Service Plan with respect to the Service Shares which authorizes a Fund to compensate certain institutions ("Service Organizations") for providing account administration and personal and account maintenance services to their customers who are beneficial owners of such Shares. The Trust, on behalf of the Funds, enters into agreements with Service Organizations which purchase Service Shares on behalf of their custom-ers ("Service Agreements"). The Service Agreements provide for compensation to the Service Organizations in an amount up to 0.50% (on an annualized basis) of the average daily net assets of the Service Shares of the Fund attributable to or held in the name of the Service Organization for its customers; provided, however, that the fee paid for personal and account maintenance services shall not exceed 0.25% of such average daily net assets. The services provided by the Service Organizations may include acting, directly or through an agent, as the sole shareholder of record, maintaining account records for customers, process-ing orders to purchase, redeem or exchange Service Shares for customers, re-sponding to inquiries from prospective and existing shareholders and assisting customers with investment procedures.

  For the fiscal year ended January 31, 1997, the Trust paid the Service Organizations fees at the annual rate of 0.50% of each Fund's average daily net assets attributable to Service Shares. No Service Shares of the Asia Growth Fund was outstanding during the period.

  Holders of Service Shares of a Fund bear all expenses and fees paid to Serv-ice Organizations for their services with respect to such Shares as well as any other expenses which are directly attributable to such Shares.

  Service Organizations may charge other fees to their customers who are the beneficial owners of Service Shares in connection with their customer accounts. These fees would be in addition to any amounts received by the Service Organi-zation under a Service Agreement and may affect the return earned on an invest-ment in a Fund. The Trust, on behalf of the Funds, accrues payments made pursu-ant to a Service Agreement daily. All inquiries of beneficial owners of Service Shares should be directed to such owners' Service Organization.


                            REPORTS TO SHAREHOLDERS


  Recordholders of Service Shares of the Funds will receive an annual report containing audited financial statements and a semi-annual report. Each recordholder of Service Shares will also be provided with a printed confirma-tion for each transaction in its account and a quarterly account statement. A year-to-date statement for any account will be provided to a Service Organiza-tion upon request made to Goldman Sachs.

  Service Organizations will be responsible for providing services similar to those described above to their customers who are the beneficial owners of such Shares. For example, Service Organizations are responsible for providing each customer exercising investment discretion with monthly statements with respect to such customer's account in lieu of an immediate confirmation of each trans-action.

                                   DIVIDENDS


  Each dividend from net investment income and capital gain distributions, if any, declared by a Fund on its outstanding Service Shares will, at the election of each shareholder, be paid (i) in cash or (ii) in additional Service Shares of such Fund. This election should initially be made on a shareholder's Account Information Form and may be changed upon written notice to Goldman Sachs at any time prior to the record date for a particular dividend or distribution. If no election is made, all dividends from net investment income and capital gain distributions will be reinvested in Service Shares of the applicable Fund.

  The election to reinvest dividends and distributions paid by a Fund in addi-tional Service Shares of the Fund will not affect the tax treatment of such dividends and distributions, which will be treated as received by the share-holder and then used to purchase Service Shares of a Fund.

  Each Fund intends that all or substantially all its net investment income and net realized long-term and short-term capital gains, after reduction by available capital losses, including any capital losses carried forward from prior years, will be declared as dividends for each taxable year. The Balanced and Growth and Income Fund will pay dividends from net investment income quarterly. Each other Fund will pay dividends from net investment income at least annually. All of the Funds will pay dividends from net realized long-term and short-term capital gains, reduced by available capital losses, at least annually. From time to time, a portion of a Fund's dividends may constitute a return of capital.

  At the time of an investor's purchase of shares of a Fund a portion of the net asset value per share may be represented by undistributed income of the Fund or realized or unrealized appreciation of the Fund's portfolio securities. Therefore, subsequent distributions on such shares from such income or realized appreciation may be taxable to the investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the cost of such shares and the distributions (or portions thereof) represent a return of a portion of the purchase price.


                           PURCHASE OF SERVICE SHARES


  Customers of Service Organizations may invest in Service Shares only through Service Organizations. Service Shares may be purchased on any Business Day by a Service Organization through Goldman Sachs at the net asset value per share next determined after receipt of an order. No sales load will be charged. If, by the close of regular trading on the New York Stock Exchange (normally 3:00 p.m. Chicago time, 4:00 p.m. New York time), an order is received from a Serv-ice Organization by Goldman Sachs, the price per share will be the net asset value per share computed on the day the purchase order is received. See "Net Asset Value." Purchases of Service Shares of the Fund must be settled within three (3) Business Days of the receipt of a complete purchase order. Payment of the proceeds of redemption of shares purchased by check may be delayed for a period of time as described under "Redemption of Service Shares."

  The Service Organizations are responsible for the timely transmittal of purchase orders to Goldman Sachs and payments to State Street. In order to facilitate timely transmittal, the Service Organizations have established times by which purchase orders and payments must be received by them.

PURCHASE PROCEDURES

  Purchases of Service Shares may be made by a Service Organization placing an order with Goldman Sachs at 800-621-2550 and either wiring federal funds to State Street Bank and Trust Company ("State Street") or initiating an ACH transfer. Purchases may also be made by a Service Organization by check (except that the Trust will not accept a check drawn on a foreign bank or a third party check) or Federal Reserve draft made payable to "Goldman Sachs Equity Funds-- Name of Fund and Class of shares" and should be directed to "Goldman Sachs Equity Funds--Name of Fund and Class of shares," c/o National Financial Data Services, Inc. ("NFDS"), P.O. Box 419711, Kansas City, MO 64141-6711.

OTHER PURCHASE INFORMATION

  The Funds do not have any minimum purchase or account requirements with respect to Service Shares. A Service Organization may, however, impose a minimum amount for initial and subsequent investments in Service Shares, and may establish other requirements such as a minimum account balance. A Service Organization may effect redemptions of noncomplying accounts, and may impose a charge for any special services rendered to its customers. Customers should contact their Service Organization for further information concerning such requirements and charges.

  The Funds reserve the right to redeem Service Shares of any Service Organiza-tion whose account balance is less than $50 as a result of earlier redemptions. Such redemptions will not be implemented if the value of such shareholder's ac-count falls below the minimum account balance solely as a result of market con-ditions. The Trust will give sixty (60) days' prior written notice to Service Organizations whose Service Shares are being redeemed to allow them to purchase sufficient additional Service Shares to avoid such redemption.

  The Funds and Goldman Sachs each reserves the right to reject any specific purchase order (including exchanges) or to restrict purchases or exchanges by a particular purchaser (or group of related purchasers). This may occur, for ex-ample, when a purchaser or group of purchaser's pattern of frequent purchases, sales or exchanges of Service Shares of a Fund is evident, or if purchases, sales, or exchanges are, or a subsequent abrupt redemption might be, of a size that would disrupt management of a Fund.

  In the sole discretion of Goldman Sachs, a Fund may accept securities instead of cash for the purchase of shares of the Fund. Such purchases will be permitted only if the Investment Adviser determines that any securities acquired in this manner are consistent with the Fund's investment objectives, restrictions and policies and are desirable investments for the Fund.


                               EXCHANGE PRIVILEGE


  Service Shares of the Funds may be exchanged by a Service Organization for
(i) Service Shares of any other mutual fund sponsored by Goldman Sachs and des-ignated as an eligible fund for this purpose and (ii) the corresponding class of any Goldman Sachs Money Market Fund at the net asset value next determined either by writing to Goldman Sachs, Attention: Goldman Sachs Equity Funds--Name of Fund and Class of shares, c/o GSAM Shareholder Services, 4900 Sears Tower, Chicago, Illinois 60606 or, if previously elected in the Fund's Account Infor-mation Form, by telephone at 800-621-2550 (7:00 a.m. to 5:30 p.m. Chicago time). A shareholder should obtain and read the prospectus relating to any other fund and its shares and consider its investment objective, policies and applicable fees before mak-ing an exchange. Service Shares acquired by telephone exchange must be regis-tered in the same name(s) and have the same address as Service Shares of the Fund for which the exchange is being made.

   In an effort to prevent unauthorized or fraudulent exchanges by telephone, Goldman Sachs employs reasonable procedures as set forth under "Redemption of Service Shares" to confirm that such instructions are genuine. In times of drastic economic or market changes the telephone exchange privilege may be dif-ficult to implement. For federal income tax purposes, an exchange is treated as a sale of the Service Shares surrendered in the exchange, on which an investor may realize a gain or loss, followed by a purchase of Service Shares or the corresponding class of any Goldman Sachs Money Market Fund received in the ex-change. Shareholders should consult their own tax advisers concerning the tax consequences of an exchange. Exchanges are available only in states where ex-changes may legally be made. The exchange privilege may be modified or with-drawn at any time on sixty (60) days' written notice to recordholders of Serv-ice Shares and is subject to certain limitations. See "Purchase of Service Shares."


                          REDEMPTION OF SERVICE SHARES


  The Funds will redeem their Service Shares upon request of the recordholder of such Shares on any Business Day at the net asset value next determined after the receipt by the Transfer Agent of such request in proper form. See "Net As-set Value." If Service Shares to be redeemed were recently purchased by check, a Fund may delay transmittal of redemption proceeds until such time as it has assured itself that good funds have been collected for the purchase of such Service Shares. This may take up to fifteen (15) days. Redemption requests may be made by writing to or calling the Transfer Agent at the address or telephone number set forth on the back cover of this Prospectus. A Service Organization may request redemptions by telephone if the optional telephone redemption priv-ilege is elected on the Account Information Form. It may be difficult to imple-ment redemptions by telephone in times of drastic economic or market changes.

   In an effort to prevent unauthorized or fraudulent redemption or exchange requests by telephone, Goldman Sachs employs reasonable procedures specified by the Trust to confirm that such instructions are genuine. Among other things, any redemption request that requires money to go to an account or address other than that designated on the Account Information Form must be in writing and signed by an authorized person designated on the Account Information Form. Any such written request is also confirmed by telephone with both the requesting party and the designated bank account to verify instructions. Exchanges among accounts with different names, addresses and social security or other taxpayer identification numbers must be in writing and signed by an authorized person designated on the Account Information Form. Other procedures may be implemented from time to time. If reasonable procedures are not implemented, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. In all other cases, neither the Funds, the Trust nor Goldman Sachs will be responsible for the authenticity of redemption or exchange instructions received by telephone.

  The Funds will arrange for the proceeds of redemptions effected by any means to be wired to the recordholder of Service Shares, or if the recordholder elects in writing, by check. Redemption proceeds paid by wire transfer will normally be wired on the next Business Day in federal funds (for a total one-day delay), but may be paid up to three (3) days after receipt of a properly executed redemption request. Wiring of redemption proceeds may be delayed one additional Business Day if the Federal Reserve Bank is closed on the day redemption proceeds would ordinarily be wired. Redemption proceeds paid by check will normally be mailed to the address of record within three (3) Business Days of receipt of a properly executed redemption request. Once wire transfer instructions have been given by Goldman Sachs, neither the Funds, the Trust nor Goldman Sachs assumes any further responsibility for the performance of intermediaries or the customer's Service Organization in the transfer process. If a problem with such performance arises, the customer should deal directly with such intermediaries or Service Organizations.

  Additional documentation regarding a redemption by any means may be required to effect a redemption when deemed appropriate by the Transfer Agent. The request for such redemption will not be considered to have been received in proper form until such additional documentation has been submitted to the Transfer Agent by the recordholder of Service Shares.

  Service Organizations are responsible for the timely transmittal of redemption requests by their customers to the Transfer Agent. In order to facilitate timely transmittal of redemption requests, Service Organizations have established times by which redemption requests must be received by them. Additional documentation may be required when deemed appropriate by a Service Organization.

                              --------------------

                                  APPENDIX



   GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON ACCOUNT
                               INFORMATION FORM

  You are required by law to provide the Fund with your correct Taxpayer Identification Number (TIN), regardless of whether you file tax returns. Failure to do so may subject you to penalties. Failure to provide your correct TIN and to sign your name in the Certification section of the Account Information Form could result in withholding of 31% by the Fund for the federal backup withholding tax on distributions, redemptions, exchanges and other payments relating to your account.

  Any tax withheld may be credited against taxes owed on your federal income tax return.

  If you do not have a TIN, you should apply for one immediately by contacting your local office of the Social Security Administration or the Internal Revenue Service (IRS). Backup withholding could also apply to payments relating to your account prior to the Fund's receipt of your TIN.

  Special rules apply for certain entities. For example, for an account established under a Uniform Gifts or Transfers to Minors Act, the TIN of the minor should be furnished.

  If you have been notified by the IRS that you are subject to backup withholding because you failed to report all your interest and/or dividend income on your tax return and you have not been notified by the IRS that such withholding should cease, you must cross out item (2) in the Certification section of the Account Information Form.

  If you are an exempt recipient, you should furnish your TIN and certify your exemption by signing the Certification section and writing "exempt" after your signature. Exempt recipients include: corporations, tax-exempt pension plans and IRA's, governmental agencies, financial institutions, registered securities and commodities dealers and others.

  If you are a nonresident alien or foreign entity, you must provide a completed Form W-8 to the Fund in order to avoid backup withholding on certain payments. Other payments to you may be subject to nonresident alien withholding of up to 30%.

  For further information regarding backup and nonresident alien withholding, see Sections 3406, 1441 and 1442 of the Internal Revenue Code and consult your tax adviser.

--------------------------------------------------------------------------------

GOLDMAN SACHS ASSET
MANAGEMENT
ONE NEW YORK PLAZA
NEW YORK, NEW YORK 10004

GOLDMAN SACHS FUNDS
MANAGEMENT, L.P.
ONE NEW YORK PLAZA
NEW YORK, NEW YORK 10004

GOLDMAN SACHS ASSET
MANAGEMENT INTERNATIONAL
133 PETERBOROUGH COURT
LONDON, ENGLAND EC4A 2BB

GOLDMAN, SACHS & CO.
DISTRIBUTOR
85 BROAD STREET
NEW YORK, NEW YORK 10004

GOLDMAN, SACHS & CO.
TRANSFER AGENT
4900 SEARS TOWER
CHICAGO, ILLINOIS 60606

STATE STREET BANK AND TRUST COMPANY
CUSTODIAN
1776 HERITAGE DRIVE
NORTH QUINCY, MASSACHUSETTS 02110

TOLL FREE (IN U.S.) . . . . . . . . 800-621-2550

EQPROSVC
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

GOLDMAN SACHS EQUITY FUNDS

--------------------------------------------------------------------------------

PROSPECTUS

SERVICE SHARES



[LOGO] GOLDMAN
       SACHS

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++
+INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A         +
+REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE + +SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY +
+OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT        +
+BECOMES EFFECTIVE. THIS PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR + +THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE + +SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE + +UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF +
+ANY STATE.                                                                    +
++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++
                       SUBJECT TO COMPLETION DATED

PROSPECTUS
     , 1997

         GOLDMAN SACHS REAL ESTATE SECURITIES FUND INSTITUTIONAL SHARES

  The Goldman Sachs Real Estate Securities Fund (the "Fund") seeks total return comprised of long-term growth of capital and dividend income through investments in equity securities of issuers that are primarily engaged in or related to the real estate industry. The Fund expects that a substantial portion of its total assets will be invested in real estate investment trusts.

  Goldman Sachs Asset Management ("GSAM"), New York, New York, a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as investment adviser to the Fund. GSAM is referred to in this Prospectus as the "Investment Adviser." Goldman Sachs serves as the Fund's distributor and transfer agent.

  This Prospectus provides information about Goldman Sachs Trust (the "Trust") and the Fund that a prospective investor should understand before investing. This Prospectus should be retained for future reference. A Statement of
Additional Information (the "Additional Statement"), dated      , 1997,
containing further information about the Trust and the Fund which may be of interest to investors, has been filed with the Securities and Exchange Commission ("SEC"), is incorporated herein by reference in its entirety, and may be obtained without charge from Goldman Sachs by calling the telephone number, or writing to one of the addresses, listed on the back cover of this Prospectus. The SEC maintains a Web site (http://www.sec.gov) that contains the Additional Statement and other information regarding the Trust.

                               -----------------

INSTITUTIONAL SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER INSURED DEPOSITORY INSTITUTION AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE FUND INVOLVES INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS

                                    PAGE
                                    ----
Fund Highlights....................   3
Fees and Expenses..................   5
Investment Objective and Policies..   6
Description of Securities..........   7
Investment Techniques..............   9
Risk Factors.......................  12
Investment Restrictions............  13
Portfolio Turnover.................  13
Management.........................  13
Net Asset Value....................  16

                                                              PAGE
                                                              ----
                         Performance Information.............  16
                         Shares of the Trust.................  17
                         Taxation............................  17
                         Additional Information..............  19
                         Reports to Shareholders.............  20
                         Dividends...........................  20
                         Purchase of Institutional Shares....  20
                         Exchange Privilege..................  22
                         Redemption of Institutional Shares..  23
                         Appendix ........................... A-1
                         Account Information Form

                                FUND HIGHLIGHTS

  The following is intended to highlight certain information contained in this Prospectus and is qualified in its entirety by the more detailed information contained herein.

 WHAT IS THE GOLDMAN SACHS TRUST?

  The Goldman Sachs Trust is an open-end management investment company that offers its shares in several investment funds (mutual funds). The Fund is a separate investment fund that pools the monies of investors by selling its shares to the public and investing these monies in a portfolio of securities designed to achieve the Fund's stated investment objectives.

 WHAT ARE THE INVESTMENT OBJECTIVE AND POLICIES OF THE FUND?

  The Fund has distinct investment objectives and policies. There can be no assurance that the Fund's objective will be achieved. For a complete description of the Fund's investment objective and policies, see "Investment Objectives and Policies," "Description of Securities" and "Investment Techniques."

     Investment Objective................. Total return comprised of long-term growth of capital and dividend
                                           income.
     Investment Criteria.................. Substantially all, and at least 80%, of total assets in a diversified
                                           portfolio of equity securities of
                                           issuers that are primarily engaged in
                                           or related to the real estate
                                           industry. The Fund expects that a
                                           substantial portion of its total
                                           assets will be invested in real
                                           estate investment trusts ("REITs").
     Benchmark............................ National Association of Real Estate
                                           Investment Trusts Index ("NAREIT").

 WHAT ARE THE RISK FACTORS AND SPECIAL CHARACTERISTICS THAT I SHOULD CONSIDER BEFORE INVESTING?

  The Fund's share price will fluctuate with market and conditions, so that an investment in the Fund may be worth more or less when redeemed than when purchased. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund's investment objective will be achieved. See "Risk Factors."

  Risk Factors Associated with the Real Estate Industry. Although the Fund does not invest directly in real estate, it does invest primarily in common stocks and other equity securities of REITs and other real estate industry companies and does have a policy of concentrating its investments in the real estate industry. Therefore, an investment in the Fund is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general, including possible declines in the value of real estate, general and local economic conditions, environmental problems and changes in interest rates. To the extent that assets underlying the Fund's investments are concentrated geographically, by property type or in certain other respects, these risks may be heightened. In addition, if the Fund has rental income or income from the disposition of real property acquired as a result of a default on securities the Fund owns, the receipt of such income may adversely affect its ability to retain its tax status as a regulated investment company.

  Risks of Investing in REITs. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of, and income produced by, the underlying property owned by the REITs. Mortgage REITs may be affected by the quality of any credit extended and interest rate risk. REITs are dependent upon management skills, are not diversified, are subject to heavy cash flow dependency, default by borrowers and self-liquidation.

  Other. The Fund's use of certain investment techniques, including derivatives, forward contracts, options and futures, will subject the Fund to greater risk than funds that do not employ such techniques.

 WHO MANAGES THE FUND?

  Goldman Sachs Asset Management serves as Investment Adviser to the Fund. As of June 30, 1997, the Investment Adviser, together with its affiliates, acted as investment adviser, administrator or distributor for assets in
excess of $     billion.

 WHO DISTRIBUTES THE FUND'S SHARES?

  Goldman Sachs acts as distributor of the Fund's shares.

 WHAT IS THE MINIMUM INVESTMENT?

  The minimum initial investment is $1,000,000 in Institutional Shares of the Fund alone or in combination with Institutional Shares (or the corresponding class) of any other mutual fund sponsored by Goldman Sachs and designated as an eligible fund for this purpose.

 HOW DO I PURCHASE INSTITUTIONAL SHARES?

  You may purchase Institutional Shares of the Fund through Goldman Sachs. Institutional Shares are purchased at the current net asset value without any sales load. See "Purchase of Institutional Shares."

 HOW DO I SELL MY INSTITUTIONAL SHARES?

  You may redeem Institutional Shares upon request on any Business Day, as defined under "Additional Information," at the net asset value next determined after receipt of such request in proper form. See "Redemption of Institutional Shares."

 HOW DO I RECEIVE DIVIDENDS AND DISTRIBUTIONS?


              INVESTMENT INCOME DIVIDENDS
              --------------------------- CAPITAL GAINS
                   DECLARED AND PAID      DISTRIBUTIONS
                   -----------------      -------------
                       Quarterly            Annually

  Recordholders of Institutional Shares may receive dividends in additional Institutional Shares of the Fund in which you have invested or you may elect to receive cash. For further information concerning dividends, see "Dividends."

                               FEES AND EXPENSES
                            (INSTITUTIONAL SHARES)

                                                                         FUND
                                                                         ----
SHAREHOLDER TRANSACTION EXPENSES:
 Maximum Sales Charge Imposed on Purchases.............................. None
 Maximum Sales Charge Imposed on Reinvested Dividends................... None
 Redemption Fees........................................................ None
 Exchange Fees.......................................................... None
ANNUAL FUND OPERATING EXPENSES: (as a percentage of average daily net assets)
 Management Fees (after applicable limitations)/2/...................... 1.25%
 Distribution (Rule 12b-1) Fees......................................... None
 Other Expenses (after applicable limitations)/3/....................... 0.25%
                                                                         ----
  TOTAL FUND OPERATING EXPENSES (AFTER FEE AND EXPENSE LIMITATIONS)/4/.. 1.50%
                                                                         ====

EXAMPLE:                                                         1 YEAR 3 YEARS
--------                                                         ------ -------
You would pay the following expenses on a hypothetical $1,000 investment, assuming (1) a 5% annual return and (2) redemption
 at the end of each time period:...............................   $15     $47

---------------------

/1/ Based on estimated amounts for the current fiscal year.

/2/ The Investment Adviser has voluntarily agreed that a portion of the management fee would not be imposed on the Fund equal to %. Without such limitation, management fees would be the Fund's average daily net assets. [CONFIRM]

/3/ The Investment Adviser voluntarily has agreed to reduce or limit certain other expenses (excluding management fees, taxes, interest and brokerage fees and litigation, indemnification and other extraordinary expenses and transfer agency fees) to the extent such expenses exceed % of the Fund's average daily net assets:

4 Without the limitations described above, "Other Expenses" and "Total Operating Expenses" of the Fund for the current fiscal year are estimated to
    be    % and    %, respectively.

  The Investment Adviser has no current intention of modifying or discontinuing any of the limitations set forth above but may do so in the future at its discretion. The information set forth in the foregoing table and hypothetical example relates only to Institutional Shares of the Fund. The Fund also offers Service Shares, Class A, Class B and Class C Shares, which are subject to different fees and expenses (which affect performance), have different minimum investment requirements and are entitled to different services. Information regarding Service, Class A, Class B and Class C Shares may be obtained from an investor's sales representative or from Goldman Sachs by calling the number on the back cover of this Prospectus.

  The purpose of the foregoing table is to assist investors in understanding the various fees and expenses of the Fund that an investor will bear directly or indirectly. The information on the fees and expenses included in the table and hypothetical example above are based on the Fund's estimated fees and expenses and should not be considered as representative of past or future expenses. Actual fees and expenses may be greater or less than those indicated. Moreover, while the example assumes a 5% annual return, the Fund's actual performance will vary and may result in an actual return greater or less than 5%. See "Management--Investment Adviser."

                      INVESTMENT OBJECTIVES AND POLICIES


  The investment objective and principal investment policies of the Fund are described below. Other investment practices and management techniques, which involve certain risks are described under "Description of Securities," "Risk Factors" and "Investment Techniques." There can be no assurance that the Fund's investment objectives will be achieved.

  The Investment Adviser may purchase for the Fund interests in real estate investment trusts, common stocks, preferred stocks, convertible debt obligations, convertible preferred stocks, equity interests in trusts, partnerships, joint ventures and similar enterprises, warrants and stock purchase rights ("equity securities"). In choosing the Fund's securities, the Investment Adviser may utilize first-hand fundamental research, including visiting company facilities to assess operations and to meet decision-makers. The Investment Adviser may also use macro analysis of numerous economic and valuation variables to anticipate changes in company earnings and the overall investment climate. The Investment Adviser is able to draw on the research and market expertise of the Goldman Sachs Global Investment Research Department and other affiliates of the Investment Adviser, as well as information provided by other securities dealers. Equity securities in the Fund's portfolio will generally be sold when the Investment Adviser believes that the market price fully reflects or exceeds the securities' fundamental valuation or when other more attractive investments are identified.

  The Fund's investment strategy is based on the premise that property market fundamentals are the primary determinant of growth underlying the success of companies in the real estate industry. The Fund's research and investment process is designed to identify those companies with strong property fundamentals and strong management teams. This process is comprised of real estate market research and securities analysis. The Investment Adviser's analysis will focus on determining the degree to which a company can achieve sustainable growth in cash flow and dividend paying capability. The Investment Adviser will take into account fundamental trends in underlying property markets as determined by proprietary models, research of local real estate markets, earnings, cash flow growth and stability, the relationship between asset values and market prices of the securities and dividend payment history. The Investment Adviser will attempt to purchase securities of companies whose underlying portfolios are diversified geographically and by property type.

 REAL ESTATE SECURITIES FUND


  Objectives. The Fund's investment objective is to provide investors with total return comprised of long-term growth of capital and dividend income.

  Primary Investment Focus. The Fund invests, under normal circumstances, substantially all, and at least 80% of its total assets in issuers that are primarily engaged in or related to the real estate industry. The Fund seeks to achieve its investment objective by investing in a diversified portfolio of equity securities of REITs and other real estate industry companies. A "real estate industry company" is a company that derives at least 50% of its gross revenues or net profits from the ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate or interests therein.

  Shares of REITs. The Fund may invest without limitation in shares of REITs. REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Similar to investment companies such as the Fund, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund will indirectly bear its proportionate share of expenses incurred by REITs in which the Fund invests in addition to the expenses incurred directly by the Fund.

  Other. The Fund may invest up to 20% of its total assets in fixed income securities that, in the opinion of the Investment Adviser, offer the potential to further the Fund's investment objectives. In addition, although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 5% of its net assets in foreign securities.


                           DESCRIPTION OF SECURITIES


CONVERTIBLE SECURITIES

  The Fund may invest in convertible securities, including debt obligations and preferred stock of the issuer convertible at a stated exchange rate into common stock of the issuer. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. As with all fixed income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer's capital structure and consequently entail less risk than the issuer's common stock. In evaluating a convertible security, the Investment Adviser will give primary emphasis to the attractiveness of the underlying common stock. The convertible debt securities in which the Fund may invest are not subject to any minimum rating criteria. Convertible debt securities are equity investments for purposes of the Fund's investment policies.

FIXED INCOME SECURITIES

  U.S. GOVERNMENT SECURITIES. The Fund may invest in U.S. Government securities. Generally, these securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. Government agencies, instrumentalities or sponsored enterprises. U.S. Government securities also include Treasury receipts and other stripped U.S. Government securities, where the interest and principal components of stripped U.S. Government securities are traded independently. The Fund may also invest in zero coupon U.S. Treasury securities and in zero coupon securities issued by financial institutions, which represent a proportionate interest in underlying U.S. Treasury securities. A zero coupon security pays no interest to its holder during its life and its value consists of the difference between its face value at maturity and its cost. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically. See "Taxation" in the Additional Statement.

  MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. The Fund may invest in mortgage-backed securities ("Mortgage-Backed Securities"), which represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. The Fund may also invest in asset-backed securities ("Asset-Backed Securities"). The principal and interest payments on Asset-Backed Securities are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Such asset pools are securitized through the use of special purpose trusts or corporations. Principal and interest payments may be credit enhanced by a letter of credit, a pool insurance policy or a senior/subordinated structure.

  The Fund may also invest in stripped Mortgage-Backed Securities ("SMBS") (including interest only and principal only securities), which are derivative multiple class Mortgage-Backed Securities. SMBS are usually structured with two different classes: one that receives 100% of the interest payments and the other that receives 100% of the principal payments from a pool of mortgage loans. If the underlying mortgage loans experience different than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest from mortgage loans are generally higher than prevailing market yields on other Mortgage-Backed Securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

  CORPORATE DEBT OBLIGATIONS. The Fund may invest in corporate debt obligations. Corporate debt obligations are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations.

  BANK OBLIGATIONS. The Fund may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitation time deposits, bankers' acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation. Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry.

  STRUCTURED SECURITIES. The Fund may invest in structured securities. The value of the principal of and/or interest on such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, result in the loss of the Fund's investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may entail a greater degree of market risk than other types of fixed-income securities. Structured securities may also be more volatile, less liquid and more difficult to accurately price than less complex securities.

  RATING CRITERIA. The Fund may invest up to 20% of its total assets in debt securities, including securities which are unrated or rated in the lowest rating categories by Standard & Poor's Ratings Group ("Standard & Poor's") or Moody's Investors Service, Inc. ("Moody's") (i.e., BB or lower by Standard & Poor's or Ba or lower by Moody's), including securities rated D by Moody's or Standard & Poor's. Fixed income securities rated

BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers' capacity to pay interest and repay principal. Fixed income securities rated BB or Ba or below (or comparable unrated securities) are commonly referred to as "junk bonds," and are considered predominately speculative and may be questionable as to principal and interest payments. In some cases, such bonds may be highly speculative, have poor prospects for reaching investment grade standing and be in default. As a result, investment in such bonds will entail greater speculative risks than those associated with investment in investment grade bonds. Also, to the extent that the rating assigned to a security in the Fund's portfolio is downgraded by a rating organization, the market price and liquidity of such security may be adversely affected. See Appendix A to the Additional Statement for a description of the corporate bond ratings assigned by Standard & Poor's and Moody's.


                             INVESTMENT TECHNIQUES


OPTIONS ON SECURITIES AND SECURITIES INDICES

  The Fund may write (sell) covered call and put options and purchase call and put options on any securities in which it may invest or on any securities index composed of securities in which it may invest. The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of options to seek to increase total return involves the risk of loss if the Investment Adviser is incorrect in its expectation of fluctuations in securities prices or interest rates. The successful use of options for hedging purposes also depends in part on the ability of the Investment Adviser to manage future price fluctuations and the degree of correlation between the options and securities markets. If the Investment Adviser is incorrect in its expectation of changes in securities prices or determination of the correlation between the securities indices on which options are written and purchased and the securities in the Fund's investment portfolio, the investment performance of the Fund will be less favorable than it would have been in the absence of such options transactions. The writing of options could significantly increase the Fund's portfolio turnover rate and, therefore, associated brokerage commissions or spreads.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

  To seek to increase total return or to hedge against changes in interest rates or securities prices, the Fund may purchase and sell various kinds of futures contracts, and purchase and write call and put options on any of such futures contracts. The Fund may also enter into closing purchase and sale transactions with respect to any such contracts and options. The futures contracts may be based on various securities (such as U.S. Government securities), securities indices and other financial instruments and indices. The Fund will engage in futures and related options transactions for bona fide hedging purposes as defined in regulations of the Commodity Futures Trading Commission or to seek to increase total return to the extent permitted by such regulations. The Fund may not purchase or sell futures contracts or purchase or sell related options to seek to increase total return, except for closing purchase or sale transactions, if immediately thereafter the sum of the amount of initial margin deposits and premiums paid on the Fund's outstanding positions in futures and related options entered into for the purpose of seeking to increase total return would exceed 5% of the market value of the Fund's net assets. These transactions involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the Fund to purchase securities, require the Fund to segregate and maintain cash or liquid assets with a value equal to the amount of the Fund's obligations.

  While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. See "Investment Objectives and Policies--Futures Contracts and Options on Futures Contracts" in the Additional Statement. Thus, while the Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates or securities prices may result in poorer overall performance than if the Fund had not entered into any futures contracts or options transactions. Because perfect correlation between a futures position and portfolio position that is intended to be protected is impossible to achieve, the desired protection may not be obtained and the Fund may be exposed to risk of loss. The loss incurred by the Fund in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund's net asset value. The profitability of the Fund's trading in futures to seek to increase total return depends upon the ability of the Investment Adviser to correctly analyze the futures markets. In addition, because of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to the Fund. Further, futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS

  The Fund may purchase when-issued securities. When-issued transactions arise when securities are purchased by a Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. The Fund may also purchase securities on a forward commitment basis; that is, make contracts to purchase securities for a fixed price at a future date beyond the customary three-day settlement period. The Fund is required to hold and maintain in a segregated account with the Fund's custodian until three days prior to the settlement date, cash or liquid assets in an amount sufficient to meet the purchase price. Alternatively, the Fund may enter into offsetting contracts for the forward sale of other securities that it owns. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date. Although the Fund would generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, the Fund may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate to do so.

ILLIQUID AND RESTRICTED SECURITIES

  The Fund will not invest more than 15% of its net assets in illiquid investments, which include securities (both foreign and domestic) that are not readily marketable, swap transactions, certain SMBS, repurchase agreements maturing in more than seven days, time deposits with a notice or demand period of more than seven days, and certain over-the-counter options, and certain restricted securities, unless it is determined, based upon the continuing review of the trading markets for a specific restricted security, that such restricted security is eligible for resale under Rule 144A under the Securities Act of 1933 and, therefore, is liquid. The Trustees have adopted guidelines and delegated to the Investment Adviser the daily function of determining and monitoring the liquidity of portfolio securities. The Trustees, however, retain oversight focusing on factors such as valuation, liquidity and availability of information and are ultimately responsible for each determination. Investing in restricted securities eligible for resale pursuant to Rule 144A may decrease the liquidity of the Fund's portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

REPURCHASE AGREEMENTS

  The Fund may enter into repurchase agreements with dealers in U.S. Government securities and member banks of the Federal Reserve System which furnish collateral at least equal in value or market price to the amount of their repurchase obligation. If the other party or "seller" defaults, the Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund in connection with the related repurchase agreement are less than the repurchase price. In addition, in the event of bankruptcy of the seller or failure of the seller to repurchase the securities as agreed, the Fund could suffer losses, including loss of interest on or principal of the security and costs associated with delay and enforcement of the repurchase agreement. The Trustees have reviewed and approved certain counterparties whom they believe to be creditworthy and have authorized the Fund to enter into repurchase agreements with such counterparties. In addition, the Fund, together with other registered investment companies having management agreements with the Investment Adviser or its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

LENDING OF PORTFOLIO SECURITIES

  The Fund may also seek to increase its income by lending portfolio securities. Under present regulatory policies, such loans may be made to institutions, such as certain broker-dealers, and are required to be secured continuously by collateral in cash, cash equivalents, or U.S. Government securities maintained on a current basis in an amount at least equal to the market value of the securities loaned. Cash collateral may be invested in cash equivalents. If the Investment Adviser determines to make securities loans, the value of the securities loaned may not exceed 33 1/3% of the value of the total assets of the Fund. The Fund may experience a loss or delay in the recovery of its securities if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund.

SHORT SALES AGAINST-THE-BOX

  The Fund may make short sales of securities or maintain a short position, provided that at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for an equal amount of the securities of the same issuer as the securities sold short (a short sale against-the-box). Not more than 25% of the Fund's net assets (determined at the time of the short sale) may be subject to such short sales. Short sales will be made primarily to defer realization of gain or loss for federal tax purposes; a gain or loss in the Fund's long position will be offset by a gain or loss in its short position.

TEMPORARY INVESTMENTS

  The Fund may, for temporary defensive purposes, invest 100% of its total assets in U.S. Government securities, repurchase agreements collateralized by U.S. Government securities, commercial paper rated at least A-2 by Standard & Poor's or P-2 by Moody's, certificates of deposit, bankers' acceptances, repurchase agreements, non-convertible preferred stocks and non-convertible corporate bonds with a remaining maturity of less than one year. When the Fund's assets are invested in such instruments, the Fund may not be achieving its investment objectives.

MISCELLANEOUS TECHNIQUES

  In addition to the techniques and investments described above, the Fund may, with respect to no more than 5% of its net assets, engage in the following techniques and investments (i) warrants and stock purchase rights,
(ii) foreign securities (including options and futures transactions), (iii) foreign currency transactions, (iv) mortgage swaps, index swaps and interest rate swaps, caps, floors and collars, (v) yield curve options and inverse floating rate securities, (vi) other investment companies, (vii) mortgage dollar rolls and (viii) unseasoned companies. For more information see the Additional Statement.

                                 RISK FACTORS

  RISK FACTORS ASSOCIATED WITH THE REAL ESTATE INDUSTRY. Although the Fund does not invest directly in real estate, it does invest primarily in securities of issuers that are primarily engaged in or related to the real estate industry, and does have a policy of concentrating its investments in the real estate industry. Therefore, an investment in the Fund is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. To the extent that assets underlying the Fund's investments are concentrated geographically, by property type or in certain other respects, the Fund may be subject to certain of the foregoing risks to a greater extent.

  In addition, if the Fund receives rental income or income from the disposition of real property acquired as a result of a default on securities the Fund owns, the receipt of such income or the ownership of such property may adversely affect the Fund's ability to retain its tax status as a regulated investment company. Investments by the Fund in securities of companies providing mortgage servicing will be subject to the risks associated with refinancings and their impact on servicing rights.

  RISKS OF INVESTING IN REITS. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs. Mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax free pass-through of income under the Code and failing to maintain their exemptions from registration under the Investment Company Act of 1940, as amended (the "1940 Act"). REITs whose underlying properties are concentrated in a particular industry or geographic region are also subject to risks affecting such industries and regions.

  REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

  Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities.
Historically, small capitalization stocks, such as REITs have been more volatile in price than the larger capitalization stocks included in the Standard & Poor's Index of 500 Common Stocks.

  RISK OF INVESTING IN FIXED INCOME SECURITIES. When interest rates decline, the market value of fixed income securities tends to increase. Conversely, when interest rates increase, the market value of fixed income securities tends to decline. Volatility of a security's market value will differ depending upon the security's duration, the issuer and the type of instrument. Investments in fixed income securities are subject to the risk that the issuer could default on its obligations and the Fund could sustain losses on such investments. A default could impact both interest and principal payments.

  RISKS OF DERIVATIVE TRANSACTIONS. The Fund's transactions, if any, in options, futures, options on futures, swap transactions and structured securities involve certain risks, including a possible lack of correlation between changes in the value of hedging instruments and the portfolio assets being hedged, the potential illiquidity of the markets for derivative instruments, the risks arising from the margin requirements and related leverage factors associated with such transactions. The use of these management techniques to seek to increase total return may be regarded as a speculative practice and involves the risk of loss if the Investment Adviser is incorrect in its expectation of fluctuations in securities prices or interest rates. The Fund's use of certain derivative transactions may be limited by the requirements of the Code, for qualification as a regulated investment company.


                            INVESTMENT RESTRICTIONS

  The Fund is subject to certain investment restrictions that are described in detail under "Investment Restrictions" in the Additional Statement. Fundamental investment restrictions of the Fund can not be changed without approval of a majority of the outstanding shares of the Fund. The Fund's investment objectives and all policies not specifically designated as fundamental are non-fundamental and may be changed without shareholder approval. If there is a change in the Fund's investment objectives, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial positions and needs.


                              PORTFOLIO TURNOVER

  A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses which must be borne by the Fund and its shareholders and may under certain circumstances make it more difficult for the Fund to qualify as a regulated investment company under the Code. It is anticipated that the annual portfolio turnover rate of the Fund will generally not exceed 100%. The portfolio turnover rate is calculated by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of the Fund's portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. Notwithstanding the foregoing, the Investment Adviser may, from time to time, make short-term investments when it believes such investments are in the best interests of the Fund.


                                  MANAGEMENT

TRUSTEES AND OFFICERS

  The Trustees are responsible for deciding matters of general policy and reviewing the actions of the Investment Adviser, distributor and transfer agent. The officers of the Trust conduct and supervise the Fund's daily business operations. The Additional Statement contains information as to the identity of, and other information about, the Trustees and officers of the Trust.

INVESTMENT ADVISER

  INVESTMENT ADVISER. Goldman Sachs Asset Management, One New York Plaza, New York, New York 10004, a separate operating division of Goldman Sachs, serves as the investment adviser to the Fund. Goldman Sachs registered as an investment adviser in 1981. As of June 30, 1997, GSAM, together with its affiliates, acted as investment adviser, administrator or distributor for
assets in excess of $   billion.

  Under a Management Agreement with the Fund, the Investment Adviser, subject to the general supervision of the Trustees, provides day-to-day advice as to the Fund's portfolio transactions. Goldman Sachs has agreed to permit the Trust to use the name "Goldman Sachs" or a derivative thereof as part of the Fund's name for as long as the Fund's Management Agreement is in effect.

  In performing its investment advisory services, the Investment Adviser, while remaining ultimately responsible for the management of the Fund, may rely upon its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities and is able to draw upon the research and expertise of its other affiliate offices. In addition, the Investment Adviser will have access to the research of, and proprietary technical models developed by, Goldman Sachs and may apply quantitative and qualitative analysis in determining the appropriate allocations among the categories of issuers and types of securities.

  Under the Management Agreement, the Investment Adviser also: (i) supervises all non-advisory operations of the Fund that it advises; (ii) provides personnel to perform such executive, administrative and clerical services as are reasonably necessary to provide effective administration of the Fund;
(iii) arranges for at the Fund's expense (a) the preparation of all required tax returns, (b) the preparation and submission of reports to existing shareholders, (c) the periodic updating of prospectuses and statements of additional information and (d) the preparation of reports to be filed with the SEC and other regulatory authorities; (iv) maintains the Fund's records; and
(v) provides office space and all necessary office equipment and services.

 FUND MANAGERS


                 YEARS
                 PRIMARILY
  NAME AND TITLE RESPONSIBLE      FIVE YEAR EMPLOYMENT HISTORY
  -------------- -----------      ----------------------------

                                   [TO COME]

  It is the responsibility of the Investment Adviser to make investment decisions for the Fund and to place the purchase and sale orders for the Fund's portfolio transactions. Such orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, Goldman Sachs or its affiliates. In effecting purchases and sales of portfolio securities for the Fund, the Investment Adviser will seek the best price and execution of the Fund's orders. In doing so, where two or more brokers or dealers offer comparable prices and execution for a particular trade, consideration may be given to whether the broker or dealer provides investment research or brokerage services or sells shares of any Goldman Sachs Fund. See the Additional Statement for a further description of the Investment Adviser's brokerage allocation practices.

  As compensation for its services rendered and assumption of certain expenses pursuant to the Management Agreement, GSAM is entitled to a fee, computed daily and payable monthly at a rate equal to % of the Fund's average daily net assets.

  The Investment Adviser has voluntarily agreed to reduce or limit certain "Other Expenses" of the Fund (excluding management fees, service fees, taxes, interest and brokerage fees and litigation, indemnification and other extraordinary expenses [and transfer agency fees] to the extent such expenses exceed % per annum of the Fund's average daily net assets. Such reductions or limits, if any, are calculated monthly on a cumulative basis and may be discontinued or modified by the Investment Adviser in its discretion at any time.

  ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS. The involvement of the Investment Adviser, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to the Fund or limit the Fund's investment activities. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Fund and/or which engage in and compete for transactions in the same type of securities, currencies and instruments as the Fund. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Fund and in general it is not anticipated that the Investment Adviser will have access to proprietary information for the purpose of managing the Fund. The results of the Fund's investment activities, therefore, may differ from those of Goldman Sachs and its affiliates and it is possible that the Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. From time to time, the Fund's activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. See "Management--Activities of Goldman Sachs and its Affiliates and Other Accounts Managed by Goldman Sachs" in the Additional Statement for further information.

DISTRIBUTOR AND TRANSFER AGENT

  Goldman Sachs, 85 Broad Street, New York, New York, serves as the exclusive distributor (the "Distributor") of the Fund's shares. Goldman Sachs, 4900 Sears Tower, Chicago, Illinois, also serves as each Fund's transfer agent (the "Transfer Agent") and as such performs various shareholder servicing functions. As compensation for the services rendered to the Fund by Goldman Sachs (as Transfer Agent) and the assumption by Goldman Sachs of the expenses related thereto, Goldman Sachs is entitled to receive a fee from the Fund, with respect to Class A shares, Class B and Class C shares of [$12,000] per year plus [$7.50] per account, together with out-of-pocket and transaction-related expenses (including those out-of-pocket expenses payable to servicing and/or sub-transfer agents). Shareholders with inquiries regarding the Fund should contact Goldman Sachs (as Transfer Agent) at the address or the telephone number set forth on the back cover page of this Prospectus.

                                NET ASSET VALUE

  The net asset value per share of the class of the Fund is calculated by the Fund's custodian as of the close of regular trading on the New York Stock Exchange (normally 3:00 p.m. Chicago time, 4:00 p.m. New York time), on each Business Day (as such term is defined under "Additional Information"). Net asset value per share of each class is calculated by determining the net assets attributable to each class and dividing by the number of outstanding shares of that class. Portfolio securities are valued based on market quotations or, if accurate quotations are not readily available, at fair value as determined in good faith under procedures established by the Trustees.


                            PERFORMANCE INFORMATION

  From time to time the Fund may publish average annual total return, yield and distribution rates in advertisements and communications to shareholders or prospective investors. Average annual total return is determined by computing the average annual percentage change in value of $1,000 invested at the maximum public offering price for specified periods ending with the most recent calendar quarter, assuming reinvestment of all dividends and distributions at net asset value. The total return calculation assumes a complete redemption of the investment at the end of the relevant period. The Fund may also from time to time advertise total return on a cumulative, average, year-by-year or other basis for various specified periods by means of quotations, charts, graphs or schedules. In addition, the Fund may furnish total return calculations based on investments at various sales charge levels or at net asset value. Any performance data which is based on the Fund's net asset value per share would be reduced if any applicable sales charge were taken into account. In addition to the above, the Fund may from time to time advertise its performance relative to certain averages, performance rankings, indices, other information prepared by recognized mutual fund statistical services and investments for which reliable performance data is available.

  The Fund computes its yield by dividing net investment income earned during a recent thirty-day period by the product of the average daily number of shares outstanding and entitled to receive dividends during the period and the maximum offering price per share on the last day of the relevant period. The results are compounded on a bond equivalent (semi-annual) basis and then annualized. Net investment income per share is equal to the dividends and interest earned during the period, reduced by accrued expenses for the period. The calculation of net investment income for these purposes may differ from the net investment income determined for accounting purposes. The Fund's quotations of distribution rate are calculated by annualizing the most recent distribution of net investment income for a monthly, quarterly or other relevant period and dividing this amount by the net asset value per share on the last day of the period for which the distribution rates are being calculated.

  The Fund's yield, total return and distribution rate will be calculated separately for each class of shares in existence. Because each class of shares may be subject to different expenses, yield, the total return and distribution rate calculations with respect to each class of shares for the same period will differ. See "Shares of the Trust."

  The investment results of the Fund will fluctuate over time and any presentation of investment results for any prior period should not be considered a representation of what an investment may earn or what the Fund's performance may be in any future period. In addition to information provided in shareholder reports, the Fund may, in its discretion, from time to time make a list of its holdings available to investors upon request.

                              SHARES OF THE TRUST

  The Fund is a series of Goldman Sachs Trust, which was formed under the laws of the State of Delaware on January 28, 1997. The Trust was formerly a Maryland corporation, and reorganized into the Trust as of April 30, 1997. The Trustees have authority under the Trust's Declaration of Trust to create and classify shares of beneficial interests in separate series, without further action by shareholders. Additional series may be added in the future. The Trustees also have authority to classify and reclassify any series or portfolio of shares into one or more classes.

  When issued, shares are fully paid and non-assessable. In the event of liquidation, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to such shareholders. All shares are freely transferable and have no preemptive, subscription or conversion rights. Shareholders are entitled to one vote per share, provided that, at the option of the Trustees, shareholders will be entitled to a number of votes based upon the net asset values represented by their shares.

  The Trust does not intend to hold annual meetings of shareholders. However, pursuant to the Trust's By-Laws, the recordholders of at least 10% of the shares outstanding and entitled to vote at a special meeting may require the Trust to hold such special meeting of shareholders for any purpose and recordholders may, under certain circumstances, as permitted by the Act, communicate with other shareholders in connection with requiring a special meeting of shareholders. The Trustees will call a special meeting of shareholders for the purpose of electing Trustees if, at any time, less than a majority of Trustees holding office at the time were elected by shareholders.

  In the interest of economy and convenience, the Trust does not issue certificates representing the Fund's shares. Instead, the Transfer Agent maintains a record of each shareholder's ownership. Each shareholder receives confirmation of purchase and redemption orders from the Transfer Agent. Fund shares and any dividends and distributions paid by the Fund are reflected in account statements from the Transfer Agent.


                                   TAXATION

FEDERAL TAXES

  The Fund is treated as a separate entity for tax purposes. The Fund intends to elect to be treated as a regulated investment company and intends to qualify for such treatment for each taxable year under Subchapter M of the Code. To qualify as such, the Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders. As a regulated investment company, the Fund will not be subject to federal income or excise tax on any net investment income and net realized capital gains that are distributed to its shareholders in accordance with certain timing requirements of the Code.

  Dividends paid by the Fund from net investment income, certain net realized foreign exchange gains, the excess of net short-term capital gain over net long-term capital loss and original issue discount or market discount income will be taxable to its shareholders as ordinary income. Dividends paid by the Fund from the excess of net long-term capital gain over net short-term capital loss will be taxable as long-term capital gains regardless of how long the shareholders have held their shares. These tax consequences will apply regardless of whether distributions are received in cash or reinvested in shares. The Fund's dividends that are paid to its corporate shareholders and are attributable to qualifying dividends the Fund receives from U.S. domestic corporations may be eligible, in the hands of such corporate shareholders, for the corporate dividends-received deduction, subject to certain holding period requirements and debt financing limitations under the Code. Since dividends the Fund receives from REITs are not qualifying dividends for this purpose, it is not likely that a substantial portion of the Fund's dividends will generally qualify for the corporate dividends-received deduction. Certain distributions paid by the Fund in January of a given year may be taxable to shareholders as if received the prior December 31. Shareholders will be informed annually about the amount and character of distributions received from the Fund for federal income tax purposes.

  Investors should consider the tax implications of buying shares immediately prior to a distribution. Investors who purchase shares shortly before the record date for a distribution will pay a per share price that includes the value of the anticipated distribution and will be taxed on the distribution even though the distribution represents a return of a portion of the purchase price.

  Redemptions and exchanges of shares are taxable events.

  Individuals and certain other classes of shareholders may be subject to 31% backup withholding of federal income tax on distributions, redemptions and exchanges if they fail to furnish their correct taxpayer identification number and certain certifications required by the Internal Revenue Service or if they are otherwise subject to backup withholding. Individuals, corporations and other shareholders that are not U.S. persons under the Code are subject to different tax rules and may be subject to nonresident alien withholding at the rate of 30% (or a lower rate provided by an applicable tax treaty) on amounts treated as ordinary dividends from the Fund.

  The Fund may be subject to foreign withholding or other foreign taxes on income or gain from certain foreign securities. The Fund will not be eligible to elect to pass such foreign taxes through to shareholders, who therefore will generally not take such taxes into account on their own tax returns. The Fund will generally deduct such taxes in determining the amounts available for distribution to shareholders.

OTHER TAXES

  In addition to federal taxes, a shareholder may be subject to state, local or foreign taxes on payments received from the Fund. A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent (if any) the Fund's distributions are derived from interest on (or, in the case of intangible property taxes, the value of its assets is attributable to) certain U.S. Government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. For a further discussion of certain tax consequences of investing in shares of the Fund, see "Taxation" in the Additional Statement. Shareholders are urged to consult their own tax advisers regarding specific questions as to federal, state and local taxes as well as to any foreign taxes.

                            ADDITIONAL INFORMATION

  The term "a vote of the majority of the outstanding shares" of the Fund means the vote of the lesser of (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund.

  As used in this Prospectus, the term "Business Day" means any day the New York Stock Exchange is open for trading, which is Monday through Friday except for holidays. The New York Stock Exchange is closed on the following holidays:
New Year's Day, Presidents' Day (observed), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

                            REPORTS TO SHAREHOLDERS


  Recordholders of Institutional Shares of the Fund will receive an annual report containing audited financial statements and a semi-annual report. Each recordholder of Institutional Shares will also be provided with a printed confirmation for each transaction in its account and a quarterly account statement. A year-to-date statement for any account will be provided upon request made to Goldman Sachs. The Fund does not generally provide subaccounting services.


                                   DIVIDENDS


  Each dividend from net investment income and capital gain distributions, if any, declared by the Fund on its outstanding Institutional Shares will, at the election of each shareholder, be paid (i) in cash or (ii) in additional Institutional Shares of the Fund. This election should initially be made on a shareholder's Account Information Form and may be changed upon written notice to Goldman Sachs at any time prior to the record date for a particular dividend or distribution. If no election is made, all dividends from net investment income and capital gain distributions will be reinvested in Institutional Shares of the Fund.

  The election to reinvest dividends and distributions paid by the Fund in additional Institutional Shares of the Fund will not affect the tax treatment of such dividends and distributions, which will be treated as received by the shareholder and then used to purchase Institutional Shares of the Fund.

  The Fund intends that all or substantially all its net investment income and net realized long-term and short-term capital gains, after reduction by available capital losses, including any capital losses carried forward from prior years, will be declared as dividends for each taxable year. The Fund will pay dividends from net investment income quarterly. The Fund will pay dividends from net realized long-term and short-term capital gains, reduced by available capital losses, at least annually. From time to time, a portion of the Fund's dividends may constitute a return of capital.

  At the time of an investor's purchase of shares of the Fund a portion of the net asset value per share may be represented by undistributed income of the Fund or realized or unrealized appreciation of the Fund's portfolio securities. Therefore, subsequent distributions on such shares from such income or realized appreciation may be taxable to the investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the cost of such shares and the distributions (or portions thereof) represent a return of a portion of the purchase price.


                        PURCHASE OF INSTITUTIONAL SHARES


  Institutional Shares may be purchased on any Business Day through Goldman Sachs at the net asset value per share next determined after receipt of an order. No sales load will be charged. If, by the close of regular trading on the New York Stock Exchange (normally 3:00 p.m. Chicago time, 4:00 p.m. New York time), an order is received by Goldman Sachs, the price per share will be the net asset value per share computed on the day the purchase order is received. See "Net Asset Value." Purchases of Institutional Shares of the Fund must be settled within three (3) Business Days of the receipt of a complete purchase order. Payment of the proceeds of redemption of shares purchased by check may be delayed for a period of time as described under "Redemption of Institutional Shares."

  Prior to making an initial investment in the Fund, an investor must open an account with the Fund by furnishing necessary information to the Fund or Goldman Sachs. An Account Information Form, a copy of which is attached to this Prospectus, should be used to open such an account. Subsequent purchases may be made in the manner set forth below.

PURCHASE PROCEDURES

  Purchases of Institutional Shares may be made by placing an order with Goldman Sachs at 800-621-2550 and either wiring federal funds to State Street Bank and Trust Company ("State Street") or initiating an ACH transfer. Purchases may also be made by check (except that the Trust will not accept a check drawn on a foreign bank or a third party check) or Federal Reserve draft made payable to "Goldman Sachs Real Estate Securities Fund--Name of Class of shares" and should be directed to "Goldman Sachs Real Estate Securities Fund-- Name of Class of shares," c/o National Financial Data Services, Inc. ("NFDS"), P.O. Box 419711, Kansas City, MO 64141-6711.

  The minimum initial investment is $1,000,000 in Institutional Shares of the Fund alone or in combination with other assets under the management of GSAM and its affiliates. Institutional Shares of the Fund are offered to (a) banks, trust companies or other types of depository institutions investing for their own account or on behalf of their clients; (b) pension and profit sharing plans, pension funds and other company-sponsored benefit plans; (c) qualified non-profit organizations, charitable trusts, foundations and endowments; (d) any state, county, city or any instrumentality, department, authority or agency thereof; (e) corporations and other for-profit business organizations with assets of at least $100 million or publicly traded securities outstanding; (f) "wrap" accounts for the benefit of clients of broker-dealers, financial institutions or financial planners, provided that they have entered into an agreement with GSAM specifying aggregate minimums and certain operating policies and standards; (g) registered investment advisers investing for accounts for which they receive asset-based fees; and (h) accounts over which GSAM or its advisory affiliates have investment discretion. The minimum investment requirement may be waived at the discretion of the Trust's officers. No minimum amount is required for subsequent investments.

OTHER PURCHASE INFORMATION

  The Fund reserves the right to redeem the Institutional Shares of any Institutional Shareholder whose account balance is less than $50 as a result of earlier redemptions. Such redemptions will not be implemented if the value of an Institutional Shareholder's account falls below the minimum account balance solely as a result of market conditions. The Trust will give sixty (60) days' prior written notice to Institutional Shareholders whose Institutional Shares are being redeemed to allow them to purchase sufficient additional Institutional Shares of the Fund to avoid such redemption.

  Banks, trust companies or other institutions through which investors acquire Institutional Shares may impose charges in connection with transactions in Institutional Shares. Such institutions should be consulted for information regarding such charges.

  The Fund and Goldman Sachs each reserves the right to reject any specific purchase order (including exchanges) or to restrict purchases or exchanges by a particular purchaser (or group of related purchasers). This may occur, for example, when a purchaser or group of purchasers' pattern of frequent purchases, sales or exchanges of Institutional Shares of the Fund is evident, or if purchases, sales or exchanges are, or a subsequent abrupt redemption might be, of a size that would disrupt management of the Fund.

  In the sole discretion of Goldman Sachs, the Fund may accept securities instead of cash for the purchase of shares of the Fund. Such purchases will be permitted only if the Investment Adviser determines that any securities acquired in this manner are consistent with the Fund's investment objectives, restrictions and policies and are desirable investments for the Fund.


                               EXCHANGE PRIVILEGE


  Institutional Shares of the Fund may be exchanged for (i) Institutional Shares of any other mutual fund sponsored by Goldman Sachs and designated as an eligible fund for this purpose and (ii) the corresponding class of any Goldman Sachs Money Market Fund at the net asset value next determined either by writing to Goldman Sachs, Attention: Goldman Sachs Real Estate Securities Fund--Name of Class of Shares, c/o GSAM Shareholder Services, 4900 Sears Tower, Chicago, Illinois 60606 or, if previously elected in the Fund's Account Information Form, by telephone at 800-621-2550 (7:00 a.m. to 5:30 p.m. Chicago time). A shareholder should obtain and read the prospectus relating to any other fund and its shares and consider its investment objective, policies and applicable fees before making an exchange. Under the telephone exchange privilege, Institutional Shares may be exchanged among accounts with different names, addresses and social security or other taxpayer identification numbers only if the exchange request is in writing and is received in accordance with the procedures set forth under "Redemptions of Institutional Shares."

  In an effort to prevent unauthorized or fraudulent exchanges by telephone, Goldman Sachs employs reasonable procedures as set forth under "Redemption of Institutional Shares" to confirm that such instructions are genuine. In times of drastic economic or market changes the telephone exchange privilege may be difficult to implement. For federal income tax purposes, an exchange is treated as a sale of the Institutional Shares surrendered in the exchange on which an investor may realize a gain or loss, followed by a purchase of Institutional Shares, or the corresponding class of any Goldman Sachs Money Market Fund received in the exchange. Shareholders should consult their own tax adviser concerning the tax consequences of an exchange.

  Each exchange which represents an initial investment in the fund must satisfy the minimum investment requirements of the fund into which the Institutional Shares are being exchanged, except that this requirement may be waived at the discretion of the officers of the fund. Exchanges are available only in states where exchanges may legally be made. The exchange privilege may be modified or withdrawn at any time on sixty (60) days' written notice to Institutional Shareholders and is subject to certain limitations. See "Purchase of Institutional Shares."

                       REDEMPTION OF INSTITUTIONAL SHARES


  The Fund will redeem its Institutional Shares upon request of an Institutional Shareholder on any Business Day at the net asset value next determined after the receipt by the Transfer Agent of such request in proper form. See "Net Asset Value." If Institutional Shares to be redeemed were recently purchased by check, the Fund may delay transmittal of redemption proceeds until such time as it has assured itself that good funds have been collected for the purchase of such Institutional Shares. This may take up to fifteen (15) days. Redemption requests may be made by writing to or calling the Transfer Agent at the address or telephone number set forth on the back cover of this Prospectus. An Institutional Shareholder may request redemptions by telephone if the optional telephone redemption privilege is elected on the Account Information Form accompanying this Prospectus. It may be difficult to implement redemptions by telephone in times of drastic economic or market changes.

  In an effort to prevent unauthorized or fraudulent redemption or exchange requests by telephone, Goldman Sachs employs reasonable procedures specified by the Trust to confirm that such instructions are genuine. Among other things, any redemption request that requires money to go to an account or address other than that designated on the Account Information Form must be in writing and signed by an authorized person designated on the Account Information Form. Any such written request is also confirmed by telephone with both the requesting party and the designated bank account to verify instructions. Exchanges among accounts with different names, addresses and social security or other taxpayer identification numbers must be in writing and signed by an authorized person designated on the Account Information Form. Other procedures may be implemented from time to time. If reasonable procedures are not implemented, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. In all other cases, neither the Fund, the Trust nor Goldman Sachs will be responsible for the authenticity of redemption or exchange instructions received by telephone.

  Written requests for redemptions must be signed by each Institutional Shareholder whose signature has been guaranteed by a bank, a securities broker or dealer, a credit union having authority to issue signature guarantees, a savings and loan association, a building and loan association, a cooperative bank, a federal savings bank or association, a national securities exchange, a registered securities association or a clearing agency, provided that such institution satisfies the standards established by the Transfer Agent.

  The Fund will arrange for the proceeds of redemptions effected by any means to be wired as federal funds to the bank account designated in the Institutional Shareholder's Account Information Form or, if the shareholder elects in writing, by check. Redemption proceeds paid by wire transfer will normally be wired on the next Business Day in federal funds (for a total one-day delay), but may be paid up to three (3) Business Days after receipt of a properly executed redemption request. Wiring of redemption proceeds may be delayed one additional Business Day if the Federal Reserve Bank is closed on the day redemption proceeds would originally be wired. Redemption proceeds paid by check will normally be mailed to the address of record within three (3) Business Days of receipt of a properly executed redemption request. In order to change the bank designated on the Account Information Form to receive redemption proceeds, a written request must be received by the Transfer Agent. This request must be signature guaranteed as set forth above. Further documentation may be required for executors, trustees or corporations. Once wire transfer instructions have been given by Goldman Sachs, neither the Fund, the Trust nor Goldman Sachs assumes any further responsibility for the performance of intermediaries or the Institutional Shareholder's bank in the transfer process. If a problem with such performance arises, the Institutional Shareholder should deal directly with such intermediaries or bank.

  Additional documentation regarding a redemption by any means may be required to effect a redemption when deemed appropriate by Goldman Sachs. The request for such redemption will not be considered to have been received in proper form until such additional documentation has been received.

                              --------------------

                                  APPENDIX



   GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON ACCOUNT
                               INFORMATION FORM

  You are required by law to provide the Fund with your correct Taxpayer Identification Number (TIN), regardless of whether you file tax returns. Failure to do so may subject you to penalties. Failure to provide your correct TIN and to sign your name in the Certification section of the Account Information Form could result in withholding of 31% by the Fund for the federal backup withholding tax on distributions, redemptions, exchanges and other payments relating to your account.

  Any tax withheld may be credited against taxes owed on your federal income tax return.

  If you do not have a TIN, you should apply for one immediately by contacting your local office of the Social Security Administration or the Internal Revenue Service (IRS). Backup withholding could also apply to payments relating to your account prior to the Fund's receipt of your TIN.

  Special rules apply for certain entities. For example, for an account established under a Uniform Gifts or Transfers to Minors Act, the TIN of the minor should be furnished.

  If you have been notified by the IRS that you are subject to backup withholding because you failed to report all your interest and/or dividend income on your tax return and you have not been notified by the IRS that such withholding should cease, you must cross out item (2) in the Certification section of the Account Information Form.

  If you are an exempt recipient, you should furnish your TIN and certify your exemption by signing the Certification section and writing "exempt" after your signature. Exempt recipients include: corporations, tax-exempt pension plans and IRA's, governmental agencies, financial institutions, registered securities and commodities dealers and others.

  If you are a nonresident alien or foreign entity, you must provide a completed Form W-8 to the Fund in order to avoid backup withholding on certain payments. Other payments to you may be subject to nonresident alien withholding of up to 30%.

  For further information regarding backup and nonresident alien withholding, see Sections 3406, 1441 and 1442 of the Internal Revenue Code and consult your tax adviser.

--------------------------------------------------------------------------------

GOLDMAN SACHS ASSET
MANAGEMENT
ONE NEW YORK PLAZA
NEW YORK, NEW YORK 10004

GOLDMAN, SACHS & CO.
DISTRIBUTOR
85 BROAD STREET
NEW YORK, NEW YORK 10004

GOLDMAN, SACHS & CO.
TRANSFER AGENT
4900 SEARS TOWER
CHICAGO, ILLINOIS 60606

STATE STREET BANK AND TRUST COMPANY
CUSTODIAN
1776 HERITAGE DRIVE
NORTH QUINCY, MASSACHUSETTS 02110

TOLL FREE (IN U.S.) . . . . . . . . 800-621-2550


REPROINST
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


GOLDMAN SACHS
REAL ESTATE SECURITIES FUND

--------------------------------------------------------------------------------

PROSPECTUS

INSTITUTIONAL SHARES



[LOGO] GOLDMAN
       SACHS

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++
+INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A         +
+REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE + +SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY +
+OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT        +
+BECOMES EFFECTIVE. THIS PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR + +THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE + +SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE + +UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF +
+ANY STATE.                                                                    +
++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++
                     SUBJECT TO COMPLETION DATED
PROSPECTUS
      , 1997

                   GOLDMAN SACHS REAL ESTATE SECURITIES FUND
                                 SERVICE SHARES

  The Goldman Sachs Real Estate Securities Fund (the "Fund") seeks total return comprised of long-term growth of capital and dividend income through investments in equity securities of issuers that are primarily engaged in or related to the real estate industry. The Fund expects that a substantial portion of its total assets will be invested in real estate investment trusts.

  Goldman Sachs Asset Management ("GSAM"), New York, New York, a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as investment adviser to the Fund. GSAM is referred to in this Prospectus as the "Investment Adviser." Goldman Sachs serves as the Fund's distributor and transfer agent.

  This Prospectus provides information about Goldman Sachs Trust (the "Trust") and the Fund that a prospective investor should understand before investing. This Prospectus should be retained for future reference. A Statement of
Additional Information (the "Additional Statement"), dated       , 1997,
containing further information about the Trust and the Fund which may be of interest to investors, has been filed with the Securities and Exchange Commission ("SEC"), is incorporated herein by reference in its entirety, and may be obtained without charge from Service Organizations (as defined herein), or Goldman Sachs by calling the telephone number, or writing to one of the addresses, listed on the back cover of this Prospectus. The SEC maintains a Web site (http://www.sec.gov) that contains the Additional Statement and other information regarding the Trust.

                               -----------------

SERVICE SHARE OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER INSURED DEPOSITORY INSTITUTION AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE FUND INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS

                                    PAGE
                                    ----
Fund Highlights....................   3
Fees and Expenses..................   5
Investment Objective and Policies..   6
Description of Securities..........   7
Investment Techniques..............   9
Risk Factors.......................  12
Investment Restrictions............  13
Portfolio Turnover.................  13
Management.........................  13
Net Asset Value....................  16
Performance Information............  16

                               PAGE
                               ----
Shares of the Trust...........  17
Taxation......................  17
Additional Information........  19
Additional Services...........  20
Reports to Shareholders.......  20
Dividends.....................  20
Purchase of Service Shares....  21
Exchange Privilege............  22
Redemption of Service Shares..  23
Appendix...................... A-1

                                FUND HIGHLIGHTS

  The following is intended to highlight certain information contained in this Prospectus and is qualified in its entirety by the more detailed information contained herein.

 WHAT IS THE GOLDMAN SACHS TRUST?

  Goldman Sachs Trust is an open-end management investment company that offers its shares in several investment funds (mutual funds). The Fund is a separate investment fund that pools the monies of investors by selling its shares to the public and investing these monies in a portfolio of securities designed to achieve the Fund's stated investment objectives.

 WHAT ARE THE INVESTMENT OBJECTIVE AND POLICIES OF THE FUND?

  The Fund has distinct investment objectives and policies. There can be no assurance that the Fund's objective will be achieved. For a complete description of the Fund's investment objective and policies, see "Investment Objectives and Policies," "Description of Securities" and "Investment Techniques."

     Investment Objective................. Total return comprised of long-term growth of capital and dividend
                                           income.
     Investment Criteria.................. Substantially all, and at least 80%, of total assets in a diversified
                                           portfolio of equity securities of
                                           issuers that are primarily engaged in
                                           or related to the real estate
                                           industry. The Fund expects that a
                                           substantial portion of its total
                                           assets will be invested in a real
                                           estate investment trusts ("REITs").
     Benchmark............................ National Association of Real Estate
                                           Investment Trusts Index ("NAREIT").

 WHAT ARE THE RISK FACTORS AND SPECIAL CHARACTERISTICS THAT I SHOULD CONSIDER BEFORE INVESTING?

  The Fund's share price will fluctuate with market and economic conditions, so that an investment in the Fund may be worth more or less when redeemed than when purchased. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund's investment objectives will be achieved. See "Risk Factors."

  Risk Factors Associated with the Real Estate Industry. Although the Fund does not invest directly in real estate, it does invest primarily in common stocks and other equity securities of REITs and other real estate industry companies and does have a policy of concentrating its investments in the real estate industry. Therefore, an investment in the Fund is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general, including possible declines in the value of real estate, general and local economic conditions, environmental problems and changes in interest rates. To the extent that assets underlying the Fund's investments are concentrated geographically, by property type or in certain other respects, these risks may be heightened. In addition, if the Fund has rental income or income from the disposition of real property acquired as a result of a default on securities the Fund owns, the receipt of such income may adversely affect its ability to retain its tax status as a regulated investment company.

  Risks of Investing in REITs. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of, and income produced by, the underlying property owned by the REITs. Mortgage REITs may be affected by the quality of any credit extended and interest rate risk. REITs are dependent upon management skills, are not diversified, are subject to heavy cash flow dependency, default by borrowers and self-liquidation.

  Other. The Fund's use of certain investment techniques, including derivatives, forward contracts, options and futures, will subject the Fund to greater risk than funds that do not employ such techniques.

 WHO MANAGES THE FUND?

  Goldman Sachs Asset Management serves as Investment Adviser to the Fund. As of June 30, 1997, the Investment Adviser, together with its affiliates, acted as investment adviser, administrator or distributor for assets in
excess of $      billion.

 WHO DISTRIBUTES THE FUND'S SHARES?

  Goldman Sachs acts as distributor of the Fund's shares.

 WHAT IS THE MINIMUM INVESTMENT?

  The Fund does not have any minimum purchase or account requirements with respect to Service Shares. A Service Organization may, however, impose a minimum amount for initial and subsequent investments in Service Shares, and may establish other requirements such as a minimum account balance.

 HOW DO I PURCHASE SERVICE SHARES?

  Customers of Service Organizations may invest in Service Shares only through their Service Organizations. Service Shares of the Fund are purchased by Service Organizations through Goldman Sachs at the current net asset value without any sales load. See "Purchase of Service Shares."

  ADDITIONAL SERVICES. The Trust, on behalf of the Fund, has adopted a Service Plan with respect to the Service Shares which authorizes the Fund to compensate Service Organizations for providing account administration and shareholder liaison services to their customers who are the beneficial owners of such Shares. The Trust, on behalf of the Fund, will enter into agreements with each Service Organization which will provide for compensation to the Service Organization in an amount up to 0.50% (on an annualized basis) of the average daily net assets of the Service Shares of the Fund attributable to or held in the name of the Service Organization for its customers. See "Additional Services."

 HOW DO I SELL MY SERVICE SHARES?

  You may redeem Service Shares upon request on any Business Day, as defined under "Additional Information," at the net asset value next determined after receipt of such request in proper form. See "Redemption of Service Shares."

 HOW DO I RECEIVE DIVIDENDS AND DISTRIBUTIONS?

            INVESTMENT INCOME DIVIDENDS                          CAPITAL GAINS
                 DECLARED AND PAID                               DISTRIBUTIONS
                 -----------------                               -------------
                     Quarterly                                     Annually

  Recordholders of Service Shares may receive dividends in additional Service Shares of the Fund or you may elect to receive cash. For further information concerning dividends, see "Dividends."

                               FEES AND EXPENSES
                               (SERVICE SHARES)

                                                                         FUND
                                                                         ----
SHAREHOLDER TRANSACTION EXPENSES:
 Maximum Sales Charge Imposed on Purchases.............................. None
 Maximum Sales Charge Imposed on Reinvested Dividends................... None
 Redemption Fees........................................................ None
 Exchange Fees.......................................................... None
ANNUAL FUND OPERATING EXPENSES: (as a percentage of average daily net assets)(/1/)
 Management Fees (after applicable limitations)(/2/).................... 1.25%
 Service Fees(/5/)...................................................... 0.50%
 Other Expenses (after applicable limitations)(/3/)..................... 0.25%
                                                                         ----
  TOTAL FUND OPERATING EXPENSES (AFTER FEE AND EXPENSE
   LIMITATIONS)(/4/).................................................... 2.00%
                                                                         ====

EXAMPLE:                                                         1 YEAR 3 YEARS
--------                                                         ------ -------
You would pay the following expenses on a hypothetical $1,000 investment, assuming (1) a 5% annual return and (2) redemption
 at the end of each time period................................   $20     $63

---------------------
/1/ Based on estimated amounts for the current fiscal year.

/2/ The Investment Adviser has voluntarily agreed that a portion of the management fee would not be imposed on the Fund equal to 0. %. Without such limitations, management fees would be % of the Fund's average daily net assets. [CONFIRM]

/3/ The Investment Adviser voluntarily has agreed to reduce or limit certain other expenses (excluding management fees, service fees, taxes, interest and brokerage fees and litigation, indemnification and other extraordinary expenses (and transfer agency fees) to the extent such expenses exceed % of the Fund's average daily net assets:


/4/ Without the limitations described above, "Other Expenses" and "Total
    Operating Expenses" of the Fund for the current fiscal year are estimated
    to be   % and   %, respectively as follows:


/5/ Service Organizations may charge other fees to their customers who are beneficial owners of Service Shares in connection with their customer accounts. Due to the service fees, a long-term shareholder may pay more than the economic equivalent of the maximum front-end sales charges permitted by the NASD's rules regarding investment companies. See "Additional Services."

  The Investment Adviser has no current intention of modifying or discontinuing any of the limitations set forth above but may do so in the future at its discretion. The information set forth in the foregoing table and hypothetical example relates only to Service Shares of the Fund. The Fund also offers Institutional Shares, Class A, Class B and Class C Shares, which are subject to different fees and expenses (which affect performance), have different minimum investment requirements and are entitled to different services. Information regarding Institutional, Class A, Class B and Class C Shares may be obtained from an investor's sales representative or from Goldman Sachs by calling the number on the back of this Prospectus.

  The purpose of the foregoing table is to assist investors in understanding the various fees and expenses of the Fund that an investor will bear directly or indirectly. The information on the fees and expenses included in the table and hypothetical example above is based on the Fund's estimated fees and expenses and should not be considered as representative of future expenses. Actual fees and expenses may be greater or less than those indicated. Moreover, while the example assumes a 5% annual return, the Fund's actual performance will vary and may result in an actual return greater or less than 5%. See "Management--Investment Adviser" and "Additional Services."

                      INVESTMENT OBJECTIVES AND POLICIES


  The investment objective and principal investment policies of the Fund are described below. Other investment practices and management techniques, which involve certain risks are described under "Description of Securities," "Risk Factors" and "Investment Techniques." There can be no assurance that the Fund's investment objectives will be achieved.

  The Investment Adviser may purchase for the Fund interests in real estate investment trusts, common stocks, preferred stocks, convertible debt obligations, convertible preferred stocks, equity interests in trusts, partnerships, joint ventures and similar enterprises, warrants and stock purchase rights ("equity securities"). In choosing the Fund's securities, the Investment Adviser may utilize first-hand fundamental research, including visiting company facilities to assess operations and to meet decision-makers. The Investment Adviser may also use macro analysis of numerous economic and valuation variables to anticipate changes in company earnings and the overall investment climate. The Investment Adviser is able to draw on the research and market expertise of the Goldman Sachs Global Investment Research Department and other affiliates of the Investment Adviser, as well as information provided by other securities dealers. Equity securities in the Fund's portfolio will generally be sold when the Investment Adviser believes that the market price fully reflects or exceeds the securities' fundamental valuation or when other more attractive investments are identified.

  The Fund's investment strategy is based on the premise that property market fundamentals are the primary determinant of growth underlying the success of companies in the real estate industry. The Fund's research and investment process is designed to identify those companies with strong property fundamentals and strong management teams. This process is comprised of real estate market research and securities analysis. The Investment Adviser's analysis will focus on determining the degree to which a company can achieve sustainable growth in cash flow and dividend paying capability. The Investment Adviser will take into account fundamental trends in underlying property markets as determined by proprietary models, research of local real estate markets, earnings, cash flow growth and stability, the relationship between asset values and market prices of the securities and dividend payment history. The Investment Adviser will attempt to purchase securities of companies whose underlying portfolios are diversified geographically and by property type.

 REAL ESTATE SECURITIES FUND


  Objectives. The Fund's investment objective is to provide investors with total return comprised of long-term growth of capital and dividend income.

  Primary Investment Focus. The Fund invests, under normal circumstances, substantially all, and at least 80% of its total assets in issuers that are primarily engaged in or related to the real estate industry. The Fund seeks to achieve its investment objective by investing in a diversified portfolio of equity securities of REITs and other real estate industry companies. A "real estate industry company" is a company that derives at least 50% of its gross revenues or net profits from the ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate or interests therein.

  Shares of REITs. The Fund may invest without limitation in shares of REITs. REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Similar to investment companies such as the Fund, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund will indirectly bear its proportionate share of expenses incurred by REITs in which the Fund invests in addition to the expenses incurred directly by the Fund.

  Other. The Fund may invest up to 20% of its total assets in fixed income securities that, in the opinion of the Investment Adviser, offer the potential to further the Fund's investment objectives. In addition, although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 5% of its net assets in foreign securities.


                           DESCRIPTION OF SECURITIES


CONVERTIBLE SECURITIES

  The Fund may invest in convertible securities, including debt obligations and preferred stock of the issuer convertible at a stated exchange rate into common stock of the issuer. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. As with all fixed income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer's capital structure and consequently entail less risk than the issuer's common stock. In evaluating a convertible security, the Investment Adviser will give primary emphasis to the attractiveness of the underlying common stock. The convertible debt securities in which the Fund may invest are not subject to any minimum rating criteria. Convertible debt securities are equity investments for purposes of the Fund's investment policies.

FIXED INCOME SECURITIES

  U.S. GOVERNMENT SECURITIES. The Fund may invest in U.S. Government securities. Generally, these securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. Government agencies, instrumentalities or sponsored enterprises. U.S. Government securities also include Treasury receipts and other stripped U.S. Government securities, where the interest and principal components of stripped U.S. Government securities are traded independently. The Fund may also invest in zero coupon U.S. Treasury securities and in zero coupon securities issued by financial institutions, which represent a proportionate interest in underlying U.S. Treasury securities. A zero coupon security pays no interest to its holder during its life and its value consists of the difference between its face value at maturity and its cost. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically. See "Taxation" in the Additional Statement.

  MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. The Fund may invest in mortgage-backed securities ("Mortgage-Backed Securities"), which represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. The Fund may also invest in asset-backed securities ("Asset-Backed Securities"). The principal and interest payments on Asset-Backed Securities are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Such asset pools are securitized through the use of special purpose trusts or corporations. Principal and interest payments may be credit enhanced by a letter of credit, a pool insurance policy or a senior/subordinated structure.

  The Fund may also invest in stripped Mortgage-Backed Securities ("SMBS") (including interest only and principal only securities), which are derivative multiple class Mortgage-Backed Securities. SMBS are usually structured with two different classes: one that receives 100% of the interest payments and the other that receives 100% of the principal payments from a pool of mortgage loans. If the underlying mortgage loans experience different than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest from mortgage loans are generally higher than prevailing market yields on other Mortgage-Backed Securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

  CORPORATE DEBT OBLIGATIONS. The Fund may invest in corporate debt obligations. Corporate debt obligations are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations.

  BANK OBLIGATIONS. The Fund may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitation time deposits, bankers' acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation. Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry.

  STRUCTURED SECURITIES. The Fund may invest in structured securities. The value of the principal of and/or interest on such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, result in the loss of the Fund's investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may entail a greater degree of market risk than other types of fixed-income securities. Structured securities may also be more volatile, less liquid and more difficult to accurately price than less complex securities.

  RATING CRITERIA. The Fund may invest up to 20% of its total assets in debt securities, including securities which are unrated or rated in the lowest rating categories by Standard & Poor's Ratings Group ("Standard & Poor's") or Moody's Investors Service, Inc. ("Moody's") (i.e., BB or lower by Standard & Poor's or Ba or lower by Moody's), including securities rated D by Moody's or Standard & Poor's. Fixed income securities rated

BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers' capacity to pay interest and repay principal. Fixed income securities rated BB or Ba or below (or comparable unrated securities) are commonly referred to as "junk bonds," and are considered predominately speculative and may be questionable as to principal and interest payments. In some cases, such bonds may be highly speculative, have poor prospects for reaching investment grade standing and be in default. As a result, investment in such bonds will entail greater speculative risks than those associated with investment in investment grade bonds. Also, to the extent that the rating assigned to a security in the Fund's portfolio is downgraded by a rating organization, the market price and liquidity of such security may be adversely affected. See Appendix A to the Additional Statement for a description of the corporate bond ratings assigned by Standard & Poor's and Moody's.


                             INVESTMENT TECHNIQUES


OPTIONS ON SECURITIES AND SECURITIES INDICES

  The Fund may write (sell) covered call and put options and purchase call and put options on any securities in which it may invest or on any securities index composed of securities in which it may invest. The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of options to seek to increase total return involves the risk of loss if the Investment Adviser is incorrect in its expectation of fluctuations in securities prices or interest rates. The successful use of options for hedging purposes also depends in part on the ability of the Investment Adviser to manage future price fluctuations and the degree of correlation between the options and securities markets. If the Investment Adviser is incorrect in its expectation of changes in securities prices or determination of the correlation between the securities indices on which options are written and purchased and the securities in the Fund's investment portfolio, the investment performance of the Fund will be less favorable than it would have been in the absence of such options transactions. The writing of options could significantly increase the Fund's portfolio turnover rate and, therefore, associated brokerage commissions or spreads.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

  To seek to increase total return or to hedge against changes in interest rates or securities prices, the Fund may purchase and sell various kinds of futures contracts, and purchase and write call and put options on any of such futures contracts. The Fund may also enter into closing purchase and sale transactions with respect to any such contracts and options. The futures contracts may be based on various securities (such as U.S. Government securities), securities indices and other financial instruments and indices. The Fund will engage in futures and related options transactions for bona fide hedging purposes as defined in regulations of the Commodity Futures Trading Commission or to seek to increase total return to the extent permitted by such regulations. The Fund may not purchase or sell futures contracts or purchase or sell related options to seek to increase total return, except for closing purchase or sale transactions, if immediately thereafter the sum of the amount of initial margin deposits and premiums paid on the Fund's outstanding positions in futures and related options entered into for the purpose of seeking to increase total return would exceed 5% of the market value of the Fund's net assets. These transactions involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the Fund to purchase securities, require the Fund to segregate and maintain cash or liquid assets with a value equal to the amount of the Fund's obligations.

  While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. See "Investment Objectives and Policies--Futures Contracts and Options on Futures Contracts" in the Additional Statement. Thus, while the Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates or securities prices may result in poorer overall performance than if the Fund had not entered into any futures contracts or options transactions. Because perfect correlation between a futures position and portfolio position that is intended to be protected is impossible to achieve, the desired protection may not be obtained and the Fund may be exposed to risk of loss. The loss incurred by the Fund in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund's net asset value. The profitability of the Fund's trading in futures to seek to increase total return depends upon the ability of the Investment Adviser to correctly analyze the futures markets. In addition, because of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to the Fund. Further, futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS

  The Fund may purchase when-issued securities. When-issued transactions arise when securities are purchased by a Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. The Fund may also purchase securities on a forward commitment basis; that is, make contracts to purchase securities for a fixed price at a future date beyond the customary three-day settlement period. The Fund is required to hold and maintain in a segregated account with the Fund's custodian until three days prior to the settlement date, cash or liquid assets in an amount sufficient to meet the purchase price. Alternatively, the Fund may enter into offsetting contracts for the forward sale of other securities that it owns. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date. Although the Fund would generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, the Fund may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate to do so.

ILLIQUID AND RESTRICTED SECURITIES

  The Fund will not invest more than 15% of its net assets in illiquid investments, which include securities (both foreign and domestic) that are not readily marketable, swap transactions, certain SMBS, repurchase agreements maturing in more than seven days, time deposits with a notice or demand period of more than seven days, and certain over-the-counter options, and certain restricted securities, unless it is determined, based upon the continuing review of the trading markets for a specific restricted security, that such restricted security is eligible for resale under Rule 144A under the Securities Act of 1933 and, therefore, is liquid. The Trustees have adopted guidelines and delegated to the Investment Adviser the daily function of determining and monitoring the liquidity of portfolio securities. The Trustees, however, retain oversight focusing on factors such as valuation, liquidity and availability of information and are ultimately responsible for each determination. Investing in restricted securities eligible for resale pursuant to Rule 144A may decrease the liquidity of the Fund's portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

REPURCHASE AGREEMENTS

  The Fund may enter into repurchase agreements with dealers in U.S. Government securities and member banks of the Federal Reserve System which furnish collateral at least equal in value or market price to the amount of their repurchase obligation. If the other party or "seller" defaults, the Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund in connection with the related repurchase agreement are less than the repurchase price. In addition, in the event of bankruptcy of the seller or failure of the seller to repurchase the securities as agreed, the Fund could suffer losses, including loss of interest on or principal of the security and costs associated with delay and enforcement of the repurchase agreement. The Trustees have reviewed and approved certain counterparties whom they believe to be creditworthy and have authorized the Fund to enter into repurchase agreements with such counterparties. In addition, the Fund, together with other registered investment companies having management agreements with the Investment Adviser or its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

LENDING OF PORTFOLIO SECURITIES

  The Fund may also seek to increase its income by lending portfolio securities. Under present regulatory policies, such loans may be made to institutions, such as certain broker-dealers, and are required to be secured continuously by collateral in cash, cash equivalents, or U.S. Government securities maintained on a current basis in an amount at least equal to the market value of the securities loaned. Cash collateral may be invested in cash equivalents. If the Investment Adviser determines to make securities loans, the value of the securities loaned may not exceed 33 1/3% of the value of the total assets of the Fund. The Fund may experience a loss or delay in the recovery of its securities if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund.

SHORT SALES AGAINST-THE-BOX

  The Fund may make short sales of securities or maintain a short position, provided that at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for an equal amount of the securities of the same issuer as the securities sold short (a short sale against-the-box). Not more than 25% of the Fund's net assets (determined at the time of the short sale) may be subject to such short sales. Short sales will be made primarily to defer realization of gain or loss for federal tax purposes; a gain or loss in the Fund's long position will be offset by a gain or loss in its short position.

TEMPORARY INVESTMENTS

  The Fund may, for temporary defensive purposes, invest 100% of its total assets in U.S. Government securities, repurchase agreements collateralized by U.S. Government securities, commercial paper rated at least A-2 by Standard & Poor's or P-2 by Moody's, certificates of deposit, bankers' acceptances, repurchase agreements, non-convertible preferred stocks and non-convertible corporate bonds with a remaining maturity of less than one year. When the Fund's assets are invested in such instruments, the Fund may not be achieving its investment objectives.

MISCELLANEOUS TECHNIQUES

  In addition to the techniques and investments described above, the Fund may, with respect to no more than 5% of its net assets, engage in the following techniques and investments (i) warrants and stock purchase rights,
(ii) foreign securities (including options and futures transactions), (iii) foreign currency transactions, (iv) mortgage swaps, index swaps and interest rate swaps, caps, floors and collars, (v) yield curve options and inverse floating rate securities, (vi) other investment companies, (vii) mortgage dollar rolls and (viii) unseasoned companies. For more information see the Additional Statement.

                                 RISK FACTORS

  RISK FACTORS ASSOCIATED WITH THE REAL ESTATE INDUSTRY. Although the Fund does not invest directly in real estate, it does invest primarily in securities of issuers that are primarily engaged in or related to the real estate industry, and does have a policy of concentrating its investments in the real estate industry. Therefore, an investment in the Fund is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. To the extent that assets underlying the Fund's investments are concentrated geographically, by property type or in certain other respects, the Fund may be subject to certain of the foregoing risks to a greater extent.

  In addition, if the Fund receives rental income or income from the disposition of real property acquired as a result of a default on securities the Fund owns, the receipt of such income or the ownership of such property may adversely affect the Fund's ability to retain its tax status as a regulated investment company. Investments by the Fund in securities of companies providing mortgage servicing will be subject to the risks associated with refinancings and their impact on servicing rights.

  RISKS OF INVESTING IN REITS. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs. Mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax free pass-through of income under the Code and failing to maintain their exemptions from registration under the Investment Company Act of 1940, as amended (the "1940 Act"). REITs whose underlying properties are concentrated in a particular industry or geographic region are also subject to risks affecting such industries and regions.

  REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

  Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities.
Historically, small capitalization stocks, such as REITs have been more volatile in price than the larger capitalization stocks included in the Standard & Poor's Index of 500 Common Stocks.

  RISK OF INVESTING IN FIXED INCOME SECURITIES. When interest rates decline, the market value of fixed income securities tends to increase. Conversely, when interest rates increase, the market value of fixed income securities tends to decline. Volatility of a security's market value will differ depending upon the security's duration, the issuer and the type of instrument. Investments in fixed income securities are subject to the risk that the issuer could default on its obligations and the Fund could sustain losses on such investments. A default could impact both interest and principal payments.

  RISKS OF DERIVATIVE TRANSACTIONS. The Fund's transactions, if any, in options, futures, options on futures, swap transactions and structured securities involve certain risks, including a possible lack of correlation between changes in the value of hedging instruments and the portfolio assets being hedged, the potential illiquidity of the markets for derivative instruments, the risks arising from the margin requirements and related leverage factors associated with such transactions. The use of these management techniques to seek to increase total return may be regarded as a speculative practice and involves the risk of loss if the Investment Adviser is incorrect in its expectation of fluctuations in securities prices or interest rates. The Fund's use of certain derivative transactions may be limited by the requirements of the Code, for qualification as a regulated investment company.


                            INVESTMENT RESTRICTIONS

  The Fund is subject to certain investment restrictions that are described in detail under "Investment Restrictions" in the Additional Statement. Fundamental investment restrictions of the Fund can not be changed without approval of a majority of the outstanding shares of the Fund. The Fund's investment objectives and all policies not specifically designated as fundamental are non-fundamental and may be changed without shareholder approval. If there is a change in the Fund's investment objectives, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial positions and needs.


                              PORTFOLIO TURNOVER

  A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses which must be borne by the Fund and its shareholders and may under certain circumstances make it more difficult for the Fund to qualify as a regulated investment company under the Code. It is anticipated that the annual portfolio turnover rate of the Fund will generally not exceed 100%. The portfolio turnover rate is calculated by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of the Fund's portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. Notwithstanding the foregoing, the Investment Adviser may, from time to time, make short-term investments when it believes such investments are in the best interests of the Fund.


                                  MANAGEMENT

TRUSTEES AND OFFICERS

  The Trustees are responsible for deciding matters of general policy and reviewing the actions of the Investment Adviser, distributor and transfer agent. The officers of the Trust conduct and supervise the Fund's daily business operations. The Additional Statement contains information as to the identity of, and other information about, the Trustees and officers of the Trust.

INVESTMENT ADVISER

  INVESTMENT ADVISER. Goldman Sachs Asset Management, One New York Plaza, New York, New York 10004, a separate operating division of Goldman Sachs, serves as the investment adviser to the Fund. Goldman Sachs registered as an investment adviser in 1981. As of June 30, 1997, GSAM, together with its affiliates, acted as investment adviser, administrator or distributor for
assets in excess of $   billion.

  Under a Management Agreement with the Fund, the Investment Adviser, subject to the general supervision of the Trustees, provides day-to-day advice as to the Fund's portfolio transactions. Goldman Sachs has agreed to permit the Trust to use the name "Goldman Sachs" or a derivative thereof as part of the Fund's name for as long as the Fund's Management Agreement is in effect.

  In performing its investment advisory services, the Investment Adviser, while remaining ultimately responsible for the management of the Fund, may rely upon its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities and is able to draw upon the research and expertise of its other affiliate offices. In addition, the Investment Adviser will have access to the research of, and proprietary technical models developed by, Goldman Sachs and may apply quantitative and qualitative analysis in determining the appropriate allocations among the categories of issuers and types of securities.

  Under the Management Agreement, the Investment Adviser also: (i) supervises all non-advisory operations of the Fund that it advises; (ii) provides personnel to perform such executive, administrative and clerical services as are reasonably necessary to provide effective administration of the Fund;
(iii) arranges for at the Fund's expense (a) the preparation of all required tax returns, (b) the preparation and submission of reports to existing shareholders, (c) the periodic updating of prospectuses and statements of additional information and (d) the preparation of reports to be filed with the SEC and other regulatory authorities; (iv) maintains the Fund's records; and
(v) provides office space and all necessary office equipment and services.

 FUND MANAGERS


                 YEARS
                 PRIMARILY
  NAME AND TITLE RESPONSIBLE      FIVE YEAR EMPLOYMENT HISTORY
  -------------- -----------      ----------------------------

                                   [TO COME]

  It is the responsibility of the Investment Adviser to make investment decisions for the Fund and to place the purchase and sale orders for the Fund's portfolio transactions. Such orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, Goldman Sachs or its affiliates. In effecting purchases and sales of portfolio securities for the Fund, the Investment Adviser will seek the best price and execution of the Fund's orders. In doing so, where two or more brokers or dealers offer comparable prices and execution for a particular trade, consideration may be given to whether the broker or dealer provides investment research or brokerage services or sells shares of any Goldman Sachs Fund. See the Additional Statement for a further description of the Investment Adviser's brokerage allocation practices.

  As compensation for its services rendered and assumption of certain expenses pursuant to the Management Agreement, GSAM is entitled to a fee, computed daily and payable monthly at a rate equal to % of the Fund's average daily net assets.

  The Investment Adviser has voluntarily agreed to reduce or limit certain "Other Expenses" of the Fund (excluding management fees, service fees, taxes, interest and brokerage fees and litigation, indemnification and other extraordinary expenses [and transfer agency fees] to the extent such expenses exceed % per annum of the Fund's average daily net assets. Such reductions or limits, if any, are calculated monthly on a cumulative basis and may be discontinued or modified by the Investment Adviser in its discretion at any time.

  ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS. The involvement of the Investment Adviser, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to the Fund or limit the Fund's investment activities. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Fund and/or which engage in and compete for transactions in the same type of securities, currencies and instruments as the Fund. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Fund and in general it is not anticipated that the Investment Adviser will have access to proprietary information for the purpose of managing the Fund. The results of the Fund's investment activities, therefore, may differ from those of Goldman Sachs and its affiliates and it is possible that the Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. From time to time, the Fund's activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. See "Management--Activities of Goldman Sachs and its Affiliates and Other Accounts Managed by Goldman Sachs" in the Additional Statement for further information.

DISTRIBUTOR AND TRANSFER AGENT

  Goldman Sachs, 85 Broad Street, New York, New York, serves as the exclusive distributor (the "Distributor") of the Fund's shares. Goldman Sachs, 4900 Sears Tower, Chicago, Illinois, also serves as each Fund's transfer agent (the "Transfer Agent") and as such performs various shareholder servicing functions. As compensation for the services rendered to the Fund by Goldman Sachs (as Transfer Agent) and the assumption by Goldman Sachs of the expenses related thereto, Goldman Sachs is entitled to receive a fee from the Fund, with respect to Class A shares, Class B and Class C shares of [$12,000] per year plus [$7.50] per account, together with out-of-pocket and transaction-related expenses (including those out-of-pocket expenses payable to servicing and/or sub-transfer agents). Shareholders with inquiries regarding the Fund should contact Goldman Sachs (as Transfer Agent) at the address or the telephone number set forth on the back cover page of this Prospectus.

                                NET ASSET VALUE

  The net asset value per share of the class of the Fund is calculated by the Fund's custodian as of the close of regular trading on the New York Stock Exchange (normally 3:00 p.m. Chicago time, 4:00 p.m. New York time), on each Business Day (as such term is defined under "Additional Information"). Net asset value per share of each class is calculated by determining the net assets attributable to each class and dividing by the number of outstanding shares of that class. Portfolio securities are valued based on market quotations or, if accurate quotations are not readily available, at fair value as determined in good faith under procedures established by the Trustees.


                            PERFORMANCE INFORMATION

  From time to time the Fund may publish average annual total return, yield and distribution rates in advertisements and communications to shareholders or prospective investors. Average annual total return is determined by computing the average annual percentage change in value of $1,000 invested at the maximum public offering price for specified periods ending with the most recent calendar quarter, assuming reinvestment of all dividends and distributions at net asset value. The total return calculation assumes a complete redemption of the investment at the end of the relevant period. The Fund may also from time to time advertise total return on a cumulative, average, year-by-year or other basis for various specified periods by means of quotations, charts, graphs or schedules. In addition, the Fund may furnish total return calculations based on investments at various sales charge levels or at net asset value. Any performance data which is based on the Fund's net asset value per share would be reduced if any applicable sales charge were taken into account. In addition to the above, the Fund may from time to time advertise its performance relative to certain averages, performance rankings, indices, other information prepared by recognized mutual fund statistical services and investments for which reliable performance data is available.

  The Fund computes its yield by dividing net investment income earned during a recent thirty-day period by the product of the average daily number of shares outstanding and entitled to receive dividends during the period and the maximum offering price per share on the last day of the relevant period. The results are compounded on a bond equivalent (semi-annual) basis and then annualized. Net investment income per share is equal to the dividends and interest earned during the period, reduced by accrued expenses for the period. The calculation of net investment income for these purposes may differ from the net investment income determined for accounting purposes. The Fund's quotations of distribution rate are calculated by annualizing the most recent distribution of net investment income for a monthly, quarterly or other relevant period and dividing this amount by the net asset value per share on the last day of the period for which the distribution rates are being calculated.

  The Fund's yield, total return and distribution rate will be calculated separately for each class of shares in existence. Because each class of shares may be subject to different expenses, yield, the total return and distribution rate calculations with respect to each class of shares for the same period will differ. See "Shares of the Trust."

  The investment results of the Fund will fluctuate over time and any presentation of investment results for any prior period should not be considered a representation of what an investment may earn or what the Fund's performance may be in any future period. In addition to information provided in shareholder reports, the Fund may, in its discretion, from time to time make a list of its holdings available to investors upon request.

                              SHARES OF THE TRUST

  The Fund is a series of Goldman Sachs Trust, which was formed under the laws of the State of Delaware on January 28, 1997. The Trust was formerly a Maryland corporation, and reorganized into the Trust as of April 30, 1997. The Trustees have authority under the Trust's Declaration of Trust to create and classify shares of beneficial interests in separate series, without further action by shareholders. Additional series may be added in the future. The Trustees also have authority to classify and reclassify any series or portfolio of shares into one or more classes.

  When issued, shares are fully paid and non-assessable. In the event of liquidation, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to such shareholders. All shares are freely transferable and have no preemptive, subscription or conversion rights. Shareholders are entitled to one vote per share, provided that, at the option of the Trustees, shareholders will be entitled to a number of votes based upon the net asset values represented by their shares.

  The Trust does not intend to hold annual meetings of shareholders. However, pursuant to the Trust's By-Laws, the recordholders of at least 10% of the shares outstanding and entitled to vote at a special meeting may require the Trust to hold such special meeting of shareholders for any purpose and recordholders may, under certain circumstances, as permitted by the Act, communicate with other shareholders in connection with requiring a special meeting of shareholders. The Trustees will call a special meeting of shareholders for the purpose of electing Trustees if, at any time, less than a majority of Trustees holding office at the time were elected by shareholders.

  In the interest of economy and convenience, the Trust does not issue certificates representing the Fund's shares. Instead, the Transfer Agent maintains a record of each shareholder's ownership. Each shareholder receives confirmation of purchase and redemption orders from the Transfer Agent. Fund shares and any dividends and distributions paid by the Fund are reflected in account statements from the Transfer Agent.


                                   TAXATION

FEDERAL TAXES

  The Fund is treated as a separate entity for tax purposes. The Fund intends to elect to be treated as a regulated investment company and intends to qualify for such treatment for each taxable year under Subchapter M of the Code. To qualify as such, the Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders. As a regulated investment company, the Fund will not be subject to federal income or excise tax on any net investment income and net realized capital gains that are distributed to its shareholders in accordance with certain timing requirements of the Code.

  Dividends paid by the Fund from net investment income, certain net realized foreign exchange gains, the excess of net short-term capital gain over net long-term capital loss and original issue discount or market discount income will be taxable to its shareholders as ordinary income. Dividends paid by the Fund from the excess of net long-term capital gain over net short-term capital loss will be taxable as long-term capital gains regardless of how long the shareholders have held their shares. These tax consequences will apply regardless of whether distributions are received in cash or reinvested in shares. The Fund's dividends that are paid to its corporate shareholders and are attributable to qualifying dividends the Fund receives from U.S. domestic corporations may be eligible, in the hands of such corporate shareholders, for the corporate dividends-received deduction, subject to certain holding period requirements and debt financing limitations under the Code. Since dividends the Fund receives from REITs are not qualifying dividends for this purpose, it is not likely that a substantial portion of the Fund's dividends will generally qualify for the corporate dividends-received deduction. Certain distributions paid by the Fund in January of a given year may be taxable to shareholders as if received the prior December 31. Shareholders will be informed annually about the amount and character of distributions received from the Fund for federal income tax purposes.

  Investors should consider the tax implications of buying shares immediately prior to a distribution. Investors who purchase shares shortly before the record date for a distribution will pay a per share price that includes the value of the anticipated distribution and will be taxed on the distribution even though the distribution represents a return of a portion of the purchase price.

  Redemptions and exchanges of shares are taxable events.

  Individuals and certain other classes of shareholders may be subject to 31% backup withholding of federal income tax on distributions, redemptions and exchanges if they fail to furnish their correct taxpayer identification number and certain certifications required by the Internal Revenue Service or if they are otherwise subject to backup withholding. Individuals, corporations and other shareholders that are not U.S. persons under the Code are subject to different tax rules and may be subject to nonresident alien withholding at the rate of 30% (or a lower rate provided by an applicable tax treaty) on amounts treated as ordinary dividends from the Fund.

  The Fund may be subject to foreign withholding or other foreign taxes on income or gain from certain foreign securities. The Fund will not be eligible to elect to pass such foreign taxes through to shareholders, who therefore will generally not take such taxes into account on their own tax returns. The Fund will generally deduct such taxes in determining the amounts available for distribution to shareholders.

OTHER TAXES

  In addition to federal taxes, a shareholder may be subject to state, local or foreign taxes on payments received from the Fund. A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent (if any) the Fund's distributions are derived from interest on (or, in the case of intangible property taxes, the value of its assets is attributable to) certain U.S. Government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. For a further discussion of certain tax consequences of investing in shares of the Fund, see "Taxation" in the Additional Statement. Shareholders are urged to consult their own tax advisers regarding specific questions as to federal, state and local taxes as well as to any foreign taxes.

                            ADDITIONAL INFORMATION

  The term "a vote of the majority of the outstanding shares" of the Fund means the vote of the lesser of (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund.

  As used in this Prospectus, the term "Business Day" means any day the New York Stock Exchange is open for trading, which is Monday through Friday except for holidays. The New York Stock Exchange is closed on the following holidays:
New Year's Day, Presidents' Day (observed), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

                              ADDITIONAL SERVICES


  The Trust, on behalf of the Fund, has adopted a Service Plan with respect to the Service Shares which authorizes the Fund to compensate certain institutions ("Service Organizations") for providing account administration and personal and account maintenance services to their customers who are beneficial owners of such Shares. The Trust, on behalf of the Fund, enters into agreements with Service Organizations which purchase Service Shares on behalf of their custom-ers ("Service Agreements"). The Service Agreements provide for compensation to the Service Organizations in an amount up to 0.50% (on an annualized basis) of the average daily net assets of the Service Shares of the Fund attributable to or held in the name of the Service Organization for its customers; provided, however, that the fee paid for personal and account maintenance services shall not exceed 0.25% of such average daily net assets. The services provided by the Service Organizations may include acting, directly or through an agent, as the sole shareholder of record, maintaining account records for customers, process-ing orders to purchase, redeem or exchange Service Shares for customers, re-sponding to inquiries from prospective and existing shareholders and assisting customers with investment procedures.

  Holders of Service Shares of the Fund bear all expenses and fees paid to Service Organizations for their services with respect to such Shares as well as any other expenses which are directly attributable to such Shares.

  Service Organizations may charge other fees to their customers who are the beneficial owners of Service Shares in connection with their customer accounts. These fees would be in addition to any amounts received by the Service Organi-zation under a Service Agreement and may affect the return earned on an invest-ment in the Fund. The Trust, on behalf of the Fund, accrues payments made pur-suant to a Service Agreement daily. All inquiries of beneficial owners of Serv-ice Shares should be directed to such owners' Service Organization.


                            REPORTS TO SHAREHOLDERS


  Recordholders of Service Shares of the Fund will receive an annual report containing audited financial statements and a semi-annual report. The recordholder of Service Shares will also be provided with a printed confirma-tion for each transaction in its account and a quarterly account statement. A year-to-date statement for any account will be provided to a Service Organiza-tion upon request made to Goldman Sachs.

  Service Organizations will be responsible for providing services similar to those described above to their customers who are the beneficial owners of such Shares. For example, Service Organizations are responsible for providing each customer exercising investment discretion with monthly statements with respect to such customer's account in lieu of an immediate confirmation of each trans-action.


                                   DIVIDENDS


  Each dividend from net investment income and capital gain distributions, if any, declared by the Fund on its outstanding Service Shares will, at the elec-tion of each shareholder, be paid (i) in cash or (ii) in additional Service Shares of the Fund. This election should initially be made on a shareholder's Account Information Form and may be changed upon written notice to Goldman Sachs at any time prior to the record date for a particular dividend or distribution. If no election is made, all dividends from net in-vestment income and capital gain distributions will be reinvested in Service Shares of the Fund.

  The election to reinvest dividends and distributions paid by the Fund in ad-ditional Service Shares of the Fund will not affect the tax treatment of such dividends and distributions, which will be treated as received by the share-holder and then used to purchase Service Shares of the Fund.

  The Fund intends that all or substantially all its net investment income and net realized long-term and short-term capital gains, after reduction by available capital losses, including any capital losses carried forward from prior years, will be declared as dividends for each taxable year. The Fund will pay dividends from net investment income quarterly. The Fund will pay dividends from net realized long-term and short-term capital gains, reduced by available capital losses, at least annually. From time to time, a portion of the Fund's dividends may constitute a return of capital.

  At the time of an investor's purchase of shares of the Fund a portion of the net asset value per share may be represented by undistributed income of the Fund or realized or unrealized appreciation of the Fund's portfolio securities. Therefore, subsequent distributions on such shares from such income or realized appreciation may be taxable to the investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the cost of such shares and the distributions (or portions thereof) represent a return of a portion of the purchase price.


                           PURCHASE OF SERVICE SHARES


  Customers of Service Organizations may invest in Service Shares only through Service Organizations. Service Shares may be purchased on any Business Day by a Service Organization through Goldman Sachs at the net asset value per share next determined after receipt of an order. No sales load will be charged. If, by the close of regular trading on the New York Stock Exchange (normally 3:00 p.m. Chicago time, 4:00 p.m. New York time), an order is received from a Serv-ice Organization by Goldman Sachs, the price per share will be the net asset value per share computed on the day the purchase order is received. See "Net Asset Value." Purchases of Service Shares of the Fund must be settled within three (3) Business Days of the receipt of a complete purchase order. Payment of the proceeds of redemption of shares purchased by check may be delayed for a period of time as described under "Redemption of Service Shares."

  The Service Organizations are responsible for the timely transmittal of purchase orders to Goldman Sachs and payments to State Street. In order to facilitate timely transmittal, the Service Organizations have established times by which purchase orders and payments must be received by them.

PURCHASE PROCEDURES

  Purchases of Service Shares may be made by a Service Organization placing an order with Goldman Sachs at 800-621-2550 and either wiring federal funds to State Street Bank and Trust Company ("State Street") or initiating an ACH transfer. Purchases may also be made by a Service Organization by check (except that the

Trust will not accept a check drawn on a foreign bank or a third party check) or Federal Reserve draft made payable to "Goldman Sachs Real Estate Securities Fund--Name of Class of shares" and should be directed to "Goldman Sachs Real Estate Securities Fund--Name of Class of shares," c/o National Financial Data Services, Inc. ("NFDS"), P.O. Box 419711, Kansas City, MO 64141-6711.

OTHER PURCHASE INFORMATION

  The Fund does not have any minimum purchase or account requirements with respect to Service Shares. A Service Organization may, however, impose a minimum amount for initial and subsequent investments in Service Shares, and may establish other requirements such as a minimum account balance. A Service Organization may effect redemptions of noncomplying accounts, and may impose a charge for any special services rendered to its customers. Customers should contact their Service Organization for further information concerning such requirements and charges.

  The Fund reserves the right to redeem Service Shares of any Service Organiza-tion whose account balance is less than $50 as a result of earlier redemptions. Such redemptions will not be implemented if the value of such shareholder's ac-count falls below the minimum account balance solely as a result of market con-ditions. The Trust will give sixty (60) days' prior written notice to Service Organizations whose Service Shares are being redeemed to allow them to purchase sufficient additional Service Shares to avoid such redemption.

  The Fund and Goldman Sachs each reserves the right to reject any specific purchase order (including exchanges) or to restrict purchases or exchanges by a particular purchaser (or group of related purchasers). This may occur, for ex-ample, when a purchaser or group of purchaser's pattern of frequent purchases, sales or exchanges of Service Shares of the Fund is evident, or if purchases, sales, or exchanges are, or a subsequent abrupt redemption might be, of a size that would disrupt management of the Fund.

  In the sole discretion of Goldman Sachs, the Fund may accept securities instead of cash for the purchase of shares of the Fund. Such purchases will be permitted only if the Investment Adviser determines that any securities acquired in this manner are consistent with the Fund's investment objectives, restrictions and policies and are desirable investments for the Fund.


                               EXCHANGE PRIVILEGE


  Service Shares of the Fund may be exchanged by a Service Organization for (i) Service Shares of any other mutual fund sponsored by Goldman Sachs and desig-nated as an eligible fund for this purpose and (ii) the corresponding class of any Goldman Sachs Money Market Fund at the net asset value next determined ei-ther by writing to Goldman Sachs, Attention: Goldman Sachs Real Estate Securi-ties Fund--Name of Class of shares, c/o GSAM Shareholder Services, 4900 Sears Tower, Chicago, Illinois 60606 or, if previously elected in the Fund's Account Information Form, by telephone at 800-621-2550 (7:00 a.m. to 5:30 p.m. Chicago time). A shareholder should obtain and read the prospectus relating to any other fund and its shares and consider its investment objective, policies and applicable fees before making an exchange. Service Shares acquired by telephone exchange must be registered in the same name(s) and have the same address as Service Shares of the Fund for which the exchange is being made.

   In an effort to prevent unauthorized or fraudulent exchanges by telephone, Goldman Sachs employs reasonable procedures as set forth under "Redemption of Service Shares" to confirm that such instructions are genuine. In times of drastic economic or market changes the telephone exchange privilege may be dif-ficult to implement. For federal income tax purposes, an exchange is treated as a sale of the Service Shares surrendered in the exchange, on which an investor may realize a gain or loss, followed by a purchase of Service Shares or the corresponding class of any Goldman Sachs Money Market Fund received in the ex-change. Shareholders should consult their own tax advisers concerning the tax consequences of an exchange. Exchanges are available only in states where ex-changes may legally be made. The exchange privilege may be modified or with-drawn at any time on sixty (60) days' written notice to recordholders of Serv-ice Shares and is subject to certain limitations. See "Purchase of Service Shares."


                          REDEMPTION OF SERVICE SHARES


  The Fund will redeem its Service Shares upon request of the recordholder of such Shares on any Business Day at the net asset value next determined after the receipt by the Transfer Agent of such request in proper form. See "Net As-set Value." If Service Shares to be redeemed were recently purchased by check, the Fund may delay transmittal of redemption proceeds until such time as it has assured itself that good funds have been collected for the purchase of such Service Shares. This may take up to fifteen (15) days. Redemption requests may be made by writing to or calling the Transfer Agent at the address or telephone number set forth on the back cover of this Prospectus. A Service Organization may request redemptions by telephone if the optional telephone redemption priv-ilege is elected on the Account Information Form. It may be difficult to imple-ment redemptions by telephone in times of drastic economic or market changes.

   In an effort to prevent unauthorized or fraudulent redemption or exchange requests by telephone, Goldman Sachs employs reasonable procedures specified by the Trust to confirm that such instructions are genuine. Among other things, any redemption request that requires money to go to an account or address other than that designated on the Account Information Form must be in writing and signed by an authorized person designated on the Account Information Form. Any such written request is also confirmed by telephone with both the requesting party and the designated bank account to verify instructions. Exchanges among accounts with different names, addresses and social security or other taxpayer identification numbers must be in writing and signed by an authorized person designated on the Account Information Form. Other procedures may be implemented from time to time. If reasonable procedures are not implemented, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. In all other cases, neither the Fund, the Trust nor Goldman Sachs will be responsible for the authenticity of redemption or exchange instructions received by telephone.

  The Fund will arrange for the proceeds of redemptions effected by any means to be wired to the recordholder of Service Shares, or if the recordholder elects in writing, by check. Redemption proceeds paid by wire transfer will normally be wired on the next Business Day in federal funds (for a total one-day delay), but may be paid up to three (3) days after receipt of a properly executed redemption request. Wiring of redemption proceeds may be delayed one additional Business Day if the Federal Reserve Bank is closed on the day redemption proceeds would ordinarily be wired. Redemption proceeds paid by check will normally be mailed to the address of record within three (3) Business Days of receipt of a properly executed redemption request. Once wire transfer instructions have been given by Goldman Sachs, neither the Fund, the Trust nor Goldman Sachs assumes any further responsibility for the performance of intermediaries or the customer's Service Organization in the transfer process. If a problem with such performance arises, the customer should deal directly with such intermediaries or Service Organizations.

  Additional documentation regarding a redemption by any means may be required to effect a redemption when deemed appropriate by the Transfer Agent. The request for such redemption will not be considered to have been received in proper form until such additional documentation has been submitted to the Transfer Agent by the recordholder of Service Shares.

  Service Organizations are responsible for the timely transmittal of redemption requests by their customers to the Transfer Agent. In order to facilitate timely transmittal of redemption requests, Service Organizations have established times by which redemption requests must be received by them. Additional documentation may be required when deemed appropriate by a Service Organization.

                              --------------------

                                  APPENDIX



                   GUIDELINES FOR CERTIFICATION OF TAXPAYER
                       IDENTIFICATION NUMBER ON ACCOUNT
                               INFORMATION FORM

  You are required by law to provide the Fund with your correct Taxpayer Identification Number (TIN), regardless of whether you file tax returns. Failure to do so may subject you to penalties. Failure to provide your correct TIN and to sign your name in the Certification section of the Account Information Form could result in withholding of 31% by the Fund for the federal backup withholding tax on distributions, redemptions, exchanges and other payments relating to your account.

  Any tax withheld may be credited against taxes owed on your federal income tax return.

  If you do not have a TIN, you should apply for one immediately by contacting your local office of the Social Security Administration or the Internal Revenue Service (IRS). Backup withholding could also apply to payments relating to your account prior to the Fund's receipt of your TIN.

  Special rules apply for certain entities. For example, for an account established under a Uniform Gifts or Transfers to Minors Act, the TIN of the minor should be furnished.

  If you have been notified by the IRS that you are subject to backup withholding because you failed to report all your interest and/or dividend income on your tax return and you have not been notified by the IRS that such withholding should cease, you must cross out item (2) in the Certification section of the Account Information Form.

  If you are an exempt recipient, you should furnish your TIN and certify your exemption by signing the Certification section and writing "exempt" after your signature. Exempt recipients include: corporations, tax-exempt pension plans and IRA's, governmental agencies, financial institutions, registered securities and commodities dealers and others.

  If you are a nonresident alien or foreign entity, you must provide a completed Form W-8 to the Fund in order to avoid backup withholding on certain payments. Other payments to you may be subject to nonresident alien withholding of up to 30%.

  For further information regarding backup and nonresident alien withholding, see Sections 3406, 1441 and 1442 of the Internal Revenue Code and consult your tax adviser.

--------------------------------------------------------------------------------

GOLDMAN SACHS ASSET
MANAGEMENT
ONE NEW YORK PLAZA
NEW YORK, NEW YORK 10004

GOLDMAN, SACHS & CO.
DISTRIBUTOR
85 BROAD STREET
NEW YORK, NEW YORK 10004

GOLDMAN, SACHS & CO.
TRANSFER AGENT
4900 SEARS TOWER
CHICAGO, ILLINOIS 60606

STATE STREET BANK AND TRUST COMPANY
CUSTODIAN
1776 HERITAGE DRIVE
NORTH QUINCY, MASSACHUSETTS 02110

TOLL FREE (IN U.S.) . . . . . . . . 800-621-2550


REPROSVC
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

GOLDMAN SACHS
REAL ESTATE
SECURITIES FUND

--------------------------------------------------------------------------------

PROSPECTUS

SERVICE SHARES



LOGO  GOLDMAN
      SACHS

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------
++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++
+INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A         +
+REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE + +SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY +
+OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT        +
+BECOMES EFFECTIVE. THIS PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR + +THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE + +SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE + +UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF +
+ANY STATE.                                                                    +
++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++

                 SUBJECT TO COMPLETION DATED JUNE 13, 1997

PROSPECTUS              GOLDMAN SACHS FIXED INCOME FUNDS
                              INSTITUTIONAL SHARES
    , 1997

GOLDMAN SACHS ADJUSTABLE RATE
GOVERNMENT FUND                    GOLDMAN SACHS MUNICIPAL INCOME FUND

                                      Seeks a high level of current income
  Seeks a high level of current       that is exempt from regular federal in-
  income, consistent with low         come tax, consistent with preservation
  volatility of principal. The        of capital. The Fund invests primarily
  Fund invests primarily in ad-       in municipal securities.
  justable rate mortgage pass-
  through securities and other
  mortgage securities with peri-
  odic interest rate resets,
  which are issued or guaranteed
  by the U.S. government, its
  agencies, instrumentalities or
  sponsored enterprises.

                                   GOLDMAN SACHS CORE FIXED INCOME FUND
                                      Seeks a total return consisting of
                                      capital appreciation and income that
                                      exceeds the total return of the Lehman
                                      Brothers Aggregate Bond Index. The Fund
                                      invests primarily in fixed-income
                                      securities, including securities issued
                                      or guaranteed by the U.S. government,
GOLDMAN SACHS SHORT DURATION          its agencies, instrumentalities or
GOVERNMENT FUND                       sponsored enterprises, corporate
                                      securities, mortgage-backed securities
  Seeks a high level of current       and asset-backed securities.
  income and secondarily, in
  seeking current income, may
  also consider the potential
  for capital appreciation. The
  Fund invests primarily in se-
  curities issued or guaranteed
  by the U.S. government, its
  agencies, instrumentalities or
  sponsored enterprises.

                                   GOLDMAN SACHS GLOBAL INCOME FUND
                                      Seeks a high total return, emphasizing
                                      current income and, to a lesser extent,
                                      providing opportunities for capital
                                      appreciation. The Fund invests primarily in a portfolio of high quality fixed-income securities of U.S. and foreign issuers and foreign currencies.
GOLDMAN SACHS SHORT
DURATIONTAX-FREE FUND

                                   GOLDMAN SACHS HIGH YIELD FUND
  Seeks a high level of current       Seeks a high level of current income
  income, consistent with rela-       and, secondarily, capital appreciation.
  tively low volatility of prin-      The Fund invests primarily in fixed-
  cipal, that is exempt from          income securities rated below investment
  regular federal income tax.         grade.
  The Fund invests primarily in
  municipal securities.

GOLDMAN SACHS GOVERNMENT IN-
COME FUND

  Seeks a high level of current
  income, consistent with safety
  of principal. The Fund invests
  primarily in securities, in-
  cluding mortgage-backed secu-
  rities, issued or guaranteed
  by the U.S. government, its
  agencies, instrumentalities or
  sponsored enterprises.

  Goldman Sachs Funds Management, L.P. ("GSFM"), New York, New York, an affiliate of Goldman, Sachs & Co. ("Goldman Sachs"), serves as investment adviser to the Adjustable Rate Government and Short Duration Government Funds. Goldman Sachs Asset Management ("GSAM"), New York, New York, a separate operating division of Goldman Sachs, serves as investment adviser to the Short Duration Tax-Free, Government Income, Municipal Income, Core Fixed Income and High Yield Funds. Goldman Sachs Asset Management International ("GSAMI"), London, England, an affiliate of Goldman Sachs, serves as investment adviser to the Global Income Fund. GSAM, GSFM and GSAMI are each referred to in this Prospectus as the "Investment Adviser." Goldman Sachs serves as each Fund's distributor and transfer agent.

INSTITUTIONAL SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER INSURED DEPOSITORY INSTITUTION, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN A FUND INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                                                       (continued on next page)

(cover continued)

  THE ADJUSTABLE RATE GOVERNMENT, SHORT DURATION GOVERNMENT AND GOVERNMENT INCOME FUNDS' NET ASSET VALUES AND YIELDS ARE NOT GUARANTEED BY THE U.S. GOVERNMENT OR BY ITS AGENCIES, INSTRUMENTALITIES OR SPONSORED ENTERPRISES.

  THE CORE FIXED INCOME, GLOBAL INCOME AND HIGH YIELD FUNDS MAY INVEST IN SECURITIES OF FOREIGN ISSUERS AND FOREIGN CURRENCIES THAT ENTAIL CERTAIN RISKS NOT CUSTOMARILY ASSOCIATED WITH INVESTING IN U.S. DOLLAR-DENOMINATED FIXED-INCOME SECURITIES. IN PARTICULAR, THE SECURITIES MARKETS OF EMERGING MARKET COUNTRIES ARE LESS LIQUID, ARE SUBJECT TO GREATER PRICE VOLATILITY, HAVE SMALLER MARKET CAPITALIZATIONS, HAVE LESS GOVERNMENT REGULATION AND ARE NOT SUBJECT TO AS EXTENSIVE AND FREQUENT ACCOUNTING, FINANCIAL AND OTHER REPORTING REQUIREMENTS AS THE SECURITIES MARKETS OF MORE DEVELOPED COUNTRIES.

  THE HIGH YIELD FUND INVESTS PRIMARILY IN HIGH YIELD, FIXED-INCOME SECURITIES RATED BELOW INVESTMENT GRADE THAT ARE CONSIDERED SPECULATIVE AND GENERALLY INVOLVE GREATER PRICE VOLATILITY AND GREATER RISK OF LOSS OF PRINCIPAL AND INTEREST THAN INVESTMENTS IN HIGHER RATED FIXED-INCOME SECURITIES.

  INVESTORS SHOULD CONSIDER THE RISKS ASSOCIATED WITH INVESTMENT IN A FUND INVESTING IN FOREIGN AND OR HIGH YIELD SECURITIES. THE FUNDS MAY NOT BE SUITABLE FOR ALL INVESTORS. SEE "DESCRIPTION OF SECURITIES" AND "RISK FACTORS."

  This Prospectus provides information about Goldman Sachs Trust (the "Trust") and the Funds that a prospective investor should understand before investing. This Prospectus should be retained for future reference. A Statement of Additional Information (the "Additional Statement"), dated May 1, 1997, containing further information about the Trust and the Funds which may be of interest to investors, has been filed with the Securities and Exchange Commission ("SEC"), is incorporated herein by reference in its entirety, and may be obtained without charge from Goldman Sachs by calling the telephone number, or writing to one of the addresses, listed on the back cover of this Prospectus. The SEC maintains a Web site (http://www.sec.gov) that contains the Additional Statement and other information regarding the Trust.

                               TABLE OF CONTENTS

                                      PAGE
                                      ----
Fund Highlights.....................    1
Fees and Expenses...................    7
Financial Highlights................    9
Investment Objectives and Policies..   13
Description of Securities...........   20
Risk Factors........................   27
Investment Techniques...............   30
Investment Restrictions.............   34
Portfolio Turnover..................   34
Management..........................   35
Dividends...........................   38

                                    PAGE
                                    ----
Net Asset Value...................   39
Performance Information...........   40
Shares of the Trust...............   41
Taxation..........................   41
Additional Information............   43
Reports to Shareholders...........   44
Purchase of Institutional Shares..   44
Exchange Privilege................   46
Redemption of Institutional
 Shares...........................   47
Appendix..........................  A-1
Account Information Form

                                FUND HIGHLIGHTS

   The following is intended to highlight certain information contained in this Prospectus and is qualified in its entirety by the more detailed information contained herein.

 WHAT IS THE GOLDMAN SACHS TRUST?

   The Goldman Sachs Trust is an open-end management investment company that offers its shares in several investment funds (mutual funds). Each Fund pools the monies of investors by selling its shares to the public and investing these monies in a portfolio of securities designed to achieve that Fund's stated investment objectives.

 WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS?

   Each Fund has distinct investment objectives and policies. There can be no assurance that a Fund's objectives will be achieved. For a complete description of each Fund's investment objectives and policies, see "Investment Objectives and Policies," "Description of Securities" and "Investment Techniques."

                                                        APPROXIMATE
                                                          INTEREST
                    INVESTMENT                              RATE
  FUND NAME         OBJECTIVES           DURATION       SENSITIVITY    INVESTMENT SECTOR    CREDIT QUALITY    OTHER INVESTMENTS
--------------  ------------------- ------------------- ------------ --------------------- ----------------- -------------------
ADJUSTABLE      A high level of     Target = 6-month    9-month note At least 65% of       U.S. Government   Fixed-rate
RATE            current income,     to 1-year                        total assets in       Securities        mortgage
GOVERNMENT      consistent with     U.S. Treasury                    securities issued or                    pass-through
FUND            low volatility      Security                         guaranteed by the                       securities and
                of principal.       Maximum = 2 years                U.S. government,                        repurchase
                                                                     its agencies,                           agreements
                                                                     instrumentalities                       collateralized by
                                                                     or sponsored                            U.S. Government
                                                                     enterprises                             Securities.
                                                                     ("U.S. Government
                                                                     Securities'')
                                                                     that are adjustable
                                                                     rate mortgage
                                                                     pass-through
                                                                     securities and
                                                                     other mortgage
                                                                     securities with
                                                                     periodic interest
                                                                     rate resets.
 --------------------------------------------------------------------------------------------
SHORT DURATION  A high level of     Target = 2-year     2-year bond  At least 65% of       U.S. Government   Mortgage pass-
GOVERNMENT      current income,     U.S. Treasury                    total assets in       Securities        through
FUND            and secondarily,    Security plus                    U.S. Government                         securities and
                in seeking current  or minus .5 years                Securities                              other securities
                income, may also    Maximum = 3 years                and repurchase                          representing an
                consider the poten-                                  agreements                              interest in or
                tial for capital                                     collateralized                          collateralized
                appreciation.                                        by such securities.                     by mortgage loans.
 --------------------------------------------------------------------------------------------
SHORT DURATION  A high level of     Target = Lehman     3-year bond  At least 80% of       Minimum = BBB/Baa U.S. Government
TAX-FREE        current income,     Brothers                         net assets in                           Securities
FUND            consistent with     3-year Municipal                 municipal securities.                   and repurchase
                low volatility      Bond Index                                                               agreements
                of principal,       plus or minus                                                            collateralized
                that is exempt      .5 years                                                                 by such securities.
                from regular        Maximum = 4 years
                federal
                income tax.
 --------------------------------------------------------------------------------------------
GOVERNMENT      A high level of     Target = Lehman     5-year bond  At least 65% of       U.S. Government   Non-government
INCOME          current income,     Brothers Mutual                  assets in U.S.        Securities and    mortgage pass-
FUND            consistent with     Fund Government/                 Government            non-U.S.          through securities,
                safety of           Mortgage Index                   Securities, including Government        asset-backed
                principal.          plus or minus                    mortgage-backed       Securities rated  securities,
                                    1 year                           U.S. Government       AAA/Aaa           corporate
                                    Maximum =                        Securities.                             fixed-income
                                    6 years                                                                  securities and
                                                                                                             repurchase
                                                                                                             agreements
                                                                                                             collateralized by
                                                                                                             U.S. Government
                                                                                                             Securities.
  FUND NAME         BENCHMARK
--------------- -----------------
ADJUSTABLE      6-month and
RATE            1-Year U.S.
GOVERNMENT      Treasury Security
FUND
 --------------------------------------------------------------------------------------------
SHORT DURATION  2-Year U.S.
GOVERNMENT      Treasury Security
FUND
 --------------------------------------------------------------------------------------------
SHORT DURATION  Lehman Brothers
TAX-FREE        3-Year Municipal
FUND            Bond Index
 --------------------------------------------------------------------------------------------
GOVERNMENT      Lehman Brothers
INCOME          Mutual Fund
FUND            Government/
                Mortgage Index

                                                        APPROXIMATE
                                                          INTEREST
                  INVESTMENT                                RATE
 FUND NAME        OBJECTIVES             DURATION       SENSITIVITY    INVESTMENT SECTOR      CREDIT QUALITY
-----------  --------------------- -------------------- ------------ ---------------------- -------------------
CORE FIXED   Total return          Target = Lehman      5-year bond  At least 65% of        Minimum = BBB/Baa
INCOME FUND  consisting            Brothers                          assets in fixed-income Minimum for non-
             of capital            Aggregate Bond                    securities, including  dollar securities =
             appreciation          Index plus or                     U.S. Government        AA/Aa
             and income that       minus 1 year                      Securities, corporate,
             exceeds the total     Maximum = 6 years                 mortgage-backed
             return of the                                           and asset-backed
             Lehman Brothers                                         securities.
             Aggregate Bond
             Index.
 --------------------------------------------------------------------------------------------
MUNICIPAL    A high level of       Target = Lehman      15-year bond At least 80% of        Minimum =
INCOME       current income        Brothers 15-year                  net assets in          BBB/Baa
FUND         that is exempt        Municipal Bond                    municipal securities.  Average = AA/Aa
             from regular          Index plus
             federal income        or minus 1 year
             tax, consistent       Maximum = 12 years
             with preservation
             of capital.
 --------------------------------------------------------------------------------------------
GLOBAL       A high total return,  Target = J.P. Morgan 6-year bond  Securities of U.S.     Minimum = AA/Aa
INCOME       emphasizing current   Global Government                 and foreign            or A if sovereign
FUND         income, and, to a     Bond Index                        governments and        issuer
             lesser extent,        (hedged)                          corporations.          At least 50% =
             providing             plus or minus                                            AAA/Aaa
             opportunities         2.5 years
             for capital           Maximum = 7.5 years
             appreciation.
 --------------------------------------------------------------------------------------------
HIGH YIELD   A high level of       Target = Lehman      6-year bond  At least 65% of        At least 65% =
FUND         current income        Brothers High                     assets in fixed-       BB/Ba or below
             and, secondarily,     Yield Bond Index                  income securities
             capital appreciation. plus or minus                     rated below
                                   2.5 years                         investment grade,
                                   Maximum =7.5 years                including U.S. and
                                                                     non-U.S. dollar
                                                                     corporate debt,
                                                                     foreign government
                                                                     securities,
                                                                     convertible
                                                                     securities
                                                                     and preferred stock.

 FUND NAME     OTHER INVESTMENTS       BENCHMARK
------------ ---------------------- ---------------
CORE FIXED   Foreign fixed-         Lehman Brothers
INCOME FUND  income,                Aggregate Bond
             municipal and          Index
             convertible
             securities,
             foreign currencies
             and repurchase
             agreements
             collateralized
             by U.S.
             Government
             Securities.
 --------------------------------------------------------------------------------------------
MUNICIPAL    U.S. Government        Lehman Brothers
INCOME       Securities and         15-year
FUND         repurchase             Municipal
             agreements             Bond Index
             collateralized by
             such securities.
 --------------------------------------------------------------------------------------------
GLOBAL       Mortgage and asset-    J.P. Morgan
INCOME       backed securities,     Global
FUND         foreign currencies     Government Bond
             and repurchase         Index (hedged)
             agreements
             collateralized by
             U.S. Government
             Securities or
             certain foreign
             government securities.
 --------------------------------------------------------------------------------------------
HIGH YIELD   Mortgage-backed        Lehman Brothers
FUND         and asset-backed       High Yield
             securities, U.S.       Bond Index
             Government
             Securities,
             investment grade
             corporate fixed-
             income securities,
             structured
             securities,
             foreign currencies
             and repurchase
             agreements
             collateralized by
             U.S. Government
             Securities.

 WHAT ARE THE RISK FACTORS AND SPECIAL CHARACTERISTICS THAT I SHOULD CONSIDER BEFORE INVESTING?

   Each Fund's share price will fluctuate with market, economic and, with respect to the Core Fixed Income, Global Income and High Yield Funds, foreign exchange conditions, so that an investment in any of the Funds may be worth more or less when redeemed than when purchased. None of the Funds should be relied upon as a complete investment program. There can be no assurance that a Fund's investment objectives will be achieved. See "Risk Factors."

   Interest Rate Risk. When interest rates decline, the market value of fixed-income securities tends to increase. Conversely, when interest rates increase, the market value of fixed-income securities tends to decline. Volatility of a security's market value will differ depending upon the security's duration, the issuer and the type of instrument.

   Default Risk/Credit Risk. Investments in fixed-income securities are subject to the risk that the issuer could default on its obligations and a Fund could sustain losses on such investments. A default could impact both interest and principal payments.

   Call Risk and Extension Risk. Fixed-income securities may be subject to both call risk and extension risk. Call risk (i.e., where the issuer exercises its right to pay principal on an obligation earlier than scheduled) causes cash flow to be returned earlier than expected. This typically results when interest rates have declined and a Fund will suffer from having to reinvest in lower yielding securities. Extension risk (i.e., where the issuer exercises its right to pay principal on an obligation later than scheduled) causes cash flows to be returned later than expected. This typically results when interest rates have increased and a Fund will suffer from the inability to invest in higher yielding securities. The investment characteristics of Mortgage-Backed Securities (including adjustable rate mortgage securities) and Asset-Backed Securities differ from those of traditional fixed-income securities because they generally have both call risk (also known as prepayment risk) and extension risk.

   Tax Risk of Municipal Securities. Due to Municipal Securities' tax-exempt status, their yields and market values may be more adversely impacted by changes in tax rates and policies than taxable fixed-income securities.

   Risks of investing in non-investment grade fixed-income securities. Non-investment grade fixed-income securities (commonly referred to as "junk bonds") are subject to greater volatility and risk of loss and are less liquid than securities which are perceived to be of higher credit quality. Such securities, also referred to as high yield securities, are considered to be speculative by traditional investment standards. High yield securities are subject to increased risk of an issuer's inability to meet principal and interest payments. The High Yield Fund may invest in securities which are in default at the time of investment. The market for non-investment grade securities tends to be concentrated in a limited number of market makers, which may affect liquidity. In addition, the market price of such securities tends to reflect individual corporate developments to a greater extent than that of higher rated securities which react primarily to the general level of interest rates.

   Foreign Risks. Investments in securities of foreign issuers and currencies involve risks that are different from those associated with investments in domestic securities. The risks associated with foreign investments and currencies include changes in relative currency exchange rates, political and economic developments, the imposition of exchange controls, confiscation and other governmental restrictions. In addition, the securities markets of foreign countries are generally less liquid and subject to greater price volatility. To the extent that the Core Fixed Income, Global Income and High Yield Funds invest in emerging markets and countries, these risks may be heightened.

   Other. A Fund's use of certain investment techniques, including derivatives, forward contracts, options, futures and swap transactions, will subject the Fund to greater risk than funds that do not employ such techniques.

   Non-Diversification. Global Income Fund is a "non-diversified" fund as defined under the Investment Company Act of 1940, as amended (the "Act"), and is, therefore, subject only to certain federal tax diversification requirements (to which the other Funds are also subject), in addition to the policies adopted by the Investment Adviser. To the extent that the Fund is not diversified under the Act, it will be more susceptible to adverse developments affecting any single issuer of portfolio securities. See "Investment Restrictions."

 WHO MANAGES THE FUNDS?

   Goldman Sachs Funds Management, L.P. serves as the Investment Adviser to the Adjustable Rate Government and Short Duration Government Funds. Goldman Sachs Asset Management serves as Investment Adviser to the Short Duration Tax-Free, Government Income, Municipal Income, Core Fixed Income and High Yield Funds. Goldman Sachs Asset Management International serves as
 Investment Adviser to the Global Income Fund. As of       , 1997, the
 Investment Advisers, together with their affiliates, acted as investment
 adviser, administrator or distributor for assets in excess of $   billion.

 WHO DISTRIBUTES THE FUNDS' SHARES?

   Goldman Sachs acts as distributor of each Fund's shares.

 WHAT IS THE MINIMUM INVESTMENT?

   The minimum initial investment is $50,000 ($1,000,000 for the Government Income, Municipal Income, Global Income and High Yield Funds) in
 Institutional Shares of the Fund alone or in combination with Institutional Shares (or the corresponding class) of any other mutual fund sponsored by Goldman Sachs and designated as an eligible fund for this purpose.

 HOW DO I PURCHASE INSTITUTIONAL SHARES?

   You may purchase Institutional Shares of the Funds through Goldman Sachs. Institutional Shares are purchased at the current net asset value without any sales load. See "Purchase of Institutional Shares."

 HOW DO I SELL MY INSTITUTIONAL SHARES?

   You may redeem Institutional Shares upon request on any Business Day, as defined under "Additional Information," at the net asset value next determined after receipt of such request in proper form. See "Redemption of Institutional Shares."

 HOW DO I RECEIVE DIVIDENDS AND DISTRIBUTIONS?

                                               INVESTMENT INCOME
                                                   DIVIDENDS
                                               ------------------ CAPITAL GAINS
    FUND                                       DECLARED    PAID   DISTRIBUTIONS
    ----                                       ------------------ -------------
  Adjustable Rate Government.................. Daily     Monthly  Annually
  Short Duration Government................... Daily     Monthly  Annually
  Short Duration Tax-Free..................... Daily     Monthly  Annually
  Government Income........................... Daily     Monthly  Annually
  Municipal Income............................ Daily     Monthly  Annually
  Core Fixed Income........................... Daily     Monthly  Annually
  Global Income............................... Monthly   Monthly  Annually
  High Yield.................................. Daily     Monthly  Annually

   Recordholders of Institutional Shares may receive dividends in additional Institutional Shares of the Fund in which you have invested or you may elect to receive cash. For further information concerning dividends, see "Dividends."

                   FEES AND EXPENSES (INSTITUTIONAL SHARES)



                         ADJUSTABLE   SHORT     SHORT                         CORE
                            RATE     DURATION  DURATION GOVERNMENT MUNICIPAL FIXED  GLOBAL  HIGH
                         GOVERNMENT GOVERNMENT TAX-FREE   INCOME    INCOME   INCOME INCOME  YIELD
                          FUND/1/      FUND      FUND    FUND/1/    FUND/1/   FUND   FUND  FUND/1/
                         ---------- ---------- -------- ---------- --------- ------ ------ -------
Shareholder Transaction
 Expenses:
 Maximum Sales Charge
  Imposed on Pur-
  chases...............     none       none      none      none      none     none   none   none
 Maximum Sales Charge
  Imposed on Reinvested
  Dividends............     none       none      none      none      none     none   none   none
 Redemption Fees.......     none       none      none      none      none     none   none   none
 Exchange Fees.........     none       none      none      none      none     none   none   none
ANNUAL FUND OPERATING EXPENSES:
 (as a
 percentage of average daily net
 assets)
 Management Fees (after
  applicable limita-
  tions)/2/............     0.40%      0.40%     0.40%     0.25%     0.55%    0.40%  0.59%  0.65%
 Distribution (Rule
  12b-1) Fees..........     none       none      none      none      none     none   none   none
 Other Expenses (after
  applicable
  limitations)/3/......     0.11%      0.05%     0.05%     0.00%     0.05%    0.05%  0.06%  0.05%
                            ----       ----      ----      ----      ----     ----   ----   ----
  TOTAL FUND OPERATING
   EXPENSES (after fee
   and
   expense limita-
   tions)/4/...........     0.51%      0.45%     0.45%     0.25%     0.60%    0.45%  0.65%  0.70%
                            ====       ====      ====      ====      ====     ====   ====   ====

EXAMPLE

  You would pay the following expenses on a hypothetical $1,000 investment assuming (i) a 5% annual return and (ii) redemption at the end of each time period.

   FUND                                          1 YEAR 3 YEARS 5 YEARS 10 YEARS
   ----                                          ------ ------- ------- --------
Adjustable Rate Government......................  $ 5     $16     $29     $64
Short Duration Government.......................  $ 5     $14     $25     $57
Short Duration Tax-Free.........................  $ 5     $14     $25     $57
Government Income...............................  $ 3     $ 8     $14     $32
Municipal Income................................  $ 6     $19     $33     $75
Core Fixed Income...............................  $ 5     $14     $25     $57
Global Income...................................  $ 7     $21     $36     $81
High Yield......................................  $ 7     $22     N/A     N/A

--------

/1/Based on estimated amounts for the current fiscal year for the Adjustable
  Rate Government, Government Income, Municipal Income and High Yield Funds.

/2/The Investment Advisers have voluntarily agreed that a portion of the management fee would not be imposed on the Short Duration Government, Government Income, Global Income and High Yield Funds equal to .10%, .40%, .31% and .05%, respectively. Without such limitations, management fees would be .50%, .65%, .90% and .70% of each Fund's average daily net assets, respectively.

/3/The Investment Advisers voluntarily have agreed to reduce or limit certain other expenses (excluding management fees, taxes, interest and brokerage fees and litigation, indemnification and other extraordinary expenses (and transfer agency fees in the case of the Global Income and High Yield Funds)) to the extent such expenses exceed .05%, .05%, .00%, .05%, .05%, .06% and .01% of the average daily net assets of the Short Duration Government, Short Duration Tax-Free, Government Income, Municipal Income, Core Fixed Income, Global Income and High Yield Funds, respectively.

/4/Without the limitations described above, "Other Expenses" and "Total
   Operating Expenses" of each Fund (other than the Adjustable Rate Government, Government Income, Municipal Income and High Yield Funds) for the fiscal year ended October 31, 1996 would have been as follows:

                                                                         TOTAL
                                                               OTHER   OPERATING
                                                              EXPENSES EXPENSES
                                                              -------- ---------
   Short Duration Government.................................   .21%      .71%
   Short Duration Tax-Free...................................   .61%     1.01%
   Core Fixed Income.........................................   .43%      .83%
   Global Income.............................................   .21%     1.11%

 In addition, without the limitations described above, "Other Expenses" and "Total Operating Expenses" for the Government Income, Municipal Income and High Yield Funds, for the current fiscal year are estimated to be:

                                                                         TOTAL
                                                               OTHER   OPERATING
                                                              EXPENSES EXPENSES
                                                              -------- ---------
   Government Income.........................................   .74%     1.39%
   Municipal Income..........................................   .50%     1.05%
   High Yield................................................   .60%     1.30%

  The Investment Advisers have no current intention of modifying or discontinuing any of the limitations set forth above but may do so in the future at their discretion. The information set forth in the foregoing table and hypothetical example relates only to Institutional Shares of the Funds. The Short Duration Government, Short Duration Tax-Free and Core Fixed Income Funds also offer Administration Shares, Service Shares, Class A Shares, Class B Shares and Class C Shares; Adjustable Rate Government Fund also offers Administration Shares, Service Shares and Class A Shares; Government Income, Municipal Income, Global Income and High Yield Funds also offer Service Shares, Class A Shares, Class B Shares and Class C Shares. The other classes of the Funds are subject to different fees and expenses (which affect performance), have different minimum investment requirements and are entitled to different services. Information regarding any other class of the Funds may be obtained from your sales representative or from Goldman Sachs by calling the number on the back cover page of this Prospectus.

  The purpose of the foregoing table is to assist investors in understanding the various fees and expenses of a Fund that an investor will bear directly or indirectly. The information on the fees and expenses included in the table and the hypothetical example above are based on each Fund's fees and expenses (actual or estimated) and should not be considered as representative of past or future expenses. Actual fees and expenses may be greater or less than those indicated. Moreover, while the example assumes a 5% annual return, a Fund's actual performance will vary and may result in an actual return greater or less than 5%. See "Management --Investment Advisers."

                             FINANCIAL HIGHLIGHTS


         SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

  The following data with respect to a share (of the Class specified) of the Funds outstanding during the period(s) indicated has been audited by Arthur Andersen LLP, independent public accountants, as indicated in their report incorporated by reference into the Additional Statement from the Annual Report to shareholders for the Funds for the year ended October 31, 1996 (the "Annual Report"). This information should be read in conjunction with the financial statements and related notes incorporated by reference and attached to the Additional Statement. The Annual Report also contains performance information and is available upon request and without charge by calling the telephone number or writing to one of the addresses on the back cover of this Prospectus. During the periods shown, the Trust did not offer Institutional or Service shares of the High Yield Fund. Accordingly, there are no financial highlights for these classes.

                               INCOME (LOSS) FROM INVESTMENT OPERATIONS
                            --------------------------------------------------
                                        NET REALIZED       NET
                                            AND          REALIZED
                                         UNREALIZED        AND
                                        GAIN (LOSS)     UNREALIZED    TOTAL
                                             ON        GAIN (LOSS)    INCOME
                  NET ASSET             INVESTMENT,     ON FOREIGN    (LOSS)
                  VALUE AT     NET       OPTION AND      CURRENCY      FROM
                  BEGINNING INVESTMENT    FUTURES        RELATED    INVESTMENT
                  OF PERIOD   INCOME    TRANSACTIONS   TRANSACTIONS OPERATIONS
                  --------- ----------  ------------   ------------ ----------
                                  ADJUSTABLE RATE GOVERNMENT FUND
-------------------------------------------------------------------------------
FOR THE SIX MONTHS ENDED APRIL 30, 1997 (UNAUDITED)
Institutional
Shares..........
Administration
Shares..........
Class A Shares..
FOR THE YEAR ENDED OCTOBER 31,
1996-Institu-
tional Shares...     9.77     0.5759(a)    0.0772 (a)       --        0.6531
1996-Administra-
tion Shares.....     9.77     0.5489(a)    0.0797 (a)       --        0.6286
1996-Class A
Shares..........     9.77     0.5481(a)    0.0806 (a)       --        0.6287
1995-Institu-
tional Shares...     9.74     0.5630(a)    0.0717 (a)       --        0.6347
1995-Administra-
tion Shares.....     9.74     0.5366(a)    0.0737 (a)       --        0.6103
1995-Class A
Shares(c).......     9.79     0.2721(a)   (0.0090)(a)       --        0.2631
1994-Institu-
tional Shares...    10.00     0.4341(a)   (0.2455)(a)       --        0.1886
1994-Administra-
tion Shares.....    10.00     0.4211(a)   (0.2572)(a)       --        0.1639
1993-Institu-
tional Shares...    10.04     0.4397      (0.0376)(d)       --        0.4021
1993-Administra-
tion Shares(e)..    10.02     0.2146      (0.0173)(d)       --        0.1973
1992-Institu-
tional Shares...    10.03     0.5599      (0.0029)(d)       --        0.5570
FOR THE PERIOD JULY 17, 1991(G) THROUGH OCTOBER 31,
1991-Institu-
tional Shares...    10.00     0.1531       0.0322 (d)       --        0.1853

                                      DISTRIBUTIONS TO SHAREHOLDERS
                  ---------------------------------------------------------------------

                                                      IN EXCESS
                               FROM NET                 OF NET
                               REALIZED                REALIZED                            NET      NET
                               GAIN ON                 GAIN ON                           INCREASE  ASSET
                             INVESTMENT,  IN EXCESS  INVESTMENT,   FROM       TOTAL     (DECREASE) VALUE
                   FROM NET   OPTION AND    OF NET    OPTION AND   PAID   DISTRIBUTIONS   IN NET   AT END
                  INVESTMENT   FUTURES    INVESTMENT   FUTURES      IN         TO         ASSET      OF     TOTAL
                    INCOME   TRANSACTIONS   INCOME   TRANSACTIONS CAPITAL SHAREHOLDERS    VALUE    PERIOD RETURN(K)
                  ---------- ------------ ---------- ------------ ------- ------------- ---------- ------ ---------
                                                 ADJUSTABLE RATE GOVERNMENT FUND
-------------------------------------------------------------------------------------------------------------------
FOR THE SIX MONTHS ENDED APRIL 30, 1997 (UNAUDITED)
Institutional
Shares..........
Administration
Shares..........
Class A Shares..
FOR THE YEAR ENDED OCTOBER 31,
1996-Institu-
tional Shares...       (0.5725)       --       (0.0206)       --         --      (0.5931)     0.0600    9.83    6.86
1996-Administra-
tion Shares.....       (0.5489)       --       (0.0198)       --         --      (0.5687)     0.0600    9.83    6.60
1996-Class A
Shares..........       (0.5489)       --       (0.0198)       --         --      (0.5687)     0.0600    9.83    6.60
1995-Institu-
tional Shares...       (0.5759)       --       (0.0287)       --         --      (0.6046)     0.0301    9.77    6.75
1995-Administra-
tion Shares.....       (0.5528)       --       (0.0275)       --         --      (0.5803)     0.0300    9.77    6.48
1995-Class A
Shares(c).......       (0.2697)       --       (0.0134)       --         --      (0.2831)    (0.0200)   9.77    2.74(f)
1994-Institu-
tional Shares...       (0.4486)       --           --         --         --      (0.4486)    (0.2600)   9.74    1.88
1994-Administra-
tion Shares.....       (0.4239)       --           --         --         --      (0.4239)    (0.2600)   9.74    1.63
1993-Institu-
tional Shares...       (0.4397)       --       (0.0024)       --         --      (0.4421)    (0.0400)  10.00    4.13
1993-Administra-
tion Shares(e)..       (0.2146)       --       (0.0027)       --         --      (0.2173)    (0.0200)  10.00    2.01(f)
1992-Institu-
tional Shares...       (0.5470)       --           --         --         --      (0.5470)     0.0100   10.04    6.12
FOR THE PERIOD JULY 17, 1991(G) THROUGH OCTOBER 31,
1991-Institu-
tional Shares...       (0.1553)       --           --         --         --      (0.1553)     0.0300   10.03    2.14(f)


                                                                     RATIOS ASSUMING NO
                                                                     VOLUNTARY WAIVER OF
                                                                       FEES OR EXPENSE
                                                                         LIMITATIONS
                                                                     ----------------------
                          RATIO OF   RATIO OF                                     RATIO OF
                            NET        NET                           RATIO OF       NET
                          EXPENSES  INVESTMENT                       EXPENSES    INVESTMENT
                             TO       INCOME     PORT     NET ASSETS    TO         INCOME
                          AVERAGE   (LOSS) TO   FOLIO     AT END OF  AVERAGE     (LOSS) TO
                            NET      AVERAGE   TURNOVER     PERIOD     NET        AVERAGE
                           ASSETS   NET ASSETS RATE(D)    (IN 000S)   ASSETS     NET ASSETS
                          --------  ---------- --------   ---------- --------    ----------
                                        ADJUSTABLE RATE GOVERNMENT FUND
-------------------------------------------------------------------------------------------
FOR THE SIX MONTHS ENDED APRIL 30, 1997 (UNAUDITED)
Institutional Shares....
Administration Shares...
Class A Shares..........
FOR THE YEAR ENDED OCTOBER 31,
1996-Institutional
Shares..................    0.45       5.85      52.36       613,149    0.51        5.79
1996-Administration
Shares..................    0.70       5.59      52.36         3,792    0.76        5.53
1996-Class A Shares.....    0.70       5.59      52.36        10,728    1.01        5.28
1995-Institutional
Shares..................    0.46       5.77      24.12       657,358    0.53        5.70
1995-Administration
Shares..................    0.71       5.50      24.12         3,572    0.78        5.43
1995-Class A Shares(c)..    0.69(b)    5.87(b)   24.12        15,203    1.01(b)     5.55(b)
1994-Institutional
Shares..................    0.46       4.38      37.81       942,523    0.49        4.35
1994-Administration
Shares..................    0.71       4.27      37.81         6,960    0.74        4.24
1993-Institutional
Shares..................    0.45       4.36     103.74     2,760,871    0.48        4.33
1993-Administration
Shares(e)...............    0.70(b)    3.81(b)  103.74         5,326    0.73(b)     3.78(b)
1992-Institutional
Shares..................    0.42       5.61     286.40     2,145,064    0.55        5.48
FOR THE PERIOD JULY 17, 1991(G) THROUGH OCTOBER 31,
1991-Institutional
Shares..................    0.20(b)    7.31(b)  145.67(b)    239,642 1.02(b)        6.49(b)

                                                                     RATIOS ASSUMING NO
                                                                     VOLUNTARY WAIVER OF
                                                                       FEES OR EXPENSE
                                                                         LIMITATIONS
                                                                     ----------------------
                          RATIO OF   RATIO OF                                     RATIO OF
                            NET        NET                           RATIO OF       NET
                          EXPENSES  INVESTMENT                       EXPENSES    INVESTMENT
                             TO       INCOME     PORT     NET ASSETS    TO         INCOME
                          AVERAGE   (LOSS) TO   FOLIO     AT END OF  AVERAGE     (LOSS) TO
                            NET      AVERAGE   TURNOVER     PERIOD     NET        AVERAGE
                           ASSETS   NET ASSETS RATE(D)    (IN 000S)   ASSETS     NET ASSETS
                          --------  ---------- --------   ---------- --------    ----------
                                        ADJUSTABLE RATE GOVERNMENT FUND
-------------------------------------------------------------------------------------------
FOR THE SIX MONTHS ENDED APRIL 30, 1997 (UNAUDITED)
Institutional Shares....
Administration Shares...
Class A Shares..........
FOR THE YEAR ENDED OCTOBER 31,
1996-Institutional
Shares..................    0.45       5.85      52.36       613,149    0.51        5.79
1996-Administration
Shares..................    0.70       5.59      52.36         3,792    0.76        5.53
1996-Class A Shares.....    0.70       5.59      52.36        10,728    1.01        5.28
1995-Institutional
Shares..................    0.46       5.77      24.12       657,358    0.53        5.70
1995-Administration
Shares..................    0.71       5.50      24.12         3,572    0.78        5.43
1995-Class A Shares(c)..    0.69(b)    5.87(b)   24.12        15,203    1.01(b)     5.55(b)
1994-Institutional
Shares..................    0.46       4.38      37.81       942,523    0.49        4.35
1994-Administration
Shares..................    0.71       4.27      37.81         6,960    0.74        4.24
1993-Institutional
Shares..................    0.45       4.36     103.74     2,760,871    0.48        4.33
1993-Administration
Shares(e)...............    0.70(b)    3.81(b)  103.74         5,326    0.73(b)     3.78(b)
1992-Institutional
Shares..................    0.42       5.61     286.40     2,145,064    0.55        5.48
FOR THE PERIOD JULY 17, 1991(G) THROUGH OCTOBER 31,
1991-Institutional
Shares..................    0.20(b)    7.31(b)  145.67(b)    239,642 1.02(b)        6.49(b)

                                     9--1

                               INCOME (LOSS) FROM INVESTMENT OPERATIONS
                            --------------------------------------------------
                                        NET REALIZED       NET
                                            AND          REALIZED
                                         UNREALIZED        AND
                                        GAIN (LOSS)     UNREALIZED    TOTAL
                                             ON        GAIN (LOSS)    INCOME
                  NET ASSET             INVESTMENT,     ON FOREIGN    (LOSS)
                  VALUE AT     NET       OPTION AND      CURRENCY      FROM
                  BEGINNING INVESTMENT    FUTURES        RELATED    INVESTMENT
                  OF PERIOD   INCOME    TRANSACTIONS   TRANSACTIONS OPERATIONS
                  --------- ----------  ------------   ------------ ----------
                                  SHORT DURATION GOVERNMENT FUND
-------------------------------------------------------------------------------
FOR THE SIX MONTHS ENDED APRIL 30, 1997 (UNAUDITED)
Institutional
 Shares.........
Administration
 Shares.........
Service Shares
FOR THE YEAR ENDED OCTOBER 31,
1996-Institu-
 tional Shares
 ...............     9.82     0.6290(a)    0.0136 (a)         --      0.6426
1996-Administra-
 tion
 Shares(h)......     9.86     0.3837(a)    0.0003 (a)         --      0.3840
1996-Service
 Shares(i)......     9.72     0.3134(a)    0.1018 (a)         --      0.4152
1995-Institu-
 tional Shares..     9.64     0.6652(a)    0.1666 (a)         --      0.8318
1995-Administra-
 tion Shares....     9.64     0.2384(a)   (0.0433)(a)         --      0.1951
1994-Institu-
 tional Shares..    10.14     0.5628(a)   (0.4592)(a)         --      0.1036
1994-Administra-
 tion Shares....    10.14     0.5329(a)   (0.4539)(a)         --      0.0790
1993-Institu-
 tional Shares..    10.16     0.5627      (0.0135)(d)         --      0.5492
1993-Administra-
 tion
 Shares(e)......    10.23     0.2725      (0.0900)(d)         --      0.1825
1992-Institu-
 tional Shares..    10.22     0.6703      (0.0600)(d)         --      0.6103
1991-Institu-
 tional Shares..    10.00     0.8020       0.2200 (d)         --      1.0220
1990-Institu-
 tional Shares..    10.07     0.8300      (0.0700)(d)         --      0.7600
1989-Institu-
 tional Shares..    10.10     0.8800          --              --      0.8800
FOR THE PERIOD AUGUST 15, 1988(G) THROUGH OCTOBER 31,
1988-Institu-
 tional Shares..    10.00     0.1800       0.1000 (d)         --      0.2800

                                      DISTRIBUTIONS TO SHAREHOLDERS
                  -----------------------------------------------------------------------

                                                      IN EXCESS
                               FROM NET                 OF NET
                               REALIZED                REALIZED                              NET      NET
                               GAIN ON                 GAIN ON                             INCREASE  ASSET
                             INVESTMENT,  IN EXCESS  INVESTMENT,    FROM        TOTAL     (DECREASE) VALUE
                   FROM NET   OPTION AND    OF NET    OPTION AND    PAID    DISTRIBUTIONS   IN NET   AT END
                  INVESTMENT   FUTURES    INVESTMENT   FUTURES       IN          TO         ASSET      OF        TOTAL
                    INCOME   TRANSACTIONS   INCOME   TRANSACTIONS CAPITAL   SHAREHOLDERS    VALUE    PERIOD    RETURN(K)
                  ---------- ------------ ---------- ------------ --------  ------------- ---------- ------    ---------
                                                 SHORT DURATION GOVERNMENT FUND
------------------------------------------------------------------------------------------------------------------------
FOR THE SIX MONTHS ENDED APRIL 30, 1997 (UNAUDITED)
Institutional
 Shares.........
Administration
 Shares.........
Service Shares
FOR THE YEAR ENDED OCTOBER 31,
1996-Institu-
 tional Shares
 ...............    (0.6326)        --          --           --         --      (0.6326)     0.0100    9.83        6.75
1996-Administra-
 tion
 Shares(h)......    (0.3940)        --          --           --         --      (0.3940)    (0.0100)   9.85        4.00(f)
1996-Service
 Shares(i)......    (0.3152)        --          --           --         --      (0.3152)     0.1000    9.82        4.35(f)
1995-Institu-
 tional Shares..    (0.6518)        --          --           --         --      (0.6518)     0.1800    9.82        8.97
1995-Administra-
 tion Shares....    (0.2051)        --          --           --         --      (0.2051)    (0.0100)   9.63(h)     2.10
1994-Institu-
 tional Shares..    (0.5598)    (0.0438)        --           --         --      (0.6036)    (0.5000)   9.64        0.99
1994-Administra-
 tion Shares....    (0.5352)    (0.0438)        --           --         --      (0.5790)    (0.5000)   9.64        0.73
1993-Institu-
 tional Shares..    (0.5627)        --      (0.0065)         --         --      (0.5692)    (0.0200)  10.14        5.55
1993-Administra-
 tion
 Shares(e)......    (0.2725)        --          --           --         --      (0.2725)    (0.0900)  10.14        1.74
1992-Institu-
 tional Shares..    (0.6703)        --          --           --         --      (0.6703)    (0.0600)  10.16        6.24
1991-Institu-
 tional Shares..    (0.8020)        --          --           --         --      (0.8020)     0.2200   10.22       10.93
1990-Institu-
 tional Shares..    (0.8300)        --          --           --         --      (0.8300)    (0.0700)  10.00        8.23
1989-Institu-
 tional Shares..    (0.8800)        --          --           --     (0.0300)    (0.9100)    (0.0300)  10.07        9.08
FOR THE PERIOD AUGUST 15, 1988(G) THROUGH OCTOBER 31,
1988-Institu-
 tional Shares..    (0.1800)        --          --           --         --     (0.1800)      0.1000   10.10        3.30(f)

                                                                   RATIOS ASSUMING NO
                                                                   VOLUNTARY WAIVER OF
                                                                     FEES OR EXPENSE
                                                                       LIMITATIONS
                                                                   --------------------
                          RATIO OF   RATIO OF                NET              RATIO OF
                            NET        NET                 ASSETS  RATIO OF     NET
                          EXPENSES  INVESTMENT             AT END  EXPENSES  INVESTMENT
                             TO       INCOME                 OF       TO       INCOME
                          AVERAGE   (LOSS) TO  PORTFOLIO   PERIOD  AVERAGE   (LOSS) TO
                            NET      AVERAGE   TURNOVER      (IN     NET      AVERAGE
                           ASSETS   NET ASSETS  RATE(D)     000S)   ASSETS   NET ASSETS
                          --------  ---------- ---------   ------- --------  ----------
                                       SHORT DURATION GOVERNMENT FUND
---------------------------------------------------------------------------------------
FOR THE SIX MONTHS ENDED APRIL 30, 1997 (UNAUDITED)
Institutional Shares....
Administration Shares...
Service Shares
FOR THE YEAR ENDED OCTOBER 31,
1996-Institutional
 Shares ................    0.45       6.44     115.45      99,944   0.71       6.18
1996-Administration
 Shares(h)..............    0.70(b)    5.97(b)  115.45         252   0.96(b)    5.71(b)
1996-Service Shares(i)..    0.95(b)    6.05(b)  115.45       1,822   1.21(b)    5.79(b)
1995-Institutional
 Shares.................    0.45       6.87     292.56     103,760   0.72       6.60
1995-Administration
 Shares.................    0.70(b)    7.91(b)  292.56         --    0.90(b)    7.71(b)
1994-Institutional
 Shares.................    0.45       5.69     289.79     193,095   0.59       5.55
1994-Administration
 Shares.................    0.70       5.38     289.79         730   0.84       5.24
1993-Institutional
 Shares.................    0.45       5.46     411.66     359,708   0.64       5.31
1993-Administration
 Shares(e)..............    0.70(b)    4.84(b)  411.66      16,490   0.80(b)    4.74(b)
1992-Institutional
 Shares.................    0.45       6.60     216.07     277,927   0.69       6.36
1991-Institutional
 Shares.................    0.45       8.25     155.44     158,848   0.79       7.91
1990-Institutional
 Shares.................    0.45       8.62     173.21      68,995   0.95       8.12
1989-Institutional
 Shares.................    0.46       8.71     137.37      31,015   1.39       7.78
FOR THE PERIOD AUGUST 15, 1988(G) THROUGH OCTOBER 31,
1988-Institutional
 Shares.................    0.55(b)    8.55(b)  167.00(b)   39,052   1.42(b)    7.68(b)

                                                                   RATIOS ASSUMING NO
                                                                   VOLUNTARY WAIVER OF
                                                                     FEES OR EXPENSE
                                                                       LIMITATIONS
                                                                   --------------------
                          RATIO OF   RATIO OF                NET              RATIO OF
                            NET        NET                 ASSETS  RATIO OF     NET
                          EXPENSES  INVESTMENT             AT END  EXPENSES  INVESTMENT
                             TO       INCOME                 OF       TO       INCOME
                          AVERAGE   (LOSS) TO  PORTFOLIO   PERIOD  AVERAGE   (LOSS) TO
                            NET      AVERAGE   TURNOVER      (IN     NET      AVERAGE
                           ASSETS   NET ASSETS  RATE(D)     000S)   ASSETS   NET ASSETS
                          --------  ---------- ---------   ------- --------  ----------
                                       SHORT DURATION GOVERNMENT FUND
---------------------------------------------------------------------------------------
FOR THE SIX MONTHS ENDED APRIL 30, 1997 (UNAUDITED)
Institutional Shares....
Administration Shares...
Service Shares
FOR THE YEAR ENDED OCTOBER 31,
1996-Institutional
 Shares ................    0.45       6.44     115.45      99,944   0.71       6.18
1996-Administration
 Shares(h)..............    0.70(b)    5.97(b)  115.45         252   0.96(b)    5.71(b)
1996-Service Shares(i)..    0.95(b)    6.05(b)  115.45       1,822   1.21(b)    5.79(b)
1995-Institutional
 Shares.................    0.45       6.87     292.56     103,760   0.72       6.60
1995-Administration
 Shares.................    0.70(b)    7.91(b)  292.56         --    0.90(b)    7.71(b)
1994-Institutional
 Shares.................    0.45       5.69     289.79     193,095   0.59       5.55
1994-Administration
 Shares.................    0.70       5.38     289.79         730   0.84       5.24
1993-Institutional
 Shares.................    0.45       5.46     411.66     359,708   0.64       5.31
1993-Administration
 Shares(e)..............    0.70(b)    4.84(b)  411.66      16,490   0.80(b)    4.74(b)
1992-Institutional
 Shares.................    0.45       6.60     216.07     277,927   0.69       6.36
1991-Institutional
 Shares.................    0.45       8.25     155.44     158,848   0.79       7.91
1990-Institutional
 Shares.................    0.45       8.62     173.21      68,995   0.95       8.12
1989-Institutional
 Shares.................    0.46       8.71     137.37      31,015   1.39       7.78
FOR THE PERIOD AUGUST 15, 1988(G) THROUGH OCTOBER 31,
1988-Institutional
 Shares.................    0.55(b)    8.55(b)  167.00(b)   39,052   1.42(b)    7.68(b)

                                     10--1

                               INCOME (LOSS) FROM INVESTMENT OPERATIONS
                            --------------------------------------------------
                                        NET REALIZED       NET
                                            AND          REALIZED
                                         UNREALIZED        AND
                                        GAIN (LOSS)     UNREALIZED    TOTAL
                                             ON        GAIN (LOSS)    INCOME
                  NET ASSET             INVESTMENT,     ON FOREIGN    (LOSS)
                  VALUE AT     NET       OPTION AND      CURRENCY      FROM
                  BEGINNING INVESTMENT    FUTURES        RELATED    INVESTMENT
                  OF PERIOD   INCOME    TRANSACTIONS   TRANSACTIONS OPERATIONS
                  --------- ----------  ------------   ------------ ----------
                                   SHORT DURATION TAX-FREE FUND
-------------------------------------------------------------------------------
FOR THE SIX MONTHS ENDED APRIL 30, 1997 (UNAUDITED)
Institutional
 Shares.........
Administration
 Shares.........
Service Shares
FOR THE YEAR ENDED OCTOBER 31,
1996-Institu-
 tional Shares..     9.94     0.4192(a)    0.0200 (a)       --        0.4392
1996-Administra-
 tion Shares....     9.94     0.3944(a)    0.0200 (a)       --        0.4144
1996-Service
 Shares.........     9.95     0.3697(a)    0.0200 (a)       --        0.3897
1995-Institu-
 tional Shares..     9.79     0.4235(a)    0.1500 (a)       --        0.5735
1995-Administra-
 tion Shares....     9.79     0.3989(a)    0.1500 (a)       --        0.5489
1995-Service
 Shares.........     9.79     0.3744(a)    0.1600 (a)       --        0.5344
1994-Institu-
 tional Shares..    10.23     0.3787(a)   (0.3575)(a)       --        0.0212
1994-Administra-
 tion Shares....    10.23     0.3537(a)   (0.3575)(a)       --       (0.0038)
1994-Service
 Shares(j)......     9.86     0.0475(a)   (0.0700)(a)                (0.0225)
1993-Institu-
 tional Shares..     9.93     0.3834       0.3000(d)        --        0.6834
1993-Administra-
 tion
 Shares(j)......    10.16     0.1555       0.0720(d)        --        0.2275
FOR THE PERIOD OCTOBER 1, 1992(G) THROUGH OCTOBER 31,
1992-Institu-
 tional Shares..    10.00     0.0341      (0.0700)(d)       --       (0.0359)
                        GOVERNMENT INCOME FUND
-------------------------------------------------------------------------------
FOR THE YEARS ENDED OCTOBER 31,
1996-Class A
shares..........   $14.47     $ 0.92      $ (0.11)          --       $  0.81
1996-Class B
shares(m).......    14.11       0.41         0.26           --          0.67
1995-Class A
shares..........    13.47       0.94         1.00           --          1.94
1994-Class A
shares..........    14.90       0.85        (1.28)          --         (0.43)
FOR THE PERIOD FEBRUARY 10, 1993(G) THROUGH OCTOBER 31,
1993-Class A
shares..........    14.32       0.56         0.58           --          1.14
                                                 MUNICIPAL INCOME FUND
-------------------------------------------------------------------------------
FOR THE YEARS ENDED OCTOBER 31,
1996-Class A
shares..........   $14.17     $ 0.65        $0.20           --       $  0.85
1996-Class B
shares(m).......    14.03       0.27         0.34           --          0.61
1995-Class A
shares..........    13.08       0.67         1.09           --          1.76
1994-Class A
shares..........    14.64       0.73        (1.51)          --         (0.78)
FOR THE PERIOD JULY 20, 1993(G) THROUGH OCTOBER 31,
1993-Class A
shares..........    14.32       0.22         0.32           --          0.54

                                      DISTRIBUTIONS TO SHAREHOLDERS
                  ---------------------------------------------------------------------

                                                      IN EXCESS
                               FROM NET                 OF NET
                               REALIZED                REALIZED                            NET      NET
                               GAIN ON                 GAIN ON                           INCREASE  ASSET
                             INVESTMENT,  IN EXCESS  INVESTMENT,   FROM       TOTAL     (DECREASE) VALUE
                   FROM NET   OPTION AND    OF NET    OPTION AND   PAID   DISTRIBUTIONS   IN NET   AT END
                  INVESTMENT   FUTURES    INVESTMENT   FUTURES      IN         TO         ASSET      OF     TOTAL
                    INCOME   TRANSACTIONS   INCOME   TRANSACTIONS CAPITAL SHAREHOLDERS    VALUE    PERIOD RETURN(K)
                  ---------- ------------ ---------- ------------ ------- ------------- ---------- ------ ---------
                                                 SHORT DURATION TAX-FREE FUND
-------------------------------------------------------------------------------------------------------------------
FOR THE SIX MONTHS ENDED APRIL 30, 1997 (UNAUDITED)
Institutional
 Shares.........
Administration
 Shares.........
Service Shares
FOR THE YEAR ENDED OCTOBER 31,
1996-Institu-
 tional Shares..    (0.4192)        --         --          --         --      (0.4192)     0.0300     9.96    4.50
1996-Administra-
 tion Shares....    (0.3944)        --         --          --         --      (0.3944)     0.0300     9.96    4.24
1996-Service
 Shares.........    (0.3697)        --         --          --         --      (0.3697)     0.0200     9.97    3.98
1995-Institu-
 tional Shares..    (0.4235)        --         --          --         --      (0.4235)     0.1500     9.94    5.98
1995-Administra-
 tion Shares....    (0.3989)        --         --          --         --      (0.3989)     0.1500     9.94    5.76
1995-Service
 Shares.........    (0.3744)        --         --          --         --      (0.3744)     0.1600     9.95    5.59
1994-Institu-
 tional Shares..    (0.3787)    (0.0825)       --          --         --      (0.4612)    (0.4400)    9.79    0.17
1994-Administra-
 tion Shares....    (0.3537)    (0.0825)       --          --         --      (0.4362)    (0.4400)    9.79   (0.11)
1994-Service
 Shares(j)......    (0.0475)                   --                             (0.0475)    (0.0700)    9.79   (0.32)(f)
1993-Institu-
 tional Shares..    (0.3834)        --         --          --         --      (0.3834)     0.3000    10.23    7.03
1993-Administra-
 tion
 Shares(j)......    (0.1555)        --         --          --         --      (0.1555)     0.0720    10.23    2.28(f)
FOR THE PERIOD OCTOBER 1, 1992(G) THROUGH OCTOBER 31,
1992-Institu-
 tional Shares..    (0.0341)        --         --          --         --      (0.0341)    (0.0700)    9.93   (0.34)(f)
                                                 GOVERNMENT INCOME FUND
------------------------------------------------------------------------------------------------------------------------------------
FOR THE YEARS ENDED OCTOBER 31,
1996-Class A
shares..........     $(0.92)        --         --          --         --      $ (0.92)    $ (0.11)  $14.36    5.80%
1996-Class B
shares(m).......      (0.41)        --         --          --         --        (0.41)       0.26    14.37    4.85(f)
1995-Class A
shares..........      (0.94)        --         --          --         --        (0.94)       1.00    14.47   14.90
1994-Class A
shares..........      (0.85)      (0.12)     (0.02)      (0.01)       --        (1.00)      (1.43)   13.47   (2.98)
FOR THE PERIOD FEBRUARY 10, 1993(G) THROUGH OCTOBER 31,
1993-Class A
shares..........      (0.56)        --         --          --         --        (0.56)       0.58    14.90    8.03(f)
                                                 MUNICIPAL INCOME FUND
------------------------------------------------------------------------------------------------------------------------------------
FOR THE YEARS ENDED OCTOBER 31,
1996-Class A
shares..........    $ (0.65)        --         --          --         --      $ (0.65)    $  0.20   $14.37    6.13%
1996-Class B
shares(m).......      (0.27)        --         --          --         --        (0.27)       0.34    14.37    4.40(f)
1995-Class A
shares..........      (0.67)        --         --          --         --        (0.67)       1.09    14.17   13.79
1994-Class A
shares..........      (0.73)      (0.05)       --          --         --        (0.78)      (1.56)   13.08   (5.51)
FOR THE PERIOD JULY 20, 1993(G) THROUGH OCTOBER 31,
1993-Class A
shares..........      (0.22)        --         --          --         --        (0.22)       0.32    14.64    3.73(f)

                                                                   RATIOS ASSUMING NO
                                                                   VOLUNTARY WAIVER OF
                                                                     FEES OR EXPENSE
                                                                       LIMITATIONS
                                                                   --------------------
                          RATIO OF   RATIO OF                NET              RATIO OF
                            NET        NET                 ASSETS  RATIO OF     NET
                          EXPENSES  INVESTMENT             AT END  EXPENSES  INVESTMENT
                             TO       INCOME                 OF       TO       INCOME
                          AVERAGE   (LOSS) TO  PORTFOLIO   PERIOD  AVERAGE   (LOSS) TO
                            NET      AVERAGE   TURNOVER      (IN     NET      AVERAGE
                           ASSETS   NET ASSETS  RATE(D)     000S)   ASSETS   NET ASSETS
                          --------  ---------- ---------   ------- --------  ----------
                                        SHORT DURATION TAX-FREE FUND
---------------------------------------------------------------------------------------
FOR THE SIX MONTHS ENDED APRIL 30, 1997 (UNAUDITED)
Institutional Shares....
Administration Shares...
Service Shares
FOR THE YEAR ENDED OCTOBER 31,
1996-Institutional
 Shares.................    0.45       4.21     231.65      34,814   1.01       3.65
1996-Administration
 Shares.................    0.70       3.96     231.65          48   1.26       3.40
1996-Service Shares.....    0.95       3.74     231.65         695   1.51       3.18
1995-Institutional
 Shares.................    0.45       4.31     259.52      58,389   0.77       3.99
1995-Administration
 Shares.................    0.70       4.14     259.52          46   1.02       3.82
1995-Service Shares.....    0.95       3.87     259.52         454   1.27       3.55
1994-Institutional
 Shares.................    0.45       3.74     354.00      83,704   0.61       3.58
1994-Administration
 Shares.................    0.70       3.51     354.00       3,866   0.86       3.35
1994-Service Shares(j)..    0.95(b)    4.30(b)  354.00         440   1.11(b)    4.14(b)
1993-Institutional
 Shares.................    0.41       3.70     404.60     115,803   1.06       3.05
1993-Administration
 Shares(j)..............    0.70(b)    3.32(b)  404.60         911   1.07(b)    2.95(b)
FOR THE PERIOD OCTOBER 1, 1992(G) THROUGH OCTOBER 31,
1992-Institutional
 Shares.................    0.05(b)    4.58(b)   31.19(f)   14,601   2.68(b)    1.95(b)
                        GOVERNMENT INCOME FUND
---------------------------------------------------------------------------------------
FOR THE YEARS ENDED OCTOBER 31,
1996-Class A shares.....    0.50%      6.42%    485.09%    $30,603   1.89%      5.03%
1996-Class B shares(m)..    1.25(b)    5.65(b)  485.09         234   2.39(b)    4.51(b)
1995-Class A shares.....    0.47       6.67     449.53      29,503   2.34       4.80
1994-Class A shares.....    0.11       6.06     654.90      14,452   2.86       3.31
FOR THE PERIOD FEBRUARY 10, 1993(G) THROUGH OCTOBER 31,
1993-Class A shares.....    0.00(b)    4.87(b)  725.41(f)   12,860   4.00(b)    0.87(b)
                         MUNICIPAL INCOME FUND
---------------------------------------------------------------------------------------
FOR THE YEARS ENDED OCTOBER 31,
1996-Class A shares.....    0.85%      4.58%    344.13%    $52,267   1.55%      3.88%
1996-Class B shares(m)..    1.60(b)    3.55(b)  344.13         255   2.05(b)    3.10(b)
1995-Class A shares.....    0.76       4.93     335.55      53,797   1.49       4.20
1994-Class A shares.....    0.45       5.28     357.54      47,373   1.55       4.18
FOR THE PERIOD JULY 20, 1993(G) THROUGH OCTOBER 31,
1993-Class A shares.....    0.00(b)    5.15(b)   99.99(f)   30,166   2.42(b)    2.73(b)

                                                                   RATIOS ASSUMING NO
                                                                   VOLUNTARY WAIVER OF
                                                                     FEES OR EXPENSE
                                                                       LIMITATIONS
                                                                   --------------------
                          RATIO OF   RATIO OF                NET              RATIO OF
                            NET        NET                 ASSETS  RATIO OF     NET
                          EXPENSES  INVESTMENT             AT END  EXPENSES  INVESTMENT
                             TO       INCOME                 OF       TO       INCOME
                          AVERAGE   (LOSS) TO  PORTFOLIO   PERIOD  AVERAGE   (LOSS) TO
                            NET      AVERAGE   TURNOVER      (IN     NET      AVERAGE
                           ASSETS   NET ASSETS  RATE(D)     000S)   ASSETS   NET ASSETS
                          --------  ---------- ---------   ------- --------  ----------
                                        SHORT DURATION TAX-FREE FUND
---------------------------------------------------------------------------------------
FOR THE SIX MONTHS ENDED APRIL 30, 1997 (UNAUDITED)
Institutional Shares....
Administration Shares...
Service Shares
FOR THE YEAR ENDED OCTOBER 31,
1996-Institutional
 Shares.................    0.45       4.21     231.65      34,814   1.01       3.65
1996-Administration
 Shares.................    0.70       3.96     231.65          48   1.26       3.40
1996-Service Shares.....    0.95       3.74     231.65         695   1.51       3.18
1995-Institutional
 Shares.................    0.45       4.31     259.52      58,389   0.77       3.99
1995-Administration
 Shares.................    0.70       4.14     259.52          46   1.02       3.82
1995-Service Shares.....    0.95       3.87     259.52         454   1.27       3.55
1994-Institutional
 Shares.................    0.45       3.74     354.00      83,704   0.61       3.58
1994-Administration
 Shares.................    0.70       3.51     354.00       3,866   0.86       3.35
1994-Service Shares(j)..    0.95(b)    4.30(b)  354.00         440   1.11(b)    4.14(b)
1993-Institutional
 Shares.................    0.41       3.70     404.60     115,803   1.06       3.05
1993-Administration
 Shares(j)..............    0.70(b)    3.32(b)  404.60         911   1.07(b)    2.95(b)
FOR THE PERIOD OCTOBER 1, 1992(G) THROUGH OCTOBER 31,
1992-Institutional
 Shares.................    0.05(b)    4.58(b)   31.19(f)   14,601   2.68(b)    1.95(b)
                        GOVERNMENT INCOME FUND
---------------------------------------------------------------------------------------
FOR THE YEARS ENDED OCTOBER 31,
1996-Class A shares.....    0.50%      6.42%    485.09%    $30,603   1.89%      5.03%
1996-Class B shares(m)..    1.25(b)    5.65(b)  485.09         234   2.39(b)    4.51(b)
1995-Class A shares.....    0.47       6.67     449.53      29,503   2.34       4.80
1994-Class A shares.....    0.11       6.06     654.90      14,452   2.86       3.31
FOR THE PERIOD FEBRUARY 10, 1993(G) THROUGH OCTOBER 31,
1993-Class A shares.....    0.00(b)    4.87(b)  725.41(f)   12,860   4.00(b)    0.87(b)
                         MUNICIPAL INCOME FUND
---------------------------------------------------------------------------------------
FOR THE YEARS ENDED OCTOBER 31,
1996-Class A shares.....    0.85%      4.58%    344.13%    $52,267   1.55%      3.88%
1996-Class B shares(m)..    1.60(b)    3.55(b)  344.13         255   2.05(b)    3.10(b)
1995-Class A shares.....    0.76       4.93     335.55      53,797   1.49       4.20
1994-Class A shares.....    0.45       5.28     357.54      47,373   1.55       4.18
FOR THE PERIOD JULY 20, 1993(G) THROUGH OCTOBER 31,
1993-Class A shares.....    0.00(b)    5.15(b)   99.99(f)   30,166   2.42(b)    2.73(b)

                                     11--1

                              INCOME (LOSS) FROM INVESTMENT OPERATIONS(N)
                            -----------------------------------------------
                                       NET REALIZED     NET
                                           AND        REALIZED
                                        UNREALIZED      AND
                                       GAIN (LOSS)   UNREALIZED    TOTAL
                                            ON      GAIN (LOSS)    INCOME
                  NET ASSET            INVESTMENT,   ON FOREIGN    (LOSS)
                  VALUE AT     NET      OPTION AND    CURRENCY      FROM
                  BEGINNING INVESTMENT   FUTURES      RELATED    INVESTMENT
                  OF PERIOD   INCOME   TRANSACTIONS TRANSACTIONS OPERATIONS
                  --------- ---------- ------------ ------------ ----------
                                     CORE FIXED INCOME FUND
----------------------------------------------------------------------------
FOR THE SIX MONTHS ENDED APRIL 30, 1997 (UNAUDITED)
Institutional
Shares..........
Administration
Shares..........
Service Shares
FOR THE YEAR ENDED OCTOBER 31,
1996-Institu-
tional Shares...    10.00     0.6448      (0.0704)         --      0.5744
1996-Administra-
tion Shares(1)..     9.91     0.4083      (0.0703)         --      0.3380
1996-Service
Shares(1).......     9.77     0.3756       0.0898          --      0.4654
1995-Institu-
tional Shares...     9.24     0.6423       0.7610          --      1.4033
FOR THE PERIOD JANUARY 5, 1994(G) THROUGH OCTOBER 31,
1994-Institu-
tional Shares...    10.00     0.4648      (0.7617)         --     (0.2969)
                                     GLOBAL INCOME FUND
----------------  ----------------------------------------------------------
FOR THE SIX MONTHS ENDED APRIL 30, 1997 (UNAUDITED)
Class A Shares..
Class B Shares..
Institutional
Shares..........
FOR THE YEARS ENDED OCTOBER 31,
1996-Class A
shares..........    14.45       0.71         0.62         0.18       1.51
1996-Class B
shares(m).......    14.03       0.34         0.41         0.11       0.86
1996-
Institutional
shares..........    14.45       1.15         0.32         0.10       1.57
1995-Class A
shares..........    13.43       0.89         0.92         0.15       1.96
1995-
Institutional
shares(m).......    14.09       0.22         0.34         0.06       0.62
1994-Class A
shares..........    15.07       0.84        (1.37)       (0.12)     (0.65)
1993-Class A
shares..........    14.69       0.85         1.07        (0.42)      1.50
1992-Class A
shares..........    14.60       1.14         0.45        (0.36)      1.23
FOR THE PERIOD AUGUST 2, 1991(G) THROUGH OCTOBER 31,
1991-Class A
shares..........    14.55       0.25         0.23        (0.19)      0.29
-------------------------------------------------------------------------------

                                      DISTRIBUTIONS TO SHAREHOLDERS
                  -----------------------------------------------------------------------

                                                      IN EXCESS
                               FROM NET                 OF NET
                               REALIZED                REALIZED                              NET      NET
                               GAIN ON                 GAIN ON                             INCREASE  ASSET
                             INVESTMENT,  IN EXCESS  INVESTMENT,    FROM        TOTAL     (DECREASE) VALUE
                   FROM NET   OPTION AND    OF NET    OPTION AND    PAID    DISTRIBUTIONS   IN NET   AT END
                  INVESTMENT   FUTURES    INVESTMENT   FUTURES       IN          TO         ASSET      OF     TOTAL
                    INCOME   TRANSACTIONS   INCOME   TRANSACTIONS CAPITAL   SHAREHOLDERS    VALUE    PERIOD RETURN(K)
                  ---------- ------------ ---------- ------------ --------  ------------- ---------- ------ ---------
                                                        CORE FIXED INCOME FUND
---------------------------------------------------------------------------------------------------------------------
FOR THE SIX MONTHS ENDED APRIL 30, 1997 (UNAUDITED)
Institutional
Shares..........
Administration
Shares..........
Service Shares
FOR THE YEAR ENDED OCTOBER 31,
1996-Institu-
tional Shares...   (0.6438)    (0.0806)         --          --         --      (0.7244)    (0.1500)   9.85     5.98
1996-Administra-
tion Shares(1)..   (0.4080)        --           --          --         --      (0.4080)    (0.0700)   9.84     3.56(f)
1996-Service
Shares(1).......   (0.3754)        --           --          --         --      (0.3754)     0.0900    9.86     4.90(f)
1995-Institu-
tional Shares...   (0.6433)        --           --          --         --      (0.6433)     0.7600   10.00    15.72
FOR THE PERIOD JANUARY 5, 1994(G) THROUGH OCTOBER 31,
1994-Institu-
tional Shares...   (0.4648)        --           --          --         --      (0.4648)    (0.7617)   9.24    (3.00)
                                                        GLOBAL INCOME FUND
----------------  ----------------------------------------------------------------------------------------------------
FOR THE SIX MONTHS ENDED APRIL 30, 1997 (UNAUDITED)
Class A Shares..
Class B Shares..
Institutional
Shares..........
FOR THE YEARS ENDED OCTOBER 31,
1996-Class A
shares..........     (1.43)        --           --          --         --        (1.43)       0.08   14.53    11.0%
1996-Class B
shares(m).......     (0.36)        --           --          --         --        (0.36)       0.50   14.53     6.24(f)
1996-
Institutional
shares..........     (1.50)        --           --          --         --        (1.50)       0.07   14.52    11.55
1995-Class A
shares..........     (0.94)        --           --          --         --        (0.94)       1.02   14.45    15.08
1995-
Institutional
shares(m).......     (0.26)        --           --          --         --        (0.26)       0.36   14.45     4.42(f)
1994-Class A
shares..........     (0.22)      (0.16)         --          --       (0.61)      (0.99)      (1.64)  13.43    (4.49)
1993-Class A
shares..........     (0.85)      (0.27)         --          --         --        (1.12)       0.38   15.07    10.75
1992-Class A
shares..........     (1.14)        --           --          --         --        (1.14)       0.09   14.69     8.77
FOR THE PERIOD AUGUST 2, 1991(G) THROUGH OCTOBER 31,
1991-Class A
shares..........     (0.24)        --           --          --         --        (0.24)       0.05   14.60     2.00

                                                                   RATIOS ASSUMING NO
                                                                   VOLUNTARY WAIVER OF
                                                                     FEES OR EXPENSE
                                                                       LIMITATIONS
                                                                   --------------------
                          RATIO OF                           NET              RATIO OF
                            NET      RATIO OF              ASSETS  RATIO OF     NET
                          EXPENSES     NET                 AT END  EXPENSES  INVESTMENT
                             TO     INVESTMENT               OF       TO       INCOME
                          AVERAGE   INCOME TO  PORTFOLIO   PERIOD  AVERAGE   (LOSS) TO
                            NET      AVERAGE   TURNOVER      (IN     NET      AVERAGE
                           ASSETS   NET ASSETS  RATE(D)     000S)   ASSETS   NET ASSETS
                          --------  ---------- ---------   ------- --------  ----------
                                           CORE FIXED INCOME FUND
---------------------------------------------------------------------------------------
FOR THE SIX MONTHS ENDED APRIL 30, 1997 (UNAUDITED)
Institutional Shares....
Administration Shares...
Service Shares
FOR THE YEAR ENDED OCTOBER 31,
1996-Institutional
Shares..................    0.45       6.51     414.20      72,061   0.83       6.13
1996-Administration
Shares(1)...............    0.70(b)    6.41(b)  414.20         702   1.08(b)    6.03(b)
1996-Service Shares(1)..    0.95(b)    6.37(b)  414.20         381   1.33(b)    5.99(b)
1995-Institutional
Shares..................    0.45       6.56     383.26      55,502   0.96       6.05
FOR THE PERIOD JANUARY 5, 1994(G) THROUGH OCTOBER 31,
1994-Institutional
Shares..................    0.45(b)    6.48(b)  288.25      24,508   1.46(b)    5.47(b)
                                             GLOBAL INCOME FUND
------------------------  -------------------------------------------------------
FOR THE SIX MONTHS ENDED APRIL 30, 1997 (UNAUDITED)
Class A Shares..........
Class B Shares..........
Institutional Shares....
FOR THE YEARS ENDED OCTOBER 31,
1996-Class A shares.....    1.16       5.81     232.15     198,665   1.64       5.33
1996-Class B shares(m)..    1.70(b)    5.16(b)  232.15         256   2.14(b)    4.72(b)
1996-Institutional
shares..................    0.65       6.35     232.15      54,254   1.11       5.89
1995-Class A shares.....    1.29       6.23     265.86     245,835   1.58       5.94
1995-Institutional
shares(m)...............    0.65(b)    6.01(b)  265.86      31,619   1.08(b)    5.58(b)
1994-Class A shares.....    1.28       5.73     343.74     396,584   1.53       5.48
1993-Class A shares.....    1.30       5.78     313.88     675,662   1.55       5.53
1992-Class A shares.....    1.37       7.85     270.75     588,893   1.62       7.60
FOR THE PERIOD AUGUST 2, 1991(G) THROUGH OCTOBER 31,
1991-Class A shares.....    0.38(f)    1.72(f)   34.22(f)  388,744   0.44(f)    1.66(f)
---------------------------------------------------------------------------------------

(a) Calculated based on the average shares outstanding methodology.
(b) Annualized.
(c) Class A share activity commenced on May 15, 1995.
(d) Includes the effect of mortgage dollar roll transactions.
(e) Administration share activity commenced on April 15, 1993.
(f) Not annualized.
(g) Commencement of operations.
(h) GS Short Duration Government Fund Administration shares were redeemed in full on February 23, 1995 and re-commenced on February 28, 1996 at $9.86.
(i) Service share activity commenced on April 10, 1996.
(j) Administration and service share activity commenced on May 20, 1993 and September 20, 1994 respectively.
(k) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and not sales charges. For Class A shares only, total return would be reduced if a sales charge were taken into account.
(l) Administration and Service share activity commenced operations on February 28, 1996 and March 13, 1996 respectively.
(m) Institutional and Class B shares commenced operations on June 1, 1995 and May 1, 1996, respectively.
(n) Includes the balancing effect of calculating per share amounts.

                                                                   RATIOS ASSUMING NO
                                                                   VOLUNTARY WAIVER OF
                                                                     FEES OR EXPENSE
                                                                       LIMITATIONS
                                                                   --------------------
                          RATIO OF                           NET              RATIO OF
                            NET      RATIO OF              ASSETS  RATIO OF     NET
                          EXPENSES     NET                 AT END  EXPENSES  INVESTMENT
                             TO     INVESTMENT               OF       TO       INCOME
                          AVERAGE   INCOME TO  PORTFOLIO   PERIOD  AVERAGE   (LOSS) TO
                            NET      AVERAGE   TURNOVER      (IN     NET      AVERAGE
                           ASSETS   NET ASSETS  RATE(D)     000S)   ASSETS   NET ASSETS
                          --------  ---------- ---------   ------- --------  ----------
                                           CORE FIXED INCOME FUND
---------------------------------------------------------------------------------------
FOR THE SIX MONTHS ENDED APRIL 30, 1997 (UNAUDITED)
Institutional Shares....
Administration Shares...
Service Shares
FOR THE YEAR ENDED OCTOBER 31,
1996-Institutional
Shares..................    0.45       6.51     414.20      72,061   0.83       6.13
1996-Administration
Shares(1)...............    0.70(b)    6.41(b)  414.20         702   1.08(b)    6.03(b)
1996-Service Shares(1)..    0.95(b)    6.37(b)  414.20         381   1.33(b)    5.99(b)
1995-Institutional
Shares..................    0.45       6.56     383.26      55,502   0.96       6.05
FOR THE PERIOD JANUARY 5, 1994(G) THROUGH OCTOBER 31,
1994-Institutional
Shares..................    0.45(b)    6.48(b)  288.25      24,508   1.46(b)    5.47(b)
                                             GLOBAL INCOME FUND
------------------------  -------------------------------------------------------
FOR THE SIX MONTHS ENDED APRIL 30, 1997 (UNAUDITED)
Class A Shares..........
Class B Shares..........
Institutional Shares....
FOR THE YEARS ENDED OCTOBER 31,
1996-Class A shares.....    1.16       5.81     232.15     198,665   1.64       5.33
1996-Class B shares(m)..    1.70(b)    5.16(b)  232.15         256   2.14(b)    4.72(b)
1996-Institutional
shares..................    0.65       6.35     232.15      54,254   1.11       5.89
1995-Class A shares.....    1.29       6.23     265.86     245,835   1.58       5.94
1995-Institutional
shares(m)...............    0.65(b)    6.01(b)  265.86      31,619   1.08(b)    5.58(b)
1994-Class A shares.....    1.28       5.73     343.74     396,584   1.53       5.48
1993-Class A shares.....    1.30       5.78     313.88     675,662   1.55       5.53
1992-Class A shares.....    1.37       7.85     270.75     588,893   1.62       7.60
FOR THE PERIOD AUGUST 2, 1991(G) THROUGH OCTOBER 31,
1991-Class A shares.....    0.38(f)    1.72(f)   34.22(f)  388,744   0.44(f)    1.66(f)
---------------------------------------------------------------------------------------

                                     12--1

                      INVESTMENT OBJECTIVES AND POLICIES


  The investment objectives and principal investment policies of each Fund are described below. Other investment practices and management techniques, which involve certain risks are described under "Description of Securities," "Risk Factors" and "Investment Techniques." There can be no assurance that a Fund's investment objectives will be achieved.

  A Fund's duration approximates its price sensitivity to changes in interest rates. Maturity measures the time until final payment is due; it takes no account of the pattern of a security's cash flows over time. In computing portfolio duration, a Fund will estimate the duration of obligations that are subject to prepayment or redemption by the issuer taking into account the influence of interest rates on prepayments and coupon flows. This method of computing duration is known as "option-adjusted" duration. A Fund will not be limited as to its maximum weighted average portfolio maturity or the maximum stated maturity with respect to individual securities unless otherwise noted.

  A Fund will deem a security to have met its minimum credit rating requirement if the security receives the minimum required long-term rating (or the equivalent short-term credit rating) at the time of purchase from at least one rating organization (including, but not limited to, Standard & Poor's Ratings Group ("S&P") and Moody's Investors Service, Inc. ("Moody's")) even though it has been rated below the minimum rating by one or more other rating organizations, or, if unrated by a rating organization, is determined by the Investment Adviser to be of comparable quality. If a security satisfies a Fund's minimum rating criteria at the time of purchase and is subsequently downgraded below such rating, the Fund will not be required to dispose of such security. If a downgrade occurs, the Investment Adviser will consider what action, including the sale of such security, is in the best interest of a Fund and its shareholders.

  The Investment Adviser will have access to the research of, and proprietary technical models developed by, Goldman Sachs and will apply quantitative and qualitative analysis in determining the appropriate allocations among the categories of issuers and types of securities.

 ADJUSTABLE RATE GOVERNMENT FUND


  OBJECTIVE. The Fund's investment objective is to provide investors with a high level of current income, consistent with low volatility of principal.

  DURATION. Under normal interest rate conditions, the Fund's duration is expected to be in a range approximately equal to that of a six-month to one-year U.S. Treasury security. In addition, under normal interest rate conditions, the Fund's maximum duration will not exceed two years. The approximate interest rate sensitivity of the Fund is comparable to a nine-month note.

  INVESTMENT SECTOR. The Fund invests, under normal circumstances, at least 65% of its total assets in U.S. Government Securities that are adjustable rate mortgage pass-through securities and other U.S. Government Securities. The remainder of the Fund's assets (up to 35%) may be invested in other U.S. Government Securities, including mortgage pass-through securities, other securities representing an interest in or collateralized by adjustable rate and fixed rate mortgage loans ("Mortgage-Backed Securities") and repurchase agreements collateralized by U.S. Government Securities. Substantially all of the Fund's assets will be invested in U.S. Government Securities. 100% of the Fund's portfolio will be invested in U.S. dollar-denominated securities.

  CREDIT QUALITY. The Fund invests in U.S. Government Securities and repurchase agreements collateralized by such securities.

  OTHER. The Fund may employ certain active management techniques to manage the duration and term structure of the Fund and to seek to enhance returns. These techniques include, but are not limited to, the use of financial futures contracts, option contracts (including options on futures), mortgage and interest rate swaps and interest rate floors, caps and collars. The Fund may also employ other investment techniques to seek to enhance returns, such as lending portfolio securities and entering into mortgage dollar rolls, repurchase agreements and other investment practices described under "Investment Techniques."

 SHORT DURATION GOVERNMENT FUND


  OBJECTIVE. The Fund's investment objective is to provide a high level of current income. Secondarily, the Fund may, in seeking current income, also consider the potential for capital appreciation.

  DURATION. Under normal interest rate conditions, the Fund's duration is expected to be equal to that of the Fund's benchmark, the two-year U.S. Treasury security, plus or minus .5 years. In addition, under normal interest rate conditions, the Fund's maximum duration will not exceed three years. The approximate interest rate sensitivity of the Fund is comparable to a two-year bond.

  INVESTMENT SECTOR. The Fund invests, under normal market conditions, at least 65% of its total assets in U.S. Government Securities and in repurchase agreements collateralized by such securities. Substantially all of the Fund's assets will be invested in U.S. Government Securities. 100% of the Fund's portfolio will be invested in U.S. dollar-denominated securities.

  CREDIT QUALITY. The Fund invests in U.S. Government Securities and repurchase agreements collateralized by such securities.

  OTHER. The Fund may employ certain active management techniques to manage the duration and term structure of the Fund and to seek to enhance returns. These techniques include, but are not limited to, the use of financial futures contracts, option contracts (including options on futures), mortgage and interest rate swaps and interest rate floors, caps and collars. The Fund may also employ other investment techniques to seek to enhance returns, such as lending portfolio securities and entering into mortgage dollar rolls, repurchase agreements and other investment practices described under "Investment Techniques."

 SHORT DURATION TAX-FREE FUND


  OBJECTIVE. The Fund's investment objective is to provide investors with a high level of current income, consistent with relatively low volatility of principal, that is exempt from regular federal income tax.

  DURATION. Under normal interest rate conditions, the Fund's duration is expected to be equal to that of the Fund's benchmark, the Lehman Brothers three-year Municipal Bond Index, plus or minus .5 years. In addition, under normal interest rate conditions, the Fund's maximum duration will not exceed four years. The approximate interest rate sensitivity of the Fund is comparable to a three-year bond.

  INVESTMENT SECTOR. The Fund invests, under normal conditions, at least 80% of its net assets in fixed-income securities issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and the political subdivisions, agencies and instrumentalities thereof ("Municipal

Securities"), the interest on which is exempt from regular federal income tax (i.e., excluded from gross income for federal income tax purposes), and is not a tax preference item under the federal alternative minimum tax. Under normal circumstances, the Fund's investments in private activity bonds and taxable investments will not exceed, in the aggregate, 20% of the Fund's net assets. The interest from certain private activity bonds (including the Fund's distributions of such interest) may be a preference item for purposes of the federal alternative minimum tax. 100% of the Fund's portfolio will be invested in U.S. dollar-denominated securities.

  CREDIT QUALITY. The Municipal Securities in which the Fund invests will be rated, at the time of investment, at least BBB by S&P or Baa by Moody's. Municipal Securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers' capability to pay interest and repay principal. The credit rating assigned to Municipal Securities by these rating organizations or by the Investment Adviser may reflect the existence of guarantees, letters of credit or other credit enhancement features available to the issuers or holders of such Municipal Securities.

  OTHER. The Fund may employ certain active management techniques to manage the duration and term structure of the Fund and to seek to enhance returns. These techniques include, but are not limited to, the use of financial futures contracts, option contracts (including options on futures), interest rate swaps, floors, caps and collars. The Fund may also employ other investment techniques to seek to enhance returns, such as lending portfolio securities and entering into repurchase agreements and other investment practices described under "Investment Techniques."

  While the Fund, under normal market conditions, invests substantially all of its assets in Municipal Securities, the recognition of certain accrued market discount income (if the Fund acquires Municipal Securities or other obligations at a market discount), income from investments other than Municipal Securities and any capital gains generated from the disposition of investments, will result in taxable income. In addition to federal income tax, shareholders may be subject to state, local or foreign taxes on distributions of such income received from the Fund. See "Description of Securities."

 GOVERNMENT INCOME FUND

  OBJECTIVE. The Fund's investment objective is to provide investors with a high level of current income, consistent with safety of principal.

  DURATION. Under normal interest rate conditions, the Fund's duration is expected to be equal to that of the Fund's benchmark, the Lehman Brothers Mutual Fund Government/Mortgage Index, plus or minus one year. In addition, under normal interest rate conditions, the Fund's maximum duration will not exceed six years. The approximate interest rate sensitivity of the Fund is comparable to a five-year bond.

  INVESTMENT SECTOR. The Fund invests, under normal circumstances, at least 65% of its total assets in U.S. Government Securities and in repurchase agreements collateralized by such securities. The remainder of the Fund's assets may be invested in non-government securities such as privately issued Mortgage-Backed Securities, Asset-Backed Securities and corporate securities. 100% of the Fund's portfolio will be invested in U.S. dollar-denominated securities.

  CREDIT QUALITY. The Fund's non-U.S. Government Securities will be rated, at the time of investment, AAA by S&P or Aaa by Moody's.

  OTHER. The Fund may employ certain active management techniques to manage the duration and term structure of the Fund and to seek to enhance returns. These techniques include, but are not limited to, the use of financial futures contracts, option contracts (including options on futures), mortgage and interest rate swaps and interest rate floors, caps and collars. The Fund may also employ other investment techniques to seek to enhance returns, such as lending portfolio securities and entering into mortgage dollar rolls, repurchase agreements and other investment practices described under "Investment Techniques."

 MUNICIPAL INCOME FUND

  OBJECTIVE. The Fund's investment objective is to provide investors with a high level of current income that is exempt from regular federal income tax, consistent with preservation of capital.

  DURATION. Under normal interest rate conditions, the Fund's duration is expected to be equal to that of the Fund's benchmark, the Lehman Brothers fifteen-year Municipal Bond Index, plus or minus one year. In addition, under normal interest rate conditions, the Fund's maximum duration will not exceed twelve years. The approximate interest rate sensitivity of the Fund is comparable to a fifteen-year bond.

  INVESTMENT SECTOR. The Fund invests, under normal circumstances, at least 80% of its net assets in Municipal Securities, the interest on which is exempt from regular federal income tax (i.e., excluded from gross income for federal income tax purposes). The Fund may invest up to 100% of its net assets in private activity bonds, the interest from certain of which (including the Fund's distributions of such interest) may be a preference item for purposes of the federal alternative minimum tax. 100% of the Fund's portfolio will be invested in U.S. dollar-denominated securities.

  CREDIT QUALITY. Under normal market conditions, the weighted average credit quality of the Fund's portfolio will be equivalent to that of securities rated AA by S&P or Aa by Moody's. All securities purchased by the Fund will be rated, at the time of investment, at least BBB by S&P or Baa by Moody's. Fixed-income securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers' capability to pay interest and repay principal. The credit rating assigned to Municipal Securities by these rating organizations or by the Investment Adviser may reflect the existence of guarantees, letters of credit or other credit enhancement features available to the issuers or holders of such Municipal Securities.

  OTHER. The Fund may employ certain active management techniques to manage the duration and term structure of the Fund and to seek to enhance returns. These techniques include, but are not limited to, the use of financial futures contracts, option contracts (including options on futures), interest rate swaps, interest rate floors, caps and collars. The Fund may also employ other investment techniques to seek to enhance returns, such as lending portfolio securities and entering into repurchase agreements and other investment practices described under "Investment Techniques."

  While the Fund, under normal market conditions, invests substantially all of its assets in Municipal Securities, the recognition of certain accrued market discount income (if the Fund acquires Municipal Securities or other obligations at a market discount), income from investments other than Municipal Securities and any capital gains generated from the disposition of investments, will result in taxable income. In addition to federal income tax, shareholders may be subject to state, local or foreign taxes on distributions of such income received from the Fund. See "Description of Securities."

 CORE FIXED INCOME FUND


  OBJECTIVE. The Fund's investment objective is to provide investors with a total return consisting of capital appreciation and income that exceeds the total return of the Lehman Brothers Aggregate Bond Index (the "Index").

  DURATION. Under normal interest rate conditions, the Fund's duration is expected to be equal to that of the Fund's benchmark, the Lehman Brothers Aggregate Bond Index, plus or minus one year. In addition, under normal interest rate conditions, the Fund's maximum duration will not exceed six years. The approximate interest rate sensitivity of the Fund is comparable to a five-year bond.

  INVESTMENT SECTOR. The Fund invests, under normal circumstances, at least 65% of its total assets in fixed-income securities, including U.S. Government Securities, corporate debt securities, Mortgage-Backed Securities, and Asset-Backed Securities. The Fund may invest up to 25% of its total assets in obligations of domestic and foreign issuers which are denominated in currencies other than the U.S. dollar, 10% of which may be invested in issuers in countries with emerging markets and economies. A number of investment strategies will be used to achieve the Fund's investment objective, including market sector selection, determination of yield curve exposure, and issuer selection. In addition, the Investment Adviser will attempt to take advantage of pricing inefficiencies in the fixed-income markets.

  The Index currently includes U.S. Government Securities and fixed-rate, publicly issued, U.S. dollar-denominated fixed-income securities rated at least BBB or Baa or in their equivalent ratings category by S&P or Moody's. The securities currently included in the Index have at least one year remaining to maturity; have an outstanding principal amount of at least $100 million; and are issued by the following types of issuers, with each category receiving a different weighting in the Index: U.S. Treasury; agencies, authorities or instrumentalities of the U.S. government; issuers of Mortgage-Backed Securities; utilities; industrial issuers; financial institutions; foreign issuers; and issuers of Asset-Backed Securities. The Index is a trademark of Lehman Brothers. Inclusion of a security in the Index does not imply an opinion by Lehman Brothers as to its attractiveness or appropriateness for investment. Although Lehman Brothers obtains factual information used in connection with the Index from sources which it considers reliable, Lehman Brothers claims no responsibility for the accuracy, completeness or timeliness of such information and has no liability to any person for any loss arising from results obtained from the use of the Index data.

  CREDIT QUALITY. All U.S. dollar-denominated fixed-income securities purchased by the Fund will be rated, at the time of investment, at least BBB by S&P or Baa by Moody's. The non-U.S. dollar-denominated fixed-income securities in which the Fund may invest will be rated, at the time of investment, at least AA by S&P or Aa by Moody's. Fixed-income securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers' capability to pay interest and repay principal.

  OTHER. The Fund may employ certain active management techniques to manage the duration and term structure of the Fund, to seek to hedge its exposure to foreign currencies and to seek to enhance returns. These techniques include, but are not limited to, the use of financial futures contracts, option contracts (including options on futures), forward foreign currency exchange contracts, currency options and futures, currency, mortgage and interest rate swaps and interest rate floors, caps and collars. Currency and interest rate management techniques involve risks different from those associated with investing solely in U.S. dollar-denominated fixed-income securities of U.S. issuers. It is expected that the Fund will use certain currency techniques to seek to hedge against currency exchange rate fluctuations or to seek to increase total return. The Fund may invest in custodial receipts, Municipal Securities and convertible securities. The Fund may also employ other investment techniques to seek to enhance returns, such as lending portfolio securities and entering into mortgage dollar rolls, repurchase agreements and other investment practices, described under "Investment Techniques."

 GLOBAL INCOME FUND


  OBJECTIVE. The Fund's investment objective is to provide investors with a high total return, emphasizing current income, and, to a lesser extent, providing opportunities for capital appreciation.

  DURATION. Under normal interest rate conditions, the Fund's duration is expected to be equal to that of the Fund's benchmark, the J.P. Morgan Global Government Bond Index (hedged), plus or minus 2.5 years. In addition, under normal interest rate conditions, the Fund's maximum duration will not exceed
7.5 years. The approximate interest rate sensitivity of the Fund is comparable to a six-year bond.

  INVESTMENT SECTOR. The Fund invests primarily in a portfolio of high quality fixed-income securities of U.S. and foreign issuers and enters into transactions in foreign currencies. Under normal market conditions, the Fund will (i) have at least 30% of its total assets, after considering the effect of currency positions, denominated in U.S. dollars and (ii) invest in securities of issuers in at least three countries. The Fund may also invest up to 10% of its total assets in issuers in countries with emerging markets and economies. The Fund seeks to meet its investment objective by pursuing investment opportunities in foreign and domestic fixed-income securities markets and by engaging in currency transactions to seek to enhance returns and to seek to hedge its portfolio against currency exchange rate fluctuations.

  The fixed-income securities in which the Fund may invest include: (i) U.S. Government Securities and custodial receipts therefor; (ii) securities issued or guaranteed by a foreign government or any of its political subdivisions, authorities, agencies, instrumentalities or by supranational entities (i.e., international organizations designated or supported by governmental entities to promote economic reconstruction or development, such as the World Bank);
(iii) corporate debt securities; (iv) certificates of deposit and bankers' acceptances issued or guaranteed by, or time deposits maintained at, U.S. or foreign banks (and their branches wherever located) having total assets of more than $1 billion; (v) commercial paper and (vi) Mortgage-Backed and Asset-Backed Securities.

  CREDIT QUALITY. All securities purchased by the Fund will be rated, at the time of investment, at least AA by S&P or Aa by Moody's. However, the Fund may also invest in obligations of a sovereign issuer, denominated in the issuer's own currency, rated at least A by S&P or Moody's. The Fund will invest at least 50% of its total assets in securities rated, at the time of investment, AAA by S&P or Aaa by Moody's.

  OTHER. The Fund may employ certain active management techniques to manage the duration and term structure of the Fund, to seek to hedge its exposure to foreign currencies and to seek to enhance returns. These techniques include, but are not limited to, the use of financial futures contracts, option contracts (including options on futures), forward foreign currency exchange contracts, currency options and futures, currency, mortgage and interest rate swaps and interest rate floors, caps and collars. Currency and interest rate management techniques involve risks different from those associated with investing solely in U.S. dollar-denominated fixed-income securities of U.S. issuers. It is expected that the Fund will use certain currency techniques to seek to hedge against currency exchange rate fluctuations or to seek to increase total return. While the Fund will have both long and short currency positions, its net long and short foreign currency exposure will not exceed the value of the Fund's total assets. To the extent that the Fund is fully invested in foreign securities while also maintaining currency positions, it may be exposed to greater combined risk. The Fund's net currency positions may expose it to risks independent of its securities positions. The Fund may also employ other investment techniques to seek to enhance returns, such as lending portfolio securities and entering into mortgage dollar rolls, repurchase agreements and other investment practices described under "Investment Techniques."

  The Fund may invest more than 25% of its total assets in the securities of corporate and governmental issuers located in each of Canada, Germany, Japan, and the United Kingdom as well as in the securities of U.S. issuers. Concentration of the Fund's investments in such issuers will subject the Fund, to a greater extent than if investment was more limited, to the risks of adverse securities markets, exchange rates and social, political or economic events which may occur in those countries. With respect to other countries, not more than 25% of the Fund's total assets will be invested in securities of issuers in any other foreign country.

 HIGH YIELD FUND


  OBJECTIVE. The Fund's investment objective is to provide investors with a high level of current income. Secondarily, the Fund may, in seeking current income, also consider the potential for capital appreciation.

  DURATION. Under normal interest rate conditions, the Fund's duration is expected to be equal to that of the Fund's benchmark, the Lehman Brothers High Yield Bond Index, plus or minus 2.5 years. In addition, under normal interest rate conditions, the Fund's maximum duration will not exceed 7.5 years. The approximate interest rate sensitivity of the Fund is comparable to a 6-year bond.

  INVESTMENT SECTOR. The Fund invests, under normal circumstances, at least 65% of its total assets in high yield, fixed-income securities rated, at the time of investment, below investment grade. Non-investment grade securities are securities rated BB or below by S&P, Ba or below by Moody's, an equivalent rating by another rating organization, or if unrated by a rating organization, determined by the Investment Adviser to be of comparable quality. The Fund may invest in all types of fixed-income securities, including senior and subordinated corporate debt obligations (such as bonds, debentures, notes and commercial paper), convertible and non-convertible corporate debt obligations, and preferred stock. The Fund may invest up to 25% of its total assets in obligations of domestic and foreign issuers (including securities of issuers located in countries with emerging markets and economies) which are denominated in currencies other than the U.S. dollar. Under normal market conditions, the Fund may invest up to 35% of its total assets in investment grade fixed-income securities, including U.S. Government Securities, Asset-Backed and Mortgage-Backed Securities and corporate securities. The Fund may also invest in common stocks, warrants, rights and other equity securities, but will generally hold such equity investments only when debt or preferred stock of the issuer of such equity securities is held by the Fund. A number of investment strategies are used to seek to achieve the Fund's investment objective, including market sector selection, determination of yield curve exposure, and issuer selection. In addition, the Investment Adviser will attempt to take advantage of pricing inefficiencies in the fixed-income markets.

  CREDIT QUALITY. The Fund invests primarily in high yield, fixed income securities rated below investment grade. Non-investment grade securities (commonly known as "junk bonds") tend to offer higher yields than higher rated securities with similar maturities. Non-investment grade securities are, however, considered speculative and generally involve greater price volatility and greater risk of loss of principal and interest than higher rated securities. See "Description of Securities." A description of the corporate bond and preferred stock ratings is contained in Appendix B to the Additional Statement.

  OTHER. The Fund may employ certain active management techniques to manage the duration and term structure of the Fund, to seek to hedge its exposure to foreign securities and to seek to enhance returns. These techniques include, but are not limited to, the use of financial futures contracts, option contracts (including options on futures), forward foreign currency exchange contracts, currency options and futures, currency, mortgage and interest rate swaps, and interest rate floors, caps and collars. Currency and interest rate management techniques involve risks different from those associated with investing solely in U.S. dollar-denominated fixed-income securities of U.S. issuers. It is expected that the Fund will use currency techniques to seek to hedge against currency exchange rate fluctuations or to seek to increase total return. The Fund may also employ other investment techniques to seek to enhance returns, such as lending portfolio securities and entering into repurchase agreements and other investment practices described under "Investment Techniques."


                           DESCRIPTION OF SECURITIES


U.S. GOVERNMENT SECURITIES

  Each Fund may invest in U.S. Government Securities. Generally, these securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises which are supported by (a) the full faith and credit of the U.S. Treasury (such as the Government National Mortgage Association ("Ginnie Mae")), (b) the right of the issuer to borrow from the U.S. Treasury (such as securities of the Student Loan Marketing Association), (c) the discretionary authority of the U.S. government to purchase certain obligations of the issuer (such as the Federal National Mortgage Association ("Fannie Mae") and Federal Home Loan Mortgage Corporation ("Freddie Mac")), or (d) only the credit of the issuer. No assurance can be given that the U.S. government will provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises in the future.

  U.S. Government Securities also include Treasury receipts, zero coupon bonds and other stripped U.S. Government Securities, where the interest and principal components of stripped U.S. Government Securities are traded independently. The most widely recognized program is the Separate Trading of Registered Interest and Principal of Securities Program.

MORTGAGE-BACKED SECURITIES

  CHARACTERISTICS OF MORTGAGE-BACKED SECURITIES. Mortgage-Backed Securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Mortgagors can generally prepay interest or principal on their mortgage whenever they choose. Therefore, Mortgage-Backed Securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of principal prepayments on the underlying loans. This can result in significantly greater price and yield volatility than is the case with traditional fixed-income securities. During periods of declining interest rates, prepayments can be expected to accelerate, and thus impair a Fund's ability to reinvest the returns of principal at comparable yields. Conversely, in a rising interest rate environment, a declining prepayment rate will extend the average life of many Mortgage-Backed Securities and prevent a Fund from taking advantage of such higher yields.

  FIXED RATE MORTGAGE LOANS. Generally, fixed-rate mortgage loans pay interest at fixed annual rates and have original terms to maturity ranging from 5 to 40 years. Fixed-rate mortgage loans typically provide for monthly payments of principal and interest in substantially equal installments for the term of the mortgage note in sufficient amounts to fully amortize principal by maturity, although certain fixed-rate mortgage loans provide for a large final "balloon" payment upon maturity.

  ADJUSTABLE RATE MORTGAGE LOANS ("ARMS"). The Adjustable Rate Government Fund will primarily, and the Short Duration Government, Government Income, Core Fixed Income, Global Income and High Yield Funds may, invest in ARMs, which are pass-through mortgage securities collateralized by mortgages with adjustable rather than fixed coupon rates. ARMs generally provide for a fixed initial mortgage interest rate for a set period. Thereafter, the interest rates are subject to periodic adjustments based on changes to a designated benchmark index.

  ARMs allow a Fund to participate in increases in interest rates through periodic increases in the securities' coupon rates. During periods of declining interest rates, coupon rates may readjust downward resulting in lower yields to a Fund. Therefore, the value of an ARM is unlikely to rise during periods of declining interest rates to the same extent as fixed-rate securities. Interest rate declines may result in accelerated prepayment of mortgages with the result that proceeds from prepayments will be reinvested at lower interest rates. During periods of rising interest rates, changes in the coupon rate will lag behind changes in the market rate. ARMs are also typically subject to maximum increases and decreases in the interest rate adjustment which can be made on any one adjustment date, in any one year, or during the life of the security. In the event of dramatic increases or decreases in prevailing market interest rates, the value of a Fund's investments in ARMs may fluctuate more substantially since these limits may prevent the security from fully adjusting its interest rate to the prevailing market rates.

  U.S. GOVERNMENT GUARANTEED MORTGAGE-BACKED SECURITIES. Certain Mortgage-Backed Securities are issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises. Such issuers include, but are not limited to, Ginnie Mae, Fannie Mae and Freddie Mac. See "U.S. Government Securities."

  PRIVATELY ISSUED MORTGAGE-BACKED SECURITIES. The Government Income, Core Fixed Income, Global Income and High Yield Funds may invest in Mortgage-Backed Securities issued or sponsored by non-governmental entities. Privately issued Mortgage-Backed Securities are generally backed by pools of conventional (i.e., non-government guaranteed or insured) mortgage loans. Since such Mortgage-Backed Securities normally are not guaranteed by an entity having the credit standing of Ginnie Mae, Fannie Mae or Freddie Mac, in order to receive a high quality rating from the rating organizations (i.e., S&P or Moody's), they normally are structured with one or more types of "credit enhancement."

  MULTIPLE CLASS MORTGAGE-BACKED SECURITIES AND COLLATERALIZED MORTGAGE OBLIGATIONS. The Adjustable Rate Government, Short Duration Government, Government Income, Core Fixed Income, Global Income and High Yield Funds may also invest in multiple class securities, including collateralized mortgage obligations ("CMOs") and Real Estate Mortgage Investment Conduit ("REMIC") pass-through or participation certificates. CMOs provide an investor with a specified interest in the cash flow from a pool of underlying mortgages or of other Mortgage-Backed Securities. CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final scheduled distribution date. In most cases, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full. A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended (the "Code"), and invests in certain mortgages principally secured by interests in real property and other permitted investments. The Funds do not intend to purchase residual interests in REMICs.

  STRIPPED MORTGAGE-BACKED SECURITIES. The Adjustable Rate Government, Short Duration Government, Government Income, Core Fixed Income, Global Income and High Yield Funds may invest in Stripped Mortgage-Backed Securities ("SMBS"), which are derivative multiple class Mortgage-Backed Securities.

SMBS are usually structured with two different classes; one that receives 100% of the interest payments and the other that receives 100% of the principal payments from a pool of mortgage loans. If the underlying mortgage loans experience different than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest from mortgage loans are generally higher than prevailing market yields on other Mortgage-Backed Securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

ASSET-BACKED SECURITIES

  The Government Income, Core Fixed Income, Global Income and High Yield Funds may invest in Asset-Backed Securities. The principal and interest payments on Asset-Backed Securities are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Such asset pools are securitized through the use of special purpose trusts or corporations. Principal and interest payments may be credit enhanced by a letter of credit, a pool insurance policy or a senior/subordinated structure.

MUNICIPAL SECURITIES

  GENERAL. Municipal Securities in which the Short Duration Tax-Free and Municipal Income Funds and, to a limited extent, the Core Fixed Income and High Yield Funds, invest consist of bonds, notes, commercial paper and other instruments (including participation interests in such securities) issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies or instrumentalities, the interest on which, in the opinion of bond counsel for the issuers or counsel selected by the Investment Adviser, is exempt from regular federal income tax (i.e., excluded from gross income for federal income tax purposes but not necessarily exempt from federal alternative minimum tax or from state or local taxes). Such securities may pay fixed, variable or floating rates of interest. Municipal Securities are often issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to lend to other public institutions and facilities.

  PRIVATE ACTIVITY BONDS. Municipal Securities also include "private activity bonds" or industrial development bonds, which are issued by or on behalf of public authorities to obtain funds for such projects as privately-operated housing facilities, airport, mass transit or port facilities and sewage disposal. In addition, proceeds of certain industrial development bonds are used for constructing, equipping, repairing or improving privately operated industrial or commercial facilities. The Short Duration Tax-Free and Municipal Income Funds distributions attributable to the interest income from private activity bonds may subject certain investors to the federal alternative minimum tax.

  MUNICIPAL LEASES AND CERTIFICATES OF PARTICIPATION. A municipal lease is an obligation in the form of a lease or installment purchase which is issued by a state or local government to acquire equipment and facilities. Certificates of participation represent undivided interests in municipal leases, installment purchase agreements or other instruments. The primary risk associated with municipal lease obligations and certificates of participation is that the governmental lessee will fail to appropriate funds to enable it to meet its payment obligations under the lease. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovering or the failure to fully recover the Fund's original investment. To the extent that a Fund invests in unrated municipal leases or participates in such leases, the Trustees will monitor on an ongoing basis the credit quality rating and risk of cancellation of such unrated leases. Certain municipal lease obligations and certificates of participation may be deemed illiquid for the purpose of a Fund's limitation on investments in illiquid securities.

  PRE-REFUNDED MUNICIPAL SECURITIES. The interest and principal payments on pre-refunded Municipal Securities are typically paid from the cash flow generated from an escrow fund consisting of U.S. Government Securities. These payments have been "pre-refunded" using the escrow fund.

  INSURED SECURITIES. "Insured" Municipal Securities are those for which scheduled payments of interest and principal are guaranteed by a private (non-governmental) insurance company. The insurance entitles a Fund to receive only the face or par value of the securities held by the Fund. The insurance does not guarantee the market value of the Municipal Securities or the net asset value of a Fund's shares.

  AUCTION RATE SECURITIES. Auction rate Municipal Securities permit the holder to sell the securities in an auction at par value at specified intervals. The dividend or interest is typically reset by "Dutch" auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is the risk that an auction will fail due to insufficient demand for the securities. A Fund will take the time remaining until the next scheduled auction date into account for purposes of determining the securities' duration.

CORPORATE DEBT OBLIGATIONS

  The Government Income, Core Fixed Income, Global Income and High Yield Funds may invest in corporate debt obligations. In addition to obligations of corporations, corporate debt obligations include securities issued by banks and other financial institutions. Corporate debt obligations are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations.

CONVERTIBLE SECURITIES

  The Core Fixed Income and High Yield Funds may invest in convertible securities, including debt obligations, and for High Yield Fund preferred stock, of an issuer convertible at a stated exchange rate into common stock of the issuer. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities in which a Fund invests are subject to the same rating criteria as its other investments in fixed-income securities.

PREFERRED STOCK, WARRANTS AND RIGHTS

  The High Yield Fund may invest in preferred stock, warrants and rights. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer's earnings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default (such as a covenant default or filing of a bankruptcy petition) or other non-compliance by the issuer with the terms of the preferred stock. Often, however, on the occurrence of any such event of default or non-compliance by the issuer, preferred stockholders will be entitled to gain representation on the issuer's board of directors or increase their existing board representation. In addition, preferred stockholders may be granted voting rights with respect to certain issues on the occurrence of any event of default.

  Warrants and other rights are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

FOREIGN INVESTMENTS

  FOREIGN SECURITIES. The Global Income Fund will, and the Core Fixed Income and High Yield Funds may, invest in fixed-income securities of foreign issuers denominated in any currency. However, the Core Fixed Income and High Yield Funds will limit their investments in non-U.S. dollar-denominated fixed-income securities to 25% of their total assets. This may offer potential benefits that are not available from investing exclusively in U.S. dollar-denominated domestic issues. Foreign countries may have economic policies or business cycles different from those of the U.S. and markets for foreign fixed-income securities do not necessarily move in a manner parallel to U.S. markets.

  Investing in the securities of foreign issuers involves risks that are not typically associated with investing in fixed-income securities of domestic issuers quoted in U.S. dollars. Such investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. In addition, if the currency in which a Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have on occasion been unable to keep pace with the volume of securities transactions, making it more difficult to conduct such transactions.

  The Core Fixed Income, Global Income and High Yield Funds may invest in an issuer domiciled in one country yet issuing the security in the currency of another country. The Funds may also invest in debt securities denominated in the European Currency Unit ("ECU"), which is a "basket" consisting of specified amounts in the currencies of certain of the twelve member states of the European Community. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Community from time to time to reflect changes in relative values of the underlying currencies. In addition, the Funds may invest in securities denominated in other currency "baskets."

  Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the U.S. Foreign securities markets may have substantially less volume than U.S. securities markets and securities of many foreign issuers may be less liquid and more volatile than securities of comparable domestic issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases capital gains), limitations on the removal of funds or other assets of a Fund, political or social instability or diplomatic developments which could affect investments in those countries.

  FOREIGN GOVERNMENT SECURITIES. The Core Fixed Income, Global Income and High Yield Funds may invest in debt obligations of foreign governments and governmental agencies, including those of emerging countries. Investment in sovereign debt obligations involves special risks not present in debt obligations of corporate issuers. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Fund may have limited recourse in the event of a default. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt, and in turn a Fund's net asset value, to a greater extent than the volatility inherent in debt obligations of U.S. issuers. A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward international lenders and the political constraints to which a sovereign debtor may be subject.

  EMERGING MARKETS. The Core Fixed Income and Global Income Funds may invest up to 10% and the High Yield Fund may invest up to 25% of their total assets in securities of issuers located in countries with emerging economies or securities markets ("emerging markets"). Political and economic structures in many emerging markets may be undergoing significant evolution and rapid development, and emerging markets may lack the social, political and economic stability characteristic of more developed countries. As a result, the risks relating to investments in foreign securities described above, including the possibility of nationalization, expropriation and confiscatory taxation, may be heightened. In addition, unanticipated political and social developments may affect the value of the Fund's investments in emerging markets and the availability to the Fund of additional investments in such countries. The small size and inexperience of the securities markets in certain emerging markets and the limited volume of trading in securities in those countries may make the Fund's investments in such countries less liquid and more volatile than investments in countries with more developed securities markets (such as the U.S., Japan and most Western European countries). See the Additional Statement for further information regarding a Fund's investments in emerging markets.

  FOREIGN CURRENCY TRANSACTIONS. Because investment in foreign issuers by the Core Fixed Income, Global Income and High Yield Funds will usually involve currencies of foreign countries, and because the Funds may have currency exposure independent of their securities positions, the value of the assets of a Fund as measured in U.S. dollars will be affected by changes in foreign currency exchange rates. A Fund may, to the extent it invests in foreign securities, purchase or sell forward foreign currency exchange contracts for hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange rates. A Fund also may enter into such contracts to seek to increase total return when the Investment Adviser anticipates that the foreign currency will appreciate or depreciate in value, but securities denominated or quoted in that currency do not present attractive investment opportunities and are not held in the Fund's portfolio. When entered into to seek to increase total return, forward foreign currency exchange contracts are considered speculative. The Funds may also engage in cross-hedging by using forward contracts in a currency different from that in which the hedged security is denominated or quoted if the Investment Adviser determines that there is a pattern of correlation between the two currencies. If a Fund enters into a forward foreign currency exchange contract to buy foreign currency for any purpose or to sell foreign currency to seek to increase total return, the Fund will be required to place cash or liquid assets in a segregated account with the Fund's custodian in an amount equal to the value of the Fund's total assets committed to the consummation of the forward contract. A Fund will incur costs in connection with conversions between various currencies. A Fund may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Investment Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relevant exchange rate.

  Currency exchange rates may fluctuate significantly over short periods of time causing, along with other factors, a Fund's net asset value to fluctuate. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the U.S. or abroad. To the extent that a substantial portion of a Fund's total assets, adjusted to reflect the Fund's net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries.

  The market in forward foreign currency exchange contracts, currency swaps and other privately negotiated currency instruments offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. Such contracts are subject to the risk that the counterparty to the contract will default on its obligations. Since these contracts are not guaranteed by an exchange or clearinghouse, a default on a contract would deprive a Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the Fund to cover its purchase or sale commitments, if any, at the current market price. A Fund will not enter into forward foreign currency exchange contracts, currency swaps or other privately negotiated currency instruments unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is considered to be investment grade by the Investment Adviser.

  The Core Fixed Income, Global Income and High Yield Fund's use of foreign currency management techniques in emerging markets may be limited. Due to the limited market for these instruments in emerging markets, the Investment Adviser does not currently anticipate that a significant portion of the Fund's currency exposure in emerging markets, if any, will be covered by such instruments. For a discussion of such instruments and the risks associated with their use, see "Investment Objectives and Policies" in the Additional Statement.

STRUCTURED SECURITIES

  The Core Fixed Income, Global Income and High Yield Funds may invest in structured securities. The value of the principal of and/or interest on such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, result in the loss of a Fund's investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may entail a greater degree of market risk than other types of fixed-income securities. Structured securities may also be more volatile, less liquid and more difficult to accurately price than less complex securities.

ZERO COUPON, DEFERRED INTEREST, PAY-IN-KIND AND CAPITAL APPRECIATION BONDS

  Each Fund may invest in zero coupon, deferred interest, and capital appreciation bonds. These are securities issued at a discount from their face value because interest payments are typically postponed until maturity. The amount of the discount rate varies depending on factors including the time remaining until maturity, prevailing interest rates, the security's liquidity and the issuer's credit quality. These securities also may take the form of debt securities that have been stripped of their interest payments. Each Fund may also invest in pay-in-kind securities which are securities that have interest payable by the delivery of additional securities. A portion of the discount with respect to stripped tax-exempt securities or their coupons may be taxable. The market prices of zero coupon, deferred interest, pay-in-kind and capital appreciation bonds generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality. A Fund's investments in zero coupon, deferred interest, pay-in-kind and capital appreciation bonds or stripped securities may require the Fund to sell certain of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements. See "Taxation" in the Additional Statement.


                                 RISK FACTORS


  INTEREST RATE RISK. When interest rates decline, the market value of fixed-income securities tends to increase. Conversely, when interest rates increase, the market value of fixed-income securities tends to decline. Volatility of a security's market value will differ depending upon the security's duration, the issuer and the type of instrument.

  DEFAULT RISK/CREDIT RISK. Investments in fixed-income securities are subject to the risk that the issuer could default on its obligations and a Fund could sustain losses on such investments. A default could impact both interest and principal payments.

  CALL RISK AND EXTENSION RISK. Fixed-income securities may be subject to both call risk and extension risk. Call risk (i.e., where the issuer exercises its right to pay principal on an obligation earlier than scheduled) causes cash flow to be returned earlier than expected. This typically results when interest rates have declined and a Fund will suffer from having to reinvest in lower yielding securities. Extension risk (i.e., where the issuer exercises its right to pay principal on an obligation later than scheduled) causes cash flows to be returned later than expected. This typically results when interest rates have increased and a Fund will suffer from the inability to invest in higher yielding securities. Certain types of U.S. Government, Asset-Backed, corporate, foreign, Mortgage-Backed and Municipal Securities have this call and/or extension risk.

  The investment characteristics of Mortgage-Backed Securities and Asset-Backed Securities differ from those of traditional fixed-income securities because they generally have both call risk (also known as prepayment risk) and extension risk. Homeowners have the option to prepay their mortgage. Therefore, the duration of a security backed by home mortgages can either shorten (call risk) or lengthen (extension risk). Investors are exposed to the fluctuating principal and interest payments associated with such securities. In general, if interest rates on new mortgage loans fall sufficiently below the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to increase. Conversely, if mortgage loan interest rates rise above the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to decrease.

  ARMs also have the risk of prepayments, which will have a greater impact on the Adjustable Rate Government Fund. The rate of principal prepayments with respect to ARMs has fluctuated in recent years. As with fixed-rate mortgage loans, ARMs may be subject to a greater rate of principal repayments in a declining interest rate environment. For example, if prevailing interest rates fall significantly, ARMs could be subject to higher prepayment rates (than if prevailing interest rates remain constant or increase) because the availability of low fixed-rate mortgages may encourage mortgagors to refinance their ARMs to "lock-in" a fixed-rate mortgage. Conversely, if prevailing interest rates rise significantly, ARMs may prepay slower. As with fixed-rate mortgages, ARM prepayment rates vary in both stable and changing interest rate environments. There are certain ARMs where the homeowner's payments do not fully cover interest, so the principal balance increases over time. These "negative amortizing" ARMs may be subject to greater default risk.

  DERIVATIVE MORTGAGE-BACKED SECURITIES. Because derivative Mortgage-Backed Securities (such as principal-only (POs), interest-only (IOs) or inverse floating rate securities) are more exposed to mortgage prepayments, they generally involve a greater amount of risk. Small changes in prepayments can significantly impact the cash flow and the market value of these securities. The risk of faster than anticipated prepayments generally adversely affects IOs, super floaters and premium priced Mortgage-Backed Securities. The risk of slower than anticipated prepayments generally adversely affects POs, floating-rate securities subject to interest rate caps, support tranches and discount priced Mortgage-Backed Securities. In addition, particular derivative securities may be leveraged such that their exposure (i.e., price sensitivity) to interest rate and/or prepayment risk is magnified.

  TAX RISK OF MUNICIPAL SECURITIES. Due to Municipal Securities' tax-exempt status, their yields and market values may be more adversely impacted by changes in tax rates and policies than taxable fixed-income securities. Because interest income from Municipal Securities is not subject to regular federal income taxation, the attractiveness of Municipal Securities in relation to other investment alternatives is affected by changes in federal income tax rates applicable to, or the continuing federal income tax-exempt status of, such interest income. Any proposed or actual changes in such rates or exempt status, therefore, can significantly affect the demand for and supply, liquidity and marketability of Municipal Securities, which could in turn affect a Fund's ability to acquire and dispose of Municipal Securities at desirable yield and price levels.

  RISKS OF INVESTING IN NON-INVESTMENT GRADE FIXED-INCOME SECURITIES. Non-investment grade fixed-income securities are considered predominantly speculative by traditional investment standards. In some cases, these obligations may be highly speculative and have poor prospects for reaching investment grade standing. Non-investment grade fixed-income securities and unrated securities of comparable credit quality (commonly known as "junk bonds") are subject to the increased risk of an issuer's inability to meet principal and interest obligations. These securities, also referred to as high yield securities, may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less secondary market liquidity.

  Non-investment grade fixed-income securities are often issued in connection with a corporate reorganization or restructuring or as part of a merger, acquisition, takeover or similar event. They are also issued by less established companies seeking to expand. Such issuers are often highly leveraged and generally less able than more established or less leveraged entities to make scheduled payments of principal and interest in the event of adverse developments or business conditions.

  The market value of non-investment grade fixed-income securities tends to reflect individual corporate developments to a greater extent than that of higher rated securities which react primarily to fluctuations in the general level of interest rates. As a result, a Fund's ability to achieve its investment objectives may depend to a greater extent on the Investment Adviser's judgment concerning the creditworthiness of issuers than funds which invest in higher-rated securities. Issuers of non-investment grade fixed-income securities may not be able to make use of more traditional methods of financing and their ability to service debt obligations may be more adversely affected than issuers of higher-rated securities by economic downturns, specific corporate developments or the issuer's inability to meet specific projected business forecasts. Negative publicity about the junk bond market and investor perceptions regarding lower rated securities, whether or not based on fundamental analysis, may depress the prices for such securities.

  A holder's risk of loss from default is significantly greater for non-investment grade fixed-income securities than is the case for holders of other debt securities because such non-investment grade securities are generally unsecured and are often subordinated to the rights of other creditors of the issuers of such securities. Investment by a Fund in defaulted securities poses additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by a Fund of its initial investment and any anticipated income or appreciation is uncertain.

  The secondary market for non-investment grade fixed-income securities is concentrated in relatively few market makers and is dominated by institutional investors, including mutual funds, insurance companies and other financial institutions. Accordingly, the secondary market for such securities is not as liquid as, and is more volatile than, the secondary market for higher-rated securities. In addition, market trading volume for high yield fixed-income securities is generally lower and the secondary market for such securities could contract under adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the market price and a Fund's ability to dispose of particular portfolio investments. A less liquid secondary market also may make it more difficult for a Fund to obtain precise valuations of the high yield securities in its portfolio.

  Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of non-investment grade securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the conditions of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in non-investment grade and comparable unrated obligations will be more dependent on the Investment Adviser's credit analysis than would be the case with investments in investment-grade debt obligations. The Investment Adviser employs its own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. The Investment Adviser continually monitors the investments in a Fund's portfolio and evaluates whether to dispose of or to retain non-investment grade and comparable unrated securities whose credit ratings or credit quality may have changed.

  OTHER RISKS. Floating-rate derivative debt securities present more complex types of interest rate risks. For example, range floaters are subject to the risk that the coupon will be reduced below market rates if a designated interest rate floats outside of a specified interest rate band or collar. Dual index or yield curve floaters are subject to lower prices in the event of an unfavorable change in the spread between two designated interest rates.

  Asset-Backed Securities present certain credit risks that are not presented by Mortgage-Backed Securities because Asset-Backed Securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. There is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities.

  FOREIGN RISKS. See "Foreign Securities" for a description of the risks of investing in foreign securities and currencies.


                             INVESTMENT TECHNIQUES

  MORTGAGE DOLLAR ROLLS. The Adjustable Rate Government, Short Duration Government, Government Income, Core Fixed Income and Global Income Funds may enter into mortgage "dollar rolls" in which a Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date for the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund. Successful use of mortgage dollar rolls depends upon the Investment Adviser's ability to predict correctly interest rates and mortgage prepayments. There is no assurance that mortgage dollar rolls can be successfully employed. The Fund will hold and maintain in a segregated account until the settlement date cash or liquid assets in an amount equal to the forward purchase price. For financial reporting and tax purposes, each Fund treats mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale. The Funds do not currently intend to enter into mortgage dollar rolls that are accounted for as a financing.

  OPTIONS ON SECURITIES AND SECURITIES INDICES. Each Fund may write (sell) covered call and put options and purchase put and call options on any securities in which it may invest or on any securities index composed of securities in which it may invest. The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of options to seek to increase total return involves the risk of loss if the Investment Adviser is incorrect in its expectation of fluctuations in securities prices or interest rates. The successful use of options for hedging purposes also depends in part on the ability of the Investment Adviser to manage future price fluctuations and the degree of correlation between the options and securities markets. If the Investment Adviser is incorrect in its expectation of changes in securities prices or determination of the correlation between the securities indices on which options are written and purchased and the securities in a Fund's investment portfolio, the investment performance of the Fund will be less favorable than it would have been in the absence of such options transactions. The writing of options could increase a Fund's portfolio turnover rate and, therefore, associated brokerage commissions or spreads.

  OPTIONS ON FOREIGN CURRENCIES. The Core Fixed Income, Global Income and High Yield Funds may, to the extent they invest in foreign securities, purchase and sell (write) put and call options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. In addition, the Core Fixed Income, Global Income and High Yield Funds may use options on currency to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates for a different currency, if there is a pattern of correlation between the two currencies. As with other kinds of option transactions, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received. If an option that a Fund has written is exercised, the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to a Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs. In addition to purchasing put and call options for hedging purposes, a Fund may purchase call or put options on currency to seek to increase total return when the Investment Adviser anticipates that the currency will appreciate or depreciate in value, but the securities quoted or denominated in that currency do not present attractive investment opportunities and are not held in the Fund's portfolio. When purchased or sold to seek to increase total return, options on currencies are considered speculative. Options on foreign currencies to be written or purchased by the Funds will be traded on U.S. and foreign exchanges or over-the-counter.

  FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. To seek to increase total return, to hedge against changes in interest rates or securities prices, or in the case of the Core Fixed Income, Global Income and High Yield Funds, currency exchange rates, a Fund may purchase and sell various kinds of futures contracts, and purchase and write call and put options on any of such futures contracts. Each Fund may also enter into closing purchase and sale transactions with respect to any such contracts and options. The futures contracts may be based on various securities (such as U.S. Government Securities), foreign currencies, in the case of the Core Fixed Income, Global Income and High Yield Funds, securities indices and other financial instruments and indices. A Fund will engage in futures and related options transactions for bona fide hedging purposes as defined in regulations of the Commodity Futures Trading Commission or to seek to increase total return to the extent permitted by such regulations. A Fund may not purchase or sell futures contracts or purchase or sell related options to seek to increase total return, except for closing purchase or sale transactions, if immediately thereafter the sum of the amount of initial margin deposits and premiums paid on a Fund's outstanding positions in futures and related options entered into for the purpose of seeking to increase total return would exceed 5% of the market value of a Fund's net assets. These transactions involve brokerage costs, require margin deposits and, in the case of contracts and options obligating a Fund to purchase securities or currencies, require the Fund to segregate and maintain cash or liquid assets with a value equal to the amount of the Fund's obligations.

  While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. See "Investment Techniques--Futures Contracts and Options on Futures Contracts" in the Additional Statement. Thus, while a Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance than if the Fund had not entered into any futures contracts or options transactions. Because perfect correlation between a futures position and portfolio position which is intended to be protected is impossible to achieve, the desired protection may not be obtained and a Fund may be exposed to risk of loss. The loss incurred by a Fund in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received. Futures markets are highly volatile and the use of futures may increase the volatility of a Fund's net asset value. The profitability of a Fund's trading in futures to seek to increase total return depends upon the ability of the Investment Adviser to correctly analyze the futures markets. In addition, because of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to a Fund. Further, futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.

  CURRENCY SWAPS. The Core Fixed Income, Global Income and High Yield Funds may enter into currency swaps for hedging purposes or to seek to increase total return. Currency swaps involve the exchange by a Fund with another party of their respective rights to make or receive payments in specified currencies. Currency swaps usually involve the delivery of a gross payment stream in one designated currency in exchange for the gross payment stream in another designated currency. Therefore, the entire payment stream under a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. A Fund will not enter into swap transactions unless the unsecured commercial paper, senior debt or claims-paying ability of the other party thereto is rated either AA or A-1 or better by S&P or Aa or P-1 or better by Moody's, or, if unrated by such rating organizations, determined to be of comparable quality by the Investment Adviser. The use of currency swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Adviser is incorrect in its forecasts of currency exchange rates, the investment performance of a Fund would be less favorable than it would have been if this investment technique were not used. The staff of the SEC currently take the position that swaps are illiquid and thus subject to a Fund's limitation on investments in illiquid securities.

  RISKS OF DERIVATIVE TRANSACTIONS. A Fund's transactions, if any, in options, futures, options on futures, swap transactions, interest rate caps, floors and collars, structured securities, inverse floating-rate securities and currency forward contracts involve certain risks, including a possible lack of correlation between changes in the value of hedging instruments and the portfolio assets being hedged, the potential illiquidity of the markets for derivative instruments, the risks arising from the margin requirements and related leverage factors associated with such transactions. The use of these management techniques to seek to increase total return may be regarded as a speculative practice and involves the risk of loss if the Investment Adviser is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices. A Fund's use of certain derivative transactions may be limited by the requirements of the Code for qualification as a regulated investment company.

  WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS. Each Fund may purchase when-issued securities. When-issued transactions arise when securities are purchased by a Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. Each Fund may also purchase securities on a forward commitment basis; that is, make contracts to purchase securities for a fixed price at a future date beyond the customary three-day settlement. A Fund is required to hold and maintain in a segregated account with the Fund's custodian until three days prior to settlement date, cash or liquid assets in an amount sufficient to meet the purchase price. Alternatively, each Fund may enter into offsetting contracts for the forward sale of other securities that it owns. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date. Although a Fund would generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, a Fund may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate to do so.

  ILLIQUID AND RESTRICTED SECURITIES. A Fund may not invest more than 15% of its net assets in illiquid investments, which includes securities (both foreign and domestic) that are not readily marketable, swap transactions, certain SMBS, certain municipal leases and participation interests, repurchase agreements maturing in more than seven days, time deposits with a notice or demand period of more than seven days and certain restricted securities, unless it is determined, based upon the continuing review of the trading markets for a specific restricted security, that such restricted security is eligible for resale under Rule 144A under the Securities Act of 1933 and, therefore, is liquid. The Trustees have adopted guidelines and delegated to the Investment Adviser the daily function of determining and monitoring the liquidity of portfolio securities. The Trustees, however, retain oversight focusing on factors such as valuation, liquidity and availability of information and are ultimately responsible for each determination. Investing in restricted securities eligible for resale pursuant to Rule 144A may decrease the liquidity in a Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

  REPURCHASE AGREEMENTS. Each Fund may enter into repurchase agreements with dealers in U.S. Government Securities and member banks of the Federal Reserve System which furnish collateral at least equal in value or market price to the amount of their repurchase obligation. The Core Fixed Income, Global Income and High Yield Funds may also enter into repurchase agreements involving certain foreign government securities. If the other party or "seller" defaults, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund in connection with the related repurchase agreement are less than the repurchase price. In addition, in the event of bankruptcy of the seller or failure of the seller to repurchase the securities as agreed, a Fund could suffer losses, including loss of interest on or principal of the security and costs associated with delay and enforcement of the repurchase agreement. The Trustees have reviewed and approved certain counterparties whom they believe to be creditworthy and have authorized the Funds to enter into repurchase agreements with such counterparties. In addition, each Fund, together with other registered investment companies having management agreements with the Investment Adviser, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

  TEMPORARY INVESTMENTS. Each Fund may, for temporary defensive purposes, invest up to 100% of its total assets in (a) U. S. Government Securities or
(b) repurchase agreements collateralized by U.S. Government Securities. The Short Duration Tax-Free and Municipal Income Funds may for temporary defensive purposes depart from their stated investment objectives and invest more than 20% of its net assets in taxable investments. The High Yield Fund may for temporary defensive purposes invest in investment grade securities.

MISCELLANEOUS TECHNIQUES

  In addition to the techniques and investments described above, each Fund may, with respect to no more than 5% of its net assets, engage in the following techniques and investments: (i) portfolio securities lending, (ii) mortgage swaps (other than Short Duration Tax-Free and Municipal Income Funds) and interest rate swaps, caps, floors and collars, (iii) inverse floating-rate securities, (iv) yield curve options, (v) other investment companies, (vi) custodial receipts and (vii) with respect to the Short Duration Tax-Free and Municipal Income Funds, tender option bonds and standby commitments. For more information, see the Additional Statement.

                            INVESTMENT RESTRICTIONS


  Each Fund is subject to certain investment restrictions that are described in detail under "Investment Restrictions" in the Additional Statement. Fundamental investment restrictions of a Fund cannot be changed without approval of a majority of the outstanding shares of that Fund. Each Fund's investment objectives and all policies not specifically designated as fundamental are non-fundamental and may be changed without shareholder approval. If there is a change in a Fund's investment objectives, shareholders should consider whether that Fund still remains an appropriate investment in light of their then current financial positions and needs.

  The Short Duration Tax-Free and Municipal Income Funds' policy to invest, under normal market conditions, at least 80% of its net assets in Municipal Securities, the interest on which is exempt from regular federal income tax, is fundamental and may not be changed without shareholder approval. For more information on a Fund's investment restrictions, an investor should obtain the Additional Statement.

  NON-DIVERSIFICATION STATUS. Since the Global Income Fund is "non-diversified" under the Act, it is subject only to certain federal tax diversification requirements. Under federal tax laws, the Global Income Fund may, with respect to 50% of its total assets, invest up to 25% of its total assets in the securities of any issuer (except that this limitation does not apply to U.S. Government Securities). With respect to the remaining 50% of the Fund's total assets, (1) the Fund may not invest more than 5% of its total assets in the securities of any one issuer (other than the U.S. government), and (2) the Fund may not acquire more than 10% of the outstanding voting securities of any one issuer. These tests apply at the end of each quarter of its taxable year and are subject to certain conditions and limitations under the Code. Since the Global Income Fund is not diversified under the Act, it will be more susceptible to adverse developments affecting any single issuer. The Adjustable Rate Government, Short Duration Government, Short Duration Tax-Free, Government Income, Municipal Income, Core Fixed Income and High Yield Funds are, in addition to these tax diversification requirements, also subject to the diversification requirements arising out of their diversified status under the Act.


                              PORTFOLIO TURNOVER


  Each Fund may engage in active short-term trading to benefit from yield disparities among different issues of securities or among the markets for fixed-income securities, or for other reasons. It is anticipated that the portfolio turnover rate of each Fund will vary from year to year. It is anticipated that the annual portfolio turnover rate for the High Yield Fund will generally not exceed 150%. The portfolio turnover rate is computed by dividing the lesser of the dollar amount of securities purchased or securities sold (excluding all securities whose maturities at acquisition are one year or less) by the average monthly value of such securities owned during the year. A 100% turnover rate would occur, for example, if all of the securities held by a Fund were sold and replaced within one year. The Investment Adviser will not consider the portfolio turnover rate a limiting factor in making investment decisions for a Fund consistent with the Fund's investment objectives and portfolio management policies. A high rate of portfolio turnover results in increased transaction costs to a Fund. The portfolio turnover rate includes the effect of entering into mortgage dollar rolls. See "Financial Highlights" for a statement of each Fund's historical portfolio turnover rates.

                                  MANAGEMENT


TRUSTEES AND OFFICERS

  The Trustees are responsible for deciding matters of general policy and reviewing the actions of the Investment Advisers, distributor and transfer agent. The officers of the Trust conduct and supervise each Fund's daily business operations. The Additional Statement contains information as to the identity of, and other information about, the Trustees and officers of the Trust.

INVESTMENT ADVISERS

  INVESTMENT ADVISERS. Goldman Sachs Funds Management, L.P., One New York Plaza, New York, New York 10004, a Delaware limited partnership, which is an affiliate of Goldman Sachs, serves as investment adviser to the Short Duration Government and Adjustable Rate Government Funds. Goldman Sachs Funds Management, L.P. registered as an investment adviser in 1990. Goldman Sachs Asset Management, One New York Plaza, New York, New York 10004, a separate operating division of Goldman Sachs, serves as the investment adviser to the Short Duration Tax-Free, Government Income, Municipal Income, Core Fixed Income and High Yield Funds. Goldman Sachs registered as an investment adviser in 1981. Goldman Sachs Asset Management International, 133 Peterborough Court, London EC4A 2BB, England, an affiliate of Goldman Sachs, serves as investment adviser to the Global Income Fund. Goldman Sachs Asset Management International became a member of the Investment Management Regulatory Organization Limited in 1990 and registered as an investment adviser in 1991.
As of     , 1997, GSAM, GSFM and GSAMI, together with their affiliates, acted as investment adviser, administrator or distributor for assets in excess of
$      billion.

  Under a Management Agreement with each Fund, the applicable Investment Adviser, subject to the general supervision of the Trustees, provides day-to-day advice as to the Fund's portfolio transactions. Goldman Sachs has agreed to permit the Trust to use the name "Goldman Sachs" or a derivative thereof as part of each Fund's name for as long as a Fund's Management Agreement is in effect.

  In performing its investment advisory services, each Investment Adviser, while remaining ultimately responsible for the management of the Funds, is able to draw upon the research and expertise of its affiliate offices for portfolio decisions and management with respect to certain portfolio securities. In addition, the Investment Advisers will have access to the research of, and proprietary technical models developed by, Goldman Sachs and may apply quantitative and qualitative analysis in determining the appropriate allocations among the categories of issuers and types of securities.

  Under the Management Agreement, each Investment Adviser also: (i) supervises all non-advisory operations of each Fund that it advises; (ii) provides personnel to perform such executive, administrative and clerical services as are reasonably necessary to provide effective administration of each Fund;
(iii) arranges for at each Fund's expense (a) the preparation of all required tax returns, (b) the preparation and submission of reports to existing shareholders, (c) the periodic updating of prospectuses and statements of additional information and (d) the preparation of reports to be filed with the SEC and other regulatory authorities; (iv) maintains each Fund's records; and
(v) provides the Fund with office space and all necessary office equipment and services.

  ADJUSTABLE RATE GOVERNMENT AND SHORT DURATION GOVERNMENT FUNDS. The Funds' portfolio manager is Jonathan A. Beinner. Mr. Beinner is a Vice President of Goldman Sachs and Co-Head of GSAM's U.S. Fixed

Income Department. Mr. Beinner joined the Investment Adviser in 1990 after working in the trading and arbitrage group of Franklin Savings Association.

  GOVERNMENT INCOME AND CORE FIXED INCOME FUNDS. The Funds' portfolio managers are Jonathan A. Beinner and Richard C. Lucy. See above for information about Mr. Beinner. Messrs. Beinner and Lucy each specialize in investing in a particular type of security the Fund may hold. Mr. Lucy is a Vice President of Goldman Sachs and Co-Head of GSAM's U.S. Fixed Income Department. Mr. Lucy joined the Investment Adviser in 1992 after spending nine years managing fixed income assets at Brown Brothers Harriman & Co.

  SHORT DURATION TAX-FREE AND MUNICIPAL INCOME FUNDS. The Funds' portfolio managers are Benjamin S. Thompson and Elisabeth Schupf Lonsdale. Mr. Thompson and Ms. Lonsdale each specialize in municipal securities. Mr. Thompson's responsibilities include developing investment strategy and structuring portfolios. Ms. Lonsdale is also responsible for GSAM's municipal credit research. Mr. Thompson worked in the institutional sales and marketing group at GSAM until he joined the fixed-income team in 1993. Prior to joining GSAM in early 1992, Mr. Thompson worked in the Structured Finance Group of the Chase Manhattan Bank. Before rejoining Goldman Sachs in 1995, Ms. Lonsdale was a Director of Fitch Investors Service evaluating the credit ratings of tax-backed issues. Prior to that, she worked for ten years in the Goldman Sachs Municipal Finance Department.

  GLOBAL INCOME FUND. The Fund's portfolio managers are Stephen Fitzgerald and Andrew Wilson. Mr. Fitzgerald joined GSAMI in 1992 and is an Executive Director and Chief Investment Officer for international fixed income. Prior to 1992, he spent two years managing multi-currency fixed-income and balanced portfolios at Invesco MIM Limited, where he was a senior member of the derivative products group. Mr. Wilson joined GSAMI in 1995 and is Executive Director and Portfolio Manager for international fixed income. Prior to joining GSAMI, he spent three years as an Assistant Director at Rothschild Asset Management where he was responsible for managing global and international bond portfolios, with specific focus on the U.S., Canadian, Australian and Japanese economies. Prior to his employment at Rothschild, Mr. Wilson spent seven years at the Reserve Bank of New Zealand, his most recent position as Trading Manager of foreign reserves management. Mr. Wilson's employment at the Reserve Bank at New Zealand also included a two year assignment to the foreign investment unit at the Bank of England in London.

  It is the responsibility of the Investment Adviser to make investment decisions for a Fund and to place the purchase and sale orders for a Fund's portfolio transactions in U.S. and foreign securities and currency markets. Such orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, Goldman Sachs or its affiliates. In effecting purchases and sales of portfolio securities for the Funds, the Investment Advisers will seek the best price and execution of a Fund's orders. In doing so, where two or more brokers or dealers offer comparable prices and execution for a particular trade, consideration may be given to whether the broker or dealer provides investment research or brokerage services or sells shares of any Goldman Sachs Fund. See the Additional Statement for a further description of the Investment Advisers' brokerage allocation practices.

  As compensation for its services rendered and assumption of certain expenses pursuant to separate Management Agreements, GSAM, GSFM and GSAMI are entitled to the following fees, computed daily and payable monthly at the annual rates listed below:

                                           FOR THE FISCAL
                             CONTRACTUAL     YEAR ENDED
                                RATE*    OCTOBER 31,  1996*
                             ----------- ------------------
GSAM
----
  Short Duration Tax-Free       0.40%          0.40%
  Government Income             0.65%          0.25%
  Municipal Income              0.55%          0.55%
  Core Fixed Income             0.40%          0.40%
  High Yield                    0.70%            N/A
GSFM
----
  Short Duration Government     0.50%          0.40%
  Adjustable Rate Government    0.40%          0.40%
GSAMI
-----
  Global Income                 0.90%          0.59%

--------

* With respect to Government Income, Municipal Income and Global Income Funds, a Management Agreement combining advisory and administration services (and subadvisory services in the case of Global Income Fund) was adopted effective April 30, 1997. The Management Agreements for the other funds previously combined such services. The contractual rate set forth in the table is the rate payable under the Management Agreements (and, in the case of Global Income Fund, is identical to the aggregate advisory, subadvisory and administration fee rate payable by the Fund under the previously separate investment advisory, subadvisory and administration agreements). For the fiscal year ended October 31, 1996, the annual rate expressed is the combined advisory and administration fees paid (after voluntary fee limitations). The difference, if any, between the stated fees and the actual fees paid by the Funds reflects that the applicable Investment Adviser did not charge the full amount of the fees to which it would have been entitled. The Investment Advisers may discontinue or modify such limitations in the future at their discretion, although they have no current intention to do so.

  The Investment Advisers to the Short Duration Government, Short Duration Tax-Free, Core Fixed Income, Government Income, Municipal Income, Global Income and High Yield Funds have voluntarily agreed to reduce or limit certain "Other Expenses" of such Funds (excluding management fees, fees under service and administration plans, taxes, interest and brokerage fees and litigation, indemnification and other extraordinary expenses (and transfer agency fees in the case of the Global Income and High Yield Funds) to the extent such expenses exceed 0.05%, 0.05%, 0.05%, 0.00%, 0.05%, 0.06% and 0.01% per annum of such Funds' average daily net assets, respectively. Such reductions or limits, if any, are calculated monthly on a cumulative basis and may be discontinued or modified by the applicable Investment Adviser in its discretion at any time.

  ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS. The involvement of the Investment Advisers, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to a Fund or limit a Fund's investment activities. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Funds and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Funds. Goldman

Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Funds and in general it is not anticipated that the Investment Advisers will have access to proprietary information for the purpose of managing a Fund. The results of a Fund's investment activities, therefore, may differ from those of Goldman Sachs and its affiliates and it is possible that a Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. From time to time, a Fund's activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. See "Management -- Activities of Goldman Sachs and its Affiliates and Other Accounts Managed by Goldman Sachs" in the Additional Statement for further information.

DISTRIBUTOR AND TRANSFER AGENT

  Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor (the "Distributor") of each Fund's shares. Goldman Sachs, 4900 Sears Tower, Chicago, Illinois 60606 also serves as each Fund's transfer agent (the "Transfer Agent") and as such performs various shareholder servicing functions. Shareholders with inquiries regarding any Fund should contact Goldman Sachs (as Transfer Agent) at the address or the telephone number set forth on the back cover page of this Prospectus. Goldman Sachs is not entitled to receive a fee from the Global Income Fund for transfer agency services. Goldman Sachs is entitled to receive a fee from the Adjustable Rate Government, Short Duration Government, Short Duration Tax-Free Government Income, Municipal Income and Core Fixed Income Funds equal to each class' proportionate share of the total transfer agency fees borne by the Fund. Such fees are equal to the fixed per account charge of $12,000 per year plus $7.50 per account, together with out-of-pocket and transaction related expenses (including those out-of-pocket expenses payable to servicing and/or sub-transfer agents) applicable to Class A and B shares where applicable plus 0.04% of the average daily net assets of the other classes of the Funds. Goldman Sachs is entitled to receive a fee from the High Yield Fund equal to
 .04% of the average daily net assets of Institutional and Service shares.


                                   DIVIDENDS


  Each Fund (other than the Global Income Fund) will declare a daily dividend. Such dividend will accrue to shareholders of record as of 3:00 p.m. Chicago time, and will be paid monthly. The Global Income Fund will declare and pay dividends monthly. Shares of Global Income Fund will be eligible for dividends which accrue on or after the date such shares are purchased and will be paid monthly. Over the course of the fiscal year, dividends accrued and paid will constitute all or substantially all of the Funds' net investment income. From time to time a portion of such dividends may constitute a return of capital. In the case of Core Fixed Income, Global Income and High Yield Funds, net loss, if any, from certain foreign currency transactions or instruments that is otherwise taken into account in calculating net investment income or net realized capital gains for accounting purposes may not be taken into account in determining the amount of dividends to be declared and paid, with the result that a portion of the Fund's dividends may be treated as a return of capital, nontaxable to the extent of a shareholder's tax basis in his shares. The Funds also intend that all net realized long-term and short-term capital gains will be declared as a dividend at least annually. In determining amounts of capital gains to be distributed, capital losses, including any available capital loss carryovers from prior years will be offset against capital gains.

  A Fund's net investment income is determined on a daily basis (monthly in the case of the Global Income Fund). On days on which net asset value is calculated, such determination is made immediately prior to the calculation of a Fund's net asset value as of 3:00 p.m. Chicago time. On days on which net asset value is not calculated, such determination is made as of 3:00 p.m. Chicago time.

  Payment of dividends (other than the Global Income Fund) from net investment income will be made on the last calendar day of each month in additional shares of a Fund at the net asset value on such day, unless cash distributions are elected, in which case, cash payment will be made on the first Business Day of the succeeding month. In the case of Global Income Fund, reinvestment of dividends from net investment income in additional shares of the Fund will be made on the second to last Business Day of each month. Cash dividends will be paid on or about the last Business Day of the month. Payment of dividends with respect to capital gains, if any, when declared will be made in additional shares of the Fund at the net asset value on the payment date, unless cash distributions are elected. This election to receive dividends in cash is initially made on the Account Information Form and may be changed upon written notice to the Transfer Agent at any time prior to the record date for a particular dividend or distribution. If cash dividends are elected with respect to the Fund's monthly net investment income dividends, then cash dividends must also be elected with respect to the non-long-term capital gains component, if any, of the Fund's annual dividend.

  At the time of an investor's purchase of shares of a Fund, a portion of the net asset value per share may be represented by undistributed income (in the case of the Global Income Fund) or realized or unrealized appreciation of any Fund's portfolio securities. Therefore, subsequent distributions on such shares from such income or realized appreciation may be taxable to the investor even if the net asset value of the shares is, as a result of the distributions, reduced below the cost of such shares and the distributions (or portions thereof) represent a return of a portion of the purchase price.


                                NET ASSET VALUE


  The net asset value per share of each class of a Fund is calculated by the Fund's custodian as of the close of regular trading on the New York Stock Exchange (normally 3:00 p.m. Chicago time, 4:00 p.m. New York time) on each Business Day (as such term is defined under "Additional Information") immediately after the determination, if any, of the income to be declared as a dividend (except in the case of the Global Income Fund). Net asset value per share of each class is calculated by determining the net assets attributable to each class and dividing by the number of outstanding shares of that class.

  Each Fund's portfolio securities for which accurate market quotations are readily available are valued on the basis of quotations, which may be furnished by a pricing service or provided by dealers in such securities and other portfolio securities are valued at fair value, based on yield equivalents, a pricing matrix or other sources, under valuation procedures established by the Trustees. Debt obligations with a remaining maturity of 60 days or less are valued at amortized cost. The Board of Trustees has determined that the amortized cost of such securities approximates fair market value.

                            PERFORMANCE INFORMATION

  From time to time each Fund may publish yield, distribution rate and average annual total return and the Short Duration Tax-Free and Municipal Income Funds may publish its tax equivalent yield in advertisements and communications to shareholders or prospective investors. Average annual total return is determined by computing the average annual percentage change in value of $1,000 invested at the maximum public offering price for specified periods ending with the most recent calendar quarter, assuming reinvestment of all dividends and distributions at net asset value. The total return calculation assumes a complete redemption of the investment at the end of the relevant period. Each Fund may also from time to time advertise total return on a cumulative, average, year-by-year or other basis for various specified periods by means of quotations, charts, graphs or schedules. In addition to the above, each Fund may from time to time advertise its performance relative to certain averages, performance rankings, indices, other information prepared by recognized mutual fund statistical services and investments for which reliable performance data is available.

  Yield is computed by dividing net investment income earned during a recent thirty-day period by the product of the average daily number of shares outstanding and entitled to receive dividends during the period and the maximum offering price per share on the last day of the relevant period. The results are compounded on a bond equivalent (semiannual) basis and then annualized. Net investment income per share is equal to the dividends and interest earned during the period, reduced by accrued expenses for the period. The calculation of net investment income for these purposes may differ from the net investment income determined for accounting purposes.

  Tax equivalent yield represents the yield an investor would have to earn to equal, after taxes, the Short Duration Tax-Free and Municipal Income Funds' tax-free yield. Tax equivalent yield is calculated by dividing the Short Duration Tax-Free Fund's tax-exempt yield by one minus a stated federal tax rate.

  Quotations of distribution rates are calculated by annualizing the most recent distribution of net investment income for a monthly, quarterly or other relevant period and dividing this amount by the net asset value per share or maximum public offering price on the last day of the period for which the distribution rates are being calculated.

  Each Fund's yield, total return and distribution rate will be calculated separately for each class of shares in existence. Because each class of shares may be subject to different expenses, the yield, total return and distribution rate calculations with respect to each class of shares for the same period will differ. See "Shares of the Trust."

  The investment results of a Fund will fluctuate over time and any presentation of investment results for any prior period should not be considered a representation of what an investment may earn or what the Fund's performance may be in any future period. In addition to information provided in shareholder reports, the Funds may, in their discretion, from time to time, make a list of their holdings available to investors upon request.

                              SHARES OF THE TRUST


  Each Fund is a series of the Goldman Sachs Trust, which was formed under the laws of the state of Delaware on January 28, 1997. The Funds were formerly series of Goldman Sachs Trust, a Massachusetts business trust, and were reorganized into the Trust as of April 30, 1997. The Trustees have authority under the Trust's Declaration of Trust to create and classify shares of beneficial interest in separate series, without further action by shareholders. Additional series may be added in the future. The Trustees also have authority to classify or reclassify any series or portfolio of shares into one or more classes.

  When issued, shares are fully paid and non-assessable. In the event of liquidation, shareholders are entitled to share pro rata in the net assets of the applicable Fund available for distribution to such shareholders. All shares are freely transferable and have no preemptive, subscription or conversion rights. Shareholders are entitled to one vote per share, provided that at the option of the Trustees, shareholders will be entitled to a number of votes based upon the net asset values represented by their shares.

  The Trust does not intend to hold annual meetings of shareholders. However, pursuant to the Trust's By-Laws, the recordholders of at least 10% of the shares outstanding and entitled to vote at a special meeting may require the Trust to hold such special meeting of shareholders for any purpose and recordholders may, under certain circumstances, as permitted by the Act, communicate with other shareholders in connection with requiring a special meeting of shareholders. The Trustees will call a special meeting of shareholders for the purpose of electing Trustees, if, at any time, less than a majority of Trustees holding office at the time were elected by shareholders.

  In the interest of economy and convenience, the Trust does not issue certificates representing the Funds' shares. Instead, the Transfer Agent maintains a record of each shareholder's ownership. Each shareholder receives confirmation of purchase and redemption orders from the Transfer Agent. Fund shares and any dividends and distributions paid by the Funds are reflected in account statements from the Transfer Agent.

  As of      , 1997, the shareholders listed below owned beneficially and of record 25% or more of the outstanding shares of such Fund: Short Duration Government Fund--State Street Bank and Trust Company, P.O. Box 1992, Boston, MA 02105-1992 (34.05%).



                                   TAXATION


FEDERAL TAXES

  Each Fund is treated as a separate entity for tax purposes, has elected or intends to elect to be treated as a regulated investment company and intends to qualify for such treatment for each taxable year under Subchapter M of the Code. To qualify as such, a Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders. As a regulated investment company, a Fund will not be subject to federal income or excise tax on any net investment income and net realized capital gains that are distributed to its shareholders in accordance with certain timing requirements of the Code.

  The Short Duration Tax-Free and Municipal Income Funds intend to satisfy certain requirements of the Code so that it may distribute the tax-exempt interest it receives as "exempt-interest dividends," as defined in the Code. If such requirements are satisfied, distributions of the Short Duration Tax-Free and Municipal Income Funds that are attributable to interest on tax-exempt obligations and that the Fund properly designates as exempt-interest dividends will be exempt from regular federal income tax, although all or a portion of such a distribution may be subject to the federal alternative minimum tax and the entire distribution may be includable in the tax base for determining taxability of social security or railroad retirement benefits. Persons who are "substantial users" (or related persons to such substantial users) of facilities financed by industrial development or certain private activity bonds should consult their own tax advisers before purchasing shares of the Short Duration Tax-Free and Municipal Income Funds. Interest on indebtedness incurred or continued to purchase or carry shares of the Short Duration Tax-Free and Municipal Income Funds is not deductible to the extent attributable to the Short Duration Tax-Free or Municipal Income Funds' distributions that are exempt-interest dividends.

  Dividends paid by a Fund from net investment income, certain net realized foreign exchange gains, the excess of net short-term capital gain over net long-term capital loss and original issue discount or market discount income will be taxable to shareholders as ordinary income, except for any exempt-interest dividends paid by Short Duration Tax-Free and Municipal Income Funds, as described above. Dividends paid by a Fund from the excess of net long-term capital gain over net short-term capital loss will be taxable as long-term capital gains regardless of how long the shareholders have held their shares. These tax consequences will apply regardless of whether distributions are received in cash or reinvested in shares. Certain distributions paid by a Fund in January of a given year may be taxable to shareholders as if received the prior December 31. Shareholders will be informed annually about the amount and character of distributions received from the Funds for federal income tax purposes.

  Investors should consider the tax implications of buying shares immediately prior to a distribution. Investors who purchase shares shortly before the record date for a distribution other than a daily dividend will pay a per share price that includes the value of the anticipated distribution and will be taxed on any taxable distribution even though the distribution represents a return of a portion of the purchase price.

  Redemptions and exchanges of shares are taxable events.

  Individuals and certain other classes of shareholders may be subject to 31% backup withholding of federal income tax on distributions (other than exempt-interest dividends), redemptions and exchanges if they fail to furnish their correct taxpayer identification number and certain certifications required by the Internal Revenue Services or if they are otherwise subject to backup withholding. Individuals, corporations and other shareholders that are not U.S. persons under the Code are subject to different tax rules and may be subject to non-resident alien withholding at the rate of 30% (or a lower rate provided by an applicable tax treaty) on amounts treated as ordinary dividends from the Funds.

  The Core Fixed Income, Global Income and High Yield Funds may be subject to foreign withholding or other foreign taxes on income or gain from certain foreign securities. If more than 50% of the value of the total assets of either Fund is comprised of stock or securities of foreign corporations at the end of its taxable year and the applicable Fund so elects, that Fund's shareholders will include in their gross incomes (in addition to dividends and distributions they receive) their pro rata shares of qualified foreign taxes paid by that Fund and may be entitled under the Code to claim foreign tax credits or deductions with respect to such taxes. It is not expected that the Core Fixed Income Fund will qualify to make this election. If either Fund cannot or does not so elect, it may deduct these taxes in computing its taxable income, if any.

OTHER TAXES

  In addition to federal taxes, a shareholder may be subject to state, local or foreign taxes on payments received from the Funds, including exempt-interest dividends. A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent (if any) a Fund's distributions are derived from interest on (or, in the case of intangible property taxes, the value of its assets is attributable to) certain U.S. government obligations and/or tax-exempt municipal obligations issued by or on behalf of the particular state or a political subdivision thereof, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. For a further discussion of certain tax consequences of investing in shares of the Funds, see "Taxation" in the Additional Statement. Shareholders are urged to consult their own tax advisers regarding specific questions as to federal, state and local taxes as well as to any foreign taxes.


                            ADDITIONAL INFORMATION


  The term "a vote of the majority of the outstanding shares" of a Fund means the vote of the lesser of (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund.

  As used in this Prospectus, the term "Business Day" means any day the New York Stock Exchange is open for trading, which is Monday through Friday except for holidays. The New York Stock Exchange is closed on the following holidays:
New Year's Day, Presidents' Day (observed), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

                            REPORTS TO SHAREHOLDERS


  Recordholders of Institutional Shares of the Funds will receive an annual report containing audited financial statements and a semi-annual report. Each recordholder of Institutional Shares will also be provided with a printed confirmation for each transaction in its account and an individual monthly statement (quarterly in the case of Global Income Fund). A year-to-date statement for any account will be provided upon request made to Goldman Sachs.

SUB-ACCOUNTING SERVICE

  Each Fund has designed special procedures to assist institutional investors (including banks) desiring to establish multiple accounts (master accounts and their sub-accounts). Sub-accounts may be established with registration by name and/or number. Institutions will not normally be charged for this service unless otherwise agreed upon. Upon request, master accounts will be provided with a monthly summary report which sets forth in order by account number (or name) the share balance at month end and the income, if any, together with the total share balance and income, if any, for the master account. The Global Income Fund does not generally provide sub-accounting services.


                       PURCHASE OF INSTITUTIONAL SHARES


  Institutional Shares may be purchased on any Business Day through Goldman Sachs at the net asset value per share next determined after receipt of an order. No sales load will be charged. If, by the close of regular trading on the New York Stock Exchange (normally 3:00 p.m. Chicago time, 4:00 p.m. New York time), an order is received by Goldman Sachs, the price per share will be the net asset value per share computed on the day the purchase order is received. See "Net Asset Value." Purchases of Institutional Shares of the Funds must be settled within three (3) Business Days of receipt of a complete purchase order. Payment of the proceeds of redemption of shares purchased by check may be delayed for a period of time as described under "Redemption of Institutional Shares."

  Prior to making an initial investment in a Fund, an investor must open an account with a Fund by furnishing necessary information to such Fund or Goldman Sachs. An Account Information Form, a copy of which is attached to this Prospectus, should be used to open such an account. Subsequent purchases may be made in the manner set forth below.

PURCHASE PROCEDURES APPLICABLE TO EACH FUND OTHER THAN THE GLOBAL INCOME FUND

  Purchases of Institutional Shares may be made by placing an order with Goldman Sachs at 800-621-2550 and either wiring federal funds to The Northern Trust Company ("Northern") as subcustodian for State Street Bank and Trust Company ("State Street") on the next Business Day or initiating an ACH transfer to ensure receipt by Northern on the next Business Day. Purchases may also be made by check (except that the Trust will not accept a check drawn on a foreign bank or a third-party check) or Federal Reserve draft payable to Goldman Sachs Fixed Income Funds--Name of Fund and Class of shares and should be directed to Goldman Sachs Fixed Income Funds--Name of Fund and Class of shares, c/o GSAM Shareholder Services, 4900 Sears Tower, Chicago, Illinois 60606.

PURCHASE PROCEDURES APPLICABLE TO THE GLOBAL INCOME FUND

  Purchases of Institutional Shares may be made by placing an order with Goldman Sachs at 800-621-2550 and either wiring federal funds to State Street or initiating an ACH transfer. Purchases may also be made by check (except that the Trust will not accept a check drawn on a foreign bank or a third-party check) or Federal Reserve draft made payable to Goldman Sachs Fixed Income Funds-- Name of Fund and Class of shares and should be directed to Goldman Sachs Fixed Income Funds--Name of Fund and Class of shares c/o National Financial Data Services, Inc., P.O. Box 419711, Kansas City, MO 64141-6711.

MINIMUM INITIAL INVESTMENTS

  In the case of each Fund other than Government Income, Municipal Income, the Global Income and High Yield Funds, the minimum initial investment is $50,000 in Institutional Shares of a Fund alone or in combination with Institutional Shares of any other mutual fund sponsored by Goldman Sachs and designated as an eligible fund for this purpose and the corresponding class of any portfolio of the Goldman Sachs Money Market Funds. The minimum investment requirement may be waived for current and former officers, partners, directors or employees of Goldman Sachs or any of its affiliates or for other investors at the discretion of the Trust's officers. No minimum amount is required for subsequent investments.

  In the case of the Government Income, Municipal Income, Global Income and High Yield Funds, the minimum initial investment is $1,000,000 in Institutional Shares of a Fund alone or in combination with other assets under the management of GSAM and its affiliates. Institutional Shares of the Government Income, Municipal Income, Global Income and High Yield Funds are offered to (a) banks, trust companies or other types of depository institutions investing for their own account or on behalf of their clients;
(b) pension and profit sharing plans, pension funds and other company-sponsored benefit plans; (c) qualified non-profit organizations, charitable trusts, foundations and endowments; (d) any state, county, city or any instrumentality, department, authority or agency thereof; (e) corporations and other for-profit business organizations with assets of at least $100 million or publicly traded securities outstanding; (f) "wrap" accounts for the benefit of clients of broker-dealers, financial institutions or financial planners, provided that they have entered into an agreement with GSAM specifying aggregate minimums and certain operating policies and standards; (g) registered investment advisers who have entered into an agreement with GSAM specifying aggregate minimums and certain operating policies and standards; and (h) accounts over which GSAM or its advisory affiliates have investment discretion. The minimum investment requirement may be waived at the discretion of the Trust's officers. No minimum amount is required for subsequent investments.

OTHER PURCHASE INFORMATION

  Institutional Shares of the Global Income Fund will be issued and dividends will begin to be paid with respect to dividends which accrue on or after the purchase of Institutional Shares. For the other Funds, the following applies:

    PURCHASE BY FEDERAL FUNDS WIRE OR ACH TRANSFER. If a purchase order is received by Goldman Sachs by 3:00 p.m. Chicago time and payment is made by wire transfer or ACH transfer, shares will be issued and dividends will begin to accrue on the purchased shares on the later of (i) the Business Day after receipt by Goldman Sachs of a purchase order or (ii) the day of receipt of a federal funds wire or an ACH transfer by State Street.

    PURCHASE BY CHECK OR FEDERAL RESERVE DRAFT. If a check or Federal Reserve draft is received by Goldman Sachs by 3:00 p.m. Chicago time, shares will be issued and dividends will begin to accrue on the purchased shares on the Business Day after the date payment is received.

  Banks, trust companies or other institutions through which investors acquire Institutional Shares may impose charges in connection with transactions in Institutional Shares. Such institutions should be consulted for information regarding such charges.

  The Funds reserve the right to redeem the Institutional Shares of any Institutional Shareholder whose account balance is less than $50 as a result of earlier redemptions. Such redemptions will not be implemented if the value of an Institutional Shareholder's account falls below the minimum account balance solely as a result of market conditions. A Fund will give sixty (60) days' prior written notice to Institutional Shareholders whose Institutional Shares are being redeemed to allow them to purchase sufficient additional Institutional Shares of a Fund to avoid such redemption.

  The Funds and Goldman Sachs each reserves the right to reject any specific purchase order (including exchanges) or to restrict purchases or exchanges by a particular purchaser (or group of related purchasers). This may occur, for example, when a purchaser or group of purchasers' pattern of frequent purchases, sales or exchanges of Institutional Shares of a Fund is evident, or if purchases, sales or exchanges are, or a subsequent abrupt redemption might be, of a size that would disrupt management of a Fund.

  In the sole discretion of Goldman Sachs, a Fund may accept securities instead of cash for the purchase of shares of the Fund. Such purchases will be permitted only if the Investment Adviser determines that any securities acquired in this manner are consistent with the Fund's investment objectives, restrictions and policies and are desirable investments for the Fund.


                              EXCHANGE PRIVILEGE


  Institutional Shares of a Fund may be exchanged for (i) Institutional Shares of any other mutual fund sponsored by Goldman Sachs and designated as an eligible fund for this purpose and (ii) the corresponding class of any Goldman Sachs Money Market Fund at the net asset value next determined either by writing to Goldman Sachs, Attention: Goldman Sachs Fixed Income Funds--Name of Fund and Class of shares, c/o GSAM Shareholders Services, 4900 Sears Tower, Chicago, Illinois 60606 or, if previously elected in the Fund's Account Information Form, by telephone at 800-621-2550 (7:00 a.m. to 5:30 p.m. Chicago time). A shareholder should obtain and read the prospectus relating to any other fund and its shares and consider its investment objective, policies and applicable fees before making an exchange. Under the telephone exchange privilege, Institutional Shares may be exchanged among accounts with different names, addresses and social security or other taxpayer identification numbers only if the exchange instructions are in writing and received in accordance with the procedures set forth under "Redemption of Institutional Shares."

  In an effort to prevent unauthorized or fraudulent exchanges by telephone, Goldman Sachs employs reasonable procedures as set forth under "Redemption of Institutional Shares" to confirm that such instructions are genuine. In times of drastic economic or market changes, the telephone exchange privilege may be difficult to implement. For federal income tax purposes, an exchange is treated as a redemption of the Institutional Shares surrendered in the exchange, on which an investor may be subject to tax, followed by a purchase of Institutional Shares, or the corresponding class of any Goldman Sachs Money Market Fund received in the exchange. Shareholders should consult their own tax advisers concerning the tax consequences of an exchange.

  Each exchange which represents an initial investment in a Fund must satisfy the minimum investment requirements of the fund into which the Institutional Shares are being exchanged, except that this requirement may be waived at the discretion of the officers of the Trust. Exchanges are available only in states where exchanges may legally be made. The exchange privilege may be modified or withdrawn at any time on sixty (60) days' written notice to Institutional Shareholders and is subject to certain limitations. See "Purchase of Institutional Shares."


                      REDEMPTION OF INSTITUTIONAL SHARES


  The Funds will redeem their Institutional Shares upon request of an Institutional Shareholder on any Business Day at the net asset value next determined after the receipt by the Transfer Agent of such request in proper form. See "Net Asset Value." If Institutional Shares to be redeemed were recently purchased by check, a Fund may delay transmittal of redemption proceeds until such time as it has assured itself that good funds have been collected for the purchase of such Institutional Shares. This may take up to fifteen (15) days. Redemption requests may be made by writing to or calling the Transfer Agent at the address or telephone number set forth on the back cover page of this Prospectus. An Institutional Shareholder may request redemptions by telephone if the optional telephone redemption privilege is elected on the Account Information Form accompanying this Prospectus. It may be difficult to implement redemptions by telephone in times of drastic economic or market changes.

  In an effort to prevent unauthorized or fraudulent redemption or exchange requests by telephone, Goldman Sachs employs reasonable procedures specified by the Trust to confirm that such instructions are genuine. Among other things, any redemption request that requires money to go to an account or address other than that designated on the Account Information Form must be in writing and signed by an authorized person designated on the Account Information Form. Any such written request is also confirmed by telephone with both the requesting party and the designated bank account to verify instructions. Exchanges among accounts with different names, addresses and social security or other taxpayer identification numbers must be in writing and signed by an authorized person designated on the Account Information Form. Other procedures may be implemented from time to time. If reasonable procedures are not implemented, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. In all other cases, neither the Funds, the Trust nor Goldman Sachs will be responsible for the authenticity of redemption or exchange instructions received by telephone.

  Written requests for redemptions must be signed by each Institutional Shareholder whose signature has been guaranteed by a bank, a securities broker or dealer, a credit union having authority to issue signature guarantees, a savings and loan association, a building and loan association, a cooperative bank, a federal savings bank or association, a national securities exchange, a registered securities association or a clearing agency, provided that such institution satisfies the standards established by the Transfer Agent. If Goldman Sachs receives a redemption request by 3:00 p.m. Chicago time, the Institutional Shares of each Fund (other than Global Income Fund) to be redeemed earn dividends declared on the day the request is received.

  The Fund will arrange for the proceeds of redemptions effected by any means to be wired as federal funds to the bank account designated in the Institutional Shareholder's Account Information Form or, if the shareholder elects in writing, by check. Redemption proceeds paid by wire transfer will normally be wired on the next Business Day in federal funds (for a total one-day delay), but may be paid up to three (3) Business Days after receipt of a properly executed redemption request. Wiring of redemption proceeds may be delayed one additional Business Day if the Federal Reserve Bank is closed on the day redemption proceeds would ordinarily be wired. Redemption proceeds paid by check will normally be mailed to the address of record within three
(3) Business Days of receipt of a properly executed redemption request. In order to change the bank designated on the Account Information Form to receive redemption proceeds, a written request must be received by the Transfer Agent. This request must be signature guaranteed as set forth above. Further documentation may be required for executors, trustees or corporations. Once wire transfer instructions have been given by Goldman Sachs, neither the Funds, the Trust nor Goldman Sachs assumes any further responsibility for the performance of intermediaries or the Institutional Shareholder's bank in the transfer process. If a problem with such performance arises, the Institutional Shareholder should deal directly with such intermediaries or bank.

  Additional documentation regarding a redemption by any means may be required to effect a redemption when deemed appropriate by Goldman Sachs. The request for such redemption will not be considered to have been received in proper form until such additional documentation has been received.

                               ----------------

                                   APPENDIX


                   GUIDELINES FOR CERTIFICATION OF TAXPAYER
               IDENTIFICATION NUMBER ON ACCOUNT INFORMATION FORM

  You are required by law to provide a Fund with your correct Taxpayer Identification Number (TIN), regardless of whether you file tax returns. Failure to do so may subject you to penalties. Failure to provide your correct TIN and to sign your name in the Certification section of the Account Information Form could result in withholding of 31% by a Fund for the federal backup withholding tax on distributions, redemptions, exchanges and other payments relating to your account.

  Any tax withheld may be credited against taxes owed on your federal income tax return.

  If you do not have a TIN, you should apply for one immediately by contacting your local office of the Social Security Administration or the Internal Revenue Service (IRS). Backup withholding could apply to payments relating to your account while you are awaiting receipt of a TIN.

  Special rules apply for certain entities. For example, for an account established under a Uniform Gifts or Transfers to Minors Act, the TIN of the minor should be furnished.

  If you have been notified by the IRS that you are subject to backup withholding because you failed to report your interest and/or dividend income on your tax return and you have not been notified by the IRS that such withholding should cease, you must cross out item (2) in the Certification section of the Account Information Form.

  If you are an exempt recipient, you should furnish your TIN and certify your exemption by signing the Certification section and writing "exempt" after your signature. Exempt recipients include: corporations, tax-exempt pension plans and IRA's, governmental agencies, financial institutions, registered securities and commodities dealers and others.

  If you are a nonresident alien or foreign entity, you must provide a completed Form W-8 to the Fund in order to avoid backup withholding on certain payments. Other payments to you may be subject to nonresident alien withholding of up to 30%.

  For further information regarding backup and nonresident alien withholding, see Sections 3406, 1441 and 1442 of the Internal Revenue Code and consult your tax adviser.

--------------------------------------------------------------------------------

GOLDMAN SACHS ASSET
MANAGEMENT
ONE NEW YORK PLAZA
NEW YORK, NEW YORK 10004

GOLDMAN SACHS FUNDS
MANAGEMENT, L.P.
ONE NEW YORK PLAZA
NEW YORK, NEW YORK 10004

GOLDMAN SACHS ASSET
MANAGEMENT INTERNATIONAL
133 PETERBOROUGH COURT
LONDON, ENGLAND EC4A 2BB

GOLDMAN, SACHS & CO.
DISTRIBUTOR
85 BROAD STREET
NEW YORK, NEW YORK 10004

GOLDMAN, SACHS & CO.
TRANSFER AGENT
4900 SEARS TOWER
CHICAGO, ILLINOIS 60606

STATE STREET BANK AND TRUST COMPANY
CUSTODIAN
1776 HERITAGE DRIVE
NORTH QUINCY, MASSACHUSETTS 02171



TOLL FREE (IN U.S.) . . . . . . . . 800-621-2550


FIPROINST
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

GOLDMAN SACHS
FIXED INCOME FUNDS

--------------------------------------------------------------------------------

PROSPECTUS
INSTITUTIONAL SHARES



LOGO GOLDMAN
     SACHS

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++
+INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A         +
+REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE + +SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY +
+OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT        +
+BECOMES EFFECTIVE. THIS PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR + +THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE + +SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE + +UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF +
+ANY STATE.                                                                    +
++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++

                 SUBJECT TO COMPLETION DATED JUNE 13, 1997
PROSPECTUS      GOLDMAN SACHS FIXED INCOME FUNDS SERVICE SHARES

    , 1997

GOLDMAN SACHS ADJUSTABLE RATE GOVERNMENT FUND
  Seeks a high level of current income, consistent with low volatility of principal. The Fund invests primarily in adjustable rate mortgage pass-through securities and other mortgage securities with periodic interest rate resets, which are issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises.

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND
  Seeks a high level of current income and secondarily, in seeking current in-come, may also consider the potential for capital appreciation. The Fund in-vests primarily in securities issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND
  Seeks a high level of current income, consistent with relatively low vola-tility of principal, that is exempt from regular federal income tax. The Fund invests primarily in municipal securities.

GOLDMAN SACHS GOVERNMENT
INCOME FUND

  Seeks a high level of current
  income, consistent with
  safety of principal. The Fund
  invests primarily in
  securities, including
  mortgage-backed securities,
  issued or guaranteed by the
  U.S. government, its
  agencies, instrumentalities
  or sponsored enterprises.

GOLDMAN SACHS MUNICIPAL INCOME FUND

  Seeks a high level of current income that is exempt from regular federal in-come tax, consistent with preservation of capital. The Fund invests primar-ily in municipal securities.

GOLDMAN SACHS CORE FIXED INCOME FUND
  Seeks a total return consisting of capital appreciation and income that ex-ceeds the total return of the Lehman Brothers Aggregate Bond Index. The Fund invests primarily in fixed-income securities, including securities issued or guaranteed by the U.S. government, its agencies, instrumentalities or spon-sored enterprises, corporate securities, mortgage-backed securities and as-set-backed securities.

GOLDMAN SACHS GLOBAL INCOME FUND
  Seeks a high total return, emphasizing current income and, to a lesser ex-tent, providing opportunities for capital appreciation. The Fund invests primarily in a portfolio of high quality fixed-income securities of U.S. and foreign issuers and foreign currencies.

GOLDMAN SACHS HIGH YIELD FUND
  Seeks a high level of current income and, secondarily, capital appreciation. The Fund invests primarily in fixed-income securities rated below investment grade.

  Goldman Sachs Funds Management, L.P. ("GSFM"), New York, New York, an affiliate of Goldman, Sachs & Co. ("Goldman Sachs"), serves as investment adviser to the Adjustable Rate Government and Short Duration Government Funds. Goldman Sachs Asset Management ("GSAM"), New York, New York, a separate operating division of Goldman Sachs, serves as investment adviser to the Short Duration Tax-Free Government Income, Municipal Income, Core Fixed Income and High Yield Funds. Goldman Sachs Asset Management International ("GSAMI"), London, England, an affiliate of Goldman Sachs, serves as investment adviser to the Global Income Fund. GSAM, GSFM and GSAMI are each referred to in this Prospectus as the "Investment Adviser." Goldman Sachs serves as each Fund's distributor and transfer agent.

SERVICE SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER INSURED DEPOSITORY INSTITUTION, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN A FUND INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS
A CRIMINAL OFFENSE.
                                                        (continued on next page)

(cover continued)

  THE ADJUSTABLE RATE GOVERNMENT, SHORT DURATION GOVERNMENT AND GOVERNMENT INCOME FUNDS' NET ASSET VALUES AND YIELDS ARE NOT GUARANTEED BY THE U.S. GOVERNMENT OR BY ITS AGENCIES, INSTRUMENTALITIES OR SPONSORED ENTERPRISES.

  THE CORE FIXED INCOME, GLOBAL INCOME AND HIGH YIELD FUNDS MAY INVEST IN SECURITIES OF FOREIGN ISSUERS AND FOREIGN CURRENCIES THAT ENTAIL CERTAIN RISKS NOT CUSTOMARILY ASSOCIATED WITH INVESTING IN U.S. DOLLAR-DENOMINATED FIXED-INCOME SECURITIES. IN PARTICULAR, THE SECURITIES MARKETS OF EMERGING MARKET COUNTRIES ARE LESS LIQUID, ARE SUBJECT TO GREATER PRICE VOLATILITY, HAVE SMALLER MARKET CAPITALIZATIONS, HAVE LESS GOVERNMENT REGULATION AND ARE NOT SUBJECT TO AS EXTENSIVE AND FREQUENT ACCOUNTING, FINANCIAL AND OTHER REPORTING REQUIREMENTS AS THE SECURITIES MARKETS OF MORE DEVELOPED COUNTRIES.

  THE HIGH YIELD FUND INVESTS PRIMARILY IN HIGH YIELD, FIXED-INCOME SECURITIES RATED BELOW INVESTMENT GRADE THAT ARE CONSIDERED SPECULATIVE AND GENERALLY INVOLVE GREATER PRICE VOLATILITY AND GREATER RISK OF LOSS OF PRINCIPAL AND INTEREST THAN INVESTMENTS IN HIGHER RATED FIXED-INCOME SECURITIES.

  INVESTORS SHOULD CONSIDER THE RISKS ASSOCIATED WITH INVESTMENT IN A FUND INVESTING IN FOREIGN AND HIGH YIELD SECURITIES. THE FUNDS MAY NOT BE SUITABLE FOR ALL INVESTORS. SEE "DESCRIPTION OF SECURITIES" AND "RISK FACTORS."

  This Prospectus provides information about Goldman Sachs Trust (the "Trust") and the Funds that a prospective investor should understand before investing. This Prospectus should be retained for future reference. A Statement of Additional Information (the "Additional Statement"), dated May 1, 1997, containing further information about the Trust and the Funds which may be of interest to investors, has been filed with the Securities and Exchange Commission ("SEC"), is incorporated herein by reference in its entirety, and may be obtained without charge from Service Organizations (as defined herein) or Goldman Sachs by calling the telephone number, or writing to one of the addresses, listed on the back cover of this Prospectus. The SEC maintains a Web site (http://www.sec.gov) that contains the Additional Statement and other information regarding the Trust.

                               TABLE OF CONTENTS

                                      PAGE
                                      ----
Fund Highlights.....................    1
Fees and Expenses...................    7
Financial Highlights................    9
Investment Objectives and Policies..   13
Description of Securities...........   20
Risk Factors........................   27
Investment Techniques...............   30
Investment Restrictions.............   34
Portfolio Turnover..................   34
Management..........................   35
Dividends...........................   38

                                                                       PAGE
                                                                       ----
Net Asset Value.......................................................  39
Performance Information...............................................  40
Shares of the Trust...................................................  41
Taxation..............................................................  41
Additional Information................................................  43
Additional Services...................................................  44
Reports to Shareholders...............................................  44
Purchase of Service Shares............................................  45
Exchange Privilege....................................................  46
Redemption of Service Shares..........................................  47
Appendix.............................................................. A-1

                                FUND HIGHLIGHTS

   The following is intended to highlight certain information contained in this Prospectus and is qualified in its entirety by the more detailed information contained herein.

 WHAT IS THE GOLDMAN SACHS TRUST?

   The Goldman Sachs Trust is an open-end management investment company that offers its shares in several investment funds (mutual funds). Each Fund pools the monies of investors by selling its shares to the public and investing these monies in a portfolio of securities designed to achieve that Fund's stated investment objectives.

 WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS?

   Each Fund has distinct investment objectives and policies. There can be no assurance that a Fund's objectives will be achieved. For a complete description of each Fund's investment objectives and policies, see "Investment Objectives and Policies," "Description of Securities" and "Investment Techniques."

                                                       APPROXIMATE
                                                         INTEREST
                    INVESTMENT                             RATE
  FUND NAME         OBJECTIVES          DURATION       SENSITIVITY    INVESTMENT SECTOR    CREDIT QUALITY    OTHER INVESTMENTS
--------------  ------------------ ------------------- ------------ --------------------- ----------------- -------------------
ADJUSTABLE      A high level of    Target = 6-month    9-month note At least 65% of       U.S. Government   Fixed-rate
RATE            current income,    to 1-year                        total assets in       Securities        mortgage
GOVERNMENT      consistent with    U.S. Treasury                    securities issued or                    pass-through
FUND            low volatility     Security                         guaranteed by the                       securities and
                of principal.      Maximum = 2 years                U.S. government,                        repurchase
                                                                    its agencies,                           agreements
                                                                    instrumentalities                       collateralized by
                                                                    or sponsored                            U.S. Government
                                                                    enterprises                             Securities.
                                                                    ("U.S. Government
                                                                    Securities'')
                                                                    that are adjustable
                                                                    rate mortgage
                                                                    pass-through
                                                                    securities and
                                                                    other mortgage
                                                                    securities with
                                                                    periodic interest
                                                                    rate resets.
 --------------------------------------------------------------------------------------------
SHORT DURATION  A high level of    Target = 2-year     2-year bond  At least 65% of       U.S. Government   Mortgage pass-
GOVERNMENT      current income,    U.S. Treasury                    total assets in       Securities        through
FUND            and secondarily,   Security plus                    U.S. Government                         securities and
                in seeking current or minus .5 years                Securities                              other securities
                income, may        Maximum = 3 years                and repurchase                          representing an
                also consider                                       agreements                              interest in or
                the potential                                       collateralized                          collateralized
                for capital                                         by such securities.                     by mortgage loans.
                appreciation.
 --------------------------------------------------------------------------------------------
SHORT DURATION  A high level of    Target = Lehman     3-year bond  At least 80% of       Minimum = BBB/Baa U.S. Government
TAX-FREE        current income,    Brothers                         net assets in                           Securities
FUND            consistent with    3-year Municipal                 municipal securities.                   and repurchase
                low volatility     Bond Index                                                               agreements
                of principal,      plus or minus                                                            collateralized
                that is exempt     .5 years                                                                 by such securities.
                from regular       Maximum = 4 years
                federal
                income tax.
 --------------------------------------------------------------------------------------------
GOVERNMENT      A high level of    Target = Lehman     5-year bond  At least 65% of       U.S. Government   Non-government
INCOME          current income,    Brothers Mutual                  assets in U.S.        Securities and    mortgage pass-
FUND            consistent with    Fund Government/                 Government            non-U.S.          through securities,
                safety of          Mortgage Index                   Securities, including Government        asset-backed
                principal.         plus or minus                    mortgage-backed       Securities rated  securities,
                                   1 year                           U.S. Government       AAA/Aaa           corporate
                                   Maximum =                        Securities.                             fixed-income
                                   6 years                                                                  securities and
                                                                                                            repurchase
                                                                                                            agreements
                                                                                                            collateralized by
                                                                                                            U.S. Government
                                                                                                            Securities.
  FUND NAME         BENCHMARK
--------------- -----------------
ADJUSTABLE      6-month and
RATE            1-Year U.S.
GOVERNMENT      Treasury Security
FUND
 --------------------------------------------------------------------------------------------
SHORT DURATION  2-Year U.S.
GOVERNMENT      Treasury Security
FUND
 --------------------------------------------------------------------------------------------
SHORT DURATION  Lehman Brothers
TAX-FREE        3-Year Municipal
FUND            Bond Index
 --------------------------------------------------------------------------------------------
GOVERNMENT      Lehman Brothers
INCOME          Mutual Fund
FUND            Government/
                Mortgage Index

                                                        APPROXIMATE
                                                          INTEREST
                  INVESTMENT                                RATE
 FUND NAME        OBJECTIVES             DURATION       SENSITIVITY    INVESTMENT SECTOR       CREDIT QUALITY
-----------  --------------------- -------------------- ------------ ---------------------- ---------------------
CORE FIXED   Total return          Target = Lehman      5-year bond  At least 65% of        Minimum = BBB/Baa
INCOME FUND  consisting            Brothers                          assets in fixed-income Minimum for
             of capital            Aggregate Bond                    securities, including  non-dollar securities
             appreciation          Index plus or                     U.S. Government        = AA/Aa
             and income that       minus 1 year                      Securities, corporate,
             exceeds the total     Maximum = 6 years                 mortgage-backed
             return of the                                           and asset-backed
             Lehman Brothers                                         securities.
             Aggregate Bond
             Index.
 --------------------------------------------------------------------------------------------
MUNICIPAL    A high level of       Target = Lehman      15-year bond At least 80% of        Minimum =
INCOME       current income        Brothers 15-year                  net assets in          BBB/Baa
FUND         that is exempt        Municipal Bond                    municipal securities.  Average = AA/Aa
             from regular          Index plus
             federal income        or minus 1 year
             tax, consistent       Maximum = 12 years
             with preservation
             of capital.
 --------------------------------------------------------------------------------------------
GLOBAL       A high total return,  Target = J.P. Morgan 6-year bond  Securities of          Minimum = AA/Aa
INCOME       emphasizing current   Global Government                 U.S. and foreign       or A if sovereign
FUND         income, and, to       Bond Index                        governments and        issuer
             a lesser extent,      (hedged) plus or                  corporations.          At least 50% =
             providing             minus 2.5 years                                          AAA/Aaa
             opportunities         Maximum = 7.5 years
             for capital
             appreciation.
 --------------------------------------------------------------------------------------------
HIGH YIELD   A high level of       Target = Lehman      6-year bond  At least 65% of        At least 65% =
FUND         current income        Brothers High                     assets in fixed-       BB/Ba or below
             and, secondarily,     Yield Bond Index                  income securities
             capital appreciation. plus or minus                     rated below
                                   2.5 years                         investment grade,
                                   Maximum =7.5 years                including U.S. and
                                                                     non-U.S. dollar
                                                                     corporate debt,
                                                                     foreign
                                                                     government
                                                                     securities,
                                                                     convertible
                                                                     securities
                                                                     and preferred stock

 FUND NAME     OTHER INVESTMENTS       BENCHMARK
------------ ---------------------- ---------------
CORE FIXED   Foreign fixed-         Lehman Brothers
INCOME FUND  income,                Aggregate Bond
             municipal and          Index
             convertible
             securities,
             foreign currencies
             and repurchase
             agreements
             collateralized
             by U.S.
             Government
             Securities.
 --------------------------------------------------------------------------------------------
MUNICIPAL    U.S. Government        Lehman Brothers
INCOME       Securities and         15-year
FUND         repurchase             Municipal
             agreements             Bond Index
             collateralized by
             such securities.
 --------------------------------------------------------------------------------------------
GLOBAL       Mortgage and           J.P. Morgan
INCOME       asset-backed           Global
FUND         securities, foreign    Government
             currencies and         Bond Index
             repurchase             (hedged)
             agreements
             collateralized by
             U.S. Government
             Securities or
             certain foreign
             government securities.
 --------------------------------------------------------------------------------------------
HIGH YIELD   Mortgage-backed        Lehman Brothers
FUND         and asset-backed       High Yield
             securities, U.S.       Bond Index
             Government
             Securities,
             investment grade
             corporate fixed-
             income securities,
             structured
             securities,
             foreign currencies
             and repurchase
             agreements
             collateralized by
             U.S. Government
             Securities.

 WHAT ARE THE RISK FACTORS AND SPECIAL CHARACTERISTICS THAT I SHOULD CONSIDER BEFORE INVESTING?

   Each Fund's share price will fluctuate with market, economic and, with respect to the Core Fixed Income, Global Income and High Yield Funds, foreign exchange conditions, so that an investment in any of the Funds may be worth more or less when redeemed than when purchased. None of the Funds should be relied upon as a complete investment program. There can be no assurance that a Fund's investment objectives will be achieved. See "Risk Factors."

   Interest Rate Risk. When interest rates decline, the market value of fixed-income securities tends to increase. Conversely, when interest rates increase, the market value of fixed-income securities tends to decline. Volatility of a security's market value will differ depending upon the security's duration, the issuer and the type of instrument.

   Default Risk/Credit Risk. Investments in fixed-income securities are subject to the risk that the issuer could default on its obligations and a Fund could sustain losses on such investments. A default could impact both interest and principal payments.

   Call Risk and Extension Risk. Fixed-income securities may be subject to both call risk and extension risk. Call risk (i.e., where the issuer exercises its right to pay principal on an obligation earlier than scheduled) causes cash flow to be returned earlier than expected. This typically results when interest rates have declined and a Fund will suffer from having to reinvest in lower yielding securities. Extension risk (i.e., where the issuer exercises its right to pay principal on an obligation later than scheduled) causes cash flows to be returned later than expected. This typically results when interest rates have increased and a Fund will suffer from the inability to invest in higher yielding securities. The investment characteristics of Mortgage-Backed Securities (including adjustable rate mortgage securities) and Asset-Backed Securities differ from those of traditional fixed-income securities because they generally have both call risk (also known as prepayment risk) and extension risk.

   Tax Risk of Municipal Securities. Due to Municipal Securities' tax-exempt status, their yields and market values may be more adversely impacted by changes in tax rates and policies than taxable fixed-income securities.

   Risks of investing in non-investment grade fixed-income securities. Non-investment grade fixed-income securities (commonly referred to as "junk bonds") are subject to greater volatility and risk of loss and are less liquid than securities which are perceived to be of higher credit quality. Such securities, also referred to as high yield securities, are considered to be speculative by traditional investment standards. High yield securities are subject to increased risk of an issuer's inability to meet principal and interest payments. The High Yield Fund may invest in securities which are in default at the time of investment. The market for non-investment grade securities tends to be concentrated in a limited number of market makers, which may affect liquidity. In addition, the market price of such securities tends to reflect individual corporate developments to a greater extent than that of higher rated securities which react primarily to the general level of interest rates.

   Foreign Risks. Investments in securities of foreign issuers and currencies involve risks that are different from those associated with investments in domestic securities. The risks associated with foreign investments and currencies include changes in relative currency exchange rates, political and economic developments, the imposition of exchange controls, confiscation and other governmental restrictions. In addition, the securities markets of foreign countries are generally less liquid and subject to greater price volatility. To the extent that the Core Fixed Income, Global Income and High Yield Funds invest in emerging markets and countries, these risks may be heightened.

   Other. A Fund's use of certain investment techniques, including derivatives, forward contracts, options, futures and swap transactions, will subject the Fund to greater risk than funds that do not employ such techniques.

   Non-Diversification. Global Income Fund is a "non-diversified" fund as defined under the Investment Company Act of 1940, as amended (the "Act"), and is, therefore, subject only to certain federal tax diversification requirements (to which the other Funds are also subject), in addition to the policies adopted by the Investment Adviser. To the extent that the Fund is not diversified under the Act, it will be more susceptible to adverse developments affecting any single issuer of portfolio securities. See "Investment Restrictions."

 WHO MANAGES THE FUNDS?

   Goldman Sachs Funds Management, L.P. serves as the Investment Adviser to the Adjustable Rate Government and Short Duration Government Funds. Goldman Sachs Asset Management serves as Investment Adviser to the Short Duration Tax-Free Government Income, Municipal Income, Core Fixed Income and High Yield Funds. Goldman Sachs Asset Management International serves as
 Investment Adviser to the Global Income Fund. As of     , 1997, the
 Investment Advisers, together with their affiliates, acted as investment
 adviser, administrator or distributor for assets in excess of $    billion.

 WHO DISTRIBUTES THE FUNDS' SHARES?

   Goldman Sachs acts as distributor of each Fund's shares.

 WHAT IS THE MINIMUM INVESTMENT?

   The Funds do not have any minimum purchase or account requirements with respect to Service Shares. A Service Organization may, however, impose a minimum amount for initial and subsequent investments in Service Shares, and may establish other requirements such as a minimum account balance.

 HOW DO I PURCHASE SERVICE SHARES?

   Customers of Service Organizations may invest in Service Shares only through their Service Organizations. Service Shares of a Fund are purchased by Service Organizations through Goldman Sachs at the current net asset value without any sales load. See "Purchase of Service Shares."

   ADDITIONAL SERVICES. The Trust, on behalf of the Funds, has adopted a Service Plan with respect to the Service Shares which authorizes a Fund to compensate Service Organizations for providing account administration and shareholder liaison services to their customers who are the beneficial owners of such Shares. The Trust, on behalf of the Funds, will enter into agreements with each Service Organization which will provide for compensation to the Service Organization in an amount up to 0.50% (on an annualized basis) of the average daily net assets of the Services Shares of the Funds attributable to or held in the name of the Service Organization for its customers. See "Additional Services."

 HOW DO I SELL MY SERVICE SHARES?

   You may redeem Service Shares upon request on any Business Day, as defined under "Additional Information," at the net asset value next determined after receipt of such request in proper form. See "Redemption of Service Shares."

 HOW DO I RECEIVE DIVIDENDS AND DISTRIBUTIONS?

                                               INVESTMENT INCOME
    FUND                                           DIVIDENDS
    ----                                       ------------------ CAPITAL GAINS
                                               DECLARED    PAID   DISTRIBUTION
                                               ------------------ -------------
  Adjustable Rate Government.................. Daily      Monthly   Annually
  Short Duration Government .................. Daily      Monthly   Annually
  Short Duration Tax-Free..................... Daily      Monthly   Annually
  Government Income........................... Daily      Monthly   Annually
  Municipal Income............................ Daily      Monthly   Annually
  Core Fixed Income........................... Daily      Monthly   Annually
  Global Income .............................. Monthly    Monthly   Annually
  High Yield.................................. Daily      Monthly   Annually

   Recordholders of Service Shares may receive dividends in additional Service Shares of the Fund in which you have invested or you may elect to receive cash. For further information concerning dividends, see "Dividends."

                      FEES AND EXPENSES (SERVICE SHARES)


                                 ADJUSTABLE RATE SHORT DURATION                GOVERNMENT MUNICIPAL CORE FIXED GLOBAL  HIGH
                                   GOVERNMENT      GOVERNMENT   SHORT DURATION   INCOME    INCOME     INCOME   INCOME  YIELD
                                     FUND/1/          FUND      TAX-FREE FUND   FUND/1/    FUND/1/     FUND     FUND  FUND/1/
                                 --------------- -------------- -------------- ---------- --------- ---------- ------ -------
SHAREHOLDER TRANSACTION
 EXPENSES:
 Maximum Sales Charge Im-
  posed on Purchases.......           none            none           none         none      none       none     none   none
 Maximum Sales Charge Im-
  posed on Reinvested Divi-
  dends....................           none            none           none         none      none       none     none   none
 Redemption Fees...........           none            none           none         none      none       none     none   none
 Exchange Fees.............           none            none           none         none      none       none     none   none
ANNUAL FUND OPERATING EXPENSES:
 (as a percentage of average daily
  net assets)
 Management Fees (after ap-
  plicable limita-
  tions)/2/................           0.40%           0.40%          0.40%        0.25%     0.55%      0.40%    0.59%  0.65%
 Service Fees*.............           0.50%           0.50%          0.50%        0.50%     0.50%      0.50%    0.50%  0.50%
 Other Expenses (after ap-
  plicable limita-
  tions)/3/................           0.11%           0.05%          0.05%        0.00%     0.05%      0.05%    0.06%  0.05%
                                      ----            ----           ----         ----      ----       ----     ----   ----
  TOTAL FUND OPERATING
   EXPENSES (AFTER FEE AND
   EXPENSE LIMITA-
   TIONS)/4/...............           1.01%           0.95%          0.95%        0.75%     1.10%      0.95%    1.15%  1.20%
                                      ====            ====           ====         ====      ====       ====     ====   ====

EXAMPLE

  You would pay the following expenses on a hypothetical $1,000 investment assuming (i) a 5% annual return and (ii) redemption at the end of each time period.

   FUND                                          1 YEAR 3 YEARS 5 YEARS 10 YEARS
   ----                                          ------ ------- ------- --------
Adjustable Rate Government......................  $10     $32     $56     $124
Short Duration Government.......................  $10     $30     $53     $117
Short Duration Tax-Free.........................  $10     $30     $53     $117
Government Income...............................  $ 8     $24     $42     $ 93
Municipal Income................................  $11     $35     $61     $134
Core Fixed Income...............................  $10     $30     $53     $117
Global Income...................................  $12     $37     $63     $140
High Yield......................................  $12     $38     N/A      N/A

--------

/1/Based on estimated amounts for the current fiscal year for the Adjustable
   Rate Government Government Income, Municipal Income and High Yield Funds.

/2/The Investment Advisers have voluntarily agreed that a portion of the management fee would not be imposed on the Short Duration Government, Government Income, Global Income and High Yield Funds equal to .10%, .40%, .31% and .05%, respectively. Without such limitations, management fees would be .50%, .65%, .90% and .70% of each Fund's average daily net assets, respectively.

/3/The Investment Advisers voluntarily have agreed to reduce or limit certain other expenses (excluding management fees, service fees, taxes, interest and brokerage fees and litigation, indemnification and other extraordinary expenses (and transfer agency fees in the case of the Global Income and High Yield Funds)) to the extent such expenses exceed .05%, .05%, .00%, .05%, .05%, .06% and .01% of the average daily net assets of the Short Duration Government, Short Duration Tax-Fee, Government Income, Municipal Income, Core Fixed Income, Global Income and High Yield Funds, respectively.

/4/Without.the limitations described above, "Other Expenses" and "Total
   Operating Expenses" of each Fund (other than Adjustable Rate Government, Government Income, Municipal Income and High Yield Funds) for the fiscal year ended October 31, 1996 would have been as follows:

                                                                         TOTAL
                                                               OTHER   OPERATING
                                                              EXPENSES EXPENSES
                                                              -------- ---------
Short Duration Government....................................   .21%     1.21%
Short Duration Tax-Free......................................   .61%     1.51%
Core Fixed Income............................................   .43%     1.33%
Global Income................................................   .21%     1.61%

  In addition, without the limitations described above, "Other Expenses" and "Total Operating Expenses" for the Government Income, Municipal Income and High Yield Funds the current fiscal year are estimated to be:

                                                                         TOTAL
                                                               OTHER   OPERATING
                                                              EXPENSES EXPENSES
                                                              -------- ---------
Government Income............................................   .74%     1.89%
Municipal Income.............................................   .50%     1.55%
High Yield...................................................   .60%     1.80%

* Service Organizations may charge other fees to their customers who are beneficial owners of Service Shares in connection with their customer accounts. Due to the service fees, a long-term shareholder may pay more than the economic equivalent of the maximum front- end sales charge permitted under the NASD's rules regarding investment companies. See "Additional Services."

  The Investment Advisers have no current intention of modifying or discontinuing any of the limitations set forth above but may do so in the future at their discretion. The information set forth in the foregoing table and hypothetical example relates only to Service Shares of the Funds. The Short Duration Government Fund, Short Duration Tax-Free Fund and Core Fixed Income Fund also offer Institutional Shares, Administration Shares, Class A Shares, Class B Shares and Class C Shares; Adjustable Rate Government Fund also offers Institutional Shares, Administration Shares and Class A Shares; and Government Income, Municipal Income, Global Income and High Yield Funds also offer Institutional Shares, Class A Shares, Class B Shares and Class C Shares. The other classes of the Funds are subject to different fees and expenses (which affect performance), have different minimum investment requirements and are entitled to different services. Information regarding any other class of the Funds may be obtained from your sales representative or from Goldman Sachs by calling the number on the back cover page of this Prospectus.

  The purpose of the foregoing table is to assist investors in understanding the various fees and expenses of a Fund that an investor will bear directly or indirectly. The information on the fees and expenses included in the table and the hypothetical example above are based on each Fund's fees and expenses (actual or estimated) and should not be considered as representative of past or future expenses. Actual fees and expenses may be greater or less than those indicated. Moreover, while the example assumes a 5% annual return, a Fund's actual performance will vary and may result in an actual return greater or less than 5%. See "Management--Investment Advisers" and "Additional Services."

                             FINANCIAL HIGHLIGHTS


         SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

  The following data with respect to a share (of the Class specified) of the Funds outstanding during the period(s) indicated has been audited by Arthur Andersen LLP, independent public accountants, as indicated in their report incorporated by reference into the Additional Statement from the Annual Report to shareholders for the Funds for the year ended October 31, 1996 (the "Annual Report"). This information should be read in conjunction with the financial statements and related notes incorporated by reference and attached to the Additional Statement. The Annual Report also contains performance information and is available upon request and without charge by calling the telephone number or writing to one of the addresses on the back cover of this Prospectus. During the periods shown, the Trust did not offer Institutional or Service shares of the High Yield Fund. Accordingly, there are no financial highlights for these classes.

                               INCOME (LOSS) FROM INVESTMENT OPERATIONS
                            --------------------------------------------------
                                        NET REALIZED       NET
                                            AND          REALIZED
                                         UNREALIZED        AND
                                        GAIN (LOSS)     UNREALIZED    TOTAL
                                             ON        GAIN (LOSS)    INCOME
                  NET ASSET             INVESTMENT,     ON FOREIGN    (LOSS)
                  VALUE AT     NET       OPTION AND      CURRENCY      FROM
                  BEGINNING INVESTMENT    FUTURES        RELATED    INVESTMENT
                  OF PERIOD   INCOME    TRANSACTIONS   TRANSACTIONS OPERATIONS
                  --------- ----------  ------------   ------------ ----------
                                  ADJUSTABLE RATE GOVERNMENT FUND
-------------------------------------------------------------------------------
FOR THE SIX MONTHS ENDED APRIL 30, 1997 (UNAUDITED)
Institutional
Shares..........
Administration
Shares..........
Class A Shares..
FOR THE YEAR ENDED OCTOBER 31,
1996-Institu-
tional Shares...     9.77     0.5759(a)    0.0772 (a)       --        0.6531
1996-Administra-
tion Shares.....     9.77     0.5489(a)    0.0797 (a)       --        0.6286
1996-Class A
Shares..........     9.77     0.5481(a)    0.0806 (a)       --        0.6287
1995-Institu-
tional Shares...     9.74     0.5630(a)    0.0717 (a)       --        0.6347
1995-Administra-
tion Shares.....     9.74     0.5366(a)    0.0737 (a)       --        0.6103
1995-Class A
Shares(c).......     9.79     0.2721(a)   (0.0090)(a)       --        0.2631
1994-Institu-
tional Shares...    10.00     0.4341(a)   (0.2455)(a)       --        0.1886
1994-Administra-
tion Shares.....    10.00     0.4211(a)   (0.2572)(a)       --        0.1639
1993-Institu-
tional Shares...    10.04     0.4397      (0.0376)(d)       --        0.4021
1993-Administra-
tion Shares(e)..    10.02     0.2146      (0.0173)(d)       --        0.1973
1992-Institu-
tional Shares...    10.03     0.5599      (0.0029)(d)       --        0.5570
FOR THE PERIOD JULY 17, 1991(G) THROUGH OCTOBER 31,
1991-Institu-
tional Shares...    10.00     0.1531       0.0322 (d)       --        0.1853

                                      DISTRIBUTIONS TO SHAREHOLDERS
                  ---------------------------------------------------------------------

                                                      IN EXCESS
                               FROM NET                 OF NET
                               REALIZED                REALIZED                            NET      NET
                               GAIN ON                 GAIN ON                           INCREASE  ASSET
                             INVESTMENT,  IN EXCESS  INVESTMENT,   FROM       TOTAL     (DECREASE) VALUE
                   FROM NET   OPTION AND    OF NET    OPTION AND   PAID   DISTRIBUTIONS   IN NET   AT END
                  INVESTMENT   FUTURES    INVESTMENT   FUTURES      IN         TO         ASSET      OF     TOTAL
                    INCOME   TRANSACTIONS   INCOME   TRANSACTIONS CAPITAL SHAREHOLDERS    VALUE    PERIOD RETURN(K)
                  ---------- ------------ ---------- ------------ ------- ------------- ---------- ------ ---------
                                                 ADJUSTABLE RATE GOVERNMENT FUND
-------------------------------------------------------------------------------------------------------------------
FOR THE SIX MONTHS ENDED APRIL 30, 1997 (UNAUDITED)
Institutional
Shares..........
Administration
Shares..........
Class A Shares..
FOR THE YEAR ENDED OCTOBER 31,
1996-Institu-
tional Shares...       (0.5725)       --       (0.0206)       --         --      (0.5931)     0.0600    9.83    6.86
1996-Administra-
tion Shares.....       (0.5489)       --       (0.0198)       --         --      (0.5687)     0.0600    9.83    6.60
1996-Class A
Shares..........       (0.5489)       --       (0.0198)       --         --      (0.5687)     0.0600    9.83    6.60
1995-Institu-
tional Shares...       (0.5759)       --       (0.0287)       --         --      (0.6046)     0.0301    9.77    6.75
1995-Administra-
tion Shares.....       (0.5528)       --       (0.0275)       --         --      (0.5803)     0.0300    9.77    6.48
1995-Class A
Shares(c).......       (0.2697)       --       (0.0134)       --         --      (0.2831)    (0.0200)   9.77    2.74(f)
1994-Institu-
tional Shares...       (0.4486)       --           --         --         --      (0.4486)    (0.2600)   9.74    1.88
1994-Administra-
tion Shares.....       (0.4239)       --           --         --         --      (0.4239)    (0.2600)   9.74    1.63
1993-Institu-
tional Shares...       (0.4397)       --       (0.0024)       --         --      (0.4421)    (0.0400)  10.00    4.13
1993-Administra-
tion Shares(e)..       (0.2146)       --       (0.0027)       --         --      (0.2173)    (0.0200)  10.00    2.01(f)
1992-Institu-
tional Shares...       (0.5470)       --           --         --         --      (0.5470)     0.0100   10.04    6.12
FOR THE PERIOD JULY 17, 1991(G) THROUGH OCTOBER 31,
1991-Institu-
tional Shares...       (0.1553)       --           --         --         --      (0.1553)     0.0300   10.03    2.14(f)


                                                                     RATIOS ASSUMING NO
                                                                     VOLUNTARY WAIVER OF
                                                                       FEES OR EXPENSE
                                                                         LIMITATIONS
                                                                     ----------------------
                          RATIO OF   RATIO OF                                     RATIO OF
                            NET        NET                           RATIO OF       NET
                          EXPENSES  INVESTMENT                       EXPENSES    INVESTMENT
                             TO       INCOME     PORT     NET ASSETS    TO         INCOME
                          AVERAGE   (LOSS) TO   FOLIO     AT END OF  AVERAGE     (LOSS) TO
                            NET      AVERAGE   TURNOVER     PERIOD     NET        AVERAGE
                           ASSETS   NET ASSETS RATE(D)    (IN 000S)   ASSETS     NET ASSETS
                          --------  ---------- --------   ---------- --------    ----------
                                        ADJUSTABLE RATE GOVERNMENT FUND
-------------------------------------------------------------------------------------------
FOR THE SIX MONTHS ENDED APRIL 30, 1997 (UNAUDITED)
Institutional Shares....
Administration Shares...
Class A Shares..........
FOR THE YEAR ENDED OCTOBER 31,
1996-Institutional
Shares..................    0.45       5.85      52.36       613,149    0.51        5.79
1996-Administration
Shares..................    0.70       5.59      52.36         3,792    0.76        5.53
1996-Class A Shares.....    0.70       5.59      52.36        10,728    1.01        5.28
1995-Institutional
Shares..................    0.46       5.77      24.12       657,358    0.53        5.70
1995-Administration
Shares..................    0.71       5.50      24.12         3,572    0.78        5.43
1995-Class A Shares(c)..    0.69(b)    5.87(b)   24.12        15,203    1.01(b)     5.55(b)
1994-Institutional
Shares..................    0.46       4.38      37.81       942,523    0.49        4.35
1994-Administration
Shares..................    0.71       4.27      37.81         6,960    0.74        4.24
1993-Institutional
Shares..................    0.45       4.36     103.74     2,760,871    0.48        4.33
1993-Administration
Shares(e)...............    0.70(b)    3.81(b)  103.74         5,326    0.73(b)     3.78(b)
1992-Institutional
Shares..................    0.42       5.61     286.40     2,145,064    0.55        5.48
FOR THE PERIOD JULY 17, 1991(G) THROUGH OCTOBER 31,
1991-Institutional
Shares..................    0.20(b)    7.31(b)  145.67(b)    239,642 1.02(b)        6.49(b)

                                                                     RATIOS ASSUMING NO
                                                                     VOLUNTARY WAIVER OF
                                                                       FEES OR EXPENSE
                                                                         LIMITATIONS
                                                                     ----------------------
                          RATIO OF   RATIO OF                                     RATIO OF
                            NET        NET                           RATIO OF       NET
                          EXPENSES  INVESTMENT                       EXPENSES    INVESTMENT
                             TO       INCOME     PORT     NET ASSETS    TO         INCOME
                          AVERAGE   (LOSS) TO   FOLIO     AT END OF  AVERAGE     (LOSS) TO
                            NET      AVERAGE   TURNOVER     PERIOD     NET        AVERAGE
                           ASSETS   NET ASSETS RATE(D)    (IN 000S)   ASSETS     NET ASSETS
                          --------  ---------- --------   ---------- --------    ----------
                                        ADJUSTABLE RATE GOVERNMENT FUND
-------------------------------------------------------------------------------------------
FOR THE SIX MONTHS ENDED APRIL 30, 1997 (UNAUDITED)
Institutional Shares....
Administration Shares...
Class A Shares..........
FOR THE YEAR ENDED OCTOBER 31,
1996-Institutional
Shares..................    0.45       5.85      52.36       613,149    0.51        5.79
1996-Administration
Shares..................    0.70       5.59      52.36         3,792    0.76        5.53
1996-Class A Shares.....    0.70       5.59      52.36        10,728    1.01        5.28
1995-Institutional
Shares..................    0.46       5.77      24.12       657,358    0.53        5.70
1995-Administration
Shares..................    0.71       5.50      24.12         3,572    0.78        5.43
1995-Class A Shares(c)..    0.69(b)    5.87(b)   24.12        15,203    1.01(b)     5.55(b)
1994-Institutional
Shares..................    0.46       4.38      37.81       942,523    0.49        4.35
1994-Administration
Shares..................    0.71       4.27      37.81         6,960    0.74        4.24
1993-Institutional
Shares..................    0.45       4.36     103.74     2,760,871    0.48        4.33
1993-Administration
Shares(e)...............    0.70(b)    3.81(b)  103.74         5,326    0.73(b)     3.78(b)
1992-Institutional
Shares..................    0.42       5.61     286.40     2,145,064    0.55        5.48
FOR THE PERIOD JULY 17, 1991(G) THROUGH OCTOBER 31,
1991-Institutional
Shares..................    0.20(b)    7.31(b)  145.67(b)    239,642 1.02(b)        6.49(b)

                                     9--1

                               INCOME (LOSS) FROM INVESTMENT OPERATIONS
                            --------------------------------------------------
                                        NET REALIZED       NET
                                            AND          REALIZED
                                         UNREALIZED        AND
                                        GAIN (LOSS)     UNREALIZED    TOTAL
                                             ON        GAIN (LOSS)    INCOME
                  NET ASSET             INVESTMENT,     ON FOREIGN    (LOSS)
                  VALUE AT     NET       OPTION AND      CURRENCY      FROM
                  BEGINNING INVESTMENT    FUTURES        RELATED    INVESTMENT
                  OF PERIOD   INCOME    TRANSACTIONS   TRANSACTIONS OPERATIONS
                  --------- ----------  ------------   ------------ ----------
                                  SHORT DURATION GOVERNMENT FUND
-------------------------------------------------------------------------------
FOR THE SIX MONTHS ENDED APRIL 30, 1997 (UNAUDITED)
Institutional
 Shares.........
Administration
 Shares.........
Service Shares
FOR THE YEAR ENDED OCTOBER 31,
1996-Institu-
 tional Shares
 ...............     9.82     0.6290(a)    0.0136 (a)         --      0.6426
1996-Administra-
 tion
 Shares(h)......     9.86     0.3837(a)    0.0003 (a)         --      0.3840
1996-Service
 Shares(i)......     9.72     0.3134(a)    0.1018 (a)         --      0.4152
1995-Institu-
 tional Shares..     9.64     0.6652(a)    0.1666 (a)         --      0.8318
1995-Administra-
 tion Shares....     9.64     0.2384(a)   (0.0433)(a)         --      0.1951
1994-Institu-
 tional Shares..    10.14     0.5628(a)   (0.4592)(a)         --      0.1036
1994-Administra-
 tion Shares....    10.14     0.5329(a)   (0.4539)(a)         --      0.0790
1993-Institu-
 tional Shares..    10.16     0.5627      (0.0135)(d)         --      0.5492
1993-Administra-
 tion
 Shares(e)......    10.23     0.2725      (0.0900)(d)         --      0.1825
1992-Institu-
 tional Shares..    10.22     0.6703      (0.0600)(d)         --      0.6103
1991-Institu-
 tional Shares..    10.00     0.8020       0.2200 (d)         --      1.0220
1990-Institu-
 tional Shares..    10.07     0.8300      (0.0700)(d)         --      0.7600
1989-Institu-
 tional Shares..    10.10     0.8800          --              --      0.8800
FOR THE PERIOD AUGUST 15, 1988(G) THROUGH OCTOBER 31,
1988-Institu-
 tional Shares..    10.00     0.1800       0.1000 (d)         --      0.2800

                                      DISTRIBUTIONS TO SHAREHOLDERS
                  -----------------------------------------------------------------------

                                                      IN EXCESS
                               FROM NET                 OF NET
                               REALIZED                REALIZED                              NET      NET
                               GAIN ON                 GAIN ON                             INCREASE  ASSET
                             INVESTMENT,  IN EXCESS  INVESTMENT,    FROM        TOTAL     (DECREASE) VALUE
                   FROM NET   OPTION AND    OF NET    OPTION AND    PAID    DISTRIBUTIONS   IN NET   AT END
                  INVESTMENT   FUTURES    INVESTMENT   FUTURES       IN          TO         ASSET      OF        TOTAL
                    INCOME   TRANSACTIONS   INCOME   TRANSACTIONS CAPITAL   SHAREHOLDERS    VALUE    PERIOD    RETURN(K)
                  ---------- ------------ ---------- ------------ --------  ------------- ---------- ------    ---------
                                                 SHORT DURATION GOVERNMENT FUND
------------------------------------------------------------------------------------------------------------------------
FOR THE SIX MONTHS ENDED APRIL 30, 1997 (UNAUDITED)
Institutional
 Shares.........
Administration
 Shares.........
Service Shares
FOR THE YEAR ENDED OCTOBER 31,
1996-Institu-
 tional Shares
 ...............    (0.6326)        --          --           --         --      (0.6326)     0.0100    9.83        6.75
1996-Administra-
 tion
 Shares(h)......    (0.3940)        --          --           --         --      (0.3940)    (0.0100)   9.85        4.00(f)
1996-Service
 Shares(i)......    (0.3152)        --          --           --         --      (0.3152)     0.1000    9.82        4.35(f)
1995-Institu-
 tional Shares..    (0.6518)        --          --           --         --      (0.6518)     0.1800    9.82        8.97
1995-Administra-
 tion Shares....    (0.2051)        --          --           --         --      (0.2051)    (0.0100)   9.63(h)     2.10
1994-Institu-
 tional Shares..    (0.5598)    (0.0438)        --           --         --      (0.6036)    (0.5000)   9.64        0.99
1994-Administra-
 tion Shares....    (0.5352)    (0.0438)        --           --         --      (0.5790)    (0.5000)   9.64        0.73
1993-Institu-
 tional Shares..    (0.5627)        --      (0.0065)         --         --      (0.5692)    (0.0200)  10.14        5.55
1993-Administra-
 tion
 Shares(e)......    (0.2725)        --          --           --         --      (0.2725)    (0.0900)  10.14        1.74
1992-Institu-
 tional Shares..    (0.6703)        --          --           --         --      (0.6703)    (0.0600)  10.16        6.24
1991-Institu-
 tional Shares..    (0.8020)        --          --           --         --      (0.8020)     0.2200   10.22       10.93
1990-Institu-
 tional Shares..    (0.8300)        --          --           --         --      (0.8300)    (0.0700)  10.00        8.23
1989-Institu-
 tional Shares..    (0.8800)        --          --           --     (0.0300)    (0.9100)    (0.0300)  10.07        9.08
FOR THE PERIOD AUGUST 15, 1988(G) THROUGH OCTOBER 31,
1988-Institu-
 tional Shares..    (0.1800)        --          --           --         --     (0.1800)      0.1000   10.10        3.30(f)

                                                                   RATIOS ASSUMING NO
                                                                   VOLUNTARY WAIVER OF
                                                                     FEES OR EXPENSE
                                                                       LIMITATIONS
                                                                   --------------------
                          RATIO OF   RATIO OF                NET              RATIO OF
                            NET        NET                 ASSETS  RATIO OF     NET
                          EXPENSES  INVESTMENT             AT END  EXPENSES  INVESTMENT
                             TO       INCOME                 OF       TO       INCOME
                          AVERAGE   (LOSS) TO  PORTFOLIO   PERIOD  AVERAGE   (LOSS) TO
                            NET      AVERAGE   TURNOVER      (IN     NET      AVERAGE
                           ASSETS   NET ASSETS  RATE(D)     000S)   ASSETS   NET ASSETS
                          --------  ---------- ---------   ------- --------  ----------
                                       SHORT DURATION GOVERNMENT FUND
---------------------------------------------------------------------------------------
FOR THE SIX MONTHS ENDED APRIL 30, 1997 (UNAUDITED)
Institutional Shares....
Administration Shares...
Service Shares
FOR THE YEAR ENDED OCTOBER 31,
1996-Institutional
 Shares ................    0.45       6.44     115.45      99,944   0.71       6.18
1996-Administration
 Shares(h)..............    0.70(b)    5.97(b)  115.45         252   0.96(b)    5.71(b)
1996-Service Shares(i)..    0.95(b)    6.05(b)  115.45       1,822   1.21(b)    5.79(b)
1995-Institutional
 Shares.................    0.45       6.87     292.56     103,760   0.72       6.60
1995-Administration
 Shares.................    0.70(b)    7.91(b)  292.56         --    0.90(b)    7.71(b)
1994-Institutional
 Shares.................    0.45       5.69     289.79     193,095   0.59       5.55
1994-Administration
 Shares.................    0.70       5.38     289.79         730   0.84       5.24
1993-Institutional
 Shares.................    0.45       5.46     411.66     359,708   0.64       5.31
1993-Administration
 Shares(e)..............    0.70(b)    4.84(b)  411.66      16,490   0.80(b)    4.74(b)
1992-Institutional
 Shares.................    0.45       6.60     216.07     277,927   0.69       6.36
1991-Institutional
 Shares.................    0.45       8.25     155.44     158,848   0.79       7.91
1990-Institutional
 Shares.................    0.45       8.62     173.21      68,995   0.95       8.12
1989-Institutional
 Shares.................    0.46       8.71     137.37      31,015   1.39       7.78
FOR THE PERIOD AUGUST 15, 1988(G) THROUGH OCTOBER 31,
1988-Institutional
 Shares.................    0.55(b)    8.55(b)  167.00(b)   39,052   1.42(b)    7.68(b)

                                                                   RATIOS ASSUMING NO
                                                                   VOLUNTARY WAIVER OF
                                                                     FEES OR EXPENSE
                                                                       LIMITATIONS
                                                                   --------------------
                          RATIO OF   RATIO OF                NET              RATIO OF
                            NET        NET                 ASSETS  RATIO OF     NET
                          EXPENSES  INVESTMENT             AT END  EXPENSES  INVESTMENT
                             TO       INCOME                 OF       TO       INCOME
                          AVERAGE   (LOSS) TO  PORTFOLIO   PERIOD  AVERAGE   (LOSS) TO
                            NET      AVERAGE   TURNOVER      (IN     NET      AVERAGE
                           ASSETS   NET ASSETS  RATE(D)     000S)   ASSETS   NET ASSETS
                          --------  ---------- ---------   ------- --------  ----------
                                       SHORT DURATION GOVERNMENT FUND
---------------------------------------------------------------------------------------
FOR THE SIX MONTHS ENDED APRIL 30, 1997 (UNAUDITED)
Institutional Shares....
Administration Shares...
Service Shares
FOR THE YEAR ENDED OCTOBER 31,
1996-Institutional
 Shares ................    0.45       6.44     115.45      99,944   0.71       6.18
1996-Administration
 Shares(h)..............    0.70(b)    5.97(b)  115.45         252   0.96(b)    5.71(b)
1996-Service Shares(i)..    0.95(b)    6.05(b)  115.45       1,822   1.21(b)    5.79(b)
1995-Institutional
 Shares.................    0.45       6.87     292.56     103,760   0.72       6.60
1995-Administration
 Shares.................    0.70(b)    7.91(b)  292.56         --    0.90(b)    7.71(b)
1994-Institutional
 Shares.................    0.45       5.69     289.79     193,095   0.59       5.55
1994-Administration
 Shares.................    0.70       5.38     289.79         730   0.84       5.24
1993-Institutional
 Shares.................    0.45       5.46     411.66     359,708   0.64       5.31
1993-Administration
 Shares(e)..............    0.70(b)    4.84(b)  411.66      16,490   0.80(b)    4.74(b)
1992-Institutional
 Shares.................    0.45       6.60     216.07     277,927   0.69       6.36
1991-Institutional
 Shares.................    0.45       8.25     155.44     158,848   0.79       7.91
1990-Institutional
 Shares.................    0.45       8.62     173.21      68,995   0.95       8.12
1989-Institutional
 Shares.................    0.46       8.71     137.37      31,015   1.39       7.78
FOR THE PERIOD AUGUST 15, 1988(G) THROUGH OCTOBER 31,
1988-Institutional
 Shares.................    0.55(b)    8.55(b)  167.00(b)   39,052   1.42(b)    7.68(b)

                                     10--1

                               INCOME (LOSS) FROM INVESTMENT OPERATIONS
                            --------------------------------------------------
                                        NET REALIZED       NET
                                            AND          REALIZED
                                         UNREALIZED        AND
                                        GAIN (LOSS)     UNREALIZED    TOTAL
                                             ON        GAIN (LOSS)    INCOME
                  NET ASSET             INVESTMENT,     ON FOREIGN    (LOSS)
                  VALUE AT     NET       OPTION AND      CURRENCY      FROM
                  BEGINNING INVESTMENT    FUTURES        RELATED    INVESTMENT
                  OF PERIOD   INCOME    TRANSACTIONS   TRANSACTIONS OPERATIONS
                  --------- ----------  ------------   ------------ ----------
                                   SHORT DURATION TAX-FREE FUND
-------------------------------------------------------------------------------
FOR THE SIX MONTHS ENDED APRIL 30, 1997 (UNAUDITED)
Institutional
 Shares.........
Administration
 Shares.........
Service Shares
FOR THE YEAR ENDED OCTOBER 31,
1996-Institu-
 tional Shares..     9.94     0.4192(a)    0.0200 (a)       --        0.4392
1996-Administra-
 tion Shares....     9.94     0.3944(a)    0.0200 (a)       --        0.4144
1996-Service
 Shares.........     9.95     0.3697(a)    0.0200 (a)       --        0.3897
1995-Institu-
 tional Shares..     9.79     0.4235(a)    0.1500 (a)       --        0.5735
1995-Administra-
 tion Shares....     9.79     0.3989(a)    0.1500 (a)       --        0.5489
1995-Service
 Shares.........     9.79     0.3744(a)    0.1600 (a)       --        0.5344
1994-Institu-
 tional Shares..    10.23     0.3787(a)   (0.3575)(a)       --        0.0212
1994-Administra-
 tion Shares....    10.23     0.3537(a)   (0.3575)(a)       --       (0.0038)
1994-Service
 Shares(j)......     9.86     0.0475(a)   (0.0700)(a)                (0.0225)
1993-Institu-
 tional Shares..     9.93     0.3834       0.3000(d)        --        0.6834
1993-Administra-
 tion
 Shares(j)......    10.16     0.1555       0.0720(d)        --        0.2275
FOR THE PERIOD OCTOBER 1, 1992(G) THROUGH OCTOBER 31,
1992-Institu-
 tional Shares..    10.00     0.0341      (0.0700)(d)       --       (0.0359)
                        GOVERNMENT INCOME FUND
-------------------------------------------------------------------------------
FOR THE YEARS ENDED OCTOBER 31,
1996-Class A
shares..........   $14.47     $ 0.92      $ (0.11)          --       $  0.81
1996-Class B
shares(m).......    14.11       0.41         0.26           --          0.67
1995-Class A
shares..........    13.47       0.94         1.00           --          1.94
1994-Class A
shares..........    14.90       0.85        (1.28)          --         (0.43)
FOR THE PERIOD FEBRUARY 10, 1993(G) THROUGH OCTOBER 31,
1993-Class A
shares..........    14.32       0.56         0.58           --          1.14
                                                 MUNICIPAL INCOME FUND
-------------------------------------------------------------------------------
FOR THE YEARS ENDED OCTOBER 31,
1996-Class A
shares..........   $14.17     $ 0.65        $0.20           --       $  0.85
1996-Class B
shares(m).......    14.03       0.27         0.34           --          0.61
1995-Class A
shares..........    13.08       0.67         1.09           --          1.76
1994-Class A
shares..........    14.64       0.73        (1.51)          --         (0.78)
FOR THE PERIOD JULY 20, 1993(G) THROUGH OCTOBER 31,
1993-Class A
shares..........    14.32       0.22         0.32           --          0.54

                                      DISTRIBUTIONS TO SHAREHOLDERS
                  ---------------------------------------------------------------------

                                                      IN EXCESS
                               FROM NET                 OF NET
                               REALIZED                REALIZED                            NET      NET
                               GAIN ON                 GAIN ON                           INCREASE  ASSET
                             INVESTMENT,  IN EXCESS  INVESTMENT,   FROM       TOTAL     (DECREASE) VALUE
                   FROM NET   OPTION AND    OF NET    OPTION AND   PAID   DISTRIBUTIONS   IN NET   AT END
                  INVESTMENT   FUTURES    INVESTMENT   FUTURES      IN         TO         ASSET      OF     TOTAL
                    INCOME   TRANSACTIONS   INCOME   TRANSACTIONS CAPITAL SHAREHOLDERS    VALUE    PERIOD RETURN(K)
                  ---------- ------------ ---------- ------------ ------- ------------- ---------- ------ ---------
                                                 SHORT DURATION TAX-FREE FUND
-------------------------------------------------------------------------------------------------------------------
FOR THE SIX MONTHS ENDED APRIL 30, 1997 (UNAUDITED)
Institutional
 Shares.........
Administration
 Shares.........
Service Shares
FOR THE YEAR ENDED OCTOBER 31,
1996-Institu-
 tional Shares..    (0.4192)        --         --          --         --      (0.4192)     0.0300     9.96    4.50
1996-Administra-
 tion Shares....    (0.3944)        --         --          --         --      (0.3944)     0.0300     9.96    4.24
1996-Service
 Shares.........    (0.3697)        --         --          --         --      (0.3697)     0.0200     9.97    3.98
1995-Institu-
 tional Shares..    (0.4235)        --         --          --         --      (0.4235)     0.1500     9.94    5.98
1995-Administra-
 tion Shares....    (0.3989)        --         --          --         --      (0.3989)     0.1500     9.94    5.76
1995-Service
 Shares.........    (0.3744)        --         --          --         --      (0.3744)     0.1600     9.95    5.59
1994-Institu-
 tional Shares..    (0.3787)    (0.0825)       --          --         --      (0.4612)    (0.4400)    9.79    0.17
1994-Administra-
 tion Shares....    (0.3537)    (0.0825)       --          --         --      (0.4362)    (0.4400)    9.79   (0.11)
1994-Service
 Shares(j)......    (0.0475)                   --                             (0.0475)    (0.0700)    9.79   (0.32)(f)
1993-Institu-
 tional Shares..    (0.3834)        --         --          --         --      (0.3834)     0.3000    10.23    7.03
1993-Administra-
 tion
 Shares(j)......    (0.1555)        --         --          --         --      (0.1555)     0.0720    10.23    2.28(f)
FOR THE PERIOD OCTOBER 1, 1992(G) THROUGH OCTOBER 31,
1992-Institu-
 tional Shares..    (0.0341)        --         --          --         --      (0.0341)    (0.0700)    9.93   (0.34)(f)
                                                 GOVERNMENT INCOME FUND
------------------------------------------------------------------------------------------------------------------------------------
FOR THE YEARS ENDED OCTOBER 31,
1996-Class A
shares..........     $(0.92)        --         --          --         --      $ (0.92)    $ (0.11)  $14.36    5.80%
1996-Class B
shares(m).......      (0.41)        --         --          --         --        (0.41)       0.26    14.37    4.85(f)
1995-Class A
shares..........      (0.94)        --         --          --         --        (0.94)       1.00    14.47   14.90
1994-Class A
shares..........      (0.85)      (0.12)     (0.02)      (0.01)       --        (1.00)      (1.43)   13.47   (2.98)
FOR THE PERIOD FEBRUARY 10, 1993(G) THROUGH OCTOBER 31,
1993-Class A
shares..........      (0.56)        --         --          --         --        (0.56)       0.58    14.90    8.03(f)
                                                 MUNICIPAL INCOME FUND
------------------------------------------------------------------------------------------------------------------------------------
FOR THE YEARS ENDED OCTOBER 31,
1996-Class A
shares..........    $ (0.65)        --         --          --         --      $ (0.65)    $  0.20   $14.37    6.13%
1996-Class B
shares(m).......      (0.27)        --         --          --         --        (0.27)       0.34    14.37    4.40(f)
1995-Class A
shares..........      (0.67)        --         --          --         --        (0.67)       1.09    14.17   13.79
1994-Class A
shares..........      (0.73)      (0.05)       --          --         --        (0.78)      (1.56)   13.08   (5.51)
FOR THE PERIOD JULY 20, 1993(G) THROUGH OCTOBER 31,
1993-Class A
shares..........      (0.22)        --         --          --         --        (0.22)       0.32    14.64    3.73(f)

                                                                   RATIOS ASSUMING NO
                                                                   VOLUNTARY WAIVER OF
                                                                     FEES OR EXPENSE
                                                                       LIMITATIONS
                                                                   --------------------
                          RATIO OF   RATIO OF                NET              RATIO OF
                            NET        NET                 ASSETS  RATIO OF     NET
                          EXPENSES  INVESTMENT             AT END  EXPENSES  INVESTMENT
                             TO       INCOME                 OF       TO       INCOME
                          AVERAGE   (LOSS) TO  PORTFOLIO   PERIOD  AVERAGE   (LOSS) TO
                            NET      AVERAGE   TURNOVER      (IN     NET      AVERAGE
                           ASSETS   NET ASSETS  RATE(D)     000S)   ASSETS   NET ASSETS
                          --------  ---------- ---------   ------- --------  ----------
                                        SHORT DURATION TAX-FREE FUND
---------------------------------------------------------------------------------------
FOR THE SIX MONTHS ENDED APRIL 30, 1997 (UNAUDITED)
Institutional Shares....
Administration Shares...
Service Shares
FOR THE YEAR ENDED OCTOBER 31,
1996-Institutional
 Shares.................    0.45       4.21     231.65      34,814   1.01       3.65
1996-Administration
 Shares.................    0.70       3.96     231.65          48   1.26       3.40
1996-Service Shares.....    0.95       3.74     231.65         695   1.51       3.18
1995-Institutional
 Shares.................    0.45       4.31     259.52      58,389   0.77       3.99
1995-Administration
 Shares.................    0.70       4.14     259.52          46   1.02       3.82
1995-Service Shares.....    0.95       3.87     259.52         454   1.27       3.55
1994-Institutional
 Shares.................    0.45       3.74     354.00      83,704   0.61       3.58
1994-Administration
 Shares.................    0.70       3.51     354.00       3,866   0.86       3.35
1994-Service Shares(j)..    0.95(b)    4.30(b)  354.00         440   1.11(b)    4.14(b)
1993-Institutional
 Shares.................    0.41       3.70     404.60     115,803   1.06       3.05
1993-Administration
 Shares(j)..............    0.70(b)    3.32(b)  404.60         911   1.07(b)    2.95(b)
FOR THE PERIOD OCTOBER 1, 1992(G) THROUGH OCTOBER 31,
1992-Institutional
 Shares.................    0.05(b)    4.58(b)   31.19(f)   14,601   2.68(b)    1.95(b)
                        GOVERNMENT INCOME FUND
---------------------------------------------------------------------------------------
FOR THE YEARS ENDED OCTOBER 31,
1996-Class A shares.....    0.50%      6.42%    485.09%    $30,603   1.89%      5.03%
1996-Class B shares(m)..    1.25(b)    5.65(b)  485.09         234   2.39(b)    4.51(b)
1995-Class A shares.....    0.47       6.67     449.53      29,503   2.34       4.80
1994-Class A shares.....    0.11       6.06     654.90      14,452   2.86       3.31
FOR THE PERIOD FEBRUARY 10, 1993(G) THROUGH OCTOBER 31,
1993-Class A shares.....    0.00(b)    4.87(b)  725.41(f)   12,860   4.00(b)    0.87(b)
                         MUNICIPAL INCOME FUND
---------------------------------------------------------------------------------------
FOR THE YEARS ENDED OCTOBER 31,
1996-Class A shares.....    0.85%      4.58%    344.13%    $52,267   1.55%      3.88%
1996-Class B shares(m)..    1.60(b)    3.55(b)  344.13         255   2.05(b)    3.10(b)
1995-Class A shares.....    0.76       4.93     335.55      53,797   1.49       4.20
1994-Class A shares.....    0.45       5.28     357.54      47,373   1.55       4.18
FOR THE PERIOD JULY 20, 1993(G) THROUGH OCTOBER 31,
1993-Class A shares.....    0.00(b)    5.15(b)   99.99(f)   30,166   2.42(b)    2.73(b)

                                                                   RATIOS ASSUMING NO
                                                                   VOLUNTARY WAIVER OF
                                                                     FEES OR EXPENSE
                                                                       LIMITATIONS
                                                                   --------------------
                          RATIO OF   RATIO OF                NET              RATIO OF
                            NET        NET                 ASSETS  RATIO OF     NET
                          EXPENSES  INVESTMENT             AT END  EXPENSES  INVESTMENT
                             TO       INCOME                 OF       TO       INCOME
                          AVERAGE   (LOSS) TO  PORTFOLIO   PERIOD  AVERAGE   (LOSS) TO
                            NET      AVERAGE   TURNOVER      (IN     NET      AVERAGE
                           ASSETS   NET ASSETS  RATE(D)     000S)   ASSETS   NET ASSETS
                          --------  ---------- ---------   ------- --------  ----------
                                        SHORT DURATION TAX-FREE FUND
---------------------------------------------------------------------------------------
FOR THE SIX MONTHS ENDED APRIL 30, 1997 (UNAUDITED)
Institutional Shares....
Administration Shares...
Service Shares
FOR THE YEAR ENDED OCTOBER 31,
1996-Institutional
 Shares.................    0.45       4.21     231.65      34,814   1.01       3.65
1996-Administration
 Shares.................    0.70       3.96     231.65          48   1.26       3.40
1996-Service Shares.....    0.95       3.74     231.65         695   1.51       3.18
1995-Institutional
 Shares.................    0.45       4.31     259.52      58,389   0.77       3.99
1995-Administration
 Shares.................    0.70       4.14     259.52          46   1.02       3.82
1995-Service Shares.....    0.95       3.87     259.52         454   1.27       3.55
1994-Institutional
 Shares.................    0.45       3.74     354.00      83,704   0.61       3.58
1994-Administration
 Shares.................    0.70       3.51     354.00       3,866   0.86       3.35
1994-Service Shares(j)..    0.95(b)    4.30(b)  354.00         440   1.11(b)    4.14(b)
1993-Institutional
 Shares.................    0.41       3.70     404.60     115,803   1.06       3.05
1993-Administration
 Shares(j)..............    0.70(b)    3.32(b)  404.60         911   1.07(b)    2.95(b)
FOR THE PERIOD OCTOBER 1, 1992(G) THROUGH OCTOBER 31,
1992-Institutional
 Shares.................    0.05(b)    4.58(b)   31.19(f)   14,601   2.68(b)    1.95(b)
                        GOVERNMENT INCOME FUND
---------------------------------------------------------------------------------------
FOR THE YEARS ENDED OCTOBER 31,
1996-Class A shares.....    0.50%      6.42%    485.09%    $30,603   1.89%      5.03%
1996-Class B shares(m)..    1.25(b)    5.65(b)  485.09         234   2.39(b)    4.51(b)
1995-Class A shares.....    0.47       6.67     449.53      29,503   2.34       4.80
1994-Class A shares.....    0.11       6.06     654.90      14,452   2.86       3.31
FOR THE PERIOD FEBRUARY 10, 1993(G) THROUGH OCTOBER 31,
1993-Class A shares.....    0.00(b)    4.87(b)  725.41(f)   12,860   4.00(b)    0.87(b)
                         MUNICIPAL INCOME FUND
---------------------------------------------------------------------------------------
FOR THE YEARS ENDED OCTOBER 31,
1996-Class A shares.....    0.85%      4.58%    344.13%    $52,267   1.55%      3.88%
1996-Class B shares(m)..    1.60(b)    3.55(b)  344.13         255   2.05(b)    3.10(b)
1995-Class A shares.....    0.76       4.93     335.55      53,797   1.49       4.20
1994-Class A shares.....    0.45       5.28     357.54      47,373   1.55       4.18
FOR THE PERIOD JULY 20, 1993(G) THROUGH OCTOBER 31,
1993-Class A shares.....    0.00(b)    5.15(b)   99.99(f)   30,166   2.42(b)    2.73(b)

                                     11--1

                              INCOME (LOSS) FROM INVESTMENT OPERATIONS(N)
                            -----------------------------------------------
                                       NET REALIZED     NET
                                           AND        REALIZED
                                        UNREALIZED      AND
                                       GAIN (LOSS)   UNREALIZED    TOTAL
                                            ON      GAIN (LOSS)    INCOME
                  NET ASSET            INVESTMENT,   ON FOREIGN    (LOSS)
                  VALUE AT     NET      OPTION AND    CURRENCY      FROM
                  BEGINNING INVESTMENT   FUTURES      RELATED    INVESTMENT
                  OF PERIOD   INCOME   TRANSACTIONS TRANSACTIONS OPERATIONS
                  --------- ---------- ------------ ------------ ----------
                                     CORE FIXED INCOME FUND
----------------------------------------------------------------------------
FOR THE SIX MONTHS ENDED APRIL 30, 1997 (UNAUDITED)
Institutional
Shares..........
Administration
Shares..........
Service Shares
FOR THE YEAR ENDED OCTOBER 31,
1996-Institu-
tional Shares...    10.00     0.6448      (0.0704)         --      0.5744
1996-Administra-
tion Shares(1)..     9.91     0.4083      (0.0703)         --      0.3380
1996-Service
Shares(1).......     9.77     0.3756       0.0898          --      0.4654
1995-Institu-
tional Shares...     9.24     0.6423       0.7610          --      1.4033
FOR THE PERIOD JANUARY 5, 1994(G) THROUGH OCTOBER 31,
1994-Institu-
tional Shares...    10.00     0.4648      (0.7617)         --     (0.2969)
                                     GLOBAL INCOME FUND
----------------  ----------------------------------------------------------
FOR THE SIX MONTHS ENDED APRIL 30, 1997 (UNAUDITED)
Class A Shares..
Class B Shares..
Institutional
Shares..........
FOR THE YEARS ENDED OCTOBER 31,
1996-Class A
shares..........    14.45       0.71         0.62         0.18       1.51
1996-Class B
shares(m).......    14.03       0.34         0.41         0.11       0.86
1996-
Institutional
shares..........    14.45       1.15         0.32         0.10       1.57
1995-Class A
shares..........    13.43       0.89         0.92         0.15       1.96
1995-
Institutional
shares(m).......    14.09       0.22         0.34         0.06       0.62
1994-Class A
shares..........    15.07       0.84        (1.37)       (0.12)     (0.65)
1993-Class A
shares..........    14.69       0.85         1.07        (0.42)      1.50
1992-Class A
shares..........    14.60       1.14         0.45        (0.36)      1.23
FOR THE PERIOD AUGUST 2, 1991(G) THROUGH OCTOBER 31,
1991-Class A
shares..........    14.55       0.25         0.23        (0.19)      0.29
-------------------------------------------------------------------------------

                                      DISTRIBUTIONS TO SHAREHOLDERS
                  -----------------------------------------------------------------------

                                                      IN EXCESS
                               FROM NET                 OF NET
                               REALIZED                REALIZED                              NET      NET
                               GAIN ON                 GAIN ON                             INCREASE  ASSET
                             INVESTMENT,  IN EXCESS  INVESTMENT,    FROM        TOTAL     (DECREASE) VALUE
                   FROM NET   OPTION AND    OF NET    OPTION AND    PAID    DISTRIBUTIONS   IN NET   AT END
                  INVESTMENT   FUTURES    INVESTMENT   FUTURES       IN          TO         ASSET      OF     TOTAL
                    INCOME   TRANSACTIONS   INCOME   TRANSACTIONS CAPITAL   SHAREHOLDERS    VALUE    PERIOD RETURN(K)
                  ---------- ------------ ---------- ------------ --------  ------------- ---------- ------ ---------
                                                        CORE FIXED INCOME FUND
---------------------------------------------------------------------------------------------------------------------
FOR THE SIX MONTHS ENDED APRIL 30, 1997 (UNAUDITED)
Institutional
Shares..........
Administration
Shares..........
Service Shares
FOR THE YEAR ENDED OCTOBER 31,
1996-Institu-
tional Shares...   (0.6438)    (0.0806)         --          --         --      (0.7244)    (0.1500)   9.85     5.98
1996-Administra-
tion Shares(1)..   (0.4080)        --           --          --         --      (0.4080)    (0.0700)   9.84     3.56(f)
1996-Service
Shares(1).......   (0.3754)        --           --          --         --      (0.3754)     0.0900    9.86     4.90(f)
1995-Institu-
tional Shares...   (0.6433)        --           --          --         --      (0.6433)     0.7600   10.00    15.72
FOR THE PERIOD JANUARY 5, 1994(G) THROUGH OCTOBER 31,
1994-Institu-
tional Shares...   (0.4648)        --           --          --         --      (0.4648)    (0.7617)   9.24    (3.00)
                                                        GLOBAL INCOME FUND
----------------  ----------------------------------------------------------------------------------------------------
FOR THE SIX MONTHS ENDED APRIL 30, 1997 (UNAUDITED)
Class A Shares..
Class B Shares..
Institutional
Shares..........
FOR THE YEARS ENDED OCTOBER 31,
1996-Class A
shares..........     (1.43)        --           --          --         --        (1.43)       0.08   14.53    11.0%
1996-Class B
shares(m).......     (0.36)        --           --          --         --        (0.36)       0.50   14.53     6.24(f)
1996-
Institutional
shares..........     (1.50)        --           --          --         --        (1.50)       0.07   14.52    11.55
1995-Class A
shares..........     (0.94)        --           --          --         --        (0.94)       1.02   14.45    15.08
1995-
Institutional
shares(m).......     (0.26)        --           --          --         --        (0.26)       0.36   14.45     4.42(f)
1994-Class A
shares..........     (0.22)      (0.16)         --          --       (0.61)      (0.99)      (1.64)  13.43    (4.49)
1993-Class A
shares..........     (0.85)      (0.27)         --          --         --        (1.12)       0.38   15.07    10.75
1992-Class A
shares..........     (1.14)        --           --          --         --        (1.14)       0.09   14.69     8.77
FOR THE PERIOD AUGUST 2, 1991(G) THROUGH OCTOBER 31,
1991-Class A
shares..........     (0.24)        --           --          --         --        (0.24)       0.05   14.60     2.00

                                                                   RATIOS ASSUMING NO
                                                                   VOLUNTARY WAIVER OF
                                                                     FEES OR EXPENSE
                                                                       LIMITATIONS
                                                                   --------------------
                          RATIO OF                           NET              RATIO OF
                            NET      RATIO OF              ASSETS  RATIO OF     NET
                          EXPENSES     NET                 AT END  EXPENSES  INVESTMENT
                             TO     INVESTMENT               OF       TO       INCOME
                          AVERAGE   INCOME TO  PORTFOLIO   PERIOD  AVERAGE   (LOSS) TO
                            NET      AVERAGE   TURNOVER      (IN     NET      AVERAGE
                           ASSETS   NET ASSETS  RATE(D)     000S)   ASSETS   NET ASSETS
                          --------  ---------- ---------   ------- --------  ----------
                                           CORE FIXED INCOME FUND
---------------------------------------------------------------------------------------
FOR THE SIX MONTHS ENDED APRIL 30, 1997 (UNAUDITED)
Institutional Shares....
Administration Shares...
Service Shares
FOR THE YEAR ENDED OCTOBER 31,
1996-Institutional
Shares..................    0.45       6.51     414.20      72,061   0.83       6.13
1996-Administration
Shares(1)...............    0.70(b)    6.41(b)  414.20         702   1.08(b)    6.03(b)
1996-Service Shares(1)..    0.95(b)    6.37(b)  414.20         381   1.33(b)    5.99(b)
1995-Institutional
Shares..................    0.45       6.56     383.26      55,502   0.96       6.05
FOR THE PERIOD JANUARY 5, 1994(G) THROUGH OCTOBER 31,
1994-Institutional
Shares..................    0.45(b)    6.48(b)  288.25      24,508   1.46(b)    5.47(b)
                                             GLOBAL INCOME FUND
------------------------  -------------------------------------------------------
FOR THE SIX MONTHS ENDED APRIL 30, 1997 (UNAUDITED)
Class A Shares..........
Class B Shares..........
Institutional Shares....
FOR THE YEARS ENDED OCTOBER 31,
1996-Class A shares.....    1.16       5.81     232.15     198,665   1.64       5.33
1996-Class B shares(m)..    1.70(b)    5.16(b)  232.15         256   2.14(b)    4.72(b)
1996-Institutional
shares..................    0.65       6.35     232.15      54,254   1.11       5.89
1995-Class A shares.....    1.29       6.23     265.86     245,835   1.58       5.94
1995-Institutional
shares(m)...............    0.65(b)    6.01(b)  265.86      31,619   1.08(b)    5.58(b)
1994-Class A shares.....    1.28       5.73     343.74     396,584   1.53       5.48
1993-Class A shares.....    1.30       5.78     313.88     675,662   1.55       5.53
1992-Class A shares.....    1.37       7.85     270.75     588,893   1.62       7.60
FOR THE PERIOD AUGUST 2, 1991(G) THROUGH OCTOBER 31,
1991-Class A shares.....    0.38(f)    1.72(f)   34.22(f)  388,744   0.44(f)    1.66(f)
---------------------------------------------------------------------------------------

(a) Calculated based on the average shares outstanding methodology.
(b) Annualized.
(c) Class A share activity commenced on May 15, 1995.
(d) Includes the effect of mortgage dollar roll transactions.
(e) Administration share activity commenced on April 15, 1993.
(f) Not annualized.
(g) Commencement of operations.
(h) GS Short Duration Government Fund Administration shares were redeemed in full on February 23, 1995 and re-commenced on February 28, 1996 at $9.86.
(i) Service share activity commenced on April 10, 1996.
(j) Administration and service share activity commenced on May 20, 1993 and September 20, 1994 respectively.
(k) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and not sales charges. For Class A shares only, total return would be reduced if a sales charge were taken into account.
(l) Administration and Service share activity commenced operations on February 28, 1996 and March 13, 1996 respectively.
(m) Institutional and Class B shares commenced operations on June 1, 1995 and May 1, 1996, respectively.
(n) Includes the balancing effect of calculating per share amounts.

                                                                   RATIOS ASSUMING NO
                                                                   VOLUNTARY WAIVER OF
                                                                     FEES OR EXPENSE
                                                                       LIMITATIONS
                                                                   --------------------
                          RATIO OF                           NET              RATIO OF
                            NET      RATIO OF              ASSETS  RATIO OF     NET
                          EXPENSES     NET                 AT END  EXPENSES  INVESTMENT
                             TO     INVESTMENT               OF       TO       INCOME
                          AVERAGE   INCOME TO  PORTFOLIO   PERIOD  AVERAGE   (LOSS) TO
                            NET      AVERAGE   TURNOVER      (IN     NET      AVERAGE
                           ASSETS   NET ASSETS  RATE(D)     000S)   ASSETS   NET ASSETS
                          --------  ---------- ---------   ------- --------  ----------
                                           CORE FIXED INCOME FUND
---------------------------------------------------------------------------------------
FOR THE SIX MONTHS ENDED APRIL 30, 1997 (UNAUDITED)
Institutional Shares....
Administration Shares...
Service Shares
FOR THE YEAR ENDED OCTOBER 31,
1996-Institutional
Shares..................    0.45       6.51     414.20      72,061   0.83       6.13
1996-Administration
Shares(1)...............    0.70(b)    6.41(b)  414.20         702   1.08(b)    6.03(b)
1996-Service Shares(1)..    0.95(b)    6.37(b)  414.20         381   1.33(b)    5.99(b)
1995-Institutional
Shares..................    0.45       6.56     383.26      55,502   0.96       6.05
FOR THE PERIOD JANUARY 5, 1994(G) THROUGH OCTOBER 31,
1994-Institutional
Shares..................    0.45(b)    6.48(b)  288.25      24,508   1.46(b)    5.47(b)
                                             GLOBAL INCOME FUND
------------------------  -------------------------------------------------------
FOR THE SIX MONTHS ENDED APRIL 30, 1997 (UNAUDITED)
Class A Shares..........
Class B Shares..........
Institutional Shares....
FOR THE YEARS ENDED OCTOBER 31,
1996-Class A shares.....    1.16       5.81     232.15     198,665   1.64       5.33
1996-Class B shares(m)..    1.70(b)    5.16(b)  232.15         256   2.14(b)    4.72(b)
1996-Institutional
shares..................    0.65       6.35     232.15      54,254   1.11       5.89
1995-Class A shares.....    1.29       6.23     265.86     245,835   1.58       5.94
1995-Institutional
shares(m)...............    0.65(b)    6.01(b)  265.86      31,619   1.08(b)    5.58(b)
1994-Class A shares.....    1.28       5.73     343.74     396,584   1.53       5.48
1993-Class A shares.....    1.30       5.78     313.88     675,662   1.55       5.53
1992-Class A shares.....    1.37       7.85     270.75     588,893   1.62       7.60
FOR THE PERIOD AUGUST 2, 1991(G) THROUGH OCTOBER 31,
1991-Class A shares.....    0.38(f)    1.72(f)   34.22(f)  388,744   0.44(f)    1.66(f)
---------------------------------------------------------------------------------------

                                     12--1

                      INVESTMENT OBJECTIVES AND POLICIES


  The investment objectives and principal investment policies of each Fund are described below. Other investment practices and management techniques, which involve certain risks are described under "Description of Securities," "Risk Factors" and "Investment Techniques." There can be no assurance that a Fund's investment objectives will be achieved.

  A Fund's duration approximates its price sensitivity to changes in interest rates. Maturity measures the time until final payment is due; it takes no account of the pattern of a security's cash flows over time. In computing portfolio duration, a Fund will estimate the duration of obligations that are subject to prepayment or redemption by the issuer taking into account the influence of interest rates on prepayments and coupon flows. This method of computing duration is known as "option-adjusted" duration. A Fund will not be limited as to its maximum weighted average portfolio maturity or the maximum stated maturity with respect to individual securities unless otherwise noted.

  A Fund will deem a security to have met its minimum credit rating requirement if the security receives the minimum required long-term rating (or the equivalent short-term credit rating) at the time of purchase from at least one rating organization (including, but not limited to, Standard & Poor's Ratings Group ("S&P") and Moody's Investors Service, Inc. ("Moody's")) even though it has been rated below the minimum rating by one or more other rating organizations, or, if unrated by a rating organization, is determined by the Investment Adviser to be of comparable quality. If a security satisfies a Fund's minimum rating criteria at the time of purchase and is subsequently downgraded below such rating, the Fund will not be required to dispose of such security. If a downgrade occurs, the Investment Adviser will consider what action, including the sale of such security, is in the best interest of a Fund and its shareholders.

  The Investment Adviser will have access to the research of, and proprietary technical models developed by, Goldman Sachs and will apply quantitative and qualitative analysis in determining the appropriate allocations among the categories of issuers and types of securities.

 ADJUSTABLE RATE GOVERNMENT FUND


  OBJECTIVE. The Fund's investment objective is to provide investors with a high level of current income, consistent with low volatility of principal.

  DURATION. Under normal interest rate conditions, the Fund's duration is expected to be in a range approximately equal to that of a six-month to one-year U.S. Treasury security. In addition, under normal interest rate conditions, the Fund's maximum duration will not exceed two years. The approximate interest rate sensitivity of the Fund is comparable to a nine-month note.

  INVESTMENT SECTOR. The Fund invests, under normal circumstances, at least 65% of its total assets in U.S. Government Securities that are adjustable rate mortgage pass-through securities and other U.S. Government Securities. The remainder of the Fund's assets (up to 35%) may be invested in other U.S. Government Securities, including mortgage pass-through securities, other securities representing an interest in or collateralized by adjustable rate and fixed rate mortgage loans ("Mortgage-Backed Securities") and repurchase agreements collateralized by U.S. Government Securities. Substantially all of the Fund's assets will be invested in U.S. Government Securities. 100% of the Fund's portfolio will be invested in U.S. dollar-denominated securities.

  CREDIT QUALITY. The Fund invests in U.S. Government Securities and repurchase agreements collateralized by such securities.

  OTHER. The Fund may employ certain active management techniques to manage the duration and term structure of the Fund and to seek to enhance returns. These techniques include, but are not limited to, the use of financial futures contracts, option contracts (including options on futures), mortgage and interest rate swaps and interest rate floors, caps and collars. The Fund may also employ other investment techniques to seek to enhance returns, such as lending portfolio securities and entering into mortgage dollar rolls, repurchase agreements and other investment practices described under "Investment Techniques."

 SHORT DURATION GOVERNMENT FUND


  OBJECTIVE. The Fund's investment objective is to provide a high level of current income. Secondarily, the Fund may, in seeking current income, also consider the potential for capital appreciation.

  DURATION. Under normal interest rate conditions, the Fund's duration is expected to be equal to that of the Fund's benchmark, the two-year U.S. Treasury security, plus or minus .5 years. In addition, under normal interest rate conditions, the Fund's maximum duration will not exceed three years. The approximate interest rate sensitivity of the Fund is comparable to a two-year bond.

  INVESTMENT SECTOR. The Fund invests, under normal market conditions, at least 65% of its total assets in U.S. Government Securities and in repurchase agreements collateralized by such securities. Substantially all of the Fund's assets will be invested in U.S. Government Securities. 100% of the Fund's portfolio will be invested in U.S. dollar-denominated securities.

  CREDIT QUALITY. The Fund invests in U.S. Government Securities and repurchase agreements collateralized by such securities.

  OTHER. The Fund may employ certain active management techniques to manage the duration and term structure of the Fund and to seek to enhance returns. These techniques include, but are not limited to, the use of financial futures contracts, option contracts (including options on futures), mortgage and interest rate swaps and interest rate floors, caps and collars. The Fund may also employ other investment techniques to seek to enhance returns, such as lending portfolio securities and entering into mortgage dollar rolls, repurchase agreements and other investment practices described under "Investment Techniques."

 SHORT DURATION TAX-FREE FUND


  OBJECTIVE. The Fund's investment objective is to provide investors with a high level of current income, consistent with relatively low volatility of principal, that is exempt from regular federal income tax.

  DURATION. Under normal interest rate conditions, the Fund's duration is expected to be equal to that of the Fund's benchmark, the Lehman Brothers three-year Municipal Bond Index, plus or minus .5 years. In addition, under normal interest rate conditions, the Fund's maximum duration will not exceed four years. The approximate interest rate sensitivity of the Fund is comparable to a three-year bond.

  INVESTMENT SECTOR. The Fund invests, under normal conditions, at least 80% of its net assets in fixed-income securities issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and the political subdivisions, agencies and instrumentalities thereof ("Municipal

Securities"), the interest on which is exempt from regular federal income tax (i.e., excluded from gross income for federal income tax purposes), and is not a tax preference item under the federal alternative minimum tax. Under normal circumstances, the Fund's investments in private activity bonds and taxable investments will not exceed, in the aggregate, 20% of the Fund's net assets. The interest from certain private activity bonds (including the Fund's distributions of such interest) may be a preference item for purposes of the federal alternative minimum tax. 100% of the Fund's portfolio will be invested in U.S. dollar-denominated securities.

  CREDIT QUALITY. The Municipal Securities in which the Fund invests will be rated, at the time of investment, at least BBB by S&P or Baa by Moody's. Municipal Securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers' capability to pay interest and repay principal. The credit rating assigned to Municipal Securities by these rating organizations or by the Investment Adviser may reflect the existence of guarantees, letters of credit or other credit enhancement features available to the issuers or holders of such Municipal Securities.

  OTHER. The Fund may employ certain active management techniques to manage the duration and term structure of the Fund and to seek to enhance returns. These techniques include, but are not limited to, the use of financial futures contracts, option contracts (including options on futures), interest rate swaps, floors, caps and collars. The Fund may also employ other investment techniques to seek to enhance returns, such as lending portfolio securities and entering into repurchase agreements and other investment practices described under "Investment Techniques."

  While the Fund, under normal market conditions, invests substantially all of its assets in Municipal Securities, the recognition of certain accrued market discount income (if the Fund acquires Municipal Securities or other obligations at a market discount), income from investments other than Municipal Securities and any capital gains generated from the disposition of investments, will result in taxable income. In addition to federal income tax, shareholders may be subject to state, local or foreign taxes on distributions of such income received from the Fund. See "Description of Securities."

 GOVERNMENT INCOME FUND

  OBJECTIVE. The Fund's investment objective is to provide investors with a high level of current income, consistent with safety of principal.

  DURATION. Under normal interest rate conditions, the Fund's duration is expected to be equal to that of the Fund's benchmark, the Lehman Brothers Mutual Fund Government/Mortgage Index, plus or minus one year. In addition, under normal interest rate conditions, the Fund's maximum duration will not exceed six years. The approximate interest rate sensitivity of the Fund is comparable to a five-year bond.

  INVESTMENT SECTOR. The Fund invests, under normal circumstances, at least 65% of its total assets in U.S. Government Securities and in repurchase agreements collateralized by such securities. The remainder of the Fund's assets may be invested in non-government securities such as privately issued Mortgage-Backed Securities, Asset-Backed Securities and corporate securities. 100% of the Fund's portfolio will be invested in U.S. dollar-denominated securities.

  CREDIT QUALITY. The Fund's non-U.S. Government Securities will be rated, at the time of investment, AAA by S&P or Aaa by Moody's.

  OTHER. The Fund may employ certain active management techniques to manage the duration and term structure of the Fund and to seek to enhance returns. These techniques include, but are not limited to, the use of financial futures contracts, option contracts (including options on futures), mortgage and interest rate swaps and interest rate floors, caps and collars. The Fund may also employ other investment techniques to seek to enhance returns, such as lending portfolio securities and entering into mortgage dollar rolls, repurchase agreements and other investment practices described under "Investment Techniques."

 MUNICIPAL INCOME FUND

  OBJECTIVE. The Fund's investment objective is to provide investors with a high level of current income that is exempt from regular federal income tax, consistent with preservation of capital.

  DURATION. Under normal interest rate conditions, the Fund's duration is expected to be equal to that of the Fund's benchmark, the Lehman Brothers fifteen-year Municipal Bond Index, plus or minus one year. In addition, under normal interest rate conditions, the Fund's maximum duration will not exceed twelve years. The approximate interest rate sensitivity of the Fund is comparable to a fifteen-year bond.

  INVESTMENT SECTOR. The Fund invests, under normal circumstances, at least 80% of its net assets in Municipal Securities, the interest on which is exempt from regular federal income tax (i.e., excluded from gross income for federal income tax purposes). The Fund may invest up to 100% of its net assets in private activity bonds, the interest from certain of which (including the Fund's distributions of such interest) may be a preference item for purposes of the federal alternative minimum tax. 100% of the Fund's portfolio will be invested in U.S. dollar-denominated securities.

  CREDIT QUALITY. Under normal market conditions, the weighted average credit quality of the Fund's portfolio will be equivalent to that of securities rated AA by S&P or Aa by Moody's. All securities purchased by the Fund will be rated, at the time of investment, at least BBB by S&P or Baa by Moody's. Fixed-income securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers' capability to pay interest and repay principal. The credit rating assigned to Municipal Securities by these rating organizations or by the Investment Adviser may reflect the existence of guarantees, letters of credit or other credit enhancement features available to the issuers or holders of such Municipal Securities.

  OTHER. The Fund may employ certain active management techniques to manage the duration and term structure of the Fund and to seek to enhance returns. These techniques include, but are not limited to, the use of financial futures contracts, option contracts (including options on futures), interest rate swaps, interest rate floors, caps and collars. The Fund may also employ other investment techniques to seek to enhance returns, such as lending portfolio securities and entering into repurchase agreements and other investment practices described under "Investment Techniques."

  While the Fund, under normal market conditions, invests substantially all of its assets in Municipal Securities, the recognition of certain accrued market discount income (if the Fund acquires Municipal Securities or other obligations at a market discount), income from investments other than Municipal Securities and any capital gains generated from the disposition of investments, will result in taxable income. In addition to federal income tax, shareholders may be subject to state, local or foreign taxes on distributions of such income received from the Fund. See "Description of Securities."

 CORE FIXED INCOME FUND


  OBJECTIVE. The Fund's investment objective is to provide investors with a total return consisting of capital appreciation and income that exceeds the total return of the Lehman Brothers Aggregate Bond Index (the "Index").

  DURATION. Under normal interest rate conditions, the Fund's duration is expected to be equal to that of the Fund's benchmark, the Lehman Brothers Aggregate Bond Index, plus or minus one year. In addition, under normal interest rate conditions, the Fund's maximum duration will not exceed six years. The approximate interest rate sensitivity of the Fund is comparable to a five-year bond.

  INVESTMENT SECTOR. The Fund invests, under normal circumstances, at least 65% of its total assets in fixed-income securities, including U.S. Government Securities, corporate debt securities, Mortgage-Backed Securities, and Asset-Backed Securities. The Fund may invest up to 25% of its total assets in obligations of domestic and foreign issuers which are denominated in currencies other than the U.S. dollar, 10% of which may be invested in issuers in countries with emerging markets and economies. A number of investment strategies will be used to achieve the Fund's investment objective, including market sector selection, determination of yield curve exposure, and issuer selection. In addition, the Investment Adviser will attempt to take advantage of pricing inefficiencies in the fixed-income markets.

  The Index currently includes U.S. Government Securities and fixed-rate, publicly issued, U.S. dollar-denominated fixed-income securities rated at least BBB or Baa or in their equivalent ratings category by S&P or Moody's. The securities currently included in the Index have at least one year remaining to maturity; have an outstanding principal amount of at least $100 million; and are issued by the following types of issuers, with each category receiving a different weighting in the Index: U.S. Treasury; agencies, authorities or instrumentalities of the U.S. government; issuers of Mortgage-Backed Securities; utilities; industrial issuers; financial institutions; foreign issuers; and issuers of Asset-Backed Securities. The Index is a trademark of Lehman Brothers. Inclusion of a security in the Index does not imply an opinion by Lehman Brothers as to its attractiveness or appropriateness for investment. Although Lehman Brothers obtains factual information used in connection with the Index from sources which it considers reliable, Lehman Brothers claims no responsibility for the accuracy, completeness or timeliness of such information and has no liability to any person for any loss arising from results obtained from the use of the Index data.

  CREDIT QUALITY. All U.S. dollar-denominated fixed-income securities purchased by the Fund will be rated, at the time of investment, at least BBB by S&P or Baa by Moody's. The non-U.S. dollar-denominated fixed-income securities in which the Fund may invest will be rated, at the time of investment, at least AA by S&P or Aa by Moody's. Fixed-income securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers' capability to pay interest and repay principal.

  OTHER. The Fund may employ certain active management techniques to manage the duration and term structure of the Fund, to seek to hedge its exposure to foreign currencies and to seek to enhance returns. These techniques include, but are not limited to, the use of financial futures contracts, option contracts (including options on futures), forward foreign currency exchange contracts, currency options and futures, currency, mortgage and interest rate swaps and interest rate floors, caps and collars. Currency and interest rate management techniques involve risks different from those associated with investing solely in U.S. dollar-denominated fixed-income securities of U.S. issuers. It is expected that the Fund will use certain currency techniques to seek to hedge against currency exchange rate fluctuations or to seek to increase total return. The Fund may invest in custodial receipts, Municipal Securities and convertible securities. The Fund may also employ other investment techniques to seek to enhance returns, such as lending portfolio securities and entering into mortgage dollar rolls, repurchase agreements and other investment practices, described under "Investment Techniques."

 GLOBAL INCOME FUND


  OBJECTIVE. The Fund's investment objective is to provide investors with a high total return, emphasizing current income, and, to a lesser extent, providing opportunities for capital appreciation.

  DURATION. Under normal interest rate conditions, the Fund's duration is expected to be equal to that of the Fund's benchmark, the J.P. Morgan Global Government Bond Index (hedged), plus or minus 2.5 years. In addition, under normal interest rate conditions, the Fund's maximum duration will not exceed
7.5 years. The approximate interest rate sensitivity of the Fund is comparable to a six-year bond.

  INVESTMENT SECTOR. The Fund invests primarily in a portfolio of high quality fixed-income securities of U.S. and foreign issuers and enters into transactions in foreign currencies. Under normal market conditions, the Fund will (i) have at least 30% of its total assets, after considering the effect of currency positions, denominated in U.S. dollars and (ii) invest in securities of issuers in at least three countries. The Fund may also invest up to 10% of its total assets in issuers in countries with emerging markets and economies. The Fund seeks to meet its investment objective by pursuing investment opportunities in foreign and domestic fixed-income securities markets and by engaging in currency transactions to seek to enhance returns and to seek to hedge its portfolio against currency exchange rate fluctuations.

  The fixed-income securities in which the Fund may invest include: (i) U.S. Government Securities and custodial receipts therefor; (ii) securities issued or guaranteed by a foreign government or any of its political subdivisions, authorities, agencies, instrumentalities or by supranational entities (i.e., international organizations designated or supported by governmental entities to promote economic reconstruction or development, such as the World Bank);
(iii) corporate debt securities; (iv) certificates of deposit and bankers' acceptances issued or guaranteed by, or time deposits maintained at, U.S. or foreign banks (and their branches wherever located) having total assets of more than $1 billion; (v) commercial paper and (vi) Mortgage-Backed and Asset-Backed Securities.

  CREDIT QUALITY. All securities purchased by the Fund will be rated, at the time of investment, at least AA by S&P or Aa by Moody's. However, the Fund may also invest in obligations of a sovereign issuer, denominated in the issuer's own currency, rated at least A by S&P or Moody's. The Fund will invest at least 50% of its total assets in securities rated, at the time of investment, AAA by S&P or Aaa by Moody's.

  OTHER. The Fund may employ certain active management techniques to manage the duration and term structure of the Fund, to seek to hedge its exposure to foreign currencies and to seek to enhance returns. These techniques include, but are not limited to, the use of financial futures contracts, option contracts (including options on futures), forward foreign currency exchange contracts, currency options and futures, currency, mortgage and interest rate swaps and interest rate floors, caps and collars. Currency and interest rate management techniques involve risks different from those associated with investing solely in U.S. dollar-denominated fixed-income securities of U.S. issuers. It is expected that the Fund will use certain currency techniques to seek to hedge against currency exchange rate fluctuations or to seek to increase total return. While the Fund will have both long and short currency positions, its net long and short foreign currency exposure will not exceed the value of the Fund's total assets. To the extent that the Fund is fully invested in foreign securities while also maintaining currency positions, it may be exposed to greater combined risk. The Fund's net currency positions may expose it to risks independent of its securities positions. The Fund may also employ other investment techniques to seek to enhance returns, such as lending portfolio securities and entering into mortgage dollar rolls, repurchase agreements and other investment practices described under "Investment Techniques."

  The Fund may invest more than 25% of its total assets in the securities of corporate and governmental issuers located in each of Canada, Germany, Japan, and the United Kingdom as well as in the securities of U.S. issuers. Concentration of the Fund's investments in such issuers will subject the Fund, to a greater extent than if investment was more limited, to the risks of adverse securities markets, exchange rates and social, political or economic events which may occur in those countries. With respect to other countries, not more than 25% of the Fund's total assets will be invested in securities of issuers in any other foreign country.

 HIGH YIELD FUND


  OBJECTIVE. The Fund's investment objective is to provide investors with a high level of current income. Secondarily, the Fund may, in seeking current income, also consider the potential for capital appreciation.

  DURATION. Under normal interest rate conditions, the Fund's duration is expected to be equal to that of the Fund's benchmark, the Lehman Brothers High Yield Bond Index, plus or minus 2.5 years. In addition, under normal interest rate conditions, the Fund's maximum duration will not exceed 7.5 years. The approximate interest rate sensitivity of the Fund is comparable to a 6-year bond.

  INVESTMENT SECTOR. The Fund invests, under normal circumstances, at least 65% of its total assets in high yield, fixed-income securities rated, at the time of investment, below investment grade. Non-investment grade securities are securities rated BB or below by S&P, Ba or below by Moody's, an equivalent rating by another rating organization, or if unrated by a rating organization, determined by the Investment Adviser to be of comparable quality. The Fund may invest in all types of fixed-income securities, including senior and subordinated corporate debt obligations (such as bonds, debentures, notes and commercial paper), convertible and non-convertible corporate debt obligations, and preferred stock. The Fund may invest up to 25% of its total assets in obligations of domestic and foreign issuers (including securities of issuers located in countries with emerging markets and economies) which are denominated in currencies other than the U.S. dollar. Under normal market conditions, the Fund may invest up to 35% of its total assets in investment grade fixed-income securities, including U.S. Government Securities, Asset-Backed and Mortgage-Backed Securities and corporate securities. The Fund may also invest in common stocks, warrants, rights and other equity securities, but will generally hold such equity investments only when debt or preferred stock of the issuer of such equity securities is held by the Fund. A number of investment strategies are used to seek to achieve the Fund's investment objective, including market sector selection, determination of yield curve exposure, and issuer selection. In addition, the Investment Adviser will attempt to take advantage of pricing inefficiencies in the fixed-income markets.

  CREDIT QUALITY. The Fund invests primarily in high yield, fixed income securities rated below investment grade. Non-investment grade securities (commonly known as "junk bonds") tend to offer higher yields than higher rated securities with similar maturities. Non-investment grade securities are, however, considered speculative and generally involve greater price volatility and greater risk of loss of principal and interest than higher rated securities. See "Description of Securities." A description of the corporate bond and preferred stock ratings is contained in Appendix B to the Additional Statement.

  OTHER. The Fund may employ certain active management techniques to manage the duration and term structure of the Fund, to seek to hedge its exposure to foreign securities and to seek to enhance returns. These techniques include, but are not limited to, the use of financial futures contracts, option contracts (including options on futures), forward foreign currency exchange contracts, currency options and futures, currency, mortgage and interest rate swaps, and interest rate floors, caps and collars. Currency and interest rate management techniques involve risks different from those associated with investing solely in U.S. dollar-denominated fixed-income securities of U.S. issuers. It is expected that the Fund will use currency techniques to seek to hedge against currency exchange rate fluctuations or to seek to increase total return. The Fund may also employ other investment techniques to seek to enhance returns, such as lending portfolio securities and entering into repurchase agreements and other investment practices described under "Investment Techniques."


                           DESCRIPTION OF SECURITIES


U.S. GOVERNMENT SECURITIES

  Each Fund may invest in U.S. Government Securities. Generally, these securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises which are supported by (a) the full faith and credit of the U.S. Treasury (such as the Government National Mortgage Association ("Ginnie Mae")), (b) the right of the issuer to borrow from the U.S. Treasury (such as securities of the Student Loan Marketing Association), (c) the discretionary authority of the U.S. government to purchase certain obligations of the issuer (such as the Federal National Mortgage Association ("Fannie Mae") and Federal Home Loan Mortgage Corporation ("Freddie Mac")), or (d) only the credit of the issuer. No assurance can be given that the U.S. government will provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises in the future.

  U.S. Government Securities also include Treasury receipts, zero coupon bonds and other stripped U.S. Government Securities, where the interest and principal components of stripped U.S. Government Securities are traded independently. The most widely recognized program is the Separate Trading of Registered Interest and Principal of Securities Program.

MORTGAGE-BACKED SECURITIES

  CHARACTERISTICS OF MORTGAGE-BACKED SECURITIES. Mortgage-Backed Securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Mortgagors can generally prepay interest or principal on their mortgage whenever they choose. Therefore, Mortgage-Backed Securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of principal prepayments on the underlying loans. This can result in significantly greater price and yield volatility than is the case with traditional fixed-income securities. During periods of declining interest rates, prepayments can be expected to accelerate, and thus impair a Fund's ability to reinvest the returns of principal at comparable yields. Conversely, in a rising interest rate environment, a declining prepayment rate will extend the average life of many Mortgage-Backed Securities and prevent a Fund from taking advantage of such higher yields.

  FIXED RATE MORTGAGE LOANS. Generally, fixed-rate mortgage loans pay interest at fixed annual rates and have original terms to maturity ranging from 5 to 40 years. Fixed-rate mortgage loans typically provide for monthly payments of principal and interest in substantially equal installments for the term of the mortgage note in sufficient amounts to fully amortize principal by maturity, although certain fixed-rate mortgage loans provide for a large final "balloon" payment upon maturity.

  ADJUSTABLE RATE MORTGAGE LOANS ("ARMS"). The Adjustable Rate Government Fund will primarily, and the Short Duration Government, Government Income, Core Fixed Income, Global Income and High Yield Funds may, invest in ARMs, which are pass-through mortgage securities collateralized by mortgages with adjustable rather than fixed coupon rates. ARMs generally provide for a fixed initial mortgage interest rate for a set period. Thereafter, the interest rates are subject to periodic adjustments based on changes to a designated benchmark index.

  ARMs allow a Fund to participate in increases in interest rates through periodic increases in the securities' coupon rates. During periods of declining interest rates, coupon rates may readjust downward resulting in lower yields to a Fund. Therefore, the value of an ARM is unlikely to rise during periods of declining interest rates to the same extent as fixed-rate securities. Interest rate declines may result in accelerated prepayment of mortgages with the result that proceeds from prepayments will be reinvested at lower interest rates. During periods of rising interest rates, changes in the coupon rate will lag behind changes in the market rate. ARMs are also typically subject to maximum increases and decreases in the interest rate adjustment which can be made on any one adjustment date, in any one year, or during the life of the security. In the event of dramatic increases or decreases in prevailing market interest rates, the value of a Fund's investments in ARMs may fluctuate more substantially since these limits may prevent the security from fully adjusting its interest rate to the prevailing market rates.

  U.S. GOVERNMENT GUARANTEED MORTGAGE-BACKED SECURITIES. Certain Mortgage-Backed Securities are issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises. Such issuers include, but are not limited to, Ginnie Mae, Fannie Mae and Freddie Mac. See "U.S. Government Securities."

  PRIVATELY ISSUED MORTGAGE-BACKED SECURITIES. The Government Income, Core Fixed Income, Global Income and High Yield Funds may invest in Mortgage-Backed Securities issued or sponsored by non-governmental entities. Privately issued Mortgage-Backed Securities are generally backed by pools of conventional (i.e., non-government guaranteed or insured) mortgage loans. Since such Mortgage-Backed Securities normally are not guaranteed by an entity having the credit standing of Ginnie Mae, Fannie Mae or Freddie Mac, in order to receive a high quality rating from the rating organizations (i.e., S&P or Moody's), they normally are structured with one or more types of "credit enhancement."

  MULTIPLE CLASS MORTGAGE-BACKED SECURITIES AND COLLATERALIZED MORTGAGE OBLIGATIONS. The Adjustable Rate Government, Short Duration Government, Government Income, Core Fixed Income, Global Income and High Yield Funds may also invest in multiple class securities, including collateralized mortgage obligations ("CMOs") and Real Estate Mortgage Investment Conduit ("REMIC") pass-through or participation certificates. CMOs provide an investor with a specified interest in the cash flow from a pool of underlying mortgages or of other Mortgage-Backed Securities. CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final scheduled distribution date. In most cases, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full. A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended (the "Code"), and invests in certain mortgages principally secured by interests in real property and other permitted investments. The Funds do not intend to purchase residual interests in REMICs.

  STRIPPED MORTGAGE-BACKED SECURITIES. The Adjustable Rate Government, Short Duration Government, Government Income, Core Fixed Income, Global Income and High Yield Funds may invest in Stripped Mortgage-Backed Securities ("SMBS"), which are derivative multiple class Mortgage-Backed Securities.

SMBS are usually structured with two different classes; one that receives 100% of the interest payments and the other that receives 100% of the principal payments from a pool of mortgage loans. If the underlying mortgage loans experience different than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest from mortgage loans are generally higher than prevailing market yields on other Mortgage-Backed Securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

ASSET-BACKED SECURITIES

  The Government Income, Core Fixed Income, Global Income and High Yield Funds may invest in Asset-Backed Securities. The principal and interest payments on Asset-Backed Securities are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Such asset pools are securitized through the use of special purpose trusts or corporations. Principal and interest payments may be credit enhanced by a letter of credit, a pool insurance policy or a senior/subordinated structure.

MUNICIPAL SECURITIES

  GENERAL. Municipal Securities in which the Short Duration Tax-Free and Municipal Income Funds and, to a limited extent, the Core Fixed Income and High Yield Funds, invest consist of bonds, notes, commercial paper and other instruments (including participation interests in such securities) issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies or instrumentalities, the interest on which, in the opinion of bond counsel for the issuers or counsel selected by the Investment Adviser, is exempt from regular federal income tax (i.e., excluded from gross income for federal income tax purposes but not necessarily exempt from federal alternative minimum tax or from state or local taxes). Such securities may pay fixed, variable or floating rates of interest. Municipal Securities are often issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to lend to other public institutions and facilities.

  PRIVATE ACTIVITY BONDS. Municipal Securities also include "private activity bonds" or industrial development bonds, which are issued by or on behalf of public authorities to obtain funds for such projects as privately-operated housing facilities, airport, mass transit or port facilities and sewage disposal. In addition, proceeds of certain industrial development bonds are used for constructing, equipping, repairing or improving privately operated industrial or commercial facilities. The Short Duration Tax-Free and Municipal Income Funds distributions attributable to the interest income from private activity bonds may subject certain investors to the federal alternative minimum tax.

  MUNICIPAL LEASES AND CERTIFICATES OF PARTICIPATION. A municipal lease is an obligation in the form of a lease or installment purchase which is issued by a state or local government to acquire equipment and facilities. Certificates of participation represent undivided interests in municipal leases, installment purchase agreements or other instruments. The primary risk associated with municipal lease obligations and certificates of participation is that the governmental lessee will fail to appropriate funds to enable it to meet its payment obligations under the lease. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovering or the failure to fully recover the Fund's original investment. To the extent that a Fund invests in unrated municipal leases or participates in such leases, the Trustees will monitor on an ongoing basis the credit quality rating and risk of cancellation of such unrated leases. Certain municipal lease obligations and certificates of participation may be deemed illiquid for the purpose of a Fund's limitation on investments in illiquid securities.

  PRE-REFUNDED MUNICIPAL SECURITIES. The interest and principal payments on pre-refunded Municipal Securities are typically paid from the cash flow generated from an escrow fund consisting of U.S. Government Securities. These payments have been "pre-refunded" using the escrow fund.

  INSURED SECURITIES. "Insured" Municipal Securities are those for which scheduled payments of interest and principal are guaranteed by a private (non-governmental) insurance company. The insurance entitles a Fund to receive only the face or par value of the securities held by the Fund. The insurance does not guarantee the market value of the Municipal Securities or the net asset value of a Fund's shares.

  AUCTION RATE SECURITIES. Auction rate Municipal Securities permit the holder to sell the securities in an auction at par value at specified intervals. The dividend or interest is typically reset by "Dutch" auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is the risk that an auction will fail due to insufficient demand for the securities. A Fund will take the time remaining until the next scheduled auction date into account for purposes of determining the securities' duration.

CORPORATE DEBT OBLIGATIONS

  The Government Income, Core Fixed Income, Global Income and High Yield Funds may invest in corporate debt obligations. In addition to obligations of corporations, corporate debt obligations include securities issued by banks and other financial institutions. Corporate debt obligations are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations.

CONVERTIBLE SECURITIES

  The Core Fixed Income and High Yield Funds may invest in convertible securities, including debt obligations, and for High Yield Fund preferred stock, of an issuer convertible at a stated exchange rate into common stock of the issuer. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities in which a Fund invests are subject to the same rating criteria as its other investments in fixed-income securities.

PREFERRED STOCK, WARRANTS AND RIGHTS

  The High Yield Fund may invest in preferred stock, warrants and rights. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer's earnings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default (such as a covenant default or filing of a bankruptcy petition) or other non-compliance by the issuer with the terms of the preferred stock. Often, however, on the occurrence of any such event of default or non-compliance by the issuer, preferred stockholders will be entitled to gain representation on the issuer's board of directors or increase their existing board representation. In addition, preferred stockholders may be granted voting rights with respect to certain issues on the occurrence of any event of default.

  Warrants and other rights are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

FOREIGN INVESTMENTS

  FOREIGN SECURITIES. The Global Income Fund will, and the Core Fixed Income and High Yield Funds may, invest in fixed-income securities of foreign issuers denominated in any currency. However, the Core Fixed Income and High Yield Funds will limit their investments in non-U.S. dollar-denominated fixed-income securities to 25% of their total assets. This may offer potential benefits that are not available from investing exclusively in U.S. dollar-denominated domestic issues. Foreign countries may have economic policies or business cycles different from those of the U.S. and markets for foreign fixed-income securities do not necessarily move in a manner parallel to U.S. markets.

  Investing in the securities of foreign issuers involves risks that are not typically associated with investing in fixed-income securities of domestic issuers quoted in U.S. dollars. Such investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. In addition, if the currency in which a Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have on occasion been unable to keep pace with the volume of securities transactions, making it more difficult to conduct such transactions.

  The Core Fixed Income, Global Income and High Yield Funds may invest in an issuer domiciled in one country yet issuing the security in the currency of another country. The Funds may also invest in debt securities denominated in the European Currency Unit ("ECU"), which is a "basket" consisting of specified amounts in the currencies of certain of the twelve member states of the European Community. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Community from time to time to reflect changes in relative values of the underlying currencies. In addition, the Funds may invest in securities denominated in other currency "baskets."

  Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the U.S. Foreign securities markets may have substantially less volume than U.S. securities markets and securities of many foreign issuers may be less liquid and more volatile than securities of comparable domestic issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases capital gains), limitations on the removal of funds or other assets of a Fund, political or social instability or diplomatic developments which could affect investments in those countries.

  FOREIGN GOVERNMENT SECURITIES. The Core Fixed Income, Global Income and High Yield Funds may invest in debt obligations of foreign governments and governmental agencies, including those of emerging countries. Investment in sovereign debt obligations involves special risks not present in debt obligations of corporate issuers. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Fund may have limited recourse in the event of a default. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt, and in turn a Fund's net asset value, to a greater extent than the volatility inherent in debt obligations of U.S. issuers. A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward international lenders and the political constraints to which a sovereign debtor may be subject.

  EMERGING MARKETS. The Core Fixed Income and Global Income Funds may invest up to 10% and the High Yield Fund may invest up to 25% of their total assets in securities of issuers located in countries with emerging economies or securities markets ("emerging markets"). Political and economic structures in many emerging markets may be undergoing significant evolution and rapid development, and emerging markets may lack the social, political and economic stability characteristic of more developed countries. As a result, the risks relating to investments in foreign securities described above, including the possibility of nationalization, expropriation and confiscatory taxation, may be heightened. In addition, unanticipated political and social developments may affect the value of the Fund's investments in emerging markets and the availability to the Fund of additional investments in such countries. The small size and inexperience of the securities markets in certain emerging markets and the limited volume of trading in securities in those countries may make the Fund's investments in such countries less liquid and more volatile than investments in countries with more developed securities markets (such as the U.S., Japan and most Western European countries). See the Additional Statement for further information regarding a Fund's investments in emerging markets.

  FOREIGN CURRENCY TRANSACTIONS. Because investment in foreign issuers by the Core Fixed Income, Global Income and High Yield Funds will usually involve currencies of foreign countries, and because the Funds may have currency exposure independent of their securities positions, the value of the assets of a Fund as measured in U.S. dollars will be affected by changes in foreign currency exchange rates. A Fund may, to the extent it invests in foreign securities, purchase or sell forward foreign currency exchange contracts for hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange rates. A Fund also may enter into such contracts to seek to increase total return when the Investment Adviser anticipates that the foreign currency will appreciate or depreciate in value, but securities denominated or quoted in that currency do not present attractive investment opportunities and are not held in the Fund's portfolio. When entered into to seek to increase total return, forward foreign currency exchange contracts are considered speculative. The Funds may also engage in cross-hedging by using forward contracts in a currency different from that in which the hedged security is denominated or quoted if the Investment Adviser determines that there is a pattern of correlation between the two currencies. If a Fund enters into a forward foreign currency exchange contract to buy foreign currency for any purpose or to sell foreign currency to seek to increase total return, the Fund will be required to place cash or liquid assets in a segregated account with the Fund's custodian in an amount equal to the value of the Fund's total assets committed to the consummation of the forward contract. A Fund will incur costs in connection with conversions between various currencies. A Fund may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Investment Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relevant exchange rate.

  Currency exchange rates may fluctuate significantly over short periods of time causing, along with other factors, a Fund's net asset value to fluctuate. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the U.S. or abroad. To the extent that a substantial portion of a Fund's total assets, adjusted to reflect the Fund's net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries.

  The market in forward foreign currency exchange contracts, currency swaps and other privately negotiated currency instruments offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. Such contracts are subject to the risk that the counterparty to the contract will default on its obligations. Since these contracts are not guaranteed by an exchange or clearinghouse, a default on a contract would deprive a Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the Fund to cover its purchase or sale commitments, if any, at the current market price. A Fund will not enter into forward foreign currency exchange contracts, currency swaps or other privately negotiated currency instruments unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is considered to be investment grade by the Investment Adviser.

  The Core Fixed Income, Global Income and High Yield Fund's use of foreign currency management techniques in emerging markets may be limited. Due to the limited market for these instruments in emerging markets, the Investment Adviser does not currently anticipate that a significant portion of the Fund's currency exposure in emerging markets, if any, will be covered by such instruments. For a discussion of such instruments and the risks associated with their use, see "Investment Objectives and Policies" in the Additional Statement.

STRUCTURED SECURITIES

  The Core Fixed Income, Global Income and High Yield Funds may invest in structured securities. The value of the principal of and/or interest on such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, result in the loss of a Fund's investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may entail a greater degree of market risk than other types of fixed-income securities. Structured securities may also be more volatile, less liquid and more difficult to accurately price than less complex securities.

ZERO COUPON, DEFERRED INTEREST, PAY-IN-KIND AND CAPITAL APPRECIATION BONDS

  Each Fund may invest in zero coupon, deferred interest, and capital appreciation bonds. These are securities issued at a discount from their face value because interest payments are typically postponed until maturity. The amount of the discount rate varies depending on factors including the time remaining until maturity, prevailing interest rates, the security's liquidity and the issuer's credit quality. These securities also may take the form of debt securities that have been stripped of their interest payments. Each Fund may also invest in pay-in-kind securities which are securities that have interest payable by the delivery of additional securities. A portion of the discount with respect to stripped tax-exempt securities or their coupons may be taxable. The market prices of zero coupon, deferred interest, pay-in-kind and capital appreciation bonds generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality. A Fund's investments in zero coupon, deferred interest, pay-in-kind and capital appreciation bonds or stripped securities may require the Fund to sell certain of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements. See "Taxation" in the Additional Statement.


                                 RISK FACTORS


  INTEREST RATE RISK. When interest rates decline, the market value of fixed-income securities tends to increase. Conversely, when interest rates increase, the market value of fixed-income securities tends to decline. Volatility of a security's market value will differ depending upon the security's duration, the issuer and the type of instrument.

  DEFAULT RISK/CREDIT RISK. Investments in fixed-income securities are subject to the risk that the issuer could default on its obligations and a Fund could sustain losses on such investments. A default could impact both interest and principal payments.

  CALL RISK AND EXTENSION RISK. Fixed-income securities may be subject to both call risk and extension risk. Call risk (i.e., where the issuer exercises its right to pay principal on an obligation earlier than scheduled) causes cash flow to be returned earlier than expected. This typically results when interest rates have declined and a Fund will suffer from having to reinvest in lower yielding securities. Extension risk (i.e., where the issuer exercises its right to pay principal on an obligation later than scheduled) causes cash flows to be returned later than expected. This typically results when interest rates have increased and a Fund will suffer from the inability to invest in higher yielding securities. Certain types of U.S. Government, Asset-Backed, corporate, foreign, Mortgage-Backed and Municipal Securities have this call and/or extension risk.

  The investment characteristics of Mortgage-Backed Securities and Asset-Backed Securities differ from those of traditional fixed-income securities because they generally have both call risk (also known as prepayment risk) and extension risk. Homeowners have the option to prepay their mortgage. Therefore, the duration of a security backed by home mortgages can either shorten (call risk) or lengthen (extension risk). Investors are exposed to the fluctuating principal and interest payments associated with such securities. In general, if interest rates on new mortgage loans fall sufficiently below the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to increase. Conversely, if mortgage loan interest rates rise above the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to decrease.

  ARMs also have the risk of prepayments, which will have a greater impact on the Adjustable Rate Government Fund. The rate of principal prepayments with respect to ARMs has fluctuated in recent years. As with fixed-rate mortgage loans, ARMs may be subject to a greater rate of principal repayments in a declining interest rate environment. For example, if prevailing interest rates fall significantly, ARMs could be subject to higher prepayment rates (than if prevailing interest rates remain constant or increase) because the availability of low fixed-rate mortgages may encourage mortgagors to refinance their ARMs to "lock-in" a fixed-rate mortgage. Conversely, if prevailing interest rates rise significantly, ARMs may prepay slower. As with fixed-rate mortgages, ARM prepayment rates vary in both stable and changing interest rate environments. There are certain ARMs where the homeowner's payments do not fully cover interest, so the principal balance increases over time. These "negative amortizing" ARMs may be subject to greater default risk.

  DERIVATIVE MORTGAGE-BACKED SECURITIES. Because derivative Mortgage-Backed Securities (such as principal-only (POs), interest-only (IOs) or inverse floating rate securities) are more exposed to mortgage prepayments, they generally involve a greater amount of risk. Small changes in prepayments can significantly impact the cash flow and the market value of these securities. The risk of faster than anticipated prepayments generally adversely affects IOs, super floaters and premium priced Mortgage-Backed Securities. The risk of slower than anticipated prepayments generally adversely affects POs, floating-rate securities subject to interest rate caps, support tranches and discount priced Mortgage-Backed Securities. In addition, particular derivative securities may be leveraged such that their exposure (i.e., price sensitivity) to interest rate and/or prepayment risk is magnified.

  TAX RISK OF MUNICIPAL SECURITIES. Due to Municipal Securities' tax-exempt status, their yields and market values may be more adversely impacted by changes in tax rates and policies than taxable fixed-income securities. Because interest income from Municipal Securities is not subject to regular federal income taxation, the attractiveness of Municipal Securities in relation to other investment alternatives is affected by changes in federal income tax rates applicable to, or the continuing federal income tax-exempt status of, such interest income. Any proposed or actual changes in such rates or exempt status, therefore, can significantly affect the demand for and supply, liquidity and marketability of Municipal Securities, which could in turn affect a Fund's ability to acquire and dispose of Municipal Securities at desirable yield and price levels.

  RISKS OF INVESTING IN NON-INVESTMENT GRADE FIXED-INCOME SECURITIES. Non-investment grade fixed-income securities are considered predominantly speculative by traditional investment standards. In some cases, these obligations may be highly speculative and have poor prospects for reaching investment grade standing. Non-investment grade fixed-income securities and unrated securities of comparable credit quality (commonly known as "junk bonds") are subject to the increased risk of an issuer's inability to meet principal and interest obligations. These securities, also referred to as high yield securities, may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less secondary market liquidity.

  Non-investment grade fixed-income securities are often issued in connection with a corporate reorganization or restructuring or as part of a merger, acquisition, takeover or similar event. They are also issued by less established companies seeking to expand. Such issuers are often highly leveraged and generally less able than more established or less leveraged entities to make scheduled payments of principal and interest in the event of adverse developments or business conditions.

  The market value of non-investment grade fixed-income securities tends to reflect individual corporate developments to a greater extent than that of higher rated securities which react primarily to fluctuations in the general level of interest rates. As a result, a Fund's ability to achieve its investment objectives may depend to a greater extent on the Investment Adviser's judgment concerning the creditworthiness of issuers than funds which invest in higher-rated securities. Issuers of non-investment grade fixed-income securities may not be able to make use of more traditional methods of financing and their ability to service debt obligations may be more adversely affected than issuers of higher-rated securities by economic downturns, specific corporate developments or the issuer's inability to meet specific projected business forecasts. Negative publicity about the junk bond market and investor perceptions regarding lower rated securities, whether or not based on fundamental analysis, may depress the prices for such securities.

  A holder's risk of loss from default is significantly greater for non-investment grade fixed-income securities than is the case for holders of other debt securities because such non-investment grade securities are generally unsecured and are often subordinated to the rights of other creditors of the issuers of such securities. Investment by a Fund in defaulted securities poses additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by a Fund of its initial investment and any anticipated income or appreciation is uncertain.

  The secondary market for non-investment grade fixed-income securities is concentrated in relatively few market makers and is dominated by institutional investors, including mutual funds, insurance companies and other financial institutions. Accordingly, the secondary market for such securities is not as liquid as, and is more volatile than, the secondary market for higher-rated securities. In addition, market trading volume for high yield fixed-income securities is generally lower and the secondary market for such securities could contract under adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the market price and a Fund's ability to dispose of particular portfolio investments. A less liquid secondary market also may make it more difficult for a Fund to obtain precise valuations of the high yield securities in its portfolio.

  Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of non-investment grade securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the conditions of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in non-investment grade and comparable unrated obligations will be more dependent on the Investment Adviser's credit analysis than would be the case with investments in investment-grade debt obligations. The Investment Adviser employs its own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. The Investment Adviser continually monitors the investments in a Fund's portfolio and evaluates whether to dispose of or to retain non-investment grade and comparable unrated securities whose credit ratings or credit quality may have changed.

  OTHER RISKS. Floating-rate derivative debt securities present more complex types of interest rate risks. For example, range floaters are subject to the risk that the coupon will be reduced below market rates if a designated interest rate floats outside of a specified interest rate band or collar. Dual index or yield curve floaters are subject to lower prices in the event of an unfavorable change in the spread between two designated interest rates.

  Asset-Backed Securities present certain credit risks that are not presented by Mortgage-Backed Securities because Asset-Backed Securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. There is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities.

  FOREIGN RISKS. See "Foreign Securities" for a description of the risks of investing in foreign securities and currencies.


                             INVESTMENT TECHNIQUES

  MORTGAGE DOLLAR ROLLS. The Adjustable Rate Government, Short Duration Government, Government Income, Core Fixed Income and Global Income Funds may enter into mortgage "dollar rolls" in which a Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date for the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund. Successful use of mortgage dollar rolls depends upon the Investment Adviser's ability to predict correctly interest rates and mortgage prepayments. There is no assurance that mortgage dollar rolls can be successfully employed. The Fund will hold and maintain in a segregated account until the settlement date cash or liquid assets in an amount equal to the forward purchase price. For financial reporting and tax purposes, each Fund treats mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale. The Funds do not currently intend to enter into mortgage dollar rolls that are accounted for as a financing.

  OPTIONS ON SECURITIES AND SECURITIES INDICES. Each Fund may write (sell) covered call and put options and purchase put and call options on any securities in which it may invest or on any securities index composed of securities in which it may invest. The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of options to seek to increase total return involves the risk of loss if the Investment Adviser is incorrect in its expectation of fluctuations in securities prices or interest rates. The successful use of options for hedging purposes also depends in part on the ability of the Investment Adviser to manage future price fluctuations and the degree of correlation between the options and securities markets. If the Investment Adviser is incorrect in its expectation of changes in securities prices or determination of the correlation between the securities indices on which options are written and purchased and the securities in a Fund's investment portfolio, the investment performance of the Fund will be less favorable than it would have been in the absence of such options transactions. The writing of options could increase a Fund's portfolio turnover rate and, therefore, associated brokerage commissions or spreads.

  OPTIONS ON FOREIGN CURRENCIES. The Core Fixed Income, Global Income and High Yield Funds may, to the extent they invest in foreign securities, purchase and sell (write) put and call options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. In addition, the Core Fixed Income, Global Income and High Yield Funds may use options on currency to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates for a different currency, if there is a pattern of correlation between the two currencies. As with other kinds of option transactions, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received. If an option that a Fund has written is exercised, the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to a Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs. In addition to purchasing put and call options for hedging purposes, a Fund may purchase call or put options on currency to seek to increase total return when the Investment Adviser anticipates that the currency will appreciate or depreciate in value, but the securities quoted or denominated in that currency do not present attractive investment opportunities and are not held in the Fund's portfolio. When purchased or sold to seek to increase total return, options on currencies are considered speculative. Options on foreign currencies to be written or purchased by the Funds will be traded on U.S. and foreign exchanges or over-the-counter.

  FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. To seek to increase total return, to hedge against changes in interest rates or securities prices, or in the case of the Core Fixed Income, Global Income and High Yield Funds, currency exchange rates, a Fund may purchase and sell various kinds of futures contracts, and purchase and write call and put options on any of such futures contracts. Each Fund may also enter into closing purchase and sale transactions with respect to any such contracts and options. The futures contracts may be based on various securities (such as U.S. Government Securities), foreign currencies, in the case of the Core Fixed Income, Global Income and High Yield Funds, securities indices and other financial instruments and indices. A Fund will engage in futures and related options transactions for bona fide hedging purposes as defined in regulations of the Commodity Futures Trading Commission or to seek to increase total return to the extent permitted by such regulations. A Fund may not purchase or sell futures contracts or purchase or sell related options to seek to increase total return, except for closing purchase or sale transactions, if immediately thereafter the sum of the amount of initial margin deposits and premiums paid on a Fund's outstanding positions in futures and related options entered into for the purpose of seeking to increase total return would exceed 5% of the market value of a Fund's net assets. These transactions involve brokerage costs, require margin deposits and, in the case of contracts and options obligating a Fund to purchase securities or currencies, require the Fund to segregate and maintain cash or liquid assets with a value equal to the amount of the Fund's obligations.

  While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. See "Investment Techniques--Futures Contracts and Options on Futures Contracts" in the Additional Statement. Thus, while a Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance than if the Fund had not entered into any futures contracts or options transactions. Because perfect correlation between a futures position and portfolio position which is intended to be protected is impossible to achieve, the desired protection may not be obtained and a Fund may be exposed to risk of loss. The loss incurred by a Fund in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received. Futures markets are highly volatile and the use of futures may increase the volatility of a Fund's net asset value. The profitability of a Fund's trading in futures to seek to increase total return depends upon the ability of the Investment Adviser to correctly analyze the futures markets. In addition, because of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to a Fund. Further, futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.

  CURRENCY SWAPS. The Core Fixed Income, Global Income and High Yield Funds may enter into currency swaps for hedging purposes or to seek to increase total return. Currency swaps involve the exchange by a Fund with another party of their respective rights to make or receive payments in specified currencies. Currency swaps usually involve the delivery of a gross payment stream in one designated currency in exchange for the gross payment stream in another designated currency. Therefore, the entire payment stream under a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. A Fund will not enter into swap transactions unless the unsecured commercial paper, senior debt or claims-paying ability of the other party thereto is rated either AA or A-1 or better by S&P or Aa or P-1 or better by Moody's, or, if unrated by such rating organizations, determined to be of comparable quality by the Investment Adviser. The use of currency swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Adviser is incorrect in its forecasts of currency exchange rates, the investment performance of a Fund would be less favorable than it would have been if this investment technique were not used. The staff of the SEC currently take the position that swaps are illiquid and thus subject to a Fund's limitation on investments in illiquid securities.

  RISKS OF DERIVATIVE TRANSACTIONS. A Fund's transactions, if any, in options, futures, options on futures, swap transactions, interest rate caps, floors and collars, structured securities, inverse floating-rate securities and currency forward contracts involve certain risks, including a possible lack of correlation between changes in the value of hedging instruments and the portfolio assets being hedged, the potential illiquidity of the markets for derivative instruments, the risks arising from the margin requirements and related leverage factors associated with such transactions. The use of these management techniques to seek to increase total return may be regarded as a speculative practice and involves the risk of loss if the Investment Adviser is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices. A Fund's use of certain derivative transactions may be limited by the requirements of the Code for qualification as a regulated investment company.

  WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS. Each Fund may purchase when-issued securities. When-issued transactions arise when securities are purchased by a Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. Each Fund may also purchase securities on a forward commitment basis; that is, make contracts to purchase securities for a fixed price at a future date beyond the customary three-day settlement. A Fund is required to hold and maintain in a segregated account with the Fund's custodian until three days prior to settlement date, cash or liquid assets in an amount sufficient to meet the purchase price. Alternatively, each Fund may enter into offsetting contracts for the forward sale of other securities that it owns. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date. Although a Fund would generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, a Fund may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate to do so.

  ILLIQUID AND RESTRICTED SECURITIES. A Fund may not invest more than 15% of its net assets in illiquid investments, which includes securities (both foreign and domestic) that are not readily marketable, swap transactions, certain SMBS, certain municipal leases and participation interests, repurchase agreements maturing in more than seven days, time deposits with a notice or demand period of more than seven days and certain restricted securities, unless it is determined, based upon the continuing review of the trading markets for a specific restricted security, that such restricted security is eligible for resale under Rule 144A under the Securities Act of 1933 and, therefore, is liquid. The Trustees have adopted guidelines and delegated to the Investment Adviser the daily function of determining and monitoring the liquidity of portfolio securities. The Trustees, however, retain oversight focusing on factors such as valuation, liquidity and availability of information and are ultimately responsible for each determination. Investing in restricted securities eligible for resale pursuant to Rule 144A may decrease the liquidity in a Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

  REPURCHASE AGREEMENTS. Each Fund may enter into repurchase agreements with dealers in U.S. Government Securities and member banks of the Federal Reserve System which furnish collateral at least equal in value or market price to the amount of their repurchase obligation. The Core Fixed Income, Global Income and High Yield Funds may also enter into repurchase agreements involving certain foreign government securities. If the other party or "seller" defaults, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund in connection with the related repurchase agreement are less than the repurchase price. In addition, in the event of bankruptcy of the seller or failure of the seller to repurchase the securities as agreed, a Fund could suffer losses, including loss of interest on or principal of the security and costs associated with delay and enforcement of the repurchase agreement. The Trustees have reviewed and approved certain counterparties whom they believe to be creditworthy and have authorized the Funds to enter into repurchase agreements with such counterparties. In addition, each Fund, together with other registered investment companies having management agreements with the Investment Adviser, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

  TEMPORARY INVESTMENTS. Each Fund may, for temporary defensive purposes, invest up to 100% of its total assets in (a) U. S. Government Securities or
(b) repurchase agreements collateralized by U.S. Government Securities. The Short Duration Tax-Free and Municipal Income Funds may for temporary defensive purposes depart from their stated investment objectives and invest more than 20% of its net assets in taxable investments. The High Yield Fund may for temporary defensive purposes invest in investment grade securities.

MISCELLANEOUS TECHNIQUES

  In addition to the techniques and investments described above, each Fund may, with respect to no more than 5% of its net assets, engage in the following techniques and investments: (i) portfolio securities lending, (ii) mortgage swaps (other than Short Duration Tax-Free and Municipal Income Funds) and interest rate swaps, caps, floors and collars, (iii) inverse floating-rate securities, (iv) yield curve options, (v) other investment companies, (vi) custodial receipts and (vii) with respect to the Short Duration Tax-Free and Municipal Income Funds, tender option bonds and standby commitments. For more information, see the Additional Statement.

                            INVESTMENT RESTRICTIONS


  Each Fund is subject to certain investment restrictions that are described in detail under "Investment Restrictions" in the Additional Statement. Fundamental investment restrictions of a Fund cannot be changed without approval of a majority of the outstanding shares of that Fund. Each Fund's investment objectives and all policies not specifically designated as fundamental are non-fundamental and may be changed without shareholder approval. If there is a change in a Fund's investment objectives, shareholders should consider whether that Fund still remains an appropriate investment in light of their then current financial positions and needs.

  The Short Duration Tax-Free and Municipal Income Funds' policy to invest, under normal market conditions, at least 80% of its net assets in Municipal Securities, the interest on which is exempt from regular federal income tax, is fundamental and may not be changed without shareholder approval. For more information on a Fund's investment restrictions, an investor should obtain the Additional Statement.

  NON-DIVERSIFICATION STATUS. Since the Global Income Fund is "non-diversified" under the Act, it is subject only to certain federal tax diversification requirements. Under federal tax laws, the Global Income Fund may, with respect to 50% of its total assets, invest up to 25% of its total assets in the securities of any issuer (except that this limitation does not apply to U.S. Government Securities). With respect to the remaining 50% of the Fund's total assets, (1) the Fund may not invest more than 5% of its total assets in the securities of any one issuer (other than the U.S. government), and (2) the Fund may not acquire more than 10% of the outstanding voting securities of any one issuer. These tests apply at the end of each quarter of its taxable year and are subject to certain conditions and limitations under the Code. Since the Global Income Fund is not diversified under the Act, it will be more susceptible to adverse developments affecting any single issuer. The Adjustable Rate Government, Short Duration Government, Short Duration Tax-Free, Government Income, Municipal Income, Core Fixed Income and High Yield Funds are, in addition to these tax diversification requirements, also subject to the diversification requirements arising out of their diversified status under the Act.


                              PORTFOLIO TURNOVER


  Each Fund may engage in active short-term trading to benefit from yield disparities among different issues of securities or among the markets for fixed-income securities, or for other reasons. It is anticipated that the portfolio turnover rate of each Fund will vary from year to year. It is anticipated that the annual portfolio turnover rate for the High Yield Fund will generally not exceed 150%. The portfolio turnover rate is computed by dividing the lesser of the dollar amount of securities purchased or securities sold (excluding all securities whose maturities at acquisition are one year or less) by the average monthly value of such securities owned during the year. A 100% turnover rate would occur, for example, if all of the securities held by a Fund were sold and replaced within one year. The Investment Adviser will not consider the portfolio turnover rate a limiting factor in making investment decisions for a Fund consistent with the Fund's investment objectives and portfolio management policies. A high rate of portfolio turnover results in increased transaction costs to a Fund. The portfolio turnover rate includes the effect of entering into mortgage dollar rolls. See "Financial Highlights" for a statement of each Fund's historical portfolio turnover rates.

                                  MANAGEMENT


TRUSTEES AND OFFICERS

  The Trustees are responsible for deciding matters of general policy and reviewing the actions of the Investment Advisers, distributor and transfer agent. The officers of the Trust conduct and supervise each Fund's daily business operations. The Additional Statement contains information as to the identity of, and other information about, the Trustees and officers of the Trust.

INVESTMENT ADVISERS

  INVESTMENT ADVISERS. Goldman Sachs Funds Management, L.P., One New York Plaza, New York, New York 10004, a Delaware limited partnership, which is an affiliate of Goldman Sachs, serves as investment adviser to the Short Duration Government and Adjustable Rate Government Funds. Goldman Sachs Funds Management, L.P. registered as an investment adviser in 1990. Goldman Sachs Asset Management, One New York Plaza, New York, New York 10004, a separate operating division of Goldman Sachs, serves as the investment adviser to the Short Duration Tax-Free, Government Income, Municipal Income, Core Fixed Income and High Yield Funds. Goldman Sachs registered as an investment adviser in 1981. Goldman Sachs Asset Management International, 133 Peterborough Court, London EC4A 2BB, England, an affiliate of Goldman Sachs, serves as investment adviser to the Global Income Fund. Goldman Sachs Asset Management International became a member of the Investment Management Regulatory Organization Limited in 1990 and registered as an investment adviser in 1991.
As of     , 1997, GSAM, GSFM and GSAMI, together with their affiliates, acted as investment adviser, administrator or distributor for assets in excess of
$      billion.

  Under a Management Agreement with each Fund, the applicable Investment Adviser, subject to the general supervision of the Trustees, provides day-to-day advice as to the Fund's portfolio transactions. Goldman Sachs has agreed to permit the Trust to use the name "Goldman Sachs" or a derivative thereof as part of each Fund's name for as long as a Fund's Management Agreement is in effect.

  In performing its investment advisory services, each Investment Adviser, while remaining ultimately responsible for the management of the Funds, is able to draw upon the research and expertise of its affiliate offices for portfolio decisions and management with respect to certain portfolio securities. In addition, the Investment Advisers will have access to the research of, and proprietary technical models developed by, Goldman Sachs and may apply quantitative and qualitative analysis in determining the appropriate allocations among the categories of issuers and types of securities.

  Under the Management Agreement, each Investment Adviser also: (i) supervises all non-advisory operations of each Fund that it advises; (ii) provides personnel to perform such executive, administrative and clerical services as are reasonably necessary to provide effective administration of each Fund;
(iii) arranges for at each Fund's expense (a) the preparation of all required tax returns, (b) the preparation and submission of reports to existing shareholders, (c) the periodic updating of prospectuses and statements of additional information and (d) the preparation of reports to be filed with the SEC and other regulatory authorities; (iv) maintains each Fund's records; and
(v) provides the Fund with office space and all necessary office equipment and services.

  ADJUSTABLE RATE GOVERNMENT AND SHORT DURATION GOVERNMENT FUNDS. The Funds' portfolio manager is Jonathan A. Beinner. Mr. Beinner is a Vice President of Goldman Sachs and Co-Head of GSAM's U.S. Fixed

Income Department. Mr. Beinner joined the Investment Adviser in 1990 after working in the trading and arbitrage group of Franklin Savings Association.

  GOVERNMENT INCOME AND CORE FIXED INCOME FUNDS. The Funds' portfolio managers are Jonathan A. Beinner and Richard C. Lucy. See above for information about Mr. Beinner. Messrs. Beinner and Lucy each specialize in investing in a particular type of security the Fund may hold. Mr. Lucy is a Vice President of Goldman Sachs and Co-Head of GSAM's U.S. Fixed Income Department. Mr. Lucy joined the Investment Adviser in 1992 after spending nine years managing fixed income assets at Brown Brothers Harriman & Co.

  SHORT DURATION TAX-FREE AND MUNICIPAL INCOME FUNDS. The Funds' portfolio managers are Benjamin S. Thompson and Elisabeth Schupf Lonsdale. Mr. Thompson and Ms. Lonsdale each specialize in municipal securities. Mr. Thompson's responsibilities include developing investment strategy and structuring portfolios. Ms. Lonsdale is also responsible for GSAM's municipal credit research. Mr. Thompson worked in the institutional sales and marketing group at GSAM until he joined the fixed-income team in 1993. Prior to joining GSAM in early 1992, Mr. Thompson worked in the Structured Finance Group of the Chase Manhattan Bank. Before rejoining Goldman Sachs in 1995, Ms. Lonsdale was a Director of Fitch Investors Service evaluating the credit ratings of tax-backed issues. Prior to that, she worked for ten years in the Goldman Sachs Municipal Finance Department.

  GLOBAL INCOME FUND. The Fund's portfolio managers are Stephen Fitzgerald and Andrew Wilson. Mr. Fitzgerald joined GSAMI in 1992 and is an Executive Director and Chief Investment Officer for international fixed income. Prior to 1992, he spent two years managing multi-currency fixed-income and balanced portfolios at Invesco MIM Limited, where he was a senior member of the derivative products group. Mr. Wilson joined GSAMI in 1995 and is Executive Director and Portfolio Manager for international fixed income. Prior to joining GSAMI, he spent three years as an Assistant Director at Rothschild Asset Management where he was responsible for managing global and international bond portfolios, with specific focus on the U.S., Canadian, Australian and Japanese economies. Prior to his employment at Rothschild, Mr. Wilson spent seven years at the Reserve Bank of New Zealand, his most recent position as Trading Manager of foreign reserves management. Mr. Wilson's employment at the Reserve Bank at New Zealand also included a two year assignment to the foreign investment unit at the Bank of England in London.

  It is the responsibility of the Investment Adviser to make investment decisions for a Fund and to place the purchase and sale orders for a Fund's portfolio transactions in U.S. and foreign securities and currency markets. Such orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, Goldman Sachs or its affiliates. In effecting purchases and sales of portfolio securities for the Funds, the Investment Advisers will seek the best price and execution of a Fund's orders. In doing so, where two or more brokers or dealers offer comparable prices and execution for a particular trade, consideration may be given to whether the broker or dealer provides investment research or brokerage services or sells shares of any Goldman Sachs Fund. See the Additional Statement for a further description of the Investment Advisers' brokerage allocation practices.

  As compensation for its services rendered and assumption of certain expenses pursuant to separate Management Agreements, GSAM, GSFM and GSAMI are entitled to the following fees, computed daily and payable monthly at the annual rates listed below:

                                           FOR THE FISCAL
                             CONTRACTUAL     YEAR ENDED
                                RATE*    OCTOBER 31,  1996*
                             ----------- ------------------
GSAM
----
  Short Duration Tax-Free       0.40%          0.40%
  Government Income             0.65%          0.25%
  Municipal Income              0.55%          0.55%
  Core Fixed Income             0.40%          0.40%
  High Yield                    0.70%            N/A
GSFM
----
  Short Duration Government     0.50%          0.40%
  Adjustable Rate Government    0.40%          0.40%
GSAMI
-----
  Global Income                 0.90%          0.59%

--------

* With respect to Government Income, Municipal Income and Global Income Funds, a Management Agreement combining advisory and administration services (and subadvisory services in the case of Global Income Fund) was adopted effective April 30, 1997. The Management Agreements for the other funds previously combined such services. The contractual rate set forth in the table is the rate payable under the Management Agreements (and, in the case of Global Income Fund, is identical to the aggregate advisory, subadvisory and administration fee rate payable by the Fund under the previously separate investment advisory, subadvisory and administration agreements). For the fiscal year ended October 31, 1996, the annual rate expressed is the combined advisory and administration fees paid (after voluntary fee limitations). The difference, if any, between the stated fees and the actual fees paid by the Funds reflects that the applicable Investment Adviser did not charge the full amount of the fees to which it would have been entitled. The Investment Advisers may discontinue or modify such limitations in the future at their discretion, although they have no current intention to do so.

  The Investment Advisers to the Short Duration Government, Short Duration Tax-Free, Core Fixed Income, Government Income, Municipal Income, Global Income and High Yield Funds have voluntarily agreed to reduce or limit certain "Other Expenses" of such Funds (excluding management fees, fees under service and administration plans, taxes, interest and brokerage fees and litigation, indemnification and other extraordinary expenses (and transfer agency fees in the case of the Global Income and High Yield Funds) to the extent such expenses exceed 0.05%, 0.05%, 0.05%, 0.00%, 0.05%, 0.06% and 0.01% per annum of such Funds' average daily net assets, respectively. Such reductions or limits, if any, are calculated monthly on a cumulative basis and may be discontinued or modified by the applicable Investment Adviser in its discretion at any time.

  ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS. The involvement of the Investment Advisers, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to a Fund or limit a Fund's investment activities. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Funds and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Funds. Goldman

Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Funds and in general it is not anticipated that the Investment Advisers will have access to proprietary information for the purpose of managing a Fund. The results of a Fund's investment activities, therefore, may differ from those of Goldman Sachs and its affiliates and it is possible that a Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. From time to time, a Fund's activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. See "Management -- Activities of Goldman Sachs and its Affiliates and Other Accounts Managed by Goldman Sachs" in the Additional Statement for further information.

DISTRIBUTOR AND TRANSFER AGENT

  Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor (the "Distributor") of each Fund's shares. Goldman Sachs, 4900 Sears Tower, Chicago, Illinois 60606 also serves as each Fund's transfer agent (the "Transfer Agent") and as such performs various shareholder servicing functions. Shareholders with inquiries regarding any Fund should contact Goldman Sachs (as Transfer Agent) at the address or the telephone number set forth on the back cover page of this Prospectus. Goldman Sachs is not entitled to receive a fee from the Global Income Fund for transfer agency services. Goldman Sachs is entitled to receive a fee from the Adjustable Rate Government, Short Duration Government, Short Duration Tax-Free Government Income, Municipal Income and Core Fixed Income Funds equal to each class' proportionate share of the total transfer agency fees borne by the Fund. Such fees are equal to the fixed per account charge of $12,000 per year plus $7.50 per account, together with out-of-pocket and transaction related expenses (including those out-of-pocket expenses payable to servicing and/or sub-transfer agents) applicable to Class A and B shares where applicable plus 0.04% of the average daily net assets of the other classes of the Funds. Goldman Sachs is entitled to receive a fee from the High Yield Fund equal to
 .04% of the average daily net assets of Institutional and Service shares.


                                   DIVIDENDS


  Each Fund (other than the Global Income Fund) will declare a daily dividend. Such dividend will accrue to shareholders of record as of 3:00 p.m. Chicago time, and will be paid monthly. The Global Income Fund will declare and pay dividends monthly. Shares of Global Income Fund will be eligible for dividends which accrue on or after the date such shares are purchased and will be paid monthly. Over the course of the fiscal year, dividends accrued and paid will constitute all or substantially all of the Funds' net investment income. From time to time a portion of such dividends may constitute a return of capital. In the case of Core Fixed Income, Global Income and High Yield Funds, net loss, if any, from certain foreign currency transactions or instruments that is otherwise taken into account in calculating net investment income or net realized capital gains for accounting purposes may not be taken into account in determining the amount of dividends to be declared and paid, with the result that a portion of the Fund's dividends may be treated as a return of capital, nontaxable to the extent of a shareholder's tax basis in his shares. The Funds also intend that all net realized long-term and short-term capital gains will be declared as a dividend at least annually. In determining amounts of capital gains to be distributed, capital losses, including any available capital loss carryovers from prior years will be offset against capital gains.

  A Fund's net investment income is determined on a daily basis (monthly in the case of the Global Income Fund). On days on which net asset value is calculated, such determination is made immediately prior to the calculation of a Fund's net asset value as of 3:00 p.m. Chicago time. On days on which net asset value is not calculated, such determination is made as of 3:00 p.m. Chicago time.

  Payment of dividends (other than the Global Income Fund) from net investment income will be made on the last calendar day of each month in additional shares of a Fund at the net asset value on such day, unless cash distributions are elected, in which case, cash payment will be made on the first Business Day of the succeeding month. In the case of Global Income Fund, reinvestment of dividends from net investment income in additional shares of the Fund will be made on the second to last Business Day of each month. Cash dividends will be paid on or about the last Business Day of the month. Payment of dividends with respect to capital gains, if any, when declared will be made in additional shares of the Fund at the net asset value on the payment date, unless cash distributions are elected. This election to receive dividends in cash is initially made on the Account Information Form and may be changed upon written notice to the Transfer Agent at any time prior to the record date for a particular dividend or distribution. If cash dividends are elected with respect to the Fund's monthly net investment income dividends, then cash dividends must also be elected with respect to the non-long-term capital gains component, if any, of the Fund's annual dividend.

  At the time of an investor's purchase of shares of a Fund, a portion of the net asset value per share may be represented by undistributed income (in the case of the Global Income Fund) or realized or unrealized appreciation of any Fund's portfolio securities. Therefore, subsequent distributions on such shares from such income or realized appreciation may be taxable to the investor even if the net asset value of the shares is, as a result of the distributions, reduced below the cost of such shares and the distributions (or portions thereof) represent a return of a portion of the purchase price.


                                NET ASSET VALUE


  The net asset value per share of each class of a Fund is calculated by the Fund's custodian as of the close of regular trading on the New York Stock Exchange (normally 3:00 p.m. Chicago time, 4:00 p.m. New York time) on each Business Day (as such term is defined under "Additional Information") immediately after the determination, if any, of the income to be declared as a dividend (except in the case of the Global Income Fund). Net asset value per share of each class is calculated by determining the net assets attributable to each class and dividing by the number of outstanding shares of that class.

  Each Fund's portfolio securities for which accurate market quotations are readily available are valued on the basis of quotations, which may be furnished by a pricing service or provided by dealers in such securities and other portfolio securities are valued at fair value, based on yield equivalents, a pricing matrix or other sources, under valuation procedures established by the Trustees. Debt obligations with a remaining maturity of 60 days or less are valued at amortized cost. The Board of Trustees has determined that the amortized cost of such securities approximates fair market value.

                            PERFORMANCE INFORMATION

  From time to time each Fund may publish yield, distribution rate and average annual total return and the Short Duration Tax-Free and Municipal Income Funds may publish its tax equivalent yield in advertisements and communications to shareholders or prospective investors. Average annual total return is determined by computing the average annual percentage change in value of $1,000 invested at the maximum public offering price for specified periods ending with the most recent calendar quarter, assuming reinvestment of all dividends and distributions at net asset value. The total return calculation assumes a complete redemption of the investment at the end of the relevant period. Each Fund may also from time to time advertise total return on a cumulative, average, year-by-year or other basis for various specified periods by means of quotations, charts, graphs or schedules. In addition to the above, each Fund may from time to time advertise its performance relative to certain averages, performance rankings, indices, other information prepared by recognized mutual fund statistical services and investments for which reliable performance data is available.

  Yield is computed by dividing net investment income earned during a recent thirty-day period by the product of the average daily number of shares outstanding and entitled to receive dividends during the period and the maximum offering price per share on the last day of the relevant period. The results are compounded on a bond equivalent (semiannual) basis and then annualized. Net investment income per share is equal to the dividends and interest earned during the period, reduced by accrued expenses for the period. The calculation of net investment income for these purposes may differ from the net investment income determined for accounting purposes.

  Tax equivalent yield represents the yield an investor would have to earn to equal, after taxes, the Short Duration Tax-Free and Municipal Income Funds' tax-free yield. Tax equivalent yield is calculated by dividing the Short Duration Tax-Free Fund's tax-exempt yield by one minus a stated federal tax rate.

  Quotations of distribution rates are calculated by annualizing the most recent distribution of net investment income for a monthly, quarterly or other relevant period and dividing this amount by the net asset value per share or maximum public offering price on the last day of the period for which the distribution rates are being calculated.

  Each Fund's yield, total return and distribution rate will be calculated separately for each class of shares in existence. Because each class of shares may be subject to different expenses, the yield, total return and distribution rate calculations with respect to each class of shares for the same period will differ. See "Shares of the Trust."

  The investment results of a Fund will fluctuate over time and any presentation of investment results for any prior period should not be considered a representation of what an investment may earn or what the Fund's performance may be in any future period. In addition to information provided in shareholder reports, the Funds may, in their discretion, from time to time, make a list of their holdings available to investors upon request.

                              SHARES OF THE TRUST


  Each Fund is a series of the Goldman Sachs Trust, which was formed under the laws of the state of Delaware on January 28, 1997. The Funds were formerly series of Goldman Sachs Trust, a Massachusetts business trust, and were reorganized into the Trust as of April 30, 1997. The Trustees have authority under the Trust's Declaration of Trust to create and classify shares of beneficial interest in separate series, without further action by shareholders. Additional series may be added in the future. The Trustees also have authority to classify or reclassify any series or portfolio of shares into one or more classes.

  When issued, shares are fully paid and non-assessable. In the event of liquidation, shareholders are entitled to share pro rata in the net assets of the applicable Fund available for distribution to such shareholders. All shares are freely transferable and have no preemptive, subscription or conversion rights. Shareholders are entitled to one vote per share, provided that at the option of the Trustees, shareholders will be entitled to a number of votes based upon the net asset values represented by their shares.

  The Trust does not intend to hold annual meetings of shareholders. However, pursuant to the Trust's By-Laws, the recordholders of at least 10% of the shares outstanding and entitled to vote at a special meeting may require the Trust to hold such special meeting of shareholders for any purpose and recordholders may, under certain circumstances, as permitted by the Act, communicate with other shareholders in connection with requiring a special meeting of shareholders. The Trustees will call a special meeting of shareholders for the purpose of electing Trustees, if, at any time, less than a majority of Trustees holding office at the time were elected by shareholders.

  In the interest of economy and convenience, the Trust does not issue certificates representing the Funds' shares. Instead, the Transfer Agent maintains a record of each shareholder's ownership. Each shareholder receives confirmation of purchase and redemption orders from the Transfer Agent. Fund shares and any dividends and distributions paid by the Funds are reflected in account statements from the Transfer Agent.

  As of      , 1997, the shareholders listed below owned beneficially and of record 25% or more of the outstanding shares of such Fund: Short Duration Government Fund--State Street Bank and Trust Company, P.O. Box 1992, Boston, MA 02105-1992 (34.05%).



                                   TAXATION


FEDERAL TAXES

  Each Fund is treated as a separate entity for tax purposes, has elected or intends to elect to be treated as a regulated investment company and intends to qualify for such treatment for each taxable year under Subchapter M of the Code. To qualify as such, a Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders. As a regulated investment company, a Fund will not be subject to federal income or excise tax on any net investment income and net realized capital gains that are distributed to its shareholders in accordance with certain timing requirements of the Code.

  The Short Duration Tax-Free and Municipal Income Funds intend to satisfy certain requirements of the Code so that it may distribute the tax-exempt interest it receives as "exempt-interest dividends," as defined in the Code. If such requirements are satisfied, distributions of the Short Duration Tax-Free and Municipal Income Funds that are attributable to interest on tax-exempt obligations and that the Fund properly designates as exempt-interest dividends will be exempt from regular federal income tax, although all or a portion of such a distribution may be subject to the federal alternative minimum tax and the entire distribution may be includable in the tax base for determining taxability of social security or railroad retirement benefits. Persons who are "substantial users" (or related persons to such substantial users) of facilities financed by industrial development or certain private activity bonds should consult their own tax advisers before purchasing shares of the Short Duration Tax-Free and Municipal Income Funds. Interest on indebtedness incurred or continued to purchase or carry shares of the Short Duration Tax-Free and Municipal Income Funds is not deductible to the extent attributable to the Short Duration Tax-Free or Municipal Income Funds' distributions that are exempt-interest dividends.

  Dividends paid by a Fund from net investment income, certain net realized foreign exchange gains, the excess of net short-term capital gain over net long-term capital loss and original issue discount or market discount income will be taxable to shareholders as ordinary income, except for any exempt-interest dividends paid by Short Duration Tax-Free and Municipal Income Funds, as described above. Dividends paid by a Fund from the excess of net long-term capital gain over net short-term capital loss will be taxable as long-term capital gains regardless of how long the shareholders have held their shares. These tax consequences will apply regardless of whether distributions are received in cash or reinvested in shares. Certain distributions paid by a Fund in January of a given year may be taxable to shareholders as if received the prior December 31. Shareholders will be informed annually about the amount and character of distributions received from the Funds for federal income tax purposes.

  Investors should consider the tax implications of buying shares immediately prior to a distribution. Investors who purchase shares shortly before the record date for a distribution other than a daily dividend will pay a per share price that includes the value of the anticipated distribution and will be taxed on any taxable distribution even though the distribution represents a return of a portion of the purchase price.

  Redemptions and exchanges of shares are taxable events.

  Individuals and certain other classes of shareholders may be subject to 31% backup withholding of federal income tax on distributions (other than exempt-interest dividends), redemptions and exchanges if they fail to furnish their correct taxpayer identification number and certain certifications required by the Internal Revenue Services or if they are otherwise subject to backup withholding. Individuals, corporations and other shareholders that are not U.S. persons under the Code are subject to different tax rules and may be subject to non-resident alien withholding at the rate of 30% (or a lower rate provided by an applicable tax treaty) on amounts treated as ordinary dividends from the Funds.

  The Core Fixed Income, Global Income and High Yield Funds may be subject to foreign withholding or other foreign taxes on income or gain from certain foreign securities. If more than 50% of the value of the total assets of either Fund is comprised of stock or securities of foreign corporations at the end of its taxable year and the applicable Fund so elects, that Fund's shareholders will include in their gross incomes (in addition to dividends and distributions they receive) their pro rata shares of qualified foreign taxes paid by that Fund and may be entitled under the Code to claim foreign tax credits or deductions with respect to such taxes. It is not expected that the Core Fixed Income Fund will qualify to make this election. If either Fund cannot or does not so elect, it may deduct these taxes in computing its taxable income, if any.

OTHER TAXES

  In addition to federal taxes, a shareholder may be subject to state, local or foreign taxes on payments received from the Funds, including exempt-interest dividends. A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent (if any) a Fund's distributions are derived from interest on (or, in the case of intangible property taxes, the value of its assets is attributable to) certain U.S. government obligations and/or tax-exempt municipal obligations issued by or on behalf of the particular state or a political subdivision thereof, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. For a further discussion of certain tax consequences of investing in shares of the Funds, see "Taxation" in the Additional Statement. Shareholders are urged to consult their own tax advisers regarding specific questions as to federal, state and local taxes as well as to any foreign taxes.


                            ADDITIONAL INFORMATION


  The term "a vote of the majority of the outstanding shares" of a Fund means the vote of the lesser of (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund.

  As used in this Prospectus, the term "Business Day" means any day the New York Stock Exchange is open for trading, which is Monday through Friday except for holidays. The New York Stock Exchange is closed on the following holidays:
New Year's Day, Presidents' Day (observed), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

                              ADDITIONAL SERVICES

  The Trust, on behalf of the Funds, has adopted a Service Plan with respect to the Service Shares which authorizes a Fund to compensate certain institutions ("Service Organizations") for providing account administration and personal and account maintenance services to their customers who are beneficial owners of such Shares. The Trust, on behalf of the Funds, enters into agreements with Service Organizations which purchase Service Shares on behalf of their customers ("Service Agreements"). The Service Agreements provide for compensation to the Service Organizations in an amount up to 0.50% (on an annualized basis) of the average daily net assets of the Service Shares of the Fund attributable to or held in the name of the Service Organization for its customers; provided, however, that the fee paid for personal and account maintenance services shall not exceed 0.25% of such average daily net assets. The services provided by the Service Organizations may include acting, directly or through an agent, as the sole shareholder of record, maintaining account records for customers, processing orders to purchase, redeem or exchange Service Shares for customers, responding to inquiries from prospective and existing shareholders and assisting customers with investment procedures.

  For the fiscal year ended October 31, 1996, the Trust, on behalf of the Short Duration Government, Short Duration Tax-Free and Core Fixed Income Funds, paid the Service Organizations fees at the annual rate of 0.50% of each Fund's average daily net assets attributable to Service Shares. No Service Shares of the other Funds were outstanding during the period.

  Holders of Service Shares of a Fund bear all expenses and fees paid to Service Organizations for their services with respect to such Shares as well as any other expenses which are directly attributable to such Shares.

  Service Organizations may charge other fees to their customers who are the beneficial owners of Service Shares in connection with their customer accounts. These fees would be in addition to any amounts received by the Service Organization under a Service Agreement and may affect the return earned on an investment in the Fund. The Trust, on behalf of the Funds, accrues payments made pursuant to a Service Agreement daily. All inquiries of beneficial owners of Service Shares should be directed to such owners' Service Organization.


                            REPORTS TO SHAREHOLDERS

  Recordholders of Service Shares of the Funds will receive an annual report containing audited financial statements and a semi-annual report. Each recordholder of Service Shares will also be provided with a printed confirmation for each transaction in its account and a monthly account statement (quarterly in the case of Global Income Fund). A year-to-date statement for any account will be provided to a Service Organization upon request made to Goldman Sachs.

  Service Organizations will be responsible for providing services similar to those described above to their customers who are the beneficial owners of such Shares. For example, Service Organizations are responsible for providing each customer exercising investment discretion with monthly statements with respect to such customer's account in lieu of an immediate confirmation of each transaction.

                          PURCHASE OF SERVICE SHARES

  Customers of Service Organizations may invest in Service Shares only through their Service Organizations. Service Shares may be purchased on any Business Day by a Service Organization through Goldman Sachs at the net asset value per share next determined after receipt of an order. No sales load will be charged. If, by the close of regular trading on the New York Stock Exchange (normally 3:00 p.m. Chicago time, 4:00 p.m. New York time), an order is received from a Service Organization by Goldman Sachs, the price per share will be the net asset value per share computed on the day the purchase order is received. See "Net Asset Value." Purchases of Service Shares of the Funds must be settled within three (3) Business Days of the receipt of a complete purchase order. Payment of the proceeds of redemption of shares purchased by check may be delayed for a period of time as described under "Redemption of Service Shares."

  The Service Organizations are responsible for the timely transmittal of purchase orders to Goldman Sachs and payments to Northern or State Street. In order to facilitate timely transmittal, the Service Organizations have established times by which purchase orders and payments must be received by them.

PURCHASE PROCEDURES APPLICABLE TO EACH FUND OTHER THAN THE GLOBAL INCOME FUND

  Purchases of Service Shares by a Service Organization may be made by placing an order with Goldman Sachs at 800-621-2550 and either wiring federal funds to the Northern Trust Company ("Northern") as subcustodian for State Street Bank and Trust Company ("State Street") on the next Business Day or initiating an ACH transfer to ensure receipt by Northern on the next Business Day. Purchases may also be made by a Service Organization by check (except that the Trust will not accept a check drawn on a foreign bank or a third-party check) or Federal Reserve draft made payable to Goldman Sachs Fixed Income Funds--Name of Fund and Class of shares and should be directed to Goldman Sachs Fixed Income Funds--Name of Fund and Class of shares c/o GSAM Shareholder Services, 4900 Sears Tower, Chicago, Illinois 60606.

PURCHASE PROCEDURES APPLICABLE TO THE GLOBAL INCOME FUND

  Purchases of Service Shares may be made by a Service Organization placing an order with Goldman Sachs at 800-621-2550 and either wiring federal funds to State Street or initiating an ACH transfer. Purchases may also be made by a Service Organization by check (except that the Trust will not accept a check drawn on a foreign bank or a third-party check) or Federal Reserve draft made payable to Goldman Sachs Fixed Income Funds--Name of Fund and Class of shares and should be directed to Goldman Sachs Fixed Income Funds--Name of Fund and Class of shares c/o National Financial Data Services, Inc., P.O. Box 419711, Kansas City, MO 64141-6711.

OTHER PURCHASE INFORMATION

  The Funds do not have any minimum purchase or account requirements with respect to Service Shares. A Service Organization may, however, impose a minimum amount for initial and subsequent investments in Service Shares, and may establish other requirements such as a minimum account balance. A Service Organization may effect redemptions of noncomplying accounts, and may impose a charge for any special services rendered to its customers. Customers should contact their Service Organization for further information concerning such requirements and charges.

  Service Shares of the Global Income Fund will be issued and dividends will begin to be paid with respect to dividends which accrue on or after the purchase of Service Shares. For the other Funds, the following applies:

    PURCHASE BY FEDERAL FUNDS WIRE OR ACH TRANSFER. If a purchase order is received from a Service Organization by Goldman Sachs by 3:00 p.m. Chicago time and payment is made by wire transfer or ACH transfer, shares will be issued and dividends will begin to accrue on the purchased shares on the later of (i) the Business Day after receipt by Goldman Sachs of a purchase order or (ii) the day of receipt of a federal funds wire or an ACH transfer by State Street.

    PURCHASE BY CHECK OR FEDERAL RESERVE DRAFT. If a check or Federal Reserve draft is received by Goldman Sachs by 3:00 p.m. Chicago time, shares will be issued and dividends will begin to accrue on the purchased shares on the Business Day after the date payment is received.

  The Funds reserve the right to redeem Service Shares of any Service Organization whose account balance is less than $50 as a result of earlier redemptions. Such redemptions will not be implemented if the value of such shareholder's account falls below the minimum account balance solely as a result of market conditions. A Fund will give sixty (60) days' prior written notice to Service Organizations whose Service Shares are being redeemed to allow them to purchase sufficient additional Service Shares to avoid such redemption.

  The Funds and Goldman Sachs each reserves the right to reject any specific purchase order (including exchanges) or to restrict purchases or exchanges by a particular purchaser (or group of related purchasers). This may occur, for example, when a purchaser or a group of purchasers' pattern of frequent purchases, sales or exchanges of Service Shares of a Fund is evident, or if purchases, sales or exchanges are, or a subsequent abrupt redemption might be, of a size that would disrupt management of a Fund.

  In the sole discretion of Goldman Sachs, a Fund may accept securities instead of cash for the purchase of shares of the Fund. Such purchases will be permitted only if the Investment Adviser determines that any securities acquired in this manner are consistent with the Fund's investment objectives, restrictions and policies and are desirable investments for the Fund.


                              EXCHANGE PRIVILEGE

  Service Shares of the Funds may be exchanged by a Service Organization for
(i) Service Shares of any other mutual fund sponsored by Goldman Sachs and designated as an eligible fund for this purpose and (ii) the corresponding class of any Goldman Sachs Money Market Fund at the net asset value next determined either by writing to Goldman Sachs, Attention: Goldman Sachs Fixed Income Funds--Name of Fund and Class of Shares, c/o GSAM Shareholder Services, 4900 Sears Tower, Chicago, Illinois 60606 or, if previously elected in the Fund's Account Information Form, by telephone at 800-621-2550 (7:00 a.m. to 5:30 p.m. Chicago time). A shareholder should obtain and read the prospectus relating to any other fund and its shares and consider its investment objective, policies and applicable fees before making an exchange. Service Shares acquired by telephone exchange must be registered in the same name(s) and have the same address as Service Shares of the Fund for which the exchange is being made.

  In an effort to prevent unauthorized or fraudulent exchanges by telephone, Goldman Sachs employs reasonable procedures as set forth under "Redemption of Service Shares" to confirm that such instructions are genuine. In times of drastic economic or market changes, the telephone exchange privilege may be difficult to implement. For federal income tax purposes, an exchange is treated as a redemption of the Service Shares surrendered in the exchange, on which an investor may be subject to tax, followed by a purchase of Service Shares, or the corresponding class of any Goldman Sachs Money Market Fund received in the exchange. Shareholders should consult their own tax advisers concerning the tax consequences of an exchange. Exchanges are available only in states where exchanges may legally be made. The exchange privilege may be modified or withdrawn at any time on sixty (60) days' written notice to recordholders of Service Shares and is subject to certain limitations. See "Purchase of Service Shares."


                         REDEMPTION OF SERVICE SHARES


  The Funds will redeem their Service Shares upon request of the recordholder of such Shares on any Business Day at the net asset value next determined after the receipt by the Transfer Agent of such request in proper form. See "Net Asset Value." If Service Shares to be redeemed were recently purchased by check, a Fund may delay transmittal of redemption proceeds until such time as it has assured itself that good funds have been collected for the purchase of such Service Shares. This may take up to fifteen (15) days. Redemption requests may be made by writing to or calling the Transfer Agent at the address or telephone number set forth on the back cover page of this Prospectus. A Service Organization may request redemptions by telephone if the optional telephone redemption privilege is elected on the Account Information Form. It may be difficult to implement redemptions by telephone in times of drastic economic or market changes.

  In an effort to prevent unauthorized or fraudulent redemption or exchange requests by telephone, Goldman Sachs employs reasonable procedures specified by the Trust to confirm that such instructions are genuine. Among other things, any redemption request that requires money to go to an account or address other than that designated on the Account Information Form must be in writing and signed by an authorized person designated on the Account Information Form. Any such written request is also confirmed by telephone with both the requesting party and the designated bank account to verify instructions. Exchanges among accounts with different names, addresses and social security or other taxpayer identification numbers must be in writing and signed by an authorized person designated on the Account Information Form. Other procedures may be implemented from time to time. If reasonable procedures are not implemented, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. In all other cases, neither the Funds, the Trust nor Goldman Sachs will be responsible for the authenticity of redemption or exchange instructions received by telephone. If Goldman Sachs receives a redemption request by 3:00 p.m. Chicago time, the Service Shares of each Fund (other than Global Income Fund) to be redeemed earn dividends declared on the day the request is received.

  The Funds will arrange for the proceeds of redemptions effected by any means to be wired to the recordholder of Service Shares or, if the recordholder elects in writing, by check. Redemption proceeds paid by wire transfer will normally be wired on the next Business Day in federal funds (for a total one-day delay), but may be paid up to three (3) days after receipt of a properly executed redemption request. Wiring of redemption proceeds may be delayed one additional Business Day if the Federal Reserve Bank is closed on the day redemption proceeds would ordinarily be wired. Redemption proceeds paid by check will normally be mailed to the address of record within three (3) Business Days of receipt of a properly executed redemption request. Once wire transfer instructions have been given by Goldman Sachs, neither the Funds, the Trust nor Goldman Sachs assumes any further responsibility for the performance of intermediaries or the customer's Service Organization in the transfer process. If a problem with such performance arises, the customer should deal directly with such intermediaries or Service Organizations.

  Additional documentation regarding a redemption by any means may be required to effect a redemption when deemed appropriate by the Transfer Agent. The request for such redemption will not be considered to have been received in proper form until such additional documentation has been submitted to the Transfer Agent by the recordholder of Service Shares.

  Service Organizations are responsible for the timely transmittal of redemption requests by their customers to the Transfer Agent. In order to facilitate timely transmittal of redemption requests, Service Organizations have established times by which redemption requests must be received by them. Additional documentation may be required when deemed appropriate by a Service Organization.

                               ----------------

                                   APPENDIX


                   GUIDELINES FOR CERTIFICATION OF TAXPAYER
               IDENTIFICATION NUMBER ON ACCOUNT INFORMATION FORM

  You are required by law to provide a Fund with your correct Taxpayer Identification Number (TIN), regardless of whether you file tax returns. Failure to do so may subject you to penalties. Failure to provide your correct TIN and to sign your name in the Certification section of the Account Information Form could result in withholding of 31% by a Fund for the federal backup withholding tax on distributions, redemptions, exchanges and other payments relating to your account.

  Any tax withheld may be credited against taxes owed on your federal income tax return.

  If you do not have a TIN, you should apply for one immediately by contacting your local office of the Social Security Administration or the Internal Revenue Service (IRS). Backup withholding could apply to payments relating to your account while you are awaiting receipt of a TIN.

  Special rules apply for certain entities. For example, for an account established under a Uniform Gifts or Transfers to Minors Act, the TIN of the minor should be furnished.

  If you have been notified by the IRS that you are subject to backup withholding because you failed to report your interest and/or dividend income on your tax return and you have not been notified by the IRS that such withholding should cease, you must cross out item (2) in the Certification section of the Account Information Form.

  If you are an exempt recipient, you should furnish your TIN and certify your exemption by signing the Certification section and writing "exempt" after your signature. Exempt recipients include: corporations, tax-exempt pension plans and IRA's, governmental agencies, financial institutions, registered securities and commodities dealers and others.

  If you are a nonresident alien or foreign entity, you must provide a completed Form W-8 to the Fund in order to avoid backup withholding on certain payments. Other payments to you may be subject to nonresident alien withholding of up to 30%.

  For further information regarding backup and nonresident alien withholding, see Sections 3406, 1441 and 1442 of the Internal Revenue Code and consult your tax adviser.

--------------------------------------------------------------------------------

GOLDMAN SACHS ASSET
MANAGEMENT
ONE NEW YORK PLAZA
NEW YORK, NEW YORK 10004

GOLDMAN SACHS FUNDS
MANAGEMENT, L.P.
ONE NEW YORK PLAZA
NEW YORK, NEW YORK 10004

GOLDMAN SACHS ASSET
MANAGEMENT INTERNATIONAL
133 PETERBOROUGH COURT
LONDON, ENGLAND EC4A 2BB

GOLDMAN, SACHS & CO.
DISTRIBUTOR
85 BROAD STREET
NEW YORK, NEW YORK 10004

GOLDMAN, SACHS & CO.
TRANSFER AGENT
4900 SEARS TOWER
CHICAGO, ILLINOIS 60606

STATE STREET BANK AND TRUST COMPANY
CUSTODIAN
1776 HERITAGE DRIVE
NORTH QUINCY, MASSACHUSETTS 02171

TOLL FREE (IN U.S.) . . . . . . . .  800-621-2550


FIPROSVC
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

GOLDMAN SACHS
FIXED INCOME FUNDS


--------------------------------------------------------------------------------

PROSPECTUS
SERVICE SHARES



LOGO GOLDMAN
     SACHS

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

------------------------------------------------------------------------------
++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++
+                                                                              +
+INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A         +
+REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE + +SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY +
+OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT        +
+BECOMES EFFECTIVE. THIS PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR + +THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE + +SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE + +UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF +
+ANY STATE.                                                                    +
++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++

PROSPECTUS         SUBJECT TO COMPLETION--JUNE 13, 1997
                        GOLDMAN SACHS FIXED INCOME FUNDS

    , 1997                CLASS A, B AND C SHARES


GOLDMAN SACHS ADJUSTABLE RATE       GOLDMAN SACHS MUNICIPAL INCOME FUND
GOVERNMENT FUND
                                      Seeks a high level of current income
  Seeks a high level of current       that is exempt from regular federal in-
  income, consistent with low         come tax, consistent with preservation
  volatility of principal. The        of capital. The Fund invests primarily
  Fund invests primarily in           in municipal securities.
  adjustable rate mortgage
  pass-through securities and
  other mortgage securities
  with periodic interest rate
  resets, which are issued or
  guaranteed by the U.S.
  Government, its agencies,
  instrumentalities or
  sponsored enterprises.

                                    GOLDMAN SACHS CORE FIXED INCOME FUND
                                      Seeks a total return consisting of capi-tal appreciation and income that exceeds the total return of the Lehman Brothers Aggregate Bond Index. The Fund invests primarily in fixed-income securities, including securities issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises, corporate securities, mort-gage-backed securities and asset-backed securities.

GOLDMAN SACHS SHORT DURATION
GOVERNMENT FUND
  Seeks a high level of current
  income and secondarily, in
  seeking current income, may
  also consider the potential
  for capital appreciation. The
  Fund invests primarily in
  securities issued or
  guaranteed by the U.S.
  government, its agencies,
  instrumentalities or
  sponsored enterprises.

                                    GOLDMAN SACHS GLOBAL INCOME FUND

GOLDMAN SACHS SHORT DURATION          Seeks a high total return, emphasizing
TAX-FREE FUND                         current income and, to a lesser extent,
                                      providing opportunities for capital ap-
  Seeks a high level of current       preciation. The Fund invests primarily
  income, consistent with             in a portfolio of high quality fixed-in-
  relatively low volatility of        come securities of U.S. and foreign is-
  principal, that is exempt           suers and foreign currencies.
  from regular federal income
  tax. The Fund invests
  primarily in municipal
  securities.

                                    GOLDMAN SACHS HIGH YIELD FUND

GOLDMAN SACHS GOVERNMENT
INCOME FUND                           Seeks a high level of current income and
                                      secondarily, capital appreciation. The
  Seeks a high level of current       Fund invests primarily in fixed income
  income, consistent with             securities rated below investment grade.
  safety of principal. The Fund
  invests primarily in
  securities, including
  mortgage-backed securities,
  issued or guaranteed by the
  U.S. Government, its
  agencies, instrumentalities
  or sponsored enterprises.


  Goldman Sachs Funds Management, L.P. ("GSFM"), New York, New York, an affiliate of Goldman, Sachs & Co. ("Goldman Sachs"), serves as investment adviser to the Adjustable Rate Government and Short Duration Government Funds. Goldman Sachs Asset Management ("GSAM"), New York, New York, a separate operating division of Goldman Sachs, serves as investment adviser to the Short Duration Tax-Free, Government Income, Municipal Income, Core Fixed Income and High Yield Funds. Goldman Sachs Asset Management International ("GSAMI"), London, England, an affiliate of Goldman Sachs, serves as investment adviser to the Global Income Fund. GSAM, GSFM and GSAMI are each referred to in this Prospectus as the "Investment Adviser." Goldman Sachs serves as each Fund's distributor and transfer agent.

SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER INSURED DEPOSITORY INSTITUTION, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN A FUND INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                                                       (continued on next page)

(cover continued)

  THE ADJUSTABLE RATE GOVERNMENT, SHORT DURATION GOVERNMENT AND GOVERNMENT INCOME FUNDS' NET ASSET VALUES AND YIELDS ARE NOT GUARANTEED BY THE U.S. GOVERNMENT OR BY ITS AGENCIES, INSTRUMENTALITIES OR SPONSORED ENTERPRISES.

  THE CORE FIXED INCOME, GLOBAL INCOME AND HIGH YIELD FUNDS MAY INVEST IN SECURITIES OF FOREIGN ISSUERS AND FOREIGN CURRENCIES THAT ENTAIL CERTAIN RISKS NOT CUSTOMARILY ASSOCIATED WITH INVESTING IN U.S. DOLLAR-DENOMINATED FIXED-INCOME SECURITIES. IN PARTICULAR, THE SECURITIES MARKETS OF EMERGING MARKET COUNTRIES ARE LESS LIQUID, ARE SUBJECT TO GREATER PRICE VOLATILITY, HAVE SMALLER MARKET CAPITALIZATIONS, HAVE LESS GOVERNMENT REGULATION AND ARE NOT SUBJECT TO AS EXTENSIVE AND FREQUENT ACCOUNTING, FINANCIAL AND OTHER REPORTING REQUIREMENTS AS THE SECURITIES MARKETS OF MORE DEVELOPED COUNTRIES.

  THE HIGH YIELD FUND INVESTS PRIMARILY IN HIGH YIELD, FIXED INCOME SECURITIES RATED BELOW INVESTMENT GRADE THAT ARE CONSIDERED SPECULATIVE AND GENERALLY INVOLVE GREATER PRICE VOLATILITY AND GREATER RISK OF LOSS OF PRINCIPAL AND INTEREST THAN INVESTMENTS IN HIGHER RATED FIXED INCOME SECURITIES.

  INVESTORS SHOULD CONSIDER THE RISKS ASSOCIATED WITH INVESTMENT IN A FUND INVESTING IN FOREIGN AND/OR HIGH YIELD SECURITIES. THE FUNDS MAY NOT BE SUITABLE FOR ALL INVESTORS. SEE "DESCRIPTION OF SECURITIES" AND "RISK FACTORS."

  This Prospectus provides information about Goldman Sachs Trust (the "Trust") and the Funds that a prospective investor should understand before investing. This Prospectus should be retained for future reference. A Statement of
Additional Information (the "Additional Statement"), dated     , 1997,
containing further information about the Trust and the Funds which may be of interest to investors, has been filed with the Securities and Exchange Commission ("SEC"), is incorporated herein by reference in its entirety, and may be obtained without charge from Goldman Sachs by calling the telephone number, or writing to one of the addresses, listed on the back cover of this Prospectus. The SEC maintains a Web site (http://www.sec.gov) that contains the Additional Statement and other information regarding the Trust.

                               TABLE OF CONTENTS

                                     PAGE
                                     ----
Fund Highlights....................    1
Fees and Expenses..................    7
Financial Highlights...............   11
Investment Objectives and Policies.   14
Description of Securities..........   21
Risk Factors.......................   28
Investment Techniques..............   31
Investment Restrictions............   35
Portfolio Turnover.................   35
Management.........................   36
Reports to Shareholders............   40
How to Invest......................   40

                                     PAGE
                                     ----
Services Available to Shareholders.   47
Distribution and Authorized Dealer
 Service Plans.....................   50
How to Sell Shares of the Funds....   51
Dividends..........................   53
Net Asset Value....................   54
Performance Information............   54
Shares of the Trust................   55
Taxation...........................   56
Additional Information.............   57
Appendix...........................   58
Account Application

                                FUND HIGHLIGHTS

   The following is intended to highlight certain information contained in this Prospectus and is qualified in its entirety by the more detailed information contained herein.

 WHAT IS THE GOLDMAN SACHS TRUST?

   The Goldman Sachs Trust is an open-end management investment company that offers its shares in several investment funds (mutual funds). Each Fund pools the monies of investors by selling its shares to the public and investing these monies in a portfolio of securities designed to achieve that Fund's stated investment objectives.

 WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS?

   Each Fund has distinct investment objectives and policies. There can be no assurance that a Fund's objectives will be achieved. For a complete description of each Fund's investment objectives and policies, see "Investment Objectives and Policies," "Description of Securities" and "Investment Techniques."

                                                           APPROXIMATE
                     INVESTMENT                           INTEREST RATE
  FUND NAME          OBJECTIVES            DURATION        SENSITIVITY    INVESTMENT SECTOR    CREDIT QUALITY
-------------   -------------------   ------------------  ------------- --------------------  ---------------
ADJUSTABLE      A high level of       Target = 6-month    9-month note  At least 65% of       U.S. Government
RATE            current income,       to 1-year                         total assets in       Securities
GOVERNMENT      consistent with       U.S. Treasury                     securities issued or
FUND            low volatility        Security                          guaranteed by the
                of principal.         Maximum = 2 years                 U.S. government,
                                                                        its agencies,
                                                                        instrumentalities
                                                                        or sponsored
                                                                        enterprises
                                                                        ("U.S. Government
                                                                        Securities'')
                                                                        that are adjustable
                                                                        rate mortgage
                                                                        pass-through
                                                                        securities and
                                                                        other mortgage
                                                                        securities with
                                                                        periodic interest
                                                                        rate resets.
SHORT DURATION  A high level of       Target = 2-year     2-year bond   At least 65% of       U.S. Government
GOVERNMENT      current income,       U.S. Treasury                     total assets in       Securities
FUND            and secondarily,      Security plus                     U.S. Government
                in seeking current    or minus .5 years                 Securities
                income, may           Maximum = 3 years                 and repurchase
                also consider the                                       agreements
                potential for                                           collateralized
                capital appreciation.                                   by such securities.
SHORT DURATION  A high level of       Target = Lehman     3-year bond   At least 80% of       Minimum = BBB/Baa
TAX-FREE        current income,       Brothers                          net assets in
FUND            consistent with       3-year Municipal                  municipal securities.
                low volatility        Bond Index
                of principal,         plus or minus
                that is exempt        .5 years
                from regular          Maximum = 4 years
                federal
                income tax.
GOVERNMENT      A high level of       Target = Lehman     5-year bond   At least 65% of       U.S. Government
INCOME          current income,       Brothers Mutual                   assets in U.S.        Securities and
FUND            consistent with       Fund Government/                  Government            non-U.S.
                safety of             Mortgage Index                    Securities, including Government
                principal.            plus or minus                     mortgage-backed       Securities rated
                                      1 year                            U.S. Government       AAA/Aaa
                                                                        Securities.
                                      Maximum =
                                      6 years
FUND NAME       OTHER INVESTMENTS   BENCHMARK
---------       -----------------   -----------------
ADJUSTABLE      Fixed-rate          6-month and
RATE            mortgage            1-Year U.S.
GOVERNMENT      pass-through        Treasury Security
FUND            securities and
                repurchase
                agreements
                collateralized by
                U.S. Government
                Securities.
SHORT DURATION  Mortgage pass-      2-Year U.S.
GOVERNMENT      through             Treasury Security
FUND            securities and
                other securities
                representing an
                interest in or
                collateralized
                by mortgage loans.
SHORT DURATION  U.S. Government     Lehman Brothers
TAX-FREE        Securities          3-Year Municipal
FUND            and repurchase      Bond Index
                agreements
                collateralized
                by such securities.
GOVERNMENT      Non-government      Lehman Brothers
INCOME          mortgage pass-      Mutual Fund
FUND            through securities, Government/
                asset-backed        Mortgage Index
                securities,
                corporate
                fixed income
                securities and
                repurchase
                agreements
                collateralized by
                U.S. Government
                Securities.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                                                      APPROXIMATE
                                                        INTEREST
                  INVESTMENT                              RATE
 FUND NAME        OBJECTIVES            DURATION      SENSITIVITY    INVESTMENT SECTOR     CREDIT QUALITY   OTHER INVESTMENTS
MUNICIPAL    A high level of       Target = Lehman    15-year bond At least 80% of       Minimum =          U.S. Government
INCOME       current income        Brothers 15-year                net assets in         BBB/Baa            Securities and
FUND         that is exempt        Municipal Bond                  municipal securities. Average = AA/Aa    repurchase
             from regular          Index plus                                                               agreements
             federal income        or minus 1 year                                                          collateralized by
             tax, consistent       Maximum =                                                                such securities.
             with preservation     12 years
             of capital.
CORE FIXED   Total return          Target = Lehman    5-year bond  At least 65% of       Minimum = BBB/Baa  Foreign fixed-
INCOME FUND  consisting of         Brothers                        assets in fixed-      Minimum for        income,
             capital               Aggregate Bond                  income securities,    non-dollar         municipal and
             appreciation and      Index plus or                   including             securities = AA/Aa convertible
             income that           minus 1 year                    U.S. Government                          securities,
             exceeds the total     Maximum =  6 years              Securities,                              foreign currencies
             return of the                                         corporate,                               and repurchase
             Lehman Brothers                                       mortgage-backed                          agreements
             Aggregate Bond                                        and asset-backed                         collateralized
             Index.                                                securities.                              by U.S.
                                                                                                            Government
                                                                                                            Securities.
GLOBAL       A high total return,  Target = J.P.      6-year bond  Securities of U.S.    Minimum =          Mortgage and asset
INCOME       emphasizing           Morgan Global                   and foreign           AA/Aa or A if      backed securities,
FUND         current               Government                      governments and       sovereign issuer   foreign currencies
             income, and, to       Bond Index                      corporations.         At least 50% =     and repurchase
             a lesser extent,      (hedged) plus                                         AAA/Aaa            agreements
             providing             or minus 2.5 years                                                       collateralized by
             opportunities         Maximum =                                                                U.S. Government
             for capital           7.5 years                                                                Securities or
             appreciation.                                                                                  certain foreign
                                                                                                            government
                                                                                                            securities.
HIGH YIELD   A high level of       Target = Lehman    6-year bond  At least 65% of       At least 65% =     Mortgage-backed
FUND         current income        Brothers High                   assets in fixed-      BB/Ba or below     and asset-backed
             and, secondarily,     Yield Bond Index                income securities                        securities, U.S.
             capital appreciation. plus or minus                   rated below                              Government
                                   2.5 years                       investment grade,                        Securities,
                                   Maximum =                       including U.S.                           investment grade
                                   7.5 years                       and non-U.S. dollar                      corporate fixed-
                                                                   corporate debt,                          income securities,
                                                                   foreign government                       structured
                                                                   securities,                              securities,
                                                                   convertible                              foreign currencies
                                                                   securities                               and repurchase
                                                                   and preferred stock.                     agreements
                                                                                                            collateralized
                                                                                                            U.S. Government
                                                                                                            Securities.
 FUND NAME      BENCHMARK
MUNICIPAL    Lehman Brothers
INCOME       15- year
FUND         Municipal
             Bond Index
CORE FIXED   Lehman Brothers
INCOME FUND  Aggregate Bond
             Index
GLOBAL       J.P. Morgan
INCOME       Global
FUND         Government Bond
             Index (hedged)
HIGH YIELD   Lehman Brothers
FUND         High Yield
             Bond Index

 WHAT ARE THE RISK FACTORS AND SPECIAL CHARACTERISTICS THAT I SHOULD CONSIDER BEFORE INVESTING?

   Each Fund's share price will fluctuate with market, economic and, with respect to the Core Fixed Income, Global Income and High Yield Funds, foreign exchange conditions, so that an investment in any of the Funds may be worth more or less when redeemed than when purchased. None of the Funds should be relied upon as a complete investment program. There can be no assurance that a Fund's investment objectives will be achieved. See "Risk Factors."

   Interest Rate Risk. When interest rates decline, the market value of fixed-income securities tends to increase. Conversely, when interest rates increase, the market value of fixed-income securities tends to decline. Volatility of a security's market value will differ depending upon the security's duration, the issuer and the type of instrument.

   Default Risk/Credit Risk. Investments in fixed-income securities are subject to the risk that the issuer could default on its obligations and a Fund could sustain losses on such investments. A default could impact both interest and principal payments.

   Call Risk and Extension Risk. Fixed-income securities may be subject to both call risk and extension risk. Call risk (i.e., where the issuer exercises its right to pay principal on an obligation earlier than scheduled) causes cash flow to be returned earlier than expected. This typically results when interest rates have declined and a Fund will suffer from having to reinvest in lower yielding securities. Extension risk (i.e., where the issuer exercises its right to pay principal on an obligation later than scheduled) causes cash flows to be returned later than expected. This typically results when interest rates have increased and a Fund will suffer from the inability to invest in higher yielding securities. The investment characteristics of Mortgage-Backed Securities (including adjustable rate mortgage securities) and Asset-Backed Securities differ from those of traditional fixed-income securities because they generally have both call risk (also known as prepayment risk) and extension risk.

   Tax Risk of Municipal Securities. Due to Municipal Securities' tax-exempt status, their yields and market values may be more adversely impacted by changes in tax rates and policies than taxable fixed-income securities.

   Risks of investing in non-investment grade fixed-income securities. Non-investment grade fixed-income securities (commonly referred to as "junk bonds") are subject to greater volatility and risk of loss and are less liquid than securities which are perceived to be of higher credit quality. Such securities, also referred to as high yield securities, are considered to be speculative by traditional investment standards. High yield securities are subject to increased risk of an issuer's inability to meet principal and interest payments. The High Yield Fund may invest in securities which are in default at the time of investment. The market for non-investment grade securities tends to be concentrated in a limited number of market makers, which may affect liquidity. In addition, the market price of such securities tends to reflect individual corporate developments to a greater extent than that of higher rated securities which react primarily to the general level of interest rates.

   Foreign Risks. Investments in securities of foreign issuers and currencies involve risks that are different from those associated with investments in domestic securities. The risks associated with foreign investments and currencies include changes in relative currency exchange rates, political and economic developments, the imposition of exchange controls, confiscation and other governmental restrictions. In addition, the securities markets of foreign countries are generally less liquid and subject to greater price volatility. To the extent that the Core Fixed Income, Global Income and High Yield Funds invest in emerging markets and countries, these risks may be heightened.

   Other. A Fund's use of certain investment techniques, including derivatives, forward contracts, options, futures and swap transactions, will subject the Fund to greater risk than funds that do not employ such techniques.

   Non-Diversification. Global Income Fund is a "non-diversified" fund as defined under the Investment Company Act of 1940, as amended (the "Act"), and is, therefore, subject only to certain federal tax diversification requirements (to which the other Funds are also subject), in addition to the policies adopted by the Investment Adviser. To the extent that the Fund is not diversified under the Act, it will be more susceptible to adverse developments affecting any single issuer of portfolio securities. See "Investment Restrictions."

 WHO MANAGES THE FUNDS?

   Goldman Sachs Funds Management, L.P. serves as Investment Adviser to the Adjustable Rate Government and Short Duration Government Funds. Goldman Sachs Asset Management serves as Investment Adviser to the Short Duration Tax-Free, Core Fixed Income, Government Income, Municipal Income and High Yield Funds. Goldman Sachs Asset Management International serves as Investment Adviser to the Global Income Fund. As of June 30, 1997, the Investment Advisers, together with their affiliates, acted as investment
 adviser, administrator or distributor for assets in excess of $   billion.

 WHO DISTRIBUTES THE FUNDS' SHARES?

   Goldman Sachs acts as distributor of each Fund's shares.

 WHAT IS THE MINIMUM INVESTMENT?

                                                             MINIMUM
                                                   ----------------------------
                                                   INITIAL PURCHASE ADDITIONAL
    TYPE OF PURCHASE                                    AMOUNT      INVESTMENTS
    ----------------                               ---------------- -----------
    Regular Purchases.............................      $1,000          $50
    Tax-Sheltered Retirement Plans and UGMA/UTMA
     purchases....................................      $  250          $50
    Automatic Investment Plan.....................      $   50          $50

  For further information, see "How to Invest--How to Buy Shares of the Funds" on page 41.

 HOW DO I PURCHASE SHARES?

   You may purchase shares of the Funds through Goldman Sachs and certain investment dealers, including members of the National Association of Securities Dealers, Inc. (the "NASD") and certain other financial service firms that have sales agreements with Goldman Sachs ("Authorized Dealers"). See "How to Invest" on page 40.

 WHAT ARE MY PURCHASE ALTERNATIVES?

   The Funds (other than the Adjustable Rate Government Fund which does not offer Class B or Class C shares) offer three classes of shares through this Prospectus. These shares may be purchased at the investor's choice, at a price equal to their next determined net asset value ("NAV") (i) plus an initial sales charge imposed at the time of purchase ("Class A shares"),
 (ii) with a contingent deferred sales charge imposed on redemptions within six years of purchase ("Class B shares") or (iii) without any initial or contingent deferred sales charge, as long as shares are held for one year or more ("Class C shares"). Except with respect to the Adjustable Rate Government Fund, direct purchases of $1 million or more of Class A shares will be sold without an initial sales charge and will be subject to a contingent deferred sales charge at the time of certain redemptions.

     ADJUSTABLE RATE       MAXIMUM FRONT                     MAXIMUM CONTINGENT
     GOVERNMENT FUND      END SALES CHARGE                 DEFERRED SALES CHARGE
     ---------------      ----------------                 ---------------------
  Class
   A...                         1.5%                                N/A
      SHORT DURATION
    GOVERNMENT  FUND
      SHORT DURATION
      TAX-FREE FUND
    -----------------
  Class
   A...                         3.0%                            (See above)
  Class
   B...                         N/A                  4% declining to 0% after six years
  Class
   C...                         N/A        1% if shares are redeemed within 12 months of purchase
  GOVERNMENT INCOME FUND
  MUNICIPAL INCOME FUND
  CORE FIXED INCOME FUND
    GLOBAL INCOME FUND
     HIGH YIELD FUND
  ----------------------
  Class
   A...                         4.5%                            (See above)
  Class
   B...                         N/A                  5% declining to 0% after six years
  Class
   C...                         N/A        1% if shares are redeemed within 12 months of purchase

   Over time, the deferred sales charge and distribution fees attributable to Class B or Class C shares will exceed the initial sales charge and distribution fees attributable to Class A shares. Class B shares convert to Class A shares, which are subject to lower distribution fees, eight years after initial purchase. Class C shares, which are subject to the same distribution fees as Class B shares, do not convert to Class A shares and are subject to the higher distribution fees indefinitely. See "How to Invest--Alternative Purchase Arrangements" on page 40.

 HOW DO I SELL MY SHARES?

   You may redeem shares upon request on any Business Day, as defined under "Additional Information," at the net asset value next determined after receipt of such request in proper form, subject to any applicable contingent deferred sales charge. See "How to Sell Shares of the Funds."

 HOW DO I RECEIVE DIVIDENDS AND DISTRIBUTIONS?

                                                INVESTMENT INCOME
                                                    DIVIDENDS
                                                ------------------ CAPITAL GAINS
     FUND                                       DECLARED    PAID   DISTRIBUTIONS
     ----                                       ------------------ -------------
  Adjustable Rate Government................... Daily     Monthly    Annually
  Short Duration Government.................... Daily     Monthly    Annually
  Short Duration Tax-Free...................... Daily     Monthly    Annually
  Government Income............................ Daily     Monthly    Annually
  Municipal Income............................. Daily     Monthly    Annually
  Core Fixed Income............................ Daily     Monthly    Annually
  Global Income................................ Monthly   Monthly    Annually
  High Yield................................... Daily     Monthly    Annually

   You may receive dividends in additional shares of the same class of the Fund in which you have invested or you may elect to receive cash, shares of the same class of other mutual funds sponsored by Goldman Sachs (the "Goldman Sachs Funds") or ILA Service Units of the Prime Obligations Portfolio or the Tax-Exempt Diversified Portfolio, if you hold Class A shares of a Fund, or ILA Class B or Class C Units of the Prime Obligations Portfolio, if you hold Class B or Class C shares of a Fund (the "ILA Portfolios"). For further information concerning dividends, see "Dividends."

                               FEES AND EXPENSES

                     ADJUSTABLE RATE     SHORT DURATION                SHORT DURATION                  GOVERNMENT
                       GOVERNMENT          GOVERNMENT                     TAX-FREE                       INCOME
                         FUND/5/             FUND/5/                       FUND/5/                        FUND
                     --------------- ---------------------------   ---------------------------   ---------------------------
                         CLASS A     CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C
                     --------------- -------   -------   -------   -------   -------   -------   -------   -------   -------
SHAREHOLDER
TRANSACTION
EXPENSES:
 Maximum Sales
 Charge Imposed on
 Purchases.........        1.5%/1/     3.0%/1/  none      none       3.0%/1/  none      none       4.5%/1/  none      none
 Maximum Sales
 Charge Imposed on
 Reinvested
 Dividends.........       none        none      none      none      none      none      none      none      none      none
 Maximum Deferred
 Sales Charge......       none/1/     none/1/    4.0%/2/   1.0%/3/  none/1/    4.0%/2/   1.0%/3/  none/1/   5.0%/2/   1.0%/3/
 Redemption
 Fees/4/...........       none        none      none      none      none      none      none      none      none      none
 Exchange Fees/4/..       none        none      none      none      none      none      none      none      none      none
ANNUAL FUND
OPERATING EXPENSES:
 (as a percentage
 of average daily
 net assets)
 Management Fees
 (after applicable
 limitations)/6/...       0.40%       0.40%     0.40%      0.40%    0.40%     0.40%      0.40%    0.25%     0.25%     0.25%
 Distribution
 (Rule 12b-1) Fees
 (after applicable
 limitations)/7/...       0.00%       0.00%     0.60%     [0.60]%   0.00%     0.60%     [0.60]%   0.00%     0.75%     0.75%
 Other Expenses:
   Authorized
   Dealer Service
   Fees............       0.25%       0.25%     0.25%      0.25%    0.25%     0.25%      0.25%    0.25%     0.25%     0.25%
   Other Expenses
   (after
   applicable
   limitations)/8/.       0.11%       0.05%     0.05%      0.05%    0.05%     0.05%      0.05%    0.00%     0.00%     0.00%
                          ----        ----      ----      -----     ----      ----      -----     ----      ----      ----
 TOTAL FUND
 OPERATING
 EXPENSES (AFTER
 FEE AND EXPENSE
 LIMITATIONS)/9/...       0.76%       0.70%     1.30%      1.30%    0.70%     1.30%      1.30%    0.50%     1.25%     1.25%
                          ====        ====      ====      =====     ====      ====      =====     ====      ====      ====
                            MUNICIPAL                    CORE FIXED                      GLOBAL
                             INCOME                        INCOME                        INCOME
                              FUND                         FUND/5/                        FUND
                     ----------------------------- ----------------------------- -----------------------------
                     CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C
                     --------- --------- --------- --------- --------- --------- --------- --------- ---------
SHAREHOLDER
TRANSACTION
EXPENSES:
 Maximum Sales
 Charge Imposed on
 Purchases.........    4.5%/1/  none      none      4.5%/1/   none      none      4.5%/1/   none      none
 Maximum Sales
 Charge Imposed on
 Reinvested
 Dividends.........   none      none      none      none      none      none      none      none      none
 Maximum Deferred
 Sales Charge......   none/1/   5.0%/2/   1.0%/3/   none/1/   5.0%/2/   1.0%/3/   none/1/    5.0%/2/   1.0%/3/
 Redemption
 Fees/4/...........   none      none      none      none      none      none      none      none      none
 Exchange Fees/4/..   none      none      none      none      none      none      none      none      none
ANNUAL FUND
OPERATING EXPENSES:
 (as a percentage
 of average daily
 net assets)
 Management Fees
 (after applicable
 limitations)/6/...   0.55%     0.55%     0.55%     0.40%     0.40%     0.40%     0.59%     0.59%     0.59%
 Distribution
 (Rule 12b-1) Fees
 (after applicable
 limitations)/7/...   0.00%     0.75%     0.75%     0.00%     0.75%     0.75%     0.21%     0.75%     0.75%
 Other Expenses:
   Authorized
   Dealer Service
   Fees............   0.25%     0.25%     0.25%     0.25%     0.25%     0.25%     0.25%     0.25%     0.25%
   Other Expenses
   (after
   applicable
   limitations)/8/.   0.05%     0.05%     0.05%     0.05%     0.05%     0.05%     0.11%     0.11%     0.11%
                     --------- --------- --------- --------- --------- --------- --------- --------- ---------
 TOTAL FUND
 OPERATING
 EXPENSES (AFTER
 FEE AND EXPENSE
 LIMITATIONS)/9/...   0.85%     1.60%     1.60%     0.70%     1.45%     1.45%     1.16%     1.70%     1.70%
                     ========= ========= ========= ========= ========= ========= ========= ========= =========
                              HIGH
                              YIELD
                             FUND/5/
                     -----------------------------
                     CLASS A   CLASS B   CLASS C
                     --------- --------- ---------
SHAREHOLDER
TRANSACTION
EXPENSES:
 Maximum Sales
 Charge Imposed on
 Purchases.........    4.5%/1/  none      none
 Maximum Sales
 Charge Imposed on
 Reinvested
 Dividends.........   none      none      none
 Maximum Deferred
 Sales Charge......   none/1/    5.0%/2/   1.0%/3/
 Redemption
 Fees/4/...........   none      none      none
 Exchange Fees/4/..   none      none      none
ANNUAL FUND
OPERATING EXPENSES:
 (as a percentage
 of average daily
 net assets)
 Management Fees
 (after applicable
 limitations)/6/...   0.65%     0.65%     0.65%
 Distribution
 (Rule 12b-1) Fees
 (after applicable
 limitations)/7/...   0.00%     0.75%     0.75%
 Other Expenses:
   Authorized
   Dealer Service
   Fees............   0.25%     0.25%     0.25%
   Other Expenses
   (after
   applicable
   limitations)/8/.   0.20%     0.20%     0.20%
                     --------- --------- ---------
 TOTAL FUND
 OPERATING
 EXPENSES (AFTER
 FEE AND EXPENSE
 LIMITATIONS)/9/...   1.10%     1.85%     1.85%
                     ========= ========= =========

----------

/1/ As a percentage of the offering price. No sales charge is imposed on purchases of Class A shares by certain classes of investors. Except with respect to direct purchases of the Adjustable Rate Government Fund, a contingent deferred sales charge of 1.00% is imposed on certain redemptions of Class A shares sold without an initial sales charge as part of an investment of $1 million or more. See "How to Invest--Offering Price."

/2/ With the exception of the Short Duration Government Fund and the Short
    Duration Tax-Free Fund, a contingent deferred sales charge is imposed upon shares redeemed within six years of purchase at a rate of 5% in the first year, declining to 1% in the sixth year, and eliminated thereafter. With respect to Short Duration Government Fund and Short Duration Tax-Free Fund, a contingent deferred sales charge is imposed on shares redeemed within five years of purchase at a rate of 4.0% in the first year, declining to 1% in the fifth year. See "How to Invest--Offering Price--Class B Shares."

/3/ A contingent deferred sales charge of 1.00% is imposed on shares redeemed within 12 months of purchase. See "How to Invest--Offering Price--Class C Shares."

/4/ A transaction fee of $7.50 may be charged for redemption proceeds paid by wire. In addition to free reinvestments of dividends and distributions in shares of other Goldman Sachs Funds or units of the ILA Portfolios and free automatic exchanges pursuant to the Automatic Exchange Program, six free exchanges are permitted in each twelve month period. A fee of $12.50 may be charged for each subsequent exchange during such period. See "How to Invest--Exchange Privilege."

/5/ Based on estimated amounts for the current fiscal year for the Adjustable
    Rate Government, Short Duration Government, Short Duration Tax-Free, Core Fixed Income and High Yield Funds.

/6/ The Investment Advisers have voluntarily agreed that a portion of the management fee would not be imposed on the Short Duration Government, Government Income, Global Income and High Yield Funds equal to .10%, .40%, .31% and .05%, respectively. Without such limitations, management fees would be .50%, .65%, .90% and .70% of each Fund's average daily net assets respectively.

/7/ Goldman Sachs voluntarily has agreed not to impose the entire distribution fee attributable to Class A shares of each Fund, except Global Income Fund where Goldman Sachs voluntarily has agreed not to impose .04% of the distribution fee. Goldman Sachs has also voluntarily agreed not to impose .15% of the distribution fee attributable to Class B [and Class C] shares of the Short Duration Government and Short Duration Tax-Free Funds. Distribution fees for Class A, Class B [and Class C] shares would otherwise be payable at the rate of .25%, .75% [ and .75%], respectively, of average daily net assets.

/8/ The Investment Advisers voluntarily have agreed to reduce or limit certain other expenses (excluding management, distribution and authorized dealer service fees, taxes, interest and brokerage fees and litigation, indemnification and other extraordinary expenses (and transfer agency fees in the case of the Global Income and High Yield Funds)) to the extent such expenses exceed .05%, .05%, .00%, .05%, .05%, .06% and .01% of the average daily net assets of the Short Duration Government, Short Duration Tax-Free, Government Income, Municipal Income, Core Fixed Income, Global Income and High Yield Funds, respectively.

/9/ Without the limitations described above, "Other Expenses" and "Total
    Operating Expenses" of the Funds would have been as set forth below. Information for the Class A and Class B shares of the Government Income, Municipal Income and Global Income Funds is shown for the fiscal year ended October 31, 1996. Information for the Class A and Class B shares of the Adjustable Rate Government, Short Duration Government, Short Duration Tax-Free, Core Fixed Income and High Yield Funds and Class C shares of each Fund are estimated for the current fiscal year:

                                                                        TOTAL
                                                              OTHER   OPERATING
                                                             EXPENSES EXPENSES
                                                             -------- ---------
Adjustable Rate Government
  Class A...................................................   .11%     1.01%
Short Duration Government
  Class A...................................................   .21%     1.21%
  Class B...................................................   .21%     1.71%
  Class C...................................................   .21%     1.71%
Short Duration Tax-Free
  Class A...................................................   .61%     1.51%
  Class B...................................................   .61%     2.01%
  Class C...................................................   .61%     2.01%
Government Income
  Class A...................................................   .74%     1.89%
  Class B...................................................   .74%     2.39%
  Class C...................................................   .74%     2.39%
Municipal Income
  Class A...................................................   .50%     1.55%
  Class B...................................................   .50%     2.05%
  Class C...................................................   .50%     2.05%
Core Fixed Income
  Class A...................................................   .43%     1.33%
  Class B...................................................   .43%     1.83%
  Class C...................................................   .43%     1.83%
Global Income
  Class A...................................................   .24%     1.64%
  Class B...................................................   .24%     2.14%
  Class C...................................................   .24%     2.14%
High Yield
  Class A...................................................   .75%     1.95%
  Class B...................................................   .75%     2.45%
  Class C...................................................   .75%     2.45%

EXAMPLE

  You would pay the following expenses on a hypothetical $1,000 investment (including the maximum sales charge) assuming (i) a 5% annual return and (ii) redemption at the end of each time period.

    FUND                                        1 YEAR 3 YEARS 5 YEARS 10 YEARS
    ----                                        ------ ------- ------- --------
Adjustable Rate Government Fund
   Class A Shares..............................  $23     $39     $57     $108
Short Duration Government Fund
  Class A Shares...............................   37      52      68      114
  Class B Shares
   --Assuming complete redemption at end of pe-
    riod.......................................   53      61      81      136
   --Assuming no redemption....................   13      41      71      136
  Class C Shares
   --Assuming complete redemption at end of pe-
    riod.......................................   23      41      71      157
   --Assuming no redemption....................   13      41      71      157
Short Duration Tax-Free Fund
  Class A Shares...............................   37      52      68      114
  Class B Shares
   --Assuming complete redemption at end of pe-
    riod.......................................   53      61      81      136
   --Assuming no redemption....................   13      41      71      136
  Class C Shares
   --Assuming complete redemption at end of pe-
    riod.......................................   23      41      71      157
   --Assuming no redemption....................   13      41      71      157
Government Income Fund
  Class A Shares...............................   50      60      72      105
  Class B Shares
   --Assuming complete redemption at end of pe-
    riod.......................................   63      70      89      126
   --Assuming no redemption....................   13      40      69      126
  Class C Shares
   --Assuming complete redemption at end of pe-
    riod.......................................   23      40      69      151
   --Assuming no redemption....................   13      40      69      151
Municipal Income Fund
  Class A Shares...............................   53      71      90      145
  Class B Shares
   --Assuming complete redemption at end of pe-
    riod.......................................   66      80     107      165
   --Assuming no redemption....................   16      50      87      165
  Class C Shares
   --Assuming complete redemption at end of pe-
    riod.......................................   26      50      87      190
   --Assuming no redemption....................   16      50      87      190
Core Fixed Income Fund
  Class A Shares...............................   52      66      82      128
  Class B Shares
   --Assuming complete redemption at end of pe-
    riod.......................................   65      76      99      149
   --Assuming no redemption....................   15      46      79      149
  Class C Shares
   --Assuming complete redemption at end of pe-
    riod.......................................   25      46      79      174
   --Assuming no redemption....................   15      46      79      174
Global Income Fund
  Class A Shares...............................   56      80     106      180
  Class B Shares
   --Assuming complete redemption at end of pe-
    riod.......................................   67      84     112      179
   --Assuming no redemption....................   17      54      92      179
  Class C Shares
   --Assuming complete redemption at end of pe-
    riod.......................................   27      54      92      201
   --Assuming no redemption....................   17      54      92      201
High Yield Fund
  Class A Shares...............................   56      78     N/A      N/A
  Class B Shares
   --Assuming complete redemption at end of pe-
    riod.......................................   69      88     N/A      N/A
   --Assuming no redemption....................   19      58     N/A      N/A
  Class C Shares
   --Assuming complete redemption at end of pe-
    riod.......................................   29      58     N/A      N/A
   --Assuming no redemption....................   19      58     N/A      N/A

  The hypothetical example assumes that a contingent deferred sales charge will not apply to redemptions of Class A shares within the first 18 months. Class B shares convert to Class A shares eight years after purchase; therefore, Class A expenses are used in the hypothetical example after year eight.

  The Investment Advisers and Goldman Sachs have no current intention of modifying or discontinuing any of the limitations set forth above but may do so in the future at their discretion. The information with respect to the Adjustable Rate Government Fund set forth in the foregoing table and hypothetical example relates only to its Class A shares (the Fund does not offer Class B or Class C shares); such information with respect to the other funds relates only to Class A, B and C shares. The Adjustable Rate Government, Short Duration Government, Short Duration Tax-Free, Core Fixed Income, Global Income and High Yield Funds, but not the other Funds, also offer Institutional Shares and Service Shares and the Adjustable Rate Government, Short Duration Government, Short Duration Tax-Free and Core Fixed Income Funds, but not the other Funds, also offer Administration Shares. Institutional, Administration and Service Shares are subject to different fees and expenses (which affect performance), have different minimum investment requirements and are entitled to different services than Class A, Class B and Class C shares. Information regarding Institutional, Administration and Service Shares may be obtained from your sales representative or from Goldman Sachs by calling the number on the back cover of this Prospectus. Because of the Distribution Plans, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the NASD's rules regarding investment companies.

  In addition to the compensation itemized above, certain institutions that sell Fund shares and/or their salespersons may receive certain compensation for the sale and distribution of Class A, Class B and Class C shares of the Funds or for services to the Funds. For additional information regarding such compensation, see "Management" and "Services Available to Shareholders" in the Prospectus and "Other Information Regarding Purchases, Redemptions, Exchanges and Dividends" in the Additional Statement.

  The purpose of the foregoing table is to assist investors in understanding the various fees and expenses of a Fund that an investor will bear directly or indirectly. The information on the fees and expenses included in the table and the hypothetical example above are based on each Fund's fees and expenses (actual or estimated) and should not be considered as representative of past or future expenses. Actual fees and expenses may be greater or less than those indicated. Moreover, while the example assumes a 5% annual return, a Fund's actual performance will vary and may result in an actual return greater or less than 5%. See "Management--Investment Advisers."

                             FINANCIAL HIGHLIGHTS

         SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

  The following data with respect to a share (of the Class specified) of the Funds outstanding for the period ended April 30, 1997 is unaudited. The remaining data has been audited by Arthur Andersen LLP, independent public accountants, as indicated in their report incorporated by reference into the Additional Statement from the Annual Report to shareholders for the Funds for the year ended October 31, 1996 (the "Annual Report"). This information should be read in conjunction with the financial statements and related notes incorporated by reference and attached to the Additional Statement. The Annual Report also contains performance information and is available upon request and without charge by calling the telephone number or writing to one of the addresses on the back cover of this Prospectus. During the periods shown, the Trust did not offer Class A and B shares of the Short Duration Government, Short Duration Tax-Free, Core Fixed Income and High Yield Funds or Class C shares of any Fund. Accordingly, there are no financial highlights for these Funds or Classes.

                             INCOME (LOSS) FROM INVESTMENT OPERATIONS
                            ------------------------------------------------
                                           NET
                                         REALIZED         NET
                                           AND         REALIZED
                                        UNREALIZED        AND
                                       GAIN (LOSS)    UNREALIZED
                                            ON        GAIN (LOSS)   TOTAL
                     NET               INVESTMENT,    ON FOREIGN    INCOME
                    ASSET     NET         OPTION       CURRENCY     (LOSS)
                  VALUE AT  INVEST-        AND          RELATED      FROM
                  BEGINNING  MENT        FUTURES        TRANS-    INVESTMENT
                  OF PERIOD INCOME     TRANSACTIONS     ACTIONS   OPERATIONS
-----------------------------------------------------------------------------
                             ADJUSTABLE RATE GOVERNMENT FUND
-----------------------------------------------------------------------------
FOR THE SIX MONTHS ENDED APRIL 30, 1997 (UNAU-
DITED)
------------------
Institutional
Shares..........
Administration
Shares..........
Class A Shares..
FOR THE YEAR ENDED OCTOBER 31,
------------------
1996-Institu-
tional Shares...    $9.77   $0.5759(a)   $0.0772(a)       --       $0.6531
1996-Administra-
tion Shares.....     9.77    0.5489(a)    0.0797(a)       --        0.6286
1996-Class A
Shares..........     9.77    0.5481(a)    0.0806(a)       --        0.6287
1995-Institu-
tional Shares...     9.74    0.5630(a)    0.0717(a)       --        0.6347
1995-Administra-
tion Shares.....     9.74    0.5366(a)    0.0737(a)       --        0.6103
1995-Class A
Shares(c).......     9.79    0.2721(a)   (0.0090)(a)      --        0.2631
1994-Institu-
tional Shares...    10.00    0.4341(a)   (0.2455)(a)      --        0.1886
1994-Administra-
tion Shares.....    10.00    0.4211(a)   (0.2572)(a)      --        0.1639
1993-Institu-
tional Shares...    10.04    0.4397      (0.0376)(d)      --        0.4021
1993-Administra-
tion Shares(e)..    10.02    0.2146      (0.0173)(d)      --        0.1973
1992-Institu-
tional Shares...    10.03    0.5599      (0.0029)(d)      --        0.5570
FOR THE PERIOD JULY 17, 1991(G) THROUGH OCTOBER 31,
------------------
1991-Institu-
tional Shares...    10.00    0.1531       0.0322(d)       --        0.1853
                                    DISTRIBUTIONS TO SHAREHOLDERS
                  -------------------------------------------------------------------
                                                    IN EXCESS
                              FROM NET                OF NET
                              REALIZED               REALIZED
                              GAIN ON       IN       GAIN ON                             NET
                    FROM    INVESTMENT,   EXCESS   INVESTMENT,                         INCREASE    NET
                    NET        OPTION     OF NET      OPTION     FROM       TOTAL     (DECREASE)  ASSET
                  INVEST-       AND      INVEST-       AND       PAID   DISTRIBUTIONS   IN NET   VALUE AT
                    MENT      FUTURES      MENT      FUTURES      IN         TO         ASSET     END OF    TOTAL
                   INCOME   TRANSACTIONS  INCOME   TRANSACTIONS CAPITAL SHAREHOLDERS    VALUE     PERIOD  RETURN(K)
                  -------------------------------------------------------------------------------------------------
                                                   ADJUSTABLE RATE GOVERNMENT FUND
                  -------------------------------------------------------------------------------------------------
FOR THE SIX MONTHS ENDED APRIL 31, 1997 (UNAU
DITED)
------------------
Institutional
Shares..........
Administration
Shares..........
Class A Shares..
FOR THE YEAR ENDED OCTOBER 31,
------------------
1996-Institu-
tional Shares...  $(0.5725)      --      $(0.0206)      --        --      $(0.5931)    $0.0600    $9.83     6.86%
1996-Administra-
tion Shares.....   (0.5489)      --       (0.0198)      --        --       (0.5687)     0.0600     9.83     6.60
1996-Class A
Shares..........   (0.5489)      --       (0.0198)      --        --       (0.5687)     0.0600     9.83     6.60
1995-Institu-
tional Shares...   (0.5759)      --       (0.0287)      --        --       (0.6046)     0.0301     9.77     6.75
1995-Administra-
tion Shares.....   (0.5528)      --       (0.0275)      --        --       (0.5803)     0.0300     9.77     6.48
1995-Class A
Shares(c).......   (0.2697)      --       (0.0134)      --        --       (0.2831)    (0.0200)    9.77     2.74(f)
1994-Institu-
tional Shares...   (0.4486)      --         --          --        --       (0.4486)    (0.2600)    9.74     1.88
1994-Administra-
tion Shares.....   (0.4239)      --         --          --        --       (0.4239)    (0.2600)    9.74     1.63
1993-Institu-
tional Shares...   (0.4397)      --       (0.0024)      --        --       (0.4421)    (0.0400)   10.00     4.13
1993-Administra-
tion Shares(e)..   (0.2146)      --       (0.0027)      --        --       (0.2173)    (0.0200)   10.00     2.01(f)
1992-Institu-
tional Shares...   (0.5470)      --         --          --        --       (0.5470)     0.0100    10.04     6.12
FOR THE PERIOD JULY 17, 1991(G) THROUGH OCTOBER 31,
------------------
1991-Institu-
tional Shares...   (0.1553)      --         --          --        --       (0.1553)     0.0300    10.03     2.14(f)
                                                                 RATIOS ASSUMING
                                                                  NO VOLUNTARY
                                                                WAIVER OF FEES OR
                                                                     EXPENSE
                                                                   LIMITATIONS
                                                              ---------------------
                             RATIO OF
                                NET                                       RATIO OF
                              INVEST-                                       NET
                               MENT                    NET                INVEST-
                   RATIO OF   INCOME                 ASSETS                 MENT
                     NET     (LOSS) TO               AT END    RATIO OF    INCOME
                   EXPENSES   AVERAGE   PORTFOLIO      OF      EXPENSES  (LOSS) TO
                  TO AVERAGE    NET     TURNOVER     PERIOD   TO AVERAGE  AVERAGE
                  NET ASSETS  ASSETS     RATE(D)    (IN 000S) NET ASSETS NET ASSETS
-----------------------------------------------------------------------------------
                                    ADJUSTABLE RATE GOVERNMENT FUND
-----------------------------------------------------------------------------------
FOR THE SIX MONTHS ENDED APRIL 30, 1997 (UNAU-
DITED)
------------------
Institutional
Shares..........
Administration
Shares..........
Class A Shares..
FOR THE YEAR ENDED OCTOBER 31,
------------------
1996-Institu-
tional Shares...     0.45%     5.85%      52.36%     $613,149    0.51%      5.79%
1996-Administra-
tion Shares.....     0.70      5.59       52.36         3,792    0.76       5.53
1996-Class A
Shares..........     0.70      5.59       52.36        10,728    1.01       5.28
1995-Institu-
tional Shares...     0.46      5.77       24.12       657,358    0.53       5.70
1995-Administra-
tion Shares.....     0.71      5.50       24.12         3,572    0.78       5.43
1995-Class A
Shares(c).......     0.69(b)   5.87(b)    24.12        15,203    1.01(b)    5.55(b)
1994-Institu-
tional Shares...     0.46      4.38       37.81       942,523    0.49       4.35
1994-Administra-
tion Shares.....     0.71      4.27       37.81         6,960    0.74       4.24
1993-Institu-
tional Shares...     0.45      4.36      103.74     2,760,871    0.48       4.33
1993-Administra-
tion Shares(e)..     0.70(b)   3.81(b)   103.74         5,326    0.73(b)    3.78(b)
1992-Institu-
tional Shares...     0.42      5.61      286.40     2,145,064    0.55       5.48
FOR THE PERIOD JULY 17, 1991(G) THROUGH OCTOBER 31,
------------------
1991-Institu-
tional Shares...     0.20(b)   7.31(b)   145.67(b)    239,642    1.02(b)    6.49(b)

                                 INCOME (LOSS) FROM INVESTMENT OPERATIONS
                              ---------------------------------------------------
                                           NET REALIZED
                                               AND        NET REALIZED
                                            UNREALIZED        AND
                                           GAIN (LOSS)     UNREALIZED    TOTAL
                                                ON        GAIN (LOSS)    INCOME
                    NET ASSET              INVESTMENT,     ON FOREIGN    (LOSS)
                    VALUE AT     NET        OPTION AND      CURRENCY      FROM
                    BEGINNING INVESTMENT     FUTURES        RELATED    INVESTMENT
                    OF PERIOD   INCOME     TRANSACTIONS   TRANSACTIONS OPERATIONS
                    --------- ----------   ------------   ------------ ----------
                                    SHORT DURATION GOVERNMENT FUND
---------------------------------------------------------------------------------
FOR THE SIX MONTHS ENDED APRIL 30, 1997 (UNAUDITED)
---------------------------------------------------
Institutional
Shares..........
Administration
Shares..........
Service Shares..
FOR THE YEAR ENDED OCTOBER 31,
------------------------------
1996-Institutional
Shares .........     $ 9.82    $0.6290(a)    $0.0136 (a)         --     $0.6426
1996-Administra-
tion Shares(h)..       9.86     0.3837(a)     0.0003 (a)         --      0.3840
1996-Service
Shares(i).......       9.72     0.3134(a)     0.1018 (a)         --      0.4152
1995-Institu-
tional Shares...       9.64     0.6652(a)     0.1666 (a)         --      0.8318
1995-Administra-
tion Shares.....       9.64     0.2384(a)    (0.0433)(a)         --      0.1951
1994-Institu-
tional Shares...      10.14     0.5628(a)    (0.4592)(a)         --      0.1036
1994-Administra-
tion Shares.....      10.14     0.5329(a)    (0.4539)(a)         --      0.0790
1993-Institu-
tional Shares...      10.16     0.5627       (0.0135)(d)         --      0.5492
1993-Administra-
tion Shares(e)..      10.23     0.2725       (0.0900)(d)         --      0.1825
1992-Institu-
tional Shares...      10.22     0.6703       (0.0600)(d)         --      0.6103
1991-Institu-
tional Shares...      10.00     0.8020        0.2200 (d)         --      1.0220
1990-Institu-
tional Shares...      10.07     0.8300       (0.0700)(d)         --      0.7600
1989-Institu-
tional Shares...      10.10     0.8800           --              --      0.8800
FOR THE PERIOD AUGUST 15, 1988(G) THROUGH OCTOBER 31,
-----------------------------------------------------
1988-Institu-
tional Shares...      10.00     0.1800        0.1000 (d)         --      0.2800

                             SHORT DURATION TAX-FREE FUND
----------------------------------------------------------------------------------
FOR THE SIX MONTHS ENDED APRIL 30, 1997 (UNAUDITED)
---------------------------------------------------
Institutional
Shares..........
Administration
Shares..........
Service Shares..
FOR THE YEAR ENDED OCTOBER 31,
-------------------------------------
1996-Institu-
tional Shares...     $ 9.94    $0.4192(a)    $0.0200 (a)         --     $0.4392
1996-Administra-
tion Shares.....       9.94     0.3944(a)     0.0200 (a)         --      0.4144
1996-Service
Shares..........       9.95     0.3697(a)     0.0200 (a)         --      0.3897
1995-Institu-
tional Shares...       9.79     0.4235(a)     0.1500 (a)         --      0.5735
1995-Administra-
tion Shares.....       9.79     0.3989(a)     0.1500 (a)         --      0.5489
1995-Service
Shares..........       9.79     0.3744(a)     0.1600 (a)         --      0.5344
1994-Institu-
tional Shares...      10.23     0.3787(a)    (0.3575)(a)         --      0.0212
1994-Administra-
tion Shares.....      10.23     0.3537(a)    (0.3575)(a)         --     (0.0038)
1994-Service
Shares(j).......       9.86     0.0475(a)    (0.0700)(a)                (0.0225)
1993-Institu-
tional Shares...       9.93     0.3834        0.3000(d)          --      0.6834
1993-Administra-
tion Shares(j)..      10.16     0.1555        0.0720(d)          --      0.2275
FOR THE PERIOD OCTOBER 1, 1992(G) THROUGH OCTOBER 31,
-----------------------------------------------------
1992-Institu-
tional Shares...      10.00     0.0341       (0.0700)(d)         --     (0.0359)
                                        DISTRIBUTIONS TO SHAREHOLDERS
                    ----------------------------------------------------------------------


                                 FROM NET              IN EXCESS OF
                                 REALIZED              NET REALIZED                           NET
                                 GAIN ON                 GAIN ON                            INCREASE
                               INVESTMENT,  IN EXCESS  INVESTMENT,    FROM       TOTAL     (DECREASE) NET ASSET
                     FROM NET   OPTION AND    OF NET    OPTION AND    PAID   DISTRIBUTIONS   IN NET   VALUE AT
                    INVESTMENT   FUTURES    INVESTMENT   FUTURES       IN         TO         ASSET     END OF
                      INCOME   TRANSACTIONS   INCOME   TRANSACTIONS CAPITAL  SHAREHOLDERS    VALUE     PERIOD
                    ---------- ------------ ---------- ------------ -------- ------------- ---------- ---------
                                                   SHORT DURATION GOVERNMENT FUND
---------------------------------------------------------------------------------------------------------------
FOR THE SIX MONTHS
-------------------
Institutional
Shares..........
Administration
Shares..........
Service Shares..
FOR THE YEAR ENDED
-------------------
1996-Institutional
Shares .........     $(0.6326)        --          --          --         --    $(0.6326)    $0.0100     $9.83
1996-Administra-
tion Shares(h)..      (0.3940)        --          --          --         --     (0.3940)    (0.0100)     9.85
1996-Service
Shares(i).......      (0.3152)        --          --          --         --     (0.3152)     0.1000      9.82
1995-Institu-
tional Shares...      (0.6518)        --          --          --         --     (0.6518)     0.1800      9.82
1995-Administra-
tion Shares.....      (0.2051)        --          --          --         --     (0.2051)    (0.0100)     9.63(h)
1994-Institu-
tional Shares...      (0.5598)   (0.0438)         --          --         --     (0.6036)    (0.5000)     9.64
1994-Administra-
tion Shares.....      (0.5352)   (0.0438)         --          --         --     (0.5790)    (0.5000)     9.64
1993-Institu-
tional Shares...      (0.5627)        --     (0.0065)         --         --     (0.5692)    (0.0200)    10.14
1993-Administra-
tion Shares(e)..      (0.2725)        --          --          --         --     (0.2725)    (0.0900)    10.14
1992-Institu-
tional Shares...      (0.6703)        --          --          --         --     (0.6703)    (0.0600)    10.16
1991-Institu-
tional Shares...      (0.8020)        --          --          --         --     (0.8020)     0.2200     10.22
1990-Institu-
tional Shares...      (0.8300)        --          --          --         --     (0.8300)    (0.0700)    10.00
1989-Institu-
tional Shares...      (0.8800)        --          --          --    (0.0300)    (0.9100)    (0.0300)    10.07
FOR THE PERIOD AUGU
-------------------
1988-Institu-
tional Shares...      (0.1800)        --          --          --         --    (0.1800)      0.1000     10.10

                                                     SHORT DURATION TAX-FREE FUND
--------------------------------------------------------------------------------------------------------------
FOR THE SIX MONTHS ENDED APRIL 30, 1997 (UNAUDITED)
---------------------------------------------------
Institutional
Shares..........
Administration
Shares..........
Service Shares..
FOR THE YEAR ENDED OCTOBER 31,
-----------------------------
1996-Institu-
tional Shares...     $(0.4192)        --          --          --         --    $(0.4192)    $0.0300     $9.96
1996-Administra-
tion Shares.....      (0.3944)        --          --          --         --     (0.3944)     0.0300      9.96
1996-Service
Shares..........      (0.3697)        --          --          --         --     (0.3697)     0.0200      9.97
1995-Institu-
tional Shares...      (0.4235)        --          --          --         --     (0.4235)     0.1500      9.94
1995-Administra-
tion Shares.....      (0.3989)        --          --          --         --     (0.3989)     0.1500      9.94
1995-Service
Shares..........      (0.3744)        --          --          --         --     (0.3744)     0.1600      9.95
1994-Institu-
tional Shares...      (0.3787)    (0.0825)        --          --         --     (0.4612)    (0.4400)     9.79
1994-Administra-
tion Shares.....      (0.3537)    (0.0825)        --          --         --     (0.4362)    (0.4400)     9.79
1994-Service
Shares(j).......      (0.0475)                    --                            (0.0475)    (0.0700)     9.79
1993-Institu-
tional Shares...      (0.3834)        --          --          --         --     (0.3834)     0.3000     10.23
1993-Administra-
tion Shares(j)..      (0.1555)        --          --          --         --     (0.1555)     0.0720     10.23
FOR THE PERIOD OCTOBER 1, 1992(G) THROUGH OCTOBER 31,
-----------------------------------------------------
1992-Institu-
tional Shares...      (0.0341)        --          --          --         --     (0.0341)    (0.0700)     9.93
                                                                                      RATIOS ASSUMING
                                                                                    NO VOLUNTARY WAIVER
                                                                                        OF FEES OR
                                                                                    EXPENSE LIMITATIONS
                                                                                   ---------------------

                                                  RATIO OF                                     RATIO OF
                                                    NET                    NET                   NET
                                       RATIO OF  INVESTMENT               ASSETS              INVESTMENT
                                         NET       INCOME                 AT END    RATIO OF    INCOME
                                       EXPENSES    (LOSS)   PORTFOLIO       OF      EXPENSES    (LOSS)
                            TOTAL     TO AVERAGE TO AVERAGE TURNOVER      PERIOD   TO AVERAGE TO AVERAGE
                          RETURN(K)   NET ASSETS NET ASSETS  RATE(D)    (IN 000'S) NET ASSETS NET ASSETS
                          ---------   ---------- ---------- ---------   ---------- ---------- ----------
                                                    SHORT DURATION GOVERNMENT FUND
--------------------------------------------------------------------------------------------------------
FOR THE SIX MONTHS ENDED APRIL 30, 1997 (UNAUDITED)
---------------------------------------------------
Institutional Shares....
Administration Shares...
Service Shares..........
FOR THE YEAR ENDED OCTOBER 31,
------------------------------
1996-Institutional
Shares .................     6.75%       0.45%      6.44%    115.45%     $ 99,944     0.71%      6.18%
1996-Administration
Shares(h)...............     4.00(f)     0.70(b)    5.97(b)  115.45           252     0.96(b)    5.71(b)
1996-Service Shares(i)..     4.35(f)     0.95(b)    6.05(b)  115.45         1,822     1.21(b)    5.79(b)
1995-Institutional
Shares..................     8.97        0.45       6.87     292.56       103,760     0.72       6.60
1995-Administration
Shares..................     2.10        0.70(b)    7.91(b)  292.56           --      0.90(b)    7.71(b)
1994-Institutional
Shares..................     0.99        0.45       5.69     289.79       193,095     0.59       5.55
1994-Administration
Shares..................     0.73        0.70       5.38     289.79           730     0.84       5.24
1993-Institutional
Shares..................     5.55        0.45       5.46     411.66       359,708     0.64       5.31
1993-Administration
Shares(e)...............     1.74        0.70(b)    4.84(b)  411.66        16,490     0.80(b)    4.74(b)
1992-Institutional
Shares..................     6.24        0.45       6.60     216.07       277,927     0.69       6.36
1991-Institutional
Shares..................    10.93        0.45       8.25     155.44       158,848     0.79       7.91
1990-Institutional
Shares..................     8.23        0.45       8.62     173.21        68,995     0.95       8.12
1989-Institutional
Shares..................     9.08        0.46       8.71     137.37        31,015     1.39       7.78
FOR THE PERIOD AUGUST 15, 1988(G) THROUGH OCTOBER 31,
-----------------------------------------------------
1988-Institutional
Shares..................     3.30(f)     0.55(b)    8.55(b)  167.00(b)     39,052     1.42(b)    7.68(b)

                                              SHORT DURATION TAX-FREE FUND
--------------------------------------------------------------------------------------------------------
FOR THE SIX MONTHS ENDED APRIL 30, 1997 (UNAUDITED)
---------------------------------------------------
Institutional Shares....
Administration Shares...
Service Shares..........
FOR THE YEAR ENDED OCTOBER 31,
------------------------------------------
1996-Institutional
Shares..................     4.50%       0.45%      4.21%    231.65%      $34,814     1.01%      3.65%
1996-Administration
Shares..................     4.24        0.70       3.96     231.65            48     1.26       3.40
1996-Service Shares.....     3.98        0.95       3.74     231.65           695     1.51       3.18
1995-Institutional
Shares..................     5.98        0.45       4.31     259.52        58,389     0.77       3.99
1995-Administration
Shares..................     5.76        0.70       4.14     259.52            46     1.02       3.82
1995-Service Shares.....     5.59        0.95       3.87     259.52           454     1.27       3.55
1994-Institutional
Shares..................     0.17        0.45       3.74     354.00        83,704     0.61       3.58
1994-Administration
Shares..................    (0.11)       0.70       3.51     354.00         3,866     0.86       3.35
1994-Service Shares(j)..    (0.32)(f)    0.95(b)    4.30(b)  354.00           440     1.11(b)    4.14(b)
1993-Institutional
Shares..................     7.03        0.41       3.70     404.60       115,803     1.06       3.05
1993-Administration
Shares(j)...............     2.28(f)     0.70(b)    3.32(b)  404.60           911     1.07(b)    2.95(b)
FOR THE PERIOD OCTOBER 1, 1992(G) THROUGH OCTOBER 31,
-----------------------------------------------------
1992-Institutional
Shares..................    (0.34)(f)    0.05(b)    4.58(b)   31.19(f)     14,601     2.68(b)    1.95(b)




                              INCOME (LOSS) FROM INVESTMENT OPERATIONS(M)
                            -----------------------------------------------
                                       NET REALIZED
                                           AND      NET REALIZED
                                        UNREALIZED      AND
                                       GAIN (LOSS)   UNREALIZED    TOTAL
                                            ON      GAIN (LOSS)    INCOME
                  NET ASSET            INVESTMENT,   ON FOREIGN    (LOSS)
                  VALUE AT     NET      OPTION AND    CURRENCY      FROM
                  BEGINNING INVESTMENT   FUTURES      RELATED    INVESTMENT
                  OF PERIOD   INCOME   TRANSACTIONS TRANSACTIONS OPERATIONS
                  --------- ---------- ------------ ------------ ----------
                                    GOVERNMENT INCOME FUND
----------------------------------------------------------------------------
FOR THE SIX MONTHS ENDED APRIL 30, 1997 (UNAUDITED)
---------------------------------------------------
Class A Shares..
Class B Shares..
FOR THE YEARS ENDED OCTOBER 31,
-------------------------------
1996-Class A
shares..........   $14.47    $  0.92     $  (0.11)         --     $  0.81
1996-Class B
shares(n).......    14.11       0.41         0.26          --        0.67
1995-Class A
shares..........    13.47       0.94         1.00          --        1.94
1994-Class A
shares..........    14.90       0.85        (1.28)         --       (0.43)
FOR THE PERIOD FEBRUARY 10, 1993(G) THROUGH OCTOBER 31,
-------------------------------------------------------
1993-Class A
shares..........    14.32       0.56         0.58          --        1.14
                               CORE FIXED INCOME FUND
----------------------------------------------------------------------------
FOR THE SIX MONTHS ENDED APRIL 30, 1997 (UNAUDITED)
---------------------------------------------------
Institutional
Shares..........
Administration
Shares..........
Service Shares..
FOR THE YEAR ENDED OCTOBER 31,
------------------------------
1996-Institu-
tional Shares...   $10.00    $0.6448     $(0.0704)         --     $0.5744
1996-Administra-
tion Shares(1)..     9.91     0.4083      (0.0703)         --      0.3380
1996-Service
Shares(1).......     9.77     0.3756       0.0898          --      0.4654
1995-Institu-
tional Shares...     9.24     0.6423       0.7610          --      1.4033
FOR THE PERIOD JANUARY 5, 1994(G) THROUGH OCTOBER
31,
-------------------------------------------------
1994-Institu-
tional Shares...    10.00     0.4648      (0.7617)         --     (0.2969)
                                GLOBAL INCOME FUND
----------------------------------------------------------------------------
FOR THE SIX MONTHS ENDED APRIL 30, 1997
---------------------------------------
Class A Shares..
Class B Shares..
Institutional
Shares..........
FOR THE YEARS ENDED OCTOBER 31,
-------------------------------
1996-Class A
shares..........   $14.45      $0.71        $0.62        $0.18      $1.51
1996-Class B
shares(n).......    14.03       0.34         0.41         0.11       0.86
1996-
Institutional
shares..........    14.45       1.15         0.32         0.10       1.57
1995-Class A
shares..........    13.43       0.89         0.92         0.15       1.96
1995-
Institutional
shares(o).......    14.09       0.22         0.34         0.06       0.62
1994-Class A
shares..........    15.07       0.84        (1.37)       (0.12)     (0.65)
1993-Class A
shares..........    14.69       0.85         1.07        (0.42)      1.50
1992-Class A
shares..........    14.60       1.14         0.45        (0.36)      1.23
FOR THE PERIOD AUGUST 2, 1991(G) THROUGH OCTOBER 31,
----------------------------------------------------
1991-Class A
shares..........    14.55       0.25         0.23        (0.19)      0.29
                               MUNICIPAL INCOME FUND
----------------------------------------------------------------------------
FOR THE SIX MONTHS ENDED APRIL 30, 1997 (UNAUDITED)
---------------------------------------------------
Class A Shares..
Class B Shares..
FOR THE YEARS ENDED OCTOBER 31,
-------------------------------
1996-Class A
shares..........   $14.17    $  0.65        $0.20          --     $  0.85
1996-Class B
shares(n).......    14.03       0.27         0.34          --        0.61
1995-Class A
shares..........    13.08       0.67         1.09          --        1.76
1994-Class A
shares..........    14.64       0.73        (1.51)         --       (0.78)
FOR THE PERIOD JULY 20, 1993(G) THROUGH OCTOBER 31,
---------------------------------------------------
1993-Class A
shares..........    14.32       0.22         0.32          --        0.54
                                      DISTRIBUTIONS TO SHAREHOLDERS
                  -----------------------------------------------------------------------


                               FROM NET              IN EXCESS OF
                               REALIZED              NET REALIZED                            NET
                               GAIN ON                 GAIN ON                             INCREASE
                             INVESTMENT,  IN EXCESS  INVESTMENT,    FROM        TOTAL     (DECREASE) NET ASSET
                   FROM NET   OPTION AND    OF NET    OPTION AND    PAID    DISTRIBUTIONS   IN NET   VALUE AT
                  INVESTMENT   FUTURES    INVESTMENT   FUTURES       IN          TO         ASSET     END OF     TOTAL
                    INCOME   TRANSACTIONS   INCOME   TRANSACTIONS CAPITAL   SHAREHOLDERS    VALUE     PERIOD   RETURN(K)
                  ---------- ------------ ---------- ------------ --------  ------------- ---------- --------- ---------
                                                         GOVERNMENT INCOME FUND
                  ------------------------------------------------------------------------------------------------------
FOR THE SIX MONTHS ENDED APRIL 30, 1997 (UNAUDITED)
---------------------------------------------------
Class A Shares..
Class B Shares..
FOR THE YEARS ENDED OCTOBER 31,
-------------------------------
1996-Class A
shares..........     $(0.92)        --          --          --         --     $  (0.92)    $  (0.11)  $14.36      5.80%
1996-Class B
shares(n).......      (0.41)        --          --          --         --        (0.41)        0.26    14.37      4.85(f)
1995-Class A
shares..........      (0.94)        --          --          --         --        (0.94)        1.00    14.47     14.90
1994-Class A
shares..........      (0.85)      (0.12)      (0.02)      (0.01)       --        (1.00)       (1.43)   13.47     (2.98)
FOR THE PERIOD FEBRUARY 10, 1993(G) THROUGH OCTOBER 31,
-------------------------------------------------------
1993-Class A
shares..........      (0.56)        --          --          --         --        (0.56)        0.58    14.90      8.03(f)
                                                      CORE FIXED INCOME FUND
----------------- ------------------------------------------------------------------------------------------------------
FOR THE SIX MONTHS ENDED APRIL 30, 1997 (UNAUDITED)
---------------------------------------------------
Institutional
Shares..........
Administration
Shares..........
Service Shares..
FOR THE YEARS ENDED OCTOBER 31,
-------------------------------
1996-Institu-
tional Shares...   $(0.6438)   $(0.0806)        --          --         --     $(0.7244)    $(0.1500)   $9.85      5.98%
1996-Administra-
tion Shares(1)..    (0.4080)        --          --          --         --      (0.4080)     (0.0700)    9.84      3.56(f)
1996-Service
Shares(1).......    (0.3754)        --          --          --         --      (0.3754)      0.0900     9.86      4.90(f)
1995-Institu-
tional Shares...    (0.6433)        --          --          --         --      (0.6433)      0.7600    10.00     15.72
FOR THE PERIOD JANUARY 5, 1994(G) THROUGH OCTOBER
31,
-----------------
1994-Institu-
tional Shares...    (0.4648)        --          --          --         --      (0.4648)     (0.7617)    9.24     (3.00)
                                                       GLOBAL INCOME FUND
-----------------------------------------------------------------------------------------------------------------------
FOR THE SIX MONTHS ENDED APRIL 30, 1997 (UNAUDITED)
---------------------------------------------------
Class A Shares..
Class B Shares..
Institutional
Shares..........
FOR THE YEARS ENDED OCTOBER 31,
-------------------------------
1996-Class A
shares..........     $(1.43)        --          --          --         --     $  (1.43)    $   0.08   $14.53     11.05%
1996-Class B
shares(n).......      (0.36)        --          --          --         --        (0.36)        0.50    14.53      6.24(f)
1996-
Institutional
shares..........      (1.50)        --          --          --         --        (1.50)        0.07    14.52     11.55
1995-Class A
shares..........      (0.94)        --          --          --         --        (0.94)        1.02    14.45     15.08
1995-
Institutional
shares(o).......      (0.26)        --          --          --         --        (0.26)        0.36    14.45      4.42(f)
1994-Class A
shares..........      (0.22)      (0.16)        --          --       (0.61)      (0.99)       (1.64)   13.43     (4.49)
1993-Class A
shares..........      (0.85)      (0.27)        --          --         --        (1.12)        0.38    15.07     10.75
1992-Class A
shares..........      (1.14)        --          --          --         --        (1.14)        0.09    14.69      8.77
FOR THE PERIOD AUGUST 2, 1991(G) THROUGH OCTOBER 31,
----------------------------------------------------
1991-Class A
shares..........      (0.24)        --          --          --         --        (0.24)        0.05    14.60      2.00
                                                       MUNICIPAL INCOME FUND
------------------------------------------------------------------------------------------------------------------------
FOR THE SIX MONTHS ENDED APRIL 30, 1997 (UNAUDITED)
---------------------------------------------------
Class A Shares..
Class B Shares..
FOR THE YEARS ENDED OCTOBER 31,
------------------------------
1996-Class A
shares..........   $  (0.65)        --          --          --         --     $  (0.65)    $   0.20   $14.37      6.13%
1996-Class B
shares(n).......      (0.27)        --          --          --         --        (0.27)        0.34    14.37      4.40(f)
1995-Class A
shares..........      (0.67)        --          --          --         --        (0.67)        1.09    14.17     13.79
1994-Class A
shares..........      (0.73)      (0.05)        --          --         --        (0.78)       (1.56)   13.08     (5.51)
FOR THE PERIOD JULY 20, 1993(G) THROUGH OCTOBER 31,
--------------------------------------------------
1993-Class A
shares..........      (0.22)        --          --          --         --        (0.22)        0.32    14.64      3.73(f)
                                                                  RATIOS ASSUMING
                                                                NO VOLUNTARY WAIVER
                                                                    OF FEES OR
                                                                EXPENSE LIMITATIONS
                                                               ---------------------

                              RATIO OF                                     RATIO OF
                                NET                    NET                   NET
                   RATIO OF  INVESTMENT               ASSETS              INVESTMENT
                     NET       INCOME                 AT END    RATIO OF    INCOME
                   EXPENSES    (LOSS)   PORTFOLIO       OF      EXPENSES    (LOSS)
                  TO AVERAGE TO AVERAGE TURNOVER      PERIOD   TO AVERAGE TO AVERAGE
                  NET ASSETS NET ASSETS  RATE(D)    (IN 000'S) NET ASSETS NET ASSETS
                  ---------- ---------- ---------   ---------- ---------- ----------
                                         GOVERNMENT INCOME FUND
------------------------------------------------------------------------------------
FOR THE SIX MONTHS ENDED APRIL 30, 1997 (UNAUDITED)
---------------------------------------------------
Class A Shares..
Class B Shares..
FOR THE YEARS ENDED OCTOBER 31,
-------------------------------
1996-Class A
shares..........     0.50%      6.42%    485.09%      $30,603     1.89%      5.03%
1996-Class B
shares(n).......     1.25(b)    5.65(b)  485.09           234     2.39(b)    4.51(b)
1995-Class A
shares..........     0.47       6.67     449.53        29,503     2.34       4.80
1994-Class A
shares..........     0.11       6.06     654.90        14,452     2.86       3.31
FOR THE PERIOD FEBRUARY 10, 1993(G) THROUGH OCTOBER 31,
-------------------------------------------------------
1993-Class A
shares..........     0.00(b)    4.87(b)  725.41(f)     12,860     4.00(b)    0.87(b)
                                    CORE FIXED INCOME FUND
------------------------------------------------------------------------------------
FOR THE SIX MONTHS ENDED APRIL 30, 1997 (UNAUDITED)
---------------------------------------------------
Institutional
Shares..........
Administration
Shares..........
Service Shares..
FOR THE YEAR ENDED OCTOBER 31,
------------------------------
1996-Institu-
tional Shares...     0.45%      6.51%    414.20%      $72,061     0.83%      6.13%
1996-Administra-
tion Shares(1)..     0.70(b)    6.41(b)  414.20           702     1.08(b)    6.03(b)
1996-Service
Shares(1).......     0.95(b)    6.37(b)  414.20           381     1.33(b)    5.99(b)
1995-Institu-
tional Shares...     0.45       6.56     383.26        55,502     0.96       6.05
FOR THE PERIOD JANUARY 5, 1994(G) THROUGH OCTO-
BER 31,
-----------------------------------------------
1994-Institu-
tional Shares...     0.45(b)    6.48(b)  288.25        24,508     1.46(b)    5.47(b)
                                      GLOBAL INCOME FUND
-----------------------------------------------------------------------------------
FOR THE SIX MONTHS ENDED APRIL 30, 1997
---------------------------------------
Class A Shares..
Class B Shares..
Institutional
Shares..........
FOR THE YEARS ENDED OCTOBER 31,
-------------------------------
1996-Class A
shares..........     1.16%      5.81     232.15      $198,665     1.64       5.33
1996-Class B
shares(n).......     1.70(b)    5.16(b)  232.15           256     2.14(b)    4.72(b)
1996-
Institutional
shares..........     0.65       6.35     232.15        54,254     1.11       5.89
1995-Class A
shares..........     1.29       6.23     265.86       245,835     1.58       5.94
1995-
Institutional
shares(o).......     0.65(b)    6.01(b)  265.86        31,619     1.08(b)    5.58(b)
1994-Class A
shares..........     1.28       5.73     343.74       396,584     1.53       5.48
1993-Class A
shares..........     1.30       5.78     313.88       675,662     1.55       5.53
1992-Class A
shares..........     1.37       7.85     270.75       588,893     1.62       7.60
FOR THE PERIOD AUGUST 2, 1991(G) THROUGH OCTOBER 31,
----------------------------------------------------
1991-Class A
shares..........     0.38(f)    1.72(f)   34.22(f)    388,744     0.44(f)    1.66(f)
                                   MUNICIPAL INCOME FUND
-----------------------------------------------------------------------------------
FOR THE SIX MONTHS ENDED APRIL 30, 1997 (UNAUDITED)
---------------------------------------------------
Class A Shares..
Class B Shares..
FOR THE YEARS ENDED OCTOBER 31,
-------------------------------
1996-Class A
shares..........     0.85%      4.58%    344.13%      $52,267     1.55%      3.88%
1996-Class B
shares(n).......     1.60(b)    3.55(b)  344.13           255     2.05(b)    3.10(b)
1995-Class A
shares..........     0.76       4.93     335.55        53,797     1.49       4.20
1994-Class A
shares..........     0.45       5.28     357.54        47,373     1.55       4.18
FOR THE PERIOD JULY 20, 1993(G) THROUGH OCTOBER 31,
---------------------------------------------------
1993-Class A
shares..........     0.00(b)    5.15(b)   99.99(f)     30,166     2.42(b)    2.73(b)
------------------------------------------------------------------------------------

(a) Calculated based on    (j) Administration and
    the average shares         service share
    outstanding                activity commenced
    methodology.               on May 20, 1993 and
(b) Annualized.                September 20, 1994
(c) Class A share              respectively.
    activity commenced     (k) Assumes investment
    on May 15, 1995.           at the net asset
(d) Includes the effect        value at the
    of mortgage dollar         beginning of the
    roll transactions          period,
    except for the             reinvestment of all
    Global Income and          dividends and
    Municipal Income           distributions, a
    Funds.                     complete redemption
(e) Administration             of the investment
    share activity             at the net asset
    commenced on April         value at the end of
    15, 1993.                  the period and no
(f) Not annualized.            sales charges. For
(g) Commencement of            Class A shares
    operations.                only, total return
(h) GS Short Duration          would be reduced if
    Government Fund            a sales charge were
    Administration             taken into account.
    shares were            (l) Administration and
    redeemed in full on        Service share
    February 23, 1995          activity commenced
    and re-commenced on        on February 28,
    February 28, 1996          1996 and March 13,
    at $9.86.                  1996 respectively.
(i) Service share          (m) Includes balancing
    activity commenced         effect of
    on April 10, 1996.         calculating per
                               share amounts,
                               except the Core
                               Fixed Income Fund.
                           (n) Class B shares
                               commenced
                               operations on May
                               1, 1996.
                           (o) Institutional
                               shares commenced
                               operations on June
                               1, 1995.

                      INVESTMENT OBJECTIVES AND POLICIES

  The investment objectives and principal investment policies of each Fund are described below. Other investment practices and management techniques, which involve certain risks are described under "Description of Securities," "Risk Factors" and "Investment Techniques." There can be no assurance that a Fund's investment objectives will be achieved.

  A Fund's duration approximates its price sensitivity to changes in interest rates. Maturity measures the time until final payment is due; it takes no account of the pattern of a security's cash flows over time. In computing portfolio duration, a Fund will estimate the duration of obligations that are subject to prepayment or redemption by the issuer taking into account the influence of interest rates on prepayments and coupon flows. This method of computing duration is known as "option-adjusted" duration. A Fund will not be limited as to its maximum weighted average portfolio maturity or the maximum stated maturity with respect to individual securities unless otherwise noted.

  A Fund will deem a security to have met its minimum credit rating requirement if the security receives the minimum required long-term rating (or the equivalent short-term credit rating) at the time of purchase from at least one rating organization (including, but not limited to, Standard & Poor's Ratings Group ("S&P") and Moody's Investors Service, Inc. ("Moody's")) even though it has been rated below the minimum rating by one or more other rating organizations, or, if unrated by a rating organization, is determined by the Investment Adviser to be of comparable quality. If a security satisfies a Fund's minimum rating criteria at the time of purchase and is subsequently downgraded below such rating, the Fund will not be required to dispose of such security. If a downgrade occurs, the Investment Adviser will consider what action, including the sale of such security, is in the best interest of a Fund and its shareholders.

  The Investment Adviser will have access to the research of, and proprietary technical models developed by Goldman Sachs and will apply quantitative and qualitative analysis in determining the appropriate allocations among the categories of issuers and types of securities.

 ADJUSTABLE RATE GOVERNMENT FUND


  OBJECTIVE. The Fund's investment objective is to provide investors with a high level of current income, consistent with low volatility of principal.

  DURATION. Under normal interest rate conditions, the Fund's duration is expected to be in a range approximately equal to that of a six-month to one-year U.S. Treasury security. In addition, under normal interest rate conditions, the Fund's maximum duration will not exceed two years. The approximate interest rate sensitivity of the Fund is comparable to a nine-month note.

  INVESTMENT SECTOR. The Fund invests, under normal circumstances, at least 65% of its total assets in U.S. Government Securities that are adjustable rate mortgage pass-through securities and other U.S. Government Securities. The remainder of the Fund's assets (up to 35%) may be invested in other U.S. Government Securities, including mortgage pass-through securities, other securities representing an interest in or collateralized by adjustable rate and fixed rate mortgage loans ("Mortgage-Backed Securities") and repurchase agreements collateralized by U.S. Government Securities. Substantially all of the Fund's assets will be invested in U.S. Government Securities. 100% of the Fund's portfolio will be invested in U.S. dollar-denominated securities.

  CREDIT QUALITY. The Fund invests in U.S. Government Securities and repurchase agreements collateralized by such securities.

  OTHER. The Fund may employ certain active management techniques to manage the duration and term structure of the Fund and to seek to enhance returns. These techniques include, but are not limited to, the use of financial futures contracts, option contracts (including options on futures), mortgage and interest rate swaps and interest rate floors, caps and collars. The Fund may also employ other investment techniques to seek to enhance returns, such as lending portfolio securities and entering into mortgage dollar rolls, repurchase agreements and other investment practices described under "Investment Techniques."

 SHORT DURATION GOVERNMENT FUND


  OBJECTIVE. The Fund's investment objective is to provide a high level of current income. Secondarily, the Fund may, in seeking current income, also consider the potential for capital appreciation.

  DURATION. Under normal interest rate conditions, the Fund's duration is expected to be equal to that of the Fund's benchmark, the 2-year U.S. Treasury security, plus or minus .5 years. In addition, under normal interest rate conditions, the Fund's maximum duration will not exceed three years. The approximate interest rate sensitivity of the Fund is comparable to a two-year bond.

  INVESTMENT SECTOR. The Fund invests, under normal market conditions, at least 65% of its total assets in U.S. Government Securities and in repurchase agreements collateralized by such securities. Substantially all of the Fund's assets will be invested in U.S. Government Securities. 100% of the Fund's portfolio will be invested in U.S. dollar-denominated securities.

  CREDIT QUALITY. The Fund invests in U.S. Government Securities and repurchase agreements collateralized by such securities.

  OTHER. The Fund may employ certain active management techniques to manage the duration and term structure of the Fund and to seek to enhance returns. These techniques include, but are not limited to, the use of financial futures contracts, option contracts (including options on futures), mortgage and interest rate swaps and interest rate floors, caps and collars. The Fund may also employ other investment techniques to seek to enhance returns, such as lending portfolio securities and entering into mortgage dollar rolls, repurchase agreements and other investment practices described under "Investment Techniques."

 SHORT DURATION TAX-FREE FUND


  OBJECTIVE. The Fund's investment objective is to provide investors with a high level of current income, consistent with relatively low volatility of principal, that is exempt from regular federal income tax.

  DURATION. Under normal interest rate conditions, the Fund's duration is expected to be equal to that of the Fund's benchmark, the Lehman Brothers three-year Municipal Bond Index, plus or minus .5 years. In addition, under normal interest rate conditions, the Fund's maximum duration will not exceed four years. The approximate interest rate sensitivity of the Fund is comparable to a three-year bond.

  INVESTMENT SECTOR. The Fund invests, under normal conditions, at least 80% of its net assets in fixed- income securities issued by or on behalf of states, territories and possessions of the United States (including the

District of Columbia) and the political subdivisions, agencies and instrumentalities thereof ("Municipal Securities"), the interest on which is exempt from regular federal income tax (i.e., excluded from gross income for federal income tax purposes) and is not a tax preference item under the federal alternative minimum tax. Under normal circumstances, the Fund's investments in private activity bonds and taxable investments will not exceed, in the aggregate, 20% of the Fund's net assets. The interest from certain private activity bonds (including the Fund's distributions of such interest) may be a preference item for purposes of the federal alternative minimum tax. 100% of the Fund's portfolio will be invested in U.S. dollar-denominated securities.

  CREDIT QUALITY. The Municipal Securities in which the Fund invests will be rated, at the time of investment, at least BBB by S&P or Baa by Moody's. Municipal Securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics and adverse economic conditions or changing circumstances may weaken their issuers' capability to pay interest and repay principal. The credit rating assigned to Municipal Securities by these rating organizations or by the Investment Adviser may reflect the existence of guarantees, letters of credit or other credit enhancement features available to the issuers or holders of such Municipal Securities.

  OTHER. The Fund may employ certain active management techniques to manage the duration and term structure of the Fund and to seek to enhance returns. These techniques include, but are not limited to, the use of financial futures contracts, option contracts (including options on futures), interest rate swaps, floors, caps and collars. The Fund may also employ other investment techniques to seek to enhance returns, such as lending portfolio securities and entering into repurchase agreements and other investment practices described under "Investment Techniques."

  While the Fund, under normal market conditions, invests substantially all of its assets in Municipal Securities, the recognition of certain accrued market discount income (if the Fund acquires Municipal Securities or other obligations at a market discount), income from investments other than Municipal Securities and any capital gains generated from the disposition of investments, will result in taxable income. In addition to federal income tax, shareholders may be subject to state, local or foreign taxes on distributions of such income received from the Fund. See "Description of Securities."

 GOVERNMENT INCOME FUND


  OBJECTIVE. The Fund's investment objective is to provide investors with a high level of current income, consistent with safety of principal.

  DURATION. Under normal interest rate conditions, the Fund's duration is expected to be equal to that of the Fund's benchmark, the Lehman Brothers Mutual Fund Government/Mortgage Index, plus or minus one year. In addition, under normal interest rate conditions, the Fund's maximum duration will not exceed six years. The approximate interest rate sensitivity of the Fund is comparable to a five-year bond.

  INVESTMENT SECTOR. The Fund invests, under normal circumstances, at least 65% of its total assets in U.S. Government Securities and in repurchase agreements collateralized by such securities. The remainder of the Fund's assets may be invested in non-government securities such as privately issued Mortgage-Backed Securities, Asset-Backed Securities and corporate securities. 100% of the Fund's portfolio will be invested in U.S. dollar-denominated securities.

  CREDIT QUALITY. The Fund's non-U.S. Government Securities will be rated, at the time of investment, AAA by S&P or Aaa by Moody's.

  OTHER. The Fund may employ certain active management techniques to manage the duration and term structure of the Fund and to seek to enhance returns. These techniques include, but are not limited to, the use of financial futures contracts, option contracts (including options on futures), mortgage and interest rate swaps and interest rate floors, caps and collars. The Fund may also employ other investment techniques to seek to enhance returns, such as lending portfolio securities and entering into mortgage dollar rolls, repurchase agreements and other investment practices described under "Investment Techniques."

 MUNICIPAL INCOME FUND

  OBJECTIVE. The Fund's investment objective is to provide investors with a high level of current income that is exempt from regular federal income tax, consistent with preservation of capital.

  DURATION. Under normal interest rate conditions, the Fund's duration is expected to be equal to that of the Fund's benchmark, the Lehman Brothers fifteen-year Municipal Bond Index, plus or minus one year. In addition, under normal interest rate conditions, the Fund's maximum duration will not exceed twelve years. The approximate interest rate sensitivity of the Fund is comparable to a fifteen-year bond.

  INVESTMENT SECTOR. The Fund invests, under normal circumstances, at least 80% of its net assets in Municipal Securities, the interest on which is exempt from regular federal income tax (i.e., excluded from gross income for federal income tax purposes). The Fund may invest up to 100% of its net assets in private activity bonds, the interest from certain of which (including the Fund's distributions of such interest) may be a preference item for purposes of the federal alternative minimum tax. 100% of the Fund's portfolio will be invested in U.S. dollar-denominated securities.

  CREDIT QUALITY. Under normal market conditions, the weighted average credit quality of the Fund's portfolio will be equivalent to that of securities rated AA by S&P or Aa by Moody's. All securities purchased by the Fund will be rated, at the time of investment, at least BBB by S&P or Baa by Moody's. Fixed-income securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers' capability to pay interest and repay principal. The credit rating assigned to Municipal Securities by these rating organizations or by the Investment Adviser may reflect the existence of guarantees, letters of credit or other credit enhancement features available to the issuers or holders of such Municipal Securities.

  OTHER. The Fund may employ certain active management techniques to manage the duration and term structure of the Fund and to seek to enhance returns. These techniques include, but are not limited to, the use of financial futures contracts, option contracts (including options on futures), interest rate swaps, interest rate floors, caps and collars. The Fund may also employ other investment techniques to seek to enhance returns, such as lending portfolio securities and entering into repurchase agreements and other investment practices described under "Investment Techniques."

  While the Fund, under normal market conditions, invests substantially all of its assets in Municipal Securities, the recognition of certain accrued market discount income (if the Fund acquires Municipal Securities or other obligations at a market discount), income from investments other than Municipal Securities and any capital gains generated from the disposition of investments, will result in taxable income. In addition to federal income tax, shareholders may be subject to state, local or foreign taxes on distributions of such income received from the Fund. See "Description of Securities."

 CORE FIXED INCOME FUND

  OBJECTIVE. The Fund's investment objective is to provide investors with a total return consisting of capital appreciation and income that exceeds the total return of the Lehman Brothers Aggregate Bond Index (the "Index").

  DURATION. Under normal interest rate conditions, the Fund's duration is expected to be equal to that of the Fund's benchmark, the Lehman Brothers Aggregate Bond Index, plus or minus one year. In addition, under normal interest rate conditions, the Fund's maximum duration will not exceed six years. The approximate interest rate sensitivity of the Fund is comparable to a five-year bond.

  INVESTMENT SECTOR. The Fund invests, under normal circumstances, at least 65% of its total assets in fixed-income securities, including U.S. Government Securities, corporate debt securities, Mortgage-Backed Securities, and Asset-Backed Securities. The Fund may invest up to 25% of its total assets in obligations of domestic and foreign issuers which are denominated in currencies other than the U.S. dollar, 10% of which may be invested in issuers in countries with emerging markets and economies. A number of investment strategies will be used to achieve the Fund's investment objective, including market sector selection, determination of yield curve exposure, and issuer selection. In addition, the Investment Adviser will attempt to take advantage of pricing inefficiencies in the fixed-income markets.

  The Index currently includes U.S. Government Securities and fixed-rate, publicly issued, U.S. dollar-denominated fixed-income securities rated at least BBB or Baa or in their equivalent ratings category by S&P or Moody's. The securities currently included in the Index have at least one year remaining to maturity; have an outstanding principal amount of at least $100 million; and are issued by the following types of issuers, with each category receiving a different weighting in the Index: U.S. Treasury; agencies, authorities or instrumentalities of the U.S. government; issuers of Mortgage-Backed Securities; utilities; industrial issuers; financial institutions; foreign issuers; and issuers of Asset-Backed Securities. The Index is a trademark of Lehman Brothers. Inclusion of a security in the Index does not imply an opinion by Lehman Brothers as to its attractiveness or appropriateness for investment. Although Lehman Brothers obtains factual information used in connection with the Index from sources which it considers reliable, Lehman Brothers claims no responsibility for the accuracy, completeness or timeliness of such information and has no liability to any person for any loss arising from results obtained from the use of the Index data.

  CREDIT QUALITY. All U.S. dollar-denominated fixed-income securities purchased by the Fund will be rated, at the time of investment, at least BBB by S&P or Baa by Moody's. The non-U.S. dollar-denominated fixed-income securities in which the Fund may invest will be rated, at the time of investment, at least AA by S&P or Aa by Moody's. Fixed-income securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers' capability to pay interest and repay principal.

  OTHER. The Fund may employ certain active management techniques to manage the duration and term structure of the Fund, to seek to hedge its exposure to foreign securities and to seek to enhance returns. These techniques include, but are not limited to, the use of financial futures contracts, option contracts (including options on futures), forward foreign currency exchange contracts, currency options and futures, currency, mortgage and interest rate swaps and interest rate floors, caps and collars. Currency and interest rate management techniques involve risks different from those associated with investing solely in U.S. dollar-denominated fixed-income securities of U.S. issuers. It is expected that the Fund will use certain currency techniques to seek to hedge against currency exchange rate fluctuations or to seek to increase total return. The Fund may invest in custodial receipts, Municipal Securities and convertible securities. The Fund may also employ other investment techniques to seek to enhance returns, such as lending portfolio securities and entering into mortgage dollar rolls, repurchase agreements and other investment practices, described under "Investment Techniques."

 GLOBAL INCOME FUND

  OBJECTIVE. The Fund's investment objective is to provide investors with a high total return, emphasizing current income and, to a lesser extent, providing opportunities for capital appreciation.

  DURATION. Under normal interest rate conditions, the Fund's duration is expected to be equal to that of the Fund's benchmark, the J.P. Morgan Global Government Bond Index (hedged), plus or minus 2.5 years. In addition, under normal interest rate conditions, the Fund's maximum duration will not exceed
7.5 years. The approximate interest rate sensitivity of the Fund is comparable to a six-year bond.

  INVESTMENT SECTOR. The Fund invests primarily in a portfolio of high quality fixed-income securities of U.S. and foreign issuers and enters into transactions in foreign currencies. Under normal market conditions, the Fund will (i) have at least 30% of its total assets, after considering the effect of currency positions, denominated in U.S. dollars and (ii) invest in securities of issuers in at least three countries. The Fund may also invest up to 10% of its total assets in issuers in countries with emerging markets and economies. The Fund seeks to meet its investment objective by pursuing investment opportunities in foreign and domestic fixed-income securities markets and by engaging in currency transactions to seek to enhance returns and to seek to hedge its portfolio against currency exchange rate fluctuations.

  The fixed-income securities in which the Fund may invest include: (i) U.S. Government Securities and custodial receipts therefor; (ii) securities issued or guaranteed by a foreign government or any of its political subdivisions, authorities, agencies, instrumentalities or by supranational entities (i.e., international organizations designated or supported by governmental entities to promote economic reconstruction or development, such as the World Bank);
(iii) corporate debt securities; (iv) certificates of deposit and bankers' acceptances issued or guaranteed by, or time deposits maintained at, U.S. and foreign banks (and their branches wherever located) having total assets of more than $1 billion; (v) commercial paper and (vi) Mortgage- and Asset-Backed Securities.

  CREDIT QUALITY. All securities purchased by the Fund will be rated, at the time of investment, at least AA by S&P or Aa by Moody's. However, the Fund may also invest in obligations of a sovereign issuer, denominated in the issuer's own currency, rated at least A by S&P or Moody's. The Fund will invest at least 50% of its total assets in securities rated, at the time of investment, AAA by S&P or Aaa by Moody's.

  OTHER. The Fund may employ certain active management techniques to manage the duration and term structure of the Fund, to seek to hedge its exposure to foreign currencies and to seek to enhance returns. These techniques include, but are not limited to, the use of financial futures contracts, option contracts (including options on futures), forward foreign currency exchange contracts, currency options and futures, currency, mortgage and interest rate swaps and interest rate floors, caps and collars. Currency and interest rate management techniques involve risks different from those associated with investing solely in U.S. dollar-denominated fixed-income securities of U.S. issuers. It is expected that the Fund will use certain currency techniques to seek to hedge against currency exchange rate fluctuations or to seek to increase total return. While the Fund will have both long and short currency positions, its net long and short foreign currency exposure will not exceed the value of the Fund's total assets. To the extent that the Fund is fully invested in foreign securities while also maintaining currency positions, it may be exposed to greater combined risk. The Fund's net currency positions may expose it to risks independent of its securities positions. The Fund may also employ other investment techniques to seek to enhance returns, such as lending portfolio securities and entering into mortgage dollar rolls, repurchase agreements and other investment practices described under "Investment Techniques."

  The Fund may invest more than 25% of its total assets in the securities of corporate and governmental issuers located in each of Canada, Germany, Japan, and the United Kingdom as well as in the securities of U.S. issuers. Concentration of the Fund's investments in such issuers will subject the Fund, to a greater extent than if investment was more limited, to the risks of adverse securities markets, exchange rates and social, political or economic events which may occur in those countries. With respect to other countries, not more than 25% of the Fund's total assets will be invested in the securities of issuers in any other foreign country.

 HIGH YIELD FUND

  OBJECTIVE. The Fund's investment objective is to provide investors with a high level of current income. Secondarily, the Fund may, in seeking current income, also consider the potential for capital appreciation.

  DURATION. Under normal interest rate conditions, the Fund's duration is expected to be equal to that of the Fund's benchmark, the Lehman Brothers High Yield Bond Index, plus or minus 2.5 years. In addition, under normal interest rate conditions, the Fund's maximum duration will not exceed 7.5 years. The approximate interest rate sensitivity of the Fund is comparable to a 6-year bond.

  INVESTMENT SECTOR. The Fund invests, under normal circumstances, at least 65% of its total assets in high yield, fixed income securities rated, at the time of investment, below investment grade. Non-investment grade securities are securities rated BB or below by S&P, Ba or below by Moody's, an equivalent rating by another rating organization, or if unrated by a rating organization, determined by the Investment Adviser to be of comparable quality. The Fund may invest in all types of fixed income securities, including senior and subordinated corporate debt obligations (such as bonds, debentures, notes and commercial paper), convertible and non-convertible corporate debt obligations, and preferred stock. The Fund may invest up to 25% of its total assets in obligations of domestic and foreign issuers (including securities of issuers located in countries with emerging markets and economies) which are denominated in currencies other than the U.S. dollar. Under normal market conditions, the Fund may invest up to 35% of its total assets in investment grade fixed income securities, including U.S. Government Securities, Asset-Backed and Mortgage-Backed Securities and corporate securities. The Fund may also invest in common stocks, warrants, rights and other equity securities, but will generally hold such equity investments only when debt or preferred stock of the issuer of such equity securities is held by the Fund. A number of investment strategies are used to seek to achieve the Fund's investment objective, including market sector selection, determination of yield curve exposure, and issuer selection. In addition, the Investment Adviser will attempt to take advantage of pricing inefficiencies in the fixed-income markets.

  CREDIT QUALITY. The Fund invests primarily in high yield, fixed income securities rated below investment grade. Non-investment grade securities (commonly known as "junk bonds") tend to offer higher yields than higher rated securities with similar maturities. Non-investment grade securities are, however, considered speculative and generally involve greater price volatility and greater risk of loss of principal and interest than higher rated securities. See "Description of Securities." A description of the corporate bond and preferred stock ratings is contained in Appendix B to the Additional Statement.

  OTHER. The Fund may employ certain active management techniques to manage the duration and term structure of the Fund, to seek to hedge its exposure to foreign securities and to seek to enhance returns. These techniques include, but are not limited to, the use of financial futures contracts, option contracts (including options on futures), forward foreign currency exchange contracts, currency options and futures, currency, mortgage and interest rate swaps, and interest rate floors, caps and collars. Currency and interest rate management techniques involve risks different from those associated with investing solely in U.S. dollar-denominated fixed-income securities of U.S. issuers. It is expected that the Fund will use certain currency techniques to seek to hedge against currency exchange rate fluctuations or to seek to increase total return. The Fund may also employ other investment techniques to seek to enhance returns, such as lending portfolio securities, and entering into repurchase agreements and other investment practices described under "Investment Techniques."


                           DESCRIPTION OF SECURITIES

U.S. GOVERNMENT SECURITIES

  Each Fund may invest in U.S. Government Securities. Generally, these securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises which are supported by (a) the full faith and credit of the U.S. Treasury (such as the Government National Mortgage Association ("Ginnie Mae")), (b) the right of the issuer to borrow from the U.S. Treasury (such as securities of the Student Loan Marketing Association), (c) the discretionary authority of the U.S. government to purchase certain obligations of the issuer (such as the Federal National Mortgage Association ("Fannie Mae") and Federal Home Loan Mortgage Corporation ("Freddie Mac")), or (d) only the credit of the issuer. No assurance can be given that the U.S. government will provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises in the future.

  U.S. Government Securities also include Treasury receipts, zero coupon bonds and other stripped U.S. Government Securities, where the interest and principal components of stripped U.S. Government Securities are traded independently. The most widely recognized program is the Separate Trading of Registered Interest and Principal of Securities Program.

MORTGAGE-BACKED SECURITIES

  CHARACTERISTICS OF MORTGAGE-BACKED SECURITIES. Mortgage-Backed Securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Mortgagors can generally prepay interest or principal on their mortgage whenever they choose. Therefore, Mortgage-Backed Securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of principal prepayments on the underlying loans. This can result in significantly greater price and yield volatility than is the case with traditional fixed-income securities. During periods of declining interest rates, prepayments can be expected to accelerate, and thus impair a Fund's ability to reinvest the returns of principal at comparable yields. Conversely, in a rising interest rate environment, a declining prepayment rate will extend the average life of many Mortgage-Backed Securities and prevent a Fund from taking advantage of such higher yields.

  FIXED RATE MORTGAGE LOANS. Generally, fixed-rate mortgage loans pay interest at fixed annual rates and have original terms to maturity ranging from 5 to 40 years. Fixed rate mortgage loans typically provide for monthly payments of principal and interest in substantially equal installments for the term of the mortgage note in sufficient amounts to fully amortize principal by maturity, although certain fixed-rate mortgage loans provide for a large final "balloon" payment upon maturity.

  ADJUSTABLE RATE MORTGAGE LOANS ("ARMS"). The Adjustable Rate Government Fund will primarily, and the Short Duration Government, Government Income, Core Fixed Income, Global Income and High Yield Funds may, invest in ARMs, which are pass-through mortgage securities collateralized by mortgages with adjustable rather than fixed coupon rates. ARMs generally provide for a fixed initial mortgage interest rate for a set period. Thereafter, the interest rates are subject to periodic adjustments based on changes to a designated benchmark index.

  ARMs allow a Fund to participate in increases in interest rates through periodic increases in the securities' coupon rates. During periods of declining interest rates, coupon rates may readjust downward resulting in lower yields to a Fund. Therefore, the value of an ARM is unlikely to rise during periods of declining interest rates to the same extent as fixed-rate securities. Interest rate declines may result in accelerated prepayment of mortgages with the result that proceeds from prepayments will be reinvested at lower interest rates. During periods of rising interest rates, changes in the coupon rate will lag behind changes in the market rate. ARMs are also typically subject to maximum increases and decreases in the interest rate adjustment which can be made on any one adjustment date, in any one year, or during the life of the security. In the event of dramatic increases or decreases in prevailing market interest rates, the value of a Fund's investments in ARMs may fluctuate more substantially since these limits may prevent the security from fully adjusting its interest rate to the prevailing market rates.

  U.S. GOVERNMENT GUARANTEED MORTGAGE-BACKED SECURITIES. Certain Mortgage-Backed Securities are issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises. Such issuers include, but are not limited to, Ginnie Mae, Fannie Mae and Freddie Mac. See "U.S. Government Securities."

  PRIVATELY ISSUED MORTGAGE-BACKED SECURITIES. The Government Income, Core Fixed Income, Global Income and High Yield Funds may invest in Mortgage-Backed Securities issued or sponsored by non-governmental entities. Privately issued Mortgage-Backed Securities are generally backed by pools of conventional (i.e., non-government guaranteed or insured) mortgage loans. Since such Mortgage-Backed Securities normally are not guaranteed by an entity having the credit standing of Ginnie Mae, Fannie Mae or Freddie Mac, in order to receive a high quality rating from the rating organizations (i.e., S&P or Moody's), they normally are structured with one or more types of "credit enhancement."

  MULTIPLE CLASS MORTGAGE-BACKED SECURITIES AND COLLATERALIZED MORTGAGE OBLIGATIONS. The Adjustable Rate Government, Short Duration Government, Government Income, Core Fixed Income, Global Income and High Yield Funds may also invest in multiple class securities, including collateralized mortgage obligations ("CMOs") and Real Estate Mortgage Investment Conduit ("REMIC") pass-through or participation certificates. CMOs provide an investor with a specified interest in the cash flow from a pool of underlying mortgages or of other Mortgage-Backed Securities. CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final scheduled distribution date. In most cases, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full. A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended (the "Code"), and invests in certain mortgages principally secured by interests in real property and other permitted investments. The Funds do not intend to purchase residual interests in REMICs.

  STRIPPED MORTGAGE-BACKED SECURITIES. The Adjustable Rate Government, Short Duration Government, Government Income, Core Fixed Income, Global Income and High Yield Funds may invest in Stripped Mortgage-Backed Securities ("SMBS"), which are derivative multiple class Mortgage-Backed Securities. SMBS are usually structured with two different classes; one that receives 100% of the interest payments and the other that receives 100% of the principal payments from a pool of mortgage loans. If the underlying mortgage loans experience different than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest from mortgage loans are generally higher than prevailing market yields on other Mortgage-Backed Securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

ASSET-BACKED SECURITIES

  The Government Income, Core Fixed Income, Global Income and High Yield Funds may invest in Asset-Backed Securities. The principal and interest payments on Asset-Backed Securities are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Such asset pools are securitized through the use of special purpose trusts or corporations. Principal and interest payments may be credit enhanced by a letter of credit, a pool insurance policy or a senior/subordinated structure.

MUNICIPAL SECURITIES

  GENERAL. Municipal Securities in which the Short Duration Tax-Free and Municipal Income Funds and, to a limited extent, the Core Fixed Income and High Yield Funds, invest consist of bonds, notes, commercial paper and other instruments (including participation interests in such securities) issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies or instrumentalities, the interest on which, in the opinion of bond counsel for the issuers or counsel selected by the Investment Adviser, is exempt from regular federal income tax (i.e., excluded from gross income for federal income tax purposes but not necessarily exempt from federal alternative minimum tax or from state or local taxes). Such securities may pay fixed, variable or floating rates of interest. Municipal Securities are often issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to lend to other public institutions and facilities.

  PRIVATE ACTIVITY BONDS. Municipal Securities also include "private activity bonds" or industrial development bonds, which are issued by or on behalf of public authorities to obtain funds for such projects as privately-operated housing facilities, airport, mass transit or port facilities and sewage disposal. In addition, proceeds of certain industrial development bonds are used for constructing, equipping, repairing or improving privately operated industrial or commercial facilities. The Short Duration Tax-Free and Municipal Income Funds' distributions attributable to the interest income from private activity bonds may subject certain investors to the federal alternative minimum tax.

  MUNICIPAL LEASES AND CERTIFICATES OF PARTICIPATION. A municipal lease is an obligation in the form of a lease or installment purchase which is issued by a state or local government to acquire equipment and facilities. Certificates of participation represent undivided interests in municipal leases, installment purchase agreements or other instruments. The primary risk associated with municipal lease obligations and certificates of participation is that the governmental lessee will fail to appropriate funds to enable it to meet its payment obligations under the lease. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovering or the failure to fully recover a Fund's original investment. To the extent that a Fund invests in unrated municipal leases or participates in such leases, the Trustees will monitor on an ongoing basis the credit quality rating and risk of cancellation of such unrated leases. Certain municipal lease obligations and certificates of participation may be deemed illiquid for the purpose of a Fund's limitation on investments in illiquid securities.

  PRE-REFUNDED MUNICIPAL SECURITIES. The interest and principal payments on pre-refunded Municipal Securities are typically paid from the cash flow generated from an escrow fund consisting of U.S. Government Securities. These payments have been "pre-refunded" using the escrow fund.

  INSURED SECURITIES. "Insured" Municipal Securities are those for which scheduled payments of interest and principal are guaranteed by a private (non-governmental) insurance company. The insurance entitles a Fund to receive only the face or par value of the securities held by the Fund. The insurance does not guarantee the market value of the Municipal Securities or the net asset value of a Fund's shares.

  AUCTION RATE SECURITIES. Auction rate Municipal Securities permit the holder to sell the securities in an auction at par value at specified intervals. The dividend or interest is typically reset by "Dutch" auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is the risk that an auction will fail due to insufficient demand for the securities. A Fund will take the time remaining until the next scheduled auction date into account for purposes of determining the securities' duration.

CORPORATE DEBT OBLIGATIONS

  The Government Income, Core Fixed Income, Global Income and High Yield Funds may invest in corporate debt obligations. In addition to obligations of corporations, corporate debt obligations include securities issued by banks and other financial institutions. Corporate debt obligations are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations.

CONVERTIBLE SECURITIES

  The Core Fixed Income and High Yield Funds may invest in convertible securities, including debt obligations, and for High Yield Fund preferred stock, of an issuer convertible at a stated exchange rate into common stock of the issuer. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities in which a Fund invests are subject to the same rating criteria as its other investments in fixed-income securities.

PREFERRED STOCK, WARRANTS AND RIGHTS

  The High Yield Fund may invest in preferred stock, warrants and rights. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer's earnings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default (such as a covenant default or filing of a bankruptcy petition) or other non-compliance by the issuer with the terms of the preferred stock. Often, however, on the occurrence of any such event of default or non-compliance by the issuer, preferred stockholders will be entitled to gain representation on the issuer's board of directors or increase their existing board representation. In addition, preferred stockholders may be granted voting rights with respect to certain issues on the occurrence of any event of default.

  Warrants and other rights are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

FOREIGN INVESTMENTS

  FOREIGN SECURITIES. The Global Income Fund will, and the Core Fixed Income and High Yield Funds may, invest in fixed-income securities of foreign issuers denominated in any currency. However, the Core Fixed Income and High Yield Funds will limit their investments in non-U.S. dollar-denominated fixed-income securities to 25% of their total assets. This may offer potential benefits that are not available from investing exclusively in U.S. dollar-denominated domestic issues. Foreign countries may have economic policies or business cycles different from those of the U.S. and markets for foreign fixed-income securities do not necessarily move in a manner parallel to U.S. markets.

  Investing in the securities of foreign issuers involves risks that are not typically associated with investing in fixed-income securities of domestic issuers quoted in U.S. dollars. Such investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. In addition, if the currency in which a Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have on occasion been unable to keep pace with the volume of securities transactions, making it more difficult to conduct such transactions.

  The Core Fixed Income, Global Income and High Yield Funds may invest in an issuer domiciled in one country yet issuing the security in the currency of another country. The Funds may also invest in debt securities denominated in the European Currency Unit ("ECU"), which is a "basket" consisting of specified amounts in the currencies of certain of the twelve member states of the European Community. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Community from time to time to reflect changes in relative values of the underlying currencies. In addition, the Funds may invest in securities denominated in other currency "baskets."

  Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the U.S. Foreign securities markets may have substantially less volume than U.S. securities markets and securities of many foreign issuers may be less liquid and more volatile than securities of comparable domestic issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains), limitations on the removal of funds or other assets of a Fund, political or social instability or diplomatic developments which could affect investments in those countries.

  FOREIGN GOVERNMENT SECURITIES. The Core Fixed Income, Global Income and High Yield Funds may invest in debt obligations of foreign governments and governmental agencies, including those of emerging countries. Investment in sovereign debt obligations involves special risks not present in debt obligations of corporate issuers. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Fund may have limited recourse in the event of a default. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt, and in turn a Fund's net asset value, to a greater extent than the volatility inherent in debt obligations of U.S. issuers. A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward international lenders and the political constraints to which a sovereign debtor may be subject.

  EMERGING MARKETS. The Core Fixed Income and Global Income Funds may invest up to 10% and the High Yield Fund may invest up to 25% of their total assets in securities of issuers located in countries with emerging economies or securities markets ("emerging markets"). Political and economic structures in many emerging markets may be undergoing significant evolution and rapid development, and emerging markets may lack the social, political and economic stability characteristics of more developed countries. As a result, the risks relating to investments in foreign securities described above, including the possibility of nationalization, expropriation and confiscatory taxation, may be heightened. In addition, unanticipated political and social developments may affect the value of the Fund's investments in emerging markets and the availability to the Fund of additional investments in such countries. The small size and inexperience of the securities markets in certain emerging markets and the limited volume of trading in securities in those countries may make the Fund's investments in such countries less liquid and more volatile than investments in countries with more developed securities markets (such as the U.S., Japan and most Western European countries). See the Additional Statement for further information regarding a Fund's investments in emerging markets.

  FOREIGN CURRENCY TRANSACTIONS. Because investment in foreign issuers by the Core Fixed Income, Global Income and High Yield Funds will usually involve currencies of foreign countries, and because the Funds may have currency exposure independent of their securities positions, the value of the assets of a Fund as measured in U.S. dollars will be affected by changes in foreign currency exchange rates. A Fund may, to the extent it invests in foreign securities, purchase or sell forward foreign currency exchange contracts for hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange rates. A Fund also may enter into such contracts to seek to increase total return when the Investment Adviser anticipates that the foreign currency will appreciate or depreciate in value, but securities denominated or quoted in that currency do not present attractive investment opportunities and are not held in the Fund's portfolio. When entered into to seek to increase total return, forward foreign currency exchange contracts are considered speculative. The Funds may also engage in cross-hedging by using forward contracts in a currency different from that in which the hedged security is denominated or quoted if the Investment Advisers determine that there is a pattern of correlation between the two currencies. If a Fund enters into a forward foreign currency exchange contract to buy foreign currency for any purpose or sell foreign currency to seek to increase total return, the Fund will be required to place cash or liquid assets in a segregated account with the Fund's custodian in an amount equal to the value of the Fund's total assets committed to the consummation of the forward contract. A Fund will incur costs in connection with conversions between various currencies. A Fund may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Investment Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relevant exchange rate.

  Currency exchange rates may fluctuate significantly over short periods of time causing, along with other factors, a Fund's net asset value to fluctuate. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the U.S. or abroad. To the extent that a substantial portion of a Fund's total assets, adjusted to reflect the Fund's net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries.

  The market in forward foreign currency exchange contracts, currency swaps and other privately negotiated currency instruments offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. Such contracts are subject to the risk that the counterparty to the contract will default on its obligations. Since these contracts are not guaranteed by an exchange or clearinghouse, a default on a contract would deprive a Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force a Fund to cover its purchase or sale commitments, if any, at the current market price. A Fund will not enter into forward foreign currency exchange contracts, currency swaps or other privately negotiated currency instruments unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is considered to be investment grade by the Investment Adviser.

  The Core Fixed Income, Global Income and High Yield Fund's use of foreign currency management techniques in emerging markets may be limited. Due to the limited market for these instruments in emerging markets, the Investment Adviser does not currently anticipate that a significant portion of the Fund's currency exposure in emerging markets, if any, will be covered by such instruments. For a discussion of such instruments and the risks associated with their use, see "Investment Objective and Policies" in the Additional Statement.

STRUCTURED SECURITIES

  The Core Fixed Income, Global Income and High Yield Funds may invest in structured securities. The value of the principal of and/or interest on such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, result in the loss of a Fund's investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may entail a greater degree of market risk than other types of fixed-income securities. Structured securities may also be more volatile, less liquid and more difficult to accurately price than less complex securities.

ZERO COUPON, DEFERRED INTEREST, PAY-IN-KIND AND CAPITAL APPRECIATION BONDS

  Each Fund may invest in zero coupon, deferred interest and capital appreciation bonds. These are securities issued at a discount from their face value because interest payments are typically postponed until maturity. The amount of the discount rate varies depending on factors including the time remaining until maturity, prevailing interest rates, the security's liquidity and the issuer's credit quality. These securities also may take the form of debt securities that have been stripped of their interest payments. Each Fund may also invest in pay-in-kind securities which are securities that have interest payable by the delivery of additional securities. A portion of the discount with respect to stripped tax-exempt securities or their coupons may be taxable. The market prices of zero coupon, deferred interest, pay-in-kind and capital appreciation bonds generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality. A Fund's investments in zero coupon, deferred interest, pay-in-kind and capital appreciation bonds or stripped securities may require the Fund to sell certain of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements. See "Taxation" in the Additional Statement.


                                 RISK FACTORS

  INTEREST RATE RISK. When interest rates decline, the market value of fixed income securities tends to increase. Conversely, when interest rates increase, the market value of fixed-income securities tends to decline. Volatility of a security's market value will differ depending upon the security's duration, the issuer and the type of instrument.

  DEFAULT RISK/CREDIT RISK. Investments in fixed-income securities are subject to the risk that the issuer could default on its obligations and a Fund could sustain losses on such investments. A default could impact both interest and principal payments.

  CALL RISK AND EXTENSION RISK. Fixed-income securities may be subject to both call risk and extension risk. Call risk (i.e., where the issuer exercises its right to pay principal on an obligation earlier than scheduled) causes cash flow to be returned earlier than expected. This typically results when interest rates have declined and a Fund will suffer from having to reinvest in lower yielding securities. Extension risk (i.e., where the issuer exercises its right to pay principal on an obligation later than scheduled) causes cash flows to be returned later than expected. This typically results when interest rates have increased and a Fund will suffer from the inability to invest in higher yielding securities. Certain types of U.S. Government, Asset-Backed, corporate, foreign, Mortgage-Backed and Municipal Securities have call and/or extension risk.

  The investment characteristics of Mortgage-Backed Securities and Asset-Backed Securities differ from those of traditional fixed-income securities because they generally have both call risk (also known as prepayment risk) and extension risk. Homeowners have the option to prepay their mortgage. Therefore, the duration of a security backed by home mortgages can either shorten (call risk) or lengthen (extension risk). Investors are exposed to the fluctuating principal and interest payments associated with such securities. In general, if interest rates on new mortgage loans fall sufficiently below the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to increase. Conversely, if mortgage loan interest rates rise above the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to decrease.

  ARMs also have the risk of prepayments, which will have a greater impact on the Adjustable Rate Government Fund. The rate of principal prepayments with respect to ARMs has fluctuated in recent years. As with fixed rate mortgage loans, ARMs may be subject to a greater rate of principal repayments in a declining interest rate environment. For example, if prevailing interest rates fall significantly, ARMs could be subject to higher prepayment rates (than if prevailing interest rates remain constant or increase) because the availability of low fixed rate mortgages may encourage mortgagors to refinance their ARMs to "lock-in" a fixed-rate mortgage. Conversely, if prevailing interest rates rise significantly, ARMs may prepay slower. As with fixed-rate mortgages, ARM prepayment rates vary in both stable and changing interest rate environments. There are certain ARMs where the homeowner's payments do not fully cover interest, so the principal balance increases over time. These "negative amortizing" ARMs may be subject to greater default risk.

  DERIVATIVE MORTGAGE-BACKED SECURITIES. Because derivative Mortgage-Backed Securities (such as principal-only (POs), interest-only (IOs) or inverse floating-rate securities) are more exposed to mortgage prepayments, they generally involve a greater amount of risk. Small changes in prepayments can significantly impact the cash flow and the market value of these securities. The risk of faster than anticipated prepayments generally adversely affects IOs, super floaters and premium priced Mortgage-Backed Securities. The risk of slower than anticipated prepayments generally adversely affects POs, floating-rate securities subject to interest rate caps, support tranches and discount priced Mortgage-Backed Securities. In addition, particular derivative securities may be leveraged such that their exposure (i.e., price sensitivity) to interest rate and/or prepayment risk is magnified.

  TAX RISK OF MUNICIPAL SECURITIES. Due to Municipal Securities' tax-exempt status, their yields and market values may be more adversely impacted by changes in tax rates and policies than taxable fixed-income securities. Because interest income from Municipal Securities is not subject to regular federal income taxation, the attractiveness of Municipal Securities in relation to other investment alternatives is affected by changes in federal income tax rates applicable to, or the continuing federal income tax-exempt status of, such interest income. Any proposed or actual changes in such rates or exempt status, therefore, can significantly affect the demand for and supply, liquidity and marketability of Municipal Securities, which could in turn affect a Fund's ability to acquire and dispose of Municipal Securities at desirable yield and price levels.

  RISKS OF INVESTING IN NON-INVESTMENT GRADE FIXED-INCOME SECURITIES. Non-investment grade fixed- income securities are considered predominantly speculative by traditional investment standards. In some cases, these obligations may be highly speculative and have poor prospects for reaching investment grade standing. Non-investment grade fixed-income securities and unrated securities of comparable credit quality (commonly known as "junk bonds") are subject to the increased risk of an issuer's inability to meet principal and interest obligations. These securities, also referred to as high yield securities, may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less secondary market liquidity.

  Non-investment grade fixed-income securities are often issued in connection with a corporate reorganization or restructuring or as part of a merger, acquisition, takeover or similar event. They are also issued by less established companies seeking to expand. Such issuers are often highly leveraged and generally less able than more established or less leveraged entities to make scheduled payments of principal and interest in the event of adverse developments or business conditions.

  The market value of non-investment grade fixed-income securities tends to reflect individual corporate developments to a greater extent than that of higher rated securities which react primarily to fluctuations in the general level of interest rates. As a result, a Fund's ability to achieve its investment objectives may depend to a greater extent on the Investment Adviser's judgment concerning the creditworthiness of issuers than funds which invest in higher-rated securities. Issuers of non-investment grade fixed-income securities may not be able to make use of more traditional methods of financing and their ability to service debt obligations may be more adversely affected than issuers of higher-rated securities by economic downturns, specific corporate developments or the issuer's inability to meet specific projected business forecasts. Negative publicity about the junk bond market and investor perceptions regarding lower rated securities, whether or not based on fundamental analysis, may depress the prices for such securities.

  A holder's risk of loss from default is significantly greater for non-investment grade fixed-income securities than is the case for holders of other debt securities because such non-investment grade securities are generally unsecured and are often subordinated to the rights of other creditors of the issuers of such securities. Investment by a Fund in defaulted securities poses additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by a Fund of its initial investment and any anticipated income or appreciation is uncertain.

  The secondary market for non-investment grade fixed-income securities is concentrated in relatively few market makers and is dominated by institutional investors, including mutual funds, insurance companies and other financial institutions. Accordingly, the secondary market for such securities is not as liquid as, and is more volatile than, the secondary market for higher-rated securities. In addition, market trading volume for high yield fixed-income securities is generally lower and the secondary market for such securities could contract under adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the market price and a Fund's ability to dispose of particular portfolio investments. A less liquid secondary market also may make it more difficult for a Fund to obtain precise valuations of the high yield securities in its portfolio.

  Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of non-investment grade securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the conditions of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in non-investment grade and comparable unrated obligations will be more dependent on the Investment Adviser's credit analysis than would be the case with investments in investment-grade debt obligations. The Investment Adviser employs its own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. The Investment Adviser continually monitors the investments in a Fund's portfolio and evaluates whether to dispose of or to retain non-investment grade and comparable unrated securities whose credit ratings or credit quality may have changed.

  OTHER RISKS. Floating rate derivative debt securities present more complex types of interest rate risks. For example, range floaters are subject to the risk that the coupon will be reduced below market rates if a designated interest rate floats outside of a specified interest rate band or collar. Dual index or yield curve floaters are subject to lower prices in the event of an unfavorable change in the spread between two designated interest rates.

  Asset-Backed Securities present certain credit risks that are not presented by Mortgage-Backed Securities because Asset-Backed Securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. There is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities.

  FOREIGN RISKS. See "Foreign Securities" for a description of the risks of investing in foreign securities and currencies.


                             INVESTMENT TECHNIQUES

  MORTGAGE DOLLAR ROLLS. The Adjustable Rate Government, Short Duration Government, Government Income, Core Fixed Income and Global Income Funds may enter into mortgage "dollar rolls" in which a Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date for the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund . Successful use of mortgage dollar rolls depends upon the Investment Adviser's ability to predict correctly interest rates and mortgage prepayments. There is no assurance that mortgage dollar rolls can be successfully employed. The Fund will hold and maintain in a segregated account until the settlement date cash or liquid assets in an amount equal to the forward purchase price. For financial reporting and tax purposes, each Fund treats mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale. The Funds do not currently intend to enter into mortgage dollar rolls that are accounted for as a financing.

  OPTIONS ON SECURITIES AND SECURITIES INDICES. Each Fund may write (sell) covered call and put options and purchase put and call options on any securities in which it may invest or on any securities index composed of securities in which it may invest. The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of options to seek to increase total return involves the risk of loss if the Investment Adviser is incorrect in its expectation of fluctuations in securities prices or interest rates. The successful use of options for hedging purposes also depends in part on the ability of the Investment Adviser to manage future price fluctuations and the degree of correlation between the options and securities markets. If the Investment Adviser is incorrect in its expectation of changes in securities prices or determination of the correlation between the securities indices on which options are written and purchased and the securities in a Fund's investment portfolio, the investment performance of the Fund will be less favorable than it would have been in the absence of such options transactions. The writing of options could increase a Fund's portfolio turnover rate and, therefore, associated brokerage commissions or spreads.

  OPTIONS ON FOREIGN CURRENCIES. The Core Fixed Income, Global Income and High Yield Funds may, to the extent they invest in foreign securities, purchase and sell (write) put and call options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. In addition, the Core Fixed Income, Global Income and High Yield Funds may use options on currency to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates for a different currency, if there is a pattern of correlation between the two currencies. As with other kinds of option transactions, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received. If an option that a Fund has written is exercised, the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to a Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs. In addition to purchasing put and call options for hedging purposes, a Fund may purchase call or put options on currency to seek to increase total return when the Investment Adviser anticipates that the currency will appreciate or depreciate in value, but the securities quoted or denominated in that currency do not present attractive investment opportunities and are not held in the Fund's portfolio. When purchased or sold to seek to increase total return, options on currencies are considered speculative. Options on foreign currencies to be written or purchased by the Funds will be traded on U.S. and foreign exchanges or over-the-counter.

  FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. To seek to increase total return or to hedge against changes in interest rates or securities prices, or in the case of the Core Fixed Income, Global Income and High Yield Funds, currency exchange rates, a Fund may purchase and sell various kinds of futures contracts, and purchase and write call and put options on any of such futures contracts. Each Fund may also enter into closing purchase and sale transactions with respect to any such contracts and options. The futures contracts may be based on various securities (such as U.S. Government Securities), foreign currencies, in the case of the Core Fixed Income, Global Income and High Yield Funds, securities indices and other financial instruments and indices. A Fund will engage in futures and related options transactions only for bona fide hedging purposes as defined in regulations of the Commodity Futures Trading Commission or to seek to increase total return to the extent permitted by such regulations. A Fund may not purchase or sell futures contracts or purchase or sell related options to seek to increase total return, except for closing purchase or sale transactions, if immediately thereafter the sum of the amount of initial margin deposits and premiums paid on a Fund's outstanding positions in futures and related options entered into for the purpose of seeking to increase total return would exceed 5% of the market value of a Fund's net assets. These transactions involve brokerage costs, require margin deposits and, in the case of contracts and options obligating a Fund to purchase securities or currencies, require the Fund to segregate and maintain cash or liquid assets with a value equal to the amount of the Fund's obligations.

  While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. See "Investment Techniques--Futures Contracts and Options on Futures Contracts" in the Additional Statement. Thus, while a Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance than if the Fund had not entered into any futures contracts or options transactions. Because perfect correlation between a futures position and portfolio position that is intended to be protected is impossible to achieve, the desired protection may not be obtained and a Fund may be exposed to risk of loss. The loss incurred by a Fund in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received. Futures markets are highly volatile and the use of futures may increase the volatility of a Fund's net asset value. The profitability of a Fund's trading in futures to seek to increase total return depends upon the ability of the Investment Adviser to correctly analyze the futures markets. In addition, because of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to a Fund. Further, futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.

  CURRENCY SWAPS. The Core Fixed Income, Global Income and High Yield Funds may enter into currency swaps for hedging purposes or to seek to increase total return. Currency swaps involve the exchange by a Fund with another party of their respective rights to make or receive payments in specified currencies. Currency swaps usually involve the delivery of a gross payment stream in one designated currency in exchange for the gross payment stream in another designated currency. Therefore, the entire payment stream under a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. A Fund will not enter into swap transactions unless the unsecured commercial paper, senior debt or claims-paying ability of the other party thereto is rated either AA or A-1 or better by S&P or Aa or P-1 or better by Moody's, or, if unrated by such rating organizations, determined to be of comparable quality by the Investment Adviser. The use of currency swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Adviser is incorrect in its forecasts of currency exchange rates, the investment performance of a Fund would be less favorable than it would have been if this investment technique were not used. The staff of the SEC currently take the position that swaps are illiquid and thus subject to a Fund's limitation on investments in illiquid securities.

  RISKS OF DERIVATIVE TRANSACTIONS. A Fund's transactions, if any, in options, futures, options on futures, swap transactions, interest rate caps, floors and collars, structured securities, inverse floating-rate securities and currency forward contracts involve certain risks, including a possible lack of correlation between changes in the value of hedging instruments and the portfolio assets being hedged, the potential illiquidity of the markets for derivative instruments, the risks arising from the margin requirements and related leverage factors associated with such transactions. The use of these management techniques to seek to increase total return may be regarded as a speculative practice and involves the risk of loss if the Investment Adviser is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices. A Fund's use of certain derivative transactions may be limited by the requirements of the Code for qualification as a regulated investment company.

  WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS. Each Fund may purchase when-issued securities. When-issued transactions arise when securities are purchased by a Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. Each Fund may also purchase securities on a forward commitment basis; that is, make contracts to purchase securities for a fixed price at a future date beyond the customary three-day settlement. A Fund is required to hold and maintain in a segregated account with the Fund's custodian until three days prior to settlement date, cash or liquid assets in an amount sufficient to meet the purchase price. Alternatively, each Fund may enter into offsetting contracts for the forward sale of other securities that it owns. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date. Although a Fund would generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, a Fund may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate to do so.

  ILLIQUID AND RESTRICTED SECURITIES. A Fund may not invest more than 15% of its net assets in illiquid investments, which includes securities (both foreign and domestic) that are not readily marketable, swap transactions, certain SMBS, certain municipal leases and participation interests, repurchase agreements maturing in more than seven days, time deposits with a notice or demand period of more than seven days and certain restricted securities, unless it is determined, based upon the continuing review of the trading markets for a specific restricted security, that such restricted security is eligible for resale under Rule 144A under the Securities Act of 1933 and, therefore, is liquid. The Trustees have adopted guidelines and delegated to the Investment Adviser the daily function of determining and monitoring the liquidity of portfolio securities. The Trustees, however, retain oversight focusing on factors such as valuation, liquidity and availability of information and are ultimately responsible for each determination. Investing in restricted securities eligible for resale pursuant to Rule 144A may decrease the liquidity in a Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

  REPURCHASE AGREEMENTS. Each Fund may enter into repurchase agreements with dealers in U.S. Government Securities and member banks of the Federal Reserve System which furnish collateral at least equal in value or market price to the amount of their repurchase obligation. The Core Fixed Income, Global Income and High Yield Funds may also enter into repurchase agreements involving certain foreign government securities. If the other party or "seller" defaults, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund in connection with the related repurchase agreement are less than the repurchase price. In addition, in the event of bankruptcy of the seller or failure of the seller to repurchase the securities as agreed, a Fund could suffer losses, including loss of interest on or principal of the security and costs associated with delay and enforcement of the repurchase agreement. The Trustees have reviewed and approved certain counterparties whom they believe to be creditworthy and have authorized the Funds to enter into repurchase agreements with such counterparties. In addition, each Fund, together with other registered investment companies having management agreements with the Investment Adviser, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

  TEMPORARY INVESTMENTS. Each Fund may, for temporary defensive purposes, invest up to 100% of its total assets in (a) U. S. Government Securities or
(b) repurchase agreements collateralized by U.S. Government Securities. The Short Duration Tax-Free and Municipal Income Funds may for temporary defensive purposes depart from their stated investment objectives and invest more than 20% of their respective net assets in taxable investments. The High Yield Fund may for temporary defensive purposes invest in investment grade securities.

MISCELLANEOUS TECHNIQUES

  In addition to the techniques and investments described above, each Fund may, with respect to no more than 5% of its net assets, engage in the following techniques and investments: (i) portfolio securities lending, (ii) mortgage swaps (other than Short Duration Tax-Free and Municipal Income Funds) and interest rate swaps, caps, floors and collars, (iii) inverse floating rate securities, (iv) yield curve options, (v) other investment companies, (vi) custodial receipts and (vii) with respect to the Short Duration Tax-Free and Municipal Income Funds, tender option bonds and standby commitments. For more information see the Additional Statement.

                            INVESTMENT RESTRICTIONS

  Each Fund is subject to certain investment restrictions that are described in detail under "Investment Restrictions" in the Additional Statement. Fundamental investment restrictions of a Fund cannot be changed without approval of a majority of the outstanding shares of that Fund. Each Fund's investment objectives and all policies not specifically designated as fundamental are non-fundamental and may be changed without shareholder approval. If there is a change in a Fund's investment objectives, shareholders should consider whether that Fund still remains an appropriate investment in light of their then current financial positions and needs.

  The Short Duration Tax-Free and Municipal Income Funds' policies to invest, under normal market conditions, at least 80% of their respective net assets in Municipal Securities, the interest on which is exempt from regular federal income tax, is fundamental and may not be changed without shareholder approval. For more information on a Fund's investment restrictions, an investor should obtain the Additional Statement.

  NON-DIVERSIFICATION STATUS. Since the Global Income Fund is "non-diversified" under the Act, it is subject only to certain federal tax diversification requirements. Under federal tax laws, the Global Income Fund may, with respect to 50% of its total assets, invest up to 25% of its total assets in the securities of any issuer (except that this limitation does not apply to U.S. Government Securities). With respect to the remaining 50% of the Fund's total assets, (1) the Fund may not invest more than 5% of its total assets in the securities of any one issuer (other than the U.S. Government), and (2) the Fund may not acquire more than 10% of the outstanding voting securities of any one issuer. These tests apply at the end of each quarter of its taxable year and are subject to certain conditions and limitations under the Code. Since the Global Income Fund is not diversified under the Act, it will be more susceptible to adverse developments affecting any single issuer. The Adjustable Rate Government, Short Duration Government, Short Duration Tax-Free, Government Income, Municipal Income, Core Fixed Income and High Yield Funds are, in addition to these tax diversification requirements, also subject to the diversification requirements arising out of their diversified status under the Act.


                              PORTFOLIO TURNOVER

  Each Fund may engage in active short-term trading to benefit from yield disparities among different issues of securities or among the markets for fixed-income securities, or for other reasons. It is anticipated that the portfolio turnover rate of each Fund will vary from year to year. It is anticipated that the annual portfolio turnover rate for the High Yield Fund will generally not exceed 150%. The portfolio turnover rate is computed by dividing the lesser of the dollar amount of securities purchased or securities sold (excluding all securities whose maturities at acquisition are one year or less) by the average monthly value of such securities owned during the year. A 100% turnover rate would occur for example, if all of the securities held by a Fund were sold and replaced within one year. The Investment Adviser will not consider the portfolio turnover rate a limiting factor in making investment decisions for a Fund consistent with the Fund's investment objectives and portfolio management policies. A high rate of portfolio turnover results in increased transaction costs to a Fund. The portfolio turnover rate includes the effect of entering into mortgage dollar rolls. See "Financial Highlights" for a statement of each Fund's historical portfolio turnover rates.

                                  MANAGEMENT

TRUSTEES AND OFFICERS

  The Trustees are responsible for deciding matters of general policy and reviewing the actions of the Investment Advisers, distributor and transfer agent. The officers of the Trust conduct and supervise each Fund's daily business operations. The Additional Statement contains information as to the identity of, and other information about, the Trustees and officers of the Trust.

INVESTMENT ADVISERS

  INVESTMENT ADVISERS. Goldman Sachs Funds Management, L.P., One New York Plaza, New York, New York 10004, a Delaware limited partnership which is an affiliate of Goldman Sachs, serves as the investment adviser to the Adjustable Rate Government and Short Duration Government Funds. Goldman Sachs Funds Management, L.P. registered as an investment adviser in 1990. Goldman Sachs Asset Management, One New York Plaza, New York, New York 10004, a separate operating division of Goldman Sachs, serves as investment adviser to the Short Duration Tax-Free, Government Income, Municipal Income, Core Fixed Income and High Yield Funds. Goldman Sachs registered as an investment adviser in 1981. Goldman Sachs Asset Management International, 133 Peterborough Court, London EC4A 2BB, England, an affiliate of Goldman Sachs, serves as investment adviser to the Global Income Fund. Goldman Sachs Asset Management International became a member of the Investment Management Regulatory Organization Limited in 1990 and registered as an investment adviser in 1991. As of June 30, 1997, GSAM, GSFM and GSAMI, together with their affiliates, acted as investment adviser,
administrator or distributor for assets in excess of $   billion.

  Under a Management Agreement with each Fund, the applicable Investment Adviser, subject to the general supervision of the Trustees, provides day-to-day advice as to the Fund's portfolio transactions. Goldman Sachs has agreed to permit the Trust to use the name "Goldman Sachs" or a derivative thereof as part of each Fund's name for as long as a Fund's Management Agreement is in effect.

  In performing its investment advisory services, each Investment Adviser, while remaining ultimately responsible for the management of the Funds, is able to draw upon the research and expertise of its affiliate offices for portfolio decisions and management with respect to certain portfolio securities. In addition, the Investment Advisers will have access to the research of, and proprietary technical models developed by, Goldman Sachs and may apply quantitative and qualitative analysis in determining the appropriate allocations among the categories of issuers and types of securities.

  Under the Management Agreement, each Investment Adviser also: (i) supervises all non-advisory operations of each Fund that it advises; (ii) provides personnel to perform such executive, administrative and clerical services as are reasonably necessary to provide effective administration of each Fund;
(iii) arranges for at each Fund's expense (a) the preparation of all required tax returns, (b) the preparation and submission of reports to existing shareholders, (c) the periodic updating of prospectuses and statements of additional information and (d) the preparation of reports to be filed with the SEC and other regulatory authorities; (iv) maintains each Fund's records; and
(v) provides office space and all necessary office equipment and services.

  ADJUSTABLE RATE GOVERNMENT AND SHORT DURATION GOVERNMENT FUNDS. The Fund's portfolio manager is Jonathan A. Beinner. Mr. Beinner is a Vice President of Goldman Sachs and Co-Head of GSAM's U.S. Fixed Income Department. Mr. Beinner joined the Investment Adviser in 1990 after working in the trading and arbitrage group of Franklin Savings Association.

  GOVERNMENT INCOME AND CORE FIXED INCOME FUNDS. The Fund's portfolio managers are Jonathan A. Beinner and Richard C. Lucy. See above for information about Mr. Beinner. Messrs. Beinner and Lucy each specialize in investing in a particular type of security the Fund may hold. Mr. Lucy is a Vice President of Goldman Sachs and Co-Head of GSAM's U.S. Fixed Income Department. Mr. Lucy joined the Investment Adviser in 1992 after spending nine years managing fixed income assets at Brown Brothers Harriman & Co.

  SHORT DURATION TAX-FREE AND MUNICIPAL INCOME FUNDS. The Fund's portfolio managers are Benjamin S. Thompson and Elisabeth Schupf Lonsdale. Mr. Thompson and Ms. Lonsdale each specialize in municipal securities. Mr. Thompson's responsibilities include developing investment strategy and structuring portfolios.
Ms. Lonsdale is also responsible for GSAM's municipal credit research. Mr. Thompson worked in the institutional sales and marketing group at GSAM until he joined the fixed-income team in 1993. Prior to joining GSAM in early 1992, Mr. Thompson worked in the Structured Finance Group of the Chase Manhattan Bank. Before rejoining Goldman Sachs in 1995, Ms. Lonsdale was a Director of Fitch Investors Service evaluating the credit ratings of tax-backed issues. Prior to that, she worked for ten years in the Goldman Sachs Municipal Finance Department.

  GLOBAL INCOME FUND. The Fund's portfolio managers are Stephen Fitzgerald and Andrew Wilson. Mr. Fitzgerald joined GSAMI in 1992 and is an Executive Director and Chief Investment Officer for international fixed income. Prior to 1992, he spent two years managing multi-currency fixed income and balanced portfolios at Invesco MIM Limited, where he was a senior member of the derivative products group. Mr. Wilson joined GSAMI in 1995 and is Executive Director and Portfolio Manager for international fixed income. Prior to joining GSAMI, he spent three years as an Assistant Director at Rothschild Asset Management where he was responsible for managing global and international bond portfolios, with specific focus on the U.S., Canadian, Australian and Japanese economies. Prior to his employment at Rothschild, Mr. Wilson spent seven years at the Reserve Bank of New Zealand, his most recent position as Trading Manager of foreign reserves management. Mr. Wilson's employment at the Reserve Bank at New Zealand also included a two year assignment to the foreign investment unit at the Bank of England in London.

  It is the responsibility of the Investment Adviser to make investment decisions for a Fund and to place the purchase and sale orders for the Fund's portfolio transactions in U.S. and foreign securities and currency markets. Such orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, Goldman Sachs or its affiliates. In effecting purchases and sales of portfolio securities for the Funds, the Investment Advisers will seek the best price and execution of a Fund's orders. In doing so, where two or more brokers or dealers offer comparable prices and execution for a particular trade, consideration may be given to whether the broker or dealer provides investment research or brokerage services or sells shares of any Goldman Sachs Fund. See the Additional Statement for a further description of the Investment Advisers' brokerage allocation practices.

  As compensation for its services rendered and assumption of certain expenses pursuant to separate Management Agreements, GSAM, GSFM and GSAMI are entitled to the following fees, computed daily and payable monthly at the annual rates listed below:

                                                                FOR THE FISCAL
                                                   CONTRACTUAL    YEAR ENDED
                                                      RATE*    OCTOBER 31, 1996*
                                                   ----------- -----------------
GSAM
----
Government Income.................................    0.65%          0.25%
Municipal Income..................................    0.55%          0.55%
Short Duration Tax-Free...........................    0.40%          0.40%
Core Fixed Income.................................    0.40%          0.40%
High Yield........................................    0.70%            N/A
GSFM
----
Adjustable Rate Government........................    0.40%          0.40%
Short Duration Government.........................    0.50%          0.40%
GSAMI
-----
Global Income.....................................    0.90%          0.59%

--------
* With respect to the Government Income, Municipal Income and Global Income Funds, a Management Agreement combining both advisory and administrative services was adopted effective April 30, 1997. The Management Agreements for the other funds previously combined such services. The contractual rate set forth in the table is the rate payable under the Management Agreements and is identical to the aggregate advisory and administration fees payable by each Fund under the previously separate investment advisory (including subadvisory in the case of the Global Income Fund) and administration agreements. For the fiscal year ended October 31, 1996, the annual rate expressed is the combined advisory and administration fees paid (after voluntary fee limitations). The difference, if any, between the stated fees and the actual fees paid by the Funds reflects that the applicable Investment Adviser did not charge the full amount of the fees to which it would have been entitled. The Investment Advisers may discontinue or modify such limitations in the future at their discretion, although they have no current intention to do so.

  The Investment Advisers to the Short Duration Government, Short Duration Tax-Free, Core Fixed Income, Government Income, Municipal Income, Global Income and High Yield Funds have voluntarily agreed to reduce or limit certain "Other Expenses" of such Funds (excluding management, distribution and authorized dealer service fees, taxes, interest and brokerage fees and litigation, indemnification and other extraordinary expenses and transfer agency fees in the case of the Global Income and High Yield Funds) to the extent such expenses exceed 0.05%, 0.05%, 0.05%, 0.00%, 0.05%, 0.06% and 0.01%
per annum of such Funds' average daily net assets, respectively. Such reductions or limits, if any, are calculated monthly on a cumulative basis and may be discontinued or modified by the applicable Investment Adviser in its discretion at any time.

  Goldman Sachs may from time to time, at its own expense, provide compensation to certain Authorized Dealers and other persons for performing administrative services to their customers. These services include maintaining account records, processing orders to purchase, redeem and exchange Fund shares and responding to certain customer inquiries. In addition, these services may also include responding to certain inquiries from and providing written materials to depository institutions about a Fund; furnishing advice about and assisting depository institutions in obtaining from state regulatory agencies any rulings, exemptions or other authorizations that may be required to conduct a mutual fund sales program; acting as liaison between depository institutions and national regulatory organizations; assisting with the preparation of sales material; and providing general assistance and advice in establishing and maintaining mutual fund sales programs on the premises of depository institutions.

  ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS. The involvement of the Investment Advisers, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to a Fund or limit a Fund's investment activities. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Funds and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Funds. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Funds and in general it is not anticipated that the Investment Advisers will have access to proprietary information for the purpose of managing a Fund. The results of a Fund's investment activities, therefore, may differ from those of Goldman Sachs and its affiliates and it is possible that a Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. From time to time, a Fund's activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. See "Management--Activities of Goldman Sachs and its Affiliates and Other Accounts Managed by Goldman Sachs" in the Additional Statement for further information.

DISTRIBUTOR AND TRANSFER AGENT

  Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor (the "Distributor") of each Fund's shares. Shares may also be sold by Authorized Dealers. Authorized Dealers include investment dealers that are members of the NASD and certain other financial service firms. To become an Authorized Dealer, a dealer or financial service firm must enter into a sales agreement with Goldman Sachs. The minimum investment requirements, services, programs and purchase and redemption options for shares purchased through a particular Authorized Dealer may be different from those available to investors purchasing through other Authorized Dealers.

  Goldman Sachs, 4900 Sears Tower, Chicago, Illinois 60606 also serves as each Fund's transfer agent (the "Transfer Agent") and as such performs various shareholder servicing functions. As compensation for the services rendered to the Government Income, Municipal Income, Global Income and High Yield Funds by Goldman Sachs (as Transfer Agent) and the assumption by Goldman Sachs of the expenses related thereto, Goldman Sachs is entitled to receive a fee from each such Fund, with respect to Class A, Class B and Class C shares of $12,000 per year plus $7.50 per account, together with out-of-pocket and transaction-related expenses (including those out-of-pocket expenses payable to servicing and/or sub-transfer agents). Goldman Sachs is entitled to receive a fee from the Adjustable Rate Government Fund, Short Duration Government, Short Duration Tax-Free and Core Fixed Income Funds with respect to Class A, Class B and Class C shares, where applicable, equal to its proportionate share of the total transfer agency fees borne by the Fund. Such fees are equal to the fixed charges set forth above applicable to Class A, Class B and Class C shares plus 0.04% of the average daily net assets of the other classes of the Fund. Shareholders with inquiries regarding any Fund should contact Goldman Sachs (as Transfer Agent) at the address or the telephone number set forth on the back cover page of this Prospectus.

                            REPORTS TO SHAREHOLDERS

  Shareholders will receive an annual report containing audited financial statements and a semi-annual report. Each shareholder will also be provided with a printed confirmation for each transaction in the shareholder's account and an individual quarterly account statement. A year-to-date statement for any account will be provided upon request made to Goldman Sachs. The Funds do not generally provide sub-accounting services.


                                 HOW TO INVEST


ALTERNATIVE PURCHASE ARRANGEMENTS

  Each Fund continuously offers through this Prospectus Class A, Class B and Class C shares (except that the Adjustable Rate Government Fund does not currently offer Class B and Class C shares), as described more fully in "How to Buy Shares of the Funds." If you do not specify in your instructions to the Funds which class of shares you wish to purchase, the Funds will assume that your instructions apply to Class A shares.

  CLASS A SHARES. If you invest less than $1 million in Class A shares you will pay an initial sales charge. Certain purchases may qualify for reduced initial sales charges. If you initially invest $1 million or more in Class A shares of a Fund, no sales charge will be imposed at the time of purchase, but you will incur a deferred sales charge equal to 1.00% if you redeem your shares within 18 months of purchase. Direct purchases (as opposed to exchanges) of $1 million or more of Class A shares of the Adjustable Rate Government Fund will not be subject to a deferred sales charge when redeemed. Class A shares are subject to distribution fees of 0.25% (which currently are being waived in the case of Adjustable Rate Government, Short Duration Government, Short Duration Tax-Free, Core Fixed Income, Municipal Income, Government Income and High Yield Funds and are limited to 0.21% for the Global Income Fund) and authorized dealer service fees of 0.25%, respectively, of each Fund's average daily net assets attributable to Class A shares.

  CLASS B SHARES. Class B shares are sold without an initial sales charge, but are subject to a contingent deferred sales charge ("CDSC") of up to 4% in the case of the Short Duration Government and Short Duration Tax-Free Funds and up to 5% in the case of the Government Income, Municipal Income, Core Fixed Income, Global Income and High Yield Funds if redeemed within six years of purchase. Class B shares are subject to distribution and authorized dealer service fees of 0.75% (which are currently being limited to 0.60%) and 0.25%, respectively, of each of Short Duration Government and Short Duration Tax-Free Fund's average daily net assets attributable to Class B shares and of 0.75% and 0.25%, respectively, of each of Government Income, Municipal Income, Core Fixed Income, Global Fixed Income and High Yield Fund's average daily net assets attributable to Class B shares. See "Distribution and Authorized Dealer Service Plans." Class B shares will automatically convert to Class A shares, based on their relative net asset values, eight years after the initial purchase. Your entire investment in Class B shares is available to work for you from the time you make your initial investment, but the distribution fee paid by Class B shares will cause your Class B shares (until conversion to Class A shares) to have a higher expense ratio and to pay lower dividends, to the extent dividends are paid, than Class A shares.

  CLASS C SHARES. Class C shares are sold without an initial sales charge, but are subject to a CDSC of 1% if redeemed within 12 months of purchase. Class C shares are subject to distribution and authorized dealer service fees [of 0.75% (which is currently being limited to 0.60%) and 0.25%, respectively, of each of Short Duration Government and Short Duration Tax-Free Fund's average daily net assets attributable to Class B shares and] of 0.75% and 0.25%, respectively, of each [of Government Income, Municipal Income, Core Fixed Income, Global Fixed Income and High Yield] Fund's average daily net assets attributable to Class C shares. See "Distribution and Authorized Dealer Service Plans." Class C shares have no conversion feature, and accordingly, an investor that purchases Class C shares will be subject to distribution fees that will be imposed on Class C shares for an indefinite period, subject to annual approval by the Fund's Trustees and certain regulatory limitations. Your entire investment in Class C shares is available to work for you from the time you make your initial investment, but the distribution fee paid by Class C shares will cause your Class C shares to have a higher expense ratio and to pay lower dividends, to the extent dividends are paid, then Class A shares (or Class B shares after conversion to Class A shares).

  FACTORS TO CONSIDER IN CHOOSING CLASS A, CLASS B OR CLASS C SHARES. The decision as to which class to purchase depends on the amount you invest, the intended length of the investment and your personal situation. For example, if you are making an investment of $100,000 or more that qualifies for a reduced sales charge, you should consider purchasing Class A shares. A brief description of when the initial sales charge may be reduced or eliminated is set forth below under "Right of Accumulation" and "Statement of Intention." If you prefer not to pay an initial sales charge on an investment and plan to hold your investment for at least six years (five in the case of the Short Duration Government and Tax-Free Funds), you might consider purchasing Class B shares. If you prefer not to pay an initial sales charge and are unsure of the length of your investment or plan to hold your investment for less than eight years, you may prefer Class C shares. There is no size limit on the purchase of Class A shares. There is a maximum purchase limitation of $250,000 and $1,000,000 in the aggregate on purchases of Class B shares and Class C shares, respectively. Although Class C shares are subject to a CDSC for only twelve months at a lower rate than Class B shares, Class C shares do not have the conversion feature applicable to Class B shares, making them subject to higher distribution fees for an indefinite period. Authorized Dealers may receive different compensation for selling Class A, Class B or Class C shares.

HOW TO BUY SHARES OF THE FUNDS -- CLASS A, CLASS B AND CLASS C SHARES

  You may purchase shares of the Funds through any Authorized Dealer (including Goldman Sachs) or directly from a Fund, c/o National Financial Data Services, Inc. ("NFDS"), P.O. Box 419711, Kansas City, MO 64141-6711 on any Business Day (as defined under "Additional Information") at the net asset value next determined after receipt of an order, plus, in the case of Class A shares, any applicable sales charge. If, by the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time), a purchase order is received by a Fund, Goldman Sachs or an Authorized Dealer, the price per share will be based on the net asset value computed on the day the purchase order is received. If a purchase order for shares of the Adjustable Rate Government, Short Duration Government, Short Duration Tax-Free, Core Fixed Income or High Yield Funds is received by an Authorized Dealer by
4:00 p.m., New York time and payment is made by (a) wire transfer or ACH transfer, shares will be issued and dividends declared with respect to such shares will begin to accrue on the later of (i) the Business Day after receipt by the Authorized Dealer of the purchase order or (ii) the date of receipt of payment for the shares or (b) check, Federal Reserve draft or bank wire, shares will be issued and dividends declared with respect to such shares will begin to accrue on the Business Day after the date payment is received. Dividends with respect to the Government Income and Municipal Income Funds declared with respect to such shares will begin to accrue on the Business Day after receipt of payment. Shares of the Global Income Fund will begin to be eligible for dividends paid on or after the day the shares are purchased.

  The minimum initial investment in each Fund is $1,000. An initial investment minimum of $250 applies to purchases in connection with Individual Retirement Account Plans or accounts established under the Uniform

Gift to Minors Act ("UGMA"). For purchases through the Automatic Investment Plan, the minimum investment is $50. The minimum subsequent investment is $50. These requirements may be waived at the discretion of the Trust's officers.

  You may pay for purchases of shares by check (except that the Trust will not accept a check drawn on a foreign bank or a third party check), Federal Reserve draft, federal funds wire, ACH transfer or bank wire. Purchases of shares by check or Federal Reserve draft should be made payable as follows:
(i) to an investor's Authorized Dealer, if purchased through such Authorized Dealer, or (ii) to Goldman Sachs Fixed Income Funds -- (Name of Fund and Class of shares) and sent to NFDS, P.O. Box 419711, Kansas City, MO 64141-6711. Federal funds wires, ACH transfers and bank wires should be sent to State Street Bank and Trust Company ("State Street"). Payment must be received within three Business Days after receipt of the purchase order. An investor's Authorized Dealer is responsible for forwarding payment promptly to the Fund.

  In order to make an initial investment in a Fund, an investor must establish an account with the Fund by furnishing to the Fund, Goldman Sachs or the investor's Authorized Dealer the information in the Account Application attached to this Prospectus. The Funds may refuse to open an account for any investor who fails to (1) provide a social security number or other taxpayer identification number, or (2) certify that such number is correct (if required to do so under applicable law).

  The Funds reserve the right to redeem shares of any shareholder whose account balance is less than $50 as a result of earlier redemptions. Such redemptions will not be implemented if the value of a shareholder's account falls below the minimum account balance solely as a result of market conditions. A Fund will give sixty (60) days' prior written notice to shareholders whose shares are being redeemed to allow them to purchase sufficient additional shares of the Fund to avoid such redemption. In addition, the Funds and Goldman Sachs reserve the right to modify the minimum investment, the manner in which shares are offered and the sales charge rates applicable to future purchases of shares.

OFFERING PRICE -- CLASS A SHARES

  The offering price of Class A shares of the Government Income, Municipal Income, Core Fixed Income, Global Income and High Yield Funds is the next determined net asset value per share plus a sales charge, if any, paid to Goldman Sachs at the time of purchase of shares as shown in the following table:

                                                  SALES CHARGE   MAXIMUM DEALER
                                  SALES CHARGE AS AS PERCENTAGE   ALLOWANCE AS
       AMOUNT OF PURCHASE          PERCENTAGE OF  OF NET AMOUNT   PERCENTAGE OF
(INCLUDING SALES CHARGE, IF ANY)  OFFERING PRICE    INVESTED    OFFERING PRICE***
--------------------------------  --------------- ------------- -----------------
Less Than $100,000.............        4.50%          4.71%           4.00%
$100,000 up to (but less than)
 $250,000......................        3.00           3.09            2.50
$250,000 up to (but less than)
 $500,000......................        2.50           2.56            2.00
$500,000 up to (but less than)
 $1 million....................        2.00           2.04            1.75
$1 million or more.............        0.00*          0.00*            **

  The offering price of Class A shares of the Short Duration Government and Short Duration Tax-Free Funds is the next determined net asset value per share plus a sales charge, if any, paid to Goldman Sachs at the time of purchase of shares as shown in the following table:

                                                  SALES CHARGE   MAXIMUM DEALER
                                  SALES CHARGE AS AS PERCENTAGE   ALLOWANCE AS
       AMOUNT OF PURCHASE          PERCENTAGE OF  OF NET AMOUNT   PERCENTAGE OF
(INCLUDING SALES CHARGE, IF ANY)  OFFERING PRICE    INVESTED    OFFERING PRICE***
--------------------------------  --------------- ------------- -----------------
Less than $250,000.............        3.00%          3.09%           2.50%
$250,000 up to (but less than)
 $500,000......................        2.50           2.56            2.00
$500,000 up to (but less than)
 $1 million....................        2.00           2.04            1.75
$1 million or more.............        0.00*          0.00*            **

  The offering price of Class A shares of the Adjustable Rate Government Fund is the next determined net asset value per share plus a sales charge, if any, paid to Goldman Sachs at the time of purchase of shares as shown in the following table:

                                                  SALES CHARGE   MAXIMUM DEALER
                                  SALES CHARGE AS AS PERCENTAGE   ALLOWANCE AS
       AMOUNT OF PURCHASE          PERCENTAGE OF  OF NET AMOUNT   PERCENTAGE OF
(INCLUDING SALES CHARGE, IF ANY)  OFFERING PRICE    INVESTED    OFFERING PRICE***
--------------------------------  --------------- ------------- -----------------
Less Than $500,000.............        1.50%          1.52%           1.25%
$500,000 up to (but less than)
 $1 million....................        1.00           1.01            0.75
$1 million or more.............        0.00           0.00            0.00

--------
  * No sales charge is payable at the time of purchase of Class A shares of $1 million or more, but a CDSC may be imposed in the event of certain redemption transactions made within 18 months of purchase.

 ** Goldman Sachs pays a one-time commission to Authorized Dealers who initiate or are responsible for purchases of $1 million or more of shares of the Funds equal to 1.00% of the amount under $3 million, 0.50% of the next $2 million, and 0.25% thereafter. Goldman Sachs may also pay, with respect to all or a portion of the amount purchased, a commission in accordance with the foregoing schedule to Authorized Dealers who initiate or are responsible for purchases of $1 million or more by plans or "wrap" accounts satisfying the criteria set forth in (h) or (j) below. Purchases by such plans will be made at net asset value with no initial sales charge, but if all of the shares held are redeemed within 18 months after the end of the calendar month in which such purchase was made, a contingent deferred sales charge (CDSC), as described below, of 1.00% will be imposed upon the plan sponsor or the third party administrator. In addition, Authorized Dealers shall remit to Goldman Sachs such payments received in connection with "wrap" accounts in the event that shares are redeemed within 18 months after the end of the calendar month in which the purchase was made.

*** During special promotions, the entire sales charge may be reallowed to Authorized Dealers. Authorized Dealers to whom substantially the entire sales charge is reallowed may be deemed to be "underwriters" under the Securities Act of 1933.

  Purchases of $1 million or more of Class A shares of each Fund (other than Adjustable Rate Government Fund, will be made at net asset value with no initial sales charge, but if the shares are redeemed within 18 months after the end of the calendar month in which the purchase was made, excluding any period of time in which the shares were exchanged into and remained invested in an ILA Portfolio (the contingent deferred sales charge period), a CDSC of 1.00% will be imposed. Any applicable CDSC will be assessed on an amount equal to the lesser of the current market value or the original purchase cost of the redeemed Class A shares. Accordingly, no CDSC will be imposed on increases in account value above the initial purchase price, including any dividends which have been reinvested in additional Class A shares. In determining whether a CDSC applies to a redemption, the calculation will be determined in a manner that results in the lowest possible rate being charged. Therefore, it will be assumed that the redemption is first made from any Class A shares in your account that are not subject to the CDSC. The CDSC is waived on redemptions in certain circumstances. See "Waiver or Reduction of Contingent Deferred Sales Charges" below.

  Class A shares of the Funds may be sold at net asset value without payment of any sales charge to (a) Goldman Sachs, its affiliates or their respective officers, partners, directors or employees (including retired employees and former partners), any partnership of which Goldman Sachs is a general partner, any Trustee or officer of the Trust and designated family members of any of the above individuals; (b) qualified retirement plans of Goldman Sachs; (c) trustees or directors of investment companies for which Goldman Sachs or an affiliate acts as sponsor; (d) any employee or registered representative of any Authorized Dealer or their respective spouses and children; (e) banks, trust companies or other types of depository institutions investing for their own account or investing for accounts for which they have investment discretion; (f) banks, trust companies or other types of depository institutions investing for accounts for which they do not have investment discretion; (g) any state, county or city, or any instrumentality, department, authority or agency thereof, which is prohibited by applicable investment laws from paying a sales charge or commission in connection with the purchase of shares of a Fund; (h) pension and profit sharing plans, pension funds and other company-sponsored benefit plans that (1) buy shares costing $500,000 or more, or (2) have at the time of purchase, 100 or more eligible participants, or (3) certify that they project to have annual plan purchases of $200,000 or more, or (4) are provided administrative services by a third-party administrator that in the aggregate satisfies (1) or (3) above;
(i) shareholders whose purchase is attributable to redemption proceeds (subject to appropriate documentation) from a registered open-end management investment company not distributed or managed by Goldman Sachs or its affiliates, if such redemption has occurred no more than 60 days prior to the purchase of shares of the Funds and the shareholder either (a) paid an initial sales charge or (b) was at some time subject to a deferred sales charge with respect to the redemption proceeds; (j) "wrap" accounts for the benefit of clients of broker-dealers, financial institutions or financial planners, provided that they have entered into an agreement with GSAM specifying aggregate minimums and certain operating policies and standards;
(k) registered investment advisers investing for accounts for which they receive asset-based fees; (l) accounts over which GSAM or its advisory affiliates have investment discretion; and (m) shareholders receiving distributions from a qualified retirement plan invested in the Goldman Sachs Funds and reinvesting such proceeds in a Goldman Sachs IRA. Purchasers must certify eligibility for an exemption on the Account Application and notify Goldman Sachs if the shareholder is no longer eligible for an exemption. Exemptions will be granted subject to confirmation of a purchaser's entitlement. Investors purchasing shares of the Funds at net asset value without payment of any initial sales charge may be charged a fee if they effect transactions in shares through a broker or agent. In addition, under certain circumstances, dividends and distributions from any of the Goldman Sachs Funds may be reinvested in shares of each Fund at net asset value, as described under "Cross-Reinvestment of Dividends and Distributions and Automatic Exchange Program."

REINVESTMENT OF REDEMPTION PROCEEDS -- CLASS A SHARES

  A shareholder who redeems Class A shares of a Fund may reinvest at net asset value any portion or all of his redemption proceeds (plus that amount necessary to acquire a fractional share to round off his purchase to the nearest full share) in Class A shares of a Fund or of any other Goldman Sachs Fund. Shareholders should obtain and read the applicable prospectuses of such other funds and consider their objectives, policies and applicable fees before investing in any of such funds. This reinvestment privilege is subject to the condition that the shares redeemed have been held for at least thirty (30) days before the redemption and that the reinvestment is effected within ninety
(90) days after such redemption. If you paid a CDSC upon a redemption and reinvest in Class A shares subject to the conditions set forth above, your account will be credited with the amount of the CDSC previously charged, and the reinvested shares will continue to be subject to a CDSC. The holding period of the Class A shares acquired through reinvestment for purposes of computing the CDSC payable upon a subsequent redemption, will include the holding period of the redeemed shares. Shares are sold to a reinvesting shareholder at the net asset value next determined following timely receipt by Goldman Sachs or an Authorized Dealer of a written purchase order indicating that the shares are eligible for reinvestment at net asset value.

  A reinvesting shareholder may be subject to tax as a result of such redemption. If the redemption occurs within ninety (90) days after the original purchase of the Class A shares, any sales charge paid on the original purchase cannot be taken into account by a reinvesting shareholder to the extent an otherwise applicable sales charge is not imposed pursuant to the reinvestment privilege for purposes of determining gain or loss, if any, realized on the redemption, but instead will be added to the tax basis of the Class A shares received in the reinvestment. To the extent that any loss is realized and shares of the same Fund are purchased within thirty (30) days before or after the redemption, some or all of the loss may not be allowed as a deduction depending upon the number of shares purchased. Shareholders should consult their own tax advisers concerning the tax consequences of a redemption and reinvestment. Upon receipt of a written request, the reinvestment privilege may be exercised once annually by a shareholder, except that there is no such time limit as to the availability of this privilege in connection with transactions the sole purpose of which is to reinvest the proceeds at net asset value in a tax-sheltered retirement plan.

RIGHT OF ACCUMULATION -- CLASS A SHARES

  Class A purchasers may qualify for reduced sales charges when the current market value of holdings (shares at current offering price), plus new purchases, reaches $100,000 or more in the case of Government Income, Municipal Income, Core Fixed Income, Global Income and High Yield Funds, $250,000 or more in the case of Short Duration Government and Short Duration Tax-Free Funds and $500,000 or more in the case of Adjustable Rate Government Fund. Class A shares of the Goldman Sachs Funds may be combined under the Right of Accumulation. See Additional Statement for more information about the Right of Accumulation.

STATEMENT OF INTENTION -- CLASS A SHARES

  Purchases of $100,000 or more in the case of Government Income, Municipal Income, Core Fixed Income, Global Income and High Yield Funds, $250,000 or more in the case of Short Duration Government and Short Duration Tax-Free Funds and $500,000 in the case of the Adjustable Rate Government Fund made over a 13-month period are eligible for reduced sales charges. Class A shares of the Goldman Sachs Funds may be combined under the Statement of Intention. See the Additional Statement for more information about the Statement of Intention.

OFFERING PRICE -- CLASS B SHARES

  Investors may purchase Class B shares of each Fund (other than Adjustable Rate Government Fund) at the next determined net asset value without the imposition of an initial sales charge. However, Class B shares redeemed within six years of purchase will be subject to a CDSC at the applicable rates shown in the tables that follow. At redemption, the charge will be assessed on the amount equal to the lesser of the current market value or the original purchase cost of the shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase price, including shares derived from the reinvestment of dividends or capital gains distributions.

  The amount of the CDSC, if any, will vary depending on the number of years from the time of purchase until the time of redemption of Class B shares. For the purpose of determining the number of years from the time of any purchase, all payments during a month will be aggregated and deemed to have been made on the first day of that month. In processing redemptions of Class B shares, the Funds will first redeem shares not subject to any CDSC, and then shares held longest during the eight-year period. As a result, a redeeming shareholder will pay the lowest possible CDSC.

                                                CDSC AS A PERCENTAGE OF
                                            DOLLAR AMOUNTS SUBJECT TO CDSC
                                       -----------------------------------------
                                        GOVERNMENT INCOME,
                                        MUNICIPAL INCOME,      SHORT DURATION
                                          GLOBAL INCOME,    GOVERNMENT AND SHORT
       YEAR SINCE                       CORE FIXED INCOME      DURATION TAX-
       PURCHASE                        AND HIGH YIELD FUNDS      FREE FUNDS
       ----------                      -------------------- --------------------
       First..........................         5.0%                 4.0%
       Second.........................         4.0%                 3.0%
       Third..........................         3.0%                 2.0%
       Fourth.........................         3.0%                 2.0%
       Fifth..........................         2.0%                 1.0%
       Sixth..........................         1.0%                 0.0%
       Seventh and thereafter.........         none                 none

  Proceeds from the CDSC are payable to the Distributor and may be used in whole or part to defray the Distributor's expenses related to providing distribution-related services to the Funds in connection with the sale of Class B shares, including the payment of compensation to Authorized Dealers. A commission equal to 4.0% in the case of Government Income, Municipal Income, Core Fixed Income, Global Income and High Yield Funds and 3.0% in the case of Short Duration Government and Short Duration Tax-Free Funds of the amount invested is paid to Authorized Dealers.

  Class B shares of a Fund will automatically convert into Class A shares of the same Fund at the end of the calendar quarter that is eight years after the purchase date, except as noted below. Class B shares of a Fund acquired by exchange from Class B shares of another Fund will convert into Class A shares of such Fund based on the date of the initial purchase. Class B shares acquired through reinvestment of distributions will convert into Class A shares based on the date of the initial purchase of the shares on which the distribution was paid. The conversion of Class B shares to Class A shares will not occur at any time the Funds are advised that such conversions may constitute taxable events for federal tax purposes, which the Funds believe is unlikely. If conversions do not occur as a result of possible taxability, Class B shares would continue to be subject to higher expenses than Class A shares for an indeterminate period.

OFFERING PRICE -- CLASS C SHARES

  Investors may purchase Class C shares of the Funds at the next determined net asset value without the imposition of an initial sales charge. However, if Class C shares are redeemed within 12 months of purchase a CDSC of 1% will be deducted from the redemption proceeds. At redemption, the charge will be assessed on the amount equal to the lesser of the current market value or the original purchase cost of the shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase price, including shares derived from the reinvestment of dividends or capital gains distributions.

  For the purpose of determining the number of months from the time of any purchase, all payments during a month will be aggregated and deemed to have been made on the first day of that month. In processing redemptions of Class C shares, the Funds will first redeem shares held for longer than 12 months, and then shares held for the shortest period during the 12 month period. As a result, a redeeming shareholder will pay the lowest possible CDSC. Proceeds from the CDSC are payable to the Distributor and may be used in whole or in part to defray the Distributor's expenses related to providing distribution-related services to the Funds in connection with the sale of Class C shares, including the payment of compensation to Authorized Dealers. A commission equal to 1.00% of the amount invested is paid to Authorized Dealers.

WAIVER OR REDUCTION OF CONTINGENT DEFERRED SALES CHARGE--CLASS A, B AND C
SHARES

  The CDSC on Class B shares, Class C shares and Class A shares that are subject to a CDSC may be waived or reduced if the redemption relates to (a) retirement distributions or loans to participants or beneficiaries from pension and profit sharing plans, pension funds and other company sponsored benefit plans (each a "Plan"); (b) the death or disability (as defined in section 72 of the Code) of a participant or beneficiary in a Plan; (c) hardship withdrawals by a participant or beneficiary in a Plan; (d) satisfying the minimum distribution requirements of the Code; (e) the establishment of "substantially equal periodic payments" as described in Section 72(t) of the Code; (f) the separation from service by a participant or beneficiary in a Plan; (g) the death or disability (as defined in section 72 of the Code) of a shareholder if the redemption is made within one year of such event; (h) excess contributions being returned to a Plan; (i) distributions from a qualified retirement plan invested in the Goldman Sachs Funds which are being reinvested into a Goldman Sachs IRA; and (j) redemption proceeds which are to be reinvested in accounts or non-registered products over which GSAM or its advisory affiliates have investment discretion. In addition, Class A, Class B and Class C shares subject to a Systematic Withdrawal Plan may be redeemed without a CDSC. However, Goldman Sachs reserves the right to limit such redemptions, on an annual basis, to 12% of the value of [each of] your Class B [and Class C] shares and 10% of the value of your Class A shares.


                      SERVICES AVAILABLE TO SHAREHOLDERS

AUTOMATIC INVESTMENT PLAN

  Systematic cash investments may be made through a shareholder's bank via the Automated Clearing House Network or a shareholder's checking account via bank draft each month. Required forms are available from Goldman Sachs or any Authorized Dealer.

CROSS-REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS AND AUTOMATIC EXCHANGE
PROGRAM

  A shareholder may elect to cross-reinvest dividends and capital gain distributions paid by a Fund in shares of the same class or an equivalent class of any other Goldman Sachs Fund or ILA Portfolio. See "Fund Highlights." Shareholders may also elect to exchange automatically a specified dollar amount of shares of a Fund for shares of the same class or an equivalent class of any other Goldman Sachs Fund or ILA Portfolio. Shares acquired through cross-reinvestment of dividends or the automatic exchange program will be purchased at net asset value and will not be subject to any initial or contingent deferred sales charge as a result of the cross- reinvestment or exchange, but shares subject to a CDSC acquired under the automatic exchange program may be subject to a CDSC at the time of redemption from the fund into which the exchange is made determined on the basis of the date and value of the investor's initial purchase of the fund from which the exchange (or any prior exchange) is made. Automatic exchanges are made monthly on the fifteenth day of each month or the first Business Day thereafter. The minimum dollar amount for automatic exchanges must be at least $50 per month. Cross-reinvestments and automatic exchanges are subject to the following conditions:
(i) the value of the shareholder's account(s) in the fund which is paying the dividend or from which the automatic exchange is being made must equal or exceed $5,000 and (ii) the value of the account in the acquired fund must equal or exceed the acquired fund's minimum initial investment requirement or the shareholder must elect to continue cross-reinvestment or automatic exchanges until the value of acquired fund shares in the shareholder's account equals or exceeds the acquired fund's minimum initial investment requirement. A Fund shareholder may elect cross-reinvestment into an identical account or an account registered in a different name or with a different address, social security or other taxpayer identification number, provided that the account in the acquired fund has been established, appropriate signatures have been obtained and the minimum initial investment requirement has been satisfied. A Fund shareholder should obtain and read the prospectus of the fund into which dividends are invested or automatic exchanges are made.

TAX-SHELTERED RETIREMENT PLANS

  The Funds (other than the Short Duration Tax-Free and Municipal Income Funds) offer their shares for purchase by retirement plans, including IRA plans for individuals and their non-employed spouses, IRA plans for employees in connection with employer sponsored SEP, SAR-SEP and SIMPLE IRA plans, and defined contribution plans such as 401(k) Salary Reduction Plans. Detailed information concerning these plans may be obtained from the Transfer Agent. This information should be read carefully, and consultation with an attorney or tax adviser may be advisable. The information sets forth the service fee charged for retirement plans and describes the federal income tax consequences of establishing a plan.

EXCHANGE PRIVILEGE

  Shares of a Fund may be exchanged at net asset value without the imposition of an initial sales charge or CDSC at the time of exchange for shares of the same class or an equivalent class of any other Fund, Goldman Sachs Fund or ILA Portfolio. A shareholder needs to obtain and read the prospectus of the fund into which the exchange is made. The shares of these other funds acquired by an exchange may later be exchanged for shares of the same (or an equivalent class) of the original Fund at the next determined net asset value without the imposition of an initial or contingent deferred sales charge if the dollar amount in the Fund resulting from such exchanges is below the shareholder's all-time highest dollar amount on which it has previously paid the applicable sales charge. Shares of these other funds purchased through dividends and/or capital gains reinvestment may be exchanged for shares of the Funds without a sales charge. In addition to free automatic exchanges pursuant to the Automatic Exchange Program, six free exchanges are permitted in each twelve-month period. A fee of $12.50 may be charged for each subsequent exchange during such period. The exchange privilege may be modified or withdrawn at any time upon sixty (60) days' notice to shareholders and is subject to certain limitations.

  An exchange of shares subject to a CDSC will not be subject to the applicable CDSC at the time of exchange. Shares subject to a CDSC acquired in an exchange will be subject to the CDSC of the shares originally held. For purposes of determining the amount of any applicable CDSC, the length of time a shareholder had owned shares will be measured from the date the shareholder acquired the original shares subject to a CDSC and will not be affected by any subsequent exchange.

  An exchange may be made by identifying the applicable Fund and class of shares and either writing to Goldman Sachs, Attention: Goldman Sachs Fixed Income Funds, Shareholder Services, c/o NFDS, P.O. Box 419711, Kansas City, MO 64141-6711 or, unless the investor has specifically declined telephone exchange privileges on the Account Application or elected in writing not to utilize telephone exchanges, by a telephone request to the Transfer Agent at 800-526-7384 (8:00 a.m. to 4:00 p.m. Chicago time). Certain procedures are employed to prevent unauthorized or fraudulent exchange requests as set forth under "How to Sell Shares of the

Funds." Under the telephone exchange privilege, shares may be exchanged among accounts with different names, addresses and social security or other taxpayer identification numbers only if the exchange instructions are in writing and received in accordance with the procedures set forth under "How to Sell Shares of the Funds." In times of drastic economic or market changes the telephone exchange privilege may be difficult to implement.

  For federal income tax purposes, an exchange, including an automatic exchange, is treated as a redemption of the shares surrendered in the exchange, on which an investor may be subject to tax, followed by a purchase of shares received in the exchange. If such redemption occurs within ninety
(90) days after the purchase of such shares, to the extent an initial sales charge that would otherwise apply to the shares received in the exchange is not imposed, the sales charge paid on such purchase of Class A shares cannot be taken into account by the exchanging shareholder for purposes of determining gain or loss, if any, realized on such redemption for federal income tax purposes, but instead will be added to the tax basis of the shares received in the exchange. Shareholders should consult their own tax advisers concerning the tax consequences of an exchange.

  All exchanges which represent an initial investment in a Fund must satisfy the minimum investment requirements of the Fund into which the shares are being exchanged. Exchanges are available only in states where exchanges may legally be made.

OTHER PURCHASE INFORMATION

  Authorized Dealers and other financial intermediaries provide varying arrangements for their clients to purchase and redeem Fund shares. Some may establish higher minimum investment requirements and others may limit the availability of certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends. Firms may arrange with their clients for other investment or administrative services and may independently establish and charge additional fees not described in this Prospectus to their clients for such services. If shares of a Fund are held in a "street name" account or were purchased through an Authorized Dealer, shareholders should contact the Authorized Dealer to purchase, redeem or exchange shares, to make changes in or give instructions concerning the account or to obtain information about the account.

  The Funds and Goldman Sachs each reserves the right to reject any specific purchase order (including exchanges) or to restrict purchases or exchanges by a particular purchaser (or group of related purchasers). This may occur, for example, when a purchaser or group of purchasers' pattern of frequent purchases, sales or exchanges of shares of a Fund is evident, or if purchases, sales or exchanges are, or a subsequent abrupt redemption might be, of a size that would disrupt management of a Fund.

  In the sole discretion of Goldman Sachs, a Fund may accept securities instead of cash for the purchase of shares of the Fund. Such purchases will be permitted only if the Investment Adviser determines that any securities acquired in this manner are consistent with the Fund's investment objectives, restrictions and policies and are desirable investments for the Fund.

  The Investment Advisers, Distributor, and/or their affiliates may also pay additional compensation, out of their assets and not as an additional charge to the Funds, to selected Authorized Dealers and other persons in connection with the sale, distribution and/or servicing of Class A, Class B or Class C shares (such as additional payments based on new sales, amounts exceeding pre-established thresholds, or the length of time clients' assets have remained in a Fund), and will from time to time, subject to applicable NASD regulations, contribute to various non-cash and cash incentive arrangements to promote the sale of shares, as well as sponsor various educational programs, sales contests and/or promotions in which participants may receive reimbursement of expenses, entertainment and prizes such as travel awards, merchandise, cash, investment research and educational information and related support materials. This additional compensation may vary among Authorized Dealers depending upon such factors as the amounts their clients have invested (or may invest) in the Funds, the particular program involved, or the amount of reimbursable expenses. Additional compensation based on sales may, but is currently not expected to, exceed .50% (annualized) of the amount invested. For Further information, see "Other Information Regarding Purchases, Redemptions, Exchanges and Dividends" in the Additional Statement.


               DISTRIBUTION AND AUTHORIZED DEALER SERVICE PLANS

DISTRIBUTION PLAN -- CLASS A SHARES

  The Trust, on behalf of each Fund's Class A shares, has adopted a Distribution Plan pursuant to Rule 12b-1 under the Act (the "Class A Distribution Plan"). Under the Class A Distribution Plan, Goldman Sachs is entitled to a quarterly fee from each Fund for distribution services equal, on an annual basis, to 0.25% of a Fund's average daily net assets attributable to Class A shares of such Fund. Currently, Goldman Sachs has voluntarily agreed to waive the entire amount of such fee for the Adjustable Rate Government, Short Duration Government, Short Duration Tax-Free, Core Fixed Income, Government Income, Municipal Income and High Yield Funds and to limit the amount of such fee to 0.21% of average daily net assets attributable to Class A shares of the Global Income Fund. Goldman Sachs has no current intention of modifying or discontinuing such waiver, but may do so in the future at its discretion. For the period ended October 31, 1996, the Global Income Fund paid Goldman Sachs a fee at the rate of 0.21% of the Fund's average daily net assets attributable to Class A shares of such Fund.

  Goldman Sachs may use the distribution fee for its expenses of distributing Class A shares of the Funds. The types of expenses for which Goldman Sachs may be compensated for distribution services under the Class A Distribution Plan include compensation paid to and expenses incurred by Authorized Dealers, Goldman Sachs and their respective officers, employees and sales representatives, allocable overhead, telephone and travel expenses, the printing of prospectuses for prospective shareholders, preparation and distribution of sales literature, advertising of any type and all other expenses incurred in connection with activities primarily intended to result in the sale of Class A shares. If the fee received by Goldman Sachs pursuant to the Class A Distribution Plan exceeds its expenses, Goldman Sachs may realize a profit from these arrangements. The Class A Distribution Plan will be reviewed and is subject to approval annually by the Trustees. The aggregate compensation that may be received under the Class A Distribution Plan for distribution services may not exceed the limitations imposed by the NASD's Conduct Rules.

DISTRIBUTION PLAN -- CLASS B AND CLASS C SHARES

  The Trust, on behalf of each Fund's Class B and Class C shares (other than the Adjustable Rate Government Fund which does not offer Class B or Class C shares), has adopted a Distribution Plan pursuant to Rule 12b-1 under the Act (each a "Distribution Plan"). Goldman Sachs is entitled to a quarterly fee from each Fund under its Class B or Class C Distribution Plan for distribution services equal, on an annual basis, to 0.75% of its average daily net assets attributable to Class B or Class C shares. Goldman Sachs has voluntarily agreed to limit such fee to 0.60% of the average daily net assets of the Short Duration Government and Short Duration Tax-Free Funds, attributable to Class B [and Class C] shares of such Funds. For the fiscal year ended October 31, 1996 the Funds then offering Class B shares paid distribution fees with respect to their Class B shares at the foregoing rate.

  Goldman Sachs may use the distribution fee for its expenses of distributing Class B and Class C shares of the Funds. The types of expenses for which Goldman Sachs may be compensated for distribution services under the Class B and Class C Distribution Plans include compensation paid to and expenses incurred by Authorized Dealers, Goldman Sachs and their respective officers, employees and sales representatives, commissions paid to Authorized Dealers, allocable overhead, telephone and travel expenses, the printing of prospectuses for prospective shareholders, preparation and distribution of sales literature, advertising of any type and all other expenses incurred in connection with activities primarily intended to result in the sale of Class B and Class C shares. If the fee received by Goldman Sachs pursuant to a Distribution Plan exceeds its expenses, Goldman Sachs may realize a profit from these arrangements. The Distribution Plans will be reviewed and are subject to approval annually by the Trustees. The aggregate compensation that may be received under each Distribution Plan for distribution services may not exceed the limitations imposed by the NASD's Conduct Rules.

  In connection with the sale of Class C shares, Goldman Sachs pays sales commissions of 0.75% of the purchase price to Authorized Dealers from its own resources at the time of sale. Goldman Sachs plans to pay the 0.75% distribution fee on a quarterly basis as an ongoing commission to Authorized Dealers on Class C shares that have been outstanding for one year or more.

AUTHORIZED DEALER SERVICE PLANS

  The Trust on behalf of each Fund's Class A, Class B and Class C shares has adopted non-Rule 12b-1 Authorized Dealer Service Plans (each a "Service Plan") pursuant to which Goldman Sachs, Authorized Dealers or other persons are compensated for providing personal and account maintenance services. Each Fund pays a fee under its Class A, Class B or Class C Service Plan equal on an annual basis to 0.25% of its average daily net assets attributable to Class A, Class B or Class C shares. The fee for personal and account maintenance services paid pursuant to a Service Plan may be used to make payments to Goldman Sachs, Authorized Dealers and their officers, sales representatives and employees for responding to inquiries of, and furnishing assistance to, shareholders regarding ownership of their shares or their accounts or similar services not otherwise provided on behalf of the Funds. The Service Plans will be reviewed and are subject to approval annually by the Trustees. For the fiscal year ended October 31, 1996, each Fund (other than the Short Duration Government, Short Duration Tax-Free, Core Fixed Income and High Yield Funds which did not offer Class A or Class B shares) paid Authorized Dealer service fees at the foregoing rate for each Fund's Class A and Class B shares.

  In connection with the sale of Class C shares, Goldman Sachs pays the 0.25% service fee to Authorized Dealers in advance for the first year after the shares have been sold by the Authorized Dealer. After the shares have been held for one year, Goldman Sachs pays the service fee on a quarterly basis. In addition, as described above under "Distribution Plan--Class B and Class C Shares," Goldman Sachs pays sales commissions of 0.75% of the purchase price to Authorized Dealers from its own resources at the time of sale. Accordingly, the total up front commission paid by Goldman Sachs to the Authorized Dealer at the time of sale of Class C shares is 1.0% of the purchase price.


                        HOW TO SELL SHARES OF THE FUNDS

  Each Fund will redeem its shares upon request of a shareholder on any Business Day at the net asset value next determined after the receipt of such request in proper form, subject to any applicable CDSC. See "Net Asset Value." Redemption proceeds will be mailed by check to a shareholder within three (3) Business Days of receipt of a properly executed request. If shares to be redeemed were recently purchased by check, a Fund may delay transmittal of redemption proceeds until such time as it has assured itself that good funds have been collected for the purchase of such shares. This may take up to fifteen (15) days. Redemption requests may be made by writing to or calling the Transfer Agent at the address or telephone number set forth on the back cover page of this Prospectus or an Authorized Dealer.

  The Trust accepts telephone requests for redemption of shares for amounts up to $50,000 within any seven (7) calendar day period, except for investors who have specifically declined telephone redemption privileges on the Account Application or elected in writing not to utilize telephone redemptions (proceeds which are sent to a Goldman Sachs brokerage account are not subject to the $50,000 limit). It may be difficult to implement redemptions by telephone in times of drastic economic or market changes. By completing an Account Application, an investor agrees that the Trust, the Distributor and the Transfer Agent shall not be liable for any loss incurred by the investor by reason of the Trust accepting unauthorized telephone redemption requests for his account if the Trust reasonably believes the instructions to be genuine. Thus, shareholders risk possible losses in the event of a telephone redemption not authorized by them. The Trust may accept telephone redemption instructions from any person identifying himself as the owner of an account or the owner's broker where the owner has not declined in writing to utilize this service.

  In an effort to prevent unauthorized or fraudulent redemption and exchange requests by telephone, Goldman Sachs and NFDS each employ reasonable procedures specified by the Trust to confirm that such instructions are genuine. Consequently, proceeds of telephone redemption requests will be sent only to the shareholder's address of record or authorized bank account designated in the Account Application and exchanges of shares will be made only to an identical account. Telephone requests will also be recorded. The Trust may implement other procedures from time to time. If reasonable procedures are not employed, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. Proceeds of telephone redemptions will be mailed to the shareholder's address of record or wired to the authorized bank account indicated on the Account Application, unless the shareholder provides written instructions (accompanied by a signature guarantee) indicating another address. Telephone redemptions will not be accepted during the 30-day period following any change in a shareholder's address of record. This redemption option does not apply to shares held in a "street name" account. Shareholders whose accounts are held in "street name" should contact their broker of record who may effect telephone redemptions on their behalf. The Trust reserves the right to terminate or modify the telephone redemption service at any time. Shares of each Fund (other than Global Income Fund) earn dividends accrued through the day on which such shares are redeemed.

  Written requests for redemptions must be signed by each shareholder with its signature guaranteed by a bank, a securities broker or dealer, a credit union having authority to issue signature guarantees, a savings and loan association, a building and loan association, a cooperative bank, a federal savings bank or association, a national securities exchange, a registered securities association or a clearing agency, provided that such institution satisfies the standards established by the Transfer Agent.

  The Funds will also arrange for the proceeds of redemptions effected by any means to be wired as federal funds to the bank account designated in the shareholder's Account Application. Redemption proceeds will normally be wired on the next Business Day in federal funds (for a total one Business Day delay) following receipt of a properly executed wire transfer redemption request. Wiring of redemption proceeds may be delayed one additional Business Day if the Federal Reserve Bank is closed on the day redemption proceeds would ordinarily be wired. A transaction fee of $7.50 may be charged for payments of redemption proceeds by wire. In order to change the bank designated on the Account Application to receive redemption proceeds, a written request must be received by the Transfer Agent. This request must be signature guaranteed as set forth above. Further documentation may be required for executors, trustees or corporations. Once wire transfer instructions have been given by Goldman Sachs or an Authorized Dealer, neither a Fund, the Trust, Goldman Sachs nor any Authorized Dealer assumes any further responsibility for the performance of intermediaries or the shareholder's bank in the transfer process. If a problem with such performance arises, the shareholder should deal directly with such intermediaries or bank.

  Additional documentation regarding a redemption by any means may be required to effect a redemption when deemed appropriate by the Transfer Agent. The request for such redemption will not be considered to have been received in proper form until such additional documentation has been received.

SYSTEMATIC WITHDRAWAL PLAN

  A shareholder may draw on shareholdings systematically via check or ACH in any amount specified by the shareholder over $50. Checks are only available on or about the 25th of each month. Each systematic withdrawal is a redemption and therefore a taxable transaction. A minimum balance of $5,000 in shares of a Fund is required. The maintenance of a withdrawal plan concurrently with purchases of additional Class A, Class B or Class C shares would be disadvantageous because of the sales charge imposed on your purchases of Class A shares or the imposition of a CDSC on your redemptions of Class A, Class B or Class C shares. The CDSC applicable to Class A, Class B and Class C shares redeemed under a systematic withdrawal plan may be waived. See "How to Invest--Waiver or Reduction of Contingent Deferred Sales Charge." See Additional Statement for more information about the Systematic Withdrawal Plan.


                                   DIVIDENDS

  Each dividend from net investment income and capital gains distributions, if any, declared by a Fund on its outstanding shares will, at the election of each shareholder, be paid (i) in cash, (ii) in additional shares of the same class of the Fund or (iii) in shares of the same or an equivalent class of any other Goldman Sachs Fund or units of the ILA Portfolios (the Prime Obligations Portfolio only for Class B and Class C) as described under "Cross-Reinvestment of Dividends and Distributions and Automatic Exchange Program." This election should initially be made on a shareholder's Account Application and may be changed upon written notice to Goldman Sachs at any time prior to the record date for a particular dividend or distribution. If no election is made, all dividends from net investment income and capital gains distributions will be reinvested in the Fund. Capital gains distributions will be reinvested or paid in cash, in accordance with the shareholder's prior election, on the payment date.

  The election to reinvest dividends and distributions paid by the Fund in additional shares or units of the Fund or any other Goldman Sachs Fund or ILA Portfolio will not affect the tax treatment of such dividends and distributions, which will be treated as received by the shareholder and then used to purchase shares or units of the Fund, another Goldman Sachs Fund or an ILA Portfolio.

  Each Fund intends that all or substantially all of its net investment income and net realized long-term and short-term capital gains, after reduction by available capital losses, including any capital losses carried forward from prior years, will be declared as dividends for each taxable year. In the case of the Core Fixed Income, Global Income and High Yield Funds, net loss, if any, from certain foreign currency transactions or instruments that is otherwise taken into account in calculating net investment income or net realized capital gains for accounting purposes may not be taken into account in determining the amount of dividends to be declared and paid, with the result that a portion of the Fund's dividends may be treated as a return of capital, nontaxable to the extent of a shareholder's tax basis in his shares. Each Fund (other than the Global Income Fund) will declare dividends daily and pay dividends monthly. The Global Income Fund will declare and pay dividends monthly. All of the Funds will pay dividends from net realized long-term and short-term capital gains, reduced by available capital losses, at least annually. From time to time a portion of any Fund's dividends may constitute a return of capital.

  At the time of an investor's purchase of shares of a Fund a portion of the net asset value per share may be represented by undistributed income (in the case of the Global Income Fund) or realized or unrealized appreciation of any Fund's portfolio securities. Therefore, subsequent distributions on such shares from such income or realized appreciation may be taxable to the investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the cost of such shares and the distributions (or portions thereof) represent a return of a portion of the purchase price.

                                NET ASSET VALUE

  The net asset value per share of each class of a Fund is calculated by the Fund's custodian as of the close of regular trading on the New York Stock Exchange (normally 3:00 p.m. Chicago time, 4:00 p.m. New York time) on each Business Day (as such term is defined under "Additional Information") immediately after the determination, if any, of the income to be declared as a dividend (except in the case of the Global Income Fund). Net asset value per share of each class is calculated by determining the net assets attributable to each class and dividing by the number of outstanding shares of that class.

  Each Fund's portfolio securities for which accurate market quotations are readily available are valued on the basis of quotations, which may be furnished by a pricing service or provided by dealers in such securities and other portfolio securities are valued at fair value, based on yield equivalents, a pricing matrix or other sources, under valuation procedures established by the Trustees. Debt obligations with a remaining maturity of 60 days or less are valued at amortized cost. The Board of Trustees has determined that the amortized cost of such securities approximates fair market value.


                            PERFORMANCE INFORMATION

  From time to time each Fund may publish yield, distribution rate and average annual total return and the Short Duration Tax-Free and Municipal Income Funds may publish their tax equivalent yields in advertisements and communications to shareholders or prospective investors. Average annual total return is determined by computing the average annual percentage change in value of $1,000 invested at the maximum public offering price for specified periods ending with the most recent calendar quarter, assuming reinvestment of all dividends and distributions at net asset value. The total return calculation assumes a complete redemption of the investment at the end of the relevant period. Total return calculations for Class A shares reflect the effect of paying the maximum initial sales charge. Investment at a lower sales charge would result in higher performance figures. Total return calculations for Class B and Class C shares reflect deduction of the applicable CDSC imposed upon redemption of Class B and Class C shares held for the applicable period. Each Fund may also from time to time advertise total return on a cumulative, average, year-by-year or other basis for various specified periods by means of quotations, charts, graphs or schedules. In addition, each Fund may furnish total return calculations based on investments at various sales charge levels or at net asset value. Any performance data which is based on a Fund's net asset value per share would be reduced if a sales charge were taken into account. In addition to the above, each Fund may from time to time advertise its performance relative to certain averages, performance rankings, indices, other information prepared by recognized mutual fund statistical services and investments for which reliable performance data is available.

  Yield is computed by dividing net investment income earned during a recent thirty-day period by the product of the average daily number of shares outstanding and entitled to receive dividends during the period and the maximum offering price per share on the last day of the relevant period. The results are compounded on a bond equivalent (semi-annual) basis and then annualized. Net investment income per share is equal to the dividends and interest earned during the period, reduced by accrued expenses for the period. The calculation of net investment income for these purposes may differ from the net investment income determined for accounting purposes.

  Tax equivalent yield represents the yield an investor would have to earn to equal, after taxes, the tax-free yield of the Short Duration Tax-Free or the Municipal Income Funds. Tax equivalent yield is calculated by dividing the applicable Fund's tax-exempt yield by one minus a stated federal tax rate.

  Quotations of distribution rates are calculated by annualizing the most recent distribution of net investment income for a monthly, quarterly or other relevant period and dividing this amount by the net asset value per share or maximum public offering price on the last day of the period for which the distribution rates are being calculated.

  Each Fund's yield, total return and distribution rate will be calculated separately for each class of shares in existence. Because each class of shares may be subject to different expenses, the yield, total return and distribution rate calculations with respect to each class of shares for the same period will differ. The investment performance of the Class A, Class B and Class C shares will be affected by the payment of a sales charge and distribution fees and other class specific expenses. See "Shares of the Trust."

  The investment results of a Fund will fluctuate over time and any presentation of investment results for any prior period should not be considered a representation of what an investment may earn or what the Fund's performance may be in any future period. In addition to information provided in shareholder reports, the Funds may, in their discretion, from time to time, make a list of their holdings available to investors upon request.


                              SHARES OF THE TRUST

  Each Fund is a series of the Goldman Sachs Trust, which was formed under the laws of the State of Delaware on January 28, 1997. The Funds were formerly series of Goldman Sachs Trust, a Massachusetts business trust, and were reorganized into the Trust as of April 30, 1997. The Trustees have authority under the Trust's Declaration of Trust to create and classify shares of beneficial interest in separate series, without further action by shareholders. Additional series may be added in the future. The Trustees also have authority to classify or reclassify any series or portfolio of shares into one or more classes.

  When issued, shares are fully paid and non-assessable. In the event of liquidation, shareholders are entitled to share pro rata in the net assets of the applicable Fund available for distribution to such shareholders. All shares are freely transferable and have no preemptive, subscription or conversion rights. Shareholders are entitled to one vote per share, provided that at the option of the Trustees, shareholders will be entitled to a number of votes based upon the net asset values represented by their shares.

  The Trust does not intend to hold annual meetings of shareholders. However, pursuant to the Trust's By-Laws, the recordholders of at least 10% of the shares outstanding and entitled to vote at a special meeting may require the Trust to hold such special meeting of shareholders for any purpose and, recordholders may, under certain circumstances, as permitted by the Act, communicate with other shareholders in connection with requiring a special meeting of shareholders. The Trustees will call a special meeting for the purpose of electing Trustees if, at any time, less than a majority of Trustees holding office at the time were elected by shareholders.

  In the interest of economy and convenience, the Trust does not issue certificates representing the Funds' shares. Instead, the Transfer Agent maintains a record of each shareholder's ownership. Each shareholder receives confirmation of purchase and redemption orders from the Transfer Agent. Fund shares and any dividends and distributions paid by the Funds are reflected in account statements from the Transfer Agent.

  As of April 1, 1997, the shareholders listed below owned beneficially and of record 25% or more of the outstanding shares of such Fund: Short Duration Government Fund--State Street Bank and Trust Company, P.O. Box 1992, Boston, MA 02105-1992 (34.05%).


                                   TAXATION

FEDERAL TAXES

  Each Fund is treated as a separate entity for tax purposes, has elected or intends to elect to be treated as a regulated investment company and intends to qualify for such treatment for each taxable year under Subchapter M of the Code. To qualify as such, a Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders. As a regulated investment company, a Fund will not be subject to federal income or excise tax on any net investment income and net realized capital gains that are distributed to its shareholders in accordance with certain timing requirements of the Code.

  The Short Duration Tax-Free and Municipal Income Funds intend to satisfy certain requirements of the Code so that they may distribute the tax-exempt interest they receive as "exempt-interest dividends," as defined in the Code. If such requirements are satisfied, distributions of the Short Duration Tax-Free and Municipal Income Funds that are attributable to interest on tax-exempt obligations and that the Funds properly designate as exempt-interest dividends will be exempt from regular federal income tax, although all or a portion of such a distribution may be subject to the federal alternative minimum tax and the entire distribution may be includable in the tax base for determining taxability of social security or railroad retirement benefits. Persons who are "substantial users" (or related persons to such substantial users) of facilities financed by industrial development or certain private activity bonds should consult their own tax advisers before purchasing shares of the Short Duration Tax-Free and Municipal Income Funds. Interest on indebtedness incurred or continued to purchase or carry shares of the Short Duration Tax-Free and Municipal Income Funds is not deductible to the extent attributable to the Funds' distributions that are exempt-interest dividends.

  Dividends paid by a Fund from net investment income, certain net realized foreign exchange gains, the excess of net short-term capital gain over net long-term capital loss and original issue discount or market discount income will be taxable to shareholders as ordinary income, except for any exempt-interest dividends paid by the Short Duration Tax-Free and Municipal Income Funds, as described above. Dividends paid by a Fund from the excess of net long-term capital gain over net short-term capital loss will be taxable as long-term capital gains regardless of how long the shareholders have held their shares. These tax consequences will apply regardless of whether distributions are received in cash or reinvested in shares. Certain distributions paid by a Fund in January of a given year may be taxable to shareholders as if received the prior December 31. Shareholders will be informed annually about the amount and character of distributions received from the Funds for federal income tax purposes.

  Investors should consider the tax implications of buying shares immediately prior to a distribution. Investors who purchase shares shortly before the record date for a distribution other than a daily dividend will pay a per share price that includes the value of the anticipated distribution and will be taxed on any taxable distribution even though the distribution represents a return of a portion of the purchase price.

  Redemptions and exchanges of shares are taxable events.

  Individuals and certain other classes of shareholders may be subject to 31% backup withholding of federal income tax on distributions (other than exempt-interest dividends), redemptions and exchanges if they fail to furnish their correct taxpayer identification number and certain certifications required by the Internal Revenue Service or if they are otherwise subject to backup withholding. Individuals, corporations and other shareholders that are not U.S. persons under the Code are subject to different tax rules and may be subject to nonresident alien withholding at the rate of 30% (or a lower rate provided by an applicable tax treaty) on amounts treated as ordinary dividends from the Funds.

  The Core Fixed Income, Global Income and High Yield Funds may be subject to foreign withholding or other foreign taxes on income or gain from certain foreign securities. If more than 50% of the value of the total assets of either Fund is comprised of stock or securities of foreign corporations at the end of its taxable year and the applicable Fund so elects, that Fund's shareholders will include in their gross incomes (in addition to dividends and distributions they receive) their pro rata shares of qualified foreign taxes paid by that Fund and may be entitled under the Code to claim foreign tax credits or deductions with respect to such taxes. It is not expected that the Core Fixed Income Fund will qualify to make this election with respect to such taxes. If either Fund cannot or does not so elect, it may deduct these taxes in computing its taxable income, if any.

OTHER TAXES

  In addition to federal taxes, a shareholder may be subject to state, local or foreign taxes on payments received from the Funds, including exempt-interest dividends. A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent (if any) a Fund's distributions are derived from interest on (or, in the case of intangible property taxes, the value of its assets is attributable to) certain U.S. government obligations and/or tax-exempt municipal obligations issued by or on behalf of the particular state or a political subdivision thereof, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. For a further discussion of certain tax consequences of investing in shares of the Funds, see "Taxation" in the Additional Statement. Shareholders are urged to consult their own tax advisers regarding specific questions as to federal, state and local taxes as well as to any foreign taxes.


                            ADDITIONAL INFORMATION

  The term "a vote of the majority of the outstanding shares" of a Fund means the vote of the lesser of (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund.

  As used in this Prospectus, the term "Business Day" means any day the New York Stock Exchange is open for trading, which is Monday through Friday except for holidays. The New York Stock Exchange is closed on the following holidays:
New Year's Day, Presidents' Day (observed), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

                                   APPENDIX

                            STATEMENT OF INTENTION
    (APPLICABLE ONLY TO CLASS A SHARES PURCHASED SUBJECT TO A SALES CHARGE)

  If a shareholder anticipates purchasing $100,000 ($500,000 in the case of the Adjustable Rate Government Fund and $250,000 in the case of Short Duration Government and Short Duration Tax-Free Funds) or more of Class A shares of a Fund alone or in combination with Class A shares of another Fund or another Goldman Sachs Fund within a 13-month period, the shareholder may obtain Class A shares of the Fund at the same reduced sales charge as though the total quantity were invested in one lump sum by filing this Statement of Intention incorporated by reference in the Account Application. Income dividends and capital gain distributions taken in additional shares will not apply toward the completion of this Statement of Intention.

  To ensure that the reduced price will be received on future purchases, the investor must inform Goldman Sachs that this Statement of Intention is in effect each time shares are purchased. Subject to the conditions mentioned below, each purchase will be made at the public offering price applicable to a single transaction of the dollar amount specified on the Account Application. The investor makes no commitment to purchase additional shares, but if his purchases within 13 months plus the value of shares credited toward completion do not total the sum specified, he will pay the increased amount of the sales charge prescribed in the Escrow Agreement.

                               ESCROW AGREEMENT

  Out of the initial purchase (or subsequent purchases if necessary) 5% of the dollar amount specified on the Account Application shall be held in escrow by the Transfer Agent in the form of shares registered in the investor's name. All income dividends and capital gains distributions on escrowed shares will be paid to the investor or to his order. When the minimum investment so specified is completed (either prior to or by the end of the thirteenth month), the shareholder will be notified and the escrowed shares will be released. In signing the Account Application, the investor irrevocably constitutes and appoints the Transfer Agent his attorney to surrender for redemption any or all escrowed shares with full power of substitution in the premises.

  If the intended investment is not completed, the investor will be asked to remit to Goldman Sachs any difference between the sales charge on the amount specified and on the amount actually attained. If the investor does not within 20 days after written request by Goldman Sachs pay such difference in the sales charge, the Transfer Agent will redeem an appropriate number of the escrowed shares in order to realize such difference. Shares remaining after any such redemption will be released by the Transfer Agent.

--------------------------------------------------------------------------------

GOLDMAN SACHS ASSET
MANAGEMENT
ONE NEW YORK PLAZA
NEW YORK, NEW YORK 10004

GOLDMAN SACHS FUNDS
MANAGEMENT, L.P.
ONE NEW YORK PLAZA
NEW YORK, NEW YORK 10004

GOLDMAN SACHS ASSET
MANAGEMENT INTERNATIONAL
133 PETERBOROUGH COURT
LONDON, ENGLAND EC4A 2BB

GOLDMAN, SACHS & CO.
DISTRIBUTOR
85 BROAD STREET
NEW YORK, NEW YORK 10004

GOLDMAN, SACHS & CO.
TRANSFER AGENT
4900 SEARS TOWER
CHICAGO, ILLINOIS 60606

STATE STREET BANK AND TRUST COMPANY
CUSTODIAN
1776 HERITAGE DRIVE
NORTH QUINCY, MASSACHUSETTS 02110

TOLL FREE (IN U.S.) . . . . . . . .  800-526-7384


FIPROAB
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

GOLDMAN SACHS

FIXED INCOME FUNDS

--------------------------------------------------------------------------------

PROSPECTUS CLASS A, B AND C SHARES



[LOGO] GOLDMAN
       SACHS

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++
+INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A         +
+REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE + +SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY +
+OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT        +
+BECOMES EFFECTIVE. THIS PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR + +THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE + +SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE + +UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF +
+ANY STATE.                                                                    +
++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++

                   SUBJECT TO COMPLETION--JUNE 13, 1997

                        GOLDMAN SACHS MONEY MARKET FUNDS
                   GOLDMAN SACHS-INSTITUTIONAL LIQUID ASSETS
                         (PRIME OBLIGATIONS PORTFOLIO)
                       (TAX-EXEMPT DIVERSIFIED PORTFOLIO)
                               ILA SERVICE UNITS
                               ILA CLASS B UNITS

                             ILA CLASS C UNITS
                                4900 Sears Tower
                            Chicago, Illinois 60606

  Goldman Sachs Trust (the "Trust") is an open-end, management investment company (a "mutual fund") which includes the Goldman Sachs-Institutional Liquid Assets portfolios. This Prospectus relates to the offering of ILA Service shares of beneficial interest ("ILA Service Units") of the Prime Obligations and Tax-Exempt Diversified Portfolios (the "Portfolios"), and ILA Class B and Class C shares of beneficial interest ("ILA Class B Units" and "ILA Class C Units," respectively) of the Prime Obligations Portfolio. ILA Class B Units and ILA Class C Units will typically be issued only upon an exchange of Class B or Class C Shares, respectively, of any mutual fund sponsored by Goldman Sachs ("Goldman Sachs Funds"). Goldman Sachs Asset Management, a separate operating division of Goldman, Sachs & Co., serves as each Portfolio's investment adviser. Goldman, Sachs & Co. serves as each Portfolio's distributor and transfer agent.

  The Prime Obligations Portfolio seeks to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing exclusively in high quality money market instruments. The Portfolio pursues its objective by investing in a diversified portfolio of securities of the U.S. Government, its agencies, authorities and instrumentalities, obligations of U.S. banks, commercial paper and other short-term obligations of U.S. companies, states, municipalities and other entities, and repurchase agreements.

  The Tax-Exempt Diversified Portfolio seeks to the extent consistent with the preservation of capital and prescribed portfolio standards, a high level of income excluded from gross income for federal income tax purposes, by investing primarily in municipal instruments. The Portfolio pursues its objective by investing in a diversified portfolio of municipal obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities, and the District of Columbia.

  AN INVESTMENT IN A PORTFOLIO IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT AND THERE CAN BE NO ASSURANCE THAT A PORTFOLIO WILL BE ABLE TO MAIN-TAIN A STABLE NET ASSET VALUE OF $1.00 PER UNIT.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION.................... Toll Free:
                                                                    800-526-7384

This Prospectus provides you with information about the Portfolios that you should know before investing. It should be read and retained for future reference. If you would like more detailed information, the Statement of
Additional Information dated     , 1997, as amended or supplemented from time
to time, is available upon request without charge by calling the telephone number listed above or by writing Goldman Sachs, Attention: Shareholder Services, Goldman Sachs Trust, 4900 Sears Tower, Chicago, Illinois 60606. The Statement of Additional Information, which is incorporated by reference into this Prospectus, has been filed with the Securities and Exchange Commission. The Tax-Exempt Diversified Portfolio may not be available in certain states. Please call the phone number above to determine availability in your state. The SEC maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information and other information regarding the Trust.

--------------------------------------------------------------------------------
UNITS OF THE PORTFOLIOS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER INSURED DEPOSITORY INSTITUTION, AND ARE NOT IN-SURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD
OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN A PORTFOLIO INVOLVES INVEST-MENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE AC-CURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                The date of this Prospectus is     , 1997.

                       UNITHOLDER AND PORTFOLIO EXPENSES

                                       PRIME OBLIGATIONS               TAX-EXEMPT
                                           PORTFOLIO                   DIVERSIFIED
                          -------------------------------------------   PORTFOLIO
                          (ILA SERVICE) (ILA CLASS B+) (ILA CLASS C+) (ILA SERVICE)
                          ------------- -------------- -------------- -------------
UNITHOLDER TRANSACTION
 EXPENSES
 Maximum Sales Charge
  Imposed on Purchases..      None           None           None          None
 Sales Charge Imposed on
  Reinvested
  Distributions.........      None           None           None          None
 Deferred Sales Load
  Imposed on
  Redemptions...........      None            5.0%(1)        1.0%(2)      None
 Exchange Fee...........      None           None           None          None
ANNUAL OPERATING
 EXPENSES (3)
 (as a percentage of
  average daily net
  assets)
 Management Fees (after
  limitations) (4)......      0.35%          0.35%          0.35%         0.26%
 Distribution (Rule 12b-
  1) Fees...............      None           0.75%          0.75%         None
 Other Expenses
  Service Fees..........      0.40%          None           None          0.40%
  Authorized Dealer
   Service Fees.........      None           0.25%          0.25%         None
  Other Expenses (after
   expense limitation)
   (5)..................      0.07%          0.07%          0.07%         0.06%
                              ----           ----           ----          ----
TOTAL OPERATING EXPENSES
 (6)....................      0.82%          1.42%          1.42%         0.72%
                              ====           ====           ====          ====

EXAMPLE OF EXPENSES

  You would pay the following expenses on a hypothetical $1,000 investment, assuming a 5% annual return and redemption at the end of each time period:

                                                          1     3     5    10
                                                         YEAR YEARS YEARS YEARS
                                                         ---- ----- ----- -----
Prime Obligations Portfolio
 ILA Service Units...................................... $ 8   $26   $46  $101
 ILA Class B Units......................................
  --Assuming complete redemption at end of period....... $64   $75   $98  $148*
  --Assuming no redemption.............................. $14   $45   $78  $148*
 ILA Class C Units......................................
  --Assuming complete redemption at end of period....... $24   $45   $78  $170
                                                         ---   ---   ---  ----
  --Assuming no redemption.............................. $14   $45   $78  $170
                                                         ---   ---   ---  ----
Tax-Exempt Diversified Portfolio
 ILA Service Units...................................... $ 7   $23   $40  $ 89

-------

+ Investors wishing to purchase units of the Prime Obligations Portfolio are generally required to purchase ILA Service Units. ILA Class B and Class C Units of the Prime Obligations Portfolio will typically be issued only in exchange for Class B or Class C Shares, respectively, of any other Goldman Sachs Fund.

(1) A contingent deferred sales charge is imposed on units redeemed within six years of purchase at a rate of 5% in the first year, declining to 1% in the sixth year, and eliminated thereafter. See "Additional Services--Of-fering Price--ILA Class B Units".

(2) A contingent deferred sales charge is imposed upon units redeemed within 12 months of purchase. See "Additional Services--Offering Price--ILA Class C Units".
(3) Based on estimated amounts for the current fiscal year.

* ILA Class B Units convert to ILA Service Units eight years after purchase; therefore, ILA Class B expenses in the hypothetical example above assume this conversion.

(4) The Investment Adviser has voluntarily agreed that a portion of the man-agement fee would not be imposed on the Tax-Exempt Diversified Portfolio equal to .09%. Without such limitation, management fees for the Portfolio would be 0.35%.

(5) The Investment Adviser has voluntarily agreed to reduce or limit certain other expenses (excluding management fees, fees payable to Service Organi-zations, as defined herein, distribution and authorized dealer service fees, taxes, interest and brokerage and litigation, indemnification and other extraordinary expenses) to the extent such expenses exceed 0.07% of the Prime Obligations Portfolio's average daily net assets and 0.06% of the Tax-Exempt Diversified Portfolio's average daily net assets.

(6) Without the limitations described above, "Other Expenses" and "Total Oper-ating Expenses" of the Portfolios for the current fiscal year are esti-mated to be as follows:

                                                                         TOTAL
                                                               OTHER   OPERATING
                                                              EXPENSES EXPENSES
                                                              -------- ---------
   Prime Obligations Portfolio (ILA Service Units)...........   .08%     0.83%
   Prime Obligations Portfolio (ILA Class B Units)...........   .08%     1.43%
   Prime Obligations Portfolio (ILA Class C Units)...........   .08%     1.43%
   Tax-Exempt Diversified Portfolio (ILA Service Units)......   .06%     0.81%

  The information set forth in the foregoing table and hypothetical example relates only to ILA Service Units of the Prime Obligations and Tax-Exempt Di-versified Portfolios and ILA Class B and Class C Units of the Prime Obliga-tions Portfolio. The Portfolios also offer ILA Units and ILA Administration Units. The other classes of the Portfolios are subject to different fees and expenses (which affect performance) and are entitled to different services. Information regarding any other class of the Portfolios may be obtained from your sales representative or from Goldman Sachs by calling the number on the front cover of this Prospectus.

  Service Organizations may charge other fees to their customers who are the beneficial owners of ILA Service Units in connection with their customers' ac-counts. Due to the Distribution and Service Plans, a long-term shareholder may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.'s ("NASD") rules regarding investment companies. Such fees, if any, may affect the return such customers realize with respect to their investments.

  The purpose of the foregoing table is to assist investors in understanding the various fees and expenses of a Portfolio that an investor will bear di-rectly or indirectly. The information on fees and expenses included in the ta-ble and the hypothetical example above are based on each Portfolio's estimated fees and expenses and should not be considered as representative of past or future expenses. Actual fees and expenses may be greater or less than those indicated. Moreover, while the example assumes a 5% annual return, a Portfo-lio's actual performance will vary and may result in an actual return or less than 5%. See "Management--Investment Adviser."

                             FINANCIAL HIGHLIGHTS

  The following data with respect to a unit (of the class specified) of the Prime Obligations and Tax-Exempt Diversified Portfolios outstanding during the periods indicated have been audited by Arthur Andersen LLP, independent auditors, as indicated in their report incorporated by reference and attached to the Statement of Additional Information from the annual report to unitholders for the fiscal year ended December 31, 1996 (the "Annual Report"), and should be read in conjunction with the financial statements and related notes incorporated by reference and attached to the Statement of Additional Information. During the periods shown, the Trust did not offer Class C Units of any Portfolio. Accordingly, there are no financial highlights for this Class.

Goldman Sachs Trust--Institutional Liquid Assets
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Selected Data for a Unit Outstanding Throughout Each Period
Prime Obligations Portfolio

-------------------------------------------------------------------------------

                             INCOME FROM INVESTMENT OPERATIONS
                            -----------------------------------
                                           NET                                                                   RATIO OF NET
                  NET ASSET              REALIZED      TOTAL                   NET ASSET            RATIO OF NET  INVESTMENT
                  VALUE AT     NET       GAIN ON    INCOME FROM                VALUE AT             EXPENSES TO   INCOME TO
                  BEGINNING INVESTMENT  INVESTMENT  INVESTMENT  DISTRIBUTIONS     END      TOTAL    AVERAGE NET  AVERAGE NET
                  OF PERIOD   INCOME   TRANSACTIONS OPERATIONS  TO UNITHOLDERS OF PERIOD RETURN (A)    ASSETS       ASSETS
              -----------------------------------------------------------------------------------------------------------
FOR THE YEARS
ENDED DECEMBER
31,
1996-ILA units..    $1.00    $0.0511         --       $0.0511      $(0.0511)     $1.00      5.22%       0.41%        5.11%
1996-ILA Admin-
istration units.     1.00     0.0497         --        0.0497       (0.0497)      1.00      5.06        0.56         4.97
1996-ILA Service
units...........     1.00     0.0474         --        0.0474       (0.0474)      1.00      4.80        0.81         4.74
1996-ILA B
units (b).......     1.00     0.0262         --        0.0262       (0.0262)      1.00      3.97(d)     1.41(d)      4.09(d)
1995-ILA units..     1.00     0.0566         --        0.0566       (0.0566)      1.00      5.79        0.41         5.66
1995-ILA Admin-
istration units.     1.00     0.0551         --        0.0551       (0.0551)      1.00      5.63        0.56         5.51
1995-ILA Service
units...........     1.00     0.0522         --        0.0522       (0.0522)      1.00      5.37        0.81         5.22
1994-ILA units..     1.00     0.0394         --        0.0394       (0.0394)      1.00      4.07        0.40         3.94
1994-ILA Admin-
istration units.     1.00     0.0379         --        0.0379       (0.0379)      1.00      3.91        0.55         3.79
1994-ILA Service
units...........     1.00     0.0365         --        0.0365       (0.0365)      1.00      3.66        0.80         3.65
1993-ILA units..     1.00     0.0291      0.0002       0.0293       (0.0293)      1.00      2.97        0.40         2.91
1993-ILA Admin-
istration units.     1.00     0.0275      0.0003       0.0278       (0.0278)      1.00      2.82        0.55         2.75
1993-ILA Service
units...........     1.00     0.0250      0.0001       0.0251       (0.0252)      1.00      2.56        0.80         2.50
1992-ILA units..     1.00     0.0364      0.0010       0.0374       (0.0374)      1.00      3.75        0.40         3.64
1992-ILA Admin-
istration units.     1.00     0.0339      0.0010       0.0349       (0.0349)      1.00      3.60        0.55         3.39
1992-ILA Service
units...........     1.00     0.0311      0.0010       0.0321       (0.0320)      1.00      3.34        0.80         3.11
1991-ILA units..     1.00     0.0591      0.0003       0.0594       (0.0594)      1.00      6.10        0.40         5.91
1991-ILA Admin-
istration units.     1.00     0.0568      0.0003       0.0571       (0.0571)      1.00      5.94        0.55         5.68
1991-ILA Service
units...........     1.00     0.0558      0.0003       0.0561       (0.0561)      1.00      5.68        0.80         5.58
1990-ILA units..     1.00     0.0793         --        0.0793       (0.0793)      1.00      8.21        0.38         7.93
1990-ILA Admin-
istration
units (c).......     1.00     0.0438         --        0.0438       (0.0438)      1.00      7.81(d)     0.55(d)      7.62(d)
1990-ILA Service
units (c).......     1.00     0.0425         --        0.0425       (0.0425)      1.00      7.56(d)     0.80(d)      7.25(d)
1989-ILA units..     1.00     0.0890         --        0.0890       (0.0890)      1.00      9.27        0.40         8.90
1988-ILA units..     1.00     0.0714         --        0.0714       (0.0714)      1.00      7.48        0.40         7.14
1987-ILA units..     1.00     0.0634         --        0.0634       (0.0634)      1.00      6.50        0.40         6.34
                                RATIOS ASSUMING NO
                               WAIVER OF FEES AND NO
                                EXPENSE LIMITATIONS
                             -------------------------
                     NET                  RATIO OF NET
                  ASSETS AT  RATIO OF NET  INVESTMENT
                    END OF   EXPENSES TO   INCOME TO
                    PERIOD   AVERAGE NET  AVERAGE NET
                  (IN 000'S)    ASSETS       ASSETS
              -----------------------------------------------------------------------------------------------------------
FOR THE YEARS
ENDED DECEMBER
31,
1996-ILA units..  $1,154,787     0.43%        5.09%
1996-ILA Admin-
istration units.      23,738     0.58         4.95
1996-ILA Service
units...........      84,707     0.83         4.72
1996-ILA B
units (b).......         346     1.43(d)      4.07(d)
1995-ILA units..   1,261,251     0.43         5.64
1995-ILA Admin-
istration units.      63,018     0.58         5.49
1995-ILA Service
units...........     227,233     0.83         5.20
1994-ILA units..   1,963,846     0.42         3.92
1994-ILA Admin-
istration units.     149,234     0.57         3.77
1994-ILA Service
units...........     170,453     0.82         3.63
1993-ILA units..   2,332,771     0.42         2.89
1993-ILA Admin-
istration units.     189,431     0.57         2.73
1993-ILA Service
units...........     137,804     0.82         2.48
1992-ILA units..   3,444,591     0.42         3.62
1992-ILA Admin-
istration units.     257,321     0.57         3.37
1992-ILA Service
units...........      22,044     0.82         3.09
1991-ILA units..   3,531,736     0.42         5.89
1991-ILA Admin-
istration units.     198,417     0.57         5.66
1991-ILA Service
units...........      18,789     0.82         5.56
1990-ILA units..   2,833,541     0.38         7.93
1990-ILA Admin-
istration
units (c).......     209,272     0.55(d)      7.62(d)
1990-ILA Service
units (c).......      19,039     0.80(d)      7.25(d)
1989-ILA units..   3,761,964     0.40         8.90
1988-ILA units..   3,799,628     0.40         7.14
1987-ILA units..   5,814,280     0.40         6.34

----
(a)Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
(b)ILA Class B unit activity commenced during May of 1996.
(c)ILA Administration and Service unit activity commenced during June of 1990.
(d)Annualized.

Goldman Sachs Trust--Institutional Liquid Assets
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (continued)
Selected Data for a Unit Outstanding Throughout Each Period
Tax-Exempt Diversified Portfolio

-------------------------------------------------------------------------------

                              INCOME FROM INVESTMENT OPERATIONS
                            -------------------------------------
                                            NET                                                                     RATIO OF NET
                  NET ASSET               REALIZED       TOTAL                   NET ASSET             RATIO OF NET  INVESTMENT
                  VALUE AT     NET     GAIN (LOSS) ON INCOME FROM                VALUE AT              EXPENSES TO   INCOME TO
                  BEGINNING INVESTMENT   INVESTMENT   INVESTMENT  DISTRIBUTIONS     END       TOTAL    AVERAGE NET  AVERAGE NET
                  OF PERIOD   INCOME    TRANSACTIONS  OPERATIONS  TO UNITHOLDERS OF PERIOD RETURN  (A)    ASSETS       ASSETS
              ------------------------------------------------------------------------------------------------------------
FOR THE YEARS
ENDED DECEMBER
31,
1996-ILA units..    $1.00    $0.0320      $   --        $0.0320      $(0.0320)     $1.00      3.25%        0.31%        3.20%
1996-ILA Admin-
istration units.     1.00     0.0306          --         0.0306       (0.0306)      1.00      3.09         0.46         3.06
1996-ILA Service
units...........     1.00     0.0279          --         0.0279       (0.0279)      1.00      2.84         0.71         2.79
1995-ILA units..     1.00     0.0365          --         0.0365       (0.0365)      1.00      3.72         0.31         3.65
1995-ILA Admin-
istration units.     1.00     0.0351          --         0.0351       (0.0352)      1.00      3.57         0.46         3.51
1995-ILA Service
units...........     1.00     0.0324          --         0.0324       (0.0325)      1.00      3.31         0.71         3.24
1994-ILA units..     1.00     0.0264          --         0.0264       (0.0264)      1.00      2.71         0.30         2.64
1994-ILA Admin-
istration units.     1.00     0.0250          --         0.0250       (0.0250)      1.00      2.55         0.45         2.50
1994-ILA Service
units...........     1.00     0.0220          --         0.0220       (0.0220)      1.00      2.30         0.70         2.20
1993-ILA units..     1.00     0.0222          --         0.0222       (0.0222)      1.00      2.25         0.30         2.22
1993-ILA Admin-
istration units.     1.00     0.0207          --         0.0207       (0.0207)      1.00      2.09         0.45         2.08
1993-ILA Service
units...........     1.00     0.0183          --         0.0183       (0.0183)      1.00      1.84         0.70         1.83
1992-ILA units..     1.00     0.0277          --         0.0277       (0.0277)      1.00      2.82         0.30         2.77
1992-ILA Admin-
istration units.     1.00     0.0266          --         0.0266       (0.0266)      1.00      2.67         0.45         2.66
1992-ILA Service
units...........     1.00     0.0243          --         0.0243       (0.0243)      1.00      2.41         0.70         2.43
1991-ILA units..     1.00     0.0424          --         0.0424       (0.0424)      1.00      4.33         0.32         4.24
1991-ILA Admin-
istration units.     1.00     0.0406          --         0.0406       (0.0406)      1.00      4.17         0.47         4.06
1991-ILA Service
units...........     1.00     0.0386          --         0.0386       (0.0386)      1.00      3.91         0.72         3.86
1990-ILA units..     1.00     0.0550      (0.0001)       0.0549       (0.0549)      1.00      5.64         0.40         5.50
1990-ILA Admin-
istration
units (c).......     1.00     0.0301          --         0.0301       (0.0300)      1.00      5.43(b)      0.55(b)      5.40(b)
1990-ILA Service
units (c).......     1.00     0.0259          --         0.0259       (0.0259)      1.00      5.17(b)      0.80(b)      5.16(b)
1989-ILA units..     1.00     0.0591      (0.0001)       0.0590       (0.0590)      1.00      6.07         0.40         5.91
1988-ILA units..     1.00     0.0487       0.0003        0.0490       (0.0490)      1.00      5.03         0.40         4.87
1987-ILA units..     1.00     0.0413      (0.0003)       0.0410       (0.0410)      1.00      4.23         0.40         4.13
                                RATIOS ASSUMING NO
                               WAIVER OF FEES AND NO
                                EXPENSE LIMITATIONS
                             -------------------------
                     NET                  RATIO OF NET
                  ASSETS AT  RATIO OF NET  INVESTMENT
                    END OF   EXPENSES TO   INCOME TO
                    PERIOD   AVERAGE NET  AVERAGE NET
                  (IN 000'S)    ASSETS       ASSETS
              ------------------------------------------------------------------------------------------------------------
FOR THE YEARS
ENDED DECEMBER
31,
1996-ILA units..  $1,514,443     0.41%        3.10%
1996-ILA Admin-
istration units.      59,097     0.56         2.96
1996-ILA Service
units...........      28,921     0.81         2.69
1995-ILA units..   1,342,585     0.42         3.54
1995-ILA Admin-
istration units.      48,773     0.57         3.40
1995-ILA Service
units...........      49,647     0.82         3.13
1994-ILA units..   1,434,965     0.41         2.53
1994-ILA Admin-
istration units.      97,778     0.56         2.39
1994-ILA Service
units...........      36,492     0.81         2.09
1993-ILA units..   1,769,477     0.41         2.11
1993-ILA Admin-
istration units.      99,896     0.56         1.97
1993-ILA Service
units...........      45,172     0.81         1.72
1992-ILA units..   1,333,925     0.42         2.65
1992-ILA Admin-
istration units.      50,225     0.57         2.54
1992-ILA Service
units...........      29,534     0.82         2.31
1991-ILA units..   1,044,986     0.42         4.14
1991-ILA Admin-
istration units.      37,567     0.57         3.96
1991-ILA Service
units...........      52,399     0.82         3.76
1990-ILA units..     603,895     0.40         5.50
1990-ILA Admin-
istration
units (c).......      42,498     0.55(b)      5.40(b)
1990-ILA Service
units (c).......      56,810     0.80(b)      5.16(b)
1989-ILA units..     688,556     0.40         5.91
1988-ILA units..     907,782     0.40         4.87
1987-ILA units..     965,714     0.40         4.13

----
(a)Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
(b)Annualized.
(c)ILA Administration and Service unit activity commenced during June and July of 1990, respectively.

                       AN INTRODUCTION TO THE PORTFOLIOS

  THE TRUST: The Trust is an open-end, management investment company regis-tered under the Investment Company Act of 1940, as amended (the "Investment Company Act"). Each Portfolio is a separate pool of assets which pursues its investment objective through separate investment policies, as described below.

  THE ADVISER: Goldman Sachs Asset Management, a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as the Portfolios' invest-ment adviser (the "Adviser" or "GSAM").

  THE DISTRIBUTOR: Goldman Sachs, which serves as the Portfolios' distributor and transfer agent, is one of the largest international investment banking and brokerage firms in the United States.

  THE PORTFOLIOS: Each Portfolio's securities are valued by the amortized cost method as permitted by a rule ("Rule 2a-7") of the Securities and Exchange Commission ("SEC"). Under such rule, each Portfolio may invest only in securi-ties that are determined to present minimal credit risk and meet certain other criteria.

    INVESTMENT OBJECTIVES AND POLICIES FOR PRIME OBLIGATIONS PORTFOLIO: To seek to maximize current income to the extent consistent with the preserva-tion of capital and the maintenance of liquidity by investing exclusively in high quality money market instruments.

    INVESTMENT OBJECTIVES AND POLICIES FOR TAX-EXEMPT DIVERSIFIED
  PORTFOLIO: To seek to the extent consistent with the preservation of capi-tal and prescribed portfolio standards, a high level of income exempt from federal income tax by investing primarily in Municipal Instruments, as de-fined herein.

  NET ASSET VALUE: Each Portfolio seeks to maintain a stable net asset value of $1.00 per unit.

  MAXIMUM REMAINING MATURITY OF PORTFOLIO INVESTMENTS: Thirteen months at the time of purchase.

  DOLLAR-WEIGHTED AVERAGE PORTFOLIO MATURITY ("WAM"): Not more than ninety days as required by Rule 2a-7.

  FIRST TIER SECURITIES: Each Portfolio may purchase securities which are rated (or that have been issued by an issuer that is rated with respect to a class of short-term debt obligations, or any security within that class, com-parable in priority and quality with such securities) in the highest short-term rating category by at least two NRSROs (as defined below), or if only one NRSRO has assigned a rating, by that NRSRO. U.S. Government Securities as de-fined herein are considered First Tier Securities.

  SECOND TIER SECURITIES: The Tax-Exempt Diversified Portfolio may purchase securities which are not First Tier Securities but which are rated in the top two short-term rating categories by at least two NRSROs, or if only one NRSRO has assigned a rating, by that NRSRO. The Prime Obligations Portfolio will not invest in a security which is a Second Tier Security at the time of purchase.

  UNRATED SECURITIES: To the extent permitted by Rule 2a-7, unrated securities may be purchased if they are deemed to be of comparable quality to First Tier Securities, or, to the extent that a Portfolio may purchase Second Tier Secu-rities, comparable in quality to Second Tier Securities.

  NRSROS: Nationally Recognized Statistical Rating Organizations include Stan-dard & Poor's Ratings Group ("S&P"), Moody's Investors Service, Inc. ("Moody's"), Fitch Investors Services, Inc., Duff and Phelps, Inc., IBCA Lim-ited and its affiliate IBCA Inc., and Thomson BankWatch, Inc. For a descrip-tion of each NRSRO's rating categories, see Appendix A to the Statement of Ad-ditional Information.

                          INVESTMENT POLICIES MATRIX

                                PRIME OBLIGATIONS PORTFOLIO  TAX-EXEMPT DIVERSIFIED PORTFOLIO
---------------------------------------------------------------------------------------------
  US Treasury Obligations           [_]
---------------------------------------------------------------------------------------------
  US Government Securities          [_]
---------------------------------------------------------------------------------------------
  Bank Obligations
                                    [_]
                                  US Banks Only
---------------------------------------------------------------------------------------------
  Commercial Paper                  [_]                       [_]
                                                             Tax-exempt only
---------------------------------------------------------------------------------------------
  Short-Term Obligations of
   Corporations and Other           [_]
   Entities                       US entities Only
---------------------------------------------------------------------------------------------
  Repurchase Agreements             [_]
---------------------------------------------------------------------------------------------
  Asset-Backed & Receivables-       [_]
   Backed Securities+
---------------------------------------------------------------------------------------------
  Taxable Municipals                [_]
---------------------------------------------------------------------------------------------
  Tax-Exempt Municipals                                       [_]
                                                            At least 80% of net assets in
                                                            Municipal Instruments (except in
                                                            extraordinary circumstances)
---------------------------------------------------------------------------------------------
  Credit Quality****              First Tier                First or Second Tier
---------------------------------------------------------------------------------------------
  Investment Companies              [_]                        [_]
                                  Up to 10% of total        Up to 10% of total assets in
                                  assets in other           other investment companies
                                  investment companies
---------------------------------------------------------------------------------------------
  Unrated Securities                [_]                       [_]
---------------------------------------------------------------------------------------------
  Summary of Taxation for         Taxable federal and       Tax-exempt federal and taxable
   Distributors*                  state**                   state***
---------------------------------------------------------------------------------------------
  Miscellaneous                                             May (but does not currently
                                                            intend to) invest up to 20% in
                                                            AMT securities and may
                                                            temporarily invest in the taxable
                                                            money market instruments
                                                            described herein

Note: See "Description of Securities and Investment Techniques" for a descrip-tion of, and certain criteria applicable to, each of these categories of investments.
   + To the extent required by Rule 2a-7, asset-backed and receivables-backed securities will be rated by the requisite number of NRSROs.
   * See "Taxes" below for an explanation of the tax consequences summarized in the table above.
  ** Taxable in many states except for distributions from U.S. Treasury obli-gation interest income and certain U.S. Government securities interest income.
 *** Taxable except for distributions from interest on obligations of an in-
     vestor's state of residence in certain states.
****To the extent permitted by Rule 2a-7, a Portfolio holding a security fully supported by a guarantee may substitute the credit quality of the guarantee in determining the credit quality of the security.

              DESCRIPTION OF SECURITIES AND INVESTMENT TECHNIQUES

U.S. TREASURY OBLIGATIONS

  "U.S. Treasury Obligations" are securities issued or guaranteed by the U.S. Treasury, payments of principal and interest on which are backed by the full faith and credit of the U.S. Government.

U.S. GOVERNMENT SECURITIES

  "U.S. Government Securities" are obligations issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities. Unlike U.S. Treasury Obligations, securities issued or guaranteed by U.S. Government agen-cies, authorities or instrumentalities are supported either by (a) the full faith and credit of the U.S. Government (such as securities of the Government National Mortgage Association), (b) the right of the issuer to borrow from the Treasury (such as securities of the Student Loan Marketing Association), (c) the discretionary authority of the U.S. Government to purchase the agency's obligations (such as securities of the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation), or (d) only the credit of the issuer. No assurance can be given that the U.S. Government will provide finan-cial support to U.S. Government agencies, authorities or instrumentalities in the future. U.S. Government Securities may include zero coupon bonds. Such bonds may be purchased when yields are attractive.

  Securities guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities are deemed to include (a) secu-rities for which the payment of principal and interest is backed by an irrevo-cable letter of credit issued by the U.S. Government, its agencies, authori-ties or instrumentalities and (b) participations in loans made to foreign gov-ernments or their agencies that are so guaranteed. The secondary market for certain of these participations is limited. Such participations may therefore be regarded as illiquid.

  Each Portfolio may also invest in separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury if such components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS").

CUSTODIAL RECEIPTS

  Each Portfolio may also acquire securities issued or guaranteed as to prin-cipal and interest by the U.S. Government, its agencies, authorities or in-strumentalities in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. Government, its agencies, authorities or instrumentalities. For certain securities law purposes, custodial receipts are not considered ob-ligations of the U.S. Government.

U.S. BANK OBLIGATIONS

  The Prime Obligations Portfolio may invest in "U.S. Bank Obligations" lim-ited to securities issued or guaranteed by U.S. banks (including certificates of deposit, commercial paper, unsecured bank promissory notes and bankers' ac-ceptances) which have more than $1 billion in total assets at the time of pur-chase. Such obligations may also include debt obligations issued by U.S. sub-sidiaries of such banks.

COMMERCIAL PAPER AND OTHER SHORT-TERM CORPORATE OBLIGATIONS

  The Prime Obligations Portfolio may invest in "Commercial Paper" (including variable amount master demand notes and asset-backed commercial paper) which is payable in U.S. dollars and is issued or guaranteed by U.S. corporations, U.S. commercial banks, or other entities. In addition, the Portfolio may invest in other short-term obligations (including short-term funding agreements) payable in U.S. dollars and issued or guaranteed by U.S. corporations or other entities.

ASSET-BACKED AND RECEIVABLES-BACKED SECURITIES

  The Prime Obligations Portfolio may invest in "Asset-Backed and Receivables-Backed Securities" which represent participations in, or are secured by and payable from, pools of assets such as motor vehicle installment sale con-tracts, installment loan contracts, leases of various types of real and per-sonal property, receivables from revolving credit (credit card) agreements and other categories of receivables. Such asset pools are securitized through the use of privately-formed trusts or special purpose-corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insur-ance policy issued by a financial institution, or other credit enhancements may be present. To the extent consistent with its investment objective and policies, the Prime Obligations Portfolio may invest in new types of mortgage-related securities and in other asset-backed securities that may be developed in the future to the extent consistent with its investment objective and poli-cies.

MUNICIPAL OBLIGATIONS

  MUNICIPAL INSTRUMENTS: Obligations issued by or on behalf of states, terri-tories and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities, and the District of Columbia, the interest from which is, in the opinion of bond counsel, if any, excluded from gross income for federal income tax purposes.

  Such Municipal Instruments may include:

    (A) fixed rate notes and similar debt instruments rated in the highest short-term rating category or in one of the two highest long-term rating categories;

    (B) variable and floating rate demand instruments rated in the highest short-term or one of the two highest long-term rating categories;

    (C) tax-exempt commercial paper rated in the highest rating category;

    (D) municipal bonds rated in one of the two highest rating categories;
  and

    (E) unrated notes, paper, bonds or other instruments determined to be of comparable quality by the Adviser pursuant to criteria approved by the Trustees.

  As a matter of fundamental policy, at least 80% of the Tax-Exempt Diversi-fied Portfolio's net assets will ordinarily be invested in Municipal Instru-ments, except in extraordinary circumstances. The Portfolio may temporarily invest in taxable money market instruments when the Adviser believes that the market conditions dictate a defensive posture. Investments in taxable money market instruments will be limited to those meeting the quality standards of the Tax-Exempt Diversified Portfolio.

  The Prime Obligations Portfolio may invest in short-term obligations issued or guaranteed by state and municipal governments when yields on such securi-ties are attractive compared to other taxable investments.

  MUNICIPAL NOTES AND BONDS. Municipal notes include tax anticipation notes ("TANs"), revenue anticipation notes ("RANs"), bond anticipation notes ("BANs"), tax and revenue anticipation notes ("TRANs") and construction loan notes. Municipal bonds include general obligation bonds and revenue bonds. General obligation bonds are backed by the taxing power of the issuing munici-pality and are considered the safest type of bonds. Revenue bonds are backed by the revenues of a project or facility such as the tolls from a toll bridge. Revenue bonds also include lease rental revenue bonds which are issued by a state or local authority for capital projects and are secured by annual lease payments from the state or locality sufficient to cover debt service on the authority's obligations. Industrial development bonds (generally referred to under current tax law as "private activity bonds") are a specific type of rev-enue bond backed by the credit and security of a private user and therefore have more potential risk. Municipal bonds may be issued in a variety of forms, including commercial paper, tender option bonds and variable and floating rate securities.

  TENDER OPTION BONDS. A tender option bond is a Municipal Instrument (gener-ally held pursuant to a custodial arrangement) having a relatively long matu-rity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax-exempt rates. The bond is typically issued in conjunction with the agreement of a third party, such as a bank, broker-dealer or other finan-cial institution, pursuant to which such institution grants the security holder the option, at periodic intervals, to tender its securities to the in-stitution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the dif-ference between the bond's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the pre-vailing short-term, tax-exempt rate. However, an institution will not be obli-gated to accept tendered bonds in the event of certain defaults or a signifi-cant downgrading in the credit rating assigned to the issuer of the bond. The tender option will be taken into account in determining the maturity of the tender option bonds and a Portfolio's average portfolio maturity. There is a risk that the Tax-Exempt Diversified Portfolio will not be considered the owner of a tender option bond for federal income tax purposes and thus will not be entitled to treat such interest as exempt from federal income tax.

  REVENUE ANTICIPATION WARRANTS. Revenue Anticipation Warrants ("RAWs") are issued in anticipation of the issuer's receipt of revenues and present the risk that such revenues will be insufficient to satisfy the issuer's payment obligations. The entire amount of principal and interest on RAWs is due at ma-turity. RAWs, including those with a maturity of more than 397 days, may also be repackaged as instruments which include a demand feature that permits the holder to sell the RAWs to a bank or other financial institution at a purchase price equal to par plus accrued interest on each interest rate reset date.

  FLOATING AND VARIABLE RATE OBLIGATIONS. The value of floating and variable rate obligations generally is more stable than that of fixed rate obligations in response to changes in interest rate levels. Variable and floating rate ob-ligations usually have demand features that permit the Portfolios to sell them at par value plus accrued interest upon short notice. The issuers or financial intermediaries providing demand features may support their ability to purchase the obligations by obtaining credit with liquidity supports. These may include lines of credit, which are conditional commitments to lend, and letters of credit, which will ordinarily be irrevocable, both of which may be issued by domestic banks or foreign banks which have a branch, agency or subsidiary in the United States. When considering whether an obligation meets a Portfolio's quality standards, the Portfolio will, to the extent permitted by Rule 2a-7, look to the creditworthiness of the party providing unconditional demand fea-tures or other unconditional obligations to support the credit of the issuer of the security. A Portfolio may consider the maturity of a variable or float-ing rate Municipal Instrument to be shorter than its ultimate stated maturity if the Portfolio has the right to demand prepayment of its principal at specified intervals prior to the security's ultimate stated maturity, sub-ject to the conditions for using amortized cost valuation under the Investment Company Act. A Portfolio may purchase such variable or floating rate obliga-tions from the issuers or may purchase certificates of participation, a type of floating or variable rate obligation, which are interests in a pool of debt obligations held by a bank or other financial institution.

  INDUSTRIAL DEVELOPMENT BONDS. The Portfolios may invest in industrial devel-opment bonds (generally referred to under current tax law as "private activity bonds"), the interest from which would be an item of tax preference when dis-tributed by the Tax-Exempt Diversified Portfolio as "exempt interest divi-dends" to unitholders under the federal alternative minimum tax. See "Taxes" and "Distributions." The Tax-Exempt Diversified Portfolio may, but does not currently intend to, invest up to 20% of its net assets in private activity bonds. If such policy should change in the future, unitholders would be noti-fied and such investments would not exceed 20% of the Portfolio's net assets.

  OTHER POLICIES. Ordinarily, the Tax-Exempt Diversified Portfolio expects that 100% of its portfolio securities will be Municipal Instruments. However, the Portfolio may hold cash or invest in short-term taxable securities as set forth above. The Portfolio may invest 25% or more of the value of its total assets in Municipal Instruments which are related in such a way that an eco-nomic, business or political development or change affecting one Municipal In-strument would also affect the other Municipal Instruments. For example, the Portfolio may invest all of its assets in (a) Municipal Instruments the inter-est on which is paid solely from revenues from similar projects such as hospi-tals, electric utility systems, multi-family housing, nursing homes, commer-cial facilities (including hotels), steel companies or life care facilities,
(b) Municipal Instruments whose issuers are in the same state, or (c) indus-trial development obligations. Concentration of the Portfolio's investments in these Municipal Instruments will subject the Portfolio, to a greater extent than if such investment was more limited, to the risks of adverse economic, business or political developments affecting any such state, industry or other area of concentration.

  Each Portfolio may purchase Municipal Instruments which are backed by let-ters of credit, which will ordinarily be irrevocable, issued by domestic banks or foreign banks (excluding the Prime Obligations Portfolio) which have a branch, agency or subsidiary in the United States. In addition, the Portfolios may acquire securities in the form of custodial receipts which evidence owner-ship of future interest payments, principal payments or both on obligations of certain state and local governments and authorities.

  In order to enhance the liquidity, stability, or quality of a Municipal In-strument, each Portfolio may acquire the right to sell the security to another party at a guaranteed price and date.

REPURCHASE AGREEMENTS

  Each Portfolio may only enter into repurchase agreements with primary deal-ers in U.S. Government Securities. A repurchase agreement is an agreement un-der which a Portfolio purchases securities and the seller agrees to repurchase the securities within a particular time at a specified price. Such price will exceed the original purchase price, the difference being income to the Portfo-lio, and will be unrelated to the interest rate on the purchased security. A Portfolio's custodian or sub-custodian will maintain custody of the purchased securities for the duration of the agreement. The value of the purchased secu-rities, including accrued interest, will at all times equal or exceed the value of the repurchase agreement. In the event of bankruptcy of the seller or failure of the seller to repurchase the securities as agreed, a Portfolio could suffer losses, including loss of interest on or principal of the secu-rity and costs associated with delay and enforcement of the repurchase agree-ment. In evaluating whether to enter into a repurchase agreement, the Adviser will carefully consider the creditworthiness of the seller pursuant to procedures reviewed and approved by the Trustees. Distributions of the income from repur-chase agreements entered into by a Portfolio will be taxable to its unitholders. In addition, each Portfolio, together with other registered in-vestment companies having advisory agreements with the Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repur-chase agreements.

FORWARD COMMITMENTS AND WHEN-ISSUED SECURITIES

  The Portfolios may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond custom-ary settlement time. A Portfolio is required to hold and maintain in a segre-gated account with the Portfolio's custodian or subcustodian until three days prior to settlement date, cash or liquid assets in an amount sufficient to meet the purchase price. Alternatively, a Portfolio may enter into offsetting contracts for the forward sale of other securities that it owns. Securities purchased or sold on a when-issued or forward commitment basis involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date. Although a Portfolio would generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, the Portfolio may dispose of a when-issued secu-rity or forward commitment prior to settlement if the Adviser deems it appro-priate to do so.

OTHER INVESTMENT COMPANIES

  The Adviser will determine, under guidelines established by the Trustees, whether securities issued by other money market investment companies present minimal credit risks. The amount of a Portfolio's investments in securities of other investment companies will be subject to the limitations on such invest-ments prescribed by the Investment Company Act. These limits include a prohi-bition on any Portfolio acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of a Portfolio's total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. Each Portfolio will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. Such other invest-ment companies will have investment objectives, policies and restrictions sub-stantially similar to those of the acquiring Portfolio and will be subject to substantially the same risks.

                            INVESTMENT LIMITATIONS

  RULE 2A-7. Each Portfolio will comply with the conditions for using amor-tized cost valuation set forth in Rule 2a-7 under the Investment Company Act including, but not limited to, those conditions relating to maturity, diversi-fication and credit quality. These operating policies may be more restrictive than the fundamental policies set forth in the Statement of Additional Infor-mation.

  INVESTMENT RESTRICTIONS. Each Portfolio is subject to certain investment re-strictions that are described in detail under "Investment Restrictions" in the Statement of Additional Information. Fundamental investment restrictions and the investment objective of a Portfolio cannot be changed without approval of a majority of the outstanding units of that Portfolio. All policies not spe-cifically designated as fundamental are non-fundamental and may be changed without unitholder approval.

  RESTRICTED AND OTHER ILLIQUID SECURITIES. Each Portfolio may purchase secu-rities that are not registered ("restricted securities") under the Securities Act of 1933 ("1933 Act"), but can be offered and sold to "qualified institu-tional buyers" under Rule 144A under the 1933 Act. However, a Portfolio will not invest more than 10% of its net assets in illiquid investments, which in-clude fixed time deposits maturing in more than seven days and restricted se-curities. Restricted securities (including commercial paper issued pursuant to Section 4(2) of the 1933 Act) which the Board of Trustees has determined are liquid, based upon a continuing review of the trading markets for the specific restricted security, will not be deemed to be illiquid investments for pur-poses of this restriction. The Board of Trustees may adopt guidelines and del-egate to the Adviser the daily function of determining and monitoring the li-quidity of restricted securities. The Board, however, will retain sufficient oversight and be ultimately responsible for the determinations. Since it is not possible to predict with assurance that the market for restricted securi-ties eligible for resale under Rule 144A will continue to be liquid, the Ad-viser will carefully monitor each Portfolio's investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in a Portfolio to the extent that quali-fied institutional buyers become for a time uninterested in purchasing these restricted securities.

  In addition, each Portfolio may not invest in repurchase agreements maturing in more than seven days and securities which are not readily marketable if, as a result thereof, more than 10% of the net assets of that Portfolio (taken at market value) would be invested in such investments. Certain repurchase agree-ments which mature in more than seven days can be liquidated before the nomi-nal fixed term on seven days or less notice. Such repurchase agreements will be regarded as liquid instruments.


                                  MANAGEMENT

THE ADVISER

  GSAM, One New York Plaza, New York, New York 10004, a separate operating di-vision of Goldman, Sachs & Co., acts as investment adviser to the Portfolios.
Goldman Sachs registered as an investment adviser in 1981. As of     , 1997,
Goldman Sachs, together with its affiliates, acted as investment adviser, ad-
ministrator or distributor for approximately $   billion in assets.

  As of     , 1997, Goldman Sachs and its consolidated subsidiaries had assets
of approximately $   billion and partners' capital of $   billion and ranked
as one of the largest international investment banking and brokerage firms in the United States. Founded in 1869, Goldman Sachs is a major investment bank-ing and brokerage firm providing a broad range of financing and investment services both in the United States and abroad.

  Pursuant to an SEC order, the Prime Obligations Portfolio may enter into principal transactions in certain taxable money market instruments, including repurchase agreements, with Goldman Sachs.

  Under the Investment Advisory Agreements, GSAM continually manages each Portfolio, including the purchase, retention and disposition of its securities and other assets. In addition, GSAM administers the Portfolios' business af-fairs and performs various unitholder servicing functions to the extent not provided by other organizations. GSAM may pay a Service Organization, as de-fined herein, other than Goldman Sachs, compensation equal on an annual basis up to .10% of the average daily net assets of the ILA Service Units attribut-able to or held of record by such Service Organization for providing certain unitholder services to its customers. The management of each Portfolio is sub-ject to the supervision of the Trustees and each Portfolio's investment poli-cies. For these services, the Trust, on behalf of each Portfolio, pays GSAM a monthly fee at an annual rate of each Portfolio's average daily net assets as follows:

                                                                    FISCAL YEAR
                                                                       ENDED
                                                        CONTRACTUAL DECEMBER 31,
                                                           RATE         1996
                                                        ----------- ------------
Prime Obligations Portfolio............................     .35%        .35%
Tax-Exempt Diversified Portfolio.......................     .35%        .25%

  The difference, if any, between the stated fees and the actual advisory fees paid by the Portfolios reflects the fact that GSAM did not charge the full amount of the advisory fees to which it would have been entitled.

  GSAM has agreed to reduce or otherwise limit the daily expenses of each Portfolio (excluding fees payable to Service Organizations, as defined herein, distribution and authorized dealer service fees, taxes, interest, brokerage and litigation, indemnification and other extraordinary expenses), on an annualized basis, to .43% of the average daily net assets of the Portfolio less the effect of fee reductions, if any. Such reductions or limits, if any, are calculated monthly on a cumulative basis. Any such reductions or limits may be discontinued or modified only with the express approval of the Trust-ees. In addition, GSAM has voluntarily agreed to reduce or limit the Prime Ob-ligations and Tax-Exempt Diversified Portfolios' annual total operating ex-penses (excluding fees payable to Service Organizations, as defined herein, and distribution and authorized dealer service fees), to .42% and .32%, re-spectively, of average daily net assets. GSAM has no current intention to, but may in the future, discontinue or modify either of the limitations at its dis-cretion.

THE DISTRIBUTOR AND TRANSFER AGENT

  Goldman Sachs, 4900 Sears Tower, Chicago, Illinois 60606, serves as the Dis-tributor of units of each Portfolio pursuant to a Distribution Agreement with the Trust. The Distributor will assist in the sale of units of each Portfolio upon the terms described herein. Units of each Portfolio may also be sold by certain investment dealers, including members of the NASD and certain other financial service firms that have sales agreements with Goldman Sachs ("Autho-rized Dealers"). Goldman Sachs, 4900 Sears Tower, Chicago, Illinois also serves as the Transfer Agent of each Portfolio. For the transfer agency serv-ices, Goldman Sachs receives .04% (on an annualized basis) of the average daily net assets with respect to the Tax-Exempt Diversified Portfolio. Goldman Sachs is entitled to receive a fee from the Prime Obligations Portfolio equal to each class' proportionate share of the total transfer agency fees borne by the Portfolio. Such fees are equal to the fixed per account charge of $12,000 per year plus $7.50 per account, together with out-of-pocket and transaction related expenses (including those out-of-pocket expenses payable to servicing and/or sub-transfer agents) applicable to ILA Class B and Class C shares plus
 .04% of the average daily net assets of the other classes of the Prime Obliga-tions Portfolio.

  From time to time, Goldman Sachs or any of its affiliates may purchase and hold units of the Portfolios in order to increase the assets of the Portfo-lios. Increasing the Portfolios' assets may enhance investment flexibility and diversification. Goldman Sachs reserves the right to redeem at any time some or all of the Portfolio units acquired for its own account. Goldman Sachs will consider the effect of redemptions on the Portfolios and other unitholders in deciding whether to redeem its units.

                              ADDITIONAL SERVICES

SERVICE PLAN (ILA SERVICE UNITS ONLY)

  Each Portfolio has adopted a Service Plan with respect to the ILA Service Units which authorizes it to compensate Service Organizations for providing account administration and personal and account maintenance services to their customers who are beneficial owners of such Units. Each Portfolio will enter into agreements with Service Organizations, including Goldman Sachs, which purchase ILA Service Units, on behalf of their customers ("Service Agree-ments"). On behalf of its clients who purchase ILA Service Units of a Portfo-lio, Goldman Sachs will provide services as set forth under the Service Agree-ment. The Service Agreements will provide for compensation to each Service Or-ganization in an amount up to .40% (on an annualized basis) of the average daily net assets of the ILA Service Units of that Portfolio attributable to or held in the name of the Service Organization for its customers; provided, how-ever, that the fee paid for personal and account maintenance services shall not exceed .25% of such average daily net assets. The services provided by a Service Organization may include acting, directly or through an agent, as the sole unitholder of record, maintaining account records for its customers, processing orders to purchase, redeem and exchange ILA Service Units for its customers, responding to inquiries from prospective and existing unitholders and assisting customers with investment procedures.

  For the fiscal year ended December 31, 1996, the Trust, on behalf of each Portfolio, paid Service Organizations fees at the annual rate of .40% of each Portfolio's average daily net assets attributable to ILA Service Units.

  Holders of ILA Service Units of a Portfolio will bear all expenses and fees paid to Service Organizations with respect to such Units as well as any other expenses which are directly attributable to such Units.

  Service Organizations may charge other fees to their customers who are the beneficial owners of ILA Service Units in connection with their customer ac-counts. These fees would be in addition to any amounts received by the Service Organization under a Service Agreement and may affect an investor's return with respect to an investment in a Portfolio.

  All inquiries of beneficial owners of ILA Service Units of the Portfolios should be directed to such owners' Service Organization.

DISTRIBUTION AND AUTHORIZED DEALER SERVICE PLANS (ILA CLASS B AND CLASS C UNITS ONLY)

  DISTRIBUTION PLAN-ILA CLASS B AND CLASS C UNITS. Prime Obligations Portfo-lio, with respect to each of its ILA Class B and Class C Units, has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act (each a "Distribution Plan"). Under the ILA Class B and Class C Distribution Plans, Goldman Sachs is entitled to a quarterly fee from the Portfolio for distribution services equal, on an annual basis, to 0.75% of the average daily net assets attributable to its ILA Class B and Class C Units, respectively.

  Goldman Sachs may use the distribution fee for its expenses of distributing the ILA Class B and Class C Units. The types of expenses for which Goldman Sachs may be compensated for distribution services under the ILA Class B and Class C Distribution Plans include compensation paid to and expenses incurred by authorized dealers, Goldman Sachs and their respective officers, employees and sales representatives, commissions paid to authorized dealers, allocable overhead, telephone and travel expenses, the printing of prospectuses for pro-spective unitholders, preparation and distribution of sales literature, adver-tising of any type and all other expenses incurred in connection with activi-ties primarily intended to result in the sale of ILA Class B and Class C Units.

If the fee received by Goldman Sachs pursuant to a Distribution Plan exceeds its expenses, Goldman Sachs may realize a profit from these arrangements. The Distribution Plans will be reviewed and are subject to approval annually by the Board of Trustees of the Trust. The aggregate compensation that may be re-ceived under each Distribution Plan for distribution services may not exceed the limitations imposed by the NASD's Conduct Rules.

  In connection with the sale of ILA Class C Units, Goldman Sachs pays sales commissions of 0.75% of the purchase price to Authorized Dealers from its own resources at the time of sale. Goldman Sachs plans to pay the 0.75% distribu-tion fee on a quarterly basis as an ongoing commission to Authorized Dealers on ILA Class C Units that have been outstanding for one year or more.

  AUTHORIZED DEALER SERVICE PLAN-ILA CLASS B AND CLASS C UNITS. Prime Obliga-tions Portfolio, with respect to each of its ILA Class B and Class C Units, has adopted a non-Rule 12b-1 Authorized Dealer Service Plan (each a "Service Plan") pursuant to which Goldman Sachs, Authorized Dealers or other persons are compensated for providing personal and account maintenance services. The Portfolio pays a fee under its ILA Class B and Class C Service Plans equal on an annual basis to 0.25% of its average daily net assets attributable to ILA Class B and Class C Units, respectively. The fee for personal and account maintenance services paid pursuant to a Service Plan may be used to make pay-ments to Goldman Sachs, authorized dealers and their officers, sales repre-sentatives and employees for responding to inquiries of, and furnishing assis-tance to, unitholders regarding ownership of their units or their accounts or similar services not otherwise provided on behalf of the Portfolios. The Serv-ice Plans will be reviewed and are subject to approval annually by the Board of Trustees.

  In connection with the sale of ILA Class C Units, Goldman Sachs pays the 0.25% service fee to Authorized Dealers in advance for the first year after the Units have been sold by the Authorized Dealer. After the Units have been held for one year, Goldman Sachs pays the service fee on a quarterly basis. In addition, as described above under "Distribution Plan--ILA Class B and Class C Units," Goldman Sachs pays sales commissions of 0.75% of the purchase price to Authorized Dealers from its own resources at the time of sale. Accordingly, the total up front commission paid by Goldman Sachs to the Authorized Dealer at the time of sale of ILA Class C Units is 1.0% of the purchase price.

ALTERNATIVE PURCHASE ARRANGEMENTS

  Each Portfolio continuously offers ILA Service Units and the Prime Obliga-tions Portfolio also offers ILA Class B and Class C Units through this pro-spectus, as described more fully below. ILA Class B and Class C Units of the Prime Obligations Portfolio will be typically issued only upon an exchange of Class B or Class C Shares, respectively, of any of the Goldman Sachs Funds (as defined herein) or to accounts which intend to systematically exchange ILA Class B or Class C Units for Class B or Class C Shares, respectively, of any of the Goldman Sachs Funds. If an investor does not specify in the instruc-tions to the Portfolios which class of Units an investor wishes to purchase, exchange or redeem, the Portfolios will assume that the instructions apply to ILA Service Units, since such units are not subject to any contingent deferred sales charge or distribution fees.

  ILA SERVICE UNITS. ILA Service Units of the Portfolios may be purchased through Goldman Sachs acting as a Service Organization or through Authorized Dealers. ILA Service Units are not subject to any initial or contingent de-ferred sales charge or any fee for distribution services. However, ILA Service Units are subject to a service fee at the annual rate of 0.40% of the Portfo-lios' average daily net assets attributable to ILA Service Units.

  ILA CLASS B UNITS. ILA Class B Units of the Prime Obligations Portfolio may be purchased through Goldman Sachs or through Authorized Dealers. ILA Class B Units are sold without an initial sales charge, but are subject to a contin-gent deferred sales charge ("CDSC"), as described below, if redeemed within six years of purchase. ILA Class B Units are also subject to distribution and authorized dealer service fees of up to 0.75% and 0.25%, respectively, of the Portfolio's average daily net assets attributable to ILA Class B Units. Your entire investment in ILA Class B Units is available to work for you from the time you make your initial investment, but the distribution fee paid by ILA Class B Units will cause your Units (until conversion to ILA Service Units) to have a higher expense ratio and to pay lower dividends than ILA Service Units. ILA Class B Units will automatically convert to ILA Service Units, based on their relative net asset values, eight years after purchase. No CDSC is im-posed upon exchanges between the Prime Obligations Portfolio and another Goldman Sachs Fund. However, units or shares acquired in an exchange will be subject to the CDSC to the same extent as if there had been no exchange. For purposes of determining whether the CDSC is applicable, the length of time an investor has owned units or shares acquired by exchange will be measured from the date the investor acquired the original units or shares and will not be affected by any subsequent exchange. There is a maximum purchase limitation of $250,000 on purchases of ILA Class B Units by each investor.

  ILA CLASS C UNITS. ILA Class C Units are sold without an initial sales charge, but are subject to a CDSC of 1% if redeemed within 12 months of pur-chase. ILA Class C Units are subject to distribution and authorized dealer service fees of 0.75% and 0.25%, respectively, of each Portfolio's average daily net assets attributable to ILA Class C Units. See "Distribution and Au-thorized Dealer Service Plans (ILA Class B and Class C Units only)." ILA Class C Units have no conversion feature, and accordingly, an investor that pur-chases ILA Class C Units will be subject to distribution fees that will be im-posed on ILA Class C Units for an indefinite period, subject to annual ap-proval by the Portfolio's Board of Trustees and certain regulatory limita-tions. Your entire investment in ILA Class C Units is available to work for you from the time you make your initial investment, but the distribution fee paid by ILA Class C Units will cause your ILA Class C Units to have a higher expense ratio and to pay lower dividends, to the extent dividends are paid, than ILA Service Units (or Class B Units after conversion to ILA Service Units).

OFFERING PRICE-ILA CLASS B UNITS

  Investors may purchase ILA Class B Units of the Prime Obligations Portfolio at the next determined net asset value without the imposition of an initial sales charge. However, ILA Class B Units redeemed within six years of purchase will be subject to a CDSC at the rates shown in the table that follows. At re-demption, the charge will be assessed on the amount equal to the lesser of the current market value or the original purchase cost of the units being re-deemed. No CDSC will be imposed on increases in account value above the ini-tial purchase price, including units derived from the reinvestment of divi-dends or capital gains distributions.

  The amount of the CDSC, if any, will vary depending on the number of years from the time of purchase until the time of redemption of ILA Class B Units. For the purpose of determining the number of years from the time of any pur-chase, all payments during a month will be aggregated and deemed to have been made on the first day of that month. In processing redemptions of ILA Class B Units, the Portfolio will first redeem units not subject to any CDSC, and then units held longest during the eight-year period. As a result, a redeeming unitholder will pay the lowest possible CDSC.

                                                                    CDSC AS A
                                                                  PERCENTAGE OF
                                                                  DOLLAR AMOUNT
YEAR SINCE PURCHASE                                              SUBJECT TO CDSC
-------------------                                              ---------------
First...........................................................      5.0%
Second..........................................................      4.0%
Third...........................................................      3.0%
Fourth..........................................................      3.0%
Fifth...........................................................      2.0%
Sixth...........................................................      1.0%
Seventh and thereafter..........................................      none

  Proceeds from the CDSC are payable to the Distributor and may be used in whole or part to defray the Distributor's expenses related to providing dis-tribution-related services in connection with the sale of ILA Class B Units, including the payment of compensation to Authorized Dealers. A commission equal to 4% of the amount invested is paid to Authorized Dealers.

  ILA Class B Units of the Prime Obligations Portfolio will automatically con-vert into ILA Service Units of the Prime Obligations Portfolio at the end of the calendar quarter that is eight years after the purchase date, except as noted below. ILA Class B Units of the Portfolio acquired by exchange from Class B Shares of another Goldman Sachs Fund will convert into ILA Service Units based on the date of the initial purchase. ILA Class B Units acquired through reinvestment of distributions will convert into ILA Service Units based on the date of the initial purchase of the units on which the distribu-tion was paid.

OFFERING PRICE--ILA CLASS C UNITS

  Investors may purchase ILA Class C Units of the Portfolios at the next de-termined net asset value without the imposition of an initial sales charge. However, if ILA Class C Units are redeemed within 12 months of purchase a CDSC of 1% will be deducted from the redemption proceeds. At redemption, the charge will be assessed on the amount equal to the lesser of the current market value or the original purchase cost of the units being redeemed. No CDSC will be im-posed on increases in account value above the initial purchase price, includ-ing units derived from the reinvestment of dividends or capital gains distri-butions.

  For the purpose of determining the number of months from the time of any purchase, all payments during a month will be aggregated and deemed to have been made on the first day of that month. In processing redemptions of ILA Class C Units, the Portfolios will first redeem units held for longer than 12 months, and then units held for the shortest period during the 12 month peri-od. As a result, a redeeming unitholder will pay the lowest possible CDSC. Proceeds from the CDSC are payable to the Distributor and may be used in whole or in part to defray the Distributor's expenses related to providing distribu-tion-related services to the Funds in connection with the sale of ILA Class C Units, including the payment of compensation to Authorized Dealers. A commis-sion equal to 1.00% of the amount invested is paid to Authorized Dealers.

WAIVER OR REDUCTION OF CONTINGENT DEFERRED SALES CHARGE

  The CDSC on ILA Class B and Class C units may be waived or reduced if the redemption relates to (a) retirement distributions or loans to participants or beneficiaries from pension and profit sharing plans, pension funds and other company sponsored benefit plans (each a "Plan"); (b) the death or disability (as defined in section 72 of the Code) of a participant or beneficiary in a Plan; (c) hardship withdrawals by a participant or beneficiary in a Plan; (d) satisfying the minimum distribution requirements of the Code; (e) the estab-lishment of "substantially equal periodic payments" as described in Section 72(t) of the Code; (f) the separation from service by a participant or benefi-ciary in a Plan; (g) the death or disability (as defined in section 72 of the Code) of a shareholder if the redemption is made within one year of such event; (h) excess contributions being returned to a Plan; (i) distributions from a qualified retirement plan invested in the Goldman Sachs Funds which are being reinvested into a Goldman Sachs IRA; and (j) redemption proceeds which are to be reinvested in accounts or non-registered products over which GSAM or its advisory affiliates have investment discretion.

GENERAL INFORMATION

  ILA Service Units, ILA Class B Units and ILA Class C Units may be purchased on any Business Day at the net asset value next determined after receipt by State Street Bank and Trust Company ("State Street"), as agent for Goldman Sachs, of both the purchase order and the purchase price in federal funds. Purchase orders may be made by contacting Goldman Sachs or, if units are held in a "street name" account, the applicable Authorized Dealer. Since the Port-folios and Goldman Sachs will have no record of the beneficial owner's trans-actions in a "street name" account, the beneficial owner should contact its Authorized Dealer to purchase, redeem or exchange units, to make changes in or give instructions concerning the account or to obtain information about the account. It is the responsibility of the Authorized Dealer to promptly forward orders and payment to the Portfolios.

  Goldman Sachs may from time to time, at its own expense, provide compensa-tion to certain Authorized Dealers and other persons for performing adminis-trative services to their customers. These services include maintaining ac-count records, processing orders to purchase, redeem and exchange units and responding to certain customer inquires. In addition, these services may also include responding to certain inquiries from and providing written materials to depository institutions about the Portfolios; furnishing advice about and assisting depository institutions in obtaining from state regulatory agencies any rulings, exemptions or other authorizations that may be required to con-duct a mutual fund sales program; acting as liaison between depository insti-tutions and national regulatory organizations; assisting with the preparation of sales material; and providing general assistance and advice in establishing and maintaining mutual fund sales programs on the premises of depository in-stitutions.

PURCHASES BY CHECK

  Initial purchases of ILA Service Units, ILA Class B Units and ILA Class C Units may be made by mailing a completed Account Application along with a Fed-eral Reserve draft or check (except that a third party check will not be ac-cepted) payable only to the appropriate Portfolio and drawn on a U.S. bank and for subsequent investments may be made by mailing a check with the investor's account number to Goldman Sachs Trust (Prime Obligations Portfolio--Indicate Class of Units) or (Tax-Exempt Diversified Portfolio--Service Units), c/o NFDS, P.O. Box 419711, Kansas City, MO 64141-6711. The order becomes effective as soon as the check or draft is converted to federal funds. It is expected that Federal Reserve drafts will ordinarily be converted to federal funds on the day of receipt and that checks will be converted to federal funds within two Business Days after receipt. Payment of redemption proceeds from ILA Serv-ice Units, ILA Class B Units and ILA Class C Units purchased by check may be delayed up to 15 days until the check has cleared, as described under "Redemp-tion of Units".

AUTOMATIC INVESTMENT PLAN

  Systematic cash investments in ILA Service Units, ILA Class B Units or ILA Class C Units may be made through a unitholder's bank via the Automated Clear-ing House Network or a unitholder's checking account via bank draft each month. Required forms are available from Goldman Sachs or any Authorized Deal-er. A minimum investment of $50 is required for Automatic Investment Plans.

PURCHASES

  ILA Service Units, ILA Class B Units and ILA Class C Units of the Prime Ob-ligations Portfolio are deemed to have been purchased when an order becomes effective and are entitled to dividends as follows:

-------------------------------------------------------------------------------

     IF AN ORDER IS RECEIVED BY
     STATE STREET                  DIVIDENDS BEGIN
     --------------------------   -----------------
     By: 3:00 p.m.--N.Y. time     Same Business Day
---------------------------------------------------
     After: 3:00 p.m.--N.Y. time  Next Business Day
---------------------------------------------------

  ILA Service Units of the Tax-Exempt Diversified Portfolio are deemed to have been purchased when an order becomes effective and are entitled to dividends as follows:

     IF AN ORDER IS RECEIVED BY
     STATE STREET                  DIVIDENDS BEGIN
     --------------------------   -----------------
     By: 1:00 p.m.--N.Y. time     Same Business Day
---------------------------------------------------
     After: 1:00 p.m.--N.Y. time  Next Business Day
---------------------------------------------------

  A Business Day means any day on which the New York Stock Exchange is open, except for days on which Chicago, Boston or New York banks are closed for lo-cal holidays.

  ILA Service Units of the Portfolios are purchased at the net asset value per unit without the imposition of a sales charge. ILA Class B and Class C Units acquired through an exchange will be purchased at the net asset value per unit and will only be subject to the CDSC on the shares originally held. For pur-poses of determining the amount of any applicable CDSC, the length of time a unitholder has owned ILA Class B or Class C Units will be measured from the date the unitholder acquired the original Class B shares and will not be af-fected by any subsequent exchange. Investors should consult their Goldman Sachs Fund Class B or Class C shares prospectus to determine the amount of their remaining CDSC.

  Goldman Sachs, as each Portfolio's transfer agent, will maintain a complete record of transactions and ILA Service Units, ILA Class B Units or ILA Class C Units held in each unitholder's account. The Trust and Goldman Sachs each re-serves the right to reject any purchase order for any reason.

MINIMUM INVESTMENT AND OTHER INFORMATION

  The Trust does not have any minimum purchase or account requirements with respect to ILA Service Units. However, Goldman Sachs has established a minimum initial investment requirement of $5,000. Shareholders of any Goldman Sachs Fund who wish to purchase ILA Service Units of the Portfolios or ILA Class B or Class C Units of the Prime Obligations Portfolio through an exchange of shares of such a Goldman Sachs Fund may be subject to different minimum in-vestment requirements. (See "Exchanges," on page 22 of the Prospectus.)

TAX-SHELTERED RETIREMENT PLANS

  The Prime Obligations Portfolio is offered for purchase by retirement plans, including Individual Retirement Account plans for individuals and their non-employed spouses, IRA plans for employees in connection with employer spon-sored SEP, SAR-SEP and SIMPLE IRA plans, and defined contribution plans such as 401(k) Salary Reduction Plans.

  Detailed information concerning these plans and copies of the plans may be obtained from the Transfer Agent. This information should be read carefully, and consultation with an attorney or tax adviser may be advisable. The infor-mation sets forth the service fee charged for retirement plans and describes the federal income tax consequences of establishing a plan.

  The minimum initial investment for all such retirement plans is $5,000, ex-cept for certain exchanges of shares of any Goldman Sachs Fund and except that the minimum for tax-sheltered retirement plans is $250. There is a minimum of $50 for all subsequent investments.

                            REPORTS TO UNITHOLDERS

  The Trust will issue an annual report containing audited financial state-ments and a semiannual report to record holders of ILA Service Units of each Portfolio, including Service Organizations who hold such Units for the benefit of their customers and to unitholders of ILA Class B and Class C Units of the Prime Obligations Portfolio. Upon request, a printed confirmation for each transaction will be provided by Goldman Sachs. Any dividends and distributions paid by the Portfolio are also reflected in regular statements issued by Goldman Sachs, in its capacity as transfer agent and income disbursing agent, to unitholders of record. The Service Organizations, including Goldman Sachs, will be responsible for providing similar services to their own customers who are the beneficial owners of such Units.

                            DISTRIBUTIONS AND TAXES

DISTRIBUTIONS

  All or substantially all of each Portfolio's net investment income will be declared daily (as of 4:00 p.m. New York time) as a dividend and distributed monthly. Distributions will be made in additional ILA Service Units, ILA Class B Units or ILA Class C Units of the same Portfolio or, at the election of a Service Organization (with respect to ILA Service Units) or ILA Class B or ILA Class C Unitholder, in cash. Such reinvestments will not be subject to any CDSC. The election to reinvest dividends and distributions or receive them in cash may be changed by a Service Organization or ILA Class B or ILA Class C Unitholder at any time upon written notice to Goldman Sachs, in its capacity as transfer agent and income disbursing agent. If no election is made, all dividend and capital gain distributions will be reinvested. Dividends will be reinvested as of the last calendar day of each month. Cash distributions will be paid on or about the first business day of each month. Net short-term capi-tal gains, if any, will be distributed in accordance with the requirements of the Code and may be reflected in a Portfolio's daily distributions. Each Port-folio may distribute at least annually its long-term capital gains, if any, after reduction by available capital losses. In order to avoid excessive fluc-tuations in the amount of monthly capital gains distributions, a portion of any net capital gains realized on the disposition of securities during the months of November and December may be distributed during the subsequent cal-endar year. Although realized gains and losses on the assets of a Portfolio are reflected in the net asset value of the Portfolio, they are not expected to be of an amount which would affect the Portfolio's net asset value of $1.00 per unit.

  A Portfolio's net investment income consists of the excess of (i) accrued interest or discount (including both original issue and market discount on taxable securities) on portfolio securities, and (ii) any income of the Port-folio from sources other than capital gains over (iii) the amortization of market premium on all portfolio securities and (iv) the estimated expenses of the Portfolio, including a proportionate share of the general expenses of the Trust.

TAXES

  Each Portfolio is treated as a separate entity for federal income tax pur-poses, has elected to be treated and intends to continue to qualify and be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 (the "Code") for each taxable year. To qualify as such, each Portfolio must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to unitholders. As a regulated investment company, each Portfolio will not be subject to federal income or excise tax on any net investment income and net realized capital gains that are distributed to its unitholders in accordance with certain timing requirements of the Code.

  Dividends paid by a Portfolio from net investment income, the excess of net short-term capital gain over net long-term capital loss and original issue discount or market discount income will be taxable to unitholders as ordinary income, except for any "exempt-interest dividends" paid by the Tax-Exempt Di-versified Portfolio, as described below. Dividends paid by a Portfolio from the excess of net long-term capital gain over net short-term capital loss will be taxable as long-term capital gain regardless of how long the unitholders have held their units. These tax consequences will apply to distributions of either Portfolio regardless of whether distributions are received in cash or reinvested in units. Certain distributions paid by the Portfolios in January of a given year will be taxable to unitholders as if received on December 31 of the year in which they are declared. Unitholders will be informed annually about the amount and character of distributions received from the Portfolios for federal income tax purposes, including any distributions that may consti-tute a return of capital or any distributions of the Tax-Exempt Diversified Portfolio that may constitute a tax preference item under the federal alterna-tive minimum tax.

  The Tax-Exempt Diversified Portfolio intends to satisfy certain requirements of the Code for the payment of "exempt-interest dividends" not included in unitholders' federal gross income. Dividends paid by the Tax-Exempt Diversi-fied Portfolio from interest on tax-exempt obligations and properly designated by the Portfolio as exempt-interest dividends, including dividends attribut-able to exempt-interest dividends received by the Portfolio from other regu-lated investment companies, will generally be exempt from federal income tax, although a portion of such dividends may be subject to the federal alternative minimum tax. Exempt-interest dividends will be considered in computing the corporate federal alternative minimum tax and the extent, if any, to which so-cial security or railroad retirement benefits are taxable. Persons who are "substantial users" of facilities financed by certain industrial development or private activity bonds should consult their own tax advisers before pur-chasing units of the Tax-Exempt Diversified Portfolio. Interest incurred to purchase or carry units of the Tax-Exempt Diversified Portfolio will not be deductible for federal income tax purposes to the extent related to exempt-in-terest dividends paid by the Portfolio.

  Individuals and certain other classes of unitholders may be subject to 31% backup withholding of federal income tax on taxable distributions if they fail to furnish their correct taxpayer identification number and certain certifica-tions required by the Internal Revenue Service or if they are otherwise sub-ject to backup withholding. Individuals, corporations and other unitholders that are not U.S. persons under the Code are subject to different tax rules and may be subject to nonresident alien withholding at the rate of 30% (or a lower rate provided by an applicable tax treaty) on amounts treated as ordi-nary dividends from the Portfolios.

  In addition to federal taxes, a unitholder may be subject to state and local taxes on payments received from a Portfolio. A state income (and possibly lo-cal income and/or intangible property) tax exemption is generally available to the extent a Portfolio's distributions are derived from interest on (or, in the case of intangible property taxes, the value of its assets is attributable to) certain U.S. Government obligations and/or tax-exempt munici-pal obligations issued by or on behalf of the particular state or a political subdivision thereof, provided in some states that certain thresholds for hold-ings of such obligations and/or reporting requirements are satisfied. Unitholders should consult their own tax advisers concerning these matters.

                          AUTOMATIC EXCHANGE PROGRAM

  Unitholders of a Portfolio may elect on the Account Application to automati-cally exchange a specified dollar amount of ILA Service Units, ILA Class B Units or ILA Class C Units for corresponding shares of any Goldman Sachs Fund. In the case of ILA Service Units, such exchanges will be made into the rele-vant Goldman Sachs Fund at the public offering price, which may include a sales charge, unless a sales charge has previously been paid on the investment represented by the exchanged units (i.e., the units to be exchanged were orig-inally issued in exchange for shares on which a sales charge was paid), in which case the automatic exchanges will be made at net asset value. In the case of ILA Class B or Class C Unitholders, such exchanges will be made into the relevant Goldman Sachs Fund at net asset value and will be subject to the CDSC of the original shares held. For purposes of determining the amount of any applicable CDSC, the length of time a unitholder has owned ILA Class B or ILA Class C Units will be measured from the date the unitholder acquired the original Class B or Class C shares and will not be affected by any subsequent exchange. Investors should consult their Goldman Sachs Fund Class B or Class C shares prospectus, as the case may be, to determine the amount of their appli-cable CDSC. Dividends and/or capital gains of ILA Service Units of each Port-folio and ILA Class B and Class C Units of the Prime Obligations Portfolio which have been reinvested may be exchanged for corresponding shares of a Goldman Sachs Fund without an initial sales charge or CDSC. These automatic exchanges are made monthly on the fifteenth day of each month or the first Business Day thereafter and are subject to the following conditions. The mini-mum dollar amount for automatic exchanges must be at least $50 per month. At the time the election is made (i) the value of the unitholder's account in the Portfolio from which the exchange is made must equal or exceed $5,000 and (ii) the value of the account in the acquired fund must equal or exceed the ac-quired fund's minimum initial investment requirement or, if the unitholder has elected the automatic exchange privilege and the value of the acquired fund does not equal the acquired fund's minimum, such election must continue until the minimum initial investment requirement is met. The names, addresses and social security or other taxpayer identification numbers for the unitholder accounts with the exchanged and acquired funds must be identical. A unitholder should obtain and read the prospectus relating to any Goldman Sachs Fund and its shares and consider its investment objective, policies and applicable fees and expenses before electing an automatic exchange into that Goldman Sachs Fund.

                                   EXCHANGES

  ILA Service Units of each Portfolio and ILA Class B and Class C Units of the Prime Obligations Portfolio may be exchanged for units of the corresponding class of any Goldman Sachs Fund. A unitholder should obtain and read the pro-spectus for the relevant Goldman Sachs Fund and consider its investment objec-tives, policies and applicable fees before making an exchange. Exchanges of ILA Service Units from each Portfolio will be made into the relevant Goldman Sachs Fund at the public offering price, which may include a sales charge, un-less a sales charge has previously been paid on the investment represented by the exchanged units (i.e., the units to be exchanged were originally issued in exchange for shares on which a sales charge was paid), in which case the ex-change will be made at net asset value. In the case of ILA Class B and Class C Unitholders, such exchanges will be made into the relevant Goldman Sachs Fund at net asset value and will be subject to the CDSC of the original shares held. For purposes of determining the amount of any applicable CDSC, the length of time a unitholder has owned ILA Class B or Class C Units will be measured from the date the unitholder acquired the original Class B or Class C shares and will not be affected by any subsequent exchange. Investors should consult their Goldman Sachs Fund Class B or Class C shares prospectus to determine the amount of their applicable CDSC. ILA Service Units of each Portfolio or ILA Class B or Class C Units of the Prime Obligations Portfolio purchased through dividend and/or capital gains reinvestment may be exchanged for corresponding shares of a Goldman Sachs Fund without an initial sales charge or CDSC.

  ILA Service Units of a Portfolio acquired in an exchange transaction for shares of a Goldman Sachs Fund will be subject to the CDSC, if any, of the shares of the Goldman Sachs Fund originally held. For purposes of determining the amount of any applicable CDSC, the length of time a unitholder had owned units acquired will be measured from the date the unitholder acquired the original units subject to a CDSC, and will not be affected by any subsequent exchange. A subsequent exchange of ILA Service Units of a Portfolio that are subject to a CDSC (i.e., because the ILA Service Units were acquired in an ex-change transaction for shares of a Goldman Sachs Fund that were subject to a
CDSC) will not be subject to the applicable CDSC at the time of exchange.

  An exchange may be made by contacting an Authorized Dealer or writing to Goldman Sachs Trust, c/o NFDS, P.O. Box 419711, Kansas City, MO 64141-6711 or, unless the investor has specifically declined telephone exchange privileges on the Account Application or elected in writing not to utilize telephone ex-changes, by a telephone request to the Transfer Agent at 1-800-526-7384
(9:00 a.m. to 5:00 p.m. New York time). Certain procedures are employed to prevent unauthorized or fraudulent exchange requests as set forth under "Re-demption of Units." Under the telephone exchange privilege, units may be ex-changed among accounts with different names, addresses or social security or other taxpayer identification numbers only if the exchange instructions are in writing and are received in accordance with the procedures set forth under "Redemption of Units." In times of drastic economic or market changes the tel-ephone exchange privilege may be difficult to implement.

  In addition to free automatic exchanges pursuant to the Automatic Exchange Program, six free exchanges are permitted in each twelve-month period. It may be difficult to implement the telephone exchange privilege in times of drastic economic or market changes. In an effort to prevent unauthorized or fraudulent exchange requests by telephone, Goldman Sachs employs reasonable procedures as set forth under "Redemption of Units" to confirm that such instructions are genuine. All exchanges are subject to the minimum investment requirements of the Portfolio or Goldman Sachs Fund into which the shares or units are being exchanged. The minimum initial exchange for shareholders of a Goldman Sachs Fund is $5,000 or the full account share balance, whichever is less.

  An exchange fee may be imposed or the exchange privilege may be modified or withdrawn at any time upon 60 days' notice to unitholders. The Trust, the rel-evant fund or Goldman Sachs may reject or restrict purchases of units or shares by a particular purchaser or group, for example, when a pattern of fre-quent purchases and sales of units or shares is evident or if the purchase and sale orders are, or a subsequent abrupt redemption might be, of a size that would disrupt management of a Portfolio or a Goldman Sachs Fund. Exchanges are available only in states where the exchange may be legally made.

                              REDEMPTION OF UNITS

HOW TO REDEEM

  ILA Service Units may be redeemed through Goldman Sachs acting as a Service Organization as specified below.

  ILA Service Units of a Portfolio may be redeemed without charge upon request on any Business Day at the net asset value next determined after receipt by State Street as agent for Goldman Sachs, as a Service Organization, of the re-demption request. ILA Class B and Class C Units of the Prime Obligations Port-folio may be redeemed without charge upon request on any Business Day at the net asset value next determined after receipt of the redemption request less any applicable CDSC. Investors should consult their Goldman Sachs Fund Class B and Class C shares prospectus to determine the amount, if any, of the CDSC at the time of redemption. Redemption requests may be made by contacting Goldman Sachs or, if units are held in a "street name" account, the applicable Autho-rized Dealer. Written requests may be addressed to Goldman Sachs Trust, c/o NFDS, P.O. Box 419711, Kansas City, MO 64141-6711.

  The Trust accepts telephone requests for redemption of units for amounts up to $50,000 within any seven (7) calendar day period, except for investors who have specifically declined telephone redemption privileges on the Account Ap-plication or elected in writing not to utilize telephone redemptions (proceeds which are sent to a Goldman Sachs brokerage account are not subject to the $50,000 limit). It may be difficult to implement redemptions by telephone in times of drastic economic or market changes. By completing an Account Applica-tion, an investor agrees that the Trust, the Distributor and the Transfer Agent shall not be liable for any loss incurred by the investor by reason of the Trust accepting unauthorized telephone redemption requests for his account if the Trust reasonably believes the instructions to be genuine. Thus, unitholders risk possible losses in the event of a telephone redemption not authorized by them. The Trust may accept telephone redemption instructions from any person identifying himself as the owner of an account or the owner's broker where the owner has not declined in writing to utilize this service.

  In an effort to prevent unauthorized or fraudulent redemption and exchange requests by telephone, Goldman Sachs and NFDS each employ reasonable procedures specified by the Trust to confirm that such instructions are genuine. Consequently, proceeds of telephone redemption requests will only be sent to the unitholder's address of record or authorized bank account designated in the Account Application and exchanges of units will only be made to an identical account. Telephone requests will also be recorded. The Trust may implement other procedures from time to time. If reasonable procedures are not implemented, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. Proceeds of telephone redemptions will be mailed to the unitholder's address of record or wired to the authorized bank account indicated on the Account Application, unless the unitholder provides written instructions (accompanied by a signature guarantee) indicating another address. Telephone redemptions will not be accepted during the 30-day period following any change in a unitholder's address of record. This redemption option does not apply to units held in a "street name" account. Unitholders whose accounts are held in "street name" should contact their broker of record who may effect telephone redemptions on their behalf. The Trust reserves the right to terminate or modify the telephone redemption service at any time.

  Written requests for redemptions must be signed by each unitholder with its signature guaranteed by a bank, a securities broker or dealer, a credit union having authority to issue signature guarantees, a savings and loan associa-tion, a building and loan association, a cooperative bank, a federal savings bank or association, a national securities exchange, a registered securities association or a clearing agency, provided that such institution satisfies the standards established by the Transfer Agent.

-------------------------------------------------------------------------------
PAYMENT OF REDEMPTION PROCEEDS AND DIVIDENDS

  In accordance with the following, redemption proceeds will be wired or mailed to the record holder of ILA Service Units, ILA Class B Units or Class C Units.

-------------------------------------------------------------------------------

    REDEMPTION REQUEST RECEIVED BY
  STATE STREET AS AGENT FOR GOLDMAN           REDEMPTION
                SACHS                     PROCEEDS ORDINARILY           DIVIDENDS
  ---------------------------------       -------------------           ---------
 (1)Prime Obligations Portfolio
 By:3:00 p.m.--N.Y. time             (i) Wire Redemptions Sent     Not earned on Day
                                         Same Business Day         request is received
                                     (ii) Check Redemptions Sent
                                          Next Business Day
-----------------------------------------------------------------------------------------------------------------------------------
 After: 3:00 p.m.--N.Y. time         (i) Wire Redemptions Sent     Earned on Day
                                         Next Business Day         request is received
                                     (ii) Check Redemptions Sent
                                          Within Two Business
                                          Days
-----------------------------------------------------------------------------------------------------------------------------------
 (2)Tax-Exempt Diversified Portfolio
 By:12:00 noon--N.Y. time            (i) Wire Redemptions Sent     Not earned on Day
                                         Same Business Day         request is received
                                     (ii) Check Redemptions Sent
                                          Next Business Day
-----------------------------------------------------------------------------------------------------------------------------------
 After:12:00 noon--N.Y. time         (i) Wire Redemptions Sent     Earned on Day
                                         Next Business Day         request is received
                                     (ii) Check Redemptions Sent
                                          Within Two Business
                                          Days
-----------------------------------------------------------------------------------------------------------------------------------

  The Portfolios will arrange for the proceeds of redemptions effected by any means to be wired as federal funds to the bank account designated in the Ac-count Application. Redemption proceeds will normally be wired as set forth above, but may be paid up to three Business Days after receipt of the properly executed redemption request. For example, payment may be delayed if the Fed-eral Reserve Bank is closed on the day redemption proceeds would ordinarily be wired. After a wire has been initiated by Goldman Sachs, neither Goldman Sachs nor the Trust assumes any further responsibility for the performance of inter-mediaries or the customer's Service Organization in the transfer process. If a problem with such performance arises, the customer should deal directly with such intermediaries or Service Organization.

CHECK REDEMPTION PRIVILEGE (ILA SERVICE UNITS ONLY)

  Goldman Sachs or its agent, as a record holder of ILA Service Units of a Portfolio, may elect to have a special account with State Street for the pur-pose of permitting its customers to redeem ILA Service Units from their ac-counts in each Portfolio by check. When State Street receives a completed ap-plication form, Goldman Sachs or its agent, as a record holder of the ILA Service Units, will forward to the requesting customer a supply of checks. Checks drawn on this account may be payable to the order of any person in any amount of $500 or more, but cannot be certified. The payee of the check may cash or deposit it like any other check drawn on a bank. When such a check is presented to State Street for payment, a sufficient number of full and frac-tional ILA Service Units will be redeemed to cover the amount of the check. Cancelled checks will be returned to the record holder of ILA Service Units by State Street.

  The check redemption privilege enables a unitholder to receive the dividends declared on the ILA Service Units to be redeemed until such time as the check is processed. Because of this feature, the check redemption privilege may not be used for a complete liquidation of a unitholder's account. If the amount of a check is greater than the value of the ILA Service Units held in the unitholder's account, the check will be returned unpaid, and the unitholder may be subject to extra charges.

  Goldman Sachs reserves the right to impose conditions on, limit the avail-ability of or terminate the check redemption privilege at any time with re-spect to a particular unitholder or all unitholders in general. The Trust and State Street reserve the right at any time to suspend the procedure permitting redemptions by check and intend to do so in the event that federal legislation or regulations impose reserve requirements or other restrictions deemed by the Trustees to be adverse to the interests of other ILA Service Unitholders of the Portfolios.

                                NET ASSET VALUE

  The net asset value of ILA Service Units of each Portfolio and ILA Class B and Class C Units of Prime Obligations Portfolio is determined as of the close of regular trading on the New York Stock Exchange (normally 4:00 P.M. New York time) on each Business Day. Net asset value per unit for each class of units of each Portfolio is calculated by determining the amount of net assets at-tributable to each class of units and dividing by the number of units for such class.

  On any Business Day, as defined herein, when the Public Securities Associa-tion ("PSA") recommends that the securities markets close early, the Prime Ob-ligations Portfolio and Tax-Exempt Diversified Portfolio reserve the right to cease accepting purchase and redemption orders for same Business Day credit at the time the PSA recommends that the securities markets close. On days either Portfolio closes early, purchase and redemption orders received after the PSA recommended closing time will be credited to the next Business Day. In addi-tion, each Portfolio reserves the right to advance the time by which purchase and redemption orders must be received for same Business Day credit as permit-ted by the SEC.

  Each Portfolio seeks to maintain a net asset value of $1.00 per unit. In this connection, each Portfolio values its portfolio securities on the basis of amortized cost. The amortized cost method values a security at its cost on the date of purchase and thereafter assumes a constant amortization to matu-rity of any discount or premium, regardless of the impact of fluctuating in-terest rates on the market value of the instrument. For a more complete de-scription of the amortized cost valuation method and its effect on existing and prospective unitholders, see the Statement of Additional Information. There can be no assurance that a Portfolio will be able at all times to main-tain a net asset value per unit of $1.00.

                               YIELD INFORMATION

  From time to time, each Portfolio may advertise its yield, effective yield and average total return. Average annual total return is determined by comput-ing the average annual percentage change in value of $1,000 invested at the maximum public offering price for a specified period of at least one year, as-suming reinvestment of all dividends and distributions at net asset value. The total return calculation assumes a complete redemption of the investment at the end of the relevent period. Each Portfolio may furnish total return calcu-lations based on a cumulative, average, year-by-year or other basis for vari-ous specified periods by means of quotations, charts, graphs or schedules. The yield of a Portfolio refers to the income generated by an investment in the Portfolio over a seven-day period (which period will be stated in the adver-tisement). This income is then annualized; that is, the amount of income generated by the investment during that week is as-sumed to be generated each week over a 52-week period and is shown as a per-centage of the investment. The effective yield is calculated similarly but, when annualized, the income earned by an investment in the Portfolio is as-sumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

  The Tax-Exempt Diversified Portfolio may also quote tax-equivalent yield. The Portfolio's tax-equivalent yield is calculated by determining the rate of return that would have to be achieved on a fully taxable investment to produce the after-tax equivalent of the Portfolio's yield, assuming certain tax brack-ets for a unitholder.

  Investors should note that the investment results of a Portfolio are based on historical performance and will fluctuate over time. Any presentation of a Portfolio's total return, yield, effective yield or tax-equivalent yield for any prior period should not be considered a representation of what an invest-ment may earn or what a Portfolio's total return, yield, effective yield or tax-equivalent yield may be in any future period. In addition to the above, each Portfolio may from time to time advertise its performance relative to certain averages, performance rankings, indices, other information prepared by recognized mutual fund statistical services and investments for which reliable performance data is available.

  Total return, yield, effective yield and tax-equivalent yield will be calcu-lated separately for each class of units in existence. Because each such class of units is subject to different expenses, the net yield of such classes of a Portfolio for the same period may differ. See "Organization and Units of the Portfolios" below.

                   ORGANIZATION AND UNITS OF THE PORTFOLIOS

  Each Portfolio is a series of the Goldman Sachs Trust, which was formed un-der the laws of the State of Delaware on January 28, 1997. The Funds were for-merly series of Goldman Sachs Money Market Trust, a Massachusetts business trust, and were reorganized into the Trust as of April 30, 1997. The Trustees have authority under the Trust's Declaration of Trust to create and classify units of beneficial interest in separate series, without further action by unitholders. Additional series may be added in the future. The Trustees also have authority to classify or reclassify any series or portfolio of units into one or more classes. (Institutions that provide services to holders of ILA Ad-ministration or ILA Service Units are referred to in this Prospectus as "Serv-ice Organizations").

  When issued, units are fully paid and nonassessable. In the event of liqui-dation, unitholders are entitled to share pro rata in the net assets of the applicable Portfolio available for distribution to such unitholders. All units are freely transferable and have no preemptive, subscription or conversion rights. Unitholders are entitled to one vote per unit, provided that, at the option of the Trustees, unitholders will be entitled to a number of votes based upon the net asset values represented by their unitholders.

  Units of a Portfolio will be voted separately by Portfolio with respect to matters pertaining to that Portfolio except for the election of Trustees and ratification of independent accountants. For example, unitholders of each Portfolio are required to approve the adoption of any investment advisory agreement relating to that Portfolio and any changes in fundamental investment restrictions or policies of such Portfolio. Approval by the unitholders of one Portfolio is effective only as to that Portfolio.

  The Trust does not intend to hold annual meetings of unitholders. However, pursuant to the Trust's By-Laws, the recordholders of at least 10% of the units outstanding and entitled to vote at a special meeting may require the Trust to hold such special meeting of unitholders for any purpose, and recordholders may, under certain circumstances, as permitted by the Investment Company Act, communicate with other unitholders in connection with requiring a special meeting of unitholders. The Trustees will call a special meeting of unitholders for the purpose of electing Trustees if, at any time, less than a majority of Trustees holding office at the time were elected by unitholders.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

GOLDMAN SACHS MONEY MARKET FUNDS
ILA SERVICE UNITS
ILA CLASS B UNITS

ILA CLASS C UNITS
4900 SEARS TOWER
CHICAGO, ILLINOIS 60606

                            TOLL FREE: 800-526-7384

                                  -----------

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Unitholder and Portfolio Expenses..........................................   2
Financial Highlights.......................................................   3
An Introduction to the Portfolios..........................................   6
Investment Policies Matrix.................................................   7
Description of Securities and Investment
 Techniques................................................................   8
Investment Limitations.....................................................  12
Management.................................................................  13
Additional Services........................................................  15
 Service Plan..............................................................  15
 Distribution and Authorized Dealer
  Service Plans............................................................  15
 Alternative Purchase Arrangements.........................................  16
Reports to Unitholders.....................................................  21
Distributions and Taxes....................................................  21
Automatic Exchange Program.................................................  23
Exchanges..................................................................  23
Redemption of Units........................................................  25
Net Asset Value............................................................  27
Yield Information..........................................................  27
Organization and Units of the Portfolios...................................  28

ILA PROSVCBDMM

-------------------------------------------------------------------------------
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                       GOLDMAN SACHS MONEY MARKET FUNDS

                  GOLDMAN SACHS-- INSTITUTIONAL LIQUID ASSETS

                          PRIME OBLIGATIONS PORTFOLIO
TAX-EXEMPT DIVERSIFIED PORTFOLIO

                                  -----------

                                  PROSPECTUS

                                  -----------

                               ILA SERVICE UNITS
                               ILA CLASS B UNITS

                            ILA CLASS C UNITS

                                  MANAGED BY
                        GOLDMAN SACHS ASSET MANAGEMENT
                       A SEPARATE OPERATING DIVISION OF
                             GOLDMAN, SACHS & CO.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

               Subject to completion Dated _______________


                                     PART B

                      STATEMENT OF ADDITIONAL INFORMATION
                              INSTITUTIONAL SHARES

                          GOLDMAN SACHS BALANCED FUND
                      GOLDMAN SACHS GROWTH AND INCOME FUND
                      GOLDMAN SACHS CORE U.S. EQUITY FUND
                    GOLDMAN SACHS CORE LARGE CAP GROWTH FUND
                    GOLDMAN SACHS CORE SMALL CAP EQUITY FUND
                  GOLDMAN SACHS CORE INTERNATIONAL EQUITY FUND
                       GOLDMAN SACHS CAPITAL GROWTH FUND
                       GOLDMAN SACHS MID CAP EQUITY FUND
                    GOLDMAN SACHS INTERNATIONAL EQUITY FUND
                      GOLDMAN SACHS SMALL CAP EQUITY FUND
                   GOLDMAN SACHS EMERGING MARKETS EQUITY FUND
                         GOLDMAN SACHS ASIA GROWTH FUND
                   GOLDMAN SACHS REAL ESTATE SECURITIES FUND

                  (EQUITY PORTFOLIOS OF GOLDMAN SACHS TRUST)
                              One New York Plaza
                           New York, New York 10004

     This Statement of Additional Information (the "Additional Statement") is not a Prospectus. This Additional Statement should be read in conjunction with the Prospectus for the Institutional Shares of Goldman Sachs Balanced Fund, Goldman Sachs Growth and Income Fund, Goldman Sachs CORE U.S. Equity Fund, Goldman Sachs CORE Large Cap Growth Fund, Goldman Sachs CORE Small Cap Equity Fund, Goldman Sachs CORE International Equity Fund, Goldman Sachs Capital Growth Fund, Goldman Sachs Mid Cap Equity Fund, Goldman Sachs International Equity Fund, Goldman Sachs Small Cap Equity Fund, Goldman Sachs Emerging Markets Equity Fund, Goldman Sachs Asia Growth Fund and Goldman Sachs Real Estate Securities Fund dated August __, 1997, as amended and/or supplemented from time to time (the "Prospectus"), which may be obtained without charge from Goldman, Sachs & Co. at the telephone number, or writing to one of the addresses, listed below.


TABLE OF CONTENTS
                                                                          Page
                                                                          ====
Introduction............................................................  B-3
Investment Policies.....................................................  B-4
Investment Restrictions.................................................  B-33
Management..............................................................  B-35
Portfolio Transactions and Brokerage....................................  B-48
Net Asset Value.........................................................  B-54
Performance Information.................................................  B-56
Shares of the Trust.....................................................  B-62
Taxation................................................................  B-66
Financial Statements....................................................  B-72
Other Information.......................................................  B-72
Appendix A:.............................................................  1-A
Appendix B:.............................................................  1-B

                     Subject to Completion dated _________


INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY STATE.

GOLDMAN, SACHS & CO.                              GOLDMAN SACHS FUNDS
Distributor                                          MANAGEMENT, L.P.
85 Broad Street                                   Investment Adviser to:
New York, New York 10004                           Goldman Sachs CORE U.S. Equity Fund and
                                                   Goldman Sachs Capital Growth Fund
                                                  One New York Plaza
GOLDMAN, SACHS & CO.                              New York, New York 10004
Transfer Agent
4900 Sears Tower                                  GOLDMAN SACHS ASSET MANAGEMENT
Chicago, Illinois 60606                           Investment Adviser to:
                                                  Goldman Sachs Balanced Fund,
                                                   Goldman Sachs CORE Large Cap Growth Fund,
 GOLDMAN SACHS ASSET                                Goldman Sachs CORE Small Cap Equity Fund,
 MANAGEMENT INTERNATIONAL                           Goldman Sachs CORE International Equity Fund,
Investment Adviser to:                              Goldman Sachs Growth and Income Fund,
Goldman Sachs International Equity Fund,           Goldman Sachs Mid Cap Equity Fund,
 Goldman Sachs Asia Growth Fund, and               Goldman Sachs Small Cap Equity Fund, and
 Goldman Sachs Emerging Markets Equity Fund        Goldman Sachs Real Estate Securities Fund
133  Peterborough Court                           One New York Plaza
London, England EC4A 2BB                          New York, New York 10004




Toll free (in U.S.).......800-621-2550

                                  INTRODUCTION

     Goldman Sachs Trust (the "Trust") is an open-end, management investment company. The following series of the Trust are described in this Additional
Statement: Goldman Sachs Balanced Fund ("Balanced Fund"), Goldman Sachs Growth and Income Fund ("Growth and Income Fund"), CORE U.S. Equity Fund ("CORE U.S. Equity Fund")(formerly known as "Goldman Sachs Select Equity Fund"), Goldman Sachs CORE Large Cap Growth Fund ("CORE Large Cap Growth Fund"), Goldman Sachs CORE Small Cap Equity Fund ("CORE Small Cap Equity Fund"), Goldman Sachs CORE International Equity Fund ("CORE International Equity Fund"), Goldman Sachs Mid Cap Equity Fund ("Mid Cap Equity Fund"), Goldman Sachs Capital Growth Fund ("Capital Growth Fund"), Goldman Sachs International Equity Fund ("International Equity Fund"), Goldman Sachs Small Cap Equity Fund ("Small Cap Equity Fund"), Goldman Sachs Emerging Markets Equity Fund ("Emerging Markets Equity Fund"), Goldman Sachs Asia Growth Fund ("Asia Growth Fund") and Goldman Sachs Real Estate Securities Fund ("Real Estate Securities Fund") (collectively referred to herein as the "Funds").

     The Funds were initially organized as a series of a corporation formed under the laws of the State of Maryland on September 27, 1989 and were reorganized as a Delaware business trust as of April 30, 1997. The Trustees have authority under the Trust's charter to create and classify shares into separate series and to classify and reclassify any series or portfolio of shares into one or more classes without further action by shareholders. Pursuant thereto, the Trustees have created the Funds and other series. Additional series may be added in the future from time to time. The Balanced, Growth and Income, CORE U.S. Equity, CORE Large Cap Growth, CORE Small Cap Equity Fund, CORE International Equity Fund, Capital Growth Fund, International Equity, Small Cap Equity, Emerging Markets Equity, Asia Growth and Real Estate Securities Funds currently offer five classes of shares: Class A Shares, Class B Shares, Class C Shares, Institutional Shares and Service Shares. The Mid Cap Equity Fund currently offers two classes of shares: Institutional Shares and Service Shares. See "Shares of the Trust."

     Goldman Sachs Asset Management, ("GSAM") a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as investment adviser to the Balanced, Growth and Income, CORE Large Cap Growth, CORE Small Cap Equity, CORE International Equity, Real Estate Securities, Mid Cap Equity and Small Cap Equity Funds. Goldman Sachs Fund Management, L.P., ("GSFM") an affiliate of Goldman Sachs, serves as investment adviser to the CORE U.S. Equity and Capital Growth Funds. Goldman Sachs Asset Management International ("GSAMI"), an affiliate of Goldman Sachs, serves as investment adviser to the International Equity, Emerging Markets Equity and Asia Growth Funds. GSAM, GSFM and GSAMI
are sometimes referred to collectively herein as the "Advisers."   Goldman Sachs
serves as each Fund's distributor and transfer agent. Each Fund's custodian is State Street Bank and Trust Company ("State Street").

     The following information relates to and supplements the description of each Fund's investment policies contained in the Prospectus. See the Prospectus for a fuller description of the Funds' investment objectives and policies.
There is no assurance that each Fund will achieve its objective.

                              INVESTMENT POLICIES

     Each Fund's share price will fluctuate with market, economic and, to the extent applicable, foreign exchange conditions, so that an investment in any of the Funds may be worth more or less when redeemed than when purchased. None of the Funds should be relied upon as a complete investment program.

BALANCED FUND
=============

     The investment objective of the Balanced Fund is to provide shareholders with long-term capital growth and current income. The Balanced Fund seeks to achieve its investment objective by investing in a balanced portfolio diversified among both equity and fixed income securities.

     Balanced Fund is intended to provide a foundation on which an investor can build an investment portfolio or to serve as the core of an investment program, depending on the investor's goals. Balanced Fund is designed for relatively conservative investors who seek a combination of long-term capital growth and current income in a single investment. Balanced Fund offers a portfolio of equity and fixed income securities intended to provide less volatility than a portfolio completely invested in equity securities and greater diversification than a portfolio invested in only one asset class. Balanced Fund may be appropriate for people who seek capital appreciation but are concerned about the volatility typically associated with a fund that invests solely in stocks and other equity securities.

FIXED INCOME STRATEGIES DESIGNED TO MAXIMIZE RETURN AND MANAGE RISK

     GSAM's approach to managing the fixed income portion of Balanced Fund's portfolio seeks to provide high returns relative to a market benchmark, the Lehman Brothers Aggregate Bond Index, while also seeking to provide high current income. This approach emphasizes (1) sector allocation strategies which enable GSAM to tactically overweight or underweight one sector of the fixed-income market (i.e., mortgages, corporate bonds, U.S. Treasuries, non-dollar bonds, emerging market debt) versus another; (2) individual security selection based on identifying relative value (fixed income securities inexpensive relative to others in their sector); and (3) to a lesser extent, strategies based on GSAM's expectation of the direction of interest rates or the spread between short-term and long-term interest rates such as yield curve strategy.

     GSAM seeks to manage fixed income portfolio risk in a number of ways. These include diversifying the fixed income portion of the Balanced Fund's portfolio among various types of fixed income securities and utilizing sophisticated quantitative models to understand how the fixed income portion of the portfolio will perform under a variety of market and economic scenarios. In addition, GSAM uses extensive credit analysis to select and to monitor any investment-grade or non-investment grade bonds that may be included in the Balanced Fund's portfolio. In employing this and other investment strategies, the GSAM team has access to extensive fundamental research and analysis available through Goldman Sachs and a broad range of other sources.

     A number of investment strategies will be used in selecting fixed income securities for the Fund's portfolio. GSAM's fixed income investment philosophy is to actively manage the portfolio within a risk-controlled framework. The Adviser de-emphasizes interest rate anticipation by monitoring the duration of the portfolio within a narrow range of the Adviser's target duration, and instead focuses on seeking to add value through sector selection, security selection and yield curve strategies.

     MARKET SECTOR SELECTION. Market sector selection is the underweighting or overweighting of one or more market sectors (i.e., U.S. Treasuries, U.S. Government agency securities, corporate securities, mortgage-backed securities and asset-backed securities). GSAM may decide to overweight or underweight a given market sector or subsector (e.g., within the corporate sector, industrials, financial issuers and utilities) based on, among other things, expectations of future yield spreads between different sectors or subsectors.

     ISSUER SELECTION. Issuer selection is the purchase and sale of corporate securities based on a corporation's current and expected credit standing (within the constraints imposed by Balanced Fund's minimum credit quality requirements). This strategy focuses on four types of investment-grade corporate issuers. Selection of securities from the first type of issuers -those with low but stable credit - is intended to enhance total returns by providing incremental yield. Selecting securities from the second type of issuers - those with low and intermediate but improving credit quality - is intended to enhance total returns in two stages. Initially, these securities are expected to provide incremental yield. Eventually, price appreciation should occur relative to alternative securities as credit quality improves, the nationally recognized statistical rating organizations upgrade credit ratings, and credit spreads narrow. Securities from the third type of issuers - issuers with deteriorating credit quality - will be avoided, since total returns are typically enhanced by avoiding the widening of credit spreads and the consequent relative price depreciation. Finally, total returns can be enhanced by focusing on securities that are rated differently by different rating organizations. If the securities are trading in line with the higher published quality rating while GSAM concurs with the lower published quality rating, the securities would generally be sold and any potential price deterioration avoided. On the other hand, if the securities are trading in line with the lower published quality rating while the higher published quality rating is considered more realistic, the securities may be purchased in anticipation of the expected market reevaluation and relative price appreciation.

     YIELD CURVE STRATEGY. Yield curve strategy consists of overweighting or underweighting different maturity sectors relative to a benchmark to take advantage of the shape of the yield curve. Three alternative maturity sector selections are available: a "barbell" strategy in which short and long maturity sectors are overweighted while intermediate maturity sectors are underweighted; a "bullet" strategy in which, conversely, short-and long-maturity sectors are underweighted while intermediate-maturity sectors are overweighted; and a "neutral yield curve" strategy in which the maturity distribution mirrors that of a benchmark.

CORE U.S. EQUITY, CORE LARGE CAP GROWTH, CORE SMALL CAP EQUITY AND CORE
=======================================================================
INTERNATIONAL EQUITY  FUNDS
===========================

     Under normal circumstances, the Funds will invest at least 90% of their total assets in equity securities.

     The investment strategy of the CORE U.S. Equity, CORE Large Cap Growth, CORE Small Cap Equity and CORE International Equity Funds will be implemented to the extent it is consistent with maintaining a Fund's qualification as a regulated investment company under the Internal Revenue Code. A Fund's strategy may be limited, in particular, by the requirement for such qualification that less than 30% of the Fund's gross income for its taxable year be derived from the sale or other disposition of stocks or securities or certain other investments (generally including options and futures contracts) held for less than three months.

     Since normal settlement for equity securities is three trading days (for certain international markets settlement may be longer), the Funds will need to hold cash balances to satisfy shareholder redemption requests. Such cash balances will normally range from 2% to 5% of a Fund's net assets. The Funds may purchase futures contracts only with respect to the S&P 500 Index (in the case of CORE U.S. Equity Fund) and a representative index (in the case of CORE Large Cap Growth, CORE Small Cap Equity and CORE International Equity Funds) in order to keep a Fund's effective equity exposure close to 100%. For exam-ple, if cash balances are equal to 10% of the net assets, the Fund may enter into long futures contracts covering an amount equal to 10% of the Fund's net assets. As cash balances fluctuate based on new contributions or withdrawals, a Fund may enter into additional contracts or close out existing positions.

     THE MULTIFACTOR MODEL.  The Multifactor Model is a rigorous computerized
     =====================
rating system for evaluating equity securities according to a variety of investment characteristics (or factors). The factors used by the Multifactor Model incorporate many variables studied by traditional fundamental analysts and cover measures of value, growth, momentum, risk (e.g. price/earnings ratio, book/price ratio, growth forecasts, earning estimate revisions, price momentum, volatility and earnings stability). All of these factors have been shown to significantly impact the performance of equity securities.

     Because it includes many disparate factors, the Adviser believes that the Multifactor Model is broader in scope and provides a more thorough evaluation than most conventional, value-oriented quantitative models. As a result, the securities ranked highest by the Multifactor Model do not have one dominant investment characteristic (such as a low price/earnings ratio); rather, such securities possess many different investment characteristics. By using a variety of relevant factors to select securities, the Adviser believes that the Fund will be better balanced and have more consistent performance than an investment portfolio that uses only one or two factors to select securities.

     The Adviser will monitor, and may occasionally suggest and make changes to, the method by which securities are selected for or weighted in the Fund. Such changes (which may be the result of changes in the Multifactor Model or the method of applying the Multifactor Model) may include: (i) evolutionary changes to the structure of the Multifactor Model (e.g., the addition of new factors or a new means of weighting the factors); (ii) changes in trading procedures (e.g., trading frequency or the manner in which the Fund uses futures); or (iii) changes in the method by which securities are weighted in the Fund. Any such changes will preserve the Fund's basic investment philosophy of combining qualitative and quantitative methods of selecting securities using a disciplined investment process.

INTERNATIONAL EQUITY FUND
=========================

     International Equity Fund will seek to achieve its investment objective by investing primarily in equity and equity-related securities of issuers that are organized outside the United States or whose securities are principally traded outside the United States. Because research coverage outside the United States is fragmented and relatively unsophisticated, many foreign companies that are well-positioned to grow and prosper have not come to the attention of investors. GSAMI believes that the high historical returns and less efficient pricing of foreign markets create favorable conditions for International Equity Fund's highly focused investment approach. For a description of the risks of the International Equity Fund's investments in Asia, see "Investing in Emerging Markets, including Asia."

     A RIGOROUS PROCESS OF STOCK SELECTION. Using fundamental industry and company research, GSAMI's equity team in London, Singapore and Tokyo seeks to identify companies that may achieve superior long-term returns. Stocks are carefully selected for International Equity Fund's portfolio through a three-stage investment process. Because International Equity Fund is a long-term holder of stocks, the portfolio managers adjust International Equity Fund's portfolio only when expected returns fall below acceptable levels or when the portfolio managers identify substantially more attractive investments.

     Using the research of Goldman Sachs as well as information gathered from other sources in Europe and the Asia-Pacific region, the Adviser seeks to identify attractive industries around the world. Such industries are expected to have favorable underlying economics and allow companies to generate sustainable and predictable high returns. As a rule, they are less economically sensitive, relatively free of regulation and favor strong franchises.

     Within these industries the Adviser seeks to identify well-run companies that enjoy a stable competitive advantage and are able to benefit from the favorable dynamics of the industry. This stage includes analyzing the current and expected financial performance of the company; contacting suppliers, customers and competitors; and meeting with management. In particular, the portfolio managers look for companies whose managers have a strong commitment to both maintaining the high returns of the existing business and reinvesting the capital generated at high rates of return. Management should act in the interests of the owners and seek to maximize returns to all stockholders.

     GSAMI's currency team manages the foreign exchange risk embedded in foreign equities by means of a currency overlay program. The program may be utilized to protect the value of foreign investments in sustained periods of dollar appreciation and to add returns by seeking to take advantage of foreign exchange fluctuations.

     The members of GSAMI's international equity team bring together years of experience in analyzing and investing in companies in Europe and the Asia-Pacific region. Their expertise spans a wide range of skills including investment analysis, investment management, investment banking and business consulting. GSAM's worldwide staff of over 300 professionals includes portfolio managers based in London, Singapore and Tokyo who bring firsthand knowledge of their local markets and companies to every investment decision.

CORPORATE DEBT OBLIGATIONS
==========================

     Each Fund may, under normal market conditions, invest in corporate debt obligations, including obligations of industrial, utility and financial issuers. CORE U.S. Equity, CORE Large Cap Growth, CORE Small Cap Equity and CORE International Equity Funds may only invest in debt securities that are cash equivalents. Corporate debt obligations are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.

     An economic downturn could severely affect the ability of highly leveraged issuers of junk bond securities to service their debt obligations or to repay their obligations upon maturity. Factors having an adverse impact on the market value of junk bonds will have an adverse effect on a Fund's net asset value to the extent it invests in such securities. In addition, a Fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings.

     The secondary market for junk bonds, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. This reduced liquidity may have an adverse effect on the ability of Balanced, Growth and Income, Capital Growth, Mid Cap Equity, Small Cap Equity, Emerging Markets Equity, Asia Growth and Real Estate Securities Funds to dispose of a particular security when necessary to meet their redemption requests or other liquidity needs. Under adverse market or economic conditions, the secondary market for junk bonds could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the Advisers could find it difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under such circumstances, may be less than the prices used in calculating a Fund's net asset value.

     Since investors generally perceive that there are greater risks associated with the medium to lower rated securities of the type in which Balanced, Growth and Income, Capital Growth, Mid Cap Equity, Small Cap Equity, Emerging Markets Equity, Asia Growth and Real Estate Securities Funds may invest, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the fixed-income securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the fixed-income securities market, resulting in greater yield and price volatility.

     Another factor which causes fluctuations in the prices of fixed-income securities is the supply and demand for similarly rated securities. In addition, the prices of fixed-income securities fluctuate in response to the general level of interest rates. Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in a Fund's net asset value.

     Medium to lower rated and comparable non-rated securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. Since medium to lower rated securities generally involve greater risks of loss of income and principal than higher rated securities, investors should consider carefully the relative risks associated with investment in securities which carry medium to lower ratings and in comparable unrated securities. In addition to the risk of default, there are the related costs of recovery on defaulted issues. The Advisers will attempt to reduce these risks through portfolio diversification and by analysis of each issuer and its ability to make timely payments of income and principal, as well as broad economic trends and corporate developments.

ZERO COUPON BONDS
=================

     A Fund's investments in fixed income securities may include zero coupon bonds, which are debt obligations issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the bonds would have accrued and compounded over the period until maturity. Zero coupon bonds do not require the periodic payment of interest. Such investments benefit the issuer by mitigating its need for cash to meet debt service but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value than debt obligations which provide for regular payments of interest. In addition, if an issuer of zero coupon bonds held by a Fund defaults, the Fund may obtain no return at all on its investment. Each Fund will accrue income on such investments for each taxable year which (net of deductible expenses, if any) is distributable to shareholders and which, because no cash is generally received at the time of accrual, may require the liquidation of other portfolio securities to obtain sufficient cash to satisfy the Fund's distribution obligations. See "Taxation."

VARIABLE AND FLOATING RATE SECURITIES
=====================================

     The interest rates payable on certain fixed income securities in which a Fund may invest are not fixed and may fluctuate based upon changes in market rates. A variable rate obligation has an interest rate which is adjusted at predesignated periods in response to changes in the market rate of interest on which the interest rate is based. Variable and floating rate obligations are less effective than fixed rate instruments at locking in a particular yield. Nevertheless, such obligations may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation.

CUSTODIAL RECEIPTS
==================

     Each Fund may invest up to 5% of its net assets in custodial receipts in respect of securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, instrumentalities, political subdivisions or authorities. Such custodial receipts evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. Government, its agencies, instrumentalities, political subdivisions or authorities. These custodial receipts are known by various names, including "Treasury Receipts," "Treasury Investors Growth Receipts" ("TIGRs"), and "Certificates of Accrual on Treasury Securities" ("CATs"). For certain securities law purposes, custodial receipts are not considered U.S. Government securities.

MUNICIPAL SECURITIES
====================

     Balanced Fund may invest up to 5% of its net assets in municipal securities. Municipal securities consist of bonds, notes and other instruments issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from regular federal income tax. Municipal securities are often issued to obtain funds for various public purposes. Municipal securities also include "private activity bonds" or industrial development bonds, which are issued by or on behalf of public authorities to obtain funds for privately operated facilities, such as airports and waste disposal facilities, and, in some cases, commercial and industrial facilities.

     The yields and market values of municipal securities are determined primarily by the general level of interest rates, the creditworthiness of the issuers of municipal securities and economic and political conditions affecting such issuers. Due to their tax exempt status, the yields and market prices of municipal securities may be adversely affected by changes in tax rates and policies, which may have less effect on the market for taxable fixed income securities. Moreover, certain types of municipal securities, such as housing revenue bonds, involve prepayment risks which could affect the yield on such securities.

     Investments in municipal securities are subject to the risk that the issuer could default on its obligations. Such a default could result from the inadequacy of the sources or revenues from which interest and principal payments are to be made or the assets collateralizing such obligations. Revenue bonds, including private activity bonds, are backed only by specific assets or revenue sources and not by the full faith and credit of the governmental issuer.

MORTGAGE-BACKED SECURITIES
==========================

     GENERAL CHARACTERISTICS. Each Fund (other than CORE U.S. Equity, CORE Large Cap Growth, CORE Small Cap Equity and CORE International Equity Funds) may invest in mortgage-backed securities. Each mortgage pool underlying mortgage-backed securities consists of mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on owner occupied and non-owner occupied one-unit to four-unit residential properties, multifamily (i.e., five or more) properties, agriculture properties, commercial properties and mixed use properties (the "Mortgaged Properties"). The Mortgaged Properties may consist of detached individual dwelling units, multifamily dwelling units, individual condominiums, townhouses, duplexes, triplexes, fourplexes, row houses, individual units in planned unit developments and other attached dwelling units. The Mortgaged Properties may also include residential investment properties and second homes.

     The investment characteristics of adjustable and fixed rate mortgage-backed securities differ from those of traditional fixed income securities. The major differences include the payment of interest and principal on mortgage-backed securities on a more frequent (usually monthly) schedule, and the possibility that principal may be prepaid at any time due to prepayments on the underlying mortgage loans or other assets. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed income securities. As a result, if a Fund purchases mortgage-backed securities at a premium, a faster than expected prepayment rate will reduce both the market value and the yield to maturity from those which were anticipated. A prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and market value. Conversely, if a Fund purchases mortgage-backed securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce yield to maturity and market values. To the extent that a Fund invests in mortgage-backed securities, the Advisers may seek to manage these potential risks by investing in a variety of mortgage-backed securities and by using certain hedging techniques.

     GOVERNMENT GUARANTEED MORTGAGE-BACKED SECURITIES. There are several types of guaranteed mortgage-backed securities currently available, including guaranteed mortgage pass-through certificates and multiple class securities, which include guaranteed Real Estate Mortgage Investment Conduit Certificates ("REMIC Certificates"), collateralized mortgage obligations and stripped mortgage-backed securities. A Fund is permitted to invest in other types of mortgage-backed securities that may be available in the future to the extent consistent with its investment policies and objective.

     A Fund's investments in mortgage-backed securities may include securities issued or guaranteed by the U.S. Government or one of its agencies, authorities, instrumentalities or sponsored enterprises, such as the Government National Mortgage Association ("Ginnie Mae"), the Federal National Mortgage Association ("Fannie Mae") and the Federal Home Loan Mortgage Corporation ("Freddie Mac").

     GINNIE MAE CERTIFICATES. Ginnie Mae is a wholly-owned corporate instrumentality of the United States. Ginnie Mae is authorized to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration ("FHA Loans"), or guaranteed by the Veterans Administration ("VA Loans"), or by pools of other eligible mortgage loans. In order to meet its obligations under any guaranty, Ginnie Mae is autho rized to borrow from the United States Treasury in an unlimited amount.

     FANNIE MAE CERTIFICATES. Fannie Mae is a stockholder-owned corporation chartered under an act of the United States Congress. Each Fannie Mae Certificate is issued and guaranteed by Fannie Mae and represents an undivided interest in a pool of mortgage loans (a "Pool") formed by Fannie Mae. Each Pool consists of residential mortgage loans ("Mortgage Loans") either previously owned by Fannie Mae or purchased by it in connection with the formation of the Pool. The Mortgage Loans may be either conven tional Mortgage Loans (i.e., not insured or guaranteed by any U.S. Government agency) or Mortgage Loans that are either insured by the Federal Housing Administration ("FHA") or guaranteed by the Veterans Administration ("VA"). However, the Mortgage Loans in Fannie Mae Pools are primarily conventional Mortgage Loans. The lenders originating and servicing the Mortgage Loans are subject to certain eligibility requirements established by Fannie Mae.

     Fannie Mae has certain contractual responsibilities. With respect to each Pool, Fannie Mae is obligated to distribute scheduled monthly installments of principal and interest after Fannie Mae's servicing and guaranty fee, whether or not received, to Certificate holders. Fannie Mae also is obligated to distrib-ute to holders of Certificates an amount equal to the full principal balance of any foreclosed Mortgage Loan, whether or not such principal balance is actually recovered. The obligations of Fannie Mae under its guaranty of the Fannie Mae Certificates are obligations solely of Fannie Mae.

     FREDDIE MAC CERTIFICATES. Freddie Mac is a publicly held U.S. Government sponsored enterprise. The principal activity of Freddie Mac currently is the purchase of first lien, conventional, residential mortgage loans and participation interests in such mortgage loans and their resale in the form of mortgage securities, primarily Freddie Mac Certificates. A Freddie Mac Certificate represents a pro rata interest in a group of mortgage loans or participation in mortgage loans (a "Freddie Mac Certificate group") purchased by Freddie Mac.

     Freddie Mac guarantees to each registered holder of a Freddie Mac Certificate the timely payment of interest at the rate provided for by such Freddie Mac Certificate (whether or not received on the underlying loans). Freddie Mac also guarantees to each registered Certificate holder ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but does not, generally, guarantee the timely payment of scheduled principal. The obligations of Freddie Mac under its guaranty of Freddie Mac Certificates are obligations solely of Freddie Mac.

     The mortgage loans underlying the Freddie Mac and Fannie Mae Certificates consist of adjustable rate or fixed rate mortgage loans with original terms to maturity of between five and thirty years. Substantially all of these mortgage loans are secured by first liens on one-to-four-family residential properties or multifamily projects. Each mortgage loan must meet the applicable standards set forth in the law creating Freddie Mac or Fannie Mae. A Freddie Mac Certificate group may include whole loans, participation interests in whole loans and undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

     MORTGAGE PASS-THROUGH SECURITIES. Each Fund (other than CORE U.S. Equity, CORE Large Cap Growth, CORE Small Cap Equity and CORE International Equity Funds) may invest in both government guaranteed and privately issued mortgage pass-through securities ("Mortgage Pass-Throughs"); that is, fixed or adjustable rate mortgage-backed securities which provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amounts paid to any guarantor, administrator and/or servicer of the underlying mortgage loans.

     The following discussion describes only a few of the wide variety of structures of Mortgage Pass-Throughs that are available or may be issued.

     DESCRIPTION OF CERTIFICATES. Mortgage Pass-Throughs may be issued in one or more classes of senior certificates and one or more classes of subordinate certificates. Each such class may bear a different pass-through rate. Generally, each certificate will evidence the specified interest of the holder thereof in the payments of principal or interest or both in respect of the mortgage pool comprising part of the trust fund for such certificates.

     Any class of certificates may also be divided into subclasses entitled to varying amounts of principal and interest. If a REMIC election has been made, certificates of such subclasses may be entitled to payments on the basis of a stated principal balance and stated interest rate, and payments among different subclasses may be made on a sequential, concurrent, pro rata or disproportionate
                                                    --------
basis, or any combination thereof. The stated interest rate on any such subclass of certificates may be a fixed rate or one which varies in direct or inverse relationship to an objective interest index.

     Generally, each registered holder of a certificate will be entitled to receive its pro rata share of monthly distributions of all or a portion of
            --------
principal of the underlying mortgage loans or of interest on the principal balances thereof, which accrues at the applicable mortgage pass-through rate, or both. The difference between the mortgage interest rate and the related mortgage pass-through rate (less the amount, if any, of retained yield) with respect to each mortgage loan will generally be paid to the servicer as a servicing fee. Since certain adjustable rate mortgage loans included in a mortgage pool may provide for deferred interest (i.e., negative amortization), the amount of interest actually paid by a mortgagor in any month may be less than the amount of interest accrued on the outstanding principal balance of the related mortgage loan during the relevant period at the applicable mortgage interest rate. In such event, the amount of interest that is treated as deferred interest will be added to the principal balance of the related mortgage loan and will be distributed pro rata to certificate-holders as principal of
                             --------
such mortgage loan when paid by the mortgagor in subsequent monthly payments or at maturity.

     RATINGS. The ratings assigned by a rating organization to Mortgage Pass-Throughs address the likelihood of the receipt of all distributions on the underlying mortgage loans by the related certificate-holders under the agreements pursuant to which such certificates are issued. A rating organization's ratings take into consideration the credit quality of the related mortgage pool, including any credit support providers, structural and legal aspects associated with such certificates, and the extent to which the payment stream on such mortgage pool is adequate to make payments required by such certificates. A rating organization's ratings on such certificates do not, however, constitute a statement regarding frequency of prepayments on the related mortgage loans. In addition, the rating assigned by a rating organization to a certificate does not address the remote possibility that, in the event of the insolvency of the issuer of certificates where a subordinated interest was retained, the issuance and sale of the senior certificates may be recharacterized as a financing and, as a result of such recharacterization, payments on such certificates may be affected.

     CREDIT ENHANCEMENT.  Credit support falls generally into two categories:
(i) liquidity protection and (ii) protection against losses resulting from default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pools of mortgages, the provision of a reserve fund, or a combination thereof, to ensure, subject to certain limitations, that scheduled payments on the underlying pool are made in a timely fashion. Protection against losses resulting from default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such credit support can be provided by among other things, payment guarantees, letters of credit, pool insurance, subordination, or any combination thereof.

     SUBORDINATION; SHIFTING OF INTEREST; RESERVE FUND. In order to achieve ratings on one or more classes of Mortgage Pass-Throughs, one or more classes of certificates may be subordinate certificates which provide that the rights of the subordinate certificate-holders to receive any or a specified portion of distributions with respect to the underlying mortgage loans may be subordinated to the rights of the senior certificate-holders. If so structured, the subordination feature may be enhanced by distributing to the senior certificate-holders on certain distribution dates, as payment of principal, a specified percentage (which generally declines over time) of all principal payments received during the preceding prepayment period ("shifting interest credit enhancement"). This will have the effect of accelerating the amortization of the senior certificates while increasing the interest in the trust fund evidenced by the subordinate certificates. Increasing the interest of the subordinate certificates relative to that of the senior certificates is intended to preserve the availability of the subordination provided by the subordinate certificates. In addition, because the senior certificate-holders in a shifting interest credit enhancement structure are entitled to receive a percentage of principal prepayments which is greater than their proportionate interest in the trust fund, the rate of principal prepayments on the mortgage loans will have an even greater effect on the rate of principal payments and the amount of interest payments on, and the yield to maturity of, the senior certificates.

     In addition to providing for a preferential right of the senior certificate-holders to receive current distributions from the mortgage pool, a reserve fund may be established relating to such certificates (the "Reserve Fund"). The Reserve Fund may be created with an initial cash deposit by the originator or servicer and augmented by the retention of distributions otherwise available to the subordinate certificate-holders or by excess servicing fees until the Reserve Fund reaches a specified amount.

     The subordination feature, and any Reserve Fund, are intended to enhance the likelihood of timely receipt by senior certificate-holders of the full amount of scheduled monthly payments of principal and interest due them and will protect the senior certificate-holders against certain losses; however, in certain circumstances the Reserve Fund could be depleted and temporary shortfalls could result. In the event the Reserve Fund is depleted before the subordinated amount is reduced to zero, senior certificate-holders will nevertheless have a preferential right to receive current distributions from the mortgage pool to the extent of the then outstanding subordinated amount. Unless otherwise specified, until the subordinated amount is reduced to zero, on any distribution date any amount otherwise distributable to the subordinate certificates or, to the extent specified, in the Reserve Fund will generally be used to offset the amount of any losses realized with respect to the mortgage loans ("Realized Losses"). Realized Losses remaining after application of such amounts will generally be applied to reduce the ownership interest of the subordinate certificates in the mortgage pool. If the subordinated amount has been reduced to zero, Realized Losses generally will be allocated pro rata among
                                                                  --------
all certificate-holders in proportion to their respective outstanding interests in the mortgage pool.

     ALTERNATIVE CREDIT ENHANCEMENT. As an alternative, or in addition to the credit enhancement afforded by subordination, credit enhancement for Mortgage Pass-Throughs may be provided by mortgage insurance, hazard insurance, by the deposit of cash, certificates of deposit, letters of credit, a limited guaranty or by such other methods as are acceptable to a rating agency. In certain circumstances, such as where credit enhancement is provided by guarantees or a letter of credit, the security is subject to credit risk because of its exposure to an external credit enhancement provider.

     VOLUNTARY ADVANCES. Generally, in the event of delinquencies in payments on the mortgage loans underlying the Mortgage Pass-Throughs, the servicer agrees to make advances of cash for the benefit of certificate-holders, but only to the extent that it determines such voluntary advances will be recoverable from future payments and collections on the mortgage loans or otherwise.

     OPTIONAL TERMINATION. Generally, the servicer may, at its option with respect to any certificates, repurchase all of the underlying mortgage loans remaining outstanding at such time as the aggregate outstanding principal balance of such mortgage loans is less than a specified percentage (generally 5-10%) of the aggregate outstanding principal balance of the mortgage loans as of the cut-off date specified with respect to such series.

     MULTIPLE CLASS MORTGAGE-BACKED SECURITIES AND COLLATERALIZED MORTGAGE OBLIGATIONS. A Fund may invest in multiple class securities including collateralized mortgage obligations ("CMOs") and REMIC Certificates. These securities may be issued by U.S. Government agencies and instrumentalities such as Fannie Mae or Freddie Mac or by trusts formed by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class mortgage-backed securities represent direct ownership interests in, a pool of mortgage loans or mortgage-backed securities the payments on which are used to make payments on the CMOs or multiple class mortgage-backed securities.

     Fannie Mae REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae. In addition, Fannie Mae will be obligated to distribute the principal balance of each class of REMIC Certificates in full, whether or not sufficient funds are otherwise available.

     Freddie Mac guarantees the timely payment of interest on Freddie Mac REMIC Certificates and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates ("PCs"). PCs represent undivided interests in specified level payment, residential mortgages or participation therein purchased by Freddie Mac and placed in a PC pool. With respect to principal payments on PCs, Freddie Mac generally guarantees ultimate collection of all principal of the related mortgage loans without offset or deduction. Freddie Mac also guarantees timely payment of principal of certain PCs.

     CMOs and guaranteed REMIC Certificates issued by Fannie Mae and Freddie Mac are types of multiple class mortgage-backed securities. Investors may purchase beneficial interests in REMICs, which are known as "regular" interests or "residual" interests. The Funds do not intend to purchase residual interests in REMICs. The REMIC Certificates represent beneficial ownership interests in a REMIC trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac or Ginnie Mae guaranteed mortgage-backed securities (the "Mortgage Assets"). The obligations of Fannie Mae or Freddie Mac under their respective guaranty of the REMIC Certificates are obligations solely of Fannie Mae or Freddie Mac, respectively.

     CMOs and REMIC Certificates are issued in multiple classes. Each class of CMOs or REMIC Certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the Mortgage Loans or the Mortgage Assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.

     The principal of and interest on the Mortgage Assets may be allocated among the several classes of CMOs or REMIC Certificates in various ways. In certain structures (known as "sequential pay" CMOs or REMIC Certificates), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs or REMIC Certificates in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs or REMIC Certificates until all other classes having an earlier final distribution date have been paid in full.

     Additional structures of CMOs and REMIC Certificates include, among others, "parallel pay" CMOs and REMIC Certificates. Parallel pay CMOs or REMIC Certificates are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

     A wide variety of REMIC Certificates may be issued in parallel pay or sequential pay structures. These securities include accrual certificates (also known as "Z-Bonds"), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class ("PAC") certificates, which are parallel pay REMIC Certificates that generally require that specified amounts of principal be applied on each payment date to one or more classes or REMIC Certificates (the "PAC Certificates"), even though all other principal payments and prepayments of the Mortgage Assets are then required to be applied to one or more other classes of the Certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying mortgage assets. These tranches tend to have market prices and yields that are much more volatile than other PAC classes.

     STRIPPED MORTGAGE-BACKED SECURITIES. The Balanced and Real Estate Securities Funds may invest in stripped mortgage-backed securities ("SMBS"), which are derivative multiclass mortgage securities. Although the market for such securities is increasingly liquid, certain SMBS may not be readily marketable and will be considered illiquid for purposes of the Fund's limitation on investments in illiquid securities. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest from Mortgage Assets are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

INVERSE FLOATING RATE SECURITIES
================================

     Balanced Fund may invest up to 5% of its net assets in leveraged inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be deemed to be illiquid securities for purposes of the Fund's 15% limitation on investments in such securities.

ASSET-BACKED SECURITIES
=======================

     Asset-backed securities represent participation in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements and other categories of receivables. Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation, or other credit enhancements may be present.

     Like mortgage-backed securities, asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. A Fund's ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. To the extent that a Fund invests in asset-backed securities, the values of such Fund's portfolio securities will vary with changes in market interest rates generally and the differentials in yields among various kinds of asset-backed securities.

     Asset-backed securities present certain additional risks that are not presented by mortgage-backed securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Credit card receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than residential real property. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS
==================================================

     Each Fund may purchase and sell futures contracts and may also purchase and write options on futures contracts. CORE U.S. Equity, CORE Large Cap Growth and CORE Small Cap Equity Funds may only enter into such transactions with respect to the S&P 500 Index, for the CORE U.S. Equity Fund and a representative index in the case of the CORE Large Cap Growth and CORE Small Cap Equity

Funds. The other Funds may purchase and sell futures contracts based on various securities (such as U.S. Government securities), securities indices, foreign currencies and other financial instruments and indices. Each Fund will engage in futures and related options transactions, only for bona fide hedging purposes as defined below or for purposes of seeking to increase total return to the extent permitted by regulations of the Commodity Futures Trading Commission ("CFTC"). All futures contracts entered into by a Fund are traded on U.S. exchanges or boards of trade that are licensed and regulated by the CFTC or on foreign exchanges.

     FUTURES CONTRACTS. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

     When interest rates are rising or securities prices are falling, a Fund can seek through the sale of futures contracts to offset a decline in the value of its current portfolio securities. When rates are falling or prices are rising, a Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. Similarly, each Fund (other than CORE U.S. Equity, CORE Large Cap Growth and CORE Small Cap Equity Funds) can sell futures contracts on a specified currency to protect against a decline in the value of such currency and its portfolio securities which are quoted or denominated in such currency. Each Fund (other than CORE U.S. Equity, CORE Large Cap Growth and CORE Small Cap Equity Funds) can purchase futures contracts on foreign currency to establish the price in U.S. dollars of a security quoted or denominated in such currency that such Fund has acquired or expects to acquire.

     Positions taken in the futures market are not normally held to maturity, but are instead liquidated through offsetting transactions which may result in a profit or a loss. While each Fund will usually liquidate futures contracts on securities or currency in this manner, a Fund may instead make or take delivery of the underlying securities or currency whenever it appears economically advantageous for the Fund to do so. A clearing corporation associated with the exchange on which futures are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

     HEDGING STRATEGIES. Hedging, by use of futures contracts, seeks to establish with more certainty than would otherwise be possible the effective price, rate of return or currency exchange rate on portfolio securities or securities that a Fund owns or proposes to acquire. A Fund may, for example, take a "short" position in the futures market by selling futures contracts to seek to hedge against an anticipated rise in interest rates or a decline in market prices or (other than CORE U.S. Equity, CORE Large Cap Growth and CORE Small Cap Equity Funds) foreign currency rates that would adversely affect the dollar value of such Fund's portfolio securities. Similarly, each Fund (other than CORE U.S. Equity, CORE Large Cap Growth and CORE Small Cap Equity Funds) may sell futures contracts on a currency in which its portfolio securities are quoted or denominated or in one currency to seek to hedge against fluctuations in the value of securities quoted or denominated in a different currency if there is an established historical pattern of correlation between the two currencies. If, in the opinion of the applicable Adviser, there is a sufficient degree of correlation between price trends for a Fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, a Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in a Fund's portfolio may be more or less volatile than prices of such futures contracts, the Advisers will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having a Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting a Fund's securities portfolio. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of a Fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

     On other occasions, a Fund may take a "long" position by purchasing such futures contracts. This would be done, for example, when a Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices or rates that are currently available.

     OPTIONS ON FUTURES CONTRACTS. The acquisition of put and call options on futures contracts will give a Fund the right (but not the obligation), for a specified price, to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, a Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

     The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of a Fund's assets. By writing a call option, a Fund becomes obligated, in exchange for the premium, to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium, which may partially offset an increase in the price of securities that a Fund intends to purchase. However, a Fund becomes obligated to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. Thus, the loss incurred by a Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. A Fund will incur transaction costs in connection with the writing of options on futures.

     The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same financial instrument. There is no guarantee that such closing transactions can be effected. A Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

     OTHER CONSIDERATIONS. Each Fund will engage in futures transactions and will engage in related options transactions only for bona fide hedging as defined in the regulations of the CFTC or to seek to increase total return to the extent permitted by such regulations. A Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or which it expects to purchase. Except as stated below, each Fund's futures transactions will be entered into for traditional hedging purposes -- i.e., futures contracts will be sold to protect against a decline in the price of securities (or the currency in which they are quoted or denominated) that the Fund owns, or futures contracts will be purchased to protect the Fund against an increase in the price of securities (or the currency in which they are quoted or denominated) it intends to purchase. As evidence of this hedging intent, each Fund expects that on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities (or assets quoted or denominated in the related currency) in the cash market at the time when the futures or options position is closed out. However, in particular cases, when it is economically advantageous for a Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

     As an alternative to literal compliance with the bona fide hedging definition, a CFTC regulation permits a Fund to elect to comply with a different test. Under this test the aggregate initial margin and premiums required to establish positions in futures contracts and options on futures to seek to increase total return may not exceed 5% of the net asset value of such Fund's portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase. A Fund will engage in transactions in currency forward contracts futures contracts and, for a Fund permitted to do so, related options transactions only to the extent such transactions are consistent with the requirements of the Code for maintaining its qualification as a regulated investment company for federal income tax purposes (see "Taxation").

     Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating a Fund to purchase securities or currencies, require the Fund to segregate with its custodian cash or liquid assets in an amount equal to the underlying value of such contracts and options.

     While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for a Fund than if it had not entered into any futures contracts or options transactions. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and a Fund may be exposed to risk of loss.

     Perfect correlation between a Fund's futures positions and portfolio positions will be difficult to achieve because no futures contracts based on individual equity or corporate fixed-income securities are currently available. The only futures contracts available to hedge a Fund's portfolio are various futures on U.S. Government securities, securities indices and foreign currencies. In addition, it is not possible for a Fund to hedge fully or perfectly against currency fluctuations affecting the value of securities quoted or denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations.

OPTIONS ON SECURITIES AND SECURITIES INDICES
============================================

     WRITING COVERED OPTIONS. Each Fund may write (sell) covered call and put options on any securities in which it may invest (other than CORE U.S. Equity and CORE Large Cap Growth Funds). A call option written by a Fund obligates such Fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. All call options written by a Fund are covered, which means that such Fund will own the securities subject to the option as long as the option is outstanding or such Fund will use the other methods described below. A Fund's purpose in writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, a Fund may forego the opportunity to profit from an increase in the market price of the underlying security.

     A put option written by a Fund would obligate such Fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. All put options written by a Fund would be covered, which means that such Fund would have deposited with its custodian cash or liquid assets with a value at least equal to the exercise price of the put option. The purpose of writing such options is to generate additional income for the Fund. However, in return for the option premium, each Fund accepts the risk that it may be required to purchase the underlying securities at a price in excess of the securities' market value at the time of purchase.

     Call and put options written by a Fund will also be considered to be covered to the extent that the Fund's liabilities under such options are wholly or partially offset by its rights under call and put options purchased by the Fund.

     In addition, a written call option or put option may be covered by maintaining cash or liquid assets (either of which may be quoted or denominated in any currency) in a segregated account, by entering into an offsetting forward contract and/or by purchasing an offsetting option which, by virtue of its exercise price or otherwise, reduces a Fund's net exposure on its written option position.

     A Fund may also write (sell) covered call and put options on any securities index composed of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

     A Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities in its portfolio. A Fund may cover call and put options on a securities index by maintaining cash or liquid assets with a value equal to the exercise price in a segregated account with its custodian.

     A Fund may terminate its obligations under an exchange traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions."

     PURCHASING OPTIONS. Each Fund (other than the CORE U.S. Equity and CORE Large Cap Growth Funds) may purchase put and call options on any securities in which it may invest or options on any securities index composed of securities in which it may invest. A Fund would also be able to enter into closing sale transactions in order to realize gains or minimize losses on options it had purchased.

     A Fund would normally purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest. The purchase of a call option would entitle a Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. A Fund would ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise such a Fund would realize either no gain or a loss on the purchase of the call option.

     A Fund would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or in securities in which it may invest. The purchase of a put option would entitle a Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of a Fund's securities. Put options may also be purchased by a Fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise such a Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying portfolio securities.

     A Fund would purchase put and call options on securities indices for the same purposes as it would purchase options on individual securities. For a description of options on securities indices, see "Writing Covered Options" above.

     YIELD CURVE OPTIONS. Balanced Fund, with respect to up to 5% of its net assets, may enter into options on the yield "spread" or differential between two securities. Such transactions are referred to as "yield curve" options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments.
Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

     Balanced Fund may purchase or write yield curve options for the same purposes as other options on securities. For example, Balanced Fund may purchase a call option on the yield spread between two securities if it owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. Balanced Fund may also purchase or write yield curve options in an effort to increase its current income if, in the judgment of the Adviser, Balanced Fund will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, if the spread moves in a direction or to an extent which was not anticipated.

     Yield curve options written by the Balanced Fund will be "covered." A call (or put) option is covered if the Balanced Fund holds another call (or put) option on the spread between the same two securities and maintains in a segregated account with its custodian cash or liquid assets sufficient to cover the Balanced Fund's net liability under the two options. Therefore, the Balanced Fund's liability for such a covered option is generally limited to the difference between the amount of the Balanced Fund's liability under the option written by the Balanced Fund less the value of the option held by the Balanced Fund. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter, and because they have been only recently introduced, established trading markets for these options have not yet developed.

     RISKS ASSOCIATED WITH OPTIONS TRANSACTIONS. There is no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option or at any particular time. If a Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if a Fund is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

     Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

     Each Fund may purchase and sell both options that are traded on U.S. and foreign exchanges and options traded over-the-counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the Securities and Exchange Commission ("SEC") changes its position, each Fund will treat purchased over-the-counter options and all assets used to cover written over-the-counter options as illiquid securities, except that with respect to options written with primary dealers in U.S. Government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the formula.

     Transactions by each Fund in options on securities and indices will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert. Thus, the number of options which a Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Advisers. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

     The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of protective puts for hedging purposes depends in part on the Adviser's ability to predict future price fluctuations and the degree of correlation between the options and securities markets.

REAL ESTATE INVESTMENT TRUSTS
=============================

     Each Fund may invest in shares of REITs. The Real Estate Securities Fund expects that a substantial portion of its total assets will be invested in REITs. REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interest. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like regulated investment companies such as the Funds, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements under the Code. A Fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by a Fund.

     Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the Investment Company Act of 1940, as amended (the "Act"). REITs (especially mortgage REITs) are also subject to interest rate risks.

WARRANTS AND STOCK PURCHASE RIGHTS
==================================

     Each Fund may invest up to 5% of its net assets, calculated at the time of purchase, in warrants or rights (other than those acquired in units or attached to other securities) which entitle the holder to buy equity securities at a specific price for a specific period of time. A Fund will invest in warrants and rights only if such equity securities are deemed appropriate by the Adviser for investment by the Fund. CORE

U.S. Equity, CORE Large Cap Growth, CORE Small Cap Equity and CORE International Equity Funds have no present intention of acquiring warrants or rights. Warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

FOREIGN SECURITIES
==================

     Investments in foreign securities may offer potential benefits not available from investments solely in U.S. dollar-denominated or quoted securities of domestic issuers. Such benefits may include the opportunity to invest in foreign issuers that appear, in the opinion of the applicable Adviser, to offer better opportunity for long-term growth of capital and income than investments in U.S. securities, the opportunity to invest in foreign countries with economic policies or business cycles different from those of the United States and the opportunity to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that do not necessarily move in a manner parallel to U.S. markets.

     Investing in foreign securities involves certain special considerations, including those set forth below, which are not typically associated with investing in U.S. dollar-denominated or quoted securities of U.S. issuers. Investments in foreign securities usually involve currencies of foreign countries. Accordingly, any Fund that invests in foreign securities may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversions between various currencies. Balanced, CORE International Equity, International Equity, Emerging Markets Equity and Asia Growth Funds may be subject to currency exposure independent of their securities positions.

     Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks or the failure to intervene or by currency controls or political developments in the United States or abroad.

     Since foreign issuers generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a U.S. company. Volume and liquidity in most foreign securities markets are less than in the United States and securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although each Fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of foreign securities exchanges, brokers, dealers and listed and unlisted companies than in the United States.

     Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when some of a Fund's assets are uninvested and no return is earned on such assets. The inability of a Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio securities or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect a Fund's investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

     Each Fund may invest in foreign securities which take the form of sponsored and unsponsored American Depository Receipts ("ADRs") and Global Depository Receipts ("GDRs") and (except for CORE

U.S. Equity, CORE Large Cap Growth and CORE Small Cap Equity Funds) may also invest in European Depository Receipts ("EDRs") or other similar instruments representing securities of foreign issuers (together, "Depository Receipts").

     ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs are traded on domestic exchanges or in the U.S. over-the-counter market and, generally, are in registered form. EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in the non-U.S. securities markets. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

     To the extent a Fund acquires Depository Receipts through banks which do not have a contractual relationship with the foreign issuer of the security underlying the Depository Receipts to issue and service such Depository Receipts (unsponsored), there may be an increased possibility that the Fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments.

     Each Fund (except CORE U.S. Equity, CORE Large Cap Growth and CORE Small Cap Equity Funds) may invest in countries with emerging economies or securities markets. Political and economic structures in many of such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of such countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. See "Investing in Emerging Markets, including Asia," below.

     A Fund (other than CORE U.S. Equity, CORE Large Cap Growth and CORE Small Cap Equity Funds) may invest in securities of issuers domiciled in a country other than the country in whose currency the instrument is denominated or quoted. The Funds may also invest in securities quoted or denominated in the European Currency Unit ("ECU"), which is a "basket" consisting of specified amounts of the currencies of certain of the member states of the European Community. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Community from time to time to reflect changes in relative values of the underlying currencies. In addition, the Funds may invest in securities quoted or denominated in other currency "baskets."

     INVESTING IN EMERGING MARKETS, INCLUDING ASIA. CORE International Equity, International Equity, Asia Growth and Emerging Markets Equity Funds are intended for long-term investors who can accept the risks associated with investing primarily in equity and equity-related securities of foreign issuers, including Emerging Countries issuers (in the case of Emerging Markets Equity and International Equity Funds) and Asian Companies (as defined in the Prospectus) (in the case of Asia Growth Fund), as well as the risks associated with investments quoted or denominated in foreign currencies. Balanced, Growth and Income, CORE International Equity, Small Cap Equity, Mid Cap Equity and Capital Growth Funds may invest, to a lesser extent, in equity and equity-related securities of foreign issuers; including Emerging Countries issuers. In addition, certain of Balanced, CORE International Equity, International Equity, Emerging Markets Equity and Asia Growth Fund's potential investment and management techniques entail special risks. Asia Growth Fund concentrates on companies that the Advisers believe are taking full advantage of the region's growth and that have the potential for long-term capital appreciation. The Advisers believe that Asia offers an attractive investment environment and that new opportunities will continue to emerge in the years ahead.

     The pace of change in many Emerging Countries, and in particular those in Asia, over the last 10 years has been rapid. Accelerating economic growth in the region has combined with capital market development, high government expenditure, increasing consumer wealth and taxation policies favoring company expansion. As a result, stock market returns in many Emerging Countries have
been relatively attractive.   See "Risk Factors" in the Prospectus.

     Each of the securities markets of the Emerging Countries is less liquid and subject to greater price volatility and has a smaller market capitalization than the U.S. securities markets. Issuers and securities markets in such countries are not subject to as extensive and frequent accounting, financial and other reporting requirements or as comprehensive government regulations as are issuers and securities markets in the U.S. In particular, the assets and profits appearing on the financial statements of Emerging Country issuers may not reflect their financial position or results of operations in the same manner as financial statements for U.S. issuers. Substantially less information may be publicly available about Emerging Country issuers than is available about issuers in the United States.

     Certain of the Emerging Country securities markets are marked by a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors. The markets for securities in certain Emerging Countries are in the earliest stages of their development. Even the markets for relatively widely traded securities in Emerging Countries may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the securities markets of developed countries. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. The limited liquidity of Emerging Country markets may also affect a Fund's ability to accurately value its portfolio securities or to acquire or dispose of securities at the price and time it wishes to do so or in order to meet redemption requests.

     Transaction costs, including brokerage commissions or dealer mark-ups, in Emerging Countries may be higher than in the United States and other developed securities markets. In addition, existing laws and regulations are often inconsistently applied. As legal systems in Emerging Countries develop, foreign investors may be adversely affected by new or amended laws and regulations. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.

     Foreign investment in the securities markets of several of the Asian countries is restricted or controlled to varying degrees. These restrictions may limit a Fund's investment in certain of the Asian countries and may increase the expenses of the Fund. Certain Emerging Countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. In addition, the repatriation of both investment income and capital from several of the Emerging Countries is subject to restrictions such as the need for certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operation of the Balanced, CORE International Equity, International Equity, Emerging Markets Equity and Asia Growth Funds. A Fund may be required to establish special custodial or other arrangements before investing in certain emerging countries.

     Each of the Emerging Countries may be subject to a greater degree of economic, political and social instability than is the case in the United States, Japan and most Western European countries. Such instability may result from, among other things, the following: (i) authoritarian governments or military involvement in political and economic decision making, including changes or attempted changes in governments through extra-constitutional means;
(ii) popular unrest associated with demands for improved political, economic or social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection or conflict. Such economic, political and social instability could disrupt the principal financial markets in which the Funds may invest and adversely affect the value of the Funds' assets.

     The economies of Emerging Countries may differ unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments. Many Emerging Countries have experienced in the past, and continue to experience, high rates of inflation. In certain countries inflation has at times accelerated rapidly to hyperinflationary levels, creating a negative interest rate environment and sharply eroding the value of outstanding financial assets in those countries. The economies of many Emerging Countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners. In addition, the economies of some Emerging Countries are vulnerable to weakness in world prices for their commodity exports.

     A Fund's income and, in some cases, capital gains from foreign stocks and securities will be subject to applicable taxation in certain of the countries in which it invests, and treaties between the U.S. and such countries may not be available in some cases to reduce the otherwise applicable tax rates. See "Taxation."

     Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of a Fund is uninvested and no return is earned on such assets. The inability of a Fund to make intended security purchases or sales due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio securities or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser.

     FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS.   Growth and Income, Mid Cap
Equity, Capital Growth and Small Cap Equity Funds may enter into forward foreign currency exchange contracts for hedging purposes. Balanced, CORE International Equity, International Equity, Emerging Markets Equity and Asia Growth Funds may enter into forward foreign currency exchange contracts for hedging purposes and to seek to increase total return. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are generally charged at any stage for trades.

     At the maturity of a forward contract a Fund may either accept or make delivery of the currency specified in the contract or, at or prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

     A Fund may enter into forward foreign currency exchange contracts in several circumstances. First, when a Fund enters into a contract for the purchase or sale of a security denominated or quoted in a foreign currency, or when a Fund anticipates the receipt in a foreign currency of dividend or interest payments on such a security which it holds, the Fund may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying transactions, the Fund will attempt to protect itself against an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

     Additionally, when the Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of U.S. dollars, the amount of foreign currency approximating the value of some or all of such Fund's portfolio securities quoted or denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Using forward contracts to protect the value of a Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which a Fund can achieve at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the U.S. dollar value of only a portion of a Fund's foreign assets.

     Balanced, CORE International Equity, International Equity, Emerging Markets Equity and Asia Growth Funds may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities quoted or denominated in a different currency if GSAM or GSAMI determines that there is a pattern of correlation between the two currencies. Balanced, CORE International Equity, International Equity, Emerging Markets Equity and Asia Growth Funds may also purchase and sell forward contracts to seek to increase total return when GSAM or GSAMI anticipates that the foreign currency will appreciate or depreciate in value, but securities quoted or denominated in that currency do not present attractive investment opportunities and are not held in the Fund's portfolio.

     A Fund's custodian will place cash or liquid assets into a segregated account of such Fund in an amount equal to the value of the Fund's total assets committed to the consummation of forward foreign currency exchange contracts requiring the Fund to purchase foreign currencies or, in the case of Balanced, CORE International Equity, International Equity, Emerging Markets Equity and Asia Growth Funds forward contracts entered into to seek to increase total return. If the value of the securities placed in the segregated account declines, additional cash or liquid assets will be placed in the account on a daily basis so that the value of the account will equal the amount of a Fund's commitments with respect to such contracts. The segregated account will be marked-to-market on a daily basis. Although the contracts are not presently regulated by the CFTC, the CFTC may in the future assert authority to regulate these contracts. In such event, a Fund's ability to utilize forward foreign currency exchange contracts may be restricted.

     While a Fund will enter into forward contracts to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. Thus, while the Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between a Fund's portfolio holdings of securities quoted or denominated in a particular currency and forward contracts entered into by such Fund. Such imperfect correlation may cause a Fund to sustain losses which will prevent the Fund from achieving a complete hedge or expose the Fund to risk of foreign exchange loss.

      Markets for trading foreign forward currency contracts offer less protection against defaults than is available when trading in currency instruments on an exchange. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive a Fund of unrealized profits or force the Fund to cover its commitments for purchase or resale, if any, at the current market price.

     WRITING AND PURCHASING CURRENCY CALL AND PUT OPTIONS. Each Fund (except CORE U.S. Equity, CORE Large Cap Growth and CORE Small Cap Equity Funds) may write covered put and call options and purchase put and call options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of portfolio securities and against increases in the U.S. dollar cost of securities to be acquired. As with other kinds of option transactions, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received. If and when a Fund seeks to close out an option, the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to a Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies to be written or purchased by a Fund will be traded on U.S. and foreign exchanges or over-the-counter.

     Balanced, CORE International Equity, International Equity, Emerging Markets Equity and Asia Growth Funds may use options on currency to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates for a different currency with a pattern of correlation. In addition, Balanced, International Equity, Emerging Markets Equity and Asia Growth Funds may purchase call options on currency to seek to increase total return when the Adviser anticipates that the currency will appreciate in value, but the securities quoted or denominated in that currency do not present attractive investment opportunities and are not included in the Fund's portfolio.

     A call option written by a Fund obligates a Fund to sell specified currency to the holder of the option at a specified price if the option is exercised at any time before the expiration date. A put option written by a Fund would obligate a Fund to purchase specified currency from the option holder at a specified price if the option is exercised at any time before the expiration date. The writing of currency options involves a risk that a Fund will, upon exercise of the option, be required to sell currency subject to a call at a price that is less than the currency's market value or be required to purchase currency subject to a put at a price that exceeds the currency's market value. For a description of how to cover written put and call options, see "Written Covered Options" above.

     A Fund may terminate its obligations under a call or put option by purchasing an option identical to the one it has written. Such purchases are referred to as "closing purchase transactions." A Fund would also be able to enter into closing sale transactions in order to realize gains or minimize losses on options purchased by the Fund.

     A Fund would normally purchase call options on foreign currency in anticipation of an increase in the U.S. dollar value of currency in which securities to be acquired by a Fund are quoted or denominated. The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified currency at a specified price during the option period. A Fund would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option.

     A Fund would normally purchase put options in anticipation of a decline in the U.S. dollar value of currency in which securities in its portfolio are quoted or denominated ("protective puts"). The purchase of a put option would entitle a Fund, in exchange for the premium paid, to sell specified currency at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the dollar value of a Fund's portfolio securities due to currency exchange rate fluctuations. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying currency or portfolio securities.

     In addition to using options for the hedging purposes described above, Balanced, CORE International Equity, International Equity, Emerging Markets Equity and Asia Growth Funds may use options on currency to seek to increase total return. Balanced, CORE International Equity, International Equity, Emerging Markets Equity and Asia Growth Funds may write (sell) covered put and call options on any currency in order to realize greater income than would be realized on portfolio securities transactions alone. However, in writing covered call options for additional income, Balanced, CORE International Equity, International Equity, Emerging Markets Equity and Asia Growth Funds may forego the opportunity to profit from an increase in the market value of the underlying currency. Also, when writing put options, Balanced, CORE International Equity, International Equity, Emerging Markets Equity and Asia Growth Funds accept, in return for the option premium, the risk that they may be required to purchase the underlying currency at a price in excess of the currency's market value at the time of purchase.

     Balanced, CORE International Equity, International Equity, Emerging Markets Equity and Asia Growth Funds would normally purchase call options to seek to increase total return in anticipation of an increase in the market value of a currency. Balanced, CORE International Equity, International Equity, Emerging Markets Equity and Asia Growth Funds would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs. Otherwise Balanced, CORE International Equity, International Equity, Emerging Markets Equity and Asia Growth Funds would realize either no gain or a loss on the purchase of the call option. Put options may be purchased by a Fund for the purpose of benefiting from a decline in the value of currencies which it does not own. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs. Otherwise the Fund would realize either no gain or a loss on the purchase of the put option.

     SPECIAL RISKS ASSOCIATED WITH OPTIONS ON CURRENCY. An exchange traded options position may be closed out only on an options exchange which provides a secondary market for an option of the same series. Although a Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time.
For some options no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that a Fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the sale of underlying securities pursuant to the exercise of put options. If a Fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying currency (or security quoted or denominated in that currency) until the option expires or it delivers the underlying currency upon exercise.

     There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of the Options Clearing Corporation inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.

     A Fund may purchase and write over-the-counter options to the extent consistent with its limitation on investments in illiquid securities. Trading in over-the-counter options is subject to the risk that the other party will be unable or unwilling to close out options purchased or written by a Fund.

     The amount of the premiums which a Fund may pay or receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option purchasing and writing activities.

CURRENCY SWAPS, MORTGAGE SWAPS, INDEX SWAPS AND INTEREST RATE SWAPS, CAPS,
==========================================================================
FLOORS AND COLLARS
==================

     The Balanced, CORE International Equity, International Equity, Emerging Markets Equity and Asia Growth Funds may, with respect to up to 5% of their net assets, enter into currency swaps for both hedging purposes and to seek to increase total return. In addition, the Balanced and Real Estate Securities Funds may, with respect to 5% of its net assets, enter into mortgage, index and interest rate swaps and other interest rate swap arrangements such as rate caps, floors and collars, for hedging purposes or to seek to increase total return. Currency swaps involve the exchange by a Fund with another party of their respective rights to make or receive payments in specified currencies. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. Index swaps involve the exchange by a Fund with another party of the respective amounts payable with respect to a notional principal amount at interest rates equal to two specified indices. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

     A Fund will enter into interest rate, mortgage and index swaps only on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Interest rate, index and mortgage swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate, index and mortgage swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the other party to an interest rate, index or mortgage swap defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive. In contrast, currency swaps usually involve the delivery of a gross payment stream in one designated currency in exchange for the gross payment stream in another designated currency.
Therefore, the entire payment stream under a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. To the extent that the net amount payable under an interest rate, index or mortgage swap and the entire amount of the payment stream payable by a Fund under a currency swap or an interest rate floor, cap or collar is held in a segregated account consisting of cash or liquid assets the Funds and the Advisers believe that swaps do not constitute senior securities under the Act and, accordingly, will not treat them as being subject to a Fund's borrowing restrictions.

     A Fund will not enter into swap transactions unless the unsecured commercial paper, senior debt or claims paying ability of the other party thereto is considered to be investment grade by the Adviser.

     The use of interest rate, mortgage, index and currency swaps, as well as interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If an Adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of a Fund would be less favorable than it would have been if this investment technique were not used. The staff of the SEC currently take the position that swaps, caps, floors and collars are illiquid and thus subject to a Fund's 15% limitation on investments in illiquid securities.

LENDING OF PORTFOLIO SECURITIES
===============================

     Each Fund may lend portfolio securities. Under present regulatory policies, such loans may be made to institutions such as brokers or dealers and would be required to be secured continuously by collateral in cash, cash equivalents or U.S. Government securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. A Fund would be required to have the right to call a loan and obtain the securities loaned at any time on five days' notice. For the duration of a loan, a Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation from investment of the collateral. A Fund would not have the right to vote any securities having voting rights during the existence of the loan, but a Fund would call the loan in anticipation of an important vote to be taken among holders of the securities or the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit there are risks of delay in recovering, or even loss of rights in, the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by the Advisers to be of good standing, and when, in the judgment of the Advisers, the consideration which can be earned currently from securities loans of this type justifies the attendant risk. If the Advisers determine to make securities loans, it is intended that the value of the securities loaned would not exceed one-third of the value of the total assets of a Fund.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS
==============================================

     Each Fund may purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis. These transactions involve a commitment by a Fund to purchase or sell securities at a future date. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges. A Fund will purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or negotiate a commitment after entering into it. A Fund may realize a capital gain or loss in connection with these transactions. For purposes of determining a Fund's duration, the maturity of when-issued or forward commitment securities will be calculated from the commitment date. A Fund is required to hold and maintain in a segregated account with the Fund's custodian until three days prior to the settlement date, cash and liquid assets in an amount sufficient to meet the purchase price. Alternatively, a Fund may enter into offsetting contracts for the forward sale of other securities that it owns. Securities purchased or sold on a when-issued or forward commitment basis involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date.

INVESTMENT IN UNSEASONED COMPANIES
==================================

     Each Fund may invest up to 5% of its net assets, calculated at the time of purchase, in companies (including predecessors) which have operated less than three years, except that this limitation does not apply to debt securities which have been rated investment grade or better by at least one nationally recognized statistical rating organization. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

OTHER INVESTMENT COMPANIES
==========================

     A Fund reserves the right to invest up to 5% of its net assets in the securities of other investment companies but may not acquire more than 3% of the voting securities of any other investment company. Pursuant to an exemptive order obtained from the SEC, the Funds may invest in money market funds for which an Adviser or any of its affiliates serves as investment adviser. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests in addition to the advisory and administration fees paid by the Fund. However, to the extent that the Fund invests in a money market fund for which an Adviser or any of its affiliates acts as adviser, the advisory and administration fees payable by the Fund to an Adviser will be reduced by an amount equal to the Fund's proportionate share of the advisory and administration fees paid by such money market fund to the Adviser.

REPURCHASE AGREEMENTS
=====================

     Each Fund may enter into repurchase agreements with selected broker-dealers, banks or other financial institutions. A repurchase agreement is an arrangement under which a Fund purchases securities and the seller agrees to repurchase the securities within a particular time and at a specified price. Custody of the securities is maintained by a Fund's custodian. The repurchase price may be higher than the purchase price, the difference being income to a Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a Fund together with the repurchase price on repurchase. In either case, the income to a Fund is unrelated to the interest rate on the security subject to the repurchase agreement.

     For purposes of the Act and generally for tax purposes, a repurchase agreement is deemed to be a loan from a Fund to the seller of the security. For other purposes, it is not clear whether a court would consider the security purchased by a Fund subject to a repurchase agreement as being owned by a Fund or as being collateral for a loan by a Fund to the seller. In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, a Fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. If the court characterizes the transaction as a loan and a Fund has not perfected a security interest in the security, a Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Fund would be at risk of losing some or all of the principal and interest involved in the transaction.

     As with any unsecured debt instrument purchased for a Fund, the Advisers seek to minimize the risk of loss from repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the security. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. However, if the market value of the security subject to the repurchase agreement becomes less than the repurchase price (including accrued interest), a Fund will direct the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price. Certain repurchase agreements which provide for settlement in more than seven days can be liquidated before the nominal fixed term on seven days or less notice. Such repurchase agreements will be regarded as liquid instruments.

     In addition, a Fund, together with other registered investment companies having advisory agreements with the Advisers or their affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

                            INVESTMENT RESTRICTIONS

     The following investment restrictions have been adopted by the Trust as fundamental policies that cannot be changed without the affirmative vote of the holders of a majority (as defined in the Act) of the outstanding voting securities of the affected Fund. The investment objective of each Fund and all other investment policies or practices of each Fund are considered by the Trust not to be fundamental and accordingly may be changed without shareholder approval. See "Investment Objectives and Policies" in the Prospectus. For purposes of the Act, "majority" means the lesser of (a) 67% or more of the shares of the Trust or a Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust or a Fund are present or represented by proxy, or (b) more than 50% of the shares of the Trust or a Fund. For purposes of the following limitations, any limitation which involves a maximum percentage shall not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by, a Fund. With respect to the Funds' fundamental investment restriction no. 3, asset coverage of at least 300% (as defined in the Act), inclusive of any amounts borrowed, must be maintained at all times.

       A Fund may not:

          (1) make any investment inconsistent with the Fund's classification as a diversified company under the Investment Company Act of 1940, as amended (the "Act"). This restriction does not, however, apply to any Fund classified as a non-diversified company under the Act.

          (2) invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (other than the Goldman Sachs Real Estate Securities Fund, which will invest at least 25% or more of its total assets in the real estate industry) (excluding the U.S. Government or any of its agencies or instrumentalities).

          (3) borrow money, except (a) the Fund may borrow from banks (as defined in the Act) or through reverse repurchase agreements in amounts up to 33-1/3% of its total assets (including the amount borrowed), (b) the Fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (c) the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, (d) the Fund may purchase securities on margin to the extent permitted by applicable law and (e) the Fund may engage transactions in mortgage dollar rolls which are accounted for as financings.

          (4) make loans, except through (a) the purchase of debt obligations in accordance with the Fund's investment objective and policies,
               (b) repurchase agreements with banks, brokers, dealers and other financial institutions, and (c) loans of securities as permitted by applicable law.

          (5) underwrite securities issued by others, except to the extent that the sale of portfolio securities by the Fund may be deemed to be an underwriting.

          (6) purchase, hold or deal in real estate, although a Fund may purchase and sell securities that are secured by real estate or interests therein, securities of real estate investment trusts and mortgage-related securities and may hold and sell real estate acquired by a Fund as a result of the ownership of securities.

          (7) invest in commodities or commodity contracts, except that the Fund may invest in currency and financial instruments and contracts that are commodities or commodity contracts.

          (8) issue senior securities to the extent such issuance would violate applicable law.

     Each Fund may, notwithstanding any other fundamental investment restriction or policy, invest some or all of its assets in a single open-end investment company or series thereof with substantially the same investment objective, restrictions and policies as the Fund.

     In addition to the fundamental policies mentioned above, the Trustees have adopted the following non-fundamental policies which can be changed or amended by action of the Trustees without approval of shareholders.

     A Fund may not:

     (a) Invest in companies for the purpose of exercising control or management.

     (b) Invest more than 15% of the Fund's net assets in illiquid investments including repurchase agreements maturing in more than seven days, securities which are not readily marketable and restricted securities not eligible for resale pursuant to Rule 144A under the 1933 Act.

     (c) Purchase additional securities if the Fund's borrowings (excluding covered mortgage dollar rolls) exceed 5% of its net assets.

     (d)  Make short sales of securities, except short sales against the box.

                                   MANAGEMENT

     Information pertaining to the Trustees and officers of the Trust is set forth below. Trustees and officers deemed to be "interested persons" of the Trust for purposes of the Act are indicated by an asterisk.

NAME, AGE                POSITIONS      PRINCIPAL OCCUPATION(S)
AND ADDRESS              WITH TRUST     DURING PAST 5 YEARS
-----------              ----------     -------------------
Ashok N. Bakhru, 53      Chairman       Executive Vice President- Finance and
1325 Ave. of Americas    & Trustee      Administration and Chief Financial Officer,
New York, NY 10019                      Coty Inc. (since April 1996); President,
                                        ABN Associates (June 1994 through March
                                        1996); Senior Vice President of Scott
                                        Paper Company until June 1994; Director
                                        of Arkwright Mutual Insurance Company;
                                        Trustee of International House of
                                        Philadelphia; Member of Cornell
                                        University Council; Trustee of the Walnut
                                        Street Theater.

*David B. Ford, 51       Trustee        Managing Director, Goldman Sachs (since 1996);
One New York Plaza                      General Partner, Goldman Sachs (1986-1996);
New York, NY 10004                      Co-Head of Goldman Sachs Asset Management
                                        (since December 1994).

*Douglas C. Grip, 35      Trustee       Vice President, Goldman Sachs (since May 1996);
One New York Plaza        & President   President, MFS Retirement Services Inc., of
New York, NY 10004                      Massachusetts Financial Services (prior thereto).

*John P. McNulty, 44      Trustee       Managing Director, Goldman Sachs (since 1996);
One New York Plaza                      General Partner of Goldman Sachs (1990-1994
New York, NY 10004                      and 1995-1996); Co-Head of Goldman Sachs Asset
                                        Management (since November 1995); Limited Partner
                                        of Goldman Sachs (1994 to November 1995).

Mary P. McPherson, 60     Trustee       President of Bryn Mawr College (since 1978);
Taylor Hall                             Director of Josiah Macy, Jr, Foundation (since
Bryn Mawr, PA 19010                     1977); Director of the Philadelphia Contributionship
                                        (since 1985); Director of Amherst College
                                        (since 1986); Director of Dayton Hudson
                                        Corporation (since 1988); Director of the
                                        Spencer Foundation (since 1993); and member
                                        of PNC Advisory Board (since 1993).

NAME, AGE                     POSITIONS      PRINCIPAL OCCUPATION(S)
AND ADDRESS                   WITH TRUST     DURING PAST 5 YEARS
-----------                   ----------     -------------------
*Alan A. Shuch, 48            Trustee        Limited Partner, Goldman Sachs (since 1994);
One New York Plaza                           Director and Vice President of Goldman Sachs
New York, NY  10004                          Funds Management Inc. (from April 1990 to
                                             November 1994); President and Chief Operating
                                             Officer, GSAM (from September 1988 to November 1994).

Jackson W. Smart, 66          Trustee        Chairman, Executive Committee, First
One Northfield Plaza # 218                   Commonwealth, Inc. (a managed dental care
Northfield, IL  60093                        company, since January 1996); Chairman and Chief
                                             Executive Officer, MSP Communications Inc. (a company
                                             engaged in radio broadcasting) (since November 1988),
                                             Director, Federal Express Corporation (since 1976),
                                             Evanston Hospital Corporation (since 1980), First
                                             Commonwealth, Inc. (since 1988) and North American
                                             Private Equity Group (a venture capital fund).

William H. Springer, 67       Trustee        Vice Chairman and Chief Financial and
701 Morningside Drive                        Administrative Officer, (February 1987 to June
Lake Forest, IL  60045                       1991) of Ameritech (a telecommunications holding company;
                                             Director, Walgreen Co. (a retail drug store business);
                                             Director of Baker, Fentress & Co. (a closed-end,
                                             non-diversified management investment company)
                                             (April 1992 to present).

Richard P. Strubel, 57        Trustee        Managing Director, Tandem Partners, Inc.
70 West Madison St. Ste 1400                 (since 1990); President and Chief Executive Officer,
Chicago, IL  60602                           Microdot, Inc. (a diversified manufacturer of fastening
                                             systems and connectors) (January 1984 to October 1994).

*Scott M. Gilman, 37          Treasurer      Director, Mutual Funds Administration,
One New York Plaza                           Goldman Sachs Asset Management (since April 1994);
New York, NY  10004                          Assistant Treasurer, Goldman Sachs Funds Management, Inc.
                                             (since March 1993); Vice President, Goldman Sachs
                                             (since March 1990).

*John M. Perlowski, 32        Assistant      Vice President, Goldman Sachs (since July 1995);
One New York Plaza            Treasurer      Director, Investors Bank and Trust, November 1993
New York, NY 10004                           to July 1995); Audit Manager of Arthur Andersen LLP (prior thereto).

*Pauline Taylor, 50           Vice           Vice President of Goldman Sachs (since June
4900 Sears Tower              President      1992);  Director Shareholder Servicing
Chicago, IL  60606                           (since June 1992).


NAME, AGE                    POSITIONS         PRINCIPAL OCCUPATION(S)
AND ADDRESS                  WITH TRUST        DURING PAST 5 YEARS
-----------                  ----------        -------------------
*John W. Mosior, 58          Vice              Vice President, Goldman Sachs and Manager
4900 Sears Tower              President        of Shareholder Servicing of GSAM (since
Chicago, IL  60606                             November 1989).

*Nancy L. Mucker, 47         Vice              Vice President, Goldman Sachs (since April
4900 Sears Tower              President        1985); Manager of Shareholder Servicing of
Chicago, IL  60606                             GSAM since November 1989).

*Michael J. Richman, 36      Secretary         Associate General Counsel of Goldman Sachs Asset
85 Broad Street                                Management (since February 1994);
New York, NY  10004                            Vice President and Assistant General Counsel
                                               of Goldman Sachs (since June 1992); Counsel
                                               to the Funds Group, GSAM (since June 1992);
                                               Partner, Hale and Dorr (September 1991 to
                                               June 1992).

*Howard B. Surloff, 31       Assistant         Assistant General Counsel and Vice President,
85 Broad Street               Secretary        Goldman Sachs (since November 1993 and May
New York, NY  10004                            1994 respectively); Counsel to the Funds Group,
                                               Goldman Sachs Asset Management (since November 1993);
                                               Associate of Shereff Friedman, Hoffman & Goodman (prior thereto).

*Valerie A. Zondorak, 31     Assistant         Vice President, Goldman Sachs (since March
85 Broad Street               Secretary        1997); Counsel to the Funds Group, Goldman
New York, New York 10004                       Sachs Asset Management (since March 1997);
                                               Associate of Shereff Friedman, Hoffman &
                                               Goodman (prior thereto).

*Steven E. Hartstein, 33     Assistant         Legal Products Analyst, Goldman Sachs (June
85 Broad Street               Secretary        1993 to present); Funds Compliance Officer,
New York, NY  10004                            Citibank Global Asset Management (August 1991
                                               to June 1993).

*Deborah Farrell, 25         Assistant         Administrative Assistant, Goldman Sachs since
85 Broad Street               Secretary        January 1994.  Formerly at Cleary Gottlieb, Steen
New York, NY 10004                             and Hamilton.

*Kaysie P. Uniacke, 36       Assistant         Vice President and Senior Portfolio Manager,
One New York Plaza            Secretary         Goldman Sachs Asset Management (since 1988).
New York, NY 10004

NAME, AGE                POSITIONS      PRINCIPAL OCCUPATION(S)
AND ADDRESS              WITH TRUST     DURING PAST 5 YEARS
-----------              ----------     -------------------
*Elizabeth D.
Anderson, 2 7            Assistant      Portfolio Manager, GSAM (since April 1996);
One New York Plaza        Secretary     Junior Portfolio Manager, Goldman Sachs
New York, NY 10004                      Asset Management (since 1993); Funds Trading
                                        Assistant, GSAM (1993-1995); Compliance Analyst,
                                        Prudential Insurance (1991-1993).

     As of March 24, 1997, the Trustees and officers of the Trust as a group owned less than 1% of the outstanding shares of beneficial interest of each Fund.

     The Trust pays each Trustee, other than those who are "interested persons" of Goldman Sachs, a fee for each Trustee meeting attended and an annual fee. Such Trustees are also reimbursed for travel expenses incurred in connection with attending such meetings.

The following table sets forth certain information with respect to the compensation of each Trustee of the Trust (or its predecessors) for the one-year period ended January 31, 1997:

                                                 Pension or               Total
                                                 Retirement        Compensation
                                                   Benefits  from Goldman Sachs
                             Aggregate           Accrued as        Mutual Funds
                          Compensation              Part of      (including the
Name of Trustee         from the Funds***   Funds' Expenses              Funds)*
----------------------  ------------------  ---------------  ------------------

Paul C. Nagel, Jr.**                $3,775               $0             $62,450
Ashok N. Bakhru                      3,969                0              69,299
Marcia L. Beck                           0                0                   0
David B. Ford                            0                0                   0
Douglas C. Grip                          0                0                   0
Alan A. Shuch                            0                0                   0
Jackson W. Smart                     3,388                0              58,954
William H. Springer                  3,388                0              58,954
Richard P. Strubel                   3,388                0              58,954

______________

     * The Goldman Sachs Mutual Funds consisted of 29 mutual funds on January 31, 1997.

    **    Retired as of June 30, 1996.

   *** Effective May 1, 1997, the Funds were reorganized from series of Goldman Sachs Equity Portfolios, Inc. (the "Corporation") into the Trust. The amounts shown in the column reflect compensation paid to the Trustees by the Corporation.

MANAGEMENT SERVICES
===================

     As stated in the Funds' Prospectus, GSFM, One New York Plaza, New York, New York, a Delaware limited partnership and an affiliate of Goldman Sachs, 85 Broad Street, New York, New York, serves as investment adviser to CORE U.S. Equity and Capital Growth Funds. GSAM, One New York Plaza, New York, New York, a separate operating division of Goldman Sachs, serves as investment adviser to Balanced, Growth and Income, CORE Large Cap Growth, CORE Small Cap Equity, CORE International Equity, Real Estate Securities, Mid Cap Equity and Small Cap Equity Funds. GSAMI, 133 Peterborough Court, London, England, EC4A 2BB serves as investment adviser to International Equity, Emerging Markets Equity and Asia Growth Funds. See "Management" in the Funds' Prospectus for a description of the applicable Adviser's duties to the Funds.

     Founded in 1869, Goldman Sachs is among the oldest and largest investment banking firms in the United States. Goldman Sachs is a leader in developing portfolio strategies and in many fields of investing and financing, participating in financial markets worldwide and serving individuals, institutions, corporations and governments. Goldman Sachs is also among the principal market sources for current and thorough information on companies, industrial sectors, markets, economies and currencies, and trades and makes markets in a wide range of equity and debt securities 24-hours a day. The firm is headquartered in New York and has offices throughout the U.S. and in Beijing, Frankfurt, George Town, Hong Kong, London, Madrid, Mexico City, Milan, Montreal, Osaka, Paris, Sao Paulo, Seoul, Shanghai, Singapore, Sydney, Taipei, Tokyo, Toronto, Vancouver and Zurich. It has trading professionals throughout the United States, as well as in London, Tokyo, Hong Kong and Singapore. The active participation of Goldman Sachs in the world's financial markets enhances its ability to identify attractive investments.

     The Advisers are able to draw on the substantial research and market expertise of Goldman Sachs whose investment research effort is one of the largest in the industry. With an annual equity research budget approaching $160 million, the Goldman Sachs Global Investment Research Department covers approximately 1,700 companies, including approximately 1,000 U.S. corporations in 60 industries. The in-depth information and analyses generated by Goldman Sachs' research analysts are available to the Advisers. For more than a decade, Goldman Sachs has been among the top-ranked firms in Institutional Investor's annual "All-America Research Team" survey. In addition, many of Goldman Sachs' economists, securities analysts, portfolio strategists and credit analysts have consistently been highly ranked in respected industry surveys conducted in the U.S. and abroad. Goldman Sachs is also among the leading investment firms using quantitative analytics (now used by a growing number of investors) to structure and evaluate portfolios.

     In managing the Funds, the Advisers have access to Goldman Sachs' economics research. The Economics Research Department conducts economic, financial and currency markets research which analyzes economic trends and interest and exchange rate movement worldwide. The Economics Research Department tracks factors such as inflation and money supply figures, balance of trade figures, economic growth, commodity prices, monetary and fiscal policies, and political events that can influence interest rates and currency trends. The success of Goldman Sachs' international research team has brought wide recognition to its members. The team has earned top rankings in the Institutional Investor's annual "All British Research Team Survey" in the following categories:
Economics (U.K.) 1986-1993; Economics/International 1989-1993; and Currency Forecasting 1986-1993. In addition, the team has also earned top rankings in the annual "Extel Financial Survey" of U.K. investment managers in the following categories: U.K. Economy 1989-1995; International Economies 1986, 1988-1995; and Currency Movements 1986-1993.

     In allocating assets among foreign countries and currencies for the Funds which can invest in foreign securities (in particular, the CORE International Equity, International Equity, Emerging Markets Equity and Asia Growth Funds), the Advisers will have access to the Global Asset Allocation Model. The model is based on the observation that the prices of all financial assets, including foreign currencies, will adjust until investors globally are comfortable holding the pool of outstanding assets. Using the model, the Advisers will estimate the total returns from each currency sector which are consistent with the average investor holding a portfolio equal to the market capitalization of the financial assets among those currency sectors. These estimated equilibrium returns are then combined with the expectations of Goldman Sachs' research professionals to produce an optimal currency and asset allocation for the level of risk suitable for a Fund given its investment objectives and criteria.

     Each Fund's management agreement provides that the Advisers may render similar services to others as long as the services provided by the Advisers thereunder are not impaired thereby.

     The CORE Small Cap Equity, CORE International Equity and Real Estate Securities Funds management agreements were initially approved by the Trustees, including a majority of the non-interested Trustees (as defined below) who are not parties to the management agreement, on July 22, 1997. The CORE Large Cap Growth and Emerging Markets Equity Funds management agreements were initially approved by the Trustees, including a majority of the non-interested Trustees (as defined below) who are not parties to the management agreement, on April 23, 1997. The other Funds' management agreements were most recently approved by the Trustees, including a majority of the Trustees who are not parties to the management agreement or "interested persons" (as such term is defined in the Act) of any party thereto (the "non-interested Trustees"), on April 23, 1997. These arrangements were most recently approved by the shareholders of each Fund (other than CORE Large Cap Growth, CORE Small Cap Equity, CORE International Equity, Real Estate Securities and Emerging Markets Equity Funds) on April 21, 1997. The sole shareholder of the CORE Large Cap Growth Fund approved these arrangements on April 30, 1997. Each management agreement will remain in effect until June 30, 1998 from year to year thereafter provided such continuance is specifically approved at least annually by (a) the vote of a majority of the outstanding voting securities of such Fund or a majority of the Trustees, and
(b) the vote of a majority of the non-interested Trustees, cast in person at a meeting called for the purpose of voting on such approval. Each management agreement will terminate automatically if assigned (as defined in the Act) and is terminable at any time without penalty by the Trustees or by vote of a majority of the outstanding voting securities of the affected Fund on 60 days' written notice to the Adviser and by the Adviser on 60 days' written notice to the Trust.

     Pursuant to the management agreements the Advisers are entitled to receive the fees listed below, payable monthly of such Fund's average daily net assets. In addition, the Advisers voluntarily agreed to limit its management fee to an annual rate also listed below:

                                   Management    Management
                                     With Fee   Without Fee
Fund                              Limitations   Limitations
----                              ------------  ------------

GSAM
Balanced Fund                            0.65%         0.65%
Growth and Income Fund                   0.70%         0.70%
CORE Large Cap Growth Fund               0.60%         0.75%
CORE Small Cap Equity Fund               ____%         ____%
CORE International Equity Fund           ____%         ____%
Mid Cap Equity Fund                      0.75%         0.75%
Small Cap Equity Fund                    1.00%         1.00%
Real Estate Securities Fund              ____%         ____%

GSFM
CORE U.S. Equity Fund                    0.75%         0.59%
Capital Growth Fund                      1.00%         1.00%

GSAMI
International Equity Fund                1.00%         0.89%
Emerging Markets Equity Fund             1.20%         1.10%
Asia Growth Fund                         1.00%         0.86%


     GSAM, GSFM and GSAMI may discontinue or modify the above limitations in the future at their discretion, although they have no current intention to do so.

     Prior to May 1, 1997, the Funds then in operation had separate investment advisory (and subadvisory, in the case of the International Equity Fund) and administration agreements. Effective May 1, 1997, the services under such agreements were combined in the management agreement. The services required to be performed for the Funds and the combined advisory (and subadvisory, in the case of the International Equity Fund) and administration fees payable by the Funds under the former advisory (and subadvisory, in the case of the International Equity Fund) and administration agreements are identical to the services and fees under the management agreement.

     For the last three fiscal years the amounts of the combined investment advisory (and subadvisory, in the case of the International Equity Fund) and administration fees incurred by each Fund then in existence were as follows:

                                         1997               1996               1995
                                     =============      =============      =============

Balanced Fund                        $     402,183      $     193,041      $       8,858
Growth and Income Fund                   3,541,318          2,225,553            790,893
CORE U.S. Equity Fund                    1,667,381/3/         817,563/3/         693,383/2/
CORE Large Cap Growth Fund/1/                  N/A                N/A                N/A
CORE Small Cap Equity Fund/1/                  N/A                N/A                N/A
CORE International Equity Fund/1/              N/A                N/A                N/A
Capital Growth Fund                      8,697,265          9,335,745          8,724,828
Mid Cap Equity Fund/4/                     964,945            489,043                N/A
International Equity Fund                4,124,076/3/       2,794,872/2/       3,186,509/2/
Small Cap Equity Fund                    2,130,703          2,908,839          3,385,899
Emerging Market Equity Fund/1/                 N/A                N/A                N/A
Asia Growth Fund                         2,221,857/3/       1,563,641/2/         553,084/2/
Real Estate Securities Fund/1/                 N/A                N/A                N/A

----------------------------
1    Not Operational.
2 Does not give effect to the agreement (which was not in effect during such fiscal years) by GSFM, GSAM and GSAMI to limit management fees to 0.59%, 0.89% and 0.86%, respectively of CORE U.S. Equity, International Equity and Asia Growth Fund's average daily net assets.
3 Gives effect to the agreement (which was in effect as of June 15, 1995) by GSFM to limit management fees to 0.59%, 0.89% and 0.86%, respectively, of the CORE U.S. Equity, International Equity and Asia Growth Fund's average daily net assets. For the fiscal year ended January 31, 1996, had limitations not been in effect, CORE U.S. Equity Fund would have paid $1,019,639 in investment management fees. For the fiscal year ended January 31, 1997, had limitations not been in effect, CORE U.S. Equity, International Equity and Asia Growth Funds
     would have paid $2,119,552, $4,638,203 and $2,583,555, respectively, in investment management fees.
4    Commenced operations on August 1, 1995.

     Under the Management Agreement, each Adviser also: (i) supervises all non-advisory operations of each Fund that it advisers; (ii) provides personnel to perform such executive, administrative and clerical services as are reasonably necessary to provide effective administration of each Fund; (iii) arranges for at each Fund's expense (a) the preparation of all required tax returns, (b) the preparation and submission of reports to existing shareholders, (c) the periodic updating of prospectuses and statements of additional information and (d) the preparation of reports to be filed with the SEC and other regulatory authorities; (iv) maintains each Fund's records; and (v) provides office space and all necessary office equipment and services.


     ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS. The involvement of the Advisers and Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to the Funds or impede their investment activities.

     Goldman Sachs and its affiliates, including, without limitation, the Advisers and their advisory affiliates, have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) which have investment objectives similar to those of the Funds and/or which engage in transactions in the same types of securities, currencies and instruments as the Funds. Goldman Sachs and its affiliates are major participants in the global currency, equities, swap and fixed income markets, in each case both on a proprietary basis and for the accounts of customers. As such, Goldman Sachs and its affiliates are actively engaged in transactions in the same securities, currencies and instruments in which the Funds invest. Such activities could affect the prices and availability of the securities, currencies and instruments in which the Funds will invest, which could have an adverse impact on each Fund's performance. Such transactions, particularly in respect of proprietary accounts or customer accounts other than those included in the Advisers' and their advisory affiliates' asset management activities, will be executed independently of the Funds' transactions and thus at prices or rates that may be more or less favorable. When the Advisers and their advisory affiliates seek to purchase or sell the same assets for their managed accounts, including the Funds, the assets actually purchased or sold may be allocated among the accounts on a basis determined in its good faith discretion to be equitable. In some cases, this system may adversely affect the size or the price of the assets purchased or sold for the Funds.

     From time to time, the Funds' activities may be restricted because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for example, when the Advisers and/or their affiliates will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which the Advisers and/or their affiliates are performing services or when position limits have been reached.

     In connection with their management of the Funds, the Advisers may have access to certain fundamental analysis and proprietary technical models developed by Goldman Sachs and other affiliates. The Advisers will not be under any obligation, however, to effect transactions on behalf of the Funds in accordance with such analysis and models. In addition, neither Goldman Sachs nor any of its affiliates will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Funds and it is not anticipated that the Advisers will have access to such information for the purpose of managing the Funds. The proprietary activities or portfolio strategies of Goldman Sachs and its affiliates or the activities or strategies used for accounts managed by them or other customer accounts could conflict with the transactions and strategies employed by the Advisers in managing the Funds.

     The results of each Fund's investment activities may differ significantly from the results achieved by the Advisers and their affiliates for their proprietary accounts or accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that Goldman Sachs and its affiliates and such other accounts will achieve investment results which are substantially more or less favorable than the results achieved by a Fund. Moreover, it is possible that a Fund will sustain losses during periods in which Goldman Sachs and its affiliates achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible.

     The investment activities of Goldman Sachs and its affiliates for their proprietary accounts and accounts under their management may also limit the investment opportunities for the Fund in certain emerging markets in which limitations are imposed upon the aggregate amount of investment, in the aggregate or individual issuers, by affiliated foreign investors.

     An investment policy committee which may include partners of Goldman Sachs and its affiliates may develop general policies regarding a Fund's activities but will not be involved in the day-to-day management of such Fund. In such instances, those individuals may, as a result, obtain information regarding the Fund's proposed investment activities which is not generally available to the public. In addition, by virtue of their affiliation with Goldman Sachs, any such member of an investment policy committee will have direct or indirect interests in the activities of Goldman Sachs and its affiliates in securities and investments similar to those in which the Fund invests.

     In addition, certain principals and certain of the employees of the Advisers are also principals or employees of Goldman Sachs or their affiliated entities. As a result, the performance by these principals and employees of their obligations to such other entities may be a consideration of which investors in the Funds should be aware.

     Each Adviser may enter into transactions and invest in currencies or instruments on behalf of a Fund in which customers of Goldman Sachs serve as the counterparty, principal or issuer. In such cases, such party's interests in the transaction will be adverse to the interests of a Fund, and such party may have no incentive to assure that the Funds obtain the best possible prices or terms in connection with the transactions. Goldman Sachs and its affiliates may also create, write or issue derivative instruments for customers of Goldman Sachs or its affiliates, the underlying securities or instruments of which may be those in which a Fund invests or which may be based on the performance of a Fund. The Funds may, subject to applicable law, purchase investments which are the subject of an underwriting or other distribution by Goldman Sachs or its affiliates and may also enter transactions with other clients of Goldman Sachs or its affiliates where such other clients have interests adverse to those of the Funds. At times, these activities may cause departments of the Firm to give advice to clients that may cause these clients to take actions adverse to the interests of the client. To the extent affiliated transactions are permitted, the Funds will deal with Goldman Sachs and its affiliates on an arms-length basis.

     Each Fund will be required to establish business relationships with its counterparties based on the Fund's own credit standing. Neither Goldman Sachs nor its affiliates will have any obligation to allow their credit to be used in connection with a Fund's establishment of its business relationships, nor is it expected that a Fund's counterparties will rely on the credit of Goldman Sachs or any of its affiliates in evaluating the Fund's creditworthiness.

     From time to time, Goldman Sachs or any of its affiliates may, but is not required to, purchase and hold shares of a Fund in order to increase the assets of the Fund. Increasing a Fund's assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Fund's expense ratio. Goldman Sachs reserves the right to redeem at any time some or all of the shares of a Fund acquired for its own account. A large redemption of shares of a Fund by Goldman Sachs could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund's investment flexibility, portfolio diversification and expense ratio. Goldman Sachs will consider the effect of redemptions on a Fund and other shareholders in deciding whether to redeem its shares.

     It is possible that a Fund's holdings will include securities of entities for which Goldman Sachs performs investment banking services as well as securities of entities in which Goldman Sachs makes a market. From time to time, Goldman Sachs' activities may limit the Funds' flexibility in purchases and sales of securities. When Goldman Sachs is engaged in an underwriting or other distribution of securities of an entity, the Advisers may be prohibited from purchasing or recommending the purchase of certain securities of that entity for the Funds.


DISTRIBUTOR AND TRANSFER AGENT
==============================

     Goldman Sachs serves as the exclusive distributor of shares of the Funds pursuant to a "best efforts" arrangement as provided by a distribution agreement with the Trust on behalf of each Fund. Pursuant to the distribution agreement, after the Prospectus and periodic reports have been prepared, set in type and mailed to shareholders, Goldman Sachs will pay for the printing and distribution of copies thereof used in connection with the offering to prospective investors. Goldman Sachs will also pay for other supplementary sales literature and advertising costs. Goldman Sachs may enter into sales agreements with certain investment dealers and other financial service firms (the "Authorized Dealers") to solicit subscriptions for Class A, Class B and Class C Shares of the Funds. Goldman Sachs receives a portion of the sales charge imposed on the sale, in the case of Class A Shares, or redemption in the case of Class B and Class C Shares, of such Fund shares. No Class B Shares were outstanding during the fiscal years ended January 31, 1995 and 1996. No Class C Shares were outstanding during the fiscal years ended January 31, 1995, 1996 and 1997.

     Goldman Sachs retained the following commissions on sales of Class A and Class B Shares during the following periods:

                                        1997       1996      1995
                                     ==========  ========  ========

Balanced Fund                        $   94,000  $ 28,000  $ 14,000
Growth and Income Fund                  555,000   771,000   361,000
CORE U.S. Equity Fund                   380,000   108,000    58,000
CORE Large Cap Growth Fund/1/               N/A       N/A       N/A
CORE Small Cap Equity Fund/1/               N/A       N/A       N/A
CORE International Equity Fund/1/           N/A       N/A       N/A
Capital Growth Fund                     323,000   523,000   815,000
International Equity Fund             1,563,000   211,000   660,000
Small Cap Equity Fund                   219,000   202,000   868,000
Emerging Market Equity Fund/1/              N/A       N/A       N/A
Asia Growth Fund                      1,397,000   507,000   829,000
Real Estate Securities Fund/1/       N/A              N/A  N/A

______________________________

1    Not operational.


     Goldman Sachs serves as the Trust's transfer agent. Under its transfer agency agreement with the Trust, Goldman Sachs has undertaken with the Trust to
(i) record the issuance, transfer and redemption of shares, (ii) provide confirmations of purchases and redemptions, and quarterly statements, as well as certain other statements, (iii) provide certain information to the Trust's custodian and the relevant sub-custodian in connection with redemptions, (iv) provide dividend crediting and certain disbursing agent services, (v) maintain shareholder accounts, (vi) provide certain state Blue Sky and other information,
(vii) provide shareholders and certain regulatory authorities with tax related information, (viii) respond to shareholder inquiries, and (ix) render certain other miscellaneous services. As compensation for the services rendered to the Trust by Goldman Sachs as transfer agent and the assumption by Goldman Sachs of the expenses related thereto. For the last three fiscal years the amounts paid to Goldman Sachs by each Fund then in existence for transfer agency services performed were as follows:

                                      Class A & B     Class A      Class A
                                          1997          1996         1995
                                      ===========     ========     ========
Balanced Fund                           $148,576      $ 72,067     $ 20,000
Growth and Income Fund                   870,527       542,671      262,158
CORE U.S. Equity Fund                    319,246       103,682      151,230
CORE Large Cap Growth Fund/1/                N/A           N/A          N/A
CORE Small Cap Equity Fund/1/                N/A           N/A          N/A
CORE International Equity Fund/1/            N/A           N/A          N/A
Capital Growth Fund                      908,310       549,844      694,014
International Equity Fund                586,243       129,313      481,169
Small Cap Equity Fund                    511,883       254,292      600,618
Emerging Markets Equity Fund/1/              N/A           N/A          N/A
Asia Growth Fund                         385,114       192,097      120,000
Real Estate Securities Fund/1/               N/A           N/A          N/A

                                      Institutional Shares      Service Shares  Institutional Shares
                                            1997                     1997              1996
                                      ====================      ==============  ====================
Balanced Fund/1/                           $    N/A               $    N/A          $    N/A
Growth and Income Fund                           15                    488               N/A
CORE U.S. Equity Fund/2/                        N/A                    N/A            11,571
CORE Large Cap Growth Fund/1/                   N/A                    N/A               N/A
CORE Small Cap Equity Fund/1/                   N/A                    N/A               N/A
CORE International Equity Fund/1/               N/A                    N/A               N/A
Capital Growth Fund/1/                          N/A                    N/A               N/A
Mid Cap Equity Fund/3/                       51,464                    N/A            26,082
International Equity Fund/2/                    N/A                    N/A               N/A
Small Cap Equity Fund/1/                        N/A                    N/A               N/A
Emerging Markets Equity Fund/1/                 N/A                    N/A               N/A
Asia Growth Fund/2/                             N/A                    N/A               N/A
Real Estate Securities Fund/1/                  N/A                    N/A               N/A

___________________________

1  Not operational.
2  Contractually set to 0.
3  Commenced operations on August 1, 1995.

          The Trust's distribution and transfer agency agreements each provide that Goldman Sachs may render similar services to others so long as the services Goldman Sachs provides thereunder are not impaired thereby. Such agreements also provide that the Trust will indemnify Goldman Sachs against certain liabilities.


EXPENSES
========

          Except as set forth in the Prospectus under "Management," the Trust is responsible for the payment of its expenses. The expenses include, without limitation, the fees payable to the Advisers, the fees and expenses payable to the Trust's custodian and subcustodians, transfer agent fees, brokerage fees and commissions, filing fees for the registration or qualification of the Trust's shares under federal or state securities laws, expenses of the organization of the Trust, fees and expenses incurred by the Trust in connection with membership in investment company organizations, taxes, interest, costs of liability insurance, fidelity bonds or indemnification, any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against, the Trust for violation of any law, legal and auditing fees and expenses (including the cost of legal and certain accounting services rendered by employees of GSAM, GSAMI and Goldman Sachs with respect to the Trust), expenses of preparing and setting in type prospectuses, statements of additional information, proxy material, reports and notices and the printing and distributing of the same to the Trust's shareholders and regulatory authorities, any expenses assumed by a Fund pursuant to its distribution, authorized dealer, service and administration plans, compensation and expenses of its "non-interested" Trustees and extraordinary expenses, if any, incurred by the Trust. Except for fees under any distribution, authorized dealer, service, administration or service plans applicable to a particular class and transfer agency fees, all Fund expenses are borne on a non-class specific basis.

          The Adviser to the Balanced, Growth and Income, CORE U.S. Equity, CORE Large Cap Growth, CORE Small Cap Equity, CORE International Equity, Real Estate Securities, Mid Cap Equity, International Equity, Emerging Markets Equity and Asia Growth Funds has voluntarily agreed to reduce or limit certain "Other Expenses" of such Funds (excluding management, distribution, authorized dealer, administration and service fees, taxes, interest and brokerage fees and litigation, indemnification and other extraordinary expenses, and in the case of each Fund other than Balanced and CORE Large Cap Growth Funds, transfer agency fees) to the extent such expenses exceed 0.10%, 0.11%, 0.06%, 0.05%, ___%, ___%,
___%, 0.06%, 0.20%, 0.16% and 0.24% per annum of such Funds' average daily net assets, respectively. Such reductions or limits, if any, are calculated monthly on a cumulative basis and may be discontinued or modified by the applicable Adviser in its discretion at any time.

          Fees and expenses of legal counsel, registering shares of a Fund, holding meetings and communicating with shareholders may include an allocable portion of the cost of maintaining an internal legal and compliance department. Each Fund may also bear an allocable portion of the applicable Adviser's costs of performing certain accounting services not being provided by a Fund's Custodian.

          For the last three fiscal years the amounts of certain "Other Expenses" of each Fund then in existence that were reduced or otherwise limited were as follows:

                                       1997      1996      1995
                                     ========  ========  ========
Balanced Fund                        $319,552  $192,405  $ 95,906
Growth and Income Fund                      0         0   106,725
CORE U.S. Equity Fund                 104,833   110,581       N/A
CORE Large Cap Growth Fund/1/             N/A       N/A       N/A
CORE Small Cap Equity Fund/1/             N/A       N/A       N/A
CORE International Equity Fund/1/         N/A       N/A       N/A
Capital Growth Fund                       N/A       N/A       N/A
Mid Cap Equity Fund/2/                 72,441    85,515       N/A
International Equity Fund             144,265       N/A       N/A
Small Cap Equity Fund                     N/A       N/A       N/A
Emerging Markets Equity Fund/1/           N/A       N/A       N/A
Asia Growth Fund                       50,407         0    35,905
Real Estate Securities Fund/1/            N/A       N/A       N/A

________________________________
1  Not operational.
2  Commenced operations on August 1, 1995.


CUSTODIAN AND SUB-CUSTODIANS
============================

     State Street, P.O. Box 1713, Boston, Massachusetts 02105, is the custodian of the Trust's portfolio securities and cash. State Street also maintains the Trust's accounting records. State Street may appoint sub-custodians from time to time to hold certain securities purchased by the Trust and to hold cash for the Trust.

INDEPENDENT PUBLIC ACCOUNTANTS
==============================

     Arthur Andersen, LLP, independent public accountants, One International Place, Boston, Massachusetts 02110, have been selected as auditors of the Trust. In addition to audit services, Arthur Andersen, LLP prepares the Trust's federal and state tax returns, and provides consultation and assistance on accounting, internal control and related matters.


                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     The Advisers are responsible for decisions to buy and sell securities for the Funds, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a securities exchange are effected through brokers who charge a commission for their services. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, Goldman Sachs.

     In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of a security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

     In placing orders for portfolio securities of a Fund, the Advisers are generally required to give primary consideration to obtaining the most favorable price and efficient execution under the circumstances. This means that an Adviser will seek to execute each transaction at a price and commission, if any, which provides the most favorable total cost or proceeds reasonably attainable in the circumstances. As permitted by Section 28(e) of the Securities Exchange Act of 1934, the Fund may pay a broker which provides brokerage and research services to the Fund an amount of disclosed commission in excess of the commission which another broker would have charged for effecting that transaction. Such practice is subject to a good faith determination by the Trustees that such commission is reasonable in light of the services provided and to such policies as the Trustees may adopt from time to time. While the Advisers generally seek reasonably competitive spreads or commissions, a Fund will not necessarily be paying the lowest spread or commission available. Within the framework of this policy, the Advisers will consider research and investment services provided by brokers or dealers who effect or are parties to portfolio transactions of a Fund, the Advisers and their affiliates, or their other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include research reports on particular industries and companies, economic surveys and analyses, recommendations as to specific securities and other products or services (e.g., quotation equipment and computer related costs and expenses), advice concerning the value of securities, the advisability of investing in, purchasing or selling securities, the availability of securities or the purchasers or sellers of securities, furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts, effecting securities transactions and performing functions incidental thereto (such as clearance and settlement) and providing lawful and appropriate assistance to the Advisers in the performance of their decision-making responsibilities. Such services are used by the Advisers in connection with all of their investment activities, and some of such services obtained in connection with the execution of transactions for a Fund may be used in managing other investment accounts. Conversely, brokers furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets are far larger than those of a Fund, and the services furnished by such brokers may be used by the Advisers in providing management services for the Trust.

     In circumstances where two or more broker-dealers offer comparable prices and execution capability, preference may be given to a broker-dealer which has sold shares of the Fund as well as shares of other investment companies or accounts managed by the Advisers. This policy does not imply a commitment to execute all portfolio transactions through all broker-dealers that sell shares of the Fund.

     On occasions when an Adviser deems the purchase or sale of a security to be in the best interest of a Fund as well as its other customers (including any other fund or other investment company or advisory account for which such Adviser acts as investment adviser or subadviser), the Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for such other customers in order to obtain the best net price and most favorable execution under the circumstances. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the applicable Adviser in the manner it considers to be equitable and consistent with its fiduciary obligations to such Fund and such other customers. In some instances, this procedure may adversely affect the price and size of the position obtainable for a Fund.

     Commission rates in the U.S. are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Trustees.

     Subject to the above considerations, the Advisers may use Goldman Sachs as a broker for a Fund. In order for Goldman Sachs to effect any portfolio transactions for each Fund, the commissions, fees or other remuneration received by Goldman Sachs must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. This standard would allow Goldman Sachs to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Trustees, including a majority of the Trustees who are not "interested" Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Goldman Sachs are consistent with the foregoing standard. Brokerage transactions with Goldman Sachs are also subject to such fiduciary standards as may be imposed upon Goldman Sachs by applicable law.

  For the past three fiscal years, each Fund in existence paid brokerage commissions as follows:

                                                         Total                Total          Brokerage
                                                       Brokerage            Amount of       Commissions
                                         Total        Commissions          Transaction         Paid
                                       Brokerage        Paid to             on which        to Brokers
                                      Commissions      Affiliated          Commissions       Providing
                                         Paid           Persons               Paid           Research
                                      ===========  ==================  ===================  ===========
Fiscal Year Ended
January 31, 1997:

Balanced Fund                          $   62,072  $  5,112 (8%)/1/    $ 1,057,742(15%)/2/      $     0
Growth and Income Fund                    779,396    77,587(10%)/1/      13,310,208(9%)/2/            0
CORE U.S. Equity Fund                     279,620          0(0%)/1/       6,706,824(0%)/2/            0
CORE Large Cap Growth Fund/ 3/                N/A          N/A                 N/A                  N/A
CORE Small Cap Equity Fund/ 3/                N/A          N/A                 N/A                  N/A
CORE International Equity Fund/ 3/            N/A          N/A                 N/A                  N/A
Capital Growth Fund                     1,460,140   304,052(21%)/1/      29,920,578(1%)/2/       42,039
Mid Cap Equity Fund                       364,294     22,134(6%)/1/       6,655,100(7%)/2/            0
International Equity Fund               1,529,436               0(0%)    48,059,958(0%)/2/            0
Small Cap Equity Fund                     758,205     36,087(5%)/1/      16,439,842(1%)/2/            0
Emerging Markets Equity Fund/3/               N/A          N/A                 N/A                  N/A
Asia Growth Fund                        1,554,313     50,624(3%)/1/     102,609,295(4%)/2/            0
Real Estate Securities Fund/ 3/               N/A          N/A                 N/A                  N/A

                                                        Total                Total            Brokerage
                                                      Brokerage            Amount of         Commissions
                                         Total       Commissions          Transaction           Paid
                                       Brokerage       Paid to              on which         to Brokers
                                      Commissions     Affiliated          Commissions         Providing
                                         Paid          Persons                Paid            Research
                                      ===========  ================  ======================  ===========

Fiscal Year Ended
January 31, 1996:

Balanced Fund                          $   56,860  $  7,391(13%)/1/  $   29,697,202(13%)/2/           $0
Growth and Income Fund                    841,605     71,218(8%)/1/      425,040,430(9%)/2/            0
CORE U.S. Equity Fund                     121,424          0(0%)/1/      148,427,497(0%)/2/            0
CORE Large Cap Growth Fund/3 /                N/A          N/A                   N/A                 N/A
CORE Small Cap Equity Fund/ 3/                N/A          N/A                   N/A                 N/A
CORE International Equity Fund/ 3/            N/A          N/A                   N/A                 N/A
Capital Growth Fund                     1,979,949   284,660(14%)/1/   1,034,755,196(11%)/2/            0
Mid Cap Equity Fund                       315,212    40,935(13%)/1/     142,547,552(11%)/2/            0
International Equity Fund               1,260,992     13,629(1%)/1/      359,700,166(1%)/2/            0
Small Cap Equity Fund                     690,234    72,980(11%)/1/      170,616,044(6%)/2/            0
Emerging Markets Equity Fund/3 /              N/A          N/A                   N/A                 N/A
Asia Growth Fund                        1,676,525      3,778(0%)/1/      247,662,049(2%)/2/            0
Real Estate Securities Fund/ 3/               N/A          N/A                   N/A                 N/A

                                                        Total               Total           Brokerage
                                                      Brokerage           Amount of        Commissions
                                         Total       Commissions         Transaction          Paid
                                       Brokerage       Paid to             on which        to Brokers
                                      Commissions     Affiliated         Commissions        Providing
                                         Paid          Persons               Paid           Research
                                      ===========  ================  ====================  ===========

Fiscal Year Ended
January 31, 1995:

Balanced Fund                          $    9,652  $  1,522(16%)/1/  $  7,216,224(10%)/2/           $0
Growth and Income Fund                    637,080    77,404(12%)/1/    468,165,610(7%)/2/            0
CORE U.S. Equity Fund                     119,192          0(0%)/1/     99,616,396(0%)/2/            0
CORE Large Cap Growth Fund/3/                 N/A          N/A               N/A                   N/A
CORE Small Cap Equity Fund/ 3/                N/A          N/A               N/A                   N/A
CORE International Equity Fund/ 3/            N/A          N/A               N/A                   N/A
Capital Growth Fund                     1,427,413   273,076(19%)/1/   786,135,073(13%)/2/            0
Mid Cap Equity Fund                           N/A          N/A               N/A                   N/A
International Fund                      1,799,525          0(0%)/1/    546,364,113(0%)/2/            0
Small Cap Equity Fund                     555,667     23,137(4%)/1/    392,235,715(2%)/2/            0
Emerging Markets Equity Fund/3/               N/A          N/A               N/A                   N/A
Asia Growth Fund                        1,002,148     67,754(7%)/1/    171,880,775(2%)/2/            0
Real Estate Securities Fund/ 3/               N/A          N/A               N/A                   N/A

----------------------------

1    Percentage of total commissions paid.
2 Percentage of total amount of transactions involving the payment of commissions effected through affiliated persons.
3    Not operational.

During the fiscal year ended January 31, 1997, the Trust acquired and sold securities of its regular broker-dealers: all brokers below and JP Morgan. As of January 31, 1997, the Trust held the following amounts of securities of its regular broker/dealers, as defined in Rule 10b-1 under the Act, or their parents ($ in thousands):

Fund                       Broker/Dealer    Amount
------------------------  ----------------  -------

Balanced Fund             Bear Stearns      $ 6,679
                          Lehman Brothers     2,098
                          Chase Securities      490

Growth and Income Fund    Chase Securities  $ 6,003
                          Lehman Brothers    11,099
                          Bear Stearns       19,457

Core US Equity Fund       Chase Securities    1,193
                          Smith Barney        6,439
                          Merrill Lynch       4,423
                          Morgan Stanley      2,188
                          Salomon Brothers    4,249
                          Bear Stearns        2,614
                          Lehman Brothers       659

Capital Growth Fund       Bear Stearns       13,286
                          Lehman Brothers     3,349

Mid Cap Equity Fund       Lehman Brothers     2,151
                          Bear Stearns        2,977

Small Cap Equity Fund     Bear Stearns       12,052
                          Lehman Brothers     3,038


                                NET ASSET VALUE

          Under the Act, the Trustees are responsible for determining in good faith the fair value of securities of each Fund. In accordance with procedures adopted by the Trustees, the net value per share of each class of each Fund is calculated by determining the value of the net assets attributable to each class of that Fund and dividing by the number of outstanding shares of that class.
All securities are valued as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time) on each Business Day (as defined in the Prospectus).

          In the event that the New York Stock Exchange or the national securities exchange on which stock options are traded adopt different trading hours on either a permanent or temporary basis, the Trustees will reconsider the time at which net asset value is computed. In addition, each Fund may compute its net asset value as of any time permitted pursuant to any exemption, order or statement of the SEC or its staff.

          Portfolio securities of the Fund for which accurate market quotations are available are valued as follows: (a) securities listed on any U.S. or foreign stock exchange or on the National Association of

Securities Dealers Automated Quotations System ("NASDAQ") will be valued at the last sale price on the exchange or system in which they are principally traded, on the valuation date. If there is no sale on the valuation day, securities traded principally: (i) on a U.S. exchange or NASDAQ will be valued at the mean between the closing bid and asked prices; and (ii) on a foreign exchange will be valued at the last sale price (also referred to as the close price). The last sale price for securities traded principally on a foreign exchange will be determined as of the close of the London Stock Exchange or, for securities traded on exchanges located in the Asia Pacific region, noon London time; (b) debt securities will be valued using a pricing service approved by the Trustees if such prices are believed by the investment adviser to accurately represent market value; (c) overnight repurchase agreements will be valued by the investment adviser at cost; (d) term repurchase agreements (i.e., those whose maturity exceeds seven days) and interest rate swaps, caps, collars and floors will be valued at the average of the bid quotations obtained daily from at least two dealers or, for term repurchase agreements, recognized counterparties; (e) debt securities with a remaining maturity of 60 days or less are valued by the investment adviser at amortized cost, which the Trustees have determined to approximate fair value; (e) spot and forward foreign currency exchange contracts will be valued using a pricing service such as Reuters then calculating the mean between the last bid and asked quotations supplied by certain independent dealers in such contracts; (g) exchange-traded options and futures contracts will be valued by the custodian bank at the last sale price on the exchange where such contracts and options are principally traded; and (h) over-the-counter options will be valued by an independent unaffiliated broker identified by the portfolio manager/trader and contacted by the custodian bank; and (i) all other securities, including those for which a pricing service supplies no exchange quotation or a quotation that is believed by the portfolio manager/trader to be inaccurate; will be valued at fair value as stated in the valuation procedures which were approved by the Board of Trustees. For all brokers used in this process, the custodian bank will send a letter to the broker furnishing the quotation. If accurate quotations are not readily available, such contracts will be valued by an independent unaffiliated broker identified by the portfolio manager/trader and contacted by the custodian bank. If broker quotes are used, the portfolio manager/trader will identify one independent unaffiliated broker from whom the custodian bank will obtain prices daily and another independent unaffiliated broker from whom the custodian bank will obtain quotes at least weekly. The custodian bank will promptly notify the portfolio manager/trader and a member of the GSAM Valuation Committee or a designee thereof of any deviations equal to or greater than 3% between the weekly quote and the daily quotes for the date that the weekly quotes were obtained. The investment adviser will promptly provide instructions to the custodian bank. For all brokers used in this process, the custodian bank will send a letter to the broker furnishing the quotation.

          Generally, trading in securities on European and Far Eastern securities exchanges and on over-the-counter markets is substantially completed at various times prior to the close of business on each Business Day in New York (i.e., a day on which the New York Stock Exchange is open for trading). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all Business Days in New York. Furthermore, trading takes place in various foreign markets on days which are not Business Days in New York and days on which the Funds' net asset values are not calculated. Such calculation does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of regular trading on the New York Stock Exchange will not be reflected in a Fund's calculation of net asset values unless the Trustees deem that the particular event would materially affect net asset value, in which case an adjustment will be made.

          The proceeds received by each Fund and each other series of the Trust from the issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Fund and constitute the underlying assets of that Fund or series. The underlying assets of each Fund will be segregated on the books of account, and will be charged with the liabilities in respect of such Fund and with a share of the general liabilities of the Trust. Expenses of the Trust with respect to the Funds and the other series of the Trust are generally allocated in proportion to the net asset values of the respective Funds or series except where allocations of direct expenses can otherwise be fairly made.


                            PERFORMANCE INFORMATION

          A Fund may from time to time quote or otherwise use total return, yield and/or distribution rate information in advertisements, shareholder reports or sales literature. Average annual total return and yield are computed pursuant to formulas specified by the SEC.

          Yield is computed by dividing net investment income earned during a recent thirty-day period by the product of the average daily number of shares outstanding and entitled to receive dividends during the period and the maximum public offering price per share on the last day of the relevant period. The results are compounded on a bond equivalent (semi-annual) basis and then annualized. Net investment income per share is equal to the dividends and interest earned during the period, reduced by accrued expenses for the period. The calculation of net investment income for these purposes may differ from the net investment income determined for accounting purposes.

          The distribution rate for a specified period is calculated by annualizing distributions of net investment income for such period and dividing this amount by the net asset value per share or maximum public offering price on the last day of the period.

          Average annual total return for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price at the beginning of the period, and then calculating the annual compounded rate of return which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment. It also assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period.

          Year-by-year total return and cumulative total return for a specified period are each derived by calculating the percentage rate required to make a $1,000 investment (made at the maximum public offering price with all distributions reinvested) at the beginning of such period equal to the actual total value of such investment at the end of such period. The following table indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of $1,000 in a Fund for the periods indicated.

          Occasionally statistics may be used to specify Fund volatility or risk. Measures of volatility or risk are generally used to compare a Fund's net asset value or performance relative to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market. A beta of more than 1.00 indicates volatility greater than the market, and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average, over a specified period of time. The premise is that greater volatility connotes greater risk undertaken in achieving performance.

          From time to time the Trust may publish an indication of a Fund's past performance as measured by independent sources such as (but not limited to) Lipper Analytical Services, Inc., Morningstar Mutual Funds, Weisenberger Investment Companies Service, Donoghue's Money Fund Report, Micropal, Barron's, Business Week, Consumer's Digest, Consumer's Report, Investors Business Daily, The New York Times, Kiplinger's Personal Finance Magazine, Changing Times, Financial World, Forbes, Fortune, Money, Personal Investor, Sylvia Porter's Personal Finance and The Wall Street Journal. The Trust may also advertise information which has been provided to the NASD for publication in regional and local newspapers. In addition, the Trust may from time to time advertise a Fund's performance relative to certain indices and benchmark investments, including: (a) the Lipper Analytical Services, Inc. Mutual Fund Performance Analysis, Fixed Income Analysis and Mutual Fund Indices (which measure total return and average current yield for the mutual fund industry and rank mutual fund performance); (b) the CDA Mutual Fund Report published by CDA Investment Technologies, Inc. (which analyzes price, risk and various measures of return for the mutual fund industry); (c) the Consumer Price Index published by the U.S. Bureau of Labor Statistics (which measures changes in the price of goods and services); (d) Stocks, Bonds, Bills and Inflation published by Ibbotson Associates (which provides historical performance figures for stocks, government securities and inflation); (e) the Salomon Brothers' World Bond Index (which measures the total return in U.S. dollar terms of government bonds, Eurobonds and foreign bonds of ten countries, with all such bonds having a minimum maturity of five years); (f) the Lehman Brothers Aggregate Bond Index or its component indices; (g) the Standard & Poor's Bond Indices (which measure yield and price of corporate, municipal and U.S. Government bonds); (h) the J.P. Morgan Global Government Bond Index; (i) other taxable investments including certificates of deposit (CDs), money market deposit accounts (MMDAs), checking accounts, savings accounts, money market mutual funds and repurchase agreements; (j) Donoghues' Money Fund Report (which provides industry averages for 7-day annualized and compounded yields of taxable, tax-free and U.S. Government money funds); (k) the Hambrecht & Quist Growth Stock Index; (l) the NASDAQ OTC Composite Prime Return; (m) the Russell Midcap Index; (n) the Russell 2000 Index - Total Return; (o) Russell 1000 Growth Index-Total Return; (p) the Value-Line Composite-Price Return; (q) the Wilshire 4500 Index; (r) the FT-Actuaries Europe and Pacific Index, and (s) historical investment data supplied by the research departments of Goldman Sachs, Lehman Brothers, First Boston Corporation, Morgan Stanley including (EAFE), and the Morgan Stanley Capital International Combined Asia ex Japan Free Index, the Morgan Stanley Capital International Emerging Markets Free Index, Salomon Brothers, Merrill Lynch, Donaldson Lufkin and Jenrette or other providers of such data; (t) the FT-Actuaries Europe and Pacific Index; (u) CDA/Wiesenberger Investment Companies Services or Wiesenberger Investment Companies Service; (v) The Goldman Sachs Commodities Index; and (w) information produced by Micropal, Inc.. The composition of the investments in such indices and the characteristics of such benchmark investments are not identical to, and in some cases are very different from, those of the Fund's portfolio. These indices and averages are generally unmanaged and the items included in the calculations of such indices and averages may not be identical to the formulas used by a Fund to calculate its performance figures.

          Information used in advertisements and materials furnished to present and prospective investors may include statements or illustrations relating to the appropriateness of certain types of securities and/or mutual funds to meet specific financial goals. Such information may address:


     . cost associated with aging parents;

     . funding a college education (including its actual and estimated cost);

     . health care expenses (including actual and projected expenses);

     . long-term disabilities (including the availability of, and coverage provided by, disability insurance);

     . retirement (including the availability of social security benefits, the tax treatment of such benefits and statistics and other information relating to maintaining a particular standard of living and outliving existing assets);

     . asset allocation strategies and the benefits of diversifying among asset classes;

     . the benefits of international and emerging market investments;

     . the effects of inflation on investing and saving;

     . the benefits of establishing and maintaining a regular pattern of investing and the benefits of dollar-cost averaging; and

     . measures of portfolio risk, including but not limited to, alpha, beta and standard deviation.

The Trust may from time to time use comparisons, graphs or charts in advertisements to depict the following types of information:

     . the performance of various types of securities (common stocks, small company stocks, long-term government bonds, treasury bills and certificates of deposit) over time. However, the characteristics of these securities are not identical to, and may be very different from, those of a Fund's portfolio;

     . the dollar and non-dollar based returns of various market indices (i.e., Morgan Stanley Capital International EAFE Index, FT-Actuaries Europe & Pacific Index and the Standard & Poor's Index of 500 Common Stocks) over varying periods of time;

     . total stock market capitalizations of specific countries and regions on a global basis;

     . performance of securities markets of specific countries and regions; and

     . value of a dollar amount invested in a particular market or type of security over different periods of time.

     In addition, the Trust may from time to time include rankings of Goldman, Sachs & Co.'s research department by publications such as the Institutional Investor and the Wall Street Journal in advertisements.

     {CORE Small Cap?] The CORE Large Cap Growth Fund was organized on May 1, 1997 and has no operating or performance history prior thereto. However, in accordance with interpretive positions expressed by the staff of the SEC, the Fund has adopted the adjusted performance record of a separate account managed by the Advisers for periods prior to the Funds' commencement of operations which converted into Class A Shares as of the commencement date. Any quotation of performance data of this Fund relating to this period will include the adjusted performance record of the applicable separate account. The performance record of the separate account quoted by the Fund have been adjusted downward based on the expenses applicable to Class A Shares (the class into which the separate account transferred) to reflect the expenses expected to be incurred by the Fund as stated in the expense table in the Prospectus. These expenses include any sales charges and asset-based charges (i.e., fees under Distribution and Authorized Dealer Service Plans) imposed and other operating expenses. Total return quotations will be calculated pursuant to SEC approved methodology. Prior to May 1, 1997, the separate account was a separate investment advisory account under discretionary management by the Adviser and had substantially similar investment objectives, policies and strategies as the Fund. Unlike the Fund, the separate account was not registered as an investment company under the Act and therefore was not subject to certain investment restrictions and operational requirements that are imposed on investment companies by the Act. If the separate account had been registered as an investment company under the Act, the separate account's performance may have been adversely affected by such restrictions and requirements. On May 1, 1997, the separate account transferred a portion of its assets to the Fund in exchange for Fund shares. The performance record of each other class has been linked to the performance of the separate account (based on Class A expenses) and the Class A performance for any periods prior to commencement of operations of a class of shares.

                           VALUE OF $1,000 INVESTMENT
                                 (TOTAL RETURN)

                                                                                                        Assuming no voluntary
                                                                                                       waiver of fees and no
                                                                                                       expense reimbursements
                                                                                                      -----------------------
                                                                                  Assumes   Assumes      Assumes      Assumes
                                                                               5.5% sales  no sales   5.5% sales     no sales
Fund                       Class          Time Period                              charge    charge       charge       charge
-------------------------  -------------  ----------------------------------   ----------  --------   ----------     -------
Balanced Fund              A              10/12/94-1/31/97 - Since inception      17.41%    20.32%      15.50%        18.27%
Balanced Fund              A              2/1/96-1/31/97 - One year               12.07%    18.59%      11.22%        17.69%
Balanced Fund              B              5/1/96-1/31/97 - Since inception*         N/A     16.22%        N/A         15.79%

Growth and Income          A                2/5/93-1/31/97 - Since inception      17.31%    18.98%      16.50%        18.17%
Growth and Income          A                       2/1/96-1/31/97 - One year      21.39%    28.42%      21.13%        28.14%
Growth and Income          B               5/1/96-1/31/97 - Since inception*        N/A     22.23%        N/A         22.23%
Growth and Income          Institutional   6/3/96-1/31/97 - Since inception*        N/A     20.77%        N/A         20.77%
Growth and Income          Service         3/6/96-1/31/97 - Since inception*        N/A     23.87%        N/A         23.87%

CORE U.S. Equity           A              5/24/91-1/31/97 - Since inception       13.54%    14.67%      13.25%        14.38%
CORE U.S. Equity           A              2/1/92-1/31/97 - Five year              13.99%    15.29%      13.70%        15.00%
CORE U.S. Equity           A              2/1/96-1/31/97 - One year               16.98%    23.75%      16.69%        23.44%
CORE U.S. Equity           B              5/1/96-1/31/97 - Since inception*         N/A     18.59%        N/A         18.47%
CORE U.S. Equity           Institutional  6/15/95-1/31/97 - Since inception         N/A     28.04%        N/A         27.74%
CORE U.S. Equity           Institutional  2/1/96-1/31/97 - One year                 N/A     24.63%        N/A         24.39%
CORE U.S. Equity           Service        6/7/96-1/31/97 - Since inception*         N/A     15.92%        N/A         15.71%

CORE Small Cap Equity      __                                            ___         __        __%         __        __%

CORE Large Cap Growth      A               11/1/91-1/31/97 - Since inception      18.46%    19.78%      17.30%        18.61%
CORE Large Cap Growth      A                      2/1/92-1/31/97 - Five year      17.53%    18.85%      16.38%        17.68%
CORE Large Cap Growth      A                       2/1/96-1/31/97 - One year      27.09%    34.54%      25.85%        33.23%

Capital Growth             A              4/20/90-1/31/97 - Since inception       15.57%    16.54%      15.24%        16.21%
Capital Growth             A              2/1/92-1/31/97 - Five year              15.42%    16.73%      15.14%        16.44%

                                                                                                    Assuming no voluntary
                                                                                                    waiver of fees and no
                                                                                                    expense reimbursements
                                                                                                    ----------------------
                                                                                  Assumes   Assumes      Assumes   Assumes
                                                                               5.5% sales  no sales   5.5% sales  no sales
Fund                      Class          Time Period                               charge    charge       charge    charge
------------------------  -------------  ----------------------------------    ----------  --------   ----------  --------
Capital Growth            A              2/1/96-1/31/97 - One year                19.04%    25.97%      18.75%     25.66%
Capital Growth            B              5/1/96-1/31/97 - Since inception*          N/A     19.39%        N/A      19.39%

Mid Cap Equity            Institutional  8/1/95-1/31/97 - Since inception           N/A     21.65%        N/A      21.55%
Mid Cap Equity            Institutional  2/1/96-1/31/97 - One year                  N/A     25.63%        N/A      25.55%

International Equity      A               12/1/92-1/31/97 - Since inception        9.66%    11.15%       9.40%     10.90%
International Equity      A                       2/1/96-1/31/97 - One year        7.26%    13.48%       7.05%     13.26%
International Equity      B               5/1/96-1/31/97 - Since inception*         N/A      2.83%        N/A       2.75%
International Equity      Institutional   2/7/96-1/31/97 - Since inception*         N/A     12.53%        N/A      12.38%
International Equity      Service         3/6/96-1/31/97 - Since inception*         N/A     10.42%        N/A      10.28%

Small Cap                 A              10/22/92-1/31/97- Since inception        12.12%    13.61%      11.79%     13.28%
Small Cap                 A              2/1/96-1/31/97 - One year                20.27%    27.28%      19.98%     26.97%
Small Cap                 B              5/1/96-1/31/97 - Since inception*          N/A      5.39%        N/A       5.39%

Asia Growth               A              7/8/94-1/31/97 - Since inception          4.46%     6.78%       4.15%      6.47%
Asia Growth               A              2/1/96-1/31/97 - One year                -6.44%    -1.01%      -6.59%     -1.17%
Asia Growth               B              5/1/96-1/31/97 - Since inception *         N/A     -6.02%        N/A      -6.06%
Asia Growth               Institutional  2/2/96-1/31/97 - Since inception *         N/A     -1.09%        N/A      -1.24%
--------------------------

All returns are average annual total returns.
* Represents an aggregate total return (not annualized) since this class has not completed a full twelve months of operations.

          From time to time, advertisements or information may include a discussion of certain attributes or benefits to be derived by an investment in the Fund. Such advertisements or information may include symbols, headlines or other material which highlight or summarize the information discussed in more detail in the communication.

          The Trust may from time to time summarize the substance of discussions contained in shareholder reports in advertisements and publish the adviser's views as to markets, the rationale for a Fund's investments and discussions of a Fund's current asset allocation.

          In addition, from time to time, advertisements or information may include a discussion of asset allocation models developed by GSAM and/or its affiliates, certain attributes or benefits to be derived from asset allocation strategies and the Goldman Sachs mutual funds that may be offered as investment options for the strategic asset allocations. Such advertisements and information may also include GSAM's current economic outlook and domestic and international market views to suggest periodic tactical modifications to current asset allocation strategies. Such advertisements and information may include other materials which highlight or summarize the services provided in support of an asset allocation program.

          A Fund's performance data will be based on historical results and will not be intended to indicate future performance. A Fund's total return and yield will vary based on market conditions, portfolio expenses, portfolio investments and other factors. The value of a Fund's shares will fluctuate and an investor's shares may be worth more or less than their original cost upon redemption. The Trust may also, at its discretion, from time to time make a list of a Fund's holdings available to investors upon request.

          Total return will be calculated separately for each class of shares in existence. Because each class of shares may be subject to different expenses, total return with respect to each class of shares of a Fund will differ.


                              SHARES OF THE TRUST

          The Funds were reorganized from series of a Maryland corporation as part of Goldman Sachs Trust, a Delaware business trust, by a Declaration of Trust dated January 28, 1997, on April 30, 1997.

          The Act requires that where more than one class or series of shares exists, each class or series must be preferred over all other classes or series
in respect of assets specifically allocated to such class or series.   The
Trustees also have authority to classify and reclassify any series of shares into one or more classes of shares. As of the date of this Additional Statement, the Trustees have classified the shares of the Mid Cap Equity Fund into two classes: Institutional and Service Shares. Balanced, Capital Growth, Small Cap Equity, Growth and Income, CORE U.S. Equity, CORE Large Cap Growth, CORE Small Cap Equity, CORE International Equity, Real Estate Securities, International Equity, Emerging Markets Equity and Asia Growth Funds have been classified into five classes: Institutional Shares, Service Shares, Class A Shares, Class B Shares and Class C Shares.

          Each Institutional Share, Service Share, Class A Share, Class B Share and Class C Share of a Fund represents a proportionate interest in the assets belonging to the applicable class of the Fund. All expenses of a Fund are borne at the same rate by each class of shares, except that fees under Service Plans are borne exclusively by Service Shares, fees under Distribution and Authorized Dealer Service Plans are borne exclusively by Class A, Class B or Class C Shares and transfer agency fees are borne at different rates by Class A, Class B or Class C Shares than Institutional and Service Shares. The Trustees may determine in the future that it is appropriate to allocate other expenses differently between classes of shares and may do so to the extent consistent with the rules of the SEC and positions of the

Internal Revenue Service. Each class of shares may have different minimum investment requirements and be entitled to different shareholder services. Currently, shares of a class may only be exchanged for shares of the same or an equivalent class of another fund. See "Exchange Privilege" in the Prospectus.

          Institutional Shares may be purchased at net asset value without a sales charge for accounts in the name of an investor or institution that is not compensated by a Fund for services provided to the institution's customers.

          Service Shares may be purchased at net asset value without a sales charge for accounts held in the name of an institution that, directly or indirectly, provides certain account administration and shareholder liaison services to its customers, including maintenance of account records and processing orders to purchase, redeem and exchange Service Shares. Service Shares bear the cost of account administration fees at the annual rate of up to 0.50% of the average daily net assets of the Fund attributable to Service Shares.

          Class A Shares are sold, with an initial sales charge of up to 5.5%, through brokers and dealers who are members of the National Association of Securities Dealers, Inc. and certain other financial service firms that have sales agreements with Goldman Sachs. Class A Shares bear the cost of distribution (Rule 12b-1) fees at the aggregate rate of up to 0.25% of the average daily net assets of such Class A Shares. Class A Shares also bear the cost of an Authorized Dealer Service Plan at an annual rate of up to 0.25% of the average daily net assets attributable to Class A Shares.

          Class B Shares of the Funds are sold subject to a contingent deferred sales charge of up to 5.0% through brokers and dealers who are members of the National Association of Securities Dealers Inc. and certain other financial services firms that have sales arrangements with Goldman Sachs. Class B Shares bear the cost of distribution (Rule 12b-1) fees at the aggregate rate of up to 0.75% of the average daily net assets attributable to Class B Shares. Class B Shares also bear the cost of an Authorized Dealer Service Plan at an annual rate of up to 0.25% of the average daily net assets attributable to Class B Shares.

          Class C Shares of the Funds are sold subject to a contingent deferred sales charge of up to 1.0% through brokers and dealers who are members of the National Association of Securities Dealers Inc. and certain other financial services firms that have sales arrangements with Goldman Sachs. Class C Shares bear the cost of distribution (Rule 12b-1) fees at the aggregate rate of up to 0.75% of the average daily net assets attributable to Class C Shares. Class C Shares also bear the cost of an Authorized Dealer Service Plan at an annual rate of up to 0.25% of the average daily net assets attributable to Class C Shares.

          It is possible that an institution or its affiliate may offer different classes of shares (i.e., Institutional, Service, Class A Shares, Class B Shares and Class C Shares) to its customers and thus receive different compensation with respect to different classes of shares of each Fund.
Dividends paid by each Fund, if any with respect to each class of shares will be calculated in the same manner, at the same time on the same day and will be the same amount, except for differences caused by the differences in expenses discussed above. Similarly, the net asset value per share may differ depending upon the class of shares purchased.

          Certain aspects of the shares may be altered after advance notice to shareholders if it is deemed necessary in order to satisfy certain tax regulatory requirements.

          When issued, shares are fully paid and non-assessable. In the event of liquidation, shareholders are entitled to share pro rata in the net assets of the applicable class of the relevant Fund available for distribution to such shareholders. All shares entitle their holders to one vote per share, are freely transferable and have no preemptive, subscription or conversion rights.

          As of August 1, 1997, [State Street Bank & Trust Company as Trustee (GS Profit Sharing Master Trust), Attn. Louis Pereira, P.O. Box 1992, Boston, MA 02105-1992, was recordholder of 97.88% of Mid Cap Equity Fund's outstanding shares; Trukan and Co., Attn: K. Ufford, P.O. Box 3699, Wichita, KS 67201-3699, was recordholder of 6.80% of Balanced Fund's outstanding shares; Frontier Trust Co. Inc. Trustee (FBO Dade County Public Schools), Attn: Agnes R. McMurray, Fringe Benefits Management Co., 1720 S. Gadsden St., Tallahassee, FL 32301-5547, was recordholder of 6.80% of Balanced Fund's outstanding shares; and State Street Bank & Trust Company as Trustee (Goldman Sachs Employees' Pension Plan),
Attn: Louis Pereria, P.O. Box 1992, Boston, MA 02105-1992, was recordholder of 5.10% of the Small Cap Equity Fund's outstanding shares.]

          Rule 18f-2 under the Act provides that any matter required to be submitted by the provisions of the Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class or series affected by such matter. Rule 18f-2 further provides that a class or series shall be deemed to be affected by a matter unless the interests of each class or series in the matter are substantially identical or the matter does not affect any interest of such class or series. However, Rule 18f-2 exempts the selection of independent public accountants, the approval of principal distribution contracts and the election of directors from the separate voting requirements of Rule 18f-2.

          The Trust is not required to hold annual meetings of shareholders and does not intend to hold such meetings. In the event that a meeting of shareholders is held, each share of the Trust will be entitled, as determined by the Trustees, either to one vote for each share or to one vote for each dollar of net asset value represented by such shares on all matters presented to shareholders including the elections of Trustees (this method of voting being referred to as "dollar based voting"). However, to the extent required by the Act or otherwise determined by the Trustees, series and classes of the Trust will vote separately from each other. Shareholders of the Trust do not have cumulative voting rights in the election of Trustees. Meetings of shareholders of the Trust, or any series or class thereof, may be called by the Trustees, certain officers or upon the written request of holders of 10% or more of the shares entitled to vote at such meetings. The shareholders of the Trust will have voting rights only with respect to the limited number of matters specified in the Declaration of Trust and such other matters as the Trustees may determine or may be required by law.

          The Declaration of Trust provides for indemnification of Trustees, officers and agents of the Trust unless the recipient is adjudicated (i) to be liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office or (ii) not to have acted in good faith in the reasonable belief that such person's actions were in the best interest of the Trust. The Declaration of Trust provides that, if any shareholder or former shareholder of any series is held personally liable solely by reason of being or having been a shareholder and not because of the shareholder's acts or omissions or for some other reason, the shareholder or former shareholder (or heirs, executors, administrators, legal representatives or general successors) shall be held harmless from and indemnified against all loss and expense arising form such liability. The Trust, acting on behalf of any affected series, must, upon request by such shareholder, assume the defense of any claim made against such shareholder for any act or obligation of the series and satisfy any judgment thereon from the assets of the series.

          The Declaration of Trust permits the termination of the Trust or of any series or class of the Trust (i) by a majority of the affected shareholders at a meeting of shareholders of the Trust, series or class;

or (ii) by a majority of the Trustees without shareholder approval if the Trustees determine that such action is in the best interest of the Trust or its shareholders. The factors and events that the Trustees may take into account in making such determination include (i) the inability of the Trust or any successor series or class to maintain its assets at an appropriate size; (ii) changes in laws or regulations governing the Trust, series or class or affecting assets of the type in which it invests; or (iii) economic developments or trends having a significant adverse impact on their business or operations.

          The Declaration of Trust authorizes the Trustees without shareholder approval to cause the Trust, or any series thereof, to merge or consolidate with any corporation, association, trust or their organization or sell or exchange all or substantially all of the property belonging to the Trust or any series thereof. In addition, the Trustees, without shareholder approval, may adopt a master-feeder structure by investing all or a portion of the assets of a series of the Trust in the securities of another open-end investment company.

          The Declaration of Trust permits the Trustees to amend the Declaration of Trust without a shareholder vote. However, shareholders of the Trust have the right to vote on any amendment (i) that would affect the voting rights of shareholder, (ii) that is required by law to be approved by shareholders; (iii) that would amend the voting provisions of the Declaration of Trust; or (iv) that the Trustees determine to submit to shareholders.

          The Trustees may appoint separate Trustees with respect to one or more series or classes of the Trust's shares (the "Series Trustees"). Series Trustees may, but are not required to, serve as Trustees of the Trust or any other series or class of the Trust. The Series Trustees have, to the exclusion of any other Trustees of the Delaware Trust, all the powers and authorities of Trustees under the Trust Instrument with respect to any other series or class.

SHAREHOLDER AND TRUSTEE LIABILITY

          Under Delaware Law, the shareholders of the Funds are not generally subject to liability for the debts or obligations of the Trust. Similarly, Delaware law provides that a series of the Trust will not be liable for the debts or obligations of any other series of the Trust. However, no similar statutory or other authority limiting business trust shareholder liability exists in other states. As a result, to the extent that a Delaware business trust or a shareholder is subject to the jurisdiction of courts of such other states, the courts may not apply Delaware law and may thereby subject the Delaware business trust shareholders to liability. To guard against this risk, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of a Fund. Notice of such disclaimer will normally be given in each agreement, obligation or instrument entered into or executed by a series or the Trustees. The Declaration of Trust provides for indemnification by the relevant Fund for all loss suffered by a shareholder as a result of an obligation of the series. The Declaration of Trust also provides that a series shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the series and satisfy any judgment thereon. In view of the above, the risk of personal liability of shareholders of a Delaware business trust is remote.

          In addition to the requirements under Delaware law, the Declaration of Trust provides that shareholders of a series may bring a derivative action on behalf of the series only if the following conditions are met: (a) shareholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstanding shares of the series, or 10% of the outstanding shares of the class to which such action relates, shall join in the request for the Trustees to commence such action; and (b) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis and to employ other advisers in considering the merits of the request and shall require an undertaking by the shareholders making such request to reimburse the series for the expense of any such advisers in the event that the Trustees determine not to bring such action.

          The Declaration of Trust further provides that the Trustees will not be liable for error of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.


                                    TAXATION

          The following is a summary of the principal U.S. federal income, and certain state and local, tax considerations regarding the purchase, ownership and disposition of shares in each Fund of the Trust. This summary does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies and financial institutions. Each prospective shareholder is urged to consult his own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in each Fund. The summary is based on the laws in effect on the date of this Additional Statement, which are subject to change.


GENERAL
=======

          Each Fund is a separate taxable entity. CORE Large Cap Growth, CORE Small Cap Equity, CORE International Equity, Real Estate Securities and Emerging Markets Equity Funds each intend to elect and each other Fund has elected to be treated and intends to qualify for each taxable year as a regulated investment company under Subchapter M of the Code.

          Qualification as a regulated investment company under the Code requires, among other things, that (a) a Fund derive at least 90% of its gross income for its taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stocks or securities or foreign currencies, or other income (including but not limited to gains from options, futures, and forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% gross income test"); (b) such Fund derive less than 30% of its gross income from the sale or other disposition of any of the following which was held for less than three months: (i) stock or securities; (ii) options, futures or forward contracts (other than options, futures or forward contracts on foreign currencies); and (iii) foreign currencies and foreign currency options, futures and forward contracts that are not directly related to the Fund's principal business of investing in stocks or securities or options and futures with respect to stocks or securities (the "short-short test"); and (c) such Fund diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the market value of such Fund's total (gross) assets is comprised of cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of such Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total (gross) assets is invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies) or two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses. Gains from the sale or other disposition of foreign currencies (or options, futures or forward contracts on foreign currencies) that are not directly related to a Fund's principal business of investing in stock or securities or options and futures with respect to stock or securities will be treated as gains from the sale of investments held less than three months under the short-short test (even though characterized as ordinary income for some purposes) if such currencies or instruments were held for less than three months. For purposes of the 90% gross income test, income that a Fund earns from equity interests in certain entities that are not treated as corporations (e.g., partnerships or trusts) for U.S. tax purposes will generally have the same character for such Fund as in the hands of such an entity; consequently, a Fund may be required to limit its equity investments in such entities that earn fee income, rental income, or other nonqualifying income. In addition, future Treasury regulations could provide that qualifying income under the 90% gross income test will not include gains from foreign currency transactions that are not directly related to a Fund's principal business of investing in stock or securities or options and futures with respect to stock or securities. Using foreign currency positions or entering into foreign currency options, futures and forward or swap contracts for purposes other than hedging currency risk with respect to securities in a Fund's portfolio or anticipated to be acquired may not qualify as "directly-related" under these tests.

          If a Fund complies with such provisions, then in any taxable year in which such Fund distributes, in compliance with the Code's timing and other requirements, at least 90% of its "investment company taxable income" (which includes dividends, taxable interest, taxable accrued original issue discount and market discount income, income from securities lending, any net short-term capital gain in excess of net long-term capital loss, certain net realized foreign exchange gains and any other taxable income other than "net capital gain," as defined below, and is reduced by deductible expenses), and at least 90% of the excess of its gross tax-exempt interest income (if any) over certain disallowed deductions, such Fund (but not its shareholders) will be relieved of federal income tax on any income of the Fund, including long-term capital gains, distributed to shareholders. However, if a Fund retains any investment company taxable income or "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), it will be subject to a tax at regular corporate rates on the amount retained. If the Fund retains any net capital gain, the Fund may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to 65% of the amount of undistributed net capital gain included in the shareholder's gross income. Each Fund intends to distribute for each taxable year to its shareholders all or substantially all of its investment company taxable income, net capital gain and any net tax-exempt interest. Exchange control or other foreign laws, regulations or practices may restrict repatriation of investment income, capital or the proceeds of securities sales by foreign investors such as the CORE International Equity, International Equity, Emerging Markets Equity or Asia Growth Funds and may therefore make it more difficult for such a Fund to satisfy the distribution requirements described above, as well as the excise tax distribution requirements described below. However, each Fund generally expects to be able to obtain sufficient cash to satisfy such requirements from new investors, the sale of securities or other sources. If for any taxable year a Fund does not qualify as a regulated investment company, it will be taxed on all of its investment company taxable income and net capital gain at corporate rates, and its distributions to shareholders will be taxable as ordinary dividends to the extent of its current and accumulated earnings and profits.

          In order to avoid a 4% federal excise tax, each Fund must distribute (or be deemed to have distributed) by December 31 of each calendar year at least 98% of its taxable ordinary income for such year, at least 98% of the excess of its capital gains over its capital losses (generally computed on the basis of the one-year period ending on October 31 of such year), and all taxable ordinary income and the excess of capital gains over capital losses for the previous year that were not distributed for such year and on which the Fund paid no federal income tax. For federal income tax purposes, dividends declared by a Fund in October, November or December to shareholders of record on a specified date in such a month and paid during January of the following year are taxable to such shareholders as if received on December 31 of the year declared. The Funds anticipate that they will generally make timely distributions of income and capital gains in compliance with these requirements so that they will generally not be required to pay the excise tax. For federal income tax purposes, each Fund is permitted to carry forward a net capital loss in any year to offset its own capital gains, if any, during the eight years following the year of the loss. Asia Growth Fund had approximately $184,000, $5,487,000 and $9,825,000 at January 31,

1997 of capital loss carry forwards expiring in 2002, 2003, and 2004, respectively, for federal tax purposes. These amounts are available to be carried forward to offset future capital gains to the extent permitted by the Code and applicable tax regulations.

          Gains and losses on the sale, lapse, or other termination of options and futures contracts, options thereon and certain forward contracts (except certain foreign currency options, forward contracts and futures contracts) will generally be treated as capital gains and losses. Certain of the futures contracts, forward contracts and options held by a Fund will be required to be "marked-to-market" for federal income tax purposes, that is, treated as having been sold at their fair market value on the last day of the Fund's taxable year. These provisions may require a Fund to recognize income or gains without a concurrent receipt of cash. Any gain or loss recognized on actual or deemed sales of these futures contracts, forward contracts, or options will (except for certain foreign currency options, forward contracts, and futures contracts) be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. As a result of certain hedging transactions entered into by a Fund, the Fund may be required to defer the recognition of losses on futures contracts, forward contracts, and options or underlying securities or foreign currencies to the extent of any unrecognized gains on related positions held by such Fund and the characterization of gains or losses as long-term or short-term may be changed. The tax provisions described above applicable to options, futures and forward contracts may affect the amount, timing and character of a Fund's distributions to shareholders. The short-short test described above may limit a Fund's ability to use options, forward contracts, and futures transactions as well as its ability to engage in short sales. Moreover, application of certain requirements for qualification as a regulated investment company and/or these tax rules to certain investment practices, such as dollar rolls, or certain derivatives such as interest rate swaps, floors, caps and collars and currency, mortgage or index swaps may be unclear in some respects, and a Fund may therefore be required to limit its participation in such transactions. Certain tax elections may be available to a Fund to mitigate some of the unfavorable consequences described in this paragraph.

          Section 988 of the Code contains special tax rules applicable to certain foreign currency transactions and instruments that may affect the amount, timing and character of income, gain or loss recognized by a Fund.
Under these rules, foreign exchange gain or loss realized with respect to foreign currencies and certain futures and options thereon, foreign currency-denominated debt instruments, foreign currency forward contracts, and foreign currency-denominated payables and receivables will generally be treated as ordinary income or loss, although in some cases elections may be available that would alter this treatment. If a net foreign exchange loss treated as ordinary loss under Section 988 of the Code were to exceed a Fund's investment company taxable income (computed without regard to such loss) for a taxable year, the resulting loss would not be deductible by the Fund or its shareholders in future years. Net loss, if any, from certain foregoing currency transactions or instruments could exceed net investment income otherwise calculated for accounting purposes with the result being either no dividends being paid or a portion of a Fund's dividends being treated as a return of capital for tax purposes, nontaxable to the extent of a shareholder's tax basis in his shares and, once such basis is exhausted, generally giving rise to capital gains.

          A Fund's investment in zero coupon securities, deferred interest securities, certain structured securities or other securities bearing original issue discount or, if a Fund elects to include market discount in income currently, market discount, as well as any "mark to market" gain from certain options, futures or forward contracts, as described above, will generally cause it to realize income or gain prior to the receipt of cash payments with respect to these securities or contracts. In order to obtain cash to enable it to distribute this income or gain, maintain its qualification as a regulated investment company and avoid federal income or excise taxes, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold.

          Each Fund (other than CORE U.S. Equity, CORE Large Cap Growth and CORE Small Cap Equity Funds) anticipates that it will be subject to foreign taxes on its income (possibly including, in some cases, capital gains) from foreign securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. If, as may occur for CORE International Equity, International Equity, Emerging Markets Equity and Asia Growth Funds, more than 50% of a Fund's total assets at the close of any taxable year consists of stock or securities of foreign corporations, the Fund may file an election with the Internal Revenue Service pursuant to which shareholders of the Fund would be required to (i) include in ordinary gross income (in addition to taxable dividends actually received) their pro rata shares of foreign income taxes paid by the Fund that are treated as income taxes under U.S. tax regulations (which excludes, for example, stamp taxes, securities transaction taxes, and similar taxes) even though not actually received by such shareholders, and (ii) treat such respective pro rata portions as foreign income taxes paid by them.

          If the CORE International Equity, International Equity, Emerging Markets Equity and Asia Growth Funds make this election, its respective shareholders may then deduct such pro rata portions of qualified foreign taxes in computing their taxable incomes, or, alternatively, use them as foreign tax credits, subject to applicable limitations, against their U.S. federal income taxes. Shareholders who do not itemize deductions for federal income tax purposes will not, however, be able to deduct their pro rata portion of foreign taxes paid by a Fund, although such shareholders will be required to include their shares of such taxes in gross income if the election is made.

          If a shareholder chooses to take credit for the foreign taxes deemed paid by such shareholder as a result of any such election by CORE International Equity, International Equity, Emerging Markets Equity or Asia Growth Funds, the amount of the credit that may be claimed in any year may not exceed the same proportion of the U.S. tax against which such credit is taken which the shareholder's taxable income from foreign sources (but not in excess of the shareholder's entire taxable income) bears to his entire taxable income. For this purpose, distributions from long-term and short-term capital gains or foreign currency gains by a Fund will generally not be treated as income from foreign sources. This foreign tax credit limitation may also be applied separately to certain specific categories of foreign-source income and the related foreign taxes. As a result of these rules, which have different effects depending upon each shareholder's particular tax situation, certain shareholders of CORE International Equity, International Equity, Emerging Markets Equity and Asia Growth Funds may not be able to claim a credit for the full amount of their proportionate share of the foreign taxes paid by such Fund even if the election is made by such a Fund.

          Shareholders who are not liable for U.S. federal income taxes, including tax-exempt shareholders, will ordinarily not benefit from this election. Each year, if any, that the CORE International Equity, International Equity, Emerging Markets Equity or Asia Growth Funds files the election described above, its shareholders will be notified of the amount of (i) each shareholder's pro rata share of qualified foreign taxes paid by a Fund and (ii) the portion of Fund dividends which represents income from each foreign country. The other Funds will not be entitled to elect to pass foreign taxes and associated credits or deductions through to their shareholders because they will not satisfy the 50% requirement described above. If a Fund cannot or does not make this election, it may deduct such taxes in computing the amount it is required to distribute.

          If a Fund acquires stock (including, under proposed regulations, an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), the Fund could be subject to federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. In some cases, elections may be available that would ameliorate these adverse tax consequences, but such elections would require the Fund to include certain amounts as income or gain (subject to the distribution requirements described above) without a concurrent receipt of cash. Each Fund may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability or maximize its return from these investments.

          Investments in lower-rated securities may present special tax issues for a Fund to the extent actual or anticipated defaults may be more likely with respect to such securities. Tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, original issue discount, or market discount; when and to what extent deductions may be taken for bad debts or worthless securities; how payments received on obligations in default should be allocated between principal and income; and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by a Fund, in the event it invests in such securities, in order to seek to eliminate or minimize any adverse tax consequences.

TAXABLE U.S. SHAREHOLDERS - DISTRIBUTIONS
=========================================

For U.S. federal income tax purposes, distributions by a Fund, whether reinvested in additional shares or paid in cash, generally will be taxable to shareholders who are subject to tax. Shareholders receiving a distribution in the form of newly issued shares will be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of cash they would have received had they elected to receive cash and will have a cost basis in each share received equal to such amount divided by the number of shares received.

          Distributions from investment company taxable income for the year will be taxable as ordinary income. Distributions designated as derived from a Fund's dividend income, if any, that would be eligible for the dividends received deduction if such Fund were not a regulated investment company may be eligible, for the dividends received deduction for corporations. The dividends-received deduction, if available, is reduced to the extent the shares with respect to which the dividends are received are treated as debt-financed under federal income tax law and is eliminated if the shares are deemed to have been held for less than a minimum period, generally 46 days. Because eligible dividends are limited to those a Fund receives from U.S. domestic corporations, it is unlikely that a substantial portion of the distributions made by CORE International Equity, International Equity, Asia Growth and Emerging Markets Equity Funds will qualify for the dividends-received deduction. The entire dividend, including the deducted amount, is considered in determining the excess, if any, of a corporate shareholder's adjusted current earnings over its alternative minimum taxable income, which may increase its liability for the federal alternative minimum tax, and the dividend may, if it is treated as an "extraordinary dividend" under the Code, reduce such shareholder's tax basis in its shares of a Fund. Capital gain dividends (i.e., dividends from net capital gain) if designated as such in a written notice to shareholders mailed not later than 60 days after a Fund's taxable year closes, will be taxed to shareholders as long-term capital gain regardless of how long shares have been held by shareholders, but are not eligible for the dividends received deduction for corporations. Distributions, if any, that are in excess of a Fund's current and accumulated earnings and profits will first reduce a shareholder's tax basis in his shares and, after such basis is reduced to zero, will generally constitute capital gains to a shareholder who holds his shares as capital assets.

          Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions, and certain prohibited transactions is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

TAXABLE U.S. SHAREHOLDERS - SALE OF SHARES
==========================================

          When a shareholder's shares are sold, redeemed or otherwise disposed of in a transaction that is treated as a sale for tax purposes, the shareholder will generally recognize gain or loss equal to the difference between the shareholder's adjusted tax basis in the shares and the cash, or fair market value of any property, received. Assuming the shareholder holds the shares as a capital asset at the time of such sale, such gain or loss should be capital in character, and long-term if the shareholder has a tax holding period for the shares of more than one year, otherwise short-term, subject to the rules described below. Shareholders should consult their own tax advisers with reference to their particular circumstances to determine whether a redemption (including an exchange) or other disposition of Fund shares is properly treated as a sale for tax purposes, as is assumed in this discussion. If a shareholder receives a capital gain dividend with respect to shares and such shares have a tax holding period of six months or less at the time of a sale or redemption of such shares, then any loss the shareholder realizes on the sale or redemption will be treated as a long-term capital loss to the extent of such capital gain dividend. All or a portion of any sales load paid upon the purchase of shares of a Fund will not be taken into account in determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent the redemption proceeds are reinvested, or the exchange is effected, without payment of an additional sales load pursuant to the reinvestment or exchange privilege. The load not taken into account will be added to the tax basis of the newly-acquired shares. Additionally, any loss realized on a sale or redemption of shares of a Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of the same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of such Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

          Each Fund may be required to withhold, as "backup withholding," federal income tax at a rate of 31% from dividends (including capital gain dividends) and share redemption and exchange proceeds to individuals and other non-exempt shareholders who fail to furnish such Fund with a correct taxpayer identification number ("TIN") certified under penalties of perjury, or if the Internal Revenue Service or a broker notifies the Fund that the payee is subject to backup withholding as a result of failing to properly report interest or dividend income to the Internal Revenue Service or that the TIN furnished by the payee to the Fund is incorrect, or if (when required to do so) the payee fails to certify under penalties of perjury that it is not subject to backup withholding. A Fund may refuse to accept an application that does not contain any required TIN or certification that the TIN provided is correct. If the backup withholding provisions are applicable, any such dividends and proceeds, whether paid in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability.

NON-U.S. SHAREHOLDERS
=====================

          The discussion above relates solely to U.S. federal income tax law as it applies to "U.S. persons" subject to tax under such law. Shareholders who, as to the United States, are not "U.S. persons," (i.e., are nonresident aliens, foreign corporations, fiduciaries of foreign trusts or estates, foreign partnerships or other non-U.S. investors) generally will be subject to U.S. federal withholding tax at the rate of 30% on distributions treated as ordinary income unless the tax is reduced or eliminated pursuant to a tax treaty or the dividends are effectively connected with a U.S. trade or business of the shareholder. In the latter case the dividends will be subject to tax on a net income basis at the graduated rates applicable to U.S. individuals or domestic corporations. Distributions of net capital gain, including amounts retained by a Fund which are designated as undistributed capital gains, to a non-U.S. shareholder will not be subject to U.S. federal income or withholding tax unless the distributions are effectively connected with the shareholder's trade or business in the United States or, in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the United States for 183 days or more during the taxable year and certain other conditions are met. Non-U.S. shareholders may also be subject to U.S. federal withholding tax on deemed income resulting from any election by CORE International Equity, International Equity, Emerging Markets Equity or Asia Growth Funds to treat qualified foreign taxes it pays as passed through to shareholders (as described above), but they may not be able to claim a U.S. tax credit or deduction with respect to such taxes.

          Any capital gain realized by a non-U.S. shareholder upon a sale or redemption of shares of a Fund will not be subject to U.S. federal income or withholding tax unless the gain is effectively connected with the shareholder's trade or business in the U.S., or in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the U.S. for 183 days or more during the taxable year and certain other conditions are met.

          Non-U.S. persons who fail to furnish a Fund with an IRS Form W-8 or an acceptable substitute may be subject to backup withholding at the rate of 31% on capital gain dividends and the proceeds of redemptions and exchanges. Each shareholder who is not a U.S. person should consult his or her tax adviser regarding the U.S. and non-U.S. tax consequences of ownership of shares of and receipt of distributions from the Funds.

STATE AND LOCAL
===============

          Each Fund may be subject to state or local taxes in jurisdictions in which such Fund may be deemed to be doing business. In addition, in those states or localities which have income tax laws, the treatment of such Fund and its shareholders under such laws may differ from their treatment under federal income tax laws, and investment in such Fund may have tax consequences for shareholders different from those of a direct investment in such Fund's portfolio securities. Shareholders should consult their own tax advisers concerning these matters.

                              FINANCIAL STATEMENTS

          The audited financial statements and related Reports of Independent Public Accountants, contained in the 1997 Annual Report of each of the Funds, are incorporated herein by reference into this Additional Statement and attached hereto.


                               OTHER INFORMATION

          Each Fund will redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder. Each Fund, however, reserves the right to pay redemptions exceeding $250,000 or 1% of the net asset value of the Fund at the time of redemption by a distribution in kind of securities (instead of cash) from such Fund. The securities distributed in kind would be readily marketable and would be valued for this purpose using the same method employed in calculating the Fund's net asset value per share. See "Net Asset Value." If a shareholder receives redemption proceeds in kind, the shareholder should expect to incur transaction costs upon the disposition of the securities received in the redemption.

          The right of a shareholder to redeem shares and the date of payment by each Fund may be suspended for more than seven days for any period during which the New York Stock Exchange is closed, other than the customary weekends or holidays, or when trading on such Exchange is restricted as determined by the SEC; or during any emergency, as determined by the SEC, as a result of which it is not reasonably practicable for such Fund to dispose of securities owned by it or fairly to determine the value of its net assets; or for such other period as the SEC may by order permit for the protection of shareholders of such Fund.

          The Prospectus and this Additional Statement do not contain all the information included in the Registration Statement filed with the SEC under the 1933 Act with respect to the securities offered by the Prospectus. Certain portions of the Registration Statement have been omitted from the Prospectus and this Additional Statement pursuant to the rules and regulations of the SEC. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

          Statements contained in the Prospectus or in this Additional Statement as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and this Additional Statement form a part, each such statement being qualified in all respects by such reference.

--------------------------------------------------------------------------------
Letter to Shareholders


--------------------------------------------------------------------------------
Dear Shareholders:

           The U.S. equity market rewarded investors with excellent returns once again in the 12-month period ended January 31, 1997. Most European markets achieved significant gains as well, with several outpacing the U.S., while the performance of Asian markets varied widely. We are pleased to report that most of the Goldman Sachs equity funds performed very well in this generally favorable global equity environment.

U.S. Stocks Continued to Climb Amid Heightened Volatility

           The U.S. stock market surged to record levels during the period under review, rising an impressive 26.3% (as measured by the Standard & Poor's 500 stock index). During 1996, the market advanced in a "staircase" pattern, where notable gains are achieved within a relatively short time and are followed by a period of choppy trading. For example, after a run-up from January through mid-February, market volatility notably increased, as investor sentiment vacillated between two contradictory concerns. With some economic news, investors feared that the economy was growing too quickly, making higher inflation a possibility, while other news caused them to worry that the economy was slowing, putting earnings at risk. In May, investors briefly overcame their fears and sent the market higher, but their concerns quickly re-emerged and caused the market to settle into another choppy trading range that culminated in a sharp sell-off in July.

           By August, sentiment significantly improved when data indicated that earnings growth was more resilient than generally expected and inflation remained under control. Thus reassured, investors propelled stocks to record highs during the second half of the period, with the Dow Jones Industrial Average crossing the 6000 mark for the first time by mid-October. The ascent continued through the end of the period, with the Dow climbing to 7000 by mid-February 1997.

           Though small-cap stocks led the market during the first half of the year, the post-July rally was dominated by large-cap, growth companies. Furthermore, the rally was very narrowly focused, with a handful of large-cap stocks (primarily in the technology, finance and pharmaceutical sectors) contributing substantially to the S&P 500 index's performance for the period.

After a Weak Start, Economic Growth Rebounded, Then Moderated

           When the period began, lackluster consumer spending and the General Motors strike restrained economic growth, but the economy still advanced faster than expected, with first-quarter real GDP growth of 2.0% (annualized). Momentum accelerated even more dramatically during the second quarter, as industrial activity, automobile sales and home sales all showed significant improvement. As a result, second-quarter real GDP rose a robust 4.7% (annualized), its highest rate in two years.

           The economy's torrid growth cooled markedly during the third quarter with an annualized real GDP growth of 2.1%, largely due to lackluster consumer spending and a widening U.S. trade deficit. This slowdown proved to be temporary, however, as the economy strengthened from October through December. Fourth-quarter real GDP


--------------------------------------------------------------------------------
Table of Contents
Introduction/Market Overview.............................................    1
Goldman Sachs Balanced Fund..............................................    4
Goldman Sachs Select Equity Fund.........................................   14
Goldman Sachs Growth and Income Fund.....................................   22
Goldman Sachs Capital Growth Fund........................................   28
Goldman Sachs Small Cap Equity Fund......................................   34
Goldman Sachs International Equity Fund..................................   40
Goldman Sachs Asia Growth Fund...........................................   48
Financial Statements.....................................................   56
Notes to Financial Statements............................................   64
Financial Highlights.....................................................   74
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Letter to Shareholders (continued)

growth was revised to 3.9% (annualized), reflecting a narrowing trade deficit, rising consumer spending and accelerating manufacturing activity. Despite firm growth, underlying inflation remained surprisingly mild. For all of 1996, consumer prices rose only 2.9%. In January 1997, most indicators suggested that the economy would continue to advance.

           The U.S. Federal Reserve cut the Federal funds rate by 25 basis points in January 1996, just prior to the start of the period, in response to generally poor year-end economic conditions. Though stronger than expected growth shifted investor expectations from further Federal Reserve interest rate cuts to potential tightening, the Fed then left rates unchanged. As of January 31, 1997, the Federal funds rate remained at 5.25%.

The Dollar Resumed Its Climb Against the Yen and the Mark Following a Brief July Slide

           During the period under review, the dollar continued to strengthen, rising to a 47-month high against the yen and a 31-month high against the mark. Though the dollar declined briefly in July along with the U.S. stock market, it quickly rebounded in August and continued to rally through the end of the period. The dollar's climb was reflective of several developments, including the relative strength of the U.S. economy, reductions in the budget deficit and controlled inflation. Despite the run-up, Goldman Sachs' economists do not expect a major impact on U.S. growth in 1997, nor do they anticipate a major decrease in exports, as the dollar's effect on U.S. trade flows is relatively small and stretched out over time. Furthermore, domestic demand in Canada and Mexico, which together accounted for nearly one-third of U.S. exports in 1996, is expected to rise.

The International Market Environment: European Equities Performed Well, Japan Declined Sharply and Asian Markets Were Mixed Amid Increased Volatility

           During the period under review, most global economies experienced modest growth, but long-awaited recoveries in Europe and Japan fell short of expectations. In Europe, several major economies, such as Germany and France, continued to be plagued by weaker than expected manufacturing activity and record-high unemployment, while others, such as the U.K., clearly accelerated. In contrast to the mixed economic conditions, most European equity markets performed very well, buoyed by healthy corporate profits. Though the Japanese economy strengthened, equities declined due to concerns regarding the sustainability of earnings growth as well as fears that the newly elected government would delay deregulation. In January 1997, the already weak Japanese market sold off sharply when the government announced an austerity program that was expected to curb growth. In other Asian countries, key elections heightened political uncertainty throughout the region and a marked slowdown in economic growth increased volatility.

Outlook in the U.S.: Economic Growth Is Expected to Continue to Strengthen

           Goldman Sachs' economists expect first-quarter real GDP growth to slow to just under 2.0% (annualized) due to a widening trade deficit. However, this slowdown should not be interpreted as any change in economic fundamentals, as underlying demand remains firm and consumer confidence, income and employment trends continue to support consumer spending. The favorable economic environment of moderate growth and low inflation appears likely to persist in the near term, which could translate to a seventh year of profit growth for U.S. corporations in 1997 and another good year for U.S. equities, though not likely as strong as last year. As always, equity performance can be affected by changes in the economic environment, such as higher than expected inflation, which could lead to a Fed tightening by midyear, or an unforeseen faltering of economic growth.

           After the outstanding performance of the past two years, it is important to maintain realistic expectations from your equity investments. As increased volatility during 1996 demonstrated, equities can go down as well as up. Over the long run, however, stocks have historically outperformed other asset classes, rewarding investors committed to a long-term investment horizon.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

A Major Addition to Our Active Equity Management Team

     We are pleased to announce that we have recently acquired Liberty Investment Management, a Tampa, Florida-based investment advisory firm with an impressive 16-year track record. Liberty's Chief Investment Officer, Herbert Ehlers, and his portfolio management team have assumed primary responsibility for the Goldman Sachs Capital Growth Fund, which they will manage using a "growth at a reasonable price" investment style. The Liberty group adds both breadth and depth to the Goldman Sachs U.S. Active Equity team, and we look forward to working with them.

     In conclusion, thank you for making the Goldman Sachs equity funds part of your long-term financial plan.

Sincerely,

/s/ David B. Ford                      /s/ John P. McNulty

David B. Ford                          John P. McNulty
Co-Head,                               Co-Head,
Goldman Sachs                          Goldman Sachs
Asset Management                       Asset Management

March 3, 1997

--------------------------------------------------------------------------------

Letter to Shareholders
--------------------------------------------------------------------------------
Goldman Sachs Balanced Fund


--------------------------------------------------------------------------------
Objective and Investment Approach

           The Goldman Sachs Balanced Fund seeks to provide investors with a combination of long-term growth of capital and current income by investing in a diversified portfolio that includes both equity and fixed income securities. Under normal market conditions, the fund is expected to maintain an asset mix of 45% to 65% in equity securities, with the remainder (at a minimum 25%) in fixed income securities. The fund's portfolio management team will review the fund's asset mix on a regular basis and adjust it to reflect changes in the economic environment.

           Stocks are selected using a value style, identifying those judged to be inexpensive relative to their expected long-term earnings and ability to pay dividends. We also consider the degree to which a company's management is committed to increasing value for shareholders.

           In the fixed income portion of the portfolio, we actively manage the portfolio within a risk-controlled framework. We seek to minimize interest rate risk relative to the portfolio's benchmark, and focus on seeking to add value through sector selection, security selection and yield curve strategies.

Performance Review: Equity, Fixed Income and Asset Allocation Contributed to Strong Results


                                   Fund Total Return
                                     (based on net     Benchmark
                                     asset value)    Total Return+
                                     ------------    -------------
 Class A (1/31/96 - 1/31/97)*           18.59%          15.51%
 Class B (5/1/96 - 1/31/97)*            16.22%          14.99%


* Class A and B share performance assumes reinvestment of all dividends and distributions, a complete redemption at the net asset value at the end of the period and no initial sales charge or contingent deferred sales charge. Performance for Class B shares is a cumulative total return (not annualized) from their inception through the end of the period.

+ The benchmark is a combination of the S&P 500 stock index (weighted at 55%) and the Lehman Brothers Aggregate Bond Index (weighted at 45%).

           We are pleased to report that during the period under review, the fund's Class A and Class B shares outperformed the benchmark. In addition, the fund's Class A shares ranked within the top 15% of the Lipper balanced fund category (35th of 281) for the 12-month period ended January 31, 1997, according to Lipper Analytical Services, Inc. (Please note that Lipper rankings do not take sales charges into account and that past performance is not a guarantee of future results. Class B shares were not ranked because they did not exist during the full year.)

           The equity and fixed income portions of the fund both performed favorably, with equity investments contributing most to fund results. In addition, our asset allocation decisions also benefited performance. During the spring of 1996, we reduced the fund's equity weightings in favor of fixed income investments, which worked in its favor when equities fell sharply in July. In October, we increased the fund's equity weighting, just prior to a significant rally in the stock market. As of January 31, 1997, the fund's asset mix based on net assets was 54% in equities, 42% in fixed income and the remainder in cash equivalents.

Best Performing Equity Investments Included Technology, Finance and Energy
Stocks

           The fund's best performing stocks came from a wide range of industries, particularly technology, finance and energy. Technology holdings that performed well included Intel Corp., the dominant microprocessor manufacturer, which we sold after it climbed sharply due to stronger than expected personal computer sales and reached our target price, and Avnet, Inc., the second largest distributor of semiconductors and other electronic components. In the financial sector, BankAmerica Corp. increased its focus on aggressive capital management, and NationsBank Corp. began to realize the benefits of cost cuts. Top-performing energy-related investments were Tosco Corp., an oil refiner and distributor, which continued its ambitious acquisition strategy, and Texaco Inc., which benefited from higher petroleum prices and a successful restructuring program. Disappointing performers included three companies that suffered from

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
overcapacity in their respective industries: Georgia-Pacific Corp. and Stone Container Corp., both manufacturers of paper products, and Geon Corp., a manufacturer of polyvinyl chloride.

           One of the fund's new investments was Unicom Corp., an electric utility that operates 12 nuclear units at six sites. Unicom generates excess capital and, unlike many other electric utilities, has no utility power purchase problems. We established a position after its stock price declined due to a mandated increase in spending on operations and maintenance, an issue that management believes will not impair the company's long-term prospects. During the period, we sold several stocks after they appreciated and reached our price targets, including Anheuser-Busch Co., Inc., the world's largest brewer, and Greenpoint Financial Corp., a New York-based thrift.


 Top 10 Equity Holdings as of January 31, 1997

                                                      Percentage of
                                                          Total
 Company                         Line of Business       Net Assets
 Aetna Inc.                      Healthcare                1.9%
                                   Management
 Tenet Healthcare Corp.          Hospitals                 1.9%
 Cigna Corp.                     Insurance                 1.7%
 Lear Corp.                      Autoparts/Original        1.7%
                                   Equipment
 Brunswick Corp.                 Pleasure                  1.7%
                                   Boats/Marine
                                   Engines
 Goodyear Tire & Rubber Co.      Tire and Rubber           1.6%
                                   Products
 Dean Witter Discover & Co.      Financial Services        1.6%
 Avnet, Inc.                     Electronic                1.5%
                                   Components
                                   Distributor
 Philip Morris Companies,        Tobacco and Food          1.5%
   Inc.                            Products
 Owens-Illinois, Inc.            Packaging                 1.5%


Corporate and Emerging Market Debt Sectors Led the Fund's Fixed Income
Performance

           The fixed income sectors that contributed most to the fund's performance were its corporate bond holdings and emerging market debt securities. Corporate bonds benefited when many companies reported positive earnings growth throughout the period. Emerging market debt was one of the fund's smaller allocations during the year but performed extremely well due to positive emerging country credit trends and supportive cash flows resulting from global investors' persistent search for incremental yield. In addition, the fund's investments in the mortgage and asset-backed sectors also performed well, reflecting healthy investor demand.

           The fund's largest fixed income allocation was mortgage-backed securities (MBS), which accounted for a 12.9% position in terms of total net assets, up from 10.0% a year ago. The MBS sector fared particularly well during the first half of the period, when interest rates rose and prepayment fears abated. We gradually trimmed the fund's exposure in the corporate bond sector to 9.8%, down from 13.2% a year ago, as it became more fully valued. The fund's asset-backed securities (ABS) weighting was 4.8%, and they continued to offer incremental yield over similar duration Treasuries. U.S. Treasuries, with an 8.5% allocation, were used together with futures to manage the fund's interest rate risk. Finally, 3.3% of the fund was invested in emerging market debt, where we stressed higher credit, short-duration bonds, and 0.7% was invested in government agency securities.

Outlook

           We believe that, overall, the stock market is moderately overvalued and is therefore unlikely to match the strong return it achieved in 1996. However, it is important to note that even after last year's rally, the fund's equity holdings continue to be attractively valued. We expect that our emphasis on using extensive fundamental research to identify stocks selling below their

--------------------------------------------------------------------------------

Letter to Shareholders
--------------------------------------------------------------------------------
Goldman Sachs Balanced Fund (continued)


--------------------------------------------------------------------------------
intrinsic value will continue to serve us well in 1997's potentially more challenging stock market environment.

           We have a relatively cautious view of the fixed income markets in the coming months due to a possible tightening by the Federal Reserve later in the year, which would impact the prices of fixed income securities. In the MBS market, the pace of mortgage prepayments remains stable, and we continue to identify specific securities that present attractive investment opportunities. We have a moderately optimistic view for the corporate sector, where we will continue to emphasize short-duration bonds that offer attractive incremental yield over Treasuries. Finally, we believe ABS still offer attractive value relative to other similarly rated securities, and we expect new supply to continue to be met with enthusiastic demand.

           Going forward, we will continue to actively allocate the portfolio's asset mix between the equity and fixed income sectors to take advantage of changing market conditions throughout the coming year.


/s/ Ronald E. Gutfleish                             /s/ Jonathan A. Beinner

Ronald E. Gutfleish                                 Jonathan A. Beinner
Senior Portfolio Manager,                           Co-Head,
U.S. Active Equity Value                            U.S. Fixed Income

/s/ G. Lee Anderson                                 /s/ c. Richard Lucy

G. Lee Anderson                                     C. Richard Lucy
Portfolio Manager,                                  Co-Head,
U.S. Active Equity Value                            U.S. Fixed Income

/s/ Eileen A. Aptman                                /s/ Richard H. Buckholz

Eileen A. Aptman                                    Richard H. Buckholz
Portfolio Manager,                                  Portfolio Manager,
U.S. Active Equity Value                            U.S. Fixed Income

March 3, 1997
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Goldman Sachs Balanced Fund
January 31, 1997

--------------------------------------------------------------------------------

The following graphs show the value as of January 31, 1997, of a $10,000 investment made (with and without the maximum sales charge of 5.5% and redemption charge of 5.0% for Class A and B, respectively) on the inception date of each class. For comparative purposes, the performance of the Fund's benchmarks (the Standard and Poor's 500 index ("S&P 500") and the Lehman Brothers Aggregate Bond Index (LBABI)) are shown for the appropriate time periods. All performance data shown represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor's shares, when redeemed, to be worth more or less than their original cost.

                                    Class A

                          [LINE GRAPH APPEARS HERE]

           GS Balanced        GS Balanced
             Class A            Class A
         (w/sales charge)   (no sales charge)    LBABI         S&P 500
         ----------------   -----------------    -----         -------
10/12/94       9,450             10,000          10,000         10,000
1/31/95        9,532             10,087          10,233         10,184
1/31/96       12,211             12,922          11,966         14,123
1/31/97       14,488             15,331          12,357         17,842


                                    Class B

                           [LINE GRAPH APPEARS HERE]

           GS Balanced          GS Balanced
             Class B              Class B
        (no redemp. charge)  (w/redemp. charge)    LBABI       S&P 500
        -------------------  ------------------    -----       -------
5/1/96        10,000              10,000           10,000       10,000
1/31/97       11,622              11,122           10,642       12,218

                                         ---------------------------------------
                                               Average Annual Total Return
                                         ---------------------------------------
                                              One Year      Since Inception/(a)/
         ------------------------------- ------------------ -------------------
         Class A, no sales charge              18.59%              20.32%
         ------------------------------- ------------------ -------------------
         Class A, w/sales charge               12.07%              17.41%
         ------------------------------- ------------------ -------------------
         Class B, no redemption charge          N/A                16.22%/(b)/
         ------------------------------- ------------------ -------------------
         Class B, w/redemption charge           N/A                11.22%/(b)/
         ------------------------------- ------------------ -------------------

/(a)/ Class A and B shares commenced operations October 12, 1994 and May 1,
      1996, respectively.
/(b)/ An aggregate total return (not annualized) is shown instead of an average annual total return since this class has not completed a full twelve months of operations.

Statement of Investments
--------------------------------------------------------------------
Goldman Sachs Balanced Fund
January 31, 1997

--------------------------------------------------------------------

Shares        Description                                     Value
====================================================================
Common Stocks--53.0%
Airlines--1.8%
 7,700        AMR Corp.*                                $   619,850
 32,600       Continental Airlines, Inc.*                   908,725
--------------------------------------------------------------------
                                                          1,528,575
--------------------------------------------------------------------
Appliance Manufacturer--0.9%
 28,600       Sunbeam Corp.                                 793,650
--------------------------------------------------------------------
Auto/Original Equipment Manufacturer--1.7%
 38,200       Lear Corp.*                                 1,427,725
--------------------------------------------------------------------
Auto/Vehicle--1.0%
 25,600       Ford Motor Co.                                824,400
--------------------------------------------------------------------
Banks--4.5%
 10,300       BankAmerica Corp.                           1,149,738
 5,300        Chase Manhattan Corp.                         490,250
 9,400        Fleet Financial Group, Inc.                   507,600
 9,300        NationsBank Corp.                           1,004,400
 7,400        Republic Bank of New York Corp.               655,825
--------------------------------------------------------------------
                                                          3,807,813
--------------------------------------------------------------------
Chemicals-Commodity--1.1%
 31,400       Geon Co.                                      588,750
 7,600        Union Carbide Corp.                           344,850
--------------------------------------------------------------------
                                                            933,600
--------------------------------------------------------------------
Defense--2.1%
 17,900       McDonnell Douglas Corp.                     1,203,775
 6,200        Northrop Grumman Corp.                        484,375
 1,900        Thiokol Corp.                                 106,400
--------------------------------------------------------------------
                                                          1,794,550
--------------------------------------------------------------------
Department Stores--0.8%
 13,900       Sears Roebuck & Co.                           667,200
--------------------------------------------------------------------
Electric Utilities--2.8%
 5,500        CMS Energy Corp.                              184,250
 43,000       Long Island Lighting Co.                      978,250
 49,600       Unicom Corp.                                1,171,800
--------------------------------------------------------------------
                                                          2,334,300
--------------------------------------------------------------------
Food--1.5%
 40,200       Chiquita Brands International, Inc.           587,925
 4,000        Unilever Inc.                                 658,000
--------------------------------------------------------------------
                                                          1,245,925
--------------------------------------------------------------------
Forest Products--1.1%
 12,400       Georgia Pacific Corp.                         912,950
--------------------------------------------------------------------
Health Suppliers/Services--1.3%
 23,300       Baxter International, Inc.                  1,074,713
--------------------------------------------------------------------
Healthcare Management--3.8%
 20,400       Aetna Inc.                                  1,611,600
 57,800       Tenet Healthcare Corp.*                     1,560,600
--------------------------------------------------------------------
                                                          3,172,200
--------------------------------------------------------------------
Home Builders--1.8%
 18,200       Centex Corp.                                  709,800
 28,200       Lennar Corp.                                  750,825
--------------------------------------------------------------------
                                                          1,460,625
--------------------------------------------------------------------
Insurance-Life--2.5%
 9,500        Cigna Corp.                                 1,440,438
 11,700       Lincoln National Corp.                        627,413
--------------------------------------------------------------------
                                                          2,067,851
--------------------------------------------------------------------
Insurance-Property and Casualty--1.6%
 9,200        Allmerica Financial Corp.                     336,950
 16,100       Partner Re Holding Ltd.                       571,550
 12,700       Tig Holdings, Inc.                            439,738
--------------------------------------------------------------------
                                                          1,348,238
--------------------------------------------------------------------
Integrated Oil--2.6%
 8,100        Atlantic Richfield Co.                      1,071,225
 10,300       Texaco, Inc.                                1,090,513
--------------------------------------------------------------------
                                                          2,161,738
--------------------------------------------------------------------
Logistics/Rail--1.0%
 30,400       Canadian Pacific Ltd.                         824,600
--------------------------------------------------------------------
Logistics/Trucking--1.2%
 39,600       Consolidated Freightways, Inc.              1,004,850
--------------------------------------------------------------------
Oil Refining & Marketing--1.9%
 12,800       Ashland Inc.                                  552,000
 11,300       Tosco Corp.                                 1,000,050
--------------------------------------------------------------------
                                                          1,552,050
--------------------------------------------------------------------
Packaging--1.5%
 52,500       Owens-Illinois Inc.*                        1,246,875
--------------------------------------------------------------------

--------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------


--------------------------------------------------------------------

Shares        Description                                     Value
====================================================================
Common Stocks (continued)
Recreational Products--1.7%
 55,500       Brunswick Corp.                           $ 1,394,438
--------------------------------------------------------------------
Security and Commodity Brokers, Dealers and Services--0.5%
 13,100       Lehman Brothers Holdings, Inc.                414,288
--------------------------------------------------------------------
Semiconductors & Electronics--1.5%
 20,700       Avnet Inc.                                  1,280,813
--------------------------------------------------------------------
Software--0.5%
 13,800       Autodesk Inc.                                 436,425
--------------------------------------------------------------------
Specialty Finance--1.6%
 34,200       Dean Witter Discover & Co.                  1,303,875
--------------------------------------------------------------------
Steel--1.0%
 20,200       AK Steel Holding Corp.                        813,050
--------------------------------------------------------------------
Supermarkets--2.0%
 56,300       Fleming Companies, Inc.                       907,838
 24,600       Supervalu, Inc.                               759,525
--------------------------------------------------------------------
                                                          1,667,363
--------------------------------------------------------------------
Textiles--1.3%
 27,500       Fruit of The Loom, Inc.*                    1,103,438
--------------------------------------------------------------------
Tire & Other Related Rubber Products--1.6%
 24,000       Goodyear Tire & Rubber Co.                  1,308,000
--------------------------------------------------------------------
Tobacco--2.8%
 4,200        Loews Corp.                                   415,275
 10,700       Philip Morris Companies, Inc.               1,271,963
 12,100       RJR Nabisco, Inc.                             396,275
 8,500        Universal Corp.                               263,500
--------------------------------------------------------------------
                                                          2,347,013
--------------------------------------------------------------------
Total Common Stocks
   (Cost $35,773,086)                                   $44,253,131
====================================================================
Preferred Stocks--0.1%
Media Content--0.1%
 63           Time Warner, Inc. 10.25%                  $    69,064
--------------------------------------------------------------------
Tobacco--0.0%
 3,400        RJR Nabisco, Inc., class C 9.25%               22,525
--------------------------------------------------------------------
Total Preferred Stocks
   (Cost $84,320)                                       $    91,589
====================================================================
Rights--1.1%
Forest Products--0.7%
 42,000       Stone Container Corp. * exp. 08/08/98     $   567,000
Technology Capital Goods--0.4%
 10,800       Teradyne, Inc.* exp. 03/26/00                 333,450
--------------------------------------------------------------------
Total Rights
   (Cost $923,718)                                      $   900,450
====================================================================
Principal           Interest           Maturity
Amount                Rate               Date                 Value
====================================================================
Fixed Income--41.5%

Asset-Backed Securities--4.8%
Airplanes Pass Through Trust Series 1, Class C
$   100,000            8.15%           03/15/19         $   102,655
Asset Securitization Corp., Series 1996, Class A1
    250,000            6.88            11/13/26             249,609
Case Equipment Loan Trust, Series 1995-A, Class A
     74,286            7.30            03/15/02              75,124
Chemical Bank Master Credit Card Trust, Series 1995-2, Class A
    140,000            6.23            06/15/03             139,343
Chevy Chase Auto Receivables Trust Series 1995-2, Class A
     74,323            5.80            06/15/02              74,137
Discover Card Master Trust 1994-2, Class A
     70,000            5.83            10/16/04              70,613
Discover Card Master Trust 1996-2, Class A
    110,000            5.70            07/18/05             110,550
Discover Card Master Trust 1996-4, Class A
    740,000            5.86            10/16/13             751,329
Discover Card Master Trust 1996-4, Class B
    420,000            6.03            10/16/13             424,460
Fasco Auto Trust, Series 1996-1
    266,114            6.65            11/15/01             267,223
Fingerhut Master Trust, Series 1996-1, Class A
    200,000            6.45            02/20/02             200,936
Navistar Financial Trust, Series 1995-A, Class A2
    134,590            6.55            11/20/01             135,347
Navistar Financial Trust, Series 1995-b, Class A3
    120,000            6.05            04/15/02             120,000
Sears Credit Account Master Trust, Series 1995-2, Class A
    700,000            8.10            06/15/04             733,026
--------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

Statement of Investments
--------------------------------------------------------------------
Goldman Sachs Balanced Fund (continued)
January 31, 1997

--------------------------------------------------------------------
Principal           Interest           Maturity
Amount                Rate               Date                 Value
====================================================================
Asset-Backed Securities (continued)
Sears Credit Card Master Trust, Series 1995-3, Class A
$    70,000            7.00%           10/15/04         $    71,268
Standard Credit Card Master Trust, Series 1994-4, Class A
    110,000            8.25            11/07/03             117,322
Standard Credit Card Master Trust, Series 1995-1, Class A
    360,000            8.25            01/07/07             389,135
--------------------------------------------------------------------
Total Asset-Backed Securities
   (Cost $4,019,726)                                    $ 4,032,077
====================================================================
Corporate Bonds--9.8%
Finance Bonds--3.6%
BankAmerica Corp.
$   500,000            7.75%           07/15/02         $   520,600
Capital One Bank
    200,000            8.33            02/10/97             200,056
    250,000            8.13            02/27/98             254,825
Conseco Finance
    120,000            8.70            11/15/26             122,912
Continental Bank
    100,000           12.50            04/01/01             120,501
Countrywide Funding Corp.
    100,000            6.08            07/14/99              99,368
    150,000            8.00            12/15/26             147,029
Edison Mission Energy Funding Corp.
    100,000            6.77            09/15/03              99,852
Fleet Mortgage Group, Inc.
    250,000            6.50            06/15/00             248,888
Golden West Financial Corp.
    200,000           10.25            12/01/00             223,894
Meditrust, Inc.
    120,000            7.82            09/10/26             128,021
Mic Finance Trust
     80,000            8.38            02/01/27              80,442
Olympic Financial Ltd.
     95,000           13.00            05/01/00             107,350
PXRE Cap Trust
     65,000            8.85            02/01/27              65,847
Signet Banking Corp.
$   500,000            9.63%           06/01/99         $   531,870
Washington Real Estate
     55,000            7.13            08/13/03              54,745
--------------------------------------------------------------------
Total Finance Bonds
   (Cost $3,035,271)                                    $ 3,006,200
====================================================================
Industrial Bonds--5.6%
360 Communications Co.
$   195,000            7.13%           03/01/03         $   193,518
Auburn Hills Trust
     90,000           12.00            05/01/20             134,352
Blockbuster Entertainment
     50,000            6.63            02/15/98              49,995
Chelsea GCA Realty
    226,000            7.75            01/26/01             228,362
DVI Equipment Lease Trust
    434,745            6.55            07/10/04             434,605
Ford Motor Credit Co.
     40,000            8.38            01/15/00              42,038
General Motors Acceptance Corp.
    170,000            7.13            05/10/00             173,087
    210,000            5.63            02/05/01             202,810
H + T Master Trust, Class A2
    220,000            8.18            08/15/02             220,000
K Mart Corp.
     40,000            9.55            06/30/98              40,290
     40,000            9.60            09/15/98              40,845
Loewen Group International
     50,000            7.75            10/15/01              50,000
News America Holdings, Inc.
    160,000            7.50            03/01/00             163,784
Northwest Airlines
    217,076            8.97            01/02/15             226,558
NWA
     68,025            8.26            03/10/06              71,149
--------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------

--------------------------------------------------------------------
Principal           Interest           Maturity
Amount                Rate               Date                 Value
====================================================================
Corporate Bonds (continued)
Industrial Bonds (continued)
Oryx Energy Co.
$   245,000            9.50%           11/01/99         $   259,252
RJR Nabisco Inc.
    135,000            8.00            07/15/01             136,184
    160,000            8.63            12/01/02             164,654
Rogers Cablesystems, Inc.
    115,000            9.63            08/01/02             119,600
Tele-Communications, Inc.
    295,000            6.19            09/15/03             292,956
    125,000            9.65            10/01/03             133,951
     20,000            6.82            09/15/10              19,899
Tenet Healthcare Corp.
     60,000            9.63            09/01/02              65,100
Time Warner, Inc.
    375,000            7.45            02/01/98             378,776
    125,000            9.63            05/01/02             139,444
    250,000            7.98            08/15/04             256,243
Tosco Corp.
    110,000            7.00            07/15/00             110,793
U.S. Home Corp.
     70,000            7.95            03/01/01              68,250
USI American Holdings Corp.
     60,000            7.25            12/01/06              58,540
Viacom International
     80,000            9.13            08/15/99              81,800
     95,000           10.25            09/15/01             103,550
--------------------------------------------------------------------
Total Industrial Bonds
   (Cost $4,650,412)                                    $ 4,660,385
====================================================================
Utility Bonds--0.6%
Arkla Inc.
$   250,000            9.20%           12/18/97         $   255,665
Central Maine Power Co.
    100,000            7.38            01/01/99             100,138
    160,000            7.45            08/30/99             159,134
--------------------------------------------------------------------
Total Utility Bonds
   (Cost $521,661)                                      $   514,937
====================================================================
--------------------------------------------------------------------
====================================================================
Total Corporate Bonds
   (Cost $8,207,344)                                    $ 8,181,522
====================================================================
Government Bonds--1.2%
Australia Commonwealth
AUD1,000,000           7.50%           07/15/05         $   769,138
Province of Quebec
$   200,000           13.25            09/15/14             238,976
--------------------------------------------------------------------
Total Government Bonds
   (Cost $1,033,387)                                    $ 1,008,114
====================================================================
Emerging Market Debt--3.3%
Argentina Bocan
$   144,111            5.69%           04/01/01         $   138,490
Asia Pulp and Paper International Finance Co.
    100,000            7.26(a)        04/03/97              98,614
    200,000            8.30            06/28/99             198,118
     90,000           10.25            10/01/00              90,754
Banco De Commercio Exterior
     30,000            8.63            06/02/00              30,979
BCO De Colombia
    110,000            8.63            06/02/00             113,590
Bridas Corp.
    170,000           12.50            11/15/99             181,433
Bridas Corp. Gtd Euro Medium
     60,000            9.50            06/17/99              60,147
Corp. Andina de Fomento
    160,000            7.25            04/30/98             161,774
Emp Ica Soc Contro
    110,000            9.75            02/11/98             111,440
Empresa Col Petroleos
     80,000            7.25            07/08/98              80,566
Financiera Energy Nacional
    230,000            5.88            02/17/98             226,062
     60,000            8.13            04/09/98              60,347
    200,000            8.46            06/19/98             201,876
     80,000            9.38            06/15/06              82,847
--------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

Statement of Investments
--------------------------------------------------------------------
Goldman Sachs Balanced Fund (continued)
January 31, 1997

--------------------------------------------------------------------
Principal           Interest           Maturity
 Amount               Rate               Date                 Value
====================================================================
Emerging Market Debt (continued)
Grupo Industrial Durango
$   120,000           12.00%           07/15/01         $   127,978
Grupo Televisa
     20,000           11.38            05/15/03              21,425
Imexsa Export Trust
    100,000           10.13            05/31/03             104,190
Inst Fomento Industrial
    290,000            8.38            07/29/01             295,707
PT Indah Kiat
     50,000            8.88            11/01/00              49,518
Republic of Argentina
     89,600            8.63            04/06/98              90,730
    150,000            5.63            04/01/00              75,600
Sampoerna International
     50,000            8.38            06/15/06              51,208
YPF Sociedad Anonima
    111,483            7.50            10/26/02             113,132
--------------------------------------------------------------------
Total Emerging Market Debt
   (Cost $2,710,872)                                    $ 2,766,525
====================================================================
Government Agency Obligations--0.7%
Federal National Mortgage Association
$   520,000            8.50%           02/01/05         $   545,917
--------------------------------------------------------------------
Total Government Agency Obligations
   (Cost $566,963)                                      $   545,917
====================================================================
Mortgage Backed Obligations--12.9%
Federal Home Loan Mortgage Corp.
$ 2,000,000            7.50%           TBA-30yr/(b)/    $ 2,003,740
Federal National Mortgage Association
  2,000,000            8.00            TBA-30yr/(b)/      2,042,500
  1,000,000            6.50            TBA-15yr/(b)(d)/     990,930
     95,702            8.50            09/01/06/(d)/        100,068
    119,291            8.50            03/01/07/(d)/        124,733
    677,419            8.50            03/01/10/(d)/        707,985
  1,000,000            3.50            05/25/19             869,370
====================================================================
Government National Mortgage Association
$ 1,000,000            7.50%           TBA-30yr/(b)/    $ 1,002,180
    963,086            7.50            05/15/23             969,404
  1,005,709            7.00            07/15/23             990,311
  1,000,000            7.00            08/15/23             984,690
--------------------------------------------------------------------
Total Mortgage Backed Obligations
   (Cost $10,687,107)                                   $10,785,911
====================================================================
Sovereign Credit--0.2%
State of Israel
$   150,000             6.38%          12/15/05         $   141,983
--------------------------------------------------------------------
Total Sovereign Credit
   (Cost $139,082)                                      $   141,983
====================================================================
U.S. Treasury Obligations--8.5%
United States Treasury Bonds
$   470,000           12.00%           08/15/13/(d)/    $   666,592
    120,000            8.75            05/15/17/(d)/        144,619
     30,000            8.88            08/15/17              36,595
    580,000            8.75            05/15/20             704,068
    160,000            8.75            08/15/20/(d)/        194,400
    680,000            7.63            02/15/25             743,430
United States Treasury Notes
  1,200,000            6.88            08/31/99           1,223,628
  1,000,000            6.13            07/31/00             999,220
    900,000            7.88            11/15/04             977,202
United States Treasury Principal Only Stripped Securities/(a)/
     80,000            6.03/(a)/       08/15/99              68,774
    740,000            6.55/(a)/       11/15/04/(d)/        447,552
    320,000            6.59/(a)/       05/15/05             186,781
  2,200,000            7.09/(a)/       02/15/19             473,968
    890,000            7.10/(a)/       05/15/20             175,205
--------------------------------------------------------------------
Total U.S. Treasury Obligations
   (Cost $7,102,563)                                    $ 7,042,034
====================================================================

--------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------

--------------------------------------------------------------------
Principal           Interest           Maturity
 Amount               Rate               Date                 Value
====================================================================
Yankee Bonds--0.1%
Korea Electric Power
$    93,927            7.40%           04/01/16         $    93,712
--------------------------------------------------------------------
Total Yankee Bonds
   (Cost $90,825)                                       $    93,712
====================================================================
Total Fixed Income
   (Cost $34,557,869)                                   $34,597,795
--------------------------------------------------------------------
Short-Term Obligations--0.2%
Argentina Treasury Bill
$    40,000            6.00%/(a)/      02/14/97         $    39,896
Banco Nacional de Com
     50,000           10.63            06/23/97              51,291
Republic of Argentina
     90,000            6.29(a)         05/16/97              88,166
--------------------------------------------------------------------
Total Short-Term Obligations
   (Cost $179,353)                                      $   179,353
====================================================================
Repurchase Agreement--11.0%
Joint Repurchase Agreement Account
$ 9,200,000            5.63%           02/03/97/(d)/    $ 9,200,000
--------------------------------------------------------------------
Total Repurchase Agreement
   (Cost $9,200,000)                                    $ 9,200,000
====================================================================
Total Investments
   (Cost $80,718,346)/(c)/                              $89,222,318
====================================================================
Federal Income Tax Information:
   Gross unrealized gain for investments in which
      value exceeds cost                                $ 9,461,225
   Gross unrealized loss for investments in which
      cost exceeds value                                   (981,857)
--------------------------------------------------------------------
   Net unrealized gain                                  $ 8,479,368
====================================================================

--------------------------------------------------------------------

====================================================================
Futures contracts open at January 31, 1997 are as follows:
                           Number of
                           Contracts     Settlement     Unrealized
          Type              Long(e)        Month        Gain(Loss)
------------------------- ------------ ---------------  -----------
2-Year U.S. Treasury Note        5        March 1997      $(3,438)
10-Year U.S. Treasury Bond      15        March 1997      (25,500)
30-Year U.S. Treasury Bond       2        March 1997       (3,969)
S&P 500 Stock Index              4        March 1997      123,100
-------------------------------------------------------------------
                                                          $90,193
-------------------------------------------------------------------

*     Non-income producing security.
/(a)/ The interest rate disclosed for these securitites represents effective yields to maturity.
/(b)/ TBA (To Be Assigned) securities are purchased on a forward commitment basis with an approximate (generally +/-2.5%) principal amount and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.
/(c)/ The aggregate cost for federal income tax purposes is $80,742,950.
/(d)/ Portions of these securities are being segregated as collateral for futures contracts, TBA (To Be Assigned) securities, covered short sales and/or mortgage dollar rolls.
/(e)/ Each 2-Year U.S. Treasury Note contract represents $200,000 in notional par value. Each 10-Year and 30-Year U.S. Treasury Bond contract represents $100,000 in notional par value. Each S&P 500 Stock Index represents $50,000 in notional par value. The total net notional amount and market value at risk are $2,900,000 and $4,463,969, respectively. The determination of notional amounts does not consider market risk factors and therefore notional amounts as presented here are indicative only of volume of activity and not a measure of market risk.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

--------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Letter to Shareholders
--------------------------------------------------------------------------------
Goldman Sachs Select Equity Fund


--------------------------------------------------------------------------------
Objective and Investment Approach

     The Goldman Sachs Select Equity Fund is designed to provide investors with a broadly diversified portfolio that can be used as a core holding on which to build an investment program. The fund's investment objective is to provide investors with long-term growth of capital and dividend income through investment in a broadly diversified portfolio of predominantly large-cap and blue-chip equity securities representing all major sectors of the U.S. economy. The fund's mandate is to remain fully invested with industry diversification, capitalization and risk characteristics similar to the aggregate U.S. stock market as represented by the S&P 500 stock index. Therefore, the fund's relative performance compared with the market comes almost exclusively from stock selection within sectors. We believe the fund offers investors an attractive combination of value and growth, without assuming more risk than the broad market.

     The fund employs a disciplined approach that combines fundamental investment research provided by the Goldman Sachs Global Investment Research Department with quantitative analysis generated by the Asset Management Division's proprietary model. Our quantitative system evaluates each stock using many different criteria including valuation measures, growth expectations, earnings momentum and risk. It also objectively analyzes the impact of current economic conditions on different types of stocks. Those stocks ranked highly by both our quantitative model and by Goldman Sachs research are selected for the fund's portfolio.

Performance Review: Quantitative Model Contributed to the Fund's Performance
--------------------------------------------------------------------------------

                                                        Fund Total
                                                          Return        S&P 500
                                                       (based on net     Total
                                                        asset value)     Return
                                                        -----------      ------
 Class A (1/31/96 -1/31/97)*                               23.75%        26.25%
 Class B (5/1/96 -1/31/97)*                                18.59%        22.18%
 Institutional (1/31/96 -1/31/97)*                         24.63%        26.25%
 Service (6/7/96 - 1/31/97)*                               15.92%        18.36%

--------------------------------------------------------------------------------
* Class A, B, Institutional and Service share performance assumes reinvestment of all dividends and distributions, a complete redemption at the net asset value at the end of the period and no initial sales charge or contingent deferred sales charge. Performance for Class B and Service shares is a cumulative total return (not annualized) from their inception through the end of the period.

     During the period, the fund achieved strong absolute returns, with most of its gains occurring in the second half of the year. When the period began, the fund performed well primarily due to successful stock selection. The Research Department's qualitative ratings were particularly helpful early in the period, when its analysis helped the fund steer clear of underperforming stocks. During the latter half of the year, most of the fund's positive performance came from the Asset Management Division's quantitative model.

     Of the three themes considered by our quantitative model -- value, growth and low-risk -- stocks with value-oriented features, such as low price/earnings ratios, received the highest weighting during most of the period. This emphasis did not work in the fund's favor during the second and third quarters of 1996, when stocks with growth characteristics (strong near-term growth expectations and high price/earnings multiples) outperformed value-oriented stocks. In the fourth quarter, however, our emphasis on value proved to be extremely successful, as stocks with value characteristics soared to record highs and outperformed the other themes by a substantial margin. As a result of this dramatic rebound, value emerged as the dominant investment style for the year.

     Despite the positive results from our quantitative model, the fund underperformed the index because it was

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
unable to keep pace with the dramatic outperformance of the largest 50 stocks, which accounted for a significant portion of the market's gains. In addition, the fund held a slightly higher cash position than usual as the volume of new assets invested in the fund rapidly increased, particularly during the fourth quarter, when the top 50 stocks surged. To address this issue, at the end of 1996 the fund instituted new procedures to ensure that cash balances will be invested more rapidly. Furthermore, we expect that any future market advance will broaden to include stocks beyond the top 50.

     The fund's best performers were large-capitalization stocks from a wide range of sectors, including banks (BankAmerica Corp. and NationsBank Corp.), technology companies (Intel Corp., Microsoft Corp. and IBM Corp.), consumer staples (Procter & Gamble Co.), electrical equipment (General Electric Co.) and tobacco (Philip Morris Companies, Inc.).

     Stocks that fell short of our expectations included some of the fund's utility, telecommunication and oil investments such as Unicom Corp., Airtouch Communications, Inc. and Tenneco, Inc.

Portfolio Composition: Model Increasingly Favored Stocks With Defensive Characteristics

     As of January 31, 1997, the fund held 141 stocks. While its sector exposures were generally in line with the S&P 500 index, the fund was overweighted in electric/gas (5.8% for the fund versus 3.3% for the S&P 500) and energy (10.1% versus 8.0%) and underweighted in consumer nondurables (10.2% versus 12.9%) and telecommunications (3.9% versus 6.3%). These over- and underweightings, as shown in Table II, were the result of the fund's stock selection process and were not a reflection of our economic forecast for specific sectors.

     During the first quarter of 1996, the Fund's quantitative model favored growth characteristics (such as earnings momentum and price momentum) and put a smaller, but still positive, weight on stocks with value or low-risk characteristics (e.g., low beta and low "disappointment" risk). As the year progressed, the fund's strategy became somewhat more defensive as our quantitative model increased its weighting in value and low-risk themes. This shift was triggered by a number of indicators that pointed toward emerging excesses in the equity market: Low cash cushions held by equity mutual funds, the increasing volatility of equity prices, the record-low dividend yields and the divergence in returns between stocks and bonds.

     As a result of our more defensive posture, over the past year we gradually increased the fund's weighting in energy-related companies such as Texaco Inc. and Atlantic Richfield Co., both newcomers to the fund's 10 largest holdings. We also decreased the fund's exposure to consumer noncyclicals, which includes food/agriculture companies (e.g., IBP, Inc. and Kellogg Co.).

     As of the end of the period, the fund's major valuation characteristics were more attractive than the benchmark. These included a lower price/earnings ratio based on 1997 estimated earnings (15.9x versus 17.3x for the S&P 500) as well as a lower price/book ratio (3.0x versus 3.4x). The fund achieved these favorable valuation levels while maintaining growth and risk characteristics in line with those of the S&P 500.

Table I: Top 10 Portfolio Holdings as of 1/31/97
--------------------------------------------------------------------------------

                                                     Percentage of
                                                       Total Net
 Company                      Line of Business           Assets
 General Electric Co.         Electronics                 2.9%
 Intel Corp.                  Semiconductors              2.8%
                                and Electronics
 Exxon Corp.                  Petroleum and               2.2%
                                Natural Gas
 Microsoft Corp.              Computer Software           2.1%
 Texaco Inc.                  Petroleum and               2.0%
                                Natural Gas
 Merck & Co., Inc.            Pharmaceuticals             1.9%
 Atlantic Richfield Co.       Petroleum and               1.7%
                                Natural Gas
 Bristol-Myers Squibb Co.     Pharmaceuticals             1.7%
 Philip Morris Companies,     Tobacco and Food            1.7%
   Inc.                         Products
 Travelers Group, Inc.        Financial Services          1.6%

--------------------------------------------------------------------------------

Letter to Shareholders
--------------------------------------------------------------------------------
Goldman Sachs Select Equity Fund (continued)


--------------------------------------------------------------------------------
Table II: Sector Breakout as of 1/31/97
--------------------------------------------------------------------------------

                                         Percentage of
                            Percentage      S&P 500
 Industry Sectors          of Portfolio      Index       Difference
 Finance                       17.8%         16.2%          1.6%
 Consumer Nondurables          10.2%         12.9%         -2.7%
 Energy                        10.1%          8.0%          2.1%
 Health                         9.6%         10.4%         -0.8%
 Technology                     9.3%         10.9%         -1.6%
 Basic Industry                 7.9%          7.1%          0.8%
 Capital Spending               6.5%          5.6%          0.9%
 Electric/Gas                   5.8%          3.3%          2.5%
 Miscellaneous                  4.4%          5.0%         -0.6%
 Retail                         4.3%          3.6%          0.7%
 Telecommunications             3.9%          6.3%         -2.4%
 Consumer Services              3.8%          4.8%         -1.0%
 Consumer Durables              2.6%          2.5%          0.1%
 Aerospace                      1.8%          2.0%         -0.2%
 Transportation                 1.1%          1.4%         -0.3%
 Cash                           1.0%          0.0%          1.0%

--------------------------------------------------------------------------------

Outlook

     Goldman Sachs expects the U.S. equity market to continue to advance in 1997, although returns will likely be more modest than the unusually strong results of 1995 and 1996. In addition, we expect equity gains to broaden beyond the top 50 stocks. In 1997, we will continue to maintain a balanced approach by considering risk, value and growth simultaneously.

However, the relative importance of avoiding riskier stocks has increased in the current market environment, which is likely to result in greater emphasis on defensive stocks with below-average price volatility, attractive valuations and lower possibility of near-term earnings disappointments.


/s/ Robert C. Jones

Robert C. Jones
Senior Portfolio Manager,
Quantitative Equity


/s/ Kent A. Clark

Kent A. Clark
Portfolio Manager,
Quantitative Equity


/s/ Victor H. Pinter

Victor H. Pinter
Portfolio Manager,
Quantitative Equity

March 3, 1997

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Goldman Sachs Select Equity Fund
January 31, 1997

--------------------------------------------------------------------------------

The following graphs show the value, as of January 31, 1997, of a $10,000 investment made (with and without the maximum sales charge of 5.5% and redemption charge of 5.0% for Class A and B, respectively) on the inception date of each class. For comparative purposes, the performance of the Fund's benchmark (the Standard and Poor's 500 Index ("S&P 500")) is shown for the appropriate time periods. All performance data shown represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor's shares, when redeemed, to be worth more or less than their original cost.

                        Class A

                [LINE GRAPH APPEARS HERE]

           GS Select Eq        GS Select Eq
              Class A             Class A
         (w/sales charge)    (no/sales charge)   S&P 500
         ----------------    ----------------    -------
5/24/91        9,450              10,000          10,000
1/31/92       10,112              10,701          11,092
1/31/93       10,548              11,162          12,266
1/31/94       12,144              12,851          13,846
1/31/95       12,009              12,708          13,919
1/31/96       16,654              17,617          19,306
1/31/97       20,613              21,813          24,390
                             Class B

                     [LINE GRAPH APPEARS HERE]

           GS Select Eq             GS Select Eq
              Class B                  Class B
      (no redemption charge)    (w/redemption charge)     S&P 500
      ----------------------    ---------------------     -------
5/1/96        10,000                   10,000              10,000
1/31/97       11,859                   11,359              12,218
                  Institutional

            [LINE GRAPH APPEARS HERE]

                   GS Select Eq
                Institutional Class     S&P 500
                -------------------     -------
6/15/95                10,000            10,000
1/31/96                12,014            12,029
1/31/97                14,983            15,197
                 Service

         [LINE GRAPH APPEARS HERE]

                   GS Select Eq
                    Serv. Class    S&P 500
                   ------------    -------
6/7/96                10,000        10,000
1/31/97               11,592        11,836

                                ------------------------------------------------
                                          Average Annual Total Return
                                ------------------------------------------------
                                      One Year          Since Inception/(a)/
--------------------------------------------------------------------------------
Class A, no sales charge               23.75%                  14.67%
--------------------------------------------------------------------------------
Class A, w/sales charge                16.98%                  13.54%
--------------------------------------------------------------------------------
Class B, no redemption charge            N/A                   18.59% /(b)/
--------------------------------------------------------------------------------
Class B, w/redemption charge             N/A                   13.59% /(b)/
--------------------------------------------------------------------------------
Institutional Class                    24.63%                  28.04%
--------------------------------------------------------------------------------
Service Class                            N/A                   15.92% /(b)/
--------------------------------------------------------------------------------

/(a)/ Class A, Class B, Institutional and Service shares commenced operations on
      May 24, 1991, May 1, 1996, June 15, 1995 and June 7, 1996, respectively.
/(b)/ An aggregate total return (not annualized) is shown instead of an average annual total return since these classes have not completed a full twelve months of operations.

--------------------------------------------------------------------------------

Statement of Investments
Goldman Sachs Select Equity Fund
--------------------------------------------------------------------
January 31, 1997
--------------------------------------------------------------------


--------------------------------------------------------------------

Shares         Description                                    Value
--------------------------------------------------------------------
Common Stocks--97.3%

Aerospace--0.8%
 43,600        United Technologies Corp.              $   3,041,100
--------------------------------------------------------------------
Agency/Government--0.9%
 93,800        Federal National Mortgage Assn.            3,705,100
--------------------------------------------------------------------
Agriculture/Heavy Equipment--2.5%
 25,100        Case Corp.                                 1,330,300
 55,500        Caterpillar, Inc.                          4,308,188
 44,100        Conagra, Inc.                              2,227,050
 48,900        Tenneco, Inc.                              1,956,000
--------------------------------------------------------------------
                                                          9,821,538
--------------------------------------------------------------------
Airlines--1.2%
 19,700        AMR Corp.*                                 1,585,850
 38,500        Delta Air Lines, Inc.                      3,041,500
--------------------------------------------------------------------
                                                          4,627,350
--------------------------------------------------------------------
Alcohol--0.2%
 21,600        Anheuser Busch Companies, Inc.               918,000
--------------------------------------------------------------------
Appliance Manufacturer--1.0%
 38,300        Emerson Electric Co.                       3,782,125
--------------------------------------------------------------------
 Auto/Original Equipment Manufacturer--0.3%
 23,100        Cummins Engine, Inc.                       1,215,638
--------------------------------------------------------------------
Auto/Vehicle--1.5%
 25,200        Chrysler Corp.                               878,850
 32,200        Ford Motor Co.                             1,034,425
 70,700        General Motors Corp.                       4,171,300
--------------------------------------------------------------------
                                                          6,084,575
--------------------------------------------------------------------
Bank Holding Companies--0.4%
 26,000        Comerica, Inc.                             1,485,250
--------------------------------------------------------------------
Banks--6.0%
 33,550        Banc One Corp.                             1,522,331
 48,000        Bank of New York, Inc.                     1,758,000
 46,400        BankAmerica Corp.                          5,179,400
 12,900        Chase Manhattan Corp.                      1,193,250
 25,800        Citicorp                                   3,002,475
 28,500        First Bank System, Inc.                    2,166,000
 34,400        First Chicago Corp.                        1,965,100
  6,400        First Union Corp.                            535,200
 48,400        NationsBank Corp.                          5,227,200
  4,500        Wells Fargo & Company                  $   1,371,375
--------------------------------------------------------------------
                                                         23,920,331
--------------------------------------------------------------------
Beverages--1.6%
 41,900        Coca Cola Co.                              2,424,963
 115,300       Pepsico, Inc.                              4,021,088
--------------------------------------------------------------------
                                                          6,446,051
--------------------------------------------------------------------
Business Services--0.2%
 19,100        Automatic Data Processing, Inc.              790,263
--------------------------------------------------------------------
Chemicals-Commodity--2.1%
 46,000        Dow Chemicals Co.                          3,547,750
 20,600        Du Pont EI de Nemours                      2,258,275
 68,900        Monsanto Co.                               2,609,588
--------------------------------------------------------------------
                                                          8,415,613
--------------------------------------------------------------------
Chemicals-Specialty--1.0%
 37,800        Allied Signal, Inc.                        2,655,450
 27,700        Morton International, Inc.                 1,125,313
--------------------------------------------------------------------
                                                          3,780,763
--------------------------------------------------------------------
Commercial Services--0.3%
 32,500        Interim Services, Inc.*                    1,178,125
--------------------------------------------------------------------
Communications Services Companies--1.5%
 75,500        Airtouch Communications, Inc.*             1,953,563
 96,100        Sprint Corp.                               3,916,075
--------------------------------------------------------------------
                                                          5,869,638
--------------------------------------------------------------------
Communications Technology--0.8%
 37,403        Lucent Technologies, Inc.                  2,029,113
 15,200        Motorola Inc.                              1,037,400
--------------------------------------------------------------------
                                                          3,066,513
--------------------------------------------------------------------
Computers--0.9%
 65,200        Hewlett Packard Co.                        3,431,150
--------------------------------------------------------------------
Computers & Peripherals--3.7%
 45,400        Cisco Systems, Inc.*                       3,166,650
 35,000        Compaq Computer Corp.*                     3,040,625
 20,300        Eastman Kodak Co.                          1,761,025
 33,400        International Business Machines            5,252,150
 51,100        Sun Microsystems, Inc.*                    1,622,425
--------------------------------------------------------------------
                                                         14,842,875
--------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


--------------------------------------------------------------------

Shares         Description                                    Value
--------------------------------------------------------------------
Common Stocks (continued)
Construction/Environmental Services--0.2%
 13,300        Armstrong World Industries, Inc.       $     944,300
--------------------------------------------------------------------
Consumer Staples--3.4%
 51,700        American Home Products Corp.               3,276,488
 13,300        Clorox Co.                                 1,577,713
 60,200        Gillette Co.                               4,906,300
 33,400        Procter & Gamble Co.                       3,857,700
--------------------------------------------------------------------
                                                         13,618,201
--------------------------------------------------------------------
Defense--1.4%
 5,400         Boeing Co.                                   578,475
 17,700        McDonnell Douglas Corp.                    1,190,325
 18,500        Textron, Inc.                              1,801,438
 36,800        TRW, Inc.                                  1,867,600
--------------------------------------------------------------------
                                                          5,437,838
--------------------------------------------------------------------
Department Stores--3.2%
 147,400       Dayton Hudson Corp.                        5,545,925
 38,000        Federated Dept. Stores, Inc.*              1,249,250
 18,900        Mercantile Stores Co.                        926,100
 65,700        Sears Roebuck & Co.                        3,153,600
 72,100        Walmart Stores, Inc.                       1,712,375
--------------------------------------------------------------------
                                                         12,587,250
--------------------------------------------------------------------
Electric Utilities--4.7%
 76,300        Duke Power Co.                             3,576,563
 128,700       Edison International, Inc.                 2,750,963
 31,500        Empresa Nacional de Electric ADR           2,071,125
 139,600       Niagara Mohawk Power*                      1,413,450
 57,700        Public Service Company of New Mexico       1,154,000
 92,800        Texas Utilities Co.                        3,758,400
 156,300       Unicom Corp.                               3,692,588
--------------------------------------------------------------------
                                                         18,417,089
--------------------------------------------------------------------
Electrical Equipment Manufacturer--2.9%
 112,200       General Electric Co.                      11,556,600
--------------------------------------------------------------------
Financial Services--0.7%
 53,300        Providian Corp.                            2,871,538
--------------------------------------------------------------------
Food Producers--0.5%
 10,600        CPC International, Inc.                      814,875
 16,400        Ralston Purina Co.                         1,289,450
--------------------------------------------------------------------
                                                          2,104,325
--------------------------------------------------------------------
Forest Products--2.6%
 78,600        Avery Dennison Corp.                       2,878,725
 32,000        Champion International Corp.               1,340,000
 32,600        Georgia Pacific Corp.                      2,400,175
 26,000        International Paper Co.                    1,062,750
 19,700        Mead Corp.                                 1,108,125
 30,700        Weyerhaeuser Co.                           1,396,850
--------------------------------------------------------------------
                                                         10,186,625
--------------------------------------------------------------------
Funeral Services--0.2%
 29,600        Service Corp. International                  858,400
--------------------------------------------------------------------
Gas Distribution & Pipeline--1.2%
 55,600        Columbia Gas Systems, Inc.                 3,620,950
 22,900        Panenergy Corp.                            1,056,263
--------------------------------------------------------------------
                                                          4,677,213
--------------------------------------------------------------------
Health Suppliers/Services--1.3%
 73,200        Johnson & Johnson                          4,218,150
 15,800        Medtronic Inc.                             1,082,300
--------------------------------------------------------------------
                                                          5,300,450
--------------------------------------------------------------------
Healthcare Management--0.8%
 55,800        Columbia HCA Healthcare                    2,204,100
 38,300        Manor Care, Inc.                             976,650
--------------------------------------------------------------------
                                                          3,180,750
--------------------------------------------------------------------
Information Management--0.7%
 114,100       Dun & Bradstreet Corp.                     2,738,400
--------------------------------------------------------------------
Insurance Brokers & Other Insurance--0.3%
 24,600        Exel Insurance Ltd.                        1,042,425
--------------------------------------------------------------------
Insurance-Life--2.6%
 29,100        American General Corp.                     1,160,363
 18,700        Cigna Corp.                                2,835,388
 122,933       Travelers Group,  Inc.                     6,438,616
--------------------------------------------------------------------
                                                         10,434,367
--------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

Statement of Investments
--------------------------------------------------------------------
Goldman Sachs Select Equity Fund (continued)
January 31, 1997


--------------------------------------------------------------------

Shares         Description                                    Value
====================================================================
Common Stocks (continued)
Insurance-Property and Casualty--2.2%
 25,956        Allstate Corp.                         $   1,706,607
 36,850        American International Group, Inc.         4,463,456
 68,500        Safeco Corp.                               2,603,000
--------------------------------------------------------------------
                                                          8,773,063
--------------------------------------------------------------------
Integrated Oil--11.1%
 22,100        Amoco Corp.                                1,922,700
 51,800        Atlantic Richfield Co.                     6,850,550
 84,300        Exxon Corp.                                8,735,574
 46,800        Kerr McGee Corp.                           3,217,500
 17,200        Mobil Corp.                                2,257,500
 52,000        Norsk Hydro ADR                            2,925,000
 32,000        Phillips Petroleum Co.                     1,412,000
 26,600        Royal Dutch Petroleum ADR                  4,615,100
 75,700        Texaco, Inc.                               8,014,738
 97,300        Unocal Corp.                               4,098,763
--------------------------------------------------------------------
                                                         44,049,425
--------------------------------------------------------------------
Investment Brokers & Managers--2.7%
 52,500        Merrill Lynch Co.                          4,423,125
 38,300        Morgan Stanley Group, Inc.                 2,187,888
 76,900        Salomon, Inc.                              4,248,725
--------------------------------------------------------------------
                                                         10,859,738
--------------------------------------------------------------------
Local Phone Companies--2.3%
 53,600        Ameritech Corp.                            3,202,600
 67,100        GTE Corp.                                  3,153,700
 104,900       Worldcom, Inc.*                            2,635,613
--------------------------------------------------------------------
                                                          8,991,913
--------------------------------------------------------------------
Machinery and Equipment--0.6%
 20,100        Dover Corp.                                  994,950
 29,300        Ingersoll-Rand Co.                         1,336,813
--------------------------------------------------------------------
                                                          2,331,763
--------------------------------------------------------------------
Media/Entertainment--1.4%
 41,400        King World Productions, Inc.*              1,619,775
 54,942        Walt Disney Co.                            4,024,502
--------------------------------------------------------------------
                                                          5,644,277
--------------------------------------------------------------------
Nonferrous Metals--1.3%
 15,900        Phelps Dodge Corp.                         1,111,013
 72,800        Tyco International Ltd.                    4,158,700
--------------------------------------------------------------------
                                                          5,269,713
--------------------------------------------------------------------
Office & Business Equipment--0.5%
 36,400        Xerox Corp.                                2,133,950
--------------------------------------------------------------------
Oil & Gas Exploration--0.4%
 31,100        Burlington Resources, Inc.                 1,547,225
--------------------------------------------------------------------
Pharmaceuticals--6.7%
 51,100        Abbott Labs                                2,778,563
 53,100        Bristol Myers Squibb                       6,743,700
 18,600        Eli Lilly & Co.                            1,620,525
 82,100        Merck & Co.                                7,450,575
 23,600        Pfizer, Inc.                               2,191,850
 31,700        Pharmacia & Upjohn, Inc.                   1,180,825
 47,600        Schering Plough Corp.                      3,599,750
 13,800        Warner Lambert Co.                         1,110,900
--------------------------------------------------------------------
                                                         26,676,688
--------------------------------------------------------------------
Recreational Products--0.2%
 29,407        Mattel, Inc.                                 827,072
--------------------------------------------------------------------
Restaurants & Hotels--1.0%
 14,000        HFS, Inc.*                                   980,000
 23,000        ITT Corp.*                                 1,313,875
 40,200        McDonalds Corp.                            1,829,100
--------------------------------------------------------------------
                                                          4,122,975
--------------------------------------------------------------------
Retail--0.7%
 34,100        Home Depot, Inc.                           1,687,950
 29,900        TJX Companies, Inc.                        1,188,525
--------------------------------------------------------------------
                                                          2,876,475
--------------------------------------------------------------------
Retail-Specialty--1.2%
 48,200        Gap, Inc.                                  1,385,750
 49,600        Nike,  Inc.                                3,366,600
--------------------------------------------------------------------
                                                          4,752,350
--------------------------------------------------------------------
Semiconductors & Electronics--2.8%
 67,800        Intel Corp.                               11,000,550
--------------------------------------------------------------------
Software--2.7%
 33,350        Computer Associates International,
               Inc.                                       1,513,256
 79,900        Microsoft Corp.*                           8,149,800
 24,600        Oracle Corp.*                                956,325
--------------------------------------------------------------------
                                                         10,619,381
--------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


--------------------------------------------------------------------

Shares         Description                                    Value
====================================================================
Common Stocks (continued)
Supermarkets--0.9%
 63,300        Great A&P Tea Co., Inc.                $   1,978,125
 31,200        Safeway, Inc.*                             1,489,800
--------------------------------------------------------------------
                                                          3,467,925
--------------------------------------------------------------------
Technical Services--0.4%
 22,800        3Com Corp.*                                1,530,450
--------------------------------------------------------------------
Technology Capital Goods--0.7%
 18,800        Applied Materials, Inc.*                     928,250
 22,000        Harris Corp.                               1,674,750
--------------------------------------------------------------------
                                                          2,603,000
--------------------------------------------------------------------
Telecommunications--0.2%
 17,000        Tellabs, Inc.*                               700,188
--------------------------------------------------------------------
Textiles--1.1%
 22,500        Liz Claiborne, Inc.                          947,813
 33,200        Sara Lee Corp.                             1,311,400
 30,800        VF Corp.                                   2,048,200
--------------------------------------------------------------------
                                                          4,307,413
--------------------------------------------------------------------
Tire & Other Related Rubber Products--0.8%
 36,800        BF Goodrich Co.                            1,508,800
 29,800        Goodyear Tire & Rubber Co.                 1,624,100
--------------------------------------------------------------------
                                                          3,132,900
--------------------------------------------------------------------
Tobacco--1.7%
 55,600        Philip Morris Companies, Inc.              6,609,450
--------------------------------------------------------------------
Total Common Stocks
   (Cost $294,916,122)                                $ 385,205,653
====================================================================
Rights--0.9%
Insurance--0.2%
 9,400         MBIA, Inc.,* exp. 12/12/01             $     903,575
--------------------------------------------------------------------
Insurance-Life--0.4%
 36,400        Protective Life Corp.*, exp. 07/13/97      1,442,350
--------------------------------------------------------------------
Specialty Finance--0.3%
 19,100        Beneficial Corp.,* exp. 11/23/97           1,284,475
--------------------------------------------------------------------
Total Rights
   (Cost $2,826,759)                                  $   3,630,400
--------------------------------------------------------------------

Principal
Amount       Description                                     Value
====================================================================
U.S. Treasury Obligations--0.2%
$   841,000  U.S. Treasury Bill
             5.08%, 05/29/97/(b)/                     $     827,118
--------------------------------------------------------------------
Total U.S. Treasury Obligations
   (Cost $827,118)                                    $     827,118
--------------------------------------------------------------------
Repurchase Agreement--0.9%
$ 3,600,000  Joint Repurchase Agreement Account
             5.63%, 02/03/97                          $   3,600,000
--------------------------------------------------------------------
Total Repurchase Agreements
   (Cost $3,600,000)                                  $   3,600,000
--------------------------------------------------------------------
Total Investments
   (Cost $302,169,999)/(a)/                           $ 393,263,171
====================================================================
Federal Income Tax Information:
   Gross unrealized gain for investments in
      which value exceeds cost                        $  94,373,749
   Gross unrealized loss for investments in
      which cost exceeds value                           (3,489,045)
--------------------------------------------------------------------
   Net unrealized gain                                $  90,884,704
====================================================================


Futures Contracts open at January 31, 1997 are as follows:

                          Number of
                          Contracts     Settlement    Unrealized
Type                      Long/(c)/     Month         Gain
------------------------- ------------- ------------ ----------------
S&P 500 Stock Index            7        March 1997    $91,800


*  Non-income producing security.

/(a)/The aggregate cost for federal income tax purposes is $302,378,467.

/(b)/Portion of this security is being segregated as collateral for futures contracts.

/(c)/Each S&P 500 Stock Index represents $50,000 in notional par value. The total net notional amount and net market value at risk are $350,000 and $2,756,250, respectively. The determination of notional amounts does not consider market risk factors and therefore notional amounts as presented here are indicative only of volume of activity and not a measure of market risk.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Letter to Shareholders
--------------------------------------------------------------------------------
Goldman Sachs Growth and Income Fund

--------------------------------------------------------------------------------
Objective and Investment Approach

        The Goldman Sachs Growth and Income Fund seeks long-term growth of capital and growth of income primarily through investments in a diversified portfolio of common stocks and other equity securities. The fund is managed with a value style, which means we focus on companies whose stocks we believe are inexpensive relative to their expected long-term earnings growth and their ability to pay dividends. Investments may include well-known companies that are temporarily out of favor due to cyclical economic conditions or are experiencing near-term difficulties the portfolio managers judge to be temporary in nature. In-depth fundamental research of a company's financial structure, its competitive position in the market and its management's commitment to increasing shareholder value are all critical parts of the fund's investment approach. Though we are not sector investors, we closely monitor the fund's sector and industry exposures compared with the benchmark in an effort to avoid unintentional over- or underweightings.

Performance Review: The Fund Outperformed the Index...


------------------------------------- ----------------- -----------
                                         Fund Total
                                           Return        S&P 500
                                       (based on net      Total
                                        asset value)      Return
                                        -----------       ------
Class A  (1/31/96 - 1/31/97)*              28.42%         26.25%
Class B  (5/1/96 - 1/31/97)*               22.23%         22.18%
Institutional (6/3/96 - 1/31/97)*          20.77%         19.11%
Service (3/6/96 - 1/31/97)*                23.87%         22.20%
------------------------------------- ----------------- -----------

* Class A, B, Institutional and Service share performance assumes reinvestment of all dividends and distributions, a complete redemption at the net asset value at the end of the period and no initial sales charge or contingent deferred sales charge. Performance for Class B, Institutional and Service shares is a cumulative total return (not annualized) from their inceptions through the end of the period.

        The U.S. stock market continued to soar during the period under review, adding to the impressive performance recorded during the prior year. Most of the market's gains occurred during the latter half of the period, when equities rebounded strongly following a sharp correction in July.

        We are pleased to report that all of the fund's share classes outperformed the S&P 500 stock index during the past fiscal year. Most notably, its Class A shares returned 28.42% (at net asset value) versus 26.25% for the index. During the period, the fund increased its regular quarterly dividend.

 ...And Fared Very Well Relative to Its Peers

        We are proud to announce that for the three-year period ended January 31, 1997, the fund's Class A shares were rated "five stars" (out of 1,858 domestic equity funds) by Morningstar, Inc., an independent mutual fund rating agency. The "five star" designation is Morningstar's highest rating for historical risk-adjusted performance, and is given to mutual funds that Morningstar determines to be in the top 10% of their category.1

         In addition, the fund's Class A shares ranked within the top 10% of the Lipper growth and income category (53rd of 533) for the 12-month period ended January 31, 1997, according to Lipper Analytical Services, Inc. (Please note that Lipper rankings do not take sales charges into account and that past performance is not a guarantee of future results. Class B, Institutional and Service shares

-------------------------

1 Source: (C) 1997 Morningstar, Inc. All rights reserved. Morningstar proprietary ratings reflect historical risk-adjusted performance as of 1/31/97. The ratings are subject to change every month. Past performance is no guarantee of future results. Morningstar ratings are calculated from a fund's three-, five- and ten-year average annual returns (where applicable) in excess of 90-day Treasury bill returns with appropriate fee and sales charge adjustments and a risk factor that reflects fund performance below 90-day Treasury bill returns. The one-year rating is calculated using the same methodology, but is not a component of the overall rating. For the one-year period, the Class A shares received four stars and was rated among 2,990 domestic equity funds. The Morningstar rating applies only to the fund's Class A shares; the fund's Class B, Institutional and Service shares have not been rated. Class B, Institutional and Service shares are subject to additional fees and expenses that may have the effect of lowering performance and may affect any future Morningstar rating. Morningstar rates funds against peers in the same category. In all, there are five Morningstar categories (domestic equity, international equity, fixed income, municipal and hybrid). Morningstar ratings range from five stars (highest) to one star (lowest). Funds with five-star ratings are in the top 10% of their category, four-star ratings in the next 22.5%, three stars the next 35%, two stars the next 22.5% and one star the lowest 10% of their categories.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
were not ranked because they did not exist during the full year.)

Financial, Technology and Energy Stocks Were Among the Fund's Best Performers

        The fund's outperformance came from successful stock selection in a wide range of industries, led by finance, its largest sector weighting at 18.0%. Technology and energy investments also did well. In addition, the fund benefited significantly from our decision to limit its exposure in the media and communication sector. Our concerns regarding increased competition between the local exchange and long-distance companies and high valuations in the sector proved to be on target.

        In the financial sector, top performers were BankAmerica Corp. and NationsBank Corp., the country's third and fourth largest banks, respectively. BankAmerica Corp. increased its focus on aggressive capital management, which resulted in its exiting unprofitable businesses and buying back some of its stock. NationsBank Corp. acquired Bank South Corp. and Boatmen's Bancshares, Inc., and investors began to realize the benefits of its cost structure due to its acquisitions over the past few years.

        Technology holdings that performed well included Intel Corp., the dominant microprocessor manufacturer, which was purchased when the sector was depressed due to concerns that the personal computer upgrade cycle had slowed. Intel quickly rebounded when investors recognized the advantages of its dominant market position, and we subsequently sold the stock when it reached our target price. We saw solid gains from Avnet, Inc., the second largest distributor of semiconductors and other electronic components, which we viewed as an inexpensive opportunity to participate in the growth of the technology sector.

        The fund was also well served by a number of its energy-related investments. Tosco Corp., an oil refiner and distributor, more than doubled in price as it continued to consolidate its market position through an ambitious acquisition strategy, and Texaco Inc. benefited from higher petroleum prices and a restructuring program that meaningfully improved profits.

        In addition, several holdings appreciated due to special situations. Our confidence in Long Island Lighting Co., a New York-based utility, which had been shunned by many other investors, was handsomely rewarded when the stock soared after Brooklyn Union Gas Co. made an attractive bid for the company in January. The fund also benefited when McDonnell Douglas Corp., one of our long-term positions, was acquired by Boeing Co. at a very favorable price. Sunbeam Corp., a leading consumer products company, met with an enthusiastic investor response to the aggressive restructuring program initiated by its new CEO.

Paper and Chemical Stocks Were Weak

        Disappointing performers included three companies impacted by overcapacity in their respective industries: Georgia-Pacific Corp. and Stone Container Corp., both manufacturers of paper products, and Geon Corp., a manufacturer of polyvinyl chloride. We continue to have confidence in these companies and expect their prospects to improve over time.

Additional Investments in a Variety of Sectors

        During the period, we added a number of new holdings. These included Dean Witter, Discover & Co., which we viewed as undervalued based on the potential of its broker-dealer/asset management business and its large Discover credit card business. In February 1997, Dean Witter, Discover & Co. announced its intention to merge with investment bank Morgan Stanley. We also invested in Unicom Corp., an electric utility that operates 12 nuclear units at six sites. Unicom generates excess capital and, unlike many other electric utilities, has no utility power purchase problems. We established a position after its stock price declined due to a mandated increase in spending on operations and maintenance, an issue that management believes will not impair the company's long-

Letter to Shareholders
--------------------------------------------------------------------------------
Goldman Sachs Growth and Income Fund (continued)

--------------------------------------------------------------------------------

term prospects. Also notable was our decision to increase the fund's position in Tenet Healthcare Corp., a long-term holding, based on its prospects for improved efficiencies resulting from the integration of its acquisition of OrNda Healthcorp., a for-profit hospital chain.

Sales Included Several Financial and Technology Positions

           We sold several stocks after they appreciated and reached our price targets. These included Anheuser-Busch Co., Inc., the world's largest brewer, which reported strong earnings; Greenpoint Financial Corp., which benefited from increased investor appreciation of the value of its "no-documentation--low-documentation" mortgage franchise; and technology holdings Compaq Computer Corp. and Intel Corp.


--------------------------------------------------------------------------------
 Top 10 Portfolio Holdings as of January 31, 1997
                                                      Percentage
                                                     of Total Net

 Company                       Line of Business         Assets
 Aetna Inc.                    Healthcare Service        3.3%
                                 Provider
 Tenet Healthcare Corp.        Hospitals                 3.3%
 Lear Corp.                    Autoparts/Original        3.0%
                                 Equipment
 Cigna Corp.                   Insurance                 2.9%
 Brunswick Corp.               Pleasure                  2.9%
                                 Boats/Marine
                                 Engines
 Dean Witter, Discover & Co.   Financial Services        2.8%
 Goodyear Tire & Rubber Co.    Tire and Rubber           2.8%
                                 Products
 Philip Morris Companies,      Tobacco and Food          2.7%
   Inc.                          Products
 Avnet, Inc.                   Electronic                2.7%
                                 Components
                                 Distributor
 BankAmerica Corp.             Commercial Bank           2.6%

--------------------------------------------------------------------

Outlook

           As we enter the seventh year of a bull market for U.S. equities, we view the market as moderately overvalued and therefore unlikely to match the strong return it achieved in 1996. In this environment, it is particularly noteworthy that the fund's holdings continue to be attractively valued even after last year's rally. Our focus on undervalued stocks and extensive fundamental research will continue to be extremely important in the more challenging market we anticipate ahead.


/s/ Ronald E. Gutfleish                                /s/ G. Lee Anderson
------------------------                               -------------------------
Ronald E. Gutfleish                                    G. Lee Anderson
Senior Portfolio Manager,                              Portfolio Manager,
U.S. Active Equity Value                               U.S. Active Equity Value



                                /s/ Eileen A. Aptman
                                --------------------
                                Eileen A. Aptman
                                Portfolio Manager,
                                U.S. Active Equity Value

March 3, 1997

-------------------------------------------------------------------------------
Goldman Sachs Growth and Income Fund
January 31, 1997

-------------------------------------------------------------------------------

The following graphs show the value, as of January 31, 1997, of a $10,000 investment made (with and without the maximum sales charge of 5.5% and redemption charge of 5.0% for Class A and B, respectively) on the inception date of each class. For comparative purposes, the performance of the Fund's benchmark (the Standard and Poor's 500 Index ("S&P 500")) is shown for the appropriate time periods. All performance data shown represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor's shares, when redeemed, to be worth more or less than their original cost.

                             Class A

                    [LINE GRAPH APPEARS HERE]

            GS Growth & Inc      GS Growth & Inc
               Class A              Class A
           (w/sales charge)     (no sales charge)     S&P 500
           ----------------     -----------------     -------
2/5/93         $ 9,450              $10,000           $10,000
1/31/94         10,686               11,308            11,073
1/31/95         11,110               11,757            11,132
1/31/96         14,716               15,573            15,436
1/31/97         18,911               20,012            19,501
                             Class B

                    [LINE GRAPH APPEARS HERE]

            GS Growth & Inc        GS Growth & Inc
               Class B                Class B
           (no redemp charge)     (w/redemp charge)    S&P 500
           ------------------     -----------------    -------
5/1/96        $10,000                $10,000           $10,000
1/31/97        12,223                 11,723            12,218

              Institutional

        [LINE GRAPH APPEARS HERE]

           GS Growth & Inc
         Institutional Class     S&P 500
         -------------------     -------
6/3/96        $10,000            $10,000
1/31/97        12,077             11,911

                 Service

        [LINE GRAPH APPEARS HERE]

           GS Growth & Inc
            Service Class     S&P 500
           ---------------    -------
3/6/96        $10,000         $10,000
1/31/97        12,387          12,220

                                    --------------------------------------------
                                              Average Annual Total Return
                                    --------------------------------------------
                                          One Year         Since Inception /(a)/
--------------------------------------------------------------------------------
Class A, no sales charge                   28.42%                  18.98%
--------------------------------------------------------------------------------
Class A, w/sales charge                    21.39%                  17.31%
--------------------------------------------------------------------------------
Class B, no redemption charge               N/A                    22.23% /(b)/
--------------------------------------------------------------------------------
Class B, w/redemption charge                N/A                    17.23% /(b)/
--------------------------------------------------------------------------------
Institutional Class                         N/A                    20.77% /(b)/
--------------------------------------------------------------------------------
Service Class                               N/A                    23.87% /(b)/
--------------------------------------------------------------------------------

/(a)/ Class A, Class B, Institutional and Service shares commenced operations on
      February 5, 1993, May 1, 1996, June 3, 1996 and March 6, 1996,
      respectively.

/(b)/ An aggregate total return (not annualized) is shown instead of an average annual total return since these classes have not completed a full twelve months of operations.

--------------------------------------------------------------------------------

Statement of Investments
-------------------------------------------------------------------
Goldman Sachs Growth and Income Fund
January 31, 1997


-------------------------------------------------------------------

Shares           Description                                  Value
===================================================================
Common Stocks--93.2%

Airlines--3.2%
 96,100        AMR Corp.*                             $   7,736,050
 463,600       Continental Airlines, Inc.*               12,980,800
-------------------------------------------------------------------
                                                         20,716,850
-------------------------------------------------------------------
Appliance Manufacturer--1.9%
 440,900       Sunbeam Corp.                             12,234,975
-------------------------------------------------------------------
Auto/Original Equipment Manufacturer--3.0%
 512,800       Lear Corp.*                               19,165,900
-------------------------------------------------------------------
Auto/Vehicle--2.0%
 394,800       Ford Motor Co.                            12,682,950
-------------------------------------------------------------------
Banks--8.3%
 146,600       BankAmerica Corp.                         16,364,225
 64,900        Chase Manhattan Corp.                      6,003,250
 117,800       Fleet Financial Group Inc.                 6,361,200
 146,900       NationsBank Corp.                         15,865,200
 96,500        Republic of New York Corp.                 8,552,313
-------------------------------------------------------------------
                                                         53,146,188
-------------------------------------------------------------------
Chemicals-Commodity--2.0%
 439,800       Geon Co.                                   8,246,250
 97,400        Union Carbide Corp.                        4,419,525
-------------------------------------------------------------------
                                                         12,665,775
-------------------------------------------------------------------
Defense--3.4%
 225,100       McDonnell Douglas Corp.                   15,137,975
 79,800        Northrop Grumman Corp.                     6,234,375
 6,300         Thiokol Corp.                                352,800
-------------------------------------------------------------------
                                                         21,725,150
-------------------------------------------------------------------
Department Stores--1.6%
 207,700       Sears Roebuck & Co.                        9,969,600
-------------------------------------------------------------------
Electric Utilities--5.1%
 95,100        CMS Energy Corp.                           3,185,850
 641,400       Long Island Lighting Co.                  14,591,850
 632,300       Unicom Corp.                              14,938,088
-------------------------------------------------------------------
                                                         32,715,788
-------------------------------------------------------------------
Food--2.8%
 582,200       Chiquita Brands International, Inc.        8,514,675
 58,400        Unilever Inc.                              9,606,800
-------------------------------------------------------------------
                                                         18,121,475
-------------------------------------------------------------------
Forest Products--1.9%
 161,500       Georgia Pacific Corp.                     11,890,438
-------------------------------------------------------------------
Health Suppliers/Services--2.0%
 280,800       Baxter International, Inc.                12,951,900
-------------------------------------------------------------------
Healthcare Management--6.6%
 266,400       Aetna Inc.                                21,045,600
 768,500       Tenet Healthcare Corp.*                   20,749,500
-------------------------------------------------------------------
                                                         41,795,100
-------------------------------------------------------------------
Home Builders--3.1%
 232,800       Centex Corp.                               9,079,200
 388,500       Lennar Corp.                              10,343,813
-------------------------------------------------------------------
                                                         19,423,013
-------------------------------------------------------------------
Insurance-Life--4.3%
 123,600       Cigna Corp.                               18,740,850
 166,200       Lincoln National Corp.                     8,912,475
-------------------------------------------------------------------
                                                         27,653,325
-------------------------------------------------------------------
Insurance-Property & Casualty--1.4%
 16,100        Integon Corp.                                223,388
 237,600       Partner Re Holding Ltd.                    8,434,800
-------------------------------------------------------------------
                                                          8,658,188
-------------------------------------------------------------------
Integrated Oil--4.8%
 121,400       Atlantic Richfield Co.                    16,055,150
 138,900       Texaco, Inc.                              14,706,038
-------------------------------------------------------------------
                                                         30,761,188
-------------------------------------------------------------------
Logistics/Rails--1.8%
 415,700       Canadian Pacific Ltd.                     11,275,863
-------------------------------------------------------------------
Logistics/Trucking--2.0%
 512,100       Consolidated Freightways, Inc.            12,994,538
-------------------------------------------------------------------
Oil Refining & Marketing--3.6%
 187,700       Ashland Inc.                               8,094,563
 166,800       Tosco Corp.                               14,761,800
-------------------------------------------------------------------
                                                         22,856,363
-------------------------------------------------------------------
Packaging--2.5%
 661,600       Owens Illinois Corp.*                     15,713,000
-------------------------------------------------------------------
Recreational Products--2.9%
 724,800       Brunswick Corp.                           18,210,600
-------------------------------------------------------------------
-------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

-------------------------------------------------------------------



-------------------------------------------------------------------

Shares           Description                                  Value
-------------------------------------------------------------------
Common Stocks (continued)
Security and Commodity Brokers, Dealers and Services--1.0%
 195,900       Lehman Brothers Holdings, Inc.         $   6,195,338
-------------------------------------------------------------------
Semiconductors & Electronics--2.7%
 275,100       Avnet, Inc.                               17,021,813
-------------------------------------------------------------------
Software--1.1%
 214,300       Autodesk, Inc.                             6,777,238
-------------------------------------------------------------------
Specialty Finance--2.8%
 470,200       Dean Witter Discover & Co.                17,926,375
-------------------------------------------------------------------
Steel--1.6%
 251,600       AK Steel Holding Corp.                    10,126,900
-------------------------------------------------------------------
Supermarkets--3.4%
 726,500       Fleming Companies, Inc.                   11,714,813
 316,700       Supervalu, Inc.                            9,778,113
-------------------------------------------------------------------
                                                         21,492,926
-------------------------------------------------------------------
Textiles--2.4%
 374,400       Fruit of The Loom, Inc.*                  15,022,800
-------------------------------------------------------------------
Tire & Other Related Rubber Products--2.8%
 320,900       Goodyear Tire & Rubber Co.                17,489,050
-------------------------------------------------------------------
Tobacco--5.2%
 63,700        Loews Corp.                                6,298,338
 144,700       Philip Morris Companies, Inc.             17,201,204
 187,480       RJR Nabisco, Inc.                          6,139,970
 115,600       Universal Corp.                            3,583,600
-------------------------------------------------------------------
                                                         33,223,112
-------------------------------------------------------------------
Total Common Stocks
   (Cost $465,569,279)                                $ 592,603,719
===================================================================
Preferred Stocks--0.6%
Food--0.3%
 44,600        Chiquita Brands International, Inc.
               Convertible, 5.75%                     $   2,073,900
-------------------------------------------------------------------
Tobacco--0.3%
 287,100       RJR Nabisco, Inc., Class C 9.25%           1,902,038
-------------------------------------------------------------------
Total Preferred Stocks
   (Cost $3,843,410)                                  $   3,975,938
===================================================================
Rights--2.0%
Forest Products--1.2%
 579,100       Stone Container Corp.,* exp.
               08/08/98                               $   7,817,850
-------------------------------------------------------------------
Technology Capital Goods--0.8%
 166,300       Teradyne, Inc.,* exp. 03/26/00             5,134,513
-------------------------------------------------------------------
Total Rights
   (Cost $13,294,493)                                 $  12,952,363
===================================================================
Repurchase Agreements--4.2%
-------------------------------------------------------------------
$ 26,800,000  Joint Repurchase Agreement Account
              5.63%, 02/03/97                         $  26,800,000
-------------------------------------------------------------------
Total Repurchase Agreements
   (Cost $26,800,000)                                 $  26,800,000
===================================================================


Contracts         Description                              Value
===================================================================
Options*--0.4%
 1,340         S & P 500 Index Put, Strike 750
               exp. 06/97                             $   2,244,500
 1,439         S & P 500 Index Put, Strike 700
               exp. 03/97                                   377,738
-------------------------------------------------------------------
Total Options
   (Cost $4,105,525)                                  $   2,622,238
===================================================================
Total Investments
   (Cost $513,612,707)/(a)/                           $ 638,954,258
===================================================================
Federal Income Tax Information:
   Gross unrealized gain for investments in which
      value exceeds cost                               $136,933,045
   Gross unrealized loss for investments in which
      cost exceeds value                                (11,607,531)
-------------------------------------------------------------------
 Net unrealized gain                                   $125,325,514
===================================================================

*    Non-income producing security.
/(a)/The aggregate cost for federal income tax purposes is $513,628,744. The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.
-------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

Letter to Shareholders
-------------------------------------------------------------------------------
Goldman Sachs Capital Growth Fund


--------------------------------------------------------------------------------
Objective and Investment Approach

    The Goldman Sachs Capital Growth Fund seeks long-term growth of capital primarily through investments in a portfolio of large-capitalization stocks. We use extensive fundamental research to identify companies in a diversified range of industries that we believe offer attractive growth potential at a reasonable price.

    The fund's investment management team believes that wealth is created through the long-term ownership of growing businesses. As such, we view each stock purchase as if we were buying the entire business. To implement this investment strategy, we focus on growing companies with characteristics such as strong brand franchises, dominant market share, recurring revenue, product pricing flexibility, long product life cycles, high returns on invested capital, high profit margins, strong free cash flow, excellent management and favorable long-term prospects. Finally, we will buy a stock meeting our rigorous criteria only if it trades at a reasonable discount to the company's intrinsic value.

Performance Review:  Fund Achieved Strong Results

--------------------------------------------------------------------
                                     Fund Total Return    S&P 500
                                       (based on net       Total
                                        asset value)       Return
                                        -----------        ------
 Class A  (1/31/96 - 1/31/97)*             25.97%          26.25%
 Class B  (5/1/96 - 1/31/97)*              19.39%          22.18%
--------------------------------------------------------------------

* Class A and B share performance assumes reinvestment of all dividends and distributions, a complete redemption at the net asset value at the end of the period and no initial sales charge or contingent deferred sales charge. Performance for Class B shares is a cumulative total return (not annualized) from their inception through the end of the period.

    During the 12-month period ended January 31, 1997, the fund's Class A shares achieved a total return of approximately 26%, in line with the S&P 500 stock index, reflecting the robust equity market, particularly during the second half of the period. The fund's Class B shares also achieved strong absolute results; however, a partial year of only nine months is obviously too short a time frame to meaningfully measure long-term performance.

    We are pleased to report that for the five-year period ended January
31, 1997, the fund's Class A shares were rated "four stars" (out of 1,072 domestic equity funds) by Morningstar, Inc., an independent mutual fund rating agency./1/ In addition, the fund's Class A shares fared well versus its peers in the Lipper growth fund category, placing in the top third (187th out of 685) for the 12-month period and in the top quartile (56th out of 263) for the five-year period, as of January 31, 1997, according to Lipper Analytical Services, Inc. (Please note that Lipper rankings do not take sales charges into account and that past performance is not a guarantee of future results. Lipper did not rank the fund's Class B shares.)

Top Performers Included Financial, Technology and Defense Stocks

    The fund's best performers during the period came from a variety of sectors, particularly financial services (20.4% of the portfolio), technology (9.1%) and defense/aerospace (3.2%).

 .   Top performers in the financial sector included MBNA Corp. and First USA
Inc., the nation's third and fourth largest credit card issuers, respectively, which both reported better than expected earnings and loan growth. In

--------
/1/ Source: (C) 1997 Morningstar, Inc. All rights reserved. Morningstar proprietary ratings reflect historical risk-adjusted performance as of 1/31/97. The ratings are subject to change every month. Past performance is no guarantee of future results. Morningstar ratings are calculated from a fund's three-, five- and ten-year average annual returns (where applicable) in excess of 90-day Treasury bill returns with appropriate fee and sales charge adjustments and a risk factor that reflects fund performance below 90-day Treasury bill returns. The one-year rating is calculated using the same methodology, but is not a component of the overall rating. The fund's Class A shares received three stars for both the three- and one-year periods. The Class A shares were rated among 1,858 and 2,990 domestic equity funds for the three- and one-year periods, respectively. The Morningstar rating applies only to the fund's Class A shares; the fund's Class B shares have not been rated. Class B shares are subject to additional fees and expenses that may have the effect of lowering performance and may affect any future Morningstar rating. Morningstar rates funds against peers in the same category. In all, there are five Morningstar categories (domestic equity, international equity, fixed income, municipal and hybrid). Morningstar ratings range from five stars (highest) to one star (lowest). Funds with five-star ratings are in the top 10% of their category, four-star ratings in the next 22.5%, three stars the next 35%, two stars the next 22.5% and one star the lowest 10% of their categories.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

addition, these companies benefited from continuing industry consolidation, with First USA performing particularly well after Banc One announced that it was acquiring the company. Two of the fund's commercial bank holdings, BankAmerica Corp. and NationsBank Corp., appreciated due to successful cost cutting, strong earnings growth and aggressive capital management, and PartnerRe Holding Ltd., a worldwide provider of catastrophe reinsurance, rose on strong earnings.

 .    Several of our technology holdings also performed well. During the first half of the period, we increased the fund's positions in Intel Corp., the dominant microprocessor manufacturer, and Compaq Computer Corp., the world's largest manufacturer of personal computers, when their prices slumped because of concerns regarding slowing computer sales. This strategy significantly contributed to the fund's performance when computer sales were stronger than expected. We subsequently sold Compaq Computer when it reached our target price but continue to hold Intel, which more than tripled in price during the period.

 .    Consolidation in the defense industry helped two of the fund's long-
standing investments in that sector. McDonnell Douglas Corp. climbed over 50% after the announcement of its proposed merger with Boeing Co., and Northrop Grumman Corp. was buoyed by its purchase of Westinghouse Electric Corp.'s defense electronics businesses.

Specific Paper, Airline and Insurance Stocks Lagged

     Not all of the fund's holdings fulfilled our expectations. For example, Georgia-Pacific Corp., a manufacturer of paper products, suffered from an industry oversupply and a consequent decline in paper and pulp prices; AMR Corp., the holding company of American Airlines, was impacted by concerns regarding competition from discount carriers; and Integon Corp., a provider of automobile insurance, experienced a higher than expected increase in claims and lower earnings.

New Additions in Consumer Product Companies and Pharmaceuticals

     During the period, we initiated several positions that reflect our new emphasis on large-capitalization stocks with world-class franchises and/or strong brand names. For example, we added Procter & Gamble Co., one of the strongest marketers in the U.S. with a stable of brand name products, many of which hold number one or number two positions in their respective markets. Over the past decade, the company has achieved steady growth in revenues and earnings, exactly the type of consistent operating history that we favor. Another recent investment was Coca-Cola Co., a world-class company with four of the five leading carbonated soft drinks -- Coca-Cola, Diet Coke, Sprite and Fanta. With 80% of its business coming from abroad, we expect Coca-Cola's long-term earnings growth to continue as it further penetrates the emerging markets of China, India, Latin America, Southeast Asia, Eastern Europe and Russia.

     Other new positions included pharmaceutical companies Bristol-Myers
Squibb Co., Johnson & Johnson Co. and Pfizer, Inc., which are attractive because of their strong new product flow, huge free cash flow, earnings growth and essentially net debt-free balance sheets. We believe these companies are positioned to be major beneficiaries as the baby boomers age and require more health-related products and services over the coming decades.

Sales Included Several Investments in Cyclical Industries

     During the period, we sold Kirby Corp. and Trinity Industries after we lost confidence in their managements' attempts to improve their competitive positions, and cyclical stocks such as Quanex Corp. and Harnischfeger Industries, Inc. after they were unable to improve their profitability in difficult industry conditions. In contrast, we sold the fund's long-held position in Millipore Corp., an industrial filter producer, after it reached our target price.

--------------------------------------------------------------------------------

Letter to Shareholders
--------------------------------------------------------------------------------
Goldman Sachs Capital Growth Fund (continued)


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Top 10 Portfolio Holdings as of January 31, 1997

                                                        Percentage
                                                         of Total
 Company                       Line of Business         Net Assets
 First USA, Inc.               Financial Services          4.5%
 Intel Corp.                   Semiconductors and          4.3%
                                 Electronics
 NationsBank Corp.             Commercial Bank             3.4%
 Aetna Inc.                    Healthcare                  3.4%
                                 Management
 Texaco Inc.                   International               3.3%
                                 Integrated Oil
                                 Company
 BankAmerica Corp.             Commercial Bank             3.2%
 Tenet Healthcare Corp.        Hospitals                   3.0%
 Philip Morris Companies,      Tobacco and Food            3.0%
   Inc.                          Products
 Baxter International, Inc.    Medical Supplies            2.9%
 PartnerRe Ltd.                Insurance                   2.7%
--------------------------------------------------------------------

Outlook

           We believe that the global political and economic environments will continue to remain favorable for the financial markets. In our opinion, the outlook for the U.S. stock market is attractive, as we expect it to continue to benefit from low inflation, moderate growth and high levels of consumer confidence. In addition, we anticipate that the equity market will continue to be buoyed as baby boomers increase their savings and 401(k) investment plans grow. To enhance the fund's ability to benefit from the positive investing climate, we expect to continue to diversify the portfolio among industry sectors and increase its holdings of large-cap stocks, with the intention of both providing favorable long-term returns and reducing portfolio risk.

           We want to emphasize that investing is a marathon, not a sprint. Notwithstanding the excellent performance the fund has recently experienced, we have a long-term investment horizon. In a nutshell, we hope to be able to purchase great companies with attractive business characteristics and favorable long-term outlooks, and then patiently hold them for an extended period of time so that their growth compounds.


/s/ Herbert E. Ehlers

Herbert E. Ehlers
Senior Portfolio Manager,
U.S. Active Equity Growth


/s/ Robert G. Collins

Robert G. Collins
Portfolio Manager,

U.S. Active Equity Growth


/s/ Gregory H. Ekizian

Gregory H. Ekizian
Portfolio Manager,
U.S. Active Equity Growth

March 3, 1997

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Goldman Sachs Capital Growth Fund
January 31, 1997

-------------------------------------------------------------------------------

The following graphs show the value, as of January 31, 1997, of a $10,000 investment made (with and without the maximum sales charge of 5.5% and redemption charge of 5.0% for Class A and B, respectively) on the inception date of each class. For comparative purposes, the performance of the Fund's benchmark (the Standard and Poor's 500 Index ("S&P 500")) is shown for the appropriate time periods. All performance data shown represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor's shares, when redeemed, to be worth more or less than their original cost.

                                    Class A

                           [LINE GRAPH APPEARS HERE]

                           GS Capital Growth    GS Capital Growth
                               Class A              Class A
                           (w/sales charge)     (no sales charge)    S&P 500
                           -----------------    -----------------    -------
4/20/90                         9,450                 10,000          10,000
1/31/91                         9,529                 10,084          10,552
1/31/92                        12,322                 13,040          12,946
1/31/93                        14,542                 15,388          14,316
1/31/94                        16,998                 17,987          16,160
1/31/95                        16,254                 17,200          16,246
1/31/96                        21,203                 22,437          22,528
1/31/97                        26,726                 28,282          28,460

                                    Class B

                           [LINE GRAPH APPEARS HERE]

                              GS Capital Growth   GS Capital Growth
                                   Class B             Class B
                             (no redemp. charge)  (w/redemp. charge)  S&P 500
                             -------------------  ------------------  -------
5/1/96                            $10,000              $10,000        $10,000
1/31/97                            11,939               11,439         12,218

                                ----------------------------------------------
                                           Average Annual Total Return
                                ----------------------------------------------
                                  One Year     Five Year  Since Inception/(a)/
------------------------------------------------------------------------------
Class A, no sales charge           25.97%        16.73%        16.54%
------------------------------------------------------------------------------
Class A, w/sales charge            19.04%        15.42%        15.57%
------------------------------------------------------------------------------
Class B, no redemption charge       N/A           N/A          19.39%/(b)/
------------------------------------------------------------------------------
Class B, w/redemption charge        N/A           N/A          14.39%/(b)/
------------------------------------------------------------------------------

/(a)/Class A and Class B shares commenced operations on April 20, 1990 and
     May 1, 1996, respectively.
/(b)/An aggregate total return (not annualized) is shown instead of an average annual total return since this class has not completed a full twelve months of operations.

--------------------------------------------------------------------------------

Statement of Investments
--------------------------------------------------------------------
Goldman Sachs Capital Growth Fund
January 31, 1997

--------------------------------------------------------------------


--------------------------------------------------------------------

Shares           Description                                   Value
====================================================================
Common Stocks--98.9%
Advertising & Marketing--1.8%
 888,900         Valassis Communications, Inc.*       $  16,333,538
--------------------------------------------------------------------
Airlines--1.5%
 176,500         AMR Corp.*                              14,208,250
--------------------------------------------------------------------
Auto/Original Equipment Manufacturer--1.6%
 391,900         Lear Corp.*                             14,647,262
--------------------------------------------------------------------
Banks--6.6%
 263,700         BankAmerica Corp.                       29,435,512
 291,500         NationsBank Corp.                       31,482,000
--------------------------------------------------------------------
                                                         60,917,512
--------------------------------------------------------------------
Beverages--2.1%
 155,100         Coca Cola Co.                            8,976,413
 293,800         Pepsico, Inc.                           10,246,275
--------------------------------------------------------------------
                                                         19,222,688
--------------------------------------------------------------------
Commercial Services--0.9%
 226,500         Ecolab Inc.                              8,380,500
--------------------------------------------------------------------
Communications Technology--1.7%
 290,860         Lucent Technologies, Inc.               15,779,155
--------------------------------------------------------------------
Construction/Environmental Services--2.0%
 497,500         WMX Technologies, Inc.                  18,220,938
--------------------------------------------------------------------
Consumer Staples--4.0%
 150,800         Avon Products Inc.                       9,462,700
 109,000         Gillette Co.                             8,883,500
 160,940         Procter & Gamble Co.                    18,588,570
--------------------------------------------------------------------
                                                         36,934,770
--------------------------------------------------------------------
Defense--3.2%
 226,800         McDonnell Douglas Corp.                 15,252,300
 187,500         Northrop Grumman Corp.                  14,648,438
--------------------------------------------------------------------
                                                         29,900,738
--------------------------------------------------------------------
Electric Utilities--1.6%
 669,400         Long Island Lighting Co.                15,228,850
--------------------------------------------------------------------
Electrical Equipment Manufacturer--1.0%
 89,400          General Electric Co.                     9,208,200
--------------------------------------------------------------------
Electronics & Semiconductors--1.5%
 219,700         Avnet Inc.                              13,593,937
--------------------------------------------------------------------
Food--1.8%
 186,500         Nabisco Holdings Corp.                   7,133,625
 160,480         William Wrigley Jr. Co.                  9,327,900
--------------------------------------------------------------------
                                                         16,461,525
--------------------------------------------------------------------
Forest Products--2.2%
 273,500         Georgia Pacific Corp.                   20,136,437
--------------------------------------------------------------------
Health Suppliers/Services--8.4%
 589,600         Baxter International, Inc.              27,195,300
 477,500         Fisher Scientific International, Inc.   20,950,312
 176,400         Johnson & Johnson                       10,165,050
 277,600         Perkin-Elmer Corp.                      19,397,300
--------------------------------------------------------------------
                                                         77,707,962
--------------------------------------------------------------------
Healthcare Management--8.5%
 395,760         Aetna Inc.                              31,265,040
 487,650         Columbia HCA Healthcare                 19,262,175
 1,021,400       Tenet Healthcare Corp.*                 27,577,800
--------------------------------------------------------------------
                                                         78,105,015
--------------------------------------------------------------------
Hotels & Restaurants--1.0%
 169,720         Marriott International, Inc.             9,016,375
--------------------------------------------------------------------
Information Management--1.9%
 241,000         First Data Corp.                         8,676,000
 135,670         Reuters Holdings Corp. ADR               8,665,921
--------------------------------------------------------------------
                                                         17,341,921
--------------------------------------------------------------------
Insurance-Property and Casualty--3.2%
 356,650         Integon Corp.                            4,948,519
 703,800         PartnerRe Holding Ltd.                  24,984,900
--------------------------------------------------------------------
                                                         29,933,419
--------------------------------------------------------------------
Integrated Oil--6.7%
 68,700          Amoco Corp.                              5,976,900
 52,700          Atlantic Richfield Co.                   6,969,575
 90,900          Mobil Corp.                             11,930,625
 41,200          Royal Dutch Petroleum ADR                7,148,200
 284,800         Texaco, Inc.                            30,153,200
--------------------------------------------------------------------
                                                         62,178,500
--------------------------------------------------------------------
Logistics/Rails--1.6%
 556,900         Canadian Pacific Ltd.                   15,105,912
--------------------------------------------------------------------


--------------------------------------------------------------------------------
  The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------

Shares           Description                                  Value
--------------------------------------------------------------------
Common Stocks (continued)
Media Content--4.6%
 166,200         Gaylord Entertainment Co.            $   4,258,875
 261,800         Knight Ridder, Inc.                     10,046,575
 530,700         Telecommunication Liberty
                 Media Group*                            10,083,300
 237,610         Time Warner Inc.                         9,147,985
 130,400         Walt Disney Co.                          9,551,800
--------------------------------------------------------------------
                                                         43,088,535
--------------------------------------------------------------------
Packaging--1.6%
 614,000         Owens Illinois Corp.*                   14,582,500
--------------------------------------------------------------------
Pharmaceuticals--2.3%
 90,500          Bristol Myers Squibb                    11,493,500
 104,300         Pfizer, Inc.                             9,686,863
--------------------------------------------------------------------
                                                         21,180,363
--------------------------------------------------------------------
Retail Trade--1.0%
 222,600         Walgreen Co.                             9,154,425
--------------------------------------------------------------------
Retail-Department Stores--2.1%
 658,400         Dillard Department Stores, Inc.         19,669,700
--------------------------------------------------------------------
Security and Commodity Brokers, Dealers and Services--2.0%
 571,000         Lehman Brothers Holdings, Inc.          18,057,875
--------------------------------------------------------------------
Semiconductors & Electronics--4.3%
 247,000         Intel Corp.                             40,075,750
--------------------------------------------------------------------
Specialty Finance & Agency--8.6%
 345,300         Federal National Mortgage Assn.         13,639,350
 828,200         First USA, Inc.                         41,927,625
 683,925         MBNA Corp.                              23,595,413
--------------------------------------------------------------------
                                                         79,162,388
--------------------------------------------------------------------
Specialty Retail--1.0%
 311,900         Service Corp. International              9,045,100
--------------------------------------------------------------------
Technology Capital Goods--1.5%
 286,400         Applied Materials Inc.*                 14,141,000
--------------------------------------------------------------------
Tire & Other Related Rubber Products--2.1%
 362,400         Goodyear Tire & Rubber Co.              19,750,800
--------------------------------------------------------------------
Tobacco--3.0%
 229,400         Philip Morris Companies, Inc.           27,269,925
--------------------------------------------------------------------
Total Common Stocks
   (Cost $661,066,240)                                $ 913,741,765
--------------------------------------------------------------------
--------------------------------------------------------------------
 Principal
 Amount        Description                                     Value
====================================================================
 Repurchase Agreement--2.0%
 $18,300,000   Joint Repurchase Agreement Account
               5.63%, 02/03/97                        $  18,300,000
--------------------------------------------------------------------
Total Repurchase Agreement
   (Cost $18,300,000)                                 $  18,300,000
--------------------------------------------------------------------
Total Investments
   (Cost $679,366,240)(a)                             $ 932,041,765
--------------------------------------------------------------------
Federal Income Tax Information:
   Gross unrealized gain for investments in
      which value exceeds cost                        $ 255,377,138
   Gross unrealized loss for investments in
      which cost exceeds value                           (3,163,091)
--------------------------------------------------------------------
   Net unrealized gain                                $ 252,214,047
====================================================================

 *  Non-income producing security.
(a) The aggregate cost for federal income tax purposes is $679,827,718.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

--------------------------------------------------------------------------------
  The accompanying notes are an integral part of these financial statements.

Letter to Shareholders
----------------------------------------------------------------------
Goldman Sachs Small Cap Equity Fund

----------------------------------------------------------------------

Objective and Investment Approach

           The Goldman Sachs Small Cap Equity Fund's objective is long-term capital appreciation, primarily through investments in equity securities of U.S. companies with market capitalizations of $1 billion or less. The fund is managed using a "business value" approach to investing, which means we look for attractive companies with high or improving returns on capital that we believe can achieve solid, sustainable growth, as well as generate free cash after investing for future growth. This approach differs markedly from many emerging growth small-cap funds that invest in companies with high price-to-earnings multiples solely on the basis of rapid, but frequently unsustainable, growth rates. Using our own rigorous fundamental research, which includes meeting with a company's management and examining a company's competitors, customers and suppliers, we build the fund's portfolio one stock at a time.

Performance Review:  Class A Shares Outperformed the Benchmark and the S&P 500


--------------------------------------------------------------------
                                    Fund Total Return    Russell
                                      (based on net    2000 Total
                                       asset value)       Return
                                       -----------        ------
 Class A  (1/31/96 - 1/31/97)*            27.28%          18.95%
 Class B  (5/1/96 - 1/31/97)*              5.39%           7.32%
--------------------------------------------------------------------

* Class A and B share performance assumes reinvestment of all dividends and distributions, a complete redemption at the net asset value at the end of the period and no initial sales charge or contingent deferred sales charge. Performance for Class B shares is a cumulative total return (not annualized) from their inception through the end of the period.

        During the period under review, small-cap stocks achieved strong returns but still underperformed large-cap stocks. Small-caps began the period on a strong note, outpacing large-caps from February through May, then gave up their early lead during June and July when the market experienced a sharp correction. While both large-cap and small-cap stocks sold off, small-caps were particularly hard hit. During the latter half of the period, the market surged to record highs, but small-caps trailed their larger peers as investors rushed to participate in the rising market, but hedged their bets by sticking with the largest, most liquid stocks.

        Despite the small-cap sector's waning momentum, we are pleased to report that the fund's Class A shares returned 27.28% (at net asset value), outperforming both its benchmark, the Russell 2000 index (18.95%), and the large-cap S&P 500 stock index (26.25%). In addition, the fund's Class A shares placed in the top third of the Lipper small-company growth fund category (ranking 129th out of 394) for the 12-month period ended January 31, 1997, according to Lipper Analytical Services, Inc. (Please note that Lipper rankings do not take sales charges into account and that past performance is not a guarantee of future results. Lipper did not rank the fund's Class B shares.) The fund's Class B shares also achieved positive returns, but did not fare as well because their inception coincided with the start of a more difficult market environment for small-cap stocks.

        The fund's performance was especially strong during the first half of the period, when a number of its long-held investments performed well. These positions included some companies that had experienced temporary difficulties and rebounded on improving fundamentals, as well as companies that had been relatively undiscovered and garnered increased investor awareness due to continued strong earnings gains. The fund also performed better than the broader market during the summer correction, when expensive, momentum-type stocks were hit harder than those with inexpensive valuations, which the fund typically emphasizes. In contrast, during the second half of the period, stocks with momentum characteristics rebounded, while the types of stocks that the fund stresses did not perform as strongly. In addition, the fund experienced price corrections in several holdings due to earnings volatility.

        The fund's top performers during the period came from a wide variety of industries, with Black Box Corp. and Morningstar Group, Inc. contributing significantly to overall results. Black Box Corp., a catalog marketer of

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
communications and networking products, was the fund's largest holding in the beginning of the period and climbed substantially as it continued to achieve record revenues and profits due to successful direct marketing efforts and new product introductions. The position in Black Box was then sold after it reached our target price. Morningstar Group, Inc., a manufacturer of specialty foods, was the fund's eighth largest holding at the start of the period and nearly tripled in price when it consolidated its market position through internal growth, new product introductions and several attractive acquisitions. The fund has held Morningstar Group for over four years; it is a good example of our willingness to hold strong businesses until the market recognizes their true value.

        Other strong performers included American Safety Razor Co., the leading U.S. manufacturer of private-brand and value-priced shaving blades, which benefited from internal profit enhancement efforts and particularly strong sales of its branded and private-label shaving and personal care products; Movado Group, Inc., the owner of the Movado, Concord and Esquire watch brands, which rebounded due to significant sales growth, new licensing agreements and increased analyst coverage; J. Baker, Inc., a diversified retailer of footwear and apparel, which announced its intention to sell its shoe division in order to focus its resources on its successful "Casual Male Big & Tall" stores; and Nimbus CD International, Inc., a CD and CD-ROM manufacturer that we sold after it rose sharply due to high investor expectations of future DVD (digital video disk) demand. Finally, several financial holdings performed well, such as Horace Mann Educators Co., a provider of property, casualty and life insurance for the educator market, and Terra Nova Bermuda Holdings, a worldwide provider of property casualty insurance and reinsurance.

        Not all of the fund's holdings fulfilled our expectations. Several stocks were hurt by disappointing earnings, although we continue to believe in their long-term prospects. For example, Landstar System, Inc. experienced weakness when the restructuring of its trucking operations from a fixed cost to a variable cost business took longer than expected. In addition, Central Maine Power Co. was impacted by uncertainty in the regulatory environment, and Alpine Lace Brands, Inc., a developer and marketer of cheese products, declined due to an increase in commodity cheese prices. We took advantage of lower prices and increased the fund's positions in all three stocks. In contrast, we liquidated two other underperformers, Musicland Stores Corp. and Levitz Furniture Inc., because their fundamental businesses continued to deteriorate.

Recent Additions

        During the period, we initiated a number of positions that have already contributed to performance. These included Linens 'N Things, Inc., a retailer of home accessories, which was attractively valued versus its key competitor, Bed, Bath and Beyond, and has significant store expansion and margin improvement potential, and Sun Healthcare Group, Inc., a well-managed owner/operator of nursing homes with attractive long-term growth potential. Though Sun Healthcare Group has been temporarily impacted by a government investigation of one of its subsidiaries, we believe this issue is fully reflected in the current stock price. In the technology sector, we added DecisionOne Holdings Corp., the leading independent provider of computer hardware and maintenance support services to U.S. companies. We intend to continue to focus on technology-related service providers and distributors that we believe are positioned to benefit from the expected long-term growth of the sector but are not dependent on the success of any single product or service.

        Other new investments were APS Holding Corp., a distributor of automotive parts, which was depressed by industry- and company-specific issues that we believe to be temporary, and Friedman's, Inc., a retailer of inexpensive jewelry with significant expansion potential and a very low-cost operating strategy. We also added two specialty insurance companies, SCPIE Holdings, Inc. and Symon's International Group, Inc.

Letter to Shareholders
--------------------------------------------------------------------------------
Goldman Sachs Small Cap Equity Fund (continued)

--------------------------------------------------------------------------------
Sales Included Several Financial Holdings

        The fund sold several stocks after they appreciated and reached our target prices. These included a number of financial holdings, such as Greenpoint Financial Corp., the leading national lender of "no-documentation--low-documentation" mortgages; Dime Bancorp, Inc., the fifth largest thrift in the U.S.; and Western National Corporation, a marketer of annuity products.


--------------------------------------------------------------------
 Top 10 Portfolio Holdings as of January 31, 1997
                                                     Percentage of
                                                       Total Net
 Company                        Line of Business         Assets
 Movado Group, Inc.             Luxury and                5.6%
                                  Affordable Watch
                                  Distributor

 DecisionOne Holdings Corp.     Computer Support          4.9%
                                  Provider

 Sun Healthcare Group, Inc.     Healthcare Services       3.9%
 APS Holding Corp.              Automotive Parts          3.6%
                                  Distributor

 Mariner Health Group, Inc.     Healthcare Services       3.6%
 Groupe AB                      Television                3.5%
                                  Programming
                                  Distributor

 Friedman's, Inc.               Jewelry Retailer          3.5%
 J. Baker, Inc.                 Specialty Apparel         3.5%
 Heritage Media Corp.           Marketing Services        3.4%
                                  Provider
 Linens 'N Things, Inc.         Home Products             3.1%
                                  Retailer
--------------------------------------------------------------------

Outlook

        One of the key factors that will affect equity performance during 1997 will be the continuation of the favorable economic environment of moderate growth and low inflation, which would ensure that both the corporate earnings outlook and the interest rate climate remain hospitable. Small-capitalization stocks as a group currently appear undervalued relative to large-cap stocks and to their own expected earnings potential. We believe that corporate earnings growth will slow somewhat in 1997, and to the extent that smaller companies can achieve better earnings growth than larger companies, they should perform relatively well. The performance of small-caps will particularly depend on investors broadening their focus from the largest, most liquid stocks to smaller, less widely followed issues. We are optimistic regarding the fund's future performance based on the strong earnings growth and the free cash flow we expect from many of our top holdings, as well as from new investments.

/s/ Paul D. Farrell

Paul D. Farrell
Senior Portfolio Manager,
U.S. Active Equity Value

/s/ Matthew B. McLennan

Matthew B. McLennan
Assistant Portfolio Manager,
U.S. Active Equity Value

/s/ Timothy G. Ebright

Timothy G. Ebright
Portfolio Manager,
U.S. Active Equity Growth

March 3, 1997

--------------------------------------------------------------------------------
Goldman Sachs Small Cap Equity Fund
January 31, 1997


-------------------------------------------------------------------------------

The following graphs show the value, as of January 31, 1997, of a $10,000 investment made (with and without the maximum sales charge of 5.5% and redemption charge of 5.0% for Class A and B, respectively) on the inception date of each class. For comparative purposes, the performance of the Fund's benchmarks (the Standard and Poor's 500 Index ("S&P 500") and the Russell 2000) are shown for the appropriate time periods. All performance data shown represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor's shares, when redeemed, to be worth more or less than their original cost.

                                    Class A

                           [LINE GRAPH APPEARS HERE]

               GS Small Cap Class A   GS Small Cap Class A            Russell
                 (w/sales charge)       (no sales charge)    S&P 500    2000
               --------------------   ---------------------  -------  -------
10/22/92            $ 9,450                  10,000          $10,000  $10,000
 1/31/93             11,138                  11,786           10,655   11,733
 1/31/94             14,494                  15,337           12,027   13,914
 1/31/95             11,953                  12,649           12,091   13,078
 1/31/96             12,813                  13,559           16,768   17,010
 1/31/97             16,320                  17,270           21,183   20,242

                                    Class B

                           [LINE GRAPH APPEARS HERE]

               GS Small Cap Class B  GS Small Cap Class B            Russell
               (no redemp. charge)    (w/redemp. charge)    S&P 500   2000
               --------------------  --------------------   -------  -------
5/1/96              $10,000               $10,000           $10,000  $10,000
1/31/97              10,539                10,039            12,218   10,732

                                  -----------------------------------------
                                        Average Annual Total Return
                                  -----------------------------------------
                                       One Year        Since Inception/(a)/
  -------------------------------------------------------------------------
  Class A, no sales charge              27.28%                13.61%
  -------------------------------------------------------------------------
  Class A, w/sales charge               20.27%                12.12%
  -------------------------------------------------------------------------
  Class B, no redemption charge           N/A                  5.39%/(b)/
  -------------------------------------------------------------------------
  Class B, w/redemption charge            N/A                  0.39%/(b)/
  -------------------------------------------------------------------------

/(a)/ Class A and Class B shares commenced operations on October 22, 1992 and May 1, 1996, respectively.
/(b)/ An aggregate total return (not annualized) is shown instead of an average annual total return since this class has not completed a full twelve months of operations.

--------------------------------------------------------------------------------

Statement of Investments
--------------------------------------------------------------------
Goldman Sachs Small Cap Equity Fund
January 31, 1997

--------------------------------------------------------------------



Shares           Description                                  Value
====================================================================
Common Stocks--92.5%
--------------------------------------------------------------------
Auto/Original Equipment Manufacturer--3.6%
 777,200         APS Holding Corp.*                   $   7,869,150
--------------------------------------------------------------------
Commercial Products--2.4%
 211,000         Figgie International, Inc. Class A*      2,611,125
 231,400         Figgie International, Inc. Class B*      2,487,550

--------------------------------------------------------------------
                                                          5,098,675
--------------------------------------------------------------------
Commercial Services--1.0%
 539,200         Opinion Research Corp.*                  2,022,000
--------------------------------------------------------------------
Computers & Peripherals--7.5%
 598,700         DecisionOne Holdings Corp.*             10,477,250
 467,100         Multiple Zones International, Inc.*      5,605,200

--------------------------------------------------------------------
                                                         16,082,450
--------------------------------------------------------------------
Consumer Staples--3.8%
 270,700         American Safety Razor Co.*               3,958,987
 389,400         Spartech Corp.                           4,234,725
--------------------------------------------------------------------
                                                          8,193,712
--------------------------------------------------------------------
Electric Utilities--2.2%
 433,900         Central Maine Power Co.                  4,827,137
--------------------------------------------------------------------
Electrical Equipment--2.3%
 240,100         Carbide/Graphite Group*                  5,012,087
--------------------------------------------------------------------
Food--2.3%
 374,600         Alpine Lace Brands, Inc.*                2,341,250
 109,000         Morningstar Group, Inc.*                 2,588,750
--------------------------------------------------------------------
                                                          4,930,000
--------------------------------------------------------------------
Healthcare Management--9.0%
 20,100          Health Systems International, Inc.*        520,088
 798,000         Mariner Health Group, Inc.*              7,780,500
 517,100         Sun Healthcare Group, Inc.*              8,402,875
 146,200         Trigon Healthcare, Inc.*                 2,595,050
--------------------------------------------------------------------
                                                         19,298,513
--------------------------------------------------------------------
Home Furnishing & Services--2.9%
 221,500         Congoleum Corp.*                         3,156,375
 160,900         Synthetic Industries, Inc.*              3,036,988
--------------------------------------------------------------------
                                                          6,193,363
--------------------------------------------------------------------
Insurance Specialty--1.6%
 63,100          Old Republic International Corp.         1,695,812
 83,900          Scpie Holdings, Inc.*                    1,761,900
--------------------------------------------------------------------
                                                          3,457,712
--------------------------------------------------------------------
Insurance-Life--0.3%
 36,000          AmerUs Life Holdings, Inc.*                711,000
--------------------------------------------------------------------
Insurance-Property and Casualty--6.0%
 50,500          Horace Mann Educators Co.                2,158,875
 206,500         IPC Holdings Ltd.                        4,943,094
 92,200          Symons International Group*              1,475,200
 215,800         Terra Nova Bermuda Holdings              4,262,050
--------------------------------------------------------------------
                                                         12,839,219
--------------------------------------------------------------------
Leisure--1.0%
 210,700         Trump Hotels & Casino Resorts,
                 Inc.*                                    2,212,350
--------------------------------------------------------------------
Media Content--9.0%
 596,300         Groupe AB SA ADR*                        7,602,825
 609,800         Heritage Media Corp.*                    7,393,825
 432,300         International Post Ltd.*                 1,729,200
 324,200         Platinum Entertainment, Inc.*            2,674,650
--------------------------------------------------------------------
                                                         19,400,500
--------------------------------------------------------------------
Metal Products--0.5%
 57,200          Doncasters Plc ADR*                      1,122,550
--------------------------------------------------------------------
Packaging--0.7%
 88,100          Shorewood Packaging Corp.*               1,596,813
--------------------------------------------------------------------
Real Estate--0.7%
 73,700          Insignia Financial Group, Inc.*          1,538,487
--------------------------------------------------------------------
Recreation Products--5.6%
 539,200         Movado Group, Inc.                      12,064,600
--------------------------------------------------------------------
Restaurants & Hotels--6.4%
 262,400         IHOP Corp.*                              6,461,600
 399,300         Mortons Restaurant Group, Inc.*          6,438,713
 40,000          Sonic Corp.*                               815,000
--------------------------------------------------------------------
                                                         13,715,313
--------------------------------------------------------------------
Retail Hardgoods--4.7%
 731,000         Brookstone Inc.*                         5,939,375
 290,700         Finlay Enterprises, Inc.*                4,287,825
--------------------------------------------------------------------
                                                         10,227,200
--------------------------------------------------------------------

--------------------------------------------------------------------



--------------------------------------------------------------------


Shares           Description                                  Value
====================================================================
Common Stocks (continued)
Specialty Retail--12.7%
 506,200         Friedmans, Inc.*                      $  7,593,000
 242,000         General Nutrition Companies, Inc.*       4,386,250
 1,500           Hibbett Sporting Goods, Inc.*               24,375
 1,100,400       J. Baker, Inc.                           7,565,250
 87,000          Leslies Poolmart, Inc.*                  1,141,875
 307,200         Linens N'Things, Inc.*                   6,758,400
--------------------------------------------------------------------
                                                         27,469,150
--------------------------------------------------------------------
Telephone Communications--0.3%
 15,400          Telephone & Data Systems, Inc.             587,125
--------------------------------------------------------------------
Textiles--1.6%
 87,800          Samsonite Corp.*                         3,468,100
--------------------------------------------------------------------
Trucking--2.3%
 207,100         Landstar Systems, Inc.*                  4,918,625
--------------------------------------------------------------------
Voice, Video and Data--2.1%
 263,200         Pegasus Communications,  Inc.*           3,224,200
 142,700         Rural Cellular Corp.*                    1,391,325
--------------------------------------------------------------------
                                                          4,615,525
--------------------------------------------------------------------
Total Common Stocks
   (Cost $194,261,908)                                 $199,471,356
====================================================================
Principal
Amount        Description                                     Value
====================================================================
Corporate Bond--0.2%
--------------------------------------------------------------------
$    500,000  J. Baker, Inc.
              7.0%, 06/01/02                           $    412,500
--------------------------------------------------------------------
Total Corporate Bond
   (Cost $498,387)                                     $    412,500
====================================================================
Repurchase Agreement--7.7%
--------------------------------------------------------------------
$16,600,000   Joint Repurchase Agreement Account
              5.63%, 02/03/97                          $ 16,600,000
--------------------------------------------------------------------
Total Repurchase Agreement
   (Cost $16,600,000)                                  $ 16,600,000
====================================================================
Contracts     Description                                     Value
====================================================================
Options*--0.5%
 200           S&P 500 Index Put Strike 725
               exp. 03/97                              $     95,000
 351           S&P 500 Index Put Strike 700
               exp. 03/97                                    92,138
 560           S&P 500 Index Put Strike 750
               exp. 06/97                                   938,000
--------------------------------------------------------------------
Total Options
   (Cost $1,643,182)                                   $  1,125,138
====================================================================
Total Investments
   (Cost $213,003,477)/(a)/                            $217,608,994
====================================================================
Federal Income Tax Information:
   Gross unrealized gain for investments in
      which value exceeds cost                         $ 31,335,604
   Gross unrealized loss for investments in
      which cost exceeds value                          (26,835,810)
--------------------------------------------------------------------
   Net unrealized gain                                 $  4,499,794
====================================================================

*   Non-income producing security.
/(a)/The aggregate cost for federal income tax purposes is $213,109,200.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.
--------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

Letter to Shareholders
--------------------------------------------------------------------------------
Goldman Sachs International Equity Fund


--------------------------------------------------------------------------------
Objective and Investment Approach

           The Goldman Sachs International Equity Fund seeks long-term capital appreciation by investing in equity securities of companies organized or traded outside the U.S. that we believe have the potential to appreciate over the long term. The fund focuses on growing companies that are attractively valued and have strong, competitive positions in their respective industries. The fund's portfolio managers are based in London, Tokyo and Singapore and their knowledge of local markets plays an important role in uncovering investment opportunities. While the fund does not allocate assets across specific countries based on top-down economic or market forecasts, the portfolio managers strive to manage risk by remaining diversified by country and industry sector and by closely monitoring economic and political events in countries in which the fund does invest.

Economic and Market Overview: European Markets Were Strong Despite Weak Economies; Asia Faltered

           Economic growth was slower than expected in many countries during the period, prompting further monetary easing in much of Europe and continued very low short-term interest rates in Japan. European equity markets performed very well despite the growth shortfall, benefiting from an increased focus on improving shareholder value. The Japanese market declined significantly, while results in other Asian markets were mixed.

 . Europe. The economies of several European markets, such as the U.K., Norway and Ireland, strengthened during the period, but overall growth remained weak throughout most of Europe. A number of European countries attempted to stimulate their economies through monetary easing, but maintained tight fiscal policies in an effort to reduce their budget deficits enough to qualify for European Monetary Union. This strategy proved to be only modestly successful, as unemployment remained at record highs, particularly in Germany. Though the recovery was somewhat disappointing, European equity markets rose 26.6% during the period (as measured by the FT/S&P Actuaries Europe Index in terms of local currencies), fueled by low inflation, low interest rates and relatively strong bond markets. In addition, corporate profits improved, reflecting increased emphasis on cost cutting and restructuring. The equity markets of Finland, Spain and Sweden were among the strongest performers, while British stocks lagged much of Europe due to a strengthening currency (which made U.K. exports more expensive) and expectations of increases in short-term interest rates.

 . Japan. The Japanese economy strengthened during the period, but earnings growth fell short of expectations. For the 12-month period ended January 31, Japanese stocks (as measured by the TOPIX index in yen) declined 14.9%, with approximately half of the loss occurring in January 1997 alone. During the first half of the period, the Japanese market was bolstered by heavy demand from Europe and the U.S., but foreign investors subsequently became net sellers when the economic recovery softened and raised uncertainty surrounding the sustainability of corporate profits. The weaker corporate earnings outlook resulted in a conspicuous divergence between the performance of the largest international blue-chip stocks and the rest of the market, particularly in the third quarter. Lackluster investor sentiment was further exacerbated at the end of the year due to increased pessimism that the Liberal Democratic Party (LDP) government's higher taxes and scant spending on public works would dampen the economy.

 . Asia (ex-Japan). Asian stock markets rose 2.4% during the period, as measured by the MSCI All Country Asia Free (Ex Japan) Index (in terms of local currencies). Asian markets began the period on a strong note, but several markets faltered during the spring and summer due to a host of issues. These included political uncertainty arising from national elections in several Asian countries as well as slowing economic growth throughout the region, principally due to weak electronics exports. From
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
September 1996 through January 1997, the region generally improved due to stronger corporate earnings and stabilizing exports. The performance of the individual markets varied widely. Malaysia was one of the region's best performing markets during the period under review, rising 18.4%; Hong Kong, the largest market in the region, performed well with a 12.0% return; and Thailand was by far the weakest market, declining 45.3% (all in local currency terms).

Performance Review: Security Selection, Country Allocations and Industry Weightings All Contributed to Strong Performance

------------------------------------------------------------------------------
                                                  Fund Total      FT/S&P
                                                    Return       Actuaries
                                                   (based on     Europe &
                                                  net asset   Pacific Index
                                                    value)     Total Return
                                                    ------     ------------
 Class A  (1/31/96 - 1/31/97)*                      13.48%         1.27%
 Class B  (5/1/96 - 1/31/97)*                        2.83%        -4.22%
 Institutional (2/7/96 - 1/31/97)*                  12.53%         0.53%
 Service (3/6/96 - 1/31/97)*                        10.42%         0.86%
------------------------------------------------------------------------------

* Class A, B, Institutional and Service share performance assumes reinvestment of all dividends and distributions, a complete redemption at the net asset value at the end of the period and no initial sales charge or contingent deferred sales charge. Performance for Class B, Institutional and Service shares is a cumulative total return (not annualized) from their inception through the end of the period.

           The fund performed extremely well during the period under review, with all of its share classes outperforming the benchmark, the Financial Times/S&P Actuaries Europe & Pacific Index ("Europac") unhedged. Europac is a capitalization-weighted composite of approximately 1,500 stocks from 23 countries in Europe and the Asia-Pacific region and is calculated on a monthly basis. We are also pleased to note that the fund's Class A shares placed in the top third of the Lipper international fund category (ranking 93rd out of 342) for the 12-month period ended January 31, 1997, according to Lipper Analytical Services, Inc. (Please note that Lipper rankings do not take sales charges into account and that past performance is not a guarantee of future results. Lipper did not rank the fund's Class B, Institutional or Service shares.)

           The primary driver of the fund's superior performance was successful stock selection, as we continued to focus on growing companies that actively increased shareholder value through actions such as cost cutting, share buybacks or restructuring. In addition, country allocations that worked in the fund's favor were its overweighting in Sweden, one of the strongest performing markets during the period, and its underweighting in Japan, one of the weakest, each the result of our bottom-up approach to stock selection. The fund's industry allocations also added value. The fund was overweighted in business services and diversified consumer goods/services, which were among the best performing sectors, and underweighted in financial services and basic industries, which performed relatively poorly.

           In terms of currency exposure, though the fund's neutral exposure is unhedged, it was substantially hedged against the yen, which benefited performance significantly when the yen continued to fall against the dollar. In addition, the fund was partially hedged against some European currencies, such as the Deutsche mark and the Swiss franc, which worked in its favor when the dollar rose against those currencies.

           The fund's Class B shares outperformed the benchmark by a wide margin, but their performance was not as strong as the other share classes because they began operations in May, after equity prices had already risen significantly.

Portfolio Composition: A Widely Diversified Portfolio

           As of January 31, 1997, the fund held positions in 56 companies based in 16 countries. In terms of total portfolio assets, the five largest country exposures were Japan (27.3%), the U.K. (12.6%), Germany (7.1%), Sweden (7.0%) and Switzerland (6.8%).

Europe. At the end of the period, the portfolio's 53.0% allocation in European stocks was in line with that of the benchmark (54.1%). In general, growth stocks led the
--------------------------------------------------------------------------------

Letter to Shareholders
--------------------------------------------------------------------------------
Goldman Sachs International Equity Fund (continued)


--------------------------------------------------------------------------------
market during the period. Many of the fund's European holdings were growth-oriented stocks that benefited from positive earnings surprises and successful efforts by senior management to enhance equity returns and shareholder value. Several of the portfolio's longer term European holdings were, once again, among its strongest performers. Securitas (Sweden), the largest security services company in Europe, more than doubled during the period, boosted by earnings from companies it acquired in Germany, France and Portugal. Fresenius (Germany), a major producer of medical supplies, rose over 140% as it merged its global kidney dialysis division with W. R. Grace's National Medical Center healthcare subsidiary and spun off the resulting business, Fresenius Medical Care. Ericsson (Sweden), one of the world's leading suppliers of mobile telephones and infrastructure, rebounded from weakness early in the period when it achieved very good earnings, which reassured investors that it was not suffering from margin pressure or weak mobile telephone orders. Other strong performers were Randstad Holdings (Netherlands), the leading temporary help organization in its market, which reported healthy sales and earnings as its business continued to expand, and Comptoirs Modernes (France), a supermarket chain operator, which gained market share in France and made important acquisitions in Spain.

           Several of the fund's newer additions also contributed to its positive results. These included two pharmaceutical companies: Hoechst (Germany), whose acquisition and restructuring plans indicate a commitment to improving shareholder value, and Novartis (Switzerland), which was formed through the merger of Ciba-Geigy and Sandoz and is expected to benefit from significant cost reductions as well as new product development. Other significant new positions that performed well were SGS Thomson (France), one of the 10 largest semiconductor manufacturers in the world, which operates in the high-value-added, application-specific sector of the market, and Telecom Italia Mobile (Italy), the leading mobile telephone operator in Italy, which generates strong cash flow and is extremely profitable.

Japan. Approximately 27% of the fund was invested in Japan, which was underweighted relative to the benchmark (32.1%). The fund's Japanese stocks fared better than the market, as we avoided banks and brokerages, two of the weakest industries. We invested in companies with relatively robust earnings visibility and good valuations, particularly favoring management that improved cost competitiveness and strengthened their core business. The fund's best performing Japanese stocks were TDK Corp., an electronic components manufacturer that reported better than expected earnings due to strong sales of personal computer-related components; Hoya Corp., an optical glass manufacturer that aggressively restructured its operations and successfully diversified its business so that it now dominates the glass magnetic disc market; and Mirai Industry, a market leader in electric cables, pipes and other electric wiring that introduced new products and cut costs. In contrast, Kyocera Corp., an electronics components manufacturer, reported disappointing results due to increased competition in the semiconductor and communication equipment businesses. A new addition was Takeda Chemical Industry, the largest pharmaceutical company in Japan, where aggressive new management initiatives rapidly expanded overseas sales and improved the profitability of its prescription drug business.

Asia-Pacific. Asia, a 13.5% allocation (excluding Japan), was slightly overweighted compared with the benchmark's 10.7%, with Hong Kong representing the largest country position at 6.7% of the portfolio. For most of the period, the fund was overweighted in Malaysia, Hong Kong and Australia, which were three of the better performing Asian markets. Though the performance of some of the other markets fell short of expectations, our stock selection within the region worked in the fund's favor. Several of the fund's top performers were financial stocks, including Commerce Asset-Holdings, the fifth largest financial group in Malaysia, which benefited from its merchant banking operations and strong loan growth, and HSBC Holdings, a Hong Kong-based banking and financial services organization, which reported strong results due to its dominant market position. New holdings include Australia & New Zealand Bank Group, a bank that is positioned to benefit from the potential deregulation in Australia's financial services sector, and Asia Satellite Telecommunications Holdings Ltd., a
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
leading satellite owner and operator in the Asia-Pacific region that owns prime orbital slots that are expected to result in high utilization rates and fees.

--------------------------------------------------------------------
 Top 10 Portfolio Holdings as of January 31, 1997
                                                       Percentage
                                                        of Total
 Company            Country        Line of Business    Net Assets
 HSBC Holdings      Hong Kong      Banking and            3.0%
                                     Finance

 Novartis           Switzerland    Pharmaceuticals        3.0%

 Fresenius          Germany        Kidney Dialysis        2.4%
                                     Equipment

 TDK Corp.          Japan          Tape and Disc          2.4%
                                     Manufacturer

 Telecom Italia     Italy          Mobile Tele-           2.4%
   Mobile                            communications
                                     Operator

 Canon, Inc.        Japan          Office Equipment       2.4%
                                     Manufacturer

 Adecco             Switzerland    Temporary Help         2.4%
                                     Services

 Adidas             Germany        Sporting Goods         2.4%
                                     Manufacturer

 Hoechst            Germany        Chemical and           2.3%
                                     Drug
                                     Manufacturer

 Hoya Corp.         Japan          Optical Glass          2.3%
                                     Manufacturer
--------------------------------------------------------------------

Outlook

           In the near term, we expect most international economies to continue to experience moderate growth and subdued inflation. We are particularly positive on the prospects for the European markets in 1997, where we expect a modest acceleration in economic growth and a continuation of healthy corporate earnings growth helped by cost cutting as well as restructuring initiatives.

           We are currently most concerned about Japan. Despite the sharp correction, we expect to remain underweighted in the Japanese market because of our negative view of the banking sector and only modest earnings recoveries in nonmanufacturing sectors. Lack of investor confidence in the government's commitment to deregulation, as well as simultaneous weakness in the bond and currency markets, have all impacted market sentiment. In this state of uncertainty, superior stock selection will be essential, and we intend to emphasize companies with clear earnings visibility, strong management and attractive valuations. Despite the generally poor conditions, the earnings for the fund's Japanese holdings are above expectations and are being upgraded. In non-Japan Asia, corporate earnings reports have been mixed, but we believe improved political stability and export growth should help stocks in 1997.

           Finally, we are pleased to report that we have expanded our international equity team in all geographic regions to support our effort to seek out the most promising companies around the world.

/s/ Roderick D. Jack

Roderick D. Jack
Senior Portfolio Manager, London

/s/ Marcel Jongen

Marcel Jongen
Senior Portfolio Manager, London

/s/ Shogo Maeda

Shogo Maeda
Senior Portfolio Manager, Tokyo

/s/ Warwick M. Negus

Warwick M. Negus
Senior Portfolio Manager, Singapore

March 3, 1997

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Goldman Sachs International Equity Fund
January 31, 1997

--------------------------------------------------------------------------------

The following graphs show the value, as of January 31, 1997, of a $10,000 investment made (with and without the maximum sales charge of 5.5% and redemption charge of 5.0% for Class A and Class B, respectively) on the inception date of each class. For comparative purposes, the performance of the Fund's benchmark (the Financial Times-Actuaries World Euro-Pacific Index Unhedged ("FT Euro-Pac (Unhedged)/(b)/) is shown for the appropriate time periods. All performance data shown represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor's shares, when redeemed, to be worth more or less than their original cost.

                                     Class A

                            [LINE GRAPH APPEARS HERE]

               GS Intl Eq          GS Intl Eq
                 Class A             Class A         FT Euro-Pac    Ft Euro-Pac
            (w/sales charge)    (no sales charge)     (Comb )(b)     (Unhedged)
            ----------------    -----------------    -----------    -----------
12/1/92           9,450              10,000            10,000          10,000
1/31/93           9,566              10,123            10,063          10,055
1/31/94          12,066              12,768            13,498          14,399
1/31/95          10,058              10,643            12,119          13,902
1/31/96          12,942              13,695            13,983          16,039
1/31/97          14,961              15,546            14,160          16,243
                             Class B

                    [LINE GRAPH APPEARS HERE]

               GS Intl Eq          GS Intl Eq
                 Class B             Class B         FT Euro-Pac
            (w/sales charge)    (no sales charge)    (Unhedged)
            ----------------    -----------------    -----------
5/1/96           10,000              10,000            10,000
1/31/97          10,283               9,783             9,578
                 Institutional

           [LINE GRAPH APPEARS HERE]

              GS Intl Equity       FT Euro-Pac
            Institutional Class    (Unhedged)
            -------------------    -----------
2/7/96           10,000              10,000
1/31/97          11,253              10,053

                    Service

           [LINE GRAPH APPEARS HERE]

              GS Intl Equity       FT Euro-Pac
              Service Class        (Unhedged)
              --------------       -----------
3/6/97           10,000              10,000
1/31/97          11,042              10,086

                                      ----------------------------------------
                                             Average Annual Total Return
                                      ----------------------------------------
                                             One Year       Since Inception/(a)/
-------------------------------------- ------------------- --------------------
Class A, no sales charge                     13.48%              11.15%
-------------------------------------- ------------------- --------------------
Class A, w/sales charge                       7.26%               9.66%
-------------------------------------- ------------------- --------------------
Class B, no redemption charge                  N/A                2.83% /(c)/
-------------------------------------- ------------------- --------------------
Class B, w/redemption charge                   N/A               (2.17)%/(c)/
-------------------------------------- ------------------- --------------------
Institutional Class                            N/A               12.53% /(c)/
-------------------------------------- ------------------- --------------------
Service Class                                  N/A               10.42% /(c)/
-------------------------------------- ------------------- --------------------

/(a)/ Class A, Class B, Institutional and Service shares commenced operations on December 1, 1992, May 1, 1996, February 7, 1996 and March 6, 1996, respectively.
/(b)/ Beginning on September 1, 1994, the Class A shares began using the unhedged FT Euro-Pac as its benchmark (prior thereto, Class A used the hedged FT Euro-Pac). The combined FT Euro-Pac represents the hedged FT Euro-Pac performance up to August 31, 1994 and the unhedged FT Euro-Pac performance from September 1, 1994 through January 31, 1997.
/(c)/ An aggregate total return (not annualized) is shown instead of an average annual total return since these classes have not completed a full twelve months of operations.
--------------------------------------------------------------------------------

Statement of Investments
-------------------------------------------------------------------------------
Goldman Sachs International Equity Fund
January 31, 1997


--------------------------------------------------------------------------------

Shares           Description                                  Value
====================================================================
Common Stocks--91.5%
Australian Dollar--3.6%
 1,851,658       Australia & New Zealand Bank Group
                 (Commercial Banks)                   $  11,355,706
 1,564,955       Woodside Petroleum, Ltd. (Oil &
                 Gas)                                    11,053,763
--------------------------------------------------------------------
                                                         22,409,469
--------------------------------------------------------------------
Austrian Schilling--1.2%
 105,400         Oesterreichische Elektrizitats
                 (Utilities)                              7,698,241
--------------------------------------------------------------------
Belgian Franc--0.2%
 14,400          Dexia (Financial Services)               1,372,240
--------------------------------------------------------------------
British Pound Sterling--12.6%
 1,391,569       British Airport Authority
                 (Transportation)                        11,661,442
 1,788,649       Electrocomponents (Wholesale
                 Trade)                                  12,753,546
 1,261,210       Premier Farnell PLC (Electronics)       10,670,067
   706,368       Misys PLC (Business Services and
                 Computer Software)                      12,393,414
 1,708,700       Rentokil Group (Business Services)      12,553,100
 473,916         Siebe (Machinery and Engineering
                 Services)                                7,973,270
 873,509         Standard Chartered (Banking)            10,497,224
--------------------------------------------------------------------
                                                         78,502,063
--------------------------------------------------------------------
Deutsche Mark--4.7%
 155,760         Adidas AG (Textiles)                    14,749,495
 343,320         Hoechst AG (Healthcare)                 14,439,672
--------------------------------------------------------------------
                                                         29,189,167
--------------------------------------------------------------------
French Franc--6.4%
 22,531          Comptoirs Modernes (Retail)             11,749,983
 40,720          CLF Dexia (Financial Services)           3,649,869
 95,602          CLF Dexia - Registered Shares            8,569,124
                 (Financial Services)
 63,189          Seita (Tobacco)                          2,400,553
 193,600         SGS Thomson Microelectronics
                 (Electronics)                           13,882,408
--------------------------------------------------------------------
                                                         40,251,937
--------------------------------------------------------------------
Hong Kong Dollar--6.7%
 4,148,000       Asia Satellite Tel.
                 (Telecommunications)                     9,233,837
 816,800         HSBC Holdings (Commercial Banks)        18,920,583
 1,185,000       Sun Hung Kai Properties Co. (Real
                 Estate)                                 13,380,759
--------------------------------------------------------------------
                                                         41,535,179
--------------------------------------------------------------------
Irish Pound--2.3%
 1,491,014       Bank of Ireland (Commercial Banks)      14,247,624
--------------------------------------------------------------------
Italian Lira--2.4%
 3,000,500       Telecom Italia Mobile (Utilities)        8,930,448
 3,574,000       Telecom Italia Mobile (Di Risp
                 Shares) (Utilities)                      6,095,944
--------------------------------------------------------------------
                                                         15,026,392
--------------------------------------------------------------------
Japanese Yen--27.3%
 206,000         Aderans Company Ltd. (Retail)            4,808,281
 702,000         Canon, Inc. (Office Equipment
                 Manufacturer)                           14,880,119
 363,000         Hoya Corp. (Electronics and
                 Instrumentation)                        14,520,599
 297,400         Inaba Denkisangyo (Industrial)           5,396,346
 458,000         Kokuyo Co., Ltd. (Office Equipment
                 Manufacturer)                            9,594,787
 149,000         Kyocera Corp. (Electronics)              8,749,887
 358,000         Max Co. (Electronics and
                 Instrumentation)                         5,432,966
 238,900         Mirai Industry Co. (Electrical
                 Equipment Manufacturer)                  5,852,060
 1,927,000       Mitsubishi Heavy Industries Ltd.
                 (Engineering)                           13,874,972
 1,530,000       Mitsui Marine & Fire (Insurance)         8,215,019
 450,100         Santen Pharmaceutical Co.
                 (Healthcare)                             8,352,716
 92,800          Sanyo Shinpan Financial
                 (Financial)                              5,204,668

--------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

Statement of Investments
-------------------------------------------------------------------------------
Goldman Sachs International Equity Fund (continued)
January 31, 1997



--------------------------------------------------------------------

Shares           Description                                  Value
====================================================================
Common Stocks (continued)
Japanese Yen (continued)
 322,000         Shimachu (Retail-Furniture)          $   6,905,027
 213,900         SMC Corp. (Machinery)                   13,125,622
 410,000         Taikisha Ltd. (Machinery)                5,038,558
 570,000         Takeda Chemical Industry
                 (Healthcare)                            11,235,927
 235,000         TDK Corp. (Consumer Goods)              15,040,620
 464,000         Tostem Corp. (Construction)             10,906,842
 146,800         York Benimaru (Retail)                   3,922,900
--------------------------------------------------------------------
                                                        171,057,916
--------------------------------------------------------------------
Malaysian Ringgit--1.9%
 1,328,000       Commerce Asset Holdings
                 (Commercial Banks)                      10,683,829
 581,000         Leader Universal Holdings
                 (Metals-Diversified)                     1,168,544
--------------------------------------------------------------------
                                                         11,852,373
--------------------------------------------------------------------
Netherlands Guilder--5.0%
 146,070         Aegon (Insurance)                        8,951,011
 136,180         Randstad Holdings (Business
                 Services)                                9,471,458
 102,016         Wolters Kluwer (Media)                  12,602,793
--------------------------------------------------------------------
                                                         31,025,262
--------------------------------------------------------------------
Singapore Dollar--1.5%
 1,511,000       Singapore Land (Real Estate)             9,123,100
--------------------------------------------------------------------
Spanish Peseta--1.9%
 63,595          Banco Popular (Commercial Banks)        11,571,494
--------------------------------------------------------------------
Swedish Krona--7.0%
 335,300         Ericsson Telecommunications
                 (Computer - Office)                     11,255,719
 268,440         Hoganas AB (Metal Products)              8,455,037
 405,970         Securitas AB (Business Services)        12,057,737
 3,469,100       Swedish Match AB (Tobacco)              11,741,304
--------------------------------------------------------------------
                                                         43,509,797
--------------------------------------------------------------------
Swiss Franc--6.8%
 52,468          Adecco SA (Business Services)           14,753,971
 6,726           Cie Financier Richemont AG
                 (Consumer Goods)                         9,231,858
 16,335          Novartis AG (Healthcare)                18,730,002
--------------------------------------------------------------------
                                                         42,715,831
--------------------------------------------------------------------
Total Common Stocks
   (Cost $503,926,410)                                $ 571,088,085
====================================================================
Preferred Stock--2.4%
--------------------------------------------------------------------
Deutsche Mark--2.4%
 74,790          Fresenius AG (Health Care),
                 Non-voting                           $  15,042,126
--------------------------------------------------------------------
Total Preferred Stock
   (Cost $4,437,079)                                  $  15,042,126
====================================================================


Principal
Amount           Description                                  Value
====================================================================
Short-Term Obligations--6.6%
--------------------------------------------------------------------
$    41,394,109  State Street Bank & Trust
                 Euro-Time Deposit 5.5%, 02/03/97**   $  41,394,109
--------------------------------------------------------------------
Total Short-Term Obligations
   (Cost $41,394,109)                                 $  41,394,109
====================================================================
Total Investments
   (Cost $549,757,598)/(a)/                           $ 627,524,320
====================================================================
Federal Income Tax Information:
   Gross unrealized gain for investments in
      which value exceeds cost                        $108,968,495
   Gross unrealized loss for investments in
      which cost exceeds value                         (31,533,818)
--------------------------------------------------------------------
   Net unrealized gain                                $  77,434,677
====================================================================

 /(a)/ The aggregate cost for federal income tax purposes is $550,089,643.
 *     Non-income producing security.
 **    A portion of this security has been segregated for extended settlement securities.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.
--------------------------------------------------------------------------------
The accompanying notes are an intergral part of these financial statements.


-------------------------------------------------------------------------------


--------------------------------------------------------------------
Common and Preferred Stock Industry Concentrations

====================================================================
Business Services                                              7.8%
Commercial Banks                                              12.4%
Computer Software and Services                                 2.0%
Computer - Office                                              1.8%
Construction                                                   1.7%
Consumer Goods                                                 3.9%
Electrical Equipment Manufacturer                              0.9%
Electronics                                                    5.3%
Electronics and Instrumentation                                3.2%
Engineering                                                    2.2%
Financial                                                      0.8%
Financial Services                                             2.2%
Health Care                                                   10.9%
Industrial                                                     0.9%
Insurance                                                      2.7%
Machinery                                                      2.9%
Machinery and Engineering Services                             1.3%
Media                                                          2.0%
Metal Products                                                 1.4%
Metals-Diversified                                             0.2%
Office Equipment Manufacturer                                  3.9%
Oil & Gas                                                      1.8%
Real Estate                                                    3.6%
Retail                                                         3.3%
Retail-Furniture                                               1.1%
Telecommunications                                             1.5%
Textiles                                                       2.4%
Tobacco                                                        2.3%
Transportation                                                 1.9%
Utilities                                                      3.6%
Wholesale Trade                                                2.0%
--------------------------------------------------------------------
Total Common and Preferred Stock                              93.9%

====================================================================

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------

Letter to Shareholders
--------------------------------------------------------------------------------
Goldman Sachs Asia Growth Fund



--------------------------------------------------------------------------------
Objective and Investment Approach

      The Goldman Sachs Asia Growth Fund seeks long-term capital appreciation by investing in a limited number of carefully selected companies located in 12 Asian markets, including China, Hong Kong, India, Indonesia, Malaysia, Pakistan, the Philippines, Singapore, South Korea, Sri Lanka, Taiwan and Thailand.

      We utilize extensive fundamental research in our search for well-managed companies whose stock prices are, in our opinion, undervalued in the marketplace. Because many companies in the Asian region are growing at relatively rapid rates, we consider a company's return on capital, its price-to-book value and the predictability of its earnings stream as among the best measures of its intrinsic value. A strong market position and a skilled management team dedicated to maximizing shareholder returns are also important to us. Our investment process includes face-to-face meetings with senior management as well as frequent contact with a company's customers, suppliers and competitors.

      While our primary focus is on stock selection, we seek to carefully manage risk by diversifying the fund's portfolio in terms of countries, industry sectors and size of capitalization. We are also mindful of making certain that the market for a particular stock is relatively liquid, so we can easily sell a position if our opinion changes. From time to time, we may choose to significantly overweight or underweight our holdings in one country compared with our benchmark, if we believe there is a compelling reason to do so. Finally, we closely monitor the potential impact of political and economic events in the region on particular companies and adjust the portfolio accordingly.

Market Overview:  Results Were Mixed in Asian Markets

      As a group, the Asian stock markets rose 2.37% during the period, as measured by the MSCI All Country Asia Free (Ex Japan) Index (without dividends reinvested). The weak performance indicated by the Index masks the wide divergence of performance among the individual Asian markets, as several countries rose more than 10% while others fell more than 20%. The period under review began on a strong note, but the region quickly sold off in mid-February when investors became unnerved by rising political tension between China and Taiwan. Though the Asian markets briefly rebounded, investor interest was dampened again during the spring and summer due to uncertainty surrounding national elections in several countries, a decline in exports and slowing economic growth. From October 1996 through January 1997, most Asian markets recovered due to improving corporate earnings and signs of stabilizing export growth.

      In terms of individual markets, Taiwan, Malaysia and Indonesia were the strongest performers, rising 56.0%, 21.9% and 17.5%, respectively (in U.S. dollar terms), with each overcoming brief setbacks such as negative short-term economic data and political upheaval. Other positive markets were India, which was the region's strongest performer during the first half of the year and subsequently gave back some of its gains, and the Philippines, where healthy economic growth and declining inflation renewed investor interest. Hong Kong, the most heavily weighted country in the Index, posted lackluster results early in the period, then rebounded to close the period with a 12.0% gain due to a favorable interest rate environment and a soaring property market. The weakest performer was Thailand, which dropped 46.5%. Thailand was impacted by a very large budget deficit, exacerbated by the slowdown of computer-related exports as well as a tear in the speculative bubble in the real estate market, as nonperforming property loans caused problems in the banking sector. South Korea and Singapore were weak as well, declining approximately 34% and 7%, respectively. South Korean equities were affected by an ongoing investigation of government corruption and a weakening economy, and Singapore's market fell due to soft electronics exports.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Performance Review:  Country Allocations Affected the Fund's Performance


-------------------------------------------------------------------
                                          Fund Total     MSCI AC
                                           Return       Asia Free
                                        (based on net  (Ex Japan)
                                         asset value)    Index +
                                         ------------    -----
 Class A (1/31/96 - 1/31/97)*               -1.01%        2.37%
 Class B (5/1/96 - 1/31/97)*                -6.02%       -2.50%
 Institutional (2/2/96 - 1/31/97)*          -1.09%        2.06%
-------------------------------------------------------------------


 * Class A, B and Institutional share performance assumes reinvestment of all dividends and distributions, a complete redemption at the net asset value at the end of the period and no initial sales charge or contingent deferred sales charge. Performance for Class B and Institutional shares is a cumulative total return (not annualized) from their inception through the end of the period.
 + Represents a price-only index that does not reflect reinvested dividends.

      During the period under review, stock selection benefited the fund as a number of holdings achieved strong returns. The fund's performance was nonetheless affected by its country over- and underweightings relative to the Index when individual markets performed better or worse than expected. For example, Taiwan and Malaysia were two of the region's best performing markets, but the fund was underweighted in those countries and therefore did not fully participate in their rallies.

Financial, Property and Infrastructure Stocks Were the Strongest Performers

      The fund's best performers during the period were its positions in the financial, real estate and infrastructure sectors. Top financial stocks included two of our Hong Kong investments, HSBC Holdings PLC, one of the world's largest banking and financial services companies, and Wing Hang Bank Ltd., a provider of banking, foreign exchange and treasury services, which both benefited from strong growth in mortgage loans resulting from Hong Kong's robust property market. Metropolitan Bank and Trust, the Philippines' largest bank in terms of assets, rose substantially due to the growing Philippine economy and aggressive branch expansion, and Commerce Asset-Holdings, the fifth largest financial group in Malaysia, benefited from its merchant banking operations and strong loan growth.

      In the real estate sector, Hong Kong's booming property market buoyed several of the fund's holdings. These included Sun Hung Kai Properties, one of the largest and best managed property companies in Hong Kong; Henderson Land Development, a large property development and investment holding company that concentrates on mass residential developments; and HKR International Ltd., a real estate developer that primarily focuses on residential development in Discovery Bay on Lantau Island (a self-contained community that offers a "quality lifestyle").

      Other strong performers were two Malaysian companies that benefited from the government's commitment to improve the country's infrastructure. Road Builder Malaysia Holdings, a contractor specializing in civil engineering and road construction, continued its strategic expansion and diversification, and United Engineers Malaysia, Malaysia's largest builder and operator of toll roads, rose due to the opening of several new roads.

      Stocks that did not fulfill our expectations included Leader Universal Holdings, Malaysia's leading manufacturer of power and telecommunication cable, which reported lower than expected earnings due to very low export margins; Industrial Finance Corp. of Thailand (IFCT), which declined in sympathy with Thailand's financial sector; and Tata Engineering and Locomotive Company (TELCO), India's largest vehicle manufacturer, which slumped on speculation concerning rising inventories and general market uncertainty. We significantly reduced the fund's position in Leader Universal Holdings and IFCT, but we continue to have confidence in TELCO, which has strong fundamentals and fared well relative to the broader Indian market.

Portfolio Composition

      As of January 31, 1997, 97.1% of the fund's total market value was invested in equities while 2.2% was in cash equivalents, with the remainder in other securities. The fund's five largest country exposures were Hong Kong (39.9%), Malaysia (13.5%), Singapore (10.1%), India (9.9%) and Indonesia (5.2%).
At the end of the period, the portfolio was overweighted relative to the Index in Hong Kong, India and South Korea, slightly underweighted in
--------------------------------------------------------------------------------

Letter to Shareholders
--------------------------------------------------------------------------------
Goldman Sachs Asia Growth Fund (continued)



--------------------------------------------------------------------------------

the Philippines, and significantly underweighted in Thailand, Singapore, Malaysia and Taiwan.

Additions in Real Estate and Security Services, Reductions in Several Existing Positions

      During the period, we added Hysan Development Company, a property investment company that owns a number of commercial and residential properties in Hong Kong and should be a beneficiary of rising rental prices, and Taiwan-Sogo Shinkong, a security services company that controls approximately 38% of the market in Taiwan and is expected to experience growing demand from residential clients. Other portfolio changes included the trimming of several positions in Hong Kong after they appreciated significantly and became more fully valued. These included Sun Hung Kai Properties, Henderson Land Development and HKR International Ltd.


   Top 10 Portfolio Holdings as of January 31, 1997
                                                        Percentage
                                        Line of          of Total
   Company               Country        Business        Net Assets
   HKR International     Hong Kong      Property           4.4%
     Ltd.

   Road Builder          Malaysia       Infrastructure     4.1%
     Malaysia Holdings
   Swire Pacific Ltd.    Hong Kong      Conglomerate       4.1%
   Metropolitan Bank     Philippines    Banking and        3.8%
     and Trust                            Finance
   Wing Hang Bank        Hong Kong      Banking and        3.9%
     Ltd.                                 Finance
   Henderson Land        Hong Kong      Property           3.7%
     Development
   HSBC Holdings PLC     Hong Kong      Banking and        3.5%
                                          Finance
   Hutchison             Hong Kong      Conglomerate       3.5%
     Whampoa
   Sun Hung Kai          Hong Kong      Property           3.5%
     Properties
   Commerce Asset-       Malaysia       Conglomerate       3.5%
     Holdings


Outlook

      In 1997, we expect export growth to strengthen, which should stimulate economies throughout the region. With most of the region's elections now over, the region should also benefit from greater political stability in 1997. Though the recent death of Deng Xiaoping may increase near-term volatility, we remain optimistic that the handover of Hong Kong to China will proceed smoothly, as it is in China's best interests to maintain Hong Kong's current economic success. We intend to increase the fund's weightings in Malaysia, the Philippines and Indonesia, markets that we expect to benefit from stable currencies and good economic fundamentals. In September 1996, the benchmark established a new weighting in Taiwan and doubled its weighting in Korea, and we are actively seeking investment opportunities in these countries. We continue to have a favorable view of India but are still cautious regarding Thailand and Singapore, where real estate overdevelopment may continue to hinder their respective markets for the near term.

      In general, we believe that Asian equities are attractively valued on a historical basis. We expect that economic growth in the region may slow somewhat to 5% to 7% annually, still approximately double versus the U.S., one of the world's most mature economies. Over time, we intend to broaden our emphasis from companies that tend to do well in the earliest stages of emerging economies to companies that we believe are poised to benefit most from the region's internal growth. These include new start-ups, consumer-related products and services, and infrastructure companies.

      On another front, we are pleased to announce that we have recently expanded our portfolio management team. Our new team members will focus primarily on real estate companies, conglomerates and cyclical industries, and they will enhance our ability to seek out companies with above-average growth potential.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      We appreciate your continued support in what has been a challenging period for the region and the fund. Going forward, we remain confident that the region continues to offer many attractive investment opportunities for investors with a long-term view.


/s/ Warwick M. Negus

Warwick M. Negus
Senior Portfolio Manager,
Asia Active Equity


/s/ Alice Lui

Alice Lui
Portfolio Manager,
Asia Active Equity


/s/ Ravi Shanker

Ravi Shanker
Portfolio Manager,
Asia Active Equity


/s/ Karma A. Wilson

Karma A. Wilson
Portfolio Manager,
Asia Active Equity

March 3, 1997

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Goldman Sachs Asia Growth Fund
January 31, 1997


--------------------------------------------------------------------------------

The following graphs show the value, as of January 31, 1997, of a $10,000 investment made (with and without the maximum sales charge of 5.5% and redemption charge of 5.0% for Class A and B, respectively) on the inception date of each class. For comparative purposes, the performance of the Fund's benchmark (the Morgan Stanley Capital International Combined Asia (ex Japan) Index ("MSCI Combined Asia-ex Japan")) is shown for the appropriate time periods. All performance data shown represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor's shares, when redeemed, to be worth more or less than their original cost.

                                    Class A

                          [LINE GRAPH APPEARS HERE]

                        GS Asia Growth        GS Asia Growth
                            Class A              Class A            MSCI
                        (w/sales charge)     (no sales charge)    Combined
                        ----------------     -----------------    --------
7/8/94                      $ 9,450               $10,000         $10,000
1/31/95                       8,934                 9,454           9,074
1/31/96                      11,300                11,958          11,129
1/31/97                      11,186                11,837          11,393

                                    Class B

                           [LINE GRAPH APPEARS HERE]

                          GS Asia Growth      GS Asia Growth
                              Class B             Class B           MSCI
                         (w/redemp. charge)  (no redemp. charge) Combined
                        -------------------  ------------------   --------
5/1/96                        $10,000             $10,000         $10,000
1/31/97                         9,398               8,928           9,750

                                 Institutional

                           [LINE GRAPH APPEARS HERE]

                                GS Asia Growth        MSCI
                                 Institutional      Combined
                                --------------      --------
2/2/96                             $10,000          $10,000
1/31/97                              9,891           10,206

                                 ----------------------------------------
                                         Average Annual Total Return
                                 ----------------------------------------
                                      One Year       Since Inception/(a)/
-------------------------------------------------------------------------
Class A, no sales charge               (1.01)%             6.78%
-------------------------------------------------------------------------
Class A, w/sales charge                (6.44)%            (4.46)%
-------------------------------------------------------------------------
Class B, no redemption charge            N/A              (6.02)%/(b)/
-------------------------------------------------------------------------
Class B, w/redemption charge             N/A             (10.72)%/(b)/
-------------------------------------------------------------------------
Institutional Class                      N/A              (1.09)%/(b)/
-------------------------------------------------------------------------

/(a)/ Class A, Class B and Institutional shares commenced operations July 8,
      1994, May 1, 1996 and February 2, 1996, respectively.
/(b)/ An aggregate total return (not annualized) is shown instead of an average annual total return since these classes have not completed a full twelve months of operations.

--------------------------------------------------------------------------------

Statement of Investments
--------------------------------------------------------------------
Goldman Sachs Asia Growth Fund
--------------------------------------------------------------------
January 31, 1997

--------------------------------------------------------------------

Shares         Description                                    Value
====================================================================
Common Stocks--96.0%
Hong Kong Dollar--39.9%

3,734,000      Asia Satellite Tel.*
               (Telecommunications)                   $   8,312,234
1,107,000      Henderson Land Development Co.
               (Recreational Services)                   10,250,000
7,947,440      HKR International Ltd.
               (Real Estate)                             12,358,582
2,731,000      Hong Kong Electric Holdings
               (Utility)                                  9,709,517
426,000        HSBC Holdings
               (Commercial Banks)                         9,867,983
1,305,000      Hutchison Whampoa
               (Conglomerates)                            9,851,916
2,513,000      Hysan Development
               (Utility)                                  9,145,257
9,735,666      JCG Holdings Ltd.
               (Financial Services)                       8,669,002
2,308,200      San Miguel Brewery Ltd.
               (Breweries)                                1,049,994
869,000        Sun Hung Kai Properties Co.
               (Real Estate)                              9,812,556
1,262,000      Swire Pacific Ltd. "A"
               (Transportation)                          11,603,755
2,316,500      Wing Hang Bank Ltd.
               (Financial Services)                      11,030,952
--------------------------------------------------------------------
                                                        111,661,748
--------------------------------------------------------------------
Indian Rupee--9.9%

235,000       Brook Bond Lipton India Ltd.
              (Food)                                     2,438,494
372,900       Colgate Palmolive
              (Conglomerates)                            2,613,421
259,600       Hindustan Lever Ltd.
              (Household Products)                       6,423,018
10,000        Larsen & Toubro Ltd.
              (Engineering)                                 65,272
143,500       Larsen & Toubro Ltd. GDR
              (Engineering)                              1,919,313
214,000       Larsen & Toubro LTD. GDS
              (Engineering)                              2,862,250
434,250       Mahindra & Mahindra Ltd.
              (Autos and Trucks)                         4,339,472
165,750       Mahindra & Mahindra GDR
              (Autos and Trucks)                         1,895,351
4,000         Niit Limited
              (Computers)                                   32,022
80,000        Tata Engineering & Locomotive Ltd.
              GDR (Engineering)                            786,000
446,600       Tata Engineering & Locomotive Ltd.
              GDS (Engineering)                          4,387,845
--------------------------------------------------------------------
                                                        27,762,458
--------------------------------------------------------------------
Indonesian Rupiah--5.2%

2,374,750     Indofoods Sukses Makmur - Foreign
              (Food)                                     5,245,031
2,346,000     PT Bank of Bali - Foreign
              (Banking)                                  5,675,011
2,613,000     PT Jaya Real Property - Foreign
              (Real Estate)                              3,627,640
--------------------------------------------------------------------
                                                        14,547,682
--------------------------------------------------------------------
Malaysian Ringgit--13.2%

1,217,000     Commerce Asset Holdings
              (Conglomerates)                            9,790,829
623,000       Leader Universal Holdings
              (Electronics)                              1,253,017
1,936,000     Road Builder Malaysia Holdings
              (Construction)                            11,603,540
941,000       Tenaga National Berhad
              (Utility)                                  4,504,385
1,081,000     United Engineers Malaysia Holdings
              (Construction)                             9,696,822
--------------------------------------------------------------------
                                                        36,848,593
--------------------------------------------------------------------
New Taiwan Dollar--2.5%

2,118,000     Taiwan Sogo Shinkong Securities
              (Financial Services)                       7,103,755
--------------------------------------------------------------------
Philippine Peso--4.6%
18,189,000    Centennial City Inc.
              (Real Estate)                              2,208,911
--------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

Statement of Investments
--------------------------------------------------------------------------------
Goldman Sachs Asia Growth Fund (continued)
January 31, 1997


--------------------------------------------------------------------------------

Shares         Description                                    Value
====================================================================
Common Stocks (continued)

Philippine Peso (continued)

393,454       Metropolitan Bank and Trust
              (Banking)                               $ 10,750,925
--------------------------------------------------------------------
                                                        12,959,836
--------------------------------------------------------------------
Singapore Dollar--9.9%

639,000       Overseas Union Bank - Foreign
              (Banking)                                  5,174,457
1,149,000     Singapore Land
              (Real Estate)                              6,937,420
383,000       Singapore Press Holdings - Foreign
              (Printing & Publishing)                    7,671,970
2,195,000     Straits Steamship Land
              (Conglomerates)                            7,795,852
--------------------------------------------------------------------
                                                        27,579,699
--------------------------------------------------------------------
South Korean Won--3.8%

168,920       Korea Mobile Telecommunications
              Corp. ADR*  (Telecommunications)           2,512,685
4,759         Korea Mobile Telecommunications
              Corp. (Telecommunications)                 5,228,904
7,132         Samsung Fire & Marine Insurance
              (Insurance)                                2,982,743
--------------------------------------------------------------------
                                                        10,724,332
--------------------------------------------------------------------
Thai Baht--3.9%

723,800       Electricity Generating Public Co.
              (Utility)                                  1,815,785
758,100       Electricity Generating Public Co.
              Foreign(Utility)                           1,843,315
1,989,000     Industrial Finance Corp - Foreign
              (Financial Services)                       5,220,069
425,000       Jasmine International Co. - Foreign
              (Diversified)                                602,808
1,617,500     Thai Telephone & Telecom Corp. -
              Foreign (Telecommunications)               1,326,587
--------------------------------------------------------------------
                                                        10,808,564
--------------------------------------------------------------------
United States Dollar--3.1%

387,000       Korea Electric Power Corp. ADR*
              (Utilities)                                8,562,375
--------------------------------------------------------------------
Total Common Stocks
  (Cost $237,846,163)                                 $268,559,042
====================================================================
Rights & Warrants*--0.3%

Singapore Dollar--0.2%

    356,750  Straits Steamship Land, exp. 12/12/00
             (Conglomerate)- warrants                      494,149

Thai Baht--0.1%

    808,750  Thai Telephone & Telecom Corp., exp.
             03/07/97 (Telecommunications)-rights          351,155
--------------------------------------------------------------------
Total Rights & Warrants
  (Cost $287,980)                                     $    845,304
====================================================================
Principal
Amount       Description                                     Value
====================================================================
Corporate Bonds--0.3%

Malaysian Ringitt--0.3%

MYR          United Engineers Malaysia
1,024,000    (Construction) 4.00%, 05/22/99           $    848,528
--------------------------------------------------------------------
Total Corporate Bonds
   (Cost $521,580)                                    $    848,528
====================================================================
Short-Term Obligations--2.2%
$ 6,200,104  State Street Bank & Trust Euro-Time
             Deposit, 5.50%, 02/03/97                 $  6,200,104
--------------------------------------------------------------------
Total Short-Term Obligations
   (Cost $6,200,104)                                  $  6,200,104
====================================================================
Total Investments
   (Cost $244,855,827)/(a)/                           $276,452,978
====================================================================
Federal Income Tax Information:

   Gross unrealized gain for investments in
      which value exceeds cost                        $ 45,982,425
   Gross unrealized loss for investments in
      which cost exceeds value                         (14,998,273)
====================================================================
   Net unrealized gain                                $ 30,984,152
====================================================================

  *  Non-income producing security.
/(a)/The aggregate cost for federal income tax purposes is $244,890,862.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.
--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------
Common Stock, Rights, Warrants, and Corporate Bond Industry
   Concentrations
====================================================================
Autos and Trucks                                               2.2%
Banking                                                        7.8%
Breweries                                                      0.4%
Commercial Banks                                               3.5%
Conglomerates                                                 10.9%
Construction                                                   7.9%
Diversified                                                    0.2%
Electronics                                                    0.4%
Engineering                                                    3.6%
Financial Services                                            11.5%
Food                                                           2.7%
Household Products                                             2.3%
Insurance                                                      1.1%
Printing & Publishing                                          2.7%
Real Estate                                                   12.5%
Recreational Services                                          3.7%
Telecommunications                                             6.3%
Transportation                                                 4.1%
Utilities                                                     12.8%
--------------------------------------------------------------------
Total Common Stock, Rights, Warrants, and
   Corporate Bonds                                            96.6%
====================================================================

--------------------------------------------------------------------------------

Goldman Sachs Equity Portfolios, Inc.
-------------------------------------------------------------------------------
Statements of Assets and Liabilities
January 31, 1997

-------------------------------------------------------------------------------


                                                                                     Goldman Sachs                 Goldman Sachs
                                                                                       Balanced                    Select Equity
                                                                                         Fund                          Fund
                                                                                    ===============================================
Assets:
Investments in securities, at value (identified cost $80,718,346, $302,169,999,
   $513,612,707, $679,366,240, $213,003,477, $549,757,598 and $244,855,827,
   respectively)                                                                       $89,222,318                 $393,263,171
Cash, at value                                                                              13,884                        9,802
Receivables:
   Investment securities sold                                                            3,947,652                           --
   Forward foreign currency exchange contracts                                               6,692                           --
   Fund shares sold                                                                        565,860                    3,095,601
   Dividends and interest, at value                                                        451,554                      387,080
   Variation margin                                                                         10,928                       95,387
Deferred organization expenses, net                                                         36,173                            --
Other assets                                                                                97,786                        8,495
-----------------------------------------------------------------------------------------------------------------------------------
Total assets                                                                            94,352,847                  396,859,536
-----------------------------------------------------------------------------------------------------------------------------------
Liabilities:
Payables:
   Investment securities purchased                                                       9,690,219                           --
   Forward foreign currency exchange contracts                                                  --                           --
   Fund shares repurchased                                                                  44,298                      548,016
   Amounts owed to affiliates                                                               97,949                      388,699
Covered securities sold short (cash received, $936,984)                                    938,808                           --
Accrued expenses and other liabilities                                                      61,446                       89,126
-----------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                                       10,832,720                    1,025,841
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets:
Paid-in capital                                                                         73,750,866                  300,246,199
Accumulated undistributed (distributions in excess of) net investment income               180,204                           --
   (loss)
Accumulated undistributed (distributions in excess of) net realized gain (loss)
   on investment, option and futures transactions                                          977,487                    4,402,524
Accumulated net realized foreign currency gain (loss)                                       12,575                           --
Net unrealized gain on investments, options and futures                                  8,611,563                   91,184,972
Net unrealized loss on translation of assets and liabilities denominated in
   foreign currencies                                                                      (12,568)                          --
-----------------------------------------------------------------------------------------------------------------------------------
Net assets                                                                             $83,520,127                 $395,833,695
===================================================================================================================================
                                                                      Class A        Class B          Class A       Class B
                                                                    ------------   --------------   -------------  ------------
 Total shares of beneficial interest outstanding, $.001 par
   value (100,000,000 and 25,000,000 shares authorized for
   each Class A and B, respectively)                                  4,336,101          112,660      9,688,806        744,222
Net asset and Class A redemption value per share (a)                     $18.78           $18.73         $23.32         $23.18
Maximum public offering price per share (Class A NAV x
   1.0582)                                                               $19.87           $18.73         $24.68         $23.18
                                                                  Institutional      Service      Institutional     Service
                                                                    ------------   --------------   -------------  ------------
 Total shares of beneficial interest outstanding, $.001 par
   value (50,000,000 shares per each class authorized)                       --               --      6,351,958        157,464
Net asset value, offering and redemption price per share                     --               --         $23.44         $23.27
===============================================================================================================================
(a) At redemption, Class B shares are subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.
===============================================================================================================================

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
    Goldman Sachs             Goldman Sachs             Goldman Sachs               Goldman Sachs                Goldman Sachs
  Growth and Income          Capital Growth            Small Cap Equity          International Equity             Asia Growth
         Fund                     Fund                       Fund                       Fund                          Fund
==================================================================================================================================
    $638,954,258               $932,041,765              $217,608,994                $627,524,320                  $276,452,978
          59,158                     94,994                    30,728                   1,735,366                     1,060,177

       1,632,491                  1,390,277                 4,392,159                     959,642                     3,093,623
              --                         --                        --                   2,684,757                            --
       4,847,992                  1,524,356                   820,288                   4,794,141                       685,136
         572,159                    706,624                    85,173                     440,308                       262,880
              --                         --                        --                          --                            --
          19,321                         --                    13,467                      14,573                        77,113
          14,043                     16,281                     2,597                      10,188                           770
----------------------------------------------------------------------------------------------------------------------------------
     646,099,422                935,774,297               222,953,406                 638,163,295                   281,632,677
----------------------------------------------------------------------------------------------------------------------------------

       9,130,091                  9,797,231                 6,585,828                   8,912,558                            --
              --                         --                        --                   3,434,535                         1,495
         414,917                    850,523                   165,072                     198,616                       694,794
         716,432                  1,160,456                   345,810                     833,473                       400,444
              --                         --                        --                          --                            --
          21,990                     99,060                   121,890                     255,084                       846,340
----------------------------------------------------------------------------------------------------------------------------------
      10,283,430                 11,907,270                 7,218,600                  13,634,266                     1,943,073
----------------------------------------------------------------------------------------------------------------------------------
     492,994,560                657,200,330               203,743,684                 542,859,953                   266,426,371
        (193,256)                  (275,552)                       --                     (25,666)                   (1,316,323)

      17,673,137                 14,266,724                 7,385,605                   2,530,732                   (16,027,669)
              --                         --                        --                    (917,847)                     (411,919)
     125,341,551                252,675,525                 4,605,517                 112,491,393                    33,014,375

              --                         --                        --                 (32,409,536)                   (1,995,231)
----------------------------------------------------------------------------------------------------------------------------------
    $635,815,992               $923,867,027              $215,734,806                $624,529,029                  $279,689,604
==================================================================================================================================
   Class A     Class B       Class A     Class B      Class A       Class B        Class A     Class B       Class A      Class B
------------- ----------  ------------- ----------  ------------ ------------   ------------ -----------  ------------ -----------
   26,534,286    751,089     55,021,724    193,240    10,140,493     176,544      27,765,580     997,807    16,122,122    206,387
       $23.18     $23.10         $16.73     $16.67        $20.91      $20.80          $19.32      $19.24        $16.31     $16.24
       $24.53     $23.10         $17.70     $16.67        $22.13      $20.80          $20.44      $19.24        $17.26     $16.24
Institutional   Service   Institutional  Service    Institutional   Service     Institutional    Service   Institutional  Service
------------- ----------  ------------- ----------  ------------- ------------  -------------  ----------- ------------- ---------
        8,321    136,977             --         --            --          --       3,524,169      34,830       815,499         --
       $23.19     $23.17             --         --            --          --          $19.40      $19.34        $16.33         --
==================================================================================================================================

--------------------------------------------------------------------------------

Goldman Sachs Equity Portfolios, Inc.
--------------------------------------------------------------------------------
Statements of Operations
For the Year Ended January 31, 1997

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                Goldman Sachs    Goldman Sachs
                                                                                                  Balanced       Select Equity
                                                                                                    Fund             Fund
                                                                                               ===================================
Investment income:
Dividends /(a)/                                                                                $    838,092       $   5,629,026
Interest /(b)/                                                                                    2,107,288             541,011
----------------------------------------------------------------------------------------------------------------------------------
Total income                                                                                      2,945,380           6,170,037
----------------------------------------------------------------------------------------------------------------------------------
Expenses: /(c)/
Investment advisory fees                                                                            309,372           1,413,035
Administration fees                                                                                  92,811             706,517
Distribution fees                                                                                   157,253             468,965
Authorized dealer service fees                                                                      154,686             444,626
Custodian fees                                                                                       93,352              95,947
Transfer agent fees                                                                                 148,576             319,246
Professional Fees                                                                                    71,598              74,319
Amortization of deferred organization expenses                                                       13,468               9,549
Director fees                                                                                         1,171               2,728
Other                                                                                                53,077              96,414
----------------------------------------------------------------------------------------------------------------------------------
Total expenses                                                                                    1,095,364           3,631,346
Less--expenses reimbursed and fees waived by Goldman Sachs                                         (472,758)           (626,188)
----------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                                                        622,606           3,005,158
----------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                                      2,322,774           3,164,879
----------------------------------------------------------------------------------------------------------------------------------
Realized and unrealized gain (loss) on investment, option, futures and foreign currency transactions:
Net realized gain (loss) from:
   Investment transactions                                                                        3,811,127          14,386,845
   Options written                                                                                   (2,680)                 --
   Futures transactions                                                                             148,013             645,873
   Foreign currency related transactions                                                             12,575                  --
Net change in unrealized gain (loss) on:
   Investments                                                                                    5,008,557          49,393,370
   Futures                                                                                           14,475              67,175
   Translation of assets and liabilities denominated in foreign currencies                          (12,568)                 --
----------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment, option, futures and foreign currency
   transactions                                                                                   8,979,499          64,493,263
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                                $ 11,302,273       $  67,658,142
==================================================================================================================================

/(a)/ For the Balanced, Select Equity, Growth and Income, Capital Growth, Small
      Cap Equity, International Equity and Asia Growth Funds, taxes withheld on dividends were $1,496, $42,274, $23,285, $53,869, $4,211, $900,877 and
      $372,334, respectively.
/(b)/ For the Balanced Fund, taxes withheld on interest were $969.
/(c)/ Certain expenses reflected in the above statement of operations are incurred on a class specific basis.

--------------------------------------------------------------------------------
  The accompanying notes are an integral part of these financial statements.

                                                                                         ---------------------------------------
                                                                                             Goldman Sachs       Goldman Sachs
                                                                                           Growth and Income    Capital Growth
                                                                                                  Fund               Fund
                                                                                         ========================================
Investment income:
Dividends /(a)/                                                                               $ 13,008,785        $ 14,748,431
Interest /(b)/                                                                                   1,235,823           2,802,840
---------------------------------------------------------------------------------------------------------------------------------
Total income                                                                                    14,244,608          17,551,271
---------------------------------------------------------------------------------------------------------------------------------
Expenses: /(c)/
Investment advisory fees                                                                         2,782,464           6,522,949
Administration fees                                                                                758,854           2,174,316
Distribution fees                                                                                1,280,332           2,179,405
Authorized dealer service fees                                                                   1,261,615           2,174,316
Custodian fees                                                                                     102,394             129,556
Transfer agent fees                                                                                871,030             908,310
Professional Fees                                                                                   75,891              74,529
Amortization of deferred organization expenses                                                      19,164                  --
Director fees                                                                                        6,744              13,973
Other                                                                                              144,279             208,397
----------------------------------------------------------------------------------------------------------------------------------
Total expenses                                                                                   7,302,767          14,385,751
Less--expenses reimbursed and fees waived by Goldman Sachs                                      (1,113,014)         (2,171,272)
----------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                                                     6,189,753          12,213,979
----------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                                     8,054,855           5,337,292
----------------------------------------------------------------------------------------------------------------------------------
Realized and unrealized gain (loss) on investment, option, futures and foreign currency transactions:
Net realized gain (loss) from:
   Investment transactions                                                                      58,221,421          53,687,297
   Options written                                                                                 (37,206)                 --
   Futures transactions                                                                             45,994                  --
   Foreign currency related transactions                                                                --                  --
Net change in unrealized gain (loss) on:
   Investments                                                                                  67,575,111         145,350,120
   Futures                                                                                              --                  --
   Translation of assets and liabilities denominated in foreign currencies                              --                  --
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment, option, futures and foreign curren
   transactions                                                                                125,805,320         199,037,417
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                               $133,860,175        $204,374,709
====================================================================================================================================
                                                                                         -------------------------------------------
                                                                                           Goldman Sachs           Goldman Sachs
                                                                                          Small Cap Equity      International Equity
                                                                                                Fund                    Fund
                                                                                         ===========================================
Investment income:
Dividends /(a)/                                                                              $   968,945              $ 5,944,299
Interest /(b)/                                                                                   896,528                1,533,039
------------------------------------------------------------------------------------------------------------------------------------
Total income                                                                                   1,865,473                7,477,338
------------------------------------------------------------------------------------------------------------------------------------
Expenses: /(c)/
Investment advisory fees                                                                       1,598,027                3,478,689
Administration fees                                                                              532,676                1,159,514
Distribution fees                                                                                538,657                1,115,919
Authorized dealer service fees                                                                   532,676                1,086,488
Custodian fees                                                                                    63,636                  786,004
Transfer agent fees                                                                              511,883                  586,243
Professional Fees                                                                                 72,844                   84,162
Amortization of deferred organization expenses                                                    18,742                   17,603
Director fees                                                                                      3,842                    5,519
Other                                                                                             73,764                  229,722
------------------------------------------------------------------------------------------------------------------------------------
Total expenses                                                                                 3,946,747                8,549,863
Less--expenses reimbursed and fees waived by Goldman Sachs                                      (529,684)                (829,788)
------------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                                                   3,417,063                7,720,075
------------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                                  (1,551,590)                (242,737)
------------------------------------------------------------------------------------------------------------------------------------
Realized and unrealized gain (loss) on investment, option, futures and foreign currency transactions:
Net realized gain (loss) from:
   Investment transactions                                                                    29,166,218               16,714,697
   Options written                                                                              (398,365)                      --
   Futures transactions                                                                               --                       --
   Foreign currency related transactions                                                              --                  146,694
Net change in unrealized gain (loss) on:
   Investments                                                                                22,913,571               60,236,901
   Futures                                                                                            --                       --
   Translation of assets and liabilities denominated in foreign currencies                            --              (28,245,657)
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment, option, futures and foreign
   currency transactions                                                                      51,681,424               48,852,635
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                              $50,129,834              $48,609,898
====================================================================================================================================
                                                                                         -----------------
                                                                                           Goldman Sachs
                                                                                            Asia Growth
                                                                                               Fund
                                                                                         ==================
Investment income:
Dividends /(a)/                                                                                $ 4,216,521
Interest /(b)/                                                                                     716,243
-----------------------------------------------------------------------------------------------------------
Total income                                                                                     4,932,764
-----------------------------------------------------------------------------------------------------------
Expenses: /(c)/
Investment advisory fees                                                                         1,937,658
Administration fees                                                                                645,897
Distribution fees                                                                                  636,953
Authorized dealer service fees                                                                     630,134
Custodian fees                                                                                     499,487
Transfer agent fees                                                                                385,114
Professional Fees                                                                                   84,316
Amortization of deferred organization expenses                                                      31,711
Director fees                                                                                        3,496
Other                                                                                               51,032
-----------------------------------------------------------------------------------------------------------
Total expenses                                                                                   4,905,798
Less--expenses reimbursed and fees waived by Goldman Sachs                                        (511,880)
-----------------------------------------------------------------------------------------------------------
Net expenses                                                                                     4,393,918
-----------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                                       538,846
-----------------------------------------------------------------------------------------------------------
Realized and unrealized gain (loss) on investment, option, futures and foreign currency transactions:
Net realized gain (loss) from:
   Investment transactions                                                                      (7,294,240)
   Options written                                                                                      --
   Futures transactions                                                                           (141,910)
   Foreign currency related transactions                                                        (1,099,538)
Net change in unrealized gain (loss) on:
   Investments                                                                                   5,823,115
   Futures                                                                                              --
   Translation of assets and liabilities denominated in foreign currencies                        (599,549)
-----------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment, option, futures and foreign
   currency transactions                                                                        (3,312,122)
-----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                                $(2,773,276)
===========================================================================================================

--------------------------------------------------------------------------------

Goldman Sachs Equity Portfolios, Inc.
-------------------------------------------------------------------------------
Statements of Changes in Net Assets
For the Year Ended January 31, 1997

--------------------------------------------------------------------------------

                                                                                     Goldman Sachs                 Goldman Sachs
                                                                                       Balanced                    Select Equity
                                                                                         Fund                          Fund
                                                                                    ===============================================
From operations:
Net investment income (loss)                                                          $  2,322,774                $   3,164,879
Net realized gain (loss) on investment, option and futures transactions                  3,956,460                   15,032,718
Net realized gain (loss) on foreign currency related transactions                           12,575                           --
Net change in unrealized gain (loss) on investments, options and futures                 5,023,032                   49,460,545
Net change in unrealized loss on translation of assets and liabilities
   denominated in foreign currencies                                                       (12,568)                          --
-----------------------------------------------------------------------------------------------------------------------------------


Net increase (decrease) in net assets resulting from operations                         11,302,273                   67,658,142
-----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
From net investment income
    Class A shares                                                                      (2,259,972)                  (1,515,575)
    Class B shares                                                                         (13,466)                      (4,750)
    Institutional shares                                                                        --                   (1,606,175)
    Service shares                                                                              --                       (6,666)
In excess of net investment income
    Class A shares                                                                          (7,504)                           --
    Class B shares                                                                              --                      (118,421)
    Institutional shares                                                                        --                       (34,205)
    Service shares                                                                              --                       (16,030)
From net realized gain on investment, option and futures transactions
    Class A shares                                                                      (3,654,841)                  (7,174,235)
    Class B shares                                                                         (77,400)                    (440,131)
    Institutional shares                                                                        --                   (4,675,726)
    Service shares                                                                              --                      (68,472)
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders                                                     (6,013,183)                 (15,660,386)
 -----------------------------------------------------------------------------------------------------------------------------------
From share transactions:
Net proceeds from sales of shares                                                       29,174,047                  167,209,718
Reinvestment of dividends and distributions                                              5,694,651                   14,904,237
Cost of shares repurchased                                                              (7,565,668)                 (32,152,494)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from share transactions                 27,303,030                  149,961,461
-----------------------------------------------------------------------------------------------------------------------------------
Total increase                                                                          32,592,120                  201,959,217

Net assets:
Beginning of year                                                                       50,928,007                  193,874,478
===================================================================================================================================
End of year                                                                           $ 83,520,127                $ 395,833,695
===================================================================================================================================
Accumulated undistributed (distributions in excess of) net investment income          $    180,204                $          --
===================================================================================================================================

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

----------------------------------------------------------------------------------------------------------------------------------

Goldman Sachs Equity Portfolios, Inc.
----------------------------------------------------------------------------------------------------------------------------------
                                                                                Goldman Sachs       Goldman Sachs   Goldman Sachs
Statements of Changes in Net Assets                                           Growth and Income    Capital Growth     Small Cap
For the Year Ended January 31, 1997                                                 Fund                Fund         Equity Fund
                                                                              ====================================================
From operations:
Net investment income (loss)                                                     $  8,054,855        $   5,337,292   $  (1,551,590
Net realized gain (loss) on investment, option and futures transactions            58,230,209           53,687,297      28,767,853
Net realized gain (loss) on foreign currency related transactions                          --                   --              --
Net change in unrealized gain (loss) on investments, options and futures           67,575,111          145,350,120      22,913,571
Net change in unrealized loss on translation of assets and liabilities
   denominated in foreign currencies                                                       --                   --              --
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                   133,860,175          204,374,709      50,129,834
----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
From net investment income
    Class A shares                                                                 (8,111,894)          (5,948,617)             --
    Class B shares                                                                     (5,818)                  --              --
    Institutional shares                                                                 (494)                  --              --
    Service shares                                                                    (11,500)                  --              --
In excess of net investment income
    Class A shares                                                                   (135,533)            (258,749)             --
    Class B shares                                                                    (48,273)             (12,838)             --
    Institutional shares                                                                 (380)                  --
    Service shares                                                                     (9,070)                  --              --
From net realized gain on investment, option and futures transactions
    Class A shares                                                                (46,442,616)         (91,862,169)    (10,210,264)
    Class B shares                                                                   (754,312)            (179,327)       (149,626)
    Institutional shares                                                               (9,971)                  --              --
    Service shares                                                                   (255,610)                  --              --
----------------------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders                                               (55,785,471)         (98,261,700)    (10,359,890)
----------------------------------------------------------------------------------------------------------------------------------
From share transactions:
Net proceeds from sales of shares                                                 140,362,846           76,008,897      56,119,213
Reinvestment of dividends and distributions                                        53,352,809           90,088,874       9,876,571
Cost of shares repurchased                                                        (72,730,939)        (229,399,817)    (95,024,895)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from share transactions           120,984,716          (63,302,046)    (29,029,111)
----------------------------------------------------------------------------------------------------------------------------------
Total increase                                                                    199,059,420           42,810,963      10,740,833

Net Asssets:
Beginning of Year                                                                 436,756,572          881,056,064     204,993,973
==================================================================================================================================
End of Year                                                                      $635,815,992        $923,867,027    $ 215,734,806
==================================================================================================================================
Accumulated distributed (distributions in excess investment income)              $   (193,256)       $    (275,552)  $          --
==================================================================================================================================


                                                                              -----------------------------------------------------
Statements of Changes in Net Assets                                                  Goldman Sachs                Goldman Sachs
For the Year Ended January 31, 1997                                                  International                 Asia Growth
                                                                                      Equity Fund                     Fund
                                                                              ====================================================
From operations:
Net investment income (loss)                                                          $    (242,737)               $     538,846
Net realized gain (loss) on investment, option and futures transactions                  16,714,697                   (7,436,150)
Net realized gain (loss) on foreign currency related transactions                           146,694                   (1,099,538)
Net change in unrealized gain (loss) on investments, options and futures                 60,236,901                    5,823,115
Net change in unrealized loss on translation of assets and liabilities
   denominated in foreign currencies                                                    (28,245,657)                    (599,549)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                          48,609,898                   (2,773,276)
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
From net investment income
    Class A shares                                                                               --                     (206,784)
    Class B shares                                                                               --                           --
    Institutional shares                                                                   (106,712)                          --
    Service shares                                                                               --                           --
In excess of net investment income
    Class A shares                                                                               --                           --
    Class B shares                                                                               --                       (5,064)
    Institutional shares                                                                         --                      (83,075)
    Service shares                                                                               --                           --
From net realized gain on investment, option and futures transactions
    Class A shares                                                                       (5,358,559)                          --
    Class B shares                                                                         (159,717)                          --
    Institutional shares                                                                   (689,171)                          --
    Service shares                                                                           (3,947)                          --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders                                                      (6,318,106)                    (294,923)
------------------------------------------------------------------------------------------------------------------------------------
From share transactions:
Net proceeds from sales of shares                                                       321,475,961                  144,448,826
Reinvestment of dividends and distributions                                               5,481,492                      221,279
Cost of shares repurchased                                                              (75,580,037)                 (67,451,011)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from share transactions                 251,377,416                   77,219,094
----------------------------------------------------------------------------------------------------------------------------------
Total increase
Net assets:                                                                             293,669,208                   74,150,895

Beginning of year                                                                       330,859,821                  205,538,709
===================================================================================================================================
End of year                                                                            $624,529,029                 $279,689,604
====================================================================================================================================
Accumulated undistributed (distributions in excess of) net investment income           $    (25,666)                $ (1,316,323)
===================================================================================================================================

Goldman Sachs Equity Portfolios, Inc.
--------------------------------------------------------------------------------
Statements of Changes in Net Assets
For the Year Ended January 31, 1996

--------------------------------------------------------------------------------

                                                                                     Goldman Sachs                 Goldman Sach
                                                                                       Balanced                    Select Equity
                                                                                         Fund                          Fund
                                                                                    ==============================================
From operations:
Net investment income (loss)                                                          $  1,083,645                $   1,518,160
Net realized gain (loss) on investment, option and futures transactions                  1,715,887                    4,687,943
Net realized gain on foreign currency related transactions                                      --                           --
Net change in unrealized gain on investments, options and futures                        3,518,420                   37,068,509
Net change in unrealized loss on translation of assets and liabilities
   denominated in foreign currencies                                                            --                           --
----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                     6,317,952                   43,274,612
----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
From net investment income                                                                (991,655)                  (1,610,216)
In excess of net investment income                                                              --                           --
From net realized gain on investment, option and futures transactions                     (962,754)                  (3,527,188)
----------------------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders                                                     (1,954,409)                  (5,137,404)
----------------------------------------------------------------------------------------------------------------------------------
From share transactions:
Net proceeds from sales of shares                                                       41,736,040                  102,149,318
Reinvestment of dividends and distributions                                              1,802,563                    4,880,575
Cost of shares repurchased                                                              (4,483,707)                 (46,260,132)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from share transactions                 39,054,896                   60,769,761
----------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease)                                                               43,418,439                   98,906,969

Net assets:
Beginning of year                                                                        7,509,568                   94,967,509
==================================================================================================================================
End of year                                                                           $ 50,928,007                $ 193,874,478
==================================================================================================================================
Accumulated undistributed (distributions in excess of) net investment income          $    125,304                $      86,854
==================================================================================================================================
Summary of share transactions:
===================================================================================================================================
                                                                                         Class A       Class A      Institutional
                                                                                     -------------- --------------  --------------
Shares sold                                                                             2,578,356     2,479,285      3,220,915
Reinvestment of dividends and distributions                                               108,023       161,481         97,993
Shares repurchased                                                                       (271,753)   (2,578,247)       (30,492)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in shares outstanding                                           2,414,626        62,519      3,288,416
==================================================================================================================================


--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

---------------------------------------------------------------------------------------------------------------------------------





---------------------------------------------------------------------------------------------------------------------------------
     Goldman Sachs             Goldman Sachs              Goldman Sachs             Goldman Sachs                Goldman Sachs
   Growth and Income          Capital Growth                Small Cap               International                 Asia Growth
         Fund                      Fund                    Equity Fund               Equity Fund                     Fund
=================================================================================================================================

    $  5,307,925               $    6,032,534             $   (1,717,759)           $     725,369                $   1,643,482
      18,815,320                  188,790,639                 (5,033,599)              (8,757,936)                  (5,766,395)
              --                           --                         --               21,213,851                      416,433
      58,081,439                   53,559,848                 30,594,034               69,834,990                   42,480,420
              --                           --                         --              (12,612,130)                  (1,710,833)
--------------------------------------------------------------------------------------------------------------------------------
      82,204,684                  248,383,021                 23,842,676               70,404,144                   37,063,107
---------------------------------------------------------------------------------------------------------------------------------

      (5,300,032)                  (6,289,354)                        --               (9,491,864)                  (1,787,451)
              --                          --                          --                       --                   (1,657,672)
     (11,998,907)                (139,713,660)                  (161,357)             (14,089,155)                          --
---------------------------------------------------------------------------------------------------------------------------------
     (17,298,939)                (146,003,014)                  (161,357)             (23,581,019)                  (3,445,123)
---------------------------------------------------------------------------------------------------------------------------------

     199,623,973                  144,529,476                 56,891,181               85,900,104                   88,560,430
      16,219,024                  131,979,456                    149,801               21,651,092                    2,951,847
     (37,764,413)                (359,937,680)              (195,215,538)             (98,600,969)                 (43,889,831)
---------------------------------------------------------------------------------------------------------------------------------
     178,078,584                  (83,428,748)              (138,174,556)               8,950,227                   47,622,446
---------------------------------------------------------------------------------------------------------------------------------
     242,984,329                   18,951,259               (114,493,237)              55,773,352                   81,240,430

     193,772,243                  862,104,805                319,487,210              275,086,469                  124,298,279
=================================================================================================================================
    $436,756,572               $  881,056,064             $  204,993,973            $ 330,859,821                $ 205,538,709
=================================================================================================================================
    $     56,087               $      607,360             $           --            $     227,683                $  (1,630,536)
=================================================================================================================================

      Class A                     Class A                    Class A                   Class A                      Class A
    -------------              ---------------            ---------------           --------------               --------------
      10,766,604                    9,130,715                  3,285,739                5,082,572                    5,830,049
         848,870                    9,145,811                      8,585                1,286,112                      197,978
      (2,027,335)                 (22,215,374)               (11,228,873)              (6,067,690)                  (2,898,305)
---------------------------------------------------------------------------------------------------------------------------------
       9,588,139                   (3,938,848)                (7,934,549)                 300,994                    3,129,722
=================================================================================================================================
--------------------------------------------------------------------   ----------------------------------------------------------

Goldman Sachs Equity Portfolios, Inc.
--------------------------------------------------------------------------------
Notes to Financial Statements
January 31, 1997


--------------------------------------------------------------------------------
1.  Organization

Goldman Sachs Equity Portfolios, Inc. (the "Company") is a Maryland corporation registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. Included in this report are the financial statements for the Goldman Sachs Balanced Fund ("Balanced Fund"), Goldman Sachs Select Equity Fund ("Select Equity Fund"), Goldman Sachs Growth and Income Fund ("Growth and Income Fund"), Goldman Sachs Capital Growth Fund ("Capital Growth Fund"), Goldman Sachs Small Cap Equity Fund ("Small Cap Equity Fund"), Goldman Sachs International Equity Fund ("International Equity Fund") and Goldman Sachs Asia Growth Fund ("Asia Growth Fund"), collectively, "the Funds." The Select Equity, Growth and Income, International Equity and Asia Growth Funds offer four classes of shares - Class A, Class B, Institutional and Service. The Balanced, Capital Growth and Small Cap Equity Funds offer two classes of shares - Class A and Class B.

2.  Significant Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Company. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts.

A.  Investment Valuation
------------------------

Investments in securities traded on a U.S. or foreign securities exchange or the NASDAQ system are valued daily at their last sale or closing price on the principal exchange on which they are traded or NASDAQ. If no sale occurs, securities traded on a U.S. exchange or NASDAQ are valued at the mean between the closing bid and asked price, and securities traded on a foreign exchange will be valued at the official bid price. Unlisted equity and debt securities for which market quotations are available are valued at the mean between the most recent bid and asked prices. Debt securities are valued at prices supplied by an independent pricing service, which reflect broker/dealer-supplied valuations and matrix pricing systems. Short-term debt obligations maturing in sixty days or less are valued at amortized cost. Restricted securities, and other securities for which quotations are not readily available, are valued at fair value using methods approved by the Board of Directors of the Company.

B.  Securities Transactions and Investment Income
-------------------------------------------------

Securities transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified-cost basis. Dividend income is recorded on the ex-dividend date. Dividends for which the Funds have the choice to receive either cash or stock are recognized as investment income in an amount equal to the cash dividend. This amount is also used as an estimate of the fair value of the stock received. Interest income is determined on the basis of interest accrued, premium amortized and discount earned with the exception of the Balanced Fund which does not amortize premiums. In addition, it is the Funds' policy to accrue for estimated capital gains taxes on foreign securities held by the Funds subject to such taxes.

C.  Mortgage Dollar Rolls
-------------------------

The Balanced Fund may enter into mortgage "dollar rolls" in which the Fund sells securities in the current month for delivery and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. For financial reporting and tax reporting purposes, the Fund treats mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale.

D.  Foreign Currency Translations
---------------------------------

The books and records of the Company are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valuations, other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based on current exchange rates; (ii) purchases and sales of foreign investments,
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
income and expenses are converted into U.S. dollars based on currency exchange rates prevailing on the respective dates of such transactions.

    Net realized and unrealized gain (loss) on foreign currency transactions will represent: (i) foreign exchange gains and losses from the sale and holdings of foreign currencies and investments; (ii) gains and losses between trade date and settlement date on investment securities transactions and forward exchange contracts; and (iii) gains and losses from the difference between amounts of dividends and interest recorded and the amounts actually received.

E.  Forward Foreign Currency Exchange Contracts
-----------------------------------------------

Certain of the Funds are authorized to enter into forward foreign currency exchange contracts for the purchase of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. The International Equity and Asia Growth Funds may enter into such contracts to seek to increase total return. All commitments are "marked-to-market" daily at the applicable translation rates and any resulting unrealized gains or losses are recorded in the funds' financial statements. The Funds record realized gains or losses at the time the forward contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

F.  Short Securities Positions
------------------------------

The Funds (other than the Select Equity Fund) may enter into covered short sales. Short securities positions are accounted for at cost and subsequently marked to market to reflect the current market value of the position. The market value of the short position is recorded as a liability on the fund's records and any difference between this market value and cash received is reported as unrealized gain or loss. Gains and losses are realized when a short

--------------------------------------------------------------------------------
position is closed out by delivering securities back to the broker.

At January 31, 1997, the Balanced Fund had the following covered short positions open:

-------------------------------------------------------------------------------
                                                Short Position

Issuer                                 Par Value              Market Value
---------------------------          ---------------       --------------------
FNMA TBA 15-Year                          $900,000                 $938,808
-------------------------------------------------------------------------------

G.  Federal Taxes
-----------------

It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of their investment company taxable income and capital gains to their shareholders. Accordingly, no federal tax provisions are required. The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of the Funds' distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from capital, depending on the type of book/tax differences that may exist as well as timing differences associated with having different book and tax year ends.

    Asia Growth Fund had approximately $184,000, $5,487,000 and $9,825,000 at January 31, 1997 of capital loss carryforward expiring in 2002, 2003 and 2004 for federal tax purposes. These amounts are available to be carried forward to offset future capital gains to the extent permitted by applicable laws or regulations.

H.  Deferred Organization Expenses
----------------------------------

Organization-related costs are being amortized on a straight-line basis over a period of five years.

I.  Expenses
------------

Expenses incurred by the Company which do not specifically relate to an individual fund of the Company are allocated to the Funds based on each Fund's relative
--------------------------------------------------------------------------------

Goldman Sachs Equity Portfolios, Inc.
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
January 31, 1997


--------------------------------------------------------------------------------
average net assets for the period.

    Class A and Class B shares bear all expenses and fees relating to the distribution and authorized dealer service plans as well as other expenses which are directly attributable to such shares. Each class of Shares separately bears their respective class-specific transfer agency fees. Service Shares separately bear a service fee.

J.  Option Accounting Principles
--------------------------------

When certain of the Funds write call or put options, an amount equal to the premium received is recorded as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a written option expires on its stipulated expiration date or the funds enter into a closing purchase transaction, the funds realize a gain or loss without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. When a written call option is exercised, the funds realize a gain or loss from the sale of the underlying security, and the proceeds of the sale are increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the funds purchase upon exercise. There is a risk of loss from a change in value of such options which may exceed the related premiums received.

    Upon the purchase of a call option or a protective put option by the Funds the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current market value of the option. If an option which the Funds have purchased expires on the stipulated expiration date, the funds will realize a loss in the amount of the cost of the option. If the funds enter into a closing sale transaction, the funds will realize a gain or loss, depending on whether the sale proceeds from the closing sale transaction are greater or less than the cost of the option. If the Funds exercise a purchased put option, the funds will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Funds exercise a purchased call option, the cost of the security which the funds purchase upon exercise will be increased by the premium originally paid.

K.  Futures Contracts
---------------------

The Funds may enter into futures transactions in order to hedge against changes in interest rates, securities prices or currency exchange rates or to seek to increase total return. The Select Equity Fund may enter into such transactions only with respect to the S&P 500 Index. A Fund will engage in futures transactions only for bona fide hedging purposes as defined in regulations of the CFTC or to seek to increase total return (except with respect to transactions by the Balanced, Growth and Income, Select Equity, Capital Growth and Small Cap Equity Funds, in futures on foreign currencies) to the extent permitted by such regulations. The use of futures contracts involve, to varying degrees, elements of market risk which may exceed the amounts recognized in the Statements of Assets and Liabilities.

    Upon entering into a futures contract, the Funds are required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirement of the futures exchange on which the contract is traded. Subsequent payments ("variation margin") are made or received by the Funds each day, dependent on the daily fluctuations in the value of the contract, and are recorded for financial reporting purposes as unrealized gains or losses. When entering into a closing transaction, the Funds will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent price, unless such price does not reflect the fair market value of the contract, in which case the position will be valued using methods approved by the Board of Directors of the Company.

    Certain risks may arise upon entering into futures contracts. The predominant risk is that the changes in the value of the futures contract may not directly correlate with changes in the value of the underlying securities. This risk may decrease the effectiveness of the Funds'
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
hedging strategies and may also result in a loss to the Funds.

3.  Agreements

Goldman Sachs Asset Management ("GSAM"), a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), acts as investment adviser to the Balanced, Growth and Income, Small Cap Equity and International Equity Funds; Goldman Sachs Funds Management, L.P. ("GSFM"), an affiliate of Goldman Sachs, acts as investment adviser to the Select Equity and Capital Growth Funds; and Goldman Sachs Asset Management International ("GSAM International") acts as investment adviser to the Asia Growth Fund and subadviser to the International Equity Fund. Under the Investment Advisory and Subadvisory Agreements, GSAM, GSFM and GSAM International (the "Investment Advisors"), subject to the general supervision of the Company's Board of Directors, manage the Company's portfolios. As compensation for the services rendered under the Investment Advisory Agreements and the assumption of the expenses related thereto, GSAM is entitled to a fee, computed daily and payable monthly, at an annual rate equal to .50%, .55%, .75% and .25% of the average daily net assets of the Balanced, Growth and Income, Small Cap Equity and International Equity Funds, respectively. GSFM is entitled to a fee of .50% and .75% of the average daily net assets of the Select Equity and Capital Growth Funds, respectively. GSAM International is entitled to an advisory fee for the Asia Growth Fund and a subadvisory fee for the International Equity Fund of .75% and .50% of the average daily net assets for those funds, respectively.

    GSAM also acts as the Funds' administrator pursuant to Administration Agreements. Under these Administration Agreements, GSAM administers the Funds' business affairs, including providing facilities. As compensation for the services rendered pursuant to the Administration Agreements, GSAM is entitled to a fee of .15% of the average daily net assets of the Balanced and Growth and Income Funds, and .25% of the average daily net assets of the Select Equity, Capital Growth, Small Cap Equity, International Equity and Asia Growth Funds.

    Goldman Sachs has voluntarily agreed to reduce or limit certain "Other Expenses" for the Balanced, Select Equity, Growth and Income, International Equity and Asia Growth Funds (excluding advisory, administration, service, distribution and authorized dealer service fees and litigation and indemnification costs, taxes, interest, brokerage commissions and extraordinary expenses and with the exception of the Balanced Fund, transfer agent fees) until further notice to the extent such expenses exceed .10%, .06%, .11%, .20% and
 .24% of the average daily net assets of the funds, respectively.

    Goldman Sachs serves as the Distributor of shares of the Funds pursuant to Distribution Agreements. Goldman Sachs may receive a portion of the Class A salesload and Class B back-end salesload imposed and has advised the Company that it retained approximately $94,000, $380,000, $555,000, $323,000, $219,000,
$1,563,000 and $1,397,000 during the year ended January 31, 1997 for the Balanced, Select Equity, Growth and Income, Capital Growth, Small Cap Equity, International Equity and Asia Growth Funds, respectively.

    The Company, on behalf of each Fund, has adopted a Distribution Plan (the "Distribution Plan") pursuant to Rule 12b-1. Under the Distribution Plan, Goldman Sachs is entitled to a quarterly fee from each Fund for distribution services equal, on an annual basis, to .25% and .75% of a Fund's average daily net assets attributable to Class A and Class B shares, respectively.

    The Company, on behalf of each Fund, has adopted an Authorized Dealer Service Plan (the "Service Plan") pursuant to which Goldman Sachs and Authorized Dealers are compensated for providing personal and account maintenance services. Each Fund pays a fee under its Service Plan equal, on an annual basis, to .25% of its average daily net assets attributable to Class A and Class B shares. Goldman Sachs also serves as the Transfer Agent of the funds for a fee.

   For the year ended January 31, 1997, the Advisors, Administrator and Distributor have voluntarily agreed to waive certain fees and reimburse other expenses as follows (in thousands):
--------------------------------------------------------------------------------

Goldman Sachs Equity Portfolios, Inc.
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
January 31, 1997


--------------------------------------------------------------------------------

                        Waivers
                        -------                       Reimburse-
                        Admin-   Class A  Reimburse-     ment
     Fund      Adviser istrator   12b-1      ment     Outstanding
------------------------------------------------------------------
Balanced       $   --   $   --   $    153  $     320   $      88
Select Equity      170      282        69        105           3
Growth and
 Income            --       --      1,113         --          --
Capital
 Growth            --       --      2,171         --          --
Small Cap
 Equity            --       --        530         --          --
International
 Equity             50      464       171         145         --
Asia Growth        103      259       100          50         --

    The Investment Advisors, Administrator and Distributor may discontinue or modify such waivers and limitations in the future at their discretion.

At January 31, 1997, the amounts owed to affiliates were as follows(in thousands):

                                        Authorized
                       Admin-   Distri-   Dealer   Transfer
     Fund      Adviser istrator butor    Service    Agent   Total
--------------------------------------------------------------------
Balanced       $  33  $   10    $   2   $   15    $   38  $   98
Select Equity    143      49       56       57        84     389
Growth and
 Income          284      78       28      119       207     716
Capital
 Growth          568     190        2      190       210   1,160
Small Cap
 Equity          134      45        2       45       120     346
International
 Equity          391      78      105      116       143     833
Asia Growth      171      36       50       53        90     400

4.  Portfolio Securities Transactions

Purchases and proceeds of sales or maturities of securities (excluding short-term investments, futures and options) for the year ended January 31, 1997, were as follows:

                                                         Sales or
Fund                                 Purchases          Maturities
---------                          ---------------     -------------
Balanced                            $146,297,709       $123,056,708
Select Equity                        242,635,637        102,479,847
Growth and Income                    330,177,173        256,802,366
Capital Growth                       436,178,218        569,122,643
Small Cap Equity                     202,036,820        256,627,457
International Equity                 400,682,323        166,164,906
Asia Growth                          192,125,629        118,802,040

    Included in the above amounts were purchases and proceeds of sales or maturities of governmental securities for the Balanced Fund in the amounts of $99,727,748 and $91,845,598, respectively.

    For the year ended January 31, 1997, written put option transactions in the Balanced Fund were as follows:

                                       Number of        Premium
Written Options                        Contracts        Received
----------------------                -------------   -------------
Balance outstanding at
  beginning of year                             0      $         0
Options written                                32            5,416
Options repurchased                           (32)          (5,416)
                                   ---------------  ---------------
Balance outstanding,
   end of year                                  0      $         0
                                   ===============  ===============

    For the year ended January 31, 1997, written call option transactions in the Growth and Income Fund were as follows:

                                       Number of        Premium
Written Options                        Contracts        Received
----------------------                -------------   -------------
Balance outstanding at
  beginning of year                             0       $        0
Options written                               438           73,608
Options repurchased                          (438)         (73,608)
                                   ---------------  ---------------
Balance outstanding,
   end of year                                  0       $        0
                                   ===============  ===============

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
    For the year ended January 31, 1997, written put option transactions in the Small Cap Equity Fund were as follows:

                                       Number of        Premium
Written Options                        Contracts        Received
----------------------                -------------   -------------
Balance outstanding at
   beginning of year                            0      $         0
Options written                             2,100          575,871
Options expired                                (9)          (2,026)
Options exercised                          (1,091)        (238,096)
Options repurchased                        (1,000)        (335,749)
                                   ---------------  ---------------
Balance outstanding,
   end of year                                  0      $         0
                                   ===============  ===============

    Certain risks arise related to call and put options from the possible inability of counterparties to meet the terms of their contracts.

    At January 31, 1997, the Balanced Fund had the following outstanding forward foreign currency exchange contracts:

--------------------------------------------------------------------
   Foreign Currency        Value on                     Unrealized
    Sale Contracts      Settlement Date Current Value      Gain
--------------------------------------------------------------------
Australian Dollar
   expiring 3/14/97          $777,277       $770,585        $6,692
--------------------------------------------------------------------
Total Foreign
   Currency Sale
   Contracts                 $777,277       $770,585        $6,692
--------------------------------------------------------------------

    At January 31, 1997, the International Equity Fund had the following outstanding forward foreign currency exchange contracts:

--------------------------------------------------------------------
   Foreign Currency        Value on                     Unrealized
    Sale Contracts      Settlement Date Current Value  Gain (Loss)
--------------------------------------------------------------------
Swiss Franc
   expiring 4/28/97       $39,343,000    $39,665,062   $  (322,062)

Deutsche Mark
   expiring 2/27/97        22,305,725     22,183,180       122,545

Hong Kong Dollar
   expiring 8/8/97         38,565,981     38,530,005        35,976

Japanese Yen
   expiring 4/24/97       122,316,352    119,792,909     2,523,443
--------------------------------------------------------------------
Total Foreign Currency
   Sale Contracts        $222,531,058   $220,171,156    $2,359,902
--------------------------------------------------------------------
--------------------------------------------------------------------
   Foreign Currency        Value on                     Unrealized
  Purchase Contracts    Settlement Date Current Value  Gain (Loss)
--------------------------------------------------------------------
Hong Kong Dollar
   expiring 2/3/97            $35,454        $35,454            $--
--------------------------------------------------------------------
Total Foreign Currency
    Purchase Contracts        $35,454        $35,454            $--
--------------------------------------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

    The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. At January 31, 1997, the Balanced and International Equity Fund's had sufficient cash and securities to cover any commitments under these contracts.

    The Balanced and International Equity Funds have recorded a "Receivable for forward foreign currency exchange contracts" and "Payable for forward foreign currency exchange contracts" resulting from open and closed but not settled forward foreign currency exchange contracts of $6,692 and $0, and $2,684,757 and $3,434,535, respectively, in the accompanying Statements of Assets and Liabilities. Included in these amounts for the International Equity Fund are $2,793 and $3,112,473, respectively, related to forward contracts closed but not settled as of January 31, 1997.

    For the year ended January 31, 1997, Goldman Sachs earned approximately $5,000, $78,000, $304,000, $36,000, $11,000 and $66,000 of brokerage commissions from portfolio transactions executed on behalf of the Balanced, Growth and Income, Capital Growth, Small Cap Equity, International Equity and Asia Growth Funds, respectively.

5.  Repurchase Agreements

During the term of a repurchase agreement, the value of the underlying securities, including accrued interest, is required to equal or exceed the value of the repurchase agreement. The underlying securities for all repurchase agreements are held in safekeeping at the Funds' custodian.



--------------------------------------------------------------------------------

Goldman Sachs Equity Portfolios, Inc.
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)

January 31, 1997


--------------------------------------------------------------------------------
6.  Joint Repurchase Agreement Account

The Funds, together with other registered investment companies having advisory agreements with GSAM or GSFM, transfer uninvested cash balances into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. The underlying securities for the repurchase agreements are U.S. Treasury and agency obligations. At January 31, 1997, the Balanced, Select Equity, Growth and Income, Capital Growth and Small Cap Equity Funds had undivided interests in the repurchase agreements in the following joint account which equaled $9,200,000, $3,600,000, $26,800,000, $18,300,000 and $16,600,000,
respectively, in principal amount. At January 31, 1997, the repurchase agreements held in this joint account, along with the corresponding underlying securities (including the type of security, market value, interest rate and maturity date) were as follows:

--------------------------------------------------------------------
Principal          Interest       Maturity                Amortized
Amount               Rate           Date                    Cost
--------------------------------------------------------------------
Bear Stearns Securities, Inc., dated 01/31/97, repurchase
   price $800,375,333 (GNMA: $26,604,837, 7.50%, 10/15/26;
   FNMA: $720,411,516, 5.50%-8.00%, 02/01/09-09/01/26;
   FHLMC: $77,372,676, 6.00%-8.00%, 04/01/98-07/01/26)
 $800,000,000        5.63%         02/03/97         $   800,000,000
Nomura Securities, Inc. dated 01/31/97, repurchase price
   $100,047,083 (GNMA: $102,007,864, 5.50%-10.25%
   01/15/20-01/20/27)
 100,000,000          5.65         02/03/97             100,000,000
Lehman Government Securities, dated 01/31/97, repurchase
   price $201,894,173 (U.S. Treasury Notes: $191,656,654,
   6.38%, 01/15/00-08/15/02; U.S. Treasury Stripped
   Securities: $14,095,535, 05/15/02-11/15/03)
 201,800,000         5.60          02/03/97             201,800,000

--------------------------------------------------------------------
 Total Joint Repurchase Agreement Account          $  1,101,800,000
--------------------------------------------------------------------

7.  Line of Credit Facility

The Funds participate in a $250,000,000 uncommitted, unsecured revolving line of credit facility. In addition, the Funds, except the Select Equity Fund, participate in a $50,000,000 committed, unsecured revolving line of credit facility. Both facilities are to be used solely for temporary or emergency purposes. Under the most restrictive arrangement, each Fund must own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on the borrowings is based on the Federal Funds rate. The committed facility also requires a fee to be paid based on the amount of the commitment which has not been utilized. During the year ended January 31, 1997, the Funds did not have any borrowings under these facilities.

8.  Transactions With Affiliated Companies

A Fund is considered to be invested in an affiliated company if that Fund owns greater than five percent of the outstanding voting securities of such company. Transactions during the year ended January 31, 1997 which are considered to be affiliates of Small Cap Equity are as follows (dollar amounts in thousands):

                 Purchases  Sales      Realized   Dividend   Market
Affiliate Name    at Cost  Proceeds   Gain/(Loss)  Income    Value
--------------------------------------------------------------------
American Safety
Razor              $   --   $5,751     $  289     $  --      $  --
--------------------------------------------------------------------
Alpine Lace
Brands, Inc.        7,790       --         --        --      2,341
--------------------------------------------------------------------
APS Holding
Corp.              10,305      654        290        --      7,869
--------------------------------------------------------------------
J. Baker, Inc.      1,591    1,349     (1,090)       60      7,565
--------------------------------------------------------------------
Black Box, Inc.        --   23,013     14,149        --         --
--------------------------------------------------------------------
Brookstone, Inc.       --    2,722       (758)       --      5,939
--------------------------------------------------------------------
Congoleum Corp.        --    2,323       (102)       --      3,156
--------------------------------------------------------------------
Hollinger
International
Corp.                  --   10,903     (1,311)      112         --
--------------------------------------------------------------------
International Post
Ltd.                   --    2,215     (3,933)       --      1,729
--------------------------------------------------------------------
Morningstar
Group Inc.             --   12,216      6,346        --         --
--------------------------------------------------------------------
Mortons
Restaurant
Group, Inc.            --    4,106      1,625        --      6,439
--------------------------------------------------------------------
Opinion Research
Corp.                  --       --         --        --      2,022
--------------------------------------------------------------------
Pegasus
Communications
Corp.               3,697       --         --        --      3,224
--------------------------------------------------------------------
Platinum
Entertainment
Corp.               3,354       --         --        --      2,675
--------------------------------------------------------------------

--------------------------------------------------------------------------------

9.  Other Matters

As of January 31, 1997, Goldman, Sachs & Co. Employees Profit Sharing and Retirement Income Plan was the beneficial owner of approximately 14% of the outstanding shares of the Select Equity Fund.

10.  Certain Reclassifications

In accordance with Statement of Position 93-2, the Balanced, Select Equity, Growth and Income, International Equity and Asia Growth Funds have reclassified $13,068, $9,549, $18,764, $302,042 and $31,712, respectively, from paid-in capital to accumulated undistributed net investment income. Additionally, the Small Cap Equity Fund has reclassified $1,532,848 from accumulated net realized gains on investments to accumulated net investment loss and $18,742 from paid-in capital to accumulated net investment loss. The Select Equity Fund reclassified $40,540 from accumulated net realized gains on investments to distributions in excess of net investment income. The International Equity Fund and the Asia Growth Fund have reclassified $205,942 and $338,857 from accumulated net realized foreign currency loss to distributions in excess of net investment income, respectively. The Asia Growth Fund also reclassified $377,435 from accumulated net realized gains on investments to distributions in excess of net investment income. These reclassifications have no impact on the net asset value of the Funds and are designed to present the Funds' capital accounts on a tax basis.

Goldman Sachs Equity Portfolios, Inc.
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)

January 31, 1997


--------------------------------------------------------------------------------

11.  Summary of Share Transactions

Share activity for the year ended January 31, 1997 is as follows:

                                    Balanced Fund           Select Equity Fund         Growth and Income Fund
------------------------------------------------------------------------------------------------------------------
                                     Shares       Dollars       Shares       Dollars       Shares       Dollars
                             -------------------------------------------------------------------------------------
Class A shares
Shares sold                       1,529,469   $27,172,279    3,862,697   $81,642,386     5,616,082  $121,074,992
Reinvestment of dividends
   and distributions                310,437     5,598,883      370,586     8,175,333     2,390,917   52,287,188
Shares repurchased                 (446,535)   (7,533,272)  (1,109,202)  (23,823,146)   (3,328,038) (72,163,062)
                             -------------------------------------------------------------------------------------
                                  1,393,371    25,237,890    3,124,081    65,994,573     4,678,961  101,199,118
                             -------------------------------------------------------------------------------------
Class B shares
Shares sold                         109,171     2,001,768      733,802    15,946,016       729,877   16,222,639
Reinvestment of dividends
   and distributions                  5,284        95,768       24,314       535,407        35,976      787,421
Shares repurchased                   (1,795)      (32,396)     (13,894)     (310,118)      (14,764)    (340,546)
                             -------------------------------------------------------------------------------------
                                    112,660     2,065,140      744,222    16,171,305       751,089   16,669,514
                             -------------------------------------------------------------------------------------
Institutional shares
Shares sold                              --            --    3,151,881    66,277,175         8,228      186,173
Reinvestment of dividends
   and distributions                     --            --      275,197     6,102,331            92        2,020
Shares repurchased                       --            --     (363,536)   (7,991,198)           --           --
                             -------------------------------------------------------------------------------------
                                         --            --    3,063,542    64,388,308         8,321      188,193
                             -------------------------------------------------------------------------------------
Service shares
Shares sold                              --            --      154,590     3,344,141       134,652    2,879,042
Reinvestment of dividends
   and distributions                     --            --        4,126        91,166        12,587      276,180
Shares repurchased                       --            --       (1,252)      (28,032)      (10,262)    (227,331)
                             -------------------------------------------------------------------------------------
                                         --            --      157,464     3,407,275       136,977    2,927,891
                             -------------------------------------------------------------------------------------

Net increase (decrease)  in
   shares                         1,506,031   $27,303,030    7,089,309  $149,961,461     5,575,348  $120,984,716
                             =====================================================================================
                              Capital Growth Fund
-------------------------------------------------------
                                  Shares       Dollars
                             --------------------------
Class A shares
Shares sold                     4,677,047  $73,029,007
Reinvestment of dividends
   and distributions            5,870,272   89,898,521
Shares repurchased            (14,635,348) (229,277,58)
                             ----------------------------
                               (4,088,029) (66,350,058)
                             ----------------------------
Class B shares
Shares sold                       188,331    2,979,890
Reinvestment of dividends
   and distributions               12,408      190,353
Shares repurchased                 (7,499)    (122,231)
                             ----------------------------
                                  193,240    3,048,012
                             ----------------------------
Institutional shares
Shares sold                            --           --
Reinvestment of dividends
   and distributions                   --           --
Shares repurchased                     --           --
                             ----------------------------

                             ----------------------------
Service shares
Shares sold                            --           --
Reinvestment of dividends
   and distributions                   --           --
Shares repurchased                     --           --
                             ----------------------------
                                       --           --
                             ----------------------------

Net increase (decrease) in
   shares                      (3,894,789) $(63,302,046)
                             ============================


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                              Small Cap Equity Fund    International Equity Fund        Asia Growth Fund
----------------------------------------------------------------------------------------------------------------
                                 Shares       Dollars        Shares      Dollars        Shares       Dollars
                            ------------------------------------------------------------------------------------
Class A shares
Shares sold                   2,508,268   $52,353,524    12,103,239  $230,847,197     7,588,351  $124,281,405
Reinvestment of dividends
   and distributions             475,255    9,732,097       241,377     4,749,851        11,669       184,607
Shares repurchased            (4,697,902) (94,933,279)   (3,820,157)  (72,226,935)   (3,945,614) (63,723,269)
                            ------------------------------------------------------------------------------------
                              (1,714,379) (32,847,658)    8,524,459   163,370,113     3,654,406    60,742,743
                            ------------------------------------------------------------------------------------
Class B shares
Shares sold                      173,849    3,765,689     1,000,064    19,327,085       210,879     3,433,876
Reinvestment of dividends
   and distributions               7,086      144,474         7,924       155,475           279         4,391
Shares repurchased                (4,391)     (91,616)      (10,181)     (198,263)       (4,771)      (76,391)
                            ------------------------------------------------------------------------------------
                                 176,544    3,818,547       997,807    19,284,297       206,387     3,361,876
                            ------------------------------------------------------------------------------------
Institutional shares
Shares sold                           --           --     3,657,119    70,627,799     1,041,822    16,733,545
Reinvestment of dividends
   and distributions                  --           --        28,973       572,219         2,040        32,281
Shares repurchased                    --           --      (161,923)   (3,153,741)     (228,363)   (3,651,351)
                            ------------------------------------------------------------------------------------
                                      --           --     3,524,169    68,046,277       815,499    13,114,475
                            ------------------------------------------------------------------------------------
Service shares
Shares sold                           --           --        34,686       673,880            --            --
Reinvestment of dividends
   and distributions                  --           --           200         3,947            --            --
Shares repurchased                    --           --           (56)       (1,098)           --            --
                            ------------------------------------------------------------------------------------
                                      --           --        34,830       676,729            --            --
                            ------------------------------------------------------------------------------------

Net increase (decrease) in
   shares                    (1,537,835)  $(29,029,111)  13,081,265  $251,377,416     4,676,292  $77,219,094
                           =====================================================================================

    Share activity for the year ended January 31, 1996 is as follows:

                                     Select Equity Fund
-------------------------------------------------------------
                                      Shares         Dollars
                                ------------- ---------------
Class A shares
Shares sold                        2,479,285     $44,569,920
Reinvestment of dividends and        161,481
   distributions                                   3,032,597
Shares repurchased                (2,578,247)    (45,692,944)
                                ------------- ---------------
                                      62,519       1,909,573
                                ------------- ---------------
Institutional shares
Shares sold                        3,220,915       57,579,398
Reinvestment of dividends and
   distributions                      97,993        1,847,978
Shares repurchased                   (30,492)        (567,188)
                                ------------- ----------------
                                   3,288,416      $58,860,188
                                ------------- ----------------
Net increase                       3,350,935      $60,769,761
                                ============= ================

--------------------------------------------------------------------------------

Goldman Sachs Equity Portfolios, Inc.
--------------------------------------------------------------------------
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

------------------------------------------------------------------------------------------------------------------------------
                                                          Income (loss) from                    Distributions to
                                                       investment operations/h/                   shareholders
                                                   -------------------------------  ------------------------------------------
                                                                    Net realized                     From
                                                                   and unrealized                net realized
                                      Net asset                    gain (loss) on     From          gain on      In excess
                                        value,          Net         investments,       net        investment       of net
                                      beginning      investment     options and     investment    and futures    investment
                                      of period        income         futures         income     transactions      income
                                     -----------------------------------------------------------------------------------------
                                                                             BALANCED FUND
------------------------------------------------------------------------------------------------------------------------------
For the Year Ended January 31,
------------------------------
1997 - Class A Shares................    $17.31         $0.66           $2.47         $(0.66)       $(1.00)           --
1997 - Class B Shares/b/.............     17.46          0.42            2.34          (0.42)        (1.00)          (0.07)
1996 - Class A Shares................     14.22          0.51            3.43          (0.50)        (0.35)           --

For the Period Ended January 31,
--------------------------------
1995 - Class A Shares/d/.............     14.18          0.10            0.02          (0.08)       --                --
                                                      Net asset
                                      Net increase      value,                      Portfolio        Average
                                         in net         end of        Total          turnover       commission
                                       asset value      period      return/a/          rate          rate/g/
                                     ---------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
For the Year Ended January 31,
------------------------------
1997 - Class A Shares................     $1.47         $18.78         18.59%         208.11/f/      $.0587
1997 - Class B Shares(b).............      1.27          18.73         16.22/c/       208.11/f/       .0587
1996 - Class A Shares................      3.09          17.31         28.10          197.10/f/         --

For the Period Ended January 31,
-------------------------------------
1995 - Class A Shares/d/.............      0.04          14.22          0.87/c/       14.71/c/          --
                                                                                               Ratio assuming no
                                                                                            voluntary waiver of fees
                                                                                             or expense limitations
                                                                                         -------------------------------
                                            Net            Ratio of       Ratio of net                    Ratio of net
                                         assets at           net           investment       Ratio of       investment
                                           end of        expenses to       income to      expenses to     income (loss)
                                           period        average net      average net       average        to average
                                         (in 000s)          assets           assets        net assets      net assets
                                     -----------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
For the Year Ended January 31,
------------------------------
1997 - Class A Shares................      $81,410          1.00%           3.76%            1.77%            2.99%
1997 - Class B Shares/b/.............        2,110          1.75/e/         2.59/e/          2.27/e/          2.07/e/
1996 - Class A Shares................       50,928          1.00            3.65             1.90             2.75

For the Period Ended January 31,
--------------------------------
1995 - Class A Shares/d/.............        7,510         1.00/e/         3.39/e/           8.29/e/         (3.90)/e/

--------------------------
/a/ Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
/b/ For the period from May 1, 1996 (commencement of operations) to January 31, 1997.
/c/  Not annualized.
/d/ For the period from October 12, 1994 (commencement of operations) to January 31, 1995.
/e/  Annualized.
/f/  Includes the effect of mortgage dollar roll transactions.
/g/ For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate on security transactions on which commissions are charged. This rate may vary due to various types of transactions and number of security trades executed.
/h/  Includes the balancing effect of calculating per share amounts.

--------------------------------------------------------------------------------
(The accompanying notes are an integral part of these financial statements.)

Goldman Sachs Equity Portfolios, Inc.
--------------------------------------------------------------------------------
Financial Highlights (continued)
Selected Data for a Share Outstanding Throughout Each Period

----------------------------------------------------------------------------------------------------------------------------

                                                               Income (loss) from                 Distributions to
                                                           investment operations/(h)/               shareholders
                                                           ==========================   ====================================
                                                                        Net realized                  From
                                                                      and unrealized              net realized
                                                 Net asset             gain (loss) on    From        gain on      In excess
                                                  value,      Net       investments,     net        investment     of net
                                                beginning  investment   options and   investment    and futures   investment
                                                 of period   income       futures       income     transactions    income
                                                 ============================================================================
                                                                                  SELECT EQUITY FUND
-----------------------------------------------------------------------------------------------------------------------------
For the Year Ended January 31,
==============================
1997 - Class A Shares ........................      19.66     $0.16        $4.46        $(0.16)        $(0.80)         --
1997 - Class B Shares/(f)/....................      20.44      0.04         3.70         (0.04)         (0.80)       (0.16)
1997 - Institutional Shares ..................      19.71      0.30         4.51         (0.28)         (0.80)         --
1997 - Service Shares/(f)/....................      21.02      0.13         3.15         (0.13)         (0.80)       (0.10)
1996 - Class A Shares ........................      14.61      0.19         5.43         (0.16)         (0.41)         --
1996 - Institutional Shares/(d)/..............      16.97      0.16         3.23         (0.24)         (0.41)         --
1995 - Class A Shares ........................      15.93      0.20        (0.38)        (0.20)         (0.94)         --
1994 - Class A Shares ........................      15.46      0.17         2.08         (0.17)         (1.61)         --
1993 - Class A Shares ........................      15.05      0.22         0.41         (0.22)            --          --

For the Period Ended January 31,
================================
1992 - Class A Shares/(e)/....................      14.17      0.11         0.88         (0.11)            --          --

------------------------------------------------------------------------------------------------------------

                                         Net        Net                                               Net
                                       increase    asset                                             assets
                                      (decrease)   value,                Portfolio     Average       end of
                                        in net     end of    Total        turnover    commission     period
                                      asset value  period   return/(a)/     rate       rate/(g)/    (in 000s)
                                      ======================================================================
                                                               SELECT EQUITY FUND
------------------------------------------------------------------------------------------------------------

For the Year Ended January 31,
===============================
1997 - Class A Shares ..............     $3.66     $23.32      23.75%         37.28%    $.0417       $225,968
1997 - Class B Shares/(f)/..........      2.74      23.18      18.59/(b)/     37.28      .0417         17,258
1997 - Institutional Shares ........      3.73      23.44      24.63          37.28      .0417        148,942
1997 - Service Shares/(f)/..........      2.25      23.27      15.92/(b)/     37.28      .0417          3,666
1996 - Class A Shares ..............      5.05      19.66      38.63          39.35        --         129,045
1996 - Institutional Shares/(d)/....      2.74      19.71      20.14/(b)/     39.35/(b)/   --          64,829
1995 - Class A Shares ..............     (1.32)     14.61      (1.10)         56.18        --          94,968
1994 - Class A Shares ..............      0.47      15.93      15.12          87.73        --          92,769
1993 - Class A Shares ..............      0.41      15.46       4.30         144.93        --         117,757

For the Period Ended January 31,
================================
1992 - Class A Shares/(e)/............    0.88      15.05       7.01/(b)/    135.02(c)     --         151,142

                                                                              Ratios assuming no
                                                                            voluntary waiver of fees
                                                                             or expense limitations
                                                                            -------------------------
                                                    Ratio of   Ratio of net              Ratio of net
                                                      net       investment   Ratio of     investment
                                                    expenses    income to   expenses to    income
                                                   to average  average net   average      to average
                                                     assets      assets     net assets    net assets
                                                   ==================================================
                                                                   SELECT EQUITY FUND
-----------------------------------------------------------------------------------------------------

For the Year Ended January 31,
==============================
1997 - Class A Shares ........................      1.29%       0.91%        1.53%         0.67%
1997 - Class B Shares/(f)/....................      1.83/(c)/   0.06/(c)/    2.00/(c)/    (0.11)/(c)/
1997 - Institutional Shares ..................      0.65        1.52         0.85          1.32
1997 - Service Shares/(f)/....................      1.15/(c)/   0.69/(c)/    1.35/(c)/     0.49/(c)/
1996 - Class A Shares ........................      1.25        1.01         1.55          0.71
1996 - Institutional Shares/(d)/..............      0.65/(c)/   1.49/(c)/    0.96/(c)/     1.18/(c)/
1995 - Class A Shares ........................      1.38        1.33         1.63          1.08
1994 - Class A Shares ........................      1.42        0.92         1.67          0.67
1993 - Class A Shares ........................      1.28        1.30         1.53          1.05

For the Period Ended January 31,
================================
1992 - Class A Shares/(e)/....................      1.57/(c)/   1.24/(c)/    1.82/(c)/     0.99/(c)/

--------------
/(a)/ Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
/(b)/ Not annualized.
/(c)/ Annualized.
/(d)/ For the period from June 15, 1995 (commencement of operations) to January
     31, 1996.
/(e)/ For the period from May 24, 1991 (commencement of operations) to January
     31, 1992.
/(f)/ For the period from May 1 and June 7, 1996 (commencement of operations) to
     January 31, 1997 for Class B and Service shares, respectively.
/(g)/ For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate on security transactions on which commissions are charged. This rate may vary due to various types of transactions and number of security trades executed.
/(h)/ Includes the balancing effect of calculating per share amounts.

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Equity Portfolios, Inc.
--------------------------------------------------------------------------------
Financial Highlights (continued)
Selected Data for a Share Outstanding Throughout Each Period


--------------------------------------------------------------------------------

                                                  Income (loss) from
                                                      investment
                                                    operations/(h)/         Distributions to shareholders
                                                ======================  =====================================
                                                               Net
                                                            realized
                                                              and                     From net
                                         Net                unrealized                realized
                                        asset              gain(loss)                   gain          In                       Net
                                       value,                  on                        on         excess                  Increase
                                      beginning    Net     investments   From net    investment     of net     Additional    in net
                                         of     investment    and       investment   and option    investment    paid-in     asset
                                       period    income     options       income    transactions    income       capital     value
                                     ===============================================================================================

                                                                         GROWTH AND INCOME FUND
------------------------------------------------------------------------------------------------------------------------------------

For the Year Ended January 31,
==============================
1997 - Class A Shares .............    $19.98     $0.35      $5.18       $(0.35)       $(1.97)     $ (0.01)      $  --      $3.20
1997 - Class B Shares/(f)/ ........     20.82      0.17       4.31        (0.17)        (1.97)       (0.06)         --       2.28
1997 - Institutional Shares/(f)/ ..     21.25      0.29       3.96        (0.30)        (1.97)       (0.04)         --       1.94
1997 - Service Shares/(f)/ ........     20.71      0.28       4.50        (0.28)        (1.97)       (0.07)         --       2.46
1996 - Class A Shares .............     15.80      0.33       4.75        (0.30)        (0.60)         --           --       4.18
1995 - Class A Shares .............     15.79      0.20/(b)/  0.30/(b)/   (0.20)        (0.33)       (0.07)       0.11/(b)/  0.01
For the Period Ended January 31,
==================================
1994 - Class A Shares/(c)/.........     14.18      0.15       1.68        (0.15)        (0.06)       (0.01)         --       1.61


                                                                                                 Ratio of      Ratio of
                                                                                      Net          net           net
                                        Net                                          assets      expenses     investment
                                       asset                                           at          to         income to
                                       value     Total     Portfolio    Average      end of      average       average
                                      end of     return    turnover    commission    period        net           net
                                      period     /(a)/       rate       rate/(g)/   (in 000s)     assets       assets
                                     ===================================================================================
                                                                   GROWTH AND INCOME FUND
------------------------------------------------------------------------------------------------------------------------

For the Year Ended January 31,
==============================
1997 - Class A Shares .............    $23.18     28.42%     53.03%      $.0586      $615,103     1.22%        1.60%
1997 - Class B Shares/(f)/ ........     23.10     22.23/(d)/ 53.03        .0586        17,346     1.93/(e)/    0.15/(e)/
1997 - Institutional Shares/(f)/ ..     23.19     20.77/(d)/ 53.03        .0586           193     0.82/(e)/    1.36/(e)/
1997 - Service Shares/(f)/ ........     23.17     23.87/(d)/ 53.03        .0586         3,174     1.32/(e)/    0.94/(e)/
1996 - Class A Shares .............     19.98     32.45      57.93        --          436,757     1.20         1.67
1995 - Class A Shares .............     15.80      3.97      71.80        --          193,772     1.25         1.28
For the Period Ended January 31,
==================================
1994 - Class A Shares/(c)/.........     15.79     13.08/(d)/102.23/(d)/   --           41,528     1.25/(e)/    1.23/(e)/



                                                   Ratios assuming no
                                                voluntary waiver of fees
                                                 or expense limitations
                                            =================================
                                                                 Ratio of
                                              Ratio of         net investment
                                              expenses          income (loss)
                                             to average          to average
                                             net assets          net assets
                                            =================================
                                                 GROWTH AND INCOME FUND
-----------------------------------------------------------------------------

For the Year Ended January 31,
==============================
1997 - Class A Shares .............            1.43%                1.39%
1997 - Class B Shares/(f/) ........            1.93/(e)/            0.15/(e)/
1997 - Institutional Shares/(f)/ ..            0.82/(e)/            1.36/(e)/
1997 - Service Shares/(f)/ ........            1.32/(e)/            0.94/(e)/
1996 - Class A Shares .............            1.45                 1.42
1995 - Class A Shares .............            1.58                 0.95
For the Period Ended January 31,
==================================
1994 - Class A Shares/(c)/.........            3.24/(e)/           (0.76)/(e)/

----------------------------------
/(a)/Assumes investment at the net asset v alue at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
/(b)/Calculated based on the average shares outstanding methodology.
/(c)/For the period from February 5, 1993 (commencement of operations) to
     January 31, 1994.
/(d)/Not annualized.
/(e)/Annualized.
/(f)/For the period from March 6, May 1 and June 3, 1996 (commencement of operations) to January 31, 1997 for Service, Class B and Institutional shares, respectively.
/(g)/For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate on security transactions on which commissions are charged. This rate may vary due to various types of transactions and number of security trades executed.
/(h)/Includes the balancing effect of calculating per share amounts.

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Equity Portfolios, Inc.
--------------------------------------------------------------------------------
Financial Highlights (continued)
Selected Data for a Share Outstanding Throughout Each Period


-----------------------------------------------------------------------------------------------------------------------------------
                                                              Income (loss) from
                                                           investment operations/(g)/         Distributions to shareholders
                                                         ===========================  =============================================
                                                                       Net realized
                                                                      and unrealized                   From net
                                              Net asset               gain (loss) on                 realized gain     In excess
                                               value,        Net       investments,    From net     on investments,      of net
                                              beginning   investment   options and    investment        options        investment
                                              of period     income       futures        income        and futures        income
                                            =======================================================================================
                                                                                 CAPITAL GROWTH FUND
-----------------------------------------------------------------------------------------------------------------------------------
For the Year Ended January 31,
==============================
1997 - Class A Shares....................       $14.91        $0.10        $3.56         $ (0.10)       $ (1.72)         $(0.02)
1997 - Class B Shares(b).................        15.67         0.01         2.81           (0.01)         (1.72)          (0.09)
1996 - Class A Shares....................        13.67         0.12         3.93           (0.12)         (2.69)             --
1995 - Class A Shares....................        15.96         0.03        (0.69)          (0.01)         (1.62)             --
1994 - Class A Shares....................        14.64         0.02         2.40           (0.01)         (1.07)          (0.02)
1993 - Class A Shares....................        13.65         0.06         2.28           (0.07)         (1.28)             --
1992 - Class A Shares....................        11.10         0.28         2.90           (0.31)         (0.32)             --

For the Period Ended January 31,
================================
1991 - Class A Shares/(c)/...............        11.34         0.34        (0.27)          (0.31)            --              --
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         Net
                                             Net increase     Net asset                                               assets at
                                              (decrease)        value,                  Portfolio       Average         end of
                                                in net          end of        Total     turnover       commission       period
                                              asset value       period      return/(a)/   rate          rate/(f)/     (in 000s)
                                            =======================================================================================

-----------------------------------------------------------------------------------------------------------------------------------
For the Year Ended January 31,
==============================
1997 - Class A Shares....................      $1.82            $16.73        25.97%       52.92%        $.0563           $920,646
1997 - Class B Shares(b).................       1.00             16.67        19.39/(d)/   52.92          .0563              3,221
1996 - Class A Shares....................       1.24             14.91        30.45        63.90           --              881,056
1995 - Class A Shares....................      (2.29)            13.67        (4.38)       38.36           --              862,105
1994 - Class A Shares....................       1.32             15.96        16.89        36.12           --              833,682
1993 - Class A Shares....................       0.99             14.64        18.01        58.93           --              665,976
1992 - Class A Shares....................       2.55             13.65        29.31        48.93           --              500,307

For the Period Ended January 31,
================================
1991 - Class A Shares(c).................      (0.24)            11.10         0.84/(d)/   35.63/(d)/      --              437,533
-------------------------------------------------------------------------------------------------------------
                                                                                        Ratios assuming no
                                                                                     voluntary waiver of fees
                                                                                   =============================

                                               Ratio of        Ratio of net                     Ratio of net
                                                  net           investment        Ratio of       investment
                                              expenses to    income (loss) to   expenses to    income (loss)
                                              average net        average          average        to average
                                                assets          net assets       net assets      net assets
                                            ====================================================================

----------------------------------------------------------------------------------------------------------------
For the Year Ended January 31,
==============================
1997 - Class A Shares....................        1.40%           0.62%           1.65%            0.37%
1997 - Class B Shares/(b)/.................      2.15/(e)/      (0.39)/(e)/      2.15/(e)/       (0.39)/(e)/
1996 - Class A Shares....................        1.36            0.65            1.61             0.40
1995 - Class A Shares....................        1.38            0.16            1.63            (0.09)
1994 - Class A Shares....................        1.38            0.13            1.63            (0.12)
1993 - Class A Shares....................        1.41            0.42            1.66             0.17
1992 - Class A Shares....................        1.53            2.09            1.78             1.84

For the Period Ended January 31,
--------------------------------
1991 - Class A Shares/(c)/...............        1.27/(d)/       3.24/(d)/       1.47/(d)/        3.04/(d)/

--------------------------

/(a)/Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
/(b)/For the period from May 1, 1996 (commencement of operations) to
     January 31, 1997.
/(c)/For the period from April 20, 1990 (commencement of operations) to January
     31, 1991.
/(d)/Not annualized.
/(e)/Annualized.
/(f)/For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate on security transactions on which commissions are charged. This rate may vary due to various types of transactions and number of security trades executed.
/(g)/Includes the balancing effect of calculating per share amounts.

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Equity Portfolios, Inc.
--------------------------------------------------------------------------------
Financial Highlights (continued)
Selected Data for a Share Outstanding Throughout Each Period



--------------------------------------------------------------------------------


                                                   Income (loss) from                     Distributions to
                                                investment  operations/(g)/                  shareholders
                                                ===========================   =======================================
                                                                                            From          In excess
                                                                                             net              of
                                                             Net realized                  realized        realized        Net
                                                            and unrealized                 gain on         gains on      increase
                                     Net asset      Net     gain (loss) on     From       investment,     investment    (decrease)
                                       value,    investment  investments,       net       option and      option and      in net
                                     beginning     income    options and     investment    futures         futures        asset
                                     of period     (loss)      futures         income    transactions    transactions     value
                                     ==============================================================================================

                                                      SMALL CAP EQUITY FUND
-----------------------------------------------------------------------------------------------------------------------------------

For the Year Ended January 31,
===================================
1997 - Class A Shares .............  $17.29        $(0.21)      $4.92        $   -        $(1.09)        $   -            $3.62
1997 - Class B Shares/(b)/.........   20.79         (0.11)       1.21            -         (1.09)            -             0.01
1996 - Class A Shares .............   16.14         (0.23)       1.39            -         (0.01)            -             1.15
1995 - Class A Shares .............   20.67         (0.07)      (3.53)           -         (0.69)          (0.24)         (4.53)
1994 - Class A Shares .............   16.68         (0.04)       5.03            -         (1.00)            -             3.99

For the Period Ended January 31,
===================================
1993 - Class A Shares/(c)/.........   14.18          0.03        2.50          (0.03)        -               -             2.50

----------------------------------------------------------------------------------------------------
                                   Net asset                                           Net assets
                                     value,                   Portfolio    Average      at end of
                                     end of      Total        turnover    commission     period
                                     period    return/(a)/      rate       rate/(f)/    (in 000s)
                                   ================================================================

                                                        SMALL CAP EQUITY FUND
---------------------------------------------------------------------------------------------------

For the Year Ended January 31,
===================================
1997 - Class A Shares .............  $20.91     27.28%          99.46%       $.0461       $212,061

1997 - Class B Shares/(b)/.........   20.80     5.39/(d)/       99.46         .0461          3,674
1996 - Class A Shares .............   17.29     7.20            57.58           -          204,994
1995 - Class A Shares .............   16.14   (17.53)           43.67           -          319,487
1994 - Class A Shares .............   20.67    30.13            56.81           -          261,074

For the Period Ended January 31,
===================================
1993 - Class A Shares/(c)/.........   16.68    17.86/(d)/        7.12/( e)/     -           59,339

---------------------------------------------------------------------------------------------
                                                                      Ratios assuming no
                                                                   voluntary waiver of fees
                                                    Ratio of      ===========================
                                      Ratio of        net                        Ratio of
                                         net       investment      Ratio of         net
                                       expenses      income        expenses      investment
                                      to average     (loss) to    to average      loss to
                                         net       average net       net        average net
                                       assets        assets         assets        assets
                                      =======================================================

                                                    SMALL CAP EQUITY FUND
---------------------------------------------------------------------------------------------
For the Year Ended January 31,
===================================
1997 - Class A Shares .............     1.60%         (0.72)%        1.85%        (0.97)%
1997 - Class B Shares/(b)/.........     2.35/(e)/     (1.63)/(e)/    2.35/(e)/    (1.63)/(e)/
1996 - Class A Shares .............     1.41          (0.59)         1.66         (0.84)
1995 - Class A Shares .............     1.53          (0.53)         1.78         (0.78)
1994 - Class A Shares .............     1.60          (0.45)         1.85         (0.70)

For the Period Ended January 31,
===================================
1993 - Class A Shares/(c)/.........     1.65/(e)/      0.62/(e)/     2.70/(e)/    (0.43)/(e)/

------------------

/(a)/Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
/(b)/For the period from May 1, 1996 (commencement of operations) to January 31,
     1997.
/(c)/For the period from October 22, 1992 (commencement of operations) to
     January 31, 1993.
/(d)/Not annualized.
/(e)/Annualized.
/(f)/For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate on security transactions on which commissions are charged. This rate may vary due to various types of transactions and number of security trades executed.
/(g)/Includes the balancing effect of calculating per share amounts.


--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Equity Portfolios, Inc.
--------------------------------------------------------------------------------
Financial Highlights (continued)
Selected Data for a Share Outstanding Throughout Each Period


--------------------------------------------------------------------------------

                                                                Income (loss) from                           Distributions
                                                             investment operations/(g)/                     to shareholders
                                                  ================================================= ==============================
                                                                        Net          Net realized                       From net
                                                                     realized       and unrealized                      realized
                                                                  and unrealized      gain (loss)                        gain on
                                      Net asset                   gain (loss) on      on foreign       From            investment,
                                       value,          Net         investments,        currency         net            option and
                                      beginning    investment         options          related      investment           futures
                                      of period   income (loss)     and futures      transactions     income          transactions
                                      ============================================================================================
                                                                       INTERNATIONAL EQUITY FUND
----------------------------------------------------------------------------------------------------------------------------------
For the Year Ended January 31,
=====================================
1997 - Class A Shares...............    $17.20        $0.10             $3.51            $(1.28)        $  --             $(0.21)
1997 - Class B Shares/(e)/..........     18.91        (0.06)             0.94             (0.34)           --              (0.21)
1997 - Institutional Shares/(e)/....     17.45         0.04              3.39             (1.24)         (0.03)            (0.21)
1997 - Service Shares/(e)/..........     17.70        (0.02)             2.95             (1.08)           --              (0.21)
1996 - Class A Shares ..............     14.52         0.13              2.58              1.42          (0.58)            (0.87)
1995 - Class A Shares...............     18.10         0.06             (3.04)            (0.01)           --              (0.59)
1994 - Class A Shares...............     14.35         0.05              4.08             (0.38)           --                --

For the Period Ended January 31,
=====================================
1993 - Class A Shares/(b)/..........     14.18        (0.01)             0.29             (0.11)           --                --

---------------------------------------------------------------------------------------------------------------------------
                                              Net
                                           increase      Net asset
                                          (decrease)      value,                   Portfolio    Average    Net assets at
                                         in net asset     end of         Total     turnover   commission   end of period
                                             value        period      return/(a)/    rate       rate/(f)/    (in 000s)
                                         ==================================================================================

---------------------------------------------------------------------------------------------------------------------------
For the Year Ended January 31,
========================================
1997 - Class A Shares...................  $  2.12         $19.32       13.48%        38.01%       $.0318       $536,283
1997 - Class B Shares/(e)/..............     0.33          19.24        2.83/(c)/    38.01         .0318         19,198
1997 - Institutional Shares/(e)/........     1.95          19.40       12.53/(c)/    38.01         .0318         68,374
1997 - Service Shares/(e)/..............     1.64          19.34       10.42/(c)/    38.01         .0318            674
1996 - Class A Shares ..................     2.68          17.20       28.68         68.48          --          330,860
1995 - Class A Shares...................    (3.58)         14.52      (16.65)        84.54          --          275,086
1994 - Class A Shares...................     3.75          18.10       26.13         60.04          --          269,091

For the Period Ended January 31,
========================================
1993 - Class A Shares/(b)/..............     0.17          14.35        1.23/(c)/     0.00          --           66,063

-----------------------------------------------------------------------------------------------------
                                                                            Ratios assuming no
                                                                       voluntary waiver of fees or
                                                                           expense limitations
                                                                      ===============================

                                                         Ratio of net                   Ratio of
                                            Ratio of      investment                 net investment
                                              net           income       Ratio of        income
                                          expenses to     (loss) to      expenses        (loss)
                                          average net    average net    to average     to average
                                             assets         assets      net assets     net assets
                                        =============================================================

-----------------------------------------------------------------------------------------------------
For the Year Ended January 31,
========================================
1997 - Class A Shares...................     1.69%        (0.07)%          1.88%         (0.26)%
1997 - Class B Shares/(e)/..............     2.23/(d)/    (0.97)/(d)/      2.38/(d)/     (1.12)/(d)/
1997 - Institutional Shares/(e)/........     1.10/(d)/     0.43/(d)/       1.25/(d)/      0.28/(d)/
1997 - Service Shares/(e)/..............     1.60/(d)/    (0.40)/(d)/      1.75/(d)/     (0.55)/(d)/
1996 - Class A Shares ..................     1.52          0.26            1.77           0.01
1995 - Class A Shares...................     1.73          0.40            1.98           0.15
1994 - Class A Shares...................     1.76          0.51            2.01           0.26

For the Period Ended January 31,
========================================
1993 - Class A Shares/(b)/..............     1.80/(d)/    (0.42)/(d)/      2.58/(d)/     (1.20)/(d)/

--------------------------
/(a)/Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
/(b)/For the period from December 1, 1992 (commencement of operations) to
     January 31, 1993.
/(c)/Not annualized.
/(d)/Annualized.
/(e)/For the period from February 7, March 6 and May 1, 1996 (commencement of operations) to January 31, 1997 for Institutional, Service and Class B shares, respectively.
/(f)/For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate on security transactions on which commissions are charged. This rate may vary due to various types of transactions and number of security trades executed.
/(g)/Includes the balancing effect of calculating per share amounts.

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Equity Portfolios, Inc.
--------------------------------------------------------------------------------
Financial Highlights (continued)
Selected Data for a Share Outstanding Throughout Each Period

----------------------------------------------------------------------------------------------------------------------------------
                                                                    Income (loss)                        Distributions to
                                                            from investment operations /(g)/               shareholders
                                                      --------------------------------------------- ------------------------------
                                                                                           Net
                                                                                      realized and
                                                                                       unrealized
                                              Net                        Net             gain on
                                             asset         Net       realized and        foreign
                                            value,     investment     unrealized        currency     From net        In excess
                                           beginning     income     gain(loss) on        related    investment   of net investment
                                           of period     (loss)      investments      transactions    income           income
                                          ----------------------------------------------------------------------------------------

                                                                           ASIA GROWTH FUND
----------------------------------------------------------------------------------------------------------------------------------

For the Year Ended January 31,
------------------------------
1997 - Class A Shares.....................   $16.49       $ 0.06         $(0.11)         $(0.12)        $(0.01)      $ --
1997 - Class B Shares/(e)/................    17.31        (0.05)         (0.48)          (0.51)          --          (0.03)
1997 - Institutional Shares/(e)/..........    16.61         0.04          (0.11)          (0.11)         (0.04)       (0.06)
1996 - Class A Shares.....................    13.31         0.17           3.44           (0.12)         (0.17)       (0.14)

For the Period Ended January 31,
--------------------------------
1995 - Class A Shares/(b)/................    14.18         0.11          (0.89)           0.01          (0.10)        --


------------------------------------------------------------------------------------------------------------------------------
                                             Net
                                           increase       Net
                                          (decrease)     asset
                                            in net       value,                  Portfolio      Average      Net assets at
                                            asset        end of       Total      turnover      commission    end of period
                                            value        period    return/(a)/     rate         rate/(f)/        (000s)
                                          ------------------------------------------------------------------------------------

                                                                           ASIA GROWTH FUND
------------------------------------------------------------------------------------------------------------------------------

For the Year Ended January 31,
------------------------------
1997 - Class A Shares.....................  $(0.18)      $16.31     (1.01)%        48.40%       $.0151           $263,014
1997 - Class B Shares/(e)/................   (1.07)       16.24     (6.02)/(c)/    48.40         .0151              3,354
1997 - Institutional Shares/(e)/..........   (0.28)       16.33     (1.09)/(c)/    48.40         .0151             13,322
1996 - Class A Shares.....................    3.18        16.49     26.49          88.80          --              205,539

For the Period Ended January 31,
--------------------------------
1995 - Class A Shares/(b)/................   (0.87)       13.31     (5.46)/(c)/    36.08/(c)/     --              124,298


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                          Ratios assuming no
                                                                                                       voluntary waiver of fees
                                                                                                         or expense limitations
                                                                                                      ------------------------------
                                                                             Ratio          Ratio                       Ratio
                                                                            of net          of net      Ratio of        of net
                                                                          expenses to     investment    expenses      investment
                                                        Net assets at       average      income(loss)  to average    income(loss)
                                                        end of period         net         to average       net        to average
                                                            (000s)          assets        net assets     assets       net assets
                                                     -------------------------------------------------------------------------------

                                                         ASIA GROWTH FUND
------------------------------------------------------------------------------------------------------------------------------------

For the Year Ended January 31,
------------------------------
1997 - Class A Shares................................       $263,014         1.67%          0.20%          1.87%          0.00%
1997 - Class B Shares/(e)/...........................          3,354         2.21/(d)/     (0.56)/(d)/     2.37/(d)/     (0.72)/(d)/
1997 - Institutional Shares/(e)/.....................         13,322         1.10/(d)/      0.54/(d)/      1.26/(d)/      0.38/(d)/
1996 - Class A Shares................................        205,539         1.77           1.05           2.02           0.80

For the Period Ended January 31,
--------------------------------

1995 - Class A Shares/(b)/...........................        124,298         1.90/(d)/      1.83/(d)/      2.38/(d)/      1.35/(d)/

--------------------------

(a) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
(b) For the period from July 8, 1994 (commencement of operations) to January 31, 1995.
(c) Not annualized.
(d) Annualized.
(e) For the period from February 2 and May 1, 1996 (commencement of operations) to January 31, 1997 for Institutional and Class B shares, respectively.
(f) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate on security transactions on which commissions are charged. This rate may vary due to various types of transactions and number of security trades executed.
(g)  Includes the balancing effect of calculating per share amounts.


--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
Report of Independent Public Accountants


--------------------------------------------------------------------------------
To the Shareholders and Board of Directors of the Goldman Sachs Equity Portfolios, Inc.:

   We have audited the accompanying statements of assets and liabilities of the Goldman Sachs Equity Portfolios, Inc. (a Maryland Corporation), comprising the Balanced Fund, Select Equity Fund, Growth and Income Fund, Capital Growth Fund, Small Cap Equity Fund, International Equity Fund and Asia Growth Fund, including the statements of investments, as of January 31, 1997 and the related statements of operations, the statements of changes in net assets and the financial highlights for each of the periods presented. These financial statements and the financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting Goldman Sachs Equity Portfolios, Inc. as of January 31, 1997 the results of their operations and the changes in their net assets and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.

                                    ARTHUR ANDERSEN LLP

Boston, Massachusetts
March 15, 1997

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



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                     [This Page Intentionally Left Blank]









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                                      82

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------







--------------------------------------------------------------------------------
This Annual Report is authorized for distribution to prospective investors only when preceded or accompanied by a Goldman Sachs Equity Portfolios, Inc. Prospectus which contains facts concerning the Fund's objectives and policies, management, expenses and other information.
--------------------------------------------------------------------------------

Goldman Sachs
One New York Plaza
New York, NY 10004

Directors
Ashok N. Bakhru, Chairman
David B. Ford
Douglas C. Grip
Alan A. Shuch
Jackson W. Smart, Jr.
William H. Springer
Richard P. Strubel

Officers
Douglas C. Grip, President
John W. Mosior, Vice President
Nancy L. Mucker, Vice President
Pauline Taylor, Vice President
Scott M. Gilman, Treasurer
John M. Perlowski, Assistant Treasurer
Michael J. Richman, Secretary
Howard B. Surloff, Assistant Secretary

Goldman Sachs
Investment Adviser, Administrator,
Distributor and Transfer Agent

The Goldman Sachs
Equity Portfolios

-------------------

Annual Report
January 31, 1997

Goldman Sachs Balanced Fund
Goldman Sachs Select Equity Fund
Goldman Sachs Growth and Income Fund
Goldman Sachs Capital Growth Fund
Goldman Sachs Small Cap Equity Fund
Goldman Sachs International Equity Fund
Goldman Sachs Asia Growth Fund

[LOGO OF GOLDMAN SACHS APPEARS HERE]

Letter to Shareholders
--------------------------------------------------------------------------------
GOLDMAN SACHS MID-CAP EQUITY FUND
--------------------------------------------------------------------------------

DEAR SHAREHOLDERS:

  We are pleased to have the opportunity to discuss the performance and holdings of the Goldman Sachs Mid-Cap Equity Fund for the 12 months ended January 31, 1997. The U.S. equity market rewarded investors with excellent returns once again in 1996, with the Goldman Sachs Mid-Cap Equity Fund outperforming its benchmark by a wide margin during the period under review. To help put the fund's performance in perspective, we will also provide a brief overview of the economic and investment environment.

OBJECTIVE AND INVESTMENT APPROACH

  The Goldman Sachs Mid-Cap Equity Fund seeks long-term capital growth primarily by investing at least 65% of its total assets in equities with market capitalizations of between $500 million and $7 billion at the time of investment. However, the fund currently intends to emphasize investments in companies with market capitalizations of under $5 billion at the time of investment. The fund is managed with a value style, which means we focus on companies whose stocks we believe are inexpensive relative to their expected long-term earnings growth and their asset value. Investments may include well-known companies that are temporarily out of favor due to cyclical economic conditions or are experiencing near-term difficulties the portfolio managers judge to be temporary in nature. In-depth fundamental research of a company's financial structure, its competitive position in the market and its management's commitment to increasing shareholder value are all critical parts of the fund's investment approach. Though we are not sector investors, we closely monitor the fund's sector and industry exposures compared with the benchmark in an effort to avoid unintentional over- or underweightings.

MID-CAPS PERFORMED WELL, BUT LAGGED LARGE-CAPS

  The U.S. stock market surged to record levels during the period under review, rising an impressive 26.3% (as measured by the Standard & Poor's 500 stock index). After a run-up from January through mid-February, market volatility notably increased, as investor sentiment vacillated between two contradictory concerns. With some economic news, investors feared that the economy was growing too quickly, making higher inflation a possibility, while other news caused them to worry that the economy was slowing, putting earnings at risk. In May, investors briefly overcame their fears and sent the market higher, but their concerns quickly reemerged and caused the market to settle into another choppy trading range that culminated in a sharp sell-off in July. However, stock prices rebounded throughout the second half of the period, as investors became more confident that the environment of low inflation, moderate economic growth and healthy corporate earnings would persist. Though small-cap stocks led the market during the first half of the year, the post-July rally was dominated by a handful of large-cap, growth companies.

  During the period, the mid-cap sector of the stock market recorded a total return of 20.9% (as measured by the Russell Midcap index), lagging its larger peers but slightly outperforming small-cap stocks, which rose 19.0% (as measured by the Russell 2000 index). The divergence between the performance of the different stock capitalizations was primarily a reflection of investors "flight to quality" in the uncertain market, with investors favoring large-cap growth companies that were highly liquid.

Letter to Shareholders
--------------------------------------------------------------------------------
GOLDMAN SACHS MID-CAP EQUITY FUND (cont'd)
--------------------------------------------------------------------------------

ECONOMIC GROWTH REBOUNDED AFTER A WEAK START, THEN MODERATED

  When the period began, lackluster consumer spending, harsh winter weather and the General Motors strike restrained economic growth. Despite these adverse conditions, the economy advanced faster than expected, with first-quarter real GDP growth reported at 2.0% (annualized). Momentum accelerated even more dramatically during the second quarter, as industrial activity, automobile sales and home sales all showed significant improvement. As a result, second-quarter GDP rose a robust 4.7% (annualized), its highest rate in two years.

  The economy's torrid growth cooled markedly during the third quarter, with annualized real GDP slowing to 2.1%, largely due to lackluster consumer spending and a widening U.S. trade deficit. This slowdown proved to be temporary, however, as a wide range of economic reports pointed toward renewed strength from October through December. Fourth-quarter real GDP growth was revised to 3.9% (annualized), reflecting a narrowing trade deficit, rising consumer spending and accelerating manufacturing activity. In January 1997, the economic data suggested that the economy's advance was continuing. Despite firm growth, underlying inflation remained surprisingly mild. For all of 1996, consumer prices rose only 2.9%.

  The U.S. Federal Reserve cut the Federal funds rate by 25 basis points in January 1996, just prior to the start of the period. Though stronger than expected growth shifted investor expectations from further Federal Reserve interest rate cuts to potential tightening, the Fed then left rates unchanged. As of January 31, 1997, the Federal funds rate remained at 5.25%.

PERFORMANCE REVIEW: STRONG OUTPERFORMANCE, LED BY OUR TECHNOLOGY, FINANCIAL AND ENERGY STOCKS

  For the 12-month period ended January 31, 1997, the Goldman Sachs Mid-Cap Equity Fund had a total return of 25.63% based on net asset value, significantly outperforming the 20.90% total return of the fund's benchmark, the Russell Midcap Index. We are also pleased to note that the fund fared very well compared with its peers. For the 12-month period ended January 31, 1997, the fund ranked within the top 20% of the Lipper mid-cap fund category (30th of 157), according to Lipper Analytical Services, Inc. (Please note that Lipper rankings do not take sales charges into account and that past performance is not a guarantee of future results.)

  The fund's strong results came primarily during the second half of the period, and can be attributed to successful stock selection. The best performing stocks came from a wide range of sectors, with technology, financial and energy-related investments performing particularly well. In addition, the fund benefited from several of its positions in consumer nondurables, a sector that had been underweighted early in the period and subsequently increased.

  The fund's top performers included a number of manufacturers of computer-related components. For example, we took advantage of the slump in technology stocks in early 1996 by establishing a position in TERADYNE, INC., a manufacturer of semiconductor testing equipment, at an extremely inexpensive price. The stock then rebounded much faster than we anticipated in advance of the turnaround of the semiconductor cycle. Other successful holdings in the sector were the best performing initial public offering of 1996, CYMER, INC., a producer of excimer lasers used to etch semiconductors, and SEAGATE TECHNOLOGY, INC., the world's largest independent disk-drive maker. Seagate Technology spent much of the past year

Letter to Shareholders
--------------------------------------------------------------------------------
GOLDMAN SACHS MID-CAP EQUITY FUND (cont'd)
--------------------------------------------------------------------------------

integrating its acquisition of Conner Peripherals, Inc., which gave it a dominant market share and made it the most vertically integrated hard disk-drive manufacturer. By the end of the period, we sold the fund's position in Cymer and reduced Teradyne and Seagate Technology as they appreciated and became less undervalued.

  In the financial sector, several of our bank and insurance holdings performed extremely well. Bank stocks included GREENPOINT FINANCIAL CORP., which reported strong demand for its "no-documentation" and "low-documentation" mortgages; REPUBLIC BANK OF NEW YORK CORP., which achieved an earnings improvement due to better than expected revenues and non-interest expense control; and STANDARD FED BANCORPORATION, a Michigan-based thrift that is in the process of being acquired, which we sold after it reached our target price. In the insurance industry, OLD REPUBLIC INTERNATIONAL CORP. enhanced shareholder value in a slow premium growth environment by improving its capital management, which included a stock buyback program; USLIFE CORP. surged amid takeover speculation, and ALLMERICA FINANCIAL CORP. announced a restructuring that would combine its four units.

  The fund also benefited from several of its energy and consumer nondurable investments. TOSCO CORP., an oil refiner and distributor, continued to consolidate its market position through an ambitious acquisition strategy, and LONG ISLAND LIGHTING CO., a New York-based utility, agreed to be acquired by Brooklyn Union Gas Co. at a very attractive price. In the consumer nondurable sector, SUNBEAM CORP., a leading consumer products company, surged due to the aggressive restructuring program initiated by its new CEO; and FRUIT OF THE LOOM, INC. performed well due to increased investor recognition of its ability to improve future cash flow.

DIFFICULT INDUSTRY CONDITIONS IMPACTED SEVERAL HOLDINGS

  Fund holdings that did not fulfill our expectations included several companies that were affected by difficult industry conditions. These included GEON CORP., VISHAY INTERTECHNOLOGY, INC. and STONE CONTAINER CORP., which all suffered when their respective businesses -- chemicals, electronic capacitors, and pulp and paper products -- came under pressure due to increased competition and overcapacity. Another disappointment was CENTRAL MAINE POWER CO., which was impacted by continuing uncertainty in the regulatory environment for electric utilities. We believe that the market has overreacted to the short-term problems facing these companies and the fund continued to hold them as of the end of the period.

NEW INVESTMENTS ADDED DIVERSIFICATION

  After many holdings performed extremely well and were sold upon reaching our price targets, we initiated several new investments that we determined were very undervalued. These included two stocks that were among the fund's 10 largest positions as of the end of the period under review: INTERNATIONAL MULTIFOODS CORP. and UNICOM CORP. International Multifoods Corp., a distributor of specialty foods, has a relatively low valuation, a high degree of operating leverage and new management that is expected to improve profitability, particularly in its vending distribution business. Unicom Corp., an electric utility that operates 12 nuclear units at six sites, generates excess capital and, unlike many other electric utilities, has no utility power purchase problems. We established a position after its stock price declined due to a mandated increase in spending on operations and maintenance, an issue that management believes will not impair the company's long-term prospects.

  We established a major position in PERRIGO CO., the largest manufacturer of store-brand health and

Letter to Shareholders
--------------------------------------------------------------------------------
GOLDMAN SACHS MID-CAP EQUITY FUND (cont'd)
--------------------------------------------------------------------------------

beauty aids, over-the-counter pharmaceuticals and nutritional products. We expect Perrigo to benefit from stricter cost controls as well as its "over-the-counter switch" business, where it produces drugs that are equivalent to brand-name products after the original drug patents expire. These products are a significant new source of revenues because they command higher margins and have higher unit growth. Another new position was IMATION CORP., a spin-off of 3M Co., which manufactures products for data storage, printing and publishing, medical imaging and photography. Imation has a strong balance sheet and is using the cash flow generated by its older businesses to develop new products such as high-capacity disks.

  We significantly increased the fund's existing position in THIOKOL CORP., a defense/aerospace company that has a debt-free balance sheet, trades at a very low earnings multiple and is reducing its dependence on the federal government. As part of this strategy, Thiokol formed a joint venture to manufacture components for commercial aircraft, which will enable it to benefit from an expected upturn in the aircraft cycle.


                                 TOP 10 EQUITY HOLDINGS AS OF JANUARY 31, 1997

COMPANY                                    LINE OF BUSINESS             PERCENTAGE OF TOTAL NET ASSETS
Thiokol Corp.                      Defense/Aerospace                                             3.0%
Shopko Stores, Inc.                Discount Retailer                                             2.5%
Goodyear Tire & Rubber Co.         Tire and Rubber Products                                      2.5%
Republic Bank of New York Corp.    Bank                                                          2.5%
Long Island Lighting Co.           Electric Utilities                                            2.5%
International Multi-foods Corp.    Food Distributor                                              2.4%
Avnet, Inc.                        Electronic Components Distributor                             2.4%
USLife Corporation                 Insurance                                                     2.4%
Unicom Corp.                       Utility                                                       2.4%
Owens-Illinois, Inc.               Packaging                                                     2.4%

OUTLOOK
  As of this writing, we believe the stock market, in general, is somewhat overvalued. Though we still expect the market to achieve positive results in 1997, its returns are unlikely to match the strong returns of 1995 or 1996. Despite the expensive market, the fund's current holdings are attractively valued and we expect them to continue to perform well. We intend to continue to utilize extensive fundamental research to identify attractive, undervalued stocks with solid long-term prospects.


Sincerely,

/s/ Eileen A. Aptman
Eileen A. Aptman
Portfolio Manager


/s/ Ronald E. Gutfleish
Ronald E. Gutfleish
Portfolio Manager

U.S. Active Equity Value
March 3, 1997

Letter to Shareholders
--------------------------------------------------------------------------------
GOLDMAN SACHS MID-CAP EQUITY FUND
--------------------------------------------------------------------------------

The following graph shows the value, as of January 31, 1997, of a $1,000,000 investment made on the inception date of the Fund. For comparative purposes, the performance of the Fund's benchmark (the Russell Midcap Index ("Russell Midcap")) is shown for the appropriate time periods. All performance data shown represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor's shares, when redeemed, to be worth more or less than their original cost.


                            (dollars in thousands)


                          [LINE GRAPH APPEARS HERE]


                              GS MIDCAP    RUSSELL MIDCAP

             8/1/95             $1,000         $1,000
            1/31/96             $1,069         $1,094
            1/31/97             $1,344         $1,523





                  Average Annual Total Return
              -----------------------------------
                      One Year      Since Inception
                                          (a)
              -----------------------------------
Institutional            25.63%          21.65%
 Shares



(a)  Institutional shares commenced operations on August 1, 1995.

Goldman Sachs Mid-Cap Equity Fund
--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS
January 31, 1997

Shares                     Description              Value
-------------------------------------------------------------
Common Stocks--96.5%
Airlines--2.0%
102,400           Continental Airlines,           $ 2,867,200
                  Inc.*
-------------------------------------------------------------
APPLIANCE MANUFACTURER--1.8%
95,300            Sunbeam Corp., Inc.               2,644,575
-------------------------------------------------------------
AUTO--ORIGINAL EQUIPMENT MANUFACTURER--0.7%
48,500            Exide Corp.                       1,091,250
-------------------------------------------------------------
BANKS--4.1%
27,600            Greenpoint Financial Corp.        1,504,200
40,700            Republic Bank of New York         3,607,038
                  Corp.
14,800            Unionbancal Corp.                   791,800
                                                    5,903,038
-------------------------------------------------------------
CHEMICALS--COMMODITY--1.2%
94,600            Geon Co.                          1,773,750
-------------------------------------------------------------
COMPUTERS AND PERIPHERALS--3.2%
124,300           Decisionone Corp.                 2,175,250
48,000            Seagate Technology, Inc.*         2,472,000
                                                    4,647,250
-------------------------------------------------------------
CONSUMER STAPLES--1.8%
56,135            Block Drug Company, Inc.          2,638,345
-------------------------------------------------------------
DEFENSE--3.0%
76,600            Thiokol Corp.                     4,289,600
DEPARTMENT STORES--2.5%
228,000           Shopko Stores, Inc.               3,619,500
-------------------------------------------------------------
ELECTRIC UTILITIES--8.6%
242,100           Central Maine Power Co.           2,693,362
38,500            CMS Energy Corp.                  1,289,750
158,100           Long Island Lighting Co.          3,596,775
147,500           Niagara Mohawk Power              1,493,437
                  Corp.*
145,900           Unicom Corp.                      3,446,888
                                                   12,520,212
-------------------------------------------------------------
FOOD--4.1%
161,900           Chiquita Brands                   2,367,788
                  International, Inc.
197,000           International Multifoods          3,546,000
                  Corp.
                                                    5,913,788
-------------------------------------------------------------
FOREST PRODUCTS--2.7%
31,000            Georgia-Pacific Corp.             2,282,375
130,000           Stone Container Corp.             1,755,000
                                                    4,037,375
-------------------------------------------------------------
HEALTHCARE MANAGEMENT--4.8%
57,800            Health Systems                    1,495,575
                  International, Inc.*
104,900           Horizon CMS Healthcare            1,442,375
                  Corp.
126,400           Tenet Healthcare Corp.*           3,412,800
33,000            Trigon Healthcare Inc.              585,750
                                                    6,936,500
-------------------------------------------------------------
HOME BUILDERS--3.1%
46,000            Centex Corp.                      1,794,000
104,600           Lennar Corp.                      2,784,975
                                                    4,578,975
-------------------------------------------------------------
INSURANCE--LIFE--3.8%
36,900            Reliastar Financial Corp.         2,047,950
84,700            US Life Corp.                     3,472,700
                                                    5,520,650
-------------------------------------------------------------

Shares                    Description            Value
-------------------------------------------------------------
COMMON STOCKS (CONTINUED)
INSURANCE--PROPERTY AND CASUALTY--3.8%
90,100             Allmerica Financial Group      $ 3,299,912
84,300             American States Financial        2,223,413
                   Corp.*
                                                    5,523,325
-------------------------------------------------------------
INSURANCE BROKERS--1.5%
80,900             Old Republic                     2,174,187
                   International
                   Corp.
-------------------------------------------------------------
INVESTMENT BROKERS AND MANAGERS--1.0%
44,300             Lehman Brothers Holdings,        1,400,987
                   Inc.
-------------------------------------------------------------
LOGISTICS/TRUCKING--1.9%
106,800            Consolidated Freightways,        2,710,050
                   Inc.
-------------------------------------------------------------
LEISURE--2.1%
115,300            Royal Caribbean Cruise           3,041,038
                   Lines
-------------------------------------------------------------
MACHINERY--0.9%
22,400             Tecumseh Products, Inc.          1,293,600

MEDIA--1.2%
 76,200            Carmike Cinemas                  1,809,750
-------------------------------------------------------------
MEDICAL--2.5%
     68,800        Owens and Minor, Inc.              705,200
     272,700            Perrigo Co.                 2,897,438
                                                    3,602,638
-------------------------------------------------------------
OIL REFINING AND MARKETING--5.5%
59,400             Ashland Inc.                     2,561,625
34,600             Tosco Corp.                      3,062,100
71,700             Valero Energy Corp.              2,419,875
                                                    8,043,600
-------------------------------------------------------------
PACKAGING--2.4%
144,000            Owens-Illinois Inc.*             3,420,000
-------------------------------------------------------------
RECREATIONAL PRODUCTS--1.7%
149,300            Outboard Marine Corp.            2,482,112

RESTAURANTS--1.8%
369,800            Darden Restaurants               2,681,050
-------------------------------------------------------------
SEMICONDUCTORS AND ELECTRONICS--7.8%
56,600             Avnet, Inc.                      3,502,125
98,000             Imation Corp.                    2,854,250
69,200             Silicon Valley Group,            1,859,750
                   Inc.*
124,250            Vishay Intertechnology,          2,997,531
                   Inc.*
                                                   11,213,656
-------------------------------------------------------------
SOFTWARE--1.4%
62,900             Autodesk, Inc.                   1,989,213
-------------------------------------------------------------
STEEL--1.8%
63,600             AK Steel Holding Corp.           2,559,900
-------------------------------------------------------------
                   SUPERMARKETS--1.9%
168,800            Fleming Companies, Inc.          2,721,900
                   TECHNOLOGY CAPITAL GOODS--1.9%
91,700             Teradyne, Inc.*                  2,831,238
-------------------------------------------------------------
TEXTILES--4.1%
141,100            Angelica Corp.                   2,698,537
82,300             Fruit of the Loom, Inc.*         3,302,287
                                                    6,000,824
-------------------------------------------------------------
                   TIRE AND OTHER RELATED
                   RUBBER PRODUCTS--2.5%
66,200             Goodyear Tire & Rubber Co.       3,607,900
-------------------------------------------------------------
TOBACCO--1.4%
67,000             Universal Corp.                  2,077,000
-------------------------------------------------------------
TOTAL COMMON STOCKS (Cost $118,250,113)        $  140,165,976
-------------------------------------------------------------

Goldman Sachs Mid-Cap Equity Fund
--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (continued)
January 31, 1997


Principal Amount
                                    Interest Rate     Maturity Date        Value
-----------------------------------------------------------------------------------
REPURCHASE AGREEMENT--2.8%
Joint Repurchase Agreement Account
$4,100,000                                    5.63%          02/03/97  $  4,100,000
-----------------------------------------------------------------------------------
TOTAL REPURCHASE AGREEMENT
(Cost $4,100,000)                                                      $  4,100,000
TOTAL INVESTMENTS (COST $122,350,113)**                                $144,265,976
-----------------------------------------------------------------------------------
FEDERAL INCOME TAX INFORMATION:
 Gross unrealized gain for investments in which value exceeds cost
                                                                       $ 27,053,378
 Gross unrealized loss for investments in which cost exceeds value
                                                                         (5,196,819)
-----------------------------------------------------------------------------------
 Net unrealized gain                                                   $ 21,856,559
-----------------------------------------------------------------------------------

*   Non-income producing security.
**  The aggregate cost for federal income tax purposes is $122,409,417.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

Goldman Sachs Mid-Cap Equity Fund
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
January 31, 1997


ASSETS:
Investment in securities, at value (identified cost               $144,265,976
 $122,350,113)
Cash                                                                    31,121
Receivables:
    Fund shares sold                                                    87,576
    Investment securities sold                                       4,552,534
    Dividends and interest                                              56,999
Deferred organization expenses, net                                     60,056
Other assets                                                            10,218

TOTAL ASSETS                                                       149,064,480

LIABILITIES:
Payables:
    Investment securities purchased                                  3,687,585
    Investment advisory fees                                            71,762
    Administration fees                                                 18,370
    Transfer agent fees                                                  4,807
Accrued expenses and other liabilities                                  28,626

TOTAL LIABILITIES                                                    3,811,150

NET ASSETS:
Paid-in capital                                                    115,859,949
Distributions in excess of net investment income                       (25,142)
Accumulated undistributed net realized gain on investment and        7,502,660
 option transactions
Net unrealized gain on investments                                  21,915,863

NET ASSETS                                                        $145,253,330

Total shares of beneficial interest outstanding, $.001 par           7,755,774
 value (50,000,000 shares authorized)
Net asset value, offering and redemption price per share (net           $18.73
 assets/shares outstanding)


The accompanying notes are an integral part of these financial statements.

Goldman Sachs Mid-Cap Fund
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
For the Year Ended January 31, 1997

--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends                                 $ 2,631,906
Interest                                      188,358
TOTAL INCOME                                2,820,264
-----------------------------------------------------
EXPENSES:
Investment adviser fees                       771,956
Administration fees                           192,989
Professional fees                              68,906
Transfer agent fees                            51,464
Custodian fees                                 29,506
Amortization of deferred organization          17,213
 expenses
Directors' fees                                 2,234
Other                                          31,778
-----------------------------------------------------
TOTAL EXPENSES                             $1,166,046
Less Expenses reimbursable by Goldman         (72,441)
 Sachs

NET EXPENSES                                1,093,605
NET INVESTMENT INCOME                       1,726,659
-----------------------------------------------------
REALIZED AND UNREALIZED GAIN ON
 INVESTMENT AND OPTION TRANSACTIONS:
Net realized gain on investment            13,627,039
 transactions
Net realized gain on options written           40,466
Net change in unrealized gain on           14,749,074
 investments
-----------------------------------------------------
NET REALIZED AND UNREALIZED GAIN ON        28,416,579
 INVESTMENT AND OPTION TRANSACTIONS
-----------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING      $30,143,238
 FROM OPERATIONS
-----------------------------------------------------



The accompanying notes are an integral part of these financial statements.

Goldman Sachs Mid-Cap Equity Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Selected Data for a Share Outstanding throughout Each Period


--------------------------------------------------------------------------------


                                                    FOR THE                                 FOR THE
                                                  YEAR ENDED                              PERIOD ENDED
                                               JANUARY 31, 1997                       JANUARY 31, 1996 (A)
                                        ----------------------------             ---------------------------
FROM OPERATIONS:
Net investment income                                   $  1,726,659                            $  1,088,855
Net realized gain on investment                           13,627,039                                 547,655
 transactions
Net realized gain (loss) on options                           40,466                                 (83,442)
 written
Net change in unrealized gain on                          14,749,074                               7,166,789
 investments
------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting
from operations                                            30,143,238                              8,719,857
------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income                                (1,837,675)                               (986,293)
In excess of net investment income                           (25,142)                                    ---
From net realized gains                                   (6,629,058)                                    ---
Total distributions to shareholders                       (8,491,875)                               (986,293)
------------------------------------------------------------------------------------------------------------

FROM SHARE TRANSACTIONS:                  SHARES                                   SHARES
------------------------------------------------------------------------------------------------------------
Proceeds from sales of shares                227,071       3,933,239               9,029,858     135,730,361
Reinvestment of dividends and                483,747       8,489,760                  64,045         986,293
 distributions
Cost of shares repurchased                (1,480,859)    (24,491,993)               (568,088)     (8,779,257)
Net increase (decrease) in net assets
 resulting from share transactions          (770,041)    (12,068,994)              8,525,815     127,937,397

------------------------------------------------------------------------------------------------------------
TOTAL INCREASE                                             9,582,369                             135,670,961
NET ASSETS:
Beginning of period                                      135,670,961                                     ---
End of period                                           $145,253,330                            $135,670,961
------------------------------------------------------------------------------------------------------------
Accumulated undistributed
 (distributions in excess of) net                       $    (25,142)                           $    102,562
 investment income
------------------------------------------------------------------------------------------------------------

(a) For the period from August 1, 1995 (commencement of operations) to January 31, 1996.


The accompanying notes are an integral part of these financial statements.

Goldman Sachs Mid-Cap Equity Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Selected Data for a Share Outstanding Throughout Each Period

--------------------------------------------------------------------------------

                                                                     FOR THE                    FOR THE
                                                                    YEAR ENDED                PERIOD ENDED
                                                                 JANUARY 31, 1997          JANUARY 31, 1996 (a)
                                                        ------------------------------------------------------
Net asset value, beginning of period                          $      15.91                     $      15.00
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                                                0.24                             0.13
Net realized and unrealized gain on investments                       3.77                             0.90
 and options
------------------------------------------------------------------------------------------------------------
Total income (loss) from investment operations                        4.01                             1.03
------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                                (0.24)                           (0.12)
------------------------------------------------------------------------------------------------------------
In excess of net investment income                                   (0.02)                              --
Net realized gain on investments and option                          (0.93)                              --
 transactions
------------------------------------------------------------------------------------------------------------
Total distributions to shareholders                                  (1.19)                           (0.12)
------------------------------------------------------------------------------------------------------------
Net increase in net asset value                                       2.82                             0.91
------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $      18.73                     $      15.91
Total return /(b)/                                                   25.63%                            6.89% /(d)/
Portfolio turnover rate                                              74.03%                           58.77% /(d)/
Average commission rate /(e)/                                 $     0.0547                               --
Net assets at end of period                                   $145,253,330                     $135,670,961
Ratio of net expenses to average net assets /(c)/                     0.85%                            0.85%
Ratio of net investment income to average net assets /(c)/            1.35%                            1.67%
Ratios assuming no expense limitations:
      Ratio of expenses to average net assets /(c)/                   0.91%                            0.98%
      Ratio of net investment income to average net assets /(c)/      1.29%                            1.54%
------------------------------------------------------------------------------------------------------------

/(a)/ For the period from August 1, 1995 (commencement of operations) to January
     31, 1996.
/(b)/ Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions and a complete redemption of the investment at the net asset value at the end of the period.
/(c)/  Annualized.
/(d)/  Not annualized.
/(e)/ For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate on security transactions on which commissions are charged. This rate may vary due to various types of transactions and number of security trades executed.

The accompanying notes are an integral part of these financial statements.

Goldman Sachs Mid-Cap Equity Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
January 31, 1997

--------------------------------------------------------------------------------
1.  ORGANIZATION

Goldman Sachs Mid-Cap Equity Fund ("the Fund") is a separate diversified portfolio of Goldman SachsEquity Portfolios, Inc. (the "Company"). The Company consists of eight funds and is a Marylandcorporation registered under the Investment Company Act of 1940, as amended, as an open-end,management investment company. The Fund offers two classes of shares - Institutional shares andService shares. No Service shares were outstanding as of January 31, 1997.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significantaccounting policies consistently followed by the Fund. The preparation of financial statements inconformity with generally accepted accounting principles requires management to make estimatesand assumptions that may affect the reported amounts.

A.  Investment Valuation
--  --------------------

Investments in securities traded on a U.S. or foreignsecurities exchange or the NASDAQ system are valued daily at their last sale or closing price on theprincipal exchange on which they are traded or NASDAQ. If no sale occurs, securities traded on aU.S. exchange or NASDAQ are valued at the mean between the closing bid and asked price, andsecurities traded on a foreign exchange will be valued at the official bid price. Unlisted equity anddebt securities for which market quotations are available are valued at the mean between the mostrecent bid and asked prices. Debt securities are valued at prices supplied by an independent pricingservice, which reflect broker/dealer-supplied valuations and matrix pricing systems. Short-termdebt obligations maturing in sixty days or less are valued at amortized cost. Restricted securities, andother securities for which quotations are not readily available, are valued at fair value using methodsapproved by the Board of Directors of the Company.

B.  Securities Transactions and Investment Income
--  ---------------------------------------------

Securities transactions are recorded on the tradedate. Realized gains and losses on sales of investments are calculated on the identified-costbasis. Dividend income is recorded on the ex-dividend date. Dividends for which the Fund hasthe choice to receive either cash or stock are recognized as investment income in an amountequal to the cash dividend. This amount is also used as an estimate of the fair value of the stockreceived. Interest income is determined on a basis of interest accrued, premium amortized anddiscount earned.

C.  Federal Taxes
--  -------------

It is the Fund's policy to comply with the requirements of the Internal Revenue Codeapplicable to regulated investment companies and to distribute substantially all of its investmentcompany taxable income and capital gains to its shareholders. Accordingly, no federal tax provisionis required. The characterization of distributions to shareholders for financial reporting purposes isdetermined in accordance with income tax rules. Therefore, the source of a portfolio's distributionsmay be shown in the accompanying financial statements as either from or in excess of netinvestment income or net realized gain on investment transactions, or from capital, dependingon the type of book/tax differences that may exist.

D.  Deferred Organization Expenses
--  ------------------------------
Organization-related costs are being amortized on a straight-line basis over a period of five years.

Goldman Sachs Mid-Cap Equity Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
January 31, 1997

--------------------------------------------------------------------------------

E.  Expenses
--  --------

Expenses incurred by the Company which do notspecifically relate to an individual fund of the Company are allocated to the funds based on eachfund's relative average net assets for the period.

F.  Option Accounting Principles
--  ----------------------------

When the Fund writes call or put options, an amount equal to the premium received is recordedas an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a written option expires onits stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes again or loss without regard to any unrealized gain or loss on the underlying security, and the liabilityrelated to such option is extinguished. When a written call option is exercised, the Fund realizes again or loss from the sale of the underlying security, and the proceeds of the sale are increasedby the premium originally received. When a written put option is exercised, the amount of thepremium originally received will reduce the cost of the security which the Fund purchases uponexercise. There is a risk of loss from a change in value of such options which may exceed the relatedpremiums received.

  Upon the purchase of a call option or aprotective put option by the Fund, the premium paid is recorded as an investment and subsequentlymarked-to-market to reflect the current market value of the option. If an option which the Fundhas purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount ofthe cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gainor loss, depending on whether the sale proceeds from the closing sale transaction are greater or lessthan the cost of the option. If the Fund exercises a purchased put option, the Fund will realize a gainor loss from the sale of the underlying security, and the proceeds from such sale will be decreased bythe premium originally paid. If the Fund exercises a purchased call option, the cost of the securitywhich the Fund purchases upon exercise will be increased by the premium originally paid.

G.  Futures Contracts
--  -----------------

The Fund may enter into financial futures contracts for hedging purposes or to increase total return. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cashor securities equal to the minimum "initial margin" requirement of the futures exchange on which thecontract is traded. Subsequent payments ("variation margin") are made or received by theFund each day, dependent on the daily fluctuations in the value of the underlying index, and arerecorded for financial reporting purposes as unrealized gains or losses by the Fund. Whenentering into a closing transaction, for book purposes, the Fund will realize a gain or loss equalto the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price, unless such price does not reflectthe fair market value of the contract, in which case the position will be valued using methods approvedby the Board of Directors of the Company.

  Certain risks may arise upon entering intofutures contracts. The predominant risk is that the changes in the value of the futures contract may notdirectly correlate with changes in the value of the underlying securities. This risk may decrease theeffectiveness of the Fund's hedging strategies and may also result in a loss to the Fund.

Goldman Sachs Mid-Cap Equity Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
January 31, 1997

--------------------------------------------------------------------------------

3.  AGREEMENTS

Goldman Sachs Asset Management ("GSAM"), aseparate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), acts as the Fund'sinvestment adviser pursuant to an Investment Advisory Agreement. Under the InvestmentAdvisory Agreement, GSAM, subject to the general supervision of the Company's Board of Directors,manages the Fund's portfolio. As compensation for the services rendered under the AdvisoryAgreement and the assumption of the expenses related thereto, GSAM is entitled to a fee,computed daily and payable monthly, at an annual rate equal to .60% of the Fund's average daily netassets.

  GSAM also acts as the Fund's administratorpursuant to an Administration Agreement. Under the Administration Agreement, GSAM administersthe Fund's business affairs, including providing facilities. As compensation for the servicesrendered pursuant to the Administration Agreement, the Fund pays GSAM a fee, computeddaily and payable monthly, at an annual rate equal to .15% of the Fund's average daily net assets.

  Goldman Sachs has voluntarily agreed to reduce or limit certain "Other Expenses" (excludingadvisory, administration, service plan and transfer agent fees and litigation, indemnification, taxes,interest, brokerage commissions and extraordinary expenses) until further notice to the extent suchexpenses exceed
 .06% of the average daily net assets of the Fund. For the year ended January 31,1997, these expense reimbursements amounted to $72,441 and Goldman Sachs owed the Fund $8,717at year end.

  Goldman Sachs serves as the Distributor ofshares of the Fund pursuant to a distribution agreement and receives no fee. Goldman Sachsalso serves as the Transfer Agent of the Fund for a fee.

4.  LINE OF CREDIT FACILITY

The Fund participates in a $250,000,000 uncommitted, unsecured revolving line of creditfacility. In addition, the Fund participates in a $50,000,000 committed, unsecured revolving lineof credit facility. Both facilities are to be used solely for temporary or emergency purposes. Under the most restrictive arrangement, the Fund must own securities having a market value inexcess of 300% of the total bank borrowings. The interest rate on the borrowings is based on theFederal Funds rate. The committed facility also requires a fee to be paid based on the amount of thecommitment which has not been utilized. During the year ended January 31, 1997, the Fund did nothave any borrowings under these facilities.

5.  PORTFOLIO SECURITIES TRANSACTIONS

Purchases and proceeds of sales or maturities ofsecurities (excluding short-term investments and options) for the year ended January 31, 1997 were$92,601,511 and $112,186,001, respectively.

 For the year ended January 31, 1997, optiontransactions in the Fund were as follows:


Put Options written     Contracts   Premium Received
----------------------------------------------------
Balance outstanding,
beginning of period         --      $             --
Options written               240             40,466
Options expired              (240)           (40,466)
----------------------------------------------------
Balance outstanding,
end of period                  --           $      0
----------------------------------------------------


  Certain risks arise related to written call or put options from the possible inability of counterpartiesto meet terms of their contracts.

  For the year ended January 31, 1997, GoldmanSachs earned approximately $22,000 of brokerage commissions from portfolio transactions executedon behalf of the Fund.

Goldman Sachs Mid-Cap Equity Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
January 31, 1997

--------------------------------------------------------------------------------

6.  REPURCHASE AGREEMENTS

During the term of a repurchase agreement, thevalue of the underlying securities, including accrued interest, is required to equal or exceed thevalue of the repurchase agreement. The underlying securities for all repurchase agreements are held insafekeeping at the Fund's custodian.

7.  JOINT REPURCHASE AGREEMENT ACCOUNT

The Fund, together with other registered investment companies having advisory agreements withGSAM, transfer uninvested cash balances into joint accounts, the daily aggregate balance of which isinvested in one or more repurchase agreements. The underlying securities for the repurchaseagreements are U.S. Treasury obligations. At January 31, 1997, the Fund had an undividedinterest in the repurchase agreements in the following joint account which equaled $4,100,000in principal amount. At January 31, 1997, the repurchase agreements held in this joint account,along with the corresponding underlying securities (including the type of security, market value,interest rate and maturity date) were as follows:


Principal                                    Interest   Maturity    Amortized
Amount                                         Rate       Date         Cost
--------------------------------------------------------------------------------
Bear Stearns Securities, dated 01/31/97, repurchase price
$800,375,333 (GNMA: $26,604,837, 7.50%, 10/15/26; FNMA:
$720,411,516, 5.50% - 8.00%, 02/01/09 -09/01/26; FHLMC:
77,372,676, 6.0% -$ 8.0%, 04/01/98 - 07/01/26)
$800,000,000                                     5.63%  02/03/97  $  800,000,000

Nomura Securities, dated 01/31/97, repurchase price
$100,047,083 (GNMA: $102,007,864, 5.5% - 10.25%
01/15/20 - 01/20/27)
  100,000,000                                    5.65   02/03/97     100,000,000

Lehman Government Securities, dated 01/31/97, repurchase
price $201,894,173 (U.S. Treasury Notes: $191,656,654,
6.375%, 01/15/00-08/15/02; U.S. Treasury Stripped
Securities: $14,095,535 05/15/02 - 11/15/03)
  201,800,000                                    5.60   02/03/97     201,800,000

TOTAL JOINT REPURCHASE AGREEMENT ACCOUNT                          $1,101,800,000
--------------------------------------------------------------------------------

8.  CERTAIN RECLASSIFICATIONS

In accordance with Statement of Position 93-2, theMid-Cap Equity Fund has reclassified $8,454 from paid-in capital to distributions in excess of netinvestment income. These reclassifications have no impact on the net asset value of the Fund and isdesigned to present the Fund's capital accounts on a tax basis.

9.  OTHER MATTERS

As of January 31, 1997, The Goldman, Sachs & Co. Employees Profit Sharing and Retirement IncomePlan was the beneficial owner of approximately 98% of the outstanding shares of the Fund.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareholders and Board of Directors of GoldmanSachs Mid-Cap Equity Fund:

  We have audited the accompanying statement ofassets and liabilities of Goldman Sachs Mid-Cap Equity Fund, one of the portfolios constituting Goldman Sachs Equity Portfolios, Inc., including the statement of investments, as of January 31, 1997, and the relatedstatement of operations and the statement of changes in net assets and the financial highlights for the periodspresented. These financial statements and the financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlightsbased on our audits.

  We conducted our audits in accordance withgenerally accepted auditing standards. Those standards require that we plan and perform the audit to obtainreasonable assurance about whether the financial statements and the financial highlights are free ofmaterial misstatement. An audit includes examining, on a test basis, evidence supporting the amounts anddisclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accountingprinciples used and significant estimates made by management, as well as evaluating the overall financialstatement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and the financial highlights referred to above present fairly, in allmaterial respects, the financial position of Goldman Sachs Mid-Cap Equity Fund as of January 31, 1997, theresults of its operations and the changes in its net assets and the financial highlights for the periods presented, inconformity with generally accepted accounting principles.



                                                             ARTHUR ANDERSEN LLP
Boston, Massachusetts
March 15, 1997

Goldman Sachs
1 New York Plaza
New York, NY  10004



DIRECTORS
Ashok N. Bakhru, Chairman
David B. Ford
Douglas C. Grip
Alan A. Shuch
Jackson W. Smart, Jr.
William H. Springer
Richard P. Strubel

OFFICERS
Douglas C. Grip, President
John W. Mosior, Vice President
Nancy L. Mucker, Vice President
Pauline Taylor, Vice President
Scott M. Gilman, Treasurer
John M. Perlowski, Assistant Treasurer
Michael J. Richman, Secretary
Howard B. Surloff, Assistant Secretary



GOLDMAN SACHS
Investment Adviser, Administrator,
Distributor and Transfer Agent

                                   Appendix A

                          DESCRIPTION OF BOND RATINGS*

                        MOODY'S INVESTORS SERVICE, INC.


     Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.


     Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.


----------------------------------------------------------------
* The rating system described herein are believed to be the most recent ratings systems available from Moody's Investors Service, Inc. and Standard and Poor's Ratings Group at the date of this Additional Statement for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which will be given to these securities on the date of the Fund's fiscal year end.

     Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

                                      1-A

     C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Unrated: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

     Should no rating be assigned, the reason may be one of the following:

     1.   An application for rating was not received or accepted.

     2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

     3.   There is a lack of essential data pertaining to the issue or issuer.


     4. The issue was privately placed, in which case the rating is not published in Moody's publications.

     Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

     Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believe possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, Ba1 and B1.

                        STANDARD & POOR'S RATINGS GROUP

     AAA: Bonds rated AAA have the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

     AA: Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.

     A: Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB: Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

     BB, B, CCC, CC, C: Bonds rated BB, B, CCC, CC and C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties of major risk exposures to adverse conditions.

     D: Bonds rated D are in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

                                      2-A

     Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     N.R.:  Not rated.

                                      3-A

                                   Appendix B



                  BUSINESS PRINCIPLES OF GOLDMAN, SACHS & CO.

     Goldman Sachs is noted for its Business Principles, which guide all of the firm's activities and serve as the basis for its distinguished reputation among investors worldwide.

     OUR CLIENT'S INTERESTS ALWAYS COME FIRST. Our experience shows that if we serve our clients well, our own success will follow.

     OUR ASSETS ARE OUR PEOPLE, CAPITAL AND REPUTATION. If any of these assets diminish, reputation is the most difficult to restore. We are dedicated to complying fully with the letter and spirit of the laws, rules and ethical principles that govern us. Our continued success depends upon unswerving adherence to this standard.

     WE TAKE GREAT PRIDE IN THE PROFESSIONAL QUALITY OF OUR WORK. We have an uncompromising determination to achieve excellence in everything we undertake. Though we may be involved in a wide variety and heavy volume of activity, we would, if it came to a choice, rather be best than biggest.

     WE STRESS CREATIVITY AND IMAGINATION IN EVERYTHING WE DO. While recognizing that the old way may still be the best way, we constantly strive to find a better solution to a client's problems. We pride ourselves on having pioneered many of the practices and techniques that have become standard in the industry.


     WE STRESS TEAMWORK IN EVERYTHING WE DO. While individual creativity is always encouraged, we have found that team effort often produces the best results. We have no room for those who put their personal interests ahead of the interests of the firm and its clients.

     INTEGRITY AND HONESTY ARE THE HEART OF OUR BUSINESS. We expect our people to maintain high ethical standards in everything they do, both in their work for the firm and in their personal lives.

                                      1-B

      GOLDMAN, SACHS & CO.'S INVESTMENT BANKING AND SECURITIES ACTIVITIES


     Goldman, Sachs & Co. is a leading global investment banking and securities firm with a number of distinguishing characteristics.

     . Privately owned and ranked among Wall Street's best capitalized firms, with partners' capital of approximately $5.3 billion as of November 29, 1996.

     . With thirty-four offices around the world, Goldman Sachs employs over 9,000 professionals focused on opportunities in major markets.

     .    A research budget of $200 million for 1997.


     . The number one lead manager of U.S. common stock offerings for the past eight years (1989-1996).*





* Source:  Securities Data Corporation. Common stock ranking excludes REITs,
  ====================================
  Investment Trusts and Rights.

                                      2-B

                  GOLDMAN, SACHS & CO.'S HISTORY OF EXCELLENCE

1865      End of Civil War

1869      Marcus Goldman opens Goldman Sachs

1890      Dow Jones Industrial Average first published

1896      Goldman Sachs joins New York Stock Exchange


1906      Goldman Sachs takes Sears Roebuck public (oldest ongoing client)

          Dow Jones Industrial Average tops 100

1925 Goldman Sachs finances Warner Brothers, producer of the first talking film

1956      Goldman Sachs co-manages Ford's public offering, the largest to date


1970      London office opens

1972      Dow Jones Industrial Average breaks 1000


1986      Goldman Sachs takes Microsoft public

1990 Provides advisory services for the largest privatization in the region of the sale of Telefonos de Mexico

1992      Dow Jones Industrial Average breaks 3000

1993 Goldman Sachs is lead manager in taking Allstate public, largest equity offering to date ($2.4 billion)

1995      Dow Jones Industrial Average breaks 4000

1996      Dow Jones Industrial Average breaks 6000

                                      3-B

                                     PART B

                      STATEMENT OF ADDITIONAL INFORMATION

                                 SERVICE SHARES

                          GOLDMAN SACHS BALANCED FUND
                      GOLDMAN SACHS GROWTH AND INCOME FUND
                      GOLDMAN SACHS CORE U.S. EQUITY FUND

                    GOLDMAN SACHS CORE LARGE CAP GROWTH FUND

                    GOLDMAN SACHS CORE SMALL CAP EQUITY FUND
                  GOLDMAN SACHS CORE INTERNATIONAL EQUITY FUND
                       GOLDMAN SAHCS CAPITAL GROWTH FUND
                       GOLDMAN SACHS MID CAP EQUITY FUND
                    GOLDMAN SACHS INTERNATIONAL EQUITY FUND

                      GOLDMAN SACHS SMALL CAP EQUITY FUND
                   GOLDMAN SACHS EMERGING MARKETS EQUITY FUND
                         GOLDMAN SACHS ASIA GROWTH FUND

                   GOLDMAN SACHS REAL ESTATE SECURITIES FUND

         (EQUITY PORTFOLIOS OF GOLDMAN SACHS TRUST) One New York Plaza
                            New York, New York 10004


     This Statement of Additional Information (the "Additional Statement") is not a Prospectus. This Additional Statement should be read in conjunction with the Prospectus for the Institutional Shares of Goldman Sachs Balanced Fund, Goldman Sachs Growth and Income Fund, Goldman Sachs CORE U.S. Equity Fund, Goldman Sachs CORE Large Cap Growth Fund, Goldman Sachs CORE Small Cap Equity Fund, Goldman Sachs CORE International Equity Fund, Goldman Sachs Capital Growth Fund, Goldman Sachs Mid Cap Equity Fund, Goldman Sachs International Equity Fund, Goldman Sachs Small Cap Equity Fund, Goldman Sachs Emerging Markets Equity Fund, Goldman Sachs Asia Growth Fund and Goldman Sachs Real Estate Securities Fund dated August __, 1997, as amended and/or supplemented from time to time (the "Prospectus"), which may be obtained without charge from Goldman, Sachs & Co. at the telephone number, or writing to one of the addresses, listed below.



TABLE OF CONTENTS

                                                                         Page
                                                                         ====
Introduction...........................................................  B-3
Investment Policies....................................................  B-4
Investment Restrictions................................................  B-33
Management.............................................................  B-35
Portfolio Transactions and Brokerage...................................  B-48
Net Asset Value........................................................  B-54
Performance Information................................................  B-56
Shares of the Trust....................................................  B-62
Taxation...............................................................  B-66
Financial Statements...................................................  B-72
Other Information......................................................  B-72
Appendix A:............................................................  1-A
Appendix B:............................................................  1-B


                     Subject to Completion dated _________


INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY STATE.


GOLDMAN, SACHS & CO.                                   GOLDMAN SACHS FUNDS
Distributor                                               MANAGEMENT, L.P.
85 Broad Street                                        Investment Adviser to:
New York, New York 10004                                  Goldman Sachs CORE U.S. Equity Fund and
                                                          Goldman Sachs Capital Growth Fund
                                                       One New York Plaza
GOLDMAN, SACHS & CO.                                   New York, New York 10004
Transfer Agent
4900 Sears Tower                                       GOLDMAN SACHS ASSET MANAGEMENT
Chicago, Illinois 60606                                Investment Adviser to:
                                                         Goldman Sachs Balanced Fund,
                                                           Goldman Sachs CORE Large Cap Growth Fund,
GOLDMAN SACHS ASSET                                        Goldman Sachs CORE Small Cap Equity Fund,
 MANAGEMENT INTERNATIONAL                                  Goldman Sachs CORE International Equity
Fund,
Investment Adviser to:                                     Goldman Sachs Growth and Income Fund,
Goldman Sachs International Equity Fund,                 Goldman Sachs Mid Cap Equity Fund,
 Goldman Sachs Asia Growth Fund, and                     Goldman Sachs Small Cap Equity Fund, and
 Goldman Sachs Emerging Markets Equity Fund              Goldman Sachs Real Estate
Securities Fund
133  Peterborough Court                                One New York Plaza
London, England EC4A 2BB                               New York, New York 10004





Toll free (in U.S.).......800-621-2550

                                  INTRODUCTION

     Goldman Sachs Trust (the "Trust") is an open-end, management investment company. The following series of the Trust are described in this Additional
Statement: Goldman Sachs Balanced Fund ("Balanced Fund"), Goldman Sachs Growth and Income Fund ("Growth and Income Fund"), CORE U.S. Equity Fund ("CORE U.S. Equity Fund")(formerly known as "Goldman Sachs Select Equity Fund"), Goldman Sachs CORE Large Cap Growth Fund ("CORE Large Cap Growth Fund"), Goldman Sachs CORE Small Cap Equity Fund ("CORE Small Cap Equity Fund"), Goldman Sachs CORE International Equity Fund ("CORE International Equity Fund"), Goldman Sachs Mid Cap Equity Fund ("Mid Cap Equity Fund"), Goldman Sachs Capital Growth Fund ("Capital Growth Fund"), Goldman Sachs International Equity Fund ("International Equity Fund"), Goldman Sachs Small Cap Equity Fund ("Small Cap Equity Fund"), Goldman Sachs Emerging Markets Equity Fund ("Emerging Markets Equity Fund"), Goldman Sachs Asia Growth Fund ("Asia Growth Fund") and Goldman Sachs Real Estate Securities Fund ("Real Estate Securities Fund") (collectively referred to herein as the "Funds").

     The Funds were initially organized as a series of a corporation formed under the laws of the State of Maryland on September 27, 1989 and were reorganized as a Delaware business trust as of April 30, 1997. The Trustees have authority under the Trust's charter to create and classify shares into separate series and to classify and reclassify any series or portfolio of shares into one or more classes without further action by shareholders. Pursuant thereto, the Trustees have created the Funds and other series. Additional series may be added in the future from time to time. The Balanced, Growth and Income, CORE U.S. Equity, CORE Large Cap Growth, CORE Small Cap Equity Fund, CORE International Equity Fund, Capital Growth Fund, International Equity, Small Cap Equity, Emerging Markets Equity, Asia Growth and Real Estate Securities Funds currently offer five classes of shares: Class A Shares, Class B Shares, Class C Shares, Institutional Shares and Service Shares. The Mid Cap Equity Fund currently offers two classes of shares: Institutional Shares and Service Shares. See "Shares of the Trust."

     Goldman Sachs Asset Management, ("GSAM") a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as investment adviser to the Balanced, Growth and Income, CORE Large Cap Growth, CORE Small Cap Equity, CORE International Equity, Real Estate Securities, Mid Cap Equity and Small Cap Equity Funds. Goldman Sachs Fund Management, L.P., ("GSFM") an affiliate of Goldman Sachs, serves as investment adviser to the CORE U.S. Equity and Capital Growth Funds. Goldman Sachs Asset Management International ("GSAMI"), an affiliate of Goldman Sachs, serves as investment adviser to the International Equity, Emerging Markets Equity and Asia Growth Funds. GSAM, GSFM and GSAMI
are sometimes referred to collectively herein as the "Advisers."   Goldman Sachs
serves as each Fund's distributor and transfer agent. Each Fund's custodian is State Street Bank and Trust Company ("State Street").

     The following information relates to and supplements the description of each Fund's investment policies contained in the Prospectus. See the Prospectus for a fuller description of the Funds' investment objectives and policies.
There is no assurance that each Fund will achieve its objective.

                              INVESTMENT POLICIES

     Each Fund's share price will fluctuate with market, economic and, to the extent applicable, foreign exchange conditions, so that an investment in any of the Funds may be worth more or less when redeemed than when purchased. None of the Funds should be relied upon as a complete investment program.

BALANCED FUND
=============

     The investment objective of the Balanced Fund is to provide shareholders with long-term capital growth and current income. The Balanced Fund seeks to achieve its investment objective by investing in a balanced portfolio diversified among both equity and fixed income securities.

     Balanced Fund is intended to provide a foundation on which an investor can build an investment portfolio or to serve as the core of an investment program, depending on the investor's goals. Balanced Fund is designed for relatively conservative investors who seek a combination of long-term capital growth and current income in a single investment. Balanced Fund offers a portfolio of equity and fixed income securities intended to provide less volatility than a portfolio completely invested in equity securities and greater diversification than a portfolio invested in only one asset class. Balanced Fund may be appropriate for people who seek capital appreciation but are concerned about the volatility typically associated with a fund that invests solely in stocks and other equity securities.

FIXED INCOME STRATEGIES DESIGNED TO MAXIMIZE RETURN AND MANAGE RISK

     GSAM's approach to managing the fixed income portion of Balanced Fund's portfolio seeks to provide high returns relative to a market benchmark, the Lehman Brothers Aggregate Bond Index, while also seeking to provide high current income. This approach emphasizes (1) sector allocation strategies which enable GSAM to tactically overweight or underweight one sector of the fixed-income market (i.e., mortgages, corporate bonds, U.S. Treasuries, non-dollar bonds, emerging market debt) versus another; (2) individual security selection based on identifying relative value (fixed income securities inexpensive relative to others in their sector); and (3) to a lesser extent, strategies based on GSAM's expectation of the direction of interest rates or the spread between short-term and long-term interest rates such as yield curve strategy.

     GSAM seeks to manage fixed income portfolio risk in a number of ways. These include diversifying the fixed income portion of the Balanced Fund's portfolio among various types of fixed income securities and utilizing sophisticated quantitative models to understand how the fixed income portion of the portfolio will perform under a variety of market and economic scenarios. In addition, GSAM uses extensive credit analysis to select and to monitor any investment-grade or non-investment grade bonds that may be included in the Balanced Fund's portfolio. In employing this and other investment strategies, the GSAM team has access to extensive fundamental research and analysis available through Goldman Sachs and a broad range of other sources.

     A number of investment strategies will be used in selecting fixed income securities for the Fund's portfolio. GSAM's fixed income investment philosophy is to actively manage the portfolio within a risk-controlled framework. The Adviser de-emphasizes interest rate anticipation by monitoring the duration of the portfolio within a narrow range of the Adviser's target duration, and instead focuses on seeking to add value through sector selection, security selection and yield curve strategies.

     MARKET SECTOR SELECTION. Market sector selection is the underweighting or overweighting of one or more market sectors (i.e., U.S. Treasuries, U.S. Government agency securities, corporate securities, mortgage-backed securities and asset-backed securities). GSAM may decide to overweight or underweight a given market sector or subsector (e.g., within the corporate sector, industrials, financial issuers and utilities) based on, among other things, expectations of future yield spreads between different sectors or subsectors.

     ISSUER SELECTION. Issuer selection is the purchase and sale of corporate securities based on a corporation's current and expected credit standing (within the constraints imposed by Balanced Fund's minimum credit quality requirements). This strategy focuses on four types of investment-grade corporate issuers. Selection of securities from the first type of issuers -those with low but stable credit - is intended to enhance total returns by providing incremental yield. Selecting securities from the second type of issuers - those with low and intermediate but improving credit quality - is intended to enhance total returns in two stages. Initially, these securities are expected to provide incremental yield. Eventually, price appreciation should occur relative to alternative securities as credit quality improves, the nationally recognized statistical rating organizations upgrade credit ratings, and credit spreads narrow. Securities from the third type of issuers - issuers with deteriorating credit quality - will be avoided, since total returns are typically enhanced by avoiding the widening of credit spreads and the consequent relative price depreciation. Finally, total returns can be enhanced by focusing on securities that are rated differently by different rating organizations. If the securities are trading in line with the higher published quality rating while GSAM concurs with the lower published quality rating, the securities would generally be sold and any potential price deterioration avoided. On the other hand, if the securities are trading in line with the lower published quality rating while the higher published quality rating is considered more realistic, the securities may be purchased in anticipation of the expected market reevaluation and relative price appreciation.

     YIELD CURVE STRATEGY. Yield curve strategy consists of overweighting or underweighting different maturity sectors relative to a benchmark to take advantage of the shape of the yield curve. Three alternative maturity sector selections are available: a "barbell" strategy in which short and long maturity sectors are overweighted while intermediate maturity sectors are underweighted; a "bullet" strategy in which, conversely, short-and long-maturity sectors are underweighted while intermediate-maturity sectors are overweighted; and a "neutral yield curve" strategy in which the maturity distribution mirrors that of a benchmark.

CORE U.S. EQUITY, CORE LARGE CAP GROWTH, CORE SMALL CAP EQUITY AND CORE
=======================================================================
INTERNATIONAL EQUITY  FUNDS
===========================

     Under normal circumstances, the Funds will invest at least 90% of their total assets in equity securities.

     The investment strategy of the CORE U.S. Equity, CORE Large Cap Growth, CORE Small Cap Equity and CORE International Equity Funds will be implemented to the extent it is consistent with maintaining a Fund's qualification as a regulated investment company under the Internal Revenue Code. A Fund's strategy may be limited, in particular, by the requirement for such qualification that less than 30% of the Fund's gross income for its taxable year be derived from the sale or other disposition of stocks or securities or certain other investments (generally including options and futures contracts) held for less than three months.

     Since normal settlement for equity securities is three trading days (for certain international markets settlement may be longer), the Funds will need to hold cash balances to satisfy shareholder redemption requests. Such cash balances will normally range from 2% to 5% of a Fund's net assets. The Funds may purchase futures contracts only with respect to the S&P 500 Index (in the case of CORE U.S. Equity Fund) and a representative index (in the case of CORE Large Cap Growth, CORE Small Cap Equity and CORE International Equity Funds) in order to keep a Fund's effective equity exposure close to 100%. For exam-ple, if cash balances are equal to 10% of the net assets, the Fund may enter into long futures contracts covering an amount equal to 10% of the Fund's net assets. As cash balances fluctuate based on new contributions or withdrawals, a Fund may enter into additional contracts or close out existing positions.

     THE MULTIFACTOR MODEL.  The Multifactor Model is a rigorous computerized
     =====================
rating system for evaluating equity securities according to a variety of investment characteristics (or factors). The factors used by the Multifactor Model incorporate many variables studied by traditional fundamental analysts and cover measures of value, growth, momentum, risk (e.g. price/earnings ratio, book/price ratio, growth forecasts, earning estimate revisions, price momentum, volatility and earnings stability). All of these factors have been shown to significantly impact the performance of equity securities.

     Because it includes many disparate factors, the Adviser believes that the Multifactor Model is broader in scope and provides a more thorough evaluation than most conventional, value-oriented quantitative models. As a result, the securities ranked highest by the Multifactor Model do not have one dominant investment characteristic (such as a low price/earnings ratio); rather, such securities possess many different investment characteristics. By using a variety of relevant factors to select securities, the Adviser believes that the Fund will be better balanced and have more consistent performance than an investment portfolio that uses only one or two factors to select securities.

     The Adviser will monitor, and may occasionally suggest and make changes to, the method by which securities are selected for or weighted in the Fund. Such changes (which may be the result of changes in the Multifactor Model or the method of applying the Multifactor Model) may include: (i) evolutionary changes to the structure of the Multifactor Model (e.g., the addition of new factors or a new means of weighting the factors); (ii) changes in trading procedures (e.g., trading frequency or the manner in which the Fund uses futures); or (iii) changes in the method by which securities are weighted in the Fund. Any such changes will preserve the Fund's basic investment philosophy of combining qualitative and quantitative methods of selecting securities using a disciplined investment process.

INTERNATIONAL EQUITY FUND
=========================

     International Equity Fund will seek to achieve its investment objective by investing primarily in equity and equity-related securities of issuers that are organized outside the United States or whose securities are principally traded outside the United States. Because research coverage outside the United States is fragmented and relatively unsophisticated, many foreign companies that are well-positioned to grow and prosper have not come to the attention of investors. GSAMI believes that the high historical returns and less efficient pricing of foreign markets create favorable conditions for International Equity Fund's highly focused investment approach. For a description of the risks of the International Equity Fund's investments in Asia, see "Investing in Emerging Markets, including Asia."

     A RIGOROUS PROCESS OF STOCK SELECTION. Using fundamental industry and company research, GSAMI's equity team in London, Singapore and Tokyo seeks to identify companies that may achieve superior long-term returns. Stocks are carefully selected for International Equity Fund's portfolio through a three-stage investment process. Because International Equity Fund is a long-term holder of stocks, the portfolio managers adjust International Equity Fund's portfolio only when expected returns fall below acceptable levels or when the portfolio managers identify substantially more attractive investments.

     Using the research of Goldman Sachs as well as information gathered from other sources in Europe and the Asia-Pacific region, the Adviser seeks to identify attractive industries around the world. Such industries are expected to have favorable underlying economics and allow companies to generate sustainable and predictable high returns. As a rule, they are less economically sensitive, relatively free of regulation and favor strong franchises.

     Within these industries the Adviser seeks to identify well-run companies that enjoy a stable competitive advantage and are able to benefit from the favorable dynamics of the industry. This stage includes analyzing the current and expected financial performance of the company; contacting suppliers, customers and competitors; and meeting with management. In particular, the portfolio managers look for companies whose managers have a strong commitment to both maintaining the high returns of the existing business and reinvesting the capital generated at high rates of return. Management should act in the interests of the owners and seek to maximize returns to all stockholders.

     GSAMI's currency team manages the foreign exchange risk embedded in foreign equities by means of a currency overlay program. The program may be utilized to protect the value of foreign investments in sustained periods of dollar appreciation and to add returns by seeking to take advantage of foreign exchange fluctuations.

     The members of GSAMI's international equity team bring together years of experience in analyzing and investing in companies in Europe and the Asia-Pacific region. Their expertise spans a wide range of skills including investment analysis, investment management, investment banking and business consulting. GSAM's worldwide staff of over 300 professionals includes portfolio managers based in London, Singapore and Tokyo who bring firsthand knowledge of their local markets and companies to every investment decision.

CORPORATE DEBT OBLIGATIONS
==========================

     Each Fund may, under normal market conditions, invest in corporate debt obligations, including obligations of industrial, utility and financial issuers. CORE U.S. Equity, CORE Large Cap Growth, CORE Small Cap Equity and CORE International Equity Funds may only invest in debt securities that are cash equivalents. Corporate debt obligations are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.

     An economic downturn could severely affect the ability of highly leveraged issuers of junk bond securities to service their debt obligations or to repay their obligations upon maturity. Factors having an adverse impact on the market value of junk bonds will have an adverse effect on a Fund's net asset value to the extent it invests in such securities. In addition, a Fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings.

     The secondary market for junk bonds, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. This reduced liquidity may have an adverse effect on the ability of Balanced, Growth and Income, Capital Growth, Mid Cap Equity, Small Cap Equity, Emerging Markets Equity, Asia Growth and Real Estate Securities Funds to dispose of a particular security when necessary to meet their redemption requests or other liquidity needs. Under adverse market or economic conditions, the secondary market for junk bonds could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the Advisers could find it difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under such circumstances, may be less than the prices used in calculating a Fund's net asset value.

     Since investors generally perceive that there are greater risks associated with the medium to lower rated securities of the type in which Balanced, Growth and Income, Capital Growth, Mid Cap Equity, Small Cap Equity, Emerging Markets Equity, Asia Growth and Real Estate Securities Funds may invest, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the fixed-income securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the fixed-income securities market, resulting in greater yield and price volatility.

     Another factor which causes fluctuations in the prices of fixed-income securities is the supply and demand for similarly rated securities. In addition, the prices of fixed-income securities fluctuate in response to the general level of interest rates. Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in a Fund's net asset value.

     Medium to lower rated and comparable non-rated securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. Since medium to lower rated securities generally involve greater risks of loss of income and principal than higher rated securities, investors should consider carefully the relative risks associated with investment in securities which carry medium to lower ratings and in comparable unrated securities. In addition to the risk of default, there are the related costs of recovery on defaulted issues. The Advisers will attempt to reduce these risks through portfolio diversification and by analysis of each issuer and its ability to make timely payments of income and principal, as well as broad economic trends and corporate developments.

ZERO COUPON BONDS
=================

     A Fund's investments in fixed income securities may include zero coupon bonds, which are debt obligations issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the bonds would have accrued and compounded over the period until maturity. Zero coupon bonds do not require the periodic payment of interest. Such investments benefit the issuer by mitigating its need for cash to meet debt service but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value than debt obligations which provide for regular payments of interest. In addition, if an issuer of zero coupon bonds held by a Fund defaults, the Fund may obtain no return at all on its investment. Each Fund will accrue income on such investments for each taxable year which (net of deductible expenses, if any) is distributable to shareholders and which, because no cash is generally received at the time of accrual, may require the liquidation of other portfolio securities to obtain sufficient cash to satisfy the Fund's distribution obligations. See "Taxation."

VARIABLE AND FLOATING RATE SECURITIES
=====================================

     The interest rates payable on certain fixed income securities in which a Fund may invest are not fixed and may fluctuate based upon changes in market rates. A variable rate obligation has an interest rate which is adjusted at predesignated periods in response to changes in the market rate of interest on which the interest rate is based. Variable and floating rate obligations are less effective than fixed rate instruments at locking in a particular yield. Nevertheless, such obligations may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation.

CUSTODIAL RECEIPTS
==================

     Each Fund may invest up to 5% of its net assets in custodial receipts in respect of securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, instrumentalities, political subdivisions or authorities. Such custodial receipts evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. Government, its agencies, instrumentalities, political subdivisions or authorities. These custodial receipts are known by various names, including "Treasury Receipts," "Treasury Investors Growth Receipts" ("TIGRs"), and "Certificates of Accrual on Treasury Securities" ("CATs"). For certain securities law purposes, custodial receipts are not considered U.S. Government securities.

MUNICIPAL SECURITIES
====================

     Balanced Fund may invest up to 5% of its net assets in municipal securities. Municipal securities consist of bonds, notes and other instruments issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from regular federal income tax. Municipal securities are often issued to obtain funds for various public purposes. Municipal securities also include "private activity bonds" or industrial development bonds, which are issued by or on behalf of public authorities to obtain funds for privately operated facilities, such as airports and waste disposal facilities, and, in some cases, commercial and industrial facilities.

     The yields and market values of municipal securities are determined primarily by the general level of interest rates, the creditworthiness of the issuers of municipal securities and economic and political conditions affecting such issuers. Due to their tax exempt status, the yields and market prices of municipal securities may be adversely affected by changes in tax rates and policies, which may have less effect on the market for taxable fixed income securities. Moreover, certain types of municipal securities, such as housing revenue bonds, involve prepayment risks which could affect the yield on such securities.

     Investments in municipal securities are subject to the risk that the issuer could default on its obligations. Such a default could result from the inadequacy of the sources or revenues from which interest and principal payments are to be made or the assets collateralizing such obligations. Revenue bonds, including private activity bonds, are backed only by specific assets or revenue sources and not by the full faith and credit of the governmental issuer.

MORTGAGE-BACKED SECURITIES
==========================

     GENERAL CHARACTERISTICS. Each Fund (other than CORE U.S. Equity, CORE Large Cap Growth, CORE Small Cap Equity and CORE International Equity Funds) may invest in mortgage-backed securities. Each mortgage pool underlying mortgage-backed securities consists of mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on owner occupied and non-owner occupied one-unit to four-unit residential properties, multifamily (i.e., five or more) properties, agriculture properties, commercial properties and mixed use properties (the "Mortgaged Properties"). The Mortgaged Properties may consist of detached individual dwelling units, multifamily dwelling units, individual condominiums, townhouses, duplexes, triplexes, fourplexes, row houses, individual units in planned unit developments and other attached dwelling units. The Mortgaged Properties may also include residential investment properties and second homes.

     The investment characteristics of adjustable and fixed rate mortgage-backed securities differ from those of traditional fixed income securities. The major differences include the payment of interest and principal on mortgage-backed securities on a more frequent (usually monthly) schedule, and the possibility that principal may be prepaid at any time due to prepayments on the underlying mortgage loans or other assets. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed income securities. As a result, if a Fund purchases mortgage-backed securities at a premium, a faster than expected prepayment rate will reduce both the market value and the yield to maturity from those which were anticipated. A prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and market value. Conversely, if a Fund purchases mortgage-backed securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce yield to maturity and market values. To the extent that a Fund invests in mortgage-backed securities, the Advisers may seek to manage these potential risks by investing in a variety of mortgage-backed securities and by using certain hedging techniques.

     GOVERNMENT GUARANTEED MORTGAGE-BACKED SECURITIES. There are several types of guaranteed mortgage-backed securities currently available, including guaranteed mortgage pass-through certificates and multiple class securities, which include guaranteed Real Estate Mortgage Investment Conduit Certificates ("REMIC Certificates"), collateralized mortgage obligations and stripped mortgage-backed securities. A Fund is permitted to invest in other types of mortgage-backed securities that may be available in the future to the extent consistent with its investment policies and objective.

     A Fund's investments in mortgage-backed securities may include securities issued or guaranteed by the U.S. Government or one of its agencies, authorities, instrumentalities or sponsored enterprises, such as the Government National Mortgage Association ("Ginnie Mae"), the Federal National Mortgage Association ("Fannie Mae") and the Federal Home Loan Mortgage Corporation ("Freddie Mac").

     GINNIE MAE CERTIFICATES. Ginnie Mae is a wholly-owned corporate instrumentality of the United States. Ginnie Mae is authorized to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration ("FHA Loans"), or guaranteed by the Veterans Administration ("VA Loans"), or by pools of other eligible mortgage loans. In order to meet its obligations under any guaranty, Ginnie Mae is autho rized to borrow from the United States Treasury in an unlimited amount.

     FANNIE MAE CERTIFICATES. Fannie Mae is a stockholder-owned corporation chartered under an act of the United States Congress. Each Fannie Mae Certificate is issued and guaranteed by Fannie Mae and represents an undivided interest in a pool of mortgage loans (a "Pool") formed by Fannie Mae. Each Pool consists of residential mortgage loans ("Mortgage Loans") either previously owned by Fannie Mae or purchased by it in connection with the formation of the Pool. The Mortgage Loans may be either conven tional Mortgage Loans (i.e., not insured or guaranteed by any U.S. Government agency) or Mortgage Loans that are either insured by the Federal Housing Administration ("FHA") or guaranteed by the Veterans Administration ("VA"). However, the Mortgage Loans in Fannie Mae Pools are primarily conventional Mortgage Loans. The lenders originating and servicing the Mortgage Loans are subject to certain eligibility requirements established by Fannie Mae.

     Fannie Mae has certain contractual responsibilities. With respect to each Pool, Fannie Mae is obligated to distribute scheduled monthly installments of principal and interest after Fannie Mae's servicing and guaranty fee, whether or not received, to Certificate holders. Fannie Mae also is obligated to distrib-ute to holders of Certificates an amount equal to the full principal balance of any foreclosed Mortgage Loan, whether or not such principal balance is actually recovered. The obligations of Fannie Mae under its guaranty of the Fannie Mae Certificates are obligations solely of Fannie Mae.

     FREDDIE MAC CERTIFICATES. Freddie Mac is a publicly held U.S. Government sponsored enterprise. The principal activity of Freddie Mac currently is the purchase of first lien, conventional, residential mortgage loans and participation interests in such mortgage loans and their resale in the form of mortgage securities, primarily Freddie Mac Certificates. A Freddie Mac Certificate represents a pro rata interest in a group of mortgage loans or participation in mortgage loans (a "Freddie Mac Certificate group") purchased by Freddie Mac.

     Freddie Mac guarantees to each registered holder of a Freddie Mac Certificate the timely payment of interest at the rate provided for by such Freddie Mac Certificate (whether or not received on the underlying loans). Freddie Mac also guarantees to each registered Certificate holder ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but does not, generally, guarantee the timely payment of scheduled principal. The obligations of Freddie Mac under its guaranty of Freddie Mac Certificates are obligations solely of Freddie Mac.

     The mortgage loans underlying the Freddie Mac and Fannie Mae Certificates consist of adjustable rate or fixed rate mortgage loans with original terms to maturity of between five and thirty years. Substantially all of these mortgage loans are secured by first liens on one-to-four-family residential properties or multifamily projects. Each mortgage loan must meet the applicable standards set forth in the law creating Freddie Mac or Fannie Mae. A Freddie Mac Certificate group may include whole loans, participation interests in whole loans and undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

     MORTGAGE PASS-THROUGH SECURITIES. Each Fund (other than CORE U.S. Equity, CORE Large Cap Growth, CORE Small Cap Equity and CORE International Equity Funds) may invest in both government guaranteed and privately issued mortgage pass-through securities ("Mortgage Pass-Throughs"); that is, fixed or adjustable rate mortgage-backed securities which provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amounts paid to any guarantor, administrator and/or servicer of the underlying mortgage loans.

     The following discussion describes only a few of the wide variety of structures of Mortgage Pass-Throughs that are available or may be issued.

     DESCRIPTION OF CERTIFICATES. Mortgage Pass-Throughs may be issued in one or more classes of senior certificates and one or more classes of subordinate certificates. Each such class may bear a different pass-through rate. Generally, each certificate will evidence the specified interest of the holder thereof in the payments of principal or interest or both in respect of the mortgage pool comprising part of the trust fund for such certificates.

     Any class of certificates may also be divided into subclasses entitled to varying amounts of principal and interest. If a REMIC election has been made, certificates of such subclasses may be entitled to payments on the basis of a stated principal balance and stated interest rate, and payments among different subclasses may be made on a sequential, concurrent, pro rata or disproportionate
                                                    --------
basis, or any combination thereof. The stated interest rate on any such subclass of certificates may be a fixed rate or one which varies in direct or inverse relationship to an objective interest index.

     Generally, each registered holder of a certificate will be entitled to receive its pro rata share of monthly distributions of all or a portion of
            --------
principal of the underlying mortgage loans or of interest on the principal balances thereof, which accrues at the applicable mortgage pass-through rate, or both. The difference between the mortgage interest rate and the related mortgage pass-through rate (less the amount, if any, of retained yield) with respect to each mortgage loan will generally be paid to the servicer as a servicing fee. Since certain adjustable rate mortgage loans included in a mortgage pool may provide for deferred interest (i.e., negative amortization), the amount of interest actually paid by a mortgagor in any month may be less than the amount of interest accrued on the outstanding principal balance of the related mortgage loan during the relevant period at the applicable mortgage interest rate. In such event, the amount of interest that is treated as deferred interest will be added to the principal balance of the related mortgage loan and will be distributed pro rata to certificate-holders as principal of
                             --------
such mortgage loan when paid by the mortgagor in subsequent monthly payments or at maturity.

     RATINGS. The ratings assigned by a rating organization to Mortgage Pass-Throughs address the likelihood of the receipt of all distributions on the underlying mortgage loans by the related certificate-holders under the agreements pursuant to which such certificates are issued. A rating organization's ratings take into consideration the credit quality of the related mortgage pool, including any credit support providers, structural and legal aspects associated with such certificates, and the extent to which the payment stream on such mortgage pool is adequate to make payments required by such certificates. A rating organization's ratings on such certificates do not, however, constitute a statement regarding frequency of prepayments on the related mortgage loans. In addition, the rating assigned by a rating organization to a certificate does not address the remote possibility that, in the event of the insolvency of the issuer of certificates where a subordinated interest was retained, the issuance and sale of the senior certificates may be recharacterized as a financing and, as a result of such recharacterization, payments on such certificates may be affected.

     CREDIT ENHANCEMENT.  Credit support falls generally into two categories:
(i) liquidity protection and (ii) protection against losses resulting from default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pools of mortgages, the provision of a reserve fund, or a combination thereof, to ensure, subject to certain limitations, that scheduled payments on the underlying pool are made in a timely fashion. Protection against losses resulting from default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such credit support can be provided by among other things, payment guarantees, letters of credit, pool insurance, subordination, or any combination thereof.

     SUBORDINATION; SHIFTING OF INTEREST; RESERVE FUND. In order to achieve ratings on one or more classes of Mortgage Pass-Throughs, one or more classes of certificates may be subordinate certificates which provide that the rights of the subordinate certificate-holders to receive any or a specified portion of distributions with respect to the underlying mortgage loans may be subordinated to the rights of the senior certificate-holders. If so structured, the subordination feature may be enhanced by distributing to the senior certificate-holders on certain distribution dates, as payment of principal, a specified percentage (which generally declines over time) of all principal payments received during the preceding prepayment period ("shifting interest credit enhancement"). This will have the effect of accelerating the amortization of the senior certificates while increasing the interest in the trust fund evidenced by the subordinate certificates. Increasing the interest of the subordinate certificates relative to that of the senior certificates is intended to preserve the availability of the subordination provided by the subordinate certificates. In addition, because the senior certificate-holders in a shifting interest credit enhancement structure are entitled to receive a percentage of principal prepayments which is greater than their proportionate interest in the trust fund, the rate of principal prepayments on the mortgage loans will have an even greater effect on the rate of principal payments and the amount of interest payments on, and the yield to maturity of, the senior certificates.

     In addition to providing for a preferential right of the senior certificate-holders to receive current distributions from the mortgage pool, a reserve fund may be established relating to such certificates (the "Reserve Fund"). The Reserve Fund may be created with an initial cash deposit by the originator or servicer and augmented by the retention of distributions otherwise available to the subordinate certificate-holders or by excess servicing fees until the Reserve Fund reaches a specified amount.

     The subordination feature, and any Reserve Fund, are intended to enhance the likelihood of timely receipt by senior certificate-holders of the full amount of scheduled monthly payments of principal and interest due them and will protect the senior certificate-holders against certain losses; however, in certain circumstances the Reserve Fund could be depleted and temporary shortfalls could result. In the event the Reserve Fund is depleted before the subordinated amount is reduced to zero, senior certificate-holders will nevertheless have a preferential right to receive current distributions from the mortgage pool to the extent of the then outstanding subordinated amount. Unless otherwise specified, until the subordinated amount is reduced to zero, on any distribution date any amount otherwise distributable to the subordinate certificates or, to the extent specified, in the Reserve Fund will generally be used to offset the amount of any losses realized with respect to the mortgage loans ("Realized Losses"). Realized Losses remaining after application of such amounts will generally be applied to reduce the ownership interest of the subordinate certificates in the mortgage pool. If the subordinated amount has been reduced to zero, Realized Losses generally will be allocated pro rata among
                                                                  --------
all certificate-holders in proportion to their respective outstanding interests in the mortgage pool.

     ALTERNATIVE CREDIT ENHANCEMENT. As an alternative, or in addition to the credit enhancement afforded by subordination, credit enhancement for Mortgage Pass-Throughs may be provided by mortgage insurance, hazard insurance, by the deposit of cash, certificates of deposit, letters of credit, a limited guaranty or by such other methods as are acceptable to a rating agency. In certain circumstances, such as where credit enhancement is provided by guarantees or a letter of credit, the security is subject to credit risk because of its exposure to an external credit enhancement provider.

     VOLUNTARY ADVANCES. Generally, in the event of delinquencies in payments on the mortgage loans underlying the Mortgage Pass-Throughs, the servicer agrees to make advances of cash for the benefit of certificate-holders, but only to the extent that it determines such voluntary advances will be recoverable from future payments and collections on the mortgage loans or otherwise.

     OPTIONAL TERMINATION. Generally, the servicer may, at its option with respect to any certificates, repurchase all of the underlying mortgage loans remaining outstanding at such time as the aggregate outstanding principal balance of such mortgage loans is less than a specified percentage (generally 5-10%) of the aggregate outstanding principal balance of the mortgage loans as of the cut-off date specified with respect to such series.

     MULTIPLE CLASS MORTGAGE-BACKED SECURITIES AND COLLATERALIZED MORTGAGE OBLIGATIONS. A Fund may invest in multiple class securities including collateralized mortgage obligations ("CMOs") and REMIC Certificates. These securities may be issued by U.S. Government agencies and instrumentalities such as Fannie Mae or Freddie Mac or by trusts formed by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class mortgage-backed securities represent direct ownership interests in, a pool of mortgage loans or mortgage-backed securities the payments on which are used to make payments on the CMOs or multiple class mortgage-backed securities.

     Fannie Mae REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae. In addition, Fannie Mae will be obligated to distribute the principal balance of each class of REMIC Certificates in full, whether or not sufficient funds are otherwise available.

     Freddie Mac guarantees the timely payment of interest on Freddie Mac REMIC Certificates and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates ("PCs"). PCs represent undivided interests in specified level payment, residential mortgages or participation therein purchased by Freddie Mac and placed in a PC pool. With respect to principal payments on PCs, Freddie Mac generally guarantees ultimate collection of all principal of the related mortgage loans without offset or deduction. Freddie Mac also guarantees timely payment of principal of certain PCs.

     CMOs and guaranteed REMIC Certificates issued by Fannie Mae and Freddie Mac are types of multiple class mortgage-backed securities. Investors may purchase beneficial interests in REMICs, which are known as "regular" interests or "residual" interests. The Funds do not intend to purchase residual interests in REMICs. The REMIC Certificates represent beneficial ownership interests in a REMIC trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac or Ginnie Mae guaranteed mortgage-backed securities (the "Mortgage Assets"). The obligations of Fannie Mae or Freddie Mac under their respective guaranty of the REMIC Certificates are obligations solely of Fannie Mae or Freddie Mac, respectively.

     CMOs and REMIC Certificates are issued in multiple classes. Each class of CMOs or REMIC Certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the Mortgage Loans or the Mortgage Assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.

     The principal of and interest on the Mortgage Assets may be allocated among the several classes of CMOs or REMIC Certificates in various ways. In certain structures (known as "sequential pay" CMOs or REMIC Certificates), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs or REMIC Certificates in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs or REMIC Certificates until all other classes having an earlier final distribution date have been paid in full.

     Additional structures of CMOs and REMIC Certificates include, among others, "parallel pay" CMOs and REMIC Certificates. Parallel pay CMOs or REMIC Certificates are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

     A wide variety of REMIC Certificates may be issued in parallel pay or sequential pay structures. These securities include accrual certificates (also known as "Z-Bonds"), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class ("PAC") certificates, which are parallel pay REMIC Certificates that generally require that specified amounts of principal be applied on each payment date to one or more classes or REMIC Certificates (the "PAC Certificates"), even though all other principal payments and prepayments of the Mortgage Assets are then required to be applied to one or more other classes of the Certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying mortgage assets. These tranches tend to have market prices and yields that are much more volatile than other PAC classes.

     STRIPPED MORTGAGE-BACKED SECURITIES. The Balanced and Real Estate Securities Funds may invest in stripped mortgage-backed securities ("SMBS"), which are derivative multiclass mortgage securities. Although the market for such securities is increasingly liquid, certain SMBS may not be readily marketable and will be considered illiquid for purposes of the Fund's limitation on investments in illiquid securities. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest from Mortgage Assets are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

INVERSE FLOATING RATE SECURITIES
================================

     Balanced Fund may invest up to 5% of its net assets in leveraged inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be deemed to be illiquid securities for purposes of the Fund's 15% limitation on investments in such securities.

ASSET-BACKED SECURITIES
=======================

     Asset-backed securities represent participation in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements and other categories of receivables. Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation, or other credit enhancements may be present.

     Like mortgage-backed securities, asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. A Fund's ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. To the extent that a Fund invests in asset-backed securities, the values of such Fund's portfolio securities will vary with changes in market interest rates generally and the differentials in yields among various kinds of asset-backed securities.

     Asset-backed securities present certain additional risks that are not presented by mortgage-backed securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Credit card receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than residential real property. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS
==================================================

     Each Fund may purchase and sell futures contracts and may also purchase and write options on futures contracts. CORE U.S. Equity, CORE Large Cap Growth and CORE Small Cap Equity Funds may only enter into such transactions with respect to the S&P 500 Index, for the CORE U.S. Equity Fund and a representative index in the case of the CORE Large Cap Growth and CORE Small Cap Equity

Funds. The other Funds may purchase and sell futures contracts based on various securities (such as U.S. Government securities), securities indices, foreign currencies and other financial instruments and indices. Each Fund will engage in futures and related options transactions, only for bona fide hedging purposes as defined below or for purposes of seeking to increase total return to the extent permitted by regulations of the Commodity Futures Trading Commission ("CFTC"). All futures contracts entered into by a Fund are traded on U.S. exchanges or boards of trade that are licensed and regulated by the CFTC or on foreign exchanges.

     FUTURES CONTRACTS. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

     When interest rates are rising or securities prices are falling, a Fund can seek through the sale of futures contracts to offset a decline in the value of its current portfolio securities. When rates are falling or prices are rising, a Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. Similarly, each Fund (other than CORE U.S. Equity, CORE Large Cap Growth and CORE Small Cap Equity Funds) can sell futures contracts on a specified currency to protect against a decline in the value of such currency and its portfolio securities which are quoted or denominated in such currency. Each Fund (other than CORE U.S. Equity, CORE Large Cap Growth and CORE Small Cap Equity Funds) can purchase futures contracts on foreign currency to establish the price in U.S. dollars of a security quoted or denominated in such currency that such Fund has acquired or expects to acquire.

     Positions taken in the futures market are not normally held to maturity, but are instead liquidated through offsetting transactions which may result in a profit or a loss. While each Fund will usually liquidate futures contracts on securities or currency in this manner, a Fund may instead make or take delivery of the underlying securities or currency whenever it appears economically advantageous for the Fund to do so. A clearing corporation associated with the exchange on which futures are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

     HEDGING STRATEGIES. Hedging, by use of futures contracts, seeks to establish with more certainty than would otherwise be possible the effective price, rate of return or currency exchange rate on portfolio securities or securities that a Fund owns or proposes to acquire. A Fund may, for example, take a "short" position in the futures market by selling futures contracts to seek to hedge against an anticipated rise in interest rates or a decline in market prices or (other than CORE U.S. Equity, CORE Large Cap Growth and CORE Small Cap Equity Funds) foreign currency rates that would adversely affect the dollar value of such Fund's portfolio securities. Similarly, each Fund (other than CORE U.S. Equity, CORE Large Cap Growth and CORE Small Cap Equity Funds) may sell futures contracts on a currency in which its portfolio securities are quoted or denominated or in one currency to seek to hedge against fluctuations in the value of securities quoted or denominated in a different currency if there is an established historical pattern of correlation between the two currencies. If, in the opinion of the applicable Adviser, there is a sufficient degree of correlation between price trends for a Fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, a Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in a Fund's portfolio may be more or less volatile than prices of such futures contracts, the Advisers will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having a Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting a Fund's securities portfolio. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of a Fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

     On other occasions, a Fund may take a "long" position by purchasing such futures contracts. This would be done, for example, when a Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices or rates that are currently available.

     OPTIONS ON FUTURES CONTRACTS. The acquisition of put and call options on futures contracts will give a Fund the right (but not the obligation), for a specified price, to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, a Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

     The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of a Fund's assets. By writing a call option, a Fund becomes obligated, in exchange for the premium, to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium, which may partially offset an increase in the price of securities that a Fund intends to purchase. However, a Fund becomes obligated to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. Thus, the loss incurred by a Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. A Fund will incur transaction costs in connection with the writing of options on futures.

     The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same financial instrument. There is no guarantee that such closing transactions can be effected. A Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

     OTHER CONSIDERATIONS. Each Fund will engage in futures transactions and will engage in related options transactions only for bona fide hedging as defined in the regulations of the CFTC or to seek to increase total return to the extent permitted by such regulations. A Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or which it expects to purchase. Except as stated below, each Fund's futures transactions will be entered into for traditional hedging purposes -- i.e., futures contracts will be sold to protect against a decline in the price of securities (or the currency in which they are quoted or denominated) that the Fund owns, or futures contracts will be purchased to protect the Fund against an increase in the price of securities (or the currency in which they are quoted or denominated) it intends to purchase. As evidence of this hedging intent, each Fund expects that on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities (or assets quoted or denominated in the related currency) in the cash market at the time when the futures or options position is closed out. However, in particular cases, when it is economically advantageous for a Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

     As an alternative to literal compliance with the bona fide hedging definition, a CFTC regulation permits a Fund to elect to comply with a different test. Under this test the aggregate initial margin and premiums required to establish positions in futures contracts and options on futures to seek to increase total return may not exceed 5% of the net asset value of such Fund's portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase. A Fund will engage in transactions in currency forward contracts futures contracts and, for a Fund permitted to do so, related options transactions only to the extent such transactions are consistent with the requirements of the Code for maintaining its qualification as a regulated investment company for federal income tax purposes (see "Taxation").

     Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating a Fund to purchase securities or currencies, require the Fund to segregate with its custodian cash or liquid assets in an amount equal to the underlying value of such contracts and options.

     While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for a Fund than if it had not entered into any futures contracts or options transactions. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and a Fund may be exposed to risk of loss.

     Perfect correlation between a Fund's futures positions and portfolio positions will be difficult to achieve because no futures contracts based on individual equity or corporate fixed-income securities are currently available. The only futures contracts available to hedge a Fund's portfolio are various futures on U.S. Government securities, securities indices and foreign currencies. In addition, it is not possible for a Fund to hedge fully or perfectly against currency fluctuations affecting the value of securities quoted or denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations.

OPTIONS ON SECURITIES AND SECURITIES INDICES
============================================

     WRITING COVERED OPTIONS. Each Fund may write (sell) covered call and put options on any securities in which it may invest (other than CORE U.S. Equity and CORE Large Cap Growth Funds). A call option written by a Fund obligates such Fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. All call options written by a Fund are covered, which means that such Fund will own the securities subject to the option as long as the option is outstanding or such Fund will use the other methods described below. A Fund's purpose in writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, a Fund may forego the opportunity to profit from an increase in the market price of the underlying security.

     A put option written by a Fund would obligate such Fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. All put options written by a Fund would be covered, which means that such Fund would have deposited with its custodian cash or liquid assets with a value at least equal to the exercise price of the put option. The purpose of writing such options is to generate additional income for the Fund. However, in return for the option premium, each Fund accepts the risk that it may be required to purchase the underlying securities at a price in excess of the securities' market value at the time of purchase.

     Call and put options written by a Fund will also be considered to be covered to the extent that the Fund's liabilities under such options are wholly or partially offset by its rights under call and put options purchased by the Fund.

     In addition, a written call option or put option may be covered by maintaining cash or liquid assets (either of which may be quoted or denominated in any currency) in a segregated account, by entering into an offsetting forward contract and/or by purchasing an offsetting option which, by virtue of its exercise price or otherwise, reduces a Fund's net exposure on its written option position.

     A Fund may also write (sell) covered call and put options on any securities index composed of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

     A Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities in its portfolio. A Fund may cover call and put options on a securities index by maintaining cash or liquid assets with a value equal to the exercise price in a segregated account with its custodian.

     A Fund may terminate its obligations under an exchange traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions."

     PURCHASING OPTIONS. Each Fund (other than the CORE U.S. Equity and CORE Large Cap Growth Funds) may purchase put and call options on any securities in which it may invest or options on any securities index composed of securities in which it may invest. A Fund would also be able to enter into closing sale transactions in order to realize gains or minimize losses on options it had purchased.

     A Fund would normally purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest. The purchase of a call option would entitle a Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. A Fund would ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise such a Fund would realize either no gain or a loss on the purchase of the call option.

     A Fund would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or in securities in which it may invest. The purchase of a put option would entitle a Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of a Fund's securities. Put options may also be purchased by a Fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise such a Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying portfolio securities.

     A Fund would purchase put and call options on securities indices for the same purposes as it would purchase options on individual securities. For a description of options on securities indices, see "Writing Covered Options" above.

     YIELD CURVE OPTIONS. Balanced Fund, with respect to up to 5% of its net assets, may enter into options on the yield "spread" or differential between two securities. Such transactions are referred to as "yield curve" options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments.
Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

     Balanced Fund may purchase or write yield curve options for the same purposes as other options on securities. For example, Balanced Fund may purchase a call option on the yield spread between two securities if it owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. Balanced Fund may also purchase or write yield curve options in an effort to increase its current income if, in the judgment of the Adviser, Balanced Fund will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, if the spread moves in a direction or to an extent which was not anticipated.

     Yield curve options written by the Balanced Fund will be "covered." A call (or put) option is covered if the Balanced Fund holds another call (or put) option on the spread between the same two securities and maintains in a segregated account with its custodian cash or liquid assets sufficient to cover the Balanced Fund's net liability under the two options. Therefore, the Balanced Fund's liability for such a covered option is generally limited to the difference between the amount of the Balanced Fund's liability under the option written by the Balanced Fund less the value of the option held by the Balanced Fund. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter, and because they have been only recently introduced, established trading markets for these options have not yet developed.

     RISKS ASSOCIATED WITH OPTIONS TRANSACTIONS. There is no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option or at any particular time. If a Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if a Fund is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

     Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

     Each Fund may purchase and sell both options that are traded on U.S. and foreign exchanges and options traded over-the-counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the Securities and Exchange Commission ("SEC") changes its position, each Fund will treat purchased over-the-counter options and all assets used to cover written over-the-counter options as illiquid securities, except that with respect to options written with primary dealers in U.S. Government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the formula.

     Transactions by each Fund in options on securities and indices will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert. Thus, the number of options which a Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Advisers. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

     The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of protective puts for hedging purposes depends in part on the Adviser's ability to predict future price fluctuations and the degree of correlation between the options and securities markets.

REAL ESTATE INVESTMENT TRUSTS
=============================

     Each Fund may invest in shares of REITs. The Real Estate Securities Fund expects that a substantial portion of its total assets will be invested in REITs. REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interest. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like regulated investment companies such as the Funds, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements under the Code. A Fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by a Fund.

     Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the Investment Company Act of 1940, as amended (the "Act"). REITs (especially mortgage REITs) are also subject to interest rate risks.

WARRANTS AND STOCK PURCHASE RIGHTS
==================================

     Each Fund may invest up to 5% of its net assets, calculated at the time of purchase, in warrants or rights (other than those acquired in units or attached to other securities) which entitle the holder to buy equity securities at a specific price for a specific period of time. A Fund will invest in warrants and rights only if such equity securities are deemed appropriate by the Adviser for investment by the Fund. CORE

U.S. Equity, CORE Large Cap Growth, CORE Small Cap Equity and CORE International Equity Funds have no present intention of acquiring warrants or rights. Warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

FOREIGN SECURITIES
==================

     Investments in foreign securities may offer potential benefits not available from investments solely in U.S. dollar-denominated or quoted securities of domestic issuers. Such benefits may include the opportunity to invest in foreign issuers that appear, in the opinion of the applicable Adviser, to offer better opportunity for long-term growth of capital and income than investments in U.S. securities, the opportunity to invest in foreign countries with economic policies or business cycles different from those of the United States and the opportunity to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that do not necessarily move in a manner parallel to U.S. markets.

     Investing in foreign securities involves certain special considerations, including those set forth below, which are not typically associated with investing in U.S. dollar-denominated or quoted securities of U.S. issuers. Investments in foreign securities usually involve currencies of foreign countries. Accordingly, any Fund that invests in foreign securities may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversions between various currencies. Balanced, CORE International Equity, International Equity, Emerging Markets Equity and Asia Growth Funds may be subject to currency exposure independent of their securities positions.

     Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks or the failure to intervene or by currency controls or political developments in the United States or abroad.

     Since foreign issuers generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a U.S. company. Volume and liquidity in most foreign securities markets are less than in the United States and securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although each Fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of foreign securities exchanges, brokers, dealers and listed and unlisted companies than in the United States.

     Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when some of a Fund's assets are uninvested and no return is earned on such assets. The inability of a Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio securities or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect a Fund's investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

     Each Fund may invest in foreign securities which take the form of sponsored and unsponsored American Depository Receipts ("ADRs") and Global Depository Receipts ("GDRs") and (except for CORE

U.S. Equity, CORE Large Cap Growth and CORE Small Cap Equity Funds) may also invest in European Depository Receipts ("EDRs") or other similar instruments representing securities of foreign issuers (together, "Depository Receipts").

     ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs are traded on domestic exchanges or in the U.S. over-the-counter market and, generally, are in registered form. EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in the non-U.S. securities markets. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

     To the extent a Fund acquires Depository Receipts through banks which do not have a contractual relationship with the foreign issuer of the security underlying the Depository Receipts to issue and service such Depository Receipts (unsponsored), there may be an increased possibility that the Fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments.

     Each Fund (except CORE U.S. Equity, CORE Large Cap Growth and CORE Small Cap Equity Funds) may invest in countries with emerging economies or securities markets. Political and economic structures in many of such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of such countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. See "Investing in Emerging Markets, including Asia," below.

     A Fund (other than CORE U.S. Equity, CORE Large Cap Growth and CORE Small Cap Equity Funds) may invest in securities of issuers domiciled in a country other than the country in whose currency the instrument is denominated or quoted. The Funds may also invest in securities quoted or denominated in the European Currency Unit ("ECU"), which is a "basket" consisting of specified amounts of the currencies of certain of the member states of the European Community. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Community from time to time to reflect changes in relative values of the underlying currencies. In addition, the Funds may invest in securities quoted or denominated in other currency "baskets."

     INVESTING IN EMERGING MARKETS, INCLUDING ASIA. CORE International Equity, International Equity, Asia Growth and Emerging Markets Equity Funds are intended for long-term investors who can accept the risks associated with investing primarily in equity and equity-related securities of foreign issuers, including Emerging Countries issuers (in the case of Emerging Markets Equity and International Equity Funds) and Asian Companies (as defined in the Prospectus) (in the case of Asia Growth Fund), as well as the risks associated with investments quoted or denominated in foreign currencies. Balanced, Growth and Income, CORE International Equity, Small Cap Equity, Mid Cap Equity and Capital Growth Funds may invest, to a lesser extent, in equity and equity-related securities of foreign issuers; including Emerging Countries issuers. In addition, certain of Balanced, CORE International Equity, International Equity, Emerging Markets Equity and Asia Growth Fund's potential investment and management techniques entail special risks. Asia Growth Fund concentrates on companies that the Advisers believe are taking full advantage of the region's growth and that have the potential for long-term capital appreciation. The Advisers believe that Asia offers an attractive investment environment and that new opportunities will continue to emerge in the years ahead.

     The pace of change in many Emerging Countries, and in particular those in Asia, over the last 10 years has been rapid. Accelerating economic growth in the region has combined with capital market development, high government expenditure, increasing consumer wealth and taxation policies favoring company expansion. As a result, stock market returns in many Emerging Countries have
been relatively attractive.   See "Risk Factors" in the Prospectus.

     Each of the securities markets of the Emerging Countries is less liquid and subject to greater price volatility and has a smaller market capitalization than the U.S. securities markets. Issuers and securities markets in such countries are not subject to as extensive and frequent accounting, financial and other reporting requirements or as comprehensive government regulations as are issuers and securities markets in the U.S. In particular, the assets and profits appearing on the financial statements of Emerging Country issuers may not reflect their financial position or results of operations in the same manner as financial statements for U.S. issuers. Substantially less information may be publicly available about Emerging Country issuers than is available about issuers in the United States.

     Certain of the Emerging Country securities markets are marked by a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors. The markets for securities in certain Emerging Countries are in the earliest stages of their development. Even the markets for relatively widely traded securities in Emerging Countries may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the securities markets of developed countries. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. The limited liquidity of Emerging Country markets may also affect a Fund's ability to accurately value its portfolio securities or to acquire or dispose of securities at the price and time it wishes to do so or in order to meet redemption requests.

     Transaction costs, including brokerage commissions or dealer mark-ups, in Emerging Countries may be higher than in the United States and other developed securities markets. In addition, existing laws and regulations are often inconsistently applied. As legal systems in Emerging Countries develop, foreign investors may be adversely affected by new or amended laws and regulations. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.

     Foreign investment in the securities markets of several of the Asian countries is restricted or controlled to varying degrees. These restrictions may limit a Fund's investment in certain of the Asian countries and may increase the expenses of the Fund. Certain Emerging Countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. In addition, the repatriation of both investment income and capital from several of the Emerging Countries is subject to restrictions such as the need for certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operation of the Balanced, CORE International Equity, International Equity, Emerging Markets Equity and Asia Growth Funds. A Fund may be required to establish special custodial or other arrangements before investing in certain emerging countries.

     Each of the Emerging Countries may be subject to a greater degree of economic, political and social instability than is the case in the United States, Japan and most Western European countries. Such instability may result from, among other things, the following: (i) authoritarian governments or military involvement in political and economic decision making, including changes or attempted changes in governments through extra-constitutional means;
(ii) popular unrest associated with demands for improved political, economic or social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection or conflict. Such economic, political and social instability could disrupt the principal financial markets in which the Funds may invest and adversely affect the value of the Funds' assets.

     The economies of Emerging Countries may differ unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments. Many Emerging Countries have experienced in the past, and continue to experience, high rates of inflation. In certain countries inflation has at times accelerated rapidly to hyperinflationary levels, creating a negative interest rate environment and sharply eroding the value of outstanding financial assets in those countries. The economies of many Emerging Countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners. In addition, the economies of some Emerging Countries are vulnerable to weakness in world prices for their commodity exports.

     A Fund's income and, in some cases, capital gains from foreign stocks and securities will be subject to applicable taxation in certain of the countries in which it invests, and treaties between the U.S. and such countries may not be available in some cases to reduce the otherwise applicable tax rates. See "Taxation."

     Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of a Fund is uninvested and no return is earned on such assets. The inability of a Fund to make intended security purchases or sales due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio securities or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser.

     FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS.   Growth and Income, Mid Cap
Equity, Capital Growth and Small Cap Equity Funds may enter into forward foreign currency exchange contracts for hedging purposes. Balanced, CORE International Equity, International Equity, Emerging Markets Equity and Asia Growth Funds may enter into forward foreign currency exchange contracts for hedging purposes and to seek to increase total return. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are generally charged at any stage for trades.

     At the maturity of a forward contract a Fund may either accept or make delivery of the currency specified in the contract or, at or prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

     A Fund may enter into forward foreign currency exchange contracts in several circumstances. First, when a Fund enters into a contract for the purchase or sale of a security denominated or quoted in a foreign currency, or when a Fund anticipates the receipt in a foreign currency of dividend or interest payments on such a security which it holds, the Fund may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying transactions, the Fund will attempt to protect itself against an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

     Additionally, when the Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of U.S. dollars, the amount of foreign currency approximating the value of some or all of such Fund's portfolio securities quoted or denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Using forward contracts to protect the value of a Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which a Fund can achieve at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the U.S. dollar value of only a portion of a Fund's foreign assets.

     Balanced, CORE International Equity, International Equity, Emerging Markets Equity and Asia Growth Funds may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities quoted or denominated in a different currency if GSAM or GSAMI determines that there is a pattern of correlation between the two currencies. Balanced, CORE International Equity, International Equity, Emerging Markets Equity and Asia Growth Funds may also purchase and sell forward contracts to seek to increase total return when GSAM or GSAMI anticipates that the foreign currency will appreciate or depreciate in value, but securities quoted or denominated in that currency do not present attractive investment opportunities and are not held in the Fund's portfolio.

     A Fund's custodian will place cash or liquid assets into a segregated account of such Fund in an amount equal to the value of the Fund's total assets committed to the consummation of forward foreign currency exchange contracts requiring the Fund to purchase foreign currencies or, in the case of Balanced, CORE International Equity, International Equity, Emerging Markets Equity and Asia Growth Funds forward contracts entered into to seek to increase total return. If the value of the securities placed in the segregated account declines, additional cash or liquid assets will be placed in the account on a daily basis so that the value of the account will equal the amount of a Fund's commitments with respect to such contracts. The segregated account will be marked-to-market on a daily basis. Although the contracts are not presently regulated by the CFTC, the CFTC may in the future assert authority to regulate these contracts. In such event, a Fund's ability to utilize forward foreign currency exchange contracts may be restricted.

     While a Fund will enter into forward contracts to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. Thus, while the Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between a Fund's portfolio holdings of securities quoted or denominated in a particular currency and forward contracts entered into by such Fund. Such imperfect correlation may cause a Fund to sustain losses which will prevent the Fund from achieving a complete hedge or expose the Fund to risk of foreign exchange loss.

      Markets for trading foreign forward currency contracts offer less protection against defaults than is available when trading in currency instruments on an exchange. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive a Fund of unrealized profits or force the Fund to cover its commitments for purchase or resale, if any, at the current market price.

     WRITING AND PURCHASING CURRENCY CALL AND PUT OPTIONS. Each Fund (except CORE U.S. Equity, CORE Large Cap Growth and CORE Small Cap Equity Funds) may write covered put and call options and purchase put and call options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of portfolio securities and against increases in the U.S. dollar cost of securities to be acquired. As with other kinds of option transactions, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received. If and when a Fund seeks to close out an option, the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to a Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies to be written or purchased by a Fund will be traded on U.S. and foreign exchanges or over-the-counter.

     Balanced, CORE International Equity, International Equity, Emerging Markets Equity and Asia Growth Funds may use options on currency to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates for a different currency with a pattern of correlation. In addition, Balanced, International Equity, Emerging Markets Equity and Asia Growth Funds may purchase call options on currency to seek to increase total return when the Adviser anticipates that the currency will appreciate in value, but the securities quoted or denominated in that currency do not present attractive investment opportunities and are not included in the Fund's portfolio.

     A call option written by a Fund obligates a Fund to sell specified currency to the holder of the option at a specified price if the option is exercised at any time before the expiration date. A put option written by a Fund would obligate a Fund to purchase specified currency from the option holder at a specified price if the option is exercised at any time before the expiration date. The writing of currency options involves a risk that a Fund will, upon exercise of the option, be required to sell currency subject to a call at a price that is less than the currency's market value or be required to purchase currency subject to a put at a price that exceeds the currency's market value. For a description of how to cover written put and call options, see "Written Covered Options" above.

     A Fund may terminate its obligations under a call or put option by purchasing an option identical to the one it has written. Such purchases are referred to as "closing purchase transactions." A Fund would also be able to enter into closing sale transactions in order to realize gains or minimize losses on options purchased by the Fund.

     A Fund would normally purchase call options on foreign currency in anticipation of an increase in the U.S. dollar value of currency in which securities to be acquired by a Fund are quoted or denominated. The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified currency at a specified price during the option period. A Fund would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option.

     A Fund would normally purchase put options in anticipation of a decline in the U.S. dollar value of currency in which securities in its portfolio are quoted or denominated ("protective puts"). The purchase of a put option would entitle a Fund, in exchange for the premium paid, to sell specified currency at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the dollar value of a Fund's portfolio securities due to currency exchange rate fluctuations. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying currency or portfolio securities.

     In addition to using options for the hedging purposes described above, Balanced, CORE International Equity, International Equity, Emerging Markets Equity and Asia Growth Funds may use options on currency to seek to increase total return. Balanced, CORE International Equity, International Equity, Emerging Markets Equity and Asia Growth Funds may write (sell) covered put and call options on any currency in order to realize greater income than would be realized on portfolio securities transactions alone. However, in writing covered call options for additional income, Balanced, CORE International Equity, International Equity, Emerging Markets Equity and Asia Growth Funds may forego the opportunity to profit from an increase in the market value of the underlying currency. Also, when writing put options, Balanced, CORE International Equity, International Equity, Emerging Markets Equity and Asia Growth Funds accept, in return for the option premium, the risk that they may be required to purchase the underlying currency at a price in excess of the currency's market value at the time of purchase.

     Balanced, CORE International Equity, International Equity, Emerging Markets Equity and Asia Growth Funds would normally purchase call options to seek to increase total return in anticipation of an increase in the market value of a currency. Balanced, CORE International Equity, International Equity, Emerging Markets Equity and Asia Growth Funds would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs. Otherwise Balanced, CORE International Equity, International Equity, Emerging Markets Equity and Asia Growth Funds would realize either no gain or a loss on the purchase of the call option. Put options may be purchased by a Fund for the purpose of benefiting from a decline in the value of currencies which it does not own. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs. Otherwise the Fund would realize either no gain or a loss on the purchase of the put option.

     SPECIAL RISKS ASSOCIATED WITH OPTIONS ON CURRENCY. An exchange traded options position may be closed out only on an options exchange which provides a secondary market for an option of the same series. Although a Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time.
For some options no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that a Fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the sale of underlying securities pursuant to the exercise of put options. If a Fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying currency (or security quoted or denominated in that currency) until the option expires or it delivers the underlying currency upon exercise.

     There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of the Options Clearing Corporation inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.

     A Fund may purchase and write over-the-counter options to the extent consistent with its limitation on investments in illiquid securities. Trading in over-the-counter options is subject to the risk that the other party will be unable or unwilling to close out options purchased or written by a Fund.

     The amount of the premiums which a Fund may pay or receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option purchasing and writing activities.

CURRENCY SWAPS, MORTGAGE SWAPS, INDEX SWAPS AND INTEREST RATE SWAPS, CAPS,
==========================================================================
FLOORS AND COLLARS
==================

     The Balanced, CORE International Equity, International Equity, Emerging Markets Equity and Asia Growth Funds may, with respect to up to 5% of their net assets, enter into currency swaps for both hedging purposes and to seek to increase total return. In addition, the Balanced and Real Estate Securities Funds may, with respect to 5% of its net assets, enter into mortgage, index and interest rate swaps and other interest rate swap arrangements such as rate caps, floors and collars, for hedging purposes or to seek to increase total return. Currency swaps involve the exchange by a Fund with another party of their respective rights to make or receive payments in specified currencies. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. Index swaps involve the exchange by a Fund with another party of the respective amounts payable with respect to a notional principal amount at interest rates equal to two specified indices. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

     A Fund will enter into interest rate, mortgage and index swaps only on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Interest rate, index and mortgage swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate, index and mortgage swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the other party to an interest rate, index or mortgage swap defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive. In contrast, currency swaps usually involve the delivery of a gross payment stream in one designated currency in exchange for the gross payment stream in another designated currency.
Therefore, the entire payment stream under a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. To the extent that the net amount payable under an interest rate, index or mortgage swap and the entire amount of the payment stream payable by a Fund under a currency swap or an interest rate floor, cap or collar is held in a segregated account consisting of cash or liquid assets the Funds and the Advisers believe that swaps do not constitute senior securities under the Act and, accordingly, will not treat them as being subject to a Fund's borrowing restrictions.

     A Fund will not enter into swap transactions unless the unsecured commercial paper, senior debt or claims paying ability of the other party thereto is considered to be investment grade by the Adviser.

     The use of interest rate, mortgage, index and currency swaps, as well as interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If an Adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of a Fund would be less favorable than it would have been if this investment technique were not used. The staff of the SEC currently take the position that swaps, caps, floors and collars are illiquid and thus subject to a Fund's 15% limitation on investments in illiquid securities.

LENDING OF PORTFOLIO SECURITIES
===============================

     Each Fund may lend portfolio securities. Under present regulatory policies, such loans may be made to institutions such as brokers or dealers and would be required to be secured continuously by collateral in cash, cash equivalents or U.S. Government securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. A Fund would be required to have the right to call a loan and obtain the securities loaned at any time on five days' notice. For the duration of a loan, a Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation from investment of the collateral. A Fund would not have the right to vote any securities having voting rights during the existence of the loan, but a Fund would call the loan in anticipation of an important vote to be taken among holders of the securities or the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit there are risks of delay in recovering, or even loss of rights in, the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by the Advisers to be of good standing, and when, in the judgment of the Advisers, the consideration which can be earned currently from securities loans of this type justifies the attendant risk. If the Advisers determine to make securities loans, it is intended that the value of the securities loaned would not exceed one-third of the value of the total assets of a Fund.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS
==============================================

     Each Fund may purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis. These transactions involve a commitment by a Fund to purchase or sell securities at a future date. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges. A Fund will purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or negotiate a commitment after entering into it. A Fund may realize a capital gain or loss in connection with these transactions. For purposes of determining a Fund's duration, the maturity of when-issued or forward commitment securities will be calculated from the commitment date. A Fund is required to hold and maintain in a segregated account with the Fund's custodian until three days prior to the settlement date, cash and liquid assets in an amount sufficient to meet the purchase price. Alternatively, a Fund may enter into offsetting contracts for the forward sale of other securities that it owns. Securities purchased or sold on a when-issued or forward commitment basis involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date.

INVESTMENT IN UNSEASONED COMPANIES
==================================

     Each Fund may invest up to 5% of its net assets, calculated at the time of purchase, in companies (including predecessors) which have operated less than three years, except that this limitation does not apply to debt securities which have been rated investment grade or better by at least one nationally recognized statistical rating organization. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

OTHER INVESTMENT COMPANIES
==========================

     A Fund reserves the right to invest up to 5% of its net assets in the securities of other investment companies but may not acquire more than 3% of the voting securities of any other investment company. Pursuant to an exemptive order obtained from the SEC, the Funds may invest in money market funds for which an Adviser or any of its affiliates serves as investment adviser. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests in addition to the advisory and administration fees paid by the Fund. However, to the extent that the Fund invests in a money market fund for which an Adviser or any of its affiliates acts as adviser, the advisory and administration fees payable by the Fund to an Adviser will be reduced by an amount equal to the Fund's proportionate share of the advisory and administration fees paid by such money market fund to the Adviser.

REPURCHASE AGREEMENTS
=====================

     Each Fund may enter into repurchase agreements with selected broker-dealers, banks or other financial institutions. A repurchase agreement is an arrangement under which a Fund purchases securities and the seller agrees to repurchase the securities within a particular time and at a specified price. Custody of the securities is maintained by a Fund's custodian. The repurchase price may be higher than the purchase price, the difference being income to a Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a Fund together with the repurchase price on repurchase. In either case, the income to a Fund is unrelated to the interest rate on the security subject to the repurchase agreement.

     For purposes of the Act and generally for tax purposes, a repurchase agreement is deemed to be a loan from a Fund to the seller of the security. For other purposes, it is not clear whether a court would consider the security purchased by a Fund subject to a repurchase agreement as being owned by a Fund or as being collateral for a loan by a Fund to the seller. In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, a Fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. If the court characterizes the transaction as a loan and a Fund has not perfected a security interest in the security, a Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Fund would be at risk of losing some or all of the principal and interest involved in the transaction.

     As with any unsecured debt instrument purchased for a Fund, the Advisers seek to minimize the risk of loss from repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the security. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. However, if the market value of the security subject to the repurchase agreement becomes less than the repurchase price (including accrued interest), a Fund will direct the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price. Certain repurchase agreements which provide for settlement in more than seven days can be liquidated before the nominal fixed term on seven days or less notice. Such repurchase agreements will be regarded as liquid instruments.

     In addition, a Fund, together with other registered investment companies having advisory agreements with the Advisers or their affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

                            INVESTMENT RESTRICTIONS

     The following investment restrictions have been adopted by the Trust as fundamental policies that cannot be changed without the affirmative vote of the holders of a majority (as defined in the Act) of the outstanding voting securities of the affected Fund. The investment objective of each Fund and all other investment policies or practices of each Fund are considered by the Trust not to be fundamental and accordingly may be changed without shareholder approval. See "Investment Objectives and Policies" in the Prospectus. For purposes of the Act, "majority" means the lesser of (a) 67% or more of the shares of the Trust or a Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust or a Fund are present or represented by proxy, or (b) more than 50% of the shares of the Trust or a Fund. For purposes of the following limitations, any limitation which involves a maximum percentage shall not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by, a Fund. With respect to the Funds' fundamental investment restriction no. 3, asset coverage of at least 300% (as defined in the Act), inclusive of any amounts borrowed, must be maintained at all times.

       A Fund may not:

          (1) make any investment inconsistent with the Fund's classification as a diversified company under the Investment Company Act of 1940, as amended (the "Act"). This restriction does not, however, apply to any Fund classified as a non-diversified company under the Act.

          (2) invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (other than the Goldman Sachs Real Estate Securities Fund, which will invest at least 25% or more of its total assets in the real estate industry) (excluding the U.S. Government or any of its agencies or instrumentalities).

          (3) borrow money, except (a) the Fund may borrow from banks (as defined in the Act) or through reverse repurchase agreements in amounts up to 33-1/3% of its total assets (including the amount borrowed), (b) the Fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (c) the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, (d) the Fund may purchase securities on margin to the extent permitted by applicable law and (e) the Fund may engage transactions in mortgage dollar rolls which are accounted for as financings.

          (4) make loans, except through (a) the purchase of debt obligations in accordance with the Fund's investment objective and policies,
               (b) repurchase agreements with banks, brokers, dealers and other financial institutions, and (c) loans of securities as permitted by applicable law.

          (5) underwrite securities issued by others, except to the extent that the sale of portfolio securities by the Fund may be deemed to be an underwriting.

          (6) purchase, hold or deal in real estate, although a Fund may purchase and sell securities that are secured by real estate or interests therein, securities of real estate investment trusts and mortgage-related securities and may hold and sell real estate acquired by a Fund as a result of the ownership of securities.

          (7) invest in commodities or commodity contracts, except that the Fund may invest in currency and financial instruments and contracts that are commodities or commodity contracts.

          (8) issue senior securities to the extent such issuance would violate applicable law.

     Each Fund may, notwithstanding any other fundamental investment restriction or policy, invest some or all of its assets in a single open-end investment company or series thereof with substantially the same investment objective, restrictions and policies as the Fund.

     In addition to the fundamental policies mentioned above, the Trustees have adopted the following non-fundamental policies which can be changed or amended by action of the Trustees without approval of shareholders.

     A Fund may not:

     (a) Invest in companies for the purpose of exercising control or management.

     (b) Invest more than 15% of the Fund's net assets in illiquid investments including repurchase agreements maturing in more than seven days, securities which are not readily marketable and restricted securities not eligible for resale pursuant to Rule 144A under the 1933 Act.

     (c) Purchase additional securities if the Fund's borrowings (excluding covered mortgage dollar rolls) exceed 5% of its net assets.

     (d)  Make short sales of securities, except short sales against the box.

                                   MANAGEMENT

     Information pertaining to the Trustees and officers of the Trust is set forth below. Trustees and officers deemed to be "interested persons" of the Trust for purposes of the Act are indicated by an asterisk.

NAME, AGE                POSITIONS      PRINCIPAL OCCUPATION(S)
AND ADDRESS              WITH TRUST     DURING PAST 5 YEARS
-----------              ----------     -------------------
Ashok N. Bakhru, 53      Chairman       Executive Vice President- Finance and
1325 Ave. of Americas    & Trustee      Administration and Chief Financial Officer,
New York, NY 10019                      Coty Inc. (since April 1996); President,
                                        ABN Associates (June 1994 through March
                                        1996); Senior Vice President of Scott
                                        Paper Company until June 1994; Director
                                        of Arkwright Mutual Insurance Company;
                                        Trustee of International House of
                                        Philadelphia; Member of Cornell
                                        University Council; Trustee of the Walnut
                                        Street Theater.

*David B. Ford, 51       Trustee        Managing Director, Goldman Sachs (since 1996);
One New York Plaza                      General Partner, Goldman Sachs (1986-1996);
New York, NY 10004                      Co-Head of Goldman Sachs Asset Management
                                        (since December 1994).

*Douglas C. Grip, 35      Trustee       Vice President, Goldman Sachs (since May 1996);
One New York Plaza        & President   President, MFS Retirement Services Inc., of
New York, NY 10004                      Massachusetts Financial Services (prior thereto).

*John P. McNulty, 44      Trustee       Managing Director, Goldman Sachs (since 1996);
One New York Plaza                      General Partner of Goldman Sachs (1990-1994
New York, NY 10004                      and 1995-1996); Co-Head of Goldman Sachs Asset
                                        Management (since November 1995); Limited Partner
                                        of Goldman Sachs (1994 to November 1995).

Mary P. McPherson, 60     Trustee       President of Bryn Mawr College (since 1978);
Taylor Hall                             Director of Josiah Macy, Jr, Foundation (since
Bryn Mawr, PA 19010                     1977); Director of the Philadelphia Contributionship
                                        (since 1985); Director of Amherst College
                                        (since 1986); Director of Dayton Hudson
                                        Corporation (since 1988); Director of the
                                        Spencer Foundation (since 1993); and member
                                        of PNC Advisory Board (since 1993).

NAME, AGE                     POSITIONS      PRINCIPAL OCCUPATION(S)
AND ADDRESS                   WITH TRUST     DURING PAST 5 YEARS
-----------                   ----------     -------------------
*Alan A. Shuch, 48            Trustee        Limited Partner, Goldman Sachs (since 1994);
One New York Plaza                           Director and Vice President of Goldman Sachs
New York, NY  10004                          Funds Management Inc. (from April 1990 to
                                             November 1994); President and Chief Operating
                                             Officer, GSAM (from September 1988 to November 1994).

Jackson W. Smart, 66          Trustee        Chairman, Executive Committee, First
One Northfield Plaza # 218                   Commonwealth, Inc. (a managed dental care
Northfield, IL  60093                        company, since January 1996); Chairman and Chief
                                             Executive Officer, MSP Communications Inc. (a company
                                             engaged in radio broadcasting) (since November 1988),
                                             Director, Federal Express Corporation (since 1976),
                                             Evanston Hospital Corporation (since 1980), First
                                             Commonwealth, Inc. (since 1988) and North American
                                             Private Equity Group (a venture capital fund).

William H. Springer, 67       Trustee        Vice Chairman and Chief Financial and
701 Morningside Drive                        Administrative Officer, (February 1987 to June
Lake Forest, IL  60045                       1991) of Ameritech (a telecommunications holding company;
                                             Director, Walgreen Co. (a retail drug store business);
                                             Director of Baker, Fentress & Co. (a closed-end,
                                             non-diversified management investment company)
                                             (April 1992 to present).

Richard P. Strubel, 57        Trustee        Managing Director, Tandem Partners, Inc.
70 West Madison St. Ste 1400                 (since 1990); President and Chief Executive Officer,
Chicago, IL  60602                           Microdot, Inc. (a diversified manufacturer of fastening
                                             systems and connectors) (January 1984 to October 1994).

*Scott M. Gilman, 37          Treasurer      Director, Mutual Funds Administration,
One New York Plaza                           Goldman Sachs Asset Management (since April 1994);
New York, NY  10004                          Assistant Treasurer, Goldman Sachs Funds Management, Inc.
                                             (since March 1993); Vice President, Goldman Sachs
                                             (since March 1990).

*John M. Perlowski, 32        Assistant      Vice President, Goldman Sachs (since July 1995);
One New York Plaza            Treasurer      Director, Investors Bank and Trust, November 1993
New York, NY 10004                           to July 1995); Audit Manager of Arthur Andersen LLP (prior thereto).

*Pauline Taylor, 50           Vice           Vice President of Goldman Sachs (since June
4900 Sears Tower              President      1992);  Director Shareholder Servicing
Chicago, IL  60606                           (since June 1992).


NAME, AGE                    POSITIONS         PRINCIPAL OCCUPATION(S)
AND ADDRESS                  WITH TRUST        DURING PAST 5 YEARS
-----------                  ----------        -------------------
*John W. Mosior, 58          Vice              Vice President, Goldman Sachs and Manager
4900 Sears Tower              President        of Shareholder Servicing of GSAM (since
Chicago, IL  60606                             November 1989).

*Nancy L. Mucker, 47         Vice              Vice President, Goldman Sachs (since April
4900 Sears Tower              President        1985); Manager of Shareholder Servicing of
Chicago, IL  60606                             GSAM since November 1989).

*Michael J. Richman, 36      Secretary         Associate General Counsel of Goldman Sachs Asset
85 Broad Street                                Management (since February 1994);
New York, NY  10004                            Vice President and Assistant General Counsel
                                               of Goldman Sachs (since June 1992); Counsel
                                               to the Funds Group, GSAM (since June 1992);
                                               Partner, Hale and Dorr (September 1991 to
                                               June 1992).

*Howard B. Surloff, 31       Assistant         Assistant General Counsel and Vice President,
85 Broad Street               Secretary        Goldman Sachs (since November 1993 and May
New York, NY  10004                            1994 respectively); Counsel to the Funds Group,
                                               Goldman Sachs Asset Management (since November 1993);
                                               Associate of Shereff Friedman, Hoffman & Goodman (prior thereto).

*Valerie A. Zondorak, 31     Assistant         Vice President, Goldman Sachs (since March
85 Broad Street               Secretary        1997); Counsel to the Funds Group, Goldman
New York, New York 10004                       Sachs Asset Management (since March 1997);
                                               Associate of Shereff Friedman, Hoffman &
                                               Goodman (prior thereto).

*Steven E. Hartstein, 33     Assistant         Legal Products Analyst, Goldman Sachs (June
85 Broad Street               Secretary        1993 to present); Funds Compliance Officer,
New York, NY  10004                            Citibank Global Asset Management (August 1991
                                               to June 1993).

*Deborah Farrell, 25         Assistant         Administrative Assistant, Goldman Sachs since
85 Broad Street               Secretary        January 1994.  Formerly at Cleary Gottlieb, Steen
New York, NY 10004                             and Hamilton.

*Kaysie P. Uniacke, 36       Assistant         Vice President and Senior Portfolio Manager,
One New York Plaza            Secretary         Goldman Sachs Asset Management (since 1988).
New York, NY 10004

NAME, AGE                POSITIONS      PRINCIPAL OCCUPATION(S)
AND ADDRESS              WITH TRUST     DURING PAST 5 YEARS
-----------              ----------     -------------------
*Elizabeth D.
Anderson, 2 7            Assistant      Portfolio Manager, GSAM (since April 1996);
One New York Plaza        Secretary     Junior Portfolio Manager, Goldman Sachs
New York, NY 10004                      Asset Management (since 1993); Funds Trading
                                        Assistant, GSAM (1993-1995); Compliance Analyst,
                                        Prudential Insurance (1991-1993).

     As of March 24, 1997, the Trustees and officers of the Trust as a group owned less than 1% of the outstanding shares of beneficial interest of each Fund.

     The Trust pays each Trustee, other than those who are "interested persons" of Goldman Sachs, a fee for each Trustee meeting attended and an annual fee. Such Trustees are also reimbursed for travel expenses incurred in connection with attending such meetings.

The following table sets forth certain information with respect to the compensation of each Trustee of the Trust (or its predecessors) for the one-year period ended January 31, 1997:

                                                 Pension or               Total
                                                 Retirement        Compensation
                                                   Benefits  from Goldman Sachs
                             Aggregate           Accrued as        Mutual Funds
                          Compensation              Part of      (including the
Name of Trustee         from the Funds***   Funds' Expenses              Funds)*
----------------------  ------------------  ---------------  ------------------

Paul C. Nagel, Jr.**                $3,775               $0             $62,450
Ashok N. Bakhru                      3,969                0              69,299
Marcia L. Beck                           0                0                   0
David B. Ford                            0                0                   0
Douglas C. Grip                          0                0                   0
Alan A. Shuch                            0                0                   0
Jackson W. Smart                     3,388                0              58,954
William H. Springer                  3,388                0              58,954
Richard P. Strubel                   3,388                0              58,954

______________

     * The Goldman Sachs Mutual Funds consisted of 29 mutual funds on January 31, 1997.

    **    Retired as of June 30, 1996.

   *** Effective May 1, 1997, the Funds were reorganized from series of Goldman Sachs Equity Portfolios, Inc. (the "Corporation") into the Trust. The amounts shown in the column reflect compensation paid to the Trustees by the Corporation.

MANAGEMENT SERVICES
===================

     As stated in the Funds' Prospectus, GSFM, One New York Plaza, New York, New York, a Delaware limited partnership and an affiliate of Goldman Sachs, 85 Broad Street, New York, New York, serves as investment adviser to CORE U.S. Equity and Capital Growth Funds. GSAM, One New York Plaza, New York, New York, a separate operating division of Goldman Sachs, serves as investment adviser to Balanced, Growth and Income, CORE Large Cap Growth, CORE Small Cap Equity, CORE International Equity, Real Estate Securities, Mid Cap Equity and Small Cap Equity Funds. GSAMI, 133 Peterborough Court, London, England, EC4A 2BB serves as investment adviser to International Equity, Emerging Markets Equity and Asia Growth Funds. See "Management" in the Funds' Prospectus for a description of the applicable Adviser's duties to the Funds.

     Founded in 1869, Goldman Sachs is among the oldest and largest investment banking firms in the United States. Goldman Sachs is a leader in developing portfolio strategies and in many fields of investing and financing, participating in financial markets worldwide and serving individuals, institutions, corporations and governments. Goldman Sachs is also among the principal market sources for current and thorough information on companies, industrial sectors, markets, economies and currencies, and trades and makes markets in a wide range of equity and debt securities 24-hours a day. The firm is headquartered in New York and has offices throughout the U.S. and in Beijing, Frankfurt, George Town, Hong Kong, London, Madrid, Mexico City, Milan, Montreal, Osaka, Paris, Sao Paulo, Seoul, Shanghai, Singapore, Sydney, Taipei, Tokyo, Toronto, Vancouver and Zurich. It has trading professionals throughout the United States, as well as in London, Tokyo, Hong Kong and Singapore. The active participation of Goldman Sachs in the world's financial markets enhances its ability to identify attractive investments.

     The Advisers are able to draw on the substantial research and market expertise of Goldman Sachs whose investment research effort is one of the largest in the industry. With an annual equity research budget approaching $160 million, the Goldman Sachs Global Investment Research Department covers approximately 1,700 companies, including approximately 1,000 U.S. corporations in 60 industries. The in-depth information and analyses generated by Goldman Sachs' research analysts are available to the Advisers. For more than a decade, Goldman Sachs has been among the top-ranked firms in Institutional Investor's annual "All-America Research Team" survey. In addition, many of Goldman Sachs' economists, securities analysts, portfolio strategists and credit analysts have consistently been highly ranked in respected industry surveys conducted in the U.S. and abroad. Goldman Sachs is also among the leading investment firms using quantitative analytics (now used by a growing number of investors) to structure and evaluate portfolios.

     In managing the Funds, the Advisers have access to Goldman Sachs' economics research. The Economics Research Department conducts economic, financial and currency markets research which analyzes economic trends and interest and exchange rate movement worldwide. The Economics Research Department tracks factors such as inflation and money supply figures, balance of trade figures, economic growth, commodity prices, monetary and fiscal policies, and political events that can influence interest rates and currency trends. The success of Goldman Sachs' international research team has brought wide recognition to its members. The team has earned top rankings in the Institutional Investor's annual "All British Research Team Survey" in the following categories:
Economics (U.K.) 1986-1993; Economics/International 1989-1993; and Currency Forecasting 1986-1993. In addition, the team has also earned top rankings in the annual "Extel Financial Survey" of U.K. investment managers in the following categories: U.K. Economy 1989-1995; International Economies 1986, 1988-1995; and Currency Movements 1986-1993.

     In allocating assets among foreign countries and currencies for the Funds which can invest in foreign securities (in particular, the CORE International Equity, International Equity, Emerging Markets Equity and Asia Growth Funds), the Advisers will have access to the Global Asset Allocation Model. The model is based on the observation that the prices of all financial assets, including foreign currencies, will adjust until investors globally are comfortable holding the pool of outstanding assets. Using the model, the Advisers will estimate the total returns from each currency sector which are consistent with the average investor holding a portfolio equal to the market capitalization of the financial assets among those currency sectors. These estimated equilibrium returns are then combined with the expectations of Goldman Sachs' research professionals to produce an optimal currency and asset allocation for the level of risk suitable for a Fund given its investment objectives and criteria.

     Each Fund's management agreement provides that the Advisers may render similar services to others as long as the services provided by the Advisers thereunder are not impaired thereby.

     The CORE Small Cap Equity, CORE International Equity and Real Estate Securities Funds management agreements were initially approved by the Trustees, including a majority of the non-interested Trustees (as defined below) who are not parties to the management agreement, on July 22, 1997. The CORE Large Cap Growth and Emerging Markets Equity Funds management agreements were initially approved by the Trustees, including a majority of the non-interested Trustees (as defined below) who are not parties to the management agreement, on April 23, 1997. The other Funds' management agreements were most recently approved by the Trustees, including a majority of the Trustees who are not parties to the management agreement or "interested persons" (as such term is defined in the Act) of any party thereto (the "non-interested Trustees"), on April 23, 1997. These arrangements were most recently approved by the shareholders of each Fund (other than CORE Large Cap Growth, CORE Small Cap Equity, CORE International Equity, Real Estate Securities and Emerging Markets Equity Funds) on April 21, 1997. The sole shareholder of the CORE Large Cap Growth Fund approved these arrangements on April 30, 1997. Each management agreement will remain in effect until June 30, 1998 from year to year thereafter provided such continuance is specifically approved at least annually by (a) the vote of a majority of the outstanding voting securities of such Fund or a majority of the Trustees, and
(b) the vote of a majority of the non-interested Trustees, cast in person at a meeting called for the purpose of voting on such approval. Each management agreement will terminate automatically if assigned (as defined in the Act) and is terminable at any time without penalty by the Trustees or by vote of a majority of the outstanding voting securities of the affected Fund on 60 days' written notice to the Adviser and by the Adviser on 60 days' written notice to the Trust.

     Pursuant to the management agreements the Advisers are entitled to receive the fees listed below, payable monthly of such Fund's average daily net assets. In addition, the Advisers voluntarily agreed to limit its management fee to an annual rate also listed below:

                                   Management    Management
                                     With Fee   Without Fee
Fund                              Limitations   Limitations
----                              ------------  ------------

GSAM
Balanced Fund                            0.65%         0.65%
Growth and Income Fund                   0.70%         0.70%
CORE Large Cap Growth Fund               0.60%         0.75%
CORE Small Cap Equity Fund               ____%         ____%
CORE International Equity Fund           ____%         ____%
Mid Cap Equity Fund                      0.75%         0.75%
Small Cap Equity Fund                    1.00%         1.00%
Real Estate Securities Fund              ____%         ____%

GSFM
CORE U.S. Equity Fund                    0.75%         0.59%
Capital Growth Fund                      1.00%         1.00%

GSAMI
International Equity Fund                1.00%         0.89%
Emerging Markets Equity Fund             1.20%         1.10%
Asia Growth Fund                         1.00%         0.86%


     GSAM, GSFM and GSAMI may discontinue or modify the above limitations in the future at their discretion, although they have no current intention to do so.

     Prior to May 1, 1997, the Funds then in operation had separate investment advisory (and subadvisory, in the case of the International Equity Fund) and administration agreements. Effective May 1, 1997, the services under such agreements were combined in the management agreement. The services required to be performed for the Funds and the combined advisory (and subadvisory, in the case of the International Equity Fund) and administration fees payable by the Funds under the former advisory (and subadvisory, in the case of the International Equity Fund) and administration agreements are identical to the services and fees under the management agreement.

     For the last three fiscal years the amounts of the combined investment advisory (and subadvisory, in the case of the International Equity Fund) and administration fees incurred by each Fund then in existence were as follows:

                                         1997               1996               1995
                                     =============      =============      =============

Balanced Fund                        $     402,183      $     193,041      $       8,858
Growth and Income Fund                   3,541,318          2,225,553            790,893
CORE U.S. Equity Fund                    1,667,381/3/         817,563/3/         693,383/2/
CORE Large Cap Growth Fund/1/                  N/A                N/A                N/A
CORE Small Cap Equity Fund/1/                  N/A                N/A                N/A
CORE International Equity Fund/1/              N/A                N/A                N/A
Capital Growth Fund                      8,697,265          9,335,745          8,724,828
Mid Cap Equity Fund/4/                     964,945            489,043                N/A
International Equity Fund                4,124,076/3/       2,794,872/2/       3,186,509/2/
Small Cap Equity Fund                    2,130,703          2,908,839          3,385,899
Emerging Market Equity Fund/1/                 N/A                N/A                N/A
Asia Growth Fund                         2,221,857/3/       1,563,641/2/         553,084/2/
Real Estate Securities Fund/1/                 N/A                N/A                N/A

----------------------------
1    Not Operational.
2 Does not give effect to the agreement (which was not in effect during such fiscal years) by GSFM, GSAM and GSAMI to limit management fees to 0.59%, 0.89% and 0.86%, respectively of CORE U.S. Equity, International Equity and Asia Growth Fund's average daily net assets.
3 Gives effect to the agreement (which was in effect as of June 15, 1995) by GSFM to limit management fees to 0.59%, 0.89% and 0.86%, respectively, of the CORE U.S. Equity, International Equity and Asia Growth Fund's average daily net assets. For the fiscal year ended January 31, 1996, had limitations not been in effect, CORE U.S. Equity Fund would have paid $1,019,639 in investment management fees. For the fiscal year ended January 31, 1997, had limitations not been in effect, CORE U.S. Equity, International Equity and Asia Growth Funds
     would have paid $2,119,552, $4,638,203 and $2,583,555, respectively, in investment management fees.
4    Commenced operations on August 1, 1995.

     Under the Management Agreement, each Adviser also: (i) supervises all non-advisory operations of each Fund that it advisers; (ii) provides personnel to perform such executive, administrative and clerical services as are reasonably necessary to provide effective administration of each Fund; (iii) arranges for at each Fund's expense (a) the preparation of all required tax returns, (b) the preparation and submission of reports to existing shareholders, (c) the periodic updating of prospectuses and statements of additional information and (d) the preparation of reports to be filed with the SEC and other regulatory authorities; (iv) maintains each Fund's records; and (v) provides office space and all necessary office equipment and services.


     ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS. The involvement of the Advisers and Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to the Funds or impede their investment activities.

     Goldman Sachs and its affiliates, including, without limitation, the Advisers and their advisory affiliates, have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) which have investment objectives similar to those of the Funds and/or which engage in transactions in the same types of securities, currencies and instruments as the Funds. Goldman Sachs and its affiliates are major participants in the global currency, equities, swap and fixed income markets, in each case both on a proprietary basis and for the accounts of customers. As such, Goldman Sachs and its affiliates are actively engaged in transactions in the same securities, currencies and instruments in which the Funds invest. Such activities could affect the prices and availability of the securities, currencies and instruments in which the Funds will invest, which could have an adverse impact on each Fund's performance. Such transactions, particularly in respect of proprietary accounts or customer accounts other than those included in the Advisers' and their advisory affiliates' asset management activities, will be executed independently of the Funds' transactions and thus at prices or rates that may be more or less favorable. When the Advisers and their advisory affiliates seek to purchase or sell the same assets for their managed accounts, including the Funds, the assets actually purchased or sold may be allocated among the accounts on a basis determined in its good faith discretion to be equitable. In some cases, this system may adversely affect the size or the price of the assets purchased or sold for the Funds.

     From time to time, the Funds' activities may be restricted because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for example, when the Advisers and/or their affiliates will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which the Advisers and/or their affiliates are performing services or when position limits have been reached.

     In connection with their management of the Funds, the Advisers may have access to certain fundamental analysis and proprietary technical models developed by Goldman Sachs and other affiliates. The Advisers will not be under any obligation, however, to effect transactions on behalf of the Funds in accordance with such analysis and models. In addition, neither Goldman Sachs nor any of its affiliates will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Funds and it is not anticipated that the Advisers will have access to such information for the purpose of managing the Funds. The proprietary activities or portfolio strategies of Goldman Sachs and its affiliates or the activities or strategies used for accounts managed by them or other customer accounts could conflict with the transactions and strategies employed by the Advisers in managing the Funds.

     The results of each Fund's investment activities may differ significantly from the results achieved by the Advisers and their affiliates for their proprietary accounts or accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that Goldman Sachs and its affiliates and such other accounts will achieve investment results which are substantially more or less favorable than the results achieved by a Fund. Moreover, it is possible that a Fund will sustain losses during periods in which Goldman Sachs and its affiliates achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible.

     The investment activities of Goldman Sachs and its affiliates for their proprietary accounts and accounts under their management may also limit the investment opportunities for the Fund in certain emerging markets in which limitations are imposed upon the aggregate amount of investment, in the aggregate or individual issuers, by affiliated foreign investors.

     An investment policy committee which may include partners of Goldman Sachs and its affiliates may develop general policies regarding a Fund's activities but will not be involved in the day-to-day management of such Fund. In such instances, those individuals may, as a result, obtain information regarding the Fund's proposed investment activities which is not generally available to the public. In addition, by virtue of their affiliation with Goldman Sachs, any such member of an investment policy committee will have direct or indirect interests in the activities of Goldman Sachs and its affiliates in securities and investments similar to those in which the Fund invests.

     In addition, certain principals and certain of the employees of the Advisers are also principals or employees of Goldman Sachs or their affiliated entities. As a result, the performance by these principals and employees of their obligations to such other entities may be a consideration of which investors in the Funds should be aware.

     Each Adviser may enter into transactions and invest in currencies or instruments on behalf of a Fund in which customers of Goldman Sachs serve as the counterparty, principal or issuer. In such cases, such party's interests in the transaction will be adverse to the interests of a Fund, and such party may have no incentive to assure that the Funds obtain the best possible prices or terms in connection with the transactions. Goldman Sachs and its affiliates may also create, write or issue derivative instruments for customers of Goldman Sachs or its affiliates, the underlying securities or instruments of which may be those in which a Fund invests or which may be based on the performance of a Fund. The Funds may, subject to applicable law, purchase investments which are the subject of an underwriting or other distribution by Goldman Sachs or its affiliates and may also enter transactions with other clients of Goldman Sachs or its affiliates where such other clients have interests adverse to those of the Funds. At times, these activities may cause departments of the Firm to give advice to clients that may cause these clients to take actions adverse to the interests of the client. To the extent affiliated transactions are permitted, the Funds will deal with Goldman Sachs and its affiliates on an arms-length basis.

     Each Fund will be required to establish business relationships with its counterparties based on the Fund's own credit standing. Neither Goldman Sachs nor its affiliates will have any obligation to allow their credit to be used in connection with a Fund's establishment of its business relationships, nor is it expected that a Fund's counterparties will rely on the credit of Goldman Sachs or any of its affiliates in evaluating the Fund's creditworthiness.

     From time to time, Goldman Sachs or any of its affiliates may, but is not required to, purchase and hold shares of a Fund in order to increase the assets of the Fund. Increasing a Fund's assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Fund's expense ratio. Goldman Sachs reserves the right to redeem at any time some or all of the shares of a Fund acquired for its own account. A large redemption of shares of a Fund by Goldman Sachs could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund's investment flexibility, portfolio diversification and expense ratio. Goldman Sachs will consider the effect of redemptions on a Fund and other shareholders in deciding whether to redeem its shares.

     It is possible that a Fund's holdings will include securities of entities for which Goldman Sachs performs investment banking services as well as securities of entities in which Goldman Sachs makes a market. From time to time, Goldman Sachs' activities may limit the Funds' flexibility in purchases and sales of securities. When Goldman Sachs is engaged in an underwriting or other distribution of securities of an entity, the Advisers may be prohibited from purchasing or recommending the purchase of certain securities of that entity for the Funds.


DISTRIBUTOR AND TRANSFER AGENT
==============================

     Goldman Sachs serves as the exclusive distributor of shares of the Funds pursuant to a "best efforts" arrangement as provided by a distribution agreement with the Trust on behalf of each Fund. Pursuant to the distribution agreement, after the Prospectus and periodic reports have been prepared, set in type and mailed to shareholders, Goldman Sachs will pay for the printing and distribution of copies thereof used in connection with the offering to prospective investors. Goldman Sachs will also pay for other supplementary sales literature and advertising costs. Goldman Sachs may enter into sales agreements with certain investment dealers and other financial service firms (the "Authorized Dealers") to solicit subscriptions for Class A, Class B and Class C Shares of the Funds. Goldman Sachs receives a portion of the sales charge imposed on the sale, in the case of Class A Shares, or redemption in the case of Class B and Class C Shares, of such Fund shares. No Class B Shares were outstanding during the fiscal years ended January 31, 1995 and 1996. No Class C Shares were outstanding during the fiscal years ended January 31, 1995, 1996 and 1997.

     Goldman Sachs retained the following commissions on sales of Class A and Class B Shares during the following periods:

                                        1997       1996      1995
                                     ==========  ========  ========

Balanced Fund                        $   94,000  $ 28,000  $ 14,000
Growth and Income Fund                  555,000   771,000   361,000
CORE U.S. Equity Fund                   380,000   108,000    58,000
CORE Large Cap Growth Fund/1/               N/A       N/A       N/A
CORE Small Cap Equity Fund/1/               N/A       N/A       N/A
CORE International Equity Fund/1/           N/A       N/A       N/A
Capital Growth Fund                     323,000   523,000   815,000
International Equity Fund             1,563,000   211,000   660,000
Small Cap Equity Fund                   219,000   202,000   868,000
Emerging Market Equity Fund/1/              N/A       N/A       N/A
Asia Growth Fund                      1,397,000   507,000   829,000
Real Estate Securities Fund/1/       N/A              N/A  N/A

______________________________

1    Not operational.


     Goldman Sachs serves as the Trust's transfer agent. Under its transfer agency agreement with the Trust, Goldman Sachs has undertaken with the Trust to
(i) record the issuance, transfer and redemption of shares, (ii) provide confirmations of purchases and redemptions, and quarterly statements, as well as certain other statements, (iii) provide certain information to the Trust's custodian and the relevant sub-custodian in connection with redemptions, (iv) provide dividend crediting and certain disbursing agent services, (v) maintain shareholder accounts, (vi) provide certain state Blue Sky and other information,
(vii) provide shareholders and certain regulatory authorities with tax related information, (viii) respond to shareholder inquiries, and (ix) render certain other miscellaneous services. As compensation for the services rendered to the Trust by Goldman Sachs as transfer agent and the assumption by Goldman Sachs of the expenses related thereto. For the last three fiscal years the amounts paid to Goldman Sachs by each Fund then in existence for transfer agency services performed were as follows:

                                      Class A & B     Class A      Class A
                                          1997          1996         1995
                                      ===========     ========     ========
Balanced Fund                           $148,576      $ 72,067     $ 20,000
Growth and Income Fund                   870,527       542,671      262,158
CORE U.S. Equity Fund                    319,246       103,682      151,230
CORE Large Cap Growth Fund/1/                N/A           N/A          N/A
CORE Small Cap Equity Fund/1/                N/A           N/A          N/A
CORE International Equity Fund/1/            N/A           N/A          N/A
Capital Growth Fund                      908,310       549,844      694,014
International Equity Fund                586,243       129,313      481,169
Small Cap Equity Fund                    511,883       254,292      600,618
Emerging Markets Equity Fund/1/              N/A           N/A          N/A
Asia Growth Fund                         385,114       192,097      120,000
Real Estate Securities Fund/1/               N/A           N/A          N/A

                                      Institutional Shares      Service Shares  Institutional Shares
                                            1997                     1997              1996
                                      ====================      ==============  ====================
Balanced Fund/1/                           $    N/A               $    N/A          $    N/A
Growth and Income Fund                           15                    488               N/A
CORE U.S. Equity Fund/2/                        N/A                    N/A            11,571
CORE Large Cap Growth Fund/1/                   N/A                    N/A               N/A
CORE Small Cap Equity Fund/1/                   N/A                    N/A               N/A
CORE International Equity Fund/1/               N/A                    N/A               N/A
Capital Growth Fund/1/                          N/A                    N/A               N/A
Mid Cap Equity Fund/3/                       51,464                    N/A            26,082
International Equity Fund/2/                    N/A                    N/A               N/A
Small Cap Equity Fund/1/                        N/A                    N/A               N/A
Emerging Markets Equity Fund/1/                 N/A                    N/A               N/A
Asia Growth Fund/2/                             N/A                    N/A               N/A
Real Estate Securities Fund/1/                  N/A                    N/A               N/A

___________________________

1  Not operational.
2  Contractually set to 0.
3  Commenced operations on August 1, 1995.

          The Trust's distribution and transfer agency agreements each provide that Goldman Sachs may render similar services to others so long as the services Goldman Sachs provides thereunder are not impaired thereby. Such agreements also provide that the Trust will indemnify Goldman Sachs against certain liabilities.


EXPENSES
========

          Except as set forth in the Prospectus under "Management," the Trust is responsible for the payment of its expenses. The expenses include, without limitation, the fees payable to the Advisers, the fees and expenses payable to the Trust's custodian and subcustodians, transfer agent fees, brokerage fees and commissions, filing fees for the registration or qualification of the Trust's shares under federal or state securities laws, expenses of the organization of the Trust, fees and expenses incurred by the Trust in connection with membership in investment company organizations, taxes, interest, costs of liability insurance, fidelity bonds or indemnification, any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against, the Trust for violation of any law, legal and auditing fees and expenses (including the cost of legal and certain accounting services rendered by employees of GSAM, GSAMI and Goldman Sachs with respect to the Trust), expenses of preparing and setting in type prospectuses, statements of additional information, proxy material, reports and notices and the printing and distributing of the same to the Trust's shareholders and regulatory authorities, any expenses assumed by a Fund pursuant to its distribution, authorized dealer, service and administration plans, compensation and expenses of its "non-interested" Trustees and extraordinary expenses, if any, incurred by the Trust. Except for fees under any distribution, authorized dealer, service, administration or service plans applicable to a particular class and transfer agency fees, all Fund expenses are borne on a non-class specific basis.

          The Adviser to the Balanced, Growth and Income, CORE U.S. Equity, CORE Large Cap Growth, CORE Small Cap Equity, CORE International Equity, Real Estate Securities, Mid Cap Equity, International Equity, Emerging Markets Equity and Asia Growth Funds has voluntarily agreed to reduce or limit certain "Other Expenses" of such Funds (excluding management, distribution, authorized dealer, administration and service fees, taxes, interest and brokerage fees and litigation, indemnification and other extraordinary expenses, and in the case of each Fund other than Balanced and CORE Large Cap Growth Funds, transfer agency fees) to the extent such expenses exceed 0.10%, 0.11%, 0.06%, 0.05%, ___%, ___%,
___%, 0.06%, 0.20%, 0.16% and 0.24% per annum of such Funds' average daily net assets, respectively. Such reductions or limits, if any, are calculated monthly on a cumulative basis and may be discontinued or modified by the applicable Adviser in its discretion at any time.

          Fees and expenses of legal counsel, registering shares of a Fund, holding meetings and communicating with shareholders may include an allocable portion of the cost of maintaining an internal legal and compliance department. Each Fund may also bear an allocable portion of the applicable Adviser's costs of performing certain accounting services not being provided by a Fund's Custodian.

          For the last three fiscal years the amounts of certain "Other Expenses" of each Fund then in existence that were reduced or otherwise limited were as follows:

                                       1997      1996      1995
                                     ========  ========  ========
Balanced Fund                        $319,552  $192,405  $ 95,906
Growth and Income Fund                      0         0   106,725
CORE U.S. Equity Fund                 104,833   110,581       N/A
CORE Large Cap Growth Fund/1/             N/A       N/A       N/A
CORE Small Cap Equity Fund/1/             N/A       N/A       N/A
CORE International Equity Fund/1/         N/A       N/A       N/A
Capital Growth Fund                       N/A       N/A       N/A
Mid Cap Equity Fund/2/                 72,441    85,515       N/A
International Equity Fund             144,265       N/A       N/A
Small Cap Equity Fund                     N/A       N/A       N/A
Emerging Markets Equity Fund/1/           N/A       N/A       N/A
Asia Growth Fund                       50,407         0    35,905
Real Estate Securities Fund/1/            N/A       N/A       N/A

________________________________
1  Not operational.
2  Commenced operations on August 1, 1995.


CUSTODIAN AND SUB-CUSTODIANS
============================

     State Street, P.O. Box 1713, Boston, Massachusetts 02105, is the custodian of the Trust's portfolio securities and cash. State Street also maintains the Trust's accounting records. State Street may appoint sub-custodians from time to time to hold certain securities purchased by the Trust and to hold cash for the Trust.

INDEPENDENT PUBLIC ACCOUNTANTS
==============================

     Arthur Andersen, LLP, independent public accountants, One International Place, Boston, Massachusetts 02110, have been selected as auditors of the Trust. In addition to audit services, Arthur Andersen, LLP prepares the Trust's federal and state tax returns, and provides consultation and assistance on accounting, internal control and related matters.


                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     The Advisers are responsible for decisions to buy and sell securities for the Funds, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a securities exchange are effected through brokers who charge a commission for their services. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, Goldman Sachs.

     In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of a security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

     In placing orders for portfolio securities of a Fund, the Advisers are generally required to give primary consideration to obtaining the most favorable price and efficient execution under the circumstances. This means that an Adviser will seek to execute each transaction at a price and commission, if any, which provides the most favorable total cost or proceeds reasonably attainable in the circumstances. As permitted by Section 28(e) of the Securities Exchange Act of 1934, the Fund may pay a broker which provides brokerage and research services to the Fund an amount of disclosed commission in excess of the commission which another broker would have charged for effecting that transaction. Such practice is subject to a good faith determination by the Trustees that such commission is reasonable in light of the services provided and to such policies as the Trustees may adopt from time to time. While the Advisers generally seek reasonably competitive spreads or commissions, a Fund will not necessarily be paying the lowest spread or commission available. Within the framework of this policy, the Advisers will consider research and investment services provided by brokers or dealers who effect or are parties to portfolio transactions of a Fund, the Advisers and their affiliates, or their other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include research reports on particular industries and companies, economic surveys and analyses, recommendations as to specific securities and other products or services (e.g., quotation equipment and computer related costs and expenses), advice concerning the value of securities, the advisability of investing in, purchasing or selling securities, the availability of securities or the purchasers or sellers of securities, furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts, effecting securities transactions and performing functions incidental thereto (such as clearance and settlement) and providing lawful and appropriate assistance to the Advisers in the performance of their decision-making responsibilities. Such services are used by the Advisers in connection with all of their investment activities, and some of such services obtained in connection with the execution of transactions for a Fund may be used in managing other investment accounts. Conversely, brokers furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets are far larger than those of a Fund, and the services furnished by such brokers may be used by the Advisers in providing management services for the Trust.

     In circumstances where two or more broker-dealers offer comparable prices and execution capability, preference may be given to a broker-dealer which has sold shares of the Fund as well as shares of other investment companies or accounts managed by the Advisers. This policy does not imply a commitment to execute all portfolio transactions through all broker-dealers that sell shares of the Fund.

     On occasions when an Adviser deems the purchase or sale of a security to be in the best interest of a Fund as well as its other customers (including any other fund or other investment company or advisory account for which such Adviser acts as investment adviser or subadviser), the Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for such other customers in order to obtain the best net price and most favorable execution under the circumstances. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the applicable Adviser in the manner it considers to be equitable and consistent with its fiduciary obligations to such Fund and such other customers. In some instances, this procedure may adversely affect the price and size of the position obtainable for a Fund.

     Commission rates in the U.S. are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Trustees.

     Subject to the above considerations, the Advisers may use Goldman Sachs as a broker for a Fund. In order for Goldman Sachs to effect any portfolio transactions for each Fund, the commissions, fees or other remuneration received by Goldman Sachs must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. This standard would allow Goldman Sachs to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Trustees, including a majority of the Trustees who are not "interested" Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Goldman Sachs are consistent with the foregoing standard. Brokerage transactions with Goldman Sachs are also subject to such fiduciary standards as may be imposed upon Goldman Sachs by applicable law.

  For the past three fiscal years, each Fund in existence paid brokerage commissions as follows:

                                                         Total                Total          Brokerage
                                                       Brokerage            Amount of       Commissions
                                         Total        Commissions          Transaction         Paid
                                       Brokerage        Paid to             on which        to Brokers
                                      Commissions      Affiliated          Commissions       Providing
                                         Paid           Persons               Paid           Research
                                      ===========  ==================  ===================  ===========
Fiscal Year Ended
January 31, 1997:

Balanced Fund                          $   62,072  $  5,112 (8%)/1/    $ 1,057,742(15%)/2/      $     0
Growth and Income Fund                    779,396    77,587(10%)/1/      13,310,208(9%)/2/            0
CORE U.S. Equity Fund                     279,620          0(0%)/1/       6,706,824(0%)/2/            0
CORE Large Cap Growth Fund/ 3/                N/A          N/A                 N/A                  N/A
CORE Small Cap Equity Fund/ 3/                N/A          N/A                 N/A                  N/A
CORE International Equity Fund/ 3/            N/A          N/A                 N/A                  N/A
Capital Growth Fund                     1,460,140   304,052(21%)/1/      29,920,578(1%)/2/       42,039
Mid Cap Equity Fund                       364,294     22,134(6%)/1/       6,655,100(7%)/2/            0
International Equity Fund               1,529,436               0(0%)    48,059,958(0%)/2/            0
Small Cap Equity Fund                     758,205     36,087(5%)/1/      16,439,842(1%)/2/            0
Emerging Markets Equity Fund/3/               N/A          N/A                 N/A                  N/A
Asia Growth Fund                        1,554,313     50,624(3%)/1/     102,609,295(4%)/2/            0
Real Estate Securities Fund/ 3/               N/A          N/A                 N/A                  N/A

                                                        Total                Total            Brokerage
                                                      Brokerage            Amount of         Commissions
                                         Total       Commissions          Transaction           Paid
                                       Brokerage       Paid to              on which         to Brokers
                                      Commissions     Affiliated          Commissions         Providing
                                         Paid          Persons                Paid            Research
                                      ===========  ================  ======================  ===========

Fiscal Year Ended
January 31, 1996:

Balanced Fund                          $   56,860  $  7,391(13%)/1/  $   29,697,202(13%)/2/           $0
Growth and Income Fund                    841,605     71,218(8%)/1/      425,040,430(9%)/2/            0
CORE U.S. Equity Fund                     121,424          0(0%)/1/      148,427,497(0%)/2/            0
CORE Large Cap Growth Fund/3 /                N/A          N/A                   N/A                 N/A
CORE Small Cap Equity Fund/ 3/                N/A          N/A                   N/A                 N/A
CORE International Equity Fund/ 3/            N/A          N/A                   N/A                 N/A
Capital Growth Fund                     1,979,949   284,660(14%)/1/   1,034,755,196(11%)/2/            0
Mid Cap Equity Fund                       315,212    40,935(13%)/1/     142,547,552(11%)/2/            0
International Equity Fund               1,260,992     13,629(1%)/1/      359,700,166(1%)/2/            0
Small Cap Equity Fund                     690,234    72,980(11%)/1/      170,616,044(6%)/2/            0
Emerging Markets Equity Fund/3 /              N/A          N/A                   N/A                 N/A
Asia Growth Fund                        1,676,525      3,778(0%)/1/      247,662,049(2%)/2/            0
Real Estate Securities Fund/ 3/               N/A          N/A                   N/A                 N/A

                                                        Total               Total           Brokerage
                                                      Brokerage           Amount of        Commissions
                                         Total       Commissions         Transaction          Paid
                                       Brokerage       Paid to             on which        to Brokers
                                      Commissions     Affiliated         Commissions        Providing
                                         Paid          Persons               Paid           Research
                                      ===========  ================  ====================  ===========

Fiscal Year Ended
January 31, 1995:

Balanced Fund                          $    9,652  $  1,522(16%)/1/  $  7,216,224(10%)/2/           $0
Growth and Income Fund                    637,080    77,404(12%)/1/    468,165,610(7%)/2/            0
CORE U.S. Equity Fund                     119,192          0(0%)/1/     99,616,396(0%)/2/            0
CORE Large Cap Growth Fund/3/                 N/A          N/A               N/A                   N/A
CORE Small Cap Equity Fund/ 3/                N/A          N/A               N/A                   N/A
CORE International Equity Fund/ 3/            N/A          N/A               N/A                   N/A
Capital Growth Fund                     1,427,413   273,076(19%)/1/   786,135,073(13%)/2/            0
Mid Cap Equity Fund                           N/A          N/A               N/A                   N/A
International Fund                      1,799,525          0(0%)/1/    546,364,113(0%)/2/            0
Small Cap Equity Fund                     555,667     23,137(4%)/1/    392,235,715(2%)/2/            0
Emerging Markets Equity Fund/3/               N/A          N/A               N/A                   N/A
Asia Growth Fund                        1,002,148     67,754(7%)/1/    171,880,775(2%)/2/            0
Real Estate Securities Fund/ 3/               N/A          N/A               N/A                   N/A

----------------------------

1    Percentage of total commissions paid.
2 Percentage of total amount of transactions involving the payment of commissions effected through affiliated persons.
3    Not operational.

During the fiscal year ended January 31, 1997, the Trust acquired and sold securities of its regular broker-dealers: all brokers below and JP Morgan. As of January 31, 1997, the Trust held the following amounts of securities of its regular broker/dealers, as defined in Rule 10b-1 under the Act, or their parents ($ in thousands):

Fund                       Broker/Dealer    Amount
------------------------  ----------------  -------

Balanced Fund             Bear Stearns      $ 6,679
                          Lehman Brothers     2,098
                          Chase Securities      490

Growth and Income Fund    Chase Securities  $ 6,003
                          Lehman Brothers    11,099
                          Bear Stearns       19,457

Core US Equity Fund       Chase Securities    1,193
                          Smith Barney        6,439
                          Merrill Lynch       4,423
                          Morgan Stanley      2,188
                          Salomon Brothers    4,249
                          Bear Stearns        2,614
                          Lehman Brothers       659

Capital Growth Fund       Bear Stearns       13,286
                          Lehman Brothers     3,349

Mid Cap Equity Fund       Lehman Brothers     2,151
                          Bear Stearns        2,977

Small Cap Equity Fund     Bear Stearns       12,052
                          Lehman Brothers     3,038


                                NET ASSET VALUE

          Under the Act, the Trustees are responsible for determining in good faith the fair value of securities of each Fund. In accordance with procedures adopted by the Trustees, the net value per share of each class of each Fund is calculated by determining the value of the net assets attributable to each class of that Fund and dividing by the number of outstanding shares of that class.
All securities are valued as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time) on each Business Day (as defined in the Prospectus).

          In the event that the New York Stock Exchange or the national securities exchange on which stock options are traded adopt different trading hours on either a permanent or temporary basis, the Trustees will reconsider the time at which net asset value is computed. In addition, each Fund may compute its net asset value as of any time permitted pursuant to any exemption, order or statement of the SEC or its staff.

          Portfolio securities of the Fund for which accurate market quotations are available are valued as follows: (a) securities listed on any U.S. or foreign stock exchange or on the National Association of

Securities Dealers Automated Quotations System ("NASDAQ") will be valued at the last sale price on the exchange or system in which they are principally traded, on the valuation date. If there is no sale on the valuation day, securities traded principally: (i) on a U.S. exchange or NASDAQ will be valued at the mean between the closing bid and asked prices; and (ii) on a foreign exchange will be valued at the last sale price (also referred to as the close price). The last sale price for securities traded principally on a foreign exchange will be determined as of the close of the London Stock Exchange or, for securities traded on exchanges located in the Asia Pacific region, noon London time; (b) debt securities will be valued using a pricing service approved by the Trustees if such prices are believed by the investment adviser to accurately represent market value; (c) overnight repurchase agreements will be valued by the investment adviser at cost; (d) term repurchase agreements (i.e., those whose maturity exceeds seven days) and interest rate swaps, caps, collars and floors will be valued at the average of the bid quotations obtained daily from at least two dealers or, for term repurchase agreements, recognized counterparties; (e) debt securities with a remaining maturity of 60 days or less are valued by the investment adviser at amortized cost, which the Trustees have determined to approximate fair value; (e) spot and forward foreign currency exchange contracts will be valued using a pricing service such as Reuters then calculating the mean between the last bid and asked quotations supplied by certain independent dealers in such contracts; (g) exchange-traded options and futures contracts will be valued by the custodian bank at the last sale price on the exchange where such contracts and options are principally traded; and (h) over-the-counter options will be valued by an independent unaffiliated broker identified by the portfolio manager/trader and contacted by the custodian bank; and (i) all other securities, including those for which a pricing service supplies no exchange quotation or a quotation that is believed by the portfolio manager/trader to be inaccurate; will be valued at fair value as stated in the valuation procedures which were approved by the Board of Trustees. For all brokers used in this process, the custodian bank will send a letter to the broker furnishing the quotation. If accurate quotations are not readily available, such contracts will be valued by an independent unaffiliated broker identified by the portfolio manager/trader and contacted by the custodian bank. If broker quotes are used, the portfolio manager/trader will identify one independent unaffiliated broker from whom the custodian bank will obtain prices daily and another independent unaffiliated broker from whom the custodian bank will obtain quotes at least weekly. The custodian bank will promptly notify the portfolio manager/trader and a member of the GSAM Valuation Committee or a designee thereof of any deviations equal to or greater than 3% between the weekly quote and the daily quotes for the date that the weekly quotes were obtained. The investment adviser will promptly provide instructions to the custodian bank. For all brokers used in this process, the custodian bank will send a letter to the broker furnishing the quotation.

          Generally, trading in securities on European and Far Eastern securities exchanges and on over-the-counter markets is substantially completed at various times prior to the close of business on each Business Day in New York (i.e., a day on which the New York Stock Exchange is open for trading). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all Business Days in New York. Furthermore, trading takes place in various foreign markets on days which are not Business Days in New York and days on which the Funds' net asset values are not calculated. Such calculation does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of regular trading on the New York Stock Exchange will not be reflected in a Fund's calculation of net asset values unless the Trustees deem that the particular event would materially affect net asset value, in which case an adjustment will be made.

          The proceeds received by each Fund and each other series of the Trust from the issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Fund and constitute the underlying assets of that Fund or series. The underlying assets of each Fund will be segregated on the books of account, and will be charged with the liabilities in respect of such Fund and with a share of the general liabilities of the Trust. Expenses of the Trust with respect to the Funds and the other series of the Trust are generally allocated in proportion to the net asset values of the respective Funds or series except where allocations of direct expenses can otherwise be fairly made.


                            PERFORMANCE INFORMATION

          A Fund may from time to time quote or otherwise use total return, yield and/or distribution rate information in advertisements, shareholder reports or sales literature. Average annual total return and yield are computed pursuant to formulas specified by the SEC.

          Yield is computed by dividing net investment income earned during a recent thirty-day period by the product of the average daily number of shares outstanding and entitled to receive dividends during the period and the maximum public offering price per share on the last day of the relevant period. The results are compounded on a bond equivalent (semi-annual) basis and then annualized. Net investment income per share is equal to the dividends and interest earned during the period, reduced by accrued expenses for the period. The calculation of net investment income for these purposes may differ from the net investment income determined for accounting purposes.

          The distribution rate for a specified period is calculated by annualizing distributions of net investment income for such period and dividing this amount by the net asset value per share or maximum public offering price on the last day of the period.

          Average annual total return for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price at the beginning of the period, and then calculating the annual compounded rate of return which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment. It also assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period.

          Year-by-year total return and cumulative total return for a specified period are each derived by calculating the percentage rate required to make a $1,000 investment (made at the maximum public offering price with all distributions reinvested) at the beginning of such period equal to the actual total value of such investment at the end of such period. The following table indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of $1,000 in a Fund for the periods indicated.

          Occasionally statistics may be used to specify Fund volatility or risk. Measures of volatility or risk are generally used to compare a Fund's net asset value or performance relative to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market. A beta of more than 1.00 indicates volatility greater than the market, and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average, over a specified period of time. The premise is that greater volatility connotes greater risk undertaken in achieving performance.

          From time to time the Trust may publish an indication of a Fund's past performance as measured by independent sources such as (but not limited to) Lipper Analytical Services, Inc., Morningstar Mutual Funds, Weisenberger Investment Companies Service, Donoghue's Money Fund Report, Micropal, Barron's, Business Week, Consumer's Digest, Consumer's Report, Investors Business Daily, The New York Times, Kiplinger's Personal Finance Magazine, Changing Times, Financial World, Forbes, Fortune, Money, Personal Investor, Sylvia Porter's Personal Finance and The Wall Street Journal. The Trust may also advertise information which has been provided to the NASD for publication in regional and local newspapers. In addition, the Trust may from time to time advertise a Fund's performance relative to certain indices and benchmark investments, including: (a) the Lipper Analytical Services, Inc. Mutual Fund Performance Analysis, Fixed Income Analysis and Mutual Fund Indices (which measure total return and average current yield for the mutual fund industry and rank mutual fund performance); (b) the CDA Mutual Fund Report published by CDA Investment Technologies, Inc. (which analyzes price, risk and various measures of return for the mutual fund industry); (c) the Consumer Price Index published by the U.S. Bureau of Labor Statistics (which measures changes in the price of goods and services); (d) Stocks, Bonds, Bills and Inflation published by Ibbotson Associates (which provides historical performance figures for stocks, government securities and inflation); (e) the Salomon Brothers' World Bond Index (which measures the total return in U.S. dollar terms of government bonds, Eurobonds and foreign bonds of ten countries, with all such bonds having a minimum maturity of five years); (f) the Lehman Brothers Aggregate Bond Index or its component indices; (g) the Standard & Poor's Bond Indices (which measure yield and price of corporate, municipal and U.S. Government bonds); (h) the J.P. Morgan Global Government Bond Index; (i) other taxable investments including certificates of deposit (CDs), money market deposit accounts (MMDAs), checking accounts, savings accounts, money market mutual funds and repurchase agreements; (j) Donoghues' Money Fund Report (which provides industry averages for 7-day annualized and compounded yields of taxable, tax-free and U.S. Government money funds); (k) the Hambrecht & Quist Growth Stock Index; (l) the NASDAQ OTC Composite Prime Return; (m) the Russell Midcap Index; (n) the Russell 2000 Index - Total Return; (o) Russell 1000 Growth Index-Total Return; (p) the Value-Line Composite-Price Return; (q) the Wilshire 4500 Index; (r) the FT-Actuaries Europe and Pacific Index, and (s) historical investment data supplied by the research departments of Goldman Sachs, Lehman Brothers, First Boston Corporation, Morgan Stanley including (EAFE), and the Morgan Stanley Capital International Combined Asia ex Japan Free Index, the Morgan Stanley Capital International Emerging Markets Free Index, Salomon Brothers, Merrill Lynch, Donaldson Lufkin and Jenrette or other providers of such data; (t) the FT-Actuaries Europe and Pacific Index; (u) CDA/Wiesenberger Investment Companies Services or Wiesenberger Investment Companies Service; (v) The Goldman Sachs Commodities Index; and (w) information produced by Micropal, Inc.. The composition of the investments in such indices and the characteristics of such benchmark investments are not identical to, and in some cases are very different from, those of the Fund's portfolio. These indices and averages are generally unmanaged and the items included in the calculations of such indices and averages may not be identical to the formulas used by a Fund to calculate its performance figures.

          Information used in advertisements and materials furnished to present and prospective investors may include statements or illustrations relating to the appropriateness of certain types of securities and/or mutual funds to meet specific financial goals. Such information may address:


     . cost associated with aging parents;

     . funding a college education (including its actual and estimated cost);

     . health care expenses (including actual and projected expenses);

     . long-term disabilities (including the availability of, and coverage provided by, disability insurance);

     . retirement (including the availability of social security benefits, the tax treatment of such benefits and statistics and other information relating to maintaining a particular standard of living and outliving existing assets);

     . asset allocation strategies and the benefits of diversifying among asset classes;

     . the benefits of international and emerging market investments;

     . the effects of inflation on investing and saving;

     . the benefits of establishing and maintaining a regular pattern of investing and the benefits of dollar-cost averaging; and

     . measures of portfolio risk, including but not limited to, alpha, beta and standard deviation.

The Trust may from time to time use comparisons, graphs or charts in advertisements to depict the following types of information:

     . the performance of various types of securities (common stocks, small company stocks, long-term government bonds, treasury bills and certificates of deposit) over time. However, the characteristics of these securities are not identical to, and may be very different from, those of a Fund's portfolio;

     . the dollar and non-dollar based returns of various market indices (i.e., Morgan Stanley Capital International EAFE Index, FT-Actuaries Europe & Pacific Index and the Standard & Poor's Index of 500 Common Stocks) over varying periods of time;

     . total stock market capitalizations of specific countries and regions on a global basis;

     . performance of securities markets of specific countries and regions; and

     . value of a dollar amount invested in a particular market or type of security over different periods of time.

     In addition, the Trust may from time to time include rankings of Goldman, Sachs & Co.'s research department by publications such as the Institutional Investor and the Wall Street Journal in advertisements.

     {CORE Small Cap?] The CORE Large Cap Growth Fund was organized on May 1, 1997 and has no operating or performance history prior thereto. However, in accordance with interpretive positions expressed by the staff of the SEC, the Fund has adopted the adjusted performance record of a separate account managed by the Advisers for periods prior to the Funds' commencement of operations which converted into Class A Shares as of the commencement date. Any quotation of performance data of this Fund relating to this period will include the adjusted performance record of the applicable separate account. The performance record of the separate account quoted by the Fund have been adjusted downward based on the expenses applicable to Class A Shares (the class into which the separate account transferred) to reflect the expenses expected to be incurred by the Fund as stated in the expense table in the Prospectus. These expenses include any sales charges and asset-based charges (i.e., fees under Distribution and Authorized Dealer Service Plans) imposed and other operating expenses. Total return quotations will be calculated pursuant to SEC approved methodology. Prior to May 1, 1997, the separate account was a separate investment advisory account under discretionary management by the Adviser and had substantially similar investment objectives, policies and strategies as the Fund. Unlike the Fund, the separate account was not registered as an investment company under the Act and therefore was not subject to certain investment restrictions and operational requirements that are imposed on investment companies by the Act. If the separate account had been registered as an investment company under the Act, the separate account's performance may have been adversely affected by such restrictions and requirements. On May 1, 1997, the separate account transferred a portion of its assets to the Fund in exchange for Fund shares. The performance record of each other class has been linked to the performance of the separate account (based on Class A expenses) and the Class A performance for any periods prior to commencement of operations of a class of shares.

                           VALUE OF $1,000 INVESTMENT
                                 (TOTAL RETURN)

                                                                                                        Assuming no voluntary
                                                                                                       waiver of fees and no
                                                                                                       expense reimbursements
                                                                                                      -----------------------
                                                                                  Assumes   Assumes      Assumes      Assumes
                                                                               5.5% sales  no sales   5.5% sales     no sales
Fund                       Class          Time Period                              charge    charge       charge       charge
-------------------------  -------------  ----------------------------------   ----------  --------   ----------     -------
Balanced Fund              A              10/12/94-1/31/97 - Since inception      17.41%    20.32%      15.50%        18.27%
Balanced Fund              A              2/1/96-1/31/97 - One year               12.07%    18.59%      11.22%        17.69%
Balanced Fund              B              5/1/96-1/31/97 - Since inception*         N/A     16.22%        N/A         15.79%

Growth and Income          A                2/5/93-1/31/97 - Since inception      17.31%    18.98%      16.50%        18.17%
Growth and Income          A                       2/1/96-1/31/97 - One year      21.39%    28.42%      21.13%        28.14%
Growth and Income          B               5/1/96-1/31/97 - Since inception*        N/A     22.23%        N/A         22.23%
Growth and Income          Institutional   6/3/96-1/31/97 - Since inception*        N/A     20.77%        N/A         20.77%
Growth and Income          Service         3/6/96-1/31/97 - Since inception*        N/A     23.87%        N/A         23.87%

CORE U.S. Equity           A              5/24/91-1/31/97 - Since inception       13.54%    14.67%      13.25%        14.38%
CORE U.S. Equity           A              2/1/92-1/31/97 - Five year              13.99%    15.29%      13.70%        15.00%
CORE U.S. Equity           A              2/1/96-1/31/97 - One year               16.98%    23.75%      16.69%        23.44%
CORE U.S. Equity           B              5/1/96-1/31/97 - Since inception*         N/A     18.59%        N/A         18.47%
CORE U.S. Equity           Institutional  6/15/95-1/31/97 - Since inception         N/A     28.04%        N/A         27.74%
CORE U.S. Equity           Institutional  2/1/96-1/31/97 - One year                 N/A     24.63%        N/A         24.39%
CORE U.S. Equity           Service        6/7/96-1/31/97 - Since inception*         N/A     15.92%        N/A         15.71%

CORE Small Cap Equity      __                                            ___         __        __%         __        __%

CORE Large Cap Growth      A               11/1/91-1/31/97 - Since inception      18.46%    19.78%      17.30%        18.61%
CORE Large Cap Growth      A                      2/1/92-1/31/97 - Five year      17.53%    18.85%      16.38%        17.68%
CORE Large Cap Growth      A                       2/1/96-1/31/97 - One year      27.09%    34.54%      25.85%        33.23%

Capital Growth             A              4/20/90-1/31/97 - Since inception       15.57%    16.54%      15.24%        16.21%
Capital Growth             A              2/1/92-1/31/97 - Five year              15.42%    16.73%      15.14%        16.44%

                                                                                                    Assuming no voluntary
                                                                                                    waiver of fees and no
                                                                                                    expense reimbursements
                                                                                                    ----------------------
                                                                                  Assumes   Assumes      Assumes   Assumes
                                                                               5.5% sales  no sales   5.5% sales  no sales
Fund                      Class          Time Period                               charge    charge       charge    charge
------------------------  -------------  ----------------------------------    ----------  --------   ----------  --------
Capital Growth            A              2/1/96-1/31/97 - One year                19.04%    25.97%      18.75%     25.66%
Capital Growth            B              5/1/96-1/31/97 - Since inception*          N/A     19.39%        N/A      19.39%

Mid Cap Equity            Institutional  8/1/95-1/31/97 - Since inception           N/A     21.65%        N/A      21.55%
Mid Cap Equity            Institutional  2/1/96-1/31/97 - One year                  N/A     25.63%        N/A      25.55%

International Equity      A               12/1/92-1/31/97 - Since inception        9.66%    11.15%       9.40%     10.90%
International Equity      A                       2/1/96-1/31/97 - One year        7.26%    13.48%       7.05%     13.26%
International Equity      B               5/1/96-1/31/97 - Since inception*         N/A      2.83%        N/A       2.75%
International Equity      Institutional   2/7/96-1/31/97 - Since inception*         N/A     12.53%        N/A      12.38%
International Equity      Service         3/6/96-1/31/97 - Since inception*         N/A     10.42%        N/A      10.28%

Small Cap                 A              10/22/92-1/31/97- Since inception        12.12%    13.61%      11.79%     13.28%
Small Cap                 A              2/1/96-1/31/97 - One year                20.27%    27.28%      19.98%     26.97%
Small Cap                 B              5/1/96-1/31/97 - Since inception*          N/A      5.39%        N/A       5.39%

Asia Growth               A              7/8/94-1/31/97 - Since inception          4.46%     6.78%       4.15%      6.47%
Asia Growth               A              2/1/96-1/31/97 - One year                -6.44%    -1.01%      -6.59%     -1.17%
Asia Growth               B              5/1/96-1/31/97 - Since inception *         N/A     -6.02%        N/A      -6.06%
Asia Growth               Institutional  2/2/96-1/31/97 - Since inception *         N/A     -1.09%        N/A      -1.24%
--------------------------

All returns are average annual total returns.
* Represents an aggregate total return (not annualized) since this class has not completed a full twelve months of operations.

          From time to time, advertisements or information may include a discussion of certain attributes or benefits to be derived by an investment in the Fund. Such advertisements or information may include symbols, headlines or other material which highlight or summarize the information discussed in more detail in the communication.

          The Trust may from time to time summarize the substance of discussions contained in shareholder reports in advertisements and publish the adviser's views as to markets, the rationale for a Fund's investments and discussions of a Fund's current asset allocation.

          In addition, from time to time, advertisements or information may include a discussion of asset allocation models developed by GSAM and/or its affiliates, certain attributes or benefits to be derived from asset allocation strategies and the Goldman Sachs mutual funds that may be offered as investment options for the strategic asset allocations. Such advertisements and information may also include GSAM's current economic outlook and domestic and international market views to suggest periodic tactical modifications to current asset allocation strategies. Such advertisements and information may include other materials which highlight or summarize the services provided in support of an asset allocation program.

          A Fund's performance data will be based on historical results and will not be intended to indicate future performance. A Fund's total return and yield will vary based on market conditions, portfolio expenses, portfolio investments and other factors. The value of a Fund's shares will fluctuate and an investor's shares may be worth more or less than their original cost upon redemption. The Trust may also, at its discretion, from time to time make a list of a Fund's holdings available to investors upon request.

          Total return will be calculated separately for each class of shares in existence. Because each class of shares may be subject to different expenses, total return with respect to each class of shares of a Fund will differ.


                              SHARES OF THE TRUST

          The Funds were reorganized from series of a Maryland corporation as part of Goldman Sachs Trust, a Delaware business trust, by a Declaration of Trust dated January 28, 1997, on April 30, 1997.

          The Act requires that where more than one class or series of shares exists, each class or series must be preferred over all other classes or series
in respect of assets specifically allocated to such class or series.   The
Trustees also have authority to classify and reclassify any series of shares into one or more classes of shares. As of the date of this Additional Statement, the Trustees have classified the shares of the Mid Cap Equity Fund into two classes: Institutional and Service Shares. Balanced, Capital Growth, Small Cap Equity, Growth and Income, CORE U.S. Equity, CORE Large Cap Growth, CORE Small Cap Equity, CORE International Equity, Real Estate Securities, International Equity, Emerging Markets Equity and Asia Growth Funds have been classified into five classes: Institutional Shares, Service Shares, Class A Shares, Class B Shares and Class C Shares.

          Each Institutional Share, Service Share, Class A Share, Class B Share and Class C Share of a Fund represents a proportionate interest in the assets belonging to the applicable class of the Fund. All expenses of a Fund are borne at the same rate by each class of shares, except that fees under Service Plans are borne exclusively by Service Shares, fees under Distribution and Authorized Dealer Service Plans are borne exclusively by Class A, Class B or Class C Shares and transfer agency fees are borne at different rates by Class A, Class B or Class C Shares than Institutional and Service Shares. The Trustees may determine in the future that it is appropriate to allocate other expenses differently between classes of shares and may do so to the extent consistent with the rules of the SEC and positions of the

Internal Revenue Service. Each class of shares may have different minimum investment requirements and be entitled to different shareholder services. Currently, shares of a class may only be exchanged for shares of the same or an equivalent class of another fund. See "Exchange Privilege" in the Prospectus.

          Institutional Shares may be purchased at net asset value without a sales charge for accounts in the name of an investor or institution that is not compensated by a Fund for services provided to the institution's customers.

          Service Shares may be purchased at net asset value without a sales charge for accounts held in the name of an institution that, directly or indirectly, provides certain account administration and shareholder liaison services to its customers, including maintenance of account records and processing orders to purchase, redeem and exchange Service Shares. Service Shares bear the cost of account administration fees at the annual rate of up to 0.50% of the average daily net assets of the Fund attributable to Service Shares.

          Class A Shares are sold, with an initial sales charge of up to 5.5%, through brokers and dealers who are members of the National Association of Securities Dealers, Inc. and certain other financial service firms that have sales agreements with Goldman Sachs. Class A Shares bear the cost of distribution (Rule 12b-1) fees at the aggregate rate of up to 0.25% of the average daily net assets of such Class A Shares. Class A Shares also bear the cost of an Authorized Dealer Service Plan at an annual rate of up to 0.25% of the average daily net assets attributable to Class A Shares.

          Class B Shares of the Funds are sold subject to a contingent deferred sales charge of up to 5.0% through brokers and dealers who are members of the National Association of Securities Dealers Inc. and certain other financial services firms that have sales arrangements with Goldman Sachs. Class B Shares bear the cost of distribution (Rule 12b-1) fees at the aggregate rate of up to 0.75% of the average daily net assets attributable to Class B Shares. Class B Shares also bear the cost of an Authorized Dealer Service Plan at an annual rate of up to 0.25% of the average daily net assets attributable to Class B Shares.

          Class C Shares of the Funds are sold subject to a contingent deferred sales charge of up to 1.0% through brokers and dealers who are members of the National Association of Securities Dealers Inc. and certain other financial services firms that have sales arrangements with Goldman Sachs. Class C Shares bear the cost of distribution (Rule 12b-1) fees at the aggregate rate of up to 0.75% of the average daily net assets attributable to Class C Shares. Class C Shares also bear the cost of an Authorized Dealer Service Plan at an annual rate of up to 0.25% of the average daily net assets attributable to Class C Shares.

          It is possible that an institution or its affiliate may offer different classes of shares (i.e., Institutional, Service, Class A Shares, Class B Shares and Class C Shares) to its customers and thus receive different compensation with respect to different classes of shares of each Fund.
Dividends paid by each Fund, if any with respect to each class of shares will be calculated in the same manner, at the same time on the same day and will be the same amount, except for differences caused by the differences in expenses discussed above. Similarly, the net asset value per share may differ depending upon the class of shares purchased.

          Certain aspects of the shares may be altered after advance notice to shareholders if it is deemed necessary in order to satisfy certain tax regulatory requirements.

          When issued, shares are fully paid and non-assessable. In the event of liquidation, shareholders are entitled to share pro rata in the net assets of the applicable class of the relevant Fund available for distribution to such shareholders. All shares entitle their holders to one vote per share, are freely transferable and have no preemptive, subscription or conversion rights.

          As of August 1, 1997, [State Street Bank & Trust Company as Trustee (GS Profit Sharing Master Trust), Attn. Louis Pereira, P.O. Box 1992, Boston, MA 02105-1992, was recordholder of 97.88% of Mid Cap Equity Fund's outstanding shares; Trukan and Co., Attn: K. Ufford, P.O. Box 3699, Wichita, KS 67201-3699, was recordholder of 6.80% of Balanced Fund's outstanding shares; Frontier Trust Co. Inc. Trustee (FBO Dade County Public Schools), Attn: Agnes R. McMurray, Fringe Benefits Management Co., 1720 S. Gadsden St., Tallahassee, FL 32301-5547, was recordholder of 6.80% of Balanced Fund's outstanding shares; and State Street Bank & Trust Company as Trustee (Goldman Sachs Employees' Pension Plan),
Attn: Louis Pereria, P.O. Box 1992, Boston, MA 02105-1992, was recordholder of 5.10% of the Small Cap Equity Fund's outstanding shares.]

          Rule 18f-2 under the Act provides that any matter required to be submitted by the provisions of the Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class or series affected by such matter. Rule 18f-2 further provides that a class or series shall be deemed to be affected by a matter unless the interests of each class or series in the matter are substantially identical or the matter does not affect any interest of such class or series. However, Rule 18f-2 exempts the selection of independent public accountants, the approval of principal distribution contracts and the election of directors from the separate voting requirements of Rule 18f-2.

          The Trust is not required to hold annual meetings of shareholders and does not intend to hold such meetings. In the event that a meeting of shareholders is held, each share of the Trust will be entitled, as determined by the Trustees, either to one vote for each share or to one vote for each dollar of net asset value represented by such shares on all matters presented to shareholders including the elections of Trustees (this method of voting being referred to as "dollar based voting"). However, to the extent required by the Act or otherwise determined by the Trustees, series and classes of the Trust will vote separately from each other. Shareholders of the Trust do not have cumulative voting rights in the election of Trustees. Meetings of shareholders of the Trust, or any series or class thereof, may be called by the Trustees, certain officers or upon the written request of holders of 10% or more of the shares entitled to vote at such meetings. The shareholders of the Trust will have voting rights only with respect to the limited number of matters specified in the Declaration of Trust and such other matters as the Trustees may determine or may be required by law.

          The Declaration of Trust provides for indemnification of Trustees, officers and agents of the Trust unless the recipient is adjudicated (i) to be liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office or (ii) not to have acted in good faith in the reasonable belief that such person's actions were in the best interest of the Trust. The Declaration of Trust provides that, if any shareholder or former shareholder of any series is held personally liable solely by reason of being or having been a shareholder and not because of the shareholder's acts or omissions or for some other reason, the shareholder or former shareholder (or heirs, executors, administrators, legal representatives or general successors) shall be held harmless from and indemnified against all loss and expense arising form such liability. The Trust, acting on behalf of any affected series, must, upon request by such shareholder, assume the defense of any claim made against such shareholder for any act or obligation of the series and satisfy any judgment thereon from the assets of the series.

          The Declaration of Trust permits the termination of the Trust or of any series or class of the Trust (i) by a majority of the affected shareholders at a meeting of shareholders of the Trust, series or class;

or (ii) by a majority of the Trustees without shareholder approval if the Trustees determine that such action is in the best interest of the Trust or its shareholders. The factors and events that the Trustees may take into account in making such determination include (i) the inability of the Trust or any successor series or class to maintain its assets at an appropriate size; (ii) changes in laws or regulations governing the Trust, series or class or affecting assets of the type in which it invests; or (iii) economic developments or trends having a significant adverse impact on their business or operations.

          The Declaration of Trust authorizes the Trustees without shareholder approval to cause the Trust, or any series thereof, to merge or consolidate with any corporation, association, trust or their organization or sell or exchange all or substantially all of the property belonging to the Trust or any series thereof. In addition, the Trustees, without shareholder approval, may adopt a master-feeder structure by investing all or a portion of the assets of a series of the Trust in the securities of another open-end investment company.

          The Declaration of Trust permits the Trustees to amend the Declaration of Trust without a shareholder vote. However, shareholders of the Trust have the right to vote on any amendment (i) that would affect the voting rights of shareholder, (ii) that is required by law to be approved by shareholders; (iii) that would amend the voting provisions of the Declaration of Trust; or (iv) that the Trustees determine to submit to shareholders.

          The Trustees may appoint separate Trustees with respect to one or more series or classes of the Trust's shares (the "Series Trustees"). Series Trustees may, but are not required to, serve as Trustees of the Trust or any other series or class of the Trust. The Series Trustees have, to the exclusion of any other Trustees of the Delaware Trust, all the powers and authorities of Trustees under the Trust Instrument with respect to any other series or class.

SHAREHOLDER AND TRUSTEE LIABILITY

          Under Delaware Law, the shareholders of the Funds are not generally subject to liability for the debts or obligations of the Trust. Similarly, Delaware law provides that a series of the Trust will not be liable for the debts or obligations of any other series of the Trust. However, no similar statutory or other authority limiting business trust shareholder liability exists in other states. As a result, to the extent that a Delaware business trust or a shareholder is subject to the jurisdiction of courts of such other states, the courts may not apply Delaware law and may thereby subject the Delaware business trust shareholders to liability. To guard against this risk, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of a Fund. Notice of such disclaimer will normally be given in each agreement, obligation or instrument entered into or executed by a series or the Trustees. The Declaration of Trust provides for indemnification by the relevant Fund for all loss suffered by a shareholder as a result of an obligation of the series. The Declaration of Trust also provides that a series shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the series and satisfy any judgment thereon. In view of the above, the risk of personal liability of shareholders of a Delaware business trust is remote.

          In addition to the requirements under Delaware law, the Declaration of Trust provides that shareholders of a series may bring a derivative action on behalf of the series only if the following conditions are met: (a) shareholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstanding shares of the series, or 10% of the outstanding shares of the class to which such action relates, shall join in the request for the Trustees to commence such action; and (b) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis and to employ other advisers in considering the merits of the request and shall require an undertaking by the shareholders making such request to reimburse the series for the expense of any such advisers in the event that the Trustees determine not to bring such action.

          The Declaration of Trust further provides that the Trustees will not be liable for error of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.


                                    TAXATION

          The following is a summary of the principal U.S. federal income, and certain state and local, tax considerations regarding the purchase, ownership and disposition of shares in each Fund of the Trust. This summary does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies and financial institutions. Each prospective shareholder is urged to consult his own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in each Fund. The summary is based on the laws in effect on the date of this Additional Statement, which are subject to change.


GENERAL
=======

          Each Fund is a separate taxable entity. CORE Large Cap Growth, CORE Small Cap Equity, CORE International Equity, Real Estate Securities and Emerging Markets Equity Funds each intend to elect and each other Fund has elected to be treated and intends to qualify for each taxable year as a regulated investment company under Subchapter M of the Code.

          Qualification as a regulated investment company under the Code requires, among other things, that (a) a Fund derive at least 90% of its gross income for its taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stocks or securities or foreign currencies, or other income (including but not limited to gains from options, futures, and forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% gross income test"); (b) such Fund derive less than 30% of its gross income from the sale or other disposition of any of the following which was held for less than three months: (i) stock or securities; (ii) options, futures or forward contracts (other than options, futures or forward contracts on foreign currencies); and (iii) foreign currencies and foreign currency options, futures and forward contracts that are not directly related to the Fund's principal business of investing in stocks or securities or options and futures with respect to stocks or securities (the "short-short test"); and (c) such Fund diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the market value of such Fund's total (gross) assets is comprised of cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of such Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total (gross) assets is invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies) or two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses. Gains from the sale or other disposition of foreign currencies (or options, futures or forward contracts on foreign currencies) that are not directly related to a Fund's principal business of investing in stock or securities or options and futures with respect to stock or securities will be treated as gains from the sale of investments held less than three months under the short-short test (even though characterized as ordinary income for some purposes) if such currencies or instruments were held for less than three months. For purposes of the 90% gross income test, income that a Fund earns from equity interests in certain entities that are not treated as corporations (e.g., partnerships or trusts) for U.S. tax purposes will generally have the same character for such Fund as in the hands of such an entity; consequently, a Fund may be required to limit its equity investments in such entities that earn fee income, rental income, or other nonqualifying income. In addition, future Treasury regulations could provide that qualifying income under the 90% gross income test will not include gains from foreign currency transactions that are not directly related to a Fund's principal business of investing in stock or securities or options and futures with respect to stock or securities. Using foreign currency positions or entering into foreign currency options, futures and forward or swap contracts for purposes other than hedging currency risk with respect to securities in a Fund's portfolio or anticipated to be acquired may not qualify as "directly-related" under these tests.

          If a Fund complies with such provisions, then in any taxable year in which such Fund distributes, in compliance with the Code's timing and other requirements, at least 90% of its "investment company taxable income" (which includes dividends, taxable interest, taxable accrued original issue discount and market discount income, income from securities lending, any net short-term capital gain in excess of net long-term capital loss, certain net realized foreign exchange gains and any other taxable income other than "net capital gain," as defined below, and is reduced by deductible expenses), and at least 90% of the excess of its gross tax-exempt interest income (if any) over certain disallowed deductions, such Fund (but not its shareholders) will be relieved of federal income tax on any income of the Fund, including long-term capital gains, distributed to shareholders. However, if a Fund retains any investment company taxable income or "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), it will be subject to a tax at regular corporate rates on the amount retained. If the Fund retains any net capital gain, the Fund may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to 65% of the amount of undistributed net capital gain included in the shareholder's gross income. Each Fund intends to distribute for each taxable year to its shareholders all or substantially all of its investment company taxable income, net capital gain and any net tax-exempt interest. Exchange control or other foreign laws, regulations or practices may restrict repatriation of investment income, capital or the proceeds of securities sales by foreign investors such as the CORE International Equity, International Equity, Emerging Markets Equity or Asia Growth Funds and may therefore make it more difficult for such a Fund to satisfy the distribution requirements described above, as well as the excise tax distribution requirements described below. However, each Fund generally expects to be able to obtain sufficient cash to satisfy such requirements from new investors, the sale of securities or other sources. If for any taxable year a Fund does not qualify as a regulated investment company, it will be taxed on all of its investment company taxable income and net capital gain at corporate rates, and its distributions to shareholders will be taxable as ordinary dividends to the extent of its current and accumulated earnings and profits.

          In order to avoid a 4% federal excise tax, each Fund must distribute (or be deemed to have distributed) by December 31 of each calendar year at least 98% of its taxable ordinary income for such year, at least 98% of the excess of its capital gains over its capital losses (generally computed on the basis of the one-year period ending on October 31 of such year), and all taxable ordinary income and the excess of capital gains over capital losses for the previous year that were not distributed for such year and on which the Fund paid no federal income tax. For federal income tax purposes, dividends declared by a Fund in October, November or December to shareholders of record on a specified date in such a month and paid during January of the following year are taxable to such shareholders as if received on December 31 of the year declared. The Funds anticipate that they will generally make timely distributions of income and capital gains in compliance with these requirements so that they will generally not be required to pay the excise tax. For federal income tax purposes, each Fund is permitted to carry forward a net capital loss in any year to offset its own capital gains, if any, during the eight years following the year of the loss. Asia Growth Fund had approximately $184,000, $5,487,000 and $9,825,000 at January 31,

1997 of capital loss carry forwards expiring in 2002, 2003, and 2004, respectively, for federal tax purposes. These amounts are available to be carried forward to offset future capital gains to the extent permitted by the Code and applicable tax regulations.

          Gains and losses on the sale, lapse, or other termination of options and futures contracts, options thereon and certain forward contracts (except certain foreign currency options, forward contracts and futures contracts) will generally be treated as capital gains and losses. Certain of the futures contracts, forward contracts and options held by a Fund will be required to be "marked-to-market" for federal income tax purposes, that is, treated as having been sold at their fair market value on the last day of the Fund's taxable year. These provisions may require a Fund to recognize income or gains without a concurrent receipt of cash. Any gain or loss recognized on actual or deemed sales of these futures contracts, forward contracts, or options will (except for certain foreign currency options, forward contracts, and futures contracts) be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. As a result of certain hedging transactions entered into by a Fund, the Fund may be required to defer the recognition of losses on futures contracts, forward contracts, and options or underlying securities or foreign currencies to the extent of any unrecognized gains on related positions held by such Fund and the characterization of gains or losses as long-term or short-term may be changed. The tax provisions described above applicable to options, futures and forward contracts may affect the amount, timing and character of a Fund's distributions to shareholders. The short-short test described above may limit a Fund's ability to use options, forward contracts, and futures transactions as well as its ability to engage in short sales. Moreover, application of certain requirements for qualification as a regulated investment company and/or these tax rules to certain investment practices, such as dollar rolls, or certain derivatives such as interest rate swaps, floors, caps and collars and currency, mortgage or index swaps may be unclear in some respects, and a Fund may therefore be required to limit its participation in such transactions. Certain tax elections may be available to a Fund to mitigate some of the unfavorable consequences described in this paragraph.

          Section 988 of the Code contains special tax rules applicable to certain foreign currency transactions and instruments that may affect the amount, timing and character of income, gain or loss recognized by a Fund.
Under these rules, foreign exchange gain or loss realized with respect to foreign currencies and certain futures and options thereon, foreign currency-denominated debt instruments, foreign currency forward contracts, and foreign currency-denominated payables and receivables will generally be treated as ordinary income or loss, although in some cases elections may be available that would alter this treatment. If a net foreign exchange loss treated as ordinary loss under Section 988 of the Code were to exceed a Fund's investment company taxable income (computed without regard to such loss) for a taxable year, the resulting loss would not be deductible by the Fund or its shareholders in future years. Net loss, if any, from certain foregoing currency transactions or instruments could exceed net investment income otherwise calculated for accounting purposes with the result being either no dividends being paid or a portion of a Fund's dividends being treated as a return of capital for tax purposes, nontaxable to the extent of a shareholder's tax basis in his shares and, once such basis is exhausted, generally giving rise to capital gains.

          A Fund's investment in zero coupon securities, deferred interest securities, certain structured securities or other securities bearing original issue discount or, if a Fund elects to include market discount in income currently, market discount, as well as any "mark to market" gain from certain options, futures or forward contracts, as described above, will generally cause it to realize income or gain prior to the receipt of cash payments with respect to these securities or contracts. In order to obtain cash to enable it to distribute this income or gain, maintain its qualification as a regulated investment company and avoid federal income or excise taxes, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold.

          Each Fund (other than CORE U.S. Equity, CORE Large Cap Growth and CORE Small Cap Equity Funds) anticipates that it will be subject to foreign taxes on its income (possibly including, in some cases, capital gains) from foreign securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. If, as may occur for CORE International Equity, International Equity, Emerging Markets Equity and Asia Growth Funds, more than 50% of a Fund's total assets at the close of any taxable year consists of stock or securities of foreign corporations, the Fund may file an election with the Internal Revenue Service pursuant to which shareholders of the Fund would be required to (i) include in ordinary gross income (in addition to taxable dividends actually received) their pro rata shares of foreign income taxes paid by the Fund that are treated as income taxes under U.S. tax regulations (which excludes, for example, stamp taxes, securities transaction taxes, and similar taxes) even though not actually received by such shareholders, and (ii) treat such respective pro rata portions as foreign income taxes paid by them.

          If the CORE International Equity, International Equity, Emerging Markets Equity and Asia Growth Funds make this election, its respective shareholders may then deduct such pro rata portions of qualified foreign taxes in computing their taxable incomes, or, alternatively, use them as foreign tax credits, subject to applicable limitations, against their U.S. federal income taxes. Shareholders who do not itemize deductions for federal income tax purposes will not, however, be able to deduct their pro rata portion of foreign taxes paid by a Fund, although such shareholders will be required to include their shares of such taxes in gross income if the election is made.

          If a shareholder chooses to take credit for the foreign taxes deemed paid by such shareholder as a result of any such election by CORE International Equity, International Equity, Emerging Markets Equity or Asia Growth Funds, the amount of the credit that may be claimed in any year may not exceed the same proportion of the U.S. tax against which such credit is taken which the shareholder's taxable income from foreign sources (but not in excess of the shareholder's entire taxable income) bears to his entire taxable income. For this purpose, distributions from long-term and short-term capital gains or foreign currency gains by a Fund will generally not be treated as income from foreign sources. This foreign tax credit limitation may also be applied separately to certain specific categories of foreign-source income and the related foreign taxes. As a result of these rules, which have different effects depending upon each shareholder's particular tax situation, certain shareholders of CORE International Equity, International Equity, Emerging Markets Equity and Asia Growth Funds may not be able to claim a credit for the full amount of their proportionate share of the foreign taxes paid by such Fund even if the election is made by such a Fund.

          Shareholders who are not liable for U.S. federal income taxes, including tax-exempt shareholders, will ordinarily not benefit from this election. Each year, if any, that the CORE International Equity, International Equity, Emerging Markets Equity or Asia Growth Funds files the election described above, its shareholders will be notified of the amount of (i) each shareholder's pro rata share of qualified foreign taxes paid by a Fund and (ii) the portion of Fund dividends which represents income from each foreign country. The other Funds will not be entitled to elect to pass foreign taxes and associated credits or deductions through to their shareholders because they will not satisfy the 50% requirement described above. If a Fund cannot or does not make this election, it may deduct such taxes in computing the amount it is required to distribute.

          If a Fund acquires stock (including, under proposed regulations, an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), the Fund could be subject to federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. In some cases, elections may be available that would ameliorate these adverse tax consequences, but such elections would require the Fund to include certain amounts as income or gain (subject to the distribution requirements described above) without a concurrent receipt of cash. Each Fund may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability or maximize its return from these investments.

          Investments in lower-rated securities may present special tax issues for a Fund to the extent actual or anticipated defaults may be more likely with respect to such securities. Tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, original issue discount, or market discount; when and to what extent deductions may be taken for bad debts or worthless securities; how payments received on obligations in default should be allocated between principal and income; and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by a Fund, in the event it invests in such securities, in order to seek to eliminate or minimize any adverse tax consequences.

TAXABLE U.S. SHAREHOLDERS - DISTRIBUTIONS
=========================================

For U.S. federal income tax purposes, distributions by a Fund, whether reinvested in additional shares or paid in cash, generally will be taxable to shareholders who are subject to tax. Shareholders receiving a distribution in the form of newly issued shares will be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of cash they would have received had they elected to receive cash and will have a cost basis in each share received equal to such amount divided by the number of shares received.

          Distributions from investment company taxable income for the year will be taxable as ordinary income. Distributions designated as derived from a Fund's dividend income, if any, that would be eligible for the dividends received deduction if such Fund were not a regulated investment company may be eligible, for the dividends received deduction for corporations. The dividends-received deduction, if available, is reduced to the extent the shares with respect to which the dividends are received are treated as debt-financed under federal income tax law and is eliminated if the shares are deemed to have been held for less than a minimum period, generally 46 days. Because eligible dividends are limited to those a Fund receives from U.S. domestic corporations, it is unlikely that a substantial portion of the distributions made by CORE International Equity, International Equity, Asia Growth and Emerging Markets Equity Funds will qualify for the dividends-received deduction. The entire dividend, including the deducted amount, is considered in determining the excess, if any, of a corporate shareholder's adjusted current earnings over its alternative minimum taxable income, which may increase its liability for the federal alternative minimum tax, and the dividend may, if it is treated as an "extraordinary dividend" under the Code, reduce such shareholder's tax basis in its shares of a Fund. Capital gain dividends (i.e., dividends from net capital gain) if designated as such in a written notice to shareholders mailed not later than 60 days after a Fund's taxable year closes, will be taxed to shareholders as long-term capital gain regardless of how long shares have been held by shareholders, but are not eligible for the dividends received deduction for corporations. Distributions, if any, that are in excess of a Fund's current and accumulated earnings and profits will first reduce a shareholder's tax basis in his shares and, after such basis is reduced to zero, will generally constitute capital gains to a shareholder who holds his shares as capital assets.

          Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions, and certain prohibited transactions is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

TAXABLE U.S. SHAREHOLDERS - SALE OF SHARES
==========================================

          When a shareholder's shares are sold, redeemed or otherwise disposed of in a transaction that is treated as a sale for tax purposes, the shareholder will generally recognize gain or loss equal to the difference between the shareholder's adjusted tax basis in the shares and the cash, or fair market value of any property, received. Assuming the shareholder holds the shares as a capital asset at the time of such sale, such gain or loss should be capital in character, and long-term if the shareholder has a tax holding period for the shares of more than one year, otherwise short-term, subject to the rules described below. Shareholders should consult their own tax advisers with reference to their particular circumstances to determine whether a redemption (including an exchange) or other disposition of Fund shares is properly treated as a sale for tax purposes, as is assumed in this discussion. If a shareholder receives a capital gain dividend with respect to shares and such shares have a tax holding period of six months or less at the time of a sale or redemption of such shares, then any loss the shareholder realizes on the sale or redemption will be treated as a long-term capital loss to the extent of such capital gain dividend. All or a portion of any sales load paid upon the purchase of shares of a Fund will not be taken into account in determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent the redemption proceeds are reinvested, or the exchange is effected, without payment of an additional sales load pursuant to the reinvestment or exchange privilege. The load not taken into account will be added to the tax basis of the newly-acquired shares. Additionally, any loss realized on a sale or redemption of shares of a Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of the same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of such Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

          Each Fund may be required to withhold, as "backup withholding," federal income tax at a rate of 31% from dividends (including capital gain dividends) and share redemption and exchange proceeds to individuals and other non-exempt shareholders who fail to furnish such Fund with a correct taxpayer identification number ("TIN") certified under penalties of perjury, or if the Internal Revenue Service or a broker notifies the Fund that the payee is subject to backup withholding as a result of failing to properly report interest or dividend income to the Internal Revenue Service or that the TIN furnished by the payee to the Fund is incorrect, or if (when required to do so) the payee fails to certify under penalties of perjury that it is not subject to backup withholding. A Fund may refuse to accept an application that does not contain any required TIN or certification that the TIN provided is correct. If the backup withholding provisions are applicable, any such dividends and proceeds, whether paid in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability.

NON-U.S. SHAREHOLDERS
=====================

          The discussion above relates solely to U.S. federal income tax law as it applies to "U.S. persons" subject to tax under such law. Shareholders who, as to the United States, are not "U.S. persons," (i.e., are nonresident aliens, foreign corporations, fiduciaries of foreign trusts or estates, foreign partnerships or other non-U.S. investors) generally will be subject to U.S. federal withholding tax at the rate of 30% on distributions treated as ordinary income unless the tax is reduced or eliminated pursuant to a tax treaty or the dividends are effectively connected with a U.S. trade or business of the shareholder. In the latter case the dividends will be subject to tax on a net income basis at the graduated rates applicable to U.S. individuals or domestic corporations. Distributions of net capital gain, including amounts retained by a Fund which are designated as undistributed capital gains, to a non-U.S. shareholder will not be subject to U.S. federal income or withholding tax unless the distributions are effectively connected with the shareholder's trade or business in the United States or, in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the United States for 183 days or more during the taxable year and certain other conditions are met. Non-U.S. shareholders may also be subject to U.S. federal withholding tax on deemed income resulting from any election by CORE International Equity, International Equity, Emerging Markets Equity or Asia Growth Funds to treat qualified foreign taxes it pays as passed through to shareholders (as described above), but they may not be able to claim a U.S. tax credit or deduction with respect to such taxes.

          Any capital gain realized by a non-U.S. shareholder upon a sale or redemption of shares of a Fund will not be subject to U.S. federal income or withholding tax unless the gain is effectively connected with the shareholder's trade or business in the U.S., or in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the U.S. for 183 days or more during the taxable year and certain other conditions are met.

          Non-U.S. persons who fail to furnish a Fund with an IRS Form W-8 or an acceptable substitute may be subject to backup withholding at the rate of 31% on capital gain dividends and the proceeds of redemptions and exchanges. Each shareholder who is not a U.S. person should consult his or her tax adviser regarding the U.S. and non-U.S. tax consequences of ownership of shares of and receipt of distributions from the Funds.

STATE AND LOCAL
===============

          Each Fund may be subject to state or local taxes in jurisdictions in which such Fund may be deemed to be doing business. In addition, in those states or localities which have income tax laws, the treatment of such Fund and its shareholders under such laws may differ from their treatment under federal income tax laws, and investment in such Fund may have tax consequences for shareholders different from those of a direct investment in such Fund's portfolio securities. Shareholders should consult their own tax advisers concerning these matters.

                              FINANCIAL STATEMENTS

          The audited financial statements and related Reports of Independent Public Accountants, contained in the 1997 Annual Report of each of the Funds, are incorporated herein by reference into this Additional Statement and attached hereto.


                               OTHER INFORMATION

          Each Fund will redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder. Each Fund, however, reserves the right to pay redemptions exceeding $250,000 or 1% of the net asset value of the Fund at the time of redemption by a distribution in kind of securities (instead of cash) from such Fund. The securities distributed in kind would be readily marketable and would be valued for this purpose using the same method employed in calculating the Fund's net asset value per share. See "Net Asset Value." If a shareholder receives redemption proceeds in kind, the shareholder should expect to incur transaction costs upon the disposition of the securities received in the redemption.

          The right of a shareholder to redeem shares and the date of payment by each Fund may be suspended for more than seven days for any period during which the New York Stock Exchange is closed, other than the customary weekends or holidays, or when trading on such Exchange is restricted as determined by the SEC; or during any emergency, as determined by the SEC, as a result of which it is not reasonably practicable for such Fund to dispose of securities owned by it or fairly to determine the value of its net assets; or for such other period as the SEC may by order permit for the protection of shareholders of such Fund.

          The Prospectus and this Additional Statement do not contain all the information included in the Registration Statement filed with the SEC under the 1933 Act with respect to the securities offered by the Prospectus. Certain portions of the Registration Statement have been omitted from the Prospectus and this Additional Statement pursuant to the rules and regulations of the SEC. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

          Statements contained in the Prospectus or in this Additional Statement as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and this Additional Statement form a part, each such statement being qualified in all respects by such reference.

                                 SERVICE PLANS

Each Fund has adopted a service plan (the "Plan") with respect to its Service Shares which authorizes it to compensate Service Organizations for providing certain administration services and personal and account maintenance services to their customers who are or may become beneficial owners of such Shares.
Pursuant to the Plan, each Fund enters into agreements with Service Organizations which purchase Service Shares of the Fund on behalf of their customers ("Service Agreements"). Under such Service Agreements the Service Organizations may perform some or all of the following services: (a) act, directly or through an agent, as the sole shareholder of record and nominee for all customers, (b) maintain account records for each customer who beneficially owns Service Shares of a Fund. (c) answer questions and handle correspondence from customers regarding their accounts, (d) process customer orders to purchase, redeem and exchange Service Shares of a Fund, and handle the transmission of funds representing the customers' purchase price or redemption proceeds, (e) issue confirmations for transactions in shares by customers, (f) provide facilities to answer questions from prospective and existing investors about Service Shares of a Fund, (g) receive and answer investor correspondence, including requests for prospectuses and statements of additional information,
(h) display and make prospectuses available on the Service Organization's premises, (i) assist customers in completing application forms, selecting dividend and other account options and opening custody accounts with the Service Organization and (j) act as liaison between customers and a Fund, including obtaining information from the Fund, working with the Fund to correct errors and resolve problems and providing statistical and other information to a Fund. As compensation for such services, each Fund will pay each Service Organization a service fee in an amount up to 0.50% (on an annualized basis) of the average daily net assets of the Service Shares of such Fund attributable to or held in the name of such Service Organization.

Each Fund has adopted its Plan pursuant to Rule 12b-1 under the Act in order to avoid any possibility that payments to the Service Organizations pursuant to the Service Agreements might violate the Act. Rule 12b-1, which was adopted by the SEC under the Act, regulates the circumstances under which an investment company or series thereof may bear expenses associated with the distribution of its shares. In particular, such an investment company or series thereof cannot engage directly or indirectly in financing any activity which is primarily intended to result in the sale of shares issued by the company unless it has adopted a plan pursuant to, and complies with the other requirements of, such Rule. The Trust believes that fees paid for the services provided in the Plan and described above are not expenses incurred primarily for effecting the distribution of Service Shares. However, should such payments be deemed by a court or the SEC to be distribution expenses, such payments would be duly authorized by the Plan.

The Glass-Steagall Act prohibits all entities which receive deposits from engaging to any extent in the business of issuing, underwriting, selling or distributing securities, although institutions such as national banks are permitted to purchase and sell securities upon the order and for the account of their customers. In addition, under some state securities laws, banks and other financial institutions purchasing Service Shares on behalf of their customers may be required to register as dealers. Should future legislative or administrative action or judicial or administrative decisions or interpretations prohibit or restrict the activities of one or more of the Service Organizations in connection with a Fund, such Service Organizations might be required to alter materially or discontinue the services performed under their Service Agreements. If one or more of the Service Organizations were restricted from effecting purchases or sales of Service Shares automatically pursuant to pre-authorized instructions, for example, effecting such transactions on a manual basis might affect the size and/or growth of a Fund. Any such alteration or discontinuance of services could require the Board of Trustees to consider changing a Fund's method of operations or providing alternative means of offering Service Shares of the Fund to customers of such Service Organizations, in which case the operation of such Fund, its size and/or its growth might be significantly altered. It is not anticipated, however, that any alternation of a Fund's operations would have any effect on the net asset value per share or result in financial losses to any shareholder.

Conflict of interest restrictions (including the Employee Retirement Income Security Act of 1974) may apply to a Service Organization's receipt of compensation paid by a Fund in connection with the investment of fiduciary assets in Service Shares of a Fund. Service Organizations, including banks regulated by the Comptroller of the Currency, the Federal Reserve Board or the Federal Deposit Insurance Corporation, and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, are urged to consult legal advisers before investing fiduciary assets in Service Shares of a Fund. In addition, under some state securities laws, banks and other financial institutions purchasing Service Shares on behalf of their customers may be required to register as dealers.

The Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plans or the related Service Agreements, voted to approve each Plan and related Service Agreements at a meeting called for the purpose of voting on such Plans and Service Agreements on April 23, 1997. Each Plan will be approved by the sole shareholder of Service Shares of each Fund, on April 23, 1997. The Plans and Service Agreements will remain in effect until June 30, 1997 and will continue in effect thereafter only if such continuance is specifically approved annually by a vote of the Trustees in the manner described above. The Plans may not be amended to increase materially the amount to be spent for the services described therein without approval of the Service Shareholders of the affected Fund and all material amendments of the Plan must also be approved by the Trustees in the manner described above. The Plan may be terminated at any time by a majority of the Trustees as described above or by a vote of a majority of the outstanding Service Shares of the affected Fund. The Service Agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the Trustees as described above or by a vote of a majority of the outstanding Service Shares of the affected Fund on not more than sixty (60) days' written notice to any other party to the Service Agreements. The Service Agreements will terminate automatically if assigned.
So long as the Plans are in effect, the selection and nomination of those Trustees who are not interested persons will be committed to the discretion of the Trust's Nominating Committee, which consists of all of the non-interested members of the Trustees. The Trustees has determined that, in its judgment, there is a reasonable likelihood that the Plans will benefit the Funds and the holders of Service Shares of the Funds. In the Trustees' quarterly review of the Plans and Service Agreements, the Board will consider their continued appropriateness and the level of compensation provided therein.

--------------------------------------------------------------------------------
Letter to Shareholders


--------------------------------------------------------------------------------
Dear Shareholders:

           The U.S. equity market rewarded investors with excellent returns once again in the 12-month period ended January 31, 1997. Most European markets achieved significant gains as well, with several outpacing the U.S., while the performance of Asian markets varied widely. We are pleased to report that most of the Goldman Sachs equity funds performed very well in this generally favorable global equity environment.

U.S. Stocks Continued to Climb Amid Heightened Volatility

           The U.S. stock market surged to record levels during the period under review, rising an impressive 26.3% (as measured by the Standard & Poor's 500 stock index). During 1996, the market advanced in a "staircase" pattern, where notable gains are achieved within a relatively short time and are followed by a period of choppy trading. For example, after a run-up from January through mid-February, market volatility notably increased, as investor sentiment vacillated between two contradictory concerns. With some economic news, investors feared that the economy was growing too quickly, making higher inflation a possibility, while other news caused them to worry that the economy was slowing, putting earnings at risk. In May, investors briefly overcame their fears and sent the market higher, but their concerns quickly re-emerged and caused the market to settle into another choppy trading range that culminated in a sharp sell-off in July.

           By August, sentiment significantly improved when data indicated that earnings growth was more resilient than generally expected and inflation remained under control. Thus reassured, investors propelled stocks to record highs during the second half of the period, with the Dow Jones Industrial Average crossing the 6000 mark for the first time by mid-October. The ascent continued through the end of the period, with the Dow climbing to 7000 by mid-February 1997.

           Though small-cap stocks led the market during the first half of the year, the post-July rally was dominated by large-cap, growth companies. Furthermore, the rally was very narrowly focused, with a handful of large-cap stocks (primarily in the technology, finance and pharmaceutical sectors) contributing substantially to the S&P 500 index's performance for the period.

After a Weak Start, Economic Growth Rebounded, Then Moderated

           When the period began, lackluster consumer spending and the General Motors strike restrained economic growth, but the economy still advanced faster than expected, with first-quarter real GDP growth of 2.0% (annualized). Momentum accelerated even more dramatically during the second quarter, as industrial activity, automobile sales and home sales all showed significant improvement. As a result, second-quarter real GDP rose a robust 4.7% (annualized), its highest rate in two years.

           The economy's torrid growth cooled markedly during the third quarter with an annualized real GDP growth of 2.1%, largely due to lackluster consumer spending and a widening U.S. trade deficit. This slowdown proved to be temporary, however, as the economy strengthened from October through December. Fourth-quarter real GDP


--------------------------------------------------------------------------------
Table of Contents
Introduction/Market Overview.............................................    1
Goldman Sachs Balanced Fund..............................................    4
Goldman Sachs Select Equity Fund.........................................   14
Goldman Sachs Growth and Income Fund.....................................   22
Goldman Sachs Capital Growth Fund........................................   28
Goldman Sachs Small Cap Equity Fund......................................   34
Goldman Sachs International Equity Fund..................................   40
Goldman Sachs Asia Growth Fund...........................................   48
Financial Statements.....................................................   56
Notes to Financial Statements............................................   64
Financial Highlights.....................................................   74
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Letter to Shareholders (continued)

growth was revised to 3.9% (annualized), reflecting a narrowing trade deficit, rising consumer spending and accelerating manufacturing activity. Despite firm growth, underlying inflation remained surprisingly mild. For all of 1996, consumer prices rose only 2.9%. In January 1997, most indicators suggested that the economy would continue to advance.

           The U.S. Federal Reserve cut the Federal funds rate by 25 basis points in January 1996, just prior to the start of the period, in response to generally poor year-end economic conditions. Though stronger than expected growth shifted investor expectations from further Federal Reserve interest rate cuts to potential tightening, the Fed then left rates unchanged. As of January 31, 1997, the Federal funds rate remained at 5.25%.

The Dollar Resumed Its Climb Against the Yen and the Mark Following a Brief July Slide

           During the period under review, the dollar continued to strengthen, rising to a 47-month high against the yen and a 31-month high against the mark. Though the dollar declined briefly in July along with the U.S. stock market, it quickly rebounded in August and continued to rally through the end of the period. The dollar's climb was reflective of several developments, including the relative strength of the U.S. economy, reductions in the budget deficit and controlled inflation. Despite the run-up, Goldman Sachs' economists do not expect a major impact on U.S. growth in 1997, nor do they anticipate a major decrease in exports, as the dollar's effect on U.S. trade flows is relatively small and stretched out over time. Furthermore, domestic demand in Canada and Mexico, which together accounted for nearly one-third of U.S. exports in 1996, is expected to rise.

The International Market Environment: European Equities Performed Well, Japan Declined Sharply and Asian Markets Were Mixed Amid Increased Volatility

           During the period under review, most global economies experienced modest growth, but long-awaited recoveries in Europe and Japan fell short of expectations. In Europe, several major economies, such as Germany and France, continued to be plagued by weaker than expected manufacturing activity and record-high unemployment, while others, such as the U.K., clearly accelerated. In contrast to the mixed economic conditions, most European equity markets performed very well, buoyed by healthy corporate profits. Though the Japanese economy strengthened, equities declined due to concerns regarding the sustainability of earnings growth as well as fears that the newly elected government would delay deregulation. In January 1997, the already weak Japanese market sold off sharply when the government announced an austerity program that was expected to curb growth. In other Asian countries, key elections heightened political uncertainty throughout the region and a marked slowdown in economic growth increased volatility.

Outlook in the U.S.: Economic Growth Is Expected to Continue to Strengthen

           Goldman Sachs' economists expect first-quarter real GDP growth to slow to just under 2.0% (annualized) due to a widening trade deficit. However, this slowdown should not be interpreted as any change in economic fundamentals, as underlying demand remains firm and consumer confidence, income and employment trends continue to support consumer spending. The favorable economic environment of moderate growth and low inflation appears likely to persist in the near term, which could translate to a seventh year of profit growth for U.S. corporations in 1997 and another good year for U.S. equities, though not likely as strong as last year. As always, equity performance can be affected by changes in the economic environment, such as higher than expected inflation, which could lead to a Fed tightening by midyear, or an unforeseen faltering of economic growth.

           After the outstanding performance of the past two years, it is important to maintain realistic expectations from your equity investments. As increased volatility during 1996 demonstrated, equities can go down as well as up. Over the long run, however, stocks have historically outperformed other asset classes, rewarding investors committed to a long-term investment horizon.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

A Major Addition to Our Active Equity Management Team

     We are pleased to announce that we have recently acquired Liberty Investment Management, a Tampa, Florida-based investment advisory firm with an impressive 16-year track record. Liberty's Chief Investment Officer, Herbert Ehlers, and his portfolio management team have assumed primary responsibility for the Goldman Sachs Capital Growth Fund, which they will manage using a "growth at a reasonable price" investment style. The Liberty group adds both breadth and depth to the Goldman Sachs U.S. Active Equity team, and we look forward to working with them.

     In conclusion, thank you for making the Goldman Sachs equity funds part of your long-term financial plan.

Sincerely,

/s/ David B. Ford                      /s/ John P. McNulty

David B. Ford                          John P. McNulty
Co-Head,                               Co-Head,
Goldman Sachs                          Goldman Sachs
Asset Management                       Asset Management

March 3, 1997

--------------------------------------------------------------------------------

Letter to Shareholders
--------------------------------------------------------------------------------
Goldman Sachs Balanced Fund


--------------------------------------------------------------------------------
Objective and Investment Approach

           The Goldman Sachs Balanced Fund seeks to provide investors with a combination of long-term growth of capital and current income by investing in a diversified portfolio that includes both equity and fixed income securities. Under normal market conditions, the fund is expected to maintain an asset mix of 45% to 65% in equity securities, with the remainder (at a minimum 25%) in fixed income securities. The fund's portfolio management team will review the fund's asset mix on a regular basis and adjust it to reflect changes in the economic environment.

           Stocks are selected using a value style, identifying those judged to be inexpensive relative to their expected long-term earnings and ability to pay dividends. We also consider the degree to which a company's management is committed to increasing value for shareholders.

           In the fixed income portion of the portfolio, we actively manage the portfolio within a risk-controlled framework. We seek to minimize interest rate risk relative to the portfolio's benchmark, and focus on seeking to add value through sector selection, security selection and yield curve strategies.

Performance Review: Equity, Fixed Income and Asset Allocation Contributed to Strong Results


                                   Fund Total Return
                                     (based on net     Benchmark
                                     asset value)    Total Return+
                                     ------------    -------------
 Class A (1/31/96 - 1/31/97)*           18.59%          15.51%
 Class B (5/1/96 - 1/31/97)*            16.22%          14.99%


* Class A and B share performance assumes reinvestment of all dividends and distributions, a complete redemption at the net asset value at the end of the period and no initial sales charge or contingent deferred sales charge. Performance for Class B shares is a cumulative total return (not annualized) from their inception through the end of the period.

+ The benchmark is a combination of the S&P 500 stock index (weighted at 55%) and the Lehman Brothers Aggregate Bond Index (weighted at 45%).

           We are pleased to report that during the period under review, the fund's Class A and Class B shares outperformed the benchmark. In addition, the fund's Class A shares ranked within the top 15% of the Lipper balanced fund category (35th of 281) for the 12-month period ended January 31, 1997, according to Lipper Analytical Services, Inc. (Please note that Lipper rankings do not take sales charges into account and that past performance is not a guarantee of future results. Class B shares were not ranked because they did not exist during the full year.)

           The equity and fixed income portions of the fund both performed favorably, with equity investments contributing most to fund results. In addition, our asset allocation decisions also benefited performance. During the spring of 1996, we reduced the fund's equity weightings in favor of fixed income investments, which worked in its favor when equities fell sharply in July. In October, we increased the fund's equity weighting, just prior to a significant rally in the stock market. As of January 31, 1997, the fund's asset mix based on net assets was 54% in equities, 42% in fixed income and the remainder in cash equivalents.

Best Performing Equity Investments Included Technology, Finance and Energy
Stocks

           The fund's best performing stocks came from a wide range of industries, particularly technology, finance and energy. Technology holdings that performed well included Intel Corp., the dominant microprocessor manufacturer, which we sold after it climbed sharply due to stronger than expected personal computer sales and reached our target price, and Avnet, Inc., the second largest distributor of semiconductors and other electronic components. In the financial sector, BankAmerica Corp. increased its focus on aggressive capital management, and NationsBank Corp. began to realize the benefits of cost cuts. Top-performing energy-related investments were Tosco Corp., an oil refiner and distributor, which continued its ambitious acquisition strategy, and Texaco Inc., which benefited from higher petroleum prices and a successful restructuring program. Disappointing performers included three companies that suffered from

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
overcapacity in their respective industries: Georgia-Pacific Corp. and Stone Container Corp., both manufacturers of paper products, and Geon Corp., a manufacturer of polyvinyl chloride.

           One of the fund's new investments was Unicom Corp., an electric utility that operates 12 nuclear units at six sites. Unicom generates excess capital and, unlike many other electric utilities, has no utility power purchase problems. We established a position after its stock price declined due to a mandated increase in spending on operations and maintenance, an issue that management believes will not impair the company's long-term prospects. During the period, we sold several stocks after they appreciated and reached our price targets, including Anheuser-Busch Co., Inc., the world's largest brewer, and Greenpoint Financial Corp., a New York-based thrift.


 Top 10 Equity Holdings as of January 31, 1997

                                                      Percentage of
                                                          Total
 Company                         Line of Business       Net Assets
 Aetna Inc.                      Healthcare                1.9%
                                   Management
 Tenet Healthcare Corp.          Hospitals                 1.9%
 Cigna Corp.                     Insurance                 1.7%
 Lear Corp.                      Autoparts/Original        1.7%
                                   Equipment
 Brunswick Corp.                 Pleasure                  1.7%
                                   Boats/Marine
                                   Engines
 Goodyear Tire & Rubber Co.      Tire and Rubber           1.6%
                                   Products
 Dean Witter Discover & Co.      Financial Services        1.6%
 Avnet, Inc.                     Electronic                1.5%
                                   Components
                                   Distributor
 Philip Morris Companies,        Tobacco and Food          1.5%
   Inc.                            Products
 Owens-Illinois, Inc.            Packaging                 1.5%


Corporate and Emerging Market Debt Sectors Led the Fund's Fixed Income
Performance

           The fixed income sectors that contributed most to the fund's performance were its corporate bond holdings and emerging market debt securities. Corporate bonds benefited when many companies reported positive earnings growth throughout the period. Emerging market debt was one of the fund's smaller allocations during the year but performed extremely well due to positive emerging country credit trends and supportive cash flows resulting from global investors' persistent search for incremental yield. In addition, the fund's investments in the mortgage and asset-backed sectors also performed well, reflecting healthy investor demand.

           The fund's largest fixed income allocation was mortgage-backed securities (MBS), which accounted for a 12.9% position in terms of total net assets, up from 10.0% a year ago. The MBS sector fared particularly well during the first half of the period, when interest rates rose and prepayment fears abated. We gradually trimmed the fund's exposure in the corporate bond sector to 9.8%, down from 13.2% a year ago, as it became more fully valued. The fund's asset-backed securities (ABS) weighting was 4.8%, and they continued to offer incremental yield over similar duration Treasuries. U.S. Treasuries, with an 8.5% allocation, were used together with futures to manage the fund's interest rate risk. Finally, 3.3% of the fund was invested in emerging market debt, where we stressed higher credit, short-duration bonds, and 0.7% was invested in government agency securities.

Outlook

           We believe that, overall, the stock market is moderately overvalued and is therefore unlikely to match the strong return it achieved in 1996. However, it is important to note that even after last year's rally, the fund's equity holdings continue to be attractively valued. We expect that our emphasis on using extensive fundamental research to identify stocks selling below their

--------------------------------------------------------------------------------

Letter to Shareholders
--------------------------------------------------------------------------------
Goldman Sachs Balanced Fund (continued)


--------------------------------------------------------------------------------
intrinsic value will continue to serve us well in 1997's potentially more challenging stock market environment.

           We have a relatively cautious view of the fixed income markets in the coming months due to a possible tightening by the Federal Reserve later in the year, which would impact the prices of fixed income securities. In the MBS market, the pace of mortgage prepayments remains stable, and we continue to identify specific securities that present attractive investment opportunities. We have a moderately optimistic view for the corporate sector, where we will continue to emphasize short-duration bonds that offer attractive incremental yield over Treasuries. Finally, we believe ABS still offer attractive value relative to other similarly rated securities, and we expect new supply to continue to be met with enthusiastic demand.

           Going forward, we will continue to actively allocate the portfolio's asset mix between the equity and fixed income sectors to take advantage of changing market conditions throughout the coming year.


/s/ Ronald E. Gutfleish                             /s/ Jonathan A. Beinner

Ronald E. Gutfleish                                 Jonathan A. Beinner
Senior Portfolio Manager,                           Co-Head,
U.S. Active Equity Value                            U.S. Fixed Income

/s/ G. Lee Anderson                                 /s/ c. Richard Lucy

G. Lee Anderson                                     C. Richard Lucy
Portfolio Manager,                                  Co-Head,
U.S. Active Equity Value                            U.S. Fixed Income

/s/ Eileen A. Aptman                                /s/ Richard H. Buckholz

Eileen A. Aptman                                    Richard H. Buckholz
Portfolio Manager,                                  Portfolio Manager,
U.S. Active Equity Value                            U.S. Fixed Income

March 3, 1997
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Goldman Sachs Balanced Fund
January 31, 1997

--------------------------------------------------------------------------------

The following graphs show the value as of January 31, 1997, of a $10,000 investment made (with and without the maximum sales charge of 5.5% and redemption charge of 5.0% for Class A and B, respectively) on the inception date of each class. For comparative purposes, the performance of the Fund's benchmarks (the Standard and Poor's 500 index ("S&P 500") and the Lehman Brothers Aggregate Bond Index (LBABI)) are shown for the appropriate time periods. All performance data shown represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor's shares, when redeemed, to be worth more or less than their original cost.

                                    Class A

                          [LINE GRAPH APPEARS HERE]

           GS Balanced        GS Balanced
             Class A            Class A
         (w/sales charge)   (no sales charge)    LBABI         S&P 500
         ----------------   -----------------    -----         -------
10/12/94       9,450             10,000          10,000         10,000
1/31/95        9,532             10,087          10,233         10,184
1/31/96       12,211             12,922          11,966         14,123
1/31/97       14,488             15,331          12,357         17,842


                                    Class B

                           [LINE GRAPH APPEARS HERE]

           GS Balanced          GS Balanced
             Class B              Class B
        (no redemp. charge)  (w/redemp. charge)    LBABI       S&P 500
        -------------------  ------------------    -----       -------
5/1/96        10,000              10,000           10,000       10,000
1/31/97       11,622              11,122           10,642       12,218

                                         ---------------------------------------
                                               Average Annual Total Return
                                         ---------------------------------------
                                              One Year      Since Inception/(a)/
         ------------------------------- ------------------ -------------------
         Class A, no sales charge              18.59%              20.32%
         ------------------------------- ------------------ -------------------
         Class A, w/sales charge               12.07%              17.41%
         ------------------------------- ------------------ -------------------
         Class B, no redemption charge          N/A                16.22%/(b)/
         ------------------------------- ------------------ -------------------
         Class B, w/redemption charge           N/A                11.22%/(b)/
         ------------------------------- ------------------ -------------------

/(a)/ Class A and B shares commenced operations October 12, 1994 and May 1,
      1996, respectively.
/(b)/ An aggregate total return (not annualized) is shown instead of an average annual total return since this class has not completed a full twelve months of operations.

Statement of Investments
--------------------------------------------------------------------
Goldman Sachs Balanced Fund
January 31, 1997

--------------------------------------------------------------------

Shares        Description                                     Value
====================================================================
Common Stocks--53.0%
Airlines--1.8%
 7,700        AMR Corp.*                                $   619,850
 32,600       Continental Airlines, Inc.*                   908,725
--------------------------------------------------------------------
                                                          1,528,575
--------------------------------------------------------------------
Appliance Manufacturer--0.9%
 28,600       Sunbeam Corp.                                 793,650
--------------------------------------------------------------------
Auto/Original Equipment Manufacturer--1.7%
 38,200       Lear Corp.*                                 1,427,725
--------------------------------------------------------------------
Auto/Vehicle--1.0%
 25,600       Ford Motor Co.                                824,400
--------------------------------------------------------------------
Banks--4.5%
 10,300       BankAmerica Corp.                           1,149,738
 5,300        Chase Manhattan Corp.                         490,250
 9,400        Fleet Financial Group, Inc.                   507,600
 9,300        NationsBank Corp.                           1,004,400
 7,400        Republic Bank of New York Corp.               655,825
--------------------------------------------------------------------
                                                          3,807,813
--------------------------------------------------------------------
Chemicals-Commodity--1.1%
 31,400       Geon Co.                                      588,750
 7,600        Union Carbide Corp.                           344,850
--------------------------------------------------------------------
                                                            933,600
--------------------------------------------------------------------
Defense--2.1%
 17,900       McDonnell Douglas Corp.                     1,203,775
 6,200        Northrop Grumman Corp.                        484,375
 1,900        Thiokol Corp.                                 106,400
--------------------------------------------------------------------
                                                          1,794,550
--------------------------------------------------------------------
Department Stores--0.8%
 13,900       Sears Roebuck & Co.                           667,200
--------------------------------------------------------------------
Electric Utilities--2.8%
 5,500        CMS Energy Corp.                              184,250
 43,000       Long Island Lighting Co.                      978,250
 49,600       Unicom Corp.                                1,171,800
--------------------------------------------------------------------
                                                          2,334,300
--------------------------------------------------------------------
Food--1.5%
 40,200       Chiquita Brands International, Inc.           587,925
 4,000        Unilever Inc.                                 658,000
--------------------------------------------------------------------
                                                          1,245,925
--------------------------------------------------------------------
Forest Products--1.1%
 12,400       Georgia Pacific Corp.                         912,950
--------------------------------------------------------------------
Health Suppliers/Services--1.3%
 23,300       Baxter International, Inc.                  1,074,713
--------------------------------------------------------------------
Healthcare Management--3.8%
 20,400       Aetna Inc.                                  1,611,600
 57,800       Tenet Healthcare Corp.*                     1,560,600
--------------------------------------------------------------------
                                                          3,172,200
--------------------------------------------------------------------
Home Builders--1.8%
 18,200       Centex Corp.                                  709,800
 28,200       Lennar Corp.                                  750,825
--------------------------------------------------------------------
                                                          1,460,625
--------------------------------------------------------------------
Insurance-Life--2.5%
 9,500        Cigna Corp.                                 1,440,438
 11,700       Lincoln National Corp.                        627,413
--------------------------------------------------------------------
                                                          2,067,851
--------------------------------------------------------------------
Insurance-Property and Casualty--1.6%
 9,200        Allmerica Financial Corp.                     336,950
 16,100       Partner Re Holding Ltd.                       571,550
 12,700       Tig Holdings, Inc.                            439,738
--------------------------------------------------------------------
                                                          1,348,238
--------------------------------------------------------------------
Integrated Oil--2.6%
 8,100        Atlantic Richfield Co.                      1,071,225
 10,300       Texaco, Inc.                                1,090,513
--------------------------------------------------------------------
                                                          2,161,738
--------------------------------------------------------------------
Logistics/Rail--1.0%
 30,400       Canadian Pacific Ltd.                         824,600
--------------------------------------------------------------------
Logistics/Trucking--1.2%
 39,600       Consolidated Freightways, Inc.              1,004,850
--------------------------------------------------------------------
Oil Refining & Marketing--1.9%
 12,800       Ashland Inc.                                  552,000
 11,300       Tosco Corp.                                 1,000,050
--------------------------------------------------------------------
                                                          1,552,050
--------------------------------------------------------------------
Packaging--1.5%
 52,500       Owens-Illinois Inc.*                        1,246,875
--------------------------------------------------------------------

--------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------


--------------------------------------------------------------------

Shares        Description                                     Value
====================================================================
Common Stocks (continued)
Recreational Products--1.7%
 55,500       Brunswick Corp.                           $ 1,394,438
--------------------------------------------------------------------
Security and Commodity Brokers, Dealers and Services--0.5%
 13,100       Lehman Brothers Holdings, Inc.                414,288
--------------------------------------------------------------------
Semiconductors & Electronics--1.5%
 20,700       Avnet Inc.                                  1,280,813
--------------------------------------------------------------------
Software--0.5%
 13,800       Autodesk Inc.                                 436,425
--------------------------------------------------------------------
Specialty Finance--1.6%
 34,200       Dean Witter Discover & Co.                  1,303,875
--------------------------------------------------------------------
Steel--1.0%
 20,200       AK Steel Holding Corp.                        813,050
--------------------------------------------------------------------
Supermarkets--2.0%
 56,300       Fleming Companies, Inc.                       907,838
 24,600       Supervalu, Inc.                               759,525
--------------------------------------------------------------------
                                                          1,667,363
--------------------------------------------------------------------
Textiles--1.3%
 27,500       Fruit of The Loom, Inc.*                    1,103,438
--------------------------------------------------------------------
Tire & Other Related Rubber Products--1.6%
 24,000       Goodyear Tire & Rubber Co.                  1,308,000
--------------------------------------------------------------------
Tobacco--2.8%
 4,200        Loews Corp.                                   415,275
 10,700       Philip Morris Companies, Inc.               1,271,963
 12,100       RJR Nabisco, Inc.                             396,275
 8,500        Universal Corp.                               263,500
--------------------------------------------------------------------
                                                          2,347,013
--------------------------------------------------------------------
Total Common Stocks
   (Cost $35,773,086)                                   $44,253,131
====================================================================
Preferred Stocks--0.1%
Media Content--0.1%
 63           Time Warner, Inc. 10.25%                  $    69,064
--------------------------------------------------------------------
Tobacco--0.0%
 3,400        RJR Nabisco, Inc., class C 9.25%               22,525
--------------------------------------------------------------------
Total Preferred Stocks
   (Cost $84,320)                                       $    91,589
====================================================================
Rights--1.1%
Forest Products--0.7%
 42,000       Stone Container Corp. * exp. 08/08/98     $   567,000
Technology Capital Goods--0.4%
 10,800       Teradyne, Inc.* exp. 03/26/00                 333,450
--------------------------------------------------------------------
Total Rights
   (Cost $923,718)                                      $   900,450
====================================================================
Principal           Interest           Maturity
Amount                Rate               Date                 Value
====================================================================
Fixed Income--41.5%

Asset-Backed Securities--4.8%
Airplanes Pass Through Trust Series 1, Class C
$   100,000            8.15%           03/15/19         $   102,655
Asset Securitization Corp., Series 1996, Class A1
    250,000            6.88            11/13/26             249,609
Case Equipment Loan Trust, Series 1995-A, Class A
     74,286            7.30            03/15/02              75,124
Chemical Bank Master Credit Card Trust, Series 1995-2, Class A
    140,000            6.23            06/15/03             139,343
Chevy Chase Auto Receivables Trust Series 1995-2, Class A
     74,323            5.80            06/15/02              74,137
Discover Card Master Trust 1994-2, Class A
     70,000            5.83            10/16/04              70,613
Discover Card Master Trust 1996-2, Class A
    110,000            5.70            07/18/05             110,550
Discover Card Master Trust 1996-4, Class A
    740,000            5.86            10/16/13             751,329
Discover Card Master Trust 1996-4, Class B
    420,000            6.03            10/16/13             424,460
Fasco Auto Trust, Series 1996-1
    266,114            6.65            11/15/01             267,223
Fingerhut Master Trust, Series 1996-1, Class A
    200,000            6.45            02/20/02             200,936
Navistar Financial Trust, Series 1995-A, Class A2
    134,590            6.55            11/20/01             135,347
Navistar Financial Trust, Series 1995-b, Class A3
    120,000            6.05            04/15/02             120,000
Sears Credit Account Master Trust, Series 1995-2, Class A
    700,000            8.10            06/15/04             733,026
--------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

Statement of Investments
--------------------------------------------------------------------
Goldman Sachs Balanced Fund (continued)
January 31, 1997

--------------------------------------------------------------------
Principal           Interest           Maturity
Amount                Rate               Date                 Value
====================================================================
Asset-Backed Securities (continued)
Sears Credit Card Master Trust, Series 1995-3, Class A
$    70,000            7.00%           10/15/04         $    71,268
Standard Credit Card Master Trust, Series 1994-4, Class A
    110,000            8.25            11/07/03             117,322
Standard Credit Card Master Trust, Series 1995-1, Class A
    360,000            8.25            01/07/07             389,135
--------------------------------------------------------------------
Total Asset-Backed Securities
   (Cost $4,019,726)                                    $ 4,032,077
====================================================================
Corporate Bonds--9.8%
Finance Bonds--3.6%
BankAmerica Corp.
$   500,000            7.75%           07/15/02         $   520,600
Capital One Bank
    200,000            8.33            02/10/97             200,056
    250,000            8.13            02/27/98             254,825
Conseco Finance
    120,000            8.70            11/15/26             122,912
Continental Bank
    100,000           12.50            04/01/01             120,501
Countrywide Funding Corp.
    100,000            6.08            07/14/99              99,368
    150,000            8.00            12/15/26             147,029
Edison Mission Energy Funding Corp.
    100,000            6.77            09/15/03              99,852
Fleet Mortgage Group, Inc.
    250,000            6.50            06/15/00             248,888
Golden West Financial Corp.
    200,000           10.25            12/01/00             223,894
Meditrust, Inc.
    120,000            7.82            09/10/26             128,021
Mic Finance Trust
     80,000            8.38            02/01/27              80,442
Olympic Financial Ltd.
     95,000           13.00            05/01/00             107,350
PXRE Cap Trust
     65,000            8.85            02/01/27              65,847
Signet Banking Corp.
$   500,000            9.63%           06/01/99         $   531,870
Washington Real Estate
     55,000            7.13            08/13/03              54,745
--------------------------------------------------------------------
Total Finance Bonds
   (Cost $3,035,271)                                    $ 3,006,200
====================================================================
Industrial Bonds--5.6%
360 Communications Co.
$   195,000            7.13%           03/01/03         $   193,518
Auburn Hills Trust
     90,000           12.00            05/01/20             134,352
Blockbuster Entertainment
     50,000            6.63            02/15/98              49,995
Chelsea GCA Realty
    226,000            7.75            01/26/01             228,362
DVI Equipment Lease Trust
    434,745            6.55            07/10/04             434,605
Ford Motor Credit Co.
     40,000            8.38            01/15/00              42,038
General Motors Acceptance Corp.
    170,000            7.13            05/10/00             173,087
    210,000            5.63            02/05/01             202,810
H + T Master Trust, Class A2
    220,000            8.18            08/15/02             220,000
K Mart Corp.
     40,000            9.55            06/30/98              40,290
     40,000            9.60            09/15/98              40,845
Loewen Group International
     50,000            7.75            10/15/01              50,000
News America Holdings, Inc.
    160,000            7.50            03/01/00             163,784
Northwest Airlines
    217,076            8.97            01/02/15             226,558
NWA
     68,025            8.26            03/10/06              71,149
--------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------

--------------------------------------------------------------------
Principal           Interest           Maturity
Amount                Rate               Date                 Value
====================================================================
Corporate Bonds (continued)
Industrial Bonds (continued)
Oryx Energy Co.
$   245,000            9.50%           11/01/99         $   259,252
RJR Nabisco Inc.
    135,000            8.00            07/15/01             136,184
    160,000            8.63            12/01/02             164,654
Rogers Cablesystems, Inc.
    115,000            9.63            08/01/02             119,600
Tele-Communications, Inc.
    295,000            6.19            09/15/03             292,956
    125,000            9.65            10/01/03             133,951
     20,000            6.82            09/15/10              19,899
Tenet Healthcare Corp.
     60,000            9.63            09/01/02              65,100
Time Warner, Inc.
    375,000            7.45            02/01/98             378,776
    125,000            9.63            05/01/02             139,444
    250,000            7.98            08/15/04             256,243
Tosco Corp.
    110,000            7.00            07/15/00             110,793
U.S. Home Corp.
     70,000            7.95            03/01/01              68,250
USI American Holdings Corp.
     60,000            7.25            12/01/06              58,540
Viacom International
     80,000            9.13            08/15/99              81,800
     95,000           10.25            09/15/01             103,550
--------------------------------------------------------------------
Total Industrial Bonds
   (Cost $4,650,412)                                    $ 4,660,385
====================================================================
Utility Bonds--0.6%
Arkla Inc.
$   250,000            9.20%           12/18/97         $   255,665
Central Maine Power Co.
    100,000            7.38            01/01/99             100,138
    160,000            7.45            08/30/99             159,134
--------------------------------------------------------------------
Total Utility Bonds
   (Cost $521,661)                                      $   514,937
====================================================================
--------------------------------------------------------------------
====================================================================
Total Corporate Bonds
   (Cost $8,207,344)                                    $ 8,181,522
====================================================================
Government Bonds--1.2%
Australia Commonwealth
AUD1,000,000           7.50%           07/15/05         $   769,138
Province of Quebec
$   200,000           13.25            09/15/14             238,976
--------------------------------------------------------------------
Total Government Bonds
   (Cost $1,033,387)                                    $ 1,008,114
====================================================================
Emerging Market Debt--3.3%
Argentina Bocan
$   144,111            5.69%           04/01/01         $   138,490
Asia Pulp and Paper International Finance Co.
    100,000            7.26(a)        04/03/97              98,614
    200,000            8.30            06/28/99             198,118
     90,000           10.25            10/01/00              90,754
Banco De Commercio Exterior
     30,000            8.63            06/02/00              30,979
BCO De Colombia
    110,000            8.63            06/02/00             113,590
Bridas Corp.
    170,000           12.50            11/15/99             181,433
Bridas Corp. Gtd Euro Medium
     60,000            9.50            06/17/99              60,147
Corp. Andina de Fomento
    160,000            7.25            04/30/98             161,774
Emp Ica Soc Contro
    110,000            9.75            02/11/98             111,440
Empresa Col Petroleos
     80,000            7.25            07/08/98              80,566
Financiera Energy Nacional
    230,000            5.88            02/17/98             226,062
     60,000            8.13            04/09/98              60,347
    200,000            8.46            06/19/98             201,876
     80,000            9.38            06/15/06              82,847
--------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

Statement of Investments
--------------------------------------------------------------------
Goldman Sachs Balanced Fund (continued)
January 31, 1997

--------------------------------------------------------------------
Principal           Interest           Maturity
 Amount               Rate               Date                 Value
====================================================================
Emerging Market Debt (continued)
Grupo Industrial Durango
$   120,000           12.00%           07/15/01         $   127,978
Grupo Televisa
     20,000           11.38            05/15/03              21,425
Imexsa Export Trust
    100,000           10.13            05/31/03             104,190
Inst Fomento Industrial
    290,000            8.38            07/29/01             295,707
PT Indah Kiat
     50,000            8.88            11/01/00              49,518
Republic of Argentina
     89,600            8.63            04/06/98              90,730
    150,000            5.63            04/01/00              75,600
Sampoerna International
     50,000            8.38            06/15/06              51,208
YPF Sociedad Anonima
    111,483            7.50            10/26/02             113,132
--------------------------------------------------------------------
Total Emerging Market Debt
   (Cost $2,710,872)                                    $ 2,766,525
====================================================================
Government Agency Obligations--0.7%
Federal National Mortgage Association
$   520,000            8.50%           02/01/05         $   545,917
--------------------------------------------------------------------
Total Government Agency Obligations
   (Cost $566,963)                                      $   545,917
====================================================================
Mortgage Backed Obligations--12.9%
Federal Home Loan Mortgage Corp.
$ 2,000,000            7.50%           TBA-30yr/(b)/    $ 2,003,740
Federal National Mortgage Association
  2,000,000            8.00            TBA-30yr/(b)/      2,042,500
  1,000,000            6.50            TBA-15yr/(b)(d)/     990,930
     95,702            8.50            09/01/06/(d)/        100,068
    119,291            8.50            03/01/07/(d)/        124,733
    677,419            8.50            03/01/10/(d)/        707,985
  1,000,000            3.50            05/25/19             869,370
====================================================================
Government National Mortgage Association
$ 1,000,000            7.50%           TBA-30yr/(b)/    $ 1,002,180
    963,086            7.50            05/15/23             969,404
  1,005,709            7.00            07/15/23             990,311
  1,000,000            7.00            08/15/23             984,690
--------------------------------------------------------------------
Total Mortgage Backed Obligations
   (Cost $10,687,107)                                   $10,785,911
====================================================================
Sovereign Credit--0.2%
State of Israel
$   150,000             6.38%          12/15/05         $   141,983
--------------------------------------------------------------------
Total Sovereign Credit
   (Cost $139,082)                                      $   141,983
====================================================================
U.S. Treasury Obligations--8.5%
United States Treasury Bonds
$   470,000           12.00%           08/15/13/(d)/    $   666,592
    120,000            8.75            05/15/17/(d)/        144,619
     30,000            8.88            08/15/17              36,595
    580,000            8.75            05/15/20             704,068
    160,000            8.75            08/15/20/(d)/        194,400
    680,000            7.63            02/15/25             743,430
United States Treasury Notes
  1,200,000            6.88            08/31/99           1,223,628
  1,000,000            6.13            07/31/00             999,220
    900,000            7.88            11/15/04             977,202
United States Treasury Principal Only Stripped Securities/(a)/
     80,000            6.03/(a)/       08/15/99              68,774
    740,000            6.55/(a)/       11/15/04/(d)/        447,552
    320,000            6.59/(a)/       05/15/05             186,781
  2,200,000            7.09/(a)/       02/15/19             473,968
    890,000            7.10/(a)/       05/15/20             175,205
--------------------------------------------------------------------
Total U.S. Treasury Obligations
   (Cost $7,102,563)                                    $ 7,042,034
====================================================================

--------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------

--------------------------------------------------------------------
Principal           Interest           Maturity
 Amount               Rate               Date                 Value
====================================================================
Yankee Bonds--0.1%
Korea Electric Power
$    93,927            7.40%           04/01/16         $    93,712
--------------------------------------------------------------------
Total Yankee Bonds
   (Cost $90,825)                                       $    93,712
====================================================================
Total Fixed Income
   (Cost $34,557,869)                                   $34,597,795
--------------------------------------------------------------------
Short-Term Obligations--0.2%
Argentina Treasury Bill
$    40,000            6.00%/(a)/      02/14/97         $    39,896
Banco Nacional de Com
     50,000           10.63            06/23/97              51,291
Republic of Argentina
     90,000            6.29(a)         05/16/97              88,166
--------------------------------------------------------------------
Total Short-Term Obligations
   (Cost $179,353)                                      $   179,353
====================================================================
Repurchase Agreement--11.0%
Joint Repurchase Agreement Account
$ 9,200,000            5.63%           02/03/97/(d)/    $ 9,200,000
--------------------------------------------------------------------
Total Repurchase Agreement
   (Cost $9,200,000)                                    $ 9,200,000
====================================================================
Total Investments
   (Cost $80,718,346)/(c)/                              $89,222,318
====================================================================
Federal Income Tax Information:
   Gross unrealized gain for investments in which
      value exceeds cost                                $ 9,461,225
   Gross unrealized loss for investments in which
      cost exceeds value                                   (981,857)
--------------------------------------------------------------------
   Net unrealized gain                                  $ 8,479,368
====================================================================

--------------------------------------------------------------------

====================================================================
Futures contracts open at January 31, 1997 are as follows:
                           Number of
                           Contracts     Settlement     Unrealized
          Type              Long(e)        Month        Gain(Loss)
------------------------- ------------ ---------------  -----------
2-Year U.S. Treasury Note        5        March 1997      $(3,438)
10-Year U.S. Treasury Bond      15        March 1997      (25,500)
30-Year U.S. Treasury Bond       2        March 1997       (3,969)
S&P 500 Stock Index              4        March 1997      123,100
-------------------------------------------------------------------
                                                          $90,193
-------------------------------------------------------------------

*     Non-income producing security.
/(a)/ The interest rate disclosed for these securitites represents effective yields to maturity.
/(b)/ TBA (To Be Assigned) securities are purchased on a forward commitment basis with an approximate (generally +/-2.5%) principal amount and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.
/(c)/ The aggregate cost for federal income tax purposes is $80,742,950.
/(d)/ Portions of these securities are being segregated as collateral for futures contracts, TBA (To Be Assigned) securities, covered short sales and/or mortgage dollar rolls.
/(e)/ Each 2-Year U.S. Treasury Note contract represents $200,000 in notional par value. Each 10-Year and 30-Year U.S. Treasury Bond contract represents $100,000 in notional par value. Each S&P 500 Stock Index represents $50,000 in notional par value. The total net notional amount and market value at risk are $2,900,000 and $4,463,969, respectively. The determination of notional amounts does not consider market risk factors and therefore notional amounts as presented here are indicative only of volume of activity and not a measure of market risk.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

--------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Letter to Shareholders
--------------------------------------------------------------------------------
Goldman Sachs Select Equity Fund


--------------------------------------------------------------------------------
Objective and Investment Approach

     The Goldman Sachs Select Equity Fund is designed to provide investors with a broadly diversified portfolio that can be used as a core holding on which to build an investment program. The fund's investment objective is to provide investors with long-term growth of capital and dividend income through investment in a broadly diversified portfolio of predominantly large-cap and blue-chip equity securities representing all major sectors of the U.S. economy. The fund's mandate is to remain fully invested with industry diversification, capitalization and risk characteristics similar to the aggregate U.S. stock market as represented by the S&P 500 stock index. Therefore, the fund's relative performance compared with the market comes almost exclusively from stock selection within sectors. We believe the fund offers investors an attractive combination of value and growth, without assuming more risk than the broad market.

     The fund employs a disciplined approach that combines fundamental investment research provided by the Goldman Sachs Global Investment Research Department with quantitative analysis generated by the Asset Management Division's proprietary model. Our quantitative system evaluates each stock using many different criteria including valuation measures, growth expectations, earnings momentum and risk. It also objectively analyzes the impact of current economic conditions on different types of stocks. Those stocks ranked highly by both our quantitative model and by Goldman Sachs research are selected for the fund's portfolio.

Performance Review: Quantitative Model Contributed to the Fund's Performance
--------------------------------------------------------------------------------

                                                        Fund Total
                                                          Return        S&P 500
                                                       (based on net     Total
                                                        asset value)     Return
                                                        -----------      ------
 Class A (1/31/96 -1/31/97)*                               23.75%        26.25%
 Class B (5/1/96 -1/31/97)*                                18.59%        22.18%
 Institutional (1/31/96 -1/31/97)*                         24.63%        26.25%
 Service (6/7/96 - 1/31/97)*                               15.92%        18.36%

--------------------------------------------------------------------------------
* Class A, B, Institutional and Service share performance assumes reinvestment of all dividends and distributions, a complete redemption at the net asset value at the end of the period and no initial sales charge or contingent deferred sales charge. Performance for Class B and Service shares is a cumulative total return (not annualized) from their inception through the end of the period.

     During the period, the fund achieved strong absolute returns, with most of its gains occurring in the second half of the year. When the period began, the fund performed well primarily due to successful stock selection. The Research Department's qualitative ratings were particularly helpful early in the period, when its analysis helped the fund steer clear of underperforming stocks. During the latter half of the year, most of the fund's positive performance came from the Asset Management Division's quantitative model.

     Of the three themes considered by our quantitative model -- value, growth and low-risk -- stocks with value-oriented features, such as low price/earnings ratios, received the highest weighting during most of the period. This emphasis did not work in the fund's favor during the second and third quarters of 1996, when stocks with growth characteristics (strong near-term growth expectations and high price/earnings multiples) outperformed value-oriented stocks. In the fourth quarter, however, our emphasis on value proved to be extremely successful, as stocks with value characteristics soared to record highs and outperformed the other themes by a substantial margin. As a result of this dramatic rebound, value emerged as the dominant investment style for the year.

     Despite the positive results from our quantitative model, the fund underperformed the index because it was

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
unable to keep pace with the dramatic outperformance of the largest 50 stocks, which accounted for a significant portion of the market's gains. In addition, the fund held a slightly higher cash position than usual as the volume of new assets invested in the fund rapidly increased, particularly during the fourth quarter, when the top 50 stocks surged. To address this issue, at the end of 1996 the fund instituted new procedures to ensure that cash balances will be invested more rapidly. Furthermore, we expect that any future market advance will broaden to include stocks beyond the top 50.

     The fund's best performers were large-capitalization stocks from a wide range of sectors, including banks (BankAmerica Corp. and NationsBank Corp.), technology companies (Intel Corp., Microsoft Corp. and IBM Corp.), consumer staples (Procter & Gamble Co.), electrical equipment (General Electric Co.) and tobacco (Philip Morris Companies, Inc.).

     Stocks that fell short of our expectations included some of the fund's utility, telecommunication and oil investments such as Unicom Corp., Airtouch Communications, Inc. and Tenneco, Inc.

Portfolio Composition: Model Increasingly Favored Stocks With Defensive Characteristics

     As of January 31, 1997, the fund held 141 stocks. While its sector exposures were generally in line with the S&P 500 index, the fund was overweighted in electric/gas (5.8% for the fund versus 3.3% for the S&P 500) and energy (10.1% versus 8.0%) and underweighted in consumer nondurables (10.2% versus 12.9%) and telecommunications (3.9% versus 6.3%). These over- and underweightings, as shown in Table II, were the result of the fund's stock selection process and were not a reflection of our economic forecast for specific sectors.

     During the first quarter of 1996, the Fund's quantitative model favored growth characteristics (such as earnings momentum and price momentum) and put a smaller, but still positive, weight on stocks with value or low-risk characteristics (e.g., low beta and low "disappointment" risk). As the year progressed, the fund's strategy became somewhat more defensive as our quantitative model increased its weighting in value and low-risk themes. This shift was triggered by a number of indicators that pointed toward emerging excesses in the equity market: Low cash cushions held by equity mutual funds, the increasing volatility of equity prices, the record-low dividend yields and the divergence in returns between stocks and bonds.

     As a result of our more defensive posture, over the past year we gradually increased the fund's weighting in energy-related companies such as Texaco Inc. and Atlantic Richfield Co., both newcomers to the fund's 10 largest holdings. We also decreased the fund's exposure to consumer noncyclicals, which includes food/agriculture companies (e.g., IBP, Inc. and Kellogg Co.).

     As of the end of the period, the fund's major valuation characteristics were more attractive than the benchmark. These included a lower price/earnings ratio based on 1997 estimated earnings (15.9x versus 17.3x for the S&P 500) as well as a lower price/book ratio (3.0x versus 3.4x). The fund achieved these favorable valuation levels while maintaining growth and risk characteristics in line with those of the S&P 500.

Table I: Top 10 Portfolio Holdings as of 1/31/97
--------------------------------------------------------------------------------

                                                     Percentage of
                                                       Total Net
 Company                      Line of Business           Assets
 General Electric Co.         Electronics                 2.9%
 Intel Corp.                  Semiconductors              2.8%
                                and Electronics
 Exxon Corp.                  Petroleum and               2.2%
                                Natural Gas
 Microsoft Corp.              Computer Software           2.1%
 Texaco Inc.                  Petroleum and               2.0%
                                Natural Gas
 Merck & Co., Inc.            Pharmaceuticals             1.9%
 Atlantic Richfield Co.       Petroleum and               1.7%
                                Natural Gas
 Bristol-Myers Squibb Co.     Pharmaceuticals             1.7%
 Philip Morris Companies,     Tobacco and Food            1.7%
   Inc.                         Products
 Travelers Group, Inc.        Financial Services          1.6%

--------------------------------------------------------------------------------

Letter to Shareholders
--------------------------------------------------------------------------------
Goldman Sachs Select Equity Fund (continued)


--------------------------------------------------------------------------------
Table II: Sector Breakout as of 1/31/97
--------------------------------------------------------------------------------

                                         Percentage of
                            Percentage      S&P 500
 Industry Sectors          of Portfolio      Index       Difference
 Finance                       17.8%         16.2%          1.6%
 Consumer Nondurables          10.2%         12.9%         -2.7%
 Energy                        10.1%          8.0%          2.1%
 Health                         9.6%         10.4%         -0.8%
 Technology                     9.3%         10.9%         -1.6%
 Basic Industry                 7.9%          7.1%          0.8%
 Capital Spending               6.5%          5.6%          0.9%
 Electric/Gas                   5.8%          3.3%          2.5%
 Miscellaneous                  4.4%          5.0%         -0.6%
 Retail                         4.3%          3.6%          0.7%
 Telecommunications             3.9%          6.3%         -2.4%
 Consumer Services              3.8%          4.8%         -1.0%
 Consumer Durables              2.6%          2.5%          0.1%
 Aerospace                      1.8%          2.0%         -0.2%
 Transportation                 1.1%          1.4%         -0.3%
 Cash                           1.0%          0.0%          1.0%

--------------------------------------------------------------------------------

Outlook

     Goldman Sachs expects the U.S. equity market to continue to advance in 1997, although returns will likely be more modest than the unusually strong results of 1995 and 1996. In addition, we expect equity gains to broaden beyond the top 50 stocks. In 1997, we will continue to maintain a balanced approach by considering risk, value and growth simultaneously.

However, the relative importance of avoiding riskier stocks has increased in the current market environment, which is likely to result in greater emphasis on defensive stocks with below-average price volatility, attractive valuations and lower possibility of near-term earnings disappointments.


/s/ Robert C. Jones

Robert C. Jones
Senior Portfolio Manager,
Quantitative Equity


/s/ Kent A. Clark

Kent A. Clark
Portfolio Manager,
Quantitative Equity


/s/ Victor H. Pinter

Victor H. Pinter
Portfolio Manager,
Quantitative Equity

March 3, 1997

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Goldman Sachs Select Equity Fund
January 31, 1997

--------------------------------------------------------------------------------

The following graphs show the value, as of January 31, 1997, of a $10,000 investment made (with and without the maximum sales charge of 5.5% and redemption charge of 5.0% for Class A and B, respectively) on the inception date of each class. For comparative purposes, the performance of the Fund's benchmark (the Standard and Poor's 500 Index ("S&P 500")) is shown for the appropriate time periods. All performance data shown represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor's shares, when redeemed, to be worth more or less than their original cost.

                        Class A

                [LINE GRAPH APPEARS HERE]

           GS Select Eq        GS Select Eq
              Class A             Class A
         (w/sales charge)    (no/sales charge)   S&P 500
         ----------------    ----------------    -------
5/24/91        9,450              10,000          10,000
1/31/92       10,112              10,701          11,092
1/31/93       10,548              11,162          12,266
1/31/94       12,144              12,851          13,846
1/31/95       12,009              12,708          13,919
1/31/96       16,654              17,617          19,306
1/31/97       20,613              21,813          24,390
                             Class B

                     [LINE GRAPH APPEARS HERE]

           GS Select Eq             GS Select Eq
              Class B                  Class B
      (no redemption charge)    (w/redemption charge)     S&P 500
      ----------------------    ---------------------     -------
5/1/96        10,000                   10,000              10,000
1/31/97       11,859                   11,359              12,218
                  Institutional

            [LINE GRAPH APPEARS HERE]

                   GS Select Eq
                Institutional Class     S&P 500
                -------------------     -------
6/15/95                10,000            10,000
1/31/96                12,014            12,029
1/31/97                14,983            15,197
                 Service

         [LINE GRAPH APPEARS HERE]

                   GS Select Eq
                    Serv. Class    S&P 500
                   ------------    -------
6/7/96                10,000        10,000
1/31/97               11,592        11,836

                                ------------------------------------------------
                                          Average Annual Total Return
                                ------------------------------------------------
                                      One Year          Since Inception/(a)/
--------------------------------------------------------------------------------
Class A, no sales charge               23.75%                  14.67%
--------------------------------------------------------------------------------
Class A, w/sales charge                16.98%                  13.54%
--------------------------------------------------------------------------------
Class B, no redemption charge            N/A                   18.59% /(b)/
--------------------------------------------------------------------------------
Class B, w/redemption charge             N/A                   13.59% /(b)/
--------------------------------------------------------------------------------
Institutional Class                    24.63%                  28.04%
--------------------------------------------------------------------------------
Service Class                            N/A                   15.92% /(b)/
--------------------------------------------------------------------------------

/(a)/ Class A, Class B, Institutional and Service shares commenced operations on
      May 24, 1991, May 1, 1996, June 15, 1995 and June 7, 1996, respectively.
/(b)/ An aggregate total return (not annualized) is shown instead of an average annual total return since these classes have not completed a full twelve months of operations.

--------------------------------------------------------------------------------

Statement of Investments
Goldman Sachs Select Equity Fund
--------------------------------------------------------------------
January 31, 1997
--------------------------------------------------------------------


--------------------------------------------------------------------

Shares         Description                                    Value
--------------------------------------------------------------------
Common Stocks--97.3%

Aerospace--0.8%
 43,600        United Technologies Corp.              $   3,041,100
--------------------------------------------------------------------
Agency/Government--0.9%
 93,800        Federal National Mortgage Assn.            3,705,100
--------------------------------------------------------------------
Agriculture/Heavy Equipment--2.5%
 25,100        Case Corp.                                 1,330,300
 55,500        Caterpillar, Inc.                          4,308,188
 44,100        Conagra, Inc.                              2,227,050
 48,900        Tenneco, Inc.                              1,956,000
--------------------------------------------------------------------
                                                          9,821,538
--------------------------------------------------------------------
Airlines--1.2%
 19,700        AMR Corp.*                                 1,585,850
 38,500        Delta Air Lines, Inc.                      3,041,500
--------------------------------------------------------------------
                                                          4,627,350
--------------------------------------------------------------------
Alcohol--0.2%
 21,600        Anheuser Busch Companies, Inc.               918,000
--------------------------------------------------------------------
Appliance Manufacturer--1.0%
 38,300        Emerson Electric Co.                       3,782,125
--------------------------------------------------------------------
 Auto/Original Equipment Manufacturer--0.3%
 23,100        Cummins Engine, Inc.                       1,215,638
--------------------------------------------------------------------
Auto/Vehicle--1.5%
 25,200        Chrysler Corp.                               878,850
 32,200        Ford Motor Co.                             1,034,425
 70,700        General Motors Corp.                       4,171,300
--------------------------------------------------------------------
                                                          6,084,575
--------------------------------------------------------------------
Bank Holding Companies--0.4%
 26,000        Comerica, Inc.                             1,485,250
--------------------------------------------------------------------
Banks--6.0%
 33,550        Banc One Corp.                             1,522,331
 48,000        Bank of New York, Inc.                     1,758,000
 46,400        BankAmerica Corp.                          5,179,400
 12,900        Chase Manhattan Corp.                      1,193,250
 25,800        Citicorp                                   3,002,475
 28,500        First Bank System, Inc.                    2,166,000
 34,400        First Chicago Corp.                        1,965,100
  6,400        First Union Corp.                            535,200
 48,400        NationsBank Corp.                          5,227,200
  4,500        Wells Fargo & Company                  $   1,371,375
--------------------------------------------------------------------
                                                         23,920,331
--------------------------------------------------------------------
Beverages--1.6%
 41,900        Coca Cola Co.                              2,424,963
 115,300       Pepsico, Inc.                              4,021,088
--------------------------------------------------------------------
                                                          6,446,051
--------------------------------------------------------------------
Business Services--0.2%
 19,100        Automatic Data Processing, Inc.              790,263
--------------------------------------------------------------------
Chemicals-Commodity--2.1%
 46,000        Dow Chemicals Co.                          3,547,750
 20,600        Du Pont EI de Nemours                      2,258,275
 68,900        Monsanto Co.                               2,609,588
--------------------------------------------------------------------
                                                          8,415,613
--------------------------------------------------------------------
Chemicals-Specialty--1.0%
 37,800        Allied Signal, Inc.                        2,655,450
 27,700        Morton International, Inc.                 1,125,313
--------------------------------------------------------------------
                                                          3,780,763
--------------------------------------------------------------------
Commercial Services--0.3%
 32,500        Interim Services, Inc.*                    1,178,125
--------------------------------------------------------------------
Communications Services Companies--1.5%
 75,500        Airtouch Communications, Inc.*             1,953,563
 96,100        Sprint Corp.                               3,916,075
--------------------------------------------------------------------
                                                          5,869,638
--------------------------------------------------------------------
Communications Technology--0.8%
 37,403        Lucent Technologies, Inc.                  2,029,113
 15,200        Motorola Inc.                              1,037,400
--------------------------------------------------------------------
                                                          3,066,513
--------------------------------------------------------------------
Computers--0.9%
 65,200        Hewlett Packard Co.                        3,431,150
--------------------------------------------------------------------
Computers & Peripherals--3.7%
 45,400        Cisco Systems, Inc.*                       3,166,650
 35,000        Compaq Computer Corp.*                     3,040,625
 20,300        Eastman Kodak Co.                          1,761,025
 33,400        International Business Machines            5,252,150
 51,100        Sun Microsystems, Inc.*                    1,622,425
--------------------------------------------------------------------
                                                         14,842,875
--------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


--------------------------------------------------------------------

Shares         Description                                    Value
--------------------------------------------------------------------
Common Stocks (continued)
Construction/Environmental Services--0.2%
 13,300        Armstrong World Industries, Inc.       $     944,300
--------------------------------------------------------------------
Consumer Staples--3.4%
 51,700        American Home Products Corp.               3,276,488
 13,300        Clorox Co.                                 1,577,713
 60,200        Gillette Co.                               4,906,300
 33,400        Procter & Gamble Co.                       3,857,700
--------------------------------------------------------------------
                                                         13,618,201
--------------------------------------------------------------------
Defense--1.4%
 5,400         Boeing Co.                                   578,475
 17,700        McDonnell Douglas Corp.                    1,190,325
 18,500        Textron, Inc.                              1,801,438
 36,800        TRW, Inc.                                  1,867,600
--------------------------------------------------------------------
                                                          5,437,838
--------------------------------------------------------------------
Department Stores--3.2%
 147,400       Dayton Hudson Corp.                        5,545,925
 38,000        Federated Dept. Stores, Inc.*              1,249,250
 18,900        Mercantile Stores Co.                        926,100
 65,700        Sears Roebuck & Co.                        3,153,600
 72,100        Walmart Stores, Inc.                       1,712,375
--------------------------------------------------------------------
                                                         12,587,250
--------------------------------------------------------------------
Electric Utilities--4.7%
 76,300        Duke Power Co.                             3,576,563
 128,700       Edison International, Inc.                 2,750,963
 31,500        Empresa Nacional de Electric ADR           2,071,125
 139,600       Niagara Mohawk Power*                      1,413,450
 57,700        Public Service Company of New Mexico       1,154,000
 92,800        Texas Utilities Co.                        3,758,400
 156,300       Unicom Corp.                               3,692,588
--------------------------------------------------------------------
                                                         18,417,089
--------------------------------------------------------------------
Electrical Equipment Manufacturer--2.9%
 112,200       General Electric Co.                      11,556,600
--------------------------------------------------------------------
Financial Services--0.7%
 53,300        Providian Corp.                            2,871,538
--------------------------------------------------------------------
Food Producers--0.5%
 10,600        CPC International, Inc.                      814,875
 16,400        Ralston Purina Co.                         1,289,450
--------------------------------------------------------------------
                                                          2,104,325
--------------------------------------------------------------------
Forest Products--2.6%
 78,600        Avery Dennison Corp.                       2,878,725
 32,000        Champion International Corp.               1,340,000
 32,600        Georgia Pacific Corp.                      2,400,175
 26,000        International Paper Co.                    1,062,750
 19,700        Mead Corp.                                 1,108,125
 30,700        Weyerhaeuser Co.                           1,396,850
--------------------------------------------------------------------
                                                         10,186,625
--------------------------------------------------------------------
Funeral Services--0.2%
 29,600        Service Corp. International                  858,400
--------------------------------------------------------------------
Gas Distribution & Pipeline--1.2%
 55,600        Columbia Gas Systems, Inc.                 3,620,950
 22,900        Panenergy Corp.                            1,056,263
--------------------------------------------------------------------
                                                          4,677,213
--------------------------------------------------------------------
Health Suppliers/Services--1.3%
 73,200        Johnson & Johnson                          4,218,150
 15,800        Medtronic Inc.                             1,082,300
--------------------------------------------------------------------
                                                          5,300,450
--------------------------------------------------------------------
Healthcare Management--0.8%
 55,800        Columbia HCA Healthcare                    2,204,100
 38,300        Manor Care, Inc.                             976,650
--------------------------------------------------------------------
                                                          3,180,750
--------------------------------------------------------------------
Information Management--0.7%
 114,100       Dun & Bradstreet Corp.                     2,738,400
--------------------------------------------------------------------
Insurance Brokers & Other Insurance--0.3%
 24,600        Exel Insurance Ltd.                        1,042,425
--------------------------------------------------------------------
Insurance-Life--2.6%
 29,100        American General Corp.                     1,160,363
 18,700        Cigna Corp.                                2,835,388
 122,933       Travelers Group,  Inc.                     6,438,616
--------------------------------------------------------------------
                                                         10,434,367
--------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

Statement of Investments
--------------------------------------------------------------------
Goldman Sachs Select Equity Fund (continued)
January 31, 1997


--------------------------------------------------------------------

Shares         Description                                    Value
====================================================================
Common Stocks (continued)
Insurance-Property and Casualty--2.2%
 25,956        Allstate Corp.                         $   1,706,607
 36,850        American International Group, Inc.         4,463,456
 68,500        Safeco Corp.                               2,603,000
--------------------------------------------------------------------
                                                          8,773,063
--------------------------------------------------------------------
Integrated Oil--11.1%
 22,100        Amoco Corp.                                1,922,700
 51,800        Atlantic Richfield Co.                     6,850,550
 84,300        Exxon Corp.                                8,735,574
 46,800        Kerr McGee Corp.                           3,217,500
 17,200        Mobil Corp.                                2,257,500
 52,000        Norsk Hydro ADR                            2,925,000
 32,000        Phillips Petroleum Co.                     1,412,000
 26,600        Royal Dutch Petroleum ADR                  4,615,100
 75,700        Texaco, Inc.                               8,014,738
 97,300        Unocal Corp.                               4,098,763
--------------------------------------------------------------------
                                                         44,049,425
--------------------------------------------------------------------
Investment Brokers & Managers--2.7%
 52,500        Merrill Lynch Co.                          4,423,125
 38,300        Morgan Stanley Group, Inc.                 2,187,888
 76,900        Salomon, Inc.                              4,248,725
--------------------------------------------------------------------
                                                         10,859,738
--------------------------------------------------------------------
Local Phone Companies--2.3%
 53,600        Ameritech Corp.                            3,202,600
 67,100        GTE Corp.                                  3,153,700
 104,900       Worldcom, Inc.*                            2,635,613
--------------------------------------------------------------------
                                                          8,991,913
--------------------------------------------------------------------
Machinery and Equipment--0.6%
 20,100        Dover Corp.                                  994,950
 29,300        Ingersoll-Rand Co.                         1,336,813
--------------------------------------------------------------------
                                                          2,331,763
--------------------------------------------------------------------
Media/Entertainment--1.4%
 41,400        King World Productions, Inc.*              1,619,775
 54,942        Walt Disney Co.                            4,024,502
--------------------------------------------------------------------
                                                          5,644,277
--------------------------------------------------------------------
Nonferrous Metals--1.3%
 15,900        Phelps Dodge Corp.                         1,111,013
 72,800        Tyco International Ltd.                    4,158,700
--------------------------------------------------------------------
                                                          5,269,713
--------------------------------------------------------------------
Office & Business Equipment--0.5%
 36,400        Xerox Corp.                                2,133,950
--------------------------------------------------------------------
Oil & Gas Exploration--0.4%
 31,100        Burlington Resources, Inc.                 1,547,225
--------------------------------------------------------------------
Pharmaceuticals--6.7%
 51,100        Abbott Labs                                2,778,563
 53,100        Bristol Myers Squibb                       6,743,700
 18,600        Eli Lilly & Co.                            1,620,525
 82,100        Merck & Co.                                7,450,575
 23,600        Pfizer, Inc.                               2,191,850
 31,700        Pharmacia & Upjohn, Inc.                   1,180,825
 47,600        Schering Plough Corp.                      3,599,750
 13,800        Warner Lambert Co.                         1,110,900
--------------------------------------------------------------------
                                                         26,676,688
--------------------------------------------------------------------
Recreational Products--0.2%
 29,407        Mattel, Inc.                                 827,072
--------------------------------------------------------------------
Restaurants & Hotels--1.0%
 14,000        HFS, Inc.*                                   980,000
 23,000        ITT Corp.*                                 1,313,875
 40,200        McDonalds Corp.                            1,829,100
--------------------------------------------------------------------
                                                          4,122,975
--------------------------------------------------------------------
Retail--0.7%
 34,100        Home Depot, Inc.                           1,687,950
 29,900        TJX Companies, Inc.                        1,188,525
--------------------------------------------------------------------
                                                          2,876,475
--------------------------------------------------------------------
Retail-Specialty--1.2%
 48,200        Gap, Inc.                                  1,385,750
 49,600        Nike,  Inc.                                3,366,600
--------------------------------------------------------------------
                                                          4,752,350
--------------------------------------------------------------------
Semiconductors & Electronics--2.8%
 67,800        Intel Corp.                               11,000,550
--------------------------------------------------------------------
Software--2.7%
 33,350        Computer Associates International,
               Inc.                                       1,513,256
 79,900        Microsoft Corp.*                           8,149,800
 24,600        Oracle Corp.*                                956,325
--------------------------------------------------------------------
                                                         10,619,381
--------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


--------------------------------------------------------------------

Shares         Description                                    Value
====================================================================
Common Stocks (continued)
Supermarkets--0.9%
 63,300        Great A&P Tea Co., Inc.                $   1,978,125
 31,200        Safeway, Inc.*                             1,489,800
--------------------------------------------------------------------
                                                          3,467,925
--------------------------------------------------------------------
Technical Services--0.4%
 22,800        3Com Corp.*                                1,530,450
--------------------------------------------------------------------
Technology Capital Goods--0.7%
 18,800        Applied Materials, Inc.*                     928,250
 22,000        Harris Corp.                               1,674,750
--------------------------------------------------------------------
                                                          2,603,000
--------------------------------------------------------------------
Telecommunications--0.2%
 17,000        Tellabs, Inc.*                               700,188
--------------------------------------------------------------------
Textiles--1.1%
 22,500        Liz Claiborne, Inc.                          947,813
 33,200        Sara Lee Corp.                             1,311,400
 30,800        VF Corp.                                   2,048,200
--------------------------------------------------------------------
                                                          4,307,413
--------------------------------------------------------------------
Tire & Other Related Rubber Products--0.8%
 36,800        BF Goodrich Co.                            1,508,800
 29,800        Goodyear Tire & Rubber Co.                 1,624,100
--------------------------------------------------------------------
                                                          3,132,900
--------------------------------------------------------------------
Tobacco--1.7%
 55,600        Philip Morris Companies, Inc.              6,609,450
--------------------------------------------------------------------
Total Common Stocks
   (Cost $294,916,122)                                $ 385,205,653
====================================================================
Rights--0.9%
Insurance--0.2%
 9,400         MBIA, Inc.,* exp. 12/12/01             $     903,575
--------------------------------------------------------------------
Insurance-Life--0.4%
 36,400        Protective Life Corp.*, exp. 07/13/97      1,442,350
--------------------------------------------------------------------
Specialty Finance--0.3%
 19,100        Beneficial Corp.,* exp. 11/23/97           1,284,475
--------------------------------------------------------------------
Total Rights
   (Cost $2,826,759)                                  $   3,630,400
--------------------------------------------------------------------

Principal
Amount       Description                                     Value
====================================================================
U.S. Treasury Obligations--0.2%
$   841,000  U.S. Treasury Bill
             5.08%, 05/29/97/(b)/                     $     827,118
--------------------------------------------------------------------
Total U.S. Treasury Obligations
   (Cost $827,118)                                    $     827,118
--------------------------------------------------------------------
Repurchase Agreement--0.9%
$ 3,600,000  Joint Repurchase Agreement Account
             5.63%, 02/03/97                          $   3,600,000
--------------------------------------------------------------------
Total Repurchase Agreements
   (Cost $3,600,000)                                  $   3,600,000
--------------------------------------------------------------------
Total Investments
   (Cost $302,169,999)/(a)/                           $ 393,263,171
====================================================================
Federal Income Tax Information:
   Gross unrealized gain for investments in
      which value exceeds cost                        $  94,373,749
   Gross unrealized loss for investments in
      which cost exceeds value                           (3,489,045)
--------------------------------------------------------------------
   Net unrealized gain                                $  90,884,704
====================================================================


Futures Contracts open at January 31, 1997 are as follows:

                          Number of
                          Contracts     Settlement    Unrealized
Type                      Long/(c)/     Month         Gain
------------------------- ------------- ------------ ----------------
S&P 500 Stock Index            7        March 1997    $91,800


*  Non-income producing security.

/(a)/The aggregate cost for federal income tax purposes is $302,378,467.

/(b)/Portion of this security is being segregated as collateral for futures contracts.

/(c)/Each S&P 500 Stock Index represents $50,000 in notional par value. The total net notional amount and net market value at risk are $350,000 and $2,756,250, respectively. The determination of notional amounts does not consider market risk factors and therefore notional amounts as presented here are indicative only of volume of activity and not a measure of market risk.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Letter to Shareholders
--------------------------------------------------------------------------------
Goldman Sachs Growth and Income Fund

--------------------------------------------------------------------------------
Objective and Investment Approach

        The Goldman Sachs Growth and Income Fund seeks long-term growth of capital and growth of income primarily through investments in a diversified portfolio of common stocks and other equity securities. The fund is managed with a value style, which means we focus on companies whose stocks we believe are inexpensive relative to their expected long-term earnings growth and their ability to pay dividends. Investments may include well-known companies that are temporarily out of favor due to cyclical economic conditions or are experiencing near-term difficulties the portfolio managers judge to be temporary in nature. In-depth fundamental research of a company's financial structure, its competitive position in the market and its management's commitment to increasing shareholder value are all critical parts of the fund's investment approach. Though we are not sector investors, we closely monitor the fund's sector and industry exposures compared with the benchmark in an effort to avoid unintentional over- or underweightings.

Performance Review: The Fund Outperformed the Index...


------------------------------------- ----------------- -----------
                                         Fund Total
                                           Return        S&P 500
                                       (based on net      Total
                                        asset value)      Return
                                        -----------       ------
Class A  (1/31/96 - 1/31/97)*              28.42%         26.25%
Class B  (5/1/96 - 1/31/97)*               22.23%         22.18%
Institutional (6/3/96 - 1/31/97)*          20.77%         19.11%
Service (3/6/96 - 1/31/97)*                23.87%         22.20%
------------------------------------- ----------------- -----------

* Class A, B, Institutional and Service share performance assumes reinvestment of all dividends and distributions, a complete redemption at the net asset value at the end of the period and no initial sales charge or contingent deferred sales charge. Performance for Class B, Institutional and Service shares is a cumulative total return (not annualized) from their inceptions through the end of the period.

        The U.S. stock market continued to soar during the period under review, adding to the impressive performance recorded during the prior year. Most of the market's gains occurred during the latter half of the period, when equities rebounded strongly following a sharp correction in July.

        We are pleased to report that all of the fund's share classes outperformed the S&P 500 stock index during the past fiscal year. Most notably, its Class A shares returned 28.42% (at net asset value) versus 26.25% for the index. During the period, the fund increased its regular quarterly dividend.

 ...And Fared Very Well Relative to Its Peers

        We are proud to announce that for the three-year period ended January 31, 1997, the fund's Class A shares were rated "five stars" (out of 1,858 domestic equity funds) by Morningstar, Inc., an independent mutual fund rating agency. The "five star" designation is Morningstar's highest rating for historical risk-adjusted performance, and is given to mutual funds that Morningstar determines to be in the top 10% of their category.1

         In addition, the fund's Class A shares ranked within the top 10% of the Lipper growth and income category (53rd of 533) for the 12-month period ended January 31, 1997, according to Lipper Analytical Services, Inc. (Please note that Lipper rankings do not take sales charges into account and that past performance is not a guarantee of future results. Class B, Institutional and Service shares

-------------------------

1 Source: (C) 1997 Morningstar, Inc. All rights reserved. Morningstar proprietary ratings reflect historical risk-adjusted performance as of 1/31/97. The ratings are subject to change every month. Past performance is no guarantee of future results. Morningstar ratings are calculated from a fund's three-, five- and ten-year average annual returns (where applicable) in excess of 90-day Treasury bill returns with appropriate fee and sales charge adjustments and a risk factor that reflects fund performance below 90-day Treasury bill returns. The one-year rating is calculated using the same methodology, but is not a component of the overall rating. For the one-year period, the Class A shares received four stars and was rated among 2,990 domestic equity funds. The Morningstar rating applies only to the fund's Class A shares; the fund's Class B, Institutional and Service shares have not been rated. Class B, Institutional and Service shares are subject to additional fees and expenses that may have the effect of lowering performance and may affect any future Morningstar rating. Morningstar rates funds against peers in the same category. In all, there are five Morningstar categories (domestic equity, international equity, fixed income, municipal and hybrid). Morningstar ratings range from five stars (highest) to one star (lowest). Funds with five-star ratings are in the top 10% of their category, four-star ratings in the next 22.5%, three stars the next 35%, two stars the next 22.5% and one star the lowest 10% of their categories.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
were not ranked because they did not exist during the full year.)

Financial, Technology and Energy Stocks Were Among the Fund's Best Performers

        The fund's outperformance came from successful stock selection in a wide range of industries, led by finance, its largest sector weighting at 18.0%. Technology and energy investments also did well. In addition, the fund benefited significantly from our decision to limit its exposure in the media and communication sector. Our concerns regarding increased competition between the local exchange and long-distance companies and high valuations in the sector proved to be on target.

        In the financial sector, top performers were BankAmerica Corp. and NationsBank Corp., the country's third and fourth largest banks, respectively. BankAmerica Corp. increased its focus on aggressive capital management, which resulted in its exiting unprofitable businesses and buying back some of its stock. NationsBank Corp. acquired Bank South Corp. and Boatmen's Bancshares, Inc., and investors began to realize the benefits of its cost structure due to its acquisitions over the past few years.

        Technology holdings that performed well included Intel Corp., the dominant microprocessor manufacturer, which was purchased when the sector was depressed due to concerns that the personal computer upgrade cycle had slowed. Intel quickly rebounded when investors recognized the advantages of its dominant market position, and we subsequently sold the stock when it reached our target price. We saw solid gains from Avnet, Inc., the second largest distributor of semiconductors and other electronic components, which we viewed as an inexpensive opportunity to participate in the growth of the technology sector.

        The fund was also well served by a number of its energy-related investments. Tosco Corp., an oil refiner and distributor, more than doubled in price as it continued to consolidate its market position through an ambitious acquisition strategy, and Texaco Inc. benefited from higher petroleum prices and a restructuring program that meaningfully improved profits.

        In addition, several holdings appreciated due to special situations. Our confidence in Long Island Lighting Co., a New York-based utility, which had been shunned by many other investors, was handsomely rewarded when the stock soared after Brooklyn Union Gas Co. made an attractive bid for the company in January. The fund also benefited when McDonnell Douglas Corp., one of our long-term positions, was acquired by Boeing Co. at a very favorable price. Sunbeam Corp., a leading consumer products company, met with an enthusiastic investor response to the aggressive restructuring program initiated by its new CEO.

Paper and Chemical Stocks Were Weak

        Disappointing performers included three companies impacted by overcapacity in their respective industries: Georgia-Pacific Corp. and Stone Container Corp., both manufacturers of paper products, and Geon Corp., a manufacturer of polyvinyl chloride. We continue to have confidence in these companies and expect their prospects to improve over time.

Additional Investments in a Variety of Sectors

        During the period, we added a number of new holdings. These included Dean Witter, Discover & Co., which we viewed as undervalued based on the potential of its broker-dealer/asset management business and its large Discover credit card business. In February 1997, Dean Witter, Discover & Co. announced its intention to merge with investment bank Morgan Stanley. We also invested in Unicom Corp., an electric utility that operates 12 nuclear units at six sites. Unicom generates excess capital and, unlike many other electric utilities, has no utility power purchase problems. We established a position after its stock price declined due to a mandated increase in spending on operations and maintenance, an issue that management believes will not impair the company's long-

Letter to Shareholders
--------------------------------------------------------------------------------
Goldman Sachs Growth and Income Fund (continued)

--------------------------------------------------------------------------------

term prospects. Also notable was our decision to increase the fund's position in Tenet Healthcare Corp., a long-term holding, based on its prospects for improved efficiencies resulting from the integration of its acquisition of OrNda Healthcorp., a for-profit hospital chain.

Sales Included Several Financial and Technology Positions

           We sold several stocks after they appreciated and reached our price targets. These included Anheuser-Busch Co., Inc., the world's largest brewer, which reported strong earnings; Greenpoint Financial Corp., which benefited from increased investor appreciation of the value of its "no-documentation--low-documentation" mortgage franchise; and technology holdings Compaq Computer Corp. and Intel Corp.


--------------------------------------------------------------------------------
 Top 10 Portfolio Holdings as of January 31, 1997
                                                      Percentage
                                                     of Total Net

 Company                       Line of Business         Assets
 Aetna Inc.                    Healthcare Service        3.3%
                                 Provider
 Tenet Healthcare Corp.        Hospitals                 3.3%
 Lear Corp.                    Autoparts/Original        3.0%
                                 Equipment
 Cigna Corp.                   Insurance                 2.9%
 Brunswick Corp.               Pleasure                  2.9%
                                 Boats/Marine
                                 Engines
 Dean Witter, Discover & Co.   Financial Services        2.8%
 Goodyear Tire & Rubber Co.    Tire and Rubber           2.8%
                                 Products
 Philip Morris Companies,      Tobacco and Food          2.7%
   Inc.                          Products
 Avnet, Inc.                   Electronic                2.7%
                                 Components
                                 Distributor
 BankAmerica Corp.             Commercial Bank           2.6%

--------------------------------------------------------------------

Outlook

           As we enter the seventh year of a bull market for U.S. equities, we view the market as moderately overvalued and therefore unlikely to match the strong return it achieved in 1996. In this environment, it is particularly noteworthy that the fund's holdings continue to be attractively valued even after last year's rally. Our focus on undervalued stocks and extensive fundamental research will continue to be extremely important in the more challenging market we anticipate ahead.


/s/ Ronald E. Gutfleish                                /s/ G. Lee Anderson
------------------------                               -------------------------
Ronald E. Gutfleish                                    G. Lee Anderson
Senior Portfolio Manager,                              Portfolio Manager,
U.S. Active Equity Value                               U.S. Active Equity Value



                                /s/ Eileen A. Aptman
                                --------------------
                                Eileen A. Aptman
                                Portfolio Manager,
                                U.S. Active Equity Value

March 3, 1997

-------------------------------------------------------------------------------
Goldman Sachs Growth and Income Fund
January 31, 1997

-------------------------------------------------------------------------------

The following graphs show the value, as of January 31, 1997, of a $10,000 investment made (with and without the maximum sales charge of 5.5% and redemption charge of 5.0% for Class A and B, respectively) on the inception date of each class. For comparative purposes, the performance of the Fund's benchmark (the Standard and Poor's 500 Index ("S&P 500")) is shown for the appropriate time periods. All performance data shown represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor's shares, when redeemed, to be worth more or less than their original cost.

                             Class A

                    [LINE GRAPH APPEARS HERE]

            GS Growth & Inc      GS Growth & Inc
               Class A              Class A
           (w/sales charge)     (no sales charge)     S&P 500
           ----------------     -----------------     -------
2/5/93         $ 9,450              $10,000           $10,000
1/31/94         10,686               11,308            11,073
1/31/95         11,110               11,757            11,132
1/31/96         14,716               15,573            15,436
1/31/97         18,911               20,012            19,501
                             Class B

                    [LINE GRAPH APPEARS HERE]

            GS Growth & Inc        GS Growth & Inc
               Class B                Class B
           (no redemp charge)     (w/redemp charge)    S&P 500
           ------------------     -----------------    -------
5/1/96        $10,000                $10,000           $10,000
1/31/97        12,223                 11,723            12,218

              Institutional

        [LINE GRAPH APPEARS HERE]

           GS Growth & Inc
         Institutional Class     S&P 500
         -------------------     -------
6/3/96        $10,000            $10,000
1/31/97        12,077             11,911

                 Service

        [LINE GRAPH APPEARS HERE]

           GS Growth & Inc
            Service Class     S&P 500
           ---------------    -------
3/6/96        $10,000         $10,000
1/31/97        12,387          12,220

                                    --------------------------------------------
                                              Average Annual Total Return
                                    --------------------------------------------
                                          One Year         Since Inception /(a)/
--------------------------------------------------------------------------------
Class A, no sales charge                   28.42%                  18.98%
--------------------------------------------------------------------------------
Class A, w/sales charge                    21.39%                  17.31%
--------------------------------------------------------------------------------
Class B, no redemption charge               N/A                    22.23% /(b)/
--------------------------------------------------------------------------------
Class B, w/redemption charge                N/A                    17.23% /(b)/
--------------------------------------------------------------------------------
Institutional Class                         N/A                    20.77% /(b)/
--------------------------------------------------------------------------------
Service Class                               N/A                    23.87% /(b)/
--------------------------------------------------------------------------------

/(a)/ Class A, Class B, Institutional and Service shares commenced operations on
      February 5, 1993, May 1, 1996, June 3, 1996 and March 6, 1996,
      respectively.

/(b)/ An aggregate total return (not annualized) is shown instead of an average annual total return since these classes have not completed a full twelve months of operations.

--------------------------------------------------------------------------------

Statement of Investments
-------------------------------------------------------------------
Goldman Sachs Growth and Income Fund
January 31, 1997


-------------------------------------------------------------------

Shares           Description                                  Value
===================================================================
Common Stocks--93.2%

Airlines--3.2%
 96,100        AMR Corp.*                             $   7,736,050
 463,600       Continental Airlines, Inc.*               12,980,800
-------------------------------------------------------------------
                                                         20,716,850
-------------------------------------------------------------------
Appliance Manufacturer--1.9%
 440,900       Sunbeam Corp.                             12,234,975
-------------------------------------------------------------------
Auto/Original Equipment Manufacturer--3.0%
 512,800       Lear Corp.*                               19,165,900
-------------------------------------------------------------------
Auto/Vehicle--2.0%
 394,800       Ford Motor Co.                            12,682,950
-------------------------------------------------------------------
Banks--8.3%
 146,600       BankAmerica Corp.                         16,364,225
 64,900        Chase Manhattan Corp.                      6,003,250
 117,800       Fleet Financial Group Inc.                 6,361,200
 146,900       NationsBank Corp.                         15,865,200
 96,500        Republic of New York Corp.                 8,552,313
-------------------------------------------------------------------
                                                         53,146,188
-------------------------------------------------------------------
Chemicals-Commodity--2.0%
 439,800       Geon Co.                                   8,246,250
 97,400        Union Carbide Corp.                        4,419,525
-------------------------------------------------------------------
                                                         12,665,775
-------------------------------------------------------------------
Defense--3.4%
 225,100       McDonnell Douglas Corp.                   15,137,975
 79,800        Northrop Grumman Corp.                     6,234,375
 6,300         Thiokol Corp.                                352,800
-------------------------------------------------------------------
                                                         21,725,150
-------------------------------------------------------------------
Department Stores--1.6%
 207,700       Sears Roebuck & Co.                        9,969,600
-------------------------------------------------------------------
Electric Utilities--5.1%
 95,100        CMS Energy Corp.                           3,185,850
 641,400       Long Island Lighting Co.                  14,591,850
 632,300       Unicom Corp.                              14,938,088
-------------------------------------------------------------------
                                                         32,715,788
-------------------------------------------------------------------
Food--2.8%
 582,200       Chiquita Brands International, Inc.        8,514,675
 58,400        Unilever Inc.                              9,606,800
-------------------------------------------------------------------
                                                         18,121,475
-------------------------------------------------------------------
Forest Products--1.9%
 161,500       Georgia Pacific Corp.                     11,890,438
-------------------------------------------------------------------
Health Suppliers/Services--2.0%
 280,800       Baxter International, Inc.                12,951,900
-------------------------------------------------------------------
Healthcare Management--6.6%
 266,400       Aetna Inc.                                21,045,600
 768,500       Tenet Healthcare Corp.*                   20,749,500
-------------------------------------------------------------------
                                                         41,795,100
-------------------------------------------------------------------
Home Builders--3.1%
 232,800       Centex Corp.                               9,079,200
 388,500       Lennar Corp.                              10,343,813
-------------------------------------------------------------------
                                                         19,423,013
-------------------------------------------------------------------
Insurance-Life--4.3%
 123,600       Cigna Corp.                               18,740,850
 166,200       Lincoln National Corp.                     8,912,475
-------------------------------------------------------------------
                                                         27,653,325
-------------------------------------------------------------------
Insurance-Property & Casualty--1.4%
 16,100        Integon Corp.                                223,388
 237,600       Partner Re Holding Ltd.                    8,434,800
-------------------------------------------------------------------
                                                          8,658,188
-------------------------------------------------------------------
Integrated Oil--4.8%
 121,400       Atlantic Richfield Co.                    16,055,150
 138,900       Texaco, Inc.                              14,706,038
-------------------------------------------------------------------
                                                         30,761,188
-------------------------------------------------------------------
Logistics/Rails--1.8%
 415,700       Canadian Pacific Ltd.                     11,275,863
-------------------------------------------------------------------
Logistics/Trucking--2.0%
 512,100       Consolidated Freightways, Inc.            12,994,538
-------------------------------------------------------------------
Oil Refining & Marketing--3.6%
 187,700       Ashland Inc.                               8,094,563
 166,800       Tosco Corp.                               14,761,800
-------------------------------------------------------------------
                                                         22,856,363
-------------------------------------------------------------------
Packaging--2.5%
 661,600       Owens Illinois Corp.*                     15,713,000
-------------------------------------------------------------------
Recreational Products--2.9%
 724,800       Brunswick Corp.                           18,210,600
-------------------------------------------------------------------
-------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

-------------------------------------------------------------------



-------------------------------------------------------------------

Shares           Description                                  Value
-------------------------------------------------------------------
Common Stocks (continued)
Security and Commodity Brokers, Dealers and Services--1.0%
 195,900       Lehman Brothers Holdings, Inc.         $   6,195,338
-------------------------------------------------------------------
Semiconductors & Electronics--2.7%
 275,100       Avnet, Inc.                               17,021,813
-------------------------------------------------------------------
Software--1.1%
 214,300       Autodesk, Inc.                             6,777,238
-------------------------------------------------------------------
Specialty Finance--2.8%
 470,200       Dean Witter Discover & Co.                17,926,375
-------------------------------------------------------------------
Steel--1.6%
 251,600       AK Steel Holding Corp.                    10,126,900
-------------------------------------------------------------------
Supermarkets--3.4%
 726,500       Fleming Companies, Inc.                   11,714,813
 316,700       Supervalu, Inc.                            9,778,113
-------------------------------------------------------------------
                                                         21,492,926
-------------------------------------------------------------------
Textiles--2.4%
 374,400       Fruit of The Loom, Inc.*                  15,022,800
-------------------------------------------------------------------
Tire & Other Related Rubber Products--2.8%
 320,900       Goodyear Tire & Rubber Co.                17,489,050
-------------------------------------------------------------------
Tobacco--5.2%
 63,700        Loews Corp.                                6,298,338
 144,700       Philip Morris Companies, Inc.             17,201,204
 187,480       RJR Nabisco, Inc.                          6,139,970
 115,600       Universal Corp.                            3,583,600
-------------------------------------------------------------------
                                                         33,223,112
-------------------------------------------------------------------
Total Common Stocks
   (Cost $465,569,279)                                $ 592,603,719
===================================================================
Preferred Stocks--0.6%
Food--0.3%
 44,600        Chiquita Brands International, Inc.
               Convertible, 5.75%                     $   2,073,900
-------------------------------------------------------------------
Tobacco--0.3%
 287,100       RJR Nabisco, Inc., Class C 9.25%           1,902,038
-------------------------------------------------------------------
Total Preferred Stocks
   (Cost $3,843,410)                                  $   3,975,938
===================================================================
Rights--2.0%
Forest Products--1.2%
 579,100       Stone Container Corp.,* exp.
               08/08/98                               $   7,817,850
-------------------------------------------------------------------
Technology Capital Goods--0.8%
 166,300       Teradyne, Inc.,* exp. 03/26/00             5,134,513
-------------------------------------------------------------------
Total Rights
   (Cost $13,294,493)                                 $  12,952,363
===================================================================
Repurchase Agreements--4.2%
-------------------------------------------------------------------
$ 26,800,000  Joint Repurchase Agreement Account
              5.63%, 02/03/97                         $  26,800,000
-------------------------------------------------------------------
Total Repurchase Agreements
   (Cost $26,800,000)                                 $  26,800,000
===================================================================


Contracts         Description                              Value
===================================================================
Options*--0.4%
 1,340         S & P 500 Index Put, Strike 750
               exp. 06/97                             $   2,244,500
 1,439         S & P 500 Index Put, Strike 700
               exp. 03/97                                   377,738
-------------------------------------------------------------------
Total Options
   (Cost $4,105,525)                                  $   2,622,238
===================================================================
Total Investments
   (Cost $513,612,707)/(a)/                           $ 638,954,258
===================================================================
Federal Income Tax Information:
   Gross unrealized gain for investments in which
      value exceeds cost                               $136,933,045
   Gross unrealized loss for investments in which
      cost exceeds value                                (11,607,531)
-------------------------------------------------------------------
 Net unrealized gain                                   $125,325,514
===================================================================

*    Non-income producing security.
/(a)/The aggregate cost for federal income tax purposes is $513,628,744. The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.
-------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

Letter to Shareholders
-------------------------------------------------------------------------------
Goldman Sachs Capital Growth Fund


--------------------------------------------------------------------------------
Objective and Investment Approach

    The Goldman Sachs Capital Growth Fund seeks long-term growth of capital primarily through investments in a portfolio of large-capitalization stocks. We use extensive fundamental research to identify companies in a diversified range of industries that we believe offer attractive growth potential at a reasonable price.

    The fund's investment management team believes that wealth is created through the long-term ownership of growing businesses. As such, we view each stock purchase as if we were buying the entire business. To implement this investment strategy, we focus on growing companies with characteristics such as strong brand franchises, dominant market share, recurring revenue, product pricing flexibility, long product life cycles, high returns on invested capital, high profit margins, strong free cash flow, excellent management and favorable long-term prospects. Finally, we will buy a stock meeting our rigorous criteria only if it trades at a reasonable discount to the company's intrinsic value.

Performance Review:  Fund Achieved Strong Results

--------------------------------------------------------------------
                                     Fund Total Return    S&P 500
                                       (based on net       Total
                                        asset value)       Return
                                        -----------        ------
 Class A  (1/31/96 - 1/31/97)*             25.97%          26.25%
 Class B  (5/1/96 - 1/31/97)*              19.39%          22.18%
--------------------------------------------------------------------

* Class A and B share performance assumes reinvestment of all dividends and distributions, a complete redemption at the net asset value at the end of the period and no initial sales charge or contingent deferred sales charge. Performance for Class B shares is a cumulative total return (not annualized) from their inception through the end of the period.

    During the 12-month period ended January 31, 1997, the fund's Class A shares achieved a total return of approximately 26%, in line with the S&P 500 stock index, reflecting the robust equity market, particularly during the second half of the period. The fund's Class B shares also achieved strong absolute results; however, a partial year of only nine months is obviously too short a time frame to meaningfully measure long-term performance.

    We are pleased to report that for the five-year period ended January
31, 1997, the fund's Class A shares were rated "four stars" (out of 1,072 domestic equity funds) by Morningstar, Inc., an independent mutual fund rating agency./1/ In addition, the fund's Class A shares fared well versus its peers in the Lipper growth fund category, placing in the top third (187th out of 685) for the 12-month period and in the top quartile (56th out of 263) for the five-year period, as of January 31, 1997, according to Lipper Analytical Services, Inc. (Please note that Lipper rankings do not take sales charges into account and that past performance is not a guarantee of future results. Lipper did not rank the fund's Class B shares.)

Top Performers Included Financial, Technology and Defense Stocks

    The fund's best performers during the period came from a variety of sectors, particularly financial services (20.4% of the portfolio), technology (9.1%) and defense/aerospace (3.2%).

 .   Top performers in the financial sector included MBNA Corp. and First USA
Inc., the nation's third and fourth largest credit card issuers, respectively, which both reported better than expected earnings and loan growth. In

--------
/1/ Source: (C) 1997 Morningstar, Inc. All rights reserved. Morningstar proprietary ratings reflect historical risk-adjusted performance as of 1/31/97. The ratings are subject to change every month. Past performance is no guarantee of future results. Morningstar ratings are calculated from a fund's three-, five- and ten-year average annual returns (where applicable) in excess of 90-day Treasury bill returns with appropriate fee and sales charge adjustments and a risk factor that reflects fund performance below 90-day Treasury bill returns. The one-year rating is calculated using the same methodology, but is not a component of the overall rating. The fund's Class A shares received three stars for both the three- and one-year periods. The Class A shares were rated among 1,858 and 2,990 domestic equity funds for the three- and one-year periods, respectively. The Morningstar rating applies only to the fund's Class A shares; the fund's Class B shares have not been rated. Class B shares are subject to additional fees and expenses that may have the effect of lowering performance and may affect any future Morningstar rating. Morningstar rates funds against peers in the same category. In all, there are five Morningstar categories (domestic equity, international equity, fixed income, municipal and hybrid). Morningstar ratings range from five stars (highest) to one star (lowest). Funds with five-star ratings are in the top 10% of their category, four-star ratings in the next 22.5%, three stars the next 35%, two stars the next 22.5% and one star the lowest 10% of their categories.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

addition, these companies benefited from continuing industry consolidation, with First USA performing particularly well after Banc One announced that it was acquiring the company. Two of the fund's commercial bank holdings, BankAmerica Corp. and NationsBank Corp., appreciated due to successful cost cutting, strong earnings growth and aggressive capital management, and PartnerRe Holding Ltd., a worldwide provider of catastrophe reinsurance, rose on strong earnings.

 .    Several of our technology holdings also performed well. During the first half of the period, we increased the fund's positions in Intel Corp., the dominant microprocessor manufacturer, and Compaq Computer Corp., the world's largest manufacturer of personal computers, when their prices slumped because of concerns regarding slowing computer sales. This strategy significantly contributed to the fund's performance when computer sales were stronger than expected. We subsequently sold Compaq Computer when it reached our target price but continue to hold Intel, which more than tripled in price during the period.

 .    Consolidation in the defense industry helped two of the fund's long-
standing investments in that sector. McDonnell Douglas Corp. climbed over 50% after the announcement of its proposed merger with Boeing Co., and Northrop Grumman Corp. was buoyed by its purchase of Westinghouse Electric Corp.'s defense electronics businesses.

Specific Paper, Airline and Insurance Stocks Lagged

     Not all of the fund's holdings fulfilled our expectations. For example, Georgia-Pacific Corp., a manufacturer of paper products, suffered from an industry oversupply and a consequent decline in paper and pulp prices; AMR Corp., the holding company of American Airlines, was impacted by concerns regarding competition from discount carriers; and Integon Corp., a provider of automobile insurance, experienced a higher than expected increase in claims and lower earnings.

New Additions in Consumer Product Companies and Pharmaceuticals

     During the period, we initiated several positions that reflect our new emphasis on large-capitalization stocks with world-class franchises and/or strong brand names. For example, we added Procter & Gamble Co., one of the strongest marketers in the U.S. with a stable of brand name products, many of which hold number one or number two positions in their respective markets. Over the past decade, the company has achieved steady growth in revenues and earnings, exactly the type of consistent operating history that we favor. Another recent investment was Coca-Cola Co., a world-class company with four of the five leading carbonated soft drinks -- Coca-Cola, Diet Coke, Sprite and Fanta. With 80% of its business coming from abroad, we expect Coca-Cola's long-term earnings growth to continue as it further penetrates the emerging markets of China, India, Latin America, Southeast Asia, Eastern Europe and Russia.

     Other new positions included pharmaceutical companies Bristol-Myers
Squibb Co., Johnson & Johnson Co. and Pfizer, Inc., which are attractive because of their strong new product flow, huge free cash flow, earnings growth and essentially net debt-free balance sheets. We believe these companies are positioned to be major beneficiaries as the baby boomers age and require more health-related products and services over the coming decades.

Sales Included Several Investments in Cyclical Industries

     During the period, we sold Kirby Corp. and Trinity Industries after we lost confidence in their managements' attempts to improve their competitive positions, and cyclical stocks such as Quanex Corp. and Harnischfeger Industries, Inc. after they were unable to improve their profitability in difficult industry conditions. In contrast, we sold the fund's long-held position in Millipore Corp., an industrial filter producer, after it reached our target price.

--------------------------------------------------------------------------------

Letter to Shareholders
--------------------------------------------------------------------------------
Goldman Sachs Capital Growth Fund (continued)


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Top 10 Portfolio Holdings as of January 31, 1997

                                                        Percentage
                                                         of Total
 Company                       Line of Business         Net Assets
 First USA, Inc.               Financial Services          4.5%
 Intel Corp.                   Semiconductors and          4.3%
                                 Electronics
 NationsBank Corp.             Commercial Bank             3.4%
 Aetna Inc.                    Healthcare                  3.4%
                                 Management
 Texaco Inc.                   International               3.3%
                                 Integrated Oil
                                 Company
 BankAmerica Corp.             Commercial Bank             3.2%
 Tenet Healthcare Corp.        Hospitals                   3.0%
 Philip Morris Companies,      Tobacco and Food            3.0%
   Inc.                          Products
 Baxter International, Inc.    Medical Supplies            2.9%
 PartnerRe Ltd.                Insurance                   2.7%
--------------------------------------------------------------------

Outlook

           We believe that the global political and economic environments will continue to remain favorable for the financial markets. In our opinion, the outlook for the U.S. stock market is attractive, as we expect it to continue to benefit from low inflation, moderate growth and high levels of consumer confidence. In addition, we anticipate that the equity market will continue to be buoyed as baby boomers increase their savings and 401(k) investment plans grow. To enhance the fund's ability to benefit from the positive investing climate, we expect to continue to diversify the portfolio among industry sectors and increase its holdings of large-cap stocks, with the intention of both providing favorable long-term returns and reducing portfolio risk.

           We want to emphasize that investing is a marathon, not a sprint. Notwithstanding the excellent performance the fund has recently experienced, we have a long-term investment horizon. In a nutshell, we hope to be able to purchase great companies with attractive business characteristics and favorable long-term outlooks, and then patiently hold them for an extended period of time so that their growth compounds.


/s/ Herbert E. Ehlers

Herbert E. Ehlers
Senior Portfolio Manager,
U.S. Active Equity Growth


/s/ Robert G. Collins

Robert G. Collins
Portfolio Manager,

U.S. Active Equity Growth


/s/ Gregory H. Ekizian

Gregory H. Ekizian
Portfolio Manager,
U.S. Active Equity Growth

March 3, 1997

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Goldman Sachs Capital Growth Fund
January 31, 1997

-------------------------------------------------------------------------------

The following graphs show the value, as of January 31, 1997, of a $10,000 investment made (with and without the maximum sales charge of 5.5% and redemption charge of 5.0% for Class A and B, respectively) on the inception date of each class. For comparative purposes, the performance of the Fund's benchmark (the Standard and Poor's 500 Index ("S&P 500")) is shown for the appropriate time periods. All performance data shown represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor's shares, when redeemed, to be worth more or less than their original cost.

                                    Class A

                           [LINE GRAPH APPEARS HERE]

                           GS Capital Growth    GS Capital Growth
                               Class A              Class A
                           (w/sales charge)     (no sales charge)    S&P 500
                           -----------------    -----------------    -------
4/20/90                         9,450                 10,000          10,000
1/31/91                         9,529                 10,084          10,552
1/31/92                        12,322                 13,040          12,946
1/31/93                        14,542                 15,388          14,316
1/31/94                        16,998                 17,987          16,160
1/31/95                        16,254                 17,200          16,246
1/31/96                        21,203                 22,437          22,528
1/31/97                        26,726                 28,282          28,460

                                    Class B

                           [LINE GRAPH APPEARS HERE]

                              GS Capital Growth   GS Capital Growth
                                   Class B             Class B
                             (no redemp. charge)  (w/redemp. charge)  S&P 500
                             -------------------  ------------------  -------
5/1/96                            $10,000              $10,000        $10,000
1/31/97                            11,939               11,439         12,218

                                ----------------------------------------------
                                           Average Annual Total Return
                                ----------------------------------------------
                                  One Year     Five Year  Since Inception/(a)/
------------------------------------------------------------------------------
Class A, no sales charge           25.97%        16.73%        16.54%
------------------------------------------------------------------------------
Class A, w/sales charge            19.04%        15.42%        15.57%
------------------------------------------------------------------------------
Class B, no redemption charge       N/A           N/A          19.39%/(b)/
------------------------------------------------------------------------------
Class B, w/redemption charge        N/A           N/A          14.39%/(b)/
------------------------------------------------------------------------------

/(a)/Class A and Class B shares commenced operations on April 20, 1990 and
     May 1, 1996, respectively.
/(b)/An aggregate total return (not annualized) is shown instead of an average annual total return since this class has not completed a full twelve months of operations.

--------------------------------------------------------------------------------

Statement of Investments
--------------------------------------------------------------------
Goldman Sachs Capital Growth Fund
January 31, 1997

--------------------------------------------------------------------


--------------------------------------------------------------------

Shares           Description                                   Value
====================================================================
Common Stocks--98.9%
Advertising & Marketing--1.8%
 888,900         Valassis Communications, Inc.*       $  16,333,538
--------------------------------------------------------------------
Airlines--1.5%
 176,500         AMR Corp.*                              14,208,250
--------------------------------------------------------------------
Auto/Original Equipment Manufacturer--1.6%
 391,900         Lear Corp.*                             14,647,262
--------------------------------------------------------------------
Banks--6.6%
 263,700         BankAmerica Corp.                       29,435,512
 291,500         NationsBank Corp.                       31,482,000
--------------------------------------------------------------------
                                                         60,917,512
--------------------------------------------------------------------
Beverages--2.1%
 155,100         Coca Cola Co.                            8,976,413
 293,800         Pepsico, Inc.                           10,246,275
--------------------------------------------------------------------
                                                         19,222,688
--------------------------------------------------------------------
Commercial Services--0.9%
 226,500         Ecolab Inc.                              8,380,500
--------------------------------------------------------------------
Communications Technology--1.7%
 290,860         Lucent Technologies, Inc.               15,779,155
--------------------------------------------------------------------
Construction/Environmental Services--2.0%
 497,500         WMX Technologies, Inc.                  18,220,938
--------------------------------------------------------------------
Consumer Staples--4.0%
 150,800         Avon Products Inc.                       9,462,700
 109,000         Gillette Co.                             8,883,500
 160,940         Procter & Gamble Co.                    18,588,570
--------------------------------------------------------------------
                                                         36,934,770
--------------------------------------------------------------------
Defense--3.2%
 226,800         McDonnell Douglas Corp.                 15,252,300
 187,500         Northrop Grumman Corp.                  14,648,438
--------------------------------------------------------------------
                                                         29,900,738
--------------------------------------------------------------------
Electric Utilities--1.6%
 669,400         Long Island Lighting Co.                15,228,850
--------------------------------------------------------------------
Electrical Equipment Manufacturer--1.0%
 89,400          General Electric Co.                     9,208,200
--------------------------------------------------------------------
Electronics & Semiconductors--1.5%
 219,700         Avnet Inc.                              13,593,937
--------------------------------------------------------------------
Food--1.8%
 186,500         Nabisco Holdings Corp.                   7,133,625
 160,480         William Wrigley Jr. Co.                  9,327,900
--------------------------------------------------------------------
                                                         16,461,525
--------------------------------------------------------------------
Forest Products--2.2%
 273,500         Georgia Pacific Corp.                   20,136,437
--------------------------------------------------------------------
Health Suppliers/Services--8.4%
 589,600         Baxter International, Inc.              27,195,300
 477,500         Fisher Scientific International, Inc.   20,950,312
 176,400         Johnson & Johnson                       10,165,050
 277,600         Perkin-Elmer Corp.                      19,397,300
--------------------------------------------------------------------
                                                         77,707,962
--------------------------------------------------------------------
Healthcare Management--8.5%
 395,760         Aetna Inc.                              31,265,040
 487,650         Columbia HCA Healthcare                 19,262,175
 1,021,400       Tenet Healthcare Corp.*                 27,577,800
--------------------------------------------------------------------
                                                         78,105,015
--------------------------------------------------------------------
Hotels & Restaurants--1.0%
 169,720         Marriott International, Inc.             9,016,375
--------------------------------------------------------------------
Information Management--1.9%
 241,000         First Data Corp.                         8,676,000
 135,670         Reuters Holdings Corp. ADR               8,665,921
--------------------------------------------------------------------
                                                         17,341,921
--------------------------------------------------------------------
Insurance-Property and Casualty--3.2%
 356,650         Integon Corp.                            4,948,519
 703,800         PartnerRe Holding Ltd.                  24,984,900
--------------------------------------------------------------------
                                                         29,933,419
--------------------------------------------------------------------
Integrated Oil--6.7%
 68,700          Amoco Corp.                              5,976,900
 52,700          Atlantic Richfield Co.                   6,969,575
 90,900          Mobil Corp.                             11,930,625
 41,200          Royal Dutch Petroleum ADR                7,148,200
 284,800         Texaco, Inc.                            30,153,200
--------------------------------------------------------------------
                                                         62,178,500
--------------------------------------------------------------------
Logistics/Rails--1.6%
 556,900         Canadian Pacific Ltd.                   15,105,912
--------------------------------------------------------------------


--------------------------------------------------------------------------------
  The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------

Shares           Description                                  Value
--------------------------------------------------------------------
Common Stocks (continued)
Media Content--4.6%
 166,200         Gaylord Entertainment Co.            $   4,258,875
 261,800         Knight Ridder, Inc.                     10,046,575
 530,700         Telecommunication Liberty
                 Media Group*                            10,083,300
 237,610         Time Warner Inc.                         9,147,985
 130,400         Walt Disney Co.                          9,551,800
--------------------------------------------------------------------
                                                         43,088,535
--------------------------------------------------------------------
Packaging--1.6%
 614,000         Owens Illinois Corp.*                   14,582,500
--------------------------------------------------------------------
Pharmaceuticals--2.3%
 90,500          Bristol Myers Squibb                    11,493,500
 104,300         Pfizer, Inc.                             9,686,863
--------------------------------------------------------------------
                                                         21,180,363
--------------------------------------------------------------------
Retail Trade--1.0%
 222,600         Walgreen Co.                             9,154,425
--------------------------------------------------------------------
Retail-Department Stores--2.1%
 658,400         Dillard Department Stores, Inc.         19,669,700
--------------------------------------------------------------------
Security and Commodity Brokers, Dealers and Services--2.0%
 571,000         Lehman Brothers Holdings, Inc.          18,057,875
--------------------------------------------------------------------
Semiconductors & Electronics--4.3%
 247,000         Intel Corp.                             40,075,750
--------------------------------------------------------------------
Specialty Finance & Agency--8.6%
 345,300         Federal National Mortgage Assn.         13,639,350
 828,200         First USA, Inc.                         41,927,625
 683,925         MBNA Corp.                              23,595,413
--------------------------------------------------------------------
                                                         79,162,388
--------------------------------------------------------------------
Specialty Retail--1.0%
 311,900         Service Corp. International              9,045,100
--------------------------------------------------------------------
Technology Capital Goods--1.5%
 286,400         Applied Materials Inc.*                 14,141,000
--------------------------------------------------------------------
Tire & Other Related Rubber Products--2.1%
 362,400         Goodyear Tire & Rubber Co.              19,750,800
--------------------------------------------------------------------
Tobacco--3.0%
 229,400         Philip Morris Companies, Inc.           27,269,925
--------------------------------------------------------------------
Total Common Stocks
   (Cost $661,066,240)                                $ 913,741,765
--------------------------------------------------------------------
--------------------------------------------------------------------
 Principal
 Amount        Description                                     Value
====================================================================
 Repurchase Agreement--2.0%
 $18,300,000   Joint Repurchase Agreement Account
               5.63%, 02/03/97                        $  18,300,000
--------------------------------------------------------------------
Total Repurchase Agreement
   (Cost $18,300,000)                                 $  18,300,000
--------------------------------------------------------------------
Total Investments
   (Cost $679,366,240)(a)                             $ 932,041,765
--------------------------------------------------------------------
Federal Income Tax Information:
   Gross unrealized gain for investments in
      which value exceeds cost                        $ 255,377,138
   Gross unrealized loss for investments in
      which cost exceeds value                           (3,163,091)
--------------------------------------------------------------------
   Net unrealized gain                                $ 252,214,047
====================================================================

 *  Non-income producing security.
(a) The aggregate cost for federal income tax purposes is $679,827,718.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

--------------------------------------------------------------------------------
  The accompanying notes are an integral part of these financial statements.

Letter to Shareholders
----------------------------------------------------------------------
Goldman Sachs Small Cap Equity Fund

----------------------------------------------------------------------

Objective and Investment Approach

           The Goldman Sachs Small Cap Equity Fund's objective is long-term capital appreciation, primarily through investments in equity securities of U.S. companies with market capitalizations of $1 billion or less. The fund is managed using a "business value" approach to investing, which means we look for attractive companies with high or improving returns on capital that we believe can achieve solid, sustainable growth, as well as generate free cash after investing for future growth. This approach differs markedly from many emerging growth small-cap funds that invest in companies with high price-to-earnings multiples solely on the basis of rapid, but frequently unsustainable, growth rates. Using our own rigorous fundamental research, which includes meeting with a company's management and examining a company's competitors, customers and suppliers, we build the fund's portfolio one stock at a time.

Performance Review:  Class A Shares Outperformed the Benchmark and the S&P 500


--------------------------------------------------------------------
                                    Fund Total Return    Russell
                                      (based on net    2000 Total
                                       asset value)       Return
                                       -----------        ------
 Class A  (1/31/96 - 1/31/97)*            27.28%          18.95%
 Class B  (5/1/96 - 1/31/97)*              5.39%           7.32%
--------------------------------------------------------------------

* Class A and B share performance assumes reinvestment of all dividends and distributions, a complete redemption at the net asset value at the end of the period and no initial sales charge or contingent deferred sales charge. Performance for Class B shares is a cumulative total return (not annualized) from their inception through the end of the period.

        During the period under review, small-cap stocks achieved strong returns but still underperformed large-cap stocks. Small-caps began the period on a strong note, outpacing large-caps from February through May, then gave up their early lead during June and July when the market experienced a sharp correction. While both large-cap and small-cap stocks sold off, small-caps were particularly hard hit. During the latter half of the period, the market surged to record highs, but small-caps trailed their larger peers as investors rushed to participate in the rising market, but hedged their bets by sticking with the largest, most liquid stocks.

        Despite the small-cap sector's waning momentum, we are pleased to report that the fund's Class A shares returned 27.28% (at net asset value), outperforming both its benchmark, the Russell 2000 index (18.95%), and the large-cap S&P 500 stock index (26.25%). In addition, the fund's Class A shares placed in the top third of the Lipper small-company growth fund category (ranking 129th out of 394) for the 12-month period ended January 31, 1997, according to Lipper Analytical Services, Inc. (Please note that Lipper rankings do not take sales charges into account and that past performance is not a guarantee of future results. Lipper did not rank the fund's Class B shares.) The fund's Class B shares also achieved positive returns, but did not fare as well because their inception coincided with the start of a more difficult market environment for small-cap stocks.

        The fund's performance was especially strong during the first half of the period, when a number of its long-held investments performed well. These positions included some companies that had experienced temporary difficulties and rebounded on improving fundamentals, as well as companies that had been relatively undiscovered and garnered increased investor awareness due to continued strong earnings gains. The fund also performed better than the broader market during the summer correction, when expensive, momentum-type stocks were hit harder than those with inexpensive valuations, which the fund typically emphasizes. In contrast, during the second half of the period, stocks with momentum characteristics rebounded, while the types of stocks that the fund stresses did not perform as strongly. In addition, the fund experienced price corrections in several holdings due to earnings volatility.

        The fund's top performers during the period came from a wide variety of industries, with Black Box Corp. and Morningstar Group, Inc. contributing significantly to overall results. Black Box Corp., a catalog marketer of

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
communications and networking products, was the fund's largest holding in the beginning of the period and climbed substantially as it continued to achieve record revenues and profits due to successful direct marketing efforts and new product introductions. The position in Black Box was then sold after it reached our target price. Morningstar Group, Inc., a manufacturer of specialty foods, was the fund's eighth largest holding at the start of the period and nearly tripled in price when it consolidated its market position through internal growth, new product introductions and several attractive acquisitions. The fund has held Morningstar Group for over four years; it is a good example of our willingness to hold strong businesses until the market recognizes their true value.

        Other strong performers included American Safety Razor Co., the leading U.S. manufacturer of private-brand and value-priced shaving blades, which benefited from internal profit enhancement efforts and particularly strong sales of its branded and private-label shaving and personal care products; Movado Group, Inc., the owner of the Movado, Concord and Esquire watch brands, which rebounded due to significant sales growth, new licensing agreements and increased analyst coverage; J. Baker, Inc., a diversified retailer of footwear and apparel, which announced its intention to sell its shoe division in order to focus its resources on its successful "Casual Male Big & Tall" stores; and Nimbus CD International, Inc., a CD and CD-ROM manufacturer that we sold after it rose sharply due to high investor expectations of future DVD (digital video disk) demand. Finally, several financial holdings performed well, such as Horace Mann Educators Co., a provider of property, casualty and life insurance for the educator market, and Terra Nova Bermuda Holdings, a worldwide provider of property casualty insurance and reinsurance.

        Not all of the fund's holdings fulfilled our expectations. Several stocks were hurt by disappointing earnings, although we continue to believe in their long-term prospects. For example, Landstar System, Inc. experienced weakness when the restructuring of its trucking operations from a fixed cost to a variable cost business took longer than expected. In addition, Central Maine Power Co. was impacted by uncertainty in the regulatory environment, and Alpine Lace Brands, Inc., a developer and marketer of cheese products, declined due to an increase in commodity cheese prices. We took advantage of lower prices and increased the fund's positions in all three stocks. In contrast, we liquidated two other underperformers, Musicland Stores Corp. and Levitz Furniture Inc., because their fundamental businesses continued to deteriorate.

Recent Additions

        During the period, we initiated a number of positions that have already contributed to performance. These included Linens 'N Things, Inc., a retailer of home accessories, which was attractively valued versus its key competitor, Bed, Bath and Beyond, and has significant store expansion and margin improvement potential, and Sun Healthcare Group, Inc., a well-managed owner/operator of nursing homes with attractive long-term growth potential. Though Sun Healthcare Group has been temporarily impacted by a government investigation of one of its subsidiaries, we believe this issue is fully reflected in the current stock price. In the technology sector, we added DecisionOne Holdings Corp., the leading independent provider of computer hardware and maintenance support services to U.S. companies. We intend to continue to focus on technology-related service providers and distributors that we believe are positioned to benefit from the expected long-term growth of the sector but are not dependent on the success of any single product or service.

        Other new investments were APS Holding Corp., a distributor of automotive parts, which was depressed by industry- and company-specific issues that we believe to be temporary, and Friedman's, Inc., a retailer of inexpensive jewelry with significant expansion potential and a very low-cost operating strategy. We also added two specialty insurance companies, SCPIE Holdings, Inc. and Symon's International Group, Inc.

Letter to Shareholders
--------------------------------------------------------------------------------
Goldman Sachs Small Cap Equity Fund (continued)

--------------------------------------------------------------------------------
Sales Included Several Financial Holdings

        The fund sold several stocks after they appreciated and reached our target prices. These included a number of financial holdings, such as Greenpoint Financial Corp., the leading national lender of "no-documentation--low-documentation" mortgages; Dime Bancorp, Inc., the fifth largest thrift in the U.S.; and Western National Corporation, a marketer of annuity products.


--------------------------------------------------------------------
 Top 10 Portfolio Holdings as of January 31, 1997
                                                     Percentage of
                                                       Total Net
 Company                        Line of Business         Assets
 Movado Group, Inc.             Luxury and                5.6%
                                  Affordable Watch
                                  Distributor

 DecisionOne Holdings Corp.     Computer Support          4.9%
                                  Provider

 Sun Healthcare Group, Inc.     Healthcare Services       3.9%
 APS Holding Corp.              Automotive Parts          3.6%
                                  Distributor

 Mariner Health Group, Inc.     Healthcare Services       3.6%
 Groupe AB                      Television                3.5%
                                  Programming
                                  Distributor

 Friedman's, Inc.               Jewelry Retailer          3.5%
 J. Baker, Inc.                 Specialty Apparel         3.5%
 Heritage Media Corp.           Marketing Services        3.4%
                                  Provider
 Linens 'N Things, Inc.         Home Products             3.1%
                                  Retailer
--------------------------------------------------------------------

Outlook

        One of the key factors that will affect equity performance during 1997 will be the continuation of the favorable economic environment of moderate growth and low inflation, which would ensure that both the corporate earnings outlook and the interest rate climate remain hospitable. Small-capitalization stocks as a group currently appear undervalued relative to large-cap stocks and to their own expected earnings potential. We believe that corporate earnings growth will slow somewhat in 1997, and to the extent that smaller companies can achieve better earnings growth than larger companies, they should perform relatively well. The performance of small-caps will particularly depend on investors broadening their focus from the largest, most liquid stocks to smaller, less widely followed issues. We are optimistic regarding the fund's future performance based on the strong earnings growth and the free cash flow we expect from many of our top holdings, as well as from new investments.

/s/ Paul D. Farrell

Paul D. Farrell
Senior Portfolio Manager,
U.S. Active Equity Value

/s/ Matthew B. McLennan

Matthew B. McLennan
Assistant Portfolio Manager,
U.S. Active Equity Value

/s/ Timothy G. Ebright

Timothy G. Ebright
Portfolio Manager,
U.S. Active Equity Growth

March 3, 1997

--------------------------------------------------------------------------------
Goldman Sachs Small Cap Equity Fund
January 31, 1997


-------------------------------------------------------------------------------

The following graphs show the value, as of January 31, 1997, of a $10,000 investment made (with and without the maximum sales charge of 5.5% and redemption charge of 5.0% for Class A and B, respectively) on the inception date of each class. For comparative purposes, the performance of the Fund's benchmarks (the Standard and Poor's 500 Index ("S&P 500") and the Russell 2000) are shown for the appropriate time periods. All performance data shown represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor's shares, when redeemed, to be worth more or less than their original cost.

                                    Class A

                           [LINE GRAPH APPEARS HERE]

               GS Small Cap Class A   GS Small Cap Class A            Russell
                 (w/sales charge)       (no sales charge)    S&P 500    2000
               --------------------   ---------------------  -------  -------
10/22/92            $ 9,450                  10,000          $10,000  $10,000
 1/31/93             11,138                  11,786           10,655   11,733
 1/31/94             14,494                  15,337           12,027   13,914
 1/31/95             11,953                  12,649           12,091   13,078
 1/31/96             12,813                  13,559           16,768   17,010
 1/31/97             16,320                  17,270           21,183   20,242

                                    Class B

                           [LINE GRAPH APPEARS HERE]

               GS Small Cap Class B  GS Small Cap Class B            Russell
               (no redemp. charge)    (w/redemp. charge)    S&P 500   2000
               --------------------  --------------------   -------  -------
5/1/96              $10,000               $10,000           $10,000  $10,000
1/31/97              10,539                10,039            12,218   10,732

                                  -----------------------------------------
                                        Average Annual Total Return
                                  -----------------------------------------
                                       One Year        Since Inception/(a)/
  -------------------------------------------------------------------------
  Class A, no sales charge              27.28%                13.61%
  -------------------------------------------------------------------------
  Class A, w/sales charge               20.27%                12.12%
  -------------------------------------------------------------------------
  Class B, no redemption charge           N/A                  5.39%/(b)/
  -------------------------------------------------------------------------
  Class B, w/redemption charge            N/A                  0.39%/(b)/
  -------------------------------------------------------------------------

/(a)/ Class A and Class B shares commenced operations on October 22, 1992 and May 1, 1996, respectively.
/(b)/ An aggregate total return (not annualized) is shown instead of an average annual total return since this class has not completed a full twelve months of operations.

--------------------------------------------------------------------------------

Statement of Investments
--------------------------------------------------------------------
Goldman Sachs Small Cap Equity Fund
January 31, 1997

--------------------------------------------------------------------



Shares           Description                                  Value
====================================================================
Common Stocks--92.5%
--------------------------------------------------------------------
Auto/Original Equipment Manufacturer--3.6%
 777,200         APS Holding Corp.*                   $   7,869,150
--------------------------------------------------------------------
Commercial Products--2.4%
 211,000         Figgie International, Inc. Class A*      2,611,125
 231,400         Figgie International, Inc. Class B*      2,487,550

--------------------------------------------------------------------
                                                          5,098,675
--------------------------------------------------------------------
Commercial Services--1.0%
 539,200         Opinion Research Corp.*                  2,022,000
--------------------------------------------------------------------
Computers & Peripherals--7.5%
 598,700         DecisionOne Holdings Corp.*             10,477,250
 467,100         Multiple Zones International, Inc.*      5,605,200

--------------------------------------------------------------------
                                                         16,082,450
--------------------------------------------------------------------
Consumer Staples--3.8%
 270,700         American Safety Razor Co.*               3,958,987
 389,400         Spartech Corp.                           4,234,725
--------------------------------------------------------------------
                                                          8,193,712
--------------------------------------------------------------------
Electric Utilities--2.2%
 433,900         Central Maine Power Co.                  4,827,137
--------------------------------------------------------------------
Electrical Equipment--2.3%
 240,100         Carbide/Graphite Group*                  5,012,087
--------------------------------------------------------------------
Food--2.3%
 374,600         Alpine Lace Brands, Inc.*                2,341,250
 109,000         Morningstar Group, Inc.*                 2,588,750
--------------------------------------------------------------------
                                                          4,930,000
--------------------------------------------------------------------
Healthcare Management--9.0%
 20,100          Health Systems International, Inc.*        520,088
 798,000         Mariner Health Group, Inc.*              7,780,500
 517,100         Sun Healthcare Group, Inc.*              8,402,875
 146,200         Trigon Healthcare, Inc.*                 2,595,050
--------------------------------------------------------------------
                                                         19,298,513
--------------------------------------------------------------------
Home Furnishing & Services--2.9%
 221,500         Congoleum Corp.*                         3,156,375
 160,900         Synthetic Industries, Inc.*              3,036,988
--------------------------------------------------------------------
                                                          6,193,363
--------------------------------------------------------------------
Insurance Specialty--1.6%
 63,100          Old Republic International Corp.         1,695,812
 83,900          Scpie Holdings, Inc.*                    1,761,900
--------------------------------------------------------------------
                                                          3,457,712
--------------------------------------------------------------------
Insurance-Life--0.3%
 36,000          AmerUs Life Holdings, Inc.*                711,000
--------------------------------------------------------------------
Insurance-Property and Casualty--6.0%
 50,500          Horace Mann Educators Co.                2,158,875
 206,500         IPC Holdings Ltd.                        4,943,094
 92,200          Symons International Group*              1,475,200
 215,800         Terra Nova Bermuda Holdings              4,262,050
--------------------------------------------------------------------
                                                         12,839,219
--------------------------------------------------------------------
Leisure--1.0%
 210,700         Trump Hotels & Casino Resorts,
                 Inc.*                                    2,212,350
--------------------------------------------------------------------
Media Content--9.0%
 596,300         Groupe AB SA ADR*                        7,602,825
 609,800         Heritage Media Corp.*                    7,393,825
 432,300         International Post Ltd.*                 1,729,200
 324,200         Platinum Entertainment, Inc.*            2,674,650
--------------------------------------------------------------------
                                                         19,400,500
--------------------------------------------------------------------
Metal Products--0.5%
 57,200          Doncasters Plc ADR*                      1,122,550
--------------------------------------------------------------------
Packaging--0.7%
 88,100          Shorewood Packaging Corp.*               1,596,813
--------------------------------------------------------------------
Real Estate--0.7%
 73,700          Insignia Financial Group, Inc.*          1,538,487
--------------------------------------------------------------------
Recreation Products--5.6%
 539,200         Movado Group, Inc.                      12,064,600
--------------------------------------------------------------------
Restaurants & Hotels--6.4%
 262,400         IHOP Corp.*                              6,461,600
 399,300         Mortons Restaurant Group, Inc.*          6,438,713
 40,000          Sonic Corp.*                               815,000
--------------------------------------------------------------------
                                                         13,715,313
--------------------------------------------------------------------
Retail Hardgoods--4.7%
 731,000         Brookstone Inc.*                         5,939,375
 290,700         Finlay Enterprises, Inc.*                4,287,825
--------------------------------------------------------------------
                                                         10,227,200
--------------------------------------------------------------------

--------------------------------------------------------------------



--------------------------------------------------------------------


Shares           Description                                  Value
====================================================================
Common Stocks (continued)
Specialty Retail--12.7%
 506,200         Friedmans, Inc.*                      $  7,593,000
 242,000         General Nutrition Companies, Inc.*       4,386,250
 1,500           Hibbett Sporting Goods, Inc.*               24,375
 1,100,400       J. Baker, Inc.                           7,565,250
 87,000          Leslies Poolmart, Inc.*                  1,141,875
 307,200         Linens N'Things, Inc.*                   6,758,400
--------------------------------------------------------------------
                                                         27,469,150
--------------------------------------------------------------------
Telephone Communications--0.3%
 15,400          Telephone & Data Systems, Inc.             587,125
--------------------------------------------------------------------
Textiles--1.6%
 87,800          Samsonite Corp.*                         3,468,100
--------------------------------------------------------------------
Trucking--2.3%
 207,100         Landstar Systems, Inc.*                  4,918,625
--------------------------------------------------------------------
Voice, Video and Data--2.1%
 263,200         Pegasus Communications,  Inc.*           3,224,200
 142,700         Rural Cellular Corp.*                    1,391,325
--------------------------------------------------------------------
                                                          4,615,525
--------------------------------------------------------------------
Total Common Stocks
   (Cost $194,261,908)                                 $199,471,356
====================================================================
Principal
Amount        Description                                     Value
====================================================================
Corporate Bond--0.2%
--------------------------------------------------------------------
$    500,000  J. Baker, Inc.
              7.0%, 06/01/02                           $    412,500
--------------------------------------------------------------------
Total Corporate Bond
   (Cost $498,387)                                     $    412,500
====================================================================
Repurchase Agreement--7.7%
--------------------------------------------------------------------
$16,600,000   Joint Repurchase Agreement Account
              5.63%, 02/03/97                          $ 16,600,000
--------------------------------------------------------------------
Total Repurchase Agreement
   (Cost $16,600,000)                                  $ 16,600,000
====================================================================
Contracts     Description                                     Value
====================================================================
Options*--0.5%
 200           S&P 500 Index Put Strike 725
               exp. 03/97                              $     95,000
 351           S&P 500 Index Put Strike 700
               exp. 03/97                                    92,138
 560           S&P 500 Index Put Strike 750
               exp. 06/97                                   938,000
--------------------------------------------------------------------
Total Options
   (Cost $1,643,182)                                   $  1,125,138
====================================================================
Total Investments
   (Cost $213,003,477)/(a)/                            $217,608,994
====================================================================
Federal Income Tax Information:
   Gross unrealized gain for investments in
      which value exceeds cost                         $ 31,335,604
   Gross unrealized loss for investments in
      which cost exceeds value                          (26,835,810)
--------------------------------------------------------------------
   Net unrealized gain                                 $  4,499,794
====================================================================

*   Non-income producing security.
/(a)/The aggregate cost for federal income tax purposes is $213,109,200.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.
--------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

Letter to Shareholders
--------------------------------------------------------------------------------
Goldman Sachs International Equity Fund


--------------------------------------------------------------------------------
Objective and Investment Approach

           The Goldman Sachs International Equity Fund seeks long-term capital appreciation by investing in equity securities of companies organized or traded outside the U.S. that we believe have the potential to appreciate over the long term. The fund focuses on growing companies that are attractively valued and have strong, competitive positions in their respective industries. The fund's portfolio managers are based in London, Tokyo and Singapore and their knowledge of local markets plays an important role in uncovering investment opportunities. While the fund does not allocate assets across specific countries based on top-down economic or market forecasts, the portfolio managers strive to manage risk by remaining diversified by country and industry sector and by closely monitoring economic and political events in countries in which the fund does invest.

Economic and Market Overview: European Markets Were Strong Despite Weak Economies; Asia Faltered

           Economic growth was slower than expected in many countries during the period, prompting further monetary easing in much of Europe and continued very low short-term interest rates in Japan. European equity markets performed very well despite the growth shortfall, benefiting from an increased focus on improving shareholder value. The Japanese market declined significantly, while results in other Asian markets were mixed.

 . Europe. The economies of several European markets, such as the U.K., Norway and Ireland, strengthened during the period, but overall growth remained weak throughout most of Europe. A number of European countries attempted to stimulate their economies through monetary easing, but maintained tight fiscal policies in an effort to reduce their budget deficits enough to qualify for European Monetary Union. This strategy proved to be only modestly successful, as unemployment remained at record highs, particularly in Germany. Though the recovery was somewhat disappointing, European equity markets rose 26.6% during the period (as measured by the FT/S&P Actuaries Europe Index in terms of local currencies), fueled by low inflation, low interest rates and relatively strong bond markets. In addition, corporate profits improved, reflecting increased emphasis on cost cutting and restructuring. The equity markets of Finland, Spain and Sweden were among the strongest performers, while British stocks lagged much of Europe due to a strengthening currency (which made U.K. exports more expensive) and expectations of increases in short-term interest rates.

 . Japan. The Japanese economy strengthened during the period, but earnings growth fell short of expectations. For the 12-month period ended January 31, Japanese stocks (as measured by the TOPIX index in yen) declined 14.9%, with approximately half of the loss occurring in January 1997 alone. During the first half of the period, the Japanese market was bolstered by heavy demand from Europe and the U.S., but foreign investors subsequently became net sellers when the economic recovery softened and raised uncertainty surrounding the sustainability of corporate profits. The weaker corporate earnings outlook resulted in a conspicuous divergence between the performance of the largest international blue-chip stocks and the rest of the market, particularly in the third quarter. Lackluster investor sentiment was further exacerbated at the end of the year due to increased pessimism that the Liberal Democratic Party (LDP) government's higher taxes and scant spending on public works would dampen the economy.

 . Asia (ex-Japan). Asian stock markets rose 2.4% during the period, as measured by the MSCI All Country Asia Free (Ex Japan) Index (in terms of local currencies). Asian markets began the period on a strong note, but several markets faltered during the spring and summer due to a host of issues. These included political uncertainty arising from national elections in several Asian countries as well as slowing economic growth throughout the region, principally due to weak electronics exports. From
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
September 1996 through January 1997, the region generally improved due to stronger corporate earnings and stabilizing exports. The performance of the individual markets varied widely. Malaysia was one of the region's best performing markets during the period under review, rising 18.4%; Hong Kong, the largest market in the region, performed well with a 12.0% return; and Thailand was by far the weakest market, declining 45.3% (all in local currency terms).

Performance Review: Security Selection, Country Allocations and Industry Weightings All Contributed to Strong Performance

------------------------------------------------------------------------------
                                                  Fund Total      FT/S&P
                                                    Return       Actuaries
                                                   (based on     Europe &
                                                  net asset   Pacific Index
                                                    value)     Total Return
                                                    ------     ------------
 Class A  (1/31/96 - 1/31/97)*                      13.48%         1.27%
 Class B  (5/1/96 - 1/31/97)*                        2.83%        -4.22%
 Institutional (2/7/96 - 1/31/97)*                  12.53%         0.53%
 Service (3/6/96 - 1/31/97)*                        10.42%         0.86%
------------------------------------------------------------------------------

* Class A, B, Institutional and Service share performance assumes reinvestment of all dividends and distributions, a complete redemption at the net asset value at the end of the period and no initial sales charge or contingent deferred sales charge. Performance for Class B, Institutional and Service shares is a cumulative total return (not annualized) from their inception through the end of the period.

           The fund performed extremely well during the period under review, with all of its share classes outperforming the benchmark, the Financial Times/S&P Actuaries Europe & Pacific Index ("Europac") unhedged. Europac is a capitalization-weighted composite of approximately 1,500 stocks from 23 countries in Europe and the Asia-Pacific region and is calculated on a monthly basis. We are also pleased to note that the fund's Class A shares placed in the top third of the Lipper international fund category (ranking 93rd out of 342) for the 12-month period ended January 31, 1997, according to Lipper Analytical Services, Inc. (Please note that Lipper rankings do not take sales charges into account and that past performance is not a guarantee of future results. Lipper did not rank the fund's Class B, Institutional or Service shares.)

           The primary driver of the fund's superior performance was successful stock selection, as we continued to focus on growing companies that actively increased shareholder value through actions such as cost cutting, share buybacks or restructuring. In addition, country allocations that worked in the fund's favor were its overweighting in Sweden, one of the strongest performing markets during the period, and its underweighting in Japan, one of the weakest, each the result of our bottom-up approach to stock selection. The fund's industry allocations also added value. The fund was overweighted in business services and diversified consumer goods/services, which were among the best performing sectors, and underweighted in financial services and basic industries, which performed relatively poorly.

           In terms of currency exposure, though the fund's neutral exposure is unhedged, it was substantially hedged against the yen, which benefited performance significantly when the yen continued to fall against the dollar. In addition, the fund was partially hedged against some European currencies, such as the Deutsche mark and the Swiss franc, which worked in its favor when the dollar rose against those currencies.

           The fund's Class B shares outperformed the benchmark by a wide margin, but their performance was not as strong as the other share classes because they began operations in May, after equity prices had already risen significantly.

Portfolio Composition: A Widely Diversified Portfolio

           As of January 31, 1997, the fund held positions in 56 companies based in 16 countries. In terms of total portfolio assets, the five largest country exposures were Japan (27.3%), the U.K. (12.6%), Germany (7.1%), Sweden (7.0%) and Switzerland (6.8%).

Europe. At the end of the period, the portfolio's 53.0% allocation in European stocks was in line with that of the benchmark (54.1%). In general, growth stocks led the
--------------------------------------------------------------------------------

Letter to Shareholders
--------------------------------------------------------------------------------
Goldman Sachs International Equity Fund (continued)


--------------------------------------------------------------------------------
market during the period. Many of the fund's European holdings were growth-oriented stocks that benefited from positive earnings surprises and successful efforts by senior management to enhance equity returns and shareholder value. Several of the portfolio's longer term European holdings were, once again, among its strongest performers. Securitas (Sweden), the largest security services company in Europe, more than doubled during the period, boosted by earnings from companies it acquired in Germany, France and Portugal. Fresenius (Germany), a major producer of medical supplies, rose over 140% as it merged its global kidney dialysis division with W. R. Grace's National Medical Center healthcare subsidiary and spun off the resulting business, Fresenius Medical Care. Ericsson (Sweden), one of the world's leading suppliers of mobile telephones and infrastructure, rebounded from weakness early in the period when it achieved very good earnings, which reassured investors that it was not suffering from margin pressure or weak mobile telephone orders. Other strong performers were Randstad Holdings (Netherlands), the leading temporary help organization in its market, which reported healthy sales and earnings as its business continued to expand, and Comptoirs Modernes (France), a supermarket chain operator, which gained market share in France and made important acquisitions in Spain.

           Several of the fund's newer additions also contributed to its positive results. These included two pharmaceutical companies: Hoechst (Germany), whose acquisition and restructuring plans indicate a commitment to improving shareholder value, and Novartis (Switzerland), which was formed through the merger of Ciba-Geigy and Sandoz and is expected to benefit from significant cost reductions as well as new product development. Other significant new positions that performed well were SGS Thomson (France), one of the 10 largest semiconductor manufacturers in the world, which operates in the high-value-added, application-specific sector of the market, and Telecom Italia Mobile (Italy), the leading mobile telephone operator in Italy, which generates strong cash flow and is extremely profitable.

Japan. Approximately 27% of the fund was invested in Japan, which was underweighted relative to the benchmark (32.1%). The fund's Japanese stocks fared better than the market, as we avoided banks and brokerages, two of the weakest industries. We invested in companies with relatively robust earnings visibility and good valuations, particularly favoring management that improved cost competitiveness and strengthened their core business. The fund's best performing Japanese stocks were TDK Corp., an electronic components manufacturer that reported better than expected earnings due to strong sales of personal computer-related components; Hoya Corp., an optical glass manufacturer that aggressively restructured its operations and successfully diversified its business so that it now dominates the glass magnetic disc market; and Mirai Industry, a market leader in electric cables, pipes and other electric wiring that introduced new products and cut costs. In contrast, Kyocera Corp., an electronics components manufacturer, reported disappointing results due to increased competition in the semiconductor and communication equipment businesses. A new addition was Takeda Chemical Industry, the largest pharmaceutical company in Japan, where aggressive new management initiatives rapidly expanded overseas sales and improved the profitability of its prescription drug business.

Asia-Pacific. Asia, a 13.5% allocation (excluding Japan), was slightly overweighted compared with the benchmark's 10.7%, with Hong Kong representing the largest country position at 6.7% of the portfolio. For most of the period, the fund was overweighted in Malaysia, Hong Kong and Australia, which were three of the better performing Asian markets. Though the performance of some of the other markets fell short of expectations, our stock selection within the region worked in the fund's favor. Several of the fund's top performers were financial stocks, including Commerce Asset-Holdings, the fifth largest financial group in Malaysia, which benefited from its merchant banking operations and strong loan growth, and HSBC Holdings, a Hong Kong-based banking and financial services organization, which reported strong results due to its dominant market position. New holdings include Australia & New Zealand Bank Group, a bank that is positioned to benefit from the potential deregulation in Australia's financial services sector, and Asia Satellite Telecommunications Holdings Ltd., a
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
leading satellite owner and operator in the Asia-Pacific region that owns prime orbital slots that are expected to result in high utilization rates and fees.

--------------------------------------------------------------------
 Top 10 Portfolio Holdings as of January 31, 1997
                                                       Percentage
                                                        of Total
 Company            Country        Line of Business    Net Assets
 HSBC Holdings      Hong Kong      Banking and            3.0%
                                     Finance

 Novartis           Switzerland    Pharmaceuticals        3.0%

 Fresenius          Germany        Kidney Dialysis        2.4%
                                     Equipment

 TDK Corp.          Japan          Tape and Disc          2.4%
                                     Manufacturer

 Telecom Italia     Italy          Mobile Tele-           2.4%
   Mobile                            communications
                                     Operator

 Canon, Inc.        Japan          Office Equipment       2.4%
                                     Manufacturer

 Adecco             Switzerland    Temporary Help         2.4%
                                     Services

 Adidas             Germany        Sporting Goods         2.4%
                                     Manufacturer

 Hoechst            Germany        Chemical and           2.3%
                                     Drug
                                     Manufacturer

 Hoya Corp.         Japan          Optical Glass          2.3%
                                     Manufacturer
--------------------------------------------------------------------

Outlook

           In the near term, we expect most international economies to continue to experience moderate growth and subdued inflation. We are particularly positive on the prospects for the European markets in 1997, where we expect a modest acceleration in economic growth and a continuation of healthy corporate earnings growth helped by cost cutting as well as restructuring initiatives.

           We are currently most concerned about Japan. Despite the sharp correction, we expect to remain underweighted in the Japanese market because of our negative view of the banking sector and only modest earnings recoveries in nonmanufacturing sectors. Lack of investor confidence in the government's commitment to deregulation, as well as simultaneous weakness in the bond and currency markets, have all impacted market sentiment. In this state of uncertainty, superior stock selection will be essential, and we intend to emphasize companies with clear earnings visibility, strong management and attractive valuations. Despite the generally poor conditions, the earnings for the fund's Japanese holdings are above expectations and are being upgraded. In non-Japan Asia, corporate earnings reports have been mixed, but we believe improved political stability and export growth should help stocks in 1997.

           Finally, we are pleased to report that we have expanded our international equity team in all geographic regions to support our effort to seek out the most promising companies around the world.

/s/ Roderick D. Jack

Roderick D. Jack
Senior Portfolio Manager, London

/s/ Marcel Jongen

Marcel Jongen
Senior Portfolio Manager, London

/s/ Shogo Maeda

Shogo Maeda
Senior Portfolio Manager, Tokyo

/s/ Warwick M. Negus

Warwick M. Negus
Senior Portfolio Manager, Singapore

March 3, 1997

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Goldman Sachs International Equity Fund
January 31, 1997

--------------------------------------------------------------------------------

The following graphs show the value, as of January 31, 1997, of a $10,000 investment made (with and without the maximum sales charge of 5.5% and redemption charge of 5.0% for Class A and Class B, respectively) on the inception date of each class. For comparative purposes, the performance of the Fund's benchmark (the Financial Times-Actuaries World Euro-Pacific Index Unhedged ("FT Euro-Pac (Unhedged)/(b)/) is shown for the appropriate time periods. All performance data shown represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor's shares, when redeemed, to be worth more or less than their original cost.

                                     Class A

                            [LINE GRAPH APPEARS HERE]

               GS Intl Eq          GS Intl Eq
                 Class A             Class A         FT Euro-Pac    Ft Euro-Pac
            (w/sales charge)    (no sales charge)     (Comb )(b)     (Unhedged)
            ----------------    -----------------    -----------    -----------
12/1/92           9,450              10,000            10,000          10,000
1/31/93           9,566              10,123            10,063          10,055
1/31/94          12,066              12,768            13,498          14,399
1/31/95          10,058              10,643            12,119          13,902
1/31/96          12,942              13,695            13,983          16,039
1/31/97          14,961              15,546            14,160          16,243
                             Class B

                    [LINE GRAPH APPEARS HERE]

               GS Intl Eq          GS Intl Eq
                 Class B             Class B         FT Euro-Pac
            (w/sales charge)    (no sales charge)    (Unhedged)
            ----------------    -----------------    -----------
5/1/96           10,000              10,000            10,000
1/31/97          10,283               9,783             9,578
                 Institutional

           [LINE GRAPH APPEARS HERE]

              GS Intl Equity       FT Euro-Pac
            Institutional Class    (Unhedged)
            -------------------    -----------
2/7/96           10,000              10,000
1/31/97          11,253              10,053

                    Service

           [LINE GRAPH APPEARS HERE]

              GS Intl Equity       FT Euro-Pac
              Service Class        (Unhedged)
              --------------       -----------
3/6/97           10,000              10,000
1/31/97          11,042              10,086

                                      ----------------------------------------
                                             Average Annual Total Return
                                      ----------------------------------------
                                             One Year       Since Inception/(a)/
-------------------------------------- ------------------- --------------------
Class A, no sales charge                     13.48%              11.15%
-------------------------------------- ------------------- --------------------
Class A, w/sales charge                       7.26%               9.66%
-------------------------------------- ------------------- --------------------
Class B, no redemption charge                  N/A                2.83% /(c)/
-------------------------------------- ------------------- --------------------
Class B, w/redemption charge                   N/A               (2.17)%/(c)/
-------------------------------------- ------------------- --------------------
Institutional Class                            N/A               12.53% /(c)/
-------------------------------------- ------------------- --------------------
Service Class                                  N/A               10.42% /(c)/
-------------------------------------- ------------------- --------------------

/(a)/ Class A, Class B, Institutional and Service shares commenced operations on December 1, 1992, May 1, 1996, February 7, 1996 and March 6, 1996, respectively.
/(b)/ Beginning on September 1, 1994, the Class A shares began using the unhedged FT Euro-Pac as its benchmark (prior thereto, Class A used the hedged FT Euro-Pac). The combined FT Euro-Pac represents the hedged FT Euro-Pac performance up to August 31, 1994 and the unhedged FT Euro-Pac performance from September 1, 1994 through January 31, 1997.
/(c)/ An aggregate total return (not annualized) is shown instead of an average annual total return since these classes have not completed a full twelve months of operations.
--------------------------------------------------------------------------------

Statement of Investments
-------------------------------------------------------------------------------
Goldman Sachs International Equity Fund
January 31, 1997


--------------------------------------------------------------------------------

Shares           Description                                  Value
====================================================================
Common Stocks--91.5%
Australian Dollar--3.6%
 1,851,658       Australia & New Zealand Bank Group
                 (Commercial Banks)                   $  11,355,706
 1,564,955       Woodside Petroleum, Ltd. (Oil &
                 Gas)                                    11,053,763
--------------------------------------------------------------------
                                                         22,409,469
--------------------------------------------------------------------
Austrian Schilling--1.2%
 105,400         Oesterreichische Elektrizitats
                 (Utilities)                              7,698,241
--------------------------------------------------------------------
Belgian Franc--0.2%
 14,400          Dexia (Financial Services)               1,372,240
--------------------------------------------------------------------
British Pound Sterling--12.6%
 1,391,569       British Airport Authority
                 (Transportation)                        11,661,442
 1,788,649       Electrocomponents (Wholesale
                 Trade)                                  12,753,546
 1,261,210       Premier Farnell PLC (Electronics)       10,670,067
   706,368       Misys PLC (Business Services and
                 Computer Software)                      12,393,414
 1,708,700       Rentokil Group (Business Services)      12,553,100
 473,916         Siebe (Machinery and Engineering
                 Services)                                7,973,270
 873,509         Standard Chartered (Banking)            10,497,224
--------------------------------------------------------------------
                                                         78,502,063
--------------------------------------------------------------------
Deutsche Mark--4.7%
 155,760         Adidas AG (Textiles)                    14,749,495
 343,320         Hoechst AG (Healthcare)                 14,439,672
--------------------------------------------------------------------
                                                         29,189,167
--------------------------------------------------------------------
French Franc--6.4%
 22,531          Comptoirs Modernes (Retail)             11,749,983
 40,720          CLF Dexia (Financial Services)           3,649,869
 95,602          CLF Dexia - Registered Shares            8,569,124
                 (Financial Services)
 63,189          Seita (Tobacco)                          2,400,553
 193,600         SGS Thomson Microelectronics
                 (Electronics)                           13,882,408
--------------------------------------------------------------------
                                                         40,251,937
--------------------------------------------------------------------
Hong Kong Dollar--6.7%
 4,148,000       Asia Satellite Tel.
                 (Telecommunications)                     9,233,837
 816,800         HSBC Holdings (Commercial Banks)        18,920,583
 1,185,000       Sun Hung Kai Properties Co. (Real
                 Estate)                                 13,380,759
--------------------------------------------------------------------
                                                         41,535,179
--------------------------------------------------------------------
Irish Pound--2.3%
 1,491,014       Bank of Ireland (Commercial Banks)      14,247,624
--------------------------------------------------------------------
Italian Lira--2.4%
 3,000,500       Telecom Italia Mobile (Utilities)        8,930,448
 3,574,000       Telecom Italia Mobile (Di Risp
                 Shares) (Utilities)                      6,095,944
--------------------------------------------------------------------
                                                         15,026,392
--------------------------------------------------------------------
Japanese Yen--27.3%
 206,000         Aderans Company Ltd. (Retail)            4,808,281
 702,000         Canon, Inc. (Office Equipment
                 Manufacturer)                           14,880,119
 363,000         Hoya Corp. (Electronics and
                 Instrumentation)                        14,520,599
 297,400         Inaba Denkisangyo (Industrial)           5,396,346
 458,000         Kokuyo Co., Ltd. (Office Equipment
                 Manufacturer)                            9,594,787
 149,000         Kyocera Corp. (Electronics)              8,749,887
 358,000         Max Co. (Electronics and
                 Instrumentation)                         5,432,966
 238,900         Mirai Industry Co. (Electrical
                 Equipment Manufacturer)                  5,852,060
 1,927,000       Mitsubishi Heavy Industries Ltd.
                 (Engineering)                           13,874,972
 1,530,000       Mitsui Marine & Fire (Insurance)         8,215,019
 450,100         Santen Pharmaceutical Co.
                 (Healthcare)                             8,352,716
 92,800          Sanyo Shinpan Financial
                 (Financial)                              5,204,668

--------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

Statement of Investments
-------------------------------------------------------------------------------
Goldman Sachs International Equity Fund (continued)
January 31, 1997



--------------------------------------------------------------------

Shares           Description                                  Value
====================================================================
Common Stocks (continued)
Japanese Yen (continued)
 322,000         Shimachu (Retail-Furniture)          $   6,905,027
 213,900         SMC Corp. (Machinery)                   13,125,622
 410,000         Taikisha Ltd. (Machinery)                5,038,558
 570,000         Takeda Chemical Industry
                 (Healthcare)                            11,235,927
 235,000         TDK Corp. (Consumer Goods)              15,040,620
 464,000         Tostem Corp. (Construction)             10,906,842
 146,800         York Benimaru (Retail)                   3,922,900
--------------------------------------------------------------------
                                                        171,057,916
--------------------------------------------------------------------
Malaysian Ringgit--1.9%
 1,328,000       Commerce Asset Holdings
                 (Commercial Banks)                      10,683,829
 581,000         Leader Universal Holdings
                 (Metals-Diversified)                     1,168,544
--------------------------------------------------------------------
                                                         11,852,373
--------------------------------------------------------------------
Netherlands Guilder--5.0%
 146,070         Aegon (Insurance)                        8,951,011
 136,180         Randstad Holdings (Business
                 Services)                                9,471,458
 102,016         Wolters Kluwer (Media)                  12,602,793
--------------------------------------------------------------------
                                                         31,025,262
--------------------------------------------------------------------
Singapore Dollar--1.5%
 1,511,000       Singapore Land (Real Estate)             9,123,100
--------------------------------------------------------------------
Spanish Peseta--1.9%
 63,595          Banco Popular (Commercial Banks)        11,571,494
--------------------------------------------------------------------
Swedish Krona--7.0%
 335,300         Ericsson Telecommunications
                 (Computer - Office)                     11,255,719
 268,440         Hoganas AB (Metal Products)              8,455,037
 405,970         Securitas AB (Business Services)        12,057,737
 3,469,100       Swedish Match AB (Tobacco)              11,741,304
--------------------------------------------------------------------
                                                         43,509,797
--------------------------------------------------------------------
Swiss Franc--6.8%
 52,468          Adecco SA (Business Services)           14,753,971
 6,726           Cie Financier Richemont AG
                 (Consumer Goods)                         9,231,858
 16,335          Novartis AG (Healthcare)                18,730,002
--------------------------------------------------------------------
                                                         42,715,831
--------------------------------------------------------------------
Total Common Stocks
   (Cost $503,926,410)                                $ 571,088,085
====================================================================
Preferred Stock--2.4%
--------------------------------------------------------------------
Deutsche Mark--2.4%
 74,790          Fresenius AG (Health Care),
                 Non-voting                           $  15,042,126
--------------------------------------------------------------------
Total Preferred Stock
   (Cost $4,437,079)                                  $  15,042,126
====================================================================


Principal
Amount           Description                                  Value
====================================================================
Short-Term Obligations--6.6%
--------------------------------------------------------------------
$    41,394,109  State Street Bank & Trust
                 Euro-Time Deposit 5.5%, 02/03/97**   $  41,394,109
--------------------------------------------------------------------
Total Short-Term Obligations
   (Cost $41,394,109)                                 $  41,394,109
====================================================================
Total Investments
   (Cost $549,757,598)/(a)/                           $ 627,524,320
====================================================================
Federal Income Tax Information:
   Gross unrealized gain for investments in
      which value exceeds cost                        $108,968,495
   Gross unrealized loss for investments in
      which cost exceeds value                         (31,533,818)
--------------------------------------------------------------------
   Net unrealized gain                                $  77,434,677
====================================================================

 /(a)/ The aggregate cost for federal income tax purposes is $550,089,643.
 *     Non-income producing security.
 **    A portion of this security has been segregated for extended settlement securities.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.
--------------------------------------------------------------------------------
The accompanying notes are an intergral part of these financial statements.


-------------------------------------------------------------------------------


--------------------------------------------------------------------
Common and Preferred Stock Industry Concentrations

====================================================================
Business Services                                              7.8%
Commercial Banks                                              12.4%
Computer Software and Services                                 2.0%
Computer - Office                                              1.8%
Construction                                                   1.7%
Consumer Goods                                                 3.9%
Electrical Equipment Manufacturer                              0.9%
Electronics                                                    5.3%
Electronics and Instrumentation                                3.2%
Engineering                                                    2.2%
Financial                                                      0.8%
Financial Services                                             2.2%
Health Care                                                   10.9%
Industrial                                                     0.9%
Insurance                                                      2.7%
Machinery                                                      2.9%
Machinery and Engineering Services                             1.3%
Media                                                          2.0%
Metal Products                                                 1.4%
Metals-Diversified                                             0.2%
Office Equipment Manufacturer                                  3.9%
Oil & Gas                                                      1.8%
Real Estate                                                    3.6%
Retail                                                         3.3%
Retail-Furniture                                               1.1%
Telecommunications                                             1.5%
Textiles                                                       2.4%
Tobacco                                                        2.3%
Transportation                                                 1.9%
Utilities                                                      3.6%
Wholesale Trade                                                2.0%
--------------------------------------------------------------------
Total Common and Preferred Stock                              93.9%

====================================================================

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------

Letter to Shareholders
--------------------------------------------------------------------------------
Goldman Sachs Asia Growth Fund



--------------------------------------------------------------------------------
Objective and Investment Approach

      The Goldman Sachs Asia Growth Fund seeks long-term capital appreciation by investing in a limited number of carefully selected companies located in 12 Asian markets, including China, Hong Kong, India, Indonesia, Malaysia, Pakistan, the Philippines, Singapore, South Korea, Sri Lanka, Taiwan and Thailand.

      We utilize extensive fundamental research in our search for well-managed companies whose stock prices are, in our opinion, undervalued in the marketplace. Because many companies in the Asian region are growing at relatively rapid rates, we consider a company's return on capital, its price-to-book value and the predictability of its earnings stream as among the best measures of its intrinsic value. A strong market position and a skilled management team dedicated to maximizing shareholder returns are also important to us. Our investment process includes face-to-face meetings with senior management as well as frequent contact with a company's customers, suppliers and competitors.

      While our primary focus is on stock selection, we seek to carefully manage risk by diversifying the fund's portfolio in terms of countries, industry sectors and size of capitalization. We are also mindful of making certain that the market for a particular stock is relatively liquid, so we can easily sell a position if our opinion changes. From time to time, we may choose to significantly overweight or underweight our holdings in one country compared with our benchmark, if we believe there is a compelling reason to do so. Finally, we closely monitor the potential impact of political and economic events in the region on particular companies and adjust the portfolio accordingly.

Market Overview:  Results Were Mixed in Asian Markets

      As a group, the Asian stock markets rose 2.37% during the period, as measured by the MSCI All Country Asia Free (Ex Japan) Index (without dividends reinvested). The weak performance indicated by the Index masks the wide divergence of performance among the individual Asian markets, as several countries rose more than 10% while others fell more than 20%. The period under review began on a strong note, but the region quickly sold off in mid-February when investors became unnerved by rising political tension between China and Taiwan. Though the Asian markets briefly rebounded, investor interest was dampened again during the spring and summer due to uncertainty surrounding national elections in several countries, a decline in exports and slowing economic growth. From October 1996 through January 1997, most Asian markets recovered due to improving corporate earnings and signs of stabilizing export growth.

      In terms of individual markets, Taiwan, Malaysia and Indonesia were the strongest performers, rising 56.0%, 21.9% and 17.5%, respectively (in U.S. dollar terms), with each overcoming brief setbacks such as negative short-term economic data and political upheaval. Other positive markets were India, which was the region's strongest performer during the first half of the year and subsequently gave back some of its gains, and the Philippines, where healthy economic growth and declining inflation renewed investor interest. Hong Kong, the most heavily weighted country in the Index, posted lackluster results early in the period, then rebounded to close the period with a 12.0% gain due to a favorable interest rate environment and a soaring property market. The weakest performer was Thailand, which dropped 46.5%. Thailand was impacted by a very large budget deficit, exacerbated by the slowdown of computer-related exports as well as a tear in the speculative bubble in the real estate market, as nonperforming property loans caused problems in the banking sector. South Korea and Singapore were weak as well, declining approximately 34% and 7%, respectively. South Korean equities were affected by an ongoing investigation of government corruption and a weakening economy, and Singapore's market fell due to soft electronics exports.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Performance Review:  Country Allocations Affected the Fund's Performance


-------------------------------------------------------------------
                                          Fund Total     MSCI AC
                                           Return       Asia Free
                                        (based on net  (Ex Japan)
                                         asset value)    Index +
                                         ------------    -----
 Class A (1/31/96 - 1/31/97)*               -1.01%        2.37%
 Class B (5/1/96 - 1/31/97)*                -6.02%       -2.50%
 Institutional (2/2/96 - 1/31/97)*          -1.09%        2.06%
-------------------------------------------------------------------


 * Class A, B and Institutional share performance assumes reinvestment of all dividends and distributions, a complete redemption at the net asset value at the end of the period and no initial sales charge or contingent deferred sales charge. Performance for Class B and Institutional shares is a cumulative total return (not annualized) from their inception through the end of the period.
 + Represents a price-only index that does not reflect reinvested dividends.

      During the period under review, stock selection benefited the fund as a number of holdings achieved strong returns. The fund's performance was nonetheless affected by its country over- and underweightings relative to the Index when individual markets performed better or worse than expected. For example, Taiwan and Malaysia were two of the region's best performing markets, but the fund was underweighted in those countries and therefore did not fully participate in their rallies.

Financial, Property and Infrastructure Stocks Were the Strongest Performers

      The fund's best performers during the period were its positions in the financial, real estate and infrastructure sectors. Top financial stocks included two of our Hong Kong investments, HSBC Holdings PLC, one of the world's largest banking and financial services companies, and Wing Hang Bank Ltd., a provider of banking, foreign exchange and treasury services, which both benefited from strong growth in mortgage loans resulting from Hong Kong's robust property market. Metropolitan Bank and Trust, the Philippines' largest bank in terms of assets, rose substantially due to the growing Philippine economy and aggressive branch expansion, and Commerce Asset-Holdings, the fifth largest financial group in Malaysia, benefited from its merchant banking operations and strong loan growth.

      In the real estate sector, Hong Kong's booming property market buoyed several of the fund's holdings. These included Sun Hung Kai Properties, one of the largest and best managed property companies in Hong Kong; Henderson Land Development, a large property development and investment holding company that concentrates on mass residential developments; and HKR International Ltd., a real estate developer that primarily focuses on residential development in Discovery Bay on Lantau Island (a self-contained community that offers a "quality lifestyle").

      Other strong performers were two Malaysian companies that benefited from the government's commitment to improve the country's infrastructure. Road Builder Malaysia Holdings, a contractor specializing in civil engineering and road construction, continued its strategic expansion and diversification, and United Engineers Malaysia, Malaysia's largest builder and operator of toll roads, rose due to the opening of several new roads.

      Stocks that did not fulfill our expectations included Leader Universal Holdings, Malaysia's leading manufacturer of power and telecommunication cable, which reported lower than expected earnings due to very low export margins; Industrial Finance Corp. of Thailand (IFCT), which declined in sympathy with Thailand's financial sector; and Tata Engineering and Locomotive Company (TELCO), India's largest vehicle manufacturer, which slumped on speculation concerning rising inventories and general market uncertainty. We significantly reduced the fund's position in Leader Universal Holdings and IFCT, but we continue to have confidence in TELCO, which has strong fundamentals and fared well relative to the broader Indian market.

Portfolio Composition

      As of January 31, 1997, 97.1% of the fund's total market value was invested in equities while 2.2% was in cash equivalents, with the remainder in other securities. The fund's five largest country exposures were Hong Kong (39.9%), Malaysia (13.5%), Singapore (10.1%), India (9.9%) and Indonesia (5.2%).
At the end of the period, the portfolio was overweighted relative to the Index in Hong Kong, India and South Korea, slightly underweighted in
--------------------------------------------------------------------------------

Letter to Shareholders
--------------------------------------------------------------------------------
Goldman Sachs Asia Growth Fund (continued)



--------------------------------------------------------------------------------

the Philippines, and significantly underweighted in Thailand, Singapore, Malaysia and Taiwan.

Additions in Real Estate and Security Services, Reductions in Several Existing Positions

      During the period, we added Hysan Development Company, a property investment company that owns a number of commercial and residential properties in Hong Kong and should be a beneficiary of rising rental prices, and Taiwan-Sogo Shinkong, a security services company that controls approximately 38% of the market in Taiwan and is expected to experience growing demand from residential clients. Other portfolio changes included the trimming of several positions in Hong Kong after they appreciated significantly and became more fully valued. These included Sun Hung Kai Properties, Henderson Land Development and HKR International Ltd.


   Top 10 Portfolio Holdings as of January 31, 1997
                                                        Percentage
                                        Line of          of Total
   Company               Country        Business        Net Assets
   HKR International     Hong Kong      Property           4.4%
     Ltd.

   Road Builder          Malaysia       Infrastructure     4.1%
     Malaysia Holdings
   Swire Pacific Ltd.    Hong Kong      Conglomerate       4.1%
   Metropolitan Bank     Philippines    Banking and        3.8%
     and Trust                            Finance
   Wing Hang Bank        Hong Kong      Banking and        3.9%
     Ltd.                                 Finance
   Henderson Land        Hong Kong      Property           3.7%
     Development
   HSBC Holdings PLC     Hong Kong      Banking and        3.5%
                                          Finance
   Hutchison             Hong Kong      Conglomerate       3.5%
     Whampoa
   Sun Hung Kai          Hong Kong      Property           3.5%
     Properties
   Commerce Asset-       Malaysia       Conglomerate       3.5%
     Holdings


Outlook

      In 1997, we expect export growth to strengthen, which should stimulate economies throughout the region. With most of the region's elections now over, the region should also benefit from greater political stability in 1997. Though the recent death of Deng Xiaoping may increase near-term volatility, we remain optimistic that the handover of Hong Kong to China will proceed smoothly, as it is in China's best interests to maintain Hong Kong's current economic success. We intend to increase the fund's weightings in Malaysia, the Philippines and Indonesia, markets that we expect to benefit from stable currencies and good economic fundamentals. In September 1996, the benchmark established a new weighting in Taiwan and doubled its weighting in Korea, and we are actively seeking investment opportunities in these countries. We continue to have a favorable view of India but are still cautious regarding Thailand and Singapore, where real estate overdevelopment may continue to hinder their respective markets for the near term.

      In general, we believe that Asian equities are attractively valued on a historical basis. We expect that economic growth in the region may slow somewhat to 5% to 7% annually, still approximately double versus the U.S., one of the world's most mature economies. Over time, we intend to broaden our emphasis from companies that tend to do well in the earliest stages of emerging economies to companies that we believe are poised to benefit most from the region's internal growth. These include new start-ups, consumer-related products and services, and infrastructure companies.

      On another front, we are pleased to announce that we have recently expanded our portfolio management team. Our new team members will focus primarily on real estate companies, conglomerates and cyclical industries, and they will enhance our ability to seek out companies with above-average growth potential.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      We appreciate your continued support in what has been a challenging period for the region and the fund. Going forward, we remain confident that the region continues to offer many attractive investment opportunities for investors with a long-term view.


/s/ Warwick M. Negus

Warwick M. Negus
Senior Portfolio Manager,
Asia Active Equity


/s/ Alice Lui

Alice Lui
Portfolio Manager,
Asia Active Equity


/s/ Ravi Shanker

Ravi Shanker
Portfolio Manager,
Asia Active Equity


/s/ Karma A. Wilson

Karma A. Wilson
Portfolio Manager,
Asia Active Equity

March 3, 1997

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Goldman Sachs Asia Growth Fund
January 31, 1997


--------------------------------------------------------------------------------

The following graphs show the value, as of January 31, 1997, of a $10,000 investment made (with and without the maximum sales charge of 5.5% and redemption charge of 5.0% for Class A and B, respectively) on the inception date of each class. For comparative purposes, the performance of the Fund's benchmark (the Morgan Stanley Capital International Combined Asia (ex Japan) Index ("MSCI Combined Asia-ex Japan")) is shown for the appropriate time periods. All performance data shown represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor's shares, when redeemed, to be worth more or less than their original cost.

                                    Class A

                          [LINE GRAPH APPEARS HERE]

                        GS Asia Growth        GS Asia Growth
                            Class A              Class A            MSCI
                        (w/sales charge)     (no sales charge)    Combined
                        ----------------     -----------------    --------
7/8/94                      $ 9,450               $10,000         $10,000
1/31/95                       8,934                 9,454           9,074
1/31/96                      11,300                11,958          11,129
1/31/97                      11,186                11,837          11,393

                                    Class B

                           [LINE GRAPH APPEARS HERE]

                          GS Asia Growth      GS Asia Growth
                              Class B             Class B           MSCI
                         (w/redemp. charge)  (no redemp. charge) Combined
                        -------------------  ------------------   --------
5/1/96                        $10,000             $10,000         $10,000
1/31/97                         9,398               8,928           9,750

                                 Institutional

                           [LINE GRAPH APPEARS HERE]

                                GS Asia Growth        MSCI
                                 Institutional      Combined
                                --------------      --------
2/2/96                             $10,000          $10,000
1/31/97                              9,891           10,206

                                 ----------------------------------------
                                         Average Annual Total Return
                                 ----------------------------------------
                                      One Year       Since Inception/(a)/
-------------------------------------------------------------------------
Class A, no sales charge               (1.01)%             6.78%
-------------------------------------------------------------------------
Class A, w/sales charge                (6.44)%            (4.46)%
-------------------------------------------------------------------------
Class B, no redemption charge            N/A              (6.02)%/(b)/
-------------------------------------------------------------------------
Class B, w/redemption charge             N/A             (10.72)%/(b)/
-------------------------------------------------------------------------
Institutional Class                      N/A              (1.09)%/(b)/
-------------------------------------------------------------------------

/(a)/ Class A, Class B and Institutional shares commenced operations July 8,
      1994, May 1, 1996 and February 2, 1996, respectively.
/(b)/ An aggregate total return (not annualized) is shown instead of an average annual total return since these classes have not completed a full twelve months of operations.

--------------------------------------------------------------------------------

Statement of Investments
--------------------------------------------------------------------
Goldman Sachs Asia Growth Fund
--------------------------------------------------------------------
January 31, 1997

--------------------------------------------------------------------

Shares         Description                                    Value
====================================================================
Common Stocks--96.0%
Hong Kong Dollar--39.9%

3,734,000      Asia Satellite Tel.*
               (Telecommunications)                   $   8,312,234
1,107,000      Henderson Land Development Co.
               (Recreational Services)                   10,250,000
7,947,440      HKR International Ltd.
               (Real Estate)                             12,358,582
2,731,000      Hong Kong Electric Holdings
               (Utility)                                  9,709,517
426,000        HSBC Holdings
               (Commercial Banks)                         9,867,983
1,305,000      Hutchison Whampoa
               (Conglomerates)                            9,851,916
2,513,000      Hysan Development
               (Utility)                                  9,145,257
9,735,666      JCG Holdings Ltd.
               (Financial Services)                       8,669,002
2,308,200      San Miguel Brewery Ltd.
               (Breweries)                                1,049,994
869,000        Sun Hung Kai Properties Co.
               (Real Estate)                              9,812,556
1,262,000      Swire Pacific Ltd. "A"
               (Transportation)                          11,603,755
2,316,500      Wing Hang Bank Ltd.
               (Financial Services)                      11,030,952
--------------------------------------------------------------------
                                                        111,661,748
--------------------------------------------------------------------
Indian Rupee--9.9%

235,000       Brook Bond Lipton India Ltd.
              (Food)                                     2,438,494
372,900       Colgate Palmolive
              (Conglomerates)                            2,613,421
259,600       Hindustan Lever Ltd.
              (Household Products)                       6,423,018
10,000        Larsen & Toubro Ltd.
              (Engineering)                                 65,272
143,500       Larsen & Toubro Ltd. GDR
              (Engineering)                              1,919,313
214,000       Larsen & Toubro LTD. GDS
              (Engineering)                              2,862,250
434,250       Mahindra & Mahindra Ltd.
              (Autos and Trucks)                         4,339,472
165,750       Mahindra & Mahindra GDR
              (Autos and Trucks)                         1,895,351
4,000         Niit Limited
              (Computers)                                   32,022
80,000        Tata Engineering & Locomotive Ltd.
              GDR (Engineering)                            786,000
446,600       Tata Engineering & Locomotive Ltd.
              GDS (Engineering)                          4,387,845
--------------------------------------------------------------------
                                                        27,762,458
--------------------------------------------------------------------
Indonesian Rupiah--5.2%

2,374,750     Indofoods Sukses Makmur - Foreign
              (Food)                                     5,245,031
2,346,000     PT Bank of Bali - Foreign
              (Banking)                                  5,675,011
2,613,000     PT Jaya Real Property - Foreign
              (Real Estate)                              3,627,640
--------------------------------------------------------------------
                                                        14,547,682
--------------------------------------------------------------------
Malaysian Ringgit--13.2%

1,217,000     Commerce Asset Holdings
              (Conglomerates)                            9,790,829
623,000       Leader Universal Holdings
              (Electronics)                              1,253,017
1,936,000     Road Builder Malaysia Holdings
              (Construction)                            11,603,540
941,000       Tenaga National Berhad
              (Utility)                                  4,504,385
1,081,000     United Engineers Malaysia Holdings
              (Construction)                             9,696,822
--------------------------------------------------------------------
                                                        36,848,593
--------------------------------------------------------------------
New Taiwan Dollar--2.5%

2,118,000     Taiwan Sogo Shinkong Securities
              (Financial Services)                       7,103,755
--------------------------------------------------------------------
Philippine Peso--4.6%
18,189,000    Centennial City Inc.
              (Real Estate)                              2,208,911
--------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

Statement of Investments
--------------------------------------------------------------------------------
Goldman Sachs Asia Growth Fund (continued)
January 31, 1997


--------------------------------------------------------------------------------

Shares         Description                                    Value
====================================================================
Common Stocks (continued)

Philippine Peso (continued)

393,454       Metropolitan Bank and Trust
              (Banking)                               $ 10,750,925
--------------------------------------------------------------------
                                                        12,959,836
--------------------------------------------------------------------
Singapore Dollar--9.9%

639,000       Overseas Union Bank - Foreign
              (Banking)                                  5,174,457
1,149,000     Singapore Land
              (Real Estate)                              6,937,420
383,000       Singapore Press Holdings - Foreign
              (Printing & Publishing)                    7,671,970
2,195,000     Straits Steamship Land
              (Conglomerates)                            7,795,852
--------------------------------------------------------------------
                                                        27,579,699
--------------------------------------------------------------------
South Korean Won--3.8%

168,920       Korea Mobile Telecommunications
              Corp. ADR*  (Telecommunications)           2,512,685
4,759         Korea Mobile Telecommunications
              Corp. (Telecommunications)                 5,228,904
7,132         Samsung Fire & Marine Insurance
              (Insurance)                                2,982,743
--------------------------------------------------------------------
                                                        10,724,332
--------------------------------------------------------------------
Thai Baht--3.9%

723,800       Electricity Generating Public Co.
              (Utility)                                  1,815,785
758,100       Electricity Generating Public Co.
              Foreign(Utility)                           1,843,315
1,989,000     Industrial Finance Corp - Foreign
              (Financial Services)                       5,220,069
425,000       Jasmine International Co. - Foreign
              (Diversified)                                602,808
1,617,500     Thai Telephone & Telecom Corp. -
              Foreign (Telecommunications)               1,326,587
--------------------------------------------------------------------
                                                        10,808,564
--------------------------------------------------------------------
United States Dollar--3.1%

387,000       Korea Electric Power Corp. ADR*
              (Utilities)                                8,562,375
--------------------------------------------------------------------
Total Common Stocks
  (Cost $237,846,163)                                 $268,559,042
====================================================================
Rights & Warrants*--0.3%

Singapore Dollar--0.2%

    356,750  Straits Steamship Land, exp. 12/12/00
             (Conglomerate)- warrants                      494,149

Thai Baht--0.1%

    808,750  Thai Telephone & Telecom Corp., exp.
             03/07/97 (Telecommunications)-rights          351,155
--------------------------------------------------------------------
Total Rights & Warrants
  (Cost $287,980)                                     $    845,304
====================================================================
Principal
Amount       Description                                     Value
====================================================================
Corporate Bonds--0.3%

Malaysian Ringitt--0.3%

MYR          United Engineers Malaysia
1,024,000    (Construction) 4.00%, 05/22/99           $    848,528
--------------------------------------------------------------------
Total Corporate Bonds
   (Cost $521,580)                                    $    848,528
====================================================================
Short-Term Obligations--2.2%
$ 6,200,104  State Street Bank & Trust Euro-Time
             Deposit, 5.50%, 02/03/97                 $  6,200,104
--------------------------------------------------------------------
Total Short-Term Obligations
   (Cost $6,200,104)                                  $  6,200,104
====================================================================
Total Investments
   (Cost $244,855,827)/(a)/                           $276,452,978
====================================================================
Federal Income Tax Information:

   Gross unrealized gain for investments in
      which value exceeds cost                        $ 45,982,425
   Gross unrealized loss for investments in
      which cost exceeds value                         (14,998,273)
====================================================================
   Net unrealized gain                                $ 30,984,152
====================================================================

  *  Non-income producing security.
/(a)/The aggregate cost for federal income tax purposes is $244,890,862.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.
--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------
Common Stock, Rights, Warrants, and Corporate Bond Industry
   Concentrations
====================================================================
Autos and Trucks                                               2.2%
Banking                                                        7.8%
Breweries                                                      0.4%
Commercial Banks                                               3.5%
Conglomerates                                                 10.9%
Construction                                                   7.9%
Diversified                                                    0.2%
Electronics                                                    0.4%
Engineering                                                    3.6%
Financial Services                                            11.5%
Food                                                           2.7%
Household Products                                             2.3%
Insurance                                                      1.1%
Printing & Publishing                                          2.7%
Real Estate                                                   12.5%
Recreational Services                                          3.7%
Telecommunications                                             6.3%
Transportation                                                 4.1%
Utilities                                                     12.8%
--------------------------------------------------------------------
Total Common Stock, Rights, Warrants, and
   Corporate Bonds                                            96.6%
====================================================================

--------------------------------------------------------------------------------

Goldman Sachs Equity Portfolios, Inc.
-------------------------------------------------------------------------------
Statements of Assets and Liabilities
January 31, 1997

-------------------------------------------------------------------------------


                                                                                     Goldman Sachs                 Goldman Sachs
                                                                                       Balanced                    Select Equity
                                                                                         Fund                          Fund
                                                                                    ===============================================
Assets:
Investments in securities, at value (identified cost $80,718,346, $302,169,999,
   $513,612,707, $679,366,240, $213,003,477, $549,757,598 and $244,855,827,
   respectively)                                                                       $89,222,318                 $393,263,171
Cash, at value                                                                              13,884                        9,802
Receivables:
   Investment securities sold                                                            3,947,652                           --
   Forward foreign currency exchange contracts                                               6,692                           --
   Fund shares sold                                                                        565,860                    3,095,601
   Dividends and interest, at value                                                        451,554                      387,080
   Variation margin                                                                         10,928                       95,387
Deferred organization expenses, net                                                         36,173                            --
Other assets                                                                                97,786                        8,495
-----------------------------------------------------------------------------------------------------------------------------------
Total assets                                                                            94,352,847                  396,859,536
-----------------------------------------------------------------------------------------------------------------------------------
Liabilities:
Payables:
   Investment securities purchased                                                       9,690,219                           --
   Forward foreign currency exchange contracts                                                  --                           --
   Fund shares repurchased                                                                  44,298                      548,016
   Amounts owed to affiliates                                                               97,949                      388,699
Covered securities sold short (cash received, $936,984)                                    938,808                           --
Accrued expenses and other liabilities                                                      61,446                       89,126
-----------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                                       10,832,720                    1,025,841
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets:
Paid-in capital                                                                         73,750,866                  300,246,199
Accumulated undistributed (distributions in excess of) net investment income               180,204                           --
   (loss)
Accumulated undistributed (distributions in excess of) net realized gain (loss)
   on investment, option and futures transactions                                          977,487                    4,402,524
Accumulated net realized foreign currency gain (loss)                                       12,575                           --
Net unrealized gain on investments, options and futures                                  8,611,563                   91,184,972
Net unrealized loss on translation of assets and liabilities denominated in
   foreign currencies                                                                      (12,568)                          --
-----------------------------------------------------------------------------------------------------------------------------------
Net assets                                                                             $83,520,127                 $395,833,695
===================================================================================================================================
                                                                      Class A        Class B          Class A       Class B
                                                                    ------------   --------------   -------------  ------------
 Total shares of beneficial interest outstanding, $.001 par
   value (100,000,000 and 25,000,000 shares authorized for
   each Class A and B, respectively)                                  4,336,101          112,660      9,688,806        744,222
Net asset and Class A redemption value per share (a)                     $18.78           $18.73         $23.32         $23.18
Maximum public offering price per share (Class A NAV x
   1.0582)                                                               $19.87           $18.73         $24.68         $23.18
                                                                  Institutional      Service      Institutional     Service
                                                                    ------------   --------------   -------------  ------------
 Total shares of beneficial interest outstanding, $.001 par
   value (50,000,000 shares per each class authorized)                       --               --      6,351,958        157,464
Net asset value, offering and redemption price per share                     --               --         $23.44         $23.27
===============================================================================================================================
(a) At redemption, Class B shares are subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.
===============================================================================================================================

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
    Goldman Sachs             Goldman Sachs             Goldman Sachs               Goldman Sachs                Goldman Sachs
  Growth and Income          Capital Growth            Small Cap Equity          International Equity             Asia Growth
         Fund                     Fund                       Fund                       Fund                          Fund
==================================================================================================================================
    $638,954,258               $932,041,765              $217,608,994                $627,524,320                  $276,452,978
          59,158                     94,994                    30,728                   1,735,366                     1,060,177

       1,632,491                  1,390,277                 4,392,159                     959,642                     3,093,623
              --                         --                        --                   2,684,757                            --
       4,847,992                  1,524,356                   820,288                   4,794,141                       685,136
         572,159                    706,624                    85,173                     440,308                       262,880
              --                         --                        --                          --                            --
          19,321                         --                    13,467                      14,573                        77,113
          14,043                     16,281                     2,597                      10,188                           770
----------------------------------------------------------------------------------------------------------------------------------
     646,099,422                935,774,297               222,953,406                 638,163,295                   281,632,677
----------------------------------------------------------------------------------------------------------------------------------

       9,130,091                  9,797,231                 6,585,828                   8,912,558                            --
              --                         --                        --                   3,434,535                         1,495
         414,917                    850,523                   165,072                     198,616                       694,794
         716,432                  1,160,456                   345,810                     833,473                       400,444
              --                         --                        --                          --                            --
          21,990                     99,060                   121,890                     255,084                       846,340
----------------------------------------------------------------------------------------------------------------------------------
      10,283,430                 11,907,270                 7,218,600                  13,634,266                     1,943,073
----------------------------------------------------------------------------------------------------------------------------------
     492,994,560                657,200,330               203,743,684                 542,859,953                   266,426,371
        (193,256)                  (275,552)                       --                     (25,666)                   (1,316,323)

      17,673,137                 14,266,724                 7,385,605                   2,530,732                   (16,027,669)
              --                         --                        --                    (917,847)                     (411,919)
     125,341,551                252,675,525                 4,605,517                 112,491,393                    33,014,375

              --                         --                        --                 (32,409,536)                   (1,995,231)
----------------------------------------------------------------------------------------------------------------------------------
    $635,815,992               $923,867,027              $215,734,806                $624,529,029                  $279,689,604
==================================================================================================================================
   Class A     Class B       Class A     Class B      Class A       Class B        Class A     Class B       Class A      Class B
------------- ----------  ------------- ----------  ------------ ------------   ------------ -----------  ------------ -----------
   26,534,286    751,089     55,021,724    193,240    10,140,493     176,544      27,765,580     997,807    16,122,122    206,387
       $23.18     $23.10         $16.73     $16.67        $20.91      $20.80          $19.32      $19.24        $16.31     $16.24
       $24.53     $23.10         $17.70     $16.67        $22.13      $20.80          $20.44      $19.24        $17.26     $16.24
Institutional   Service   Institutional  Service    Institutional   Service     Institutional    Service   Institutional  Service
------------- ----------  ------------- ----------  ------------- ------------  -------------  ----------- ------------- ---------
        8,321    136,977             --         --            --          --       3,524,169      34,830       815,499         --
       $23.19     $23.17             --         --            --          --          $19.40      $19.34        $16.33         --
==================================================================================================================================

--------------------------------------------------------------------------------

Goldman Sachs Equity Portfolios, Inc.
--------------------------------------------------------------------------------
Statements of Operations
For the Year Ended January 31, 1997

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                Goldman Sachs    Goldman Sachs
                                                                                                  Balanced       Select Equity
                                                                                                    Fund             Fund
                                                                                               ===================================
Investment income:
Dividends /(a)/                                                                                $    838,092       $   5,629,026
Interest /(b)/                                                                                    2,107,288             541,011
----------------------------------------------------------------------------------------------------------------------------------
Total income                                                                                      2,945,380           6,170,037
----------------------------------------------------------------------------------------------------------------------------------
Expenses: /(c)/
Investment advisory fees                                                                            309,372           1,413,035
Administration fees                                                                                  92,811             706,517
Distribution fees                                                                                   157,253             468,965
Authorized dealer service fees                                                                      154,686             444,626
Custodian fees                                                                                       93,352              95,947
Transfer agent fees                                                                                 148,576             319,246
Professional Fees                                                                                    71,598              74,319
Amortization of deferred organization expenses                                                       13,468               9,549
Director fees                                                                                         1,171               2,728
Other                                                                                                53,077              96,414
----------------------------------------------------------------------------------------------------------------------------------
Total expenses                                                                                    1,095,364           3,631,346
Less--expenses reimbursed and fees waived by Goldman Sachs                                         (472,758)           (626,188)
----------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                                                        622,606           3,005,158
----------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                                      2,322,774           3,164,879
----------------------------------------------------------------------------------------------------------------------------------
Realized and unrealized gain (loss) on investment, option, futures and foreign currency transactions:
Net realized gain (loss) from:
   Investment transactions                                                                        3,811,127          14,386,845
   Options written                                                                                   (2,680)                 --
   Futures transactions                                                                             148,013             645,873
   Foreign currency related transactions                                                             12,575                  --
Net change in unrealized gain (loss) on:
   Investments                                                                                    5,008,557          49,393,370
   Futures                                                                                           14,475              67,175
   Translation of assets and liabilities denominated in foreign currencies                          (12,568)                 --
----------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment, option, futures and foreign currency
   transactions                                                                                   8,979,499          64,493,263
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                                $ 11,302,273       $  67,658,142
==================================================================================================================================

/(a)/ For the Balanced, Select Equity, Growth and Income, Capital Growth, Small
      Cap Equity, International Equity and Asia Growth Funds, taxes withheld on dividends were $1,496, $42,274, $23,285, $53,869, $4,211, $900,877 and
      $372,334, respectively.
/(b)/ For the Balanced Fund, taxes withheld on interest were $969.
/(c)/ Certain expenses reflected in the above statement of operations are incurred on a class specific basis.

--------------------------------------------------------------------------------
  The accompanying notes are an integral part of these financial statements.

                                                                                         ---------------------------------------
                                                                                             Goldman Sachs       Goldman Sachs
                                                                                           Growth and Income    Capital Growth
                                                                                                  Fund               Fund
                                                                                         ========================================
Investment income:
Dividends /(a)/                                                                               $ 13,008,785        $ 14,748,431
Interest /(b)/                                                                                   1,235,823           2,802,840
---------------------------------------------------------------------------------------------------------------------------------
Total income                                                                                    14,244,608          17,551,271
---------------------------------------------------------------------------------------------------------------------------------
Expenses: /(c)/
Investment advisory fees                                                                         2,782,464           6,522,949
Administration fees                                                                                758,854           2,174,316
Distribution fees                                                                                1,280,332           2,179,405
Authorized dealer service fees                                                                   1,261,615           2,174,316
Custodian fees                                                                                     102,394             129,556
Transfer agent fees                                                                                871,030             908,310
Professional Fees                                                                                   75,891              74,529
Amortization of deferred organization expenses                                                      19,164                  --
Director fees                                                                                        6,744              13,973
Other                                                                                              144,279             208,397
----------------------------------------------------------------------------------------------------------------------------------
Total expenses                                                                                   7,302,767          14,385,751
Less--expenses reimbursed and fees waived by Goldman Sachs                                      (1,113,014)         (2,171,272)
----------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                                                     6,189,753          12,213,979
----------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                                     8,054,855           5,337,292
----------------------------------------------------------------------------------------------------------------------------------
Realized and unrealized gain (loss) on investment, option, futures and foreign currency transactions:
Net realized gain (loss) from:
   Investment transactions                                                                      58,221,421          53,687,297
   Options written                                                                                 (37,206)                 --
   Futures transactions                                                                             45,994                  --
   Foreign currency related transactions                                                                --                  --
Net change in unrealized gain (loss) on:
   Investments                                                                                  67,575,111         145,350,120
   Futures                                                                                              --                  --
   Translation of assets and liabilities denominated in foreign currencies                              --                  --
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment, option, futures and foreign curren
   transactions                                                                                125,805,320         199,037,417
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                               $133,860,175        $204,374,709
====================================================================================================================================
                                                                                         -------------------------------------------
                                                                                           Goldman Sachs           Goldman Sachs
                                                                                          Small Cap Equity      International Equity
                                                                                                Fund                    Fund
                                                                                         ===========================================
Investment income:
Dividends /(a)/                                                                              $   968,945              $ 5,944,299
Interest /(b)/                                                                                   896,528                1,533,039
------------------------------------------------------------------------------------------------------------------------------------
Total income                                                                                   1,865,473                7,477,338
------------------------------------------------------------------------------------------------------------------------------------
Expenses: /(c)/
Investment advisory fees                                                                       1,598,027                3,478,689
Administration fees                                                                              532,676                1,159,514
Distribution fees                                                                                538,657                1,115,919
Authorized dealer service fees                                                                   532,676                1,086,488
Custodian fees                                                                                    63,636                  786,004
Transfer agent fees                                                                              511,883                  586,243
Professional Fees                                                                                 72,844                   84,162
Amortization of deferred organization expenses                                                    18,742                   17,603
Director fees                                                                                      3,842                    5,519
Other                                                                                             73,764                  229,722
------------------------------------------------------------------------------------------------------------------------------------
Total expenses                                                                                 3,946,747                8,549,863
Less--expenses reimbursed and fees waived by Goldman Sachs                                      (529,684)                (829,788)
------------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                                                   3,417,063                7,720,075
------------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                                  (1,551,590)                (242,737)
------------------------------------------------------------------------------------------------------------------------------------
Realized and unrealized gain (loss) on investment, option, futures and foreign currency transactions:
Net realized gain (loss) from:
   Investment transactions                                                                    29,166,218               16,714,697
   Options written                                                                              (398,365)                      --
   Futures transactions                                                                               --                       --
   Foreign currency related transactions                                                              --                  146,694
Net change in unrealized gain (loss) on:
   Investments                                                                                22,913,571               60,236,901
   Futures                                                                                            --                       --
   Translation of assets and liabilities denominated in foreign currencies                            --              (28,245,657)
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment, option, futures and foreign
   currency transactions                                                                      51,681,424               48,852,635
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                              $50,129,834              $48,609,898
====================================================================================================================================
                                                                                         -----------------
                                                                                           Goldman Sachs
                                                                                            Asia Growth
                                                                                               Fund
                                                                                         ==================
Investment income:
Dividends /(a)/                                                                                $ 4,216,521
Interest /(b)/                                                                                     716,243
-----------------------------------------------------------------------------------------------------------
Total income                                                                                     4,932,764
-----------------------------------------------------------------------------------------------------------
Expenses: /(c)/
Investment advisory fees                                                                         1,937,658
Administration fees                                                                                645,897
Distribution fees                                                                                  636,953
Authorized dealer service fees                                                                     630,134
Custodian fees                                                                                     499,487
Transfer agent fees                                                                                385,114
Professional Fees                                                                                   84,316
Amortization of deferred organization expenses                                                      31,711
Director fees                                                                                        3,496
Other                                                                                               51,032
-----------------------------------------------------------------------------------------------------------
Total expenses                                                                                   4,905,798
Less--expenses reimbursed and fees waived by Goldman Sachs                                        (511,880)
-----------------------------------------------------------------------------------------------------------
Net expenses                                                                                     4,393,918
-----------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                                       538,846
-----------------------------------------------------------------------------------------------------------
Realized and unrealized gain (loss) on investment, option, futures and foreign currency transactions:
Net realized gain (loss) from:
   Investment transactions                                                                      (7,294,240)
   Options written                                                                                      --
   Futures transactions                                                                           (141,910)
   Foreign currency related transactions                                                        (1,099,538)
Net change in unrealized gain (loss) on:
   Investments                                                                                   5,823,115
   Futures                                                                                              --
   Translation of assets and liabilities denominated in foreign currencies                        (599,549)
-----------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment, option, futures and foreign
   currency transactions                                                                        (3,312,122)
-----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                                $(2,773,276)
===========================================================================================================

--------------------------------------------------------------------------------

Goldman Sachs Equity Portfolios, Inc.
-------------------------------------------------------------------------------
Statements of Changes in Net Assets
For the Year Ended January 31, 1997

--------------------------------------------------------------------------------

                                                                                     Goldman Sachs                 Goldman Sachs
                                                                                       Balanced                    Select Equity
                                                                                         Fund                          Fund
                                                                                    ===============================================
From operations:
Net investment income (loss)                                                          $  2,322,774                $   3,164,879
Net realized gain (loss) on investment, option and futures transactions                  3,956,460                   15,032,718
Net realized gain (loss) on foreign currency related transactions                           12,575                           --
Net change in unrealized gain (loss) on investments, options and futures                 5,023,032                   49,460,545
Net change in unrealized loss on translation of assets and liabilities
   denominated in foreign currencies                                                       (12,568)                          --
-----------------------------------------------------------------------------------------------------------------------------------


Net increase (decrease) in net assets resulting from operations                         11,302,273                   67,658,142
-----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
From net investment income
    Class A shares                                                                      (2,259,972)                  (1,515,575)
    Class B shares                                                                         (13,466)                      (4,750)
    Institutional shares                                                                        --                   (1,606,175)
    Service shares                                                                              --                       (6,666)
In excess of net investment income
    Class A shares                                                                          (7,504)                           --
    Class B shares                                                                              --                      (118,421)
    Institutional shares                                                                        --                       (34,205)
    Service shares                                                                              --                       (16,030)
From net realized gain on investment, option and futures transactions
    Class A shares                                                                      (3,654,841)                  (7,174,235)
    Class B shares                                                                         (77,400)                    (440,131)
    Institutional shares                                                                        --                   (4,675,726)
    Service shares                                                                              --                      (68,472)
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders                                                     (6,013,183)                 (15,660,386)
 -----------------------------------------------------------------------------------------------------------------------------------
From share transactions:
Net proceeds from sales of shares                                                       29,174,047                  167,209,718
Reinvestment of dividends and distributions                                              5,694,651                   14,904,237
Cost of shares repurchased                                                              (7,565,668)                 (32,152,494)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from share transactions                 27,303,030                  149,961,461
-----------------------------------------------------------------------------------------------------------------------------------
Total increase                                                                          32,592,120                  201,959,217

Net assets:
Beginning of year                                                                       50,928,007                  193,874,478
===================================================================================================================================
End of year                                                                           $ 83,520,127                $ 395,833,695
===================================================================================================================================
Accumulated undistributed (distributions in excess of) net investment income          $    180,204                $          --
===================================================================================================================================

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

----------------------------------------------------------------------------------------------------------------------------------

Goldman Sachs Equity Portfolios, Inc.
----------------------------------------------------------------------------------------------------------------------------------
                                                                                Goldman Sachs       Goldman Sachs   Goldman Sachs
Statements of Changes in Net Assets                                           Growth and Income    Capital Growth     Small Cap
For the Year Ended January 31, 1997                                                 Fund                Fund         Equity Fund
                                                                              ====================================================
From operations:
Net investment income (loss)                                                     $  8,054,855        $   5,337,292   $  (1,551,590
Net realized gain (loss) on investment, option and futures transactions            58,230,209           53,687,297      28,767,853
Net realized gain (loss) on foreign currency related transactions                          --                   --              --
Net change in unrealized gain (loss) on investments, options and futures           67,575,111          145,350,120      22,913,571
Net change in unrealized loss on translation of assets and liabilities
   denominated in foreign currencies                                                       --                   --              --
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                   133,860,175          204,374,709      50,129,834
----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
From net investment income
    Class A shares                                                                 (8,111,894)          (5,948,617)             --
    Class B shares                                                                     (5,818)                  --              --
    Institutional shares                                                                 (494)                  --              --
    Service shares                                                                    (11,500)                  --              --
In excess of net investment income
    Class A shares                                                                   (135,533)            (258,749)             --
    Class B shares                                                                    (48,273)             (12,838)             --
    Institutional shares                                                                 (380)                  --
    Service shares                                                                     (9,070)                  --              --
From net realized gain on investment, option and futures transactions
    Class A shares                                                                (46,442,616)         (91,862,169)    (10,210,264)
    Class B shares                                                                   (754,312)            (179,327)       (149,626)
    Institutional shares                                                               (9,971)                  --              --
    Service shares                                                                   (255,610)                  --              --
----------------------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders                                               (55,785,471)         (98,261,700)    (10,359,890)
----------------------------------------------------------------------------------------------------------------------------------
From share transactions:
Net proceeds from sales of shares                                                 140,362,846           76,008,897      56,119,213
Reinvestment of dividends and distributions                                        53,352,809           90,088,874       9,876,571
Cost of shares repurchased                                                        (72,730,939)        (229,399,817)    (95,024,895)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from share transactions           120,984,716          (63,302,046)    (29,029,111)
----------------------------------------------------------------------------------------------------------------------------------
Total increase                                                                    199,059,420           42,810,963      10,740,833

Net Asssets:
Beginning of Year                                                                 436,756,572          881,056,064     204,993,973
==================================================================================================================================
End of Year                                                                      $635,815,992        $923,867,027    $ 215,734,806
==================================================================================================================================
Accumulated distributed (distributions in excess investment income)              $   (193,256)       $    (275,552)  $          --
==================================================================================================================================


                                                                              -----------------------------------------------------
Statements of Changes in Net Assets                                                  Goldman Sachs                Goldman Sachs
For the Year Ended January 31, 1997                                                  International                 Asia Growth
                                                                                      Equity Fund                     Fund
                                                                              ====================================================
From operations:
Net investment income (loss)                                                          $    (242,737)               $     538,846
Net realized gain (loss) on investment, option and futures transactions                  16,714,697                   (7,436,150)
Net realized gain (loss) on foreign currency related transactions                           146,694                   (1,099,538)
Net change in unrealized gain (loss) on investments, options and futures                 60,236,901                    5,823,115
Net change in unrealized loss on translation of assets and liabilities
   denominated in foreign currencies                                                    (28,245,657)                    (599,549)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                          48,609,898                   (2,773,276)
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
From net investment income
    Class A shares                                                                               --                     (206,784)
    Class B shares                                                                               --                           --
    Institutional shares                                                                   (106,712)                          --
    Service shares                                                                               --                           --
In excess of net investment income
    Class A shares                                                                               --                           --
    Class B shares                                                                               --                       (5,064)
    Institutional shares                                                                         --                      (83,075)
    Service shares                                                                               --                           --
From net realized gain on investment, option and futures transactions
    Class A shares                                                                       (5,358,559)                          --
    Class B shares                                                                         (159,717)                          --
    Institutional shares                                                                   (689,171)                          --
    Service shares                                                                           (3,947)                          --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders                                                      (6,318,106)                    (294,923)
------------------------------------------------------------------------------------------------------------------------------------
From share transactions:
Net proceeds from sales of shares                                                       321,475,961                  144,448,826
Reinvestment of dividends and distributions                                               5,481,492                      221,279
Cost of shares repurchased                                                              (75,580,037)                 (67,451,011)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from share transactions                 251,377,416                   77,219,094
----------------------------------------------------------------------------------------------------------------------------------
Total increase
Net assets:                                                                             293,669,208                   74,150,895

Beginning of year                                                                       330,859,821                  205,538,709
===================================================================================================================================
End of year                                                                            $624,529,029                 $279,689,604
====================================================================================================================================
Accumulated undistributed (distributions in excess of) net investment income           $    (25,666)                $ (1,316,323)
===================================================================================================================================

Goldman Sachs Equity Portfolios, Inc.
--------------------------------------------------------------------------------
Statements of Changes in Net Assets
For the Year Ended January 31, 1996

--------------------------------------------------------------------------------

                                                                                     Goldman Sachs                 Goldman Sach
                                                                                       Balanced                    Select Equity
                                                                                         Fund                          Fund
                                                                                    ==============================================
From operations:
Net investment income (loss)                                                          $  1,083,645                $   1,518,160
Net realized gain (loss) on investment, option and futures transactions                  1,715,887                    4,687,943
Net realized gain on foreign currency related transactions                                      --                           --
Net change in unrealized gain on investments, options and futures                        3,518,420                   37,068,509
Net change in unrealized loss on translation of assets and liabilities
   denominated in foreign currencies                                                            --                           --
----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                     6,317,952                   43,274,612
----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
From net investment income                                                                (991,655)                  (1,610,216)
In excess of net investment income                                                              --                           --
From net realized gain on investment, option and futures transactions                     (962,754)                  (3,527,188)
----------------------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders                                                     (1,954,409)                  (5,137,404)
----------------------------------------------------------------------------------------------------------------------------------
From share transactions:
Net proceeds from sales of shares                                                       41,736,040                  102,149,318
Reinvestment of dividends and distributions                                              1,802,563                    4,880,575
Cost of shares repurchased                                                              (4,483,707)                 (46,260,132)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from share transactions                 39,054,896                   60,769,761
----------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease)                                                               43,418,439                   98,906,969

Net assets:
Beginning of year                                                                        7,509,568                   94,967,509
==================================================================================================================================
End of year                                                                           $ 50,928,007                $ 193,874,478
==================================================================================================================================
Accumulated undistributed (distributions in excess of) net investment income          $    125,304                $      86,854
==================================================================================================================================
Summary of share transactions:
===================================================================================================================================
                                                                                         Class A       Class A      Institutional
                                                                                     -------------- --------------  --------------
Shares sold                                                                             2,578,356     2,479,285      3,220,915
Reinvestment of dividends and distributions                                               108,023       161,481         97,993
Shares repurchased                                                                       (271,753)   (2,578,247)       (30,492)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in shares outstanding                                           2,414,626        62,519      3,288,416
==================================================================================================================================


--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

---------------------------------------------------------------------------------------------------------------------------------





---------------------------------------------------------------------------------------------------------------------------------
     Goldman Sachs             Goldman Sachs              Goldman Sachs             Goldman Sachs                Goldman Sachs
   Growth and Income          Capital Growth                Small Cap               International                 Asia Growth
         Fund                      Fund                    Equity Fund               Equity Fund                     Fund
=================================================================================================================================

    $  5,307,925               $    6,032,534             $   (1,717,759)           $     725,369                $   1,643,482
      18,815,320                  188,790,639                 (5,033,599)              (8,757,936)                  (5,766,395)
              --                           --                         --               21,213,851                      416,433
      58,081,439                   53,559,848                 30,594,034               69,834,990                   42,480,420
              --                           --                         --              (12,612,130)                  (1,710,833)
--------------------------------------------------------------------------------------------------------------------------------
      82,204,684                  248,383,021                 23,842,676               70,404,144                   37,063,107
---------------------------------------------------------------------------------------------------------------------------------

      (5,300,032)                  (6,289,354)                        --               (9,491,864)                  (1,787,451)
              --                          --                          --                       --                   (1,657,672)
     (11,998,907)                (139,713,660)                  (161,357)             (14,089,155)                          --
---------------------------------------------------------------------------------------------------------------------------------
     (17,298,939)                (146,003,014)                  (161,357)             (23,581,019)                  (3,445,123)
---------------------------------------------------------------------------------------------------------------------------------

     199,623,973                  144,529,476                 56,891,181               85,900,104                   88,560,430
      16,219,024                  131,979,456                    149,801               21,651,092                    2,951,847
     (37,764,413)                (359,937,680)              (195,215,538)             (98,600,969)                 (43,889,831)
---------------------------------------------------------------------------------------------------------------------------------
     178,078,584                  (83,428,748)              (138,174,556)               8,950,227                   47,622,446
---------------------------------------------------------------------------------------------------------------------------------
     242,984,329                   18,951,259               (114,493,237)              55,773,352                   81,240,430

     193,772,243                  862,104,805                319,487,210              275,086,469                  124,298,279
=================================================================================================================================
    $436,756,572               $  881,056,064             $  204,993,973            $ 330,859,821                $ 205,538,709
=================================================================================================================================
    $     56,087               $      607,360             $           --            $     227,683                $  (1,630,536)
=================================================================================================================================

      Class A                     Class A                    Class A                   Class A                      Class A
    -------------              ---------------            ---------------           --------------               --------------
      10,766,604                    9,130,715                  3,285,739                5,082,572                    5,830,049
         848,870                    9,145,811                      8,585                1,286,112                      197,978
      (2,027,335)                 (22,215,374)               (11,228,873)              (6,067,690)                  (2,898,305)
---------------------------------------------------------------------------------------------------------------------------------
       9,588,139                   (3,938,848)                (7,934,549)                 300,994                    3,129,722
=================================================================================================================================
--------------------------------------------------------------------   ----------------------------------------------------------

Goldman Sachs Equity Portfolios, Inc.
--------------------------------------------------------------------------------
Notes to Financial Statements
January 31, 1997


--------------------------------------------------------------------------------
1.  Organization

Goldman Sachs Equity Portfolios, Inc. (the "Company") is a Maryland corporation registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. Included in this report are the financial statements for the Goldman Sachs Balanced Fund ("Balanced Fund"), Goldman Sachs Select Equity Fund ("Select Equity Fund"), Goldman Sachs Growth and Income Fund ("Growth and Income Fund"), Goldman Sachs Capital Growth Fund ("Capital Growth Fund"), Goldman Sachs Small Cap Equity Fund ("Small Cap Equity Fund"), Goldman Sachs International Equity Fund ("International Equity Fund") and Goldman Sachs Asia Growth Fund ("Asia Growth Fund"), collectively, "the Funds." The Select Equity, Growth and Income, International Equity and Asia Growth Funds offer four classes of shares - Class A, Class B, Institutional and Service. The Balanced, Capital Growth and Small Cap Equity Funds offer two classes of shares - Class A and Class B.

2.  Significant Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Company. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts.

A.  Investment Valuation
------------------------

Investments in securities traded on a U.S. or foreign securities exchange or the NASDAQ system are valued daily at their last sale or closing price on the principal exchange on which they are traded or NASDAQ. If no sale occurs, securities traded on a U.S. exchange or NASDAQ are valued at the mean between the closing bid and asked price, and securities traded on a foreign exchange will be valued at the official bid price. Unlisted equity and debt securities for which market quotations are available are valued at the mean between the most recent bid and asked prices. Debt securities are valued at prices supplied by an independent pricing service, which reflect broker/dealer-supplied valuations and matrix pricing systems. Short-term debt obligations maturing in sixty days or less are valued at amortized cost. Restricted securities, and other securities for which quotations are not readily available, are valued at fair value using methods approved by the Board of Directors of the Company.

B.  Securities Transactions and Investment Income
-------------------------------------------------

Securities transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified-cost basis. Dividend income is recorded on the ex-dividend date. Dividends for which the Funds have the choice to receive either cash or stock are recognized as investment income in an amount equal to the cash dividend. This amount is also used as an estimate of the fair value of the stock received. Interest income is determined on the basis of interest accrued, premium amortized and discount earned with the exception of the Balanced Fund which does not amortize premiums. In addition, it is the Funds' policy to accrue for estimated capital gains taxes on foreign securities held by the Funds subject to such taxes.

C.  Mortgage Dollar Rolls
-------------------------

The Balanced Fund may enter into mortgage "dollar rolls" in which the Fund sells securities in the current month for delivery and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. For financial reporting and tax reporting purposes, the Fund treats mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale.

D.  Foreign Currency Translations
---------------------------------

The books and records of the Company are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valuations, other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based on current exchange rates; (ii) purchases and sales of foreign investments,
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
income and expenses are converted into U.S. dollars based on currency exchange rates prevailing on the respective dates of such transactions.

    Net realized and unrealized gain (loss) on foreign currency transactions will represent: (i) foreign exchange gains and losses from the sale and holdings of foreign currencies and investments; (ii) gains and losses between trade date and settlement date on investment securities transactions and forward exchange contracts; and (iii) gains and losses from the difference between amounts of dividends and interest recorded and the amounts actually received.

E.  Forward Foreign Currency Exchange Contracts
-----------------------------------------------

Certain of the Funds are authorized to enter into forward foreign currency exchange contracts for the purchase of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. The International Equity and Asia Growth Funds may enter into such contracts to seek to increase total return. All commitments are "marked-to-market" daily at the applicable translation rates and any resulting unrealized gains or losses are recorded in the funds' financial statements. The Funds record realized gains or losses at the time the forward contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

F.  Short Securities Positions
------------------------------

The Funds (other than the Select Equity Fund) may enter into covered short sales. Short securities positions are accounted for at cost and subsequently marked to market to reflect the current market value of the position. The market value of the short position is recorded as a liability on the fund's records and any difference between this market value and cash received is reported as unrealized gain or loss. Gains and losses are realized when a short

--------------------------------------------------------------------------------
position is closed out by delivering securities back to the broker.

At January 31, 1997, the Balanced Fund had the following covered short positions open:

-------------------------------------------------------------------------------
                                                Short Position

Issuer                                 Par Value              Market Value
---------------------------          ---------------       --------------------
FNMA TBA 15-Year                          $900,000                 $938,808
-------------------------------------------------------------------------------

G.  Federal Taxes
-----------------

It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of their investment company taxable income and capital gains to their shareholders. Accordingly, no federal tax provisions are required. The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of the Funds' distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from capital, depending on the type of book/tax differences that may exist as well as timing differences associated with having different book and tax year ends.

    Asia Growth Fund had approximately $184,000, $5,487,000 and $9,825,000 at January 31, 1997 of capital loss carryforward expiring in 2002, 2003 and 2004 for federal tax purposes. These amounts are available to be carried forward to offset future capital gains to the extent permitted by applicable laws or regulations.

H.  Deferred Organization Expenses
----------------------------------

Organization-related costs are being amortized on a straight-line basis over a period of five years.

I.  Expenses
------------

Expenses incurred by the Company which do not specifically relate to an individual fund of the Company are allocated to the Funds based on each Fund's relative
--------------------------------------------------------------------------------

Goldman Sachs Equity Portfolios, Inc.
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
January 31, 1997


--------------------------------------------------------------------------------
average net assets for the period.

    Class A and Class B shares bear all expenses and fees relating to the distribution and authorized dealer service plans as well as other expenses which are directly attributable to such shares. Each class of Shares separately bears their respective class-specific transfer agency fees. Service Shares separately bear a service fee.

J.  Option Accounting Principles
--------------------------------

When certain of the Funds write call or put options, an amount equal to the premium received is recorded as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a written option expires on its stipulated expiration date or the funds enter into a closing purchase transaction, the funds realize a gain or loss without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. When a written call option is exercised, the funds realize a gain or loss from the sale of the underlying security, and the proceeds of the sale are increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the funds purchase upon exercise. There is a risk of loss from a change in value of such options which may exceed the related premiums received.

    Upon the purchase of a call option or a protective put option by the Funds the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current market value of the option. If an option which the Funds have purchased expires on the stipulated expiration date, the funds will realize a loss in the amount of the cost of the option. If the funds enter into a closing sale transaction, the funds will realize a gain or loss, depending on whether the sale proceeds from the closing sale transaction are greater or less than the cost of the option. If the Funds exercise a purchased put option, the funds will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Funds exercise a purchased call option, the cost of the security which the funds purchase upon exercise will be increased by the premium originally paid.

K.  Futures Contracts
---------------------

The Funds may enter into futures transactions in order to hedge against changes in interest rates, securities prices or currency exchange rates or to seek to increase total return. The Select Equity Fund may enter into such transactions only with respect to the S&P 500 Index. A Fund will engage in futures transactions only for bona fide hedging purposes as defined in regulations of the CFTC or to seek to increase total return (except with respect to transactions by the Balanced, Growth and Income, Select Equity, Capital Growth and Small Cap Equity Funds, in futures on foreign currencies) to the extent permitted by such regulations. The use of futures contracts involve, to varying degrees, elements of market risk which may exceed the amounts recognized in the Statements of Assets and Liabilities.

    Upon entering into a futures contract, the Funds are required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirement of the futures exchange on which the contract is traded. Subsequent payments ("variation margin") are made or received by the Funds each day, dependent on the daily fluctuations in the value of the contract, and are recorded for financial reporting purposes as unrealized gains or losses. When entering into a closing transaction, the Funds will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent price, unless such price does not reflect the fair market value of the contract, in which case the position will be valued using methods approved by the Board of Directors of the Company.

    Certain risks may arise upon entering into futures contracts. The predominant risk is that the changes in the value of the futures contract may not directly correlate with changes in the value of the underlying securities. This risk may decrease the effectiveness of the Funds'
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
hedging strategies and may also result in a loss to the Funds.

3.  Agreements

Goldman Sachs Asset Management ("GSAM"), a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), acts as investment adviser to the Balanced, Growth and Income, Small Cap Equity and International Equity Funds; Goldman Sachs Funds Management, L.P. ("GSFM"), an affiliate of Goldman Sachs, acts as investment adviser to the Select Equity and Capital Growth Funds; and Goldman Sachs Asset Management International ("GSAM International") acts as investment adviser to the Asia Growth Fund and subadviser to the International Equity Fund. Under the Investment Advisory and Subadvisory Agreements, GSAM, GSFM and GSAM International (the "Investment Advisors"), subject to the general supervision of the Company's Board of Directors, manage the Company's portfolios. As compensation for the services rendered under the Investment Advisory Agreements and the assumption of the expenses related thereto, GSAM is entitled to a fee, computed daily and payable monthly, at an annual rate equal to .50%, .55%, .75% and .25% of the average daily net assets of the Balanced, Growth and Income, Small Cap Equity and International Equity Funds, respectively. GSFM is entitled to a fee of .50% and .75% of the average daily net assets of the Select Equity and Capital Growth Funds, respectively. GSAM International is entitled to an advisory fee for the Asia Growth Fund and a subadvisory fee for the International Equity Fund of .75% and .50% of the average daily net assets for those funds, respectively.

    GSAM also acts as the Funds' administrator pursuant to Administration Agreements. Under these Administration Agreements, GSAM administers the Funds' business affairs, including providing facilities. As compensation for the services rendered pursuant to the Administration Agreements, GSAM is entitled to a fee of .15% of the average daily net assets of the Balanced and Growth and Income Funds, and .25% of the average daily net assets of the Select Equity, Capital Growth, Small Cap Equity, International Equity and Asia Growth Funds.

    Goldman Sachs has voluntarily agreed to reduce or limit certain "Other Expenses" for the Balanced, Select Equity, Growth and Income, International Equity and Asia Growth Funds (excluding advisory, administration, service, distribution and authorized dealer service fees and litigation and indemnification costs, taxes, interest, brokerage commissions and extraordinary expenses and with the exception of the Balanced Fund, transfer agent fees) until further notice to the extent such expenses exceed .10%, .06%, .11%, .20% and
 .24% of the average daily net assets of the funds, respectively.

    Goldman Sachs serves as the Distributor of shares of the Funds pursuant to Distribution Agreements. Goldman Sachs may receive a portion of the Class A salesload and Class B back-end salesload imposed and has advised the Company that it retained approximately $94,000, $380,000, $555,000, $323,000, $219,000,
$1,563,000 and $1,397,000 during the year ended January 31, 1997 for the Balanced, Select Equity, Growth and Income, Capital Growth, Small Cap Equity, International Equity and Asia Growth Funds, respectively.

    The Company, on behalf of each Fund, has adopted a Distribution Plan (the "Distribution Plan") pursuant to Rule 12b-1. Under the Distribution Plan, Goldman Sachs is entitled to a quarterly fee from each Fund for distribution services equal, on an annual basis, to .25% and .75% of a Fund's average daily net assets attributable to Class A and Class B shares, respectively.

    The Company, on behalf of each Fund, has adopted an Authorized Dealer Service Plan (the "Service Plan") pursuant to which Goldman Sachs and Authorized Dealers are compensated for providing personal and account maintenance services. Each Fund pays a fee under its Service Plan equal, on an annual basis, to .25% of its average daily net assets attributable to Class A and Class B shares. Goldman Sachs also serves as the Transfer Agent of the funds for a fee.

   For the year ended January 31, 1997, the Advisors, Administrator and Distributor have voluntarily agreed to waive certain fees and reimburse other expenses as follows (in thousands):
--------------------------------------------------------------------------------

Goldman Sachs Equity Portfolios, Inc.
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
January 31, 1997


--------------------------------------------------------------------------------

                        Waivers
                        -------                       Reimburse-
                        Admin-   Class A  Reimburse-     ment
     Fund      Adviser istrator   12b-1      ment     Outstanding
------------------------------------------------------------------
Balanced       $   --   $   --   $    153  $     320   $      88
Select Equity      170      282        69        105           3
Growth and
 Income            --       --      1,113         --          --
Capital
 Growth            --       --      2,171         --          --
Small Cap
 Equity            --       --        530         --          --
International
 Equity             50      464       171         145         --
Asia Growth        103      259       100          50         --

    The Investment Advisors, Administrator and Distributor may discontinue or modify such waivers and limitations in the future at their discretion.

At January 31, 1997, the amounts owed to affiliates were as follows(in thousands):

                                        Authorized
                       Admin-   Distri-   Dealer   Transfer
     Fund      Adviser istrator butor    Service    Agent   Total
--------------------------------------------------------------------
Balanced       $  33  $   10    $   2   $   15    $   38  $   98
Select Equity    143      49       56       57        84     389
Growth and
 Income          284      78       28      119       207     716
Capital
 Growth          568     190        2      190       210   1,160
Small Cap
 Equity          134      45        2       45       120     346
International
 Equity          391      78      105      116       143     833
Asia Growth      171      36       50       53        90     400

4.  Portfolio Securities Transactions

Purchases and proceeds of sales or maturities of securities (excluding short-term investments, futures and options) for the year ended January 31, 1997, were as follows:

                                                         Sales or
Fund                                 Purchases          Maturities
---------                          ---------------     -------------
Balanced                            $146,297,709       $123,056,708
Select Equity                        242,635,637        102,479,847
Growth and Income                    330,177,173        256,802,366
Capital Growth                       436,178,218        569,122,643
Small Cap Equity                     202,036,820        256,627,457
International Equity                 400,682,323        166,164,906
Asia Growth                          192,125,629        118,802,040

    Included in the above amounts were purchases and proceeds of sales or maturities of governmental securities for the Balanced Fund in the amounts of $99,727,748 and $91,845,598, respectively.

    For the year ended January 31, 1997, written put option transactions in the Balanced Fund were as follows:

                                       Number of        Premium
Written Options                        Contracts        Received
----------------------                -------------   -------------
Balance outstanding at
  beginning of year                             0      $         0
Options written                                32            5,416
Options repurchased                           (32)          (5,416)
                                   ---------------  ---------------
Balance outstanding,
   end of year                                  0      $         0
                                   ===============  ===============

    For the year ended January 31, 1997, written call option transactions in the Growth and Income Fund were as follows:

                                       Number of        Premium
Written Options                        Contracts        Received
----------------------                -------------   -------------
Balance outstanding at
  beginning of year                             0       $        0
Options written                               438           73,608
Options repurchased                          (438)         (73,608)
                                   ---------------  ---------------
Balance outstanding,
   end of year                                  0       $        0
                                   ===============  ===============

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
    For the year ended January 31, 1997, written put option transactions in the Small Cap Equity Fund were as follows:

                                       Number of        Premium
Written Options                        Contracts        Received
----------------------                -------------   -------------
Balance outstanding at
   beginning of year                            0      $         0
Options written                             2,100          575,871
Options expired                                (9)          (2,026)
Options exercised                          (1,091)        (238,096)
Options repurchased                        (1,000)        (335,749)
                                   ---------------  ---------------
Balance outstanding,
   end of year                                  0      $         0
                                   ===============  ===============

    Certain risks arise related to call and put options from the possible inability of counterparties to meet the terms of their contracts.

    At January 31, 1997, the Balanced Fund had the following outstanding forward foreign currency exchange contracts:

--------------------------------------------------------------------
   Foreign Currency        Value on                     Unrealized
    Sale Contracts      Settlement Date Current Value      Gain
--------------------------------------------------------------------
Australian Dollar
   expiring 3/14/97          $777,277       $770,585        $6,692
--------------------------------------------------------------------
Total Foreign
   Currency Sale
   Contracts                 $777,277       $770,585        $6,692
--------------------------------------------------------------------

    At January 31, 1997, the International Equity Fund had the following outstanding forward foreign currency exchange contracts:

--------------------------------------------------------------------
   Foreign Currency        Value on                     Unrealized
    Sale Contracts      Settlement Date Current Value  Gain (Loss)
--------------------------------------------------------------------
Swiss Franc
   expiring 4/28/97       $39,343,000    $39,665,062   $  (322,062)

Deutsche Mark
   expiring 2/27/97        22,305,725     22,183,180       122,545

Hong Kong Dollar
   expiring 8/8/97         38,565,981     38,530,005        35,976

Japanese Yen
   expiring 4/24/97       122,316,352    119,792,909     2,523,443
--------------------------------------------------------------------
Total Foreign Currency
   Sale Contracts        $222,531,058   $220,171,156    $2,359,902
--------------------------------------------------------------------
--------------------------------------------------------------------
   Foreign Currency        Value on                     Unrealized
  Purchase Contracts    Settlement Date Current Value  Gain (Loss)
--------------------------------------------------------------------
Hong Kong Dollar
   expiring 2/3/97            $35,454        $35,454            $--
--------------------------------------------------------------------
Total Foreign Currency
    Purchase Contracts        $35,454        $35,454            $--
--------------------------------------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

    The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. At January 31, 1997, the Balanced and International Equity Fund's had sufficient cash and securities to cover any commitments under these contracts.

    The Balanced and International Equity Funds have recorded a "Receivable for forward foreign currency exchange contracts" and "Payable for forward foreign currency exchange contracts" resulting from open and closed but not settled forward foreign currency exchange contracts of $6,692 and $0, and $2,684,757 and $3,434,535, respectively, in the accompanying Statements of Assets and Liabilities. Included in these amounts for the International Equity Fund are $2,793 and $3,112,473, respectively, related to forward contracts closed but not settled as of January 31, 1997.

    For the year ended January 31, 1997, Goldman Sachs earned approximately $5,000, $78,000, $304,000, $36,000, $11,000 and $66,000 of brokerage commissions from portfolio transactions executed on behalf of the Balanced, Growth and Income, Capital Growth, Small Cap Equity, International Equity and Asia Growth Funds, respectively.

5.  Repurchase Agreements

During the term of a repurchase agreement, the value of the underlying securities, including accrued interest, is required to equal or exceed the value of the repurchase agreement. The underlying securities for all repurchase agreements are held in safekeeping at the Funds' custodian.



--------------------------------------------------------------------------------

Goldman Sachs Equity Portfolios, Inc.
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)

January 31, 1997


--------------------------------------------------------------------------------
6.  Joint Repurchase Agreement Account

The Funds, together with other registered investment companies having advisory agreements with GSAM or GSFM, transfer uninvested cash balances into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. The underlying securities for the repurchase agreements are U.S. Treasury and agency obligations. At January 31, 1997, the Balanced, Select Equity, Growth and Income, Capital Growth and Small Cap Equity Funds had undivided interests in the repurchase agreements in the following joint account which equaled $9,200,000, $3,600,000, $26,800,000, $18,300,000 and $16,600,000,
respectively, in principal amount. At January 31, 1997, the repurchase agreements held in this joint account, along with the corresponding underlying securities (including the type of security, market value, interest rate and maturity date) were as follows:

--------------------------------------------------------------------
Principal          Interest       Maturity                Amortized
Amount               Rate           Date                    Cost
--------------------------------------------------------------------
Bear Stearns Securities, Inc., dated 01/31/97, repurchase
   price $800,375,333 (GNMA: $26,604,837, 7.50%, 10/15/26;
   FNMA: $720,411,516, 5.50%-8.00%, 02/01/09-09/01/26;
   FHLMC: $77,372,676, 6.00%-8.00%, 04/01/98-07/01/26)
 $800,000,000        5.63%         02/03/97         $   800,000,000
Nomura Securities, Inc. dated 01/31/97, repurchase price
   $100,047,083 (GNMA: $102,007,864, 5.50%-10.25%
   01/15/20-01/20/27)
 100,000,000          5.65         02/03/97             100,000,000
Lehman Government Securities, dated 01/31/97, repurchase
   price $201,894,173 (U.S. Treasury Notes: $191,656,654,
   6.38%, 01/15/00-08/15/02; U.S. Treasury Stripped
   Securities: $14,095,535, 05/15/02-11/15/03)
 201,800,000         5.60          02/03/97             201,800,000

--------------------------------------------------------------------
 Total Joint Repurchase Agreement Account          $  1,101,800,000
--------------------------------------------------------------------

7.  Line of Credit Facility

The Funds participate in a $250,000,000 uncommitted, unsecured revolving line of credit facility. In addition, the Funds, except the Select Equity Fund, participate in a $50,000,000 committed, unsecured revolving line of credit facility. Both facilities are to be used solely for temporary or emergency purposes. Under the most restrictive arrangement, each Fund must own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on the borrowings is based on the Federal Funds rate. The committed facility also requires a fee to be paid based on the amount of the commitment which has not been utilized. During the year ended January 31, 1997, the Funds did not have any borrowings under these facilities.

8.  Transactions With Affiliated Companies

A Fund is considered to be invested in an affiliated company if that Fund owns greater than five percent of the outstanding voting securities of such company. Transactions during the year ended January 31, 1997 which are considered to be affiliates of Small Cap Equity are as follows (dollar amounts in thousands):

                 Purchases  Sales      Realized   Dividend   Market
Affiliate Name    at Cost  Proceeds   Gain/(Loss)  Income    Value
--------------------------------------------------------------------
American Safety
Razor              $   --   $5,751     $  289     $  --      $  --
--------------------------------------------------------------------
Alpine Lace
Brands, Inc.        7,790       --         --        --      2,341
--------------------------------------------------------------------
APS Holding
Corp.              10,305      654        290        --      7,869
--------------------------------------------------------------------
J. Baker, Inc.      1,591    1,349     (1,090)       60      7,565
--------------------------------------------------------------------
Black Box, Inc.        --   23,013     14,149        --         --
--------------------------------------------------------------------
Brookstone, Inc.       --    2,722       (758)       --      5,939
--------------------------------------------------------------------
Congoleum Corp.        --    2,323       (102)       --      3,156
--------------------------------------------------------------------
Hollinger
International
Corp.                  --   10,903     (1,311)      112         --
--------------------------------------------------------------------
International Post
Ltd.                   --    2,215     (3,933)       --      1,729
--------------------------------------------------------------------
Morningstar
Group Inc.             --   12,216      6,346        --         --
--------------------------------------------------------------------
Mortons
Restaurant
Group, Inc.            --    4,106      1,625        --      6,439
--------------------------------------------------------------------
Opinion Research
Corp.                  --       --         --        --      2,022
--------------------------------------------------------------------
Pegasus
Communications
Corp.               3,697       --         --        --      3,224
--------------------------------------------------------------------
Platinum
Entertainment
Corp.               3,354       --         --        --      2,675
--------------------------------------------------------------------

--------------------------------------------------------------------------------

9.  Other Matters

As of January 31, 1997, Goldman, Sachs & Co. Employees Profit Sharing and Retirement Income Plan was the beneficial owner of approximately 14% of the outstanding shares of the Select Equity Fund.

10.  Certain Reclassifications

In accordance with Statement of Position 93-2, the Balanced, Select Equity, Growth and Income, International Equity and Asia Growth Funds have reclassified $13,068, $9,549, $18,764, $302,042 and $31,712, respectively, from paid-in capital to accumulated undistributed net investment income. Additionally, the Small Cap Equity Fund has reclassified $1,532,848 from accumulated net realized gains on investments to accumulated net investment loss and $18,742 from paid-in capital to accumulated net investment loss. The Select Equity Fund reclassified $40,540 from accumulated net realized gains on investments to distributions in excess of net investment income. The International Equity Fund and the Asia Growth Fund have reclassified $205,942 and $338,857 from accumulated net realized foreign currency loss to distributions in excess of net investment income, respectively. The Asia Growth Fund also reclassified $377,435 from accumulated net realized gains on investments to distributions in excess of net investment income. These reclassifications have no impact on the net asset value of the Funds and are designed to present the Funds' capital accounts on a tax basis.

Goldman Sachs Equity Portfolios, Inc.
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)

January 31, 1997


--------------------------------------------------------------------------------

11.  Summary of Share Transactions

Share activity for the year ended January 31, 1997 is as follows:

                                    Balanced Fund           Select Equity Fund         Growth and Income Fund
------------------------------------------------------------------------------------------------------------------
                                     Shares       Dollars       Shares       Dollars       Shares       Dollars
                             -------------------------------------------------------------------------------------
Class A shares
Shares sold                       1,529,469   $27,172,279    3,862,697   $81,642,386     5,616,082  $121,074,992
Reinvestment of dividends
   and distributions                310,437     5,598,883      370,586     8,175,333     2,390,917   52,287,188
Shares repurchased                 (446,535)   (7,533,272)  (1,109,202)  (23,823,146)   (3,328,038) (72,163,062)
                             -------------------------------------------------------------------------------------
                                  1,393,371    25,237,890    3,124,081    65,994,573     4,678,961  101,199,118
                             -------------------------------------------------------------------------------------
Class B shares
Shares sold                         109,171     2,001,768      733,802    15,946,016       729,877   16,222,639
Reinvestment of dividends
   and distributions                  5,284        95,768       24,314       535,407        35,976      787,421
Shares repurchased                   (1,795)      (32,396)     (13,894)     (310,118)      (14,764)    (340,546)
                             -------------------------------------------------------------------------------------
                                    112,660     2,065,140      744,222    16,171,305       751,089   16,669,514
                             -------------------------------------------------------------------------------------
Institutional shares
Shares sold                              --            --    3,151,881    66,277,175         8,228      186,173
Reinvestment of dividends
   and distributions                     --            --      275,197     6,102,331            92        2,020
Shares repurchased                       --            --     (363,536)   (7,991,198)           --           --
                             -------------------------------------------------------------------------------------
                                         --            --    3,063,542    64,388,308         8,321      188,193
                             -------------------------------------------------------------------------------------
Service shares
Shares sold                              --            --      154,590     3,344,141       134,652    2,879,042
Reinvestment of dividends
   and distributions                     --            --        4,126        91,166        12,587      276,180
Shares repurchased                       --            --       (1,252)      (28,032)      (10,262)    (227,331)
                             -------------------------------------------------------------------------------------
                                         --            --      157,464     3,407,275       136,977    2,927,891
                             -------------------------------------------------------------------------------------

Net increase (decrease)  in
   shares                         1,506,031   $27,303,030    7,089,309  $149,961,461     5,575,348  $120,984,716
                             =====================================================================================
                              Capital Growth Fund
-------------------------------------------------------
                                  Shares       Dollars
                             --------------------------
Class A shares
Shares sold                     4,677,047  $73,029,007
Reinvestment of dividends
   and distributions            5,870,272   89,898,521
Shares repurchased            (14,635,348) (229,277,58)
                             ----------------------------
                               (4,088,029) (66,350,058)
                             ----------------------------
Class B shares
Shares sold                       188,331    2,979,890
Reinvestment of dividends
   and distributions               12,408      190,353
Shares repurchased                 (7,499)    (122,231)
                             ----------------------------
                                  193,240    3,048,012
                             ----------------------------
Institutional shares
Shares sold                            --           --
Reinvestment of dividends
   and distributions                   --           --
Shares repurchased                     --           --
                             ----------------------------

                             ----------------------------
Service shares
Shares sold                            --           --
Reinvestment of dividends
   and distributions                   --           --
Shares repurchased                     --           --
                             ----------------------------
                                       --           --
                             ----------------------------

Net increase (decrease) in
   shares                      (3,894,789) $(63,302,046)
                             ============================


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                              Small Cap Equity Fund    International Equity Fund        Asia Growth Fund
----------------------------------------------------------------------------------------------------------------
                                 Shares       Dollars        Shares      Dollars        Shares       Dollars
                            ------------------------------------------------------------------------------------
Class A shares
Shares sold                   2,508,268   $52,353,524    12,103,239  $230,847,197     7,588,351  $124,281,405
Reinvestment of dividends
   and distributions             475,255    9,732,097       241,377     4,749,851        11,669       184,607
Shares repurchased            (4,697,902) (94,933,279)   (3,820,157)  (72,226,935)   (3,945,614) (63,723,269)
                            ------------------------------------------------------------------------------------
                              (1,714,379) (32,847,658)    8,524,459   163,370,113     3,654,406    60,742,743
                            ------------------------------------------------------------------------------------
Class B shares
Shares sold                      173,849    3,765,689     1,000,064    19,327,085       210,879     3,433,876
Reinvestment of dividends
   and distributions               7,086      144,474         7,924       155,475           279         4,391
Shares repurchased                (4,391)     (91,616)      (10,181)     (198,263)       (4,771)      (76,391)
                            ------------------------------------------------------------------------------------
                                 176,544    3,818,547       997,807    19,284,297       206,387     3,361,876
                            ------------------------------------------------------------------------------------
Institutional shares
Shares sold                           --           --     3,657,119    70,627,799     1,041,822    16,733,545
Reinvestment of dividends
   and distributions                  --           --        28,973       572,219         2,040        32,281
Shares repurchased                    --           --      (161,923)   (3,153,741)     (228,363)   (3,651,351)
                            ------------------------------------------------------------------------------------
                                      --           --     3,524,169    68,046,277       815,499    13,114,475
                            ------------------------------------------------------------------------------------
Service shares
Shares sold                           --           --        34,686       673,880            --            --
Reinvestment of dividends
   and distributions                  --           --           200         3,947            --            --
Shares repurchased                    --           --           (56)       (1,098)           --            --
                            ------------------------------------------------------------------------------------
                                      --           --        34,830       676,729            --            --
                            ------------------------------------------------------------------------------------

Net increase (decrease) in
   shares                    (1,537,835)  $(29,029,111)  13,081,265  $251,377,416     4,676,292  $77,219,094
                           =====================================================================================

    Share activity for the year ended January 31, 1996 is as follows:

                                     Select Equity Fund
-------------------------------------------------------------
                                      Shares         Dollars
                                ------------- ---------------
Class A shares
Shares sold                        2,479,285     $44,569,920
Reinvestment of dividends and        161,481
   distributions                                   3,032,597
Shares repurchased                (2,578,247)    (45,692,944)
                                ------------- ---------------
                                      62,519       1,909,573
                                ------------- ---------------
Institutional shares
Shares sold                        3,220,915       57,579,398
Reinvestment of dividends and
   distributions                      97,993        1,847,978
Shares repurchased                   (30,492)        (567,188)
                                ------------- ----------------
                                   3,288,416      $58,860,188
                                ------------- ----------------
Net increase                       3,350,935      $60,769,761
                                ============= ================

--------------------------------------------------------------------------------

Goldman Sachs Equity Portfolios, Inc.
--------------------------------------------------------------------------
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

------------------------------------------------------------------------------------------------------------------------------
                                                          Income (loss) from                    Distributions to
                                                       investment operations/h/                   shareholders
                                                   -------------------------------  ------------------------------------------
                                                                    Net realized                     From
                                                                   and unrealized                net realized
                                      Net asset                    gain (loss) on     From          gain on      In excess
                                        value,          Net         investments,       net        investment       of net
                                      beginning      investment     options and     investment    and futures    investment
                                      of period        income         futures         income     transactions      income
                                     -----------------------------------------------------------------------------------------
                                                                             BALANCED FUND
------------------------------------------------------------------------------------------------------------------------------
For the Year Ended January 31,
------------------------------
1997 - Class A Shares................    $17.31         $0.66           $2.47         $(0.66)       $(1.00)           --
1997 - Class B Shares/b/.............     17.46          0.42            2.34          (0.42)        (1.00)          (0.07)
1996 - Class A Shares................     14.22          0.51            3.43          (0.50)        (0.35)           --

For the Period Ended January 31,
--------------------------------
1995 - Class A Shares/d/.............     14.18          0.10            0.02          (0.08)       --                --
                                                      Net asset
                                      Net increase      value,                      Portfolio        Average
                                         in net         end of        Total          turnover       commission
                                       asset value      period      return/a/          rate          rate/g/
                                     ---------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
For the Year Ended January 31,
------------------------------
1997 - Class A Shares................     $1.47         $18.78         18.59%         208.11/f/      $.0587
1997 - Class B Shares(b).............      1.27          18.73         16.22/c/       208.11/f/       .0587
1996 - Class A Shares................      3.09          17.31         28.10          197.10/f/         --

For the Period Ended January 31,
-------------------------------------
1995 - Class A Shares/d/.............      0.04          14.22          0.87/c/       14.71/c/          --
                                                                                               Ratio assuming no
                                                                                            voluntary waiver of fees
                                                                                             or expense limitations
                                                                                         -------------------------------
                                            Net            Ratio of       Ratio of net                    Ratio of net
                                         assets at           net           investment       Ratio of       investment
                                           end of        expenses to       income to      expenses to     income (loss)
                                           period        average net      average net       average        to average
                                         (in 000s)          assets           assets        net assets      net assets
                                     -----------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
For the Year Ended January 31,
------------------------------
1997 - Class A Shares................      $81,410          1.00%           3.76%            1.77%            2.99%
1997 - Class B Shares/b/.............        2,110          1.75/e/         2.59/e/          2.27/e/          2.07/e/
1996 - Class A Shares................       50,928          1.00            3.65             1.90             2.75

For the Period Ended January 31,
--------------------------------
1995 - Class A Shares/d/.............        7,510         1.00/e/         3.39/e/           8.29/e/         (3.90)/e/

--------------------------
/a/ Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
/b/ For the period from May 1, 1996 (commencement of operations) to January 31, 1997.
/c/  Not annualized.
/d/ For the period from October 12, 1994 (commencement of operations) to January 31, 1995.
/e/  Annualized.
/f/  Includes the effect of mortgage dollar roll transactions.
/g/ For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate on security transactions on which commissions are charged. This rate may vary due to various types of transactions and number of security trades executed.
/h/  Includes the balancing effect of calculating per share amounts.

--------------------------------------------------------------------------------
(The accompanying notes are an integral part of these financial statements.)

Goldman Sachs Equity Portfolios, Inc.
--------------------------------------------------------------------------------
Financial Highlights (continued)
Selected Data for a Share Outstanding Throughout Each Period

----------------------------------------------------------------------------------------------------------------------------

                                                               Income (loss) from                 Distributions to
                                                           investment operations/(h)/               shareholders
                                                           ==========================   ====================================
                                                                        Net realized                  From
                                                                      and unrealized              net realized
                                                 Net asset             gain (loss) on    From        gain on      In excess
                                                  value,      Net       investments,     net        investment     of net
                                                beginning  investment   options and   investment    and futures   investment
                                                 of period   income       futures       income     transactions    income
                                                 ============================================================================
                                                                                  SELECT EQUITY FUND
-----------------------------------------------------------------------------------------------------------------------------
For the Year Ended January 31,
==============================
1997 - Class A Shares ........................      19.66     $0.16        $4.46        $(0.16)        $(0.80)         --
1997 - Class B Shares/(f)/....................      20.44      0.04         3.70         (0.04)         (0.80)       (0.16)
1997 - Institutional Shares ..................      19.71      0.30         4.51         (0.28)         (0.80)         --
1997 - Service Shares/(f)/....................      21.02      0.13         3.15         (0.13)         (0.80)       (0.10)
1996 - Class A Shares ........................      14.61      0.19         5.43         (0.16)         (0.41)         --
1996 - Institutional Shares/(d)/..............      16.97      0.16         3.23         (0.24)         (0.41)         --
1995 - Class A Shares ........................      15.93      0.20        (0.38)        (0.20)         (0.94)         --
1994 - Class A Shares ........................      15.46      0.17         2.08         (0.17)         (1.61)         --
1993 - Class A Shares ........................      15.05      0.22         0.41         (0.22)            --          --

For the Period Ended January 31,
================================
1992 - Class A Shares/(e)/....................      14.17      0.11         0.88         (0.11)            --          --

------------------------------------------------------------------------------------------------------------

                                         Net        Net                                               Net
                                       increase    asset                                             assets
                                      (decrease)   value,                Portfolio     Average       end of
                                        in net     end of    Total        turnover    commission     period
                                      asset value  period   return/(a)/     rate       rate/(g)/    (in 000s)
                                      ======================================================================
                                                               SELECT EQUITY FUND
------------------------------------------------------------------------------------------------------------

For the Year Ended January 31,
===============================
1997 - Class A Shares ..............     $3.66     $23.32      23.75%         37.28%    $.0417       $225,968
1997 - Class B Shares/(f)/..........      2.74      23.18      18.59/(b)/     37.28      .0417         17,258
1997 - Institutional Shares ........      3.73      23.44      24.63          37.28      .0417        148,942
1997 - Service Shares/(f)/..........      2.25      23.27      15.92/(b)/     37.28      .0417          3,666
1996 - Class A Shares ..............      5.05      19.66      38.63          39.35        --         129,045
1996 - Institutional Shares/(d)/....      2.74      19.71      20.14/(b)/     39.35/(b)/   --          64,829
1995 - Class A Shares ..............     (1.32)     14.61      (1.10)         56.18        --          94,968
1994 - Class A Shares ..............      0.47      15.93      15.12          87.73        --          92,769
1993 - Class A Shares ..............      0.41      15.46       4.30         144.93        --         117,757

For the Period Ended January 31,
================================
1992 - Class A Shares/(e)/............    0.88      15.05       7.01/(b)/    135.02(c)     --         151,142

                                                                              Ratios assuming no
                                                                            voluntary waiver of fees
                                                                             or expense limitations
                                                                            -------------------------
                                                    Ratio of   Ratio of net              Ratio of net
                                                      net       investment   Ratio of     investment
                                                    expenses    income to   expenses to    income
                                                   to average  average net   average      to average
                                                     assets      assets     net assets    net assets
                                                   ==================================================
                                                                   SELECT EQUITY FUND
-----------------------------------------------------------------------------------------------------

For the Year Ended January 31,
==============================
1997 - Class A Shares ........................      1.29%       0.91%        1.53%         0.67%
1997 - Class B Shares/(f)/....................      1.83/(c)/   0.06/(c)/    2.00/(c)/    (0.11)/(c)/
1997 - Institutional Shares ..................      0.65        1.52         0.85          1.32
1997 - Service Shares/(f)/....................      1.15/(c)/   0.69/(c)/    1.35/(c)/     0.49/(c)/
1996 - Class A Shares ........................      1.25        1.01         1.55          0.71
1996 - Institutional Shares/(d)/..............      0.65/(c)/   1.49/(c)/    0.96/(c)/     1.18/(c)/
1995 - Class A Shares ........................      1.38        1.33         1.63          1.08
1994 - Class A Shares ........................      1.42        0.92         1.67          0.67
1993 - Class A Shares ........................      1.28        1.30         1.53          1.05

For the Period Ended January 31,
================================
1992 - Class A Shares/(e)/....................      1.57/(c)/   1.24/(c)/    1.82/(c)/     0.99/(c)/

--------------
/(a)/ Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
/(b)/ Not annualized.
/(c)/ Annualized.
/(d)/ For the period from June 15, 1995 (commencement of operations) to January
     31, 1996.
/(e)/ For the period from May 24, 1991 (commencement of operations) to January
     31, 1992.
/(f)/ For the period from May 1 and June 7, 1996 (commencement of operations) to
     January 31, 1997 for Class B and Service shares, respectively.
/(g)/ For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate on security transactions on which commissions are charged. This rate may vary due to various types of transactions and number of security trades executed.
/(h)/ Includes the balancing effect of calculating per share amounts.

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Equity Portfolios, Inc.
--------------------------------------------------------------------------------
Financial Highlights (continued)
Selected Data for a Share Outstanding Throughout Each Period


--------------------------------------------------------------------------------

                                                  Income (loss) from
                                                      investment
                                                    operations/(h)/         Distributions to shareholders
                                                ======================  =====================================
                                                               Net
                                                            realized
                                                              and                     From net
                                         Net                unrealized                realized
                                        asset              gain(loss)                   gain          In                       Net
                                       value,                  on                        on         excess                  Increase
                                      beginning    Net     investments   From net    investment     of net     Additional    in net
                                         of     investment    and       investment   and option    investment    paid-in     asset
                                       period    income     options       income    transactions    income       capital     value
                                     ===============================================================================================

                                                                         GROWTH AND INCOME FUND
------------------------------------------------------------------------------------------------------------------------------------

For the Year Ended January 31,
==============================
1997 - Class A Shares .............    $19.98     $0.35      $5.18       $(0.35)       $(1.97)     $ (0.01)      $  --      $3.20
1997 - Class B Shares/(f)/ ........     20.82      0.17       4.31        (0.17)        (1.97)       (0.06)         --       2.28
1997 - Institutional Shares/(f)/ ..     21.25      0.29       3.96        (0.30)        (1.97)       (0.04)         --       1.94
1997 - Service Shares/(f)/ ........     20.71      0.28       4.50        (0.28)        (1.97)       (0.07)         --       2.46
1996 - Class A Shares .............     15.80      0.33       4.75        (0.30)        (0.60)         --           --       4.18
1995 - Class A Shares .............     15.79      0.20/(b)/  0.30/(b)/   (0.20)        (0.33)       (0.07)       0.11/(b)/  0.01
For the Period Ended January 31,
==================================
1994 - Class A Shares/(c)/.........     14.18      0.15       1.68        (0.15)        (0.06)       (0.01)         --       1.61


                                                                                                 Ratio of      Ratio of
                                                                                      Net          net           net
                                        Net                                          assets      expenses     investment
                                       asset                                           at          to         income to
                                       value     Total     Portfolio    Average      end of      average       average
                                      end of     return    turnover    commission    period        net           net
                                      period     /(a)/       rate       rate/(g)/   (in 000s)     assets       assets
                                     ===================================================================================
                                                                   GROWTH AND INCOME FUND
------------------------------------------------------------------------------------------------------------------------

For the Year Ended January 31,
==============================
1997 - Class A Shares .............    $23.18     28.42%     53.03%      $.0586      $615,103     1.22%        1.60%
1997 - Class B Shares/(f)/ ........     23.10     22.23/(d)/ 53.03        .0586        17,346     1.93/(e)/    0.15/(e)/
1997 - Institutional Shares/(f)/ ..     23.19     20.77/(d)/ 53.03        .0586           193     0.82/(e)/    1.36/(e)/
1997 - Service Shares/(f)/ ........     23.17     23.87/(d)/ 53.03        .0586         3,174     1.32/(e)/    0.94/(e)/
1996 - Class A Shares .............     19.98     32.45      57.93        --          436,757     1.20         1.67
1995 - Class A Shares .............     15.80      3.97      71.80        --          193,772     1.25         1.28
For the Period Ended January 31,
==================================
1994 - Class A Shares/(c)/.........     15.79     13.08/(d)/102.23/(d)/   --           41,528     1.25/(e)/    1.23/(e)/



                                                   Ratios assuming no
                                                voluntary waiver of fees
                                                 or expense limitations
                                            =================================
                                                                 Ratio of
                                              Ratio of         net investment
                                              expenses          income (loss)
                                             to average          to average
                                             net assets          net assets
                                            =================================
                                                 GROWTH AND INCOME FUND
-----------------------------------------------------------------------------

For the Year Ended January 31,
==============================
1997 - Class A Shares .............            1.43%                1.39%
1997 - Class B Shares/(f/) ........            1.93/(e)/            0.15/(e)/
1997 - Institutional Shares/(f)/ ..            0.82/(e)/            1.36/(e)/
1997 - Service Shares/(f)/ ........            1.32/(e)/            0.94/(e)/
1996 - Class A Shares .............            1.45                 1.42
1995 - Class A Shares .............            1.58                 0.95
For the Period Ended January 31,
==================================
1994 - Class A Shares/(c)/.........            3.24/(e)/           (0.76)/(e)/

----------------------------------
/(a)/Assumes investment at the net asset v alue at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
/(b)/Calculated based on the average shares outstanding methodology.
/(c)/For the period from February 5, 1993 (commencement of operations) to
     January 31, 1994.
/(d)/Not annualized.
/(e)/Annualized.
/(f)/For the period from March 6, May 1 and June 3, 1996 (commencement of operations) to January 31, 1997 for Service, Class B and Institutional shares, respectively.
/(g)/For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate on security transactions on which commissions are charged. This rate may vary due to various types of transactions and number of security trades executed.
/(h)/Includes the balancing effect of calculating per share amounts.

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Equity Portfolios, Inc.
--------------------------------------------------------------------------------
Financial Highlights (continued)
Selected Data for a Share Outstanding Throughout Each Period


-----------------------------------------------------------------------------------------------------------------------------------
                                                              Income (loss) from
                                                           investment operations/(g)/         Distributions to shareholders
                                                         ===========================  =============================================
                                                                       Net realized
                                                                      and unrealized                   From net
                                              Net asset               gain (loss) on                 realized gain     In excess
                                               value,        Net       investments,    From net     on investments,      of net
                                              beginning   investment   options and    investment        options        investment
                                              of period     income       futures        income        and futures        income
                                            =======================================================================================
                                                                                 CAPITAL GROWTH FUND
-----------------------------------------------------------------------------------------------------------------------------------
For the Year Ended January 31,
==============================
1997 - Class A Shares....................       $14.91        $0.10        $3.56         $ (0.10)       $ (1.72)         $(0.02)
1997 - Class B Shares(b).................        15.67         0.01         2.81           (0.01)         (1.72)          (0.09)
1996 - Class A Shares....................        13.67         0.12         3.93           (0.12)         (2.69)             --
1995 - Class A Shares....................        15.96         0.03        (0.69)          (0.01)         (1.62)             --
1994 - Class A Shares....................        14.64         0.02         2.40           (0.01)         (1.07)          (0.02)
1993 - Class A Shares....................        13.65         0.06         2.28           (0.07)         (1.28)             --
1992 - Class A Shares....................        11.10         0.28         2.90           (0.31)         (0.32)             --

For the Period Ended January 31,
================================
1991 - Class A Shares/(c)/...............        11.34         0.34        (0.27)          (0.31)            --              --
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         Net
                                             Net increase     Net asset                                               assets at
                                              (decrease)        value,                  Portfolio       Average         end of
                                                in net          end of        Total     turnover       commission       period
                                              asset value       period      return/(a)/   rate          rate/(f)/     (in 000s)
                                            =======================================================================================

-----------------------------------------------------------------------------------------------------------------------------------
For the Year Ended January 31,
==============================
1997 - Class A Shares....................      $1.82            $16.73        25.97%       52.92%        $.0563           $920,646
1997 - Class B Shares(b).................       1.00             16.67        19.39/(d)/   52.92          .0563              3,221
1996 - Class A Shares....................       1.24             14.91        30.45        63.90           --              881,056
1995 - Class A Shares....................      (2.29)            13.67        (4.38)       38.36           --              862,105
1994 - Class A Shares....................       1.32             15.96        16.89        36.12           --              833,682
1993 - Class A Shares....................       0.99             14.64        18.01        58.93           --              665,976
1992 - Class A Shares....................       2.55             13.65        29.31        48.93           --              500,307

For the Period Ended January 31,
================================
1991 - Class A Shares(c).................      (0.24)            11.10         0.84/(d)/   35.63/(d)/      --              437,533
-------------------------------------------------------------------------------------------------------------
                                                                                        Ratios assuming no
                                                                                     voluntary waiver of fees
                                                                                   =============================

                                               Ratio of        Ratio of net                     Ratio of net
                                                  net           investment        Ratio of       investment
                                              expenses to    income (loss) to   expenses to    income (loss)
                                              average net        average          average        to average
                                                assets          net assets       net assets      net assets
                                            ====================================================================

----------------------------------------------------------------------------------------------------------------
For the Year Ended January 31,
==============================
1997 - Class A Shares....................        1.40%           0.62%           1.65%            0.37%
1997 - Class B Shares/(b)/.................      2.15/(e)/      (0.39)/(e)/      2.15/(e)/       (0.39)/(e)/
1996 - Class A Shares....................        1.36            0.65            1.61             0.40
1995 - Class A Shares....................        1.38            0.16            1.63            (0.09)
1994 - Class A Shares....................        1.38            0.13            1.63            (0.12)
1993 - Class A Shares....................        1.41            0.42            1.66             0.17
1992 - Class A Shares....................        1.53            2.09            1.78             1.84

For the Period Ended January 31,
--------------------------------
1991 - Class A Shares/(c)/...............        1.27/(d)/       3.24/(d)/       1.47/(d)/        3.04/(d)/

--------------------------

/(a)/Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
/(b)/For the period from May 1, 1996 (commencement of operations) to
     January 31, 1997.
/(c)/For the period from April 20, 1990 (commencement of operations) to January
     31, 1991.
/(d)/Not annualized.
/(e)/Annualized.
/(f)/For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate on security transactions on which commissions are charged. This rate may vary due to various types of transactions and number of security trades executed.
/(g)/Includes the balancing effect of calculating per share amounts.

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Equity Portfolios, Inc.
--------------------------------------------------------------------------------
Financial Highlights (continued)
Selected Data for a Share Outstanding Throughout Each Period



--------------------------------------------------------------------------------


                                                   Income (loss) from                     Distributions to
                                                investment  operations/(g)/                  shareholders
                                                ===========================   =======================================
                                                                                            From          In excess
                                                                                             net              of
                                                             Net realized                  realized        realized        Net
                                                            and unrealized                 gain on         gains on      increase
                                     Net asset      Net     gain (loss) on     From       investment,     investment    (decrease)
                                       value,    investment  investments,       net       option and      option and      in net
                                     beginning     income    options and     investment    futures         futures        asset
                                     of period     (loss)      futures         income    transactions    transactions     value
                                     ==============================================================================================

                                                      SMALL CAP EQUITY FUND
-----------------------------------------------------------------------------------------------------------------------------------

For the Year Ended January 31,
===================================
1997 - Class A Shares .............  $17.29        $(0.21)      $4.92        $   -        $(1.09)        $   -            $3.62
1997 - Class B Shares/(b)/.........   20.79         (0.11)       1.21            -         (1.09)            -             0.01
1996 - Class A Shares .............   16.14         (0.23)       1.39            -         (0.01)            -             1.15
1995 - Class A Shares .............   20.67         (0.07)      (3.53)           -         (0.69)          (0.24)         (4.53)
1994 - Class A Shares .............   16.68         (0.04)       5.03            -         (1.00)            -             3.99

For the Period Ended January 31,
===================================
1993 - Class A Shares/(c)/.........   14.18          0.03        2.50          (0.03)        -               -             2.50

----------------------------------------------------------------------------------------------------
                                   Net asset                                           Net assets
                                     value,                   Portfolio    Average      at end of
                                     end of      Total        turnover    commission     period
                                     period    return/(a)/      rate       rate/(f)/    (in 000s)
                                   ================================================================

                                                        SMALL CAP EQUITY FUND
---------------------------------------------------------------------------------------------------

For the Year Ended January 31,
===================================
1997 - Class A Shares .............  $20.91     27.28%          99.46%       $.0461       $212,061

1997 - Class B Shares/(b)/.........   20.80     5.39/(d)/       99.46         .0461          3,674
1996 - Class A Shares .............   17.29     7.20            57.58           -          204,994
1995 - Class A Shares .............   16.14   (17.53)           43.67           -          319,487
1994 - Class A Shares .............   20.67    30.13            56.81           -          261,074

For the Period Ended January 31,
===================================
1993 - Class A Shares/(c)/.........   16.68    17.86/(d)/        7.12/( e)/     -           59,339

---------------------------------------------------------------------------------------------
                                                                      Ratios assuming no
                                                                   voluntary waiver of fees
                                                    Ratio of      ===========================
                                      Ratio of        net                        Ratio of
                                         net       investment      Ratio of         net
                                       expenses      income        expenses      investment
                                      to average     (loss) to    to average      loss to
                                         net       average net       net        average net
                                       assets        assets         assets        assets
                                      =======================================================

                                                    SMALL CAP EQUITY FUND
---------------------------------------------------------------------------------------------
For the Year Ended January 31,
===================================
1997 - Class A Shares .............     1.60%         (0.72)%        1.85%        (0.97)%
1997 - Class B Shares/(b)/.........     2.35/(e)/     (1.63)/(e)/    2.35/(e)/    (1.63)/(e)/
1996 - Class A Shares .............     1.41          (0.59)         1.66         (0.84)
1995 - Class A Shares .............     1.53          (0.53)         1.78         (0.78)
1994 - Class A Shares .............     1.60          (0.45)         1.85         (0.70)

For the Period Ended January 31,
===================================
1993 - Class A Shares/(c)/.........     1.65/(e)/      0.62/(e)/     2.70/(e)/    (0.43)/(e)/

------------------

/(a)/Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
/(b)/For the period from May 1, 1996 (commencement of operations) to January 31,
     1997.
/(c)/For the period from October 22, 1992 (commencement of operations) to
     January 31, 1993.
/(d)/Not annualized.
/(e)/Annualized.
/(f)/For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate on security transactions on which commissions are charged. This rate may vary due to various types of transactions and number of security trades executed.
/(g)/Includes the balancing effect of calculating per share amounts.


--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Equity Portfolios, Inc.
--------------------------------------------------------------------------------
Financial Highlights (continued)
Selected Data for a Share Outstanding Throughout Each Period


--------------------------------------------------------------------------------

                                                                Income (loss) from                           Distributions
                                                             investment operations/(g)/                     to shareholders
                                                  ================================================= ==============================
                                                                        Net          Net realized                       From net
                                                                     realized       and unrealized                      realized
                                                                  and unrealized      gain (loss)                        gain on
                                      Net asset                   gain (loss) on      on foreign       From            investment,
                                       value,          Net         investments,        currency         net            option and
                                      beginning    investment         options          related      investment           futures
                                      of period   income (loss)     and futures      transactions     income          transactions
                                      ============================================================================================
                                                                       INTERNATIONAL EQUITY FUND
----------------------------------------------------------------------------------------------------------------------------------
For the Year Ended January 31,
=====================================
1997 - Class A Shares...............    $17.20        $0.10             $3.51            $(1.28)        $  --             $(0.21)
1997 - Class B Shares/(e)/..........     18.91        (0.06)             0.94             (0.34)           --              (0.21)
1997 - Institutional Shares/(e)/....     17.45         0.04              3.39             (1.24)         (0.03)            (0.21)
1997 - Service Shares/(e)/..........     17.70        (0.02)             2.95             (1.08)           --              (0.21)
1996 - Class A Shares ..............     14.52         0.13              2.58              1.42          (0.58)            (0.87)
1995 - Class A Shares...............     18.10         0.06             (3.04)            (0.01)           --              (0.59)
1994 - Class A Shares...............     14.35         0.05              4.08             (0.38)           --                --

For the Period Ended January 31,
=====================================
1993 - Class A Shares/(b)/..........     14.18        (0.01)             0.29             (0.11)           --                --

---------------------------------------------------------------------------------------------------------------------------
                                              Net
                                           increase      Net asset
                                          (decrease)      value,                   Portfolio    Average    Net assets at
                                         in net asset     end of         Total     turnover   commission   end of period
                                             value        period      return/(a)/    rate       rate/(f)/    (in 000s)
                                         ==================================================================================

---------------------------------------------------------------------------------------------------------------------------
For the Year Ended January 31,
========================================
1997 - Class A Shares...................  $  2.12         $19.32       13.48%        38.01%       $.0318       $536,283
1997 - Class B Shares/(e)/..............     0.33          19.24        2.83/(c)/    38.01         .0318         19,198
1997 - Institutional Shares/(e)/........     1.95          19.40       12.53/(c)/    38.01         .0318         68,374
1997 - Service Shares/(e)/..............     1.64          19.34       10.42/(c)/    38.01         .0318            674
1996 - Class A Shares ..................     2.68          17.20       28.68         68.48          --          330,860
1995 - Class A Shares...................    (3.58)         14.52      (16.65)        84.54          --          275,086
1994 - Class A Shares...................     3.75          18.10       26.13         60.04          --          269,091

For the Period Ended January 31,
========================================
1993 - Class A Shares/(b)/..............     0.17          14.35        1.23/(c)/     0.00          --           66,063

-----------------------------------------------------------------------------------------------------
                                                                            Ratios assuming no
                                                                       voluntary waiver of fees or
                                                                           expense limitations
                                                                      ===============================

                                                         Ratio of net                   Ratio of
                                            Ratio of      investment                 net investment
                                              net           income       Ratio of        income
                                          expenses to     (loss) to      expenses        (loss)
                                          average net    average net    to average     to average
                                             assets         assets      net assets     net assets
                                        =============================================================

-----------------------------------------------------------------------------------------------------
For the Year Ended January 31,
========================================
1997 - Class A Shares...................     1.69%        (0.07)%          1.88%         (0.26)%
1997 - Class B Shares/(e)/..............     2.23/(d)/    (0.97)/(d)/      2.38/(d)/     (1.12)/(d)/
1997 - Institutional Shares/(e)/........     1.10/(d)/     0.43/(d)/       1.25/(d)/      0.28/(d)/
1997 - Service Shares/(e)/..............     1.60/(d)/    (0.40)/(d)/      1.75/(d)/     (0.55)/(d)/
1996 - Class A Shares ..................     1.52          0.26            1.77           0.01
1995 - Class A Shares...................     1.73          0.40            1.98           0.15
1994 - Class A Shares...................     1.76          0.51            2.01           0.26

For the Period Ended January 31,
========================================
1993 - Class A Shares/(b)/..............     1.80/(d)/    (0.42)/(d)/      2.58/(d)/     (1.20)/(d)/

--------------------------
/(a)/Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
/(b)/For the period from December 1, 1992 (commencement of operations) to
     January 31, 1993.
/(c)/Not annualized.
/(d)/Annualized.
/(e)/For the period from February 7, March 6 and May 1, 1996 (commencement of operations) to January 31, 1997 for Institutional, Service and Class B shares, respectively.
/(f)/For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate on security transactions on which commissions are charged. This rate may vary due to various types of transactions and number of security trades executed.
/(g)/Includes the balancing effect of calculating per share amounts.

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Equity Portfolios, Inc.
--------------------------------------------------------------------------------
Financial Highlights (continued)
Selected Data for a Share Outstanding Throughout Each Period

----------------------------------------------------------------------------------------------------------------------------------
                                                                    Income (loss)                        Distributions to
                                                            from investment operations /(g)/               shareholders
                                                      --------------------------------------------- ------------------------------
                                                                                           Net
                                                                                      realized and
                                                                                       unrealized
                                              Net                        Net             gain on
                                             asset         Net       realized and        foreign
                                            value,     investment     unrealized        currency     From net        In excess
                                           beginning     income     gain(loss) on        related    investment   of net investment
                                           of period     (loss)      investments      transactions    income           income
                                          ----------------------------------------------------------------------------------------

                                                                           ASIA GROWTH FUND
----------------------------------------------------------------------------------------------------------------------------------

For the Year Ended January 31,
------------------------------
1997 - Class A Shares.....................   $16.49       $ 0.06         $(0.11)         $(0.12)        $(0.01)      $ --
1997 - Class B Shares/(e)/................    17.31        (0.05)         (0.48)          (0.51)          --          (0.03)
1997 - Institutional Shares/(e)/..........    16.61         0.04          (0.11)          (0.11)         (0.04)       (0.06)
1996 - Class A Shares.....................    13.31         0.17           3.44           (0.12)         (0.17)       (0.14)

For the Period Ended January 31,
--------------------------------
1995 - Class A Shares/(b)/................    14.18         0.11          (0.89)           0.01          (0.10)        --


------------------------------------------------------------------------------------------------------------------------------
                                             Net
                                           increase       Net
                                          (decrease)     asset
                                            in net       value,                  Portfolio      Average      Net assets at
                                            asset        end of       Total      turnover      commission    end of period
                                            value        period    return/(a)/     rate         rate/(f)/        (000s)
                                          ------------------------------------------------------------------------------------

                                                                           ASIA GROWTH FUND
------------------------------------------------------------------------------------------------------------------------------

For the Year Ended January 31,
------------------------------
1997 - Class A Shares.....................  $(0.18)      $16.31     (1.01)%        48.40%       $.0151           $263,014
1997 - Class B Shares/(e)/................   (1.07)       16.24     (6.02)/(c)/    48.40         .0151              3,354
1997 - Institutional Shares/(e)/..........   (0.28)       16.33     (1.09)/(c)/    48.40         .0151             13,322
1996 - Class A Shares.....................    3.18        16.49     26.49          88.80          --              205,539

For the Period Ended January 31,
--------------------------------
1995 - Class A Shares/(b)/................   (0.87)       13.31     (5.46)/(c)/    36.08/(c)/     --              124,298


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                          Ratios assuming no
                                                                                                       voluntary waiver of fees
                                                                                                         or expense limitations
                                                                                                      ------------------------------
                                                                             Ratio          Ratio                       Ratio
                                                                            of net          of net      Ratio of        of net
                                                                          expenses to     investment    expenses      investment
                                                        Net assets at       average      income(loss)  to average    income(loss)
                                                        end of period         net         to average       net        to average
                                                            (000s)          assets        net assets     assets       net assets
                                                     -------------------------------------------------------------------------------

                                                         ASIA GROWTH FUND
------------------------------------------------------------------------------------------------------------------------------------

For the Year Ended January 31,
------------------------------
1997 - Class A Shares................................       $263,014         1.67%          0.20%          1.87%          0.00%
1997 - Class B Shares/(e)/...........................          3,354         2.21/(d)/     (0.56)/(d)/     2.37/(d)/     (0.72)/(d)/
1997 - Institutional Shares/(e)/.....................         13,322         1.10/(d)/      0.54/(d)/      1.26/(d)/      0.38/(d)/
1996 - Class A Shares................................        205,539         1.77           1.05           2.02           0.80

For the Period Ended January 31,
--------------------------------

1995 - Class A Shares/(b)/...........................        124,298         1.90/(d)/      1.83/(d)/      2.38/(d)/      1.35/(d)/

--------------------------

(a) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
(b) For the period from July 8, 1994 (commencement of operations) to January 31, 1995.
(c) Not annualized.
(d) Annualized.
(e) For the period from February 2 and May 1, 1996 (commencement of operations) to January 31, 1997 for Institutional and Class B shares, respectively.
(f) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate on security transactions on which commissions are charged. This rate may vary due to various types of transactions and number of security trades executed.
(g)  Includes the balancing effect of calculating per share amounts.


--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
Report of Independent Public Accountants


--------------------------------------------------------------------------------
To the Shareholders and Board of Directors of the Goldman Sachs Equity Portfolios, Inc.:

   We have audited the accompanying statements of assets and liabilities of the Goldman Sachs Equity Portfolios, Inc. (a Maryland Corporation), comprising the Balanced Fund, Select Equity Fund, Growth and Income Fund, Capital Growth Fund, Small Cap Equity Fund, International Equity Fund and Asia Growth Fund, including the statements of investments, as of January 31, 1997 and the related statements of operations, the statements of changes in net assets and the financial highlights for each of the periods presented. These financial statements and the financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting Goldman Sachs Equity Portfolios, Inc. as of January 31, 1997 the results of their operations and the changes in their net assets and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.

                                    ARTHUR ANDERSEN LLP

Boston, Massachusetts
March 15, 1997

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



--------------------------------------  ----------------------------------------









                     [This Page Intentionally Left Blank]









--------------------------------------  ----------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------







--------------------------------------------------------------------------------
This Annual Report is authorized for distribution to prospective investors only when preceded or accompanied by a Goldman Sachs Equity Portfolios, Inc. Prospectus which contains facts concerning the Fund's objectives and policies, management, expenses and other information.
--------------------------------------------------------------------------------

Goldman Sachs
One New York Plaza
New York, NY 10004

Directors
Ashok N. Bakhru, Chairman
David B. Ford
Douglas C. Grip
Alan A. Shuch
Jackson W. Smart, Jr.
William H. Springer
Richard P. Strubel

Officers
Douglas C. Grip, President
John W. Mosior, Vice President
Nancy L. Mucker, Vice President
Pauline Taylor, Vice President
Scott M. Gilman, Treasurer
John M. Perlowski, Assistant Treasurer
Michael J. Richman, Secretary
Howard B. Surloff, Assistant Secretary

Goldman Sachs
Investment Adviser, Administrator,
Distributor and Transfer Agent

The Goldman Sachs
Equity Portfolios

-------------------

Annual Report
January 31, 1997

Goldman Sachs Balanced Fund
Goldman Sachs Select Equity Fund
Goldman Sachs Growth and Income Fund
Goldman Sachs Capital Growth Fund
Goldman Sachs Small Cap Equity Fund
Goldman Sachs International Equity Fund
Goldman Sachs Asia Growth Fund

[LOGO OF GOLDMAN SACHS APPEARS HERE]

Letter to Shareholders
--------------------------------------------------------------------------------
GOLDMAN SACHS MID-CAP EQUITY FUND
--------------------------------------------------------------------------------

DEAR SHAREHOLDERS:

  We are pleased to have the opportunity to discuss the performance and holdings of the Goldman Sachs Mid-Cap Equity Fund for the 12 months ended January 31, 1997. The U.S. equity market rewarded investors with excellent returns once again in 1996, with the Goldman Sachs Mid-Cap Equity Fund outperforming its benchmark by a wide margin during the period under review. To help put the fund's performance in perspective, we will also provide a brief overview of the economic and investment environment.

OBJECTIVE AND INVESTMENT APPROACH

  The Goldman Sachs Mid-Cap Equity Fund seeks long-term capital growth primarily by investing at least 65% of its total assets in equities with market capitalizations of between $500 million and $7 billion at the time of investment. However, the fund currently intends to emphasize investments in companies with market capitalizations of under $5 billion at the time of investment. The fund is managed with a value style, which means we focus on companies whose stocks we believe are inexpensive relative to their expected long-term earnings growth and their asset value. Investments may include well-known companies that are temporarily out of favor due to cyclical economic conditions or are experiencing near-term difficulties the portfolio managers judge to be temporary in nature. In-depth fundamental research of a company's financial structure, its competitive position in the market and its management's commitment to increasing shareholder value are all critical parts of the fund's investment approach. Though we are not sector investors, we closely monitor the fund's sector and industry exposures compared with the benchmark in an effort to avoid unintentional over- or underweightings.

MID-CAPS PERFORMED WELL, BUT LAGGED LARGE-CAPS

  The U.S. stock market surged to record levels during the period under review, rising an impressive 26.3% (as measured by the Standard & Poor's 500 stock index). After a run-up from January through mid-February, market volatility notably increased, as investor sentiment vacillated between two contradictory concerns. With some economic news, investors feared that the economy was growing too quickly, making higher inflation a possibility, while other news caused them to worry that the economy was slowing, putting earnings at risk. In May, investors briefly overcame their fears and sent the market higher, but their concerns quickly reemerged and caused the market to settle into another choppy trading range that culminated in a sharp sell-off in July. However, stock prices rebounded throughout the second half of the period, as investors became more confident that the environment of low inflation, moderate economic growth and healthy corporate earnings would persist. Though small-cap stocks led the market during the first half of the year, the post-July rally was dominated by a handful of large-cap, growth companies.

  During the period, the mid-cap sector of the stock market recorded a total return of 20.9% (as measured by the Russell Midcap index), lagging its larger peers but slightly outperforming small-cap stocks, which rose 19.0% (as measured by the Russell 2000 index). The divergence between the performance of the different stock capitalizations was primarily a reflection of investors "flight to quality" in the uncertain market, with investors favoring large-cap growth companies that were highly liquid.

Letter to Shareholders
--------------------------------------------------------------------------------
GOLDMAN SACHS MID-CAP EQUITY FUND (cont'd)
--------------------------------------------------------------------------------

ECONOMIC GROWTH REBOUNDED AFTER A WEAK START, THEN MODERATED

  When the period began, lackluster consumer spending, harsh winter weather and the General Motors strike restrained economic growth. Despite these adverse conditions, the economy advanced faster than expected, with first-quarter real GDP growth reported at 2.0% (annualized). Momentum accelerated even more dramatically during the second quarter, as industrial activity, automobile sales and home sales all showed significant improvement. As a result, second-quarter GDP rose a robust 4.7% (annualized), its highest rate in two years.

  The economy's torrid growth cooled markedly during the third quarter, with annualized real GDP slowing to 2.1%, largely due to lackluster consumer spending and a widening U.S. trade deficit. This slowdown proved to be temporary, however, as a wide range of economic reports pointed toward renewed strength from October through December. Fourth-quarter real GDP growth was revised to 3.9% (annualized), reflecting a narrowing trade deficit, rising consumer spending and accelerating manufacturing activity. In January 1997, the economic data suggested that the economy's advance was continuing. Despite firm growth, underlying inflation remained surprisingly mild. For all of 1996, consumer prices rose only 2.9%.

  The U.S. Federal Reserve cut the Federal funds rate by 25 basis points in January 1996, just prior to the start of the period. Though stronger than expected growth shifted investor expectations from further Federal Reserve interest rate cuts to potential tightening, the Fed then left rates unchanged. As of January 31, 1997, the Federal funds rate remained at 5.25%.

PERFORMANCE REVIEW: STRONG OUTPERFORMANCE, LED BY OUR TECHNOLOGY, FINANCIAL AND ENERGY STOCKS

  For the 12-month period ended January 31, 1997, the Goldman Sachs Mid-Cap Equity Fund had a total return of 25.63% based on net asset value, significantly outperforming the 20.90% total return of the fund's benchmark, the Russell Midcap Index. We are also pleased to note that the fund fared very well compared with its peers. For the 12-month period ended January 31, 1997, the fund ranked within the top 20% of the Lipper mid-cap fund category (30th of 157), according to Lipper Analytical Services, Inc. (Please note that Lipper rankings do not take sales charges into account and that past performance is not a guarantee of future results.)

  The fund's strong results came primarily during the second half of the period, and can be attributed to successful stock selection. The best performing stocks came from a wide range of sectors, with technology, financial and energy-related investments performing particularly well. In addition, the fund benefited from several of its positions in consumer nondurables, a sector that had been underweighted early in the period and subsequently increased.

  The fund's top performers included a number of manufacturers of computer-related components. For example, we took advantage of the slump in technology stocks in early 1996 by establishing a position in TERADYNE, INC., a manufacturer of semiconductor testing equipment, at an extremely inexpensive price. The stock then rebounded much faster than we anticipated in advance of the turnaround of the semiconductor cycle. Other successful holdings in the sector were the best performing initial public offering of 1996, CYMER, INC., a producer of excimer lasers used to etch semiconductors, and SEAGATE TECHNOLOGY, INC., the world's largest independent disk-drive maker. Seagate Technology spent much of the past year

Letter to Shareholders
--------------------------------------------------------------------------------
GOLDMAN SACHS MID-CAP EQUITY FUND (cont'd)
--------------------------------------------------------------------------------

integrating its acquisition of Conner Peripherals, Inc., which gave it a dominant market share and made it the most vertically integrated hard disk-drive manufacturer. By the end of the period, we sold the fund's position in Cymer and reduced Teradyne and Seagate Technology as they appreciated and became less undervalued.

  In the financial sector, several of our bank and insurance holdings performed extremely well. Bank stocks included GREENPOINT FINANCIAL CORP., which reported strong demand for its "no-documentation" and "low-documentation" mortgages; REPUBLIC BANK OF NEW YORK CORP., which achieved an earnings improvement due to better than expected revenues and non-interest expense control; and STANDARD FED BANCORPORATION, a Michigan-based thrift that is in the process of being acquired, which we sold after it reached our target price. In the insurance industry, OLD REPUBLIC INTERNATIONAL CORP. enhanced shareholder value in a slow premium growth environment by improving its capital management, which included a stock buyback program; USLIFE CORP. surged amid takeover speculation, and ALLMERICA FINANCIAL CORP. announced a restructuring that would combine its four units.

  The fund also benefited from several of its energy and consumer nondurable investments. TOSCO CORP., an oil refiner and distributor, continued to consolidate its market position through an ambitious acquisition strategy, and LONG ISLAND LIGHTING CO., a New York-based utility, agreed to be acquired by Brooklyn Union Gas Co. at a very attractive price. In the consumer nondurable sector, SUNBEAM CORP., a leading consumer products company, surged due to the aggressive restructuring program initiated by its new CEO; and FRUIT OF THE LOOM, INC. performed well due to increased investor recognition of its ability to improve future cash flow.

DIFFICULT INDUSTRY CONDITIONS IMPACTED SEVERAL HOLDINGS

  Fund holdings that did not fulfill our expectations included several companies that were affected by difficult industry conditions. These included GEON CORP., VISHAY INTERTECHNOLOGY, INC. and STONE CONTAINER CORP., which all suffered when their respective businesses -- chemicals, electronic capacitors, and pulp and paper products -- came under pressure due to increased competition and overcapacity. Another disappointment was CENTRAL MAINE POWER CO., which was impacted by continuing uncertainty in the regulatory environment for electric utilities. We believe that the market has overreacted to the short-term problems facing these companies and the fund continued to hold them as of the end of the period.

NEW INVESTMENTS ADDED DIVERSIFICATION

  After many holdings performed extremely well and were sold upon reaching our price targets, we initiated several new investments that we determined were very undervalued. These included two stocks that were among the fund's 10 largest positions as of the end of the period under review: INTERNATIONAL MULTIFOODS CORP. and UNICOM CORP. International Multifoods Corp., a distributor of specialty foods, has a relatively low valuation, a high degree of operating leverage and new management that is expected to improve profitability, particularly in its vending distribution business. Unicom Corp., an electric utility that operates 12 nuclear units at six sites, generates excess capital and, unlike many other electric utilities, has no utility power purchase problems. We established a position after its stock price declined due to a mandated increase in spending on operations and maintenance, an issue that management believes will not impair the company's long-term prospects.

  We established a major position in PERRIGO CO., the largest manufacturer of store-brand health and

Letter to Shareholders
--------------------------------------------------------------------------------
GOLDMAN SACHS MID-CAP EQUITY FUND (cont'd)
--------------------------------------------------------------------------------

beauty aids, over-the-counter pharmaceuticals and nutritional products. We expect Perrigo to benefit from stricter cost controls as well as its "over-the-counter switch" business, where it produces drugs that are equivalent to brand-name products after the original drug patents expire. These products are a significant new source of revenues because they command higher margins and have higher unit growth. Another new position was IMATION CORP., a spin-off of 3M Co., which manufactures products for data storage, printing and publishing, medical imaging and photography. Imation has a strong balance sheet and is using the cash flow generated by its older businesses to develop new products such as high-capacity disks.

  We significantly increased the fund's existing position in THIOKOL CORP., a defense/aerospace company that has a debt-free balance sheet, trades at a very low earnings multiple and is reducing its dependence on the federal government. As part of this strategy, Thiokol formed a joint venture to manufacture components for commercial aircraft, which will enable it to benefit from an expected upturn in the aircraft cycle.


                                 TOP 10 EQUITY HOLDINGS AS OF JANUARY 31, 1997

COMPANY                                    LINE OF BUSINESS             PERCENTAGE OF TOTAL NET ASSETS
Thiokol Corp.                      Defense/Aerospace                                             3.0%
Shopko Stores, Inc.                Discount Retailer                                             2.5%
Goodyear Tire & Rubber Co.         Tire and Rubber Products                                      2.5%
Republic Bank of New York Corp.    Bank                                                          2.5%
Long Island Lighting Co.           Electric Utilities                                            2.5%
International Multi-foods Corp.    Food Distributor                                              2.4%
Avnet, Inc.                        Electronic Components Distributor                             2.4%
USLife Corporation                 Insurance                                                     2.4%
Unicom Corp.                       Utility                                                       2.4%
Owens-Illinois, Inc.               Packaging                                                     2.4%

OUTLOOK
  As of this writing, we believe the stock market, in general, is somewhat overvalued. Though we still expect the market to achieve positive results in 1997, its returns are unlikely to match the strong returns of 1995 or 1996. Despite the expensive market, the fund's current holdings are attractively valued and we expect them to continue to perform well. We intend to continue to utilize extensive fundamental research to identify attractive, undervalued stocks with solid long-term prospects.


Sincerely,

/s/ Eileen A. Aptman
Eileen A. Aptman
Portfolio Manager


/s/ Ronald E. Gutfleish
Ronald E. Gutfleish
Portfolio Manager

U.S. Active Equity Value
March 3, 1997

Letter to Shareholders
--------------------------------------------------------------------------------
GOLDMAN SACHS MID-CAP EQUITY FUND
--------------------------------------------------------------------------------

The following graph shows the value, as of January 31, 1997, of a $1,000,000 investment made on the inception date of the Fund. For comparative purposes, the performance of the Fund's benchmark (the Russell Midcap Index ("Russell Midcap")) is shown for the appropriate time periods. All performance data shown represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor's shares, when redeemed, to be worth more or less than their original cost.


                            (dollars in thousands)


                          [LINE GRAPH APPEARS HERE]


                              GS MIDCAP    RUSSELL MIDCAP

             8/1/95             $1,000         $1,000
            1/31/96             $1,069         $1,094
            1/31/97             $1,344         $1,523





                  Average Annual Total Return
              -----------------------------------
                      One Year      Since Inception
                                          (a)
              -----------------------------------
Institutional            25.63%          21.65%
 Shares



(a)  Institutional shares commenced operations on August 1, 1995.

Goldman Sachs Mid-Cap Equity Fund
--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS
January 31, 1997

Shares                     Description              Value
-------------------------------------------------------------
Common Stocks--96.5%
Airlines--2.0%
102,400           Continental Airlines,           $ 2,867,200
                  Inc.*
-------------------------------------------------------------
APPLIANCE MANUFACTURER--1.8%
95,300            Sunbeam Corp., Inc.               2,644,575
-------------------------------------------------------------
AUTO--ORIGINAL EQUIPMENT MANUFACTURER--0.7%
48,500            Exide Corp.                       1,091,250
-------------------------------------------------------------
BANKS--4.1%
27,600            Greenpoint Financial Corp.        1,504,200
40,700            Republic Bank of New York         3,607,038
                  Corp.
14,800            Unionbancal Corp.                   791,800
                                                    5,903,038
-------------------------------------------------------------
CHEMICALS--COMMODITY--1.2%
94,600            Geon Co.                          1,773,750
-------------------------------------------------------------
COMPUTERS AND PERIPHERALS--3.2%
124,300           Decisionone Corp.                 2,175,250
48,000            Seagate Technology, Inc.*         2,472,000
                                                    4,647,250
-------------------------------------------------------------
CONSUMER STAPLES--1.8%
56,135            Block Drug Company, Inc.          2,638,345
-------------------------------------------------------------
DEFENSE--3.0%
76,600            Thiokol Corp.                     4,289,600
DEPARTMENT STORES--2.5%
228,000           Shopko Stores, Inc.               3,619,500
-------------------------------------------------------------
ELECTRIC UTILITIES--8.6%
242,100           Central Maine Power Co.           2,693,362
38,500            CMS Energy Corp.                  1,289,750
158,100           Long Island Lighting Co.          3,596,775
147,500           Niagara Mohawk Power              1,493,437
                  Corp.*
145,900           Unicom Corp.                      3,446,888
                                                   12,520,212
-------------------------------------------------------------
FOOD--4.1%
161,900           Chiquita Brands                   2,367,788
                  International, Inc.
197,000           International Multifoods          3,546,000
                  Corp.
                                                    5,913,788
-------------------------------------------------------------
FOREST PRODUCTS--2.7%
31,000            Georgia-Pacific Corp.             2,282,375
130,000           Stone Container Corp.             1,755,000
                                                    4,037,375
-------------------------------------------------------------
HEALTHCARE MANAGEMENT--4.8%
57,800            Health Systems                    1,495,575
                  International, Inc.*
104,900           Horizon CMS Healthcare            1,442,375
                  Corp.
126,400           Tenet Healthcare Corp.*           3,412,800
33,000            Trigon Healthcare Inc.              585,750
                                                    6,936,500
-------------------------------------------------------------
HOME BUILDERS--3.1%
46,000            Centex Corp.                      1,794,000
104,600           Lennar Corp.                      2,784,975
                                                    4,578,975
-------------------------------------------------------------
INSURANCE--LIFE--3.8%
36,900            Reliastar Financial Corp.         2,047,950
84,700            US Life Corp.                     3,472,700
                                                    5,520,650
-------------------------------------------------------------

Shares                    Description            Value
-------------------------------------------------------------
COMMON STOCKS (CONTINUED)
INSURANCE--PROPERTY AND CASUALTY--3.8%
90,100             Allmerica Financial Group      $ 3,299,912
84,300             American States Financial        2,223,413
                   Corp.*
                                                    5,523,325
-------------------------------------------------------------
INSURANCE BROKERS--1.5%
80,900             Old Republic                     2,174,187
                   International
                   Corp.
-------------------------------------------------------------
INVESTMENT BROKERS AND MANAGERS--1.0%
44,300             Lehman Brothers Holdings,        1,400,987
                   Inc.
-------------------------------------------------------------
LOGISTICS/TRUCKING--1.9%
106,800            Consolidated Freightways,        2,710,050
                   Inc.
-------------------------------------------------------------
LEISURE--2.1%
115,300            Royal Caribbean Cruise           3,041,038
                   Lines
-------------------------------------------------------------
MACHINERY--0.9%
22,400             Tecumseh Products, Inc.          1,293,600

MEDIA--1.2%
 76,200            Carmike Cinemas                  1,809,750
-------------------------------------------------------------
MEDICAL--2.5%
     68,800        Owens and Minor, Inc.              705,200
     272,700            Perrigo Co.                 2,897,438
                                                    3,602,638
-------------------------------------------------------------
OIL REFINING AND MARKETING--5.5%
59,400             Ashland Inc.                     2,561,625
34,600             Tosco Corp.                      3,062,100
71,700             Valero Energy Corp.              2,419,875
                                                    8,043,600
-------------------------------------------------------------
PACKAGING--2.4%
144,000            Owens-Illinois Inc.*             3,420,000
-------------------------------------------------------------
RECREATIONAL PRODUCTS--1.7%
149,300            Outboard Marine Corp.            2,482,112

RESTAURANTS--1.8%
369,800            Darden Restaurants               2,681,050
-------------------------------------------------------------
SEMICONDUCTORS AND ELECTRONICS--7.8%
56,600             Avnet, Inc.                      3,502,125
98,000             Imation Corp.                    2,854,250
69,200             Silicon Valley Group,            1,859,750
                   Inc.*
124,250            Vishay Intertechnology,          2,997,531
                   Inc.*
                                                   11,213,656
-------------------------------------------------------------
SOFTWARE--1.4%
62,900             Autodesk, Inc.                   1,989,213
-------------------------------------------------------------
STEEL--1.8%
63,600             AK Steel Holding Corp.           2,559,900
-------------------------------------------------------------
                   SUPERMARKETS--1.9%
168,800            Fleming Companies, Inc.          2,721,900
                   TECHNOLOGY CAPITAL GOODS--1.9%
91,700             Teradyne, Inc.*                  2,831,238
-------------------------------------------------------------
TEXTILES--4.1%
141,100            Angelica Corp.                   2,698,537
82,300             Fruit of the Loom, Inc.*         3,302,287
                                                    6,000,824
-------------------------------------------------------------
                   TIRE AND OTHER RELATED
                   RUBBER PRODUCTS--2.5%
66,200             Goodyear Tire & Rubber Co.       3,607,900
-------------------------------------------------------------
TOBACCO--1.4%
67,000             Universal Corp.                  2,077,000
-------------------------------------------------------------
TOTAL COMMON STOCKS (Cost $118,250,113)        $  140,165,976
-------------------------------------------------------------

Goldman Sachs Mid-Cap Equity Fund
--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (continued)
January 31, 1997


Principal Amount
                                    Interest Rate     Maturity Date        Value
-----------------------------------------------------------------------------------
REPURCHASE AGREEMENT--2.8%
Joint Repurchase Agreement Account
$4,100,000                                    5.63%          02/03/97  $  4,100,000
-----------------------------------------------------------------------------------
TOTAL REPURCHASE AGREEMENT
(Cost $4,100,000)                                                      $  4,100,000
TOTAL INVESTMENTS (COST $122,350,113)**                                $144,265,976
-----------------------------------------------------------------------------------
FEDERAL INCOME TAX INFORMATION:
 Gross unrealized gain for investments in which value exceeds cost
                                                                       $ 27,053,378
 Gross unrealized loss for investments in which cost exceeds value
                                                                         (5,196,819)
-----------------------------------------------------------------------------------
 Net unrealized gain                                                   $ 21,856,559
-----------------------------------------------------------------------------------

*   Non-income producing security.
**  The aggregate cost for federal income tax purposes is $122,409,417.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

Goldman Sachs Mid-Cap Equity Fund
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
January 31, 1997


ASSETS:
Investment in securities, at value (identified cost               $144,265,976
 $122,350,113)
Cash                                                                    31,121
Receivables:
    Fund shares sold                                                    87,576
    Investment securities sold                                       4,552,534
    Dividends and interest                                              56,999
Deferred organization expenses, net                                     60,056
Other assets                                                            10,218

TOTAL ASSETS                                                       149,064,480

LIABILITIES:
Payables:
    Investment securities purchased                                  3,687,585
    Investment advisory fees                                            71,762
    Administration fees                                                 18,370
    Transfer agent fees                                                  4,807
Accrued expenses and other liabilities                                  28,626

TOTAL LIABILITIES                                                    3,811,150

NET ASSETS:
Paid-in capital                                                    115,859,949
Distributions in excess of net investment income                       (25,142)
Accumulated undistributed net realized gain on investment and        7,502,660
 option transactions
Net unrealized gain on investments                                  21,915,863

NET ASSETS                                                        $145,253,330

Total shares of beneficial interest outstanding, $.001 par           7,755,774
 value (50,000,000 shares authorized)
Net asset value, offering and redemption price per share (net           $18.73
 assets/shares outstanding)


The accompanying notes are an integral part of these financial statements.

Goldman Sachs Mid-Cap Fund
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
For the Year Ended January 31, 1997

--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends                                 $ 2,631,906
Interest                                      188,358
TOTAL INCOME                                2,820,264
-----------------------------------------------------
EXPENSES:
Investment adviser fees                       771,956
Administration fees                           192,989
Professional fees                              68,906
Transfer agent fees                            51,464
Custodian fees                                 29,506
Amortization of deferred organization          17,213
 expenses
Directors' fees                                 2,234
Other                                          31,778
-----------------------------------------------------
TOTAL EXPENSES                             $1,166,046
Less Expenses reimbursable by Goldman         (72,441)
 Sachs

NET EXPENSES                                1,093,605
NET INVESTMENT INCOME                       1,726,659
-----------------------------------------------------
REALIZED AND UNREALIZED GAIN ON
 INVESTMENT AND OPTION TRANSACTIONS:
Net realized gain on investment            13,627,039
 transactions
Net realized gain on options written           40,466
Net change in unrealized gain on           14,749,074
 investments
-----------------------------------------------------
NET REALIZED AND UNREALIZED GAIN ON        28,416,579
 INVESTMENT AND OPTION TRANSACTIONS
-----------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING      $30,143,238
 FROM OPERATIONS
-----------------------------------------------------



The accompanying notes are an integral part of these financial statements.

Goldman Sachs Mid-Cap Equity Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Selected Data for a Share Outstanding throughout Each Period


--------------------------------------------------------------------------------


                                                    FOR THE                                 FOR THE
                                                  YEAR ENDED                              PERIOD ENDED
                                               JANUARY 31, 1997                       JANUARY 31, 1996 (A)
                                        ----------------------------             ---------------------------
FROM OPERATIONS:
Net investment income                                   $  1,726,659                            $  1,088,855
Net realized gain on investment                           13,627,039                                 547,655
 transactions
Net realized gain (loss) on options                           40,466                                 (83,442)
 written
Net change in unrealized gain on                          14,749,074                               7,166,789
 investments
------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting
from operations                                            30,143,238                              8,719,857
------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income                                (1,837,675)                               (986,293)
In excess of net investment income                           (25,142)                                    ---
From net realized gains                                   (6,629,058)                                    ---
Total distributions to shareholders                       (8,491,875)                               (986,293)
------------------------------------------------------------------------------------------------------------

FROM SHARE TRANSACTIONS:                  SHARES                                   SHARES
------------------------------------------------------------------------------------------------------------
Proceeds from sales of shares                227,071       3,933,239               9,029,858     135,730,361
Reinvestment of dividends and                483,747       8,489,760                  64,045         986,293
 distributions
Cost of shares repurchased                (1,480,859)    (24,491,993)               (568,088)     (8,779,257)
Net increase (decrease) in net assets
 resulting from share transactions          (770,041)    (12,068,994)              8,525,815     127,937,397

------------------------------------------------------------------------------------------------------------
TOTAL INCREASE                                             9,582,369                             135,670,961
NET ASSETS:
Beginning of period                                      135,670,961                                     ---
End of period                                           $145,253,330                            $135,670,961
------------------------------------------------------------------------------------------------------------
Accumulated undistributed
 (distributions in excess of) net                       $    (25,142)                           $    102,562
 investment income
------------------------------------------------------------------------------------------------------------

(a) For the period from August 1, 1995 (commencement of operations) to January 31, 1996.


The accompanying notes are an integral part of these financial statements.

Goldman Sachs Mid-Cap Equity Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Selected Data for a Share Outstanding Throughout Each Period

--------------------------------------------------------------------------------

                                                                     FOR THE                    FOR THE
                                                                    YEAR ENDED                PERIOD ENDED
                                                                 JANUARY 31, 1997          JANUARY 31, 1996 (a)
                                                        ------------------------------------------------------
Net asset value, beginning of period                          $      15.91                     $      15.00
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                                                0.24                             0.13
Net realized and unrealized gain on investments                       3.77                             0.90
 and options
------------------------------------------------------------------------------------------------------------
Total income (loss) from investment operations                        4.01                             1.03
------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                                (0.24)                           (0.12)
------------------------------------------------------------------------------------------------------------
In excess of net investment income                                   (0.02)                              --
Net realized gain on investments and option                          (0.93)                              --
 transactions
------------------------------------------------------------------------------------------------------------
Total distributions to shareholders                                  (1.19)                           (0.12)
------------------------------------------------------------------------------------------------------------
Net increase in net asset value                                       2.82                             0.91
------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $      18.73                     $      15.91
Total return /(b)/                                                   25.63%                            6.89% /(d)/
Portfolio turnover rate                                              74.03%                           58.77% /(d)/
Average commission rate /(e)/                                 $     0.0547                               --
Net assets at end of period                                   $145,253,330                     $135,670,961
Ratio of net expenses to average net assets /(c)/                     0.85%                            0.85%
Ratio of net investment income to average net assets /(c)/            1.35%                            1.67%
Ratios assuming no expense limitations:
      Ratio of expenses to average net assets /(c)/                   0.91%                            0.98%
      Ratio of net investment income to average net assets /(c)/      1.29%                            1.54%
------------------------------------------------------------------------------------------------------------

/(a)/ For the period from August 1, 1995 (commencement of operations) to January
     31, 1996.
/(b)/ Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions and a complete redemption of the investment at the net asset value at the end of the period.
/(c)/  Annualized.
/(d)/  Not annualized.
/(e)/ For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate on security transactions on which commissions are charged. This rate may vary due to various types of transactions and number of security trades executed.

The accompanying notes are an integral part of these financial statements.

Goldman Sachs Mid-Cap Equity Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
January 31, 1997

--------------------------------------------------------------------------------
1.  ORGANIZATION

Goldman Sachs Mid-Cap Equity Fund ("the Fund") is a separate diversified portfolio of Goldman SachsEquity Portfolios, Inc. (the "Company"). The Company consists of eight funds and is a Marylandcorporation registered under the Investment Company Act of 1940, as amended, as an open-end,management investment company. The Fund offers two classes of shares - Institutional shares andService shares. No Service shares were outstanding as of January 31, 1997.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significantaccounting policies consistently followed by the Fund. The preparation of financial statements inconformity with generally accepted accounting principles requires management to make estimatesand assumptions that may affect the reported amounts.

A.  Investment Valuation
--  --------------------

Investments in securities traded on a U.S. or foreignsecurities exchange or the NASDAQ system are valued daily at their last sale or closing price on theprincipal exchange on which they are traded or NASDAQ. If no sale occurs, securities traded on aU.S. exchange or NASDAQ are valued at the mean between the closing bid and asked price, andsecurities traded on a foreign exchange will be valued at the official bid price. Unlisted equity anddebt securities for which market quotations are available are valued at the mean between the mostrecent bid and asked prices. Debt securities are valued at prices supplied by an independent pricingservice, which reflect broker/dealer-supplied valuations and matrix pricing systems. Short-termdebt obligations maturing in sixty days or less are valued at amortized cost. Restricted securities, andother securities for which quotations are not readily available, are valued at fair value using methodsapproved by the Board of Directors of the Company.

B.  Securities Transactions and Investment Income
--  ---------------------------------------------

Securities transactions are recorded on the tradedate. Realized gains and losses on sales of investments are calculated on the identified-costbasis. Dividend income is recorded on the ex-dividend date. Dividends for which the Fund hasthe choice to receive either cash or stock are recognized as investment income in an amountequal to the cash dividend. This amount is also used as an estimate of the fair value of the stockreceived. Interest income is determined on a basis of interest accrued, premium amortized anddiscount earned.

C.  Federal Taxes
--  -------------

It is the Fund's policy to comply with the requirements of the Internal Revenue Codeapplicable to regulated investment companies and to distribute substantially all of its investmentcompany taxable income and capital gains to its shareholders. Accordingly, no federal tax provisionis required. The characterization of distributions to shareholders for financial reporting purposes isdetermined in accordance with income tax rules. Therefore, the source of a portfolio's distributionsmay be shown in the accompanying financial statements as either from or in excess of netinvestment income or net realized gain on investment transactions, or from capital, dependingon the type of book/tax differences that may exist.

D.  Deferred Organization Expenses
--  ------------------------------
Organization-related costs are being amortized on a straight-line basis over a period of five years.

Goldman Sachs Mid-Cap Equity Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
January 31, 1997

--------------------------------------------------------------------------------

E.  Expenses
--  --------

Expenses incurred by the Company which do notspecifically relate to an individual fund of the Company are allocated to the funds based on eachfund's relative average net assets for the period.

F.  Option Accounting Principles
--  ----------------------------

When the Fund writes call or put options, an amount equal to the premium received is recordedas an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a written option expires onits stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes again or loss without regard to any unrealized gain or loss on the underlying security, and the liabilityrelated to such option is extinguished. When a written call option is exercised, the Fund realizes again or loss from the sale of the underlying security, and the proceeds of the sale are increasedby the premium originally received. When a written put option is exercised, the amount of thepremium originally received will reduce the cost of the security which the Fund purchases uponexercise. There is a risk of loss from a change in value of such options which may exceed the relatedpremiums received.

  Upon the purchase of a call option or aprotective put option by the Fund, the premium paid is recorded as an investment and subsequentlymarked-to-market to reflect the current market value of the option. If an option which the Fundhas purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount ofthe cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gainor loss, depending on whether the sale proceeds from the closing sale transaction are greater or lessthan the cost of the option. If the Fund exercises a purchased put option, the Fund will realize a gainor loss from the sale of the underlying security, and the proceeds from such sale will be decreased bythe premium originally paid. If the Fund exercises a purchased call option, the cost of the securitywhich the Fund purchases upon exercise will be increased by the premium originally paid.

G.  Futures Contracts
--  -----------------

The Fund may enter into financial futures contracts for hedging purposes or to increase total return. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cashor securities equal to the minimum "initial margin" requirement of the futures exchange on which thecontract is traded. Subsequent payments ("variation margin") are made or received by theFund each day, dependent on the daily fluctuations in the value of the underlying index, and arerecorded for financial reporting purposes as unrealized gains or losses by the Fund. Whenentering into a closing transaction, for book purposes, the Fund will realize a gain or loss equalto the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price, unless such price does not reflectthe fair market value of the contract, in which case the position will be valued using methods approvedby the Board of Directors of the Company.

  Certain risks may arise upon entering intofutures contracts. The predominant risk is that the changes in the value of the futures contract may notdirectly correlate with changes in the value of the underlying securities. This risk may decrease theeffectiveness of the Fund's hedging strategies and may also result in a loss to the Fund.

Goldman Sachs Mid-Cap Equity Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
January 31, 1997

--------------------------------------------------------------------------------

3.  AGREEMENTS

Goldman Sachs Asset Management ("GSAM"), aseparate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), acts as the Fund'sinvestment adviser pursuant to an Investment Advisory Agreement. Under the InvestmentAdvisory Agreement, GSAM, subject to the general supervision of the Company's Board of Directors,manages the Fund's portfolio. As compensation for the services rendered under the AdvisoryAgreement and the assumption of the expenses related thereto, GSAM is entitled to a fee,computed daily and payable monthly, at an annual rate equal to .60% of the Fund's average daily netassets.

  GSAM also acts as the Fund's administratorpursuant to an Administration Agreement. Under the Administration Agreement, GSAM administersthe Fund's business affairs, including providing facilities. As compensation for the servicesrendered pursuant to the Administration Agreement, the Fund pays GSAM a fee, computeddaily and payable monthly, at an annual rate equal to .15% of the Fund's average daily net assets.

  Goldman Sachs has voluntarily agreed to reduce or limit certain "Other Expenses" (excludingadvisory, administration, service plan and transfer agent fees and litigation, indemnification, taxes,interest, brokerage commissions and extraordinary expenses) until further notice to the extent suchexpenses exceed
 .06% of the average daily net assets of the Fund. For the year ended January 31,1997, these expense reimbursements amounted to $72,441 and Goldman Sachs owed the Fund $8,717at year end.

  Goldman Sachs serves as the Distributor ofshares of the Fund pursuant to a distribution agreement and receives no fee. Goldman Sachsalso serves as the Transfer Agent of the Fund for a fee.

4.  LINE OF CREDIT FACILITY

The Fund participates in a $250,000,000 uncommitted, unsecured revolving line of creditfacility. In addition, the Fund participates in a $50,000,000 committed, unsecured revolving lineof credit facility. Both facilities are to be used solely for temporary or emergency purposes. Under the most restrictive arrangement, the Fund must own securities having a market value inexcess of 300% of the total bank borrowings. The interest rate on the borrowings is based on theFederal Funds rate. The committed facility also requires a fee to be paid based on the amount of thecommitment which has not been utilized. During the year ended January 31, 1997, the Fund did nothave any borrowings under these facilities.

5.  PORTFOLIO SECURITIES TRANSACTIONS

Purchases and proceeds of sales or maturities ofsecurities (excluding short-term investments and options) for the year ended January 31, 1997 were$92,601,511 and $112,186,001, respectively.

 For the year ended January 31, 1997, optiontransactions in the Fund were as follows:


Put Options written     Contracts   Premium Received
----------------------------------------------------
Balance outstanding,
beginning of period         --      $             --
Options written               240             40,466
Options expired              (240)           (40,466)
----------------------------------------------------
Balance outstanding,
end of period                  --           $      0
----------------------------------------------------


  Certain risks arise related to written call or put options from the possible inability of counterpartiesto meet terms of their contracts.

  For the year ended January 31, 1997, GoldmanSachs earned approximately $22,000 of brokerage commissions from portfolio transactions executedon behalf of the Fund.

Goldman Sachs Mid-Cap Equity Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
January 31, 1997

--------------------------------------------------------------------------------

6.  REPURCHASE AGREEMENTS

During the term of a repurchase agreement, thevalue of the underlying securities, including accrued interest, is required to equal or exceed thevalue of the repurchase agreement. The underlying securities for all repurchase agreements are held insafekeeping at the Fund's custodian.

7.  JOINT REPURCHASE AGREEMENT ACCOUNT

The Fund, together with other registered investment companies having advisory agreements withGSAM, transfer uninvested cash balances into joint accounts, the daily aggregate balance of which isinvested in one or more repurchase agreements. The underlying securities for the repurchaseagreements are U.S. Treasury obligations. At January 31, 1997, the Fund had an undividedinterest in the repurchase agreements in the following joint account which equaled $4,100,000in principal amount. At January 31, 1997, the repurchase agreements held in this joint account,along with the corresponding underlying securities (including the type of security, market value,interest rate and maturity date) were as follows:


Principal                                    Interest   Maturity    Amortized
Amount                                         Rate       Date         Cost
--------------------------------------------------------------------------------
Bear Stearns Securities, dated 01/31/97, repurchase price
$800,375,333 (GNMA: $26,604,837, 7.50%, 10/15/26; FNMA:
$720,411,516, 5.50% - 8.00%, 02/01/09 -09/01/26; FHLMC:
77,372,676, 6.0% -$ 8.0%, 04/01/98 - 07/01/26)
$800,000,000                                     5.63%  02/03/97  $  800,000,000

Nomura Securities, dated 01/31/97, repurchase price
$100,047,083 (GNMA: $102,007,864, 5.5% - 10.25%
01/15/20 - 01/20/27)
  100,000,000                                    5.65   02/03/97     100,000,000

Lehman Government Securities, dated 01/31/97, repurchase
price $201,894,173 (U.S. Treasury Notes: $191,656,654,
6.375%, 01/15/00-08/15/02; U.S. Treasury Stripped
Securities: $14,095,535 05/15/02 - 11/15/03)
  201,800,000                                    5.60   02/03/97     201,800,000

TOTAL JOINT REPURCHASE AGREEMENT ACCOUNT                          $1,101,800,000
--------------------------------------------------------------------------------

8.  CERTAIN RECLASSIFICATIONS

In accordance with Statement of Position 93-2, theMid-Cap Equity Fund has reclassified $8,454 from paid-in capital to distributions in excess of netinvestment income. These reclassifications have no impact on the net asset value of the Fund and isdesigned to present the Fund's capital accounts on a tax basis.

9.  OTHER MATTERS

As of January 31, 1997, The Goldman, Sachs & Co. Employees Profit Sharing and Retirement IncomePlan was the beneficial owner of approximately 98% of the outstanding shares of the Fund.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareholders and Board of Directors of GoldmanSachs Mid-Cap Equity Fund:

  We have audited the accompanying statement ofassets and liabilities of Goldman Sachs Mid-Cap Equity Fund, one of the portfolios constituting Goldman Sachs Equity Portfolios, Inc., including the statement of investments, as of January 31, 1997, and the relatedstatement of operations and the statement of changes in net assets and the financial highlights for the periodspresented. These financial statements and the financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlightsbased on our audits.

  We conducted our audits in accordance withgenerally accepted auditing standards. Those standards require that we plan and perform the audit to obtainreasonable assurance about whether the financial statements and the financial highlights are free ofmaterial misstatement. An audit includes examining, on a test basis, evidence supporting the amounts anddisclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accountingprinciples used and significant estimates made by management, as well as evaluating the overall financialstatement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and the financial highlights referred to above present fairly, in allmaterial respects, the financial position of Goldman Sachs Mid-Cap Equity Fund as of January 31, 1997, theresults of its operations and the changes in its net assets and the financial highlights for the periods presented, inconformity with generally accepted accounting principles.



                                                             ARTHUR ANDERSEN LLP
Boston, Massachusetts
March 15, 1997

Goldman Sachs
1 New York Plaza
New York, NY  10004



DIRECTORS
Ashok N. Bakhru, Chairman
David B. Ford
Douglas C. Grip
Alan A. Shuch
Jackson W. Smart, Jr.
William H. Springer
Richard P. Strubel

OFFICERS
Douglas C. Grip, President
John W. Mosior, Vice President
Nancy L. Mucker, Vice President
Pauline Taylor, Vice President
Scott M. Gilman, Treasurer
John M. Perlowski, Assistant Treasurer
Michael J. Richman, Secretary
Howard B. Surloff, Assistant Secretary



GOLDMAN SACHS
Investment Adviser, Administrator,
Distributor and Transfer Agent

                                   Appendix A

                          DESCRIPTION OF BOND RATINGS*

                        MOODY'S INVESTORS SERVICE, INC.


     Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.


     Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.


     A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.



     Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.


-----------------------------------------

* The rating system described herein are believed to be the most recent ratings systems available from Moody's Investors Service, Inc. and Standard and Poor's Ratings Group at the date of this Additional Statement for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which will be given to these securities on the date of the Fund's fiscal year end.


     Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.


     B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.


     Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.


     Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such

                                      1-A
issues are often in default or have other marked shortcomings.


     C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


     Unrated: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.


     Should no rating be assigned, the reason may be one of the following:


     1.    An application for rating was not received or accepted.

     2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

     3.   There is a lack of essential data pertaining to the issue or issuer.

     4. The issue was privately placed, in which case the rating is not published in Moody's publications.


     Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.


     Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believe possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, Ba1 and B1.


                        STANDARD & POOR'S RATINGS GROUP


     AAA: Bonds rated AAA have the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.


     AA: Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.


     A: Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.


     BBB: Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.


     BB, B, CCC, CC, C: Bonds rated BB, B, CCC, CC and C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties of major risk exposures to adverse conditions.


     D: Bonds rated D are in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired,

                                      2-A
unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.


     Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.


     N.R.:  Not rated.

                                      3-A

                                  Appendix B



                  BUSINESS PRINCIPLES OF GOLDMAN, SACHS & CO.

     Goldman Sachs is noted for its Business Principles, which guide all of the firm's activities and serve as the basis for its distinguished reputation among investors worldwide.


     OUR CLIENT'S INTERESTS ALWAYS COME FIRST. Our experience shows that if we serve our clients well, our own success will follow.


     OUR ASSETS ARE OUR PEOPLE, CAPITAL AND REPUTATION. If any of these assets diminish, reputation is the most difficult to restore. We are dedicated to complying fully with the letter and spirit of the laws, rules and ethical principles that govern us. Our continued success depends upon unswerving adherence to this standard.


     WE TAKE GREAT PRIDE IN THE PROFESSIONAL QUALITY OF OUR WORK. We have an uncompromising determination to achieve excellence in everything we undertake. Though we may be involved in a wide variety and heavy volume of activity, we would, if it came to a choice, rather be best than biggest.


     WE STRESS CREATIVITY AND IMAGINATION IN EVERYTHING WE DO. While recognizing that the old way may still be the best way, we constantly strive to find a better solution to a client's problems. We pride ourselves on having pioneered many of the practices and techniques that have become standard in the industry.



     WE STRESS TEAMWORK IN EVERYTHING WE DO . While individual creativity is always encouraged, we have found that team effort often produces the best results. We have no room for those who put their personal interests ahead of the interests of the firm and its clients.


     INTEGRITY AND HONESTY ARE THE HEART OF OUR BUSINESS. We expect our people to maintain high ethical standards in everything they do, both in their work for the firm and in their personal lives.

                                      1-B

      GOLDMAN, SACHS & CO.'S INVESTMENT BANKING AND SECURITIES ACTIVITIES


     Goldman, Sachs & Co. is a leading global investment banking and securities firm with a number of distinguishing characteristics.


     . Privately owned and ranked among Wall Street's best capitalized firms, with partners' capital of approximately $5.3 billion as of November 29, 1996.

     . With thirty-four offices around the world, Goldman Sachs employs over 9,000 professionals focused on opportunities in major markets.

     .    A research budget of $200 million for 1997.


     . The number one lead manager of U.S. common stock offerings for the past eight years (1989-1996).*





* Source:  Securities Data Corporation. Common stock ranking excludes REITs,
  ====================================
Investment Trusts and Rights.

                                      2-B

                  GOLDMAN, SACHS & CO.'S HISTORY OF EXCELLENCE


1865      End of Civil War

1869      Marcus Goldman opens Goldman Sachs

1890      Dow Jones Industrial Average first published

1896      Goldman Sachs joins New York Stock Exchange


1906      Goldman Sachs takes Sears Roebuck public (oldest ongoing client)

          Dow Jones Industrial Average tops 100

1925 Goldman Sachs finances Warner Brothers, producer of the first talking film

1956      Goldman Sachs co-manages Ford's public offering, the largest to date

1970      London office opens

1972      Dow Jones Industrial Average breaks 1000


1986      Goldman Sachs takes Microsoft public

1990 Provides advisory services for the largest privatization in the region of the sale of Telefonos de Mexico

1992     Dow Jones Industrial Average breaks 3000

1993 Goldman Sachs is lead manager in taking Allstate public, largest equity offering to date ($2.4 billion)

1995     Dow Jones Industrial Average breaks 4000

1996     Dow Jones Industrial Average breaks 6000

                                      3-B

INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY STATE.



                     SUBJECT TO COMPLETION -- JUNE 13, 1997

                                     PART B

                      STATEMENT OF ADDITIONAL INFORMATION

                              INSTITUTIONAL SHARES

                 GOLDMAN SACHS ADJUSTABLE RATE GOVERNMENT FUND
                  GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND
                   GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

                      GOLDMAN SACHS GOVERNMENT INCOME FUND
                      GOLDMAN SACHS MUNICIPAL INCOME FUND
                      GOLDMAN SACHS CORE FIXED INCOME FUND
                        GOLDMAN SACHS GLOBAL INCOME FUND
                         GOLDMAN SACHS HIGH YIELD FUND
                   (EACH A PORTFOLIO OF GOLDMAN SACHS TRUST)
                              Goldman Sachs Trust
                                4900 Sears Tower
                            Chicago, Illinois 60606

This Statement of Additional Information (the "Additional Statement") is not a prospectus. This Additional Statement describes each of the above-referenced series of Goldman Sachs Trust. This Additional Statement should be read in conjunction with the prospectus for the Institutional Shares of Goldman Sachs Adjustable Rate Government Fund, Goldman Sachs Short Duration Government Fund, Goldman Sachs Short Duration Tax-Free Fund, Goldman Sachs Government Income Fund, Goldman Sachs Municipal Income Fund, Goldman Sachs Core Fixed Income Fund, Goldman Sachs Global Income Fund and Goldman Sachs High Yield Fund, dated ____, 1997, as amended and/or supplemented from time to time (the "Prospectus"), which may be obtained without charge from Goldman, Sachs & Co. by calling the telephone number, or writing to one of the addresses, listed below.

                               TABLE OF CONTENTS

Introduction                           B-3
   Other Investments and Practices    B-10
   Investment Restrictions            B-53
   Management                         B-70
   Portfolio Transactions             B-86
   Shares of the Trust                B-87
   Net Asset Value                    B-92
   Taxation                           B-93
   Performance Information            B-105
   Other Information                  B-117
   Financial Statements               B-118
   Appendix A                         1-A
   Appendix B                         1-B

The date of this Additional Statement is _______, 1997.

GOLDMAN SACHS ASSET MANAGEMENT            GOLDMAN SACHS ASSET
ADVISER TO GOLDMAN SACHS                    MANAGEMENT INTERNATIONAL
 SHORT DURATION TAX-FREE FUND,            ADVISER TO GOLDMAN SACHS
 GOLDMAN SACHS GOVERNMENT                   GLOBAL INCOME FUND
 INCOME FUND, GOLDMAN SACHS               133 PETERBOROUGH COURT
 MUNICIPAL INCOME FUND,                   LONDON EC4A 2BB, ENGLAND
 GOLDMAN SACHS CORE FIXED
 INCOME FUND AND GOLDMAN
 SACHS HIGH YIELD FUND                    GOLDMAN, SACHS & CO.
ONE NEW YORK PLAZA                        DISTRIBUTOR
NEW YORK, NEW YORK 10004                  85 BROAD STREET
                                          NEW YORK, NY 10004
GOLDMAN SACHS FUNDS
 MANAGEMENT, L.P.
ADVISER TO GOLDMAN SACHS                     GOLDMAN, SACHS & CO.
 ADJUSTABLE RATE GOVERNMENT FUND          TRANSFER AGENT
 AND GOLDMAN SACHS SHORT DURATION         4900 SEARS TOWER
 GOVERNMENT FUND                          CHICAGO, ILLINOIS 60606
ONE NEW YORK PLAZA
NEW YORK, NEW YORK 10004





                    TOLL FREE (IN U.S.) .......800-621-2550

                                  INTRODUCTION

         Goldman Sachs Trust (the "Trust") was formed under the laws of the state of Delaware on January 28, 1997. The Trust is a successor to a Massachusetts business trust that was merged with the Trust on April 30, 1997. The Trust assumed its current name on March 22, 1991. The Trustees of the Trust have authority under the Declaration of Trust to create and classify shares into separate series and to classify and reclassify any series of shares into one or more classes without further action by shareholders. Pursuant thereto, the Trustees have created the following series, among others: Goldman Sachs Adjustable Rate Government Fund ("Adjustable Rate Fund"), Goldman Sachs Core Fixed Income Fund ("Core Fund"), Goldman Sachs Global Income Fund ("Global Income Fund"), Goldman Sachs Government Income Fund ("Government Income Fund"), Goldman Sachs Municipal Income Fund ("Municipal Income Fund"), Goldman Sachs Short Duration Tax-Free Fund ("Short Duration Tax-Free Fund"), Goldman Sachs Short Duration Government Fund ("Short Duration Government Fund") and Goldman Sachs High Yield Fund ("High Yield Fund") and 27 other series of shares. Adjustable Rate Fund, Core Fund, Global Income Fund, Government Income Fund, Municipal Income Fund, Short Duration Tax-Free Fund, Short Duration Government Fund and High Yield Fund are each sometimes referred to herein as a "Fund" and collectively as the "Funds." Short Duration Government Fund, Short Duration Tax-Free Fund and Core Fund are each authorized to issue six classes of shares:
Institutional Shares, Administration Shares, Service Shares, Class A Shares, Class B Shares and Class C Shares. Adjustable Rate Fund is authorized to issue four classes of shares: Institutional Shares, Administration Shares, Service Shares and Class A Shares. Government Income Fund, Municipal Income Fund, Global Income Fund and High Yield Fund are authorized to issue five classes of shares: Institutional Shares, Service Shares, Class A Shares, Class B Shares and Class C Shares. Additional series may be added in the future from time to time.

         Goldman Sachs Asset Management ("GSAM"), a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as the investment adviser to Core Fund, Government Income Fund, Municipal Income Fund, Short Duration Tax-Free Fund and High Yield Fund. Goldman Sachs Asset Management International ("GSAMI"), an affiliate of Goldman Sachs, serves as investment adviser to the Global Income Fund. Goldman Sachs Funds Management, L.P. ("GSFM"), an affiliate of Goldman Sachs, serves as the investment adviser to Adjustable Rate Fund and Short Duration Government Fund. GSAM, GSAMI and GSFM are each sometimes referred to herein as the "Adviser" and collectively herein as the "Advisers." In addition, Goldman Sachs serves as each Fund's distributor and transfer agent. Each Fund's custodian is State Street Bank and Trust Company.

         Because each Fund's shares may be redeemed upon request of a shareholder on any business day at net asset value, the Funds offer greater liquidity than many competing investments, such as certificates of deposit and direct investments in certain securities in which the respective Fund may invest. However, unlike certificates of deposits, shares of the Funds are not insured by the Federal Deposit Insurance Corporation.

         The following information relates to and supplements the description of each Fund's investment policies contained in the Prospectus. See the Prospectus for a fuller description of each Fund's investment objective and policies. Investing in the Funds entails certain risks and there is no assurance that a Fund will achieve its objective.

         EXPERIENCED MANAGEMENT.  Successfully creating and managing a
         ----------------------
diversified portfolio of securities requires professionals with extensive experience. Goldman Sachs' highly skilled portfolio management team brings together many years of experience in the analysis, valuation and trading of U.S. and foreign fixed-income securities.

 ADJUSTABLE RATE FUND AND SHORT DURATION GOVERNMENT FUND

         Adjustable Rate Fund and Short Duration Government Fund are both designed for investors who seek a high level of high current income, relative stability of principal and the high credit quality of securities issued or guaranteed by the U.S. government or its agencies, instrumentalities or sponsored enterprises, without incurring the administrative and accounting burdens involved in direct investment.

         Market and economic conditions may affect the investments of Adjustable Rate Fund and Short Duration Government Fund differently than the investments normally purchased by such investors. Relative to U.S. Treasury and non-fluctuating money market instruments, the market value of adjustable rate mortgage securities in which Adjustable Rate and Short Duration Government Funds may invest may be adversely affected by increases in market interest rates. Conversely, decreases in market interest rates may result in less capital appreciation for adjustable rate mortgage securities in relation to U.S. Treasury and money market investments.

         HIGH CURRENT INCOME.  Adjustable Rate and Short Duration Government
         -------------------
Funds seek a higher current yield than a money market fund or than that offered by bank certificates of deposit and money market accounts. However, the Adjustable Rate and Short Duration Government Funds do not maintain a constant net asset value per share and are subject to greater fluctuations in the value of their shares than a money market fund. Unlike bank certificates of deposit and money market accounts, investments in shares of the Funds are not insured or guaranteed by any government agency. Each of the Adjustable Rate and Short Duration Government Funds seeks to provide such high current income without sacrificing credit quality.

         RELATIVE LOW VOLATILITY OF PRINCIPAL.  Adjustable Rate Fund seeks to
         -------------------------------------
minimize net asset value fluctuations by investing primarily in adjustable rate mortgage pass-through securities and other mortgage securities with periodic interest rate resets, maintaining a maximum duration of two years and a target duration equal to that of a six-month to one-year U.S. Treasury security, and utilizing certain active management techniques to seek to hedge interest rate risk. Short Duration Government Fund seeks to minimize net asset value fluctuations by utilizing certain interest rate hedging techniques and by maintaining a maximum duration of not more than three years. The duration target of the Short Duration Government Fund is that of the 2-year U.S. Treasury Security plus or minus .5 years. There is no assurance that these strategies for the Adjustable Rate Fund and Short Duration Government Fund will always be successful.

         PROFESSIONAL MANAGEMENT AND ADMINISTRATION.  Investors who invest in
         -------------------------------------------
securities of the Government National Mortgage Association ("Ginnie Mae") and other mortgage-backed securities may prefer professional management and administration of their mortgage-backed securities portfolios. A well-diversified portfolio of such securities emphasizing minimal fluctuation of net asset value requires significant active management as well as significant accounting and administrative resources. Members of Goldman Sachs' highly skilled portfolio management team bring together many years of experience in the analysis, valuation and trading of U.S. fixed-income securities.

GOVERNMENT INCOME FUND

         Government Income Fund is designed for investors who seek the relatively high current income, relative safety of principal and the high credit quality of securities issued by the U.S. government or its agencies, instrumentalities or sponsored enterprises, without incurring the administrative and account burdens involved in direct investment.

         Government Income Fund's overall returns are generally likely to move in the same direction as interest rates. Therefore, when interest rates decline, Government Income Fund's return is also likely to decline. In exchange for accepting a higher degree of share price fluctuation, investors have the potential to achieve a higher return from the Government Income Fund than from shorter-term investments.

         High Current Income.  Government Income Fund is designed to have a
         -------------------
higher current yield than a money market fund, since it can invest in longer-term, higher yielding securities, and may utilize certain investment techniques not available to a money market fund. Similarly, Government Income Fund's yield is expected to exceed that offered by bank certificates of deposit and money market accounts. However, Government Income Fund does not maintain a constant net asset value per share and is subject to greater fluctuation in the value of its shares than a money market fund. Unlike bank certificates of deposit and money market accounts, investments in shares of Government Income Fund are not insured or guaranteed by any government agency. Government Income Fund seeks to provide high current income without, however, sacrificing credit quality.

         Liquidity. Because Government Income Fund's shares may be redeemed upon
         ---------
request of a shareholder on any business day at net asset value, Government Income Fund offers greater liquidity than many competing investments such as certificates of deposit and direct investments in certain securities in which Government Income Fund may invest.

         A Sophisticated Investment Process.  Government Income Fund's
         ----------------------------------
investment process starts with a review of trends for the overall economy as well as for different sectors of the U.S. government and mortgage-backed securities markets. Goldman Sachs' portfolio managers then analyze yield spreads, implied volatility and the shape of the yield curve. In planning the Government Income Fund's portfolio investment strategies, the Adviser is able to draw upon the economic and fixed-income research resources of Goldman Sachs.
The Adviser will use a sophisticated analytical process involving Goldman Sachs' proprietary mortgage prepayment model and option-adjusted spread model to structure and maintain the Government Income Fund's investment portfolio. In determining the Government Income Fund's investment strategy and making market timing decisions, the Adviser will have access to information from Goldman Sachs' economists, fixed-income analysts and mortgage specialists.

         Convenience of a Fund Structure.  Government Income Fund eliminates
         -------------------------------
many of the complications that direct ownership of U.S. government and mortgage-backed securities entails. Government Income Fund automatically reinvests all principal payments within the Fund and distributes only current income each month, thereby conserving principal and eliminating the investor's need to segregate and reinvest the principal portion of each payment on his own.

SHORT DURATION TAX-FREE AND MUNICIPAL INCOME FUNDS

         Short Duration Tax-Free Fund and Municipal Income Fund (the "Tax Exempt Funds") are not money market funds. Each is designed for investors who seek the tax benefits associated with investing in municipal securities and who are able to accept greater risk with the possibility of higher returns than investors in municipal money market funds. While municipal money market funds almost always maintain a constant net asset value, they must meet stringent high quality credit standards, their portfolios must be broadly diversified and their portfolio securities must have remaining maturities of 397 days or less. An example of an "eligible" investment for the Tax Exempt Funds is auction rate municipal securities, which generally have higher yields than money market municipal securities, but which typically are not eligible investments for municipal money market funds.

         In addition, unlike a municipal money market fund, the Tax Exempt Funds' increased investment flexibility permits their portfolios to be more easily adjusted to reflect the shape of the current yield curve as well as to respond to anticipated developments that might affect the shape of the yield curve.

         Investors who wish to invest in municipal securities may find that a mutual fund structure offers some important advantages when compared to investing in individual municipal securities, including:

          . The ratings given to municipal securities by the rating organizations are difficult to evaluate. For example, some municipal securities with relatively low credit ratings have yields comparable to municipal securities with much higher ratings. The credit research professionals at Goldman Sachs closely follow market events and are well positioned to judge current and expected credit conditions of municipal issuers;

          . Because of the relative inefficiency of the secondary market in municipal securities, the value of an individual municipal security is often difficult to determine. As such, investors may obtain a wide range of different prices when asking for quotes from different dealers. In addition, a dealer may have a large inventory of a particular issue that it wants to reduce.
             Obtaining the best overall prices can require extensive negotiation, which is a function performed by the portfolio manager;

          . Market expertise is also an important consideration for municipal investors, and because the Tax Exempt Funds take relatively large positions in different securities, the Tax Exempt Funds may be able to obtain more favorable prices in the municipal securities market than investors with relatively small positions; and

          . Industry and geographical diversification are important considerations for municipal investors. The Tax Exempt Funds are designed to provide this diversification.

CORE FUND

          Core Fund is designed for investors seeking a total return consisting of both income and capital appreciation that exceeds the total return of the Lehman Brothers Aggregate Bond Index, without incurring the administrative and accounting burdens involved in direct investment. Such investors also prefer liquidity, experienced professional management and administration, a sophisticated investment process, and the convenience of a mutual fund structure. Core Fund may be appropriate as part of a balanced investment strategy consisting of stocks, bonds and cash or as a complement to positions in other types of fixed-income investments.

          Core Fund's overall returns are generally likely to move in the opposite direction from interest rates. Therefore, when interest rates decline, Core Fund's return is likely to increase. Conversely, when interest rates increase, Core Fund's return is likely to decline. However, the Adviser believes that, given the flexibility of managers to invest in a diversified portfolio of securities, Core Fund's return is not likely to decline as quickly as that of other fixed-income funds with a comparable average portfolio duration. In exchange for accepting a higher degree of potential share price fluctuation, investors have the opportunity to achieve a higher return from Core Fund than from shorter-term investments.

          A number of investment strategies will be used to achieve the Core Fund's investment objective, including market sector selection, determination of yield curve exposure, and issuer selection. In addition, the Adviser will attempt to take advantage of pricing inefficiencies in the fixed-income markets. Market sector selection is the underweighting or overweighting of one or more of the five market sectors (i.e., U.S. Treasuries, U.S. government agencies, corporate securities, mortgage-backed securities and asset-backed securities) in which the Fund primarily invests. The decision to overweight or underweight a given market sector is based on expectations of future yield spreads between different sectors. Yield curve exposure strategy consists of overweighting or underweighting different maturity sectors to take advantage of the shape of the yield curve. Issuer selection is the purchase and sale of corporate securities based on a corporation's current and expected credit standing. To take advantage of price discrepancies between securities resulting from supply and demand imbalances or other technical factors, the Fund may simultaneously purchase and sell comparable, but not identical, securities. The Adviser will have access to the research of, and proprietary technical models developed by, Goldman Sachs and will apply quantitative and qualitative analysis in determining the appropriate allocations among the categories of issuers and types of securities.

          A SOPHISTICATED INVESTMENT PROCESS.  Core Fund will attempt to control
          ----------------------------------
its exposure to interest rate risk, including overall market exposure and the spread risk of particular sectors and securities, through active portfolio management techniques. Core Fund's investment process starts with a review of trends for the overall economy as well as for different sectors of the fixed-income securities markets. Goldman Sachs' portfolio managers then analyze yield spreads, implied volatility and the shape of the yield curve. In planning Core Fund's portfolio investment strategies, the Adviser is able to draw upon the economic and fixed-income research resources of Goldman Sachs. The Adviser will use a sophisticated analytical process including Goldman Sachs' proprietary mortgage prepayment model and option-adjusted spread model to assist in structuring and maintaining Core Fund's investment portfolio. In determining Core Fund's investment strategy and making market timing decisions, the Adviser will have access to input from Goldman Sachs' economists, fixed-income analysts and mortgage specialists.


GLOBAL INCOME FUND

          Global Income Fund is designed for investors seeking a combination of high income, capital appreciation, stability of principal, experienced professional management, flexibility and liquidity. However, investing in the Fund involves certain risks and there is no assurance that the Fund will achieve its investment objective.

          In selecting securities for the Fund, portfolio managers consider such factors as the security's duration, sector and credit quality rating as well as the security's yield and prospects for capital appreciation. In determining the countries and currencies in which the Fund will invest, the Fund's portfolio mangers form opinions based primarily on the views of Goldman Sachs' economists as well as information provided by securities dealers, including information relating to factors such as interest rates, inflation, monetary and fiscal policies, taxation, and political climate. The portfolio managers apply the Black-Litterman Model (the "Model") to their views to develop a portfolio that produces, in the view of the Adviser, the optimal expected return for a given level of risk. The Model factors in the opinions of the portfolio managers, adjusting for their level of confidence in such opinions, with the views implied by an international capital asset pricing formula. The Model is also used to maintain the level of portfolio risk within the guidelines established by the Adviser.

          High Income.  Global Income Fund's portfolio managers will seek out
          -----------
the highest yielding bonds in the global fixed-income market that meet the Global Income Fund's credit quality standards and certain other criteria.

          Capital Appreciation.  Investing in the foreign bond markets offers
          --------------------
the potential for capital appreciation due to both interest rate and currency exchange rate fluctuations. The portfolio managers attempt to identify investments with appreciation potential by carefully evaluating trends affecting a country's currency as well as a country's fundamental economic strength. However, there is a risk of capital depreciation as a result of unanticipated interest rate and currency fluctuations.

          Portfolio Management Flexibility.  Global Income Fund is actively
          --------------------------------
managed. The Fund's portfolio managers invest in countries that, in their judgment, meet the Fund's investment guidelines and often have strong currencies and stable economies and in securities that they believe offer favorable performance prospects.

          Relative Stability of Principal.  Global Income Fund may be able to
          -------------------------------
reduce principal fluctuation by investing in foreign countries with economic policies or business cycles different from those of the United States and in foreign securities markets that do not necessarily move in the same direction or magnitude as the U.S. market. Investing in a broad range of U.S. and foreign fixed-income securities and currencies reduces the dependence of the Fund's performance on developments in any particular market to the extent that adverse events in one market are offset by favorable events in other markets. The Fund's policy of investing primarily in high quality securities may also reduce principal fluctuation. However, there is no assurance that these strategies will always be successful.

          Professional Management.  Individual U.S. investors may prefer
          -----------------------
professional management of their global bond and currency portfolios because a well-diversified portfolio requires a large amount of capital and because the size of the global market requires access to extensive resources and a substantial commitment of time.

HIGH YIELD FUND

          High Yield Fund's Investment Process.  GSAM starts the investment
          -------------------------------------
process with economic analysis based on research generated by the Goldman Sachs Global Economic Research Group and others to determine broad growth trends, industry-specific events and market forecasts. The market value of non-investment grade fixed income securities tends to reflect individual developments within a company to a greater extent than higher rated corporate debt or Treasury bonds that react primarily to fluctuations in interest rates. Therefore, determining the creditworthiness of issuers is critical. To that end, the High Yield Fund's portfolio managers have access to Goldman, Sachs & Co.'s highly regarded Credit Research and Global Investment Research Departments, as well as analysis from the firm's High Yield Research Group, a dedicated group of 14 professionals in the high yield and emerging market corporate bond research area, consisting of industry and regional market specialists. In addition, the Fund's portfolio managers may review the opinions of the two largest independent credit rating agencies, Standard & Poor's Ratings Group and Moody's Investors Services, Inc. High Yield Fund's portfolio managers and credit analysts also conduct their own in-depth analysis of each issue considered for inclusion in the Fund's portfolio. The portfolio managers and credit analysts evaluate such factors as a company's competitive position, the strength of its balance sheet, its ability to withstand economic downturns and its potential to generate ample cash flow to service its debt. The ability to accurately analyze a company's future cash flow by correctly anticipating the impact of economic, industry-wide and specific events are critical to successful high yield investing. GSAM's goal is to identify companies with the potential to strengthen their balance sheets by increasing their earnings, reducing their debt or effecting a turnaround. GSAM analyzes trends in a company's debt picture (i.e., the level of its interest coverage) as well as new developments in its capital structure on an ongoing basis. GSAM believes that this constant reassessment is more valuable than relying on a "snapshot" view of a company's ability to service debt at one or two points in time.

          High Yield Fund's portfolio is diversified among different sectors and industries on a global basis in an effort to reduce overall risk. While GSAM will avoid excessive concentration in any one industry, the Fund's specific industry weightings are the result of individual security selection. Emerging market debt considered for the High Yield Fund's portfolio will be selected by specialists knowledgeable about the political and economic structure of those economies.

          Return on and Risks of High Yield Securities.  Over the past decade,
          ---------------------------------------------
high yield bonds have delivered consistently higher yields and total return (and higher volatility) than either investment grade corporate bonds or U.S. Treasury bonds. However, because these non-investment grade securities involve higher risks in return for higher income, they are best suited to long-term investors who are financially secure enough to withstand volatility and the risks associated with such investments. See "Other Investments and Practices." Different types of fixed income securities may react differently to changes in the economy. High yield bonds, like stocks, tend to perform best when the economy is strong, inflation is low and companies experience healthy profits, which can lead to higher stock prices and higher credit ratings. Government bonds are likely to appreciate more in a weaker economy when interest rates are declining. In certain types of markets, adding some diversification in the high yield asset class may help to increase returns and decrease overall portfolio risk.

          For high yield, non-investment grade securities, as for most investments, there is a direct relationship between risk and return. Along with their potential to deliver higher yields and greater capital appreciation than most other types of fixed income securities, high yield securities are subject to higher risk of loss, greater volatility and are considered speculative by traditional investment standards. The most significant risk associated with high yield securities is credit risk: the risk that the company issuing a high yield security may have difficulty in meeting its principal and/or interest payments on a timely basis. As a result, extensive credit research and diversification are essential factors in managing risk in the high yield arena. To a lesser extent, high yield bonds are also subject to interest rate risk: when interest rates increase, the value of fixed income securities tends to decline.

                        OTHER INVESTMENTS AND PRACTICES

OBLIGATIONS OF THE UNITED STATES, ITS AGENCIES, INSTRUMENTALITIES AND SPONSORED ENTERPRISES

          Each Fund may invest in U.S. government securities ("U.S. Government Securities"), which are obligations issued or guaranteed by the U.S. government and its agencies, instrumentalities or sponsored enterprises. Some U.S. Government Securities (such as

Treasury bills, notes and bonds, which differ only in their interest rates, maturities and times of issuance) are supported by the full faith and credit of the United States of America. Others, such as obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises, are supported either by (a) the full faith and credit of the U.S. government (such as securities of the Small Business Administration), (b) the right of the issuer to borrow from the Treasury (such as securities of Federal Home Loan Banks), (c) the discretionary authority of the U.S. government to purchase the agency's obligations (such as securities of Federal National Mortgage Association ("Fannie Mae")) or (d) only the credit of the issuer (such as securities of the Financing Corporation). The U.S. government is under no legal obligation, in general, to purchase the obligations of its agencies, instrumentalities or sponsored enterprises. No assurance can be given that the U.S. government will provide financial support to the U.S. government agencies, instrumentalities or sponsored enterprises in the future.

          U.S. Government Securities include (to the extent consistent with the Investment Company Act of 1940, as amended (the "Act")) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government, or its agencies, instrumentalities or sponsored enterprises. U.S. Government Securities also include (to the extent consistent with the Act) participations in loans made to foreign governments or their agencies that are guaranteed as to principal and interest by the U.S. government or its agencies, instrumentalities or sponsored enterprises. The secondary market for certain of these participations is extremely limited. In the absence of a substantial secondary market, such participations are regarded as illiquid. Each Fund may also purchase U.S. Government Securities in private placements, subject to the Fund's limitation on investment in illiquid securities.

          The Funds may also invest in separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury if such components are traded independently under the separate trading of registered interest and principal of securities program ("STRIPS").

CUSTODIAL RECEIPTS

          Each Fund may acquire custodial receipts in respect of U.S. Government Securities. Such custodial receipts evidence ownership of future interest payments, principal payments or both on certain notes or bonds. These custodial receipts are known by various names, including "Treasury Receipts," "Treasury Investors Growth Receipts" ("TIGRs"), and "Certificates of Accrual on Treasury Securities" ("CATS"). For certain securities law purposes, custodial receipts are not considered U.S. Government Securities.

MORTGAGE LOANS AND MORTGAGE-BACKED SECURITIES

          Adjustable Rate, Short Duration Government, Core, Global Income, High Yield and Government Income Funds (collectively, the "Taxable Funds") may each invest in mortgage loans and mortgage pass-through securities and other securities representing an interest in or collateralized by adjustable and fixed-rate mortgage loans ("Mortgage-Backed Securities").

          GENERAL CHARACTERISTICS.  Each mortgage pool underlying Mortgage-
          -----------------------
Backed Securities consists of mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on owner occupied and non-owner occupied one-unit to four-unit residential properties, multi-family (i.e., five or more) properties, agriculture properties, commercial properties and mixed use properties (the "Mortgaged Properties"). The Mortgaged Properties may consist of detached individual dwelling units, multi-family dwelling units, individual condominiums, townhouses, duplexes, triplexes, fourplexes, row houses, individual units in planned unit developments and other attached dwelling units. The Mortgaged Properties may also include residential investment properties and second homes.

          The investment characteristics of adjustable and fixed rate Mortgage-Backed Securities differ from those of traditional fixed-income securities. The major differences include the payment of interest and principal on Mortgage-Backed Securities on a more frequent (usually monthly) schedule, and the possibility that principal may be prepaid at any time due to prepayments on the underlying mortgage loans or other assets. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed-income securities. As a result, a faster than expected prepayment rate will reduce both the market value and the yield to maturity from those which were anticipated. A prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and market value. To the extent that the Funds invest in Mortgage-Backed Securities, the Advisers will seek to manage these potential risks by investing in a variety of Mortgage-Backed Securities and by using certain hedging techniques.

          ADJUSTABLE RATE MORTGAGE LOANS ("ARMS").  ARMs generally provide for a
          ---------------------------------------
fixed initial mortgage interest rate for a specified period of time.
Thereafter, the interest rates (the "Mortgage Interest Rates") may be subject to periodic adjustment based on changes in the applicable index rate (the "Index Rate"). The adjusted rate would be equal to the Index Rate plus a fixed percentage spread over the Index Rate established for each ARM at the time of its origination.

          Adjustable interest rates can cause payment increases that some mortgagors may find difficult to make. However, certain ARMs may provide that the Mortgage Interest Rate may not be adjusted to a rate above an applicable lifetime maximum rate or below an applicable lifetime minimum rate for such ARM. Certain ARMs may also be subject to limitations on the maximum amount by which the

Mortgage Interest Rate may adjust for any single adjustment period (the "Maximum Adjustment"). Other ARMs ("Negatively Amortizing ARMs") may provide instead or as well for limitations on changes in the monthly payment on such ARMs. Limitations on monthly payments can result in monthly payments which are greater or less than the amount necessary to amortize a Negatively Amortizing ARM by its maturity at the Mortgage Interest Rate in effect in any particular month. In the event that a monthly payment is not sufficient to pay the interest accruing on a Negatively Amortizing ARM, any such excess interest is added to the principal balance of the loan, causing negative amortization, and will be repaid through future monthly payments. It may take borrowers under Negatively Amortizing ARMs longer periods of time to build up equity and may increase the likelihood of default by such borrowers. In the event that a monthly payment exceeds the sum of the interest accrued at the applicable Mortgage Interest Rate and the principal payment which would have been necessary to amortize the outstanding principal balance over the remaining term of the loan, the excess (or "accelerated amortization") further reduces the principal balance of the ARM. Negatively Amortizing ARMs do not provide for the extension of their original maturity to accommodate changes in their Mortgage Interest Rate. As a result, unless there is a periodic recalculation of the payment amount (which there generally is), the final payment may be substantially larger than the other payments. These limitations on periodic increases in interest rates and on changes in monthly payments protect borrowers from unlimited interest rate and payment increases.

          There are two main categories of indices which provide the basis for rate adjustments on ARMs: those based on U.S. Treasury securities and those derived from a calculated measure, such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year, three-year and five-year constant maturity Treasury rates, the three-month Treasury bill rate, the 180-day Treasury bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month, three-month, six-month or one-year London Interbank Offered Rate, the prime rate of a specific bank or commercial paper rates. Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Federal Home Loan Bank Cost of Funds index, tend to lag behind changes in market rate levels and tend to be somewhat less volatile. The degree of volatility in the market value of each Taxable Fund's portfolio and therefore in the net asset value of each Taxable Fund's shares will be a function of the length of the interest rate reset periods and the degree of volatility in the applicable indices.

          FIXED-RATE MORTGAGE LOANS.  Generally, fixed-rate mortgage loans
          -------------------------
included in a mortgage pool (the "Fixed-Rate Mortgage Loans") will bear simple interest at fixed annual rates and have original terms to maturity ranging from 5 to 40 years. Fixed-Rate Mortgage Loans generally provide for monthly payments of principal and interest in substantially equal installments for the term of the mortgage note in sufficient amounts to fully amortize principal by maturity, although certain Fixed-Rate Mortgage Loans provide for a large final "balloon" payment upon maturity.

          LEGAL CONSIDERATIONS OF MORTGAGE LOANS.  The following is a discussion
          --------------------------------------
of certain legal and regulatory aspects of the mortgage loans in which the Taxable Funds may invest. These regulations may impair the ability of a mortgage lender to enforce its rights under the mortgage documents. These regulations may adversely affect the Funds' investments in Mortgage-Backed Securities (including those issued or guaranteed by the U.S. government, its agencies or instrumentalities) by delaying the Funds' receipt of payments derived from principal or interest on mortgage loans affected by such regulations.

1.   Foreclosure.  A foreclosure of a defaulted mortgage loan may be delayed due
     -----------
     to compliance with statutory notice or service of process provisions, difficulties in locating necessary parties or legal challenges to the mortgagee's right to foreclose. Depending upon market conditions, the ultimate proceeds of the sale of foreclosed property may not equal the amounts owed on the Mortgage-Backed Securities.

     Furthermore, courts in some cases have imposed general equitable principles upon foreclosure generally designed to relieve the borrower from the legal effect of default and have required lenders to undertake affirmative and expensive actions to determine the causes for the default and the likelihood of loan reinstatement.

2.   Rights of Redemption.  In some states, after foreclosure of a mortgage
     --------------------
     loan, the borrower and foreclosed junior lienors are given a statutory period in which to redeem the property, which right may diminish the mortgagee's ability to sell the property.

3.   Legislative Limitations.  In addition to anti-deficiency and related
     -----------------------
     legislation, numerous other federal and state statutory provisions, including the federal bankruptcy laws and state laws affording relief to debtors, may interfere with or affect the ability of a secured mortgage lender to enforce its security interest. For example, a bankruptcy court may grant the debtor a reasonable time to cure a default on a mortgage loan, including a payment default. The court in certain instances may also reduce the monthly payments due under such mortgage loan, change the rate of interest, reduce the principal balance of the loan to the then-current appraised value of the related mortgaged property, alter the mortgage loan repayment schedule and grant priority of certain liens over the lien of the mortgage loan. If a court relieves a borrower's obligation to repay amounts otherwise due on a mortgage loan, the mortgage loan servicer will not be required to advance such amounts, and any loss may be borne by the holders of securities backed by such loans. In addition, numerous federal and state consumer protection laws impose penalties for failure to comply with specific requirements in connection with origination and servicing of mortgage loans.

4.   "Due-on-Sale" Provisions.  Fixed-rate mortgage loans may contain a so-
     ------------------------
     called "due-on-sale" clause permitting acceleration of the maturity of the mortgage loan if the borrower transfers the property. The Garn-St. Germain Depository Institutions Act of 1982 sets forth nine specific instances in which no mortgage lender covered by that Act may exercise a "due-on-sale" clause upon a transfer of property. The inability to enforce a "due-on-sale" clause or the lack of such a clause in mortgage loan documents may result in a mortgage loan being assumed by a purchaser of the property that bears an interest rate below the current market rate.

5.   Usury Laws.  Some states prohibit charging interest on mortgage loans in
     ----------
     excess of statutory limits. If such limits are exceeded, substantial penalties may be incurred and, in some cases, enforceability of the obligation to pay principal and interest may be affected.

     GOVERNMENT GUARANTEED MORTGAGE-BACKED SECURITIES.  There are several types
     ------------------------------------------------
of guaranteed Mortgage-Backed Securities currently available, including guaranteed mortgage pass-through certificates and multiple class securities, which include guaranteed Real Estate Mortgage Investment Conduit Certificates ("REMIC Certificates"), other collateralized mortgage obligations and stripped Mortgage-Backed Securities. The Taxable Funds are permitted to invest in other types of Mortgage-Backed Securities that may be available in the future to the extent consistent with their respective investment policies and objectives.

GUARANTEED MORTGAGE PASS-THROUGH SECURITIES

     GINNIE MAE CERTIFICATES.  Ginnie Mae is a wholly-owned corporate
     -----------------------
instrumentality of the United States authorized to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration ("FHA Loans"), or guaranteed by the Veterans Administration ("VA Loans"), or by pools of other eligible mortgage loans. In order to meet its obligations, Ginnie Mae is authorized to borrow from the U.S. Treasury in an unlimited amount.

     FANNIE MAE CERTIFICATES.  Fannie Mae is a stockholder-owned corporation
     -----------------------
chartered under an act of the U.S. Congress. Each Fannie Mae Certificate is issued and guaranteed by Fannie Mae and represents an undivided interest in a pool of mortgage loans (a "Pool") formed by Fannie Mae. Each Pool consists of residential mortgage loans ("Mortgage Loans") either previously owned by Fannie Mae or purchased by it in connection with the formation of the Pool. The Mortgage Loans may be either conventional Mortgage Loans (i.e., not insured or guaranteed by any U.S. government agency) or Mortgage Loans that are either insured by the FHA or guaranteed by the VA. However, the Mortgage Loans in Fannie Mae Pools are primarily conventional Mortgage Loans. The lenders originating and servicing the Mortgage Loans are subject to certain eligibility requirements established by Fannie Mae.

     Fannie Mae has certain contractual responsibilities. With respect to each Pool, Fannie Mae is obligated to distribute scheduled monthly installments of principal and interest after Fannie Mae's servicing and guaranty fee, whether or not received, to Certificate holders. Fannie Mae also is obligated to distribute to holders of Certificates an amount equal to the full principal balance of any foreclosed Mortgage Loan, whether or not such principal balance is actually recovered. The obligations of Fannie Mae under its guaranty of the Fannie Mae Certificates are obligations solely of Fannie Mae.

     FREDDIE MAC CERTIFICATES.  The Federal Home Loan Corporation ("Freddie
     ------------------------
Mac") is a publicly held U.S. government sponsored enterprise. The principal activity of Freddie Mac currently is the purchase of first lien, conventional, residential mortgage loans and participation interests in such mortgage loans and their resale in the form of mortgage securities, primarily Freddie Mac Certificates. A Freddie Mac Certificate represents a pro rata interest in a group of mortgage loans or participations in mortgage loans (a "Freddie Mac Certificate group") purchased by Freddie Mac.

     Freddie Mac guarantees to each registered holder of a Freddie Mac Certificate the timely payment of interest at the rate provided for by such Freddie Mac Certificate (whether or not received on the underlying loans). Freddie Mac also guarantees to each registered Certificate holder ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but does not, generally, guarantee the timely payment of scheduled principal. The obligations of Freddie Mac under its guaranty of Freddie Mac Certificates are obligations solely of Freddie Mac.

     The mortgage loans underlying the Freddie Mac and Fannie Mae Certificates consist of adjustable rate or fixed-rate mortgage loans with original terms to maturity of between five and thirty years. Substantially all of these mortgage loans are secured by first liens on one- to four-family residential properties or multi-family projects. Each mortgage loan must meet the applicable standards set forth in the law creating Freddie Mac or Fannie Mae. A Freddie Mac Certificate group may include whole loans, participation interests in whole loans, undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

     CONVENTIONAL MORTGAGE LOANS.  The conventional mortgage loans underlying
     ---------------------------
the Freddie Mac and Fannie Mae Certificates consist of adjustable rate or fixed-rate mortgage loans with original terms to maturity of between five and thirty years. Substantially all of these mortgage loans are secured by first liens on one- to four-family residential properties or multi-family projects. Each mortgage loan must meet the applicable standards set forth in the law creating Freddie Mac or Fannie Mae. A Freddie Mac Certificate group may include whole loans, participation interests in whole loans, undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

     MORTGAGE PASS-THROUGH SECURITIES.  The Taxable Funds may invest in
     --------------------------------
government guaranteed mortgage pass-through securities ("Mortgage Pass-Throughs"), that are fixed or adjustable rate Mortgage-Backed Securities which provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amounts paid to any guarantor, administrator and/or servicer of the underlying mortgage loans.

     The following discussion describes only a few of the wide variety of structures of Mortgage Pass-Throughs that are available or may be issued.

     DESCRIPTION OF CERTIFICATES.  Mortgage Pass-Throughs may be issued in one
     ---------------------------
or more classes of senior certificates and one or more classes of subordinate certificates. Each such class may bear a different pass-through rate. Generally, each certificate will evidence the specified interest of the holder thereof in the payments of principal or interest or both in respect of the mortgage pool comprising part of the trust fund for such certificates.

     Any class of certificates may also be divided into subclasses entitled to varying amounts of principal and interest. If a REMIC election has been made, certificates of such subclasses may be entitled to payments on the basis of a stated principal balance and stated interest rate, and payments among different subclasses may be made on a sequential, concurrent, pro rata or disproportionate
                                                    --- ----
basis, or any combination thereof. The stated interest rate on any such subclass of certificates may be a fixed rate or one which varies in direct or inverse relationship to an objective interest index.

     Generally, each registered holder of a certificate will be entitled to receive its pro rata share of monthly distributions of all or a portion of
            --- ----
principal of the underlying mortgage loans or of interest on the principal balances thereof, which accrues at the applicable mortgage pass-through rate, or both. The difference between the mortgage interest rate and the related mortgage pass-through rate (less the amount, if any, of retained yield) with respect to each mortgage loan will generally be paid to the servicer as a servicing fee. Since certain adjustable rate mortgage loans included in a mortgage pool may provide for deferred interest (i.e., negative amortization), the amount of interest actually paid by a mortgagor in any month may be less than the amount of interest accrued on the outstanding principal balance of the related mortgage loan during the relevant period at the applicable mortgage interest rate. In such event, the amount of interest that is treated as deferred interest will be added to the principal balance of the related mortgage loan and will be distributed pro rata to certificate-holders as principal of such mortgage loan
            --- ----
when paid by the mortgagor in subsequent monthly payments or at maturity.

     MULTIPLE CLASS MORTGAGE-BACKED SECURITIES AND COLLATERALIZED MORTGAGE
     ---------------------------------------------------------------------
OBLIGATIONS.  Each Taxable Fund may invest in multiple class securities
-----------
including collateralized mortgage obligations ("CMOs") and REMIC Certificates issued by U.S. government agencies, instrumentalities (such as Fannie Mae) and sponsored enterprises (such as Freddie Mac) or, in the case of Core, Global and Government Income Funds, by trusts formed by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class Mortgage-Backed Securities represent direct ownership interests in, a pool of mortgage loans or Mortgage-Backed Securities the payments on which are used to make payments on the CMOs or multiple class Mortgage-Backed Securities.

     Fannie Mae REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae. In addition, Fannie Mae will be obligated to distribute the principal balance of each class of REMIC Certificates in full, whether or not sufficient funds are otherwise available.

     Freddie Mac guarantees the timely payment of interest on Freddie Mac REMIC Certificates and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates ("PCs"). PCs represent undivided interests in specified level payment, residential mortgages or participations therein purchased by Freddie Mac and placed in a PC pool. With respect to principal payments on PCs, Freddie Mac generally guarantees ultimate collection of all principal of the related mortgage loans without offset or deduction. Freddie Mac also guarantees timely payment of principal of certain PCs.

     CMOs and guaranteed REMIC Certificates issued by Fannie Mae and Freddie Mac are types of multiple class Mortgage-Backed Securities. Investors may purchase beneficial interests in REMICs, which are known as "regular" interests or "residual" interests. The Funds do not intend to purchase residual interests in REMICs. The REMIC Certificates represent beneficial ownership interests in a REMIC trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac or Ginnie Mae guaranteed Mortgage-Backed Securities (the "Mortgage Assets").
The obligations of Fannie Mae or Freddie Mac under their respective guaranty of the REMIC Certificates are obligations solely of Fannie Mae or Freddie Mac, respectively.

     CMOs and REMIC Certificates are issued in multiple classes. Each class of CMOs or REMIC Certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the Mortgage Loans or the Mortgage Assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final scheduled distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.

     The principal of and interest on the Mortgage Assets may be allocated among the several classes of CMOs or REMIC Certificates in various ways. In certain structures (known as "sequential pay" CMOs or REMIC Certificates), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs or REMIC Certificates in the order of their respective final distribution dates. Thus no payment of principal will be made on any class of sequential pay CMOs or REMIC Certificates until all other classes having an earlier final distribution date have been paid in full.

     Additional structures of CMOs and REMIC Certificates include, among others, "parallel pay" CMOs and REMIC Certificates. Parallel pay CMOs or REMIC Certificates are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

     A wide variety of REMIC Certificates may be issued in parallel pay or sequential pay structures. These securities include accrual certificates (also known as "Z-Bonds"), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class certificates ("PAC Certificates"), which are parallel pay REMIC Certificates that generally require that specified amounts of principal be applied on each payment date to one or more classes of REMIC Certificates, even though all other principal payments and prepayments of the Mortgage Assets are then required to be applied to one or more other classes of the Certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying Mortgage Assets. These tranches tend to have market prices and yields that are much more volatile than other PAC classes.

     STRIPPED MORTGAGE-BACKED SECURITIES.  The Taxable Funds may invest in
     -----------------------------------
Stripped Mortgage-Backed Securities ("SMBS"), which are derivative multi-class mortgage securities, issued or guaranteed by the U.S. government, its agencies or instrumentalities. Core Fund, Government Income Fund and Global Fund may also invest in privately-issued SMBS. Although the market for such securities is increasingly liquid, privately-issued SMBS may not be readily marketable and will be considered illiquid for purposes of each Fund's limitation on investments in illiquid securities. The Adviser may determine that SMBS which are U.S. Government Securities are liquid for purposes of each Fund's limitation on investments in illiquid securities in accordance with procedures adopted by the Board of Trustees. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest from Mortgage Assets are generally higher than prevailing market yields on other Mortgage-Backed Securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.


PRIVATELY ISSUED MORTGAGE-BACKED SECURITIES

     RATINGS.  The ratings assigned by a rating organization to Mortgage Pass-
     -------
Throughs address the likelihood of the receipt of all distributions on the underlying mortgage loans by the related certificate-holders under the agreements pursuant to which such certificates are issued. A rating organization's ratings take into consideration the credit quality of the related mortgage pool, including any credit support providers, structural and legal aspects associated with such certificates, and the extent to which the payment stream on such mortgage pool is adequate to make payments required by such certificates. A rating organization's ratings on such certificates do not, however, constitute a statement regarding frequency of prepayments on the related mortgage loans. In addition, the rating assigned by a rating organization to a certificate does not address the remote possibility that, in the event of the insolvency of the issuer of certificates where a subordinated interest was retained, the issuance and sale of the senior certificates may be recharacterized as a financing and, as a result of such recharacterization, payments on such certificates may be affected.

     CREDIT ENHANCEMENT.  Credit support falls generally into two categories:
     ------------------
(i) liquidity protection and (ii) protection against losses resulting from default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pools of mortgages, the provision of a reserve fund, or a combination thereof, to ensure, subject to certain limitations, that scheduled payments on the underlying pool are made in a timely fashion. Protection against losses resulting from default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such credit support can be provided by, among other things, payment guarantees, letters of credit, pool insurance, subordination, or any combination thereof.

     SUBORDINATION; SHIFTING OF INTEREST; RESERVE FUND.  In order to achieve
     -------------------------------------------------
ratings on one or more classes of Mortgage

Pass-Throughs, one or more classes of certificates may be subordinate certificates which provide that the rights of the subordinate certificate-holders to receive any or a specified portion of distributions with respect to the underlying mortgage loans may be subordinated to the rights of the senior certificate-holders. If so structured, the subordination feature may be enhanced by distributing to the senior certificate-holders on certain distribution dates, as payment of principal, a specified percentage (which generally declines over time) of all principal payments received during the preceding prepayment period ("shifting interest credit enhancement"). This will have the effect of accelerating the amortization of the senior certificates while increasing the interest in the trust fund evidenced by the subordinate certificates. Increasing the interest of the subordinate certificates relative to that of the senior certificates is intended to preserve the availability of the subordination provided by the subordinate certificates. In addition, because the senior certificate-holders in a shifting interest credit enhancement structure are entitled to receive a percentage of principal prepayments which is greater than their proportionate interest in the trust fund, the rate of principal prepayments on the mortgage loans will have an even greater effect on the rate of principal payments and the amount of interest payments on, and the yield to maturity of, the senior certificates.

     In addition to providing for a preferential right of the senior certificate-holders to receive current distributions from the mortgage pool, a reserve fund may be established relating to such certificates (the "Reserve Fund"). The Reserve Fund may be created with an initial cash deposit by the originator or servicer and augmented by the retention of distributions otherwise available to the subordinate certificate-holders or by excess servicing fees until the Reserve Fund reaches a specified amount.

     The subordination feature, and any Reserve Fund, are intended to enhance the likelihood of timely receipt by senior certificate-holders of the full amount of scheduled monthly payments of principal and interest due to them and will protect the senior certificate-holders against certain losses; however, in certain circumstances the Reserve Fund could be depleted and temporary shortfalls could result. In the event that the Reserve Fund is depleted before the subordinated amount is reduced to zero, senior certificate-holders will nevertheless have a preferential right to receive current distributions from the mortgage pool to the extent of the then outstanding subordinated amount. Unless otherwise specified, until the subordinated amount is reduced to zero, on any distribution date any amount otherwise distributable to the subordinate certificates or, to the extent specified, in the Reserve Fund will generally be used to offset the amount of any losses realized with respect to the mortgage loans ("Realized Losses"). Realized Losses remaining after application of such amounts will generally be applied to reduce the ownership interest of the subordinate certificates in the mortgage pool. If the subordinated amount has been reduced to zero, Realized Losses generally will be allocated pro rata among
                                                                  --- ----
all certificate-holders
in proportion to their respective outstanding interests in the mortgage pool.

     ALTERNATIVE CREDIT ENHANCEMENT.  As an alternative, or in addition to the
     ------------------------------
credit enhancement afforded by subordination, credit enhancement for Mortgage Pass-Throughs may be provided by mortgage insurance, hazard insurance, by the deposit of cash, certificates of deposit, letters of credit, a limited guaranty or by such other methods as are acceptable to a rating agency. In certain circumstances, such as where credit enhancement is provided by guarantees or a letter of credit, the security is subject to credit risk because of its exposure to an external credit enhancement provider.

     VOLUNTARY ADVANCES.  Generally, in the event of delinquencies in payments
     ------------------
on the mortgage loans underlying the Mortgage Pass-Throughs, the servicer agrees to make advances of cash for the benefit of certificate-holders, but only to the extent that it determines such voluntary advances will be recoverable from future payments and collections on the mortgage loans or otherwise.

     OPTIONAL TERMINATION.  Generally, the servicer may, at its option with
     --------------------
respect to any certificates, repurchase all of the underlying mortgage loans remaining outstanding at such time as the aggregate outstanding principal balance of such mortgage loans is less than a specified percentage (generally 5-10%) of the aggregate outstanding principal balance of the mortgage loans as of the cut-off date specified with respect to such series.

ASSET-BACKED SECURITIES

     Core, Government Income, High Yield and Global Income Funds may invest in asset-backed securities. Such securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, a Fund's ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time.

     Credit card receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured by automobiles rather than residential real property. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities.

ZERO COUPON, DEFERRED INTEREST, PAY-IN-KIND AND CAPITAL APPRECIATION BONDS

     Each Fund may invest in zero coupon bonds, deferred interest and capital appreciation bonds and pay-in-kind ("PIK") securities. Zero coupon, deferred interest and capital appreciation bonds are debt securities issued or sold at a discount from their face value and which do not entitle the holder to any periodic payment of interest prior to maturity or a specified date. The original issue discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. These securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves or receipts or certificates representing interests in such stripped debt obligations or coupons. The market prices of zero coupon, deferred interest, capital appreciation bonds and PIK securities generally are more volatile than the market prices of interest bearing securities and are likely to respond to a greater degree to changes in interest rates than interest bearing securities having similar maturities and credit quality.

     PIK securities may be debt obligations or preferred shares that provide the issuer with the option of paying interest or dividends on such obligations in cash or in the form of additional securities rather than cash. Similar to zero coupon bonds and deferred interest bonds, PIK securities are designed to give an issuer flexibility in managing cash flow. PIK securities that are debt securities can either be senior or subordinated debt and generally trade flat (i.e., without accrued interest). The trading price of PIK debt securities generally reflects the market value of the underlying debt plus an amount representing accrued interest since the last interest payment.

     Zero coupon, deferred interest, capital appreciation and PIK securities involve the additional risk that, unlike securities that periodically pay interest to maturity, a Fund will realize no cash until a specified future payment date unless a portion of such securities is sold and, if the issuer of such securities defaults, a Fund may obtain no return at all on its investment. In addition, even though such securities do not provide for the payment of current interest in cash, the Funds are nonetheless required to accrue income on such investments for each taxable year and generally are required to distribute such accrued amounts (net of deductible expenses, if any) to avoid being subject to tax. Because no cash is generally received at the time of the accrual, a Fund may be required to liquidate other portfolio securities to obtain sufficient cash to satisfy federal tax distribution requirements applicable to the Fund. See "Taxation."

VARIABLE AND FLOATING RATE SECURITIES

     The interest rates payable on certain securities in which each Fund may invest are not fixed and may fluctuate based upon changes in market rates. A variable rate obligation has an interest rate which is adjusted at predesignated periods in response to changes in the market rate of interest on which the interest rate is based. Variable and floating rate obligations are less effective than fixed rate instruments at locking in a particular yield. Nevertheless, such obligations may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation. The absence of an unconditional demand feature on variable and floating rate municipal securities exercisable within seven days would, and the failure of the issuer or a third party to honor its obligations under a demand or put feature might, require a variable or floating rate obligation to be treated as illiquid for purposes of the Tax Exempt Funds' limitation on illiquid investments.

     Each Fund may invest in "leveraged" inverse floating rate debt instruments ("inverse floaters"), including "leveraged inverse floaters." The interest rate on inverse floaters resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value. Accordingly, the duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be deemed to be illiquid securities for purposes of each Fund's limitation on illiquid investments.

CORPORATE DEBT OBLIGATIONS

     Core, Global Income, Government Income and High Yield Funds may invest in corporate debt obligations, including obligations of industrial, utility and financial issuers. Corporate debt obligations are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.

     High Yield Securities.  Bonds rated BB or below by Standard & Poor's
     ---------------------
Ratings Group (Standard & Poor's) or Ba or below by Moody's Investor Service, Inc. ("Moody's") (or comparable rated and unrated securities) are commonly referred to as "junk bonds" and are considered speculative; the ability of their issuers to make principal and interest payments may be questionable. In some cases, such bonds may be highly speculative, have poor prospects for reaching investment grade standing and be in default. As a result, investment in such bonds will entail greater risks than those associated with investment grade bonds (i.e., bonds rated AAA, AA, A or BBB by Standard and Poor's or Aaa, Aa, A or Baa by Moody's). Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities, and the ability of a Fund to achieve its investment objective may, to the extent of its investments in high yield securities, be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher quality securities. See Appendix B for a description of the corporate bond and preferred stock ratings by Standard & Poor's, Moody's, Fitch Investors Service Corp. and Duff & Phelps.

     The amount of high yield, fixed income securities proliferated in the 1980s and early 1990s as a result of increased merger and acquisition and leveraged buyout activity. Such securities are also issued by less-established corporations desiring to expand. Risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities because such issuers are often less creditworthy companies or are highly leveraged and generally less able than more established or less leveraged entities to make scheduled payments of principal and interest.

     The market values of high yield, fixed income securities tends to reflect those individual corporate developments to a greater extent than do those of higher rated securities, which react primarily to fluctuations in the general level of interest rates. Issuers of such high yield securities may not be able to make use of more traditional methods of financing and their ability to service debt obligations may be more adversely affected than issuers of higher rated securities by economic downturns, specific corporate developments or the issuers' inability to meet specific projected business forecasts. These non-investment grade securities also tend to be more sensitive to economic conditions than higher-rated securities. Negative publicity about the junk bond market and investor perceptions regarding lower-rated securities, whether or not based on fundamental analysis, may depress the prices for such securities.

     Since investors generally perceive that there are greater risks associated with non-investment grade securities of the type in which High Yield Fund invests, the yields and prices of such securities may tend to fluctuate more than those for higher-rated securities. In the lower quality segments of the fixed-income securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the fixed-income securities market, resulting in greater yield and price volatility.

     Another factor which causes fluctuations in the prices of fixed-income securities is the supply and demand for similarly rated securities. In addition, the prices of fixed-income securities fluctuate in response to the general level of interest rates. Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in the High Yield Fund's net asset value.

     The risk of loss from default for the holders of high yield, fixed-income securities is significantly greater than is the case for holders of other debt securities because such high yield, fixed-income securities are generally unsecured and are often subordinated to the rights of other creditors of the issuers of such securities. Investment by the High Yield Fund in already defaulted securities poses an additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by the High Yield Fund of its initial investment and any anticipated income or appreciation is uncertain. The High Yield Fund may be required to liquidate other portfolio securities to satisfy the High Yield Fund's annual distribution obligations in respect of accrued interest income on securities which are subsequently written off, even though the High Yield Fund has not received any cash payments of such interest.

     The secondary market for high yield, fixed-income securities is concentrated in relatively few markets and is dominated by institutional investors, including mutual funds, insurance companies and other financial institutions. Accordingly, the secondary market for such securities is not as liquid as and is more volatile than the secondary market for higher-rated securities. In addition, the trading volume for high-yield, fixed-income securities is generally lower than that of higher rated securities and the secondary market for high yield, fixed-income securities could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the High Yield Fund's ability to dispose of particular portfolio investments. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the High Yield Fund's net asset value. A less liquid secondary market also may make it more difficult for the High Yield Fund to obtain precise valuations of the high yield securities in its portfolio.

     Certain proposed and recently enacted federal laws could adversely affect the secondary market for high yield securities and the financial condition of issuers of these securities. The form of proposed legislation and the probability of such legislation being enacted is uncertain.

     Non-investment grade or high-yield, fixed-income securities also present risks based on payment expectations. High yield, fixed-income securities frequently contain "call" or buy-back features which permit the issuer to call or repurchase the security from its holder. If an issuer exercises such a "call option" and redeems the security, the High Yield Fund may have to replace such security with a lower-yielding security, resulting in a decreased return for investors. In addition, if the High Yield Fund experiences unexpected net redemptions of the High Yield Fund's shares, it may be forced to sell its higher-rated securities, resulting in a decline in the overall credit quality of the High Yield Fund's portfolio and increasing the exposure of the High Yield Fund to the risks of high yield securities. The High Yield Fund may also incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on a portfolio security.

     Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of non-investment grade securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the conditions of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in non-investment grade and comparable unrated obligations will be more dependent on the Adviser's credit analysis than would be the case with investments in investment-grade debt obligations. The Adviser employs its own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. The Adviser continually monitors the investments in the High Yield Fund's portfolio and evaluates whether to dispose of or to retain non-investment grade and comparable unrated securities whose credit ratings or credit quality may have changed.

BANK OBLIGATIONS

     Government Income, Global Income, High Yield and Core Funds may each invest in obligations issued or guaranteed by United States and foreign banks (Government Income Fund may only invest in U.S. dollar denominated securities). Bank obligations, including without limitation time deposits, bankers' acceptances and certificates of deposit, may be general obligations of the parent bank or may be obligations only of the issuing branch pursuant to the terms of the specific obligations or government regulation.

     Banks are subject to extensive governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. Foreign banks are subject to different regulations and are generally permitted to engage in a wider variety of activities than U.S. banks. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of this industry.

 MUNICIPAL SECURITIES

     Core, Municipal Income, High Yield and Short Duration Tax-Free Funds may invest in bonds, notes and other instruments issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies or instrumentalities ("Municipal Securities"), the interest on which is exempt from regular federal income tax (i.e., excluded from gross income for federal income tax purposes but not necessarily exempt from the federal alternative minimum tax or from the income taxes of any state or local government). In addition, Municipal Securities include participation interests in such securities the interest on which is, in the opinion of bond counsel or counsel selected by the Adviser, excluded from gross income for federal income tax purposes. The Core, Municipal Income, High Yield and Short Duration Tax-Free Funds may revise their definition of Municipal Securities in the future to include other types of securities that currently exist, the interest on which is or will be, in the opinion of such counsel, excluded from gross income for federal income tax purposes, provided that investing in such securities is consistent with each Fund's investment objective and policies.

     Municipal Securities are often issued to obtain funds for various public purposes including refunding outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to lend to other public institutions and facilities. Municipal Securities also include certain "private activity bonds" or industrial development bonds, which are issued by or on behalf of public authorities to provide financing aid to acquire sites or construct or equip facilities within a municipality for privately or publicly owned corporations.

     The two principal classifications of Municipal Securities are "general obligations" and "revenue obligations." General obligations are secured by the issuer's pledge of its full faith and credit for the payment of principal and interest, although the characteristics and enforcement of general obligations may vary according to the law applicable to the particular issuer. Revenue obligations, which include, but are not limited to, private activity bonds, resource recovery bonds, certificates of participation and certain municipal notes, are not backed by the credit and taxing authority of the issuer, and are payable solely from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Nevertheless, the obligations of the issuer of a revenue obligation may be backed by a letter of credit, guarantee or insurance. General obligations and revenue obligations may be issued in a variety of forms, including commercial paper, fixed, variable and floating rate securities, tender option bonds, auction rate bonds and zero coupon bonds, deferred interest bonds and capital appreciation bonds.

     In addition to general obligations and revenue obligations, there is a variety of hybrid and special types of Municipal

Securities. There are also numerous differences in the security of Municipal Securities both within and between these two principal classifications.

     For the purpose of applying a Fund's investment restrictions, the identification of the issuer of a Municipal Security which is not a general obligation is made by the Adviser based on the characteristics of the Municipal Security, the most important of which is the source of funds for the payment of principal and interest on such securities.

     An entire issue of Municipal Securities may be purchased by one or a small number of institutional investors such as Short Duration Tax-Free, Municipal Income, High Yield and Core Funds. Thus, the issue may not be said to be publicly offered. Unlike some securities that are not publicly offered, a secondary market exists for many Municipal Securities that were not publicly offered initially and such securities may be readily marketable.

     The obligations of the issuer to pay the principal of and interest on a Municipal Security are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest or imposing other constraints upon the enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of the issuer to pay when due principal of or interest on a Municipal Security may be materially affected.

     Municipal Leases, Certificates of Participation and Other Participation
     -----------------------------------------------------------------------
Interests.  The Core, High Yield, Municipal Income, and Short-Duration Tax-Free
---------
Funds may invest in municipal leases, certificates of participation and other participation interests. A municipal lease is an obligation in the form of a lease or installment purchase which is issued by a state or local government to acquire equipment and facilities. Income from such obligations is generally exempt from state and local taxes in the state of issuance. Municipal leases frequently involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovering or the failure to fully recover a Fund's original investment.

     Certificates of participation represent undivided interests in municipal leases, installment purchase agreements or other instruments. The certificates are typically issued by a trust or other entity which has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements.

     Certain municipal lease obligations and certificates of participation may be deemed to be illiquid for the purpose of the Funds' limitation on investments in illiquid securities. Other municipal lease obligations and certificates of participation acquired by a Fund may be determined by the Adviser, pursuant to guidelines adopted by the Trustees of the Trust, to be liquid securities for the purpose of such limitation. In determining the liquidity of municipal lease obligations and certificates of participation, the Adviser will consider a variety of factors including: (1) the willingness of dealers to bid for the security; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades or quotes for the obligation; and (4) the nature of the marketplace trades. In addition, the Adviser will consider factors unique to particular lease obligations and certificates of participation affecting the marketability thereof. These include the general creditworthiness of the issuer, the importance to the issuer of the property covered by the lease and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by a Fund.

     The Core, High Yield, Municipal Income and Short Duration Tax-Free Funds may purchase participations in Municipal Securities held by a commercial bank or other financial institution. Such participations provide a Fund with the right to a pro rata undivided interest in the underlying Municipal Securities. In addition, such participations generally provide a Fund with the right to demand payment, on not more than seven days' notice, of all or any part of such Fund's participation interest in the underlying Municipal Security, plus accrued interest. A Fund will only invest in such participations if, in the opinion of bond counsel, counsel for the issuers of such participations or counsel selected by the Adviser, the interest from such participations is exempt from regular federal income tax.

     Municipal Notes.  Municipal Securities in the form of notes generally are
     ---------------
used to provide for short-term capital needs, in anticipation of an issuer's receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes
and revenue anticipation notes.   Construction Loan Notes are sold to provide
construction financing. These notes are secured by mortgage notes insured by the FHA; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The obligations of an issuer of municipal notes are generally secured by the anticipated revenues from taxes, grants or bond financing. An investment in such instruments, however, presents a risk that the anticipated revenues will not be received or that such revenues will be insufficient to satisfy the issuer's payment obligations under the notes or that refinancing will be otherwise unavailable.

     Tax-Exempt Commercial Paper.  Issues of commercial paper typically
     ---------------------------
represent short-term, unsecured, negotiable promissory notes. These obligations are issued by state and local governments and their agencies to finance working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, tax-exempt commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

     Pre-Refunded Municipal Securities.  The principal of and interest on pre-
     ---------------------------------
refunded Municipal Securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. Government Securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded Municipal Securities. Issuers of Municipal Securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded Municipal Securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded Municipal Securities remain outstanding on their original terms until they mature or are redeemed by the issuer. Pre-refunded Municipal Securities are usually purchased at a price which represents a premium over their face value.

     Private Activity Bonds.  Short Duration Tax-Free, Municipal Income, High
     ----------------------
Yield, and Core Funds may each invest in certain types of Municipal Securities, generally referred to as industrial development bonds (and referred to under current tax law as private activity bonds), which are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute Municipal Securities, although the current federal tax laws place substantial limitations on the size of such issues. A Tax Exempt Fund's distributions of its interest income from private activity bonds may subject certain investors to the federal alternative minimum tax whereas Core Fund's distributions of any tax-exempt interest it receives from any source will be taxable for regular federal income tax purposes.

       Tender Option Bonds.  A tender option bond is a Municipal Security
       -------------------
(generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax-exempt rates. The bond is typically issued with the agreement of a third party, such as a bank, broker-dealer or other financial institution, which grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. However, an institution will not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrade in the credit rating assigned to the issuer of the bond. The liquidity of a tender option bond is a function of the credit quality of both the bond issuer and the financial institution providing liquidity. Tender option bonds are deemed to be liquid unless, in the opinion of the Adviser, the credit quality of the bond issuer and the financial institution is deemed, in light of the Fund's credit quality requirements, to be inadequate and the bond would not otherwise be readily marketable. The Tax Exempt Funds intend to invest in tender option bonds the interest on which will, in the opinion of bond counsel, counsel for the issuer of interests therein or counsel selected by the Adviser, be exempt from regular federal income tax. However, because there can be no assurance that the Internal Revenue Service (the "Service") will agree with such counsel's opinion in any particular case, there is a risk that a Tax Exempt Fund will not be considered the owner of such tender option bonds and thus will not be entitled to treat such interest as exempt from such tax. Additionally, the federal income tax treatment of certain other aspects of these investments, including the proper tax treatment of tender option bonds and the associated fees in relation to various regulated investment company tax provisions is unclear. The Tax Exempt Funds intend to manage their portfolio in a manner designed to eliminate or minimize any adverse impact from the tax rules applicable to these investments.

     Auction Rate Securities.  The Core, High Yield, Municipal Income and Short
     -----------------------
Duration Tax-Free Funds may invest in auction rate securities. Auction rate securities consist of auction rate Municipal Securities and auction rate preferred securities issued by closed-end investment companies that invest primarily in Municipal Securities (collectively, "auction rate securities"). Provided that the auction mechanism is successful, auction rate securities usually permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by "Dutch" auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is some risk that an auction will fail due to insufficient demand for the securities.

     Dividends on auction rate preferred securities issued by a closed-end fund may be designated as exempt from federal income tax to the extent they are attributable to exempt income earned by the fund on the securities in its portfolio and distributed to holders of the preferred securities, provided that the preferred securities are treated as equity securities for federal income tax purposes and the closed-end fund complies with certain tests under the Code.

     A Fund's investments in auction rate securities of closed-end funds are subject to the limitations prescribed by the Act and certain state securities regulations. The Funds will indirectly bear their proportionate share of any management and other fees paid by such closed-end funds in addition to the advisory fees payable directly by the Funds.

     Insurance.  The Funds may invest in "insured" tax-exempt Municipal
     ---------
Securities. Insured Municipal Securities are securities for which scheduled payments of interest and principal are guaranteed by a private (nongovernmental) insurance company. The insurance only entitles a Fund to receive the face or par value of the securities held by the Fund. The insurance does not guarantee the market value of the Municipal Securities or the value of the shares of a Fund.

     The Funds may utilize new issue or secondary market insurance. A new issue insurance policy is purchased by a bond issuer who wishes to increase the credit rating of a security. By paying a premium and meeting the insurer's underwriting standards, the bond issuer is able to obtain a high credit rating (usually, Aaa from Moody's or AAA from Standard & Poor's) for the issued security. Such insurance is likely to increase the purchase price and resale value of the security. New issue insurance policies are non-cancelable and continue in force as long as the bonds are outstanding.

     A secondary market insurance policy is purchased by an investor (such as a Fund) subsequent to a bond's original issuance and generally insures a particular bond for the remainder of its term. The Funds may purchase bonds which have already been insured under a secondary market insurance policy by a prior investor, or the Funds may directly purchase such a policy from insurers for bonds which are currently uninsured.

     An insured Municipal Security acquired by a Fund will typically be covered by only one of the above types of policies. All of the insurance policies used by a Fund will be obtained only from insurance companies rated, at the time of purchase, Aaa by Moody's or AAA by Standard & Poor's. The Municipal Securities invested in by the High Yield Fund will not be subject to this requirement.

     Standby Commitments.  In order to enhance the liquidity of Municipal
     -------------------
Securities, the Tax Exempt Funds may acquire the right to sell a security to another party at a guaranteed price and date. Such a right to resell may be referred to as a "standby commitment" or liquidity put, depending on its characteristics. The aggregate price which a Fund pays for securities with standby commitments may be higher than the price which otherwise would be paid for the securities. Standby commitments may not be available or may not be available on satisfactory terms.

     Standby commitments may involve letters of credit issued by domestic or foreign banks supporting the other party's ability to purchase the security from a Tax Exempt Fund. The right to sell may be exercisable on demand or at specified intervals, and may form part of a security or be acquired separately by a Tax Exempt Fund. In considering whether a security meets a Tax Exempt Fund's quality standards, the particular Tax Exempt Fund will look to the creditworthiness of the party providing the Fund with the right to sell as well as the quality of the security itself.

     The Tax Exempt Funds value Municipal Securities which are subject to standby commitments at amortized cost. The exercise price of the standby commitments is expected to approximate such amortized cost. No value is assigned to the standby commitments for purposes of determining a Tax Exempt Fund's net asset value. The cost of a standby commitment is carried as unrealized depreciation from the time of purchase until it is exercised or expires. Since the value of a standby commitment is dependent on the ability of the standby commitment writer to meet its obligation to repurchase, a Tax Exempt Fund's policy is to enter into standby commitment transactions only with banks, brokers or dealers which present a minimal risk of default.

     The Adviser understands that the Service has issued a favorable revenue ruling to the effect that, under specified circumstances, a registered investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. The Service has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. The Tax Exempt Funds intend to take the position that they are the owner of any Municipal Securities acquired subject to a standby commitment or acquired or held with certain other types of put rights and that tax-exempt interest earned with respect to such Municipal Securities will be tax-exempt in their hands. There is no assurance that standby commitments will be available to the Tax Exempt Funds nor have the Tax Exempt Funds assumed that such commitments would continue to be available under all market conditions.

     Call Risk and Reinvestment Risk.  Municipal Securities may include "call"
     -------------------------------
provisions which permit the issuers of such securities, at any time or after a specified period, to redeem the securities prior to their stated maturity. In the event that Municipal Securities held in a Fund's portfolio are called prior to the maturity, the Fund will be required to reinvest the proceeds on such securities at an earlier date and may be able to do so only at lower yields, thereby reducing the Fund's return on its portfolio securities.

FOREIGN INVESTMENTS

     Core, High Yield and Global Income Funds may invest in securities of foreign issuers and in fixed-income securities quoted or denominated in a currency other than U.S. dollars. Investing in the securities of foreign issuers involves certain special considerations, including those set forth below, which are not typically associated with investing in U.S. issuers. Since investments in the securities of foreign issuers may involve currencies of foreign countries, and since Core, High Yield and Global Income Funds may temporarily hold funds in bank deposits in foreign currencies during completion of investment programs, Core, High Yield and Global Income Funds may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversions between various currencies.

     Foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. In addition, there may be less publicly available information about a foreign company than about a comparable U.S. company.
Volume and
liquidity in most foreign bond markets are less than in the United States markets and securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges are often fixed and generally are higher than negotiated commissions or dealer mark-ups in the U.S. markets, although each Fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities markets and exchanges, brokers, dealers and listed companies than in the United States. Mail service between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlement of portfolio transactions or loss of certificates for portfolio securities.

     Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of Core Fund, High Yield Fund or Global Income Fund is uninvested and no return is earned thereon. The inability of Core Fund, High Yield Fund or Global Income Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to Core Fund, High Yield Fund or Global Income Fund due to subsequent declines in value of the portfolio securities, or, if Core Fund, High Yield Fund or Global Income Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could adversely affect Core, High Yield or Global Income Funds' investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resources self-sufficiency and balance of payments position.

INVESTING IN EMERGING COUNTRIES

     Market Characteristics.  Debt securities of most emerging markets issuers
     ----------------------
may be less liquid and are generally subject to greater price volatility than securities of issuers in the U.S. and other developed countries. The markets for securities of emerging markets may have substantially less volume than the market for similar securities in the U.S. and may not be able to absorb, without price disruptions, a significant increase in trading volume or trade size. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. The less liquid the market, the more difficult it may be for the Fund to accurately price its portfolio securities or to dispose of such securities at the times determined to be appropriate. The risks associated with reduced liquidity may be particularly acute to the extent that a Fund needs cash to meet redemption requests, to pay dividends and other distributions or to pay its expenses.

     Securities markets of emerging markets may also have less efficient clearance and settlement procedures than U.S. markets, making it difficult to conduct and complete transactions. Delays in the settlement could result in temporary periods when a portion of a Fund's assets is uninvested and settlement could result in temporary periods when a portion of the Fund's assets is uninvested and no return is earned thereon. Inability to make intended security purchases could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities could result either in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability of the Fund to the purchaser.

     Transaction costs, including brokerage commissions and dealer mark-ups, in emerging markets may be higher than in the U.S. and other developed securities markets. As legal systems in emerging markets develop, foreign investors may be adversely affected by new or amended laws and regulations. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.

     Economic, Political and Social Factors.  Emerging markets may be subject to
     --------------------------------------
a greater degree of economic, political and social instability than the U.S., Japan and most Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision-making, including changes or attempted changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved economic, political and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and
(v) ethnic, religious and racial disaffection and conflict. Many emerging markets have experienced in the past, and continue to experience, high rates of inflation. In certain countries inflation has at times accelerated rapidly to hyperinflationary levels, creating a negative interest rate environment and sharply eroding the value of outstanding financial assets in those countries. The economies of many emerging markets are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners. In addition, the economies of some emerging markets may differ unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position.


     Restrictions on Investment and Repatriation.  Certain emerging markets
     -------------------------------------------
require governmental approval prior to investments by foreign persons or limit investments by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. Repatriation of investment income and capital from certain emerging markets is subject to certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect the operation of a Fund.

SOVEREIGN DEBT OBLIGATIONS

     Investments in sovereign debt obligations involves special risks not present in corporate debt obligations. The issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and a Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and a Fund's net asset value, may be more volatile than prices of debt obligations of U.S. issuers. In the past, the governments of certain emerging markets have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debts.

     A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor's policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multinational agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of the third parties' commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to timely service its debts.

     FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. Core, High Yield and Global Income Funds may enter into forward foreign currency exchange contracts for hedging purposes and to seek to increase total return. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.
A forward contract generally has no deposit requirement, and no commissions are generally charged at any stage for trades.

     At the maturity of a forward contract, Global Income Fund, High Yield Fund and Core Fund may either accept or make delivery of the currency specified in the contract or, at or prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

     Global Income, High Yield or Core Funds may enter into forward foreign currency exchange contracts in several circumstances. First, when Global Income, High Yield or Core Funds enter into a contract for the purchase or sale of a security quoted or denominated in a foreign currency, or when Global Income, High Yield or Core Funds anticipate the receipt in a foreign currency of a dividend or interest payment on such a security which it holds, Global Income, High Yield or Core Funds may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying transactions, Global Income, High Yield or Core Funds will attempt to protect themselves against an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

     Additionally, when the Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of U.S. dollars, the amount of foreign currency approximating the value of some or all of a Fund's portfolio securities quoted or denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Using forward contracts to protect the value of a Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which a Fund can achieve at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the U.S. dollar value of only a portion of a Fund's foreign assets.

      Global Income, High Yield and Core Funds may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated or quoted in a different currency if the Advisers determine that there is a pattern of correlation between the two currencies. The Global Income, High Yield and Core Funds may also purchase and sell forward contracts to seek to increase total return when the Advisers anticipate that the foreign currency will appreciate or depreciate in value, but securities quoted or denominated in that currency do not present attractive investment opportunities and are not held in a Fund's portfolio.

     Global Income, High Yield and Core Funds' custodian will place cash or liquid assets, into a segregated account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of forward foreign currency exchange contracts requiring the Fund to purchase foreign currencies and forward contracts entered into to seek to increase total return. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts. The segregated accounts will be marked-to-market on a daily basis. Although the contracts are not presently regulated by the Commodity Trading Futures Commission ("CFTC"), the CFTC may in the future assert authority to regulate these contracts. In such event, a Fund's ability to utilize forward foreign currency exchange contracts may be restricted. The Global Income, Core and High Yield Funds will not enter into a forward contract with a term of greater than one year.

     While Global Income, Core and High Yield Funds may enter into forward contracts to seek to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. Thus, while Global Income, Core and High Yield Funds may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for a Fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between a Fund's portfolio holdings of securities quoted or denominated in a particular currency and forward contracts entered into by Global Income, Core and High Yield Funds. Such imperfect correlation may cause the Fund to sustain losses which will prevent the Fund from achieving a complete hedge or expose the Fund to risk of foreign exchange loss.

     Forward contracts are subject to the risk that the counterparty to such contract will default on its obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive a Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the Fund to cover its purchase or sale commitments, if any, at the current market price. A Fund will not enter into such transactions unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is considered to be investment grade by the Adviser.

INTEREST RATE SWAPS, MORTGAGE SWAPS, CURRENCY SWAPS AND INTEREST RATE CAPS, FLOORS AND COLLARS

     Each Fund may enter into interest rate swaps, caps, floors and collars. In addition, Core, Adjustable Rate, Government Income, Short Duration Government, Global Income and High Yield Funds may enter into mortgage swaps and Core, High Yield and Global Income Funds may also enter into currency swaps. Each Fund may enter into swap transactions for hedging purposes or to seek to increase total return. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. Currency swaps involve the exchange of the parties' respective rights to make or receive payments in specified currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates. Since interest rate, mortgage and currency swaps and interest rate caps, floors and collars are individually negotiated, each Fund expects to achieve an acceptable degree of correlation between its portfolio investments and its swap, cap, floor and collar positions.

     A Fund will enter into interest rate and mortgage swaps only on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Interest rate and mortgage swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate and mortgage swaps is limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to an interest rate swap defaults, a Fund's risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any. In contrast, currency swaps usually involve the delivery of the entire principal amount of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery
obligations.   The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each interest rate or currency swap will be accrued on a daily basis and an amount of cash or liquid assets, having an aggregate net asset value at least equal to such accrued excess will be maintained in a segregated account by a Fund's custodian. Inasmuch as these transactions are entered into for hedging purposes or are offset by cash or liquid assets, as permitted by applicable law, maintained in a segregated account the Funds and the Advisers believe that swaps do not constitute senior securities under the Act and, accordingly, will not treat them as being subject to a Fund's borrowing restriction.

     The Funds will not enter into any swap transactions unless the unsecured commercial paper, senior debt or claims-paying ability of the other party is rated either AA or A-1 or better by Standard & Poor's or Aa or P-1 or better by Moody's or their equivalent ratings. If there is a default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the interbank market. The staff of the Securities and Exchange Commission (the "SEC") currently takes the position that swaps, caps, floors and collars are illiquid for purposes of a Fund's limitation on illiquid investments.

     The use of interest rate, mortgage and currency swaps, as well as interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of a Fund would be less favorable than it would have been if this investment technique were not used.

OPTIONS ON SECURITIES AND SECURITIES INDICES

     WRITING COVERED OPTIONS. Each Fund may write (sell) covered call and put
     -----------------------
options on any securities in which it may invest or on any securities index based on securities in which it may invest. A Fund may purchase and write such options on securities that are listed on national domestic securities exchanges or foreign securities exchanges or traded in the over-the-counter market. A call option written by a Fund obligates the Fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. All call options written by a Fund are covered, which means that the Fund will own the securities subject to the option so long as the option is outstanding or use the other methods described below. The purpose of a Fund in writing covered call options is to realize greater income than would be realized in portfolio securities transactions alone. However, in writing covered call options for additional income, a Fund may forego the opportunity to profit from an increase in the market price of the underlying security.

     A put option written by a Fund obligates the Fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. The purpose of writing such options is to generate additional income. However, in return for the option premium, the Fund accepts the risk that it will be required to purchase the underlying securities at a price in excess of the securities' market value at the time of purchase.

     All call and put options written by a Fund are covered. A written call option or put option may be covered by (i) maintaining cash or liquid assets, as permitted by applicable law, either of which, in the case of Global Income Fund, Core Fund or High Yield Fund, may be quoted or denominated in any currency, in a segregated account maintained by the Fund's custodian with a value at least equal to the Fund's obligation under the option, (ii) entering into an offsetting forward commitment and/or (iii) purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund's net exposure on its written option position.

     A Fund may terminate its obligations under an exchange-traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an
offsetting transaction with the counterparty to such option.   Such purchases
are referred to as "closing purchase transactions."

     Each Fund may also write (sell) covered call and put options on any securities index composed of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

     The Funds may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account by their respective custodian) upon conversion or exchange of other securities in its portfolio. The Funds may also cover call and put options on a securities index by maintaining cash or liquid assets, as permitted by applicable law, with a value equal to the exercise price in a segregated account with their custodian or by using the other methods described above.

     PURCHASING OPTIONS.  Each Fund may also purchase put and call options on
     ------------------
any securities in which it may invest or on any securities index composed of securities in which it may invest. A Fund would also be able to enter into closing sale transactions in order to realize gains or minimize losses on options it had purchased.

     A Fund would normally purchase call options in anticipation of an increase, or put options in anticipation of a decrease ("protective puts") in the market value of securities of the type in which it may invest. The purchase of a call option would entitle a Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. A Fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option. The purchase of a put option would entitle a Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of a Fund's securities. Put options may also be purchased by a Fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of the underlying portfolio securities.

     A Fund may purchase put and call options on securities indices for the same purposes as it may purchase options on securities. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

     Transactions by a Fund in options on securities and securities indices will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which a Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Advisers. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

     WRITING AND PURCHASING CURRENCY CALL AND PUT OPTIONS.  Core,  Global Income
     ----------------------------------------------------
and High Yield Funds may write covered put and call options and purchase put and call options on foreign currencies in an attempt to protect against declines in the dollar value of portfolio securities and against increases in the dollar cost of securities to be acquired. Global Income, Core and High Yield Funds may use options on currency to cross-hedge, which involves writing or purchasing options on one currency to seek to hedge against changes in exchange rates for a different currency with a pattern of correlation. In addition, Global Income, Core and High Yield Funds may purchase call options on currency to seek to increase total return when the Advisers anticipate that the currency will appreciate in value, but the securities denominated or quoted in that currency do not present attractive investment opportunities and are not included in the Fund's portfolios.

     A call option written by Core, Global Income and High Yield Funds obligates the Fund to sell specified currency to the holder of the option at a specified price if the option is exercised at any time before the expiration date. A put option written by a Fund obligates the Fund to purchase specified currency from the option holder at a specified price if the option is exercised at any time before the expiration date. The writing of currency options involves a risk that a Fund will, upon exercise of the option, be required to sell currency subject to a call at a price that is less than the currency's market value or be required to purchase currency subject to a put at a price that exceeds the currency's market value.

     A Fund may terminate its obligations under a written call or put option by purchasing an option identical to the one written. Such purchases are referred to as "closing purchase transactions." A Fund would also be able to enter into closing sale transactions in order to realize gains or minimize losses on purchased options.

     Core, Global Income and High Yield Funds would normally purchase call options in anticipation of an increase in the U.S. dollar value of currency in which securities to be acquired by the Fund are denominated or quoted. The purchase of a call option would entitle a Fund, in return for the premium paid, to purchase specified currency at a specified price during the option period. A Fund would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option.

     Core, Global Income and High Yield Funds would normally purchase put options in anticipation of a decline in the U.S. dollar value of currency in which securities in its portfolio are denominated or quoted ("protective puts"). The purchase of a put option would entitle Core, Global Income and High Yield Funds, in exchange for the premium paid, to sell specified currency at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the U.S. dollar value of a Fund's portfolio securities due to currency exchange rate fluctuations. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying currency.

     In addition to using options for the hedging purposes described above, Core, Global Income and High Yield Funds may use options on currency to seek to increase total return. Global Income Fund, High Yield Fund and Core Fund may write (sell) covered put and call options on any currency in an attempt to realize greater income than would be realized on portfolio securities transactions alone. However, in writing covered call options for additional income, Global Income, High Yield and Core Funds may forego the opportunity to profit from an increase in the market value of the underlying currency. Also, when writing put options, Global Income, High Yield and Core Funds accept, in return for the option premium, the risk that it may be required to purchase the underlying currency at a price in excess of the currency's market value at the time of purchase.

     Global Income, High Yield and Core Funds would normally purchase call options to seek to increase total return in anticipation of an increase in the market value of a currency. Global Income, High Yield and Core Funds would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs. Otherwise Global Income, High Yield and Core Funds would realize either no gain or a loss on the purchase of the call option. Put options may be purchased by the Global Income, High Yield and Core Funds for the purpose of benefiting from a decline in the value of currencies which it does not own. Global Income, High Yield and Core Funds would ordinarily realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs. Otherwise Global Income, High Yield and Core Funds would realize either no gain or a loss on the purchase of the put option.

     YIELD CURVE OPTIONS.  Each Fund may enter into options on the yield
     -------------------
"spread," or yield differential between two securities. Such options are referred to as "yield curve" options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

     Yield curve options may be used for the same purposes as other options on securities. For example, a Fund may purchase a call option on the yield spread between two securities if it owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. A Fund may also purchase or write yield curve options for other than hedging purposes (i.e., in an attempt to increase its current income) if, in the judgment of the Adviser, the Fund will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present a risk of loss even if the yield of one of the underlying securities remains constant, or if the spread moves in a direction or to an extent which was not anticipated.

     Yield curve options written by a Fund must be "covered." A call (or put) option is covered if the Fund holds another call (or put) option on the spread between the same two securities and maintains in a segregated account with its custodian cash or liquid assets, as permitted by applicable law, sufficient to cover the Fund's net liability under the two options. Therefore, a Fund's liability for such a covered option is generally limited to the difference between the amount of the Fund's liability under the option written by the Fund less the value of the option held by the Fund. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter, and because they have been only recently introduced, established trading markets for these options have not yet developed.

     RISKS ASSOCIATED WITH OPTIONS TRANSACTIONS.  There is no assurance that a
     ------------------------------------------
liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If a Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or currencies or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if a Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities or currencies.

     Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

     A Fund's ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, the Funds will treat purchased over-the counter options and all assets used to cover written over-the counter options as illiquid securities, except that with respect to options written with primary dealers in U.S. Government Securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to a formula approved by the SEC.

     The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options for hedging purposes depends in part on the applicable Adviser's ability to predict future price fluctuations and the degree of correlation between the options and securities markets.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS
--------------------------------------------------

     To seek to increase total return or to hedge against changes in interest rates or securities prices or, in the case of Core, High Yield and Global Income Funds, currency exchange rates, each Fund may purchase and sell various kinds of futures contracts, and purchase and write call and put options on any of such futures contracts. Each Fund may also enter into closing purchase and sale transactions with respect to any of such contracts and options. The futures contracts may be based on various securities (such as U.S. Government Securities), securities indices, foreign currencies in the case of Global Income, Core and High Yield Funds and any other financial instruments and indices. A Fund will engage in futures and related options transactions only for bona fide hedging purposes as defined below or for purposes of seeking to increase total return to the extent permitted by regulations of the CFTC. All futures contracts entered into by a Fund are traded on U.S. exchanges or boards of trade that are licensed and regulated by the CFTC or on foreign exchanges.

     FUTURES CONTRACTS.  A futures contract may generally be described as an
     -----------------
agreement between two parties to buy and sell particular financial instruments or currencies for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

     When interest rates are rising or securities prices are falling, a Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, a Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. Core, Global Income and High Yield Funds may each seek to offset anticipated changes in the value of a currency in which its portfolio securities, or securities that it intends to purchase, are quoted or denominated by purchasing and selling futures contracts on such currencies.

     Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities or currency will usually be liquidated in this manner, a Fund may instead make, or take, delivery of the underlying securities or currency whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures on securities or currency are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

     HEDGING STRATEGIES.  Hedging, by use of futures contracts, seeks to
     ------------------
establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities or securities that a Fund proposes to acquire or the exchange rate of currencies in which portfolio securities are quoted or denominated. A Fund may, for example, take a "short" position in the futures market by selling futures contracts to seek to hedge against an anticipated rise in interest rates or a decline in market prices or foreign currency rates that would adversely affect the U.S. dollar value of the Fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by a Fund or securities with characteristics similar to those of a Fund's portfolio securities. Similarly, Core Fund, High Yield Fund and Global Income Fund may each sell futures contracts on any currencies in which its portfolio securities are quoted or denominated or in one currency to seek to hedge against fluctuations in the value of securities denominated in a different currency if there is an established historical pattern of correlation between the two currencies. If, in the opinion of the Advisers, there is a sufficient degree of correlation between price trends for a Fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Funds may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in a Fund's portfolio may be more or less volatile than prices of such futures contracts, the Advisers will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having a Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting a Fund's portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of a Fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

     On other occasions, a Fund may take a "long" position by purchasing futures contracts. This would be done, for example, when a Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices that are currently available.

     OPTIONS ON FUTURES CONTRACTS.  The acquisition of put and call options on
     ----------------------------
futures contracts will give a Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, a Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

     The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of a Fund's assets. By writing a call option, a Fund becomes obligated, in exchange for the premium, (upon exercise of the option) to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that a Fund intends to purchase. However, a Fund becomes obligated (upon exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. Thus, the loss incurred by a Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. The Funds will incur transaction costs in connection with the writing of options on futures.

     The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same financial instrument. There is no guarantee that such closing transactions can be effected. A Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

     OTHER CONSIDERATIONS.  Each Fund will engage in futures and related options
     --------------------
transactions only for bona fide hedging or to seek to increase total return as permitted by CFTC regulations which permit principals of an investment company registered under the Act to engage in such transactions without registering as commodity pool operators. Each Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or securities or instruments which it expects to purchase. Except as stated below, each Fund's futures transactions will be entered into for traditional hedging purposes -- i.e., futures contracts will be sold to protect against a decline in the price of securities (or the currency in which they are quoted or denominated) that a Fund owns or futures contracts will be purchased to protect a Fund against an increase in the price of securities (or the currency in which they are quoted or denominated) it intends to purchase. As evidence of this hedging intent, each Fund expects that on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities (or assets denominated in the related currency) in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for a Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

     As an alternative to compliance with the bona fide hedging definition, a CFTC regulation permits the Funds to elect to comply with a different test under which the aggregate initial margin and premiums required to establish positions to seek to increase total return in futures contracts and options on futures will not exceed 5% of the net asset value of a Fund's portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase. The Funds will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986, as amended (the "Code") for maintaining their qualifications as regulated investment companies for federal income tax purposes. See "Taxation."

     Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating a Fund to purchase securities or currencies, require the Fund to establish with the custodian a segregated account consisting of cash or liquid assets, as permitted by applicable law, in an amount equal to the underlying value of such contracts and options.

     While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, while a Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates or securities prices or currency exchange rates may result in a poorer overall performance for a Fund than if it had not entered into any futures contracts or options transactions. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and a Fund may be exposed to risk of loss. In addition, it is not possible to hedge fully or protect against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations.

     Perfect correlation between a Fund's futures positions and portfolio positions will be impossible to achieve. There are no futures contracts based upon individual securities, except certain U.S. Government Securities. The only futures contracts available to hedge a Fund's portfolio are various futures on U.S. Government Securities, securities indices and foreign currencies.

MORTGAGE DOLLAR ROLLS
---------------------

     The Taxable Funds may enter into mortgage "dollar rolls" in which a Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity), but not identical securities on a specified future date. During the roll period, a Fund loses the right to receive principal and interest paid on the securities sold. However, a Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of a Fund compared with what such performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the applicable Fund. Each Fund will hold and maintain in a segregated account until the settlement date cash or liquid assets, as permitted by applicable law, in an amount equal to its forward purchase price.

     For financial reporting and tax purposes, the Funds treat mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale. The Funds do not currently intend to enter into mortgage dollar rolls that are accounted for as a financing.

     Mortgage dollar rolls involve certain risks including the following: if the broker-dealer to whom a Fund sells the security becomes insolvent, a Fund's right to purchase or repurchase the mortgage-related securities subject to the mortgage dollar roll may be restricted and the instrument which a Fund is required to repurchase may be worth less than an instrument which a Fund originally held. Successful use of mortgage dollar rolls will depend upon the Adviser's ability to manage a Fund's interest rate and mortgage prepayments exposure. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed.

CONVERTIBLE SECURITIES

     Convertible securities include corporate notes or preferred stock but are ordinarily long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities in which the Core Fund and High Yield Fund invest will be subject to the same rating criteria as its other investments in fixed-income securities.

LENDING OF PORTFOLIO SECURITIES

     Each Fund may lend portfolio securities. Under present regulatory policies, such loans may be made to institutions, such as brokers or dealers and would be required to be secured continuously by collateral in cash, cash equivalents, letters of credit or U.S. Government Securities maintained on a current basis in an amount at least equal to the market value of the securities loaned. Cash collateral may be invested in cash equivalents. A Fund has the right to call a loan and obtain the securities loaned at any time on five days' notice. For the duration of a loan, a Fund continues to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and also receives compensation from investment of the collateral. A Fund would not have the right to vote any securities having voting rights during the existence of the loan, but a Fund would call the loan in anticipation of an important vote to be taken among holders of the securities or the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit there are risks of delay in recovering, or even loss of rights in, the collateral should the borrower of the securities fail financially. However, the loans are made only to firms deemed by the applicable Adviser to be of good standing, and when, in the judgment of the applicable Adviser, the consideration which can be earned currently from securities loans of this type justifies the attendant risk. If an Adviser determines to make securities loans, the value of the securities loaned will not exceed one-third of the value of the total assets of each Fund.

RESTRICTED AND ILLIQUID SECURITIES

     Each Fund may purchase securities that are not registered or offered in an exempt non-public offering ("Restricted Securities") under the Securities Act of 1933, as amended ("1933 Act"), including securities eligible for resale to "qualified institutional buyers" pursuant to Rule 144A under the 1933 Act.

However, a Fund will not invest more than 15% of its net assets in illiquid investments, which includes repurchase agreements maturing in more than seven days, interest rate, currency and mortgage swaps, interest rate caps, floors and collars, certain SMBS, municipal leases, certain over-the-counter options, securities that are not readily marketable and Restricted Securities, unless the Board of Trustees determines, based upon a continuing review of the trading markets for the specific Restricted Securities, that such Restricted Securities are liquid. Certain commercial paper issued in reliance on Section 4(2) of the 1933 Act is treated like Rule 144A Securities. The Trustees have adopted guidelines and delegated to the Advisers the daily function of determining and monitoring the liquidity of the Funds' portfolio securities. The Board of Trustees, however, will retain sufficient oversight and be ultimately responsible for the determinations. Since it is not possible to predict with assurance exactly how the market for Restricted Securities sold and offered under Rule 144A or Section 4(2) will develop, the Trustees will carefully monitor the Funds' investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in a Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these Restricted Securities.

     The purchase price and subsequent valuation of Restricted Securities normally reflect a discount from the price at which such securities trade when they are not restricted, since the restriction makes them less liquid. The amount of the discount from the prevailing market price is expected to vary depending upon the type of security, the character of the issuer, the party who will bear the expenses of registering the Restricted Securities and prevailing supply and demand conditions.

WHEN-ISSUED AND FORWARD COMMITMENT SECURITIES

     Each Fund may purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis. These transactions involve a commitment by a Fund to purchase or sell securities at a future date. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges. The Funds will purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, the Funds may dispose of or negotiate a commitment after entering into it. A Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. The Funds may realize a capital gain or loss in connection with these transactions. For purposes of determining each Fund's duration, the maturity of when-issued or forward commitment securities will be calculated from the commitment date. Each Fund is required to hold and maintain in a segregated account with the Fund's custodian until three days prior to settlement date, cash or liquid assets, in an amount sufficient to meet the purchase price. Alternatively, each Fund may enter into offsetting contracts for the forward sale of other securities that it owns. Securities purchased or sold on a when-issued or forward commitment basis involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date.

OTHER INVESTMENT COMPANIES

     Each Fund reserves the right to invest up to 10% of its total assets, calculated at the time of purchase, in the securities of other investment companies, but may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the voting securities of any other investment company. Pursuant to an exemptive order obtained from the SEC, the Funds may invest in money market funds for which the Adviser or any of its affiliates serves as investment adviser. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests in addition to the advisory and administration fees paid by the Fund. However, to the extent that a Fund invests in a money market fund for which the Adviser acts as adviser, the management fees payable by the Fund to the Adviser will be reduced by an amount equal to the Fund's proportionate share of the management fees paid by such money market fund to the Adviser or any of its affiliates.

REPURCHASE AGREEMENTS

     Each Fund may enter into repurchase agreements with selected broker-dealers, banks or other financial institutions. A repurchase agreement is an arrangement under which a Fund purchases securities and the seller agrees to repurchase the securities within a particular time and at a specified price. Custody of the securities will be maintained by each Fund's custodian. The repurchase price may be higher than the purchase price, the difference being income to a Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a Fund together with the repurchase price on repurchase. In either case, the income to a Fund is unrelated to the interest rate on the security subject to the repurchase agreement.

     For purposes of the Act and, generally for tax purposes, a repurchase agreement is deemed to be a loan from a Fund to the seller of the security. For other purposes, it is not clear whether a court would consider the security purchased by a Fund subject to a repurchase agreement as being owned by a Fund or as being collateral for a loan by a Fund to the seller. In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, a Fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. If the court characterizes the transaction as a loan and a Fund has not perfected a security interest in the security, the Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Fund would be at risk of losing some or all of the principal and interest involved in the transaction.

     As with any unsecured debt instrument purchased for each Fund, the applicable Adviser seeks to minimize the risk of loss from repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the security. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. However, if the market value of the security subject to the repurchase agreement becomes less than the repurchase price (including accrued interest), each Fund will direct the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price. Certain repurchase agreements which provide for settlement in more than seven days can be liquidated before the nominal fixed term on seven days or less notice. Such repurchase agreements will be regarded as liquid instruments.

     In addition, the Funds, together with other registered investment companies having management agreements with the Advisers or their affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.


                            INVESTMENT RESTRICTIONS

     The Trust has adopted the following investment restrictions on behalf of the Funds, none of which may be changed without the approval of the holders of a majority of the outstanding voting securities of the affected Fund. The investment objective of each Fund and all other investment policies or practices of the Funds, except for Short Duration Tax-Free Fund's and Municipal Income Fund's policy to invest under normal market conditions 80% of its net assets in Municipal Securities, are considered by the Trust not to be fundamental and accordingly may be changed without shareholder approval. See "INVESTMENT OBJECTIVES AND POLICIES" in the Prospectuses. As defined in the Act, "a majority of the outstanding voting securities" of a Fund means the vote (a) of 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy or (b) more than 50% of the outstanding shares of the Fund, whichever is less.

     For the purposes of the limitations (except for the asset coverage requirement with respect to borrowings), any limitation which involves a maximum percentage shall not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by, a Fund. With respect to the Tax Exempt Funds, the identification of the issuer of a Municipal Security that is not a general obligation is made by the Adviser based on the characteristics of the Municipal Security, the most important of which is the source of funds for the payment of principal and interest on such securities.

 AS A MATTER OF FUNDAMENTAL POLICY, A FUND MAY NOT:

     (1) make any investment inconsistent with the Fund's classification as a diversified company under the Investment Company Act of 1940, as amended (the "Act"). This restriction does not, however, apply to any Fund classified as a non-diversified company under the Act.

     (2) invest more than 25% of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. government or its agencies or instrumentalities). (For the purposes of this restriction, state and municipal governments and their agencies, authorities and instrumentalities are not deemed to be industries; telephone companies are considered to be a separate industry from water, gas or electric utilities; personal credit finance companies and business credit finance companies are deemed to be separate industries; and wholly-owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents). This restriction does not apply to investments in municipal securities which have been pre-refunded by the use of obligations of the U.S. government or any of its agencies or instrumentalities. Each of the Municipal Income and Short Duration Tax-Free Funds may invest 25% or more of the value of its total assets in municipal securities which are related in such a way that an economic, business or political development or change affecting one municipal security would also affect the other municipal securities. These municipal securities include (a) municipal securities, the interest on which is paid solely from revenues of similar projects such as hospitals, electric utility systems, multi-family housing, nursing homes, commercial facilities (including hotels), steel companies or life care facilities, (b) municipal securities whose issuers are in the same state and (c) industrial development obligations.

     (3) borrow money, except (a) the Fund may borrow from banks (as defined in the Act) or through reverse repurchase agreements in amounts up to 33 1/3% or its total assets (including the amount borrowed), (b) the Fund may, to the extent permitted by applicable law borrow up to an additional 5% of its total assets for temporary purposes, (c) the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, (d) the Fund may purchase securities on margin to the extent permitted by applicable law and (e) the Fund may engage in transactions in mortgage dollar rolls which are accounted for as financings.

     (4) make loans, except through (a) the purchase of debt obligations in accordance with the Fund's investment objective and policies, (b) repurchase agreements with banks, brokers, dealers and other financial institutions, and (c) loans of securities as permitted by applicable law.

     (5) underwrite securities issued by others, except to the extent that the sale of portfolio securities by the Fund may be deemed to be an underwriting.

     (6)(a) for each Fund other than Core Fund, purchase, hold or deal in real estate, although a Fund may purchase and sell securities that are secured by real estate or interests therein, securities of real estate investment trusts and mortgage-related securities and may hold and sell real estate acquired by a Fund as a result of the ownership of securities.

     (6)(b) in the case of the Core Fund, purchase, hold or deal in real estate (including real estate limited partnerships) or oil, gas or mineral leases, although the Fund may purchase and sell securities that are secured by real estate or interests therein, may purchase mortgage-related securities and may hold and sell real estate acquired by the Fund as a result of the ownership of securities.

     (7) invest in commodities or commodity contracts, except that the Fund may invest in currency and financial instruments and contracts that are commodities or commodity contracts.

     (8) issue senior securities to the extent such issuance would violate applicable law.

     Each Fund may, notwithstanding any other fundamental investment restriction or policy, invest some or all of its assets in a single open-end investment company or series thereof with substantially the same fundamental investment objectives, restrictions and policies as the Fund.

In addition, as non-fundamental policies, a Fund may not:

     (1) Invest in companies for the purpose of exercising control or management.

     (2) Invest more than 15% of the Fund's net assets in illiquid investments including repurchase agreements maturing in more than seven days, securities which are not readily marketable and restricted securities not eligible for resale pursuant to Rule 144A under the 1933 Act.

     (3) Purchase additional securities if the Fund's borrowings exceed (excluding covered mortgage dollar rolls) 5% of its net assets.

     (4)    Make short sales of securities, except short sales against the box.


                                   MANAGEMENT

TRUSTEES AND OFFICERS
---------------------

     Information pertaining to the Trustees and officers of the Trust is set forth below together with their respective positions and a brief statement of their principal occupations during the past five years. Trustees and Officers deemed to be "interested persons" of the Trust for purposes of the Act are indicated by an asterisk.

Ashok N. Bakhru, Age 53, 1325 Avenue of the Americas, 34th Floor, New York, New York 10019. Chairman and Trustee. Executive Vice President-Finance and
             --------------------
Administration and Chief Financial Officer, Coty Inc. (since April 1996); President, ABN Associates, Inc. (June 1994 through March 1996); Senior Vice President, Scott Paper Company (until June 1994); Director, Arkwright Mutual Insurance Company; Trustee, International House of Philadelphia; Member of Cornell University Council; Trustee of Walnut Street Theater.

David B. Ford,* Age 51, One New York Plaza, New York, New York 10004. Trustee.
                                                                      -------
Managing Director, Goldman Sachs (since 1996); General Partner, Goldman Sachs, (1986-1996); Co-Head of GSAM since December 1994.

Douglas C. Grip,* Age 35, One New York Plaza, New York, New York 10004.

President and Trustee. Vice President, Goldman Sachs since May 1996; President,
---------------------
MFS Retirement Services Inc., of Massachusetts Financial Services prior thereto.

John P. McNulty,* Age 44, One New York Plaza, New York, New York 10004.

Trustee.  Managing Director, Goldman Sachs since 1996; General Partner of
-------
Goldman Sachs from 1990 to 1994 and 1995-1996; Co-Head of GSAM since November 1996; Limited Partner of Goldman Sachs from 1994 to November 1995.

Mary P. McPherson, Age 60, Taylor Hall, Bryn Mawr College, Bryn Mawr, PA 19010. Trustee. President of Bryn Mawr College since 1978; Director of Josiah Macy,
-------
Jr. Foundation since 1977; Director of the Philadelphia Contributionship since 1985; Director of Amherst College since 1986; Director of Dayton Hudson Corporation since 1988; Director of the Spencer Foundation since 1993; and member of PNC Advisory Board since 1993.

Alan A. Shuch,* Age 48, One New York Plaza, New York, New York 10004. Trustee.
                                                                      -------
Limited Partner, Goldman Sachs (since 1994); Director and Vice President, Goldman Sachs Funds Management, Inc. from April 1990 to November 1994; President and Chief Operating Officer, GSAM from September 1988 to November 1994; Limited Partner, Goldman Sachs since December 1994.

Jackson W. Smart, Jr., Age 66, One Northfield Plaza, #218, Northfield, Illinois 60093. Trustee. Chairman, Executive Committee, First Commonwealth, Inc. (a
        -------
managed dental care company, since January 1996); Chairman and Chief Executive Officer, MSP Communications Inc. (a company engaged in radio broadcasting) since November 1988; Director, Federal Express Corporation since 1976; Evanston Hospital Corporation (since 1980) and First Commonwealth,Inc. (since 1988) and North American Private Equity Group (a venture capital fund).

William H. Springer, Age 67, 701 Morningside Drive, Lake Forest, Illinois 60045. Trustee. Vice Chairman and Chief Financial and Administrative Officer,
-------
Ameritech (a telecommunications holding company) from February 1987 to retirement in June 1992; Director, Walgreen Co. (a retail drugstore business); and Baker, Fentress & Co. (a closed-end non-diversified management investment company) April 1992 to present.

Richard P. Strubel, Age 57, 70 West Madison Street, Suite 1400, Chicago, Illinois 60602. Trustee. Managing Director, Tandem Partners, Inc. (since
                 -------
1990); President and Chief Executive Officer, Microdot, Inc. (a diversified manufacturer of fastening systems and connectors) from January 1984 to October 1994.

Pauline Taylor,* Age 50, 4900 Sears Tower, Chicago, Illinois 60606. Vice
                                                                    ----
President.  Vice President, Goldman Sachs since June 1992; Director of
---------
Shareholder Servicing since June 1992.

Nancy L. Mucker,* Age 47, 4900 Sears Tower, Chicago, Illinois 60606.  Vice
                                                                      ----
President.  Vice President, Goldman Sachs;  Manager, Shareholder Services for
---------
GSAM since November 1989.

John W. Mosior,* Age 58, 4900 Sears Tower, Chicago, Illinois 60606. Vice
                                                                    ----
President.  Vice President, Goldman Sachs; Manager, Shareholder Services for
---------
GSAM since November 1989.

Scott M. Gilman,* Age 37, One New York Plaza, New York, New York 10004. Treasurer. Director, Mutual Funds Administration, GSAM since April 1994.
---------
Assistant Treasurer of Goldman Sachs Funds

Management, Inc. since March 1993. Vice President, Goldman Sachs since March, 1990.

John M. Perlowski,* Age 32, One New York Plaza, New York, New York 10004. Assistant Treasurer. Vice President, Goldman, Sachs & Co., since July 1995.
-------------------
Director/Fund Accounting & Custody, Investors Bank & Trust Co., November 1993 to July 1995. Formerly, Manager, Audit Division, Arthur Andersen, September 1986 to November 1993.

Michael J. Richman,* Age 36, 85 Broad Street, New York, New York 10004. Secretary. Associate General Counsel of GSAM since February 1994; Vice
---------
President and Assistant General Counsel of Goldman Sachs; Counsel to the Funds Group, GSAM since June 1992; Partner, Hale and Dorr from September 1991 to June 1992.

Howard B. Surloff,* Age 31, 85 Broad Street, New York, New York 10004. Assistant
                                                                       ---------
Secretary.  Vice President and Assistant General Counsel, Goldman Sachs since
---------
November 1993 and May 1994, respectively; Counsel to the Funds Group, GSAM since November 1993; Associate of Shereff, Friedman, Hoffman & Goodman, LLP prior thereto.


Valerie A. Zondorak,* Age 31, 85 Broad Street, New York, New York 10004. Assistant Secretary. Vice President, Goldman Sachs (since March 1997); Counsel
--------------------
to the Funds Group, GSAM (since March 1997); Associate of Shereff, Friedman, Hoffman & Goodman, LLP (prior thereto).

Steven E. Hartstein*, Age 33, 85 Broad Street, New York, New York 10004. Assistant Secretary. Legal Products Analyst, Goldman Sachs since June 1993;
-------------------
Funds Compliance Officer, Citibank Global Asset Management from August 1991 to June 1993); Legal Assistant, Brown & Wood prior thereto.

Deborah A. Farrell*, Age 25, 85 Broad Street, New York, New York 10004. Assistant Secretary. Administrative Assistant, Goldman Sachs since January
-------------------
1994.  Formerly at Cleary, Gottlieb, Stein and Hamilton.

Kaysie Uniacke*, Age 36, One New York Plaza, New York, New York 10004. Assistant Secretary. Vice President and Senior Portfolio Manager, GSAM since
-------------------
1988.

Elizabeth D. Anderson*, Age 27, One New York Plaza, New York, New York 10004. Assistant Secretary. Portfolio Manager, GSAM since April 1996; Junior Portfolio
-------------------
Manager, Goldman Sachs 1995-1996. Funds Trading Assistant, GSAM 1993-1995. Compliance Analyst, Prudential Insurance, from 1991 to 1993.

     The Trustees and officers of the Trust hold comparable positions with certain other investment companies of which Goldman Sachs, GSAM or GSFM is the investment adviser, administrator and/or distributor. As of _______, 1997, the Trustees and officers as a group owned less than 1% of the outstanding shares of beneficial interest of each Fund.

     The following table sets forth certain information with respect to the compensation of each Trustee of the Trust for the one-year period ended October 31, 1996:

                                                             Total
                          Pension or                      Compensation
                          Aggregate       Retirement      from Goldman
                         Compensation  Benefits Accrued   Sachs Funds
                           from the     as of Part of      (including
                          Funds/1/     Trust's Expenses  the Funds)/2/
                         ------------  ----------------  --------------
Name of Trustees

Ashok N. Bakhru                $4,109                $0         $77,375
Marcia L. Beck/3/                  $0                $0              $0
David B. Ford                      $0                $0              $0
Douglas C. Grip                    $0                $0              $0
Paul C. Nagel, Jr./4/          $2,525                $0         $50,500
Alan A. Shuch                      $0                $0              $0
Jackson W. Smart               $3,169                $0         $65,750
William H. Springer            $3,169                $0         $65,750
Richard P. Strubel             $3,169                $0         $65,750

/1/ Reflects amount paid by Goldman Sachs Trust, a Massachusetts business trust, during fiscal year ended October 31, 1996.

/2/ The Goldman Sachs Funds consisted of 29 mutual funds, including the seven series of the Trust, on October 31, 1996.

/3/  Resigned as of May 1, 1996.

/4/  Retired as of June 30, 1996.

INVESTMENT ADVISERS
-------------------

     GSAM, One New York Plaza, New York, New York 10004, a separate operating division of Goldman Sachs, serves as the investment adviser to Municipal Income Fund, Government Income Fund, Short Duration Tax-Free Fund, High Yield Fund and Core Fund pursuant to a management agreement. GSFM, One New York Plaza, New York, New York 10004, serves as the investment adviser to Adjustable Rate Fund and Short Duration Government Fund pursuant to a management agreement. GSFM, a Delaware limited partnership, is an affiliate of Goldman Sachs. GSAMI, 133 Peterborough Court, London EC4A 2BB, England, serves as investment adviser to Global Income Fund pursuant to a management agreement. As a company with unlimited liability under the laws of England, GSAMI is regulated by the Investment Management Regulatory Organization Limited, a United Kingdom self-regulatory organization, in the conduct of its investment advisory business.
See "MANAGEMENT" in the Funds' Prospectuses for a description of the applicable Adviser's duties as investment adviser.

     Founded in 1869, Goldman Sachs is among the oldest and largest investment banking firms in the United States. Goldman Sachs is a leader in developing portfolio strategies and in many fields of investing and financing, participating in financial markets worldwide and serving individuals, institutions, corporations and governments. Goldman Sachs is among the principal market sources for current and thorough information on companies, industrial sectors, markets, economies and currencies, and trades and makes markets in a wide range of equity and debt securities 24 hours a day. The firm is headquartered in New York and has offices throughout the United States and in Beijing, Brazil, Frankfurt, George Town, Hong Kong, London, Madrid, Mexico, Milan, Montreal, Osaka, Paris, Seoul, Shanghai, Singapore, Sydney, Taipei, Tokyo, Toronto, Vancouver and Zurich. It has trading professionals throughout the United States, as well as in London, Tokyo, Hong Kong and Singapore. The active participation of Goldman Sachs in the world's financial markets enhances its ability to identify attractive investments.

     The Advisers are able to draw on the substantial research and market expertise of Goldman Sachs, whose investment research effort is one of the largest in the industry. With an annual equity research budget approaching $160 million, Goldman Sachs' Investment Research Department covers approximately 1,700 companies, including approximately 1,000 U.S. corporations in 60 industries. The in-depth information and analyses generated by Goldman Sachs' research analysts are available to the Advisers. The Advisers manage money for some of the world's largest institutional investors.

     For more than a decade, Goldman Sachs has been among the top-ranked firms in Institutional Investor's annual "All-America Research Team" survey. In addition, many of Goldman Sachs' economists, securities analysts, portfolio strategists and credit analysts have consistently been highly ranked in respected industry surveys conducted in the U.S. and abroad. Goldman Sachs is also among the leading investment firms using quantitative analytics (now used by a growing number of investors) to structure and evaluate portfolios. For example, Goldman Sachs' options evaluation model analyzes each security's term, coupon and call option, providing an overall analysis of the security's value relative to its interest risk.

     In planning the Tax Exempt Funds' strategies, the portfolio managers also evaluate and monitor individual issues by using analytical techniques that have traditionally been applied to corporate bonds and Mortgage-Backed Securities. In particular, the Adviser's embedded option valuation model provides a picture of an individual security's relative value and the portfolio's overall interest rate risk. By constantly reviewing the positions of securities within the portfolio, the Adviser looks for opportunities to enhance the Tax Exempt Funds' yields by fine-tuning the portfolio, using quantitative tools designed for municipal portfolio management. The Adviser, which managed approximately $3 billion in tax-free securities in 1996, has assembled an experienced team of professionals for selection of the Tax Exempt Funds' portfolio securities.

     In structuring Adjustable Rate Fund's and Short Duration Government Fund's respective securities portfolio, the Adviser will review the existing overall economic and mortgage market trends. The Adviser will then study yield spreads, the implied volatility and the shape of the yield curve. The Adviser will then apply this analysis to a list of eligible securities that meet the respective Fund's investment guidelines. With respect to Adjustable Rate Fund, this analysis is used to plan a two-part portfolio, which will consist of a "core" portfolio of ARMs and a "relative value" portfolio of other mortgage assets that can enhance portfolio returns and lower risk (such as investments in CMO floating-rate tranches and interest only stripped Mortgage-Backed Securities).

     With respect to Adjustable Rate Fund, Government Income Fund, Short Duration Government Fund, High Yield Fund and Core Fund, the applicable Adviser expects to utilize Goldman Sachs' sophisticated option-adjusted analytics to help make strategic asset allocations within the markets for U.S. government, Mortgage-Backed and other securities and to employ this technology periodically to re-evaluate the Funds' investments as market conditions change. Goldman Sachs has also developed a prepayment model designed to estimate mortgage prepayments and cash flows under different interest rate scenarios. Because a Mortgage-Backed Security incorporates the borrower's right to prepay the mortgage, the Advisers use a sophisticated option-adjusted spread (OAS) model to measure expected returns. A security's OAS is a function of the level and shape of the yield curve, volatility and the applicable Adviser's expectation of how a change in interest rates will affect prepayment levels. Since the OAS model assumes a relationship between prepayments and interest rates, the Advisers consider it a better way to measure a security's expected return and absolute and relative values than yield to maturity. In using OAS technology, the Advisers will first evaluate the absolute level of a security's OAS considering its liquidity and its interest rate, volatility and prepayment sensitivity. The Advisers will then analyze its value relative to alternative investments and to its own investments. The Advisers will also measure a security's interest rate risk by computing an option adjusted duration (OAD). The Advisers believe a security's OAD is a better measurement of its price sensitivity than cash flow duration, which systematically misstates portfolio duration. The Advisers also evaluate returns for different mortgage market sectors and evaluate the credit risk of individual securities. This sophisticated technical analysis allows the Advisers to develop portfolio and trading strategies using Mortgage-Backed Securities that are believed to be superior investments on a risk-adjusted basis and which provide the flexibility to meet the respective Fund's duration targets and cash flow pattern requirements.

     Because the OAS is adjusted for the differing characteristics of the underlying securities, the OAS of different Mortgage-Backed Securities can be compared directly as an indication of their relative value in the market. The Advisers also expect to use OAS-based pricing methods to calculate projected security returns under different, discrete interest rate scenarios, and Goldman Sachs' proprietary prepayment model to generate yield estimates under these scenarios. The OAS, scenario returns, expected returns, and yields of securities in the mortgage market can be combined and analyzed in an optimal risk-return matching framework.

     The Advisers will use OAS analytics to choose what they believe is an appropriate portfolio of investments for Adjustable Rate Fund, Government Income Fund, Short Duration Government Fund and Core Fund from a universe of eligible investments. In connection with initial portfolio selections, in addition to using OAS analytics as an aid to meeting each Fund's particular composition and performance targets, the Advisers will also take into account important market criteria like the available supply and relative liquidity of various mortgage securities in structuring the portfolio.

     The Advisers also expect to use OAS analytics to evaluate the mortgage market on an ongoing basis. Changes in the relative value of various Mortgage-Backed Securities could suggest tactical trading opportunities for the Funds. The Advisers will have access to both current market analysis as well as historical information on the relative value relationships among different Mortgage-Backed Securities. Current market analysis and historical information is available in the Goldman Sachs database for most actively traded Mortgage-Backed Securities.

     Goldman Sachs has agreed to provide the Advisers, on a non-exclusive basis, use of its mortgage prepayment model, OAS model and any other proprietary services which it now has or may develop, to the extent such services are made available to other similar customers. Use of these services by the Advisers with respect to a Fund does not preclude Goldman Sachs from providing these services to third parties or using such services as a basis for trading for its own account or the account of others.

     The fixed-income research capabilities of Goldman Sachs available to the Advisers include the Goldman Sachs Fixed Income Research Department and the Credit Department. The Fixed Income Research Department monitors developments in U.S. and foreign fixed-income markets, assesses the outlooks for various sectors of the markets and provides relative value comparisons, as well as analyzes trading opportunities within and across market sectors. The Fixed Income Research Department is at the forefront in developing and using computer-based tools for analyzing fixed-income securities and markets, developing new fixed income products and structuring portfolio strategies for investment policy and tactical asset allocation decisions. The Credit Department tracks specific governments, regions and industries and from time to time may review the credit quality of a Fund's investments.

     In addition to fixed-income research and credit research, the Advisers in managing Global Income Fund are supported by Goldman Sachs' economics research. The Economics Research Department, based in London, conducts economic, financial and currency markets research which analyzes economic trends and interest and exchange rate movements worldwide. The Economics Research Department tracks factors such as inflation and money supply figures, balance of trade figures, economic growth, commodity prices, monetary and fiscal policies, and political events that can influence interest rates and currency trends. The success of Goldman Sachs' international research team has brought wide recognition to its members. The team has earned top rankings in the annual "Extel Financial Survey" of U.K. investment managers in the following categories: U.K. Economy 1989-1995; International Economies 1986, 1988-1995; International Government Bond Market 1993-1995; and Currency Movements 1986-1993.

     In allocating assets in the Global Income Fund's portfolio among currencies, the Adviser will have access to the Global Asset Allocation Model. The model is based on the observation that the prices of all financial assets, including foreign currencies, will adjust until investors globally are comfortable holding the pool of outstanding assets. Using the model, the Adviser will estimate the total returns from each currency sector which are consistent with the average investor holding a portfolio equal to the market capitalization of the financial assets among those currency sectors. These estimated equilibrium returns are then combined with Goldman Sachs' research professionals' expectations to produce an optimal currency and asset allocation for the level of risk suitable for the Fund's investment objective and criteria.

     Each Fund's management agreement, (the "Management Agreements"), was most recently approved by the Trustees of the Trust, including a majority of the Trustees of the Trust who are not parties to such agreements or "interested persons" (as such term is defined in the Act) of any party thereto (the "non-interested Trustees"), on April 23, 1997. The applicable Fund's

Management Agreement was approved by the shareholders of Adjustable Rate Fund on October 30, 1991, the shareholders of Short Duration Government Fund on March 27, 1989, the sole initial shareholder of Short Duration Tax-Free Fund on September 25, 1992, the sole initial shareholder of Core Fund on October 29, 1993, and the shareholders of each other Fund on April 21, 1997. Each Management Agreement will remain in effect until June 30, 1998 and will continue in effect with respect to the applicable Fund from year to year thereafter provided such continuance is specifically approved at least annually by (a) the vote of a majority of the outstanding voting securities of such Fund or a majority of the Trustees of the Trust, and (b) the vote of a majority of the non-interested Trustees of the Trust, cast in person at a meeting called for the purpose of voting on such approval.

     Each Management Agreement will terminate automatically if assigned (as defined in the Act). Each Management Agreement is also terminable at any time without penalty by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of a Fund on 60 days' written notice to the applicable Adviser or by the Adviser on 60 days' written notice of the Trust.

     The Management Agreements provide that GSAM, GSFM and GSAMI, in their capacity as advisers may each render similar services to others so long as the services under the Management Agreements are not impaired thereby. Pursuant to the Management Agreements, the Advisers are entitled to receive the fee set forth below and the Advisers are currently limiting the fee to the rate set forth below:

                           Contractual      Current
Fund                             Rate*         Rate
----                             ----          ----

GSAM
  Municipal Income                  .55%         .55%
  Government Income                 .65%         .25%
  Short Duration Tax-Free           .55%         .40%
  Core Fixed Income                 .55%         .40%
  High Yield                        .70%         .65%

GSFM
  Short Duration Government         .65%         .40%
  Adjustable Rate Government        .55%         .40%

GSAMI
  Global Income                     .90%         .59%
----------------------------

* The Contractual Rate is identical to the aggregate advisory and administration fee rates payable by each Fund under the previous separate advisory (including subadvisory in the case of Global Income Fund) and administration agreements. For the fiscal year ended October 31, 1996, the annual rate expressed is the combined advisory and administration fees paid (after fee waivers). Such reduction or limits, if any, are calculated monthly on a cumulative basis and may be discontinued or modified by the applicable Adviser at its discretion at any time, although they have no current intention to do so.


     For the fiscal years ended October 31, 1996, 1995 and 1994, the amounts of the investment advisory and administration fees incurred by each Fund then in existence were as follows:

                                     1996        1995        1994
                                  ----------  ----------  ----------

Adjustable Rate Fund              $2,535,709  $2,947,492  $6,798,185
Short Duration Government            411,360     517,091   1,063,867
 Fund/(1)/
Short Duration Tax-Free Fund         169,796     260,970     468,868
Core Fund/(2)/                       246,568     137,158      56,255
Global Income Fund/(3)(6)/         1,117,226     706,460   1,518,814
Government Income Fund/(4)(6)/        74,060      44,037           0
Municipal Income Fund/(5)(6)/        211,283     154,707      35,494

_________________________

/(1)/ Had expense limitations not been in effect, Short Duration Government Fund would have paid advisory fees of $514,200, $646,364 and $1,329,834, respectively, for such years.

/(2)/ Core Fund commenced operations January 5, 1994.

/(3)/ For the same periods, Global Income Fund paid GSAMI subadvisory fees of $837,920, $1,412,921 and $3,037,627, respectively. If expense limitations had not been in effect, Global Income Fund would have paid advisory and subadvisory fees of $1,474,204 and $491,401, respectively, for the year ended October 31, 1996 and $789,127 and $1,578,254, respectively, for the year ended October 31, 1995.

/(4)/ Had expense limitations not been in effect, Government Income Fund would have paid advisory fees of $148,120, $101,737 and $65,604, respectively, for such years.

/(5)/ Had expense limitations not been in effect for the years ended October 31, 1995 and 1994, Municipal Income Fund would have paid advisory fees of $200,207 and $174,161, respectively, for such years.

/(6)/ Reflects combined fees under separate investment advisory and administration agreements which were combined in a Management Agreement effective May 1, 1997.

     The fees and services under the Investment Advisory and Administration Agreements are identical to the fees and services under the Management Agreement.

     Each Adviser performs administrative services for the applicable Funds under the Management Agreement. Such administrative services include, subject to the general supervision of the Trustees of the Trust, (a) providing supervision of all aspects of the Funds' non-investment operations (other than certain operations performed by others pursuant to agreements with the Funds), (b) providing the Funds, to the extent not provided pursuant to the agreement with the Trust's custodian, transfer and dividend disbursing agent or agreements with other institutions, with personnel to perform such executive, administrative and clerical services as are reasonably necessary to provide effective administration of the Funds, (c) arranging, to the extent not provided pursuant to such agreements, for the preparation, at the Funds' expense, of each Fund's tax returns, reports to shareholders, periodic updating of the Funds' prospectuses and statements of additional information, and reports filed with the SEC and other regulatory authorities, (d) providing the Funds, to the extent not provided pursuant to such agreements, with adequate office space and certain related office equipment and services, and (e) maintaining all of the Funds' records other than those maintained pursuant to such agreements.


     ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED
     -------------------------------------------------------------------------
BY GOLDMAN SACHS.  The involvement of the Advisers and Goldman Sachs and their
----------------
affiliates, in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to the Funds or impede their investment activities.

     Goldman Sachs and its affiliates, including, without limitation, the Advisers and their advisory affiliates have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) which have investment objectives similar to those of the Funds and/or which engage in transactions in the same types of securities, currencies and instruments as the Funds. Goldman Sachs and its affiliates are major participants in the global currency, equities, swap and fixed-income markets, in each case on a proprietary basis and for the accounts of customers. As such, Goldman Sachs and its affiliates are actively engaged in transactions in the same securities, currencies, and instruments in which the Funds invest. Such activities could affect the prices and availability of the securities, currencies, and instruments in which the Funds invest, which could have an adverse impact on each Fund's performance. Such transactions, particularly in respect of proprietary accounts or customer accounts other than those included in the Advisers' and their advisory affiliates' asset management activities, will be executed independently of the Funds' transactions and thus at prices or rates that may be more or less favorable. When the Advisers and their advisory affiliates seek to purchase or sell the same assets for their managed accounts, including the Funds, the assets actually purchased or sold may be allocated among the accounts on a basis determined in its good faith discretion of such entitles to be equitable. In some cases, this system may adversely affect the size or the price of the assets purchased or sold for the Funds.

     From time to time, the Funds' activities may be restricted because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for example, when the Advisers, and/or their affiliates, will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which, or in securities of issuers for which, the Advisers and/or their affiliates are performing services or when position limits have been reached.

     In connection with their management of the Funds, the Advisers may have access to certain fundamental analysis and proprietary technical models developed by Goldman Sachs and other affiliates. The Advisers will not be under any obligation, however, to effect transactions on behalf of the Funds in accordance with such analysis and models. In addition, neither Goldman Sachs nor any of its affiliates will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Funds and it is not anticipated that the Advisers will have access to such information for the purpose of managing the Funds. The proprietary activities or portfolio strategies of Goldman Sachs and its affiliates or the activities or strategies used for accounts managed by them or other customer accounts could conflict with the transactions and strategies employed by the Advisers in managing the Funds.

     The results of each Fund's investment activities may differ significantly from the results achieved by the Advisers and their affiliates for their proprietary accounts or accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that Goldman Sachs and its affiliates and such other accounts will achieve investment results which are substantially more or less favorable than the results achieved by a Fund. Moreover, it is possible that a Fund will sustain losses during periods in which Goldman Sachs and its affiliates achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible.

     An investment policy committee which may include partners of Goldman Sachs and its affiliates may develop general policies regarding a Fund's activities, but will not be involved in the day-to-day management of such Fund. In such instances, those individuals may, as a result, obtain information regarding the Fund's proposed investment activities which is not generally available to the public. In addition, by virtue of their affiliation with Goldman Sachs, any such member of an investment policy committee will have direct or indirect interests in the activities of Goldman Sachs and its affiliates in securities, currencies and investments similar to those in which the Fund invests.

     In addition, certain principals and certain of the employees of the Advisers are also principals or employees of Goldman Sachs or their affiliated entities. As a result, the performance by these principals and employees of their obligations to such other entities may be a consideration of which investors in the Funds should be aware.

     The Advisers may enter into transactions and invest in instruments and, in the case of Global Income, High Yield and Core Funds, currencies on behalf of the applicable Funds in which customers of Goldman Sachs serve as the counterparty, principal or issuer. In such cases, such party's interests in the transaction will be adverse to the interests of the Funds, and such party may have no incentive to assure that the Funds obtain the best possible prices or terms in connection with the transactions. Goldman Sachs and its affiliates may also create, write or issue derivative instruments for customers of Goldman Sachs or its affiliates, the underlying securities currencies or instruments of which may be those in which the Funds invest or which may be based on the performance of a Fund. The Funds may, subject to applicable law, purchase investments which are the subject of an underwriting or other distribution by Goldman Sachs or its affiliates and may also enter into transactions with other clients of Goldman Sachs or its affiliates where such other clients have interests adverse to those of the Funds. At times, these activities may cause departments of the Firm to give advice to clients that may cause these clients to take actions adverse to the interest of the client. To the extent affiliated transactions are permitted, the Funds will deal with Goldman Sachs and its affiliates on an arm's-length basis.

     Each Fund will be required to establish business relationships with its counterparties based on the Fund's own credit standing. Neither Goldman Sachs nor its affiliates will have any obligation to allow their credit to be used in connection with a Fund's establishment of its business relationships, nor is it expected that a Fund's counterparties will rely on the credit of Goldman Sachs or any of its affiliates in evaluating the Fund's creditworthiness.

     From time to time, Goldman Sachs or any of its affiliates may, but is not required to, purchase and hold shares of a Fund in order to increase the assets of the Fund. Increasing a Fund's assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce a Fund's expense ratio. Goldman Sachs reserves the right to redeem at any time some or all of the shares of a Fund acquired for its own account. A large redemption of shares of a Fund by Goldman Sachs could significantly reduce the asset size of the Fund, which might have an adverse effect on a Fund's investment flexibility, portfolio diversification and expense ratio. Goldman Sachs will consider the effect of redemptions on a Fund and other shareholders in deciding whether to redeem its shares.

DISTRIBUTOR AND TRANSFER AGENT
------------------------------

     Goldman Sachs serves as the exclusive distributor of shares of the Funds pursuant to a "best efforts" arrangement as provided by a distribution agreement with the Trust. Pursuant to the distribution agreement, after the Funds' Prospectuses and periodic reports have been prepared, set in type and mailed to shareholders, Goldman Sachs will pay for the printing and distribution of copies thereof used in connection with the offering to prospective investors. Goldman Sachs will also pay for other supplementary sales literature and advertising costs. Goldman Sachs has entered into sales agreements with certain investment dealers and financial service firms (the "Authorized Dealers") to solicit subscriptions for Class A, Class B and Class C Shares of each of the Funds that offer such classes of shares. Goldman Sachs receives a portion of the sales load imposed on the sale, in the case of Class A Shares, or redemption in the case of Class B and Class C Shares, of such Fund shares. No Class B Shares were outstanding during the fiscal years ended October 31, 1994 and 1995. No Class C Shares were outstanding during the fiscal years ended October 31, 1994, 1995 and 1996. Goldman Sachs retained approximately the following combined commissions on sales of Class A and B shares during the following periods:


                          1996**    1995*      1994
                          -------  --------  --------

Adjustable Rate Fund*     $79,000  $40,000        N/A
Municipal Income Fund     $24,900  $48,000   $ 76,000
Government Income Fund    $17,300  $22,000   $  5,000
Global Income Fund        $52,600  $15,000   $350,000
---------------------

*    Prior to May 15, 1995 Adjustable Rate Fund did not offer Class A Shares.

** Prior to May 1, 1997, the Municipal, Government Income and Global Income Funds did not offer Class B shares.

     Goldman Sachs serves as the Trust's transfer and dividend disbursing agent. Under its transfer agency agreement with the Trust, Goldman Sachs has undertaken with the Trust with respect to each Fund to (i) record the issuance, transfer and redemption of shares, (ii) provide confirmations of purchases and redemptions, and quarterly statements, as well as certain other statements,
(iii) provide certain information to the Trust's custodian and the relevant subcustodian in connection with redemptions, (iv) provide dividend crediting and certain disbursing agent services, (v) maintain shareholder accounts, (vi) provide certain state Blue Sky and other information, (vii) provide shareholders and certain regulatory authorities with tax-related information, (viii) respond to shareholder inquiries, and (ix) render certain other miscellaneous services.

     As compensation for the services rendered to the Trust by Goldman Sachs as transfer and dividend disbursing agent and the assumption by Goldman Sachs of the expenses related thereto, Goldman Sachs received fees for the fiscal years ended October 31, 1996, 1995 and 1994 by each Fund then in existence as follows:

Fund                               1996     1995     1994
----                              -------  -------  -------

Adjustable Rate Fund              278,337  306,662  679,819
Short Duration Government Fund          0        0        0
Short Duration Tax-Free Fund       16,980   26,098   46,887
Core Fund/(1)/                     24,657   13,716    5,637
Global Income Fund                121,212  106,764  132,123
Municipal Income Fund              90,284   63,695   70,811
Government Income Fund             72,237   94,095   57,960
------------------------

/(1)/  Core Fund commenced operations on January 5, 1994.

       The foregoing distribution and transfer agency agreements each provide that Goldman Sachs may render similar services to others so long as the services each provides thereunder to the Funds are not impaired thereby. Each such agreement also provides that the Trust will indemnify Goldman Sachs against certain liabilities.


EXPENSES
--------

     Except as set forth in the Prospectuses under "MANAGEMENT" the Trust, on behalf of each Fund, is responsible for the payment of each Fund's respective expenses. The expenses borne by the outstanding classes of each Fund include, without limitation, the fees payable to the Adviser, the fees and expenses of the Trust's custodian, transfer agent fees, brokerage fees and commissions, filing fees for the registration or qualification of the Trust's shares under federal or state securities laws, expenses of the organization of the Trust, fees and expenses incurred by the Trust in connection with membership in investment company organizations, taxes, interest, costs of liability insurance, fidelity bonds or indemnification, any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against, the Trust for violation of any law, legal, tax and auditing fees and expenses (including the cost of legal and certain accounting services rendered by employees of Goldman Sachs, or its affiliates, with respect to the Trust), expenses of preparing and setting in type Prospectuses, Additional Statements, proxy material, reports and notices and the printing and distributing of the same to the Trust's shareholders and regulatory authorities, fees under any distribution, authorized dealer service, administration or service plans applicable to a particular class, any compensation and expenses of its "non-interested" Trustees and extraordinary expenses, if any, incurred by the Trust. Except for fees under any distribution, authorized dealer service, administration or service plans applicable to a particular class and transfer agency fees, all Fund expenses are borne on a non-class specific basis.

     The Advisers voluntarily have agreed to reduce or otherwise limit certain Other Expenses (excluding management fees, fees payable under administration, distribution, service and authorized dealer service plans, taxes, interest, brokerage fees and litigation, indemnification, transfer agency fees (in the case of Global Income Fund and High Yield Fund) and other extraordinary expenses) to the following percentage of each Fund's average daily net assets:


Short Duration Government Fund          0.05%
Adjustable Rate Fund                    0.05%
Municipal Income Fund                   0.05%
Government Income Fund                  0.00%
Short Duration Tax-Free Fund            0.05%
Core Fund                               0.05%
Global Income Fund                      0.06%
High Yield Fund                         0.01%

          Such reductions or limits are calculated monthly on a cumulative basis. Although the Advisers have no current intention of modifying or discontinuing such expense limitations or the limitations on the management fees, described above under "Management -- Investment Advisers," each may do so in the future at its discretion. For the fiscal year ended October 31, 1996, October 31, 1995 and October 31, 1994, Other Expenses of each Fund were reduced by the Advisers in the following amounts:


                           1996     1995     1994
                          -------  -------  -------

Adjustable Rate Fund      386,863  551,405  442,880
Short Duration
 Government Fund          169,069  219,994  115,389
Short Duration
  Tax-Free Fund           238,097  213,139  192,696
Core Fund*                233,065  176,469  141,815
Municipal Income Fund     238,203  196,265  198,806
Government Income Fund    219,091  242,036  224,285
Global Income Fund**      337,079   70,195        0
----------------------

*    Core Fund commenced operations on January 5, 1994.
** For the fiscal year ended October 31, 1994, there was no expense limitation.

     Fees and expenses of legal counsel, registering shares of each Fund, holding meetings and communicating with shareholders may include an allocable portion of the cost of maintaining an internal legal and compliance department. Each Fund may also bear an allocable portion of the costs incurred by the Advisers in performing certain accounting services not being provided by the Trust's custodian.

CUSTODIAN AND SUB-CUSTODIANS
----------------------------

     State Street Bank and Trust Company ("State Street"), P.O. Box 1713, Boston, Massachusetts 02105, is the custodian of the Trust's portfolio securities and cash. State Street also maintains the Trust's accounting records. State Street may appoint sub-custodians from time to time to hold certain securities purchased by the Trust in foreign countries and to hold cash and currencies for the Trust.

INDEPENDENT PUBLIC ACCOUNTANTS
------------------------------

     Arthur Andersen LLP, independent public accountants, One International Place, Boston, Massachusetts 02110, have been selected as auditors of the Trust. In addition to audit services, Arthur Andersen LLP prepares the Trust's federal and state tax returns, and provides consultation and assistance on accounting, internal control and related matters.


                             PORTFOLIO TRANSACTIONS

     The portfolio transactions for the Funds are generally effected at a net price without a broker's commission (i.e., a dealer is dealing with a Fund as principal and receives compensation equal to the spread between the dealer's cost for a given security and the resale price of such security). In certain foreign countries, debt securities in which the Global Income Fund, Core Fund and High Yield Fund may invest are traded on exchanges at fixed commission rates. In connection with portfolio transactions, the Management Agreement provides that the Advisers shall attempt to obtain the best net price and the most favorable execution. The Management Agreement provides that, on occasions when an Adviser deems the purchase or sale of a security to be in the best interests of a Fund as well as its other customers (including any other fund or other investment company or advisory account for which the Advisers or an affiliate act as investment adviser), a Fund, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for such other customers in order to obtain the best net price and most favorable execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the applicable Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the applicable Fund and such other customers. In some instances, this procedure may adversely affect the size and price of the position obtainable for a Fund. The Management Agreement permits each Adviser, in its discretion, to purchase and sell portfolio securities to and from dealers who provide the Trust with brokerage or research services in which dealers may execute brokerage transactions at a higher cost to the Fund. Brokerage and research services furnished by firms through which the Fund's effect their securities transactions may be used by the Advisers in servicing other accounts and not all of these services may be used by the Adviser in connection with the specific Fund generating the brokerage credits. The fees received under the Management Agreement are not reduced by reason of the Adviser receiving such brokerage and research services. In addition, in selecting brokers and dealers, the Advisers may take into account sales of shares of the Funds and other funds in the Goldman Sachs Group of Funds by such brokers and dealers.

     For the fiscal years ended October 31, 1995 and 1994, the Funds then in existence paid no brokerage commissions.

For the fiscal year ended October 31, 1996, the Funds then in existence paid brokerage commissions as follows:


                                     Total           Total               Brokerage
                                   Brokerage       Amount of            Commissions
                                     Total        Commissions           Transaction           Paid
                                   Brokerage        Paid to              on which          to Brokers
                                  Commissions     Affiliated            Commissions        Providing
                                     Paid           Persons               Paid/3/           Research
                                  ===========  =================  =======================  ==========

Fiscal Year Ended
October 31, 1996:

Adjustable Rate Fund                 $108,000  $108,000(100%)/1/  $2,121,317,579(100%)/2/        $N/A

Short Duration Government Fund         24,000    24,000(100%)/1/     447,205,928(100%)/2/         N/A

Short Duration Tax-Free Fund            1,000     1,000(100%)/1/       8,559,280(100%)/2/         N/A

Core Fixed Income Fund                  4,000     4,000(100%)/1/      43,548,299(100%)/2/         N/A

Government Income Fund                  1,200     1,200(100%)/1/      24,437,288(100%)/2/         N/A

Municipal Income Fund                   2,750     2,750(100%)/1/      51,101,625(100%)/2/         N/A

_______________________________

1  Percentage of total commissions paid.
2 Percentage of total amount of transactions involving the payment of commissions effected through affiliated persons.
3  Refers to Market Value of Futures Contracts.

          During the fiscal year ended October 31, 1996, the Funds acquired and sold securities of their regular broker-dealers: Chase Securities, Inc., Lehman Brothers, Inc., Salomon Brothers, Inc., Merrill Lynch, Robert W. Baird, Daiwa Securities, J.P. Morgan & Co., Inc., Donaldson, Lufkin, Jenrette, Nomura Securities and Morgan Stanley & Co.

          At October 31, 1996, Short Duration Tax-Free Fund, Global Income Fund and Municipal Income Fund held no securities of their regular broker-dealers.
As of the same date, Short Duration Government Fund, Adjustable Rate Fund, Government Income Fund and Core Fund held the following amounts of securities of their regular broker-dealers, as defined in Rule 10b-1 under the 1940 Act, or their parents ($ in thousands): Short Duration Government Fund: Lehman Brothers, Inc. ($370), Nomura Securities ($280) and Bear Stearns ($280); Adjustable Rate Fund: Lehman Brothers, Inc. ($4,531), Bear Stearns ($3,430) and Nomura Securities ($3,430); Government Income Fund: Lehman Brothers, Inc. ($2,774), Nomura Securities (2,774) and Bear Stearns ($2,100); Nomura Securities (2,774); Core Fund: Lehman Brothers, Inc. ($4,808), Nomura Securities ($3,640) and Bear Stearns ($3,640).


                                 SHARES OF THE TRUST


          The Funds were reorganized from series of a Massachusetts business trust as part of Goldman Sachs Trust, a Delaware business trust, by a Declaration of Trust dated January 28, 1997 on April 30, 1997.

          The Act requires that where more than one class or series of shares exists, each class or series must be preferred over all other classes or series in respect of assets specifically allocated to such class or series. The Trustees have authority to classify and reclassify any series of shares into one or more classes of shares. As of the date of this Additional Statement, the Trustees have authorized: (i) the issuance of six classes of shares of Short Duration Government Fund, Short Duration Tax-Free Fund and Core Fund:
Institutional Shares, Administration Shares, Service Shares, Class A Shares, Class B Shares and Class C Shares; (ii) the issuance of four classes of shares of Adjustable Rate Fund: Institutional Shares, Administration Shares, Service Shares and Class A Shares; and (iii) the issuance of five classes of shares of Global Income Fund, Government Income Fund, Municipal Income Fund and High Yield
Fund: Institutional Shares, Service Shares, Class A Shares, Class B Shares and Class C Shares. As of October 31, 1996, no Service Shares of the Adjustable Rate Fund were outstanding; no Class A, Class B or Class C Shares of Short Duration Government Fund, Short Duration Tax-Free Fund and Core Fund were outstanding; no Class C Shares of Government Income Fund and Municipal Income Fund were outstanding; and no shares of High Yield Fund were outstanding.

          Each Institutional Share, Administration Share, Service Share, Class A Share, Class B Share and Class C Share of a Fund represents a proportionate interest in the assets belonging to the applicable class of the Fund. All expenses of a Fund are borne at the same rate by each class of shares, except that fees under Administration and Service Plans are borne exclusively by Administration and Service Shares, fees under Distribution and Authorized Dealer Service Plans are borne exclusively by Class A, Class B or Class C Shares and transfer agency fees are borne at different rates by Class A, Class B or Class C Shares than Institutional, Administration and Service Shares. The Trustees may determine in the future that it is appropriate to allocate other expenses differently between classes of shares and may do so to the extent consistent with the rules of the SEC and positions of the Internal Revenue Service. Each class of shares may have different minimum investment requirements and be entitled to different shareholder services. Currently, shares of a class may only be exchanged for shares of the same or an equivalent class of another fund. See "Exchange Privilege" in the Prospectus.

          Institutional Shares may be purchased at net asset value without a sales charge for accounts in the name of an investor or institution that is not compensated by a Fund for services provided to the institution's customers.

          Administration Shares may be purchased for accounts held in the name of an institution that provides certain account administration services to its customers, including maintenance of account records and processing orders to purchase, redeem and exchange Administration Shares. Administration Shares bear the cost of account administration fees at the annual rate of up to 0.25% of the average daily net assets of such Administration Shares.

          Service Shares may be purchased at net asset value without a sales charge for accounts held in the name of an institution that, directly or indirectly, provides certain account administration and shareholder liaison services to its customers, including maintenance of account records and processing orders to purchase, redeem and exchange Service Shares. Service Shares bear the cost of account administration fees at the annual rate of up to 0.50% of the average daily net assets of the Fund attributable to Service Shares.

          Class A Shares are sold, with an initial sales charge, through brokers and dealers who are members of the National Association of Securities Dealers, Inc. and certain other financial service firms that have sales agreements with Goldman Sachs. Class A Shares of the Funds bear the cost of distribution (Rule 12b-1) fees at the aggregate rate of up to 0.25% of the average daily net assets of such Class A Shares. Class A Shares also bear the cost of an Authorized Dealer Service Plan at an annual rate of up to 0.25% of average daily net assets attributable to Class A Shares.

          Class B Shares of the Funds are sold subject to a contingent deferred sales charge through brokers and dealers who are members of the National Association of Securities Dealers, Inc. and certain other financial services firms that have sales arrangements with Goldman Sachs. Class B shares bear the cost of distribution (Rule 12b-1) fees at the aggregate rate of up to 0.75% of the average daily net assets attributable to Class B shares. Class B shares also bear the cost of an Authorized Dealer Service Plan at an annual rate of up to 0.25% of the average daily net assets attributable to Class B shares.


          Class C Shares of the Funds are sold subject to a contingent deferred sales charge of up to 1.0% through brokers and dealers who are members of the National Association of Securities Dealers Inc. and certain other financial services firms that have sales arrangements with Goldman Sachs. Class C Shares bear the cost of distribution (Rule 12b-1) fees at the aggregate rate of up to 0.75% of the average daily net assets attributable to Class C Shares. Class C Shares also bear the cost of an Authorized Dealer Service Plan at an annual rate of up to 0.25% of the average daily net assets attributable to Class C Shares.


          It is possible that an institution or its affiliate may offer different classes of shares (i.e., Institutional, Administration, Service, Class A, Class B and Class C Shares) to its customers and thus receive different compensation with respect to different classes of shares of each Fund.
Dividends paid by each Fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time on the same day and will be in the same amount, except for differences caused by the fact that the respective account administration, service, authorized dealer service plan and distribution fees relating to a particular class will be borne exclusively by that class. Similarly, the net asset value per share may differ depending upon the class of shares purchased.

          Certain aspects of the shares may be altered, after advance notice to shareholders, if it is deemed necessary in order to satisfy certain tax regulatory requirements.

          When issued, each Fund's shares are fully paid and non-assessable by the Trust. In the event of liquidation of a Fund, shareholders of that Fund are entitled to share pro rata in the net assets of that Fund available for distribution to such shareholders. All shares entitle their holders to one vote per share, are freely transferable and have no preemptive, subscription or conversion rights.

          As of July 15, 1997, the following entities and persons beneficially owned 5% or more of the outstanding shares of the following Funds: Adjustable Rate Fund:
Short Duration Government Fund:
Short Duration Tax-Free Fund:
Government Income Fund:
Core Fund:

          Rule 18f-2 under the Act provides that any matter required to be submitted by the provisions of the Act, applicable state law or otherwise to the holders of the outstanding voting securities of an investment company (such as the Trust) shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class or series affected by such matter. Rule 18f-2 further provides that a class or series shall be deemed to be affected by a matter unless the interests of each class or series in the matter are substantially identical or the matter does not affect any interest of such class or series. However, Rule 18f-2 exempts the selection of independent public accountants, the approval of principal distribution contracts and the election of Trustees from the separate voting requirements of Rule 18f-2.

          The Trust is not required to hold annual meetings of shareholders and does not intend to hold such meetings. In the event that a meeting of shareholders is held, each share of the Trust will be entitled, as determined by the Trustees, either to one vote for each share or to one vote for each dollar of net asset value represented by such shares on all matters presented to shareholders including the election of Trustees (this method of voting being referred to at "dollar based voting"). However, to the extent required by the Act or otherwise determined by the Trustees, series and classes of the Trust will vote separately from each other. Shareholders of the Trust do not have cumulative voting rights in the election of Trustees. Meetings of shareholders of the Trust, or any series or class thereof, may be called by the Trustees, certain officers or upon the written request of holders of 10% or more of the shares entitled to vote at such meetings. The shareholders of the Trust will have voting rights only with respect to the limited number of matters specified in the Declaration of Trust and such other matters as the Trustees may determine or may be required by law.

          The Declaration of Trust provides for indemnification of Trustees, officers and agents of the Trust unless the recipient is adjudicated (i) to be liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office or (ii) not to have acted in good faith in the reasonable belief that such person's actions were in the best interest of the Trust. The Declaration of Trust provides that, if any shareholder or former shareholder of any series is held personally liable solely by reason of being or having been a shareholder and not because of the shareholder's acts or omissions or for some other reason, the shareholder or former shareholder (or heirs, executors, administrators, legal representatives or general successors) shall be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, acting on behalf of any affected series, must, upon request by such shareholder, assume the defense of any claim made against such shareholder for any act or obligation of the series and satisfy any judgment thereon from the assets of the series.

          The Declaration of Trust permits the termination of the Trust or of any series or class of the Trust (i) by a majority of the affected shareholders at a meeting of shareholders of the Trust, series or class; or (ii) by a majority of the Trustees without shareholder approval if the Trustees determine that such action is in the best interest of the Trust or its shareholders. The factors and events that the Trustees may take into account in making such determination include (i) the inability of the Trust or any successor series or class to maintain its assets at an appropriate size; (ii) changes in laws or regulations governing the Trust, series or class or affecting assets of the type in which it invests; or (iii) economic developments or trends having a significant adverse impact on their business or operations.

          The Declaration of Trust authorizes the Trustees without shareholder approval to cause the Trust, or any series thereof, to merge or consolidate with any corporation, association, trust or other organization or sell or exchange all or substantially all of the property belonging to the Trust or any series thereof. In addition, the Trustees, without shareholder approval, may adopt a master-feeder structure by investing all or a portion of the assets of a series of the Trust in the securities of another open-end investment company.

          The Declaration of Trust permits the Trustees to amend the Declaration of Trust without a shareholder vote. However, shareholders of the Trust have the right to vote on any amendment (i) that would affect the voting rights of shareholders; (ii) that is required by law to be approved by shareholders; (iii) that would amend the voting provisions of the Declaration of Trust; or (iv) that the Trustees determine to submit to shareholders.

          The Trustees may appoint separate Trustees with respect to one or more series or classes of the Trust's shares (the "Series Trustees"). Series Trustees may, but are not required to, serve as Trustees of the Trust or any other series or class of the Trust. The Series Trustees have, to the exclusion of any other Trustees of the Delaware Trust, all the powers and authorities of Trustees under the Trust Instrument with respect to any other series or class.

SHAREHOLDER AND TRUSTEE LIABILITY

          Under Delaware law, the shareholders of the Funds are not generally subject to liability for the debts or obligations of the Trust. Similarly, Delaware law provides that a series of the Trust will not be liable for the debts or obligations of any other series of the Trust. However, no similar statutory or other authority limiting business trust shareholder liability exists in other states. As a result, to the extent that a Delaware business trust or a shareholder is subject to the jurisdiction of courts of such other states, the courts may not apply Delaware law and may thereby subject the Delaware business trust shareholders to liability. To guard against this risk, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of a Fund. Notice of such disclaimer will normally be given in each agreement, obligation or instrument entered into or executed by a series or the Trustees. The Declaration of Trust provides for indemnification by the relevant Fund for all loss suffered by a shareholder as a result of a obligation of the series. The Declaration of Trust also provides that a series shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the series and satisfy any judgment thereon. In view of the above, the risk of personal liability of shareholders is remote.

          In addition to the requirement under Delaware law, the Declaration of Trust provides that shareholders of a series may bring a derivative action on behalf of the series only if the following conditions are met: (a) shareholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstanding shares of the series, or 10% of the outstanding shares of the series or class to which such action relates, shall join in the request for the Trustees to commence such action; and (b) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of other advisers in considering the merits of the request and shall require an undertaking by the shareholders making such request to reimburse the Fund for the expense of any such advisers in the event that the Trustees determine not to bring such action.

          The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against liability to which he or she would otherwise be subject by reason or willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

                                NET ASSET VALUE

          Under the Act, the Trustees of the Trust are responsible for determining in good faith the fair value of securities of the Funds. In accordance with procedures adopted by the Trustees of the Trust, the net asset value per share of each class of each Fund is calculated by determining the value of the net assets attributable to each class of that Fund (assets, including securities at value, minus liabilities) and dividing by the number of outstanding shares of that class. All securities are valued as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time) on each Business Day (as defined in each Fund's Prospectus).

          For the purpose of calculating the net asset value of the Funds, investments are valued under valuation procedures established by the Trustees. Portfolio securities, other than money market instruments and with the exception of Global Income Fund, for which accurate market quotations are readily available are valued as follows: (a) via electronic feeds to the custodian bank containing dealer-supplied bid quotations or bid quotations from a nationally recognized pricing service; (b) securities for which the custodian bank is unable to obtain an external price or with respect to which the Adviser believes an external price does not reflect accurate market values, will be valued by the Adviser in good faith based on valuation models that take into account daily spread and yield changes on U.S. Treasury securities (i.e., matrix pricing); (c) overnight repurchase agreements will be valued by the Adviser at cost; (d) term repurchase agreements (i.e., those whose maturity exceeds seven days) and interest rate swaps, caps, collars and floors will be valued at the average of the bid quotations obtained daily from at least two dealers or, for term repurchase agreements, recognized counterparties; (e) debt securities with a remaining maturity of 60 days or less are valued by the Adviser at amortized cost, which the Trustees have determined to approximate fair value; (f) spot and forward foreign currency exchange contracts will be valued using a pricing service such as Reuters then calculating then mean between the last bid and asked quotations supplied by certain independent dealers in such contracts; (g) exchange-traded options and futures contracts will be valued by the custodian bank at the last sale price on the exchange where such contracts and options are principally traded; and (h) over-the-counter options will be valued by an independent unaffiliated broker identified by the portfolio manager/trader and contacted by the custodian bank.

          Portfolio securities of the Global Income Fund for which accurate market quotations are available are valued as follows: (a) securities listed on any U.S. or foreign stock exchange or on the National Association of Securities Dealers Automated Quotations System ("NASDAQ") will be valued at the last sale price on the exchange or system in which they are principally traded, on the valuation date. If there is no sale on the valuation day, securities traded principally: (i) on a U.S. exchange or NASDAQ will be valued at the mean between the closing bid and asked prices, and (ii) on a foreign exchange will be valued at the official bid price. The last sale price and official bid price for securities traded principally on a foreign exchange will be determined as of the close of the London Foreign Exchange; (b) over-the-counter securities not quoted on NASDAQ will be valued at the last sale price on the valuation day or, if no sale occurs, at the mean between the last bid and asked prices; (c) options and futures contracts will be valued at the last sale price in the market where such contract is principally traded; and (d) forward foreign currency exchange contracts will be valued at the mean between the last bid and asked quotations supplied by a dealer in such contracts.

          All other securities, including those for which a pricing service supplies no exchange quotation or a quotation that is believed by the portfolio manager/trader to be inaccurate; will be valued at fair value as stated in the valuation procedures which were approved by the Board of Trustees.

          Money market instruments held by a Fund with a remaining maturity of sixty days or less will be valued by the amortized cost method, which the Trustees have determined approximates market value.

          The value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at current exchange rates of such currencies against U.S. dollars last quoted by any major bank. If such quotations are not available, the rate of exchange will be determined in good faith by or under procedures established by the Board of Trustees.

          Generally, trading in foreign securities is substantially completed each day at various times prior to the time the Global Income, Core and High Yield Funds calculate their net asset value. Occasionally, events affecting the values of such securities may occur between the times at which they are determined and the calculation of net asset value which will not be reflected in the computation of the Fund's net asset value unless the Trustees deem that such event would materially affect the net asset value, in which case an adjustment may be made.


                                 TAXATION

          The following is a summary of the principal U.S. federal income, and certain state and local, tax considerations regarding the purchase, ownership and disposition of shares in the Funds. This summary does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies and financial institutions. Each prospective shareholder is urged to consult his own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in the Funds. This summary is based on the laws in effect on the date of this Additional Statement, which are subject to change.

GENERAL
-------

          Each series of the Trust, including each Fund, is a separate taxable entity. Each Fund has qualified and elected or intends to qualify and elect to be treated and intends to continue to qualify for each taxable year as a regulated investment company under Subchapter M of the Code.

          Qualification as a regulated investment company under the Code requires, among other things, that (a) a Fund derive at least 90% of its gross income (including tax-exempt interest) for its taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stocks or securities, or foreign currencies or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% gross income test"); (b) a Fund derive less than 30% of its gross income for its taxable year from the sale or other disposition of any of the following which was held for less than three months: (i) stock or securities,

(ii) options, futures or forward contracts (other than options, futures or forward contracts on foreign currencies) and (iii) foreign currencies and foreign currency options, futures and forward contracts that are not directly related to the Fund's principal business of investing in stocks or securities or options and futures with respect to stocks or securities (the "short-short test"); and (c) a Fund diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the market value of its total (gross) assets is comprised of cash, cash items, United States Government Securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total (gross) assets is invested in the securities of any one issuer (other than United States Government Securities and securities of other regulated investment companies) or two or more issuers controlled by a Fund and engaged in the same, similar or related trades or businesses. Gains from the sale or other disposition of foreign currencies (or options, futures or forward contracts on foreign currencies) that are not directly related to Core Fund's or Global Income Fund's principal business of investing in stock or securities or options and futures with respect to stock or securities will be treated as gains from the sale of investments held for less than three months under the short-short test (even though characterized as ordinary income for some purposes) if such currencies or instruments were held for less than three months. In addition, future Treasury regulations could provide that qualifying income under the 90% gross income test will not include gains from foreign currency transactions that are not directly related to Core Fund's or Global Income Fund's principal business of investing in stock or securities or options and futures with respect to stock or securities. Using foreign currency positions or entering into foreign currency options, futures and forward contracts for purposes other than hedging currency risk with respect to securities in Core Fund's or Global Income Fund's portfolio or anticipated to be acquired may not qualify as "directly related" under these tests.

          As a regulated investment company, a Fund will not be subject to U.S. federal income tax on the portion of its income and capital gains that it distributes to its shareholders in any taxable year for which it distributes, in compliance with the Code's timing and other requirements, at least 90% of its "investment company taxable income" (which includes dividends, taxable interest, taxable original issue discount income, market discount income, income from securities lending, net short-term capital gain in excess of net long-term capital loss, certain net realized foreign exchange gains, and any other taxable income other than "net capital gain" as defined below and is reduced by deductible expenses) and at least 90% of the excess of its gross tax-exempt interest income over certain disallowed deductions ("net tax-exempt interest"). A Fund may retain for investment its "net capital gain" (which consists of the excess of its net long-term capital gain over its net short-term capital loss). However, if a Fund retains any investment company taxable income or net capital gain, it will be subject to tax at regular corporate rates on the amount retained. If a Fund retains any net capital gain, that Fund may designate the retained amount as undistributed net capital gain in a notice to its shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by that Fund against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to 65% of the amount of undistributed net capital gain included in the shareholder's gross income. Each Fund intends to distribute for each taxable year to its shareholders all or substantially all of its investment company taxable income (if any), net capital gain and any net tax-exempt interest. Exchange control or other foreign laws, regulations or practices may restrict repatriation of investment income, capital or the proceeds of securities sales by foreign investors such as Global Income Fund or Core Fund and may therefore make it more difficult for Global Income Fund or Core Fund to satisfy the distribution requirements described above, as well as the excise tax distribution requirements described below. However, Global Income Fund and Core Fund generally expect to be able to obtain sufficient cash to satisfy such requirements from new investors, the sale of securities or other sources. If for any taxable year a Fund does not qualify as a regulated investment company, it will be taxed on all of its investment company taxable income and net capital gain at corporate rates, its net tax-exempt interest (if any) may be subject to the alternative minimum tax, and its distributions to shareholders will be taxable as ordinary dividends to the extent of its current and accumulated earnings and profits.

          For federal income tax purposes, each Fund is permitted to carry forward a net capital loss in any year to offset its own capital gains, if any, during the eight years following the year of the loss. At October 31, 1996, the Funds had approximately the following amounts of capital loss carry forwards:

                           Years of
                            Amount     Expiration
                          -----------  ----------

Adjustable Rate Fund      $47,923,000   2000-2003
Short Duration
 Government Fund          $13,272,000   2002-2003
Short Duration
 Tax-Free Fund            $ 4,271,000   2002-2003
Core Fixed Income Fund    $    77,000        2004
Global Income Fund        $ 4,472,000        2002
Municipal Income Fund     $ 1,535,000        2002

     These amounts are available to be carried forward to offset future capital gains to the extent permitted by the Code and applicable tax regulations.

     In order to avoid a 4% federal excise tax, each Fund must distribute or be deemed to have distributed by December 31 of each calendar year at least 98% of its taxable ordinary income for such year, at least 98% of the excess of its capital gains over its capital losses (generally computed on the basis of the one-year period ending on October 31 of such year) and 100% of any taxable ordinary income and the excess of capital gains over capital losses for the prior year that were not distributed during such year and on which the Fund did not pay federal income tax. The Funds anticipate that they will generally make timely distributions of income and capital gains in compliance with these requirements so that they will generally not be required to pay the excise tax.

     For federal income tax purposes, dividends declared by a Fund in October, November or December as of a record date in such a month which are actually paid in January of the following year will be treated as if they were received by shareholders on December 31 of the year declared.

     The Tax Exempt Funds may purchase Municipal Securities together with the right to resell the securities to the seller at an agreed-upon price or yield within a specified period prior to the maturity date of the securities. Such a right to resell is commonly known as a "put" and is also referred to as a "standby commitment." The Tax Exempt Funds may pay for a standby commitment either separately, in cash, or in the form of a higher price for the securities which are acquired subject to the standby commitment, thus increasing the cost of securities and reducing the yield otherwise available. Additionally, the Tax Exempt Funds may purchase beneficial interests in Municipal Securities held by trusts, custodial arrangements or partnerships and/or combined with third-party puts and other types of features such as interest rate swaps; those investments may require the Fund to pay "tender fees" or other fees for the various features provided.

     The Internal Revenue Service (the "Service") has issued a revenue ruling to the effect that, under specified circumstances, a registered investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. The Service has also issued private letter rulings to certain taxpayers (which do not serve as precedent for other taxpayers) to the effect that tax-exempt interest received by a regulated investment company with respect to such obligations will be tax-exempt in the hands of the company and may be distributed to its shareholders as exempt-interest dividends. The Service has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. Each of the Tax Exempt Funds intends to take the position that it is the owner of any municipal obligations acquired subject to a standby commitment or other third party put and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the Service will agree with such position in any particular case. Additionally, the federal income tax treatment of certain other aspects of these investments, including the treatment of tender fees paid by these Funds, in relation to various regulated investment company tax provisions is unclear. However, the Adviser intends to manage the Tax Exempt Funds' portfolios in a manner designed to minimize any adverse impact from the tax rules applicable to these investments.

     Gains and losses on the sale, lapse, or other termination of options and futures contracts, options thereon and certain forward contracts (except certain foreign currency options, forward contracts and futures contracts) will generally be treated as capital gain and losses. Certain of the futures contracts, forward contracts and options held by a Fund will be required to be "marked-to-market" for federal income tax purposes, that is, treated as having been sold at their fair market value on the last day of the Fund's taxable year. These provisions may require a Fund to recognize income or gains without a concurrent receipt of cash. Any gain or loss recognized on actual or deemed sales of these futures contracts, forward contracts or options will (except for certain foreign currency options, forward contracts, and futures contracts) be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. As a result of certain hedging transactions entered into by a Fund, that Fund may be required to defer the recognition of losses on futures or forward contracts and options or underlying securities or foreign currencies to the extent of any unrecognized gains on related positions held by the Fund and the characterization of gains or losses as long-term or short-term may be changed. The short-short test described above may limit each Fund's ability to use options, futures and forward transactions as well as its ability to engage in short sales. The tax provisions described above applicable to options, futures and forward contracts may affect the amount, timing, and character of a Fund's distributions to shareholders. Certain tax elections may be available to the Funds to mitigate some of the unfavorable consequences described in this paragraph.

     Section 988 of the Code contains special tax rules applicable to certain foreign currency transactions and instruments that may affect the amount, timing and character of income, gain or loss recognized by Core Fund and Global Income Fund. Under these rules, foreign exchange gain or loss realized by Core Fund or Global Income Fund with respect to foreign currencies and certain futures and options thereon, foreign currency-denominated debt instruments, foreign currency forward contracts, and foreign currency-denominated payables and receivables will generally be treated as ordinary income or loss, although in some cases elections may be available that would alter this treatment. If a net foreign exchange loss treated as ordinary loss under Section 988 of the Code were to exceed a Fund's investment company taxable income

(computed without regard to such loss) for a taxable year, the resulting loss would not be deductible by the Fund or its shareholders in future years. Net loss, if any, from certain foreign currency transactions or instruments could exceed net investment income otherwise calculated for accounting purposes with the result being either no dividends being paid or a portion of Core Fund's, High Yield Fund's or Global Income Fund's dividends being treated as a return of capital for tax purposes, nontaxable to the extent of a shareholder's tax basis in his shares and, once such basis is exhausted, generally giving rise to capital gains.

     Core and Global Income, and High Yield Funds may be subject to foreign taxes on income (possibly including, in some cases, capital gains) from foreign securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. Because more than 50% of Global Income Fund's total assets at the close of any taxable year will generally consist of stock or securities of foreign corporations, Global Income Fund will generally qualify to file an election with the Internal Revenue Service pursuant to which shareholders of Global Income Fund would be required to (i) include in ordinary gross income (in addition to taxable dividends actually received) their pro rata shares of foreign income taxes paid by Global Income Fund that are treated as income taxes under U.S. tax regulations (which excludes, for example, stamp taxes, securities transaction taxes, and similar taxes) even though not actually received by such shareholders, and (ii) treat such respective pro rata portions as foreign income taxes paid by them. Global Income Fund may or may not make this election for any particular taxable year. Core Fund will not satisfy the 50% requirement described above and, therefore, will not make this election. Core Fund and, if it does not make the election, Global Income Fund will, however, be entitled to deduct such taxes in computing the amounts they are required to distribute.

     If Global Income Fund makes this election, its shareholders may then deduct such pro rata portions of qualified foreign taxes in computing their taxable incomes, or, alternatively, use them as foreign tax credits, subject to applicable limitations, against their U.S. federal income taxes. Shareholders who do not itemize deductions for federal income tax purposes will not, however, be able to deduct their pro rata portion of qualified foreign taxes paid by Global Income Fund, although such shareholders will be required to include their shares of such taxes in gross income if Global Income Fund makes the election referred to above.

     If a shareholder chooses to take a credit for the foreign taxes deemed paid by such shareholder as a result of any such election by Global Income Fund, the amount of the credit that may be claimed in any year may not exceed the same proportion of the U.S. tax against which such credit is taken which the shareholder's taxable income from foreign sources (but not in excess of the shareholder's entire taxable income) bears to his entire taxable income. For this purpose, distributions from long-term and short-term capital gains or foreign currency gains by Global Income Fund will generally not be treated as income from foreign sources. This foreign tax credit limitation may also be applied separately to certain specific categories of foreign-source income and the related foreign taxes. As a result of these rules, which have different effects depending upon each shareholder's particular tax situation, certain shareholders of Global Income Fund may not be able to claim a credit for the full amount of their proportionate shares of the foreign taxes paid by the Fund.

     Shareholders who are not liable for U.S. federal income taxes, including tax-exempt shareholders, will ordinarily not benefit from this election. Each year, if any, that Global Income Fund files the election described above, its shareholders will be notified of the amount of (i) each shareholder's pro rata share of qualified foreign income taxes paid by Global Income Fund and (ii) the portion of Fund dividends which represents income from each foreign country.

     If Core, or Global Income or High Yield Funds acquire stock (including, under proposed regulations, an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies") Core, Global Income or High Yield Funds could be subject to federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of such stock in such companies, even if all income or gain actually received by Core, Global Income or High Yield Funds is timely distributed to its shareholders. Core, Global Income or High Yield Funds would not be able to pass through to their shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election would require Core, Global Income or High Yield Funds to recognize taxable income or gain without the concurrent receipt of cash. Core, Global Income or High Yield Funds may limit and/or manage their holdings in passive foreign investment companies to minimize its tax liability or maximize its return from these investments.

     A Fund's investment in zero coupon securities, deferred interest securities, capital appreciation bonds or other securities bearing original issue discount or, if a Fund elects to include market discount in income currently, market discount, as well as any "mark-to-market" gain from certain options, futures or forward contracts, as described above, will generally cause it to realize income or gain prior to the receipt of cash payments with respect to these securities or contracts. In order to obtain cash to enable it to distribute this income or gain, maintain its qualification as a regulated investment company and avoid federal income or excise taxes, a Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold.

     The federal income tax rules applicable to mortgage dollar rolls and interest rate and currency swaps, floors, caps and collars are unclear in certain respects, and a Fund may also be required to account for these instruments under tax rules in a manner that, under certain circumstances, may limit its transactions in these instruments.

TAXABLE U.S. SHAREHOLDERS -- DISTRIBUTIONS

     TAX EXEMPT FUNDS. Each Tax Exempt Fund expects to qualify to pay "exempt-interest dividends," as defined in the Code. To qualify to pay exempt-interest dividends, the applicable Fund must, at the close of each quarter of its taxable year, have at least 50% of the value of its total assets invested in Municipal Securities whose interest is excluded from gross income under Section 103(a) of the Code. In purchasing Municipal Securities, each Tax Exempt Fund intends to rely on opinions of nationally recognized bond counsel for each issue as to the excludability of interest on such obligations from gross income for federal income tax purposes. A Tax Exempt Fund will not undertake independent investigations concerning the tax-exempt status of such obligations, nor does it guarantee or represent that bond counsels' opinions are correct. Bond counsels' opinions will generally be based in part upon covenants by the issuers and related parties regarding continuing compliance with federal tax requirements. Tax laws not only limit the purposes for which tax-exempt bonds may be issued and the supply of such bonds, but also contain numerous and complex requirements that must be satisfied on a continuing basis in order for bonds to be and remain tax-exempt. If the issuer of a bond or a user of a bond-financed facility fails to comply with such requirements at any time, interest on the bond could become taxable, retroactive to the date the obligation was issued. In that event, a portion of a Tax Exempt Fund's distributions attributable to interest the Fund received on such bond for the current year and for prior years could be characterized or recharacterized as taxable income. The availability of tax-exempt obligations and the value of a Tax Exempt Fund's portfolio may be affected by restrictive federal income tax legislation enacted in recent years or by similar, future legislation. If a Tax Exempt Fund satisfies the applicable requirements, dividends paid by the Fund which are attributable to tax exempt interest on Municipal Securities and designated by the Fund as exempt-interest dividends in a written notice mailed to its shareholders within sixty days after the close of its taxable year may be treated by shareholders as items of interest excludable from their gross income under Section 103(a) of the Code. Exempt-interest dividends a Tax Exempt Fund receives from other regulated investment companies, including exempt-interest dividends on auction rate preferred securities of such companies held by a Fund, are treated as interest on Municipal Securities and may be distributed by a Tax Exempt Fund as exempt-interest dividends. The recipient of tax-exempt income is required to report such income on his federal income tax return. However, a shareholder is advised to consult his tax adviser with respect to whether exempt-interest dividends retain the exclusion under Section 103(a) if such shareholder would be treated as a

"substantial user" under Section 147(a)(1) with respect to some or all of the tax-exempt obligations held by a Tax Exempt Fund. The Code provides that interest on indebtedness incurred or continued to purchase or carry shares of a Tax Exempt Fund is not deductible to the extent attributable to exempt-interest dividends.

     Although all or a substantial portion of the dividends paid by a Tax Exempt Fund may be excluded by shareholders of such Fund from their gross income for federal income tax purposes, each Tax Exempt Fund may purchase specified private activity bonds, the interest from which (including a Fund's distributions attributable to such interest) may be a preference item for purposes of the federal alternative minimum tax (both individual and corporate). All exempt-interest dividends from a Tax Exempt Fund, whether or not attributable to private activity bond interest, may increase a corporate shareholder's liability, if any, for corporate alternative minimum tax, and will be taken into account in determining the extent to which a shareholder's Social Security or certain railroad retirement benefits are taxable.

     ALL FUNDS. Distributions from investment company taxable income, as defined above, are taxable to shareholders who are subject to tax as ordinary income whether paid in cash or reinvested in additional shares. Taxable distributions include distributions from any Fund, including Short Duration Tax-Free Fund and Municipal Income Fund, that are attributable to (i) taxable income, including but not limited to dividends, taxable bond interest, recognized market discount income, original issue discount income accrued with respect to taxable bonds, income from repurchase agreements, income from securities lending, income from dollar rolls, income from interest rate or currency swaps, caps, floors and collars, and a portion of the discount from certain stripped tax-exempt obligations or their coupons or (ii) capital gains from the sale of securities or other investments (including from the disposition of rights to when-issued securities prior to issuance) or from options, futures or certain forward contracts. Any portion of such taxable distributions that is attributable to a Fund's net capital gain, as defined above, may be designated by the Fund as a "capital gain dividend," taxable to shareholders as long-term capital gain whether received in cash or additional shares and regardless of the length of time their shares of a Fund have been held.

     It is expected that distributions made by the Funds will ordinarily not qualify for the dividends-received deduction for corporations because qualifying distributions may be made only from a Fund's dividend income that it receives from stock in U.S. domestic corporations. The Funds do not intend to purchase stock of domestic corporations other than in limited instances, including investments in investment companies, distributions from which may in rare cases qualify as dividends for this purpose. The dividends-received deduction, if available, is reduced to the extent the shares with respect to which the dividends are received are treated as debt-financed under the federal income tax law and is eliminated if the shares are deemed to have been held for less than a minimum period, generally 46 days. Receipt of certain distributions qualifying for the deduction may result in reduction of the tax basis of the corporate shareholder's shares and may give rise to or increase its liability for federal corporate alternative minimum tax.

     Distributions in excess of a Fund's current and accumulated earnings and profits, as computed for federal income tax purposes,

will first reduce a shareholder's basis in his shares and, after the shareholder's basis is reduced to zero, will generally constitute capital gains to a shareholder who holds his shares as capital assets. Amounts that are not allowable as a deduction in computing taxable income, including expenses associated with earning tax-exempt interest income, do not reduce a Fund's current earnings and profits for these purposes. Consequently, the portion, if any, of Short Duration Tax-Free Fund's or Municipal Income Fund's distributions from gross tax-exempt interest income that exceeds its net tax-exempt interest would be taxable as ordinary income to the extent of such disallowed deductions even though such excess portion may represent an economic return of capital.

     Shareholders receiving a distribution in the form of newly issued shares will be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of cash that they would have received had they elected to receive cash and will have a cost basis in the shares received equal to such amount.

TAXABLE U.S. SHAREHOLDERS -- SALE OF SHARES

     When a shareholder's shares are sold, redeemed or otherwise disposed of in a transaction that is treated as a sale for tax purposes, the shareholder will generally recognize gain or loss equal to the difference between the shareholder's adjusted tax basis in the shares and the cash, or fair market value of any property, received. Assuming the shareholder holds the shares as a capital asset at the time of such sale, such gain or loss should be capital in character, and long-term if the shareholder has a tax holding period for the shares of more than one year, otherwise short-term, subject to the rules described below. Shareholders should consult their own tax advisers with reference to their particular circumstances to determine whether a redemption (including an exchange) or other disposition of Fund Shares is properly treated as a sale for tax purposes, as is assumed in this discussion. All or a portion of a sales charge paid in purchasing Class A shares of Adjustable Rate Fund or Global Income Fund cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent shares of that Fund or another fund are subsequently acquired without payment of a sales charge pursuant to the reinvestment or exchange privilege. Any disregarded portion of such charge will result in an increase in the shareholder's tax basis in the shares subsequently acquired. If a shareholder received a capital gain dividend with respect to shares and such shares have a tax holding period of six months or less at the time of the sale or redemption, then any loss the shareholder realizes on the sale or redemption will be treated as a long-term capital loss to the extent of such capital gain dividend. Also, any losses realized by shareholders who dispose of shares of Short Duration Tax-Free or Municipal Income Funds with a tax holding period of six months or less are disallowed to the extent of any exempt-interest dividends received with respect to such shares. Additionally, any loss realized on a sale or redemption of shares of a Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of the same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

     After the close of each calendar year, each of Short Duration Tax-Free Fund and Municipal Income Fund will inform shareholders of the federal income tax status of its dividends and distributions for such year, including the portion of such dividends that qualifies as tax-exempt and the portion, if any, that should be treated as a tax preference item for purposes of the federal alternative minimum tax. Shareholders who have not held shares of Short Duration Tax-Free Fund or Municipal Income Fund for such Fund's full taxable year may have designated as tax-exempt or as a tax preference item a percentage of distributions which is not equal to the actual amount of tax-exempt income or tax preference item income earned by Short Duration Tax-Free Fund or Municipal Income Fund during the period of their investment in Short Duration Tax-Free Fund or Municipal Income Fund, as the case may be.

     All distributions, whether received in shares or in cash, as well as redemptions and exchanges, must be reported by each shareholder who is required to file a U.S. Federal income tax return.

     Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions, and certain prohibited transactions is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

BACKUP WITHHOLDING

     Each Fund will be required to report to the Service all taxable distributions, as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt recipients, i.e., corporations and certain other investors distributions to which are exempt from the information reporting provisions of the Code. Under the backup withholding provisions of Code Section 3406 and applicable Treasury regulations, all such reportable distributions and proceeds may be subject to backup withholding of federal income tax at the rate of

31% in the case of non-exempt shareholders who fail to furnish the Funds with their correct taxpayer identification number and with certain required certifications or if the Service or a broker notifies the Funds that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income. However, any taxable distributions from Short Duration Tax-Free Fund or Municipal Income Fund will not be subject to backup withholding if the applicable Fund reasonably estimates that at least 95% of its distributions will be exempt-interest dividends. A Fund may refuse to accept an application that does not contain any required taxpayer identification number or certification that the number provided is correct. If the backup withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability. Investors should consult their tax advisers about the applicability of the backup withholding provisions.

NON-U.S. SHAREHOLDERS

     The foregoing discussion relates solely to U.S. federal income tax law as it applies to "U.S. persons" (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates) subject to tax under such law. Dividends from investment company taxable income distributed by a Fund to a shareholder who is not a U.S. person will be subject to U.S. withholding tax at the rate of 30% (or a lower rate provided by an applicable tax treaty) unless the dividends are effectively connected with a U.S. trade or business of the shareholder, in which case the dividends will be subject to tax on a net income basis at the graduated rates applicable to U.S. individuals or domestic corporations. Distributions of net capital gain, including amounts retained by a Fund which are designated as undistributed capital gains, to a shareholder who is not a U.S. person will not be subject to U.S. federal income or withholding tax unless the distributions are effectively connected with the shareholder's trade or business in the United States or, in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the United States for 183 days or more during the taxable year and certain other conditions are met. Non-U.S. shareholders may also be subject to U.S. withholding tax on deemed income resulting from any election by Global Income Fund to treat qualified foreign taxes it pays as passed through to shareholders (as described above), but they may not be able to claim a U.S. tax credit or deduction with respect to such taxes.

     Any capital gain realized by a shareholder who is not a U.S. person upon a sale or redemption of shares of a Fund will not be subject to U.S. federal income or withholding tax unless the gain is effectively connected with the shareholder's trade or business in the United States, or in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the

United States for 183 days or more during the taxable year and certain other conditions are met.

     Non-U.S. persons who fail to furnish a Fund with an IRS Form W-8 or acceptable substitute may be subject to backup withholding at the rate of 31% on capital gain dividends and the proceeds of redemptions and exchanges. Each shareholder who is not a U.S. person should consult his or her tax adviser regarding the U.S. and non-U.S. tax consequences of ownership of shares of and receipt of distributions from a Fund.

STATE AND LOCAL TAXES

     A Fund may be subject to state or local taxes in certain jurisdictions in which the Fund may be deemed to be doing business. In addition, in those states or localities which have income tax laws, the treatment of a Fund and its shareholders under such laws may differ from their treatment under federal income tax laws, and investment in a Fund may have tax consequences for shareholders different from those of a direct investment in such Fund's portfolio securities. Shareholders should consult their own tax advisers concerning these matters.


                                 PERFORMANCE INFORMATION

     Each Fund may from time to time quote or otherwise use yield and total return information in advertisements, shareholder reports or sales literature. Thirty-day yield and average annual total return values are computed pursuant to formulas specified by the SEC. Each Fund may also from time to time quote distribution rates in reports to shareholders and in sales literature.

     Thirty-day yield is derived by dividing net investment income per share earned during the period by the maximum public offering price per share on the last day of such period. Yield is then annualized by assuming that yield is realized each month for twelve months and is reinvested every six months. Net investment income per share is equal to the dividends and interest earned during the period, reduced by accrued expenses for the period. The calculation of net investment income for these purposes may differ from the net investment income determined for accounting purposes.

     Tax equivalent yield represents the yield an investor would have to earn to equal, after taxes, a Tax Exempt Fund's tax-free yield. Tax equivalent yield is calculated by dividing a Tax Exempt Fund's tax-exempt yield by one minus a stated federal and/or state tax rate.

     Distribution rate for a specified period is calculated by annualizing distributions of net investment income for such period and dividing this amount by the net asset value per share on the last day of the period.

     Average annual total return for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class (i.e., net asset value in the case of each class other than Class A) at the beginning of the period, and then calculating the annual compounded rate of return which would produce that amount, assuming a redemption (and in the case of Class B and Class C Shares payment of any contingent deferred sales charge) at the end of the period. This calculation assumes a complete redemption of the investment. It also assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period.

     Year-by-year total return and cumulative total return for a specified period are each derived by calculating the percentage rate required to make a $1,000 investment (made at the maximum public offering price per share with all distributions reinvested) at the beginning of such period equal to the actual total value of such investment at the end of such period.

     The following table presents thirty-day yield, tax equivalent yield (Short Duration Tax-Free and Municipal Income Funds only), distribution rate and average annual total return (capital plus reinvestment of all distributions) for each class of shares outstanding for the periods indicated.


     Thirty-day yield, tax equivalent yield (Short Duration Tax-Free and Municipal Income Funds only), distribution rate and average annual total return are calculated separately for each class of shares in existence of each Fund. Each class of shares of each Fund is subject to different fees and expenses and may have different returns for the same period. Any performance data for Class A, Class B or Class C Shares which is based upon a Fund's net asset value per share would be reduced if a sales charge were taken into account.

                                     YIELD

                                  Investment   SEC 30-Day   Pro-Forma
Fund                                Period        Yield     Yield/1/
--------------------------------  -----------  -----------  ---------

                                     30-Days
                                       ended
                                    10/31/96

ADJUSTABLE RATE FUND
  Institutional Shares                             6.00%        5.94%
  Administration Shares                            5.75%        5.69%
  Service Shares/2/
  Class A Shares
  - Assumes 1.5% sales charge                      5.66%        5.35%

SHORT DURATION GOVERNMENT FUND
  Institutional Shares                             6.43%        6.16%
  Administration Shares                            6.19%        5.93%
  Service Shares                                   5.96%        5.71%

SHORT DURATION TAX-FREE FUND
  Institutional Shares                             4.34%        3.71%
  Administration Shares                            4.09%        3.42%
  Service Shares                                   3.84%        3.22%

CORE FUND
  Institutional Shares                             6.60%        6.25%
  Administration Shares                            6.37%        6.03%
  Service Shares                                   6.12%        5.78%

GLOBAL INCOME FUND
  Institutional Shares                             5.20%        4.76%
  Service Shares/2/
  Class A Shares
  (Assumes 4.5% sales charge)                      4.54%        4.08%
  Class B Shares                                   4.23%        3.80%

MUNICIPAL INCOME FUND
  Class A Shares                                   4.21%        3.56%
  (assumes 4.5% sales charge)
  Class B Shares                                   3.68%        3.25%

GOVERNMENT INCOME FUND
  Class A Shares                                   6.04%        4.76%
  (assumes 4.5% sales charge)
  Class B Shares                                   5.57%        4.48%

                                  DISTRIBUTION RATE

                                                      30 Day        Pro-Forma
                                  Investment          Distribution  Distribution
Fund                              Period              Rate          Rate/1/
--------------------------------  ------------------  -----------   ------------

                                  30-Days
                                  ended
                                  10/31/96

ADJUSTABLE RATE FUND
  Institutional Shares                                    5.87%         5.81%
  Administration Shares                                   5.62%         5.56%
  Service Shares/2/
  Class A Shares
   - Assumes no sales charge                              5.62%         5.31%

SHORT DURATION GOVERNMENT FUND
  Institutional Shares                                    6.24%         5.97%
  Administration Shares                                   6.00%         5.72%
  Service Shares                                          5.78%         5.49%

SHORT DURATION TAX-FREE FUND
  Institutional Shares                                    4.19%         3.56%
  Administration Shares                                   3.94%         3.28%
  Service Shares                                          3.69%         3.06%

MUNICIPAL INCOME FUND
  Class A Shares                                          4.27%         3.59%
  -assumes no sales charge
  Class B Shares                                          3.53%         3.09%

GOVERNMENT INCOME FUND
  Class A Shares                                          6.33%         5.00%
  -assumes no sales charge
  Class B Shares                                          5.58%         4.50%

CORE FUND
  Institutional Shares                                    6.46%         6.12%
  Administration Shares                                   6.23%         5.89%
  Service Shares                                          5.98%         5.63%

GLOBAL INCOME FUND
     Institutional Fund                                   5.95%           6.18%
     Service Shares/2/
     Class A Shares
   - Assumes no sales charge                              5.44%           4.96%
   Class B Shares                                         5.02%           4.59%

                            TAX-EQUIVALENT YIELD/6/

                                                                        Pro-Forma
                                   Investment         Tax-Equivalent  Tax-Equivalent
Fund                                 Period              Rate           Yield/1/
----------------------------  ---------------------  -------------  -----------------

                              30-Days
                              ended
                              10/31/96

SHORT DURATION
 TAX-FREE FUND/3/
   Institutional Shares                                      6.94%              5.89%
     Administration Shares                                   6.52%              5.43%
     Service Shares                                          6.11%              5.07%

MUNICIPAL INCOME FUND/3/
  Class A Shares                                             7.07%              5.94%
  -assumes no sales charge
  Class B Shares                                             5.84%              5.12%
_______________________________

1 Yield, tax equivalent yield and distribution rate if the applicable Adviser had not voluntarily agreed to limit its advisory fees and to maintain expenses at a specified level.
2    There were no Service Shares outstanding during the periods indicated.
3 The tax-equivalent rate of Short Duration Tax-Free Fund and Municipal Income Fund is computed based on the 39.6% federal income tax rate.

     The above tables should not be considered a representation of future performance.

                           VALUE OF $1,000 INVESTMENT
                                 (TOTAL RETURN)



                                                                               Average Annual
                                  -------------------------------------------------------------------
                                                                           With Fee      Without Fee
                                                                           Reductions      Reductions
                                                                             and/or          and/or
                                     Investment                               Expense        Expense
Fund                                    Date        Investment Period       Limitations   Limitations
--------------------------------  ----------------  ---------------       ---------------  ------------

ADJUSTABLE RATE FUND

  Institutional Shares            7/17/91/1a/       ended 10/31/96          5.32%         5.19%

                                  11/1/95           one year ended
                                                    10/31/96                6.86%         6.80%

                                  11/1/91           five years ended
                                                    10/31/96                5.13%         5.05%

  Administration Shares           4/15/93/1b/       ended 10/31/96          4.69%         4.64%

                                  11/1/95           one year ended
                                                    10/31/96                6.60%         6.53%

  Service Shares/1c/                                                        N/A           N/A

  Class A Shares                  5/12/95/1d/       ended 10/31/96

 Assumes 1.5% Sales Charge                                                  5.29%         4.96%
 Assumes No Sales Charge                                                    6.40%         6.07%
                                  11/1/95           one year ended
 Assumes 1.5% Sales Charge                          10/31/96                4.99%         4.66%
 Assumes No Sales Charge                                                    6.60%         6.27%

SHORT DURATION GOVERNMENT FUND

 Institutional Shares             8/15/88/2a/       ended 10/31/96          7.24%         6.84%

                                  11/1/95           one year ended
                                                    10/31/96                6.75%         6.47%

                                  11/1/91           five years
                                                    ended 10/31/96          5.67%         5.44%

Administration Shares             2/28/96/2b/       ended 10/31/96          4.00%         3.82%

Service Shares                    4/10/96/2b/       ended 10/31/96          4.35%         4.20%

                           VALUE OF $1,000 INVESTMENT
                                 (TOTAL RETURN)


                                                                            Average Annual
                                -----------------------------------------------------------
                                                                 With Fee      Without Fee
                                                                Reductions      Reductions
                                                                   and/or          and/or
                                  Investment      Investment       Expense        Expense
Fund                                 Date           Period       Limitations   Limitations
------------------------------  --------------  ---------------  ------------  ------------

SHORT DURATION TAX-FREE FUND

  Institutional Shares          10/1/92/3a/     ended 10/31/96          4.21%         3.71%

                                11/1/95         one year ended
                                                10/31/96                4.50%         3.92%

  Administration Shares         5/20/93/3b/     ended 10/31/96          3.51%         3.15%

                                11/1/95         one year ended
                                                10/31/96                4.24%         3.66%

  Service Shares                9/20/94/3c/     ended 10/31/96          4.36%         3.92%

                                11/1/95         one year ended
                                                10/31/96                3.98%         3.40%

CORE FUND

  Institutional Shares          1/15/94/4a/     10/31/96                6.34%         5.70%

                                11/1/95         one year ended
                                                10/31/96                5.98%         5.58%

  Administration Shares         2/28/96/4b/     ended
                                                10/31/96                3.56%         3.29%

  Service Shares                3/13/96/4b/     ended
                                                10/31/96                4.90%         4.69%

                           VALUE OF $1,000 INVESTMENT
                                 (TOTAL RETURN)


                                                                             Average Annual
                                                                     -----------------------------
                                                                        With Fee      Without Fee
                                                                       Reductions      Reductions
                                                                         and/or          and/or
                                  Investment        Investment           Expense        Expense
Fund                                 Date             Period           Limitations    Limitations
------------------------------  --------------  -------------------  ---------------  ------------

GLOBAL INCOME FUND/5C/

  Class A Shares                 8/2/91/5a/        ended 10/31/96

   Assumes 4.5% Sales Charge                                            7.08%            6.76%
   Assumes No Sales Charge                                              8.02%            7.71%

   Assumes 4.5% Sales Charge    11/1/95            one year             6.08%            5.57%
   Assumes No Sales Charge                         ended 10/31/96       11.05%           10.53%

   Assumes 4.5% Sales Charge    11/1/91            five years           7.02%            6.73%
   Assumes No Sales Charge                         ended 10/31/96       8.01%            7.69%

  Class B Shares/5b/            5/1/96             ended 10/31/96/5d/   6.24%            6.01%

  Institutional Shares          8/1/95/5e/         ended 10/31/96       12.95%           12.45%

                                11/1/95            one year
                                                   ended 10/31/96       11.55%           11.05%
  Service Shares/5f/

MUNICIPAL INCOME FUND

  Class A Shares                7/20/93/6a/        ended 10/31/96
   Assumes 4.5% Sales Charge                                            3.80%            2.78%
   Assumes No Sales Charge                                              5.27%            4.23%


                                11/1/95            ended 10/31/96

   Assumes 4.5% Sales Charge                                            1.35%            0.65%
   Assumes No Sales Charge                                              6.13%            5.40%

  Class B Shares/6b/            5/1/96             ended 10/31/96       4.40%            4.07%

                           VALUE OF $1,000 INVESTMENT
                                 (TOTAL RETURN)

                                                                         Average Annual
                               --------------------------------------------------------
                                                              With Fee      Without Fee
                                                             Reductions      Reductions
                                                               and/or          and/or
                               Investment     Investment       Expense       Expense
Fund                              Date          Period       Limitations   Limitations
-----------------------------  -----------  ---------------  ------------  ------------

GOVERNMENT INCOME FUND

Class A Shares                 2/10/93/7a/  ended 10/31/96
 Assumes 4.5% Sales Charge                                          5.41%         2.92%
 Assumes No Sales Charge                                            6.72%         4.21%

                               11/1/95      ended 10/31/96
 Assumes 4.5% Sales Charge                                          1.06%        -0.33%
 Assumes No Sales Charge                                            5.80%         4.35%

Class B Shares/7b/             5/1/96       ended 10/31/96          4.85%         4.17%
----------------

1a Institutional Shares of Adjustable Rate Fund commenced operations on July 17, 1991.
1b Administration Shares of Adjustable Rate Fund commended operations on April 15, 1993.
1c No Service Shares of Adjustable Rate Fund were outstanding during the periods indicated.
1d        Class A shares of Adjustable Rate Fund commenced operations on May 12,
          1995.
2a Institutional Shares of Short Duration Government Fund commenced operations on August 15, 1988.
2b Administration Shares of Short Duration Government Fund commenced operations on February 28, 1996. Service Shares of Short Duration Government Fund commenced operations on April 10, 1996. An aggregate total return (not annualized) is shown instead of an average annual total return since Administration and Service Shares have not completed a full 12 months of operation as of October 31, 1996.
3a Institutional Shares of Short Duration Tax-Free Fund commenced operations on October 1, 1992.
3b Administration Shares of Short Duration Tax-Free Fund commenced operations on May 20, 1993.
3c Service Shares of Short Duration Tax-Free Fund commenced operations on September 20, 1994.
4a        Institutional Shares of Core Fund commenced operations on January 5,
          1994.
4b Administration Shares of Core Fund commenced operations on February 28, 1996. Service Shares of Core Fund commenced operations on March 13, 1996. An aggregate total return (not annualized) is shown instead of an average annual total return since Administration and Service Shares have not completed a full 12 months of operation as of October 31, 1996.
5a        Class A Shares of Global Income Fund commenced operations on August 2,
          1991.
5b        Class B Shares of Global Income Fund commenced operations on May 1,
          1996.
5c On November 27, 1992, the maximum sales charge was changed from 3% to 4.5% of the offering price. All performance figures in this table incorporate the sales charge currently in effect.
5d An aggregate total return (not annualized) is shown instead of an average annual total return since Class B Shares have not completed a full 12 months of operation as of October 31, 1996.
5e Institutional Shares of Global Income Fund commenced operations on August 1, 1995.
5f No Service Shares of Global Income Fund were outstanding during the periods indicated.
6a        Class A shares of Municipal Income Fund commenced operations on July
          20, 1993.
6b Class B Shares of Municipal Income Fund commenced operations on May 1, 1996. An aggregate total return (not annualized) is shown instead of an average annual total return since Class B Shares have not completed a full 12 months of operation as of October 31, 1996.

7a Class A Shares of Government Income Fund commenced operations on February 10, 1993.
7b Class B Shares of Government Income Fund commenced operations on May 1, 1996. An aggregate total return (not annualized) is shown instead of an average annual total return since Class B Shares have not completed a full 12 months of operation as of October 31, 1996.

          The above table should not be considered a representation of future performance.

          Occasionally statistics may be used to specify a Fund's volatility or risk. Measures of volatility or risk are generally used to compare a Fund's net asset value or performance relative to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market. A beta of more than 1.00 indicates volatility greater than the market, and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average, over a specified period of time. The premise is that greater volatility connotes greater risk undertaken in achieving performance.

          Each Fund may from time to time advertise comparative performance as measured by various independent sources, including, but not limited to, Lipper
                                                                        ------
Analytical Services, Inc., Donaghues Money Fund Report,  Barron's, The Wall
-------------------------  ---------------------------   --------  --------
Street Journal, Weisenberger Investment Companies Service, Business Week,
--------------  -----------------------------------------  -------------
Changing Times, Financial World, Forbes, Fortune, Morningstar Mutual Funds The
--------------  ---------------  ------  -------  ------------------------ ---
New York Times, Personal Investor, Sylvia Porter's Personal Finance and Money.
--------------  -----------------  --------------------------------     -----

          In addition, Adjustable Rate, Government Income and Short Duration Government Funds may from time to time advertise their performance relative to certain indices and benchmark investments, including: (a) the Shearson Lehman Government/Corporate (Total) Index, (b) Shearson Lehman Government Index, (c) Merrill Lynch 1-3 Year Treasury Index, (d) Merrill Lynch 2-Year Treasury Curve Index, (e) the Salomon Brothers Treasury Yield Curve Rate of Return Index, (f) the Payden & Rygel 2-Year Treasury Note Index, (g) 1 through 3 year U.S. Treasury Notes, (h) constant maturity U.S. Treasury yield indices, (i) the Consumer Price Index, (j) the London Interbank Offered Rate, (k) other taxable investments such as certificates of deposit, money market deposit accounts, checking accounts, savings accounts, money market mutual funds, repurchase agreements, commercial paper and (l) historical data concerning the performance of adjustable and fixed-rate mortgage loans.

          Short Duration Tax-Free and Municipal Income Funds may from time to time advertise their performance relative to certain indices, any components of such indices and benchmark investments, including but not limited to: (a) the Lipper Analytical Services, Inc. Mutual Fund Performance Analysis, Fixed Income Analysis and Mutual Fund Indices (which measure total return and average current yield for the mutual fund industry and rank mutual fund performance); (b) the Lehman Brothers Municipal Bond Indices; (c) the Merrill Lynch Municipal Bond Institutional Total Rate of Return Indices; (d) Bond Buyer Indices; (e) IBC/Donoghue's Money Fund Averages/Institutional Only Tax Free; and constant maturity U.S. Treasury yield indices.

          Core, Global Income and High Yield Funds may each from time to time advertise its performance relative to certain indices and benchmark investments, including: (a) the Lipper Analytical Services, Inc. Mutual Fund Performance Analysis, Fixed Income

Analysis and Mutual Fund Indices (which measure total return and average current yield for the mutual fund industry and rank mutual fund performance); (b) the CDA Mutual Fund Report published by CDA Investment Technologies, Inc. (which analyzes price, risk and various measures of return for the mutual fund industry); (c) the Consumer Price Index published by the U.S. Bureau of Labor Statistics (which measures changes in the price of goods and services); (d) Stocks, Bonds, Bills and Inflation published by Ibbotson Associates (which provides historical performance figures for stocks, government securities and inflation); (e) the Salomon Brothers' World Bond Index (which measures the total return in U.S. dollar terms of government bonds, Eurobonds and foreign bonds of ten countries, with all such bonds having a minimum maturity of five years); (f) the Lehman Brothers Aggregate Bond Index or its component indices; (g) the Standard & Poor's Bond Indices (which measure yield and price of corporate, municipal and U.S. government bonds); (h) the J.P. Morgan Global Government Bond Index; (i) other taxable investments including certificates of deposit (CDs), money market deposit accounts (MMDAs), checking accounts, savings accounts, money market mutual funds and repurchase agreements; (j) historical investment data supplied by the research departments of Goldman Sachs, Lehman Brothers Inc., First Boston Corporation, Morgan Stanley & Co. Incorporated, Salomon Brothers, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Donaldson Lufkin and Jenrette Securities Corporation; and (k) Donoghue's Money Fund Report (which provides industry averages for 7-day annualized and compounded yields of taxable, tax-free and U.S. government money funds).

          The composition of the investments in the above-referenced indices and the characteristics of a Fund's benchmark investments are not identical to, and in some cases may be very different from, those of a Fund's portfolio. These indices and averages are generally unmanaged and the items included in the calculations of such indices and averages may not be identical to the formulas used by the a Fund to calculate its performance figures.

          From time to time advertisements or communications to shareholders may summarize the substance of information contained in shareholder reports (including the investment composition of a Fund), as well as the views of Goldman Sachs as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and regulated matters believed to be of relevance to a Fund.

The Trust may from time to time use comparisons, graphs or charts in advertisements to depict the following types of information:

 .    The performance of various types of securities (taxable money market funds,
     U.S. Treasury securities, adjustable rate mortgage securities, government securities, municipal bonds) over time. However, the characteristics of these securities are not identical to, and may be very different from, those of a Fund's portfolio;

 .    Volatility of total return of various market indices (i.e. Lehman
     Government Bond Index, S&P 500, IBC/Donoghue's Money Fund Average/ All Taxable Index) over varying periods of time.

 .    Credit Ratings of domestic government bonds in various countries

 .    Price volatility comparisons of types of securities over different periods of time.

 .    Price and yield comparisons of a particular security over different periods of time.

     In addition, the Trust may from time to time include rankings of Goldman, Sachs & Co.'s research department by publications such as the Institutional Investor and the Wall Street Journal in advertisements.

     In addition, from time to time, advertisements or information may include a discussion of asset allocation models developed by GSAM and/or its affiliates, certain attributes or benefits to be derived from asset allocation strategies and the Goldman Sachs mutual funds that may be offered as investment options for the strategic asset allocations. Such advertisements and information may also include GSAM's current economic outlook and domestic and international market views to suggest periodic tactical modifications to current asset allocation strategies. Such advertisements and information may include other material which highlight or summarize the services provided in support of an asset allocation program.

     In addition, advertisements or shareholder communications may include a discussion of certain attributes or benefits to be derived by an investment in a Fund. Such advertisements or information may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein.

     Performance data is based on historical results and is not intended to indicate future performance. Total return, thirty-day yield, tax equivalent yield and distribution rate will vary based on changes in market conditions, portfolio expenses, portfolio investments and other factors. The value of a Fund's shares will fluctuate and an investor's shares may be worth more or less than their original cost upon redemption. The Trust may also, at its discretion, from time to time make a list of a Fund's holdings available to investors upon request.


                               OTHER INFORMATION

     A Fund will redeem shares solely in cash up to the lesser of $250,000 or 1% of its net asset value of each Fund during any 90-day period for any one shareholder. Each Fund, however, reserves the right to pay redemptions exceeding $250,000 or 1% of the net asset value of each respective Fund at the time of redemption by a distribution in kind of securities (instead of cash) from such Fund. The securities distributed in kind would be readily marketable and would be valued for this purpose using the same method employed in calculating each Fund's net asset value per share. See "Net Asset Value." If a shareholder receives redemption proceeds in kind, the shareholder should expect to incur transaction costs upon the disposition of the securities received in the redemption.

     The right of a shareholder to redeem shares and the date of payment by a Fund may be suspended for more than seven days for any period during which the New York Stock Exchange is closed, other than the customary weekends or holidays, or when trading on such Exchange is restricted as determined by the SEC; or during any emergency, as determined by the SEC, as a result of which it is not reasonably practicable for a Fund to dispose of securities owned by it or fairly to determine the value of its net assets; or for such other period as the SEC may by order permit for the protection of shareholders of a Fund.

     The Prospectuses and this Additional Statement do not contain all the information included in the Registration Statement filed with the SEC under the 1933 Act with respect to the securities offered by the Prospectuses. Certain portions of the Registration Statement have been omitted from the Prospectuses and this Additional Statement pursuant to the rules and regulations of the SEC. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

     Statements contained in the Prospectuses or in this Additional Statement as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectuses and this Additional Statement form a part, each such statement being qualified in all respects by such reference.

                                 FINANCIAL STATEMENTS

     The audited financial statements and related report of Arthur Andersen LLP, independent public accounts, for each Fund contained in each Fund's 1996 Annual Report are hereby incorporated by reference and attached hereto. A copy of the annual reports may be obtained without charge by writing Goldman, Sachs & Co., 4900 Sears Tower, Chicago, Illinois 60606 or by calling Goldman, Sachs & Co., at the telephone number on the back cover of each Fund's Prospectus. Unaudited financial statements for each Fund for the six months ended April 30, 1997 are also attached hereto.

--------------------------------------------------------------------------------
Letter to Shareholders


--------------------------------------------------------------------------------
Dear Shareholders:

        We welcome the opportunity to review the performance and the investment activity of the Goldman Sachs Fixed Income Funds for the 12-month period ended October 31, 1996. To help put the portfolios' performance in perspective, we will also provide a brief overview of the U.S. economy and the bond market during the period.

        We are pleased to report that the Goldman Sachs Fixed Income Funds fared well relative to their peers during the period.

The Bond Market Sold Off Amid Rising Rates, Then Stabilized

        The U.S. fixed income market began the 12-month period under review with a robust rally, fueled by weak economic data and low inflation. However, in February 1996, the bond market began to come under pressure when stronger than expected economic and job growth as well as surging commodity prices aroused fears of higher inflation on the horizon. Bond market conditions significantly worsened during March and April, when a sharp rise in interest rates triggered a sell-off and increased volatility. By early May, long-term bond yields had climbed above the psychologically important 7.0% level for the first time in nearly a year. At the end of May, interest rates began to stabilize and Treasury prices remained in a narrow trading range throughout the summer and fall. During September and October, however, interest rates retreated and the bond market strengthened. The rebound was primarily due to evidence of a slowing U.S. economy and strong demand for Treasury bonds from the central banks of China, Japan and Germany, which accelerated their purchases dramatically toward the end of the period. By the end of October, prices of 30-year Treasuries broke out of the trading range that had persisted for over six months.

---------------------------------------------------------------------------------------------------------
Table of Contents
Market Overview                                 1       GS Core Fixed Income Fund                    22
GS Adjustable Rate Government Fund              3       Financial Statements                         30
GS Short Duration Government Fund               9       Notes to Financial Statements                34
GS Short Duration Tax-Free Fund                15       Financial Highlights                         42
---------------------------------------------------------------------------------------------------------

After a Weak Start, Economic Growth Rebounded, Then Moderated

        In late 1995, the economy was anemic, with weak consumer and capital spending contributing to a fourth-quarter real Gross Domestic Product (GDP) growth of only 0.3% (annualized). During the first quarter of 1996, harsh winter weather and the General Motors strike continued to restrain economic growth. Despite these adverse conditions, the economy advanced faster than expected, with first-quarter real GDP growth reported at 2.0% (annualized). Momentum accelerated more dramatically during the second quarter, as industrial activity, automobile sales and home sales all showed significant improvement. As a result, second-quarter GDP rose a robust 4.7% (annualized), its highest rate in two years.

        The economy's torrid growth cooled markedly during the third quarter, with annualized real GDP at a revised 2.0%, largely due to lackluster consumer spending and a widening U.S. trade deficit. In October some evidence of a slowdown continued, with housing starts falling to their lowest level in a year and U.S. capacity utilization also down. However, consumer confidence remained high against a backdrop of low unemployment and higher household income. These indicators led some economists to interpret October's retail sales numbers (up a scant 0.2%) as a "breather" they expected to be followed by stronger holiday shopping, while others were concerned about a more prolonged period of restrained spending. Despite investors' earlier fears of increased inflationary pressures and the fact that in October the producer and consumer price indexes were up 0.4% and 0.3%, respectively, inflation remained subdued throughout the period.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Letter to Shareholders (continued)


--------------------------------------------------------------------------------
The Fed Remained Neutral After Easing in December and January

      In response to generally poor year-end 1995 economic conditions, the U.S. Federal Reserve cut the Federal funds rate by 25 basis points in December 1995 and an additional 25 basis points in January 1996. The Fed then remained neutral from February through the end of the period, leaving the Federal funds rate at 5.25% as of October 31, 1996.

      During the period under review, the yield curve shifted upward everywhere but at the shortest end, where it steepened. The yield on six-month Treasury bills fell from 5.55% on October 31, 1995 to approximately 5.26% on October 31, 1996. For the same time period, the yield on the 30-year U.S. Treasury bond rose from 6.33% a year ago to 6.64%. For the 12-month period ended October 31, 1996, the total returns of one-year and 30-year Tresuries were 5.84% and 0.72%, respectively.

Historical Treasury Yield Curve

                             [GRAPH APPEARS HERE]


The yield curve steepened on the short end and shifted upward on the longer end.

Outlook: Moderate Economic Growth for the Near Term

      The recent economic weakness and the tame third-quarter labor cost report increase the likelihood that the Fed will defer any changes in monetary policy until 1997. Although a more extended slowdown is possible, as of this writing, Goldman Sachs' economists believe a resumption of growth is likely if consumer spending rebounds by year-end and the trade deficit does not significiantly widen. On the fiscal front, the bond market environment should benefit from the recent election results with President Clinton balanced by a Republican-controlled Congress, which points toward continued budgetary restraint.

      We appreciate your confidence in the Goldman Sachs Fixed Income Funds and we look forward to continuing to serve your investment needs in the future.


Sincerely,


/s/ David B. Ford
David B. Ford
Co-Head,
Goldman Sachs Asset Management


/s/ John P. McNulty
John P. McNulty
Co-Head,
Goldman Sachs Asset Management


/s/ Sharmin Mossavar-Rahmani
Sharmin Mossavar-Rahmani
Chief Investment Officer - Fixed Income Investments
Goldman Sachs Asset Management

November 29, 1996

--------------------------------------------------------------------------------

Letter to Shareholders
--------------------------------------------------------------------------------
GS Adjustable Rate Government Agency Fund




--------------------------------------------------------------------------------
Investment Objective

     The GS Adjustable Rate Government Fund seeks a high level of current income consistent with low volatility of principal. The portfolio ordinarily invests substantially all of its assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, with primary emphasis on adjustable rate mortgage securities (ARMs). Under normal interest rate conditions, the fund's duration is expected to be in a range approximately equal to that of a six-month to one-year U.S. Treasury security.

The ARM Market Began Weak but Improved as Prepayments Slowed and Demand
Increased

     The key factors affecting ARM performance during the 12 months under review were the changing direction of interest rates and, consequently, the pace of mortgage prepayments. From November 1995 through early February 1996, declining interest rates spurred homeowners to switch from ARMs to fixed rate mortgages to lock in attractive rates. The high level of refinancing activity depressed the ARM market and caused yield spreads between ARMs and Treasuries to widen until the end of January 1996, when long-term interest rates began to rise. Throughout the spring, the ARM market strengthened as interest rates climbed sharply. Spreads between ARMs and Treasuries continued to tighten even after rates stabilized from the end of May through August, partly due to strong demand from "crossover" investors from other short-duration fixed income sectors. Although interest rates declined in September and October, mortgage prepayment fears remained subdued as rates were still relatively high compared with their levels a year earlier. Investor demand for seasoned one-year Constant Maturity Treasury
(CMT) ARMs, which our fund stresses, remained especially strong due to their relative prepayment stability in a falling rate environment.

Performance Review

     During the period under review, the fund's Institutional, Administration and Class A shares all significantly outperformed both the six-month U.S. Treasury bill and the one-year U.S. Treasury bill. (As of October 31, the fund's duration was 0.7 years, in between that of the six-month and the one-year U.S. Treasury bill.) The fund's positive performance can be attributed to the incremental yield its ARM holdings delivered over similar-duration Treasuries and tightening spreads between ARMs and Treasuries.

------------------------------------------------------------------------
Performance Summary:  October 31, 1995 - October 31, 1996
------------------------------------------------------------------------

                                                       Six-
                                                      Month    One-Year
                        Institu-   Adminis-   Class  Treasury  Treasury
                         tional    tration      A      Bill      Bill
                         ------    -------      -      ----      ----
Total Return (based       6.86%      6.60%    6.60%    5.48%     5.82%
  on net asset value)
------------------------------------------------------------------------
  Return From             6.25%      5.99%    5.99%      NA        NA
    Monthly
    Distributions
------------------------------------------------------------------------
  Return From Price       0.61%      0.61%    0.61%      NA        NA
    Appreciation
------------------------------------------------------------------------
NAV (10/31/96)            $9.83      $9.83    $9.83      NA        NA
------------------------------------------------------------------------
NAV Change               +$0.06     +$0.06   +$0.06      NA        NA
------------------------------------------------------------------------

     We are also pleased to note that the fund outperformed most of its peers. For the 12 months ended October 31, 1996, the fund's Institutional shares ranked fourth out of 53 adjustable rate mortgage funds based on total return, as tracked by Lipper Analytical Services, Inc. (Lipper does not rank the fund's Administration and Class A shares. Please note that Lipper rankings do not take sales charges into account and that past performance is not a guarantee of future results.) As of October 31, 1996, the

--------------------------------------------------------------------------------

Letter to Shareholders
--------------------------------------------------------------------------------
GS Adjustable Rate Government Agency Fund (continued)

--------------------------------------------------------------------------------
fund's Institutional shares were ranked "four stars" by Morningstar, Inc., an independent rating agency.\1\

                 Portfolio Composition as of October 31, 1996*

                           [PIE CHART APPEARS HERE]

                   Repos/Cash Equivalents              3.4%
                   CMOs                                3.5%
                   SBA Floaters                        7.8%
                   ARMs                               85.3%

* The percentages shown are of total portfolio investments that have settled and include an offset to cash equivalents relating to unsettled trades. These percentages may differ from those in the accompanying Statement of Investments, which reflect portfolio holdings as a percentage of net assets.

---------------------------------------------

/1/ Source (C) 1996 Morningstar, Inc. All rights reserved. Morningstar proprietary ratings reflect historical risk-adjusted performance as of 10/31/96. The ratings are subject to change every month. Past performance is no guarantee of future results. Morningstar ratings are calculated from a fund's three-, five- and ten-year average annual returns (where applicable) in excess of 90-day Treasury bill returns with appropriate fee and sales charge adjustments and a risk factor that reflects fund performance below 90-day Treasury bill returns. The one-year rating is calculated using the same methodology, but is not a component of the overall rating. The fund's Institutional shares received five and four stars for the three- and five-year periods, respectively. The Institutional shares were rated among 1,054 and 572 fixed income funds for the three- and five-year periods, respectively. For the one-year period, the Institutional shares were rated among 1,654 fixed income funds. 22.5% of the funds receive the four-star rating. The Morningstar rating applies only to the fund's Institutional shares; the fund's Class A and Administration shares have not been rated. Class A and Administration shares are subject to additional fees that may have the effect of lowering performance and may affect and future Morningstar rating. Morningstar rates funds against their peers in the same category. In all, there are five Morningstar categories (domestic equity, international equity, fixed income, municipal and hybrid). Morningstar ratings range from five stars (highest) to one star (lowest). Funds with five-star ratings are in the top 10% of their category, four-star ratings in the next 22.5%, three stars the next 35%, two stars the next 22.5% and one star the lowest 10% of their categories.

Portfolio Composition and Investment Strategies

    During the period under review, the portfolio's sector allocation shifted slightly, with reductions in collateralized mortgage obligations (CMOs) and Small Business Administration (SBA) loans in favor of ARMs.

 . ARMs. As of October 31, 1996, ARMs accounted for 85.3% of the portfolio, up from 80.2% a year ago. We emphasized seasoned, one-year CMT issues that offered relative prepayment and duration stability as well as incremental yield over Treasuries. The position significantly contributed to the fund's performance during the period.

 . SBA Floaters. The portfolio held a 7.8% allocation in securities backed by Small Business Administration loans, which traded at attractive spreads relative to Treasuries. We trimmed the portfolio's holdings in the sector slightly from 8.9% a year ago to take profits after the position performed well.

 . CMOs. CMOs accounted for 3.5% of the portfolio as of October 31, approximately half their weighting a year ago (7.7%). This position provided relatively stable cash flows and a greater number of opportunities to take advantage of potential mispricing than comparable fixed income sectors. During December 1995 and January 1996, the sector became expensive versus similar-duration Treasuries, and we subsequently sold part of the fund's holdings at a profit. The fund's CMO position included 1.4% in floaters, which added incremental yield, and 0.4% in sequential-pay CMOs. In addition, the fund held CMO super floaters, discussed below.

 . Prudent Use of Derivatives. We used higher risk derivatives very sparingly to enhance the fund's performance without taking on additional undue risk. As of October 31, 1996, the fund held a 1.5% position in super floaters, which contributed to its performance during the year. (Super floaters are floating rate securities whose coupons reset higher and more quickly than regular
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
GS Adjustable Rate Government Agency Fund (continued)


--------------------------------------------------------------------------------
ARMs in a rising interest rate environment.) The portfolio also included minor positions in interest-only (IO) and inverse IO securities.

 . Duration. As of October 31, the duration of the fund was 0.7 years, unchanged from a year earlier. Rather than attempting to make interest rate predictions, we seek to provide excess returns over a similar-duration U.S. Treasury security through sector weightings and security selection. During the period, we used financial futures as a tool to help manage the portfolio's duration.

 . Credit Quality. The fund invests exclusively in securities issued by the U.S. government and its agencies or instrumentalities, which are considered to be of the highest credit quality.

ARM Outlook: Seasoned ARMs Are Expected to Perform Well Relative to Other
Sectors

   Our outlook for the ARM sector is moderately constructive. Although spreads have tightened over the course of the year, we expect them to remain stable for the near term due to strong investor demand and limited supply. In addition, we believe that our core holding of seasoned ARMs should fare well relative to less seasoned issues if rates continue to decline and prepayments increase.

Distribution Policy

   During the 12-month period ended October 31, 1996, the fund's Institutional, Administration and Class A shares distributed $0.59, $0.57 and $0.57 per share, respectively.

   The fund distributes substantially all of its investment company taxable income. The dividend is set at the start of each month, based on the income the fund is expected to generate. However, because the fund invests primarily in mortgage securities that are subject to prepayments, we cannot precisely predict the amount of principal and interest that a portfolio will receive. Therefore, at times a portfolio may distribute amounts above or below current income levels. To date, however, our dividend policy has not affected the management of the fund nor significantly affected its net asset value (NAV) per share.

   In conclusion, we appreciate your investment in the GS Adjustable Rate Government Fund and will continue to seek attractive fixed income investments in the months ahead.

Sincerely,

/s/ Jonathan A. Beinner
    Jonathan A. Beinner

/s/ Peter D. Dion
    Peter D. Dion

/s/ James P. McCarthy
    James P. McCarthy

    Portfolio Managers
    GS Adjustable Rate Government Fund
    November 29, 1996




--------------------------------------------------------------------------------

Goldman Sachs Trust
--------------------------------------------------------------------------------
GS Adjustable Rate Government Fund
October 31, 1996


--------------------------------------------------------------------------------

In accordance with the requirements of the Securities and Exchange Commission, the following data is supplied for the periods ended October 31, 1996. The performance for the GS Adjustable Rate Government Fund based on a normal minimum initial investment, for each class, is compared to its benchmarks--the Lehman Brothers Mutual Fund Short (1-2) U.S. Government Index ("Lehman 1-2 Index") and the six month and one year U.S. Treasury Bills ("6-Month T-Bill / 1-Year T-Bill"). All performance data shown represents past performance and should not be considered indicative of future performance which will fluctuate as market conditions change. The investment return and principal value of an investment will fluctuate with changes in market conditions so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                         HYPOTHETICAL INVESTMENTS/(a)/

                             Institutional Shares

                           [LINE GRAPH APPEARS HERE]

             Institutional     Lehman Short (1-2)      One Year      Six Month
                Shares            Gov't Index           T-Bill         T-Bill
--------------------------------------------------------------------------------
  8/1/91        50,000              50,000              50,000         50,000
--------------------------------------------------------------------------------
10/31/91        51,047              51,581              51,179         50,870
--------------------------------------------------------------------------------
10/31/92        54,176              55,506              54,161         53,376
--------------------------------------------------------------------------------
10/31/93        56,414              58,368              56,198         55,197
--------------------------------------------------------------------------------
10/31/94        57,475              59,511              57,744         57,257
--------------------------------------------------------------------------------
10/31/95        61,355              64,343              61,766         60,819
--------------------------------------------------------------------------------
10/31/96        65,576              68,197              65,373         64,158
--------------------------------------------------------------------------------

                             Administration Shares

                           [LINE GRAPH APPEARS HERE]

            Administration     Lehman Short (1-2)      One Year      Six Month
                Shares            Gov't Index           T-Bill         T-Bill
--------------------------------------------------------------------------------
  5/1/93        50,000              50,000              50,000         50,000
--------------------------------------------------------------------------------
10/31/93        50,917              50,931              50,785         50,780
--------------------------------------------------------------------------------
10/31/94        51,747              51,931              52,182         52,675
--------------------------------------------------------------------------------
10/31/95        55,100              56,148              55,835         55,951
--------------------------------------------------------------------------------
10/31/96        58,742              59,511              59,096         59,023
--------------------------------------------------------------------------------

                                Class A Shares

                           [LINE GRAPH APPEARS HERE]

             Class A Shares     Class A Shares     Lehman Short (1-2)      One Year      Six Month
            (no sales charge)  (w/ sales charge)      Gov't Index           T-Bill         T-Bill
---------------------------------------------------------------------------------------------------
  6/1/95        10,000               9,850              10,000              10,000        10,000
---------------------------------------------------------------------------------------------------
10/31/95        10,222              10,069              10,277              10,260        10,246
---------------------------------------------------------------------------------------------------
10/31/96        10,898              10,735              10,893              10,859        10,809
---------------------------------------------------------------------------------------------------

                                               ---------------------------------
                                                Average Annual Total Return
                              --------------------------------------------------
                                  One Year     Five Year   Since Inception/(b)/
--------------------------------------------------------------------------------
Institutional Shares                6.86%        5.13%           5.32%
--------------------------------------------------------------------------------
Administration Shares               6.60%         N/A            4.69%
--------------------------------------------------------------------------------
Class A Shares
 excluding sales charge             6.60%         N/A            6.40%
--------------------------------------------------------------------------------
Class A Shares
 including sales charge             4.99%         N/A            5.29%
--------------------------------------------------------------------------------

/(a)/ For comparative purposes, initial investments are assumed to be made on the first day of the month following the commencement of operations.

/(b)/ The Institutional, Administration and Class A shares commenced operations
      July 17, 1991, April 15, 1993 and May 15, 1995, respectively.


--------------------------------------------------------------------------------

Statement of Investments
--------------------------------------------------------------------------------
GS Adjustable Rate Government Fund
October 31, 1996

--------------------------------------------------------------------------------
      Principal            Interest           Maturity
       Amount                Rate               Date              Value
================================================================================
Mortgage Backed Obligations--96.3%
Adjustable Rate Federal Home Loan Mortgage Corp.
   (FHLMC)(d)--25.6%
   $    409,475             7.33%             11/01/17        $     422,849
      1,443,341             7.54              12/01/18            1,482,297
      2,695,805             7.40              07/01/18            2,793,527
      1,799,007             7.69              01/01/19            1,857,314
     10,670,041             7.38              05/01/19           11,021,833
     20,341,589             7.58              11/01/19           21,218,921
      5,280,731             7.70              05/01/20            5,464,395
     19,004,192             7.42              06/01/20           19,698,985
     37,238,927             7.73              02/01/22/(a)/      38,845,042
      4,072,603             7.39              08/01/22            4,215,145
      2,234,941             7.56              08/01/22            2,331,334
      6,804,200             7.53              09/01/22            7,067,182
     17,808,242             7.61              11/01/22           18,565,092
     10,195,026             7.63              06/01/24           10,506,892
      3,045,972             7.31              12/01/24            3,122,121
      3,495,056             7.20              02/01/28            3,604,835
      4,584,605             7.09              07/01/29            4,671,987
      1,815,464             7.62              07/01/30            1,892,059
      2,055,859             7.39              05/01/31            2,110,462
--------------------------------------------------------------------------------
                                                               $160,892,272
--------------------------------------------------------------------------------
Adjustable Rate Federal National Mortgage Association
  (FNMA)(d)--55.4%

   $  1,138,394             7.80%             11/01/14        $   1,187,493
      6,190,161             6.54              03/01/17            6,277,194
      3,662,002             7.56              03/01/17            3,799,511
      4,221,326             6.21              03/01/18            4,247,709
      6,778,125             7.66              04/01/18            7,046,064
        874,932             7.63              05/01/18              901,180
      7,405,181             7.34              07/01/18            7,724,566
      5,249,737             7.41              07/01/18            5,456,472
      6,398,858             7.08              08/01/18            6,609,828
      3,972,504             7.64              08/01/18            4,143,838
      3,746,795             7.42              10/01/18            3,896,068
      6,780,326             7.41              11/01/18            7,009,162
      2,068,449             7.29              12/01/18            2,138,591
     13,495,001             7.67              12/01/18/(a)/      14,077,040
      3,484,080             7.27              06/01/19            3,597,870
      4,440,531             7.31              07/01/19            4,579,297
      1,698,502             7.34              07/01/19            1,755,826
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      Principal            Interest           Maturity
       Amount                Rate               Date              Value
================================================================================
Mortgage Backed Obligations(continued)
Adjustable Rate Federal National Mortgage Association
  (FNMA)(d)(continued)
   $  2,849,462             7.46%             01/01/20        $   2,942,526
      3,037,915             7.70              03/01/20            3,168,940
      8,771,533             7.40              07/01/20            9,055,204
      4,563,057             7.48              09/01/20            4,746,994
      4,953,382             7.53              02/01/21            5,167,022
      5,289,644             7.28              04/01/21            5,464,044
     74,489,219             7.51              09/01/21/(a)/      77,678,102
      4,088,820             7.95              11/01/21            4,210,095
     22,090,964             7.56              02/01/22           23,043,747
     14,611,569             7.68              06/01/22           15,112,892
      6,682,461             7.47              08/01/22            6,893,894
        759,290             7.48              08/01/22              776,511
     38,116,807             7.56              09/01/22/(a)/      39,760,785
      1,934,079             7.53              02/01/23            1,968,235
        277,701             6.22              12/01/23              276,574
     18,079,861             7.48              09/01/25           18,856,752
      2,565,500             7.33              10/01/27            2,653,702
      1,177,401             7.04              07/01/29            1,205,729
      3,288,252             7.59              04/01/30            3,376,640
      8,565,310             7.58              01/01/31            8,934,732
     28,276,177             6.09              02/01/31           28,161,376
--------------------------------------------------------------------------------
                                                             $  347,902,205
--------------------------------------------------------------------------------
Adjustable Rate Government National Mortgage Association
  (GNMA)(d) -- 2.2%

   $  1,527,707             6.50%             03/20/16        $   1,551,096
      1,806,135             7.12              08/20/17            1,839,711
      1,026,294             7.12              08/20/18            1,046,984
      8,886,125             6.00              11/20/25            9,040,211
--------------------------------------------------------------------------------
                                                             $   13,478,002
--------------------------------------------------------------------------------
Adjustable Rate Small Business Administration (SBA)(d)--7.8%

   $  1,416,469             6.75%             10/25/14        $   1,449,883
      2,562,866             6.75              02/25/15            2,624,144
      3,684,715             6.75              03/25/15            3,773,370
      2,839,268             6.75              04/25/15            2,907,581
      2,057,142             6.75              05/25/15            2,106,637
      1,036,764             6.75              08/25/15            1,062,040
      1,684,161             6.75              09/25/15            1,725,220
      2,069,161             6.75              10/25/15            2,119,917
      1,110,382             6.37              09/25/16            1,125,305
--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

Statement of Investments
--------------------------------------------------------------------------------
GS Adjustable Rate Government Fund (continued)
October 31, 1996

--------------------------------------------------------------------------------
    Principal             Interest              Maturity
     Amount                 Rate                  Date             Value
================================================================================
Mortgage Backed Obligations (continued)
Adjustable Rate Small Business Administration
    (SBA)(d)(continued)
$ 4,125,881                 6.37%              07/25/17     $  4,181,333
  9,019,837                 6.37               08/25/17        9,141,062
  4,040,857                 6.37               09/25/17        4,095,166
  3,577,478                 6.37               10/25/17        3,625,559
  8,937,943                 6.37               02/25/18        9,058,069
--------------------------------------------------------------------------------
                                                            $ 48,995,286
--------------------------------------------------------------------------------
Collateralized Mortgage Obligations-5.3%
Adjustable Rate CMOs(d)-1.8%
FNMA Remic Trust 1990-145, Class A
$ 11,024,778                6.51%              12/25/20     $ 11,025,439
--------------------------------------------------------------------------------
Inverse Floater(d)-0.0%
FNMA Remic Trust 1991-91, Class S
$    164,490               17.66%              07/25/98     $    174,261
--------------------------------------------------------------------------------
Inverse Floating Rate - Interest Only(d)-0.0%
FNMA Remic Trust 1992-157, Class SA
$2,002,645/(b)/            14.10%              03/25/04     $    168,743
--------------------------------------------------------------------------------
Inverse IOette-0.1%
FHLMC Series 1164, Class O
$   36,128/(b)/            29.44%              11/15/06     $    489,372
--------------------------------------------------------------------------------
IOette-0.1%
FNMA Remic Trust 1990-145, Class B
$   27,091/(b)/            10.00%              12/25/20     $    657,906
--------------------------------------------------------------------------------
Regular Floater CMOs(d)-1.4%
FHLMC Series 1011, Class F
$    8,872,813              6.34%              11/15/20     $  9,069,612
--------------------------------------------------------------------------------
Sequential Fixed Rate CMOs-0.4%
FNMA Remic Trust 1990-65, Class U
$     616,589               9.50%              11/25/06     $    619,475
FNMA Remic Trust 1991-37, Class E
    1,664,339               8.50%              04/25/05        1,679,418
--------------------------------------------------------------------------------
                                                            $  2,298,893
--------------------------------------------------------------------------------
Super Floater CMOs(d)-1.5%
FNMA Remic Trust 1992-157, Class FA
$   9,859,177(b)            1.22%              03/25/04     $  9,631,134
--------------------------------------------------------------------------------
Total Collateralized Mortgage Obligations                   $ 33,515,360
--------------------------------------------------------------------------------
Total Mortgage Backed Obligations
    (Cost $605,544,961)                                     $604,783,125
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    Principal             Interest              Maturity
     Amount                 Rate                  Date             Value
================================================================================
Repurchase Agreement-2.1%
Joint Repurchase Agreement Account
$  13,000,000               5.58%              11/01/96/(a)/$ 13,000,000
--------------------------------------------------------------------------------
Total Repurchase Agreement
    (Cost $13,000,000)                                      $ 13,000,000
--------------------------------------------------------------------------------
Total Investments
    (Cost $618,544,961/(c)/)                                $617,783,125
================================================================================
Futures contracts open at October 31, 1996:

                                     Number of
                                     Contracts
                                       Long            Settlement        Unrealized
        Type                        (Short)(e)            Month         Gain (Loss)
---------------------------------  -------------  ------------------- ----------------
1-Month Libor                            45         November 1996          $4,500
Euro Dollars                            365         December 1996         309,500
Euro Dollars                            280         March 1997             95,000
Euro Dollars                             55         June 1997              28,000
5-Year U.S. Treasury Notes              67         December 1996           9,766
10-Year U.S. Treasury Notes           (270)        December 1996        (302,812)
                                                                      ----------------
                                                                         $143,954
======================================================================================

Federal Income Tax Information:
Gross unrealized gain for investments in which value
    exceeds cost                                                         $  2,404,589
Gross unrealized loss for investments in which cost
    exceeds value                                                          (3,318,600)
--------------------------------------------------------------------------------------
Net unrealized gain                                                      $   (914,011)
======================================================================================

(a) Portions of these securities are being segregated for futures margin requirements.
(b) Represents security with notional or nominal principal amount. The actual effective yield of this security is different than the stated rate due to the amortization of related premiums.
(c)  The aggregate costs for federal income tax purposes is $618,697,136.
(d) Variable rate security. Coupon rate disclosed is that which is in effect at October 31, 1996.
(e) Each Euro Dollar contract represents $1,000,000 in notional par value. Each Libor contract represents $3,000,000 in notional par value. Each 5-Year and 10-Year U.S. Treasury Note and U.S. Treasury Bond contract represents $100,000 in notional par value. The total notional amount and market value are $879,000,000 and $200,909,125, respectively. The determination of notional amounts and market value as presented here are indicative only of volume of activity and not a measure of market risk.

The percentages shown for each investment category reflect the value of investments in that category as a percentage of total net assets.

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Letter to Shareholders
--------------------------------------------------------------------------------
GS Short Duration Government Fund


--------------------------------------------------------------------------------
Investment Objective

     The GS Short Duration Government Fund's primary objective is to provide a high level of current income by investing in a portfolio that consists of securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, including mortgage-backed securities as well as repurchase agreements collateralized by such instruments. Under normal interest rate conditions, the fund's duration is expected to be within one-half year of its benchmark, the two-year U.S. Treasury security.

Performance Review

     During the period under review, the fund's Institutional, Administration and Service shares all outperformed the two-year U.S. Treasury security, primarily due to our emphasis on and the favorable performance of mortgage-backed security investments, as well as our ability to identify relative value within the sector. In addition, the portfolio's term structure, which overweighted one- and three-year maturity securities, also contributed to performance when the yield curve steepened.

     During the period, the net asset values (NAVs) of the fund's Institutional and Administration shares (which opened February 28, 1996) were nearly unchanged while the NAV of the fund's Service shares (which opened April 10, 1996) rose $0.10 as interest rates stabilized and subsequently declined.



--------------------------------------------------------------------------------
Performance Summary
--------------------------------------------------------------------------------
                           Institutional      Administration*        Service*
                           (10/31/95-           (2/28/96-            (4/10/96-
                            10/31/96)           10/31/96)            10/31/96)
                            --------            --------             --------
Total Return (based on net     6.75%              4.00%                 4.35%
  asset value
--------------------------------------------------------------------------------
  Return From Monthly          6.65%              4.10%                 3.32%
    Distributions
--------------------------------------------------------------------------------
  Return From Price            0.10%             -0.10%                 1.03%
    Depreciation/
    Appreciation
--------------------------------------------------------------------------------
Total Return of Two-Year       5.64%              3.61%                 3.71%
  U.S. Treasury
--------------------------------------------------------------------------------
NAV (10/31/96)                 $9.83              $9.85                 $9.82
--------------------------------------------------------------------------------
NAV Change                    +$0.01             -$0.01                +$0.10
--------------------------------------------------------------------------------

* New share class opened during the period.

     The fund performed well compared with its peers. The Institutional shares ranked in the top 10% of short-intermediate U.S. government funds (fifth out of 88) based on total return for the 12-month period ended October 31, 1996, according to Lipper Analytical Services, Inc. (The Administration and Service shares were not ranked for this period because they were in existence less than 12 months. Please note that Lipper rankings do not take sales charges into account and that past performance is not a guarantee of future results.)

Portfolio Composition and Investment Strategies

     The fund significantly reduced its allocation in U.S. Treasuries in favor of collateralized mortgage obligations (CMOs), which offered more attractive return potential according to our analysis. This strategy proved successful as mortgage-backed securities outperformed comparable-duration Treasuries.

Portfolio Composition as of October 31, 1996*


                           [PIE CHART APPEARS HERE]

         Repos/Cash Equivalents                     1.1%
         Fixed Rate Mortgage
          Pass-Throughs                             7.2%
         U.S. Treasuries                           15.8%
         ARMs                                      19.0%
         CMOs                                      56.9%

* The percentages shown are of total portfolio investments that have settled and include an offset to cash equivalents relating to unsettled trades. These percentages may differ from those in the accompanying Statement of Investments, which reflect portfolio holdings as a percentage of net assets.

--------------------------------------------------------------------------------

Letter to Shareholders
--------------------------------------------------------------------------------
GS Short Duration Government Fund (continued)


--------------------------------------------------------------------------------
 . CMOs. During the period, we more than doubled the portfolio's allocation in collateralized mortgage obligations, with most of the increase occurring from February through April. As of October 31, 56.9% of the portfolio was invested in CMOs, of which 24.7% were sequential-pay CMOs (up from 10.4% last year) and 17.0% were planned amortization class (PAC) CMOs (up from 1.9% last year).
These sectors were favored for their relatively stable cash flows and incremental yields over Treasuries, and they performed well during the period. Though the CMO sector was fairly valued relative to equal-duration Treasuries from January through the end of the period, our extensive research enabled us to identify specific securities that presented attractive investment opportunities.

 . ARMs. Adjustable rate mortgage securities (ARMs) accounted for 19.0% of the portfolio as of October 31, down from 23.7% last year. We focused on seasoned securities indexed to the one-year Constant Maturity Treasury (CMT), which offered attractive income stability and low relative prepayment risk. A high level of mortgage refinancing adversely impacted the sector in November and December of 1995 when rates had eased, but ARMs strengthened when rates started to rise during the first quarter of 1996 and prepayment fears faded.

 . U.S. Treasuries and Repurchase Agreements/Cash Equivalents. The portfolio's position in U.S. Treasuries was cut to 15.8%, down from 37.1% a year ago, as we identified securities in other sectors that offered higher incremental yield. In addition, repurchase agreements/cash equivalents were reduced to 1.1% from 4.7% a year ago.

 . Fixed Rate Mortgage Pass-Throughs. Fixed rate pass-throughs, a 7.2% allocation, offered more attractive yield spreads than most of the other high-credit quality fixed income sectors. During the period under review, the technical balance of the pass-through market strengthened, with investor demand improving as prepayments and supply slowed from the high levels experienced last November. We continued to emphasize seasoned premium mortgages because they typically have lower prepayment risk than recently issued mortgages.

 . Issuer Composition. The breakdown of the portfolio's mortgage-backed security holdings by issuer was 37.8% in Federal National Mortgage Association (FNMA) issues, 36.0% in Federal Home Loan Mortgage Corporation (FHLMC) issues and 9.2% in Government National Mortgage Association (GNMA) issues.

 . Credit Quality. The fund invests exclusively in issues of the U.S. government and its agencies or instrumentalities.

 . Prudent Use of Derivatives. Sequential-pay CMOs and PAC CMOs, which are typically considered to be lower risk derivatives, represented 24.7% and 17.0% of the portfolio, respectively, as noted earlier. Other derivative investments included CMO floaters (10.0%), which are securities whose coupons reset upward as interest rates rise, and inverse floaters (3.2%), which have coupons that reset in the opposite direction from interest rates. When floaters are held along with inverse floaters, they can produce a position with a similar risk profile as a fixed rate pass-through but provide a higher yield. The fund also held a small position (1.3%) in PAC interest-only securities (IOs). We invest in such higher risk derivatives very sparingly in an effort to enhance returns without taking undue risk. In addition, we used futures as a tool to help manage the portfolio's duration.

Market Outlook
   In general, we have a cautiously optimistic view of the mortgage-backed securities market in the near term. In the ARM sector, we expect spreads to remain stable due to strong investor demand and limited supply. Given the environment of declining rates for the past few months, we will continue to emphasize seasoned one-year CMT
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
GS Short Duration Government Fund (continued)


-------------------------------------------------------------------------------
ARMs due to the relative prepayment stability that these securities offer. Though we have a neutral outlook for the CMO market, we continue to find areas that offer attractive investment opportunities. In the mortgage pass-through market, we believe the recent widening of yield spreads during September and October has been somewhat overdone, but we will remain vigilant to an increase in prepayments that may result from a further decline in interest rates. We will continue to actively allocate the portfolio's assets among the various fixed income sectors as their relative value changes throughout the coming year.

Distribution Policy

      During the period under review, the fund's Institutional shares paid out distributions of $0.63 per share. From their inceptions through October 31, 1996, the fund's Administration and Service shares distributed $0.39 per share and $0.32 per share, respectively. (The Administration shares opened on February 28, 1996 and the Service shares opened on April 10, 1996.) The fund distributes substantially all of its investment company taxable income, as required by tax law.

      We thank you for your support and look forward to continuing to meet your investment needs in the future.

Sincerely,

/s/Jonathan A. Beinner

Jonathan A. Beinner


/s/James B. Clark

James B. Clark

Portfolio Managers
GS Short Duration Government Fund
November 29, 1996

Goldman Sachs Trust
--------------------------------------------------------------------------------
GS Short Duration Government Fund

October 31, 1996


--------------------------------------------------------------------------------

In accordance with the requirements of the Securities and Exchange Commission, the following data is supplied for the periods ended October 31, 1996. The performance for the GS Short-Term Government Fund based on the Fund's normal minimum initial investment of $50,000, is compared to its benchmarks, the U.S. 2-Year Treasury Bill ("2-Year T-Bill") and the Lehman Brothers Mutual Fund Short (1-3) U.S. Government Index ("Lehman Short (1-3) Gov't Index"). All performance data shown represents past performance and should not be considered indicative of future performance which will fluctuate as market conditions change. The investment return and principal value of an investment will fluctuate with changes in market conditions so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                        HYPOTHETICAL $50,000 INVESTMENT

                             [CHART APPEARS HERE]

                           Institutional Shares(a)

          Institutional Shares   2-Year\r T-Bill        Lehman Short (1-3)rGov't
  9/1/88                  50,000                 50,000         50,000
10/31/88                  51,283                 51,057         51,091
10/21/89                  55,940                 55,412         55,919
10/31/90                  60,543                 59,876         60,861
10/31/91                  67,161                 66,615         67,699
10/31/92                  71,365                 72,161         73,208
10/31/93                  75,326                 76,335         77,446
10/31/94                  76,072                 77,058         78,339
10/31/95                  82,895                 84,009         85,256
10/31/96                  88,507                 88,756         90,346


                             Administration Shares

                             [CHART APPEARS HERE]


           Administration Shares  2-Year\rT-Bill       Lehman Short (1-3)rGov't
 2/28/96                  50,000                50,000                   50,000
10/31/96                  52,000                51,805                   51,760

                                Service Shares
                             [CHART APPEARS HERE]

            Service Shares        2-Year\rT-Bill       Lehman Short (1-3)rGov't
 4/10/96                  50,000                50,000                   50,000
10/31/96                  52,175                51,855                   52,110


                     -----------------------------------------------------------
                                 Average Annual Total Return
                     -----------------------------------------------------------
                        One Year      Five Year           Since Inception(b)
--------------------------------------------------------------------------------
Institutional shares     6.75%          5.6%                    7.24%
--------------------------------------------------------------------------------
Administrative shares    N/A            N/A                     4.00(c)
--------------------------------------------------------------------------------
Service shares           N/A            N/A                     4.35(c)
--------------------------------------------------------------------------------

/a/ For comparative purposes, initial investments are assumed to be made on the first day of the month following the Fund's commencement of operations.
/b/ The Institutional, Administration and Service shares commenced operations
    August 15, 1988, February 28, 1996 and April 10, 1996, respectively.
/c/ An aggregate total return (not annualized) is shown instead of an average annual total return since the Administration and Service shares have not completed a full twelve months of operations.



--------------------------------------------------------------------------------

Statement of Investments
--------------------------------------------------------------------------------
GS Short Duration Government Fund
October 31, 1996

--------------------------------------------------------------------------------
Principal                  Interest        Maturity
 Amount                      Rate            Date                Value
================================================================================
Mortgage Backed Obligations--82.4%

Adjustable Rate Federal Home Loan Mortgage Corp.
   (FHLMC)(a)--14.2%

$  1,208,677                 6.00%         11/15/16        $   1,198,196
   1,941,838                 7.54          12/01/18/(b)/       1,994,248
   8,544,958                 7.73          02/01/22/(b)/       8,913,502
   2,234,941                 7.56          08/01/22            2,331,334
--------------------------------------------------------------------------------
                                                           $  14,437,280
--------------------------------------------------------------------------------
Adjustable Rate Federal National Mortgage Association
   (FNMA)(a)--6.2%

$    389,769                 9.00%         12/01/97        $     402,558
   2,732,146                 7.80          11/01/14/(b)/       2,849,984
   3,025,230                 7.48          08/01/22/(b)/       3,093,842
--------------------------------------------------------------------------------
                                                           $   6,346,384
--------------------------------------------------------------------------------
Fixed Rate Federal National Mortgage Association (GNMA)--3.5%

$  1,093,610                 6.00%         06/01/09/(b)/   $   1,065,244
   2,058,384                 6.00          10/01/09/(b)/       2,004,994
     540,970                 6.00          10/01/08/(b)/         526,938
--------------------------------------------------------------------------------
                                                           $   3,597,176
--------------------------------------------------------------------------------
Fixed Rate Government National Mortgage Association--3.3%

$  3,040,068                10.00%         12/15/17/(b)/   $   3,338,359
--------------------------------------------------------------------------------
Collateralized Mortgage Obligations (CMOs)--55.3%
Inverse Floater(a)--5.7%
FHLMC Series 1296, Class J
$    890,613                11.93%         07/15/99/(b)/   $     948,502

FHLMC Series 1325, Class B
   2,416,565                 6.06          07/15/97/(b)/       2,421,833

FHLMC Series 1325, Class C
   1,028,325                 7.56          07/15/97/(b)/       1,034,598

FNMA Remic Trust 1991-127, Class S
     144,496                12.98          09/25/98              153,084

FNMA Remic Trust, Series 1992-62, Class S
   1,212,115                10.00          05/25/99            1,241,097
--------------------------------------------------------------------------------
                                                           $   5,799,114
--------------------------------------------------------------------------------
Inverse Floating Rate - Interest Only(a)--0.3%
FHLMC Series 1684, Class JD
$  2,801,277(c)              3.66%         08/15/20/(b)/   $     199,759
FNMA Remic Trust 1993-110, Class SC
   2,597,458(c)              3.46          04/25/19/(b)/         126,990
--------------------------------------------------------------------------------
                                                           $     326,749
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Principal                  Interest        Maturity
 Amount                      Rate            Date                Value
--------------------------------------------------------------------------------
Mortgage Backed Obligations (continued)
Collateralized Mortgage Obligations (continued)
Planned Amortization Class (PAC CMOs)--11.1%
FHLMC Series 1584, Class E
$  3,000,000                 5.75%         10/15/16/(b)/   $   2,954,040
FNMA Remic Trust 1992-138, Class C
   2,350,000                 6.00          12/25/18/(b)/       2,325,020
GNMA Remic Trust 1996-6, Class PB
   6,000,000                 6.50          06/16/09            6,038,400
--------------------------------------------------------------------------------
                                                           $  11,317,460
--------------------------------------------------------------------------------
Planned Amortization Class Interest-Only (PAC IO) CMOs--0.6%
FHLMC Series 1552, Class JE
$ 10,552,245/(c)/            7.00%         02/15/14/(b)/   $     590,926
--------------------------------------------------------------------------------
Planned Amortization Class Ioette CMOs--0.5%
FNMA Remic Trust 1992-198, Class K
$     42,908/(c)/           16.00%         12/25/15        $     547,555
--------------------------------------------------------------------------------
Regular Floater (a)--9.9%
FHLMC Series 1684, Class F
$  5,000,000                 5.75%         08/15/20/(b)/   $   4,818,750
FHLMC Series 1684, Class JC
   2,801,277                 5.34          08/15/20/(b)/       2,737,352
FNMA Remic Trust 1993-110, Class FC
   2,597,459                 5.54          04/25/19/(b)/       2,565,796
--------------------------------------------------------------------------------
                                                           $  10,121,898
--------------------------------------------------------------------------------
Sequential Fixed Rate CMOs--27.1%
FHLMC Series 1033, Class G
$  2,000,000                 8.00%         01/15/06/(b)/   $   2,095,620
FHLMC Series 1296, Class I
   2,493,715                 5.24          07/15/99/(b)/       2,481,546
FHLMC Series 174, Class Z
   3,757,885                10.00          08/15/21            4,189,703
FNMA Remic Trust 1988-12, Class A
   4,076,171                10.00          02/25/18/(b)/       4,350,090
FNMA Remic Trust 1988-12, Class B
   3,218,030                 4.47          02/25/18/(b)/       3,081,585
FNMA Remic Trust 1989-12, Class X
   1,955,861                10.00          12/25/14/(b)/       2,021,246
FNMA Remic Trust 1989-18, Class B
   1,312,493                 9.50          01/25/04            1,359,730

--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

Statement of Investments
--------------------------------------------------------------------------------
GS Short Duration Government Fund (continued)

October 31, 1996


--------------------------------------------------------------------------------
          Principal        Interest        Maturity
           Amount            Rate            Date              Value
================================================================================
Mortgage Backed Obligations(continued)
Collateralized Mortgage Obligations(continued)
Sequential Fixed Rate CMOs (continued)
      $   4,628,657          7.75%         10/25/18 (b)    $   4,699,707
FNMA Remic Trust 1992-44, Class CA
          3,000,000         12.00          08/25/20/(b)/       3,394,800
--------------------------------------------------------------------------------
                                                           $  27,674,027
--------------------------------------------------------------------------------
Total Collateralized Mortgage Obligations                  $  56,377,729
--------------------------------------------------------------------------------
Total Mortgage Backed Obligations
   (Cost $83,545,715)                                      $  84,096,928
--------------------------------------------------------------------------------
U.S. Treasury Obligations--15.7%
United States Treasury Notes
      $   5,150,000          5.88%         04/30/98        $   5,166,068
         10,900,000          5.13          06/30/98/(b)/      10,804,620
--------------------------------------------------------------------------------
Total U.S. Treasury Obligations
   (Cost $15,894,705)                                      $  15,970,688
--------------------------------------------------------------------------------
Repurchase Agreement--1.0%
Joint Repurchase Agreement Account
      $   1,000,000          5.58%         11/01/96/(b)/   $   1,000,000
--------------------------------------------------------------------------------
Total Repurchase Agreement
   (Cost $1,000,000)                                       $   1,000,000
--------------------------------------------------------------------------------
Total Investments
   (Cost $100,440,420(d))                                  $ 101,067,616
================================================================================
Futures contracts open at October 31, 1996 are as follows:

                             Number of
                             Contracts
                                Long            Settlement        Unrealized
          Type               (Short)(e)           Month           Gain (Loss)
-------------------------  --------------  ------------------  ----------------
Euro Dollars                     40          December 1996         $28,000
Euro Dollars                     29          March 1997             34,650
Euro Dollars                     37          June 1997              38,950
Euro Dollars                     47          September 1997         68,625
Euro Dollars                     45          December 1997          80,375
Euro Dollars                     35          March 1998             25,250
Euro Dollars                     20          June 1998               9,000
2 Year U.S. Treasury Notes       71          December 1996          87,859
5 Year U.S. Treasury Notes      (89)         December 1996        (173,203)
10 Year U.S. Treasury Notes     (44)         December 1996        (131,781)
20 Year U.S. Treasury Notes      (7)         December 1996         (34,844)
                                                                 --------------
                                                                   $32,881
-------------------------------------------------------------------------------


--------------------------------------------------------------------------------

================================================================================
Federal Income Tax Information:
Gross unrealized gain for investments in which
   value exceeds cost                                              $    826,961
Gross unrealized loss for investments in which
   cost exceeds value                                                  (213,881)
--------------------------------------------------------------------------------
Net unrealized gain                                                $    613,080
================================================================================
/(a)/Variable rate security. Coupon rate disclosed is that which is in effect at
     October 31, 1996.
/(b)/Portions of these securities are being segregated for futures margin requirements.
/(c)/Represents security with notional or nominal principal amount. The actual effective yield of this security is different than the stated rate due to the amortization of related premiums.
/(d)/The aggregate cost for federal income tax purposes is $100,454,536. /(e)/Each Euro Dollar contract represents $1,000,000 in notional par value. Each
     2-Year U.S. Treasury Note contract represents $200,000 in notional par value. Each 5-Year U.S. Treasury Note, 10-Year U.S. Treasury Note, and 20-Year U.S. Treasury Note contract represents $100,000 in notional par value. The total notional amount and market value are $253,200,000 and $89,469,788, respectively. The determination of notional amounts and market value as presented here are indicative only of volume of activity and not a measure of market risk.

The percentages shown for each investment category reflect the value of investments in that category as a percentage of total net assets.

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Letter to Shareholders
--------------------------------------------------------------------------------
GS Short Duration Tax-Free Fund




--------------------------------------------------------------------------------
Investment Objective
      The GS Short Duration Tax-Free Fund seeks to provide a high level of current income exempt from regular federal income tax, consistent with relatively low principal volatility, through investments in municipal securities rated single-A or better or deemed to be of comparable quality. Under normal interest rate conditions, the fund's duration will be within one-half year of its benchmark, the Lehman Brothers Three-Year Municipal Bond Index. The fund's approximate interest rate sensitivity is comparable to that of a three-year bond.

After a Weak Start, the Municipal Bond Market Strengthened
      The municipal bond market outperformed Treasuries during the 12-month period under review, though both markets came under pressure when rates rose during the first half of 1996. The average price of a three-year municipal bond (as calculated from data provided by Municipal Market Data, an independent municipal market information provider) fell slightly (0.14%), while yields rose from 4.10% on October 31, 1995 to 4.15% on October 31, 1996.
      The municipal bond market began the period under review on a weak note. Tax reform uncertainty impacted investor demand during November and December 1995, while municipal bond supply was high due to seasonably heavy year-end issuance. The market environment improved during January and February 1996, when fading tax reform concerns helped to revive investor interest in the sector and issuance declined. From March through the end of the period, the market's technical balance was generally healthy, though occasional spikes in supply periodically overwhelmed demand and briefly impacted performance. The largest of these surges occurred in June when supply rose to its highest level since late 1995, but subsequently both new issuance and secondary supply fell dramatically from July through September.
      On the demand side, interest in municipal bonds was generally stable until late summer and early fall. Demand from individual investors (who control approximately 65% of municipal bond ownership either through mutual funds or direct investment) began to decline when interest rates declined and municipal yields fell below the psychologically significant 6% level. In addition, property/casualty companies (which control approximately 10% of municipal bond ownership) also dropped out of the market because the sector had become somewhat unattractive relative to Treasuries. The supply drought finally abated in October when many issuers sought to take advantage of lower interest rates, and a continued weakness in demand caused municipals to underperform taxable bonds for the month.

Municipal Bond Yield Curve

                           [LINE GRAPH APPEARS HERE]

The yield curve steepened at the short end and shifted downward at the longer end.

Performance Review
      The performance of the fund's Institutional shares was in line with the benchmark, the Lehman Brothers Three-Year Municipal Bond Index (the "Index"), for the 12-month period ended October 31, 1996. The Administration and Service shares also performed well, but slightly lagged the benchmark.

--------------------------------------------------------------------------------

Letter to Shareholders
--------------------------------------------------------------------------------
GS Short Duration Tax-Free Fund (continued)


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Performance Summary:                         October 31, 1995 - October 31, 1996
--------------------------------------------------------------------------------
                                                             Lehman Brothers
                            Institu-  Adminis-                    3-Year
                             tional   tration    Service   Municipal Bond Index
                            --------  --------   -------   ---------------------
Total Return (based on net    4.50%    4.24%      3.98%            4.51%
   asset value)
--------------------------------------------------------------------------------
   Return From                4.30%    4.04%      3.78%              NA
      Monthly
      Distributions
--------------------------------------------------------------------------------
   Return From Price          0.20%    0.20%      0.20%              NA
      Appreciation
--------------------------------------------------------------------------------
NAV (as of 10/31/96)         $9.96    $9.96      $9.97               NA
--------------------------------------------------------------------------------
NAV Change                  +$0.02   +$0.02     +$0.02               NA
--------------------------------------------------------------------------------

      The fund's positive performance during the period was primarily due to our emphasis on higher yielding revenue bonds, as well as successful selection of specific securities and relative value trades. As always, we did not make any bets on the direction of interest rates, but rather kept the fund's duration in line with the Index, occasionally using Treasury futures to actively manage sector allocation.
      In our search for incremental yield, we focused on three types of bonds. The first category was relatively generic, highly liquid securities; the second included slightly less liquid issues such as insured hospital bonds and letter-of-credit-backed debt; and the last area was "story" bonds, such as uninsured hospital and electric utility issues and multifamily housing revenue bonds, whose value is often unrecognized by the market because they are unique or generally not well understood. We identified attractive investment opportunities for the third category through our extensive credit analysis.
      We are pleased to report that the fund's Institutional shares ranked first out of 26 funds in Lipper Analytical Services, Inc.'s short-intermediate municipal debt category for the 12-month period ended October 31, 1996 based on total return. (Lipper did not rank the fund's Administration and Service shares. Please note that Lipper rankings do not take sales charges into account and that past performance is not a guarantee of future results.) In addition, as of October 31, 1996, the fund's Institutional shares were rated "five stars" by Morningstar, Inc., its highest rating./1/

Portfolio Composition and Investment Strategies:
Revenue Bonds Dramatically Increased

  Portfolio Composition as of October 31, 1996*

                           [PIE CHART APPEARS HERE]

                           General Obligations 3.0%
                        Variable Rate Demand Notes 4.7%
                       Insured General Obligations 12.6%
                          Insured Revenue Bonds 24.2%
                              Revenue Bonds 55.5%

* The percentages shown are of total portfolio investments that have settled and include an offset to cash equivalents relating to unsettled trades. These percentages may differ from those in the accompanying Statement of Investments, which reflect portfolio holdings as a percentage of net assets.


----------------------------
1 Source: (C) 1996 Morningstar, Inc. All rights reserved. Morningstar proprietary ratings reflect historical risk-adjusted performance as of 10/31/96. The ratings are subject to change every month. Past performance is no guarantee of future results. Morningstar ratings are calculated from a fund's three-, five-, and ten-year average annual returns (where applicable) in excess of 90-day Treasury bill returns with appropriate fee and sales charge adjustments and a risk factor that reflects fund performance below 90-day Treasury bill returns. The one-year rating is calculated using the same methodology, but is not a component of the overall rating. The fund's Institutional shares received five stars and were rated among 1,038 municipal bond funds for the three-year period. For the one-year period, the Institutional shares received five stars and were rated among 1,728 municipal bond funds. 10% of the funds receive the five-star rating. The Morningstar rating applies only to the fund's Institutional shares; the fund's Administration and Service shares have not been rated. Administration and Service shares are subject to additional fees that may have the effect of lowering performance and may affect any future Morningstar rating. Morningstar rates funds against their peers in the same category. In all, there are five Morningstar categories (domestic equity, international equity, fixed income, municipal and hybrid). Morningstar ratings range from five stars (highest) to one star (lowest). Funds with five-star ratings are in the top 10% of their category, four-star ratings in the next 22.5%, three stars the next 35%, two stars the next 22.5% and one star the lowest 10% of their categories.
--------------------------------------------------------------------------------

Letter to Shareholders
--------------------------------------------------------------------------------
GS Short Duration Tax-Free Fund (continued)


--------------------------------------
 .     Revenue Bonds. As of October 31, the portfolio's combined position in insured and uninsured revenue bonds was significantly overweighted compared with the Index, 79.7% versus 35.8%. We substantially increased the portfolio's total revenue bond allocation (from 29.2% a year ago) because our emphasis on credit analysis enabled us to identify attractive revenue bonds that offered higher incremental yield than was available from general obligation bonds. (Revenue bonds pay interest and principal out of a specific revenue stream, such as sales taxes, hospital charges, tolls, electric rates and airport fees.)

 .     General Obligation (GO) Bonds. The fund's allocation in insured and uninsured GO bonds was dramatically cut during the period to 15.6% of the portfolio, down from 51.0% a year ago and significantly underweighted versus the Index's 55.5%. GOs are backed by the general taxing power of a municipality and are typically higher credit quality but lower yielding than revenue bonds.

 .     Variable Rate Demand Notes (VRDNs). VRDNs are high-quality cash equivalents that we used to manage the portfolio's excess liquidity. VRDNs were a 4.7% position, down from 10.0% a year ago.

 .     Pre-refunded Bonds. Over the course of the year, we trimmed the fund's holdings in pre-refunded bonds (9.8% as of October 31, 1995). In October, we sold the fund's remaining position in the sector in favor of revenue bonds that offered more attractive yields.


 .     Duration. As of October 31, the fund's duration was in line with that of the Index at 2.7 years.

 .     Credit Quality. During the year, the fund's credit quality allocations shifted. We reduced the portfolio's allocation in triple-A-rated GOs in favor of single-A-rated revenue bonds, which allowed us to maintain the fund's targeted double-A-rated average credit quality and liquidity while achieving higher overall yields. We structured the portfolio's credit-quality allocation like a "barbell," emphasizing higher credit quality securities in the four- to five-year maturity range and lower relative credit quality securities in the one- to three-year maturity range. As of October 31, more than half of the portfolio was invested in triple-A-rated bonds (52.7%), while double-A- and single-A-rated securities accounted for 20.1% and 27.2%, respectively.

Market Outlook
      We have a bullish long-term outlook for municipal bond supply, since new money issuance (bonds issued for purposes other than refunding older debt) tends to be stable and grows at the same rate as GDP. In addition, we do not anticipate a significant increase in refunding unless interest rates drop substantially. On the demand side, investor interest is likely to remain healthy, as we believe that two to four more years of divided government (a Democratic president and a Republican-controlled Congress) should avert any significant tax reform that would threaten municipal bonds' tax-exempt status.

Distribution Policy
      Dividends are declared daily and paid on a monthly basis. During the 12-month period ended October 31, 1996, the fund's Institutional, Administration and Service shares paid out monthly distributions totaling approximately $0.42, $0.39 and $0.37 per share, respectively. The fund intends to distribute substantially all of its investment company tax-exempt income, as required by tax law.

--------------------------------------------------------------------------------

Letter to Shareholders
--------------------------------------------------------------------------------
GS Short Duration Tax-Free Fund (continued)



--------------------------------------------------------------------------------
      We value your continued confidence in the GS Short Duration Tax-Free Fund and look forward to reporting on the fund's progress in the coming year.

Sincerely,

/s/ Benjamin S. Thompson

Benjamin S. Thompson

/s/ Elisabeth Schupf Lonsdale

Elisabeth Schupf Lonsdale

Portfolio Managers
GS Short Duration Tax-Free Fund
November 29, 1996


--------------------------------------------------------------------------------

Goldman Sachs Trust
--------------------------------------------------------------------------------
GS Short Duration Tax-Free Fund

October 31, 1996

--------------------------------------------------------------------------------

In accordance with the requirements of the Securities and Exchange Commission, the following data is supplied for the periods ended October 31, 1996. The performance for the GS Short Duration Tax-Free Fund based on the Fund's normal minimum initial investment of $50,000, is compared to its benchmark, the Lehman Brothers 3-Year Municipal Bond Index ("3-Year Bond Index"). All performance data shown represents past performance and should not be considered indicative of future performance which will fluctuate as market conditions change. The investment return and principal value of an investment will fluctuate with changes in market conditions so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                     HYPOTHETICAL $50,000 INVESTMENT/(a)/


                          [GRAPH APPEARS HERE]
                          Institutional Shares


                       Institutional Shares         3yr Bond Index
--------------------------------------------------------------------------------
 10/1/92                                50000                  50000
--------------------------------------------------------------------------------
10/31/92                                49830                  49805
--------------------------------------------------------------------------------
10/31/93                                53333                  53102
--------------------------------------------------------------------------------
10/31/94                                53424                  53825
--------------------------------------------------------------------------------
10/31/95                                56618                  58023
--------------------------------------------------------------------------------
10/31/96                                59172                  60646
--------------------------------------------------------------------------------

                             [GRAPH APPEARS HERE]
                             Administration Shares


                       Admin                        3yr Bond Index
--------------------------------------------------------------------------------
  6/1/93                                50000                  50000
--------------------------------------------------------------------------------
10/31/93                                51088                  51144
--------------------------------------------------------------------------------
10/31/94                                51031                  51840
--------------------------------------------------------------------------------
10/31/95                                53971                  55884
--------------------------------------------------------------------------------
10/31/96                                56265                  58410
--------------------------------------------------------------------------------

                             [GRAPH APPEARS HERE]
                                Service Shares


                       Service                      3yr Bond Index
--------------------------------------------------------------------------------
10/1/94                                 50000                  50000
--------------------------------------------------------------------------------
10/31/94                                49810                  49880
--------------------------------------------------------------------------------
10/31/95                                52594                  53771
--------------------------------------------------------------------------------
10/31/96                                54693                  56201
--------------------------------------------------------------------------------


                               ------------------------------------
                                 Average Annual Total Return
                               ------------------------------------
                                  One Year     Since Inception/(b)/
        -----------------------------------------------------------
        Institutional Shares       4.50%            4.21%
        -----------------------------------------------------------
        Administration Shares      4.24%            3.51%
        -----------------------------------------------------------
        Service Shares             3.98%            4.36%
        -----------------------------------------------------------

/(a)/For comparative purposes, initial investments are assumed to be made on the first day of the month following the commencement of operations of the Administration and Service share classes.

/(b)/The Institutional, Administration and Service shares commenced operations
     October 1, 1992, May 20, 1993 and September 20, 1994, respectively.

--------------------------------------------------------------------------------

Statement of Investments
--------------------------------------------------------------------------------
GS Short Duration Tax-Free Fund
October 31, 1996

--------------------------------------------------------------------------------
Principal          Interest          Maturity
 Amount              Rate              Date            Value
--------------------------------------------------------------------------------
Debt Obligation--98.2%

Alabama--2.8%
Selma, AL IDA for International Paper Co. PCRB (A-/A3)
$1,000,000           4.15%            07/15/08        $1,000,000
--------------------------------------------------------------------------------
Arkansas--3.8%
West Memphis, AR Public Utility System RB (MBIA) (NR/Aaa)
$1,310,000           5.25%(e)         12/01/00        $1,344,388
--------------------------------------------------------------------------------
Colorado--4.2%
Municipal Sub District of Northern Colorado Water Conservation Co.
 RB(AMBAC)(AAA/Aaa)
$1,435,000           5.75%            12/01/01        $1,508,845
--------------------------------------------------------------------------------
Connecticut--4.3%
Connecticut State Resource Recovery Authority Series A RB (AA-/NR)
$1,500,000           5.60%            11/15/99        $1,546,185
--------------------------------------------------------------------------------
Illinois--4.4%
Chicago, IL GO (MBIA) (AA/Aaa)
$1,500,000           5.40%            10/31/00        $1,547,670
--------------------------------------------------------------------------------
Kentucky--7.5%
Jefferson County, KY Trust Certificates (A+/NR)RB
$1,145,000           5.25%            03/01/99        $1,163,904
Pendleton County, KY LOC (Self Insurance)(NR/VMIG1)
 1,500,000           4.25             07/01/01         1,503,045
--------------------------------------------------------------------------------
                                                      $2,666,949
--------------------------------------------------------------------------------
Louisiana--7.4%
Louisiana Offshore Deepwater Part Authority Term B RB (A/Baa1)
$1,000,000           5.85%            09/01/00        $1,040,080
Louisiana State Refunding RB, Series A GO (FGIC) (AAA/Aaa)
 1,500,000           6.00             08/01/01         1,583,970
--------------------------------------------------------------------------------
                                                      $2,624,050
--------------------------------------------------------------------------------
New Jersey--4.0%
West Windsor/Plainsboro, NJ Regional School District (FGIC)
 (AAA/Aaa)
$1,400,000           5.25%            12/01/99        $1,436,750
--------------------------------------------------------------------------------
New York--6.8%
Municipal Assistance Corp. Refunding RB (AMBAC) (AAA/Aaa)
$1,000,000           6.00%            07/01/00        $1,051,690
Syracuse, NY IDA RB (AA/NR)
$1,365,000           4.60%            10/15/98        $1,369,491
--------------------------------------------------------------------------------
                                                      $2,421,181
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Oklahoma--13.5%
Enid, OK Hospital Authority RB (Societe Generale LOC) (NR/Aa2)
$2,700,000           6.63%(a)         10/01/15        $2,747,115
Southern Oklahoma Memorial Hospital RB(b) (A/A)
 2,000,000           5.60             02/01/00         2,043,680
-------------------------------------------------------------------------------
                                                      $4,790,795
-------------------------------------------------------------------------------
Oregon--4.2%
Klamath Falls, OR Salt Caves Hydroelectic RB (SP1+/NR)
$1,500,000           4.50%            05/01/23        $1,507,980
-------------------------------------------------------------------------------
Pennsylvania--9.7%
Pennsylvania Intergovernmental Cooperative Authority Special Tax RB
  (FGIC) (AAA/Aaa)
$1,500,000           5.75%            06/15/00        $1,559,730
Philadelphia, PA Gas Works COPS (FSA) (AAA/Aaa)
 1,800,000           5.95             04/01/00         1,879,146
--------------------------------------------------------------------------------
                                                      $3,438,876
--------------------------------------------------------------------------------
Texas--11.4%
Bexar County, TX MFH Finance Corp. RB (CFMG) (NR/A3)
$1,500,000           4.88%            11/01/04        $1,502,220
Houston, TX Water & Sewer RB Series B (A/A)
 1,430,000           5.25             12/01/99         1,460,802
Port Neches, TX Independent School District GO (AAA/Aaa)
 1,000,000           7.00             02/15/01         1,092,480
-------------------------------------------------------------------------------
                                                      $4,055,502
-------------------------------------------------------------------------------
Virginia--5.0%
Petersburg, VA Hospital Authority RB (NR/A)
$1,760,000           5.50%            07/01/99        $1,798,157
-------------------------------------------------------------------------------
Washington--4.6%
Washington State Public Power Supply System RB, Series B (AA-/Aa1)
$1,500,000           7.20%            07/01/02        $1,623,044
-------------------------------------------------------------------------------
Wyoming--4.6%
Uinta County, WY School District GO, Series A (FSA) (AAA/Aaa)
$1,500,000           6.88%            06/01/00        $1,620,390
-------------------------------------------------------------------------------
  Total Debt Obligations
   (Cost $34,727,338)                                $34,930,762
===============================================================================

-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
GS Short Duration Tax-Free Fund (continued)
October 31, 1996



--------------------------------------------------------------------------------
Principal               Interest               Maturity
 Amount                   Rate                   Date                 Value
================================================================================
Short-Term Obligations--4.5%

Illinois--0.6%
Illinois Development Finance Authority RB (AA+/A-1)/(c)/
$200,000                 3.55%                  01/1/96                 $200,000

Louisiana--3.9%
East Baton Rouge Parish PCRB (AAA/Aaa)/(c)/
$1,400,000               3.60%                  11/1/96               $1,400,000
--------------------------------------------------------------------------------
Total Short-Term Obligations
  (Cost $1,600,000)                                                  $ 1,600,000
--------------------------------------------------------------------------------
Total Investments
  (Cost $36,328,338)/(d)/                                            $36,530,762
================================================================================
Federal Income Tax Information:

Gross unrealized gain for investments in which
  value exceeds cost                                              $   204,715

Gross unrealized loss for investments in which
  cost exceeds value                                                   (2,291)
--------------------------------------------------------------------------------
Net unrealized gain                                               $   202,424
================================================================================

/(a)/Variable rate security. Coupon rate disclosed is that which is in effect at
     October 31, 1996.
/(b)/Portions of these securities are being segregated for when-issued securities.
/(c)/Securities with "Put" features with resetting interest rates. Maturity dates disclosed are the next reset interest dates.
/(d)/The amount stated also represents aggregate cost for federal income tax purposes.
/(e)/When-issued securities.

The percentages shown for each investment category reflect the value of investments in that category as a percentage of total net assets.
--------------------------------------------------------------------------------

================================================================================
Investment Abbreviations:

AMBAC --Insured by American Municipal Bond Assurance Corp.
CFMG  --Credit Lyonnais Line of Credit
COPS  --Certificates of Participation
FGIC  --Insured by Financial Guaranty Insurance Co.
FSA   --Financial Security Assurance Co.
GO    --General Obligation
IDA   --Industrial Development Authority
LOC   --Letter of Credit
MBIA  --Insured by Municipal Bond Investors Assurance
NR    --Not Rated
PCRB  --Pollution Control Revenue Bond
RB    --Revenue Bond


--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Letter to Shareholders
--------------------------------------------------------------------------------
GS Core Fixed Income Fund

--------------------------------------------------------------------------------
Investment Objective

   The GS Core Fixed Income Fund seeks to achieve a total return consisting of capital appreciation and income that exceeds the total return of its benchmark, the Lehman Brothers Aggregate Bond Index (the "Index"), through a diversified portfolio of fixed income securities. The fund may invest in U.S. Treasury, agency, corporate, mortgage-backed and asset-backed securities, as well as in a limited amount of non-dollar-denominated fixed income securities. While the fund's performance will be measured against the Index, the portfolio is not required to hold the same securities or match the sector weightings of the Index. Every security in the portfolio must be rated at least investment grade by an independent rating agency or be considered to be of equivalent quality by Goldman Sachs Asset Management at the time it is purchased. The fund's approximate interest rate sensitivity is expected to be comparable to that of a five-year bond.

Performance Review

   During the period under review, the fund's Institutional shares outperformed the Index. The strong performance was primarily due to its investments in corporate bonds and emerging market debt. In addition, the fund also benefited from its mortgage-backed and asset-backed holdings when both sectors strengthened during the period.

   The fund fared well relative to its peers. For the 12-month period ended October 31, 1996, the fund's Institutional shares ranked in the top quartile (24th out of 96 funds) in Lipper Analytical Services, Inc.'s "corporate debt - BBB-rated" category based on total return. (Lipper did not rank the fund's Administration and Service shares for the period because they were in existence less than 12 months. Please note that Lipper rankings do not take sales charges into account and that past performance is not a guarantee of future results.)

   The fund's Administration and Service shares, which began operations on February 28, 1996 and March 13, 1996, respectively, achieved positive returns since their inceptions.

   During the period, the net asset value (NAV) of the fund's Institutional shares fell $0.15 due to the sharp rise in interest rates during the first half of 1996. Reflecting the fact that rates had already risen significantly, the NAV of the fund's Administration shares (which opened in February) also declined but not as significantly, while the NAV of the fund's Service shares (which opened in March) rose $0.09.

-------------------------------------------------------------------------------
Performance Summary
-------------------------------------------------------------------------------
                                   Institutional   Administration*    Service*
                                     (10/31/95-       (2/28/96-      (3/13/96-
                                      10/31/96)       10/31/96)       10/31/96)
-------------------------------------------------------------------------------
Total Return (based on                  5.98%           3.56%           4.90%
  net asset value)
-------------------------------------------------------------------------------
  Return From Monthly                   7.48%           4.27%           3.98%
    Distributions
-------------------------------------------------------------------------------
  Return From Price                    -1.50%          -0.71%           0.92%
    Depreciation/
    Appreciation
-------------------------------------------------------------------------------
Total Return of Lehman                  5.83%           3.74%           4.94%
  Brothers Aggregate
  Bond Index
-------------------------------------------------------------------------------
NAV (as of 10/31/96)                   $9.85           $9.84           $9.86
-------------------------------------------------------------------------------
NAV Change                            -$0.15          -$0.07          +$0.09
-------------------------------------------------------------------------------

*New share class opened during the period.

               Portfolio Composition and Investment Strategies

                 Portfolio Composition as of October 31, 1996*

                           [PIE CHART APPEARS HERE]

              Corporate Bonds                           26.6%
              Fixed Rate Mortgage Pass-Throughs         23.9%
              U.S. Treasuries                           19.5%
              ABSs                                      12.5%
              CMOs                                       9.8%
              Emerging Market Debt                       4.5%
              Repos/Cash Equivalents                     1.7%
              Agency Debentures                          1.5%

* The percentages shown are of total portfolio investments that have settled and include an offset to cash equivalents relating to unsettled trades. These percentages may differ from those in the accompanying Statement of Investments, which reflect portfolio holdings as a percentage of net assets.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
GS Core Fixed Income Fund (continued)

--------------------------------------------------------------------------------
 . Corporate Bonds. As of October 31, the fund's largest allocation was in corporate bonds, overweighted relative to the Index (26.6% versus 17.6%), which significantly benefited performance. Though corporate bonds began the period on a weak note due to the economic slowdown during November and December, the sector improved dramatically when companies reported positive earnings growth from January 1996 through the end of the period. Within the sector, we stressed industrial and financial issues. Industrials performed well due to the strengthening economy, while financials benefited from the relatively steep yield curve, which enabled issuers to borrow at lower, short-term rates and lend at higher, long-term rates.

 . Fixed Rate Mortgage Pass-Throughs. Fixed rate mortgage pass-throughs, a 23.9% position as of October 31, were underweighted compared with the Index (29.7%), with the remainder of the fund's mortgage-backed security allocation invested in collateralized mortgage obligations (CMOs). We emphasized seasoned premium mortgages, which have lower prepayment risk than recently issued mortgages. The sector suffered from high prepayments during November and December 1995, but conditions improved when interest rates rose sharply during the first half of 1996 and prepayments declined. Over the course of the year, these securities positively contributed to the fund's performance.

   During the period, we occasionally used mortgage dollar rolls to benefit from short-term supply and demand imbalances in the mortgage settlement process. (Mortgage dollar rolls refer to transactions that involve selling mortgage securities owned by the fund and simultaneously contracting to buy back similar mortgage securities with the same coupon on a specified future date -- usually one month forward.) At all times, we "cover" the mortgage dollar rolls by keeping cash or high-grade liquid debt securities equal to the dollar amount of the forward commitment in a segregated account with the fund's custodian.

 . CMOs. During the period, we increased the portfolio's CMO allocation to 9.8%, up from 2.0% a year earlier. Within the sector, we initiated a position in sequential-pay/support CMOs (5.1% as of October 31) and increased the portfolio's position in planned amortization class (PAC) CMOs to 3.5% from 0.9%. These securities were favored for their relative stability and attractive spreads compared with Treasuries, and they benefited performance during the period. The remaining CMO positions were inverse floaters, discussed below.

 . U.S. Treasuries and Repurchase Agreements/Cash Equivalents. The fund's allocation in U.S. Treasuries was reduced to 19.5% from 24.7% a year ago. We significantly underweighted Treasuries relative to the benchmark (45.2%) to focus on other sectors that offered more attractive relative value. In addition, repurchase agreements/cash equivalents accounted for 1.7% of the portfolio, up from 0.4% a year ago.

 . Asset-Backed Securities (ABSs). We increased the fund's allocation in ABSs to 12.5%, up from 9.9% a year ago. The ABS position consisted of short-term, high-credit-quality issues primarily backed by credit card loans, as well as smaller positions in automobile loan debt and other receivables, that offered incremental yield over similar-duration Treasuries. When the period under review began, the ABS market was weak due to uncertainty regarding credit card delinquencies, but those concerns waned and the sector strengthened from January through October. The supply of ABSs was robust during the period, with a wide variety of innovative new issues across a range of maturities, collateral types and structures. Despite the increased issuance, the technical balance of the ABS market remained favorable due to heavy investor demand from foreign banks, insurance companies and an increasing number of corporate "crossover" accounts.
--------------------------------------------------------------------------------

Letter to Shareholders
--------------------------------------------------------------------------------
GS Core Fixed Income Fund (continued)

--------------------------------------------------------------------------------
 . Emerging Market Debt. The portfolio's investments in emerging market debt (4.5%) performed extremely well during the period. We carefully managed the fund's exposure in the sector by stressing higher credit-quality, short-duration bonds. Geographically, we emphasized Latin American countries because we believe this region has the best risk/reward characteristics. During the period, we focused on bonds from Chile, Colombia and the Andean region development bank. We also initiated a new position in investment-grade Mexican bonds.

 . Agency Debentures. Agency debentures, a small position (1.5%), added to the portfolio's diversification and contributed incremental yield. However, we underweighted the sector relative to the Index (6.5%) because our analysis indicated that it did not adequately compensate us given its level of risk.

 .  Duration. As of October 31, the fund's duration matched that of the Index at
4.7 years. Rather than attempting to predict the direction of interest rates, we manage the fund's duration to approximate that of the Index, partly through the use of financial futures. We seek to add incremental return over the Index through sector weighting and individual security selection.

 . Credit Quality. More than half of the portfolio was invested in government and agency securities (51 .1%), with another 12.6% invested in triple-A-rated securities. The remainder of the portfolio was made up of double-A-rated securities (2.7%), single-A-rated securities (12.5%), triple-B-rated securities (19.4%) and cash equivalents
(1.7%).

 . Prudent Use of Derivatives. As noted, the portfolio held positions in asset-backed securities (12.5%), sequential-pay/support CMOs (5.1%) and PAC CMOs (3.5%), which are all typically considered to be lower risk derivatives. In addition, we held a 1.2% position in inverse floaters, which are securities whose coupons reset in the opposite direction from interest rate movements. These securities performed well during the period, offering incremental yield over Treasuries.

Market Outlook

   We are somewhat cautious on the corporate bond sector as it has become expensive relative to Treasuries, but expect the sector to continue to benefit from strong technical and fundamental factors. We intend to continue to overweight industrial and financial issues and underweight utilities due to their regulatory and competitive pressures. In the mortgage pass-through market, certain segments are attractively valued, and we believe that our current seasoned holdings should fare well relative to other sectors if interest rates were to continue to fall and increase the level of prepayments. We are cautiously optimistic on the ABS market, where we expect the sector's significant spread premiums relative to comparably rated corporate securities to continue to buoy investor demand. In addition, Fed surveys indicate that banks have been tightening their underwriting standards over the last three quarters, which should help to allay lingering investor concerns surrounding consumer credit card delinquencies. Finally, we remain optimistic on the prospects for the relative performance of emerging market debt, which continues to offer good value compared with other asset classes. Overall, the economic trends in emerging markets appear to be headed in the right direction and the globalization of financial markets is likely to increase investor interest in the sector. During the coming year, we will continue to actively allocate the portfolio's assets among the various fixed income sectors as their relative value changes.

Distribution Policy

   During the 12-month period under review, the fund's Institutional shares distributed $0.72 per share. From their inceptions through October 31, the fund's Administration and Service shares paid out $0.41 and $0.38 per share, respectively. (The Administration shares' inception date was on February 28, 1996, and the Service shares' inception date was on March 13, 1996.) Dividends are
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
GS Core Fixed Income Fund (continued)

--------------------------------------------------------------------------------
declared daily and paid on a monthly basis. As required by tax law, the fund distributes substantially all of its investment company taxable income.

  In closing, we appreciate your investment and look forward to serving you in the future.

Sincerely,

/s/ Jonathan A Beinner

Jonathan A Beinner

/s/ Richard H. Buckholz

Richard H. Buckholz

/s/ C. Richard Lucy

C. Richard Lucy

/s/ Stephen R. Warren

Stephen R. Warren

Portfolio Managers
GS Core Fixed Income Fund
November 29, 1996
--------------------------------------------------------------------------------

Goldman Sachs Trust
--------------------------------------------------------------------------------

GS Core Fixed Income Fund
--------------------------------------------------------------------------------
October 31, 1996
--------------------------------------------------------------------------------


In accordance with the requirements of the Securities and Exchange Commission, the following data is supplied for the periods ended October 31, 1996. The performance for the GS Core Fixed Income Fund based on the Fund's normal minimum initial investment of $50,000, is compared to its benchmark, the Lehman Brothers Aggregate Bond Index ("Lehman Aggregate Index"). All performance data shown represents past performance and should not be considered indicative of future performance which will fluctuate as market conditions change. The investment return and principal value of an investment will fluctuate with changes in market conditions so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                         HYPOTHETICAL $50,000 INVESTMENT

[GRAPH APPEARS HERE]        [GRAPH APPEARS HERE]         [GRAPH APPEARS HERE]

Institutional Shares/(a)/   Administration Shares         Service Shares

  1/5/94        50000       2/28/96          50000        3/13/96    50000
10/31/94        48500      10/31/96          51780       10/31/96    52450
10/31/95        56124
10/31/96        59492

Lehman Aggregate Index      Lehman Aggregate Index       Lehman Aggregate Index

  1/5/94        50000       2/28/96          50000        3/13/96    50000
10/31/94        46980      10/31/96          51870       10/31/96    52470
10/31/95        54332
10/31/96        57505


  ------------------------ -----------------------------------------------------
                                         Average Annual Total Return
  ------------------------ -----------------------------------------------------
                                    One Year                Since Inception/(a)/
  ------------------------ ---------------------------- ------------------------
  Institutional Shares                5.98%                      6.34%
  ------------------------ ---------------------------- ------------------------
  Administration Shares                N/A                       3.56/(b)/
  ------------------------ ---------------------------- ------------------------
  Service Shares                       N/A                       4.90/(b)/
  ------------------------ ---------------------------- ------------------------

(a) The Institutional, Administration and Service shares commenced operations January 5, 1994, February 28, 1996 and March 13, 1996, respectively

(b) An aggregate total return (not annualized) is shown instead of an average annual total return since the Administration and Service shares have not completed a full twelve months of operations.
--------------------------------------------------------------------------------

Statement of Investments
---------------------------------------------------------------------
GS Core Fixed Income Fund
October 31, 1996


---------------------------------------------------------------------
 Principal      Interest                 Maturity
  Amount          Rate                     Date               Value
=====================================================================
Corporate Bonds--26.8%
Finance Bonds--12.6%
BankAmerica Corp.
$   20,000       6.03%                   05/17/99         $   201,724
Bear Stearns Mortgage Securities, Inc.
 2,045,784       6.50                    03/28/09           1,903,048
Capital One Bank
   600,000       8.63                    01/15/97             603,000
   500,000       8.13                    02/27/98             511,610
Comdisco Inc.
   950,000       9.75                    01/15/97             956,717
   200,000       7.33                    03/06/97             201,112
Conseco Inc.
   340,000      10.50                    12/15/04             402,688
Continental Bank N.A.
   525,000      11.25                    07/01/01             565,971
Countrywide Funding Corp.
   125,000       6.08                    07/14/99             124,166
   250,000       8.43                    11/16/99             263,653
   250,000       7.75                    08/10/01             259,800
Ford Capital Corp.
   200,000       9.38                    01/01/98             207,584
   300,000       9.50                    07/01/01             333,960
General Motors Acceptance Corp.
   275,000       7.63                    03/09/98             281,064
   200,000       7.13                    05/10/00             204,238
   375,000       9.63                    12/15/01             422,483
Meditrust, Inc.
   240,000       7.82                    09/10/26             258,144
Security Pacific Corp.
   995,000      11.50                    11/15/00           1,268,429
Signet Banking Corp.
   240,000       9.63                    06/01/99             257,527
Washington Real Estate Corp.
   120,000       7.13                    08/13/03             120,307
---------------------------------------------------------------------
                                                          $ 9,247,225
---------------------------------------------------------------------
Industrial Bonds--13.7%
360 Communications Co.
$  525,000       7.13%                   03/01/03         $   520,312
Auburn Hills Trust
   210,000      12.00                    05/01/20             316,730
---------------------------------------------------------------------

---------------------------------------------------------------------
 Principal      Interest                 Maturity
  Amount          Rate                     Date               Value
=====================================================================
Corporate Bonds (continued)
Industrial Bonds (continued)
Cablevision Industries Corp.
$  150,000      10.75%                   01/30/02         $   162,534
Continental Airlines, Inc.
   349,679       7.75                    07/02/14             364,513
   569,776       8.56                    07/02/14             620,880
Ford Holdings, Inc.
   300,000       9.25                    03/01/00             325,581
Mitchell Energy & Development Corp.
   400,000       8.00                    07/15/99             410,020
News America Holdings, Inc.
   350,000       9.13                    10/15/99             375,340
   150,000       7.50                    03/01/00             154,083
Northwest Airlines Corp.
   167,795       8.26                    03/10/06             179,500
   575,000       8.97                    01/02/15             605,573
RJR Nabisco Inc.
   175,000       8.00                    07/15/01             175,334
   450,000       8.63                    12/01/02             456,467
Tele-Communications, Inc.
    50,000       6.46                    03/06/00              49,465
   300,000       8.25                    01/15/03             296,652
 1,135,000       6.27                    09/15/03           1,132,764
Tenneco Inc.
 1,175,000      10.00                    08/01/98           1,249,178
Time Warner, Inc.
 1,650,000       7.95                    02/01/00           1,708,410
   400,000       7.98                    08/15/04             409,452
U.S. Air Inc.
   560,072       6.76                    04/15/08             547,711
---------------------------------------------------------------------
                                                          $10,060,499
---------------------------------------------------------------------
Utility Bonds--0.5%
Central Maine Power Co.
$  330,000       7.45%                   08/30/99         $   329,248
---------------------------------------------------------------------
                                                          $   329,248
---------------------------------------------------------------------
Total Corporate Bonds
  (Cost $19,435,482)                                      $19,636,972
---------------------------------------------------------------------
Asset-Backed Securities--12.2%
Airplanes Pass Through Trust Series 1, Class C
$  155,000       8.15%                   03/15/19         $   159,816

---------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Statement of Investments
--------------------------------------------------------------------------------
GS Core Fixed Income Fund (continued)

October 31, 1996


--------------------------------------------------------------------------------
       Principal              Interest               Maturity
        Amount                  Rate                   Date             Value
================================================================================
Asset-Backed Securities (continued)
Chevy Chase Auto Receivables Trust Series 1995-2, Class A
      $  232,121               5.80%                 06/15/02         $  231,466
Discover Card Master Trust, Series 1996-4, Class A
       1,910,000               5.76                  10/16/13          1,926,101
Discover Card Master Trust, Series 1996-4, Class B
       1,100,000               5.93                  10/16/13          1,100,000
General Motors Acceptance Corp. Series 1995, Class A
          99,367               7.15                  03/15/00            100,546
Navistar Financial Corp. Owner Trust, Series 1995-A, Class A2
         291,994               6.55                  11/20/01            293,725
Olympic Automobile Receivables Trust, Series 1994-B, Class A2
         314,669               6.85                  06/15/01            318,757
Premier Auto Trust Series 1995-1, Class A4
         360,000               7.85                  09/04/98            362,023
Premier Auto Trust Series 1995-1, Class A5
          80,000               7.90                  05/04/99             81,150
Sears Credit Account Master Trust, Series 1996-1, Class A
         680,000               6.20                  02/16/06            675,750
Sears Credit Account Master Trust, Series 1995-2, Class A
         550,000               8.10                  06/15/04            577,500
Sears Credit Card Master Trust, Series 1995-3, Class A
         300,000               7.00                  10/15/04            306,561
Standard Credit Card Trust, Series 1990-3, Class A
       1,120,000               9.50                  07/10/98          1,140,294
Standard Credit Card Trust, Series 1990-6, Class B
         900,000               9.63                  09/10/98            924,183
Standard Credit Card Trust, Series 1994-4, Class A
         680,000               8.25                  11/07/03            726,111
--------------------------------------------------------------------------------
Total Asset-Backed Securities
     (Cost $8,987,847)                                                $8,923,983
--------------------------------------------------------------------------------
Emerging Market Debt--3.9%
Bancoldex
      $  160,000               8.63%                 06/02/00         $  164,731
Corp. Andina de Fomento
         200,000               7.25                  04/30/98            202,294
          40,000               8.38                  07/29/01             40,698
Empresa Col Petroleos
         900,000               7.25                  07/08/98            904,563
Financiera Energy Nacional
         530,000               6.63                  12/13/96            534,400
         160,000               9.38                  06/15/06            165,234
--------------------------------------------------------------------------------
Emerging Market Debt (continued)

Instituto de Fomento Industrial
      $   80,000               8.38%                 07/29/01         $   81,397
Korea Electric Power
         266,952               7.40                  04/01/16            269,197
YPF Sociedad Anonima
         456,886               7.50                  10/26/02            463,036
--------------------------------------------------------------------------------
Total Emerging Market Debt
   (Cost $2,799,425)                                                  $2,825,550
--------------------------------------------------------------------------------
Government Bonds--0.9%
Province of Quebec
      $  520,000              13.25%                 09/15/14         $  630,058
--------------------------------------------------------------------------------
Total Government Bonds
   (Cost $653,628)                                                    $  630,058
--------------------------------------------------------------------------------
Mortgage Backed Obligations--31.1%
Federal Home Loan Mortgage Corp. (FHLMC((b)
      $4,500,000               7.50%                 TBA-30 Yr(b)     $4,515,435
       1,208,677               6.00                  TBA-30 Yr(b)      1,198,196
Federal National Mortgage Association (FNMA)
       1,000,000               7.00                  TBA-30 Yr(b)        980,930
       1,000,000               8.00                  11/15/16          1,020,000
         126,229               8.50                  06/01/06            131,790
         125,861               8.50                  09/01/06            131,406
         720,814               8.50                  03/01/10            752,213
         500,000               6.25                  07/25/18            492,810
         989,360               7.00                  02/01/26            970,493
       1,000,001               8.50                  07/01/26          1,034,681
FNMA Remic Trust, Series 1993-201G
       1,000,000               3.50                  05/25/19            871,560
GE Capital Mortgage Services, Inc. Series 1994-17, Class A10
       2,000,000               7.00                  05/25/24          1,842,500
Government National Mortgage Association (GNMA)
       1,000,000               7.00                  TBA-30 Yr(b)        980,620
       1,000,000               7.50                  TBA-30 Yr(b)      1,003,120
       3,000,000               8.00                  TBA-30 Yr(b)      3,067,500
       1,000,000               8.50                  TBA-30 Yr(b)      1,038,120
         342,966               8.00                  02/15/17            356,042
         850,876               7.50                  03/15/23            857,785

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

----------------------------------------------------------------------
GS Core Fixed Income Fund   (continued)
October 31, 1996

----------------------------------------------------------------------
 Principal            Interest          Maturity
   Amount               Rate              Date             Value
======================================================================

Mortgage Backed Obligations(continued)
Government National Mortgage Association (GNMA)--(continued)
$    512,583             7.00%         08/15/23          $   505,699
     124,369             7.50          08/15/23              125,379
Prudential Home Mortgage Securities Corp., Series 1992-39 A8
   1,000,000             7.74          12/25/07              892,270
----------------------------------------------------------------------
Total Mortgage Backed Obligations
   (Cost $22,482,170)                                    $22,768,549
----------------------------------------------------------------------
Sovereign Credit--1.3%
United Mexican States
$    650,000             7.69%         08/06/01          $   658,769
State of Israel
     300,000             6.38          12/15/05              286,611
----------------------------------------------------------------------
Total Sovereign Credit
   (Cost $926,260)                                       $   945,380
----------------------------------------------------------------------
U.S. Government Agency Obligations--1.5%
Federal Home Loan Mortgage Corp. (FHLMC)
$    300,000             8.20%         01/16/98          $   301,734
     250,000             6.83          09/18/02              249,023
Resolution Funding Corp. Principal-Only Stripped Securities/(c)/
   1,790,000             7.08          10/15/20              335,392
   1,140,000             7.08          01/15/21              210,136
----------------------------------------------------------------------
Total U.S. Government Agency Obligations
   (Cost $1,058,170)                                     $ 1,096,285
----------------------------------------------------------------------
U.S. Treasury Obligations--19.3%
United States Treasury Bonds
$  3,900,000             8.75%         05/15/17          $ 4,772,625
      30,000             8.88          08/15/17               37,153
     150,000             8.75          08/15/20              185,180
     120,000             7.88          02/15/21              135,900
United States Treasury Interest-Only Stripped Securities/(d)/
   2,250,000             6.69          08/15/09              968,063
     350,000             6.75          11/15/10              137,736
United States Treasury Notes
   1,200,000             5.88          04/30/98            1,203,744
   3,250,000             6.88          08/31/99            3,331,250
     100,000             6.13          07/31/00              100,375
   2,090,000             7.88          11/15/04            2,293,775
United States Treasury Principal-Only Stripped Securities/(c)/
      40,000             5.54          11/15/97               37,792
     590,000             6.41          11/15/04              354,885
   2,920,000             6.95          05/15/20              581,460
----------------------------------------------------------------------
Total U.S. Treasury Obligations
   (Cost $13,792,338)                                    $14,139,938
----------------------------------------------------------------------
Repurchase Agreements--19.0%
Joint Repurchase Agreement Account/(a)/
$ 13,900,000             5.58%         11/01/96          $13,900,000
----------------------------------------------------------------------
Total Repurchase Agreements
   (Cost $13,900,000)                                    $13,900,000
----------------------------------------------------------------------
Total Investments
   (Cost $84,035,320/(e)/)                               $84,866,715
======================================================================

Futures contracts open at October 31, 1996 are as follows:

                           Number of
                           Contracts     Settlement      Unrealized
          Type             Long (f)        Month            Gain
------------------------- ------------ ---------------  ------------
Euro Dollars                     5     December 1996       $5,125
Euro Dollars                     5     March 1997           6,875
Euro Dollars                     3     September 1997         825
Euro Dollars                     5     June 1997            7,500
Euro Dollars                     5     June 1998            3,625
5-Year U.S. Treasury
Notes                            7     December 1996        8,641
10-Year U.S. Treasury
Notes                           18     December 1996       65,625
=====================================================================
                                                          $98,216
                                                        -----------
Federal Income Tax Information:
Gross unrealized gain for investments in
   which value exceeds cost                             $ 993,383
Gross unrealized loss for investments in
   which cost exceeds value                              (243,229)
=====================================================================
Net unrealized gain                                     $ 750,154
---------------------------------------------------------------------

/(a)/Portions of these securities are being segregated for open TBA purchases, mortgage dollar rolls and futures.
/(b)/TBA (To Be Assigned) securities are purchased on a forward commitment basis with an approximate (generally + / -2.5%) principal amount and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.
/(c)/The interest rate disclosed for these securities represents effective yields to maturity.
/(d)/Represents security with notional or nominal principal amount. The actual effective yield of this security is different than the stated rate due to the amortization of related premiums.
/(e)/The aggregate cost for federal income tax purposes is $84,116,561. /(f)/Each Euro Dollar contract represents $1,000,000 in notional par value. Each
     5-Year U.S. Treasury Note and, 10-Year U.S. Treasury Note contract represents $100,000 in notional par value. The total notional amount and market value are $25,500,000 and $8,144,325, respectively. The determination of notional amounts and market value as presented here are indicative only of volume of activity and not a measure of market risk.

The percentages shown for each investment category reflect the value of investments in that category as a percentage of total net assets.
--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Trust
--------------------------------------------------------------------------------
Statements of Assets and Liabilities
October 31, 1996

--------------------------------------------------------------------------------

                                                                     GS Adjustable      GS Short         GS Short        GS Core
                                                                         Rate           Duration         Duration         Fixed
                                                                      Government       Government        Tax-Free         Income
                                                                         Fund             Fund             Fund            Fund
                                                                     ==============================================================
Assets:
Investments in securities, at value (cost $618,544,961, $100,440,420,
  $36,328,338 and $84,035,320, respectively)                          $617,783,125     $1O1,067,616     $36,530,762     $84,866,715
Receivables:
  Investment securities sold                                             9,023,710               --       2,639,947       4,512,122
  Interest                                                               6,238,391          962,570         560,207         981,011
  Fund shares sold                                                          93,534            9,761          48,407
  Variation margin                                                              --               --              --           5,475
Cash                                                                        23,482           85,863         133,870          70,206
Deferred organization expenses, net                                             --               --          20,748          53,352
Other assets                                                               186,057          127,499          66,001          66,089
-----------------------------------------------------------------------------------------------------------------------------------
   Total assets                                                        633,348,299      102,253,309      39,999,942      90,554,970
-----------------------------------------------------------------------------------------------------------------------------------
Liabilities:
Payables:
  Dividends                                                              1,479,757          109,402          20,960          23,483
  Investment securities purchased                                        3,134,490               --       4,336,434      17,313,687
  Fund shares repurchased                                                  732,405           55,958          20,916           6,846
  Variation margin                                                          20,125              256              --              --
  Investment adviser fees                                                  210,539           34,534          11,033          22,677
  Transfer agent fees                                                       46,181               --           5,254           3,058
  Authorized dealer service fees                                             1,675               --              --              --
Accrued expenses and other liabilities                                      54,249           35,598          48,693          40,800
-----------------------------------------------------------------------------------------------------------------------------------
   Total liabilities                                                     5,679,421          235,748       4,443,290      17,410,551
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets:
Paid in capital                                                        680,810,713      115,128,671      39,403,964      72,421,889
Accumulated undistributed (distributions in excess of) net
  investment income                                                     (3,441,783)         770,624          90,133          33,551
Accumulated net realized loss on investment and futures
  transactions                                                         (49,082,170)     (14,541,811)     (4,139,869)       (240,632)
Net unrealized gain (loss) on investments and futures                     (617,882)         660,077         202,424         929,611
-----------------------------------------------------------------------------------------------------------------------------------
   Net assets                                                         $627,668,878     $102,017,561     $35,556,652     $73,144,419
===================================================================================================================================
Net asset value, offering and redemption price per share
 Institutional shares                                                        $9.83            $9.83           $9.96           $9.85
 Administration shares                                                       $9.83            $9.85           $9.96           $9.84
 Service shares                                                                 --            $9.82           $9.97           $9.86
 Class A shares(a)                                                           $9.83               --              --              --
===================================================================================================================================
Shares Outstanding:
Institutional shares                                                    62,407,407       10,168,881       3,494,408       7,312,322
Administration shares                                                      385,738           25,537           4,845          71,240
Service shares                                                                  --          185,492          69,696          38,782
Class A shares                                                           1,091,335               --              --              --
-----------------------------------------------------------------------------------------------------------------------------------
   Total shares of beneficial interest outstanding, $.001 par value
     (unlimited number of shares authorized)                            63,884,480       10,379,910       3,568,949       7,422,344
===================================================================================================================================

(a) Maximum public offering price per share (NAV per share x 1.0152) for Class A shares of GS Adjustable Rate Government Fund is $9.97
--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Trust
--------------------------------------------------------------------------------
Statements of Operations
October 31, 1996

------------------------------------------------------------------------------------------------------------------------------------
                                                                           GS Adjustable     GS Short      GS Short       GS Core
                                                                                Rate         Duration      Duration        Fixed
                                                                             Government     Government     Tax-Free        Income
                                                                                Fund           Fund          Fund           Fund
                                                                          ==========================================================

Investment income:
Interest, net (a)                                                           $39,925,070     $7,068,555     $1,979,825    $4,292,039
------------------------------------------------------------------------------------------------------------------------------------
     Total income                                                            39,925,070      7,068,555      1,979,825     4,292,039
------------------------------------------------------------------------------------------------------------------------------------
Expenses:
Investment adviser fees                                                       2,535,709        514,200        169,796       246,568
Distribution fees                                                                30,905             --             --            --
Authorized dealer service fees                                                   30,905             --             --            --
Administration share fees                                                         9,833            107            129           751
Service share fees                                                                   --          1,222          2,322           422
Transfer agent fees                                                             278,337             --         16,980        24,657
Custodian fees                                                                  136,975         66,180         53,929        81,841
Professional fees                                                                86,751         56,020         54,712        53,340
Registration fees                                                                72,001         37,210         44,701        48,435
Amortization of deferred organization expenses                                   20,848             --         22,735        24,562
Trustees' fees                                                                    1,899          1,287            760           915
Other                                                                           106,857         59,952         65,554        30,136
------------------------------------------------------------------------------------------------------------------------------------
     Total expenses                                                           3,311,020        736,178        431,618       511,627
     Less--Expenses reimbursable and fees waived by Goldman Sachs              (417,768)      (272,069)      (238,097)     (233,065)
------------------------------------------------------------------------------------------------------------------------------------
     Net expenses                                                             2,893,252        464,109        193,521       278,562
------------------------------------------------------------------------------------------------------------------------------------
     Net investment income                                                   37,031,818      6,604,446      1,786,304     4,013,477
------------------------------------------------------------------------------------------------------------------------------------
Realized and unrealized gain (loss) on investment and
   futures transactions:
Net realized gain (loss) from:
   Investment transactions                                                     (310,326)      (222,458)       367,144      (108,070)
   Futures transactions                                                      (2,192,298)      (345,361)       (35,506)     (145,350)
Net change in unrealized gain (loss) on:
   Investments                                                                6,892,986        661,003       (396,071)     (192,910)
   Futures                                                                      818,120        (41,385)            --       117,560
------------------------------------------------------------------------------------------------------------------------------------
     Net realized and unrealized gain (loss)  on investment and futures
        transactions                                                          5,208,482         51,799        (64,433)     (328,770)
------------------------------------------------------------------------------------------------------------------------------------
     Net increase in net assets resulting from operations                   $42,240,300    $ 6,656,245    $ 1,721,871    $3,684,707
====================================================================================================================================
(a) Net of $1,314 in foreign withholding tax for the Core Fixed Income Fund.


--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Trust
--------------------------------------------------------------------------------
Statements of Changes in Net Assets
October 31, 1996

------------------------------------------------------------------------------------------------------------------------------
                                                                    GS Adjustable       GS Short     GS Short        GS Core
                                                                         Rate           Duration      Duration        Fixed
                                                                      Government       Government    Tax-Free         Income
                                                                         Fund             Fund         Fund            Fund
                                                                    ----------------------------------------------------------
From Operations:
Net investment income                                               $ 37,031,818       $6,604,446     $1,786,304    $4,013,477
Net realized gain (loss) from investment and futures transactions     (2,502,624)        (567,819)       331,638      (253,420)
Net change in unrealized gain (loss) on investments and futures        7,711,106          619,618       (396,071)      (75,350)
------------------------------------------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations              42,240,300        6,656,245      1,721,871     3,684,707
------------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders from:
Net investment income
   Institutional shares                                              (36,233,589)      (6,561,519)    (1,766,892)   (4,019,797)
   Administration shares                                                (220,450)          (2,548)        (2,032)      (19,144)
   Service shares                                                             --          (14,792)       (17,380)       (5,349)
   Class A shares                                                       (577,779)              --             --            --
In excess of net investment income
   Institutional shares                                               (1,304,006)              --             --            --
   Administration shares                                                  (7,930)              --             --            --
   Class A shares                                                        (20,794)              --             --            --
Net realized gain (loss) on investment, and future transactions
   Institutional shares                                                       --               --             --      (450,016)
------------------------------------------------------------------------------------------------------------------------------
    Total distributions to shareholders                              (38,364,548)      (6,578,859)    (1,786,304)   (4,494,306)
------------------------------------------------------------------------------------------------------------------------------
From Share Transactions:
Net proceeds from sales of shares                                    406,586,374       42,019,441     22,248,684    21,976,567
Reinvestment of dividends and distributions                           18,181,648        4,153,816      1,401,492     4,315,748
Cost of shares repurchased                                          (477,107,914)     (47,993,112)   (46,918,400)   (7,840,575)
------------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting
    from shares transactions                                         (52,339,892)      (1,819,855)   (23,268,224)   18,451,740
------------------------------------------------------------------------------------------------------------------------------
    Total (decrease) increase                                        (48,464,140)      (1,742,469)   (23,332,657)   17,642,141
Net Assets:
------------------------------------------------------------------------------------------------------------------------------
Beginning of year                                                   $676,133,018     $103,760,030    $58,889,309   $55,502,278
------------------------------------------------------------------------------------------------------------------------------
End of year                                                         $627,668,878     $102,017,561    $35,556,652   $73,144,419
------------------------------------------------------------------------------------------------------------------------------
Accumulated (distributions in excess of) undistributed
net investment income                                              $  (3,441,783)   $     770,624   $     90,133  $     33,551
------------------------------------------------------------------------------------------------------------------------------
Summary of Share Transactions:
   Shares sold                                                        41,534,978        4,293,467      2,233,482     2,244,430
   Reinvestment of dividends and distributions                         1,856,783          424,274        140,950       439,299
   Shares repurchased                                                (48,741,470)      (4,905,357)    (4,727,959)     (811,075)
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in shares outstanding                         (5,349,709)        (187,616)    (2,353,527)    1,872,654
------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.
                                      32

Goldman Sachs Trust
--------------------------------------------------------------------------------
Statements of Changes in Net Assets
For the Year Ended October 31, 1995

--------------------------------------------------------------------------------

                                                                              GS Adjustable     GS Short-Term
                                                                                   Rate           Government
                                                                                Government          Agency
                                                                               Agency Fund           Fund
                                                                              ==================================
From Operations:
Net investment income                                                          $ 42,586,453     $  8,885,667
Net realized gain (loss) from investment and futures transactions               (12,000,479)      (4,030,174)
Net change in unrealized gain on investments and futures                         16,138,367        5,735,691
----------------------------------------------------------------------------------------------------------------
     Net increase in net assets resulting from operations                        46,724,341       10,591,184
----------------------------------------------------------------------------------------------------------------
Distributions to Shareholders from:
Net investment income
   Institutional shares                                                         (42,629,917)      (8,684,213)
   Administration shares                                                           (278,448)         (11,164)
   Service shares                                                                        --               --
   Class A shares                                                                  (425,863)              --
In excess of net investment income
   Institutional shares                                                          (2,124,188)              --
   Administration shares                                                            (13,875)              --
   Class A shares                                                                   (21,220)              --
----------------------------------------------------------------------------------------------------------------
     Total distributions to shareholders                                        (45,493,511)      (8,695,377)
----------------------------------------------------------------------------------------------------------------
From Share Transactions:
Net proceeds from sales of shares                                               456,762,969       49,034,023
Proceeds from reorganizations                                                    37,593,780               --
Reinvestment of dividends and distributions                                      21,273,685        4,993,443
Cost of shares repurchased                                                     (790,211,526)    (145,988,674)
----------------------------------------------------------------------------------------------------------------
     Net (decrease) increase in net assets resulting from share
        transactions                                                           (274,581,092)     (91,961,208)
----------------------------------------------------------------------------------------------------------------
     Total (decrease) increase                                                 (273,350,262)     (90,065,401)
Net Assets:
Beginning of year                                                               949,483,280      193,825,431
----------------------------------------------------------------------------------------------------------------
End of year                                                                    $676,133,018     $103,760,030
================================================================================================================
Accumulated (distributions in excess of) undistributed net investment
   income                                                                      $ (2,129,902)    $    708,450
================================================================================================================
Summary of Share Transactions:
   Shares sold                                                                   46,809,171        5,072,030
   Shares exchanged in reorganizations                                            3,843,169               --
   Reinvestment of dividends and distributions                                    2,181,117          516,178
   Shares repurchased                                                           (81,125,615)     (15,135,663)
----------------------------------------------------------------------------------------------------------------
Net (decrease) increase in shares outstanding                                   (28,292,158)      (9,547,455)
================================================================================================================

                                                                               GS Short       GS Core
                                                                               Duration        Fixed
                                                                               Tax-Free        Income
                                                                                 Fund           Fund
                                                                             ============================
From Operations:
Net investment income                                                          $ 2,814,454    $2,248,195
Net realized gain (loss) from investment and futures transactions                 (472,312)      921,130
Net change in unrealized gain on investments and futures                         1,270,197     1,663,176
---------------------------------------------------------------------------------------------------------
     Net increase in net assets resulting from operations                        3,612,339     4,832,501
---------------------------------------------------------------------------------------------------------
Distributions to Shareholders from:
Net investment income
   Institutional shares                                                         (2,771,793)   (2,253,625)
   Administration shares                                                           (20,584)           --
   Service shares                                                                  (22,077)           --
   Class A shares                                                                       --            --
In excess of net investment income
   Institutional shares                                                                 --            --
   Administration shares                                                                --            --
   Class A shares                                                                       --            --
---------------------------------------------------------------------------------------------------------
     Total distributions to shareholders                                        (2,814,454)   (2,253,625)
---------------------------------------------------------------------------------------------------------
From Share Transactions:
Net proceeds from sales of shares                                               36,468,900    30,256,879
Proceeds from reorganizations                                                           --            --
Reinvestment of dividends and distributions                                      1,873,154     2,232,160
Cost of shares repurchased                                                     (67,865,169)   (4,073,379)
---------------------------------------------------------------------------------------------------------
     Net (decrease) increase in net assets resulting from share
        transactions                                                           (29,523,115)   28,415,660
---------------------------------------------------------------------------------------------------------
     Total (decrease) increase                                                 (28,725,230)   30,994,536
Net Assets:
Beginning of year                                                               87,614,539    24,507,742
---------------------------------------------------------------------------------------------------------
End of year                                                                    $58,889,309   $55,502,278
=========================================================================================================
Accumulated (distributions in excess of) undistributed net investment
   income                                                                      $    67,398   $    40,202
=========================================================================================================
Summary of Share Transactions:
   Shares sold                                                                   3,733,382     3,077,397
   Shares exchanged in reorganizations                                                  --            --
   Reinvestment of dividends and distributions                                     190,942       230,595
   Shares repurchased                                                           (6,950,294)     (411,156)
---------------------------------------------------------------------------------------------------------
Net (decrease) increase in shares outstanding                                   (3,025,970)    2,896,836
=========================================================================================================

The accompanying notes are an integral part of these financial statements.
                                                                   33

Goldman Sachs Trust
--------------------------------------------------------------------------------
Notes to Financial Statements

October 31, 1996


--------------------------------------------------------------------------------
1.    Organization

      Goldman Sachs Trust (the "Trust") is a Massachusetts business trust registered under the Investment Company Act of 1940 (as amended) as an open-end, management investment company. Included in this report are the financial statements for the GS Adjustable Rate Government Fund, GS Short Duration Government Fund, GS Short Duration Tax-Free Fund and GS Core Fixed Income Fund, collectively, ("the Funds"). The Funds are diversified portfolios of the Trust offering three classes of shares - Institutional shares, Administration shares and Service shares. In addition, the GS Adjustable Rate Government Fund offers Class A shares.

2.    Significant Accounting Policies

      The following is a summary of significant accounting policies consistently followed by the Funds which are in conformity with those generally accepted in the investment company industry. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts.

      A.   Investment Valuation
      -------------------------

      Investments in mortgage backed, asset backed and U.S. Treasury obligations for which accurate market quotations are readily available are valued on the basis of quotations furnished by a pricing service or provided by dealers in such securities. Other securities are valued based on yield equivalents, a pricing matrix or other sources, under valuation procedures established by the Trust's Board of Trustees. Portfolio securities for which accurate market quotations are not readily available are valued based on yield equivalents, pricing matrix or other sources, under valuation procedures established by the Trust's Board of Trustees. Short-term debt obligations maturing in sixty days or less are valued at amortized cost.

      B.   Security Transactions and Investment Income
      ------------------------------------------------

      Security transactions are recorded on trade date. Realized gains and losses on sales of portfolio securities are calculated on the identified cost basis. Interest income is recorded on the basis of interest accrued. Premiums on interest-only securities and on collateralized mortgage obligations with nominal principal amounts are amortized, on an effective yield basis, over the expected lives of the respective securities, taking into account actual principal prepayment experience and estimates of future principal prepayments. Certain mortgage security paydown gains and losses are taxable as ordinary income. Such paydown gains and losses increase or decrease taxable ordinary income available for distribution and are classified as interest income in the accompanying Statements of Operations. Original issue discounts ("OID") on debt securities are amortized to interest income over the life of the security with a corresponding increase in the cost basis of that security. OID amortization on mortgage backed REMIC securities is initially recorded based on estimates of principal paydowns using the most recent OID factors available from the issuer. Recorded amortization amounts are adjusted when actual OID factors are received. Market premiums resulting from the purchase of long-term debt securities are amortized to interest income over the life of the security with a corresponding decrease in the cost basis of that security for GS Short Duration Tax-Free Fund. Market discounts and market premiums on debt securities, other than mortgage backed securities, are amortized to interest income over the life of the security with a corresponding adjustment in the cost basis of that security for GS Core Fixed Income Fund.

      C.   Mortgage Dollar Rolls
      --------------------------

      The Funds, with the exception of the GS Short Duration Tax-Free Fund, may enter into mortgage "dollar rolls" in which the Fund sells securities in the current month for delivery and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund benefits to the extent of any price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund will hold and maintain in a segregated account, until the settlement date, cash or liquid, high-grade debt securities in an amount equal to the forward purchase price. For financial reporting and tax reporting purposes, the Fund treats mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale.

      D.   Futures Contracts
      ----------------------

      The Funds may enter into futures transactions in order to hedge against changes in interest rates, securities prices, currency exchange rates in the case of GS Core Fixed Income Fund or to seek to increase total return. A Fund will engage in futures transactions only for bona fide hedging purposes as defined in regulations of the CFTC or to seek to increase total return to the extent permitted by such regulations. The use of futures contracts involve, to varying degrees, elements of market risk which may exceed the amounts recognized in the Statements of Assets and Liabilities.

      Upon entering into a futures contract, a Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirement of the futures exchange on which the contract is traded. Subsequent payments ("variation margin") are made or received by the Fund each day, dependent on the daily fluctuations in the value of the contract, and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize, for book purposes, a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price, unless such price does not reflect the fair market value of the contract, in which case the position will be valued using methods as approved by the Board of Trustees.

      Certain risks may arise upon entering into futures contracts. The predominant risk is that the changes in the value of the futures contract may not directly correlate with changes in the value of the underlying securities. This risk may decrease the effectiveness of the Funds' hedging strategies and may also result in a loss to the Funds.

      E.   Deferred Organization Expenses
      -----------------------------------

      Organization-related costs are being amortized on a straight-line basis over a period of five years.

      F.   Expenses
      -------------

      Expenses incurred by the Trust that do not specifically relate to an individual portfolio of the Trust are allocated to the portfolios based on each portfolio's relative average net assets for the period.

      Shareholders of Administration shares and Service shares bear all expenses and fees paid to service organizations for their services with respect to such shares as well as other expenses (subject to expense limitations) which are directly attributable to such shares. For the GS Adjustable Rate Government Fund, shareholders of Class A shares bear all expenses and fees relating to the distribution and authorized dealer service plans as well as other expenses which are directly attributable to such shares.

      G.   Federal Taxes
      ------------------

      It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable and tax-exempt income to its shareholders. Accordingly, no federal tax provisions are required.

Goldman Sachs Trust
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)

October 31, 1996


--------------------------------------------------------------------------------
      The characterization of distributions to shareholders for financial statement purposes as either from or in excess of net investment income or net realized gain on investment transactions, or from capital, depends on the type of book/tax differences that may exist as well as timing differences associated with having different book and tax year ends.

      At October 31, 1996, the Funds had approximately the following amounts of capital loss carryforward for U.S. federal tax purposes:

                                                                   Years of
Fund                                           Amount             Expiration
--------------------------------------- ---------------------  -----------------
GS Adjustable Rate
   Government Fund                          $47,923,000             2000-2003
GS Short Duration Government
   Fund                                     $13,272,000             2002-2003
GS Short Duration Tax-Free
   Fund                                      $4,271,000             2002-2003
GS Core Fixed Income
   Fund                                         $77,000                2004

      These amounts are available to be carried forward to offset future capital gains to the extent permitted by applicable laws or regulations.

3.    Agreements

      Goldman Sachs Funds Management, L.P. ("GSFM"), an affiliate of Goldman, Sachs & Co. ("Goldman Sachs"), serves as the investment adviser for the GS Adjustable Rate Government and GS Short Duration Government Funds pursuant to Investment Advisory Agreements. Goldman Sachs Asset Management ("GSAM"), a separate operating division of Goldman Sachs, serves as the investment adviser for the GS Short Duration Tax-Free and GS Core Fixed Income Funds pursuant to Investment Advisory Agreements. Under the Investment Advisory Agreements, the adviser, subject to the general supervision of the Trust's Board of Trustees, manages the Funds' portfolios and provides for the administration of the Funds' other affairs. As compensation for the services rendered under the Investment Advisory Agreements and the assumption of the expenses related thereto, the adviser is entitled to a fee, computed daily and payable monthly at an annual rate equal to .40% of average daily net assets of GS Adjustable Rate Government, GS Short Duration Tax-Free and GS Core Fixed Income Funds and .50% of average daily net assets of GS Short Duration Government Fund. Until further notice, GSFM has voluntarily agreed not to impose .10% of its investment advisory fee for the GS Short Duration Government Fund. For the year ended October 31, 1996, investment advisory fees of approximately $103,000 were waived for the GS Short Duration Government Fund.

      The adviser has voluntarily agreed to limit certain of the Funds' expenses (excluding investment advisory fees, taxes, interest, brokerage, litigation, administrative and service share fees, indemnification and other extraordinary expenses and with respect to GS Adjustable Rate Government Class A shares, distribution and authorized dealer service fees) to the extent that such expenses exceed .05% per annum of each Fund's average daily net assets. For the year ended October 31, 1996, the amount of reimbursed expenses for the GS Adjustable Rate Government, GS Short Duration Government, GS Short Duration Tax-Free and GS Core Fixed Income Funds were approximately $387,000, $169,000, $238,000 and $233,000, respectively. The amounts reimbursable to the GS Adjustable Rate Government, GS Short Duration Government, GS Short Duration Tax-Free and the GS Core Fixed Income Funds at October 31, 1996 were approximately $29,000, $12,000, $31,000 and $19,000, respectively, and are included in "Other assets" in the accompanying Statements of Assets and Liabilities.

      Goldman Sachs serves as Distributor of the shares of the Funds pursuant to a Distribution Agreement and receives no compensation in this capacity with the exception of GS Adjustable Rate Government Fund Class A shares. At October 31, 1996, Goldman Sachs retained approximately $79,000 of sales load related to Class A shares. Goldman Sachs also serves as Transfer Agent of the Funds for a fee.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      The Trust, on behalf of the GS Adjustable Rate Government Fund, has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 for the Class A shares. Under the Plan, Goldman Sachs is entitled to receive a quarterly distribution fee equal, on an annual basis, to .25% of the average daily net assets of Class A shares. Currently, Goldman Sachs has agreed to voluntarily waive this distribution fee. Distribution fees waived for the period amounted to approximately $31,000.

      The Trust, on behalf of the GS Adjustable Rate Government Fund, has adopted a non-Rule 12b-1 Authorized Dealer Service Plan (the "Service Plan") pursuant to which Goldman Sachs and Authorized Dealers are compensated for providing personal and account maintenance services. GS Adjustable Rate Government Fund pays a fee under the Service Plan equal, on an annual basis, to
 .25% of its average daily net assets attributable to Class A shares.

      For the year ended October 31, 1996, GS Adjustable Rate Government Fund, GS Short Duration Government Fund, GS Short Duration Tax-Free Fund and GS Core Fixed Income Fund incurred commission expenses of approximately $108,000, $24,000, $1,000 and $4,000, respectively, in connection with futures contracts entered into with Goldman Sachs. At October 31, 1996, GS Adjustable Rate Government Fund had approximately $20,000, payable to Goldman Sachs related to variation margin on futures contracts. Approximately $5,000 relating to variation margin was due to the GS Core Fixed Income Fund from Goldman Sachs.

4.    Line of Credit Facility
      The Funds participate in a $100,000,000 uncommitted, unsecured revolving line of credit facility to be used solely for temporary or emergency purposes. Under the most restrictive arrangement, each fund must own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on the borrowings is based on the federal funds rate. During the year ended October 31, 1996, the Funds did not have any borrowings under this facility.


5.    Investment Transactions
      Purchases and proceeds of sales or maturities of long-term securities for the year ended October 31, 1996, were as follows:


================================================================================
                            GS            GS           GS
                        Adjustable       Short        Short              GS
                           Rate        Duration      Duration        Core Fixed
                        Government    Government     Tax-Free          Income
                           Fund          Fund          Fund             Fund
--------------------------------------------------------------------------------
Purchases of U.S.
  Government and
  agency obligations   $319,204,368   $117,205,724      --          $227,149,602
--------------------------------------------------------------------------------
Purchases (excluding
  U.S. Government and
  agency obligations)       --             --      $101,504,852       41,015,852
--------------------------------------------------------------------------------
Sales or maturities of
  U.S. Government and
  agency obligations    370,448,093    113,784,637      --           251,512,185
--------------------------------------------------------------------------------
Sales or maturities
  (excluding U.S.
  Government and
  agency obligations)       --             --      128,041,004        19,684,141
--------------------------------------------------------------------------------


6.    Summary of Share Transactions

Share activity for the year ended October 31, 1996 is as follows:


Fund                                         Dollars               Shares
--------------------------------------------------------------------------------
GS Adjustable Rate Government Fund

Institutional Shares:
   Shares sold                             $391,363,204          39,981,299
   Reinvestment of dividends and
     distributions                           17,432,484           1,780,288
   Shares repurchased                      (456,776,795)        (46,666,343)
                                       ----------------------------------------
                                            (47,981,107)         (4,904,756)
                                       ----------------------------------------

Administration Shares:
   Shares sold                                1,457,872             148,981
   Reinvestment of dividends and
     distributions                               94,420               9,641
   Shares repurchased                        (1,356,764)           (138,609)
                                       ----------------------------------------
                                                195,528              20,013
                                       ----------------------------------------

Goldman Sachs Trust
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)

October 31, 1996


--------------------------------------------------------------------------------------------
Fund:                                                       Dollars                 Shares
--------------------------------------------------------------------------------------------
Class A Shares:
   Shares sold                                          $  13,765,298              1,404,698
   Reinvestment of dividends and distributions                654,744                 66,854
   Shares repurchased                                     (18,974,355)            (1,936,518)
                                                       -------------------------------------
                                                           (4,554,313)              (464,966)
                                                       -------------------------------------
   Total                                                $ (52,339,892)            (5,349,709)
                                                       =====================================
GS Short Duration Government Fund
Institutional Shares:
   Shares sold                                          $  39,855,638              4,072,082
   Reinvestment of dividends and distributions              4,137,041                422,559
   Shares repurchased                                     (47,875,174)            (4,893,286)
                                                       -------------------------------------
                                                           (3,882,495)              (398,645)
                                                       -------------------------------------
Administration Shares:
   Shares sold                                                326,101                 33,251
   Reinvestment of dividends and distributions                  2,032                    207
   Shares repurchased                                         (77,312)                (7,921)
                                                       -------------------------------------
                                                              250,821                 25,537
                                                       -------------------------------------
Service Shares:
   Shares sold                                              1,837,702                188,134
   Reinvestment of dividends and distributions                 14,743                  1,508
   Shares repurchased                                         (40,626)                (4,150)
                                                       -------------------------------------
                                                            1,811,819                185,492
                                                       -------------------------------------
   Total                                                $  (1,819,855)              (187,616)
                                                       =====================================

GS Short Duration Tax-Free Fund
Institutional Shares:
   Shares sold                                          $  20,777,050              2,085,253
   Reinvestment of dividends and distributions              1,383,351                139,126
   Shares repurchased                                     (45,664,878)            (4,601,865)
                                                       -------------------------------------
                                                          (23,504,477)            (2,377,486)
                                                       -------------------------------------
Administration Shares:
   Shares sold                                                105,302                 10,672
   Reinvestment of dividends and distributions                  2,017                    203
   Shares repurchased                                        (105,478)               (10,644)
                                                       -------------------------------------
                                                                1,841                    231
                                                       -------------------------------------
Service Shares:
   Shares sold                                          $   1,366,332                137,557
   Reinvestment of dividends and distributions                 16,124                  1,621
   Shares repurchased                                      (1,148,044)              (115,450)
                                                       -------------------------------------
                                                              234,412                 23,728
                                                       -------------------------------------
   Total                                                $ (23,268,224)            (2,353,527)
                                                       =====================================
GS Core Fixed Income Fund
Institutional Shares:
   Shares sold                                          $  20,524,422              2,094,833
   Reinvestment of dividends and distributions              4,292,533                436,903
   Shares repurchased                                      (7,431,360)              (769,104)
                                                       -------------------------------------
                                                           17,385,595              1,762,632
                                                       -------------------------------------
Administration Shares:
   Shares sold                                              1,029,912                106,074
   Reinvestment of dividends and distributions                 17,883                  1,847
   Shares repurchased                                        (358,284)               (36,681)
                                                       -------------------------------------
                                                              689,511                 71,240
                                                       -------------------------------------
Service Shares:
   Shares sold                                                422,233                 43,525
   Reinvestment of dividends and distributions                  5,332                    549
   Shares repurchased                                         (50,931)                (5,292)
                                                       -------------------------------------
                                                              376,634                 38,782
                                                       -------------------------------------
   Total                                                $  18,451,740              1,872,654
                                                       =====================================

--------------------------------------------------------------------------------
Share activity for the year ended October 31, 1995 is as follows:

--------------------------------------------------------------------------------------------
Fund                                                       Dollars                Shares
--------------------------------------------------------------------------------------------
GS Adjustable Rate Government Fund
Institutional Shares:
   Shares sold                                          $ 445,293,934             45,635,666
   Shares exchanged in reorganization                      18,823,725              1,926,438
   Reinvestment of dividends and distributions             20,730,137              2,125,494
   Shares repurchased                                    (771,265,543)           (79,186,935)
                                                       -------------------------------------
                                                         (286,417,747)           (29,499,337)
                                                       -------------------------------------
Administration Shares:
   Shares sold                                                648,042                 66,628
   Shares exchanged in reorganization                       1,561,584                159,814
   Reinvestment of dividends and distributions                124,368                 12,743
   Shares repurchased                                      (5,731,937)              (588,307)
                                                       -------------------------------------
                                                           (3,397,943)              (349,122)
                                                       -------------------------------------
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
Fund                                                       Dollars                 Shares
============================================================================================
Class A Shares:
   Shares sold                                             10,820,993              1,106,877
   Shares exchanged in reorganization                      17,208,471              1,756,917
   Reinvestment of dividends and distributions                419,180                 42,880
   Shares repurchased                                     (13,214,046)            (1,350,373)
                                                       -------------------------------------
                                                           15,234,598              1,556,301
                                                       -------------------------------------
   Total                                                $(274,581,092)           (28,292,158)
                                                       =====================================
GS Short Duration Government Fund
Institutional Shares:
   Shares sold                                          $  49,032,419              5,071,865
   Reinvestment of dividends and distributions              4,993,225                516,155
   Shares repurchased                                    (145,260,300)           (15,059,774)
                                                       -------------------------------------
                                                          (91,234,656)            (9,471,754)
                                                       -------------------------------------

Administration Shares:
   Shares sold                                                  1,604                    165
   Reinvestment of dividends and distributions                    218                     23
   Shares repurchased                                        (728,374)               (75,889)
                                                       -------------------------------------
                                                             (726,552)               (75,701)
                                                       -------------------------------------
   Total                                                $ (91,961,208)            (9,547,455)
                                                       =====================================

GS Short Duration Tax-Free Fund
Institutional Shares:
   Shares sold                                           $ 18,780,011              1,920,432
   Reinvestment of dividends and distributions              1,860,104                189,624
   Shares repurchased                                     (46,762,899)            (4,787,105)
                                                       -------------------------------------
                                                          (26,122,784)            (2,677,049)
                                                       -------------------------------------
Administration Shares:
   Shares sold                                                     --                     --
   Reinvestment of dividends and distributions                  2,483                    246
   Shares repurchased                                      (3,800,930)              (390,639)
                                                       -------------------------------------
                                                           (3,798,447)              (390,393)
                                                       -------------------------------------
Service Shares:
   Shares sold                                             17,688,889              1,812,950
   Reinvestment of dividends and distributions                 10,567                  1,072
   Shares repurchased                                     (17,301,340)            (1,772,550)
                                                       -------------------------------------
                                                              398,116                 41,472
                                                       -------------------------------------
   Total                                                 $(29,523,115)            (3,025,970)
                                                       =====================================

7.    Repurchase Agreements
--------------------------------------------------------------------------------
      During the term of a repurchase agreement, the value of the underlying securities, including accrued interest, is required to equal or exceed the value of the repurchase agreement. The underlying securities for all repurchase agreements are held in safekeeping in the customer-only account of State Street Bank & Trust Co., the Fund's custodian, or at subcustodians. GSFM and GSAM monitor the market value of the underlying securities by pricing them daily.

8.    Joint Repurchase Agreement Account

      The Funds, together with other registered investment companies having advisory agreements with GSFM and GSAM or their affiliates, transfer uninvested cash balances into a joint account, the daily aggregate balance of which is invested in one or more repurchase agreements. The underlying securities for the repurchase agreements are U.S. Treasury obligations and mortgage-related securities issued by the U.S. Government, its agencies or instrumentalities. As of October 31, 1996, the GS Adjustable Rate Government, GS Short Duration Government and GS Core Fixed Income Funds had an .49%, .04% and .52%, respectively, undivided interest in the repurchase agreements in the following joint account which equaled $13,000,000, $1,000,000 and $13,900,000, respectively, in principal amount.
--------------------------------------------------------------------------------

Goldman Sachs Trust
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
October 31, 1996


--------------------------------------------------------------------------------
     As of October 31, 1996, the repurchase agreement in the joint account along with the corresponding underlying securities (including the type of security, market value, interest rate and maturity date) were as follows:

Principal              Interest             Maturity             Amortized
 Amount                  Rate                 Date                  Cost
================================================================================
Bear Stearns & Co., dated 10/31/96, repurchase price $700,108,500 (FNMA:
 $555,290,445, 5.5%--8.50%, 2.1.09-6/1/26; FHLMC: $165,859,789, 5.50%--8.50%,
 9/1/98--8/1/26)
$700,000,000             5.58%              11/01/96                $700,000,000
Lehman Brothers, Inc. dated 10/31/96, repurchase price $924,843,329 (U.S. Treasury
 Notes: $942,903,967, 4.38%--8.50%, 11/15/96--8/15/03)
 924,700,000             5.58               11/01/96                 924,700,000
Nomura Securities International, Inc. dated 10/31/96, repurchase price
 $700,108,500 (FNMA: $256,600,142, 5.50%--8.00%, 2/1/02-10/1/26; FHLMC:
 $464,523,981, 6.00%--9.00%, 9/1/1-10/1/26)
 700,000,000             5.58               11/01/96                 700,000,000
Smith Barney, Inc. dated 10/31/96, repurchase price $170,026,161 (U.S. Treasury
 Interest Only Stripped Securities: $11,653,277, 2/15/98--5/15/02; U.S. Treasury
 Notes: $85,997,728, 5.25%--7.75%, 5/15/97-10/15/06; U.S. Treasury Principal
 Only Stripped Securities: $33,993,571, 5/15/97--5/15/05; U.S. Treasury Bills:
 $41,756,285, 12/12/96--3/20/97)
 170,000,000             5.54               11/01/96                 170,000,000
Union Bank of Switzerland, Inc. dated 10/31/96, repurchase price
$175,026,979
 (Treasury Notes: $178,528,739, 6.88%--7.75%, 8/31/99-1/31/00)
 175,000,000             5.55               11/01/96                 175,000,000
--------------------------------------------------------------------------------
Total Joint Repurchase Agreement                                  $2,669,700,000
================================================================================

9.  Administration and Service Plans

    The Funds have adopted Administration and Service Plans. These plans allow for Administration shares and Service shares, respectively, to compensate service organizations for providing varying levels of account administration and shareholder liaison services to their customers who are beneficial owners of such shares. The Administration and Service Plans provide for compensation to the service organizations in an amount up to .25% and .50% (on an annualized basis), respectively, of the average daily net asset value of the respective shares.

10. Other Matters

    On April 28, 1995, the GS Adjustable Rate Government Fund acquired the assets of GS Government Agency Portfolio (For Financial Institutions) in exchange solely for (i) the issuance of Institutional shares and Administration shares of beneficial interest of the GS Adjustable Rate Government Fund and
(ii) the assumption by GS Adjustable Rate Government Fund of the liabilities of GS Government Agency Portfolio (For Financial Institutions). Following this transfer, GS Government Agency Portfolio (For Financial Institutions) was liquidated and GS Adjustable Rate Government Fund's Institutional and Administration shares were distributed to the former shareholders of GS Government Agency Portfolio (For Financial Institutions).

    The Reorganization was accomplished by a tax-free transfer of assets whereby each shareholder of GS Government Agency Portfolio (For Financial Institutions) received a number of full and fractional shares of GS Adjustable Rate Government Fund having a total net asset value of their shares of GS Government Agency Portfolio (For Financial Institutions) held on April 28, 1995. The net assets, including $370,489 of unrealized depreciation for the GS Government Agency Portfolio (For Financial Institutions), net asset values per share and shares outstanding as of April 28, 1995 were:

================================================================================
                           GS Government
                                Agency
                              Portfolio
                           (For Financial      GS Adjustable     GS Adjustable
                            Institutions      Rate Government   Rate Government
                                (Pre-           Fund (Pre-        Fund (Post-
                           Reorganization)    Reorganization)   Reorganization)
                           ---------------    ---------------   ---------------
Net Assets                   $20,385,309       $673,292,455      $693,677,764

Shares Outstanding
 Institutional Shares          1,912,506         68,506,367        70,432,805
 Administration Shares           158,661            401,122           560,936

Net Asset Value Per Share
 Institutional Shares               9.84               9.77              9.77
 Administration Shares              9.84               9.77              9.77
================================================================================

    On May 11, 1995, shareholders of the GS Adjustable Rate Mortgage Fund approved a Plan of Reorganization (the Plan) which was completed on May 12, 1995. Under the Plan, GS Adjustable Rate Mortgage Fund was reorganized as a separate class (Class A) of the GS

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Adjustable Rate Government Fund. GS Adjustable Rate Mortgage Fund's assets were acquired by GS Adjustable Rate Government Fund in exchange solely for (i) the issuance of Class A shares of beneficial interest of GS Adjustable Rate Government Fund and (ii) the assumption by GS Adjustable Rate Government Fund of the liabilities of GS Adjustable Rate Mortgage Fund. Following this transfer, GS Adjustable Rate Mortgage Fund was liquidated and GS Adjustable Rate Government Fund Class A shares were distributed to the former shareholders of GS Adjustable Rate Mortgage Fund.

     The Reorganization was accomplished by a tax-free transfer of assets whereby each shareholder of GS Adjustable Rate Mortgage Fund received a number of Class A full and fractional shares of GS Adjustable Rate Government Fund having a total net asset value of their shares of GS Adjustable Rate Mortgage Fund held as of May 12, 1995. The net assets, including $45,684 of net unrealized depreciation for the GS Adjustable Rate Mortgage Fund, net asset values per share and shares outstanding as of May 12, 1995 were:
================================================================================

                        GS Adjustable
                        Rate Mortgage     GS Adjustable     GS Adjustable
                           Fund          Rate Government   Rate Government
                           (Pre-            Fund (Pre-       Fund (Post-
                       Reorganization)    Reorganization)   Reorganization)
                       ---------------    ---------------   ---------------
Net Assets               $17,208,471        $727,300,372      $744,508,843

Shares Outstanding
 Institutional Shares             --          73,743,084        73,743,084
 Administration Shares            --             561,352           561,352
 Class A Shares            3,552,167                  --         1,756,917

Net Asset Value Per Share
 Institutions Shares              --                9.79              9.79
 Administration Shares            --                9.79              9.79
 Class A Shares                 4.84                  --              9.79

================================================================================

     The total amount of capital loss carryforward brought on to the books of the GS Adjustable Rate Government Fund due to these reorganization was approximately $3,154,000.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     As of October 31, 1996, the Goldman, Sachs & Co. Employees Profit Sharing and Retirement Income Plan was beneficial owner of approximately 29% of the outstanding shares of the GS Short Duration Government Fund.

11. Certain Reclassifications
     In accordance with Statement of Position 93-2, the GS Adjustable Rate Government Fund, GS Short Duration Tax-Free Fund, and GS Core Fixed Income Fund have reclassified $20,849, $36,587, $22,735, and $24,162, respectively, from paid-in capital to accumulated undistributed net investment income. These reclassifications have no impact on the net asset value of the Fund and are designed to present the Fund's capital accounts on a tax basis.

--------------------------------------------------------------------------------

Goldman Sachs Trust
--------------------------------------------------------------------------------
Financial Highlights (continued)
Selected Data for a Share Outstanding Throughout Each Period


--------------------------------------------------------------------------------

                               Income (loss) from investment operations                          Distributions to shareholders
                    =================================================================== ============================================
                                              Net realized    Net realized
                                             and unrealized  and unrealized    Total                     From net
                                               gain (loss)     gain (loss)     income                  realized gain
                      Net asset              on investment,    on foreign      (loss)                  on investment,    In excess
                      value at      Net        option and       currency        from       From net       option          of net
                      beginning  investment      futures        related      investment   investment    and futures     investment
                      of period   income      transactions    transactions   operations     income      transactions      income
                    ================================================================================================================

                                                GS ADJUSTABLE RATE GOVERNMENT FUND
------------------------------------------------------------------------------------------------------------------------------------
For the Year Ended October 31,
=======================================
1996-Institutional
     Shares............   $9.77   $0.5759(a)    $0.0772(a)        --          $0.6531     $ (0.5725)         --       $ (0.0206)
1996-Administration
     Shares............    9.77    0.5489(a)     0.0797(a)        --           0.6286       (0.5489)         --         (0.0198)
1996-Class A
     Shares............    9.77    0.5481(a)     0.0806(a)        --           0.6287       (0.5489)         --         (0.0198)

1995-Institutional
     Shares............    9.74    0.5630(a)     0.0717(a)        --           0.6347       (0.5759)         --         (0.0287)
1995-Administration
     Shares............    9.74    0.5366(a)     0.0737(a)        --           0.6103       (0.5528)         --         (0.0275)
1995-Class A
     Shares(c).........    9.79    0.2721(a)    (0.0090)(a)       --           0.2631       (0.2697)         --         (0.0134)

1994-Institutional
     Shares............   10.00    0.4341(a)    (0.2455)(a)       --           0.1886       (0.4486)         --          --
1994-Administration
     Shares............   10.00    0.4211(a)    (0.2572)(a)       --           0.1639       (0.4239)         --          --

1993-Institutional
     Shares............   10.04    0.4397       (0.0376)(d)       --           0.4021       (0.4397)         --         (0.0024)
1993-Administration
     Shares(e).........   10.02    0.2146       (0.0173)(d)       --           0.1973       (0.2146)         --         (0.0027)

1992-Institutional
     Shares............   10.03    0.5599       (0.0029)(d)       --           0.5570       (0.5470)         --          --

For the Period July 17, 1991(g) through October 31,
===================================================
1991-Institutional
     Shares............   10.00    0.1531        0.0322(d)        --           0.1853       (0.1553)         --          --

                            Distributions to shareholders
                      =========================================
                          In excess of
                          net realized                                   Net
                            gain on                                    increase                              Ratio of
                           investment,      From         Total        (decrease)    Net asset                  net
                           option and       paid     distributions      in net      value at                 expenses
                            futures          in           to            asset        end of      Total      to average
                          transactions    capital    shareholders       value        period     return(k)   net assets
                      ==============================================================================================================

                                                   GS ADJUSTABLE RATE GOVERNMENT FUND
------------------------------------------------------------------------------------------------------------------------------------

For the Year Ended October 31,
=======================================
1996-Institutional
     Shares............     --            --          $(0.5931)        $0.0600        $9.83        6.86%       0.45%
1996-Administration
     Shares............     --            --           (0.5687)         0.0600         9.83        6.60        0.70
1996-Class A
     Shares............     --            --           (0.5687)         0.0600         9.83        6.60        0.70

1995-Institutional
     Shares............     --            --           (0.6046)         0.0301        9.77        6.75        0.46
1995-Administration
     Shares............     --            --           (0.5803)         0.0300        9.77        6.48        0.71
1995-Class A
     Shares(c).........     --            --           (0.2831)        (0.0200)       9.77        2.74(f)     0.69(b)

1994-Institutional
     Shares............     --            --           (0.4486)        (0.2600)       9.74        1.88        0.46
1994-Administration
     Shares............     --            --           (0.4239)        (0.2600)       9.74        1.63        0.71

1993-Institutional
     Shares............     --            --           (0.4421)        (0.0400)      10.00        4.13        0.45
1993-Administration
     Shares(e).........     --            --           (0.2173)        (0.0200)      10.00        2.01(f)     0.70(b)

1992-Institutional
     Shares............     --            --           (0.5470)         0.0100       10.04        6.12        0.42

For the Period July 17, 1991(g) through October 31,
===================================================
1991-Institutional
     Shares............     --            --           (0.1553)         0.0300       10.03        2.14(f)     0.20(b)

                                                                         Ratios assuming
                                                                       no voluntary waiver
                                                                           of fees or
                                                                       expense limitations
                                                                  =============================
                          Ratio of                                                 Ratio of
                             net                         Net                         net
                         investment                    assets                     investment
                           income                      at end       Ratio of        income
                           (loss)       Portfolio        of         expenses        (loss)
                         to average      turnover      period      to average     to average
                         net assets      rate(d)      (in 000s)    net assets     net assets
                        ========================================================================

                                        GS ADJUSTABLE RATE GOVERNMENT FUND
                        ------------------------------------------------------------------------

For the Year Ended October 31,
=======================================
1996-Institutional
     Shares............    5.85%        52.36%        $613,149       0.51%          5.79%
1996-Administration
     Shares............    5.59         52.36            3,792       0.76           5.53
1996-Class A
     Shares............    5.59         52.36           10,728       1.01           5.28

1995-Institutional
     Shares............    5.77         24.12          657,358       0.53           5.70
1995-Administration
     Shares............    5.50         24.12            3,572       0.78           5.43
1995-Class A
     Shares(c).........    5.87(b)      24.12           15,203       1.01(b)        5.55(b)

1994-Institutional
     Shares............    4.38         37.81          942,523       0.49           4.35
1994-Administration
     Shares............    4.27         37.81            6,960       0.74           4.24

1993-Institutional
     Shares............    4.36        103.74        2,760,871       0.48           4.33
1993-Administration
     Shares(e).........    3.81(b)     103.74            5,326       0.73(b)        3.78(b)

1992-Institutional
     Shares............    5.61        286.40        2,145,064       0.55           5.48


For the Period July 17, 1991(g) through October 31,
===================================================
1991-Institutional
     Shares............    7.31(b)     145.67(b)       239,642       1.02(b)        6.49(b)

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Trust
-------------------------------------------------------------------------------
Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period


------------------------------------------------------------------------------------------------------------------------------------
                                      Income (loss) from investment operations                  Distributions to shareholders
                                ----------------------------------------------------------  ----------------------------------------
                                                Net realized     Net realized
                                               and unrealized   and unrealized     Total                     From net
                                                 gain (loss)      gain (loss)      income                  realized gain
                     Net asset                  on investment,    on foreign       (loss)                  on investment,
                     value at        Net          option and       currency         from       From net       option
                     beginning    investment       futures          related      investment   investment    and futures
                     of period      income      transactions      transactions   operations     income      transactions
                 -------------------------------------------------------------------------------------------------------------------

                                                      GS SHORT DURATION GOVERNMENT FUND
------------------------------------------------------------------------------------------------------------------------------------
For the Year Ended October 31,
-------------------------------------------------------
1996-Institutional
   Shares ...........  $9.82         $0.6290/(a)/   $0.0136/(a)/      --           $0.6426      $(0.6326)         --
1996-Administration
   Shares/(h)/ ......   9.86          0.3837/(a)/    0.0003/(a)/      --            0.3840       (0.3940)         --
1996-Service
   Shares/(i)/ ......   9.72          0.3134/(a)/    0.1018/(a)/      --            0.4152       (0.3152)         --

1995-Institutional
   Shares ...........   9.64          0.6652/(a)/    0.1666/(a)/      --            0.8318       (0.6518)         --
1995-Administration
   Shares ...........   9.64          0.2384/(a)/   (0.0433)/(a)/     --            0.1951       (0.2051)         --

1994-Institutional
   Shares ...........  10.14          0.5628/(a)/   (0.4592)/(a)/     --            0.1036       (0.5598)      (0.0438)
1994-Administration
   Shares ...........  10.14          0.5329/(a)/   (0.4539)/(a)/     --            0.0790       (0.5352)      (0.0438)

1993-Institutional
   Shares ...........  10.16          0.5627        (0.0135)/(d)/     --            0.5492       (0.5627)         --
1993-Administration
   Shares/(e)/ ......  10.23          0.2725        (0.0900)/(d)/     --            0.1825       (0.2725)         --

1992-Institutional
   Shares ...........  10.22          0.6703        (0.0600)/(d)      --            0.6103       (0.6703)         --

1991-Institutional
   Shares ...........  10.00          0.8020         0.2200/(d)/      --            1.0220       (0.8020)         --

1990-Institutional
   Shares ...........  10.07          0.8300         (0.0700)/(d)     --            0.7600       (0.8300)         --

1989-Institutional
   Shares ...........  10.10          0.8800          --              --            0.8800       (0.8800)         --

For the Period August 15, 1988/(g)/ through October 31,
-------------------------------------------------------
1988-Institutional
   Shares ...........  10.00          0.1800          0.1000/(d)/     --            0.2800       (0.1800)         --


                                                        In excess of
                                                        net realized                                      Net
                                                           gain on                                      increase
                                          In excess      investment,       From         Total          (decrease)   Net asset
                                            of net       option and        paid      distributions      in net       value at
                                          investment      futures           in           to              asset        end of
                                            income      transactions      capital    shareholders        value        period
------------------------------------------------------------------------------------------------------------------------------------
For the Year Ended October 31,
1996-Institutional
   Shares ............                       --             --              --        $(0.6326)         $0.0100       $9.83
1996-Administration
   Shares/(h)/ .......                       --             --              --         (0.3940)         (0.0100)       9.85
1996-Service
   Shares/(i)/ .......                       --             --              --         (0.3152)          0.1000        9.82

1995-Institutional
   Shares ............                       --             --              --         (0.6518)          0.1800        9.82
1995-Administration
   Shares ............                       --             --              --         (0.2051)         (0.0100)       9.63/(h)/

1994-Institutional
   Shares ............                       --             --              --         (0.6036)         (0.5000)       9.64
1994-Administration
   Shares ............                       --             --              --         (0.5790)         (0.5000)       9.64

1993-Institutional
   Shares ............                     (0.0065)         --              --         (0.5692)         (0.0200)      10.14
1993-Administration
   Shares/(e)/ .......                       --             --              --         (0.2725)         (0.9000)      10.14

1992-Institutional
   Shares ............                       --             --              --         (0.6703)         (0.0600)      10.16

1991-Institutional
   Shares ............                       --             --              --         (0.8020)          0.2200       10.22

1990-Institutional
   Shares ............                       --             --              --         (0.8300)         (0.0700)      10.00

1989-Institutional
   Shares ............                       --             --            (0.0300)     (0.9100)         (0.0300)      10.07

For the Period August 15, 1988/(g)/ through October 31,
-------------------------------------------------------
1988-Institutional
   Shares ............                       --             --              --         (0.1800)          0.1000       10.10

                                                                                                         Ratios assuming
                                                                                                        not voluntary waiver
                                                                                                            of fees or
                                                                                                        expense limitations
                                                                                                     --------------------------
                                                            Ratio of                                                Ratio of
                                                              net                         Net                         net
                                            Ratio of       investment                    assets                    investment
                                               net           income                      at end       Ratio of       income
                                             expenses        (loss)       Portfolio        of         expenses       (loss)
                              Total         to average     to average     turnover       period      to average    to average
                            return/(k)/     net assets     net assets      rate/(d)/    (in 000s)    net assets    net assets
------------------------------------------------------------------------------------------------------------------------------------
For the Year Ended October 31,
1996-Institutional
   Shares ............        6.75%           0.45%           6.44%         115.45%      $99,944       0.71%         6.18%
1996-Administration
   Shares/(h)/ .......        4.00/(f)/       0.70%/(b)/      5.97/(b)/     115.45           252       0.96/(b)/     5.71/(b)/
1996-Service
   Shares/(i)/ .......        4.35/(f)/       0.95/(b)/       6.05/(b)      115.45         1,822       1.21/(b)/     5.79/(b)/

1995-Institutional
   Shares ............        8.97            0.45            6.87          292.56       103,760       0.72          6.60
1995-Administration
   Shares ............        2.10            0.70/(b)/       7.91/(b)/     292.56            --       0.90/(b)/     7.71/(b)/

1994-Institutional
   Shares ............        0.99            0.45            5.69          289.79       193,095       0.59          5.55
1994-Administration
   Shares ............        0.73            0.70            5.38          289.79           730       0.84          5.24

1993-Institutional
   Shares ............        5.55            0.45            5.46          411.66       359,708       0.64          5.31
1993-Administration
   Shares/(e)/ .......        1.74            0.70/(b)/       4.84/(b)/     411.66        16,490       0.80/(b)/     4.74/(b)/

1992-Institutional
   Shares ............        6.24            0.45            6.60          216.07       277,927       0.69          6.36

1991-Institutional
   Shares ............       10.93            0.45            8.25          155.44       158,948       0.79          7.91

1990-Institutional
   Shares ............        8.23            0.45            8.62          173.21        68,995       0.95          8.12

1989-Institutional
   Shares ............        9.03            0.46            8.71          137.37        31,015       1.39          7.78

For the Period August 15, 1988/(g)/ through October 31,
-------------------------------------------------------
1988-Institutional
   Shares ............        3.30/(f)/       0.55/(b)/       8.55/(b)/     167.00/(b)/   39,052       1.42/(b)/     7.68/(b)/
------------------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

Goldman Sachs Trust
--------------------------------------------------------------------------------
Financial Highlights   (continued)
Selected Data for a Share Outstanding Throughout Each Period

--------------------------------------------------------------------------------


                                                   Income (loss) from investment operations         Distributions to shareholders
                                                ================================================ ===================================
                                                               Net realized   Net realized
                                                              and unrealized  and unrealized   Total                    From net
                                                               gain (loss)     gain (loss)     income                 realized gain
                                     Net asset                on investment,   on foreign      (loss)                 on investment,
                                      value at       Net        option and      currency        from       From net      option
                                     beginning   investment      futures         related     investment   investment   and futures
                                     of period     income      transactions   transactions   operations     income    transactions
                                     ===============================================================================================


                                                  GS SHORT DURATION TAX-FREE FUND
------------------------------------------------------------------------------------------------------------------------------------

For the Year Ended October 31,
---------------------------------------------------
1996-Institutional Shares...........   $9.94    $0.4192/(a)/     $0.0200/(a)/        --       $0.4392      $(0.4192)        --
1996-Administration Shares..........    9.94     0.3944/(a)/      0.0200/(a)/        --        0.4144       (0.3944)        --
1996-Service Shares.................    9.95     0.3697/(a)/      0.0200/(a)/        --        0.3897       (0.3697)        --

1995-Institutional Shares...........    9.79     0.4235/(a)/      0.1500/(a)/        --        0.5735       (0.4235)        --
1995-Administration Shares..........    9.79     0.3989/(a)/      0.1500/(a)/        --        0.5489       (0.3989)        --
1995-Service Shares.................    9.79     0.3744/(a)/      0.1600/(a)/        --        0.5344       (0.3744)        --

1994-Institutional Shares...........   10.23     0.3787/(a)/     (0.3575)/(a)/       --        0.0212       (0.3787)     (0.0825)
1994-Administration Shares..........   10.23     0.3537/(a)/     (0.3575)/(a)/       --       (0.0038)      (0.3537)     (0.0825)
1994-Service Shares/(j)/............    9.86     0.0475/(a)/     (0.0700)/(a)/       --       (0.0225)      (0.0475)        --

1993-Institutional Shares...........    9.93     0.3834           0.3000/(d)/        --        0.6834       (0.3834)        --
1993-Administration Shares/(j)/.....   10.16     0.1555           0.0720/(d)/        --        0.2275       (0.1555)        --

For the Period October 1, 1992/(g)/ through October 31,
----------------------------------------------------
1992-Institutional Shares...........   10.00     0.0341          (0.0700)/(d)/       --       (0.0359)      (0.0341)        --


                                    Distributions to shareholders
                                  ==================================
                                               In excess of
                                               net realized                              Net
                                                  gain on                              increase                          Ratio of
                                   In excess    investment,    From        Total      (decrease)  Net asset                 net
                                     of net     option and     paid    distributions    in net    value at               expenses
                                   investment     futures       in          to          asset      end of     Total     to average
                                     income    transactions   capital  shareholders     value      period   return/(k)/  net assets
                                  ==================================================================================================


                                                         GS SHORT DURATION TAX-FREE FUND
------------------------------------------------------------------------------------------------------------------------------------

For the Year Ended October 31,
====================================================
1996-Institutional Shares...........   --         --          --     $(0.4192)      $0.0300       $9.96       4.50%       0.45%
1996-Administration Shares..........   --         --          --      (0.3944)       0.0300        9.96       4.24        0.70
1996-Service Shares.................   --         --          --      (0.3697)       0.0200        9.97       3.98        0.95

1995-Institutional Shares...........   --         --          --      (0.4235)       0.1500        9.94       5.98        0.45
1995-Administration Shares..........   --         --          --      (0.3989)       0.1500        9.94       5.76        0.70
1995-Service Shares.................   --         --          --      (0.3744)       0.1600        9.95       5.59        0.95

1994-Institutional Shares...........   --         --          --      (0.4612)      (0.4400)       9.79       0.17        0.45
1994-Administration Shares..........   --         --          --      (0.4362)      (0.4400)       9.79      (0.11)       0.70
1994-Service Shares/(j)/............   --         --          --      (0.0475)      (0.0700)       9.79      (0.32)/(f)/  0.95/(b)/

1993-Institutional Shares...........   --         --          --      (0.3834)       0.3000       10.23       7.03        0.41
1993-Administration Shares/(j)/.....   --         --          --      (0.1555)       0.0720       10.23       2.28/(f)/   0.70/(b)/

For the Period October 1, 1992/(g)/ through October 31,
-----------------------------------------------------
1992-Institutional Shares...........   --         --          --      (0.0341)      (0.0700)       9.93      (0.34)/(f)/  0.05/(b)/








                                                                   Ratios assuming
                                                                 no voluntary waiver
                                                                     of fees or
                                                                 expense limitations
                                                          ==================================
                                    Ratio of                                      Ratio of
                                       net                   Net                    net
                                   investment               assets               investment
                                     income                 at end    Ratio of     income
                                     (loss)     Portfolio     of      expenses     (loss)
                                   to average   turnover    period   to average  to average
                                   net assets    rate/(d)/  (in 000s)  net assets  net assets
                                  ==========================================================


                                         GS SHORT DURATION TAX-FREE FUND
--------------------------------------------------------------------------------------------

For the Year Ended October 31,
---------------------------------------------------
1996-Institutional Shares...........  4.21%      231.65%    $34,814      1.01%      3.65%
1996-Administration Shares..........  3.96       231.65          48      1.26       3.40
1996-Service Shares.................  3.74       231.65         695      1.51       3.18

1995-Institutional Shares...........  4.31       259.52      58,389      0.77       3.99
1995-Administration Shares..........  4.14       259.52          46      1.02       3.82
1995-Service Shares.................  3.87       259.52         454      1.27       3.55

1994-Institutional Shares...........  3.74       354.00      83,704      0.61       3.58
1994-Administration Shares..........  3.51       354.00       3,866      0.86       3.35
1994-Service Shares/(j)/............  4.30/(b)/  354.00         440      1.11/(b)/  4.14/(b)/

1993-Institutional Shares...........  3.70       404.60     115,803      1.06       3.05
1993-Administration Shares/(j)/.....  3.32/(b)/  404.60         911      1.07/(b)/  2.95/(b)/

For the Period October 1, 1992/(g)/ through October 31,
-----------------------------------------------------
1992-Institutional Shares...........  4.58/(b)/   31.19/(f)/ 14,601      2.68/(b)/  1.95/(b)/



--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Trust
--------------------------------------------------------------------------------
Financial Highlights   (continued)
Selected Data for a Share Outstanding Throughout Each Period

--------------------------------------------------------------------------------

                                                   Income (loss) from investment operations           Distributions to shareholders

                                                ----------------------------------------------------- ------------------------------
                                                                              Net realized
                                                               Net realized        and                                  From net
                                                              and unrealized   unrealized      Total                  realized gain
                                                               gain (loss)     gain (loss)     income                      on
                                     Net asset                on investment,   on foreign      (loss)                  investment,
                                      value at       Net        option and      currency        from       From net      option
                                     beginning   investment      futures         related     investment   investment   and futures
                                     of period     income      transactions   transactions   operations     income    transactions
                                     -----------------------------------------------------------------------------------------------

                                                     GS CORE FIXED INCOME FUND
------------------------------------------------------------------------------------------------------------------------------------

For the Year Ended October 31,
----------------------------------------------------
1996-Institutional Shares...........  $10.00       $0.6448     $(0.0704)             --       $0.5744      $(0.6438)     $(0.0806)
1996-Administrative Shares(l).......    9.91        0.4083      (0.0703)             --        0.3380       (0.4080)            --
1996-Service Shares(l)..............    9.77        0.3756       0.0898              --        0.4654       (0.3754)            --

1995-Institutional Shares...........    9.24        0.6423       0.7610              --        1.4033       (0.6433)            --

For the Period January 5, 1994(g)through October 31,
----------------------------------------------------
1994-Institutional Shares...........   10.00        0.4648      (0.7617)             --       (0.2969)      (0.4648)            --


                                             Distributions to shareholders
                                  ---------------------------------------------------
                                               In excess of
                                               net realized                              Net
                                                  gain on                              increase                          Ratio of
                                   In excess    investment,    From        Total      (decrease)  Net asset                 net
                                     of net     option and     paid    distributions    in net    value at               expenses
                                   investment     futures       in          to          asset      end of      Total    to average
                                     income    transactions   capital  shareholders     value      period    return(k)  net assets
                                  --------------------------------------------------------------------------------------------------

                                                                 GS CORE FIXED INCOME FUND
------------------------------------------------------------------------------------------------------------------------------------

For the Year Ended October 31,
----------------------------------------------------
1996-Institutional Shares...........   --          --            --     $(0.7244)    $(0.1500)      $9.85        5.98%       0.45%
1996-Administrative Shares(l).......   --          --            --      (0.4080)     (0.0700)       9.84        3.56(f)     0.70(b)
1996-Service Shares(l)..............   --          --            --      (0.3754)      0.0900        9.86        4.90(f)     0.95(b)

1995-Institutional Shares...........   --          --            --      (0.6433)      0.7600       10.00        15.72       0.45


For the Period January 5, 1994(g)through October 31,
----------------------------------------------------
1994-Institutional Shares...........   --          --            --      (0.4648)     (0.7617)       9.24        (3.00)      0.45(b)


                                                                         Ratios assuming
                                                                       no voluntary waiver
                                                                           of fees or
                                                                       expense limitations
                                                                    -------------------------
                                    Ratio of                                      Ratio of
                                       net                   Net                    net
                                   investment               assets               investment
                                     income                 at end    Ratio of     income
                                     (loss)     Portfolio     of      expenses     (loss)
                                   to average   turnover    period   to average  to average
                                   net assets    rate(d)  (in 000s)  net assets  net assets
                                 ------------------------------------------------------------

                                              GS CORE FIXED INCOME FUND
---------------------------------------------------------------------------------------------
For the Year Ended October 31,
----------------------------------------------------
1996-Institutional Shares...........    6.51%    414.20%    $72,061        0.83%       6.13%
1996-Administrative Shares(l).......    6.41(b)  414.20         702        1.08(b)     6.03(b)
1996-Service Shares(l)..............    6.37(b)  414.20         381        1.33(b)     5.99(b)

1995-Institutional Shares...........    6.56     383.26      55,502        0.96        6.05

For the Period January 5, 1994(g)through October 31,
----------------------------------------------------
1994-Institutional Shares...........    6.48(b)   288.25     24,508        1.46(b)     5.47(b)

------------------
(a)Calculated based on the average shares outstanding methodology.
(b)Annualized.
(c)Class A share activity commenced on May 15, 1995.
(d)Includes the effect of mortgage dollar roll transactions.
(e)Administration share activity commenced on April 15, 1993.
(f)Not annualized.
(g)Commencement of operations.
(h)GS Short Duration Government Fund Administration shares were redeemed in full on February 23, 1995 and re-commenced on February 28, 1996 at $9.86.
(i)Service share activity commenced on April 10, 1996.
(j)Administration and service share activity commenced on May 20, 1993 and September 20, 1994 respectively.
(k)Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and not sales charges. For Class A shares only, total return would be reduced if a sales charge were taken into account.
(l)Administration and Service share activity commenced on February 28, 1996 and March 13, 1996 respectively.
--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
Report of Independent Public Accountants

--------------------------------------------------------------------------------


To the Shareholders and Board of Trustees of the GS Adjustable Rate Government Fund, GS Short Duration Government Fund, GS Short Duration Tax-Free Fund and GS Core Fixed Income Fund:

   We have audited the accompanying statements of assets and liabilities of the GS Adjustable Rate Government Fund, GS Short Duration Government Fund, GS Short Duration Tax-Free Fund and GS Core Fixed Income Fund (portfolios of Goldman Sachs Trust, a Massachusetts Business Trust) including the statements of investments, as of October 31, 1996, and the related statements of operations, the statements of changes in net assets and the financial highlights for each of the periods presented. These financial statements and the financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of the GS Adjustable Rate Government Fund, GS Short Duration Government Fund, GS Short Duration Tax-Free Fund and GS Core Fixed Income Fund as of October 31, 1996, the results of their operations and the changes in their net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                    ARTHUR ANDERSEN LLP

Boston, Massachusetts
December 12, 1996

Goldman Sachs
1 New York Plaza
New York, NY 10004




Trustees
Ashok N. Bakhru, Chairman
David B. Ford
Douglas C. Grip
Alan A. Shuch
Jackson W. Smart, Jr.
William H. Springer
Richard P. Strubel

Officers
Douglas C. Grip, President
John W. Mosior, Vice President
Nancy L. Mucker, Vice President
Pauline Taylor, Vice President
Scott M. Gilman, Treasurer
John M. Perlowski, Assistant Treasurer
Michael J. Richman, Secretary
Howard B. Surloff, Assistant Secretary




Goldman Sachs
Investment Adviser, Administrator,
Distributor and Transfer Agent



                              The Goldman Sachs
                              Fixed Income Funds

      -------------------------------------------------------------------

                                 Annual Report
                               October 31, 1996




                      GS Adjustable Rate Government Fund
                      GS Short Duration Government Fund
                      GS Short Duration Tax-Free Fund
                      GS Core Fixed Income Fund

                                    Goldman
                                     Sachs

GST/AR/1096(INST)
--------------------------------------------------------------------------------
================================================================================

--------------------------------------------------------------------------------
This Annual Report is authorized for distribution to prospective investors only when preceded or accompanied by a Goldman Sachs Trust Prospectus which contains facts concerning each Fund's objectives and policies, management, expenses and other information.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Letter to Shareholders


--------------------------------------------------------------------------------
Dear Shareholders:

    We welcome the opportunity to review the performance and the investment activity of the Goldman Sachs Fixed Income Funds for the 12-month period ended October 31, 1996. To help put the portfolios' performance in perspective, we will also provide a brief overview of the U.S. economy and the bond market during the period.

    We are pleased to report that the Goldman Sachs Fixed Income Funds fared well relative to their peers during the period.

The Bond Market Sold Off Amid Rising Rates, Then Stabilized

    The U.S. fixed income market began the 12-month period under review with a robust rally, fueled by weak economic data and low inflation. However, in February 1996, the bond market began to come under pressure when stronger than expected economic and job growth as well as surging commodity prices aroused fears of higher inflation on the horizon. Bond market conditions significantly worsened during March and April, when a sharp rise in interest rates triggered a sell-off and increased volatility. By early May, long-term bond yields had climbed above the psychologically important 7.0% level for the first time in nearly a year. At the end of May, interest rates began to stabilize and Treasury prices remained in a narrow trading range throughout the summer and fall. During September and October, however, interest rates retreated and the bond market strengthened. The rebound was primarily due to evidence of a slowing U.S. economy and strong demand for Treasury bonds from the central banks of China, Japan and Germany, which accelerated their purchases dramatically toward the end of the period. By the end of October, prices of 30-year Treasuries broke out of the trading range that had persisted for over six months.

After a Weak Start, Economic Growth Rebounded, Then Moderated

    In late 1995, the economy was anemic, with weak consumer and capital spending contributing to a fourth-quarter real Gross Domestic Product (GDP) growth of only 0.3% (annualized). During the first quarter of 1996, harsh winter weather and the General Motors strike continued to restrain economic growth. Despite these adverse conditions, the economy advanced faster than expected, with first-quarter real GDP growth reported at 2.0% (annualized). Momentum accelerated more dramatically during the second quarter, as industrial activity, automobile sales and home sales all showed significant improvement. As a result, second-quarter GDP rose a robust 4.7% (annualized), its highest rate in two years.

    The economy's torrid growth cooled markedly during the third quarter, with annualized real GDP at a revised 2.0%, largely due to lackluster consumer spending and a widening U.S. trade deficit. In October some evidence of a slowdown continued, with housing starts falling to their lowest level in a year and U.S. capacity utilization also down. However, consumer confidence remained high against a backdrop of low unemployment and higher household income. These indicators led some economists to interpret October's retail sales numbers (up a scant 0.2%) as a "breather" they expected to be followed by stronger holiday shopping, while others were concerned about a more prolonged period of restrained spending. Despite investors' earlier fears of increased inflationary

--------------------------------------------------------------------------------------------
Table of Contents

Market Overview                              1      Financial Statements                 24
Goldman Sachs Government Income Fund         4      Notes to Financial Statements        28
Goldman Sachs Global Income Fund            11      Financial Highlights                 36
Goldman Sachs Municipal Income Fund         17
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Letter to Shareholders (continued)

--------------------------------------------------------------------------------
pressures and the fact that in October the producer and consumer price indexes were up 0.4% and 0.3%, respectively, inflation remained subdued throughout the period.

The Fed Remained Neutral After Easing in December and January

    In response to generally poor year-end 1995 economic conditions, the U.S. Federal Reserve cut the Federal funds rate by 25 basis points in December 1995 and an additional 25 basis points in January 1996. The Fed then remained neutral from February through the end of the period, leaving the Federal funds rate at 5.25% as of October 31, 1996.

    During the period under review, the yield curve shifted upward everywhere but at the shortest end, where it steepened. The yield on six-month Treasury bills fell from 5.55% on October 31, 1995 to approximately 5.26% on October 31, 1996. For the same time period, the yield on the 30-year U.S. Treasury bond rose from 6.33% a year ago to 6.64%. For the 12-month period ended October 31, 1996, the total returns of one-year and 30-year Treasuries were 5.84% and 0.72%, respectively.

Historical Treasury Yield Curve

                           [LINE GRAPH APPEARS HERE]

        GS Retail Treasury Bar Chart
                    10/31/95         10/31/96
3-Month                 5.49%            5.13
6-Month                 5.55             5.26
         1              5.54              5.4


         2              5.61             5.73


         3              5.68             5.86




         5              5.81             6.07





        10              6.02             6.34





        30              6.33             6.64

Source: Bloomberg, L.P.

The yield curve steepened on the short end and shifted upward on the longer end.

The Dollar's Climb Versus the Mark and the Yen
Continued

    During the period under review, the U.S. dollar appreciated against both the Deutsche mark and Japanese yen, rising more against the yen. The dollar strengthened relative to the mark as the Bundesbank progressively edged rates lower during the period to stimulate the sluggish German economy, reaching a 15-month high against the mark in May. By October, the dollar had retreated slightly as further Bundesbank cuts became less likely. In contrast, the dollar's climb against the yen continued through the end of October, when it reached a three-and-a-half-year high. The yen's weakness was primarily due to the softness in Japan's economic recovery. However, in November the yen rose against the dollar as Japanese officials made it clear that they believed the yen had weakened enough.

Outlook: Moderate Economic Growth for the Near Term

    The recent economic weakness and the tame third-quarter labor cost report increase the likelihood that the Fed will defer any changes in monetary policy until 1997. Although a more extended slowdown is possible, as of this writing, Goldman Sachs' economists believe a resumption of growth is likely if consumer spending rebounds by year-end and the trade deficit does not significantly widen. On the fiscal front, the bond market environment should benefit from the recent election results with President Clinton balanced by a Republican-controlled Congress, which points toward continued budgetary restraint.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Letter to Shareholders (continued)



--------------------------------------------------------------------------------
    We appreciate your confidence in the Goldman Sachs Fixed Income Funds and we look forward to continuing to serve your investment needs in the future.

Sincerely,



/s/ David B. Ford
David B. Ford
Co-Head, Goldman Sach Asset Management




/s/ John P. McNulty
John P. McNulty
Co-Head, Goldman Sachs Asset Management



/s/ Sharmin Mossavar-Rahmani
Sharmin Mossavar-Rahmani
Chief Investment Officer - Fixed Income Investments
Goldman Sachs Asset Management

November 29, 1996
--------------------------------------------------------------------------------

Letter to Shareholders
--------------------------------------------------------------------------------
Goldman Sachs Government Income Fund



--------------------------------------------------------------------------------
Investment Objective

     The Goldman Sachs Government Income Fund seeks to provide shareholders with a high level of current income consistent with safety of principal. Under normal conditions, at least 65% of the portfolio's total assets will be invested in U.S. government securities and in repurchase agreements collateralized by such securities. The fund may also invest in securities of nongovernmental issuers, including asset-backed securities, privately issued mortgage-backed securities and corporate debt obligations. Such securities will be rated triple-A at the time of investment or, if unrated, deemed to be of comparable quality by Goldman Sachs Asset Management, the fund's investment adviser. The fund's interest rate sensitivity is expected to be comparable to that of a five-year bond.

Mortgage-Backed Securities Strengthened Amid Slowing Prepayments

     During the 12-month period under review, the performance of mortgage-backed securities (MBSs) was closely linked to the changing direction of interest rates. From November 1995 through February 1996, declining interest rates spurred homeowners to switch to long-term, fixed rate mortgages, resulting in a high level of refinancing activity and widening spreads between MBSs and Treasuries. Long-term interest rates began to rise at the end of January and prepayments peaked in February. Throughout the spring, the mortgage-backed securities market strengthened due to declining prepayment fears, and adjustable rate mortgages (ARMs) and fixed rate mortgage pass-throughs continued to do well when rates stabilized during the summer. However, the direction of interest rates reversed course beginning in September, and by the end of October, rates on 30-year mortgages had slipped below 8%. The decline increased some homeowners' incentive to refinance, but rates continued to be significantly above their levels of a year earlier and "seasoned" mortgage-backed securities (securities backed by older mortgages that typically have lower prepayment risk) continued to do well. In addition, the market's technical balance remained strong, with prices supported by healthy investor demand coupled with no significant new issuance.

Performance Review: Fund Performed Well Due to Mortgage-and Asset-Backed Securities

     During the 12-month period ended October 31, the fund's Class A shares outperformed the benchmark, the Lehman Brothers Government/Mortgage Index (the "Index") due to favorable results from the fund's positions in collateralized mortgage obligations (CMOs) and asset-backed securities (ABSs). The fund's Class B shares, which opened on May 1, 1996 when interest rates were still rising, also achieved positive returns.

     The fund performed well compared with its peers. The fund's Class A shares ranked eighth out of 124 intermediate U.S. government income funds based on total return for the 12 months ended October 31, 1996, according to Lipper Analytical Services, Inc. (Please note that Lipper rankings do not take sales charges into account and that past performance is not a guarantee of future results. Class B shares were not ranked for this period because they were in existence less than 12 months.)

--------------------------------------------------------------------------------
Performance Summary
--------------------------------------------------------------------------------
                                               Class A        Class B*
                                              (10/31/95-      (5/1/96-
                                               10/31/96)      10/31/96)
                                               ---------      ---------
Total Return (based on net asset value)          5.80%          4.85%
--------------------------------------------------------------------------------
  Return From Monthly Distributions              6.56%          3.01%
--------------------------------------------------------------------------------
  Return From Price Depreciation/               -0.76%          1.84%
   Appreciation
--------------------------------------------------------------------------------
Total Return of Lehman Brothers
  Government/Mortgage Index                      5.74%          5.12%
--------------------------------------------------------------------------------
NAV (as of 10/31/96)                            $14.36         $14.37
--------------------------------------------------------------------------------
NAV Change                                      -$0.11         +$0.26
--------------------------------------------------------------------------------

* New share class opened during the period.

Portfolio Composition and Investment Strategies

     During the period under review, we significantly reduced the portfolio's holdings of U.S. Treasuries in favor of mortgage-backed and asset-backed securities.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Goldman Sachs Government Income Fund (continued)



--------------------------------------------------------------------------------
                 Portfolio Composition as of October 31, 1996*


                           [PIE CHART APPEARS HERE]

Agency Debentures                       0.4%
Repos/Cash Equivalents                  1.1%
U.S. Treasuries                        16.2%
Asset-Backed Securities                19.9%
CMOs                                   22.0%
Fixed Rate Mortgage Pass-Throughs      40.4%

* The percentages shown are of total portfolio investments that have settled and include an offset to cash equivalents relating to unsettled trades. These percentages may differ from those in the accompanying Statement of Investments, which reflect portfolio holdings as a percentage of net assets.

 .    Fixed Rate Mortgage Pass-Throughs. The fund's single largest position as of
October 31, 1996 was in fixed rate mortgage pass-throughs at 40.4% (nearly unchanged from a year ago), which was overweighted relative to the Index allocation of 36.4%. Overall, the fund benefited from the sector's incremental yield compared with similar-duration Treasury securities. Although pass-throughs suffered from a high rate of mortgage prepayments when the period began, the sector improved when interest rates began to rise at the end of January.

     During the period, we occasionally used mortgage dollar rolls, which helped the portfolio to benefit from short-term supply and demand imbalances in the mortgage settlement process. (Mortgage dollar rolls refer to transactions that involve selling mortgage securities owned by the fund and simultaneously contracting to buy back similar mortgage securities with the same coupon on a specified future date -- usually one month forward.) At all times, we "cover" the mortgage dollar rolls by keeping cash or high-grade liquid debt securities equal to the dollar amount of the forward commitment in a segregated account with the fund's custodian.

 .    CMOs. As of October 31, the fund's allocation in CMOs was 22.0%, up from
7.7% a year ago. These securities included sequential-pay/support CMOs (13.0%), a position we initiated in February, which offered relative stability and attractive spreads compared with Treasuries. We cut the portfolio's allocation in planned amortization class (PAC) CMOs to 5.5% from 6.3% a year ago in favor of other sectors that offered greater relative value. We also held very small positions in inverse floaters, interest-only (IO) and principal-only (PO) securities, discussed below.

 .    Asset-Backed Securities. The portfolio's ABS holdings, which were primarily issues backed by credit card and automobile debt, represented 19.9% of the portfolio, up from 14.3% a year ago. This position consisted of short-term, triple-A-rated issues that offered attractive incremental yield over similar-duration Treasuries. The ABS market began the period on a weak note, as concerns surrounding credit card delinquencies impacted the sector during November and December 1995. From January through the end of the period, these uncertainties faded and the sector strengthened. Spreads between ABSs and Treasuries tightened, as the ABS market benefited from strong investor demand from a variety of sources: foreign banks, insurance companies and an increasing number of corporate and CMO "crossover" accounts. ABS supply was robust as well, with a wide variety of innovative new issues across a range of maturities, collateral types and structures, but demand kept pace.

 .    U.S. Treasuries and Repurchase Agreements/Cash Equivalents. We reduced the fund's allocation in U.S. Treasuries and repurchase agreements/cash equivalents to take advantage of securities in other sectors that offered better relative value. As of October 31, Treasuries accounted for 16.2% of the portfolio, significantly

--------------------------------------------------------------------------------

Letter to Shareholders
--------------------------------------------------------------------------------
Goldman Sachs Government Income Fund (continued)



--------------------------------------------------------------------------------
underweighted relative to the Index (55.4%), while cash equivalents were a 1.1% position.

 .    Agency Debentures. During the period, we reduced the fund's holdings in agency debentures (bonds issued by agencies of the U.S. government) to a scant 0.4% because we determined that the sector's tight spreads compared with Treasuries did not offer attractive return potential.

 .    Issuer Composition. The breakdown of the portfolio's mortgage-backed security holdings by issuer was 23.3% in Federal National Mortgage Association
(FNMA) issues, 14.0% in Government National Mortgage Association (GNMA) issues, 9.8% in Federal Home Loan Mortgage Corporation (FHLMC) issues and 15.3% in private issues.

 .    Credit Quality. As of October 31, U.S. government and agency securities accounted for 66.6% of the portfolio, triple-A-rated securities were 32.3% of the portfolio and cash equivalents were 1.1% of the portfolio.

 .    Prudent Use of Derivatives. As noted, sequential-pay/ support and PAC CMOs, which are generally considered to be lower risk derivative instruments, accounted for 13.0% and 5.5% of the portfolio, respectively. The portfolio also held inverse floaters (1.3%) for their potential to add incremental yield, as well as a "combo" consisting of minor positions in interest-only and principal-only CMOs. When IOs are held along with POs, they can produce a position with a similar risk profile as a fixed rate mortgage pass-through but with a higher yield. In addition, we used futures as a tool to help manage the portfolio's duration.

 . Duration. The fund's duration as of October 31 was 4.5 years, in line with the Index. We carefully manage the fund's duration to approximate that of the Index rather than attempting to make interest rate predictions. Instead, we seek excess return over the Index through our sector weightings and specific security selection.

Fund Outlook
     We have a cautiously optimistic view of the mortgage pass-through market in general. Certain segments continue to be attractively valued, and we believe that our current seasoned holdings should fare well relative to other sectors if interest rates continue to fall and prepayments increase. We have a neutral outlook for the CMO sector in general, which we believe does not offer significant value over mortgage pass-throughs. However, we continue to identify specific CMO securities that present attractive investment opportunities. In the ABS market, significant spread premiums relative to comparably rated corporate securities are expected to continue to buoy investor demand. In addition, Fed surveys indicate that banks have been tightening their underwriting standards over the last three quarters, which should help to allay lingering investor concerns surrounding consumer credit card delinquencies. During the coming year, we will continue to actively allocate the portfolio's assets among the various fixed income sectors as their relative value changes.

Distribution Policy
     The fund's Class A shares paid out monthly distributions of approximately $0.92 per share during the 12-month period ended October 31, 1996. From their inception on May 1, 1996 through October 31, 1996, the fund's Class B shares paid out approximately $0.41 per share. Dividends are declared daily and paid on a monthly basis. The fund distributes substantially all of its taxable income, as is required for all investment companies.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Goldman Sachs Government Income Fund (continued)



--------------------------------------------------------------------------------
     We thank you for your support and look forward to continuing to serve your investment needs in the future.

Sincerely,



/s/ Jonathan A. Beinner

Jonathan A. Beinner



/s/ Erica Adelberg

Erica Adelberg



/s/ James B. Clark

James B. Clark

Portfolio Managers
Goldman Sachs Government Income Fund
November 29, 1996

--------------------------------------------------------------------------------

Goldman Sachs Trust
--------------------------------------------------------------------------------
Goldman Sachs Government Income Fund
October 31, 1996


--------------------------------------------------------------------------------

In accordance with the requirements of the Securities and Exchange Commission, the following data is supplied for the periods ended October 31, 1996. The performance for the Goldman Sachs Government Income Fund (assuming both the maximum sales charge of 4.5% and no sales charge for Class A shares and the maximum redemption fee of 5% and no redemption fee for the Class B shares), is compared with its benchmarks--the Lehman Brothers Mutual Fund Government/Mortgage Index ("Lehman Gov't/MBS Index") and the Lehman Brothers Mutual Fund General U.S. Government Index ("Lehman U.S. Gov't Index"). All performance data shown represents past performance and should not be considered indicative of future performance which will fluctuate as market conditions change. The investment return and principal value of an investment will fluctuate with changes in market conditions so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                        HYPOTHETICAL $10,000 INVESTMENT

                                 Class A/(a)/

                           [LINE GRAPH APPEARS HERE]

                  Class A Shares   Class A Shares     Lehman        Lehman
                    (no sales         (w/sales       Gov't/MBS    U.S. Gov't
   Date              charge)           charge)         Index         Index
-----------------------------------------------------------------------------
   3/1/93            $10,000          $ 9,550         $10,000      $10,000
 10/31/93             10,506           10,033          10,584       10,699
 10/31/94             10,192            9,734          10,267       10,220
 10/31/95             11,710           11,183          11,819       11,792
 10/31/96             12,392           11,834          12,500       12,395

                                    Class B

                           [LINE GRAPH APPEARS HERE]

                  Class B Shares   Class B Shares     Lehman        Lehman
                  (no redemption   (w/redemption     Gov't/MBS    U.S. Gov't
   Date               charge)          charge)         Index         Index
-----------------------------------------------------------------------------
   5/1/96            $10,000          $10,000         $10,000      $10,000
 10/31/96             10,485            9,985          10,512       10,508


                                     ----------------------------------------
                                            Average Annual Total Return
                                     ----------------------------------------
                                        One Year        Since Inception/(b)/
-----------------------------------------------------------------------------
Class A, excluding sales                  5.80%                6.72%
  charge
-----------------------------------------------------------------------------
Class A, including sales                  1.06%                5.41%
  charge
-----------------------------------------------------------------------------
Class B, excluding
  redemption charge                        N/A                 4.85%/(c)/
-----------------------------------------------------------------------------
Class B, including
  redemption charge                        N/A                (0.15%)/(c)/
-----------------------------------------------------------------------------

/a/ For comparative purposes, initial investments are assumed to be made on the first day of the month following the Fund's commencement of operations.
/b/ Class A and Class B shares commenced operations February 10, 1993 and May 1,
    1996, respectively.
/c/ An aggregate total return (not annualized) is shown instead of an average annual total return since the B Class has not completed a full twelve months of operations.

--------------------------------------------------------------------------------

Statement of Investments
--------------------------------------------------------------------------------
Goldman Sachs Government Income Fund
October 31, 1996

--------------------------------------------------------------------------------
 Principal               Interest               Maturity
  Amount                   Rate                   Date                Value
================================================================================
Mortgage Backed Obligations--55.5%
Federal Home Loan Mortgage Corp.(FHLMC)--10.3%
$ 3,000,000                7.50%              TBA 30-Yr/(a)/       $ 3,010,290
--------------------------------------------------------------------------------
Federal National Mortgage Association (FNMA)--16.5%
$   989,360                7.00               02/01/26             $   970,493
    831,317                8.50               07/01/26                 860,147
    168,683                8.50               09/01/26                 174,533
  1,000,000                7.00               TBA 30-Yr/(a)/         1,034,680
  2,000,000                8.00               TBA 30-Yr/(a)/         2,040,000
--------------------------------------------------------------------------------
                                                                   $ 5,079,853
--------------------------------------------------------------------------------
Government National Mortgage Association
  (GNMA)--14.1%
$   939,735                7.00%              08/15/23             $   927,115
    353,966                9.00               TBA 30-Yr/(a)/           377,748
  1,363,733                7.50               TBA 30-Yr/(a)/           995,228
  2,000,000                8.00               TBA 30-Yr/(a)/         2,045,000
--------------------------------------------------------------------------------
                                                                   $ 4,345,091
--------------------------------------------------------------------------------
Collateralized Mortgage Obligations--26.4%
Interest Only--0.7%
FNMA Interest-Only Stripped Security, Series 151, Class 2
$   712,363/(b)/           9.50%              07/25/22             $   225,926
--------------------------------------------------------------------------------
Inverse Floater--1.3%
FNMA Remic Trust, Series 1992-62, Class S
    404,038               10.00%/(c)/         05/25/99                 413,699
--------------------------------------------------------------------------------
Planned Amortization Class (PAC)--5.4%
FNMA Remic Trust, Series 1993-160, Class PG
  1,000,000                6.30%              09/25/18                 987,500
GE Capital Mortgage Services, Inc. Series 1994-11, Class A1
    693,546                6.50               03/25/24                 694,191
--------------------------------------------------------------------------------
                                                                   $ 1,681,691
--------------------------------------------------------------------------------
Principal Only--1.4%
FNMA Remic Trust, Series G-35, Class N
    575,000/(e)/           5.28%              10/25/21                 415,369
--------------------------------------------------------------------------------
Sequential Fixed Rate CMOs--2.9%
Citicorp Mortgage Securities Series 1993-11, Class A6
    907,177                6.25%              09/25/08                 880,207
--------------------------------------------------------------------------------
Support--13.2%
Bear Stearns Mortgage Securities, Inc., Series 1996-7, Class AD
$   988,793                6.50%              11/27/23                 900,395
GE Capital Mortgage Services, Inc. Series 1994-10, Class A22
    996,703                6.50               03/25/24                 874,966
Housing Securities, Inc. Series 1994-1, Class A13
  1,455,585                6.50               03/25/09               1,370,928
Prudential Securities Series 1995-2, Class A
    916,596                5.76               11/15/15                 918,243
--------------------------------------------------------------------------------
                                                                   $ 4,064,532
--------------------------------------------------------------------------------
   Total Collateralized Mortgage Obligations                       $ 7,681,424
--------------------------------------------------------------------------------
Total Mortgage Backed Obligations
  (Cost $16,959,996)                                               $17,106,368
--------------------------------------------------------------------------------
Asset-Backed Securities--16.6%
Chemical Bank Master Credit Card Trust, Series 1995-2, Class A
$   720,000                6.23%              06/15/03             $   717,746
Fingerhut Master Trust, Series 1996-1, Class A
    590,000                6.45               02/20/02                 593,870
Ford Credit Auto Loan Master Trust, Series 1996-1, Class A
    650,000                5.50               02/15/03                 629,077
MBNA Master Credit Card Trust, Series 1991-1, Class A
    245,000                7.75               10/15/98                 245,688
Navistar Financial Corp. Owner Trust, Series 1995-A, Class A2
    304,971                6.55               11/20/01                 306,780
Olympic Automobile Receivables Trust, Series 1994-B, Class A2
    540,182                6.85               06/15/01                 544,666
Premier Auto Trust, Series 1993-6, Class A2
    403,341                4.65               11/02/99                 398,675
Premier Auto Trust, Series 1994-1, Class A3
    310,533                4.75               02/02/00                 308,592
Sears Credit Account Master Trust, Series 1995-2, Class A
    460,000                8.10               06/15/04                 483,000
Standard Credit Card Trust, Series 1990-3, Class A
    860,000                9.50               07/10/98                 875,583
--------------------------------------------------------------------------------
Total Asset-Backed Securities
  (Cost $5,174,476)                                                $ 5,103,677
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

Statement of Investments
-------------------------------------------------------------------------------
Goldman Sachs Government Income Fund (continued)
October 31, 1996

-------------------------------------------------------------------------------
 Principal                 Interest             Maturity
  Amount                     Rate                 Date                  Value
===============================================================================
U.S. Government Agency Obligations--0.4%
Federal Home Loan Mortgage Corp. (FHLMC)
$  110,000                   8.20%              01/16/98            $   110,636
-------------------------------------------------------------------------------
Total Government Agency Obligations
  (Cost $113,163)                                                   $   110,636
-------------------------------------------------------------------------------
U.S. Treasury Obligations--15.9%
United States Treasury Bonds/(d)/
$  360,000                   8.75%              05/15/17            $   440,550
   280,000                   8.75               08/15/20                345,668
United States Treasury Notes/(d)/
 2,210,000                   7.38               11/15/97              2,249,360
   700,000                   5.88               04/30/98                702,184
   700,000                   6.88               08/31/99                717,500
United States Treasury Principal-Only Stripped Securities/(e)/
   230,000                   6.41               11/15/04                138,344
 1,550,000                   6.95               05/15/20                307,570
-------------------------------------------------------------------------------
Total U.S. Treasury Obligations
  (Cost $4,910,644)                                                 $ 4,901,176
-------------------------------------------------------------------------------
Repurchase Agreement--27.0%
Joint Repurchase Agreement Account/(d)/
$8,400,000                  5.58%              11/01/96            $ 8,400,000
-------------------------------------------------------------------------------
Total Repurchase Agreement
  (Cost $8,400,000)                                                 $ 8,400,000
-------------------------------------------------------------------------------
Total Investments
  (Cost $38,555,545/(f)/)                                           $38,632,147
===============================================================================
Futures contracts open at October 31, 1996 are as follows:

                              Number of
                              Contracts         Settlement          Unrealized
          Type                Long(/g/)            Month               Gain
--------------------------  -------------    -----------------      -----------
Euro Dollars                      3            September 1997         $2,850
5 Year U.S. Treasury Notes        4            December 1996           3,000
10 Year U.S. Treasury Notes       2            December 1996           8,313
U.S. Long Term Bond              14            December 1996          60,437
                                                                   ------------
                                                                     $74,600
===============================================================================
Federal Income Tax Information:
Gross unrealized gain for investments in which
  value exceeds cost                                                 $  260,565
Gross unrealized loss for investments in which cost exceeds
  value                                                                (195,408)
-------------------------------------------------------------------------------
Net unrealized gain                                                  $   65,157
===============================================================================

/(a)/TBA (To Be Assigned) securities are purchased on a forward commitment basis with an approximate (generally +/-2.5%) principal amount and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.
/(b)/Represents security with notional or nominal principal amount. The actual effective yield of this security is different than the stated rate due to the amortization of related premiums.
/(c)/Variable rate security. Coupon rate disclosed is that which is in effect at
     October 31, 1996.
/(d)/Portions of these securities are being segregated for open TBA purchases, open futures contracts and futures margin requirements.
/(e)/The interest rate disclosed for these securities represents effective yields to maturity.
/(f)/The aggregate cost for federal income tax purposes is $38,566,990. /(g)/Each 10-Year U.S. Treasury Note, 5-Year Treasury Note and U.S. Treasury
     Bond contract represents $100,000 in notional par value. Each Euro Dollar contract represents $1,000,000 in notional par value. The total notional amount and market value are $5,000,000 and $2,936,825, respectively. The determination of notional amounts and market value as presented here are indicative only of volume of activity and not a measure of market risk.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.


-------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Letter to Shareholders
--------------------------------------------------------------------------------
Goldman Sachs Global Income Fund


--------------------------------------------------------------------------------
Investment Objective

     The Goldman Sachs Global Income Fund seeks high total return, composed of both current income and capital appreciation. The fund is permitted to invest in government and other high-quality (double-A or better) fixed income securities issued in the United States and in foreign markets. The fund has the additional flexibility to invest in sovereign (government) debt rated single-A (or better) or deemed to be of comparable quality. The maximum duration of the fund is 7.5 years and its approximate interest rate sensitivity is comparable to that of a six-year bond. Under normal market conditions, the fund's neutral position is to be fully hedged into U.S. dollars to best serve the needs of U.S. shareholders. However, the fund may engage in currency transactions, both to hedge exchange rate risk and to seek to enhance returns.

European Bond Markets Achieved the Strongest Performance While Treasuries Lagged

     During the 12 months ended October 31, 1996, global bonds generally performed well, particularly during the second half of the period, with a number of markets achieving extremely strong returns. Most international bond markets have outperformed the United States, thus illustrating the benefits of diversification.

     The European higher yielding bonds (Italy, Spain and Sweden) were the best performers of all the major bond markets during the period, while most of the other European bond markets achieved good, albeit more modest, returns (hedged into U.S. dollars). In general, European bond markets benefited from an accommodative environment of sluggish economic growth and low inflation. European bonds were also buoyed by tighter fiscal policies, as several European countries attempted to reduce their deficits enough to qualify for European monetary union. To counter less government spending, several countries (notably Germany) attempted to stimulate economic growth by lowering their interest rates.

     The total return of Japanese Government Bonds (JGBs) during the period under review was lower than those of most European bond markets but still favorable (hedged into U.S. dollars). After lackluster performance during the first half of the period amid fears of accelerating growth, JGBs experienced a volatile, halting recovery when Japan's economy showed signs of weakening during the summer and fall of 1996.

     U.S. Treasuries underperformed all of the major bond markets. Though Treasuries performed well in November and December 1995, accelerating economic growth triggered a sharp correction from January through May 1996. The U.S. bond market partially recovered when it rallied during September and October, but it continued to lag. Within the dollar bloc, Canadian bonds did particularly well during the period, reflecting a continuing easing of monetary policy by the Bank of Canada, a strong currency and a relatively weak economy.

Performance Review: Favorable Country Allocations Benefited Fund Performance

     During the period under review, the Goldman Sachs Global Income Fund's Class A and Institutional shares outperformed the fund's benchmark, the J.P. Morgan Global Government Bond Index (hedged into U.S. dollars) (the "Index"). The Index covers 14 major bond markets and reflects their currency exposures. That favorable performance relative to the benchmark was primarily due to the fact that during most of the period the fund was overweighted in European bonds and moderately underweighted in U.S. Treasuries.

     The fund's Class B shares, which began operations on May 1, 1996 while U.S. interest rates were still rising, underperformed the benchmark.


--------------------------------------------------------------------------------

Letter to Shareholders
--------------------------------------------------------------------------------
Goldman Sachs Global Income Fund (continued)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Performance Summary
--------------------------------------------------------------------------------

                                       Class A      Class B*      Institutional
                                      (10/31/95-    (5/1/96-       (10/31/95-
                                       10/31/96)    10/31/96)       10/31/96)
                                       --------     --------        --------
Total Return (based on net asset         11.05%        6.24%          11.55%
  value)
--------------------------------------------------------------------------------
  Return From Monthly                    10.50%        2.68%          11.07%
   Distributions
--------------------------------------------------------------------------------
  Return From Price Appreciation          0.55%        3.56%           0.48%
--------------------------------------------------------------------------------
Total Return of J.P. Morgan              10.06%        6.53%          10.06%
  Global Government Bond Index
--------------------------------------------------------------------------------
NAV (as of 10/31/96)                     $14.53       $14.53          $14.52
--------------------------------------------------------------------------------
NAV Change                               +$0.08       +$0.50          +$0.07
--------------------------------------------------------------------------------

* New share class opened during the period.

     Though the portfolio is typically fully hedged into U.S. dollars, we occasionally employed currency strategies during the period. These included the initiation of a long position in the U.S. dollar against the yen and European currencies, which helped the fund's performance when the dollar strengthened during the period.

Portfolio Composition and Investment Strategies

              Portfolio Composition as of October 31, 1996*

                           [PIE CHART APPEARS HERE]
                  Sweden                           1.9%
                  Denmark                          2.5%
                  Spain                            2.6%
                  Netherlands                      2.6%
                  Ireland                          2.7%
                  Italy                            5.7%
                  U.K.                             6.3%
                  Japan                            9.0%
                  Germany                         15.0%
                  Cash                            15.4%
                  U.S.                            36.3%

* The percentages shown are of total portfolio investments that have settled and include an offset to cash equivalents relating to unsettled trades. These percentages may differ from those in the accompanying Statement of Investments, which reflect portfolio holdings as a percentage of net assets.

 .    Dollar Bloc. As of October 31, 1996, U.S. Treasuries were the fund's sole allocation in the dollar bloc countries. However, during the period, we intermittently held positions in Canadian and Australian bonds.

     U.S. During most of the period, the portfolio was underweighted in U.S. Treasuries relative to the benchmark, which worked to its advantage when the U.S. market was impacted by rising interest rates. In September and October, we raised the fund's Treasury allocation, and the shift helped performance when the Treasury market rallied during those months. As of October 31, the portfolio held a 36.3% Treasury allocation, in line with the benchmark.

     Other Dollar Bloc. The fund began the period overweighted in Canada (7.7% as of October 31, 1995). However, we reduced the position in January and liquidated the remainder in May on the expectation that Canada's current round of interest rate easing had run its course, which proved not to be the case. In July, we reestablished an overweighting in Canada, then sold the position the following month after the market rallied. During September and October, the Canadian bond market rose again on weaker economic news, but the fund did not participate. Though the fund was not invested in Australia as of October 31, it held an overweighted position at times during the period, which contributed to performance when the market strengthened in anticipation of easing monetary policy.

 .    Europe. The fund benefited from being overweighted in Europe during much of the period. After we sold part of the allocation in the region at a profit, the fund was slightly underweighted in European bonds relative to the Index, 39.3% versus 43.9%, as of October 31.

     Germany. Germany's economic growth was anemic during the first half of the period, with real GDP declining during the fourth quarter of 1995 and the first quarter of 1996. To help stimulate growth amid a tight fiscal policy, the Bundesbank aggressively cut interest rates, which proved only modestly successful as high unemployment and weak manufacturing activity continued to persist. To

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Goldman Sachs Global Income Fund (continued)


--------------------------------------------------------------------------------
participate in Germany's favorable bond market environment, we significantly overweighted our holdings at 15.0% (versus 9.6% for the Index), preferring Germany over France in the core European markets.

     Italy, Spain and Sweden. During the period, we increased the fund's allocation in the higher yielding European markets, then trimmed its exposure after these markets became less favorably valued. In January, we initiated a position in Italy, which was attractive due to its tight fiscal policy, expected interest rate cuts and better than anticipated inflation data. As of October 31, Italy was overweighted relative to the benchmark, 5.7% versus 5.2%, and it significantly benefited the fund as it proved to be the best performing bond market during the period. Spain, another top-performing bond market, was cut to a 2.6% position as of October 31 after we determined the market fully reflected expectations that Spain would meet the criteria for European monetary union. We also benefited by establishing and maintaining an overweighted position in Sweden during most of the period, then subsequently reduced the position to 1.9%, nearly in line with the benchmark.

     U.K. The U.K.'s economy was sluggish during much of the period, but by September economic activity began to rebound, particularly in the consumer sector. In anticipation of renewed inflationary pressures, as well as political uncertainty related to the forthcoming general election, we sold approximately half of the portfolio's U.K. position during the period. As of October 31, the portfolio's 6.3% U.K. weighting was in line with the benchmark.

     Ireland, the Netherlands and Denmark. Small, new positions added during the period included Ireland (2.7%), the Netherlands (2.6%) and Denmark (2.5%). Like the rest of Europe, these countries had attractive bond market environments, and they contributed to the fund's performance. We believe Ireland is particularly attractive as it has an exemption on its debt level, enabling it to join European monetary union (EMU) on the first round.

     France. Over the course of the year we reduced the fund's position in France, finally liquidating our remaining holdings in July, in favor of German bonds that we believed were more attractively valued. Unfortunately, this strategy was not successful when France subsequently outperformed Germany.

     Belgium. Belgium, a 3.5% allocation last year, performed well and we trimmed the position over the course of the year. In October, we sold the fund's remaining holdings in Belgium in favor of the Netherlands, which our analysis determined offered greater total return potential.

 .    Japan. JGBs accounted for 9.0% of the portfolio, significantly underweighted compared with the benchmark (15.1%), which benefited the fund when JGBs were weak during the first half of the period, but did not work in its favor when JGBs rebounded in the second half of the year. However, the fund partially participated in the Japanese bond rally through a call option on JGBs, as well as its direct investments.

 .    Cash Equivalents. The fund's allocation in cash equivalents was 15.4%, approximately the same as a year ago (16.4%). We anticipate reducing the position as we identify attractive investment opportunities.

 .    Credit Quality. The portfolio was 100% invested in triple-A-rated securities as of the end of the period.

 .    Duration. As of October 31, the fund's duration of 4.4 years was approximately a half year lower than that of the benchmark. (Duration is a measurement of the fund's sensitivity to interest rate movements; the shorter the duration, the less the fund's net asset value [NAV] should move in relation to interest rate fluctuations.) The duration difference was primarily due to the portfolio's cash equivalent position and its underweighting in Japan.


--------------------------------------------------------------------------------

Letter to Shareholders
--------------------------------------------------------------------------------
Goldman Sachs Global Income Fund (continued)


--------------------------------------------------------------------------------
Fund Outlook

    Going forward, we expect European bonds to continue to outperform U.S. Treasuries, in terms of both capital gains and yields. In general, European economies are weaker than that of the United States, with slow growth, high unemployment and tight fiscal policies. Germany's economic recovery appears intact, which makes us somewhat more cautious on German bonds at current low yield levels. Nevertheless, German bonds still offer excess returns over cash, provided German monetary policy remains on hold. Longer term, we favor the U.K. gilt, as we believe the market has overreacted to the U.K.'s lack of participation in European monetary union and its recent political uncertainty. We also have a positive longer term view of the higher yielding markets of Italy and Spain, though they have not offered investors a sufficient risk premium in recent months. As of this writing, we are neutral on U.S. Treasuries, but we will be watching for signs that the U.S. Federal Reserve expects to preempt any potential inflationary pressure with tighter monetary policy in the near future. Our analysis indicates that after their spectacular run, Canadian bonds do not offer attractive relative value, but we are considering reestablishing a position in Australia, which is experiencing slowing growth and waning inflationary pressures. We expect to remain underweighted in Japan because we anticipate that its economic recovery will resume despite recent weakness, opening the possibility for monetary tightening. With JGBs currently yielding just under 3%, our analysis indicates that we would not be adequately compensated for their level of risk.

Distribution Policy

     During the 12-month period under review, the fund's Class A and Institutional shares paid out distributions of $1.43 and $1.50 per share, respectively. From their inception on May 1, 1996 through October 31, 1996, the fund's Class B shares paid out $0.36 per share. The fund declares and pays dividends on a monthly basis. The fund distributes substantially all of its taxable income, as is required for all investment companies.

     As always, we will utilize the resources of Goldman, Sachs & Co.'s London-based Economics Research Group for economic and market trend analysis as we continue to seek out attractive global bond investment opportunities. We appreciate your investment in the Goldman Sachs Global Income Fund and look forward to continuing to help you achieve your investment goals.

Sincerely,


/s/ Stephen C. Fitzgerald

Stephen C. Fitzgerald
Portfolio Manager, Fixed Income Investments


/s/ Andrew F. Wilson

Andrew F. Wilson
Portfolio Manager, Fixed Income Investments

/s/ Gareth I. Evans

Gareth I. Evans
Portfolio Manager, Currency

Goldman Sachs Global Income Fund
London, November 29, 1996


--------------------------------------------------------------------------------

Goldman Sachs Trust
--------------------------------------------------------------------------------
Goldman Sachs Global Income Fund
October 31, 1996

--------------------------------------------------------------------------------

In accordance with the requirements of the Securities and Exchange Commission, the following data is supplied for the periods ended October 31, 1996. The performance for the Goldman Sachs Global Income Fund (assuming both the maximum sales charge of 4.5% and no sales charge for the Class A shares, the first year maximum redemption fee of 5% and no redemption fee for the Class B shares and net asset value for the Institutional shares) is compared with its benchmark-- the J.P. Morgan Global Government Bond Index hedged to U.S. Dollars ("J.P. Morgan GGB Index-$ Hedged"). All performance data shown represents past performance and should not be considered indicative of future performance which will fluctuate as market conditions change. The investment return and principal value of an investment will fluctuate with changes in market conditions so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                       HYPOTHETICAL $10,000 INVESTMENT

                             [CHART APPEARS HERE]

                              Class A Shares (a)

                   Class A Shares     Class A Shares   J.P. Morgan GGB Index-
                  (no sales charge)  (w/sales charge)        $ Hedged
  09/01/91            $10,000             $9,500              $10,000
  10/31/91            $10,145             $9,688              $10,263
  10/31/92            $11,034            $10,538              $11,156
  10/31/93            $12,220            $11,670              $12,509
  10/31/94            $11,672            $11,146              $12,051
  10/31/95            $13,432            $12,827              $13,903
  10/31/96            $14,921            $14,250              $15,306

                                Class B Shares

                             [CHART APPEARS HERE]

                 Class B Shares         Class B Shares      J.P. Morgan GGB
             (no redemption charge)  (w/redemption charge)  Index-$ Hedged
 05/01/96           $10,000                $10,000              $10,000
 10/31/96           $10,624                $10,124              $10,653


                             Institutional shares

                             [CHART APPEARS HERE]

                    Institutional       J.P. Morgan GGB
                       Shares           Index-$ Hedged
 08/01/95             $10,000               $10,000
 10/31/95             $10,442               $10,351
 10/31/96             $11,651               $11,395




                       ----------------------------------------------------
                                Average Annual Total Return
                       ----------------------------------------------------
                       One Year      Five Year      Since Inception(b)
---------------------------------------------------------------------------
Class A, excluding
  sales charge           11.05%          8.01%             8.02%
---------------------------------------------------------------------------
Class A, including
  sales charge            6.08%          7.02%             7.08%
---------------------------------------------------------------------------
Class B, excluding
  redemption charge         N/A            N/A             6.24%(c)
---------------------------------------------------------------------------
Class B, including
  redemption charge         N/A            N/A             1.24%(c)
---------------------------------------------------------------------------
Institutional Class      11.55%            N/A            12.95%
---------------------------------------------------------------------------

(a) For comparative purposes, initial investments are assumed to be made on the first day of the month following the Fund's commencement of operations of the Class A shares.

(b) The Class A, Class B and Institutional shares commenced operations August 2, 1991, May 1, 1996 and August 1, 1995, respectively.

(c) An aggregate total return (not annualized) is shown instead of an average annual total return since the B Class has not completed a full twelve months of operations.

--------------------------------------------------------------------------------

Statement of Investments
--------------------------------------------------------------------------------
Goldman Sachs Global Income Fund

October 31, 1996

--------------------------------------------------------------------------------
Principal                       Interest           Maturity
Amount (a)                        Rate               Date                 Value
================================================================================
Debt Obligations--83.2%
British Pound Sterling--6.2%
United Kingdom Treasury
BPS       9,000,000                8.50%           12/07/05        $ 15,573,120
--------------------------------------------------------------------------------
Danish Krone--2.5%
Kingdom of Denmark
DKK      33,000,000                9.00%           11/15/00        $  6,415,484
--------------------------------------------------------------------------------
Deutschemark--14.8%
Federal Republic of Germany
DEM       8,000,000                7.12%           12/20/02        $  5,742,980
          7,500,000                6.75            07/15/04           5,245,292
         33,000,000                6.50            10/14/05          22,549,455
          3,500,000                7.38            01/03/05           2,528,510
Treuhandanstalt
          2,000,000                6.50            04/23/03           1,388,437
--------------------------------------------------------------------------------
                                                                   $ 37,454,674
--------------------------------------------------------------------------------
Irish Pound--2.7%
Republic of Ireland
IEP       4,000,000                8.00%           10/18/00        $  6,905,421
--------------------------------------------------------------------------------
Italian Lira--5.4%
Republic of Italy
ITL  19,000,000,000               10.50%           11/01/00        $ 13,851,419
--------------------------------------------------------------------------------
Japanese Yen--8.9%
International Bank for Reconstruction &
   Development
JPY     700,000,000                6.75%           06/18/01        $  7,536,474
Japanese Developmental Bank
      1,400,000,000                6.50            09/20/01          15,019,116
--------------------------------------------------------------------------------
                                                                   $ 22,555,590
--------------------------------------------------------------------------------
Netherlands Guilder--2.5%
Dutch Government Bond
NLG      10,000,000                7.00%           06/15/05        $  6,350,937
--------------------------------------------------------------------------------
Spanish Peseta--2.5%
Government of Spain
ESP     500,000,000               10.30%           06/15/02        $  4,448,842
Kingdom of Spain
        200,000,000               10.15            01/31/06           1,804,930
--------------------------------------------------------------------------------
                                                                   $  6,253,772
--------------------------------------------------------------------------------
Swedish Krona--1.8%
Kingdom of Sweden
SEK      32,000,000                6.00%           02/09/05        $  4,489,558
--------------------------------------------------------------------------------
United States Dollar--35.9%
United States Treasury Notes
USD      10,000,000                6.88%           07/31/99        $ 10,243,700

         18,000,000                5.25            01/31/01          17,507,880

         17,000,000                6.38            03/31/01          17,196,520

          8,200,000                6.25            02/15/03           8,229,438

         10,000,000                7.88            11/15/04          10,975,000

         12,000,000                6.50            08/15/05          12,125,640

         14,000,000                7.00            07/15/06          14,616,840
--------------------------------------------------------------------------------
                                                                   $ 90,895,018
--------------------------------------------------------------------------------
Total Debt Obligations
  (Cost $206,293,080)                                              $210,744,993
--------------------------------------------------------------------------------
Short-Term Obligations--15.4%
Euro-Time Deposit
USD      38,987,507                5.50%           11/01/96          38,987,507
--------------------------------------------------------------------------------
Total Short-Term Obligations
  (Cost $38,987,507)                                               $ 38,987,507
--------------------------------------------------------------------------------
Total Investments
  (Cost $245,280,587/(b)/ )                                        $249,732,500
================================================================================

================================================================================
Federal Income Tax Information:
Gross unrealized gain for investments in which
  value exceeds cost                                                 $6,414,087
Gross unrealized loss for investments in which cost
  exceeds value                                                      (2,188,683)
--------------------------------------------------------------------------------
Net unrealized gain                                                  $4,225,404
================================================================================

/(a)/ The principal amount of each security is stated in the currency in which the bond is denominated. See below.

BPS = British Pound Sterling                   ITL = Italian Lira
NLG = Netherlands Guilder                      JPY = Japanese Yen
DKK = Danish Krone                             ESP = Spanish Peseta
DEM = Deutschemark                             SEK = Swedish Krona
IEP = Irish Pound                              USD = United States Dollar

/(b)/ The aggregate cost for federal income tax purposes is $245,507,096. The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
--------------------------------------------------------------------------------

  The accompanying notes are an integral part of these financial statements.

Letter to Shareholders
--------------------------------------------------------------------------------
Goldman Sachs Municipal Income Fund



--------------------------------------------------------------------------------
Investment Objective

     The Goldman Sachs Municipal Income Fund seeks to provide a high level of current income that is exempt from regular federal income tax, consistent with the preservation of capital. In pursuit of its objective, the fund invests in a diversified portfolio of municipal securities with a weighted average credit quality of double-A or better. The fund buys only investment-grade securities or, if unrated, deemed to be of comparable quality. Under normal interest rate conditions, the fund's duration is expected to be within one year of its benchmark, the Lehman Brothers 15-Year Municipal Bond Index. The fund's approximate interest rate sensitivity is comparable to that of a 15-year bond.

After a Weak Start, the Municipal Bond Market Strengthened

     The municipal bond market outperformed Treasuries during the 12-month period under review, though both markets came under pressure when rates rose during the first half of 1996. The average price of a 15-year municipal bond (as calculated from data provided by Municipal Market Data, an independent municipal market information provider) rose approximately 0.50%, while yields declined from 5.35% on October 31, 1995 to 5.30% on October 31, 1996.

     The municipal bond market began the period under review on a weak note. Tax reform uncertainty impacted investor demand during November and December 1995, while municipal bond supply was high due to seasonably heavy year-end issuance and relatively low interest rates. The market environment improved during January and February 1996, when fading tax reform concerns helped to revive investor interest in the sector and issuance declined. From March through the end of the period, the market's technical balance was generally healthy, though occasional spikes in supply periodically overwhelmed demand and briefly impacted performance. The largest of these surges occurred in June when supply rose to its highest level since late 1995, but subsequently both new issuance and secondary supply fell dramatically from July through September.

     On the demand side, interest in municipal bonds was generally stable until late summer and early fall. Demand from individual investors (who control approximately 65% of municipal bond ownership either through mutual funds or direct investment) began to decline when interest rates declined and municipal yields fell below the psychologically significant 6% level. In addition, property/casualty companies (who control approximately 10% of municipal bond ownership) also dropped out of the market because the sector had become somewhat unattractive relative to Treasuries. The supply drought finally abated in October when many issuers sought to take advantage of lower interest rates, and a continued weakness in demand caused municipals to underperform taxable bonds for the month.

Municipal Bond Yield Curve

                     [YIELD CURVE LINE GRAPH APPEARS HERE]

                 Year of Maturity      10/31/96      10/31/95
                 ----------------      --------      --------
                       1997                 3.6           3.9
                       1998                 3.9           4.1
                       1999                4.15           4.2
                       2000                 4.3           4.3
                       2001                 4.4           4.4
                       2002                 4.5           4.5
                       2003                 4.6           4.6
                       2004                 4.7           4.7
                       2005                 4.8           4.8
                       2006                 4.9          4.95
                       2007                   5          5.05
                       2008                 5.1          5.15
                       2009                 5.2          5.25
                       2010                5.25          5.35
                       2011                 5.3           5.4
                       2012                5.35          5.45
                       2013                 5.4           5.5
                       2014                 5.4          5.55
                       2015                5.45          5.55
                       2016                5.45          5.55
                       2017                5.45          5.55
                       2018                 5.5          5.55
                       2019                 5.5           5.6
                       2020                 5.5           5.6
                       2021                 5.5           5.6
                       2022                 5.5           5.6
                       2023                 5.5           5.6
                       2024                 5.5           5.6
                       2025                 5.5           5.6

The yield curve steepened at the short end and shifted downward at the longer end.

Performance Review: Term Structure, Sector Weightings and Security Selection Contributed to the Fund's Favorable Performance

     During the period under review, the fund's Class A shares outperformed their benchmark, the Lehman Brothers 15-Year Municipal Bond Index (the "Index"). The fund's Class B shares, which opened on May 1, 1996 while interest rates were still rising, also performed well but slightly lagged the benchmark.

--------------------------------------------------------------------------------

Letter to Shareholders
--------------------------------------------------------------------------------
Goldman Sachs Municipal Income Fund (continued)


--------------------------------------------------------------------------------
    We are pleased to report that the fund's Class A shares outperformed most of their peers. For the 12 months ended October 31, 1996, Class A shares ranked in the top 20% of general municipal debt funds (36 out of 228) based on total return, according to Lipper Analytical Services, Inc. (Please note that Lipper rankings do not take sales charges into account and that past performance is not a guarantee of future results. Class B shares were not included because they were not in existence during the entire 12-month period.)

--------------------------------------------------------------------------------
Performance Summary
--------------------------------------------------------------------------------

                                                       Class A         Class B*
                                                      (10/31/95-      (5/1/96-
                                                      10/31/96)       10/31/96)
                                                      --------        --------
Total Return (based on net asset value)                 6.13%           4.40%
--------------------------------------------------------------------------------
 Return From Monthly Distributions                      4.72%           1.98%
--------------------------------------------------------------------------------
 Return From Price Appreciation                         1.41%           2.42%
--------------------------------------------------------------------------------
Lehman Brothers 15-Year Municipal
 Bond Index                                             5.99%           4.80%
--------------------------------------------------------------------------------
NAV (as of 10/31/96)                                   $14.37          $14.37
--------------------------------------------------------------------------------
NAV Change                                             +$0.20          +$0.34
--------------------------------------------------------------------------------

* New share class opened during the period.

     The fund's positive performance during the period can be attributed to our term structure management, sector weightings and specific security selections.

 .    The portfolio's neutral term structure is "credit-barbelled," emphasizing high-quality bonds with maturities of 20 to 30 years on the long end of the yield curve and lower quality bonds with four to ten year maturities on the short end of the curve. However, during the period, we regularly adjusted the term structure to take advantage of changing market conditions. For example, when the municipal bond yield curve flattened during September and the beginning of October, we sold securities in the 20- to 30-year range in favor of 15- to 20-year bonds. In mid-October, the yield curve steepened as we anticipated, and the fund's 15- to 20-year bonds outperformed 20- to 30-year bonds. By the end of the month, when longer maturity bonds had become more attractively valued, we reestablished a more evenly distributed maturity structure.

 .    In September, we underweighted the fund's municipal bond position relative to the Index when our analysis indicated that municipal bonds had become expensive compared with Treasuries. We replaced a small percentage of the fund's duration with U.S. Treasury bond futures contracts, which we preferred over buying Treasuries directly because they allowed us to participate in a Treasury rally without incurring taxable net investment income. This strategy proved successful when municipal bonds underperformed Treasuries in October, and we returned the fund to its 100% municipal bond weighting after municipals had cheapened to an attractive level at the end of the month.

 .    The fund's performance also benefited from our extensive credit analysis.
Our research helped us identify specific investment opportunities, such as "story" bonds. These securities are often misunderstood or incorrectly valued, but can have unique security structures and attractive yield potential.

Portfolio Composition and Investment Strategies:
Revenue Bonds Were Stressed Over GOs

                 Portfolio Composition as of October 31, 1996*

                           [PIE CHART APPEARS HERE]

                 Variable Rate Demand Notes             7.6%
                 General Obligations                    5.5%
                 Insured Revenue Bonds                 34.7%
                 Revenue Bonds                         27.9%
                 Insured General Obligations           24.3%

* The percentages shown are of total portfolio investments that have settled and include an offset to cash equivalents relating to unsettled trades. These percentages may differ from those in the accompanying Statement of Investments, which reflect portfolio holdings as a percentage of net assets.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Goldman Sachs Municipal Income Fund (continued)



--------------------------------------------------------------------------------
 .    Revenue Bonds. We emphasized revenue bonds over general obligation bonds because the sector offers higher yields and better price appreciation potential. As of October 31, the fund held a 62.6% position in a combination of insured and uninsured revenue bonds, overweighted compared with the Index (53.9%). (Revenue bonds pay interest and principal out of a specific revenue stream, such as sales taxes, hospital charges, tolls, electric rates and airport fees.)

 .    General Obligation (GO) Bonds. As of October 31, the fund's GO holdings, which are backed by the general taxing power of a municipality, were underweighted relative to the Index, 29.8% versus 45.6%. Though the fund's total GO allocation was little changed from a year ago, we did increase its weighting in insured GOs (to 24.3% versus 12.6% last year) and reduced uninsured GOs (to 5.5% versus 16.6% last year) due to security-specific investment opportunities.

 .    Variable Rate Demand Notes (VRDNs). VRDNs, which are high-quality cash equivalents, were used to manage the portfolio's excess liquidity. The position accounted for 7.6% of the portfolio, nearly unchanged from last year.

 .    Credit Quality. During the period, the fund's average credit quality has remained double-A. However, in contrast to last year's emphasis on triple-A-rated bonds, this year the fund's credit quality was structured like a "barbell," with higher quality securities at the long end of the yield curve and lower quality securities (but still investment grade) at the short end. As of October 31, 70.5% of the fund was invested in triple-A-rated securities, nearly the same as a year ago, while double-A- and single-A-rated securities were reduced to 9.3% and 1.8%, respectively. In the late spring of 1996, we initiated a new position in triple-B-rated securities (the lowest credit category for investment-grade securities), which accounted for 18.4% of the portfolio by the end of the period. We used extensive credit research to identify specific securities that offered higher yields than average triple-B-rated securities, but still were of sound credit quality. The triple-B-rated position benefited the fund's performance during the period by enabling us to lock in above-market yields and providing greater price appreciation potential relative to the market. Each of these positions is monitored carefully, and we will remain vigilant for any changes in their credit quality.

Market Outlook

     We have a bullish long-term outlook for municipal bond supply, since new money issuance (bonds issued for purposes other than refunding older debt) tends to be stable and grows at the same rate as GDP. In addition, we do not anticipate a significant increase in refunding unless interest rates drop substantially. On the demand side, investor interest is likely to remain healthy, as we believe that two to four more years of divided government (a Democratic president and a Republican-controlled Congress) should avert any significant tax reform that would threaten municipal bonds' tax-exempt status.

Distribution Policy

     During the period under review, the fund's Class A shares paid out distributions of $0.65 per share. The fund's Class B shares, which opened on May 1, 1996, paid out $0.27 per share from their inception through October 31, 1996. Dividends are declared daily and paid on a monthly basis. The fund intends to distribute substantially all of its investment company tax-exempt and taxable income, as required by tax law.

--------------------------------------------------------------------------------

Letter to Shareholders
--------------------------------------------------------------------------------
Goldman Sachs Municipal Income Fund (continued)



--------------------------------------------------------------------------------
     We value your investment in the Goldman Sachs Municipal Income Fund and we look forward to reporting on the fund's progress in the coming year.



Sincerely,

/s/ Benjamin S. Thompson

Benjamin S. Thompson


/s/ Elisabeth Schupf Lonsdale

Elisabeth Schupf Lonsdale

Portfolio Managers
Goldman Sachs Municipal Income Fund
November 29, 1996




--------------------------------------------------------------------------------

Goldman Sachs Trust
--------------------------------------------------------------------------------
Goldman Sachs Municipal Income Fund
October 31, 1996


--------------------------------------------------------------------------------

In accordance with the requirements of the Securities and Exchange Commission, the following data is supplied for the periods ended October 31, 1996. The performance for the Goldman Sachs Municipal Income Fund (assuming both the maximum sales charge of 4.5% and no sales charge for Class A shares and the maximum redemption fee of 5% and no redemption fee for the Class B shares) is compared with its benchmark--the Lehman Brothers 15-Year Municipal Bond Index ("Lehman 15-Year Muni Index"). All performance data shown represents past performance and should not be considered indicative of future performance which will fluctuate as market conditions change. The investment return and principal value of an investment will fluctuate with changes in market conditions so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                       HYPOTHETICAL $10,000 INVESTMENT

                                Class A /(a)/

                           [LINE CHART APPEARS HERE]

                      Class A Shares       Class A Shares        Lehman 15-year
  Date               (no sales charge)    (w/sales charge)        Muni Index
--------------------------------------------------------------------------------
    8/1/93                $10,000              $9,550                $10,000
--------------------------------------------------------------------------------
  10/31/93                $10,455              $9,984                $10,385
--------------------------------------------------------------------------------
  10/31/94                 $9,878              $9,434                 $9,860
--------------------------------------------------------------------------------
  10/31/95                $11,241             $10,735                $11,414
--------------------------------------------------------------------------------
  10/31/96                $11,933             $11,395                $12,100
--------------------------------------------------------------------------------

                                    Class B

                           [LINE CHART APPEARS HERE]

                      Class A Shares       Class A Shares        Lehman
                      (no redemption       (w/redemption         15-year
  Date                   charge)              charge)          Muni Index
--------------------------------------------------------------------------------
    5/1/96               10,000                10,000             10,000
--------------------------------------------------------------------------------
Oct 31, 96               10,440                 9,940             10,480
--------------------------------------------------------------------------------

                                 -----------------------------------
                                     Average Annual Total Return
                                 -----------------------------------
                                   One Year     Since Inception/(b)/
            --------------------------------------------------------
             Class A, excluding
              sales charge           6.13%            5.27%
            --------------------------------------------------------
             Class A, including
              sales charge           1.35%            3.80%
            --------------------------------------------------------
             Class B, excluding
              redemption charge       N/A             4.40%/(c)/
            --------------------------------------------------------
             Class B, including
              redemption charge       N/A            (0.60%)/(c)/
            --------------------------------------------------------

/(a)/For comparative purposes, Class A initial investment is assumed to be made on the first day of the month following the Fund's commencement of operations.

/(b)/Class A and Class B commenced operations July 20, 1993 and May 1, 1996, respectively.

/(c)/An aggregate total return (not annualized) is shown instead of an average annual total return since the B Class has not completed a full twelve months of operations.

--------------------------------------------------------------------------------

Statement of Investments
--------------------------------------------------------------------------------
Goldman Sachs Municipal Income Fund
October 31, 1996


--------------------------------------------------------------------------------
Principal          Interest              Maturity
Amount               Rate                  Date               Value
================================================================================
Debt Obligations--102.2%
Arizona--5.1%
Maricopa County, AZ Unified School District No. 41 GO
     (FSA)(AAA/Aaa)
$2,500,000          6.25%               07/01/15           $ 2,653,300
--------------------------------------------------------------------------------
California--8.1%
Contra Costa, CA Water District Series G RB (MBIA)
     (AAA/Aaa)
$2,000,000          5.75%               10/01/14           $ 2,022,980
San Buenaventura, CA Sewer Revenue RB (FGIC)
     (AAA/Aaa)
2,255,000           5.50                03/01/15             2,231,435
--------------------------------------------------------------------------------
                                                           $ 4,254,415
--------------------------------------------------------------------------------
Colorado--4.8%
Englewood MFH RB (BBB)
$2,500,000          6.65%               12/01/26           $ 2,499,750
--------------------------------------------------------------------------------
Connecticut--3.9%
Mashantucket Western Pequot Tribe RB (BBB/Baa)
$2,000,000          6.50%               09/01/05           $ 2,072,220
--------------------------------------------------------------------------------
Florida--2.8%
Escambia County, FL Housing Authority, Single Family
     (GNMA/FNMA)(Aaa)
$1,390,000          6.80%               10/01/15           $ 1,464,949
--------------------------------------------------------------------------------
Illinois--19.1%
Chicago, IL GO Series A-2 (AMBAC) (AAA/Aaa) (e)
$1,750,000          6.25%               01/01/14           $ 1,877,873
Cook County, IL GO(FGIC) (AAA/Aaa)
2,000,000           5.75                11/15/12             2,015,720
Lake County, IL Unified School District No. 116 GO (FSA) (AAA/Aaa)
2,000,000           7.60                02/01/14             2,428,340
1,525,000           6.10                02/01/16             1,588,089
O'Hare International Airport RB (MBIA)(AAA/Aaa)
2,000,000           6.38                01/01/15             2,109,780
--------------------------------------------------------------------------------
                                                           $10,019,802
--------------------------------------------------------------------------------
Indiana--9.5%
East Allen, IN Elementary School Building Corp. RB (FSA)
     (AAA/Aaa)
$3,115,000          5.88%               07/01/12           $ 3,178,079
Indiana Transportation Finance Authority RB Series A
     (MBIA) (AAA/Aaa)
1,500,000           7.25                06/01/15             1,789,305
--------------------------------------------------------------------------------
                                                           $ 4,967,384
================================================================================

--------------------------------------------------------------------------------
Principal          Interest              Maturity
Amount               Rate                  Date               Value
================================================================================
Kentucky--2.0%
Nelson County, KY Industrial Building RB for Mabex
Universal Corp. Project AMT (A3)
$1,000,000          6.50%               04/01/05           $ 1,066,790
--------------------------------------------------------------------------------
Maine--1.5%
Maine Educational Loan Authority RB Series A-1 (Aaa)
$ 725,000           6.80%               12/01/07             $ 765,462
--------------------------------------------------------------------------------
Michigan--3.6%
Detroit, MI GO (BBB-)
$1,885,000          5.70%               05/01/02           $ 1,907,714
--------------------------------------------------------------------------------
New York--9.0%
New York State Municipal Bond Agency RB, Series A (BBB+)
$1,610,000          6.60%               03/15/01           $ 1,699,854
New York State Thruway Authority Highway & Bridges RB
     (BBB/Baa1)
1,000,000           5.25                04/01/03             1,004,630
Syracuse, NY IDA RB (AA)
2,000,000           5.13                10/15/02             2,005,600
--------------------------------------------------------------------------------
                                                           $ 4,710,084
--------------------------------------------------------------------------------
North Dakota--3.8%
Mercer County, ND PCRB for Basin Electric Power 2nd
     Series (AMBAC) (AAA/Aaa) (e)
$2,000,000          6.05%               01/01/19           $ 2,055,380
--------------------------------------------------------------------------------
Ohio--8.9% Akron, OH COPs (a) (BBB) (c)
$2,000,000          6.90%               12/01/16           $ 1,438,500
Kent State University RB (MBIA) (AAA/Aaa)
2,280,000           5.50                05/01/28             2,181,504
Trumbull County, OH GO (AMBAC) (AAA/Aaa)
1,000,000           5.75                12/01/03             1,061,870
--------------------------------------------------------------------------------
                                                           $ 4,681,874
--------------------------------------------------------------------------------
Texas--8.8%
Denison, TX Waterworks & Sewer RB (AAA/Aaa)
$1,250,000          5.50%               09/01/08           $ 1,258,525
1,250,000           5.40                09/01/09           $ 1,258,475
East Texas Criminal Justice Facilities Financing Corp. RB
     (AMBAC) (AAA/Aaa)
$2,000,000          5.75                11/01/09           $ 2,032,560
Fort Bend, TX Independent School District RB (AAA/Aaa)
50,000              5.00                02/15/18                46,226
--------------------------------------------------------------------------------
                                                           $ 4,595,786
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Statement of Investments
--------------------------------------------------------------------------------
Goldman Sachs Municipal Income Fund (continued)
October 31, 1996


--------------------------------------------------------------------------------
Principal          Interest              Maturity
Amount               Rate                  Date               Value
================================================================================

Debt Obligations(continued)
Washington--7.1%
Chelan County, WA Public Utility RB (AAA/Aaa)/c/
$2,500,000          6.35%               07/01/28           $ 2,540,125
Washington State Series C GO (AA/Aa)
 1,155,000          6.50                07/01/00             1,232,373
--------------------------------------------------------------------------------
                                                           $ 3,772,498
--------------------------------------------------------------------------------
Wisconsin--4.2%
Wisconsin Housing & Economic Development Authority RB,
Series B (AA/Aa)/e/
$2,060,000          7.10%               09/01/15           $ 2,181,623
--------------------------------------------------------------------------------
Total Debt Obligations
  (Cost $52,677,902)                                       $53,669,031
--------------------------------------------------------------------------------
Short-Term Obligations--8.4%
Alabama--6.5%
Columbia County, AL IDB/b/ (A/A2)
$1,200,000          3.65%               11/01/96           $ 1,200,000
Parrish, AL IDB/b/ (A/A1)
2,200,000           3.65                11/01/96             2,200,000
--------------------------------------------------------------------------------
                                                           $ 3,400,000
--------------------------------------------------------------------------------
Wyoming--1.9%
Converse, WY PCRB/b/ (AAA)
$1,000,000          3.65%               11/01/96           $ 1,000,000
--------------------------------------------------------------------------------
Total Short-Term Obligations
  (Cost $4,400,000)                                        $ 4,400,000
--------------------------------------------------------------------------------
Total Investments
  (Cost $57,077,902/d/)                                    $58,069,031
================================================================================

--------------------------------------------------------------------------------

================================================================================
Federal Income Tax Information:
Gross unrealized gain for investments in which value
  exceeds cost                                             $ 1,018,643
Gross unrealized loss for investments in which cost
  exceeds value                                                (27,514)
--------------------------------------------------------------------------------
Net unrealized gain                                        $   991,129
================================================================================
/a/The interest rate disclosed for these securities represents effective yields to maturity.
/b/Securities with "Put" features with resetting interest rates. Maturity dates disclosed are the next interest reset dates.
/c/When-issued security.
/d/The amount stated also represents aggregate cost for federal income tax purposes.
/e/Portions of these securities are being segregated for when-issued securities.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

================================================================================
Investment Abbreviations:
AMBAC   --Insured by American Municipal
          Bond Assurance Corp.
COPS    --Certificates of Participation
FGIC    --Insured by Financial Guaranty
          Insurance Co.
FSA     --Financial Security Assurance Co.
GO      --General Obligation
IDA     --Industrial Development Authority
IDB     --Industrial Development Bond
MBIA    --Insured by Municipal Bond Investors
          Assurance
MFH     --Multi-Family Housing
PCRB    --Pollution Control Revenue Bond
RB      --Revenue Bond
================================================================================


--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Trust
--------------------------------------------------------------------------------
Statements of Assets and Liabilities
October 31, 1996


--------------------------------------------------------------------------------

                                                                                          Government       Global        Municipal
                                                                                            Income         Income         Income
                                                                                             Fund           Fund           Fund
                                                                                          ========================================
Assets:
Investments in securities, at value (cost $38,555,545, $245,280,587
  and $57,077,902)                                                                        $38,632,147   $249,732,500   $58,069,031
Receivables:
  Investment securities sold                                                                3,011,458             --            --
  Interest                                                                                    255,950      4,572,733       688,717
  Forward foreign currency exchange contracts                                                      --      1,073,237            --
  Fund shares sold                                                                             38,729         23,757        12,145
  Foreign tax withheld                                                                             --        100,251            --
Cash                                                                                           17,149            248        48,127
Variation margin                                                                                6,788             --            --
Deferred organization expenses, net                                                            23,998             --        30,090
Other assets                                                                                   65,284         31,883        29,773
----------------------------------------------------------------------------------------------------------------------------------
   Total assets                                                                            42,051,503    255,534,609    58,877,883
----------------------------------------------------------------------------------------------------------------------------------
Liabilities:
Payables:
  Investment securities purchased                                                          11,129,422             --     6,076,685
  Forward foreign currency exchange contracts                                                      --      1,816,332            --
  Fund shares repurchased                                                                      14,381        124,500       128,184
  Investment adviser fees                                                                       6,423         94,713        18,124
  Administration fees                                                                              --         32,334         6,857
  Authorized dealer service fees                                                                6,166         44,409         9,224
  Distribution fees                                                                               151         35,488           154
Accrued expenses and other liabilities                                                         57,538        211,388       116,255
----------------------------------------------------------------------------------------------------------------------------------
   Total liabilities                                                                       11,214,081      2,359,164     6,355,483
----------------------------------------------------------------------------------------------------------------------------------
Net assets:
Paid in capital                                                                            30,678,648    247,410,169    52,495,830
Accumulated undistributed net investment income                                                53,331      6,704,225        60,331
Accumulated net realized loss on investment transactions                                      (45,759)    (4,636,687)   (1,024,890)
Accumulated net realized foreign currency gain                                                     --         43,634            --
Net unrealized gain on investments and futures                                                151,202      4,864,862       991,129
Net unrealized loss on translation of assets and liabilities denominated in foreign
  currencies                                                                                       --     (1,210,758)           --
----------------------------------------------------------------------------------------------------------------------------------
   Net assets                                                                             $30,837,422   $253,175,445   $52,522,400
==================================================================================================================================
Net asset value, offering /(a)/ and redemption price per share
Class A                                                                                        $14.36         $14.53        $14.37
Class B                                                                                        $14.37         $14.53        $14.37
Institutional                                                                                      --         $14.52            --
==================================================================================================================================
Shares Outstanding
Class A                                                                                     2,131,467     13,670,270     3,637,437
Class B                                                                                        16,317         17,603        17,778
Institutional                                                                                      --      3,735,251            --
----------------------------------------------------------------------------------------------------------------------------------
Total shares outstanding, $.001 par value (unlimited number of shares authorized)           2,147,784     17,423,124     3,655,215
==================================================================================================================================

/(a)/Maximum public offering price per share (NAV per share x 1.0471) for Class
     A shares is $15.04, $15.21 and $15.05 for Government Income, Global Income and Municipal Income, respectively. At redemption, Class B shares are subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.
--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Trust
------------------------------------------------------------------------------
Statements of Operations
For the Year Ended October 31, 1996

------------------------------------------------------------------------------

                                        Government       Global      Municipal
                                          Income         Income       Income
                                           Fund           Fund         Fund
                                        ======================================
Investment income:
Interest/(a)/                            $2,048,891   $18,287,214   $2,869,729
------------------------------------------------------------------------------
   Total income                           2,048,891    18,287,214    2,869,729
------------------------------------------------------------------------------
Expenses:
Investment adviser fees                     148,120     1,965,605      211,283
Administration fees                          44,433       393,263       79,231
Authorized dealer service fees               74,171       549,289      132,051
Distribution fees                            74,281       549,538      132,304
Custodian fees                               44,987       210,420       36,172
Transfer agent fees                          72,237       121,212       90,284
Professional fees                            58,897        92,538       60,094
Registration fees                            14,992        63,673       32,549
Amortization of deferred organization
 expenses                                    18,848        46,256       17,593
Trustee fees                                    478         3,073          707
Other                                         8,763        78,430       27,214
------------------------------------------------------------------------------
   Total expenses                           560,207     4,073,297      819,482
   Less--expenses reimbursable and fees
    waived by Goldman Sachs                (411,644)   (1,241,452)    (370,128)
------------------------------------------------------------------------------
   Net expenses                             148,563     2,831,845      449,354
------------------------------------------------------------------------------
   Net investment income                  1,900,328    15,455,369    2,420,375
------------------------------------------------------------------------------
Realized and unrealized gain (loss)
   on investment, options, futures and
   foreign currency transactions:
Net realized gain (loss) from:
   Investment transactions                  115,970     9,268,666    1,390,846
   Futures transactions                     (68,389)           --     (151,156)
   Foreign currency related transactions         --    (2,192,328)          --
Net change in unrealized gain (loss) on:
   Investments and options                 (332,205)       54,149     (513,085)
   Futures                                   74,600            --           --
   Translation of assets and liabilities
    denominated in foreign currencies            --     4,948,769           --
------------------------------------------------------------------------------
   Net realized and unrealized gain (loss)
     on investment, options, futures and
     foreign currency transactions         (210,024)   12,079,256      726,605
------------------------------------------------------------------------------
   Net increase in net assets resulting
     from operations                     $1,690,304   $27,534,625   $3,146,980
==============================================================================

/(a)/Net of $96,252 in foreign withholding tax for the Global Income
     Fund.



------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Trust
--------------------------------------------------------------------------------
Statements of Changes in Net Assets
For the Year Ended October 31, 1996


--------------------------------------------------------------------------------

                                                                            Government         Global        Municipal
                                                                              Income           Income         Income
                                                                               Fund             Fund           Fund
                                                                           =============================================
From operations:
Net investment income                                                      $  1,900,328     $ 15,455,369    $  2,420,375
Net realized gain from investment transactions                                   47,581        9,268,666       1,239,690
Net realized loss from foreign currency related transactions                         --       (2,192,328)             --
Net change in unrealized gain (loss) on investments, futures and options       (257,605)          54,149        (513,085)
Net change in unrealized loss on translation of assets and liabilities
  denominated in foreign currencies                                                  --        4,948,769              --
------------------------------------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations                      1,690,304        27,534,625      3,146,980
------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
Net investment income
    Class A                                                                  (1,898,372)      (22,455,377)    (2,418,570)
    Class B                                                                      (3,324)           (3,052)        (1,805)
    Institutional Class                                                              --        (4,050,770)            --
------------------------------------------------------------------------------------------------------------------------
    Total distributions to shareholders                                      (1,901,696)      (26,509,199)    (2,420,375)
------------------------------------------------------------------------------------------------------------------------
From share transactions:
Net proceeds from sales of shares                                             8,922,548        39,747,372      6,389,765
Reinvestment of dividends and distributions                                   1,614,587        16,968,046      1,484,778
Cost of shares repurchased                                                   (8,990,920)      (82,019,748)    (9,875,982)
------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from share transactions   1,546,215       (25,304,330)    (2,001,439)
------------------------------------------------------------------------------------------------------------------------
    Total increase (decrease)                                                 1,334,823       (24,278,904)    (1,274,834)

Net assets:

Beginning of year                                                            29,502,599       277,454,349     53,797,234
------------------------------------------------------------------------------------------------------------------------
End of year                                                                $ 30,837,422     $ 253,175,445   $ 52,522,400
========================================================================================================================
Accumulated undistributed net investment income                            $     53,331     $   6,704,225   $     60,331
========================================================================================================================
Summary of share transactions:
Shares sold                                                                     624,626         2,811,314        449,496
Reinvestment of dividends and distributions                                     112,977         1,198,568        104,201
Shares repurchased                                                             (628,175)       (5,784,097)      (694,794)
------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in shares outstanding                                   109,428        (1,774,215)      (141,097)
========================================================================================================================

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Trust
--------------------------------------------------------------------------------
Statements of Changes in Net Assets
For the Year Ended October 31, 1995

--------------------------------------------------------------------------------

                                                                                        Government         Global         Municipal
                                                                                          Income           Income          Income
                                                                                           Fund             Fund            Fund
                                                                                       =============================================


From operations:
Net investment income                                                                  $ 1,357,262     $ 19,658,884     $ 2,466,930

Net realized gain from investment transactions                                             603,048        5,556,002         938,332

Net realized gain from foreign currency related transactions                                    --       18,804,029              --

Net change in unrealized gain on investments                                               902,391       14,759,004       3,055,111

Net change in unrealized loss on translation of assets and liabilities denominated in
  foreign currencies                                                                            --      (15,288,240)             --
------------------------------------------------------------------------------------------------------------------------------------

  Net increase in net assets resulting from operations                                   2,862,701       43,489,679       6,460,373
------------------------------------------------------------------------------------------------------------------------------------

Distributions to shareholders from:
Net investment income                                                                   (1,361,620)     (20,883,123)(a)  (2,466,930)

------------------------------------------------------------------------------------------------------------------------------------

   Total distributions to shareholders                                                  (1,361,620)     (20,883,123)     (2,466,930)

------------------------------------------------------------------------------------------------------------------------------------

From share transactions:
Net proceeds from sales of shares                                                       15,973,014       53,349,100      11,879,853
Reinvestment of dividends and distributions                                              1,123,498       13,008,610       1,551,121
Cost of shares repurchased                                                              (3,546,816)    (208,094,050)    (11,000,210)

------------------------------------------------------------------------------------------------------------------------------------

   Net increase (decrease) in net assets resulting from share transactions              13,549,696     (141,736,340)      2,430,764
------------------------------------------------------------------------------------------------------------------------------------

   Total increase (decrease)                                                            15,050,777     (119,129,784)      6,424,207
Net assets:
Beginning of year                                                                       14,451,822      396,584,133      47,373,027
------------------------------------------------------------------------------------------------------------------------------------

End of year                                                                            $29,502,599    $ 277,454,349    $ 53,797,234
====================================================================================================================================

Accumulated undistributed net investment income                                        $    36,251    $  16,641,827    $     42,738
====================================================================================================================================

Summary of share transactions:
Shares sold                                                                              1,139,008        3,822,903         876,447
Reinvestment of dividends and distributions                                                 80,152          935,191         113,767
Shares repurchased                                                                        (253,583)     (15,079,626)       (816,569)

------------------------------------------------------------------------------------------------------------------------------------

Net increase (decrease) in shares outstanding                                              965,577      (10,321,532)        173,645
====================================================================================================================================

(a) The Global Income Fund distributed $20,322,640 and $560,483 from net investment income for the Class A and Institutional class of shares, respectively.



--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Trust
--------------------------------------------------------------------------------
Notes to Financial Statements
October 31, 1996


--------------------------------------------------------------------------------
1.  Organization

Goldman Sachs Trust (the "Trust") is a Massachusetts business trust registered under the Investment Company Act of 1940 (as amended) as an open-end, management investment company. Included in this report are the financial statements for the Goldman Sachs Government Income Fund (Government Income), the Goldman Sachs Global Income Fund (Global Income) and the Goldman Sachs Municipal Income Fund (Municipal Income), collectively, "the Funds" or individually a "Fund." Government Income and Municipal Income are diversified portfolios whereas Global Income is a non-diversified portfolio. As of October 31, 1996, the Funds offer Class A and Class B shares. In addition, Global Income offers Institutional and Service shares. As of October 31, 1996, there outstanding no Service shares.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds which are in conformity with those generally accepted in the investment company industry.
    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts.

A. Investment Valuation
-----------------------

Investments in debt securities, other than money market instruments, held by the Funds are valued on the basis of dealer-supplied quotations or by a pricing service approved by the Board of Trustees if such prices are believed by the investment adviser to accurately represent market value. The prices derived by a pricing agent reflect broker/dealer-supplied valuations and electronic data processing techniques. If those prices are not deemed by the Fund's Investment Adviser to be representative of the market values at the time the net asset value is calculated, then such securities will be valued at fair value as described below. Options and futures contracts are valued at the last sale price on the market where any such option or futures contract is principally traded. Forward foreign currency exchange contracts are valued at the mean between the last bid and asked quotations supplied by a dealer in such contracts. All other securities and other assets, including debt securities, for which prices are supplied by a pricing agent but are not deemed by the Fund's Investment Adviser to be representative of market values, restricted securities and securities for which no market quotation is available, but excluding money market instruments with a remaining maturity of sixty days or less, are valued at fair value as determined in good faith pursuant to procedures established by the Board of Trustees. Money market instruments held by the Fund with a remaining maturity of sixty days or less will be valued by the amortized cost method, which approximates market value.

Investments in portfolio securities held by Government Income and Municipal Income for which accurate market quotations are readily available are valued on the basis of quotations furnished by a pricing service or provided by dealers in such securities. Portfolio securities held by Government Income and Municipal Income, for which accurate market quotations are not readily available are valued at fair value using methods determined in good faith under procedures established by the Trust's Board of Trustees and may include yield equivalents or a pricing matrix. Exchange traded options and futures contracts will be valued by the investment adviser at the last sale price on the exchange where such contracts and options are principally traded. Short-term debt obligations maturing in sixty days or less are valued at amortized cost.

B. Security Transactions and Investment Income
----------------------------------------------

Security transactions are recorded on the trade date. Realized gains and losses on sales of portfolio securities are calculated on the identified cost basis. Interest income is recorded on the basis of interest accrued. Premiums on interest-only securities and on collateralized mortgage obligations with nominal

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
principal amounts are amortized, on an effective yield basis, over the expected lives of the respective securities, taking into account principal prepayment experience and estimates of future principal prepayments. Certain mortgage security paydown gains and losses are taxable as ordinary income. Such paydown gains and losses increase or decrease taxable ordinary income available for distribution and are classified as interest income in the accompanying Statements of Operations. Original issue discounts ("OID") on debt securities are amortized to interest income over the life of the security with a corresponding increase in the cost basis of that security. OID amortization on mortgage backed REMIC securities is initially recorded based on estimates of principal paydowns using the most recent OID factors available from the issuer. Recorded amortization amounts are adjusted when actual OID factors are received. For Municipal Income, market premiums on other long-term debt securities are amortized to interest income while for Global Income, market discounts on other long-term debt securities are accreted to interest income.

C. Foreign Currency Translations
--------------------------------
Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valuations, other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates; (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.

Net realized and unrealized gain (loss) on foreign currency transactions will represent: (i) foreign exchange gains and losses from the sale and holdings of foreign currencies and investments; (ii) gains and losses between trade date and settlement date on investment securities transactions and forward exchange contracts; and (iii) gains and losses from the difference between amounts of interest recorded and the amounts actually received.

D. Forward Foreign Currency Exchange Contracts
----------------------------------------------
Global Income may enter into forward foreign exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. Global Income may also purchase and sell forward contracts to seek to increase total return. All commitments are "marked-to-market" daily at the applicable translation rates and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains or losses at the time the forward contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

E. Mortgage Dollar Rolls
------------------------
Government Income and Global Income may enter into mortgage "dollar rolls" in which the Fund sells securities in the current month for delivery and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Fund loses the right to receive principal and interest paid on the securities sold but benefits to the extent of any price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund will hold and maintain in a segregated account, until the settlement date, cash or liquid, high grade debt securities in an amount equal to the forward purchase price. For financial reporting and tax reporting purposes, the Fund treats mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale.

--------------------------------------------------------------------------------

Goldman Sachs Trust
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
October 31, 1996


--------------------------------------------------------------------------------
F. Option Accounting Principles
-------------------------------
When call or put options are written, an amount equal to the premium received is recorded as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a written option expires on its stipulated expiration date, or a closing purchase transaction has been entered into, a gain or loss is realized without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished.

Upon the purchase of a call option or a protective put option, the premium paid is recorded as an investment, and subsequently marked-to-market to reflect the current market value of the option. If an option which has been purchased expires on the stipulated expiration date, a loss is realized in the amount of the cost of the option. If a closing sale transaction has been entered into, a gain or loss is realized, depending on whether the sale proceeds from the closing sale transaction are greater or less than the cost of the option.

G. Futures Contracts
--------------------
The Funds may enter into futures transactions in order to hedge against changes in interest rates, securities prices, currency exchange rates in the case of Global Income or to seek to increase total return. A Fund will engage in futures transactions only for bona fide hedging purposes as defined in regulations of the CFTC or to seek to increase total return to the extent permitted by such regulations. The use of futures contracts involve, to varying degrees, elements of market risk which may exceed the amounts recognized in the Statements of Assets and Liabilities.

Payments for futures contracts ("variation margin") are made or received by the Funds each day, dependent on the daily fluctuations in the value of the contract, and are recorded for financial reporting purposes, as unrealized gains or losses. When entering into a closing transaction, the Funds will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price, unless such price does not reflect the fair market value of the contract, in which case the position will be valued using methods as approved by the Funds' Board of Trustees.

Certain risks may arise upon entering into futures contracts. The predominant risk is that changes in the value of the futures contract that may not directly correlate with changes in the value of the underlying securities. The risk may decrease the effectiveness of the Funds' hedging strategies and may also result in a loss to the Funds.

H. Federal Taxes
----------------
It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all investment company tax-exempt and taxable income to its shareholders. Accordingly, no federal tax provisions are required.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of a portfolio's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
At October 31, 1996, the Funds had approximately the following amounts of capital loss carryforward for U.S. Federal tax purposes:

                                                                     Year of
Fund                                           Amount              Expiration
-----------------------------------         ------------        ----------------
Global Income                                 $4,471,734              2002
Municipal Income                              $1,534,884              2002

I. Deferred Organization Expenses
---------------------------------

Organization-related costs are being amortized on a straight-line basis over a period of five years.

J. Expenses
-----------
Expenses incurred by the Trust that do not specifically relate to an individual portfolio of the Trust are allocated to the portfolios based on each portfolio's relative average net assets for the period.

Class A and Class B shareholders of the Funds bear all expenses and fees relating to their respective distribution and authorized dealer service plans as well as other expenses which are directly attributable to such shares. Transfer agent fees are subject to separate arrangements for each class.

3. Agreements
-------------

Goldman Sachs Asset Management ("GSAM"), a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as each Fund's investment adviser pursuant to Investment Advisory Agreements. Goldman Sachs Asset Management International ("GSAM International"), an affiliate of Goldman Sachs, acts as subadviser under a Subadvisory Agreement for Global Income. Under the Investment Advisory and Subadvisory Agreements, GSAM and GSAM International, subject to the general supervision of the Trust's Board of Trustees, manage the Funds' portfolios. As compensation for the services rendered pursuant to the Investment Advisory Agreements and the assumption of the expenses related thereto, GSAM is entitled to a fee, computed daily and payable monthly at an annual rate equal to
 .50%, .25% and .40% of average daily net assets of Government Income, Global Income and Municipal Income, respectively. As compensation for the services rendered pursuant to the Subadvisory Agreement, GSAM International is entitled to a subadvisory fee from Global Income of .50% of the average daily net assets.

GSAM serves as each Fund's administrator pursuant to an Administration Agreement. Under the Administration Agreement, GSAM administers the Funds' business affairs, including providing facilities. As compensation for the services rendered pursuant to the Administration Agreement, GSAM is entitled to a fee, computed daily and payable monthly at an annual rate equal to .15% of each Fund's average daily net assets.

GSAM has voluntarily agreed to limit certain of the Funds' expenses (excluding advisory, administration, distribution and authorized dealer service fees, taxes, interest, brokerage, litigation, indemnification and other extraordinary expenses and with respect to Global Income, transfer agent fees) to the extent such expenses exceed .00%, .06% and .05% per annum of Government Income, Global Income and Municipal Income, respectively.

Goldman Sachs serves as the Distributor of shares of the Funds pursuant to a Distribution Agreement and as such may receive a portion of the sales load imposed on the sale of Fund shares. During the year ended October 31, 1996, Goldman Sachs retained approximately $17,300, $52,600 and $24,900 of sales loads related to Government Income, Global Income and Municipal Income, respectively.

The Trust, on behalf of each Fund, has adopted a Distribution Plan (the "Distribution Plan") pursuant to Rule 12b-1. Under the Distribution Plan, Goldman Sachs is entitled to a quarterly fee from each Fund for distribution services equal, on an annual basis, to .25% and .75% of each Fund's average daily net assets attributable to Class A and Class B shares, respectively.

--------------------------------------------------------------------------------

Goldman Sachs Trust
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
October 31, 1996


--------------------------------------------------------------------------------
The Trust, on behalf of each Fund, has adopted an Authorized Dealer Service Plan (the "Service Plan") pursuant to which Goldman Sachs and Authorized Dealers are compensated for providing personal and account maintenance services. Each Fund pays a fee under its Service Plan equal, on an annual basis, up to .25% of the average daily net assets attributable to the Class A and Class B shares. Goldman Sachs also serves as the Transfer Agent of the Funds for a fee.

For the year ended October 31, 1996, the advisors, administrators and distributor have voluntarily agreed to waive certain fees and reimburse other expenses as follows (in thousands):

                              Waivers
             --------------------------------------
                                                                   Reimburse-
                              Admin-     Class A     Reimburse-       ment
   Fund         Advisor      istrator     12b-1         ment       Outstanding
--------------------------------------------------------------------------------
Government
  Income          74            44          74           220           27
Global
  Income         848            --          56           337            7
Municipal
  Income          --            --         132           238           30

The Investment Advisors and Administrator may discontinue or modify such waivers and limitations in the future at their discretion.

For the year ended October 31, 1996, Government Income and Municipal Income incurred commissions expense of approximately $1,200 and $2,750 respectively, in connection with futures contracts entered into with Goldman Sachs. At October 31, 1996, Goldman Sachs owes approximately $7,000 to Government Income related to variation margin on futures contracts.

4. Line of Credit Facility

The Funds participate in a $100,000,000 uncommitted, unsecured revolving line of credit facility. In addition, Global Income participates in a $50,000,000 committed, unsecured revolving line of credit facility. Both facilities are to be used solely for temporary or emergency purposes. Under the most restrictive arrangement, each Fund must own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings is based on the federal funds rate. The committed facility also requires a fee to be paid based on the amount of the commitment which has not been utilized. For the year ended October 31, 1996, the Funds did not have any borrowings under these facilities.

5. Investment Transactions

Purchases and proceeds of sales or maturities of long-term securities for the year ended October 31, 1996, were as follows:

================================================================================
                           Government             Global            Municipal
Fund                         Income               Income             Income
--------------------------------------------------------------------------------
Purchases of U.S.
 Government and
 agency obligations       $133,097,699         $117,740,548        $     --
--------------------------------------------------------------------------------
Purchases (excluding
 U.S. Government and
 agency obligations)         9,741,716          410,144,747         184,788,273
--------------------------------------------------------------------------------
Sales or maturities of
 U.S. Government and
 agency obligations        136,922,990          102,151,633              --
--------------------------------------------------------------------------------
Sales or maturities
 (excluding U.S.
 Government and
 agency obligations)         3,909,735          446,269,068         189,391,870
================================================================================

For the year ended October 31, 1996, option transactions in Global Income were as follows:

                      Options Purchased                                 Cost
--------------------------------------------------------------------------------
Balance outstanding, beginning of period                             $   --
Options purchased                                                      202,160
Options expired                                                       (202,160)
--------------------------------------------------------------------------------
Balance outstanding, end of period                                   $   --
================================================================================

-------------------------------------------------------------------------------



-------------------------------------------------------------------------------
At October 31, 1996, Global Income had outstanding forward foreign currency exchange contracts to sell foreign currencies as follows:

===============================================================================
                              Value on
    Foreign Currency         Settlement        Current         Unrealized
     Sale Contracts             Date            Value          Gain/(Loss)
-------------------------------------------------------------------------------
Danish Krone
  Expiring 1/22/97           $ 6,348,652     $ 6,443,676       $ (95,024)
Deutschemark
  Expiring 11/27/96           37,735,809      38,044,516        (308,707)
  Expiring 2/27/97            12,671,000      12,775,513        (104,513)
British Pound Sterling
  Expiring 11/14/96           15,423,575      16,184,359        (760,784)
Irish Pound
  Expiring 1/8/97              6,842,743       6,964,425        (121,682)
Italian Lira
  Expiring 1/29/97             1,326,853       1,335,737          (8,884)
Japanese Yen
  Expiring 1/24/97            23,059,781      22,755,697         304,084
Netherlands Guilder
  Expiring 1/9/97              6,442,727       6,510,658         (67,931)
Spanish Peseta
  Expiring 1/16/97             6,543,897       6,612,046         (68,149)
Swedish Krona
  Expiring 1/28/97             4,708,899       4,736,457         (27,558)
Swiss Franc
  Expiring 1/29/97            12,952,107      12,453,735         498,372
  Expiring 1/29/97            12,083,214      12,109,196         (25,982)
-------------------------------------------------------------------------------
  Total Foreign Currency
     Sale Contracts         $146,139,257    $146,926,015       $(786,758)
===============================================================================

The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

At October 31, 1996, Global Income had sufficient cash and/or securities to cover any commitments under these contracts.

Global Income has recorded a "Receivable for forward foreign currency exchange contracts" and "Payable for forward foreign currency exchange contracts" resulting from open and closed but not settled forward foreign currency exchange contracts of $1,073,237 and $1,816,332 respectively, in the accompanying Statement of Assets and Liabilities. Included in the "Receivable and Payable for forward foreign currency exchange contracts" are $270,781 and $227,118 respectively, related to forward contracts closed but not settled as of October 31, 1996.

6. Summary of Share Transactions

Share activity for the year ended October 31, 1996 is as follows:

Government Income Fund                                 Dollars          Shares
===============================================================================
Class A Shares:
  Shares sold                                        $8,675,868         607,156
  Reinvestment of dividends and
   distributions                                       1,611,387         112,752
  Shares repurchased                                 (8,971,389)       (626,797)
                                             ----------------------------------
                                                      1,315,866          93,111
                                             ----------------------------------

Class B Shares
  Shares sold                                           246,680          17,470
  Reinvestment of dividends
   and distributions                                      3,200             225
  Shares repurchased                                    (19,531)         (1,378)
                                             ----------------------------------
                                                        230,349          16,317
-------------------------------------------------------------------------------
                                                     $1,546,215         109,428
===============================================================================

Global Income Fund                                     Dollars          Shares
===============================================================================

Class A Shares:
  Shares sold                                      $ 15,545,777       1,089,521
  Reinvestment of dividends
   and distributions                                 13,419,614         947,846
  Shares repurchased                                (76,216,894)     (5,376,065)
                                             ----------------------------------
                                                    (47,251,503)     (3,338,698)
                                             ----------------------------------

Class B Shares
  Shares sold                                           265,053          18,628
  Reinvestment of dividends
   and distributions                                      1,708             119
  Shares repurchased                                    (16,373)         (1,144)
                                             ----------------------------------
                                                        250,388          17,603
                                             ----------------------------------

Institutional Shares:
  Shares sold                                        23,936,542       1,703,165
  Reinvestment of dividends
    and distributions                                 3,546,724         250,603
Shares repurchased                                   (5,786,481)       (406,888)
                                             ----------------------------------
                                                     21,696,785       1,546,880
-------------------------------------------------------------------------------
                                                   $(25,304,330)     (1,774,215)
================================================================================

Goldman Sachs Trust
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
October 31, 1996

--------------------------------------------------------------------------------

Municipal Income Fund                               Dollars          Shares
================================================================================

Class A Shares:
  Shares sold                                   $   6,139,212           431,736
  Reinvestment of dividends
   and distributions                                1,482,976           104,074
  Shares repurchased                               (9,874,431)         (694,685)
                                            ------------------------------------
                                                   (2,252,243)         (158,875)
                                            ------------------------------------

Class B Shares
  Shares sold                                         250,553            17,760
  Reinvestment of dividends
   and distributions                                    1,802               127
  Shares repurchased                                   (1,551)             (109)
                                            ------------------------------------
                                                      250,804            17,778
--------------------------------------------------------------------------------
                                                $  (2,001,439)         (141,097)
================================================================================

Share activity for the year ended October 31, 1995 is as follows:

Global Income Fund                                  Dollars          Shares
================================================================================
Class A Shares:
 Shares sold                                    $  22,864,336         1,659,380
 Reinvestment of dividends
   and distributions                               12,448,128           895,996
 Shares repurchased                              (207,889,246)      (15,065,279)
                                            -----------------------------------
                                                 (172,576,782)      (12,509,903)
                                            -----------------------------------

Institutional Shares:
  Shares sold                                      30,484,764         2,163,523
  Reinvestment of dividends
    and distributions                                 560,482            39,195
  Shares repurchased                                 (204,804)          (14,347)
                                            -----------------------------------
                                                   30,840,442         2,188,371
-------------------------------------------------------------------------------
                                                $(141,736,340)      (10,321,532)
===============================================================================

7. Repurchase Agreements

During the term of a repurchase agreement, the value of the underlying securities, including accrued interest, is required to equal or exceed the value of the repurchase agreement. The underlying securities for all repurchase agreements are held in safekeeping in the customer-only account of State Street Bank & Trust Co., the Funds' custodian, or at subcustodians. GSAM monitors the market value of the underlying securities by pricing them daily.

8. Joint Repurchase Agreement Account

Government Income, together with other registered investment companies having advisory agreements with GSAM or its affiliates, transfers uninvested cash balances into a joint account, the daily aggregate balance of which is invested in one or more repurchase agreements. The underlying securities for the repurchase agreements are U.S. Treasury obligations and mortgage-related securities issued by the U.S. Government, its agencies or instrumentalities. As of October 31, 1996, Government Income had a 0.3% undivided interest in the repurchase agreement in the joint account which equaled $8,400,000 in principal amount. As of October 31, 1996, the repurchase agreements in the joint account along with the corresponding underlying securities (including the type of security, market value, interest rate and maturity date) were as follows:

Principal              Interest            Maturity              Amortized
 Amount                  Rate                Date                   Cost
===============================================================================
Bear Stearns & Co., dated 10/31/96, repurchase price $700,108,500 (FNMA:
 $555,686,102, 5.50%-8.50%, 2/1/09-6/1/26; FHLMC: $166,359,033, 5.50%-8.50%,
 9/1/98-8/1/26)
$700,000,000            5.58%             11/01/96              $700,000,000
Lehman Brothers, Inc. dated 10/31/96, repurchase price $924,843,329 (Treasury
 Notes: $942,903,967, 4.38%-8.50%, 11/15/96-8/15/03)
924,700,00              5.58              11/01/96               924,700,000
Nomura Securities International, Inc. dated 10/31/96, repurchase price
 $700,108,500 (FNMA: $256,658,433, 5.50%-8.00%, 6/1/03-10/1/26; FHLMC:
 $465,441,174, 6.00%-9.00%, 9/1/1-10/1/26)
700,000,000             5.58              11/01/96               700,000,000
Smith Barney, Inc. dated 10/31/96, repurchase price $170,026,161 (U.S
 Treasury Interest Only Stripped Securities: $11,653,277, 2/15/98-5/15/02; U.S.
 Treasury Notes: $85,997,728, 5.25%-7.75%, 5/15/97-10/15/06; U.S. Treasury
 Principal Only Stripped Securities: $33,993,571, 5/15/97-5/15/05; U.S.
 Treasury Bills: $41,756,285, 12/12/96-3/20/97)
170,000,000             5.54              11/01/96               170,000,000
Union Bank of Switzerland, Inc. dated 10/31/96, repurchase price $175,026,979
 (U.S. Treasury Notes: $178,694,649, 6.88%-7.75%, 8/31/99-1/31/00)
175,000,000             5.55              11/01/96               175,000,000
-------------------------------------------------------------------------------
Total Joint Repurchase Agreement Account                       $2,669,700,000
===============================================================================

--------------------------------------------------------------------------------
9. Certain Reclassifications

In accordance with Statement of Position 93-2, the Government Income, Global Income and Municipal Income Funds have reclassified $18,448, $46,256 and $17,593, respectively, from paid-in capital to accumulated undistributed net investment income. Additionally, the Global Income Fund has reclassified $862,007, $207,585 and $380 from accumulated net realized gain, accumulated net realized foreign currency gain and paid in capital, respectively to accumulated undistributed net investment income. These reclassifications have no impact on net asset values of the Funds and are designed to present the Funds' capital accounts on a tax basis.

10. Other

As of October 31, 1996, the Goldman, Sachs & Co. Employees Profit Sharing and Retirement Income Plan was the beneficial owner of approximately 14% of the outstanding shares of Global Income.

--------------------------------------------------------------------------------

Goldman Sachs Trust
-------------------------------------------------------------------------------
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

-------------------------------------------------------------------------------

                               Income (loss) from investment operations/(a)/                      Distributions to shareholders
                            ==============================================================  ========================================


====================================================================================================================================
                                             Net realized     Net realized
                                           and unrealized    and unrealized       Total                     From net
                                             gain (loss)       gain (loss)       income                   realized gain
                  Net asset                on investment,      on foreign        (loss)                   on investment,   In excess
                   value at     Net           option and        currency          from       From net       option and       of net
                  beginning  investment         futures         related        investment   investment        futures     investment
                   of period   income        transactions     transactions     operations     income       transactions      income

                                                      GOVERNMENT INCOME FUND
------------------------------------------------------------------------------------------------------------------------------------

For the Years Ended October 31,
=========================================================
1996-Class A shares          $14.47   $0.92    $(0.11)          --                $0.81      $(0.92)             --          --
1996-Class B shares/(c)/      14.11    0.41      0.26           --                 0.67       (0.41)             --          --
1995-Class A shares           13.47    0.94      1.00           --                 1.94       (0.94)             --          --
1994-Class A shares           14.90    0.85     (1.28)          --                (0.43)      (0.85)             (0.12)      (0.02)

For the Period February 10, 1993/(d)/ through October 31,
=========================================================
1993-Class A shares           14.32    0.56      0.58           --                 1.14       (0.56)             --          --

                                                        GLOBAL INCOME FUND
------------------------------------------------------------------------------------------------------------------------------------

For the Years Ended October 31,
=========================================================
1996-Class A shares          $14.45   $0.71     $0.62          $0.18              $1.51      $(1.43)             --          --
1996-Class B shares/(c)/      14.03    0.34      0.41           0.11               0.86       (0.36)             --          --
1996-Institutional
   shares                     14.45    1.15      0.32           0.10               1.57       (1.50)             --          --
1995-Class A shares           13.43    0.89      0.92           0.15               1.96       (0.94)             --          --
1995- Institutional
   shares/(f)/                14.09    0.22      0.34           0.06               0.62       (0.26)             --          --
1994-Class A shares           15.07    0.84     (1.37)         (0.12)             (0.65)      (0.22)             (0.16)      --
1993-Class A shares           14.69    0.85      1.07          (0.42)              1.50       (0.85)             (0.27)      --
1992-Class A shares           14.60    1.14      0.45          (0.36)              1.23       (1.14)             --          --

For the Period August 2, 1991/(d)/ through October 31,
=========================================================
1991-Class A shares           14.55    0.25      0.23          (0.19)              0.29       (0.24)             --          --


                                In excess of
                                net realized                                     Net
                                  gain on                                     increase
                                 investment,        From        Total        (decrease)   Net asset
                                 option and         paid    distributions      in net      value at
                                   futures           in          to            asset        end of
                                transactions      capital   shareholders       value        period
-----------------------------------------------------------------------------------------------------

                                     GOVERNMENT INCOME FUND
-----------------------------------------------------------------------------------------------------

For the Years Ended October 31,
=========================================================
1996-Class A shares                --               --        $(0.92)         $(0.11)      $14.36
1996-Class B shares/(c)/           --               --         (0.41)           0.26        14.37
1995-Class A shares                --               --         (0.94)           1.00        14.47
1994-Class A shares                (0.01)           --         (1.00)          (1.43)       13.47


For the Period February 10, 1993 /(d)/ through October 31,
==========================================================
1993-Class A shares                --               --         (0.56)           0.58        14.90

                                       GLOBAL INCOME FUND
-----------------------------------------------------------------------------------------------------


For the Years Ended October 31,
===========================================================
1996-Class A shares                --               --        $(1.43)          $0.08       $14.53
1996-Class B shares/(c)/           --               --         (0.36)           0.50        14.53
1996-Institutional
   shares                          --               --         (1.50)           0.07        14.52
1995-Class A shares                --               --         (0.94)           1.02        14.45
1995-Institutional
   shares/(f)/                     --               --         (0.26)           0.36        14.45
1994-Class A shares                --              (0.61)      (0.99)          (1.64)       13.43
1993-Class A shares                --               --         (1.12)           0.38        15.07
1992-Class A shares                --               --         (1.14)           0.09        14.69


For the Period August 2, 1991 (d) through October 31,
============================================================
1991-Class A shares                --               --         (0.24)           0.05        14.60



                                                               Ratio of                     Net
                                                Ratio of         net                       assets
                                                   net        investment                   at end
                                                expenses        income       Portfolio      of
                                Total          to average     to average      turnover     period
                                return /(b/)   net assets     net assets     rate /(h)/   (in 000s)
===================================================================================================


---------------------------------------------------------------------------------------------------
For the Years Ended October 31,
=========================================================
1996-Class A shares                5.80%          0.50%           6.42%        485.09%      $30,603
1996-Class B shares/(c)/           4.85/(g)/      1.25/(e)/       5.65/(e)/    485.09           234
1995-Class A shares               14.90           0.47            6.67         449.53        29,503
1994-Class A shares               (2.98)          0.11            6.06         654.90        14,452

For the Period February 10, 1993/(d)/ through October 31,
=========================================================
1993-Class A shares                8.03/(g)/      0.00/(e)/       4.87/(e)/    725.41/(g/    12,860



---------------------------------------------------------------------------------------------------

For the Years Ended October 31,
=========================================================
1996-Class A shares               11.05%          1.16%           5.81%        232.15%     $198,665
1996-Class B shares/(c)/           6.24/(g)/      1.70/(e)/       5.16/(e)/    232.15           256
1996-Institutional
   shares                         11.55           0.65            6.35         232.15        54,254
1995-Class A shares               15.08           1.29            6.23         265.86       245,835
1995-Institutional
   shares/(f)/                     4.42/(g)/      0.65/(e)/       6.01/(e)/    265.86        31,619
1994-Class A shares               (4.49)          1.28            5.73         343.74       396,584
1993-Class A shares               10.75           1.30            5.78         313.88       675,662
1992-Class A shares                8.77           1.37            7.85         270.75       588,893

For the Period August 2, 1991 (d) through October 31,
=========================================================
1991- Class A shares               2.00           0.38 /(g)/      1.72 /(g)/    34.22 /(g)/ 388,744

                                        Ratios assuming
                                     no voluntary waiver
                                          of fees or
                                      expense limitations
                                ------------------------------

                                                 Ratio of
                                                    net
                                 Ratio of        investment
                                 expenses          income
                                 to average      to average
                                 net assets      net assets
==============================================================


--------------------------------------------------------------

For the Years Ended October 31,
==========================================================
1996-Class A shares                1.89%           5.03%
1996-Class B shares/(c)/           2.39/(e)/       4 .51/(e)/
1995-Class A shares                2.34            4.80
1994-Class A shares                2.86            3.31

For the Period February 10, 1993 /(d)/ through October 31,
==========================================================
1993-Class A shares                4.00/(e)/       0.87/(e)/


------------------------------------------------------------

For the Years Ended October 31,
==========================================================
1996-Class A shares                1.64%           5.33%
1996-Class B shares/(c)/           2.14 /(e)/      4.72/(e)/
1996-Institutional
   shares                          1.11            5.89
1995-Class A shares                1.58            5.94
1995-Institutional
   shares/(f)/                     1.08/(e)/       5.58/(e)/
1994-Class A shares                1.53            5.48
1993-Class A shares                1.55            5.53
1992-Class A shares                1.62            7.60

For the Period August 2, 1991 (d) through October 31,
==========================================================
1991-Class A shares                0.44/(g)/       1.66/(g)/

------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

Goldman Sachs Trust
-------------------------------------------------------------------------------
Financial Highlights (continued)


Selected Data for a Share Outstanding Throughout Each Period


-------------------------------------------------------------------------------

                 Income (loss) from investment operations (a)                                         Distributions to shareholders

                 --------------------------------------------                              -----------------------------------------



                                             Net realized     Net realized

                                           and unrealized    and unrealized       Total                     From net

                                             gain (loss)       gain (loss)       income                   realized gain

                       Net asset           on investment,      on foreign        (loss)                   on investment,   In excess

                        value at     Net      option and        currency          from       From net       option and       of net

                        beginning  investment   futures         related        investment   investment        futures     investment

                         of period  income   transactions     transactions     operations     income       transactions      income


------------------------------------------------------------------------------------------------------------------------------------


                                                       MUNICIPAL INCOME FUND

For the Years Ended October 31,

1996- Class A shares         $14.17    $0.65    $0.20          --                 $0.85      $(0.65)             --          --

1996- Class B shares /(c)/    14.03     0.27     0.34          --                  0.61       (0.27)             --          --

1995- Class A shares          13.08     0.67     1.09          --                  1.76       (0.67)             --          --

1994- Class A shares          14.64     0.73    (1.51)         --                 (0.78)      (0.73)            (0.05)       --

For the Period July 20, 1993 (d) through October 31,
1993- Class A shares          14.32     0.22     0.32          --                  0.54       (0.22)             --          --





                                  Distributions to shareholders

                                  ----------------------------------------



                               In excess of

                               net realized                                     Net

                                 gain on                                     increase

                                investment,        From        Total        (decrease)   Net asset

                                option and         paid    distributions      in net      value at

                                  futures           in          to            asset        end of

                               transactions      capital   shareholders       value        period


------------------------------------------------------------------------------------------------------------------------------------


                                                       MUNICIPAL INCOME FUND

For the Years Ended October 31,

1996- Class A shares              --               --        $(0.65)          $0.20       $14.37

1996- Class B shares /(c)/        --               --         (0.27)           0.34        14.37

1995- Class A shares              --               --         (0.67)           1.09        14.17

1994- Class A shares              --               --         (0.78)          (1.56)       13.08

For the Period July 20, 1993
1993- Class A shares              --               --         (0.22)           0.32        14.64



                                                                                         Ratio of

                                                                          Ratio of         net

                                                                             net        investment

                                                                          expenses        income      Portfolio

                                                          Total          to average     to average     turnover

                                                          return /(b/)   net assets     net assets    rate /(h)/


------------------------------------------------------------------------------------------------------------------------------------


                                                       MUNICIPAL INCOME FUND

For the Years Ended October 31,

1996- Class A shares                                       6.13%          0.85%           4.58%       344.13%

1996- Class B shares /(c)/                                 4.40 /(g)/     1.60 /(e)/      3.55 /(e)/  344.13

1995- Class A shares                                       13.79          0.76            4.93        335.55

1994- Class A shares                                       (5.51)         0.45            5.28        357.54

For the Period July 20, 1993 (d) through October 31,
1993- Class A shares                                       3.73 /(g)/    0.00 /(e)/      5.15 /(e)/   99.99 /(g)/



                                                                             Ratios assuming
                                                                            no voluntary waiver
                                                                                of fees or
                                                                            expense limitations
                                                                           ---------------------

                                                               Net                         Ratio of
                                                              assets                         net
                                                              at end       Ratio of       investment
                                                               of          expenses         income
                                                              period      to average      to average
                                                             (in 000s)    net assets      net assets
------------------------------------------------------------------------------------------------------------

                                                       MUNICIPAL INCOME FUND

For the Years Ended October 31,

1996- Class A shares                                          $52,267        1.55%           3.88%
1996- Class B shares /(c)/                                        255        2.05 /(e)/      3.10 /(e)/
1995- Class A shares                                           53,797        1.49            4.20
1994- Class A shares                                           47,373        1.55            4.18
For the Period July 20, 1993 (d) through October 31,
1993- Class A shares                                           30,166        2.42 /(e)/      2.73 /(e)/


---------------
(a) Includes the balancing effect of calculating per share amounts.
(b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of period and no sales charge. Total return would be reduced if a sales charge for Class A shares or a contingent deferred sales charge for Class B shares were taken into account.
(c) Class B shares commenced operations on May 1, 1996.
(d) Commencement of operations.
(e) Annualized.
(f) Institutional shares commenced operations on June 1, 1995.
(g) Not annualized.
(h) Includes the effect of mortgage dollar roll transactions for the Government Income Fund.
--------------------------------------------------------------------------------

  The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
Report of Independent Public Accountants


--------------------------------------------------------------------------------
To the Shareholders and Board of Trustees of the Goldman Sachs Government Income Fund, Goldman Sachs Global Income Fund and Goldman Sachs Municipal Income Fund:

  We have audited the accompanying statements of assets and liabilities of the Goldman Sachs Government Income Fund, Goldman Sachs Global Income Fund and Goldman Sachs Municipal Income Fund (portfolios of Goldman Sachs Trust, a Massachusetts Business Trust), including the statements of investments, as of October 31, 1996, and the related statements of operations, the statements of changes in net assets and the financial highlights for each of the periods presented. These financial statements and the financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of the Goldman Sachs Government Income Fund, Goldman Sachs Global Income Fund and Goldman Sachs Municipal Income Fund as of October 31, 1996, the results of their operations and the changes in their net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                                          Arthur Andersen LLP

Boston, Massachusetts
December 12, 1996


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------


















--------------------------------------------------------------------------------
This Annual Report is authorized for distribution to prospective investors only when preceded or accompanied by a Goldman Sachs Trust Prospectus which contains facts concerning the Fund's objectives and policies, management, expenses and other information.
--------------------------------------------------------------------------------

================================================================================


Goldman Sachs
1 New York Plaza
New York, NY 10004

Trustees
Ashok N. Bakhru, Chairman
David B. Ford
Douglas C. Grip
Alan A. Shuch
Jackson W. Smart, Jr.
William H. Springer
Richard P. Strubel

Officers
Douglas C. Grip, President
John W. Mosior, Vice President
Nancy L. Mucker, Vice President
Pauline Taylor, Vice President
Scott M. Gilman, Treasurer
John M. Perlowski, Assistant Treasurer
Michael J. Richman, Secretary
Howard B. Surloff, Assistant Secretary

Goldman Sachs
Investment Adviser, Administrator,
Distributor and Transfer Agent

The Goldman Sachs

Fixed Income Funds

-------------------------------------

Annual Report
October 31, 1996



Goldman Sachs Government Income Fund
Goldman Sachs Global Income Fund
Goldman Sachs Municipal Income Fund


[LOGO OF GOLDMAN SACHS APPEARS HERE]

================================================================================

Goldman Sachs
1 New York Plaza
New York, NY  10004



Trustees
Ashok N. Bakhru, Chairman
David B. Ford
Douglas C. Grip
Alan A. Shuch
Jackson W. Smart, Jr.
William H. Springer
Richard P. Strubel

Officers
Douglas C. Grip, President
John W. Mosior, Vice President
Nancy L. Mucker, Vice President
Pauline Taylor, Vice President
Scott M. Gilman, Treasurer
John M. Perlowski, Assistant Treasurer
Michael J. Richman, Secretary
Howard B. Surloff, Assistant Secretary



Goldman Sachs
Investment Adviser, Administrator,
Distributor and Transfer Agent



The Goldman Sachs

Fixed Income Funds

-------------------------

Annual Report
October 31, 1996




Goldman Sachs Government Income Fund
Goldman Sachs Global Income Fund
Goldman Sachs Municipal Income Fund




[GOLDMAN SACHS LOGO APPEARS HERE]

================================================================================

                                   APPENDIX A

           DESCRIPTION OF BOND RATINGS, INCLUDING MUNICIPAL BONDS/1/

                        MOODY'S INVESTORS SERVICE, INC.


     AAA: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     AA: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     BAA: Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     BA: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

----------

   /1/ The rating systems described herein are believed to be the most recent ratings systems available from Moody's Investors Service, Inc. and Standard & Poor's Ratings Group at the date of this Additional Statement for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which will be given to these securities on the date of a Fund's fiscal year end.


                                      1-A

     B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     CAA: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     CA: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     UNRATED: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

     Should no rating be assigned, the reason may be one of the following:

     1.   An application for rating was not received or accepted.

     2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

     3.   There is a lack of essential data pertaining to the issue or issuer.

     4. The issuer was privately placed, in which case the rating is not published in Moody's publications.

     Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

     NOTE: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designed by the symbols Aa1, A1, Baa1 and B1.


     Moody's also provides credit ratings for commercial paper. These are promissory obligations (1) not having an original maturity in excess of nine months, and (2) backed by commercial banks. Notes bearing the designation P-1 have a superior capacity for repayment. Notes bearing the designation P-2 have a strong capacity for repayment.

                                      2-A

                 Description of Ratings of State and Municipal
                               Commercial Paper
                 ---------------------------------------------

                        MOODY'S INVESTORS SERVICE, INC.

          Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity in excess of nine months. Moody's two highest commercial paper rating categories are as follows:

     PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

          -    Leading market positions in well established industries.

          -    High rates of return on funds employed.

          - Conservative capitalization structures with moderate reliance on debt and ample asset protection.

          - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

          - Well established access to a range of financial markets and assured sources of alternate liquidity.

     PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

                        STANDARD & POOR'S RATINGS GROUP

     AAA: Bonds and debt rated AAA have the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

                                      3-A

     AA: Bonds and debt rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.

     A: Bonds and debt rated A have a very strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB: Bonds and debt rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

     BB, B, CCC, CC, C: Bonds and debt rated BB, B, CCC, CC and C are regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties of major risk exposures to adverse conditions.

     BB: Bonds and debt rated BB have less near-term vulnerability to default than other speculative issues. However, such securities face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for bonds that are subordinated to senior debt assigned an actual or implied BBB- rating.

     B:   Bonds and debt rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

     The B rating category is also used for bonds that are subordinated to senior debt assigned an actual or implied BB or BB-rating.

     CCC: Bonds and debt rated CCC have currently identifiable vulnerability to default, and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, such securities are not likely to have the capacity to pay interest and repay principal.

     The CCC rating category is also used for bonds that are subordinated to senior debt assigned an actual or implied B or B-rating.

                                      4-A

     CC: The rating CC is typically applied to bonds and debt that are subordinated to senior debt assigned an actual or implied CCC rating.

     C: The rating C is typically applied to bonds and debt that are subordinated to senior debt assigned an actual or implied CCC-debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

     C1: The rating C1 is reserved for income bonds on which no interest is being paid.

     D: Bonds and debt rated D are in default and payment of interest and/or repayment of principal is in arrears. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

     PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     N.R.:  Not rated.

     Notes: Bonds which are unrated expose the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower-rated speculative obligations. The Fund is dependent on the Investment Adviser's judgment, analysis and experience in the evaluation of such bonds.

     Investors should note that credit factors affecting high yield, fixed income securities change quickly and the assignment of a rating to a particular bond by a rating service may not reflect the effect of recent developments on the issuer's ability to make interest and principal payments.

     S&P's top ratings for notes issued after July 29, 1984 are SP-1 and SP-2. The designation SP-1 indicates a very strong capacity to pay principal and interest. A plus sign (+) is added for those issues determined to possess overwhelming safety characteristics. An SP-2 designation indicates a satisfactory capacity to pay principal and interest.

     Commercial paper rated A by S&P is regarded as having the greatest capacity for timely payment. Commercial paper rated A-1 is described as having an overwhelming or very strong degree of safety regarding timely payment. Commercial Paper rated A-2 by Standard & Poor's is described as having a strong degree of safety regarding timely payment.

                                      5-A

                        STANDARD & POOR'S RATINGS GROUP

          A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Standard & Poor's two highest commercial paper rating categories are as follows:

          A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

          A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

          A-3: Issued carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable t the adverse effects of changes in circumstances than obligations carrying the higher designations.

          B:    Issues rated B are regarded as having only speculative capacity for timely payment.

          C:    This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

          D:    Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period.

                         FITCH INVESTORS SERVICE, L.P.

Bond Ratings
------------

          The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer's future financial strength and credit quality.

          AAA: Bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

          AA: Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories

                                      6-A
are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

          A: Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

          BBB: Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

          BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

          B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

          CCC: Bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

          CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

          C:  Bonds are in imminent default in payment of interest or principal.

          DDD, DD, AND D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

          PLUS (+) AND MINUS (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA, DDD, DD, or D Categories.

                                      7-A

Investment Grade Short-Term Ratings
-----------------------------------

          Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2: Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

F-S: Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D: Default. Issues assigned this rating are in actual or imminent payment default.

LOC: The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.

                                      8-A

                                 DUFF & PHELPS
                                 -------------

Long-Term Debt and Preferred Stock
----------------------------------

          AAA: Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

          AA+, AA, AA-: High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

          BBB+, BBB, BBB-: Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

          BB+, BB, BB-: Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

          B+, B, B-: Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

          CCC: Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

Commercial Paper/Certificates of Deposits
-----------------------------------------

DUFF 1 PLUS:   Highest certainty of timely payment.  Short-term liquidity including internal operating factors and/or ready access to alternative sources of funds, is clearly outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

DUFF 1: Very high certainty of timely payment. Liquidity factors are excellent and supported by strong fundamental protection factors. Risk factors are minor.

DUFF 1 MINUS:  High certainty of timely payment.  Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

                                      9-A

DUFF 2: Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

DUFF 3: Satisfactory liquidity and other protection factors qualify issues as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

DUFF 4: Speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

DUFF 5: Issuer failed to meet scheduled principal and/or interest payments.

Notes: Bonds which are unrated may expose the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower-rated bonds. The Fund is dependent on the Investment Adviser's judgment, analysis and experience in the evaluation of such bonds.

          Investors should note that the assignment of a rating to a bond by a rating service may not reflect the effect of recent developments on the issuer's ability to make interest and principal payments.


              Description of Ratings of State and Municipal Notes
              ---------------------------------------------------

                        MOODY'S INVESTORS SERVICE, INC.

     Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade ("MIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk, long-term secular trends for example, may be less important over the short run. Symbols used will be as follows:

     MIG-1/VMIG-1: This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing.

                                      10-A

     MIG-2/VMIG-2: This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

     MIG-3/VMIG-3: This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

     MIG-4/VMIG-4: This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

     SG: This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

                        STANDARD & POOR'S RATINGS GROUP

     A Standard & Poor's note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

- Amortization schedule (the larger the final maturity relative to other maturities the more likely it will be treated as a note).

- Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

Note rating symbols are as follows:

SP-1: Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2: Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3:     Speculative capacity to pay principal and interest.

                                      11-A

                                   APPENDIX B

                  BUSINESS PRINCIPLES OF GOLDMAN, SACHS & CO.

     Goldman Sachs is noted for its Business Principles, which guide all of the firm's activities and serve as the basis for its distinguished reputation among investors worldwide.

     OUR CLIENT'S INTERESTS ALWAYS COME FIRST. Our experience shows that if we serve our clients well, our own success will follow.

     OUR ASSETS ARE OUR PEOPLE, CAPITAL AND REPUTATION. If any of these assets diminish, reputation is the most difficult to restore. We are dedicated to complying fully with the letter and spirit of the laws, rules and ethical principles that govern us. Our continued success depends upon unswerving adherence to this standard.

     WE TAKE GREAT PRIDE IN THE PROFESSIONAL QUALITY OF OUR WORK. We have an uncompromising determination to achieve excellence in everything we undertake. Though we may be involved in a wide variety and heavy volume of activity, we would, if it came to a choice, rather be best than biggest.

     WE STRESS CREATIVITY AND IMAGINATION IN EVERYTHING WE DO. While recognizing that the old way may still be the best way, we constantly strive to find a better solution to a client's problems. We pride ourselves on having pioneered many of the practices and techniques that have become standard in the industry.

     WE STRESS TEAMWORK IN EVERYTHING WE DO . While individual creativity is always encouraged, we have found that team effort often produces the best results. We have no room for those who put their personal interests ahead of the interests of the firm and its clients.

     INTEGRITY AND HONESTY ARE THE HEART OF OUR BUSINESS. We expect our people to maintain high ethical standards in everything they do, both in their work for the firm and in their personal lives.

                                      1-B

GOLDMAN, SACHS & CO.'S INVESTMENT BANKING AND SECURITIES ACTIVITIES

Goldman, Sachs & Co. is a leading global investment banking and securities firm with a number of distinguishing characteristics.


 .    Privately owned and ranked among Wall Street's best capitalized firms, with partners' capital of approximately $5.3 billion as of November 29, 1996.

 .    Thirty-four offices worldwide where professionals focus on identifying financial opportunities.

 .    The number one underwriter of all international equity issues for 1993,
     1994 and 1995.*

 .    Premier lead manager of negotiated municipal bond offerings over the past six years (1990-1995).

 .    The number one lead manager of U.S. common stock offerings from (1989-
     1995).*



*    Source: Securities Data Corporation. Ranking excludes REITS, Trusts and
     -----------------------------------
     Rights.

                                      2-B

GOLDMAN, SACHS & CO.'S HISTORY OF EXCELLENCE

1865      End of Civil War

1869      Marcus Goldman opens Goldman Sachs for business

1890      Dow Jones Industrial Average first published

1896      Goldman Sachs joins New York Stock Exchange

1906      Dow Jones Industrial Average tops 100

1925 Goldman Sachs finances Warner Brothers, producer of the first talking film

1956 Goldman Sachs co-manages Ford's public offering, the largest to date

1972      Dow Jones Industrial Average breaks 1000

1986      Goldman Sachs takes Microsoft public

1991 Provides advisory services for the largest privatization in the region of the sale of Telefonos de Mexico

1995      Dow Jones Industrial Average breaks 5000

1996      Goldman Sachs takes Deutsche Telekom public

          Dow Jones Industrial Average breaks 6000

1997      Dow Jones Industrial Average breaks 7000

                                      3-B

INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY STATE.



                     SUBJECT TO COMPLETION -- JUNE 13, 1997
                                     PART B

                      STATEMENT OF ADDITIONAL INFORMATION

                                 SERVICE SHARES

                 GOLDMAN SACHS ADJUSTABLE RATE GOVERNMENT FUND
                  GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND
                   GOLDMAN SACHS SHORT DURATION TAX-FREE FUND
                      GOLDMAN SACHS GOVERNMENT INCOME FUND
                      GOLDMAN SACHS MUNICIPAL INCOME FUND
                      GOLDMAN SACHS CORE FIXED INCOME FUND
                        GOLDMAN SACHS GLOBAL INCOME FUND
                         GOLDMAN SACHS HIGH YIELD FUND
                   (EACH A PORTFOLIO OF GOLDMAN SACHS TRUST)

                              Goldman Sachs Trust
                                4900 Sears Tower
                            Chicago, Illinois 60606

     This Statement of Additional Information (the "Additional Statement") is not a prospectus. This Additional Statement should be read in conjunction with the prospectuses for the Service Shares of each of Goldman Sachs Adjustable Rate Government Fund, Goldman Sachs Short Duration Government Fund, Goldman Sachs Short Duration Tax-Free Fund, Goldman Sachs Government Income Fund, Goldman Sachs Municipal Income Fund, Goldman Sachs Core Fixed Income Fund, Goldman Sachs Global Income Fund and Goldman Sachs High Yield Fund, each dated __________, 1997, as amended and/or supplemented from time to time (each a "Prospectus"), which may be obtained without charge from institutions ("Service Organizations") that hold Service Shares for the benefit of their customers, or by calling Goldman, Sachs & Co. at the telephone number, or writing to one of the addresses, listed below.

                               TABLE OF CONTENTS

Introduction                           B-3
   Other Investments and Practices    B-10
   Investment Restrictions            B-53
   Management                         B-70
   Portfolio Transactions             B-86
   Shares of the Trust                B-87
   Net Asset Value                    B-91
   Taxation                           B-92
   Performance Information            B-104
   Other Information                  B-116
   Financial Statements               B-117
   Service Plan                       B-118
   Appendix A                         1-A
   Appendix B                         1-B

The date of this Additional Statement is __________, 1997.

GOLDMAN SACHS ASSET MANAGEMENT      GOLDMAN SACHS ASSET MANAGEMENT
ADVISER TO GOLDMAN SACHS SHORT          INTERNATIONAL
  DURATION TAX-FREE FUND,              ADVISER TO GOLDMAN SACHS
  GOLDMAN SACHS GOVERNMENT              GLOBAL INCOME FUND
  INCOME FUND, GOLDMAN SACHS        133 PETERBOROUGH COURT
  MUNICIPAL INCOME FUND,            LONDON EC4A 2BB, ENGLAND
  GOLDMAN SACHS CORE FIXED
  INCOME FUND AND GOLDMAN           GOLDMAN, SACHS & CO.
  SACHS HIGH YIELD FUND             DISTRIBUTOR
ONE NEW YORK PLAZA                  85 BROAD STREET
NEW YORK, NEW YORK 10004            NEW YORK, NEW YORK  10004

GOLDMAN SACHS FUNDS                 GOLDMAN, SACHS & CO.
MANAGEMENT, L.P.                    TRANSFER AGENT
ADVISER TO GOLDMAN SACHS            4900 SEARS TOWER
  ADJUSTABLE RATE GOVERNMENT        CHICAGO, ILLINOIS 60606
  FUND AND GOLDMAN SACHS SHORT
  DURATION GOVERNMENT FUND
ONE NEW YORK PLAZA
NEW YORK, NEW YORK 10004





                    TOLL FREE (IN U.S.) .......800-621-2550

                                  INTRODUCTION

         Goldman Sachs Trust (the "Trust") was formed under the laws of the state of Delaware on January 28, 1997. The Trust is a successor to a Massachusetts business trust that was merged with the Trust on April 30, 1997. The Trust assumed its current name on March 22, 1991. The Trustees of the Trust have authority under the Declaration of Trust to create and classify shares into separate series and to classify and reclassify any series of shares into one or more classes without further action by shareholders. Pursuant thereto, the Trustees have created the following series, among others: Goldman Sachs Adjustable Rate Government Fund ("Adjustable Rate Fund"), Goldman Sachs Core Fixed Income Fund ("Core Fund"), Goldman Sachs Global Income Fund ("Global Income Fund"), Goldman Sachs Government Income Fund ("Government Income Fund"), Goldman Sachs Municipal Income Fund ("Municipal Income Fund"), Goldman Sachs Short Duration Tax-Free Fund ("Short Duration Tax-Free Fund"), Goldman Sachs Short Duration Government Fund ("Short Duration Government Fund") and Goldman Sachs High Yield Fund ("High Yield Fund") and 27 other series of shares. Adjustable Rate Fund, Core Fund, Global Income Fund, Government Income Fund, Municipal Income Fund, Short Duration Tax-Free Fund, Short Duration Government Fund and High Yield Fund are each sometimes referred to herein as a "Fund" and collectively as the "Funds." Short Duration Government Fund, Short Duration Tax-Free Fund and Core Fund are each authorized to issue six classes of shares:
Institutional Shares, Administration Shares, Service Shares, Class A Shares, Class B Shares and Class C Shares. Adjustable Rate Fund is authorized to issue four classes of shares: Institutional Shares, Administration Shares, Service Shares and Class A Shares. Government Income Fund, Municipal Income Fund, Global Income Fund and High Yield Fund are authorized to issue five classes of shares: Institutional Shares, Service Shares, Class A Shares, Class B Shares and Class C Shares. Additional series may be added in the future from time to time.

         Goldman Sachs Asset Management ("GSAM"), a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as the investment adviser to Core Fund, Government Income Fund, Municipal Income Fund, Short Duration Tax-Free Fund and High Yield Fund. Goldman Sachs Asset Management International ("GSAMI"), an affiliate of Goldman Sachs, serves as investment adviser to the Global Income Fund. Goldman Sachs Funds Management, L.P. ("GSFM"), an affiliate of Goldman Sachs, serves as the investment adviser to Adjustable Rate Fund and Short Duration Government Fund. GSAM, GSAMI and GSFM are each sometimes referred to herein as the "Adviser" and collectively herein as the "Advisers." In addition, Goldman Sachs serves as each Fund's distributor and transfer agent. Each Fund's custodian is State Street Bank and Trust Company.

         Because each Fund's shares may be redeemed upon request of a shareholder on any business day at net asset value, the Funds offer greater liquidity than many competing investments, such as certificates of deposit and direct investments in certain securities in which the respective Fund may invest. However, unlike certificates of deposits, shares of the Funds are not insured by the Federal Deposit Insurance Corporation.

         The following information relates to and supplements the description of each Fund's investment policies contained in the Prospectus. See the Prospectus for a fuller description of each Fund's investment objective and policies. Investing in the Funds entails certain risks and there is no assurance that a Fund will achieve its objective.

         EXPERIENCED MANAGEMENT.  Successfully creating and managing a
         ----------------------
diversified portfolio of securities requires professionals with extensive experience. Goldman Sachs' highly skilled portfolio management team brings together many years of experience in the analysis, valuation and trading of U.S. and foreign fixed-income securities.

 ADJUSTABLE RATE FUND AND SHORT DURATION GOVERNMENT FUND

         Adjustable Rate Fund and Short Duration Government Fund are both designed for investors who seek a high level of high current income, relative stability of principal and the high credit quality of securities issued or guaranteed by the U.S. government or its agencies, instrumentalities or sponsored enterprises, without incurring the administrative and accounting burdens involved in direct investment.

         Market and economic conditions may affect the investments of Adjustable Rate Fund and Short Duration Government Fund differently than the investments normally purchased by such investors. Relative to U.S. Treasury and non-fluctuating money market instruments, the market value of adjustable rate mortgage securities in which Adjustable Rate and Short Duration Government Funds may invest may be adversely affected by increases in market interest rates. Conversely, decreases in market interest rates may result in less capital appreciation for adjustable rate mortgage securities in relation to U.S. Treasury and money market investments.

         HIGH CURRENT INCOME.  Adjustable Rate and Short Duration Government
         -------------------
Funds seek a higher current yield than a money market fund or than that offered by bank certificates of deposit and money market accounts. However, the Adjustable Rate and Short Duration Government Funds do not maintain a constant net asset value per share and are subject to greater fluctuations in the value of their shares than a money market fund. Unlike bank certificates of deposit and money market accounts, investments in shares of the Funds are not insured or guaranteed by any government agency. Each of the Adjustable Rate and Short Duration Government Funds seeks to provide such high current income without sacrificing credit quality.

         RELATIVE LOW VOLATILITY OF PRINCIPAL.  Adjustable Rate Fund seeks to
         -------------------------------------
minimize net asset value fluctuations by investing primarily in adjustable rate mortgage pass-through securities and other mortgage securities with periodic interest rate resets, maintaining a maximum duration of two years and a target duration equal to that of a six-month to one-year U.S. Treasury security, and utilizing certain active management techniques to seek to hedge interest rate risk. Short Duration Government Fund seeks to minimize net asset value fluctuations by utilizing certain interest rate hedging techniques and by maintaining a maximum duration of not more than three years. The duration target of the Short Duration Government Fund is that of the 2-year U.S. Treasury Security plus or minus .5 years. There is no assurance that these strategies for the Adjustable Rate Fund and Short Duration Government Fund will always be successful.

         PROFESSIONAL MANAGEMENT AND ADMINISTRATION.  Investors who invest in
         -------------------------------------------
securities of the Government National Mortgage Association ("Ginnie Mae") and other mortgage-backed securities may prefer professional management and administration of their mortgage-backed securities portfolios. A well-diversified portfolio of such securities emphasizing minimal fluctuation of net asset value requires significant active management as well as significant accounting and administrative resources. Members of Goldman Sachs' highly skilled portfolio management team bring together many years of experience in the analysis, valuation and trading of U.S. fixed-income securities.

GOVERNMENT INCOME FUND

         Government Income Fund is designed for investors who seek the relatively high current income, relative safety of principal and the high credit quality of securities issued by the U.S. government or its agencies, instrumentalities or sponsored enterprises, without incurring the administrative and account burdens involved in direct investment.

         Government Income Fund's overall returns are generally likely to move in the same direction as interest rates. Therefore, when interest rates decline, Government Income Fund's return is also likely to decline. In exchange for accepting a higher degree of share price fluctuation, investors have the potential to achieve a higher return from the Government Income Fund than from shorter-term investments.

         High Current Income.  Government Income Fund is designed to have a
         -------------------
higher current yield than a money market fund, since it can invest in longer-term, higher yielding securities, and may utilize certain investment techniques not available to a money market fund. Similarly, Government Income Fund's yield is expected to exceed that offered by bank certificates of deposit and money market accounts. However, Government Income Fund does not maintain a constant net asset value per share and is subject to greater fluctuation in the value of its shares than a money market fund. Unlike bank certificates of deposit and money market accounts, investments in shares of Government Income Fund are not insured or guaranteed by any government agency. Government Income Fund seeks to provide high current income without, however, sacrificing credit quality.

         Liquidity. Because Government Income Fund's shares may be redeemed upon
         ---------
request of a shareholder on any business day at net asset value, Government Income Fund offers greater liquidity than many competing investments such as certificates of deposit and direct investments in certain securities in which Government Income Fund may invest.

         A Sophisticated Investment Process.  Government Income Fund's
         ----------------------------------
investment process starts with a review of trends for the overall economy as well as for different sectors of the U.S. government and mortgage-backed securities markets. Goldman Sachs' portfolio managers then analyze yield spreads, implied volatility and the shape of the yield curve. In planning the Government Income Fund's portfolio investment strategies, the Adviser is able to draw upon the economic and fixed-income research resources of Goldman Sachs.
The Adviser will use a sophisticated analytical process involving Goldman Sachs' proprietary mortgage prepayment model and option-adjusted spread model to structure and maintain the Government Income Fund's investment portfolio. In determining the Government Income Fund's investment strategy and making market timing decisions, the Adviser will have access to information from Goldman Sachs' economists, fixed-income analysts and mortgage specialists.

         Convenience of a Fund Structure.  Government Income Fund eliminates
         -------------------------------
many of the complications that direct ownership of U.S. government and mortgage-backed securities entails. Government Income Fund automatically reinvests all principal payments within the Fund and distributes only current income each month, thereby conserving principal and eliminating the investor's need to segregate and reinvest the principal portion of each payment on his own.

SHORT DURATION TAX-FREE AND MUNICIPAL INCOME FUNDS

         Short Duration Tax-Free Fund and Municipal Income Fund (the "Tax Exempt Funds") are not money market funds. Each is designed for investors who seek the tax benefits associated with investing in municipal securities and who are able to accept greater risk with the possibility of higher returns than investors in municipal money market funds. While municipal money market funds almost always maintain a constant net asset value, they must meet stringent high quality credit standards, their portfolios must be broadly diversified and their portfolio securities must have remaining maturities of 397 days or less. An example of an "eligible" investment for the Tax Exempt Funds is auction rate municipal securities, which generally have higher yields than money market municipal securities, but which typically are not eligible investments for municipal money market funds.

         In addition, unlike a municipal money market fund, the Tax Exempt Funds' increased investment flexibility permits their portfolios to be more easily adjusted to reflect the shape of the current yield curve as well as to respond to anticipated developments that might affect the shape of the yield curve.

         Investors who wish to invest in municipal securities may find that a mutual fund structure offers some important advantages when compared to investing in individual municipal securities, including:

          . The ratings given to municipal securities by the rating organizations are difficult to evaluate. For example, some municipal securities with relatively low credit ratings have yields comparable to municipal securities with much higher ratings. The credit research professionals at Goldman Sachs closely follow market events and are well positioned to judge current and expected credit conditions of municipal issuers;

          . Because of the relative inefficiency of the secondary market in municipal securities, the value of an individual municipal security is often difficult to determine. As such, investors may obtain a wide range of different prices when asking for quotes from different dealers. In addition, a dealer may have a large inventory of a particular issue that it wants to reduce.
             Obtaining the best overall prices can require extensive negotiation, which is a function performed by the portfolio manager;

          . Market expertise is also an important consideration for municipal investors, and because the Tax Exempt Funds take relatively large positions in different securities, the Tax Exempt Funds may be able to obtain more favorable prices in the municipal securities market than investors with relatively small positions; and

          . Industry and geographical diversification are important considerations for municipal investors. The Tax Exempt Funds are designed to provide this diversification.

CORE FUND

          Core Fund is designed for investors seeking a total return consisting of both income and capital appreciation that exceeds the total return of the Lehman Brothers Aggregate Bond Index, without incurring the administrative and accounting burdens involved in direct investment. Such investors also prefer liquidity, experienced professional management and administration, a sophisticated investment process, and the convenience of a mutual fund structure. Core Fund may be appropriate as part of a balanced investment strategy consisting of stocks, bonds and cash or as a complement to positions in other types of fixed-income investments.

          Core Fund's overall returns are generally likely to move in the opposite direction from interest rates. Therefore, when interest rates decline, Core Fund's return is likely to increase. Conversely, when interest rates increase, Core Fund's return is likely to decline. However, the Adviser believes that, given the flexibility of managers to invest in a diversified portfolio of securities, Core Fund's return is not likely to decline as quickly as that of other fixed-income funds with a comparable average portfolio duration. In exchange for accepting a higher degree of potential share price fluctuation, investors have the opportunity to achieve a higher return from Core Fund than from shorter-term investments.

          A number of investment strategies will be used to achieve the Core Fund's investment objective, including market sector selection, determination of yield curve exposure, and issuer selection. In addition, the Adviser will attempt to take advantage of pricing inefficiencies in the fixed-income markets. Market sector selection is the underweighting or overweighting of one or more of the five market sectors (i.e., U.S. Treasuries, U.S. government agencies, corporate securities, mortgage-backed securities and asset-backed securities) in which the Fund primarily invests. The decision to overweight or underweight a given market sector is based on expectations of future yield spreads between different sectors. Yield curve exposure strategy consists of overweighting or underweighting different maturity sectors to take advantage of the shape of the yield curve. Issuer selection is the purchase and sale of corporate securities based on a corporation's current and expected credit standing. To take advantage of price discrepancies between securities resulting from supply and demand imbalances or other technical factors, the Fund may simultaneously purchase and sell comparable, but not identical, securities. The Adviser will have access to the research of, and proprietary technical models developed by, Goldman Sachs and will apply quantitative and qualitative analysis in determining the appropriate allocations among the categories of issuers and types of securities.

          A SOPHISTICATED INVESTMENT PROCESS.  Core Fund will attempt to control
          ----------------------------------
its exposure to interest rate risk, including overall market exposure and the spread risk of particular sectors and securities, through active portfolio management techniques. Core Fund's investment process starts with a review of trends for the overall economy as well as for different sectors of the fixed-income securities markets. Goldman Sachs' portfolio managers then analyze yield spreads, implied volatility and the shape of the yield curve. In planning Core Fund's portfolio investment strategies, the Adviser is able to draw upon the economic and fixed-income research resources of Goldman Sachs. The Adviser will use a sophisticated analytical process including Goldman Sachs' proprietary mortgage prepayment model and option-adjusted spread model to assist in structuring and maintaining Core Fund's investment portfolio. In determining Core Fund's investment strategy and making market timing decisions, the Adviser will have access to input from Goldman Sachs' economists, fixed-income analysts and mortgage specialists.


GLOBAL INCOME FUND

          Global Income Fund is designed for investors seeking a combination of high income, capital appreciation, stability of principal, experienced professional management, flexibility and liquidity. However, investing in the Fund involves certain risks and there is no assurance that the Fund will achieve its investment objective.

          In selecting securities for the Fund, portfolio managers consider such factors as the security's duration, sector and credit quality rating as well as the security's yield and prospects for capital appreciation. In determining the countries and currencies in which the Fund will invest, the Fund's portfolio mangers form opinions based primarily on the views of Goldman Sachs' economists as well as information provided by securities dealers, including information relating to factors such as interest rates, inflation, monetary and fiscal policies, taxation, and political climate. The portfolio managers apply the Black-Litterman Model (the "Model") to their views to develop a portfolio that produces, in the view of the Adviser, the optimal expected return for a given level of risk. The Model factors in the opinions of the portfolio managers, adjusting for their level of confidence in such opinions, with the views implied by an international capital asset pricing formula. The Model is also used to maintain the level of portfolio risk within the guidelines established by the Adviser.

          High Income.  Global Income Fund's portfolio managers will seek out
          -----------
the highest yielding bonds in the global fixed-income market that meet the Global Income Fund's credit quality standards and certain other criteria.

          Capital Appreciation.  Investing in the foreign bond markets offers
          --------------------
the potential for capital appreciation due to both interest rate and currency exchange rate fluctuations. The portfolio managers attempt to identify investments with appreciation potential by carefully evaluating trends affecting a country's currency as well as a country's fundamental economic strength. However, there is a risk of capital depreciation as a result of unanticipated interest rate and currency fluctuations.

          Portfolio Management Flexibility.  Global Income Fund is actively
          --------------------------------
managed. The Fund's portfolio managers invest in countries that, in their judgment, meet the Fund's investment guidelines and often have strong currencies and stable economies and in securities that they believe offer favorable performance prospects.

          Relative Stability of Principal.  Global Income Fund may be able to
          -------------------------------
reduce principal fluctuation by investing in foreign countries with economic policies or business cycles different from those of the United States and in foreign securities markets that do not necessarily move in the same direction or magnitude as the U.S. market. Investing in a broad range of U.S. and foreign fixed-income securities and currencies reduces the dependence of the Fund's performance on developments in any particular market to the extent that adverse events in one market are offset by favorable events in other markets. The Fund's policy of investing primarily in high quality securities may also reduce principal fluctuation. However, there is no assurance that these strategies will always be successful.

          Professional Management.  Individual U.S. investors may prefer
          -----------------------
professional management of their global bond and currency portfolios because a well-diversified portfolio requires a large amount of capital and because the size of the global market requires access to extensive resources and a substantial commitment of time.

HIGH YIELD FUND

          High Yield Fund's Investment Process.  GSAM starts the investment
          -------------------------------------
process with economic analysis based on research generated by the Goldman Sachs Global Economic Research Group and others to determine broad growth trends, industry-specific events and market forecasts. The market value of non-investment grade fixed income securities tends to reflect individual developments within a company to a greater extent than higher rated corporate debt or Treasury bonds that react primarily to fluctuations in interest rates. Therefore, determining the creditworthiness of issuers is critical. To that end, the High Yield Fund's portfolio managers have access to Goldman, Sachs & Co.'s highly regarded Credit Research and Global Investment Research Departments, as well as analysis from the firm's High Yield Research Group, a dedicated group of 14 professionals in the high yield and emerging market corporate bond research area, consisting of industry and regional market specialists. In addition, the Fund's portfolio managers may review the opinions of the two largest independent credit rating agencies, Standard & Poor's Ratings Group and Moody's Investors Services, Inc. High Yield Fund's portfolio managers and credit analysts also conduct their own in-depth analysis of each issue considered for inclusion in the Fund's portfolio. The portfolio managers and credit analysts evaluate such factors as a company's competitive position, the strength of its balance sheet, its ability to withstand economic downturns and its potential to generate ample cash flow to service its debt. The ability to accurately analyze a company's future cash flow by correctly anticipating the impact of economic, industry-wide and specific events are critical to successful high yield investing. GSAM's goal is to identify companies with the potential to strengthen their balance sheets by increasing their earnings, reducing their debt or effecting a turnaround. GSAM analyzes trends in a company's debt picture (i.e., the level of its interest coverage) as well as new developments in its capital structure on an ongoing basis. GSAM believes that this constant reassessment is more valuable than relying on a "snapshot" view of a company's ability to service debt at one or two points in time.

          High Yield Fund's portfolio is diversified among different sectors and industries on a global basis in an effort to reduce overall risk. While GSAM will avoid excessive concentration in any one industry, the Fund's specific industry weightings are the result of individual security selection. Emerging market debt considered for the High Yield Fund's portfolio will be selected by specialists knowledgeable about the political and economic structure of those economies.

          Return on and Risks of High Yield Securities.  Over the past decade,
          ---------------------------------------------
high yield bonds have delivered consistently higher yields and total return (and higher volatility) than either investment grade corporate bonds or U.S. Treasury bonds. However, because these non-investment grade securities involve higher risks in return for higher income, they are best suited to long-term investors who are financially secure enough to withstand volatility and the risks associated with such investments. See "Other Investments and Practices." Different types of fixed income securities may react differently to changes in the economy. High yield bonds, like stocks, tend to perform best when the economy is strong, inflation is low and companies experience healthy profits, which can lead to higher stock prices and higher credit ratings. Government bonds are likely to appreciate more in a weaker economy when interest rates are declining. In certain types of markets, adding some diversification in the high yield asset class may help to increase returns and decrease overall portfolio risk.

          For high yield, non-investment grade securities, as for most investments, there is a direct relationship between risk and return. Along with their potential to deliver higher yields and greater capital appreciation than most other types of fixed income securities, high yield securities are subject to higher risk of loss, greater volatility and are considered speculative by traditional investment standards. The most significant risk associated with high yield securities is credit risk: the risk that the company issuing a high yield security may have difficulty in meeting its principal and/or interest payments on a timely basis. As a result, extensive credit research and diversification are essential factors in managing risk in the high yield arena. To a lesser extent, high yield bonds are also subject to interest rate risk: when interest rates increase, the value of fixed income securities tends to decline.

                        OTHER INVESTMENTS AND PRACTICES

OBLIGATIONS OF THE UNITED STATES, ITS AGENCIES, INSTRUMENTALITIES AND SPONSORED ENTERPRISES

          Each Fund may invest in U.S. government securities ("U.S. Government Securities"), which are obligations issued or guaranteed by the U.S. government and its agencies, instrumentalities or sponsored enterprises. Some U.S. Government Securities (such as

Treasury bills, notes and bonds, which differ only in their interest rates, maturities and times of issuance) are supported by the full faith and credit of the United States of America. Others, such as obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises, are supported either by (a) the full faith and credit of the U.S. government (such as securities of the Small Business Administration), (b) the right of the issuer to borrow from the Treasury (such as securities of Federal Home Loan Banks), (c) the discretionary authority of the U.S. government to purchase the agency's obligations (such as securities of Federal National Mortgage Association ("Fannie Mae")) or (d) only the credit of the issuer (such as securities of the Financing Corporation). The U.S. government is under no legal obligation, in general, to purchase the obligations of its agencies, instrumentalities or sponsored enterprises. No assurance can be given that the U.S. government will provide financial support to the U.S. government agencies, instrumentalities or sponsored enterprises in the future.

          U.S. Government Securities include (to the extent consistent with the Investment Company Act of 1940, as amended (the "Act")) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government, or its agencies, instrumentalities or sponsored enterprises. U.S. Government Securities also include (to the extent consistent with the Act) participations in loans made to foreign governments or their agencies that are guaranteed as to principal and interest by the U.S. government or its agencies, instrumentalities or sponsored enterprises. The secondary market for certain of these participations is extremely limited. In the absence of a substantial secondary market, such participations are regarded as illiquid. Each Fund may also purchase U.S. Government Securities in private placements, subject to the Fund's limitation on investment in illiquid securities.

          The Funds may also invest in separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury if such components are traded independently under the separate trading of registered interest and principal of securities program ("STRIPS").

CUSTODIAL RECEIPTS

          Each Fund may acquire custodial receipts in respect of U.S. Government Securities. Such custodial receipts evidence ownership of future interest payments, principal payments or both on certain notes or bonds. These custodial receipts are known by various names, including "Treasury Receipts," "Treasury Investors Growth Receipts" ("TIGRs"), and "Certificates of Accrual on Treasury Securities" ("CATS"). For certain securities law purposes, custodial receipts are not considered U.S. Government Securities.

MORTGAGE LOANS AND MORTGAGE-BACKED SECURITIES

          Adjustable Rate, Short Duration Government, Core, Global Income, High Yield and Government Income Funds (collectively, the "Taxable Funds") may each invest in mortgage loans and mortgage pass-through securities and other securities representing an interest in or collateralized by adjustable and fixed-rate mortgage loans ("Mortgage-Backed Securities").

          GENERAL CHARACTERISTICS.  Each mortgage pool underlying Mortgage-
          -----------------------
Backed Securities consists of mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on owner occupied and non-owner occupied one-unit to four-unit residential properties, multi-family (i.e., five or more) properties, agriculture properties, commercial properties and mixed use properties (the "Mortgaged Properties"). The Mortgaged Properties may consist of detached individual dwelling units, multi-family dwelling units, individual condominiums, townhouses, duplexes, triplexes, fourplexes, row houses, individual units in planned unit developments and other attached dwelling units. The Mortgaged Properties may also include residential investment properties and second homes.

          The investment characteristics of adjustable and fixed rate Mortgage-Backed Securities differ from those of traditional fixed-income securities. The major differences include the payment of interest and principal on Mortgage-Backed Securities on a more frequent (usually monthly) schedule, and the possibility that principal may be prepaid at any time due to prepayments on the underlying mortgage loans or other assets. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed-income securities. As a result, a faster than expected prepayment rate will reduce both the market value and the yield to maturity from those which were anticipated. A prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and market value. To the extent that the Funds invest in Mortgage-Backed Securities, the Advisers will seek to manage these potential risks by investing in a variety of Mortgage-Backed Securities and by using certain hedging techniques.

          ADJUSTABLE RATE MORTGAGE LOANS ("ARMS").  ARMs generally provide for a
          ---------------------------------------
fixed initial mortgage interest rate for a specified period of time.
Thereafter, the interest rates (the "Mortgage Interest Rates") may be subject to periodic adjustment based on changes in the applicable index rate (the "Index Rate"). The adjusted rate would be equal to the Index Rate plus a fixed percentage spread over the Index Rate established for each ARM at the time of its origination.

          Adjustable interest rates can cause payment increases that some mortgagors may find difficult to make. However, certain ARMs may provide that the Mortgage Interest Rate may not be adjusted to a rate above an applicable lifetime maximum rate or below an applicable lifetime minimum rate for such ARM. Certain ARMs may also be subject to limitations on the maximum amount by which the

Mortgage Interest Rate may adjust for any single adjustment period (the "Maximum Adjustment"). Other ARMs ("Negatively Amortizing ARMs") may provide instead or as well for limitations on changes in the monthly payment on such ARMs. Limitations on monthly payments can result in monthly payments which are greater or less than the amount necessary to amortize a Negatively Amortizing ARM by its maturity at the Mortgage Interest Rate in effect in any particular month. In the event that a monthly payment is not sufficient to pay the interest accruing on a Negatively Amortizing ARM, any such excess interest is added to the principal balance of the loan, causing negative amortization, and will be repaid through future monthly payments. It may take borrowers under Negatively Amortizing ARMs longer periods of time to build up equity and may increase the likelihood of default by such borrowers. In the event that a monthly payment exceeds the sum of the interest accrued at the applicable Mortgage Interest Rate and the principal payment which would have been necessary to amortize the outstanding principal balance over the remaining term of the loan, the excess (or "accelerated amortization") further reduces the principal balance of the ARM. Negatively Amortizing ARMs do not provide for the extension of their original maturity to accommodate changes in their Mortgage Interest Rate. As a result, unless there is a periodic recalculation of the payment amount (which there generally is), the final payment may be substantially larger than the other payments. These limitations on periodic increases in interest rates and on changes in monthly payments protect borrowers from unlimited interest rate and payment increases.

          There are two main categories of indices which provide the basis for rate adjustments on ARMs: those based on U.S. Treasury securities and those derived from a calculated measure, such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year, three-year and five-year constant maturity Treasury rates, the three-month Treasury bill rate, the 180-day Treasury bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month, three-month, six-month or one-year London Interbank Offered Rate, the prime rate of a specific bank or commercial paper rates. Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Federal Home Loan Bank Cost of Funds index, tend to lag behind changes in market rate levels and tend to be somewhat less volatile. The degree of volatility in the market value of each Taxable Fund's portfolio and therefore in the net asset value of each Taxable Fund's shares will be a function of the length of the interest rate reset periods and the degree of volatility in the applicable indices.

          FIXED-RATE MORTGAGE LOANS.  Generally, fixed-rate mortgage loans
          -------------------------
included in a mortgage pool (the "Fixed-Rate Mortgage Loans") will bear simple interest at fixed annual rates and have original terms to maturity ranging from 5 to 40 years. Fixed-Rate Mortgage Loans generally provide for monthly payments of principal and interest in substantially equal installments for the term of the mortgage note in sufficient amounts to fully amortize principal by maturity, although certain Fixed-Rate Mortgage Loans provide for a large final "balloon" payment upon maturity.

          LEGAL CONSIDERATIONS OF MORTGAGE LOANS.  The following is a discussion
          --------------------------------------
of certain legal and regulatory aspects of the mortgage loans in which the Taxable Funds may invest. These regulations may impair the ability of a mortgage lender to enforce its rights under the mortgage documents. These regulations may adversely affect the Funds' investments in Mortgage-Backed Securities (including those issued or guaranteed by the U.S. government, its agencies or instrumentalities) by delaying the Funds' receipt of payments derived from principal or interest on mortgage loans affected by such regulations.

1.   Foreclosure.  A foreclosure of a defaulted mortgage loan may be delayed due
     -----------
     to compliance with statutory notice or service of process provisions, difficulties in locating necessary parties or legal challenges to the mortgagee's right to foreclose. Depending upon market conditions, the ultimate proceeds of the sale of foreclosed property may not equal the amounts owed on the Mortgage-Backed Securities.

     Furthermore, courts in some cases have imposed general equitable principles upon foreclosure generally designed to relieve the borrower from the legal effect of default and have required lenders to undertake affirmative and expensive actions to determine the causes for the default and the likelihood of loan reinstatement.

2.   Rights of Redemption.  In some states, after foreclosure of a mortgage
     --------------------
     loan, the borrower and foreclosed junior lienors are given a statutory period in which to redeem the property, which right may diminish the mortgagee's ability to sell the property.

3.   Legislative Limitations.  In addition to anti-deficiency and related
     -----------------------
     legislation, numerous other federal and state statutory provisions, including the federal bankruptcy laws and state laws affording relief to debtors, may interfere with or affect the ability of a secured mortgage lender to enforce its security interest. For example, a bankruptcy court may grant the debtor a reasonable time to cure a default on a mortgage loan, including a payment default. The court in certain instances may also reduce the monthly payments due under such mortgage loan, change the rate of interest, reduce the principal balance of the loan to the then-current appraised value of the related mortgaged property, alter the mortgage loan repayment schedule and grant priority of certain liens over the lien of the mortgage loan. If a court relieves a borrower's obligation to repay amounts otherwise due on a mortgage loan, the mortgage loan servicer will not be required to advance such amounts, and any loss may be borne by the holders of securities backed by such loans. In addition, numerous federal and state consumer protection laws impose penalties for failure to comply with specific requirements in connection with origination and servicing of mortgage loans.

4.   "Due-on-Sale" Provisions.  Fixed-rate mortgage loans may contain a so-
     ------------------------
     called "due-on-sale" clause permitting acceleration of the maturity of the mortgage loan if the borrower transfers the property. The Garn-St. Germain Depository Institutions Act of 1982 sets forth nine specific instances in which no mortgage lender covered by that Act may exercise a "due-on-sale" clause upon a transfer of property. The inability to enforce a "due-on-sale" clause or the lack of such a clause in mortgage loan documents may result in a mortgage loan being assumed by a purchaser of the property that bears an interest rate below the current market rate.

5.   Usury Laws.  Some states prohibit charging interest on mortgage loans in
     ----------
     excess of statutory limits. If such limits are exceeded, substantial penalties may be incurred and, in some cases, enforceability of the obligation to pay principal and interest may be affected.

     GOVERNMENT GUARANTEED MORTGAGE-BACKED SECURITIES.  There are several types
     ------------------------------------------------
of guaranteed Mortgage-Backed Securities currently available, including guaranteed mortgage pass-through certificates and multiple class securities, which include guaranteed Real Estate Mortgage Investment Conduit Certificates ("REMIC Certificates"), other collateralized mortgage obligations and stripped Mortgage-Backed Securities. The Taxable Funds are permitted to invest in other types of Mortgage-Backed Securities that may be available in the future to the extent consistent with their respective investment policies and objectives.

GUARANTEED MORTGAGE PASS-THROUGH SECURITIES

     GINNIE MAE CERTIFICATES.  Ginnie Mae is a wholly-owned corporate
     -----------------------
instrumentality of the United States authorized to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration ("FHA Loans"), or guaranteed by the Veterans Administration ("VA Loans"), or by pools of other eligible mortgage loans. In order to meet its obligations, Ginnie Mae is authorized to borrow from the U.S. Treasury in an unlimited amount.

     FANNIE MAE CERTIFICATES.  Fannie Mae is a stockholder-owned corporation
     -----------------------
chartered under an act of the U.S. Congress. Each Fannie Mae Certificate is issued and guaranteed by Fannie Mae and represents an undivided interest in a pool of mortgage loans (a "Pool") formed by Fannie Mae. Each Pool consists of residential mortgage loans ("Mortgage Loans") either previously owned by Fannie Mae or purchased by it in connection with the formation of the Pool. The Mortgage Loans may be either conventional Mortgage Loans (i.e., not insured or guaranteed by any U.S. government agency) or Mortgage Loans that are either insured by the FHA or guaranteed by the VA. However, the Mortgage Loans in Fannie Mae Pools are primarily conventional Mortgage Loans. The lenders originating and servicing the Mortgage Loans are subject to certain eligibility requirements established by Fannie Mae.

     Fannie Mae has certain contractual responsibilities. With respect to each Pool, Fannie Mae is obligated to distribute scheduled monthly installments of principal and interest after Fannie Mae's servicing and guaranty fee, whether or not received, to Certificate holders. Fannie Mae also is obligated to distribute to holders of Certificates an amount equal to the full principal balance of any foreclosed Mortgage Loan, whether or not such principal balance is actually recovered. The obligations of Fannie Mae under its guaranty of the Fannie Mae Certificates are obligations solely of Fannie Mae.

     FREDDIE MAC CERTIFICATES.  The Federal Home Loan Corporation ("Freddie
     ------------------------
Mac") is a publicly held U.S. government sponsored enterprise. The principal activity of Freddie Mac currently is the purchase of first lien, conventional, residential mortgage loans and participation interests in such mortgage loans and their resale in the form of mortgage securities, primarily Freddie Mac Certificates. A Freddie Mac Certificate represents a pro rata interest in a group of mortgage loans or participations in mortgage loans (a "Freddie Mac Certificate group") purchased by Freddie Mac.

     Freddie Mac guarantees to each registered holder of a Freddie Mac Certificate the timely payment of interest at the rate provided for by such Freddie Mac Certificate (whether or not received on the underlying loans). Freddie Mac also guarantees to each registered Certificate holder ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but does not, generally, guarantee the timely payment of scheduled principal. The obligations of Freddie Mac under its guaranty of Freddie Mac Certificates are obligations solely of Freddie Mac.

     The mortgage loans underlying the Freddie Mac and Fannie Mae Certificates consist of adjustable rate or fixed-rate mortgage loans with original terms to maturity of between five and thirty years. Substantially all of these mortgage loans are secured by first liens on one- to four-family residential properties or multi-family projects. Each mortgage loan must meet the applicable standards set forth in the law creating Freddie Mac or Fannie Mae. A Freddie Mac Certificate group may include whole loans, participation interests in whole loans, undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

     CONVENTIONAL MORTGAGE LOANS.  The conventional mortgage loans underlying
     ---------------------------
the Freddie Mac and Fannie Mae Certificates consist of adjustable rate or fixed-rate mortgage loans with original terms to maturity of between five and thirty years. Substantially all of these mortgage loans are secured by first liens on one- to four-family residential properties or multi-family projects. Each mortgage loan must meet the applicable standards set forth in the law creating Freddie Mac or Fannie Mae. A Freddie Mac Certificate group may include whole loans, participation interests in whole loans, undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

     MORTGAGE PASS-THROUGH SECURITIES.  The Taxable Funds may invest in
     --------------------------------
government guaranteed mortgage pass-through securities ("Mortgage Pass-Throughs"), that are fixed or adjustable rate Mortgage-Backed Securities which provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amounts paid to any guarantor, administrator and/or servicer of the underlying mortgage loans.

     The following discussion describes only a few of the wide variety of structures of Mortgage Pass-Throughs that are available or may be issued.

     DESCRIPTION OF CERTIFICATES.  Mortgage Pass-Throughs may be issued in one
     ---------------------------
or more classes of senior certificates and one or more classes of subordinate certificates. Each such class may bear a different pass-through rate. Generally, each certificate will evidence the specified interest of the holder thereof in the payments of principal or interest or both in respect of the mortgage pool comprising part of the trust fund for such certificates.

     Any class of certificates may also be divided into subclasses entitled to varying amounts of principal and interest. If a REMIC election has been made, certificates of such subclasses may be entitled to payments on the basis of a stated principal balance and stated interest rate, and payments among different subclasses may be made on a sequential, concurrent, pro rata or disproportionate
                                                    --- ----
basis, or any combination thereof. The stated interest rate on any such subclass of certificates may be a fixed rate or one which varies in direct or inverse relationship to an objective interest index.

     Generally, each registered holder of a certificate will be entitled to receive its pro rata share of monthly distributions of all or a portion of
            --- ----
principal of the underlying mortgage loans or of interest on the principal balances thereof, which accrues at the applicable mortgage pass-through rate, or both. The difference between the mortgage interest rate and the related mortgage pass-through rate (less the amount, if any, of retained yield) with respect to each mortgage loan will generally be paid to the servicer as a servicing fee. Since certain adjustable rate mortgage loans included in a mortgage pool may provide for deferred interest (i.e., negative amortization), the amount of interest actually paid by a mortgagor in any month may be less than the amount of interest accrued on the outstanding principal balance of the related mortgage loan during the relevant period at the applicable mortgage interest rate. In such event, the amount of interest that is treated as deferred interest will be added to the principal balance of the related mortgage loan and will be distributed pro rata to certificate-holders as principal of such mortgage loan
            --- ----
when paid by the mortgagor in subsequent monthly payments or at maturity.

     MULTIPLE CLASS MORTGAGE-BACKED SECURITIES AND COLLATERALIZED MORTGAGE
     ---------------------------------------------------------------------
OBLIGATIONS.  Each Taxable Fund may invest in multiple class securities
-----------
including collateralized mortgage obligations ("CMOs") and REMIC Certificates issued by U.S. government agencies, instrumentalities (such as Fannie Mae) and sponsored enterprises (such as Freddie Mac) or, in the case of Core, Global and Government Income Funds, by trusts formed by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class Mortgage-Backed Securities represent direct ownership interests in, a pool of mortgage loans or Mortgage-Backed Securities the payments on which are used to make payments on the CMOs or multiple class Mortgage-Backed Securities.

     Fannie Mae REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae. In addition, Fannie Mae will be obligated to distribute the principal balance of each class of REMIC Certificates in full, whether or not sufficient funds are otherwise available.

     Freddie Mac guarantees the timely payment of interest on Freddie Mac REMIC Certificates and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates ("PCs"). PCs represent undivided interests in specified level payment, residential mortgages or participations therein purchased by Freddie Mac and placed in a PC pool. With respect to principal payments on PCs, Freddie Mac generally guarantees ultimate collection of all principal of the related mortgage loans without offset or deduction. Freddie Mac also guarantees timely payment of principal of certain PCs.

     CMOs and guaranteed REMIC Certificates issued by Fannie Mae and Freddie Mac are types of multiple class Mortgage-Backed Securities. Investors may purchase beneficial interests in REMICs, which are known as "regular" interests or "residual" interests. The Funds do not intend to purchase residual interests in REMICs. The REMIC Certificates represent beneficial ownership interests in a REMIC trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac or Ginnie Mae guaranteed Mortgage-Backed Securities (the "Mortgage Assets").
The obligations of Fannie Mae or Freddie Mac under their respective guaranty of the REMIC Certificates are obligations solely of Fannie Mae or Freddie Mac, respectively.

     CMOs and REMIC Certificates are issued in multiple classes. Each class of CMOs or REMIC Certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the Mortgage Loans or the Mortgage Assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final scheduled distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.

     The principal of and interest on the Mortgage Assets may be allocated among the several classes of CMOs or REMIC Certificates in various ways. In certain structures (known as "sequential pay" CMOs or REMIC Certificates), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs or REMIC Certificates in the order of their respective final distribution dates. Thus no payment of principal will be made on any class of sequential pay CMOs or REMIC Certificates until all other classes having an earlier final distribution date have been paid in full.

     Additional structures of CMOs and REMIC Certificates include, among others, "parallel pay" CMOs and REMIC Certificates. Parallel pay CMOs or REMIC Certificates are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

     A wide variety of REMIC Certificates may be issued in parallel pay or sequential pay structures. These securities include accrual certificates (also known as "Z-Bonds"), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class certificates ("PAC Certificates"), which are parallel pay REMIC Certificates that generally require that specified amounts of principal be applied on each payment date to one or more classes of REMIC Certificates, even though all other principal payments and prepayments of the Mortgage Assets are then required to be applied to one or more other classes of the Certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying Mortgage Assets. These tranches tend to have market prices and yields that are much more volatile than other PAC classes.

     STRIPPED MORTGAGE-BACKED SECURITIES.  The Taxable Funds may invest in
     -----------------------------------
Stripped Mortgage-Backed Securities ("SMBS"), which are derivative multi-class mortgage securities, issued or guaranteed by the U.S. government, its agencies or instrumentalities. Core Fund, Government Income Fund and Global Fund may also invest in privately-issued SMBS. Although the market for such securities is increasingly liquid, privately-issued SMBS may not be readily marketable and will be considered illiquid for purposes of each Fund's limitation on investments in illiquid securities. The Adviser may determine that SMBS which are U.S. Government Securities are liquid for purposes of each Fund's limitation on investments in illiquid securities in accordance with procedures adopted by the Board of Trustees. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest from Mortgage Assets are generally higher than prevailing market yields on other Mortgage-Backed Securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.


PRIVATELY ISSUED MORTGAGE-BACKED SECURITIES

     RATINGS.  The ratings assigned by a rating organization to Mortgage Pass-
     -------
Throughs address the likelihood of the receipt of all distributions on the underlying mortgage loans by the related certificate-holders under the agreements pursuant to which such certificates are issued. A rating organization's ratings take into consideration the credit quality of the related mortgage pool, including any credit support providers, structural and legal aspects associated with such certificates, and the extent to which the payment stream on such mortgage pool is adequate to make payments required by such certificates. A rating organization's ratings on such certificates do not, however, constitute a statement regarding frequency of prepayments on the related mortgage loans. In addition, the rating assigned by a rating organization to a certificate does not address the remote possibility that, in the event of the insolvency of the issuer of certificates where a subordinated interest was retained, the issuance and sale of the senior certificates may be recharacterized as a financing and, as a result of such recharacterization, payments on such certificates may be affected.

     CREDIT ENHANCEMENT.  Credit support falls generally into two categories:
     ------------------
(i) liquidity protection and (ii) protection against losses resulting from default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pools of mortgages, the provision of a reserve fund, or a combination thereof, to ensure, subject to certain limitations, that scheduled payments on the underlying pool are made in a timely fashion. Protection against losses resulting from default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such credit support can be provided by, among other things, payment guarantees, letters of credit, pool insurance, subordination, or any combination thereof.

     SUBORDINATION; SHIFTING OF INTEREST; RESERVE FUND.  In order to achieve
     -------------------------------------------------
ratings on one or more classes of Mortgage

Pass-Throughs, one or more classes of certificates may be subordinate certificates which provide that the rights of the subordinate certificate-holders to receive any or a specified portion of distributions with respect to the underlying mortgage loans may be subordinated to the rights of the senior certificate-holders. If so structured, the subordination feature may be enhanced by distributing to the senior certificate-holders on certain distribution dates, as payment of principal, a specified percentage (which generally declines over time) of all principal payments received during the preceding prepayment period ("shifting interest credit enhancement"). This will have the effect of accelerating the amortization of the senior certificates while increasing the interest in the trust fund evidenced by the subordinate certificates. Increasing the interest of the subordinate certificates relative to that of the senior certificates is intended to preserve the availability of the subordination provided by the subordinate certificates. In addition, because the senior certificate-holders in a shifting interest credit enhancement structure are entitled to receive a percentage of principal prepayments which is greater than their proportionate interest in the trust fund, the rate of principal prepayments on the mortgage loans will have an even greater effect on the rate of principal payments and the amount of interest payments on, and the yield to maturity of, the senior certificates.

     In addition to providing for a preferential right of the senior certificate-holders to receive current distributions from the mortgage pool, a reserve fund may be established relating to such certificates (the "Reserve Fund"). The Reserve Fund may be created with an initial cash deposit by the originator or servicer and augmented by the retention of distributions otherwise available to the subordinate certificate-holders or by excess servicing fees until the Reserve Fund reaches a specified amount.

     The subordination feature, and any Reserve Fund, are intended to enhance the likelihood of timely receipt by senior certificate-holders of the full amount of scheduled monthly payments of principal and interest due to them and will protect the senior certificate-holders against certain losses; however, in certain circumstances the Reserve Fund could be depleted and temporary shortfalls could result. In the event that the Reserve Fund is depleted before the subordinated amount is reduced to zero, senior certificate-holders will nevertheless have a preferential right to receive current distributions from the mortgage pool to the extent of the then outstanding subordinated amount. Unless otherwise specified, until the subordinated amount is reduced to zero, on any distribution date any amount otherwise distributable to the subordinate certificates or, to the extent specified, in the Reserve Fund will generally be used to offset the amount of any losses realized with respect to the mortgage loans ("Realized Losses"). Realized Losses remaining after application of such amounts will generally be applied to reduce the ownership interest of the subordinate certificates in the mortgage pool. If the subordinated amount has been reduced to zero, Realized Losses generally will be allocated pro rata among
                                                                  --- ----
all certificate-holders
in proportion to their respective outstanding interests in the mortgage pool.

     ALTERNATIVE CREDIT ENHANCEMENT.  As an alternative, or in addition to the
     ------------------------------
credit enhancement afforded by subordination, credit enhancement for Mortgage Pass-Throughs may be provided by mortgage insurance, hazard insurance, by the deposit of cash, certificates of deposit, letters of credit, a limited guaranty or by such other methods as are acceptable to a rating agency. In certain circumstances, such as where credit enhancement is provided by guarantees or a letter of credit, the security is subject to credit risk because of its exposure to an external credit enhancement provider.

     VOLUNTARY ADVANCES.  Generally, in the event of delinquencies in payments
     ------------------
on the mortgage loans underlying the Mortgage Pass-Throughs, the servicer agrees to make advances of cash for the benefit of certificate-holders, but only to the extent that it determines such voluntary advances will be recoverable from future payments and collections on the mortgage loans or otherwise.

     OPTIONAL TERMINATION.  Generally, the servicer may, at its option with
     --------------------
respect to any certificates, repurchase all of the underlying mortgage loans remaining outstanding at such time as the aggregate outstanding principal balance of such mortgage loans is less than a specified percentage (generally 5-10%) of the aggregate outstanding principal balance of the mortgage loans as of the cut-off date specified with respect to such series.

ASSET-BACKED SECURITIES

     Core, Government Income, High Yield and Global Income Funds may invest in asset-backed securities. Such securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, a Fund's ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time.

     Credit card receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured by automobiles rather than residential real property. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities.

ZERO COUPON, DEFERRED INTEREST, PAY-IN-KIND AND CAPITAL APPRECIATION BONDS

     Each Fund may invest in zero coupon bonds, deferred interest and capital appreciation bonds and pay-in-kind ("PIK") securities. Zero coupon, deferred interest and capital appreciation bonds are debt securities issued or sold at a discount from their face value and which do not entitle the holder to any periodic payment of interest prior to maturity or a specified date. The original issue discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. These securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves or receipts or certificates representing interests in such stripped debt obligations or coupons. The market prices of zero coupon, deferred interest, capital appreciation bonds and PIK securities generally are more volatile than the market prices of interest bearing securities and are likely to respond to a greater degree to changes in interest rates than interest bearing securities having similar maturities and credit quality.

     PIK securities may be debt obligations or preferred shares that provide the issuer with the option of paying interest or dividends on such obligations in cash or in the form of additional securities rather than cash. Similar to zero coupon bonds and deferred interest bonds, PIK securities are designed to give an issuer flexibility in managing cash flow. PIK securities that are debt securities can either be senior or subordinated debt and generally trade flat (i.e., without accrued interest). The trading price of PIK debt securities generally reflects the market value of the underlying debt plus an amount representing accrued interest since the last interest payment.

     Zero coupon, deferred interest, capital appreciation and PIK securities involve the additional risk that, unlike securities that periodically pay interest to maturity, a Fund will realize no cash until a specified future payment date unless a portion of such securities is sold and, if the issuer of such securities defaults, a Fund may obtain no return at all on its investment. In addition, even though such securities do not provide for the payment of current interest in cash, the Funds are nonetheless required to accrue income on such investments for each taxable year and generally are required to distribute such accrued amounts (net of deductible expenses, if any) to avoid being subject to tax. Because no cash is generally received at the time of the accrual, a Fund may be required to liquidate other portfolio securities to obtain sufficient cash to satisfy federal tax distribution requirements applicable to the Fund. See "Taxation."

VARIABLE AND FLOATING RATE SECURITIES

     The interest rates payable on certain securities in which each Fund may invest are not fixed and may fluctuate based upon changes in market rates. A variable rate obligation has an interest rate which is adjusted at predesignated periods in response to changes in the market rate of interest on which the interest rate is based. Variable and floating rate obligations are less effective than fixed rate instruments at locking in a particular yield. Nevertheless, such obligations may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation. The absence of an unconditional demand feature on variable and floating rate municipal securities exercisable within seven days would, and the failure of the issuer or a third party to honor its obligations under a demand or put feature might, require a variable or floating rate obligation to be treated as illiquid for purposes of the Tax Exempt Funds' limitation on illiquid investments.

     Each Fund may invest in "leveraged" inverse floating rate debt instruments ("inverse floaters"), including "leveraged inverse floaters." The interest rate on inverse floaters resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value. Accordingly, the duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be deemed to be illiquid securities for purposes of each Fund's limitation on illiquid investments.

CORPORATE DEBT OBLIGATIONS

     Core, Global Income, Government Income and High Yield Funds may invest in corporate debt obligations, including obligations of industrial, utility and financial issuers. Corporate debt obligations are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.

     High Yield Securities.  Bonds rated BB or below by Standard & Poor's
     ---------------------
Ratings Group (Standard & Poor's) or Ba or below by Moody's Investor Service, Inc. ("Moody's") (or comparable rated and unrated securities) are commonly referred to as "junk bonds" and are considered speculative; the ability of their issuers to make principal and interest payments may be questionable. In some cases, such bonds may be highly speculative, have poor prospects for reaching investment grade standing and be in default. As a result, investment in such bonds will entail greater risks than those associated with investment grade bonds (i.e., bonds rated AAA, AA, A or BBB by Standard and Poor's or Aaa, Aa, A or Baa by Moody's). Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities, and the ability of a Fund to achieve its investment objective may, to the extent of its investments in high yield securities, be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher quality securities. See Appendix B for a description of the corporate bond and preferred stock ratings by Standard & Poor's, Moody's, Fitch Investors Service Corp. and Duff & Phelps.

     The amount of high yield, fixed income securities proliferated in the 1980s and early 1990s as a result of increased merger and acquisition and leveraged buyout activity. Such securities are also issued by less-established corporations desiring to expand. Risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities because such issuers are often less creditworthy companies or are highly leveraged and generally less able than more established or less leveraged entities to make scheduled payments of principal and interest.

     The market values of high yield, fixed income securities tends to reflect those individual corporate developments to a greater extent than do those of higher rated securities, which react primarily to fluctuations in the general level of interest rates. Issuers of such high yield securities may not be able to make use of more traditional methods of financing and their ability to service debt obligations may be more adversely affected than issuers of higher rated securities by economic downturns, specific corporate developments or the issuers' inability to meet specific projected business forecasts. These non-investment grade securities also tend to be more sensitive to economic conditions than higher-rated securities. Negative publicity about the junk bond market and investor perceptions regarding lower-rated securities, whether or not based on fundamental analysis, may depress the prices for such securities.

     Since investors generally perceive that there are greater risks associated with non-investment grade securities of the type in which High Yield Fund invests, the yields and prices of such securities may tend to fluctuate more than those for higher-rated securities. In the lower quality segments of the fixed-income securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the fixed-income securities market, resulting in greater yield and price volatility.

     Another factor which causes fluctuations in the prices of fixed-income securities is the supply and demand for similarly rated securities. In addition, the prices of fixed-income securities fluctuate in response to the general level of interest rates. Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in the High Yield Fund's net asset value.

     The risk of loss from default for the holders of high yield, fixed-income securities is significantly greater than is the case for holders of other debt securities because such high yield, fixed-income securities are generally unsecured and are often subordinated to the rights of other creditors of the issuers of such securities. Investment by the High Yield Fund in already defaulted securities poses an additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by the High Yield Fund of its initial investment and any anticipated income or appreciation is uncertain. The High Yield Fund may be required to liquidate other portfolio securities to satisfy the High Yield Fund's annual distribution obligations in respect of accrued interest income on securities which are subsequently written off, even though the High Yield Fund has not received any cash payments of such interest.

     The secondary market for high yield, fixed-income securities is concentrated in relatively few markets and is dominated by institutional investors, including mutual funds, insurance companies and other financial institutions. Accordingly, the secondary market for such securities is not as liquid as and is more volatile than the secondary market for higher-rated securities. In addition, the trading volume for high-yield, fixed-income securities is generally lower than that of higher rated securities and the secondary market for high yield, fixed-income securities could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the High Yield Fund's ability to dispose of particular portfolio investments. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the High Yield Fund's net asset value. A less liquid secondary market also may make it more difficult for the High Yield Fund to obtain precise valuations of the high yield securities in its portfolio.

     Certain proposed and recently enacted federal laws could adversely affect the secondary market for high yield securities and the financial condition of issuers of these securities. The form of proposed legislation and the probability of such legislation being enacted is uncertain.

     Non-investment grade or high-yield, fixed-income securities also present risks based on payment expectations. High yield, fixed-income securities frequently contain "call" or buy-back features which permit the issuer to call or repurchase the security from its holder. If an issuer exercises such a "call option" and redeems the security, the High Yield Fund may have to replace such security with a lower-yielding security, resulting in a decreased return for investors. In addition, if the High Yield Fund experiences unexpected net redemptions of the High Yield Fund's shares, it may be forced to sell its higher-rated securities, resulting in a decline in the overall credit quality of the High Yield Fund's portfolio and increasing the exposure of the High Yield Fund to the risks of high yield securities. The High Yield Fund may also incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on a portfolio security.

     Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of non-investment grade securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the conditions of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in non-investment grade and comparable unrated obligations will be more dependent on the Adviser's credit analysis than would be the case with investments in investment-grade debt obligations. The Adviser employs its own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. The Adviser continually monitors the investments in the High Yield Fund's portfolio and evaluates whether to dispose of or to retain non-investment grade and comparable unrated securities whose credit ratings or credit quality may have changed.

BANK OBLIGATIONS

     Government Income, Global Income, High Yield and Core Funds may each invest in obligations issued or guaranteed by United States and foreign banks (Government Income Fund may only invest in U.S. dollar denominated securities). Bank obligations, including without limitation time deposits, bankers' acceptances and certificates of deposit, may be general obligations of the parent bank or may be obligations only of the issuing branch pursuant to the terms of the specific obligations or government regulation.

     Banks are subject to extensive governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. Foreign banks are subject to different regulations and are generally permitted to engage in a wider variety of activities than U.S. banks. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of this industry.

 MUNICIPAL SECURITIES

     Core, Municipal Income, High Yield and Short Duration Tax-Free Funds may invest in bonds, notes and other instruments issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies or instrumentalities ("Municipal Securities"), the interest on which is exempt from regular federal income tax (i.e., excluded from gross income for federal income tax purposes but not necessarily exempt from the federal alternative minimum tax or from the income taxes of any state or local government). In addition, Municipal Securities include participation interests in such securities the interest on which is, in the opinion of bond counsel or counsel selected by the Adviser, excluded from gross income for federal income tax purposes. The Core, Municipal Income, High Yield and Short Duration Tax-Free Funds may revise their definition of Municipal Securities in the future to include other types of securities that currently exist, the interest on which is or will be, in the opinion of such counsel, excluded from gross income for federal income tax purposes, provided that investing in such securities is consistent with each Fund's investment objective and policies.

     Municipal Securities are often issued to obtain funds for various public purposes including refunding outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to lend to other public institutions and facilities. Municipal Securities also include certain "private activity bonds" or industrial development bonds, which are issued by or on behalf of public authorities to provide financing aid to acquire sites or construct or equip facilities within a municipality for privately or publicly owned corporations.

     The two principal classifications of Municipal Securities are "general obligations" and "revenue obligations." General obligations are secured by the issuer's pledge of its full faith and credit for the payment of principal and interest, although the characteristics and enforcement of general obligations may vary according to the law applicable to the particular issuer. Revenue obligations, which include, but are not limited to, private activity bonds, resource recovery bonds, certificates of participation and certain municipal notes, are not backed by the credit and taxing authority of the issuer, and are payable solely from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Nevertheless, the obligations of the issuer of a revenue obligation may be backed by a letter of credit, guarantee or insurance. General obligations and revenue obligations may be issued in a variety of forms, including commercial paper, fixed, variable and floating rate securities, tender option bonds, auction rate bonds and zero coupon bonds, deferred interest bonds and capital appreciation bonds.

     In addition to general obligations and revenue obligations, there is a variety of hybrid and special types of Municipal

Securities. There are also numerous differences in the security of Municipal Securities both within and between these two principal classifications.

     For the purpose of applying a Fund's investment restrictions, the identification of the issuer of a Municipal Security which is not a general obligation is made by the Adviser based on the characteristics of the Municipal Security, the most important of which is the source of funds for the payment of principal and interest on such securities.

     An entire issue of Municipal Securities may be purchased by one or a small number of institutional investors such as Short Duration Tax-Free, Municipal Income, High Yield and Core Funds. Thus, the issue may not be said to be publicly offered. Unlike some securities that are not publicly offered, a secondary market exists for many Municipal Securities that were not publicly offered initially and such securities may be readily marketable.

     The obligations of the issuer to pay the principal of and interest on a Municipal Security are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest or imposing other constraints upon the enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of the issuer to pay when due principal of or interest on a Municipal Security may be materially affected.

     Municipal Leases, Certificates of Participation and Other Participation
     -----------------------------------------------------------------------
Interests.  The Core, High Yield, Municipal Income, and Short-Duration Tax-Free
---------
Funds may invest in municipal leases, certificates of participation and other participation interests. A municipal lease is an obligation in the form of a lease or installment purchase which is issued by a state or local government to acquire equipment and facilities. Income from such obligations is generally exempt from state and local taxes in the state of issuance. Municipal leases frequently involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovering or the failure to fully recover a Fund's original investment.

     Certificates of participation represent undivided interests in municipal leases, installment purchase agreements or other instruments. The certificates are typically issued by a trust or other entity which has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements.

     Certain municipal lease obligations and certificates of participation may be deemed to be illiquid for the purpose of the Funds' limitation on investments in illiquid securities. Other municipal lease obligations and certificates of participation acquired by a Fund may be determined by the Adviser, pursuant to guidelines adopted by the Trustees of the Trust, to be liquid securities for the purpose of such limitation. In determining the liquidity of municipal lease obligations and certificates of participation, the Adviser will consider a variety of factors including: (1) the willingness of dealers to bid for the security; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades or quotes for the obligation; and (4) the nature of the marketplace trades. In addition, the Adviser will consider factors unique to particular lease obligations and certificates of participation affecting the marketability thereof. These include the general creditworthiness of the issuer, the importance to the issuer of the property covered by the lease and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by a Fund.

     The Core, High Yield, Municipal Income and Short Duration Tax-Free Funds may purchase participations in Municipal Securities held by a commercial bank or other financial institution. Such participations provide a Fund with the right to a pro rata undivided interest in the underlying Municipal Securities. In addition, such participations generally provide a Fund with the right to demand payment, on not more than seven days' notice, of all or any part of such Fund's participation interest in the underlying Municipal Security, plus accrued interest. A Fund will only invest in such participations if, in the opinion of bond counsel, counsel for the issuers of such participations or counsel selected by the Adviser, the interest from such participations is exempt from regular federal income tax.

     Municipal Notes.  Municipal Securities in the form of notes generally are
     ---------------
used to provide for short-term capital needs, in anticipation of an issuer's receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes
and revenue anticipation notes.   Construction Loan Notes are sold to provide
construction financing. These notes are secured by mortgage notes insured by the FHA; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The obligations of an issuer of municipal notes are generally secured by the anticipated revenues from taxes, grants or bond financing. An investment in such instruments, however, presents a risk that the anticipated revenues will not be received or that such revenues will be insufficient to satisfy the issuer's payment obligations under the notes or that refinancing will be otherwise unavailable.

     Tax-Exempt Commercial Paper.  Issues of commercial paper typically
     ---------------------------
represent short-term, unsecured, negotiable promissory notes. These obligations are issued by state and local governments and their agencies to finance working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, tax-exempt commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

     Pre-Refunded Municipal Securities.  The principal of and interest on pre-
     ---------------------------------
refunded Municipal Securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. Government Securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded Municipal Securities. Issuers of Municipal Securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded Municipal Securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded Municipal Securities remain outstanding on their original terms until they mature or are redeemed by the issuer. Pre-refunded Municipal Securities are usually purchased at a price which represents a premium over their face value.

     Private Activity Bonds.  Short Duration Tax-Free, Municipal Income, High
     ----------------------
Yield, and Core Funds may each invest in certain types of Municipal Securities, generally referred to as industrial development bonds (and referred to under current tax law as private activity bonds), which are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute Municipal Securities, although the current federal tax laws place substantial limitations on the size of such issues. A Tax Exempt Fund's distributions of its interest income from private activity bonds may subject certain investors to the federal alternative minimum tax whereas Core Fund's distributions of any tax-exempt interest it receives from any source will be taxable for regular federal income tax purposes.

       Tender Option Bonds.  A tender option bond is a Municipal Security
       -------------------
(generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax-exempt rates. The bond is typically issued with the agreement of a third party, such as a bank, broker-dealer or other financial institution, which grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. However, an institution will not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrade in the credit rating assigned to the issuer of the bond. The liquidity of a tender option bond is a function of the credit quality of both the bond issuer and the financial institution providing liquidity. Tender option bonds are deemed to be liquid unless, in the opinion of the Adviser, the credit quality of the bond issuer and the financial institution is deemed, in light of the Fund's credit quality requirements, to be inadequate and the bond would not otherwise be readily marketable. The Tax Exempt Funds intend to invest in tender option bonds the interest on which will, in the opinion of bond counsel, counsel for the issuer of interests therein or counsel selected by the Adviser, be exempt from regular federal income tax. However, because there can be no assurance that the Internal Revenue Service (the "Service") will agree with such counsel's opinion in any particular case, there is a risk that a Tax Exempt Fund will not be considered the owner of such tender option bonds and thus will not be entitled to treat such interest as exempt from such tax. Additionally, the federal income tax treatment of certain other aspects of these investments, including the proper tax treatment of tender option bonds and the associated fees in relation to various regulated investment company tax provisions is unclear. The Tax Exempt Funds intend to manage their portfolio in a manner designed to eliminate or minimize any adverse impact from the tax rules applicable to these investments.

     Auction Rate Securities.  The Core, High Yield, Municipal Income and Short
     -----------------------
Duration Tax-Free Funds may invest in auction rate securities. Auction rate securities consist of auction rate Municipal Securities and auction rate preferred securities issued by closed-end investment companies that invest primarily in Municipal Securities (collectively, "auction rate securities"). Provided that the auction mechanism is successful, auction rate securities usually permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by "Dutch" auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is some risk that an auction will fail due to insufficient demand for the securities.

     Dividends on auction rate preferred securities issued by a closed-end fund may be designated as exempt from federal income tax to the extent they are attributable to exempt income earned by the fund on the securities in its portfolio and distributed to holders of the preferred securities, provided that the preferred securities are treated as equity securities for federal income tax purposes and the closed-end fund complies with certain tests under the Code.

     A Fund's investments in auction rate securities of closed-end funds are subject to the limitations prescribed by the Act and certain state securities regulations. The Funds will indirectly bear their proportionate share of any management and other fees paid by such closed-end funds in addition to the advisory fees payable directly by the Funds.

     Insurance.  The Funds may invest in "insured" tax-exempt Municipal
     ---------
Securities. Insured Municipal Securities are securities for which scheduled payments of interest and principal are guaranteed by a private (nongovernmental) insurance company. The insurance only entitles a Fund to receive the face or par value of the securities held by the Fund. The insurance does not guarantee the market value of the Municipal Securities or the value of the shares of a Fund.

     The Funds may utilize new issue or secondary market insurance. A new issue insurance policy is purchased by a bond issuer who wishes to increase the credit rating of a security. By paying a premium and meeting the insurer's underwriting standards, the bond issuer is able to obtain a high credit rating (usually, Aaa from Moody's or AAA from Standard & Poor's) for the issued security. Such insurance is likely to increase the purchase price and resale value of the security. New issue insurance policies are non-cancelable and continue in force as long as the bonds are outstanding.

     A secondary market insurance policy is purchased by an investor (such as a Fund) subsequent to a bond's original issuance and generally insures a particular bond for the remainder of its term. The Funds may purchase bonds which have already been insured under a secondary market insurance policy by a prior investor, or the Funds may directly purchase such a policy from insurers for bonds which are currently uninsured.

     An insured Municipal Security acquired by a Fund will typically be covered by only one of the above types of policies. All of the insurance policies used by a Fund will be obtained only from insurance companies rated, at the time of purchase, Aaa by Moody's or AAA by Standard & Poor's. The Municipal Securities invested in by the High Yield Fund will not be subject to this requirement.

     Standby Commitments.  In order to enhance the liquidity of Municipal
     -------------------
Securities, the Tax Exempt Funds may acquire the right to sell a security to another party at a guaranteed price and date. Such a right to resell may be referred to as a "standby commitment" or liquidity put, depending on its characteristics. The aggregate price which a Fund pays for securities with standby commitments may be higher than the price which otherwise would be paid for the securities. Standby commitments may not be available or may not be available on satisfactory terms.

     Standby commitments may involve letters of credit issued by domestic or foreign banks supporting the other party's ability to purchase the security from a Tax Exempt Fund. The right to sell may be exercisable on demand or at specified intervals, and may form part of a security or be acquired separately by a Tax Exempt Fund. In considering whether a security meets a Tax Exempt Fund's quality standards, the particular Tax Exempt Fund will look to the creditworthiness of the party providing the Fund with the right to sell as well as the quality of the security itself.

     The Tax Exempt Funds value Municipal Securities which are subject to standby commitments at amortized cost. The exercise price of the standby commitments is expected to approximate such amortized cost. No value is assigned to the standby commitments for purposes of determining a Tax Exempt Fund's net asset value. The cost of a standby commitment is carried as unrealized depreciation from the time of purchase until it is exercised or expires. Since the value of a standby commitment is dependent on the ability of the standby commitment writer to meet its obligation to repurchase, a Tax Exempt Fund's policy is to enter into standby commitment transactions only with banks, brokers or dealers which present a minimal risk of default.

     The Adviser understands that the Service has issued a favorable revenue ruling to the effect that, under specified circumstances, a registered investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. The Service has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. The Tax Exempt Funds intend to take the position that they are the owner of any Municipal Securities acquired subject to a standby commitment or acquired or held with certain other types of put rights and that tax-exempt interest earned with respect to such Municipal Securities will be tax-exempt in their hands. There is no assurance that standby commitments will be available to the Tax Exempt Funds nor have the Tax Exempt Funds assumed that such commitments would continue to be available under all market conditions.

     Call Risk and Reinvestment Risk.  Municipal Securities may include "call"
     -------------------------------
provisions which permit the issuers of such securities, at any time or after a specified period, to redeem the securities prior to their stated maturity. In the event that Municipal Securities held in a Fund's portfolio are called prior to the maturity, the Fund will be required to reinvest the proceeds on such securities at an earlier date and may be able to do so only at lower yields, thereby reducing the Fund's return on its portfolio securities.

FOREIGN INVESTMENTS

     Core, High Yield and Global Income Funds may invest in securities of foreign issuers and in fixed-income securities quoted or denominated in a currency other than U.S. dollars. Investing in the securities of foreign issuers involves certain special considerations, including those set forth below, which are not typically associated with investing in U.S. issuers. Since investments in the securities of foreign issuers may involve currencies of foreign countries, and since Core, High Yield and Global Income Funds may temporarily hold funds in bank deposits in foreign currencies during completion of investment programs, Core, High Yield and Global Income Funds may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversions between various currencies.

     Foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. In addition, there may be less publicly available information about a foreign company than about a comparable U.S. company.
Volume and
liquidity in most foreign bond markets are less than in the United States markets and securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges are often fixed and generally are higher than negotiated commissions or dealer mark-ups in the U.S. markets, although each Fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities markets and exchanges, brokers, dealers and listed companies than in the United States. Mail service between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlement of portfolio transactions or loss of certificates for portfolio securities.

     Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of Core Fund, High Yield Fund or Global Income Fund is uninvested and no return is earned thereon. The inability of Core Fund, High Yield Fund or Global Income Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to Core Fund, High Yield Fund or Global Income Fund due to subsequent declines in value of the portfolio securities, or, if Core Fund, High Yield Fund or Global Income Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could adversely affect Core, High Yield or Global Income Funds' investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resources self-sufficiency and balance of payments position.

INVESTING IN EMERGING COUNTRIES

     Market Characteristics.  Debt securities of most emerging markets issuers
     ----------------------
may be less liquid and are generally subject to greater price volatility than securities of issuers in the U.S. and other developed countries. The markets for securities of emerging markets may have substantially less volume than the market for similar securities in the U.S. and may not be able to absorb, without price disruptions, a significant increase in trading volume or trade size. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. The less liquid the market, the more difficult it may be for the Fund to accurately price its portfolio securities or to dispose of such securities at the times determined to be appropriate. The risks associated with reduced liquidity may be particularly acute to the extent that a Fund needs cash to meet redemption requests, to pay dividends and other distributions or to pay its expenses.

     Securities markets of emerging markets may also have less efficient clearance and settlement procedures than U.S. markets, making it difficult to conduct and complete transactions. Delays in the settlement could result in temporary periods when a portion of a Fund's assets is uninvested and settlement could result in temporary periods when a portion of the Fund's assets is uninvested and no return is earned thereon. Inability to make intended security purchases could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities could result either in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability of the Fund to the purchaser.

     Transaction costs, including brokerage commissions and dealer mark-ups, in emerging markets may be higher than in the U.S. and other developed securities markets. As legal systems in emerging markets develop, foreign investors may be adversely affected by new or amended laws and regulations. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.

     Economic, Political and Social Factors.  Emerging markets may be subject to
     --------------------------------------
a greater degree of economic, political and social instability than the U.S., Japan and most Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision-making, including changes or attempted changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved economic, political and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and
(v) ethnic, religious and racial disaffection and conflict. Many emerging markets have experienced in the past, and continue to experience, high rates of inflation. In certain countries inflation has at times accelerated rapidly to hyperinflationary levels, creating a negative interest rate environment and sharply eroding the value of outstanding financial assets in those countries. The economies of many emerging markets are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners. In addition, the economies of some emerging markets may differ unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position.


     Restrictions on Investment and Repatriation.  Certain emerging markets
     -------------------------------------------
require governmental approval prior to investments by foreign persons or limit investments by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. Repatriation of investment income and capital from certain emerging markets is subject to certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect the operation of a Fund.

SOVEREIGN DEBT OBLIGATIONS

     Investments in sovereign debt obligations involves special risks not present in corporate debt obligations. The issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and a Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and a Fund's net asset value, may be more volatile than prices of debt obligations of U.S. issuers. In the past, the governments of certain emerging markets have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debts.

     A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor's policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multinational agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of the third parties' commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to timely service its debts.

     FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. Core, High Yield and Global Income Funds may enter into forward foreign currency exchange contracts for hedging purposes and to seek to increase total return. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.
A forward contract generally has no deposit requirement, and no commissions are generally charged at any stage for trades.

     At the maturity of a forward contract, Global Income Fund, High Yield Fund and Core Fund may either accept or make delivery of the currency specified in the contract or, at or prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

     Global Income, High Yield or Core Funds may enter into forward foreign currency exchange contracts in several circumstances. First, when Global Income, High Yield or Core Funds enter into a contract for the purchase or sale of a security quoted or denominated in a foreign currency, or when Global Income, High Yield or Core Funds anticipate the receipt in a foreign currency of a dividend or interest payment on such a security which it holds, Global Income, High Yield or Core Funds may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying transactions, Global Income, High Yield or Core Funds will attempt to protect themselves against an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

     Additionally, when the Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of U.S. dollars, the amount of foreign currency approximating the value of some or all of a Fund's portfolio securities quoted or denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Using forward contracts to protect the value of a Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which a Fund can achieve at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the U.S. dollar value of only a portion of a Fund's foreign assets.

      Global Income, High Yield and Core Funds may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated or quoted in a different currency if the Advisers determine that there is a pattern of correlation between the two currencies. The Global Income, High Yield and Core Funds may also purchase and sell forward contracts to seek to increase total return when the Advisers anticipate that the foreign currency will appreciate or depreciate in value, but securities quoted or denominated in that currency do not present attractive investment opportunities and are not held in a Fund's portfolio.

     Global Income, High Yield and Core Funds' custodian will place cash or liquid assets, into a segregated account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of forward foreign currency exchange contracts requiring the Fund to purchase foreign currencies and forward contracts entered into to seek to increase total return. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts. The segregated accounts will be marked-to-market on a daily basis. Although the contracts are not presently regulated by the Commodity Trading Futures Commission ("CFTC"), the CFTC may in the future assert authority to regulate these contracts. In such event, a Fund's ability to utilize forward foreign currency exchange contracts may be restricted. The Global Income, Core and High Yield Funds will not enter into a forward contract with a term of greater than one year.

     While Global Income, Core and High Yield Funds may enter into forward contracts to seek to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. Thus, while Global Income, Core and High Yield Funds may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for a Fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between a Fund's portfolio holdings of securities quoted or denominated in a particular currency and forward contracts entered into by Global Income, Core and High Yield Funds. Such imperfect correlation may cause the Fund to sustain losses which will prevent the Fund from achieving a complete hedge or expose the Fund to risk of foreign exchange loss.

     Forward contracts are subject to the risk that the counterparty to such contract will default on its obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive a Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the Fund to cover its purchase or sale commitments, if any, at the current market price. A Fund will not enter into such transactions unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is considered to be investment grade by the Adviser.

INTEREST RATE SWAPS, MORTGAGE SWAPS, CURRENCY SWAPS AND INTEREST RATE CAPS, FLOORS AND COLLARS

     Each Fund may enter into interest rate swaps, caps, floors and collars. In addition, Core, Adjustable Rate, Government Income, Short Duration Government, Global Income and High Yield Funds may enter into mortgage swaps and Core, High Yield and Global Income Funds may also enter into currency swaps. Each Fund may enter into swap transactions for hedging purposes or to seek to increase total return. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. Currency swaps involve the exchange of the parties' respective rights to make or receive payments in specified currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates. Since interest rate, mortgage and currency swaps and interest rate caps, floors and collars are individually negotiated, each Fund expects to achieve an acceptable degree of correlation between its portfolio investments and its swap, cap, floor and collar positions.

     A Fund will enter into interest rate and mortgage swaps only on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Interest rate and mortgage swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate and mortgage swaps is limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to an interest rate swap defaults, a Fund's risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any. In contrast, currency swaps usually involve the delivery of the entire principal amount of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery
obligations.   The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each interest rate or currency swap will be accrued on a daily basis and an amount of cash or liquid assets, having an aggregate net asset value at least equal to such accrued excess will be maintained in a segregated account by a Fund's custodian. Inasmuch as these transactions are entered into for hedging purposes or are offset by cash or liquid assets, as permitted by applicable law, maintained in a segregated account the Funds and the Advisers believe that swaps do not constitute senior securities under the Act and, accordingly, will not treat them as being subject to a Fund's borrowing restriction.

     The Funds will not enter into any swap transactions unless the unsecured commercial paper, senior debt or claims-paying ability of the other party is rated either AA or A-1 or better by Standard & Poor's or Aa or P-1 or better by Moody's or their equivalent ratings. If there is a default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the interbank market. The staff of the Securities and Exchange Commission (the "SEC") currently takes the position that swaps, caps, floors and collars are illiquid for purposes of a Fund's limitation on illiquid investments.

     The use of interest rate, mortgage and currency swaps, as well as interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of a Fund would be less favorable than it would have been if this investment technique were not used.

OPTIONS ON SECURITIES AND SECURITIES INDICES

     WRITING COVERED OPTIONS. Each Fund may write (sell) covered call and put
     -----------------------
options on any securities in which it may invest or on any securities index based on securities in which it may invest. A Fund may purchase and write such options on securities that are listed on national domestic securities exchanges or foreign securities exchanges or traded in the over-the-counter market. A call option written by a Fund obligates the Fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. All call options written by a Fund are covered, which means that the Fund will own the securities subject to the option so long as the option is outstanding or use the other methods described below. The purpose of a Fund in writing covered call options is to realize greater income than would be realized in portfolio securities transactions alone. However, in writing covered call options for additional income, a Fund may forego the opportunity to profit from an increase in the market price of the underlying security.

     A put option written by a Fund obligates the Fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. The purpose of writing such options is to generate additional income. However, in return for the option premium, the Fund accepts the risk that it will be required to purchase the underlying securities at a price in excess of the securities' market value at the time of purchase.

     All call and put options written by a Fund are covered. A written call option or put option may be covered by (i) maintaining cash or liquid assets, as permitted by applicable law, either of which, in the case of Global Income Fund, Core Fund or High Yield Fund, may be quoted or denominated in any currency, in a segregated account maintained by the Fund's custodian with a value at least equal to the Fund's obligation under the option, (ii) entering into an offsetting forward commitment and/or (iii) purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund's net exposure on its written option position.

     A Fund may terminate its obligations under an exchange-traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an
offsetting transaction with the counterparty to such option.   Such purchases
are referred to as "closing purchase transactions."

     Each Fund may also write (sell) covered call and put options on any securities index composed of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

     The Funds may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account by their respective custodian) upon conversion or exchange of other securities in its portfolio. The Funds may also cover call and put options on a securities index by maintaining cash or liquid assets, as permitted by applicable law, with a value equal to the exercise price in a segregated account with their custodian or by using the other methods described above.

     PURCHASING OPTIONS.  Each Fund may also purchase put and call options on
     ------------------
any securities in which it may invest or on any securities index composed of securities in which it may invest. A Fund would also be able to enter into closing sale transactions in order to realize gains or minimize losses on options it had purchased.

     A Fund would normally purchase call options in anticipation of an increase, or put options in anticipation of a decrease ("protective puts") in the market value of securities of the type in which it may invest. The purchase of a call option would entitle a Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. A Fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option. The purchase of a put option would entitle a Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of a Fund's securities. Put options may also be purchased by a Fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of the underlying portfolio securities.

     A Fund may purchase put and call options on securities indices for the same purposes as it may purchase options on securities. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

     Transactions by a Fund in options on securities and securities indices will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which a Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Advisers. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

     WRITING AND PURCHASING CURRENCY CALL AND PUT OPTIONS.  Core,  Global Income
     ----------------------------------------------------
and High Yield Funds may write covered put and call options and purchase put and call options on foreign currencies in an attempt to protect against declines in the dollar value of portfolio securities and against increases in the dollar cost of securities to be acquired. Global Income, Core and High Yield Funds may use options on currency to cross-hedge, which involves writing or purchasing options on one currency to seek to hedge against changes in exchange rates for a different currency with a pattern of correlation. In addition, Global Income, Core and High Yield Funds may purchase call options on currency to seek to increase total return when the Advisers anticipate that the currency will appreciate in value, but the securities denominated or quoted in that currency do not present attractive investment opportunities and are not included in the Fund's portfolios.

     A call option written by Core, Global Income and High Yield Funds obligates the Fund to sell specified currency to the holder of the option at a specified price if the option is exercised at any time before the expiration date. A put option written by a Fund obligates the Fund to purchase specified currency from the option holder at a specified price if the option is exercised at any time before the expiration date. The writing of currency options involves a risk that a Fund will, upon exercise of the option, be required to sell currency subject to a call at a price that is less than the currency's market value or be required to purchase currency subject to a put at a price that exceeds the currency's market value.

     A Fund may terminate its obligations under a written call or put option by purchasing an option identical to the one written. Such purchases are referred to as "closing purchase transactions." A Fund would also be able to enter into closing sale transactions in order to realize gains or minimize losses on purchased options.

     Core, Global Income and High Yield Funds would normally purchase call options in anticipation of an increase in the U.S. dollar value of currency in which securities to be acquired by the Fund are denominated or quoted. The purchase of a call option would entitle a Fund, in return for the premium paid, to purchase specified currency at a specified price during the option period. A Fund would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option.

     Core, Global Income and High Yield Funds would normally purchase put options in anticipation of a decline in the U.S. dollar value of currency in which securities in its portfolio are denominated or quoted ("protective puts"). The purchase of a put option would entitle Core, Global Income and High Yield Funds, in exchange for the premium paid, to sell specified currency at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the U.S. dollar value of a Fund's portfolio securities due to currency exchange rate fluctuations. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying currency.

     In addition to using options for the hedging purposes described above, Core, Global Income and High Yield Funds may use options on currency to seek to increase total return. Global Income Fund, High Yield Fund and Core Fund may write (sell) covered put and call options on any currency in an attempt to realize greater income than would be realized on portfolio securities transactions alone. However, in writing covered call options for additional income, Global Income, High Yield and Core Funds may forego the opportunity to profit from an increase in the market value of the underlying currency. Also, when writing put options, Global Income, High Yield and Core Funds accept, in return for the option premium, the risk that it may be required to purchase the underlying currency at a price in excess of the currency's market value at the time of purchase.

     Global Income, High Yield and Core Funds would normally purchase call options to seek to increase total return in anticipation of an increase in the market value of a currency. Global Income, High Yield and Core Funds would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs. Otherwise Global Income, High Yield and Core Funds would realize either no gain or a loss on the purchase of the call option. Put options may be purchased by the Global Income, High Yield and Core Funds for the purpose of benefiting from a decline in the value of currencies which it does not own. Global Income, High Yield and Core Funds would ordinarily realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs. Otherwise Global Income, High Yield and Core Funds would realize either no gain or a loss on the purchase of the put option.

     YIELD CURVE OPTIONS.  Each Fund may enter into options on the yield
     -------------------
"spread," or yield differential between two securities. Such options are referred to as "yield curve" options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

     Yield curve options may be used for the same purposes as other options on securities. For example, a Fund may purchase a call option on the yield spread between two securities if it owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. A Fund may also purchase or write yield curve options for other than hedging purposes (i.e., in an attempt to increase its current income) if, in the judgment of the Adviser, the Fund will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present a risk of loss even if the yield of one of the underlying securities remains constant, or if the spread moves in a direction or to an extent which was not anticipated.

     Yield curve options written by a Fund must be "covered." A call (or put) option is covered if the Fund holds another call (or put) option on the spread between the same two securities and maintains in a segregated account with its custodian cash or liquid assets, as permitted by applicable law, sufficient to cover the Fund's net liability under the two options. Therefore, a Fund's liability for such a covered option is generally limited to the difference between the amount of the Fund's liability under the option written by the Fund less the value of the option held by the Fund. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter, and because they have been only recently introduced, established trading markets for these options have not yet developed.

     RISKS ASSOCIATED WITH OPTIONS TRANSACTIONS.  There is no assurance that a
     ------------------------------------------
liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If a Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or currencies or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if a Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities or currencies.

     Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

     A Fund's ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, the Funds will treat purchased over-the counter options and all assets used to cover written over-the counter options as illiquid securities, except that with respect to options written with primary dealers in U.S. Government Securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to a formula approved by the SEC.

     The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options for hedging purposes depends in part on the applicable Adviser's ability to predict future price fluctuations and the degree of correlation between the options and securities markets.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS
--------------------------------------------------

     To seek to increase total return or to hedge against changes in interest rates or securities prices or, in the case of Core, High Yield and Global Income Funds, currency exchange rates, each Fund may purchase and sell various kinds of futures contracts, and purchase and write call and put options on any of such futures contracts. Each Fund may also enter into closing purchase and sale transactions with respect to any of such contracts and options. The futures contracts may be based on various securities (such as U.S. Government Securities), securities indices, foreign currencies in the case of Global Income, Core and High Yield Funds and any other financial instruments and indices. A Fund will engage in futures and related options transactions only for bona fide hedging purposes as defined below or for purposes of seeking to increase total return to the extent permitted by regulations of the CFTC. All futures contracts entered into by a Fund are traded on U.S. exchanges or boards of trade that are licensed and regulated by the CFTC or on foreign exchanges.

     FUTURES CONTRACTS.  A futures contract may generally be described as an
     -----------------
agreement between two parties to buy and sell particular financial instruments or currencies for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

     When interest rates are rising or securities prices are falling, a Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, a Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. Core, Global Income and High Yield Funds may each seek to offset anticipated changes in the value of a currency in which its portfolio securities, or securities that it intends to purchase, are quoted or denominated by purchasing and selling futures contracts on such currencies.

     Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities or currency will usually be liquidated in this manner, a Fund may instead make, or take, delivery of the underlying securities or currency whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures on securities or currency are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

     HEDGING STRATEGIES.  Hedging, by use of futures contracts, seeks to
     ------------------
establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities or securities that a Fund proposes to acquire or the exchange rate of currencies in which portfolio securities are quoted or denominated. A Fund may, for example, take a "short" position in the futures market by selling futures contracts to seek to hedge against an anticipated rise in interest rates or a decline in market prices or foreign currency rates that would adversely affect the U.S. dollar value of the Fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by a Fund or securities with characteristics similar to those of a Fund's portfolio securities. Similarly, Core Fund, High Yield Fund and Global Income Fund may each sell futures contracts on any currencies in which its portfolio securities are quoted or denominated or in one currency to seek to hedge against fluctuations in the value of securities denominated in a different currency if there is an established historical pattern of correlation between the two currencies. If, in the opinion of the Advisers, there is a sufficient degree of correlation between price trends for a Fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Funds may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in a Fund's portfolio may be more or less volatile than prices of such futures contracts, the Advisers will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having a Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting a Fund's portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of a Fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

     On other occasions, a Fund may take a "long" position by purchasing futures contracts. This would be done, for example, when a Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices that are currently available.

     OPTIONS ON FUTURES CONTRACTS.  The acquisition of put and call options on
     ----------------------------
futures contracts will give a Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, a Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

     The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of a Fund's assets. By writing a call option, a Fund becomes obligated, in exchange for the premium, (upon exercise of the option) to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that a Fund intends to purchase. However, a Fund becomes obligated (upon exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. Thus, the loss incurred by a Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. The Funds will incur transaction costs in connection with the writing of options on futures.

     The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same financial instrument. There is no guarantee that such closing transactions can be effected. A Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

     OTHER CONSIDERATIONS.  Each Fund will engage in futures and related options
     --------------------
transactions only for bona fide hedging or to seek to increase total return as permitted by CFTC regulations which permit principals of an investment company registered under the Act to engage in such transactions without registering as commodity pool operators. Each Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or securities or instruments which it expects to purchase. Except as stated below, each Fund's futures transactions will be entered into for traditional hedging purposes -- i.e., futures contracts will be sold to protect against a decline in the price of securities (or the currency in which they are quoted or denominated) that a Fund owns or futures contracts will be purchased to protect a Fund against an increase in the price of securities (or the currency in which they are quoted or denominated) it intends to purchase. As evidence of this hedging intent, each Fund expects that on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities (or assets denominated in the related currency) in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for a Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

     As an alternative to compliance with the bona fide hedging definition, a CFTC regulation permits the Funds to elect to comply with a different test under which the aggregate initial margin and premiums required to establish positions to seek to increase total return in futures contracts and options on futures will not exceed 5% of the net asset value of a Fund's portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase. The Funds will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986, as amended (the "Code") for maintaining their qualifications as regulated investment companies for federal income tax purposes. See "Taxation."

     Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating a Fund to purchase securities or currencies, require the Fund to establish with the custodian a segregated account consisting of cash or liquid assets, as permitted by applicable law, in an amount equal to the underlying value of such contracts and options.

     While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, while a Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates or securities prices or currency exchange rates may result in a poorer overall performance for a Fund than if it had not entered into any futures contracts or options transactions. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and a Fund may be exposed to risk of loss. In addition, it is not possible to hedge fully or protect against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations.

     Perfect correlation between a Fund's futures positions and portfolio positions will be impossible to achieve. There are no futures contracts based upon individual securities, except certain U.S. Government Securities. The only futures contracts available to hedge a Fund's portfolio are various futures on U.S. Government Securities, securities indices and foreign currencies.

MORTGAGE DOLLAR ROLLS
---------------------

     The Taxable Funds may enter into mortgage "dollar rolls" in which a Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity), but not identical securities on a specified future date. During the roll period, a Fund loses the right to receive principal and interest paid on the securities sold. However, a Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of a Fund compared with what such performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the applicable Fund. Each Fund will hold and maintain in a segregated account until the settlement date cash or liquid assets, as permitted by applicable law, in an amount equal to its forward purchase price.

     For financial reporting and tax purposes, the Funds treat mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale. The Funds do not currently intend to enter into mortgage dollar rolls that are accounted for as a financing.

     Mortgage dollar rolls involve certain risks including the following: if the broker-dealer to whom a Fund sells the security becomes insolvent, a Fund's right to purchase or repurchase the mortgage-related securities subject to the mortgage dollar roll may be restricted and the instrument which a Fund is required to repurchase may be worth less than an instrument which a Fund originally held. Successful use of mortgage dollar rolls will depend upon the Adviser's ability to manage a Fund's interest rate and mortgage prepayments exposure. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed.

CONVERTIBLE SECURITIES

     Convertible securities include corporate notes or preferred stock but are ordinarily long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities in which the Core Fund and High Yield Fund invest will be subject to the same rating criteria as its other investments in fixed-income securities.

LENDING OF PORTFOLIO SECURITIES

     Each Fund may lend portfolio securities. Under present regulatory policies, such loans may be made to institutions, such as brokers or dealers and would be required to be secured continuously by collateral in cash, cash equivalents, letters of credit or U.S. Government Securities maintained on a current basis in an amount at least equal to the market value of the securities loaned. Cash collateral may be invested in cash equivalents. A Fund has the right to call a loan and obtain the securities loaned at any time on five days' notice. For the duration of a loan, a Fund continues to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and also receives compensation from investment of the collateral. A Fund would not have the right to vote any securities having voting rights during the existence of the loan, but a Fund would call the loan in anticipation of an important vote to be taken among holders of the securities or the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit there are risks of delay in recovering, or even loss of rights in, the collateral should the borrower of the securities fail financially. However, the loans are made only to firms deemed by the applicable Adviser to be of good standing, and when, in the judgment of the applicable Adviser, the consideration which can be earned currently from securities loans of this type justifies the attendant risk. If an Adviser determines to make securities loans, the value of the securities loaned will not exceed one-third of the value of the total assets of each Fund.

RESTRICTED AND ILLIQUID SECURITIES

     Each Fund may purchase securities that are not registered or offered in an exempt non-public offering ("Restricted Securities") under the Securities Act of 1933, as amended ("1933 Act"), including securities eligible for resale to "qualified institutional buyers" pursuant to Rule 144A under the 1933 Act.

However, a Fund will not invest more than 15% of its net assets in illiquid investments, which includes repurchase agreements maturing in more than seven days, interest rate, currency and mortgage swaps, interest rate caps, floors and collars, certain SMBS, municipal leases, certain over-the-counter options, securities that are not readily marketable and Restricted Securities, unless the Board of Trustees determines, based upon a continuing review of the trading markets for the specific Restricted Securities, that such Restricted Securities are liquid. Certain commercial paper issued in reliance on Section 4(2) of the 1933 Act is treated like Rule 144A Securities. The Trustees have adopted guidelines and delegated to the Advisers the daily function of determining and monitoring the liquidity of the Funds' portfolio securities. The Board of Trustees, however, will retain sufficient oversight and be ultimately responsible for the determinations. Since it is not possible to predict with assurance exactly how the market for Restricted Securities sold and offered under Rule 144A or Section 4(2) will develop, the Trustees will carefully monitor the Funds' investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in a Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these Restricted Securities.

     The purchase price and subsequent valuation of Restricted Securities normally reflect a discount from the price at which such securities trade when they are not restricted, since the restriction makes them less liquid. The amount of the discount from the prevailing market price is expected to vary depending upon the type of security, the character of the issuer, the party who will bear the expenses of registering the Restricted Securities and prevailing supply and demand conditions.

WHEN-ISSUED AND FORWARD COMMITMENT SECURITIES

     Each Fund may purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis. These transactions involve a commitment by a Fund to purchase or sell securities at a future date. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges. The Funds will purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, the Funds may dispose of or negotiate a commitment after entering into it. A Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. The Funds may realize a capital gain or loss in connection with these transactions. For purposes of determining each Fund's duration, the maturity of when-issued or forward commitment securities will be calculated from the commitment date. Each Fund is required to hold and maintain in a segregated account with the Fund's custodian until three days prior to settlement date, cash or liquid assets, in an amount sufficient to meet the purchase price. Alternatively, each Fund may enter into offsetting contracts for the forward sale of other securities that it owns. Securities purchased or sold on a when-issued or forward commitment basis involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date.

OTHER INVESTMENT COMPANIES

     Each Fund reserves the right to invest up to 10% of its total assets, calculated at the time of purchase, in the securities of other investment companies, but may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the voting securities of any other investment company. Pursuant to an exemptive order obtained from the SEC, the Funds may invest in money market funds for which the Adviser or any of its affiliates serves as investment adviser. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests in addition to the advisory and administration fees paid by the Fund. However, to the extent that a Fund invests in a money market fund for which the Adviser acts as adviser, the management fees payable by the Fund to the Adviser will be reduced by an amount equal to the Fund's proportionate share of the management fees paid by such money market fund to the Adviser or any of its affiliates.

REPURCHASE AGREEMENTS

     Each Fund may enter into repurchase agreements with selected broker-dealers, banks or other financial institutions. A repurchase agreement is an arrangement under which a Fund purchases securities and the seller agrees to repurchase the securities within a particular time and at a specified price. Custody of the securities will be maintained by each Fund's custodian. The repurchase price may be higher than the purchase price, the difference being income to a Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a Fund together with the repurchase price on repurchase. In either case, the income to a Fund is unrelated to the interest rate on the security subject to the repurchase agreement.

     For purposes of the Act and, generally for tax purposes, a repurchase agreement is deemed to be a loan from a Fund to the seller of the security. For other purposes, it is not clear whether a court would consider the security purchased by a Fund subject to a repurchase agreement as being owned by a Fund or as being collateral for a loan by a Fund to the seller. In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, a Fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. If the court characterizes the transaction as a loan and a Fund has not perfected a security interest in the security, the Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Fund would be at risk of losing some or all of the principal and interest involved in the transaction.

     As with any unsecured debt instrument purchased for each Fund, the applicable Adviser seeks to minimize the risk of loss from repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the security. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. However, if the market value of the security subject to the repurchase agreement becomes less than the repurchase price (including accrued interest), each Fund will direct the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price. Certain repurchase agreements which provide for settlement in more than seven days can be liquidated before the nominal fixed term on seven days or less notice. Such repurchase agreements will be regarded as liquid instruments.

     In addition, the Funds, together with other registered investment companies having management agreements with the Advisers or their affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.


                            INVESTMENT RESTRICTIONS

     The Trust has adopted the following investment restrictions on behalf of the Funds, none of which may be changed without the approval of the holders of a majority of the outstanding voting securities of the affected Fund. The investment objective of each Fund and all other investment policies or practices of the Funds, except for Short Duration Tax-Free Fund's and Municipal Income Fund's policy to invest under normal market conditions 80% of its net assets in Municipal Securities, are considered by the Trust not to be fundamental and accordingly may be changed without shareholder approval. See "INVESTMENT OBJECTIVES AND POLICIES" in the Prospectuses. As defined in the Act, "a majority of the outstanding voting securities" of a Fund means the vote (a) of 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy or (b) more than 50% of the outstanding shares of the Fund, whichever is less.

     For the purposes of the limitations (except for the asset coverage requirement with respect to borrowings), any limitation which involves a maximum percentage shall not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by, a Fund. With respect to the Tax Exempt Funds, the identification of the issuer of a Municipal Security that is not a general obligation is made by the Adviser based on the characteristics of the Municipal Security, the most important of which is the source of funds for the payment of principal and interest on such securities.

 AS A MATTER OF FUNDAMENTAL POLICY, A FUND MAY NOT:

     (1) make any investment inconsistent with the Fund's classification as a diversified company under the Investment Company Act of 1940, as amended (the "Act"). This restriction does not, however, apply to any Fund classified as a non-diversified company under the Act.

     (2) invest more than 25% of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. government or its agencies or instrumentalities). (For the purposes of this restriction, state and municipal governments and their agencies, authorities and instrumentalities are not deemed to be industries; telephone companies are considered to be a separate industry from water, gas or electric utilities; personal credit finance companies and business credit finance companies are deemed to be separate industries; and wholly-owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents). This restriction does not apply to investments in municipal securities which have been pre-refunded by the use of obligations of the U.S. government or any of its agencies or instrumentalities. Each of the Municipal Income and Short Duration Tax-Free Funds may invest 25% or more of the value of its total assets in municipal securities which are related in such a way that an economic, business or political development or change affecting one municipal security would also affect the other municipal securities. These municipal securities include (a) municipal securities, the interest on which is paid solely from revenues of similar projects such as hospitals, electric utility systems, multi-family housing, nursing homes, commercial facilities (including hotels), steel companies or life care facilities, (b) municipal securities whose issuers are in the same state and (c) industrial development obligations.

     (3) borrow money, except (a) the Fund may borrow from banks (as defined in the Act) or through reverse repurchase agreements in amounts up to 33 1/3% or its total assets (including the amount borrowed), (b) the Fund may, to the extent permitted by applicable law borrow up to an additional 5% of its total assets for temporary purposes, (c) the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, (d) the Fund may purchase securities on margin to the extent permitted by applicable law and (e) the Fund may engage in transactions in mortgage dollar rolls which are accounted for as financings.

     (4) make loans, except through (a) the purchase of debt obligations in accordance with the Fund's investment objective and policies, (b) repurchase agreements with banks, brokers, dealers and other financial institutions, and (c) loans of securities as permitted by applicable law.

     (5) underwrite securities issued by others, except to the extent that the sale of portfolio securities by the Fund may be deemed to be an underwriting.

     (6)(a) for each Fund other than Core Fund, purchase, hold or deal in real estate, although a Fund may purchase and sell securities that are secured by real estate or interests therein, securities of real estate investment trusts and mortgage-related securities and may hold and sell real estate acquired by a Fund as a result of the ownership of securities.

     (6)(b) in the case of the Core Fund, purchase, hold or deal in real estate (including real estate limited partnerships) or oil, gas or mineral leases, although the Fund may purchase and sell securities that are secured by real estate or interests therein, may purchase mortgage-related securities and may hold and sell real estate acquired by the Fund as a result of the ownership of securities.

     (7) invest in commodities or commodity contracts, except that the Fund may invest in currency and financial instruments and contracts that are commodities or commodity contracts.

     (8) issue senior securities to the extent such issuance would violate applicable law.

     Each Fund may, notwithstanding any other fundamental investment restriction or policy, invest some or all of its assets in a single open-end investment company or series thereof with substantially the same fundamental investment objectives, restrictions and policies as the Fund.

In addition, as non-fundamental policies, a Fund may not:

     (1) Invest in companies for the purpose of exercising control or management.

     (2) Invest more than 15% of the Fund's net assets in illiquid investments including repurchase agreements maturing in more than seven days, securities which are not readily marketable and restricted securities not eligible for resale pursuant to Rule 144A under the 1933 Act.

     (3) Purchase additional securities if the Fund's borrowings exceed (excluding covered mortgage dollar rolls) 5% of its net assets.

     (4)    Make short sales of securities, except short sales against the box.


                                   MANAGEMENT

TRUSTEES AND OFFICERS
---------------------

     Information pertaining to the Trustees and officers of the Trust is set forth below together with their respective positions and a brief statement of their principal occupations during the past five years. Trustees and Officers deemed to be "interested persons" of the Trust for purposes of the Act are indicated by an asterisk.

Ashok N. Bakhru, Age 53, 1325 Avenue of the Americas, 34th Floor, New York, New York 10019. Chairman and Trustee. Executive Vice President-Finance and
             --------------------
Administration and Chief Financial Officer, Coty Inc. (since April 1996); President, ABN Associates, Inc. (June 1994 through March 1996); Senior Vice President, Scott Paper Company (until June 1994); Director, Arkwright Mutual Insurance Company; Trustee, International House of Philadelphia; Member of Cornell University Council; Trustee of Walnut Street Theater.

David B. Ford,* Age 51, One New York Plaza, New York, New York 10004. Trustee.
                                                                      -------
Managing Director, Goldman Sachs (since 1996); General Partner, Goldman Sachs, (1986-1996); Co-Head of GSAM since December 1994.

Douglas C. Grip,* Age 35, One New York Plaza, New York, New York 10004.

President and Trustee. Vice President, Goldman Sachs since May 1996; President,
---------------------
MFS Retirement Services Inc., of Massachusetts Financial Services prior thereto.

John P. McNulty,* Age 44, One New York Plaza, New York, New York 10004.

Trustee.  Managing Director, Goldman Sachs since 1996; General Partner of
-------
Goldman Sachs from 1990 to 1994 and 1995-1996; Co-Head of GSAM since November 1996; Limited Partner of Goldman Sachs from 1994 to November 1995.

Mary P. McPherson, Age 60, Taylor Hall, Bryn Mawr College, Bryn Mawr, PA 19010. Trustee. President of Bryn Mawr College since 1978; Director of Josiah Macy,
-------
Jr. Foundation since 1977; Director of the Philadelphia Contributionship since 1985; Director of Amherst College since 1986; Director of Dayton Hudson Corporation since 1988; Director of the Spencer Foundation since 1993; and member of PNC Advisory Board since 1993.

Alan A. Shuch,* Age 48, One New York Plaza, New York, New York 10004. Trustee.
                                                                      -------
Limited Partner, Goldman Sachs (since 1994); Director and Vice President, Goldman Sachs Funds Management, Inc. from April 1990 to November 1994; President and Chief Operating Officer, GSAM from September 1988 to November 1994; Limited Partner, Goldman Sachs since December 1994.

Jackson W. Smart, Jr., Age 66, One Northfield Plaza, #218, Northfield, Illinois 60093. Trustee. Chairman, Executive Committee, First Commonwealth, Inc. (a
        -------
managed dental care company, since January 1996); Chairman and Chief Executive Officer, MSP Communications Inc. (a company engaged in radio broadcasting) since November 1988; Director, Federal Express Corporation since 1976; Evanston Hospital Corporation (since 1980) and First Commonwealth,Inc. (since 1988) and North American Private Equity Group (a venture capital fund).

William H. Springer, Age 67, 701 Morningside Drive, Lake Forest, Illinois 60045. Trustee. Vice Chairman and Chief Financial and Administrative Officer,
-------
Ameritech (a telecommunications holding company) from February 1987 to retirement in June 1992; Director, Walgreen Co. (a retail drugstore business); and Baker, Fentress & Co. (a closed-end non-diversified management investment company) April 1992 to present.

Richard P. Strubel, Age 57, 70 West Madison Street, Suite 1400, Chicago, Illinois 60602. Trustee. Managing Director, Tandem Partners, Inc. (since
                 -------
1990); President and Chief Executive Officer, Microdot, Inc. (a diversified manufacturer of fastening systems and connectors) from January 1984 to October 1994.

Pauline Taylor,* Age 50, 4900 Sears Tower, Chicago, Illinois 60606. Vice
                                                                    ----
President.  Vice President, Goldman Sachs since June 1992; Director of
---------
Shareholder Servicing since June 1992.

Nancy L. Mucker,* Age 47, 4900 Sears Tower, Chicago, Illinois 60606.  Vice
                                                                      ----
President.  Vice President, Goldman Sachs;  Manager, Shareholder Services for
---------
GSAM since November 1989.

John W. Mosior,* Age 58, 4900 Sears Tower, Chicago, Illinois 60606. Vice
                                                                    ----
President.  Vice President, Goldman Sachs; Manager, Shareholder Services for
---------
GSAM since November 1989.

Scott M. Gilman,* Age 37, One New York Plaza, New York, New York 10004. Treasurer. Director, Mutual Funds Administration, GSAM since April 1994.
---------
Assistant Treasurer of Goldman Sachs Funds

Management, Inc. since March 1993. Vice President, Goldman Sachs since March, 1990.

John M. Perlowski,* Age 32, One New York Plaza, New York, New York 10004. Assistant Treasurer. Vice President, Goldman, Sachs & Co., since July 1995.
-------------------
Director/Fund Accounting & Custody, Investors Bank & Trust Co., November 1993 to July 1995. Formerly, Manager, Audit Division, Arthur Andersen, September 1986 to November 1993.

Michael J. Richman,* Age 36, 85 Broad Street, New York, New York 10004. Secretary. Associate General Counsel of GSAM since February 1994; Vice
---------
President and Assistant General Counsel of Goldman Sachs; Counsel to the Funds Group, GSAM since June 1992; Partner, Hale and Dorr from September 1991 to June 1992.

Howard B. Surloff,* Age 31, 85 Broad Street, New York, New York 10004. Assistant
                                                                       ---------
Secretary.  Vice President and Assistant General Counsel, Goldman Sachs since
---------
November 1993 and May 1994, respectively; Counsel to the Funds Group, GSAM since November 1993; Associate of Shereff, Friedman, Hoffman & Goodman, LLP prior thereto.


Valerie A. Zondorak,* Age 31, 85 Broad Street, New York, New York 10004. Assistant Secretary. Vice President, Goldman Sachs (since March 1997); Counsel
--------------------
to the Funds Group, GSAM (since March 1997); Associate of Shereff, Friedman, Hoffman & Goodman, LLP (prior thereto).

Steven E. Hartstein*, Age 33, 85 Broad Street, New York, New York 10004. Assistant Secretary. Legal Products Analyst, Goldman Sachs since June 1993;
-------------------
Funds Compliance Officer, Citibank Global Asset Management from August 1991 to June 1993); Legal Assistant, Brown & Wood prior thereto.

Deborah A. Farrell*, Age 25, 85 Broad Street, New York, New York 10004. Assistant Secretary. Administrative Assistant, Goldman Sachs since January
-------------------
1994.  Formerly at Cleary, Gottlieb, Stein and Hamilton.

Kaysie Uniacke*, Age 36, One New York Plaza, New York, New York 10004. Assistant Secretary. Vice President and Senior Portfolio Manager, GSAM since
-------------------
1988.

Elizabeth D. Anderson*, Age 27, One New York Plaza, New York, New York 10004. Assistant Secretary. Portfolio Manager, GSAM since April 1996; Junior Portfolio
-------------------
Manager, Goldman Sachs 1995-1996. Funds Trading Assistant, GSAM 1993-1995. Compliance Analyst, Prudential Insurance, from 1991 to 1993.

     The Trustees and officers of the Trust hold comparable positions with certain other investment companies of which Goldman Sachs, GSAM or GSFM is the investment adviser, administrator and/or distributor. As of _______, 1997, the Trustees and officers as a group owned less than 1% of the outstanding shares of beneficial interest of each Fund.

     The following table sets forth certain information with respect to the compensation of each Trustee of the Trust for the one-year period ended October 31, 1996:

                                                             Total
                          Pension or                      Compensation
                          Aggregate       Retirement      from Goldman
                         Compensation  Benefits Accrued   Sachs Funds
                           from the     as of Part of      (including
                          Funds/1/     Trust's Expenses  the Funds)/2/
                         ------------  ----------------  --------------
Name of Trustees

Ashok N. Bakhru                $4,109                $0         $77,375
Marcia L. Beck/3/                  $0                $0              $0
David B. Ford                      $0                $0              $0
Douglas C. Grip                    $0                $0              $0
Paul C. Nagel, Jr./4/          $2,525                $0         $50,500
Alan A. Shuch                      $0                $0              $0
Jackson W. Smart               $3,169                $0         $65,750
William H. Springer            $3,169                $0         $65,750
Richard P. Strubel             $3,169                $0         $65,750

/1/ Reflects amount paid by Goldman Sachs Trust, a Massachusetts business trust, during fiscal year ended October 31, 1996.

/2/ The Goldman Sachs Funds consisted of 29 mutual funds, including the seven series of the Trust, on October 31, 1996.

/3/  Resigned as of May 1, 1996.

/4/  Retired as of June 30, 1996.

INVESTMENT ADVISERS
-------------------

     GSAM, One New York Plaza, New York, New York 10004, a separate operating division of Goldman Sachs, serves as the investment adviser to Municipal Income Fund, Government Income Fund, Short Duration Tax-Free Fund, High Yield Fund and Core Fund pursuant to a management agreement. GSFM, One New York Plaza, New York, New York 10004, serves as the investment adviser to Adjustable Rate Fund and Short Duration Government Fund pursuant to a management agreement. GSFM, a Delaware limited partnership, is an affiliate of Goldman Sachs. GSAMI, 133 Peterborough Court, London EC4A 2BB, England, serves as investment adviser to Global Income Fund pursuant to a management agreement. As a company with unlimited liability under the laws of England, GSAMI is regulated by the Investment Management Regulatory Organization Limited, a United Kingdom self-regulatory organization, in the conduct of its investment advisory business.
See "MANAGEMENT" in the Funds' Prospectuses for a description of the applicable Adviser's duties as investment adviser.

     Founded in 1869, Goldman Sachs is among the oldest and largest investment banking firms in the United States. Goldman Sachs is a leader in developing portfolio strategies and in many fields of investing and financing, participating in financial markets worldwide and serving individuals, institutions, corporations and governments. Goldman Sachs is among the principal market sources for current and thorough information on companies, industrial sectors, markets, economies and currencies, and trades and makes markets in a wide range of equity and debt securities 24 hours a day. The firm is headquartered in New York and has offices throughout the United States and in Beijing, Brazil, Frankfurt, George Town, Hong Kong, London, Madrid, Mexico, Milan, Montreal, Osaka, Paris, Seoul, Shanghai, Singapore, Sydney, Taipei, Tokyo, Toronto, Vancouver and Zurich. It has trading professionals throughout the United States, as well as in London, Tokyo, Hong Kong and Singapore. The active participation of Goldman Sachs in the world's financial markets enhances its ability to identify attractive investments.

     The Advisers are able to draw on the substantial research and market expertise of Goldman Sachs, whose investment research effort is one of the largest in the industry. With an annual equity research budget approaching $160 million, Goldman Sachs' Investment Research Department covers approximately 1,700 companies, including approximately 1,000 U.S. corporations in 60 industries. The in-depth information and analyses generated by Goldman Sachs' research analysts are available to the Advisers. The Advisers manage money for some of the world's largest institutional investors.

     For more than a decade, Goldman Sachs has been among the top-ranked firms in Institutional Investor's annual "All-America Research Team" survey. In addition, many of Goldman Sachs' economists, securities analysts, portfolio strategists and credit analysts have consistently been highly ranked in respected industry surveys conducted in the U.S. and abroad. Goldman Sachs is also among the leading investment firms using quantitative analytics (now used by a growing number of investors) to structure and evaluate portfolios. For example, Goldman Sachs' options evaluation model analyzes each security's term, coupon and call option, providing an overall analysis of the security's value relative to its interest risk.

     In planning the Tax Exempt Funds' strategies, the portfolio managers also evaluate and monitor individual issues by using analytical techniques that have traditionally been applied to corporate bonds and Mortgage-Backed Securities. In particular, the Adviser's embedded option valuation model provides a picture of an individual security's relative value and the portfolio's overall interest rate risk. By constantly reviewing the positions of securities within the portfolio, the Adviser looks for opportunities to enhance the Tax Exempt Funds' yields by fine-tuning the portfolio, using quantitative tools designed for municipal portfolio management. The Adviser, which managed approximately $3 billion in tax-free securities in 1996, has assembled an experienced team of professionals for selection of the Tax Exempt Funds' portfolio securities.

     In structuring Adjustable Rate Fund's and Short Duration Government Fund's respective securities portfolio, the Adviser will review the existing overall economic and mortgage market trends. The Adviser will then study yield spreads, the implied volatility and the shape of the yield curve. The Adviser will then apply this analysis to a list of eligible securities that meet the respective Fund's investment guidelines. With respect to Adjustable Rate Fund, this analysis is used to plan a two-part portfolio, which will consist of a "core" portfolio of ARMs and a "relative value" portfolio of other mortgage assets that can enhance portfolio returns and lower risk (such as investments in CMO floating-rate tranches and interest only stripped Mortgage-Backed Securities).

     With respect to Adjustable Rate Fund, Government Income Fund, Short Duration Government Fund, High Yield Fund and Core Fund, the applicable Adviser expects to utilize Goldman Sachs' sophisticated option-adjusted analytics to help make strategic asset allocations within the markets for U.S. government, Mortgage-Backed and other securities and to employ this technology periodically to re-evaluate the Funds' investments as market conditions change. Goldman Sachs has also developed a prepayment model designed to estimate mortgage prepayments and cash flows under different interest rate scenarios. Because a Mortgage-Backed Security incorporates the borrower's right to prepay the mortgage, the Advisers use a sophisticated option-adjusted spread (OAS) model to measure expected returns. A security's OAS is a function of the level and shape of the yield curve, volatility and the applicable Adviser's expectation of how a change in interest rates will affect prepayment levels. Since the OAS model assumes a relationship between prepayments and interest rates, the Advisers consider it a better way to measure a security's expected return and absolute and relative values than yield to maturity. In using OAS technology, the Advisers will first evaluate the absolute level of a security's OAS considering its liquidity and its interest rate, volatility and prepayment sensitivity. The Advisers will then analyze its value relative to alternative investments and to its own investments. The Advisers will also measure a security's interest rate risk by computing an option adjusted duration (OAD). The Advisers believe a security's OAD is a better measurement of its price sensitivity than cash flow duration, which systematically misstates portfolio duration. The Advisers also evaluate returns for different mortgage market sectors and evaluate the credit risk of individual securities. This sophisticated technical analysis allows the Advisers to develop portfolio and trading strategies using Mortgage-Backed Securities that are believed to be superior investments on a risk-adjusted basis and which provide the flexibility to meet the respective Fund's duration targets and cash flow pattern requirements.

     Because the OAS is adjusted for the differing characteristics of the underlying securities, the OAS of different Mortgage-Backed Securities can be compared directly as an indication of their relative value in the market. The Advisers also expect to use OAS-based pricing methods to calculate projected security returns under different, discrete interest rate scenarios, and Goldman Sachs' proprietary prepayment model to generate yield estimates under these scenarios. The OAS, scenario returns, expected returns, and yields of securities in the mortgage market can be combined and analyzed in an optimal risk-return matching framework.

     The Advisers will use OAS analytics to choose what they believe is an appropriate portfolio of investments for Adjustable Rate Fund, Government Income Fund, Short Duration Government Fund and Core Fund from a universe of eligible investments. In connection with initial portfolio selections, in addition to using OAS analytics as an aid to meeting each Fund's particular composition and performance targets, the Advisers will also take into account important market criteria like the available supply and relative liquidity of various mortgage securities in structuring the portfolio.

     The Advisers also expect to use OAS analytics to evaluate the mortgage market on an ongoing basis. Changes in the relative value of various Mortgage-Backed Securities could suggest tactical trading opportunities for the Funds. The Advisers will have access to both current market analysis as well as historical information on the relative value relationships among different Mortgage-Backed Securities. Current market analysis and historical information is available in the Goldman Sachs database for most actively traded Mortgage-Backed Securities.

     Goldman Sachs has agreed to provide the Advisers, on a non-exclusive basis, use of its mortgage prepayment model, OAS model and any other proprietary services which it now has or may develop, to the extent such services are made available to other similar customers. Use of these services by the Advisers with respect to a Fund does not preclude Goldman Sachs from providing these services to third parties or using such services as a basis for trading for its own account or the account of others.

     The fixed-income research capabilities of Goldman Sachs available to the Advisers include the Goldman Sachs Fixed Income Research Department and the Credit Department. The Fixed Income Research Department monitors developments in U.S. and foreign fixed-income markets, assesses the outlooks for various sectors of the markets and provides relative value comparisons, as well as analyzes trading opportunities within and across market sectors. The Fixed Income Research Department is at the forefront in developing and using computer-based tools for analyzing fixed-income securities and markets, developing new fixed income products and structuring portfolio strategies for investment policy and tactical asset allocation decisions. The Credit Department tracks specific governments, regions and industries and from time to time may review the credit quality of a Fund's investments.

     In addition to fixed-income research and credit research, the Advisers in managing Global Income Fund are supported by Goldman Sachs' economics research. The Economics Research Department, based in London, conducts economic, financial and currency markets research which analyzes economic trends and interest and exchange rate movements worldwide. The Economics Research Department tracks factors such as inflation and money supply figures, balance of trade figures, economic growth, commodity prices, monetary and fiscal policies, and political events that can influence interest rates and currency trends. The success of Goldman Sachs' international research team has brought wide recognition to its members. The team has earned top rankings in the annual "Extel Financial Survey" of U.K. investment managers in the following categories: U.K. Economy 1989-1995; International Economies 1986, 1988-1995; International Government Bond Market 1993-1995; and Currency Movements 1986-1993.

     In allocating assets in the Global Income Fund's portfolio among currencies, the Adviser will have access to the Global Asset Allocation Model. The model is based on the observation that the prices of all financial assets, including foreign currencies, will adjust until investors globally are comfortable holding the pool of outstanding assets. Using the model, the Adviser will estimate the total returns from each currency sector which are consistent with the average investor holding a portfolio equal to the market capitalization of the financial assets among those currency sectors. These estimated equilibrium returns are then combined with Goldman Sachs' research professionals' expectations to produce an optimal currency and asset allocation for the level of risk suitable for the Fund's investment objective and criteria.

     Each Fund's management agreement, (the "Management Agreements"), was most recently approved by the Trustees of the Trust, including a majority of the Trustees of the Trust who are not parties to such agreements or "interested persons" (as such term is defined in the Act) of any party thereto (the "non-interested Trustees"), on April 23, 1997. The applicable Fund's

Management Agreement was approved by the shareholders of Adjustable Rate Fund on October 30, 1991, the shareholders of Short Duration Government Fund on March 27, 1989, the sole initial shareholder of Short Duration Tax-Free Fund on September 25, 1992, the sole initial shareholder of Core Fund on October 29, 1993, and the shareholders of each other Fund on April 21, 1997. Each Management Agreement will remain in effect until June 30, 1998 and will continue in effect with respect to the applicable Fund from year to year thereafter provided such continuance is specifically approved at least annually by (a) the vote of a majority of the outstanding voting securities of such Fund or a majority of the Trustees of the Trust, and (b) the vote of a majority of the non-interested Trustees of the Trust, cast in person at a meeting called for the purpose of voting on such approval.

     Each Management Agreement will terminate automatically if assigned (as defined in the Act). Each Management Agreement is also terminable at any time without penalty by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of a Fund on 60 days' written notice to the applicable Adviser or by the Adviser on 60 days' written notice of the Trust.

     The Management Agreements provide that GSAM, GSFM and GSAMI, in their capacity as advisers may each render similar services to others so long as the services under the Management Agreements are not impaired thereby. Pursuant to the Management Agreements, the Advisers are entitled to receive the fee set forth below and the Advisers are currently limiting the fee to the rate set forth below:

                           Contractual      Current
Fund                             Rate*         Rate
----                             ----          ----

GSAM
  Municipal Income                  .55%         .55%
  Government Income                 .65%         .25%
  Short Duration Tax-Free           .55%         .40%
  Core Fixed Income                 .55%         .40%
  High Yield                        .70%         .65%

GSFM
  Short Duration Government         .65%         .40%
  Adjustable Rate Government        .55%         .40%

GSAMI
  Global Income                     .90%         .59%
----------------------------

* The Contractual Rate is identical to the aggregate advisory and administration fee rates payable by each Fund under the previous separate advisory (including subadvisory in the case of Global Income Fund) and administration agreements. For the fiscal year ended October 31, 1996, the annual rate expressed is the combined advisory and administration fees paid (after fee waivers). Such reduction or limits, if any, are calculated monthly on a cumulative basis and may be discontinued or modified by the applicable Adviser at its discretion at any time, although they have no current intention to do so.


     For the fiscal years ended October 31, 1996, 1995 and 1994, the amounts of the investment advisory and administration fees incurred by each Fund then in existence were as follows:

                                     1996        1995        1994
                                  ----------  ----------  ----------

Adjustable Rate Fund              $2,535,709  $2,947,492  $6,798,185
Short Duration Government            411,360     517,091   1,063,867
 Fund/(1)/
Short Duration Tax-Free Fund         169,796     260,970     468,868
Core Fund/(2)/                       246,568     137,158      56,255
Global Income Fund/(3)(6)/         1,117,226     706,460   1,518,814
Government Income Fund/(4)(6)/        74,060      44,037           0
Municipal Income Fund/(5)(6)/        211,283     154,707      35,494

_________________________

/(1)/ Had expense limitations not been in effect, Short Duration Government Fund would have paid advisory fees of $514,200, $646,364 and $1,329,834, respectively, for such years.

/(2)/ Core Fund commenced operations January 5, 1994.

/(3)/ For the same periods, Global Income Fund paid GSAMI subadvisory fees of $837,920, $1,412,921 and $3,037,627, respectively. If expense limitations had not been in effect, Global Income Fund would have paid advisory and subadvisory fees of $1,474,204 and $491,401, respectively, for the year ended October 31, 1996 and $789,127 and $1,578,254, respectively, for the year ended October 31, 1995.

/(4)/ Had expense limitations not been in effect, Government Income Fund would have paid advisory fees of $148,120, $101,737 and $65,604, respectively, for such years.

/(5)/ Had expense limitations not been in effect for the years ended October 31, 1995 and 1994, Municipal Income Fund would have paid advisory fees of $200,207 and $174,161, respectively, for such years.

/(6)/ Reflects combined fees under separate investment advisory and administration agreements which were combined in a Management Agreement effective May 1, 1997.

     The fees and services under the Investment Advisory and Administration Agreements are identical to the fees and services under the Management Agreement.

     Each Adviser performs administrative services for the applicable Funds under the Management Agreement. Such administrative services include, subject to the general supervision of the Trustees of the Trust, (a) providing supervision of all aspects of the Funds' non-investment operations (other than certain operations performed by others pursuant to agreements with the Funds), (b) providing the Funds, to the extent not provided pursuant to the agreement with the Trust's custodian, transfer and dividend disbursing agent or agreements with other institutions, with personnel to perform such executive, administrative and clerical services as are reasonably necessary to provide effective administration of the Funds, (c) arranging, to the extent not provided pursuant to such agreements, for the preparation, at the Funds' expense, of each Fund's tax returns, reports to shareholders, periodic updating of the Funds' prospectuses and statements of additional information, and reports filed with the SEC and other regulatory authorities, (d) providing the Funds, to the extent not provided pursuant to such agreements, with adequate office space and certain related office equipment and services, and (e) maintaining all of the Funds' records other than those maintained pursuant to such agreements.


     ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED
     -------------------------------------------------------------------------
BY GOLDMAN SACHS.  The involvement of the Advisers and Goldman Sachs and their
----------------
affiliates, in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to the Funds or impede their investment activities.

     Goldman Sachs and its affiliates, including, without limitation, the Advisers and their advisory affiliates have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) which have investment objectives similar to those of the Funds and/or which engage in transactions in the same types of securities, currencies and instruments as the Funds. Goldman Sachs and its affiliates are major participants in the global currency, equities, swap and fixed-income markets, in each case on a proprietary basis and for the accounts of customers. As such, Goldman Sachs and its affiliates are actively engaged in transactions in the same securities, currencies, and instruments in which the Funds invest. Such activities could affect the prices and availability of the securities, currencies, and instruments in which the Funds invest, which could have an adverse impact on each Fund's performance. Such transactions, particularly in respect of proprietary accounts or customer accounts other than those included in the Advisers' and their advisory affiliates' asset management activities, will be executed independently of the Funds' transactions and thus at prices or rates that may be more or less favorable. When the Advisers and their advisory affiliates seek to purchase or sell the same assets for their managed accounts, including the Funds, the assets actually purchased or sold may be allocated among the accounts on a basis determined in its good faith discretion of such entitles to be equitable. In some cases, this system may adversely affect the size or the price of the assets purchased or sold for the Funds.

     From time to time, the Funds' activities may be restricted because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for example, when the Advisers, and/or their affiliates, will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which, or in securities of issuers for which, the Advisers and/or their affiliates are performing services or when position limits have been reached.

     In connection with their management of the Funds, the Advisers may have access to certain fundamental analysis and proprietary technical models developed by Goldman Sachs and other affiliates. The Advisers will not be under any obligation, however, to effect transactions on behalf of the Funds in accordance with such analysis and models. In addition, neither Goldman Sachs nor any of its affiliates will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Funds and it is not anticipated that the Advisers will have access to such information for the purpose of managing the Funds. The proprietary activities or portfolio strategies of Goldman Sachs and its affiliates or the activities or strategies used for accounts managed by them or other customer accounts could conflict with the transactions and strategies employed by the Advisers in managing the Funds.

     The results of each Fund's investment activities may differ significantly from the results achieved by the Advisers and their affiliates for their proprietary accounts or accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that Goldman Sachs and its affiliates and such other accounts will achieve investment results which are substantially more or less favorable than the results achieved by a Fund. Moreover, it is possible that a Fund will sustain losses during periods in which Goldman Sachs and its affiliates achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible.

     An investment policy committee which may include partners of Goldman Sachs and its affiliates may develop general policies regarding a Fund's activities, but will not be involved in the day-to-day management of such Fund. In such instances, those individuals may, as a result, obtain information regarding the Fund's proposed investment activities which is not generally available to the public. In addition, by virtue of their affiliation with Goldman Sachs, any such member of an investment policy committee will have direct or indirect interests in the activities of Goldman Sachs and its affiliates in securities, currencies and investments similar to those in which the Fund invests.

     In addition, certain principals and certain of the employees of the Advisers are also principals or employees of Goldman Sachs or their affiliated entities. As a result, the performance by these principals and employees of their obligations to such other entities may be a consideration of which investors in the Funds should be aware.

     The Advisers may enter into transactions and invest in instruments and, in the case of Global Income, High Yield and Core Funds, currencies on behalf of the applicable Funds in which customers of Goldman Sachs serve as the counterparty, principal or issuer. In such cases, such party's interests in the transaction will be adverse to the interests of the Funds, and such party may have no incentive to assure that the Funds obtain the best possible prices or terms in connection with the transactions. Goldman Sachs and its affiliates may also create, write or issue derivative instruments for customers of Goldman Sachs or its affiliates, the underlying securities currencies or instruments of which may be those in which the Funds invest or which may be based on the performance of a Fund. The Funds may, subject to applicable law, purchase investments which are the subject of an underwriting or other distribution by Goldman Sachs or its affiliates and may also enter into transactions with other clients of Goldman Sachs or its affiliates where such other clients have interests adverse to those of the Funds. At times, these activities may cause departments of the Firm to give advice to clients that may cause these clients to take actions adverse to the interest of the client. To the extent affiliated transactions are permitted, the Funds will deal with Goldman Sachs and its affiliates on an arm's-length basis.

     Each Fund will be required to establish business relationships with its counterparties based on the Fund's own credit standing. Neither Goldman Sachs nor its affiliates will have any obligation to allow their credit to be used in connection with a Fund's establishment of its business relationships, nor is it expected that a Fund's counterparties will rely on the credit of Goldman Sachs or any of its affiliates in evaluating the Fund's creditworthiness.

     From time to time, Goldman Sachs or any of its affiliates may, but is not required to, purchase and hold shares of a Fund in order to increase the assets of the Fund. Increasing a Fund's assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce a Fund's expense ratio. Goldman Sachs reserves the right to redeem at any time some or all of the shares of a Fund acquired for its own account. A large redemption of shares of a Fund by Goldman Sachs could significantly reduce the asset size of the Fund, which might have an adverse effect on a Fund's investment flexibility, portfolio diversification and expense ratio. Goldman Sachs will consider the effect of redemptions on a Fund and other shareholders in deciding whether to redeem its shares.

DISTRIBUTOR AND TRANSFER AGENT
------------------------------

     Goldman Sachs serves as the exclusive distributor of shares of the Funds pursuant to a "best efforts" arrangement as provided by a distribution agreement with the Trust. Pursuant to the distribution agreement, after the Funds' Prospectuses and periodic reports have been prepared, set in type and mailed to shareholders, Goldman Sachs will pay for the printing and distribution of copies thereof used in connection with the offering to prospective investors. Goldman Sachs will also pay for other supplementary sales literature and advertising costs. Goldman Sachs has entered into sales agreements with certain investment dealers and financial service firms (the "Authorized Dealers") to solicit subscriptions for Class A, Class B and Class C Shares of each of the Funds that offer such classes of shares. Goldman Sachs receives a portion of the sales load imposed on the sale, in the case of Class A Shares, or redemption in the case of Class B and Class C Shares, of such Fund shares. No Class B Shares were outstanding during the fiscal years ended October 31, 1994 and 1995. No Class C Shares were outstanding during the fiscal years ended October 31, 1994, 1995 and 1996. Goldman Sachs retained approximately the following combined commissions on sales of Class A and B shares during the following periods:


                          1996**    1995*      1994
                          -------  --------  --------

Adjustable Rate Fund*     $79,000  $40,000        N/A
Municipal Income Fund     $24,900  $48,000   $ 76,000
Government Income Fund    $17,300  $22,000   $  5,000
Global Income Fund        $52,600  $15,000   $350,000
---------------------

*    Prior to May 15, 1995 Adjustable Rate Fund did not offer Class A Shares.

** Prior to May 1, 1997, the Municipal, Government Income and Global Income Funds did not offer Class B shares.

     Goldman Sachs serves as the Trust's transfer and dividend disbursing agent. Under its transfer agency agreement with the Trust, Goldman Sachs has undertaken with the Trust with respect to each Fund to (i) record the issuance, transfer and redemption of shares, (ii) provide confirmations of purchases and redemptions, and quarterly statements, as well as certain other statements,
(iii) provide certain information to the Trust's custodian and the relevant subcustodian in connection with redemptions, (iv) provide dividend crediting and certain disbursing agent services, (v) maintain shareholder accounts, (vi) provide certain state Blue Sky and other information, (vii) provide shareholders and certain regulatory authorities with tax-related information, (viii) respond to shareholder inquiries, and (ix) render certain other miscellaneous services.

     As compensation for the services rendered to the Trust by Goldman Sachs as transfer and dividend disbursing agent and the assumption by Goldman Sachs of the expenses related thereto, Goldman Sachs received fees for the fiscal years ended October 31, 1996, 1995 and 1994 by each Fund then in existence as follows:

Fund                               1996     1995     1994
----                              -------  -------  -------

Adjustable Rate Fund              278,337  306,662  679,819
Short Duration Government Fund          0        0        0
Short Duration Tax-Free Fund       16,980   26,098   46,887
Core Fund/(1)/                     24,657   13,716    5,637
Global Income Fund                121,212  106,764  132,123
Municipal Income Fund              90,284   63,695   70,811
Government Income Fund             72,237   94,095   57,960
------------------------

/(1)/  Core Fund commenced operations on January 5, 1994.

       The foregoing distribution and transfer agency agreements each provide that Goldman Sachs may render similar services to others so long as the services each provides thereunder to the Funds are not impaired thereby. Each such agreement also provides that the Trust will indemnify Goldman Sachs against certain liabilities.


EXPENSES
--------

     Except as set forth in the Prospectuses under "MANAGEMENT" the Trust, on behalf of each Fund, is responsible for the payment of each Fund's respective expenses. The expenses borne by the outstanding classes of each Fund include, without limitation, the fees payable to the Adviser, the fees and expenses of the Trust's custodian, transfer agent fees, brokerage fees and commissions, filing fees for the registration or qualification of the Trust's shares under federal or state securities laws, expenses of the organization of the Trust, fees and expenses incurred by the Trust in connection with membership in investment company organizations, taxes, interest, costs of liability insurance, fidelity bonds or indemnification, any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against, the Trust for violation of any law, legal, tax and auditing fees and expenses (including the cost of legal and certain accounting services rendered by employees of Goldman Sachs, or its affiliates, with respect to the Trust), expenses of preparing and setting in type Prospectuses, Additional Statements, proxy material, reports and notices and the printing and distributing of the same to the Trust's shareholders and regulatory authorities, fees under any distribution, authorized dealer service, administration or service plans applicable to a particular class, any compensation and expenses of its "non-interested" Trustees and extraordinary expenses, if any, incurred by the Trust. Except for fees under any distribution, authorized dealer service, administration or service plans applicable to a particular class and transfer agency fees, all Fund expenses are borne on a non-class specific basis.

     The Advisers voluntarily have agreed to reduce or otherwise limit certain Other Expenses (excluding management fees, fees payable under administration, distribution, service and authorized dealer service plans, taxes, interest, brokerage fees and litigation, indemnification, transfer agency fees (in the case of Global Income Fund and High Yield Fund) and other extraordinary expenses) to the following percentage of each Fund's average daily net assets:


Short Duration Government Fund          0.05%
Adjustable Rate Fund                    0.05%
Municipal Income Fund                   0.05%
Government Income Fund                  0.00%
Short Duration Tax-Free Fund            0.05%
Core Fund                               0.05%
Global Income Fund                      0.06%
High Yield Fund                         0.01%

          Such reductions or limits are calculated monthly on a cumulative basis. Although the Advisers have no current intention of modifying or discontinuing such expense limitations or the limitations on the management fees, described above under "Management -- Investment Advisers," each may do so in the future at its discretion. For the fiscal year ended October 31, 1996, October 31, 1995 and October 31, 1994, Other Expenses of each Fund were reduced by the Advisers in the following amounts:


                           1996     1995     1994
                          -------  -------  -------

Adjustable Rate Fund      386,863  551,405  442,880
Short Duration
 Government Fund          169,069  219,994  115,389
Short Duration
  Tax-Free Fund           238,097  213,139  192,696
Core Fund*                233,065  176,469  141,815
Municipal Income Fund     238,203  196,265  198,806
Government Income Fund    219,091  242,036  224,285
Global Income Fund**      337,079   70,195        0
----------------------

*    Core Fund commenced operations on January 5, 1994.
** For the fiscal year ended October 31, 1994, there was no expense limitation.

     Fees and expenses of legal counsel, registering shares of each Fund, holding meetings and communicating with shareholders may include an allocable portion of the cost of maintaining an internal legal and compliance department. Each Fund may also bear an allocable portion of the costs incurred by the Advisers in performing certain accounting services not being provided by the Trust's custodian.

CUSTODIAN AND SUB-CUSTODIANS
----------------------------

     State Street Bank and Trust Company ("State Street"), P.O. Box 1713, Boston, Massachusetts 02105, is the custodian of the Trust's portfolio securities and cash. State Street also maintains the Trust's accounting records. State Street may appoint sub-custodians from time to time to hold certain securities purchased by the Trust in foreign countries and to hold cash and currencies for the Trust.

INDEPENDENT PUBLIC ACCOUNTANTS
------------------------------

     Arthur Andersen LLP, independent public accountants, One International Place, Boston, Massachusetts 02110, have been selected as auditors of the Trust. In addition to audit services, Arthur Andersen LLP prepares the Trust's federal and state tax returns, and provides consultation and assistance on accounting, internal control and related matters.


                             PORTFOLIO TRANSACTIONS

     The portfolio transactions for the Funds are generally effected at a net price without a broker's commission (i.e., a dealer is dealing with a Fund as principal and receives compensation equal to the spread between the dealer's cost for a given security and the resale price of such security). In certain foreign countries, debt securities in which the Global Income Fund, Core Fund and High Yield Fund may invest are traded on exchanges at fixed commission rates. In connection with portfolio transactions, the Management Agreement provides that the Advisers shall attempt to obtain the best net price and the most favorable execution. The Management Agreement provides that, on occasions when an Adviser deems the purchase or sale of a security to be in the best interests of a Fund as well as its other customers (including any other fund or other investment company or advisory account for which the Advisers or an affiliate act as investment adviser), a Fund, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for such other customers in order to obtain the best net price and most favorable execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the applicable Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the applicable Fund and such other customers. In some instances, this procedure may adversely affect the size and price of the position obtainable for a Fund. The Management Agreement permits each Adviser, in its discretion, to purchase and sell portfolio securities to and from dealers who provide the Trust with brokerage or research services in which dealers may execute brokerage transactions at a higher cost to the Fund. Brokerage and research services furnished by firms through which the Fund's effect their securities transactions may be used by the Advisers in servicing other accounts and not all of these services may be used by the Adviser in connection with the specific Fund generating the brokerage credits. The fees received under the Management Agreement are not reduced by reason of the Adviser receiving such brokerage and research services. In addition, in selecting brokers and dealers, the Advisers may take into account sales of shares of the Funds and other funds in the Goldman Sachs Group of Funds by such brokers and dealers.

     For the fiscal years ended October 31, 1995 and 1994, the Funds then in existence paid no brokerage commissions.

For the fiscal year ended October 31, 1996, the Funds then in existence paid brokerage commissions as follows:


                                     Total           Total               Brokerage
                                   Brokerage       Amount of            Commissions
                                     Total        Commissions           Transaction           Paid
                                   Brokerage        Paid to              on which          to Brokers
                                  Commissions     Affiliated            Commissions        Providing
                                     Paid           Persons               Paid/3/           Research
                                  ===========  =================  =======================  ==========

Fiscal Year Ended
October 31, 1996:

Adjustable Rate Fund                 $108,000  $108,000(100%)/1/  $2,121,317,579(100%)/2/        $N/A

Short Duration Government Fund         24,000    24,000(100%)/1/     447,205,928(100%)/2/         N/A

Short Duration Tax-Free Fund            1,000     1,000(100%)/1/       8,559,280(100%)/2/         N/A

Core Fixed Income Fund                  4,000     4,000(100%)/1/      43,548,299(100%)/2/         N/A

Government Income Fund                  1,200     1,200(100%)/1/      24,437,288(100%)/2/         N/A

Municipal Income Fund                   2,750     2,750(100%)/1/      51,101,625(100%)/2/         N/A

_______________________________

1  Percentage of total commissions paid.
2 Percentage of total amount of transactions involving the payment of commissions effected through affiliated persons.
3  Refers to Market Value of Futures Contracts.

          During the fiscal year ended October 31, 1996, the Funds acquired and sold securities of their regular broker-dealers: Chase Securities, Inc., Lehman Brothers, Inc., Salomon Brothers, Inc., Merrill Lynch, Robert W. Baird, Daiwa Securities, J.P. Morgan & Co., Inc., Donaldson, Lufkin, Jenrette, Nomura Securities and Morgan Stanley & Co.

          At October 31, 1996, Short Duration Tax-Free Fund, Global Income Fund and Municipal Income Fund held no securities of their regular broker-dealers.
As of the same date, Short Duration Government Fund, Adjustable Rate Fund, Government Income Fund and Core Fund held the following amounts of securities of their regular broker-dealers, as defined in Rule 10b-1 under the 1940 Act, or their parents ($ in thousands): Short Duration Government Fund: Lehman Brothers, Inc. ($370), Nomura Securities ($280) and Bear Stearns ($280); Adjustable Rate Fund: Lehman Brothers, Inc. ($4,531), Bear Stearns ($3,430) and Nomura Securities ($3,430); Government Income Fund: Lehman Brothers, Inc. ($2,774), Nomura Securities (2,774) and Bear Stearns ($2,100); Nomura Securities (2,774); Core Fund: Lehman Brothers, Inc. ($4,808), Nomura Securities ($3,640) and Bear Stearns ($3,640).


                                 SHARES OF THE TRUST


          The Funds were reorganized from series of a Massachusetts business trust as part of Goldman Sachs Trust, a Delaware business trust, by a Declaration of Trust dated January 28, 1997 on April 30, 1997.

          The Act requires that where more than one class or series of shares exists, each class or series must be preferred over all other classes or series in respect of assets specifically allocated to such class or series. The Trustees have authority to classify and reclassify any series of shares into one or more classes of shares. As of the date of this Additional Statement, the Trustees have authorized: (i) the issuance of six classes of shares of Short Duration Government Fund, Short Duration Tax-Free Fund and Core Fund:
Institutional Shares, Administration Shares, Service Shares, Class A Shares, Class B Shares and Class C Shares; (ii) the issuance of four classes of shares of Adjustable Rate Fund: Institutional Shares, Administration Shares, Service Shares and Class A Shares; and (iii) the issuance of five classes of shares of Global Income Fund, Government Income Fund, Municipal Income Fund and High Yield
Fund: Institutional Shares, Service Shares, Class A Shares, Class B Shares and Class C Shares. As of October 31, 1996, no Service Shares of the Adjustable Rate Fund were outstanding; no Class A, Class B or Class C Shares of Short Duration Government Fund, Short Duration Tax-Free Fund and Core Fund were outstanding; no Class C Shares of Government Income Fund and Municipal Income Fund were outstanding; and no shares of High Yield Fund were outstanding.

          Each Institutional Share, Administration Share, Service Share, Class A Share, Class B Share and Class C Share of a Fund represents a proportionate interest in the assets belonging to the applicable class of the Fund. All expenses of a Fund are borne at the same rate by each class of shares, except that fees under Administration and Service Plans are borne exclusively by Administration and Service Shares, fees under Distribution and Authorized Dealer Service Plans are borne exclusively by Class A, Class B or Class C Shares and transfer agency fees are borne at different rates by Class A, Class B or Class C Shares than Institutional, Administration and Service Shares. The Trustees may determine in the future that it is appropriate to allocate other expenses differently between classes of shares and may do so to the extent consistent with the rules of the SEC and positions of the Internal Revenue Service. Each class of shares may have different minimum investment requirements and be entitled to different shareholder services. Currently, shares of a class may only be exchanged for shares of the same or an equivalent class of another fund. See "Exchange Privilege" in the Prospectus.

          Institutional Shares may be purchased at net asset value without a sales charge for accounts in the name of an investor or institution that is not compensated by a Fund for services provided to the institution's customers.

          Administration Shares may be purchased for accounts held in the name of an institution that provides certain account administration services to its customers, including maintenance of account records and processing orders to purchase, redeem and exchange Administration Shares. Administration Shares bear the cost of account administration fees at the annual rate of up to 0.25% of the average daily net assets of such Administration Shares.

          Service Shares may be purchased at net asset value without a sales charge for accounts held in the name of an institution that, directly or indirectly, provides certain account administration and shareholder liaison services to its customers, including maintenance of account records and processing orders to purchase, redeem and exchange Service Shares. Service Shares bear the cost of account administration fees at the annual rate of up to 0.50% of the average daily net assets of the Fund attributable to Service Shares.

          Class A Shares are sold, with an initial sales charge, through brokers and dealers who are members of the National Association of Securities Dealers, Inc. and certain other financial service firms that have sales agreements with Goldman Sachs. Class A Shares of the Funds bear the cost of distribution (Rule 12b-1) fees at the aggregate rate of up to 0.25% of the average daily net assets of such Class A Shares. Class A Shares also bear the cost of an Authorized Dealer Service Plan at an annual rate of up to 0.25% of average daily net assets attributable to Class A Shares.

          Class B Shares of the Funds are sold subject to a contingent deferred sales charge through brokers and dealers who are members of the National Association of Securities Dealers, Inc. and certain other financial services firms that have sales arrangements with Goldman Sachs. Class B shares bear the cost of distribution (Rule 12b-1) fees at the aggregate rate of up to 0.75% of the average daily net assets attributable to Class B shares. Class B shares also bear the cost of an Authorized Dealer Service Plan at an annual rate of up to 0.25% of the average daily net assets attributable to Class B shares.


          Class C Shares of the Funds are sold subject to a contingent deferred sales charge of up to 1.0% through brokers and dealers who are members of the National Association of Securities Dealers Inc. and certain other financial services firms that have sales arrangements with Goldman Sachs. Class C Shares bear the cost of distribution (Rule 12b-1) fees at the aggregate rate of up to 0.75% of the average daily net assets attributable to Class C Shares. Class C Shares also bear the cost of an Authorized Dealer Service Plan at an annual rate of up to 0.25% of the average daily net assets attributable to Class C Shares.


          It is possible that an institution or its affiliate may offer different classes of shares (i.e., Institutional, Administration, Service, Class A, Class B and Class C Shares) to its customers and thus receive different compensation with respect to different classes of shares of each Fund.
Dividends paid by each Fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time on the same day and will be in the same amount, except for differences caused by the fact that the respective account administration, service, authorized dealer service plan and distribution fees relating to a particular class will be borne exclusively by that class. Similarly, the net asset value per share may differ depending upon the class of shares purchased.

          Certain aspects of the shares may be altered, after advance notice to shareholders, if it is deemed necessary in order to satisfy certain tax regulatory requirements.

          When issued, each Fund's shares are fully paid and non-assessable by the Trust. In the event of liquidation of a Fund, shareholders of that Fund are entitled to share pro rata in the net assets of that Fund available for distribution to such shareholders. All shares entitle their holders to one vote per share, are freely transferable and have no preemptive, subscription or conversion rights.

          As of July 15, 1997, the following entities and persons beneficially owned 5% or more of the outstanding shares of the following Funds: Adjustable Rate Fund:
Short Duration Government Fund:
Short Duration Tax-Free Fund:
Government Income Fund:
Core Fund:

          Rule 18f-2 under the Act provides that any matter required to be submitted by the provisions of the Act, applicable state law or otherwise to the holders of the outstanding voting securities of an investment company (such as the Trust) shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class or series affected by such matter. Rule 18f-2 further provides that a class or series shall be deemed to be affected by a matter unless the interests of each class or series in the matter are substantially identical or the matter does not affect any interest of such class or series. However, Rule 18f-2 exempts the selection of independent public accountants, the approval of principal distribution contracts and the election of Trustees from the separate voting requirements of Rule 18f-2.

          The Trust is not required to hold annual meetings of shareholders and does not intend to hold such meetings. In the event that a meeting of shareholders is held, each share of the Trust will be entitled, as determined by the Trustees, either to one vote for each share or to one vote for each dollar of net asset value represented by such shares on all matters presented to shareholders including the election of Trustees (this method of voting being referred to at "dollar based voting"). However, to the extent required by the Act or otherwise determined by the Trustees, series and classes of the Trust will vote separately from each other. Shareholders of the Trust do not have cumulative voting rights in the election of Trustees. Meetings of shareholders of the Trust, or any series or class thereof, may be called by the Trustees, certain officers or upon the written request of holders of 10% or more of the shares entitled to vote at such meetings. The shareholders of the Trust will have voting rights only with respect to the limited number of matters specified in the Declaration of Trust and such other matters as the Trustees may determine or may be required by law.

          The Declaration of Trust provides for indemnification of Trustees, officers and agents of the Trust unless the recipient is adjudicated (i) to be liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office or (ii) not to have acted in good faith in the reasonable belief that such person's actions were in the best interest of the Trust. The Declaration of Trust provides that, if any shareholder or former shareholder of any series is held personally liable solely by reason of being or having been a shareholder and not because of the shareholder's acts or omissions or for some other reason, the shareholder or former shareholder (or heirs, executors, administrators, legal representatives or general successors) shall be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, acting on behalf of any affected series, must, upon request by such shareholder, assume the defense of any claim made against such shareholder for any act or obligation of the series and satisfy any judgment thereon from the assets of the series.

          The Declaration of Trust permits the termination of the Trust or of any series or class of the Trust (i) by a majority of the affected shareholders at a meeting of shareholders of the Trust, series or class; or (ii) by a majority of the Trustees without shareholder approval if the Trustees determine that such action is in the best interest of the Trust or its shareholders. The factors and events that the Trustees may take into account in making such determination include (i) the inability of the Trust or any successor series or class to maintain its assets at an appropriate size; (ii) changes in laws or regulations governing the Trust, series or class or affecting assets of the type in which it invests; or (iii) economic developments or trends having a significant adverse impact on their business or operations.

          The Declaration of Trust authorizes the Trustees without shareholder approval to cause the Trust, or any series thereof, to merge or consolidate with any corporation, association, trust or other organization or sell or exchange all or substantially all of the property belonging to the Trust or any series thereof. In addition, the Trustees, without shareholder approval, may adopt a master-feeder structure by investing all or a portion of the assets of a series of the Trust in the securities of another open-end investment company.

          The Declaration of Trust permits the Trustees to amend the Declaration of Trust without a shareholder vote. However, shareholders of the Trust have the right to vote on any amendment (i) that would affect the voting rights of shareholders; (ii) that is required by law to be approved by shareholders; (iii) that would amend the voting provisions of the Declaration of Trust; or (iv) that the Trustees determine to submit to shareholders.

          The Trustees may appoint separate Trustees with respect to one or more series or classes of the Trust's shares (the "Series Trustees"). Series Trustees may, but are not required to, serve as Trustees of the Trust or any other series or class of the Trust. The Series Trustees have, to the exclusion of any other Trustees of the Delaware Trust, all the powers and authorities of Trustees under the Trust Instrument with respect to any other series or class.

SHAREHOLDER AND TRUSTEE LIABILITY

          Under Delaware law, the shareholders of the Funds are not generally subject to liability for the debts or obligations of the Trust. Similarly, Delaware law provides that a series of the Trust will not be liable for the debts or obligations of any other series of the Trust. However, no similar statutory or other authority limiting business trust shareholder liability exists in other states. As a result, to the extent that a Delaware business trust or a shareholder is subject to the jurisdiction of courts of such other states, the courts may not apply Delaware law and may thereby subject the Delaware business trust shareholders to liability. To guard against this risk, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of a Fund. Notice of such disclaimer will normally be given in each agreement, obligation or instrument entered into or executed by a series or the Trustees. The Declaration of Trust provides for indemnification by the relevant Fund for all loss suffered by a shareholder as a result of a obligation of the series. The Declaration of Trust also provides that a series shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the series and satisfy any judgment thereon. In view of the above, the risk of personal liability of shareholders is remote.

          In addition to the requirement under Delaware law, the Declaration of Trust provides that shareholders of a series may bring a derivative action on behalf of the series only if the following conditions are met: (a) shareholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstanding shares of the series, or 10% of the outstanding shares of the series or class to which such action relates, shall join in the request for the Trustees to commence such action; and (b) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of other advisers in considering the merits of the request and shall require an undertaking by the shareholders making such request to reimburse the Fund for the expense of any such advisers in the event that the Trustees determine not to bring such action.

          The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against liability to which he or she would otherwise be subject by reason or willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

                                NET ASSET VALUE

          Under the Act, the Trustees of the Trust are responsible for determining in good faith the fair value of securities of the Funds. In accordance with procedures adopted by the Trustees of the Trust, the net asset value per share of each class of each Fund is calculated by determining the value of the net assets attributable to each class of that Fund (assets, including securities at value, minus liabilities) and dividing by the number of outstanding shares of that class. All securities are valued as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time) on each Business Day (as defined in each Fund's Prospectus).

          For the purpose of calculating the net asset value of the Funds, investments are valued under valuation procedures established by the Trustees. Portfolio securities, other than money market instruments and with the exception of Global Income Fund, for which accurate market quotations are readily available are valued as follows: (a) via electronic feeds to the custodian bank containing dealer-supplied bid quotations or bid quotations from a nationally recognized pricing service; (b) securities for which the custodian bank is unable to obtain an external price or with respect to which the Adviser believes an external price does not reflect accurate market values, will be valued by the Adviser in good faith based on valuation models that take into account daily spread and yield changes on U.S. Treasury securities (i.e., matrix pricing); (c) overnight repurchase agreements will be valued by the Adviser at cost; (d) term repurchase agreements (i.e., those whose maturity exceeds seven days) and interest rate swaps, caps, collars and floors will be valued at the average of the bid quotations obtained daily from at least two dealers or, for term repurchase agreements, recognized counterparties; (e) debt securities with a remaining maturity of 60 days or less are valued by the Adviser at amortized cost, which the Trustees have determined to approximate fair value; (f) spot and forward foreign currency exchange contracts will be valued using a pricing service such as Reuters then calculating then mean between the last bid and asked quotations supplied by certain independent dealers in such contracts; (g) exchange-traded options and futures contracts will be valued by the custodian bank at the last sale price on the exchange where such contracts and options are principally traded; and (h) over-the-counter options will be valued by an independent unaffiliated broker identified by the portfolio manager/trader and contacted by the custodian bank.

          Portfolio securities of the Global Income Fund for which accurate market quotations are available are valued as follows: (a) securities listed on any U.S. or foreign stock exchange or on the National Association of Securities Dealers Automated Quotations System ("NASDAQ") will be valued at the last sale price on the exchange or system in which they are principally traded, on the valuation date. If there is no sale on the valuation day, securities traded principally: (i) on a U.S. exchange or NASDAQ will be valued at the mean between the closing bid and asked prices, and (ii) on a foreign exchange will be valued at the official bid price. The last sale price and official bid price for securities traded principally on a foreign exchange will be determined as of the close of the London Foreign Exchange; (b) over-the-counter securities not quoted on NASDAQ will be valued at the last sale price on the valuation day or, if no sale occurs, at the mean between the last bid and asked prices; (c) options and futures contracts will be valued at the last sale price in the market where such contract is principally traded; and (d) forward foreign currency exchange contracts will be valued at the mean between the last bid and asked quotations supplied by a dealer in such contracts.

          All other securities, including those for which a pricing service supplies no exchange quotation or a quotation that is believed by the portfolio manager/trader to be inaccurate; will be valued at fair value as stated in the valuation procedures which were approved by the Board of Trustees.

          Money market instruments held by a Fund with a remaining maturity of sixty days or less will be valued by the amortized cost method, which the Trustees have determined approximates market value.

          The value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at current exchange rates of such currencies against U.S. dollars last quoted by any major bank. If such quotations are not available, the rate of exchange will be determined in good faith by or under procedures established by the Board of Trustees.

          Generally, trading in foreign securities is substantially completed each day at various times prior to the time the Global Income, Core and High Yield Funds calculate their net asset value. Occasionally, events affecting the values of such securities may occur between the times at which they are determined and the calculation of net asset value which will not be reflected in the computation of the Fund's net asset value unless the Trustees deem that such event would materially affect the net asset value, in which case an adjustment may be made.


                                 TAXATION

          The following is a summary of the principal U.S. federal income, and certain state and local, tax considerations regarding the purchase, ownership and disposition of shares in the Funds. This summary does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies and financial institutions. Each prospective shareholder is urged to consult his own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in the Funds. This summary is based on the laws in effect on the date of this Additional Statement, which are subject to change.

GENERAL
-------

          Each series of the Trust, including each Fund, is a separate taxable entity. Each Fund has qualified and elected or intends to qualify and elect to be treated and intends to continue to qualify for each taxable year as a regulated investment company under Subchapter M of the Code.

          Qualification as a regulated investment company under the Code requires, among other things, that (a) a Fund derive at least 90% of its gross income (including tax-exempt interest) for its taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stocks or securities, or foreign currencies or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% gross income test"); (b) a Fund derive less than 30% of its gross income for its taxable year from the sale or other disposition of any of the following which was held for less than three months: (i) stock or securities,

(ii) options, futures or forward contracts (other than options, futures or forward contracts on foreign currencies) and (iii) foreign currencies and foreign currency options, futures and forward contracts that are not directly related to the Fund's principal business of investing in stocks or securities or options and futures with respect to stocks or securities (the "short-short test"); and (c) a Fund diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the market value of its total (gross) assets is comprised of cash, cash items, United States Government Securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total (gross) assets is invested in the securities of any one issuer (other than United States Government Securities and securities of other regulated investment companies) or two or more issuers controlled by a Fund and engaged in the same, similar or related trades or businesses. Gains from the sale or other disposition of foreign currencies (or options, futures or forward contracts on foreign currencies) that are not directly related to Core Fund's or Global Income Fund's principal business of investing in stock or securities or options and futures with respect to stock or securities will be treated as gains from the sale of investments held for less than three months under the short-short test (even though characterized as ordinary income for some purposes) if such currencies or instruments were held for less than three months. In addition, future Treasury regulations could provide that qualifying income under the 90% gross income test will not include gains from foreign currency transactions that are not directly related to Core Fund's or Global Income Fund's principal business of investing in stock or securities or options and futures with respect to stock or securities. Using foreign currency positions or entering into foreign currency options, futures and forward contracts for purposes other than hedging currency risk with respect to securities in Core Fund's or Global Income Fund's portfolio or anticipated to be acquired may not qualify as "directly related" under these tests.

          As a regulated investment company, a Fund will not be subject to U.S. federal income tax on the portion of its income and capital gains that it distributes to its shareholders in any taxable year for which it distributes, in compliance with the Code's timing and other requirements, at least 90% of its "investment company taxable income" (which includes dividends, taxable interest, taxable original issue discount income, market discount income, income from securities lending, net short-term capital gain in excess of net long-term capital loss, certain net realized foreign exchange gains, and any other taxable income other than "net capital gain" as defined below and is reduced by deductible expenses) and at least 90% of the excess of its gross tax-exempt interest income over certain disallowed deductions ("net tax-exempt interest"). A Fund may retain for investment its "net capital gain" (which consists of the excess of its net long-term capital gain over its net short-term capital loss). However, if a Fund retains any investment company taxable income or net capital gain, it will be subject to tax at regular corporate rates on the amount retained. If a Fund retains any net capital gain, that Fund may designate the retained amount as undistributed net capital gain in a notice to its shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by that Fund against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to 65% of the amount of undistributed net capital gain included in the shareholder's gross income. Each Fund intends to distribute for each taxable year to its shareholders all or substantially all of its investment company taxable income (if any), net capital gain and any net tax-exempt interest. Exchange control or other foreign laws, regulations or practices may restrict repatriation of investment income, capital or the proceeds of securities sales by foreign investors such as Global Income Fund or Core Fund and may therefore make it more difficult for Global Income Fund or Core Fund to satisfy the distribution requirements described above, as well as the excise tax distribution requirements described below. However, Global Income Fund and Core Fund generally expect to be able to obtain sufficient cash to satisfy such requirements from new investors, the sale of securities or other sources. If for any taxable year a Fund does not qualify as a regulated investment company, it will be taxed on all of its investment company taxable income and net capital gain at corporate rates, its net tax-exempt interest (if any) may be subject to the alternative minimum tax, and its distributions to shareholders will be taxable as ordinary dividends to the extent of its current and accumulated earnings and profits.

          For federal income tax purposes, each Fund is permitted to carry forward a net capital loss in any year to offset its own capital gains, if any, during the eight years following the year of the loss. At October 31, 1996, the Funds had approximately the following amounts of capital loss carry forwards:

                           Years of
                            Amount     Expiration
                          -----------  ----------

Adjustable Rate Fund      $47,923,000   2000-2003
Short Duration
 Government Fund          $13,272,000   2002-2003
Short Duration
 Tax-Free Fund            $ 4,271,000   2002-2003
Core Fixed Income Fund    $    77,000        2004
Global Income Fund        $ 4,472,000        2002
Municipal Income Fund     $ 1,535,000        2002

     These amounts are available to be carried forward to offset future capital gains to the extent permitted by the Code and applicable tax regulations.

     In order to avoid a 4% federal excise tax, each Fund must distribute or be deemed to have distributed by December 31 of each calendar year at least 98% of its taxable ordinary income for such year, at least 98% of the excess of its capital gains over its capital losses (generally computed on the basis of the one-year period ending on October 31 of such year) and 100% of any taxable ordinary income and the excess of capital gains over capital losses for the prior year that were not distributed during such year and on which the Fund did not pay federal income tax. The Funds anticipate that they will generally make timely distributions of income and capital gains in compliance with these requirements so that they will generally not be required to pay the excise tax.

     For federal income tax purposes, dividends declared by a Fund in October, November or December as of a record date in such a month which are actually paid in January of the following year will be treated as if they were received by shareholders on December 31 of the year declared.

     The Tax Exempt Funds may purchase Municipal Securities together with the right to resell the securities to the seller at an agreed-upon price or yield within a specified period prior to the maturity date of the securities. Such a right to resell is commonly known as a "put" and is also referred to as a "standby commitment." The Tax Exempt Funds may pay for a standby commitment either separately, in cash, or in the form of a higher price for the securities which are acquired subject to the standby commitment, thus increasing the cost of securities and reducing the yield otherwise available. Additionally, the Tax Exempt Funds may purchase beneficial interests in Municipal Securities held by trusts, custodial arrangements or partnerships and/or combined with third-party puts and other types of features such as interest rate swaps; those investments may require the Fund to pay "tender fees" or other fees for the various features provided.

     The Internal Revenue Service (the "Service") has issued a revenue ruling to the effect that, under specified circumstances, a registered investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. The Service has also issued private letter rulings to certain taxpayers (which do not serve as precedent for other taxpayers) to the effect that tax-exempt interest received by a regulated investment company with respect to such obligations will be tax-exempt in the hands of the company and may be distributed to its shareholders as exempt-interest dividends. The Service has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. Each of the Tax Exempt Funds intends to take the position that it is the owner of any municipal obligations acquired subject to a standby commitment or other third party put and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the Service will agree with such position in any particular case. Additionally, the federal income tax treatment of certain other aspects of these investments, including the treatment of tender fees paid by these Funds, in relation to various regulated investment company tax provisions is unclear. However, the Adviser intends to manage the Tax Exempt Funds' portfolios in a manner designed to minimize any adverse impact from the tax rules applicable to these investments.

     Gains and losses on the sale, lapse, or other termination of options and futures contracts, options thereon and certain forward contracts (except certain foreign currency options, forward contracts and futures contracts) will generally be treated as capital gain and losses. Certain of the futures contracts, forward contracts and options held by a Fund will be required to be "marked-to-market" for federal income tax purposes, that is, treated as having been sold at their fair market value on the last day of the Fund's taxable year. These provisions may require a Fund to recognize income or gains without a concurrent receipt of cash. Any gain or loss recognized on actual or deemed sales of these futures contracts, forward contracts or options will (except for certain foreign currency options, forward contracts, and futures contracts) be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. As a result of certain hedging transactions entered into by a Fund, that Fund may be required to defer the recognition of losses on futures or forward contracts and options or underlying securities or foreign currencies to the extent of any unrecognized gains on related positions held by the Fund and the characterization of gains or losses as long-term or short-term may be changed. The short-short test described above may limit each Fund's ability to use options, futures and forward transactions as well as its ability to engage in short sales. The tax provisions described above applicable to options, futures and forward contracts may affect the amount, timing, and character of a Fund's distributions to shareholders. Certain tax elections may be available to the Funds to mitigate some of the unfavorable consequences described in this paragraph.

     Section 988 of the Code contains special tax rules applicable to certain foreign currency transactions and instruments that may affect the amount, timing and character of income, gain or loss recognized by Core Fund and Global Income Fund. Under these rules, foreign exchange gain or loss realized by Core Fund or Global Income Fund with respect to foreign currencies and certain futures and options thereon, foreign currency-denominated debt instruments, foreign currency forward contracts, and foreign currency-denominated payables and receivables will generally be treated as ordinary income or loss, although in some cases elections may be available that would alter this treatment. If a net foreign exchange loss treated as ordinary loss under Section 988 of the Code were to exceed a Fund's investment company taxable income

(computed without regard to such loss) for a taxable year, the resulting loss would not be deductible by the Fund or its shareholders in future years. Net loss, if any, from certain foreign currency transactions or instruments could exceed net investment income otherwise calculated for accounting purposes with the result being either no dividends being paid or a portion of Core Fund's, High Yield Fund's or Global Income Fund's dividends being treated as a return of capital for tax purposes, nontaxable to the extent of a shareholder's tax basis in his shares and, once such basis is exhausted, generally giving rise to capital gains.

     Core and Global Income, and High Yield Funds may be subject to foreign taxes on income (possibly including, in some cases, capital gains) from foreign securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. Because more than 50% of Global Income Fund's total assets at the close of any taxable year will generally consist of stock or securities of foreign corporations, Global Income Fund will generally qualify to file an election with the Internal Revenue Service pursuant to which shareholders of Global Income Fund would be required to (i) include in ordinary gross income (in addition to taxable dividends actually received) their pro rata shares of foreign income taxes paid by Global Income Fund that are treated as income taxes under U.S. tax regulations (which excludes, for example, stamp taxes, securities transaction taxes, and similar taxes) even though not actually received by such shareholders, and (ii) treat such respective pro rata portions as foreign income taxes paid by them. Global Income Fund may or may not make this election for any particular taxable year. Core Fund will not satisfy the 50% requirement described above and, therefore, will not make this election. Core Fund and, if it does not make the election, Global Income Fund will, however, be entitled to deduct such taxes in computing the amounts they are required to distribute.

     If Global Income Fund makes this election, its shareholders may then deduct such pro rata portions of qualified foreign taxes in computing their taxable incomes, or, alternatively, use them as foreign tax credits, subject to applicable limitations, against their U.S. federal income taxes. Shareholders who do not itemize deductions for federal income tax purposes will not, however, be able to deduct their pro rata portion of qualified foreign taxes paid by Global Income Fund, although such shareholders will be required to include their shares of such taxes in gross income if Global Income Fund makes the election referred to above.

     If a shareholder chooses to take a credit for the foreign taxes deemed paid by such shareholder as a result of any such election by Global Income Fund, the amount of the credit that may be claimed in any year may not exceed the same proportion of the U.S. tax against which such credit is taken which the shareholder's taxable income from foreign sources (but not in excess of the shareholder's entire taxable income) bears to his entire taxable income. For this purpose, distributions from long-term and short-term capital gains or foreign currency gains by Global Income Fund will generally not be treated as income from foreign sources. This foreign tax credit limitation may also be applied separately to certain specific categories of foreign-source income and the related foreign taxes. As a result of these rules, which have different effects depending upon each shareholder's particular tax situation, certain shareholders of Global Income Fund may not be able to claim a credit for the full amount of their proportionate shares of the foreign taxes paid by the Fund.

     Shareholders who are not liable for U.S. federal income taxes, including tax-exempt shareholders, will ordinarily not benefit from this election. Each year, if any, that Global Income Fund files the election described above, its shareholders will be notified of the amount of (i) each shareholder's pro rata share of qualified foreign income taxes paid by Global Income Fund and (ii) the portion of Fund dividends which represents income from each foreign country.

     If Core, or Global Income or High Yield Funds acquire stock (including, under proposed regulations, an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies") Core, Global Income or High Yield Funds could be subject to federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of such stock in such companies, even if all income or gain actually received by Core, Global Income or High Yield Funds is timely distributed to its shareholders. Core, Global Income or High Yield Funds would not be able to pass through to their shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election would require Core, Global Income or High Yield Funds to recognize taxable income or gain without the concurrent receipt of cash. Core, Global Income or High Yield Funds may limit and/or manage their holdings in passive foreign investment companies to minimize its tax liability or maximize its return from these investments.

     A Fund's investment in zero coupon securities, deferred interest securities, capital appreciation bonds or other securities bearing original issue discount or, if a Fund elects to include market discount in income currently, market discount, as well as any "mark-to-market" gain from certain options, futures or forward contracts, as described above, will generally cause it to realize income or gain prior to the receipt of cash payments with respect to these securities or contracts. In order to obtain cash to enable it to distribute this income or gain, maintain its qualification as a regulated investment company and avoid federal income or excise taxes, a Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold.

     The federal income tax rules applicable to mortgage dollar rolls and interest rate and currency swaps, floors, caps and collars are unclear in certain respects, and a Fund may also be required to account for these instruments under tax rules in a manner that, under certain circumstances, may limit its transactions in these instruments.

TAXABLE U.S. SHAREHOLDERS -- DISTRIBUTIONS

     TAX EXEMPT FUNDS. Each Tax Exempt Fund expects to qualify to pay "exempt-interest dividends," as defined in the Code. To qualify to pay exempt-interest dividends, the applicable Fund must, at the close of each quarter of its taxable year, have at least 50% of the value of its total assets invested in Municipal Securities whose interest is excluded from gross income under Section 103(a) of the Code. In purchasing Municipal Securities, each Tax Exempt Fund intends to rely on opinions of nationally recognized bond counsel for each issue as to the excludability of interest on such obligations from gross income for federal income tax purposes. A Tax Exempt Fund will not undertake independent investigations concerning the tax-exempt status of such obligations, nor does it guarantee or represent that bond counsels' opinions are correct. Bond counsels' opinions will generally be based in part upon covenants by the issuers and related parties regarding continuing compliance with federal tax requirements. Tax laws not only limit the purposes for which tax-exempt bonds may be issued and the supply of such bonds, but also contain numerous and complex requirements that must be satisfied on a continuing basis in order for bonds to be and remain tax-exempt. If the issuer of a bond or a user of a bond-financed facility fails to comply with such requirements at any time, interest on the bond could become taxable, retroactive to the date the obligation was issued. In that event, a portion of a Tax Exempt Fund's distributions attributable to interest the Fund received on such bond for the current year and for prior years could be characterized or recharacterized as taxable income. The availability of tax-exempt obligations and the value of a Tax Exempt Fund's portfolio may be affected by restrictive federal income tax legislation enacted in recent years or by similar, future legislation. If a Tax Exempt Fund satisfies the applicable requirements, dividends paid by the Fund which are attributable to tax exempt interest on Municipal Securities and designated by the Fund as exempt-interest dividends in a written notice mailed to its shareholders within sixty days after the close of its taxable year may be treated by shareholders as items of interest excludable from their gross income under Section 103(a) of the Code. Exempt-interest dividends a Tax Exempt Fund receives from other regulated investment companies, including exempt-interest dividends on auction rate preferred securities of such companies held by a Fund, are treated as interest on Municipal Securities and may be distributed by a Tax Exempt Fund as exempt-interest dividends. The recipient of tax-exempt income is required to report such income on his federal income tax return. However, a shareholder is advised to consult his tax adviser with respect to whether exempt-interest dividends retain the exclusion under Section 103(a) if such shareholder would be treated as a

"substantial user" under Section 147(a)(1) with respect to some or all of the tax-exempt obligations held by a Tax Exempt Fund. The Code provides that interest on indebtedness incurred or continued to purchase or carry shares of a Tax Exempt Fund is not deductible to the extent attributable to exempt-interest dividends.

     Although all or a substantial portion of the dividends paid by a Tax Exempt Fund may be excluded by shareholders of such Fund from their gross income for federal income tax purposes, each Tax Exempt Fund may purchase specified private activity bonds, the interest from which (including a Fund's distributions attributable to such interest) may be a preference item for purposes of the federal alternative minimum tax (both individual and corporate). All exempt-interest dividends from a Tax Exempt Fund, whether or not attributable to private activity bond interest, may increase a corporate shareholder's liability, if any, for corporate alternative minimum tax, and will be taken into account in determining the extent to which a shareholder's Social Security or certain railroad retirement benefits are taxable.

     ALL FUNDS. Distributions from investment company taxable income, as defined above, are taxable to shareholders who are subject to tax as ordinary income whether paid in cash or reinvested in additional shares. Taxable distributions include distributions from any Fund, including Short Duration Tax-Free Fund and Municipal Income Fund, that are attributable to (i) taxable income, including but not limited to dividends, taxable bond interest, recognized market discount income, original issue discount income accrued with respect to taxable bonds, income from repurchase agreements, income from securities lending, income from dollar rolls, income from interest rate or currency swaps, caps, floors and collars, and a portion of the discount from certain stripped tax-exempt obligations or their coupons or (ii) capital gains from the sale of securities or other investments (including from the disposition of rights to when-issued securities prior to issuance) or from options, futures or certain forward contracts. Any portion of such taxable distributions that is attributable to a Fund's net capital gain, as defined above, may be designated by the Fund as a "capital gain dividend," taxable to shareholders as long-term capital gain whether received in cash or additional shares and regardless of the length of time their shares of a Fund have been held.

     It is expected that distributions made by the Funds will ordinarily not qualify for the dividends-received deduction for corporations because qualifying distributions may be made only from a Fund's dividend income that it receives from stock in U.S. domestic corporations. The Funds do not intend to purchase stock of domestic corporations other than in limited instances, including investments in investment companies, distributions from which may in rare cases qualify as dividends for this purpose. The dividends-received deduction, if available, is reduced to the extent the shares with respect to which the dividends are received are treated as debt-financed under the federal income tax law and is eliminated if the shares are deemed to have been held for less than a minimum period, generally 46 days. Receipt of certain distributions qualifying for the deduction may result in reduction of the tax basis of the corporate shareholder's shares and may give rise to or increase its liability for federal corporate alternative minimum tax.

     Distributions in excess of a Fund's current and accumulated earnings and profits, as computed for federal income tax purposes,

will first reduce a shareholder's basis in his shares and, after the shareholder's basis is reduced to zero, will generally constitute capital gains to a shareholder who holds his shares as capital assets. Amounts that are not allowable as a deduction in computing taxable income, including expenses associated with earning tax-exempt interest income, do not reduce a Fund's current earnings and profits for these purposes. Consequently, the portion, if any, of Short Duration Tax-Free Fund's or Municipal Income Fund's distributions from gross tax-exempt interest income that exceeds its net tax-exempt interest would be taxable as ordinary income to the extent of such disallowed deductions even though such excess portion may represent an economic return of capital.

     Shareholders receiving a distribution in the form of newly issued shares will be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of cash that they would have received had they elected to receive cash and will have a cost basis in the shares received equal to such amount.

TAXABLE U.S. SHAREHOLDERS -- SALE OF SHARES

     When a shareholder's shares are sold, redeemed or otherwise disposed of in a transaction that is treated as a sale for tax purposes, the shareholder will generally recognize gain or loss equal to the difference between the shareholder's adjusted tax basis in the shares and the cash, or fair market value of any property, received. Assuming the shareholder holds the shares as a capital asset at the time of such sale, such gain or loss should be capital in character, and long-term if the shareholder has a tax holding period for the shares of more than one year, otherwise short-term, subject to the rules described below. Shareholders should consult their own tax advisers with reference to their particular circumstances to determine whether a redemption (including an exchange) or other disposition of Fund Shares is properly treated as a sale for tax purposes, as is assumed in this discussion. All or a portion of a sales charge paid in purchasing Class A shares of Adjustable Rate Fund or Global Income Fund cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent shares of that Fund or another fund are subsequently acquired without payment of a sales charge pursuant to the reinvestment or exchange privilege. Any disregarded portion of such charge will result in an increase in the shareholder's tax basis in the shares subsequently acquired. If a shareholder received a capital gain dividend with respect to shares and such shares have a tax holding period of six months or less at the time of the sale or redemption, then any loss the shareholder realizes on the sale or redemption will be treated as a long-term capital loss to the extent of such capital gain dividend. Also, any losses realized by shareholders who dispose of shares of Short Duration Tax-Free or Municipal Income Funds with a tax holding period of six months or less are disallowed to the extent of any exempt-interest dividends received with respect to such shares. Additionally, any loss realized on a sale or redemption of shares of a Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of the same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

     After the close of each calendar year, each of Short Duration Tax-Free Fund and Municipal Income Fund will inform shareholders of the federal income tax status of its dividends and distributions for such year, including the portion of such dividends that qualifies as tax-exempt and the portion, if any, that should be treated as a tax preference item for purposes of the federal alternative minimum tax. Shareholders who have not held shares of Short Duration Tax-Free Fund or Municipal Income Fund for such Fund's full taxable year may have designated as tax-exempt or as a tax preference item a percentage of distributions which is not equal to the actual amount of tax-exempt income or tax preference item income earned by Short Duration Tax-Free Fund or Municipal Income Fund during the period of their investment in Short Duration Tax-Free Fund or Municipal Income Fund, as the case may be.

     All distributions, whether received in shares or in cash, as well as redemptions and exchanges, must be reported by each shareholder who is required to file a U.S. Federal income tax return.

     Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions, and certain prohibited transactions is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

BACKUP WITHHOLDING

     Each Fund will be required to report to the Service all taxable distributions, as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt recipients, i.e., corporations and certain other investors distributions to which are exempt from the information reporting provisions of the Code. Under the backup withholding provisions of Code Section 3406 and applicable Treasury regulations, all such reportable distributions and proceeds may be subject to backup withholding of federal income tax at the rate of

31% in the case of non-exempt shareholders who fail to furnish the Funds with their correct taxpayer identification number and with certain required certifications or if the Service or a broker notifies the Funds that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income. However, any taxable distributions from Short Duration Tax-Free Fund or Municipal Income Fund will not be subject to backup withholding if the applicable Fund reasonably estimates that at least 95% of its distributions will be exempt-interest dividends. A Fund may refuse to accept an application that does not contain any required taxpayer identification number or certification that the number provided is correct. If the backup withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability. Investors should consult their tax advisers about the applicability of the backup withholding provisions.

NON-U.S. SHAREHOLDERS

     The foregoing discussion relates solely to U.S. federal income tax law as it applies to "U.S. persons" (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates) subject to tax under such law. Dividends from investment company taxable income distributed by a Fund to a shareholder who is not a U.S. person will be subject to U.S. withholding tax at the rate of 30% (or a lower rate provided by an applicable tax treaty) unless the dividends are effectively connected with a U.S. trade or business of the shareholder, in which case the dividends will be subject to tax on a net income basis at the graduated rates applicable to U.S. individuals or domestic corporations. Distributions of net capital gain, including amounts retained by a Fund which are designated as undistributed capital gains, to a shareholder who is not a U.S. person will not be subject to U.S. federal income or withholding tax unless the distributions are effectively connected with the shareholder's trade or business in the United States or, in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the United States for 183 days or more during the taxable year and certain other conditions are met. Non-U.S. shareholders may also be subject to U.S. withholding tax on deemed income resulting from any election by Global Income Fund to treat qualified foreign taxes it pays as passed through to shareholders (as described above), but they may not be able to claim a U.S. tax credit or deduction with respect to such taxes.

     Any capital gain realized by a shareholder who is not a U.S. person upon a sale or redemption of shares of a Fund will not be subject to U.S. federal income or withholding tax unless the gain is effectively connected with the shareholder's trade or business in the United States, or in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the

United States for 183 days or more during the taxable year and certain other conditions are met.

     Non-U.S. persons who fail to furnish a Fund with an IRS Form W-8 or acceptable substitute may be subject to backup withholding at the rate of 31% on capital gain dividends and the proceeds of redemptions and exchanges. Each shareholder who is not a U.S. person should consult his or her tax adviser regarding the U.S. and non-U.S. tax consequences of ownership of shares of and receipt of distributions from a Fund.

STATE AND LOCAL TAXES

     A Fund may be subject to state or local taxes in certain jurisdictions in which the Fund may be deemed to be doing business. In addition, in those states or localities which have income tax laws, the treatment of a Fund and its shareholders under such laws may differ from their treatment under federal income tax laws, and investment in a Fund may have tax consequences for shareholders different from those of a direct investment in such Fund's portfolio securities. Shareholders should consult their own tax advisers concerning these matters.


                                 PERFORMANCE INFORMATION

     Each Fund may from time to time quote or otherwise use yield and total return information in advertisements, shareholder reports or sales literature. Thirty-day yield and average annual total return values are computed pursuant to formulas specified by the SEC. Each Fund may also from time to time quote distribution rates in reports to shareholders and in sales literature.

     Thirty-day yield is derived by dividing net investment income per share earned during the period by the maximum public offering price per share on the last day of such period. Yield is then annualized by assuming that yield is realized each month for twelve months and is reinvested every six months. Net investment income per share is equal to the dividends and interest earned during the period, reduced by accrued expenses for the period. The calculation of net investment income for these purposes may differ from the net investment income determined for accounting purposes.

     Tax equivalent yield represents the yield an investor would have to earn to equal, after taxes, a Tax Exempt Fund's tax-free yield. Tax equivalent yield is calculated by dividing a Tax Exempt Fund's tax-exempt yield by one minus a stated federal and/or state tax rate.

     Distribution rate for a specified period is calculated by annualizing distributions of net investment income for such period and dividing this amount by the net asset value per share on the last day of the period.

     Average annual total return for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class (i.e., net asset value in the case of each class other than Class A) at the beginning of the period, and then calculating the annual compounded rate of return which would produce that amount, assuming a redemption (and in the case of Class B and Class C Shares payment of any contingent deferred sales charge) at the end of the period. This calculation assumes a complete redemption of the investment. It also assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period.

     Year-by-year total return and cumulative total return for a specified period are each derived by calculating the percentage rate required to make a $1,000 investment (made at the maximum public offering price per share with all distributions reinvested) at the beginning of such period equal to the actual total value of such investment at the end of such period.

     The following table presents thirty-day yield, tax equivalent yield (Short Duration Tax-Free and Municipal Income Funds only), distribution rate and average annual total return (capital plus reinvestment of all distributions) for each class of shares outstanding for the periods indicated.


     Thirty-day yield, tax equivalent yield (Short Duration Tax-Free and Municipal Income Funds only), distribution rate and average annual total return are calculated separately for each class of shares in existence of each Fund. Each class of shares of each Fund is subject to different fees and expenses and may have different returns for the same period. Any performance data for Class A, Class B or Class C Shares which is based upon a Fund's net asset value per share would be reduced if a sales charge were taken into account.

                                     YIELD

                                  Investment   SEC 30-Day   Pro-Forma
Fund                                Period        Yield     Yield/1/
--------------------------------  -----------  -----------  ---------

                                     30-Days
                                       ended
                                    10/31/96

ADJUSTABLE RATE FUND
  Institutional Shares                             6.00%        5.94%
  Administration Shares                            5.75%        5.69%
  Service Shares/2/
  Class A Shares
  - Assumes 1.5% sales charge                      5.66%        5.35%

SHORT DURATION GOVERNMENT FUND
  Institutional Shares                             6.43%        6.16%
  Administration Shares                            6.19%        5.93%
  Service Shares                                   5.96%        5.71%

SHORT DURATION TAX-FREE FUND
  Institutional Shares                             4.34%        3.71%
  Administration Shares                            4.09%        3.42%
  Service Shares                                   3.84%        3.22%

CORE FUND
  Institutional Shares                             6.60%        6.25%
  Administration Shares                            6.37%        6.03%
  Service Shares                                   6.12%        5.78%

GLOBAL INCOME FUND
  Institutional Shares                             5.20%        4.76%
  Service Shares/2/
  Class A Shares
  (Assumes 4.5% sales charge)                      4.54%        4.08%
  Class B Shares                                   4.23%        3.80%

MUNICIPAL INCOME FUND
  Class A Shares                                   4.21%        3.56%
  (assumes 4.5% sales charge)
  Class B Shares                                   3.68%        3.25%

GOVERNMENT INCOME FUND
  Class A Shares                                   6.04%        4.76%
  (assumes 4.5% sales charge)
  Class B Shares                                   5.57%        4.48%

                                  DISTRIBUTION RATE

                                                      30 Day        Pro-Forma
                                  Investment          Distribution  Distribution
Fund                              Period              Rate          Rate/1/
--------------------------------  ------------------  -----------   ------------

                                  30-Days
                                  ended
                                  10/31/96

ADJUSTABLE RATE FUND
  Institutional Shares                                    5.87%         5.81%
  Administration Shares                                   5.62%         5.56%
  Service Shares/2/
  Class A Shares
   - Assumes no sales charge                              5.62%         5.31%

SHORT DURATION GOVERNMENT FUND
  Institutional Shares                                    6.24%         5.97%
  Administration Shares                                   6.00%         5.72%
  Service Shares                                          5.78%         5.49%

SHORT DURATION TAX-FREE FUND
  Institutional Shares                                    4.19%         3.56%
  Administration Shares                                   3.94%         3.28%
  Service Shares                                          3.69%         3.06%

MUNICIPAL INCOME FUND
  Class A Shares                                          4.27%         3.59%
  -assumes no sales charge
  Class B Shares                                          3.53%         3.09%

GOVERNMENT INCOME FUND
  Class A Shares                                          6.33%         5.00%
  -assumes no sales charge
  Class B Shares                                          5.58%         4.50%

CORE FUND
  Institutional Shares                                    6.46%         6.12%
  Administration Shares                                   6.23%         5.89%
  Service Shares                                          5.98%         5.63%

GLOBAL INCOME FUND
     Institutional Fund                                   5.95%           6.18%
     Service Shares/2/
     Class A Shares
   - Assumes no sales charge                              5.44%           4.96%
   Class B Shares                                         5.02%           4.59%

                            TAX-EQUIVALENT YIELD/6/

                                                                        Pro-Forma
                                   Investment         Tax-Equivalent  Tax-Equivalent
Fund                                 Period              Rate           Yield/1/
----------------------------  ---------------------  -------------  -----------------

                              30-Days
                              ended
                              10/31/96

SHORT DURATION
 TAX-FREE FUND/3/
   Institutional Shares                                      6.94%              5.89%
     Administration Shares                                   6.52%              5.43%
     Service Shares                                          6.11%              5.07%

MUNICIPAL INCOME FUND/3/
  Class A Shares                                             7.07%              5.94%
  -assumes no sales charge
  Class B Shares                                             5.84%              5.12%
_______________________________

1 Yield, tax equivalent yield and distribution rate if the applicable Adviser had not voluntarily agreed to limit its advisory fees and to maintain expenses at a specified level.
2    There were no Service Shares outstanding during the periods indicated.
3 The tax-equivalent rate of Short Duration Tax-Free Fund and Municipal Income Fund is computed based on the 39.6% federal income tax rate.

     The above tables should not be considered a representation of future performance.

                           VALUE OF $1,000 INVESTMENT
                                 (TOTAL RETURN)



                                                                               Average Annual
                                  -------------------------------------------------------------------
                                                                           With Fee      Without Fee
                                                                           Reductions      Reductions
                                                                             and/or          and/or
                                     Investment                               Expense        Expense
Fund                                    Date        Investment Period       Limitations   Limitations
--------------------------------  ----------------  ---------------       ---------------  ------------

ADJUSTABLE RATE FUND

  Institutional Shares            7/17/91/1a/       ended 10/31/96          5.32%         5.19%

                                  11/1/95           one year ended
                                                    10/31/96                6.86%         6.80%

                                  11/1/91           five years ended
                                                    10/31/96                5.13%         5.05%

  Administration Shares           4/15/93/1b/       ended 10/31/96          4.69%         4.64%

                                  11/1/95           one year ended
                                                    10/31/96                6.60%         6.53%

  Service Shares/1c/                                                        N/A           N/A

  Class A Shares                  5/12/95/1d/       ended 10/31/96

 Assumes 1.5% Sales Charge                                                  5.29%         4.96%
 Assumes No Sales Charge                                                    6.40%         6.07%
                                  11/1/95           one year ended
 Assumes 1.5% Sales Charge                          10/31/96                4.99%         4.66%
 Assumes No Sales Charge                                                    6.60%         6.27%

SHORT DURATION GOVERNMENT FUND

 Institutional Shares             8/15/88/2a/       ended 10/31/96          7.24%         6.84%

                                  11/1/95           one year ended
                                                    10/31/96                6.75%         6.47%

                                  11/1/91           five years
                                                    ended 10/31/96          5.67%         5.44%

Administration Shares             2/28/96/2b/       ended 10/31/96          4.00%         3.82%

Service Shares                    4/10/96/2b/       ended 10/31/96          4.35%         4.20%

                           VALUE OF $1,000 INVESTMENT
                                 (TOTAL RETURN)


                                                                            Average Annual
                                -----------------------------------------------------------
                                                                 With Fee      Without Fee
                                                                Reductions      Reductions
                                                                   and/or          and/or
                                  Investment      Investment       Expense        Expense
Fund                                 Date           Period       Limitations   Limitations
------------------------------  --------------  ---------------  ------------  ------------

SHORT DURATION TAX-FREE FUND

  Institutional Shares          10/1/92/3a/     ended 10/31/96          4.21%         3.71%

                                11/1/95         one year ended
                                                10/31/96                4.50%         3.92%

  Administration Shares         5/20/93/3b/     ended 10/31/96          3.51%         3.15%

                                11/1/95         one year ended
                                                10/31/96                4.24%         3.66%

  Service Shares                9/20/94/3c/     ended 10/31/96          4.36%         3.92%

                                11/1/95         one year ended
                                                10/31/96                3.98%         3.40%

CORE FUND

  Institutional Shares          1/15/94/4a/     10/31/96                6.34%         5.70%

                                11/1/95         one year ended
                                                10/31/96                5.98%         5.58%

  Administration Shares         2/28/96/4b/     ended
                                                10/31/96                3.56%         3.29%

  Service Shares                3/13/96/4b/     ended
                                                10/31/96                4.90%         4.69%

                           VALUE OF $1,000 INVESTMENT
                                 (TOTAL RETURN)


                                                                             Average Annual
                                                                     -----------------------------
                                                                        With Fee      Without Fee
                                                                       Reductions      Reductions
                                                                         and/or          and/or
                                  Investment        Investment           Expense        Expense
Fund                                 Date             Period           Limitations    Limitations
------------------------------  --------------  -------------------  ---------------  ------------

GLOBAL INCOME FUND/5C/

  Class A Shares                 8/2/91/5a/        ended 10/31/96

   Assumes 4.5% Sales Charge                                            7.08%            6.76%
   Assumes No Sales Charge                                              8.02%            7.71%

   Assumes 4.5% Sales Charge    11/1/95            one year             6.08%            5.57%
   Assumes No Sales Charge                         ended 10/31/96       11.05%           10.53%

   Assumes 4.5% Sales Charge    11/1/91            five years           7.02%            6.73%
   Assumes No Sales Charge                         ended 10/31/96       8.01%            7.69%

  Class B Shares/5b/            5/1/96             ended 10/31/96/5d/   6.24%            6.01%

  Institutional Shares          8/1/95/5e/         ended 10/31/96       12.95%           12.45%

                                11/1/95            one year
                                                   ended 10/31/96       11.55%           11.05%
  Service Shares/5f/

MUNICIPAL INCOME FUND

  Class A Shares                7/20/93/6a/        ended 10/31/96
   Assumes 4.5% Sales Charge                                            3.80%            2.78%
   Assumes No Sales Charge                                              5.27%            4.23%


                                11/1/95            ended 10/31/96

   Assumes 4.5% Sales Charge                                            1.35%            0.65%
   Assumes No Sales Charge                                              6.13%            5.40%

  Class B Shares/6b/            5/1/96             ended 10/31/96       4.40%            4.07%

                           VALUE OF $1,000 INVESTMENT
                                 (TOTAL RETURN)

                                                                         Average Annual
                               --------------------------------------------------------
                                                              With Fee      Without Fee
                                                             Reductions      Reductions
                                                               and/or          and/or
                               Investment     Investment       Expense       Expense
Fund                              Date          Period       Limitations   Limitations
-----------------------------  -----------  ---------------  ------------  ------------

GOVERNMENT INCOME FUND

Class A Shares                 2/10/93/7a/  ended 10/31/96
 Assumes 4.5% Sales Charge                                          5.41%         2.92%
 Assumes No Sales Charge                                            6.72%         4.21%

                               11/1/95      ended 10/31/96
 Assumes 4.5% Sales Charge                                          1.06%        -0.33%
 Assumes No Sales Charge                                            5.80%         4.35%

Class B Shares/7b/             5/1/96       ended 10/31/96          4.85%         4.17%
----------------

1a Institutional Shares of Adjustable Rate Fund commenced operations on July 17, 1991.
1b Administration Shares of Adjustable Rate Fund commended operations on April 15, 1993.
1c No Service Shares of Adjustable Rate Fund were outstanding during the periods indicated.
1d        Class A shares of Adjustable Rate Fund commenced operations on May 12,
          1995.
2a Institutional Shares of Short Duration Government Fund commenced operations on August 15, 1988.
2b Administration Shares of Short Duration Government Fund commenced operations on February 28, 1996. Service Shares of Short Duration Government Fund commenced operations on April 10, 1996. An aggregate total return (not annualized) is shown instead of an average annual total return since Administration and Service Shares have not completed a full 12 months of operation as of October 31, 1996.
3a Institutional Shares of Short Duration Tax-Free Fund commenced operations on October 1, 1992.
3b Administration Shares of Short Duration Tax-Free Fund commenced operations on May 20, 1993.
3c Service Shares of Short Duration Tax-Free Fund commenced operations on September 20, 1994.
4a        Institutional Shares of Core Fund commenced operations on January 5,
          1994.
4b Administration Shares of Core Fund commenced operations on February 28, 1996. Service Shares of Core Fund commenced operations on March 13, 1996. An aggregate total return (not annualized) is shown instead of an average annual total return since Administration and Service Shares have not completed a full 12 months of operation as of October 31, 1996.
5a        Class A Shares of Global Income Fund commenced operations on August 2,
          1991.
5b        Class B Shares of Global Income Fund commenced operations on May 1,
          1996.
5c On November 27, 1992, the maximum sales charge was changed from 3% to 4.5% of the offering price. All performance figures in this table incorporate the sales charge currently in effect.
5d An aggregate total return (not annualized) is shown instead of an average annual total return since Class B Shares have not completed a full 12 months of operation as of October 31, 1996.
5e Institutional Shares of Global Income Fund commenced operations on August 1, 1995.
5f No Service Shares of Global Income Fund were outstanding during the periods indicated.
6a        Class A shares of Municipal Income Fund commenced operations on July
          20, 1993.
6b Class B Shares of Municipal Income Fund commenced operations on May 1, 1996. An aggregate total return (not annualized) is shown instead of an average annual total return since Class B Shares have not completed a full 12 months of operation as of October 31, 1996.

7a Class A Shares of Government Income Fund commenced operations on February 10, 1993.
7b Class B Shares of Government Income Fund commenced operations on May 1, 1996. An aggregate total return (not annualized) is shown instead of an average annual total return since Class B Shares have not completed a full 12 months of operation as of October 31, 1996.

          The above table should not be considered a representation of future performance.

          Occasionally statistics may be used to specify a Fund's volatility or risk. Measures of volatility or risk are generally used to compare a Fund's net asset value or performance relative to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market. A beta of more than 1.00 indicates volatility greater than the market, and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average, over a specified period of time. The premise is that greater volatility connotes greater risk undertaken in achieving performance.

          Each Fund may from time to time advertise comparative performance as measured by various independent sources, including, but not limited to, Lipper
                                                                        ------
Analytical Services, Inc., Donaghues Money Fund Report,  Barron's, The Wall
-------------------------  ---------------------------   --------  --------
Street Journal, Weisenberger Investment Companies Service, Business Week,
--------------  -----------------------------------------  -------------
Changing Times, Financial World, Forbes, Fortune, Morningstar Mutual Funds The
--------------  ---------------  ------  -------  ------------------------ ---
New York Times, Personal Investor, Sylvia Porter's Personal Finance and Money.
--------------  -----------------  --------------------------------     -----

          In addition, Adjustable Rate, Government Income and Short Duration Government Funds may from time to time advertise their performance relative to certain indices and benchmark investments, including: (a) the Shearson Lehman Government/Corporate (Total) Index, (b) Shearson Lehman Government Index, (c) Merrill Lynch 1-3 Year Treasury Index, (d) Merrill Lynch 2-Year Treasury Curve Index, (e) the Salomon Brothers Treasury Yield Curve Rate of Return Index, (f) the Payden & Rygel 2-Year Treasury Note Index, (g) 1 through 3 year U.S. Treasury Notes, (h) constant maturity U.S. Treasury yield indices, (i) the Consumer Price Index, (j) the London Interbank Offered Rate, (k) other taxable investments such as certificates of deposit, money market deposit accounts, checking accounts, savings accounts, money market mutual funds, repurchase agreements, commercial paper and (l) historical data concerning the performance of adjustable and fixed-rate mortgage loans.

          Short Duration Tax-Free and Municipal Income Funds may from time to time advertise their performance relative to certain indices, any components of such indices and benchmark investments, including but not limited to: (a) the Lipper Analytical Services, Inc. Mutual Fund Performance Analysis, Fixed Income Analysis and Mutual Fund Indices (which measure total return and average current yield for the mutual fund industry and rank mutual fund performance); (b) the Lehman Brothers Municipal Bond Indices; (c) the Merrill Lynch Municipal Bond Institutional Total Rate of Return Indices; (d) Bond Buyer Indices; (e) IBC/Donoghue's Money Fund Averages/Institutional Only Tax Free; and constant maturity U.S. Treasury yield indices.

          Core, Global Income and High Yield Funds may each from time to time advertise its performance relative to certain indices and benchmark investments, including: (a) the Lipper Analytical Services, Inc. Mutual Fund Performance Analysis, Fixed Income

Analysis and Mutual Fund Indices (which measure total return and average current yield for the mutual fund industry and rank mutual fund performance); (b) the CDA Mutual Fund Report published by CDA Investment Technologies, Inc. (which analyzes price, risk and various measures of return for the mutual fund industry); (c) the Consumer Price Index published by the U.S. Bureau of Labor Statistics (which measures changes in the price of goods and services); (d) Stocks, Bonds, Bills and Inflation published by Ibbotson Associates (which provides historical performance figures for stocks, government securities and inflation); (e) the Salomon Brothers' World Bond Index (which measures the total return in U.S. dollar terms of government bonds, Eurobonds and foreign bonds of ten countries, with all such bonds having a minimum maturity of five years); (f) the Lehman Brothers Aggregate Bond Index or its component indices; (g) the Standard & Poor's Bond Indices (which measure yield and price of corporate, municipal and U.S. government bonds); (h) the J.P. Morgan Global Government Bond Index; (i) other taxable investments including certificates of deposit (CDs), money market deposit accounts (MMDAs), checking accounts, savings accounts, money market mutual funds and repurchase agreements; (j) historical investment data supplied by the research departments of Goldman Sachs, Lehman Brothers Inc., First Boston Corporation, Morgan Stanley & Co. Incorporated, Salomon Brothers, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Donaldson Lufkin and Jenrette Securities Corporation; and (k) Donoghue's Money Fund Report (which provides industry averages for 7-day annualized and compounded yields of taxable, tax-free and U.S. government money funds).

          The composition of the investments in the above-referenced indices and the characteristics of a Fund's benchmark investments are not identical to, and in some cases may be very different from, those of a Fund's portfolio. These indices and averages are generally unmanaged and the items included in the calculations of such indices and averages may not be identical to the formulas used by the a Fund to calculate its performance figures.

          From time to time advertisements or communications to shareholders may summarize the substance of information contained in shareholder reports (including the investment composition of a Fund), as well as the views of Goldman Sachs as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and regulated matters believed to be of relevance to a Fund.

The Trust may from time to time use comparisons, graphs or charts in advertisements to depict the following types of information:

 .    The performance of various types of securities (taxable money market funds,
     U.S. Treasury securities, adjustable rate mortgage securities, government securities, municipal bonds) over time. However, the characteristics of these securities are not identical to, and may be very different from, those of a Fund's portfolio;

 .    Volatility of total return of various market indices (i.e. Lehman
     Government Bond Index, S&P 500, IBC/Donoghue's Money Fund Average/ All Taxable Index) over varying periods of time.

 .    Credit Ratings of domestic government bonds in various countries

 .    Price volatility comparisons of types of securities over different periods of time.

 .    Price and yield comparisons of a particular security over different periods of time.

     In addition, the Trust may from time to time include rankings of Goldman, Sachs & Co.'s research department by publications such as the Institutional Investor and the Wall Street Journal in advertisements.

     In addition, from time to time, advertisements or information may include a discussion of asset allocation models developed by GSAM and/or its affiliates, certain attributes or benefits to be derived from asset allocation strategies and the Goldman Sachs mutual funds that may be offered as investment options for the strategic asset allocations. Such advertisements and information may also include GSAM's current economic outlook and domestic and international market views to suggest periodic tactical modifications to current asset allocation strategies. Such advertisements and information may include other material which highlight or summarize the services provided in support of an asset allocation program.

     In addition, advertisements or shareholder communications may include a discussion of certain attributes or benefits to be derived by an investment in a Fund. Such advertisements or information may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein.

     Performance data is based on historical results and is not intended to indicate future performance. Total return, thirty-day yield, tax equivalent yield and distribution rate will vary based on changes in market conditions, portfolio expenses, portfolio investments and other factors. The value of a Fund's shares will fluctuate and an investor's shares may be worth more or less than their original cost upon redemption. The Trust may also, at its discretion, from time to time make a list of a Fund's holdings available to investors upon request.


                               OTHER INFORMATION

     A Fund will redeem shares solely in cash up to the lesser of $250,000 or 1% of its net asset value of each Fund during any 90-day period for any one shareholder. Each Fund, however, reserves the right to pay redemptions exceeding $250,000 or 1% of the net asset value of each respective Fund at the time of redemption by a distribution in kind of securities (instead of cash) from such Fund. The securities distributed in kind would be readily marketable and would be valued for this purpose using the same method employed in calculating each Fund's net asset value per share. See "Net Asset Value." If a shareholder receives redemption proceeds in kind, the shareholder should expect to incur transaction costs upon the disposition of the securities received in the redemption.

     The right of a shareholder to redeem shares and the date of payment by a Fund may be suspended for more than seven days for any period during which the New York Stock Exchange is closed, other than the customary weekends or holidays, or when trading on such Exchange is restricted as determined by the SEC; or during any emergency, as determined by the SEC, as a result of which it is not reasonably practicable for a Fund to dispose of securities owned by it or fairly to determine the value of its net assets; or for such other period as the SEC may by order permit for the protection of shareholders of a Fund.

     The Prospectuses and this Additional Statement do not contain all the information included in the Registration Statement filed with the SEC under the 1933 Act with respect to the securities offered by the Prospectuses. Certain portions of the Registration Statement have been omitted from the Prospectuses and this Additional Statement pursuant to the rules and regulations of the SEC. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

     Statements contained in the Prospectuses or in this Additional Statement as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectuses and this Additional Statement form a part, each such statement being qualified in all respects by such reference.

                                 FINANCIAL STATEMENTS

     The audited financial statements and related report of Arthur Andersen LLP, independent public accounts, for each Fund contained in each Fund's 1996 Annual Report are hereby incorporated by reference and attached hereto. A copy of the annual reports may be obtained without charge by writing Goldman, Sachs & Co., 4900 Sears Tower, Chicago, Illinois 60606 or by calling Goldman, Sachs & Co., at the telephone number on the back cover of each Fund's Prospectus. Unaudited financial statements for each Fund for the six months ended April 30, 1997 are also attached hereto.

                                 SERVICE PLAN

         Each Fund has adopted a service plan (the "Plan") with respect to its Service Shares which authorizes it to compensate Service Organizations for providing certain administration services and personal and account maintenance services to their customers who are or may become beneficial owners of such Shares. Pursuant to the Plan, a Fund will enter into agreements with Service Organizations which purchase Service Shares of the Fund on behalf of their customers ("Service Agreements"). Under such Service Agreements the Service Organizations may perform some or all of the following services: (a) act, directly or through an agent, as the sole shareholder of record and nominee for all customers, (b) maintain account records for each customer who beneficially owns Service Shares of a Fund, (c) answer questions and handle correspondence from customers regarding their accounts, (d) process customer orders to purchase, redeem and exchange Service Shares of a Fund, and handle the transmission of funds representing the customers' purchase price or redemption proceeds, (e) issue confirmations for transactions in shares by customers, (f) provide facilities to answer questions from prospective and existing investors about Service Shares of a Fund, (g) receive and answer investor correspondence, including requests for prospectuses and statements of additional information,
(h) display and make prospectuses available on the Service Organization's premises, (i) assist customers in completing application forms, selecting dividend and other account options and opening custody accounts with the Service Organization and (j) act as liaison between customers and a Fund, including obtaining information from a Fund, working with a Fund to correct errors and resolve problems and providing statistical and other information to a Fund. As compensation for such services, a Fund will pay each Service Organization a service fee in an amount up to 0.50% (on an annualized basis) of the average daily net assets of the Service Shares of such Fund attributable to or held in the name of such Service Organization; provided, however, that the fee paid for personal and account maintenance services shall not exceed 0.25% such average daily net assets. For the fiscal years ended October 31, 1996, October 31, 1995 and October 31, 1994, service fees were paid by the Funds as follows:

Fund                                  1996           1995           1994
--------------------------------  -------------  -------------  -------------

Adjustable Rate Fund                      /(1)/          /(1)/          /(1)/
Short Duration Government Fund           $1,222          /(2)/          /(2)/
Short Duration Tax-Free Fund             $2,322         $1,797          $ 325
Government Income Fund                    /(3)/          /(3)/          /(3)/
Municipal Income Fund                     /(4)/          /(4)/          /(4)/
Core Fund                                $  422          /(3)/          /(3)/
Global Income Fund                        /(4)/          /(4)/          /(4)/

/(1)/ No Service Shares of Adjustable Rate Fund were outstanding at October 31,
     1996, 1995 and 1994.
/(2)/ No Service Shares of Short Duration Government Fund were outstanding at
     October 31, 1995 and 1994.

/(3)/ No Service Shares of Government Income Fund were outstanding at October
     31, 1996, 1995 and 1994.
/(4)/ No Service Shares of Municipal Income Fund were outstanding at October 31,
     1996, 1995 and 1994.
/(5)/ No Service Shares of Core Fund were outstanding at October 31, 1995 and
     1994.
/(6)/ No Service Shares of Global Income Fund were outstanding at October 31,
     1996, 1995 and 1994.

     Each Fund has adopted its Plan pursuant to Rule 12b-1 under the 1940 Act in order to avoid any possibility that payments to the Service Organizations pursuant to the Service Agreements might violate the 1940 Act. Rule 12b-1, which was adopted by the SEC under the Act, regulates the circumstances under which an investment company or series thereof may bear expenses associated with the distribution of its shares. In particular, such an investment company or series thereof cannot engage directly or indirectly in financing any activity which is primarily intended to result in the sale of shares issued by the company unless it has adopted a plan pursuant to, and complies with the other requirements of, such Rule. The Trust believes that fees paid for the services provided in the Plan and described above are not expenses incurred primarily for effecting the distribution of Service Shares. However, should such payments be deemed by a court or the SEC to be distribution expenses, such payments would be duly authorized by the Plan.

     The Glass-Steagall Act prohibits all entities which receive deposits from engaging to any extent in the business of issuing, underwriting, selling or distribution securities, although institutions such as national banks are permitted to purchase and sell securities upon the order and for the account of their customers. In addition, under some state securities laws, banks and other financial institutions purchasing Service Shares on behalf of their customers may be required to register as dealers. Should future legislative or administrative action or judicial or administrative decisions or interpretations prohibit or restrict the activities of one or more of the Service Organizations in connection with the Funds, such Service Organizations might be required to alter materially or discontinue the services performed under their Service Agreements. If one or more of the Service Organizations were restricted from effecting purchases or sales of Service Shares automatically pursuant to pre-authorized instructions, for example, effecting such transactions on a manual basis might affect the size and/or growth of a Fund. Any such alteration or discontinuance of services could require the Board of Trustees to consider changing a Fund's method of operations or providing alternative means of offering Service Shares of a Fund to customers of such Service Organizations, in which case the operation of such Fund, its size and/or its growth might be significantly altered. It is not anticipated, however, that any alternation of a Fund's operations would have any effect on the net asset value per share or result in financial losses to any shareholder.

     Conflict of interest restrictions (including the Employee Retirement Income Security Act of 1974) may apply to a Service Organization's receipt of compensation paid by a Fund in connection with the investment of fiduciary assets in Service Shares of such Fund. Service Organizations, including banks regulated by the Comptroller of the Currency, the Federal Reserve Board or the Federal Deposit Insurance Corporation, and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities regulators, are urged to consult legal advisers before investing fiduciary assets in Service Shares of the Funds.

     The Plans with respect to Adjustable Rate Fund, Short Duration Government Fund, Short Duration Tax-Free Fund and Core Fund were approved by The Goldman Sachs Group, L.P., as the sole shareholder of Service Shares of each Fund. The Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plans or the related Service Agreements, most recently voted to approve each Fund's Plan and Service Agreements at a meeting called for the purpose of voting on such Plans and Service Agreements on April 23, 1997, including Global and High Yield Funds. Each Plan and Service Agreement will remain in effect until April 30, 1998 and will continue in effect thereafter only if such continuance is specifically approved annually by a vote of the Board of Trustees in the manner described above. No Plan may be amended to increase materially the amount to be spent for the services described therein without approval of the Service Shareholders of the applicable Fund, and all material amendments of each Plan must also be approved by the Board of Trustees in the manner described above. Each Plan may be terminated at any time by a majority of the Board of Trustees as described above or by vote of a majority of the outstanding Service Shares of the applicable Fund. The Service Agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the Board of Trustees as described above or by a vote of a majority of the outstanding Service Shares of the applicable Fund on not more than sixty (60) days' written notice to any other party to the Service Agreements. The Service Agreements will terminate automatically if assigned. So long as the Plans are in effect, the selection and nomination of those Trustees who are not interested persons will be committed to the discretion of the Trust's Nominating Committee, which consists of all of the non-interested members of the Board of Trustees. The Board of Trustees has determined that, in its judgment, there is a reasonable likelihood that a Fund's Plan will benefit such Fund and its holders of Service Shares. In the Board of Trustees' quarterly review of the Plans and Service Agreements, the Board will consider their continued appropriateness and the level of compensation provided therein.

--------------------------------------------------------------------------------
Letter to Shareholders


--------------------------------------------------------------------------------
Dear Shareholders:

        We welcome the opportunity to review the performance and the investment activity of the Goldman Sachs Fixed Income Funds for the 12-month period ended October 31, 1996. To help put the portfolios' performance in perspective, we will also provide a brief overview of the U.S. economy and the bond market during the period.

        We are pleased to report that the Goldman Sachs Fixed Income Funds fared well relative to their peers during the period.

The Bond Market Sold Off Amid Rising Rates, Then Stabilized

        The U.S. fixed income market began the 12-month period under review with a robust rally, fueled by weak economic data and low inflation. However, in February 1996, the bond market began to come under pressure when stronger than expected economic and job growth as well as surging commodity prices aroused fears of higher inflation on the horizon. Bond market conditions significantly worsened during March and April, when a sharp rise in interest rates triggered a sell-off and increased volatility. By early May, long-term bond yields had climbed above the psychologically important 7.0% level for the first time in nearly a year. At the end of May, interest rates began to stabilize and Treasury prices remained in a narrow trading range throughout the summer and fall. During September and October, however, interest rates retreated and the bond market strengthened. The rebound was primarily due to evidence of a slowing U.S. economy and strong demand for Treasury bonds from the central banks of China, Japan and Germany, which accelerated their purchases dramatically toward the end of the period. By the end of October, prices of 30-year Treasuries broke out of the trading range that had persisted for over six months.

---------------------------------------------------------------------------------------------------------
Table of Contents
Market Overview                                 1       GS Core Fixed Income Fund                    22
GS Adjustable Rate Government Fund              3       Financial Statements                         30
GS Short Duration Government Fund               9       Notes to Financial Statements                34
GS Short Duration Tax-Free Fund                15       Financial Highlights                         42
---------------------------------------------------------------------------------------------------------

After a Weak Start, Economic Growth Rebounded, Then Moderated

        In late 1995, the economy was anemic, with weak consumer and capital spending contributing to a fourth-quarter real Gross Domestic Product (GDP) growth of only 0.3% (annualized). During the first quarter of 1996, harsh winter weather and the General Motors strike continued to restrain economic growth. Despite these adverse conditions, the economy advanced faster than expected, with first-quarter real GDP growth reported at 2.0% (annualized). Momentum accelerated more dramatically during the second quarter, as industrial activity, automobile sales and home sales all showed significant improvement. As a result, second-quarter GDP rose a robust 4.7% (annualized), its highest rate in two years.

        The economy's torrid growth cooled markedly during the third quarter, with annualized real GDP at a revised 2.0%, largely due to lackluster consumer spending and a widening U.S. trade deficit. In October some evidence of a slowdown continued, with housing starts falling to their lowest level in a year and U.S. capacity utilization also down. However, consumer confidence remained high against a backdrop of low unemployment and higher household income. These indicators led some economists to interpret October's retail sales numbers (up a scant 0.2%) as a "breather" they expected to be followed by stronger holiday shopping, while others were concerned about a more prolonged period of restrained spending. Despite investors' earlier fears of increased inflationary pressures and the fact that in October the producer and consumer price indexes were up 0.4% and 0.3%, respectively, inflation remained subdued throughout the period.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Letter to Shareholders (continued)


--------------------------------------------------------------------------------
The Fed Remained Neutral After Easing in December and January

      In response to generally poor year-end 1995 economic conditions, the U.S. Federal Reserve cut the Federal funds rate by 25 basis points in December 1995 and an additional 25 basis points in January 1996. The Fed then remained neutral from February through the end of the period, leaving the Federal funds rate at 5.25% as of October 31, 1996.

      During the period under review, the yield curve shifted upward everywhere but at the shortest end, where it steepened. The yield on six-month Treasury bills fell from 5.55% on October 31, 1995 to approximately 5.26% on October 31, 1996. For the same time period, the yield on the 30-year U.S. Treasury bond rose from 6.33% a year ago to 6.64%. For the 12-month period ended October 31, 1996, the total returns of one-year and 30-year Tresuries were 5.84% and 0.72%, respectively.

Historical Treasury Yield Curve

                             [GRAPH APPEARS HERE]


The yield curve steepened on the short end and shifted upward on the longer end.

Outlook: Moderate Economic Growth for the Near Term

      The recent economic weakness and the tame third-quarter labor cost report increase the likelihood that the Fed will defer any changes in monetary policy until 1997. Although a more extended slowdown is possible, as of this writing, Goldman Sachs' economists believe a resumption of growth is likely if consumer spending rebounds by year-end and the trade deficit does not significiantly widen. On the fiscal front, the bond market environment should benefit from the recent election results with President Clinton balanced by a Republican-controlled Congress, which points toward continued budgetary restraint.

      We appreciate your confidence in the Goldman Sachs Fixed Income Funds and we look forward to continuing to serve your investment needs in the future.


Sincerely,


/s/ David B. Ford
David B. Ford
Co-Head,
Goldman Sachs Asset Management


/s/ John P. McNulty
John P. McNulty
Co-Head,
Goldman Sachs Asset Management


/s/ Sharmin Mossavar-Rahmani
Sharmin Mossavar-Rahmani
Chief Investment Officer - Fixed Income Investments
Goldman Sachs Asset Management

November 29, 1996

--------------------------------------------------------------------------------

Letter to Shareholders
--------------------------------------------------------------------------------
GS Adjustable Rate Government Agency Fund




--------------------------------------------------------------------------------
Investment Objective

     The GS Adjustable Rate Government Fund seeks a high level of current income consistent with low volatility of principal. The portfolio ordinarily invests substantially all of its assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, with primary emphasis on adjustable rate mortgage securities (ARMs). Under normal interest rate conditions, the fund's duration is expected to be in a range approximately equal to that of a six-month to one-year U.S. Treasury security.

The ARM Market Began Weak but Improved as Prepayments Slowed and Demand
Increased

     The key factors affecting ARM performance during the 12 months under review were the changing direction of interest rates and, consequently, the pace of mortgage prepayments. From November 1995 through early February 1996, declining interest rates spurred homeowners to switch from ARMs to fixed rate mortgages to lock in attractive rates. The high level of refinancing activity depressed the ARM market and caused yield spreads between ARMs and Treasuries to widen until the end of January 1996, when long-term interest rates began to rise. Throughout the spring, the ARM market strengthened as interest rates climbed sharply. Spreads between ARMs and Treasuries continued to tighten even after rates stabilized from the end of May through August, partly due to strong demand from "crossover" investors from other short-duration fixed income sectors. Although interest rates declined in September and October, mortgage prepayment fears remained subdued as rates were still relatively high compared with their levels a year earlier. Investor demand for seasoned one-year Constant Maturity Treasury
(CMT) ARMs, which our fund stresses, remained especially strong due to their relative prepayment stability in a falling rate environment.

Performance Review

     During the period under review, the fund's Institutional, Administration and Class A shares all significantly outperformed both the six-month U.S. Treasury bill and the one-year U.S. Treasury bill. (As of October 31, the fund's duration was 0.7 years, in between that of the six-month and the one-year U.S. Treasury bill.) The fund's positive performance can be attributed to the incremental yield its ARM holdings delivered over similar-duration Treasuries and tightening spreads between ARMs and Treasuries.

------------------------------------------------------------------------
Performance Summary:  October 31, 1995 - October 31, 1996
------------------------------------------------------------------------

                                                       Six-
                                                      Month    One-Year
                        Institu-   Adminis-   Class  Treasury  Treasury
                         tional    tration      A      Bill      Bill
                         ------    -------      -      ----      ----
Total Return (based       6.86%      6.60%    6.60%    5.48%     5.82%
  on net asset value)
------------------------------------------------------------------------
  Return From             6.25%      5.99%    5.99%      NA        NA
    Monthly
    Distributions
------------------------------------------------------------------------
  Return From Price       0.61%      0.61%    0.61%      NA        NA
    Appreciation
------------------------------------------------------------------------
NAV (10/31/96)            $9.83      $9.83    $9.83      NA        NA
------------------------------------------------------------------------
NAV Change               +$0.06     +$0.06   +$0.06      NA        NA
------------------------------------------------------------------------

     We are also pleased to note that the fund outperformed most of its peers. For the 12 months ended October 31, 1996, the fund's Institutional shares ranked fourth out of 53 adjustable rate mortgage funds based on total return, as tracked by Lipper Analytical Services, Inc. (Lipper does not rank the fund's Administration and Class A shares. Please note that Lipper rankings do not take sales charges into account and that past performance is not a guarantee of future results.) As of October 31, 1996, the

--------------------------------------------------------------------------------

Letter to Shareholders
--------------------------------------------------------------------------------
GS Adjustable Rate Government Agency Fund (continued)

--------------------------------------------------------------------------------
fund's Institutional shares were ranked "four stars" by Morningstar, Inc., an independent rating agency.\1\

                 Portfolio Composition as of October 31, 1996*

                           [PIE CHART APPEARS HERE]

                   Repos/Cash Equivalents              3.4%
                   CMOs                                3.5%
                   SBA Floaters                        7.8%
                   ARMs                               85.3%

* The percentages shown are of total portfolio investments that have settled and include an offset to cash equivalents relating to unsettled trades. These percentages may differ from those in the accompanying Statement of Investments, which reflect portfolio holdings as a percentage of net assets.

---------------------------------------------

/1/ Source (C) 1996 Morningstar, Inc. All rights reserved. Morningstar proprietary ratings reflect historical risk-adjusted performance as of 10/31/96. The ratings are subject to change every month. Past performance is no guarantee of future results. Morningstar ratings are calculated from a fund's three-, five- and ten-year average annual returns (where applicable) in excess of 90-day Treasury bill returns with appropriate fee and sales charge adjustments and a risk factor that reflects fund performance below 90-day Treasury bill returns. The one-year rating is calculated using the same methodology, but is not a component of the overall rating. The fund's Institutional shares received five and four stars for the three- and five-year periods, respectively. The Institutional shares were rated among 1,054 and 572 fixed income funds for the three- and five-year periods, respectively. For the one-year period, the Institutional shares were rated among 1,654 fixed income funds. 22.5% of the funds receive the four-star rating. The Morningstar rating applies only to the fund's Institutional shares; the fund's Class A and Administration shares have not been rated. Class A and Administration shares are subject to additional fees that may have the effect of lowering performance and may affect and future Morningstar rating. Morningstar rates funds against their peers in the same category. In all, there are five Morningstar categories (domestic equity, international equity, fixed income, municipal and hybrid). Morningstar ratings range from five stars (highest) to one star (lowest). Funds with five-star ratings are in the top 10% of their category, four-star ratings in the next 22.5%, three stars the next 35%, two stars the next 22.5% and one star the lowest 10% of their categories.

Portfolio Composition and Investment Strategies

    During the period under review, the portfolio's sector allocation shifted slightly, with reductions in collateralized mortgage obligations (CMOs) and Small Business Administration (SBA) loans in favor of ARMs.

 . ARMs. As of October 31, 1996, ARMs accounted for 85.3% of the portfolio, up from 80.2% a year ago. We emphasized seasoned, one-year CMT issues that offered relative prepayment and duration stability as well as incremental yield over Treasuries. The position significantly contributed to the fund's performance during the period.

 . SBA Floaters. The portfolio held a 7.8% allocation in securities backed by Small Business Administration loans, which traded at attractive spreads relative to Treasuries. We trimmed the portfolio's holdings in the sector slightly from 8.9% a year ago to take profits after the position performed well.

 . CMOs. CMOs accounted for 3.5% of the portfolio as of October 31, approximately half their weighting a year ago (7.7%). This position provided relatively stable cash flows and a greater number of opportunities to take advantage of potential mispricing than comparable fixed income sectors. During December 1995 and January 1996, the sector became expensive versus similar-duration Treasuries, and we subsequently sold part of the fund's holdings at a profit. The fund's CMO position included 1.4% in floaters, which added incremental yield, and 0.4% in sequential-pay CMOs. In addition, the fund held CMO super floaters, discussed below.

 . Prudent Use of Derivatives. We used higher risk derivatives very sparingly to enhance the fund's performance without taking on additional undue risk. As of October 31, 1996, the fund held a 1.5% position in super floaters, which contributed to its performance during the year. (Super floaters are floating rate securities whose coupons reset higher and more quickly than regular
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
GS Adjustable Rate Government Agency Fund (continued)


--------------------------------------------------------------------------------
ARMs in a rising interest rate environment.) The portfolio also included minor positions in interest-only (IO) and inverse IO securities.

 . Duration. As of October 31, the duration of the fund was 0.7 years, unchanged from a year earlier. Rather than attempting to make interest rate predictions, we seek to provide excess returns over a similar-duration U.S. Treasury security through sector weightings and security selection. During the period, we used financial futures as a tool to help manage the portfolio's duration.

 . Credit Quality. The fund invests exclusively in securities issued by the U.S. government and its agencies or instrumentalities, which are considered to be of the highest credit quality.

ARM Outlook: Seasoned ARMs Are Expected to Perform Well Relative to Other
Sectors

   Our outlook for the ARM sector is moderately constructive. Although spreads have tightened over the course of the year, we expect them to remain stable for the near term due to strong investor demand and limited supply. In addition, we believe that our core holding of seasoned ARMs should fare well relative to less seasoned issues if rates continue to decline and prepayments increase.

Distribution Policy

   During the 12-month period ended October 31, 1996, the fund's Institutional, Administration and Class A shares distributed $0.59, $0.57 and $0.57 per share, respectively.

   The fund distributes substantially all of its investment company taxable income. The dividend is set at the start of each month, based on the income the fund is expected to generate. However, because the fund invests primarily in mortgage securities that are subject to prepayments, we cannot precisely predict the amount of principal and interest that a portfolio will receive. Therefore, at times a portfolio may distribute amounts above or below current income levels. To date, however, our dividend policy has not affected the management of the fund nor significantly affected its net asset value (NAV) per share.

   In conclusion, we appreciate your investment in the GS Adjustable Rate Government Fund and will continue to seek attractive fixed income investments in the months ahead.

Sincerely,

/s/ Jonathan A. Beinner
    Jonathan A. Beinner

/s/ Peter D. Dion
    Peter D. Dion

/s/ James P. McCarthy
    James P. McCarthy

    Portfolio Managers
    GS Adjustable Rate Government Fund
    November 29, 1996




--------------------------------------------------------------------------------

Goldman Sachs Trust
--------------------------------------------------------------------------------
GS Adjustable Rate Government Fund
October 31, 1996


--------------------------------------------------------------------------------

In accordance with the requirements of the Securities and Exchange Commission, the following data is supplied for the periods ended October 31, 1996. The performance for the GS Adjustable Rate Government Fund based on a normal minimum initial investment, for each class, is compared to its benchmarks--the Lehman Brothers Mutual Fund Short (1-2) U.S. Government Index ("Lehman 1-2 Index") and the six month and one year U.S. Treasury Bills ("6-Month T-Bill / 1-Year T-Bill"). All performance data shown represents past performance and should not be considered indicative of future performance which will fluctuate as market conditions change. The investment return and principal value of an investment will fluctuate with changes in market conditions so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                         HYPOTHETICAL INVESTMENTS/(a)/

                             Institutional Shares

                           [LINE GRAPH APPEARS HERE]

             Institutional     Lehman Short (1-2)      One Year      Six Month
                Shares            Gov't Index           T-Bill         T-Bill
--------------------------------------------------------------------------------
  8/1/91        50,000              50,000              50,000         50,000
--------------------------------------------------------------------------------
10/31/91        51,047              51,581              51,179         50,870
--------------------------------------------------------------------------------
10/31/92        54,176              55,506              54,161         53,376
--------------------------------------------------------------------------------
10/31/93        56,414              58,368              56,198         55,197
--------------------------------------------------------------------------------
10/31/94        57,475              59,511              57,744         57,257
--------------------------------------------------------------------------------
10/31/95        61,355              64,343              61,766         60,819
--------------------------------------------------------------------------------
10/31/96        65,576              68,197              65,373         64,158
--------------------------------------------------------------------------------

                             Administration Shares

                           [LINE GRAPH APPEARS HERE]

            Administration     Lehman Short (1-2)      One Year      Six Month
                Shares            Gov't Index           T-Bill         T-Bill
--------------------------------------------------------------------------------
  5/1/93        50,000              50,000              50,000         50,000
--------------------------------------------------------------------------------
10/31/93        50,917              50,931              50,785         50,780
--------------------------------------------------------------------------------
10/31/94        51,747              51,931              52,182         52,675
--------------------------------------------------------------------------------
10/31/95        55,100              56,148              55,835         55,951
--------------------------------------------------------------------------------
10/31/96        58,742              59,511              59,096         59,023
--------------------------------------------------------------------------------

                                Class A Shares

                           [LINE GRAPH APPEARS HERE]

             Class A Shares     Class A Shares     Lehman Short (1-2)      One Year      Six Month
            (no sales charge)  (w/ sales charge)      Gov't Index           T-Bill         T-Bill
---------------------------------------------------------------------------------------------------
  6/1/95        10,000               9,850              10,000              10,000        10,000
---------------------------------------------------------------------------------------------------
10/31/95        10,222              10,069              10,277              10,260        10,246
---------------------------------------------------------------------------------------------------
10/31/96        10,898              10,735              10,893              10,859        10,809
---------------------------------------------------------------------------------------------------

                                               ---------------------------------
                                                Average Annual Total Return
                              --------------------------------------------------
                                  One Year     Five Year   Since Inception/(b)/
--------------------------------------------------------------------------------
Institutional Shares                6.86%        5.13%           5.32%
--------------------------------------------------------------------------------
Administration Shares               6.60%         N/A            4.69%
--------------------------------------------------------------------------------
Class A Shares
 excluding sales charge             6.60%         N/A            6.40%
--------------------------------------------------------------------------------
Class A Shares
 including sales charge             4.99%         N/A            5.29%
--------------------------------------------------------------------------------

/(a)/ For comparative purposes, initial investments are assumed to be made on the first day of the month following the commencement of operations.

/(b)/ The Institutional, Administration and Class A shares commenced operations
      July 17, 1991, April 15, 1993 and May 15, 1995, respectively.


--------------------------------------------------------------------------------

Statement of Investments
--------------------------------------------------------------------------------
GS Adjustable Rate Government Fund
October 31, 1996

--------------------------------------------------------------------------------
      Principal            Interest           Maturity
       Amount                Rate               Date              Value
================================================================================
Mortgage Backed Obligations--96.3%
Adjustable Rate Federal Home Loan Mortgage Corp.
   (FHLMC)(d)--25.6%
   $    409,475             7.33%             11/01/17        $     422,849
      1,443,341             7.54              12/01/18            1,482,297
      2,695,805             7.40              07/01/18            2,793,527
      1,799,007             7.69              01/01/19            1,857,314
     10,670,041             7.38              05/01/19           11,021,833
     20,341,589             7.58              11/01/19           21,218,921
      5,280,731             7.70              05/01/20            5,464,395
     19,004,192             7.42              06/01/20           19,698,985
     37,238,927             7.73              02/01/22/(a)/      38,845,042
      4,072,603             7.39              08/01/22            4,215,145
      2,234,941             7.56              08/01/22            2,331,334
      6,804,200             7.53              09/01/22            7,067,182
     17,808,242             7.61              11/01/22           18,565,092
     10,195,026             7.63              06/01/24           10,506,892
      3,045,972             7.31              12/01/24            3,122,121
      3,495,056             7.20              02/01/28            3,604,835
      4,584,605             7.09              07/01/29            4,671,987
      1,815,464             7.62              07/01/30            1,892,059
      2,055,859             7.39              05/01/31            2,110,462
--------------------------------------------------------------------------------
                                                               $160,892,272
--------------------------------------------------------------------------------
Adjustable Rate Federal National Mortgage Association
  (FNMA)(d)--55.4%

   $  1,138,394             7.80%             11/01/14        $   1,187,493
      6,190,161             6.54              03/01/17            6,277,194
      3,662,002             7.56              03/01/17            3,799,511
      4,221,326             6.21              03/01/18            4,247,709
      6,778,125             7.66              04/01/18            7,046,064
        874,932             7.63              05/01/18              901,180
      7,405,181             7.34              07/01/18            7,724,566
      5,249,737             7.41              07/01/18            5,456,472
      6,398,858             7.08              08/01/18            6,609,828
      3,972,504             7.64              08/01/18            4,143,838
      3,746,795             7.42              10/01/18            3,896,068
      6,780,326             7.41              11/01/18            7,009,162
      2,068,449             7.29              12/01/18            2,138,591
     13,495,001             7.67              12/01/18/(a)/      14,077,040
      3,484,080             7.27              06/01/19            3,597,870
      4,440,531             7.31              07/01/19            4,579,297
      1,698,502             7.34              07/01/19            1,755,826
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      Principal            Interest           Maturity
       Amount                Rate               Date              Value
================================================================================
Mortgage Backed Obligations(continued)
Adjustable Rate Federal National Mortgage Association
  (FNMA)(d)(continued)
   $  2,849,462             7.46%             01/01/20        $   2,942,526
      3,037,915             7.70              03/01/20            3,168,940
      8,771,533             7.40              07/01/20            9,055,204
      4,563,057             7.48              09/01/20            4,746,994
      4,953,382             7.53              02/01/21            5,167,022
      5,289,644             7.28              04/01/21            5,464,044
     74,489,219             7.51              09/01/21/(a)/      77,678,102
      4,088,820             7.95              11/01/21            4,210,095
     22,090,964             7.56              02/01/22           23,043,747
     14,611,569             7.68              06/01/22           15,112,892
      6,682,461             7.47              08/01/22            6,893,894
        759,290             7.48              08/01/22              776,511
     38,116,807             7.56              09/01/22/(a)/      39,760,785
      1,934,079             7.53              02/01/23            1,968,235
        277,701             6.22              12/01/23              276,574
     18,079,861             7.48              09/01/25           18,856,752
      2,565,500             7.33              10/01/27            2,653,702
      1,177,401             7.04              07/01/29            1,205,729
      3,288,252             7.59              04/01/30            3,376,640
      8,565,310             7.58              01/01/31            8,934,732
     28,276,177             6.09              02/01/31           28,161,376
--------------------------------------------------------------------------------
                                                             $  347,902,205
--------------------------------------------------------------------------------
Adjustable Rate Government National Mortgage Association
  (GNMA)(d) -- 2.2%

   $  1,527,707             6.50%             03/20/16        $   1,551,096
      1,806,135             7.12              08/20/17            1,839,711
      1,026,294             7.12              08/20/18            1,046,984
      8,886,125             6.00              11/20/25            9,040,211
--------------------------------------------------------------------------------
                                                             $   13,478,002
--------------------------------------------------------------------------------
Adjustable Rate Small Business Administration (SBA)(d)--7.8%

   $  1,416,469             6.75%             10/25/14        $   1,449,883
      2,562,866             6.75              02/25/15            2,624,144
      3,684,715             6.75              03/25/15            3,773,370
      2,839,268             6.75              04/25/15            2,907,581
      2,057,142             6.75              05/25/15            2,106,637
      1,036,764             6.75              08/25/15            1,062,040
      1,684,161             6.75              09/25/15            1,725,220
      2,069,161             6.75              10/25/15            2,119,917
      1,110,382             6.37              09/25/16            1,125,305
--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

Statement of Investments
--------------------------------------------------------------------------------
GS Adjustable Rate Government Fund (continued)
October 31, 1996

--------------------------------------------------------------------------------
    Principal             Interest              Maturity
     Amount                 Rate                  Date             Value
================================================================================
Mortgage Backed Obligations (continued)
Adjustable Rate Small Business Administration
    (SBA)(d)(continued)
$ 4,125,881                 6.37%              07/25/17     $  4,181,333
  9,019,837                 6.37               08/25/17        9,141,062
  4,040,857                 6.37               09/25/17        4,095,166
  3,577,478                 6.37               10/25/17        3,625,559
  8,937,943                 6.37               02/25/18        9,058,069
--------------------------------------------------------------------------------
                                                            $ 48,995,286
--------------------------------------------------------------------------------
Collateralized Mortgage Obligations-5.3%
Adjustable Rate CMOs(d)-1.8%
FNMA Remic Trust 1990-145, Class A
$ 11,024,778                6.51%              12/25/20     $ 11,025,439
--------------------------------------------------------------------------------
Inverse Floater(d)-0.0%
FNMA Remic Trust 1991-91, Class S
$    164,490               17.66%              07/25/98     $    174,261
--------------------------------------------------------------------------------
Inverse Floating Rate - Interest Only(d)-0.0%
FNMA Remic Trust 1992-157, Class SA
$2,002,645/(b)/            14.10%              03/25/04     $    168,743
--------------------------------------------------------------------------------
Inverse IOette-0.1%
FHLMC Series 1164, Class O
$   36,128/(b)/            29.44%              11/15/06     $    489,372
--------------------------------------------------------------------------------
IOette-0.1%
FNMA Remic Trust 1990-145, Class B
$   27,091/(b)/            10.00%              12/25/20     $    657,906
--------------------------------------------------------------------------------
Regular Floater CMOs(d)-1.4%
FHLMC Series 1011, Class F
$    8,872,813              6.34%              11/15/20     $  9,069,612
--------------------------------------------------------------------------------
Sequential Fixed Rate CMOs-0.4%
FNMA Remic Trust 1990-65, Class U
$     616,589               9.50%              11/25/06     $    619,475
FNMA Remic Trust 1991-37, Class E
    1,664,339               8.50%              04/25/05        1,679,418
--------------------------------------------------------------------------------
                                                            $  2,298,893
--------------------------------------------------------------------------------
Super Floater CMOs(d)-1.5%
FNMA Remic Trust 1992-157, Class FA
$   9,859,177(b)            1.22%              03/25/04     $  9,631,134
--------------------------------------------------------------------------------
Total Collateralized Mortgage Obligations                   $ 33,515,360
--------------------------------------------------------------------------------
Total Mortgage Backed Obligations
    (Cost $605,544,961)                                     $604,783,125
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    Principal             Interest              Maturity
     Amount                 Rate                  Date             Value
================================================================================
Repurchase Agreement-2.1%
Joint Repurchase Agreement Account
$  13,000,000               5.58%              11/01/96/(a)/$ 13,000,000
--------------------------------------------------------------------------------
Total Repurchase Agreement
    (Cost $13,000,000)                                      $ 13,000,000
--------------------------------------------------------------------------------
Total Investments
    (Cost $618,544,961/(c)/)                                $617,783,125
================================================================================
Futures contracts open at October 31, 1996:

                                     Number of
                                     Contracts
                                       Long            Settlement        Unrealized
        Type                        (Short)(e)            Month         Gain (Loss)
---------------------------------  -------------  ------------------- ----------------
1-Month Libor                            45         November 1996          $4,500
Euro Dollars                            365         December 1996         309,500
Euro Dollars                            280         March 1997             95,000
Euro Dollars                             55         June 1997              28,000
5-Year U.S. Treasury Notes              67         December 1996           9,766
10-Year U.S. Treasury Notes           (270)        December 1996        (302,812)
                                                                      ----------------
                                                                         $143,954
======================================================================================

Federal Income Tax Information:
Gross unrealized gain for investments in which value
    exceeds cost                                                         $  2,404,589
Gross unrealized loss for investments in which cost
    exceeds value                                                          (3,318,600)
--------------------------------------------------------------------------------------
Net unrealized gain                                                      $   (914,011)
======================================================================================

(a) Portions of these securities are being segregated for futures margin requirements.
(b) Represents security with notional or nominal principal amount. The actual effective yield of this security is different than the stated rate due to the amortization of related premiums.
(c)  The aggregate costs for federal income tax purposes is $618,697,136.
(d) Variable rate security. Coupon rate disclosed is that which is in effect at October 31, 1996.
(e) Each Euro Dollar contract represents $1,000,000 in notional par value. Each Libor contract represents $3,000,000 in notional par value. Each 5-Year and 10-Year U.S. Treasury Note and U.S. Treasury Bond contract represents $100,000 in notional par value. The total notional amount and market value are $879,000,000 and $200,909,125, respectively. The determination of notional amounts and market value as presented here are indicative only of volume of activity and not a measure of market risk.

The percentages shown for each investment category reflect the value of investments in that category as a percentage of total net assets.

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Letter to Shareholders
--------------------------------------------------------------------------------
GS Short Duration Government Fund


--------------------------------------------------------------------------------
Investment Objective

     The GS Short Duration Government Fund's primary objective is to provide a high level of current income by investing in a portfolio that consists of securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, including mortgage-backed securities as well as repurchase agreements collateralized by such instruments. Under normal interest rate conditions, the fund's duration is expected to be within one-half year of its benchmark, the two-year U.S. Treasury security.

Performance Review

     During the period under review, the fund's Institutional, Administration and Service shares all outperformed the two-year U.S. Treasury security, primarily due to our emphasis on and the favorable performance of mortgage-backed security investments, as well as our ability to identify relative value within the sector. In addition, the portfolio's term structure, which overweighted one- and three-year maturity securities, also contributed to performance when the yield curve steepened.

     During the period, the net asset values (NAVs) of the fund's Institutional and Administration shares (which opened February 28, 1996) were nearly unchanged while the NAV of the fund's Service shares (which opened April 10, 1996) rose $0.10 as interest rates stabilized and subsequently declined.



--------------------------------------------------------------------------------
Performance Summary
--------------------------------------------------------------------------------
                           Institutional      Administration*        Service*
                           (10/31/95-           (2/28/96-            (4/10/96-
                            10/31/96)           10/31/96)            10/31/96)
                            --------            --------             --------
Total Return (based on net     6.75%              4.00%                 4.35%
  asset value
--------------------------------------------------------------------------------
  Return From Monthly          6.65%              4.10%                 3.32%
    Distributions
--------------------------------------------------------------------------------
  Return From Price            0.10%             -0.10%                 1.03%
    Depreciation/
    Appreciation
--------------------------------------------------------------------------------
Total Return of Two-Year       5.64%              3.61%                 3.71%
  U.S. Treasury
--------------------------------------------------------------------------------
NAV (10/31/96)                 $9.83              $9.85                 $9.82
--------------------------------------------------------------------------------
NAV Change                    +$0.01             -$0.01                +$0.10
--------------------------------------------------------------------------------

* New share class opened during the period.

     The fund performed well compared with its peers. The Institutional shares ranked in the top 10% of short-intermediate U.S. government funds (fifth out of 88) based on total return for the 12-month period ended October 31, 1996, according to Lipper Analytical Services, Inc. (The Administration and Service shares were not ranked for this period because they were in existence less than 12 months. Please note that Lipper rankings do not take sales charges into account and that past performance is not a guarantee of future results.)

Portfolio Composition and Investment Strategies

     The fund significantly reduced its allocation in U.S. Treasuries in favor of collateralized mortgage obligations (CMOs), which offered more attractive return potential according to our analysis. This strategy proved successful as mortgage-backed securities outperformed comparable-duration Treasuries.

Portfolio Composition as of October 31, 1996*


                           [PIE CHART APPEARS HERE]

         Repos/Cash Equivalents                     1.1%
         Fixed Rate Mortgage
          Pass-Throughs                             7.2%
         U.S. Treasuries                           15.8%
         ARMs                                      19.0%
         CMOs                                      56.9%

* The percentages shown are of total portfolio investments that have settled and include an offset to cash equivalents relating to unsettled trades. These percentages may differ from those in the accompanying Statement of Investments, which reflect portfolio holdings as a percentage of net assets.

--------------------------------------------------------------------------------

Letter to Shareholders
--------------------------------------------------------------------------------
GS Short Duration Government Fund (continued)


--------------------------------------------------------------------------------
 . CMOs. During the period, we more than doubled the portfolio's allocation in collateralized mortgage obligations, with most of the increase occurring from February through April. As of October 31, 56.9% of the portfolio was invested in CMOs, of which 24.7% were sequential-pay CMOs (up from 10.4% last year) and 17.0% were planned amortization class (PAC) CMOs (up from 1.9% last year).
These sectors were favored for their relatively stable cash flows and incremental yields over Treasuries, and they performed well during the period. Though the CMO sector was fairly valued relative to equal-duration Treasuries from January through the end of the period, our extensive research enabled us to identify specific securities that presented attractive investment opportunities.

 . ARMs. Adjustable rate mortgage securities (ARMs) accounted for 19.0% of the portfolio as of October 31, down from 23.7% last year. We focused on seasoned securities indexed to the one-year Constant Maturity Treasury (CMT), which offered attractive income stability and low relative prepayment risk. A high level of mortgage refinancing adversely impacted the sector in November and December of 1995 when rates had eased, but ARMs strengthened when rates started to rise during the first quarter of 1996 and prepayment fears faded.

 . U.S. Treasuries and Repurchase Agreements/Cash Equivalents. The portfolio's position in U.S. Treasuries was cut to 15.8%, down from 37.1% a year ago, as we identified securities in other sectors that offered higher incremental yield. In addition, repurchase agreements/cash equivalents were reduced to 1.1% from 4.7% a year ago.

 . Fixed Rate Mortgage Pass-Throughs. Fixed rate pass-throughs, a 7.2% allocation, offered more attractive yield spreads than most of the other high-credit quality fixed income sectors. During the period under review, the technical balance of the pass-through market strengthened, with investor demand improving as prepayments and supply slowed from the high levels experienced last November. We continued to emphasize seasoned premium mortgages because they typically have lower prepayment risk than recently issued mortgages.

 . Issuer Composition. The breakdown of the portfolio's mortgage-backed security holdings by issuer was 37.8% in Federal National Mortgage Association (FNMA) issues, 36.0% in Federal Home Loan Mortgage Corporation (FHLMC) issues and 9.2% in Government National Mortgage Association (GNMA) issues.

 . Credit Quality. The fund invests exclusively in issues of the U.S. government and its agencies or instrumentalities.

 . Prudent Use of Derivatives. Sequential-pay CMOs and PAC CMOs, which are typically considered to be lower risk derivatives, represented 24.7% and 17.0% of the portfolio, respectively, as noted earlier. Other derivative investments included CMO floaters (10.0%), which are securities whose coupons reset upward as interest rates rise, and inverse floaters (3.2%), which have coupons that reset in the opposite direction from interest rates. When floaters are held along with inverse floaters, they can produce a position with a similar risk profile as a fixed rate pass-through but provide a higher yield. The fund also held a small position (1.3%) in PAC interest-only securities (IOs). We invest in such higher risk derivatives very sparingly in an effort to enhance returns without taking undue risk. In addition, we used futures as a tool to help manage the portfolio's duration.

Market Outlook
   In general, we have a cautiously optimistic view of the mortgage-backed securities market in the near term. In the ARM sector, we expect spreads to remain stable due to strong investor demand and limited supply. Given the environment of declining rates for the past few months, we will continue to emphasize seasoned one-year CMT
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
GS Short Duration Government Fund (continued)


-------------------------------------------------------------------------------
ARMs due to the relative prepayment stability that these securities offer. Though we have a neutral outlook for the CMO market, we continue to find areas that offer attractive investment opportunities. In the mortgage pass-through market, we believe the recent widening of yield spreads during September and October has been somewhat overdone, but we will remain vigilant to an increase in prepayments that may result from a further decline in interest rates. We will continue to actively allocate the portfolio's assets among the various fixed income sectors as their relative value changes throughout the coming year.

Distribution Policy

      During the period under review, the fund's Institutional shares paid out distributions of $0.63 per share. From their inceptions through October 31, 1996, the fund's Administration and Service shares distributed $0.39 per share and $0.32 per share, respectively. (The Administration shares opened on February 28, 1996 and the Service shares opened on April 10, 1996.) The fund distributes substantially all of its investment company taxable income, as required by tax law.

      We thank you for your support and look forward to continuing to meet your investment needs in the future.

Sincerely,

/s/Jonathan A. Beinner

Jonathan A. Beinner


/s/James B. Clark

James B. Clark

Portfolio Managers
GS Short Duration Government Fund
November 29, 1996

Goldman Sachs Trust
--------------------------------------------------------------------------------
GS Short Duration Government Fund

October 31, 1996


--------------------------------------------------------------------------------

In accordance with the requirements of the Securities and Exchange Commission, the following data is supplied for the periods ended October 31, 1996. The performance for the GS Short-Term Government Fund based on the Fund's normal minimum initial investment of $50,000, is compared to its benchmarks, the U.S. 2-Year Treasury Bill ("2-Year T-Bill") and the Lehman Brothers Mutual Fund Short (1-3) U.S. Government Index ("Lehman Short (1-3) Gov't Index"). All performance data shown represents past performance and should not be considered indicative of future performance which will fluctuate as market conditions change. The investment return and principal value of an investment will fluctuate with changes in market conditions so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                        HYPOTHETICAL $50,000 INVESTMENT

                             [CHART APPEARS HERE]

                           Institutional Shares(a)

          Institutional Shares   2-Year\r T-Bill        Lehman Short (1-3)rGov't
  9/1/88                  50,000                 50,000         50,000
10/31/88                  51,283                 51,057         51,091
10/21/89                  55,940                 55,412         55,919
10/31/90                  60,543                 59,876         60,861
10/31/91                  67,161                 66,615         67,699
10/31/92                  71,365                 72,161         73,208
10/31/93                  75,326                 76,335         77,446
10/31/94                  76,072                 77,058         78,339
10/31/95                  82,895                 84,009         85,256
10/31/96                  88,507                 88,756         90,346


                             Administration Shares

                             [CHART APPEARS HERE]


           Administration Shares  2-Year\rT-Bill       Lehman Short (1-3)rGov't
 2/28/96                  50,000                50,000                   50,000
10/31/96                  52,000                51,805                   51,760

                                Service Shares
                             [CHART APPEARS HERE]

            Service Shares        2-Year\rT-Bill       Lehman Short (1-3)rGov't
 4/10/96                  50,000                50,000                   50,000
10/31/96                  52,175                51,855                   52,110


                     -----------------------------------------------------------
                                 Average Annual Total Return
                     -----------------------------------------------------------
                        One Year      Five Year           Since Inception(b)
--------------------------------------------------------------------------------
Institutional shares     6.75%          5.6%                    7.24%
--------------------------------------------------------------------------------
Administrative shares    N/A            N/A                     4.00(c)
--------------------------------------------------------------------------------
Service shares           N/A            N/A                     4.35(c)
--------------------------------------------------------------------------------

/a/ For comparative purposes, initial investments are assumed to be made on the first day of the month following the Fund's commencement of operations.
/b/ The Institutional, Administration and Service shares commenced operations
    August 15, 1988, February 28, 1996 and April 10, 1996, respectively.
/c/ An aggregate total return (not annualized) is shown instead of an average annual total return since the Administration and Service shares have not completed a full twelve months of operations.



--------------------------------------------------------------------------------

Statement of Investments
--------------------------------------------------------------------------------
GS Short Duration Government Fund
October 31, 1996

--------------------------------------------------------------------------------
Principal                  Interest        Maturity
 Amount                      Rate            Date                Value
================================================================================
Mortgage Backed Obligations--82.4%

Adjustable Rate Federal Home Loan Mortgage Corp.
   (FHLMC)(a)--14.2%

$  1,208,677                 6.00%         11/15/16        $   1,198,196
   1,941,838                 7.54          12/01/18/(b)/       1,994,248
   8,544,958                 7.73          02/01/22/(b)/       8,913,502
   2,234,941                 7.56          08/01/22            2,331,334
--------------------------------------------------------------------------------
                                                           $  14,437,280
--------------------------------------------------------------------------------
Adjustable Rate Federal National Mortgage Association
   (FNMA)(a)--6.2%

$    389,769                 9.00%         12/01/97        $     402,558
   2,732,146                 7.80          11/01/14/(b)/       2,849,984
   3,025,230                 7.48          08/01/22/(b)/       3,093,842
--------------------------------------------------------------------------------
                                                           $   6,346,384
--------------------------------------------------------------------------------
Fixed Rate Federal National Mortgage Association (GNMA)--3.5%

$  1,093,610                 6.00%         06/01/09/(b)/   $   1,065,244
   2,058,384                 6.00          10/01/09/(b)/       2,004,994
     540,970                 6.00          10/01/08/(b)/         526,938
--------------------------------------------------------------------------------
                                                           $   3,597,176
--------------------------------------------------------------------------------
Fixed Rate Government National Mortgage Association--3.3%

$  3,040,068                10.00%         12/15/17/(b)/   $   3,338,359
--------------------------------------------------------------------------------
Collateralized Mortgage Obligations (CMOs)--55.3%
Inverse Floater(a)--5.7%
FHLMC Series 1296, Class J
$    890,613                11.93%         07/15/99/(b)/   $     948,502

FHLMC Series 1325, Class B
   2,416,565                 6.06          07/15/97/(b)/       2,421,833

FHLMC Series 1325, Class C
   1,028,325                 7.56          07/15/97/(b)/       1,034,598

FNMA Remic Trust 1991-127, Class S
     144,496                12.98          09/25/98              153,084

FNMA Remic Trust, Series 1992-62, Class S
   1,212,115                10.00          05/25/99            1,241,097
--------------------------------------------------------------------------------
                                                           $   5,799,114
--------------------------------------------------------------------------------
Inverse Floating Rate - Interest Only(a)--0.3%
FHLMC Series 1684, Class JD
$  2,801,277(c)              3.66%         08/15/20/(b)/   $     199,759
FNMA Remic Trust 1993-110, Class SC
   2,597,458(c)              3.46          04/25/19/(b)/         126,990
--------------------------------------------------------------------------------
                                                           $     326,749
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Principal                  Interest        Maturity
 Amount                      Rate            Date                Value
--------------------------------------------------------------------------------
Mortgage Backed Obligations (continued)
Collateralized Mortgage Obligations (continued)
Planned Amortization Class (PAC CMOs)--11.1%
FHLMC Series 1584, Class E
$  3,000,000                 5.75%         10/15/16/(b)/   $   2,954,040
FNMA Remic Trust 1992-138, Class C
   2,350,000                 6.00          12/25/18/(b)/       2,325,020
GNMA Remic Trust 1996-6, Class PB
   6,000,000                 6.50          06/16/09            6,038,400
--------------------------------------------------------------------------------
                                                           $  11,317,460
--------------------------------------------------------------------------------
Planned Amortization Class Interest-Only (PAC IO) CMOs--0.6%
FHLMC Series 1552, Class JE
$ 10,552,245/(c)/            7.00%         02/15/14/(b)/   $     590,926
--------------------------------------------------------------------------------
Planned Amortization Class Ioette CMOs--0.5%
FNMA Remic Trust 1992-198, Class K
$     42,908/(c)/           16.00%         12/25/15        $     547,555
--------------------------------------------------------------------------------
Regular Floater (a)--9.9%
FHLMC Series 1684, Class F
$  5,000,000                 5.75%         08/15/20/(b)/   $   4,818,750
FHLMC Series 1684, Class JC
   2,801,277                 5.34          08/15/20/(b)/       2,737,352
FNMA Remic Trust 1993-110, Class FC
   2,597,459                 5.54          04/25/19/(b)/       2,565,796
--------------------------------------------------------------------------------
                                                           $  10,121,898
--------------------------------------------------------------------------------
Sequential Fixed Rate CMOs--27.1%
FHLMC Series 1033, Class G
$  2,000,000                 8.00%         01/15/06/(b)/   $   2,095,620
FHLMC Series 1296, Class I
   2,493,715                 5.24          07/15/99/(b)/       2,481,546
FHLMC Series 174, Class Z
   3,757,885                10.00          08/15/21            4,189,703
FNMA Remic Trust 1988-12, Class A
   4,076,171                10.00          02/25/18/(b)/       4,350,090
FNMA Remic Trust 1988-12, Class B
   3,218,030                 4.47          02/25/18/(b)/       3,081,585
FNMA Remic Trust 1989-12, Class X
   1,955,861                10.00          12/25/14/(b)/       2,021,246
FNMA Remic Trust 1989-18, Class B
   1,312,493                 9.50          01/25/04            1,359,730

--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

Statement of Investments
--------------------------------------------------------------------------------
GS Short Duration Government Fund (continued)

October 31, 1996


--------------------------------------------------------------------------------
          Principal        Interest        Maturity
           Amount            Rate            Date              Value
================================================================================
Mortgage Backed Obligations(continued)
Collateralized Mortgage Obligations(continued)
Sequential Fixed Rate CMOs (continued)
      $   4,628,657          7.75%         10/25/18 (b)    $   4,699,707
FNMA Remic Trust 1992-44, Class CA
          3,000,000         12.00          08/25/20/(b)/       3,394,800
--------------------------------------------------------------------------------
                                                           $  27,674,027
--------------------------------------------------------------------------------
Total Collateralized Mortgage Obligations                  $  56,377,729
--------------------------------------------------------------------------------
Total Mortgage Backed Obligations
   (Cost $83,545,715)                                      $  84,096,928
--------------------------------------------------------------------------------
U.S. Treasury Obligations--15.7%
United States Treasury Notes
      $   5,150,000          5.88%         04/30/98        $   5,166,068
         10,900,000          5.13          06/30/98/(b)/      10,804,620
--------------------------------------------------------------------------------
Total U.S. Treasury Obligations
   (Cost $15,894,705)                                      $  15,970,688
--------------------------------------------------------------------------------
Repurchase Agreement--1.0%
Joint Repurchase Agreement Account
      $   1,000,000          5.58%         11/01/96/(b)/   $   1,000,000
--------------------------------------------------------------------------------
Total Repurchase Agreement
   (Cost $1,000,000)                                       $   1,000,000
--------------------------------------------------------------------------------
Total Investments
   (Cost $100,440,420(d))                                  $ 101,067,616
================================================================================
Futures contracts open at October 31, 1996 are as follows:

                             Number of
                             Contracts
                                Long            Settlement        Unrealized
          Type               (Short)(e)           Month           Gain (Loss)
-------------------------  --------------  ------------------  ----------------
Euro Dollars                     40          December 1996         $28,000
Euro Dollars                     29          March 1997             34,650
Euro Dollars                     37          June 1997              38,950
Euro Dollars                     47          September 1997         68,625
Euro Dollars                     45          December 1997          80,375
Euro Dollars                     35          March 1998             25,250
Euro Dollars                     20          June 1998               9,000
2 Year U.S. Treasury Notes       71          December 1996          87,859
5 Year U.S. Treasury Notes      (89)         December 1996        (173,203)
10 Year U.S. Treasury Notes     (44)         December 1996        (131,781)
20 Year U.S. Treasury Notes      (7)         December 1996         (34,844)
                                                                 --------------
                                                                   $32,881
-------------------------------------------------------------------------------


--------------------------------------------------------------------------------

================================================================================
Federal Income Tax Information:
Gross unrealized gain for investments in which
   value exceeds cost                                              $    826,961
Gross unrealized loss for investments in which
   cost exceeds value                                                  (213,881)
--------------------------------------------------------------------------------
Net unrealized gain                                                $    613,080
================================================================================
/(a)/Variable rate security. Coupon rate disclosed is that which is in effect at
     October 31, 1996.
/(b)/Portions of these securities are being segregated for futures margin requirements.
/(c)/Represents security with notional or nominal principal amount. The actual effective yield of this security is different than the stated rate due to the amortization of related premiums.
/(d)/The aggregate cost for federal income tax purposes is $100,454,536. /(e)/Each Euro Dollar contract represents $1,000,000 in notional par value. Each
     2-Year U.S. Treasury Note contract represents $200,000 in notional par value. Each 5-Year U.S. Treasury Note, 10-Year U.S. Treasury Note, and 20-Year U.S. Treasury Note contract represents $100,000 in notional par value. The total notional amount and market value are $253,200,000 and $89,469,788, respectively. The determination of notional amounts and market value as presented here are indicative only of volume of activity and not a measure of market risk.

The percentages shown for each investment category reflect the value of investments in that category as a percentage of total net assets.

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Letter to Shareholders
--------------------------------------------------------------------------------
GS Short Duration Tax-Free Fund




--------------------------------------------------------------------------------
Investment Objective
      The GS Short Duration Tax-Free Fund seeks to provide a high level of current income exempt from regular federal income tax, consistent with relatively low principal volatility, through investments in municipal securities rated single-A or better or deemed to be of comparable quality. Under normal interest rate conditions, the fund's duration will be within one-half year of its benchmark, the Lehman Brothers Three-Year Municipal Bond Index. The fund's approximate interest rate sensitivity is comparable to that of a three-year bond.

After a Weak Start, the Municipal Bond Market Strengthened
      The municipal bond market outperformed Treasuries during the 12-month period under review, though both markets came under pressure when rates rose during the first half of 1996. The average price of a three-year municipal bond (as calculated from data provided by Municipal Market Data, an independent municipal market information provider) fell slightly (0.14%), while yields rose from 4.10% on October 31, 1995 to 4.15% on October 31, 1996.
      The municipal bond market began the period under review on a weak note. Tax reform uncertainty impacted investor demand during November and December 1995, while municipal bond supply was high due to seasonably heavy year-end issuance. The market environment improved during January and February 1996, when fading tax reform concerns helped to revive investor interest in the sector and issuance declined. From March through the end of the period, the market's technical balance was generally healthy, though occasional spikes in supply periodically overwhelmed demand and briefly impacted performance. The largest of these surges occurred in June when supply rose to its highest level since late 1995, but subsequently both new issuance and secondary supply fell dramatically from July through September.
      On the demand side, interest in municipal bonds was generally stable until late summer and early fall. Demand from individual investors (who control approximately 65% of municipal bond ownership either through mutual funds or direct investment) began to decline when interest rates declined and municipal yields fell below the psychologically significant 6% level. In addition, property/casualty companies (which control approximately 10% of municipal bond ownership) also dropped out of the market because the sector had become somewhat unattractive relative to Treasuries. The supply drought finally abated in October when many issuers sought to take advantage of lower interest rates, and a continued weakness in demand caused municipals to underperform taxable bonds for the month.

Municipal Bond Yield Curve

                           [LINE GRAPH APPEARS HERE]

The yield curve steepened at the short end and shifted downward at the longer end.

Performance Review
      The performance of the fund's Institutional shares was in line with the benchmark, the Lehman Brothers Three-Year Municipal Bond Index (the "Index"), for the 12-month period ended October 31, 1996. The Administration and Service shares also performed well, but slightly lagged the benchmark.

--------------------------------------------------------------------------------

Letter to Shareholders
--------------------------------------------------------------------------------
GS Short Duration Tax-Free Fund (continued)


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Performance Summary:                         October 31, 1995 - October 31, 1996
--------------------------------------------------------------------------------
                                                             Lehman Brothers
                            Institu-  Adminis-                    3-Year
                             tional   tration    Service   Municipal Bond Index
                            --------  --------   -------   ---------------------
Total Return (based on net    4.50%    4.24%      3.98%            4.51%
   asset value)
--------------------------------------------------------------------------------
   Return From                4.30%    4.04%      3.78%              NA
      Monthly
      Distributions
--------------------------------------------------------------------------------
   Return From Price          0.20%    0.20%      0.20%              NA
      Appreciation
--------------------------------------------------------------------------------
NAV (as of 10/31/96)         $9.96    $9.96      $9.97               NA
--------------------------------------------------------------------------------
NAV Change                  +$0.02   +$0.02     +$0.02               NA
--------------------------------------------------------------------------------

      The fund's positive performance during the period was primarily due to our emphasis on higher yielding revenue bonds, as well as successful selection of specific securities and relative value trades. As always, we did not make any bets on the direction of interest rates, but rather kept the fund's duration in line with the Index, occasionally using Treasury futures to actively manage sector allocation.
      In our search for incremental yield, we focused on three types of bonds. The first category was relatively generic, highly liquid securities; the second included slightly less liquid issues such as insured hospital bonds and letter-of-credit-backed debt; and the last area was "story" bonds, such as uninsured hospital and electric utility issues and multifamily housing revenue bonds, whose value is often unrecognized by the market because they are unique or generally not well understood. We identified attractive investment opportunities for the third category through our extensive credit analysis.
      We are pleased to report that the fund's Institutional shares ranked first out of 26 funds in Lipper Analytical Services, Inc.'s short-intermediate municipal debt category for the 12-month period ended October 31, 1996 based on total return. (Lipper did not rank the fund's Administration and Service shares. Please note that Lipper rankings do not take sales charges into account and that past performance is not a guarantee of future results.) In addition, as of October 31, 1996, the fund's Institutional shares were rated "five stars" by Morningstar, Inc., its highest rating./1/

Portfolio Composition and Investment Strategies:
Revenue Bonds Dramatically Increased

  Portfolio Composition as of October 31, 1996*

                           [PIE CHART APPEARS HERE]

                           General Obligations 3.0%
                        Variable Rate Demand Notes 4.7%
                       Insured General Obligations 12.6%
                          Insured Revenue Bonds 24.2%
                              Revenue Bonds 55.5%

* The percentages shown are of total portfolio investments that have settled and include an offset to cash equivalents relating to unsettled trades. These percentages may differ from those in the accompanying Statement of Investments, which reflect portfolio holdings as a percentage of net assets.


----------------------------
1 Source: (C) 1996 Morningstar, Inc. All rights reserved. Morningstar proprietary ratings reflect historical risk-adjusted performance as of 10/31/96. The ratings are subject to change every month. Past performance is no guarantee of future results. Morningstar ratings are calculated from a fund's three-, five-, and ten-year average annual returns (where applicable) in excess of 90-day Treasury bill returns with appropriate fee and sales charge adjustments and a risk factor that reflects fund performance below 90-day Treasury bill returns. The one-year rating is calculated using the same methodology, but is not a component of the overall rating. The fund's Institutional shares received five stars and were rated among 1,038 municipal bond funds for the three-year period. For the one-year period, the Institutional shares received five stars and were rated among 1,728 municipal bond funds. 10% of the funds receive the five-star rating. The Morningstar rating applies only to the fund's Institutional shares; the fund's Administration and Service shares have not been rated. Administration and Service shares are subject to additional fees that may have the effect of lowering performance and may affect any future Morningstar rating. Morningstar rates funds against their peers in the same category. In all, there are five Morningstar categories (domestic equity, international equity, fixed income, municipal and hybrid). Morningstar ratings range from five stars (highest) to one star (lowest). Funds with five-star ratings are in the top 10% of their category, four-star ratings in the next 22.5%, three stars the next 35%, two stars the next 22.5% and one star the lowest 10% of their categories.
--------------------------------------------------------------------------------

Letter to Shareholders
--------------------------------------------------------------------------------
GS Short Duration Tax-Free Fund (continued)


--------------------------------------
 .     Revenue Bonds. As of October 31, the portfolio's combined position in insured and uninsured revenue bonds was significantly overweighted compared with the Index, 79.7% versus 35.8%. We substantially increased the portfolio's total revenue bond allocation (from 29.2% a year ago) because our emphasis on credit analysis enabled us to identify attractive revenue bonds that offered higher incremental yield than was available from general obligation bonds. (Revenue bonds pay interest and principal out of a specific revenue stream, such as sales taxes, hospital charges, tolls, electric rates and airport fees.)

 .     General Obligation (GO) Bonds. The fund's allocation in insured and uninsured GO bonds was dramatically cut during the period to 15.6% of the portfolio, down from 51.0% a year ago and significantly underweighted versus the Index's 55.5%. GOs are backed by the general taxing power of a municipality and are typically higher credit quality but lower yielding than revenue bonds.

 .     Variable Rate Demand Notes (VRDNs). VRDNs are high-quality cash equivalents that we used to manage the portfolio's excess liquidity. VRDNs were a 4.7% position, down from 10.0% a year ago.

 .     Pre-refunded Bonds. Over the course of the year, we trimmed the fund's holdings in pre-refunded bonds (9.8% as of October 31, 1995). In October, we sold the fund's remaining position in the sector in favor of revenue bonds that offered more attractive yields.


 .     Duration. As of October 31, the fund's duration was in line with that of the Index at 2.7 years.

 .     Credit Quality. During the year, the fund's credit quality allocations shifted. We reduced the portfolio's allocation in triple-A-rated GOs in favor of single-A-rated revenue bonds, which allowed us to maintain the fund's targeted double-A-rated average credit quality and liquidity while achieving higher overall yields. We structured the portfolio's credit-quality allocation like a "barbell," emphasizing higher credit quality securities in the four- to five-year maturity range and lower relative credit quality securities in the one- to three-year maturity range. As of October 31, more than half of the portfolio was invested in triple-A-rated bonds (52.7%), while double-A- and single-A-rated securities accounted for 20.1% and 27.2%, respectively.

Market Outlook
      We have a bullish long-term outlook for municipal bond supply, since new money issuance (bonds issued for purposes other than refunding older debt) tends to be stable and grows at the same rate as GDP. In addition, we do not anticipate a significant increase in refunding unless interest rates drop substantially. On the demand side, investor interest is likely to remain healthy, as we believe that two to four more years of divided government (a Democratic president and a Republican-controlled Congress) should avert any significant tax reform that would threaten municipal bonds' tax-exempt status.

Distribution Policy
      Dividends are declared daily and paid on a monthly basis. During the 12-month period ended October 31, 1996, the fund's Institutional, Administration and Service shares paid out monthly distributions totaling approximately $0.42, $0.39 and $0.37 per share, respectively. The fund intends to distribute substantially all of its investment company tax-exempt income, as required by tax law.

--------------------------------------------------------------------------------

Letter to Shareholders
--------------------------------------------------------------------------------
GS Short Duration Tax-Free Fund (continued)



--------------------------------------------------------------------------------
      We value your continued confidence in the GS Short Duration Tax-Free Fund and look forward to reporting on the fund's progress in the coming year.

Sincerely,

/s/ Benjamin S. Thompson

Benjamin S. Thompson

/s/ Elisabeth Schupf Lonsdale

Elisabeth Schupf Lonsdale

Portfolio Managers
GS Short Duration Tax-Free Fund
November 29, 1996


--------------------------------------------------------------------------------

Goldman Sachs Trust
--------------------------------------------------------------------------------
GS Short Duration Tax-Free Fund

October 31, 1996

--------------------------------------------------------------------------------

In accordance with the requirements of the Securities and Exchange Commission, the following data is supplied for the periods ended October 31, 1996. The performance for the GS Short Duration Tax-Free Fund based on the Fund's normal minimum initial investment of $50,000, is compared to its benchmark, the Lehman Brothers 3-Year Municipal Bond Index ("3-Year Bond Index"). All performance data shown represents past performance and should not be considered indicative of future performance which will fluctuate as market conditions change. The investment return and principal value of an investment will fluctuate with changes in market conditions so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                     HYPOTHETICAL $50,000 INVESTMENT/(a)/


                          [GRAPH APPEARS HERE]
                          Institutional Shares


                       Institutional Shares         3yr Bond Index
--------------------------------------------------------------------------------
 10/1/92                                50000                  50000
--------------------------------------------------------------------------------
10/31/92                                49830                  49805
--------------------------------------------------------------------------------
10/31/93                                53333                  53102
--------------------------------------------------------------------------------
10/31/94                                53424                  53825
--------------------------------------------------------------------------------
10/31/95                                56618                  58023
--------------------------------------------------------------------------------
10/31/96                                59172                  60646
--------------------------------------------------------------------------------

                             [GRAPH APPEARS HERE]
                             Administration Shares


                       Admin                        3yr Bond Index
--------------------------------------------------------------------------------
  6/1/93                                50000                  50000
--------------------------------------------------------------------------------
10/31/93                                51088                  51144
--------------------------------------------------------------------------------
10/31/94                                51031                  51840
--------------------------------------------------------------------------------
10/31/95                                53971                  55884
--------------------------------------------------------------------------------
10/31/96                                56265                  58410
--------------------------------------------------------------------------------

                             [GRAPH APPEARS HERE]
                                Service Shares


                       Service                      3yr Bond Index
--------------------------------------------------------------------------------
10/1/94                                 50000                  50000
--------------------------------------------------------------------------------
10/31/94                                49810                  49880
--------------------------------------------------------------------------------
10/31/95                                52594                  53771
--------------------------------------------------------------------------------
10/31/96                                54693                  56201
--------------------------------------------------------------------------------


                               ------------------------------------
                                 Average Annual Total Return
                               ------------------------------------
                                  One Year     Since Inception/(b)/
        -----------------------------------------------------------
        Institutional Shares       4.50%            4.21%
        -----------------------------------------------------------
        Administration Shares      4.24%            3.51%
        -----------------------------------------------------------
        Service Shares             3.98%            4.36%
        -----------------------------------------------------------

/(a)/For comparative purposes, initial investments are assumed to be made on the first day of the month following the commencement of operations of the Administration and Service share classes.

/(b)/The Institutional, Administration and Service shares commenced operations
     October 1, 1992, May 20, 1993 and September 20, 1994, respectively.

--------------------------------------------------------------------------------

Statement of Investments
--------------------------------------------------------------------------------
GS Short Duration Tax-Free Fund
October 31, 1996

--------------------------------------------------------------------------------
Principal          Interest          Maturity
 Amount              Rate              Date            Value
--------------------------------------------------------------------------------
Debt Obligation--98.2%

Alabama--2.8%
Selma, AL IDA for International Paper Co. PCRB (A-/A3)
$1,000,000           4.15%            07/15/08        $1,000,000
--------------------------------------------------------------------------------
Arkansas--3.8%
West Memphis, AR Public Utility System RB (MBIA) (NR/Aaa)
$1,310,000           5.25%(e)         12/01/00        $1,344,388
--------------------------------------------------------------------------------
Colorado--4.2%
Municipal Sub District of Northern Colorado Water Conservation Co.
 RB(AMBAC)(AAA/Aaa)
$1,435,000           5.75%            12/01/01        $1,508,845
--------------------------------------------------------------------------------
Connecticut--4.3%
Connecticut State Resource Recovery Authority Series A RB (AA-/NR)
$1,500,000           5.60%            11/15/99        $1,546,185
--------------------------------------------------------------------------------
Illinois--4.4%
Chicago, IL GO (MBIA) (AA/Aaa)
$1,500,000           5.40%            10/31/00        $1,547,670
--------------------------------------------------------------------------------
Kentucky--7.5%
Jefferson County, KY Trust Certificates (A+/NR)RB
$1,145,000           5.25%            03/01/99        $1,163,904
Pendleton County, KY LOC (Self Insurance)(NR/VMIG1)
 1,500,000           4.25             07/01/01         1,503,045
--------------------------------------------------------------------------------
                                                      $2,666,949
--------------------------------------------------------------------------------
Louisiana--7.4%
Louisiana Offshore Deepwater Part Authority Term B RB (A/Baa1)
$1,000,000           5.85%            09/01/00        $1,040,080
Louisiana State Refunding RB, Series A GO (FGIC) (AAA/Aaa)
 1,500,000           6.00             08/01/01         1,583,970
--------------------------------------------------------------------------------
                                                      $2,624,050
--------------------------------------------------------------------------------
New Jersey--4.0%
West Windsor/Plainsboro, NJ Regional School District (FGIC)
 (AAA/Aaa)
$1,400,000           5.25%            12/01/99        $1,436,750
--------------------------------------------------------------------------------
New York--6.8%
Municipal Assistance Corp. Refunding RB (AMBAC) (AAA/Aaa)
$1,000,000           6.00%            07/01/00        $1,051,690
Syracuse, NY IDA RB (AA/NR)
$1,365,000           4.60%            10/15/98        $1,369,491
--------------------------------------------------------------------------------
                                                      $2,421,181
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Oklahoma--13.5%
Enid, OK Hospital Authority RB (Societe Generale LOC) (NR/Aa2)
$2,700,000           6.63%(a)         10/01/15        $2,747,115
Southern Oklahoma Memorial Hospital RB(b) (A/A)
 2,000,000           5.60             02/01/00         2,043,680
-------------------------------------------------------------------------------
                                                      $4,790,795
-------------------------------------------------------------------------------
Oregon--4.2%
Klamath Falls, OR Salt Caves Hydroelectic RB (SP1+/NR)
$1,500,000           4.50%            05/01/23        $1,507,980
-------------------------------------------------------------------------------
Pennsylvania--9.7%
Pennsylvania Intergovernmental Cooperative Authority Special Tax RB
  (FGIC) (AAA/Aaa)
$1,500,000           5.75%            06/15/00        $1,559,730
Philadelphia, PA Gas Works COPS (FSA) (AAA/Aaa)
 1,800,000           5.95             04/01/00         1,879,146
--------------------------------------------------------------------------------
                                                      $3,438,876
--------------------------------------------------------------------------------
Texas--11.4%
Bexar County, TX MFH Finance Corp. RB (CFMG) (NR/A3)
$1,500,000           4.88%            11/01/04        $1,502,220
Houston, TX Water & Sewer RB Series B (A/A)
 1,430,000           5.25             12/01/99         1,460,802
Port Neches, TX Independent School District GO (AAA/Aaa)
 1,000,000           7.00             02/15/01         1,092,480
-------------------------------------------------------------------------------
                                                      $4,055,502
-------------------------------------------------------------------------------
Virginia--5.0%
Petersburg, VA Hospital Authority RB (NR/A)
$1,760,000           5.50%            07/01/99        $1,798,157
-------------------------------------------------------------------------------
Washington--4.6%
Washington State Public Power Supply System RB, Series B (AA-/Aa1)
$1,500,000           7.20%            07/01/02        $1,623,044
-------------------------------------------------------------------------------
Wyoming--4.6%
Uinta County, WY School District GO, Series A (FSA) (AAA/Aaa)
$1,500,000           6.88%            06/01/00        $1,620,390
-------------------------------------------------------------------------------
  Total Debt Obligations
   (Cost $34,727,338)                                $34,930,762
===============================================================================

-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
GS Short Duration Tax-Free Fund (continued)
October 31, 1996



--------------------------------------------------------------------------------
Principal               Interest               Maturity
 Amount                   Rate                   Date                 Value
================================================================================
Short-Term Obligations--4.5%

Illinois--0.6%
Illinois Development Finance Authority RB (AA+/A-1)/(c)/
$200,000                 3.55%                  01/1/96                 $200,000

Louisiana--3.9%
East Baton Rouge Parish PCRB (AAA/Aaa)/(c)/
$1,400,000               3.60%                  11/1/96               $1,400,000
--------------------------------------------------------------------------------
Total Short-Term Obligations
  (Cost $1,600,000)                                                  $ 1,600,000
--------------------------------------------------------------------------------
Total Investments
  (Cost $36,328,338)/(d)/                                            $36,530,762
================================================================================
Federal Income Tax Information:

Gross unrealized gain for investments in which
  value exceeds cost                                              $   204,715

Gross unrealized loss for investments in which
  cost exceeds value                                                   (2,291)
--------------------------------------------------------------------------------
Net unrealized gain                                               $   202,424
================================================================================

/(a)/Variable rate security. Coupon rate disclosed is that which is in effect at
     October 31, 1996.
/(b)/Portions of these securities are being segregated for when-issued securities.
/(c)/Securities with "Put" features with resetting interest rates. Maturity dates disclosed are the next reset interest dates.
/(d)/The amount stated also represents aggregate cost for federal income tax purposes.
/(e)/When-issued securities.

The percentages shown for each investment category reflect the value of investments in that category as a percentage of total net assets.
--------------------------------------------------------------------------------

================================================================================
Investment Abbreviations:

AMBAC --Insured by American Municipal Bond Assurance Corp.
CFMG  --Credit Lyonnais Line of Credit
COPS  --Certificates of Participation
FGIC  --Insured by Financial Guaranty Insurance Co.
FSA   --Financial Security Assurance Co.
GO    --General Obligation
IDA   --Industrial Development Authority
LOC   --Letter of Credit
MBIA  --Insured by Municipal Bond Investors Assurance
NR    --Not Rated
PCRB  --Pollution Control Revenue Bond
RB    --Revenue Bond


--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Letter to Shareholders
--------------------------------------------------------------------------------
GS Core Fixed Income Fund

--------------------------------------------------------------------------------
Investment Objective

   The GS Core Fixed Income Fund seeks to achieve a total return consisting of capital appreciation and income that exceeds the total return of its benchmark, the Lehman Brothers Aggregate Bond Index (the "Index"), through a diversified portfolio of fixed income securities. The fund may invest in U.S. Treasury, agency, corporate, mortgage-backed and asset-backed securities, as well as in a limited amount of non-dollar-denominated fixed income securities. While the fund's performance will be measured against the Index, the portfolio is not required to hold the same securities or match the sector weightings of the Index. Every security in the portfolio must be rated at least investment grade by an independent rating agency or be considered to be of equivalent quality by Goldman Sachs Asset Management at the time it is purchased. The fund's approximate interest rate sensitivity is expected to be comparable to that of a five-year bond.

Performance Review

   During the period under review, the fund's Institutional shares outperformed the Index. The strong performance was primarily due to its investments in corporate bonds and emerging market debt. In addition, the fund also benefited from its mortgage-backed and asset-backed holdings when both sectors strengthened during the period.

   The fund fared well relative to its peers. For the 12-month period ended October 31, 1996, the fund's Institutional shares ranked in the top quartile (24th out of 96 funds) in Lipper Analytical Services, Inc.'s "corporate debt - BBB-rated" category based on total return. (Lipper did not rank the fund's Administration and Service shares for the period because they were in existence less than 12 months. Please note that Lipper rankings do not take sales charges into account and that past performance is not a guarantee of future results.)

   The fund's Administration and Service shares, which began operations on February 28, 1996 and March 13, 1996, respectively, achieved positive returns since their inceptions.

   During the period, the net asset value (NAV) of the fund's Institutional shares fell $0.15 due to the sharp rise in interest rates during the first half of 1996. Reflecting the fact that rates had already risen significantly, the NAV of the fund's Administration shares (which opened in February) also declined but not as significantly, while the NAV of the fund's Service shares (which opened in March) rose $0.09.

-------------------------------------------------------------------------------
Performance Summary
-------------------------------------------------------------------------------
                                   Institutional   Administration*    Service*
                                     (10/31/95-       (2/28/96-      (3/13/96-
                                      10/31/96)       10/31/96)       10/31/96)
-------------------------------------------------------------------------------
Total Return (based on                  5.98%           3.56%           4.90%
  net asset value)
-------------------------------------------------------------------------------
  Return From Monthly                   7.48%           4.27%           3.98%
    Distributions
-------------------------------------------------------------------------------
  Return From Price                    -1.50%          -0.71%           0.92%
    Depreciation/
    Appreciation
-------------------------------------------------------------------------------
Total Return of Lehman                  5.83%           3.74%           4.94%
  Brothers Aggregate
  Bond Index
-------------------------------------------------------------------------------
NAV (as of 10/31/96)                   $9.85           $9.84           $9.86
-------------------------------------------------------------------------------
NAV Change                            -$0.15          -$0.07          +$0.09
-------------------------------------------------------------------------------

*New share class opened during the period.

               Portfolio Composition and Investment Strategies

                 Portfolio Composition as of October 31, 1996*

                           [PIE CHART APPEARS HERE]

              Corporate Bonds                           26.6%
              Fixed Rate Mortgage Pass-Throughs         23.9%
              U.S. Treasuries                           19.5%
              ABSs                                      12.5%
              CMOs                                       9.8%
              Emerging Market Debt                       4.5%
              Repos/Cash Equivalents                     1.7%
              Agency Debentures                          1.5%

* The percentages shown are of total portfolio investments that have settled and include an offset to cash equivalents relating to unsettled trades. These percentages may differ from those in the accompanying Statement of Investments, which reflect portfolio holdings as a percentage of net assets.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
GS Core Fixed Income Fund (continued)

--------------------------------------------------------------------------------
 . Corporate Bonds. As of October 31, the fund's largest allocation was in corporate bonds, overweighted relative to the Index (26.6% versus 17.6%), which significantly benefited performance. Though corporate bonds began the period on a weak note due to the economic slowdown during November and December, the sector improved dramatically when companies reported positive earnings growth from January 1996 through the end of the period. Within the sector, we stressed industrial and financial issues. Industrials performed well due to the strengthening economy, while financials benefited from the relatively steep yield curve, which enabled issuers to borrow at lower, short-term rates and lend at higher, long-term rates.

 . Fixed Rate Mortgage Pass-Throughs. Fixed rate mortgage pass-throughs, a 23.9% position as of October 31, were underweighted compared with the Index (29.7%), with the remainder of the fund's mortgage-backed security allocation invested in collateralized mortgage obligations (CMOs). We emphasized seasoned premium mortgages, which have lower prepayment risk than recently issued mortgages. The sector suffered from high prepayments during November and December 1995, but conditions improved when interest rates rose sharply during the first half of 1996 and prepayments declined. Over the course of the year, these securities positively contributed to the fund's performance.

   During the period, we occasionally used mortgage dollar rolls to benefit from short-term supply and demand imbalances in the mortgage settlement process. (Mortgage dollar rolls refer to transactions that involve selling mortgage securities owned by the fund and simultaneously contracting to buy back similar mortgage securities with the same coupon on a specified future date -- usually one month forward.) At all times, we "cover" the mortgage dollar rolls by keeping cash or high-grade liquid debt securities equal to the dollar amount of the forward commitment in a segregated account with the fund's custodian.

 . CMOs. During the period, we increased the portfolio's CMO allocation to 9.8%, up from 2.0% a year earlier. Within the sector, we initiated a position in sequential-pay/support CMOs (5.1% as of October 31) and increased the portfolio's position in planned amortization class (PAC) CMOs to 3.5% from 0.9%. These securities were favored for their relative stability and attractive spreads compared with Treasuries, and they benefited performance during the period. The remaining CMO positions were inverse floaters, discussed below.

 . U.S. Treasuries and Repurchase Agreements/Cash Equivalents. The fund's allocation in U.S. Treasuries was reduced to 19.5% from 24.7% a year ago. We significantly underweighted Treasuries relative to the benchmark (45.2%) to focus on other sectors that offered more attractive relative value. In addition, repurchase agreements/cash equivalents accounted for 1.7% of the portfolio, up from 0.4% a year ago.

 . Asset-Backed Securities (ABSs). We increased the fund's allocation in ABSs to 12.5%, up from 9.9% a year ago. The ABS position consisted of short-term, high-credit-quality issues primarily backed by credit card loans, as well as smaller positions in automobile loan debt and other receivables, that offered incremental yield over similar-duration Treasuries. When the period under review began, the ABS market was weak due to uncertainty regarding credit card delinquencies, but those concerns waned and the sector strengthened from January through October. The supply of ABSs was robust during the period, with a wide variety of innovative new issues across a range of maturities, collateral types and structures. Despite the increased issuance, the technical balance of the ABS market remained favorable due to heavy investor demand from foreign banks, insurance companies and an increasing number of corporate "crossover" accounts.
--------------------------------------------------------------------------------

Letter to Shareholders
--------------------------------------------------------------------------------
GS Core Fixed Income Fund (continued)

--------------------------------------------------------------------------------
 . Emerging Market Debt. The portfolio's investments in emerging market debt (4.5%) performed extremely well during the period. We carefully managed the fund's exposure in the sector by stressing higher credit-quality, short-duration bonds. Geographically, we emphasized Latin American countries because we believe this region has the best risk/reward characteristics. During the period, we focused on bonds from Chile, Colombia and the Andean region development bank. We also initiated a new position in investment-grade Mexican bonds.

 . Agency Debentures. Agency debentures, a small position (1.5%), added to the portfolio's diversification and contributed incremental yield. However, we underweighted the sector relative to the Index (6.5%) because our analysis indicated that it did not adequately compensate us given its level of risk.

 .  Duration. As of October 31, the fund's duration matched that of the Index at
4.7 years. Rather than attempting to predict the direction of interest rates, we manage the fund's duration to approximate that of the Index, partly through the use of financial futures. We seek to add incremental return over the Index through sector weighting and individual security selection.

 . Credit Quality. More than half of the portfolio was invested in government and agency securities (51 .1%), with another 12.6% invested in triple-A-rated securities. The remainder of the portfolio was made up of double-A-rated securities (2.7%), single-A-rated securities (12.5%), triple-B-rated securities (19.4%) and cash equivalents
(1.7%).

 . Prudent Use of Derivatives. As noted, the portfolio held positions in asset-backed securities (12.5%), sequential-pay/support CMOs (5.1%) and PAC CMOs (3.5%), which are all typically considered to be lower risk derivatives. In addition, we held a 1.2% position in inverse floaters, which are securities whose coupons reset in the opposite direction from interest rate movements. These securities performed well during the period, offering incremental yield over Treasuries.

Market Outlook

   We are somewhat cautious on the corporate bond sector as it has become expensive relative to Treasuries, but expect the sector to continue to benefit from strong technical and fundamental factors. We intend to continue to overweight industrial and financial issues and underweight utilities due to their regulatory and competitive pressures. In the mortgage pass-through market, certain segments are attractively valued, and we believe that our current seasoned holdings should fare well relative to other sectors if interest rates were to continue to fall and increase the level of prepayments. We are cautiously optimistic on the ABS market, where we expect the sector's significant spread premiums relative to comparably rated corporate securities to continue to buoy investor demand. In addition, Fed surveys indicate that banks have been tightening their underwriting standards over the last three quarters, which should help to allay lingering investor concerns surrounding consumer credit card delinquencies. Finally, we remain optimistic on the prospects for the relative performance of emerging market debt, which continues to offer good value compared with other asset classes. Overall, the economic trends in emerging markets appear to be headed in the right direction and the globalization of financial markets is likely to increase investor interest in the sector. During the coming year, we will continue to actively allocate the portfolio's assets among the various fixed income sectors as their relative value changes.

Distribution Policy

   During the 12-month period under review, the fund's Institutional shares distributed $0.72 per share. From their inceptions through October 31, the fund's Administration and Service shares paid out $0.41 and $0.38 per share, respectively. (The Administration shares' inception date was on February 28, 1996, and the Service shares' inception date was on March 13, 1996.) Dividends are
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
GS Core Fixed Income Fund (continued)

--------------------------------------------------------------------------------
declared daily and paid on a monthly basis. As required by tax law, the fund distributes substantially all of its investment company taxable income.

  In closing, we appreciate your investment and look forward to serving you in the future.

Sincerely,

/s/ Jonathan A Beinner

Jonathan A Beinner

/s/ Richard H. Buckholz

Richard H. Buckholz

/s/ C. Richard Lucy

C. Richard Lucy

/s/ Stephen R. Warren

Stephen R. Warren

Portfolio Managers
GS Core Fixed Income Fund
November 29, 1996
--------------------------------------------------------------------------------

Goldman Sachs Trust
--------------------------------------------------------------------------------

GS Core Fixed Income Fund
--------------------------------------------------------------------------------
October 31, 1996
--------------------------------------------------------------------------------


In accordance with the requirements of the Securities and Exchange Commission, the following data is supplied for the periods ended October 31, 1996. The performance for the GS Core Fixed Income Fund based on the Fund's normal minimum initial investment of $50,000, is compared to its benchmark, the Lehman Brothers Aggregate Bond Index ("Lehman Aggregate Index"). All performance data shown represents past performance and should not be considered indicative of future performance which will fluctuate as market conditions change. The investment return and principal value of an investment will fluctuate with changes in market conditions so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                         HYPOTHETICAL $50,000 INVESTMENT

[GRAPH APPEARS HERE]        [GRAPH APPEARS HERE]         [GRAPH APPEARS HERE]

Institutional Shares/(a)/   Administration Shares         Service Shares

  1/5/94        50000       2/28/96          50000        3/13/96    50000
10/31/94        48500      10/31/96          51780       10/31/96    52450
10/31/95        56124
10/31/96        59492

Lehman Aggregate Index      Lehman Aggregate Index       Lehman Aggregate Index

  1/5/94        50000       2/28/96          50000        3/13/96    50000
10/31/94        46980      10/31/96          51870       10/31/96    52470
10/31/95        54332
10/31/96        57505


  ------------------------ -----------------------------------------------------
                                         Average Annual Total Return
  ------------------------ -----------------------------------------------------
                                    One Year                Since Inception/(a)/
  ------------------------ ---------------------------- ------------------------
  Institutional Shares                5.98%                      6.34%
  ------------------------ ---------------------------- ------------------------
  Administration Shares                N/A                       3.56/(b)/
  ------------------------ ---------------------------- ------------------------
  Service Shares                       N/A                       4.90/(b)/
  ------------------------ ---------------------------- ------------------------

(a) The Institutional, Administration and Service shares commenced operations January 5, 1994, February 28, 1996 and March 13, 1996, respectively

(b) An aggregate total return (not annualized) is shown instead of an average annual total return since the Administration and Service shares have not completed a full twelve months of operations.
--------------------------------------------------------------------------------

Statement of Investments
---------------------------------------------------------------------
GS Core Fixed Income Fund
October 31, 1996


---------------------------------------------------------------------
 Principal      Interest                 Maturity
  Amount          Rate                     Date               Value
=====================================================================
Corporate Bonds--26.8%
Finance Bonds--12.6%
BankAmerica Corp.
$   20,000       6.03%                   05/17/99         $   201,724
Bear Stearns Mortgage Securities, Inc.
 2,045,784       6.50                    03/28/09           1,903,048
Capital One Bank
   600,000       8.63                    01/15/97             603,000
   500,000       8.13                    02/27/98             511,610
Comdisco Inc.
   950,000       9.75                    01/15/97             956,717
   200,000       7.33                    03/06/97             201,112
Conseco Inc.
   340,000      10.50                    12/15/04             402,688
Continental Bank N.A.
   525,000      11.25                    07/01/01             565,971
Countrywide Funding Corp.
   125,000       6.08                    07/14/99             124,166
   250,000       8.43                    11/16/99             263,653
   250,000       7.75                    08/10/01             259,800
Ford Capital Corp.
   200,000       9.38                    01/01/98             207,584
   300,000       9.50                    07/01/01             333,960
General Motors Acceptance Corp.
   275,000       7.63                    03/09/98             281,064
   200,000       7.13                    05/10/00             204,238
   375,000       9.63                    12/15/01             422,483
Meditrust, Inc.
   240,000       7.82                    09/10/26             258,144
Security Pacific Corp.
   995,000      11.50                    11/15/00           1,268,429
Signet Banking Corp.
   240,000       9.63                    06/01/99             257,527
Washington Real Estate Corp.
   120,000       7.13                    08/13/03             120,307
---------------------------------------------------------------------
                                                          $ 9,247,225
---------------------------------------------------------------------
Industrial Bonds--13.7%
360 Communications Co.
$  525,000       7.13%                   03/01/03         $   520,312
Auburn Hills Trust
   210,000      12.00                    05/01/20             316,730
---------------------------------------------------------------------

---------------------------------------------------------------------
 Principal      Interest                 Maturity
  Amount          Rate                     Date               Value
=====================================================================
Corporate Bonds (continued)
Industrial Bonds (continued)
Cablevision Industries Corp.
$  150,000      10.75%                   01/30/02         $   162,534
Continental Airlines, Inc.
   349,679       7.75                    07/02/14             364,513
   569,776       8.56                    07/02/14             620,880
Ford Holdings, Inc.
   300,000       9.25                    03/01/00             325,581
Mitchell Energy & Development Corp.
   400,000       8.00                    07/15/99             410,020
News America Holdings, Inc.
   350,000       9.13                    10/15/99             375,340
   150,000       7.50                    03/01/00             154,083
Northwest Airlines Corp.
   167,795       8.26                    03/10/06             179,500
   575,000       8.97                    01/02/15             605,573
RJR Nabisco Inc.
   175,000       8.00                    07/15/01             175,334
   450,000       8.63                    12/01/02             456,467
Tele-Communications, Inc.
    50,000       6.46                    03/06/00              49,465
   300,000       8.25                    01/15/03             296,652
 1,135,000       6.27                    09/15/03           1,132,764
Tenneco Inc.
 1,175,000      10.00                    08/01/98           1,249,178
Time Warner, Inc.
 1,650,000       7.95                    02/01/00           1,708,410
   400,000       7.98                    08/15/04             409,452
U.S. Air Inc.
   560,072       6.76                    04/15/08             547,711
---------------------------------------------------------------------
                                                          $10,060,499
---------------------------------------------------------------------
Utility Bonds--0.5%
Central Maine Power Co.
$  330,000       7.45%                   08/30/99         $   329,248
---------------------------------------------------------------------
                                                          $   329,248
---------------------------------------------------------------------
Total Corporate Bonds
  (Cost $19,435,482)                                      $19,636,972
---------------------------------------------------------------------
Asset-Backed Securities--12.2%
Airplanes Pass Through Trust Series 1, Class C
$  155,000       8.15%                   03/15/19         $   159,816

---------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Statement of Investments
--------------------------------------------------------------------------------
GS Core Fixed Income Fund (continued)

October 31, 1996


--------------------------------------------------------------------------------
       Principal              Interest               Maturity
        Amount                  Rate                   Date             Value
================================================================================
Asset-Backed Securities (continued)
Chevy Chase Auto Receivables Trust Series 1995-2, Class A
      $  232,121               5.80%                 06/15/02         $  231,466
Discover Card Master Trust, Series 1996-4, Class A
       1,910,000               5.76                  10/16/13          1,926,101
Discover Card Master Trust, Series 1996-4, Class B
       1,100,000               5.93                  10/16/13          1,100,000
General Motors Acceptance Corp. Series 1995, Class A
          99,367               7.15                  03/15/00            100,546
Navistar Financial Corp. Owner Trust, Series 1995-A, Class A2
         291,994               6.55                  11/20/01            293,725
Olympic Automobile Receivables Trust, Series 1994-B, Class A2
         314,669               6.85                  06/15/01            318,757
Premier Auto Trust Series 1995-1, Class A4
         360,000               7.85                  09/04/98            362,023
Premier Auto Trust Series 1995-1, Class A5
          80,000               7.90                  05/04/99             81,150
Sears Credit Account Master Trust, Series 1996-1, Class A
         680,000               6.20                  02/16/06            675,750
Sears Credit Account Master Trust, Series 1995-2, Class A
         550,000               8.10                  06/15/04            577,500
Sears Credit Card Master Trust, Series 1995-3, Class A
         300,000               7.00                  10/15/04            306,561
Standard Credit Card Trust, Series 1990-3, Class A
       1,120,000               9.50                  07/10/98          1,140,294
Standard Credit Card Trust, Series 1990-6, Class B
         900,000               9.63                  09/10/98            924,183
Standard Credit Card Trust, Series 1994-4, Class A
         680,000               8.25                  11/07/03            726,111
--------------------------------------------------------------------------------
Total Asset-Backed Securities
     (Cost $8,987,847)                                                $8,923,983
--------------------------------------------------------------------------------
Emerging Market Debt--3.9%
Bancoldex
      $  160,000               8.63%                 06/02/00         $  164,731
Corp. Andina de Fomento
         200,000               7.25                  04/30/98            202,294
          40,000               8.38                  07/29/01             40,698
Empresa Col Petroleos
         900,000               7.25                  07/08/98            904,563
Financiera Energy Nacional
         530,000               6.63                  12/13/96            534,400
         160,000               9.38                  06/15/06            165,234
--------------------------------------------------------------------------------
Emerging Market Debt (continued)

Instituto de Fomento Industrial
      $   80,000               8.38%                 07/29/01         $   81,397
Korea Electric Power
         266,952               7.40                  04/01/16            269,197
YPF Sociedad Anonima
         456,886               7.50                  10/26/02            463,036
--------------------------------------------------------------------------------
Total Emerging Market Debt
   (Cost $2,799,425)                                                  $2,825,550
--------------------------------------------------------------------------------
Government Bonds--0.9%
Province of Quebec
      $  520,000              13.25%                 09/15/14         $  630,058
--------------------------------------------------------------------------------
Total Government Bonds
   (Cost $653,628)                                                    $  630,058
--------------------------------------------------------------------------------
Mortgage Backed Obligations--31.1%
Federal Home Loan Mortgage Corp. (FHLMC((b)
      $4,500,000               7.50%                 TBA-30 Yr(b)     $4,515,435
       1,208,677               6.00                  TBA-30 Yr(b)      1,198,196
Federal National Mortgage Association (FNMA)
       1,000,000               7.00                  TBA-30 Yr(b)        980,930
       1,000,000               8.00                  11/15/16          1,020,000
         126,229               8.50                  06/01/06            131,790
         125,861               8.50                  09/01/06            131,406
         720,814               8.50                  03/01/10            752,213
         500,000               6.25                  07/25/18            492,810
         989,360               7.00                  02/01/26            970,493
       1,000,001               8.50                  07/01/26          1,034,681
FNMA Remic Trust, Series 1993-201G
       1,000,000               3.50                  05/25/19            871,560
GE Capital Mortgage Services, Inc. Series 1994-17, Class A10
       2,000,000               7.00                  05/25/24          1,842,500
Government National Mortgage Association (GNMA)
       1,000,000               7.00                  TBA-30 Yr(b)        980,620
       1,000,000               7.50                  TBA-30 Yr(b)      1,003,120
       3,000,000               8.00                  TBA-30 Yr(b)      3,067,500
       1,000,000               8.50                  TBA-30 Yr(b)      1,038,120
         342,966               8.00                  02/15/17            356,042
         850,876               7.50                  03/15/23            857,785

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

----------------------------------------------------------------------
GS Core Fixed Income Fund   (continued)
October 31, 1996

----------------------------------------------------------------------
 Principal            Interest          Maturity
   Amount               Rate              Date             Value
======================================================================

Mortgage Backed Obligations(continued)
Government National Mortgage Association (GNMA)--(continued)
$    512,583             7.00%         08/15/23          $   505,699
     124,369             7.50          08/15/23              125,379
Prudential Home Mortgage Securities Corp., Series 1992-39 A8
   1,000,000             7.74          12/25/07              892,270
----------------------------------------------------------------------
Total Mortgage Backed Obligations
   (Cost $22,482,170)                                    $22,768,549
----------------------------------------------------------------------
Sovereign Credit--1.3%
United Mexican States
$    650,000             7.69%         08/06/01          $   658,769
State of Israel
     300,000             6.38          12/15/05              286,611
----------------------------------------------------------------------
Total Sovereign Credit
   (Cost $926,260)                                       $   945,380
----------------------------------------------------------------------
U.S. Government Agency Obligations--1.5%
Federal Home Loan Mortgage Corp. (FHLMC)
$    300,000             8.20%         01/16/98          $   301,734
     250,000             6.83          09/18/02              249,023
Resolution Funding Corp. Principal-Only Stripped Securities/(c)/
   1,790,000             7.08          10/15/20              335,392
   1,140,000             7.08          01/15/21              210,136
----------------------------------------------------------------------
Total U.S. Government Agency Obligations
   (Cost $1,058,170)                                     $ 1,096,285
----------------------------------------------------------------------
U.S. Treasury Obligations--19.3%
United States Treasury Bonds
$  3,900,000             8.75%         05/15/17          $ 4,772,625
      30,000             8.88          08/15/17               37,153
     150,000             8.75          08/15/20              185,180
     120,000             7.88          02/15/21              135,900
United States Treasury Interest-Only Stripped Securities/(d)/
   2,250,000             6.69          08/15/09              968,063
     350,000             6.75          11/15/10              137,736
United States Treasury Notes
   1,200,000             5.88          04/30/98            1,203,744
   3,250,000             6.88          08/31/99            3,331,250
     100,000             6.13          07/31/00              100,375
   2,090,000             7.88          11/15/04            2,293,775
United States Treasury Principal-Only Stripped Securities/(c)/
      40,000             5.54          11/15/97               37,792
     590,000             6.41          11/15/04              354,885
   2,920,000             6.95          05/15/20              581,460
----------------------------------------------------------------------
Total U.S. Treasury Obligations
   (Cost $13,792,338)                                    $14,139,938
----------------------------------------------------------------------
Repurchase Agreements--19.0%
Joint Repurchase Agreement Account/(a)/
$ 13,900,000             5.58%         11/01/96          $13,900,000
----------------------------------------------------------------------
Total Repurchase Agreements
   (Cost $13,900,000)                                    $13,900,000
----------------------------------------------------------------------
Total Investments
   (Cost $84,035,320/(e)/)                               $84,866,715
======================================================================

Futures contracts open at October 31, 1996 are as follows:

                           Number of
                           Contracts     Settlement      Unrealized
          Type             Long (f)        Month            Gain
------------------------- ------------ ---------------  ------------
Euro Dollars                     5     December 1996       $5,125
Euro Dollars                     5     March 1997           6,875
Euro Dollars                     3     September 1997         825
Euro Dollars                     5     June 1997            7,500
Euro Dollars                     5     June 1998            3,625
5-Year U.S. Treasury
Notes                            7     December 1996        8,641
10-Year U.S. Treasury
Notes                           18     December 1996       65,625
=====================================================================
                                                          $98,216
                                                        -----------
Federal Income Tax Information:
Gross unrealized gain for investments in
   which value exceeds cost                             $ 993,383
Gross unrealized loss for investments in
   which cost exceeds value                              (243,229)
=====================================================================
Net unrealized gain                                     $ 750,154
---------------------------------------------------------------------

/(a)/Portions of these securities are being segregated for open TBA purchases, mortgage dollar rolls and futures.
/(b)/TBA (To Be Assigned) securities are purchased on a forward commitment basis with an approximate (generally + / -2.5%) principal amount and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.
/(c)/The interest rate disclosed for these securities represents effective yields to maturity.
/(d)/Represents security with notional or nominal principal amount. The actual effective yield of this security is different than the stated rate due to the amortization of related premiums.
/(e)/The aggregate cost for federal income tax purposes is $84,116,561. /(f)/Each Euro Dollar contract represents $1,000,000 in notional par value. Each
     5-Year U.S. Treasury Note and, 10-Year U.S. Treasury Note contract represents $100,000 in notional par value. The total notional amount and market value are $25,500,000 and $8,144,325, respectively. The determination of notional amounts and market value as presented here are indicative only of volume of activity and not a measure of market risk.

The percentages shown for each investment category reflect the value of investments in that category as a percentage of total net assets.
--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Trust
--------------------------------------------------------------------------------
Statements of Assets and Liabilities
October 31, 1996

--------------------------------------------------------------------------------

                                                                     GS Adjustable      GS Short         GS Short        GS Core
                                                                         Rate           Duration         Duration         Fixed
                                                                      Government       Government        Tax-Free         Income
                                                                         Fund             Fund             Fund            Fund
                                                                     ==============================================================
Assets:
Investments in securities, at value (cost $618,544,961, $100,440,420,
  $36,328,338 and $84,035,320, respectively)                          $617,783,125     $1O1,067,616     $36,530,762     $84,866,715
Receivables:
  Investment securities sold                                             9,023,710               --       2,639,947       4,512,122
  Interest                                                               6,238,391          962,570         560,207         981,011
  Fund shares sold                                                          93,534            9,761          48,407
  Variation margin                                                              --               --              --           5,475
Cash                                                                        23,482           85,863         133,870          70,206
Deferred organization expenses, net                                             --               --          20,748          53,352
Other assets                                                               186,057          127,499          66,001          66,089
-----------------------------------------------------------------------------------------------------------------------------------
   Total assets                                                        633,348,299      102,253,309      39,999,942      90,554,970
-----------------------------------------------------------------------------------------------------------------------------------
Liabilities:
Payables:
  Dividends                                                              1,479,757          109,402          20,960          23,483
  Investment securities purchased                                        3,134,490               --       4,336,434      17,313,687
  Fund shares repurchased                                                  732,405           55,958          20,916           6,846
  Variation margin                                                          20,125              256              --              --
  Investment adviser fees                                                  210,539           34,534          11,033          22,677
  Transfer agent fees                                                       46,181               --           5,254           3,058
  Authorized dealer service fees                                             1,675               --              --              --
Accrued expenses and other liabilities                                      54,249           35,598          48,693          40,800
-----------------------------------------------------------------------------------------------------------------------------------
   Total liabilities                                                     5,679,421          235,748       4,443,290      17,410,551
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets:
Paid in capital                                                        680,810,713      115,128,671      39,403,964      72,421,889
Accumulated undistributed (distributions in excess of) net
  investment income                                                     (3,441,783)         770,624          90,133          33,551
Accumulated net realized loss on investment and futures
  transactions                                                         (49,082,170)     (14,541,811)     (4,139,869)       (240,632)
Net unrealized gain (loss) on investments and futures                     (617,882)         660,077         202,424         929,611
-----------------------------------------------------------------------------------------------------------------------------------
   Net assets                                                         $627,668,878     $102,017,561     $35,556,652     $73,144,419
===================================================================================================================================
Net asset value, offering and redemption price per share
 Institutional shares                                                        $9.83            $9.83           $9.96           $9.85
 Administration shares                                                       $9.83            $9.85           $9.96           $9.84
 Service shares                                                                 --            $9.82           $9.97           $9.86
 Class A shares(a)                                                           $9.83               --              --              --
===================================================================================================================================
Shares Outstanding:
Institutional shares                                                    62,407,407       10,168,881       3,494,408       7,312,322
Administration shares                                                      385,738           25,537           4,845          71,240
Service shares                                                                  --          185,492          69,696          38,782
Class A shares                                                           1,091,335               --              --              --
-----------------------------------------------------------------------------------------------------------------------------------
   Total shares of beneficial interest outstanding, $.001 par value
     (unlimited number of shares authorized)                            63,884,480       10,379,910       3,568,949       7,422,344
===================================================================================================================================

(a) Maximum public offering price per share (NAV per share x 1.0152) for Class A shares of GS Adjustable Rate Government Fund is $9.97
--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Trust
--------------------------------------------------------------------------------
Statements of Operations
October 31, 1996

------------------------------------------------------------------------------------------------------------------------------------
                                                                           GS Adjustable     GS Short      GS Short       GS Core
                                                                                Rate         Duration      Duration        Fixed
                                                                             Government     Government     Tax-Free        Income
                                                                                Fund           Fund          Fund           Fund
                                                                          ==========================================================

Investment income:
Interest, net (a)                                                           $39,925,070     $7,068,555     $1,979,825    $4,292,039
------------------------------------------------------------------------------------------------------------------------------------
     Total income                                                            39,925,070      7,068,555      1,979,825     4,292,039
------------------------------------------------------------------------------------------------------------------------------------
Expenses:
Investment adviser fees                                                       2,535,709        514,200        169,796       246,568
Distribution fees                                                                30,905             --             --            --
Authorized dealer service fees                                                   30,905             --             --            --
Administration share fees                                                         9,833            107            129           751
Service share fees                                                                   --          1,222          2,322           422
Transfer agent fees                                                             278,337             --         16,980        24,657
Custodian fees                                                                  136,975         66,180         53,929        81,841
Professional fees                                                                86,751         56,020         54,712        53,340
Registration fees                                                                72,001         37,210         44,701        48,435
Amortization of deferred organization expenses                                   20,848             --         22,735        24,562
Trustees' fees                                                                    1,899          1,287            760           915
Other                                                                           106,857         59,952         65,554        30,136
------------------------------------------------------------------------------------------------------------------------------------
     Total expenses                                                           3,311,020        736,178        431,618       511,627
     Less--Expenses reimbursable and fees waived by Goldman Sachs              (417,768)      (272,069)      (238,097)     (233,065)
------------------------------------------------------------------------------------------------------------------------------------
     Net expenses                                                             2,893,252        464,109        193,521       278,562
------------------------------------------------------------------------------------------------------------------------------------
     Net investment income                                                   37,031,818      6,604,446      1,786,304     4,013,477
------------------------------------------------------------------------------------------------------------------------------------
Realized and unrealized gain (loss) on investment and
   futures transactions:
Net realized gain (loss) from:
   Investment transactions                                                     (310,326)      (222,458)       367,144      (108,070)
   Futures transactions                                                      (2,192,298)      (345,361)       (35,506)     (145,350)
Net change in unrealized gain (loss) on:
   Investments                                                                6,892,986        661,003       (396,071)     (192,910)
   Futures                                                                      818,120        (41,385)            --       117,560
------------------------------------------------------------------------------------------------------------------------------------
     Net realized and unrealized gain (loss)  on investment and futures
        transactions                                                          5,208,482         51,799        (64,433)     (328,770)
------------------------------------------------------------------------------------------------------------------------------------
     Net increase in net assets resulting from operations                   $42,240,300    $ 6,656,245    $ 1,721,871    $3,684,707
====================================================================================================================================
(a) Net of $1,314 in foreign withholding tax for the Core Fixed Income Fund.


--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Trust
--------------------------------------------------------------------------------
Statements of Changes in Net Assets
October 31, 1996

------------------------------------------------------------------------------------------------------------------------------
                                                                    GS Adjustable       GS Short     GS Short        GS Core
                                                                         Rate           Duration      Duration        Fixed
                                                                      Government       Government    Tax-Free         Income
                                                                         Fund             Fund         Fund            Fund
                                                                    ----------------------------------------------------------
From Operations:
Net investment income                                               $ 37,031,818       $6,604,446     $1,786,304    $4,013,477
Net realized gain (loss) from investment and futures transactions     (2,502,624)        (567,819)       331,638      (253,420)
Net change in unrealized gain (loss) on investments and futures        7,711,106          619,618       (396,071)      (75,350)
------------------------------------------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations              42,240,300        6,656,245      1,721,871     3,684,707
------------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders from:
Net investment income
   Institutional shares                                              (36,233,589)      (6,561,519)    (1,766,892)   (4,019,797)
   Administration shares                                                (220,450)          (2,548)        (2,032)      (19,144)
   Service shares                                                             --          (14,792)       (17,380)       (5,349)
   Class A shares                                                       (577,779)              --             --            --
In excess of net investment income
   Institutional shares                                               (1,304,006)              --             --            --
   Administration shares                                                  (7,930)              --             --            --
   Class A shares                                                        (20,794)              --             --            --
Net realized gain (loss) on investment, and future transactions
   Institutional shares                                                       --               --             --      (450,016)
------------------------------------------------------------------------------------------------------------------------------
    Total distributions to shareholders                              (38,364,548)      (6,578,859)    (1,786,304)   (4,494,306)
------------------------------------------------------------------------------------------------------------------------------
From Share Transactions:
Net proceeds from sales of shares                                    406,586,374       42,019,441     22,248,684    21,976,567
Reinvestment of dividends and distributions                           18,181,648        4,153,816      1,401,492     4,315,748
Cost of shares repurchased                                          (477,107,914)     (47,993,112)   (46,918,400)   (7,840,575)
------------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting
    from shares transactions                                         (52,339,892)      (1,819,855)   (23,268,224)   18,451,740
------------------------------------------------------------------------------------------------------------------------------
    Total (decrease) increase                                        (48,464,140)      (1,742,469)   (23,332,657)   17,642,141
Net Assets:
------------------------------------------------------------------------------------------------------------------------------
Beginning of year                                                   $676,133,018     $103,760,030    $58,889,309   $55,502,278
------------------------------------------------------------------------------------------------------------------------------
End of year                                                         $627,668,878     $102,017,561    $35,556,652   $73,144,419
------------------------------------------------------------------------------------------------------------------------------
Accumulated (distributions in excess of) undistributed
net investment income                                              $  (3,441,783)   $     770,624   $     90,133  $     33,551
------------------------------------------------------------------------------------------------------------------------------
Summary of Share Transactions:
   Shares sold                                                        41,534,978        4,293,467      2,233,482     2,244,430
   Reinvestment of dividends and distributions                         1,856,783          424,274        140,950       439,299
   Shares repurchased                                                (48,741,470)      (4,905,357)    (4,727,959)     (811,075)
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in shares outstanding                         (5,349,709)        (187,616)    (2,353,527)    1,872,654
------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.
                                      32

Goldman Sachs Trust
--------------------------------------------------------------------------------
Statements of Changes in Net Assets
For the Year Ended October 31, 1995

--------------------------------------------------------------------------------

                                                                              GS Adjustable     GS Short-Term
                                                                                   Rate           Government
                                                                                Government          Agency
                                                                               Agency Fund           Fund
                                                                              ==================================
From Operations:
Net investment income                                                          $ 42,586,453     $  8,885,667
Net realized gain (loss) from investment and futures transactions               (12,000,479)      (4,030,174)
Net change in unrealized gain on investments and futures                         16,138,367        5,735,691
----------------------------------------------------------------------------------------------------------------
     Net increase in net assets resulting from operations                        46,724,341       10,591,184
----------------------------------------------------------------------------------------------------------------
Distributions to Shareholders from:
Net investment income
   Institutional shares                                                         (42,629,917)      (8,684,213)
   Administration shares                                                           (278,448)         (11,164)
   Service shares                                                                        --               --
   Class A shares                                                                  (425,863)              --
In excess of net investment income
   Institutional shares                                                          (2,124,188)              --
   Administration shares                                                            (13,875)              --
   Class A shares                                                                   (21,220)              --
----------------------------------------------------------------------------------------------------------------
     Total distributions to shareholders                                        (45,493,511)      (8,695,377)
----------------------------------------------------------------------------------------------------------------
From Share Transactions:
Net proceeds from sales of shares                                               456,762,969       49,034,023
Proceeds from reorganizations                                                    37,593,780               --
Reinvestment of dividends and distributions                                      21,273,685        4,993,443
Cost of shares repurchased                                                     (790,211,526)    (145,988,674)
----------------------------------------------------------------------------------------------------------------
     Net (decrease) increase in net assets resulting from share
        transactions                                                           (274,581,092)     (91,961,208)
----------------------------------------------------------------------------------------------------------------
     Total (decrease) increase                                                 (273,350,262)     (90,065,401)
Net Assets:
Beginning of year                                                               949,483,280      193,825,431
----------------------------------------------------------------------------------------------------------------
End of year                                                                    $676,133,018     $103,760,030
================================================================================================================
Accumulated (distributions in excess of) undistributed net investment
   income                                                                      $ (2,129,902)    $    708,450
================================================================================================================
Summary of Share Transactions:
   Shares sold                                                                   46,809,171        5,072,030
   Shares exchanged in reorganizations                                            3,843,169               --
   Reinvestment of dividends and distributions                                    2,181,117          516,178
   Shares repurchased                                                           (81,125,615)     (15,135,663)
----------------------------------------------------------------------------------------------------------------
Net (decrease) increase in shares outstanding                                   (28,292,158)      (9,547,455)
================================================================================================================

                                                                               GS Short       GS Core
                                                                               Duration        Fixed
                                                                               Tax-Free        Income
                                                                                 Fund           Fund
                                                                             ============================
From Operations:
Net investment income                                                          $ 2,814,454    $2,248,195
Net realized gain (loss) from investment and futures transactions                 (472,312)      921,130
Net change in unrealized gain on investments and futures                         1,270,197     1,663,176
---------------------------------------------------------------------------------------------------------
     Net increase in net assets resulting from operations                        3,612,339     4,832,501
---------------------------------------------------------------------------------------------------------
Distributions to Shareholders from:
Net investment income
   Institutional shares                                                         (2,771,793)   (2,253,625)
   Administration shares                                                           (20,584)           --
   Service shares                                                                  (22,077)           --
   Class A shares                                                                       --            --
In excess of net investment income
   Institutional shares                                                                 --            --
   Administration shares                                                                --            --
   Class A shares                                                                       --            --
---------------------------------------------------------------------------------------------------------
     Total distributions to shareholders                                        (2,814,454)   (2,253,625)
---------------------------------------------------------------------------------------------------------
From Share Transactions:
Net proceeds from sales of shares                                               36,468,900    30,256,879
Proceeds from reorganizations                                                           --            --
Reinvestment of dividends and distributions                                      1,873,154     2,232,160
Cost of shares repurchased                                                     (67,865,169)   (4,073,379)
---------------------------------------------------------------------------------------------------------
     Net (decrease) increase in net assets resulting from share
        transactions                                                           (29,523,115)   28,415,660
---------------------------------------------------------------------------------------------------------
     Total (decrease) increase                                                 (28,725,230)   30,994,536
Net Assets:
Beginning of year                                                               87,614,539    24,507,742
---------------------------------------------------------------------------------------------------------
End of year                                                                    $58,889,309   $55,502,278
=========================================================================================================
Accumulated (distributions in excess of) undistributed net investment
   income                                                                      $    67,398   $    40,202
=========================================================================================================
Summary of Share Transactions:
   Shares sold                                                                   3,733,382     3,077,397
   Shares exchanged in reorganizations                                                  --            --
   Reinvestment of dividends and distributions                                     190,942       230,595
   Shares repurchased                                                           (6,950,294)     (411,156)
---------------------------------------------------------------------------------------------------------
Net (decrease) increase in shares outstanding                                   (3,025,970)    2,896,836
=========================================================================================================

The accompanying notes are an integral part of these financial statements.
                                                                   33

Goldman Sachs Trust
--------------------------------------------------------------------------------
Notes to Financial Statements

October 31, 1996


--------------------------------------------------------------------------------
1.    Organization

      Goldman Sachs Trust (the "Trust") is a Massachusetts business trust registered under the Investment Company Act of 1940 (as amended) as an open-end, management investment company. Included in this report are the financial statements for the GS Adjustable Rate Government Fund, GS Short Duration Government Fund, GS Short Duration Tax-Free Fund and GS Core Fixed Income Fund, collectively, ("the Funds"). The Funds are diversified portfolios of the Trust offering three classes of shares - Institutional shares, Administration shares and Service shares. In addition, the GS Adjustable Rate Government Fund offers Class A shares.

2.    Significant Accounting Policies

      The following is a summary of significant accounting policies consistently followed by the Funds which are in conformity with those generally accepted in the investment company industry. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts.

      A.   Investment Valuation
      -------------------------

      Investments in mortgage backed, asset backed and U.S. Treasury obligations for which accurate market quotations are readily available are valued on the basis of quotations furnished by a pricing service or provided by dealers in such securities. Other securities are valued based on yield equivalents, a pricing matrix or other sources, under valuation procedures established by the Trust's Board of Trustees. Portfolio securities for which accurate market quotations are not readily available are valued based on yield equivalents, pricing matrix or other sources, under valuation procedures established by the Trust's Board of Trustees. Short-term debt obligations maturing in sixty days or less are valued at amortized cost.

      B.   Security Transactions and Investment Income
      ------------------------------------------------

      Security transactions are recorded on trade date. Realized gains and losses on sales of portfolio securities are calculated on the identified cost basis. Interest income is recorded on the basis of interest accrued. Premiums on interest-only securities and on collateralized mortgage obligations with nominal principal amounts are amortized, on an effective yield basis, over the expected lives of the respective securities, taking into account actual principal prepayment experience and estimates of future principal prepayments. Certain mortgage security paydown gains and losses are taxable as ordinary income. Such paydown gains and losses increase or decrease taxable ordinary income available for distribution and are classified as interest income in the accompanying Statements of Operations. Original issue discounts ("OID") on debt securities are amortized to interest income over the life of the security with a corresponding increase in the cost basis of that security. OID amortization on mortgage backed REMIC securities is initially recorded based on estimates of principal paydowns using the most recent OID factors available from the issuer. Recorded amortization amounts are adjusted when actual OID factors are received. Market premiums resulting from the purchase of long-term debt securities are amortized to interest income over the life of the security with a corresponding decrease in the cost basis of that security for GS Short Duration Tax-Free Fund. Market discounts and market premiums on debt securities, other than mortgage backed securities, are amortized to interest income over the life of the security with a corresponding adjustment in the cost basis of that security for GS Core Fixed Income Fund.

      C.   Mortgage Dollar Rolls
      --------------------------

      The Funds, with the exception of the GS Short Duration Tax-Free Fund, may enter into mortgage "dollar rolls" in which the Fund sells securities in the current month for delivery and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund benefits to the extent of any price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund will hold and maintain in a segregated account, until the settlement date, cash or liquid, high-grade debt securities in an amount equal to the forward purchase price. For financial reporting and tax reporting purposes, the Fund treats mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale.

      D.   Futures Contracts
      ----------------------

      The Funds may enter into futures transactions in order to hedge against changes in interest rates, securities prices, currency exchange rates in the case of GS Core Fixed Income Fund or to seek to increase total return. A Fund will engage in futures transactions only for bona fide hedging purposes as defined in regulations of the CFTC or to seek to increase total return to the extent permitted by such regulations. The use of futures contracts involve, to varying degrees, elements of market risk which may exceed the amounts recognized in the Statements of Assets and Liabilities.

      Upon entering into a futures contract, a Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirement of the futures exchange on which the contract is traded. Subsequent payments ("variation margin") are made or received by the Fund each day, dependent on the daily fluctuations in the value of the contract, and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize, for book purposes, a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price, unless such price does not reflect the fair market value of the contract, in which case the position will be valued using methods as approved by the Board of Trustees.

      Certain risks may arise upon entering into futures contracts. The predominant risk is that the changes in the value of the futures contract may not directly correlate with changes in the value of the underlying securities. This risk may decrease the effectiveness of the Funds' hedging strategies and may also result in a loss to the Funds.

      E.   Deferred Organization Expenses
      -----------------------------------

      Organization-related costs are being amortized on a straight-line basis over a period of five years.

      F.   Expenses
      -------------

      Expenses incurred by the Trust that do not specifically relate to an individual portfolio of the Trust are allocated to the portfolios based on each portfolio's relative average net assets for the period.

      Shareholders of Administration shares and Service shares bear all expenses and fees paid to service organizations for their services with respect to such shares as well as other expenses (subject to expense limitations) which are directly attributable to such shares. For the GS Adjustable Rate Government Fund, shareholders of Class A shares bear all expenses and fees relating to the distribution and authorized dealer service plans as well as other expenses which are directly attributable to such shares.

      G.   Federal Taxes
      ------------------

      It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable and tax-exempt income to its shareholders. Accordingly, no federal tax provisions are required.

Goldman Sachs Trust
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)

October 31, 1996


--------------------------------------------------------------------------------
      The characterization of distributions to shareholders for financial statement purposes as either from or in excess of net investment income or net realized gain on investment transactions, or from capital, depends on the type of book/tax differences that may exist as well as timing differences associated with having different book and tax year ends.

      At October 31, 1996, the Funds had approximately the following amounts of capital loss carryforward for U.S. federal tax purposes:

                                                                   Years of
Fund                                           Amount             Expiration
--------------------------------------- ---------------------  -----------------
GS Adjustable Rate
   Government Fund                          $47,923,000             2000-2003
GS Short Duration Government
   Fund                                     $13,272,000             2002-2003
GS Short Duration Tax-Free
   Fund                                      $4,271,000             2002-2003
GS Core Fixed Income
   Fund                                         $77,000                2004

      These amounts are available to be carried forward to offset future capital gains to the extent permitted by applicable laws or regulations.

3.    Agreements

      Goldman Sachs Funds Management, L.P. ("GSFM"), an affiliate of Goldman, Sachs & Co. ("Goldman Sachs"), serves as the investment adviser for the GS Adjustable Rate Government and GS Short Duration Government Funds pursuant to Investment Advisory Agreements. Goldman Sachs Asset Management ("GSAM"), a separate operating division of Goldman Sachs, serves as the investment adviser for the GS Short Duration Tax-Free and GS Core Fixed Income Funds pursuant to Investment Advisory Agreements. Under the Investment Advisory Agreements, the adviser, subject to the general supervision of the Trust's Board of Trustees, manages the Funds' portfolios and provides for the administration of the Funds' other affairs. As compensation for the services rendered under the Investment Advisory Agreements and the assumption of the expenses related thereto, the adviser is entitled to a fee, computed daily and payable monthly at an annual rate equal to .40% of average daily net assets of GS Adjustable Rate Government, GS Short Duration Tax-Free and GS Core Fixed Income Funds and .50% of average daily net assets of GS Short Duration Government Fund. Until further notice, GSFM has voluntarily agreed not to impose .10% of its investment advisory fee for the GS Short Duration Government Fund. For the year ended October 31, 1996, investment advisory fees of approximately $103,000 were waived for the GS Short Duration Government Fund.

      The adviser has voluntarily agreed to limit certain of the Funds' expenses (excluding investment advisory fees, taxes, interest, brokerage, litigation, administrative and service share fees, indemnification and other extraordinary expenses and with respect to GS Adjustable Rate Government Class A shares, distribution and authorized dealer service fees) to the extent that such expenses exceed .05% per annum of each Fund's average daily net assets. For the year ended October 31, 1996, the amount of reimbursed expenses for the GS Adjustable Rate Government, GS Short Duration Government, GS Short Duration Tax-Free and GS Core Fixed Income Funds were approximately $387,000, $169,000, $238,000 and $233,000, respectively. The amounts reimbursable to the GS Adjustable Rate Government, GS Short Duration Government, GS Short Duration Tax-Free and the GS Core Fixed Income Funds at October 31, 1996 were approximately $29,000, $12,000, $31,000 and $19,000, respectively, and are included in "Other assets" in the accompanying Statements of Assets and Liabilities.

      Goldman Sachs serves as Distributor of the shares of the Funds pursuant to a Distribution Agreement and receives no compensation in this capacity with the exception of GS Adjustable Rate Government Fund Class A shares. At October 31, 1996, Goldman Sachs retained approximately $79,000 of sales load related to Class A shares. Goldman Sachs also serves as Transfer Agent of the Funds for a fee.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      The Trust, on behalf of the GS Adjustable Rate Government Fund, has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 for the Class A shares. Under the Plan, Goldman Sachs is entitled to receive a quarterly distribution fee equal, on an annual basis, to .25% of the average daily net assets of Class A shares. Currently, Goldman Sachs has agreed to voluntarily waive this distribution fee. Distribution fees waived for the period amounted to approximately $31,000.

      The Trust, on behalf of the GS Adjustable Rate Government Fund, has adopted a non-Rule 12b-1 Authorized Dealer Service Plan (the "Service Plan") pursuant to which Goldman Sachs and Authorized Dealers are compensated for providing personal and account maintenance services. GS Adjustable Rate Government Fund pays a fee under the Service Plan equal, on an annual basis, to
 .25% of its average daily net assets attributable to Class A shares.

      For the year ended October 31, 1996, GS Adjustable Rate Government Fund, GS Short Duration Government Fund, GS Short Duration Tax-Free Fund and GS Core Fixed Income Fund incurred commission expenses of approximately $108,000, $24,000, $1,000 and $4,000, respectively, in connection with futures contracts entered into with Goldman Sachs. At October 31, 1996, GS Adjustable Rate Government Fund had approximately $20,000, payable to Goldman Sachs related to variation margin on futures contracts. Approximately $5,000 relating to variation margin was due to the GS Core Fixed Income Fund from Goldman Sachs.

4.    Line of Credit Facility
      The Funds participate in a $100,000,000 uncommitted, unsecured revolving line of credit facility to be used solely for temporary or emergency purposes. Under the most restrictive arrangement, each fund must own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on the borrowings is based on the federal funds rate. During the year ended October 31, 1996, the Funds did not have any borrowings under this facility.


5.    Investment Transactions
      Purchases and proceeds of sales or maturities of long-term securities for the year ended October 31, 1996, were as follows:


================================================================================
                            GS            GS           GS
                        Adjustable       Short        Short              GS
                           Rate        Duration      Duration        Core Fixed
                        Government    Government     Tax-Free          Income
                           Fund          Fund          Fund             Fund
--------------------------------------------------------------------------------
Purchases of U.S.
  Government and
  agency obligations   $319,204,368   $117,205,724      --          $227,149,602
--------------------------------------------------------------------------------
Purchases (excluding
  U.S. Government and
  agency obligations)       --             --      $101,504,852       41,015,852
--------------------------------------------------------------------------------
Sales or maturities of
  U.S. Government and
  agency obligations    370,448,093    113,784,637      --           251,512,185
--------------------------------------------------------------------------------
Sales or maturities
  (excluding U.S.
  Government and
  agency obligations)       --             --      128,041,004        19,684,141
--------------------------------------------------------------------------------


6.    Summary of Share Transactions

Share activity for the year ended October 31, 1996 is as follows:


Fund                                         Dollars               Shares
--------------------------------------------------------------------------------
GS Adjustable Rate Government Fund

Institutional Shares:
   Shares sold                             $391,363,204          39,981,299
   Reinvestment of dividends and
     distributions                           17,432,484           1,780,288
   Shares repurchased                      (456,776,795)        (46,666,343)
                                       ----------------------------------------
                                            (47,981,107)         (4,904,756)
                                       ----------------------------------------

Administration Shares:
   Shares sold                                1,457,872             148,981
   Reinvestment of dividends and
     distributions                               94,420               9,641
   Shares repurchased                        (1,356,764)           (138,609)
                                       ----------------------------------------
                                                195,528              20,013
                                       ----------------------------------------

Goldman Sachs Trust
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)

October 31, 1996


--------------------------------------------------------------------------------------------
Fund:                                                       Dollars                 Shares
--------------------------------------------------------------------------------------------
Class A Shares:
   Shares sold                                          $  13,765,298              1,404,698
   Reinvestment of dividends and distributions                654,744                 66,854
   Shares repurchased                                     (18,974,355)            (1,936,518)
                                                       -------------------------------------
                                                           (4,554,313)              (464,966)
                                                       -------------------------------------
   Total                                                $ (52,339,892)            (5,349,709)
                                                       =====================================
GS Short Duration Government Fund
Institutional Shares:
   Shares sold                                          $  39,855,638              4,072,082
   Reinvestment of dividends and distributions              4,137,041                422,559
   Shares repurchased                                     (47,875,174)            (4,893,286)
                                                       -------------------------------------
                                                           (3,882,495)              (398,645)
                                                       -------------------------------------
Administration Shares:
   Shares sold                                                326,101                 33,251
   Reinvestment of dividends and distributions                  2,032                    207
   Shares repurchased                                         (77,312)                (7,921)
                                                       -------------------------------------
                                                              250,821                 25,537
                                                       -------------------------------------
Service Shares:
   Shares sold                                              1,837,702                188,134
   Reinvestment of dividends and distributions                 14,743                  1,508
   Shares repurchased                                         (40,626)                (4,150)
                                                       -------------------------------------
                                                            1,811,819                185,492
                                                       -------------------------------------
   Total                                                $  (1,819,855)              (187,616)
                                                       =====================================

GS Short Duration Tax-Free Fund
Institutional Shares:
   Shares sold                                          $  20,777,050              2,085,253
   Reinvestment of dividends and distributions              1,383,351                139,126
   Shares repurchased                                     (45,664,878)            (4,601,865)
                                                       -------------------------------------
                                                          (23,504,477)            (2,377,486)
                                                       -------------------------------------
Administration Shares:
   Shares sold                                                105,302                 10,672
   Reinvestment of dividends and distributions                  2,017                    203
   Shares repurchased                                        (105,478)               (10,644)
                                                       -------------------------------------
                                                                1,841                    231
                                                       -------------------------------------
Service Shares:
   Shares sold                                          $   1,366,332                137,557
   Reinvestment of dividends and distributions                 16,124                  1,621
   Shares repurchased                                      (1,148,044)              (115,450)
                                                       -------------------------------------
                                                              234,412                 23,728
                                                       -------------------------------------
   Total                                                $ (23,268,224)            (2,353,527)
                                                       =====================================
GS Core Fixed Income Fund
Institutional Shares:
   Shares sold                                          $  20,524,422              2,094,833
   Reinvestment of dividends and distributions              4,292,533                436,903
   Shares repurchased                                      (7,431,360)              (769,104)
                                                       -------------------------------------
                                                           17,385,595              1,762,632
                                                       -------------------------------------
Administration Shares:
   Shares sold                                              1,029,912                106,074
   Reinvestment of dividends and distributions                 17,883                  1,847
   Shares repurchased                                        (358,284)               (36,681)
                                                       -------------------------------------
                                                              689,511                 71,240
                                                       -------------------------------------
Service Shares:
   Shares sold                                                422,233                 43,525
   Reinvestment of dividends and distributions                  5,332                    549
   Shares repurchased                                         (50,931)                (5,292)
                                                       -------------------------------------
                                                              376,634                 38,782
                                                       -------------------------------------
   Total                                                $  18,451,740              1,872,654
                                                       =====================================

--------------------------------------------------------------------------------
Share activity for the year ended October 31, 1995 is as follows:

--------------------------------------------------------------------------------------------
Fund                                                       Dollars                Shares
--------------------------------------------------------------------------------------------
GS Adjustable Rate Government Fund
Institutional Shares:
   Shares sold                                          $ 445,293,934             45,635,666
   Shares exchanged in reorganization                      18,823,725              1,926,438
   Reinvestment of dividends and distributions             20,730,137              2,125,494
   Shares repurchased                                    (771,265,543)           (79,186,935)
                                                       -------------------------------------
                                                         (286,417,747)           (29,499,337)
                                                       -------------------------------------
Administration Shares:
   Shares sold                                                648,042                 66,628
   Shares exchanged in reorganization                       1,561,584                159,814
   Reinvestment of dividends and distributions                124,368                 12,743
   Shares repurchased                                      (5,731,937)              (588,307)
                                                       -------------------------------------
                                                           (3,397,943)              (349,122)
                                                       -------------------------------------
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
Fund                                                       Dollars                 Shares
============================================================================================
Class A Shares:
   Shares sold                                             10,820,993              1,106,877
   Shares exchanged in reorganization                      17,208,471              1,756,917
   Reinvestment of dividends and distributions                419,180                 42,880
   Shares repurchased                                     (13,214,046)            (1,350,373)
                                                       -------------------------------------
                                                           15,234,598              1,556,301
                                                       -------------------------------------
   Total                                                $(274,581,092)           (28,292,158)
                                                       =====================================
GS Short Duration Government Fund
Institutional Shares:
   Shares sold                                          $  49,032,419              5,071,865
   Reinvestment of dividends and distributions              4,993,225                516,155
   Shares repurchased                                    (145,260,300)           (15,059,774)
                                                       -------------------------------------
                                                          (91,234,656)            (9,471,754)
                                                       -------------------------------------

Administration Shares:
   Shares sold                                                  1,604                    165
   Reinvestment of dividends and distributions                    218                     23
   Shares repurchased                                        (728,374)               (75,889)
                                                       -------------------------------------
                                                             (726,552)               (75,701)
                                                       -------------------------------------
   Total                                                $ (91,961,208)            (9,547,455)
                                                       =====================================

GS Short Duration Tax-Free Fund
Institutional Shares:
   Shares sold                                           $ 18,780,011              1,920,432
   Reinvestment of dividends and distributions              1,860,104                189,624
   Shares repurchased                                     (46,762,899)            (4,787,105)
                                                       -------------------------------------
                                                          (26,122,784)            (2,677,049)
                                                       -------------------------------------
Administration Shares:
   Shares sold                                                     --                     --
   Reinvestment of dividends and distributions                  2,483                    246
   Shares repurchased                                      (3,800,930)              (390,639)
                                                       -------------------------------------
                                                           (3,798,447)              (390,393)
                                                       -------------------------------------
Service Shares:
   Shares sold                                             17,688,889              1,812,950
   Reinvestment of dividends and distributions                 10,567                  1,072
   Shares repurchased                                     (17,301,340)            (1,772,550)
                                                       -------------------------------------
                                                              398,116                 41,472
                                                       -------------------------------------
   Total                                                 $(29,523,115)            (3,025,970)
                                                       =====================================

7.    Repurchase Agreements
--------------------------------------------------------------------------------
      During the term of a repurchase agreement, the value of the underlying securities, including accrued interest, is required to equal or exceed the value of the repurchase agreement. The underlying securities for all repurchase agreements are held in safekeeping in the customer-only account of State Street Bank & Trust Co., the Fund's custodian, or at subcustodians. GSFM and GSAM monitor the market value of the underlying securities by pricing them daily.

8.    Joint Repurchase Agreement Account

      The Funds, together with other registered investment companies having advisory agreements with GSFM and GSAM or their affiliates, transfer uninvested cash balances into a joint account, the daily aggregate balance of which is invested in one or more repurchase agreements. The underlying securities for the repurchase agreements are U.S. Treasury obligations and mortgage-related securities issued by the U.S. Government, its agencies or instrumentalities. As of October 31, 1996, the GS Adjustable Rate Government, GS Short Duration Government and GS Core Fixed Income Funds had an .49%, .04% and .52%, respectively, undivided interest in the repurchase agreements in the following joint account which equaled $13,000,000, $1,000,000 and $13,900,000, respectively, in principal amount.
--------------------------------------------------------------------------------

Goldman Sachs Trust
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
October 31, 1996


--------------------------------------------------------------------------------
     As of October 31, 1996, the repurchase agreement in the joint account along with the corresponding underlying securities (including the type of security, market value, interest rate and maturity date) were as follows:

Principal              Interest             Maturity             Amortized
 Amount                  Rate                 Date                  Cost
================================================================================
Bear Stearns & Co., dated 10/31/96, repurchase price $700,108,500 (FNMA:
 $555,290,445, 5.5%--8.50%, 2.1.09-6/1/26; FHLMC: $165,859,789, 5.50%--8.50%,
 9/1/98--8/1/26)
$700,000,000             5.58%              11/01/96                $700,000,000
Lehman Brothers, Inc. dated 10/31/96, repurchase price $924,843,329 (U.S. Treasury
 Notes: $942,903,967, 4.38%--8.50%, 11/15/96--8/15/03)
 924,700,000             5.58               11/01/96                 924,700,000
Nomura Securities International, Inc. dated 10/31/96, repurchase price
 $700,108,500 (FNMA: $256,600,142, 5.50%--8.00%, 2/1/02-10/1/26; FHLMC:
 $464,523,981, 6.00%--9.00%, 9/1/1-10/1/26)
 700,000,000             5.58               11/01/96                 700,000,000
Smith Barney, Inc. dated 10/31/96, repurchase price $170,026,161 (U.S. Treasury
 Interest Only Stripped Securities: $11,653,277, 2/15/98--5/15/02; U.S. Treasury
 Notes: $85,997,728, 5.25%--7.75%, 5/15/97-10/15/06; U.S. Treasury Principal
 Only Stripped Securities: $33,993,571, 5/15/97--5/15/05; U.S. Treasury Bills:
 $41,756,285, 12/12/96--3/20/97)
 170,000,000             5.54               11/01/96                 170,000,000
Union Bank of Switzerland, Inc. dated 10/31/96, repurchase price
$175,026,979
 (Treasury Notes: $178,528,739, 6.88%--7.75%, 8/31/99-1/31/00)
 175,000,000             5.55               11/01/96                 175,000,000
--------------------------------------------------------------------------------
Total Joint Repurchase Agreement                                  $2,669,700,000
================================================================================

9.  Administration and Service Plans

    The Funds have adopted Administration and Service Plans. These plans allow for Administration shares and Service shares, respectively, to compensate service organizations for providing varying levels of account administration and shareholder liaison services to their customers who are beneficial owners of such shares. The Administration and Service Plans provide for compensation to the service organizations in an amount up to .25% and .50% (on an annualized basis), respectively, of the average daily net asset value of the respective shares.

10. Other Matters

    On April 28, 1995, the GS Adjustable Rate Government Fund acquired the assets of GS Government Agency Portfolio (For Financial Institutions) in exchange solely for (i) the issuance of Institutional shares and Administration shares of beneficial interest of the GS Adjustable Rate Government Fund and
(ii) the assumption by GS Adjustable Rate Government Fund of the liabilities of GS Government Agency Portfolio (For Financial Institutions). Following this transfer, GS Government Agency Portfolio (For Financial Institutions) was liquidated and GS Adjustable Rate Government Fund's Institutional and Administration shares were distributed to the former shareholders of GS Government Agency Portfolio (For Financial Institutions).

    The Reorganization was accomplished by a tax-free transfer of assets whereby each shareholder of GS Government Agency Portfolio (For Financial Institutions) received a number of full and fractional shares of GS Adjustable Rate Government Fund having a total net asset value of their shares of GS Government Agency Portfolio (For Financial Institutions) held on April 28, 1995. The net assets, including $370,489 of unrealized depreciation for the GS Government Agency Portfolio (For Financial Institutions), net asset values per share and shares outstanding as of April 28, 1995 were:

================================================================================
                           GS Government
                                Agency
                              Portfolio
                           (For Financial      GS Adjustable     GS Adjustable
                            Institutions      Rate Government   Rate Government
                                (Pre-           Fund (Pre-        Fund (Post-
                           Reorganization)    Reorganization)   Reorganization)
                           ---------------    ---------------   ---------------
Net Assets                   $20,385,309       $673,292,455      $693,677,764

Shares Outstanding
 Institutional Shares          1,912,506         68,506,367        70,432,805
 Administration Shares           158,661            401,122           560,936

Net Asset Value Per Share
 Institutional Shares               9.84               9.77              9.77
 Administration Shares              9.84               9.77              9.77
================================================================================

    On May 11, 1995, shareholders of the GS Adjustable Rate Mortgage Fund approved a Plan of Reorganization (the Plan) which was completed on May 12, 1995. Under the Plan, GS Adjustable Rate Mortgage Fund was reorganized as a separate class (Class A) of the GS

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Adjustable Rate Government Fund. GS Adjustable Rate Mortgage Fund's assets were acquired by GS Adjustable Rate Government Fund in exchange solely for (i) the issuance of Class A shares of beneficial interest of GS Adjustable Rate Government Fund and (ii) the assumption by GS Adjustable Rate Government Fund of the liabilities of GS Adjustable Rate Mortgage Fund. Following this transfer, GS Adjustable Rate Mortgage Fund was liquidated and GS Adjustable Rate Government Fund Class A shares were distributed to the former shareholders of GS Adjustable Rate Mortgage Fund.

     The Reorganization was accomplished by a tax-free transfer of assets whereby each shareholder of GS Adjustable Rate Mortgage Fund received a number of Class A full and fractional shares of GS Adjustable Rate Government Fund having a total net asset value of their shares of GS Adjustable Rate Mortgage Fund held as of May 12, 1995. The net assets, including $45,684 of net unrealized depreciation for the GS Adjustable Rate Mortgage Fund, net asset values per share and shares outstanding as of May 12, 1995 were:
================================================================================

                        GS Adjustable
                        Rate Mortgage     GS Adjustable     GS Adjustable
                           Fund          Rate Government   Rate Government
                           (Pre-            Fund (Pre-       Fund (Post-
                       Reorganization)    Reorganization)   Reorganization)
                       ---------------    ---------------   ---------------
Net Assets               $17,208,471        $727,300,372      $744,508,843

Shares Outstanding
 Institutional Shares             --          73,743,084        73,743,084
 Administration Shares            --             561,352           561,352
 Class A Shares            3,552,167                  --         1,756,917

Net Asset Value Per Share
 Institutions Shares              --                9.79              9.79
 Administration Shares            --                9.79              9.79
 Class A Shares                 4.84                  --              9.79

================================================================================

     The total amount of capital loss carryforward brought on to the books of the GS Adjustable Rate Government Fund due to these reorganization was approximately $3,154,000.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     As of October 31, 1996, the Goldman, Sachs & Co. Employees Profit Sharing and Retirement Income Plan was beneficial owner of approximately 29% of the outstanding shares of the GS Short Duration Government Fund.

11. Certain Reclassifications
     In accordance with Statement of Position 93-2, the GS Adjustable Rate Government Fund, GS Short Duration Tax-Free Fund, and GS Core Fixed Income Fund have reclassified $20,849, $36,587, $22,735, and $24,162, respectively, from paid-in capital to accumulated undistributed net investment income. These reclassifications have no impact on the net asset value of the Fund and are designed to present the Fund's capital accounts on a tax basis.

--------------------------------------------------------------------------------

Goldman Sachs Trust
--------------------------------------------------------------------------------
Financial Highlights (continued)
Selected Data for a Share Outstanding Throughout Each Period


--------------------------------------------------------------------------------

                               Income (loss) from investment operations                          Distributions to shareholders
                    =================================================================== ============================================
                                              Net realized    Net realized
                                             and unrealized  and unrealized    Total                     From net
                                               gain (loss)     gain (loss)     income                  realized gain
                      Net asset              on investment,    on foreign      (loss)                  on investment,    In excess
                      value at      Net        option and       currency        from       From net       option          of net
                      beginning  investment      futures        related      investment   investment    and futures     investment
                      of period   income      transactions    transactions   operations     income      transactions      income
                    ================================================================================================================

                                                GS ADJUSTABLE RATE GOVERNMENT FUND
------------------------------------------------------------------------------------------------------------------------------------
For the Year Ended October 31,
=======================================
1996-Institutional
     Shares............   $9.77   $0.5759(a)    $0.0772(a)        --          $0.6531     $ (0.5725)         --       $ (0.0206)
1996-Administration
     Shares............    9.77    0.5489(a)     0.0797(a)        --           0.6286       (0.5489)         --         (0.0198)
1996-Class A
     Shares............    9.77    0.5481(a)     0.0806(a)        --           0.6287       (0.5489)         --         (0.0198)

1995-Institutional
     Shares............    9.74    0.5630(a)     0.0717(a)        --           0.6347       (0.5759)         --         (0.0287)
1995-Administration
     Shares............    9.74    0.5366(a)     0.0737(a)        --           0.6103       (0.5528)         --         (0.0275)
1995-Class A
     Shares(c).........    9.79    0.2721(a)    (0.0090)(a)       --           0.2631       (0.2697)         --         (0.0134)

1994-Institutional
     Shares............   10.00    0.4341(a)    (0.2455)(a)       --           0.1886       (0.4486)         --          --
1994-Administration
     Shares............   10.00    0.4211(a)    (0.2572)(a)       --           0.1639       (0.4239)         --          --

1993-Institutional
     Shares............   10.04    0.4397       (0.0376)(d)       --           0.4021       (0.4397)         --         (0.0024)
1993-Administration
     Shares(e).........   10.02    0.2146       (0.0173)(d)       --           0.1973       (0.2146)         --         (0.0027)

1992-Institutional
     Shares............   10.03    0.5599       (0.0029)(d)       --           0.5570       (0.5470)         --          --

For the Period July 17, 1991(g) through October 31,
===================================================
1991-Institutional
     Shares............   10.00    0.1531        0.0322(d)        --           0.1853       (0.1553)         --          --

                            Distributions to shareholders
                      =========================================
                          In excess of
                          net realized                                   Net
                            gain on                                    increase                              Ratio of
                           investment,      From         Total        (decrease)    Net asset                  net
                           option and       paid     distributions      in net      value at                 expenses
                            futures          in           to            asset        end of      Total      to average
                          transactions    capital    shareholders       value        period     return(k)   net assets
                      ==============================================================================================================

                                                   GS ADJUSTABLE RATE GOVERNMENT FUND
------------------------------------------------------------------------------------------------------------------------------------

For the Year Ended October 31,
=======================================
1996-Institutional
     Shares............     --            --          $(0.5931)        $0.0600        $9.83        6.86%       0.45%
1996-Administration
     Shares............     --            --           (0.5687)         0.0600         9.83        6.60        0.70
1996-Class A
     Shares............     --            --           (0.5687)         0.0600         9.83        6.60        0.70

1995-Institutional
     Shares............     --            --           (0.6046)         0.0301        9.77        6.75        0.46
1995-Administration
     Shares............     --            --           (0.5803)         0.0300        9.77        6.48        0.71
1995-Class A
     Shares(c).........     --            --           (0.2831)        (0.0200)       9.77        2.74(f)     0.69(b)

1994-Institutional
     Shares............     --            --           (0.4486)        (0.2600)       9.74        1.88        0.46
1994-Administration
     Shares............     --            --           (0.4239)        (0.2600)       9.74        1.63        0.71

1993-Institutional
     Shares............     --            --           (0.4421)        (0.0400)      10.00        4.13        0.45
1993-Administration
     Shares(e).........     --            --           (0.2173)        (0.0200)      10.00        2.01(f)     0.70(b)

1992-Institutional
     Shares............     --            --           (0.5470)         0.0100       10.04        6.12        0.42

For the Period July 17, 1991(g) through October 31,
===================================================
1991-Institutional
     Shares............     --            --           (0.1553)         0.0300       10.03        2.14(f)     0.20(b)

                                                                         Ratios assuming
                                                                       no voluntary waiver
                                                                           of fees or
                                                                       expense limitations
                                                                  =============================
                          Ratio of                                                 Ratio of
                             net                         Net                         net
                         investment                    assets                     investment
                           income                      at end       Ratio of        income
                           (loss)       Portfolio        of         expenses        (loss)
                         to average      turnover      period      to average     to average
                         net assets      rate(d)      (in 000s)    net assets     net assets
                        ========================================================================

                                        GS ADJUSTABLE RATE GOVERNMENT FUND
                        ------------------------------------------------------------------------

For the Year Ended October 31,
=======================================
1996-Institutional
     Shares............    5.85%        52.36%        $613,149       0.51%          5.79%
1996-Administration
     Shares............    5.59         52.36            3,792       0.76           5.53
1996-Class A
     Shares............    5.59         52.36           10,728       1.01           5.28

1995-Institutional
     Shares............    5.77         24.12          657,358       0.53           5.70
1995-Administration
     Shares............    5.50         24.12            3,572       0.78           5.43
1995-Class A
     Shares(c).........    5.87(b)      24.12           15,203       1.01(b)        5.55(b)

1994-Institutional
     Shares............    4.38         37.81          942,523       0.49           4.35
1994-Administration
     Shares............    4.27         37.81            6,960       0.74           4.24

1993-Institutional
     Shares............    4.36        103.74        2,760,871       0.48           4.33
1993-Administration
     Shares(e).........    3.81(b)     103.74            5,326       0.73(b)        3.78(b)

1992-Institutional
     Shares............    5.61        286.40        2,145,064       0.55           5.48


For the Period July 17, 1991(g) through October 31,
===================================================
1991-Institutional
     Shares............    7.31(b)     145.67(b)       239,642       1.02(b)        6.49(b)

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Trust
-------------------------------------------------------------------------------
Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period


------------------------------------------------------------------------------------------------------------------------------------
                                      Income (loss) from investment operations                  Distributions to shareholders
                                ----------------------------------------------------------  ----------------------------------------
                                                Net realized     Net realized
                                               and unrealized   and unrealized     Total                     From net
                                                 gain (loss)      gain (loss)      income                  realized gain
                     Net asset                  on investment,    on foreign       (loss)                  on investment,
                     value at        Net          option and       currency         from       From net       option
                     beginning    investment       futures          related      investment   investment    and futures
                     of period      income      transactions      transactions   operations     income      transactions
                 -------------------------------------------------------------------------------------------------------------------

                                                      GS SHORT DURATION GOVERNMENT FUND
------------------------------------------------------------------------------------------------------------------------------------
For the Year Ended October 31,
-------------------------------------------------------
1996-Institutional
   Shares ...........  $9.82         $0.6290/(a)/   $0.0136/(a)/      --           $0.6426      $(0.6326)         --
1996-Administration
   Shares/(h)/ ......   9.86          0.3837/(a)/    0.0003/(a)/      --            0.3840       (0.3940)         --
1996-Service
   Shares/(i)/ ......   9.72          0.3134/(a)/    0.1018/(a)/      --            0.4152       (0.3152)         --

1995-Institutional
   Shares ...........   9.64          0.6652/(a)/    0.1666/(a)/      --            0.8318       (0.6518)         --
1995-Administration
   Shares ...........   9.64          0.2384/(a)/   (0.0433)/(a)/     --            0.1951       (0.2051)         --

1994-Institutional
   Shares ...........  10.14          0.5628/(a)/   (0.4592)/(a)/     --            0.1036       (0.5598)      (0.0438)
1994-Administration
   Shares ...........  10.14          0.5329/(a)/   (0.4539)/(a)/     --            0.0790       (0.5352)      (0.0438)

1993-Institutional
   Shares ...........  10.16          0.5627        (0.0135)/(d)/     --            0.5492       (0.5627)         --
1993-Administration
   Shares/(e)/ ......  10.23          0.2725        (0.0900)/(d)/     --            0.1825       (0.2725)         --

1992-Institutional
   Shares ...........  10.22          0.6703        (0.0600)/(d)      --            0.6103       (0.6703)         --

1991-Institutional
   Shares ...........  10.00          0.8020         0.2200/(d)/      --            1.0220       (0.8020)         --

1990-Institutional
   Shares ...........  10.07          0.8300         (0.0700)/(d)     --            0.7600       (0.8300)         --

1989-Institutional
   Shares ...........  10.10          0.8800          --              --            0.8800       (0.8800)         --

For the Period August 15, 1988/(g)/ through October 31,
-------------------------------------------------------
1988-Institutional
   Shares ...........  10.00          0.1800          0.1000/(d)/     --            0.2800       (0.1800)         --


                                                        In excess of
                                                        net realized                                      Net
                                                           gain on                                      increase
                                          In excess      investment,       From         Total          (decrease)   Net asset
                                            of net       option and        paid      distributions      in net       value at
                                          investment      futures           in           to              asset        end of
                                            income      transactions      capital    shareholders        value        period
------------------------------------------------------------------------------------------------------------------------------------
For the Year Ended October 31,
1996-Institutional
   Shares ............                       --             --              --        $(0.6326)         $0.0100       $9.83
1996-Administration
   Shares/(h)/ .......                       --             --              --         (0.3940)         (0.0100)       9.85
1996-Service
   Shares/(i)/ .......                       --             --              --         (0.3152)          0.1000        9.82

1995-Institutional
   Shares ............                       --             --              --         (0.6518)          0.1800        9.82
1995-Administration
   Shares ............                       --             --              --         (0.2051)         (0.0100)       9.63/(h)/

1994-Institutional
   Shares ............                       --             --              --         (0.6036)         (0.5000)       9.64
1994-Administration
   Shares ............                       --             --              --         (0.5790)         (0.5000)       9.64

1993-Institutional
   Shares ............                     (0.0065)         --              --         (0.5692)         (0.0200)      10.14
1993-Administration
   Shares/(e)/ .......                       --             --              --         (0.2725)         (0.9000)      10.14

1992-Institutional
   Shares ............                       --             --              --         (0.6703)         (0.0600)      10.16

1991-Institutional
   Shares ............                       --             --              --         (0.8020)          0.2200       10.22

1990-Institutional
   Shares ............                       --             --              --         (0.8300)         (0.0700)      10.00

1989-Institutional
   Shares ............                       --             --            (0.0300)     (0.9100)         (0.0300)      10.07

For the Period August 15, 1988/(g)/ through October 31,
-------------------------------------------------------
1988-Institutional
   Shares ............                       --             --              --         (0.1800)          0.1000       10.10

                                                                                                         Ratios assuming
                                                                                                        not voluntary waiver
                                                                                                            of fees or
                                                                                                        expense limitations
                                                                                                     --------------------------
                                                            Ratio of                                                Ratio of
                                                              net                         Net                         net
                                            Ratio of       investment                    assets                    investment
                                               net           income                      at end       Ratio of       income
                                             expenses        (loss)       Portfolio        of         expenses       (loss)
                              Total         to average     to average     turnover       period      to average    to average
                            return/(k)/     net assets     net assets      rate/(d)/    (in 000s)    net assets    net assets
------------------------------------------------------------------------------------------------------------------------------------
For the Year Ended October 31,
1996-Institutional
   Shares ............        6.75%           0.45%           6.44%         115.45%      $99,944       0.71%         6.18%
1996-Administration
   Shares/(h)/ .......        4.00/(f)/       0.70%/(b)/      5.97/(b)/     115.45           252       0.96/(b)/     5.71/(b)/
1996-Service
   Shares/(i)/ .......        4.35/(f)/       0.95/(b)/       6.05/(b)      115.45         1,822       1.21/(b)/     5.79/(b)/

1995-Institutional
   Shares ............        8.97            0.45            6.87          292.56       103,760       0.72          6.60
1995-Administration
   Shares ............        2.10            0.70/(b)/       7.91/(b)/     292.56            --       0.90/(b)/     7.71/(b)/

1994-Institutional
   Shares ............        0.99            0.45            5.69          289.79       193,095       0.59          5.55
1994-Administration
   Shares ............        0.73            0.70            5.38          289.79           730       0.84          5.24

1993-Institutional
   Shares ............        5.55            0.45            5.46          411.66       359,708       0.64          5.31
1993-Administration
   Shares/(e)/ .......        1.74            0.70/(b)/       4.84/(b)/     411.66        16,490       0.80/(b)/     4.74/(b)/

1992-Institutional
   Shares ............        6.24            0.45            6.60          216.07       277,927       0.69          6.36

1991-Institutional
   Shares ............       10.93            0.45            8.25          155.44       158,948       0.79          7.91

1990-Institutional
   Shares ............        8.23            0.45            8.62          173.21        68,995       0.95          8.12

1989-Institutional
   Shares ............        9.03            0.46            8.71          137.37        31,015       1.39          7.78

For the Period August 15, 1988/(g)/ through October 31,
-------------------------------------------------------
1988-Institutional
   Shares ............        3.30/(f)/       0.55/(b)/       8.55/(b)/     167.00/(b)/   39,052       1.42/(b)/     7.68/(b)/
------------------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

Goldman Sachs Trust
--------------------------------------------------------------------------------
Financial Highlights   (continued)
Selected Data for a Share Outstanding Throughout Each Period

--------------------------------------------------------------------------------


                                                   Income (loss) from investment operations         Distributions to shareholders
                                                ================================================ ===================================
                                                               Net realized   Net realized
                                                              and unrealized  and unrealized   Total                    From net
                                                               gain (loss)     gain (loss)     income                 realized gain
                                     Net asset                on investment,   on foreign      (loss)                 on investment,
                                      value at       Net        option and      currency        from       From net      option
                                     beginning   investment      futures         related     investment   investment   and futures
                                     of period     income      transactions   transactions   operations     income    transactions
                                     ===============================================================================================


                                                  GS SHORT DURATION TAX-FREE FUND
------------------------------------------------------------------------------------------------------------------------------------

For the Year Ended October 31,
---------------------------------------------------
1996-Institutional Shares...........   $9.94    $0.4192/(a)/     $0.0200/(a)/        --       $0.4392      $(0.4192)        --
1996-Administration Shares..........    9.94     0.3944/(a)/      0.0200/(a)/        --        0.4144       (0.3944)        --
1996-Service Shares.................    9.95     0.3697/(a)/      0.0200/(a)/        --        0.3897       (0.3697)        --

1995-Institutional Shares...........    9.79     0.4235/(a)/      0.1500/(a)/        --        0.5735       (0.4235)        --
1995-Administration Shares..........    9.79     0.3989/(a)/      0.1500/(a)/        --        0.5489       (0.3989)        --
1995-Service Shares.................    9.79     0.3744/(a)/      0.1600/(a)/        --        0.5344       (0.3744)        --

1994-Institutional Shares...........   10.23     0.3787/(a)/     (0.3575)/(a)/       --        0.0212       (0.3787)     (0.0825)
1994-Administration Shares..........   10.23     0.3537/(a)/     (0.3575)/(a)/       --       (0.0038)      (0.3537)     (0.0825)
1994-Service Shares/(j)/............    9.86     0.0475/(a)/     (0.0700)/(a)/       --       (0.0225)      (0.0475)        --

1993-Institutional Shares...........    9.93     0.3834           0.3000/(d)/        --        0.6834       (0.3834)        --
1993-Administration Shares/(j)/.....   10.16     0.1555           0.0720/(d)/        --        0.2275       (0.1555)        --

For the Period October 1, 1992/(g)/ through October 31,
----------------------------------------------------
1992-Institutional Shares...........   10.00     0.0341          (0.0700)/(d)/       --       (0.0359)      (0.0341)        --


                                    Distributions to shareholders
                                  ==================================
                                               In excess of
                                               net realized                              Net
                                                  gain on                              increase                          Ratio of
                                   In excess    investment,    From        Total      (decrease)  Net asset                 net
                                     of net     option and     paid    distributions    in net    value at               expenses
                                   investment     futures       in          to          asset      end of     Total     to average
                                     income    transactions   capital  shareholders     value      period   return/(k)/  net assets
                                  ==================================================================================================


                                                         GS SHORT DURATION TAX-FREE FUND
------------------------------------------------------------------------------------------------------------------------------------

For the Year Ended October 31,
====================================================
1996-Institutional Shares...........   --         --          --     $(0.4192)      $0.0300       $9.96       4.50%       0.45%
1996-Administration Shares..........   --         --          --      (0.3944)       0.0300        9.96       4.24        0.70
1996-Service Shares.................   --         --          --      (0.3697)       0.0200        9.97       3.98        0.95

1995-Institutional Shares...........   --         --          --      (0.4235)       0.1500        9.94       5.98        0.45
1995-Administration Shares..........   --         --          --      (0.3989)       0.1500        9.94       5.76        0.70
1995-Service Shares.................   --         --          --      (0.3744)       0.1600        9.95       5.59        0.95

1994-Institutional Shares...........   --         --          --      (0.4612)      (0.4400)       9.79       0.17        0.45
1994-Administration Shares..........   --         --          --      (0.4362)      (0.4400)       9.79      (0.11)       0.70
1994-Service Shares/(j)/............   --         --          --      (0.0475)      (0.0700)       9.79      (0.32)/(f)/  0.95/(b)/

1993-Institutional Shares...........   --         --          --      (0.3834)       0.3000       10.23       7.03        0.41
1993-Administration Shares/(j)/.....   --         --          --      (0.1555)       0.0720       10.23       2.28/(f)/   0.70/(b)/

For the Period October 1, 1992/(g)/ through October 31,
-----------------------------------------------------
1992-Institutional Shares...........   --         --          --      (0.0341)      (0.0700)       9.93      (0.34)/(f)/  0.05/(b)/








                                                                   Ratios assuming
                                                                 no voluntary waiver
                                                                     of fees or
                                                                 expense limitations
                                                          ==================================
                                    Ratio of                                      Ratio of
                                       net                   Net                    net
                                   investment               assets               investment
                                     income                 at end    Ratio of     income
                                     (loss)     Portfolio     of      expenses     (loss)
                                   to average   turnover    period   to average  to average
                                   net assets    rate/(d)/  (in 000s)  net assets  net assets
                                  ==========================================================


                                         GS SHORT DURATION TAX-FREE FUND
--------------------------------------------------------------------------------------------

For the Year Ended October 31,
---------------------------------------------------
1996-Institutional Shares...........  4.21%      231.65%    $34,814      1.01%      3.65%
1996-Administration Shares..........  3.96       231.65          48      1.26       3.40
1996-Service Shares.................  3.74       231.65         695      1.51       3.18

1995-Institutional Shares...........  4.31       259.52      58,389      0.77       3.99
1995-Administration Shares..........  4.14       259.52          46      1.02       3.82
1995-Service Shares.................  3.87       259.52         454      1.27       3.55

1994-Institutional Shares...........  3.74       354.00      83,704      0.61       3.58
1994-Administration Shares..........  3.51       354.00       3,866      0.86       3.35
1994-Service Shares/(j)/............  4.30/(b)/  354.00         440      1.11/(b)/  4.14/(b)/

1993-Institutional Shares...........  3.70       404.60     115,803      1.06       3.05
1993-Administration Shares/(j)/.....  3.32/(b)/  404.60         911      1.07/(b)/  2.95/(b)/

For the Period October 1, 1992/(g)/ through October 31,
-----------------------------------------------------
1992-Institutional Shares...........  4.58/(b)/   31.19/(f)/ 14,601      2.68/(b)/  1.95/(b)/



--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Trust
--------------------------------------------------------------------------------
Financial Highlights   (continued)
Selected Data for a Share Outstanding Throughout Each Period

--------------------------------------------------------------------------------

                                                   Income (loss) from investment operations           Distributions to shareholders

                                                ----------------------------------------------------- ------------------------------
                                                                              Net realized
                                                               Net realized        and                                  From net
                                                              and unrealized   unrealized      Total                  realized gain
                                                               gain (loss)     gain (loss)     income                      on
                                     Net asset                on investment,   on foreign      (loss)                  investment,
                                      value at       Net        option and      currency        from       From net      option
                                     beginning   investment      futures         related     investment   investment   and futures
                                     of period     income      transactions   transactions   operations     income    transactions
                                     -----------------------------------------------------------------------------------------------

                                                     GS CORE FIXED INCOME FUND
------------------------------------------------------------------------------------------------------------------------------------

For the Year Ended October 31,
----------------------------------------------------
1996-Institutional Shares...........  $10.00       $0.6448     $(0.0704)             --       $0.5744      $(0.6438)     $(0.0806)
1996-Administrative Shares(l).......    9.91        0.4083      (0.0703)             --        0.3380       (0.4080)            --
1996-Service Shares(l)..............    9.77        0.3756       0.0898              --        0.4654       (0.3754)            --

1995-Institutional Shares...........    9.24        0.6423       0.7610              --        1.4033       (0.6433)            --

For the Period January 5, 1994(g)through October 31,
----------------------------------------------------
1994-Institutional Shares...........   10.00        0.4648      (0.7617)             --       (0.2969)      (0.4648)            --


                                             Distributions to shareholders
                                  ---------------------------------------------------
                                               In excess of
                                               net realized                              Net
                                                  gain on                              increase                          Ratio of
                                   In excess    investment,    From        Total      (decrease)  Net asset                 net
                                     of net     option and     paid    distributions    in net    value at               expenses
                                   investment     futures       in          to          asset      end of      Total    to average
                                     income    transactions   capital  shareholders     value      period    return(k)  net assets
                                  --------------------------------------------------------------------------------------------------

                                                                 GS CORE FIXED INCOME FUND
------------------------------------------------------------------------------------------------------------------------------------

For the Year Ended October 31,
----------------------------------------------------
1996-Institutional Shares...........   --          --            --     $(0.7244)    $(0.1500)      $9.85        5.98%       0.45%
1996-Administrative Shares(l).......   --          --            --      (0.4080)     (0.0700)       9.84        3.56(f)     0.70(b)
1996-Service Shares(l)..............   --          --            --      (0.3754)      0.0900        9.86        4.90(f)     0.95(b)

1995-Institutional Shares...........   --          --            --      (0.6433)      0.7600       10.00        15.72       0.45


For the Period January 5, 1994(g)through October 31,
----------------------------------------------------
1994-Institutional Shares...........   --          --            --      (0.4648)     (0.7617)       9.24        (3.00)      0.45(b)


                                                                         Ratios assuming
                                                                       no voluntary waiver
                                                                           of fees or
                                                                       expense limitations
                                                                    -------------------------
                                    Ratio of                                      Ratio of
                                       net                   Net                    net
                                   investment               assets               investment
                                     income                 at end    Ratio of     income
                                     (loss)     Portfolio     of      expenses     (loss)
                                   to average   turnover    period   to average  to average
                                   net assets    rate(d)  (in 000s)  net assets  net assets
                                 ------------------------------------------------------------

                                              GS CORE FIXED INCOME FUND
---------------------------------------------------------------------------------------------
For the Year Ended October 31,
----------------------------------------------------
1996-Institutional Shares...........    6.51%    414.20%    $72,061        0.83%       6.13%
1996-Administrative Shares(l).......    6.41(b)  414.20         702        1.08(b)     6.03(b)
1996-Service Shares(l)..............    6.37(b)  414.20         381        1.33(b)     5.99(b)

1995-Institutional Shares...........    6.56     383.26      55,502        0.96        6.05

For the Period January 5, 1994(g)through October 31,
----------------------------------------------------
1994-Institutional Shares...........    6.48(b)   288.25     24,508        1.46(b)     5.47(b)

------------------
(a)Calculated based on the average shares outstanding methodology.
(b)Annualized.
(c)Class A share activity commenced on May 15, 1995.
(d)Includes the effect of mortgage dollar roll transactions.
(e)Administration share activity commenced on April 15, 1993.
(f)Not annualized.
(g)Commencement of operations.
(h)GS Short Duration Government Fund Administration shares were redeemed in full on February 23, 1995 and re-commenced on February 28, 1996 at $9.86.
(i)Service share activity commenced on April 10, 1996.
(j)Administration and service share activity commenced on May 20, 1993 and September 20, 1994 respectively.
(k)Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and not sales charges. For Class A shares only, total return would be reduced if a sales charge were taken into account.
(l)Administration and Service share activity commenced on February 28, 1996 and March 13, 1996 respectively.
--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
Report of Independent Public Accountants

--------------------------------------------------------------------------------


To the Shareholders and Board of Trustees of the GS Adjustable Rate Government Fund, GS Short Duration Government Fund, GS Short Duration Tax-Free Fund and GS Core Fixed Income Fund:

   We have audited the accompanying statements of assets and liabilities of the GS Adjustable Rate Government Fund, GS Short Duration Government Fund, GS Short Duration Tax-Free Fund and GS Core Fixed Income Fund (portfolios of Goldman Sachs Trust, a Massachusetts Business Trust) including the statements of investments, as of October 31, 1996, and the related statements of operations, the statements of changes in net assets and the financial highlights for each of the periods presented. These financial statements and the financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of the GS Adjustable Rate Government Fund, GS Short Duration Government Fund, GS Short Duration Tax-Free Fund and GS Core Fixed Income Fund as of October 31, 1996, the results of their operations and the changes in their net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                    ARTHUR ANDERSEN LLP

Boston, Massachusetts
December 12, 1996

Goldman Sachs
1 New York Plaza
New York, NY 10004




Trustees
Ashok N. Bakhru, Chairman
David B. Ford
Douglas C. Grip
Alan A. Shuch
Jackson W. Smart, Jr.
William H. Springer
Richard P. Strubel

Officers
Douglas C. Grip, President
John W. Mosior, Vice President
Nancy L. Mucker, Vice President
Pauline Taylor, Vice President
Scott M. Gilman, Treasurer
John M. Perlowski, Assistant Treasurer
Michael J. Richman, Secretary
Howard B. Surloff, Assistant Secretary




Goldman Sachs
Investment Adviser, Administrator,
Distributor and Transfer Agent



                              The Goldman Sachs
                              Fixed Income Funds

      -------------------------------------------------------------------

                                 Annual Report
                               October 31, 1996




                      GS Adjustable Rate Government Fund
                      GS Short Duration Government Fund
                      GS Short Duration Tax-Free Fund
                      GS Core Fixed Income Fund

                                    Goldman
                                     Sachs

GST/AR/1096(INST)
--------------------------------------------------------------------------------
================================================================================

--------------------------------------------------------------------------------
This Annual Report is authorized for distribution to prospective investors only when preceded or accompanied by a Goldman Sachs Trust Prospectus which contains facts concerning each Fund's objectives and policies, management, expenses and other information.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Letter to Shareholders


--------------------------------------------------------------------------------
Dear Shareholders:

    We welcome the opportunity to review the performance and the investment activity of the Goldman Sachs Fixed Income Funds for the 12-month period ended October 31, 1996. To help put the portfolios' performance in perspective, we will also provide a brief overview of the U.S. economy and the bond market during the period.

    We are pleased to report that the Goldman Sachs Fixed Income Funds fared well relative to their peers during the period.

The Bond Market Sold Off Amid Rising Rates, Then Stabilized

    The U.S. fixed income market began the 12-month period under review with a robust rally, fueled by weak economic data and low inflation. However, in February 1996, the bond market began to come under pressure when stronger than expected economic and job growth as well as surging commodity prices aroused fears of higher inflation on the horizon. Bond market conditions significantly worsened during March and April, when a sharp rise in interest rates triggered a sell-off and increased volatility. By early May, long-term bond yields had climbed above the psychologically important 7.0% level for the first time in nearly a year. At the end of May, interest rates began to stabilize and Treasury prices remained in a narrow trading range throughout the summer and fall. During September and October, however, interest rates retreated and the bond market strengthened. The rebound was primarily due to evidence of a slowing U.S. economy and strong demand for Treasury bonds from the central banks of China, Japan and Germany, which accelerated their purchases dramatically toward the end of the period. By the end of October, prices of 30-year Treasuries broke out of the trading range that had persisted for over six months.

After a Weak Start, Economic Growth Rebounded, Then Moderated

    In late 1995, the economy was anemic, with weak consumer and capital spending contributing to a fourth-quarter real Gross Domestic Product (GDP) growth of only 0.3% (annualized). During the first quarter of 1996, harsh winter weather and the General Motors strike continued to restrain economic growth. Despite these adverse conditions, the economy advanced faster than expected, with first-quarter real GDP growth reported at 2.0% (annualized). Momentum accelerated more dramatically during the second quarter, as industrial activity, automobile sales and home sales all showed significant improvement. As a result, second-quarter GDP rose a robust 4.7% (annualized), its highest rate in two years.

    The economy's torrid growth cooled markedly during the third quarter, with annualized real GDP at a revised 2.0%, largely due to lackluster consumer spending and a widening U.S. trade deficit. In October some evidence of a slowdown continued, with housing starts falling to their lowest level in a year and U.S. capacity utilization also down. However, consumer confidence remained high against a backdrop of low unemployment and higher household income. These indicators led some economists to interpret October's retail sales numbers (up a scant 0.2%) as a "breather" they expected to be followed by stronger holiday shopping, while others were concerned about a more prolonged period of restrained spending. Despite investors' earlier fears of increased inflationary

--------------------------------------------------------------------------------------------
Table of Contents

Market Overview                              1      Financial Statements                 24
Goldman Sachs Government Income Fund         4      Notes to Financial Statements        28
Goldman Sachs Global Income Fund            11      Financial Highlights                 36
Goldman Sachs Municipal Income Fund         17
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Letter to Shareholders (continued)

--------------------------------------------------------------------------------
pressures and the fact that in October the producer and consumer price indexes were up 0.4% and 0.3%, respectively, inflation remained subdued throughout the period.

The Fed Remained Neutral After Easing in December and January

    In response to generally poor year-end 1995 economic conditions, the U.S. Federal Reserve cut the Federal funds rate by 25 basis points in December 1995 and an additional 25 basis points in January 1996. The Fed then remained neutral from February through the end of the period, leaving the Federal funds rate at 5.25% as of October 31, 1996.

    During the period under review, the yield curve shifted upward everywhere but at the shortest end, where it steepened. The yield on six-month Treasury bills fell from 5.55% on October 31, 1995 to approximately 5.26% on October 31, 1996. For the same time period, the yield on the 30-year U.S. Treasury bond rose from 6.33% a year ago to 6.64%. For the 12-month period ended October 31, 1996, the total returns of one-year and 30-year Treasuries were 5.84% and 0.72%, respectively.

Historical Treasury Yield Curve

                           [LINE GRAPH APPEARS HERE]

        GS Retail Treasury Bar Chart
                    10/31/95         10/31/96
3-Month                 5.49%            5.13
6-Month                 5.55             5.26
         1              5.54              5.4


         2              5.61             5.73


         3              5.68             5.86




         5              5.81             6.07





        10              6.02             6.34





        30              6.33             6.64

Source: Bloomberg, L.P.

The yield curve steepened on the short end and shifted upward on the longer end.

The Dollar's Climb Versus the Mark and the Yen
Continued

    During the period under review, the U.S. dollar appreciated against both the Deutsche mark and Japanese yen, rising more against the yen. The dollar strengthened relative to the mark as the Bundesbank progressively edged rates lower during the period to stimulate the sluggish German economy, reaching a 15-month high against the mark in May. By October, the dollar had retreated slightly as further Bundesbank cuts became less likely. In contrast, the dollar's climb against the yen continued through the end of October, when it reached a three-and-a-half-year high. The yen's weakness was primarily due to the softness in Japan's economic recovery. However, in November the yen rose against the dollar as Japanese officials made it clear that they believed the yen had weakened enough.

Outlook: Moderate Economic Growth for the Near Term

    The recent economic weakness and the tame third-quarter labor cost report increase the likelihood that the Fed will defer any changes in monetary policy until 1997. Although a more extended slowdown is possible, as of this writing, Goldman Sachs' economists believe a resumption of growth is likely if consumer spending rebounds by year-end and the trade deficit does not significantly widen. On the fiscal front, the bond market environment should benefit from the recent election results with President Clinton balanced by a Republican-controlled Congress, which points toward continued budgetary restraint.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Letter to Shareholders (continued)



--------------------------------------------------------------------------------
    We appreciate your confidence in the Goldman Sachs Fixed Income Funds and we look forward to continuing to serve your investment needs in the future.

Sincerely,



/s/ David B. Ford
David B. Ford
Co-Head, Goldman Sach Asset Management




/s/ John P. McNulty
John P. McNulty
Co-Head, Goldman Sachs Asset Management



/s/ Sharmin Mossavar-Rahmani
Sharmin Mossavar-Rahmani
Chief Investment Officer - Fixed Income Investments
Goldman Sachs Asset Management

November 29, 1996
--------------------------------------------------------------------------------

Letter to Shareholders
--------------------------------------------------------------------------------
Goldman Sachs Government Income Fund



--------------------------------------------------------------------------------
Investment Objective

     The Goldman Sachs Government Income Fund seeks to provide shareholders with a high level of current income consistent with safety of principal. Under normal conditions, at least 65% of the portfolio's total assets will be invested in U.S. government securities and in repurchase agreements collateralized by such securities. The fund may also invest in securities of nongovernmental issuers, including asset-backed securities, privately issued mortgage-backed securities and corporate debt obligations. Such securities will be rated triple-A at the time of investment or, if unrated, deemed to be of comparable quality by Goldman Sachs Asset Management, the fund's investment adviser. The fund's interest rate sensitivity is expected to be comparable to that of a five-year bond.

Mortgage-Backed Securities Strengthened Amid Slowing Prepayments

     During the 12-month period under review, the performance of mortgage-backed securities (MBSs) was closely linked to the changing direction of interest rates. From November 1995 through February 1996, declining interest rates spurred homeowners to switch to long-term, fixed rate mortgages, resulting in a high level of refinancing activity and widening spreads between MBSs and Treasuries. Long-term interest rates began to rise at the end of January and prepayments peaked in February. Throughout the spring, the mortgage-backed securities market strengthened due to declining prepayment fears, and adjustable rate mortgages (ARMs) and fixed rate mortgage pass-throughs continued to do well when rates stabilized during the summer. However, the direction of interest rates reversed course beginning in September, and by the end of October, rates on 30-year mortgages had slipped below 8%. The decline increased some homeowners' incentive to refinance, but rates continued to be significantly above their levels of a year earlier and "seasoned" mortgage-backed securities (securities backed by older mortgages that typically have lower prepayment risk) continued to do well. In addition, the market's technical balance remained strong, with prices supported by healthy investor demand coupled with no significant new issuance.

Performance Review: Fund Performed Well Due to Mortgage-and Asset-Backed Securities

     During the 12-month period ended October 31, the fund's Class A shares outperformed the benchmark, the Lehman Brothers Government/Mortgage Index (the "Index") due to favorable results from the fund's positions in collateralized mortgage obligations (CMOs) and asset-backed securities (ABSs). The fund's Class B shares, which opened on May 1, 1996 when interest rates were still rising, also achieved positive returns.

     The fund performed well compared with its peers. The fund's Class A shares ranked eighth out of 124 intermediate U.S. government income funds based on total return for the 12 months ended October 31, 1996, according to Lipper Analytical Services, Inc. (Please note that Lipper rankings do not take sales charges into account and that past performance is not a guarantee of future results. Class B shares were not ranked for this period because they were in existence less than 12 months.)

--------------------------------------------------------------------------------
Performance Summary
--------------------------------------------------------------------------------
                                               Class A        Class B*
                                              (10/31/95-      (5/1/96-
                                               10/31/96)      10/31/96)
                                               ---------      ---------
Total Return (based on net asset value)          5.80%          4.85%
--------------------------------------------------------------------------------
  Return From Monthly Distributions              6.56%          3.01%
--------------------------------------------------------------------------------
  Return From Price Depreciation/               -0.76%          1.84%
   Appreciation
--------------------------------------------------------------------------------
Total Return of Lehman Brothers
  Government/Mortgage Index                      5.74%          5.12%
--------------------------------------------------------------------------------
NAV (as of 10/31/96)                            $14.36         $14.37
--------------------------------------------------------------------------------
NAV Change                                      -$0.11         +$0.26
--------------------------------------------------------------------------------

* New share class opened during the period.

Portfolio Composition and Investment Strategies

     During the period under review, we significantly reduced the portfolio's holdings of U.S. Treasuries in favor of mortgage-backed and asset-backed securities.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Goldman Sachs Government Income Fund (continued)



--------------------------------------------------------------------------------
                 Portfolio Composition as of October 31, 1996*


                           [PIE CHART APPEARS HERE]

Agency Debentures                       0.4%
Repos/Cash Equivalents                  1.1%
U.S. Treasuries                        16.2%
Asset-Backed Securities                19.9%
CMOs                                   22.0%
Fixed Rate Mortgage Pass-Throughs      40.4%

* The percentages shown are of total portfolio investments that have settled and include an offset to cash equivalents relating to unsettled trades. These percentages may differ from those in the accompanying Statement of Investments, which reflect portfolio holdings as a percentage of net assets.

 .    Fixed Rate Mortgage Pass-Throughs. The fund's single largest position as of
October 31, 1996 was in fixed rate mortgage pass-throughs at 40.4% (nearly unchanged from a year ago), which was overweighted relative to the Index allocation of 36.4%. Overall, the fund benefited from the sector's incremental yield compared with similar-duration Treasury securities. Although pass-throughs suffered from a high rate of mortgage prepayments when the period began, the sector improved when interest rates began to rise at the end of January.

     During the period, we occasionally used mortgage dollar rolls, which helped the portfolio to benefit from short-term supply and demand imbalances in the mortgage settlement process. (Mortgage dollar rolls refer to transactions that involve selling mortgage securities owned by the fund and simultaneously contracting to buy back similar mortgage securities with the same coupon on a specified future date -- usually one month forward.) At all times, we "cover" the mortgage dollar rolls by keeping cash or high-grade liquid debt securities equal to the dollar amount of the forward commitment in a segregated account with the fund's custodian.

 .    CMOs. As of October 31, the fund's allocation in CMOs was 22.0%, up from
7.7% a year ago. These securities included sequential-pay/support CMOs (13.0%), a position we initiated in February, which offered relative stability and attractive spreads compared with Treasuries. We cut the portfolio's allocation in planned amortization class (PAC) CMOs to 5.5% from 6.3% a year ago in favor of other sectors that offered greater relative value. We also held very small positions in inverse floaters, interest-only (IO) and principal-only (PO) securities, discussed below.

 .    Asset-Backed Securities. The portfolio's ABS holdings, which were primarily issues backed by credit card and automobile debt, represented 19.9% of the portfolio, up from 14.3% a year ago. This position consisted of short-term, triple-A-rated issues that offered attractive incremental yield over similar-duration Treasuries. The ABS market began the period on a weak note, as concerns surrounding credit card delinquencies impacted the sector during November and December 1995. From January through the end of the period, these uncertainties faded and the sector strengthened. Spreads between ABSs and Treasuries tightened, as the ABS market benefited from strong investor demand from a variety of sources: foreign banks, insurance companies and an increasing number of corporate and CMO "crossover" accounts. ABS supply was robust as well, with a wide variety of innovative new issues across a range of maturities, collateral types and structures, but demand kept pace.

 .    U.S. Treasuries and Repurchase Agreements/Cash Equivalents. We reduced the fund's allocation in U.S. Treasuries and repurchase agreements/cash equivalents to take advantage of securities in other sectors that offered better relative value. As of October 31, Treasuries accounted for 16.2% of the portfolio, significantly

--------------------------------------------------------------------------------

Letter to Shareholders
--------------------------------------------------------------------------------
Goldman Sachs Government Income Fund (continued)



--------------------------------------------------------------------------------
underweighted relative to the Index (55.4%), while cash equivalents were a 1.1% position.

 .    Agency Debentures. During the period, we reduced the fund's holdings in agency debentures (bonds issued by agencies of the U.S. government) to a scant 0.4% because we determined that the sector's tight spreads compared with Treasuries did not offer attractive return potential.

 .    Issuer Composition. The breakdown of the portfolio's mortgage-backed security holdings by issuer was 23.3% in Federal National Mortgage Association
(FNMA) issues, 14.0% in Government National Mortgage Association (GNMA) issues, 9.8% in Federal Home Loan Mortgage Corporation (FHLMC) issues and 15.3% in private issues.

 .    Credit Quality. As of October 31, U.S. government and agency securities accounted for 66.6% of the portfolio, triple-A-rated securities were 32.3% of the portfolio and cash equivalents were 1.1% of the portfolio.

 .    Prudent Use of Derivatives. As noted, sequential-pay/ support and PAC CMOs, which are generally considered to be lower risk derivative instruments, accounted for 13.0% and 5.5% of the portfolio, respectively. The portfolio also held inverse floaters (1.3%) for their potential to add incremental yield, as well as a "combo" consisting of minor positions in interest-only and principal-only CMOs. When IOs are held along with POs, they can produce a position with a similar risk profile as a fixed rate mortgage pass-through but with a higher yield. In addition, we used futures as a tool to help manage the portfolio's duration.

 . Duration. The fund's duration as of October 31 was 4.5 years, in line with the Index. We carefully manage the fund's duration to approximate that of the Index rather than attempting to make interest rate predictions. Instead, we seek excess return over the Index through our sector weightings and specific security selection.

Fund Outlook
     We have a cautiously optimistic view of the mortgage pass-through market in general. Certain segments continue to be attractively valued, and we believe that our current seasoned holdings should fare well relative to other sectors if interest rates continue to fall and prepayments increase. We have a neutral outlook for the CMO sector in general, which we believe does not offer significant value over mortgage pass-throughs. However, we continue to identify specific CMO securities that present attractive investment opportunities. In the ABS market, significant spread premiums relative to comparably rated corporate securities are expected to continue to buoy investor demand. In addition, Fed surveys indicate that banks have been tightening their underwriting standards over the last three quarters, which should help to allay lingering investor concerns surrounding consumer credit card delinquencies. During the coming year, we will continue to actively allocate the portfolio's assets among the various fixed income sectors as their relative value changes.

Distribution Policy
     The fund's Class A shares paid out monthly distributions of approximately $0.92 per share during the 12-month period ended October 31, 1996. From their inception on May 1, 1996 through October 31, 1996, the fund's Class B shares paid out approximately $0.41 per share. Dividends are declared daily and paid on a monthly basis. The fund distributes substantially all of its taxable income, as is required for all investment companies.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Goldman Sachs Government Income Fund (continued)



--------------------------------------------------------------------------------
     We thank you for your support and look forward to continuing to serve your investment needs in the future.

Sincerely,



/s/ Jonathan A. Beinner

Jonathan A. Beinner



/s/ Erica Adelberg

Erica Adelberg



/s/ James B. Clark

James B. Clark

Portfolio Managers
Goldman Sachs Government Income Fund
November 29, 1996

--------------------------------------------------------------------------------

Goldman Sachs Trust
--------------------------------------------------------------------------------
Goldman Sachs Government Income Fund
October 31, 1996


--------------------------------------------------------------------------------

In accordance with the requirements of the Securities and Exchange Commission, the following data is supplied for the periods ended October 31, 1996. The performance for the Goldman Sachs Government Income Fund (assuming both the maximum sales charge of 4.5% and no sales charge for Class A shares and the maximum redemption fee of 5% and no redemption fee for the Class B shares), is compared with its benchmarks--the Lehman Brothers Mutual Fund Government/Mortgage Index ("Lehman Gov't/MBS Index") and the Lehman Brothers Mutual Fund General U.S. Government Index ("Lehman U.S. Gov't Index"). All performance data shown represents past performance and should not be considered indicative of future performance which will fluctuate as market conditions change. The investment return and principal value of an investment will fluctuate with changes in market conditions so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                        HYPOTHETICAL $10,000 INVESTMENT

                                 Class A/(a)/

                           [LINE GRAPH APPEARS HERE]

                  Class A Shares   Class A Shares     Lehman        Lehman
                    (no sales         (w/sales       Gov't/MBS    U.S. Gov't
   Date              charge)           charge)         Index         Index
-----------------------------------------------------------------------------
   3/1/93            $10,000          $ 9,550         $10,000      $10,000
 10/31/93             10,506           10,033          10,584       10,699
 10/31/94             10,192            9,734          10,267       10,220
 10/31/95             11,710           11,183          11,819       11,792
 10/31/96             12,392           11,834          12,500       12,395

                                    Class B

                           [LINE GRAPH APPEARS HERE]

                  Class B Shares   Class B Shares     Lehman        Lehman
                  (no redemption   (w/redemption     Gov't/MBS    U.S. Gov't
   Date               charge)          charge)         Index         Index
-----------------------------------------------------------------------------
   5/1/96            $10,000          $10,000         $10,000      $10,000
 10/31/96             10,485            9,985          10,512       10,508


                                     ----------------------------------------
                                            Average Annual Total Return
                                     ----------------------------------------
                                        One Year        Since Inception/(b)/
-----------------------------------------------------------------------------
Class A, excluding sales                  5.80%                6.72%
  charge
-----------------------------------------------------------------------------
Class A, including sales                  1.06%                5.41%
  charge
-----------------------------------------------------------------------------
Class B, excluding
  redemption charge                        N/A                 4.85%/(c)/
-----------------------------------------------------------------------------
Class B, including
  redemption charge                        N/A                (0.15%)/(c)/
-----------------------------------------------------------------------------

/a/ For comparative purposes, initial investments are assumed to be made on the first day of the month following the Fund's commencement of operations.
/b/ Class A and Class B shares commenced operations February 10, 1993 and May 1,
    1996, respectively.
/c/ An aggregate total return (not annualized) is shown instead of an average annual total return since the B Class has not completed a full twelve months of operations.

--------------------------------------------------------------------------------

Statement of Investments
--------------------------------------------------------------------------------
Goldman Sachs Government Income Fund
October 31, 1996

--------------------------------------------------------------------------------
 Principal               Interest               Maturity
  Amount                   Rate                   Date                Value
================================================================================
Mortgage Backed Obligations--55.5%
Federal Home Loan Mortgage Corp.(FHLMC)--10.3%
$ 3,000,000                7.50%              TBA 30-Yr/(a)/       $ 3,010,290
--------------------------------------------------------------------------------
Federal National Mortgage Association (FNMA)--16.5%
$   989,360                7.00               02/01/26             $   970,493
    831,317                8.50               07/01/26                 860,147
    168,683                8.50               09/01/26                 174,533
  1,000,000                7.00               TBA 30-Yr/(a)/         1,034,680
  2,000,000                8.00               TBA 30-Yr/(a)/         2,040,000
--------------------------------------------------------------------------------
                                                                   $ 5,079,853
--------------------------------------------------------------------------------
Government National Mortgage Association
  (GNMA)--14.1%
$   939,735                7.00%              08/15/23             $   927,115
    353,966                9.00               TBA 30-Yr/(a)/           377,748
  1,363,733                7.50               TBA 30-Yr/(a)/           995,228
  2,000,000                8.00               TBA 30-Yr/(a)/         2,045,000
--------------------------------------------------------------------------------
                                                                   $ 4,345,091
--------------------------------------------------------------------------------
Collateralized Mortgage Obligations--26.4%
Interest Only--0.7%
FNMA Interest-Only Stripped Security, Series 151, Class 2
$   712,363/(b)/           9.50%              07/25/22             $   225,926
--------------------------------------------------------------------------------
Inverse Floater--1.3%
FNMA Remic Trust, Series 1992-62, Class S
    404,038               10.00%/(c)/         05/25/99                 413,699
--------------------------------------------------------------------------------
Planned Amortization Class (PAC)--5.4%
FNMA Remic Trust, Series 1993-160, Class PG
  1,000,000                6.30%              09/25/18                 987,500
GE Capital Mortgage Services, Inc. Series 1994-11, Class A1
    693,546                6.50               03/25/24                 694,191
--------------------------------------------------------------------------------
                                                                   $ 1,681,691
--------------------------------------------------------------------------------
Principal Only--1.4%
FNMA Remic Trust, Series G-35, Class N
    575,000/(e)/           5.28%              10/25/21                 415,369
--------------------------------------------------------------------------------
Sequential Fixed Rate CMOs--2.9%
Citicorp Mortgage Securities Series 1993-11, Class A6
    907,177                6.25%              09/25/08                 880,207
--------------------------------------------------------------------------------
Support--13.2%
Bear Stearns Mortgage Securities, Inc., Series 1996-7, Class AD
$   988,793                6.50%              11/27/23                 900,395
GE Capital Mortgage Services, Inc. Series 1994-10, Class A22
    996,703                6.50               03/25/24                 874,966
Housing Securities, Inc. Series 1994-1, Class A13
  1,455,585                6.50               03/25/09               1,370,928
Prudential Securities Series 1995-2, Class A
    916,596                5.76               11/15/15                 918,243
--------------------------------------------------------------------------------
                                                                   $ 4,064,532
--------------------------------------------------------------------------------
   Total Collateralized Mortgage Obligations                       $ 7,681,424
--------------------------------------------------------------------------------
Total Mortgage Backed Obligations
  (Cost $16,959,996)                                               $17,106,368
--------------------------------------------------------------------------------
Asset-Backed Securities--16.6%
Chemical Bank Master Credit Card Trust, Series 1995-2, Class A
$   720,000                6.23%              06/15/03             $   717,746
Fingerhut Master Trust, Series 1996-1, Class A
    590,000                6.45               02/20/02                 593,870
Ford Credit Auto Loan Master Trust, Series 1996-1, Class A
    650,000                5.50               02/15/03                 629,077
MBNA Master Credit Card Trust, Series 1991-1, Class A
    245,000                7.75               10/15/98                 245,688
Navistar Financial Corp. Owner Trust, Series 1995-A, Class A2
    304,971                6.55               11/20/01                 306,780
Olympic Automobile Receivables Trust, Series 1994-B, Class A2
    540,182                6.85               06/15/01                 544,666
Premier Auto Trust, Series 1993-6, Class A2
    403,341                4.65               11/02/99                 398,675
Premier Auto Trust, Series 1994-1, Class A3
    310,533                4.75               02/02/00                 308,592
Sears Credit Account Master Trust, Series 1995-2, Class A
    460,000                8.10               06/15/04                 483,000
Standard Credit Card Trust, Series 1990-3, Class A
    860,000                9.50               07/10/98                 875,583
--------------------------------------------------------------------------------
Total Asset-Backed Securities
  (Cost $5,174,476)                                                $ 5,103,677
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

Statement of Investments
-------------------------------------------------------------------------------
Goldman Sachs Government Income Fund (continued)
October 31, 1996

-------------------------------------------------------------------------------
 Principal                 Interest             Maturity
  Amount                     Rate                 Date                  Value
===============================================================================
U.S. Government Agency Obligations--0.4%
Federal Home Loan Mortgage Corp. (FHLMC)
$  110,000                   8.20%              01/16/98            $   110,636
-------------------------------------------------------------------------------
Total Government Agency Obligations
  (Cost $113,163)                                                   $   110,636
-------------------------------------------------------------------------------
U.S. Treasury Obligations--15.9%
United States Treasury Bonds/(d)/
$  360,000                   8.75%              05/15/17            $   440,550
   280,000                   8.75               08/15/20                345,668
United States Treasury Notes/(d)/
 2,210,000                   7.38               11/15/97              2,249,360
   700,000                   5.88               04/30/98                702,184
   700,000                   6.88               08/31/99                717,500
United States Treasury Principal-Only Stripped Securities/(e)/
   230,000                   6.41               11/15/04                138,344
 1,550,000                   6.95               05/15/20                307,570
-------------------------------------------------------------------------------
Total U.S. Treasury Obligations
  (Cost $4,910,644)                                                 $ 4,901,176
-------------------------------------------------------------------------------
Repurchase Agreement--27.0%
Joint Repurchase Agreement Account/(d)/
$8,400,000                  5.58%              11/01/96            $ 8,400,000
-------------------------------------------------------------------------------
Total Repurchase Agreement
  (Cost $8,400,000)                                                 $ 8,400,000
-------------------------------------------------------------------------------
Total Investments
  (Cost $38,555,545/(f)/)                                           $38,632,147
===============================================================================
Futures contracts open at October 31, 1996 are as follows:

                              Number of
                              Contracts         Settlement          Unrealized
          Type                Long(/g/)            Month               Gain
--------------------------  -------------    -----------------      -----------
Euro Dollars                      3            September 1997         $2,850
5 Year U.S. Treasury Notes        4            December 1996           3,000
10 Year U.S. Treasury Notes       2            December 1996           8,313
U.S. Long Term Bond              14            December 1996          60,437
                                                                   ------------
                                                                     $74,600
===============================================================================
Federal Income Tax Information:
Gross unrealized gain for investments in which
  value exceeds cost                                                 $  260,565
Gross unrealized loss for investments in which cost exceeds
  value                                                                (195,408)
-------------------------------------------------------------------------------
Net unrealized gain                                                  $   65,157
===============================================================================

/(a)/TBA (To Be Assigned) securities are purchased on a forward commitment basis with an approximate (generally +/-2.5%) principal amount and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.
/(b)/Represents security with notional or nominal principal amount. The actual effective yield of this security is different than the stated rate due to the amortization of related premiums.
/(c)/Variable rate security. Coupon rate disclosed is that which is in effect at
     October 31, 1996.
/(d)/Portions of these securities are being segregated for open TBA purchases, open futures contracts and futures margin requirements.
/(e)/The interest rate disclosed for these securities represents effective yields to maturity.
/(f)/The aggregate cost for federal income tax purposes is $38,566,990. /(g)/Each 10-Year U.S. Treasury Note, 5-Year Treasury Note and U.S. Treasury
     Bond contract represents $100,000 in notional par value. Each Euro Dollar contract represents $1,000,000 in notional par value. The total notional amount and market value are $5,000,000 and $2,936,825, respectively. The determination of notional amounts and market value as presented here are indicative only of volume of activity and not a measure of market risk.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.


-------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Letter to Shareholders
--------------------------------------------------------------------------------
Goldman Sachs Global Income Fund


--------------------------------------------------------------------------------
Investment Objective

     The Goldman Sachs Global Income Fund seeks high total return, composed of both current income and capital appreciation. The fund is permitted to invest in government and other high-quality (double-A or better) fixed income securities issued in the United States and in foreign markets. The fund has the additional flexibility to invest in sovereign (government) debt rated single-A (or better) or deemed to be of comparable quality. The maximum duration of the fund is 7.5 years and its approximate interest rate sensitivity is comparable to that of a six-year bond. Under normal market conditions, the fund's neutral position is to be fully hedged into U.S. dollars to best serve the needs of U.S. shareholders. However, the fund may engage in currency transactions, both to hedge exchange rate risk and to seek to enhance returns.

European Bond Markets Achieved the Strongest Performance While Treasuries Lagged

     During the 12 months ended October 31, 1996, global bonds generally performed well, particularly during the second half of the period, with a number of markets achieving extremely strong returns. Most international bond markets have outperformed the United States, thus illustrating the benefits of diversification.

     The European higher yielding bonds (Italy, Spain and Sweden) were the best performers of all the major bond markets during the period, while most of the other European bond markets achieved good, albeit more modest, returns (hedged into U.S. dollars). In general, European bond markets benefited from an accommodative environment of sluggish economic growth and low inflation. European bonds were also buoyed by tighter fiscal policies, as several European countries attempted to reduce their deficits enough to qualify for European monetary union. To counter less government spending, several countries (notably Germany) attempted to stimulate economic growth by lowering their interest rates.

     The total return of Japanese Government Bonds (JGBs) during the period under review was lower than those of most European bond markets but still favorable (hedged into U.S. dollars). After lackluster performance during the first half of the period amid fears of accelerating growth, JGBs experienced a volatile, halting recovery when Japan's economy showed signs of weakening during the summer and fall of 1996.

     U.S. Treasuries underperformed all of the major bond markets. Though Treasuries performed well in November and December 1995, accelerating economic growth triggered a sharp correction from January through May 1996. The U.S. bond market partially recovered when it rallied during September and October, but it continued to lag. Within the dollar bloc, Canadian bonds did particularly well during the period, reflecting a continuing easing of monetary policy by the Bank of Canada, a strong currency and a relatively weak economy.

Performance Review: Favorable Country Allocations Benefited Fund Performance

     During the period under review, the Goldman Sachs Global Income Fund's Class A and Institutional shares outperformed the fund's benchmark, the J.P. Morgan Global Government Bond Index (hedged into U.S. dollars) (the "Index"). The Index covers 14 major bond markets and reflects their currency exposures. That favorable performance relative to the benchmark was primarily due to the fact that during most of the period the fund was overweighted in European bonds and moderately underweighted in U.S. Treasuries.

     The fund's Class B shares, which began operations on May 1, 1996 while U.S. interest rates were still rising, underperformed the benchmark.


--------------------------------------------------------------------------------

Letter to Shareholders
--------------------------------------------------------------------------------
Goldman Sachs Global Income Fund (continued)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Performance Summary
--------------------------------------------------------------------------------

                                       Class A      Class B*      Institutional
                                      (10/31/95-    (5/1/96-       (10/31/95-
                                       10/31/96)    10/31/96)       10/31/96)
                                       --------     --------        --------
Total Return (based on net asset         11.05%        6.24%          11.55%
  value)
--------------------------------------------------------------------------------
  Return From Monthly                    10.50%        2.68%          11.07%
   Distributions
--------------------------------------------------------------------------------
  Return From Price Appreciation          0.55%        3.56%           0.48%
--------------------------------------------------------------------------------
Total Return of J.P. Morgan              10.06%        6.53%          10.06%
  Global Government Bond Index
--------------------------------------------------------------------------------
NAV (as of 10/31/96)                     $14.53       $14.53          $14.52
--------------------------------------------------------------------------------
NAV Change                               +$0.08       +$0.50          +$0.07
--------------------------------------------------------------------------------

* New share class opened during the period.

     Though the portfolio is typically fully hedged into U.S. dollars, we occasionally employed currency strategies during the period. These included the initiation of a long position in the U.S. dollar against the yen and European currencies, which helped the fund's performance when the dollar strengthened during the period.

Portfolio Composition and Investment Strategies

              Portfolio Composition as of October 31, 1996*

                           [PIE CHART APPEARS HERE]
                  Sweden                           1.9%
                  Denmark                          2.5%
                  Spain                            2.6%
                  Netherlands                      2.6%
                  Ireland                          2.7%
                  Italy                            5.7%
                  U.K.                             6.3%
                  Japan                            9.0%
                  Germany                         15.0%
                  Cash                            15.4%
                  U.S.                            36.3%

* The percentages shown are of total portfolio investments that have settled and include an offset to cash equivalents relating to unsettled trades. These percentages may differ from those in the accompanying Statement of Investments, which reflect portfolio holdings as a percentage of net assets.

 .    Dollar Bloc. As of October 31, 1996, U.S. Treasuries were the fund's sole allocation in the dollar bloc countries. However, during the period, we intermittently held positions in Canadian and Australian bonds.

     U.S. During most of the period, the portfolio was underweighted in U.S. Treasuries relative to the benchmark, which worked to its advantage when the U.S. market was impacted by rising interest rates. In September and October, we raised the fund's Treasury allocation, and the shift helped performance when the Treasury market rallied during those months. As of October 31, the portfolio held a 36.3% Treasury allocation, in line with the benchmark.

     Other Dollar Bloc. The fund began the period overweighted in Canada (7.7% as of October 31, 1995). However, we reduced the position in January and liquidated the remainder in May on the expectation that Canada's current round of interest rate easing had run its course, which proved not to be the case. In July, we reestablished an overweighting in Canada, then sold the position the following month after the market rallied. During September and October, the Canadian bond market rose again on weaker economic news, but the fund did not participate. Though the fund was not invested in Australia as of October 31, it held an overweighted position at times during the period, which contributed to performance when the market strengthened in anticipation of easing monetary policy.

 .    Europe. The fund benefited from being overweighted in Europe during much of the period. After we sold part of the allocation in the region at a profit, the fund was slightly underweighted in European bonds relative to the Index, 39.3% versus 43.9%, as of October 31.

     Germany. Germany's economic growth was anemic during the first half of the period, with real GDP declining during the fourth quarter of 1995 and the first quarter of 1996. To help stimulate growth amid a tight fiscal policy, the Bundesbank aggressively cut interest rates, which proved only modestly successful as high unemployment and weak manufacturing activity continued to persist. To

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Goldman Sachs Global Income Fund (continued)


--------------------------------------------------------------------------------
participate in Germany's favorable bond market environment, we significantly overweighted our holdings at 15.0% (versus 9.6% for the Index), preferring Germany over France in the core European markets.

     Italy, Spain and Sweden. During the period, we increased the fund's allocation in the higher yielding European markets, then trimmed its exposure after these markets became less favorably valued. In January, we initiated a position in Italy, which was attractive due to its tight fiscal policy, expected interest rate cuts and better than anticipated inflation data. As of October 31, Italy was overweighted relative to the benchmark, 5.7% versus 5.2%, and it significantly benefited the fund as it proved to be the best performing bond market during the period. Spain, another top-performing bond market, was cut to a 2.6% position as of October 31 after we determined the market fully reflected expectations that Spain would meet the criteria for European monetary union. We also benefited by establishing and maintaining an overweighted position in Sweden during most of the period, then subsequently reduced the position to 1.9%, nearly in line with the benchmark.

     U.K. The U.K.'s economy was sluggish during much of the period, but by September economic activity began to rebound, particularly in the consumer sector. In anticipation of renewed inflationary pressures, as well as political uncertainty related to the forthcoming general election, we sold approximately half of the portfolio's U.K. position during the period. As of October 31, the portfolio's 6.3% U.K. weighting was in line with the benchmark.

     Ireland, the Netherlands and Denmark. Small, new positions added during the period included Ireland (2.7%), the Netherlands (2.6%) and Denmark (2.5%). Like the rest of Europe, these countries had attractive bond market environments, and they contributed to the fund's performance. We believe Ireland is particularly attractive as it has an exemption on its debt level, enabling it to join European monetary union (EMU) on the first round.

     France. Over the course of the year we reduced the fund's position in France, finally liquidating our remaining holdings in July, in favor of German bonds that we believed were more attractively valued. Unfortunately, this strategy was not successful when France subsequently outperformed Germany.

     Belgium. Belgium, a 3.5% allocation last year, performed well and we trimmed the position over the course of the year. In October, we sold the fund's remaining holdings in Belgium in favor of the Netherlands, which our analysis determined offered greater total return potential.

 .    Japan. JGBs accounted for 9.0% of the portfolio, significantly underweighted compared with the benchmark (15.1%), which benefited the fund when JGBs were weak during the first half of the period, but did not work in its favor when JGBs rebounded in the second half of the year. However, the fund partially participated in the Japanese bond rally through a call option on JGBs, as well as its direct investments.

 .    Cash Equivalents. The fund's allocation in cash equivalents was 15.4%, approximately the same as a year ago (16.4%). We anticipate reducing the position as we identify attractive investment opportunities.

 .    Credit Quality. The portfolio was 100% invested in triple-A-rated securities as of the end of the period.

 .    Duration. As of October 31, the fund's duration of 4.4 years was approximately a half year lower than that of the benchmark. (Duration is a measurement of the fund's sensitivity to interest rate movements; the shorter the duration, the less the fund's net asset value [NAV] should move in relation to interest rate fluctuations.) The duration difference was primarily due to the portfolio's cash equivalent position and its underweighting in Japan.


--------------------------------------------------------------------------------

Letter to Shareholders
--------------------------------------------------------------------------------
Goldman Sachs Global Income Fund (continued)


--------------------------------------------------------------------------------
Fund Outlook

    Going forward, we expect European bonds to continue to outperform U.S. Treasuries, in terms of both capital gains and yields. In general, European economies are weaker than that of the United States, with slow growth, high unemployment and tight fiscal policies. Germany's economic recovery appears intact, which makes us somewhat more cautious on German bonds at current low yield levels. Nevertheless, German bonds still offer excess returns over cash, provided German monetary policy remains on hold. Longer term, we favor the U.K. gilt, as we believe the market has overreacted to the U.K.'s lack of participation in European monetary union and its recent political uncertainty. We also have a positive longer term view of the higher yielding markets of Italy and Spain, though they have not offered investors a sufficient risk premium in recent months. As of this writing, we are neutral on U.S. Treasuries, but we will be watching for signs that the U.S. Federal Reserve expects to preempt any potential inflationary pressure with tighter monetary policy in the near future. Our analysis indicates that after their spectacular run, Canadian bonds do not offer attractive relative value, but we are considering reestablishing a position in Australia, which is experiencing slowing growth and waning inflationary pressures. We expect to remain underweighted in Japan because we anticipate that its economic recovery will resume despite recent weakness, opening the possibility for monetary tightening. With JGBs currently yielding just under 3%, our analysis indicates that we would not be adequately compensated for their level of risk.

Distribution Policy

     During the 12-month period under review, the fund's Class A and Institutional shares paid out distributions of $1.43 and $1.50 per share, respectively. From their inception on May 1, 1996 through October 31, 1996, the fund's Class B shares paid out $0.36 per share. The fund declares and pays dividends on a monthly basis. The fund distributes substantially all of its taxable income, as is required for all investment companies.

     As always, we will utilize the resources of Goldman, Sachs & Co.'s London-based Economics Research Group for economic and market trend analysis as we continue to seek out attractive global bond investment opportunities. We appreciate your investment in the Goldman Sachs Global Income Fund and look forward to continuing to help you achieve your investment goals.

Sincerely,


/s/ Stephen C. Fitzgerald

Stephen C. Fitzgerald
Portfolio Manager, Fixed Income Investments


/s/ Andrew F. Wilson

Andrew F. Wilson
Portfolio Manager, Fixed Income Investments

/s/ Gareth I. Evans

Gareth I. Evans
Portfolio Manager, Currency

Goldman Sachs Global Income Fund
London, November 29, 1996


--------------------------------------------------------------------------------

Goldman Sachs Trust
--------------------------------------------------------------------------------
Goldman Sachs Global Income Fund
October 31, 1996

--------------------------------------------------------------------------------

In accordance with the requirements of the Securities and Exchange Commission, the following data is supplied for the periods ended October 31, 1996. The performance for the Goldman Sachs Global Income Fund (assuming both the maximum sales charge of 4.5% and no sales charge for the Class A shares, the first year maximum redemption fee of 5% and no redemption fee for the Class B shares and net asset value for the Institutional shares) is compared with its benchmark-- the J.P. Morgan Global Government Bond Index hedged to U.S. Dollars ("J.P. Morgan GGB Index-$ Hedged"). All performance data shown represents past performance and should not be considered indicative of future performance which will fluctuate as market conditions change. The investment return and principal value of an investment will fluctuate with changes in market conditions so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                       HYPOTHETICAL $10,000 INVESTMENT

                             [CHART APPEARS HERE]

                              Class A Shares (a)

                   Class A Shares     Class A Shares   J.P. Morgan GGB Index-
                  (no sales charge)  (w/sales charge)        $ Hedged
  09/01/91            $10,000             $9,500              $10,000
  10/31/91            $10,145             $9,688              $10,263
  10/31/92            $11,034            $10,538              $11,156
  10/31/93            $12,220            $11,670              $12,509
  10/31/94            $11,672            $11,146              $12,051
  10/31/95            $13,432            $12,827              $13,903
  10/31/96            $14,921            $14,250              $15,306

                                Class B Shares

                             [CHART APPEARS HERE]

                 Class B Shares         Class B Shares      J.P. Morgan GGB
             (no redemption charge)  (w/redemption charge)  Index-$ Hedged
 05/01/96           $10,000                $10,000              $10,000
 10/31/96           $10,624                $10,124              $10,653


                             Institutional shares

                             [CHART APPEARS HERE]

                    Institutional       J.P. Morgan GGB
                       Shares           Index-$ Hedged
 08/01/95             $10,000               $10,000
 10/31/95             $10,442               $10,351
 10/31/96             $11,651               $11,395




                       ----------------------------------------------------
                                Average Annual Total Return
                       ----------------------------------------------------
                       One Year      Five Year      Since Inception(b)
---------------------------------------------------------------------------
Class A, excluding
  sales charge           11.05%          8.01%             8.02%
---------------------------------------------------------------------------
Class A, including
  sales charge            6.08%          7.02%             7.08%
---------------------------------------------------------------------------
Class B, excluding
  redemption charge         N/A            N/A             6.24%(c)
---------------------------------------------------------------------------
Class B, including
  redemption charge         N/A            N/A             1.24%(c)
---------------------------------------------------------------------------
Institutional Class      11.55%            N/A            12.95%
---------------------------------------------------------------------------

(a) For comparative purposes, initial investments are assumed to be made on the first day of the month following the Fund's commencement of operations of the Class A shares.

(b) The Class A, Class B and Institutional shares commenced operations August 2, 1991, May 1, 1996 and August 1, 1995, respectively.

(c) An aggregate total return (not annualized) is shown instead of an average annual total return since the B Class has not completed a full twelve months of operations.

--------------------------------------------------------------------------------

Statement of Investments
--------------------------------------------------------------------------------
Goldman Sachs Global Income Fund

October 31, 1996

--------------------------------------------------------------------------------
Principal                       Interest           Maturity
Amount (a)                        Rate               Date                 Value
================================================================================
Debt Obligations--83.2%
British Pound Sterling--6.2%
United Kingdom Treasury
BPS       9,000,000                8.50%           12/07/05        $ 15,573,120
--------------------------------------------------------------------------------
Danish Krone--2.5%
Kingdom of Denmark
DKK      33,000,000                9.00%           11/15/00        $  6,415,484
--------------------------------------------------------------------------------
Deutschemark--14.8%
Federal Republic of Germany
DEM       8,000,000                7.12%           12/20/02        $  5,742,980
          7,500,000                6.75            07/15/04           5,245,292
         33,000,000                6.50            10/14/05          22,549,455
          3,500,000                7.38            01/03/05           2,528,510
Treuhandanstalt
          2,000,000                6.50            04/23/03           1,388,437
--------------------------------------------------------------------------------
                                                                   $ 37,454,674
--------------------------------------------------------------------------------
Irish Pound--2.7%
Republic of Ireland
IEP       4,000,000                8.00%           10/18/00        $  6,905,421
--------------------------------------------------------------------------------
Italian Lira--5.4%
Republic of Italy
ITL  19,000,000,000               10.50%           11/01/00        $ 13,851,419
--------------------------------------------------------------------------------
Japanese Yen--8.9%
International Bank for Reconstruction &
   Development
JPY     700,000,000                6.75%           06/18/01        $  7,536,474
Japanese Developmental Bank
      1,400,000,000                6.50            09/20/01          15,019,116
--------------------------------------------------------------------------------
                                                                   $ 22,555,590
--------------------------------------------------------------------------------
Netherlands Guilder--2.5%
Dutch Government Bond
NLG      10,000,000                7.00%           06/15/05        $  6,350,937
--------------------------------------------------------------------------------
Spanish Peseta--2.5%
Government of Spain
ESP     500,000,000               10.30%           06/15/02        $  4,448,842
Kingdom of Spain
        200,000,000               10.15            01/31/06           1,804,930
--------------------------------------------------------------------------------
                                                                   $  6,253,772
--------------------------------------------------------------------------------
Swedish Krona--1.8%
Kingdom of Sweden
SEK      32,000,000                6.00%           02/09/05        $  4,489,558
--------------------------------------------------------------------------------
United States Dollar--35.9%
United States Treasury Notes
USD      10,000,000                6.88%           07/31/99        $ 10,243,700

         18,000,000                5.25            01/31/01          17,507,880

         17,000,000                6.38            03/31/01          17,196,520

          8,200,000                6.25            02/15/03           8,229,438

         10,000,000                7.88            11/15/04          10,975,000

         12,000,000                6.50            08/15/05          12,125,640

         14,000,000                7.00            07/15/06          14,616,840
--------------------------------------------------------------------------------
                                                                   $ 90,895,018
--------------------------------------------------------------------------------
Total Debt Obligations
  (Cost $206,293,080)                                              $210,744,993
--------------------------------------------------------------------------------
Short-Term Obligations--15.4%
Euro-Time Deposit
USD      38,987,507                5.50%           11/01/96          38,987,507
--------------------------------------------------------------------------------
Total Short-Term Obligations
  (Cost $38,987,507)                                               $ 38,987,507
--------------------------------------------------------------------------------
Total Investments
  (Cost $245,280,587/(b)/ )                                        $249,732,500
================================================================================

================================================================================
Federal Income Tax Information:
Gross unrealized gain for investments in which
  value exceeds cost                                                 $6,414,087
Gross unrealized loss for investments in which cost
  exceeds value                                                      (2,188,683)
--------------------------------------------------------------------------------
Net unrealized gain                                                  $4,225,404
================================================================================

/(a)/ The principal amount of each security is stated in the currency in which the bond is denominated. See below.

BPS = British Pound Sterling                   ITL = Italian Lira
NLG = Netherlands Guilder                      JPY = Japanese Yen
DKK = Danish Krone                             ESP = Spanish Peseta
DEM = Deutschemark                             SEK = Swedish Krona
IEP = Irish Pound                              USD = United States Dollar

/(b)/ The aggregate cost for federal income tax purposes is $245,507,096. The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
--------------------------------------------------------------------------------

  The accompanying notes are an integral part of these financial statements.

Letter to Shareholders
--------------------------------------------------------------------------------
Goldman Sachs Municipal Income Fund



--------------------------------------------------------------------------------
Investment Objective

     The Goldman Sachs Municipal Income Fund seeks to provide a high level of current income that is exempt from regular federal income tax, consistent with the preservation of capital. In pursuit of its objective, the fund invests in a diversified portfolio of municipal securities with a weighted average credit quality of double-A or better. The fund buys only investment-grade securities or, if unrated, deemed to be of comparable quality. Under normal interest rate conditions, the fund's duration is expected to be within one year of its benchmark, the Lehman Brothers 15-Year Municipal Bond Index. The fund's approximate interest rate sensitivity is comparable to that of a 15-year bond.

After a Weak Start, the Municipal Bond Market Strengthened

     The municipal bond market outperformed Treasuries during the 12-month period under review, though both markets came under pressure when rates rose during the first half of 1996. The average price of a 15-year municipal bond (as calculated from data provided by Municipal Market Data, an independent municipal market information provider) rose approximately 0.50%, while yields declined from 5.35% on October 31, 1995 to 5.30% on October 31, 1996.

     The municipal bond market began the period under review on a weak note. Tax reform uncertainty impacted investor demand during November and December 1995, while municipal bond supply was high due to seasonably heavy year-end issuance and relatively low interest rates. The market environment improved during January and February 1996, when fading tax reform concerns helped to revive investor interest in the sector and issuance declined. From March through the end of the period, the market's technical balance was generally healthy, though occasional spikes in supply periodically overwhelmed demand and briefly impacted performance. The largest of these surges occurred in June when supply rose to its highest level since late 1995, but subsequently both new issuance and secondary supply fell dramatically from July through September.

     On the demand side, interest in municipal bonds was generally stable until late summer and early fall. Demand from individual investors (who control approximately 65% of municipal bond ownership either through mutual funds or direct investment) began to decline when interest rates declined and municipal yields fell below the psychologically significant 6% level. In addition, property/casualty companies (who control approximately 10% of municipal bond ownership) also dropped out of the market because the sector had become somewhat unattractive relative to Treasuries. The supply drought finally abated in October when many issuers sought to take advantage of lower interest rates, and a continued weakness in demand caused municipals to underperform taxable bonds for the month.

Municipal Bond Yield Curve

                     [YIELD CURVE LINE GRAPH APPEARS HERE]

                 Year of Maturity      10/31/96      10/31/95
                 ----------------      --------      --------
                       1997                 3.6           3.9
                       1998                 3.9           4.1
                       1999                4.15           4.2
                       2000                 4.3           4.3
                       2001                 4.4           4.4
                       2002                 4.5           4.5
                       2003                 4.6           4.6
                       2004                 4.7           4.7
                       2005                 4.8           4.8
                       2006                 4.9          4.95
                       2007                   5          5.05
                       2008                 5.1          5.15
                       2009                 5.2          5.25
                       2010                5.25          5.35
                       2011                 5.3           5.4
                       2012                5.35          5.45
                       2013                 5.4           5.5
                       2014                 5.4          5.55
                       2015                5.45          5.55
                       2016                5.45          5.55
                       2017                5.45          5.55
                       2018                 5.5          5.55
                       2019                 5.5           5.6
                       2020                 5.5           5.6
                       2021                 5.5           5.6
                       2022                 5.5           5.6
                       2023                 5.5           5.6
                       2024                 5.5           5.6
                       2025                 5.5           5.6

The yield curve steepened at the short end and shifted downward at the longer end.

Performance Review: Term Structure, Sector Weightings and Security Selection Contributed to the Fund's Favorable Performance

     During the period under review, the fund's Class A shares outperformed their benchmark, the Lehman Brothers 15-Year Municipal Bond Index (the "Index"). The fund's Class B shares, which opened on May 1, 1996 while interest rates were still rising, also performed well but slightly lagged the benchmark.

--------------------------------------------------------------------------------

Letter to Shareholders
--------------------------------------------------------------------------------
Goldman Sachs Municipal Income Fund (continued)


--------------------------------------------------------------------------------
    We are pleased to report that the fund's Class A shares outperformed most of their peers. For the 12 months ended October 31, 1996, Class A shares ranked in the top 20% of general municipal debt funds (36 out of 228) based on total return, according to Lipper Analytical Services, Inc. (Please note that Lipper rankings do not take sales charges into account and that past performance is not a guarantee of future results. Class B shares were not included because they were not in existence during the entire 12-month period.)

--------------------------------------------------------------------------------
Performance Summary
--------------------------------------------------------------------------------

                                                       Class A         Class B*
                                                      (10/31/95-      (5/1/96-
                                                      10/31/96)       10/31/96)
                                                      --------        --------
Total Return (based on net asset value)                 6.13%           4.40%
--------------------------------------------------------------------------------
 Return From Monthly Distributions                      4.72%           1.98%
--------------------------------------------------------------------------------
 Return From Price Appreciation                         1.41%           2.42%
--------------------------------------------------------------------------------
Lehman Brothers 15-Year Municipal
 Bond Index                                             5.99%           4.80%
--------------------------------------------------------------------------------
NAV (as of 10/31/96)                                   $14.37          $14.37
--------------------------------------------------------------------------------
NAV Change                                             +$0.20          +$0.34
--------------------------------------------------------------------------------

* New share class opened during the period.

     The fund's positive performance during the period can be attributed to our term structure management, sector weightings and specific security selections.

 .    The portfolio's neutral term structure is "credit-barbelled," emphasizing high-quality bonds with maturities of 20 to 30 years on the long end of the yield curve and lower quality bonds with four to ten year maturities on the short end of the curve. However, during the period, we regularly adjusted the term structure to take advantage of changing market conditions. For example, when the municipal bond yield curve flattened during September and the beginning of October, we sold securities in the 20- to 30-year range in favor of 15- to 20-year bonds. In mid-October, the yield curve steepened as we anticipated, and the fund's 15- to 20-year bonds outperformed 20- to 30-year bonds. By the end of the month, when longer maturity bonds had become more attractively valued, we reestablished a more evenly distributed maturity structure.

 .    In September, we underweighted the fund's municipal bond position relative to the Index when our analysis indicated that municipal bonds had become expensive compared with Treasuries. We replaced a small percentage of the fund's duration with U.S. Treasury bond futures contracts, which we preferred over buying Treasuries directly because they allowed us to participate in a Treasury rally without incurring taxable net investment income. This strategy proved successful when municipal bonds underperformed Treasuries in October, and we returned the fund to its 100% municipal bond weighting after municipals had cheapened to an attractive level at the end of the month.

 .    The fund's performance also benefited from our extensive credit analysis.
Our research helped us identify specific investment opportunities, such as "story" bonds. These securities are often misunderstood or incorrectly valued, but can have unique security structures and attractive yield potential.

Portfolio Composition and Investment Strategies:
Revenue Bonds Were Stressed Over GOs

                 Portfolio Composition as of October 31, 1996*

                           [PIE CHART APPEARS HERE]

                 Variable Rate Demand Notes             7.6%
                 General Obligations                    5.5%
                 Insured Revenue Bonds                 34.7%
                 Revenue Bonds                         27.9%
                 Insured General Obligations           24.3%

* The percentages shown are of total portfolio investments that have settled and include an offset to cash equivalents relating to unsettled trades. These percentages may differ from those in the accompanying Statement of Investments, which reflect portfolio holdings as a percentage of net assets.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Goldman Sachs Municipal Income Fund (continued)



--------------------------------------------------------------------------------
 .    Revenue Bonds. We emphasized revenue bonds over general obligation bonds because the sector offers higher yields and better price appreciation potential. As of October 31, the fund held a 62.6% position in a combination of insured and uninsured revenue bonds, overweighted compared with the Index (53.9%). (Revenue bonds pay interest and principal out of a specific revenue stream, such as sales taxes, hospital charges, tolls, electric rates and airport fees.)

 .    General Obligation (GO) Bonds. As of October 31, the fund's GO holdings, which are backed by the general taxing power of a municipality, were underweighted relative to the Index, 29.8% versus 45.6%. Though the fund's total GO allocation was little changed from a year ago, we did increase its weighting in insured GOs (to 24.3% versus 12.6% last year) and reduced uninsured GOs (to 5.5% versus 16.6% last year) due to security-specific investment opportunities.

 .    Variable Rate Demand Notes (VRDNs). VRDNs, which are high-quality cash equivalents, were used to manage the portfolio's excess liquidity. The position accounted for 7.6% of the portfolio, nearly unchanged from last year.

 .    Credit Quality. During the period, the fund's average credit quality has remained double-A. However, in contrast to last year's emphasis on triple-A-rated bonds, this year the fund's credit quality was structured like a "barbell," with higher quality securities at the long end of the yield curve and lower quality securities (but still investment grade) at the short end. As of October 31, 70.5% of the fund was invested in triple-A-rated securities, nearly the same as a year ago, while double-A- and single-A-rated securities were reduced to 9.3% and 1.8%, respectively. In the late spring of 1996, we initiated a new position in triple-B-rated securities (the lowest credit category for investment-grade securities), which accounted for 18.4% of the portfolio by the end of the period. We used extensive credit research to identify specific securities that offered higher yields than average triple-B-rated securities, but still were of sound credit quality. The triple-B-rated position benefited the fund's performance during the period by enabling us to lock in above-market yields and providing greater price appreciation potential relative to the market. Each of these positions is monitored carefully, and we will remain vigilant for any changes in their credit quality.

Market Outlook

     We have a bullish long-term outlook for municipal bond supply, since new money issuance (bonds issued for purposes other than refunding older debt) tends to be stable and grows at the same rate as GDP. In addition, we do not anticipate a significant increase in refunding unless interest rates drop substantially. On the demand side, investor interest is likely to remain healthy, as we believe that two to four more years of divided government (a Democratic president and a Republican-controlled Congress) should avert any significant tax reform that would threaten municipal bonds' tax-exempt status.

Distribution Policy

     During the period under review, the fund's Class A shares paid out distributions of $0.65 per share. The fund's Class B shares, which opened on May 1, 1996, paid out $0.27 per share from their inception through October 31, 1996. Dividends are declared daily and paid on a monthly basis. The fund intends to distribute substantially all of its investment company tax-exempt and taxable income, as required by tax law.

--------------------------------------------------------------------------------

Letter to Shareholders
--------------------------------------------------------------------------------
Goldman Sachs Municipal Income Fund (continued)



--------------------------------------------------------------------------------
     We value your investment in the Goldman Sachs Municipal Income Fund and we look forward to reporting on the fund's progress in the coming year.



Sincerely,

/s/ Benjamin S. Thompson

Benjamin S. Thompson


/s/ Elisabeth Schupf Lonsdale

Elisabeth Schupf Lonsdale

Portfolio Managers
Goldman Sachs Municipal Income Fund
November 29, 1996




--------------------------------------------------------------------------------

Goldman Sachs Trust
--------------------------------------------------------------------------------
Goldman Sachs Municipal Income Fund
October 31, 1996


--------------------------------------------------------------------------------

In accordance with the requirements of the Securities and Exchange Commission, the following data is supplied for the periods ended October 31, 1996. The performance for the Goldman Sachs Municipal Income Fund (assuming both the maximum sales charge of 4.5% and no sales charge for Class A shares and the maximum redemption fee of 5% and no redemption fee for the Class B shares) is compared with its benchmark--the Lehman Brothers 15-Year Municipal Bond Index ("Lehman 15-Year Muni Index"). All performance data shown represents past performance and should not be considered indicative of future performance which will fluctuate as market conditions change. The investment return and principal value of an investment will fluctuate with changes in market conditions so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                       HYPOTHETICAL $10,000 INVESTMENT

                                Class A /(a)/

                           [LINE CHART APPEARS HERE]

                      Class A Shares       Class A Shares        Lehman 15-year
  Date               (no sales charge)    (w/sales charge)        Muni Index
--------------------------------------------------------------------------------
    8/1/93                $10,000              $9,550                $10,000
--------------------------------------------------------------------------------
  10/31/93                $10,455              $9,984                $10,385
--------------------------------------------------------------------------------
  10/31/94                 $9,878              $9,434                 $9,860
--------------------------------------------------------------------------------
  10/31/95                $11,241             $10,735                $11,414
--------------------------------------------------------------------------------
  10/31/96                $11,933             $11,395                $12,100
--------------------------------------------------------------------------------

                                    Class B

                           [LINE CHART APPEARS HERE]

                      Class A Shares       Class A Shares        Lehman
                      (no redemption       (w/redemption         15-year
  Date                   charge)              charge)          Muni Index
--------------------------------------------------------------------------------
    5/1/96               10,000                10,000             10,000
--------------------------------------------------------------------------------
Oct 31, 96               10,440                 9,940             10,480
--------------------------------------------------------------------------------

                                 -----------------------------------
                                     Average Annual Total Return
                                 -----------------------------------
                                   One Year     Since Inception/(b)/
            --------------------------------------------------------
             Class A, excluding
              sales charge           6.13%            5.27%
            --------------------------------------------------------
             Class A, including
              sales charge           1.35%            3.80%
            --------------------------------------------------------
             Class B, excluding
              redemption charge       N/A             4.40%/(c)/
            --------------------------------------------------------
             Class B, including
              redemption charge       N/A            (0.60%)/(c)/
            --------------------------------------------------------

/(a)/For comparative purposes, Class A initial investment is assumed to be made on the first day of the month following the Fund's commencement of operations.

/(b)/Class A and Class B commenced operations July 20, 1993 and May 1, 1996, respectively.

/(c)/An aggregate total return (not annualized) is shown instead of an average annual total return since the B Class has not completed a full twelve months of operations.

--------------------------------------------------------------------------------

Statement of Investments
--------------------------------------------------------------------------------
Goldman Sachs Municipal Income Fund
October 31, 1996


--------------------------------------------------------------------------------
Principal          Interest              Maturity
Amount               Rate                  Date               Value
================================================================================
Debt Obligations--102.2%
Arizona--5.1%
Maricopa County, AZ Unified School District No. 41 GO
     (FSA)(AAA/Aaa)
$2,500,000          6.25%               07/01/15           $ 2,653,300
--------------------------------------------------------------------------------
California--8.1%
Contra Costa, CA Water District Series G RB (MBIA)
     (AAA/Aaa)
$2,000,000          5.75%               10/01/14           $ 2,022,980
San Buenaventura, CA Sewer Revenue RB (FGIC)
     (AAA/Aaa)
2,255,000           5.50                03/01/15             2,231,435
--------------------------------------------------------------------------------
                                                           $ 4,254,415
--------------------------------------------------------------------------------
Colorado--4.8%
Englewood MFH RB (BBB)
$2,500,000          6.65%               12/01/26           $ 2,499,750
--------------------------------------------------------------------------------
Connecticut--3.9%
Mashantucket Western Pequot Tribe RB (BBB/Baa)
$2,000,000          6.50%               09/01/05           $ 2,072,220
--------------------------------------------------------------------------------
Florida--2.8%
Escambia County, FL Housing Authority, Single Family
     (GNMA/FNMA)(Aaa)
$1,390,000          6.80%               10/01/15           $ 1,464,949
--------------------------------------------------------------------------------
Illinois--19.1%
Chicago, IL GO Series A-2 (AMBAC) (AAA/Aaa) (e)
$1,750,000          6.25%               01/01/14           $ 1,877,873
Cook County, IL GO(FGIC) (AAA/Aaa)
2,000,000           5.75                11/15/12             2,015,720
Lake County, IL Unified School District No. 116 GO (FSA) (AAA/Aaa)
2,000,000           7.60                02/01/14             2,428,340
1,525,000           6.10                02/01/16             1,588,089
O'Hare International Airport RB (MBIA)(AAA/Aaa)
2,000,000           6.38                01/01/15             2,109,780
--------------------------------------------------------------------------------
                                                           $10,019,802
--------------------------------------------------------------------------------
Indiana--9.5%
East Allen, IN Elementary School Building Corp. RB (FSA)
     (AAA/Aaa)
$3,115,000          5.88%               07/01/12           $ 3,178,079
Indiana Transportation Finance Authority RB Series A
     (MBIA) (AAA/Aaa)
1,500,000           7.25                06/01/15             1,789,305
--------------------------------------------------------------------------------
                                                           $ 4,967,384
================================================================================

--------------------------------------------------------------------------------
Principal          Interest              Maturity
Amount               Rate                  Date               Value
================================================================================
Kentucky--2.0%
Nelson County, KY Industrial Building RB for Mabex
Universal Corp. Project AMT (A3)
$1,000,000          6.50%               04/01/05           $ 1,066,790
--------------------------------------------------------------------------------
Maine--1.5%
Maine Educational Loan Authority RB Series A-1 (Aaa)
$ 725,000           6.80%               12/01/07             $ 765,462
--------------------------------------------------------------------------------
Michigan--3.6%
Detroit, MI GO (BBB-)
$1,885,000          5.70%               05/01/02           $ 1,907,714
--------------------------------------------------------------------------------
New York--9.0%
New York State Municipal Bond Agency RB, Series A (BBB+)
$1,610,000          6.60%               03/15/01           $ 1,699,854
New York State Thruway Authority Highway & Bridges RB
     (BBB/Baa1)
1,000,000           5.25                04/01/03             1,004,630
Syracuse, NY IDA RB (AA)
2,000,000           5.13                10/15/02             2,005,600
--------------------------------------------------------------------------------
                                                           $ 4,710,084
--------------------------------------------------------------------------------
North Dakota--3.8%
Mercer County, ND PCRB for Basin Electric Power 2nd
     Series (AMBAC) (AAA/Aaa) (e)
$2,000,000          6.05%               01/01/19           $ 2,055,380
--------------------------------------------------------------------------------
Ohio--8.9% Akron, OH COPs (a) (BBB) (c)
$2,000,000          6.90%               12/01/16           $ 1,438,500
Kent State University RB (MBIA) (AAA/Aaa)
2,280,000           5.50                05/01/28             2,181,504
Trumbull County, OH GO (AMBAC) (AAA/Aaa)
1,000,000           5.75                12/01/03             1,061,870
--------------------------------------------------------------------------------
                                                           $ 4,681,874
--------------------------------------------------------------------------------
Texas--8.8%
Denison, TX Waterworks & Sewer RB (AAA/Aaa)
$1,250,000          5.50%               09/01/08           $ 1,258,525
1,250,000           5.40                09/01/09           $ 1,258,475
East Texas Criminal Justice Facilities Financing Corp. RB
     (AMBAC) (AAA/Aaa)
$2,000,000          5.75                11/01/09           $ 2,032,560
Fort Bend, TX Independent School District RB (AAA/Aaa)
50,000              5.00                02/15/18                46,226
--------------------------------------------------------------------------------
                                                           $ 4,595,786
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Statement of Investments
--------------------------------------------------------------------------------
Goldman Sachs Municipal Income Fund (continued)
October 31, 1996


--------------------------------------------------------------------------------
Principal          Interest              Maturity
Amount               Rate                  Date               Value
================================================================================

Debt Obligations(continued)
Washington--7.1%
Chelan County, WA Public Utility RB (AAA/Aaa)/c/
$2,500,000          6.35%               07/01/28           $ 2,540,125
Washington State Series C GO (AA/Aa)
 1,155,000          6.50                07/01/00             1,232,373
--------------------------------------------------------------------------------
                                                           $ 3,772,498
--------------------------------------------------------------------------------
Wisconsin--4.2%
Wisconsin Housing & Economic Development Authority RB,
Series B (AA/Aa)/e/
$2,060,000          7.10%               09/01/15           $ 2,181,623
--------------------------------------------------------------------------------
Total Debt Obligations
  (Cost $52,677,902)                                       $53,669,031
--------------------------------------------------------------------------------
Short-Term Obligations--8.4%
Alabama--6.5%
Columbia County, AL IDB/b/ (A/A2)
$1,200,000          3.65%               11/01/96           $ 1,200,000
Parrish, AL IDB/b/ (A/A1)
2,200,000           3.65                11/01/96             2,200,000
--------------------------------------------------------------------------------
                                                           $ 3,400,000
--------------------------------------------------------------------------------
Wyoming--1.9%
Converse, WY PCRB/b/ (AAA)
$1,000,000          3.65%               11/01/96           $ 1,000,000
--------------------------------------------------------------------------------
Total Short-Term Obligations
  (Cost $4,400,000)                                        $ 4,400,000
--------------------------------------------------------------------------------
Total Investments
  (Cost $57,077,902/d/)                                    $58,069,031
================================================================================

--------------------------------------------------------------------------------

================================================================================
Federal Income Tax Information:
Gross unrealized gain for investments in which value
  exceeds cost                                             $ 1,018,643
Gross unrealized loss for investments in which cost
  exceeds value                                                (27,514)
--------------------------------------------------------------------------------
Net unrealized gain                                        $   991,129
================================================================================
/a/The interest rate disclosed for these securities represents effective yields to maturity.
/b/Securities with "Put" features with resetting interest rates. Maturity dates disclosed are the next interest reset dates.
/c/When-issued security.
/d/The amount stated also represents aggregate cost for federal income tax purposes.
/e/Portions of these securities are being segregated for when-issued securities.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

================================================================================
Investment Abbreviations:
AMBAC   --Insured by American Municipal
          Bond Assurance Corp.
COPS    --Certificates of Participation
FGIC    --Insured by Financial Guaranty
          Insurance Co.
FSA     --Financial Security Assurance Co.
GO      --General Obligation
IDA     --Industrial Development Authority
IDB     --Industrial Development Bond
MBIA    --Insured by Municipal Bond Investors
          Assurance
MFH     --Multi-Family Housing
PCRB    --Pollution Control Revenue Bond
RB      --Revenue Bond
================================================================================


--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Trust
--------------------------------------------------------------------------------
Statements of Assets and Liabilities
October 31, 1996


--------------------------------------------------------------------------------

                                                                                          Government       Global        Municipal
                                                                                            Income         Income         Income
                                                                                             Fund           Fund           Fund
                                                                                          ========================================
Assets:
Investments in securities, at value (cost $38,555,545, $245,280,587
  and $57,077,902)                                                                        $38,632,147   $249,732,500   $58,069,031
Receivables:
  Investment securities sold                                                                3,011,458             --            --
  Interest                                                                                    255,950      4,572,733       688,717
  Forward foreign currency exchange contracts                                                      --      1,073,237            --
  Fund shares sold                                                                             38,729         23,757        12,145
  Foreign tax withheld                                                                             --        100,251            --
Cash                                                                                           17,149            248        48,127
Variation margin                                                                                6,788             --            --
Deferred organization expenses, net                                                            23,998             --        30,090
Other assets                                                                                   65,284         31,883        29,773
----------------------------------------------------------------------------------------------------------------------------------
   Total assets                                                                            42,051,503    255,534,609    58,877,883
----------------------------------------------------------------------------------------------------------------------------------
Liabilities:
Payables:
  Investment securities purchased                                                          11,129,422             --     6,076,685
  Forward foreign currency exchange contracts                                                      --      1,816,332            --
  Fund shares repurchased                                                                      14,381        124,500       128,184
  Investment adviser fees                                                                       6,423         94,713        18,124
  Administration fees                                                                              --         32,334         6,857
  Authorized dealer service fees                                                                6,166         44,409         9,224
  Distribution fees                                                                               151         35,488           154
Accrued expenses and other liabilities                                                         57,538        211,388       116,255
----------------------------------------------------------------------------------------------------------------------------------
   Total liabilities                                                                       11,214,081      2,359,164     6,355,483
----------------------------------------------------------------------------------------------------------------------------------
Net assets:
Paid in capital                                                                            30,678,648    247,410,169    52,495,830
Accumulated undistributed net investment income                                                53,331      6,704,225        60,331
Accumulated net realized loss on investment transactions                                      (45,759)    (4,636,687)   (1,024,890)
Accumulated net realized foreign currency gain                                                     --         43,634            --
Net unrealized gain on investments and futures                                                151,202      4,864,862       991,129
Net unrealized loss on translation of assets and liabilities denominated in foreign
  currencies                                                                                       --     (1,210,758)           --
----------------------------------------------------------------------------------------------------------------------------------
   Net assets                                                                             $30,837,422   $253,175,445   $52,522,400
==================================================================================================================================
Net asset value, offering /(a)/ and redemption price per share
Class A                                                                                        $14.36         $14.53        $14.37
Class B                                                                                        $14.37         $14.53        $14.37
Institutional                                                                                      --         $14.52            --
==================================================================================================================================
Shares Outstanding
Class A                                                                                     2,131,467     13,670,270     3,637,437
Class B                                                                                        16,317         17,603        17,778
Institutional                                                                                      --      3,735,251            --
----------------------------------------------------------------------------------------------------------------------------------
Total shares outstanding, $.001 par value (unlimited number of shares authorized)           2,147,784     17,423,124     3,655,215
==================================================================================================================================

/(a)/Maximum public offering price per share (NAV per share x 1.0471) for Class
     A shares is $15.04, $15.21 and $15.05 for Government Income, Global Income and Municipal Income, respectively. At redemption, Class B shares are subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.
--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Trust
------------------------------------------------------------------------------
Statements of Operations
For the Year Ended October 31, 1996

------------------------------------------------------------------------------

                                        Government       Global      Municipal
                                          Income         Income       Income
                                           Fund           Fund         Fund
                                        ======================================
Investment income:
Interest/(a)/                            $2,048,891   $18,287,214   $2,869,729
------------------------------------------------------------------------------
   Total income                           2,048,891    18,287,214    2,869,729
------------------------------------------------------------------------------
Expenses:
Investment adviser fees                     148,120     1,965,605      211,283
Administration fees                          44,433       393,263       79,231
Authorized dealer service fees               74,171       549,289      132,051
Distribution fees                            74,281       549,538      132,304
Custodian fees                               44,987       210,420       36,172
Transfer agent fees                          72,237       121,212       90,284
Professional fees                            58,897        92,538       60,094
Registration fees                            14,992        63,673       32,549
Amortization of deferred organization
 expenses                                    18,848        46,256       17,593
Trustee fees                                    478         3,073          707
Other                                         8,763        78,430       27,214
------------------------------------------------------------------------------
   Total expenses                           560,207     4,073,297      819,482
   Less--expenses reimbursable and fees
    waived by Goldman Sachs                (411,644)   (1,241,452)    (370,128)
------------------------------------------------------------------------------
   Net expenses                             148,563     2,831,845      449,354
------------------------------------------------------------------------------
   Net investment income                  1,900,328    15,455,369    2,420,375
------------------------------------------------------------------------------
Realized and unrealized gain (loss)
   on investment, options, futures and
   foreign currency transactions:
Net realized gain (loss) from:
   Investment transactions                  115,970     9,268,666    1,390,846
   Futures transactions                     (68,389)           --     (151,156)
   Foreign currency related transactions         --    (2,192,328)          --
Net change in unrealized gain (loss) on:
   Investments and options                 (332,205)       54,149     (513,085)
   Futures                                   74,600            --           --
   Translation of assets and liabilities
    denominated in foreign currencies            --     4,948,769           --
------------------------------------------------------------------------------
   Net realized and unrealized gain (loss)
     on investment, options, futures and
     foreign currency transactions         (210,024)   12,079,256      726,605
------------------------------------------------------------------------------
   Net increase in net assets resulting
     from operations                     $1,690,304   $27,534,625   $3,146,980
==============================================================================

/(a)/Net of $96,252 in foreign withholding tax for the Global Income
     Fund.



------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Trust
--------------------------------------------------------------------------------
Statements of Changes in Net Assets
For the Year Ended October 31, 1996


--------------------------------------------------------------------------------

                                                                            Government         Global        Municipal
                                                                              Income           Income         Income
                                                                               Fund             Fund           Fund
                                                                           =============================================
From operations:
Net investment income                                                      $  1,900,328     $ 15,455,369    $  2,420,375
Net realized gain from investment transactions                                   47,581        9,268,666       1,239,690
Net realized loss from foreign currency related transactions                         --       (2,192,328)             --
Net change in unrealized gain (loss) on investments, futures and options       (257,605)          54,149        (513,085)
Net change in unrealized loss on translation of assets and liabilities
  denominated in foreign currencies                                                  --        4,948,769              --
------------------------------------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations                      1,690,304        27,534,625      3,146,980
------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
Net investment income
    Class A                                                                  (1,898,372)      (22,455,377)    (2,418,570)
    Class B                                                                      (3,324)           (3,052)        (1,805)
    Institutional Class                                                              --        (4,050,770)            --
------------------------------------------------------------------------------------------------------------------------
    Total distributions to shareholders                                      (1,901,696)      (26,509,199)    (2,420,375)
------------------------------------------------------------------------------------------------------------------------
From share transactions:
Net proceeds from sales of shares                                             8,922,548        39,747,372      6,389,765
Reinvestment of dividends and distributions                                   1,614,587        16,968,046      1,484,778
Cost of shares repurchased                                                   (8,990,920)      (82,019,748)    (9,875,982)
------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from share transactions   1,546,215       (25,304,330)    (2,001,439)
------------------------------------------------------------------------------------------------------------------------
    Total increase (decrease)                                                 1,334,823       (24,278,904)    (1,274,834)

Net assets:

Beginning of year                                                            29,502,599       277,454,349     53,797,234
------------------------------------------------------------------------------------------------------------------------
End of year                                                                $ 30,837,422     $ 253,175,445   $ 52,522,400
========================================================================================================================
Accumulated undistributed net investment income                            $     53,331     $   6,704,225   $     60,331
========================================================================================================================
Summary of share transactions:
Shares sold                                                                     624,626         2,811,314        449,496
Reinvestment of dividends and distributions                                     112,977         1,198,568        104,201
Shares repurchased                                                             (628,175)       (5,784,097)      (694,794)
------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in shares outstanding                                   109,428        (1,774,215)      (141,097)
========================================================================================================================

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Trust
--------------------------------------------------------------------------------
Statements of Changes in Net Assets
For the Year Ended October 31, 1995

--------------------------------------------------------------------------------

                                                                                        Government         Global         Municipal
                                                                                          Income           Income          Income
                                                                                           Fund             Fund            Fund
                                                                                       =============================================


From operations:
Net investment income                                                                  $ 1,357,262     $ 19,658,884     $ 2,466,930

Net realized gain from investment transactions                                             603,048        5,556,002         938,332

Net realized gain from foreign currency related transactions                                    --       18,804,029              --

Net change in unrealized gain on investments                                               902,391       14,759,004       3,055,111

Net change in unrealized loss on translation of assets and liabilities denominated in
  foreign currencies                                                                            --      (15,288,240)             --
------------------------------------------------------------------------------------------------------------------------------------

  Net increase in net assets resulting from operations                                   2,862,701       43,489,679       6,460,373
------------------------------------------------------------------------------------------------------------------------------------

Distributions to shareholders from:
Net investment income                                                                   (1,361,620)     (20,883,123)(a)  (2,466,930)

------------------------------------------------------------------------------------------------------------------------------------

   Total distributions to shareholders                                                  (1,361,620)     (20,883,123)     (2,466,930)

------------------------------------------------------------------------------------------------------------------------------------

From share transactions:
Net proceeds from sales of shares                                                       15,973,014       53,349,100      11,879,853
Reinvestment of dividends and distributions                                              1,123,498       13,008,610       1,551,121
Cost of shares repurchased                                                              (3,546,816)    (208,094,050)    (11,000,210)

------------------------------------------------------------------------------------------------------------------------------------

   Net increase (decrease) in net assets resulting from share transactions              13,549,696     (141,736,340)      2,430,764
------------------------------------------------------------------------------------------------------------------------------------

   Total increase (decrease)                                                            15,050,777     (119,129,784)      6,424,207
Net assets:
Beginning of year                                                                       14,451,822      396,584,133      47,373,027
------------------------------------------------------------------------------------------------------------------------------------

End of year                                                                            $29,502,599    $ 277,454,349    $ 53,797,234
====================================================================================================================================

Accumulated undistributed net investment income                                        $    36,251    $  16,641,827    $     42,738
====================================================================================================================================

Summary of share transactions:
Shares sold                                                                              1,139,008        3,822,903         876,447
Reinvestment of dividends and distributions                                                 80,152          935,191         113,767
Shares repurchased                                                                        (253,583)     (15,079,626)       (816,569)

------------------------------------------------------------------------------------------------------------------------------------

Net increase (decrease) in shares outstanding                                              965,577      (10,321,532)        173,645
====================================================================================================================================

(a) The Global Income Fund distributed $20,322,640 and $560,483 from net investment income for the Class A and Institutional class of shares, respectively.



--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Trust
--------------------------------------------------------------------------------
Notes to Financial Statements
October 31, 1996


--------------------------------------------------------------------------------
1.  Organization

Goldman Sachs Trust (the "Trust") is a Massachusetts business trust registered under the Investment Company Act of 1940 (as amended) as an open-end, management investment company. Included in this report are the financial statements for the Goldman Sachs Government Income Fund (Government Income), the Goldman Sachs Global Income Fund (Global Income) and the Goldman Sachs Municipal Income Fund (Municipal Income), collectively, "the Funds" or individually a "Fund." Government Income and Municipal Income are diversified portfolios whereas Global Income is a non-diversified portfolio. As of October 31, 1996, the Funds offer Class A and Class B shares. In addition, Global Income offers Institutional and Service shares. As of October 31, 1996, there outstanding no Service shares.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds which are in conformity with those generally accepted in the investment company industry.
    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts.

A. Investment Valuation
-----------------------

Investments in debt securities, other than money market instruments, held by the Funds are valued on the basis of dealer-supplied quotations or by a pricing service approved by the Board of Trustees if such prices are believed by the investment adviser to accurately represent market value. The prices derived by a pricing agent reflect broker/dealer-supplied valuations and electronic data processing techniques. If those prices are not deemed by the Fund's Investment Adviser to be representative of the market values at the time the net asset value is calculated, then such securities will be valued at fair value as described below. Options and futures contracts are valued at the last sale price on the market where any such option or futures contract is principally traded. Forward foreign currency exchange contracts are valued at the mean between the last bid and asked quotations supplied by a dealer in such contracts. All other securities and other assets, including debt securities, for which prices are supplied by a pricing agent but are not deemed by the Fund's Investment Adviser to be representative of market values, restricted securities and securities for which no market quotation is available, but excluding money market instruments with a remaining maturity of sixty days or less, are valued at fair value as determined in good faith pursuant to procedures established by the Board of Trustees. Money market instruments held by the Fund with a remaining maturity of sixty days or less will be valued by the amortized cost method, which approximates market value.

Investments in portfolio securities held by Government Income and Municipal Income for which accurate market quotations are readily available are valued on the basis of quotations furnished by a pricing service or provided by dealers in such securities. Portfolio securities held by Government Income and Municipal Income, for which accurate market quotations are not readily available are valued at fair value using methods determined in good faith under procedures established by the Trust's Board of Trustees and may include yield equivalents or a pricing matrix. Exchange traded options and futures contracts will be valued by the investment adviser at the last sale price on the exchange where such contracts and options are principally traded. Short-term debt obligations maturing in sixty days or less are valued at amortized cost.

B. Security Transactions and Investment Income
----------------------------------------------

Security transactions are recorded on the trade date. Realized gains and losses on sales of portfolio securities are calculated on the identified cost basis. Interest income is recorded on the basis of interest accrued. Premiums on interest-only securities and on collateralized mortgage obligations with nominal

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
principal amounts are amortized, on an effective yield basis, over the expected lives of the respective securities, taking into account principal prepayment experience and estimates of future principal prepayments. Certain mortgage security paydown gains and losses are taxable as ordinary income. Such paydown gains and losses increase or decrease taxable ordinary income available for distribution and are classified as interest income in the accompanying Statements of Operations. Original issue discounts ("OID") on debt securities are amortized to interest income over the life of the security with a corresponding increase in the cost basis of that security. OID amortization on mortgage backed REMIC securities is initially recorded based on estimates of principal paydowns using the most recent OID factors available from the issuer. Recorded amortization amounts are adjusted when actual OID factors are received. For Municipal Income, market premiums on other long-term debt securities are amortized to interest income while for Global Income, market discounts on other long-term debt securities are accreted to interest income.

C. Foreign Currency Translations
--------------------------------
Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valuations, other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates; (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.

Net realized and unrealized gain (loss) on foreign currency transactions will represent: (i) foreign exchange gains and losses from the sale and holdings of foreign currencies and investments; (ii) gains and losses between trade date and settlement date on investment securities transactions and forward exchange contracts; and (iii) gains and losses from the difference between amounts of interest recorded and the amounts actually received.

D. Forward Foreign Currency Exchange Contracts
----------------------------------------------
Global Income may enter into forward foreign exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. Global Income may also purchase and sell forward contracts to seek to increase total return. All commitments are "marked-to-market" daily at the applicable translation rates and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains or losses at the time the forward contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

E. Mortgage Dollar Rolls
------------------------
Government Income and Global Income may enter into mortgage "dollar rolls" in which the Fund sells securities in the current month for delivery and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Fund loses the right to receive principal and interest paid on the securities sold but benefits to the extent of any price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund will hold and maintain in a segregated account, until the settlement date, cash or liquid, high grade debt securities in an amount equal to the forward purchase price. For financial reporting and tax reporting purposes, the Fund treats mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale.

--------------------------------------------------------------------------------

Goldman Sachs Trust
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
October 31, 1996


--------------------------------------------------------------------------------
F. Option Accounting Principles
-------------------------------
When call or put options are written, an amount equal to the premium received is recorded as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a written option expires on its stipulated expiration date, or a closing purchase transaction has been entered into, a gain or loss is realized without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished.

Upon the purchase of a call option or a protective put option, the premium paid is recorded as an investment, and subsequently marked-to-market to reflect the current market value of the option. If an option which has been purchased expires on the stipulated expiration date, a loss is realized in the amount of the cost of the option. If a closing sale transaction has been entered into, a gain or loss is realized, depending on whether the sale proceeds from the closing sale transaction are greater or less than the cost of the option.

G. Futures Contracts
--------------------
The Funds may enter into futures transactions in order to hedge against changes in interest rates, securities prices, currency exchange rates in the case of Global Income or to seek to increase total return. A Fund will engage in futures transactions only for bona fide hedging purposes as defined in regulations of the CFTC or to seek to increase total return to the extent permitted by such regulations. The use of futures contracts involve, to varying degrees, elements of market risk which may exceed the amounts recognized in the Statements of Assets and Liabilities.

Payments for futures contracts ("variation margin") are made or received by the Funds each day, dependent on the daily fluctuations in the value of the contract, and are recorded for financial reporting purposes, as unrealized gains or losses. When entering into a closing transaction, the Funds will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price, unless such price does not reflect the fair market value of the contract, in which case the position will be valued using methods as approved by the Funds' Board of Trustees.

Certain risks may arise upon entering into futures contracts. The predominant risk is that changes in the value of the futures contract that may not directly correlate with changes in the value of the underlying securities. The risk may decrease the effectiveness of the Funds' hedging strategies and may also result in a loss to the Funds.

H. Federal Taxes
----------------
It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all investment company tax-exempt and taxable income to its shareholders. Accordingly, no federal tax provisions are required.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of a portfolio's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
At October 31, 1996, the Funds had approximately the following amounts of capital loss carryforward for U.S. Federal tax purposes:

                                                                     Year of
Fund                                           Amount              Expiration
-----------------------------------         ------------        ----------------
Global Income                                 $4,471,734              2002
Municipal Income                              $1,534,884              2002

I. Deferred Organization Expenses
---------------------------------

Organization-related costs are being amortized on a straight-line basis over a period of five years.

J. Expenses
-----------
Expenses incurred by the Trust that do not specifically relate to an individual portfolio of the Trust are allocated to the portfolios based on each portfolio's relative average net assets for the period.

Class A and Class B shareholders of the Funds bear all expenses and fees relating to their respective distribution and authorized dealer service plans as well as other expenses which are directly attributable to such shares. Transfer agent fees are subject to separate arrangements for each class.

3. Agreements
-------------

Goldman Sachs Asset Management ("GSAM"), a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as each Fund's investment adviser pursuant to Investment Advisory Agreements. Goldman Sachs Asset Management International ("GSAM International"), an affiliate of Goldman Sachs, acts as subadviser under a Subadvisory Agreement for Global Income. Under the Investment Advisory and Subadvisory Agreements, GSAM and GSAM International, subject to the general supervision of the Trust's Board of Trustees, manage the Funds' portfolios. As compensation for the services rendered pursuant to the Investment Advisory Agreements and the assumption of the expenses related thereto, GSAM is entitled to a fee, computed daily and payable monthly at an annual rate equal to
 .50%, .25% and .40% of average daily net assets of Government Income, Global Income and Municipal Income, respectively. As compensation for the services rendered pursuant to the Subadvisory Agreement, GSAM International is entitled to a subadvisory fee from Global Income of .50% of the average daily net assets.

GSAM serves as each Fund's administrator pursuant to an Administration Agreement. Under the Administration Agreement, GSAM administers the Funds' business affairs, including providing facilities. As compensation for the services rendered pursuant to the Administration Agreement, GSAM is entitled to a fee, computed daily and payable monthly at an annual rate equal to .15% of each Fund's average daily net assets.

GSAM has voluntarily agreed to limit certain of the Funds' expenses (excluding advisory, administration, distribution and authorized dealer service fees, taxes, interest, brokerage, litigation, indemnification and other extraordinary expenses and with respect to Global Income, transfer agent fees) to the extent such expenses exceed .00%, .06% and .05% per annum of Government Income, Global Income and Municipal Income, respectively.

Goldman Sachs serves as the Distributor of shares of the Funds pursuant to a Distribution Agreement and as such may receive a portion of the sales load imposed on the sale of Fund shares. During the year ended October 31, 1996, Goldman Sachs retained approximately $17,300, $52,600 and $24,900 of sales loads related to Government Income, Global Income and Municipal Income, respectively.

The Trust, on behalf of each Fund, has adopted a Distribution Plan (the "Distribution Plan") pursuant to Rule 12b-1. Under the Distribution Plan, Goldman Sachs is entitled to a quarterly fee from each Fund for distribution services equal, on an annual basis, to .25% and .75% of each Fund's average daily net assets attributable to Class A and Class B shares, respectively.

--------------------------------------------------------------------------------

Goldman Sachs Trust
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
October 31, 1996


--------------------------------------------------------------------------------
The Trust, on behalf of each Fund, has adopted an Authorized Dealer Service Plan (the "Service Plan") pursuant to which Goldman Sachs and Authorized Dealers are compensated for providing personal and account maintenance services. Each Fund pays a fee under its Service Plan equal, on an annual basis, up to .25% of the average daily net assets attributable to the Class A and Class B shares. Goldman Sachs also serves as the Transfer Agent of the Funds for a fee.

For the year ended October 31, 1996, the advisors, administrators and distributor have voluntarily agreed to waive certain fees and reimburse other expenses as follows (in thousands):

                              Waivers
             --------------------------------------
                                                                   Reimburse-
                              Admin-     Class A     Reimburse-       ment
   Fund         Advisor      istrator     12b-1         ment       Outstanding
--------------------------------------------------------------------------------
Government
  Income          74            44          74           220           27
Global
  Income         848            --          56           337            7
Municipal
  Income          --            --         132           238           30

The Investment Advisors and Administrator may discontinue or modify such waivers and limitations in the future at their discretion.

For the year ended October 31, 1996, Government Income and Municipal Income incurred commissions expense of approximately $1,200 and $2,750 respectively, in connection with futures contracts entered into with Goldman Sachs. At October 31, 1996, Goldman Sachs owes approximately $7,000 to Government Income related to variation margin on futures contracts.

4. Line of Credit Facility

The Funds participate in a $100,000,000 uncommitted, unsecured revolving line of credit facility. In addition, Global Income participates in a $50,000,000 committed, unsecured revolving line of credit facility. Both facilities are to be used solely for temporary or emergency purposes. Under the most restrictive arrangement, each Fund must own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings is based on the federal funds rate. The committed facility also requires a fee to be paid based on the amount of the commitment which has not been utilized. For the year ended October 31, 1996, the Funds did not have any borrowings under these facilities.

5. Investment Transactions

Purchases and proceeds of sales or maturities of long-term securities for the year ended October 31, 1996, were as follows:

================================================================================
                           Government             Global            Municipal
Fund                         Income               Income             Income
--------------------------------------------------------------------------------
Purchases of U.S.
 Government and
 agency obligations       $133,097,699         $117,740,548        $     --
--------------------------------------------------------------------------------
Purchases (excluding
 U.S. Government and
 agency obligations)         9,741,716          410,144,747         184,788,273
--------------------------------------------------------------------------------
Sales or maturities of
 U.S. Government and
 agency obligations        136,922,990          102,151,633              --
--------------------------------------------------------------------------------
Sales or maturities
 (excluding U.S.
 Government and
 agency obligations)         3,909,735          446,269,068         189,391,870
================================================================================

For the year ended October 31, 1996, option transactions in Global Income were as follows:

                      Options Purchased                                 Cost
--------------------------------------------------------------------------------
Balance outstanding, beginning of period                             $   --
Options purchased                                                      202,160
Options expired                                                       (202,160)
--------------------------------------------------------------------------------
Balance outstanding, end of period                                   $   --
================================================================================

-------------------------------------------------------------------------------



-------------------------------------------------------------------------------
At October 31, 1996, Global Income had outstanding forward foreign currency exchange contracts to sell foreign currencies as follows:

===============================================================================
                              Value on
    Foreign Currency         Settlement        Current         Unrealized
     Sale Contracts             Date            Value          Gain/(Loss)
-------------------------------------------------------------------------------
Danish Krone
  Expiring 1/22/97           $ 6,348,652     $ 6,443,676       $ (95,024)
Deutschemark
  Expiring 11/27/96           37,735,809      38,044,516        (308,707)
  Expiring 2/27/97            12,671,000      12,775,513        (104,513)
British Pound Sterling
  Expiring 11/14/96           15,423,575      16,184,359        (760,784)
Irish Pound
  Expiring 1/8/97              6,842,743       6,964,425        (121,682)
Italian Lira
  Expiring 1/29/97             1,326,853       1,335,737          (8,884)
Japanese Yen
  Expiring 1/24/97            23,059,781      22,755,697         304,084
Netherlands Guilder
  Expiring 1/9/97              6,442,727       6,510,658         (67,931)
Spanish Peseta
  Expiring 1/16/97             6,543,897       6,612,046         (68,149)
Swedish Krona
  Expiring 1/28/97             4,708,899       4,736,457         (27,558)
Swiss Franc
  Expiring 1/29/97            12,952,107      12,453,735         498,372
  Expiring 1/29/97            12,083,214      12,109,196         (25,982)
-------------------------------------------------------------------------------
  Total Foreign Currency
     Sale Contracts         $146,139,257    $146,926,015       $(786,758)
===============================================================================

The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

At October 31, 1996, Global Income had sufficient cash and/or securities to cover any commitments under these contracts.

Global Income has recorded a "Receivable for forward foreign currency exchange contracts" and "Payable for forward foreign currency exchange contracts" resulting from open and closed but not settled forward foreign currency exchange contracts of $1,073,237 and $1,816,332 respectively, in the accompanying Statement of Assets and Liabilities. Included in the "Receivable and Payable for forward foreign currency exchange contracts" are $270,781 and $227,118 respectively, related to forward contracts closed but not settled as of October 31, 1996.

6. Summary of Share Transactions

Share activity for the year ended October 31, 1996 is as follows:

Government Income Fund                                 Dollars          Shares
===============================================================================
Class A Shares:
  Shares sold                                        $8,675,868         607,156
  Reinvestment of dividends and
   distributions                                       1,611,387         112,752
  Shares repurchased                                 (8,971,389)       (626,797)
                                             ----------------------------------
                                                      1,315,866          93,111
                                             ----------------------------------

Class B Shares
  Shares sold                                           246,680          17,470
  Reinvestment of dividends
   and distributions                                      3,200             225
  Shares repurchased                                    (19,531)         (1,378)
                                             ----------------------------------
                                                        230,349          16,317
-------------------------------------------------------------------------------
                                                     $1,546,215         109,428
===============================================================================

Global Income Fund                                     Dollars          Shares
===============================================================================

Class A Shares:
  Shares sold                                      $ 15,545,777       1,089,521
  Reinvestment of dividends
   and distributions                                 13,419,614         947,846
  Shares repurchased                                (76,216,894)     (5,376,065)
                                             ----------------------------------
                                                    (47,251,503)     (3,338,698)
                                             ----------------------------------

Class B Shares
  Shares sold                                           265,053          18,628
  Reinvestment of dividends
   and distributions                                      1,708             119
  Shares repurchased                                    (16,373)         (1,144)
                                             ----------------------------------
                                                        250,388          17,603
                                             ----------------------------------

Institutional Shares:
  Shares sold                                        23,936,542       1,703,165
  Reinvestment of dividends
    and distributions                                 3,546,724         250,603
Shares repurchased                                   (5,786,481)       (406,888)
                                             ----------------------------------
                                                     21,696,785       1,546,880
-------------------------------------------------------------------------------
                                                   $(25,304,330)     (1,774,215)
================================================================================

Goldman Sachs Trust
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
October 31, 1996

--------------------------------------------------------------------------------

Municipal Income Fund                               Dollars          Shares
================================================================================

Class A Shares:
  Shares sold                                   $   6,139,212           431,736
  Reinvestment of dividends
   and distributions                                1,482,976           104,074
  Shares repurchased                               (9,874,431)         (694,685)
                                            ------------------------------------
                                                   (2,252,243)         (158,875)
                                            ------------------------------------

Class B Shares
  Shares sold                                         250,553            17,760
  Reinvestment of dividends
   and distributions                                    1,802               127
  Shares repurchased                                   (1,551)             (109)
                                            ------------------------------------
                                                      250,804            17,778
--------------------------------------------------------------------------------
                                                $  (2,001,439)         (141,097)
================================================================================

Share activity for the year ended October 31, 1995 is as follows:

Global Income Fund                                  Dollars          Shares
================================================================================
Class A Shares:
 Shares sold                                    $  22,864,336         1,659,380
 Reinvestment of dividends
   and distributions                               12,448,128           895,996
 Shares repurchased                              (207,889,246)      (15,065,279)
                                            -----------------------------------
                                                 (172,576,782)      (12,509,903)
                                            -----------------------------------

Institutional Shares:
  Shares sold                                      30,484,764         2,163,523
  Reinvestment of dividends
    and distributions                                 560,482            39,195
  Shares repurchased                                 (204,804)          (14,347)
                                            -----------------------------------
                                                   30,840,442         2,188,371
-------------------------------------------------------------------------------
                                                $(141,736,340)      (10,321,532)
===============================================================================

7. Repurchase Agreements

During the term of a repurchase agreement, the value of the underlying securities, including accrued interest, is required to equal or exceed the value of the repurchase agreement. The underlying securities for all repurchase agreements are held in safekeeping in the customer-only account of State Street Bank & Trust Co., the Funds' custodian, or at subcustodians. GSAM monitors the market value of the underlying securities by pricing them daily.

8. Joint Repurchase Agreement Account

Government Income, together with other registered investment companies having advisory agreements with GSAM or its affiliates, transfers uninvested cash balances into a joint account, the daily aggregate balance of which is invested in one or more repurchase agreements. The underlying securities for the repurchase agreements are U.S. Treasury obligations and mortgage-related securities issued by the U.S. Government, its agencies or instrumentalities. As of October 31, 1996, Government Income had a 0.3% undivided interest in the repurchase agreement in the joint account which equaled $8,400,000 in principal amount. As of October 31, 1996, the repurchase agreements in the joint account along with the corresponding underlying securities (including the type of security, market value, interest rate and maturity date) were as follows:

Principal              Interest            Maturity              Amortized
 Amount                  Rate                Date                   Cost
===============================================================================
Bear Stearns & Co., dated 10/31/96, repurchase price $700,108,500 (FNMA:
 $555,686,102, 5.50%-8.50%, 2/1/09-6/1/26; FHLMC: $166,359,033, 5.50%-8.50%,
 9/1/98-8/1/26)
$700,000,000            5.58%             11/01/96              $700,000,000
Lehman Brothers, Inc. dated 10/31/96, repurchase price $924,843,329 (Treasury
 Notes: $942,903,967, 4.38%-8.50%, 11/15/96-8/15/03)
924,700,00              5.58              11/01/96               924,700,000
Nomura Securities International, Inc. dated 10/31/96, repurchase price
 $700,108,500 (FNMA: $256,658,433, 5.50%-8.00%, 6/1/03-10/1/26; FHLMC:
 $465,441,174, 6.00%-9.00%, 9/1/1-10/1/26)
700,000,000             5.58              11/01/96               700,000,000
Smith Barney, Inc. dated 10/31/96, repurchase price $170,026,161 (U.S
 Treasury Interest Only Stripped Securities: $11,653,277, 2/15/98-5/15/02; U.S.
 Treasury Notes: $85,997,728, 5.25%-7.75%, 5/15/97-10/15/06; U.S. Treasury
 Principal Only Stripped Securities: $33,993,571, 5/15/97-5/15/05; U.S.
 Treasury Bills: $41,756,285, 12/12/96-3/20/97)
170,000,000             5.54              11/01/96               170,000,000
Union Bank of Switzerland, Inc. dated 10/31/96, repurchase price $175,026,979
 (U.S. Treasury Notes: $178,694,649, 6.88%-7.75%, 8/31/99-1/31/00)
175,000,000             5.55              11/01/96               175,000,000
-------------------------------------------------------------------------------
Total Joint Repurchase Agreement Account                       $2,669,700,000
===============================================================================

--------------------------------------------------------------------------------
9. Certain Reclassifications

In accordance with Statement of Position 93-2, the Government Income, Global Income and Municipal Income Funds have reclassified $18,448, $46,256 and $17,593, respectively, from paid-in capital to accumulated undistributed net investment income. Additionally, the Global Income Fund has reclassified $862,007, $207,585 and $380 from accumulated net realized gain, accumulated net realized foreign currency gain and paid in capital, respectively to accumulated undistributed net investment income. These reclassifications have no impact on net asset values of the Funds and are designed to present the Funds' capital accounts on a tax basis.

10. Other

As of October 31, 1996, the Goldman, Sachs & Co. Employees Profit Sharing and Retirement Income Plan was the beneficial owner of approximately 14% of the outstanding shares of Global Income.

--------------------------------------------------------------------------------

Goldman Sachs Trust
-------------------------------------------------------------------------------
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

-------------------------------------------------------------------------------

                               Income (loss) from investment operations/(a)/                      Distributions to shareholders
                            ==============================================================  ========================================


====================================================================================================================================
                                             Net realized     Net realized
                                           and unrealized    and unrealized       Total                     From net
                                             gain (loss)       gain (loss)       income                   realized gain
                  Net asset                on investment,      on foreign        (loss)                   on investment,   In excess
                   value at     Net           option and        currency          from       From net       option and       of net
                  beginning  investment         futures         related        investment   investment        futures     investment
                   of period   income        transactions     transactions     operations     income       transactions      income

                                                      GOVERNMENT INCOME FUND
------------------------------------------------------------------------------------------------------------------------------------

For the Years Ended October 31,
=========================================================
1996-Class A shares          $14.47   $0.92    $(0.11)          --                $0.81      $(0.92)             --          --
1996-Class B shares/(c)/      14.11    0.41      0.26           --                 0.67       (0.41)             --          --
1995-Class A shares           13.47    0.94      1.00           --                 1.94       (0.94)             --          --
1994-Class A shares           14.90    0.85     (1.28)          --                (0.43)      (0.85)             (0.12)      (0.02)

For the Period February 10, 1993/(d)/ through October 31,
=========================================================
1993-Class A shares           14.32    0.56      0.58           --                 1.14       (0.56)             --          --

                                                        GLOBAL INCOME FUND
------------------------------------------------------------------------------------------------------------------------------------

For the Years Ended October 31,
=========================================================
1996-Class A shares          $14.45   $0.71     $0.62          $0.18              $1.51      $(1.43)             --          --
1996-Class B shares/(c)/      14.03    0.34      0.41           0.11               0.86       (0.36)             --          --
1996-Institutional
   shares                     14.45    1.15      0.32           0.10               1.57       (1.50)             --          --
1995-Class A shares           13.43    0.89      0.92           0.15               1.96       (0.94)             --          --
1995- Institutional
   shares/(f)/                14.09    0.22      0.34           0.06               0.62       (0.26)             --          --
1994-Class A shares           15.07    0.84     (1.37)         (0.12)             (0.65)      (0.22)             (0.16)      --
1993-Class A shares           14.69    0.85      1.07          (0.42)              1.50       (0.85)             (0.27)      --
1992-Class A shares           14.60    1.14      0.45          (0.36)              1.23       (1.14)             --          --

For the Period August 2, 1991/(d)/ through October 31,
=========================================================
1991-Class A shares           14.55    0.25      0.23          (0.19)              0.29       (0.24)             --          --


                                In excess of
                                net realized                                     Net
                                  gain on                                     increase
                                 investment,        From        Total        (decrease)   Net asset
                                 option and         paid    distributions      in net      value at
                                   futures           in          to            asset        end of
                                transactions      capital   shareholders       value        period
-----------------------------------------------------------------------------------------------------

                                     GOVERNMENT INCOME FUND
-----------------------------------------------------------------------------------------------------

For the Years Ended October 31,
=========================================================
1996-Class A shares                --               --        $(0.92)         $(0.11)      $14.36
1996-Class B shares/(c)/           --               --         (0.41)           0.26        14.37
1995-Class A shares                --               --         (0.94)           1.00        14.47
1994-Class A shares                (0.01)           --         (1.00)          (1.43)       13.47


For the Period February 10, 1993 /(d)/ through October 31,
==========================================================
1993-Class A shares                --               --         (0.56)           0.58        14.90

                                       GLOBAL INCOME FUND
-----------------------------------------------------------------------------------------------------


For the Years Ended October 31,
===========================================================
1996-Class A shares                --               --        $(1.43)          $0.08       $14.53
1996-Class B shares/(c)/           --               --         (0.36)           0.50        14.53
1996-Institutional
   shares                          --               --         (1.50)           0.07        14.52
1995-Class A shares                --               --         (0.94)           1.02        14.45
1995-Institutional
   shares/(f)/                     --               --         (0.26)           0.36        14.45
1994-Class A shares                --              (0.61)      (0.99)          (1.64)       13.43
1993-Class A shares                --               --         (1.12)           0.38        15.07
1992-Class A shares                --               --         (1.14)           0.09        14.69


For the Period August 2, 1991 (d) through October 31,
============================================================
1991-Class A shares                --               --         (0.24)           0.05        14.60



                                                               Ratio of                     Net
                                                Ratio of         net                       assets
                                                   net        investment                   at end
                                                expenses        income       Portfolio      of
                                Total          to average     to average      turnover     period
                                return /(b/)   net assets     net assets     rate /(h)/   (in 000s)
===================================================================================================


---------------------------------------------------------------------------------------------------
For the Years Ended October 31,
=========================================================
1996-Class A shares                5.80%          0.50%           6.42%        485.09%      $30,603
1996-Class B shares/(c)/           4.85/(g)/      1.25/(e)/       5.65/(e)/    485.09           234
1995-Class A shares               14.90           0.47            6.67         449.53        29,503
1994-Class A shares               (2.98)          0.11            6.06         654.90        14,452

For the Period February 10, 1993/(d)/ through October 31,
=========================================================
1993-Class A shares                8.03/(g)/      0.00/(e)/       4.87/(e)/    725.41/(g/    12,860



---------------------------------------------------------------------------------------------------

For the Years Ended October 31,
=========================================================
1996-Class A shares               11.05%          1.16%           5.81%        232.15%     $198,665
1996-Class B shares/(c)/           6.24/(g)/      1.70/(e)/       5.16/(e)/    232.15           256
1996-Institutional
   shares                         11.55           0.65            6.35         232.15        54,254
1995-Class A shares               15.08           1.29            6.23         265.86       245,835
1995-Institutional
   shares/(f)/                     4.42/(g)/      0.65/(e)/       6.01/(e)/    265.86        31,619
1994-Class A shares               (4.49)          1.28            5.73         343.74       396,584
1993-Class A shares               10.75           1.30            5.78         313.88       675,662
1992-Class A shares                8.77           1.37            7.85         270.75       588,893

For the Period August 2, 1991 (d) through October 31,
=========================================================
1991- Class A shares               2.00           0.38 /(g)/      1.72 /(g)/    34.22 /(g)/ 388,744

                                        Ratios assuming
                                     no voluntary waiver
                                          of fees or
                                      expense limitations
                                ------------------------------

                                                 Ratio of
                                                    net
                                 Ratio of        investment
                                 expenses          income
                                 to average      to average
                                 net assets      net assets
==============================================================


--------------------------------------------------------------

For the Years Ended October 31,
==========================================================
1996-Class A shares                1.89%           5.03%
1996-Class B shares/(c)/           2.39/(e)/       4 .51/(e)/
1995-Class A shares                2.34            4.80
1994-Class A shares                2.86            3.31

For the Period February 10, 1993 /(d)/ through October 31,
==========================================================
1993-Class A shares                4.00/(e)/       0.87/(e)/


------------------------------------------------------------

For the Years Ended October 31,
==========================================================
1996-Class A shares                1.64%           5.33%
1996-Class B shares/(c)/           2.14 /(e)/      4.72/(e)/
1996-Institutional
   shares                          1.11            5.89
1995-Class A shares                1.58            5.94
1995-Institutional
   shares/(f)/                     1.08/(e)/       5.58/(e)/
1994-Class A shares                1.53            5.48
1993-Class A shares                1.55            5.53
1992-Class A shares                1.62            7.60

For the Period August 2, 1991 (d) through October 31,
==========================================================
1991-Class A shares                0.44/(g)/       1.66/(g)/

------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

Goldman Sachs Trust
-------------------------------------------------------------------------------
Financial Highlights (continued)


Selected Data for a Share Outstanding Throughout Each Period


-------------------------------------------------------------------------------

                 Income (loss) from investment operations (a)                                         Distributions to shareholders

                 --------------------------------------------                              -----------------------------------------



                                             Net realized     Net realized

                                           and unrealized    and unrealized       Total                     From net

                                             gain (loss)       gain (loss)       income                   realized gain

                       Net asset           on investment,      on foreign        (loss)                   on investment,   In excess

                        value at     Net      option and        currency          from       From net       option and       of net

                        beginning  investment   futures         related        investment   investment        futures     investment

                         of period  income   transactions     transactions     operations     income       transactions      income


------------------------------------------------------------------------------------------------------------------------------------


                                                       MUNICIPAL INCOME FUND

For the Years Ended October 31,

1996- Class A shares         $14.17    $0.65    $0.20          --                 $0.85      $(0.65)             --          --

1996- Class B shares /(c)/    14.03     0.27     0.34          --                  0.61       (0.27)             --          --

1995- Class A shares          13.08     0.67     1.09          --                  1.76       (0.67)             --          --

1994- Class A shares          14.64     0.73    (1.51)         --                 (0.78)      (0.73)            (0.05)       --

For the Period July 20, 1993 (d) through October 31,
1993- Class A shares          14.32     0.22     0.32          --                  0.54       (0.22)             --          --





                                  Distributions to shareholders

                                  ----------------------------------------



                               In excess of

                               net realized                                     Net

                                 gain on                                     increase

                                investment,        From        Total        (decrease)   Net asset

                                option and         paid    distributions      in net      value at

                                  futures           in          to            asset        end of

                               transactions      capital   shareholders       value        period


------------------------------------------------------------------------------------------------------------------------------------


                                                       MUNICIPAL INCOME FUND

For the Years Ended October 31,

1996- Class A shares              --               --        $(0.65)          $0.20       $14.37

1996- Class B shares /(c)/        --               --         (0.27)           0.34        14.37

1995- Class A shares              --               --         (0.67)           1.09        14.17

1994- Class A shares              --               --         (0.78)          (1.56)       13.08

For the Period July 20, 1993
1993- Class A shares              --               --         (0.22)           0.32        14.64



                                                                                         Ratio of

                                                                          Ratio of         net

                                                                             net        investment

                                                                          expenses        income      Portfolio

                                                          Total          to average     to average     turnover

                                                          return /(b/)   net assets     net assets    rate /(h)/


------------------------------------------------------------------------------------------------------------------------------------


                                                       MUNICIPAL INCOME FUND

For the Years Ended October 31,

1996- Class A shares                                       6.13%          0.85%           4.58%       344.13%

1996- Class B shares /(c)/                                 4.40 /(g)/     1.60 /(e)/      3.55 /(e)/  344.13

1995- Class A shares                                       13.79          0.76            4.93        335.55

1994- Class A shares                                       (5.51)         0.45            5.28        357.54

For the Period July 20, 1993 (d) through October 31,
1993- Class A shares                                       3.73 /(g)/    0.00 /(e)/      5.15 /(e)/   99.99 /(g)/



                                                                             Ratios assuming
                                                                            no voluntary waiver
                                                                                of fees or
                                                                            expense limitations
                                                                           ---------------------

                                                               Net                         Ratio of
                                                              assets                         net
                                                              at end       Ratio of       investment
                                                               of          expenses         income
                                                              period      to average      to average
                                                             (in 000s)    net assets      net assets
------------------------------------------------------------------------------------------------------------

                                                       MUNICIPAL INCOME FUND

For the Years Ended October 31,

1996- Class A shares                                          $52,267        1.55%           3.88%
1996- Class B shares /(c)/                                        255        2.05 /(e)/      3.10 /(e)/
1995- Class A shares                                           53,797        1.49            4.20
1994- Class A shares                                           47,373        1.55            4.18
For the Period July 20, 1993 (d) through October 31,
1993- Class A shares                                           30,166        2.42 /(e)/      2.73 /(e)/


---------------
(a) Includes the balancing effect of calculating per share amounts.
(b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of period and no sales charge. Total return would be reduced if a sales charge for Class A shares or a contingent deferred sales charge for Class B shares were taken into account.
(c) Class B shares commenced operations on May 1, 1996.
(d) Commencement of operations.
(e) Annualized.
(f) Institutional shares commenced operations on June 1, 1995.
(g) Not annualized.
(h) Includes the effect of mortgage dollar roll transactions for the Government Income Fund.
--------------------------------------------------------------------------------

  The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
Report of Independent Public Accountants


--------------------------------------------------------------------------------
To the Shareholders and Board of Trustees of the Goldman Sachs Government Income Fund, Goldman Sachs Global Income Fund and Goldman Sachs Municipal Income Fund:

  We have audited the accompanying statements of assets and liabilities of the Goldman Sachs Government Income Fund, Goldman Sachs Global Income Fund and Goldman Sachs Municipal Income Fund (portfolios of Goldman Sachs Trust, a Massachusetts Business Trust), including the statements of investments, as of October 31, 1996, and the related statements of operations, the statements of changes in net assets and the financial highlights for each of the periods presented. These financial statements and the financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of the Goldman Sachs Government Income Fund, Goldman Sachs Global Income Fund and Goldman Sachs Municipal Income Fund as of October 31, 1996, the results of their operations and the changes in their net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                                          Arthur Andersen LLP

Boston, Massachusetts
December 12, 1996


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------


















--------------------------------------------------------------------------------
This Annual Report is authorized for distribution to prospective investors only when preceded or accompanied by a Goldman Sachs Trust Prospectus which contains facts concerning the Fund's objectives and policies, management, expenses and other information.
--------------------------------------------------------------------------------

================================================================================


Goldman Sachs
1 New York Plaza
New York, NY 10004

Trustees
Ashok N. Bakhru, Chairman
David B. Ford
Douglas C. Grip
Alan A. Shuch
Jackson W. Smart, Jr.
William H. Springer
Richard P. Strubel

Officers
Douglas C. Grip, President
John W. Mosior, Vice President
Nancy L. Mucker, Vice President
Pauline Taylor, Vice President
Scott M. Gilman, Treasurer
John M. Perlowski, Assistant Treasurer
Michael J. Richman, Secretary
Howard B. Surloff, Assistant Secretary

Goldman Sachs
Investment Adviser, Administrator,
Distributor and Transfer Agent

The Goldman Sachs

Fixed Income Funds

-------------------------------------

Annual Report
October 31, 1996



Goldman Sachs Government Income Fund
Goldman Sachs Global Income Fund
Goldman Sachs Municipal Income Fund


[LOGO OF GOLDMAN SACHS APPEARS HERE]

================================================================================

Goldman Sachs
1 New York Plaza
New York, NY  10004



Trustees
Ashok N. Bakhru, Chairman
David B. Ford
Douglas C. Grip
Alan A. Shuch
Jackson W. Smart, Jr.
William H. Springer
Richard P. Strubel

Officers
Douglas C. Grip, President
John W. Mosior, Vice President
Nancy L. Mucker, Vice President
Pauline Taylor, Vice President
Scott M. Gilman, Treasurer
John M. Perlowski, Assistant Treasurer
Michael J. Richman, Secretary
Howard B. Surloff, Assistant Secretary



Goldman Sachs
Investment Adviser, Administrator,
Distributor and Transfer Agent



The Goldman Sachs

Fixed Income Funds

-------------------------

Annual Report
October 31, 1996




Goldman Sachs Government Income Fund
Goldman Sachs Global Income Fund
Goldman Sachs Municipal Income Fund




[GOLDMAN SACHS LOGO APPEARS HERE]

================================================================================

                                   APPENDIX A

           DESCRIPTION OF BOND RATINGS, INCLUDING MUNICIPAL BONDS/1/

                        MOODY'S INVESTORS SERVICE, INC.


     AAA: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     AA: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     BAA: Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     BA: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

----------

   /1/ The rating systems described herein are believed to be the most recent ratings systems available from Moody's Investors Service, Inc. and Standard & Poor's Ratings Group at the date of this Additional Statement for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which will be given to these securities on the date of a Fund's fiscal year end.


                                      1-A

     B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     CAA: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     CA: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     UNRATED: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

     Should no rating be assigned, the reason may be one of the following:

     1.   An application for rating was not received or accepted.

     2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

     3.   There is a lack of essential data pertaining to the issue or issuer.

     4. The issuer was privately placed, in which case the rating is not published in Moody's publications.

     Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

     NOTE: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designed by the symbols Aa1, A1, Baa1 and B1.


     Moody's also provides credit ratings for commercial paper. These are promissory obligations (1) not having an original maturity in excess of nine months, and (2) backed by commercial banks. Notes bearing the designation P-1 have a superior capacity for repayment. Notes bearing the designation P-2 have a strong capacity for repayment.

                                      2-A

                 Description of Ratings of State and Municipal
                               Commercial Paper
                 ---------------------------------------------

                        MOODY'S INVESTORS SERVICE, INC.

          Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity in excess of nine months. Moody's two highest commercial paper rating categories are as follows:

     PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

          -    Leading market positions in well established industries.

          -    High rates of return on funds employed.

          - Conservative capitalization structures with moderate reliance on debt and ample asset protection.

          - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

          - Well established access to a range of financial markets and assured sources of alternate liquidity.

     PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

                        STANDARD & POOR'S RATINGS GROUP

     AAA: Bonds and debt rated AAA have the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

                                      3-A

     AA: Bonds and debt rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.

     A: Bonds and debt rated A have a very strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB: Bonds and debt rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

     BB, B, CCC, CC, C: Bonds and debt rated BB, B, CCC, CC and C are regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties of major risk exposures to adverse conditions.

     BB: Bonds and debt rated BB have less near-term vulnerability to default than other speculative issues. However, such securities face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for bonds that are subordinated to senior debt assigned an actual or implied BBB- rating.

     B:   Bonds and debt rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

     The B rating category is also used for bonds that are subordinated to senior debt assigned an actual or implied BB or BB-rating.

     CCC: Bonds and debt rated CCC have currently identifiable vulnerability to default, and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, such securities are not likely to have the capacity to pay interest and repay principal.

     The CCC rating category is also used for bonds that are subordinated to senior debt assigned an actual or implied B or B-rating.

                                      4-A

     CC: The rating CC is typically applied to bonds and debt that are subordinated to senior debt assigned an actual or implied CCC rating.

     C: The rating C is typically applied to bonds and debt that are subordinated to senior debt assigned an actual or implied CCC-debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

     C1: The rating C1 is reserved for income bonds on which no interest is being paid.

     D: Bonds and debt rated D are in default and payment of interest and/or repayment of principal is in arrears. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

     PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     N.R.:  Not rated.

     Notes: Bonds which are unrated expose the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower-rated speculative obligations. The Fund is dependent on the Investment Adviser's judgment, analysis and experience in the evaluation of such bonds.

     Investors should note that credit factors affecting high yield, fixed income securities change quickly and the assignment of a rating to a particular bond by a rating service may not reflect the effect of recent developments on the issuer's ability to make interest and principal payments.

     S&P's top ratings for notes issued after July 29, 1984 are SP-1 and SP-2. The designation SP-1 indicates a very strong capacity to pay principal and interest. A plus sign (+) is added for those issues determined to possess overwhelming safety characteristics. An SP-2 designation indicates a satisfactory capacity to pay principal and interest.

     Commercial paper rated A by S&P is regarded as having the greatest capacity for timely payment. Commercial paper rated A-1 is described as having an overwhelming or very strong degree of safety regarding timely payment. Commercial Paper rated A-2 by Standard & Poor's is described as having a strong degree of safety regarding timely payment.

                                      5-A

                        STANDARD & POOR'S RATINGS GROUP

          A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Standard & Poor's two highest commercial paper rating categories are as follows:

          A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

          A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

          A-3: Issued carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable t the adverse effects of changes in circumstances than obligations carrying the higher designations.

          B:    Issues rated B are regarded as having only speculative capacity for timely payment.

          C:    This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

          D:    Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period.

                         FITCH INVESTORS SERVICE, L.P.

Bond Ratings
------------

          The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer's future financial strength and credit quality.

          AAA: Bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

          AA: Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories

                                      6-A
are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

          A: Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

          BBB: Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

          BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

          B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

          CCC: Bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

          CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

          C:  Bonds are in imminent default in payment of interest or principal.

          DDD, DD, AND D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

          PLUS (+) AND MINUS (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA, DDD, DD, or D Categories.

                                      7-A

Investment Grade Short-Term Ratings
-----------------------------------

          Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2: Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

F-S: Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D: Default. Issues assigned this rating are in actual or imminent payment default.

LOC: The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.

                                      8-A

                                 DUFF & PHELPS
                                 -------------

Long-Term Debt and Preferred Stock
----------------------------------

          AAA: Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

          AA+, AA, AA-: High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

          BBB+, BBB, BBB-: Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

          BB+, BB, BB-: Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

          B+, B, B-: Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

          CCC: Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

Commercial Paper/Certificates of Deposits
-----------------------------------------

DUFF 1 PLUS:   Highest certainty of timely payment.  Short-term liquidity including internal operating factors and/or ready access to alternative sources of funds, is clearly outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

DUFF 1: Very high certainty of timely payment. Liquidity factors are excellent and supported by strong fundamental protection factors. Risk factors are minor.

DUFF 1 MINUS:  High certainty of timely payment.  Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

                                      9-A

DUFF 2: Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

DUFF 3: Satisfactory liquidity and other protection factors qualify issues as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

DUFF 4: Speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

DUFF 5: Issuer failed to meet scheduled principal and/or interest payments.

Notes: Bonds which are unrated may expose the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower-rated bonds. The Fund is dependent on the Investment Adviser's judgment, analysis and experience in the evaluation of such bonds.

          Investors should note that the assignment of a rating to a bond by a rating service may not reflect the effect of recent developments on the issuer's ability to make interest and principal payments.


              Description of Ratings of State and Municipal Notes
              ---------------------------------------------------

                        MOODY'S INVESTORS SERVICE, INC.

     Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade ("MIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk, long-term secular trends for example, may be less important over the short run. Symbols used will be as follows:

     MIG-1/VMIG-1: This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing.

                                      10-A

     MIG-2/VMIG-2: This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

     MIG-3/VMIG-3: This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

     MIG-4/VMIG-4: This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

     SG: This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

                        STANDARD & POOR'S RATINGS GROUP

     A Standard & Poor's note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

- Amortization schedule (the larger the final maturity relative to other maturities the more likely it will be treated as a note).

- Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

Note rating symbols are as follows:

SP-1: Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2: Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3:     Speculative capacity to pay principal and interest.

                                      11-A

                                   APPENDIX B

                  BUSINESS PRINCIPLES OF GOLDMAN, SACHS & CO.

     Goldman Sachs is noted for its Business Principles, which guide all of the firm's activities and serve as the basis for its distinguished reputation among investors worldwide.

     OUR CLIENT'S INTERESTS ALWAYS COME FIRST. Our experience shows that if we serve our clients well, our own success will follow.

     OUR ASSETS ARE OUR PEOPLE, CAPITAL AND REPUTATION. If any of these assets diminish, reputation is the most difficult to restore. We are dedicated to complying fully with the letter and spirit of the laws, rules and ethical principles that govern us. Our continued success depends upon unswerving adherence to this standard.

     WE TAKE GREAT PRIDE IN THE PROFESSIONAL QUALITY OF OUR WORK. We have an uncompromising determination to achieve excellence in everything we undertake. Though we may be involved in a wide variety and heavy volume of activity, we would, if it came to a choice, rather be best than biggest.

     WE STRESS CREATIVITY AND IMAGINATION IN EVERYTHING WE DO. While recognizing that the old way may still be the best way, we constantly strive to find a better solution to a client's problems. We pride ourselves on having pioneered many of the practices and techniques that have become standard in the industry.

     WE STRESS TEAMWORK IN EVERYTHING WE DO . While individual creativity is always encouraged, we have found that team effort often produces the best results. We have no room for those who put their personal interests ahead of the interests of the firm and its clients.

     INTEGRITY AND HONESTY ARE THE HEART OF OUR BUSINESS. We expect our people to maintain high ethical standards in everything they do, both in their work for the firm and in their personal lives.

                                      1-B

GOLDMAN, SACHS & CO.'S INVESTMENT BANKING AND SECURITIES ACTIVITIES

Goldman, Sachs & Co. is a leading global investment banking and securities firm with a number of distinguishing characteristics.


 .    Privately owned and ranked among Wall Street's best capitalized firms, with partners' capital of approximately $5.3 billion as of November 29, 1996.

 .    Thirty-four offices worldwide where professionals focus on identifying financial opportunities.

 .    The number one underwriter of all international equity issues for 1993,
     1994 and 1995.*

 .    Premier lead manager of negotiated municipal bond offerings over the past six years (1990-1995).

 .    The number one lead manager of U.S. common stock offerings from (1989-
     1995).*



*    Source: Securities Data Corporation. Ranking excludes REITS, Trusts and
     -----------------------------------
     Rights.

                                      2-B

GOLDMAN, SACHS & CO.'S HISTORY OF EXCELLENCE

1865      End of Civil War

1869      Marcus Goldman opens Goldman Sachs for business

1890      Dow Jones Industrial Average first published

1896      Goldman Sachs joins New York Stock Exchange

1906      Dow Jones Industrial Average tops 100

1925 Goldman Sachs finances Warner Brothers, producer of the first talking film

1956 Goldman Sachs co-manages Ford's public offering, the largest to date

1972      Dow Jones Industrial Average breaks 1000

1986      Goldman Sachs takes Microsoft public

1991 Provides advisory services for the largest privatization in the region of the sale of Telefonos de Mexico

1995      Dow Jones Industrial Average breaks 5000

1996      Goldman Sachs takes Deutsche Telekom public

          Dow Jones Industrial Average breaks 6000

1997      Dow Jones Industrial Average breaks 7000

                                      3-B

INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY STATE.



                     SUBJECT TO COMPLETION -- JUNE 13, 1997

                                     PART B
                      STATEMENT OF ADDITIONAL INFORMATION
                                 CLASS A SHARES
                                 CLASS B SHARES
                                 CLASS C SHARES
                 GOLDMAN SACHS ADJUSTABLE RATE GOVERNMENT FUND
                  GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND
                   GOLDMAN SACHS SHORT DURATION TAX-FREE FUND
                      GOLDMAN SACHS GOVERNMENT INCOME FUND
                      GOLDMAN SACHS MUNICIPAL INCOME FUND
                      GOLDMAN SACHS CORE FIXED INCOME FUND
                        GOLDMAN SACHS GLOBAL INCOME FUND
                         GOLDMAN SACHS HIGH YIELD FUND
                   (EACH A PORTFOLIO OF GOLDMAN SACHS TRUST)

                              Goldman Sachs Trust
                                4900 Sears Tower
                            Chicago, Illinois 60606

     This Statement of Additional Information (the "Additional Statement") is not a prospectus. This Additional Statement should be read in conjunction with the prospectus for the Class A, Class B and Class C Shares of Goldman Sachs Adjustable Rate Government Fund, Goldman Sachs Short Duration Government Fund, Goldman Sachs Short Duration Tax-Free Fund, Goldman Sachs Government Income Fund, Goldman Sachs Municipal Income Fund, Goldman Sachs Core Fixed Income Fund, Goldman Sachs Global Income Fund and Goldman Sachs High Yield Fund dated ____, 1997, as amended and/or supplemented from time to time, which may be obtained without charge from Goldman, Sachs & Co. by calling the telephone number, or writing to one of the addresses, listed below. Goldman Sachs Adjustable Rate Government Fund currently does not offer Class B or Class C Shares.

                               TABLE OF CONTENTS

   Introduction                                           B-3
   Other Investments and Practices                        B-10
   Investment Restrictions                                B-53
   Management                                             B-70
   Portfolio Transactions                                 B-86
   Shares of the Trust                                    B-87
   Net Asset Value                                        B-91
   Taxation                                               B-92
   Performance Information                                B-104
   Other Information                                      B-116
   Financial Statements                                   B-118
   Other Information Regarding Purchases, Redemptions,
     Exchanges and Dividends                              B-119
   Distribution and Authorized Dealer Service Plans       B-122
   Appendix A                                             1-A
   Appendix B                                             1-B


    The date of this Additional Statement is ____, 1997.

   GOLDMAN SACHS TRUST                       GOLDMAN, SACHS & CO.
   4900 SEARS TOWER                          DISTRIBUTOR
   CHICAGO, ILLINOIS 60606                   85 BROAD STREET
                                             NEW YORK, NY 10004


   GOLDMAN SACHS ASSET MANAGEMENT
   ADVISER TO GOLDMAN SACHS MUNICIPAL
    INCOME FUND
   GOLDMAN SACHS GOVERNMENT INCOME FUND
   GOLDMAN SACHS SHORT DURATION TAX FREE
    FUND
   GOLDMAN SACHS CORE FIXED INCOME FUND
   GOLDMAN SACHS HIGH YIELD FUND
   ONE NEW YORK PLAZA
   NEW YORK, NEW YORK 10004

   GOLDMAN SACHS FUNDS                       GOLDMAN,SACHS & CO.
   MANAGEMENT, L.P.                          TRANSFER AGENT
   ADVISER TO GOLDMAN SACHS                  4900 SEARS TOWER
    ADJUSTABLE RATE GOVERNMENT FUND CHICAGO, ILLINOIS 60606
    AND SHORT DURATION GOVERNMENT FUND
   ONE NEW YORK PLAZA
   NEW YORK, NEW YORK 10004

   GOLDMAN SACHS ASSET MANAGEMENT
    INTERNATIONAL
   ADVISER TO GOLDMAN SACHS
    GLOBAL INCOME FUND
   133 PETERBOROUGH COURT
   LONDON EC4A 2BB ENGLAND


                         TOLL FREE .......800-526-7384

                                  INTRODUCTION

         Goldman Sachs Trust (the "Trust") was formed under the laws of the state of Delaware on January 28, 1997. The Trust is a successor to a Massachusetts business trust that was merged with the Trust on April 30, 1997. The Trust assumed its current name on March 22, 1991. The Trustees of the Trust have authority under the Declaration of Trust to create and classify shares into separate series and to classify and reclassify any series of shares into one or more classes without further action by shareholders. Pursuant thereto, the Trustees have created the following series, among others: Goldman Sachs Adjustable Rate Government Fund ("Adjustable Rate Fund"), Goldman Sachs Core Fixed Income Fund ("Core Fund"), Goldman Sachs Global Income Fund ("Global Income Fund"), Goldman Sachs Government Income Fund ("Government Income Fund"), Goldman Sachs Municipal Income Fund ("Municipal Income Fund"), Goldman Sachs Short Duration Tax-Free Fund ("Short Duration Tax-Free Fund"), Goldman Sachs Short Duration Government Fund ("Short Duration Government Fund") and Goldman Sachs High Yield Fund ("High Yield Fund") and 27 other series of shares. Adjustable Rate Fund, Core Fund, Global Income Fund, Government Income Fund, Municipal Income Fund, Short Duration Tax-Free Fund, Short Duration Government Fund and High Yield Fund are each sometimes referred to herein as a "Fund" and collectively as the "Funds." Short Duration Government Fund, Short Duration Tax-Free Fund and Core Fund are each authorized to issue six classes of shares:
Institutional Shares, Administration Shares, Service Shares, Class A Shares, Class B Shares and Class C Shares. Adjustable Rate Fund is authorized to issue four classes of shares: Institutional Shares, Administration Shares, Service Shares and Class A Shares. Government Income Fund, Municipal Income Fund, Global Income Fund and High Yield Fund are authorized to issue five classes of shares: Institutional Shares, Service Shares, Class A Shares, Class B Shares and Class C Shares. Additional series may be added in the future from time to time.

         Goldman Sachs Asset Management ("GSAM"), a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as the investment adviser to Core Fund, Government Income Fund, Municipal Income Fund, Short Duration Tax-Free Fund and High Yield Fund. Goldman Sachs Asset Management International ("GSAMI"), an affiliate of Goldman Sachs, serves as investment adviser to the Global Income Fund. Goldman Sachs Funds Management, L.P. ("GSFM"), an affiliate of Goldman Sachs, serves as the investment adviser to Adjustable Rate Fund and Short Duration Government Fund. GSAM, GSAMI and GSFM are each sometimes referred to herein as the "Adviser" and collectively herein as the "Advisers." In addition, Goldman Sachs serves as each Fund's distributor and transfer agent. Each Fund's custodian is State Street Bank and Trust Company.

         Because each Fund's shares may be redeemed upon request of a shareholder on any business day at net asset value, the Funds offer greater liquidity than many competing investments, such as certificates of deposit and direct investments in certain securities in which the respective Fund may invest. However, unlike certificates of deposits, shares of the Funds are not insured by the Federal Deposit Insurance Corporation.

         The following information relates to and supplements the description of each Fund's investment policies contained in the Prospectus. See the Prospectus for a fuller description of each Fund's investment objective and policies. Investing in the Funds entails certain risks and there is no assurance that a Fund will achieve its objective.

         EXPERIENCED MANAGEMENT.  Successfully creating and managing a
         ----------------------
diversified portfolio of securities requires professionals with extensive experience. Goldman Sachs' highly skilled portfolio management team brings together many years of experience in the analysis, valuation and trading of U.S. and foreign fixed-income securities.

 ADJUSTABLE RATE FUND AND SHORT DURATION GOVERNMENT FUND

         Adjustable Rate Fund and Short Duration Government Fund are both designed for investors who seek a high level of high current income, relative stability of principal and the high credit quality of securities issued or guaranteed by the U.S. government or its agencies, instrumentalities or sponsored enterprises, without incurring the administrative and accounting burdens involved in direct investment.

         Market and economic conditions may affect the investments of Adjustable Rate Fund and Short Duration Government Fund differently than the investments normally purchased by such investors. Relative to U.S. Treasury and non-fluctuating money market instruments, the market value of adjustable rate mortgage securities in which Adjustable Rate and Short Duration Government Funds may invest may be adversely affected by increases in market interest rates. Conversely, decreases in market interest rates may result in less capital appreciation for adjustable rate mortgage securities in relation to U.S. Treasury and money market investments.

         HIGH CURRENT INCOME.  Adjustable Rate and Short Duration Government
         -------------------
Funds seek a higher current yield than a money market fund or than that offered by bank certificates of deposit and money market accounts. However, the Adjustable Rate and Short Duration Government Funds do not maintain a constant net asset value per share and are subject to greater fluctuations in the value of their shares than a money market fund. Unlike bank certificates of deposit and money market accounts, investments in shares of the Funds are not insured or guaranteed by any government agency. Each of the Adjustable Rate and Short Duration Government Funds seeks to provide such high current income without sacrificing credit quality.

         RELATIVE LOW VOLATILITY OF PRINCIPAL.  Adjustable Rate Fund seeks to
         -------------------------------------
minimize net asset value fluctuations by investing primarily in adjustable rate mortgage pass-through securities and other mortgage securities with periodic interest rate resets, maintaining a maximum duration of two years and a target duration equal to that of a six-month to one-year U.S. Treasury security, and utilizing certain active management techniques to seek to hedge interest rate risk. Short Duration Government Fund seeks to minimize net asset value fluctuations by utilizing certain interest rate hedging techniques and by maintaining a maximum duration of not more than three years. The duration target of the Short Duration Government Fund is that of the 2-year U.S. Treasury Security plus or minus .5 years. There is no assurance that these strategies for the Adjustable Rate Fund and Short Duration Government Fund will always be successful.

         PROFESSIONAL MANAGEMENT AND ADMINISTRATION.  Investors who invest in
         -------------------------------------------
securities of the Government National Mortgage Association ("Ginnie Mae") and other mortgage-backed securities may prefer professional management and administration of their mortgage-backed securities portfolios. A well-diversified portfolio of such securities emphasizing minimal fluctuation of net asset value requires significant active management as well as significant accounting and administrative resources. Members of Goldman Sachs' highly skilled portfolio management team bring together many years of experience in the analysis, valuation and trading of U.S. fixed-income securities.

GOVERNMENT INCOME FUND

         Government Income Fund is designed for investors who seek the relatively high current income, relative safety of principal and the high credit quality of securities issued by the U.S. government or its agencies, instrumentalities or sponsored enterprises, without incurring the administrative and account burdens involved in direct investment.

         Government Income Fund's overall returns are generally likely to move in the same direction as interest rates. Therefore, when interest rates decline, Government Income Fund's return is also likely to decline. In exchange for accepting a higher degree of share price fluctuation, investors have the potential to achieve a higher return from the Government Income Fund than from shorter-term investments.

         High Current Income.  Government Income Fund is designed to have a
         -------------------
higher current yield than a money market fund, since it can invest in longer-term, higher yielding securities, and may utilize certain investment techniques not available to a money market fund. Similarly, Government Income Fund's yield is expected to exceed that offered by bank certificates of deposit and money market accounts. However, Government Income Fund does not maintain a constant net asset value per share and is subject to greater fluctuation in the value of its shares than a money market fund. Unlike bank certificates of deposit and money market accounts, investments in shares of Government Income Fund are not insured or guaranteed by any government agency. Government Income Fund seeks to provide high current income without, however, sacrificing credit quality.

         Liquidity. Because Government Income Fund's shares may be redeemed upon
         ---------
request of a shareholder on any business day at net asset value, Government Income Fund offers greater liquidity than many competing investments such as certificates of deposit and direct investments in certain securities in which Government Income Fund may invest.

         A Sophisticated Investment Process.  Government Income Fund's
         ----------------------------------
investment process starts with a review of trends for the overall economy as well as for different sectors of the U.S. government and mortgage-backed securities markets. Goldman Sachs' portfolio managers then analyze yield spreads, implied volatility and the shape of the yield curve. In planning the Government Income Fund's portfolio investment strategies, the Adviser is able to draw upon the economic and fixed-income research resources of Goldman Sachs.
The Adviser will use a sophisticated analytical process involving Goldman Sachs' proprietary mortgage prepayment model and option-adjusted spread model to structure and maintain the Government Income Fund's investment portfolio. In determining the Government Income Fund's investment strategy and making market timing decisions, the Adviser will have access to information from Goldman Sachs' economists, fixed-income analysts and mortgage specialists.

         Convenience of a Fund Structure.  Government Income Fund eliminates
         -------------------------------
many of the complications that direct ownership of U.S. government and mortgage-backed securities entails. Government Income Fund automatically reinvests all principal payments within the Fund and distributes only current income each month, thereby conserving principal and eliminating the investor's need to segregate and reinvest the principal portion of each payment on his own.

SHORT DURATION TAX-FREE AND MUNICIPAL INCOME FUNDS

         Short Duration Tax-Free Fund and Municipal Income Fund (the "Tax Exempt Funds") are not money market funds. Each is designed for investors who seek the tax benefits associated with investing in municipal securities and who are able to accept greater risk with the possibility of higher returns than investors in municipal money market funds. While municipal money market funds almost always maintain a constant net asset value, they must meet stringent high quality credit standards, their portfolios must be broadly diversified and their portfolio securities must have remaining maturities of 397 days or less. An example of an "eligible" investment for the Tax Exempt Funds is auction rate municipal securities, which generally have higher yields than money market municipal securities, but which typically are not eligible investments for municipal money market funds.

         In addition, unlike a municipal money market fund, the Tax Exempt Funds' increased investment flexibility permits their portfolios to be more easily adjusted to reflect the shape of the current yield curve as well as to respond to anticipated developments that might affect the shape of the yield curve.

         Investors who wish to invest in municipal securities may find that a mutual fund structure offers some important advantages when compared to investing in individual municipal securities, including:

          . The ratings given to municipal securities by the rating organizations are difficult to evaluate. For example, some municipal securities with relatively low credit ratings have yields comparable to municipal securities with much higher ratings. The credit research professionals at Goldman Sachs closely follow market events and are well positioned to judge current and expected credit conditions of municipal issuers;

          . Because of the relative inefficiency of the secondary market in municipal securities, the value of an individual municipal security is often difficult to determine. As such, investors may obtain a wide range of different prices when asking for quotes from different dealers. In addition, a dealer may have a large inventory of a particular issue that it wants to reduce.
             Obtaining the best overall prices can require extensive negotiation, which is a function performed by the portfolio manager;

          . Market expertise is also an important consideration for municipal investors, and because the Tax Exempt Funds take relatively large positions in different securities, the Tax Exempt Funds may be able to obtain more favorable prices in the municipal securities market than investors with relatively small positions; and

          . Industry and geographical diversification are important considerations for municipal investors. The Tax Exempt Funds are designed to provide this diversification.

CORE FUND

          Core Fund is designed for investors seeking a total return consisting of both income and capital appreciation that exceeds the total return of the Lehman Brothers Aggregate Bond Index, without incurring the administrative and accounting burdens involved in direct investment. Such investors also prefer liquidity, experienced professional management and administration, a sophisticated investment process, and the convenience of a mutual fund structure. Core Fund may be appropriate as part of a balanced investment strategy consisting of stocks, bonds and cash or as a complement to positions in other types of fixed-income investments.

          Core Fund's overall returns are generally likely to move in the opposite direction from interest rates. Therefore, when interest rates decline, Core Fund's return is likely to increase. Conversely, when interest rates increase, Core Fund's return is likely to decline. However, the Adviser believes that, given the flexibility of managers to invest in a diversified portfolio of securities, Core Fund's return is not likely to decline as quickly as that of other fixed-income funds with a comparable average portfolio duration. In exchange for accepting a higher degree of potential share price fluctuation, investors have the opportunity to achieve a higher return from Core Fund than from shorter-term investments.

          A number of investment strategies will be used to achieve the Core Fund's investment objective, including market sector selection, determination of yield curve exposure, and issuer selection. In addition, the Adviser will attempt to take advantage of pricing inefficiencies in the fixed-income markets. Market sector selection is the underweighting or overweighting of one or more of the five market sectors (i.e., U.S. Treasuries, U.S. government agencies, corporate securities, mortgage-backed securities and asset-backed securities) in which the Fund primarily invests. The decision to overweight or underweight a given market sector is based on expectations of future yield spreads between different sectors. Yield curve exposure strategy consists of overweighting or underweighting different maturity sectors to take advantage of the shape of the yield curve. Issuer selection is the purchase and sale of corporate securities based on a corporation's current and expected credit standing. To take advantage of price discrepancies between securities resulting from supply and demand imbalances or other technical factors, the Fund may simultaneously purchase and sell comparable, but not identical, securities. The Adviser will have access to the research of, and proprietary technical models developed by, Goldman Sachs and will apply quantitative and qualitative analysis in determining the appropriate allocations among the categories of issuers and types of securities.

          A SOPHISTICATED INVESTMENT PROCESS.  Core Fund will attempt to control
          ----------------------------------
its exposure to interest rate risk, including overall market exposure and the spread risk of particular sectors and securities, through active portfolio management techniques. Core Fund's investment process starts with a review of trends for the overall economy as well as for different sectors of the fixed-income securities markets. Goldman Sachs' portfolio managers then analyze yield spreads, implied volatility and the shape of the yield curve. In planning Core Fund's portfolio investment strategies, the Adviser is able to draw upon the economic and fixed-income research resources of Goldman Sachs. The Adviser will use a sophisticated analytical process including Goldman Sachs' proprietary mortgage prepayment model and option-adjusted spread model to assist in structuring and maintaining Core Fund's investment portfolio. In determining Core Fund's investment strategy and making market timing decisions, the Adviser will have access to input from Goldman Sachs' economists, fixed-income analysts and mortgage specialists.


GLOBAL INCOME FUND

          Global Income Fund is designed for investors seeking a combination of high income, capital appreciation, stability of principal, experienced professional management, flexibility and liquidity. However, investing in the Fund involves certain risks and there is no assurance that the Fund will achieve its investment objective.

          In selecting securities for the Fund, portfolio managers consider such factors as the security's duration, sector and credit quality rating as well as the security's yield and prospects for capital appreciation. In determining the countries and currencies in which the Fund will invest, the Fund's portfolio mangers form opinions based primarily on the views of Goldman Sachs' economists as well as information provided by securities dealers, including information relating to factors such as interest rates, inflation, monetary and fiscal policies, taxation, and political climate. The portfolio managers apply the Black-Litterman Model (the "Model") to their views to develop a portfolio that produces, in the view of the Adviser, the optimal expected return for a given level of risk. The Model factors in the opinions of the portfolio managers, adjusting for their level of confidence in such opinions, with the views implied by an international capital asset pricing formula. The Model is also used to maintain the level of portfolio risk within the guidelines established by the Adviser.

          High Income.  Global Income Fund's portfolio managers will seek out
          -----------
the highest yielding bonds in the global fixed-income market that meet the Global Income Fund's credit quality standards and certain other criteria.

          Capital Appreciation.  Investing in the foreign bond markets offers
          --------------------
the potential for capital appreciation due to both interest rate and currency exchange rate fluctuations. The portfolio managers attempt to identify investments with appreciation potential by carefully evaluating trends affecting a country's currency as well as a country's fundamental economic strength. However, there is a risk of capital depreciation as a result of unanticipated interest rate and currency fluctuations.

          Portfolio Management Flexibility.  Global Income Fund is actively
          --------------------------------
managed. The Fund's portfolio managers invest in countries that, in their judgment, meet the Fund's investment guidelines and often have strong currencies and stable economies and in securities that they believe offer favorable performance prospects.

          Relative Stability of Principal.  Global Income Fund may be able to
          -------------------------------
reduce principal fluctuation by investing in foreign countries with economic policies or business cycles different from those of the United States and in foreign securities markets that do not necessarily move in the same direction or magnitude as the U.S. market. Investing in a broad range of U.S. and foreign fixed-income securities and currencies reduces the dependence of the Fund's performance on developments in any particular market to the extent that adverse events in one market are offset by favorable events in other markets. The Fund's policy of investing primarily in high quality securities may also reduce principal fluctuation. However, there is no assurance that these strategies will always be successful.

          Professional Management.  Individual U.S. investors may prefer
          -----------------------
professional management of their global bond and currency portfolios because a well-diversified portfolio requires a large amount of capital and because the size of the global market requires access to extensive resources and a substantial commitment of time.

HIGH YIELD FUND

          High Yield Fund's Investment Process.  GSAM starts the investment
          -------------------------------------
process with economic analysis based on research generated by the Goldman Sachs Global Economic Research Group and others to determine broad growth trends, industry-specific events and market forecasts. The market value of non-investment grade fixed income securities tends to reflect individual developments within a company to a greater extent than higher rated corporate debt or Treasury bonds that react primarily to fluctuations in interest rates. Therefore, determining the creditworthiness of issuers is critical. To that end, the High Yield Fund's portfolio managers have access to Goldman, Sachs & Co.'s highly regarded Credit Research and Global Investment Research Departments, as well as analysis from the firm's High Yield Research Group, a dedicated group of 14 professionals in the high yield and emerging market corporate bond research area, consisting of industry and regional market specialists. In addition, the Fund's portfolio managers may review the opinions of the two largest independent credit rating agencies, Standard & Poor's Ratings Group and Moody's Investors Services, Inc. High Yield Fund's portfolio managers and credit analysts also conduct their own in-depth analysis of each issue considered for inclusion in the Fund's portfolio. The portfolio managers and credit analysts evaluate such factors as a company's competitive position, the strength of its balance sheet, its ability to withstand economic downturns and its potential to generate ample cash flow to service its debt. The ability to accurately analyze a company's future cash flow by correctly anticipating the impact of economic, industry-wide and specific events are critical to successful high yield investing. GSAM's goal is to identify companies with the potential to strengthen their balance sheets by increasing their earnings, reducing their debt or effecting a turnaround. GSAM analyzes trends in a company's debt picture (i.e., the level of its interest coverage) as well as new developments in its capital structure on an ongoing basis. GSAM believes that this constant reassessment is more valuable than relying on a "snapshot" view of a company's ability to service debt at one or two points in time.

          High Yield Fund's portfolio is diversified among different sectors and industries on a global basis in an effort to reduce overall risk. While GSAM will avoid excessive concentration in any one industry, the Fund's specific industry weightings are the result of individual security selection. Emerging market debt considered for the High Yield Fund's portfolio will be selected by specialists knowledgeable about the political and economic structure of those economies.

          Return on and Risks of High Yield Securities.  Over the past decade,
          ---------------------------------------------
high yield bonds have delivered consistently higher yields and total return (and higher volatility) than either investment grade corporate bonds or U.S. Treasury bonds. However, because these non-investment grade securities involve higher risks in return for higher income, they are best suited to long-term investors who are financially secure enough to withstand volatility and the risks associated with such investments. See "Other Investments and Practices." Different types of fixed income securities may react differently to changes in the economy. High yield bonds, like stocks, tend to perform best when the economy is strong, inflation is low and companies experience healthy profits, which can lead to higher stock prices and higher credit ratings. Government bonds are likely to appreciate more in a weaker economy when interest rates are declining. In certain types of markets, adding some diversification in the high yield asset class may help to increase returns and decrease overall portfolio risk.

          For high yield, non-investment grade securities, as for most investments, there is a direct relationship between risk and return. Along with their potential to deliver higher yields and greater capital appreciation than most other types of fixed income securities, high yield securities are subject to higher risk of loss, greater volatility and are considered speculative by traditional investment standards. The most significant risk associated with high yield securities is credit risk: the risk that the company issuing a high yield security may have difficulty in meeting its principal and/or interest payments on a timely basis. As a result, extensive credit research and diversification are essential factors in managing risk in the high yield arena. To a lesser extent, high yield bonds are also subject to interest rate risk: when interest rates increase, the value of fixed income securities tends to decline.

                        OTHER INVESTMENTS AND PRACTICES

OBLIGATIONS OF THE UNITED STATES, ITS AGENCIES, INSTRUMENTALITIES AND SPONSORED ENTERPRISES

          Each Fund may invest in U.S. government securities ("U.S. Government Securities"), which are obligations issued or guaranteed by the U.S. government and its agencies, instrumentalities or sponsored enterprises. Some U.S. Government Securities (such as

Treasury bills, notes and bonds, which differ only in their interest rates, maturities and times of issuance) are supported by the full faith and credit of the United States of America. Others, such as obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises, are supported either by (a) the full faith and credit of the U.S. government (such as securities of the Small Business Administration), (b) the right of the issuer to borrow from the Treasury (such as securities of Federal Home Loan Banks), (c) the discretionary authority of the U.S. government to purchase the agency's obligations (such as securities of Federal National Mortgage Association ("Fannie Mae")) or (d) only the credit of the issuer (such as securities of the Financing Corporation). The U.S. government is under no legal obligation, in general, to purchase the obligations of its agencies, instrumentalities or sponsored enterprises. No assurance can be given that the U.S. government will provide financial support to the U.S. government agencies, instrumentalities or sponsored enterprises in the future.

          U.S. Government Securities include (to the extent consistent with the Investment Company Act of 1940, as amended (the "Act")) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government, or its agencies, instrumentalities or sponsored enterprises. U.S. Government Securities also include (to the extent consistent with the Act) participations in loans made to foreign governments or their agencies that are guaranteed as to principal and interest by the U.S. government or its agencies, instrumentalities or sponsored enterprises. The secondary market for certain of these participations is extremely limited. In the absence of a substantial secondary market, such participations are regarded as illiquid. Each Fund may also purchase U.S. Government Securities in private placements, subject to the Fund's limitation on investment in illiquid securities.

          The Funds may also invest in separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury if such components are traded independently under the separate trading of registered interest and principal of securities program ("STRIPS").

CUSTODIAL RECEIPTS

          Each Fund may acquire custodial receipts in respect of U.S. Government Securities. Such custodial receipts evidence ownership of future interest payments, principal payments or both on certain notes or bonds. These custodial receipts are known by various names, including "Treasury Receipts," "Treasury Investors Growth Receipts" ("TIGRs"), and "Certificates of Accrual on Treasury Securities" ("CATS"). For certain securities law purposes, custodial receipts are not considered U.S. Government Securities.

MORTGAGE LOANS AND MORTGAGE-BACKED SECURITIES

          Adjustable Rate, Short Duration Government, Core, Global Income, High Yield and Government Income Funds (collectively, the "Taxable Funds") may each invest in mortgage loans and mortgage pass-through securities and other securities representing an interest in or collateralized by adjustable and fixed-rate mortgage loans ("Mortgage-Backed Securities").

          GENERAL CHARACTERISTICS.  Each mortgage pool underlying Mortgage-
          -----------------------
Backed Securities consists of mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on owner occupied and non-owner occupied one-unit to four-unit residential properties, multi-family (i.e., five or more) properties, agriculture properties, commercial properties and mixed use properties (the "Mortgaged Properties"). The Mortgaged Properties may consist of detached individual dwelling units, multi-family dwelling units, individual condominiums, townhouses, duplexes, triplexes, fourplexes, row houses, individual units in planned unit developments and other attached dwelling units. The Mortgaged Properties may also include residential investment properties and second homes.

          The investment characteristics of adjustable and fixed rate Mortgage-Backed Securities differ from those of traditional fixed-income securities. The major differences include the payment of interest and principal on Mortgage-Backed Securities on a more frequent (usually monthly) schedule, and the possibility that principal may be prepaid at any time due to prepayments on the underlying mortgage loans or other assets. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed-income securities. As a result, a faster than expected prepayment rate will reduce both the market value and the yield to maturity from those which were anticipated. A prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and market value. To the extent that the Funds invest in Mortgage-Backed Securities, the Advisers will seek to manage these potential risks by investing in a variety of Mortgage-Backed Securities and by using certain hedging techniques.

          ADJUSTABLE RATE MORTGAGE LOANS ("ARMS").  ARMs generally provide for a
          ---------------------------------------
fixed initial mortgage interest rate for a specified period of time.
Thereafter, the interest rates (the "Mortgage Interest Rates") may be subject to periodic adjustment based on changes in the applicable index rate (the "Index Rate"). The adjusted rate would be equal to the Index Rate plus a fixed percentage spread over the Index Rate established for each ARM at the time of its origination.

          Adjustable interest rates can cause payment increases that some mortgagors may find difficult to make. However, certain ARMs may provide that the Mortgage Interest Rate may not be adjusted to a rate above an applicable lifetime maximum rate or below an applicable lifetime minimum rate for such ARM. Certain ARMs may also be subject to limitations on the maximum amount by which the

Mortgage Interest Rate may adjust for any single adjustment period (the "Maximum Adjustment"). Other ARMs ("Negatively Amortizing ARMs") may provide instead or as well for limitations on changes in the monthly payment on such ARMs. Limitations on monthly payments can result in monthly payments which are greater or less than the amount necessary to amortize a Negatively Amortizing ARM by its maturity at the Mortgage Interest Rate in effect in any particular month. In the event that a monthly payment is not sufficient to pay the interest accruing on a Negatively Amortizing ARM, any such excess interest is added to the principal balance of the loan, causing negative amortization, and will be repaid through future monthly payments. It may take borrowers under Negatively Amortizing ARMs longer periods of time to build up equity and may increase the likelihood of default by such borrowers. In the event that a monthly payment exceeds the sum of the interest accrued at the applicable Mortgage Interest Rate and the principal payment which would have been necessary to amortize the outstanding principal balance over the remaining term of the loan, the excess (or "accelerated amortization") further reduces the principal balance of the ARM. Negatively Amortizing ARMs do not provide for the extension of their original maturity to accommodate changes in their Mortgage Interest Rate. As a result, unless there is a periodic recalculation of the payment amount (which there generally is), the final payment may be substantially larger than the other payments. These limitations on periodic increases in interest rates and on changes in monthly payments protect borrowers from unlimited interest rate and payment increases.

          There are two main categories of indices which provide the basis for rate adjustments on ARMs: those based on U.S. Treasury securities and those derived from a calculated measure, such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year, three-year and five-year constant maturity Treasury rates, the three-month Treasury bill rate, the 180-day Treasury bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month, three-month, six-month or one-year London Interbank Offered Rate, the prime rate of a specific bank or commercial paper rates. Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Federal Home Loan Bank Cost of Funds index, tend to lag behind changes in market rate levels and tend to be somewhat less volatile. The degree of volatility in the market value of each Taxable Fund's portfolio and therefore in the net asset value of each Taxable Fund's shares will be a function of the length of the interest rate reset periods and the degree of volatility in the applicable indices.

          FIXED-RATE MORTGAGE LOANS.  Generally, fixed-rate mortgage loans
          -------------------------
included in a mortgage pool (the "Fixed-Rate Mortgage Loans") will bear simple interest at fixed annual rates and have original terms to maturity ranging from 5 to 40 years. Fixed-Rate Mortgage Loans generally provide for monthly payments of principal and interest in substantially equal installments for the term of the mortgage note in sufficient amounts to fully amortize principal by maturity, although certain Fixed-Rate Mortgage Loans provide for a large final "balloon" payment upon maturity.

          LEGAL CONSIDERATIONS OF MORTGAGE LOANS.  The following is a discussion
          --------------------------------------
of certain legal and regulatory aspects of the mortgage loans in which the Taxable Funds may invest. These regulations may impair the ability of a mortgage lender to enforce its rights under the mortgage documents. These regulations may adversely affect the Funds' investments in Mortgage-Backed Securities (including those issued or guaranteed by the U.S. government, its agencies or instrumentalities) by delaying the Funds' receipt of payments derived from principal or interest on mortgage loans affected by such regulations.

1.   Foreclosure.  A foreclosure of a defaulted mortgage loan may be delayed due
     -----------
     to compliance with statutory notice or service of process provisions, difficulties in locating necessary parties or legal challenges to the mortgagee's right to foreclose. Depending upon market conditions, the ultimate proceeds of the sale of foreclosed property may not equal the amounts owed on the Mortgage-Backed Securities.

     Furthermore, courts in some cases have imposed general equitable principles upon foreclosure generally designed to relieve the borrower from the legal effect of default and have required lenders to undertake affirmative and expensive actions to determine the causes for the default and the likelihood of loan reinstatement.

2.   Rights of Redemption.  In some states, after foreclosure of a mortgage
     --------------------
     loan, the borrower and foreclosed junior lienors are given a statutory period in which to redeem the property, which right may diminish the mortgagee's ability to sell the property.

3.   Legislative Limitations.  In addition to anti-deficiency and related
     -----------------------
     legislation, numerous other federal and state statutory provisions, including the federal bankruptcy laws and state laws affording relief to debtors, may interfere with or affect the ability of a secured mortgage lender to enforce its security interest. For example, a bankruptcy court may grant the debtor a reasonable time to cure a default on a mortgage loan, including a payment default. The court in certain instances may also reduce the monthly payments due under such mortgage loan, change the rate of interest, reduce the principal balance of the loan to the then-current appraised value of the related mortgaged property, alter the mortgage loan repayment schedule and grant priority of certain liens over the lien of the mortgage loan. If a court relieves a borrower's obligation to repay amounts otherwise due on a mortgage loan, the mortgage loan servicer will not be required to advance such amounts, and any loss may be borne by the holders of securities backed by such loans. In addition, numerous federal and state consumer protection laws impose penalties for failure to comply with specific requirements in connection with origination and servicing of mortgage loans.

4.   "Due-on-Sale" Provisions.  Fixed-rate mortgage loans may contain a so-
     ------------------------
     called "due-on-sale" clause permitting acceleration of the maturity of the mortgage loan if the borrower transfers the property. The Garn-St. Germain Depository Institutions Act of 1982 sets forth nine specific instances in which no mortgage lender covered by that Act may exercise a "due-on-sale" clause upon a transfer of property. The inability to enforce a "due-on-sale" clause or the lack of such a clause in mortgage loan documents may result in a mortgage loan being assumed by a purchaser of the property that bears an interest rate below the current market rate.

5.   Usury Laws.  Some states prohibit charging interest on mortgage loans in
     ----------
     excess of statutory limits. If such limits are exceeded, substantial penalties may be incurred and, in some cases, enforceability of the obligation to pay principal and interest may be affected.

     GOVERNMENT GUARANTEED MORTGAGE-BACKED SECURITIES.  There are several types
     ------------------------------------------------
of guaranteed Mortgage-Backed Securities currently available, including guaranteed mortgage pass-through certificates and multiple class securities, which include guaranteed Real Estate Mortgage Investment Conduit Certificates ("REMIC Certificates"), other collateralized mortgage obligations and stripped Mortgage-Backed Securities. The Taxable Funds are permitted to invest in other types of Mortgage-Backed Securities that may be available in the future to the extent consistent with their respective investment policies and objectives.

GUARANTEED MORTGAGE PASS-THROUGH SECURITIES

     GINNIE MAE CERTIFICATES.  Ginnie Mae is a wholly-owned corporate
     -----------------------
instrumentality of the United States authorized to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration ("FHA Loans"), or guaranteed by the Veterans Administration ("VA Loans"), or by pools of other eligible mortgage loans. In order to meet its obligations, Ginnie Mae is authorized to borrow from the U.S. Treasury in an unlimited amount.

     FANNIE MAE CERTIFICATES.  Fannie Mae is a stockholder-owned corporation
     -----------------------
chartered under an act of the U.S. Congress. Each Fannie Mae Certificate is issued and guaranteed by Fannie Mae and represents an undivided interest in a pool of mortgage loans (a "Pool") formed by Fannie Mae. Each Pool consists of residential mortgage loans ("Mortgage Loans") either previously owned by Fannie Mae or purchased by it in connection with the formation of the Pool. The Mortgage Loans may be either conventional Mortgage Loans (i.e., not insured or guaranteed by any U.S. government agency) or Mortgage Loans that are either insured by the FHA or guaranteed by the VA. However, the Mortgage Loans in Fannie Mae Pools are primarily conventional Mortgage Loans. The lenders originating and servicing the Mortgage Loans are subject to certain eligibility requirements established by Fannie Mae.

     Fannie Mae has certain contractual responsibilities. With respect to each Pool, Fannie Mae is obligated to distribute scheduled monthly installments of principal and interest after Fannie Mae's servicing and guaranty fee, whether or not received, to Certificate holders. Fannie Mae also is obligated to distribute to holders of Certificates an amount equal to the full principal balance of any foreclosed Mortgage Loan, whether or not such principal balance is actually recovered. The obligations of Fannie Mae under its guaranty of the Fannie Mae Certificates are obligations solely of Fannie Mae.

     FREDDIE MAC CERTIFICATES.  The Federal Home Loan Corporation ("Freddie
     ------------------------
Mac") is a publicly held U.S. government sponsored enterprise. The principal activity of Freddie Mac currently is the purchase of first lien, conventional, residential mortgage loans and participation interests in such mortgage loans and their resale in the form of mortgage securities, primarily Freddie Mac Certificates. A Freddie Mac Certificate represents a pro rata interest in a group of mortgage loans or participations in mortgage loans (a "Freddie Mac Certificate group") purchased by Freddie Mac.

     Freddie Mac guarantees to each registered holder of a Freddie Mac Certificate the timely payment of interest at the rate provided for by such Freddie Mac Certificate (whether or not received on the underlying loans). Freddie Mac also guarantees to each registered Certificate holder ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but does not, generally, guarantee the timely payment of scheduled principal. The obligations of Freddie Mac under its guaranty of Freddie Mac Certificates are obligations solely of Freddie Mac.

     The mortgage loans underlying the Freddie Mac and Fannie Mae Certificates consist of adjustable rate or fixed-rate mortgage loans with original terms to maturity of between five and thirty years. Substantially all of these mortgage loans are secured by first liens on one- to four-family residential properties or multi-family projects. Each mortgage loan must meet the applicable standards set forth in the law creating Freddie Mac or Fannie Mae. A Freddie Mac Certificate group may include whole loans, participation interests in whole loans, undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

     CONVENTIONAL MORTGAGE LOANS.  The conventional mortgage loans underlying
     ---------------------------
the Freddie Mac and Fannie Mae Certificates consist of adjustable rate or fixed-rate mortgage loans with original terms to maturity of between five and thirty years. Substantially all of these mortgage loans are secured by first liens on one- to four-family residential properties or multi-family projects. Each mortgage loan must meet the applicable standards set forth in the law creating Freddie Mac or Fannie Mae. A Freddie Mac Certificate group may include whole loans, participation interests in whole loans, undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

     MORTGAGE PASS-THROUGH SECURITIES.  The Taxable Funds may invest in
     --------------------------------
government guaranteed mortgage pass-through securities ("Mortgage Pass-Throughs"), that are fixed or adjustable rate Mortgage-Backed Securities which provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amounts paid to any guarantor, administrator and/or servicer of the underlying mortgage loans.

     The following discussion describes only a few of the wide variety of structures of Mortgage Pass-Throughs that are available or may be issued.

     DESCRIPTION OF CERTIFICATES.  Mortgage Pass-Throughs may be issued in one
     ---------------------------
or more classes of senior certificates and one or more classes of subordinate certificates. Each such class may bear a different pass-through rate. Generally, each certificate will evidence the specified interest of the holder thereof in the payments of principal or interest or both in respect of the mortgage pool comprising part of the trust fund for such certificates.

     Any class of certificates may also be divided into subclasses entitled to varying amounts of principal and interest. If a REMIC election has been made, certificates of such subclasses may be entitled to payments on the basis of a stated principal balance and stated interest rate, and payments among different subclasses may be made on a sequential, concurrent, pro rata or disproportionate
                                                    --- ----
basis, or any combination thereof. The stated interest rate on any such subclass of certificates may be a fixed rate or one which varies in direct or inverse relationship to an objective interest index.

     Generally, each registered holder of a certificate will be entitled to receive its pro rata share of monthly distributions of all or a portion of
            --- ----
principal of the underlying mortgage loans or of interest on the principal balances thereof, which accrues at the applicable mortgage pass-through rate, or both. The difference between the mortgage interest rate and the related mortgage pass-through rate (less the amount, if any, of retained yield) with respect to each mortgage loan will generally be paid to the servicer as a servicing fee. Since certain adjustable rate mortgage loans included in a mortgage pool may provide for deferred interest (i.e., negative amortization), the amount of interest actually paid by a mortgagor in any month may be less than the amount of interest accrued on the outstanding principal balance of the related mortgage loan during the relevant period at the applicable mortgage interest rate. In such event, the amount of interest that is treated as deferred interest will be added to the principal balance of the related mortgage loan and will be distributed pro rata to certificate-holders as principal of such mortgage loan
            --- ----
when paid by the mortgagor in subsequent monthly payments or at maturity.

     MULTIPLE CLASS MORTGAGE-BACKED SECURITIES AND COLLATERALIZED MORTGAGE
     ---------------------------------------------------------------------
OBLIGATIONS.  Each Taxable Fund may invest in multiple class securities
-----------
including collateralized mortgage obligations ("CMOs") and REMIC Certificates issued by U.S. government agencies, instrumentalities (such as Fannie Mae) and sponsored enterprises (such as Freddie Mac) or, in the case of Core, Global and Government Income Funds, by trusts formed by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class Mortgage-Backed Securities represent direct ownership interests in, a pool of mortgage loans or Mortgage-Backed Securities the payments on which are used to make payments on the CMOs or multiple class Mortgage-Backed Securities.

     Fannie Mae REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae. In addition, Fannie Mae will be obligated to distribute the principal balance of each class of REMIC Certificates in full, whether or not sufficient funds are otherwise available.

     Freddie Mac guarantees the timely payment of interest on Freddie Mac REMIC Certificates and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates ("PCs"). PCs represent undivided interests in specified level payment, residential mortgages or participations therein purchased by Freddie Mac and placed in a PC pool. With respect to principal payments on PCs, Freddie Mac generally guarantees ultimate collection of all principal of the related mortgage loans without offset or deduction. Freddie Mac also guarantees timely payment of principal of certain PCs.

     CMOs and guaranteed REMIC Certificates issued by Fannie Mae and Freddie Mac are types of multiple class Mortgage-Backed Securities. Investors may purchase beneficial interests in REMICs, which are known as "regular" interests or "residual" interests. The Funds do not intend to purchase residual interests in REMICs. The REMIC Certificates represent beneficial ownership interests in a REMIC trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac or Ginnie Mae guaranteed Mortgage-Backed Securities (the "Mortgage Assets").
The obligations of Fannie Mae or Freddie Mac under their respective guaranty of the REMIC Certificates are obligations solely of Fannie Mae or Freddie Mac, respectively.

     CMOs and REMIC Certificates are issued in multiple classes. Each class of CMOs or REMIC Certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the Mortgage Loans or the Mortgage Assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final scheduled distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.

     The principal of and interest on the Mortgage Assets may be allocated among the several classes of CMOs or REMIC Certificates in various ways. In certain structures (known as "sequential pay" CMOs or REMIC Certificates), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs or REMIC Certificates in the order of their respective final distribution dates. Thus no payment of principal will be made on any class of sequential pay CMOs or REMIC Certificates until all other classes having an earlier final distribution date have been paid in full.

     Additional structures of CMOs and REMIC Certificates include, among others, "parallel pay" CMOs and REMIC Certificates. Parallel pay CMOs or REMIC Certificates are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

     A wide variety of REMIC Certificates may be issued in parallel pay or sequential pay structures. These securities include accrual certificates (also known as "Z-Bonds"), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class certificates ("PAC Certificates"), which are parallel pay REMIC Certificates that generally require that specified amounts of principal be applied on each payment date to one or more classes of REMIC Certificates, even though all other principal payments and prepayments of the Mortgage Assets are then required to be applied to one or more other classes of the Certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying Mortgage Assets. These tranches tend to have market prices and yields that are much more volatile than other PAC classes.

     STRIPPED MORTGAGE-BACKED SECURITIES.  The Taxable Funds may invest in
     -----------------------------------
Stripped Mortgage-Backed Securities ("SMBS"), which are derivative multi-class mortgage securities, issued or guaranteed by the U.S. government, its agencies or instrumentalities. Core Fund, Government Income Fund and Global Fund may also invest in privately-issued SMBS. Although the market for such securities is increasingly liquid, privately-issued SMBS may not be readily marketable and will be considered illiquid for purposes of each Fund's limitation on investments in illiquid securities. The Adviser may determine that SMBS which are U.S. Government Securities are liquid for purposes of each Fund's limitation on investments in illiquid securities in accordance with procedures adopted by the Board of Trustees. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest from Mortgage Assets are generally higher than prevailing market yields on other Mortgage-Backed Securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.


PRIVATELY ISSUED MORTGAGE-BACKED SECURITIES

     RATINGS.  The ratings assigned by a rating organization to Mortgage Pass-
     -------
Throughs address the likelihood of the receipt of all distributions on the underlying mortgage loans by the related certificate-holders under the agreements pursuant to which such certificates are issued. A rating organization's ratings take into consideration the credit quality of the related mortgage pool, including any credit support providers, structural and legal aspects associated with such certificates, and the extent to which the payment stream on such mortgage pool is adequate to make payments required by such certificates. A rating organization's ratings on such certificates do not, however, constitute a statement regarding frequency of prepayments on the related mortgage loans. In addition, the rating assigned by a rating organization to a certificate does not address the remote possibility that, in the event of the insolvency of the issuer of certificates where a subordinated interest was retained, the issuance and sale of the senior certificates may be recharacterized as a financing and, as a result of such recharacterization, payments on such certificates may be affected.

     CREDIT ENHANCEMENT.  Credit support falls generally into two categories:
     ------------------
(i) liquidity protection and (ii) protection against losses resulting from default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pools of mortgages, the provision of a reserve fund, or a combination thereof, to ensure, subject to certain limitations, that scheduled payments on the underlying pool are made in a timely fashion. Protection against losses resulting from default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such credit support can be provided by, among other things, payment guarantees, letters of credit, pool insurance, subordination, or any combination thereof.

     SUBORDINATION; SHIFTING OF INTEREST; RESERVE FUND.  In order to achieve
     -------------------------------------------------
ratings on one or more classes of Mortgage

Pass-Throughs, one or more classes of certificates may be subordinate certificates which provide that the rights of the subordinate certificate-holders to receive any or a specified portion of distributions with respect to the underlying mortgage loans may be subordinated to the rights of the senior certificate-holders. If so structured, the subordination feature may be enhanced by distributing to the senior certificate-holders on certain distribution dates, as payment of principal, a specified percentage (which generally declines over time) of all principal payments received during the preceding prepayment period ("shifting interest credit enhancement"). This will have the effect of accelerating the amortization of the senior certificates while increasing the interest in the trust fund evidenced by the subordinate certificates. Increasing the interest of the subordinate certificates relative to that of the senior certificates is intended to preserve the availability of the subordination provided by the subordinate certificates. In addition, because the senior certificate-holders in a shifting interest credit enhancement structure are entitled to receive a percentage of principal prepayments which is greater than their proportionate interest in the trust fund, the rate of principal prepayments on the mortgage loans will have an even greater effect on the rate of principal payments and the amount of interest payments on, and the yield to maturity of, the senior certificates.

     In addition to providing for a preferential right of the senior certificate-holders to receive current distributions from the mortgage pool, a reserve fund may be established relating to such certificates (the "Reserve Fund"). The Reserve Fund may be created with an initial cash deposit by the originator or servicer and augmented by the retention of distributions otherwise available to the subordinate certificate-holders or by excess servicing fees until the Reserve Fund reaches a specified amount.

     The subordination feature, and any Reserve Fund, are intended to enhance the likelihood of timely receipt by senior certificate-holders of the full amount of scheduled monthly payments of principal and interest due to them and will protect the senior certificate-holders against certain losses; however, in certain circumstances the Reserve Fund could be depleted and temporary shortfalls could result. In the event that the Reserve Fund is depleted before the subordinated amount is reduced to zero, senior certificate-holders will nevertheless have a preferential right to receive current distributions from the mortgage pool to the extent of the then outstanding subordinated amount. Unless otherwise specified, until the subordinated amount is reduced to zero, on any distribution date any amount otherwise distributable to the subordinate certificates or, to the extent specified, in the Reserve Fund will generally be used to offset the amount of any losses realized with respect to the mortgage loans ("Realized Losses"). Realized Losses remaining after application of such amounts will generally be applied to reduce the ownership interest of the subordinate certificates in the mortgage pool. If the subordinated amount has been reduced to zero, Realized Losses generally will be allocated pro rata among
                                                                  --- ----
all certificate-holders
in proportion to their respective outstanding interests in the mortgage pool.

     ALTERNATIVE CREDIT ENHANCEMENT.  As an alternative, or in addition to the
     ------------------------------
credit enhancement afforded by subordination, credit enhancement for Mortgage Pass-Throughs may be provided by mortgage insurance, hazard insurance, by the deposit of cash, certificates of deposit, letters of credit, a limited guaranty or by such other methods as are acceptable to a rating agency. In certain circumstances, such as where credit enhancement is provided by guarantees or a letter of credit, the security is subject to credit risk because of its exposure to an external credit enhancement provider.

     VOLUNTARY ADVANCES.  Generally, in the event of delinquencies in payments
     ------------------
on the mortgage loans underlying the Mortgage Pass-Throughs, the servicer agrees to make advances of cash for the benefit of certificate-holders, but only to the extent that it determines such voluntary advances will be recoverable from future payments and collections on the mortgage loans or otherwise.

     OPTIONAL TERMINATION.  Generally, the servicer may, at its option with
     --------------------
respect to any certificates, repurchase all of the underlying mortgage loans remaining outstanding at such time as the aggregate outstanding principal balance of such mortgage loans is less than a specified percentage (generally 5-10%) of the aggregate outstanding principal balance of the mortgage loans as of the cut-off date specified with respect to such series.

ASSET-BACKED SECURITIES

     Core, Government Income, High Yield and Global Income Funds may invest in asset-backed securities. Such securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, a Fund's ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time.

     Credit card receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured by automobiles rather than residential real property. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities.

ZERO COUPON, DEFERRED INTEREST, PAY-IN-KIND AND CAPITAL APPRECIATION BONDS

     Each Fund may invest in zero coupon bonds, deferred interest and capital appreciation bonds and pay-in-kind ("PIK") securities. Zero coupon, deferred interest and capital appreciation bonds are debt securities issued or sold at a discount from their face value and which do not entitle the holder to any periodic payment of interest prior to maturity or a specified date. The original issue discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. These securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves or receipts or certificates representing interests in such stripped debt obligations or coupons. The market prices of zero coupon, deferred interest, capital appreciation bonds and PIK securities generally are more volatile than the market prices of interest bearing securities and are likely to respond to a greater degree to changes in interest rates than interest bearing securities having similar maturities and credit quality.

     PIK securities may be debt obligations or preferred shares that provide the issuer with the option of paying interest or dividends on such obligations in cash or in the form of additional securities rather than cash. Similar to zero coupon bonds and deferred interest bonds, PIK securities are designed to give an issuer flexibility in managing cash flow. PIK securities that are debt securities can either be senior or subordinated debt and generally trade flat (i.e., without accrued interest). The trading price of PIK debt securities generally reflects the market value of the underlying debt plus an amount representing accrued interest since the last interest payment.

     Zero coupon, deferred interest, capital appreciation and PIK securities involve the additional risk that, unlike securities that periodically pay interest to maturity, a Fund will realize no cash until a specified future payment date unless a portion of such securities is sold and, if the issuer of such securities defaults, a Fund may obtain no return at all on its investment. In addition, even though such securities do not provide for the payment of current interest in cash, the Funds are nonetheless required to accrue income on such investments for each taxable year and generally are required to distribute such accrued amounts (net of deductible expenses, if any) to avoid being subject to tax. Because no cash is generally received at the time of the accrual, a Fund may be required to liquidate other portfolio securities to obtain sufficient cash to satisfy federal tax distribution requirements applicable to the Fund. See "Taxation."

VARIABLE AND FLOATING RATE SECURITIES

     The interest rates payable on certain securities in which each Fund may invest are not fixed and may fluctuate based upon changes in market rates. A variable rate obligation has an interest rate which is adjusted at predesignated periods in response to changes in the market rate of interest on which the interest rate is based. Variable and floating rate obligations are less effective than fixed rate instruments at locking in a particular yield. Nevertheless, such obligations may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation. The absence of an unconditional demand feature on variable and floating rate municipal securities exercisable within seven days would, and the failure of the issuer or a third party to honor its obligations under a demand or put feature might, require a variable or floating rate obligation to be treated as illiquid for purposes of the Tax Exempt Funds' limitation on illiquid investments.

     Each Fund may invest in "leveraged" inverse floating rate debt instruments ("inverse floaters"), including "leveraged inverse floaters." The interest rate on inverse floaters resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value. Accordingly, the duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be deemed to be illiquid securities for purposes of each Fund's limitation on illiquid investments.

CORPORATE DEBT OBLIGATIONS

     Core, Global Income, Government Income and High Yield Funds may invest in corporate debt obligations, including obligations of industrial, utility and financial issuers. Corporate debt obligations are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.

     High Yield Securities.  Bonds rated BB or below by Standard & Poor's
     ---------------------
Ratings Group (Standard & Poor's) or Ba or below by Moody's Investor Service, Inc. ("Moody's") (or comparable rated and unrated securities) are commonly referred to as "junk bonds" and are considered speculative; the ability of their issuers to make principal and interest payments may be questionable. In some cases, such bonds may be highly speculative, have poor prospects for reaching investment grade standing and be in default. As a result, investment in such bonds will entail greater risks than those associated with investment grade bonds (i.e., bonds rated AAA, AA, A or BBB by Standard and Poor's or Aaa, Aa, A or Baa by Moody's). Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities, and the ability of a Fund to achieve its investment objective may, to the extent of its investments in high yield securities, be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher quality securities. See Appendix B for a description of the corporate bond and preferred stock ratings by Standard & Poor's, Moody's, Fitch Investors Service Corp. and Duff & Phelps.

     The amount of high yield, fixed income securities proliferated in the 1980s and early 1990s as a result of increased merger and acquisition and leveraged buyout activity. Such securities are also issued by less-established corporations desiring to expand. Risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities because such issuers are often less creditworthy companies or are highly leveraged and generally less able than more established or less leveraged entities to make scheduled payments of principal and interest.

     The market values of high yield, fixed income securities tends to reflect those individual corporate developments to a greater extent than do those of higher rated securities, which react primarily to fluctuations in the general level of interest rates. Issuers of such high yield securities may not be able to make use of more traditional methods of financing and their ability to service debt obligations may be more adversely affected than issuers of higher rated securities by economic downturns, specific corporate developments or the issuers' inability to meet specific projected business forecasts. These non-investment grade securities also tend to be more sensitive to economic conditions than higher-rated securities. Negative publicity about the junk bond market and investor perceptions regarding lower-rated securities, whether or not based on fundamental analysis, may depress the prices for such securities.

     Since investors generally perceive that there are greater risks associated with non-investment grade securities of the type in which High Yield Fund invests, the yields and prices of such securities may tend to fluctuate more than those for higher-rated securities. In the lower quality segments of the fixed-income securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the fixed-income securities market, resulting in greater yield and price volatility.

     Another factor which causes fluctuations in the prices of fixed-income securities is the supply and demand for similarly rated securities. In addition, the prices of fixed-income securities fluctuate in response to the general level of interest rates. Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in the High Yield Fund's net asset value.

     The risk of loss from default for the holders of high yield, fixed-income securities is significantly greater than is the case for holders of other debt securities because such high yield, fixed-income securities are generally unsecured and are often subordinated to the rights of other creditors of the issuers of such securities. Investment by the High Yield Fund in already defaulted securities poses an additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by the High Yield Fund of its initial investment and any anticipated income or appreciation is uncertain. The High Yield Fund may be required to liquidate other portfolio securities to satisfy the High Yield Fund's annual distribution obligations in respect of accrued interest income on securities which are subsequently written off, even though the High Yield Fund has not received any cash payments of such interest.

     The secondary market for high yield, fixed-income securities is concentrated in relatively few markets and is dominated by institutional investors, including mutual funds, insurance companies and other financial institutions. Accordingly, the secondary market for such securities is not as liquid as and is more volatile than the secondary market for higher-rated securities. In addition, the trading volume for high-yield, fixed-income securities is generally lower than that of higher rated securities and the secondary market for high yield, fixed-income securities could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the High Yield Fund's ability to dispose of particular portfolio investments. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the High Yield Fund's net asset value. A less liquid secondary market also may make it more difficult for the High Yield Fund to obtain precise valuations of the high yield securities in its portfolio.

     Certain proposed and recently enacted federal laws could adversely affect the secondary market for high yield securities and the financial condition of issuers of these securities. The form of proposed legislation and the probability of such legislation being enacted is uncertain.

     Non-investment grade or high-yield, fixed-income securities also present risks based on payment expectations. High yield, fixed-income securities frequently contain "call" or buy-back features which permit the issuer to call or repurchase the security from its holder. If an issuer exercises such a "call option" and redeems the security, the High Yield Fund may have to replace such security with a lower-yielding security, resulting in a decreased return for investors. In addition, if the High Yield Fund experiences unexpected net redemptions of the High Yield Fund's shares, it may be forced to sell its higher-rated securities, resulting in a decline in the overall credit quality of the High Yield Fund's portfolio and increasing the exposure of the High Yield Fund to the risks of high yield securities. The High Yield Fund may also incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on a portfolio security.

     Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of non-investment grade securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the conditions of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in non-investment grade and comparable unrated obligations will be more dependent on the Adviser's credit analysis than would be the case with investments in investment-grade debt obligations. The Adviser employs its own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. The Adviser continually monitors the investments in the High Yield Fund's portfolio and evaluates whether to dispose of or to retain non-investment grade and comparable unrated securities whose credit ratings or credit quality may have changed.

BANK OBLIGATIONS

     Government Income, Global Income, High Yield and Core Funds may each invest in obligations issued or guaranteed by United States and foreign banks (Government Income Fund may only invest in U.S. dollar denominated securities). Bank obligations, including without limitation time deposits, bankers' acceptances and certificates of deposit, may be general obligations of the parent bank or may be obligations only of the issuing branch pursuant to the terms of the specific obligations or government regulation.

     Banks are subject to extensive governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. Foreign banks are subject to different regulations and are generally permitted to engage in a wider variety of activities than U.S. banks. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of this industry.

 MUNICIPAL SECURITIES

     Core, Municipal Income, High Yield and Short Duration Tax-Free Funds may invest in bonds, notes and other instruments issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies or instrumentalities ("Municipal Securities"), the interest on which is exempt from regular federal income tax (i.e., excluded from gross income for federal income tax purposes but not necessarily exempt from the federal alternative minimum tax or from the income taxes of any state or local government). In addition, Municipal Securities include participation interests in such securities the interest on which is, in the opinion of bond counsel or counsel selected by the Adviser, excluded from gross income for federal income tax purposes. The Core, Municipal Income, High Yield and Short Duration Tax-Free Funds may revise their definition of Municipal Securities in the future to include other types of securities that currently exist, the interest on which is or will be, in the opinion of such counsel, excluded from gross income for federal income tax purposes, provided that investing in such securities is consistent with each Fund's investment objective and policies.

     Municipal Securities are often issued to obtain funds for various public purposes including refunding outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to lend to other public institutions and facilities. Municipal Securities also include certain "private activity bonds" or industrial development bonds, which are issued by or on behalf of public authorities to provide financing aid to acquire sites or construct or equip facilities within a municipality for privately or publicly owned corporations.

     The two principal classifications of Municipal Securities are "general obligations" and "revenue obligations." General obligations are secured by the issuer's pledge of its full faith and credit for the payment of principal and interest, although the characteristics and enforcement of general obligations may vary according to the law applicable to the particular issuer. Revenue obligations, which include, but are not limited to, private activity bonds, resource recovery bonds, certificates of participation and certain municipal notes, are not backed by the credit and taxing authority of the issuer, and are payable solely from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Nevertheless, the obligations of the issuer of a revenue obligation may be backed by a letter of credit, guarantee or insurance. General obligations and revenue obligations may be issued in a variety of forms, including commercial paper, fixed, variable and floating rate securities, tender option bonds, auction rate bonds and zero coupon bonds, deferred interest bonds and capital appreciation bonds.

     In addition to general obligations and revenue obligations, there is a variety of hybrid and special types of Municipal

Securities. There are also numerous differences in the security of Municipal Securities both within and between these two principal classifications.

     For the purpose of applying a Fund's investment restrictions, the identification of the issuer of a Municipal Security which is not a general obligation is made by the Adviser based on the characteristics of the Municipal Security, the most important of which is the source of funds for the payment of principal and interest on such securities.

     An entire issue of Municipal Securities may be purchased by one or a small number of institutional investors such as Short Duration Tax-Free, Municipal Income, High Yield and Core Funds. Thus, the issue may not be said to be publicly offered. Unlike some securities that are not publicly offered, a secondary market exists for many Municipal Securities that were not publicly offered initially and such securities may be readily marketable.

     The obligations of the issuer to pay the principal of and interest on a Municipal Security are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest or imposing other constraints upon the enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of the issuer to pay when due principal of or interest on a Municipal Security may be materially affected.

     Municipal Leases, Certificates of Participation and Other Participation
     -----------------------------------------------------------------------
Interests.  The Core, High Yield, Municipal Income, and Short-Duration Tax-Free
---------
Funds may invest in municipal leases, certificates of participation and other participation interests. A municipal lease is an obligation in the form of a lease or installment purchase which is issued by a state or local government to acquire equipment and facilities. Income from such obligations is generally exempt from state and local taxes in the state of issuance. Municipal leases frequently involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovering or the failure to fully recover a Fund's original investment.

     Certificates of participation represent undivided interests in municipal leases, installment purchase agreements or other instruments. The certificates are typically issued by a trust or other entity which has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements.

     Certain municipal lease obligations and certificates of participation may be deemed to be illiquid for the purpose of the Funds' limitation on investments in illiquid securities. Other municipal lease obligations and certificates of participation acquired by a Fund may be determined by the Adviser, pursuant to guidelines adopted by the Trustees of the Trust, to be liquid securities for the purpose of such limitation. In determining the liquidity of municipal lease obligations and certificates of participation, the Adviser will consider a variety of factors including: (1) the willingness of dealers to bid for the security; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades or quotes for the obligation; and (4) the nature of the marketplace trades. In addition, the Adviser will consider factors unique to particular lease obligations and certificates of participation affecting the marketability thereof. These include the general creditworthiness of the issuer, the importance to the issuer of the property covered by the lease and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by a Fund.

     The Core, High Yield, Municipal Income and Short Duration Tax-Free Funds may purchase participations in Municipal Securities held by a commercial bank or other financial institution. Such participations provide a Fund with the right to a pro rata undivided interest in the underlying Municipal Securities. In addition, such participations generally provide a Fund with the right to demand payment, on not more than seven days' notice, of all or any part of such Fund's participation interest in the underlying Municipal Security, plus accrued interest. A Fund will only invest in such participations if, in the opinion of bond counsel, counsel for the issuers of such participations or counsel selected by the Adviser, the interest from such participations is exempt from regular federal income tax.

     Municipal Notes.  Municipal Securities in the form of notes generally are
     ---------------
used to provide for short-term capital needs, in anticipation of an issuer's receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes
and revenue anticipation notes.   Construction Loan Notes are sold to provide
construction financing. These notes are secured by mortgage notes insured by the FHA; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The obligations of an issuer of municipal notes are generally secured by the anticipated revenues from taxes, grants or bond financing. An investment in such instruments, however, presents a risk that the anticipated revenues will not be received or that such revenues will be insufficient to satisfy the issuer's payment obligations under the notes or that refinancing will be otherwise unavailable.

     Tax-Exempt Commercial Paper.  Issues of commercial paper typically
     ---------------------------
represent short-term, unsecured, negotiable promissory notes. These obligations are issued by state and local governments and their agencies to finance working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, tax-exempt commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

     Pre-Refunded Municipal Securities.  The principal of and interest on pre-
     ---------------------------------
refunded Municipal Securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. Government Securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded Municipal Securities. Issuers of Municipal Securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded Municipal Securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded Municipal Securities remain outstanding on their original terms until they mature or are redeemed by the issuer. Pre-refunded Municipal Securities are usually purchased at a price which represents a premium over their face value.

     Private Activity Bonds.  Short Duration Tax-Free, Municipal Income, High
     ----------------------
Yield, and Core Funds may each invest in certain types of Municipal Securities, generally referred to as industrial development bonds (and referred to under current tax law as private activity bonds), which are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute Municipal Securities, although the current federal tax laws place substantial limitations on the size of such issues. A Tax Exempt Fund's distributions of its interest income from private activity bonds may subject certain investors to the federal alternative minimum tax whereas Core Fund's distributions of any tax-exempt interest it receives from any source will be taxable for regular federal income tax purposes.

       Tender Option Bonds.  A tender option bond is a Municipal Security
       -------------------
(generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax-exempt rates. The bond is typically issued with the agreement of a third party, such as a bank, broker-dealer or other financial institution, which grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. However, an institution will not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrade in the credit rating assigned to the issuer of the bond. The liquidity of a tender option bond is a function of the credit quality of both the bond issuer and the financial institution providing liquidity. Tender option bonds are deemed to be liquid unless, in the opinion of the Adviser, the credit quality of the bond issuer and the financial institution is deemed, in light of the Fund's credit quality requirements, to be inadequate and the bond would not otherwise be readily marketable. The Tax Exempt Funds intend to invest in tender option bonds the interest on which will, in the opinion of bond counsel, counsel for the issuer of interests therein or counsel selected by the Adviser, be exempt from regular federal income tax. However, because there can be no assurance that the Internal Revenue Service (the "Service") will agree with such counsel's opinion in any particular case, there is a risk that a Tax Exempt Fund will not be considered the owner of such tender option bonds and thus will not be entitled to treat such interest as exempt from such tax. Additionally, the federal income tax treatment of certain other aspects of these investments, including the proper tax treatment of tender option bonds and the associated fees in relation to various regulated investment company tax provisions is unclear. The Tax Exempt Funds intend to manage their portfolio in a manner designed to eliminate or minimize any adverse impact from the tax rules applicable to these investments.

     Auction Rate Securities.  The Core, High Yield, Municipal Income and Short
     -----------------------
Duration Tax-Free Funds may invest in auction rate securities. Auction rate securities consist of auction rate Municipal Securities and auction rate preferred securities issued by closed-end investment companies that invest primarily in Municipal Securities (collectively, "auction rate securities"). Provided that the auction mechanism is successful, auction rate securities usually permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by "Dutch" auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is some risk that an auction will fail due to insufficient demand for the securities.

     Dividends on auction rate preferred securities issued by a closed-end fund may be designated as exempt from federal income tax to the extent they are attributable to exempt income earned by the fund on the securities in its portfolio and distributed to holders of the preferred securities, provided that the preferred securities are treated as equity securities for federal income tax purposes and the closed-end fund complies with certain tests under the Code.

     A Fund's investments in auction rate securities of closed-end funds are subject to the limitations prescribed by the Act and certain state securities regulations. The Funds will indirectly bear their proportionate share of any management and other fees paid by such closed-end funds in addition to the advisory fees payable directly by the Funds.

     Insurance.  The Funds may invest in "insured" tax-exempt Municipal
     ---------
Securities. Insured Municipal Securities are securities for which scheduled payments of interest and principal are guaranteed by a private (nongovernmental) insurance company. The insurance only entitles a Fund to receive the face or par value of the securities held by the Fund. The insurance does not guarantee the market value of the Municipal Securities or the value of the shares of a Fund.

     The Funds may utilize new issue or secondary market insurance. A new issue insurance policy is purchased by a bond issuer who wishes to increase the credit rating of a security. By paying a premium and meeting the insurer's underwriting standards, the bond issuer is able to obtain a high credit rating (usually, Aaa from Moody's or AAA from Standard & Poor's) for the issued security. Such insurance is likely to increase the purchase price and resale value of the security. New issue insurance policies are non-cancelable and continue in force as long as the bonds are outstanding.

     A secondary market insurance policy is purchased by an investor (such as a Fund) subsequent to a bond's original issuance and generally insures a particular bond for the remainder of its term. The Funds may purchase bonds which have already been insured under a secondary market insurance policy by a prior investor, or the Funds may directly purchase such a policy from insurers for bonds which are currently uninsured.

     An insured Municipal Security acquired by a Fund will typically be covered by only one of the above types of policies. All of the insurance policies used by a Fund will be obtained only from insurance companies rated, at the time of purchase, Aaa by Moody's or AAA by Standard & Poor's. The Municipal Securities invested in by the High Yield Fund will not be subject to this requirement.

     Standby Commitments.  In order to enhance the liquidity of Municipal
     -------------------
Securities, the Tax Exempt Funds may acquire the right to sell a security to another party at a guaranteed price and date. Such a right to resell may be referred to as a "standby commitment" or liquidity put, depending on its characteristics. The aggregate price which a Fund pays for securities with standby commitments may be higher than the price which otherwise would be paid for the securities. Standby commitments may not be available or may not be available on satisfactory terms.

     Standby commitments may involve letters of credit issued by domestic or foreign banks supporting the other party's ability to purchase the security from a Tax Exempt Fund. The right to sell may be exercisable on demand or at specified intervals, and may form part of a security or be acquired separately by a Tax Exempt Fund. In considering whether a security meets a Tax Exempt Fund's quality standards, the particular Tax Exempt Fund will look to the creditworthiness of the party providing the Fund with the right to sell as well as the quality of the security itself.

     The Tax Exempt Funds value Municipal Securities which are subject to standby commitments at amortized cost. The exercise price of the standby commitments is expected to approximate such amortized cost. No value is assigned to the standby commitments for purposes of determining a Tax Exempt Fund's net asset value. The cost of a standby commitment is carried as unrealized depreciation from the time of purchase until it is exercised or expires. Since the value of a standby commitment is dependent on the ability of the standby commitment writer to meet its obligation to repurchase, a Tax Exempt Fund's policy is to enter into standby commitment transactions only with banks, brokers or dealers which present a minimal risk of default.

     The Adviser understands that the Service has issued a favorable revenue ruling to the effect that, under specified circumstances, a registered investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. The Service has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. The Tax Exempt Funds intend to take the position that they are the owner of any Municipal Securities acquired subject to a standby commitment or acquired or held with certain other types of put rights and that tax-exempt interest earned with respect to such Municipal Securities will be tax-exempt in their hands. There is no assurance that standby commitments will be available to the Tax Exempt Funds nor have the Tax Exempt Funds assumed that such commitments would continue to be available under all market conditions.

     Call Risk and Reinvestment Risk.  Municipal Securities may include "call"
     -------------------------------
provisions which permit the issuers of such securities, at any time or after a specified period, to redeem the securities prior to their stated maturity. In the event that Municipal Securities held in a Fund's portfolio are called prior to the maturity, the Fund will be required to reinvest the proceeds on such securities at an earlier date and may be able to do so only at lower yields, thereby reducing the Fund's return on its portfolio securities.

FOREIGN INVESTMENTS

     Core, High Yield and Global Income Funds may invest in securities of foreign issuers and in fixed-income securities quoted or denominated in a currency other than U.S. dollars. Investing in the securities of foreign issuers involves certain special considerations, including those set forth below, which are not typically associated with investing in U.S. issuers. Since investments in the securities of foreign issuers may involve currencies of foreign countries, and since Core, High Yield and Global Income Funds may temporarily hold funds in bank deposits in foreign currencies during completion of investment programs, Core, High Yield and Global Income Funds may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversions between various currencies.

     Foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. In addition, there may be less publicly available information about a foreign company than about a comparable U.S. company.
Volume and
liquidity in most foreign bond markets are less than in the United States markets and securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges are often fixed and generally are higher than negotiated commissions or dealer mark-ups in the U.S. markets, although each Fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities markets and exchanges, brokers, dealers and listed companies than in the United States. Mail service between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlement of portfolio transactions or loss of certificates for portfolio securities.

     Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of Core Fund, High Yield Fund or Global Income Fund is uninvested and no return is earned thereon. The inability of Core Fund, High Yield Fund or Global Income Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to Core Fund, High Yield Fund or Global Income Fund due to subsequent declines in value of the portfolio securities, or, if Core Fund, High Yield Fund or Global Income Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could adversely affect Core, High Yield or Global Income Funds' investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resources self-sufficiency and balance of payments position.

INVESTING IN EMERGING COUNTRIES

     Market Characteristics.  Debt securities of most emerging markets issuers
     ----------------------
may be less liquid and are generally subject to greater price volatility than securities of issuers in the U.S. and other developed countries. The markets for securities of emerging markets may have substantially less volume than the market for similar securities in the U.S. and may not be able to absorb, without price disruptions, a significant increase in trading volume or trade size. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. The less liquid the market, the more difficult it may be for the Fund to accurately price its portfolio securities or to dispose of such securities at the times determined to be appropriate. The risks associated with reduced liquidity may be particularly acute to the extent that a Fund needs cash to meet redemption requests, to pay dividends and other distributions or to pay its expenses.

     Securities markets of emerging markets may also have less efficient clearance and settlement procedures than U.S. markets, making it difficult to conduct and complete transactions. Delays in the settlement could result in temporary periods when a portion of a Fund's assets is uninvested and settlement could result in temporary periods when a portion of the Fund's assets is uninvested and no return is earned thereon. Inability to make intended security purchases could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities could result either in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability of the Fund to the purchaser.

     Transaction costs, including brokerage commissions and dealer mark-ups, in emerging markets may be higher than in the U.S. and other developed securities markets. As legal systems in emerging markets develop, foreign investors may be adversely affected by new or amended laws and regulations. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.

     Economic, Political and Social Factors.  Emerging markets may be subject to
     --------------------------------------
a greater degree of economic, political and social instability than the U.S., Japan and most Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision-making, including changes or attempted changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved economic, political and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and
(v) ethnic, religious and racial disaffection and conflict. Many emerging markets have experienced in the past, and continue to experience, high rates of inflation. In certain countries inflation has at times accelerated rapidly to hyperinflationary levels, creating a negative interest rate environment and sharply eroding the value of outstanding financial assets in those countries. The economies of many emerging markets are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners. In addition, the economies of some emerging markets may differ unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position.


     Restrictions on Investment and Repatriation.  Certain emerging markets
     -------------------------------------------
require governmental approval prior to investments by foreign persons or limit investments by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. Repatriation of investment income and capital from certain emerging markets is subject to certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect the operation of a Fund.

SOVEREIGN DEBT OBLIGATIONS

     Investments in sovereign debt obligations involves special risks not present in corporate debt obligations. The issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and a Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and a Fund's net asset value, may be more volatile than prices of debt obligations of U.S. issuers. In the past, the governments of certain emerging markets have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debts.

     A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor's policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multinational agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of the third parties' commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to timely service its debts.

     FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. Core, High Yield and Global Income Funds may enter into forward foreign currency exchange contracts for hedging purposes and to seek to increase total return. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.
A forward contract generally has no deposit requirement, and no commissions are generally charged at any stage for trades.

     At the maturity of a forward contract, Global Income Fund, High Yield Fund and Core Fund may either accept or make delivery of the currency specified in the contract or, at or prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

     Global Income, High Yield or Core Funds may enter into forward foreign currency exchange contracts in several circumstances. First, when Global Income, High Yield or Core Funds enter into a contract for the purchase or sale of a security quoted or denominated in a foreign currency, or when Global Income, High Yield or Core Funds anticipate the receipt in a foreign currency of a dividend or interest payment on such a security which it holds, Global Income, High Yield or Core Funds may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying transactions, Global Income, High Yield or Core Funds will attempt to protect themselves against an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

     Additionally, when the Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of U.S. dollars, the amount of foreign currency approximating the value of some or all of a Fund's portfolio securities quoted or denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Using forward contracts to protect the value of a Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which a Fund can achieve at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the U.S. dollar value of only a portion of a Fund's foreign assets.

      Global Income, High Yield and Core Funds may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated or quoted in a different currency if the Advisers determine that there is a pattern of correlation between the two currencies. The Global Income, High Yield and Core Funds may also purchase and sell forward contracts to seek to increase total return when the Advisers anticipate that the foreign currency will appreciate or depreciate in value, but securities quoted or denominated in that currency do not present attractive investment opportunities and are not held in a Fund's portfolio.

     Global Income, High Yield and Core Funds' custodian will place cash or liquid assets, into a segregated account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of forward foreign currency exchange contracts requiring the Fund to purchase foreign currencies and forward contracts entered into to seek to increase total return. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts. The segregated accounts will be marked-to-market on a daily basis. Although the contracts are not presently regulated by the Commodity Trading Futures Commission ("CFTC"), the CFTC may in the future assert authority to regulate these contracts. In such event, a Fund's ability to utilize forward foreign currency exchange contracts may be restricted. The Global Income, Core and High Yield Funds will not enter into a forward contract with a term of greater than one year.

     While Global Income, Core and High Yield Funds may enter into forward contracts to seek to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. Thus, while Global Income, Core and High Yield Funds may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for a Fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between a Fund's portfolio holdings of securities quoted or denominated in a particular currency and forward contracts entered into by Global Income, Core and High Yield Funds. Such imperfect correlation may cause the Fund to sustain losses which will prevent the Fund from achieving a complete hedge or expose the Fund to risk of foreign exchange loss.

     Forward contracts are subject to the risk that the counterparty to such contract will default on its obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive a Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the Fund to cover its purchase or sale commitments, if any, at the current market price. A Fund will not enter into such transactions unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is considered to be investment grade by the Adviser.

INTEREST RATE SWAPS, MORTGAGE SWAPS, CURRENCY SWAPS AND INTEREST RATE CAPS, FLOORS AND COLLARS

     Each Fund may enter into interest rate swaps, caps, floors and collars. In addition, Core, Adjustable Rate, Government Income, Short Duration Government, Global Income and High Yield Funds may enter into mortgage swaps and Core, High Yield and Global Income Funds may also enter into currency swaps. Each Fund may enter into swap transactions for hedging purposes or to seek to increase total return. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. Currency swaps involve the exchange of the parties' respective rights to make or receive payments in specified currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates. Since interest rate, mortgage and currency swaps and interest rate caps, floors and collars are individually negotiated, each Fund expects to achieve an acceptable degree of correlation between its portfolio investments and its swap, cap, floor and collar positions.

     A Fund will enter into interest rate and mortgage swaps only on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Interest rate and mortgage swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate and mortgage swaps is limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to an interest rate swap defaults, a Fund's risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any. In contrast, currency swaps usually involve the delivery of the entire principal amount of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery
obligations.   The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each interest rate or currency swap will be accrued on a daily basis and an amount of cash or liquid assets, having an aggregate net asset value at least equal to such accrued excess will be maintained in a segregated account by a Fund's custodian. Inasmuch as these transactions are entered into for hedging purposes or are offset by cash or liquid assets, as permitted by applicable law, maintained in a segregated account the Funds and the Advisers believe that swaps do not constitute senior securities under the Act and, accordingly, will not treat them as being subject to a Fund's borrowing restriction.

     The Funds will not enter into any swap transactions unless the unsecured commercial paper, senior debt or claims-paying ability of the other party is rated either AA or A-1 or better by Standard & Poor's or Aa or P-1 or better by Moody's or their equivalent ratings. If there is a default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the interbank market. The staff of the Securities and Exchange Commission (the "SEC") currently takes the position that swaps, caps, floors and collars are illiquid for purposes of a Fund's limitation on illiquid investments.

     The use of interest rate, mortgage and currency swaps, as well as interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of a Fund would be less favorable than it would have been if this investment technique were not used.

OPTIONS ON SECURITIES AND SECURITIES INDICES

     WRITING COVERED OPTIONS. Each Fund may write (sell) covered call and put
     -----------------------
options on any securities in which it may invest or on any securities index based on securities in which it may invest. A Fund may purchase and write such options on securities that are listed on national domestic securities exchanges or foreign securities exchanges or traded in the over-the-counter market. A call option written by a Fund obligates the Fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. All call options written by a Fund are covered, which means that the Fund will own the securities subject to the option so long as the option is outstanding or use the other methods described below. The purpose of a Fund in writing covered call options is to realize greater income than would be realized in portfolio securities transactions alone. However, in writing covered call options for additional income, a Fund may forego the opportunity to profit from an increase in the market price of the underlying security.

     A put option written by a Fund obligates the Fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. The purpose of writing such options is to generate additional income. However, in return for the option premium, the Fund accepts the risk that it will be required to purchase the underlying securities at a price in excess of the securities' market value at the time of purchase.

     All call and put options written by a Fund are covered. A written call option or put option may be covered by (i) maintaining cash or liquid assets, as permitted by applicable law, either of which, in the case of Global Income Fund, Core Fund or High Yield Fund, may be quoted or denominated in any currency, in a segregated account maintained by the Fund's custodian with a value at least equal to the Fund's obligation under the option, (ii) entering into an offsetting forward commitment and/or (iii) purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund's net exposure on its written option position.

     A Fund may terminate its obligations under an exchange-traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an
offsetting transaction with the counterparty to such option.   Such purchases
are referred to as "closing purchase transactions."

     Each Fund may also write (sell) covered call and put options on any securities index composed of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

     The Funds may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account by their respective custodian) upon conversion or exchange of other securities in its portfolio. The Funds may also cover call and put options on a securities index by maintaining cash or liquid assets, as permitted by applicable law, with a value equal to the exercise price in a segregated account with their custodian or by using the other methods described above.

     PURCHASING OPTIONS.  Each Fund may also purchase put and call options on
     ------------------
any securities in which it may invest or on any securities index composed of securities in which it may invest. A Fund would also be able to enter into closing sale transactions in order to realize gains or minimize losses on options it had purchased.

     A Fund would normally purchase call options in anticipation of an increase, or put options in anticipation of a decrease ("protective puts") in the market value of securities of the type in which it may invest. The purchase of a call option would entitle a Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. A Fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option. The purchase of a put option would entitle a Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of a Fund's securities. Put options may also be purchased by a Fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of the underlying portfolio securities.

     A Fund may purchase put and call options on securities indices for the same purposes as it may purchase options on securities. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

     Transactions by a Fund in options on securities and securities indices will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which a Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Advisers. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

     WRITING AND PURCHASING CURRENCY CALL AND PUT OPTIONS.  Core,  Global Income
     ----------------------------------------------------
and High Yield Funds may write covered put and call options and purchase put and call options on foreign currencies in an attempt to protect against declines in the dollar value of portfolio securities and against increases in the dollar cost of securities to be acquired. Global Income, Core and High Yield Funds may use options on currency to cross-hedge, which involves writing or purchasing options on one currency to seek to hedge against changes in exchange rates for a different currency with a pattern of correlation. In addition, Global Income, Core and High Yield Funds may purchase call options on currency to seek to increase total return when the Advisers anticipate that the currency will appreciate in value, but the securities denominated or quoted in that currency do not present attractive investment opportunities and are not included in the Fund's portfolios.

     A call option written by Core, Global Income and High Yield Funds obligates the Fund to sell specified currency to the holder of the option at a specified price if the option is exercised at any time before the expiration date. A put option written by a Fund obligates the Fund to purchase specified currency from the option holder at a specified price if the option is exercised at any time before the expiration date. The writing of currency options involves a risk that a Fund will, upon exercise of the option, be required to sell currency subject to a call at a price that is less than the currency's market value or be required to purchase currency subject to a put at a price that exceeds the currency's market value.

     A Fund may terminate its obligations under a written call or put option by purchasing an option identical to the one written. Such purchases are referred to as "closing purchase transactions." A Fund would also be able to enter into closing sale transactions in order to realize gains or minimize losses on purchased options.

     Core, Global Income and High Yield Funds would normally purchase call options in anticipation of an increase in the U.S. dollar value of currency in which securities to be acquired by the Fund are denominated or quoted. The purchase of a call option would entitle a Fund, in return for the premium paid, to purchase specified currency at a specified price during the option period. A Fund would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option.

     Core, Global Income and High Yield Funds would normally purchase put options in anticipation of a decline in the U.S. dollar value of currency in which securities in its portfolio are denominated or quoted ("protective puts"). The purchase of a put option would entitle Core, Global Income and High Yield Funds, in exchange for the premium paid, to sell specified currency at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the U.S. dollar value of a Fund's portfolio securities due to currency exchange rate fluctuations. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying currency.

     In addition to using options for the hedging purposes described above, Core, Global Income and High Yield Funds may use options on currency to seek to increase total return. Global Income Fund, High Yield Fund and Core Fund may write (sell) covered put and call options on any currency in an attempt to realize greater income than would be realized on portfolio securities transactions alone. However, in writing covered call options for additional income, Global Income, High Yield and Core Funds may forego the opportunity to profit from an increase in the market value of the underlying currency. Also, when writing put options, Global Income, High Yield and Core Funds accept, in return for the option premium, the risk that it may be required to purchase the underlying currency at a price in excess of the currency's market value at the time of purchase.

     Global Income, High Yield and Core Funds would normally purchase call options to seek to increase total return in anticipation of an increase in the market value of a currency. Global Income, High Yield and Core Funds would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs. Otherwise Global Income, High Yield and Core Funds would realize either no gain or a loss on the purchase of the call option. Put options may be purchased by the Global Income, High Yield and Core Funds for the purpose of benefiting from a decline in the value of currencies which it does not own. Global Income, High Yield and Core Funds would ordinarily realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs. Otherwise Global Income, High Yield and Core Funds would realize either no gain or a loss on the purchase of the put option.

     YIELD CURVE OPTIONS.  Each Fund may enter into options on the yield
     -------------------
"spread," or yield differential between two securities. Such options are referred to as "yield curve" options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

     Yield curve options may be used for the same purposes as other options on securities. For example, a Fund may purchase a call option on the yield spread between two securities if it owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. A Fund may also purchase or write yield curve options for other than hedging purposes (i.e., in an attempt to increase its current income) if, in the judgment of the Adviser, the Fund will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present a risk of loss even if the yield of one of the underlying securities remains constant, or if the spread moves in a direction or to an extent which was not anticipated.

     Yield curve options written by a Fund must be "covered." A call (or put) option is covered if the Fund holds another call (or put) option on the spread between the same two securities and maintains in a segregated account with its custodian cash or liquid assets, as permitted by applicable law, sufficient to cover the Fund's net liability under the two options. Therefore, a Fund's liability for such a covered option is generally limited to the difference between the amount of the Fund's liability under the option written by the Fund less the value of the option held by the Fund. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter, and because they have been only recently introduced, established trading markets for these options have not yet developed.

     RISKS ASSOCIATED WITH OPTIONS TRANSACTIONS.  There is no assurance that a
     ------------------------------------------
liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If a Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or currencies or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if a Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities or currencies.

     Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

     A Fund's ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, the Funds will treat purchased over-the counter options and all assets used to cover written over-the counter options as illiquid securities, except that with respect to options written with primary dealers in U.S. Government Securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to a formula approved by the SEC.

     The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options for hedging purposes depends in part on the applicable Adviser's ability to predict future price fluctuations and the degree of correlation between the options and securities markets.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS
--------------------------------------------------

     To seek to increase total return or to hedge against changes in interest rates or securities prices or, in the case of Core, High Yield and Global Income Funds, currency exchange rates, each Fund may purchase and sell various kinds of futures contracts, and purchase and write call and put options on any of such futures contracts. Each Fund may also enter into closing purchase and sale transactions with respect to any of such contracts and options. The futures contracts may be based on various securities (such as U.S. Government Securities), securities indices, foreign currencies in the case of Global Income, Core and High Yield Funds and any other financial instruments and indices. A Fund will engage in futures and related options transactions only for bona fide hedging purposes as defined below or for purposes of seeking to increase total return to the extent permitted by regulations of the CFTC. All futures contracts entered into by a Fund are traded on U.S. exchanges or boards of trade that are licensed and regulated by the CFTC or on foreign exchanges.

     FUTURES CONTRACTS.  A futures contract may generally be described as an
     -----------------
agreement between two parties to buy and sell particular financial instruments or currencies for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

     When interest rates are rising or securities prices are falling, a Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, a Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. Core, Global Income and High Yield Funds may each seek to offset anticipated changes in the value of a currency in which its portfolio securities, or securities that it intends to purchase, are quoted or denominated by purchasing and selling futures contracts on such currencies.

     Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities or currency will usually be liquidated in this manner, a Fund may instead make, or take, delivery of the underlying securities or currency whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures on securities or currency are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

     HEDGING STRATEGIES.  Hedging, by use of futures contracts, seeks to
     ------------------
establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities or securities that a Fund proposes to acquire or the exchange rate of currencies in which portfolio securities are quoted or denominated. A Fund may, for example, take a "short" position in the futures market by selling futures contracts to seek to hedge against an anticipated rise in interest rates or a decline in market prices or foreign currency rates that would adversely affect the U.S. dollar value of the Fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by a Fund or securities with characteristics similar to those of a Fund's portfolio securities. Similarly, Core Fund, High Yield Fund and Global Income Fund may each sell futures contracts on any currencies in which its portfolio securities are quoted or denominated or in one currency to seek to hedge against fluctuations in the value of securities denominated in a different currency if there is an established historical pattern of correlation between the two currencies. If, in the opinion of the Advisers, there is a sufficient degree of correlation between price trends for a Fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Funds may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in a Fund's portfolio may be more or less volatile than prices of such futures contracts, the Advisers will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having a Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting a Fund's portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of a Fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

     On other occasions, a Fund may take a "long" position by purchasing futures contracts. This would be done, for example, when a Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices that are currently available.

     OPTIONS ON FUTURES CONTRACTS.  The acquisition of put and call options on
     ----------------------------
futures contracts will give a Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, a Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

     The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of a Fund's assets. By writing a call option, a Fund becomes obligated, in exchange for the premium, (upon exercise of the option) to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that a Fund intends to purchase. However, a Fund becomes obligated (upon exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. Thus, the loss incurred by a Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. The Funds will incur transaction costs in connection with the writing of options on futures.

     The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same financial instrument. There is no guarantee that such closing transactions can be effected. A Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

     OTHER CONSIDERATIONS.  Each Fund will engage in futures and related options
     --------------------
transactions only for bona fide hedging or to seek to increase total return as permitted by CFTC regulations which permit principals of an investment company registered under the Act to engage in such transactions without registering as commodity pool operators. Each Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or securities or instruments which it expects to purchase. Except as stated below, each Fund's futures transactions will be entered into for traditional hedging purposes -- i.e., futures contracts will be sold to protect against a decline in the price of securities (or the currency in which they are quoted or denominated) that a Fund owns or futures contracts will be purchased to protect a Fund against an increase in the price of securities (or the currency in which they are quoted or denominated) it intends to purchase. As evidence of this hedging intent, each Fund expects that on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities (or assets denominated in the related currency) in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for a Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

     As an alternative to compliance with the bona fide hedging definition, a CFTC regulation permits the Funds to elect to comply with a different test under which the aggregate initial margin and premiums required to establish positions to seek to increase total return in futures contracts and options on futures will not exceed 5% of the net asset value of a Fund's portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase. The Funds will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986, as amended (the "Code") for maintaining their qualifications as regulated investment companies for federal income tax purposes. See "Taxation."

     Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating a Fund to purchase securities or currencies, require the Fund to establish with the custodian a segregated account consisting of cash or liquid assets, as permitted by applicable law, in an amount equal to the underlying value of such contracts and options.

     While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, while a Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates or securities prices or currency exchange rates may result in a poorer overall performance for a Fund than if it had not entered into any futures contracts or options transactions. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and a Fund may be exposed to risk of loss. In addition, it is not possible to hedge fully or protect against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations.

     Perfect correlation between a Fund's futures positions and portfolio positions will be impossible to achieve. There are no futures contracts based upon individual securities, except certain U.S. Government Securities. The only futures contracts available to hedge a Fund's portfolio are various futures on U.S. Government Securities, securities indices and foreign currencies.

MORTGAGE DOLLAR ROLLS
---------------------

     The Taxable Funds may enter into mortgage "dollar rolls" in which a Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity), but not identical securities on a specified future date. During the roll period, a Fund loses the right to receive principal and interest paid on the securities sold. However, a Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of a Fund compared with what such performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the applicable Fund. Each Fund will hold and maintain in a segregated account until the settlement date cash or liquid assets, as permitted by applicable law, in an amount equal to its forward purchase price.

     For financial reporting and tax purposes, the Funds treat mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale. The Funds do not currently intend to enter into mortgage dollar rolls that are accounted for as a financing.

     Mortgage dollar rolls involve certain risks including the following: if the broker-dealer to whom a Fund sells the security becomes insolvent, a Fund's right to purchase or repurchase the mortgage-related securities subject to the mortgage dollar roll may be restricted and the instrument which a Fund is required to repurchase may be worth less than an instrument which a Fund originally held. Successful use of mortgage dollar rolls will depend upon the Adviser's ability to manage a Fund's interest rate and mortgage prepayments exposure. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed.

CONVERTIBLE SECURITIES

     Convertible securities include corporate notes or preferred stock but are ordinarily long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities in which the Core Fund and High Yield Fund invest will be subject to the same rating criteria as its other investments in fixed-income securities.

LENDING OF PORTFOLIO SECURITIES

     Each Fund may lend portfolio securities. Under present regulatory policies, such loans may be made to institutions, such as brokers or dealers and would be required to be secured continuously by collateral in cash, cash equivalents, letters of credit or U.S. Government Securities maintained on a current basis in an amount at least equal to the market value of the securities loaned. Cash collateral may be invested in cash equivalents. A Fund has the right to call a loan and obtain the securities loaned at any time on five days' notice. For the duration of a loan, a Fund continues to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and also receives compensation from investment of the collateral. A Fund would not have the right to vote any securities having voting rights during the existence of the loan, but a Fund would call the loan in anticipation of an important vote to be taken among holders of the securities or the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit there are risks of delay in recovering, or even loss of rights in, the collateral should the borrower of the securities fail financially. However, the loans are made only to firms deemed by the applicable Adviser to be of good standing, and when, in the judgment of the applicable Adviser, the consideration which can be earned currently from securities loans of this type justifies the attendant risk. If an Adviser determines to make securities loans, the value of the securities loaned will not exceed one-third of the value of the total assets of each Fund.

RESTRICTED AND ILLIQUID SECURITIES

     Each Fund may purchase securities that are not registered or offered in an exempt non-public offering ("Restricted Securities") under the Securities Act of 1933, as amended ("1933 Act"), including securities eligible for resale to "qualified institutional buyers" pursuant to Rule 144A under the 1933 Act.

However, a Fund will not invest more than 15% of its net assets in illiquid investments, which includes repurchase agreements maturing in more than seven days, interest rate, currency and mortgage swaps, interest rate caps, floors and collars, certain SMBS, municipal leases, certain over-the-counter options, securities that are not readily marketable and Restricted Securities, unless the Board of Trustees determines, based upon a continuing review of the trading markets for the specific Restricted Securities, that such Restricted Securities are liquid. Certain commercial paper issued in reliance on Section 4(2) of the 1933 Act is treated like Rule 144A Securities. The Trustees have adopted guidelines and delegated to the Advisers the daily function of determining and monitoring the liquidity of the Funds' portfolio securities. The Board of Trustees, however, will retain sufficient oversight and be ultimately responsible for the determinations. Since it is not possible to predict with assurance exactly how the market for Restricted Securities sold and offered under Rule 144A or Section 4(2) will develop, the Trustees will carefully monitor the Funds' investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in a Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these Restricted Securities.

     The purchase price and subsequent valuation of Restricted Securities normally reflect a discount from the price at which such securities trade when they are not restricted, since the restriction makes them less liquid. The amount of the discount from the prevailing market price is expected to vary depending upon the type of security, the character of the issuer, the party who will bear the expenses of registering the Restricted Securities and prevailing supply and demand conditions.

WHEN-ISSUED AND FORWARD COMMITMENT SECURITIES

     Each Fund may purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis. These transactions involve a commitment by a Fund to purchase or sell securities at a future date. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges. The Funds will purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, the Funds may dispose of or negotiate a commitment after entering into it. A Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. The Funds may realize a capital gain or loss in connection with these transactions. For purposes of determining each Fund's duration, the maturity of when-issued or forward commitment securities will be calculated from the commitment date. Each Fund is required to hold and maintain in a segregated account with the Fund's custodian until three days prior to settlement date, cash or liquid assets, in an amount sufficient to meet the purchase price. Alternatively, each Fund may enter into offsetting contracts for the forward sale of other securities that it owns. Securities purchased or sold on a when-issued or forward commitment basis involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date.

OTHER INVESTMENT COMPANIES

     Each Fund reserves the right to invest up to 10% of its total assets, calculated at the time of purchase, in the securities of other investment companies, but may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the voting securities of any other investment company. Pursuant to an exemptive order obtained from the SEC, the Funds may invest in money market funds for which the Adviser or any of its affiliates serves as investment adviser. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests in addition to the advisory and administration fees paid by the Fund. However, to the extent that a Fund invests in a money market fund for which the Adviser acts as adviser, the management fees payable by the Fund to the Adviser will be reduced by an amount equal to the Fund's proportionate share of the management fees paid by such money market fund to the Adviser or any of its affiliates.

REPURCHASE AGREEMENTS

     Each Fund may enter into repurchase agreements with selected broker-dealers, banks or other financial institutions. A repurchase agreement is an arrangement under which a Fund purchases securities and the seller agrees to repurchase the securities within a particular time and at a specified price. Custody of the securities will be maintained by each Fund's custodian. The repurchase price may be higher than the purchase price, the difference being income to a Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a Fund together with the repurchase price on repurchase. In either case, the income to a Fund is unrelated to the interest rate on the security subject to the repurchase agreement.

     For purposes of the Act and, generally for tax purposes, a repurchase agreement is deemed to be a loan from a Fund to the seller of the security. For other purposes, it is not clear whether a court would consider the security purchased by a Fund subject to a repurchase agreement as being owned by a Fund or as being collateral for a loan by a Fund to the seller. In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, a Fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. If the court characterizes the transaction as a loan and a Fund has not perfected a security interest in the security, the Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Fund would be at risk of losing some or all of the principal and interest involved in the transaction.

     As with any unsecured debt instrument purchased for each Fund, the applicable Adviser seeks to minimize the risk of loss from repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the security. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. However, if the market value of the security subject to the repurchase agreement becomes less than the repurchase price (including accrued interest), each Fund will direct the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price. Certain repurchase agreements which provide for settlement in more than seven days can be liquidated before the nominal fixed term on seven days or less notice. Such repurchase agreements will be regarded as liquid instruments.

     In addition, the Funds, together with other registered investment companies having management agreements with the Advisers or their affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.


                            INVESTMENT RESTRICTIONS

     The Trust has adopted the following investment restrictions on behalf of the Funds, none of which may be changed without the approval of the holders of a majority of the outstanding voting securities of the affected Fund. The investment objective of each Fund and all other investment policies or practices of the Funds, except for Short Duration Tax-Free Fund's and Municipal Income Fund's policy to invest under normal market conditions 80% of its net assets in Municipal Securities, are considered by the Trust not to be fundamental and accordingly may be changed without shareholder approval. See "INVESTMENT OBJECTIVES AND POLICIES" in the Prospectuses. As defined in the Act, "a majority of the outstanding voting securities" of a Fund means the vote (a) of 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy or (b) more than 50% of the outstanding shares of the Fund, whichever is less.

     For the purposes of the limitations (except for the asset coverage requirement with respect to borrowings), any limitation which involves a maximum percentage shall not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by, a Fund. With respect to the Tax Exempt Funds, the identification of the issuer of a Municipal Security that is not a general obligation is made by the Adviser based on the characteristics of the Municipal Security, the most important of which is the source of funds for the payment of principal and interest on such securities.

 AS A MATTER OF FUNDAMENTAL POLICY, A FUND MAY NOT:

     (1) make any investment inconsistent with the Fund's classification as a diversified company under the Investment Company Act of 1940, as amended (the "Act"). This restriction does not, however, apply to any Fund classified as a non-diversified company under the Act.

     (2) invest more than 25% of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. government or its agencies or instrumentalities). (For the purposes of this restriction, state and municipal governments and their agencies, authorities and instrumentalities are not deemed to be industries; telephone companies are considered to be a separate industry from water, gas or electric utilities; personal credit finance companies and business credit finance companies are deemed to be separate industries; and wholly-owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents). This restriction does not apply to investments in municipal securities which have been pre-refunded by the use of obligations of the U.S. government or any of its agencies or instrumentalities. Each of the Municipal Income and Short Duration Tax-Free Funds may invest 25% or more of the value of its total assets in municipal securities which are related in such a way that an economic, business or political development or change affecting one municipal security would also affect the other municipal securities. These municipal securities include (a) municipal securities, the interest on which is paid solely from revenues of similar projects such as hospitals, electric utility systems, multi-family housing, nursing homes, commercial facilities (including hotels), steel companies or life care facilities, (b) municipal securities whose issuers are in the same state and (c) industrial development obligations.

     (3) borrow money, except (a) the Fund may borrow from banks (as defined in the Act) or through reverse repurchase agreements in amounts up to 33 1/3% or its total assets (including the amount borrowed), (b) the Fund may, to the extent permitted by applicable law borrow up to an additional 5% of its total assets for temporary purposes, (c) the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, (d) the Fund may purchase securities on margin to the extent permitted by applicable law and (e) the Fund may engage in transactions in mortgage dollar rolls which are accounted for as financings.

     (4) make loans, except through (a) the purchase of debt obligations in accordance with the Fund's investment objective and policies, (b) repurchase agreements with banks, brokers, dealers and other financial institutions, and (c) loans of securities as permitted by applicable law.

     (5) underwrite securities issued by others, except to the extent that the sale of portfolio securities by the Fund may be deemed to be an underwriting.

     (6)(a) for each Fund other than Core Fund, purchase, hold or deal in real estate, although a Fund may purchase and sell securities that are secured by real estate or interests therein, securities of real estate investment trusts and mortgage-related securities and may hold and sell real estate acquired by a Fund as a result of the ownership of securities.

     (6)(b) in the case of the Core Fund, purchase, hold or deal in real estate (including real estate limited partnerships) or oil, gas or mineral leases, although the Fund may purchase and sell securities that are secured by real estate or interests therein, may purchase mortgage-related securities and may hold and sell real estate acquired by the Fund as a result of the ownership of securities.

     (7) invest in commodities or commodity contracts, except that the Fund may invest in currency and financial instruments and contracts that are commodities or commodity contracts.

     (8) issue senior securities to the extent such issuance would violate applicable law.

     Each Fund may, notwithstanding any other fundamental investment restriction or policy, invest some or all of its assets in a single open-end investment company or series thereof with substantially the same fundamental investment objectives, restrictions and policies as the Fund.

In addition, as non-fundamental policies, a Fund may not:

     (1) Invest in companies for the purpose of exercising control or management.

     (2) Invest more than 15% of the Fund's net assets in illiquid investments including repurchase agreements maturing in more than seven days, securities which are not readily marketable and restricted securities not eligible for resale pursuant to Rule 144A under the 1933 Act.

     (3) Purchase additional securities if the Fund's borrowings exceed (excluding covered mortgage dollar rolls) 5% of its net assets.

     (4)    Make short sales of securities, except short sales against the box.


                                   MANAGEMENT

TRUSTEES AND OFFICERS
---------------------

     Information pertaining to the Trustees and officers of the Trust is set forth below together with their respective positions and a brief statement of their principal occupations during the past five years. Trustees and Officers deemed to be "interested persons" of the Trust for purposes of the Act are indicated by an asterisk.

Ashok N. Bakhru, Age 53, 1325 Avenue of the Americas, 34th Floor, New York, New York 10019. Chairman and Trustee. Executive Vice President-Finance and
             --------------------
Administration and Chief Financial Officer, Coty Inc. (since April 1996); President, ABN Associates, Inc. (June 1994 through March 1996); Senior Vice President, Scott Paper Company (until June 1994); Director, Arkwright Mutual Insurance Company; Trustee, International House of Philadelphia; Member of Cornell University Council; Trustee of Walnut Street Theater.

David B. Ford,* Age 51, One New York Plaza, New York, New York 10004. Trustee.
                                                                      -------
Managing Director, Goldman Sachs (since 1996); General Partner, Goldman Sachs, (1986-1996); Co-Head of GSAM since December 1994.

Douglas C. Grip,* Age 35, One New York Plaza, New York, New York 10004.

President and Trustee. Vice President, Goldman Sachs since May 1996; President,
---------------------
MFS Retirement Services Inc., of Massachusetts Financial Services prior thereto.

John P. McNulty,* Age 44, One New York Plaza, New York, New York 10004.

Trustee.  Managing Director, Goldman Sachs since 1996; General Partner of
-------
Goldman Sachs from 1990 to 1994 and 1995-1996; Co-Head of GSAM since November 1996; Limited Partner of Goldman Sachs from 1994 to November 1995.

Mary P. McPherson, Age 60, Taylor Hall, Bryn Mawr College, Bryn Mawr, PA 19010. Trustee. President of Bryn Mawr College since 1978; Director of Josiah Macy,
-------
Jr. Foundation since 1977; Director of the Philadelphia Contributionship since 1985; Director of Amherst College since 1986; Director of Dayton Hudson Corporation since 1988; Director of the Spencer Foundation since 1993; and member of PNC Advisory Board since 1993.

Alan A. Shuch,* Age 48, One New York Plaza, New York, New York 10004. Trustee.
                                                                      -------
Limited Partner, Goldman Sachs (since 1994); Director and Vice President, Goldman Sachs Funds Management, Inc. from April 1990 to November 1994; President and Chief Operating Officer, GSAM from September 1988 to November 1994; Limited Partner, Goldman Sachs since December 1994.

Jackson W. Smart, Jr., Age 66, One Northfield Plaza, #218, Northfield, Illinois 60093. Trustee. Chairman, Executive Committee, First Commonwealth, Inc. (a
        -------
managed dental care company, since January 1996); Chairman and Chief Executive Officer, MSP Communications Inc. (a company engaged in radio broadcasting) since November 1988; Director, Federal Express Corporation since 1976; Evanston Hospital Corporation (since 1980) and First Commonwealth,Inc. (since 1988) and North American Private Equity Group (a venture capital fund).

William H. Springer, Age 67, 701 Morningside Drive, Lake Forest, Illinois 60045. Trustee. Vice Chairman and Chief Financial and Administrative Officer,
-------
Ameritech (a telecommunications holding company) from February 1987 to retirement in June 1992; Director, Walgreen Co. (a retail drugstore business); and Baker, Fentress & Co. (a closed-end non-diversified management investment company) April 1992 to present.

Richard P. Strubel, Age 57, 70 West Madison Street, Suite 1400, Chicago, Illinois 60602. Trustee. Managing Director, Tandem Partners, Inc. (since
                 -------
1990); President and Chief Executive Officer, Microdot, Inc. (a diversified manufacturer of fastening systems and connectors) from January 1984 to October 1994.

Pauline Taylor,* Age 50, 4900 Sears Tower, Chicago, Illinois 60606. Vice
                                                                    ----
President.  Vice President, Goldman Sachs since June 1992; Director of
---------
Shareholder Servicing since June 1992.

Nancy L. Mucker,* Age 47, 4900 Sears Tower, Chicago, Illinois 60606.  Vice
                                                                      ----
President.  Vice President, Goldman Sachs;  Manager, Shareholder Services for
---------
GSAM since November 1989.

John W. Mosior,* Age 58, 4900 Sears Tower, Chicago, Illinois 60606. Vice
                                                                    ----
President.  Vice President, Goldman Sachs; Manager, Shareholder Services for
---------
GSAM since November 1989.

Scott M. Gilman,* Age 37, One New York Plaza, New York, New York 10004. Treasurer. Director, Mutual Funds Administration, GSAM since April 1994.
---------
Assistant Treasurer of Goldman Sachs Funds

Management, Inc. since March 1993. Vice President, Goldman Sachs since March, 1990.

John M. Perlowski,* Age 32, One New York Plaza, New York, New York 10004. Assistant Treasurer. Vice President, Goldman, Sachs & Co., since July 1995.
-------------------
Director/Fund Accounting & Custody, Investors Bank & Trust Co., November 1993 to July 1995. Formerly, Manager, Audit Division, Arthur Andersen, September 1986 to November 1993.

Michael J. Richman,* Age 36, 85 Broad Street, New York, New York 10004. Secretary. Associate General Counsel of GSAM since February 1994; Vice
---------
President and Assistant General Counsel of Goldman Sachs; Counsel to the Funds Group, GSAM since June 1992; Partner, Hale and Dorr from September 1991 to June 1992.

Howard B. Surloff,* Age 31, 85 Broad Street, New York, New York 10004. Assistant
                                                                       ---------
Secretary.  Vice President and Assistant General Counsel, Goldman Sachs since
---------
November 1993 and May 1994, respectively; Counsel to the Funds Group, GSAM since November 1993; Associate of Shereff, Friedman, Hoffman & Goodman, LLP prior thereto.


Valerie A. Zondorak,* Age 31, 85 Broad Street, New York, New York 10004. Assistant Secretary. Vice President, Goldman Sachs (since March 1997); Counsel
--------------------
to the Funds Group, GSAM (since March 1997); Associate of Shereff, Friedman, Hoffman & Goodman, LLP (prior thereto).

Steven E. Hartstein*, Age 33, 85 Broad Street, New York, New York 10004. Assistant Secretary. Legal Products Analyst, Goldman Sachs since June 1993;
-------------------
Funds Compliance Officer, Citibank Global Asset Management from August 1991 to June 1993); Legal Assistant, Brown & Wood prior thereto.

Deborah A. Farrell*, Age 25, 85 Broad Street, New York, New York 10004. Assistant Secretary. Administrative Assistant, Goldman Sachs since January
-------------------
1994.  Formerly at Cleary, Gottlieb, Stein and Hamilton.

Kaysie Uniacke*, Age 36, One New York Plaza, New York, New York 10004. Assistant Secretary. Vice President and Senior Portfolio Manager, GSAM since
-------------------
1988.

Elizabeth D. Anderson*, Age 27, One New York Plaza, New York, New York 10004. Assistant Secretary. Portfolio Manager, GSAM since April 1996; Junior Portfolio
-------------------
Manager, Goldman Sachs 1995-1996. Funds Trading Assistant, GSAM 1993-1995. Compliance Analyst, Prudential Insurance, from 1991 to 1993.

     The Trustees and officers of the Trust hold comparable positions with certain other investment companies of which Goldman Sachs, GSAM or GSFM is the investment adviser, administrator and/or distributor. As of _______, 1997, the Trustees and officers as a group owned less than 1% of the outstanding shares of beneficial interest of each Fund.

     The following table sets forth certain information with respect to the compensation of each Trustee of the Trust for the one-year period ended October 31, 1996:

                                                             Total
                          Pension or                      Compensation
                          Aggregate       Retirement      from Goldman
                         Compensation  Benefits Accrued   Sachs Funds
                           from the     as of Part of      (including
                          Funds/1/     Trust's Expenses  the Funds)/2/
                         ------------  ----------------  --------------
Name of Trustees

Ashok N. Bakhru                $4,109                $0         $77,375
Marcia L. Beck/3/                  $0                $0              $0
David B. Ford                      $0                $0              $0
Douglas C. Grip                    $0                $0              $0
Paul C. Nagel, Jr./4/          $2,525                $0         $50,500
Alan A. Shuch                      $0                $0              $0
Jackson W. Smart               $3,169                $0         $65,750
William H. Springer            $3,169                $0         $65,750
Richard P. Strubel             $3,169                $0         $65,750

/1/ Reflects amount paid by Goldman Sachs Trust, a Massachusetts business trust, during fiscal year ended October 31, 1996.

/2/ The Goldman Sachs Funds consisted of 29 mutual funds, including the seven series of the Trust, on October 31, 1996.

/3/  Resigned as of May 1, 1996.

/4/  Retired as of June 30, 1996.

INVESTMENT ADVISERS
-------------------

     GSAM, One New York Plaza, New York, New York 10004, a separate operating division of Goldman Sachs, serves as the investment adviser to Municipal Income Fund, Government Income Fund, Short Duration Tax-Free Fund, High Yield Fund and Core Fund pursuant to a management agreement. GSFM, One New York Plaza, New York, New York 10004, serves as the investment adviser to Adjustable Rate Fund and Short Duration Government Fund pursuant to a management agreement. GSFM, a Delaware limited partnership, is an affiliate of Goldman Sachs. GSAMI, 133 Peterborough Court, London EC4A 2BB, England, serves as investment adviser to Global Income Fund pursuant to a management agreement. As a company with unlimited liability under the laws of England, GSAMI is regulated by the Investment Management Regulatory Organization Limited, a United Kingdom self-regulatory organization, in the conduct of its investment advisory business.
See "MANAGEMENT" in the Funds' Prospectuses for a description of the applicable Adviser's duties as investment adviser.

     Founded in 1869, Goldman Sachs is among the oldest and largest investment banking firms in the United States. Goldman Sachs is a leader in developing portfolio strategies and in many fields of investing and financing, participating in financial markets worldwide and serving individuals, institutions, corporations and governments. Goldman Sachs is among the principal market sources for current and thorough information on companies, industrial sectors, markets, economies and currencies, and trades and makes markets in a wide range of equity and debt securities 24 hours a day. The firm is headquartered in New York and has offices throughout the United States and in Beijing, Brazil, Frankfurt, George Town, Hong Kong, London, Madrid, Mexico, Milan, Montreal, Osaka, Paris, Seoul, Shanghai, Singapore, Sydney, Taipei, Tokyo, Toronto, Vancouver and Zurich. It has trading professionals throughout the United States, as well as in London, Tokyo, Hong Kong and Singapore. The active participation of Goldman Sachs in the world's financial markets enhances its ability to identify attractive investments.

     The Advisers are able to draw on the substantial research and market expertise of Goldman Sachs, whose investment research effort is one of the largest in the industry. With an annual equity research budget approaching $160 million, Goldman Sachs' Investment Research Department covers approximately 1,700 companies, including approximately 1,000 U.S. corporations in 60 industries. The in-depth information and analyses generated by Goldman Sachs' research analysts are available to the Advisers. The Advisers manage money for some of the world's largest institutional investors.

     For more than a decade, Goldman Sachs has been among the top-ranked firms in Institutional Investor's annual "All-America Research Team" survey. In addition, many of Goldman Sachs' economists, securities analysts, portfolio strategists and credit analysts have consistently been highly ranked in respected industry surveys conducted in the U.S. and abroad. Goldman Sachs is also among the leading investment firms using quantitative analytics (now used by a growing number of investors) to structure and evaluate portfolios. For example, Goldman Sachs' options evaluation model analyzes each security's term, coupon and call option, providing an overall analysis of the security's value relative to its interest risk.

     In planning the Tax Exempt Funds' strategies, the portfolio managers also evaluate and monitor individual issues by using analytical techniques that have traditionally been applied to corporate bonds and Mortgage-Backed Securities. In particular, the Adviser's embedded option valuation model provides a picture of an individual security's relative value and the portfolio's overall interest rate risk. By constantly reviewing the positions of securities within the portfolio, the Adviser looks for opportunities to enhance the Tax Exempt Funds' yields by fine-tuning the portfolio, using quantitative tools designed for municipal portfolio management. The Adviser, which managed approximately $3 billion in tax-free securities in 1996, has assembled an experienced team of professionals for selection of the Tax Exempt Funds' portfolio securities.

     In structuring Adjustable Rate Fund's and Short Duration Government Fund's respective securities portfolio, the Adviser will review the existing overall economic and mortgage market trends. The Adviser will then study yield spreads, the implied volatility and the shape of the yield curve. The Adviser will then apply this analysis to a list of eligible securities that meet the respective Fund's investment guidelines. With respect to Adjustable Rate Fund, this analysis is used to plan a two-part portfolio, which will consist of a "core" portfolio of ARMs and a "relative value" portfolio of other mortgage assets that can enhance portfolio returns and lower risk (such as investments in CMO floating-rate tranches and interest only stripped Mortgage-Backed Securities).

     With respect to Adjustable Rate Fund, Government Income Fund, Short Duration Government Fund, High Yield Fund and Core Fund, the applicable Adviser expects to utilize Goldman Sachs' sophisticated option-adjusted analytics to help make strategic asset allocations within the markets for U.S. government, Mortgage-Backed and other securities and to employ this technology periodically to re-evaluate the Funds' investments as market conditions change. Goldman Sachs has also developed a prepayment model designed to estimate mortgage prepayments and cash flows under different interest rate scenarios. Because a Mortgage-Backed Security incorporates the borrower's right to prepay the mortgage, the Advisers use a sophisticated option-adjusted spread (OAS) model to measure expected returns. A security's OAS is a function of the level and shape of the yield curve, volatility and the applicable Adviser's expectation of how a change in interest rates will affect prepayment levels. Since the OAS model assumes a relationship between prepayments and interest rates, the Advisers consider it a better way to measure a security's expected return and absolute and relative values than yield to maturity. In using OAS technology, the Advisers will first evaluate the absolute level of a security's OAS considering its liquidity and its interest rate, volatility and prepayment sensitivity. The Advisers will then analyze its value relative to alternative investments and to its own investments. The Advisers will also measure a security's interest rate risk by computing an option adjusted duration (OAD). The Advisers believe a security's OAD is a better measurement of its price sensitivity than cash flow duration, which systematically misstates portfolio duration. The Advisers also evaluate returns for different mortgage market sectors and evaluate the credit risk of individual securities. This sophisticated technical analysis allows the Advisers to develop portfolio and trading strategies using Mortgage-Backed Securities that are believed to be superior investments on a risk-adjusted basis and which provide the flexibility to meet the respective Fund's duration targets and cash flow pattern requirements.

     Because the OAS is adjusted for the differing characteristics of the underlying securities, the OAS of different Mortgage-Backed Securities can be compared directly as an indication of their relative value in the market. The Advisers also expect to use OAS-based pricing methods to calculate projected security returns under different, discrete interest rate scenarios, and Goldman Sachs' proprietary prepayment model to generate yield estimates under these scenarios. The OAS, scenario returns, expected returns, and yields of securities in the mortgage market can be combined and analyzed in an optimal risk-return matching framework.

     The Advisers will use OAS analytics to choose what they believe is an appropriate portfolio of investments for Adjustable Rate Fund, Government Income Fund, Short Duration Government Fund and Core Fund from a universe of eligible investments. In connection with initial portfolio selections, in addition to using OAS analytics as an aid to meeting each Fund's particular composition and performance targets, the Advisers will also take into account important market criteria like the available supply and relative liquidity of various mortgage securities in structuring the portfolio.

     The Advisers also expect to use OAS analytics to evaluate the mortgage market on an ongoing basis. Changes in the relative value of various Mortgage-Backed Securities could suggest tactical trading opportunities for the Funds. The Advisers will have access to both current market analysis as well as historical information on the relative value relationships among different Mortgage-Backed Securities. Current market analysis and historical information is available in the Goldman Sachs database for most actively traded Mortgage-Backed Securities.

     Goldman Sachs has agreed to provide the Advisers, on a non-exclusive basis, use of its mortgage prepayment model, OAS model and any other proprietary services which it now has or may develop, to the extent such services are made available to other similar customers. Use of these services by the Advisers with respect to a Fund does not preclude Goldman Sachs from providing these services to third parties or using such services as a basis for trading for its own account or the account of others.

     The fixed-income research capabilities of Goldman Sachs available to the Advisers include the Goldman Sachs Fixed Income Research Department and the Credit Department. The Fixed Income Research Department monitors developments in U.S. and foreign fixed-income markets, assesses the outlooks for various sectors of the markets and provides relative value comparisons, as well as analyzes trading opportunities within and across market sectors. The Fixed Income Research Department is at the forefront in developing and using computer-based tools for analyzing fixed-income securities and markets, developing new fixed income products and structuring portfolio strategies for investment policy and tactical asset allocation decisions. The Credit Department tracks specific governments, regions and industries and from time to time may review the credit quality of a Fund's investments.

     In addition to fixed-income research and credit research, the Advisers in managing Global Income Fund are supported by Goldman Sachs' economics research. The Economics Research Department, based in London, conducts economic, financial and currency markets research which analyzes economic trends and interest and exchange rate movements worldwide. The Economics Research Department tracks factors such as inflation and money supply figures, balance of trade figures, economic growth, commodity prices, monetary and fiscal policies, and political events that can influence interest rates and currency trends. The success of Goldman Sachs' international research team has brought wide recognition to its members. The team has earned top rankings in the annual "Extel Financial Survey" of U.K. investment managers in the following categories: U.K. Economy 1989-1995; International Economies 1986, 1988-1995; International Government Bond Market 1993-1995; and Currency Movements 1986-1993.

     In allocating assets in the Global Income Fund's portfolio among currencies, the Adviser will have access to the Global Asset Allocation Model. The model is based on the observation that the prices of all financial assets, including foreign currencies, will adjust until investors globally are comfortable holding the pool of outstanding assets. Using the model, the Adviser will estimate the total returns from each currency sector which are consistent with the average investor holding a portfolio equal to the market capitalization of the financial assets among those currency sectors. These estimated equilibrium returns are then combined with Goldman Sachs' research professionals' expectations to produce an optimal currency and asset allocation for the level of risk suitable for the Fund's investment objective and criteria.

     Each Fund's management agreement, (the "Management Agreements"), was most recently approved by the Trustees of the Trust, including a majority of the Trustees of the Trust who are not parties to such agreements or "interested persons" (as such term is defined in the Act) of any party thereto (the "non-interested Trustees"), on April 23, 1997. The applicable Fund's

Management Agreement was approved by the shareholders of Adjustable Rate Fund on October 30, 1991, the shareholders of Short Duration Government Fund on March 27, 1989, the sole initial shareholder of Short Duration Tax-Free Fund on September 25, 1992, the sole initial shareholder of Core Fund on October 29, 1993, and the shareholders of each other Fund on April 21, 1997. Each Management Agreement will remain in effect until June 30, 1998 and will continue in effect with respect to the applicable Fund from year to year thereafter provided such continuance is specifically approved at least annually by (a) the vote of a majority of the outstanding voting securities of such Fund or a majority of the Trustees of the Trust, and (b) the vote of a majority of the non-interested Trustees of the Trust, cast in person at a meeting called for the purpose of voting on such approval.

     Each Management Agreement will terminate automatically if assigned (as defined in the Act). Each Management Agreement is also terminable at any time without penalty by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of a Fund on 60 days' written notice to the applicable Adviser or by the Adviser on 60 days' written notice of the Trust.

     The Management Agreements provide that GSAM, GSFM and GSAMI, in their capacity as advisers may each render similar services to others so long as the services under the Management Agreements are not impaired thereby. Pursuant to the Management Agreements, the Advisers are entitled to receive the fee set forth below and the Advisers are currently limiting the fee to the rate set forth below:

                           Contractual      Current
Fund                             Rate*         Rate
----                             ----          ----

GSAM
  Municipal Income                  .55%         .55%
  Government Income                 .65%         .25%
  Short Duration Tax-Free           .55%         .40%
  Core Fixed Income                 .55%         .40%
  High Yield                        .70%         .65%

GSFM
  Short Duration Government         .65%         .40%
  Adjustable Rate Government        .55%         .40%

GSAMI
  Global Income                     .90%         .59%
----------------------------

* The Contractual Rate is identical to the aggregate advisory and administration fee rates payable by each Fund under the previous separate advisory (including subadvisory in the case of Global Income Fund) and administration agreements. For the fiscal year ended October 31, 1996, the annual rate expressed is the combined advisory and administration fees paid (after fee waivers). Such reduction or limits, if any, are calculated monthly on a cumulative basis and may be discontinued or modified by the applicable Adviser at its discretion at any time, although they have no current intention to do so.


     For the fiscal years ended October 31, 1996, 1995 and 1994, the amounts of the investment advisory and administration fees incurred by each Fund then in existence were as follows:

                                     1996        1995        1994
                                  ----------  ----------  ----------

Adjustable Rate Fund              $2,535,709  $2,947,492  $6,798,185
Short Duration Government            411,360     517,091   1,063,867
 Fund/(1)/
Short Duration Tax-Free Fund         169,796     260,970     468,868
Core Fund/(2)/                       246,568     137,158      56,255
Global Income Fund/(3)(6)/         1,117,226     706,460   1,518,814
Government Income Fund/(4)(6)/        74,060      44,037           0
Municipal Income Fund/(5)(6)/        211,283     154,707      35,494

_________________________

/(1)/ Had expense limitations not been in effect, Short Duration Government Fund would have paid advisory fees of $514,200, $646,364 and $1,329,834, respectively, for such years.

/(2)/ Core Fund commenced operations January 5, 1994.

/(3)/ For the same periods, Global Income Fund paid GSAMI subadvisory fees of $837,920, $1,412,921 and $3,037,627, respectively. If expense limitations had not been in effect, Global Income Fund would have paid advisory and subadvisory fees of $1,474,204 and $491,401, respectively, for the year ended October 31, 1996 and $789,127 and $1,578,254, respectively, for the year ended October 31, 1995.

/(4)/ Had expense limitations not been in effect, Government Income Fund would have paid advisory fees of $148,120, $101,737 and $65,604, respectively, for such years.

/(5)/ Had expense limitations not been in effect for the years ended October 31, 1995 and 1994, Municipal Income Fund would have paid advisory fees of $200,207 and $174,161, respectively, for such years.

/(6)/ Reflects combined fees under separate investment advisory and administration agreements which were combined in a Management Agreement effective May 1, 1997.

     The fees and services under the Investment Advisory and Administration Agreements are identical to the fees and services under the Management Agreement.

     Each Adviser performs administrative services for the applicable Funds under the Management Agreement. Such administrative services include, subject to the general supervision of the Trustees of the Trust, (a) providing supervision of all aspects of the Funds' non-investment operations (other than certain operations performed by others pursuant to agreements with the Funds), (b) providing the Funds, to the extent not provided pursuant to the agreement with the Trust's custodian, transfer and dividend disbursing agent or agreements with other institutions, with personnel to perform such executive, administrative and clerical services as are reasonably necessary to provide effective administration of the Funds, (c) arranging, to the extent not provided pursuant to such agreements, for the preparation, at the Funds' expense, of each Fund's tax returns, reports to shareholders, periodic updating of the Funds' prospectuses and statements of additional information, and reports filed with the SEC and other regulatory authorities, (d) providing the Funds, to the extent not provided pursuant to such agreements, with adequate office space and certain related office equipment and services, and (e) maintaining all of the Funds' records other than those maintained pursuant to such agreements.


     ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED
     -------------------------------------------------------------------------
BY GOLDMAN SACHS.  The involvement of the Advisers and Goldman Sachs and their
----------------
affiliates, in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to the Funds or impede their investment activities.

     Goldman Sachs and its affiliates, including, without limitation, the Advisers and their advisory affiliates have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) which have investment objectives similar to those of the Funds and/or which engage in transactions in the same types of securities, currencies and instruments as the Funds. Goldman Sachs and its affiliates are major participants in the global currency, equities, swap and fixed-income markets, in each case on a proprietary basis and for the accounts of customers. As such, Goldman Sachs and its affiliates are actively engaged in transactions in the same securities, currencies, and instruments in which the Funds invest. Such activities could affect the prices and availability of the securities, currencies, and instruments in which the Funds invest, which could have an adverse impact on each Fund's performance. Such transactions, particularly in respect of proprietary accounts or customer accounts other than those included in the Advisers' and their advisory affiliates' asset management activities, will be executed independently of the Funds' transactions and thus at prices or rates that may be more or less favorable. When the Advisers and their advisory affiliates seek to purchase or sell the same assets for their managed accounts, including the Funds, the assets actually purchased or sold may be allocated among the accounts on a basis determined in its good faith discretion of such entitles to be equitable. In some cases, this system may adversely affect the size or the price of the assets purchased or sold for the Funds.

     From time to time, the Funds' activities may be restricted because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for example, when the Advisers, and/or their affiliates, will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which, or in securities of issuers for which, the Advisers and/or their affiliates are performing services or when position limits have been reached.

     In connection with their management of the Funds, the Advisers may have access to certain fundamental analysis and proprietary technical models developed by Goldman Sachs and other affiliates. The Advisers will not be under any obligation, however, to effect transactions on behalf of the Funds in accordance with such analysis and models. In addition, neither Goldman Sachs nor any of its affiliates will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Funds and it is not anticipated that the Advisers will have access to such information for the purpose of managing the Funds. The proprietary activities or portfolio strategies of Goldman Sachs and its affiliates or the activities or strategies used for accounts managed by them or other customer accounts could conflict with the transactions and strategies employed by the Advisers in managing the Funds.

     The results of each Fund's investment activities may differ significantly from the results achieved by the Advisers and their affiliates for their proprietary accounts or accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that Goldman Sachs and its affiliates and such other accounts will achieve investment results which are substantially more or less favorable than the results achieved by a Fund. Moreover, it is possible that a Fund will sustain losses during periods in which Goldman Sachs and its affiliates achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible.

     An investment policy committee which may include partners of Goldman Sachs and its affiliates may develop general policies regarding a Fund's activities, but will not be involved in the day-to-day management of such Fund. In such instances, those individuals may, as a result, obtain information regarding the Fund's proposed investment activities which is not generally available to the public. In addition, by virtue of their affiliation with Goldman Sachs, any such member of an investment policy committee will have direct or indirect interests in the activities of Goldman Sachs and its affiliates in securities, currencies and investments similar to those in which the Fund invests.

     In addition, certain principals and certain of the employees of the Advisers are also principals or employees of Goldman Sachs or their affiliated entities. As a result, the performance by these principals and employees of their obligations to such other entities may be a consideration of which investors in the Funds should be aware.

     The Advisers may enter into transactions and invest in instruments and, in the case of Global Income, High Yield and Core Funds, currencies on behalf of the applicable Funds in which customers of Goldman Sachs serve as the counterparty, principal or issuer. In such cases, such party's interests in the transaction will be adverse to the interests of the Funds, and such party may have no incentive to assure that the Funds obtain the best possible prices or terms in connection with the transactions. Goldman Sachs and its affiliates may also create, write or issue derivative instruments for customers of Goldman Sachs or its affiliates, the underlying securities currencies or instruments of which may be those in which the Funds invest or which may be based on the performance of a Fund. The Funds may, subject to applicable law, purchase investments which are the subject of an underwriting or other distribution by Goldman Sachs or its affiliates and may also enter into transactions with other clients of Goldman Sachs or its affiliates where such other clients have interests adverse to those of the Funds. At times, these activities may cause departments of the Firm to give advice to clients that may cause these clients to take actions adverse to the interest of the client. To the extent affiliated transactions are permitted, the Funds will deal with Goldman Sachs and its affiliates on an arm's-length basis.

     Each Fund will be required to establish business relationships with its counterparties based on the Fund's own credit standing. Neither Goldman Sachs nor its affiliates will have any obligation to allow their credit to be used in connection with a Fund's establishment of its business relationships, nor is it expected that a Fund's counterparties will rely on the credit of Goldman Sachs or any of its affiliates in evaluating the Fund's creditworthiness.

     From time to time, Goldman Sachs or any of its affiliates may, but is not required to, purchase and hold shares of a Fund in order to increase the assets of the Fund. Increasing a Fund's assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce a Fund's expense ratio. Goldman Sachs reserves the right to redeem at any time some or all of the shares of a Fund acquired for its own account. A large redemption of shares of a Fund by Goldman Sachs could significantly reduce the asset size of the Fund, which might have an adverse effect on a Fund's investment flexibility, portfolio diversification and expense ratio. Goldman Sachs will consider the effect of redemptions on a Fund and other shareholders in deciding whether to redeem its shares.

DISTRIBUTOR AND TRANSFER AGENT
------------------------------

     Goldman Sachs serves as the exclusive distributor of shares of the Funds pursuant to a "best efforts" arrangement as provided by a distribution agreement with the Trust. Pursuant to the distribution agreement, after the Funds' Prospectuses and periodic reports have been prepared, set in type and mailed to shareholders, Goldman Sachs will pay for the printing and distribution of copies thereof used in connection with the offering to prospective investors. Goldman Sachs will also pay for other supplementary sales literature and advertising costs. Goldman Sachs has entered into sales agreements with certain investment dealers and financial service firms (the "Authorized Dealers") to solicit subscriptions for Class A, Class B and Class C Shares of each of the Funds that offer such classes of shares. Goldman Sachs receives a portion of the sales load imposed on the sale, in the case of Class A Shares, or redemption in the case of Class B and Class C Shares, of such Fund shares. No Class B Shares were outstanding during the fiscal years ended October 31, 1994 and 1995. No Class C Shares were outstanding during the fiscal years ended October 31, 1994, 1995 and 1996. Goldman Sachs retained approximately the following combined commissions on sales of Class A and B shares during the following periods:


                          1996**    1995*      1994
                          -------  --------  --------

Adjustable Rate Fund*     $79,000  $40,000        N/A
Municipal Income Fund     $24,900  $48,000   $ 76,000
Government Income Fund    $17,300  $22,000   $  5,000
Global Income Fund        $52,600  $15,000   $350,000
---------------------

*    Prior to May 15, 1995 Adjustable Rate Fund did not offer Class A Shares.

** Prior to May 1, 1997, the Municipal, Government Income and Global Income Funds did not offer Class B shares.

     Goldman Sachs serves as the Trust's transfer and dividend disbursing agent. Under its transfer agency agreement with the Trust, Goldman Sachs has undertaken with the Trust with respect to each Fund to (i) record the issuance, transfer and redemption of shares, (ii) provide confirmations of purchases and redemptions, and quarterly statements, as well as certain other statements,
(iii) provide certain information to the Trust's custodian and the relevant subcustodian in connection with redemptions, (iv) provide dividend crediting and certain disbursing agent services, (v) maintain shareholder accounts, (vi) provide certain state Blue Sky and other information, (vii) provide shareholders and certain regulatory authorities with tax-related information, (viii) respond to shareholder inquiries, and (ix) render certain other miscellaneous services.

     As compensation for the services rendered to the Trust by Goldman Sachs as transfer and dividend disbursing agent and the assumption by Goldman Sachs of the expenses related thereto, Goldman Sachs received fees for the fiscal years ended October 31, 1996, 1995 and 1994 by each Fund then in existence as follows:

Fund                               1996     1995     1994
----                              -------  -------  -------

Adjustable Rate Fund              278,337  306,662  679,819
Short Duration Government Fund          0        0        0
Short Duration Tax-Free Fund       16,980   26,098   46,887
Core Fund/(1)/                     24,657   13,716    5,637
Global Income Fund                121,212  106,764  132,123
Municipal Income Fund              90,284   63,695   70,811
Government Income Fund             72,237   94,095   57,960
------------------------

/(1)/  Core Fund commenced operations on January 5, 1994.

       The foregoing distribution and transfer agency agreements each provide that Goldman Sachs may render similar services to others so long as the services each provides thereunder to the Funds are not impaired thereby. Each such agreement also provides that the Trust will indemnify Goldman Sachs against certain liabilities.


EXPENSES
--------

     Except as set forth in the Prospectuses under "MANAGEMENT" the Trust, on behalf of each Fund, is responsible for the payment of each Fund's respective expenses. The expenses borne by the outstanding classes of each Fund include, without limitation, the fees payable to the Adviser, the fees and expenses of the Trust's custodian, transfer agent fees, brokerage fees and commissions, filing fees for the registration or qualification of the Trust's shares under federal or state securities laws, expenses of the organization of the Trust, fees and expenses incurred by the Trust in connection with membership in investment company organizations, taxes, interest, costs of liability insurance, fidelity bonds or indemnification, any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against, the Trust for violation of any law, legal, tax and auditing fees and expenses (including the cost of legal and certain accounting services rendered by employees of Goldman Sachs, or its affiliates, with respect to the Trust), expenses of preparing and setting in type Prospectuses, Additional Statements, proxy material, reports and notices and the printing and distributing of the same to the Trust's shareholders and regulatory authorities, fees under any distribution, authorized dealer service, administration or service plans applicable to a particular class, any compensation and expenses of its "non-interested" Trustees and extraordinary expenses, if any, incurred by the Trust. Except for fees under any distribution, authorized dealer service, administration or service plans applicable to a particular class and transfer agency fees, all Fund expenses are borne on a non-class specific basis.

     The Advisers voluntarily have agreed to reduce or otherwise limit certain Other Expenses (excluding management fees, fees payable under administration, distribution, service and authorized dealer service plans, taxes, interest, brokerage fees and litigation, indemnification, transfer agency fees (in the case of Global Income Fund and High Yield Fund) and other extraordinary expenses) to the following percentage of each Fund's average daily net assets:


Short Duration Government Fund          0.05%
Adjustable Rate Fund                    0.05%
Municipal Income Fund                   0.05%
Government Income Fund                  0.00%
Short Duration Tax-Free Fund            0.05%
Core Fund                               0.05%
Global Income Fund                      0.06%
High Yield Fund                         0.01%

          Such reductions or limits are calculated monthly on a cumulative basis. Although the Advisers have no current intention of modifying or discontinuing such expense limitations or the limitations on the management fees, described above under "Management -- Investment Advisers," each may do so in the future at its discretion. For the fiscal year ended October 31, 1996, October 31, 1995 and October 31, 1994, Other Expenses of each Fund were reduced by the Advisers in the following amounts:


                           1996     1995     1994
                          -------  -------  -------

Adjustable Rate Fund      386,863  551,405  442,880
Short Duration
 Government Fund          169,069  219,994  115,389
Short Duration
  Tax-Free Fund           238,097  213,139  192,696
Core Fund*                233,065  176,469  141,815
Municipal Income Fund     238,203  196,265  198,806
Government Income Fund    219,091  242,036  224,285
Global Income Fund**      337,079   70,195        0
----------------------

*    Core Fund commenced operations on January 5, 1994.
** For the fiscal year ended October 31, 1994, there was no expense limitation.

     Fees and expenses of legal counsel, registering shares of each Fund, holding meetings and communicating with shareholders may include an allocable portion of the cost of maintaining an internal legal and compliance department. Each Fund may also bear an allocable portion of the costs incurred by the Advisers in performing certain accounting services not being provided by the Trust's custodian.

CUSTODIAN AND SUB-CUSTODIANS
----------------------------

     State Street Bank and Trust Company ("State Street"), P.O. Box 1713, Boston, Massachusetts 02105, is the custodian of the Trust's portfolio securities and cash. State Street also maintains the Trust's accounting records. State Street may appoint sub-custodians from time to time to hold certain securities purchased by the Trust in foreign countries and to hold cash and currencies for the Trust.

INDEPENDENT PUBLIC ACCOUNTANTS
------------------------------

     Arthur Andersen LLP, independent public accountants, One International Place, Boston, Massachusetts 02110, have been selected as auditors of the Trust. In addition to audit services, Arthur Andersen LLP prepares the Trust's federal and state tax returns, and provides consultation and assistance on accounting, internal control and related matters.


                             PORTFOLIO TRANSACTIONS

     The portfolio transactions for the Funds are generally effected at a net price without a broker's commission (i.e., a dealer is dealing with a Fund as principal and receives compensation equal to the spread between the dealer's cost for a given security and the resale price of such security). In certain foreign countries, debt securities in which the Global Income Fund, Core Fund and High Yield Fund may invest are traded on exchanges at fixed commission rates. In connection with portfolio transactions, the Management Agreement provides that the Advisers shall attempt to obtain the best net price and the most favorable execution. The Management Agreement provides that, on occasions when an Adviser deems the purchase or sale of a security to be in the best interests of a Fund as well as its other customers (including any other fund or other investment company or advisory account for which the Advisers or an affiliate act as investment adviser), a Fund, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for such other customers in order to obtain the best net price and most favorable execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the applicable Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the applicable Fund and such other customers. In some instances, this procedure may adversely affect the size and price of the position obtainable for a Fund. The Management Agreement permits each Adviser, in its discretion, to purchase and sell portfolio securities to and from dealers who provide the Trust with brokerage or research services in which dealers may execute brokerage transactions at a higher cost to the Fund. Brokerage and research services furnished by firms through which the Fund's effect their securities transactions may be used by the Advisers in servicing other accounts and not all of these services may be used by the Adviser in connection with the specific Fund generating the brokerage credits. The fees received under the Management Agreement are not reduced by reason of the Adviser receiving such brokerage and research services. In addition, in selecting brokers and dealers, the Advisers may take into account sales of shares of the Funds and other funds in the Goldman Sachs Group of Funds by such brokers and dealers.

     For the fiscal years ended October 31, 1995 and 1994, the Funds then in existence paid no brokerage commissions.

For the fiscal year ended October 31, 1996, the Funds then in existence paid brokerage commissions as follows:


                                     Total           Total               Brokerage
                                   Brokerage       Amount of            Commissions
                                     Total        Commissions           Transaction           Paid
                                   Brokerage        Paid to              on which          to Brokers
                                  Commissions     Affiliated            Commissions        Providing
                                     Paid           Persons               Paid/3/           Research
                                  ===========  =================  =======================  ==========

Fiscal Year Ended
October 31, 1996:

Adjustable Rate Fund                 $108,000  $108,000(100%)/1/  $2,121,317,579(100%)/2/        $N/A

Short Duration Government Fund         24,000    24,000(100%)/1/     447,205,928(100%)/2/         N/A

Short Duration Tax-Free Fund            1,000     1,000(100%)/1/       8,559,280(100%)/2/         N/A

Core Fixed Income Fund                  4,000     4,000(100%)/1/      43,548,299(100%)/2/         N/A

Government Income Fund                  1,200     1,200(100%)/1/      24,437,288(100%)/2/         N/A

Municipal Income Fund                   2,750     2,750(100%)/1/      51,101,625(100%)/2/         N/A

_______________________________

1  Percentage of total commissions paid.
2 Percentage of total amount of transactions involving the payment of commissions effected through affiliated persons.
3  Refers to Market Value of Futures Contracts.

          During the fiscal year ended October 31, 1996, the Funds acquired and sold securities of their regular broker-dealers: Chase Securities, Inc., Lehman Brothers, Inc., Salomon Brothers, Inc., Merrill Lynch, Robert W. Baird, Daiwa Securities, J.P. Morgan & Co., Inc., Donaldson, Lufkin, Jenrette, Nomura Securities and Morgan Stanley & Co.

          At October 31, 1996, Short Duration Tax-Free Fund, Global Income Fund and Municipal Income Fund held no securities of their regular broker-dealers.
As of the same date, Short Duration Government Fund, Adjustable Rate Fund, Government Income Fund and Core Fund held the following amounts of securities of their regular broker-dealers, as defined in Rule 10b-1 under the 1940 Act, or their parents ($ in thousands): Short Duration Government Fund: Lehman Brothers, Inc. ($370), Nomura Securities ($280) and Bear Stearns ($280); Adjustable Rate Fund: Lehman Brothers, Inc. ($4,531), Bear Stearns ($3,430) and Nomura Securities ($3,430); Government Income Fund: Lehman Brothers, Inc. ($2,774), Nomura Securities (2,774) and Bear Stearns ($2,100); Nomura Securities (2,774); Core Fund: Lehman Brothers, Inc. ($4,808), Nomura Securities ($3,640) and Bear Stearns ($3,640).


                                 SHARES OF THE TRUST


          The Funds were reorganized from series of a Massachusetts business trust as part of Goldman Sachs Trust, a Delaware business trust, by a Declaration of Trust dated January 28, 1997 on April 30, 1997.

          The Act requires that where more than one class or series of shares exists, each class or series must be preferred over all other classes or series in respect of assets specifically allocated to such class or series. The Trustees have authority to classify and reclassify any series of shares into one or more classes of shares. As of the date of this Additional Statement, the Trustees have authorized: (i) the issuance of six classes of shares of Short Duration Government Fund, Short Duration Tax-Free Fund and Core Fund:
Institutional Shares, Administration Shares, Service Shares, Class A Shares, Class B Shares and Class C Shares; (ii) the issuance of four classes of shares of Adjustable Rate Fund: Institutional Shares, Administration Shares, Service Shares and Class A Shares; and (iii) the issuance of five classes of shares of Global Income Fund, Government Income Fund, Municipal Income Fund and High Yield
Fund: Institutional Shares, Service Shares, Class A Shares, Class B Shares and Class C Shares. As of October 31, 1996, no Service Shares of the Adjustable Rate Fund were outstanding; no Class A, Class B or Class C Shares of Short Duration Government Fund, Short Duration Tax-Free Fund and Core Fund were outstanding; no Class C Shares of Government Income Fund and Municipal Income Fund were outstanding; and no shares of High Yield Fund were outstanding.

          Each Institutional Share, Administration Share, Service Share, Class A Share, Class B Share and Class C Share of a Fund represents a proportionate interest in the assets belonging to the applicable class of the Fund. All expenses of a Fund are borne at the same rate by each class of shares, except that fees under Administration and Service Plans are borne exclusively by Administration and Service Shares, fees under Distribution and Authorized Dealer Service Plans are borne exclusively by Class A, Class B or Class C Shares and transfer agency fees are borne at different rates by Class A, Class B or Class C Shares than Institutional, Administration and Service Shares. The Trustees may determine in the future that it is appropriate to allocate other expenses differently between classes of shares and may do so to the extent consistent with the rules of the SEC and positions of the Internal Revenue Service. Each class of shares may have different minimum investment requirements and be entitled to different shareholder services. Currently, shares of a class may only be exchanged for shares of the same or an equivalent class of another fund. See "Exchange Privilege" in the Prospectus.

          Institutional Shares may be purchased at net asset value without a sales charge for accounts in the name of an investor or institution that is not compensated by a Fund for services provided to the institution's customers.

          Administration Shares may be purchased for accounts held in the name of an institution that provides certain account administration services to its customers, including maintenance of account records and processing orders to purchase, redeem and exchange Administration Shares. Administration Shares bear the cost of account administration fees at the annual rate of up to 0.25% of the average daily net assets of such Administration Shares.

          Service Shares may be purchased at net asset value without a sales charge for accounts held in the name of an institution that, directly or indirectly, provides certain account administration and shareholder liaison services to its customers, including maintenance of account records and processing orders to purchase, redeem and exchange Service Shares. Service Shares bear the cost of account administration fees at the annual rate of up to 0.50% of the average daily net assets of the Fund attributable to Service Shares.

          Class A Shares are sold, with an initial sales charge, through brokers and dealers who are members of the National Association of Securities Dealers, Inc. and certain other financial service firms that have sales agreements with Goldman Sachs. Class A Shares of the Funds bear the cost of distribution (Rule 12b-1) fees at the aggregate rate of up to 0.25% of the average daily net assets of such Class A Shares. Class A Shares also bear the cost of an Authorized Dealer Service Plan at an annual rate of up to 0.25% of average daily net assets attributable to Class A Shares.

          Class B Shares of the Funds are sold subject to a contingent deferred sales charge through brokers and dealers who are members of the National Association of Securities Dealers, Inc. and certain other financial services firms that have sales arrangements with Goldman Sachs. Class B shares bear the cost of distribution (Rule 12b-1) fees at the aggregate rate of up to 0.75% of the average daily net assets attributable to Class B shares. Class B shares also bear the cost of an Authorized Dealer Service Plan at an annual rate of up to 0.25% of the average daily net assets attributable to Class B shares.


          Class C Shares of the Funds are sold subject to a contingent deferred sales charge of up to 1.0% through brokers and dealers who are members of the National Association of Securities Dealers Inc. and certain other financial services firms that have sales arrangements with Goldman Sachs. Class C Shares bear the cost of distribution (Rule 12b-1) fees at the aggregate rate of up to 0.75% of the average daily net assets attributable to Class C Shares. Class C Shares also bear the cost of an Authorized Dealer Service Plan at an annual rate of up to 0.25% of the average daily net assets attributable to Class C Shares.


          It is possible that an institution or its affiliate may offer different classes of shares (i.e., Institutional, Administration, Service, Class A, Class B and Class C Shares) to its customers and thus receive different compensation with respect to different classes of shares of each Fund.
Dividends paid by each Fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time on the same day and will be in the same amount, except for differences caused by the fact that the respective account administration, service, authorized dealer service plan and distribution fees relating to a particular class will be borne exclusively by that class. Similarly, the net asset value per share may differ depending upon the class of shares purchased.

          Certain aspects of the shares may be altered, after advance notice to shareholders, if it is deemed necessary in order to satisfy certain tax regulatory requirements.

          When issued, each Fund's shares are fully paid and non-assessable by the Trust. In the event of liquidation of a Fund, shareholders of that Fund are entitled to share pro rata in the net assets of that Fund available for distribution to such shareholders. All shares entitle their holders to one vote per share, are freely transferable and have no preemptive, subscription or conversion rights.

          As of July 15, 1997, the following entities and persons beneficially owned 5% or more of the outstanding shares of the following Funds: Adjustable Rate Fund:
Short Duration Government Fund:
Short Duration Tax-Free Fund:
Government Income Fund:
Core Fund:

          Rule 18f-2 under the Act provides that any matter required to be submitted by the provisions of the Act, applicable state law or otherwise to the holders of the outstanding voting securities of an investment company (such as the Trust) shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class or series affected by such matter. Rule 18f-2 further provides that a class or series shall be deemed to be affected by a matter unless the interests of each class or series in the matter are substantially identical or the matter does not affect any interest of such class or series. However, Rule 18f-2 exempts the selection of independent public accountants, the approval of principal distribution contracts and the election of Trustees from the separate voting requirements of Rule 18f-2.

          The Trust is not required to hold annual meetings of shareholders and does not intend to hold such meetings. In the event that a meeting of shareholders is held, each share of the Trust will be entitled, as determined by the Trustees, either to one vote for each share or to one vote for each dollar of net asset value represented by such shares on all matters presented to shareholders including the election of Trustees (this method of voting being referred to at "dollar based voting"). However, to the extent required by the Act or otherwise determined by the Trustees, series and classes of the Trust will vote separately from each other. Shareholders of the Trust do not have cumulative voting rights in the election of Trustees. Meetings of shareholders of the Trust, or any series or class thereof, may be called by the Trustees, certain officers or upon the written request of holders of 10% or more of the shares entitled to vote at such meetings. The shareholders of the Trust will have voting rights only with respect to the limited number of matters specified in the Declaration of Trust and such other matters as the Trustees may determine or may be required by law.

          The Declaration of Trust provides for indemnification of Trustees, officers and agents of the Trust unless the recipient is adjudicated (i) to be liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office or (ii) not to have acted in good faith in the reasonable belief that such person's actions were in the best interest of the Trust. The Declaration of Trust provides that, if any shareholder or former shareholder of any series is held personally liable solely by reason of being or having been a shareholder and not because of the shareholder's acts or omissions or for some other reason, the shareholder or former shareholder (or heirs, executors, administrators, legal representatives or general successors) shall be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, acting on behalf of any affected series, must, upon request by such shareholder, assume the defense of any claim made against such shareholder for any act or obligation of the series and satisfy any judgment thereon from the assets of the series.

          The Declaration of Trust permits the termination of the Trust or of any series or class of the Trust (i) by a majority of the affected shareholders at a meeting of shareholders of the Trust, series or class; or (ii) by a majority of the Trustees without shareholder approval if the Trustees determine that such action is in the best interest of the Trust or its shareholders. The factors and events that the Trustees may take into account in making such determination include (i) the inability of the Trust or any successor series or class to maintain its assets at an appropriate size; (ii) changes in laws or regulations governing the Trust, series or class or affecting assets of the type in which it invests; or (iii) economic developments or trends having a significant adverse impact on their business or operations.

          The Declaration of Trust authorizes the Trustees without shareholder approval to cause the Trust, or any series thereof, to merge or consolidate with any corporation, association, trust or other organization or sell or exchange all or substantially all of the property belonging to the Trust or any series thereof. In addition, the Trustees, without shareholder approval, may adopt a master-feeder structure by investing all or a portion of the assets of a series of the Trust in the securities of another open-end investment company.

          The Declaration of Trust permits the Trustees to amend the Declaration of Trust without a shareholder vote. However, shareholders of the Trust have the right to vote on any amendment (i) that would affect the voting rights of shareholders; (ii) that is required by law to be approved by shareholders; (iii) that would amend the voting provisions of the Declaration of Trust; or (iv) that the Trustees determine to submit to shareholders.

          The Trustees may appoint separate Trustees with respect to one or more series or classes of the Trust's shares (the "Series Trustees"). Series Trustees may, but are not required to, serve as Trustees of the Trust or any other series or class of the Trust. The Series Trustees have, to the exclusion of any other Trustees of the Delaware Trust, all the powers and authorities of Trustees under the Trust Instrument with respect to any other series or class.

SHAREHOLDER AND TRUSTEE LIABILITY

          Under Delaware law, the shareholders of the Funds are not generally subject to liability for the debts or obligations of the Trust. Similarly, Delaware law provides that a series of the Trust will not be liable for the debts or obligations of any other series of the Trust. However, no similar statutory or other authority limiting business trust shareholder liability exists in other states. As a result, to the extent that a Delaware business trust or a shareholder is subject to the jurisdiction of courts of such other states, the courts may not apply Delaware law and may thereby subject the Delaware business trust shareholders to liability. To guard against this risk, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of a Fund. Notice of such disclaimer will normally be given in each agreement, obligation or instrument entered into or executed by a series or the Trustees. The Declaration of Trust provides for indemnification by the relevant Fund for all loss suffered by a shareholder as a result of a obligation of the series. The Declaration of Trust also provides that a series shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the series and satisfy any judgment thereon. In view of the above, the risk of personal liability of shareholders is remote.

          In addition to the requirement under Delaware law, the Declaration of Trust provides that shareholders of a series may bring a derivative action on behalf of the series only if the following conditions are met: (a) shareholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstanding shares of the series, or 10% of the outstanding shares of the series or class to which such action relates, shall join in the request for the Trustees to commence such action; and (b) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of other advisers in considering the merits of the request and shall require an undertaking by the shareholders making such request to reimburse the Fund for the expense of any such advisers in the event that the Trustees determine not to bring such action.

          The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against liability to which he or she would otherwise be subject by reason or willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

                                NET ASSET VALUE

          Under the Act, the Trustees of the Trust are responsible for determining in good faith the fair value of securities of the Funds. In accordance with procedures adopted by the Trustees of the Trust, the net asset value per share of each class of each Fund is calculated by determining the value of the net assets attributable to each class of that Fund (assets, including securities at value, minus liabilities) and dividing by the number of outstanding shares of that class. All securities are valued as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time) on each Business Day (as defined in each Fund's Prospectus).

          For the purpose of calculating the net asset value of the Funds, investments are valued under valuation procedures established by the Trustees. Portfolio securities, other than money market instruments and with the exception of Global Income Fund, for which accurate market quotations are readily available are valued as follows: (a) via electronic feeds to the custodian bank containing dealer-supplied bid quotations or bid quotations from a nationally recognized pricing service; (b) securities for which the custodian bank is unable to obtain an external price or with respect to which the Adviser believes an external price does not reflect accurate market values, will be valued by the Adviser in good faith based on valuation models that take into account daily spread and yield changes on U.S. Treasury securities (i.e., matrix pricing); (c) overnight repurchase agreements will be valued by the Adviser at cost; (d) term repurchase agreements (i.e., those whose maturity exceeds seven days) and interest rate swaps, caps, collars and floors will be valued at the average of the bid quotations obtained daily from at least two dealers or, for term repurchase agreements, recognized counterparties; (e) debt securities with a remaining maturity of 60 days or less are valued by the Adviser at amortized cost, which the Trustees have determined to approximate fair value; (f) spot and forward foreign currency exchange contracts will be valued using a pricing service such as Reuters then calculating then mean between the last bid and asked quotations supplied by certain independent dealers in such contracts; (g) exchange-traded options and futures contracts will be valued by the custodian bank at the last sale price on the exchange where such contracts and options are principally traded; and (h) over-the-counter options will be valued by an independent unaffiliated broker identified by the portfolio manager/trader and contacted by the custodian bank.

          Portfolio securities of the Global Income Fund for which accurate market quotations are available are valued as follows: (a) securities listed on any U.S. or foreign stock exchange or on the National Association of Securities Dealers Automated Quotations System ("NASDAQ") will be valued at the last sale price on the exchange or system in which they are principally traded, on the valuation date. If there is no sale on the valuation day, securities traded principally: (i) on a U.S. exchange or NASDAQ will be valued at the mean between the closing bid and asked prices, and (ii) on a foreign exchange will be valued at the official bid price. The last sale price and official bid price for securities traded principally on a foreign exchange will be determined as of the close of the London Foreign Exchange; (b) over-the-counter securities not quoted on NASDAQ will be valued at the last sale price on the valuation day or, if no sale occurs, at the mean between the last bid and asked prices; (c) options and futures contracts will be valued at the last sale price in the market where such contract is principally traded; and (d) forward foreign currency exchange contracts will be valued at the mean between the last bid and asked quotations supplied by a dealer in such contracts.

          All other securities, including those for which a pricing service supplies no exchange quotation or a quotation that is believed by the portfolio manager/trader to be inaccurate; will be valued at fair value as stated in the valuation procedures which were approved by the Board of Trustees.

          Money market instruments held by a Fund with a remaining maturity of sixty days or less will be valued by the amortized cost method, which the Trustees have determined approximates market value.

          The value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at current exchange rates of such currencies against U.S. dollars last quoted by any major bank. If such quotations are not available, the rate of exchange will be determined in good faith by or under procedures established by the Board of Trustees.

          Generally, trading in foreign securities is substantially completed each day at various times prior to the time the Global Income, Core and High Yield Funds calculate their net asset value. Occasionally, events affecting the values of such securities may occur between the times at which they are determined and the calculation of net asset value which will not be reflected in the computation of the Fund's net asset value unless the Trustees deem that such event would materially affect the net asset value, in which case an adjustment may be made.


                                 TAXATION

          The following is a summary of the principal U.S. federal income, and certain state and local, tax considerations regarding the purchase, ownership and disposition of shares in the Funds. This summary does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies and financial institutions. Each prospective shareholder is urged to consult his own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in the Funds. This summary is based on the laws in effect on the date of this Additional Statement, which are subject to change.

GENERAL
-------

          Each series of the Trust, including each Fund, is a separate taxable entity. Each Fund has qualified and elected or intends to qualify and elect to be treated and intends to continue to qualify for each taxable year as a regulated investment company under Subchapter M of the Code.

          Qualification as a regulated investment company under the Code requires, among other things, that (a) a Fund derive at least 90% of its gross income (including tax-exempt interest) for its taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stocks or securities, or foreign currencies or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% gross income test"); (b) a Fund derive less than 30% of its gross income for its taxable year from the sale or other disposition of any of the following which was held for less than three months: (i) stock or securities,

(ii) options, futures or forward contracts (other than options, futures or forward contracts on foreign currencies) and (iii) foreign currencies and foreign currency options, futures and forward contracts that are not directly related to the Fund's principal business of investing in stocks or securities or options and futures with respect to stocks or securities (the "short-short test"); and (c) a Fund diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the market value of its total (gross) assets is comprised of cash, cash items, United States Government Securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total (gross) assets is invested in the securities of any one issuer (other than United States Government Securities and securities of other regulated investment companies) or two or more issuers controlled by a Fund and engaged in the same, similar or related trades or businesses. Gains from the sale or other disposition of foreign currencies (or options, futures or forward contracts on foreign currencies) that are not directly related to Core Fund's or Global Income Fund's principal business of investing in stock or securities or options and futures with respect to stock or securities will be treated as gains from the sale of investments held for less than three months under the short-short test (even though characterized as ordinary income for some purposes) if such currencies or instruments were held for less than three months. In addition, future Treasury regulations could provide that qualifying income under the 90% gross income test will not include gains from foreign currency transactions that are not directly related to Core Fund's or Global Income Fund's principal business of investing in stock or securities or options and futures with respect to stock or securities. Using foreign currency positions or entering into foreign currency options, futures and forward contracts for purposes other than hedging currency risk with respect to securities in Core Fund's or Global Income Fund's portfolio or anticipated to be acquired may not qualify as "directly related" under these tests.

          As a regulated investment company, a Fund will not be subject to U.S. federal income tax on the portion of its income and capital gains that it distributes to its shareholders in any taxable year for which it distributes, in compliance with the Code's timing and other requirements, at least 90% of its "investment company taxable income" (which includes dividends, taxable interest, taxable original issue discount income, market discount income, income from securities lending, net short-term capital gain in excess of net long-term capital loss, certain net realized foreign exchange gains, and any other taxable income other than "net capital gain" as defined below and is reduced by deductible expenses) and at least 90% of the excess of its gross tax-exempt interest income over certain disallowed deductions ("net tax-exempt interest"). A Fund may retain for investment its "net capital gain" (which consists of the excess of its net long-term capital gain over its net short-term capital loss). However, if a Fund retains any investment company taxable income or net capital gain, it will be subject to tax at regular corporate rates on the amount retained. If a Fund retains any net capital gain, that Fund may designate the retained amount as undistributed net capital gain in a notice to its shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by that Fund against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to 65% of the amount of undistributed net capital gain included in the shareholder's gross income. Each Fund intends to distribute for each taxable year to its shareholders all or substantially all of its investment company taxable income (if any), net capital gain and any net tax-exempt interest. Exchange control or other foreign laws, regulations or practices may restrict repatriation of investment income, capital or the proceeds of securities sales by foreign investors such as Global Income Fund or Core Fund and may therefore make it more difficult for Global Income Fund or Core Fund to satisfy the distribution requirements described above, as well as the excise tax distribution requirements described below. However, Global Income Fund and Core Fund generally expect to be able to obtain sufficient cash to satisfy such requirements from new investors, the sale of securities or other sources. If for any taxable year a Fund does not qualify as a regulated investment company, it will be taxed on all of its investment company taxable income and net capital gain at corporate rates, its net tax-exempt interest (if any) may be subject to the alternative minimum tax, and its distributions to shareholders will be taxable as ordinary dividends to the extent of its current and accumulated earnings and profits.

          For federal income tax purposes, each Fund is permitted to carry forward a net capital loss in any year to offset its own capital gains, if any, during the eight years following the year of the loss. At October 31, 1996, the Funds had approximately the following amounts of capital loss carry forwards:

                           Years of
                            Amount     Expiration
                          -----------  ----------

Adjustable Rate Fund      $47,923,000   2000-2003
Short Duration
 Government Fund          $13,272,000   2002-2003
Short Duration
 Tax-Free Fund            $ 4,271,000   2002-2003
Core Fixed Income Fund    $    77,000        2004
Global Income Fund        $ 4,472,000        2002
Municipal Income Fund     $ 1,535,000        2002

     These amounts are available to be carried forward to offset future capital gains to the extent permitted by the Code and applicable tax regulations.

     In order to avoid a 4% federal excise tax, each Fund must distribute or be deemed to have distributed by December 31 of each calendar year at least 98% of its taxable ordinary income for such year, at least 98% of the excess of its capital gains over its capital losses (generally computed on the basis of the one-year period ending on October 31 of such year) and 100% of any taxable ordinary income and the excess of capital gains over capital losses for the prior year that were not distributed during such year and on which the Fund did not pay federal income tax. The Funds anticipate that they will generally make timely distributions of income and capital gains in compliance with these requirements so that they will generally not be required to pay the excise tax.

     For federal income tax purposes, dividends declared by a Fund in October, November or December as of a record date in such a month which are actually paid in January of the following year will be treated as if they were received by shareholders on December 31 of the year declared.

     The Tax Exempt Funds may purchase Municipal Securities together with the right to resell the securities to the seller at an agreed-upon price or yield within a specified period prior to the maturity date of the securities. Such a right to resell is commonly known as a "put" and is also referred to as a "standby commitment." The Tax Exempt Funds may pay for a standby commitment either separately, in cash, or in the form of a higher price for the securities which are acquired subject to the standby commitment, thus increasing the cost of securities and reducing the yield otherwise available. Additionally, the Tax Exempt Funds may purchase beneficial interests in Municipal Securities held by trusts, custodial arrangements or partnerships and/or combined with third-party puts and other types of features such as interest rate swaps; those investments may require the Fund to pay "tender fees" or other fees for the various features provided.

     The Internal Revenue Service (the "Service") has issued a revenue ruling to the effect that, under specified circumstances, a registered investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. The Service has also issued private letter rulings to certain taxpayers (which do not serve as precedent for other taxpayers) to the effect that tax-exempt interest received by a regulated investment company with respect to such obligations will be tax-exempt in the hands of the company and may be distributed to its shareholders as exempt-interest dividends. The Service has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. Each of the Tax Exempt Funds intends to take the position that it is the owner of any municipal obligations acquired subject to a standby commitment or other third party put and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the Service will agree with such position in any particular case. Additionally, the federal income tax treatment of certain other aspects of these investments, including the treatment of tender fees paid by these Funds, in relation to various regulated investment company tax provisions is unclear. However, the Adviser intends to manage the Tax Exempt Funds' portfolios in a manner designed to minimize any adverse impact from the tax rules applicable to these investments.

     Gains and losses on the sale, lapse, or other termination of options and futures contracts, options thereon and certain forward contracts (except certain foreign currency options, forward contracts and futures contracts) will generally be treated as capital gain and losses. Certain of the futures contracts, forward contracts and options held by a Fund will be required to be "marked-to-market" for federal income tax purposes, that is, treated as having been sold at their fair market value on the last day of the Fund's taxable year. These provisions may require a Fund to recognize income or gains without a concurrent receipt of cash. Any gain or loss recognized on actual or deemed sales of these futures contracts, forward contracts or options will (except for certain foreign currency options, forward contracts, and futures contracts) be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. As a result of certain hedging transactions entered into by a Fund, that Fund may be required to defer the recognition of losses on futures or forward contracts and options or underlying securities or foreign currencies to the extent of any unrecognized gains on related positions held by the Fund and the characterization of gains or losses as long-term or short-term may be changed. The short-short test described above may limit each Fund's ability to use options, futures and forward transactions as well as its ability to engage in short sales. The tax provisions described above applicable to options, futures and forward contracts may affect the amount, timing, and character of a Fund's distributions to shareholders. Certain tax elections may be available to the Funds to mitigate some of the unfavorable consequences described in this paragraph.

     Section 988 of the Code contains special tax rules applicable to certain foreign currency transactions and instruments that may affect the amount, timing and character of income, gain or loss recognized by Core Fund and Global Income Fund. Under these rules, foreign exchange gain or loss realized by Core Fund or Global Income Fund with respect to foreign currencies and certain futures and options thereon, foreign currency-denominated debt instruments, foreign currency forward contracts, and foreign currency-denominated payables and receivables will generally be treated as ordinary income or loss, although in some cases elections may be available that would alter this treatment. If a net foreign exchange loss treated as ordinary loss under Section 988 of the Code were to exceed a Fund's investment company taxable income

(computed without regard to such loss) for a taxable year, the resulting loss would not be deductible by the Fund or its shareholders in future years. Net loss, if any, from certain foreign currency transactions or instruments could exceed net investment income otherwise calculated for accounting purposes with the result being either no dividends being paid or a portion of Core Fund's, High Yield Fund's or Global Income Fund's dividends being treated as a return of capital for tax purposes, nontaxable to the extent of a shareholder's tax basis in his shares and, once such basis is exhausted, generally giving rise to capital gains.

     Core and Global Income, and High Yield Funds may be subject to foreign taxes on income (possibly including, in some cases, capital gains) from foreign securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. Because more than 50% of Global Income Fund's total assets at the close of any taxable year will generally consist of stock or securities of foreign corporations, Global Income Fund will generally qualify to file an election with the Internal Revenue Service pursuant to which shareholders of Global Income Fund would be required to (i) include in ordinary gross income (in addition to taxable dividends actually received) their pro rata shares of foreign income taxes paid by Global Income Fund that are treated as income taxes under U.S. tax regulations (which excludes, for example, stamp taxes, securities transaction taxes, and similar taxes) even though not actually received by such shareholders, and (ii) treat such respective pro rata portions as foreign income taxes paid by them. Global Income Fund may or may not make this election for any particular taxable year. Core Fund will not satisfy the 50% requirement described above and, therefore, will not make this election. Core Fund and, if it does not make the election, Global Income Fund will, however, be entitled to deduct such taxes in computing the amounts they are required to distribute.

     If Global Income Fund makes this election, its shareholders may then deduct such pro rata portions of qualified foreign taxes in computing their taxable incomes, or, alternatively, use them as foreign tax credits, subject to applicable limitations, against their U.S. federal income taxes. Shareholders who do not itemize deductions for federal income tax purposes will not, however, be able to deduct their pro rata portion of qualified foreign taxes paid by Global Income Fund, although such shareholders will be required to include their shares of such taxes in gross income if Global Income Fund makes the election referred to above.

     If a shareholder chooses to take a credit for the foreign taxes deemed paid by such shareholder as a result of any such election by Global Income Fund, the amount of the credit that may be claimed in any year may not exceed the same proportion of the U.S. tax against which such credit is taken which the shareholder's taxable income from foreign sources (but not in excess of the shareholder's entire taxable income) bears to his entire taxable income. For this purpose, distributions from long-term and short-term capital gains or foreign currency gains by Global Income Fund will generally not be treated as income from foreign sources. This foreign tax credit limitation may also be applied separately to certain specific categories of foreign-source income and the related foreign taxes. As a result of these rules, which have different effects depending upon each shareholder's particular tax situation, certain shareholders of Global Income Fund may not be able to claim a credit for the full amount of their proportionate shares of the foreign taxes paid by the Fund.

     Shareholders who are not liable for U.S. federal income taxes, including tax-exempt shareholders, will ordinarily not benefit from this election. Each year, if any, that Global Income Fund files the election described above, its shareholders will be notified of the amount of (i) each shareholder's pro rata share of qualified foreign income taxes paid by Global Income Fund and (ii) the portion of Fund dividends which represents income from each foreign country.

     If Core, or Global Income or High Yield Funds acquire stock (including, under proposed regulations, an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies") Core, Global Income or High Yield Funds could be subject to federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of such stock in such companies, even if all income or gain actually received by Core, Global Income or High Yield Funds is timely distributed to its shareholders. Core, Global Income or High Yield Funds would not be able to pass through to their shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election would require Core, Global Income or High Yield Funds to recognize taxable income or gain without the concurrent receipt of cash. Core, Global Income or High Yield Funds may limit and/or manage their holdings in passive foreign investment companies to minimize its tax liability or maximize its return from these investments.

     A Fund's investment in zero coupon securities, deferred interest securities, capital appreciation bonds or other securities bearing original issue discount or, if a Fund elects to include market discount in income currently, market discount, as well as any "mark-to-market" gain from certain options, futures or forward contracts, as described above, will generally cause it to realize income or gain prior to the receipt of cash payments with respect to these securities or contracts. In order to obtain cash to enable it to distribute this income or gain, maintain its qualification as a regulated investment company and avoid federal income or excise taxes, a Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold.

     The federal income tax rules applicable to mortgage dollar rolls and interest rate and currency swaps, floors, caps and collars are unclear in certain respects, and a Fund may also be required to account for these instruments under tax rules in a manner that, under certain circumstances, may limit its transactions in these instruments.

TAXABLE U.S. SHAREHOLDERS -- DISTRIBUTIONS

     TAX EXEMPT FUNDS. Each Tax Exempt Fund expects to qualify to pay "exempt-interest dividends," as defined in the Code. To qualify to pay exempt-interest dividends, the applicable Fund must, at the close of each quarter of its taxable year, have at least 50% of the value of its total assets invested in Municipal Securities whose interest is excluded from gross income under Section 103(a) of the Code. In purchasing Municipal Securities, each Tax Exempt Fund intends to rely on opinions of nationally recognized bond counsel for each issue as to the excludability of interest on such obligations from gross income for federal income tax purposes. A Tax Exempt Fund will not undertake independent investigations concerning the tax-exempt status of such obligations, nor does it guarantee or represent that bond counsels' opinions are correct. Bond counsels' opinions will generally be based in part upon covenants by the issuers and related parties regarding continuing compliance with federal tax requirements. Tax laws not only limit the purposes for which tax-exempt bonds may be issued and the supply of such bonds, but also contain numerous and complex requirements that must be satisfied on a continuing basis in order for bonds to be and remain tax-exempt. If the issuer of a bond or a user of a bond-financed facility fails to comply with such requirements at any time, interest on the bond could become taxable, retroactive to the date the obligation was issued. In that event, a portion of a Tax Exempt Fund's distributions attributable to interest the Fund received on such bond for the current year and for prior years could be characterized or recharacterized as taxable income. The availability of tax-exempt obligations and the value of a Tax Exempt Fund's portfolio may be affected by restrictive federal income tax legislation enacted in recent years or by similar, future legislation. If a Tax Exempt Fund satisfies the applicable requirements, dividends paid by the Fund which are attributable to tax exempt interest on Municipal Securities and designated by the Fund as exempt-interest dividends in a written notice mailed to its shareholders within sixty days after the close of its taxable year may be treated by shareholders as items of interest excludable from their gross income under Section 103(a) of the Code. Exempt-interest dividends a Tax Exempt Fund receives from other regulated investment companies, including exempt-interest dividends on auction rate preferred securities of such companies held by a Fund, are treated as interest on Municipal Securities and may be distributed by a Tax Exempt Fund as exempt-interest dividends. The recipient of tax-exempt income is required to report such income on his federal income tax return. However, a shareholder is advised to consult his tax adviser with respect to whether exempt-interest dividends retain the exclusion under Section 103(a) if such shareholder would be treated as a

"substantial user" under Section 147(a)(1) with respect to some or all of the tax-exempt obligations held by a Tax Exempt Fund. The Code provides that interest on indebtedness incurred or continued to purchase or carry shares of a Tax Exempt Fund is not deductible to the extent attributable to exempt-interest dividends.

     Although all or a substantial portion of the dividends paid by a Tax Exempt Fund may be excluded by shareholders of such Fund from their gross income for federal income tax purposes, each Tax Exempt Fund may purchase specified private activity bonds, the interest from which (including a Fund's distributions attributable to such interest) may be a preference item for purposes of the federal alternative minimum tax (both individual and corporate). All exempt-interest dividends from a Tax Exempt Fund, whether or not attributable to private activity bond interest, may increase a corporate shareholder's liability, if any, for corporate alternative minimum tax, and will be taken into account in determining the extent to which a shareholder's Social Security or certain railroad retirement benefits are taxable.

     ALL FUNDS. Distributions from investment company taxable income, as defined above, are taxable to shareholders who are subject to tax as ordinary income whether paid in cash or reinvested in additional shares. Taxable distributions include distributions from any Fund, including Short Duration Tax-Free Fund and Municipal Income Fund, that are attributable to (i) taxable income, including but not limited to dividends, taxable bond interest, recognized market discount income, original issue discount income accrued with respect to taxable bonds, income from repurchase agreements, income from securities lending, income from dollar rolls, income from interest rate or currency swaps, caps, floors and collars, and a portion of the discount from certain stripped tax-exempt obligations or their coupons or (ii) capital gains from the sale of securities or other investments (including from the disposition of rights to when-issued securities prior to issuance) or from options, futures or certain forward contracts. Any portion of such taxable distributions that is attributable to a Fund's net capital gain, as defined above, may be designated by the Fund as a "capital gain dividend," taxable to shareholders as long-term capital gain whether received in cash or additional shares and regardless of the length of time their shares of a Fund have been held.

     It is expected that distributions made by the Funds will ordinarily not qualify for the dividends-received deduction for corporations because qualifying distributions may be made only from a Fund's dividend income that it receives from stock in U.S. domestic corporations. The Funds do not intend to purchase stock of domestic corporations other than in limited instances, including investments in investment companies, distributions from which may in rare cases qualify as dividends for this purpose. The dividends-received deduction, if available, is reduced to the extent the shares with respect to which the dividends are received are treated as debt-financed under the federal income tax law and is eliminated if the shares are deemed to have been held for less than a minimum period, generally 46 days. Receipt of certain distributions qualifying for the deduction may result in reduction of the tax basis of the corporate shareholder's shares and may give rise to or increase its liability for federal corporate alternative minimum tax.

     Distributions in excess of a Fund's current and accumulated earnings and profits, as computed for federal income tax purposes,

will first reduce a shareholder's basis in his shares and, after the shareholder's basis is reduced to zero, will generally constitute capital gains to a shareholder who holds his shares as capital assets. Amounts that are not allowable as a deduction in computing taxable income, including expenses associated with earning tax-exempt interest income, do not reduce a Fund's current earnings and profits for these purposes. Consequently, the portion, if any, of Short Duration Tax-Free Fund's or Municipal Income Fund's distributions from gross tax-exempt interest income that exceeds its net tax-exempt interest would be taxable as ordinary income to the extent of such disallowed deductions even though such excess portion may represent an economic return of capital.

     Shareholders receiving a distribution in the form of newly issued shares will be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of cash that they would have received had they elected to receive cash and will have a cost basis in the shares received equal to such amount.

TAXABLE U.S. SHAREHOLDERS -- SALE OF SHARES

     When a shareholder's shares are sold, redeemed or otherwise disposed of in a transaction that is treated as a sale for tax purposes, the shareholder will generally recognize gain or loss equal to the difference between the shareholder's adjusted tax basis in the shares and the cash, or fair market value of any property, received. Assuming the shareholder holds the shares as a capital asset at the time of such sale, such gain or loss should be capital in character, and long-term if the shareholder has a tax holding period for the shares of more than one year, otherwise short-term, subject to the rules described below. Shareholders should consult their own tax advisers with reference to their particular circumstances to determine whether a redemption (including an exchange) or other disposition of Fund Shares is properly treated as a sale for tax purposes, as is assumed in this discussion. All or a portion of a sales charge paid in purchasing Class A shares of Adjustable Rate Fund or Global Income Fund cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent shares of that Fund or another fund are subsequently acquired without payment of a sales charge pursuant to the reinvestment or exchange privilege. Any disregarded portion of such charge will result in an increase in the shareholder's tax basis in the shares subsequently acquired. If a shareholder received a capital gain dividend with respect to shares and such shares have a tax holding period of six months or less at the time of the sale or redemption, then any loss the shareholder realizes on the sale or redemption will be treated as a long-term capital loss to the extent of such capital gain dividend. Also, any losses realized by shareholders who dispose of shares of Short Duration Tax-Free or Municipal Income Funds with a tax holding period of six months or less are disallowed to the extent of any exempt-interest dividends received with respect to such shares. Additionally, any loss realized on a sale or redemption of shares of a Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of the same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

     After the close of each calendar year, each of Short Duration Tax-Free Fund and Municipal Income Fund will inform shareholders of the federal income tax status of its dividends and distributions for such year, including the portion of such dividends that qualifies as tax-exempt and the portion, if any, that should be treated as a tax preference item for purposes of the federal alternative minimum tax. Shareholders who have not held shares of Short Duration Tax-Free Fund or Municipal Income Fund for such Fund's full taxable year may have designated as tax-exempt or as a tax preference item a percentage of distributions which is not equal to the actual amount of tax-exempt income or tax preference item income earned by Short Duration Tax-Free Fund or Municipal Income Fund during the period of their investment in Short Duration Tax-Free Fund or Municipal Income Fund, as the case may be.

     All distributions, whether received in shares or in cash, as well as redemptions and exchanges, must be reported by each shareholder who is required to file a U.S. Federal income tax return.

     Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions, and certain prohibited transactions is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

BACKUP WITHHOLDING

     Each Fund will be required to report to the Service all taxable distributions, as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt recipients, i.e., corporations and certain other investors distributions to which are exempt from the information reporting provisions of the Code. Under the backup withholding provisions of Code Section 3406 and applicable Treasury regulations, all such reportable distributions and proceeds may be subject to backup withholding of federal income tax at the rate of

31% in the case of non-exempt shareholders who fail to furnish the Funds with their correct taxpayer identification number and with certain required certifications or if the Service or a broker notifies the Funds that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income. However, any taxable distributions from Short Duration Tax-Free Fund or Municipal Income Fund will not be subject to backup withholding if the applicable Fund reasonably estimates that at least 95% of its distributions will be exempt-interest dividends. A Fund may refuse to accept an application that does not contain any required taxpayer identification number or certification that the number provided is correct. If the backup withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability. Investors should consult their tax advisers about the applicability of the backup withholding provisions.

NON-U.S. SHAREHOLDERS

     The foregoing discussion relates solely to U.S. federal income tax law as it applies to "U.S. persons" (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates) subject to tax under such law. Dividends from investment company taxable income distributed by a Fund to a shareholder who is not a U.S. person will be subject to U.S. withholding tax at the rate of 30% (or a lower rate provided by an applicable tax treaty) unless the dividends are effectively connected with a U.S. trade or business of the shareholder, in which case the dividends will be subject to tax on a net income basis at the graduated rates applicable to U.S. individuals or domestic corporations. Distributions of net capital gain, including amounts retained by a Fund which are designated as undistributed capital gains, to a shareholder who is not a U.S. person will not be subject to U.S. federal income or withholding tax unless the distributions are effectively connected with the shareholder's trade or business in the United States or, in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the United States for 183 days or more during the taxable year and certain other conditions are met. Non-U.S. shareholders may also be subject to U.S. withholding tax on deemed income resulting from any election by Global Income Fund to treat qualified foreign taxes it pays as passed through to shareholders (as described above), but they may not be able to claim a U.S. tax credit or deduction with respect to such taxes.

     Any capital gain realized by a shareholder who is not a U.S. person upon a sale or redemption of shares of a Fund will not be subject to U.S. federal income or withholding tax unless the gain is effectively connected with the shareholder's trade or business in the United States, or in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the

United States for 183 days or more during the taxable year and certain other conditions are met.

     Non-U.S. persons who fail to furnish a Fund with an IRS Form W-8 or acceptable substitute may be subject to backup withholding at the rate of 31% on capital gain dividends and the proceeds of redemptions and exchanges. Each shareholder who is not a U.S. person should consult his or her tax adviser regarding the U.S. and non-U.S. tax consequences of ownership of shares of and receipt of distributions from a Fund.

STATE AND LOCAL TAXES

     A Fund may be subject to state or local taxes in certain jurisdictions in which the Fund may be deemed to be doing business. In addition, in those states or localities which have income tax laws, the treatment of a Fund and its shareholders under such laws may differ from their treatment under federal income tax laws, and investment in a Fund may have tax consequences for shareholders different from those of a direct investment in such Fund's portfolio securities. Shareholders should consult their own tax advisers concerning these matters.


                                 PERFORMANCE INFORMATION

     Each Fund may from time to time quote or otherwise use yield and total return information in advertisements, shareholder reports or sales literature. Thirty-day yield and average annual total return values are computed pursuant to formulas specified by the SEC. Each Fund may also from time to time quote distribution rates in reports to shareholders and in sales literature.

     Thirty-day yield is derived by dividing net investment income per share earned during the period by the maximum public offering price per share on the last day of such period. Yield is then annualized by assuming that yield is realized each month for twelve months and is reinvested every six months. Net investment income per share is equal to the dividends and interest earned during the period, reduced by accrued expenses for the period. The calculation of net investment income for these purposes may differ from the net investment income determined for accounting purposes.

     Tax equivalent yield represents the yield an investor would have to earn to equal, after taxes, a Tax Exempt Fund's tax-free yield. Tax equivalent yield is calculated by dividing a Tax Exempt Fund's tax-exempt yield by one minus a stated federal and/or state tax rate.

     Distribution rate for a specified period is calculated by annualizing distributions of net investment income for such period and dividing this amount by the net asset value per share on the last day of the period.

     Average annual total return for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class (i.e., net asset value in the case of each class other than Class A) at the beginning of the period, and then calculating the annual compounded rate of return which would produce that amount, assuming a redemption (and in the case of Class B and Class C Shares payment of any contingent deferred sales charge) at the end of the period. This calculation assumes a complete redemption of the investment. It also assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period.

     Year-by-year total return and cumulative total return for a specified period are each derived by calculating the percentage rate required to make a $1,000 investment (made at the maximum public offering price per share with all distributions reinvested) at the beginning of such period equal to the actual total value of such investment at the end of such period.

     The following table presents thirty-day yield, tax equivalent yield (Short Duration Tax-Free and Municipal Income Funds only), distribution rate and average annual total return (capital plus reinvestment of all distributions) for each class of shares outstanding for the periods indicated.


     Thirty-day yield, tax equivalent yield (Short Duration Tax-Free and Municipal Income Funds only), distribution rate and average annual total return are calculated separately for each class of shares in existence of each Fund. Each class of shares of each Fund is subject to different fees and expenses and may have different returns for the same period. Any performance data for Class A, Class B or Class C Shares which is based upon a Fund's net asset value per share would be reduced if a sales charge were taken into account.

                                     YIELD

                                  Investment   SEC 30-Day   Pro-Forma
Fund                                Period        Yield     Yield/1/
--------------------------------  -----------  -----------  ---------

                                     30-Days
                                       ended
                                    10/31/96

ADJUSTABLE RATE FUND
  Institutional Shares                             6.00%        5.94%
  Administration Shares                            5.75%        5.69%
  Service Shares/2/
  Class A Shares
  - Assumes 1.5% sales charge                      5.66%        5.35%

SHORT DURATION GOVERNMENT FUND
  Institutional Shares                             6.43%        6.16%
  Administration Shares                            6.19%        5.93%
  Service Shares                                   5.96%        5.71%

SHORT DURATION TAX-FREE FUND
  Institutional Shares                             4.34%        3.71%
  Administration Shares                            4.09%        3.42%
  Service Shares                                   3.84%        3.22%

CORE FUND
  Institutional Shares                             6.60%        6.25%
  Administration Shares                            6.37%        6.03%
  Service Shares                                   6.12%        5.78%

GLOBAL INCOME FUND
  Institutional Shares                             5.20%        4.76%
  Service Shares/2/
  Class A Shares
  (Assumes 4.5% sales charge)                      4.54%        4.08%
  Class B Shares                                   4.23%        3.80%

MUNICIPAL INCOME FUND
  Class A Shares                                   4.21%        3.56%
  (assumes 4.5% sales charge)
  Class B Shares                                   3.68%        3.25%

GOVERNMENT INCOME FUND
  Class A Shares                                   6.04%        4.76%
  (assumes 4.5% sales charge)
  Class B Shares                                   5.57%        4.48%

                                  DISTRIBUTION RATE

                                                      30 Day        Pro-Forma
                                  Investment          Distribution  Distribution
Fund                              Period              Rate          Rate/1/
--------------------------------  ------------------  -----------   ------------

                                  30-Days
                                  ended
                                  10/31/96

ADJUSTABLE RATE FUND
  Institutional Shares                                    5.87%         5.81%
  Administration Shares                                   5.62%         5.56%
  Service Shares/2/
  Class A Shares
   - Assumes no sales charge                              5.62%         5.31%

SHORT DURATION GOVERNMENT FUND
  Institutional Shares                                    6.24%         5.97%
  Administration Shares                                   6.00%         5.72%
  Service Shares                                          5.78%         5.49%

SHORT DURATION TAX-FREE FUND
  Institutional Shares                                    4.19%         3.56%
  Administration Shares                                   3.94%         3.28%
  Service Shares                                          3.69%         3.06%

MUNICIPAL INCOME FUND
  Class A Shares                                          4.27%         3.59%
  -assumes no sales charge
  Class B Shares                                          3.53%         3.09%

GOVERNMENT INCOME FUND
  Class A Shares                                          6.33%         5.00%
  -assumes no sales charge
  Class B Shares                                          5.58%         4.50%

CORE FUND
  Institutional Shares                                    6.46%         6.12%
  Administration Shares                                   6.23%         5.89%
  Service Shares                                          5.98%         5.63%

GLOBAL INCOME FUND
     Institutional Fund                                   5.95%           6.18%
     Service Shares/2/
     Class A Shares
   - Assumes no sales charge                              5.44%           4.96%
   Class B Shares                                         5.02%           4.59%

                            TAX-EQUIVALENT YIELD/6/

                                                                        Pro-Forma
                                   Investment         Tax-Equivalent  Tax-Equivalent
Fund                                 Period              Rate           Yield/1/
----------------------------  ---------------------  -------------  -----------------

                              30-Days
                              ended
                              10/31/96

SHORT DURATION
 TAX-FREE FUND/3/
   Institutional Shares                                      6.94%              5.89%
     Administration Shares                                   6.52%              5.43%
     Service Shares                                          6.11%              5.07%

MUNICIPAL INCOME FUND/3/
  Class A Shares                                             7.07%              5.94%
  -assumes no sales charge
  Class B Shares                                             5.84%              5.12%
_______________________________

1 Yield, tax equivalent yield and distribution rate if the applicable Adviser had not voluntarily agreed to limit its advisory fees and to maintain expenses at a specified level.
2    There were no Service Shares outstanding during the periods indicated.
3 The tax-equivalent rate of Short Duration Tax-Free Fund and Municipal Income Fund is computed based on the 39.6% federal income tax rate.

     The above tables should not be considered a representation of future performance.

                           VALUE OF $1,000 INVESTMENT
                                 (TOTAL RETURN)



                                                                               Average Annual
                                  -------------------------------------------------------------------
                                                                           With Fee      Without Fee
                                                                           Reductions      Reductions
                                                                             and/or          and/or
                                     Investment                               Expense        Expense
Fund                                    Date        Investment Period       Limitations   Limitations
--------------------------------  ----------------  ---------------       ---------------  ------------

ADJUSTABLE RATE FUND

  Institutional Shares            7/17/91/1a/       ended 10/31/96          5.32%         5.19%

                                  11/1/95           one year ended
                                                    10/31/96                6.86%         6.80%

                                  11/1/91           five years ended
                                                    10/31/96                5.13%         5.05%

  Administration Shares           4/15/93/1b/       ended 10/31/96          4.69%         4.64%

                                  11/1/95           one year ended
                                                    10/31/96                6.60%         6.53%

  Service Shares/1c/                                                        N/A           N/A

  Class A Shares                  5/12/95/1d/       ended 10/31/96

 Assumes 1.5% Sales Charge                                                  5.29%         4.96%
 Assumes No Sales Charge                                                    6.40%         6.07%
                                  11/1/95           one year ended
 Assumes 1.5% Sales Charge                          10/31/96                4.99%         4.66%
 Assumes No Sales Charge                                                    6.60%         6.27%

SHORT DURATION GOVERNMENT FUND

 Institutional Shares             8/15/88/2a/       ended 10/31/96          7.24%         6.84%

                                  11/1/95           one year ended
                                                    10/31/96                6.75%         6.47%

                                  11/1/91           five years
                                                    ended 10/31/96          5.67%         5.44%

Administration Shares             2/28/96/2b/       ended 10/31/96          4.00%         3.82%

Service Shares                    4/10/96/2b/       ended 10/31/96          4.35%         4.20%

                           VALUE OF $1,000 INVESTMENT
                                 (TOTAL RETURN)


                                                                            Average Annual
                                -----------------------------------------------------------
                                                                 With Fee      Without Fee
                                                                Reductions      Reductions
                                                                   and/or          and/or
                                  Investment      Investment       Expense        Expense
Fund                                 Date           Period       Limitations   Limitations
------------------------------  --------------  ---------------  ------------  ------------

SHORT DURATION TAX-FREE FUND

  Institutional Shares          10/1/92/3a/     ended 10/31/96          4.21%         3.71%

                                11/1/95         one year ended
                                                10/31/96                4.50%         3.92%

  Administration Shares         5/20/93/3b/     ended 10/31/96          3.51%         3.15%

                                11/1/95         one year ended
                                                10/31/96                4.24%         3.66%

  Service Shares                9/20/94/3c/     ended 10/31/96          4.36%         3.92%

                                11/1/95         one year ended
                                                10/31/96                3.98%         3.40%

CORE FUND

  Institutional Shares          1/15/94/4a/     10/31/96                6.34%         5.70%

                                11/1/95         one year ended
                                                10/31/96                5.98%         5.58%

  Administration Shares         2/28/96/4b/     ended
                                                10/31/96                3.56%         3.29%

  Service Shares                3/13/96/4b/     ended
                                                10/31/96                4.90%         4.69%

                           VALUE OF $1,000 INVESTMENT
                                 (TOTAL RETURN)


                                                                             Average Annual
                                                                     -----------------------------
                                                                        With Fee      Without Fee
                                                                       Reductions      Reductions
                                                                         and/or          and/or
                                  Investment        Investment           Expense        Expense
Fund                                 Date             Period           Limitations    Limitations
------------------------------  --------------  -------------------  ---------------  ------------

GLOBAL INCOME FUND/5C/

  Class A Shares                 8/2/91/5a/        ended 10/31/96

   Assumes 4.5% Sales Charge                                            7.08%            6.76%
   Assumes No Sales Charge                                              8.02%            7.71%

   Assumes 4.5% Sales Charge    11/1/95            one year             6.08%            5.57%
   Assumes No Sales Charge                         ended 10/31/96       11.05%           10.53%

   Assumes 4.5% Sales Charge    11/1/91            five years           7.02%            6.73%
   Assumes No Sales Charge                         ended 10/31/96       8.01%            7.69%

  Class B Shares/5b/            5/1/96             ended 10/31/96/5d/   6.24%            6.01%

  Institutional Shares          8/1/95/5e/         ended 10/31/96       12.95%           12.45%

                                11/1/95            one year
                                                   ended 10/31/96       11.55%           11.05%
  Service Shares/5f/

MUNICIPAL INCOME FUND

  Class A Shares                7/20/93/6a/        ended 10/31/96
   Assumes 4.5% Sales Charge                                            3.80%            2.78%
   Assumes No Sales Charge                                              5.27%            4.23%


                                11/1/95            ended 10/31/96

   Assumes 4.5% Sales Charge                                            1.35%            0.65%
   Assumes No Sales Charge                                              6.13%            5.40%

  Class B Shares/6b/            5/1/96             ended 10/31/96       4.40%            4.07%

                           VALUE OF $1,000 INVESTMENT
                                 (TOTAL RETURN)

                                                                         Average Annual
                               --------------------------------------------------------
                                                              With Fee      Without Fee
                                                             Reductions      Reductions
                                                               and/or          and/or
                               Investment     Investment       Expense       Expense
Fund                              Date          Period       Limitations   Limitations
-----------------------------  -----------  ---------------  ------------  ------------

GOVERNMENT INCOME FUND

Class A Shares                 2/10/93/7a/  ended 10/31/96
 Assumes 4.5% Sales Charge                                          5.41%         2.92%
 Assumes No Sales Charge                                            6.72%         4.21%

                               11/1/95      ended 10/31/96
 Assumes 4.5% Sales Charge                                          1.06%        -0.33%
 Assumes No Sales Charge                                            5.80%         4.35%

Class B Shares/7b/             5/1/96       ended 10/31/96          4.85%         4.17%
----------------

1a Institutional Shares of Adjustable Rate Fund commenced operations on July 17, 1991.
1b Administration Shares of Adjustable Rate Fund commended operations on April 15, 1993.
1c No Service Shares of Adjustable Rate Fund were outstanding during the periods indicated.
1d        Class A shares of Adjustable Rate Fund commenced operations on May 12,
          1995.
2a Institutional Shares of Short Duration Government Fund commenced operations on August 15, 1988.
2b Administration Shares of Short Duration Government Fund commenced operations on February 28, 1996. Service Shares of Short Duration Government Fund commenced operations on April 10, 1996. An aggregate total return (not annualized) is shown instead of an average annual total return since Administration and Service Shares have not completed a full 12 months of operation as of October 31, 1996.
3a Institutional Shares of Short Duration Tax-Free Fund commenced operations on October 1, 1992.
3b Administration Shares of Short Duration Tax-Free Fund commenced operations on May 20, 1993.
3c Service Shares of Short Duration Tax-Free Fund commenced operations on September 20, 1994.
4a        Institutional Shares of Core Fund commenced operations on January 5,
          1994.
4b Administration Shares of Core Fund commenced operations on February 28, 1996. Service Shares of Core Fund commenced operations on March 13, 1996. An aggregate total return (not annualized) is shown instead of an average annual total return since Administration and Service Shares have not completed a full 12 months of operation as of October 31, 1996.
5a        Class A Shares of Global Income Fund commenced operations on August 2,
          1991.
5b        Class B Shares of Global Income Fund commenced operations on May 1,
          1996.
5c On November 27, 1992, the maximum sales charge was changed from 3% to 4.5% of the offering price. All performance figures in this table incorporate the sales charge currently in effect.
5d An aggregate total return (not annualized) is shown instead of an average annual total return since Class B Shares have not completed a full 12 months of operation as of October 31, 1996.
5e Institutional Shares of Global Income Fund commenced operations on August 1, 1995.
5f No Service Shares of Global Income Fund were outstanding during the periods indicated.
6a        Class A shares of Municipal Income Fund commenced operations on July
          20, 1993.
6b Class B Shares of Municipal Income Fund commenced operations on May 1, 1996. An aggregate total return (not annualized) is shown instead of an average annual total return since Class B Shares have not completed a full 12 months of operation as of October 31, 1996.

7a Class A Shares of Government Income Fund commenced operations on February 10, 1993.
7b Class B Shares of Government Income Fund commenced operations on May 1, 1996. An aggregate total return (not annualized) is shown instead of an average annual total return since Class B Shares have not completed a full 12 months of operation as of October 31, 1996.

          The above table should not be considered a representation of future performance.

          Occasionally statistics may be used to specify a Fund's volatility or risk. Measures of volatility or risk are generally used to compare a Fund's net asset value or performance relative to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market. A beta of more than 1.00 indicates volatility greater than the market, and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average, over a specified period of time. The premise is that greater volatility connotes greater risk undertaken in achieving performance.

          Each Fund may from time to time advertise comparative performance as measured by various independent sources, including, but not limited to, Lipper
                                                                        ------
Analytical Services, Inc., Donaghues Money Fund Report,  Barron's, The Wall
-------------------------  ---------------------------   --------  --------
Street Journal, Weisenberger Investment Companies Service, Business Week,
--------------  -----------------------------------------  -------------
Changing Times, Financial World, Forbes, Fortune, Morningstar Mutual Funds The
--------------  ---------------  ------  -------  ------------------------ ---
New York Times, Personal Investor, Sylvia Porter's Personal Finance and Money.
--------------  -----------------  --------------------------------     -----

          In addition, Adjustable Rate, Government Income and Short Duration Government Funds may from time to time advertise their performance relative to certain indices and benchmark investments, including: (a) the Shearson Lehman Government/Corporate (Total) Index, (b) Shearson Lehman Government Index, (c) Merrill Lynch 1-3 Year Treasury Index, (d) Merrill Lynch 2-Year Treasury Curve Index, (e) the Salomon Brothers Treasury Yield Curve Rate of Return Index, (f) the Payden & Rygel 2-Year Treasury Note Index, (g) 1 through 3 year U.S. Treasury Notes, (h) constant maturity U.S. Treasury yield indices, (i) the Consumer Price Index, (j) the London Interbank Offered Rate, (k) other taxable investments such as certificates of deposit, money market deposit accounts, checking accounts, savings accounts, money market mutual funds, repurchase agreements, commercial paper and (l) historical data concerning the performance of adjustable and fixed-rate mortgage loans.

          Short Duration Tax-Free and Municipal Income Funds may from time to time advertise their performance relative to certain indices, any components of such indices and benchmark investments, including but not limited to: (a) the Lipper Analytical Services, Inc. Mutual Fund Performance Analysis, Fixed Income Analysis and Mutual Fund Indices (which measure total return and average current yield for the mutual fund industry and rank mutual fund performance); (b) the Lehman Brothers Municipal Bond Indices; (c) the Merrill Lynch Municipal Bond Institutional Total Rate of Return Indices; (d) Bond Buyer Indices; (e) IBC/Donoghue's Money Fund Averages/Institutional Only Tax Free; and constant maturity U.S. Treasury yield indices.

          Core, Global Income and High Yield Funds may each from time to time advertise its performance relative to certain indices and benchmark investments, including: (a) the Lipper Analytical Services, Inc. Mutual Fund Performance Analysis, Fixed Income

Analysis and Mutual Fund Indices (which measure total return and average current yield for the mutual fund industry and rank mutual fund performance); (b) the CDA Mutual Fund Report published by CDA Investment Technologies, Inc. (which analyzes price, risk and various measures of return for the mutual fund industry); (c) the Consumer Price Index published by the U.S. Bureau of Labor Statistics (which measures changes in the price of goods and services); (d) Stocks, Bonds, Bills and Inflation published by Ibbotson Associates (which provides historical performance figures for stocks, government securities and inflation); (e) the Salomon Brothers' World Bond Index (which measures the total return in U.S. dollar terms of government bonds, Eurobonds and foreign bonds of ten countries, with all such bonds having a minimum maturity of five years); (f) the Lehman Brothers Aggregate Bond Index or its component indices; (g) the Standard & Poor's Bond Indices (which measure yield and price of corporate, municipal and U.S. government bonds); (h) the J.P. Morgan Global Government Bond Index; (i) other taxable investments including certificates of deposit (CDs), money market deposit accounts (MMDAs), checking accounts, savings accounts, money market mutual funds and repurchase agreements; (j) historical investment data supplied by the research departments of Goldman Sachs, Lehman Brothers Inc., First Boston Corporation, Morgan Stanley & Co. Incorporated, Salomon Brothers, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Donaldson Lufkin and Jenrette Securities Corporation; and (k) Donoghue's Money Fund Report (which provides industry averages for 7-day annualized and compounded yields of taxable, tax-free and U.S. government money funds).

          The composition of the investments in the above-referenced indices and the characteristics of a Fund's benchmark investments are not identical to, and in some cases may be very different from, those of a Fund's portfolio. These indices and averages are generally unmanaged and the items included in the calculations of such indices and averages may not be identical to the formulas used by the a Fund to calculate its performance figures.

          From time to time advertisements or communications to shareholders may summarize the substance of information contained in shareholder reports (including the investment composition of a Fund), as well as the views of Goldman Sachs as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and regulated matters believed to be of relevance to a Fund.

The Trust may from time to time use comparisons, graphs or charts in advertisements to depict the following types of information:

 .    The performance of various types of securities (taxable money market funds,
     U.S. Treasury securities, adjustable rate mortgage securities, government securities, municipal bonds) over time. However, the characteristics of these securities are not identical to, and may be very different from, those of a Fund's portfolio;

 .    Volatility of total return of various market indices (i.e. Lehman
     Government Bond Index, S&P 500, IBC/Donoghue's Money Fund Average/ All Taxable Index) over varying periods of time.

 .    Credit Ratings of domestic government bonds in various countries

 .    Price volatility comparisons of types of securities over different periods of time.

 .    Price and yield comparisons of a particular security over different periods of time.

     In addition, the Trust may from time to time include rankings of Goldman, Sachs & Co.'s research department by publications such as the Institutional Investor and the Wall Street Journal in advertisements.

     In addition, from time to time, advertisements or information may include a discussion of asset allocation models developed by GSAM and/or its affiliates, certain attributes or benefits to be derived from asset allocation strategies and the Goldman Sachs mutual funds that may be offered as investment options for the strategic asset allocations. Such advertisements and information may also include GSAM's current economic outlook and domestic and international market views to suggest periodic tactical modifications to current asset allocation strategies. Such advertisements and information may include other material which highlight or summarize the services provided in support of an asset allocation program.

     In addition, advertisements or shareholder communications may include a discussion of certain attributes or benefits to be derived by an investment in a Fund. Such advertisements or information may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein.

     Performance data is based on historical results and is not intended to indicate future performance. Total return, thirty-day yield, tax equivalent yield and distribution rate will vary based on changes in market conditions, portfolio expenses, portfolio investments and other factors. The value of a Fund's shares will fluctuate and an investor's shares may be worth more or less than their original cost upon redemption. The Trust may also, at its discretion, from time to time make a list of a Fund's holdings available to investors upon request.


                               OTHER INFORMATION

     A Fund will redeem shares solely in cash up to the lesser of $250,000 or 1% of its net asset value of each Fund during any 90-day period for any one shareholder. Each Fund, however, reserves the right to pay redemptions exceeding $250,000 or 1% of the net asset value of each respective Fund at the time of redemption by a distribution in kind of securities (instead of cash) from such Fund. The securities distributed in kind would be readily marketable and would be valued for this purpose using the same method employed in calculating each Fund's net asset value per share. See "Net Asset Value." If a shareholder receives redemption proceeds in kind, the shareholder should expect to incur transaction costs upon the disposition of the securities received in the redemption.

     The right of a shareholder to redeem shares and the date of payment by a Fund may be suspended for more than seven days for any period during which the New York Stock Exchange is closed, other than the customary weekends or holidays, or when trading on such Exchange is restricted as determined by the SEC; or during any emergency, as determined by the SEC, as a result of which it is not reasonably practicable for a Fund to dispose of securities owned by it or fairly to determine the value of its net assets; or for such other period as the SEC may by order permit for the protection of shareholders of a Fund.

     The Prospectuses and this Additional Statement do not contain all the information included in the Registration Statement filed with the SEC under the 1933 Act with respect to the securities offered by the Prospectuses. Certain portions of the Registration Statement have been omitted from the Prospectuses and this Additional Statement pursuant to the rules and regulations of the SEC. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

     Statements contained in the Prospectuses or in this Additional Statement as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectuses and this Additional Statement form a part, each such statement being qualified in all respects by such reference.

                                 FINANCIAL STATEMENTS

     The audited financial statements and related report of Arthur Andersen LLP, independent public accounts, for each Fund contained in each Fund's 1996 Annual Report are hereby incorporated by reference and attached hereto. A copy of the annual reports may be obtained without charge by writing Goldman, Sachs & Co., 4900 Sears Tower, Chicago, Illinois 60606 or by calling Goldman, Sachs & Co., at the telephone number on the back cover of each Fund's Prospectus. Unaudited financial statements for each Fund for the six months ended April 30, 1997 are also attached hereto.

                     OTHER INFORMATION REGARDING PURCHASES,
                      REDEMPTIONS,EXCHANGES AND DIVIDENDS

     The following information supplements the information in the Prospectus under the captions "How to Invest," "How to Sell Shares of the Funds" and "Dividends." Please see the Prospectus for more complete information.

OTHER PURCHASE INFORMATION
==========================

     If shares of a Fund are held in a "street name" account with an Authorized Dealer, all recordkeeping, transaction processing and payments of distributions relating to the beneficial owner's account will be performed by the Authorized Dealer, and not by the Fund and its Transfer Agent. Since the Funds will have no record of the beneficial owner's transactions, a beneficial owner should contact the Authorized Dealer to purchase, redeem or exchange shares, to make changes in or give instructions concerning the account or to obtain information about the account. The transfer of shares in a "street name" account to an account with another dealer or to an account directly with the Fund involves special procedures and will require the beneficial owner to obtain historical purchase information about the shares in the account from the Authorized Dealer.

     Authorized Dealers and other financial intermediaries provide varying arrangements for their clients to purchase and redeem Fund shares. Some may establish higher minimum investment requirements and others may limit the availability of certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends. Firms may arrange with their clients for other investment or administrative services and may independently establish and charge additional amounts to their clients for such services, which charges would reduce a client's return. If shares of a Fund are held in a "street name" account or were purchased through an Authorized Dealer, shareholders should contact the Authorized Dealer to purchase, redeem or exchange shares, to make changes in or give information about the account.

     The Adviser, Distributor and/or their affiliates may pay, out of their own assets, compensation to Authorized Dealers and other persons for the sale and distribution of Class A, Class B and Class C Shares of the Funds and/or for the servicing of those shares. These payments ("Additional Payments") would be in addition to the payments by the Funds described in the Funds' Prospectus and this Statement of Additional Information for distribution and shareholder servicing and processing, and would also be in addition to the sales commissions payable to dealers as set forth in the Prospectus. These Additional Payments may take the form of "due diligence" payments for an Authorized Dealer's examination of the Funds and payments for providing extra employee training and information relating to the Funds; "listing" fees for the placement of the Funds on a dealer's list of mutual funds available for purchase by its customers; "finders" or "referral" fees for directing investors to the Funds; "marketing support" fees for providing assistance in promoting the sale of the Funds' Class A, Class B and Class C Shares; and payments for the sale of Class A, Class B and Class C Shares and/or the maintenance of Shares balances. In addition, the Adviser, Distributor and/or their affiliates may make Additional Payments for subaccounting, administrative and/or shareholder processing services that are in addition to the shareholder servicing and processing fees paid by the Funds. The Additional Payments made by the Adviser, Distributor and their affiliates may be a fixed dollar amount, may be based on the number of customer accounts maintained by an Authorized Dealer, or may be based on a percentage of the value of Shares sold to, or held by, customers of the Authorized Dealers involved, and may be different for different Authorized Dealers. Furthermore, the Adviser, Distributor and/or their affiliates may contribute to various non-cash and cash incentive arrangements to promote the sale of shares, as well as sponsor various educational programs, sales contests and/or promotions in which participants may receive prizes such as travel awards, merchandise and cash and/or investment research pertaining to particular securities and other financial instruments or to the securities and financial markets generally, educational information and related support materials and hardware and/or software. The Adviser, Distributor and their affiliates may also pay for the travel expenses, meals, lodging and entertainment of Authorized Dealers and their salespersons and guests in connection with educational, sales and promotional programs, subject to applicable NASD regulations. The Distributor currently expects that such additional bonuses or incentives will not exceed 0.50% of the amount of any sales.

RIGHT OF ACCUMULATION - (CLASS A)
=================================

     A Class A shareholder qualifies for cumulative quantity discounts if the current purchase price of the new investment plus the shareholder's current holdings of existing Class A Shares (acquired by purchase or exchange) of the Funds and Class A Shares of any other Goldman Sachs Fund (as defined in the Prospectus) total the requisite amount for receiving a discount. For example, if a shareholder owns shares with a current market value of $65,000 and purchases additional Class A Shares of the Government Income Fund with a purchase price of $45,000, the sales charge for the $45,000 purchase would be 3.0% (the rate applicable to a single purchase of more than $100,000). Class A Shares purchased without the imposition of a sales charge and shares of another class of the Funds may not be aggregated with Class A Shares purchased subject to a sales charge. Class A Shares of the Funds and any other Goldman Sachs Fund purchased (i) by an individual, his spouse and his minor children, and (ii) by a trustee, guardian or other fiduciary of a single trust estate or a single fiduciary account, will be combined for the purpose of determining whether a purchase will qualify for such right of accumulation and, if qualifying, the applicable sales charge level. For purposes of applying the right of accumulation, shares of the Funds and any other Goldman Sachs Fund purchased by an existing client of the Private Client Services Division of Goldman Sachs will be combined with Class A Shares held by any other account over which such client or the client's spouse exercises investment or voting power. In addition, Class A Shares of the Funds and Class A Shares of any other Goldman Sachs Fund purchased by partners, directors, officers or employees of the same business organization or by groups of individuals represented by and investing on the recommendation of the same accounting firm, certain affinity groups or other similar organization (collectively, "eligible persons") may be combined for the purpose of determining whether a purchase will qualify for the right of accumulation and, if qualifying, the applicable sales charge level. This right of accumulation is subject to the following conditions: (i) the business organization's, group's or firm's agreement to cooperate in the offering of the Funds' shares to eligible persons; and (ii) notification to the Funds at the time of purchase that the investor is eligible for this right of accumulation.

STATEMENT OF INTENTION - (CLASS A)
==================================

     If a shareholder anticipates purchasing at least $100,000 ($500,000 in the case of Adjustable Rate Government Fund and $250,000 in the case of Short Duration Government and Short Duration Tax-Free Funds) of Class A Shares of a Fund alone or in combination with Class A Shares of any other Goldman Sachs Fund within a 13-month period, the shareholder may purchase shares of the Fund at a reduced sales charge by submitting a Statement of Intention (the "Statement"). Shares purchased pursuant to a Statement will be eligible for the same sales charge discount that would have been available if all of the purchases had been made at the same time. The shareholder or his Authorized Dealer must inform Goldman Sachs that the Statement is in effect each time shares are purchased. There is no obligation to purchase the full amount of shares indicated in the Statement. A shareholder may include the value of all Class A Shares on which a sales charge has previously been paid as an "accumulation credit" toward the completion of the Statement, but a price readjustment will be made only on Class A Shares purchased within ninety (90) days before submitting the Statement. The Statement authorizes the Transfer Agent to hold in escrow a sufficient number of shares which can be redeemed to make up any difference in the sales charge on the amount actually invested. For purposes of satisfying the amount specified on the Statement, the gross amount of each investment, exclusive of any appreciation on shares previously purchased, will be taken into account.

CROSS-REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS
=================================================

     A Fund shareholder should obtain and read the prospectus relating to any other Goldman Sachs Fund or ILA Portfolio (as defined in the Prospectus) and its shares or units and consider its investment objective, policies and applicable fees before electing cross-reinvestment into that Fund or Portfolio. The election to cross-reinvest dividends and capital gain distributions will not affect the tax treatment of such dividends and distributions, which will be treated as received by the shareholder and then used to purchase shares of the acquired fund. Such reinvestment of dividends and distributions in shares of other Goldman Sachs Funds or in units of ILA Portfolios is available only in states where such reinvestment may legally be made.

AUTOMATIC EXCHANGE PROGRAM
==========================

     A Fund shareholder may elect cross-reinvestment into an identical account or an account registered in a different name or with a different address, social security or other taxpayer identification number, provided that the account in the acquired fund has been established, appropriate signatures have been obtained and the minimum initial investment requirement has been satisfied. A Fund shareholder should obtain and read the prospectus relating to any other Goldman Sachs Fund and its shares and consider its investment objective, policies and applicable fees and expenses before electing an automatic exchange into that Goldman Sachs Fund.

SYSTEMATIC WITHDRAWAL PLAN
==========================

     A systematic withdrawal plan (the "Systematic Withdrawal Plan") is available to shareholders of a Fund whose shares are worth at least $5,000. The Systematic Withdrawal Plan provides for monthly payments to the participating shareholder of any amount not less than $50.

     Dividends and capital gain distributions on shares held under the Systematic Withdrawal Plan are reinvested in additional full and fractional shares of the applicable Fund at net asset value. The Transfer Agent acts as agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the systematic withdrawal payment. The Systematic Withdrawal Plan may be terminated at any time. Goldman Sachs reserves the right to initiate a fee of up to $5 per withdrawal, upon thirty (30) days written notice to the shareholder. Withdrawal payments should not be considered to be dividends, yield or income. If periodic withdrawals continuously exceed new purchases and reinvested dividends and capital gains distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. The maintenance of a withdrawal plan concurrently with purchases of additional Class A, Class B or Class C Shares would be disadvantageous because of the sales charge imposed on purchases of Class A Shares or the imposition of a CDSC on redemptions of Class A, Class B and Class C Shares. The CDSC applicable to Class B and Class C Shares redeemed under a systematic withdrawal plan may be waived. See "How to Invest--Waiver or Reduction of Contingent Deferred Sales Charge" in the Prospectus. In addition, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be reported for federal and state income tax purposes. A shareholder should consult his or her own tax adviser with regard to the tax consequences of participating in the Systematic Withdrawal Plan. For further information or to request a Systematic Withdrawal Plan, please write or call the Transfer Agent.

OFFERING PRICE OF CLASS A SHARES
================================

     Class A Shares of Government Fund, Municipal Fund, Core Fund and Global Income Fund are sold at a maximum sales charge of 4.5%, Adjustable Rate Fund at 1.5% and Short Duration Government Fund and Short Duration Tax-Free Fund at 3%. Using the offering price as of October 31, 1996, the maximum offering price of the class A shares of each Fund's shares then in existence would be as follows:


                             Offering
                             Net Asset    Maximum       Price
                               Value    Sales Charge  to Public
                             ---------  ------------  ---------

Adjustable Rate Fund            $ 9.82         $0.15     $ 9.97

Municipal Income Fund           $14.37         $0.68     $15.05

Government Income Fund          $14.36         $0.68     $15.04

Global Income Fund              $14.53         $0.68     $15.21

Short Duration Government          N/A           N/A        N/A

Short Duration Tax-Free            N/A           N/A        N/A

Core Fixed Income                  N/A           N/A        N/A


                DISTRIBUTION AND AUTHORIZED DEALER SERVICE PLANS

          CLASS A DISTRIBUTION PLANS. As described in the Prospectus, the Trust with respect to the Class A Shares of each Fund has adopted a distribution plan (the "Class A Plans") pursuant to Rule 12b-1 under the Act. See "Distribution and Authorized Dealer Service Plans" in the Prospectus.

          The Class A Plans were most recently approved on April 23, 1997 by a majority vote of the Trustees of the Trust, including a majority of the non-interested Trustees of the Trust who have no direct or indirect financial interest in the Class A Plans, cast in person at a meeting called for the purpose of approving the Plans. The Plans were approved by the sole initial shareholder of Class A Shares of Adjustable Rate Fund on May 12, 1995, Municipal Income Fund on July 16, 1993, Government Income Fund on January 29, 1993, and Global Income Fund on December 5, 1991.

          The compensation payable under the Class A Plans may not exceed 0.25% per annum of each Fund's average daily net assets attributable to its Class A Shares. Currently, Goldman Sachs is waiving its entire fee under the Class A Plans applicable to each Fund other than Global Income Fund and is limiting the fee payable by Global Income Fund to 0.21% of average daily net assets attributable to Class A Shares. Goldman Sachs has no current intention of modifying or discontinuing such waivers and limitation, but may do so in the future at its discretion.

          Effective June 30, 1995, the Class A Plan for Adjustable Rate Government, Government Income, Municipal and Global Income Funds was amended to reduce the fee payable under the Plan from 0.50% to 0.25% of a Fund's average daily net assets attributable to Class A Shares. At the same time, each Fund adopted an Authorized Dealer Service Plan. See "Authorized Dealer Service Plans." For the fiscal years ended October 31, 1996, 1995 and 1994, each Fund paid Goldman Sachs the following amounts under the Class A Plans:

                              1996       1995        1994
                            --------  ----------  ----------
Adjustable Rate
Government Fund
     with fee waivers       $      0  $        0  $      N/A
     without fee waivers      30,905      17,967         N/A

Municipal Income Fund
     with fee waivers              0      70,023      85,242
     without fee waivers     131,925     195,152     217,701

Government Income Fund
     with fee waivers              0      25,630      14,350
     without fee waivers      73,949      76,499      65,604

Global Income Fund
     with fee waivers        493,170     645,259   1,518,814
     without fee waivers     549,164   1,257,211   3,037,628


     Goldman Sachs may pay up to the entire amount of such fee under the Plans to Authorized Dealers for providing services in connection with the sale of each Fund's shares. To the extent such fee is not paid to such dealers, Goldman Sachs may retain such fee as compensation for its services and expenses incurred in accordance with the Plans of distributing a Fund's shares. If such fee exceeds its expenses, Goldman Sachs may realize a profit from these arrangements.

     The Plans are compensation plans which provide for the payment of a specified fee without regard to the expenses actually incurred by Goldman Sachs. If a Plan were terminated by the Trustees of the Trust and no successor plan were adopted, the Fund would cease to make payments under the Plan to Goldman Sachs and Goldman Sachs would be unable to recover the amount of any of its unreimbursed expenditures. However, Goldman Sachs does not intend to make expenditures for which it may be compensated under a Plan at a rate that materially exceeds the rate of compensation received under the Plan.

     During the fiscal year ended October 31, 1996, Goldman Sachs incurred the following distribution expenses under the Class A Plan on behalf of Adjustable Rate Government, Government Income, Municipal Income and Global Income Funds (Goldman Sachs used the fees, if any, received under the Plan in the same proportion to the amounts set forth below).

Fiscal Year         Compensation  Compensation   Allocable   Printing and    Preparation and
      ended          to Dealers   and Expenses   Overhead,    Mailing of     Distribution of
October 31,                          of the      Telephone   Prospectuses   Sales Literature
       1996                        Distributor  and Travel  to Other than    and Advertising
                                 and its Sales    Expenses     Current
                                     Personnel               Shareholders


Adjustable
  Rate Fund/1/               N/A           N/A         N/A            N/A               N/A

Municipal
  Income Fund/2/             N/A           N/A         N/A            N/A               N/A

Government
  Income Fund/2/             N/A           N/A         N/A            N/A               N/A

Global
  Income Fund                  0      $274,757    $116,417        $36,868          $102,215

_________________________


/1/ No expenses are reflected for Class A shares of Adjustable Rate Fund. Since inception of this class, Goldman Sachs has waived the 0.25% Class A Plan fee; no revenue has therefore been earned for the period.

/2/ Commencing June 1, 1995, Goldman Sachs is waiving the 0.25% Class A Plan fee; as no distribution revenue has therefore been earned after June 1, 1995, no expenses are reflected above.

     Under the Class A Plans, Goldman Sachs, as distributor of each Fund's Class A Shares, will provide to the Trustees of the Trust for their review, and the Trustees of the Trust will review at least quarterly a written report of the services provided and amounts expended by Goldman Sachs under the Plans and the purposes for which such services were performed and expenditures were made.

     The Class A Plans will remain in effect until May 1, 1998 and from year to year thereafter, provided such continuance is approved annually by a majority vote of the Trustees of the Trust, including a majority of the non-interested Trustees of the Trust who have no direct or indirect financial interest in the Class A Plans. A Class A Plan may not be amended to increase materially the amount to be spent for the services described therein without approval of a majority of the outstanding Class A Shares of the applicable Fund. All material amendments of the Class A Plan must also be approved by the Trustees of the Trust in the manner described above. A Class A Plan may be terminated at any time without payment of any penalty by a vote of a majority of the non-interested Trustees of the Trust or by vote of a majority of the Class A Shares of the applicable Fund. So long as a Class A Plan is in effect, the selection and nomination of non-interested Trustees of the Trust shall be committed to the discretion of the non-interested Trustees of the Trust. The Trustees of the Trust have determined that in their judgment there is a reasonable likelihood that the Plans will benefit the Funds and their Class A Shareholders.

     CLASS B DISTRIBUTION PLAN. As described in the Prospectus, the Trust has adopted on behalf of Short Duration Government Fund, Short Duration Tax Free Fund, Municipal Income Fund, Government Income Fund, Core Fixed Income Fund, Global Income Fund and High Yield Fund, distribution plans (the "Class B Plans") pursuant to Rule 12b-1 under the Act with respect to Class B Shares. See "Distribution and Authorized Dealer Service Plans" in the Prospectus.

     The Class B Plans were most recently approved on April 23, 1997 on behalf of Municipal Income, Government Income, Global Income, High Yield, Short Duration Government, Short Duration Tax-Free and Core Fixed Income Funds, in each case by a majority vote of the Trust's Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the Class B Plans (the "non-interested Trustees"), cast in person at a meeting called for the purpose of approving the Class B Plans.

     With respect to each Fund, the compensation payable under the Class B Plans is equal to 0.75% per annum of the average daily net assets attributable to Class B Shares of that Fund. The fees received by Goldman Sachs under the Class B Plans and contingent deferred sales charge on Class B Shares may be sold by Goldman Sachs as distributor to entities which provide financing for payments to Authorized Dealers in respect of sales of Class B Shares. To the extent such fee is not paid to such dealers, Goldman Sachs may retain such fee as compensation for its services and expenses of distributing the Funds' Class B Shares. If such fee exceeds its expenses, Goldman Sachs may realize a profit from these arrangements.

     For the fiscal years ended October 31, 1996, each Fund paid Goldman Sachs the following amounts under the Class B Plans:

                            1996
                            ----

Municipal Income Fund
     with fee waivers        378
     without fee waivers     378

Government Income Fund
     with fee waivers        332
     without fee waivers     332

Global Income Fund
     with fee waivers        374
     without fee waivers     374


     Goldman Sachs may pay up to the entire amount of such fee under the Plans to Authorized Dealers for providing services in connection with the sale of each Fund's shares. To the extent such fee is not paid to such dealers, Goldman Sachs may retain such fee as compensation for its services and expenses incurred in accordance with the Plans of distributing a Fund's shares. If such fee exceeds its expenses, Goldman Sachs may realize a profit from these arrangements.

     The Class B Plans are compensation plans which provide for the payment of a specified distribution fee without regard to the distribution expenses actually incurred by Goldman Sachs. If the Class B Plans were terminated by the Trust's Board of Trustees and no successor plan were adopted, the Funds would cease to make distribution payments to Goldman Sachs and Goldman Sachs would be unable to recover the amount of any of its unreimbursed distribu tion expenditures.

     During the fiscal year ended October 31, 1996, Goldman Sachs incurred the following expenses in connection with distribution under the Class B Plan on behalf of each Fund (Goldman Sachs used the fees, if any, received under the Plan in the same proportion to the amounts set forth below).

    Fiscal Year  Compensation  Compensation   Allocable   Printing and   Preparation and
          ended   to Dealers   and Expenses   Overhead,    Mailing of    Distribution of
    October 31,                   of the      Telephone   Prospectuses   Sales Literature
           1996                Distributor   and Travel  to Other than  and Advertising
                              and its Sales    Expenses      Current
                                Personnel                 Shareholders


Municipal
 Income Fund        $241/(1)/           N/A         N/A            N/A               N/A

Government
 Income Fund        $299/(1)/           N/A         N/A            N/A               N/A

Global
 Income Fund        $247/(1)/           N/A         N/A            N/A               N/A

_______________________
     (1) Advance commissions paid to dealers of 4% on Class B sales are considered deferred assets which are amortized over a period of 6 years; amounts presented above reflect amortization expense recorded during the period presented.


     Under the Class B Plans, Goldman Sachs, as distributor of the Funds' shares, will provide to the Board of Trustees for its review, and the Board will review at least quarterly, a written report of the services provided and amounts expended by Goldman Sachs under the Class B Plans and the purposes for which such services were performed and expenditures were made.

     The Class B Plans will remain in effect with respect to the Funds from year to year, provided such continuance is approved annually by a majority vote of the Board of Trustees, including a majority of the non-interested Trustees. A Class B Plan may not be amended to increase materially the amount to be spent for the services described therein as to any Fund without approval of a majority of the outstanding Class B Shares of that Fund. All material amendments of the Class B Plan must also be approved by the Board of Trustees of the Trust in the manner described above. With respect to any Fund, a Class B Plan may be terminated at any time without payment of any penalty by a vote of the majority of the non-interested Trustees or by vote of a majority of the outstanding voting securities of the Class B Shares of that Fund. So long as a Class B Plan is in effect, the selection and nomination of non-interested Trustees shall be committed to the discretion of the non-interested Trustees. The Trustees have determined that in their judgment there is a reasonable likelihood that the Class B Plans will benefit each Fund and their respective Class B shareholders.

     CLASS C DISTRIBUTION PLANS. As described in the Prospectus, the Trust has adopted, on behalf of the Funds, distribution plans (the "Class C Plans") pursuant to Rule 12b-1 under the Act with respect to the Class C Shares. See "Distribution and Authorized Dealer Service Plans" in the Prospectus.

     The Class C Plans of each Fund were approved for the Funds on July 22, 1997, on behalf of the Trust by a majority vote of the Trustees, including a majority of the non-interested Trustees who have no direct or indirect financial interest in the Class C Plans, cast in person at a meeting called for the purpose of approving the Class C Plans. The Class C Plans for the Funds were approved by the sole initial shareholders of the Class C Shares of the Funds on ___, 1997.

     With respect to each Fund, the compensation payable under the Class C Plans is equal to 0.75% per annum of the average daily net assets attributable to Class C Shares of that Fund. To the extent such fee is not paid to such dealers, Goldman Sachs may retain such fee as compensation for its services and expenses of distributing the Funds' Class C Shares.

     The Class C Plans are compensation plans which provide for the payment of a specified distribution fee without regard to the distribution expenses actually incurred by Goldman Sachs. If the Class C Plans were terminated by the Trustees and no successor plan were adopted, the Funds would cease to make distribution payments to Goldman Sachs and Goldman Sachs would be unable to recover the amount of any of its unreimbursed distribution expenditures.

     Under the Class C Plans, Goldman Sachs, as distributor of the Funds' shares, will provide to the Board of Trustees for its review, and the Board will review at least quarterly, a written report of the services provided and amounts expended by Goldman Sachs under the Class C Plans and the purposes for which such services were performed and expenditures were made.

     The Class C Plans will remain in effect until May 1, 1998 and from year to year, provided such continuance is approved annually by a majority vote of the Trustees, including a majority of the non-interested Trustees. A Class C Plan may not be amended to increase materially the amount to be spent for the services described therein as to any Fund without approval of a majority of the outstanding Class C Shares of that Fund. All material amendments of the Class C Plans must also be approved by the Trustees in the manner described above. With respect to any Fund, a Class C Plan may be terminated at any time without payment of any penalty by a vote of the majority of the non-interested Trustees or by vote of a majority of the outstanding voting securities of the Class C Shares of that Fund. So long as Class C Plans are in effect, the selection and nomination of non-interested Trustees shall be committed to the discretion of the non-interested Trustees. The Trustees have determined that in their judgment there is a reasonable likelihood that the Class C Plans will benefit each Fund and their respective Class C shareholders.

     AUTHORIZED DEALER SERVICE PLAN. As described in the Prospectus, the Trust with respect to each Fund has adopted non-Rule 12b-1 Authorized Dealer Service Plans (the "Service Plans") with respect to Class A, Class B and Class C Shares. See "Distribution and Authorized Dealer Service Plans" in the Prospectus.

     The compensation under the Service Plans may not exceed 0.25% per annum of the average daily net assets attributable to the class of shares to which the plan relates. Up to the entire amount of the fee under the Service Plans may be paid to Authorized Dealers for providing personal and account maintenance services in connection with each Fund's Shares. Under the Service Plans, Goldman Sachs will provide to the Trustees for their review at least quarterly a written report of the services provided and amount expended under the Service Plans.

     For the fiscal years ended October 31, 1996 and October 31, 1995 the Adjustable Rate Government, Government Income, Municipal Income and Global Income Funds paid Goldman Sachs the following amounts under their respective Service Plans with respect to its Class A Shares and Class B shares:

                                    Class A  Class B
                            1996     1995     1996
                          --------  -------  -------
Adjustable Rate Fund      $ 30,905   17,967  $ N/A
Municipal Income Fund      131,925   55,106      126
Government Income Fund      74,060   25,239      111
Global Income Fund         549,164  281,949      125

     The Service Plans applicable to Class A, Class B and Class C Shares were most recently approved on April 23, 1997 by a majority of the Board of Trustees of the Trust. The Service Plans will remain in effect until May 1, 1998 and from year to year thereafter, provided that such continuance is approved annually by a majority vote of the Trustees, including a majority of the non-interested Trustees who have no direct or indirect financial interest in the Service Plans.

--------------------------------------------------------------------------------
Letter to Shareholders


--------------------------------------------------------------------------------
Dear Shareholders:

        We welcome the opportunity to review the performance and the investment activity of the Goldman Sachs Fixed Income Funds for the 12-month period ended October 31, 1996. To help put the portfolios' performance in perspective, we will also provide a brief overview of the U.S. economy and the bond market during the period.

        We are pleased to report that the Goldman Sachs Fixed Income Funds fared well relative to their peers during the period.

The Bond Market Sold Off Amid Rising Rates, Then Stabilized

        The U.S. fixed income market began the 12-month period under review with a robust rally, fueled by weak economic data and low inflation. However, in February 1996, the bond market began to come under pressure when stronger than expected economic and job growth as well as surging commodity prices aroused fears of higher inflation on the horizon. Bond market conditions significantly worsened during March and April, when a sharp rise in interest rates triggered a sell-off and increased volatility. By early May, long-term bond yields had climbed above the psychologically important 7.0% level for the first time in nearly a year. At the end of May, interest rates began to stabilize and Treasury prices remained in a narrow trading range throughout the summer and fall. During September and October, however, interest rates retreated and the bond market strengthened. The rebound was primarily due to evidence of a slowing U.S. economy and strong demand for Treasury bonds from the central banks of China, Japan and Germany, which accelerated their purchases dramatically toward the end of the period. By the end of October, prices of 30-year Treasuries broke out of the trading range that had persisted for over six months.

---------------------------------------------------------------------------------------------------------
Table of Contents
Market Overview                                 1       GS Core Fixed Income Fund                    22
GS Adjustable Rate Government Fund              3       Financial Statements                         30
GS Short Duration Government Fund               9       Notes to Financial Statements                34
GS Short Duration Tax-Free Fund                15       Financial Highlights                         42
---------------------------------------------------------------------------------------------------------

After a Weak Start, Economic Growth Rebounded, Then Moderated

        In late 1995, the economy was anemic, with weak consumer and capital spending contributing to a fourth-quarter real Gross Domestic Product (GDP) growth of only 0.3% (annualized). During the first quarter of 1996, harsh winter weather and the General Motors strike continued to restrain economic growth. Despite these adverse conditions, the economy advanced faster than expected, with first-quarter real GDP growth reported at 2.0% (annualized). Momentum accelerated more dramatically during the second quarter, as industrial activity, automobile sales and home sales all showed significant improvement. As a result, second-quarter GDP rose a robust 4.7% (annualized), its highest rate in two years.

        The economy's torrid growth cooled markedly during the third quarter, with annualized real GDP at a revised 2.0%, largely due to lackluster consumer spending and a widening U.S. trade deficit. In October some evidence of a slowdown continued, with housing starts falling to their lowest level in a year and U.S. capacity utilization also down. However, consumer confidence remained high against a backdrop of low unemployment and higher household income. These indicators led some economists to interpret October's retail sales numbers (up a scant 0.2%) as a "breather" they expected to be followed by stronger holiday shopping, while others were concerned about a more prolonged period of restrained spending. Despite investors' earlier fears of increased inflationary pressures and the fact that in October the producer and consumer price indexes were up 0.4% and 0.3%, respectively, inflation remained subdued throughout the period.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Letter to Shareholders (continued)


--------------------------------------------------------------------------------
The Fed Remained Neutral After Easing in December and January

      In response to generally poor year-end 1995 economic conditions, the U.S. Federal Reserve cut the Federal funds rate by 25 basis points in December 1995 and an additional 25 basis points in January 1996. The Fed then remained neutral from February through the end of the period, leaving the Federal funds rate at 5.25% as of October 31, 1996.

      During the period under review, the yield curve shifted upward everywhere but at the shortest end, where it steepened. The yield on six-month Treasury bills fell from 5.55% on October 31, 1995 to approximately 5.26% on October 31, 1996. For the same time period, the yield on the 30-year U.S. Treasury bond rose from 6.33% a year ago to 6.64%. For the 12-month period ended October 31, 1996, the total returns of one-year and 30-year Tresuries were 5.84% and 0.72%, respectively.

Historical Treasury Yield Curve

                             [GRAPH APPEARS HERE]


The yield curve steepened on the short end and shifted upward on the longer end.

Outlook: Moderate Economic Growth for the Near Term

      The recent economic weakness and the tame third-quarter labor cost report increase the likelihood that the Fed will defer any changes in monetary policy until 1997. Although a more extended slowdown is possible, as of this writing, Goldman Sachs' economists believe a resumption of growth is likely if consumer spending rebounds by year-end and the trade deficit does not significiantly widen. On the fiscal front, the bond market environment should benefit from the recent election results with President Clinton balanced by a Republican-controlled Congress, which points toward continued budgetary restraint.

      We appreciate your confidence in the Goldman Sachs Fixed Income Funds and we look forward to continuing to serve your investment needs in the future.


Sincerely,


/s/ David B. Ford
David B. Ford
Co-Head,
Goldman Sachs Asset Management


/s/ John P. McNulty
John P. McNulty
Co-Head,
Goldman Sachs Asset Management


/s/ Sharmin Mossavar-Rahmani
Sharmin Mossavar-Rahmani
Chief Investment Officer - Fixed Income Investments
Goldman Sachs Asset Management

November 29, 1996

--------------------------------------------------------------------------------

Letter to Shareholders
--------------------------------------------------------------------------------
GS Adjustable Rate Government Agency Fund




--------------------------------------------------------------------------------
Investment Objective

     The GS Adjustable Rate Government Fund seeks a high level of current income consistent with low volatility of principal. The portfolio ordinarily invests substantially all of its assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, with primary emphasis on adjustable rate mortgage securities (ARMs). Under normal interest rate conditions, the fund's duration is expected to be in a range approximately equal to that of a six-month to one-year U.S. Treasury security.

The ARM Market Began Weak but Improved as Prepayments Slowed and Demand
Increased

     The key factors affecting ARM performance during the 12 months under review were the changing direction of interest rates and, consequently, the pace of mortgage prepayments. From November 1995 through early February 1996, declining interest rates spurred homeowners to switch from ARMs to fixed rate mortgages to lock in attractive rates. The high level of refinancing activity depressed the ARM market and caused yield spreads between ARMs and Treasuries to widen until the end of January 1996, when long-term interest rates began to rise. Throughout the spring, the ARM market strengthened as interest rates climbed sharply. Spreads between ARMs and Treasuries continued to tighten even after rates stabilized from the end of May through August, partly due to strong demand from "crossover" investors from other short-duration fixed income sectors. Although interest rates declined in September and October, mortgage prepayment fears remained subdued as rates were still relatively high compared with their levels a year earlier. Investor demand for seasoned one-year Constant Maturity Treasury
(CMT) ARMs, which our fund stresses, remained especially strong due to their relative prepayment stability in a falling rate environment.

Performance Review

     During the period under review, the fund's Institutional, Administration and Class A shares all significantly outperformed both the six-month U.S. Treasury bill and the one-year U.S. Treasury bill. (As of October 31, the fund's duration was 0.7 years, in between that of the six-month and the one-year U.S. Treasury bill.) The fund's positive performance can be attributed to the incremental yield its ARM holdings delivered over similar-duration Treasuries and tightening spreads between ARMs and Treasuries.

------------------------------------------------------------------------
Performance Summary:  October 31, 1995 - October 31, 1996
------------------------------------------------------------------------

                                                       Six-
                                                      Month    One-Year
                        Institu-   Adminis-   Class  Treasury  Treasury
                         tional    tration      A      Bill      Bill
                         ------    -------      -      ----      ----
Total Return (based       6.86%      6.60%    6.60%    5.48%     5.82%
  on net asset value)
------------------------------------------------------------------------
  Return From             6.25%      5.99%    5.99%      NA        NA
    Monthly
    Distributions
------------------------------------------------------------------------
  Return From Price       0.61%      0.61%    0.61%      NA        NA
    Appreciation
------------------------------------------------------------------------
NAV (10/31/96)            $9.83      $9.83    $9.83      NA        NA
------------------------------------------------------------------------
NAV Change               +$0.06     +$0.06   +$0.06      NA        NA
------------------------------------------------------------------------

     We are also pleased to note that the fund outperformed most of its peers. For the 12 months ended October 31, 1996, the fund's Institutional shares ranked fourth out of 53 adjustable rate mortgage funds based on total return, as tracked by Lipper Analytical Services, Inc. (Lipper does not rank the fund's Administration and Class A shares. Please note that Lipper rankings do not take sales charges into account and that past performance is not a guarantee of future results.) As of October 31, 1996, the

--------------------------------------------------------------------------------

Letter to Shareholders
--------------------------------------------------------------------------------
GS Adjustable Rate Government Agency Fund (continued)

--------------------------------------------------------------------------------
fund's Institutional shares were ranked "four stars" by Morningstar, Inc., an independent rating agency.\1\

                 Portfolio Composition as of October 31, 1996*

                           [PIE CHART APPEARS HERE]

                   Repos/Cash Equivalents              3.4%
                   CMOs                                3.5%
                   SBA Floaters                        7.8%
                   ARMs                               85.3%

* The percentages shown are of total portfolio investments that have settled and include an offset to cash equivalents relating to unsettled trades. These percentages may differ from those in the accompanying Statement of Investments, which reflect portfolio holdings as a percentage of net assets.

---------------------------------------------

/1/ Source (C) 1996 Morningstar, Inc. All rights reserved. Morningstar proprietary ratings reflect historical risk-adjusted performance as of 10/31/96. The ratings are subject to change every month. Past performance is no guarantee of future results. Morningstar ratings are calculated from a fund's three-, five- and ten-year average annual returns (where applicable) in excess of 90-day Treasury bill returns with appropriate fee and sales charge adjustments and a risk factor that reflects fund performance below 90-day Treasury bill returns. The one-year rating is calculated using the same methodology, but is not a component of the overall rating. The fund's Institutional shares received five and four stars for the three- and five-year periods, respectively. The Institutional shares were rated among 1,054 and 572 fixed income funds for the three- and five-year periods, respectively. For the one-year period, the Institutional shares were rated among 1,654 fixed income funds. 22.5% of the funds receive the four-star rating. The Morningstar rating applies only to the fund's Institutional shares; the fund's Class A and Administration shares have not been rated. Class A and Administration shares are subject to additional fees that may have the effect of lowering performance and may affect and future Morningstar rating. Morningstar rates funds against their peers in the same category. In all, there are five Morningstar categories (domestic equity, international equity, fixed income, municipal and hybrid). Morningstar ratings range from five stars (highest) to one star (lowest). Funds with five-star ratings are in the top 10% of their category, four-star ratings in the next 22.5%, three stars the next 35%, two stars the next 22.5% and one star the lowest 10% of their categories.

Portfolio Composition and Investment Strategies

    During the period under review, the portfolio's sector allocation shifted slightly, with reductions in collateralized mortgage obligations (CMOs) and Small Business Administration (SBA) loans in favor of ARMs.

 . ARMs. As of October 31, 1996, ARMs accounted for 85.3% of the portfolio, up from 80.2% a year ago. We emphasized seasoned, one-year CMT issues that offered relative prepayment and duration stability as well as incremental yield over Treasuries. The position significantly contributed to the fund's performance during the period.

 . SBA Floaters. The portfolio held a 7.8% allocation in securities backed by Small Business Administration loans, which traded at attractive spreads relative to Treasuries. We trimmed the portfolio's holdings in the sector slightly from 8.9% a year ago to take profits after the position performed well.

 . CMOs. CMOs accounted for 3.5% of the portfolio as of October 31, approximately half their weighting a year ago (7.7%). This position provided relatively stable cash flows and a greater number of opportunities to take advantage of potential mispricing than comparable fixed income sectors. During December 1995 and January 1996, the sector became expensive versus similar-duration Treasuries, and we subsequently sold part of the fund's holdings at a profit. The fund's CMO position included 1.4% in floaters, which added incremental yield, and 0.4% in sequential-pay CMOs. In addition, the fund held CMO super floaters, discussed below.

 . Prudent Use of Derivatives. We used higher risk derivatives very sparingly to enhance the fund's performance without taking on additional undue risk. As of October 31, 1996, the fund held a 1.5% position in super floaters, which contributed to its performance during the year. (Super floaters are floating rate securities whose coupons reset higher and more quickly than regular
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
GS Adjustable Rate Government Agency Fund (continued)


--------------------------------------------------------------------------------
ARMs in a rising interest rate environment.) The portfolio also included minor positions in interest-only (IO) and inverse IO securities.

 . Duration. As of October 31, the duration of the fund was 0.7 years, unchanged from a year earlier. Rather than attempting to make interest rate predictions, we seek to provide excess returns over a similar-duration U.S. Treasury security through sector weightings and security selection. During the period, we used financial futures as a tool to help manage the portfolio's duration.

 . Credit Quality. The fund invests exclusively in securities issued by the U.S. government and its agencies or instrumentalities, which are considered to be of the highest credit quality.

ARM Outlook: Seasoned ARMs Are Expected to Perform Well Relative to Other
Sectors

   Our outlook for the ARM sector is moderately constructive. Although spreads have tightened over the course of the year, we expect them to remain stable for the near term due to strong investor demand and limited supply. In addition, we believe that our core holding of seasoned ARMs should fare well relative to less seasoned issues if rates continue to decline and prepayments increase.

Distribution Policy

   During the 12-month period ended October 31, 1996, the fund's Institutional, Administration and Class A shares distributed $0.59, $0.57 and $0.57 per share, respectively.

   The fund distributes substantially all of its investment company taxable income. The dividend is set at the start of each month, based on the income the fund is expected to generate. However, because the fund invests primarily in mortgage securities that are subject to prepayments, we cannot precisely predict the amount of principal and interest that a portfolio will receive. Therefore, at times a portfolio may distribute amounts above or below current income levels. To date, however, our dividend policy has not affected the management of the fund nor significantly affected its net asset value (NAV) per share.

   In conclusion, we appreciate your investment in the GS Adjustable Rate Government Fund and will continue to seek attractive fixed income investments in the months ahead.

Sincerely,

/s/ Jonathan A. Beinner
    Jonathan A. Beinner

/s/ Peter D. Dion
    Peter D. Dion

/s/ James P. McCarthy
    James P. McCarthy

    Portfolio Managers
    GS Adjustable Rate Government Fund
    November 29, 1996




--------------------------------------------------------------------------------

Goldman Sachs Trust
--------------------------------------------------------------------------------
GS Adjustable Rate Government Fund
October 31, 1996


--------------------------------------------------------------------------------

In accordance with the requirements of the Securities and Exchange Commission, the following data is supplied for the periods ended October 31, 1996. The performance for the GS Adjustable Rate Government Fund based on a normal minimum initial investment, for each class, is compared to its benchmarks--the Lehman Brothers Mutual Fund Short (1-2) U.S. Government Index ("Lehman 1-2 Index") and the six month and one year U.S. Treasury Bills ("6-Month T-Bill / 1-Year T-Bill"). All performance data shown represents past performance and should not be considered indicative of future performance which will fluctuate as market conditions change. The investment return and principal value of an investment will fluctuate with changes in market conditions so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                         HYPOTHETICAL INVESTMENTS/(a)/

                             Institutional Shares

                           [LINE GRAPH APPEARS HERE]

             Institutional     Lehman Short (1-2)      One Year      Six Month
                Shares            Gov't Index           T-Bill         T-Bill
--------------------------------------------------------------------------------
  8/1/91        50,000              50,000              50,000         50,000
--------------------------------------------------------------------------------
10/31/91        51,047              51,581              51,179         50,870
--------------------------------------------------------------------------------
10/31/92        54,176              55,506              54,161         53,376
--------------------------------------------------------------------------------
10/31/93        56,414              58,368              56,198         55,197
--------------------------------------------------------------------------------
10/31/94        57,475              59,511              57,744         57,257
--------------------------------------------------------------------------------
10/31/95        61,355              64,343              61,766         60,819
--------------------------------------------------------------------------------
10/31/96        65,576              68,197              65,373         64,158
--------------------------------------------------------------------------------

                             Administration Shares

                           [LINE GRAPH APPEARS HERE]

            Administration     Lehman Short (1-2)      One Year      Six Month
                Shares            Gov't Index           T-Bill         T-Bill
--------------------------------------------------------------------------------
  5/1/93        50,000              50,000              50,000         50,000
--------------------------------------------------------------------------------
10/31/93        50,917              50,931              50,785         50,780
--------------------------------------------------------------------------------
10/31/94        51,747              51,931              52,182         52,675
--------------------------------------------------------------------------------
10/31/95        55,100              56,148              55,835         55,951
--------------------------------------------------------------------------------
10/31/96        58,742              59,511              59,096         59,023
--------------------------------------------------------------------------------

                                Class A Shares

                           [LINE GRAPH APPEARS HERE]

             Class A Shares     Class A Shares     Lehman Short (1-2)      One Year      Six Month
            (no sales charge)  (w/ sales charge)      Gov't Index           T-Bill         T-Bill
---------------------------------------------------------------------------------------------------
  6/1/95        10,000               9,850              10,000              10,000        10,000
---------------------------------------------------------------------------------------------------
10/31/95        10,222              10,069              10,277              10,260        10,246
---------------------------------------------------------------------------------------------------
10/31/96        10,898              10,735              10,893              10,859        10,809
---------------------------------------------------------------------------------------------------

                                               ---------------------------------
                                                Average Annual Total Return
                              --------------------------------------------------
                                  One Year     Five Year   Since Inception/(b)/
--------------------------------------------------------------------------------
Institutional Shares                6.86%        5.13%           5.32%
--------------------------------------------------------------------------------
Administration Shares               6.60%         N/A            4.69%
--------------------------------------------------------------------------------
Class A Shares
 excluding sales charge             6.60%         N/A            6.40%
--------------------------------------------------------------------------------
Class A Shares
 including sales charge             4.99%         N/A            5.29%
--------------------------------------------------------------------------------

/(a)/ For comparative purposes, initial investments are assumed to be made on the first day of the month following the commencement of operations.

/(b)/ The Institutional, Administration and Class A shares commenced operations
      July 17, 1991, April 15, 1993 and May 15, 1995, respectively.


--------------------------------------------------------------------------------

Statement of Investments
--------------------------------------------------------------------------------
GS Adjustable Rate Government Fund
October 31, 1996

--------------------------------------------------------------------------------
      Principal            Interest           Maturity
       Amount                Rate               Date              Value
================================================================================
Mortgage Backed Obligations--96.3%
Adjustable Rate Federal Home Loan Mortgage Corp.
   (FHLMC)(d)--25.6%
   $    409,475             7.33%             11/01/17        $     422,849
      1,443,341             7.54              12/01/18            1,482,297
      2,695,805             7.40              07/01/18            2,793,527
      1,799,007             7.69              01/01/19            1,857,314
     10,670,041             7.38              05/01/19           11,021,833
     20,341,589             7.58              11/01/19           21,218,921
      5,280,731             7.70              05/01/20            5,464,395
     19,004,192             7.42              06/01/20           19,698,985
     37,238,927             7.73              02/01/22/(a)/      38,845,042
      4,072,603             7.39              08/01/22            4,215,145
      2,234,941             7.56              08/01/22            2,331,334
      6,804,200             7.53              09/01/22            7,067,182
     17,808,242             7.61              11/01/22           18,565,092
     10,195,026             7.63              06/01/24           10,506,892
      3,045,972             7.31              12/01/24            3,122,121
      3,495,056             7.20              02/01/28            3,604,835
      4,584,605             7.09              07/01/29            4,671,987
      1,815,464             7.62              07/01/30            1,892,059
      2,055,859             7.39              05/01/31            2,110,462
--------------------------------------------------------------------------------
                                                               $160,892,272
--------------------------------------------------------------------------------
Adjustable Rate Federal National Mortgage Association
  (FNMA)(d)--55.4%

   $  1,138,394             7.80%             11/01/14        $   1,187,493
      6,190,161             6.54              03/01/17            6,277,194
      3,662,002             7.56              03/01/17            3,799,511
      4,221,326             6.21              03/01/18            4,247,709
      6,778,125             7.66              04/01/18            7,046,064
        874,932             7.63              05/01/18              901,180
      7,405,181             7.34              07/01/18            7,724,566
      5,249,737             7.41              07/01/18            5,456,472
      6,398,858             7.08              08/01/18            6,609,828
      3,972,504             7.64              08/01/18            4,143,838
      3,746,795             7.42              10/01/18            3,896,068
      6,780,326             7.41              11/01/18            7,009,162
      2,068,449             7.29              12/01/18            2,138,591
     13,495,001             7.67              12/01/18/(a)/      14,077,040
      3,484,080             7.27              06/01/19            3,597,870
      4,440,531             7.31              07/01/19            4,579,297
      1,698,502             7.34              07/01/19            1,755,826
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      Principal            Interest           Maturity
       Amount                Rate               Date              Value
================================================================================
Mortgage Backed Obligations(continued)
Adjustable Rate Federal National Mortgage Association
  (FNMA)(d)(continued)
   $  2,849,462             7.46%             01/01/20        $   2,942,526
      3,037,915             7.70              03/01/20            3,168,940
      8,771,533             7.40              07/01/20            9,055,204
      4,563,057             7.48              09/01/20            4,746,994
      4,953,382             7.53              02/01/21            5,167,022
      5,289,644             7.28              04/01/21            5,464,044
     74,489,219             7.51              09/01/21/(a)/      77,678,102
      4,088,820             7.95              11/01/21            4,210,095
     22,090,964             7.56              02/01/22           23,043,747
     14,611,569             7.68              06/01/22           15,112,892
      6,682,461             7.47              08/01/22            6,893,894
        759,290             7.48              08/01/22              776,511
     38,116,807             7.56              09/01/22/(a)/      39,760,785
      1,934,079             7.53              02/01/23            1,968,235
        277,701             6.22              12/01/23              276,574
     18,079,861             7.48              09/01/25           18,856,752
      2,565,500             7.33              10/01/27            2,653,702
      1,177,401             7.04              07/01/29            1,205,729
      3,288,252             7.59              04/01/30            3,376,640
      8,565,310             7.58              01/01/31            8,934,732
     28,276,177             6.09              02/01/31           28,161,376
--------------------------------------------------------------------------------
                                                             $  347,902,205
--------------------------------------------------------------------------------
Adjustable Rate Government National Mortgage Association
  (GNMA)(d) -- 2.2%

   $  1,527,707             6.50%             03/20/16        $   1,551,096
      1,806,135             7.12              08/20/17            1,839,711
      1,026,294             7.12              08/20/18            1,046,984
      8,886,125             6.00              11/20/25            9,040,211
--------------------------------------------------------------------------------
                                                             $   13,478,002
--------------------------------------------------------------------------------
Adjustable Rate Small Business Administration (SBA)(d)--7.8%

   $  1,416,469             6.75%             10/25/14        $   1,449,883
      2,562,866             6.75              02/25/15            2,624,144
      3,684,715             6.75              03/25/15            3,773,370
      2,839,268             6.75              04/25/15            2,907,581
      2,057,142             6.75              05/25/15            2,106,637
      1,036,764             6.75              08/25/15            1,062,040
      1,684,161             6.75              09/25/15            1,725,220
      2,069,161             6.75              10/25/15            2,119,917
      1,110,382             6.37              09/25/16            1,125,305
--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

Statement of Investments
--------------------------------------------------------------------------------
GS Adjustable Rate Government Fund (continued)
October 31, 1996

--------------------------------------------------------------------------------
    Principal             Interest              Maturity
     Amount                 Rate                  Date             Value
================================================================================
Mortgage Backed Obligations (continued)
Adjustable Rate Small Business Administration
    (SBA)(d)(continued)
$ 4,125,881                 6.37%              07/25/17     $  4,181,333
  9,019,837                 6.37               08/25/17        9,141,062
  4,040,857                 6.37               09/25/17        4,095,166
  3,577,478                 6.37               10/25/17        3,625,559
  8,937,943                 6.37               02/25/18        9,058,069
--------------------------------------------------------------------------------
                                                            $ 48,995,286
--------------------------------------------------------------------------------
Collateralized Mortgage Obligations-5.3%
Adjustable Rate CMOs(d)-1.8%
FNMA Remic Trust 1990-145, Class A
$ 11,024,778                6.51%              12/25/20     $ 11,025,439
--------------------------------------------------------------------------------
Inverse Floater(d)-0.0%
FNMA Remic Trust 1991-91, Class S
$    164,490               17.66%              07/25/98     $    174,261
--------------------------------------------------------------------------------
Inverse Floating Rate - Interest Only(d)-0.0%
FNMA Remic Trust 1992-157, Class SA
$2,002,645/(b)/            14.10%              03/25/04     $    168,743
--------------------------------------------------------------------------------
Inverse IOette-0.1%
FHLMC Series 1164, Class O
$   36,128/(b)/            29.44%              11/15/06     $    489,372
--------------------------------------------------------------------------------
IOette-0.1%
FNMA Remic Trust 1990-145, Class B
$   27,091/(b)/            10.00%              12/25/20     $    657,906
--------------------------------------------------------------------------------
Regular Floater CMOs(d)-1.4%
FHLMC Series 1011, Class F
$    8,872,813              6.34%              11/15/20     $  9,069,612
--------------------------------------------------------------------------------
Sequential Fixed Rate CMOs-0.4%
FNMA Remic Trust 1990-65, Class U
$     616,589               9.50%              11/25/06     $    619,475
FNMA Remic Trust 1991-37, Class E
    1,664,339               8.50%              04/25/05        1,679,418
--------------------------------------------------------------------------------
                                                            $  2,298,893
--------------------------------------------------------------------------------
Super Floater CMOs(d)-1.5%
FNMA Remic Trust 1992-157, Class FA
$   9,859,177(b)            1.22%              03/25/04     $  9,631,134
--------------------------------------------------------------------------------
Total Collateralized Mortgage Obligations                   $ 33,515,360
--------------------------------------------------------------------------------
Total Mortgage Backed Obligations
    (Cost $605,544,961)                                     $604,783,125
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    Principal             Interest              Maturity
     Amount                 Rate                  Date             Value
================================================================================
Repurchase Agreement-2.1%
Joint Repurchase Agreement Account
$  13,000,000               5.58%              11/01/96/(a)/$ 13,000,000
--------------------------------------------------------------------------------
Total Repurchase Agreement
    (Cost $13,000,000)                                      $ 13,000,000
--------------------------------------------------------------------------------
Total Investments
    (Cost $618,544,961/(c)/)                                $617,783,125
================================================================================
Futures contracts open at October 31, 1996:

                                     Number of
                                     Contracts
                                       Long            Settlement        Unrealized
        Type                        (Short)(e)            Month         Gain (Loss)
---------------------------------  -------------  ------------------- ----------------
1-Month Libor                            45         November 1996          $4,500
Euro Dollars                            365         December 1996         309,500
Euro Dollars                            280         March 1997             95,000
Euro Dollars                             55         June 1997              28,000
5-Year U.S. Treasury Notes              67         December 1996           9,766
10-Year U.S. Treasury Notes           (270)        December 1996        (302,812)
                                                                      ----------------
                                                                         $143,954
======================================================================================

Federal Income Tax Information:
Gross unrealized gain for investments in which value
    exceeds cost                                                         $  2,404,589
Gross unrealized loss for investments in which cost
    exceeds value                                                          (3,318,600)
--------------------------------------------------------------------------------------
Net unrealized gain                                                      $   (914,011)
======================================================================================

(a) Portions of these securities are being segregated for futures margin requirements.
(b) Represents security with notional or nominal principal amount. The actual effective yield of this security is different than the stated rate due to the amortization of related premiums.
(c)  The aggregate costs for federal income tax purposes is $618,697,136.
(d) Variable rate security. Coupon rate disclosed is that which is in effect at October 31, 1996.
(e) Each Euro Dollar contract represents $1,000,000 in notional par value. Each Libor contract represents $3,000,000 in notional par value. Each 5-Year and 10-Year U.S. Treasury Note and U.S. Treasury Bond contract represents $100,000 in notional par value. The total notional amount and market value are $879,000,000 and $200,909,125, respectively. The determination of notional amounts and market value as presented here are indicative only of volume of activity and not a measure of market risk.

The percentages shown for each investment category reflect the value of investments in that category as a percentage of total net assets.

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Letter to Shareholders
--------------------------------------------------------------------------------
GS Short Duration Government Fund


--------------------------------------------------------------------------------
Investment Objective

     The GS Short Duration Government Fund's primary objective is to provide a high level of current income by investing in a portfolio that consists of securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, including mortgage-backed securities as well as repurchase agreements collateralized by such instruments. Under normal interest rate conditions, the fund's duration is expected to be within one-half year of its benchmark, the two-year U.S. Treasury security.

Performance Review

     During the period under review, the fund's Institutional, Administration and Service shares all outperformed the two-year U.S. Treasury security, primarily due to our emphasis on and the favorable performance of mortgage-backed security investments, as well as our ability to identify relative value within the sector. In addition, the portfolio's term structure, which overweighted one- and three-year maturity securities, also contributed to performance when the yield curve steepened.

     During the period, the net asset values (NAVs) of the fund's Institutional and Administration shares (which opened February 28, 1996) were nearly unchanged while the NAV of the fund's Service shares (which opened April 10, 1996) rose $0.10 as interest rates stabilized and subsequently declined.



--------------------------------------------------------------------------------
Performance Summary
--------------------------------------------------------------------------------
                           Institutional      Administration*        Service*
                           (10/31/95-           (2/28/96-            (4/10/96-
                            10/31/96)           10/31/96)            10/31/96)
                            --------            --------             --------
Total Return (based on net     6.75%              4.00%                 4.35%
  asset value
--------------------------------------------------------------------------------
  Return From Monthly          6.65%              4.10%                 3.32%
    Distributions
--------------------------------------------------------------------------------
  Return From Price            0.10%             -0.10%                 1.03%
    Depreciation/
    Appreciation
--------------------------------------------------------------------------------
Total Return of Two-Year       5.64%              3.61%                 3.71%
  U.S. Treasury
--------------------------------------------------------------------------------
NAV (10/31/96)                 $9.83              $9.85                 $9.82
--------------------------------------------------------------------------------
NAV Change                    +$0.01             -$0.01                +$0.10
--------------------------------------------------------------------------------

* New share class opened during the period.

     The fund performed well compared with its peers. The Institutional shares ranked in the top 10% of short-intermediate U.S. government funds (fifth out of 88) based on total return for the 12-month period ended October 31, 1996, according to Lipper Analytical Services, Inc. (The Administration and Service shares were not ranked for this period because they were in existence less than 12 months. Please note that Lipper rankings do not take sales charges into account and that past performance is not a guarantee of future results.)

Portfolio Composition and Investment Strategies

     The fund significantly reduced its allocation in U.S. Treasuries in favor of collateralized mortgage obligations (CMOs), which offered more attractive return potential according to our analysis. This strategy proved successful as mortgage-backed securities outperformed comparable-duration Treasuries.

Portfolio Composition as of October 31, 1996*


                           [PIE CHART APPEARS HERE]

         Repos/Cash Equivalents                     1.1%
         Fixed Rate Mortgage
          Pass-Throughs                             7.2%
         U.S. Treasuries                           15.8%
         ARMs                                      19.0%
         CMOs                                      56.9%

* The percentages shown are of total portfolio investments that have settled and include an offset to cash equivalents relating to unsettled trades. These percentages may differ from those in the accompanying Statement of Investments, which reflect portfolio holdings as a percentage of net assets.

--------------------------------------------------------------------------------

Letter to Shareholders
--------------------------------------------------------------------------------
GS Short Duration Government Fund (continued)


--------------------------------------------------------------------------------
 . CMOs. During the period, we more than doubled the portfolio's allocation in collateralized mortgage obligations, with most of the increase occurring from February through April. As of October 31, 56.9% of the portfolio was invested in CMOs, of which 24.7% were sequential-pay CMOs (up from 10.4% last year) and 17.0% were planned amortization class (PAC) CMOs (up from 1.9% last year).
These sectors were favored for their relatively stable cash flows and incremental yields over Treasuries, and they performed well during the period. Though the CMO sector was fairly valued relative to equal-duration Treasuries from January through the end of the period, our extensive research enabled us to identify specific securities that presented attractive investment opportunities.

 . ARMs. Adjustable rate mortgage securities (ARMs) accounted for 19.0% of the portfolio as of October 31, down from 23.7% last year. We focused on seasoned securities indexed to the one-year Constant Maturity Treasury (CMT), which offered attractive income stability and low relative prepayment risk. A high level of mortgage refinancing adversely impacted the sector in November and December of 1995 when rates had eased, but ARMs strengthened when rates started to rise during the first quarter of 1996 and prepayment fears faded.

 . U.S. Treasuries and Repurchase Agreements/Cash Equivalents. The portfolio's position in U.S. Treasuries was cut to 15.8%, down from 37.1% a year ago, as we identified securities in other sectors that offered higher incremental yield. In addition, repurchase agreements/cash equivalents were reduced to 1.1% from 4.7% a year ago.

 . Fixed Rate Mortgage Pass-Throughs. Fixed rate pass-throughs, a 7.2% allocation, offered more attractive yield spreads than most of the other high-credit quality fixed income sectors. During the period under review, the technical balance of the pass-through market strengthened, with investor demand improving as prepayments and supply slowed from the high levels experienced last November. We continued to emphasize seasoned premium mortgages because they typically have lower prepayment risk than recently issued mortgages.

 . Issuer Composition. The breakdown of the portfolio's mortgage-backed security holdings by issuer was 37.8% in Federal National Mortgage Association (FNMA) issues, 36.0% in Federal Home Loan Mortgage Corporation (FHLMC) issues and 9.2% in Government National Mortgage Association (GNMA) issues.

 . Credit Quality. The fund invests exclusively in issues of the U.S. government and its agencies or instrumentalities.

 . Prudent Use of Derivatives. Sequential-pay CMOs and PAC CMOs, which are typically considered to be lower risk derivatives, represented 24.7% and 17.0% of the portfolio, respectively, as noted earlier. Other derivative investments included CMO floaters (10.0%), which are securities whose coupons reset upward as interest rates rise, and inverse floaters (3.2%), which have coupons that reset in the opposite direction from interest rates. When floaters are held along with inverse floaters, they can produce a position with a similar risk profile as a fixed rate pass-through but provide a higher yield. The fund also held a small position (1.3%) in PAC interest-only securities (IOs). We invest in such higher risk derivatives very sparingly in an effort to enhance returns without taking undue risk. In addition, we used futures as a tool to help manage the portfolio's duration.

Market Outlook
   In general, we have a cautiously optimistic view of the mortgage-backed securities market in the near term. In the ARM sector, we expect spreads to remain stable due to strong investor demand and limited supply. Given the environment of declining rates for the past few months, we will continue to emphasize seasoned one-year CMT
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
GS Short Duration Government Fund (continued)


-------------------------------------------------------------------------------
ARMs due to the relative prepayment stability that these securities offer. Though we have a neutral outlook for the CMO market, we continue to find areas that offer attractive investment opportunities. In the mortgage pass-through market, we believe the recent widening of yield spreads during September and October has been somewhat overdone, but we will remain vigilant to an increase in prepayments that may result from a further decline in interest rates. We will continue to actively allocate the portfolio's assets among the various fixed income sectors as their relative value changes throughout the coming year.

Distribution Policy

      During the period under review, the fund's Institutional shares paid out distributions of $0.63 per share. From their inceptions through October 31, 1996, the fund's Administration and Service shares distributed $0.39 per share and $0.32 per share, respectively. (The Administration shares opened on February 28, 1996 and the Service shares opened on April 10, 1996.) The fund distributes substantially all of its investment company taxable income, as required by tax law.

      We thank you for your support and look forward to continuing to meet your investment needs in the future.

Sincerely,

/s/Jonathan A. Beinner

Jonathan A. Beinner


/s/James B. Clark

James B. Clark

Portfolio Managers
GS Short Duration Government Fund
November 29, 1996

Goldman Sachs Trust
--------------------------------------------------------------------------------
GS Short Duration Government Fund

October 31, 1996


--------------------------------------------------------------------------------

In accordance with the requirements of the Securities and Exchange Commission, the following data is supplied for the periods ended October 31, 1996. The performance for the GS Short-Term Government Fund based on the Fund's normal minimum initial investment of $50,000, is compared to its benchmarks, the U.S. 2-Year Treasury Bill ("2-Year T-Bill") and the Lehman Brothers Mutual Fund Short (1-3) U.S. Government Index ("Lehman Short (1-3) Gov't Index"). All performance data shown represents past performance and should not be considered indicative of future performance which will fluctuate as market conditions change. The investment return and principal value of an investment will fluctuate with changes in market conditions so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                        HYPOTHETICAL $50,000 INVESTMENT

                             [CHART APPEARS HERE]

                           Institutional Shares(a)

          Institutional Shares   2-Year\r T-Bill        Lehman Short (1-3)rGov't
  9/1/88                  50,000                 50,000         50,000
10/31/88                  51,283                 51,057         51,091
10/21/89                  55,940                 55,412         55,919
10/31/90                  60,543                 59,876         60,861
10/31/91                  67,161                 66,615         67,699
10/31/92                  71,365                 72,161         73,208
10/31/93                  75,326                 76,335         77,446
10/31/94                  76,072                 77,058         78,339
10/31/95                  82,895                 84,009         85,256
10/31/96                  88,507                 88,756         90,346


                             Administration Shares

                             [CHART APPEARS HERE]


           Administration Shares  2-Year\rT-Bill       Lehman Short (1-3)rGov't
 2/28/96                  50,000                50,000                   50,000
10/31/96                  52,000                51,805                   51,760

                                Service Shares
                             [CHART APPEARS HERE]

            Service Shares        2-Year\rT-Bill       Lehman Short (1-3)rGov't
 4/10/96                  50,000                50,000                   50,000
10/31/96                  52,175                51,855                   52,110


                     -----------------------------------------------------------
                                 Average Annual Total Return
                     -----------------------------------------------------------
                        One Year      Five Year           Since Inception(b)
--------------------------------------------------------------------------------
Institutional shares     6.75%          5.6%                    7.24%
--------------------------------------------------------------------------------
Administrative shares    N/A            N/A                     4.00(c)
--------------------------------------------------------------------------------
Service shares           N/A            N/A                     4.35(c)
--------------------------------------------------------------------------------

/a/ For comparative purposes, initial investments are assumed to be made on the first day of the month following the Fund's commencement of operations.
/b/ The Institutional, Administration and Service shares commenced operations
    August 15, 1988, February 28, 1996 and April 10, 1996, respectively.
/c/ An aggregate total return (not annualized) is shown instead of an average annual total return since the Administration and Service shares have not completed a full twelve months of operations.



--------------------------------------------------------------------------------

Statement of Investments
--------------------------------------------------------------------------------
GS Short Duration Government Fund
October 31, 1996

--------------------------------------------------------------------------------
Principal                  Interest        Maturity
 Amount                      Rate            Date                Value
================================================================================
Mortgage Backed Obligations--82.4%

Adjustable Rate Federal Home Loan Mortgage Corp.
   (FHLMC)(a)--14.2%

$  1,208,677                 6.00%         11/15/16        $   1,198,196
   1,941,838                 7.54          12/01/18/(b)/       1,994,248
   8,544,958                 7.73          02/01/22/(b)/       8,913,502
   2,234,941                 7.56          08/01/22            2,331,334
--------------------------------------------------------------------------------
                                                           $  14,437,280
--------------------------------------------------------------------------------
Adjustable Rate Federal National Mortgage Association
   (FNMA)(a)--6.2%

$    389,769                 9.00%         12/01/97        $     402,558
   2,732,146                 7.80          11/01/14/(b)/       2,849,984
   3,025,230                 7.48          08/01/22/(b)/       3,093,842
--------------------------------------------------------------------------------
                                                           $   6,346,384
--------------------------------------------------------------------------------
Fixed Rate Federal National Mortgage Association (GNMA)--3.5%

$  1,093,610                 6.00%         06/01/09/(b)/   $   1,065,244
   2,058,384                 6.00          10/01/09/(b)/       2,004,994
     540,970                 6.00          10/01/08/(b)/         526,938
--------------------------------------------------------------------------------
                                                           $   3,597,176
--------------------------------------------------------------------------------
Fixed Rate Government National Mortgage Association--3.3%

$  3,040,068                10.00%         12/15/17/(b)/   $   3,338,359
--------------------------------------------------------------------------------
Collateralized Mortgage Obligations (CMOs)--55.3%
Inverse Floater(a)--5.7%
FHLMC Series 1296, Class J
$    890,613                11.93%         07/15/99/(b)/   $     948,502

FHLMC Series 1325, Class B
   2,416,565                 6.06          07/15/97/(b)/       2,421,833

FHLMC Series 1325, Class C
   1,028,325                 7.56          07/15/97/(b)/       1,034,598

FNMA Remic Trust 1991-127, Class S
     144,496                12.98          09/25/98              153,084

FNMA Remic Trust, Series 1992-62, Class S
   1,212,115                10.00          05/25/99            1,241,097
--------------------------------------------------------------------------------
                                                           $   5,799,114
--------------------------------------------------------------------------------
Inverse Floating Rate - Interest Only(a)--0.3%
FHLMC Series 1684, Class JD
$  2,801,277(c)              3.66%         08/15/20/(b)/   $     199,759
FNMA Remic Trust 1993-110, Class SC
   2,597,458(c)              3.46          04/25/19/(b)/         126,990
--------------------------------------------------------------------------------
                                                           $     326,749
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Principal                  Interest        Maturity
 Amount                      Rate            Date                Value
--------------------------------------------------------------------------------
Mortgage Backed Obligations (continued)
Collateralized Mortgage Obligations (continued)
Planned Amortization Class (PAC CMOs)--11.1%
FHLMC Series 1584, Class E
$  3,000,000                 5.75%         10/15/16/(b)/   $   2,954,040
FNMA Remic Trust 1992-138, Class C
   2,350,000                 6.00          12/25/18/(b)/       2,325,020
GNMA Remic Trust 1996-6, Class PB
   6,000,000                 6.50          06/16/09            6,038,400
--------------------------------------------------------------------------------
                                                           $  11,317,460
--------------------------------------------------------------------------------
Planned Amortization Class Interest-Only (PAC IO) CMOs--0.6%
FHLMC Series 1552, Class JE
$ 10,552,245/(c)/            7.00%         02/15/14/(b)/   $     590,926
--------------------------------------------------------------------------------
Planned Amortization Class Ioette CMOs--0.5%
FNMA Remic Trust 1992-198, Class K
$     42,908/(c)/           16.00%         12/25/15        $     547,555
--------------------------------------------------------------------------------
Regular Floater (a)--9.9%
FHLMC Series 1684, Class F
$  5,000,000                 5.75%         08/15/20/(b)/   $   4,818,750
FHLMC Series 1684, Class JC
   2,801,277                 5.34          08/15/20/(b)/       2,737,352
FNMA Remic Trust 1993-110, Class FC
   2,597,459                 5.54          04/25/19/(b)/       2,565,796
--------------------------------------------------------------------------------
                                                           $  10,121,898
--------------------------------------------------------------------------------
Sequential Fixed Rate CMOs--27.1%
FHLMC Series 1033, Class G
$  2,000,000                 8.00%         01/15/06/(b)/   $   2,095,620
FHLMC Series 1296, Class I
   2,493,715                 5.24          07/15/99/(b)/       2,481,546
FHLMC Series 174, Class Z
   3,757,885                10.00          08/15/21            4,189,703
FNMA Remic Trust 1988-12, Class A
   4,076,171                10.00          02/25/18/(b)/       4,350,090
FNMA Remic Trust 1988-12, Class B
   3,218,030                 4.47          02/25/18/(b)/       3,081,585
FNMA Remic Trust 1989-12, Class X
   1,955,861                10.00          12/25/14/(b)/       2,021,246
FNMA Remic Trust 1989-18, Class B
   1,312,493                 9.50          01/25/04            1,359,730

--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

Statement of Investments
--------------------------------------------------------------------------------
GS Short Duration Government Fund (continued)

October 31, 1996


--------------------------------------------------------------------------------
          Principal        Interest        Maturity
           Amount            Rate            Date              Value
================================================================================
Mortgage Backed Obligations(continued)
Collateralized Mortgage Obligations(continued)
Sequential Fixed Rate CMOs (continued)
      $   4,628,657          7.75%         10/25/18 (b)    $   4,699,707
FNMA Remic Trust 1992-44, Class CA
          3,000,000         12.00          08/25/20/(b)/       3,394,800
--------------------------------------------------------------------------------
                                                           $  27,674,027
--------------------------------------------------------------------------------
Total Collateralized Mortgage Obligations                  $  56,377,729
--------------------------------------------------------------------------------
Total Mortgage Backed Obligations
   (Cost $83,545,715)                                      $  84,096,928
--------------------------------------------------------------------------------
U.S. Treasury Obligations--15.7%
United States Treasury Notes
      $   5,150,000          5.88%         04/30/98        $   5,166,068
         10,900,000          5.13          06/30/98/(b)/      10,804,620
--------------------------------------------------------------------------------
Total U.S. Treasury Obligations
   (Cost $15,894,705)                                      $  15,970,688
--------------------------------------------------------------------------------
Repurchase Agreement--1.0%
Joint Repurchase Agreement Account
      $   1,000,000          5.58%         11/01/96/(b)/   $   1,000,000
--------------------------------------------------------------------------------
Total Repurchase Agreement
   (Cost $1,000,000)                                       $   1,000,000
--------------------------------------------------------------------------------
Total Investments
   (Cost $100,440,420(d))                                  $ 101,067,616
================================================================================
Futures contracts open at October 31, 1996 are as follows:

                             Number of
                             Contracts
                                Long            Settlement        Unrealized
          Type               (Short)(e)           Month           Gain (Loss)
-------------------------  --------------  ------------------  ----------------
Euro Dollars                     40          December 1996         $28,000
Euro Dollars                     29          March 1997             34,650
Euro Dollars                     37          June 1997              38,950
Euro Dollars                     47          September 1997         68,625
Euro Dollars                     45          December 1997          80,375
Euro Dollars                     35          March 1998             25,250
Euro Dollars                     20          June 1998               9,000
2 Year U.S. Treasury Notes       71          December 1996          87,859
5 Year U.S. Treasury Notes      (89)         December 1996        (173,203)
10 Year U.S. Treasury Notes     (44)         December 1996        (131,781)
20 Year U.S. Treasury Notes      (7)         December 1996         (34,844)
                                                                 --------------
                                                                   $32,881
-------------------------------------------------------------------------------


--------------------------------------------------------------------------------

================================================================================
Federal Income Tax Information:
Gross unrealized gain for investments in which
   value exceeds cost                                              $    826,961
Gross unrealized loss for investments in which
   cost exceeds value                                                  (213,881)
--------------------------------------------------------------------------------
Net unrealized gain                                                $    613,080
================================================================================
/(a)/Variable rate security. Coupon rate disclosed is that which is in effect at
     October 31, 1996.
/(b)/Portions of these securities are being segregated for futures margin requirements.
/(c)/Represents security with notional or nominal principal amount. The actual effective yield of this security is different than the stated rate due to the amortization of related premiums.
/(d)/The aggregate cost for federal income tax purposes is $100,454,536. /(e)/Each Euro Dollar contract represents $1,000,000 in notional par value. Each
     2-Year U.S. Treasury Note contract represents $200,000 in notional par value. Each 5-Year U.S. Treasury Note, 10-Year U.S. Treasury Note, and 20-Year U.S. Treasury Note contract represents $100,000 in notional par value. The total notional amount and market value are $253,200,000 and $89,469,788, respectively. The determination of notional amounts and market value as presented here are indicative only of volume of activity and not a measure of market risk.

The percentages shown for each investment category reflect the value of investments in that category as a percentage of total net assets.

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Letter to Shareholders
--------------------------------------------------------------------------------
GS Short Duration Tax-Free Fund




--------------------------------------------------------------------------------
Investment Objective
      The GS Short Duration Tax-Free Fund seeks to provide a high level of current income exempt from regular federal income tax, consistent with relatively low principal volatility, through investments in municipal securities rated single-A or better or deemed to be of comparable quality. Under normal interest rate conditions, the fund's duration will be within one-half year of its benchmark, the Lehman Brothers Three-Year Municipal Bond Index. The fund's approximate interest rate sensitivity is comparable to that of a three-year bond.

After a Weak Start, the Municipal Bond Market Strengthened
      The municipal bond market outperformed Treasuries during the 12-month period under review, though both markets came under pressure when rates rose during the first half of 1996. The average price of a three-year municipal bond (as calculated from data provided by Municipal Market Data, an independent municipal market information provider) fell slightly (0.14%), while yields rose from 4.10% on October 31, 1995 to 4.15% on October 31, 1996.
      The municipal bond market began the period under review on a weak note. Tax reform uncertainty impacted investor demand during November and December 1995, while municipal bond supply was high due to seasonably heavy year-end issuance. The market environment improved during January and February 1996, when fading tax reform concerns helped to revive investor interest in the sector and issuance declined. From March through the end of the period, the market's technical balance was generally healthy, though occasional spikes in supply periodically overwhelmed demand and briefly impacted performance. The largest of these surges occurred in June when supply rose to its highest level since late 1995, but subsequently both new issuance and secondary supply fell dramatically from July through September.
      On the demand side, interest in municipal bonds was generally stable until late summer and early fall. Demand from individual investors (who control approximately 65% of municipal bond ownership either through mutual funds or direct investment) began to decline when interest rates declined and municipal yields fell below the psychologically significant 6% level. In addition, property/casualty companies (which control approximately 10% of municipal bond ownership) also dropped out of the market because the sector had become somewhat unattractive relative to Treasuries. The supply drought finally abated in October when many issuers sought to take advantage of lower interest rates, and a continued weakness in demand caused municipals to underperform taxable bonds for the month.

Municipal Bond Yield Curve

                           [LINE GRAPH APPEARS HERE]

The yield curve steepened at the short end and shifted downward at the longer end.

Performance Review
      The performance of the fund's Institutional shares was in line with the benchmark, the Lehman Brothers Three-Year Municipal Bond Index (the "Index"), for the 12-month period ended October 31, 1996. The Administration and Service shares also performed well, but slightly lagged the benchmark.

--------------------------------------------------------------------------------

Letter to Shareholders
--------------------------------------------------------------------------------
GS Short Duration Tax-Free Fund (continued)


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Performance Summary:                         October 31, 1995 - October 31, 1996
--------------------------------------------------------------------------------
                                                             Lehman Brothers
                            Institu-  Adminis-                    3-Year
                             tional   tration    Service   Municipal Bond Index
                            --------  --------   -------   ---------------------
Total Return (based on net    4.50%    4.24%      3.98%            4.51%
   asset value)
--------------------------------------------------------------------------------
   Return From                4.30%    4.04%      3.78%              NA
      Monthly
      Distributions
--------------------------------------------------------------------------------
   Return From Price          0.20%    0.20%      0.20%              NA
      Appreciation
--------------------------------------------------------------------------------
NAV (as of 10/31/96)         $9.96    $9.96      $9.97               NA
--------------------------------------------------------------------------------
NAV Change                  +$0.02   +$0.02     +$0.02               NA
--------------------------------------------------------------------------------

      The fund's positive performance during the period was primarily due to our emphasis on higher yielding revenue bonds, as well as successful selection of specific securities and relative value trades. As always, we did not make any bets on the direction of interest rates, but rather kept the fund's duration in line with the Index, occasionally using Treasury futures to actively manage sector allocation.
      In our search for incremental yield, we focused on three types of bonds. The first category was relatively generic, highly liquid securities; the second included slightly less liquid issues such as insured hospital bonds and letter-of-credit-backed debt; and the last area was "story" bonds, such as uninsured hospital and electric utility issues and multifamily housing revenue bonds, whose value is often unrecognized by the market because they are unique or generally not well understood. We identified attractive investment opportunities for the third category through our extensive credit analysis.
      We are pleased to report that the fund's Institutional shares ranked first out of 26 funds in Lipper Analytical Services, Inc.'s short-intermediate municipal debt category for the 12-month period ended October 31, 1996 based on total return. (Lipper did not rank the fund's Administration and Service shares. Please note that Lipper rankings do not take sales charges into account and that past performance is not a guarantee of future results.) In addition, as of October 31, 1996, the fund's Institutional shares were rated "five stars" by Morningstar, Inc., its highest rating./1/

Portfolio Composition and Investment Strategies:
Revenue Bonds Dramatically Increased

  Portfolio Composition as of October 31, 1996*

                           [PIE CHART APPEARS HERE]

                           General Obligations 3.0%
                        Variable Rate Demand Notes 4.7%
                       Insured General Obligations 12.6%
                          Insured Revenue Bonds 24.2%
                              Revenue Bonds 55.5%

* The percentages shown are of total portfolio investments that have settled and include an offset to cash equivalents relating to unsettled trades. These percentages may differ from those in the accompanying Statement of Investments, which reflect portfolio holdings as a percentage of net assets.


----------------------------
1 Source: (C) 1996 Morningstar, Inc. All rights reserved. Morningstar proprietary ratings reflect historical risk-adjusted performance as of 10/31/96. The ratings are subject to change every month. Past performance is no guarantee of future results. Morningstar ratings are calculated from a fund's three-, five-, and ten-year average annual returns (where applicable) in excess of 90-day Treasury bill returns with appropriate fee and sales charge adjustments and a risk factor that reflects fund performance below 90-day Treasury bill returns. The one-year rating is calculated using the same methodology, but is not a component of the overall rating. The fund's Institutional shares received five stars and were rated among 1,038 municipal bond funds for the three-year period. For the one-year period, the Institutional shares received five stars and were rated among 1,728 municipal bond funds. 10% of the funds receive the five-star rating. The Morningstar rating applies only to the fund's Institutional shares; the fund's Administration and Service shares have not been rated. Administration and Service shares are subject to additional fees that may have the effect of lowering performance and may affect any future Morningstar rating. Morningstar rates funds against their peers in the same category. In all, there are five Morningstar categories (domestic equity, international equity, fixed income, municipal and hybrid). Morningstar ratings range from five stars (highest) to one star (lowest). Funds with five-star ratings are in the top 10% of their category, four-star ratings in the next 22.5%, three stars the next 35%, two stars the next 22.5% and one star the lowest 10% of their categories.
--------------------------------------------------------------------------------

Letter to Shareholders
--------------------------------------------------------------------------------
GS Short Duration Tax-Free Fund (continued)


--------------------------------------
 .     Revenue Bonds. As of October 31, the portfolio's combined position in insured and uninsured revenue bonds was significantly overweighted compared with the Index, 79.7% versus 35.8%. We substantially increased the portfolio's total revenue bond allocation (from 29.2% a year ago) because our emphasis on credit analysis enabled us to identify attractive revenue bonds that offered higher incremental yield than was available from general obligation bonds. (Revenue bonds pay interest and principal out of a specific revenue stream, such as sales taxes, hospital charges, tolls, electric rates and airport fees.)

 .     General Obligation (GO) Bonds. The fund's allocation in insured and uninsured GO bonds was dramatically cut during the period to 15.6% of the portfolio, down from 51.0% a year ago and significantly underweighted versus the Index's 55.5%. GOs are backed by the general taxing power of a municipality and are typically higher credit quality but lower yielding than revenue bonds.

 .     Variable Rate Demand Notes (VRDNs). VRDNs are high-quality cash equivalents that we used to manage the portfolio's excess liquidity. VRDNs were a 4.7% position, down from 10.0% a year ago.

 .     Pre-refunded Bonds. Over the course of the year, we trimmed the fund's holdings in pre-refunded bonds (9.8% as of October 31, 1995). In October, we sold the fund's remaining position in the sector in favor of revenue bonds that offered more attractive yields.


 .     Duration. As of October 31, the fund's duration was in line with that of the Index at 2.7 years.

 .     Credit Quality. During the year, the fund's credit quality allocations shifted. We reduced the portfolio's allocation in triple-A-rated GOs in favor of single-A-rated revenue bonds, which allowed us to maintain the fund's targeted double-A-rated average credit quality and liquidity while achieving higher overall yields. We structured the portfolio's credit-quality allocation like a "barbell," emphasizing higher credit quality securities in the four- to five-year maturity range and lower relative credit quality securities in the one- to three-year maturity range. As of October 31, more than half of the portfolio was invested in triple-A-rated bonds (52.7%), while double-A- and single-A-rated securities accounted for 20.1% and 27.2%, respectively.

Market Outlook
      We have a bullish long-term outlook for municipal bond supply, since new money issuance (bonds issued for purposes other than refunding older debt) tends to be stable and grows at the same rate as GDP. In addition, we do not anticipate a significant increase in refunding unless interest rates drop substantially. On the demand side, investor interest is likely to remain healthy, as we believe that two to four more years of divided government (a Democratic president and a Republican-controlled Congress) should avert any significant tax reform that would threaten municipal bonds' tax-exempt status.

Distribution Policy
      Dividends are declared daily and paid on a monthly basis. During the 12-month period ended October 31, 1996, the fund's Institutional, Administration and Service shares paid out monthly distributions totaling approximately $0.42, $0.39 and $0.37 per share, respectively. The fund intends to distribute substantially all of its investment company tax-exempt income, as required by tax law.

--------------------------------------------------------------------------------

Letter to Shareholders
--------------------------------------------------------------------------------
GS Short Duration Tax-Free Fund (continued)



--------------------------------------------------------------------------------
      We value your continued confidence in the GS Short Duration Tax-Free Fund and look forward to reporting on the fund's progress in the coming year.

Sincerely,

/s/ Benjamin S. Thompson

Benjamin S. Thompson

/s/ Elisabeth Schupf Lonsdale

Elisabeth Schupf Lonsdale

Portfolio Managers
GS Short Duration Tax-Free Fund
November 29, 1996


--------------------------------------------------------------------------------

Goldman Sachs Trust
--------------------------------------------------------------------------------
GS Short Duration Tax-Free Fund

October 31, 1996

--------------------------------------------------------------------------------

In accordance with the requirements of the Securities and Exchange Commission, the following data is supplied for the periods ended October 31, 1996. The performance for the GS Short Duration Tax-Free Fund based on the Fund's normal minimum initial investment of $50,000, is compared to its benchmark, the Lehman Brothers 3-Year Municipal Bond Index ("3-Year Bond Index"). All performance data shown represents past performance and should not be considered indicative of future performance which will fluctuate as market conditions change. The investment return and principal value of an investment will fluctuate with changes in market conditions so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                     HYPOTHETICAL $50,000 INVESTMENT/(a)/


                          [GRAPH APPEARS HERE]
                          Institutional Shares


                       Institutional Shares         3yr Bond Index
--------------------------------------------------------------------------------
 10/1/92                                50000                  50000
--------------------------------------------------------------------------------
10/31/92                                49830                  49805
--------------------------------------------------------------------------------
10/31/93                                53333                  53102
--------------------------------------------------------------------------------
10/31/94                                53424                  53825
--------------------------------------------------------------------------------
10/31/95                                56618                  58023
--------------------------------------------------------------------------------
10/31/96                                59172                  60646
--------------------------------------------------------------------------------

                             [GRAPH APPEARS HERE]
                             Administration Shares


                       Admin                        3yr Bond Index
--------------------------------------------------------------------------------
  6/1/93                                50000                  50000
--------------------------------------------------------------------------------
10/31/93                                51088                  51144
--------------------------------------------------------------------------------
10/31/94                                51031                  51840
--------------------------------------------------------------------------------
10/31/95                                53971                  55884
--------------------------------------------------------------------------------
10/31/96                                56265                  58410
--------------------------------------------------------------------------------

                             [GRAPH APPEARS HERE]
                                Service Shares


                       Service                      3yr Bond Index
--------------------------------------------------------------------------------
10/1/94                                 50000                  50000
--------------------------------------------------------------------------------
10/31/94                                49810                  49880
--------------------------------------------------------------------------------
10/31/95                                52594                  53771
--------------------------------------------------------------------------------
10/31/96                                54693                  56201
--------------------------------------------------------------------------------


                               ------------------------------------
                                 Average Annual Total Return
                               ------------------------------------
                                  One Year     Since Inception/(b)/
        -----------------------------------------------------------
        Institutional Shares       4.50%            4.21%
        -----------------------------------------------------------
        Administration Shares      4.24%            3.51%
        -----------------------------------------------------------
        Service Shares             3.98%            4.36%
        -----------------------------------------------------------

/(a)/For comparative purposes, initial investments are assumed to be made on the first day of the month following the commencement of operations of the Administration and Service share classes.

/(b)/The Institutional, Administration and Service shares commenced operations
     October 1, 1992, May 20, 1993 and September 20, 1994, respectively.

--------------------------------------------------------------------------------

Statement of Investments
--------------------------------------------------------------------------------
GS Short Duration Tax-Free Fund
October 31, 1996

--------------------------------------------------------------------------------
Principal          Interest          Maturity
 Amount              Rate              Date            Value
--------------------------------------------------------------------------------
Debt Obligation--98.2%

Alabama--2.8%
Selma, AL IDA for International Paper Co. PCRB (A-/A3)
$1,000,000           4.15%            07/15/08        $1,000,000
--------------------------------------------------------------------------------
Arkansas--3.8%
West Memphis, AR Public Utility System RB (MBIA) (NR/Aaa)
$1,310,000           5.25%(e)         12/01/00        $1,344,388
--------------------------------------------------------------------------------
Colorado--4.2%
Municipal Sub District of Northern Colorado Water Conservation Co.
 RB(AMBAC)(AAA/Aaa)
$1,435,000           5.75%            12/01/01        $1,508,845
--------------------------------------------------------------------------------
Connecticut--4.3%
Connecticut State Resource Recovery Authority Series A RB (AA-/NR)
$1,500,000           5.60%            11/15/99        $1,546,185
--------------------------------------------------------------------------------
Illinois--4.4%
Chicago, IL GO (MBIA) (AA/Aaa)
$1,500,000           5.40%            10/31/00        $1,547,670
--------------------------------------------------------------------------------
Kentucky--7.5%
Jefferson County, KY Trust Certificates (A+/NR)RB
$1,145,000           5.25%            03/01/99        $1,163,904
Pendleton County, KY LOC (Self Insurance)(NR/VMIG1)
 1,500,000           4.25             07/01/01         1,503,045
--------------------------------------------------------------------------------
                                                      $2,666,949
--------------------------------------------------------------------------------
Louisiana--7.4%
Louisiana Offshore Deepwater Part Authority Term B RB (A/Baa1)
$1,000,000           5.85%            09/01/00        $1,040,080
Louisiana State Refunding RB, Series A GO (FGIC) (AAA/Aaa)
 1,500,000           6.00             08/01/01         1,583,970
--------------------------------------------------------------------------------
                                                      $2,624,050
--------------------------------------------------------------------------------
New Jersey--4.0%
West Windsor/Plainsboro, NJ Regional School District (FGIC)
 (AAA/Aaa)
$1,400,000           5.25%            12/01/99        $1,436,750
--------------------------------------------------------------------------------
New York--6.8%
Municipal Assistance Corp. Refunding RB (AMBAC) (AAA/Aaa)
$1,000,000           6.00%            07/01/00        $1,051,690
Syracuse, NY IDA RB (AA/NR)
$1,365,000           4.60%            10/15/98        $1,369,491
--------------------------------------------------------------------------------
                                                      $2,421,181
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Oklahoma--13.5%
Enid, OK Hospital Authority RB (Societe Generale LOC) (NR/Aa2)
$2,700,000           6.63%(a)         10/01/15        $2,747,115
Southern Oklahoma Memorial Hospital RB(b) (A/A)
 2,000,000           5.60             02/01/00         2,043,680
-------------------------------------------------------------------------------
                                                      $4,790,795
-------------------------------------------------------------------------------
Oregon--4.2%
Klamath Falls, OR Salt Caves Hydroelectic RB (SP1+/NR)
$1,500,000           4.50%            05/01/23        $1,507,980
-------------------------------------------------------------------------------
Pennsylvania--9.7%
Pennsylvania Intergovernmental Cooperative Authority Special Tax RB
  (FGIC) (AAA/Aaa)
$1,500,000           5.75%            06/15/00        $1,559,730
Philadelphia, PA Gas Works COPS (FSA) (AAA/Aaa)
 1,800,000           5.95             04/01/00         1,879,146
--------------------------------------------------------------------------------
                                                      $3,438,876
--------------------------------------------------------------------------------
Texas--11.4%
Bexar County, TX MFH Finance Corp. RB (CFMG) (NR/A3)
$1,500,000           4.88%            11/01/04        $1,502,220
Houston, TX Water & Sewer RB Series B (A/A)
 1,430,000           5.25             12/01/99         1,460,802
Port Neches, TX Independent School District GO (AAA/Aaa)
 1,000,000           7.00             02/15/01         1,092,480
-------------------------------------------------------------------------------
                                                      $4,055,502
-------------------------------------------------------------------------------
Virginia--5.0%
Petersburg, VA Hospital Authority RB (NR/A)
$1,760,000           5.50%            07/01/99        $1,798,157
-------------------------------------------------------------------------------
Washington--4.6%
Washington State Public Power Supply System RB, Series B (AA-/Aa1)
$1,500,000           7.20%            07/01/02        $1,623,044
-------------------------------------------------------------------------------
Wyoming--4.6%
Uinta County, WY School District GO, Series A (FSA) (AAA/Aaa)
$1,500,000           6.88%            06/01/00        $1,620,390
-------------------------------------------------------------------------------
  Total Debt Obligations
   (Cost $34,727,338)                                $34,930,762
===============================================================================

-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
GS Short Duration Tax-Free Fund (continued)
October 31, 1996



--------------------------------------------------------------------------------
Principal               Interest               Maturity
 Amount                   Rate                   Date                 Value
================================================================================
Short-Term Obligations--4.5%

Illinois--0.6%
Illinois Development Finance Authority RB (AA+/A-1)/(c)/
$200,000                 3.55%                  01/1/96                 $200,000

Louisiana--3.9%
East Baton Rouge Parish PCRB (AAA/Aaa)/(c)/
$1,400,000               3.60%                  11/1/96               $1,400,000
--------------------------------------------------------------------------------
Total Short-Term Obligations
  (Cost $1,600,000)                                                  $ 1,600,000
--------------------------------------------------------------------------------
Total Investments
  (Cost $36,328,338)/(d)/                                            $36,530,762
================================================================================
Federal Income Tax Information:

Gross unrealized gain for investments in which
  value exceeds cost                                              $   204,715

Gross unrealized loss for investments in which
  cost exceeds value                                                   (2,291)
--------------------------------------------------------------------------------
Net unrealized gain                                               $   202,424
================================================================================

/(a)/Variable rate security. Coupon rate disclosed is that which is in effect at
     October 31, 1996.
/(b)/Portions of these securities are being segregated for when-issued securities.
/(c)/Securities with "Put" features with resetting interest rates. Maturity dates disclosed are the next reset interest dates.
/(d)/The amount stated also represents aggregate cost for federal income tax purposes.
/(e)/When-issued securities.

The percentages shown for each investment category reflect the value of investments in that category as a percentage of total net assets.
--------------------------------------------------------------------------------

================================================================================
Investment Abbreviations:

AMBAC --Insured by American Municipal Bond Assurance Corp.
CFMG  --Credit Lyonnais Line of Credit
COPS  --Certificates of Participation
FGIC  --Insured by Financial Guaranty Insurance Co.
FSA   --Financial Security Assurance Co.
GO    --General Obligation
IDA   --Industrial Development Authority
LOC   --Letter of Credit
MBIA  --Insured by Municipal Bond Investors Assurance
NR    --Not Rated
PCRB  --Pollution Control Revenue Bond
RB    --Revenue Bond


--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Letter to Shareholders
--------------------------------------------------------------------------------
GS Core Fixed Income Fund

--------------------------------------------------------------------------------
Investment Objective

   The GS Core Fixed Income Fund seeks to achieve a total return consisting of capital appreciation and income that exceeds the total return of its benchmark, the Lehman Brothers Aggregate Bond Index (the "Index"), through a diversified portfolio of fixed income securities. The fund may invest in U.S. Treasury, agency, corporate, mortgage-backed and asset-backed securities, as well as in a limited amount of non-dollar-denominated fixed income securities. While the fund's performance will be measured against the Index, the portfolio is not required to hold the same securities or match the sector weightings of the Index. Every security in the portfolio must be rated at least investment grade by an independent rating agency or be considered to be of equivalent quality by Goldman Sachs Asset Management at the time it is purchased. The fund's approximate interest rate sensitivity is expected to be comparable to that of a five-year bond.

Performance Review

   During the period under review, the fund's Institutional shares outperformed the Index. The strong performance was primarily due to its investments in corporate bonds and emerging market debt. In addition, the fund also benefited from its mortgage-backed and asset-backed holdings when both sectors strengthened during the period.

   The fund fared well relative to its peers. For the 12-month period ended October 31, 1996, the fund's Institutional shares ranked in the top quartile (24th out of 96 funds) in Lipper Analytical Services, Inc.'s "corporate debt - BBB-rated" category based on total return. (Lipper did not rank the fund's Administration and Service shares for the period because they were in existence less than 12 months. Please note that Lipper rankings do not take sales charges into account and that past performance is not a guarantee of future results.)

   The fund's Administration and Service shares, which began operations on February 28, 1996 and March 13, 1996, respectively, achieved positive returns since their inceptions.

   During the period, the net asset value (NAV) of the fund's Institutional shares fell $0.15 due to the sharp rise in interest rates during the first half of 1996. Reflecting the fact that rates had already risen significantly, the NAV of the fund's Administration shares (which opened in February) also declined but not as significantly, while the NAV of the fund's Service shares (which opened in March) rose $0.09.

-------------------------------------------------------------------------------
Performance Summary
-------------------------------------------------------------------------------
                                   Institutional   Administration*    Service*
                                     (10/31/95-       (2/28/96-      (3/13/96-
                                      10/31/96)       10/31/96)       10/31/96)
-------------------------------------------------------------------------------
Total Return (based on                  5.98%           3.56%           4.90%
  net asset value)
-------------------------------------------------------------------------------
  Return From Monthly                   7.48%           4.27%           3.98%
    Distributions
-------------------------------------------------------------------------------
  Return From Price                    -1.50%          -0.71%           0.92%
    Depreciation/
    Appreciation
-------------------------------------------------------------------------------
Total Return of Lehman                  5.83%           3.74%           4.94%
  Brothers Aggregate
  Bond Index
-------------------------------------------------------------------------------
NAV (as of 10/31/96)                   $9.85           $9.84           $9.86
-------------------------------------------------------------------------------
NAV Change                            -$0.15          -$0.07          +$0.09
-------------------------------------------------------------------------------

*New share class opened during the period.

               Portfolio Composition and Investment Strategies

                 Portfolio Composition as of October 31, 1996*

                           [PIE CHART APPEARS HERE]

              Corporate Bonds                           26.6%
              Fixed Rate Mortgage Pass-Throughs         23.9%
              U.S. Treasuries                           19.5%
              ABSs                                      12.5%
              CMOs                                       9.8%
              Emerging Market Debt                       4.5%
              Repos/Cash Equivalents                     1.7%
              Agency Debentures                          1.5%

* The percentages shown are of total portfolio investments that have settled and include an offset to cash equivalents relating to unsettled trades. These percentages may differ from those in the accompanying Statement of Investments, which reflect portfolio holdings as a percentage of net assets.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
GS Core Fixed Income Fund (continued)

--------------------------------------------------------------------------------
 . Corporate Bonds. As of October 31, the fund's largest allocation was in corporate bonds, overweighted relative to the Index (26.6% versus 17.6%), which significantly benefited performance. Though corporate bonds began the period on a weak note due to the economic slowdown during November and December, the sector improved dramatically when companies reported positive earnings growth from January 1996 through the end of the period. Within the sector, we stressed industrial and financial issues. Industrials performed well due to the strengthening economy, while financials benefited from the relatively steep yield curve, which enabled issuers to borrow at lower, short-term rates and lend at higher, long-term rates.

 . Fixed Rate Mortgage Pass-Throughs. Fixed rate mortgage pass-throughs, a 23.9% position as of October 31, were underweighted compared with the Index (29.7%), with the remainder of the fund's mortgage-backed security allocation invested in collateralized mortgage obligations (CMOs). We emphasized seasoned premium mortgages, which have lower prepayment risk than recently issued mortgages. The sector suffered from high prepayments during November and December 1995, but conditions improved when interest rates rose sharply during the first half of 1996 and prepayments declined. Over the course of the year, these securities positively contributed to the fund's performance.

   During the period, we occasionally used mortgage dollar rolls to benefit from short-term supply and demand imbalances in the mortgage settlement process. (Mortgage dollar rolls refer to transactions that involve selling mortgage securities owned by the fund and simultaneously contracting to buy back similar mortgage securities with the same coupon on a specified future date -- usually one month forward.) At all times, we "cover" the mortgage dollar rolls by keeping cash or high-grade liquid debt securities equal to the dollar amount of the forward commitment in a segregated account with the fund's custodian.

 . CMOs. During the period, we increased the portfolio's CMO allocation to 9.8%, up from 2.0% a year earlier. Within the sector, we initiated a position in sequential-pay/support CMOs (5.1% as of October 31) and increased the portfolio's position in planned amortization class (PAC) CMOs to 3.5% from 0.9%. These securities were favored for their relative stability and attractive spreads compared with Treasuries, and they benefited performance during the period. The remaining CMO positions were inverse floaters, discussed below.

 . U.S. Treasuries and Repurchase Agreements/Cash Equivalents. The fund's allocation in U.S. Treasuries was reduced to 19.5% from 24.7% a year ago. We significantly underweighted Treasuries relative to the benchmark (45.2%) to focus on other sectors that offered more attractive relative value. In addition, repurchase agreements/cash equivalents accounted for 1.7% of the portfolio, up from 0.4% a year ago.

 . Asset-Backed Securities (ABSs). We increased the fund's allocation in ABSs to 12.5%, up from 9.9% a year ago. The ABS position consisted of short-term, high-credit-quality issues primarily backed by credit card loans, as well as smaller positions in automobile loan debt and other receivables, that offered incremental yield over similar-duration Treasuries. When the period under review began, the ABS market was weak due to uncertainty regarding credit card delinquencies, but those concerns waned and the sector strengthened from January through October. The supply of ABSs was robust during the period, with a wide variety of innovative new issues across a range of maturities, collateral types and structures. Despite the increased issuance, the technical balance of the ABS market remained favorable due to heavy investor demand from foreign banks, insurance companies and an increasing number of corporate "crossover" accounts.
--------------------------------------------------------------------------------

Letter to Shareholders
--------------------------------------------------------------------------------
GS Core Fixed Income Fund (continued)

--------------------------------------------------------------------------------
 . Emerging Market Debt. The portfolio's investments in emerging market debt (4.5%) performed extremely well during the period. We carefully managed the fund's exposure in the sector by stressing higher credit-quality, short-duration bonds. Geographically, we emphasized Latin American countries because we believe this region has the best risk/reward characteristics. During the period, we focused on bonds from Chile, Colombia and the Andean region development bank. We also initiated a new position in investment-grade Mexican bonds.

 . Agency Debentures. Agency debentures, a small position (1.5%), added to the portfolio's diversification and contributed incremental yield. However, we underweighted the sector relative to the Index (6.5%) because our analysis indicated that it did not adequately compensate us given its level of risk.

 .  Duration. As of October 31, the fund's duration matched that of the Index at
4.7 years. Rather than attempting to predict the direction of interest rates, we manage the fund's duration to approximate that of the Index, partly through the use of financial futures. We seek to add incremental return over the Index through sector weighting and individual security selection.

 . Credit Quality. More than half of the portfolio was invested in government and agency securities (51 .1%), with another 12.6% invested in triple-A-rated securities. The remainder of the portfolio was made up of double-A-rated securities (2.7%), single-A-rated securities (12.5%), triple-B-rated securities (19.4%) and cash equivalents
(1.7%).

 . Prudent Use of Derivatives. As noted, the portfolio held positions in asset-backed securities (12.5%), sequential-pay/support CMOs (5.1%) and PAC CMOs (3.5%), which are all typically considered to be lower risk derivatives. In addition, we held a 1.2% position in inverse floaters, which are securities whose coupons reset in the opposite direction from interest rate movements. These securities performed well during the period, offering incremental yield over Treasuries.

Market Outlook

   We are somewhat cautious on the corporate bond sector as it has become expensive relative to Treasuries, but expect the sector to continue to benefit from strong technical and fundamental factors. We intend to continue to overweight industrial and financial issues and underweight utilities due to their regulatory and competitive pressures. In the mortgage pass-through market, certain segments are attractively valued, and we believe that our current seasoned holdings should fare well relative to other sectors if interest rates were to continue to fall and increase the level of prepayments. We are cautiously optimistic on the ABS market, where we expect the sector's significant spread premiums relative to comparably rated corporate securities to continue to buoy investor demand. In addition, Fed surveys indicate that banks have been tightening their underwriting standards over the last three quarters, which should help to allay lingering investor concerns surrounding consumer credit card delinquencies. Finally, we remain optimistic on the prospects for the relative performance of emerging market debt, which continues to offer good value compared with other asset classes. Overall, the economic trends in emerging markets appear to be headed in the right direction and the globalization of financial markets is likely to increase investor interest in the sector. During the coming year, we will continue to actively allocate the portfolio's assets among the various fixed income sectors as their relative value changes.

Distribution Policy

   During the 12-month period under review, the fund's Institutional shares distributed $0.72 per share. From their inceptions through October 31, the fund's Administration and Service shares paid out $0.41 and $0.38 per share, respectively. (The Administration shares' inception date was on February 28, 1996, and the Service shares' inception date was on March 13, 1996.) Dividends are
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
GS Core Fixed Income Fund (continued)

--------------------------------------------------------------------------------
declared daily and paid on a monthly basis. As required by tax law, the fund distributes substantially all of its investment company taxable income.

  In closing, we appreciate your investment and look forward to serving you in the future.

Sincerely,

/s/ Jonathan A Beinner

Jonathan A Beinner

/s/ Richard H. Buckholz

Richard H. Buckholz

/s/ C. Richard Lucy

C. Richard Lucy

/s/ Stephen R. Warren

Stephen R. Warren

Portfolio Managers
GS Core Fixed Income Fund
November 29, 1996
--------------------------------------------------------------------------------

Goldman Sachs Trust
--------------------------------------------------------------------------------

GS Core Fixed Income Fund
--------------------------------------------------------------------------------
October 31, 1996
--------------------------------------------------------------------------------


In accordance with the requirements of the Securities and Exchange Commission, the following data is supplied for the periods ended October 31, 1996. The performance for the GS Core Fixed Income Fund based on the Fund's normal minimum initial investment of $50,000, is compared to its benchmark, the Lehman Brothers Aggregate Bond Index ("Lehman Aggregate Index"). All performance data shown represents past performance and should not be considered indicative of future performance which will fluctuate as market conditions change. The investment return and principal value of an investment will fluctuate with changes in market conditions so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                         HYPOTHETICAL $50,000 INVESTMENT

[GRAPH APPEARS HERE]        [GRAPH APPEARS HERE]         [GRAPH APPEARS HERE]

Institutional Shares/(a)/   Administration Shares         Service Shares

  1/5/94        50000       2/28/96          50000        3/13/96    50000
10/31/94        48500      10/31/96          51780       10/31/96    52450
10/31/95        56124
10/31/96        59492

Lehman Aggregate Index      Lehman Aggregate Index       Lehman Aggregate Index

  1/5/94        50000       2/28/96          50000        3/13/96    50000
10/31/94        46980      10/31/96          51870       10/31/96    52470
10/31/95        54332
10/31/96        57505


  ------------------------ -----------------------------------------------------
                                         Average Annual Total Return
  ------------------------ -----------------------------------------------------
                                    One Year                Since Inception/(a)/
  ------------------------ ---------------------------- ------------------------
  Institutional Shares                5.98%                      6.34%
  ------------------------ ---------------------------- ------------------------
  Administration Shares                N/A                       3.56/(b)/
  ------------------------ ---------------------------- ------------------------
  Service Shares                       N/A                       4.90/(b)/
  ------------------------ ---------------------------- ------------------------

(a) The Institutional, Administration and Service shares commenced operations January 5, 1994, February 28, 1996 and March 13, 1996, respectively

(b) An aggregate total return (not annualized) is shown instead of an average annual total return since the Administration and Service shares have not completed a full twelve months of operations.
--------------------------------------------------------------------------------

Statement of Investments
---------------------------------------------------------------------
GS Core Fixed Income Fund
October 31, 1996


---------------------------------------------------------------------
 Principal      Interest                 Maturity
  Amount          Rate                     Date               Value
=====================================================================
Corporate Bonds--26.8%
Finance Bonds--12.6%
BankAmerica Corp.
$   20,000       6.03%                   05/17/99         $   201,724
Bear Stearns Mortgage Securities, Inc.
 2,045,784       6.50                    03/28/09           1,903,048
Capital One Bank
   600,000       8.63                    01/15/97             603,000
   500,000       8.13                    02/27/98             511,610
Comdisco Inc.
   950,000       9.75                    01/15/97             956,717
   200,000       7.33                    03/06/97             201,112
Conseco Inc.
   340,000      10.50                    12/15/04             402,688
Continental Bank N.A.
   525,000      11.25                    07/01/01             565,971
Countrywide Funding Corp.
   125,000       6.08                    07/14/99             124,166
   250,000       8.43                    11/16/99             263,653
   250,000       7.75                    08/10/01             259,800
Ford Capital Corp.
   200,000       9.38                    01/01/98             207,584
   300,000       9.50                    07/01/01             333,960
General Motors Acceptance Corp.
   275,000       7.63                    03/09/98             281,064
   200,000       7.13                    05/10/00             204,238
   375,000       9.63                    12/15/01             422,483
Meditrust, Inc.
   240,000       7.82                    09/10/26             258,144
Security Pacific Corp.
   995,000      11.50                    11/15/00           1,268,429
Signet Banking Corp.
   240,000       9.63                    06/01/99             257,527
Washington Real Estate Corp.
   120,000       7.13                    08/13/03             120,307
---------------------------------------------------------------------
                                                          $ 9,247,225
---------------------------------------------------------------------
Industrial Bonds--13.7%
360 Communications Co.
$  525,000       7.13%                   03/01/03         $   520,312
Auburn Hills Trust
   210,000      12.00                    05/01/20             316,730
---------------------------------------------------------------------

---------------------------------------------------------------------
 Principal      Interest                 Maturity
  Amount          Rate                     Date               Value
=====================================================================
Corporate Bonds (continued)
Industrial Bonds (continued)
Cablevision Industries Corp.
$  150,000      10.75%                   01/30/02         $   162,534
Continental Airlines, Inc.
   349,679       7.75                    07/02/14             364,513
   569,776       8.56                    07/02/14             620,880
Ford Holdings, Inc.
   300,000       9.25                    03/01/00             325,581
Mitchell Energy & Development Corp.
   400,000       8.00                    07/15/99             410,020
News America Holdings, Inc.
   350,000       9.13                    10/15/99             375,340
   150,000       7.50                    03/01/00             154,083
Northwest Airlines Corp.
   167,795       8.26                    03/10/06             179,500
   575,000       8.97                    01/02/15             605,573
RJR Nabisco Inc.
   175,000       8.00                    07/15/01             175,334
   450,000       8.63                    12/01/02             456,467
Tele-Communications, Inc.
    50,000       6.46                    03/06/00              49,465
   300,000       8.25                    01/15/03             296,652
 1,135,000       6.27                    09/15/03           1,132,764
Tenneco Inc.
 1,175,000      10.00                    08/01/98           1,249,178
Time Warner, Inc.
 1,650,000       7.95                    02/01/00           1,708,410
   400,000       7.98                    08/15/04             409,452
U.S. Air Inc.
   560,072       6.76                    04/15/08             547,711
---------------------------------------------------------------------
                                                          $10,060,499
---------------------------------------------------------------------
Utility Bonds--0.5%
Central Maine Power Co.
$  330,000       7.45%                   08/30/99         $   329,248
---------------------------------------------------------------------
                                                          $   329,248
---------------------------------------------------------------------
Total Corporate Bonds
  (Cost $19,435,482)                                      $19,636,972
---------------------------------------------------------------------
Asset-Backed Securities--12.2%
Airplanes Pass Through Trust Series 1, Class C
$  155,000       8.15%                   03/15/19         $   159,816

---------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Statement of Investments
--------------------------------------------------------------------------------
GS Core Fixed Income Fund (continued)

October 31, 1996


--------------------------------------------------------------------------------
       Principal              Interest               Maturity
        Amount                  Rate                   Date             Value
================================================================================
Asset-Backed Securities (continued)
Chevy Chase Auto Receivables Trust Series 1995-2, Class A
      $  232,121               5.80%                 06/15/02         $  231,466
Discover Card Master Trust, Series 1996-4, Class A
       1,910,000               5.76                  10/16/13          1,926,101
Discover Card Master Trust, Series 1996-4, Class B
       1,100,000               5.93                  10/16/13          1,100,000
General Motors Acceptance Corp. Series 1995, Class A
          99,367               7.15                  03/15/00            100,546
Navistar Financial Corp. Owner Trust, Series 1995-A, Class A2
         291,994               6.55                  11/20/01            293,725
Olympic Automobile Receivables Trust, Series 1994-B, Class A2
         314,669               6.85                  06/15/01            318,757
Premier Auto Trust Series 1995-1, Class A4
         360,000               7.85                  09/04/98            362,023
Premier Auto Trust Series 1995-1, Class A5
          80,000               7.90                  05/04/99             81,150
Sears Credit Account Master Trust, Series 1996-1, Class A
         680,000               6.20                  02/16/06            675,750
Sears Credit Account Master Trust, Series 1995-2, Class A
         550,000               8.10                  06/15/04            577,500
Sears Credit Card Master Trust, Series 1995-3, Class A
         300,000               7.00                  10/15/04            306,561
Standard Credit Card Trust, Series 1990-3, Class A
       1,120,000               9.50                  07/10/98          1,140,294
Standard Credit Card Trust, Series 1990-6, Class B
         900,000               9.63                  09/10/98            924,183
Standard Credit Card Trust, Series 1994-4, Class A
         680,000               8.25                  11/07/03            726,111
--------------------------------------------------------------------------------
Total Asset-Backed Securities
     (Cost $8,987,847)                                                $8,923,983
--------------------------------------------------------------------------------
Emerging Market Debt--3.9%
Bancoldex
      $  160,000               8.63%                 06/02/00         $  164,731
Corp. Andina de Fomento
         200,000               7.25                  04/30/98            202,294
          40,000               8.38                  07/29/01             40,698
Empresa Col Petroleos
         900,000               7.25                  07/08/98            904,563
Financiera Energy Nacional
         530,000               6.63                  12/13/96            534,400
         160,000               9.38                  06/15/06            165,234
--------------------------------------------------------------------------------
Emerging Market Debt (continued)

Instituto de Fomento Industrial
      $   80,000               8.38%                 07/29/01         $   81,397
Korea Electric Power
         266,952               7.40                  04/01/16            269,197
YPF Sociedad Anonima
         456,886               7.50                  10/26/02            463,036
--------------------------------------------------------------------------------
Total Emerging Market Debt
   (Cost $2,799,425)                                                  $2,825,550
--------------------------------------------------------------------------------
Government Bonds--0.9%
Province of Quebec
      $  520,000              13.25%                 09/15/14         $  630,058
--------------------------------------------------------------------------------
Total Government Bonds
   (Cost $653,628)                                                    $  630,058
--------------------------------------------------------------------------------
Mortgage Backed Obligations--31.1%
Federal Home Loan Mortgage Corp. (FHLMC((b)
      $4,500,000               7.50%                 TBA-30 Yr(b)     $4,515,435
       1,208,677               6.00                  TBA-30 Yr(b)      1,198,196
Federal National Mortgage Association (FNMA)
       1,000,000               7.00                  TBA-30 Yr(b)        980,930
       1,000,000               8.00                  11/15/16          1,020,000
         126,229               8.50                  06/01/06            131,790
         125,861               8.50                  09/01/06            131,406
         720,814               8.50                  03/01/10            752,213
         500,000               6.25                  07/25/18            492,810
         989,360               7.00                  02/01/26            970,493
       1,000,001               8.50                  07/01/26          1,034,681
FNMA Remic Trust, Series 1993-201G
       1,000,000               3.50                  05/25/19            871,560
GE Capital Mortgage Services, Inc. Series 1994-17, Class A10
       2,000,000               7.00                  05/25/24          1,842,500
Government National Mortgage Association (GNMA)
       1,000,000               7.00                  TBA-30 Yr(b)        980,620
       1,000,000               7.50                  TBA-30 Yr(b)      1,003,120
       3,000,000               8.00                  TBA-30 Yr(b)      3,067,500
       1,000,000               8.50                  TBA-30 Yr(b)      1,038,120
         342,966               8.00                  02/15/17            356,042
         850,876               7.50                  03/15/23            857,785

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

----------------------------------------------------------------------
GS Core Fixed Income Fund   (continued)
October 31, 1996

----------------------------------------------------------------------
 Principal            Interest          Maturity
   Amount               Rate              Date             Value
======================================================================

Mortgage Backed Obligations(continued)
Government National Mortgage Association (GNMA)--(continued)
$    512,583             7.00%         08/15/23          $   505,699
     124,369             7.50          08/15/23              125,379
Prudential Home Mortgage Securities Corp., Series 1992-39 A8
   1,000,000             7.74          12/25/07              892,270
----------------------------------------------------------------------
Total Mortgage Backed Obligations
   (Cost $22,482,170)                                    $22,768,549
----------------------------------------------------------------------
Sovereign Credit--1.3%
United Mexican States
$    650,000             7.69%         08/06/01          $   658,769
State of Israel
     300,000             6.38          12/15/05              286,611
----------------------------------------------------------------------
Total Sovereign Credit
   (Cost $926,260)                                       $   945,380
----------------------------------------------------------------------
U.S. Government Agency Obligations--1.5%
Federal Home Loan Mortgage Corp. (FHLMC)
$    300,000             8.20%         01/16/98          $   301,734
     250,000             6.83          09/18/02              249,023
Resolution Funding Corp. Principal-Only Stripped Securities/(c)/
   1,790,000             7.08          10/15/20              335,392
   1,140,000             7.08          01/15/21              210,136
----------------------------------------------------------------------
Total U.S. Government Agency Obligations
   (Cost $1,058,170)                                     $ 1,096,285
----------------------------------------------------------------------
U.S. Treasury Obligations--19.3%
United States Treasury Bonds
$  3,900,000             8.75%         05/15/17          $ 4,772,625
      30,000             8.88          08/15/17               37,153
     150,000             8.75          08/15/20              185,180
     120,000             7.88          02/15/21              135,900
United States Treasury Interest-Only Stripped Securities/(d)/
   2,250,000             6.69          08/15/09              968,063
     350,000             6.75          11/15/10              137,736
United States Treasury Notes
   1,200,000             5.88          04/30/98            1,203,744
   3,250,000             6.88          08/31/99            3,331,250
     100,000             6.13          07/31/00              100,375
   2,090,000             7.88          11/15/04            2,293,775
United States Treasury Principal-Only Stripped Securities/(c)/
      40,000             5.54          11/15/97               37,792
     590,000             6.41          11/15/04              354,885
   2,920,000             6.95          05/15/20              581,460
----------------------------------------------------------------------
Total U.S. Treasury Obligations
   (Cost $13,792,338)                                    $14,139,938
----------------------------------------------------------------------
Repurchase Agreements--19.0%
Joint Repurchase Agreement Account/(a)/
$ 13,900,000             5.58%         11/01/96          $13,900,000
----------------------------------------------------------------------
Total Repurchase Agreements
   (Cost $13,900,000)                                    $13,900,000
----------------------------------------------------------------------
Total Investments
   (Cost $84,035,320/(e)/)                               $84,866,715
======================================================================

Futures contracts open at October 31, 1996 are as follows:

                           Number of
                           Contracts     Settlement      Unrealized
          Type             Long (f)        Month            Gain
------------------------- ------------ ---------------  ------------
Euro Dollars                     5     December 1996       $5,125
Euro Dollars                     5     March 1997           6,875
Euro Dollars                     3     September 1997         825
Euro Dollars                     5     June 1997            7,500
Euro Dollars                     5     June 1998            3,625
5-Year U.S. Treasury
Notes                            7     December 1996        8,641
10-Year U.S. Treasury
Notes                           18     December 1996       65,625
=====================================================================
                                                          $98,216
                                                        -----------
Federal Income Tax Information:
Gross unrealized gain for investments in
   which value exceeds cost                             $ 993,383
Gross unrealized loss for investments in
   which cost exceeds value                              (243,229)
=====================================================================
Net unrealized gain                                     $ 750,154
---------------------------------------------------------------------

/(a)/Portions of these securities are being segregated for open TBA purchases, mortgage dollar rolls and futures.
/(b)/TBA (To Be Assigned) securities are purchased on a forward commitment basis with an approximate (generally + / -2.5%) principal amount and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.
/(c)/The interest rate disclosed for these securities represents effective yields to maturity.
/(d)/Represents security with notional or nominal principal amount. The actual effective yield of this security is different than the stated rate due to the amortization of related premiums.
/(e)/The aggregate cost for federal income tax purposes is $84,116,561. /(f)/Each Euro Dollar contract represents $1,000,000 in notional par value. Each
     5-Year U.S. Treasury Note and, 10-Year U.S. Treasury Note contract represents $100,000 in notional par value. The total notional amount and market value are $25,500,000 and $8,144,325, respectively. The determination of notional amounts and market value as presented here are indicative only of volume of activity and not a measure of market risk.

The percentages shown for each investment category reflect the value of investments in that category as a percentage of total net assets.
--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Trust
--------------------------------------------------------------------------------
Statements of Assets and Liabilities
October 31, 1996

--------------------------------------------------------------------------------

                                                                     GS Adjustable      GS Short         GS Short        GS Core
                                                                         Rate           Duration         Duration         Fixed
                                                                      Government       Government        Tax-Free         Income
                                                                         Fund             Fund             Fund            Fund
                                                                     ==============================================================
Assets:
Investments in securities, at value (cost $618,544,961, $100,440,420,
  $36,328,338 and $84,035,320, respectively)                          $617,783,125     $1O1,067,616     $36,530,762     $84,866,715
Receivables:
  Investment securities sold                                             9,023,710               --       2,639,947       4,512,122
  Interest                                                               6,238,391          962,570         560,207         981,011
  Fund shares sold                                                          93,534            9,761          48,407
  Variation margin                                                              --               --              --           5,475
Cash                                                                        23,482           85,863         133,870          70,206
Deferred organization expenses, net                                             --               --          20,748          53,352
Other assets                                                               186,057          127,499          66,001          66,089
-----------------------------------------------------------------------------------------------------------------------------------
   Total assets                                                        633,348,299      102,253,309      39,999,942      90,554,970
-----------------------------------------------------------------------------------------------------------------------------------
Liabilities:
Payables:
  Dividends                                                              1,479,757          109,402          20,960          23,483
  Investment securities purchased                                        3,134,490               --       4,336,434      17,313,687
  Fund shares repurchased                                                  732,405           55,958          20,916           6,846
  Variation margin                                                          20,125              256              --              --
  Investment adviser fees                                                  210,539           34,534          11,033          22,677
  Transfer agent fees                                                       46,181               --           5,254           3,058
  Authorized dealer service fees                                             1,675               --              --              --
Accrued expenses and other liabilities                                      54,249           35,598          48,693          40,800
-----------------------------------------------------------------------------------------------------------------------------------
   Total liabilities                                                     5,679,421          235,748       4,443,290      17,410,551
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets:
Paid in capital                                                        680,810,713      115,128,671      39,403,964      72,421,889
Accumulated undistributed (distributions in excess of) net
  investment income                                                     (3,441,783)         770,624          90,133          33,551
Accumulated net realized loss on investment and futures
  transactions                                                         (49,082,170)     (14,541,811)     (4,139,869)       (240,632)
Net unrealized gain (loss) on investments and futures                     (617,882)         660,077         202,424         929,611
-----------------------------------------------------------------------------------------------------------------------------------
   Net assets                                                         $627,668,878     $102,017,561     $35,556,652     $73,144,419
===================================================================================================================================
Net asset value, offering and redemption price per share
 Institutional shares                                                        $9.83            $9.83           $9.96           $9.85
 Administration shares                                                       $9.83            $9.85           $9.96           $9.84
 Service shares                                                                 --            $9.82           $9.97           $9.86
 Class A shares(a)                                                           $9.83               --              --              --
===================================================================================================================================
Shares Outstanding:
Institutional shares                                                    62,407,407       10,168,881       3,494,408       7,312,322
Administration shares                                                      385,738           25,537           4,845          71,240
Service shares                                                                  --          185,492          69,696          38,782
Class A shares                                                           1,091,335               --              --              --
-----------------------------------------------------------------------------------------------------------------------------------
   Total shares of beneficial interest outstanding, $.001 par value
     (unlimited number of shares authorized)                            63,884,480       10,379,910       3,568,949       7,422,344
===================================================================================================================================

(a) Maximum public offering price per share (NAV per share x 1.0152) for Class A shares of GS Adjustable Rate Government Fund is $9.97
--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Trust
--------------------------------------------------------------------------------
Statements of Operations
October 31, 1996

------------------------------------------------------------------------------------------------------------------------------------
                                                                           GS Adjustable     GS Short      GS Short       GS Core
                                                                                Rate         Duration      Duration        Fixed
                                                                             Government     Government     Tax-Free        Income
                                                                                Fund           Fund          Fund           Fund
                                                                          ==========================================================

Investment income:
Interest, net (a)                                                           $39,925,070     $7,068,555     $1,979,825    $4,292,039
------------------------------------------------------------------------------------------------------------------------------------
     Total income                                                            39,925,070      7,068,555      1,979,825     4,292,039
------------------------------------------------------------------------------------------------------------------------------------
Expenses:
Investment adviser fees                                                       2,535,709        514,200        169,796       246,568
Distribution fees                                                                30,905             --             --            --
Authorized dealer service fees                                                   30,905             --             --            --
Administration share fees                                                         9,833            107            129           751
Service share fees                                                                   --          1,222          2,322           422
Transfer agent fees                                                             278,337             --         16,980        24,657
Custodian fees                                                                  136,975         66,180         53,929        81,841
Professional fees                                                                86,751         56,020         54,712        53,340
Registration fees                                                                72,001         37,210         44,701        48,435
Amortization of deferred organization expenses                                   20,848             --         22,735        24,562
Trustees' fees                                                                    1,899          1,287            760           915
Other                                                                           106,857         59,952         65,554        30,136
------------------------------------------------------------------------------------------------------------------------------------
     Total expenses                                                           3,311,020        736,178        431,618       511,627
     Less--Expenses reimbursable and fees waived by Goldman Sachs              (417,768)      (272,069)      (238,097)     (233,065)
------------------------------------------------------------------------------------------------------------------------------------
     Net expenses                                                             2,893,252        464,109        193,521       278,562
------------------------------------------------------------------------------------------------------------------------------------
     Net investment income                                                   37,031,818      6,604,446      1,786,304     4,013,477
------------------------------------------------------------------------------------------------------------------------------------
Realized and unrealized gain (loss) on investment and
   futures transactions:
Net realized gain (loss) from:
   Investment transactions                                                     (310,326)      (222,458)       367,144      (108,070)
   Futures transactions                                                      (2,192,298)      (345,361)       (35,506)     (145,350)
Net change in unrealized gain (loss) on:
   Investments                                                                6,892,986        661,003       (396,071)     (192,910)
   Futures                                                                      818,120        (41,385)            --       117,560
------------------------------------------------------------------------------------------------------------------------------------
     Net realized and unrealized gain (loss)  on investment and futures
        transactions                                                          5,208,482         51,799        (64,433)     (328,770)
------------------------------------------------------------------------------------------------------------------------------------
     Net increase in net assets resulting from operations                   $42,240,300    $ 6,656,245    $ 1,721,871    $3,684,707
====================================================================================================================================
(a) Net of $1,314 in foreign withholding tax for the Core Fixed Income Fund.


--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Trust
--------------------------------------------------------------------------------
Statements of Changes in Net Assets
October 31, 1996

------------------------------------------------------------------------------------------------------------------------------
                                                                    GS Adjustable       GS Short     GS Short        GS Core
                                                                         Rate           Duration      Duration        Fixed
                                                                      Government       Government    Tax-Free         Income
                                                                         Fund             Fund         Fund            Fund
                                                                    ----------------------------------------------------------
From Operations:
Net investment income                                               $ 37,031,818       $6,604,446     $1,786,304    $4,013,477
Net realized gain (loss) from investment and futures transactions     (2,502,624)        (567,819)       331,638      (253,420)
Net change in unrealized gain (loss) on investments and futures        7,711,106          619,618       (396,071)      (75,350)
------------------------------------------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations              42,240,300        6,656,245      1,721,871     3,684,707
------------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders from:
Net investment income
   Institutional shares                                              (36,233,589)      (6,561,519)    (1,766,892)   (4,019,797)
   Administration shares                                                (220,450)          (2,548)        (2,032)      (19,144)
   Service shares                                                             --          (14,792)       (17,380)       (5,349)
   Class A shares                                                       (577,779)              --             --            --
In excess of net investment income
   Institutional shares                                               (1,304,006)              --             --            --
   Administration shares                                                  (7,930)              --             --            --
   Class A shares                                                        (20,794)              --             --            --
Net realized gain (loss) on investment, and future transactions
   Institutional shares                                                       --               --             --      (450,016)
------------------------------------------------------------------------------------------------------------------------------
    Total distributions to shareholders                              (38,364,548)      (6,578,859)    (1,786,304)   (4,494,306)
------------------------------------------------------------------------------------------------------------------------------
From Share Transactions:
Net proceeds from sales of shares                                    406,586,374       42,019,441     22,248,684    21,976,567
Reinvestment of dividends and distributions                           18,181,648        4,153,816      1,401,492     4,315,748
Cost of shares repurchased                                          (477,107,914)     (47,993,112)   (46,918,400)   (7,840,575)
------------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting
    from shares transactions                                         (52,339,892)      (1,819,855)   (23,268,224)   18,451,740
------------------------------------------------------------------------------------------------------------------------------
    Total (decrease) increase                                        (48,464,140)      (1,742,469)   (23,332,657)   17,642,141
Net Assets:
------------------------------------------------------------------------------------------------------------------------------
Beginning of year                                                   $676,133,018     $103,760,030    $58,889,309   $55,502,278
------------------------------------------------------------------------------------------------------------------------------
End of year                                                         $627,668,878     $102,017,561    $35,556,652   $73,144,419
------------------------------------------------------------------------------------------------------------------------------
Accumulated (distributions in excess of) undistributed
net investment income                                              $  (3,441,783)   $     770,624   $     90,133  $     33,551
------------------------------------------------------------------------------------------------------------------------------
Summary of Share Transactions:
   Shares sold                                                        41,534,978        4,293,467      2,233,482     2,244,430
   Reinvestment of dividends and distributions                         1,856,783          424,274        140,950       439,299
   Shares repurchased                                                (48,741,470)      (4,905,357)    (4,727,959)     (811,075)
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in shares outstanding                         (5,349,709)        (187,616)    (2,353,527)    1,872,654
------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.
                                      32

Goldman Sachs Trust
--------------------------------------------------------------------------------
Statements of Changes in Net Assets
For the Year Ended October 31, 1995

--------------------------------------------------------------------------------

                                                                              GS Adjustable     GS Short-Term
                                                                                   Rate           Government
                                                                                Government          Agency
                                                                               Agency Fund           Fund
                                                                              ==================================
From Operations:
Net investment income                                                          $ 42,586,453     $  8,885,667
Net realized gain (loss) from investment and futures transactions               (12,000,479)      (4,030,174)
Net change in unrealized gain on investments and futures                         16,138,367        5,735,691
----------------------------------------------------------------------------------------------------------------
     Net increase in net assets resulting from operations                        46,724,341       10,591,184
----------------------------------------------------------------------------------------------------------------
Distributions to Shareholders from:
Net investment income
   Institutional shares                                                         (42,629,917)      (8,684,213)
   Administration shares                                                           (278,448)         (11,164)
   Service shares                                                                        --               --
   Class A shares                                                                  (425,863)              --
In excess of net investment income
   Institutional shares                                                          (2,124,188)              --
   Administration shares                                                            (13,875)              --
   Class A shares                                                                   (21,220)              --
----------------------------------------------------------------------------------------------------------------
     Total distributions to shareholders                                        (45,493,511)      (8,695,377)
----------------------------------------------------------------------------------------------------------------
From Share Transactions:
Net proceeds from sales of shares                                               456,762,969       49,034,023
Proceeds from reorganizations                                                    37,593,780               --
Reinvestment of dividends and distributions                                      21,273,685        4,993,443
Cost of shares repurchased                                                     (790,211,526)    (145,988,674)
----------------------------------------------------------------------------------------------------------------
     Net (decrease) increase in net assets resulting from share
        transactions                                                           (274,581,092)     (91,961,208)
----------------------------------------------------------------------------------------------------------------
     Total (decrease) increase                                                 (273,350,262)     (90,065,401)
Net Assets:
Beginning of year                                                               949,483,280      193,825,431
----------------------------------------------------------------------------------------------------------------
End of year                                                                    $676,133,018     $103,760,030
================================================================================================================
Accumulated (distributions in excess of) undistributed net investment
   income                                                                      $ (2,129,902)    $    708,450
================================================================================================================
Summary of Share Transactions:
   Shares sold                                                                   46,809,171        5,072,030
   Shares exchanged in reorganizations                                            3,843,169               --
   Reinvestment of dividends and distributions                                    2,181,117          516,178
   Shares repurchased                                                           (81,125,615)     (15,135,663)
----------------------------------------------------------------------------------------------------------------
Net (decrease) increase in shares outstanding                                   (28,292,158)      (9,547,455)
================================================================================================================

                                                                               GS Short       GS Core
                                                                               Duration        Fixed
                                                                               Tax-Free        Income
                                                                                 Fund           Fund
                                                                             ============================
From Operations:
Net investment income                                                          $ 2,814,454    $2,248,195
Net realized gain (loss) from investment and futures transactions                 (472,312)      921,130
Net change in unrealized gain on investments and futures                         1,270,197     1,663,176
---------------------------------------------------------------------------------------------------------
     Net increase in net assets resulting from operations                        3,612,339     4,832,501
---------------------------------------------------------------------------------------------------------
Distributions to Shareholders from:
Net investment income
   Institutional shares                                                         (2,771,793)   (2,253,625)
   Administration shares                                                           (20,584)           --
   Service shares                                                                  (22,077)           --
   Class A shares                                                                       --            --
In excess of net investment income
   Institutional shares                                                                 --            --
   Administration shares                                                                --            --
   Class A shares                                                                       --            --
---------------------------------------------------------------------------------------------------------
     Total distributions to shareholders                                        (2,814,454)   (2,253,625)
---------------------------------------------------------------------------------------------------------
From Share Transactions:
Net proceeds from sales of shares                                               36,468,900    30,256,879
Proceeds from reorganizations                                                           --            --
Reinvestment of dividends and distributions                                      1,873,154     2,232,160
Cost of shares repurchased                                                     (67,865,169)   (4,073,379)
---------------------------------------------------------------------------------------------------------
     Net (decrease) increase in net assets resulting from share
        transactions                                                           (29,523,115)   28,415,660
---------------------------------------------------------------------------------------------------------
     Total (decrease) increase                                                 (28,725,230)   30,994,536
Net Assets:
Beginning of year                                                               87,614,539    24,507,742
---------------------------------------------------------------------------------------------------------
End of year                                                                    $58,889,309   $55,502,278
=========================================================================================================
Accumulated (distributions in excess of) undistributed net investment
   income                                                                      $    67,398   $    40,202
=========================================================================================================
Summary of Share Transactions:
   Shares sold                                                                   3,733,382     3,077,397
   Shares exchanged in reorganizations                                                  --            --
   Reinvestment of dividends and distributions                                     190,942       230,595
   Shares repurchased                                                           (6,950,294)     (411,156)
---------------------------------------------------------------------------------------------------------
Net (decrease) increase in shares outstanding                                   (3,025,970)    2,896,836
=========================================================================================================

The accompanying notes are an integral part of these financial statements.
                                                                   33

Goldman Sachs Trust
--------------------------------------------------------------------------------
Notes to Financial Statements

October 31, 1996


--------------------------------------------------------------------------------
1.    Organization

      Goldman Sachs Trust (the "Trust") is a Massachusetts business trust registered under the Investment Company Act of 1940 (as amended) as an open-end, management investment company. Included in this report are the financial statements for the GS Adjustable Rate Government Fund, GS Short Duration Government Fund, GS Short Duration Tax-Free Fund and GS Core Fixed Income Fund, collectively, ("the Funds"). The Funds are diversified portfolios of the Trust offering three classes of shares - Institutional shares, Administration shares and Service shares. In addition, the GS Adjustable Rate Government Fund offers Class A shares.

2.    Significant Accounting Policies

      The following is a summary of significant accounting policies consistently followed by the Funds which are in conformity with those generally accepted in the investment company industry. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts.

      A.   Investment Valuation
      -------------------------

      Investments in mortgage backed, asset backed and U.S. Treasury obligations for which accurate market quotations are readily available are valued on the basis of quotations furnished by a pricing service or provided by dealers in such securities. Other securities are valued based on yield equivalents, a pricing matrix or other sources, under valuation procedures established by the Trust's Board of Trustees. Portfolio securities for which accurate market quotations are not readily available are valued based on yield equivalents, pricing matrix or other sources, under valuation procedures established by the Trust's Board of Trustees. Short-term debt obligations maturing in sixty days or less are valued at amortized cost.

      B.   Security Transactions and Investment Income
      ------------------------------------------------

      Security transactions are recorded on trade date. Realized gains and losses on sales of portfolio securities are calculated on the identified cost basis. Interest income is recorded on the basis of interest accrued. Premiums on interest-only securities and on collateralized mortgage obligations with nominal principal amounts are amortized, on an effective yield basis, over the expected lives of the respective securities, taking into account actual principal prepayment experience and estimates of future principal prepayments. Certain mortgage security paydown gains and losses are taxable as ordinary income. Such paydown gains and losses increase or decrease taxable ordinary income available for distribution and are classified as interest income in the accompanying Statements of Operations. Original issue discounts ("OID") on debt securities are amortized to interest income over the life of the security with a corresponding increase in the cost basis of that security. OID amortization on mortgage backed REMIC securities is initially recorded based on estimates of principal paydowns using the most recent OID factors available from the issuer. Recorded amortization amounts are adjusted when actual OID factors are received. Market premiums resulting from the purchase of long-term debt securities are amortized to interest income over the life of the security with a corresponding decrease in the cost basis of that security for GS Short Duration Tax-Free Fund. Market discounts and market premiums on debt securities, other than mortgage backed securities, are amortized to interest income over the life of the security with a corresponding adjustment in the cost basis of that security for GS Core Fixed Income Fund.

      C.   Mortgage Dollar Rolls
      --------------------------

      The Funds, with the exception of the GS Short Duration Tax-Free Fund, may enter into mortgage "dollar rolls" in which the Fund sells securities in the current month for delivery and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund benefits to the extent of any price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund will hold and maintain in a segregated account, until the settlement date, cash or liquid, high-grade debt securities in an amount equal to the forward purchase price. For financial reporting and tax reporting purposes, the Fund treats mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale.

      D.   Futures Contracts
      ----------------------

      The Funds may enter into futures transactions in order to hedge against changes in interest rates, securities prices, currency exchange rates in the case of GS Core Fixed Income Fund or to seek to increase total return. A Fund will engage in futures transactions only for bona fide hedging purposes as defined in regulations of the CFTC or to seek to increase total return to the extent permitted by such regulations. The use of futures contracts involve, to varying degrees, elements of market risk which may exceed the amounts recognized in the Statements of Assets and Liabilities.

      Upon entering into a futures contract, a Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirement of the futures exchange on which the contract is traded. Subsequent payments ("variation margin") are made or received by the Fund each day, dependent on the daily fluctuations in the value of the contract, and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize, for book purposes, a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price, unless such price does not reflect the fair market value of the contract, in which case the position will be valued using methods as approved by the Board of Trustees.

      Certain risks may arise upon entering into futures contracts. The predominant risk is that the changes in the value of the futures contract may not directly correlate with changes in the value of the underlying securities. This risk may decrease the effectiveness of the Funds' hedging strategies and may also result in a loss to the Funds.

      E.   Deferred Organization Expenses
      -----------------------------------

      Organization-related costs are being amortized on a straight-line basis over a period of five years.

      F.   Expenses
      -------------

      Expenses incurred by the Trust that do not specifically relate to an individual portfolio of the Trust are allocated to the portfolios based on each portfolio's relative average net assets for the period.

      Shareholders of Administration shares and Service shares bear all expenses and fees paid to service organizations for their services with respect to such shares as well as other expenses (subject to expense limitations) which are directly attributable to such shares. For the GS Adjustable Rate Government Fund, shareholders of Class A shares bear all expenses and fees relating to the distribution and authorized dealer service plans as well as other expenses which are directly attributable to such shares.

      G.   Federal Taxes
      ------------------

      It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable and tax-exempt income to its shareholders. Accordingly, no federal tax provisions are required.

Goldman Sachs Trust
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)

October 31, 1996


--------------------------------------------------------------------------------
      The characterization of distributions to shareholders for financial statement purposes as either from or in excess of net investment income or net realized gain on investment transactions, or from capital, depends on the type of book/tax differences that may exist as well as timing differences associated with having different book and tax year ends.

      At October 31, 1996, the Funds had approximately the following amounts of capital loss carryforward for U.S. federal tax purposes:

                                                                   Years of
Fund                                           Amount             Expiration
--------------------------------------- ---------------------  -----------------
GS Adjustable Rate
   Government Fund                          $47,923,000             2000-2003
GS Short Duration Government
   Fund                                     $13,272,000             2002-2003
GS Short Duration Tax-Free
   Fund                                      $4,271,000             2002-2003
GS Core Fixed Income
   Fund                                         $77,000                2004

      These amounts are available to be carried forward to offset future capital gains to the extent permitted by applicable laws or regulations.

3.    Agreements

      Goldman Sachs Funds Management, L.P. ("GSFM"), an affiliate of Goldman, Sachs & Co. ("Goldman Sachs"), serves as the investment adviser for the GS Adjustable Rate Government and GS Short Duration Government Funds pursuant to Investment Advisory Agreements. Goldman Sachs Asset Management ("GSAM"), a separate operating division of Goldman Sachs, serves as the investment adviser for the GS Short Duration Tax-Free and GS Core Fixed Income Funds pursuant to Investment Advisory Agreements. Under the Investment Advisory Agreements, the adviser, subject to the general supervision of the Trust's Board of Trustees, manages the Funds' portfolios and provides for the administration of the Funds' other affairs. As compensation for the services rendered under the Investment Advisory Agreements and the assumption of the expenses related thereto, the adviser is entitled to a fee, computed daily and payable monthly at an annual rate equal to .40% of average daily net assets of GS Adjustable Rate Government, GS Short Duration Tax-Free and GS Core Fixed Income Funds and .50% of average daily net assets of GS Short Duration Government Fund. Until further notice, GSFM has voluntarily agreed not to impose .10% of its investment advisory fee for the GS Short Duration Government Fund. For the year ended October 31, 1996, investment advisory fees of approximately $103,000 were waived for the GS Short Duration Government Fund.

      The adviser has voluntarily agreed to limit certain of the Funds' expenses (excluding investment advisory fees, taxes, interest, brokerage, litigation, administrative and service share fees, indemnification and other extraordinary expenses and with respect to GS Adjustable Rate Government Class A shares, distribution and authorized dealer service fees) to the extent that such expenses exceed .05% per annum of each Fund's average daily net assets. For the year ended October 31, 1996, the amount of reimbursed expenses for the GS Adjustable Rate Government, GS Short Duration Government, GS Short Duration Tax-Free and GS Core Fixed Income Funds were approximately $387,000, $169,000, $238,000 and $233,000, respectively. The amounts reimbursable to the GS Adjustable Rate Government, GS Short Duration Government, GS Short Duration Tax-Free and the GS Core Fixed Income Funds at October 31, 1996 were approximately $29,000, $12,000, $31,000 and $19,000, respectively, and are included in "Other assets" in the accompanying Statements of Assets and Liabilities.

      Goldman Sachs serves as Distributor of the shares of the Funds pursuant to a Distribution Agreement and receives no compensation in this capacity with the exception of GS Adjustable Rate Government Fund Class A shares. At October 31, 1996, Goldman Sachs retained approximately $79,000 of sales load related to Class A shares. Goldman Sachs also serves as Transfer Agent of the Funds for a fee.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      The Trust, on behalf of the GS Adjustable Rate Government Fund, has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 for the Class A shares. Under the Plan, Goldman Sachs is entitled to receive a quarterly distribution fee equal, on an annual basis, to .25% of the average daily net assets of Class A shares. Currently, Goldman Sachs has agreed to voluntarily waive this distribution fee. Distribution fees waived for the period amounted to approximately $31,000.

      The Trust, on behalf of the GS Adjustable Rate Government Fund, has adopted a non-Rule 12b-1 Authorized Dealer Service Plan (the "Service Plan") pursuant to which Goldman Sachs and Authorized Dealers are compensated for providing personal and account maintenance services. GS Adjustable Rate Government Fund pays a fee under the Service Plan equal, on an annual basis, to
 .25% of its average daily net assets attributable to Class A shares.

      For the year ended October 31, 1996, GS Adjustable Rate Government Fund, GS Short Duration Government Fund, GS Short Duration Tax-Free Fund and GS Core Fixed Income Fund incurred commission expenses of approximately $108,000, $24,000, $1,000 and $4,000, respectively, in connection with futures contracts entered into with Goldman Sachs. At October 31, 1996, GS Adjustable Rate Government Fund had approximately $20,000, payable to Goldman Sachs related to variation margin on futures contracts. Approximately $5,000 relating to variation margin was due to the GS Core Fixed Income Fund from Goldman Sachs.

4.    Line of Credit Facility
      The Funds participate in a $100,000,000 uncommitted, unsecured revolving line of credit facility to be used solely for temporary or emergency purposes. Under the most restrictive arrangement, each fund must own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on the borrowings is based on the federal funds rate. During the year ended October 31, 1996, the Funds did not have any borrowings under this facility.


5.    Investment Transactions
      Purchases and proceeds of sales or maturities of long-term securities for the year ended October 31, 1996, were as follows:


================================================================================
                            GS            GS           GS
                        Adjustable       Short        Short              GS
                           Rate        Duration      Duration        Core Fixed
                        Government    Government     Tax-Free          Income
                           Fund          Fund          Fund             Fund
--------------------------------------------------------------------------------
Purchases of U.S.
  Government and
  agency obligations   $319,204,368   $117,205,724      --          $227,149,602
--------------------------------------------------------------------------------
Purchases (excluding
  U.S. Government and
  agency obligations)       --             --      $101,504,852       41,015,852
--------------------------------------------------------------------------------
Sales or maturities of
  U.S. Government and
  agency obligations    370,448,093    113,784,637      --           251,512,185
--------------------------------------------------------------------------------
Sales or maturities
  (excluding U.S.
  Government and
  agency obligations)       --             --      128,041,004        19,684,141
--------------------------------------------------------------------------------


6.    Summary of Share Transactions

Share activity for the year ended October 31, 1996 is as follows:


Fund                                         Dollars               Shares
--------------------------------------------------------------------------------
GS Adjustable Rate Government Fund

Institutional Shares:
   Shares sold                             $391,363,204          39,981,299
   Reinvestment of dividends and
     distributions                           17,432,484           1,780,288
   Shares repurchased                      (456,776,795)        (46,666,343)
                                       ----------------------------------------
                                            (47,981,107)         (4,904,756)
                                       ----------------------------------------

Administration Shares:
   Shares sold                                1,457,872             148,981
   Reinvestment of dividends and
     distributions                               94,420               9,641
   Shares repurchased                        (1,356,764)           (138,609)
                                       ----------------------------------------
                                                195,528              20,013
                                       ----------------------------------------

Goldman Sachs Trust
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)

October 31, 1996


--------------------------------------------------------------------------------------------
Fund:                                                       Dollars                 Shares
--------------------------------------------------------------------------------------------
Class A Shares:
   Shares sold                                          $  13,765,298              1,404,698
   Reinvestment of dividends and distributions                654,744                 66,854
   Shares repurchased                                     (18,974,355)            (1,936,518)
                                                       -------------------------------------
                                                           (4,554,313)              (464,966)
                                                       -------------------------------------
   Total                                                $ (52,339,892)            (5,349,709)
                                                       =====================================
GS Short Duration Government Fund
Institutional Shares:
   Shares sold                                          $  39,855,638              4,072,082
   Reinvestment of dividends and distributions              4,137,041                422,559
   Shares repurchased                                     (47,875,174)            (4,893,286)
                                                       -------------------------------------
                                                           (3,882,495)              (398,645)
                                                       -------------------------------------
Administration Shares:
   Shares sold                                                326,101                 33,251
   Reinvestment of dividends and distributions                  2,032                    207
   Shares repurchased                                         (77,312)                (7,921)
                                                       -------------------------------------
                                                              250,821                 25,537
                                                       -------------------------------------
Service Shares:
   Shares sold                                              1,837,702                188,134
   Reinvestment of dividends and distributions                 14,743                  1,508
   Shares repurchased                                         (40,626)                (4,150)
                                                       -------------------------------------
                                                            1,811,819                185,492
                                                       -------------------------------------
   Total                                                $  (1,819,855)              (187,616)
                                                       =====================================

GS Short Duration Tax-Free Fund
Institutional Shares:
   Shares sold                                          $  20,777,050              2,085,253
   Reinvestment of dividends and distributions              1,383,351                139,126
   Shares repurchased                                     (45,664,878)            (4,601,865)
                                                       -------------------------------------
                                                          (23,504,477)            (2,377,486)
                                                       -------------------------------------
Administration Shares:
   Shares sold                                                105,302                 10,672
   Reinvestment of dividends and distributions                  2,017                    203
   Shares repurchased                                        (105,478)               (10,644)
                                                       -------------------------------------
                                                                1,841                    231
                                                       -------------------------------------
Service Shares:
   Shares sold                                          $   1,366,332                137,557
   Reinvestment of dividends and distributions                 16,124                  1,621
   Shares repurchased                                      (1,148,044)              (115,450)
                                                       -------------------------------------
                                                              234,412                 23,728
                                                       -------------------------------------
   Total                                                $ (23,268,224)            (2,353,527)
                                                       =====================================
GS Core Fixed Income Fund
Institutional Shares:
   Shares sold                                          $  20,524,422              2,094,833
   Reinvestment of dividends and distributions              4,292,533                436,903
   Shares repurchased                                      (7,431,360)              (769,104)
                                                       -------------------------------------
                                                           17,385,595              1,762,632
                                                       -------------------------------------
Administration Shares:
   Shares sold                                              1,029,912                106,074
   Reinvestment of dividends and distributions                 17,883                  1,847
   Shares repurchased                                        (358,284)               (36,681)
                                                       -------------------------------------
                                                              689,511                 71,240
                                                       -------------------------------------
Service Shares:
   Shares sold                                                422,233                 43,525
   Reinvestment of dividends and distributions                  5,332                    549
   Shares repurchased                                         (50,931)                (5,292)
                                                       -------------------------------------
                                                              376,634                 38,782
                                                       -------------------------------------
   Total                                                $  18,451,740              1,872,654
                                                       =====================================

--------------------------------------------------------------------------------
Share activity for the year ended October 31, 1995 is as follows:

--------------------------------------------------------------------------------------------
Fund                                                       Dollars                Shares
--------------------------------------------------------------------------------------------
GS Adjustable Rate Government Fund
Institutional Shares:
   Shares sold                                          $ 445,293,934             45,635,666
   Shares exchanged in reorganization                      18,823,725              1,926,438
   Reinvestment of dividends and distributions             20,730,137              2,125,494
   Shares repurchased                                    (771,265,543)           (79,186,935)
                                                       -------------------------------------
                                                         (286,417,747)           (29,499,337)
                                                       -------------------------------------
Administration Shares:
   Shares sold                                                648,042                 66,628
   Shares exchanged in reorganization                       1,561,584                159,814
   Reinvestment of dividends and distributions                124,368                 12,743
   Shares repurchased                                      (5,731,937)              (588,307)
                                                       -------------------------------------
                                                           (3,397,943)              (349,122)
                                                       -------------------------------------
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
Fund                                                       Dollars                 Shares
============================================================================================
Class A Shares:
   Shares sold                                             10,820,993              1,106,877
   Shares exchanged in reorganization                      17,208,471              1,756,917
   Reinvestment of dividends and distributions                419,180                 42,880
   Shares repurchased                                     (13,214,046)            (1,350,373)
                                                       -------------------------------------
                                                           15,234,598              1,556,301
                                                       -------------------------------------
   Total                                                $(274,581,092)           (28,292,158)
                                                       =====================================
GS Short Duration Government Fund
Institutional Shares:
   Shares sold                                          $  49,032,419              5,071,865
   Reinvestment of dividends and distributions              4,993,225                516,155
   Shares repurchased                                    (145,260,300)           (15,059,774)
                                                       -------------------------------------
                                                          (91,234,656)            (9,471,754)
                                                       -------------------------------------

Administration Shares:
   Shares sold                                                  1,604                    165
   Reinvestment of dividends and distributions                    218                     23
   Shares repurchased                                        (728,374)               (75,889)
                                                       -------------------------------------
                                                             (726,552)               (75,701)
                                                       -------------------------------------
   Total                                                $ (91,961,208)            (9,547,455)
                                                       =====================================

GS Short Duration Tax-Free Fund
Institutional Shares:
   Shares sold                                           $ 18,780,011              1,920,432
   Reinvestment of dividends and distributions              1,860,104                189,624
   Shares repurchased                                     (46,762,899)            (4,787,105)
                                                       -------------------------------------
                                                          (26,122,784)            (2,677,049)
                                                       -------------------------------------
Administration Shares:
   Shares sold                                                     --                     --
   Reinvestment of dividends and distributions                  2,483                    246
   Shares repurchased                                      (3,800,930)              (390,639)
                                                       -------------------------------------
                                                           (3,798,447)              (390,393)
                                                       -------------------------------------
Service Shares:
   Shares sold                                             17,688,889              1,812,950
   Reinvestment of dividends and distributions                 10,567                  1,072
   Shares repurchased                                     (17,301,340)            (1,772,550)
                                                       -------------------------------------
                                                              398,116                 41,472
                                                       -------------------------------------
   Total                                                 $(29,523,115)            (3,025,970)
                                                       =====================================

7.    Repurchase Agreements
--------------------------------------------------------------------------------
      During the term of a repurchase agreement, the value of the underlying securities, including accrued interest, is required to equal or exceed the value of the repurchase agreement. The underlying securities for all repurchase agreements are held in safekeeping in the customer-only account of State Street Bank & Trust Co., the Fund's custodian, or at subcustodians. GSFM and GSAM monitor the market value of the underlying securities by pricing them daily.

8.    Joint Repurchase Agreement Account

      The Funds, together with other registered investment companies having advisory agreements with GSFM and GSAM or their affiliates, transfer uninvested cash balances into a joint account, the daily aggregate balance of which is invested in one or more repurchase agreements. The underlying securities for the repurchase agreements are U.S. Treasury obligations and mortgage-related securities issued by the U.S. Government, its agencies or instrumentalities. As of October 31, 1996, the GS Adjustable Rate Government, GS Short Duration Government and GS Core Fixed Income Funds had an .49%, .04% and .52%, respectively, undivided interest in the repurchase agreements in the following joint account which equaled $13,000,000, $1,000,000 and $13,900,000, respectively, in principal amount.
--------------------------------------------------------------------------------

Goldman Sachs Trust
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
October 31, 1996


--------------------------------------------------------------------------------
     As of October 31, 1996, the repurchase agreement in the joint account along with the corresponding underlying securities (including the type of security, market value, interest rate and maturity date) were as follows:

Principal              Interest             Maturity             Amortized
 Amount                  Rate                 Date                  Cost
================================================================================
Bear Stearns & Co., dated 10/31/96, repurchase price $700,108,500 (FNMA:
 $555,290,445, 5.5%--8.50%, 2.1.09-6/1/26; FHLMC: $165,859,789, 5.50%--8.50%,
 9/1/98--8/1/26)
$700,000,000             5.58%              11/01/96                $700,000,000
Lehman Brothers, Inc. dated 10/31/96, repurchase price $924,843,329 (U.S. Treasury
 Notes: $942,903,967, 4.38%--8.50%, 11/15/96--8/15/03)
 924,700,000             5.58               11/01/96                 924,700,000
Nomura Securities International, Inc. dated 10/31/96, repurchase price
 $700,108,500 (FNMA: $256,600,142, 5.50%--8.00%, 2/1/02-10/1/26; FHLMC:
 $464,523,981, 6.00%--9.00%, 9/1/1-10/1/26)
 700,000,000             5.58               11/01/96                 700,000,000
Smith Barney, Inc. dated 10/31/96, repurchase price $170,026,161 (U.S. Treasury
 Interest Only Stripped Securities: $11,653,277, 2/15/98--5/15/02; U.S. Treasury
 Notes: $85,997,728, 5.25%--7.75%, 5/15/97-10/15/06; U.S. Treasury Principal
 Only Stripped Securities: $33,993,571, 5/15/97--5/15/05; U.S. Treasury Bills:
 $41,756,285, 12/12/96--3/20/97)
 170,000,000             5.54               11/01/96                 170,000,000
Union Bank of Switzerland, Inc. dated 10/31/96, repurchase price
$175,026,979
 (Treasury Notes: $178,528,739, 6.88%--7.75%, 8/31/99-1/31/00)
 175,000,000             5.55               11/01/96                 175,000,000
--------------------------------------------------------------------------------
Total Joint Repurchase Agreement                                  $2,669,700,000
================================================================================

9.  Administration and Service Plans

    The Funds have adopted Administration and Service Plans. These plans allow for Administration shares and Service shares, respectively, to compensate service organizations for providing varying levels of account administration and shareholder liaison services to their customers who are beneficial owners of such shares. The Administration and Service Plans provide for compensation to the service organizations in an amount up to .25% and .50% (on an annualized basis), respectively, of the average daily net asset value of the respective shares.

10. Other Matters

    On April 28, 1995, the GS Adjustable Rate Government Fund acquired the assets of GS Government Agency Portfolio (For Financial Institutions) in exchange solely for (i) the issuance of Institutional shares and Administration shares of beneficial interest of the GS Adjustable Rate Government Fund and
(ii) the assumption by GS Adjustable Rate Government Fund of the liabilities of GS Government Agency Portfolio (For Financial Institutions). Following this transfer, GS Government Agency Portfolio (For Financial Institutions) was liquidated and GS Adjustable Rate Government Fund's Institutional and Administration shares were distributed to the former shareholders of GS Government Agency Portfolio (For Financial Institutions).

    The Reorganization was accomplished by a tax-free transfer of assets whereby each shareholder of GS Government Agency Portfolio (For Financial Institutions) received a number of full and fractional shares of GS Adjustable Rate Government Fund having a total net asset value of their shares of GS Government Agency Portfolio (For Financial Institutions) held on April 28, 1995. The net assets, including $370,489 of unrealized depreciation for the GS Government Agency Portfolio (For Financial Institutions), net asset values per share and shares outstanding as of April 28, 1995 were:

================================================================================
                           GS Government
                                Agency
                              Portfolio
                           (For Financial      GS Adjustable     GS Adjustable
                            Institutions      Rate Government   Rate Government
                                (Pre-           Fund (Pre-        Fund (Post-
                           Reorganization)    Reorganization)   Reorganization)
                           ---------------    ---------------   ---------------
Net Assets                   $20,385,309       $673,292,455      $693,677,764

Shares Outstanding
 Institutional Shares          1,912,506         68,506,367        70,432,805
 Administration Shares           158,661            401,122           560,936

Net Asset Value Per Share
 Institutional Shares               9.84               9.77              9.77
 Administration Shares              9.84               9.77              9.77
================================================================================

    On May 11, 1995, shareholders of the GS Adjustable Rate Mortgage Fund approved a Plan of Reorganization (the Plan) which was completed on May 12, 1995. Under the Plan, GS Adjustable Rate Mortgage Fund was reorganized as a separate class (Class A) of the GS

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Adjustable Rate Government Fund. GS Adjustable Rate Mortgage Fund's assets were acquired by GS Adjustable Rate Government Fund in exchange solely for (i) the issuance of Class A shares of beneficial interest of GS Adjustable Rate Government Fund and (ii) the assumption by GS Adjustable Rate Government Fund of the liabilities of GS Adjustable Rate Mortgage Fund. Following this transfer, GS Adjustable Rate Mortgage Fund was liquidated and GS Adjustable Rate Government Fund Class A shares were distributed to the former shareholders of GS Adjustable Rate Mortgage Fund.

     The Reorganization was accomplished by a tax-free transfer of assets whereby each shareholder of GS Adjustable Rate Mortgage Fund received a number of Class A full and fractional shares of GS Adjustable Rate Government Fund having a total net asset value of their shares of GS Adjustable Rate Mortgage Fund held as of May 12, 1995. The net assets, including $45,684 of net unrealized depreciation for the GS Adjustable Rate Mortgage Fund, net asset values per share and shares outstanding as of May 12, 1995 were:
================================================================================

                        GS Adjustable
                        Rate Mortgage     GS Adjustable     GS Adjustable
                           Fund          Rate Government   Rate Government
                           (Pre-            Fund (Pre-       Fund (Post-
                       Reorganization)    Reorganization)   Reorganization)
                       ---------------    ---------------   ---------------
Net Assets               $17,208,471        $727,300,372      $744,508,843

Shares Outstanding
 Institutional Shares             --          73,743,084        73,743,084
 Administration Shares            --             561,352           561,352
 Class A Shares            3,552,167                  --         1,756,917

Net Asset Value Per Share
 Institutions Shares              --                9.79              9.79
 Administration Shares            --                9.79              9.79
 Class A Shares                 4.84                  --              9.79

================================================================================

     The total amount of capital loss carryforward brought on to the books of the GS Adjustable Rate Government Fund due to these reorganization was approximately $3,154,000.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     As of October 31, 1996, the Goldman, Sachs & Co. Employees Profit Sharing and Retirement Income Plan was beneficial owner of approximately 29% of the outstanding shares of the GS Short Duration Government Fund.

11. Certain Reclassifications
     In accordance with Statement of Position 93-2, the GS Adjustable Rate Government Fund, GS Short Duration Tax-Free Fund, and GS Core Fixed Income Fund have reclassified $20,849, $36,587, $22,735, and $24,162, respectively, from paid-in capital to accumulated undistributed net investment income. These reclassifications have no impact on the net asset value of the Fund and are designed to present the Fund's capital accounts on a tax basis.

--------------------------------------------------------------------------------

Goldman Sachs Trust
--------------------------------------------------------------------------------
Financial Highlights (continued)
Selected Data for a Share Outstanding Throughout Each Period


--------------------------------------------------------------------------------

                               Income (loss) from investment operations                          Distributions to shareholders
                    =================================================================== ============================================
                                              Net realized    Net realized
                                             and unrealized  and unrealized    Total                     From net
                                               gain (loss)     gain (loss)     income                  realized gain
                      Net asset              on investment,    on foreign      (loss)                  on investment,    In excess
                      value at      Net        option and       currency        from       From net       option          of net
                      beginning  investment      futures        related      investment   investment    and futures     investment
                      of period   income      transactions    transactions   operations     income      transactions      income
                    ================================================================================================================

                                                GS ADJUSTABLE RATE GOVERNMENT FUND
------------------------------------------------------------------------------------------------------------------------------------
For the Year Ended October 31,
=======================================
1996-Institutional
     Shares............   $9.77   $0.5759(a)    $0.0772(a)        --          $0.6531     $ (0.5725)         --       $ (0.0206)
1996-Administration
     Shares............    9.77    0.5489(a)     0.0797(a)        --           0.6286       (0.5489)         --         (0.0198)
1996-Class A
     Shares............    9.77    0.5481(a)     0.0806(a)        --           0.6287       (0.5489)         --         (0.0198)

1995-Institutional
     Shares............    9.74    0.5630(a)     0.0717(a)        --           0.6347       (0.5759)         --         (0.0287)
1995-Administration
     Shares............    9.74    0.5366(a)     0.0737(a)        --           0.6103       (0.5528)         --         (0.0275)
1995-Class A
     Shares(c).........    9.79    0.2721(a)    (0.0090)(a)       --           0.2631       (0.2697)         --         (0.0134)

1994-Institutional
     Shares............   10.00    0.4341(a)    (0.2455)(a)       --           0.1886       (0.4486)         --          --
1994-Administration
     Shares............   10.00    0.4211(a)    (0.2572)(a)       --           0.1639       (0.4239)         --          --

1993-Institutional
     Shares............   10.04    0.4397       (0.0376)(d)       --           0.4021       (0.4397)         --         (0.0024)
1993-Administration
     Shares(e).........   10.02    0.2146       (0.0173)(d)       --           0.1973       (0.2146)         --         (0.0027)

1992-Institutional
     Shares............   10.03    0.5599       (0.0029)(d)       --           0.5570       (0.5470)         --          --

For the Period July 17, 1991(g) through October 31,
===================================================
1991-Institutional
     Shares............   10.00    0.1531        0.0322(d)        --           0.1853       (0.1553)         --          --

                            Distributions to shareholders
                      =========================================
                          In excess of
                          net realized                                   Net
                            gain on                                    increase                              Ratio of
                           investment,      From         Total        (decrease)    Net asset                  net
                           option and       paid     distributions      in net      value at                 expenses
                            futures          in           to            asset        end of      Total      to average
                          transactions    capital    shareholders       value        period     return(k)   net assets
                      ==============================================================================================================

                                                   GS ADJUSTABLE RATE GOVERNMENT FUND
------------------------------------------------------------------------------------------------------------------------------------

For the Year Ended October 31,
=======================================
1996-Institutional
     Shares............     --            --          $(0.5931)        $0.0600        $9.83        6.86%       0.45%
1996-Administration
     Shares............     --            --           (0.5687)         0.0600         9.83        6.60        0.70
1996-Class A
     Shares............     --            --           (0.5687)         0.0600         9.83        6.60        0.70

1995-Institutional
     Shares............     --            --           (0.6046)         0.0301        9.77        6.75        0.46
1995-Administration
     Shares............     --            --           (0.5803)         0.0300        9.77        6.48        0.71
1995-Class A
     Shares(c).........     --            --           (0.2831)        (0.0200)       9.77        2.74(f)     0.69(b)

1994-Institutional
     Shares............     --            --           (0.4486)        (0.2600)       9.74        1.88        0.46
1994-Administration
     Shares............     --            --           (0.4239)        (0.2600)       9.74        1.63        0.71

1993-Institutional
     Shares............     --            --           (0.4421)        (0.0400)      10.00        4.13        0.45
1993-Administration
     Shares(e).........     --            --           (0.2173)        (0.0200)      10.00        2.01(f)     0.70(b)

1992-Institutional
     Shares............     --            --           (0.5470)         0.0100       10.04        6.12        0.42

For the Period July 17, 1991(g) through October 31,
===================================================
1991-Institutional
     Shares............     --            --           (0.1553)         0.0300       10.03        2.14(f)     0.20(b)

                                                                         Ratios assuming
                                                                       no voluntary waiver
                                                                           of fees or
                                                                       expense limitations
                                                                  =============================
                          Ratio of                                                 Ratio of
                             net                         Net                         net
                         investment                    assets                     investment
                           income                      at end       Ratio of        income
                           (loss)       Portfolio        of         expenses        (loss)
                         to average      turnover      period      to average     to average
                         net assets      rate(d)      (in 000s)    net assets     net assets
                        ========================================================================

                                        GS ADJUSTABLE RATE GOVERNMENT FUND
                        ------------------------------------------------------------------------

For the Year Ended October 31,
=======================================
1996-Institutional
     Shares............    5.85%        52.36%        $613,149       0.51%          5.79%
1996-Administration
     Shares............    5.59         52.36            3,792       0.76           5.53
1996-Class A
     Shares............    5.59         52.36           10,728       1.01           5.28

1995-Institutional
     Shares............    5.77         24.12          657,358       0.53           5.70
1995-Administration
     Shares............    5.50         24.12            3,572       0.78           5.43
1995-Class A
     Shares(c).........    5.87(b)      24.12           15,203       1.01(b)        5.55(b)

1994-Institutional
     Shares............    4.38         37.81          942,523       0.49           4.35
1994-Administration
     Shares............    4.27         37.81            6,960       0.74           4.24

1993-Institutional
     Shares............    4.36        103.74        2,760,871       0.48           4.33
1993-Administration
     Shares(e).........    3.81(b)     103.74            5,326       0.73(b)        3.78(b)

1992-Institutional
     Shares............    5.61        286.40        2,145,064       0.55           5.48


For the Period July 17, 1991(g) through October 31,
===================================================
1991-Institutional
     Shares............    7.31(b)     145.67(b)       239,642       1.02(b)        6.49(b)

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Trust
-------------------------------------------------------------------------------
Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period


------------------------------------------------------------------------------------------------------------------------------------
                                      Income (loss) from investment operations                  Distributions to shareholders
                                ----------------------------------------------------------  ----------------------------------------
                                                Net realized     Net realized
                                               and unrealized   and unrealized     Total                     From net
                                                 gain (loss)      gain (loss)      income                  realized gain
                     Net asset                  on investment,    on foreign       (loss)                  on investment,
                     value at        Net          option and       currency         from       From net       option
                     beginning    investment       futures          related      investment   investment    and futures
                     of period      income      transactions      transactions   operations     income      transactions
                 -------------------------------------------------------------------------------------------------------------------

                                                      GS SHORT DURATION GOVERNMENT FUND
------------------------------------------------------------------------------------------------------------------------------------
For the Year Ended October 31,
-------------------------------------------------------
1996-Institutional
   Shares ...........  $9.82         $0.6290/(a)/   $0.0136/(a)/      --           $0.6426      $(0.6326)         --
1996-Administration
   Shares/(h)/ ......   9.86          0.3837/(a)/    0.0003/(a)/      --            0.3840       (0.3940)         --
1996-Service
   Shares/(i)/ ......   9.72          0.3134/(a)/    0.1018/(a)/      --            0.4152       (0.3152)         --

1995-Institutional
   Shares ...........   9.64          0.6652/(a)/    0.1666/(a)/      --            0.8318       (0.6518)         --
1995-Administration
   Shares ...........   9.64          0.2384/(a)/   (0.0433)/(a)/     --            0.1951       (0.2051)         --

1994-Institutional
   Shares ...........  10.14          0.5628/(a)/   (0.4592)/(a)/     --            0.1036       (0.5598)      (0.0438)
1994-Administration
   Shares ...........  10.14          0.5329/(a)/   (0.4539)/(a)/     --            0.0790       (0.5352)      (0.0438)

1993-Institutional
   Shares ...........  10.16          0.5627        (0.0135)/(d)/     --            0.5492       (0.5627)         --
1993-Administration
   Shares/(e)/ ......  10.23          0.2725        (0.0900)/(d)/     --            0.1825       (0.2725)         --

1992-Institutional
   Shares ...........  10.22          0.6703        (0.0600)/(d)      --            0.6103       (0.6703)         --

1991-Institutional
   Shares ...........  10.00          0.8020         0.2200/(d)/      --            1.0220       (0.8020)         --

1990-Institutional
   Shares ...........  10.07          0.8300         (0.0700)/(d)     --            0.7600       (0.8300)         --

1989-Institutional
   Shares ...........  10.10          0.8800          --              --            0.8800       (0.8800)         --

For the Period August 15, 1988/(g)/ through October 31,
-------------------------------------------------------
1988-Institutional
   Shares ...........  10.00          0.1800          0.1000/(d)/     --            0.2800       (0.1800)         --


                                                        In excess of
                                                        net realized                                      Net
                                                           gain on                                      increase
                                          In excess      investment,       From         Total          (decrease)   Net asset
                                            of net       option and        paid      distributions      in net       value at
                                          investment      futures           in           to              asset        end of
                                            income      transactions      capital    shareholders        value        period
------------------------------------------------------------------------------------------------------------------------------------
For the Year Ended October 31,
1996-Institutional
   Shares ............                       --             --              --        $(0.6326)         $0.0100       $9.83
1996-Administration
   Shares/(h)/ .......                       --             --              --         (0.3940)         (0.0100)       9.85
1996-Service
   Shares/(i)/ .......                       --             --              --         (0.3152)          0.1000        9.82

1995-Institutional
   Shares ............                       --             --              --         (0.6518)          0.1800        9.82
1995-Administration
   Shares ............                       --             --              --         (0.2051)         (0.0100)       9.63/(h)/

1994-Institutional
   Shares ............                       --             --              --         (0.6036)         (0.5000)       9.64
1994-Administration
   Shares ............                       --             --              --         (0.5790)         (0.5000)       9.64

1993-Institutional
   Shares ............                     (0.0065)         --              --         (0.5692)         (0.0200)      10.14
1993-Administration
   Shares/(e)/ .......                       --             --              --         (0.2725)         (0.9000)      10.14

1992-Institutional
   Shares ............                       --             --              --         (0.6703)         (0.0600)      10.16

1991-Institutional
   Shares ............                       --             --              --         (0.8020)          0.2200       10.22

1990-Institutional
   Shares ............                       --             --              --         (0.8300)         (0.0700)      10.00

1989-Institutional
   Shares ............                       --             --            (0.0300)     (0.9100)         (0.0300)      10.07

For the Period August 15, 1988/(g)/ through October 31,
-------------------------------------------------------
1988-Institutional
   Shares ............                       --             --              --         (0.1800)          0.1000       10.10

                                                                                                         Ratios assuming
                                                                                                        not voluntary waiver
                                                                                                            of fees or
                                                                                                        expense limitations
                                                                                                     --------------------------
                                                            Ratio of                                                Ratio of
                                                              net                         Net                         net
                                            Ratio of       investment                    assets                    investment
                                               net           income                      at end       Ratio of       income
                                             expenses        (loss)       Portfolio        of         expenses       (loss)
                              Total         to average     to average     turnover       period      to average    to average
                            return/(k)/     net assets     net assets      rate/(d)/    (in 000s)    net assets    net assets
------------------------------------------------------------------------------------------------------------------------------------
For the Year Ended October 31,
1996-Institutional
   Shares ............        6.75%           0.45%           6.44%         115.45%      $99,944       0.71%         6.18%
1996-Administration
   Shares/(h)/ .......        4.00/(f)/       0.70%/(b)/      5.97/(b)/     115.45           252       0.96/(b)/     5.71/(b)/
1996-Service
   Shares/(i)/ .......        4.35/(f)/       0.95/(b)/       6.05/(b)      115.45         1,822       1.21/(b)/     5.79/(b)/

1995-Institutional
   Shares ............        8.97            0.45            6.87          292.56       103,760       0.72          6.60
1995-Administration
   Shares ............        2.10            0.70/(b)/       7.91/(b)/     292.56            --       0.90/(b)/     7.71/(b)/

1994-Institutional
   Shares ............        0.99            0.45            5.69          289.79       193,095       0.59          5.55
1994-Administration
   Shares ............        0.73            0.70            5.38          289.79           730       0.84          5.24

1993-Institutional
   Shares ............        5.55            0.45            5.46          411.66       359,708       0.64          5.31
1993-Administration
   Shares/(e)/ .......        1.74            0.70/(b)/       4.84/(b)/     411.66        16,490       0.80/(b)/     4.74/(b)/

1992-Institutional
   Shares ............        6.24            0.45            6.60          216.07       277,927       0.69          6.36

1991-Institutional
   Shares ............       10.93            0.45            8.25          155.44       158,948       0.79          7.91

1990-Institutional
   Shares ............        8.23            0.45            8.62          173.21        68,995       0.95          8.12

1989-Institutional
   Shares ............        9.03            0.46            8.71          137.37        31,015       1.39          7.78

For the Period August 15, 1988/(g)/ through October 31,
-------------------------------------------------------
1988-Institutional
   Shares ............        3.30/(f)/       0.55/(b)/       8.55/(b)/     167.00/(b)/   39,052       1.42/(b)/     7.68/(b)/
------------------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

Goldman Sachs Trust
--------------------------------------------------------------------------------
Financial Highlights   (continued)
Selected Data for a Share Outstanding Throughout Each Period

--------------------------------------------------------------------------------


                                                   Income (loss) from investment operations         Distributions to shareholders
                                                ================================================ ===================================
                                                               Net realized   Net realized
                                                              and unrealized  and unrealized   Total                    From net
                                                               gain (loss)     gain (loss)     income                 realized gain
                                     Net asset                on investment,   on foreign      (loss)                 on investment,
                                      value at       Net        option and      currency        from       From net      option
                                     beginning   investment      futures         related     investment   investment   and futures
                                     of period     income      transactions   transactions   operations     income    transactions
                                     ===============================================================================================


                                                  GS SHORT DURATION TAX-FREE FUND
------------------------------------------------------------------------------------------------------------------------------------

For the Year Ended October 31,
---------------------------------------------------
1996-Institutional Shares...........   $9.94    $0.4192/(a)/     $0.0200/(a)/        --       $0.4392      $(0.4192)        --
1996-Administration Shares..........    9.94     0.3944/(a)/      0.0200/(a)/        --        0.4144       (0.3944)        --
1996-Service Shares.................    9.95     0.3697/(a)/      0.0200/(a)/        --        0.3897       (0.3697)        --

1995-Institutional Shares...........    9.79     0.4235/(a)/      0.1500/(a)/        --        0.5735       (0.4235)        --
1995-Administration Shares..........    9.79     0.3989/(a)/      0.1500/(a)/        --        0.5489       (0.3989)        --
1995-Service Shares.................    9.79     0.3744/(a)/      0.1600/(a)/        --        0.5344       (0.3744)        --

1994-Institutional Shares...........   10.23     0.3787/(a)/     (0.3575)/(a)/       --        0.0212       (0.3787)     (0.0825)
1994-Administration Shares..........   10.23     0.3537/(a)/     (0.3575)/(a)/       --       (0.0038)      (0.3537)     (0.0825)
1994-Service Shares/(j)/............    9.86     0.0475/(a)/     (0.0700)/(a)/       --       (0.0225)      (0.0475)        --

1993-Institutional Shares...........    9.93     0.3834           0.3000/(d)/        --        0.6834       (0.3834)        --
1993-Administration Shares/(j)/.....   10.16     0.1555           0.0720/(d)/        --        0.2275       (0.1555)        --

For the Period October 1, 1992/(g)/ through October 31,
----------------------------------------------------
1992-Institutional Shares...........   10.00     0.0341          (0.0700)/(d)/       --       (0.0359)      (0.0341)        --


                                    Distributions to shareholders
                                  ==================================
                                               In excess of
                                               net realized                              Net
                                                  gain on                              increase                          Ratio of
                                   In excess    investment,    From        Total      (decrease)  Net asset                 net
                                     of net     option and     paid    distributions    in net    value at               expenses
                                   investment     futures       in          to          asset      end of     Total     to average
                                     income    transactions   capital  shareholders     value      period   return/(k)/  net assets
                                  ==================================================================================================


                                                         GS SHORT DURATION TAX-FREE FUND
------------------------------------------------------------------------------------------------------------------------------------

For the Year Ended October 31,
====================================================
1996-Institutional Shares...........   --         --          --     $(0.4192)      $0.0300       $9.96       4.50%       0.45%
1996-Administration Shares..........   --         --          --      (0.3944)       0.0300        9.96       4.24        0.70
1996-Service Shares.................   --         --          --      (0.3697)       0.0200        9.97       3.98        0.95

1995-Institutional Shares...........   --         --          --      (0.4235)       0.1500        9.94       5.98        0.45
1995-Administration Shares..........   --         --          --      (0.3989)       0.1500        9.94       5.76        0.70
1995-Service Shares.................   --         --          --      (0.3744)       0.1600        9.95       5.59        0.95

1994-Institutional Shares...........   --         --          --      (0.4612)      (0.4400)       9.79       0.17        0.45
1994-Administration Shares..........   --         --          --      (0.4362)      (0.4400)       9.79      (0.11)       0.70
1994-Service Shares/(j)/............   --         --          --      (0.0475)      (0.0700)       9.79      (0.32)/(f)/  0.95/(b)/

1993-Institutional Shares...........   --         --          --      (0.3834)       0.3000       10.23       7.03        0.41
1993-Administration Shares/(j)/.....   --         --          --      (0.1555)       0.0720       10.23       2.28/(f)/   0.70/(b)/

For the Period October 1, 1992/(g)/ through October 31,
-----------------------------------------------------
1992-Institutional Shares...........   --         --          --      (0.0341)      (0.0700)       9.93      (0.34)/(f)/  0.05/(b)/








                                                                   Ratios assuming
                                                                 no voluntary waiver
                                                                     of fees or
                                                                 expense limitations
                                                          ==================================
                                    Ratio of                                      Ratio of
                                       net                   Net                    net
                                   investment               assets               investment
                                     income                 at end    Ratio of     income
                                     (loss)     Portfolio     of      expenses     (loss)
                                   to average   turnover    period   to average  to average
                                   net assets    rate/(d)/  (in 000s)  net assets  net assets
                                  ==========================================================


                                         GS SHORT DURATION TAX-FREE FUND
--------------------------------------------------------------------------------------------

For the Year Ended October 31,
---------------------------------------------------
1996-Institutional Shares...........  4.21%      231.65%    $34,814      1.01%      3.65%
1996-Administration Shares..........  3.96       231.65          48      1.26       3.40
1996-Service Shares.................  3.74       231.65         695      1.51       3.18

1995-Institutional Shares...........  4.31       259.52      58,389      0.77       3.99
1995-Administration Shares..........  4.14       259.52          46      1.02       3.82
1995-Service Shares.................  3.87       259.52         454      1.27       3.55

1994-Institutional Shares...........  3.74       354.00      83,704      0.61       3.58
1994-Administration Shares..........  3.51       354.00       3,866      0.86       3.35
1994-Service Shares/(j)/............  4.30/(b)/  354.00         440      1.11/(b)/  4.14/(b)/

1993-Institutional Shares...........  3.70       404.60     115,803      1.06       3.05
1993-Administration Shares/(j)/.....  3.32/(b)/  404.60         911      1.07/(b)/  2.95/(b)/

For the Period October 1, 1992/(g)/ through October 31,
-----------------------------------------------------
1992-Institutional Shares...........  4.58/(b)/   31.19/(f)/ 14,601      2.68/(b)/  1.95/(b)/



--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Trust
--------------------------------------------------------------------------------
Financial Highlights   (continued)
Selected Data for a Share Outstanding Throughout Each Period

--------------------------------------------------------------------------------

                                                   Income (loss) from investment operations           Distributions to shareholders

                                                ----------------------------------------------------- ------------------------------
                                                                              Net realized
                                                               Net realized        and                                  From net
                                                              and unrealized   unrealized      Total                  realized gain
                                                               gain (loss)     gain (loss)     income                      on
                                     Net asset                on investment,   on foreign      (loss)                  investment,
                                      value at       Net        option and      currency        from       From net      option
                                     beginning   investment      futures         related     investment   investment   and futures
                                     of period     income      transactions   transactions   operations     income    transactions
                                     -----------------------------------------------------------------------------------------------

                                                     GS CORE FIXED INCOME FUND
------------------------------------------------------------------------------------------------------------------------------------

For the Year Ended October 31,
----------------------------------------------------
1996-Institutional Shares...........  $10.00       $0.6448     $(0.0704)             --       $0.5744      $(0.6438)     $(0.0806)
1996-Administrative Shares(l).......    9.91        0.4083      (0.0703)             --        0.3380       (0.4080)            --
1996-Service Shares(l)..............    9.77        0.3756       0.0898              --        0.4654       (0.3754)            --

1995-Institutional Shares...........    9.24        0.6423       0.7610              --        1.4033       (0.6433)            --

For the Period January 5, 1994(g)through October 31,
----------------------------------------------------
1994-Institutional Shares...........   10.00        0.4648      (0.7617)             --       (0.2969)      (0.4648)            --


                                             Distributions to shareholders
                                  ---------------------------------------------------
                                               In excess of
                                               net realized                              Net
                                                  gain on                              increase                          Ratio of
                                   In excess    investment,    From        Total      (decrease)  Net asset                 net
                                     of net     option and     paid    distributions    in net    value at               expenses
                                   investment     futures       in          to          asset      end of      Total    to average
                                     income    transactions   capital  shareholders     value      period    return(k)  net assets
                                  --------------------------------------------------------------------------------------------------

                                                                 GS CORE FIXED INCOME FUND
------------------------------------------------------------------------------------------------------------------------------------

For the Year Ended October 31,
----------------------------------------------------
1996-Institutional Shares...........   --          --            --     $(0.7244)    $(0.1500)      $9.85        5.98%       0.45%
1996-Administrative Shares(l).......   --          --            --      (0.4080)     (0.0700)       9.84        3.56(f)     0.70(b)
1996-Service Shares(l)..............   --          --            --      (0.3754)      0.0900        9.86        4.90(f)     0.95(b)

1995-Institutional Shares...........   --          --            --      (0.6433)      0.7600       10.00        15.72       0.45


For the Period January 5, 1994(g)through October 31,
----------------------------------------------------
1994-Institutional Shares...........   --          --            --      (0.4648)     (0.7617)       9.24        (3.00)      0.45(b)


                                                                         Ratios assuming
                                                                       no voluntary waiver
                                                                           of fees or
                                                                       expense limitations
                                                                    -------------------------
                                    Ratio of                                      Ratio of
                                       net                   Net                    net
                                   investment               assets               investment
                                     income                 at end    Ratio of     income
                                     (loss)     Portfolio     of      expenses     (loss)
                                   to average   turnover    period   to average  to average
                                   net assets    rate(d)  (in 000s)  net assets  net assets
                                 ------------------------------------------------------------

                                              GS CORE FIXED INCOME FUND
---------------------------------------------------------------------------------------------
For the Year Ended October 31,
----------------------------------------------------
1996-Institutional Shares...........    6.51%    414.20%    $72,061        0.83%       6.13%
1996-Administrative Shares(l).......    6.41(b)  414.20         702        1.08(b)     6.03(b)
1996-Service Shares(l)..............    6.37(b)  414.20         381        1.33(b)     5.99(b)

1995-Institutional Shares...........    6.56     383.26      55,502        0.96        6.05

For the Period January 5, 1994(g)through October 31,
----------------------------------------------------
1994-Institutional Shares...........    6.48(b)   288.25     24,508        1.46(b)     5.47(b)

------------------
(a)Calculated based on the average shares outstanding methodology.
(b)Annualized.
(c)Class A share activity commenced on May 15, 1995.
(d)Includes the effect of mortgage dollar roll transactions.
(e)Administration share activity commenced on April 15, 1993.
(f)Not annualized.
(g)Commencement of operations.
(h)GS Short Duration Government Fund Administration shares were redeemed in full on February 23, 1995 and re-commenced on February 28, 1996 at $9.86.
(i)Service share activity commenced on April 10, 1996.
(j)Administration and service share activity commenced on May 20, 1993 and September 20, 1994 respectively.
(k)Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and not sales charges. For Class A shares only, total return would be reduced if a sales charge were taken into account.
(l)Administration and Service share activity commenced on February 28, 1996 and March 13, 1996 respectively.
--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
Report of Independent Public Accountants

--------------------------------------------------------------------------------


To the Shareholders and Board of Trustees of the GS Adjustable Rate Government Fund, GS Short Duration Government Fund, GS Short Duration Tax-Free Fund and GS Core Fixed Income Fund:

   We have audited the accompanying statements of assets and liabilities of the GS Adjustable Rate Government Fund, GS Short Duration Government Fund, GS Short Duration Tax-Free Fund and GS Core Fixed Income Fund (portfolios of Goldman Sachs Trust, a Massachusetts Business Trust) including the statements of investments, as of October 31, 1996, and the related statements of operations, the statements of changes in net assets and the financial highlights for each of the periods presented. These financial statements and the financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of the GS Adjustable Rate Government Fund, GS Short Duration Government Fund, GS Short Duration Tax-Free Fund and GS Core Fixed Income Fund as of October 31, 1996, the results of their operations and the changes in their net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                    ARTHUR ANDERSEN LLP

Boston, Massachusetts
December 12, 1996

Goldman Sachs
1 New York Plaza
New York, NY 10004




Trustees
Ashok N. Bakhru, Chairman
David B. Ford
Douglas C. Grip
Alan A. Shuch
Jackson W. Smart, Jr.
William H. Springer
Richard P. Strubel

Officers
Douglas C. Grip, President
John W. Mosior, Vice President
Nancy L. Mucker, Vice President
Pauline Taylor, Vice President
Scott M. Gilman, Treasurer
John M. Perlowski, Assistant Treasurer
Michael J. Richman, Secretary
Howard B. Surloff, Assistant Secretary




Goldman Sachs
Investment Adviser, Administrator,
Distributor and Transfer Agent



                              The Goldman Sachs
                              Fixed Income Funds

      -------------------------------------------------------------------

                                 Annual Report
                               October 31, 1996




                      GS Adjustable Rate Government Fund
                      GS Short Duration Government Fund
                      GS Short Duration Tax-Free Fund
                      GS Core Fixed Income Fund

                                    Goldman
                                     Sachs

GST/AR/1096(INST)
--------------------------------------------------------------------------------
================================================================================

--------------------------------------------------------------------------------
This Annual Report is authorized for distribution to prospective investors only when preceded or accompanied by a Goldman Sachs Trust Prospectus which contains facts concerning each Fund's objectives and policies, management, expenses and other information.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Letter to Shareholders


--------------------------------------------------------------------------------
Dear Shareholders:

    We welcome the opportunity to review the performance and the investment activity of the Goldman Sachs Fixed Income Funds for the 12-month period ended October 31, 1996. To help put the portfolios' performance in perspective, we will also provide a brief overview of the U.S. economy and the bond market during the period.

    We are pleased to report that the Goldman Sachs Fixed Income Funds fared well relative to their peers during the period.

The Bond Market Sold Off Amid Rising Rates, Then Stabilized

    The U.S. fixed income market began the 12-month period under review with a robust rally, fueled by weak economic data and low inflation. However, in February 1996, the bond market began to come under pressure when stronger than expected economic and job growth as well as surging commodity prices aroused fears of higher inflation on the horizon. Bond market conditions significantly worsened during March and April, when a sharp rise in interest rates triggered a sell-off and increased volatility. By early May, long-term bond yields had climbed above the psychologically important 7.0% level for the first time in nearly a year. At the end of May, interest rates began to stabilize and Treasury prices remained in a narrow trading range throughout the summer and fall. During September and October, however, interest rates retreated and the bond market strengthened. The rebound was primarily due to evidence of a slowing U.S. economy and strong demand for Treasury bonds from the central banks of China, Japan and Germany, which accelerated their purchases dramatically toward the end of the period. By the end of October, prices of 30-year Treasuries broke out of the trading range that had persisted for over six months.

After a Weak Start, Economic Growth Rebounded, Then Moderated

    In late 1995, the economy was anemic, with weak consumer and capital spending contributing to a fourth-quarter real Gross Domestic Product (GDP) growth of only 0.3% (annualized). During the first quarter of 1996, harsh winter weather and the General Motors strike continued to restrain economic growth. Despite these adverse conditions, the economy advanced faster than expected, with first-quarter real GDP growth reported at 2.0% (annualized). Momentum accelerated more dramatically during the second quarter, as industrial activity, automobile sales and home sales all showed significant improvement. As a result, second-quarter GDP rose a robust 4.7% (annualized), its highest rate in two years.

    The economy's torrid growth cooled markedly during the third quarter, with annualized real GDP at a revised 2.0%, largely due to lackluster consumer spending and a widening U.S. trade deficit. In October some evidence of a slowdown continued, with housing starts falling to their lowest level in a year and U.S. capacity utilization also down. However, consumer confidence remained high against a backdrop of low unemployment and higher household income. These indicators led some economists to interpret October's retail sales numbers (up a scant 0.2%) as a "breather" they expected to be followed by stronger holiday shopping, while others were concerned about a more prolonged period of restrained spending. Despite investors' earlier fears of increased inflationary

--------------------------------------------------------------------------------------------
Table of Contents

Market Overview                              1      Financial Statements                 24
Goldman Sachs Government Income Fund         4      Notes to Financial Statements        28
Goldman Sachs Global Income Fund            11      Financial Highlights                 36
Goldman Sachs Municipal Income Fund         17
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Letter to Shareholders (continued)

--------------------------------------------------------------------------------
pressures and the fact that in October the producer and consumer price indexes were up 0.4% and 0.3%, respectively, inflation remained subdued throughout the period.

The Fed Remained Neutral After Easing in December and January

    In response to generally poor year-end 1995 economic conditions, the U.S. Federal Reserve cut the Federal funds rate by 25 basis points in December 1995 and an additional 25 basis points in January 1996. The Fed then remained neutral from February through the end of the period, leaving the Federal funds rate at 5.25% as of October 31, 1996.

    During the period under review, the yield curve shifted upward everywhere but at the shortest end, where it steepened. The yield on six-month Treasury bills fell from 5.55% on October 31, 1995 to approximately 5.26% on October 31, 1996. For the same time period, the yield on the 30-year U.S. Treasury bond rose from 6.33% a year ago to 6.64%. For the 12-month period ended October 31, 1996, the total returns of one-year and 30-year Treasuries were 5.84% and 0.72%, respectively.

Historical Treasury Yield Curve

                           [LINE GRAPH APPEARS HERE]

        GS Retail Treasury Bar Chart
                    10/31/95         10/31/96
3-Month                 5.49%            5.13
6-Month                 5.55             5.26
         1              5.54              5.4


         2              5.61             5.73


         3              5.68             5.86




         5              5.81             6.07





        10              6.02             6.34





        30              6.33             6.64

Source: Bloomberg, L.P.

The yield curve steepened on the short end and shifted upward on the longer end.

The Dollar's Climb Versus the Mark and the Yen
Continued

    During the period under review, the U.S. dollar appreciated against both the Deutsche mark and Japanese yen, rising more against the yen. The dollar strengthened relative to the mark as the Bundesbank progressively edged rates lower during the period to stimulate the sluggish German economy, reaching a 15-month high against the mark in May. By October, the dollar had retreated slightly as further Bundesbank cuts became less likely. In contrast, the dollar's climb against the yen continued through the end of October, when it reached a three-and-a-half-year high. The yen's weakness was primarily due to the softness in Japan's economic recovery. However, in November the yen rose against the dollar as Japanese officials made it clear that they believed the yen had weakened enough.

Outlook: Moderate Economic Growth for the Near Term

    The recent economic weakness and the tame third-quarter labor cost report increase the likelihood that the Fed will defer any changes in monetary policy until 1997. Although a more extended slowdown is possible, as of this writing, Goldman Sachs' economists believe a resumption of growth is likely if consumer spending rebounds by year-end and the trade deficit does not significantly widen. On the fiscal front, the bond market environment should benefit from the recent election results with President Clinton balanced by a Republican-controlled Congress, which points toward continued budgetary restraint.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Letter to Shareholders (continued)



--------------------------------------------------------------------------------
    We appreciate your confidence in the Goldman Sachs Fixed Income Funds and we look forward to continuing to serve your investment needs in the future.

Sincerely,



/s/ David B. Ford
David B. Ford
Co-Head, Goldman Sach Asset Management




/s/ John P. McNulty
John P. McNulty
Co-Head, Goldman Sachs Asset Management



/s/ Sharmin Mossavar-Rahmani
Sharmin Mossavar-Rahmani
Chief Investment Officer - Fixed Income Investments
Goldman Sachs Asset Management

November 29, 1996
--------------------------------------------------------------------------------

Letter to Shareholders
--------------------------------------------------------------------------------
Goldman Sachs Government Income Fund



--------------------------------------------------------------------------------
Investment Objective

     The Goldman Sachs Government Income Fund seeks to provide shareholders with a high level of current income consistent with safety of principal. Under normal conditions, at least 65% of the portfolio's total assets will be invested in U.S. government securities and in repurchase agreements collateralized by such securities. The fund may also invest in securities of nongovernmental issuers, including asset-backed securities, privately issued mortgage-backed securities and corporate debt obligations. Such securities will be rated triple-A at the time of investment or, if unrated, deemed to be of comparable quality by Goldman Sachs Asset Management, the fund's investment adviser. The fund's interest rate sensitivity is expected to be comparable to that of a five-year bond.

Mortgage-Backed Securities Strengthened Amid Slowing Prepayments

     During the 12-month period under review, the performance of mortgage-backed securities (MBSs) was closely linked to the changing direction of interest rates. From November 1995 through February 1996, declining interest rates spurred homeowners to switch to long-term, fixed rate mortgages, resulting in a high level of refinancing activity and widening spreads between MBSs and Treasuries. Long-term interest rates began to rise at the end of January and prepayments peaked in February. Throughout the spring, the mortgage-backed securities market strengthened due to declining prepayment fears, and adjustable rate mortgages (ARMs) and fixed rate mortgage pass-throughs continued to do well when rates stabilized during the summer. However, the direction of interest rates reversed course beginning in September, and by the end of October, rates on 30-year mortgages had slipped below 8%. The decline increased some homeowners' incentive to refinance, but rates continued to be significantly above their levels of a year earlier and "seasoned" mortgage-backed securities (securities backed by older mortgages that typically have lower prepayment risk) continued to do well. In addition, the market's technical balance remained strong, with prices supported by healthy investor demand coupled with no significant new issuance.

Performance Review: Fund Performed Well Due to Mortgage-and Asset-Backed Securities

     During the 12-month period ended October 31, the fund's Class A shares outperformed the benchmark, the Lehman Brothers Government/Mortgage Index (the "Index") due to favorable results from the fund's positions in collateralized mortgage obligations (CMOs) and asset-backed securities (ABSs). The fund's Class B shares, which opened on May 1, 1996 when interest rates were still rising, also achieved positive returns.

     The fund performed well compared with its peers. The fund's Class A shares ranked eighth out of 124 intermediate U.S. government income funds based on total return for the 12 months ended October 31, 1996, according to Lipper Analytical Services, Inc. (Please note that Lipper rankings do not take sales charges into account and that past performance is not a guarantee of future results. Class B shares were not ranked for this period because they were in existence less than 12 months.)

--------------------------------------------------------------------------------
Performance Summary
--------------------------------------------------------------------------------
                                               Class A        Class B*
                                              (10/31/95-      (5/1/96-
                                               10/31/96)      10/31/96)
                                               ---------      ---------
Total Return (based on net asset value)          5.80%          4.85%
--------------------------------------------------------------------------------
  Return From Monthly Distributions              6.56%          3.01%
--------------------------------------------------------------------------------
  Return From Price Depreciation/               -0.76%          1.84%
   Appreciation
--------------------------------------------------------------------------------
Total Return of Lehman Brothers
  Government/Mortgage Index                      5.74%          5.12%
--------------------------------------------------------------------------------
NAV (as of 10/31/96)                            $14.36         $14.37
--------------------------------------------------------------------------------
NAV Change                                      -$0.11         +$0.26
--------------------------------------------------------------------------------

* New share class opened during the period.

Portfolio Composition and Investment Strategies

     During the period under review, we significantly reduced the portfolio's holdings of U.S. Treasuries in favor of mortgage-backed and asset-backed securities.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Goldman Sachs Government Income Fund (continued)



--------------------------------------------------------------------------------
                 Portfolio Composition as of October 31, 1996*


                           [PIE CHART APPEARS HERE]

Agency Debentures                       0.4%
Repos/Cash Equivalents                  1.1%
U.S. Treasuries                        16.2%
Asset-Backed Securities                19.9%
CMOs                                   22.0%
Fixed Rate Mortgage Pass-Throughs      40.4%

* The percentages shown are of total portfolio investments that have settled and include an offset to cash equivalents relating to unsettled trades. These percentages may differ from those in the accompanying Statement of Investments, which reflect portfolio holdings as a percentage of net assets.

 .    Fixed Rate Mortgage Pass-Throughs. The fund's single largest position as of
October 31, 1996 was in fixed rate mortgage pass-throughs at 40.4% (nearly unchanged from a year ago), which was overweighted relative to the Index allocation of 36.4%. Overall, the fund benefited from the sector's incremental yield compared with similar-duration Treasury securities. Although pass-throughs suffered from a high rate of mortgage prepayments when the period began, the sector improved when interest rates began to rise at the end of January.

     During the period, we occasionally used mortgage dollar rolls, which helped the portfolio to benefit from short-term supply and demand imbalances in the mortgage settlement process. (Mortgage dollar rolls refer to transactions that involve selling mortgage securities owned by the fund and simultaneously contracting to buy back similar mortgage securities with the same coupon on a specified future date -- usually one month forward.) At all times, we "cover" the mortgage dollar rolls by keeping cash or high-grade liquid debt securities equal to the dollar amount of the forward commitment in a segregated account with the fund's custodian.

 .    CMOs. As of October 31, the fund's allocation in CMOs was 22.0%, up from
7.7% a year ago. These securities included sequential-pay/support CMOs (13.0%), a position we initiated in February, which offered relative stability and attractive spreads compared with Treasuries. We cut the portfolio's allocation in planned amortization class (PAC) CMOs to 5.5% from 6.3% a year ago in favor of other sectors that offered greater relative value. We also held very small positions in inverse floaters, interest-only (IO) and principal-only (PO) securities, discussed below.

 .    Asset-Backed Securities. The portfolio's ABS holdings, which were primarily issues backed by credit card and automobile debt, represented 19.9% of the portfolio, up from 14.3% a year ago. This position consisted of short-term, triple-A-rated issues that offered attractive incremental yield over similar-duration Treasuries. The ABS market began the period on a weak note, as concerns surrounding credit card delinquencies impacted the sector during November and December 1995. From January through the end of the period, these uncertainties faded and the sector strengthened. Spreads between ABSs and Treasuries tightened, as the ABS market benefited from strong investor demand from a variety of sources: foreign banks, insurance companies and an increasing number of corporate and CMO "crossover" accounts. ABS supply was robust as well, with a wide variety of innovative new issues across a range of maturities, collateral types and structures, but demand kept pace.

 .    U.S. Treasuries and Repurchase Agreements/Cash Equivalents. We reduced the fund's allocation in U.S. Treasuries and repurchase agreements/cash equivalents to take advantage of securities in other sectors that offered better relative value. As of October 31, Treasuries accounted for 16.2% of the portfolio, significantly

--------------------------------------------------------------------------------

Letter to Shareholders
--------------------------------------------------------------------------------
Goldman Sachs Government Income Fund (continued)



--------------------------------------------------------------------------------
underweighted relative to the Index (55.4%), while cash equivalents were a 1.1% position.

 .    Agency Debentures. During the period, we reduced the fund's holdings in agency debentures (bonds issued by agencies of the U.S. government) to a scant 0.4% because we determined that the sector's tight spreads compared with Treasuries did not offer attractive return potential.

 .    Issuer Composition. The breakdown of the portfolio's mortgage-backed security holdings by issuer was 23.3% in Federal National Mortgage Association
(FNMA) issues, 14.0% in Government National Mortgage Association (GNMA) issues, 9.8% in Federal Home Loan Mortgage Corporation (FHLMC) issues and 15.3% in private issues.

 .    Credit Quality. As of October 31, U.S. government and agency securities accounted for 66.6% of the portfolio, triple-A-rated securities were 32.3% of the portfolio and cash equivalents were 1.1% of the portfolio.

 .    Prudent Use of Derivatives. As noted, sequential-pay/ support and PAC CMOs, which are generally considered to be lower risk derivative instruments, accounted for 13.0% and 5.5% of the portfolio, respectively. The portfolio also held inverse floaters (1.3%) for their potential to add incremental yield, as well as a "combo" consisting of minor positions in interest-only and principal-only CMOs. When IOs are held along with POs, they can produce a position with a similar risk profile as a fixed rate mortgage pass-through but with a higher yield. In addition, we used futures as a tool to help manage the portfolio's duration.

 . Duration. The fund's duration as of October 31 was 4.5 years, in line with the Index. We carefully manage the fund's duration to approximate that of the Index rather than attempting to make interest rate predictions. Instead, we seek excess return over the Index through our sector weightings and specific security selection.

Fund Outlook
     We have a cautiously optimistic view of the mortgage pass-through market in general. Certain segments continue to be attractively valued, and we believe that our current seasoned holdings should fare well relative to other sectors if interest rates continue to fall and prepayments increase. We have a neutral outlook for the CMO sector in general, which we believe does not offer significant value over mortgage pass-throughs. However, we continue to identify specific CMO securities that present attractive investment opportunities. In the ABS market, significant spread premiums relative to comparably rated corporate securities are expected to continue to buoy investor demand. In addition, Fed surveys indicate that banks have been tightening their underwriting standards over the last three quarters, which should help to allay lingering investor concerns surrounding consumer credit card delinquencies. During the coming year, we will continue to actively allocate the portfolio's assets among the various fixed income sectors as their relative value changes.

Distribution Policy
     The fund's Class A shares paid out monthly distributions of approximately $0.92 per share during the 12-month period ended October 31, 1996. From their inception on May 1, 1996 through October 31, 1996, the fund's Class B shares paid out approximately $0.41 per share. Dividends are declared daily and paid on a monthly basis. The fund distributes substantially all of its taxable income, as is required for all investment companies.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Goldman Sachs Government Income Fund (continued)



--------------------------------------------------------------------------------
     We thank you for your support and look forward to continuing to serve your investment needs in the future.

Sincerely,



/s/ Jonathan A. Beinner

Jonathan A. Beinner



/s/ Erica Adelberg

Erica Adelberg



/s/ James B. Clark

James B. Clark

Portfolio Managers
Goldman Sachs Government Income Fund
November 29, 1996

--------------------------------------------------------------------------------

Goldman Sachs Trust
--------------------------------------------------------------------------------
Goldman Sachs Government Income Fund
October 31, 1996


--------------------------------------------------------------------------------

In accordance with the requirements of the Securities and Exchange Commission, the following data is supplied for the periods ended October 31, 1996. The performance for the Goldman Sachs Government Income Fund (assuming both the maximum sales charge of 4.5% and no sales charge for Class A shares and the maximum redemption fee of 5% and no redemption fee for the Class B shares), is compared with its benchmarks--the Lehman Brothers Mutual Fund Government/Mortgage Index ("Lehman Gov't/MBS Index") and the Lehman Brothers Mutual Fund General U.S. Government Index ("Lehman U.S. Gov't Index"). All performance data shown represents past performance and should not be considered indicative of future performance which will fluctuate as market conditions change. The investment return and principal value of an investment will fluctuate with changes in market conditions so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                        HYPOTHETICAL $10,000 INVESTMENT

                                 Class A/(a)/

                           [LINE GRAPH APPEARS HERE]

                  Class A Shares   Class A Shares     Lehman        Lehman
                    (no sales         (w/sales       Gov't/MBS    U.S. Gov't
   Date              charge)           charge)         Index         Index
-----------------------------------------------------------------------------
   3/1/93            $10,000          $ 9,550         $10,000      $10,000
 10/31/93             10,506           10,033          10,584       10,699
 10/31/94             10,192            9,734          10,267       10,220
 10/31/95             11,710           11,183          11,819       11,792
 10/31/96             12,392           11,834          12,500       12,395

                                    Class B

                           [LINE GRAPH APPEARS HERE]

                  Class B Shares   Class B Shares     Lehman        Lehman
                  (no redemption   (w/redemption     Gov't/MBS    U.S. Gov't
   Date               charge)          charge)         Index         Index
-----------------------------------------------------------------------------
   5/1/96            $10,000          $10,000         $10,000      $10,000
 10/31/96             10,485            9,985          10,512       10,508


                                     ----------------------------------------
                                            Average Annual Total Return
                                     ----------------------------------------
                                        One Year        Since Inception/(b)/
-----------------------------------------------------------------------------
Class A, excluding sales                  5.80%                6.72%
  charge
-----------------------------------------------------------------------------
Class A, including sales                  1.06%                5.41%
  charge
-----------------------------------------------------------------------------
Class B, excluding
  redemption charge                        N/A                 4.85%/(c)/
-----------------------------------------------------------------------------
Class B, including
  redemption charge                        N/A                (0.15%)/(c)/
-----------------------------------------------------------------------------

/a/ For comparative purposes, initial investments are assumed to be made on the first day of the month following the Fund's commencement of operations.
/b/ Class A and Class B shares commenced operations February 10, 1993 and May 1,
    1996, respectively.
/c/ An aggregate total return (not annualized) is shown instead of an average annual total return since the B Class has not completed a full twelve months of operations.

--------------------------------------------------------------------------------

Statement of Investments
--------------------------------------------------------------------------------
Goldman Sachs Government Income Fund
October 31, 1996

--------------------------------------------------------------------------------
 Principal               Interest               Maturity
  Amount                   Rate                   Date                Value
================================================================================
Mortgage Backed Obligations--55.5%
Federal Home Loan Mortgage Corp.(FHLMC)--10.3%
$ 3,000,000                7.50%              TBA 30-Yr/(a)/       $ 3,010,290
--------------------------------------------------------------------------------
Federal National Mortgage Association (FNMA)--16.5%
$   989,360                7.00               02/01/26             $   970,493
    831,317                8.50               07/01/26                 860,147
    168,683                8.50               09/01/26                 174,533
  1,000,000                7.00               TBA 30-Yr/(a)/         1,034,680
  2,000,000                8.00               TBA 30-Yr/(a)/         2,040,000
--------------------------------------------------------------------------------
                                                                   $ 5,079,853
--------------------------------------------------------------------------------
Government National Mortgage Association
  (GNMA)--14.1%
$   939,735                7.00%              08/15/23             $   927,115
    353,966                9.00               TBA 30-Yr/(a)/           377,748
  1,363,733                7.50               TBA 30-Yr/(a)/           995,228
  2,000,000                8.00               TBA 30-Yr/(a)/         2,045,000
--------------------------------------------------------------------------------
                                                                   $ 4,345,091
--------------------------------------------------------------------------------
Collateralized Mortgage Obligations--26.4%
Interest Only--0.7%
FNMA Interest-Only Stripped Security, Series 151, Class 2
$   712,363/(b)/           9.50%              07/25/22             $   225,926
--------------------------------------------------------------------------------
Inverse Floater--1.3%
FNMA Remic Trust, Series 1992-62, Class S
    404,038               10.00%/(c)/         05/25/99                 413,699
--------------------------------------------------------------------------------
Planned Amortization Class (PAC)--5.4%
FNMA Remic Trust, Series 1993-160, Class PG
  1,000,000                6.30%              09/25/18                 987,500
GE Capital Mortgage Services, Inc. Series 1994-11, Class A1
    693,546                6.50               03/25/24                 694,191
--------------------------------------------------------------------------------
                                                                   $ 1,681,691
--------------------------------------------------------------------------------
Principal Only--1.4%
FNMA Remic Trust, Series G-35, Class N
    575,000/(e)/           5.28%              10/25/21                 415,369
--------------------------------------------------------------------------------
Sequential Fixed Rate CMOs--2.9%
Citicorp Mortgage Securities Series 1993-11, Class A6
    907,177                6.25%              09/25/08                 880,207
--------------------------------------------------------------------------------
Support--13.2%
Bear Stearns Mortgage Securities, Inc., Series 1996-7, Class AD
$   988,793                6.50%              11/27/23                 900,395
GE Capital Mortgage Services, Inc. Series 1994-10, Class A22
    996,703                6.50               03/25/24                 874,966
Housing Securities, Inc. Series 1994-1, Class A13
  1,455,585                6.50               03/25/09               1,370,928
Prudential Securities Series 1995-2, Class A
    916,596                5.76               11/15/15                 918,243
--------------------------------------------------------------------------------
                                                                   $ 4,064,532
--------------------------------------------------------------------------------
   Total Collateralized Mortgage Obligations                       $ 7,681,424
--------------------------------------------------------------------------------
Total Mortgage Backed Obligations
  (Cost $16,959,996)                                               $17,106,368
--------------------------------------------------------------------------------
Asset-Backed Securities--16.6%
Chemical Bank Master Credit Card Trust, Series 1995-2, Class A
$   720,000                6.23%              06/15/03             $   717,746
Fingerhut Master Trust, Series 1996-1, Class A
    590,000                6.45               02/20/02                 593,870
Ford Credit Auto Loan Master Trust, Series 1996-1, Class A
    650,000                5.50               02/15/03                 629,077
MBNA Master Credit Card Trust, Series 1991-1, Class A
    245,000                7.75               10/15/98                 245,688
Navistar Financial Corp. Owner Trust, Series 1995-A, Class A2
    304,971                6.55               11/20/01                 306,780
Olympic Automobile Receivables Trust, Series 1994-B, Class A2
    540,182                6.85               06/15/01                 544,666
Premier Auto Trust, Series 1993-6, Class A2
    403,341                4.65               11/02/99                 398,675
Premier Auto Trust, Series 1994-1, Class A3
    310,533                4.75               02/02/00                 308,592
Sears Credit Account Master Trust, Series 1995-2, Class A
    460,000                8.10               06/15/04                 483,000
Standard Credit Card Trust, Series 1990-3, Class A
    860,000                9.50               07/10/98                 875,583
--------------------------------------------------------------------------------
Total Asset-Backed Securities
  (Cost $5,174,476)                                                $ 5,103,677
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

Statement of Investments
-------------------------------------------------------------------------------
Goldman Sachs Government Income Fund (continued)
October 31, 1996

-------------------------------------------------------------------------------
 Principal                 Interest             Maturity
  Amount                     Rate                 Date                  Value
===============================================================================
U.S. Government Agency Obligations--0.4%
Federal Home Loan Mortgage Corp. (FHLMC)
$  110,000                   8.20%              01/16/98            $   110,636
-------------------------------------------------------------------------------
Total Government Agency Obligations
  (Cost $113,163)                                                   $   110,636
-------------------------------------------------------------------------------
U.S. Treasury Obligations--15.9%
United States Treasury Bonds/(d)/
$  360,000                   8.75%              05/15/17            $   440,550
   280,000                   8.75               08/15/20                345,668
United States Treasury Notes/(d)/
 2,210,000                   7.38               11/15/97              2,249,360
   700,000                   5.88               04/30/98                702,184
   700,000                   6.88               08/31/99                717,500
United States Treasury Principal-Only Stripped Securities/(e)/
   230,000                   6.41               11/15/04                138,344
 1,550,000                   6.95               05/15/20                307,570
-------------------------------------------------------------------------------
Total U.S. Treasury Obligations
  (Cost $4,910,644)                                                 $ 4,901,176
-------------------------------------------------------------------------------
Repurchase Agreement--27.0%
Joint Repurchase Agreement Account/(d)/
$8,400,000                  5.58%              11/01/96            $ 8,400,000
-------------------------------------------------------------------------------
Total Repurchase Agreement
  (Cost $8,400,000)                                                 $ 8,400,000
-------------------------------------------------------------------------------
Total Investments
  (Cost $38,555,545/(f)/)                                           $38,632,147
===============================================================================
Futures contracts open at October 31, 1996 are as follows:

                              Number of
                              Contracts         Settlement          Unrealized
          Type                Long(/g/)            Month               Gain
--------------------------  -------------    -----------------      -----------
Euro Dollars                      3            September 1997         $2,850
5 Year U.S. Treasury Notes        4            December 1996           3,000
10 Year U.S. Treasury Notes       2            December 1996           8,313
U.S. Long Term Bond              14            December 1996          60,437
                                                                   ------------
                                                                     $74,600
===============================================================================
Federal Income Tax Information:
Gross unrealized gain for investments in which
  value exceeds cost                                                 $  260,565
Gross unrealized loss for investments in which cost exceeds
  value                                                                (195,408)
-------------------------------------------------------------------------------
Net unrealized gain                                                  $   65,157
===============================================================================

/(a)/TBA (To Be Assigned) securities are purchased on a forward commitment basis with an approximate (generally +/-2.5%) principal amount and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.
/(b)/Represents security with notional or nominal principal amount. The actual effective yield of this security is different than the stated rate due to the amortization of related premiums.
/(c)/Variable rate security. Coupon rate disclosed is that which is in effect at
     October 31, 1996.
/(d)/Portions of these securities are being segregated for open TBA purchases, open futures contracts and futures margin requirements.
/(e)/The interest rate disclosed for these securities represents effective yields to maturity.
/(f)/The aggregate cost for federal income tax purposes is $38,566,990. /(g)/Each 10-Year U.S. Treasury Note, 5-Year Treasury Note and U.S. Treasury
     Bond contract represents $100,000 in notional par value. Each Euro Dollar contract represents $1,000,000 in notional par value. The total notional amount and market value are $5,000,000 and $2,936,825, respectively. The determination of notional amounts and market value as presented here are indicative only of volume of activity and not a measure of market risk.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.


-------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Letter to Shareholders
--------------------------------------------------------------------------------
Goldman Sachs Global Income Fund


--------------------------------------------------------------------------------
Investment Objective

     The Goldman Sachs Global Income Fund seeks high total return, composed of both current income and capital appreciation. The fund is permitted to invest in government and other high-quality (double-A or better) fixed income securities issued in the United States and in foreign markets. The fund has the additional flexibility to invest in sovereign (government) debt rated single-A (or better) or deemed to be of comparable quality. The maximum duration of the fund is 7.5 years and its approximate interest rate sensitivity is comparable to that of a six-year bond. Under normal market conditions, the fund's neutral position is to be fully hedged into U.S. dollars to best serve the needs of U.S. shareholders. However, the fund may engage in currency transactions, both to hedge exchange rate risk and to seek to enhance returns.

European Bond Markets Achieved the Strongest Performance While Treasuries Lagged

     During the 12 months ended October 31, 1996, global bonds generally performed well, particularly during the second half of the period, with a number of markets achieving extremely strong returns. Most international bond markets have outperformed the United States, thus illustrating the benefits of diversification.

     The European higher yielding bonds (Italy, Spain and Sweden) were the best performers of all the major bond markets during the period, while most of the other European bond markets achieved good, albeit more modest, returns (hedged into U.S. dollars). In general, European bond markets benefited from an accommodative environment of sluggish economic growth and low inflation. European bonds were also buoyed by tighter fiscal policies, as several European countries attempted to reduce their deficits enough to qualify for European monetary union. To counter less government spending, several countries (notably Germany) attempted to stimulate economic growth by lowering their interest rates.

     The total return of Japanese Government Bonds (JGBs) during the period under review was lower than those of most European bond markets but still favorable (hedged into U.S. dollars). After lackluster performance during the first half of the period amid fears of accelerating growth, JGBs experienced a volatile, halting recovery when Japan's economy showed signs of weakening during the summer and fall of 1996.

     U.S. Treasuries underperformed all of the major bond markets. Though Treasuries performed well in November and December 1995, accelerating economic growth triggered a sharp correction from January through May 1996. The U.S. bond market partially recovered when it rallied during September and October, but it continued to lag. Within the dollar bloc, Canadian bonds did particularly well during the period, reflecting a continuing easing of monetary policy by the Bank of Canada, a strong currency and a relatively weak economy.

Performance Review: Favorable Country Allocations Benefited Fund Performance

     During the period under review, the Goldman Sachs Global Income Fund's Class A and Institutional shares outperformed the fund's benchmark, the J.P. Morgan Global Government Bond Index (hedged into U.S. dollars) (the "Index"). The Index covers 14 major bond markets and reflects their currency exposures. That favorable performance relative to the benchmark was primarily due to the fact that during most of the period the fund was overweighted in European bonds and moderately underweighted in U.S. Treasuries.

     The fund's Class B shares, which began operations on May 1, 1996 while U.S. interest rates were still rising, underperformed the benchmark.


--------------------------------------------------------------------------------

Letter to Shareholders
--------------------------------------------------------------------------------
Goldman Sachs Global Income Fund (continued)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Performance Summary
--------------------------------------------------------------------------------

                                       Class A      Class B*      Institutional
                                      (10/31/95-    (5/1/96-       (10/31/95-
                                       10/31/96)    10/31/96)       10/31/96)
                                       --------     --------        --------
Total Return (based on net asset         11.05%        6.24%          11.55%
  value)
--------------------------------------------------------------------------------
  Return From Monthly                    10.50%        2.68%          11.07%
   Distributions
--------------------------------------------------------------------------------
  Return From Price Appreciation          0.55%        3.56%           0.48%
--------------------------------------------------------------------------------
Total Return of J.P. Morgan              10.06%        6.53%          10.06%
  Global Government Bond Index
--------------------------------------------------------------------------------
NAV (as of 10/31/96)                     $14.53       $14.53          $14.52
--------------------------------------------------------------------------------
NAV Change                               +$0.08       +$0.50          +$0.07
--------------------------------------------------------------------------------

* New share class opened during the period.

     Though the portfolio is typically fully hedged into U.S. dollars, we occasionally employed currency strategies during the period. These included the initiation of a long position in the U.S. dollar against the yen and European currencies, which helped the fund's performance when the dollar strengthened during the period.

Portfolio Composition and Investment Strategies

              Portfolio Composition as of October 31, 1996*

                           [PIE CHART APPEARS HERE]
                  Sweden                           1.9%
                  Denmark                          2.5%
                  Spain                            2.6%
                  Netherlands                      2.6%
                  Ireland                          2.7%
                  Italy                            5.7%
                  U.K.                             6.3%
                  Japan                            9.0%
                  Germany                         15.0%
                  Cash                            15.4%
                  U.S.                            36.3%

* The percentages shown are of total portfolio investments that have settled and include an offset to cash equivalents relating to unsettled trades. These percentages may differ from those in the accompanying Statement of Investments, which reflect portfolio holdings as a percentage of net assets.

 .    Dollar Bloc. As of October 31, 1996, U.S. Treasuries were the fund's sole allocation in the dollar bloc countries. However, during the period, we intermittently held positions in Canadian and Australian bonds.

     U.S. During most of the period, the portfolio was underweighted in U.S. Treasuries relative to the benchmark, which worked to its advantage when the U.S. market was impacted by rising interest rates. In September and October, we raised the fund's Treasury allocation, and the shift helped performance when the Treasury market rallied during those months. As of October 31, the portfolio held a 36.3% Treasury allocation, in line with the benchmark.

     Other Dollar Bloc. The fund began the period overweighted in Canada (7.7% as of October 31, 1995). However, we reduced the position in January and liquidated the remainder in May on the expectation that Canada's current round of interest rate easing had run its course, which proved not to be the case. In July, we reestablished an overweighting in Canada, then sold the position the following month after the market rallied. During September and October, the Canadian bond market rose again on weaker economic news, but the fund did not participate. Though the fund was not invested in Australia as of October 31, it held an overweighted position at times during the period, which contributed to performance when the market strengthened in anticipation of easing monetary policy.

 .    Europe. The fund benefited from being overweighted in Europe during much of the period. After we sold part of the allocation in the region at a profit, the fund was slightly underweighted in European bonds relative to the Index, 39.3% versus 43.9%, as of October 31.

     Germany. Germany's economic growth was anemic during the first half of the period, with real GDP declining during the fourth quarter of 1995 and the first quarter of 1996. To help stimulate growth amid a tight fiscal policy, the Bundesbank aggressively cut interest rates, which proved only modestly successful as high unemployment and weak manufacturing activity continued to persist. To

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Goldman Sachs Global Income Fund (continued)


--------------------------------------------------------------------------------
participate in Germany's favorable bond market environment, we significantly overweighted our holdings at 15.0% (versus 9.6% for the Index), preferring Germany over France in the core European markets.

     Italy, Spain and Sweden. During the period, we increased the fund's allocation in the higher yielding European markets, then trimmed its exposure after these markets became less favorably valued. In January, we initiated a position in Italy, which was attractive due to its tight fiscal policy, expected interest rate cuts and better than anticipated inflation data. As of October 31, Italy was overweighted relative to the benchmark, 5.7% versus 5.2%, and it significantly benefited the fund as it proved to be the best performing bond market during the period. Spain, another top-performing bond market, was cut to a 2.6% position as of October 31 after we determined the market fully reflected expectations that Spain would meet the criteria for European monetary union. We also benefited by establishing and maintaining an overweighted position in Sweden during most of the period, then subsequently reduced the position to 1.9%, nearly in line with the benchmark.

     U.K. The U.K.'s economy was sluggish during much of the period, but by September economic activity began to rebound, particularly in the consumer sector. In anticipation of renewed inflationary pressures, as well as political uncertainty related to the forthcoming general election, we sold approximately half of the portfolio's U.K. position during the period. As of October 31, the portfolio's 6.3% U.K. weighting was in line with the benchmark.

     Ireland, the Netherlands and Denmark. Small, new positions added during the period included Ireland (2.7%), the Netherlands (2.6%) and Denmark (2.5%). Like the rest of Europe, these countries had attractive bond market environments, and they contributed to the fund's performance. We believe Ireland is particularly attractive as it has an exemption on its debt level, enabling it to join European monetary union (EMU) on the first round.

     France. Over the course of the year we reduced the fund's position in France, finally liquidating our remaining holdings in July, in favor of German bonds that we believed were more attractively valued. Unfortunately, this strategy was not successful when France subsequently outperformed Germany.

     Belgium. Belgium, a 3.5% allocation last year, performed well and we trimmed the position over the course of the year. In October, we sold the fund's remaining holdings in Belgium in favor of the Netherlands, which our analysis determined offered greater total return potential.

 .    Japan. JGBs accounted for 9.0% of the portfolio, significantly underweighted compared with the benchmark (15.1%), which benefited the fund when JGBs were weak during the first half of the period, but did not work in its favor when JGBs rebounded in the second half of the year. However, the fund partially participated in the Japanese bond rally through a call option on JGBs, as well as its direct investments.

 .    Cash Equivalents. The fund's allocation in cash equivalents was 15.4%, approximately the same as a year ago (16.4%). We anticipate reducing the position as we identify attractive investment opportunities.

 .    Credit Quality. The portfolio was 100% invested in triple-A-rated securities as of the end of the period.

 .    Duration. As of October 31, the fund's duration of 4.4 years was approximately a half year lower than that of the benchmark. (Duration is a measurement of the fund's sensitivity to interest rate movements; the shorter the duration, the less the fund's net asset value [NAV] should move in relation to interest rate fluctuations.) The duration difference was primarily due to the portfolio's cash equivalent position and its underweighting in Japan.


--------------------------------------------------------------------------------

Letter to Shareholders
--------------------------------------------------------------------------------
Goldman Sachs Global Income Fund (continued)


--------------------------------------------------------------------------------
Fund Outlook

    Going forward, we expect European bonds to continue to outperform U.S. Treasuries, in terms of both capital gains and yields. In general, European economies are weaker than that of the United States, with slow growth, high unemployment and tight fiscal policies. Germany's economic recovery appears intact, which makes us somewhat more cautious on German bonds at current low yield levels. Nevertheless, German bonds still offer excess returns over cash, provided German monetary policy remains on hold. Longer term, we favor the U.K. gilt, as we believe the market has overreacted to the U.K.'s lack of participation in European monetary union and its recent political uncertainty. We also have a positive longer term view of the higher yielding markets of Italy and Spain, though they have not offered investors a sufficient risk premium in recent months. As of this writing, we are neutral on U.S. Treasuries, but we will be watching for signs that the U.S. Federal Reserve expects to preempt any potential inflationary pressure with tighter monetary policy in the near future. Our analysis indicates that after their spectacular run, Canadian bonds do not offer attractive relative value, but we are considering reestablishing a position in Australia, which is experiencing slowing growth and waning inflationary pressures. We expect to remain underweighted in Japan because we anticipate that its economic recovery will resume despite recent weakness, opening the possibility for monetary tightening. With JGBs currently yielding just under 3%, our analysis indicates that we would not be adequately compensated for their level of risk.

Distribution Policy

     During the 12-month period under review, the fund's Class A and Institutional shares paid out distributions of $1.43 and $1.50 per share, respectively. From their inception on May 1, 1996 through October 31, 1996, the fund's Class B shares paid out $0.36 per share. The fund declares and pays dividends on a monthly basis. The fund distributes substantially all of its taxable income, as is required for all investment companies.

     As always, we will utilize the resources of Goldman, Sachs & Co.'s London-based Economics Research Group for economic and market trend analysis as we continue to seek out attractive global bond investment opportunities. We appreciate your investment in the Goldman Sachs Global Income Fund and look forward to continuing to help you achieve your investment goals.

Sincerely,


/s/ Stephen C. Fitzgerald

Stephen C. Fitzgerald
Portfolio Manager, Fixed Income Investments


/s/ Andrew F. Wilson

Andrew F. Wilson
Portfolio Manager, Fixed Income Investments

/s/ Gareth I. Evans

Gareth I. Evans
Portfolio Manager, Currency

Goldman Sachs Global Income Fund
London, November 29, 1996


--------------------------------------------------------------------------------

Goldman Sachs Trust
--------------------------------------------------------------------------------
Goldman Sachs Global Income Fund
October 31, 1996

--------------------------------------------------------------------------------

In accordance with the requirements of the Securities and Exchange Commission, the following data is supplied for the periods ended October 31, 1996. The performance for the Goldman Sachs Global Income Fund (assuming both the maximum sales charge of 4.5% and no sales charge for the Class A shares, the first year maximum redemption fee of 5% and no redemption fee for the Class B shares and net asset value for the Institutional shares) is compared with its benchmark-- the J.P. Morgan Global Government Bond Index hedged to U.S. Dollars ("J.P. Morgan GGB Index-$ Hedged"). All performance data shown represents past performance and should not be considered indicative of future performance which will fluctuate as market conditions change. The investment return and principal value of an investment will fluctuate with changes in market conditions so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                       HYPOTHETICAL $10,000 INVESTMENT

                             [CHART APPEARS HERE]

                              Class A Shares (a)

                   Class A Shares     Class A Shares   J.P. Morgan GGB Index-
                  (no sales charge)  (w/sales charge)        $ Hedged
  09/01/91            $10,000             $9,500              $10,000
  10/31/91            $10,145             $9,688              $10,263
  10/31/92            $11,034            $10,538              $11,156
  10/31/93            $12,220            $11,670              $12,509
  10/31/94            $11,672            $11,146              $12,051
  10/31/95            $13,432            $12,827              $13,903
  10/31/96            $14,921            $14,250              $15,306

                                Class B Shares

                             [CHART APPEARS HERE]

                 Class B Shares         Class B Shares      J.P. Morgan GGB
             (no redemption charge)  (w/redemption charge)  Index-$ Hedged
 05/01/96           $10,000                $10,000              $10,000
 10/31/96           $10,624                $10,124              $10,653


                             Institutional shares

                             [CHART APPEARS HERE]

                    Institutional       J.P. Morgan GGB
                       Shares           Index-$ Hedged
 08/01/95             $10,000               $10,000
 10/31/95             $10,442               $10,351
 10/31/96             $11,651               $11,395




                       ----------------------------------------------------
                                Average Annual Total Return
                       ----------------------------------------------------
                       One Year      Five Year      Since Inception(b)
---------------------------------------------------------------------------
Class A, excluding
  sales charge           11.05%          8.01%             8.02%
---------------------------------------------------------------------------
Class A, including
  sales charge            6.08%          7.02%             7.08%
---------------------------------------------------------------------------
Class B, excluding
  redemption charge         N/A            N/A             6.24%(c)
---------------------------------------------------------------------------
Class B, including
  redemption charge         N/A            N/A             1.24%(c)
---------------------------------------------------------------------------
Institutional Class      11.55%            N/A            12.95%
---------------------------------------------------------------------------

(a) For comparative purposes, initial investments are assumed to be made on the first day of the month following the Fund's commencement of operations of the Class A shares.

(b) The Class A, Class B and Institutional shares commenced operations August 2, 1991, May 1, 1996 and August 1, 1995, respectively.

(c) An aggregate total return (not annualized) is shown instead of an average annual total return since the B Class has not completed a full twelve months of operations.

--------------------------------------------------------------------------------

Statement of Investments
--------------------------------------------------------------------------------
Goldman Sachs Global Income Fund

October 31, 1996

--------------------------------------------------------------------------------
Principal                       Interest           Maturity
Amount (a)                        Rate               Date                 Value
================================================================================
Debt Obligations--83.2%
British Pound Sterling--6.2%
United Kingdom Treasury
BPS       9,000,000                8.50%           12/07/05        $ 15,573,120
--------------------------------------------------------------------------------
Danish Krone--2.5%
Kingdom of Denmark
DKK      33,000,000                9.00%           11/15/00        $  6,415,484
--------------------------------------------------------------------------------
Deutschemark--14.8%
Federal Republic of Germany
DEM       8,000,000                7.12%           12/20/02        $  5,742,980
          7,500,000                6.75            07/15/04           5,245,292
         33,000,000                6.50            10/14/05          22,549,455
          3,500,000                7.38            01/03/05           2,528,510
Treuhandanstalt
          2,000,000                6.50            04/23/03           1,388,437
--------------------------------------------------------------------------------
                                                                   $ 37,454,674
--------------------------------------------------------------------------------
Irish Pound--2.7%
Republic of Ireland
IEP       4,000,000                8.00%           10/18/00        $  6,905,421
--------------------------------------------------------------------------------
Italian Lira--5.4%
Republic of Italy
ITL  19,000,000,000               10.50%           11/01/00        $ 13,851,419
--------------------------------------------------------------------------------
Japanese Yen--8.9%
International Bank for Reconstruction &
   Development
JPY     700,000,000                6.75%           06/18/01        $  7,536,474
Japanese Developmental Bank
      1,400,000,000                6.50            09/20/01          15,019,116
--------------------------------------------------------------------------------
                                                                   $ 22,555,590
--------------------------------------------------------------------------------
Netherlands Guilder--2.5%
Dutch Government Bond
NLG      10,000,000                7.00%           06/15/05        $  6,350,937
--------------------------------------------------------------------------------
Spanish Peseta--2.5%
Government of Spain
ESP     500,000,000               10.30%           06/15/02        $  4,448,842
Kingdom of Spain
        200,000,000               10.15            01/31/06           1,804,930
--------------------------------------------------------------------------------
                                                                   $  6,253,772
--------------------------------------------------------------------------------
Swedish Krona--1.8%
Kingdom of Sweden
SEK      32,000,000                6.00%           02/09/05        $  4,489,558
--------------------------------------------------------------------------------
United States Dollar--35.9%
United States Treasury Notes
USD      10,000,000                6.88%           07/31/99        $ 10,243,700

         18,000,000                5.25            01/31/01          17,507,880

         17,000,000                6.38            03/31/01          17,196,520

          8,200,000                6.25            02/15/03           8,229,438

         10,000,000                7.88            11/15/04          10,975,000

         12,000,000                6.50            08/15/05          12,125,640

         14,000,000                7.00            07/15/06          14,616,840
--------------------------------------------------------------------------------
                                                                   $ 90,895,018
--------------------------------------------------------------------------------
Total Debt Obligations
  (Cost $206,293,080)                                              $210,744,993
--------------------------------------------------------------------------------
Short-Term Obligations--15.4%
Euro-Time Deposit
USD      38,987,507                5.50%           11/01/96          38,987,507
--------------------------------------------------------------------------------
Total Short-Term Obligations
  (Cost $38,987,507)                                               $ 38,987,507
--------------------------------------------------------------------------------
Total Investments
  (Cost $245,280,587/(b)/ )                                        $249,732,500
================================================================================

================================================================================
Federal Income Tax Information:
Gross unrealized gain for investments in which
  value exceeds cost                                                 $6,414,087
Gross unrealized loss for investments in which cost
  exceeds value                                                      (2,188,683)
--------------------------------------------------------------------------------
Net unrealized gain                                                  $4,225,404
================================================================================

/(a)/ The principal amount of each security is stated in the currency in which the bond is denominated. See below.

BPS = British Pound Sterling                   ITL = Italian Lira
NLG = Netherlands Guilder                      JPY = Japanese Yen
DKK = Danish Krone                             ESP = Spanish Peseta
DEM = Deutschemark                             SEK = Swedish Krona
IEP = Irish Pound                              USD = United States Dollar

/(b)/ The aggregate cost for federal income tax purposes is $245,507,096. The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
--------------------------------------------------------------------------------

  The accompanying notes are an integral part of these financial statements.

Letter to Shareholders
--------------------------------------------------------------------------------
Goldman Sachs Municipal Income Fund



--------------------------------------------------------------------------------
Investment Objective

     The Goldman Sachs Municipal Income Fund seeks to provide a high level of current income that is exempt from regular federal income tax, consistent with the preservation of capital. In pursuit of its objective, the fund invests in a diversified portfolio of municipal securities with a weighted average credit quality of double-A or better. The fund buys only investment-grade securities or, if unrated, deemed to be of comparable quality. Under normal interest rate conditions, the fund's duration is expected to be within one year of its benchmark, the Lehman Brothers 15-Year Municipal Bond Index. The fund's approximate interest rate sensitivity is comparable to that of a 15-year bond.

After a Weak Start, the Municipal Bond Market Strengthened

     The municipal bond market outperformed Treasuries during the 12-month period under review, though both markets came under pressure when rates rose during the first half of 1996. The average price of a 15-year municipal bond (as calculated from data provided by Municipal Market Data, an independent municipal market information provider) rose approximately 0.50%, while yields declined from 5.35% on October 31, 1995 to 5.30% on October 31, 1996.

     The municipal bond market began the period under review on a weak note. Tax reform uncertainty impacted investor demand during November and December 1995, while municipal bond supply was high due to seasonably heavy year-end issuance and relatively low interest rates. The market environment improved during January and February 1996, when fading tax reform concerns helped to revive investor interest in the sector and issuance declined. From March through the end of the period, the market's technical balance was generally healthy, though occasional spikes in supply periodically overwhelmed demand and briefly impacted performance. The largest of these surges occurred in June when supply rose to its highest level since late 1995, but subsequently both new issuance and secondary supply fell dramatically from July through September.

     On the demand side, interest in municipal bonds was generally stable until late summer and early fall. Demand from individual investors (who control approximately 65% of municipal bond ownership either through mutual funds or direct investment) began to decline when interest rates declined and municipal yields fell below the psychologically significant 6% level. In addition, property/casualty companies (who control approximately 10% of municipal bond ownership) also dropped out of the market because the sector had become somewhat unattractive relative to Treasuries. The supply drought finally abated in October when many issuers sought to take advantage of lower interest rates, and a continued weakness in demand caused municipals to underperform taxable bonds for the month.

Municipal Bond Yield Curve

                     [YIELD CURVE LINE GRAPH APPEARS HERE]

                 Year of Maturity      10/31/96      10/31/95
                 ----------------      --------      --------
                       1997                 3.6           3.9
                       1998                 3.9           4.1
                       1999                4.15           4.2
                       2000                 4.3           4.3
                       2001                 4.4           4.4
                       2002                 4.5           4.5
                       2003                 4.6           4.6
                       2004                 4.7           4.7
                       2005                 4.8           4.8
                       2006                 4.9          4.95
                       2007                   5          5.05
                       2008                 5.1          5.15
                       2009                 5.2          5.25
                       2010                5.25          5.35
                       2011                 5.3           5.4
                       2012                5.35          5.45
                       2013                 5.4           5.5
                       2014                 5.4          5.55
                       2015                5.45          5.55
                       2016                5.45          5.55
                       2017                5.45          5.55
                       2018                 5.5          5.55
                       2019                 5.5           5.6
                       2020                 5.5           5.6
                       2021                 5.5           5.6
                       2022                 5.5           5.6
                       2023                 5.5           5.6
                       2024                 5.5           5.6
                       2025                 5.5           5.6

The yield curve steepened at the short end and shifted downward at the longer end.

Performance Review: Term Structure, Sector Weightings and Security Selection Contributed to the Fund's Favorable Performance

     During the period under review, the fund's Class A shares outperformed their benchmark, the Lehman Brothers 15-Year Municipal Bond Index (the "Index"). The fund's Class B shares, which opened on May 1, 1996 while interest rates were still rising, also performed well but slightly lagged the benchmark.

--------------------------------------------------------------------------------

Letter to Shareholders
--------------------------------------------------------------------------------
Goldman Sachs Municipal Income Fund (continued)


--------------------------------------------------------------------------------
    We are pleased to report that the fund's Class A shares outperformed most of their peers. For the 12 months ended October 31, 1996, Class A shares ranked in the top 20% of general municipal debt funds (36 out of 228) based on total return, according to Lipper Analytical Services, Inc. (Please note that Lipper rankings do not take sales charges into account and that past performance is not a guarantee of future results. Class B shares were not included because they were not in existence during the entire 12-month period.)

--------------------------------------------------------------------------------
Performance Summary
--------------------------------------------------------------------------------

                                                       Class A         Class B*
                                                      (10/31/95-      (5/1/96-
                                                      10/31/96)       10/31/96)
                                                      --------        --------
Total Return (based on net asset value)                 6.13%           4.40%
--------------------------------------------------------------------------------
 Return From Monthly Distributions                      4.72%           1.98%
--------------------------------------------------------------------------------
 Return From Price Appreciation                         1.41%           2.42%
--------------------------------------------------------------------------------
Lehman Brothers 15-Year Municipal
 Bond Index                                             5.99%           4.80%
--------------------------------------------------------------------------------
NAV (as of 10/31/96)                                   $14.37          $14.37
--------------------------------------------------------------------------------
NAV Change                                             +$0.20          +$0.34
--------------------------------------------------------------------------------

* New share class opened during the period.

     The fund's positive performance during the period can be attributed to our term structure management, sector weightings and specific security selections.

 .    The portfolio's neutral term structure is "credit-barbelled," emphasizing high-quality bonds with maturities of 20 to 30 years on the long end of the yield curve and lower quality bonds with four to ten year maturities on the short end of the curve. However, during the period, we regularly adjusted the term structure to take advantage of changing market conditions. For example, when the municipal bond yield curve flattened during September and the beginning of October, we sold securities in the 20- to 30-year range in favor of 15- to 20-year bonds. In mid-October, the yield curve steepened as we anticipated, and the fund's 15- to 20-year bonds outperformed 20- to 30-year bonds. By the end of the month, when longer maturity bonds had become more attractively valued, we reestablished a more evenly distributed maturity structure.

 .    In September, we underweighted the fund's municipal bond position relative to the Index when our analysis indicated that municipal bonds had become expensive compared with Treasuries. We replaced a small percentage of the fund's duration with U.S. Treasury bond futures contracts, which we preferred over buying Treasuries directly because they allowed us to participate in a Treasury rally without incurring taxable net investment income. This strategy proved successful when municipal bonds underperformed Treasuries in October, and we returned the fund to its 100% municipal bond weighting after municipals had cheapened to an attractive level at the end of the month.

 .    The fund's performance also benefited from our extensive credit analysis.
Our research helped us identify specific investment opportunities, such as "story" bonds. These securities are often misunderstood or incorrectly valued, but can have unique security structures and attractive yield potential.

Portfolio Composition and Investment Strategies:
Revenue Bonds Were Stressed Over GOs

                 Portfolio Composition as of October 31, 1996*

                           [PIE CHART APPEARS HERE]

                 Variable Rate Demand Notes             7.6%
                 General Obligations                    5.5%
                 Insured Revenue Bonds                 34.7%
                 Revenue Bonds                         27.9%
                 Insured General Obligations           24.3%

* The percentages shown are of total portfolio investments that have settled and include an offset to cash equivalents relating to unsettled trades. These percentages may differ from those in the accompanying Statement of Investments, which reflect portfolio holdings as a percentage of net assets.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Goldman Sachs Municipal Income Fund (continued)



--------------------------------------------------------------------------------
 .    Revenue Bonds. We emphasized revenue bonds over general obligation bonds because the sector offers higher yields and better price appreciation potential. As of October 31, the fund held a 62.6% position in a combination of insured and uninsured revenue bonds, overweighted compared with the Index (53.9%). (Revenue bonds pay interest and principal out of a specific revenue stream, such as sales taxes, hospital charges, tolls, electric rates and airport fees.)

 .    General Obligation (GO) Bonds. As of October 31, the fund's GO holdings, which are backed by the general taxing power of a municipality, were underweighted relative to the Index, 29.8% versus 45.6%. Though the fund's total GO allocation was little changed from a year ago, we did increase its weighting in insured GOs (to 24.3% versus 12.6% last year) and reduced uninsured GOs (to 5.5% versus 16.6% last year) due to security-specific investment opportunities.

 .    Variable Rate Demand Notes (VRDNs). VRDNs, which are high-quality cash equivalents, were used to manage the portfolio's excess liquidity. The position accounted for 7.6% of the portfolio, nearly unchanged from last year.

 .    Credit Quality. During the period, the fund's average credit quality has remained double-A. However, in contrast to last year's emphasis on triple-A-rated bonds, this year the fund's credit quality was structured like a "barbell," with higher quality securities at the long end of the yield curve and lower quality securities (but still investment grade) at the short end. As of October 31, 70.5% of the fund was invested in triple-A-rated securities, nearly the same as a year ago, while double-A- and single-A-rated securities were reduced to 9.3% and 1.8%, respectively. In the late spring of 1996, we initiated a new position in triple-B-rated securities (the lowest credit category for investment-grade securities), which accounted for 18.4% of the portfolio by the end of the period. We used extensive credit research to identify specific securities that offered higher yields than average triple-B-rated securities, but still were of sound credit quality. The triple-B-rated position benefited the fund's performance during the period by enabling us to lock in above-market yields and providing greater price appreciation potential relative to the market. Each of these positions is monitored carefully, and we will remain vigilant for any changes in their credit quality.

Market Outlook

     We have a bullish long-term outlook for municipal bond supply, since new money issuance (bonds issued for purposes other than refunding older debt) tends to be stable and grows at the same rate as GDP. In addition, we do not anticipate a significant increase in refunding unless interest rates drop substantially. On the demand side, investor interest is likely to remain healthy, as we believe that two to four more years of divided government (a Democratic president and a Republican-controlled Congress) should avert any significant tax reform that would threaten municipal bonds' tax-exempt status.

Distribution Policy

     During the period under review, the fund's Class A shares paid out distributions of $0.65 per share. The fund's Class B shares, which opened on May 1, 1996, paid out $0.27 per share from their inception through October 31, 1996. Dividends are declared daily and paid on a monthly basis. The fund intends to distribute substantially all of its investment company tax-exempt and taxable income, as required by tax law.

--------------------------------------------------------------------------------

Letter to Shareholders
--------------------------------------------------------------------------------
Goldman Sachs Municipal Income Fund (continued)



--------------------------------------------------------------------------------
     We value your investment in the Goldman Sachs Municipal Income Fund and we look forward to reporting on the fund's progress in the coming year.



Sincerely,

/s/ Benjamin S. Thompson

Benjamin S. Thompson


/s/ Elisabeth Schupf Lonsdale

Elisabeth Schupf Lonsdale

Portfolio Managers
Goldman Sachs Municipal Income Fund
November 29, 1996




--------------------------------------------------------------------------------

Goldman Sachs Trust
--------------------------------------------------------------------------------
Goldman Sachs Municipal Income Fund
October 31, 1996


--------------------------------------------------------------------------------

In accordance with the requirements of the Securities and Exchange Commission, the following data is supplied for the periods ended October 31, 1996. The performance for the Goldman Sachs Municipal Income Fund (assuming both the maximum sales charge of 4.5% and no sales charge for Class A shares and the maximum redemption fee of 5% and no redemption fee for the Class B shares) is compared with its benchmark--the Lehman Brothers 15-Year Municipal Bond Index ("Lehman 15-Year Muni Index"). All performance data shown represents past performance and should not be considered indicative of future performance which will fluctuate as market conditions change. The investment return and principal value of an investment will fluctuate with changes in market conditions so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                       HYPOTHETICAL $10,000 INVESTMENT

                                Class A /(a)/

                           [LINE CHART APPEARS HERE]

                      Class A Shares       Class A Shares        Lehman 15-year
  Date               (no sales charge)    (w/sales charge)        Muni Index
--------------------------------------------------------------------------------
    8/1/93                $10,000              $9,550                $10,000
--------------------------------------------------------------------------------
  10/31/93                $10,455              $9,984                $10,385
--------------------------------------------------------------------------------
  10/31/94                 $9,878              $9,434                 $9,860
--------------------------------------------------------------------------------
  10/31/95                $11,241             $10,735                $11,414
--------------------------------------------------------------------------------
  10/31/96                $11,933             $11,395                $12,100
--------------------------------------------------------------------------------

                                    Class B

                           [LINE CHART APPEARS HERE]

                      Class A Shares       Class A Shares        Lehman
                      (no redemption       (w/redemption         15-year
  Date                   charge)              charge)          Muni Index
--------------------------------------------------------------------------------
    5/1/96               10,000                10,000             10,000
--------------------------------------------------------------------------------
Oct 31, 96               10,440                 9,940             10,480
--------------------------------------------------------------------------------

                                 -----------------------------------
                                     Average Annual Total Return
                                 -----------------------------------
                                   One Year     Since Inception/(b)/
            --------------------------------------------------------
             Class A, excluding
              sales charge           6.13%            5.27%
            --------------------------------------------------------
             Class A, including
              sales charge           1.35%            3.80%
            --------------------------------------------------------
             Class B, excluding
              redemption charge       N/A             4.40%/(c)/
            --------------------------------------------------------
             Class B, including
              redemption charge       N/A            (0.60%)/(c)/
            --------------------------------------------------------

/(a)/For comparative purposes, Class A initial investment is assumed to be made on the first day of the month following the Fund's commencement of operations.

/(b)/Class A and Class B commenced operations July 20, 1993 and May 1, 1996, respectively.

/(c)/An aggregate total return (not annualized) is shown instead of an average annual total return since the B Class has not completed a full twelve months of operations.

--------------------------------------------------------------------------------

Statement of Investments
--------------------------------------------------------------------------------
Goldman Sachs Municipal Income Fund
October 31, 1996


--------------------------------------------------------------------------------
Principal          Interest              Maturity
Amount               Rate                  Date               Value
================================================================================
Debt Obligations--102.2%
Arizona--5.1%
Maricopa County, AZ Unified School District No. 41 GO
     (FSA)(AAA/Aaa)
$2,500,000          6.25%               07/01/15           $ 2,653,300
--------------------------------------------------------------------------------
California--8.1%
Contra Costa, CA Water District Series G RB (MBIA)
     (AAA/Aaa)
$2,000,000          5.75%               10/01/14           $ 2,022,980
San Buenaventura, CA Sewer Revenue RB (FGIC)
     (AAA/Aaa)
2,255,000           5.50                03/01/15             2,231,435
--------------------------------------------------------------------------------
                                                           $ 4,254,415
--------------------------------------------------------------------------------
Colorado--4.8%
Englewood MFH RB (BBB)
$2,500,000          6.65%               12/01/26           $ 2,499,750
--------------------------------------------------------------------------------
Connecticut--3.9%
Mashantucket Western Pequot Tribe RB (BBB/Baa)
$2,000,000          6.50%               09/01/05           $ 2,072,220
--------------------------------------------------------------------------------
Florida--2.8%
Escambia County, FL Housing Authority, Single Family
     (GNMA/FNMA)(Aaa)
$1,390,000          6.80%               10/01/15           $ 1,464,949
--------------------------------------------------------------------------------
Illinois--19.1%
Chicago, IL GO Series A-2 (AMBAC) (AAA/Aaa) (e)
$1,750,000          6.25%               01/01/14           $ 1,877,873
Cook County, IL GO(FGIC) (AAA/Aaa)
2,000,000           5.75                11/15/12             2,015,720
Lake County, IL Unified School District No. 116 GO (FSA) (AAA/Aaa)
2,000,000           7.60                02/01/14             2,428,340
1,525,000           6.10                02/01/16             1,588,089
O'Hare International Airport RB (MBIA)(AAA/Aaa)
2,000,000           6.38                01/01/15             2,109,780
--------------------------------------------------------------------------------
                                                           $10,019,802
--------------------------------------------------------------------------------
Indiana--9.5%
East Allen, IN Elementary School Building Corp. RB (FSA)
     (AAA/Aaa)
$3,115,000          5.88%               07/01/12           $ 3,178,079
Indiana Transportation Finance Authority RB Series A
     (MBIA) (AAA/Aaa)
1,500,000           7.25                06/01/15             1,789,305
--------------------------------------------------------------------------------
                                                           $ 4,967,384
================================================================================

--------------------------------------------------------------------------------
Principal          Interest              Maturity
Amount               Rate                  Date               Value
================================================================================
Kentucky--2.0%
Nelson County, KY Industrial Building RB for Mabex
Universal Corp. Project AMT (A3)
$1,000,000          6.50%               04/01/05           $ 1,066,790
--------------------------------------------------------------------------------
Maine--1.5%
Maine Educational Loan Authority RB Series A-1 (Aaa)
$ 725,000           6.80%               12/01/07             $ 765,462
--------------------------------------------------------------------------------
Michigan--3.6%
Detroit, MI GO (BBB-)
$1,885,000          5.70%               05/01/02           $ 1,907,714
--------------------------------------------------------------------------------
New York--9.0%
New York State Municipal Bond Agency RB, Series A (BBB+)
$1,610,000          6.60%               03/15/01           $ 1,699,854
New York State Thruway Authority Highway & Bridges RB
     (BBB/Baa1)
1,000,000           5.25                04/01/03             1,004,630
Syracuse, NY IDA RB (AA)
2,000,000           5.13                10/15/02             2,005,600
--------------------------------------------------------------------------------
                                                           $ 4,710,084
--------------------------------------------------------------------------------
North Dakota--3.8%
Mercer County, ND PCRB for Basin Electric Power 2nd
     Series (AMBAC) (AAA/Aaa) (e)
$2,000,000          6.05%               01/01/19           $ 2,055,380
--------------------------------------------------------------------------------
Ohio--8.9% Akron, OH COPs (a) (BBB) (c)
$2,000,000          6.90%               12/01/16           $ 1,438,500
Kent State University RB (MBIA) (AAA/Aaa)
2,280,000           5.50                05/01/28             2,181,504
Trumbull County, OH GO (AMBAC) (AAA/Aaa)
1,000,000           5.75                12/01/03             1,061,870
--------------------------------------------------------------------------------
                                                           $ 4,681,874
--------------------------------------------------------------------------------
Texas--8.8%
Denison, TX Waterworks & Sewer RB (AAA/Aaa)
$1,250,000          5.50%               09/01/08           $ 1,258,525
1,250,000           5.40                09/01/09           $ 1,258,475
East Texas Criminal Justice Facilities Financing Corp. RB
     (AMBAC) (AAA/Aaa)
$2,000,000          5.75                11/01/09           $ 2,032,560
Fort Bend, TX Independent School District RB (AAA/Aaa)
50,000              5.00                02/15/18                46,226
--------------------------------------------------------------------------------
                                                           $ 4,595,786
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Statement of Investments
--------------------------------------------------------------------------------
Goldman Sachs Municipal Income Fund (continued)
October 31, 1996


--------------------------------------------------------------------------------
Principal          Interest              Maturity
Amount               Rate                  Date               Value
================================================================================

Debt Obligations(continued)
Washington--7.1%
Chelan County, WA Public Utility RB (AAA/Aaa)/c/
$2,500,000          6.35%               07/01/28           $ 2,540,125
Washington State Series C GO (AA/Aa)
 1,155,000          6.50                07/01/00             1,232,373
--------------------------------------------------------------------------------
                                                           $ 3,772,498
--------------------------------------------------------------------------------
Wisconsin--4.2%
Wisconsin Housing & Economic Development Authority RB,
Series B (AA/Aa)/e/
$2,060,000          7.10%               09/01/15           $ 2,181,623
--------------------------------------------------------------------------------
Total Debt Obligations
  (Cost $52,677,902)                                       $53,669,031
--------------------------------------------------------------------------------
Short-Term Obligations--8.4%
Alabama--6.5%
Columbia County, AL IDB/b/ (A/A2)
$1,200,000          3.65%               11/01/96           $ 1,200,000
Parrish, AL IDB/b/ (A/A1)
2,200,000           3.65                11/01/96             2,200,000
--------------------------------------------------------------------------------
                                                           $ 3,400,000
--------------------------------------------------------------------------------
Wyoming--1.9%
Converse, WY PCRB/b/ (AAA)
$1,000,000          3.65%               11/01/96           $ 1,000,000
--------------------------------------------------------------------------------
Total Short-Term Obligations
  (Cost $4,400,000)                                        $ 4,400,000
--------------------------------------------------------------------------------
Total Investments
  (Cost $57,077,902/d/)                                    $58,069,031
================================================================================

--------------------------------------------------------------------------------

================================================================================
Federal Income Tax Information:
Gross unrealized gain for investments in which value
  exceeds cost                                             $ 1,018,643
Gross unrealized loss for investments in which cost
  exceeds value                                                (27,514)
--------------------------------------------------------------------------------
Net unrealized gain                                        $   991,129
================================================================================
/a/The interest rate disclosed for these securities represents effective yields to maturity.
/b/Securities with "Put" features with resetting interest rates. Maturity dates disclosed are the next interest reset dates.
/c/When-issued security.
/d/The amount stated also represents aggregate cost for federal income tax purposes.
/e/Portions of these securities are being segregated for when-issued securities.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

================================================================================
Investment Abbreviations:
AMBAC   --Insured by American Municipal
          Bond Assurance Corp.
COPS    --Certificates of Participation
FGIC    --Insured by Financial Guaranty
          Insurance Co.
FSA     --Financial Security Assurance Co.
GO      --General Obligation
IDA     --Industrial Development Authority
IDB     --Industrial Development Bond
MBIA    --Insured by Municipal Bond Investors
          Assurance
MFH     --Multi-Family Housing
PCRB    --Pollution Control Revenue Bond
RB      --Revenue Bond
================================================================================


--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Trust
--------------------------------------------------------------------------------
Statements of Assets and Liabilities
October 31, 1996


--------------------------------------------------------------------------------

                                                                                          Government       Global        Municipal
                                                                                            Income         Income         Income
                                                                                             Fund           Fund           Fund
                                                                                          ========================================
Assets:
Investments in securities, at value (cost $38,555,545, $245,280,587
  and $57,077,902)                                                                        $38,632,147   $249,732,500   $58,069,031
Receivables:
  Investment securities sold                                                                3,011,458             --            --
  Interest                                                                                    255,950      4,572,733       688,717
  Forward foreign currency exchange contracts                                                      --      1,073,237            --
  Fund shares sold                                                                             38,729         23,757        12,145
  Foreign tax withheld                                                                             --        100,251            --
Cash                                                                                           17,149            248        48,127
Variation margin                                                                                6,788             --            --
Deferred organization expenses, net                                                            23,998             --        30,090
Other assets                                                                                   65,284         31,883        29,773
----------------------------------------------------------------------------------------------------------------------------------
   Total assets                                                                            42,051,503    255,534,609    58,877,883
----------------------------------------------------------------------------------------------------------------------------------
Liabilities:
Payables:
  Investment securities purchased                                                          11,129,422             --     6,076,685
  Forward foreign currency exchange contracts                                                      --      1,816,332            --
  Fund shares repurchased                                                                      14,381        124,500       128,184
  Investment adviser fees                                                                       6,423         94,713        18,124
  Administration fees                                                                              --         32,334         6,857
  Authorized dealer service fees                                                                6,166         44,409         9,224
  Distribution fees                                                                               151         35,488           154
Accrued expenses and other liabilities                                                         57,538        211,388       116,255
----------------------------------------------------------------------------------------------------------------------------------
   Total liabilities                                                                       11,214,081      2,359,164     6,355,483
----------------------------------------------------------------------------------------------------------------------------------
Net assets:
Paid in capital                                                                            30,678,648    247,410,169    52,495,830
Accumulated undistributed net investment income                                                53,331      6,704,225        60,331
Accumulated net realized loss on investment transactions                                      (45,759)    (4,636,687)   (1,024,890)
Accumulated net realized foreign currency gain                                                     --         43,634            --
Net unrealized gain on investments and futures                                                151,202      4,864,862       991,129
Net unrealized loss on translation of assets and liabilities denominated in foreign
  currencies                                                                                       --     (1,210,758)           --
----------------------------------------------------------------------------------------------------------------------------------
   Net assets                                                                             $30,837,422   $253,175,445   $52,522,400
==================================================================================================================================
Net asset value, offering /(a)/ and redemption price per share
Class A                                                                                        $14.36         $14.53        $14.37
Class B                                                                                        $14.37         $14.53        $14.37
Institutional                                                                                      --         $14.52            --
==================================================================================================================================
Shares Outstanding
Class A                                                                                     2,131,467     13,670,270     3,637,437
Class B                                                                                        16,317         17,603        17,778
Institutional                                                                                      --      3,735,251            --
----------------------------------------------------------------------------------------------------------------------------------
Total shares outstanding, $.001 par value (unlimited number of shares authorized)           2,147,784     17,423,124     3,655,215
==================================================================================================================================

/(a)/Maximum public offering price per share (NAV per share x 1.0471) for Class
     A shares is $15.04, $15.21 and $15.05 for Government Income, Global Income and Municipal Income, respectively. At redemption, Class B shares are subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.
--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Trust
------------------------------------------------------------------------------
Statements of Operations
For the Year Ended October 31, 1996

------------------------------------------------------------------------------

                                        Government       Global      Municipal
                                          Income         Income       Income
                                           Fund           Fund         Fund
                                        ======================================
Investment income:
Interest/(a)/                            $2,048,891   $18,287,214   $2,869,729
------------------------------------------------------------------------------
   Total income                           2,048,891    18,287,214    2,869,729
------------------------------------------------------------------------------
Expenses:
Investment adviser fees                     148,120     1,965,605      211,283
Administration fees                          44,433       393,263       79,231
Authorized dealer service fees               74,171       549,289      132,051
Distribution fees                            74,281       549,538      132,304
Custodian fees                               44,987       210,420       36,172
Transfer agent fees                          72,237       121,212       90,284
Professional fees                            58,897        92,538       60,094
Registration fees                            14,992        63,673       32,549
Amortization of deferred organization
 expenses                                    18,848        46,256       17,593
Trustee fees                                    478         3,073          707
Other                                         8,763        78,430       27,214
------------------------------------------------------------------------------
   Total expenses                           560,207     4,073,297      819,482
   Less--expenses reimbursable and fees
    waived by Goldman Sachs                (411,644)   (1,241,452)    (370,128)
------------------------------------------------------------------------------
   Net expenses                             148,563     2,831,845      449,354
------------------------------------------------------------------------------
   Net investment income                  1,900,328    15,455,369    2,420,375
------------------------------------------------------------------------------
Realized and unrealized gain (loss)
   on investment, options, futures and
   foreign currency transactions:
Net realized gain (loss) from:
   Investment transactions                  115,970     9,268,666    1,390,846
   Futures transactions                     (68,389)           --     (151,156)
   Foreign currency related transactions         --    (2,192,328)          --
Net change in unrealized gain (loss) on:
   Investments and options                 (332,205)       54,149     (513,085)
   Futures                                   74,600            --           --
   Translation of assets and liabilities
    denominated in foreign currencies            --     4,948,769           --
------------------------------------------------------------------------------
   Net realized and unrealized gain (loss)
     on investment, options, futures and
     foreign currency transactions         (210,024)   12,079,256      726,605
------------------------------------------------------------------------------
   Net increase in net assets resulting
     from operations                     $1,690,304   $27,534,625   $3,146,980
==============================================================================

/(a)/Net of $96,252 in foreign withholding tax for the Global Income
     Fund.



------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Trust
--------------------------------------------------------------------------------
Statements of Changes in Net Assets
For the Year Ended October 31, 1996


--------------------------------------------------------------------------------

                                                                            Government         Global        Municipal
                                                                              Income           Income         Income
                                                                               Fund             Fund           Fund
                                                                           =============================================
From operations:
Net investment income                                                      $  1,900,328     $ 15,455,369    $  2,420,375
Net realized gain from investment transactions                                   47,581        9,268,666       1,239,690
Net realized loss from foreign currency related transactions                         --       (2,192,328)             --
Net change in unrealized gain (loss) on investments, futures and options       (257,605)          54,149        (513,085)
Net change in unrealized loss on translation of assets and liabilities
  denominated in foreign currencies                                                  --        4,948,769              --
------------------------------------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations                      1,690,304        27,534,625      3,146,980
------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
Net investment income
    Class A                                                                  (1,898,372)      (22,455,377)    (2,418,570)
    Class B                                                                      (3,324)           (3,052)        (1,805)
    Institutional Class                                                              --        (4,050,770)            --
------------------------------------------------------------------------------------------------------------------------
    Total distributions to shareholders                                      (1,901,696)      (26,509,199)    (2,420,375)
------------------------------------------------------------------------------------------------------------------------
From share transactions:
Net proceeds from sales of shares                                             8,922,548        39,747,372      6,389,765
Reinvestment of dividends and distributions                                   1,614,587        16,968,046      1,484,778
Cost of shares repurchased                                                   (8,990,920)      (82,019,748)    (9,875,982)
------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from share transactions   1,546,215       (25,304,330)    (2,001,439)
------------------------------------------------------------------------------------------------------------------------
    Total increase (decrease)                                                 1,334,823       (24,278,904)    (1,274,834)

Net assets:

Beginning of year                                                            29,502,599       277,454,349     53,797,234
------------------------------------------------------------------------------------------------------------------------
End of year                                                                $ 30,837,422     $ 253,175,445   $ 52,522,400
========================================================================================================================
Accumulated undistributed net investment income                            $     53,331     $   6,704,225   $     60,331
========================================================================================================================
Summary of share transactions:
Shares sold                                                                     624,626         2,811,314        449,496
Reinvestment of dividends and distributions                                     112,977         1,198,568        104,201
Shares repurchased                                                             (628,175)       (5,784,097)      (694,794)
------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in shares outstanding                                   109,428        (1,774,215)      (141,097)
========================================================================================================================

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Trust
--------------------------------------------------------------------------------
Statements of Changes in Net Assets
For the Year Ended October 31, 1995

--------------------------------------------------------------------------------

                                                                                        Government         Global         Municipal
                                                                                          Income           Income          Income
                                                                                           Fund             Fund            Fund
                                                                                       =============================================


From operations:
Net investment income                                                                  $ 1,357,262     $ 19,658,884     $ 2,466,930

Net realized gain from investment transactions                                             603,048        5,556,002         938,332

Net realized gain from foreign currency related transactions                                    --       18,804,029              --

Net change in unrealized gain on investments                                               902,391       14,759,004       3,055,111

Net change in unrealized loss on translation of assets and liabilities denominated in
  foreign currencies                                                                            --      (15,288,240)             --
------------------------------------------------------------------------------------------------------------------------------------

  Net increase in net assets resulting from operations                                   2,862,701       43,489,679       6,460,373
------------------------------------------------------------------------------------------------------------------------------------

Distributions to shareholders from:
Net investment income                                                                   (1,361,620)     (20,883,123)(a)  (2,466,930)

------------------------------------------------------------------------------------------------------------------------------------

   Total distributions to shareholders                                                  (1,361,620)     (20,883,123)     (2,466,930)

------------------------------------------------------------------------------------------------------------------------------------

From share transactions:
Net proceeds from sales of shares                                                       15,973,014       53,349,100      11,879,853
Reinvestment of dividends and distributions                                              1,123,498       13,008,610       1,551,121
Cost of shares repurchased                                                              (3,546,816)    (208,094,050)    (11,000,210)

------------------------------------------------------------------------------------------------------------------------------------

   Net increase (decrease) in net assets resulting from share transactions              13,549,696     (141,736,340)      2,430,764
------------------------------------------------------------------------------------------------------------------------------------

   Total increase (decrease)                                                            15,050,777     (119,129,784)      6,424,207
Net assets:
Beginning of year                                                                       14,451,822      396,584,133      47,373,027
------------------------------------------------------------------------------------------------------------------------------------

End of year                                                                            $29,502,599    $ 277,454,349    $ 53,797,234
====================================================================================================================================

Accumulated undistributed net investment income                                        $    36,251    $  16,641,827    $     42,738
====================================================================================================================================

Summary of share transactions:
Shares sold                                                                              1,139,008        3,822,903         876,447
Reinvestment of dividends and distributions                                                 80,152          935,191         113,767
Shares repurchased                                                                        (253,583)     (15,079,626)       (816,569)

------------------------------------------------------------------------------------------------------------------------------------

Net increase (decrease) in shares outstanding                                              965,577      (10,321,532)        173,645
====================================================================================================================================

(a) The Global Income Fund distributed $20,322,640 and $560,483 from net investment income for the Class A and Institutional class of shares, respectively.



--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Trust
--------------------------------------------------------------------------------
Notes to Financial Statements
October 31, 1996


--------------------------------------------------------------------------------
1.  Organization

Goldman Sachs Trust (the "Trust") is a Massachusetts business trust registered under the Investment Company Act of 1940 (as amended) as an open-end, management investment company. Included in this report are the financial statements for the Goldman Sachs Government Income Fund (Government Income), the Goldman Sachs Global Income Fund (Global Income) and the Goldman Sachs Municipal Income Fund (Municipal Income), collectively, "the Funds" or individually a "Fund." Government Income and Municipal Income are diversified portfolios whereas Global Income is a non-diversified portfolio. As of October 31, 1996, the Funds offer Class A and Class B shares. In addition, Global Income offers Institutional and Service shares. As of October 31, 1996, there outstanding no Service shares.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds which are in conformity with those generally accepted in the investment company industry.
    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts.

A. Investment Valuation
-----------------------

Investments in debt securities, other than money market instruments, held by the Funds are valued on the basis of dealer-supplied quotations or by a pricing service approved by the Board of Trustees if such prices are believed by the investment adviser to accurately represent market value. The prices derived by a pricing agent reflect broker/dealer-supplied valuations and electronic data processing techniques. If those prices are not deemed by the Fund's Investment Adviser to be representative of the market values at the time the net asset value is calculated, then such securities will be valued at fair value as described below. Options and futures contracts are valued at the last sale price on the market where any such option or futures contract is principally traded. Forward foreign currency exchange contracts are valued at the mean between the last bid and asked quotations supplied by a dealer in such contracts. All other securities and other assets, including debt securities, for which prices are supplied by a pricing agent but are not deemed by the Fund's Investment Adviser to be representative of market values, restricted securities and securities for which no market quotation is available, but excluding money market instruments with a remaining maturity of sixty days or less, are valued at fair value as determined in good faith pursuant to procedures established by the Board of Trustees. Money market instruments held by the Fund with a remaining maturity of sixty days or less will be valued by the amortized cost method, which approximates market value.

Investments in portfolio securities held by Government Income and Municipal Income for which accurate market quotations are readily available are valued on the basis of quotations furnished by a pricing service or provided by dealers in such securities. Portfolio securities held by Government Income and Municipal Income, for which accurate market quotations are not readily available are valued at fair value using methods determined in good faith under procedures established by the Trust's Board of Trustees and may include yield equivalents or a pricing matrix. Exchange traded options and futures contracts will be valued by the investment adviser at the last sale price on the exchange where such contracts and options are principally traded. Short-term debt obligations maturing in sixty days or less are valued at amortized cost.

B. Security Transactions and Investment Income
----------------------------------------------

Security transactions are recorded on the trade date. Realized gains and losses on sales of portfolio securities are calculated on the identified cost basis. Interest income is recorded on the basis of interest accrued. Premiums on interest-only securities and on collateralized mortgage obligations with nominal

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
principal amounts are amortized, on an effective yield basis, over the expected lives of the respective securities, taking into account principal prepayment experience and estimates of future principal prepayments. Certain mortgage security paydown gains and losses are taxable as ordinary income. Such paydown gains and losses increase or decrease taxable ordinary income available for distribution and are classified as interest income in the accompanying Statements of Operations. Original issue discounts ("OID") on debt securities are amortized to interest income over the life of the security with a corresponding increase in the cost basis of that security. OID amortization on mortgage backed REMIC securities is initially recorded based on estimates of principal paydowns using the most recent OID factors available from the issuer. Recorded amortization amounts are adjusted when actual OID factors are received. For Municipal Income, market premiums on other long-term debt securities are amortized to interest income while for Global Income, market discounts on other long-term debt securities are accreted to interest income.

C. Foreign Currency Translations
--------------------------------
Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valuations, other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates; (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.

Net realized and unrealized gain (loss) on foreign currency transactions will represent: (i) foreign exchange gains and losses from the sale and holdings of foreign currencies and investments; (ii) gains and losses between trade date and settlement date on investment securities transactions and forward exchange contracts; and (iii) gains and losses from the difference between amounts of interest recorded and the amounts actually received.

D. Forward Foreign Currency Exchange Contracts
----------------------------------------------
Global Income may enter into forward foreign exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. Global Income may also purchase and sell forward contracts to seek to increase total return. All commitments are "marked-to-market" daily at the applicable translation rates and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains or losses at the time the forward contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

E. Mortgage Dollar Rolls
------------------------
Government Income and Global Income may enter into mortgage "dollar rolls" in which the Fund sells securities in the current month for delivery and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Fund loses the right to receive principal and interest paid on the securities sold but benefits to the extent of any price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund will hold and maintain in a segregated account, until the settlement date, cash or liquid, high grade debt securities in an amount equal to the forward purchase price. For financial reporting and tax reporting purposes, the Fund treats mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale.

--------------------------------------------------------------------------------

Goldman Sachs Trust
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
October 31, 1996


--------------------------------------------------------------------------------
F. Option Accounting Principles
-------------------------------
When call or put options are written, an amount equal to the premium received is recorded as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a written option expires on its stipulated expiration date, or a closing purchase transaction has been entered into, a gain or loss is realized without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished.

Upon the purchase of a call option or a protective put option, the premium paid is recorded as an investment, and subsequently marked-to-market to reflect the current market value of the option. If an option which has been purchased expires on the stipulated expiration date, a loss is realized in the amount of the cost of the option. If a closing sale transaction has been entered into, a gain or loss is realized, depending on whether the sale proceeds from the closing sale transaction are greater or less than the cost of the option.

G. Futures Contracts
--------------------
The Funds may enter into futures transactions in order to hedge against changes in interest rates, securities prices, currency exchange rates in the case of Global Income or to seek to increase total return. A Fund will engage in futures transactions only for bona fide hedging purposes as defined in regulations of the CFTC or to seek to increase total return to the extent permitted by such regulations. The use of futures contracts involve, to varying degrees, elements of market risk which may exceed the amounts recognized in the Statements of Assets and Liabilities.

Payments for futures contracts ("variation margin") are made or received by the Funds each day, dependent on the daily fluctuations in the value of the contract, and are recorded for financial reporting purposes, as unrealized gains or losses. When entering into a closing transaction, the Funds will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price, unless such price does not reflect the fair market value of the contract, in which case the position will be valued using methods as approved by the Funds' Board of Trustees.

Certain risks may arise upon entering into futures contracts. The predominant risk is that changes in the value of the futures contract that may not directly correlate with changes in the value of the underlying securities. The risk may decrease the effectiveness of the Funds' hedging strategies and may also result in a loss to the Funds.

H. Federal Taxes
----------------
It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all investment company tax-exempt and taxable income to its shareholders. Accordingly, no federal tax provisions are required.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of a portfolio's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
At October 31, 1996, the Funds had approximately the following amounts of capital loss carryforward for U.S. Federal tax purposes:

                                                                     Year of
Fund                                           Amount              Expiration
-----------------------------------         ------------        ----------------
Global Income                                 $4,471,734              2002
Municipal Income                              $1,534,884              2002

I. Deferred Organization Expenses
---------------------------------

Organization-related costs are being amortized on a straight-line basis over a period of five years.

J. Expenses
-----------
Expenses incurred by the Trust that do not specifically relate to an individual portfolio of the Trust are allocated to the portfolios based on each portfolio's relative average net assets for the period.

Class A and Class B shareholders of the Funds bear all expenses and fees relating to their respective distribution and authorized dealer service plans as well as other expenses which are directly attributable to such shares. Transfer agent fees are subject to separate arrangements for each class.

3. Agreements
-------------

Goldman Sachs Asset Management ("GSAM"), a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as each Fund's investment adviser pursuant to Investment Advisory Agreements. Goldman Sachs Asset Management International ("GSAM International"), an affiliate of Goldman Sachs, acts as subadviser under a Subadvisory Agreement for Global Income. Under the Investment Advisory and Subadvisory Agreements, GSAM and GSAM International, subject to the general supervision of the Trust's Board of Trustees, manage the Funds' portfolios. As compensation for the services rendered pursuant to the Investment Advisory Agreements and the assumption of the expenses related thereto, GSAM is entitled to a fee, computed daily and payable monthly at an annual rate equal to
 .50%, .25% and .40% of average daily net assets of Government Income, Global Income and Municipal Income, respectively. As compensation for the services rendered pursuant to the Subadvisory Agreement, GSAM International is entitled to a subadvisory fee from Global Income of .50% of the average daily net assets.

GSAM serves as each Fund's administrator pursuant to an Administration Agreement. Under the Administration Agreement, GSAM administers the Funds' business affairs, including providing facilities. As compensation for the services rendered pursuant to the Administration Agreement, GSAM is entitled to a fee, computed daily and payable monthly at an annual rate equal to .15% of each Fund's average daily net assets.

GSAM has voluntarily agreed to limit certain of the Funds' expenses (excluding advisory, administration, distribution and authorized dealer service fees, taxes, interest, brokerage, litigation, indemnification and other extraordinary expenses and with respect to Global Income, transfer agent fees) to the extent such expenses exceed .00%, .06% and .05% per annum of Government Income, Global Income and Municipal Income, respectively.

Goldman Sachs serves as the Distributor of shares of the Funds pursuant to a Distribution Agreement and as such may receive a portion of the sales load imposed on the sale of Fund shares. During the year ended October 31, 1996, Goldman Sachs retained approximately $17,300, $52,600 and $24,900 of sales loads related to Government Income, Global Income and Municipal Income, respectively.

The Trust, on behalf of each Fund, has adopted a Distribution Plan (the "Distribution Plan") pursuant to Rule 12b-1. Under the Distribution Plan, Goldman Sachs is entitled to a quarterly fee from each Fund for distribution services equal, on an annual basis, to .25% and .75% of each Fund's average daily net assets attributable to Class A and Class B shares, respectively.

--------------------------------------------------------------------------------

Goldman Sachs Trust
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
October 31, 1996


--------------------------------------------------------------------------------
The Trust, on behalf of each Fund, has adopted an Authorized Dealer Service Plan (the "Service Plan") pursuant to which Goldman Sachs and Authorized Dealers are compensated for providing personal and account maintenance services. Each Fund pays a fee under its Service Plan equal, on an annual basis, up to .25% of the average daily net assets attributable to the Class A and Class B shares. Goldman Sachs also serves as the Transfer Agent of the Funds for a fee.

For the year ended October 31, 1996, the advisors, administrators and distributor have voluntarily agreed to waive certain fees and reimburse other expenses as follows (in thousands):

                              Waivers
             --------------------------------------
                                                                   Reimburse-
                              Admin-     Class A     Reimburse-       ment
   Fund         Advisor      istrator     12b-1         ment       Outstanding
--------------------------------------------------------------------------------
Government
  Income          74            44          74           220           27
Global
  Income         848            --          56           337            7
Municipal
  Income          --            --         132           238           30

The Investment Advisors and Administrator may discontinue or modify such waivers and limitations in the future at their discretion.

For the year ended October 31, 1996, Government Income and Municipal Income incurred commissions expense of approximately $1,200 and $2,750 respectively, in connection with futures contracts entered into with Goldman Sachs. At October 31, 1996, Goldman Sachs owes approximately $7,000 to Government Income related to variation margin on futures contracts.

4. Line of Credit Facility

The Funds participate in a $100,000,000 uncommitted, unsecured revolving line of credit facility. In addition, Global Income participates in a $50,000,000 committed, unsecured revolving line of credit facility. Both facilities are to be used solely for temporary or emergency purposes. Under the most restrictive arrangement, each Fund must own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings is based on the federal funds rate. The committed facility also requires a fee to be paid based on the amount of the commitment which has not been utilized. For the year ended October 31, 1996, the Funds did not have any borrowings under these facilities.

5. Investment Transactions

Purchases and proceeds of sales or maturities of long-term securities for the year ended October 31, 1996, were as follows:

================================================================================
                           Government             Global            Municipal
Fund                         Income               Income             Income
--------------------------------------------------------------------------------
Purchases of U.S.
 Government and
 agency obligations       $133,097,699         $117,740,548        $     --
--------------------------------------------------------------------------------
Purchases (excluding
 U.S. Government and
 agency obligations)         9,741,716          410,144,747         184,788,273
--------------------------------------------------------------------------------
Sales or maturities of
 U.S. Government and
 agency obligations        136,922,990          102,151,633              --
--------------------------------------------------------------------------------
Sales or maturities
 (excluding U.S.
 Government and
 agency obligations)         3,909,735          446,269,068         189,391,870
================================================================================

For the year ended October 31, 1996, option transactions in Global Income were as follows:

                      Options Purchased                                 Cost
--------------------------------------------------------------------------------
Balance outstanding, beginning of period                             $   --
Options purchased                                                      202,160
Options expired                                                       (202,160)
--------------------------------------------------------------------------------
Balance outstanding, end of period                                   $   --
================================================================================

-------------------------------------------------------------------------------



-------------------------------------------------------------------------------
At October 31, 1996, Global Income had outstanding forward foreign currency exchange contracts to sell foreign currencies as follows:

===============================================================================
                              Value on
    Foreign Currency         Settlement        Current         Unrealized
     Sale Contracts             Date            Value          Gain/(Loss)
-------------------------------------------------------------------------------
Danish Krone
  Expiring 1/22/97           $ 6,348,652     $ 6,443,676       $ (95,024)
Deutschemark
  Expiring 11/27/96           37,735,809      38,044,516        (308,707)
  Expiring 2/27/97            12,671,000      12,775,513        (104,513)
British Pound Sterling
  Expiring 11/14/96           15,423,575      16,184,359        (760,784)
Irish Pound
  Expiring 1/8/97              6,842,743       6,964,425        (121,682)
Italian Lira
  Expiring 1/29/97             1,326,853       1,335,737          (8,884)
Japanese Yen
  Expiring 1/24/97            23,059,781      22,755,697         304,084
Netherlands Guilder
  Expiring 1/9/97              6,442,727       6,510,658         (67,931)
Spanish Peseta
  Expiring 1/16/97             6,543,897       6,612,046         (68,149)
Swedish Krona
  Expiring 1/28/97             4,708,899       4,736,457         (27,558)
Swiss Franc
  Expiring 1/29/97            12,952,107      12,453,735         498,372
  Expiring 1/29/97            12,083,214      12,109,196         (25,982)
-------------------------------------------------------------------------------
  Total Foreign Currency
     Sale Contracts         $146,139,257    $146,926,015       $(786,758)
===============================================================================

The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

At October 31, 1996, Global Income had sufficient cash and/or securities to cover any commitments under these contracts.

Global Income has recorded a "Receivable for forward foreign currency exchange contracts" and "Payable for forward foreign currency exchange contracts" resulting from open and closed but not settled forward foreign currency exchange contracts of $1,073,237 and $1,816,332 respectively, in the accompanying Statement of Assets and Liabilities. Included in the "Receivable and Payable for forward foreign currency exchange contracts" are $270,781 and $227,118 respectively, related to forward contracts closed but not settled as of October 31, 1996.

6. Summary of Share Transactions

Share activity for the year ended October 31, 1996 is as follows:

Government Income Fund                                 Dollars          Shares
===============================================================================
Class A Shares:
  Shares sold                                        $8,675,868         607,156
  Reinvestment of dividends and
   distributions                                       1,611,387         112,752
  Shares repurchased                                 (8,971,389)       (626,797)
                                             ----------------------------------
                                                      1,315,866          93,111
                                             ----------------------------------

Class B Shares
  Shares sold                                           246,680          17,470
  Reinvestment of dividends
   and distributions                                      3,200             225
  Shares repurchased                                    (19,531)         (1,378)
                                             ----------------------------------
                                                        230,349          16,317
-------------------------------------------------------------------------------
                                                     $1,546,215         109,428
===============================================================================

Global Income Fund                                     Dollars          Shares
===============================================================================

Class A Shares:
  Shares sold                                      $ 15,545,777       1,089,521
  Reinvestment of dividends
   and distributions                                 13,419,614         947,846
  Shares repurchased                                (76,216,894)     (5,376,065)
                                             ----------------------------------
                                                    (47,251,503)     (3,338,698)
                                             ----------------------------------

Class B Shares
  Shares sold                                           265,053          18,628
  Reinvestment of dividends
   and distributions                                      1,708             119
  Shares repurchased                                    (16,373)         (1,144)
                                             ----------------------------------
                                                        250,388          17,603
                                             ----------------------------------

Institutional Shares:
  Shares sold                                        23,936,542       1,703,165
  Reinvestment of dividends
    and distributions                                 3,546,724         250,603
Shares repurchased                                   (5,786,481)       (406,888)
                                             ----------------------------------
                                                     21,696,785       1,546,880
-------------------------------------------------------------------------------
                                                   $(25,304,330)     (1,774,215)
================================================================================

Goldman Sachs Trust
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
October 31, 1996

--------------------------------------------------------------------------------

Municipal Income Fund                               Dollars          Shares
================================================================================

Class A Shares:
  Shares sold                                   $   6,139,212           431,736
  Reinvestment of dividends
   and distributions                                1,482,976           104,074
  Shares repurchased                               (9,874,431)         (694,685)
                                            ------------------------------------
                                                   (2,252,243)         (158,875)
                                            ------------------------------------

Class B Shares
  Shares sold                                         250,553            17,760
  Reinvestment of dividends
   and distributions                                    1,802               127
  Shares repurchased                                   (1,551)             (109)
                                            ------------------------------------
                                                      250,804            17,778
--------------------------------------------------------------------------------
                                                $  (2,001,439)         (141,097)
================================================================================

Share activity for the year ended October 31, 1995 is as follows:

Global Income Fund                                  Dollars          Shares
================================================================================
Class A Shares:
 Shares sold                                    $  22,864,336         1,659,380
 Reinvestment of dividends
   and distributions                               12,448,128           895,996
 Shares repurchased                              (207,889,246)      (15,065,279)
                                            -----------------------------------
                                                 (172,576,782)      (12,509,903)
                                            -----------------------------------

Institutional Shares:
  Shares sold                                      30,484,764         2,163,523
  Reinvestment of dividends
    and distributions                                 560,482            39,195
  Shares repurchased                                 (204,804)          (14,347)
                                            -----------------------------------
                                                   30,840,442         2,188,371
-------------------------------------------------------------------------------
                                                $(141,736,340)      (10,321,532)
===============================================================================

7. Repurchase Agreements

During the term of a repurchase agreement, the value of the underlying securities, including accrued interest, is required to equal or exceed the value of the repurchase agreement. The underlying securities for all repurchase agreements are held in safekeeping in the customer-only account of State Street Bank & Trust Co., the Funds' custodian, or at subcustodians. GSAM monitors the market value of the underlying securities by pricing them daily.

8. Joint Repurchase Agreement Account

Government Income, together with other registered investment companies having advisory agreements with GSAM or its affiliates, transfers uninvested cash balances into a joint account, the daily aggregate balance of which is invested in one or more repurchase agreements. The underlying securities for the repurchase agreements are U.S. Treasury obligations and mortgage-related securities issued by the U.S. Government, its agencies or instrumentalities. As of October 31, 1996, Government Income had a 0.3% undivided interest in the repurchase agreement in the joint account which equaled $8,400,000 in principal amount. As of October 31, 1996, the repurchase agreements in the joint account along with the corresponding underlying securities (including the type of security, market value, interest rate and maturity date) were as follows:

Principal              Interest            Maturity              Amortized
 Amount                  Rate                Date                   Cost
===============================================================================
Bear Stearns & Co., dated 10/31/96, repurchase price $700,108,500 (FNMA:
 $555,686,102, 5.50%-8.50%, 2/1/09-6/1/26; FHLMC: $166,359,033, 5.50%-8.50%,
 9/1/98-8/1/26)
$700,000,000            5.58%             11/01/96              $700,000,000
Lehman Brothers, Inc. dated 10/31/96, repurchase price $924,843,329 (Treasury
 Notes: $942,903,967, 4.38%-8.50%, 11/15/96-8/15/03)
924,700,00              5.58              11/01/96               924,700,000
Nomura Securities International, Inc. dated 10/31/96, repurchase price
 $700,108,500 (FNMA: $256,658,433, 5.50%-8.00%, 6/1/03-10/1/26; FHLMC:
 $465,441,174, 6.00%-9.00%, 9/1/1-10/1/26)
700,000,000             5.58              11/01/96               700,000,000
Smith Barney, Inc. dated 10/31/96, repurchase price $170,026,161 (U.S
 Treasury Interest Only Stripped Securities: $11,653,277, 2/15/98-5/15/02; U.S.
 Treasury Notes: $85,997,728, 5.25%-7.75%, 5/15/97-10/15/06; U.S. Treasury
 Principal Only Stripped Securities: $33,993,571, 5/15/97-5/15/05; U.S.
 Treasury Bills: $41,756,285, 12/12/96-3/20/97)
170,000,000             5.54              11/01/96               170,000,000
Union Bank of Switzerland, Inc. dated 10/31/96, repurchase price $175,026,979
 (U.S. Treasury Notes: $178,694,649, 6.88%-7.75%, 8/31/99-1/31/00)
175,000,000             5.55              11/01/96               175,000,000
-------------------------------------------------------------------------------
Total Joint Repurchase Agreement Account                       $2,669,700,000
===============================================================================

--------------------------------------------------------------------------------
9. Certain Reclassifications

In accordance with Statement of Position 93-2, the Government Income, Global Income and Municipal Income Funds have reclassified $18,448, $46,256 and $17,593, respectively, from paid-in capital to accumulated undistributed net investment income. Additionally, the Global Income Fund has reclassified $862,007, $207,585 and $380 from accumulated net realized gain, accumulated net realized foreign currency gain and paid in capital, respectively to accumulated undistributed net investment income. These reclassifications have no impact on net asset values of the Funds and are designed to present the Funds' capital accounts on a tax basis.

10. Other

As of October 31, 1996, the Goldman, Sachs & Co. Employees Profit Sharing and Retirement Income Plan was the beneficial owner of approximately 14% of the outstanding shares of Global Income.

--------------------------------------------------------------------------------

Goldman Sachs Trust
-------------------------------------------------------------------------------
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

-------------------------------------------------------------------------------

                               Income (loss) from investment operations/(a)/                      Distributions to shareholders
                            ==============================================================  ========================================


====================================================================================================================================
                                             Net realized     Net realized
                                           and unrealized    and unrealized       Total                     From net
                                             gain (loss)       gain (loss)       income                   realized gain
                  Net asset                on investment,      on foreign        (loss)                   on investment,   In excess
                   value at     Net           option and        currency          from       From net       option and       of net
                  beginning  investment         futures         related        investment   investment        futures     investment
                   of period   income        transactions     transactions     operations     income       transactions      income

                                                      GOVERNMENT INCOME FUND
------------------------------------------------------------------------------------------------------------------------------------

For the Years Ended October 31,
=========================================================
1996-Class A shares          $14.47   $0.92    $(0.11)          --                $0.81      $(0.92)             --          --
1996-Class B shares/(c)/      14.11    0.41      0.26           --                 0.67       (0.41)             --          --
1995-Class A shares           13.47    0.94      1.00           --                 1.94       (0.94)             --          --
1994-Class A shares           14.90    0.85     (1.28)          --                (0.43)      (0.85)             (0.12)      (0.02)

For the Period February 10, 1993/(d)/ through October 31,
=========================================================
1993-Class A shares           14.32    0.56      0.58           --                 1.14       (0.56)             --          --

                                                        GLOBAL INCOME FUND
------------------------------------------------------------------------------------------------------------------------------------

For the Years Ended October 31,
=========================================================
1996-Class A shares          $14.45   $0.71     $0.62          $0.18              $1.51      $(1.43)             --          --
1996-Class B shares/(c)/      14.03    0.34      0.41           0.11               0.86       (0.36)             --          --
1996-Institutional
   shares                     14.45    1.15      0.32           0.10               1.57       (1.50)             --          --
1995-Class A shares           13.43    0.89      0.92           0.15               1.96       (0.94)             --          --
1995- Institutional
   shares/(f)/                14.09    0.22      0.34           0.06               0.62       (0.26)             --          --
1994-Class A shares           15.07    0.84     (1.37)         (0.12)             (0.65)      (0.22)             (0.16)      --
1993-Class A shares           14.69    0.85      1.07          (0.42)              1.50       (0.85)             (0.27)      --
1992-Class A shares           14.60    1.14      0.45          (0.36)              1.23       (1.14)             --          --

For the Period August 2, 1991/(d)/ through October 31,
=========================================================
1991-Class A shares           14.55    0.25      0.23          (0.19)              0.29       (0.24)             --          --


                                In excess of
                                net realized                                     Net
                                  gain on                                     increase
                                 investment,        From        Total        (decrease)   Net asset
                                 option and         paid    distributions      in net      value at
                                   futures           in          to            asset        end of
                                transactions      capital   shareholders       value        period
-----------------------------------------------------------------------------------------------------

                                     GOVERNMENT INCOME FUND
-----------------------------------------------------------------------------------------------------

For the Years Ended October 31,
=========================================================
1996-Class A shares                --               --        $(0.92)         $(0.11)      $14.36
1996-Class B shares/(c)/           --               --         (0.41)           0.26        14.37
1995-Class A shares                --               --         (0.94)           1.00        14.47
1994-Class A shares                (0.01)           --         (1.00)          (1.43)       13.47


For the Period February 10, 1993 /(d)/ through October 31,
==========================================================
1993-Class A shares                --               --         (0.56)           0.58        14.90

                                       GLOBAL INCOME FUND
-----------------------------------------------------------------------------------------------------


For the Years Ended October 31,
===========================================================
1996-Class A shares                --               --        $(1.43)          $0.08       $14.53
1996-Class B shares/(c)/           --               --         (0.36)           0.50        14.53
1996-Institutional
   shares                          --               --         (1.50)           0.07        14.52
1995-Class A shares                --               --         (0.94)           1.02        14.45
1995-Institutional
   shares/(f)/                     --               --         (0.26)           0.36        14.45
1994-Class A shares                --              (0.61)      (0.99)          (1.64)       13.43
1993-Class A shares                --               --         (1.12)           0.38        15.07
1992-Class A shares                --               --         (1.14)           0.09        14.69


For the Period August 2, 1991 (d) through October 31,
============================================================
1991-Class A shares                --               --         (0.24)           0.05        14.60



                                                               Ratio of                     Net
                                                Ratio of         net                       assets
                                                   net        investment                   at end
                                                expenses        income       Portfolio      of
                                Total          to average     to average      turnover     period
                                return /(b/)   net assets     net assets     rate /(h)/   (in 000s)
===================================================================================================


---------------------------------------------------------------------------------------------------
For the Years Ended October 31,
=========================================================
1996-Class A shares                5.80%          0.50%           6.42%        485.09%      $30,603
1996-Class B shares/(c)/           4.85/(g)/      1.25/(e)/       5.65/(e)/    485.09           234
1995-Class A shares               14.90           0.47            6.67         449.53        29,503
1994-Class A shares               (2.98)          0.11            6.06         654.90        14,452

For the Period February 10, 1993/(d)/ through October 31,
=========================================================
1993-Class A shares                8.03/(g)/      0.00/(e)/       4.87/(e)/    725.41/(g/    12,860



---------------------------------------------------------------------------------------------------

For the Years Ended October 31,
=========================================================
1996-Class A shares               11.05%          1.16%           5.81%        232.15%     $198,665
1996-Class B shares/(c)/           6.24/(g)/      1.70/(e)/       5.16/(e)/    232.15           256
1996-Institutional
   shares                         11.55           0.65            6.35         232.15        54,254
1995-Class A shares               15.08           1.29            6.23         265.86       245,835
1995-Institutional
   shares/(f)/                     4.42/(g)/      0.65/(e)/       6.01/(e)/    265.86        31,619
1994-Class A shares               (4.49)          1.28            5.73         343.74       396,584
1993-Class A shares               10.75           1.30            5.78         313.88       675,662
1992-Class A shares                8.77           1.37            7.85         270.75       588,893

For the Period August 2, 1991 (d) through October 31,
=========================================================
1991- Class A shares               2.00           0.38 /(g)/      1.72 /(g)/    34.22 /(g)/ 388,744

                                        Ratios assuming
                                     no voluntary waiver
                                          of fees or
                                      expense limitations
                                ------------------------------

                                                 Ratio of
                                                    net
                                 Ratio of        investment
                                 expenses          income
                                 to average      to average
                                 net assets      net assets
==============================================================


--------------------------------------------------------------

For the Years Ended October 31,
==========================================================
1996-Class A shares                1.89%           5.03%
1996-Class B shares/(c)/           2.39/(e)/       4 .51/(e)/
1995-Class A shares                2.34            4.80
1994-Class A shares                2.86            3.31

For the Period February 10, 1993 /(d)/ through October 31,
==========================================================
1993-Class A shares                4.00/(e)/       0.87/(e)/


------------------------------------------------------------

For the Years Ended October 31,
==========================================================
1996-Class A shares                1.64%           5.33%
1996-Class B shares/(c)/           2.14 /(e)/      4.72/(e)/
1996-Institutional
   shares                          1.11            5.89
1995-Class A shares                1.58            5.94
1995-Institutional
   shares/(f)/                     1.08/(e)/       5.58/(e)/
1994-Class A shares                1.53            5.48
1993-Class A shares                1.55            5.53
1992-Class A shares                1.62            7.60

For the Period August 2, 1991 (d) through October 31,
==========================================================
1991-Class A shares                0.44/(g)/       1.66/(g)/

------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

Goldman Sachs Trust
-------------------------------------------------------------------------------
Financial Highlights (continued)


Selected Data for a Share Outstanding Throughout Each Period


-------------------------------------------------------------------------------

                 Income (loss) from investment operations (a)                                         Distributions to shareholders

                 --------------------------------------------                              -----------------------------------------



                                             Net realized     Net realized

                                           and unrealized    and unrealized       Total                     From net

                                             gain (loss)       gain (loss)       income                   realized gain

                       Net asset           on investment,      on foreign        (loss)                   on investment,   In excess

                        value at     Net      option and        currency          from       From net       option and       of net

                        beginning  investment   futures         related        investment   investment        futures     investment

                         of period  income   transactions     transactions     operations     income       transactions      income


------------------------------------------------------------------------------------------------------------------------------------


                                                       MUNICIPAL INCOME FUND

For the Years Ended October 31,

1996- Class A shares         $14.17    $0.65    $0.20          --                 $0.85      $(0.65)             --          --

1996- Class B shares /(c)/    14.03     0.27     0.34          --                  0.61       (0.27)             --          --

1995- Class A shares          13.08     0.67     1.09          --                  1.76       (0.67)             --          --

1994- Class A shares          14.64     0.73    (1.51)         --                 (0.78)      (0.73)            (0.05)       --

For the Period July 20, 1993 (d) through October 31,
1993- Class A shares          14.32     0.22     0.32          --                  0.54       (0.22)             --          --





                                  Distributions to shareholders

                                  ----------------------------------------



                               In excess of

                               net realized                                     Net

                                 gain on                                     increase

                                investment,        From        Total        (decrease)   Net asset

                                option and         paid    distributions      in net      value at

                                  futures           in          to            asset        end of

                               transactions      capital   shareholders       value        period


------------------------------------------------------------------------------------------------------------------------------------


                                                       MUNICIPAL INCOME FUND

For the Years Ended October 31,

1996- Class A shares              --               --        $(0.65)          $0.20       $14.37

1996- Class B shares /(c)/        --               --         (0.27)           0.34        14.37

1995- Class A shares              --               --         (0.67)           1.09        14.17

1994- Class A shares              --               --         (0.78)          (1.56)       13.08

For the Period July 20, 1993
1993- Class A shares              --               --         (0.22)           0.32        14.64



                                                                                         Ratio of

                                                                          Ratio of         net

                                                                             net        investment

                                                                          expenses        income      Portfolio

                                                          Total          to average     to average     turnover

                                                          return /(b/)   net assets     net assets    rate /(h)/


------------------------------------------------------------------------------------------------------------------------------------


                                                       MUNICIPAL INCOME FUND

For the Years Ended October 31,

1996- Class A shares                                       6.13%          0.85%           4.58%       344.13%

1996- Class B shares /(c)/                                 4.40 /(g)/     1.60 /(e)/      3.55 /(e)/  344.13

1995- Class A shares                                       13.79          0.76            4.93        335.55

1994- Class A shares                                       (5.51)         0.45            5.28        357.54

For the Period July 20, 1993 (d) through October 31,
1993- Class A shares                                       3.73 /(g)/    0.00 /(e)/      5.15 /(e)/   99.99 /(g)/



                                                                             Ratios assuming
                                                                            no voluntary waiver
                                                                                of fees or
                                                                            expense limitations
                                                                           ---------------------

                                                               Net                         Ratio of
                                                              assets                         net
                                                              at end       Ratio of       investment
                                                               of          expenses         income
                                                              period      to average      to average
                                                             (in 000s)    net assets      net assets
------------------------------------------------------------------------------------------------------------

                                                       MUNICIPAL INCOME FUND

For the Years Ended October 31,

1996- Class A shares                                          $52,267        1.55%           3.88%
1996- Class B shares /(c)/                                        255        2.05 /(e)/      3.10 /(e)/
1995- Class A shares                                           53,797        1.49            4.20
1994- Class A shares                                           47,373        1.55            4.18
For the Period July 20, 1993 (d) through October 31,
1993- Class A shares                                           30,166        2.42 /(e)/      2.73 /(e)/


---------------
(a) Includes the balancing effect of calculating per share amounts.
(b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of period and no sales charge. Total return would be reduced if a sales charge for Class A shares or a contingent deferred sales charge for Class B shares were taken into account.
(c) Class B shares commenced operations on May 1, 1996.
(d) Commencement of operations.
(e) Annualized.
(f) Institutional shares commenced operations on June 1, 1995.
(g) Not annualized.
(h) Includes the effect of mortgage dollar roll transactions for the Government Income Fund.
--------------------------------------------------------------------------------

  The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
Report of Independent Public Accountants


--------------------------------------------------------------------------------
To the Shareholders and Board of Trustees of the Goldman Sachs Government Income Fund, Goldman Sachs Global Income Fund and Goldman Sachs Municipal Income Fund:

  We have audited the accompanying statements of assets and liabilities of the Goldman Sachs Government Income Fund, Goldman Sachs Global Income Fund and Goldman Sachs Municipal Income Fund (portfolios of Goldman Sachs Trust, a Massachusetts Business Trust), including the statements of investments, as of October 31, 1996, and the related statements of operations, the statements of changes in net assets and the financial highlights for each of the periods presented. These financial statements and the financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of the Goldman Sachs Government Income Fund, Goldman Sachs Global Income Fund and Goldman Sachs Municipal Income Fund as of October 31, 1996, the results of their operations and the changes in their net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                                          Arthur Andersen LLP

Boston, Massachusetts
December 12, 1996


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------


















--------------------------------------------------------------------------------
This Annual Report is authorized for distribution to prospective investors only when preceded or accompanied by a Goldman Sachs Trust Prospectus which contains facts concerning the Fund's objectives and policies, management, expenses and other information.
--------------------------------------------------------------------------------

================================================================================


Goldman Sachs
1 New York Plaza
New York, NY 10004

Trustees
Ashok N. Bakhru, Chairman
David B. Ford
Douglas C. Grip
Alan A. Shuch
Jackson W. Smart, Jr.
William H. Springer
Richard P. Strubel

Officers
Douglas C. Grip, President
John W. Mosior, Vice President
Nancy L. Mucker, Vice President
Pauline Taylor, Vice President
Scott M. Gilman, Treasurer
John M. Perlowski, Assistant Treasurer
Michael J. Richman, Secretary
Howard B. Surloff, Assistant Secretary

Goldman Sachs
Investment Adviser, Administrator,
Distributor and Transfer Agent

The Goldman Sachs

Fixed Income Funds

-------------------------------------

Annual Report
October 31, 1996



Goldman Sachs Government Income Fund
Goldman Sachs Global Income Fund
Goldman Sachs Municipal Income Fund


[LOGO OF GOLDMAN SACHS APPEARS HERE]

================================================================================

Goldman Sachs
1 New York Plaza
New York, NY  10004



Trustees
Ashok N. Bakhru, Chairman
David B. Ford
Douglas C. Grip
Alan A. Shuch
Jackson W. Smart, Jr.
William H. Springer
Richard P. Strubel

Officers
Douglas C. Grip, President
John W. Mosior, Vice President
Nancy L. Mucker, Vice President
Pauline Taylor, Vice President
Scott M. Gilman, Treasurer
John M. Perlowski, Assistant Treasurer
Michael J. Richman, Secretary
Howard B. Surloff, Assistant Secretary



Goldman Sachs
Investment Adviser, Administrator,
Distributor and Transfer Agent



The Goldman Sachs

Fixed Income Funds

-------------------------

Annual Report
October 31, 1996




Goldman Sachs Government Income Fund
Goldman Sachs Global Income Fund
Goldman Sachs Municipal Income Fund




[GOLDMAN SACHS LOGO APPEARS HERE]

================================================================================

                                   APPENDIX A

           DESCRIPTION OF BOND RATINGS, INCLUDING MUNICIPAL BONDS/1/

                        MOODY'S INVESTORS SERVICE, INC.


     AAA: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     AA: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     BAA: Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     BA: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

----------

   /1/ The rating systems described herein are believed to be the most recent ratings systems available from Moody's Investors Service, Inc. and Standard & Poor's Ratings Group at the date of this Additional Statement for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which will be given to these securities on the date of a Fund's fiscal year end.


                                      1-A

     B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     CAA: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     CA: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     UNRATED: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

     Should no rating be assigned, the reason may be one of the following:

     1.   An application for rating was not received or accepted.

     2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

     3.   There is a lack of essential data pertaining to the issue or issuer.

     4. The issuer was privately placed, in which case the rating is not published in Moody's publications.

     Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

     NOTE: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designed by the symbols Aa1, A1, Baa1 and B1.


     Moody's also provides credit ratings for commercial paper. These are promissory obligations (1) not having an original maturity in excess of nine months, and (2) backed by commercial banks. Notes bearing the designation P-1 have a superior capacity for repayment. Notes bearing the designation P-2 have a strong capacity for repayment.

                                      2-A

                 Description of Ratings of State and Municipal
                               Commercial Paper
                 ---------------------------------------------

                        MOODY'S INVESTORS SERVICE, INC.

          Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity in excess of nine months. Moody's two highest commercial paper rating categories are as follows:

     PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

          -    Leading market positions in well established industries.

          -    High rates of return on funds employed.

          - Conservative capitalization structures with moderate reliance on debt and ample asset protection.

          - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

          - Well established access to a range of financial markets and assured sources of alternate liquidity.

     PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

                        STANDARD & POOR'S RATINGS GROUP

     AAA: Bonds and debt rated AAA have the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

                                      3-A

     AA: Bonds and debt rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.

     A: Bonds and debt rated A have a very strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB: Bonds and debt rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

     BB, B, CCC, CC, C: Bonds and debt rated BB, B, CCC, CC and C are regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties of major risk exposures to adverse conditions.

     BB: Bonds and debt rated BB have less near-term vulnerability to default than other speculative issues. However, such securities face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for bonds that are subordinated to senior debt assigned an actual or implied BBB- rating.

     B:   Bonds and debt rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

     The B rating category is also used for bonds that are subordinated to senior debt assigned an actual or implied BB or BB-rating.

     CCC: Bonds and debt rated CCC have currently identifiable vulnerability to default, and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, such securities are not likely to have the capacity to pay interest and repay principal.

     The CCC rating category is also used for bonds that are subordinated to senior debt assigned an actual or implied B or B-rating.

                                      4-A

     CC: The rating CC is typically applied to bonds and debt that are subordinated to senior debt assigned an actual or implied CCC rating.

     C: The rating C is typically applied to bonds and debt that are subordinated to senior debt assigned an actual or implied CCC-debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

     C1: The rating C1 is reserved for income bonds on which no interest is being paid.

     D: Bonds and debt rated D are in default and payment of interest and/or repayment of principal is in arrears. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

     PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     N.R.:  Not rated.

     Notes: Bonds which are unrated expose the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower-rated speculative obligations. The Fund is dependent on the Investment Adviser's judgment, analysis and experience in the evaluation of such bonds.

     Investors should note that credit factors affecting high yield, fixed income securities change quickly and the assignment of a rating to a particular bond by a rating service may not reflect the effect of recent developments on the issuer's ability to make interest and principal payments.

     S&P's top ratings for notes issued after July 29, 1984 are SP-1 and SP-2. The designation SP-1 indicates a very strong capacity to pay principal and interest. A plus sign (+) is added for those issues determined to possess overwhelming safety characteristics. An SP-2 designation indicates a satisfactory capacity to pay principal and interest.

     Commercial paper rated A by S&P is regarded as having the greatest capacity for timely payment. Commercial paper rated A-1 is described as having an overwhelming or very strong degree of safety regarding timely payment. Commercial Paper rated A-2 by Standard & Poor's is described as having a strong degree of safety regarding timely payment.

                                      5-A

                        STANDARD & POOR'S RATINGS GROUP

          A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Standard & Poor's two highest commercial paper rating categories are as follows:

          A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

          A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

          A-3: Issued carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable t the adverse effects of changes in circumstances than obligations carrying the higher designations.

          B:    Issues rated B are regarded as having only speculative capacity for timely payment.

          C:    This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

          D:    Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period.

                         FITCH INVESTORS SERVICE, L.P.

Bond Ratings
------------

          The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer's future financial strength and credit quality.

          AAA: Bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

          AA: Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories

                                      6-A
are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

          A: Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

          BBB: Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

          BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

          B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

          CCC: Bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

          CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

          C:  Bonds are in imminent default in payment of interest or principal.

          DDD, DD, AND D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

          PLUS (+) AND MINUS (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA, DDD, DD, or D Categories.

                                      7-A

Investment Grade Short-Term Ratings
-----------------------------------

          Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2: Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

F-S: Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D: Default. Issues assigned this rating are in actual or imminent payment default.

LOC: The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.

                                      8-A

                                 DUFF & PHELPS
                                 -------------

Long-Term Debt and Preferred Stock
----------------------------------

          AAA: Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

          AA+, AA, AA-: High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

          BBB+, BBB, BBB-: Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

          BB+, BB, BB-: Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

          B+, B, B-: Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

          CCC: Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

Commercial Paper/Certificates of Deposits
-----------------------------------------

DUFF 1 PLUS:   Highest certainty of timely payment.  Short-term liquidity including internal operating factors and/or ready access to alternative sources of funds, is clearly outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

DUFF 1: Very high certainty of timely payment. Liquidity factors are excellent and supported by strong fundamental protection factors. Risk factors are minor.

DUFF 1 MINUS:  High certainty of timely payment.  Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

                                      9-A

DUFF 2: Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

DUFF 3: Satisfactory liquidity and other protection factors qualify issues as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

DUFF 4: Speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

DUFF 5: Issuer failed to meet scheduled principal and/or interest payments.

Notes: Bonds which are unrated may expose the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower-rated bonds. The Fund is dependent on the Investment Adviser's judgment, analysis and experience in the evaluation of such bonds.

          Investors should note that the assignment of a rating to a bond by a rating service may not reflect the effect of recent developments on the issuer's ability to make interest and principal payments.


              Description of Ratings of State and Municipal Notes
              ---------------------------------------------------

                        MOODY'S INVESTORS SERVICE, INC.

     Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade ("MIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk, long-term secular trends for example, may be less important over the short run. Symbols used will be as follows:

     MIG-1/VMIG-1: This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing.

                                      10-A

     MIG-2/VMIG-2: This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

     MIG-3/VMIG-3: This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

     MIG-4/VMIG-4: This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

     SG: This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

                        STANDARD & POOR'S RATINGS GROUP

     A Standard & Poor's note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

- Amortization schedule (the larger the final maturity relative to other maturities the more likely it will be treated as a note).

- Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

Note rating symbols are as follows:

SP-1: Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2: Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3:     Speculative capacity to pay principal and interest.

                                      11-A

                                   APPENDIX B

                  BUSINESS PRINCIPLES OF GOLDMAN, SACHS & CO.

     Goldman Sachs is noted for its Business Principles, which guide all of the firm's activities and serve as the basis for its distinguished reputation among investors worldwide.

     OUR CLIENT'S INTERESTS ALWAYS COME FIRST. Our experience shows that if we serve our clients well, our own success will follow.

     OUR ASSETS ARE OUR PEOPLE, CAPITAL AND REPUTATION. If any of these assets diminish, reputation is the most difficult to restore. We are dedicated to complying fully with the letter and spirit of the laws, rules and ethical principles that govern us. Our continued success depends upon unswerving adherence to this standard.

     WE TAKE GREAT PRIDE IN THE PROFESSIONAL QUALITY OF OUR WORK. We have an uncompromising determination to achieve excellence in everything we undertake. Though we may be involved in a wide variety and heavy volume of activity, we would, if it came to a choice, rather be best than biggest.

     WE STRESS CREATIVITY AND IMAGINATION IN EVERYTHING WE DO. While recognizing that the old way may still be the best way, we constantly strive to find a better solution to a client's problems. We pride ourselves on having pioneered many of the practices and techniques that have become standard in the industry.

     WE STRESS TEAMWORK IN EVERYTHING WE DO . While individual creativity is always encouraged, we have found that team effort often produces the best results. We have no room for those who put their personal interests ahead of the interests of the firm and its clients.

     INTEGRITY AND HONESTY ARE THE HEART OF OUR BUSINESS. We expect our people to maintain high ethical standards in everything they do, both in their work for the firm and in their personal lives.

                                      1-B

GOLDMAN, SACHS & CO.'S INVESTMENT BANKING AND SECURITIES ACTIVITIES

Goldman, Sachs & Co. is a leading global investment banking and securities firm with a number of distinguishing characteristics.


 .    Privately owned and ranked among Wall Street's best capitalized firms, with partners' capital of approximately $5.3 billion as of November 29, 1996.

 .    Thirty-four offices worldwide where professionals focus on identifying financial opportunities.

 .    The number one underwriter of all international equity issues for 1993,
     1994 and 1995.*

 .    Premier lead manager of negotiated municipal bond offerings over the past six years (1990-1995).

 .    The number one lead manager of U.S. common stock offerings from (1989-
     1995).*



*    Source: Securities Data Corporation. Ranking excludes REITS, Trusts and
     -----------------------------------
     Rights.

                                      2-B

GOLDMAN, SACHS & CO.'S HISTORY OF EXCELLENCE

1865      End of Civil War

1869      Marcus Goldman opens Goldman Sachs for business

1890      Dow Jones Industrial Average first published

1896      Goldman Sachs joins New York Stock Exchange

1906      Dow Jones Industrial Average tops 100

1925 Goldman Sachs finances Warner Brothers, producer of the first talking film

1956 Goldman Sachs co-manages Ford's public offering, the largest to date

1972      Dow Jones Industrial Average breaks 1000

1986      Goldman Sachs takes Microsoft public

1991 Provides advisory services for the largest privatization in the region of the sale of Telefonos de Mexico

1995      Dow Jones Industrial Average breaks 5000

1996      Goldman Sachs takes Deutsche Telekom public

          Dow Jones Industrial Average breaks 6000

1997      Dow Jones Industrial Average breaks 7000

                                      3-B

Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration becomes effective. This Statement of Additional Information does not constitute a prospectus.

                     SUBJECT TO COMPLETION -- JULY 13, 1997

                        GOLDMAN SACHS MONEY MARKET FUNDS
                   GOLDMAN SACHS--INSTITUTIONAL LIQUID ASSETS
                                4900 Sears Tower
                            Chicago, Illinois 60606

________________________________________________________________________________

             STATEMENT OF ADDITIONAL INFORMATION -- _______, 1997
                               ILA SERVICE UNITS
                               ILA CLASS B UNITS

                               ILA CLASS C UNITS
________________________________________________________________________________

Goldman Sachs Trust(the "Trust") is an open-end management investment company (or mutual fund) which includes the Goldman Sachs - Institutional Liquid Assets portfolios. This Statement of Additional Information relates solely to the offering of ILA Class B Units and Class C Units of Prime Obligations Portfolio and ILA Service Units of:

Prime Obligations Portfolio;
Money Market Portfolio;
Treasury Obligations Portfolio;
Treasury Instruments Portfolio;
Government Portfolio;
Federal Portfolio;
Tax-Exempt Diversified Portfolio;
Tax-Exempt California Portfolio; and
Tax-Exempt New York Portfolio (individually, a "Portfolio" and collectively the "Portfolios").


Goldman Sachs Asset Management ("GSAM" or the "Adviser"), a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as the Portfolios' investment adviser. Goldman Sachs serves as distributor and transfer agent to the Portfolios.

The Goldman Sachs Funds offer banks, corporate cash managers, investment advisers and other institutional investors a family of professionally-managed mutual funds, including money market, fixed income and equity funds, and a range of related services. All products are designed to provide clients with the benefit of the expertise of GSAM and its affiliates in security selection, asset allocation, portfolio construction and day-to-day management.

The hallmark of the Goldman Sachs Funds is personalized service, which reflects the priority that Goldman Sachs places on serving clients' interests. As Goldman Sachs clients, Service Organizations, as defined below, will be assigned an Account

Administrator ("AA"), who is ready to help with questions concerning their accounts. During business hours, Service Organizations can call their AA through a toll-free number to place purchase or redemption orders or to obtain Portfolio and account information. The AA can also answer inquiries about rates of return and portfolio composition/ holdings, and guide Service Organizations through operational details. A Goldman Sachs client can also utilize the SMART personal computer software system which allows Service Organizations to purchase and redeem units and also obtain Portfolio and account information directly.

This Statement of Additional Information is not a prospectus and should be read in conjunction with each Prospectus relating to the ILA Service Units, ILA Class B Units and ILA Class C Units each dated ___, 1997, as amended and supplemented from time to time. A copy of each Prospectus may be obtained without charge from Service Organizations, as defined herein, or by calling Goldman, Sachs & Co. at 800-621-2550 or by writing Goldman, Sachs & Co., 4900 Sears Tower, Chicago, Illinois 60606.

                               TABLE OF CONTENTS

                                     Page in
                                   Statement of
                                    Additional
                                   Information
                                   ------------

Investment Policies and
Practices of the Portfolios......             4

Investment Limitations...........            43

Trustees and Officers............            46

The Adviser, Distributor and
Transfer Agent...................            52

Portfolio Transactions...........            58

Net Asset Value..................            60

Redemptions......................            62

Calculation of Yield Quotations..            62

Tax Information..................            67

Organization and Capitalization..            73

Custodian and Subcustodian.......            79

Independent Accountants..........            79

Financial Statements.............            79

Service and Distribution Plans...            80

Appendix A (Description of
Securities Ratings)..............           A-1

                       INVESTMENT POLICIES AND PRACTICES
                               OF THE PORTFOLIOS


     The following discussion elaborates on the description of each Portfolio's investment policies and practices contained in the Prospectus:

U.S. GOVERNMENT SECURITIES

     Each Portfolio may invest in separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury. The principal and interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS"). Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently.

CUSTODIAL RECEIPTS

     Each Portfolio (other than Treasury Obligations Portfolio, Treasury Instruments Portfolio, Federal Portfolio and Government Portfolio) may also acquire custodial receipts that evidence owner ship of future interest payments, principal payments or both on certain U.S. Government notes or bonds. Such notes and bonds are held in custody by a bank on behalf of the owners. These custodial receipts are known by various names, including "Treasury Receipts," "Treasury Investors Growth Receipts" ("TIGR's"), and "Certificates of Accrual on Treasury Securities" ("CATS"). Although custodial receipts are not considered U.S. Government Securities for certain securities law purposes, they are indirectly issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities.

BANK AND CORPORATE OBLIGATIONS

     Each Portfolio (other than Treasury Obligations Portfolio, Government Portfolio, Federal Portfolio and Treasury Instruments Portfolio) may invest in commercial paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations, and finance companies. The commercial paper purchased by the Portfolios consists of direct U.S. dollar denominated obligations of domestic or, in the case of Money Market Portfolio, foreign issuers. Bank obligations in which the Portfolios may invest include certificates of deposit, bankers' acceptances, fixed time deposits and bank notes. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return.

     Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. Bank notes and bankers' acceptances rank junior to domestic deposit liabilities of the bank and pari passu with other senior, unsecured obligations of the bank. Bank notes are not insured by the Federal Deposit Insurance Corporation or any other insurer. Deposit notes are insured by the Federal Deposit Insurance Corporation only to the extent of $100,000 per depositor per bank.

     The Prime Obligations Portfolio and Money Market Portfolio may invest in short-term funding agreements. A funding agreement is a contract between an issuer and a purchaser that obligates the issuer to pay a guaranteed rate of interest on a principal sum deposited by the purchaser. Funding agreements will also guarantee the return of principal and may guarantee a stream of payments over time. A funding agreement has a fixed maturity date and may have either a fixed or variable interest rate that is based on an index and guaranteed for a set time period. Because there is no secondary market for these investments, any such funding agreement purchased by a Portfolio will be regarded as illiquid.

REPURCHASE AGREEMENTS

     Each Portfolio (other than the Treasury Instruments Portfolio) may enter into repurchase agreements only with primary dealers in U.S. Government Securities. A repurchase agreement is an arrangement under which the purchaser (i.e., the Portfolio) purchases a U.S. Government security or other high quality short-term debt obligation (the "Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price.

     Custody of the Obligation will be maintained by the Portfolios' custodian or subcustodian. The repurchase price may be higher than the purchase price, the difference being income to the Portfolio, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Portfolio together with the repurchase price on repurchase. In either case, the income to the Portfolio is unrelated to the interest rate on the Obligation subject to the repurchase agreement.

     Repurchase agreements pose certain risks for all entities, including the Portfolios, that utilize them. Such risks are not unique to the Portfolios but are inherent in repurchase agreements. The Portfolios seek to minimize such risks by, among others, the means indicated below, but because of the inherent legal uncertainties involved in repurchase agreements, such risks cannot be eliminated.

     For purposes of the Investment Company Act of 1940, as amended (the "Investment Company Act"), and generally, for tax purposes, a repurchase agreement is deemed to be a loan from the Portfolio to the seller of the Obligation. It is not clear whether for other purposes a court would consider the Obligation purchased by the Portfolio subject to a repurchase agreement as being owned by the Portfolio or as being collateral for a loan by the Portfolio to the seller.

     If in the event of bankruptcy or insolvency proceedings against the seller of the Obligation, a court holds that the Portfolio does not have a perfected security interest in the Obligation, the Portfolio may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Portfolio would be at risk of losing some or all of the principal and income involved in the transaction. To minimize this risk, the Portfolios utilize custodians and subcustodians that the Adviser believes follow cus tomary securities industry practice with respect to repurchase agreements, and the Adviser analyzes the creditworthiness of the obligor, in this case the seller of the Obligation. But because of the legal uncertainties, this risk, like others associated with repurchase agreements, cannot be eliminated.

     Also, in the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, a Portfolio may encounter delay and incur costs
before being able to sell the security.   Such a delay may involve loss of
interest or a decline in price of the Obligation.

     Apart from risks associated with bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. However, if the market value of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including accrued interest), the Portfolio will direct the seller of the Obligation to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price.

     Certain repurchase agreements which mature in more than seven days can be liquidated before the nominal fixed term on seven days or less notice. Such repurchase agreements will be regarded as liquid instruments.

     In addition, each Portfolio (other than the Treasury Instruments Portfolio), together with other registered investment companies having advisory agreements with the Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

FOREIGN SECURITIES

     The Money Market Portfolio may invest in foreign securities and in certificates of deposit, bankers' acceptances and fixed time deposits and other obligations issued by major foreign banks, foreign branches of U.S. banks, U.S. branches of foreign banks and foreign branches of foreign banks. The Tax-Exempt Diversified, Tax-Exempt California and Tax-Exempt New York Portfolios may also invest in municipal instruments backed by letters of credit issued by certain of such banks. Under current Securities and Exchange Commission ("SEC") rules relating to the use of the amortized cost method of portfolio securities valuation, the Money Market Portfolio is restricted to purchasing U.S. dollar denominated securities, but it is not otherwise precluded from purchasing secu rities of foreign issuers.

     Investments in foreign securities and bank obligations may involve considerations different from investments in domestic securities due to limited publicly available information; non-uniform accounting standards; the possible imposition of with holding or confiscatory taxes; the possible adoption of foreign governmental restrictions affecting the payment of principal and interest; expropriation; or other adverse political or economic developments.
In addition, it may be more difficult to obtain and enforce a judgment against a foreign issuer or a foreign branch of a domestic bank.

ASSET-BACKED AND RECEIVABLES-BACKED SECURITIES

     The Prime Obligations and Money Market Portfolios may invest in asset-backed and receivables-backed securities. Asset-backed and receivables-backed securities represent participations in, or are secured by and payable from, pools of assets such as motor vehicle installment sale contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements, corporate receivables and other categories of receivables. Such asset pools are securitized through the use of privately-formed trusts or special purpose vehicles. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution or other credit enhancements may be present. The value of a Portfolio's investments in asset-backed and receivables-backed securities may be adversely affected by prepayment of the underlying obligations. In addition, the risk of prepayment may cause the value of these investments to be more volatile than a Portfolio's other investments.

     Through the use of trusts and special purpose corporations, various types of assets, including automobile loans, computer leases, trade receivables and credit card receivables, are being securitized in pass-through structures similar to the mortgage pass-through structures. Consistent with their respective investment objectives and policies, the Portfolios may invest in these and other types of asset-backed securities that may be developed in the future. This Statement of Additional Information will be amended or supplemented as necessary to reflect the Prime Obligations and Money Market Portfolios' intention to invest in asset-backed securities with characteristics that are materially different from the securities described in the preceding paragraph. However, a Portfolio will generally not invest in an asset-backed security if the income received with respect to its investment constitutes rental income or other income not treated as qualifying income under the 90% test described in "Tax Information" below. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments in response to interest rate fluctuations.

     As set forth below, several types of asset-backed and receivables-backed securities have already been offered to investors, including for example, Certificates for Automobile Receivables/sm/ ("CARS/sm/") and interests in pools of credit card receivables. CARS/sm/ represent undivided fractional interests in a trust ("CAR Trust") whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARS/sm/ are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the CAR Trust. An investor's return on CARS/sm/ may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the CAR Trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

     Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

     Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor or servicer. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transactions or through a combination of such approaches. The degree of credit support provided for each issue is generally based on historical information reflecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the value of or return on an investment in such a security.

     The availability of asset-backed securities may be affected by legislative or regulatory developments. It is possible that such developments could require the Prime Obligations and Money Market Portfolios to dispose of any then existing holdings of such securities.

FORWARD COMMITMENTS AND WHEN-ISSUED SECURITIES

     Each Portfolio may purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis. These transactions involve a commitment by the Portfolio to purchase or sell securities at a future date.
The price of the un derlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment trans-actions are negotiated directly with the other party, and such commitments are not traded on exchanges, but may be traded over-the-counter.

     A Portfolio will purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities.
If deemed advisable as a matter of investment strategy, however, a Portfolio may dispose of or negotiate a commitment after entering into it. A Portfolio also may sell securities it has committed to purchase before those securities are delivered to the Portfolio on the settlement date. The Portfolio may realize a capital gain or loss in connection with these transactions; distributions from any net capital gains would be taxable to its unitholders. For purposes of determining a Portfolio's average dollar weighted maturity, the maturity of when-issued or forward commitment securities will be calculated from the commitment date.

     When a Portfolio purchases securities on a when-issued or forward commitment basis, the Portfolio's custodian or subcustodian will maintain in a segregated account cash or liquid assets having a value (determined daily) at least equal to the amount of the Portfolio's purchase commitments. In the case of a forward commitment to sell portfolio securities subject to such commitment, the custodian or subcustodian will hold the portfolio securities in a segregated account while the commitment is outstanding. These procedures are designed to ensure that the Portfolio will maintain sufficient assets at all times to cover its obligations under when-issued purchases and forward commitments.

VARIABLE AMOUNT MASTER DEMAND NOTES

     Each Portfolio (other than the Treasury Obligations, Federal and Treasury Instruments Portfolios) may purchase variable amount master demand notes. These obligations permit the investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements between a Portfolio, as lender, and the borrower. Variable amount master demand notes are direct lending arrangements between the lender and borrower and are not generally transferable, nor are they ordinarily rated. A Portfolio may invest in them only if the Adviser believes that the notes are of comparable quality to the other obligations in which that Portfolio may invest.

VARIABLE RATE AND FLOATING RATE DEMAND INSTRUMENTS

     Each Portfolio (other than the Treasury Obligations, Federal and Treasury Instruments Portfolios) may purchase variable and floating rate demand instruments that are tax exempt municipal obligations or other debt securities that possess a floating or variable interest rate adjustment formula. These instruments permit a Portfolio to demand payment of the principal balance plus unpaid accrued interest upon a specified number of days' notice to the issuer or its agent. The demand feature may be backed by a bank letter of credit or guarantee issued with respect to such instrument.

     The terms of the variable or floating rate demand instruments that a Portfolio may purchase provide that interest rates are adjustable at intervals ranging from daily up to six months, and the adjustments are based upon current market levels, the prime rate of a bank or other appropriate interest rate adjustment index as provided in the respective instruments. Some of these instruments are payable on demand on a daily basis or on not more than seven
days' notice.   Others, such as instruments with quarterly or semiannual
interest rate adjustments, may be put back to the issuer on designated days on not more than thirty days' notice. Still others are automatically called by the issuer unless the Portfolio instructs otherwise. The Trust, on behalf of the Portfolios, intends to exercise the demand only (1) upon a default under the terms of the debt security, (2) as needed to provide liquidity to a Portfolio,
(3) to maintain the respective quality standards of a Portfolio's investment portfolio, or (4) to attain a more optimal portfolio structure. A Portfolio will determine the variable or floating rate demand instruments that it will purchase in accordance with procedures approved by the Trustees to minimize credit risks. To be eligible for purchase by a Portfolio, a variable or floating rate demand instrument which is unrated must have high quality characteristics similar to other obligations in which the Portfolio may invest. The Adviser may determine that an unrated variable or floating rate demand instrument meets a Portfolio's quality criteria by reason of being backed by a letter of credit or guarantee issued by a bank that meets the quality criteria for the Portfolio. Thus, either the credit of the issuer of the obligation or the guarantor bank or both will meet the quality standards of the Portfolio.

     The maturity of the variable or floating rate demand instruments held by a Portfolio will ordinarily be deemed to be the longer of (1) the notice period required before the Portfolio is entitled to receive payment of the principal amount of the instrument or (2) the period remaining until the instrument's next interest rate adjustment. The acquisition of variable or floating rate demand notes for a Portfolio must also meet the requirements of rules issued by the SEC applicable to the use of the amortized cost method of securities valuation. The Portfolios will also consider the liquidity of the market for variable and floating rate instruments, and in the event that such instruments are illiquid, the Portfolios' investments in such instruments will be subject to the limitation on illiquid investments.

     A Portfolio (other than Treasury Obligations Portfolio, Treasury Instruments Portfolio, Government Portfolio and Federal Portfolio) may invest in participation interests in variable or floating rate tax-exempt obligations held by financial institutions (usually commercial banks). Such participation interests provide the Portfolio with a specific undivided interest (up to 100%) in the underlying obligation and the right to demand payment of its proportional interest in the unpaid principal balance plus accrued interest from the financial institution upon a specific number of day's notice. In addition, the participation interest generally is backed by an irrevocable letter of credit or guarantee from the institution. The financial institution usually is entitled to a fee for servicing the obligation and providing the letter of credit.

RESTRICTED AND OTHER ILLIQUID SECURITIES

     A Portfolio may purchase securities that are not registered ("restricted securities") under the Securities Act of 1933 (the "1933 Act"), including restricted securities that can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act. However, a Portfolio will not invest more than 10% of the value of its net assets in securities which are illiquid, which includes fixed time deposits and repurchase agreements maturing in more than seven days that cannot be traded on a secondary market and restricted securities, unless, in the case of restricted securities, the Trust's Board of Trustees determines, based upon a continuing review of the trading markets for the specific restricted security, that such restricted securities are liquid. The Board of Trustees may adopt guidelines and delegate to the Adviser the daily function of determining and monitoring liquidity of restricted securities. The Board, however, will retain sufficient oversight and be ultimately responsible for the determinations. Since it is not possible to predict with assurance that the market for securities eligible for resale under Rule 144A will continue to be liquid, the Board will carefully monitor each Portfolio's investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in a Portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities.

MUNICIPAL OBLIGATIONS

     The Prime Obligations, Money Market, Tax-Exempt Diversified, Tax-Exempt California and Tax-Exempt New York Portfolios may invest in municipal obligations. Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities and the District of Columbia to obtain funds for various public purposes. The interest on most of these obligations is generally exempt from regular federal income tax. The two principal classifications of municipal obligations are "notes" and "bonds".

     Notes.   Municipal notes are generally used to provide for short-term capital needs and generally have maturities of one year or less. Municipal notes include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue an ticipation notes, construction loan notes, tax-exempt commercial paper and certain receipts for municipal obligations.

     Tax anticipation notes are sold to finance working capital needs of municipalities. They are generally payable from specific tax revenues expected to be received at a future date. They are frequently general obligations of the issuer, secured by the taxing power for payment of principal and interest. Revenue anticipation notes are issued in expectation of receipt of other types of revenue such as federal or state aid. Tax anticipation notes and revenue anticipation notes are generally issued in anticipation of various seasonal revenues such as income, sales, use, and business taxes. Bond anticipation notes are sold to provide interim financing in anticipation of long-term financing in the market. In most cases, these monies provide for the repayment of the notes. Tax-exempt commercial paper consists of short-term unsecured promissory notes issued by a state or local government or an authority or agency thereof. The Portfolios which invest in municipal obligations may also acquire securities in the form of custodial receipts which evidence ownership of future interest payments, principal payments or both on certain state and local governmental and authority obligations when, in the opinion of bond counsel, interest payments with respect to such custodial receipts are excluded from gross income for federal income tax purposes, and in the case of the Tax-Exempt California and Tax-Exempt New York Portfolios, exempt from California and New York (city and state) personal income taxes, respectively. Such obligations are held in custody by a bank on behalf of the holders of the receipts. These custodial receipts are known by various names, including "Municipal Receipts" ("MRs") and "Municipal Certificates of Accrual on Tax-Exempt Securities" ("M-CATS"). There are a number of other types of notes issued for different purposes and secured differently from those described above.

     Bonds. Municipal bonds, which generally meet longer term capital needs and have maturities of more than one year when issued, have two principal classifications, "general obligation" bonds and "revenue" bonds.

     General obligation bonds are issued by entities such as states, counties, cities, towns and regional districts and are used to fund a wide range of public projects including the construction or improvement of schools, highways and
roads, water and sewer systems and a variety of other public purposes.   The
basic security of general obligation bonds is the issuer's pledge of its faith, credit, and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to rate or amount or special assessments.

     Revenue bonds have been issued to fund a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. The principal security for a revenue bond is generally the net revenues derived from a particular facility or group of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Although the principal security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund whose monies may also be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security including partially or fully insured, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. In addition to a debt service reserve fund, some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund. Lease rental revenue bonds issued by a state or local authority for capital projects are secured by annual lease rental payments from the state or locality to the authority sufficient to cover debt service on the authority's obligations.

     Private activity bonds (a term that includes certain types of bonds the proceeds of which are used to a specified extent for the benefit of persons other than governmental units), although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality but are secured by the revenues of the authority derived from payments by the industrial user. The Tax-Exempt Diversified Portfolio and the Tax-Exempt California Portfolio do not intend to invest in private activity bonds if the interest from such bonds would be an item of tax preference to unitholders under the federal alternative minimum tax.

     Municipal bonds with a series of maturity dates are called serial bonds. The serial bonds which the Portfolios may purchase are limited to short-term serial bonds---those with original or remaining maturities of thirteen months or less. The Portfolios may purchase long-term bonds provided that they have a remaining maturity of thirteen months or less or, in the case of bonds called for redemption, the date on which the redemption payment must be made is within thirteen months. The Portfolios may also purchase long-term bonds (sometimes referred to as "Put Bonds"), which are subject to a Portfolio's commitment to put the bond back to the issuer at par at a designated time within thirteen months and the issuer's commitment to so purchase the bond at such price and time.

     The Portfolios which invest in municipal obligations may invest in tender option bonds. A tender option bond is a municipal obligation (generally held pursuant to a custodian arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates. The bond is typically issued in conjunction with the agreement of a third party, such as a bank, broker-dealer or other financial institutions, pursuant to which such institution grants the security holder the option, at periodic intervals, to tender its securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the bond, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. However, an institution will not be obligated to accept tendered bonds in the event of certain defaults by, or a significant downgrading in the credit rating assigned to, the issuer of the bond.

     The tender option will be taken into consideration in determining the maturity of tender option bonds and the average portfolio maturity of a Portfolio. The liquidity of a tender option bond is a function of the credit quality of both the bond issuer and the financial institution providing liquidity. Consequently, tender option bonds are deemed to be liquid unless, in the opinion of the Adviser, the credit quality of the bond issuer and the financial institution is deemed, in light of the relevant Portfolio's credit quality requirements, to be inadequate.

     Although the Tax-Exempt Diversified, Tax-Exempt California and Tax-Exempt New York Portfolios intend to invest in tender option bonds the interest on which will, in the opinion of counsel for the issuer and sponsor or counsel selected by the Adviser, be excluded from gross income for federal income tax purposes, there is no assurance that the Internal Revenue Service will agree with such counsel's opinion in any particular case. Consequently, there is a risk that a Portfolio will not be considered the owner of such tender option bonds and thus will not be entitled to treat such interest as exempt from such tax. A similar risk exists for certain other investments subject to puts or similar rights. Additionally, the federal income tax treatment of certain other aspects of these investments, including the proper tax treatment of tender options and the associated fees, in relation to various regulated investment company tax provisions is unclear. The Tax-Exempt Diversified, Tax-Exempt California and Tax-Exempt New York Portfolios intend to manage their respective portfolios in a manner designed to eliminate or minimize any adverse impact from the tax rules applicable to these investments.

     In addition to general obligation bonds, revenue bonds and serial bonds, there are a variety of hybrid and special types of municipal obligations as well as numerous differences in the security of municipal obligations both within and between the two principal classifications above.

     The Tax-Exempt Diversified, Tax-Exempt California and Tax-Exempt New York Portfolios may purchase municipal instruments that are backed by letters of credit issued by foreign banks that have a branch, agency or subsidiary in the United States. Such letters of credit, like other obligations of foreign banks, may involve credit risks in addition to those of domestic obligations, including risks relating to future political and economic developments, nationalization, foreign governmental restrictions such as exchange controls and difficulties in obtaining or enforcing a judgment against a foreign bank (including branches).

     For the purpose of investment restrictions of the Portfolios, the identification of the "issuer" of municipal obligations that are not general obligation bonds is made by the Adviser on the basis of the characteristics of the obligation as described above, the most significant of which is the source of funds for the payment of principal of and interest on such obligations.

     An entire issue of municipal obligations may be purchased by one or a small number of institutional investors such as one of the Portfolios. Thus, the issue may not be said to be publicly offered. Unlike securities which must be registered under the Securities Act of 1933 prior to offer and sale, municipal obligations which are not publicly offered may nevertheless be readily marketable.

     Municipal obligations purchased for a Portfolio may be subject to the Portfolio's policy on holdings of illiquid securities. The Adviser determines whether a municipal obligation is liquid based on whether it may be sold in a reasonable time consistent with the customs of the municipal markets (usually seven days) at a price (or interest rate) which accurately reflects its value. The Adviser believes that the quality standards applicable to each Portfolio's investments enhance liquidity. In addition, stand-by commitments and demand obligations also enhance liquidity.

     Yields on municipal obligations depend on a variety of factors, including money market conditions, municipal bond market conditions, the size of a particular offering, the maturity of the obligation and the quality of the issue. High quality municipal obligations tend to have a lower yield than lower rated obligations. Municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or municipalities to levy taxes. There is also the possibility that as a result of litigation or other conditions the power or ability of any one or more issuers to pay when due principal of and interest on its or their municipal obligations may be materially affected.

INVESTING IN CALIFORNIA

     The financial condition of the State of California ("California"), its public authorities and local governments could affect the market values and marketability of, and therefore the net asset value per unit and the interest income of, the Tax-Exempt California Portfolio, or result in the default of existing obligations, including obligations which may be held by the Tax-Exempt California Portfolio. The following section provides only a brief summary of the complex factors affecting the financial condition of California, and is based on information obtained from California, as publicly available prior to the date of this Statement of Additional Information. The information contained in such publicly available documents has not been independently verified. It should be noted that the creditworthiness of obligations issued by local issuers may be unrelated to the creditworthiness of California, and that there is no obligation on the part of California to make payment on such local obligations in the event of default in the absence of a specific guarantee or pledge provided by California.

     During the early 1990's, California experienced significant financial difficulties, which reduced its credit standing, but the State's finances have improved since 1995. The ratings of certain related debt of other issuers for which California has an outstanding lease purchase, guarantee or other contractual obligation (such as for state-insured hospital bonds) are generally linked directly to California's rating. Should the financial condition of California deteriorate again, its credit ratings could be further reduced, and the market value and marketability of all outstanding notes and bonds issued by California, its public authorities or local governments could be adversely affected.

       Economic Factors.  California's economy is the largest among the 50
       ----------------
states (accounting for almost 13% of the nation's output of goods and services) and one of the largest in the world. California's population of more than 32.6 million represents over 12% of the total United States population and grew by 27% in the

1980s. While California's substantial population growth during the 1980's stimulated local economic growth and diversification and sustained a real estate boom between 1984 and 1990, it increased strains on California's limited water resources and demands for government services. Population growth slowed since 1991 even while substantial immigration has continued, due to a significant increase in outmigration by California residents. However, with the California economy improving, the recent net outmigration within the Continental U.S. is expected to decrease or be reversed.

     From mid-1990 to late 1993, California's economy suffered its worst
recession since the 1930s, with over 700,000 jobs lost.   The largest job losses
were in Southern California, led by declines in the aerospace and construction industries. Significantly related to cuts in lost federal defense spending.

     Since the start of 1994, the California economy has been in a steady recovery in all parts of the State. The State Department of Finance reports net job growth, particularly in construction and related manufacturing, wholesale and retail trade, electronics, exports, transportation, recreation and services. This growth has offset the continuing but slowing job losses in the aerospace industry and restructuring of the finance and utility sectors. Prerecession job levels were reached in 1996. Unemployment in California is down more than three percent from its 10% peak in January, 1994, but still remains higher than the national average rate.

Constitutional Limitations on Taxes, Other Changes and Appropriations
---------------------------------------------------------------------

       Limitations on Property Taxes.   Certain California Instruments may be
       -----------------------------
obligations of issuers which rely in whole or in part, directly or indirectly, on ad valorem property taxes as a source of revenue. The taxing power of California local governments and districts is limited by Article XIIIA of the California constitution, also known as "Proposition 13." Briefly, Article XIIIA limits to 1% of full cash value the rate of ad valorem property taxes on real property and generally restricts the reassessment of property to 2% per year, except upon new construction or change of ownership (subject to a number of exemptions). Taxing entities may, however, raise ad valorem taxes above the 1% limit to pay debt service on voter-approved bonded indebtedness.

     Under Article XIIIA, the basic 1% ad valorem tax levy is applied against the assessed value of property as of the owner's date of acquisition (or as of March 1, 1975, if acquired earlier), subject to certain adjustments. This system has resulted in widely varying amounts of tax on similarly situated properties. Several lawsuits have been filed challenging the acquisition-based assessment system of Proposition 13, and on June 18, 1992 the U.S. Supreme Court announced a decision upholding Proposition 13.

     Article XIIIA prohibits local governments from raising revenues through ad valorem property taxes above the 1% limit; it also requires voters of any governmental unit to give two-thirds approval to levy any "special tax". Court decisions, however, allowed non-voter approved levy of "general taxes" which were not dedicated to a specific use. In response to these decisions, the voters of the State in 1986 adopted an initiative statute which imposed significant new limits on the ability of local entities to raise or levy general taxes, except by receiving majority local voter approval. Significant elements of this initiative, "Proposition 62", have been overturned in recent court cases. An initiative proposed to re-enact the provisions of Proposition 62 as a constitutional amendment was defeated by the voters in November 1990, but such a proposal may be renewed in the future.

          Limitations on Other Taxes, Fees and Charges. On November 5, 1996, the
          --------------------------------------------
voters of the State approved Proposition 218, called the "Right to Vote on Taxes Act." Proposition 218 added Articles XIIIC and XIIID to the State Constitution, which contain a number of provisions affecting the ability of local agencies to levy and collect both existing and future taxes, assessments, fees and charges.

          Article XIIIC requires that all new or increased local taxes be submitted to the electorate before they become effective. Taxes for general governmental purposes require a majority vote and taxes for specific purposes require a two-thirds vote. Further, any general purpose tax which was imposed, extended or increased without voter approval after December 31, 1994 must be approved by a majority vote within two years.

          Article XIIID contains several new provisions making it generally more difficult for local agencies to levy and maintain "assessments" for municipal services and programs. Article XIIID also contains several new provisions affecting "fees" and "charges", defined for purposes of Article XIIID to mean "any levy other than an ad valorem tax, a special tax, or an assessment, imposed by a [local government] upon a parcel or upon a person as an incident of property ownership, including a user fee or charge for a property related service." All new and existing property related fees and charges must conform to requirements prohibiting, among other things, fees and charges which generate revenues exceeding the funds required to provide the property related service or are used for unrelated purposes. There are new notice, hearing and protest procedures for levying or increasing property related fees and charges, and, except for fees or charges for sewer, water and refuse collection services (or fees for electrical and gas service, which are not treated as "property related" for purposes of Article XIIID), no property related fee or charge may be imposed or increased without majority approval by the property owners subject to the fee or charge or, at the option of the local agency, two-thirds voter approval by the electorate residing in the affected area.

          In addition to the provisions described above, Article XIIIC removes limitations on the initiative power in matters of local taxes, assessments, fees and charges. Consequently, local voters could, by future initiative, repeal, reduce or prohibit the future imposition or increase of any local tax, assessment, fee or charge. It is unclear how this right of local initiative may be used in cases where taxes or charges have been or will be specifically pledged to secure debt issues.

          The interpretation and application of Proposition 218 will ultimately be determined by the courts with respect to a number of matters, and it is not possible at this time to predict with certainly the outcome of such determinations. Proposition 218 is generally viewed as restricting the fiscal flexibility of local governments, and for this reason, some ratings of California cities and counties have been, and others may be, reduced.

       Appropriation Limits.      The State and its local governments are
       --------------------
subject to an annual "appropriations limit" imposed by Article XIIIB of the California Constitution, enacted by the voters in 1979 and significantly amended by Propositions 98 and 111 in 1988 and 1990, respectively. Article XIIIB prohibits the State or any covered local government from spending "appropriations subject to limitation" in excess of the appropriations limit imposed. "Appropriations subject to limitation" are authorizations to spend "proceeds of taxes," which consist of tax revenues and certain other funds, including proceeds from regulatory licenses, user charges or other fees, to the extent that such proceeds exceed the cost of providing the product or service, but "proceeds of taxes" excludes most State subventions to local governments.
No limit is imposed on appropriations of funds which are not "proceeds of taxes," such as reasonable user charges or fees, and certain other non-tax funds, including bond proceeds.

     Among the expenditures not included in the Article XIIIB appropriations limit are (1) the debt service cost of bonds issued or authorized prior to January 1, 1979, or subsequently authorized by the voters, (2) appropriations arising from certain emergencies declared by the Governor, (3) appropriations for certain capital outlay projects, (4) appropriations by the State of post 1989 increases in gasoline taxes and vehicle weight fees, and (5) appropriations made in certain cases of emergency.

     The appropriations limit for each year is adjusted annually to reflect changes in cost of living and population and any transfer of service responsibilities between governmental units. The definitions for such adjustments were liberalized in 1990 to follow more closely growth in the State's economy.

     "Excess" revenues are measured over a two year cycle. Local governments must return any excess to taxpayers by rate reductions. The State must refund 50% paid to schools and community colleges. With more liberal annual adjustment factors since 1988, and depressed revenues since 1990 because of the recession, few governments, including the State, are currently operating near their spending limits, but this condition may change over time. The State's 1996-97 Budget Act provides for State appropriations more than $7 billion under the Article XIIIB limit. Local governments may by voter approval exceed their spending limits for up to four years.

     Because of the complex nature of Articles XIIIA, XIIIB, XIIIC and XIIID of the California Constitution, the ambiguities and possible inconsistencies of their terms, and the impossibility of predicting future appropriations or changes in population and cost of living, and the probability of continuing legal challenges, it is not currently possible to determine fully the impact of these articles on California Instruments. It is not presently possible to predict the outcome of any pending litigation with respect to the ultimate scope, impact or constitutionality of these articles, or the impact of any such determinations upon State agencies or local governments, or upon their ability to pay debt service or their obligations. Future initiatives or legislative changes in laws or the California Constitution may also affect the ability of the State or local issuers to repay their obligations.

     State Debt.  Under the California Constitution, debt service on outstanding
     ----------
general obligation bonds is the second charge to the General Fund after support of the public school system and public institutions of higher education. Total outstanding general obligation bonds and lease purchase debt of California increased from $9.4 billion at June 30, 1987 to $23.8 billion at March 1, 1997. The State also had outstanding at March 1, 1997 $358 million of general obligation commercial paper notes which will be refunded into long-term bonds at a later date. In FY1995-96, debt service on general obligation bonds and lease purchase debt was approximately 5.2% of General Fund revenues. State voters approved $6.4 billion of new general obligation bond authorizations on the 1996 ballots.

     Recent Financial Results.   The principal sources of General Fund revenues
     ------------------------
in 1995-1996 were the California personal income tax (45% of total revenues), the sales tax (34%), bank and corporation taxes (13%), and the gross premium tax on insurance (3%). California maintains a Special Fund for Economic Uncertainties (the "SFEV"), derived from General Fund revenues, as a reserve to meet cash needs of the General Fund.

     General.  Throughout the 1980s, California state spending increased rapidly
     -------
as California's population and economy also grew rapidly, including increased spending for many assistance programs to local governments, which were constrained by Proposition 13 and other laws. The largest state program is assistance to local public school districts. In 1988, an initiative (Proposition 98) was enacted which (subject to suspension by a two-thirds vote of the Legislature and the Governor) guarantees local school districts and community college districts a minimum share of California General Fund revenues (currently about 35%).

     Beginning at the start of the 1990-91 Fiscal Year, California faced adverse economic, fiscal and budget conditions. The economic recession seriously affected California's tax revenues. It also caused increased expenditures for health and welfare programs. Even though the economy is recovering, California is still facing a structural imbalance in its budget with the largest programs supported by the General Fund (education, health, welfare and corrections) growing at rates higher than the growth rates for the principal revenue sources of the General Fund. These structural concerns will be exacerbated in coming years by the expected need to substantially increase capital and operating funds for corrections as a result of a "Three Strikes" law enacted in 1994.

     Recent Budgets.  As a result of these factors, among others, from the late
     --------------
1980's until 1992-93, the State had a period of nearly chronic budget imbalance, with expenditures exceeding revenues in four out of six years, and the State accumulated and sustained a budget deficit in the budget reserve, the SFEU, approaching $2.8 billion at its peak at June 30, 1993. Starting in the 1990-91 Fiscal Year and for each year thereafter, each budget required multibillion dollar actions to bring projected revenues and expenditures into balance and to close large "budget gaps" which were identified. The Legislature and Governor eventually agreed on a number of different steps to produce Budget Acts in the Fiscal Years 1991-92 to 1995-96, including the following (not all of these actions were taken each year):

     .  significant cuts in health and welfare program expenditures;

     . transfers of program responsibilities and some funding sources from the State to local governments, coupled with some reduction in mandates on local government;

     . transfer of about $3.6 billion in annual local property tax revenues from cities, counties, redevelopment agencies and some other districts to local school districts, thereby reducing state funding for schools;

     . reduction in growth of support for higher education programs, coupled with increases in student fees;

     . revenue increases (particularly in the 1991-92 Fiscal Year budget), most of which were for a short duration;

     . increased reliance on aid from the federal government to offset the costs of incarcerating, educating and providing health and welfare services to undocumented aliens (although these efforts have produced much less federal aid than the State Administration had requested); and

     .  various one-time adjustment and accounting changes.

        Despite these budget actions, the effects of the recession led to large unanticipated deficits in the SFEU, as compared to projected positive balances. By the start of the 1993-94 Fiscal

Year, the accumulated deficit was so large (almost $2.8 billion) that it was impractical to budget to retire it in one year, so a two-year program was implemented, using the issuance of revenue anticipation warrants to carry a portion of the deficit over the end of the fiscal year. When the economy failed to recover sufficiently in 1993-94, a second two-year plan was implemented in 1994-95, to carry the final retirement of the deficit into 1995-96.

        The combination of stringent budget actions cutting State expenditures, and the turnaround of the economy by late 1993, finally led to the restoration of positive financial results. While General Fund revenues and expenditures were essentially equal in FY 1992-93 (following two years of excess expenditures over revenues), the General Fund had positive operating results in FY 1993-94 and 1995-96, which reduced the accumulated budget deficit to less than $100 million as of June 30, 1996. The State Department of Finance estimated that the General Fund received revenues of about $46.3 billion in FY 1995-96, more than $2 billion higher than was originally expected, as a result of the strengthening economy. Expenditures totaled about $45.4 billion, also about $2 billion higher than budgeted, because, among other factors, the State Constitution requires disbursement of a percentage of revenues to local school districts and federal actions to reduce welfare costs and to pay for costs of illegal immigrants were not forthcoming to the extent expected.

         A consequence of the accumulated budget deficits in the early 1990's, together with other factors such as disbursement of funds to local school districts "borrowed" from future fiscal years and hence not shown in the annual budget, was to significantly reduce the State's cash resources available to pay its ongoing obligations. When the Legislature and the Governor failed to adopt a budget for the 1992-93 Fiscal Year by July 1, 1992, which would have allowed the State to carry out its normal annual cash flow borrowing to replenish its cash reserves, the State Controller was forced to issue approximately $3.8 billion of registered warrants ("IOUs") over a 2-month period to pay a variety of obligations representing prior years' or continuing appropriations, and mandates from court orders. Available funds were used to make constitutionally-mandated payments, such as debt service on bonds and warrants.

     The State's cash condition became so serious that from late spring 1992 until 1995, the State had to rely on issuance of short-term notes which matured in a subsequent fiscal year to finance its ongoing deficit and pay current obligations. With the repayment of the last of these deficit notes in April, 1996, the State does not plan to rely further on external borrowing across fiscal years, but will continue its normal cash flow borrowing during a fiscal year.

     Current Budget.  The 1996-97 Budget Act was signed by the Governor on July
     --------------
15, 1996, along with various implementing bills. The Legislature rejected the Governor's proposed 15% cut in personal income taxes (to be phased over three years), but did approve a 5% cut in bank and corporation taxes, to be effective for income years starting on January 1, 1997. As a result, revenues for the Fiscal Year are estimated to total $47.643 billion, a 3.3 percent increase over the final estimated 1995-96 revenues. The Budget Act contains General Fund appropriations totaling $47.251 billion, a 4.0 percent increase over the final estimated 1995-96 expenditures.

     The following are principal features of the 1996-97 Budget Act:

          1. Funding for schools and community college districts increased by $1.65 billion total above revised 1995-96 levels. Almost half of this money was budgeted to fund class-size reductions in kindergarten and grades 1-3. Also, for the second year in a row, the full cost of living allowance (3.2 percent) was funded. The funding increases have brought K-12 expenditures to almost $4,800 per pupil, an almost 15% increase over the level prevailing during the recession years.

          2. Proposed cuts in health and welfare totaling $660 million. All of these cuts required federal law changes (including welfare reform, which was enacted), federal waivers, or federal budget appropriations in order to be achieved. Ultimate federal actions after enactment of the Budget Act will allow the State to save only about $360 million of this amount.

          3. A 4.9 percent increase in funding for the University of California and the California State University system, with no increases in student fees for the second consecutive year.

          4. The Budget Act assumed the federal government would provide approximately $700 million in new aid for incarceration and health care costs of illegal immigrants. These funds reduce appropriations in these categories that would otherwise have to be paid from the General Fund.

     With signing of the Budget Act, the State implemented its regular cash flow borrowing program with the issuance of $3.0 billion of Revenue Anticipation Notes to mature on June 30, 1997. The Budget Act appropriated a modest budget reserve in the SFEU of $305 million, as of June 30, 1997. The General Fund fund balance, however, still reflects $1.6 billion of "loans" which the General Fund made to local schools in the recession years, representing cash outlays above the mandatory minimum funding level. Settlement of litigation over these transactions in July 1996 calls for repayment of these loans over the period ending in 2001-02, about equally split between outlays from the General Fund and from schools' entitlements. The 1996-97 Budget Act contained a $150 million appropriation from the General Fund toward this settlement.

     The Department of Finance projected, when the Budget Act was passed, that, on June 30, 1997, the State's available internal borrowable (cash) resources will be $2.9 billion, after payment of all obligations due by that date, so that no external cross-fiscal year borrowing will be needed. The State will continue to rely on internal borrowing and intra-year external note borrowing to meet its cash flow requirements.

     The Department of Finance has reported that, based on stronger than expected revenues during the first six months of the 1996-97 fiscal year, reflecting the continued strength of the State's economic recovery, General Fund revenues for the full 1996-97 fiscal year will be almost $800 million above projections, at about $48.4 billion. This is expected to be offset by required increased payments to schools, and lower than expected savings resulting from federal welfare reform actions and federal aid for illegal immigrants. As a result, the expected balance of the SFEU at June 30, 1997 has been slightly reduced to about $197 million, still the first positive balance in the decade of
the 90's.   The State has not yet given any prediction of how the federal welfare reform law will impact the State's finances, or those of its local agencies; the State is in the midst of making many decisions concerning implementation of the new welfare law.

     Proposed 1997-98 Budget  On January 9, 1997, the Governor released his
     -----------------------
proposed budget for FY 1997-98. Assuming continuing strength in the economy, the Governor projects General Fund revenues of $50.7 billion, and proposes expenditures of $50.3 billion, to leave a budget reserve in the SFEU of $550 million at June 30, 1998. The Governor proposed further programs to reduce class size in lower primary grades, using excess revenues from FY 1996-97. He also proposed a further cut in corporate taxes, and sweeping changes in public assistance programs to respond to the new federal welfare reform law.

     Although the State's strong economy is producing record revenues to the State government, the State's budget continues to be under stress from mandated spending on education, a rising prison population, and social needs of a growing population with many immigrants. These factors which limit State spending growth also put pressure on local governments. There can be no assurances that, if economic conditions weaken, or other factors intercede, the State will not experience budget gaps in the future.

     Bond Ratings.  The ratings on California's long-term general obligation
     ------------
bonds were reduced in the early 1990's from "AAA" levels which had existed prior to the recession. In 1996, Fitch and Standard & Poor's raised their ratings of California's general obligation bonds, which are currently assigned ratings of "A+" from Standard & Poor's, "A1" from Moody's and "A+" from Fitch. There can be no assurance that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local California issuers may be unrelated to the creditworthiness of obligations issued by the State of California, and that there is no obligation on the part of California to make payment on such obligations in the event of default.

     Legal Proceedings.  California is involved in certain legal proceedings
     ------------------
(described in California's recent financial statements) that, if decided against California, may require California to make significant future expenditures or may substantially impair revenues. Courts have recently entered decisions which could overturn several parts of the state's recent budget compromises. The matters covered by these lawsuits include a deferral of payments by California to the Public Employees Retirement System, reductions in welfare payments and the use of certain cigarette tax funds for health costs. All of these cases are subject to further proceedings and appeals, and if California eventually loses, the final remedies may not have to be implemented in one year.

     Obligations of Other Issuers
     ----------------------------

     Other Issuers of California Instruments.  There are a number of state
     ---------------------------------------
agencies, instrumentalities and political subdivisions of the State of California that issue municipal obligations, some of which may be conduit revenue obligations payable from payments from private borrowers. These entities are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from the credit quality of obligations backed by the full faith and credit of the State of California.

     State Assistance.  Property tax revenues received by local governments
     ----------------
declined more than 50% following passage of Proposition 13. Subsequently, the California Legislature enacted measures to provide for the redistribution of California's General Fund surplus to local agencies, the reallocation of certain state revenues to local agencies and the assumption of certain governmental functions by the State of California to assist municipal issuers to raise revenues. Through 1990-91, local assistance (including public schools) accounted for around 75% of General Fund spending. To reduce California General Fund support for school districts, the 1992-93 and 1993-94 Budget Acts caused local governments to transfer a total of $3.9 billion of property tax revenues to school districts, representing loss of all the post-Proposition 13 "bailout" aid. The largest share of these transfers came from counties, and the balance from cities, special districts and redevelopment agencies. In order to make up part of this shortfall, the Legislature proposed, and voters approved in 1993, dedicating 0.5% of the sales tax to counties and cities for public safety purposes. In addition, the Legislature has changed laws to relieve local governments of certain mandates, allowing them to reduce costs.

     To the extent that California should be constrained by its Article XIIIB appropriations limit, or its obligation to conform to Proposition 98, or other fiscal considerations, the absolute level, or the rate of growth, of state assistance to local governments may continue to be reduced. Any such reductions in state aid could compound the serious fiscal constraints already experienced by many local governments, particularly counties. A number of counties have indicated that their budgetary condition is extremely serious. In the 1995-96 and 1996-97 fiscal years, Los Angeles County, the largest in the State, had to make significant cuts in services and personnel, particularly in the health care system in order to balance its budget. The County's debt was downgraded by Moody's and S&P in the summer of 1995. Orange County, which recently emerged from federal bankruptcy protection, has substantially reduced services and personnel in order to live within much reduced means.

       Counties and cities may face further budgetary pressures as a result of changes in welfare and public assistance programs, which will have to be enacted by June, 1997 in order to comply with the federal welfare reform law. It is now yet known how the State's legislation will turn out and what its overall impact will be on local government finances.


     Assessment Bonds.  California Instruments which are assessment bonds may be
     ----------------
adversely affected by a general decline in real estate values or a slowdown in real estate sales activity. In many cases, such bonds are secured by land which is undeveloped at the time of issuance but anticipated to be developed within a few years after issuance. In the event of such reduction or slowdown, such development may not occur or may be delayed, thereby increasing the risk of a default on the bonds. Because the special assessments or taxes securing these bonds are not the personal liability of the owners of the property assessed, the lien on the property is the only security for the bonds. Moreover, in most cases the issuer of these bonds is not required to make payments on the bonds in the event of delinquency in the payment of assessments or taxes, except from amounts, if any, in a reserve fund established for the bonds.

     California Long-Term Lease Obligations.  Certain California long-term lease
     --------------------------------------
obligations, though typically payable from the general fund of the municipality, are subject to "abatement" in the event the facility being leased is unavailable for beneficial use and occupancy by the municipality during the term of the lease. Abatement is not a default, and there may be no remedies available to the holders of the certificates evidencing the lease obligation in the event abatement occurs. The most common cases of abatement are failure to complete construction of the facility before the end of the period during which lease payments have been capitalized and uninsured casualty losses to the facility (e.g. due to earthquake). In the event abatement occurs with respect to a lease obligation, lease payments may be interrupted (if all available insurance proceeds and reserves are exhausted) and the certificates may not be paid when due.

     Several years ago the Richmond Unified School District (the "District") entered into a lease transaction in which certain existing properties of the District were sold and leased back in order to obtain funds to cover operating deficits. Following a fiscal crisis in which the District's finances were taken over by a state receiver (including a brief period under bankruptcy court protection), the District failed to make rental payments on this lease, resulting in a lawsuit by the Trustee for the Certificate of Participation holders, in which the State of California was a named defendant (on the grounds that it controlled the District's finances). One of the defenses raised in answer to this lawsuit was the invalidity of the District's lease. The trial court upheld the validity of the lease, and the case was subsequently settled. Any ultimate judgment in any future case against the position taken by the Trustee may have adverse implications for lease transactions of a similar nature by other California entities.

     Other Considerations
     --------------------

     The repayment of industrial development securities secured by real property may be affected by California laws limiting foreclosure rights of creditors. Securities backed by health care and hospital revenues may be affected by changes in state regulations governing cost reimbursements to health care providers under Medi-Cal (the State's Medicaid program), including risks related to the policy of awarding exclusive contracts to certain hospitals.

     Limitations on ad valorem property taxes may particularly affect "tax allocation" bonds issued by California redevelopment agencies. Such bonds are secured solely by the increase in assessed valuation of a redevelopment project area after the start of redevelopment activity. In the event that assessed values in the redevelopment project decline (e.g. because of major natural disaster such as an earthquake), the tax increment revenue may be insufficient to make principal and interest payments on these bonds. Both Moody's and S&P suspended ratings on California tax allocation bonds after the enactment of Articles XIIIA and XIIIB, and only resumed such ratings on a selective basis.

     Proposition 87, approved by California voters in 1988, requires that all revenues produced by a tax rate increase go directly to the taxing entity which increased such tax rate to repay that entity's general obligation indebtedness. As a result, redevelopment agencies (which typically are the issuers of tax allocation securities) no longer receive an increase in tax increment when taxes on property in the project area are increased to repay voter-approved bonded indebtedness.

     The effect of these various constitutional and statutory changes upon the ability of California municipal securities issuers to pay interest and principal on their obligations remains unclear. Furthermore, other measures affecting the taxing or spending authority of California or its political subdivisions may be approved or enacted in the future. Legislation has been or may be introduced which would modify existing taxes or other revenue raising measures or which either would further limit or, alternatively, would increase the abilities of state and local governments to impose new taxes or increase existing taxes. It is not presently possible to predict the extent to which any such legislation will be enacted. Nor is it presently possible to determine the impact of any such legislation on California Instruments in which the California Portfolio may invest, future allocations of state revenues to local governments or the abilities of state or local governments to pay the interest on, or repay the principal of, such California Instruments.

     Substantially all of California is within an active geologic region subject to major seismic activity. Northern California in 1989 and Southern California in 1994 experienced major earthquakes causing billions of dollars in damages. The federal government provided more than $13 billion in aid for both earthquakes, and neither event is expected to have any long-term negative economic impact. Any security in the Tax-Exempt California Portfolio could be affected by an interruption of revenues because of damaged facilities, or, consequently, income tax deductions for casualty losses or property tax assessment reductions. Compensatory financial assistance could be constrained by the inability of (i) an issuer to have obtained earthquake insurance coverage at reasonable rates; (ii) an insurer to perform on its contracts of insurance in the event of widespread losses; or (iii) the federal or state government to appropriate sufficient funds within their respective budget limitations.

INVESTING IN NEW YORK
---------------------

          Some of the significant financial considerations relating to the Tax-Exempt New York Portfolio's investments in New York Instruments are summarized below. This summary information is not intended to be a complete description and is principally derived from official statements relating to issues of New York Instruments that were available prior to the date of this Statement of Additional Information. The accuracy and completeness of the information contained in those official statements have not been independently verified.

STATE ECONOMY.  New York is the third most populous state in the nation and has
-------------
a relatively high level of personal wealth. The State's economy is diverse with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a very small share of the nation's farming and mining activity. The State has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries. New York City (the "City"), which is the most populous city in the State and nation and is the center of the nation's largest metropolitan area, accounts for a large portion of the State's population and personal income.

          The State has historically been one of the wealthiest states in the nation. For decades, however, the State has grown more slowly than the nation as a whole, gradually eroding its relative economic position.

          There can be no assurance that the State economy will not experience worse-than-predicted results in the 1996-97 fiscal year, with corresponding material and adverse effects on the State's projections of receipts and disbursements.

          State per capita personal income has historically been significantly higher than the national average, although the ratio has varied substantially. State per capita income for 1994 was estimated at $25,999, which was 19.2% above the 1994 estimated national average of $21,809. Between 1975 and 1990 total employment grew by
21.3 percent while the labor force grew only by 15.7 percent. During this period, unemployment fell from 9.5 percent to 5.2 percent of the labor force.
In 1991 and 1992, however, total employment in the State fell by 5.5 percent.
As a result, the unemployment rate rose to 8.5 percent reflecting a recession that has had a particularly strong impact on the entire Northeast. Calendar years 1993 and 1994 saw only a partial recovery.

STATE BUDGET.  The State Constitution requires the governor (the "Governor") to
------------
submit to the State legislature (the "Legislature") a balanced executive budget which contains a complete plan of expenditures for the ensuing fiscal year and all moneys and revenues estimated to be available therefor, accompanied by bills containing all proposed appropriations or reappropriations and any new or modified revenue measures to be enacted in connection with the executive budget. The entire plan constitutes the proposed State financial plan for that fiscal year. The Governor is required to submit to the Legislature quarterly budget updates which include a revised cash-basis state financial plan, and an explanation of any changes from the previous state financial plan.

          The Governor presented his 1996-97 Executive Budget to the Legislature on December 15, 1995, and subsequently amended it.

          The Governor's Executive Budget projected balance on a cash basis in the General Portfolio. It reflected a continuing strategy of substantially reduced State spending, including program restructurings, reductions in social welfare spending, and efficiency and productivity initiatives.

          On March 15, 1996, the Governor presented amendments to the 1996-97 Executive Budget to provide for balancing the 1996-97 state financial plan if the federal government failed to adopt entitlement changes assumed to produce savings in the State's 1996-97 Executive Budget.

          The State's budget for the 1996-97 fiscal year was enacted by the Legislature on July 13, 1996, more than three months after the start of the fiscal year. Prior to adoption of the budget, the Legislature enacted appropriations for disbursements considered to be necessary for State operations and other purposes, including necessary appropriations for all State-supported debt service. The State Financial Plan for the 1996-97 fiscal year was formulated on July 25, 1996 and was based on the State's budget as enacted by the Legislature and signed into law by the Governor, as well as actual results for the first quarter of the current fiscal year (the "1996-97 State Financial Plan").

          The 1996-97 State Financial Plan was projected to be balanced on a cash basis. As compared to the Governor's proposed budget as revised on March 20, 1996, the 1996-97 State Financial Plan increases General Portfolio spending by $842 million, primarily from funding increased for education, special education and higher education ($563 million). The balance represented funding increases to a variety of other programs, including community projects and increased assistance to fiscally distressed cities. Resources used to fund these additional expenditures include $540 million in increased revenues projected for 1996-97 based on higher-than-projected tax collections during the first half of calendar 1996, $110 million in projected receipts from a new State tax amnesty program, and other resources including certain non-recurring resources.

          The State issued its first update to the 1996-97 State Financial Plan (the "Mid-Year Update") on October 25, 1996. Revisions have been made to estimates of both receipts and disbursements based on: (1) updated economic forecasts for both the nation and the State, (2) an analysis of actual receipts and disbursements through the first six months of the fiscal year, and (3) an assessment of changing program requirements. The Mid-Year Update reflected a balanced 1996-97 State Financial Plan, with a reserve for contingencies in the General Portfolio of $300 million. This reserve will be utilized to help offset a variety of potential risks and other unexpected contingencies that the State may face during the balance of the 1996-97 fiscal year.

          Although revisions to the 1996-97 State Financial Plan contained in the Mid-Year Update are favorable, the State faces certain risks which could potentially cost the State up to one-half billion dollars. The Division of the Budget believes these risks are balanced by reserves in the 1996-97 State Financial Plan, including the $300 million reserve created in the Mid-Year Update. However, there can be no assurance that these reserves will fully offset litigation or other risks to the 1996-97 State Financial Plan.

          One major uncertainty to the 1996-97 State Financial Plan continues to be risks related to the economy and tax collections, which could produce either favorable or unfavorable variances during the balance of the year. An additional risk to the 1996-97 State Financial Plan arises from the potential impact of certain litigation now pending against the State, which could produce adverse effects on the State's projections of receipts and disbursements.

          Similarly, certain litigation which by itself did not produce a material judgment against the State could have an adverse impact on the 1996-97 State Financial Plan because of the precedential nature of the court's decision. Specifically, the State Court of Appeals has denied a motion to appeal a lower court decision in the so-called "GTE Spacenet" case, in which the court ruled that GTE Spacenet was not subject to the 3.5 percent tax on gross receipts imposed under section 186-a of the tax law. The court decision is limited to provisions of section 186-a as it existed prior to the 1995 amendments, and has little prospective effect. While this litigation in and of itself carries only a small judgment in favor of GTE Spacenet and similar companies, the consequences of the ruling could eventually entail refunds to other taxpayers of several hundred million dollars. Refund claims of over $300 million have been filed which, with interest and assuming a similar exposure for open years for which claims have yet to be filed, could approach $600 million in potential claims.

          On August 13, 1996, the State Comptroller released a report in which he identified several risks to the 1996-97 State Financial Plan and estimated that the State faces a potential imbalance in receipts and disbursements of approximately $3 billion for the State's 1997-98 fiscal year and approximately $3.2 billion for the State's 1998-99 fiscal year.

          The Governor is required to submit a balanced budget to the State Legislature and has indicated he will close any potential imbalance in the 1997-98 State Financial Plan primarily through General Portfolio expenditure reductions and without increases in taxes or deferrals of scheduled tax reductions. It is expected that the 1997-98 State Financial Plan will reflect a continuing strategy of substantially reduced State spending, including agency consolidations, reductions in the State workforce, and efficiency and productivity initiatives.

          On August 22, 1996, the President signed into law the Personal Responsibility and Work Opportunity Reconciliation Act of 1996. This federal legislation fundamentally changed the programmatic and fiscal responsibilities for administration of welfare programs at the federal, state and local levels. The new law abolishes the federal Aid to Families with Dependent Children program (AFDC), and creates a new Temporary Assistance to Needy Families program
(TANF) funded with a fixed federal block grant to states. The new law also imposes (with certain exceptions) a five-year durational limit on TANF recipients, requires that virtually all recipients be engaged in work or community service activities within two years of receiving benefits, and limits assistance provided to certain immigrants and other classes of individuals. States are required to meet work activity participation targets for their TANF caseload; these requirements are phased in over time. States that fail to meet these federally mandated job participation rates, or that fail to conform with certain other federal standards, face potential sanctions in the form of a reduced federal block grant.

          On October 16, 1996, the Governor submitted the State's TANF implementation plan to the federal government as required under the new federal welfare law. Submission of this plan to the federal government requires New York State to begin compliance with certain time limits on welfare benefits and permits the State to become eligible for approximately $2.36 billion in federal block grant funding. Legislation will be required to implement the State's TANF plan. The Governor has indicated that he plans to introduce legislation necessary to conform with federal law shortly, and that he may submit amendments to the State plan if necessary.

          States are required to comply with the new federal welfare reform law no later than July 1, 1997. Given the size and scope of the changes required under federal law, it is likely that these proposals will produce extensive public discussions. There can be no assurances that the State Legislature will enact welfare reform proposals as submitted by the Governor and as required under federal law.

          The economic and financial condition of the State may be affected by various financial, social, economic and political factors. Those factors can be very complex, may vary from fiscal year to fiscal year, and are frequently the result of actions taken not only by the State and its agencies and instrumentalities, but also by entities, such as the federal government, that are not under the control of the State. In addition, the 1996-97 State Financial Plan is based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and the State economies. The Division of Budget believes that its projections of receipts and disbursements relating to the current State Financial Plan, and the assumptions on which they are based, are reasonable. Actual results, however, could differ materially and adversely from the projections set forth therein, and those projections may be changed materially and adversely from time to time. There are also risks and uncertainties concerning the future-year impact of actions taken in the 1996-97 budget.

          In the State's 1997 fiscal year and in certain recent fiscal years, the State has failed to enact a budget prior to the beginning of the State's fiscal year.

RECENT FINANCIAL RESULTS.  The General Portfolio is the principal operating
------------------------
Portfolio of the State and is used to account for all financial transactions, except those required to be accounted for in another Portfolio. It is the State's largest Portfolio and receives almost all State taxes and other resources not dedicated to particular purposes.

          The General Portfolio is projected to be balanced on a cash basis for the 1996-97 fiscal year. Total receipts and transfers from other Portfolios are projected to be $33.17 billion, an increase of $365 million from the prior fiscal year. Total General Portfolio disbursements and transfers to other Portfolios are projected to be $33.12 billion, an increase of $444 million from the total in the prior fiscal year.

          Total revenues for 1994-95 were $31.455 billion. Revenues decreased by $173 million over the prior fiscal year, a decrease of less than one percent. Total expenditures for 1994-95 totaled $33.079 billion, an increase of $2.083 billion, or 6.7 percent over the prior fiscal year.

          The State's financial position on a GAAP (generally accepted accounting principles) basis as of March 31, 1995 showed an accumulated deficit in its combined governmental Portfolios of $1.666 billion, reflecting liabilities of $14.778 billion and assets of $13.112 billion.

DEBT LIMITS AND OUTSTANDING DEBT.  There are a number of methods by which the
--------------------------------
State of New York may incur debt. Under the State Constitution, the State may not, with limited exceptions for emergencies, undertake long-term general obligation borrowing (i.e., borrowing for more than one year) unless the
                      ----
borrowing is authorized in a specific amount for a single work or purpose by the Legislature and approved by the voters. There is no limitation on the amount of long-term general obligation debt that may be so authorized and subsequently incurred by the State.

          The State may undertake short-term borrowings without voter approval
(i) in anticipation of the receipt of taxes and revenues, by issuing tax and revenue anticipation notes, and (ii) in anticipation of the receipt of proceeds from the sale of duly authorized but unissued general obligation bonds, by issuing bond anticipation notes. The State may also, pursuant to specific constitutional authorization, directly guarantee certain obligations of the State of New York's authorities and public benefit corporations ("Authorities"). Payments of debt service on New York State general obligation and New York State-guaranteed bonds and notes are legally enforceable obligations of the State of New York.

          The State employs additional long-term financing mechanisms, lease-purchase and contractual-obligation financings, which involve obligations of public authorities or municipalities that are State-supported but are not general obligations of the State. Under these financing arrangements, certain public authorities and municipalities have issued obligations to finance the construction and rehabilitation of facilities or the acquisition and rehabilitation of equipment, and expect to meet their debt service requirements through the receipt of rental or other contractual payments made by the State. Although these financing arrangements involve a contractual agreement by the State to make payments to a public authority, municipality or other entity, the State's obligation to make such payments is generally expressly made subject to appropriation by the Legislature and the actual availability of money to the State for making the payments. The State has also entered into a contractual-obligation financing arrangement with the Local Government Assistance Corporation ("LGAC") in an effort to restructure the way the State makes certain local aid payments.

          In 1990, as part of a State fiscal reform program, legislation was enacted creating LGAC, a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments traditionally funded through New York State's annual seasonal borrowing. The legislation empowered LGAC to issue its bonds and notes in an amount not in excess of $4.7 billion (exclusive of certain refunding bonds) plus certain other amounts. Over a period of years, the issuance of these long-term obligations, which are to be amortized over no more than 30 years, was expected to eliminate the need for continued short-term seasonal borrowing. The legislation also dedicated revenues equal to one-quarter of the four cent State sales and use tax to pay debt service on these bonds. The legislation also imposed a cap on the annual seasonal borrowing of the State at $4.7 billion, less net proceeds of bonds issued by LGAC and bonds issued to provide for capitalized interest, except in cases where the Governor and the legislative leaders have certified the need for additional borrowing and provided a schedule for reducing it to the cap. If borrowing above the cap is thus permitted in any fiscal year, it is required by law to be reduced to the cap by the fourth fiscal year after the limit was first exceeded. As of June 1995, LGAC had issued bonds to provide net proceeds of $4.7 billion, completing the program. The impact of LGAC's borrowing is that the State is able to meet its cash flow needs in the first quarter of the fiscal year without relying on short-term seasonal borrowings.

          In June 1994, the Legislature passed a proposed constitutional amendment that would significantly change the long-term financing practices of the State and its public authorities. The proposed amendment would permit the State, within a formula-based cap, to issue revenue bonds, which would be debt of the State secured solely by a pledge of certain State tax receipts (including those allocated to State Portfolios dedicated for transportation purposes), and not by the full faith and credit of the State. In addition, the proposed amendment would (i) permit multiple purpose general obligation bond proposals to be proposed on the same ballot, (ii) require that State debt be incurred only for capital projects included in a multi-year capital financing plan, and (iii) prohibit, after its effective date, lease-purchase and contractual-obligation financing mechanisms for State facilities.

          Before the approved constitutional amendment could be presented to the voters for their consideration, it had to be passed by a separately elected legislature. The amendment was passed by the Senate and Assembly in June 1995. The Amendment was thereafter submitted to voters in November 1995, where it was defeated.

          On January 13, 1992, S&P reduced its ratings on the State's general obligation bonds from A to A- and, in addition, reduced its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt. S&P also continued its negative rating outlook assessment on State general obligation debt. On April 26, 1993, S&P revised the rating outlook assessment to stable. On February 14, 1994, S&P raised its outlook to positive and, on February 28, 1994, confirmed its A- rating. On January 6, 1992, Moody's reduced its ratings on outstanding limited-liability State lease purchase and contractual obligations from A to Baa1. On February 28, 1994, Moody's reconfirmed its A rating on the State's general obligation long-term indebtedness.

          The State anticipated that its capital programs would be financed, in part, by State and public authorities borrowings in 1996-97. The State expected to issue $411 million in general obligation bonds (including $153.6 million for purposes of redeeming outstanding bond anticipation notes) and $154 million in general obligation commercial paper. The Legislature had also authorized the issuance of up to $101 million in certificates of participation during the State's 1996-97 fiscal year for equipment purchases. The projection of the State regarding its borrowings for the 1996-97 fiscal year may change if circumstances require.

          In the 1996 legislative session, the Legislature approved the Governor's proposal to present to the voters in November 1996 a $1.75 billion State general obligation bond referendum to finance various environmental improvement and remediation projects. The Clean Water, Clean Air Bond Act was approved by the voters in November 1996. As a result, the amount of general obligation bonds issued during the 1996-97 fiscal year may increase above the $411 million currently included in the 1996-97 borrowing plan to finance a portion of this new program.

          Principal and interest payments on general obligation bonds and interest payments on bond anticipation notes were $735 million for the 1995-96 fiscal year, and were estimated to be $719 million for the 1996-97 fiscal year. Principal and interest payments on fixed rate and variable rate bonds issued by LGAC were $340 million for the 1995-96 fiscal year, and were estimated to be $323 million for 1996-97.

          New York State has never defaulted on any of its general obligation indebtedness or its obligations under lease-purchase or contractual-obligation financing arrangements and has never been called upon to make any direct payments pursuant to its guarantees.

LITIGATION.  Certain litigation pending against the State or its officers or
----------
employees could have a substantial or long-term adverse effect on State finances. Among the more significant of these cases are those that involve (1) the validity of agreements and treaties by which various Indian tribes transferred title to New York State of certain land in central and upstate New York; (2) certain aspects of New York State's Medicaid policies, including its rates, regulations and procedures; (3) action against New York State and New York City officials alleging inadequate shelter allowances to maintain proper housing; (4) challenges to the practice of reimbursing certain Office of Mental Health patient care expenses from the client's Social Security benefits; (5) alleged responsibility of New York State officials to assist in remedying racial segregation in the City of Yonkers; (6) challenges by commercial insurers, employee welfare benefit plans, and health maintenance organizations to the imposition of 13%, 11% and 9% surcharges on inpatient hospital bills; (7) challenges to certain aspects of petroleum business taxes; (8) action alleging damages resulting from the failure by the State's Department of Environmental Conservation to timely provide certain data; (9) a challenge to the constitutionality of a State lottery game; and (10) an action seeking reimbursement from the State for certain costs arising out of the provision of pre-school services and programs for children with handicapped conditions.

          Several actions challenging the constitutionality of legislation enacted during the 1990 legislative session which changed actuarial funding methods for determining state and local contributions to state employee retirement systems have been decided against the State. As a result, the Comptroller developed a plan to restore the State's retirement systems to prior funding levels. Such funding is expected to exceed prior levels by $116 million in fiscal 1996-97, $193 million in fiscal 1997-98, peaking at $241 million in fiscal 1998-99. Beginning in fiscal 2001-02, State contributions required under the Comptroller's plan are projected to be less than that required under the prior funding method. As a result of the United States Supreme Court decision in the case of State of Delaware v. State
                                                    -----------------    -----
of New York, on January 21, 1994, the State entered into a settlement agreement
-----------
with various parties. Pursuant to all agreements executed in connection with the action, the State was required to make aggregate payments of $351.4 million. Annual payments to the various parties will continue through the State's 2002-03 fiscal year in amounts which will not exceed $48.4 million in any fiscal year subsequent to the State's 1994-95 fiscal year. Litigation challenging the constitutionality of the treatment of certain moneys held in a reserve Portfolio was settled in June 1996 and certain amounts in a Supplemental Reserve Portfolio previously credited by the State against prior State and local pension contributions will be paid in 1998.

          The legal proceedings noted above involve State finances, State programs and miscellaneous tort, real property and contract claims in which the State is a defendant and the monetary damages sought are substantial. These proceedings could affect adversely the financial condition of the State.
Adverse developments in these proceedings or the initiation of new proceedings could affect the ability of the State to maintain a balanced 1996-97 State Financial Plan. An adverse decision in any of these proceedings could exceed the amount of the 1996-97 State Financial Plan reserve for the payment of judgments and, therefore, could affect the ability of the State to maintain a balanced 1996-97 State Financial Plan. In its audited financial statements for the fiscal year ended March 31, 1996, the State reported its estimated liability for awarded and anticipated unfavorable judgments to be $474 million.

          Although other litigation is pending against New York State, except as described herein, no current litigation involves New York State's authority, as a matter of law, to contract indebtedness, issue its obligations, or pay such indebtedness when it matures, or affects New York State's power or ability, as a matter of law, to impose or collect significant amounts of taxes and revenues.

AUTHORITIES.  The fiscal stability of New York State is related, in part, to the
-----------
fiscal stability of its Authorities, which generally have responsibility for financing, constructing and operating revenue-producing public benefit facilities. Authorities are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself, and may issue bonds and notes within the amounts of, and as otherwise restricted by, their legislative authorization. The State's access to the public credit markets could be impaired, and the market price of its outstanding debt may be materially and adversely affected, if any of the Authorities were to default on their respective obligations, particularly with respect to debt that is State-supported or State-related. As of September 30, 1995, date of the latest data available, there were 17 Authorities that had outstanding debt of $100 million or more. The aggregate outstanding debt, including refunding bonds, of these 17 Authorities was $73.45 billion.

          Authorities are generally supported by revenues generated by the projects financed or operated, such as fares, user fees on bridges, highway tolls and rentals for dormitory rooms and housing. In recent years, however, New York State has provided financial assistance through appropriations, in some cases of a recurring nature, to certain of the 18 Authorities for operating and other expenses and, in fulfillment of its commitments on moral obligation indebtedness or otherwise, for debt service. This operating assistance is expected to continue to be required in future years. In addition, certain statutory arrangements provide for State local assistance payments otherwise payable to localities to be made under certain circumstances to certain Authorities. The State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to Authorities under these arrangements. However, in the event that such local assistance payments are so diverted, the affected localities could seek additional State Portfolios.

NEW YORK CITY AND OTHER LOCALITIES.  The fiscal health of the State of New York
----------------------------------
may also be impacted by the fiscal health of its localities, particularly the City of New York, which has required and continues to require significant financial assistance from New York State. The City depends on State aid both to enable the City to balance its budget and to meet its cash requirements. The City has achieved balanced operating results for each of its fiscal years since 1981 as reported in accordance with the then-applicable GAAP.

          In 1975, New York City suffered a fiscal crisis that impaired the borrowing ability of both the City and New York State. In that year the City lost access to the public credit markets. The City was not able to sell short-term notes to the public again until 1979.

          In 1975, S&P suspended its A rating of City bonds. This suspension remained in effect until March 1981, at which time the City received an investment grade rating of BBB from S&P. On July 2, 1985, S&P revised its rating of City bonds upward to BBB+ and on November 19, 1987, to A-. On July 2, 1993, S&P reconfirmed its A-rating of City bonds, continued its negative rating outlook assessment and stated that maintenance of such rating depended upon the City's making further progress towards reducing budget gaps in the outlying years. Moody's ratings of City bonds were revised in November 1981 from B (in effect since 1977) to Ba1, in November 1983 to Baa, in December 1985 to Baa1, in May 1988 to A and again in February 1991 to Baa1. On July 10, 1995, S&P downgraded its rating on the City's $23 billion of outstanding general obligation bonds to "BBB+" from "A-", citing to the City's chronic structural budget problems and weak economic outlook. S&P stated that New York City's reliance on one-time revenue measures to close annual budget gaps, a dependence on unrealized labor savings, overly optimistic estimates of revenues and state and federal aid and the City's continued high debt levels also contributed to its decision to lower the rating. Moody's currently has the City's rating under review for a possible downgrade.

          New York City is heavily dependent on New York State and federal assistance to cover insufficiencies in its revenues. There can be no assurance that in the future federal and State assistance will enable the City to make up its budget deficits. To help alleviate the City's financial difficulties, the Legislature created the Municipal Assistance Corporation ("MAC") in 1975. Since its creation, MAC has provided, among other things, financing assistance to the City by refunding maturing City short-term debt and transferring to the City proceeds received from sales of MAC bonds and notes. MAC is authorized to issue bonds and notes payable from certain stock transfer tax revenues, from the City's portion of the State sales tax derived in the City and, subject to certain prior claims, from State per capita aid otherwise payable by the State to the City. Failure by the State to continue the imposition of such taxes, the reduction of the rate of such taxes to rates less than those in effect on July 2, 1975, failure by the State to pay such aid revenues and the reduction of such aid revenues below a specified level are included among the events of default in the resolutions authorizing MAC's long-term debt. The occurrence of an event of default may result in the acceleration of the maturity of all or a portion of MAC's debt. MAC bonds and notes constitute general obligations of MAC and do not constitute an enforceable obligation or debt of either the State or the City. As of December 31, 1995, MAC had outstanding an aggregate of approximately $4.684 billion of its bonds. MAC is authorized to issue bonds and notes to refunds its outstanding bonds and notes and to fund certain reserves, without limitation as to principal amount, and to finance certain capital commitments to the Transit Authority and the New York City School Construction Authority for the 1992 through 1997 fiscal years in the event the City fails to provide such financing.

          The City and MAC have reached an agreement in principle under which MAC will develop and implement a debt restructuring program which will provide the City with $125 million in budget relief in fiscal year 1996, in addition to the $20 million of additional budget relief provided by MAC to the City since January 1996. The City has agreed with MAC that it will reduce certain expenditures by $125 million in each of the four fiscal years starting in fiscal year 1997. The proposed refinancing, which must satisfy MAC refinancing criteria, is subject to market conditions.

          Since 1975, the City's financial condition has been subject to oversight and review by the New York State Financial Control Board (the "Control Board") and since 1978 the City's financial statements have been audited by independent accounting firms. To be eligible for guarantees and assistance, the City is required during a "control period" to submit annually for Control Board approval, and when a control period is not in effect for Control Board review, a financial plan for the next four fiscal years covering the City and certain agencies showing balanced budgets determined in accordance with GAAP. New York State also established the Office of the State Deputy Comptroller for New York City ("OSDC") to assist the Control Board in exercising its powers and responsibilities. On June 30, 1986, the City satisfied the statutory requirements for termination of the control period.
This means that the Control Board's powers of approval are suspended, but the Board continues to have oversight responsibilities.

          From time to time, the Control Board staff, OSDC, the City comptroller and others issue reports and make public statements regarding the City's financial condition, commenting on, among other matters, the City's financial plans, projected revenues and expenditures and actions by the City to eliminate projected operating deficits. Some of these reports and statements have warned that the City may have underestimated certain expenditures and overestimated certain revenues and have suggested that the City may not have adequately provided for future contingencies. Certain of these reports have analyzed the City's future economic and social conditions and have questioned whether the City has the capacity to generate sufficient revenues in the future to meet the costs of its expenditure increases and to provide necessary services.

          On January 31, 1996, the City published the financial plan for the 1996-1999 fiscal years (the "City Financial Plan"), which is a modification to a financial plan submitted to the Control Board on July 11, 1995. The City Financial Plan set forth proposed actions by the City for the 1996 fiscal year to close substantial projected budget gaps resulting from lower than projected tax receipts and other revenues and greater than projected expenditures. In addition to substantial proposed agency expenditure reductions, the City Financial Plan reflected a strategy to substantially reduce spending for entitlements for the 1996 and subsequent fiscal years, and to decrease the City's costs for Medicaid in the 1997 fiscal year and thereafter by increasing the federal share of Medicaid costs otherwise paid by the City. This strategy has been the subject of substantial debate, and implementation of this strategy will be significantly affected by State and federal budget proposals currently being considered. It is likely that the City Financial Plan will be changed significantly in connection with the preparation of the Executive Budget for the 1997 fiscal year as a result of the status of State and federal budget proposals and other factors.

          The City Financial Plan also set forth projections for the 1997 through 1999 fiscal years and outlined a proposed gap-closing program to eliminate a projected gap of $2.0 billion for the 1997 fiscal year, and to reduce projected gaps of $3.3 billion and $4.1 billion for the 1998 and 1999 fiscal years, respectively, assuming successful implementation of the gap-closing program for the 1996 fiscal year.

          The proposed gap-closing actions for the 1997 through 1999 fiscal years included: (i) additional agency actions, totaling between $643 million and $691 million in each of the 1997 through

1999 fiscal years; (ii) additional savings resulting from State and federal aid and cost containment in entitlement programs to reduce City expenditures and increase revenues by $650 million in the 1997 fiscal year and by $727 million in each of the 1998 and 1999 fiscal years; (iii) additional proposed federal aid of $50 million in the 1997 fiscal year and State aid of $100 million in each of the 1997 through 1999 fiscal years; (iv) the receipt of $300 million in the 1997 fiscal year from privatization or other initiatives, certain of which actions is expected to require legislative action by the City Council; and (v) the assumed receipt of revenues relating to rent payments for the City's airports, totaling $244 million, $226 million and $70 million in the 1997 through 1999 fiscal years, respectively, which are currently the subject of a dispute with the Port Authority and the collection of which may depend on the successful completion of negotiations with the Port Authority or the enforcement of the City's remedies under the leases through pending legal actions. The City was also preparing an additional contingency gap-closing program for the 1997 fiscal year to be comprised of $200 million in additional agency actions.

          The federal and State budgets, when adopted, may result in substantial reductions in revenues for the City, as well as a reduction in projected expenditures in entitlement programs, including Medicare, Medicaid and welfare
programs.   The nature and extent of the impact on the City of the federal and
State budgets, when adopted, is uncertain, and no assurance can be given that federal or State actions included in the federal and State adopted budgets may not have a significant adverse impact on the City's budget and the City Financial Plan.

          The projections for the 1996 through 1999 fiscal years reflected the costs of the proposed settlement with the teachers union and the recent settlement with a coalition of municipal unions, and assumed that the City will reach agreement with its remaining municipal unions under terms which are generally consistent with such settlements.

          The City's financial plans have been the subject of extensive public comment and criticism. The City comptroller has issued reports identifying risks ranging between $440 million and $560 million in the 1996 fiscal year before taking into account the availability of $160 million in the general reserve, and between $2.05 billion and $2.15 billion in the 1997 fiscal year after implementation of the City's proposed gap-closing actions. With respect to the 1997 fiscal year, the report noted that the City Financial Plan assumed the implementation of highly uncertain State and federal actions, most of which are unlikely to be implemented, that would provide between $1.2 billion and $1.4 billion in relief to the City, and identified additional risks. The report concluded that the magnitude of the budget risk for the 1997 fiscal year, after two years of large agency cutbacks and workforce reductions, indicated the seriousness of the City's continuing budget difficulties, and that the City Financial Plan would require substantial revision in order to provide a credible program for dealing with the large projected budget gap for the 1997 fiscal year.

          The City since 1981 has fully satisfied its seasonal financing needs in the public credit markets, repaying all short-term obligations within their fiscal year of issuance. The City has issued $2.4 billion of short-term obligations in fiscal year 1996 to finance the City's current estimate of its seasonal cash flow needs for the 1996 fiscal year. Seasonal financing requirements for the 1995 fiscal year increased to $2.2 billion from $1.75 billion and $1.4 billion in the 1994 and 1993 fiscal years, respectively.

          Certain localities, in addition to the City, could have financial problems leading to requests for additional New York State assistance. The potential impact on the State of such requests by localities was not included in the State's projections of its receipts and disbursements.

          Fiscal difficulties experienced by the City of Yonkers ("Yonkers") resulted in the creation of the Financial Control Board for the City of Yonkers (the "Yonkers Board") by New York State in 1984. The Yonkers Board is charged with oversight of the fiscal affairs of Yonkers. Future actions taken by the Governor or the Legislature to assist Yonkers could result in allocation of New York State resources in amounts that cannot yet be determined.

          Beginning in 1990, the City of Troy experienced a series of budgetary deficits that resulted in the establishment of a Supervisory Board for the City of Troy in 1994. The Supervisory Board's powers were increased in 1995, when Troy MAC was created to help Troy avoid default on certain obligations. The legislation creating Troy MAC prohibits the city of Troy from seeking federal bankruptcy protection while Troy MAC bonds are outstanding.

          Seventeen municipalities received extraordinary assistance during the 1996 legislative session through $50 million in special appropriations targeted for distressed cities.

          Municipalities and school districts have engaged in substantial short-term and long-term borrowings. In 1994, the total indebtedness of all localities in New York State other than New York City was approximately $17.7 billion. A small portion (approximately $82.9 million) of that indebtedness represented borrowing to finance budgetary deficits and was issued pursuant to enabling New York State legislation. State law requires the comptroller to review and make recommendations concerning the budgets of those local government units other than New York City authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding.
Seventeen localities had outstanding indebtedness for deficit financing at the close of their fiscal year ending in 1994.

          From time to time, federal expenditure reductions could reduce, or in some cases eliminate, federal funding of some local programs and accordingly might impose substantial increased expenditure requirements on affected localities. If New York State, New York City or any of the Authorities were to suffer serious financial difficulties jeopardizing their respective access to the public credit markets, the marketability of notes and bonds issued by localities within New York State could be adversely affected. Localities also face anticipated and potential problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Long-range potential problems of declining urban population, increasing expenditures and other economic trends could adversely affect localities and require increasing New York State assistance in the future.


STANDBY COMMITMENTS

     In order to enhance the liquidity, stability or quality of municipal obligations, the Prime Obligations, Money Market, Tax-Exempt Diversified, Tax-Exempt California and Tax-Exempt New York Portfolios each may acquire the right to sell a security to another party at a guaranteed price and date. Such a right to resell may be referred to as a put, demand feature or "standby commitment", depending on its characteristics. The aggregate price which a Portfolio pays for securities with standby commitments may be higher than the price which otherwise would be paid for the securities. Standby commitments may not be available or may not be available on satisfactory terms.

     Standby commitments may involve letters of credit issued by domestic or foreign banks supporting the other party's ability to purchase the security from the Portfolio. The right to sell may be exercisable on demand or at specified intervals, and may form part of a security or be acquired separately by the Portfolio. In considering whether a security meets a Portfolio's quality standards, the Adviser will look to the creditworthiness of the party providing the Portfolio with the right to sell.

     The Portfolios value municipal obligations which are subject to standby commitments at amortized cost. The exercise price of the standby commitments is expected to approximate such amortized cost. No value is assigned to the standby commitments for purposes of determining a Portfolio's net asset value. Since the value of a standby commitment is dependent on the ability of the standby commitment writer to meet its obligation to repurchase, the policy of each Portfolio that may enter into standby commitment transactions is to enter into such transactions only with banks, brokers or dealers which represent a minimal risk of default. The duration of standby commitments will not be a factor in determining the weighted average maturity of a Portfolio.

     Management of the Trust understands that the Internal Revenue Service has issued a favorable revenue ruling to the effect that, under specified circumstances, a registered investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. Institutional Tax-Exempt Assets, the predecessor company of which Tax-Exempt Diversified Portfolio and Tax-Exempt

California Portfolio were series, has received a ruling from the Internal Revenue Service to the effect that it is considered the owner of the municipal obligations subject to standby commitments so that the interest on such instruments will be tax-exempt income to it. The Internal Revenue Service has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. Each of the Tax-Exempt Diversified, Tax-Exempt California and Tax-Exempt New York Portfolios intends to take the position that it is the owner of any municipal obligations acquired subject to a standby commitment or acquired or held with certain other types of put rights and that its distributions of tax-exempt interest earned with respect to such municipal obligations will be tax-exempt for its unitholders. There is no assurance that standby commitments will be available to a Portfolio nor has any Portfolio assumed that such commitments will continue to be available under all market conditions.



                             INVESTMENT LIMITATIONS

     The following restrictions may not be changed with respect to any Portfolio without the approval of the majority of outstanding voting securities of that Portfolio (which, under the Investment Company Act and the rules thereunder and as used in the Prospectus and this Statement of Additional Information, means the lesser of (1) 67% of the units of that Portfolio present at a meeting if the holders of more than 50% of the outstanding units of that Portfolio are present in person or by proxy, or (2) more than 50% of the outstanding units of that Portfolio). Investment restrictions that involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by or on behalf of, a Portfolio, with the exception of borrowings permitted by Investment Restriction
(3).

     Accordingly, the Trust may not, on behalf of any Portfolio:

          (1) make any investment inconsistent with the Portfolio's classification as a diversified company under the Investment Company Act of 1940, as amended ("the Act"). This restriction does not, however, apply to any Portfolio classified as a non-diversified company under the Act.

          (2) purchase securities if such purchase would cause more than 25% in the aggregate of the market value of the total assets of a Portfolio to be invested in the securities of one or more issuers having their principal business activities in the same industry, provided that there is no limitation with respect to, and each Portfolio reserves freedom of action, when otherwise consistent with its investment policies, to concentrate its investments in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, obligations (other than commercial paper) issued or guaranteed by U.S. banks and U.S. branches of U.S. or foreign banks and repurchase agreements and securities loans collateralized by such U.S. Government obligations or such bank obligations. For the purposes of this restriction, state and municipal governments and their agencies, authorities and instrumentalities are not deemed to be industries; telephone companies are considered to be a separate industry from water, gas or electric utilities; personal credit finance companies and business credit finance companies are deemed to be separate industries; and wholly owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents. Notwithstanding the foregoing, the ILA Money Market Portfolio will invest more than 25% of the value of its total assets in bank obligations (whether foreign or domestic) except that if adverse economic conditions prevail in the banking industry the ILA Money Market Portfolio may, for defensive purposes, temporarily invest less than 25% of the value of its total assets in bank obligations.

          (3) borrow money, except (a) that the Portfolio may borrow from banks (as defined in the Act) or through reverse repurchase agreements in amounts up to 33 1/3% of its total assets (including the amount borrowed), (b) the Portfolio may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (c) the Portfolio may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (d) the Portfolio may purchase securities on margin to the extent permitted by applicable law.

          (4) make loans, except (a) through the purchase of debt obligations in accordance with each Portfolio's investment objective and policies, (b) through repurchase agreements with banks, brokers, dealers and other financial institutions, and (c) loans of securities.

          (5) underwrite securities issued by others, except to the extent that the sale of portfolio securities by the Portfolio may be deemed to be an underwriting.

          (6) purchase, hold or deal in real estate, although the Portfolio may purchase and sell securities that are secured by real estate or interests therein, securities of real estate investment trusts and mortgage-related securities and may hold and sell real estate acquired by the Portfolio as a result of the ownership of securities.

          (7) invest in commodities or commodity contracts, except that the Portfolio may invest in currency and financial instruments and contracts that are commodities or commodity contracts.

          (8) issue senior securities to the extent such issuance would violate applicable law.

     Each Portfolio may, notwithstanding any other fundamental investment restriction or policy, invest some or all of its assets in a single open-end investment company or series thereof with substantially the same investment objectives, restrictions and policies as the Portfolio.

     As money market funds, the Portfolios must also comply with Rule 2a-7 under the Investment Company Act. Amendments to Rule 2a-7 have been proposed and are expected to be effective at some time in 1997. The following assumes that such amendments are in effect as currently proposed. While a detailed and technical Rule, Rule 2a-7 has three basic requirements: portfolio maturity, portfolio quality and portfolio diversification. Portfolio maturity. Rule 2a-7 requires that the maximum maturity of any security in a Portfolio's portfolio may not exceed 397 days and a Portfolio's average portfolio maturity may not exceed 90 days. Portfolio quality. A money market fund may only invest in First Tier and Second Tier securities (as defined in the Rule and the Prospectus). Each Portfolio, other than the Tax-Exempt Portfolios, as a matter of non-fundamental policy only invests in First Tier securities. Portfolio diversification. The Prime Obligations, Government, Treasury Obligations, Money Market, Federal, Treasury Instruments and Tax-Exempt Diversified Portfolios may not invest more than 5% of their total assets in the securities of any one issuer (except U.S. Government securities, repurchase agreements collateralized by such securities and certain securities subject to a guarantee or unconditional demand feature). Each of such Portfolios may, however, invest up to 25% of its total assets in the First Tier Securities of a single issuer for a period of up to three business days after the purchase thereof. Tax-Exempt New York and Tax-Exempt California Portfolios, with respect to 75% of their respective total assets, may not invest more than 5% of their total assets in the securities of any one issuer (except U.S. Government securities, repurchase agreements collateralized by such securities and certain securities subject to a guarantee or unconditional demand feature); provided that such funds may not invest more than 5% of their respective total assets in the securities of a single issuer unless the securities are First Tier securities. Immediately after the acquisition of any put (i.e., the right to sell the security within a specified period at a price equal to its amortized cost), with respect to 75% of the assets of a Portfolio, no more than 10% of the Portfolio's total assets may be invested in securities issued by or subject to puts issued by the same issuer. In the case of the Tax-Exempt Portfolios (which are the only Portfolios that invest in Second Tier securities), immediately after the acquisition of a put that is a Second Tier security, no more than 5% of the Tax-Exempt Portfolio's total assets may be invested in securities or puts issued by the institution that issued the put. The Tax-Exempt Portfolios' investment in Second Tier securities that are conduit securities, which are municipal securities involving an agreement or arrangement other than the issuer of the municipal security, that are not subject to an unconditional demand feature, may not exceed 5% of the Portfolio's total assets and the Portfolio's investment in such conduit securities issued by any issuer may not exceed 1% of the Portfolio's total assets. Securities which are rated in the highest short-term rating category by at least two Nationally Recognized Statistical Rating Organizations ("NRSROs"), or if only one NRSRO has assigned a rating, by that NRSRO, are "First Tier Securities". Securities rated in the top two short-term rating categories by at least two NRSROs, but which are not First Tier Securities are "Second Tier Securities." NRSROs include S&P, Moody's, Fitch Investors Services, Inc., Duff and Phelps, Inc., IBCA Limited and its affiliate IBCA Inc., and Thomson BankWatch, Inc. For a description of their rating categories, see Appendix A.

     "Value" for the purposes of all investment restrictions shall mean the value used in determining a Portfolio's net asset value. "U.S. Government securities" shall mean securities issued or guaranteed by the U.S. Government or any of its agencies, authorities or instrumentalities.


                             TRUSTEES AND OFFICERS

     Information pertaining to the Trustees and officers of the Trust is set forth below. Trustees and officers deemed to be "interested persons" of the Trust for purposes of the Investment Company Act are indicated by an asterisk.

NAME, AGE                                                 POSITIONS                             PRINCIPAL OCCUPATION(S)
AND ADDRESS                                               WITH TRUST                              DURING PAST 5 YEARS
----------------------------------  ------------------------------------------------------  --------------------------------

Ashok N. Bakhru, 53                 Chairman                                                Executive Vice President -
1325 Ave. of Americas               & Trustee                                               Finance and Administration
NY, NY  10019                                                                               Chief Financial Officer, Coty Inc.
                                                                                            (since April 1996); President, ABN
                                                                                            Associates (June 1994 to April 1996);
                                                                                            Senior Vice President of Scott Paper
                                                                                            Company until June 1994;
                                                                                            Director of Arkwright Mutual
                                                                                            Insurance Company; Trustee of
                                                                                            International House of
                                                                                            Philadelphia; Member of  Cornell
                                                                                            University Council; Trustee of
                                                                                            the Walnut Street Theater.

*David B. Ford, 51                  Trustee                                                 Managing Director, Goldman
One New York Plaza                                                                          Sachs (since 1996); General
New York, NY 10004                                                                          Partner, Goldman Sachs (1986-1996); Co-
                                                                                            Head of GSAM (since December 1994).

NAME, AGE               POSITIONS     PRINCIPAL OCCUPATION(S)
AND ADDRESS             WITH TRUST      DURING PAST 5 YEARS
----------------------  ----------  ---------------------------

*John P. McNulty, 44    Trustee     Managing Director, Goldman
One New York Plaza                  Sachs (since 1996); General
New York, NY  10004                 Partner of Goldman Sachs (1990-1994 and
                                    1995-1996); Co-Head of GSAM (since November
                                    1995); Limited Partner of Goldman Sachs
                                    (1994 to November 1995).

*Mary P. McPherson, 60  Trustee     President of Bryn Mawr College
Taylor Hall                         (since 1978); Director of Josiah
Bryn Mawr, PA  19010                Macy, Jr. Foundation (since
                                    1977); Director of the Philadelphia
                                    Contributionship (since 1985); Director of
                                    Amherst College (since 1986); Director of
                                    Dayton Hudson Corporation (since 1988);
                                    Director of the Spencer Foundation (since
                                    1993); and member of PNC Advisory Board
                                    (since 1993).

*Alan A. Shuch, 48      Trustee     Limited Partner, Goldman Sachs
One New York Plaza                  (since 1994); Director and
New Yor, NY 10004                   Vice President of Goldman Sachs Funds
                                    Management, Inc. (from April 1990 to
                                    November 1994); President and Chief
                                    Operating Officer, GSAM (from September
                                    1988 to November 1994).

Jackson W. Smart, 66    Trustee     Chairman, Executive Committee, One
Plaza                               Northfield First Commonwealth, Inc. (a
#218                                managed dental care company),
Northfield, IL 60093                (since January 1996); Chairman and Chief
                                    Executive Officer, MSP Communications Inc.
                                    (a company engaged in radio broadcasting)
                                    (since November 1988); Director, Federal Ex
                                    press Corporation (since 1976), Evanston
                                    Hospital Cor poration (since 1980), First
                                    Commonwealth, Inc. (since 1988) and North
                                    American Pri vate Equity Group (a venture
                                    capital fund).

William H. Springer, 67 Trustee     Vice Chairman and Chief
701 Morningside Drive               Financial and Administrative
Lake Forest, IL 60045               Officer of Ameritech (a tele
                                    communications holding


NAME, AGE            POSITIONS    PRINCIPAL OCCUPATION(S)
AND ADDRESS          WITH TRUST   DURING PAST 5 YEARS
-----------          ----------   -------------------
                                  company) (February 1987 to June 1991);
                                  Director, Walgreen Co. (a retail drug store
                                  business); Director of Baker, Fentress & Co.
                                  (a closed-end, management investment company).

Richard P. Strubel, 57  Trustee   Managing Director, Tandem Partners, Inc.
70 West Madison St.               (since 1990); President and Chief Executive
Suite 1400                        Officer, Microdot, Inc. (a diversified
Chicago, IL 60602                 manufacturer of fastening systems and
                                  connectors)(January 1984 to October 1994).

*Douglas C. Grip, 35    Trustee   Vice President, Goldman Sachs
One New York Plaza                & President   (since May 1996); President,
New York, NY 10004                MFS Retirement Services Inc.,
                                  of Massachusetts Financial
                                  Services(prior thereto).

*Scott M. Gilman, 37    Treasurer Director, Mutual Funds Admin-
One New York Plaza                istration, GSAM (since April
New York, NY  10004               1994); Assistant Treasurer,
                                  Goldman Sachs Funds Management,
                                  Inc. (since March 1993); Vice
                                  President, Goldman Sachs (since
                                  March 1990).

*John M. Perlowski, 32  Assistant Vice President, Goldman Sachs
One New York Plaza      Treasurer (since July 1995); Director,
New York, NY  10004               Investors Bank and Trust
                                  Company (November 1993 to July
                                  1995); Audit Manager of Arthur
                                  Andersen LLP (prior thereto).

*Pauline Taylor, 50     Vice      Vice President of Goldman
4900 Sears Tower        President Sachs (since June 1992);
Chicago, IL  60606                Director, Shareholder
                                  Servicing of GSAM (since June 1992).

*John W. Mosior, 58     Vice      Vice President, Goldman Sachs
4900 Sears Tower        President and Manager of Shareholder
Chicago, IL  60606                Servicing of GSAM (since November 1989).

*Nancy L. Mucker, 47    Vice      Vice President, Goldman Sachs;
4900 Sears Tower        President Manager of Shareholder Ser-
Chicago, IL  60606                vicing of GSAM (since November 1989).


NAME, AGE            POSITIONS      PRINCIPAL OCCUPATION(S)
AND ADDRESS          WITH TRUST     DURING PAST 5 YEARS
-----------          ----------     -------------------
*Michael J. Richman, 36  Secretary  Associate General Counsel of
85 Broad Street                     GSAM (since February 1994);
New York, NY  10004                 Vice President and Assistant
                                    General Counsel of Goldman Sachs (since June
                                    1992); Coun sel to the Funds Group, GSAM
                                    (since June 1992); Partner, Hale and Dorr
                                    (September 1991 to June 1992).

*Howard B. Surloff, 31   Assistant  Assistant General Counsel and
85 Broad Street          Secretary  Vice President, Goldman Sachs
New York, NY 10004                  (since November 1993 and May 1994,
                                    respectively ); Counsel to the Funds Group,
                                    GSAM (since November 1993); Associate of
                                    Shereff, Friedman, Hoffman & Goodman (prior
                                    thereto).


*Valerie A. Zondorak, 31 Assistant  Vice President, Goldman Sachs
85 Broad Street          Secretary  (since March 1997); Counsel to
New York, NY 10004                  the Funds Group, GSAM (since
                                    March 1997); Associate of Shereff Friedman,
                                    Hoffman & Goodman (prior thereto).

*Steven E. Hartstein, 33 Assistant  Legal Products Analyst,
85 Broad Street          Secretary  Goldman Sachs (June 1993 to
New York, NY 10004                  present); Funds Compliance
                                    Officer, Citibank Global Asset Management
                                    (August 1991 to June 1993).

*Deborah Farrell, 25     Assistant  Legal Assistant, Goldman
85 Broad Street          Secretary  Sachs (since January 1994).
New York, NY 10004                  Formerly at Cleary Gottlieb,
                                    Steen and Hamilton.

*Kaysie P. Uniacke, 36   Assistant  Vice President and Senior
One New York Plaza       Secretary  Portfolio Manager, GSAM
New York, NY 10004                  (since 1988).

*Elizabeth D.
  Anderson, 27           Assistant  Portfolio Manager, GSAM (since
One New York Plaza       Secretary  April 1996); Junior Portfolio
New York, NY 10004                  Manager, GSAM (1995-1996);
                                    Funds Trading Assistant, GSAM (1993-1995);
                                    Compliance Analyst, Prudential Insurance
                                    (1991-1993).

      Each interested Trustee and officer holds comparable positions with certain other investment companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor. As of April 1, 1997, the Trustees and officers of the Trust as a group owned less than 1% of the outstanding units of beneficial interest of each of the Portfolios.

     The Trust pays each of its Trustees, other than those who are "interested persons" of Goldman Sachs a fee for each Trustee meeting attended and an annual fee. Such Trustees are also reimbursed for travel expenses incurred in connection with attending such meetings.

The following table sets forth certain information with respect to the compensation of each Trustee of the Trust for the fiscal year ended December 31, 1996:


                                          Pension or       Total
                                          Retirement    Compensation
                                           Benefits     from Goldman
                             Aggregate    Accrued as    Sachs Funds
                           Compensation     Part of      (including
                             from the     Portfolios'       the
Name of Trustee             Portfolios     Expenses     Portfolios)*
---------------             ----------     --------     ------------

Paul C. Nagel, Jr.**          $18,150            $0        $62,450
Ashok N. Bakhru               $22,729            $0        $69,299
Marcia L. Beck***             $     0            $0        $     0
David B. Ford                 $     0            $0        $     0
Alan A. Shuch                 $     0            $0        $     0
Jackson W. Smart              $18,893            $0        $58,954
William H. Springer           $18,893            $0        $58,954
Richard P. Strubel            $18,893            $0        $58,954
--------------

* The Goldman Sachs Funds consisted of 29 mutual funds, including the nine portfolios, on December 31, 1996.
**   Retired as of June 30, 1996.
***  Resigned as President and Trustee Trust on May 1, 1996.

                          THE ADVISER, DISTRIBUTOR AND
                                 TRANSFER AGENT

THE ADVISER

          GSAM, a separate operating division of Goldman Sachs, acts as the investment adviser to the Portfolios. Under the Advisory Agreement between Goldman Sachs on behalf of GSAM and the Trust on behalf of the Portfolios, GSAM, subject to the supervision of the Board of Trustees of the Trust and in conformity with the stated policies of each Portfolio, acts as investment adviser and directs the investments of the Portfolios. In addition, GSAM administers the Portfolios' business affairs and, in connection therewith, furnishes the Trust with office facilities and (to the extent not provided by the Trust's custodian, transfer agent, or other organizations) clerical recordkeeping and bookkeeping services and maintains the financial and account records required to be maintained by the Trust. As compensation for these services and for assuming expenses related thereto, the Trust pays GSAM a fee, computed daily and paid monthly at an annual rate of .35% of each Portfolio's average daily net assets. GSAM has agreed to reduce or otherwise limit certain other expenses (excluding fees payable to Service Organizations, taxes, interest, brokerage and litigation, indemnification and other extraordinary expenses) of each Portfolio, on an annualized basis, to .06% of the average daily net assets of the Treasury Instruments, Money Market, Federal, Tax-Exempt Diversified and Tax-Exempt New York Portfolios; and to .07% of the average daily net assets of the Prime Obligations, Treasury Obligations, Government and Tax-Exempt California Portfolios. The amount of such reductions or limits, if any, are calculated monthly and are based on the cumulative difference between a Portfolio's estimated annualized expense ratio and the expense limit for that Portfolio. This amount shall be reduced by any prior payments related to the current fiscal year. GSAM has also voluntarily agreed to waive a portion of its advisory fee for the Treasury Instruments, Money Market, Federal, Tax-Exempt Diversified and Tax-Exempt New York Portfolios during the fiscal year ended December 31, 1996.

          The Trust, on behalf of each Portfolio, is responsible for all expenses other than those expressly borne by GSAM under the Portfolios' Advisory Agreement. The expenses borne by Units of each Portfolio include, without limitation, the fees payable to GSAM, the fees and expenses of the Portfolios' custodian, fees and expenses of the Portfolios' transfer agent, filing fees for the registration or qualification of Units under federal or state securities laws, expenses of the organization of the Portfolios, taxes (including income and excise taxes, if any), interest, costs of liability insurance, fidelity bonds, indemnification or contribution, any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against, the Portfolios for violation of any law, legal and auditing and tax fees and expenses (including the cost of legal and certain accounting services rendered by employees of Goldman Sachs with respect to the

Portfolios), expenses of preparing and setting in type prospectuses, statements of additional information, proxy material, reports and notices, the printing and distribution of the same to Unitholders and regulatory authorities, its proportionate share of the compensation and expenses of its "non-interested" Trustees, and extraordinary expenses incurred by the Portfolios.

          The Advisory Agreement entered into on behalf of the Portfolios was most recently approved by the Board of Trustees, including the"non-interested" Trustees, on April 23, 1997 and by the unitholders of each Portfolio (other than the Treasury Instruments and Tax-Exempt New York Portfolios) on April 19, 1990 and by the unitholders of the Treasury Instruments and Tax-Exempt New York Portfolios on June 3, 1991. The Advisory Agreement will remain in effect until June 30, 1998, and will continue in effect thereafter only if such continuance is specifically approved at least annually by a majority of the Trustees or by a vote of a majority of the outstanding voting securities of the particular Portfolio, as defined in the Investment Company Act, and, in either case, by a majority of "non-interested" Trustees.

          For the fiscal years ended December 31, 1996, December 31, 1995 and December 31, 1994 the amount of the advisory fee incurred by each Portfolio was as follows:

                                       1996        1995        1994
                                    ----------  ----------  ----------

Prime Obligations Portfolio         $5,185,990  $6,728,074  $9,135,344
Money Market Portfolio               2,955,074   2,618,275   2,663,551
Treasury Obligations Portfolio       3,157,511   3,206,490   3,545,307
Treasury Instruments Portfolio       1,555,342   1,079,236     687,965
Government Portfolio                 2,509,206   3,259,056   4,804,362
Federal Portfolio                    5,426,430   4,543,196   3,396,214
Tax-Exempt Diversified Portfolio     3,850,742   3,795,451   4,372,766
Tax-Exempt California Portfolio      1,410,751   1,030,447     867,058
Tax-Exempt New York Portfolio          266,835     234,853     150,735

GSAM agreed not to impose a portion of its advisory fees for the fiscal years ended December 31, 1996, December 31, 1995 and December 31, 1994 with respect to the Money Market, Treasury Instruments, Federal, Tax-Exempt Diversified and Tax-Exempt New York Portfolios. Had such fees been imposed, the following additional fees would have been incurred for the periods indicated:


                                       1996        1995        1994

Money Market Portfolio              $  492,512  $  436,325  $  443,925
Treasury Instruments Portfolio       2,073,789   1,438,992     917,292
Federal Portfolio                    4,069,823   3,407,655   2,547,168
Tax-Exempt Diversified Portfolio     1,540,297   1,518,129   1,749,116
Tax-Exempt New York Portfolio           92,366     109,464     123,050


In addition, GSAM assumed certain expenses related to the operations of each Portfolio during various periods of 1996, 1995 and 1994 to the extent such expenses would have caused each Portfolio's total expenses to exceed, on an annualized basis, certain contractual or voluntary expense limitations. Had these expenses not been assumed, the following additional expenses would have been incurred for such years:

     1996 1995 1994
     ---- ---- ----


Prime Obligations Portfolio         $234,432  $347,317   $635,085
Money Market Portfolio               243,590   135,715    301,326
Treasury Obligations Portfolio       212,886   203,882    371,456
Treasury Instruments Portfolio       220,794   223,652    150,525
Government Portfolio                 231,536   276,785    526,310
Federal Portfolio                    452,463   302,153    326,417
Tax-Exempt Diversified Portfolio      24,367   239,829    217,296
Tax-Exempt California Portfolio       22,092    19,625     34,612
Tax-Exempt New York Portfolio         16,029    32,403     51,675


     The Advisory Agreement provides that GSAM shall not be liable to a Portfolio for any error of judgment by GSAM or for any loss sustained by the Portfolio except in the case of GSAM's willful misfeasance, bad faith, gross negligence or reckless disregard of duty. Each Portfolio may use any name derived from the name "Goldman Sachs" only so long as the Advisory Agreement remains in effect. The Advisory Agreement also provides that it shall terminate automatically if assigned and that it may be terminated with respect to any particular Portfolio without penalty by vote of a majority of the Trustees or a majority of the outstanding voting securities of that Portfolio on 60 days' written notice to GSAM or by GSAM without penalty at any time on 90 days' written notice to the Trust.

     Under the Advisory Agreement, GSAM is also responsible for the administration of each Portfolio's business affairs subject to the supervision of the Trustees and, in connection therewith, furnishes each Portfolio with office facilities and is responsible for ordinary clerical, recordkeeping and bookkeeping functions, to the extent not provided pursuant to the Portfolios' custodian agreements; preparation and filing of documents required to comply with federal and state securities laws; supervising the activities of the Portfolios' custodian and transfer agent; providing assistance in connection with meetings of the Trustees and unitholders; and other administrative services necessary to conduct the Trust's business.

     In managing the Tax-Exempt Diversified Portfolio, the Tax-Exempt California Portfolio and the Tax-Exempt New York Portfolio, GSAM will draw upon the extensive research generated by Goldman Sachs' Municipal Credit Group. The Credit Group's research team continually reviews current information regarding the issuers of municipal and other tax-exempt securities, with particular focus on long-term creditworthiness, short-term liquidity, debt service costs, liability structures, and administrative and economic characteristics.

THE DISTRIBUTOR AND TRANSFER AGENT

     Goldman Sachs acts as principal underwriter and distributor of each Portfolio's units. The Distribution Agreement between Goldman Sachs and the Trust was most recently approved by the Trustees on April 23, 1997. Goldman Sachs retained approximately $300 of commissions on redemptions of Class B shares during 1996. Goldman Sachs also serves as the Portfolios' transfer agent. Goldman Sachs provides customary transfer agency services to the Portfolios, including the handling of unitholder communications, the processing of unitholder transactions, the maintenance of unitholder account records, payment of dividends and distributions and related functions. For these services, Goldman Sachs receives .04% (on an annualized basis) of the average daily net assets with respect to each Portfolio (other than the Prime Obligations Portfolio). With respect to the Prime Obligations Portfolio, Goldman Sachs is entitled to receive a fee from the Portfolio equal to the classes proportionate share of the total transfer agency fees borne by the Portfolio, which are equal to $12,000 per year plus $7.50 per account, together with out-of-pocket expenses (including those out of pocket expenses payable to servicing agents) applicable to ILA Class B and ILA Class C Units and .04% of the average daily net assets of the other classes of the Prime Obligations Portfolio. Goldman Sachs may from time to time agree that the fee it would otherwise be entitled to receive under its transfer agency agreement will be reduced.

For the fiscal years ended December 31, 1996, December 31, 1995 and December 31, 1994 the Portfolios incurred transfer agency fees as follows:

                                       1996       1995       1994

Prime Obligations Portfolio         $  592,685  $768,923  $1,044,039
Money Market Portfolio                 394,010   349,060     355,140
Treasury Obligations Portfolio         360,858   366,456     405,178
Treasury Instruments Portfolio         414,758   287,798     183,457
Government Portfolio                   286,766   372,463     549,070
Federal Portfolio                    1,085,286   908,708     679,243
Tax-Exempt Diversified Portfolio       616,119   607,252     699,643
Tax-Exempt California Portfolio        161,229   117,765      99,092
Tax-Exempt New York Portfolio           41,051    39,298      32,139


     Goldman Sachs is one of the largest international investment banking firms in the United States. Founded in 1869, Goldman Sachs is a major investment banking and brokerage firm providing a broad range of financing and investment services both in the United States and abroad. As of November 29, 1996, Goldman Sachs and its consolidated subsidiaries had assets of approximately $152 billion and partners' capital of $5.2 billion. Goldman Sachs became registered as an investment adviser in 1981. As of March 24, 1997, Goldman Sachs, together with its affiliates, acted as investment adviser, administrator or distributor for approximately $104.9 billion in total assets.

     ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED
     -------------------------------------------------------------------------
BY GOLDMAN SACHS.  The involvement of the Adviser and Goldman Sachs and their
----------------
affiliates, in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to the Funds or impede their investment activities.

     Goldman Sachs and its affiliates, including, without limita-tion, the Adviser and its advisory affiliates have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) which have investment objectives similar to those of the Portfolios and/or which engage in transactions in the same types of securities, currencies and instruments as the Portfolios. Goldman Sachs and its affiliates are major partici pants in the global currency, equities, swap and fixed-income markets, in each case on a proprietary basis and for the accounts of customers. As such, Goldman Sachs and its affiliates are actively engaged in transactions in the same securities, curren cies, and instruments in which the Portfolios invest. Such activities could affect the prices and availability of the securities, currencies, and instruments in which the Portfolios invest, which could have an adverse impact on each Portfolio's performance. Such transactions, particularly in respect of proprietary accounts or customer accounts other than those included in the Adviser's and its advisory affiliates' asset management activities, will be executed independently of the Portfolios' transactions and thus at prices or rates that may be more or less favorable. When the Adviser and its advisory affiliates seek to purchase or sell the same assets for their managed accounts, including the Portfolios, the assets actually purchased or sold may be allocated among the accounts on a basis determined in its good faith discretion to be equitable. In some cases, this system may adversely affect the size or the price of the assets purchased or sold for the Portfolios.

     From time to time, the Portfolios' activities may be restricted because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a result, there may be peri ods, for example, when the Adviser, and/or its affiliates, will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which, or in securities of issuers for which, the Adviser and/or its affiliates are performing services or when position limits have been reached.

     In connection with their management of the Portfolios, the Adviser may have access to certain fundamental analysis and proprietary technical models developed by Goldman Sachs and other affiliates. The Adviser will not be under any obligation, however, to effect transactions on behalf of the Portfolios in accordance with such analysis and models. In addition, neither Goldman Sachs nor any of its affiliates will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Portfolios and it is not anticipated that the Advisers will have access to such information for the purpose of managing the Portfolios. The proprietary activities or portfolio strategies of Goldman Sachs and its affiliates or the activities or strategies used for accounts managed by them or other customer accounts could conflict with the transactions and strategies employed by the Adviser in managing the Portfolios.

     The results of each Portfolio's investment activities may differ significantly from the results achieved by the Adviser and its affiliates for their proprietary accounts or accounts (includ ing investment companies or collective investment vehicles) managed or advised by them. It is possible that Goldman Sachs and its affiliates and such other accounts will achieve investment results which are substantially more or less favorable than the results achieved by a Portfolio. Moreover, it is possible that a Portfolio will sustain losses during periods in which Goldman Sachs and its affiliates achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible.

     An investment policy committee which may include partners of Goldman Sachs and its affiliates may develop general policies regarding a Portfolio's activities, but will not be involved in the day-to-day management of such Portfolio. In such instances, those individuals may, as a result, obtain information regarding the Portfolio's proposed investment activities which is not generally available to the public. In addition, by virtue of their affili ation with Goldman Sachs, any such member of an investment policy committee will have direct or indirect interests in the activities of Goldman Sachs and its affiliates in securities, currencies and investments similar to those in which the Portfolio invests.

     In addition, certain principals and certain of the employees of the Adviser are also principals or employees of Goldman Sachs or its affiliated entities.
As a result, the performance by these principals and employees of their obligations to such other entities may be a consideration of which investors in the Funds should be aware.

     The Adviser may enter into transactions and invest in instru ments in which customers of Goldman Sachs serve as the counterparty, principal or issuer. In such cases, such party's interests in the transaction will be adverse to the interests of the Portfolios, and such party may have no incentive to assure that the Portfolios obtain the best possible prices or terms in connection with the transactions. Goldman Sachs and its affiliates may also create, write or issue derivative instruments for customers of Goldman Sachs or its affiliates, the underlying securities, currencies or instruments of which may be those in which the Portfolios invest or which may be based on the performance of a Portfolio. The Portfolios may, subject to applicable law, purchase investments which are the subject of an underwriting or other distribution by Goldman Sachs or its affiliates and may also enter into transactions with other clients of Goldman Sachs or its affiliates where such other clients have interests adverse to those of the Portfolios. At times, these activities may cause departments of the Firm to give advice to clients that may cause these clients to take actions adverse to the interest of the client. To the extent affiliated transactions are permitted, the Portfolios will deal with Goldman Sachs and its affiliates on an arm's-length basis.

     Each Portfolio will be required to establish business relationships with its counterparties based on the Portfolio's own credit standing. Neither Goldman Sachs nor its affiliates will have any obligation to allow their credit to be used in connection with a Portfolio's establishment of its business relationships, nor is it expected that a Portfolio's counterparties will rely on the credit of Goldman Sachs or any of its affiliates in evaluating the Portfolio's creditworthiness.

     From time to time, Goldman Sachs or any of its affiliates may, but is not required to, purchase and hold shares of a Portfolio in order to increase the assets of the Portfolio. Increasing a Portfolio's assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce a Portfolio's expense ratio. Goldman Sachs reserves the right to redeem at any time some or all of the shares of a Portfolio acquired for its own account. A large redemption of shares of a Portfolio by Goldman Sachs could significantly reduce the asset size of the Portfolio, which might have an adverse effect on a Portfolio's investment flexibility, portfolio diversification and expense ratio. Goldman Sachs will consider the effect of redemptions on a Portfolio and other unitholders in deciding whether to redeem its units.

                             PORTFOLIO TRANSACTIONS

     GSAM places the portfolio transactions of the Portfolios and of all other accounts managed by GSAM for execution with many firms. GSAM uses its best efforts to obtain execution of portfolio transactions at prices which are advantageous to each Portfolio and at reasonable competitive spreads or (when a disclosed commission is being charged) at reasonably competitive commission rates. In seeking such execution, GSAM will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including without limitation the size and type of the transaction, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the broker-dealer, the general execution and operational capabilities of the firm, the reputation, reliability, experience and financial condition of the firm, the value and quality of the services rendered by the firm in this and other transactions, and the reasonableness of the spread or commission, if any. Securities purchased and sold by the Portfolios are generally traded in the over-the-counter market on a net basis (i.e., without commission) through broker-dealers and banks acting for their own account rather than as brokers, or otherwise involve transactions directly with the issuer of such securities.

     Goldman Sachs is active as an investor, dealer and/or underwriter in many types of municipal and money market instruments. Its activities in this regard could have some effect on the markets for those instruments which the Portfolios buy, hold or sell. An order has been granted by the SEC under the Investment Company Act which permits the Portfolios to deal with Goldman Sachs in transactions in certain taxable securities in which Goldman Sachs acts as principal. As a result, the Portfolios may trade with Goldman Sachs as principal subject to the terms and conditions of such exemption.

     Under the Investment Company Act, the Portfolios are prohibited from purchasing any instrument of which Goldman Sachs is a principal underwriter during the existence of an underwriting or selling syndicate relating to such instrument, absent an exemptive order (the order referred to in the preceding paragraph will not apply to such purchases) or the adoption of and compliance with certain procedures under such Act. The Trust has adopted procedures which establish, among other things, certain limitations on the amount of debt securities that may be purchased in any single offering and on the amount of the Trust's assets that may be invested in any single offering. Accordingly, in view of Goldman Sachs' active role in the underwriting of debt securities, a Portfolio's ability to purchase debt securities in the primary market may from time to time be limited.

     In certain instances there may be securities which are suitable for more than one Portfolio as well as for one or more of the other clients of GSAM. Investment decisions for each Portfolio and for GSAM's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a man ner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security in a particular transaction as far as a Portfolio is concerned. Each Portfolio believes that over time its ability to participate in volume transactions will produce better executions for the Portfolios.

     During the fiscal year ended December 31, 1996, the Trust acquired and sold securities of its regular broker/dealers: Bear Stearns, Chase Manhattan, Daiwa Securities, Lehman, Morgan Stanley, Smith Barney Inc., Swiss Bank Corp. and Union Bank of Switzerland.

     As of December 31, 1996, the Prime Obligations Portfolio held the following amounts of securities of its regular broker/dealers; as defined in Rule 10b-1 under the Investment Company Act, or their parents ($ in thousands): Chase Manhattan ($57,038), Smith Barney ($30,000), Morgan Stanley ($58,323), and Swiss Bank Corp. ($3,806).

     As of December 31, 1996, the Money Market Portfolio held the following amounts of securities of its regular broker/dealers; as defined in Rule 10b-1 under the Investment Company Act, or their parents ($ in thousands): Bear Stearns ($34,778), Morgan Stanley ($70,359), Chase Manhattan ($30,388), and Swiss Bank Corp. ($13,730).

     As of December 31, 1996, the Treasury Obligations Portfolio held the following amounts of securities of its regular broker/dealers; as defined in Rule 10b-1, or their parents ($ in thousands): Bear Stearns Companies ($35,000), Daiwa Securities ($35,000), Lehman ($35,000), Smith Barney Inc. ($30,000), Union Bank of Switzerland ($30,000), Chase Manhattan ($107,833), Morgan Stanley ($129,400), and Swiss Bank Corp. ($58,316).

     As of December 31, 1996, the Government Portfolio held the following amounts of securities of its regular broker/dealers; as defined in Rule 10b-1, or their parents ($ in thousands): Bear Stearns Companies ($30,000), Daiwa Securities ($30,000), Lehman ($30,000), Morgan Stanley ($120,363), Chase Manhattan ($100,303), and Swiss Bank Corp. ($54,244).

                                NET ASSET VALUE

     The net asset value per unit of each Portfolio is determined by the Portfolios' custodian as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time) on each Business Day. A Business Day means any day on which the New York Stock Exchange is open, except for days on which Chicago, Boston or New York banks are closed for local holidays. Such holidays include: New Year's Day, Martin Luther King Day, Presi dent's Day, Good Friday, Memorial Day, the Fourth of July, Labor Day, Columbus Day, Veteran's Day, Thanksgiving Day and Christmas Day.

     Each Portfolio's securities are valued using the amortized cost method of valuation in an effort to maintain a constant net asset value of $ 1.00 per unit, which the Board of Trustees has determined to be in the best interest of the Portfolios and their unitholders. This method involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Portfolio would receive if it sold the instrument. During such periods, the yield to an investor in a Portfolio may differ somewhat from that obtained in a similar investment company which uses available market quotations to value all of its portfolio securities. During periods of declining interest rates, the quoted yield on units of a Portfolio may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio instruments. Thus, if the use of amortized cost by a Portfolio resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Portfolio would be able to obtain a somewhat higher yield if he or she purchased units of the Portfolio on that day, than would result from investment in a fund utilizing solely market values, and existing investors in the Portfolio would receive less investment income. The converse would apply in a period of rising interest rates.

     The Trustees have established procedures designed to stabilize, to the extent reasonably possible, each Portfolio's price per unit as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of each Portfolio by the Trustees, at such intervals as they deem appropriate, to determine whether the Portfolio's net asset value calculated by using available market quotations (or an appropriate substitute which reflects market conditions) deviates from $1.00 per unit based on amortized cost, as well as review of methods used to calculate the deviation. If such deviation exceeds 1/2 of 1%, the Trustees will promptly consider what action, if any, will be initiated. In the event the Trustees determine that a deviation exists which may result in material dilution or other unfair results to investors or existing unitholders, they will take such corrective action as they regard to be necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding part or all of dividends or payment of distributions from capital or capital gains; redemptions of units in kind; or establishing a net asset value per unit by using available market quotations or equivalents. In addition, in order to stabilize the net asset value per unit at $1.00 the Trustees have the authority (1) to reduce or increase the number of units outstanding on a pro rata basis, and (2) to offset each unitholder's pro rata portion of the deviation between the net asset value per unit and $1.00 from the unitholder's accrued dividend account or from future dividends. Each Portfolio may hold cash for the purpose of stabilizing its net asset value per unit. Holdings of cash, on which no return is earned, would tend to lower the yield on such Portfolio's units.

     In order to continue to use the amortized cost method of valuation for each Portfolio's investments, the Portfolios must comply with Rule 2a-7. See "Investment Restrictions."

     The proceeds received by each Portfolio for each issue or sale of its units, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Portfolio and constitute the underlying assets of that Portfolio. The underlying assets of each Portfolio will be segregated on the books of account, and will be charged with the liabilities in respect to such Portfolio and with a share of the general liabilities of the Trust. Expenses with respect to the Portfolios are to be allocated in proportion to the net asset values of the respective Portfolios except where allocations of direct expenses can otherwise be fairly made. In addition, within each Portfolio, ILA Units, ILA Administration Units, ILA Service Units and ILA Class B and Class C Units (Prime Obligations Portfolio only) will be subject to different expense structures (see "Organization and Capitalization").

                                  REDEMPTIONS

     The Trust may suspend the right of redemption of units of a Portfolio and may postpone payment for any period: (i) during which the New York Stock Exchange is closed other than customary weekend and holiday closings or during which trading on the New York Stock Exchange is restricted, (ii) when the SEC determines that a state of emergency exists which may make payment or transfer not rea sonably practicable, (iii) as the SEC may by order permit for the protection of the unitholders of the Trust or (iv) at any other time when the Trust may, under applicable laws and regulations, suspend payment on the redemption of the Portfolio's units.

     The Trust agrees to redeem units of each Portfolio solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Portfolio during any 90-day period for any one unitholder. The Trust reserves the right to pay other redemptions, either total or partial, by a distribution in kind of securities (instead of cash) from the applicable Portfolio's portfolio. The securities distributed in such a distribution would be valued at the same value as that assigned to them in calculating the net asset value of the units being redeemed. If a unitholder receives a distribution in kind, he or she should expect to incur transaction costs when he or she converts the securities to cash.

                        CALCULATION OF YIELD QUOTATIONS

     Each Portfolio's yield quotations are calculated by a standard method prescribed by the rules of the SEC. Under this method, the yield quotation is based on a hypothetical account having a balance of exactly one unit at the beginning of a seven-day period.

     Yield, effective yield and tax-equivalent yield are calculated separately for each class of units of a Portfolio. Each type of unit is subject to different fees and expenses and may have differing yields for the same period.

     The yield quotation is computed as follows: the net change, exclusive of capital changes (i.e., realized gains and losses from the sale of securities and unrealized appreciation and depreciation), in the value of a hypothetical pre-existing account having a balance of one unit at the beginning of the base period is determined by dividing the net change in account value by the value of the account at the beginning of the base period. This base period return is then multiplied by 365/7 with the resulting yield figure carried to the nearest 100th of 1%. Such yield quotation shall take into account all fees that are charged to a Portfolio.

     Each Portfolio also may advertise a quotation of effective yield for a 7-calendar day period. Effective yield is computed by compounding the unannualized base period return determined as in the preceding paragraph by adding 1 to that return, raising the sum to the 365/7 power and subtracting one from the result, according to the following formula:

            Effective Yield = [(base period return + 1)/365/7/] - 1

     The Tax-Exempt Diversified, Tax-Exempt California, Tax-Exempt New York, Federal and Treasury Instruments Portfolios may also advertise a tax-equivalent yield which is computed by dividing that portion of a Portfolio's yield (as computed above) which is tax-exempt by one minus a stated income tax rate and adding the quotient to that portion, if any, of the yield of the Portfolio that is not tax-exempt.

     Unlike bank deposits or other investments which pay a fixed yield or return for a stated period of time, the return for a Portfolio will fluctuate from time to time and does not provide a basis for determining future returns. Return is a function of portfolio quality, composition, maturity and market conditions as well as of the expenses allocated to each Portfolio. The return of a Portfolio may not be comparable to other investment alternatives because of differences in the foregoing variables and differences in the methods used to value portfolio securities, compute expenses and calculate return.

     The yield, effective yield and tax-equivalent yield of each Portfolio with respect to ILA Units, ILA Administration Units, ILA Service Units and ILA Class B Units for the seven-day period ended December 31, 1996 were as follows:


                                                             Tax-
                                                Effective  Equivalent
                                       Yield      Yield      Yield
                                       -----    ---------  ----------
Prime Obligations Portfolio:
  ILA Units                             5.12       5.25       N/A
  ILA Administration Units              4.97       5.10       N/A
  ILA Service Units                     4.72       4.85       N/A
  ILA Class B Units                     4.12       4.25       N/A

Money Market Portfolio:
  ILA Units                             5.20       5.33       N/A
  ILA Administration Units              5.05       5.18       N/A


  ILA Service Units                     4.80       4.93  N/A

Treasury Obligations Portfolio:
  ILA Units                             5.19       5.32  N/A
  ILA Administration Units              5.04       5.17  N/A
  ILA Service Units                     4.79       4.92  N/A

Treasury Instruments Portfolio:
  ILA Units                             4.84       4.95  N/A
  ILA Administration Units              4.69       4.80  N/A
  ILA Service Units                     4.44       4.55  N/A

Government Portfolio:
  ILA Units                             5.19       5.32  N/A
  ILA Administration Units              5.04       5.17  N/A
  ILA Service Units                     4.79       4.92  N/A

Federal Portfolio:
  ILA Units                             5.15       5.28  N/A
  ILA Administration Units              5.00       5.13  N/A
  ILA Service Units                     4.75       4.88  N/A

Tax-Exempt Diversified Portfolio:
  ILA Units                             3.58       3.64        5.93
  ILA Administration Units              3.43       3.49        5.68
  ILA Service Units                     3.18       3.24        5.26

Tax-Exempt California Portfolio***:
  ILA Units                             3.47       3.53        5.75
  ILA Administration Units              3.32       3.38        5.50
  ILA Service Units**                   3.07       3.13        5.08

Tax-Exempt New York Portfolio*
  ILA Units                             3.52       3.58        5.83
  ILA Administration Units              3.37       3.43        5.58
  ILA Service Units**                   3.12       3.18        5.17

-------------------------

* 6.39%, 6.12% and 5.67% for the ILA Units, ILA Administration Units and ILA Service Units, respectively, when taking New York State taxes into account, and 6.72%, 6.43% and 5.96%, respectively, when taking New York City taxes into account.

** Assuming such Units had been outstanding and were subject to maximum administration or service fees.

***  6.48%, 6.20% and 5.73% for the ILA Units, ILA Administration Units and ILA
   Service Units, respectively, when taking California State taxes into account.

  The information set forth in the foregoing table reflects certain fee reductions and expense limitations voluntarily agreed to by the Adviser. See "The Adviser, Distributor and Transfer Agent." In the absence of such fee reductions and expense limitations, the yield of each Portfolio for the same period would have been as follows:

                                                              Tax-
                                               Effective   Equivalent
                                      Yield      Yield       Yield
                                      -----    ---------   ----------
Prime Obligations Portfolio
  ILA Units                            5.10       5.23        N/A
  ILA Administration Units             4.95       5.08        N/A
  ILA Service Units                    4.70       4.83        N/A

  ILA Class B Units                    4.10       4.23  N/A

Money Market Portfolio
  ILA Units                            5.15       5.28  N/A
  ILA Administration Units             5.00       5.13  N/A
  ILA Service Units                    4.75       4.88  N/A

Treasury Obligations Portfolio
  ILA Units                            5.16       5.30  N/A
  ILA Administration Units             5.01       5.15  N/A
  ILA Service Units                    4.76       4.90  N/A

Treasury Instruments Portfolio
  ILA Units                            4.62       4.73  N/A
  ILA Administration Units             4.47       4.58  N/A
  ILA Service Units                    4.22       4.33  N/A

Government Portfolio
  ILA Units                            5.16       5.30  N/A
  ILA Administration Units             5.01       5.15  N/A
  ILA Service Units                    4.76       4.90  N/A

Federal Portfolio
  ILA Units                            4.99       5.11  N/A
  ILA Administration Units             4.84       4.96  N/A
  ILA Service Units                    4.59       4.71  N/A

Tax-Exempt Diversified Portfolio
  ILA Units                            3.48       3.54        5.76
  ILA Administration Units             3.33       3.39        5.51
  ILA Service Units                    3.08       3.14        5.10

Tax-Exempt California Portfolio***
  ILA Units                            3.47       3.53        5.75
  ILA Administration Units             3.32       3.38        5.50
  ILA Service Units**                  3.07       3.13        5.08

Tax-Exempt New York Portfolio*
  ILA Units                            3.42       3.48        5.66
  ILA Administration Units             3.27       3.33        5.41
  ILA Service Units**                  3.02       3.08        5.00

------------------------------------------------------------------

* 6.21%, 5.94% and 5.48% for the ILA Units, ILA Administration Units and ILA Service Units, respectively, when taking New York State taxes into account, and 6.53%, 6.24% and 5.77%, respectively, when taking New York City taxes into account.

** Assuming such Units had been outstanding and were subject to maximum administration or service fees.

***  6.48%, 6.20% and 5.73% for the ILA Units, ILA Administration Units and ILA
   Service Units, respectively, when taking the California State Taxes into account.

     The quotations of tax-equivalent yield set forth above for the seven-day period ended December 31, 1996 are based on a federal marginal tax rate of 39.6%.

     With respect to the Tax-Exempt California Portfolio, the California top marginal State personal income tax rate of 9.30% is being assumed in addition to the 39.6% federal tax rate, for a combined tax rate of 46.42%. With respect to the Tax-Exempt New

York Portfolio, the tax equivalent yields are being shown under three scenarios. The first scenario assumes a federal marginal tax rate of 39.6%, the second scenario assumes a New York top marginal State personal income tax rate of 6.85%, for a combined effective tax rate of 44.94%. The third scenario assumes a New York City top marginal personal income tax rate of 4.46% in addition to the above federal and New York State tax rates, for a combined effective tax rate of 47.63%. The combined tax rates assume full deductibility of state and, if applicable, city taxes in computing federal tax liability.

     In addition, from time to time, advertisements or information may include a discussion of asset allocation models developed or recommended by GSAM and/or its affiliates, certain attributes or benefits to be derived from asset allocation strategies and the Goldman Sachs mutual funds that may form a part of such an asset allocation strategy. Such advertisements and information may also include a discussion of GSAM's current economic outlook and domestic and international market views and recommend periodic tactical modifications to current asset allocation strategies. Such advertisements and information may include other material which highlight or summarize the services provided in support of an asset allocation program.

     From time to time any Portfolio may publish an indication of its past performance as measured by independent sources such as (but not limited to) Lipper Analytical Services, Incorporated, Weisenberger Investment Companies Service, Donoghue's Money Fund Report, Barron's, Business Week, Changing Times, Financial World, Forbes, Money, Morningstar Mutual Funds, Micropal, Personal Investor, Sylvia Porter's Personal Finance, and The Wall Street Journal.

     The Trust may also advertise information which has been provided to the NASD for publication in regional and local newspapers. In addition, the Trust may from time to time advertise a Portfolio's performance relative to certain indices and benchmark investments, including (without limitation): inflation and interest rates, certificates of deposit (CDs), money market deposit accounts (MMDAs), checking accounts, savings accounts and repurchase agreements. The Trust may also compare a Portfolio's performance with that of other mutual funds with similar investment objectives.

     The composition of the investments in such mutual funds, comparative indices and the characteristics of such benchmark investments are not identical to, and in some cases are very different from, those of a Portfolio. Indices and averages are generally unmanaged and the items included in the calculations of such indices and averages may not be identical to the formulas used by a Fund to calculate its performance data.

     A Portfolio's performance data will be based on historical results and is not intended to indicate future performance. A Portfolio's performance will vary based on market conditions, portfolio expenses, portfolio investments and other factors.

Return for a Portfolio will fluctuate unlike certain bank deposits or other investments which pay a fixed yield or return.

     The Trust may also, at its discretion, from time to time make a list of a Portfolio's holdings available to investors upon request. The Trust may from time to time summarize the substance of discussions contained in shareholder reports in advertisements and publish the Adviser's views as to markets, the rationale for a Fund's investments and discussions of a Fund's current holdings.

     In addition, from time to time, quotations from articles from financial and other publications, such as those listed above, may be used in advertisements, sales literature and in reports to unitholders.



                                TAX INFORMATION

     Each Portfolio has qualified and has elected or intends to qualify and elect to be treated and to qualify as a separate regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, (the "Code"). Such qualification does not involve supervision of management or investment practices or policies by any governmental agency or bureau.

     In order to qualify as a regulated investment company, each Portfolio must, among other things, (a) derive at least 90% of its gross income for the taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or certain other investments (the "90% Test"); (b) derive less than 30% of its gross income for the taxable year from the sale or other disposition of stock or securities or certain other investments held less than three months; and (c) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the market value of the Portfolio's total gross assets is represented by cash and cash items (including receivables), U.S. Government securities, securities of other regulated investment companies and other securities limited, in respect of any one issuer, to an amount not greater in value than 5% of the value of the Portfolio's total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Portfolio's total (gross) assets is invested in the securities (other than U.S. Government securities and securities of other regulated investment companies) of any one issuer or two or more issuers controlled by the Portfolio and engaged in the same, similar or related trades or businesses. For purposes of these requirements, participation interests will be treated as securities, and the issuer will be identified on the basis of market risk and credit risk associated with any particular interest. Certain payments received with respect to such interests, such as commitment fees and certain facility fees, may not be treated as income qualifying under the 90% test.

     Each Portfolio, as a regulated investment company, will not be subject to federal income tax on any of its net investment income and net realized capital gains that are distributed to unitholders with respect to any taxable year in accordance with the Code's timing and other requirements, provided that the Portfolio distributes at least 90% of its investment company taxable income (generally, all of its net taxable income other than "net capital gain," which is the excess of net long-term capital gain over net short-term capital loss) for such year and, in the case of any Portfolio that earns tax-exempt interest, at least 90% of the excess of the tax-exempt interest it earns over certain disallowed deductions. A Portfolio will be subject to federal income tax at regular corporate rates on any investment company taxable income or net capital gain that it does not distribute for a taxable year. In order to avoid a non-deductible 4% federal excise tax, each Portfolio must distribute (or be deemed to have distributed) by December 31 of each calendar year at least 98% of its taxable ordinary income for such year, at least 98% of the excess of its capital gains over its capital losses (generally computed on the basis of the one-year period ending on October 31 of such year), and all taxable ordinary income and the excess of capital gains over capital losses for the previous year that were not distributed in such year and on which the Portfolio paid no federal income tax.

     Dividends paid by a Portfolio from taxable net investment income (including income attributable to accrued market discount and a portion of the discount on certain stripped tax-exempt obligations and their coupons) and the excess of net short-term capital gain over net long-term capital loss will be treated as ordinary income in the hands of unitholders. Such distributions will not qualify for the corporate dividends-received deduction. Dividends paid by a Portfolio from the excess of net long-term capital gain (if any) over net short-term capital loss are taxable to unitholders as long-term capital gain, regardless of the length of time the units of a Portfolio have been held by such unitholders, and also will not qualify for the corporate dividends-received deduction. A Portfolio's net realized capital gains for a taxable year are computed by taking into account realized capital losses, including any capital loss carryforward of that Portfolio.

     Distributions paid by the Tax-Exempt Diversified, Tax-Exempt California and Tax-Exempt New York Portfolios from tax-exempt interest received by them and properly designated as "exempt-interest dividends" will generally be exempt from regular federal income tax, provided that at least 50% of the value of the applicable Portfolio's total assets at the close of each quarter of its taxable year consists of tax-exempt obligations, i.e., obligations described in Section
                                         - -
103(a) of the Code (not including units of other regulated investment companies that may pay exempt-interest dividends, because such units are not treated as tax-exempt obligations for this purpose). Dividends paid by the other Portfolios from any tax-exempt interest they may receive will not be tax-exempt, because they will not satisfy the 50% requirement described in the preceding sentence. A portion of any tax-exempt distributions attributable to interest on certain "private activity bonds," if any, received by a Portfolio may constitute a tax preference items and may give rise to, or increase liability under, the alternative minimum tax for particular unitholders. In addition, tax-exempt distributions of the Portfolios may be considered in computing the "adjusted current earnings" preference item of their corporate unitholders in determining the corporate alternative minimum tax. To the extent that the Tax-Exempt Diversified, Tax-Exempt California and Tax-Exempt New York Portfolios invest in certain short-term instru ments, including repurchase agreements, the interest on which is not exempt from Federal income tax, or earn other taxable income any distributions of income from such investments or other taxable income will be taxable to unitholders as ordinary income. All or substantially all of any interest on indebtedness incurred directly or indirectly to purchase or carry units of the Portfolio will generally not be deductible. The availability of tax-exempt obligations and the value of the Portfolios may be affected by restrictive tax legislation enacted in recent years.

     In purchasing municipal obligations, the Tax-Exempt Diversified, Tax-Exempt California and Tax-Exempt New York Portfolios rely on opinions of nationally-recognized bond counsel for each issue as to the excludability of interest on such obligations from gross income for federal income tax purposes and, where applicable, the tax-exempt nature of such interest under the personal income tax laws of a particular state. These Portfolios do not undertake independent investigations concerning the tax-exempt status of such obligations, nor do they guarantee or represent that bond counsels' opinions are correct.

     Distributions of net investment income and net realized capital gains will be taxable as described above, whether received in units or in cash.
Unitholders electing to receive distributions in the form of additional units will have a cost basis in each unit so received equal to the amount of cash they would have received had they elected to receive cash.

     Certain Portfolios may be subject to foreign withholding taxes or other foreign taxes with respect to their investments in certain securities of foreign entities. These taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties in some cases, and each Portfolio intends to satisfy any procedural requirements to qualify for benefits under these treaties. Although no Portfolio anticipates that more than 50% of the value of its total assets at the close of a taxable year will be composed of securities of foreign corporations, if the 50% requirement were satisfied by a portfolio, that a Portfolio could make an election under Code Section 853 to permit its unitholders to claim a credit or deduction on their federal income tax returns for their pro rata portion of qualified taxes paid by that Portfolio in foreign countries. In the event such an election is made, unitholders will be required to include their pro rata share of such taxes in gross income and may be entitled to claim a foreign tax credit or deduction with respect to such taxes, subject to certain limitations under the Code. Unitholders who are precluded from taking such credits or deductions will nevertheless be taxed on their pro rata share of the foreign taxes included in their gross income, unless they are otherwise exempt from federal income tax.

     Each Portfolio will be required to report to the Internal Revenue Service all taxable distributions, except in the case of certain exempt unitholders. Under the backup withholding provisions of Code Section 3406, all such distributions may be subject to withholding of federal income tax at the rate of 31% in the case of nonexempt unitholders who fail to furnish the Portfolio with their taxpayer identification number and with certain certifications required by the Internal Revenue Service or if the Internal Revenue Service or a broker notifies a Portfolio that the number furnished by the unitholder is incorrect or that the unitholder is subject to backup withholding as a result of failure to report interest or dividend income. However, any taxable distributions from the Tax-Exempt Diversified, Tax-Exempt California and Tax-Exempt New York Portfolios will not be subject to backup withholding if the applicable Portfolio reasonably estimates that at least 95% of its distributions will be exempt-interest dividends. The Portfolios may refuse to accept an application that does not contain any required taxpayer identification number or certification that the number provided is correct, if applicable, or that the investor is an exempt recipient. If the withholding provisions are applicable, any such distributions, whether taken in cash or reinvested in units, will be reduced by the amounts required to be withheld. Investors may wish to consult their tax advisers about the applicability of the backup withholding provisions.

     Redemptions (including exchanges) and other dispositions of units in transactions that are treated as sales for tax purposes will generally not result in taxable gain or loss, provided that the Portfolios successfully maintain a constant net asset value per share, but a loss may be recognized to the extent a CDSC is imposed on the redemption or exchange of ILA Class B or Class C Units. All or a portion of such a loss may be disallowed under applicable code provisions in certain circumstances. Unitholders should consult their own tax advisors with reference to their circumstances to determine whether a redemption, exchange, or other disposition of Portfolio Units is properly treated as a sale for tax purposes.

     All distributions (including exempt-interest dividends) whether received in units or cash, must be reported by each unitholder who is required to file a federal income tax return. The Portfolios will inform unitholders of the federal income tax status of their distributions after the end of each calendar year, including, in the case of the Tax-Exempt Diversified, Tax-Exempt California and Tax-Exempt New York Portfolios, the amounts that qualify as exempt-interest dividends and any portions of such amounts that constitute tax preference items under the federal alternative minimum tax. Unitholders who receive exempt-interest dividends and have not held their units of the applicable Portfolio for its entire taxable year may have designated as tax-exempt or as a tax preference item a percentage of their distributions which is not exactly equal to a proportionate share of the amount of tax-exempt interest or tax preference income earned during the period of their investment in such Portfolio. Each unitholder should consult his or her own tax advisor to determine the tax consequences of an investment in a Portfolio in the unitholder's own state and locality.

     Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions, and certain prohibited transactions is accorded to accounts maintained as qualified retirement plans. Unitholders should consult their tax advisers for more information.

     The foregoing discussion relates solely to U.S. federal income tax law as it applies to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates) subject to tax under such law. The discussion does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies and financial institutions. Each unitholder who is not a U.S. person should consult his or her tax adviser regarding the U.S. and non-U.S. tax consequences of ownership of units of a Portfolio, including the possibility that such a unitholder may be subject to a U.S. nonresident alien withholding tax at a rate of 30% (or at a lower rate under an applicable U.S. income tax treaty) on certain distributions from a Portfolio and, if a current IRS Form W-8 or acceptable substitute is not on file with the Portfolio, may be subject to backup withholding on certain payments.

STATE AND LOCAL

     The Portfolios may be subject to state or local taxes in jurisdictions in which the Portfolios may be deemed to be doing business. In addition, in those states or localities which have income tax laws, the treatment of a Portfolio and its unitholders under such laws may differ from their treatment under Federal income tax laws, and an investment in the Portfolios may have tax consequences for unitholders that are different from those of a direct investment in the Portfolios' securities. Unitholders should consult their own tax advisers concerning these matters. For example, in such states or localities it may be appropriate for unitholders to review with their tax advisers the state income and, if applicable, intangible property tax consequences of investments by the Portfolios in securities issued by the particular state or the U.S. Government or its various agencies or instrumentalities, because many states (i) exempt from personal income tax distributions made by regulated investment companies from interest on obligations of the particular state or on direct U.S. Government obligations and/or (ii) exempt from intangible property tax the value of the units of such companies attributable to such obligations, subject to certain state-specific requirements and/or limitations. See also the discussion below of these applicable provisions in California and New York.

     Provided that the Portfolios qualify as regulated investment companies and incur no federal income tax liability, the Portfolios may still be subject to New York State and City minimum taxes, which are small in amount.

     California State Taxation. The following discussion of California tax law assumes that the Tax-Exempt California Portfolio will be qualified as a regulated investment company under Subchapter M of the Code and will be qualified thereunder to pay exempt-interest dividends. The Tax-Exempt California Portfolio intends to qualify for each taxable year under California law to pay "exempt interest dividends" which will be exempt from the California personal income tax.

     Individual unitholders of the Tax-Exempt California Portfolio who reside in California will not be subject to California personal income tax on distributions received from the Portfolio to the extent such distributions are exempt-interest dividends at tributable to interest on obligations the interest on which is exempt from California personal income tax provided that the Portfolio satisfies the requirement of California law that at least 50% of its assets at the close of each quarter of its taxable year be invested in such obligations and properly designates such exempt-interest dividends under California Law. Distributions from the Tax-Exempt California Portfolio which are attributable to sources other than those described in the second preceding sentence will generally be taxable to such unitholders as ordinary income. Moreover, California legislation which incorporates Subchapter M of the Code provides that capital gain dividends may be treated as long-term capital gains. Such gains are currently subject to personal income tax at ordinary income tax rates. Capital gains that are retained by the Portfolio will be taxed to that Portfolio, and California residents will receive no California personal income tax credit for such tax. Distributions other than exempt-interest dividends are includable in income subject to the California alternative minimum tax.

     Distributions from investment income and long-term and short-term capital gains will generally not be excluded from taxable income in determining California corporate franchise taxes for corporate unitholders and will be treated as ordinary dividend income for such purposes. In addition, such distributions may be includable in income subject to the alternative minimum tax.

     Interest on indebtedness incurred or continued by unitholders to purchase or carry units of the Tax-Exempt California Portfolio will not be deductible for California personal income tax purposes.

     In addition, any loss realized by a unitholder of the Tax-Exempt California Portfolio upon the sale of units held for six months or less may be disallowed to the extent of any exempt-interest dividends received with respect to such units. Moreover, any loss realized upon the redemption of units within six months from the date of purchase of such units and following receipt of a long-term capital gains distribution will be treated as long-term capital loss to the extent of such long-term capital gains distribution. Finally, any loss realized upon the redemption of units within thirty days before or after the acquisition of other units of the same Portfolio may be disallowed under the "wash sale" rules.

     New York City and State Taxation. Individual unitholders who are residents of New York State will be able to exclude for New York State income tax purposes that portion of the exempt-interest dividends properly designated as such from the Tax-Exempt New York Portfolio which is derived from interest on obligations of New York State and its political subdivisions and obligations of Puerto Rico, the U.S. Virgin Islands and Guam. Exempt- interest dividends may be properly designated as such only if, as anticipated, at least 50% of the value of the assets of the Portfolio are invested at the close of each quarter of its taxable year in obligations of issuers the interest on which is excluded from gross income for federal income tax purposes. Individual unitholders who are residents of New York City will also be able to exclude such income for New York City income tax purposes. Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of the Tax-Exempt New York Portfolio is not deductible for New York State or New York City personal income tax purposes.

     Long-term capital gains, if any, that are distributed by the Tax-Exempt New York Portfolio and are properly designated as capital gain dividends will be treated as capital gains for New York State and City income tax purposes in the hands of New York State and New York City residents

     Unitholders should consult their tax advisers about the application of the provisions of tax law described in this Statement of Additional Information in light of their particular tax situations.

     This discussion of the tax treatment of the Portfolio and its unitholders is based on the tax laws in effect as of the date of this Statement of Additional Information.

                        ORGANIZATION AND CAPITALIZATION

     The Portfolios were reorganized from series of a Massachusetts business Trust as part of Goldman Sachs Trust, a Delaware business trust, by a Declaration of Trust dated January 28, 1997 on April 30, 1997.

     The Act requires that where more than one class or series of units exists, each class or series must be preferred over all other classes or series in respect of assets specifically allocated to such class or series. The Trustees also have authority to classify and reclassify any series of units into one or more classes of units. As of the date of this Statement of Additional Information, the Trustees have authorized the issuance of up to three classes of units of each of the Portfolios: ILA Units, ILA Administration Units and ILA Service Units. In addition, the Trustees have authorized a fourth and fifth class of units, ILA Class B Units and ILA Class C Units, with respect to the Prime Obligations Portfolio.

     Each ILA Unit, ILA Administration Unit, ILA Service Unit, ILA Class B Unit and ILA Class C Unit of a Portfolio represents an equal proportionate interest in the assets belonging to that Portfolio. It is contemplated that most units (other than ILA Class B or Class C Units) will be held in accounts of which the record owner is a bank or other institution acting, directly or through an agent, as nominee for its customers who are the beneficial owners of the units or another organization designated by such bank or institution. ILA Class B and Class C Units generally are only issued upon exchange from Class B or Class C Shares, respectively, of other Funds of the Goldman Sachs mutual funds. ILA Units may be purchased for accounts held in the name of an investor or institution that is not compensated by the Trust for services provided to the institution's investors. ILA Administration Units may be purchased for accounts held in the name of an investor or an institution that provides certain account administration services to its customers, including maintenance of account records and processing orders to purchase, redeem and exchange ILA Administration Units. ILA Administration Units of each Portfolio bear the cost of administration fees at the annual rate of up to .15 of 1% of the average daily net assets of such Units. ILA Service Units may be purchased for accounts held in the name of an institution that provides certain account administration and unitholder liaison services to its customers, including maintenance of account records, processing orders to purchase, redeem and exchange ILA Service Units, responding to customer inquiries and assisting customers with investment procedures. ILA Service Units bear the cost of service fees at the annual rate of up to .40 of 1% of the average daily net assets of such Units. ILA Class B Units of the Prime Obligations Portfolio are sold subject to a contingent deferred sales charge of up to 5.0% and ILA Class C Units are sold subject to a contingent deferred sales charge of 1.0% if redeemed within 12 months of purchase. ILA Class B and Class C Units are sold through brokers and dealers who are members of the National Association of Securities Dealers Inc. and certain other financial services firms that have sales arrangements with Goldman Sachs. ILA Class B and Class C Units bear the cost of distribution (Rule 12b-1) fees at the aggregate rate of up to 0.75% of the average daily net assets attributable to ILA Class B and Class C Units, respectively. ILA Class B and Class C Units also bear the cost of an Authorized Dealer Service Plan at an annual rate of up to 0.25% of the average daily net assets of the Prime Obligations Portfolio attributable to ILA Class B and Class C Units.

     It is possible that an institution or its affiliates may offer different classes of units to its customers and thus receive different compensation with respect to different classes of units of the same Portfolio. In the event a Portfolio is distributed by salespersons or any other persons, they may receive different compensation with respect to different classes of units of the Portfolio. ILA Administration Units, ILA Service Units, ILA

Class B Units and ILA Class C Units each have certain exclusive voting rights on matters relating to their respective plans. Units of each class may be exchanged only for Units of the same class in another Portfolio or, in the case of the Prime Obligations Portfolio, shares of the corresponding class of certain other mutual funds sponsored by Goldman Sachs. Except as described above, the five classes of units are identical. Certain aspects of the Units may be altered, after advance notice to unitholders, if it is deemed necessary in order to satisfy certain tax regulatory requirements.

     Rule 18f-2 under the Act provides that any matter required to be submitted by the provisions of the Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding units of each class or series affected by such matter. Rule 18f-2 further provides that a class or series shall be deemed to be affected by a matter unless the interests of each class or series in the matter are substantially identical or the matter does not affect any interest of such class or series. However, Rule 18f-2 exempts the selection of independent public accountants, the approval of principal distribution contracts and the election of directors from the separate voting requirements of Rule 18f-2.

     When issued units are fully paid and non-assessable. In the event of liquidation, unitholders are entitled to share pro rata in the net assets of the applicable class of the relevant Portfolio available for distribution to such unitholders. All units entitle their holders to one vote per unit, are freely transferable and have no preemptive subscription or conversion rights.

     The Trust is not required to hold annual meetings of unitholders and does not intend to hold such meetings. In the event that a meeting of unitholders is held, each unit of the Trust will be entitled, as determined by the Trustees, either to one voter for each unit or to one vote for each dollar of net asset value represented by such units on all matters presented to unitholders including the election of Trustees (this method of voting being referred to as "dollar based voting"). However, to the extent required by the Act or otherwise determined by the Trustees, series and classes of the Trust will vote separately from each other. Unitholders of the Trust do not have cumulative voting rights in the election of Trustees. Meetings of unitholders of the Trust, or any series or class thereof, may be called by the Trustees, certain officers or upon the written request of holders of 10% or more of the units entitled to vote at such meetings. The unitholders of the Trust will have voting rights only with respect to the limited number of matters specified in the Declaration of Trust and such other matters as the Trustees may determine or may be required by law.

     The Declaration of Trust provides for indemnification of Trustees, officers and agents of the Trust unless the recipient is adjudicated (i) to be liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office or (ii) not to have acted in good faith in the reasonable belief that such person's actions were in the best interest of the Trust. The Declaration of Trust provides that, if any shareholder or former shareholder of any series is held personally liable solely by reason of being or having been a shareholder and not because of the shareholder's acts or omissions or for some other reason, the shareholder or former shareholder (or heirs, executors, administrators, legal representatives or general successors) shall be held harmless from and indemnified against all loss and expense arising from such liability. The Trust acting on behalf of any affected series, must, upon request by such shareholder, assume the defense of any claim made against such shareholder for any act or obligation of the series and satisfy any judgment thereon from the assets of the series.

     The Declaration of Trust permits the termination of the Trust or of any series or class of the Trust (i) by a majority of the affected shareholders at a meeting of shareholders of the Trust, series or class; or (ii) by a majority of the Trustees without shareholder approval if the Trustees determine that such action is in the best interest of the Trust or its shareholders. The factors and events that the Trustees may take into account in making such determination include (i) the inability of the Trust or any successor series or class to maintain its assets at an appropriate size; (ii) changes in laws or regulations governing the Trust, series or class or affecting assets of the type in which it invests; or (iii) economic developments or trends having a significant adverse impact on their business or operations.

     The Declaration of Trust authorizes the Trustees without shareholder approval to cause the Trust, or any series thereof, to merge or consolidate with any corporation, association, trust or other organization or sell or exchange all or substantially all of the property belonging to the Trust or any series thereof. In addition, the Trustees, without shareholder approval, may adopt a master-feeder structure by investing all or a portion of the assets of a series of the Trust in the securities of another open-end investment company.

     The Declaration of Trust permits the Trustees to amend the Declaration of Trust without a shareholder vote. However, shareholders of the Trust have the right to vote on any amendment (i) that would affect the voting rights of shareholders, (ii) that is required by law to be approved by shareholders; (iii) that would amend the voting provisions of the Declaration of Trust; or (iv) that the Trustees determine to submit to shareholders.

     The Trustees may appoint separate Trustees with respect to one or more series or classes of the Trust's shares (the "Series Trust ees"). Series Trustees may, but are not required to, serve as Trustees of the Trust or any other series or class of the Trust. The Series Trustees have, to the exclusion of any other Trustees of the Delaware Trust, all the powers and authorities of Trustees under the Trust Instrument with respect to any other series or class.

     As of July 15, 1997, the only holders of record of 5% or more of the outstanding units of the Prime Obligations Portfolio were Duquesne Capital Management, Inc., 2579 Washington Rd. Ste. 322, Pittsburgh, PA 15241-2563 (__%); Harris Trust & Savings Bank, 200 W. Monroe Street, 12th Floor, Chicago, IL 60606-5509 (__%); United Missouri Bank of Kansas City, PO Box 419692, Kansas City 64141-6692 (__%); and VF Corporation, 1047 North Park Road, Wyomissing, PA 19610 (__%).

     As of July 15, 1997, the only holders of record of 5% or more of the outstanding units of the Money Market Portfolio were Bank of New York, 48 Wall Street, New York, NY 10286 (___%) and Stone Street & Bridge Street Funds, 85 Broad Street, 4th Floor, New York, NY 10004-2434 (___%).

     As of July 15, 1997, the only holders of record of 5% or more of the outstanding units of the Treasury Obligations Portfolio were Bank of New York
(NCD), 1 Wall Street, 5th Floor, New York, NY 10286-0001 (___%); Bankers Trust Company, PO Box 897, Des Moines, IA 50304-0897 (___%); First National Bank of Omaha, PO Box 3128, Omaha, NE 68103-0128 (___%; Firstar Bank Madison, N.A., PO Box 7900, Madison, WI 53707-7900 (___%) and National City Bank Kentucky, 4100
W. 150th Street, 3rd Floor N. Annex, Cleveland, OH  44135 (___%).

     As of July 15, 1997, the only holders of record of 5% or more of the outstanding units of the Treasury Instruments Portfolio were Bank of New York
(NCD), 1 Wall Street, 5th Floor, New York, NY 10286-0001 (___%); Emerald Partners, 237 Park Avenue Ste. 801, New York, NY 10017-3142 (___%); and Morgan Stanley, 2 No. LaSalle Street, Ste. 500, Chicago, IL 60602 (___%).

     As of July 15, 1997, the only holders of record of 5% or more of the outstanding units of the Government Portfolio were American Exploration Co., 1331 Lamar Street, Ste. 900, Houston, TX 77010-3027 (___%); Comerica Bank, PO Box 55-519, Detroit, MI 48255-0499 (___%); Morgan Stanley, 2 No. LaSalle Street, Ste. 500, Chicago, IL 60602 (___%); Northern Trust, 50 South LaSalle Street, Chicago, IL 60675 (___%); State Street Bank & Trust Co., PO Box 1992, Boston, MA 02105-1992 (___%); United Missouri Bank of Kansas City, PO Box 419692, Kansas City, MO 64141-6692 (___%); and Wells Fargo Bank, 26610 Agoura Rd., Calabasas, CA 91302-1954 (___%).

     As of July 15, 1997, the only holders of record of 5% or more of the outstanding units of the Tax-Exempt New York Portfolio were Bank of New York, 48 Wall Street, New York, NY 10286 (___%); Marine Midland Bank, PO Box 4203, Buffalo, NY 14240 (___%); Shames Trust Accounts, 57 Holly Place, Briarcliff, NY 10510-2107 (___%) and Stephen Apkon & Lisa Hertz Apkon, 33 Ashland Ave., Pleasantville, NY 10570-2301 (___%).

     As of July 15, 1997, the only holders of record of 5% or more of the outstanding units of the Tax-Exempt California Portfolio were Bodri Capital Management, Inc., 525 University Ave., Ste. 1322, Palo Alto, CA 94301 (___%); and Chong-Moon Lee & Reiko-Takahashi Joint Tenants, 26541 Taaffe Road, Los Altos, CA 94022-4313.

     As of July 15, 1997, the only holders of record of 5% or more of the outstanding units of the Federal Portfolio was Bank of New York, 48 Wall Street, New York, NY 10286 (___%); and The Baupost Group, Inc., PO Box 389125, Cambridge, MA 02238-9998 (___%).

     As of July 15, 1997, the only holders of record of 5% of more of the outstanding units of the Tax-Exempt Diversified Portfolio was Bodri Capital Management, Inc., 525 University Ave., Ste. 1322, Palo Alto, CA 94301 (___%); and Chong-Moon Lee, Los Altos, CA 94022-4313 (___%).

UNITHOLDER AND TRUSTEE LIABILITY

     Under Delaware law, the unitholders of the Portfolios are not generally subject to liability for the debts or obligations of the Trust. Similarly, Delaware law provides that a series of the Trust will not be liable for the debts or obligations of any other series of the Trust. However, no similar statutory or other authority limiting business trust unitholder liability exists in many other states. As a result, to the extent that a Delaware business trust or a unitholder is subject to the jurisdiction of courts of such other states, the courts may not apply Delaware law and may thereby subject the Delaware business trust unitholders to liability. To guard against this risk, the Declaration of Trust contains express disclaimer of unitholder liability for acts or obligations of a Portfolio. Notice of such disclaimer will normally be given in each agreement, obligation or instrument entered into or executed by a Portfolio or the Trustees. The Declaration of Trust provides for indemnification by the relevant Portfolio for all loss suffered by a unitholder as a result of an obligation of the Portfolio. The Declaration of Trust also provides that a Portfolio shall, upon request, assume the defense of any claim made against any unitholder for any act or obligation of the Portfolio and satisfy any judgment thereon. In view of the above, the risk of personal liability of unitholders is remote.

     In addition to the requirements set forth under the Declaration of Trust, the Trust provides that unitholders may bring a derivative action on behalf of the Trust only if the following conditions are met: (a) unitholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstanding units of the Portfolio, or 10% of the outstanding units of the class to which such action relates, shall join in the request for the Trustees to commence such action; and (b) the Trustees must be afforded a reasonable amount of time to consider such unitholder request and to investigate the basis of such claim. The Trustees shall be entitled to retain counsel or other advisers in considering the merits of the request and shall require an undertaking by the Unitholders making such request to reimburse the Portfolio for the expense of any such advisers in the event that the Trustees determine not to bring such action.

     The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

                           CUSTODIAN AND SUBCUSTODIAN

State Street Bank and Trust Company ("State Street") has been retained to act as custodian of the Portfolios' assets. In that capacity, State Street maintains the accounting records and calculates the daily net asset value per unit of the Portfolios. Its mailing address is P.O. Box 1713, Boston, MA 02105. State Street has appointed The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois 60675 as subcustodian to hold cash and certain securities purchased by the Trust.

                            INDEPENDENT ACCOUNTANTS

Arthur Andersen LLP, independent public accountants, One International Place, Boston, MA 022210, have been selected as auditors of the Trust. In addition to audit services, Arthur Andersen LLP prepares the Trust's federal and state tax returns, and provides consultation and assistance on accounting, internal control and related matters.

                              FINANCIAL STATEMENTS

     The Financial Statements of the Portfolios, including the Statements of Investments as of December 31, 1996, the Statements of Assets and Liabilities as of December 31, 1996, the related Statements of Operations for the period then ended, the Statements of Changes in Net Assets and the Financial Highlights for the periods presented, the Notes to the Financial Statements, and the Report of Independent Public Accountants, all of which are included in the 1996 Annual Report to the unitholders, are attached hereto and incorporated by reference into this Statement of Additional Information.

                                  SERVICE PLAN
                            (ILA Service Units Only)

     The Trust, on behalf of each Portfolio, has adopted a service plan (the "Plan") with respect to the ILA Service Units which authorizes the Portfolios to compensate Service Organizations for providing certain account administration and personal account maintenance services to their customers who are or may become beneficial owners of such units. Pursuant to the Plan, the Trust, on behalf of each Portfolio, enters into agreements with Service Organizations which purchase ILA Service Units on behalf of their customers ("Service Agreements"). Under such Service Agreements the Service Organizations may: (a) act, directly or through an agent, as the sole unitholder of record and nominee for all customers, (b) maintain account records for each customer who beneficially owns ILA Service Units, (c) answer questions and handle correspondence from customers regarding their accounts, (d) process customer orders to purchase, redeem and exchange ILA Service Units, and handle the transmission of funds representing the customers' purchase price or redemption proceeds, (e) issue confirmations for transactions in units by customers, (f) provide facilities to answer questions from prospective and existing investors about ILA Service Units, (g) receive and answer investor correspondence, including requests for prospectuses and statements of additional information,
(h) display and make prospectuses available on the Service Organization's premises, (i) assist customers in completing application forms, selecting dividend and other account options and opening custody accounts with the Service Organization, and (j) act as liaison between customers and the Trust, including obtaining information from the Trust, working with the Trust to correct errors and resolve problems and providing statistical and other information to the Trust. As compensation for such services, the Trust on behalf of each Portfolio pays each Service Organization a service fee in an amount up to .40% (on an annualized basis) of the average daily net assets of the ILA Service Units of each Portfolio attributable to or held in the name of such Service Organization for its customers; provided, however, that the fee paid for personal and account maintenance services shall not exceed .25% of such average daily net assets.

     For the fiscal years ended December 31, 1996, December 31, 1995 and December 31, 1994, the amount of the service fees paid by each Portfolio then in existence to Service Organizations was as follows:

                             1996       1995      1994
                          ----------  --------  --------

Prime Obligations
  Portfolio               $  494,274  $937,733  $630,669

Money Market Portfolio       128,313   102,642    82,267

 Treasury Obligations
  Portfolio               $  579,790   478,419   435,536

Treasury Instruments
  Portfolio                1,266,586   316,188   187,470

Government Portfolio         352,931   430,114   603,447

Federal Portfolio            562,023   254,508    34,415

Tax-Exempt Diversified
  Portfolio                  130,158   220,790   187,137

Tax-Exempt California
  Portfolio/(1)/                  --        --        --

Tax-Exempt New York
  Portfolio/(1)/                  --        --        --

----------
/(1)/ ILA Service Unit activity has not commenced operations.


    The Trust has adopted each Plan pursuant to Rule 12b-l under the Investment Company Act in order to avoid any possibility that payments to the Service Organizations pursuant to the Service Agreements might violate the Investment Company Act. Rule 12b-l, which was adopted by the Securities and Exchange Commission under the Investment Company Act, regulates the circumstances under which an investment company such as the Trust may bear expenses associated with the distribution of its securities. In particular, such an investment company cannot engage directly or indirectly in financing any activity which is primarily intended to result in the sale of securities issued by the company unless it has adopted a plan pursuant to, and complies with the other requirements of, such Rule. The Trust believes that fees paid for the services provided in the Plan and described above are not expenses incurred primarily for effecting the distribution of ILA Service Units. However, should such payments be deemed by a court or the Securities and Exchange Commission to be distribution expenses, such payments would be duly authorized by the Plan.

    The Glass-Steagall Act prohibits all entities which receive deposits from engaging to any extent in the business of issuing, underwriting, selling or distributing securities, although institutions such as national banks are permitted to purchase and sell securities upon the order and for the account of their customers. Should future legislative or administrative action or judicial or administrative decisions or interpretations prohibit or restrict the activities of one or more of the Service Organizations in connection with the Trust, such Service Organi zations might be required to alter materially or discontinue the services performed under their Service Agreements. If one or more of the Service Organizations were restricted from effecting purchases or sales of ILA Service Units automatically pursuant to pre-authorized instructions, for example, effecting such transactions on a manual basis might affect the size and/or growth of the Portfolios. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and other financial institutions purchasing ILA Service Units on behalf of their customers may be required to register as dealers pursuant to state law. Any such alteration or discontinuance of services could require the Trustees of the Trust to consider changing the Trust's method of operations or providing alternative means of offering ILA Service Units to customers of such Service Organizations, in which case the operation of the Trust, its size and/or its growth might be significantly altered. It is not anticipated, however, that any alteration of the Trust's operations would have any effect on the net asset value per unit or result in financial losses to any unitholder.

    Conflict of interest restrictions (including the Employee Retirement Income Security Act of 1974) may apply to a Service Organization's receipt of compensation paid by the Trust in connection with the investment of fiduciary funds in ILA Service Units. Service Organizations, including banks regulated by the Comptroller of the Currency, the Federal Reserve Board or the Federal Deposit Insurance Corporation, and investment advisers and other money managers subject to the jurisdiction of the Securities and Exchange Commission, the Department of Labor or State Securities Commissions, are urged to consult legal advisers before investing fiduciary assets in ILA Service Units.

    The Plans were approved by the respective holders of ILA Service Units of each Portfolio (other than the Tax-Exempt California and Tax-Exempt New York Portfolios) on June 3, 1991. The Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of such Plans or the related Service Agreements, most recently voted to approve the Plans and Service Agreements at a meeting called for the purpose of voting on such Plan and Service Agreements on April 23, 1997. They will remain in effect until April 30, 1998 and will continue in effect thereafter only if such continuance is specifically approved annually by a vote of the Trustees in the manner described above. A Plan may not be amended to increase materially the amount to be spent for the services described therein without approval of the ILA Service unitholders of the affected Portfolio, and all material amendments of a Plan must also be approved by the Trustees in the manner described above. A Plan may be terminated at any time by a majority of the Trustees as described above or by vote of a majority of the outstanding ILA Service Units of the affected Portfolio. The Service Agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the Trustees as described above or by a vote of a majority of the outstanding ILA Service Units of the affected Portfolio on not more than 60 days' written notice to any other party to the Service Agreements. The Service Agreements shall terminate automatically if assigned. So long as the Plans are in effect, the selection and nomination of those Trustees who are not interested persons shall be determined by the discretion of the Trust's Nominating Committee, which consists of all of the non-interested members of the Board of Trustees. The Trustees have determined that, in their judgment, there is a reasonable likelihood that the Plans will benefit the Portfolios and holders of ILA Service Units of such Portfolios. In the Trustees' quarterly review of the Plans and Service Agreements, they will consider their continued appropriateness and the level of compensation provided therein.

DISTRIBUTION AND AUTHORIZED DEALER SERVICE PLANS (ILA CLASS B AND CLASS C UNITS
ONLY)

AUTHORIZED DEALER SERVICE PLAN

      As described in the Prospectus, the Prime Obligations Portfolio with respect to each of its ILA Class B and Class C Units has adopted a non-Rule 12b-1 Authorized Dealer Service Plan (an "Authorized Dealer Service Plan") pursuant to which Goldman Sachs and Authorized Dealers are compensated for the provision of personal and account maintenance services. The Authorized Dealer Service Plan has been most recently approved with respect to ILA Class B Units and initially approved with respect to ILA Class C Units by the Board of Trustees, including a majority of the non-interested Trustees who have no direct or indirect financial interest in the Authorized Dealer Service Plan, at a meeting held on April 23, 1997. With respect to its ILA Class B and Class C Units, the Prime Obligations Portfolio's Authorized Dealer Service Plan provides for the compensation for personal and account maintenance services at an annual rate of up to 0.25% of the Portfolio's average daily net assets attributable to ILA Class B Units and Class C Units, respectively. For the fiscal year ended December 31, 1996, the Prime Obligations Portfolio paid Goldman Sachs $128 under the Service Plan with respect to its Class B units.

    The Authorized Dealer Service Plan will remain in effect until May 1, 1998 and from year to year thereafter, provided that the continuance of such service plan is approved annually by a majority vote of the Trustees of the Trust, including a majority of the non-interested Trustees who have no direct or indirect financial interest in the Authorized Dealer Service Plan. All material amendments of the Authorized Dealer Service Plan must also be approved by the Trustees of the Trust in the manner described above. The Authorized Dealer Service Plan may be terminated at any time as to the ILA Class B or Class C Units of the Prime Obligations Portfolio without payment of any penalty by a vote of a majority of the non-interested Trustees of the Trust or by vote of a majority of the outstanding ILA Class B Units or Class C Units, respectively, of the Prime Obligations Portfolio. The Trustees of the Trust have determined that in their judgment there is a reasonable likelihood that the Authorized Dealer Service Plan will benefit the Prime Obligations Portfolio and its ILA Class B and Class C Unitholders.

    CLASS B DISTRIBUTION PLAN (ILA CLASS B UNITS). As described in the Prospectus, the Trust has adopted, on behalf of the Prime Obligations Portfolio, a distribution plan (the "Class B Plan") pursuant to Rule 12b-1 under the Investment Company Act with respect to ILA Class B Units. See "Distribution and Authorized Dealer Service Plans" in the Prospectus.

    The Class B Plan was most recently approved on April 23, 1997 on behalf of the Trust by a majority vote of the Trust's Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the Class B Plan, cast in person at a meeting called for the purpose of approving the Class B Plan.

    With respect to the Prime Obligations Portfolio, the compensation payable under the Class B Plan is equal to 0.75% per annum of the average daily net assets attributable to ILA Class B Units of that Portfolio. The fees received by Goldman Sachs under the Class B Plan and contingent deferred sales charges on ILA Class B Units may be sold by Goldman Sachs as distributor to entities which provide financing for payments to Authorized Dealers in respect of sales of ILA Class B Units. To the extent such fee is not paid to such dealers, Goldman Sachs may retain such fee as compensation for its services and expenses of distributing the Prime Obligations Portfolio's ILA Class B Units. If such fee exceeds its expenses, Goldman Sachs may realize a profit from these arrangements. For the fiscal year ended December 31, 1996, the Prime Obligations Portfolio paid Goldman Sachs $382 under the Class B Plan.

    The Class B Plan is a compensation plan which provides for the payment of a specified distribution fee without regard to the distribution expenses actually incurred by Goldman Sachs. If the Class B Plan were terminated by the Trust's Board of Trustees and no successor plan were adopted, the Prime Obligations Portfolio would cease to make distribution payments to Goldman Sachs and Goldman Sachs would be unable to recover the amount of any of its unreimbursed distribution expenditures.

     Under the Class B Plan, Goldman Sachs, as distributor of the Portfolio's ILA Class B Units, will provide to the Board of Trustees for its review, and the Board will review at least quarterly, a written report of the services provided and amounts expended by Goldman Sachs under the Class B Plan and the purposes for which such services were performed and expenditures were made.

     The Class B Plan will remain in effect with respect to the Prime Obligations Portfolio from year to year, provided such continuance is approved annually by a majority vote of the Board of Trustees, including a majority of the non-interested Trustees. The Class B Plan may not be amended to increase materially the amount to be spent for the services described therein as to the Prime Obligations Portfolio without approval of a majority of the outstanding ILA Class B Unitholders of that Portfolio. All material amendments of the Class B Plan must also be approved by the Board of Trustees of the Trust in the manner described above. The Class B Plan may be terminated at any time without payment of any penalty by a vote of the majority of the non-interested Trustees or by vote of a majority of the ILA Class B Units of that Portfolio. So long as the Class B Plan is in effect, the selection and nomination of non-interested Trustees shall be committed to the discretion of the non-interested Trustees. The Trustees have determined that in their judgment there is a reasonable likelihood that the Class B Plan will benefit the Prime Obligations Portfolio and its respective ILA Class B Unitholders.

     CLASS C DISTRIBUTION PLAN (ILA CLASS C UNITS). As described in the Prospectus, the Trust has adopted on behalf of the Prime Obligations Portfolio, a distribution plan (the "Class C Plan") pursuant to Rule 12b-1 under the Act with respect to the ILA Class C Units of the Prime Obligations Portfolio. See

"Distribution and Authorized Dealer Service Plans (ILA Class B and Class C Units only)" in the Prospectus.

     The Class C Plan was approved for the Prime Obligations Portfolio on April 23, 1997, on behalf of the Trust by a majority vote of the Trustees, including a majority of the non-interested Trustees who have no direct or indirect financial interest in the Class C Plan, cast in person at a meeting called for the purpose of approving the Class C Plan. The Class C Plan for the Portfolio was approved by the sole initial shareholders of the ILA Class C Units of the Portfolio on ___, 1997.

     With respect to the Prime Obligations Portfolio, the compensation payable under the Class C Plan is equal to 0.75% per annum of the average daily net assets attributable to ILA Class C Units of that Portfolio. To the extent such fee is not paid to such dealers, Goldman Sachs may retain such fee as compensation for its services and expenses of distributing the Prime Obligations Portfolio's Class C Units.

     The Class C Plan is a compensation plan which provides for the payment of a specified distribution fee without regard to the distribution expenses actually incurred by Goldman Sachs. If the Class C Plan were terminated by the Trustees and no successor plan were adopted, the Prime Obligations Portfolio would cease to make distribution payments to Goldman Sachs and Goldman Sachs would be unable to recover the amount of any of its unreimbursed distribution expenditures.

     Under the Class C Plan, Goldman Sachs, as distributor of the Portfolio's ILA Class C Units, will provide to the Board of Trustees for its review, and the Board will review at least quarterly, a written report of the services provided and amounts expended by Goldman Sachs under the Class C Plan and the purposes for which such services were performed and expenditures were made.

     The Class C Plan will remain in effect until May 1, 1998 and from year to year, provided such continuance is approved annually by a majority vote of the Trustees, including a majority of the non-interested Trustees. The Class C Plan may not be amended to increase materially the amount to be spent for the services described therein as to the Prime Obligations Portfolio without approval of a majority of the outstanding Class C Units of the Prime Obligations Portfolio. All material amendments of the Class C Plan must also be approved by the Trustees in the manner described above. The Class C Plan may be terminated at any time without payment of any penalty by a vote of the majority of the non-interested Trustees or by vote of a majority of the outstanding voting securities of the Class C Units of the Prime Obligations Portfolio. So long as a Class C Plan is in effect, the selection and nomination of non-interested Trustees shall be committed to the discretion of the non-interested Trustees. The Trustees have determined that in their judgment there is a reasonable likelihood that the Class C Plan will benefit the Prime Obligations Portfolio and its respective Class C Unitholders.

================================================================================

--------------------------------------------------------------------------------
ILA Unitholder Letter/Annual Report



--------------------------------------------------------------------------------
Dear Unitholders:

     We welcome this opportunity to provide you with a summary of the trends and key events that affected the economy and the Goldman Sachs Institutional Liquid Assets (ILA) Portfolios in 1996. It has been another positive year for ILA in which the Portfolios did well compared with their respective IBC Financial Data, Inc. averages while adhering to their conservative investment guidelines.

1996 in Review: After Easing Early in the Year, the Fed Remained Neutral Amid Moderate Growth and Benign Inflation
     Last year began on a weak note, with the economy still in the doldrums as harsh winter storms and a strike at General Motors continued to restrain growth. Against that backdrop, the Federal Reserve Board (the "Fed") cut the Federal funds rate by 25 basis points to 5.25% in January 1996, following an easing of the same magnitude in December 1995. It soon became evident that the economy had responded and was somewhat healthier than expected, with first-quarter real Gross Domestic Product (GDP) reported at 2.0% annualized. Growth was more dramatic during the second quarter, as industrial activity and automobile and home sales all showed significant improvement, pushing real GDP to 4.7%, its highest rate in two years. That growth rate caused some to expect the Fed to change direction and tighten before year-end. However, the economy subsequently moderated significantly, with third-quarter annualized real GDP retreating to 2.1%, reflecting lackluster consumer spending and a widening U.S. trade deficit. As 1996 drew to a close, moderate economic growth and contained inflation kept the Fed in a neutral mode, despite a very robust stock market.

     Historical Yield Curve (LIBOR)

                           [BAR GRAPH APPEARS HERE]
                            [PLOT POINTS TO COME]
Source: Goldman Sachs Fixed Income Database, reflecting the London Interbank Offered Rate (LIBOR).

The Federal funds rate began the year at 5.50% and ended at 5.25%. The slope of the LIBOR yield curve steepened significantly over the course of the year. By the end of 1996, the spread between one- and 12-month LIBOR moved to plus 28 basis points.

A Nimble Strategy Contributed to Strong Performance
     Taxable Sector. Structuring money market portfolios successfully during 1996 as the Fed shifted policy from easing to neutral to a bias to tighten required strict attention to risk management, as well as to a detailed analysis of market fundamentals and technicals. Analyzing the implied forward rates and determining the extent to which the market had priced in too much easing at the beginning of 1996 or too much tightening by midyear 1996 and then adjusting the portfolios' weighted average maturities and structures were equally important to our strategy.
     During the second and third quarters of 1996, we extended the ILA Portfolios' weighted average maturities as the yield curve steepened in anticipation of a Fed tightening that did not materialize. During the early part of the fourth quarter, market data suggested that growth slowed in the third quarter. Consequently, the market was priced to a more neutral Fed policy. However, year-end financing pressures resulted in investment opportunities maturing in the first quarter of 1997, and the Portfolios closed the year with neutral weighted average maturities.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ILA Unitholder Letter/Annual Report (continued)



--------------------------------------------------------------------------------
     Tax-Exempt Sector. With tax reform basically a nonissue in 1996, investor interest in the sector revived, causing total assets in the tax-exempt money market fund category to increase by 13%. In contrast, supply was little changed from 1995 levels, making tax-exempts slightly more expensive in 1996. These supply/demand technicals coupled with our fundamental view that short-term rates were likely to rise explains our neutral to short-to-neutral weighted average maturities during the latter part of the year.

Summary for ILA Portfolios Institutional Units* as of December 31, 1996


 ---------------------------------------------------------
                                               Weighted
  Institutional SEC 7-Day SEC 7-Day  30-Day     Average
  Liquid Assets  Current  Effective  Average   Maturity
   Portfolios     Yield     Yield     Yield     (days)
 =========================================================
  Prime
    Obligations   5.12%     5.25%     5.10%       40
 ---------------------------------------------------------
  Money Market    5.20%     5.33%     5.18%       43
 ---------------------------------------------------------
  Government      5.19%     5.32%     5.07%       31
 ---------------------------------------------------------
  Treasury
    Obligations   5.19%     5.32%     5.06%       34
 ---------------------------------------------------------
  Treasury
    Instruments   4.84%     4.95%     4.98%       54
 ---------------------------------------------------------
  Federal         5.15%     5.28%     5.12%       41
 ---------------------------------------------------------
  Tax-Exempt
    Diversified   3.58%     3.64%     3.30%       39
 ---------------------------------------------------------
  Tax-Exempt
    California    3.47%     3.53%     3.11%       34
 ---------------------------------------------------------
  Tax-Exempt
    New York      3.52%     3.58%     3.19%       34
 ---------------------------------------------------------

* ILA offers three separate classes of units (Institutional, Administration and Service), each of which is subject to different fees and expenses that affect performance and entitle unitholders to different services. The Administration units and the Service units offer financial institutions the opportunity to receive a fee for providing administrative support services. The Administration units pay 0.15% plus 0.10% from the adviser for a total of 0.25%. The Service units pay 0.40% plus 0.10% from the adviser for a total of 0.50%. More complete information, including management fees and expenses, is included in the ILA Portfolios' prospectus or may be obtained by calling the Goldman Sachs Funds at 1-800-621-2550.

Domestic Credit Trends Were Positive, Reflecting a Healthy
Economy and a Strong Market

     Credit trends in 1996 were positive on the whole in the U.S., with steady growth, low inflation, a booming stock market, and technological advances and globalization transforming many industries. The major story of 1996 was the Dow Jones Industrial Average climb of 26%, which, following the 33.5% increase in 1995, added up to a 68% growth rate since 1994.

     The rising stock market supported record levels of mergers and acquisitions. Over $650 billion in mergers, acquisitions and spin-offs were announced in the U.S. in 1996 (up 27% from 1995), with $1.4 trillion announced globally. This trend was spurred on not only by the stock market, but also by deregulation in telecommunications, utilities and broadcasting. Unlike the 1980s, mergers this past year were generally equity-financed and aimed at expanding core businesses, rather than diversifying. Merger and acquisition activity was also utilized to boost earnings growth, since cost-cutting opportunities had been largely exhausted during 1995.

     Banks, which dominated merger activity in 1995, were busy consolidating those mergers in 1996. It is likely that large regional domestic banks will continue making acquisitions in 1997, although this is not expected to affect their credit quality. At the end of the third quarter 1996, 80% of the banking sector had a stable rating outlook.

     Although consumer confidence was buoyed by low unemployment and mild inflation, growing household debt levels led to an all-time high in credit card loan delinquencies and personal bankruptcies. Consequently, financial results in the consumer products, retail, restaurant and entertainment businesses were mediocre at best. Almost all other industries, however, had improved credit quality, with upgrades surpassing downgrades in utilities, energy, healthcare and financial institutions. Many companies used the strength of the stock market to substitute debt capital with equity capital, thereby improving their credit quality.

     Credit quality in the tax-exempt market was steady-to-improving during 1996. Market concerns arising from

--------------------------------------------------------------------------------
the Orange County bankruptcy abated somewhat, although various forms of credit enhancement remained popular, even among high-quality issuers. Reflecting the strong national economy, many states and localities experienced positive financial results, reducing their regular cash flow borrowings.

The Credit Picture Abroad:  Europe Improved,
While Asia Was Generally Stable

     In Europe, developments were driven by the push towards European Monetary Union (EMU), while the key factors in Asia were the fragile Japanese recovery and a sharp downturn in Asian exports. In general, sovereign creditworthiness improved during 1996. This was particularly the case in Europe, where the political will to qualify for EMU produced significant improvements in fiscal policy and debt dynamics, as it sparked more rapid corporate restructuring. French and Italian banks did require close monitoring this year as their problem loans continued, but French bank credit quality stabilized after having suffered broad rating downgrades in 1995. The credit quality of most other European banks was stable, with a few minor downgrades of German and Swiss banks. In Asia, creditworthiness was fairly stable. The notable negative exception was the Japanese financial sector, which remained under pressure from the ongoing weakness of the real estate markets, sluggish economic growth and ongoing deregulation. However, Japan's largest banks have strong fundamentals and will continue to be important and dominant players in the global financial market. Australian credit quality strengthened through improved macroeconomic balances, which provided evidence that Australia's recent boom-and-bust cycles may be over. The weakness of Asian exports did not affect creditworthiness directly; exports should recover this year, and the scare could prompt salutary policy adjustments going forward.

     In 1996, we continued to apply conservative credit standards to our money market portfolios. The Goldman Sachs Credit Department, which has analysts based in London, Tokyo, Frankfurt and New York, as well as extensive technological assets and credit expertise, will continue to vigilantly monitor global developments in 1997.

Outlook and Strategies for 1997

     Fourth-quarter 1996 GDP was reported at 4.7%, reflecting a stronger economic picture from several sources: a sharp narrowing of the U.S. trade deficit, as well as increases in consumer spending and industrial production. Goldman Sachs' economists expect economic growth to continue at just under 2.0% for the first quarter of 1997 and at approximately 3.0% for the full year. As a result, Goldman Sachs currently believes the Fed is likely to raise short-term interest rates by midyear.

     Consequently, ILA Portfolios will continue to be managed with short-to-neutral average life targets and short, ddered structures to prepare for higher rates ahead.

Extended Trading Hours Improve Service Further

     On November 4, 1996, we extended the trading hours for the Institutional Liquid Assets Federal and Treasury Instruments Portfolios to 3:00 p.m. EST. Many clients have already taken advantage of this additional flexibility.

     In closing, we thank you for your support and for making 1996 a successful year for the ILA Portfolios. We are pleased that many of you have joined our conference calls following each Federal Open Market Committee meeting throughout the year. Our goal is to continue to provide you with competitive performance, as well as a range of value-added services that reflect the breadth and depth of Goldman Sachs' outstanding resources.

Sincerely,


/s/ Kaysie P. Uniacke
Kaysie P. Uniacke
Portfolio Manager
February 7, 1997

Statement of Investments
-----------------------------------------------------------
ILA Prime Obligations Portfolio

December 31, 1996

-----------------------------------------------------------
Principal          Interest     Maturity         Amortized
 Amount             Rate         Date              Cost
===========================================================
Commercial Paper and Corporate Obligations--60.5%
Bank Holding Companies
BankAmerica Corp.
$50,000,000       5.27%         03/21/97     $ 49,421,764
Business Credit Institutions
General Electric Capital Corp.
 20,000,000       5.30          03/26/97       19,752,667
 30,000,000       5.44          04/03/97       29,582,933
JC Penney Funding Corp.
 44,300,000       5.31          01/31/97       44,103,973
Chemicals
Bayer Corp.
 25,000,000       5.33          03/13/97       24,737,201
Commercial Banks
CP Trust Certificates Series 1996
 35,000,000       5.94/(a)/     03/28/97       35,000,000
Life Insurance
Commonwealth Life Insurance Co.
 55,000,000       6.11/(b)/     05/08/97       55,000,000
Pacific Mutual Life Insurance Co.
 25,000,000       5.52/(b)/     02/28/97       25,000,000
Prudential Funding Corp.
 40,000,000       5.42          01/29/97       39,831,378
Motor Vehicles and Equipment
Ford Motor Credit Corp.
 20,000,000       5.50          01/28/97       19,917,500
Hertz Corporation
 25,000,000       5.32          02/04/97       24,874,389
Personal Credit Institutions
Associates Corp.
 50,000,000       5.32          01/29/97       49,793,111
Household Finance Corp.
 50,000,000       5.32          03/12/97       49,482,778
Transamerica Finance Corp.
 20,000,000       5.43          01/29/97       19,915,533
Receivable/Asset Financings
Beta Finance Inc.
  7,000,000       6.11          06/17/97        7,000,000
Delaware Funding Corp.
 30,000,000       5.29          02/20/97       29,779,583
Enterprise Funding Corp.
 10,062,000       5.33          01/21/97       10,032,205
  9,103,000       5.33          01/23/97        9,073,350
International Lease Finance Corp.
  9,000,000       5.29%         03/24/97      $ 8,891,555
 30,000,000       5.32          04/04/97       29,587,700
New Center Asset Trust
 10,000,000       5.52          01/28/97        9,958,600
 10,000,000       5.37          04/04/97        9,861,275
Security and Commodity Brokers, Dealers and Services
Bear Stearns Companies, Inc.
 40,000,000       5.30          02/13/97       39,746,778
 10,000,000       5.34          03/12/97        9,896,167
C.S. First Boston, Inc.
 15,000,000       5.33          01/22/97       14,953,363
Merrill Lynch & Co., Inc.
 10,000,000       5.45          02/19/97        9,925,819
 40,000,000       5.33          02/26/97       39,668,356
Morgan Stanley Group, Inc.
 10,000,000       5.59          01/28/97        9,958,075
 15,000,000       5.32          02/06/97       14,920,200
 25,000,000       5.79/(a)/     06/27/97       25,000,000
-----------------------------------------------------------
Total Commercial Paper and Corporate
   Obligations                               $764,666,253
-----------------------------------------------------------
Bank Notes--10.7%
Colorado National Bank
$25,000,000       5.59%/(b)/    01/15/97     $ 24,999,810
FCC National Bank
 15,000,000       5.70          05/22/97       14,982,722
 20,000,000       6.00          06/02/97       20,000,808
Huntington National Bank
 25,000,000       6.05          06/13/97       25,014,637
PNC Bank, N.A.
 40,000,000       5.58/(b)/     04/01/97       39,992,313
SMM Trust 1996
 10,000,000       5.69/(b)/     06/20/97       10,000,000
-----------------------------------------------------------
Total Bank Notes                             $134,990,290
-----------------------------------------------------------
U.S. Government Agency Obligations--1.6%
Federal National Mortgage Association
$20,400,000       5.36%         03/12/97     $ 20,187,386
-----------------------------------------------------------
Total U.S. Government Agency Obligations     $ 20,187,386
-----------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Statement of Investments
-----------------------------------------------------------
ILA Prime Obligations Portfolio (continued)
December 31, 1996

-----------------------------------------------------------
Principal          Interest     Maturity         Amortized
 Amount             Rate         Date              Cost
===========================================================
Certificates of Deposit--9.5%
Chase Manhattan Corp.
$ 10,000,000       5.75%         02/03/97    $   10,000,000
  40,000,000       5.42          03/12/97        40,000,000
First Alabama Bank
  20,000,000       5.55          02/28/97        19,999,973
Mellon Bank, N.A.
  40,000,000       5.35          02/19/97        40,000,000
Union Bank of California
  10,000,000       5.58          02/28/97        10,000,000
-----------------------------------------------------------
Total Certificates of Deposit                $  119,999,973
-----------------------------------------------------------
Repurchase Agreements--17.9%
C.S. First Boston Corp., dated 12/31/96, repurchase
   price $50,465,000 (FNMA: $51,588,373, 6.12%-6.23%,
   02/01/32-10/01/32)
$ 50,000,000       5.40%         03/03/97    $   50,000,000
JP Morgan Securities, Inc., dated 12/31/96, repurchase
   price $100,036,111 (U.S. Treasury Bond: $53,861,960,
   11.25%, 02/15/15; FHLB Stripped Security:
   $48,746,508, 06/23/97)
 100,000,000       6.50          01/02/97       100,000,000
JP Morgan Securities, Inc., dated 12/31/96, repurchase
   price $25,213,750 (FNMA: $9,152,917, 7.50%,
   04/01/26; FHLMC: $17,073,692, 7.50%, 11/01/26)
  25,000,000       5.40          02/26/97        25,000,000
Smith Barney, Inc., dated 12/31/96, repurchase price
   $30,257,450 (FHLMC: $31,328,053, 7.00%,
   06/01/26-11/01/26)
  30,000,000       5.42          02/26/97        30,000,000
Joint Repurchase Agreement Account
  21,400,000       6.58          01/02/97        21,400,000
-----------------------------------------------------------
Total Repurchase Agreements                  $  226,400,000
-----------------------------------------------------------
Total Investments                            $1,266,243,902/(c)/
===========================================================

/(a)/Variable rate security-base index is one of the following:
     U.S. Treasury Bill
     One or three month LIBOR
     One month commercial paper
     Federal Funds
     Prime lending rate
/(b)/Variable rate master note-base index is LIBOR.
/(c)/The amount stated also represents aggregate cost for federal income tax purposes.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted notes, or for floating rate securities, the current reset rate, which is based upon current interest rate indices.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Statement of Investments
--------------------------------------------------------------------------------
ILA Money Market Portfolio
December 31, 1996



-----------------------------------------------------------
Principal         Interest       Maturity        Amortized
 Amount            Rate           Date             Cost
===========================================================
Commercial Paper and Corporate Obligations--48.5%
Business Credit Institutions
General Electric Capital Corp.
$15,000,000      5.44%           04/03/97      $ 14,791,467
Commercial Banks
CP Trust Certificates Series 1996
 20,000,000      5.68/(a)/       03/28/97        20,000,000
Computer Software and Services
Siemens Capital Corp.
 25,000,000      5.32            02/13/97        24,841,139
Foreign Banks
Banca Crt Financial Corp.
 10,000,000      5.35            01/22/97         9,968,792
  5,000,000      5.35            01/31/97         4,977,708
 17,430,000      5.45            03/03/97        17,269,039
  5,400,000      5.42            04/03/97         5,325,204
Generale Bank
 15,000,000      5.35            04/10/97        14,779,313
San Paolo U.S. Finance Co.
 25,000,000      5.36            01/31/97        24,888,333
 15,000,000      5.33            02/13/97        14,904,504
Unifunding, Inc.
 40,000,000      5.45            01/29/97        39,830,444
Home Builders
International Lease Finance Corp.
 40,000,000      5.43            03/07/97        39,607,833
Life Insurance
Commonwealth Life Insurance Co.
 25,000,000      5.64/(b)/       05/08/97        25,000,000
Prudential Funding Corp.
 10,000,000      5.42            01/29/97         9,957,844
Motor Vehicles and Equipment
Daimler Benz Corp., N.A.
 25,000,000      5.35            03/25/97        24,691,631
Ford Motor Credit Co.
 40,000,000      5.32            02/04/97        39,799,022
Security and Commodity Brokers, Dealers and Services
Bear Stearns Companies, Inc.
 35,000,000      5.30            02/13/97        34,778,431
Merrill Lynch & Co., Inc.
 40,000,000      5.35            02/11/97        39,756,278
Morgan Stanley Group, Inc.
 20,000,000      5.32            02/06/97        19,893,600
 20,000,000      5.53/(a)/       06/27/97        20,000,000
Nomura Holdings
 35,000,000      5.39            01/29/97        34,853,272
-----------------------------------------------------------
Total Commercial Paper and Corporate
   Obligations                                 $479,913,854
-----------------------------------------------------------
Bank Notes--15.1%
Colorado National Bank
$15,000,000      5.59%/(b)/      01/15/97      $ 14,999,886
Dakota Certificates of Standard Credit Card Master Trust
 20,000,000      5.33/(b)/       02/07/97        19,890,439
FCC National Bank, Wilmington
 10,000,000      5.70            05/22/97         9,988,481
First Bank FSB
  5,000,000      5.61/(b)/       04/11/97         4,999,734
First National Bank of Maryland
  5,000,000      5.60/(b)/       09/30/97         4,998,547
Huntington National Bank
  5,000,000      6.05            06/13/97         4,998,229
PNC Bank, N.A.
 10,000,000      5.58/(b)/       04/01/97         9,998,078
 20,000,000      5.40/(b)/       10/01/97        19,988,244
Society National Bank of Cleveland
 25,000,000      5.58/(b)/       05/14/97        24,990,309
SMM Trust 1996
 10,000,000      5.69/(b)/       06/20/97        10,000,000
Southtrust Bank of Alabama, N.A.
 25,000,000      5.54/(b)/       05/15/97        24,995,313
-----------------------------------------------------------
Total Bank Notes                               $149,847,260
-----------------------------------------------------------
Certificates of Deposit--0.5%
Chase Manhattan Corp.
$ 5,000,000      5.75%           02/03/97      $  5,000,000
-----------------------------------------------------------
Total Certificates of Deposit                  $  5,000,000
-----------------------------------------------------------
Certificates of Deposit - Foreign Eurodollar--7.6%
Norinchukin Bank, London
$40,000,000      5.49%           03/18/97      $ 40,000,830
Sanwa Bank Ltd., London
 35,000,000      5.46            03/21/97        35,000,377
-----------------------------------------------------------
Total Certificates of Deposit - Foreign
   Eurodollar                                  $ 75,001,207
-----------------------------------------------------------

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Statement of Investments
----------------------------------------------------------
ILA Money Market Portfolio (continued)
December 31, 1996



-----------------------------------------------------------
Principal         Interest       Maturity        Amortized
 Amount            Rate           Date             Cost
===========================================================
Certificates of Deposit - Yankeedollar--9.1%
Industrial Bank of Japan, New York
$35,000,000      5.46%           03/19/97      $ 35,000,368
Landesbank Hessen Thuer Gir, New York
 30,000,000      6.03            06/13/97        30,036,531
Sumitomo Bank, Los Angeles
 25,000,000      5.52            02/28/97        24,998,171
-----------------------------------------------------------
Total Certificates of Deposit - Yankeedollar   $ 90,035,070
-----------------------------------------------------------
Taxable Municipal Notes--2.9%
Florida Housing Finance Authority
$28,800,000      5.92%/(b)/      01/01/34      $ 28,800,000
-----------------------------------------------------------
Total Taxable Municipal Notes                  $ 28,800,000
-----------------------------------------------------------
Time Deposit--3.6%
Bank of Tokyo, Mitsubishi Bank Ltd.
$35,000,000      5.50%           05/16/97      $ 35,000,000
-----------------------------------------------------------
Total Time Deposit                             $ 35,000,000
-----------------------------------------------------------
Repurchase Agreements--12.9%
JP Morgan Securities, Inc., dated 12/31/96, repurchase
   price $50,018,056 (FHLMC: $52,044,149, 7.26%,
   09/17/01)
$50,000,000      6.50%           01/02/97      $ 50,000,000
Joint Repurchase Agreement Account
 77,200,000      6.58            01/02/97        77,200,000
-----------------------------------------------------------
Total Repurchase Agreements                    $127,200,000
-----------------------------------------------------------
Total Investments                              $990,797,391/(c)/
===========================================================
/(a)/Variable rate security-base index is one of the following:
      U.S. Treasury Bill
      One or three  month LIBOR
      One month  commercial  paper
      Federal  Funds
      Prime lending rate
/(b)/Variable rate master note-base index is LIBOR.
/(c)/The amount stated also represents aggregate cost for federal income tax purposes.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted notes, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.

The percentages shown for each investment category reflect the value of investments in that category as a percentage of total net assets.

-----------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Statement of Investments
--------------------------------------------------------------------------------
ILA Government Portfolio

December 31, 1996

-----------------------------------------------------------
Principal          Interest      Maturity        Amortized
 Amount             Rate          Date             Cost
===========================================================
U.S. Government Agency Obligations--31.2%

Federal Home Loan Bank

$ 25,000,000       5.35%         01/30/97      $ 24,892,257
  50,000,000       5.40/(a)/     04/04/97        49,988,154
  25,000,000       5.45          11/12/97        24,977,221
  10,000,000       5.42          12/02/97         9,986,619
  25,000,000       5.50/(a)/     12/26/97        24,979,592

Federal National Mortgage Association

  30,000,000       6.50          01/02/97        29,994,583
  15,000,000       4.72/(a)/     01/27/97        14,999,007
  20,000,000       5.41/(a)/     09/29/97        19,992,616
   7,500,000       5.53          10/29/97         7,497,075
  50,000,000       5.40/(a)/     12/03/97        49,968,600
-----------------------------------------------------------
Total U.S. Government Agency Obligations       $257,275,724
-----------------------------------------------------------
U.S. Treasury Obligations--3.0%

United States Treasury Notes

$ 20,000,000       5.63%         06/30/97      $ 19,965,941
   5,000,000       6.00          09/02/97         4,999,214
-----------------------------------------------------------
Total U.S. Treasury Obligations                $ 24,965,155
-----------------------------------------------------------
Repurchase Agreements--66.1%

Bear Stearns Companies, Inc. dated 12/31/96, repurchase
   price $30,011,333 (FNMA: $30,894,721, 8.50%, 09/01/25)
$ 30,000,000      6.80%          01/02/97       $30,000,000

C.S. First Boston Corp., dated 12/11/96, repurchase
   price $30,403,125 (FHLM: $31,559,521, 7.00%, 11/01/26)
  30,000,000      5.38           03/11/97        30,000,000

Daiwa Securities, dated 12/31/96, repurchase price
   $30,011,500 (U.S. Treasury Bill: $30,600,013, 11/13/97)
  30,000,000      6.90           01/02/97        30,000,000

Goldman, Sachs & Co., dated 12/11/96, repurchase price
   $30,403,125 (FNMA: $30,964,228, 6.12%, 10/01/32)
  30,000,000      5.38           03/11/97        30,000,000

JP Morgan Securities, Inc., dated 12/12/96, repurchase
   price $30,403,125 (FNMA: $31,531,603, 8.00%, 06/01/26)
  30,000,000      5.38           03/12/97        30,000,000

Lehman Government Securities, Inc., dated 12/31/96,
   repurchase price $30,011,833 (U.S. Treasury Stripped
   Security: $22,193,561, 11/15/99; U.S. Treasury
   Notes: $8,408,442, 7.75%-8.88%, 2/15/00-2/15/01)
  30,000,000      7.10           01/02/97        30,000,000

Merrill Lynch Government Securities, Inc., dated 12/31/96,
   repurchase price $30,011,833 (FNMA: $30,385,501, 5.28%,
   06/01/24)
  30,000,000      7.10           01/02/97        30,000,000

Repurchase Agreements  (continued)

Nomura Securities International, Inc., dated 12/31/96,
   repurchase price $30,012,500 (FHLM: $30,924,339,
   6.50%-8.00%, 01/01/00-09/01/11)
$ 30,000,000      7.50%          01/02/97      $ 30,000,000

Joint Repurchase Agreement Account
 305,000,000      6.58           01/02/97       305,000,000
-----------------------------------------------------------
Total Repurchase Agreements                    $545,000,000
-----------------------------------------------------------
Total Investments                              $827,240,870/(b)/
===========================================================
/(a)/Variable rate security-base index is one of the following:
     Federal Funds
     Prime lending rate
     One month LIBOR

/(b)/The amount stated also represents aggregate cost for federal income tax purposes.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted notes, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.

The percentages shown for each investment category reflect the value of the investments in that category as a percentage of total net assets.

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Statement of Investments
-----------------------------------------------------------
ILA Treasury Obligations Portfolio
December 31, 1996

-----------------------------------------------------------
Principal         Interest       Maturity        Amortized
 Amount            Rate           Date             Cost
===========================================================
U.S. Treasury Obligations--9.6%
United States Treasury Notes
$40,000,000      5.63%           06/30/97       $39,932,792
 27,500,000      5.38            12/01/97        27,459,792
 10,000,000      5.25            12/31/97         9,975,384
-----------------------------------------------------------
Total U.S. Treasury Obligations                 $77,367,968
-----------------------------------------------------------
Repurchase Agreements--90.8%
Bear Stearns Companies Inc., dated 12/31/96, repurchase
  price $35,013,125 (U.S. Treasury Note: $35,659,606,
  8.75%, 8/15/00)
$35,000,000      6.75%           01/02/97       $35,000,000

C.S. First Boston Corp., dated 12/13/96, repurchase price
   $30,399,750 (U.S. Treasury Note: $30,748,620, 7.50%,
   11/15/01)
 30,000,000      5.33            03/13/97        30,000,000

CIBC Wood Gundy Securities, dated 12/31/96, repurchase
   price $35,013,028 (U.S. Treasury Bond: $35,702,267,
   8.50%, 02/15/20)
 35,000,000      6.70            01/02/97        35,000,000

Daiwa Securities, dated 12/31/96, repurchase price
   $35,013,417 (U.S. Treasury Bill: $35,700,492, 11/13/97)
 35,000,000      6.90            01/02/97        35,000,000

Goldman, Sachs & Co., dated 12/31/96, repurchase price
   $35,012,833 (U.S. Treasury Note: $35,700,497, 7.25%,
   02/15/98)
 35,000,000      6.60            01/02/97        35,000,000

JP Morgan Securities, Inc., dated 12/31/96, repurchase
   price $35,012,833 (U.S. Treasury Note: $35,838,260,
   7.38%, 11/15/97)
 35,000,000      6.60            01/02/97        35,000,000

Lehman Government Securities, Inc., dated 12/31/96,
   repurchase price $35,013,806 (U.S. Treasury Stripped
   Securities: $35,703,063, 02/15/00-11/15/00)
 35,000,000      7.10            01/02/97        35,000,000

Merrill Lynch Government Securities, Inc., dated
   12/31/96, repurchase price $35,012,542 (U.S. Treasury
   Stripped Securities: $35,702,128, 02/15/02-02/15/26)
 35,000,000      6.45            01/02/97        35,000,000

Nomura Securities International, Inc., dated 12/12/96,
   repurchase price $30,400,500 (U.S. Treasury Notes:
   $30,600,339, 5.13%-8.50%, 04/15/97-08/15/01)
 30,000,000      5.34            03/12/97        30,000,000

Sanwa Securities, dated 12/31/96, repurchase price
   $35,013,125 (U.S. Treasury Note: $36,039,356, 8.50%,
   2/15/00)
 35,000,000      6.75            01/02/97        35,000,000

Smith Barney Inc., dated 12/11/96, repurchase price
   $30,400,500 (U.S. Treasury Notes: $28,942,094,
   5.38%-6.88%, 05/15/97-07/31/99; U.S. Treasury Stripped
   Security: $1,658,209, 02/15/00)
 30,000,000      5.34            03/11/97        30,000,000

UBS Securities Inc., dated 12/31/96, repurchase price
   $35,013,368 (U.S. Treasury Note: $35,676,249, 6.00%,
   09/30/98)
 35,000,000      6.88            01/02/97        35,000,000

Joint Repurchase Agreement Account
327,900,000      6.58            01/02/97       327,900,000
-----------------------------------------------------------
Total Repurchase Agreements                    $732,900,000
-----------------------------------------------------------
Total Investments                              $810,267,968/(a)/
===========================================================

/(a)/The amount stated also represents aggregate cost for federal income tax purposes.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted notes, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.

The percentages shown for each investment category reflect
the value of investments in that category as a percentage
of total net assets.
--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Statement of Investments
------------------------------------------------------------
ILA Treasury Instruments Portfolio
December 31, 1996

------------------------------------------------------------
Principal        Interest       Maturity         Amortized
 Amount           Rate           Date              Cost
============================================================
U.S. Treasury Obligations--99.3%
United States Treasury Bills
$25,000,000       4.72%         01/30/97       $  24,904,944
  5,500,000       4.95          01/30/97           5,478,069
 75,000,000       4.80          02/06/97          74,640,000
 48,600,000       4.83          02/06/97          48,365,262
 14,500,000       4.86          02/06/97          14,429,530
 32,100,000       5.41          02/06/97          31,942,389
 90,000,000       4.95          02/06/97          89,554,500
 75,000,000       4.82          02/13/97          74,568,208
150,000,000       5.03          02/13/97         149,098,792
 10,500,000       4.86          02/27/97          10,419,203
 21,500,000       4.90          02/27/97          21,333,196
 28,400,000       4.94          02/27/97          28,177,865
United States Treasury Notes
 30,000,000       6.25          01/31/97          30,025,345
 50,000,000       7.50          01/31/97          50,097,656
 50,000,000       4.75          02/18/97          49,961,310
312,000,000       6.88          02/28/97         312,866,648
205,000,000       6.63          03/31/97         205,703,323
------------------------------------------------------------
Total U.S. Treasury Obligations               $1,221,566,240
------------------------------------------------------------
Total Investments                             $1,221,566,240/(a)/
============================================================
/(a)/The amount stated also represents aggregate cost for federal income tax purposes.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted notes, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.

The percentages shown for each investment category reflect the value of the investments in that category as a percentage of total net assets.

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Statement of Investments
--------------------------------------------------------------------------------
ILA Federal Portfolio

December 31, 1996

------------------------------------------------------------
Principal        Interest       Maturity          Amortized
 Amount           Rate            Date              Cost
============================================================
U.S. Government Agency Obligations--100.3%
Federal Farm Credit Bank
$ 20,515,000     5.36%          01/02/97        $ 20,511,946
  37,635,000     5.58           01/06/97          37,605,833
   2,400,000     5.58           01/07/97           2,397,767
  27,300,000    5.26-5.27       01/13/97          27,252,072
  36,345,000     5.35           01/15/97          36,269,382
  56,000,000     5.37           01/21/97          55,832,933
  42,000,000     5.37           01/23/97          41,862,170
   9,750,000     5.50           01/27/97           9,711,271
  11,490,000     5.48           01/31/97          11,437,529
 212,210,000    5.23-5.41/(a)/  02/03/97         212,075,061
  44,895,000     5.21           02/04/97          44,674,092
  24,000,000     5.33           02/06/97          23,872,080
  20,545,000    5.21-5.33       02/10/97          20,424,201
  10,000,000     5.20           02/14/97           9,936,444
  79,055,000    5.21-5.39       02/18/97          78,494,540
  14,830,000     5.22           02/21/97          14,720,332
  50,635,000    5.21-5.33       02/26/97          50,216,604
  17,000,000     5.21           02/27/97          16,859,764
  16,000,000     5.21           02/28/97          15,865,698
  51,610,000    5.22-5.32       03/03/97          51,423,313
   8,000,000     5.32           03/10/97           7,919,609
   7,180,000     5.21           03/11/97           7,108,302
  50,000,000     5.48/(b)/      03/11/97          49,992,224
   6,200,000     5.21           03/12/97           6,137,191
  20,000,000     5.36           03/25/97          19,752,844
  19,000,000    5.32-5.36       03/26/97          18,762,747
   9,000,000     5.32           03/27/97           8,886,950
  11,000,000     5.32           03/31/97          10,855,325
  17,000,000     5.30           04/01/97          16,774,750
  50,000,000     5.52/(b)/      05/21/97          49,981,445
  50,000,000     5.84           06/18/97          49,958,175
  10,000,000     5.37/(b)/      06/26/97           9,996,868
  50,000,000     5.49/(b)/      08/26/97          49,972,764
  50,000,000     5.36/(b)/      10/02/97          49,959,775
Federal Home Loan Bank
   5,100,000     5.22           01/02/97           5,099,261
  50,000,000     5.38/(b)/      01/03/97          49,999,747
  17,895,000     5.24           01/16/97          17,855,929
  34,900,000     5.23           01/23/97          34,788,562
  25,000,000     5.28           01/28/97          24,901,000
 133,300,000    5.22-5.35       01/30/97         132,733,719
  25,130,000     5.28           01/31/97          25,019,533
 181,845,000    5.21-5.32       02/13/97         180,701,332
  28,750,000    5.21-5.26       02/14/97          28,566,649
 145,815,000     5.20%          02/20/97         144,761,891
  34,300,000     5.31           02/21/97          34,041,978
 125,320,000    5.20-5.21       02/27/97         124,287,275
  27,680,000     5.21           03/06/97          27,423,622
 101,750,000     5.23           03/13/97         100,700,477
  35,000,000     5.35           03/27/97          34,557,882
  50,000,000     5.51/(b)/      03/27/97          49,989,790
  80,000,000     5.35           03/31/97          78,941,889
 100,000,000     5.22/(b)/      04/01/97          99,981,167
  25,000,000     5.84           06/27/97          24,976,809
  50,000,000     5.51/(b)/      08/28/97          49,977,691
  65,000,000     5.50/(b)/      09/26/97          64,962,440
  50,000,000     5.50/(b)/      12/26/97          49,959,182
Student Loan Marketing Association
  75,000,000     5.41           10/02/97          74,972,733
  74,000,000     5.46           11/10/97          73,963,185
Tennessee Valley Authority
  40,000,000     5.21           01/24/97          39,866,856
  47,975,000     5.21           02/05/97          47,731,993
  47,300,000     5.21           02/06/97          47,053,567
  87,385,000    5.20-5.22       02/19/97          86,765,491
  75,000,000     5.17           02/20/97          74,461,458
  75,000,000     5.17           02/21/97          74,450,688
  60,840,000    5.26-5.31       02/25/97          60,347,412
  20,000,000     5.23           03/21/97          19,770,461
 106,885,000     5.28           03/26/97         105,568,177
  75,000,000     5.25           04/09/97          73,928,125
------------------------------------------------------------
Total Investments                             $3,300,609,972/(c)/
============================================================
/(a)/Variable rate security-base index is one of the following:
       U.S. Treasury Bill
       One or three month LIBOR
       Federal Funds
       Prime lending rate
/(b)/Variable rate master note-base index is LIBOR.
/(c)/The amount stated also represents aggregate cost for federal income tax purposes.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted notes, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.

The percentages shown for each investment category reflect the value of investments in that category as a percentage of total net assets.

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Statement of Investments
-------------------------------------------------------------
ILA Tax-Exempt Diversified Portfolio
December 31, 1996

--------------------------------------------------------------
Principal        Interest       Maturity         Amortized
 Amount           Rate           Date              Cost
==============================================================
Alabama--6.4%

Columbia IDB PCRB Series 1996 A for Alabama Power Co.
   (VMIG1)
$21,000,000      5.00%          01/01/97      $21,000,000
Columbia IDB PCRB VRDN for Alabama Power Co. Series
   1995 B
   (A-1/VMIG1)/(c)/
 23,500,000      5.00           01/01/97       23,500,000
Columbia IDB PCRB VRDN for Alabama Power Co. Series
   1995 C
   (A-1/VMIG1)
  4,600,000      4.65           01/01/97        4,600,000
Columbia IDB PCRB VRDN for Alabama Power Co. Series
   1995 E
   (A-1/VMIG1)
  4,900,000      5.10           01/01/97        4,900,000
Homewood RB for Samford University (Bank of Nova Scotia
   LOC) (A-1+/VMIG1)
 16,000,000      5.00           01/01/97       16,000,000
Jefferson County Sewer Revenue Warrants Series 1995 A
   (Bayerische Landesbank Girozentrale LOC)(A-1+/P-1)
 19,300,000      4.25           01/07/97       19,300,000
Mobile County IDA PCRB for M&T Chemicals (Bankers Trust
   LOC) (A1)
  3,000,000      4.13           01/01/97        3,000,000
Mobile IDA PCRB for Alabama Power Co. Series
   1993A(A-1/VMIG1)
  8,600,000      4.15           01/01/97        8,600,000
Mobile IDA PCRB for Alabama Power Co. Series
   1994(A-1/VMIG1)
  2,100,000      5.00           01/01/97        2,100,000
-----------------------------------------------------------
                                             $103,000,000
-----------------------------------------------------------
Alaska--0.2%
Valdez Marine Terminal RB for Arco, Inc. Series 1994
   C(A-1/P-1)
$ 2,600,000      3.60%          04/10/97      $ 2,600,000
-----------------------------------------------------------
Arkansas--1.2%
Crossett PCRB for Georgia Pacific Corp. Series 1991
   VRDN
   (Suntrust Bank LOC)(A-1+/AA3)
$ 9,500,000      4.15%          01/07/97      $ 9,500,000
Union County PCRB Series 1988 for Great :Lakes Chemical
   (A-1)
  9,000,000      4.21/(b)/      01/07/97        9,000,000
-----------------------------------------------------------
                                              $18,500,000
-----------------------------------------------------------
California--5.8%
California RANS VRDN Series 1996-97 B(SP-1+/VMIG1)
$ 6,000,000      3.47%          01/31/97      $ 6,000,000
California RANS VRDN Series 1996-97 C1(SP-1+/VMIG1)
 12,000,000      4.00           01/07/97       12,000,000
California Statewide Communities Development Authority
   Refunding RB Series 1995(A-1+)/(c)/
$ 9,300,000      3.90%          01/07/97      $ 9,300,000
California Statewide Communities Development Authority
   Refunding RB Series 1995A-2(A-1+)
  2,500,000      3.90           01/07/97        2,500,000
Los Angeles County MF Hsg. RB(A-1+)
  3,500,000      2.80           01/07/97        3,500,000
Los Angeles County TRANS (Credit Suisse/Morgan Guaranty
   Trust Co./Westdeutsche Landesbank Girozentrale/Bank
   of America/Union Bank of Switzerland
   LOC)(SP-1/VMIG1)
 12,450,000      4.50           06/30/97       12,492,536
Newport Beach VRDN RB Series 1996 A(A-1+)
    600,000      5.15           01/01/97          600,000
State of California RANS Series 1996-97(SP-1+/VMIG1)
 45,800,000      4.05           01/07/97       45,800,000
-----------------------------------------------------------
                                              $92,192,536
-----------------------------------------------------------
Colorado--0.6%
State of Colorado General Fund TRANS Series 1996
   A(SP-1+)
$10,000,000      4.50%          06/27/97      $10,033,630
-----------------------------------------------------------
Connecticut--1.4%
State of Connecticut Development Authority
   PCRB(Deutsche Bank LOC)(A-1+/VMIG1)
$17,400,000      4.15%/(b)/     01/07/97      $17,400,000
State of Connecticut State 2nd Lien VRDN (Commerzbank
   Bank LOC)(A-1+/VMIG1)
  4,800,000      4.00           01/07/97        4,800,000
-----------------------------------------------------------
                                              $22,200,000
-----------------------------------------------------------
District of Columbia--1.1%
District of Columbia VRDN ACES for Georgetown
   University Series 1988 B, C and E (Bayerishe
   Landesbank Girozentrale LOC)
   (A-1+/VMIG1)
$10,900,000      4.10%          01/07/97      $10,900,000
HFA MF Hsg. for Mclean Gardens South Apartments VRDN
   (Sumitomo Bank LOC)(VMIG1)
  7,000,000      4.30           01/07/97        7,000,000
-----------------------------------------------------------
                                              $17,900,000
-----------------------------------------------------------

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Statement of Investments
--------------------------------------------------------------------------------
ILA Tax-Exempt Diversified Portfolio (continued)
December 31, 1996


-----------------------------------------------------------
Principal        Interest       Maturity         Amortized
 Amount           Rate           Date              Cost
===========================================================
Florida--2.8%
Dade County Water & Sewer VRDN Series 1994(A-1+/VMIG1)
$7,475,000       4.00%/(b)/     01/07/97      $ 7,475,000
Florida Local Government Pooled CP Notes (First Union
   National Bank of Florida LOC)(A-1+/P-1)
29,162,000       3.70           01/24/97       29,162,000
7,225,800        3.60           02/18/97        7,225,800
1,800,000        3.50           03/14/97        1,800,000
-----------------------------------------------------------
                                              $45,662,800
-----------------------------------------------------------
Georgia--12.0%
Albany Dougherty PCRB for Philip Morris Co. (A-1/P-1)
$17,000,000      4.15%          01/07/97      $17,000,000
Albany Dougherty PCRB Series 1991 for Georgia Power
   Co.(A-1+)
  2,120,000      4.15           01/07/97        2,120,000
Burke County Development Authority RB(A-1+/VMIG1)
  6,000,000      4.65           01/01/97        6,000,000
 29,055,000      5.00           01/01/97       29,055,000
  3,000,000      4.15           01/07/97        3,000,000
Burke County PCRB for Georgia Power Co.(A-1+/VMIG1)/(c)/
  2,900,000      5.00           01/07/97        2,900,000
 29,850,000      4.00/(b)/      01/07/97       29,850,000
  3,425,000      4.15           01/07/97        3,425,000
  6,000,000      4.15           01/07/97        6,000,000
Burke County PCRB for Georgia Power Co. Series
   1994(VMIG1)
  3,400,000      5.00           01/07/97        3,400,000
Cobb County Institute of Nuclear Operations Inc. VRDN
   for Georgia Power Co. (Suntrust Bank LOC)(Aa3)
  4,295,000      4.15           01/07/97        4,295,000
Cobb County Power Operations Inc. VRDN (Trust Company
   Bank LOC)(AA-)
  2,330,000      4.15           01/07/97        2,330,000
Columbus Hospital Authority RB for St. Francis
   Hospital(VMIG1)
  7,750,000      4.15/(b)/      01/01/97        7,750,000
DeKalb County IDA VRDN for Siemens Energy and
   Automation, Inc.(P-1)
  3,750,000      4.05           01/07/97        3,750,000
Dekalb Private Hospital Authority VRDN for Egleston
   Children's Hospital Series 1994 A (Suntrust Bank
   LOC)(VMIG1)
  1,800,000      4.05           01/07/97        1,800,000
Floyd County PCRB for Georgia Power Co. Series
   1996(A-1/VMIG1)
  5,080,000      5.00           01/07/97        5,080,000
Fulco Hospital Authority Revenue Anticipation
   Certificates Series 1992 (Suntrust Bank LOC)(A-1+)
  4,815,000      4.15%          01/07/97        4,815,000
Georgia Municipal Gas Authority RB(A-1/VMIG1)
 22,200,000      4.00/(b)/      01/07/97       22,200,000
Heard County PCRB for Georgia Power Co. Series
   1996(A-1/VMIG1)
  1,800,000      5.00           01/01/97        1,800,000
Henry County IDA PCRB for Georgia Pacific Corp.
   (Suntrust Bank LOC)(Aa3)
  4,000,000      4.15           01/07/97        4,000,000
Municipal Electric Authority of Georgia Subordinate
   General Resolution Series 1985 B and C (Credit
   Suisse/Morgan Guaranty/Bayerische Landesbank
   Girozentrale LOC)(A-1+/P-1)
 12,650,000      3.55           03/06/97       12,650,000
  8,145,000      3.55           03/11/97        8,145,000
Municipal Electric Authority of Georgia Subordinate
   General Resolution Series 1994 C (Credit
   Suisse/Morgan Guaranty/
   Bayerische Landesbank Girozentrale LOC)(A-1+/VMIG1)
  7,000,000      3.50           03/13/97        7,000,000
Savannah Economic Development Authority PCRB VRDN for
   Savannah Electric & Power Co. (A-1/VMIG1)
  4,085,000      4.15           01/07/97        4,085,000
-----------------------------------------------------------
                                             $192,450,000
-----------------------------------------------------------
Hawaii--0.1%
Hawaii Housing Finance and Development Authority VRDN
   (FHLB LOC)(A-1+)
$ 2,200,000      2.80%          01/07/97      $ 2,200,000
-----------------------------------------------------------
Idaho--0.6%
Idaho Health Facilities for Holy Cross Health
   Systems(A-1/VMIG1)
$10,000,000      4.10%          01/07/97      $10,000,000
-----------------------------------------------------------
Illinois--3.2%
Belleville IDA for Weyerhaeuser Company Series
   1993(A-1)
$ 1,800,000      4.21%          01/07/97      $ 1,800,000
Illinois Health Facilities Authority VRDN for Central
   Dupage Hospital (Rabobank Nederland LOC)(VMIG1)
  5,000,000      5.25           01/01/97        5,000,000
Illinois Health Facilities Authority VRDN for
   Resurrection Healthcare(VMIG1)
 15,000,000      5.00           01/01/97       15,000,000
--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Statement of Investments
------------------------------------------------------------
ILA Tax-Exempt Diversified Portfolio (continued)

December 31, 1996

-----------------------------------------------------------
Principal        Interest       Maturity         Amortized
 Amount           Rate           Date              Cost
============================================================
Illinois  (continued)
Illinois Health Facilities Authority VRDN Series 1985 D Revolving
   Fund Pooled Finance Program (First National Bank of Chicago
   LOC)(A-1/VMIG1)
$16,600,000      4.15%          01/07/97      $  16,600,000
Illinois Health Facility Authority VRDN for Elmhurst Memorial
   Hospital(VMIG1)
    100,000      5.30           01/01/97            100,000
Sauget PCRB VRDN Series 1992(P-1)
  3,300,000      4.20           01/07/97          3,300,000
Sauget PCRB VRDN Series 1993(P-1)
  9,335,000      4.20           01/07/97          9,335,000
-----------------------------------------------------------
                                              $  51,135,000
-----------------------------------------------------------
Indiana--5.1%
Fort Wayne Hospital Authority VRDN Series 1985 C and D (Bank of
   America LOC)(VMIG1)
$ 1,180,000      4.15%          01/07/97      $   1,180,000
Fort Wayne Parkview Memorial Hospital VRDN Series 1985
   B, C & D (Fuji Bank LOC)(VMIG1)/(c)/
 16,855,000      4.15           01/07/97         16,855,000
Gary CP Notes for U.S. Steel Corp. (Bank of New York LOC)
   (A-1+/P-1)
 20,000,000      3.55           03/11/97         20,000,000
Indiana Hospital Equipment Financing Authority VRDN
   Series 1985 A (MBIA)(A-1/VMIG1)
 29,490,000      4.20           01/07/97         29,490,000
Jasper County PCRB for Nipsco Series 1994 A(A-1+/VMIG1)
  5,200,000      5.10           01/01/97          5,200,000
Schererville Economic Development VRDN Series 1983 for Avery
  International Corp. Project (Bankers Trust LOC)(Aa2)
  4,000,000      4.13           01/07/97          4,000,000
Warrick County PCRB for Aluminum Company of America Series
  1992(A-1)
  5,000,000      4.15           01/07/97          5,000,000
-----------------------------------------------------------
                                              $  81,725,000
-----------------------------------------------------------
Iowa--1.4%
Muscatine County VRDN for Monsanto Corp.(P-1)
$ 1,000,000      4.20%          01/07/97      $   1,000,000
Salix PCRB VRDN for Midwest Power Systems Inc.(A-1/VMIG1)/(c)/
 21,795,000      4.15           01/07/97         21,795,000
-----------------------------------------------------------
                                              $  22,795,000
-----------------------------------------------------------
Kentucky--1.7%
Calvert VRDN for Air Products and Chemicals Inc. Project(A-1)
$ 1,000,000      4.20%          01/07/97      $   1,000,000
Mason County Variable/Fixed Rate PCRB Pooled for East Kentucky
  Power (CFC)(A-1+/Aa3)
 13,450,000      4.15           01/07/97         13,450,000
Trimble County PCRB for Louisville Gas & Electric Series 1996 A(A-
  1+/VMIG1)
 12,500,000      3.50           03/14/97         12,500,000
-----------------------------------------------------------
                                              $  26,950,000
-----------------------------------------------------------
Louisiana--2.5%
Ascension Parish PCRB for BASF Wyandotte Corp. Series
   1985 (Bank of Tokyo LOC)(P-1)
$ 2,600,000      5.10%          01/01/97      $   2,600,000
Ascension Parish PCRB for Vulcan Materials Co. Series 1996(A-
   1+/VMIG1)
  8,200,000      4.20           01/07/97          8,200,000
Louisiana Public Facilities Authority School Health Care System
   UPDATE Series 1993(A-1+/VMIG1)
  7,700,000      3.60           01/08/97          7,700,000
Parish of Desoto PCRB Series 1991 A (Swiss Bank LOC)(A-1+/VMIG1)
  4,600,000      4.05           01/07/97          4,600,000
Parish of Iberville VRDN for Air Products and Chemicals, Inc.
   Project(A-1)
  6,200,000      4.20           01/07/97          6,200,000
Plaquemines Port RB for Teco Energy, Inc. Series 1985 B(A-1+/P-1)
  2,000,000      3.60           02/13/97          2,000,000
South Louisiana Port Commission RB for Occidental Petroleum Corp.
   Series 1996 (Wachovia Bank LOC)(P-1)
  4,400,000      4.15           01/07/97          4,400,000
West Baton Rouge Parish VRDN for Dow Chemical Co. Series 1991
   (P-1)
  4,000,000      3.55           02/10/97          4,000,000
-----------------------------------------------------------
                                              $  39,700,000
-----------------------------------------------------------

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Statement of Investments
--------------------------------------------------------------------
ILA Tax-Exempt Diversified Portfolio (continued)
December 31, 1996
--------------------------------------------------------------------



--------------------------------------------------------------------
Principal            Interest           Maturity           Amortized
 Amount                Rate               Date                Cost
====================================================================
Maryland--0.9%
Baltimore County Consolidated Public Improvement BANS Series
  1995(A-1+/P-1)
$10,000,000          3.55%              02/06/97     $    10,000,000
Frederick GO VRDN (Fuji Bank LOC)(A-1/VMIG1)
  4,800,000          4.25               01/07/97           4,800,000
--------------------------------------------------------------------
                                                     $    14,800,000
--------------------------------------------------------------------
Massachusetts--1.6%
Massachusetts Bay Transportation Authority Series 1996 A Notes
  (SP-1/MIG2)
$11,000,000          3.75%              02/28/97     $    11,008,115
Massachusetts Health & Education Authority RB for Harvard
  University Series I(A-1+/VMIG1)/(c)/
 13,866,000          3.90               01/07/97          13,866,000
--------------------------------------------------------------------
                                                     $    24,874,115
--------------------------------------------------------------------
Michigan--0.7%
Michigan Job Development Authority for Mazda Motor Manufacturing
  VRDN (Sumitomo Bank LOC)(VMIG1)
$11,100,000          4.25%              01/07/97     $    11,100,000
--------------------------------------------------------------------
Minnesota--1.5%
Becker PCRB for Northern States Power Co. Series 1992 A(A-1+)
$ 8,000,000          3.65%              01/16/97     $     8,000,000
  6,000,000          3.55               03/12/97           6,000,000
Becker PCRB for Northern States Power Co. Series 1993 A(A-1/VMIG1)
  4,000,000          3.55               03/12/97           4,000,000
White Bear Lake IDA for Weyerhauser Co. Series 1993(A-1)
  6,800,000          4.21               01/07/97           6,800,000
--------------------------------------------------------------------
                                                     $    24,800,000
--------------------------------------------------------------------
Mississippi--0.6%
Canton IDR for Levi Strauss Co. (Bank of America LOC)(P-1)
$10,000,000          4.15%/(b)/         01/07/97     $    10,000,000
--------------------------------------------------------------------
Missouri--1.8%
Belton RB (Texas Commerce Bank LOC)(P-1)
$ 4,025,000          4.25%              01/07/97     $     4,025,000
Kansas City Cloversett IDA MF Hsg. RB Series 1988 VRDN (Boatmen's
  Bank of Kansas City LOC)(A-1+)
  8,720,000          4.30               01/07/97           8,720,000
Missouri Health & Education Facility Authority VRDN (MBIA)(AAA)
 10,500,000          4.10               01/07/97          10,500,000
State Environmental Improvement and Energy Resources
  Authority RB for Monsanto Corporation (P-1)
$ 5,520,000          4.20%              01/07/97     $     5,520,000
--------------------------------------------------------------------
                                                     $    28,765,000
--------------------------------------------------------------------
Montana--0.3%
Forsyth PCRB for Pacificorp. Series 1988 (Industrial Bank of Japan
  LOC)(A-1/P-1)
$ 3,400,000          4.70%              01/01/97     $     3,400,000
Montana State Board of Investments VRDN Payroll Tax Bonds(VMIG1)
  1,000,000          4.00               01/07/97           1,000,000
--------------------------------------------------------------------
                                                     $     4,400,000
--------------------------------------------------------------------
Nevada--0.2%
Clark County VRDN for Nevada Airport System (MBIA)
  (A-1+/VMIG1)
$ 3,200,000          4.00%              01/07/97     $     3,200,000
--------------------------------------------------------------------
New Jersey--3.3%
New Jersey TRANS Series 1997 A(A-1+/P-1)
$48,000,000          3.50%              03/12/97     $    48,000,000
New Jersey Turnpike Authority RB Series 1991 D (FGIC)(P-1)
  5,600,000          3.75               01/07/97           5,600,000
--------------------------------------------------------------------
                                                     $    53,600,000
--------------------------------------------------------------------
New Mexico--0.2%
Farmington PCRB for Arizona Public Service Series 1994 A (Union
  Bank of Switzerland LOC)(A-1+/P-1)
$ 2,600,000          5.00%              01/01/97     $     2,600,000
--------------------------------------------------------------------
New York--12.1%
New York City GO VRDN Series 1993 B (FGIC)(A-1+/VMIG1)
$ 5,500,000          4.50%              01/01/97     $     5,500,000
New York City GO (MBIA)(VMIG1)
 19,800,000          4.15               01/07/97          19,800,000
New York City GO RANS Series 1997 A(SP-1+/VMIG1)
 60,000,000          4.50               04/15/97          60,137,770
New York City GO Series 1992 D (FGIC)
 20,000,000          3.95               01/07/97          20,000,000
New York City GO Series 1994 (Union Bank of Switzerland
  LOC)(A-1+/VMIG1)
  2,200,000          4.50               01/01/97           2,200,000
New York City GO VRDN (Dai-Ichi Kangyo Bank LOC)(A-1/VMIG1)
  2,600,000          4.50               01/01/97           2,600,000
--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Statement of Investments
-------------------------------------------------------------------------------
ILA Tax-Exempt Diversified Portfolio (continued)
December 31, 1996

--------------------------------------------------------------------
Principal        Interest       Maturity        Amortized
 Amount           Rate           Date             Cost
====================================================================
New York  (continued)
New York City GO VRDN (Norinchukin Bank LOC) (A-1+/VMIG1)
$ 7,000,000      4.50%          01/01/97      $ 7,000,000
New York City Municipal Water Finance Authority CP Notes Series 3
  (Toronto Dominion Bank/Bank of Nova Scotia LOC)(A-1+/P-1)
  8,900,000      3.50           03/12/97        8,900,000
New York City Municipal Water Finance Authority Series 3 (Toronto
   Dominion Bank/Bank of Nova Scotia
   LOC)(A-1+/P-1)
  3,000,000      3.50           03/11/97        3,000,000
New York State Energy Research & Development Authority PCRB for
  New York State Electric & Gas Series 1994 D (Union Bank of Switzerland LOC)(A-1+/VMIG1)
  8,700,000      4.40           01/01/97        8,700,000
New York State Housing Finance Agency for Normandie Court
  Housing RB Series 1987 A (Fleet Bank LOC)(VMIG1)
    900,000      4.00           01/07/97          900,000
New York State Local Government Assistance Series 1995 B VRDN
  (Bank of Nova Scotia LOC)(A-1+/VMIG1)/(c)/
 19,600,000      4.00           01/07/97       19,600,000
New York State Local Government Series G VRDN (National
  Westminster Bank LOC)(A-1+/VMIG1)
  1,150,000      3.85           01/07/97        1,150,000
New York State Local Government VRDN Series 1995 F (Toronto
  Dominion Bank LOC)(A-1+/VMIG1)/(c)/
 15,000,000      4.00           01/07/97       15,000,000
New York State Triborough Bridge & Tunnel Authority VRDN
  (FGIC)(A-1+/VMIG1)
 19,300,000      4.00           01/07/97       19,300,000
--------------------------------------------------------------------
                                             $193,787,770
--------------------------------------------------------------------
North Carolina--6.0%
North Carolina Eastern Municipal Power Agency RB Series 1988 B
  (Morgan Guaranty/Union Bank of Switzerland LOC)(A-1+)
$ 2,700,000      3.70%          01/16/97      $ 2,700,000
 10,000,000      3.70           01/27/97       10,000,000
Person County PCRB for Carolina Power & Light Series 1992 A
  (A-1/P-1)
  7,000,000      4.25           01/07/97        7,000,000
Rockingham County IDA PCRB for Philip Morris Co.(A-1/P-1)
  3,960,000      4.15           01/07/97        3,960,000

North Carolina  (continued)
Wake County PCRB for Carolina Power & Light Series 1990 A & B (Fuji
Bank LOC)(A-2/P-1)
$ 7,000,000      3.75%          02/06/97      $ 7,000,000
 11,000,000      3.55           02/07/97       11,000,000
 12,100,000      3.55           02/10/97       12,100,000
 12,900,000      3.75           02/14/97       12,900,000
 29,000,000      3.75           02/18/97       29,000,000
-------------------------------------------------------------
                                              $95,660,000
-------------------------------------------------------------
Ohio--2.4%
Cleveland-Cuyahoga County Port Authority VRDN for Rock & Roll
  Hall of Fame (Credit Local de France LOC)(A-1+)
$ 9,000,000      4.05%          01/07/97      $ 9,000,000
Columbus Electric System Series 1994 RB (Union Bank of Switzerland
  LOC)(VMIG1)
 10,620,000      3.35           01/31/97       10,620,000
Franklin County Hospital RB for Holy Cross Health System Series
  1995(A-1/VMIG1)/(c)/
 18,900,000      4.10           01/07/97       18,900,000
-------------------------------------------------------------
                                              $38,520,000
-------------------------------------------------------------
Oregon--1.7%
Lane County PCRB VRDN for Weyerhaeuser Company Series 1994
   (A-1)
$ 6,500,000      4.21%          01/07/97      $ 6,500,000
Portland VRDN for Columbia Grain Inc. Project (Fuji Bank/Bank of
  Tokyo LOC)(VMIG1)
 17,650,000      4.25           01/07/97       17,650,000
State of Oregon Veteran's Welfare Series 73 H VRDN (Morgan
  Guaranty LOC)(A-1+/VMIG1)
  3,400,000      4.00           01/07/97        3,400,000
-------------------------------------------------------------
                                              $27,550,000
-------------------------------------------------------------
Pennsylvania--2.7%
Allegheny County PCRB for U.S. Steel Series 1985 (Commerzbank
  LOC)(A-1+/P-1)
$28,400,000      3.50%          03/13/97      $28,400,000
Allegheny County PCRB for U.S. Steel Series 1986 (Commerzbank
  LOC)(A-1+/P-1)
    700,000      3.50           02/06/97          700,000
Philadelphia TRANS Series 1996-97 A(SP-1/VMIG1)
 14,000,000      4.50           06/30/97       14,036,476
--------------------------------------------------------------
                                              $43,136,476
--------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Statement of Investments
-------------------------------------------------------------------------------
ILA Tax-Exempt Diversified Portfolio (continued)
December 31, 1996


-------------------------------------------------------------------
Principal        Interest       Maturity        Amortized
 Amount            Rate           Date            Cost
===================================================================
Puerto Rico--2.0%
Commonwealth of Puerto Rico RANS Series 1997 A(SP-1+/VMIG1)
$32,000,000      4.00%          07/30/97    $  32,103,040
-------------------------------------------------------------------
South Carolina--0.7%
York County Floating/Fixed Rate PCRB Pooled Series 1984-North
  Carolina Electric Membership Corp. VRDN (CFC)(A-1+/VMIG1)
$11,275,000      4.15%          01/07/97    $  11,275,000
-------------------------------------------------------------------
Texas--11.5%
Brazos Harbor IDA VRDN for Monsanto Co.(P-1)
$ 3,500,000      4.20%          01/07/97      $ 3,500,000
Brazos River Authority PCRB Series 1994 for Monsanto Co.(P-1)
  5,100,000      4.20           01/07/97        5,100,000
Brazos River Authority VRDN for Monsanto Co.(P-1)
  5,300,000      4.20           01/07/97        5,300,000
Brazos River Harbor Authority VRDN for Dow Chemical Corp. Series
  1991(A-1/P-1)
 13,500,000      3.60           01/24/97       13,500,000
Harris County Health Facilities Development Corp. UPDATE Series
  1993(A-1+/VMIG1)
  5,200,000      3.55           01/07/97        5,200,000
  5,200,000      3.50           01/29/97        5,200,000
Harris County Hospital RB for Childrens Hospital Series 1989 B-2
  (VMIG1)
  7,900,000      4.10           01/07/97        7,900,000
Harris County Toll Road VRDN Series 1994 C(A-1+/VMIG1)
 23,700,000      4.05           01/07/97       23,700,000
Nueces River IDA PCRB UPDATE for San Miguel Electric Series 1984
  (CFC)(A-1+/VMIG1)
 25,000,000      3.50           02/26/97       25,000,000
 25,700,000      3.50           03/10/97       25,700,000
San Antonio Electric & Gas Systems CP Notes Series A(A-1+/P-1)
 18,800,000      3.50           03/12/97       18,800,000
State of Texas TRANS Series 1996(SP-1+/VMIG1)/(c)/
 25,000,000      4.75/(b)/      08/29/97       25,193,274
 20,000,000      4.75           08/29/97       20,154,620
-------------------------------------------------------------------
                                            $ 184,247,894
-------------------------------------------------------------------
Utah--0.2%
Salt Lake County PCRB for Service Station/British Petroleum Series
  1994 B(P-1)
$ 2,815,000      5.00%          01/01/97      $ 2,815,000
-------------------------------------------------------------------
Virginia--6.7%
Chesapeake PCRB for Virginia Electric & Power Series
   1985(A-1/P-1)
$22,000,000      3.60%          02/06/97      $22,000,000
Chesterfield County PCRB for Philip Morris Series 1987 A(A-1/P-1)
  5,000,000      3.55           02/06/97        5,000,000
Chesterfield County PCRB for Philip Morris Series 1992(A-1/P-1)
 14,700,000      4.15           01/07/97       14,700,000
Chesterfield County PCRB for Virginia Electric & Power Series 1985
   (A-1/P-1)
  8,000,000      3.60           02/07/97        8,000,000
  5,200,000      3.60           02/12/97        5,200,000
Chesterfield County PCRB for Virginia Electric & Power
   Series 1987 C(A-1/P-1)
  1,000,000      3.60           02/12/97        1,000,000
Louisa PCRB For Virginia Electric & Power Series 1984(A-1/P-1)
  4,000,000      3.60           02/07/97        4,000,000
  4,000,000      3.60           02/13/97        4,000,000
  3,000,000      3.60           02/14/97        3,000,000
Louisa PCRB for Virginia Electric & Power Series 1987(A-1/P-1)
  1,300,000      3.55           02/06/97        1,300,000
Roanoke VRDN for Carilion Health Systems Hospital Series A(A-1)
 20,400,000      4.10           01/07/97       20,400,000
Spotsylvania IDA for Carlisle Corporation (Suntrust Bank LOC)(AA3)
  6,500,000      4.15/(b)/      01/07/97        6,500,000
York County PCRB for Virginia Electric & Power Series 1985(A-1/P-1)
  9,400,000      3.70           01/14/97        9,400,000
  2,700,000      3.65           03/10/97        2,700,000
-------------------------------------------------------------------
                                            $ 107,200,000
-------------------------------------------------------------------
Washington--4.6%
King County Sewer Revenue BANS Series A(A-1/P-1)
$10,000,000      3.55%          03/10/97      $10,000,000
Port of Grays Harbor IDA VRDN for Weyerhaeuser Project Series
  1992(A-1+)
  1,000,000      4.21           01/07/97        1,000,000
Port of Grays Harbor IDA VRDN for Weyerhaeuser Project Series
  1993(A-1+)
  5,850,000      4.21           01/07/97        5,850,000
Port of Kalama Floating/Fixed Rate for Conagra, Inc. Series 1983
  (Morgan Guaranty Trust LOC)(AAA)
  2,230,000      4.00           01/07/97        2,230,000
Union Gap City IDA VRDN for Weyerhaeuser Project Series 1992(A-1)
  1,600,000      4.21           01/07/97        1,600,000

------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Statement of Investments
-------------------------------------------------------------------------------
ILA Tax-Exempt Diversified Portfolio (continued)
December 31, 1996


-----------------------------------------------------------
Principal        Interest       Maturity         Amortized
 Amount           Rate           Date              Cost
===========================================================
Washington  (continued)
Washington Health Care Facilities Authority VRDN Series 1996
  (Morgan Guaranty Trust LOC)(VMIG1)
$4,300,000       5.25%          01/01/97      $ 4,300,000
Washington Public Power Supply Project Electric RB Series 1993-1A
  (Bank of America LOC)(A-1+/VMIG1)
10,860,000       4.10           01/07/97       10,860,000
Washington Public Power Supply Project Electric RB Series 1993-2A
  (Bank of America LOC)(A-1/VMIG1)
11,100,000       4.10           01/07/97       11,100,000
Washington Public Power Supply System RB Series 1993-3A
   (Bank of America LOC)(A-1+/VMIG1)
15,000,000       4.10/(b)/      01/07/97       15,000,000
 3,115,000       3.95           01/07/97        3,115,000
 8,200,000       4.10           01/07/97        8,200,000
-----------------------------------------------------------
                                              $73,255,000
-----------------------------------------------------------
Wyoming--1.4%
Pacificorp PCRB VRDN for Sweetwater County Series 1990 A
   (Credit Suisse LOC)(VMIG1)
$16,200,000      4.15%          01/07/97      $16,200,000
Sweetwater County PCRB for Idaho Power Co. Series 1996 C
   (A-1+/VMIG1)
  6,100,000      5.10           01/01/97        6,100,000
-----------------------------------------------------------
                                              $22,300,000
-----------------------------------------------------------
Total Investments                          $1,749,033,261/(a)/
==========================================================


/(a)/The amount stated also represents aggregate cost for federal income tax purposes.
/(b)/When-issued securities.
/(c)/Portions of these securities are being segregated for when-issued securities.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted notes, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.

Maturity dates represent either the stated date on the security, the next interest reset date for floating rate securities, or the prerefunded date for those type of securities.

Security ratings are unaudited.

The percentages shown for each investment category reflect the value of investments in that category as a percentage of total net assets.


-----------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Statement of Investments
--------------------------------------------------------------------------------
ILA Tax-Exempt California Portfolio

December 31, 1996

------------------------------------------------------------
Principal         Interest       Maturity        Amortized
 Amount            Rate           Date             Cost
============================================================
California--96.4%
California Health Facilities Authority VRDN for Kaiser Permanente
   Series 1993 A, B & C RB(A-1+/VMIG1)
$ 2,000,000       4.00%          01/07/97       $  2,000,000
California Health Facility Finance Authority RB Series
   1990 A VRDN (Rabobank Nederland LOC)(A-1+/VMIG1)
  8,100,000       4.00           01/07/97          8,100,000
California PCRB for Pacific Gas & Electric (Banque Nationale de Paris
   LOC)(A-1+)
  4,100,000       4.80           01/01/97          4,100,000
California Pollution Control Financing Authority for Southern
   California Edison Adjustable TRB Series 1986 D(A-1/VMIG1)
  1,800,000       4.70           01/01/97          1,800,000
California RANS VRDN Series 1996-97 B(SP-1+/VMIG1)
 10,000,000       3.47           01/31/97         10,000,000
California RANS VRDN Series 1996-97 C1(SP-1+/VMIG1)
 25,500,000       4.01           01/07/97         25,500,000
California School Cash Reserves Program Authority Series 1996 A
   (MBIA)(SP-1/VMIG1)
  9,000,000       4.75           07/02/97          9,040,248
California School Cash Reserves Program Authority Series 1996 B
   (MBIA)(VMIG1)
 10,000,000       4.50           12/19/97         10,083,758
California Statewide Communities Development Authority
   for Kaiser Foundation Hospital 1995 COPS(A-1+/VMIG1)
 16,500,000       4.00           01/07/97         16,500,000
California Statewide Communities Development Authority RB Series
   1995 A (A-1+)
 13,900,000       3.90           01/07/97         13,900,000
California Statewide Communities Development Authority Series
   1995A-1(A-1+)
 14,200,000       3.90           01/07/97         14,200,000
California Statewide Communities Development Authority, Refunding
   RB Series 1995A-2(A-1+)
  5,500,000       3.90           01/07/97          5,500,000
Chula Vista RB Series 1996 A for San Diego Gas & Electric(A-
   1/VMIG1)
 11,200,000       5.10           01/01/97         11,200,000
City of Anaheim Electric RANS Tax Exempt CP
   Notes(A-1+/P-1)
  8,950,000       3.45           01/29/97          8,950,000
City of Fresno MF Hsg. Revenue Refunding Bonds Series 1996 A
   (First Interstate Bank of California LOC)(VMIG1)
  3,315,000       4.15           01/07/97          3,315,000
City of Irwindale IDRB Series 1984 for Toys-R-Us VRDN (Bankers
   Trust LOC)(AA2)
  2,000,000       4.13%          01/07/97          2,000,000
City of Los Angeles VRDN MF Hsg. Museum Terrace-84H (Bank of
   America LOC)(VMIG1)
  3,500,000       4.00           01/07/97          3,500,000
City of Newport Beach Floating/Fixed Rate Health Facilities Memorial
   Hospital Facility VRDN(A-1/VMIG1)
 10,750,000       5.15           01/01/97         10,750,000
City of Newport Beach VRDN RB Series 1996 A(A-1+)
  3,800,000       5.15           01/01/97          3,800,000
City of Newport Beach VRDN RB Series 1996 B(A-1+)
 23,000,000       5.15           01/01/97         23,000,000
City of San Diego VRDN MF Hsg. RB Series 1985 (Bank of
   America LOC)(VMIG1)
 15,700,000       4.05           01/07/97         15,700,000
City of San Diego MF Hsg. for Lacima Apartments VRDN (Citibank
   LOC)(VMIG1)
 13,125,000       4.05           01/07/97         13,125,000
City of San Diego MF Hsg. for Nobel Court Apartments VRDN
   (Citibank LOC)(VMIG1)
 11,555,000       4.05           01/07/97         11,555,000
Contra Costa MF Hsg. for Lakeshore Apartments VRDN(A-1+)
  4,600,000       4.05           01/07/97          4,600,000
East Bay Municipal Utility District California Water & Waste
   (A-1+/P-1)
  4,300,000       3.45           02/27/97          4,300,000
Huntington Beach City Monthly MF Hsg. VRDN Series 1985 A (Bank
   of America LOC)(VMIG1)
  7,500,000       4.00           01/31/97          7,500,000
Kings County Housing Authority MF Hsg. Refunding RB Series 1996 A
   (First Interstate Bank of California LOC)(VMIG1)
  2,500,000       4.15           01/07/97          2,500,000
Los Angeles County Metro Transportation Authority VRDN
   (MBIA)(SP-1+/VMIG1)
  4,595,000       4.00           01/07/97          4,595,000
Los Angeles County Metro Transportation Authority RANS Series 1996
   A(VMIG1)
 10,000,000       4.00           02/27/97         10,013,586
Los Angeles County Metro Transportation CP Notes (National
   Westminster/Union Bank of California/ABN Amro/Canadian
   Imperial Bank of Commerce/Banque Nationale de Paris LOC)
   (A-1+/P-1)
 10,000,000       3.65           01/10/97         10,000,000
--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Statement of Investments
--------------------------------------------------------------------------------
ILA Tax-Exempt California Portfolio (continued)

December 31, 1996

-----------------------------------------------------------
Principal       Interest        Maturity         Amortized
 Amount           Rate            Date             Cost
===========================================================
California  (continued)
Los Angeles County TRANS (Credit Suisse/Morgan Guaranty Trust
   Co./Westdeutsche Landesbank Girozentrale/Bank of
   America/Union Bank of Switzerland LOC)(SP-1+/VMIG1)
$16,400,000      4.50%          06/30/97        $16,456,497
Los Angeles County, VRDN MF Hsg. for Valencia Village Series 1984 C
   (Industrial Bank of Japan Ltd. LOC)(A-1+)
 16,400,000      2.80           01/07/97         16,400,000
Los Angeles Housing Authority MF Hsg. VRDN for Canyon Country
   Villas Series 1985 H (Industrial Bank of Japan Ltd. LOC)(VMIG1)
 19,000,000      2.80           01/07/97         19,000,000
Northern California Power Agency Geothermal Project Number 3
   Adjustable Rate RB Series 1996 A (AMBAC)(A-1+/VMIG1)
  8,500,000      3.85           01/07/97          8,500,000
Orange County Apartment Development RB Issue 1984 C Seaside
  Meadow (Fuji Bank Ltd.)(A-1/VMIG1)
 24,000,000      3.95           01/07/97         24,000,000
Pomona Public Financing Authority VRDN (Sumitomo Bank LOC)
   (SP-1+)
  2,075,000      4.25           01/07/97          2,075,000
Sacramento County 1990 COP Admin-Center Courthouse Project
  VRDN (Union Bank of Switzerland LOC)(A-1+/VMIG1)
    500,000      3.75           01/07/97            500,000
San Bernardino County VRDN-Woodview Apartments Series
   1985 (Bank of America LOC)(VMIG1)
  6,500,000      4.05           01/07/97          6,500,000
San Diego County MF Hsg. for Country Hills VRDN (FNMA)
   (A-1+)
 10,300,000      4.05           01/07/97         10,300,000
San Diego IDB Series 1995 B for San Diego Gas & Electric(A-1/VMIG1)
  1,000,000      3.50           01/23/97          1,000,000
San Leandro MF Hsg. VRDN Series 1985 B- Haas Avenue
   Apartments (Bank of America LOC)(VMIG1)
  3,900,000      4.00           01/07/97          3,900,000
Southern California Metro Water District Series A CP Notes(A-1+/P-1)
  5,400,000      3.50           02/20/97          5,400,000
Southern California Metropolitan Water District Revenue
   Refunding Bonds Series 1996 A (AMBAC)(A-1+/VMIG1)
  4,500,000      4.00           01/07/97          4,500,000
Southern California Public Power Authority 1991 Subordinated
  Revenue Refunding Bonds (AMBAC)(A-1+/VMIG1)
  9,100,000      3.90           01/07/97          9,100,000
Southern California Public Power Authority Power
   Project RB Series 1996 B (AMBAC)(A-1+/VMIG1)
  7,500,000      3.90           01/07/97          7,500,000
Southern California Public Power Authority Power
   Project RB Series 1996 C (AMBAC)(A-1+/VMIG1)
 10,000,000      3.90           01/07/97         10,000,000
Triunfo Sanitation District VRDN Refunding RB Series 1994 (Banque
   Nationale de Paris LOC)(A-1+)
  3,700,000      4.20           01/07/97          3,700,000
Tulare-Porterville Schools Finance Authority COPS (Union Bank of
  California LOC)(VMIG1)
  4,935,000      4.30           01/07/97          4,935,000
-----------------------------------------------------------
                                               $424,894,089
-----------------------------------------------------------
Puerto Rico--3.2%
Commonwealth of Puerto Rico RANS Series 1997 A(SP-1+/VMIG1)
$14,000,000      4.00%          07/30/97        $14,045,081
-----------------------------------------------------------
Total Investments                              $438,939,170/(a)/
===========================================================
/(a)/The amount stated also represents aggregate cost for federal income tax purposes.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted notes, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.

Maturity dates represent either the stated date on the security, the next interest reset date for floating rate securities, or the prerefunded date for those types of securities.

Security ratings are unaudited.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Statement of Investments
-----------------------------------------------------------
ILA Tax-Exempt New York Portfolio
December 31, 1996


-----------------------------------------------------------
Principal        Interest        Maturity        Amortized
 Amount            Rate            Date            Cost
===========================================================
New York--94.2%
City of Yonkers IDA RB for Consumers (Industrial Bank
   of Japan LOC)(VMIG1)
$2,700,000       3.90%           01/07/97       $2,700,000
City of Yonkers IDA Series 1991 Civic Facility RB
   (Industrial Bank of Japan LOC)(VMIG1)
 2,900,000       3.90            01/07/97        2,900,000
Great Neck North Water Authority Water System RB Series
   1993 A VRDN (FGIC)(A-1+/VMIG1)
 3,800,000       4.00            01/07/97        3,800,000
IDA Civic Facility RB Cold Spring Harbor Labs Series
   1989 VRDN (Morgan Guaranty Trust LOC)(A-1+)
 2,200,000       4.90            01/01/97        2,200,000
Metropolitan Museum of Art Variable Rate Interest
   Bonds(AA/AA)
 1,500,000       4.00            01/07/97        1,500,000
Metropolitan Transportation Authority Commuter Facility
   VRDN Series 1991 (National Westminster/Morgan
   Guaranty/Industrial Bank of Japan/Sumitomo Bank/J.P.
   Morgan/Bank of Tokyo LOC)(A-1+/VMIG1)
 3,400,000       4.05            01/07/97        3,400,000
Nassau County TANS Series 1996 B(SP-1+)
 3,500,000       4.25            08/29/97        3,515,754
New York City GO Bonds (Sumitomo Bank LOC)(A-1/VMIG1)
   800,000       5.00            01/01/97          800,000
New York City GO Fiscal 1995 Series B-6
   (MBIA)(A-1+/VMIG1)
 3,900,000       5.10            01/01/97        3,900,000
 1,250,000       5.10            01/01/97        1,250,000
New York City GO RANS Series 1997 A(SP-1+/VMIG1)
 4,000,000       4.50            04/15/97        4,009,256
New York City IDA - Civic Facility RB 1989 National
   Audubon Society, Inc. (Swiss Bank Corp. LOC)(A-1+)
 4,000,000       4.80            01/01/97        4,000,000
New York City IDA for Columbia Grammar Prep School VRDN
   (Chemical Bank LOC)(A-1+)
 2,500,000       4.15            01/07/97        2,500,000
New York City Municipal Water Finance Authority CP
   Series 1 (Canadian Imperial Bank of Commerce
   LOC)(P-1)
 6,900,000       3.55            01/16/97        6,900,000
New York City Municipal Water Finance Authority Series
   3 (Toronto Dominion Bank/Bank of Nova Scotia
   LOC)(P-1)
 2,500,000       3.50            03/11/97        2,500,000
New York City Trust for Cultural Resources American
   Museum of Natural History Adjustable Rate TRB VRDN
   (MBIA)(VMIG1)
$3,200,000       3.80%           01/07/97       $3,200,000
New York State Dormitory Authority RB Series 1990 B for
   Cornell University VRDN(VMIG1)
 4,700,000       4.80            01/01/97        4,700,000
New York State Energy Research & Development Authority
   For Long Island Lighting Co. VRDN (Toronto Dominion
   Bank LOC) (A-1+/P-1)
 3,000,000       4.05            01/07/97        3,000,000
New York State Energy Research & Development Authority
   PCRB for New York State Electric & Gas Series 1994 B
   (Union Bank of Switzerland LOC)(A-1+/VMIG1)
 7,800,000       5.00            01/01/97        7,800,000
New York State Energy Research & Development Authority
   PCRB for New York State Electric & Gas Series 1994 D
   (Union Bank of Switzerland LOC)(A-1+/VMIG1)
 3,600,000       4.40            01/01/97        3,600,000
New York State Energy Research & Development Authority
   PCRB for Rochester Gas & Electric Series 1984
   (Credit Suisse LOC)(P-1)
 2,100,000       3.40            01/31/97        2,100,000
New York State Energy Research & Development Authority
   PCRB Series A & B - Central Hudson Gas & Electric
   VRDN (Deutsche Bank LOC)(AA2)
 1,300,000       3.90            01/07/97        1,300,000
New York State Energy Research & Development Authority
   for Orange and Rockland Utilities Series 1995 A VRDN
   (AMBAC)(A-1+/VMIG1)
 5,000,000       3.80            01/07/97        5,000,000
New York State GO BANS Series R(A-1/P-1)
 4,500,000       3.55            02/25/97        4,500,000
New York State GO BANS Series T(A-1/P-1)
 3,500,000       3.55            02/24/97        3,500,000
New York State Housing Finance Agency for Normandie
   Court Housing RB Series 1987 A (Fleet Bank
   LOC)(VMIG1)
 5,100,000       4.00            01/07/97        5,100,000
New York State Local Government Assistance Series 1995
   B VRDN (Bank of Nova Scotia LOC)(A-1+/VMIG1)
 1,700,000       4.00            01/07/97        1,700,000
New York State Local Government Series C VRDN
   (Landesbank Hessen-Thueringen Girozentrale
   LOC)(A-1+/VMIG1)
 7,000,000       4.00            01/07/97        7,000,000

----------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Statement of Investments
-----------------------------------------------------------
ILA Tax-Exempt New York Portfolio (continued)
December 31, 1996


-----------------------------------------------------------
Principal        Interest        Maturity        Amortized
 Amount           Rate            Date             Cost
===========================================================
New York (continued)
New York State Local Government Series G VRDN (National
   Westminster Bank LOC)(A-1+/VMIG1)
$700,000         3.85%           01/07/97     $    700,000
New York State Medical Care Facility Financing Agency
   for Children's Hospital of Buffalo RB Series 1991 A
   (Barclays Bank LOC)(VMIG1)
 1,900,000       4.20            01/07/97        1,900,000
New York State Triborough Bridge & Tunnel Authority
   VRDN (FGIC)(A-1+/VMIG1)
 4,700,000       4.00            01/07/97        4,700,000
Oswego County IDA PCRB Series 1992 for Philip
   Morris(A-1/P-1)
 1,000,000       4.15            01/07/97        1,000,000
Syracuse University IDA VRDN (Morgan Guaranty
   LOC)(AA+/A-1 /VMIG1)
 1,200,000       4.80            01/01/97        1,200,000
-----------------------------------------------------------
                                              $107,875,010
-----------------------------------------------------------
Puerto Rico--5.7%
Commonwealth of Puerto Rico RANS Series 1997
   A(SP-1+/VMIG1)
$3,500,000       4.00%           07/30/97     $  3,511,271
Puerto Rico Government Development Bank VRDN (Credit
   Suisse LOC)(A-1/VMIG1)
 1,000,000       3.75            01/07/97        1,000,000
Puerto Rico Medical and Environmental PCRB Series 1983
   A for Key Pharmaceuticals Inc. (Morgan Guaranty LOC)
 2,000,000       3.75            12/01/97        2,000,000
-----------------------------------------------------------
                                              $  6,511,271
-----------------------------------------------------------
Total Investments                             $114,386,281/(a)/
===========================================================
/(a)/ The amount stated also represents aggregate cost for federal income tax purposes.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted notes, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.

Maturity dates represent either the stated date on the security, the next interest reset date for floating rate securities, or the prerefunded date for those types of securities.

Security ratings are unaudited.

The percentages shown for each investment category reflect the value of investments in that category as a percentage of total net assets.


Investment Abbreviations:
ACES         --Adjustable Convertible Extendible
               Securities
AMBAC        --Insured by American Municipal Bond
               Assurance Corp.
BANS         --Bond Anticipation Notes
CFC          --Unconditionally Guaranteed by
               Cooperative Finance Corp.
COPS         --Certificates of Particication
CP           --Commercial Paper
FGIC         --Insured by Financial Guaranty
               Insurance Co.
FNMA         --Federal National Mortgage
               Association
GO           --General Obligation
HFA          --Health Facility Authority
IDA          --Industrial Development Authority
IDB          --Industrial Development Bond
IDR          --Industrial Development Revenue Bond
LOC          --Letter of Credit
MBIA         --Insured by Municipal Bond Investors
               Assurance
MF Hsg.      --Multi-Family Housing
PCRB         --Pollution Control Revenue Bond
RANS         --Revenue Anticipation Notes
RB           --Revenue Bond
TANS         --Tax Anticipation Notes
TECP         --Tax Exempt Commercial Paper
TRANS        --Tax Revenue Anticipation Notes
TRB          --Tender Revenue Bond
UPDATE       --Unit Priced Daily Adjustable
               Tax-Exempt Security
VRDN         --Variable Rate Demand Note

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------


-------------------------------------     --------------------------------------







                     [This page intentionally left blank]





--------------------------------------     -------------------------------------

Goldman Sachs Money Market Trust--Institutional Liquid Assets
--------------------------------------------------------------------------------
Statements of Assets and Liabilities
December 31, 1996
--------------------------------------------------------------------------------

                                                                             ILA             ILA
                                                                            Prime           Money             ILA
                                                                          Obligations       Market         Government
                                                                           Portfolio       Portfolio       Portfolio
                                                                          ==============================================
Assets:
Investments in securities, at value based on amortized cost              $1,266,243,902   $ 990,797,391    $ 827,240,879
Interest receivable                                                           3,701,956       3,538,130        1,378,983
Cash                                                                            143,480         128,908          152,717
Other assets                                                                     18,680          33,706           48,509
------------------------------------------------------------------------------------------------------------------------
    Total assets                                                          1,270,108,018     994,498,135      828,821,088
------------------------------------------------------------------------------------------------------------------------
Liabilities:
Payable for investment securities purchased                                          --              --               --
Dividends payable                                                             5,999,306       4,784,617        3,427,645
Accrued expenses and other liabilities                                          530,616         513,611          459,492
------------------------------------------------------------------------------------------------------------------------
    Total liabilities                                                         6,529,922       5,298,228        3,887,137
------------------------------------------------------------------------------------------------------------------------
Net Assets:
Paid in capital                                                           1,263,578,517     989,199,498      824,862,428
Accumulated undistributed net investment income                                      --              --               --
Accumulated undistributed net realized gain (loss) on investment
   transactions                                                                   (421)             409           71,523
------------------------------------------------------------------------------------------------------------------------
    Net assets                                                           $1,263,578,096   $ 989,199,907      824,933,951
========================================================================================================================
Net asset value, offering and redemption price per unit
   (net assets/units outstanding)                                        $         1.00   $        1.00    $        1.00
========================================================================================================================
Units Outstanding:
ILA units                                                                 1,154,745,689     703,096,586      694,604,345
ILA Administration units                                                     23,775,858     257,258,398       36,044,854
ILA Service units                                                            84,710,642      28,844,514       94,213,229
ILA B units                                                                     346,328              --               --
------------------------------------------------------------------------------------------------------------------------
    Total units of beneficial interest outstanding, $.001 par value
       (unlimited number of units authorized)                             1,263,578,517     989,199,498      824,862,428
========================================================================================================================


--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------
      ILA              ILA                              ILA              ILA            ILA
    Treasury         Treasury            ILA         Tax-Exempt       Tax-Exempt     Tax-Exempt
   Obligations      Instruments        Federal       Diversified      California      New York
    Portfolio        Portfolio        Portfolio       Portfolio        Portfolio      Portfolio
================================================================================================
 $ 810,267,968   $1,221,566,240   $3,300,609,972   $1,749,033,261   $438,939,170    $114,386,281
       532,015       14,004,604        4,477,173        7,404,080      2,433,885         404,538
        99,319          148,266          365,400        1,862,438        599,385          41,299
           775           10,026          125,725            8,601          8,650              --
------------------------------------------------------------------------------------------------
   810,900,077    1,235,729,136    3,305,578,270    1,758,308,380    441,981,090     114,832,118
------------------------------------------------------------------------------------------------

            --               --               --      150,828,428             --              --
     3,404,801        4,597,910       13,642,248        4,524,992      1,168,073         274,842
       428,726          525,543        1,305,746          494,147        194,663          62,795
------------------------------------------------------------------------------------------------
     3,833,527        5,123,453       14,947,994      155,847,567      1,362,736         337,637
------------------------------------------------------------------------------------------------

 $ 807,035,766    1,230,590,333    3,290,699,109    1,602,342,561    440,637,879     114,499,366
            --               --               --          362,642         10,495           1,634

        30,784           15,350          (68,833)        (244,390)       (30,020)         (6,519)
------------------------------------------------------------------------------------------------
 $ 807,066,550   $1,230,605,683   $3,290,630,276   $1,602,460,813   $440,618,354    $114,494,481
================================================================================================

 $        1.00    $        1.00   $         1.00   $         1.00   $       1.00   $        1.00
================================================================================================

   574,608,995      708,990,271    2,303,703,731    1,514,523,522    440,495,857      70,178,026
   108,916,431      137,701,171      794,578,398       59,097,259        142,022      44,321,340
   123,510,340      383,898,891      192,416,980       28,918,372             --              --
            --               --               --               --             --              --
------------------------------------------------------------------------------------------------

   807,035,766    1,230,590,333    3,290,699,109    1,602,539,153    440,637,879     114,499,366
================================================================================================


------------------------------------------------------------------------------------------------

Goldman Sachs Money Market Trust--Institutional Liquid Assets
------------------------------------------------------------------------------
Statements of Operations
For the Year Ended December 31, 1996

------------------------------------------------------------------------------


                                                                                ILA            ILA
                                                                               Prime          Money           ILA
                                                                             Obligations      Market       Government
                                                                             Portfolio       Portfolio     Portfolio
                                                                             =========================================
Investment income:
Interest income                                                             $81,770,923    $54,320,799    $39,035,321
----------------------------------------------------------------------------------------------------------------------
Expenses:
Investment adviser fees                                                       5,185,990      3,447,586      2,509,206
Transfer agent fees                                                             592,685        394,010        286,766
Custodian fees                                                                  289,863        203,454        157,058
Professional fees                                                                43,453         28,965         22,465
Trustees' fees                                                                   19,256         10,622          9,356
Other                                                                           178,787        197,862        186,415
----------------------------------------------------------------------------------------------------------------------
    Total expenses                                                            6,310,034      4,282,499      3,171,266
    Less--Expenses reimbursable and fees waived by Goldman Sachs               (234,432)      (736,102)      (231,536)
----------------------------------------------------------------------------------------------------------------------
    Net expenses                                                              6,075,602      3,546,397      2,939,730
    Administration unit fees                                                     65,534        316,155         63,048
    Service unit fees                                                           494,274        128,313        352,931
----------------------------------------------------------------------------------------------------------------------
    Net expenses and unit fees                                                6,635,410      3,990,865      3,355,709
----------------------------------------------------------------------------------------------------------------------
Net investment income                                                        75,135,513     50,329,934     35,679,612
----------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investment transactions                              72,405         72,865         62,662
----------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                        $75,207,918    $50,402,799    $35,742,274
======================================================================================================================


--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

     ILA            ILA                            ILA             ILA           ILA
   Treasury       Treasury          ILA         Tax-Exempt      Tax-Exempt    Tax-Exempt
  Obligations    Instruments      Federal       Diversified     California     New York
   Portfolio      Portfolio      Portfolio       Portfolio      Portfolio     Portfolio
=========================================================================================
$48,666,691     $53,608,537    $146,327,912    $54,107,112    $13,695,668     $3,421,539
 ----------------------------------------------------------------------------------------
  3,157,511       3,629,131       9,496,253      5,391,039      1,410,751        359,201
    360,858         414,758       1,085,286        616,119        161,229         41,051
    197,650         167,744         459,900        135,944         45,236         21,336
     27,555          34,247          77,027         42,553         13,995          6,322
     11,552          12,842          34,394         17,650          4,574          1,215
    157,226         213,340         423,802        136,197         38,866          7,681
-----------------------------------------------------------------------------------------

  3,912,352       4,472,062      11,576,662      6,339,502      1,674,651        436,806
   (212,886)     (2,294,583)     (4,522,286)    (1,564,664)       (22,092)      (108,395)
 ----------------------------------------------------------------------------------------
  3,699,466       2,177,479       7,054,376      4,774,838      1,652,559        328,411
    145,201         145,441         906,321         73,660            262         39,843
    579,790       1,266,586         562,023        130,158             --             --
-----------------------------------------------------------------------------------------
  4,424,457       3,589,506       8,522,720      4,978,656      1,652,821        368,254
-----------------------------------------------------------------------------------------
 44,242,234      50,019,031     137,805,192     49,128,456     12,042,847      3,053,285
-----------------------------------------------------------------------------------------
    195,578         416,602          (4,477)       (12,968)            15         (4,539)
-----------------------------------------------------------------------------------------
$44,437,812     $50,435,633    $137,800,715    $49,115,488    $12,042,862     $3,048,746
=========================================================================================


--------------------------------------------------------------------------------

Goldman Sachs Money Market Trust--Institutional Liquid Assets
--------------------------------------------------------------------------------
Statements of Changes in Net Assets
For the Year Ended December 31, 1996


--------------------------------------------------------------------------------

                                                                           ILA                ILA
                                                                          Prime              Money            ILA
                                                                       Obligations           Market       Government
                                                                        Portfolio          Portfolio       Portfolio
                                                                      ================================================
From Operations:
Net investment income                                                 $   75,135,513     $ 50,329,934    $ 35,679,612
Net realized gain(loss) on investment transactions                            72,405           72,865          62,662
----------------------------------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations                  75,207,918       50,402,799      35,742,274
----------------------------------------------------------------------------------------------------------------------
Distributions to Unitholders from:
Net investment income
   ILA units                                                             (67,076,054)     (38,261,044)    (29,556,990)
   ILA Administration units                                               (2,206,827)     (10,545,315)     (2,048,010)
   ILA Service units                                                      (5,850,540)      (1,523,575)     (4,074,612)
   ILA B units                                                                (2,092)              --              --
Net realized gain on investment transactions
   ILA units                                                                 (65,059)         (54,983)        (38,029)
   ILA Administration units                                                   (2,127)         (15,267)         (2,635)
   ILA Service units                                                          (5,640)          (2,206)         (5,242)
----------------------------------------------------------------------------------------------------------------------
    Total distributions to unitholders                                   (75,208,339)     (50,402,390)    (35,725,518)
----------------------------------------------------------------------------------------------------------------------
From unit transactions (at $1.00 per unit):
 Proceeds from sales of units                                          9,633,671,566    8,281,604,075   5,115,245,365
 Reinvestment of dividends and distributions                              40,414,429       38,191,105      17,312,306
 Cost of units repurchased                                            (9,962,009,233)  (8,092,253,028) (5,011,078,568)
----------------------------------------------------------------------------------------------------------------------
    Increase(decrease) in net assets resulting from unit transactions   (287,923,238)     227,542,152     121,479,103
----------------------------------------------------------------------------------------------------------------------
    Total increase(decrease)                                            (287,923,659)     227,542,561     121,495,859
Net Assets:
Beginning of year                                                      1,551,501,755      761,657,346     703,438,092
----------------------------------------------------------------------------------------------------------------------
End of year                                                           $1,263,578,096   $  989,199,907   $ 824,933,951
======================================================================================================================
Accumulated undistributed net investment income                                   --               --              --
======================================================================================================================
Summary of unit transactions (at $1.00 per unit):
ILA Units:
   Units sold                                                          8,756,241,159    5,161,953,773   4,490,979,392
   Reinvestment of dividends and distributions                            36,833,028       30,348,683      13,978,786
   Units repurchased                                                  (8,899,537,496)   (5,063,361,34) (4,380,790,567)
----------------------------------------------------------------------------------------------------------------------
                                                                        (106,463,309)     128,941,113     124,167,611
----------------------------------------------------------------------------------------------------------------------
ILA Administration Units:
   Units sold                                                            318,656,203    2,902,067,359     220,574,807
   Reinvestment of dividends and distributions                             1,520,549        7,510,848         283,223
   Units repurchased                                                    (359,456,201)  (2,816,742,074)   (232,371,387)
----------------------------------------------------------------------------------------------------------------------
                                                                         (39,279,449)      92,836,133     (11,513,357)
----------------------------------------------------------------------------------------------------------------------
ILA Service Units:
   Units sold                                                            558,266,701      217,582,943     403,691,166
   Reinvestment of dividends and distributions                             2,060,072          331,574       3,050,297
   Units repurchased                                                    (702,853,581)    (212,149,611)   (397,916,614)
----------------------------------------------------------------------------------------------------------------------
                                                                        (142,526,808)       5,764,906       8,824,849
----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in units                                        (288,269,566)*    227,542,152     121,479,103
======================================================================================================================

* In addition, ILA B units had sales, reinvestments of dividends and distributions and repurchases of 507,503, 780 and 161,955 units, respectively, for a net increase of 346,328 units.
--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

---------------------------------------------------------------------------------------------------------
      ILA               ILA                                ILA               ILA              ILA
    Treasury         Treasury            ILA           Tax-Exempt        Tax-Exempt       Tax-Exempt
  Obligations       Instruments        Federal         Diversified       California        New York
   Portfolio         Portfolio        Portfolio         Portfolio         Portfolio        Portfolio
=========================================================================================================

 $  44,242,234     $  50,019,031    $ 137,805,192     $  49,128,456     $ 12,042,847     $  3,053,285
       195,578           416,602           (4,477)          (12,968)              15           (4,539)
------------------------------------------------------------------------------------------------------
    44,437,812        50,435,633      137,800,715        49,115,488       12,042,862        3,048,746
------------------------------------------------------------------------------------------------------


   (32,818,890)      (30,911,761)    (101,011,206)      (46,819,418)     (12,036,826)      (2,289,010)
    (4,742,767)       (4,651,770)     (30,041,532)       (1,375,597)          (6,021)        (764,275)
    (6,680,577)      (14,455,500)      (6,752,454)         (933,441)              --               --
            --                --               --                --               --               --

      (124,367)         (251,459)              --                --               --               --
       (17,973)          (37,841)              --                --               --               --
       (25,316)         (117,591)              --                --               --               --
------------------------------------------------------------------------------------------------------
   (44,409,890)      (50,425,922)    (137,805,192)      (49,128,456)     (12,042,847)      (3,053,285)
------------------------------------------------------------------------------------------------------

 5,362,879,167     5,282,794,697   15,965,974,823     9,518,523,372    2,958,021,573      648,758,829
    13,347,956        20,444,542       79,358,869        35,078,864       11,445,149        2,949,980
(5,492,732,128)   (4,850,904,367) (15,106,127,095)   (9,392,133,030)  (2,875,637,134)    (654,470,394)
------------------------------------------------------------------------------------------------------
  (116,505,005)      452,334,872      939,206,597       161,469,206       93,829,588       (2,761,585)
------------------------------------------------------------------------------------------------------
  (116,477,083)      452,344,583      939,202,120       161,456,238       93,829,603       (2,766,124)

   923,543,633       778,261,100    2,351,428,156     1,441,004,575      346,788,751      117,260,605
------------------------------------------------------------------------------------------------------
 $ 807,066,550    $1,230,605,683   $3,290,630,276    $1,602,460,813   $  440,618,354     $114,494,481
=======================================================================================================
            --                 --              --    $      362,642   $       10,495     $      1,634
=======================================================================================================

 3,696,243,017     3,783,423,031   11,171,686,790     9,264,641,627    2,957,305,487      340,781,821
    11,811,603        19,300,481       66,486,820        34,471,658       11,444,982        2,236,468
(3,844,547,762)   (3,680,022,103) (10,666,427,699)   (9,127,243,309)  (2,875,001,835)    (363,376,230)
------------------------------------------------------------------------------------------------------
  (136,493,142)      122,701,409      571,745,911       171,869,976       93,748,634      (20,357,941)
------------------------------------------------------------------------------------------------------

   659,581,577       470,006,128    3,606,492,816       142,908,870          716,086      307,977,008
       855,243         1,082,829       11,506,068           298,114              167          713,512
  (644,240,509)     (402,096,387)  (3,340,378,274)     (132,882,806)        (635,299)    (291,094,164)
------------------------------------------------------------------------------------------------------
    16,196,311        68,992,570      277,620,610        10,324,178           80,954       17,596,356
------------------------------------------------------------------------------------------------------

 1,007,054,573     1,029,365,538    1,187,795,217       110,972,875               --               --
       681,110            61,232        1,365,981           309,092               --               --
(1,003,943,857)     (768,785,877)  (1,099,321,122)     (132,006,915)              --               --
------------------------------------------------------------------------------------------------------
     3,791,826       260,640,893       89,840,076       (20,724,948)              --               --
------------------------------------------------------------------------------------------------------
  (116,505,005)      452,334,872      939,206,597       161,469,206       93,829,588       (2,761,585)
=======================================================================================================

--------------------------------------------------------------------------------

Goldman Sachs Money Market Trust--Institutional Liquid Assets
--------------------------------------------------------------------------------
Statements of Changes in Net Assets
For the Year Ended December 31, 1995

--------------------------------------------------------------------------------

                                                                           ILA              ILA
                                                                          Prime            Money             ILA
                                                                        Obligations        Market        Government
                                                                         Portfolio        Portfolio       Portfolio
                                                                        ----------------------------------------------
From Operations:
Net investment income                                                 $  107,583,870   $  49,478,386    $  51,830,087
Net realized gain (loss) on investment transactions                           14,828          23,170          168,758
----------------------------------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations                 107,598,698      49,501,556       51,998,845
----------------------------------------------------------------------------------------------------------------------
Distributions to Unitholders from:
Net investment income
   ILA units                                                             (90,145,210)     (39,853,826)    (42,814,965)
   ILA Administration units                                               (5,198,674)      (8,266,526)     (3,434,653)
   ILA Service units                                                     (12,239,986)      (1,358,034)     (5,580,469)
Net realized gain on investment transactions
   ILA units                                                                 (12,607)         (18,166)       (138,212)
   ILA Administration units                                                     (741)          (4,378)        (12,197)
   ILA Service units                                                          (1,480)            (626)        (17,502)
----------------------------------------------------------------------------------------------------------------------
    Total distributions to unitholders                                  (107,598,698)    (49,501,556 )    (51,997,998)
----------------------------------------------------------------------------------------------------------------------
From unit transactions (at $1.00 per unit):
Proceeds from sales of units                                          12,338,624,975   6,865,371,082    6,147,457,376
Reinvestment of dividends and distributions                               46,658,797      34,033,174       18,869,484
Cost of units repurchased                                            (13,117,315,317)  6,864,945,994)  (6,596,822,965)
----------------------------------------------------------------------------------------------------------------------
    Increase (decrease) in net assets resulting from unit
       transactions                                                     (732,031,545)     34,458,262     (430,496,105)
----------------------------------------------------------------------------------------------------------------------
    Total increase (decrease)                                           (732,031,545)     34,458,262     (430,495,258)
Net Assets:
Beginning of year                                                      2,283,533,300     727,199,084    1,133,933,350
----------------------------------------------------------------------------------------------------------------------
End of year                                                           $1,551,501,755   $ 761,657,346    $ 703,438,092
----------------------------------------------------------------------------------------------------------------------
Accumulated undistributed net investment income                                   --              --               --
----------------------------------------------------------------------------------------------------------------------
Summary of unit transactions (at $1.00 per unit):
ILA Units:
   Units sold                                                         10,673,706,881    5,167,984,860   5,286,093,615
   Reinvestment of dividends and distributions                            43,663,215       30,173,260      14,307,877
   Units repurchased                                                 (11,419,966,319)  (5,183,472,607) (5,611,448,715)
----------------------------------------------------------------------------------------------------------------------
                                                                        (702,596,223)      14,685,513    (311,047,223)
----------------------------------------------------------------------------------------------------------------------
ILA Administration Units:
   Units sold                                                            801,545,537    1,503,847,493     385,128,154
   Reinvestment of dividends and distributions                             1,574,573        3,545,805         410,476
   Units repurchased                                                    (889,335,631)  (1,488,837,741)   (433,455,523)
----------------------------------------------------------------------------------------------------------------------
                                                                         (86,215,521)      18,555,557     (47,916,893)
----------------------------------------------------------------------------------------------------------------------
ILA Service Units:
   Units sold                                                            863,372,557      193,538,729     476,235,607
   Reinvestment of dividends and distributions                             1,421,009          314,109       4,151,131
   Units repurchased                                                    (808,013,367)    (192,635,646)   (551,918,727)
----------------------------------------------------------------------------------------------------------------------
                                                                          56,780,199        1,217,192     (71,531,989)
----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in units                                        (732,031,545)     34,458,262     (430,496,105)
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------
      ILA               ILA                                  ILA              ILA              ILA
    Treasury          Treasury              ILA           Tax-Exempt       Tax-Exempt       Tax-Exempt
   Obligations       Instruments          Federal         Diversified      California        New York
    Portfolio         Portfolio          Portfolio         Portfolio        Portfolio        Portfolio
======================================================================================================
 $  49,882,996     $  39,027,924    $  127,991,600     $  55,137,781    $  10,292,899     $  3,354,557
       634,764           426,028           (11,971)          (38,116)          (4,501)              --
------------------------------------------------------------------------------------------------------
    50,517,760        39,453,952       127,979,629        55,099,665       10,288,398        3,354,557
------------------------------------------------------------------------------------------------------


   (37,834,730)      (31,147,754)      (98,487,540)      (50,915,901)     (10,279,510)      (2,746,431)
    (5,921,841)       (3,930,340)      (26,181,728)       (2,430,414)         (13,389)        (608,126)
    (6,116,634)       (3,949,830)       (3,322,332)       (1,791,466)              --               --

      (474,791)         (338,176)               --                --               --               --
       (76,052)          (43,832)               --                --               --               --
       (81,059)          (43,878)               --                --               --               --
------------------------------------------------------------------------------------------------------
   (50,505,107)      (39,453,810)     (127,991,600)      (55,137,781)     (10,292,899)      (3,354,557)
------------------------------------------------------------------------------------------------------

 5,295,765,985     4,545,981,787    12,879,366,733     9,669,281,502    2,111,844,558      637,393,901
    14,985,214        18,329,605        59,359,416        35,116,542        9,384,940        3,009,869
 (5,307,633,793)  (4,472,240,590)  (12,558,288,438)   (9,832,589,904)  (2,002,625,120)    (646,630,502)
------------------------------------------------------------------------------------------------------
     3,117,406        92,070,802       380,437,711      (128,191,860)     118,604,378       (6,226,732)
------------------------------------------------------------------------------------------------------
     3,130,059        92,070,944       380,425,740      (128,229,976)     118,599,877       (6,226,732)

   920,413,574       686,190,156     1,971,002,416     1,569,234,551      228,188,874      123,487,337
------------------------------------------------------------------------------------------------------
 $ 923,543,633     $ 778,261,100    $2,351,428,156    $1,441,004,575    $ 346,788,751     $117,260,605
======================================================================================================
            --                --                --    $      362,642    $      10,495     $      1,634
======================================================================================================


 4,098,618,029     3,716,958,431     9,845,256,084     9,311,743,687    2,111,311,145      412,445,304
    12,443,257        17,215,281        53,443,869        34,419,501        9,375,255        2,397,973
(4,113,675,854)   (3,695,227,116)   (9,792,323,613)   (9,438,508,967)  (2,001,353,653)    (408,825,174)
------------------------------------------------------------------------------------------------------
    (2,614,568)       38,946,596       106,376,340       (92,345,779)     119,332,747        6,018,103
------------------------------------------------------------------------------------------------------

   852,080,094       450,755,034     2,431,546,258       230,975,117          533,413      224,948,597
     2,541,957         1,065,347         5,373,341           522,467            9,685          611,896
  (859,607,724)     (447,499,474)   (2,249,895,904)     (280,499,429)      (1,271,467)    (237,805,328)
------------------------------------------------------------------------------------------------------
    (4,985,673)        4,320,907       187,023,695       (49,001,845)        (728,369)     (12,244,835)
------------------------------------------------------------------------------------------------------

   345,067,862       378,268,322       602,564,391       126,562,698               --               --
            --            48,977           542,206           174,574               --               --
  (334,350,215)     (329,514,000)     (516,068,921)     (113,581,508)              --               --
------------------------------------------------------------------------------------------------------
    10,717,647        48,803,299        87,037,676        13,155,764               --               --
------------------------------------------------------------------------------------------------------
     3,117,406        92,070,802       380,437,711      (128,191,860)     118,604,378       (6,226,732)
======================================================================================================

--------------------------------------------------------------------------------

Goldman Sachs Money Market Trust--Institutional Liquid Assets
--------------------------------------------------------------------------------
Notes to Financial Statements
December 31, 1996




--------------------------------------------------------------------------------
1.  Organization
Goldman Sachs Money Market Trust (the "Trust"), a business trust organized under the laws of the Commonwealth of Massachusetts on December 6, 1978, includes the Goldman Sachs--Institutional Liquid Assets Portfolios ("ILA"). The Trust is registered under the Investment Company Act of 1940 (as amended) as an open-end management investment company. ILA consists of nine portfolios: Prime Obligations, Money Market, Government, Treasury Obligations, Treasury Instruments, Federal, Tax-Exempt Diversified, Tax-Exempt California and Tax-Exempt New York. All of the portfolios are diversified except for the Tax-Exempt California and Tax-Exempt New York Portfolios. ILA offers three classes of units for each of its portfolios: ILA units, ILA Administration units and ILA Service units. In addition, Prime Obligations offers ILA B units. The investment objective of the Funds is to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity.

2.  Significant Accounting Policies
The following is a summary of significant accounting policies consistently followed by ILA. The preparation of financial statements in conformity with generally accepted accounting principles require management to make estimates and assumptions that may affect the reported amounts.

A.  Investment Valuation--
--------------------------
ILA uses the amortized-cost method for valuing portfolio securities, which approximates market value. Under this method, all investments purchased at a discount or premium are valued by amortizing the difference between the original purchase price and maturity value of the issue over the period to maturity.

B.  Interest Income--
---------------------
Interest income is determined on the basis of interest accrued, premium amortized and discount earned.


C.  Federal Taxes--
    ---------------
It is each portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all investment company taxable and tax-exempt income to its unitholders. Accordingly, no federal tax provisions are required.
    The characterization of distributions to unitholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Portfolios' distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

At December 31, 1996, ILA's tax year end, the following portfolios had capital loss carryforwards for U.S. Federal tax purposes of approximately:

                                                Years of
        Portfolio                Amount        Expiration
        ---------                ------        ----------
Federal                         $  72,000     2000 to 2004
Tax-Exempt Diversified            244,000     1997 to 2004
Tax-Exempt California              30,000     1999 to 2003
Tax-Exempt New York                 7,000     1999 to 2004

These amounts are available to be carried forward to offset future capital gains to the extent permitted by applicable laws or regulations.

D.  Expenses--
--------------
Expenses incurred by ILA which do not specifically relate to an individual portfolio of ILA are allocated to the portfolios based on each portfolio's relative average net assets for the period.
   Unitholders of ILA Administration, ILA Service and ILA B units bear all expenses and fees paid to service and distribution organizations for their services with respect to such units as well as other expenses (subject to expense limitations) which are directly attributable to such units.

--------------------------------------------------------------------------------

Goldman Sachs Money Market Trust--Institutional Liquid Assets
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
December 31,1996
--------------------------------------------------------------------------------
3.  Agreements
Goldman Sachs Asset Management ("GSAM"), a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), acts as investment adviser pursuant to an Advisory Agreement. Under the Advisory Agreement, GSAM, subject to general supervision of the Trust's Board of Trustees, manages the portfolios and provides for the administration of ILA's other affairs. As compensation for the services rendered under the Advisory Agreement and the assumption of the expenses related thereto, GSAM is entitled to a fee, computed daily and payable monthly, at an annual rate equal to .35% of each portfolio's average daily net assets. For the year ended December 31, 1996 and until further notice, GSAM has agreed to waive advisory fees of .05%, .20%, .15%, .10% and .09% for the Money Market, Treasury Instruments, Federal, Tax-Exempt Diversified and Tax-Exempt New York Portfolios, respectively.
   Goldman Sachs also serves as ILA's transfer agent under a Transfer Agency Agreement for a fee. In addition, Goldman Sachs acts as ILA's distributor under a Distribution Agreement for which it receives no compensation. Amounts due to Goldman Sachs are included in "Accrued expenses and other liabilities" in the accompanying Statements of Assets and Liabilities.
   GSAM has voluntarily agreed that if the sum of a portfolio's expenses (including the advisory fee, but excluding interest, taxes, brokerage commissions, litigation and indemnification expenses, administration, authorized dealer service, distribution and service plan fees and other extraordinary expenses) exceeds on an annualized basis .41% of such portfolio's net assets, the portfolio will be reimbursed in the amount of such excess monthly.
   In addition, GSAM has voluntarily agreed to reimburse the Money Market, Treasury Instruments, Federal, Tax-Exempt Diversified and Tax-Exempt New York Portfolios to the extent that each portfolio's expenses, as defined above, exceed .36%, .21%, .26%, .31% and .32%, respectively, of the average net assets per annum. Amounts due from Goldman Sachs at December 31, 1996 are included in "Other assets" in the accompanying Statements of Assets and Liabilities.
   The ILA B units of Prime Obligations Portfolio have adopted a Distribution Plan (the "Distribution Plan") pursuant to Rule 12b-1. Under the Distribution Plan, Goldman Sachs is entitled to a quarterly fee for distribution services equal, on an annual basis, up to .75% of ILA B units average daily net assets.
   The ILA B units of Prime Obligations Portfolio have adopted an Authorized Dealer Service Plan (the "Service Plan") pursuant to which Goldman Sachs and Authorized Dealers are compensated for providing personal and account maintenance services. ILA B units pay a fee under this Service Plan equal, on an annual basis, up to .25% of ILA Class B's average daily net assets.
   The chart below outlines the fee waivers and expense reimbursements for the year ended December 31, 1996 and amounts owed to and due from Goldman Sachs at December 31, 1996 (in thousands):

-------------------------------------------------------------------------------

                                                       Due to
                                                       Goldman
                                                        Sachs         Amounts
                   Adviser    Expense                 for Adviser/    due from
                     Fee     Reimburse-                Transfer       Goldman
 Fund              Waived      ments         Total     Agent Fees     Sachs
================================================================================
 Prime
  Obligations
  Portfolio         $--         $234          $234         $462          $18
--------------------------------------------------------------------------------
 Money
  Market
  Portfolio          493         243           736          318           34
--------------------------------------------------------------------------------
 Government
  Portfolio           --         232           232          265           45
--------------------------------------------------------------------------------
 Treasury
  Obligations
  Portfolio           --         213           213          267           --
--------------------------------------------------------------------------------
 Treasury
  Instruments
  Portfolio        2,074         221         2,295          180           10
--------------------------------------------------------------------------------
 Federal
  Portfolio        4,070         452         4,522          648          126
--------------------------------------------------------------------------------
 Tax-Exempt
  Diversified
  Portfolio        1,540          25         1,565          399           --
--------------------------------------------------------------------------------
 Tax-Exempt
  California
  Portfolio           --          22            22          147           --
-------------------------------------------------------------------------------
 Tax-Exempt
  New York
  Portfolio           92          16           108           26           --
-------------------------------------------------------------------------------

Goldman Sachs Money Market Trust--Institutional Liquid Assets
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
December 31, 1996

--------------------------------------------------------------------------------
4.  Administration and Service Plans
ILA has adopted Administration and Service Plans. These plans allow for ILA Administration units and ILA Service units, respectively, to compensate service organizations for providing varying levels of account administration and unitholder liaison services to their customers who are beneficial owners of such units. The Administration and Service Plans provide for compensation to the service organizations in an amount up to .15% and .40% (on an annualized basis), respectively, of the average daily net asset value of the respective units.

5.   Line of Credit Facility
ILA participates in a $250,000,000 uncommitted, unsecured revolving line of credit facility to be used solely for temporary or emergency purposes. Under the most restrictive arrangement, each Portfolio must own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on the borrowings is based on the Federal Funds rate. During the year ended
December 31, 1996, ILA did not have any borrowings under this facility.

6.  Repurchase Agreements
During the term of a repurchase agreement, the value of the underlying securities, including accrued interest, is required to equal or exceed the value of the repurchase agreement. The underlying securities for all repurchase agreements are held in safekeeping by the custodian.

7.  Joint Repurchase Agreement Accounts
The ILA Portfolios, together with other registered investment companies having advisory agreements with GSAM or its affiliates, may transfer uninvested cash balances into joint accounts, the daily aggregate balances of which are invested in one or more repurchase agreements. The underlying securities for the repurchase agreements are U.S. Treasury obligations.
   As of December 31, 1996, the Prime Obligations, Money Market, Government and Treasury Obligations Portfolios had investments in the following joint account of $21,400,000, $77,200,000, $305,000,000 and $327,900,000 in principal amount, respectively. As of December 31, 1996, the repurchase agreements in this joint account, along with the corresponding underlying securities (including the type of security, market value, interest rate and maturity date), were as follows:


Principal       Interest       Maturity        Amortized
Amount            Rate           Date            Cost

================================================================================
Repurchase Agreements
BT Securities Corp., dated 12/31/96, repurchase price $200,061,111 (U.S.
   Treasury Notes: $154,133,720, 5.75%-6.38%, 08/31/97-04/30/01; U.S.
   Treasury Bills: $48,126,398, 06/12/97)
$200,000,000      5.50%         01/02/97     $ 200,000,000
Chase Securities, Inc., dated 12/31/96, repurchase price $1,000,369,444
   (U.S. Treasury Notes: $1,020,003,399, 5.00%-9.13%, 11/15/97-5/31/99)
1,000,000,000     6.65          01/02/97     1,000,000,000
Citicorp. Securities, Inc., dated 12/31/96, repurchase price $100,034,722
   (U.S. Treasury Notes: $101,974,154, 5.88%-7.50%, 03/31/98-11/15/01)
100,000,000       6.25          01/02/97       100,000,000
Morgan Stanley & Co., dated 12/31/96, repurchase price $1,200,450,000
   (U.S. Treasury Notes: $954,150,236, 6.00%-6.25%, 07/31/98-09/30/98;
    U.S. Treasury Bills: $270,396,330, 01/23/97-10/16/97)
1,200,000,000     6.75          01/02/97     1,200,000,000
Swiss Bank Corp., dated 12/31/96, repurchase price $140,846,933
   (U.S. Treasury Notes: $129,531,177, 4.75%-8.88%,01/15/97-08/15/03; U.S.
    Treasury Bills: $14,639,156, 01/30/97-06/26/97)
140,800,000       6.00          01/02/97        140,800,000
Swiss Bank Corp., dated 12/31/96, repurchase price $400,150,000 (U.S.
    Treasury Notes: $367,986,300, 4.75%-8.88%, 01/15/97-08/15/03; U.S.
    Treasury Bills: $41,588,512, 01/30/97-06/26/97)
400,000,000       6.75          01/02/97        400,000,000

-------------------------------------------------------------------------------
Total Joint Repurchase Agreement Account     $3,040,800,000

================================================================================

8.  Other Matters
Pursuant to an SEC exemptive order, each taxable Portfolio may enter into certain principal transactions, including repurchase agreements, with Goldman, Sachs & Co. subject to certain limitations which include the following: 25% of eligible security transactions, as defined, and 10% of repurchase agreement transactions.
--------------------------------------------------------------------------------

Goldman Sachs Money Market Trust--Institutional Liquid Assets
--------------------------------------------------------------------------------
Financial Highlights
Selected Data for a Unit Outstanding Throughout Each Period
Prime Obligations Portfolio

--------------------------------------------------------------------------------

                                                     Income from investment operations
                                                   ===================================
                                                                   Net
                                        Net asset               realized        Total                       Net asset
                                        value at      Net        gain on     income from                    value at
                                        beginning  investment   investment    investment    Distributions      end      Total
                                        of period    income    transactions   operations   to unitholders   of period  return/(a)/
                                        ==========================================================================================
For the Years Ended December 31,
================================
1996-ILA units ......................     $1.00      $0.0511     --            $0.0511        $(0.0511)        $1.00     5.22%
1996-ILA Administration units .......      1.00       0.0497     --             0.0497         (0.0497)         1.00     5.06
1996-ILA Service units ..............      1.00       0.0474     --             0.0474         (0.0474)         1.00     4.80
1996-ILA B units/(b)/................      1.00       0.0262     --             0.0262         (0.0262)         1.00     3.97/(d)/

1995-ILA units ......................      1.00       0.0566     --             0.0566         (0.0566)         1.00     5.79
1995-ILA Administration units .......      1.00       0.0551     --             0.0551         (0.0551)         1.00     5.63
1995-ILA Service units ..............      1.00       0.0522     --             0.0522         (0.0522)         1.00     5.37

1994-ILA units ......................      1.00       0.0394     --             0.0394         (0.0394)         1.00     4.07
1994-ILA Administration units .......      1.00       0.0379     --             0.0379         (0.0379)         1.00     3.91
1994-ILA Service units ..............      1.00       0.0365     --             0.0365         (0.0365)         1.00     3.66

1993-ILA units ......................      1.00       0.0291       0.0002       0.0293         (0.0293)         1.00     2.97
1993-ILA Administration units .......      1.00       0.0275       0.0003       0.0278         (0.0278)         1.00     2.82
1993-ILA Service units ..............      1.00       0.0250       0.0001       0.0251         (0.0252)         1.00     2.56

1992-ILA units ......................      1.00       0.0364       0.0010       0.0374         (0.0374)         1.00     3.75
1992-ILA Administration units .......      1.00       0.0339       0.0010       0.0349         (0.0349)         1.00     3.60
1992-ILA Service units ..............      1.00       0.0311       0.0010       0.0321         (0.0320)         1.00     3.34

1991-ILA units ......................      1.00       0.0591       0.0003       0.0594         (0.0594)         1.00     6.10
1991-ILA Administration units .......      1.00       0.0568       0.0003       0.0571         (0.0571)         1.00     5.94
1991-ILA Service units ..............      1.00       0.0558       0.0003       0.0561         (0.0561)         1.00     5.68

1990-ILA units ......................      1.00       0.0793     --             0.0793         (0.0793)         1.00     8.21
1990-ILA Administration units /(c)/..      1.00       0.0438     --             0.0438         (0.0438)         1.00     7.81/(d)/
1990-ILA Service units/(c)/..........      1.00       0.0425     --             0.0425         (0.0425)         1.00     7.56/(d)/

1989-ILA units ......................      1.00       0.0890     --             0.0890         (0.0890)         1.00     9.27

1988-ILA units ......................      1.00       0.0714     --             0.0714         (0.0714)         1.00     7.48

1987-ILA units ......................      1.00       0.0634     --             0.0634         (0.0634)         1.00     6.50

                                                                                                Ratios assuming no
                                                                                               waiver of fees and no
                                                                                                expense limitations
                                                                                            ===========================
                                                         Ratio of net          Net                         Ratio of net
                                        Ratio of net      investment        assets at       Ratio of net    investment
                                        expenses to       income to          end of         expenses to      income to
                                        average net      average net         period         average net     average net
                                          assets           assets          (in 000's)         assets          assets
                                        ===============================================================================
For the Years Ended December 31,
================================
1996-ILA units ......................      0.41%            5.11%          $1,154,787          0.43%           5.09%
1996-ILA Administration units .......      0.56             4.97               23,738          0.58            4.95
1996-ILA Service units ..............      0.81             4.74               84,707          0.83            4.72
1996-ILA B units/(b)/................      1.41/(d)/        4.09/(d)/             346          1.43/(d)/       4.07/(d)/

1995-ILA units ......................      0.41             5.66            1,261,251          0.43            5.64
1995-ILA Administration units .......      0.56             5.51               63,018          0.58            5.49
1995-ILA Service units ..............      0.81             5.22              227,233          0.83            5.20

1994-ILA units ......................      0.40             3.94            1,963,846          0.42            3.92
1994-ILA Administration units .......      0.55             3.79              149,234          0.57            3.77
1994-ILA Service units ..............      0.80             3.65              170,453          0.82            3.63

1993-ILA units ......................      0.40             2.91            2,332,771          0.42            2.89
1993-ILA Administration units .......      0.55             2.75              189,431          0.57            2.73
1993-ILA Service units ..............      0.80             2.50              137,804          0.82            2.48

1992-ILA units ......................      0.40             3.64            3,444,591          0.42            3.62
1992-ILA Administration units .......      0.55             3.39              257,321          0.57            3.37
1992-ILA Service units ..............      0.80             3.11               22,044          0.82            3.09

1991-ILA units ......................      0.40             5.91            3,531,736          0.42            5.89
1991-ILA Administration units .......      0.55             5.68              198,417          0.57            5.66
1991-ILA Service units ..............      0.80             5.58               18,789          0.82            5.56

1990-ILA units ......................      0.38             7.93            2,833,541          0.38            7.93
1990-ILA Administration units /(c)/..      0.55/(d)/        7.62/(d)/         209,272          0.55/(d)/       7.62/(d)/
1990-ILA Service units/(c)/..........      0.80/(d)/        7.25/(d)/          19,039          0.80/(d)/       7.25/(d)/

1989-ILA units ......................      0.40             8.90            3,761,964           0.40           8.90

1988-ILA units ......................      0.40             7.14            3,799,628           0.40           7.14

1987-ILA units ......................      0.40             6.34            5,814,280           0.40           6.34

-------------
/(a)/Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
/(b)/ILA Class B unit activity commenced during May of 1996.
/(c)/ILA Administration and Service unit activity commenced during June of 1990. /(d)/Annualized.

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Money Market Trust--Institutional Liquid Assets
--------------------------------------------------------------------------------
Financial Highlights (continued)
Selected Data for a Unit Outstanding Throughout Each Period
Money Market Portfolio
--------------------------------------------------------------------------------

                                         Income from investment operations
                                       =====================================
                                 Net                      Net          Total
                                asset                   realized      income                     Net asset
                               value at      Net        gain on        from      Distributions   value at
                               beginning  investment   investment   investment        to          end of      Total
                               of period   income     transactions  operations    unitholders     period     return /(a)/
                               ==========================================================================================
For the Years Ended December 31,
===============================
1996-ILA units .............    $1.00     $0.0515       $0.0001      $0.0516     $(0.0516)         $1.00       5.27%
1996-ILA Administration
   units ...................     1.00      0.0500        0.0001       0.0501      (0.0501)          1.00       5.12
1996-ILA Service units .....     1.00      0.0475        0.0001       0.0476      (0.0476)          1.00       4.86

1995-ILA units .............     1.00      0.0571            --       0.0571      (0.0571)          1.00       5.85
1995-ILA Administration
   units ...................     1.00      0.0555            --       0.0555      (0.0555)          1.00       5.69
1995-ILA Service units .....     1.00      0.0529            --       0.0529      (0.0529)          1.00       5.43

1994-ILA units .............     1.00      0.0401            --       0.0401      (0.0401)          1.00       4.13
1994-ILA Administration
   units ...................     1.00      0.0388            --       0.0388      (0.0388)          1.00       3.98
1994-ILA Service units .....     1.00      0.0364            --       0.0364      (0.0364)          1.00       3.72

1993-ILA units .............     1.00      0.0296        0.0003       0.0299      (0.0299)          1.00       3.03
1993-ILA Administration
   units ...................     1.00      0.0281        0.0003       0.0284      (0.0284)          1.00       2.88
1993-ILA Service units .....     1.00      0.0257        0.0002       0.0259      (0.0259)          1.00       2.62

1992-ILA units .............     1.00      0.0368        0.0004       0.0372      (0.0372)          1.00       3.76
1992-ILA Administration
   units ...................     1.00      0.0356        0.0004       0.0360      (0.0360)          1.00       3.61
1992-ILA Service units .....     1.00      0.0358        0.0006       0.0364      (0.0364)          1.00       3.35

1991-ILA units .............     1.00      0.0591        0.0004       0.0595      (0.0595)          1.00       6.12

1991-ILA Administration
   units ...................     1.00      0.0574        0.0004       0.0578      (0.0578)          1.00       5.96
1991-ILA Service units .....     1.00      0.0547        0.0004       0.0551      (0.0551)          1.00       5.70

1990-ILA units .............     1.00      0.0793        0.0001       0.0794      (0.0794)          1.00       8.24
1990-ILA Administration
   units/(c)/...............     1.00      0.0424        0.0001       0.0425      (0.0425)          1.00       7.86/(b)/
1990-ILA Service units/(c)/.     1.00      0.0438       --            0.0438      (0.0438)          1.00       7.61/(b)/

1989-ILA units .............     1.00      0.0885        0.0001       0.0886      (0.0886)          1.00       9.31

1988-ILA units .............     1.00      0.0751       --            0.0751      (0.0751)          1.00       7.66

For the Period December 2, 1987 (commencement of operations) through December 31,
================================================================================
1987-ILA units .............     1.00      0.0063       --            0.0063      (0.0063)         1.00        7.38/(b)/

                                                                                  Ratios assuming no
                                                                                 waiver of fees and no
                                                                                  expense limitations
                                                                              ============================
                                               Ratio of net       Net                         Ratio of net
                               Ratio of net     investment     assets at     Ratio of net     investment
                               expenses to      income to        end of      expenses to       income to
                               average net     average net       period      average net      average net
                                 assets          assets        (in 000's)      assets           assets
                               ============================================================================
For the Years Ended December 31,
===============================
1996-ILA units .............     0.36%           5.15%          $703,097       0.43%             5.08%
1996-ILA Administration
   units ...................     0.51            5.00            257,258       0.58              4.93
1996-ILA Service units .....     0.76            4.75             28,845       0.83              4.68

1995-ILA units .............     0.36            5.71            574,155       0.42              5.65
1995-ILA Administration
   units ...................     0.51            5.55            164,422       0.57              5.49
1995-ILA Service units .....     0.76            5.29             23,080       0.82              5.23

1994-ILA units .............     0.35            4.01            559,470       0.43              3.93
1994-ILA Administration
   units ...................     0.50            3.88            145,867       0.58              3.80
1994-ILA Service units .....     0.75            3.61             21,862       0.83              3.53

1993-ILA units .............     0.35            2.96            699,604       0.43              2.88
1993-ILA Administration
   units ...................     0.50            2.81            150,452       0.58              2.73
1993-ILA Service units .....     0.75            2.57             11,166       0.83              2.49

1992-ILA units .............     0.35            3.68            884,571       0.43              3.60
1992-ILA Administration
   units ...................     0.50            3.56            187,445       0.58              3.48
1992-ILA Service units .....     0.75            3.58             15,114       0.83              3.50

1991-ILA units .............     0.35            5.91          1,153,191       0.42              5.84
1991-ILA Administration
   units ...................     0.50            5.74            210,330       0.57              5.67
1991-ILA Service units .....     0.75            5.47             56,586       0.82              5.40

1990-ILA units .............     0.35            7.93            924,141       0.40              7.88
1990-ILA Administration
   units/(c)/...............     0.50/(b)/       7.63/(b)/       204,477       0.55/(b)/         7.58/(b)/
1990-ILA Service units/(c)/.     0.75/(b)/       7.46/(b)/        38,128       0.80/(b)/         7.41/(b)/

1989-ILA units .............     0.35            8.85          1,295,389       0.40              8.80

1988-ILA units .............     0.27            7.51           701,105        0.40              7.38

For the Period December 2, 1987 (commencement of operations) through December 31,
================================================================================
1987-ILA units .............     0.15/(b)/       7.62/(b)/      183,633        0.40/(b)/         7.37/(b)/
-------------

/(a)/Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
/(b)/Annualized.
/(c)/ILA Administration and Service unit activity commenced during June of 1990.



--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Money Market Trust--Institutional Liquid Assets
--------------------------------------------------------------------------------
Financial Highlights (continued)
Selected Data for a Unit Outstanding Throughout Each Period
Government Portfolio

--------------------------------------------------------------------------------

                                         Income from investment operations
                                       =====================================
                                 Net                      Net          Total
                                asset                   realized      income                     Net asset
                               value at      Net       (gain) on       from      Distributions   value at
                               beginning  investment   investment   investment        to          end of      Total
                               of period   income     transactions  operations    unitholders     period     return /(a)/
                               ==========================================================================================
For the Years Ended December 31,
================================

1996-ILA units .............    $1.00     $0.0504       $ 0.0001     $0.0505       $(0.0504)       $1.00       5.15%
1996-ILA Administration
   units ...................     1.00      0.0489         0.0001      0.0490       (0.0489)         1.00       4.99
1996-ILA Service units .....     1.00      0.0463         0.0001      0.0464       (0.0463)         1.00       4.73

1995-ILA units .............     1.00      0.0562         0.0002      0.0564       (0.0564)         1.00       5.77
1995-ILA Administration
   units ...................     1.00      0.0549         0.0002      0.0551       (0.0551)         1.00       5.62
1995-ILA Service units .....     1.00      0.0519         0.0002      0.0521       (0.0521)         1.00       5.35

1994-ILA units .............     1.00      0.0378         0.0002      0.0380       (0.0380)         1.00       3.94
1994-ILA Administration
   units ...................     1.00      0.0362         0.0002      0.0364       (0.0364)         1.00       3.79
1994-ILA Service units .....     1.00      0.0350         0.0002      0.0352       (0.0352)         1.00       3.53

1993-ILA units .............     1.00      0.0282         0.0008      0.0290       (0.0291)         1.00       2.94
1993-ILA Administration          1.00      0.0267         0.0008      0.0275       (0.0276)         1.00       2.79
   units ...................
1993-ILA Service units .....     1.00      0.0242         0.0006      0.0248       (0.0250)         1.00       2.53

1992-ILA units .............     1.00      0.0338         0.0027      0.0365       (0.0364)         1.00       3.70
1992-ILA Administration
   units ...................     1.00      0.0325         0.0027      0.0352       (0.0351)         1.00       3.55
1992-ILA Service units .....     1.00      0.0309         0.0030      0.0339       (0.0336)         1.00       3.29

1991-ILA units .............     1.00      0.0567         0.0011      0.0578       (0.0578)         1.00       5.91
1991-ILA Administration
   units ...................     1.00      0.0545         0.0011      0.0556       (0.0556)         1.00       5.75
1991-ILA Service units .....     1.00      0.0522         0.0011      0.0533       (0.0533)         1.00       5.49

1990-ILA units .............     1.00      0.0779         0.0003      0.0782       (0.0782)         1.00       8.11
1990-ILA Administration
   units (c)................     1.00      0.0439         0.0004      0.0443       (0.0443)         1.00       7.74/(b)/
1990-ILA Service units (c)..     1.00      0.0359         0.0002      0.0361       (0.0363)         1.00       7.42/(b)/


1989-ILA units .............     1.00      0.0877         0.0001      0.0878       (0.0878)         1.00       9.15

1988-ILA units .............     1.00      0.0716         0.0002      0.0718       (0.0718)         1.00       7.42

1987-ILA units .............     1.00      0.0622         0.0001      0.0623       (0.0624)         1.00       6.43


                                                                                  Ratios assuming no
                                                                                 waiver of fees and no
                                                                                  expense limitations
                                                                              ============================
                                               Ratio of net       Net                         Ratio of net
                               Ratio of net     investment     assets at     Ratio of net     investment
                               expenses to      income to        end of      expenses to       income to
                               average net     average net       period      average net      average net
                                 assets          assets        (in 000's)      assets           assets
                               ===========================================================================
For the Years Ended December 31,
================================

1996-ILA units .............     0.41%           5.04%         $694,651         0.44%            5.01%
1996-ILA Administration
   units ...................     0.56            4.89            36,055         0.59             4.86
1996-ILA Service units .....     0.81            4.63            94,228         0.84             4.60

1995-ILA units .............     0.41            5.62           570,469         0.43             5.60
1995-ILA Administration
   units ...................     0.56            5.49            47,558         0.58             5.47
1995-ILA Service units .....     0.81            5.19            85,401         0.83             5.17

1994-ILA units .............     0.40            3.78           881,520         0.44             3.74
1994-ILA Administration
   units ...................     0.55            3.62            95,483         0.59             3.58
1994-ILA Service units .....     0.80            3.50           156,930         0.84             3.46

1993-ILA units .............     0.40            2.82         1,315,378         0.43             2.79
1993-ILA Administration
   units ...................     0.55            2.67           161,845         0.58             2.64
1993-ILA Service units .....     0.80            2.42           101,272         0.83             2.39

1992-ILA units .............     0.40            3.38         1,785,472         0.42             3.36
1992-ILA Administration
   units ...................     0.55            3.25           461,542         0.57             3.23
1992-ILA Service units .....     0.80            3.09            56,389         0.82             3.07

1991-ILA units .............     0.40            5.67         2,103,627         0.43             5.64
1991-ILA Administration
   units ...................     0.55            5.45           464,060         0.58             5.42
1991-ILA Service units .....     0.80            5.22           200,176         0.83             5.19

1990-ILA units .............     0.39            7.79         2,203,756         0.39             7.79
1990-ILA Administration
   units (c)................     0.55/(b)        7.49/(b)/      296,313         0.55/(b)/        7.49/(b)/
1990-ILA Service units (c)..     0.80/(b)/       7.15/(b)/      132,888         0.80/(b)/        7.15/(b)/


1989-ILA units .............     0.40            8.77         2,268,330         0.40             8.77

1988-ILA units .............     0.40            7.16         2,197,796         0.40             7.16

1987-ILA units .............     0.40            6.22         2,243,870         0.40             6.22
-------------

/(a)/Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
/(b)/Annualized.
/(c)/ILA Administration and Service unit activity commenced during June and July of 1990, respectively.

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Money Market Trust--Institutional Liquid Assets
-------------------------------------------------------------------------------
Financial Highlights (continued)
-------------------------------------------------------------------------------
Selected Data for a Unit Outstanding Throughout Each Period
Treasury Obligations Portfolio
-------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------



                                                            Income from investment operations
                                                           ===================================
                                                                           Net
                                               Net asset                realized      Total                   Net asset
                                               value at       Net       gain on    income from                value at
                                               beginning   investment  investment   investment Distributions   end of      Total
                                               of period     income    transaction  operation  to unitholders  period   return/(a)/
                                              ====================================================================================
For the Years Ended December 31,
================================
1996-ILA units .............................    $1.00       $0.0498     $0.0002      $0.0500     $(0.0500)     $1.00      5.11%
1996-ILA Administration units ..............     1.00        0.0483      0.0003       0.0486      (0.0486)      1.00      4.95
1996-ILA Service units .....................     1.00        0.0459      0.0001       0.0460      (0.0460)      1.00      4.69

1995-ILA units .............................     1.00        0.0551      0.0007       0.0558      (0.0558)      1.00      5.73
1995-ILA Administration units ..............     1.00        0.0537      0.0007       0.0544      (0.0544)      1.00      5.57
1995-ILA Service units .....................     1.00        0.0511      0.0007       0.0518      (0.0518)      1.00      5.31

1994-ILA units .............................     1.00        0.0377          --       0.0377      (0.0377)      1.00      3.91
1994-ILA Administration units ..............     1.00        0.0368          --       0.0368      (0.0368)      1.00      3.75
1994-ILA Service units .....................     1.00        0.0340          --       0.0340      (0.0340)      1.00      3.49

1993-ILA units .............................     1.00        0.0279      0.0006       0.0285      (0.0286)      1.00      2.89
1993-ILA Administration units ..............     1.00        0.0264      0.0006       0.0270      (0.0270)      1.00      2.74
1993-ILA Service units .....................     1.00        0.0239      0.0006       0.0245      (0.0246)      1.00      2.48

1992-ILA units .............................     1.00        0.0339      0.0025       0.0364      (0.0362)      1.00      3.65
1992-ILA Administration units ..............     1.00        0.0320      0.0023       0.0343      (0.0343)      1.00      3.49
1992-ILA Service units .....................     1.00        0.0294      0.0024       0.0318      (0.0318)      1.00      3.23

1991-ILA units .............................     1.00        0.0557      0.0018       0.0575      (0.0575)      1.00      5.90
1991-ILA Administration units ..............     1.00        0.0540      0.0018       0.0558      (0.0558)      1.00      5.74
1991-ILA Service units .....................     1.00        0.0515      0.0018       0.0533      (0.0533)      1.00      5.48

1990-ILA units .............................     1.00        0.0772      0.0002       0.0774      (0.0774)      1.00      8.05
1990-ILA Administration units /(c)/.........     1.00        0.0413      0.0002       0.0415      (0.0415)      1.00      7.67/(b)/
1990-ILA Service units /(c)/................     1.00        0.0417      0.0003       0.0420      (0.0421)      1.00      7.42/(b)/

1989-ILA units .............................     1.00        0.0864      0.0005       0.0869      (0.0869)      1.00      9.06

1988-ILA units .............................     1.00        0.0704      0.0004       0.0708      (0.0708)      1.00      7.30

1987-ILA units .............................     1.00        0.0617      0.0002       0.0619      (0.0619)      1.00      6.32



                                                                                                       Ratios assuming no
                                                                                                      waiver of fees and no
                                                                                                       expense limitations
                                                                                                      ======================
                                                     Ratio        Ratio of net                                     Ratio of net
                                                     of net       investment         Net            Ratio of net   investment
                                                    expenses      income to        assets at        expenses to     income to
                                                   to average     of average     end of period      average net    average net
                                                   net assets     net assets      (in 000's)          assets         assets
                                                   =============================================================================
For the Years Ended December 31,
================================
1996-ILA units ..................................      0.41%         4.98%        $574,734          0.43%          4.96%
1996-ILA Administration units ...................      0.56          4.83          108,850          0.58           4.81
1996-ILA Service units ..........................      0.81          4.59          123,483          0.83           4.57

1995-ILA units ..................................      0.41          5.51          711,209          0.43           5.49
1995-ILA Administration units ...................      0.56          5.37           92,643          0.58           5.35
1995-ILA Service units ..........................      0.81          5.11          119,692          0.83           5.09

1994-ILA units ..................................      0.40          3.77          713,816          0.44           3.73
1994-ILA Administration units ...................      0.55          3.68           97,626          0.59           3.64
1994-ILA Service units ..........................      0.80          3.40          108,972          0.84           3.35

1993-ILA units ..................................      0.40          2.79          969,565          0.43           2.76
1993-ILA Administration units ...................      0.55          2.64          121,327          0.58           2.61
1993-ILA Service units ..........................      0.80          2.39          185,506          0.83           2.36

1992-ILA units ..................................      0.40          3.39        1,328,036          0.43           3.36
1992-ILA Administration units ...................      0.55          3.20          152,804          0.58           3.17
1992-ILA Service units ..........................      0.80          2.94          183,208          0.83           2.91

1991-ILA units ..................................      0.40          5.57        1,709,321          0.43           5.54
1991-ILA Administration units ...................      0.55          5.40          146,795          0.58           5.37
1991-ILA Service units ..........................      0.80          5.15          154,419          0.83           5.12

1990-ILA units ..................................      0.39          7.72        1,816,991          0.39           7.72
1990-ILA Administration units /(c)/..............      0.55/(b)/     7.42/(b)/     132,088          0.55/(b)/      7.42/(b)/
1990-ILA Service units /(c)/.....................      0.80/(b)/     7.11/(b)/     148,323          0.80/(b)/      7.11/(b)/

1989-ILA units ..................................      0.40          8.64        1,769,974          0.40           8.64

1988-ILA units ..................................      0.40          7.04        1,657,215          0.40           7.04

1987-ILA units ..................................      0.40          6.17        1,693,767          0.40           6.17

-------------

/(a)/Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
/(b)/Annualized.
/(c)/ILA Administration and Service unit activity commenced during June and July of 1990, respectively.

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Money Market Trust--Institutional Liquid Assets
--------------------------------------------------------------------------------
Financial Highlights (continued)
Selected Data for a Unit Outstanding Throughout Each Period
Treasury Instruments Portfolio

--------------------------------------------------------------------------------


                                                Income from investment operations
                                            ========================================
                                 Net asset                Net realized      Total                        Net asset
                                 value at      Net           gain        income from     Distributions   value at
                                 beginning  investment   on investment    investment         to             end       Total /(a)/
                                 of period    income     transcations     operations     unitholders     of period     return
                                 ===================================================================================================
For the Years Ended December 31,
================================
1996-ILA units .............     $1.00       $0.0496     $0.0004         $0.0500         $(0.0500)        $1.00         5.10%
1996-ILA Administration
   units ...................      1.00        0.0482      0.0004          0.0486          (0.0486)         1.00         4.95
1996-ILA Service units .....      1.00        0.0456      0.0004          0.0460          (0.0460)         1.00         4.68

1995-ILA units .............      1.00        0.0550      0.0006          0.0556          (0.0556)         1.00         5.70
1995-ILA Administration
   units ...................      1.00        0.0534      0.0007          0.0541          (0.0540)         1.00         5.54
1995-ILA Service units .....      1.00        0.0500      0.0005          0.0505          (0.0505)         1.00         5.28

1994-ILA units .............      1.00        0.0397      0.0001          0.0398          (0.0398)         1.00         4.01
1994-ILA Administration
   units ...................      1.00        0.0397      0.0001          0.0398          (0.0398)         1.00         3.85
1994-ILA Service units .....      1.00        0.0371      0.0001          0.0372          (0.0372)         1.00         3.59

1993-ILA units .............      1.00        0.0288      0.0006          0.0294          (0.0294)         1.00         2.98
1993-ILA Administration
   units ...................      1.00        0.0273      0.0006          0.0279          (0.0279)         1.00         2.83
1993-ILA Service units .....      1.00        0.0248      0.0006          0.0254          (0.0254)         1.00         2.57

1992-ILA units .............      1.00        0.0338      0.0012          0.0350          (0.0350)         1.00         3.54
1992-ILA Administration
   units ...................      1.00        0.0326      0.0012          0.0338          (0.0338)         1.00         3.38
1992-ILA Service units .....      1.00        0.0275      0.0011          0.0286          (0.0286)         1.00         3.13

For the Period January 30, 1991 (commencement of operations) through December 31,
=================================================================================

1991-ILA units .............      1.00        0.0486      0.0013          0.0499          (0.0499)         1.00         5.75/(b)/
1991-ILA Administration
   units /(c)/..............      1.00        0.0210      0.0010          0.0220          (0.0220)         1.00         5.21/(b)/
1991-ILA Service units /(c)/      1.00        0.0473      0.0009          0.0482          (0.0482)         1.00         5.33/(b)/

                                                                                  Ratios assuming no
                                                                                 waiver of fees and no
                                                                                  expense limitations
                                                                         ====================================
                                               Ratio of net       Net                         Ratio of net
                                Ratio of net    investment      assets at    Ratio of net      investment
                                expenses to      income to        end         expenses to       income to
                                average net     average net     of period     average net      average net
                                   assets         assets        (in 000's)      assets           assets
                                =============================================================================
For the Years Ended December 31,
================================
1996-ILA units .............       0.21%           4.96%        $708,999        0.43%             4.74%
1996-ILA Administration
   units ...................       0.36            4.82          137,706        0.58              4.60
1996-ILA Service units .....       0.61            4.56          383,901        0.83              4.34

1995-ILA units .............       0.21            5.50          586,294        0.44              5.27
1995-ILA Administration
   units ...................       0.36            5.34           68,713        0.59              5.11
1995-ILA Service units .....       0.61            5.00          123,254        0.84              4.77

1994-ILA units .............       0.20            3.96          547,351        0.43              3.73
1994-ILA Administration
   units ...................       0.35            3.97           64,388        0.58              3.74
1994-ILA Service units .....       0.60            3.72           74,451        0.83              3.49

1993-ILA units .............       0.20            2.88          456,411        0.44              2.64
1993-ILA Administration
   units ...................       0.35            2.73           26,553        0.59              2.49
1993-ILA Service units .....       0.60            2.48           34,014        0.84              2.24

1992-ILA units .............       0.18            3.38          422,506        0.45              3.11
1992-ILA Administration
   units ...................       0.33            3.26            6,915        0.60              2.99
1992-ILA Service units .....       0.58            2.75           29,522        0.85              2.48

For the Period January 30, 1991 through December 31,
====================================================
1991-ILA units .............       0.10/(b)/       5.28/(b)/     424,436        0.45/(b)/         4.93/(b)/
1991-ILA Administration
   units /(c)/..............       0.25/(b)/       4.77/(b)/      17,649        0.60/(b)/         4.42/(b)/
1991-ILA Service units /(c)/       0.50/(b)/       5.13/(b)/       9,430        0.85/(b)/         4.78/(b)/


-------------
/(a)/Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
/(b)/Annualized.
/(c)/ILA Administration and Service unit activity commenced during July and January of 1991, respectively.


--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Money Market Trust--Institutional Liquid Assets
--------------------------------------------------------------------------------
Financial Highlights (continued)
Selected Data for a Unit Outstanding Throughout Each Period
Federal Portfolio

--------------------------------------------------------------------------------


                                                       Income from investment operations
                                                     --------------------------------------
                                            Net
                                           asset                  Net realized     Total
                                          value at                    gain         income                   Net asset
                                          beginning     Net            on           from     Distributions  value at
                                             of      investment    investment    investment       to           end       Total
                                           period      income     transactions   operations   unitholders   of period   return(a)
                                          ======================================================================================
For the Years Ended December 31,
--------------------------------
1996-ILA units .......................      $1.00      $0.0513         --        $0.0513       $(0.0513)     $1.00       5.24%
1996-ILA Administration units.........       1.00       0.0498         --         0.0498        (0.0498)      1.00       5.09
1996-ILA Service units ...............       1.00       0.0473         --         0.0473        (0.0473)      1.00       4.83

1995-ILA units .......................       1.00       0.0569         --         0.0569        (0.0569)      1.00       5.83
1995-ILA Administration units ........       1.00       0.0550         --         0.0550        (0.0550)      1.00       5.67
1995-ILA Service units ...............       1.00       0.0522         --         0.0522        (0.0522)      1.00       5.41

1994-ILA units .......................       1.00       0.0407         --         0.0407        (0.0407)      1.00       4.11
1994-ILA Administration units ........       1.00       0.0388         --         0.0388        (0.0388)      1.00       3.95
1994-ILA Service units ...............       1.00       0.0392         --         0.0392        (0.0392)      1.00       3.69

1993-ILA units .......................       1.00       0.0296         --         0.0296        (0.0296)      1.00       3.00
1993-ILA Administration units ........       1.00       0.0281         --         0.0281        (0.0281)      1.00       2.84
1993-ILA Service units/(c)/...........       1.00       0.0157         --         0.0157        (0.0157)      1.00       2.56/(b)/

1992-ILA units .......................       1.00       0.0358         --         0.0358        (0.0358)      1.00       3.61
1992-ILA Administration units ........       1.00       0.0340         --         0.0340        (0.0340)      1.00       3.46

1991-ILA units .......................       1.00       0.0576         --         0.0576        (0.0576)      1.00       5.94
1991-ILA Administration units ........       1.00       0.0542         --         0.0542        (0.0542)      1.00       5.78
1991-ILA Service units/(c)/...........       1.00       0.0196         --         0.0196        (0.0196)      1.00       5.55/(b)/

1990-ILA units .......................       1.00       0.0772         --         0.0772        (0.0772)      1.00       8.06
1990-ILA Administration units/(d)/....       1.00       0.0205         --         0.0205        (0.0205)      1.00       7.39/(b)/

For the Period May 22, 1989 (commencement of operations) through December 31,
-----------------------------------------------------------------------------
1989-ILA units .......................       1.00       0.0516         --         0.0516        (0.0516)      1.00       7.62(b)


                                                                                      Ratios assuming no
                                                                                     waiver of fees and no
                                                                                      expense limitations
                                                                                  ---------------------------
                                                       Ratio of net     Net                      Ratio of net
                                         Ratio of net  investment     assets at   Ratio of net   investment
                                         expenses to    income to       end       expenses to     income to
                                         average net   average net    of period   average net    average net
                                            assets       assets      (in 000's)     assets         assets
                                         ====================================================================
For the Years Ended December 31,
--------------------------------
1996-ILA units .......................        0.26%        5.13%    $2,303,677       0.43%          4.96%
1996-ILA Administration units.........        0.41         4.98        794,537       0.58           4.81
1996-ILA Service units ...............        0.66         4.73        192,416       0.83           4.56

1995-ILA units .......................        0.26         5.69      1,731,935       0.42           5.53
1995-ILA Administration units ........        0.41         5.50        516,917       0.57           5.34
1995-ILA Service units ...............        0.66         5.22        102,576       0.82           5.06

1994-ILA units .......................        0.25         4.07      1,625,567       0.42           3.90
1994-ILA Administration units ........        0.40         3.88        329,896       0.57           3.71
1994-ILA Service units ...............        0.65         3.92         15,539       0.82           3.75

1993-ILA units .......................        0.25         2.96      1,430,292       0.42           2.79
1993-ILA Administration units ........        0.40         2.81        362,401       0.57           2.64
1993-ILA Service units/(c)/...........        0.65/(b)/    2.54/(b)/     1,425       0.82/(b)/      2.37/(b)/

1992-ILA units .......................        0.25         3.58      1,600,989       0.42           3.41
1992-ILA Administration units ........        0.40         3.40        312,792       0.57           3.23

1991-ILA units .......................        0.25         5.76      1,656,232       0.42           5.59
1991-ILA Administration units ........        0.40         5.42        291,810       0.57           5.25
1991-ILA Service units/(c)/...........        0.65/(b)/    5.56/(b)/        --       0.82/(b)/      5.39/(b)/

1990-ILA units .......................        0.25         7.72      1,368,765       0.40           7.57
1990-ILA Administration units/(d)/....        0.40/(b)/    7.25/(b)/    90,748       0.55/(b)/      7.10/(b)/

For the Period May 22, 1989 (commencement of operations) through December 31,
-----------------------------------------------------------------------------
1989-ILA units .......................        0.19/(b)/    8.41/(b)/   455,230       0.40/(b)/      8.20/(b)/


----------------
/(a)/ Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
/(b)/ Annualized.
/(c)/ ILA Service unit activity commenced during April of 1991; no shares were outstanding during the period from August 7, 1991 through May 15, 1993.
      (d)ILA Administration unit activity commenced during September of 1990.




--------------------------------------------------------------------------------
  The accompanying notes are an integral part of these financial statements.

Goldman Sachs--Institutional Liquid Assets
------------------------------------------------------------------------------
Financial Highlights (continued)
Selected Data for a Unit Outstanding Throughout Each Period
Tax-Exempt Diversified Portfolio

------------------------------------------------------------------------------------------------------------------------------------

                                                     Income from investment operations
                                                   ======================================
                                                                    Net
                                      Net asset                  realized         Total                       Net asset
                                      value at       Net         gain(loss)     income from                   value at
                                      beginning   investment   on investment    investment     Distributions   end of      Total
                                      of period     income      transactions     operations    to unitholders  period    return/(a)/
                                     ===============================================================================================
For the Years Ended December 31,
================================
1996-ILA units .....................    $1.00       $0.0320         $              $0.0320       $(0.0320)      $1.00      3.25%
1996-ILA Administration units.......     1.00        0.0306            --           0.0306       (0.0306)        1.00      3.09
1996-ILA Service units .............     1.00        0.0279            --           0.0279       (0.0279)        1.00      2.84

1995-ILA units .....................     1.00        0.0365            --           0.0365       (0.0365)        1.00      3.72
1995-ILA Administration units.......     1.00        0.0351            --           0.0351       (0.0352)        1.00      3.57
1995-ILA Service units .............     1.00        0.0324            --           0.0324       (0.0325)        1.00      3.31

1994-ILA units .....................     1.00        0.0264            --           0.0264       (0.0264)        1.00      2.71
1994-ILA Administration units.......     1.00        0.0250            --           0.0250       (0.0250)        1.00      2.55
1994-ILA Service units .............     1.00        0.0220            --           0.0220       (0.0220)        1.00      2.30

1993-ILA units .....................     1.00        0.0222            --           0.0222       (0.0222)        1.00      2.25
1993-ILA Administration units.......     1.00        0.0207            --           0.0207       (0.0207)        1.00      2.09
1993-ILA Service units .............     1.00        0.0183            --           0.0183       (0.0183)        1.00      1.84

1992-ILA units .....................     1.00        0.0277            --           0.0277       (0.0277)        1.00      2.82
1992-ILA Administration units.......     1.00        0.0266            --           0.0266       (0.0266)        1.00      2.67
1992-ILA Service units .............     1.00        0.0243            --           0.0243       (0.0243)        1.00      2.41

1991-ILA units .....................     1.00        0.0424            --           0.0424       (0.0424)        1.00      4.33
1991-ILA Administration units.......     1.00        0.0406            --           0.0406       (0.0406)        1.00      4.17
1991-ILA Service units .............     1.00        0.0386            --           0.0386       (0.0386)        1.00      3.91

1990-ILA units .....................     1.00        0.0550         (0.0001)        0.0549       (0.0549)        1.00      5.64
1990-ILA Administration units /(c)/.     1.00        0.0301            --           0.0301       (0.0300)        1.00      5.43/(b)/
1990-ILA Service units /(c)/........     1.00        0.0259            --           0.0259       (0.0259)        1.00      5.17/(b)/

1989-ILA units .....................     1.00        0.0591         (0.0001)        0.0590       (0.0590)        1.00      6.07

1988-ILA units .....................     1.00        0.0487          0.0003         0.0490       (0.0490)        1.00      5.03

1987-ILA units .....................     1.00        0.0413         (0.0003)        0.0410       (0.0410)        1.00      4.23

                                                                                              Ratio assuming no
                                                                                            waiver of fees and no
                                                                                              expense limitation
                                                                                         ==============================
                                                      Ratio of net          Net                          Ratio of net
                                     Ratio of net      investment         assets at      Ratio of net     investment
                                     expenses to        income to          end of         expenses to      income to
                                     average net       average net         period         average net     average net
                                       assets            assets          (in 000's)         assets          assets
                                    ===================================================================================
For the Years Ended December 31,
================================
1996-ILA units .....................      0.31%            3.20%           $1,514,443        0.41%           3.10%
1996-ILA Administration units.......      0.46             3.06                59,097        0.56            2.96
1996-ILA Service units .............      0.71             2.79                28,921        0.81            2.69

1995-ILA units .....................      0.31             3.65            $1,342,585        0.42            3.54
1995-ILA Administration units.......      0.46             3.51                48,773        0.57            3.40
1995-ILA Service units .............      0.71             3.24                49,647        0.82            3.13

1994-ILA units .....................      0.30             2.64             1,434,965        0.41            2.53
1994-ILA Administration units.......      0.45             2.50                97,778        0.56            2.39
1994-ILA Service units .............      0.70             2.20                36,492        0.81            2.09

1993-ILA units .....................      0.30             2.22             1,769,477        0.41            2.11
1993-ILA Administration units.......      0.45             2.08                99,896        0.56            1.97
1993-ILA Service units .............      0.70             1.83                45,172        0.81            1.72

1992-ILA units .....................      0.30             2.77             1,333,925        0.42            2.65
1992-ILA Administration units.......      0.45             2.66                50,225        0.57            2.54
1992-ILA Service units .............      0.70             2.43                29,534        0.82            2.31

1991-ILA units .....................      0.32             4.24             1,044,986        0.42            4.14
1991-ILA Administration units.......      0.47             4.06                37,567        0.57            3.96
1991-ILA Service units .............      0.72             3.86                52,399        0.82            3.76

1990-ILA units .....................      0.40             5.50               603,895        0.40            5.50
1990-ILA Administration units /(c)/.     0.55/(b)/         5.40/(b)/           42,498        0.55/(b)/       5.40/(b)/
1990-ILA Service units /(c)/........     0.80/(b)/         5.16/(b)/           56,810        0.80/(b)/       5.16/(b)/

1989-ILA units .....................      0.40             5.91               688,556        0.40            5.91

1988-ILA units .....................      0.40             4.87               907,782        0.40            4.87

1987-ILA units .....................      0.40             4.13               965,714        0.40            4.13
-------------

/(a)/Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
/(b)/Annualized.
/(c)/ILA Administration and Service unit activity commenced during June and July of 1990, respectively.


--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Money Market Trust--Institutional Liquid Assets
--------------------------------------------------------------------------------
Financial Highlights (continued)
Selected Data for a Unit Outstanding Throughout Each Period
Tax-Exempt California Portfolio
--------------------------------------------------------------------------------


                                         Income from investment operations
                                       =====================================




                                 Net                      Net          Total
                                asset                   realized      income                     Net asset
                               value at      Net       (loss) on       from      Distributions   value at
                               beginning  investment   investment   investment        to          end of      Total
                               of period   income     transactions  operations    unitholders     period     return /(a)/
                               ==========================================================================================
For the Years Ended
   December 31,
==========================
1996-ILA units .............    $1.00      $0.0299          --       $0.0299      $(0.0299)       $1.00         3.03%
1996-ILA Administration
   units ...................     1.00       0.0284          --        0.0284       (0.0284)        1.00         2.88

1995-ILA units .............     1.00       0.0349          --        0.0349       (0.0350)        1.00         3.55
1995-ILA Administration
   units ...................     1.00       0.0332          --        0.0332       (0.0332)        1.00         3.40

1994-ILA units .............     1.00       0.0250          --        0.0250       (0.0250)        1.00         2.53
1994-ILA Administration
   units ...................     1.00       0.0233          --        0.0233       (0.0233)        1.00         2.37

1993-ILA units .............     1.00       0.0206          --        0.0206       (0.0206)        1.00         2.09
1993-ILA Administration
   units ...................     1.00       0.0191          --        0.0191       (0.0191)        1.00         1.93
1993-ILA Service units .....     1.00       0.0166          --        0.0166       (0.0166)        1.00         1.68

1992-ILA units .............     1.00       0.0256       (0.0001)     0.0255       (0.0256)        1.00         2.62
1992-ILA Administration
   units ...................     1.00       0.0235       (0.0002)     0.0233       (0.0235)        1.00         2.47
1992-ILA Service units (c)..     1.00       0.0081          --        0.0081       (0.0081)        1.00         1.99/(b)/

1991-ILA units .............     1.00       0.0388          --        0.0388       (0.0388)        1.00         3.92
1991-ILA Administration
   units ...................     1.00       0.0376          --        0.0376       (0.0376)        1.00         3.80

1990-ILA units .............     1.00       0.0511       (0.0001)     0.0510       (0.0511)        1.00         5.24
1990-ILA Administration
   units (c)................     1.00       0.0042          --        0.0042       (0.0042)        1.00         5.14/(b)/

1989-ILA units .............     1.00       0.0573       (0.0001)     0.0572       (0.0572)        1.00         5.93


For the Period October 3, 1988 (commencement of operations) through
    December 31,
=========================================================
1988-ILA units .............     1.00      0.0139           --        0.0139       (0.0139)        1.00         5.81/(b)/



                                                                                  Ratios assuming no
                                                                                 waiver of fees and no
                                                                                  expense limitations
                                                                              ============================
                                               Ratio of net       Net                         Ratio of net
                               Ratio of net     investment     assets at     Ratio of net     investment
                               expenses to      income to         end        expenses to       income to
                               average net     average net     period of     average net      average net
                                 assets          assets        (in 000's)      assets           assets
                               ===========================================================================
For the Years Ended
   December 31,
==========================
1996-ILA units .............     0.41%            2.99%          $440,476      0.42%             2.98%
1996-ILA Administration
   units ...................     0.56             2.84                142      0.57              2.83

1995-ILA units .............     0.41             3.49            346,728      0.41              3.49
1995-ILA Administration
   units ...................     0.56             3.32                 61      0.56              3.32

1994-ILA units .............     0.40             2.50            227,399      0.41              2.49
1994-ILA Administration
   units ...................     0.55             2.33                790      0.56              2.32

1993-ILA units .............     0.40             2.06            229,839      0.44              2.02
1993-ILA Administration
   units ...................     0.55             1.91              1,425      0.59              1.87
1993-ILA Service units .....     0.76             1.66                 --      0.84              1.54

1992-ILA units .............     0.40             2.56            161,868      0.47              2.49
1992-ILA Administration
   units ...................     0.55             2.35                 31      0.62              2.28
1992-ILA Service units (c)..     0.80/(b)/                              3      0.87/(b)/         1.96/(b)/
                                                  2.03(b)

1991-ILA units .............     0.40             3.88            102,494      0.47              3.81
1991-ILA Administration
   units ...................     0.55             3.76                 13      0.62              3.69

1990-ILA units .............     0.40             5.11            106,972      0.40              5.11
1990-ILA Administration
   units (c)................     0.55/(b)/        5.33(b)              68      0.55/(b)/         5.33/(b)/

1989-ILA units .............     0.40             5.73            112,463      0.40             5.73

For the Period October 3, 1988 (commencement of
   operations) through December 31,
=========================================================

1988-ILA units .............     0.24/(b)/        5.74/(b)/        41,028     0.38/(b)/         5.60/(b)/
-------------

/(a)/Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
/(b)/Annualized.
/(c)/ILA Administration and Service unit activity commenced during December of 1990 and August of 1992, respectively. No service shares were outstanding for the years ended December 31, 1996, 1995, 1994.

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.


Goldman Sachs Money Market Trust--Institutional Liquid Assets
------------------------------------------------------------------------------------------------------------------------------------
Financial Highlights (continued)
Selected Data for a Unit Outstanding Throughout Each Period
Tax-Exempt New York Portfolio

------------------------------------------------------------------------------------------------------------------------------------
                                                      Income from investment operations
                                                  ----------------------------------------
                                      Net asset                 Net realized      Total                       Net asset
                                      value at       Net            loss       income from                     value at
                                      beginning   investment   on investment    investment    Distribution       end        Total
                                      of period     income      transactions    operations   to unitholders   of period   return(a)
                                      =============================================================================================
For the Years Ended December 31,
---------------------------------
1996-ILA units .....................    $1.00      $0.0301           --          $0.0301       $(0.0301)      $1.00         3.05%
1996-ILA Administration units ......     1.00       0.0288           --           0.0288        (0.0288)       1.00         2.90

1995-ILA units .....................     1.00       0.0344           --           0.0344        (0.0344)       1.00         3.51
1995-ILA Administration units ......     1.00       0.0328           --           0.0328        (0.0328)       1.00         3.35

1994-ILA units .....................     1.00       0.0262           --           0.0262        (0.0262)       1.00         2.56
1994-ILA Administration units ......     1.00       0.0247           --           0.0247        (0.0247)       1.00         2.41

1993-ILA units .....................     1.00       0.0221           --           0.0221        (0.0221)       1.00         2.21
1993-ILA Administration units ......     1.00       0.0205           --           0.0205        (0.0205)       1.00         2.05

1992-ILA units .....................     1.00       0.0265           --           0.0265        (0.0265)       1.00         2.71
1992-ILA Administration units ......     1.00       0.0253           --           0.0253        (0.0253)       1.00         2.55

For the Period February 15, 1991 (commencement of operations) through December 31,
-----------------------------------------------------------------------------------

1991-ILA units .....................     1.00       0.0347     (0.0002)           0.0345        (0.0347)       1.00       4.02/(b)/
1991-ILA Administration units /(c)/.     1.00       0.0330           --           0.0330        (0.0330)       1.00       3.87/(b)/

--------------------
                                                                                        Ratios assuming no
                                                                                      waiver of fees and no
                                                                                       expense limitations
                                                                                 ------------------------------
                                                     Ratio of net       Net                        Ratio of net
                                    Ratio of net      investment     assets at     Ratio of net     investment
                                     expenses to       income to        end         expenses to     income to
                                     average net      average net    of period      average net    average net
                                        assets           assets      (in 000's)        assets         assets
                                    ============================================================================
For the Years Ended December 31,
---------------------------------
1996-ILA units .....................    0.32%            3.01%        $70,175          0.43%          2.90%
1996-ILA Administration units ......    0.47             2.88          44,319          0.58           2.77

1995-ILA units .....................    0.30             3.44          90,537          0.44           3.30
1995-ILA Administration units ......    0.45             3.28          26,724          0.59           3.14

1994-ILA units .....................    0.24             2.62          84,517          0.47           2.39
1994-ILA Administration units ......    0.39             2.47          38,970          0.62           2.24

1993-ILA units .....................    0.10             2.21          48,367          0.51           1.80
1993-ILA Administration units ......    0.25             2.05          20,306          0.66           1.64

1992-ILA units .....................    0.10             2.65          16,844          0.57           2.18
1992-ILA Administration units ......    0.25             2.53          14,641          0.72           2.06

For the Period February 15, 1991 (commencement of operations) through December 31,
-----------------------------------------------------------------------------------
1991-ILA units .....................    0.10/(b)/        3.96/(b)/     11,070          0.76/(b)/      3.30/(b)/
1991-ILA Administration units/(c)/..    0.25/(b)/        3.90/(b)/     19,198          0.91/(b)/      3.24/(b)/

-------------
/(a)/Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
/(b)/Annualized.
/(c)/ILA Administration unit activity commenced during February of 1991.


--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
Report of Independent Public Accountants


--------------------------------------------------------------------------------
To the Unitholders and Board of Trustees of Goldman Sachs Money Market Trust--Institutional Liquid Assets:

   We have audited the accompanying statements of assets and liabilities of Goldman Sachs Money Market Trust--Institutional Liquid Assets (a Massachusetts business trust comprising the Prime Obligations, Money Market, Government, Treasury Obligations, Treasury Instruments, Federal, Tax-Exempt Diversified, Tax-Exempt California and Tax-Exempt New York Portfolios), including the statements of investments as of December 31, 1996, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the periods presented. These financial statements and the financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting Goldman Sachs Money Market Trust--Institutional Liquid Assets as of December 31, 1996, the results of their operations for the year then ended, the changes in their net assets and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.


                               ARTHUR ANDERSEN LLP

Boston, Massachusetts
February 10, 1997


--------------------------------------  ----------------------------------------

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                                      45

--------------------------------------------------------------------------------


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------------------------------------   -----------------------------------------

--------------------------------------------------------------------------------




-------------------------------------    ---------------------------------------









--------------------------------------------------------------------------------
This Annual Report is authorized for distribution to prospective investors only when preceded or accompanied by a Goldman Sachs Money Market Trust--Institutional Liquid Assets Portfolios' Prospectus which contains facts concerning each Fund's objectives and policies, management, expenses and other information.
--------------------------------------------------------------------------------

================================================================================

Goldman Sachs
1 New York Plaza
New York, NY 10004





Trustees
Ashok N. Bakhru, Chairman
David B. Ford
Alan A. Shuch
Jackson W. Smart, Jr.
William H. Springer
Richard P. Strubel

Officers
Douglas C. Grip, President
John W. Mosior, Vice President
Nancy L. Mucker, Vice President
Pauline Taylor, Vice President
Scott M. Gilman, Treasurer
John M. Perlowski, Assistant Treasurer
Michael J. Richman, Secretary
Howard B. Surloff, Assistant Secretary






Goldman Sachs
Investment Adviser,
Distributor and Transfer Agent




Goldman Sachs

Money Market Trust

Institutional

Liquid Assets

--------------------------------------------------------------------------------

Annual Report
December 31, 1996



Prime Obligations Portfolio
Money Market Portfolio
Government Portfolio
Treasury Obligations Portfolio
Treasury Instruments Portfolio
Federal Portfolio
Tax-Exempt Diversified Portfolio
Tax-Exempt California Portfolio
Tax-Exempt New York Portfolio



[LOGO OF GOLDMAN SACHS APPEARS HERE]

================================================================================

                                   APPENDIX A
                      DESCRIPTION OF SECURITIES RATINGS/1/

MOODY'S INVESTORS SERVICE, INC.

Bond Ratings
------------

     Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than with Aaa securities.

     A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

     Moody's applies numerical modifiers 1, 2, and 3 in the Aa and A categories. The modifier 1 indicates that the obligation ranks in the higher end of the category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of the respective category.

Short-Term Ratings
------------------

     P-1: Issuers have a superior ability for repayment of senior short-term debt obligations. Prime-1 or P-1 repayment ability will often be evidenced by many of the following characteristics:

     .  Leading market positions in well established industries.

     .  High rates of return on funds employed.

     . Conservative capitalization structure with moderate reliance on debt and ample asset protection.

     . Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

     . Well established access to a range of financial markets and assured sources of alternate liquidity.

     P-2: Issuers have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

State and Municipal Obligations
-------------------------------

     Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade or (MIG). Such ratings recognize the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk, long-term secular trends for example, may be less important over the short run. Symbols used will be as follows:

     MIG 1/VMIG 1 -- This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broadbased access to the market for refinancing.

     MIG 2/VMIG 2 -- This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

     A short-term rating may also be assigned on an issue having a demand feature-variable rate demand obligation. Such ratings will be designated as VMIG to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. Additionally, investors should be alert to the fact that the source of payment may be limited to the external liquidity with no or limited legal recourse to the issuer in the event the demand is not met.

STANDARD & POOR'S RATINGS GROUP

Bond Ratings
------------

     AAA: An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

     AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

     A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

     PLUS (+) OR MINUS (-): The AA and A ratings may be modified by the addition of a plus or minus sign to show relative standing within the category.


Short-Term Ratings
------------------

     A-1: A short-term obligation rated A-1 is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

     A-2: A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

MUNICIPAL NOTES

     An S&P note rating reflects the liquidity factors and market access risks unique to notes. Notes maturing in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

     . Amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note).

     . Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

     Note rating symbols are as follows:

     SP-1 -- Strong capacity to pay principal and interest. Those issues determined to possess very strong characteristics will be given a plus (+) designation.

     SP-2 -- Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the notes.

     S&P assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure.

     The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, "AAA/A-1+"). With short-term demand debt, S&P's note rating symbols are used with the commercial paper rating symbols (for example, "SP-1+/A-1+").


DUFF & PHELPS, INC.

Bond Ratings
------------

     AAA: The highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

     AA: High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

     A: Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

     Duff & Phelps applies modifiers, + and -, in the AA and A categories for long-term fixed income securities. The modifier + indicates that the security ranks in the higher end of the category: the modifier AA or A indicates a mid-range ranking; and the modifier - indicates that the issue ranks in the lower end of the category.

Short-Term Ratings
------------------

     D-1: Commercial paper and certificates of deposit rated Duff 1 are considered to have a very high certainty of timely payment. Liquidity factors are excellent and are supported by strong fundamental protection factors. Risk factors are minor.

     D-2: Commercial paper and certificates of deposit rated Duff 2 are considered to have a good certainty of timely payment. Liquidity factors and company fundamentals are considered sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good and risk factors are small.

     Duff & Phelps applies a plus and minus rating scale, D-1+ , D-1 and D-1- in the Duff 1 top grade category for short-term debt. The rating D-1+ indicates that the security has the highest certainty of timely payment, short-term liquidity is clearly out standing and safety is just below risk-free U.S. Treasury short-term obligations; the rating D-1 indicates a very high certainty of timely payment, liquidity factors are excellent and risk factors are minimal; and the rating D-1- indicates a high certainty of timely payment, liquidity factors are strong and risk factors are very small.

FITCH INVESTORS SERVICE CORP.

     AAA: Bonds which are rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay its obligations, which is unlikely to be affected by reasonably foreseeable events.

     AA: Bonds which are rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

     A: Bonds which are rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

     Fitch applies plus (+) and minus (-) modifiers in the AA and A categories to indicate the relative position of a credit within the rating category.

     Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes. The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

     F-1: Short-term debt obligations rated F-1 are considered to be of very strong credit quality. Those issues determined to possess exceptionally strong credit quality and having the strongest degree of assurance for timely payment will be denoted with a plus ("+") sign designation.

     F-2: Short-term debt obligations rated F-2 are considered to be of good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

IBCA LIMITED AND IBCA INC.

     A1: Short-term obligations rated A1 are supported by the highest capacity for timely repayment. Where issues possess a particularly strong credit feature a rating of A1+ is assigned.

     A2: Short-term obligations rated A2 are supported by a satisfactory capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

 THOMSON BANKWATCH, INC.

     AAA: The highest category; indicates an extremely high ability to repay principal and interest on a timely basis.

     AA: The second highest category; indicates a very strong ability to repay principal and interest on a timely basis, with limited incremental risk, compared to issues rated in the highest category.

     A: The third highest category; indicates the ability to repay principal and interest is strong. Issues rated A could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

Ratings in the AA and A Long-Term Debt categories may include a plus (+) or minus (-) designation which indicates where within the respective category the issue is placed.

The TBW Short-Term Ratings apply only to specific debt instruments that have a maturity of one year or less.

The TBW Short-Term Ratings specifically assess the likelihood of an untimely payment of principal and interest.

     TBW-1: The highest category; indicates a very high likelihood that principal and interest will be paid on a timely basis.

     TBW-2: The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated TBW-1.

/1/ The ratings indicated herein are believed to be the most recent ratings available at the date of this Statement of Additional Information for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which will be given to these securities on the date of the Portfolios' taxable year end.

                                     PART C

                               OTHER INFORMATION


ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS
         ---------------------------------

(a) Financial Statements

     Included in the Prospectus:

          Financial Highlights for the GS Adjustable Rate Govern ment Fund, GS Short Duration Government Fund, GS Short Duration Tax-Free Fund, GS Core Fixed Income Fund and Goldman Sachs Global Income Fund for the period ended October 31, 1996 (audited);

          Financial Highlights for the GS Adjustable Rate Govern ment Fund, Goldman Sachs Municipal Income Fund, Goldman Sachs Government Income Fund and Goldman Sachs Global Income Fund for the period ended October 31, 1996 (audited);

          Financial Highlights for Goldman Sachs Capital Growth Fund, Goldman Sachs Select Equity Fund, Goldman Sachs Small Cap Equity Fund, Goldman Sachs International Equity Fund, Goldman Sachs Growth and Income Fund, Goldman Sachs Asia Growth Fund, Goldman Sachs Balanced Fund, and Goldman Sachs Mid-Cap Equity Fund for the period ended January 31, 1997 (audited);

          Financial Highlights for the Financial Square Treasury Obligations Fund, Financial Square Prime Obligations Fund, Financial Square Government Fund, Financial Square Money Market Fund and Financial Square Tax-Free Money Market Fund (collectively, the "Financial Square Funds") for the period ended December 31, 1996 (audit ed); and

          Financial Highlights for the Treasury Obligations Portfolio, Treasury Instruments Portfolio, Prime Obli gations Portfolio, Federal Portfolio, Government Port folio, Money Market Portfolio, Tax-Exempt Diversified Portfolio, Tax-Exempt California Portfolio and Tax-Exempt New York Portfolio for the period ended December 31, 1996
          (audited).

     Incorporated by Reference into the Additional Statement:

     Report of Independent Public Accountants.

     Statement of Investments for the GS Adjustable Rate Govern ment Fund, GS Short Duration Government Fund, GS Short

     Duration Tax-Free Fund, GS Core Fixed Income Fund and Goldman Sachs Global Income Fund as of October 31, 1996 (audited).

     Statement of Investments for the GS Adjustable Rate Govern ment Fund, Goldman Sachs Municipal Income Fund, Goldman Sachs Government Income Fund and Goldman Sachs Global Income Fund as of October 31, 1996 (audited).

     Statement of Assets and Liabilities for the GS Adjustable Rate Government Fund, GS Short Duration Government Fund, GS Short Duration Tax-Free Fund, GS Core Fixed Income Fund and Goldman Sachs Global Income Fund as of October 31, 1996 (audited).

     Statement of Assets and Liabilities for the GS Adjustable Rate Government Fund, Goldman Sachs Municipal Income Fund, Goldman Sachs Government Income Fund and Goldman Sachs Global Income Fund as of October 31, 1996 (audited).

     Statement of Operations for the GS Adjustable Rate Govern ment Fund, GS Short Duration Government Fund, GS Short Duration Tax-Free Fund, GS Core Fixed Income Fund and Goldman Sachs Global Income Fund for the fiscal year ended October 31, 1996 (audited).

     Statement of Operations for the GS Adjustable Rate Govern ment Fund, Goldman Sachs Municipal Income Fund, Goldman Sachs Government Income Fund and Goldman Sachs Global Income Fund for the fiscal year ended October 31, 1996 (audited).

     Statement of Changes in Net Assets for the GS Adjustable Rate Government Fund, GS Short Duration Government Fund, GS Short Duration Tax-Free Fund, GS Core Fixed Income Fund and Goldman Sachs Global Income Fund for the fiscal year ended October 31, 1996 (audited).

     Statement of Changes in Net Assets for the GS Adjustable Rate Government Fund, Goldman Sachs Municipal Income Fund, Goldman Sachs Government Income Fund and Goldman Sachs Global Income Fund for the fiscal year ended October 31, 1996 (audited).

     Financial Highlights for the GS Adjustable Rate Government Fund, GS Short Duration Government Fund, GS Short Duration Tax-Free Fund, GS Core Fixed Income Fund and Goldman Sachs Global Income Fund for the period ended October 31, 1996 (audited).

     Financial Highlights for the GS Adjustable Rate Government Fund, Goldman Sachs Municipal Income Fund, Goldman Sachs

     Government Income Fund and Goldman Sachs Global Income Fund for the period ended October 31, 1996 (audited).

     Statement of Investments as of January 31, 1997 for Goldman Sachs Capital Growth Fund, Goldman Sachs CORE U.S. Equity Fund (formerly Select Equity
     Fund), Goldman Sachs Small Cap Equity Fund, Goldman Sachs International Equity Fund, Goldman Sachs Growth and Income Fund, Goldman Sachs Asia Growth Fund, Goldman Sachs Balanced Fund and Goldman Sachs Mid-Cap Equity Fund.

     Statement of Assets and Liabilities as of January 31, 1997 for Goldman Sachs Capital Growth Fund, Goldman Sachs CORE U.S. Equity Fund (formerly Select Equity Fund), Goldman Sachs Small Cap Equity Fund, Goldman Sachs International Equity Fund, Goldman Sachs Growth and Income Fund, Goldman Sachs Asia Growth Fund, Goldman Sachs Balanced Fund and Goldman Sachs Mid-Cap Equity Fund.

     Statement of Operations for the year ended January 31, 1997 for Goldman Sachs Capital Growth Fund, Goldman Sachs CORE U.S. Equity Fund (formerly Select Equity Fund), Goldman Sachs Small Cap Equity Fund, Goldman Sachs International Equity Fund, Goldman Sachs Growth and Income Fund, Goldman Sachs Asia Growth Fund, Goldman Sachs Balanced Fund and Goldman Sachs Mid-Cap Equity Fund.

     Statement of Changes in Net Assets for the years ended January 31, 1996 and January 31, 1997 for Goldman Sachs Balanced Fund, Goldman Sachs Capital Growth Fund, Goldman Sachs Asia Growth Fund, Goldman Sachs CORE U.S. Equity Fund (formerly Select Equity Fund), Goldman Sachs Small Cap Equity Fund, Goldman Sachs International Equity Fund, Goldman Sachs Mid-Cap Equity Fund and Goldman Sachs Growth and Income Fund.

     Financial Highlights for Goldman Sachs Capital Growth Fund, Goldman Sachs CORE U.S. Equity Fund (formerly Select Equity Fund), Goldman Sachs Small Cap Equity Fund, Goldman Sachs International Equity Fund, Goldman Sachs Growth and Income Fund, Goldman Sachs Asia Growth Fund, Goldman Sachs Balanced Fund and Goldman Sachs Mid-Cap Equity Fund for the period ended January 31, 1997.

     Statements of Investments for the Financial Square Treasury Obligations, Financial Square Prime Obligations, Financial Square Government, Financial Square Money Market and Finan cial Square Tax-Free Money Market Funds, as of December 31, 1996 (audited);

     Statements of Investments for the Treasury Obligations Portfolio, Treasury Instruments Portfolio, Prime Obligations

     Portfolio, Federal Portfolio, Government Portfolio, Money Market Portfolio, Tax-Exempt Diversified Portfolio, Tax-Exempt California Portfolio and Tax-Exempt New York Portfo lio for the period ended December 31, 1996 (audited);

     Statements of Assets and Liabilities for the Financial Square Treasury Obligations, Financial Square Prime Obliga tions, Financial Square Government, Financial Square Money Market and Financial Square Tax-Free Money Market Funds, as of December 31, 1996 (audited);

     Statements of Assets and Liabilities for the Treasury Obli gations Portfolio, Treasury Instruments Portfolio, Prime Obligations Portfolio, Federal Portfolio, Government Portfo lio, Money Market Portfolio, Tax-Exempt Diversified Portfo lio, Tax-Exempt California Portfolio and Tax-Exempt New York Portfolio for the period ended December 31, 1996 (audited);

     Statements of Operations for the Financial Square Treasury Obligations, Financial Square Prime Obligations, Financial Square Government, Financial Square Money Market and Finan cial Square Tax-Free Money Market Funds, as of December 31, 1996 (audited);

     Statements of Operations for the Treasury Obligations Port folio, Treasury Instruments Portfolio, Prime Obligations Portfolio, Federal Portfolio, Government Portfolio, Money Market Portfolio, Tax-Exempt Diversified Portfolio, Tax-Exempt California Portfolio and Tax-Exempt New York Portfo lio for the period ended December 31, 1996 (audited);

     Statements of Changes in Net Assets for the Financial Square Treasury Obligations, Financial Square Prime Obligations, Financial Square Government, Financial Square Money Market and Financial Square Tax-Free Money Market Funds, as of December 31, 1996 (audited);

     Statements of Changes in Net Assets for the Treasury Obliga tions Portfolio, Treasury Instruments Portfolio, Prime Obligations Portfolio, Federal Portfolio, Government Portfo lio, Money Market Portfolio, Tax-Exempt Diversified Portfo lio, Tax-Exempt California Portfolio and Tax-Exempt New York Portfolio for the period ended December 31, 1996 (audited);

     Financial Highlights for the Financial Square Treasury Obli gations, Financial Square Prime Obligations, Financial Square Government, Financial Square Money Market and Finan cial Square Tax-Free Money Market Funds, as of December 31, 1996 (audited);

     Financial Highlights for the Treasury Obligations Portfolio, Treasury Instruments Portfolio, Prime Obligations Portfolio,

     Federal Portfolio, Government Portfolio, Money Market Port folio, Tax-Exempt Diversified Portfolio, Tax-Exempt Califor nia Portfolio and Tax-Exempt New York Portfolio for the period ended December 31, 1996 (audited);


                    Notes to Financial Statements.

(b) Exhibits

The following exhibits are incorporated herein by reference to Registrant's Registration Statement on form N-1A as initially filed (Reference A), to Pre-Effective Amendment No. 1 to such Registration Statement (Reference B), or to Post-Effective Amend ment No. 1 to such Registration Statement (Reference C), or to Post-Effective Amendment No. 2 to such Registration Statement (Reference D), or to Post-Effective Amendment No. 4 to such Registration Statement (Reference
F), or to Post-Effective Amend ment No. 12 to such Registration Statement (Reference M), or to Post-Effective Amendment No. 16 to such Registration Statement (Reference Q) or to Post-Effective Amendment No. 17 to such Registration Statement (Reference R), or to Post-Effective Amendment No. 19 to such Registration Statement (Reference T), or to Post-Effective Amendment No. 20 to such Registration Statement (Reference U), or to Post-Effective Amendment No. 21 to such Registration Statement (Reference V), or to Post-Effective Amendment No. 24 to such Registration Statement (Reference Y), or to Post-Effective Amendment No. 25 to such Registration Statement (Reference Z), to Post-Effective Amendment No. 26 to such Regis tration Statement (Accession No. 0000950130-95-002856), to Post-Effective Amendment No. 27 to such Registration Statement (Acces sion No. 0000950130-96-004931), to Post-Effective Amendment No. 29 to such Registration Statement (Accession No.0000950130-97-000573), to Post-Effective Amendment No. 31 to such Registration Statement (Accession No. 0000950130-97-000805) and to Post-Effective Amendment No. 33 to such Registration Statement (Ac cession No. 0000950130-97-0001867).

     1.        Agreement and Declaration of Trust. (Accession No. 0000950130-97-
               000573)

     2. By-laws of the Delaware business trust (Accession No. 0000950130-97-000573)

     5(a).  Advisory Agreement between Registrant on behalf of GS Short-Term
               Government Agency Fund and Goldman, Sachs & Co.  (Reference P)

     5(b).  Advisory Agreement between Registrant on behalf of GS Adjustable
               Rate Government Agency Fund and Goldman Sachs Asset Management. (Reference P)

     5(c). Advisory Agreement between Registrant on behalf of GS Short Duration Tax-Free Fund and Goldman, Sachs & Co. (Reference P)

     5(d). Advisory Agreement between Registrant on behalf of GS Core Fixed Income Fund and Goldman Sachs Asset Management. (Reference T)

     5(e). Form of Management Agreements on behalf of Dela ware business trust (Accession No. 0000950130-97-000573)

     6(a). Distribution Agreement between Registrant and Goldman, Sachs & Co. (Reference P)

     8(a).     Custodian Agreement between Registrant and State Street Bank and
               Trust Company.   (Reference P)

     8(b). Form of Wiring Agreement among State Street Bank and Trust Company, Goldman, Sachs & Co. and The Northern Trust Company. (Reference B)

     8(c). Fee schedule relating to the Custodian Agreement between Registrant and State Street Bank and Trust Company. (Reference C)

     8(d). Form of Letter Agreement between Registrant and State Street Bank and Trust pertaining to the latter's designation of Security Pacific National Bank as its sub-custodian and certain other mat ters. (Reference C)

     8(g). Form of Amendment dated August, 1989 to the Wiring Agreement among State Street Bank and Trust Compa ny, Goldman, Sachs & Co. and The Northern Trust Company relating to the indemnification of The Northern Trust Company. (Reference D)

     9(a). Transfer Agency Agreement between Registrant and Goldman, Sachs & Co. (Reference P)

     9(b). Fee schedule relating to the Transfer Agency Agreement between Registrant and Goldman, Sachs & Co. (Reference B)

       10.     Opinion of Delaware Counsel (Accession No. 0000950130-97-0001867)

       13.     Subscription Agreement with Goldman, Sachs & Co. (Reference B)

    15(a). Distribution Plan pursuant to Rule 12b-1 for Goldman Sachs Municipal Income Fund. (Reference P) 15(c). Distribution Plan pursuant to Rule 12b-1 for Goldman Sachs Government Income Fund (Reference O)

     15(d). Distribution Plan pursuant to Rule 12b-1 for Goldman Sachs Global Income Fund. (Reference O)

     15(f). Distribution Plan Pursuant to Rule 12b-1 for GS Adjustable Rate Government Agency Fund-Class A Shares. (Reference Y)

     15(h).    Administration Plan and Service Plan of the Trust.  (Reference X)

     18. Form of Plan entered into by Registrant pursuant to Rule 18f-3 (Reference Z).

     19. Powers of Attorney of Messrs. Bakhru, Ford, Grip, Shuch, Smart, Springer, Strubel, Mosior, Gilman, Perlowski, Richman, Surloff, Mmes. MacPherson, Mucker and Taylor (Accession No. 0000950130-97-000805)

     27.       Financial Data Schedules (Accession No. 0000950130-97-0001867)

The following exhibits relating to Goldman Sachs Trust are filed herewith electronically pursuant to EDGAR rules:

     11.  Consent of Arthur Andersen LLP.

     1(h).     Amendment to Declaration of Trust.

     5(e).     Management Agreement on behalf of Delaware busi ness trust.

     5(f). Form of Amendment to Schedule A of the Management Agreement to include Goldman Sachs CORE Small Cap Equity Fund and Goldman Sachs CORE International Equity Fund.

     6(b). Class C Plan of Distribution Pursuant to Rule 12b-1 between Registrant and Goldman, Sachs & Co.

     15(i).    Class C Authorized Dealer Service Plan.


ITEM 25.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.
          -------------------------------------------------------------

Not Applicable.

ITEM 26.  NUMBER OF HOLDERS OF SECURITIES.
          -------------------------------

                                                  Number of
Title of Class                                    Record Holders
--------------                                    --------------

Treasury Obligations Portfolio
   ILA Units                                                 770
   ILA Administration Units                                   70
   ILA Service Units                                          10
Treasury Instruments Portfolio
   ILA Units                                                 396
   ILA Administration Units                                   48
   ILA Service Units                                          20
Federal Portfolio
   ILA Units                                               2,407
   ILA Administration Units                                  665
   ILA Service Units                                         125
Government Portfolio
   ILA Units                                               1,346
   ILA Administration Units                                   66
   ILA Service Units                                          11
Prime Obligations Portfolio
   ILA Units                                                 818
   ILA Class B Units                                          __
   ILA Administration Units                                   69
   ILA Service Units                                          19
Money Market Portfolio
   ILA Units                                               1,492
   ILA Administration Units                                  942
   ILA Service Units                                           8
Tax-Exempt Diversified Portfolio
   ILA Units                                               2,135
   ILA Administration Units                                   30
   ILA Service Units                                          23
Tax-Exempt California Portfolio
   ILA Units                                                 859
   ILA Administration Units                                    4
   ILA Service Units                                           1
Tax-Exempt New York Portfolio
   ILA Units                                                 195
   ILA Administration Units                                   69
   ILA Service Units                                           2
Financial Square Treasury Obligations Fund
   FST Shares                                                375
   FST Administration Shares                                 120
   FST Service Shares                                        684
   FST Preferred Shares                                       24
Financial Square Prime Obligations Fund
   FST Shares                                                514
   FST Administration Shares                                 132


   FST Service Shares                                        437
   FST Preferred Shares                                       15
Financial Square Government Fund
   FST Shares                                                246
   FST Administration Shares                                 185
   FST Service Shares                                         93
   FST Preferred Shares                                       12
Financial Square Money Market Fund
   FST Shares                                                518
   FST Administration Shares                                 226
   FST Service Shares                                        124
   FST Preferred Shares                                       26
Financial Square Tax-Free Money Market Fund
   FST Shares                                                263
   FST Administration Shares                                  54
   FST Service Shares                                         83
   FST Preferred Shares                                        9
Financial Square Treasury Instruments Fund
   FST Shares                                                103
   FST Administration Shares                                   2
   FST Service Shares                                          4
   FST Preferred Shares                                        0
Financial Square Federal Fund
   FST Shares                                                166
   FST Administration Shares                                 113
   FST Service Shares                                        131
   FST Preferred Shares                                        0
Financial Square Municipal Money Market Fund
   FST Shares                                                  0
   FST Administration Shares                                   0
   FST Service Shares                                          0
   FST Preferred Shares                                        0
Financial Square Money Market Plus Fund
   FST Shares                                                  0
   FST Administration Shares                                   0
   FST Service Shares                                          0
   FST Preferred Shares                                        0
GS Short Duration Government Fund
   Institutional Shares                                      352
   Administration Shares                                      27
   Service Shares                                              6
   Class A                                                     8
   Class B                                                     9
GS Adjustable Rate Government Fund
   Institutional Shares                                      459
   Administration Shares                                      18
   Service Shares                                              2
   Class A Shares                                            399
GS Short Duration Tax-Free Fund
   Institutional Shares                                      146
   Administration Shares                                       8
   Service Shares                                              0


   Class A                                                     9
   Class B                                                     8
GS Core Fixed Income Fund
   Institutional Shares                                      172
   Administration Shares                                      29
   Service Shares                                              4
   Class A                                                     9
   Class B                                                     9
Goldman Sachs Global Income Fund
   Institutional Shares                                       34
   Service Shares                                              6
   Class A Shares                                          2,631
   Class B Shares                                            117
Goldman Sachs Government Income Fund
   Class A Shares                                            841
   Class B Shares                                            150
Goldman Sachs Municipal Income Fund
   Class A Shares                                          1,518
   Class B Shares                                             30
Goldman Sachs Capital Growth Fund Shares
   Class A                                                31,430
   Class B                                                   706
   Class C                                                     0
Goldman Sachs CORE U.S. Equity Fund Shares
   Class A                                                12,343
   Class B                                                 1,560
   Class C                                                     0
   Institutional Class                                        23
   Service Class                                               8
Goldman Sachs Small Cap Equity Fund Shares
   Class A                                                16,911
   Class B                                                   887
   Class C                                                     0
Goldman Sachs International Equity Fund Shares
   Class A                                                24,211
   Class B                                                 2,967
   Class C                                                     0
   Institutional Class                                        41
   Service Class                                               6
Goldman Sachs Growth and Income Fund Shares
   Class A                                                37,701
   Class B                                                 5,575
   Class C                                                     0
   Institutional Class                                        15
   Service Class                                               9
Goldman Sachs Asia Growth Fund Shares
   Class A                                                10,984
   Class B                                                   503
   Class C                                                     0
   Institutional Class                                        11
   Service Class                                               4
Goldman Sachs Balanced Fund Shares


   Class A                                                 4,038
   Class B                                                   400
   Class C                                                     0
Goldman Sachs Mid-Cap Equity Fund
   Institutional Shares                                       23
   Service Shares                                              4
Goldman Sachs CORE Large Cap Growth Fund
   Class A                                                    51
   Class B                                                    11
   Class C                                                     0
   Institutional                                               7
   Service                                                     7
Goldman Sachs Emerging Markets Equity Fund
   Class A                                                     0
   Class B                                                     0
   Class C                                                     0
   Institutional                                               0
   Service                                                     0
Goldman Sachs CORE Small Cap Equity Fund
   Class A                                                     0
   Class B                                                     0
   Class C                                                     0
   Institutional                                               0
   Service                                                     0
Goldman Sachs CORE International Fund
   Class A                                                     0
   Class B                                                     0
   Class C                                                     0
   Institutional                                               0
   Service                                                     0
Goldman Sachs Real Estate Securities Fund
   Class A                                                     0
   Class B                                                     0
   Class C                                                     0
   Institutional                                               0
   Service                                                     0

(Information supplied as of May 16, 1997)

ITEM 27. INDEMNIFICATION
         ---------------

Article III of the Declaration of Trust of Goldman Sachs Trust, the Delaware business trust, provides for indemnification of the Trustees, offices and agents of the Trust, subject to certain limitations. The Declaration of Trust was filed as Exhibit 1(g).

The Management Agreement with each of the Funds (other than the ILA Portfolios) provides that the applicable Investment Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund, except a loss resulting from wilful misfeasance, bad faith or gross negligence on the party of the Investment Adviser or from reckless disregard by the Invest-ment Adviser of its obligations or duties under the Management Agreement.
Section 7 of the Advisory Agreement with respect to the ILA Portfolios provides that the ILA Portfolios will indemni fy the Adviser against certain liabilities; provided, however, that such indemnification does not apply to any loss by reason of its wilful misfeasance, bad faith or gross negligence or the Adviser's reckless disregard of its obligation under the Advisory Agreement. The Management Agreements were filed as Exhibit 5(o).

Section XI of the Distribution Agreement and Section 7 of the Transfer Agency Agreement between the Registrant and Goldman, Sachs & Co. dated July 15, 1991 each provides that the Registrant will indemnify Goldman, Sachs & Co. against certain liabilities. A copy of such Agreements were filed as Exhibits 6(a) and 17(a), respectively, to the Registrant's Registration Statement.

Mutual fund and Trustees and officers liability policies pur chased jointly by the Registrant, Goldman Sachs Money Market Trust, Goldman Sachs Equity Portfolios, Inc., Trust for Credit Unions, The Benchmark Funds and The Commerce Funds and Goldman, Sachs & Co. insure such persons and their respective trustees, partners, officers and employees, subject to the policies' cover age limits and exclusions and varying deductibles, against loss resulting from claims by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

ITEM 28.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.
          ----------------------------------------------------

The business and other connections of the officers and Managing Directors of Goldman, Sachs & Co., Goldman Sachs Funds Manage ment, L.P., and Goldman Sachs Asset Management International are listed on their respective Forms ADV as currently filed with the Commission (File Nos. 801-16048, 801-37591 and 801-38157, respec tively) the text of which are hereby incorporated by reference.

ITEM 29. PRINCIPAL UNDERWRITERS.
         ----------------------

(a). Goldman, Sachs & Co. or an affiliate or a division thereof currently serves as investment adviser and distributor of the units of Trust for Credit Unions and for shares of Goldman Sachs Trust. Goldman, Sachs & Co., or a division thereof currently serves as administrator and distributor of the units or shares of The Benchmark Funds and The Commerce Funds.

(b). Set forth below is certain information pertaining to the Managing Directors of Goldman, Sachs & Co., the Registrant's principal underwriter, who are members of Goldman, Sachs & Co.'s Executive Committee. None of the members of the executive committee holds a position or office with the Registrant.

                       GOLDMAN SACHS EXECUTIVE COMMITTEE


     Name and Principal
     Business Address                 Position
     ----------------                 --------

     Jon S. Corzine (1)               Chief Executive Officer
     Robert J. Hurst (1)              Managing Director
     Henry M. Paulson, Jr. (1)        Chief Operating Officer
     John A. Thain (1)(3)             Chief Financial Officer
     John L. Thornton (3)             Managing Director
     Roy J. Zuckerberg (2)            Managing Director
     _______________________

(1)  85 Broad Street, New York, NY 10004
(2)  One New York Plaza, New York, NY 10004
(3)  Peterborough Court, 133 Fleet Street, London EC4A 2BB, England

 (c) Not Applicable.

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS.
          --------------------------------

The Declaration of Trust, By-laws and minute books of the Regis trant are in the physical possession of Goldman Sachs Asset Management, One New York Plaza, New York, New York 10004. All other accounts, books and other documents required to be main tained under Section 31(a) of the Investment Company Act of 1940 and the Rule promulgated thereunder are in the physical posses sion of State Street Bank and Trust Company, P.O. Box 1713, Bos ton, Massachusetts 02105 except for certain transfer agency records which are maintained by Goldman, Sachs & Co., 4900 Sears Tower, Chicago, Illinois 60606.

ITEM 31. MANAGEMENT SERVICES
         -------------------

The Custodian Agreement between State Street Bank and Trust Company and Registrant provides for State Street Bank and Trust Company to act as custodian and to maintain certain accounting records for Registrant. Remuneration is based on a minimum fixed dollar charge per annum and the Funds' average daily net assets (such remuneration being subject to adjustment on the basis of the amount of the Funds' uninvested cash) and on the number of portfolio transactions. Such Agreement together with the related letter and other agreements and amendments pertaining thereto, referred to under Item 24(b) are hereby incorporated by refer ence.

ITEM 32.  UNDERTAKINGS
          ------------

(a) The Funds Annual Reports contain performance information and are available to any recipient of the Prospectuses upon request and without charge by writing to Goldman, Sachs & Co., 4900 Sears Tower, Chicago, Illinois 60606.

(b) With respects to Goldman Sachs CORE Small Cap Equity Fund, Goldman Sachs CORE International Fund and Goldman Sachs Real Estate Securities Fund, the Registrant undertakes to file a post-effective amendment, using financial statements which need not be certified, within four to six months from the effective date of the Post-Effective Amendment to the Registration Statement relating to shares of such Funds.

                                  SIGNATURES
                                  ----------

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Goldman Sachs Trust, a Delaware business trust (the "Delaware Trust") has duly caused this Post-Effective Amendment No. 35 to its Registration State ment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City and State of New York on the 11th day of June, 1997.



                                     GOLDMAN SACHS TRUST
                                     (A Delaware business trust)


                                     By: /s/Michael J. Richman
                                         --------------------------
                                            Michael J. Richman
                                            Secretary

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 35 to the Registration State ment of the Delaware Trust has been signed below by the following persons in the capacities and on the date indicated.


NAME                                TITLE              DATE
---------------------------  --------------------  -------------

*Douglas C. Grip             President             June 11, 1997
---------------------------
 Douglas C. Grip

*Scott M. Gilman             Principal Accounting  June 11, 1997
---------------------------
 Scott M. Gilman             Officer And Principal
                             Financial Officer

*David B. Ford               Trustee               June 11, 1997
---------------------------
 David B. Ford

*Mary Patterson McPherson    Trustee               June 11, 1997
---------------------------
 Mary Patterson McPherson

*Ashok N. Bakhru             Trustee               June 11, 1997
---------------------------
 Ashok N. Bakhru

*Alan A. Shuch               Trustee               June 11, 1997
---------------------------
 Alan A. Shuch

*Jackson W. Smart            Trustee               June 11, 1997
---------------------------
 Jackson W. Smart, Jr.


*John P. McNulty        Trustee  June 11, 1997
----------------------
John P. McNulty

*William H. Springer    Trustee  June 11, 1997
----------------------
 William H. Springer

*Richard P. Strubel     Trustee  June 11, 1997
----------------------
 Richard P. Strubel




*By: /s/Michael J. Richman          June 11, 1997
    ----------------------
     Michael J. Richman,
     Attorney-In-Fact


* Pursuant to a power of attorney previously filed.

                               INDEX TO EXHIBITS
                               -----------------

Exhibits
--------

     11.  Consent of Arthur Andersen LLP.

     1(h).     Amendment to Declaration of Trust.

     5(e).     Management Agreement of behalf of Delaware busi ness trust.

     5(f). Form of Amendment to Schedule A of the Management Agreement to include Goldman Sachs CORE Small Cap Equity Fund and Goldman Sachs CORE International Equity Fund.

     6(b). Class C Plan of Distribution Pursuant to Rule 12b-1 between Registrant and Goldman, Sachs & Co.

     15(i).    Class C Authorized Dealer Service Plan.